As filed with the Securities and Exchange Commission on December 20, 2005

                                            1933 Act Registration No. 333-______

--------------------------------------------------------------------------------

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form N-14AE

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

                [ ] Pre-Effective         [ ] Post-Effective
                    Amendment No.             Amendment No.

                         METROPOLITAN SERIES FUND, INC.*
               [Exact Name of Registrant as Specified in Charter]

                 Area Code and Telephone Number: (617) 578-3104

                               501 Boylston Street
                           Boston, Massachusetts 02116
                    ---------------------------------------
                    (Address of Principal Executive Offices)

                             John L. Lipscomb, Esq.
                  Executive Vice President and General Counsel
                               MetLife Group, Inc.
                                 1 MetLife Plaza
                            27-01 Queens Plaza North
                        Long Island City, New York 11101

                                    Copy to:

                                 Thomas M. Lenz
                              MetLife Advisers, LLC
                               501 Boylston Street
                           Boston, Massachusetts 02116
                     ---------------------------------------
                     (Name and Address of Agent for Service)

                        Copies of All Correspondence to:
                               John M. Loder, Esq.
                                Ropes & Gray LLP
                              1 International Place
                           Boston, Massachusetts 02110

        Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

        Title of Securities Being Registered: Shares of capital stock, par value $.01 per share.

        The Registrant has registered an indefinite amount of securities of its MFS Total Return Portfolio under the Securities Act of 1933 pursuant to Section 24(f) under the Investment Company Act of 1940; accordingly, no fee is payable herewith. A Rule 24f-2 Notice for the Registrant's fiscal year ended December 31, 2004 was filed with the Commission on or about March 28, 2005.

        It is proposed that this filing will become effective on January 19, 2006 pursuant to Rule 488 of the Securities Act of 1933.

        * On behalf of its MFS Total Return Portfolio.

                           THE TRAVELERS SERIES TRUST
                                  One Cityplace
                           Hartford, Connecticut 06103
                                January 19, 2006

Dear Contract Owner:

        As an Owner of a variable annuity or variable life insurance contract (the "Contract") issued by ________ (each an "Insurance Company"), you have the right to instruct the Insurance Company how to vote certain shares of the MFS Total Return Portfolio (the "Trust Portfolio") of The Travelers Series Trust (the "Trust") at a Special Meeting of Shareholders to be held on March 14, 2006. Although you are not directly a shareholder of the Trust Portfolio, some or all of your Contract value is invested, as provided by your Contract, in the Trust Portfolio. Accordingly, you have the right under your Contract to instruct the Insurance Company how to vote the Trust Portfolio's shares that are attributable to your Contract at the Special Meeting. Before the Special Meeting, I would like your vote on the important proposal described in the accompanying Prospectus/Proxy Statement.

        The Prospectus/Proxy Statement describes the proposed reorganization of the Trust Portfolio. All of the assets of the Trust Portfolio would be acquired by MFS Total Return Portfolio ("Fund Portfolio"), a series of Metropolitan Series Fund, Inc., in exchange for shares of Fund Portfolio and the assumption by Fund Portfolio of the liabilities of the Trust Portfolio. Fund Portfolio's investment objective and investment strategies are similar to those of the Trust Portfolio.

        You will receive Class F shares of Fund Portfolio having an aggregate net asset value equal to the aggregate net asset value of your Trust Portfolio's shares. Details about Fund Portfolio's investment objective, performance, and management team are contained in the attached Prospectus/Proxy Statement. For federal income tax purposes, the transaction is expected to be a non-taxable event for shareholders and Owners.

        The Board of Trustees has approved the proposal for the Trust Portfolio and recommends that you instruct the Insurance Company to vote FOR the proposal.

        I realize that this Prospectus/Proxy Statement will take time to review, but your vote is very important. Please take the time to familiarize yourself with the proposal. If you attend the meeting, you may give your voting instructions in person. If you do not expect to attend the meeting, please complete, date, sign and return the enclosed voting instructions form in the enclosed postage-paid envelope. You may also transmit your voting instructions through the Internet. Instructions on how to complete the voting instructions form or vote through the Internet are included immediately after the Notice of Special Meeting.

        If you have any questions about the voting instructions form please call the Trust at 1-800-842-9368. If we do not receive your completed voting instructions form or your Internet vote within several weeks, you may be contacted by Computershare Fund Services, our proxy solicitor, who will remind you to pass on your voting instructions.

        Thank you for taking this matter seriously and participating in this important process.

                                             Sincerely,

                                             /s/ Elizabeth M. Forget
                                             -----------------------------------
                                             Elizabeth M. Forget
                                             President
                                             The Travelers Series Trust

                           THE TRAVELERS SERIES TRUST
                                  One Cityplace
                           Hartford, Connecticut 06103

                           MFS TOTAL RETURN PORTFOLIO

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          To Be Held on March 14, 2006

To the Shareholders of The Travelers Series Trust:

        NOTICE IS HEREBY GIVEN THAT a Special Meeting of the Shareholders of the MFS Total Return Portfolio (the "Trust Portfolio") of The Travelers Series Trust (the "Trust"), a Massachusetts business trust, will be held at the offices of Met Investors Series Trust, 260 Madison Avenue, New York, New York on March 14, 2006 at 10:00 a.m. Eastern time and any adjournments thereof (the "Special Meeting") for the following purpose:

        1. To consider and act upon an Agreement and Plan of Reorganization (the "Plan") providing for the acquisition of all of the assets of the Trust Portfolio by MFS Total Return Portfolio ("Fund Portfolio"), a series of Metropolitan Series Fund, Inc., in exchange for shares of Fund Portfolio and the assumption by Fund Portfolio of the liabilities of the Trust Portfolio. The Plan also provides for distribution of these shares of Fund Portfolio to shareholders of the Trust Portfolio in liquidation and subsequent termination of the Trust Portfolio. A vote in favor of the Plan is a vote in favor of the liquidation and dissolution of the Trust Portfolio.

        The Board of Trustees has fixed the close of business on December 30, 2005 as the record date for determination of shareholders entitled to notice of and to vote at the Special Meeting.

                                             By order of the Board of Trustees


                                             Paul G. Cellupica
                                             -----------------------------------
                                             SECRETARY

January 19, 2006

CONTRACT OWNERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING VOTING INSTRUCTIONS FORM IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR FOLLOW THE INSTRUCTIONS IN THE MATERIALS RELATING TO INTERNET VOTING. INSTRUCTIONS FOR THE PROPER EXECUTION OF THE VOTING INSTRUCTIONS FORM ARE SET FORTH IMMEDIATELY FOLLOWING THIS NOTICE. IT IS IMPORTANT THAT THE FORM BE RETURNED PROMPTLY.

                INSTRUCTIONS FOR SIGNING VOTING INSTRUCTIONS FORM

        The following general rules for signing voting instructions forms may be of assistance to you and avoid the time and expense to the Trust involved in validating your vote if you fail to sign your voting instructions form properly.

        1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the voting instructions form.

        2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the voting instructions form.

        3. ALL OTHER ACCOUNTS: The capacity of the individual signing the voting instructions form should be indicated unless it is reflected in the form of registration. For example:

        REGISTRATION                                VALID SIGNATURE
        -----------------------------------------------------------

        CORPORATE ACCOUNTS
        __________________

        (1)  ABC Corp. ............................ ABC Corp.

        (2)  ABC Corp. ............................ John Doe, Treasurer

        (3)  ABC Corp.
             c/o John Doe, Treasurer .............. John Doe

        (4)  ABC Corp. Profit Sharing Plan ........ John Doe, Trustee

        TRUST ACCOUNTS
        ______________

        (1)  ABC Trust ............................ Jane B. Doe, Trustee

        (2)  Jane B. Doe, Trustee
             u/t/d 12/28/78 ....................... Jane B. Doe

        CUSTODIAL OR ESTATE ACCOUNTS
        ____________________________

        (1)  John B. Smith, Cust.
             f/b/o John B. Smith, Jr. UGMA ........ John B. Smith

        (2)  Estate of John B. Smith .............. John B. Smith, Jr., Executor

INSTRUCTIONS FOR VOTING OVER THE INTERNET

To vote your voting instructions form via the Internet follow the four easy steps below.

1.      Read the accompanying proxy information and voting instructions form.

2.      Go to https://vote.proxy-direct.com.

3.      Enter the 14-digit "CONTROL NO." from your voting instructions form.

4.      Follow the simple online instructions.

You do not need to return your voting instructions form if you vote via the Internet site.

                    ACQUISITION OF ASSETS AND LIABILITIES OF

                           MFS TOTAL RETURN PORTFOLIO
                                   a series of
                           THE TRAVELERS SERIES TRUST
                                  One Cityplace
                           Hartford, Connecticut 06103
                                 (800) 842-9368

                        BY AND IN EXCHANGE FOR SHARES OF

                           MFS TOTAL RETURN PORTFOLIO
                                   a series of
                         METROPOLITAN SERIES FUND, INC.
                               501 Boylston Street
                           Boston, Massachusetts 02116
                                 (800) 638-7732

                           PROSPECTUS/PROXY STATEMENT

                             DATED JANUARY 19, 2006

        This Prospectus/Proxy Statement is being furnished in connection with the proposed Agreement and Plan of Reorganization (the "Plan") which will be submitted to shareholders of MFS Total Return Portfolio (the "Trust Portfolio") of The Travelers Series Trust (the "Trust"), for consideration at a Special Meeting of Shareholders to be held on March 14, 2006 at 10:00 a.m. Eastern time at the offices of Met Investors Series Trust, 260 Madison Avenue, New York, New York 10016, and any adjournments thereof (the "Meeting").

                                     GENERAL

        Subject to the approval of Trust Portfolio's shareholders, the Board of Trustees of the Trust has approved the proposed reorganization of Trust Portfolio, which is a series of the Trust, into MFS Total Return Portfolio (the "Fund Portfolio"), a series of Metropolitan Series Fund, Inc. (the "Fund"). Trust Portfolio and Fund Portfolio are sometimes referred to in this Prospectus/Proxy Statement individually as a "Portfolio" and collectively as the "Portfolios."

        The Travelers Insurance Company, The Travelers Life and Annuity Company, Citicorp Life Insurance Company and First Citicorp Life Insurance Company (individually an "Insurance Company" and collectively the "Insurance Companies"), affiliates of Metropolitan Life Insurance Company, a New York life insurance company ("MetLife"), are the record owners of Trust Portfolio's shares and at the Meeting will vote the shares of Trust Portfolio held in their separate accounts.

        As an owner of a variable life insurance or annuity contract (a "Contract") issued by the Insurance Company, you have the right to instruct the Insurance Company how to vote the shares of Trust Portfolio that are attributable to your Contract at the Meeting. Although you are not directly a shareholder of Trust Portfolio, you have this right because some or all of your Contract value is invested, as provided by your Contract, in Trust Portfolio. For simplicity, in this Prospectus/Proxy Statement:

        . "Record Holder" of Trust Portfolio refers to each Insurance Company which holds Trust Portfolio's shares of record unless indicated otherwise in this Prospectus/Proxy Statement;

        . "shares" refers generally to your shares of beneficial interest in the Portfolio; and

        .       "shareholder" or "Contract Owner" refers to you.

        In the reorganization, all of the assets of Trust Portfolio will be acquired by Fund Portfolio in exchange for Class F shares of Fund Portfolio and the assumption by Fund Portfolio of the liabilities of Trust Portfolio (the "Reorganization"). If the Reorganization is approved, Class F shares of Fund Portfolio will be distributed to each Record Holder in liquidation of Trust Portfolio, and Trust Portfolio will be terminated as a series of the Trust. You will then hold that number of full and fractional shares of Fund Portfolio which have an aggregate net asset value equal to the aggregate net asset value of your shares of Trust Portfolio.

        Trust Portfolio is a separate diversified series of the Trust, a Massachusetts business trust, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Fund Portfolio is a separate diversified series of the Fund, a Maryland corporation, which is also an open-end management investment company registered under the 1940 Act. The investment objective of Trust Portfolio is similar to that of Fund Portfolio, as follows:

--------------------------------------------------------------------------------
         Portfolio                       Investment Objective
--------------------------------------------------------------------------------
Trust Portfolio                 Above average income (compared to a
                                portfolio invested entirely in equity
                                securities) consistent with the prudent
                                employment of capital. Secondarily, growth of capital and growth of income.

--------------------------------------------------------------------------------
Fund Portfolio                  A favorable total return through
                                investment in a diversified portfolio.
--------------------------------------------------------------------------------

The investment strategies for Trust Portfolio are similar to those for Fund Portfolio.

        This Prospectus/Proxy Statement explains concisely the information about Fund Portfolio that you should know before voting on the Reorganization. Please read it carefully and keep it for future reference. Additional information concerning each Portfolio and the Reorganization is contained in the documents described below, all of which have been filed with the Securities and Exchange Commission ("SEC"):

-----------------------------------------------------------------------------------------------------------
Information about Trust Portfolio:                            How to Obtain this Information:
-----------------------------------------------------------------------------------------------------------
Prospectus of the Trust relating to Trust Portfolio,          Copies are available upon request and without
dated May 21, 2005, as supplemented                           charge if you:

Statement of Additional Information of the Trust                   .    Write to the Trust at the address
relating to Trust Portfolio, dated May 21, 2005, as                     listed on the cover page of this
supplemented                                                            Prospectus/Proxy Statement; or

Annual Report of the Trust relating to Trust Portfolio             .    Call (800) 842-9368 toll-free.
for the fiscal year ended October 31, 2005

-----------------------------------------------------------------------------------------------------------
Information about Fund Portfolio:                             How to Obtain this Information:
-----------------------------------------------------------------------------------------------------------
Prospectus of the Fund relating to Fund Portfolio,            A copy is available upon request and without
dated  May 1, 2005, WHICH ACCOMPANIES THIS                    charge if you:
PROSPECTUS/PROXY STATEMENT
                                                                   .    Write to the Fund at the address
Statement of Additional Information of the Fund                         listed on the cover page of this
relating to Fund Portfolio, dated May 1, 2005                           Prospectus/Proxy Statement; or

Annual Report of the Fund relating to Fund Portfolio               .    Call (800) 638-7732 toll-free.
for the year ended December 31, 2004

Semi-Annual Report of the Fund relating to Fund
Portfolio for the six month period ended June 30, 2005

-----------------------------------------------------------------------------------------------------------
Information about the Reorganization:                         How to Obtain this Information:
-----------------------------------------------------------------------------------------------------------
Statement of Additional Information dated January 19,         A copy is available upon request and without
2006, which relates to this Prospectus/Proxy Statement        charge if you:
and the Reorganization
                                                                   .    Write to the Fund at the address
                                                                        listed on the cover page of this
                                                                        Prospectus/Proxy Statement; or

                                                                   .    Call (800) 638-7732 toll-free.
-----------------------------------------------------------------------------------------------------------

        You can also obtain copies of any of these documents without charge on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies are available for a fee by electronic request at the following E-mail address: publicinfo@sec.gov, or from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, or the regional offices of the SEC located at 233 Broadway, New York, NY 10279 and 175 W. Jackson Boulevard, Suite 900, Chicago, IL 60604. Information on the operation of the Public Reference Branch may be obtained by calling (202) 942-8090.

        Information relating to Trust Portfolio contained in the Prospectus of the Trust dated May 21, 2005 (SEC File No. 811-06465) is incorporated by reference in this document. (This means that such information is legally considered to be part of this Prospectus/Proxy Statement.) Information relating to Fund Portfolio contained in the Prospectus of the Fund dated May 1, 2005 (SEC File No. 811-03618) also is incorporated by reference in this document. The Statement of Additional Information dated January 19, 2006 relating to this Prospectus/Proxy Statement and the Reorganization, which includes the financial statements of the Trust relating to the Trust Portfolio for the fiscal year ended October 31, 2005, financial statements of the Fund relating to Fund Portfolio for the year ended December 31, 2004 and the six month period ended June 30, 2005 and the pro forma financial statements of the Fund relating to Fund Portfolio for the twelve month period ended June 30, 2005, is incorporated by reference in its entirety in this document.

--------------------------------------------------------------------------------
THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS/PROXY STATEMENT IS ACCURATE OR ADEQUATE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.
-------------------------------------------------------------------------------

        AN INVESTMENT IN FUND PORTFOLIO THROUGH A CONTRACT:

        .       is not a deposit of, or guaranteed by, any bank

        . is not insured by the FDIC, the Federal Reserve Board or any other government agency

        .       is not endorsed by any bank or government agency

        . involves investment risk, including possible loss of the purchase payment of your original investment

                                TABLE OF CONTENTS
                                                                                                                Page
SUMMARY ......................................................................................................... 6
    Why is the Reorganization being proposed? ................................................................... 6
    What are the key features of the Reorganization? ............................................................ 6
    After the Reorganization, what shares of Fund Portfolio will I own? ......................................... 7
    How will the Reorganization affect me? ...................................................................... 7
    How do the Trustees recommend that I vote? .................................................................. 8
    How do the Portfolios' investment objectives, principal investment strategies and risks compare? ............ 8
    How do the Portfolios' fees and expenses compare? .......................................................... 11
    How do the Portfolios' performance records compare? ........................................................ 12
    Will I be able to purchase and redeem shares, change my investment options, annuitize and receive distributions the same way? ................................................................................ 15
    Who will be the investment adviser of my Portfolio after the Reorganization?  What will the management and advisory fees be after the Reorganization? ............................................................. 15
    What will be the primary federal tax consequences of the Reorganization? ................................... 17
RISKS .......................................................................................................... 17
    Are the risk factors for the Portfolios similar? ........................................................... 18
    What are the primary risks of investing in each Portfolio? ................................................. 18
    Are there any other risks of investing in each Portfolio? .................................................. 21
INFORMATION ABOUT THE REORGANIZATION ........................................................................... 22
    Reasons for the Reorganization ............................................................................. 22
    Agreement and Plan of Reorganization ....................................................................... 23
    Federal Income Tax Consequences ............................................................................ 25
    Pro Forma Capitalization ................................................................................... 26
    Distribution of Shares ..................................................................................... 27
    Purchase and Redemption Procedures ......................................................................... 28
    Exchange Privileges ........................................................................................ 29
    Dividend Policy ............................................................................................ 29
COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS ................................................................ 29
    Form of Organization ....................................................................................... 29
    Capitalization ............................................................................................. 30
    Shareholder Liability ...................................................................................... 30
    Shareholder Meetings and Voting Rights ..................................................................... 30
    Liquidation ................................................................................................ 31
    Liability and Indemnification of Trustees/Directors ........................................................ 32
VOTING INFORMATION CONCERNING THE MEETING ...................................................................... 32
    Shareholder Information .................................................................................... 35
    Control Persons and Principal Holders of Securities ........................................................ 35
FINANCIAL STATEMENTS AND EXPERTS ............................................................................... 35
LEGAL MATTERS .................................................................................................. 36
ADDITIONAL INFORMATION ......................................................................................... 36
OTHER BUSINESS ................................................................................................. 36
EXHIBIT A  Form of Agreement and Plan of Reorganization ....................................................... A-1

                                     SUMMARY

          THIS SECTION SUMMARIZES THE PRIMARY FEATURES AND CONSEQUENCES
                OF THE REORGANIZATION. IT MAY NOT CONTAIN ALL OF THE
             INFORMATION THAT IS IMPORTANT TO YOU. TO UNDERSTAND THE
          REORGANIZATION, YOU SHOULD READ THIS ENTIRE PROSPECTUS/PROXY
                           STATEMENT AND THE EXHIBITS.

        This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, the Prospectuses and Statements of Additional Information relating to the Portfolios and the form of the Agreement and Plan of Reorganization (the "Plan"), which is attached to this Prospectus/Proxy Statement as Exhibit A.

WHY IS THE REORGANIZATION BEING PROPOSED?

        The Reorganization is part of a restructuring designed to eliminate the offering of overlapping funds in the MetLife, Inc. families of funds with similar investment objectives and similar investment strategies that serve as funding vehicles for insurance contracts issued by affiliates of MetLife. Fund Portfolio (Class A shares, as adjusted) has slightly outperformed Trust Portfolio year-to-date through September 30, 2005, and on a one- and three-year basis, although in relative terms their performance is essentially the same. In addition, the total operating expenses of Fund Portfolio, assuming the Reorganization is consummated, on a pro forma basis will be less than those of Trust Portfolio. Therefore, the Trustees believe that the Reorganization is in the best interests of Trust Portfolio's shareholders.

WHAT ARE THE KEY FEATURES OF THE REORGANIZATION?

        The Plan sets forth the key features of the Reorganization. For a complete description of the Reorganization, see Exhibit A. The Plan generally provides for the following:

        . the transfer in-kind of all of the assets of Trust Portfolio to Fund Portfolio in exchange for Class F shares of Fund Portfolio;

        . the assumption by Fund Portfolio of all of the liabilities of Trust Portfolio;

        . the liquidation of Trust Portfolio by distribution of Class F shares of Fund Portfolio to Trust Portfolio's Record Holders; and

        . the structuring of the Reorganization as a tax-free reorganization for federal income tax purposes.

        The Reorganization is expected to be completed on or about May 1, 2006.

AFTER THE REORGANIZATION, WHAT SHARES OF FUND PORTFOLIO WILL I OWN?

        If you own shares of Trust Portfolio, you will own Class F shares of Fund Portfolio.

        The new shares you receive will have the same total value as your shares of Trust Portfolio, as of the close of business on the day immediately prior to the Reorganization.

HOW WILL THE REORGANIZATION AFFECT ME?

        It is anticipated that the Reorganization will benefit you as follows, although no assurance can be given that the Reorganization will result in any such benefits:

        . POTENTIAL COST SAVINGS: After the Reorganization, Trust Portfolio's shareholders may benefit from lower management fees and a more advantageous breakpoint schedule. Trust Portfolio's management fee at current asset levels is 0.77%. It is anticipated that Fund Portfolio's management fee will be 0.53% based upon its anticipated level of assets immediately following the Reorganization, while Fund Portfolio's Class A shares as adjusted to include the 0.20% 12b-1 fee for Class F shares and other expenses of 0.04% will result in Fund Portfolio's total operating expenses equaling 0.77% as compared to Trust Portfolio's total operating expenses of 0.79%.

        . OPERATING EFFICIENCIES: Upon the Reorganization, operating efficiencies may be achieved by Fund Portfolio because it will have a greater level of combined assets. As of September 30, 2005, Trust Portfolio's total net assets were approximately $1.295 billion, and Fund Portfolio's total net assets were approximately $505.5 million.

        The Reorganization will not affect your Contract rights. The value of your Contract will remain the same immediately following the Reorganization. The Fund will sell its shares on a continuous basis at net asset value only to insurance companies and to employee benefit plans that are qualified plans under federal tax law. Each Insurance Company will keep the same separate account. Your Contract values will be allocated to the same separate account and that separate account will invest in Fund Portfolio after the Reorganization. After the Reorganization your Contract values will depend on the performance of Fund Portfolio rather than that of Trust Portfolio. Neither the Trust nor Contract Owners will bear any costs of the Meeting, this proxy solicitation or any adjourned session. All of the costs of the Reorganization will be paid by MetLife Advisers, LLC or one of its affiliates.

        Like Trust Portfolio, Fund Portfolio will declare and pay dividends from net investment income annually and will distribute net realized capital gains, if any, to the Insurance Company separate accounts (not to you) once a year. These dividends and distributions will continue to be reinvested by your Insurance Company in additional Class F shares of Fund Portfolio.

HOW DO THE TRUSTEES RECOMMEND THAT I VOTE?

        The Trustees of the Trust, including the Trustees who are not "interested persons" (the "Disinterested Trustees"), as such term is defined in the 1940 Act, have concluded that the Reorganization would be in the best interest of the shareholders of Trust Portfolio, and that their interests will not be diluted as a result of the Reorganization. Accordingly, the Trustees have submitted the Plan for the approval of the shareholders of Trust Portfolio.

      THE TRUSTEES RECOMMEND THAT YOU VOTE FOR THE PROPOSED REORGANIZATION.

The Directors of the Fund, including those Directors who are not "interested persons" of the Fund (the "Independent Directors"), have also approved the Plan on behalf of Fund Portfolio.

HOW DO THE PORTFOLIOS' INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS COMPARE?

        The investment objective and investment strategies of Trust Portfolio are similar to those of Fund Portfolio. The investment objective of each Portfolio is non-fundamental, which means that it may be changed by vote of the Trustees or Directors, as the case may be, and without shareholder approval.

        The following tables summarize the investment objectives and principal investment strategies of Trust Portfolio and Fund Portfolio as set forth in their respective Prospectus and Statement of Additional Information.

--------------------------------------------------------------------------------
                  TRUST PORTFOLIO
--------------------------------------------------------------------------------
Investment        Above average income consistent with the prudent employment of
Objective         capital.
                  Secondarily, growth of capital and growth of income.

--------------------------------------------------------------------------------
Principal         Under normal market conditions, invests between 40% and 75%
Investment        of its assets in equity securities.
Strategies
                  In selecting individual equity securities for investment, the subadviser seeks companies that are undervalued in the market relative to their long-term potential with relatively large market capitalizations (i.e., $5 billion or more).

                  Subadviser also invests in convertible securities that generally provide a fixed income stream and an opportunity to participate in an increase in the market price of the underlying common stock.

                  Under normal market conditions, invests at least 25% in non-convertible fixed-income securities.

                  May invest up to 20% of its assets in nonconvertible fixed-income securities rated below investment grade or unrated securities of equivalent quality.

                  May invest without limit in American Depositary Receipts
                  (ADRs) and up to 20% of its total assets in foreign
                  securities.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  FUND PORTFOLIO
--------------------------------------------------------------------------------
Investment        A favorable total return through investment in a diversified
Objective         portfolio.

--------------------------------------------------------------------------------
Principal         Normally invests at least 40%, but not more than 75%, of its
Investment        assets in common stocks and related securities such as
Strategies        preferred stocks, and bonds, warrants or rights convertible into stock.

                  May vary the percentage of its assets invested in any one type of security (within the foregoing limits) in accordance with the Subadviser's interpretation of economic and money market conditions, fiscal and monetary policy, and security values.

                  Focuses on undervalued equity securities issued by companies with large market capitalizations ($5 billion or more).

                  Normally invests at least 25% of its assets in non-convertible fixed-income securities.

                  Although the fixed-income portion of the Portfolio invests primarily in investment grade fixed-income securities, the Portfolio may invest up to 20% in lower quality, high-yield securities.

                  May invest up to 20% of its net assets in foreign securities.
--------------------------------------------------------------------------------

        Because the two Portfolios have similar investment objectives and policies, they are subject to similar risks. The principal risks of investing in Fund Portfolio and Trust Portfolio include:

..       MARKET RISK - a Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. A Portfolio's investment performance may also be harmed by potentially rapid changes in the prices of equity securities.

..       MARKET CAPITALIZATION RISK - investments primarily in issuers in one market capitalization category (large, medium or small) carry the risk that due to current market conditions that category may be out of favor; stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

..       INVESTMENT STYLE RISK - different investment styles such as growth or value investing tend to shift in or out of favor, depending on market and economic conditions as well as investor sentiment.

..       FOREIGN INVESTMENT RISK - investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers are subject. These risks are increased for emerging market securities.

..       CREDIT RISK - the value of investments in debt securities may be adversely affected if an issuer fails to pay interest, dividends or principal on a timely basis.

..       INTEREST RATE RISK - the value of debt securities varies inversely with interest rates, which means that the value of the investments increases as interest rates decline and decreases as interest rates rise. Yields from short term instruments normally may be lower than yields from long term securities, while long term securities may be more volatile than short term securities.

..       HIGH YIELD DEBT SECURITIES RISK - lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. Lower rated securities are more subject to credit risk than higher rated securities. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities.

        Each Portfolio may invest some or all of its assets in money market instruments or utilize other investment strategies as a temporary defensive measure during, or in anticipation of, adverse market conditions or, in the case of Fund Portfolio, to meet redemptions. This strategy may be inconsistent with the Portfolios' principal investment objectives and strategies, and could result in lower returns and loss of market opportunities.

        For a detailed discussion of the Portfolios' risks, see the section entitled "Risks" below.

        The Portfolios have other investment policies, practices and restrictions which, together with their related risks, are also set forth in the Prospectuses and Statements of Additional Information of the Portfolios.

        Because Trust Portfolio and Fund Portfolio have similar investment objectives and investment strategies, it is not expected that the securities held by Trust Portfolio will be sold in significant amounts in order to comply with the policies and investment practices of Fund Portfolio in connection with the Reorganization. If such sales occur, the transaction costs will be borne by Fund Portfolio. Such costs are ultimately borne by the Portfolio's shareholders.

HOW DO THE PORTFOLIOS' FEES AND EXPENSES COMPARE?

        Trust Portfolio offers one class of shares. Fund Portfolio currently offers three classes of shares (Class A, Class B and Class E). Fund Portfolio's Class F shares will first be offered in connection with the Reorganization. Only Fund Portfolio's Class F shares are involved in the Reorganization. You will not pay any initial or deferred sales charge in connection with the Reorganization.

        The following tables allow you to compare the various fees and expenses that you may pay for buying and holding shares of each of the Portfolios. The table entitled "Fund Portfolio (Pro Forma)" shows you what fees and expenses are estimated to be assuming the Reorganization takes place.

        The amounts for the shares of Trust Portfolio and Fund Portfolio set forth in the following tables and in the examples are based on the expenses for Trust Portfolio and the Class A shares of Fund Portfolio for the twelve month period ended June 30, 2005, adjusted in the case of Fund Portfolio to include the effect of Class F shares' 12b-1 fee of 0.20%. The amounts for Class F shares of Fund Portfolio (Pro Forma) set forth in the following table and in the examples are based on what the estimated expenses of Fund Portfolio would have been for the twelve month period ended June 30, 2005, had the Reorganization taken place as of July 1, 2004.

        The shares of Trust Portfolio and Fund Portfolio are not charged any initial or deferred sales charge, or any other transaction fees.

THESE TABLES DO NOT REFLECT ANY FEES, EXPENSES AND WITHDRAWAL CHARGES IMPOSED BY THE CONTRACTS FOR WHICH THE PORTFOLIOS SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, YOUR COSTS WOULD BE HIGHER.

        Annual Portfolio Operating Expenses (expenses that are deducted from
        ____________________________________________________________________
        Portfolio assets)
        _________________

-----------------------------------------------------------------------------------------
                                 Trust Portfolio    Fund Portfolio      Fund Portfolio
                                                        Class F       Class F (Pro Forma)
                                 ---------------    --------------    -------------------
Management Fees                       0.77%              0.50%               0.53%*
-----------------------------------------------------------------------------------------
Distribution and                      None               0.20%               0.20%
12b-1 Fees
-----------------------------------------------------------------------------------------
Other Expenses                        0.02%              0.13%               0.04%
-----------------------------------------------------------------------------------------
Total Annual Portfolio
Operating Expenses                    0.79%              0.83%               0.77%
-----------------------------------------------------------------------------------------

        * Shareholders of Fund Portfolio are being asked to approve an increase in the investment advisory fee effective May 1, 2006. The pro forma table assumes approval of such advisory fee increase, because if the increase is not approved, the Reorganization will not proceed.

        The tables below show examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in Trust Portfolio versus Fund Portfolio and Fund Portfolio (Pro Forma), assuming the Reorganization takes place. The examples assume a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The following tables also assume that total annual operating expenses remain the same. THE EXAMPLES ARE FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

        THE EXAMPLES DO NOT REFLECT ANY FEES, EXPENSES OR WITHDRAWAL CHARGES IMPOSED BY THE CONTRACTS FOR WHICH THE PORTFOLIOS SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, YOUR COSTS WOULD BE HIGHER.

        EXAMPLES OF PORTFOLIO EXPENSES

--------------------------------------------------------------------------------
                                  TRUST PORTFOLIO
                ---------------------------------------------------
                One Year    Three Years     Five Years    Ten Years
                ---------------------------------------------------
                  $81          $252           $439          $978
--------------------------------------------------------------------------------

                                   FUND PORTFOLIO
                ---------------------------------------------------
                One Year    Three Years     Five Years    Ten Years
                ---------------------------------------------------
Class F           $85          $265           $460         $1,025
--------------------------------------------------------------------------------

                              FUND PORTFOLIO (PRO FORMA)
                ---------------------------------------------------
                One Year    Three Years     Five Years    Ten Years
                ---------------------------------------------------
Class F           $79          $246           $428          $954
--------------------------------------------------------------------------------

HOW DO THE PORTFOLIOS' PERFORMANCE RECORDS COMPARE?

        The following charts show how the Class A shares of Fund Portfolio, as adjusted to reflect the effect of Class F shares' 12b-1 fee of 0.20%, and the shares of MFS Total Return Portfolio, a series of Travelers Series Fund Inc. and the predecessor of Trust Portfolio, have performed in the past. The assets and liabilities of the predecessor fund were transferred to Trust Portfolio on June 30, 2005. Fund Portfolio appointed a new subadviser on July 1, 2001, and the performance information set forth below reflects the management of the previous subadviser and the current subadviser. Class F shares of the Fund Portfolio will first be offered in connection with the Reorganization. PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RESULTS.

        PAST PERFORMANCE DOES NOT REFLECT ANY FEES, EXPENSES OR WITHDRAWAL CHARGES IMPOSED BY THE CONTRACTS FOR WHICH THE PORTFOLIOS SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.

        Year-by-Year Total Return (%)
        _____________________________

        The charts below show the percentage gain or loss for the shares of Trust Portfolio's predecessor and the Class A shares of Fund Portfolio, as adjusted, for the last ten calendar years.

        These charts should give you a general idea of the risks of investing in each Portfolio by showing how the Portfolio's return has varied from year-to-year. These charts include the effects of Portfolio expenses. Total return amounts are based on the last ten years for Trust Portfolio's predecessor portfolio and Fund Portfolio, which periods may have occurred before your Contract began; accordingly, your investment results may differ. Each Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of each chart.

                                 TRUST PORTFOLIO

--------------------------------------------------------------------------------
25.7%   14.5%   21.2%   11.7%   2.6%   16.6%    0.0%    -5.3%   16.5%    11.5%

95      96      97      98      99     00       01      02      03       04
--------------------------------------------------------------------------------
                        High Quarter: 2nd - 2003 + 10.60%
                         Low Quarter: 3rd - 2002 -8.32%

                                 FUND PORTFOLIO

--------------------------------------------------------------------------------
31.0%   14.8%   26.3%   19.4%   9.7%   -3.6%    -4.0%   -5.6%   16.8%    11.0%

95      96      97      98      99     00       01      02      03       04
--------------------------------------------------------------------------------
                        High Quarter: 4th - 1998 + 14.8%
                         Low Quarter: 3rd - 2002 -8.56%

        The next set of tables lists the average annual total return of the shares of Trust Portfolio's predecessor and of Class A shares of Fund Portfolio, as adjusted to reflect the effect of Class F shares' 12b-1 fee of 0.20%, for the past one-, five- and ten-years (through December 31, 2004). These tables include the effects of Portfolio expenses and are intended to provide you with some indication of the risks of investing in each Portfolio by comparing its performance with an appropriate widely recognized index of securities, a description of which can be found following the table. An index does not reflect fees or expenses. It is not possible to invest directly in an index.

         Average Annual Total Return (for the period ended 12/31/2004)
         _____________________________________________________________

--------------------------------------------------------------------------------
                                1 Year Ended    5 Years Ended    10 Years Ended
                                  12/31/04         12/31/04         12/31/04
--------------------------------------------------------------------------------
TRUST PORTFOLIO                    11.46%           7.50%            11.12%
_______________
--------------------------------------------------------------------------------
S&P 500 Index                      10.87%          -2.30%            12.07%
--------------------------------------------------------------------------------
Lehman Brothers Aggregate
 Bond Index                         4.34%           7.71%             7.72%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND PORTFOLIO                  1 Year Ended    5 Years Ended    10 Years Ended
______________                    12/31/04         12/31/04         12/31/04
--------------------------------------------------------------------------------
Class F shares                     11.03%           2.54%            10.93%
--------------------------------------------------------------------------------
S&P 500 Index                      10.87%           -2.30%           12.07%
--------------------------------------------------------------------------------
Lehman Brothers Aggregate           4.34%           7.71%            7.72%
 Bond Index
--------------------------------------------------------------------------------

        The S&P 500 Index is an index of the stocks of 500 major larger-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.

        The Lehman Brothers Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation.

        For a detailed discussion of the manner of calculating total return, please see each Portfolio's Statement of Additional Information. Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date and the deduction of all recurring expenses that were charged to shareholders' accounts.

        Important information about Fund Portfolio is also contained in management's discussion of Fund Portfolio's performance which appears in the most recent Annual Report of the Fund relating to Fund Portfolio.

WILL I BE ABLE TO PURCHASE AND REDEEM SHARES, CHANGE MY INVESTMENT OPTIONS, ANNUITIZE AND RECEIVE DISTRIBUTIONS THE SAME WAY?

        The Reorganization will not affect your right to purchase and redeem shares, to change among the Insurance Company's separate account options, to annuitize, and to receive distributions as permitted by your Contract. After the Reorganization, you will be able under your current Contract to purchase additional Class F shares of Fund Portfolio. For more information, see "Purchase and Redemption Procedures," "Exchange Privileges" and "Dividend Policy" below.

WHO WILL BE THE INVESTMENT ADVISER OF MY PORTFOLIO AFTER THE REORGANIZATION? WHAT WILL THE MANAGEMENT AND ADVISORY FEES BE AFTER THE REORGANIZATION?

        Management of the Portfolios
        ____________________________

        The overall management of Trust Portfolio and of Fund Portfolio is the responsibility of, and is supervised by, the Board of Trustees of the Trust and the Board of Directors of the Fund, respectively.

        Board Members.
        ______________

        Each Portfolio has different Board members. However, it is contemplated that upon consummation of the Reorganization, one of the Board members of the Trust will serve as an Independent Board member of the Fund.

        Adviser
        ________

        MetLife Advisers, LLC (the "Adviser") is the investment adviser for Fund Portfolio. The Adviser has contracted with the Subadviser to make the day-to-day investment decisions for Fund Portfolio. The Adviser is responsible for overseeing the Fund's subadvisers, including the Subadviser, and for making recommendations to the Fund's Board of Directors relating to hiring and replacing the Fund's subadvisers.

        Facts about the Adviser:

--------------------------------------------------------------------------------
                .       The Adviser is an affiliate of MetLife.

                . The Adviser manages a family of investment portfolios sold primarily to separate accounts of MetLife and its affiliates to fund variable life insurance contracts and variable annuity certificates and contracts, with assets of approximately $26.6 billion as of December 31, 2004.

                . The Adviser is located at 501 Boylston Street, Boston, Massachusetts 02116.
--------------------------------------------------------------------------------

        Subadviser
        __________

        Massachusetts Financial Services Company (the "Subadviser") is the subadviser to each Portfolio. Pursuant to a Subadvisory Agreement with the Adviser, the Subadviser continuously furnishes an investment program for each Portfolio, makes day-to-day investment decisions on behalf of the Portfolio, and arranges for the execution of Portfolio transactions.

        Facts about the Subadviser:

                . The Subadviser and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund.

                . The Subadviser is a subsidiary of SunLife of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of SunLife Financial Services of Canada, Inc., a diversified financial services organization.

                . Net assets under the management of MFS organization were approximately $146.2 billion as of December 31, 2004.

                . The Subadviser is located at 500 Boylston Street, Boston, Massachusetts 02116.

        Each Portfolio is managed by a team of portfolio managers, headed by Brooks A. Taylor, an MFS Vice President. The team is comprised of Michael W. Roberge, an MFS Executive Vice President; Kenneth J. Enright, Steven R. Gorham, and Richard O. Hawkins, each an MFS Senior Vice President; and Alan T. Langsner and William P. Douglas, each an MFS Vice President.

        Mr. Taylor is the lead manager of each Portfolio. He has been employed in the MFS investment management area since 1996.

        Mr. Gorham is responsible for the Large Cap Value Equities portion of each Portfolio along with Mr. Taylor. Mr. Gorham has been employed in the MFS investment management area since 1992.

        Mr. Enright and Mr. Langsner are responsible for the Multi-Cap Value Equities portion of each Portfolio. Mr. Enright has been employed in the MFS investment management area since 1986; Mr. Langsner, since 1999.

        Mr. Roberge and Mr. Hawkins are responsible for the Debt Securities portion of each Portfolio. Mr. Roberge has been employed in the MFS investment management area since 1996; Mr. Hawkins, since 1988.

        Mr. Douglas is responsible for the Mortgage Backed Debt Securities portion of each Portfolio. Mr. Douglas has been employed in the MFS investment management area since 2004, prior to which he was a Vice President and Senior Mortgage Analyst at Wellington Management Company, LLP for ten years.

        Management Fees
        _______________

        Commencing May 1, 2006, Fund Portfolio will pay the Adviser a monthly investment advisory fee at the annual rate of 0.60% of the Portfolio's average daily net assets up to $250 million, and 0.55% of such assets over $250 million up to $750 million, and 0.50% of such assets over $750 million. This fee schedule is contingent on approval of the new fee by Fund Portfolio shareholders.

        The Adviser may, at its discretion, reduce or waive its fee or reimburse the Portfolio for certain of its other expenses in order to reduce the expense ratios. Unless otherwise agreed upon, the Adviser may also reduce or cease these voluntary waivers and reimbursements at any time.

        Subadvisory Fees
        ________________

        Under the terms of the Subadvisory Agreement, the Subadviser is paid by the Adviser for providing subadvisory services to Fund Portfolio at the annual rate of 0.35% for the first $250 million of the Portfolio's average daily net assets, 0.30% for the next $1 billion, 0.25% for the next $250 million and 0.20% for amounts over $1.5 billion. This fee schedule is also contingent on approval of the new fee by Fund Portfolio shareholders. The Portfolio does not pay a fee to the Subadviser.

WHAT WILL BE THE PRIMARY FEDERAL TAX CONSEQUENCES OF THE REORGANIZATION?

        Prior to or at the completion of the Reorganization, Trust Portfolio and Fund Portfolio will have received an opinion from the law firm of Sullivan & Worcester LLP that the Reorganization has been structured so that no gain or loss will be recognized by Trust Portfolio or its Record Holders for federal income tax purposes as a result of receiving shares of Fund Portfolio in connection with the Reorganization. The holding period and aggregate tax basis of the shares of Fund Portfolio that are received by the Record Holders of Trust Portfolio will be the same as the holding period and aggregate tax basis of the shares of Trust Portfolio previously held by such Record Holders, provided that such shares of Trust Portfolio are held as capital assets. In addition, the holding period and tax basis of the assets of Trust Portfolio in the hands of Fund Portfolio as a result of the Reorganization will be the same as in the hands of Trust Portfolio immediately prior to the Reorganization, and no gain or loss will be recognized by Fund Portfolio upon the receipt of the assets of Trust Portfolio in exchange for shares of Fund Portfolio and the assumption by Fund Portfolio of Trust Portfolio's liabilities. Assuming each shareholder's Contract is treated as a variable annuity for federal income tax purposes, each shareholder will not recognize taxable income as a result of the Reorganization.

RISKS

ARE THE RISK FACTORS FOR THE PORTFOLIOS SIMILAR?

        Yes. The risk factors are substantially similar due to the similar investment objectives and investment strategies of Trust Portfolio and Fund Portfolio. The risks of Fund Portfolio are described in greater detail in the Portfolio's Prospectus.

WHAT ARE THE PRIMARY RISKS OF INVESTING IN EACH PORTFOLIO?

        An investment in each Portfolio is subject to certain risks. There is no assurance that investment performance of either Portfolio will be positive or that the Portfolios will meet their investment objectives. Loss of money is a risk of investing in either Portfolio. The following tables and discussions highlight the primary risks associated with an investment in each Portfolio.

                    Each of the Portfolios is subject to MARKET RISK.
--------------------------------------------------------------------------------
TRUST PORTFOLIO     Normally invests between 40% and 75% of its assets in equity securities.
--------------------------------------------------------------------------------
FUND PORTFOLIO      Normally invests at least 40%, but not more than 75%, of
                    its assets in equity securities.

        A Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by a Portfolio's Subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. A Portfolio could also miss attractive investment opportunities if its Subadviser underweights fixed income markets or industries where there are significant returns, and could lose value if the Subadviser overweights fixed income markets or industries where there are significant declines. The investment performance of a Portfolio that invests in equity securities could also be harmed by the potentially rapid changes in the prices of equity securities (volatility).

                    Each of the Portfolios is subject to DEBT MARKET RISK.
--------------------------------------------------------------------------------
TRUST PORTFOLIO     Normally invests at least 25% in non-convertible fixed
                    income securities.
--------------------------------------------------------------------------------
FUND PORTFOLIO      Normally invests at least 25% in non-convertible fixed
                    income securities.

        Debt securities held by a Fund may be subject to several types of investment risk, including market or interest rate risk, which relates to the change in market value caused by fluctuations in prevailing interest rates, and credit risk, which relates to the ability of the issuer to make timely interest payments and to repay the principal upon maturity. The value of debt securities varies inversely with interest rates, which means generally that the value of these investments increases as interest rates fall and decreases as interest rates rise.

        The value of debt securities is also directly affected by the credit quality of the issuer, and an issuer may not always make the interest, dividend or principal payments on a fixed income security. Since the Portfolios invest in debt securities, the value of the investment may be adversely affected when an issuer fails to make timely payment on an obligation.

        Call or income risk relates to mortgage and corporate bonds during periods of falling interest rates, and involves the possibility that securities with high interest rates will be prepaid or "called" by the issuer prior to maturity. If the issuer prepays the principal, the Portfolio will no longer receive any interest on that security. The Portfolio may purchase another security, but that other security may pay a lower interest rate. Investment-grade debt securities are generally regarded as having adequate capacity to pay interest and repay principal, but may have speculative characteristics. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

                    Each of the Portfolios is subject to HIGH YIELD DEBT
                    SECURITIES RISK.
--------------------------------------------------------------------------------
TRUST PORTFOLIO     May invest up to 20% in lower quality high-yield or
                    comparable unrated securities (commonly called "junk
                    bonds").
--------------------------------------------------------------------------------
FUND PORTFOLIO      May invest up to 20% in lower quality high-yield or
                    comparable unrated securities (commonly called "junk bonds").

        High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A Portfolio with high yield debt securities may be more susceptible to credit risk and market risk than a Portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, a Portfolio's Adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

        You should understand that high yield securities are not generally meant for short-term investing. When a Portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

                    Each of the Portfolios is subject to FOREIGN INVESTMENT
                    RISK.
--------------------------------------------------------------------------------
TRUST PORTFOLIO     May invest without limit in ADRs and up to 20% of its total assets in foreign securities.
--------------------------------------------------------------------------------
FUND PORTFOLIO      May invest up to 20% of its net assets in foreign
                    securities.

        Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

        . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

        . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

        . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

        .       Foreign markets may be less liquid and more volatile than U.S.
                markets.

        . Foreign securities often trade in currencies other than the U.S. dollar, and a Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect a Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of a Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of a Portfolio's foreign currency or securities holdings.

        . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

        In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

                    Each of the Portfolios is subject to MARKET
                    CAPITALIZATION RISK.
--------------------------------------------------------------------------------
TRUST PORTFOLIO     Focuses on undervalued equity securities with relatively
                    large market capitalizations ($5 billion or more).
--------------------------------------------------------------------------------
FUND PORTFOLIO      Focuses on undervalued equity securities with relatively
                    large market capitalizations ($5 billion or more).

        Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger, more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

                    Each of the Portfolios is subject to INVESTMENT STYLE RISK.
--------------------------------------------------------------------------------
TRUST PORTFOLIO     Focuses investments in equity securities or securities
                    considered to be undervalued.
--------------------------------------------------------------------------------
FUND PORTFOLIO      Focuses investments in equity securities or securities
                    considered to be undervalued.

        Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Portfolio may outperform or underperform other funds that employ a different investment style. A Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

ARE THERE ANY OTHER RISKS OF INVESTING IN EACH PORTFOLIO?

        ASSET-BACKED SECURITIES RISK: The Portfolios may invest in mortgage-backed and asset-backed securities. Mortgage-related securities may be issued by private companies or by agencies of the U.S. government and represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The principal risks of asset-backed securities are that payments may be made more slowly, and rates of default may be higher than expected on the underlying obligations. The risks associated with prepayment of the obligations makes these securities more volatile in response to changing interest rates than other fixed-income securities. In addition, because some of these securities are new or complex, unanticipated problems may affect their value or liquidity.

        ACTIVE TRADING RISK: The Portfolios may engage in active and frequent trading of portfolio securities to achieve their principal investment strategies. Frequent trading also increases brokerage and transaction costs, which could detract from a Portfolio's performance.

        For more information about the risks associated with an investment in Fund Portfolio, please see Fund Portfolio's Prospectus.

INFORMATION ABOUT THE REORGANIZATION

REASONS FOR THE REORGANIZATION

        The Reorganization is part of an overall plan to reduce the number of portfolios with overlapping investment objectives and policies in the families of funds which serve as funding vehicles for insurance contracts issued by the Insurance Companies and their affiliates. Reduction in the number of such portfolios is an attempt to improve the operating efficiencies of the Trust's and the Fund's remaining portfolios.

        At a regular meeting held on November 10, 2005, all of the Trustees of the Trust, including the Disinterested Trustees, considered and approved the Reorganization; they determined that the Reorganization was in the best interests of shareholders of Trust Portfolio, and that the interests of existing shareholders of Trust Portfolio will not be diluted as a result of the transactions contemplated by the Reorganization.

        Before approving the Plan, the Trustees evaluated extensive information provided by the management of the Trust and reviewed various factors about the Portfolios and the proposed Reorganization. The Trustees noted that Fund Portfolio (Class A shares, as adjusted) has slightly outperformed Trust Portfolio year-to-date through September 30, 2005, and on a one- and three-year basis, although in relative terms their performance is essentially the same. In addition, on a pro forma basis after the Reorganization, total operating expenses of Fund Portfolio are anticipated to be less than those of Trust Portfolio.

        The Trustees considered the operating efficiencies of Trust Portfolio joining with a larger combined entity. As of September 30, 2005, the Portfolios' combined assets were approximately $1.8 billion, which could lead to operating efficiencies for the Portfolios' shareholders and economies of scale by meeting the management fee breakpoint levels.

        In addition, the Trustees considered, among other things:

        .       the terms and conditions of the Reorganization;

        . the fact that the Reorganization would not result in the dilution of shareholders' interests;

        . the effect of the Reorganization on the Contract Owners and the value of their Contracts;

        . the fact that Trust Portfolio and Fund Portfolio have similar investment objectives and investment strategies and are advised by the same management team;

        . the fact that MetLife Advisers, LLC or one of its affiliates will proportionately bear the expenses incurred by the Portfolios in connection with the Reorganization;

        . the benefits to shareholders, including operating efficiencies, which may be achieved from participating in the restructuring of the investment portfolios to be offered in connection with each Insurance Company's insurance and annuity products and to employee benefit plans;

        . the fact that Fund Portfolio will assume all of the liabilities of Trust Portfolio;

        . the fact that the Reorganization is expected to be a tax free transaction for federal income tax purposes; and

        . alternatives available to shareholders of Trust Portfolio, including the ability to redeem their shares.

        During their consideration of the Reorganization, the Trustees of the Trust met with counsel to the Independent Trustees regarding the legal issues involved.

        After consideration of the factors noted above, together with other factors and information considered to be relevant, and recognizing that there can be no assurance that any operating efficiencies or other benefits will in fact be realized, the Trustees of the Trust concluded that the proposed Reorganization would be in the best interests of Trust Portfolio and its shareholders. Consequently, they approved the Plan and directed that the Plan be submitted to shareholders of Trust Portfolio for approval.

        The Directors of the Fund, including the Independent Directors, have also approved the Plan on behalf of Fund Portfolio.

AGREEMENT AND PLAN OF REORGANIZATION

        The following summary is qualified in its entirety by reference to the Plan (the form of which is attached as Exhibit A to this Prospectus/Proxy Statement).

        The Plan provides that all of the assets of Trust Portfolio will be acquired by Fund Portfolio in exchange for Class F shares of Fund Portfolio and the assumption by Fund Portfolio of all of the liabilities of Trust Portfolio on or about May 1, 2006 or such other date as may be agreed upon by the parties (the "Closing Date"). Prior to the Closing Date, Trust Portfolio will endeavor to discharge all of its known liabilities and obligations. Trust Portfolio will prepare an unaudited statement of its assets and liabilities as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on the business day next preceding the Closing Date (the "Valuation Time").

        At or prior to the Closing Date, Trust Portfolio will declare a dividend or dividends and distribution or distributions which, together with all previous dividends and distributions, shall have the effect of distributing to the Portfolio's Record Holders all of the Portfolio's investment company taxable income for the taxable period ending on the Closing Date (computed without regard to any deduction for dividends paid), all of the Portfolio's net tax exempt income and all of its net capital gains realized in all taxable periods ending on the Closing Date (after reductions for any capital loss carryforward).

        The number of full and fractional Class F shares of Fund Portfolio to be received by the Record Holders of Trust Portfolio will be determined by multiplying the outstanding shares of Trust Portfolio by a factor which shall be computed by dividing the net asset value per share of the shares of Trust Portfolio by the net asset value per share of the Class F shares of Fund Portfolio. These computations will take place as of the Valuation Time. The net asset value per share of each class will be determined by dividing assets, less liabilities, in each case attributable to the respective class, by the total number of outstanding shares.

        State Street Bank and Trust Company, the custodian for both Portfolios, will compute the value of each Portfolio's respective portfolio of securities. The method of valuation employed will be consistent with the procedures set forth in the Prospectus and Statement of Additional Information of Fund Portfolio, Rule 22c-1 under the 1940 Act, and with the interpretations of that Rule by the SEC's Division of Investment Management.

        As soon after the Closing Date as conveniently practicable, Trust Portfolio will liquidate and distribute pro rata to the Record Holders as of the close of business on the Closing Date the full and fractional shares of Fund Portfolio received by Trust Portfolio. The liquidation and distribution will be accomplished by the establishment of accounts in the names of Trust Portfolio's Record Holders on Fund Portfolio's share records of its transfer agent. Each account will represent the respective pro rata number of full and fractional shares of Fund Portfolio due to Trust Portfolio's Record Holders. All issued and outstanding shares of Trust Portfolio will be canceled. The shares of Fund Portfolio to be issued will have no preemptive or conversion rights and no share certificates will be issued. After these distributions and the winding up of its affairs, Trust Portfolio will be terminated as a series of the Trust.

        The consummation of the Reorganization is subject to the conditions set forth in the Plan, including approval, as applicable, by Trust Portfolio's shareholders, accuracy of various representations and warranties and receipt of opinions of counsel. Notwithstanding approval of Trust Portfolio's shareholders, the Plan may be terminated (a) by the mutual agreement of Trust Portfolio and Fund Portfolio; or (b) at or prior to the Closing Date by either party (1) because of a breach by the other party of any representation, warranty, or agreement contained in the Plan to be performed at or prior to the Closing Date, or (2) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it cannot be met.

         Whether or not the Reorganization is consummated, MetLife Advisers, LLC or one of its affiliates will pay the expenses incurred by Trust Portfolio and Fund Portfolio in connection with the Reorganization. No portion of the expenses will be borne directly or indirectly by Trust Portfolio, Fund Portfolio or their shareholders.

        If Trust Portfolio's shareholders do not approve the Reorganization, the Trustees will consider other possible courses of action in the best interests of shareholders. In addition, if the proposed management fee increase is not approved by MSF shareholders, the Reorganization will not proceed.

FEDERAL INCOME TAX CONSEQUENCES

        For the purposes of this Federal Income Tax Consequences section, "Record Holder" refers to the separate accounts through which the Insurance Companies own shares of Trust Portfolio. The Reorganization is intended to qualify for federal income tax purposes as a tax free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). Assuming each shareholder's Contract is treated as a variable annuity for federal income tax purposes, each shareholder will not recognize taxable income as a result of the Reorganization. As a condition to the closing of the Reorganization, Fund Portfolio and Trust Portfolio will receive an opinion from the law firm of Sullivan & Worcester LLP to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, and certain representations made by the Portfolios, for federal income tax purposes, upon consummation of the Reorganization:

        (1) The transfer of all of the assets of Trust Portfolio solely in exchange for shares of Fund Portfolio and the assumption by Fund Portfolio of the liabilities of Trust Portfolio followed by the distribution of Fund Portfolio's shares to the Record Holders of Trust Portfolio in dissolution and liquidation of Trust Portfolio, will constitute a "reorganization" within the meaning of section 368(a) of the Code, and Fund Portfolio and Trust Portfolio will each be a "party to a reorganization" within the meaning of section 368(b) of the Code;

        (2) No gain or loss will be recognized by Fund Portfolio upon the receipt of the assets of Trust Portfolio solely in exchange for the shares of Fund Portfolio and the assumption by Fund Portfolio of the liabilities of Trust Portfolio;

        (3) No gain or loss will be recognized by Trust Portfolio on the transfer of its assets to Fund Portfolio in exchange for Fund Portfolio's shares and the assumption by Fund Portfolio of the liabilities of Trust Portfolio or upon the distribution (whether actual or constructive) of Fund Portfolio's shares to Trust Portfolio's Record Holders in exchange for their shares of Trust Portfolio;

        (4) No gain or loss will be recognized by Trust Portfolio's Record Holders upon the exchange of their shares of Trust Portfolio for shares of Fund Portfolio in liquidation of Trust Portfolio;

        (5) The aggregate tax basis of the shares of Fund Portfolio received by each Record Holder of Trust Portfolio pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of Trust Portfolio held by such Record Holder immediately prior to the Reorganization, and the holding period of the shares of Fund Portfolio received by each Record Holder of Trust Portfolio will include the period during which the shares of Trust Portfolio exchanged therefor were held (provided that the shares of Trust Portfolio were held as a capital asset on the date of the Reorganization);

        (6) The tax basis of the assets of Trust Portfolio acquired by Fund Portfolio will be the same as the tax basis of such assets to Trust Portfolio immediately prior to the Reorganization, and the holding period of such assets in the hands of Fund Portfolio will include the period during which the assets were held by Trust Portfolio; and

        (7) Fund Portfolio will succeed to and take into account capital loss carryovers, if any, of Trust Portfolio described in Section 381(c) of the Code. Fund Portfolio will take any capital loss carryovers into account subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

        Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Reorganization is consummated but does not qualify as a tax free reorganization under the Code, each Record Holder of Trust Portfolio would recognize a taxable gain or loss equal to the difference between its tax basis in its Trust Portfolio shares and the fair market value of the shares of Fund Portfolio it received.

        Fund Portfolio's utilization after the Reorganization of any pre-Reorganization losses realized by Trust Portfolio to offset gains realized by Fund Portfolio could be subject to limitation in future years.

PRO FORMA CAPITALIZATION

        The following table sets forth the capitalization of Trust Portfolio as of June 30, 2005, and Fund Portfolio as of June 30, 2005, and the capitalization of Fund Portfolio on a pro forma basis as ___, 2005, giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of approximately 0.120 Class F shares of Fund Portfolio for each share of Trust Portfolio.

              CAPITALIZATION OF TRUST PORTFOLIO, FUND PORTFOLIO AND
                           FUND PORTFOLIO (PRO FORMA)

--------------------------------------------------------------------------------
                            TRUST PORTFOLIO    FUND PORTFOLIO   FUND PORTFOLIO
                                                                  PRO FORMA
                                                                   (AFTER
                                                                REORGANIZATION)
--------------------------------------------------------------------------------
Net Assets

Class A/Undesignated Class  $   1,281,849,208   $  266,644,635   $   266,644,635
Class B                                    --   $  132,491,696   $   132,491,696
Class E                                    --   $   91,896,927   $    91,896,927
Class F                                    --               --   $ 1,281,849,208
Total Net Assets            $   1,281,849,208   $  491,033,258   $ 1,772,882,466
--------------------------------------------------------------------------------
Net Asset Value Per Share

Class A/Undesignated Class  $           17.28   $       144.88   $        144.88
Class B                                    --   $       143.68   $        143.68
Class E                                    --   $       144.38   $        144.38
Class F                                    --               --   $        143.68
--------------------------------------------------------------------------------
Shares Outstanding

Class A/Undesignated Class         74,195,380        1,840,434         1,840,434
Class B                                    --          922,157           922,157
Class E                                    --          636,504           636,504
Class F                                    --               --         8,921,814
--------------------------------------------------------------------------------
Total Shares Outstanding           74,195,380        3,399,095        12,320,909
--------------------------------------------------------------------------------

        The table set forth above should not be relied upon to reflect the number of shares to be received in the Reorganization; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Portfolio at the time of the Reorganization.

DISTRIBUTION OF SHARES

        All portfolios of the Fund mainly sell shares to the separate accounts of certain insurance companies as a funding vehicle for the Contracts offered by those insurance companies. Expenses of the Fund are passed through to the insurance companies' separate accounts and are ultimately borne by Contract Owners. In addition, other fees and expenses are assessed by the insurance companies at the separate account level. The Fund may also offer shares to other separate accounts of other insurers if approved by the Board of Directors of the Fund.

        MetLife serves as the distributor for the Fund's shares. Under Distribution Agreements with the Fund, MetLife serves as the general distributor of shares of each class of the Fund's portfolios, including Fund Portfolio, which are sold at the net asset value of such class without any sales charge. The offering of Fund Portfolio's shares is continuous. Shares are offered for sale only to certain insurance company separate accounts and qualified plans. The Distribution Agreements do not obligate MetLife to sell a specific number of shares.

        Fund Portfolio is currently authorized to issue three classes of shares:
Class A, Class B and Class E. Class F shares will first be issued in connection with the Reorganization. Trust Portfolio currently offers only one undesignated class of shares. Each Class of Fund Portfolio has a distribution agreement and bears its own distribution expenses, if any.

        In the proposed Reorganization, shareholders of Trust Portfolio will receive Class F shares of Fund Portfolio. Class F shares are sold at net asset value without any initial or deferred sales charges and are subject to distribution-related fees. A Rule 12b-1 plan has been adopted for the Class F shares of Fund Portfolio under which the Portfolio may pay for distribution-related expenses at an annual rate which may not exceed __% of average daily net assets attributable to the Class. Payments with respect to Class F shares are currently limited to 0.20% of average daily net assets attributable to the Class. The amount may be increased to the full plan rate for the Fund Portfolio by the Directors without shareholder approval. Because the 12b-1 Plan fees are paid out of the assets attributable to Class F shares on an ongoing basis, over time it will increase the cost of your investment in such class of shares and may cost you more than paying other types of sales charges.

        In connection with the Reorganization, no sales charges will be imposed. Certain sales or other charges may be imposed by the Contracts for which Fund Portfolio serves as an investment vehicle. More detailed descriptions of the Class F shares and the distribution arrangements applicable to this Class of shares are contained in the Prospectus and Statement of Additional Information relating to Fund Portfolio.

PURCHASE AND REDEMPTION PROCEDURES

        The Prospectus for your Contract describes the procedures for investing your purchase payments or premiums in shares of Trust Portfolio. No fee is charged by Trust Portfolio for selling (redeeming) shares. The Contract Prospectus describes whether an Insurance Company charges any fees for redeeming your interest in a Contract. Trust Portfolio buys or sells shares at net asset value per share of the Portfolio for orders received on a given day, and the Insurance Company uses this value to calculate the value of your interest in your Contract.

        MetLife and its affiliates place orders for the purchase or redemption of shares of Fund Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contracts. Orders are effected at the net asset value per share for the Portfolio determined on that same date, without the imposition of any sales commission or redemption charge. The Insurance Company uses this net asset value to calculate the value of your interest in your Contract.

EXCHANGE PRIVILEGES

        The Contract Prospectus indicates whether an Insurance Company charges any fees for moving your assets from one investment option to another. No fees for exchanges are charged by the Fund.

DIVIDEND POLICY

        Trust Portfolio declares and distributes its dividends from net investment income to the Insurance Company separate accounts annually and not to you, the Contract Owner. Fund Portfolio annually pays as dividends substantially all of its net investment income (including any short-term gains). These distributions are in the form of additional shares of stock and not cash. The result is that a Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. All net realized long- or short-term capital gains of each Portfolio, if any, are also declared and distributed once a year and reinvested in the Portfolio.

        Each Portfolio has qualified, and Fund Portfolio intends to continue to qualify, to be treated as a regulated investment company under the Code. To remain qualified as a regulated investment company, a Portfolio must, among other things, distribute 90% of its taxable and tax-exempt income and diversify its holdings as required by the 1940 Act and the Code. While so qualified, so long as each Portfolio distributes all of its net investment company taxable and tax-exempt income and any net realized gains to its shareholders of record, it is expected that a Portfolio will not be required to pay any federal income taxes on the amounts distributed to its shareholders of record.

                 COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS

        The operations of the Fund are governed by its Articles of Incorporation and By-Laws, and applicable Maryland law. The operations of the Trust are governed by its Agreement and Declaration of Trust and By-Laws of the Trust, and applicable Massachusetts law. The Agreement and Declaration of Trust is referred to in this Prospectus/Proxy Statement as the "Declaration of Trust." As discussed below, certain of the differences between the Trust and the Fund derive from provisions of the Trust's Declaration of Trust and By-Laws. Shareholders entitled to instruct the Insurance Company to vote at the Meeting may obtain a copy of the Fund's Articles of Incorporation and By-Laws, without charge, upon written or oral request to the Fund at the address and telephone number set forth on the cover of this Prospectus/Proxy Statement.

FORM OF ORGANIZATION

        As noted above, the Fund is organized as a Maryland corporation, and the Trust is organized as a Massachusetts business trust. The Fund and the Trust are both open-end management investment companies registered with the SEC under the 1940 Act, and each is organized as a "series company" as that term is used in Rule 18f-2 under the 1940 Act. The series of the Fund consist of Fund Portfolio and other mutual funds of various asset classes; the series of the Trust consist of Trust Portfolio and other mutual funds of various asset classes. The Fund and the Trust currently offer shares of their portfolios primarily to insurance company separate accounts to serve as investment vehicles for variable annuity, group annuity contracts and variable life insurance policies issued by certain insurance companies. The Trust and the Fund also offer shares of their portfolios to qualified pension and retirement plans. Each is governed by its applicable Declaration of Trust or Articles of Incorporation, By-Laws, and a Board of Trustees/Directors, and by applicable Maryland or Massachusetts and federal law.

CAPITALIZATION

        The beneficial interests in the Trust are represented by an unlimited number of transferable shares of beneficial interest, without par value per share, of one or more series. The beneficial interests in the Fund are represented by 4.75 billion common shares with a par value of $0.01 each, of one or more series. Both the Declaration of Trust of the Trust and the Articles of Incorporation of the Fund permit the Trustees/Directors to allocate shares into one or more series, and classes thereof, with rights determined by the Trustees/Directors, all without shareholder approval. Fractional shares may be issued by each Portfolio.

        Shares of Trust Portfolio are offered in one class and represent an equal proportionate interest in the Portfolio. Shares of Fund Portfolio are currently offered in three classes (Class A, Class B and Class E). Class F shares of Fund Portfolio will first be issued in connection with the Reorganization. Shares of the classes of Fund Portfolio represent an equal pro rata interest in the Portfolio and generally have identical voting, dividend, liquidation and other rights, other than the payment of distribution fees. Shareholders of each Portfolio are entitled to receive dividends and other amounts as determined by the Trustees/Directors, as applicable. Shareholders of each Portfolio vote separately, by Portfolio, as to matters, such as changes in fundamental investment restrictions, that affect only their particular Portfolio. Shareholders of each Portfolio vote by class as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, that affect only their particular class.

SHAREHOLDER LIABILITY

        Shareholders of the Trust as shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable under the applicable state law for the obligations of the Trust. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability and require notice of such disclaimer be given in each agreement entered into or executed by the Trust or the Trustees or officers of the Trust, as applicable. The Declaration of Trust also provides for shareholder indemnification out of the assets of the Trust.

        Under Maryland law, shareholders of Fund Portfolio have no personal liability as such for the acts or obligations of the Portfolio or the Fund, as the case may be.

SHAREHOLDER MEETINGS AND VOTING RIGHTS

        Neither the Fund on behalf of Fund Portfolio nor the Trust on behalf of Trust Portfolio is required to hold annual meetings of shareholders. However, in the case of the Trust and the Fund, a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee must be called when requested in writing by the holders of at least 10% of the outstanding shares of the Trust or the Fund, as applicable. Special meetings of the Trust shall be called upon the written request of shareholders owning at least 25% of the outstanding shares entitled to vote. In addition, each of the Trust and the Fund is required to call a meeting of shareholders for the purpose of electing Trustees/Directors if, at any time, less than a majority of the Trustees/Directors then holding office were elected by shareholders. Neither the Fund nor the Trust currently intends to hold regular shareholder meetings. The By-Laws of the Fund require an annual meeting of shareholders only in years in which shareholder action is needed on the election of Directors. The Fund's By-Laws permit a special meeting of the shareholders to be called for any purpose by a majority of the Directors, the Chairman of the Board or the President of the Fund. Cumulative voting is not permitted in the election of Directors of the Fund or of Trustees of the Trust. Like shareholders of the Trust, shareholders of the Fund are also entitled, under the 1940 Act, to vote on certain matters specified in the 1940 Act.

        The By-Laws of the Fund provide that the holders of a majority of the shares outstanding and entitled to vote shall constitute a quorum for the transaction of business at any regular or special meeting of the Fund. Except when a larger quorum is required by applicable law or the applicable governing documents, with respect to the Trust, 25% of the shares entitled to be cast present in person or by proxy constitutes a quorum for consideration of a matter at a shareholders' meeting but any lesser number is sufficient for adjourned sessions. Approval of a matter by the shareholders of the Fund generally requires the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present. A Director of the Fund must be elected by the affirmative vote of a plurality of the votes cast by holders of shares entitled to vote in such election. For the Trust, when a quorum is present at a meeting, a majority (greater than 50%) of the shares present and entitled to vote is sufficient to act on a matter and a majority of the shares voted is required to elect a Trustee (unless a larger vote is required by the applicable governing documents or other law, including the 1940 Act). A Director of the Fund may be removed with or without cause by the shareholders holding a majority of the votes entitled to be cast at an election of Directors at a meeting of shareholders at which a quorum is present. A Trustee of the Trust may be removed at a meeting of shareholders, duly called, by a vote of two-thirds of the outstanding shares of the Trust, or with or without cause by the vote of two-thirds of the number of Trustees prior to removal.

        Under the Declaration of Trust/Articles of Incorporation of the Trust and the Fund, respectively, each whole share of beneficial interest or common stock of a Portfolio is entitled to one vote, and each fractional share is entitled to a proportionate vote, in each case irrespective of class.

LIQUIDATION

        In the event of liquidation of the Fund, the shareholders of each of the Fund's Portfolios that has been established and designated, including of Fund Portfolio, shall be entitled to receive, as a group, the excess of the assets belonging to that Portfolio over the liabilities belonging to that Portfolio. The assets so distributable to the shareholders of any particular portfolio that has but a single class of outstanding shares will be distributed among such stockholders in proportion to the number of shares of that portfolio held by them and recorded on the books of the Fund. Any assets not readily identifiable as belonging to any particular portfolio will be allocated by or under the supervision of the Directors to and among any one or more of the portfolios established and designated. Any such allocation by the Directors is conclusive and binding for all purposes. In the event of the liquidation of the Trust, the same provisions discussed above would apply.

LIABILITY AND INDEMNIFICATION OF TRUSTEES/DIRECTORS

        Pursuant to Maryland law and its By-Laws, the Fund shall indemnify current and former Directors and officers of the Fund to the extent permitted or required by Maryland corporate law, provided, however, that other than for Directors and except as specifically required by Maryland corporate law, the Fund is required to indemnify or advance expenses only to the extent specifically approved by resolution of the Fund's Board of Directors. No indemnification or advance payment of expenses is provided to Directors or officers who engage in willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The By-Laws also provide that the Fund will not advance payment of legal expenses to a Director or officer unless the Director or officer undertakes to repay the advance unless (A) it is determined that such director or officer is entitled to the indemnification, and (B)(i) the Director or officer provides a security for the undertaking, (ii) the Fund is insured against losses arising from any unlawful advance, or (iii) a majority of a quorum of the disinterested non-party Directors, or an independent legal counsel by written opinion, determines that there is reason to believe that the person ultimately will be found to be entitled to the indemnification.

        Similarly, to protect the Trustees of the Trust against liability, the Declaration of Trust provides that: (1) the Trustees shall not be responsible or liable for any neglect or wrongdoing of any officer, agent, employee, investment adviser or principal underwriter of the Trust, or any act or omission of any other Trustee; and (2) the Trust shall indemnify each Trustee against all liabilities and expenses incurred by reason of being or having been a Trustee except with respect to any matter as to which such Trustee shall have been finally adjudicated not to have acted in good faith in the reasonable belief that such Trustee's action was in the best interests of the Trust. Furthermore, the Declaration of Trust provides that nothing in it protects a Trustee against any liability to the Trust or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

        The foregoing is only a summary of certain characteristics of the operations of the Declaration of Trust of the Trust and the Articles of Incorporation of the Fund, their By-Laws and Massachusetts or Maryland law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declaration of Trust/Articles of Incorporation, By-Laws and Massachusetts or Maryland law directly for more complete information.

                    VOTING INFORMATION CONCERNING THE MEETING

        This Prospectus/Proxy Statement is being sent to shareholders of Trust Portfolio in connection with a solicitation of voting instructions by the Trustees of the Trust, to be used at the Meeting to be held at 10:00 a.m. Eastern time, March 14, 2006, at the offices of Met Investors Series Trust, 260 Madison Avenue, New York, New York, and at any adjournments thereof. This Prospectus/Proxy Statement, along with a Notice of the Meeting and a voting instructions form, is first being mailed to shareholders of Trust Portfolio on or about February 1, 2006.

        The Board of Trustees of the Trust has fixed the close of business on December 30, 2005 as the record date (the "Record Date") for determining the shareholders of Trust Portfolio entitled to receive notice of the Meeting and to give voting instructions, and for determining the number of shares for which such instructions may be given, with respect to the Meeting or any adjournment thereof. The Insurance Companies, through their separate accounts, own all of the shares of Trust Portfolio, and are the Record Holders of the Portfolio at the close of business on the Record Date. Each Insurance Company is entitled to be present and vote at the Meeting with respect to such shares of Trust Portfolio. Each Insurance Company has undertaken to vote its shares or abstain from voting its shares of Trust Portfolio for the Contract Owners of the Portfolio in accordance with voting instructions received on a timely basis from those Contract Owners. In connection with the solicitation of such voting instructions, each Insurance Company will furnish a copy of this Prospectus/Proxy Statement to Contract Owners.

        The number of shares as to which voting instructions may be given under a Contract is determined by the number of full and fractional shares of Trust Portfolio held in a separate account with respect to that particular Contract. In voting for the Reorganization, each full share of Trust Portfolio is entitled to one vote and any fractional share is entitled to a fractional vote.

        Voting instructions may be revoked by executing and delivering later-dated signed voting instructions to the Insurance Company, or by attending the Meeting in person and instructing the Insurance Company how to vote your shares. Unless revoked, all valid voting instructions will be voted, or the Insurance Company will abstain from voting, in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan and the Reorganization contemplated thereby.

        If you wish to participate in the Meeting, you may submit the voting instructions form included with this Prospectus/Proxy Statement, vote by the Internet or attend in person and provide your voting instructions to the Insurance Company. Guidelines on providing voting instructions are immediately after the Notice of Special Meeting.

        If the enclosed voting instructions form is properly executed and returned in time to be voted at the Meeting, the shares of beneficial interest represented by the voting instructions form will be voted, or the Insurance Company will abstain from voting, in accordance with the instructions marked on the returned voting instructions form.

        . Voting instructions forms which are properly executed and returned but are not marked with voting instructions will be voted FOR the proposed Reorganization and FOR any other matters deemed appropriate.

        Interests in Contracts for which no timely voting instructions are received will be voted, or the Insurance Company will abstain from voting, in the same proportion as the Insurance Company votes shares for which it has received voting instructions from other Contract Owners. The Insurance Company will also vote, or abstain from voting, any shares in its general account which are not attributable to Contracts in the same proportion as it votes shares held in all of the Insurance Company's registered separate accounts, in the aggregate.

        Approval of the Reorganization will require the affirmative vote of at least two-thirds of the holders of the outstanding shares of Trust Portfolio entitled to vote cast at a shareholders' meeting duly called and at which a quorum is present (the presence in person or by proxy of holders entitled to cast at least 25% of the votes at any shareholders' meeting). Abstentions will be counted for purposes of determining a quorum, but will not be included in the amount of shares voted. As of the Record Date, the Record Holders of Trust Portfolio were the Insurance Companies. Since the Insurance Companies are the legal owners of the shares, attendance by the Insurance Companies at the Meeting will constitute a quorum under the Declaration of Trust of the Trust.

        Voting instructions solicitations will be made primarily by mail, but beginning on or about February 13, 2006 voting instructions solicitations may also be made by telephone, through the Internet or personal solicitations conducted by officers and employees of Travelers Asset Management International Company, its affiliates or other representatives of Trust Portfolio (who will not be paid for their soliciting activities). In addition, proxy solicitations may be made by Computershare Fund Services, the Trust's proxy solicitor. The costs of solicitation and the expenses incurred in connection with preparing this Prospectus/Proxy Statement and its enclosures will be paid by Metlife Advisers, LLC or one of its affiliates. Neither the Trust, the Fund nor the Contract Owners will bear any costs associated with the Meeting, this proxy solicitation or any adjourned session.

        If shareholders of Trust Portfolio do not vote to approve the Reorganization, the Trustees of the Trust will consider other possible courses of action in the best interests of shareholders. If sufficient votes to approve the Reorganization are not received, the persons named as proxies on a proxy form sent to the Record Holders may propose one or more adjournments of the Meeting to permit further solicitation of voting instructions. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require an affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.

        A shareholder of Trust Portfolio who objects to the proposed Reorganization will not be entitled under either Massachusetts law or the Declaration of the Trust of the Trust to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss to the Record Holders or Contract Owners for federal income tax purposes. In addition, if the Reorganization is consummated, the rights of shareholders to transfer their account balances among investment options available under the Contracts or to make withdrawals under the Contracts will not be affected.

        The Trust does not hold annual shareholder meetings. If the Reorganization is not approved, shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this Prospectus/Proxy Statement so that they will be received by the Trust in a reasonable period of time prior to that meeting.

        The votes of the shareholders of Fund Portfolio are not being solicited by this Prospectus/Proxy Statement and are not required to carry out the Reorganization.

SHAREHOLDER INFORMATION

        The Record Holders of Trust Portfolio at the close of business on December 30, 2005 (the Record Date) will be entitled to be present and vote at the Meeting with respect to shares of Trust Portfolio owned as of the Record Date. As of the Record Date, the total number of shares of Trust Portfolio outstanding and entitled to vote was ______.

        As of December 30, 2005, the officers and Trustees/Directors of the Trust and the Fund beneficially owned as a group less than 1% of the outstanding shares of Trust Portfolio and Fund Portfolio, respectively.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

        On December 30, 2005, to the knowledge of the Trustees and management of the Trust, _______________ collectively owned of record 100% of the shares of Trust Portfolio.

        Each Insurance Company has advised the Trust and the Fund that as of December 30, 2005 there were no persons owning Contracts which would entitle them to instruct the Insurance Company with respect to more than 5% of the shares of Trust Portfolio or Fund Portfolio, respectively.

        As of the date of this Prospectus/Proxy Statement, 100% of the outstanding voting securities of the Fund Portfolio were owned by separate accounts of MetLife, New England Life Insurance Company ("NELICO"), MetLife Investors USA Insurance Company ("MetLife Investors"), and/or General American Life Insurance Company ("General American") (or any affiliate of any such company), and may, from time to time, be owned by those separate accounts or the separate accounts and general accounts of such companies (or any affiliate of any such company). Therefore, as of the date of this Prospectus/Proxy Statement, MetLife, NELICO, MetLife Investors and General American were each presumed to be in control (as that term is defined in the 1940 Act) of the Fund.

                        FINANCIAL STATEMENTS AND EXPERTS

         The Annual Report of the Trust relating to the Trust Portfolio, for the fiscal year ended as of October 31, 2005, and the financial statements and financial highlights for the periods indicated therein, has been incorporated by reference herein and in the Registration Statement in reliance upon the report of Deloitte & Touche LLP, independent registered public accountants, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing. The Annual Report of the Fund relating to Fund Portfolio, for the year ended as of December 31, 2004, and the financial statements and financial highlights for the periods indicated therein, has been incorporated by reference herein and in the Registration Statement in reliance upon the report of Deloitte & Touche LLP, independent registered public accountants, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

                                  LEGAL MATTERS

        Certain legal matters concerning the issuance of shares of Fund Portfolio will be passed upon by Ropes & Gray LLP.

                             ADDITIONAL INFORMATION

        The Trust and the Fund are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information including proxy material and charter documents with the SEC. These items can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549, and at the SEC's Regional Offices located at Northwest Atrium Center, 500 West Madison Street, Chicago, Illinois 60661 and at Woolworth Building, 233 Broadway, New York, New York 10279. Copies of such materials can also be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549.

OTHER BUSINESS

        The Trustees of the Trust do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

          THE TRUSTEES OF THE TRUST RECOMMEND APPROVAL OF THE PLAN AND
           ANY UNMARKED VOTING INSTRUCTIONS WILL BE VOTED IN FAVOR OF
                              APPROVAL OF THE PLAN.

January 19, 2006

                                                                       Exhibit A

                                     FORM OF
                      AGREEMENT AND PLAN OF REORGANIZATION

        THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") dated as of December 31, 2005, by and between (i) Metropolitan Series Fund, Inc. (the "Company"), a Maryland corporation formed on November 23, 1982, on behalf of MFS Total Return Portfolio (the "Acquiring Fund"), a series of the Company, and (ii) The Travelers Series Trust (the "Trust"), a Massachusetts business trust established under a Declaration of Trust dated October 11, 1991, as amended and restated and in effect on the date hereof, on behalf of MFS Total Return Portfolio (the "Acquired Fund"), a series of the Trust.

        This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision. The reorganization will consist of the transfer of all of the assets of the Acquired Fund in exchange solely for shares of common stock of the Acquiring Fund, the assumption by the Acquiring Fund of the liabilities of the Acquired Fund and the distribution of such shares of the Acquiring Fund to the shareholders of the Acquired Fund in liquidation of the Acquired Fund, all upon the terms and conditions set forth in this Agreement.

        In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUIRING SHARES AND LIQUIDATION OF ACQUIRED FUND.

        1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein:

                (a) The Trust, on behalf of the Acquired Fund, will transfer and deliver to the Acquiring Fund, and the Acquiring Fund will acquire, all the assets of the Acquired Fund as set forth in paragraph 1.2;

                (b) The Acquiring Fund will assume all of the Acquired Fund's liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise in existence on the Closing Date (as defined in paragraph 1.2 hereof), including without limitation any indemnification obligations of the Acquired Fund, including indemnification of the officers and directors of the Acquired Fund in connection with their actions related to this transaction (collectively, the "Obligations"); and

                (c) The Acquiring Fund will issue and deliver to the Acquired Fund in exchange for such assets the number of full and fractional Class F shares of the Acquiring Fund determined by dividing the net asset value of the shares of the Acquired Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Class F share of the Acquiring Fund, computed in the manner and as of the time and date set forth in paragraph 2.2 (with the shares of the Acquiring Fund to be issued and delivered in accordance with this subparagraph (c) being referred to herein as the "Acquiring Shares"). Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

        1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets which are owned by the Acquired Fund on the closing date provided in paragraph 3.1 (the "Closing Date"), including any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date.

        1.3 As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute to its shareholders of record (the "Acquired Fund Shareholders"), determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), the Acquiring Shares received by the Acquired Fund pursuant to paragraph 1.1. Each Acquired Fund Shareholder shall be entitled to receive that proportion of the Acquiring Shares which shall be determined by dividing the number of shares of the Acquired Fund held by such Acquired Fund Shareholder by the total number of shares of the Acquired Fund outstanding on the Valuation Date. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders and representing the respective number of Acquiring Shares due such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing Acquiring Shares in connection with such exchange.

        1.4 With respect to Acquiring Shares distributable pursuant to paragraph 1.3 to an Acquired Fund Shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Company will not permit such Shareholder to receive Acquiring Share certificates therefor, exchange such Acquiring Shares for shares of other investment companies, effect an account transfer of such Acquiring Shares, or pledge or redeem such Acquiring Shares until the Company has been notified by the Acquired Fund or its agent that such Shareholder has surrendered all his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

        1.5 Any obligation of the Acquired Fund to make filings with governmental authorities is and shall remain the responsibility of the Acquired Fund through the Closing Date and up to and including such later date on which the Acquired Fund is terminated.

        1.6 As promptly as practicable, but in any case within 60 days after the Closing Date, the Acquired Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, which shall have been reviewed by Deloitte & Touche LLP and certified by the Treasurer of the Acquired Fund.

        1.7 As promptly as possible after the Closing Date, the Acquired Fund shall be terminated pursuant to the provisions of the laws of the Commonwealth of Massachusetts, and, after the Closing Date, the Acquired Fund shall not conduct any business except in connection with its liquidation.

2.      VALUATION.

        2.1 For the purpose of paragraph 1, the value of the assets of a class of shares of the Acquired Fund shall be the net asset value of such class of the Acquired Fund computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the "Valuation Date") using the valuation procedures as adopted by the Board of Directors of the Company and as set forth in the Acquiring Fund's then current prospectus or prospectuses and statement of additional information or statements of additional information (collectively, as amended or supplemented from time to time, the "Acquiring Fund Prospectus"), and shall be certified by an authorized officer of the Trust.

        2.2 For the purpose of paragraph 1, the net asset value of a share of a class of the Acquiring Fund shall be the net asset value per share of such class computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures as adopted by the Board of Directors of the Company and as set forth in the Acquiring Fund Prospectus.

3.      CLOSING AND CLOSING DATE.

        3.1 The Closing Date shall be on May 1, 2006, or on such other date as the parties may agree in writing. The Closing shall be held at 9:00 a.m. on the Closing Date at the offices of Metropolitan Life Insurance Company, located at 260 Madison Avenue, 10th Floor, New York, New York 10016, or at such other time and/or place as the parties may agree.

        3.2 The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to State Street Bank and Trust Company, as custodian for the Acquiring Fund (the "Custodian"), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Fund's cash shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4 or Rule 17f-5, as the case may be, under the Investment Company Act of 1940, as amended (the "1940 Act") and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price of such transfer stamps. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of "State Street Bank and Trust Company, custodian for MFS Total Return Portfolio, a series of Metropolitan Series Fund, Inc."

        3.3 In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or general trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days after the original Valuation Date, this Agreement may be terminated by either of the Company or the Trust upon the giving of written notice to the other party.

        3.4 At the Closing, the Acquired Fund or its transfer agent shall deliver to the Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund Shareholders and the number of outstanding shares of beneficial interest of each class of the Acquired Fund owned by each Acquired Fund Shareholder, all as of the close of business on the Valuation Date, certified by the Secretary or Assistant Secretary of the Trust. The Company shall provide to the Acquired Fund evidence satisfactory to the Acquired Fund that the Acquiring Shares issuable pursuant to paragraph 1.1 have been credited to the Acquired Fund's account on the books of the Acquiring Fund. On the Liquidation Date, the Company shall provide to the Acquired Fund evidence satisfactory to the Acquired Fund that such Acquiring Shares have been credited pro rata to open accounts in the names of the Acquired Fund Shareholders as provided in paragraph 1.3.

        3.5 At the Closing each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by paragraph 1.

4.      REPRESENTATIONS AND WARRANTIES.

        4.1 The Trust, on behalf of the Acquired Fund, represents and warrants the following to the Company and to the Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

                (a) The Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to own all of its property and assets and to conduct its business as currently conducted;

                (b) The Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund is a separate series thereof duly established, designated and existing in accordance with the applicable provisions of the Declaration of Trust of the Trust and the 1940 Act;

                (c) The Trust is not in violation in any material respect of any provision of its Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

                (d) The Trust has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) which if terminated may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Fund;

                (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquired Fund, any of its properties or assets, or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

                (f) The audited statement of assets and liabilities as of October 31, 2005, the statement of operations for the six months ended October 31, 2005, the statement of changes in net assets for the six month period ended October 31, 2005, and the schedule of investments as of October 31, 2005, of the Acquired Fund, copies of which have been furnished to the Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statement of assets referred to above or those incurred in the ordinary course of its business since October 31, 2005;

                (g) Since October 31, 2005, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

                (h) By the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, all federal and other taxes shown to be due on said returns and reports and any assessments received by the Acquired Fund shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit by the Internal Revenue Service or any state and local tax authority and no assessment has been asserted with respect to any such return;

                (i) For all taxable years and all applicable quarters of such years from the date of its inception, the Acquired Fund has met, and will continue to meet through the Closing Date, the requirements of Subchapter M of the Code, for treatment as a "regulated investment company" within the meaning of Section 851 of the Code and the diversification requirements of Section 817(h) of the Code and the regulations thereunder. Neither the Trust nor the Acquired Fund has at any time since its inception been liable for nor is now liable for any material excise tax pursuant to Sections 852 or 4982 of the Code. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

                (j) The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest, without par value per share, of such number of different series as the Board of Trustees of the Trust may authorize from time to time. The outstanding shares of beneficial interest in the Acquired Fund are, and at the Closing Date will be, of one class having the characteristics described in the Acquired Fund's then current prospectus or prospectuses and statement of additional information or statements of additional information (collectively, as amended or supplemented from time to time, the "Acquired Fund Prospectus"). All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and (except as set forth in the Acquired Fund Prospectus), non-assessable by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest of the Acquired Fund are outstanding and none will be outstanding on the Closing Date;

                (k) The Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Fund Prospectus, except as previously disclosed in writing to and accepted by the Acquiring Fund;

                (l) The execution, delivery and performance of this Agreement has been duly authorized by the Trustees of the Trust, and, upon approval thereof by the required majority of the shareholders of the Acquired Fund, this Agreement will constitute the valid and binding obligation of the Acquired Fund enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

                (m) The Acquiring Shares to be issued to the Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Shareholders as provided in paragraph 1.3;

                (n) The information provided by the Acquired Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 and any information provided by the Acquired Fund for use in any governmental filings in connection with the transactions contemplated hereby, including without limitation applications for exemption orders or no-action letters, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto;

                (o) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and state insurance, securities or blue sky laws (which term as used in this Agreement shall include the laws of the District of Columbia and of Puerto Rico);

                (p) At the Closing Date, the Trust, on behalf of the Acquired Fund, will have good and marketable title to its assets to be transferred to the Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to and accepted by the Acquiring Fund. As used in this Agreement, the term "Investments" shall mean the Acquired Fund's investments shown on the schedule of its investments as of October 31, 2005, referred to in
                        Section 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock splits, mergers and similar corporate actions through the Closing Date;

                (q) At the Closing Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain in compliance with such mandatory investment restrictions as are set forth in the Acquiring Fund Prospectus, as amended through the Closing Date; and

                (r) No registration of any of the Investments under the Securities Act or under any state securities or blue sky laws would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to and accepted by the Acquiring Fund.

        4.2 The Company, on behalf of the Acquiring Fund, represents and warrants the following to the Trust and to the Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

                (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and has the power to own all of its property and assets and to conduct its business as currently conducted;

                (b) The Company is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly established, designated and existing in accordance with the applicable provisions of the Articles of Incorporation of the Company and the 1940 Act;

                (c) The Acquiring Fund Prospectus conforms in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the Securities and Exchange Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquiring Fund is a party that are not referred to in such Prospectus or in the registration statement of which it is a part;

                (d) At the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

                (e) The Company is not in violation in any material respect of any provisions of its Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

                (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquiring Fund or any of its properties or assets. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

                (g) The unaudited statement of assets and liabilities as of June 30, 2005, the statement of operations for the six months ended June 30, 2005, the statement of changes in assets for the six month period ended June 30, 2005 and the schedule of investments as of June 30, 2005, of the Acquiring Fund, copies of which have been furnished to the Acquired Fund, fairly reflect the financial condition and results of operations of the Acquiring Fund as of such dates and the results of its operations for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statement of assets referred to above or those incurred in the ordinary course of its business since June 30, 2005;

                (h) Since June 30, 2005, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness. For the purposes of this subparagraph (h), changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

                (i) By the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, all federal and other taxes shown to be due on said returns and reports and any assessments received by the Acquiring Fund shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit by the Internal Revenue Service or any state or local tax authority and no assessment has been asserted with respect to any such return;

                (j) For all taxable years and all applicable quarters of such years from the date of its inception, the Acquiring Fund has met, and will continue to meet through the Closing Date, the requirements of Subchapter M of the Code for qualification as a regulated investment company within the meaning of Sections 851 and 852 of the Code and the diversification requirements of Section 817(h) of the Code and the regulations thereunder;

                (k) The authorized capital of the Company consists of 4.75 billion shares of common stock, par value $.01 per share, of which __ million shares are authorized for the Acquiring Fund. The outstanding shares of common stock of the Acquiring Fund are, and at the Closing Date will be, divided into Class A shares, Class B shares, Class E shares and Class F shares, each having the characteristics described in the Acquiring Fund Prospectus. Class F shares of the Acquiring Fund will first be offered in connection with the reorganization. All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Company, and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of common stock of the Acquiring Fund of any class are outstanding and none will be outstanding on the Closing Date (except such rights as the Acquiring Fund may have pursuant to this Agreement);

                (l) The Acquiring Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquiring Fund Prospectus;

                (m) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Company, and this Agreement constitutes the valid and binding obligation of the Company and the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

                (n) The Acquiring Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Class F shares of the Acquiring Fund, and will be fully paid and non-assessable by the Company, and no shareholder of the Company will have any preemptive right of subscription or purchase in respect thereof;

                (o) The information to be furnished by the Acquiring Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 and any information furnished by the Acquiring Fund for use in any governmental filings in connection with the transactions contemplated hereby, including without limitation applications for exemption orders or no-action letters, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto; and

                (p) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under 1933 Act, the 1934 Act, the 1940 Act and state insurance, securities or blue sky laws.

5.      COVENANTS OF THE ACQUIRED FUND AND THE ACQUIRING FUND.

        The Company, on behalf of the Acquiring Fund, and the Trust, on behalf of the Acquired Fund, each hereby covenants and agrees with the other as follows:

        5.1 The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions and any trading activities in anticipation of the transactions contemplated hereby.

        5.2 The Acquired Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

        5.3 In connection with the meeting of the Acquired Fund Shareholders referred to in paragraph 5.2, the Acquired Fund will prepare a Prospectus/Proxy Statement for such meeting, to be included in a Registration Statement on Form N-14 (the "Registration Statement") which the Company will prepare and file for the registration under the 1933 Act of the Acquiring Shares to be distributed to the Acquired Fund Shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act.

        5.4 The Acquiring Fund will advise the Acquired Fund promptly if at any time prior to the Closing Date the Acquiring Fund becomes aware that the assets of the Acquired Fund include any securities which the Acquiring Fund is not permitted to acquire.

        5.5 Subject to the provisions of this Agreement, the Acquired Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party's obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

        5.6 The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or blue sky laws as it may deem appropriate in order to continue its operations after the Closing Date.

6.      CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

        The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Company and the Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

        6.1 The Company, on behalf of the Acquiring Fund, shall have delivered to the Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form satisfactory to the Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Company on behalf of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Company and the Acquiring Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

        6.2 The Company, on behalf of the Acquiring Fund, shall have executed and delivered to the Acquired Fund an Assumption of Liabilities dated as of the Closing Date pursuant to which the Acquiring Fund will assume all of the liabilities of the Acquired Fund existing at the Valuation Date in connection with the transactions contemplated by this Agreement, other than liabilities pursuant to this Agreement.

        6.3 The Trust shall have received a favorable opinion from Ropes & Gray LLP, counsel to the Company for the transactions contemplated hereby, dated the Closing Date and, in a form satisfactory to the Trust, to the following effect:

                (a) The Company is a corporation duly incorporated and validly existing under the laws of the State of Maryland and has corporate power and authority necessary to own all of its properties and assets and to carry on its business substantially as described in the Registration Statement referred to in paragraph 5.3, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Articles of Incorporation and By-Laws of the Company; (b) this Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Fund and, assuming the Prospectus/Proxy Statement and Registration Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Trust on behalf of the Acquired Fund, is the valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, except (i) as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and general equitable principles and (ii) insofar as rights to indemnity thereunder may be limited by federal or state securities laws;

                        (c) the Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder; (d) the Acquiring Shares to be issued for transfer to the shareholders of the Acquired Fund as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable Class F shares of the Acquiring Fund, assuming that as consideration for such shares not less than the net asset value and the par value of such shares has been paid and that the conditions set forth in this Agreement have been satisfied, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect of such shares; (e) the execution and delivery of this Agreement by the Company on behalf of the Acquiring Fund did not, and the performance by the Company and the Acquiring Fund of their respective obligations hereunder will not, violate the Company's Articles of Incorporation or By-Laws, or any provision of any agreement known to such counsel to which the Company or the Acquiring Fund is a party or by which either of them is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Company or the Acquiring Fund is a party or by which either of them is bound; (f) to the knowledge of such counsel, no consent, approval, authorization or order of any United States federal or Maryland state court or governmental authority is required for the consummation by the Company or the Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or blue sky laws or such as have been obtained; (g) to such counsel's knowledge, there is no legal or governmental proceeding relating to the Company or the Acquiring Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement referred to in paragraph 5.3 which are not described therein; (h) the Company is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and (i) to such counsel's knowledge, there is no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Company or the Acquiring Fund or any of their properties or assets that would impair the Company's ability to perform its obligations under this Agreement, and, to such counsel's knowledge, neither the Company nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

7.      CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

        The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

        7.1 The Trust, on behalf of the Acquired Fund, shall have delivered to the Company a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Company and dated the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Trust and the Acquired Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date;

        7.2 The Company shall have received a favorable opinion from Sullivan & Worcester LLP, counsel to the Trust for the transactions contemplated hereby, dated the Closing Date and in a form satisfactory to the Company, to the following effect:

                (a) The Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has power and authority necessary to own all of its properties and assets and to carry on its business substantially as described in the Registration Statement referred to in paragraph 5.3, and the Acquired Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust of the Trust; (b) this Agreement has been duly authorized, executed and delivered on behalf of the Acquired Fund and, assuming the Prospectus/Proxy Statement referred to in paragraph
                        5.3 complies with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Company on behalf of the Acquiring Fund, is the valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and general equitable principles; (c) the Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the Acquired Fund will have duly transferred such assets to the Acquiring Fund; (d) the execution and delivery of this Agreement by the Trust on behalf of the Acquired Fund did not, and the performance by the Trust and the Acquired Fund of their respective obligations hereunder will not, violate the Trust's Declaration of Trust or By-Laws, or any provision of any agreement known to such counsel to which the Trust or the Acquired Fund is a party or by which either of them is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Trust or the Acquired Fund is a party or by which either of them is bound; (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust or the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under state securities or blue sky laws or such as have been obtained; (f) such counsel does not know of any legal or governmental proceedings relating to the Trust or the Acquired Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement referred to in paragraph 5.3 which are not described as required; (g) the Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; (h) to the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Trust or the Acquired Fund or any of its properties or assets that would impair the Trust's ability to perform its obligations under this Agreement, and, to the knowledge of such counsel, neither the Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business; and (i) all issued and outstanding shares of the Acquired Fund are legally issued, fully paid and non-assessable (except as set forth in the Acquired Fund's Prospectus), assuming that as consideration for such shares not less than the net asset value of such shares has been paid, and assuming that such shares were issued in accordance with the terms of the Acquired Fund's registration statement, or any amendments thereto, in effect at the time of such issuance.

        7.3 The Acquired Fund shall have furnished to the Acquiring Fund tax returns, signed by a partner of Deloitte & Touche LLP for the fiscal year ended October 31, 2005.

        7.4 Prior to the Closing Date, the Acquired Fund shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing all of the Acquired Fund's investment company taxable income for its taxable years ending on or after October 31, 2005 and on or prior to the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gains realized in each of its taxable years ending on or after October 31, 2005 and on or prior to the Closing Date.

        7.5 The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer of the Trust, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

        7.6 The custodian of the Acquired Fund shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Valuation Date, and the Acquired Fund shall have delivered to the Acquiring Fund a statement of assets and liabilities of the Acquired Fund as of the Valuation Date, prepared in accordance with generally accepted accounting principles consistently applied from the prior audited period, certified by the Treasurer of the Acquired Fund.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE ACQUIRING FUND AND THE ACQUIRED FUND.

        The respective obligations of the Trust and the Company hereunder are each subject to the further conditions that on or before the Closing Date:

        8.1 This Agreement and the transactions contemplated herein shall have been approved by the vote of the required majority of the holders of the outstanding shares of the Acquired Fund of record on the record date for the meeting of its shareholders referred to in paragraph 5.2;

        8.2 On the Closing Date no action, suit or other preceding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby;

        8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state blue sky and securities authorities) deemed necessary by the Trust or the Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

        8.4 The Registration Statement referred to in paragraph 5.3 shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

        8.5 The Trust and the Company shall have received a favorable opinion of Sullivan & Worcester LLP satisfactory to the Trust and the Company substantially to the effect that, for federal income tax purposes:

                (a) The transfer of all of the Acquired Fund assets in exchange solely for the Acquiring Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund followed by the distribution of the

                        Acquiring Shares to the Acquired Fund Shareholders in dissolution and liquidation of the Acquired Fund will constitute a "reorganization" within the meaning of
                        Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code.

                (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for the Acquiring Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund.

                (c) No gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund assets to the Acquiring Fund in exchange for the Acquiring Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund or upon the distribution (whether actual or constructive) of the Acquiring Shares to the separate accounts as shareholders of Acquired Fund in exchange for their shares of the Acquired Fund.

                (d) No gain or loss will be recognized by the separate accounts as shareholders of Acquired Fund upon the exchange of their Acquired Fund shares for the Acquiring Shares in liquidation of the Acquired Fund.

                (e) The aggregate tax basis of the Acquiring Shares received by each separate account as a shareholder of Acquired Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares held by such separate account as a shareholder of Acquired Fund immediately prior to the Closing, and the holding period of the Acquiring Shares received by each separate account as a shareholder of Acquired Fund will include the period during which the Acquired Fund shares exchanged therefor were held (provided the Acquired Fund shares were held as capital assets on the date of the Closing).

                (f) The tax basis of the Acquired Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Closing, and the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

                (g) The Acquiring Fund will succeed to and take into account capital loss carryovers, if any, of the Acquired Fund described in Section 381(c) of the Code. The Acquiring Fund will take any capital loss carryovers into account subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and regulations thereunder.

        8.6 At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived jointly by the Board of Trustees of the Trust and the Board of Directors of the Company if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund and the Acquiring Fund.

9.      FEES AND EXPENSES.

        9.1 Except as otherwise provided in this paragraph 9, MetLife Advisers, LLC, by countersigning this Agreement, agrees that it will bear any and all costs and expenses of the transaction incurred by the Acquiring Fund and the Acquired Fund, including without limitation portfolio transaction costs incurred by the Acquiring Fund or the Acquired Fund in connection with the sale of portfolio securities that are not permitted investments of the Acquiring Fund, provided, however, that MetLife Advisers, LLC will not bear portfolio transaction costs incurred by the Acquiring Fund or the Acquired Fund in connection with the purchase or sale of portfolio securities that are permitted investments of the Acquiring Fund or the Acquired Fund, as the case may be; provided, further, that the Acquiring Fund will pay all governmental fees required in connection with the registration or qualification of the Acquiring Shares under applicable state and federal laws.

        9.2 In the event the transactions contemplated by this Agreement are not consummated, then MetLife Advisers, LLC or one of its affiliates shall bear all of the costs and expenses incurred by both the Acquiring Fund and the Acquired Fund in connection with such transactions.

        9.3 Notwithstanding any other provisions of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, neither the Acquiring Fund nor the Acquired Fund shall be liable to the other for any damages resulting therefrom, including, without limitation, consequential damages.

        9.4 Notwithstanding any of the foregoing, costs and expenses will in any event be paid by the party directly incurring them if and to the extent that the payment by another party of such costs and expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

10.     ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

        10.1 The Trust on behalf of the Acquired Fund and the Company on behalf of the Acquiring Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

        10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.3, 1.5, 1.6, 1.7, 3.4, 7.3, 9, 10, 13 and 14.

11.     TERMINATION.

                This Agreement may be terminated by the mutual agreement of the Trust and the Company. In addition, either the Trust or the Company may at its option terminate this Agreement at or prior to the Closing Date:

                (a) Because of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

                (b) If a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met;

                (c) If the transactions contemplated by this Agreement have not been substantially completed by December 31, 2006, this Agreement shall automatically terminate on that date unless a later date is agreed to by both the Company and the Trust; or

                (d) If the Board of Directors of the Acquiring Fund or the Board of Trustees of the Acquired Fund, as the case may be, determines that the termination of this Agreement is in the best interests of its shareholders.

12.     AMENDMENTS.

        This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trust on behalf of the Acquired Fund and the Company on behalf of the Acquiring Fund; provided, however, that following the shareholders' meeting called by the Acquired Fund pursuant to paragraph 5.2, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such Shareholders without their further approval.

13.     NOTICES.

        Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to: (i) Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116, attn: Secretary; or (ii) The Travelers Series Trust, One Cityplace, Hartford, CT 06103, attn: Secretary.

14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON-RECOURSE; FINDERS' FEES.

        14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

        14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

        14.3 This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the State of Maryland, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

        14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

        14.5 A copy of the Articles of Incorporation of the Company is on file with the Secretary of State of the State of Maryland and a Certificate of Trust of the Trust is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that no trustee, director, officer, agent or employee of either the Company or the Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and properties of the Acquired Fund and the Acquiring Fund.

        14.6 The Trust, on behalf of the Acquired Fund, and the Company, on behalf of the Acquiring Fund, each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

        IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President or Vice President and its corporate seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

                                        METROPOLITAN SERIES FUND, INC.,
                                        on behalf of its MFS Total Return
                                        Portfolio

                                        By:
                                           -------------------------------------

                                        Name:
                                             -----------------------------------

                                        Title:
                                              ----------------------------------


                                        THE TRAVELERS SERIES TRUST,
                                        on behalf of its MFS Total Return
                                        Portfolio

                                        By:
                                           -------------------------------------

                                        Name:
                                             -----------------------------------

                                        Title:
                                              ----------------------------------

                                        Agreed and accepted as to paragraph 9
                                        only:

                                        MetLife Advisers, LLC

                                        By:
                                           -------------------------------------

                                        Name:
                                             -----------------------------------

                                        Title:
                                              ----------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION

                    Acquisition of Assets and Liabilities of

                           MFS TOTAL RETURN PORTFOLIO

                                   a series of

                           THE TRAVELERS SERIES TRUST
                                  One Cityplace
                           Hartford, Connecticut 06103
                                 (800) 842-9368

                        By and In Exchange For Shares of

                           MFS TOTAL RETURN PORTFOLIO

                                   a series of

                         METROPOLITAN SERIES FUND, INC.
                               501 Boylston Street
                           Boston, Massachusetts 02116
                                 (800) 638-7732


        This Statement of Additional Information, dated January 19, 2006, relating specifically to the proposed transfer of the assets and liabilities of MFS Total Return Portfolio ("Trust Portfolio"), a series of The Travelers Series Trust (the "Trust"), to MFS Total Return Portfolio ("Fund Portfolio"), a series of Metropolitan Series Fund, Inc. (the "Fund"), in exchange for Class F shares of common stock, $.01 par value per share, of Fund Portfolio (to be issued to holders of shares of Trust Portfolio), consists of the information set forth below pertaining to Trust Portfolio and Fund Portfolio and the following described documents, each of which is attached hereto and incorporated by reference herein:

        (1) Statement of Additional Information of the Trust relating to Trust Portfolio dated May 21, 2005, as supplemented on December 6, 2005;

        (2) Statement of Additional Information of the Fund relating to Fund Portfolio dated May 1, 2005;

        (3) Annual Report of the Trust relating to Trust Portfolio for the year ended October 31, 2005;

        (4) Annual Report of the Fund relating to Fund Portfolio for the year ended December 31, 2004;

        (5) Semi-Annual Report of the Fund relating to Fund Portfolio for the six month period ended June 30, 2005; and

        (6)     Pro Forma Financial Statements dated as of June 30, 2005.

        This Statement of Additional Information, which is not a prospectus, supplements, and should be read in conjunction with, the Prospectus/Proxy Statement of Trust Portfolio and Fund Portfolio dated January 19, 2006. A copy of the Prospectus/Proxy Statement may be obtained without charge by calling or writing to the Fund at the telephone number or address set forth above.

                       STATEMENT OF ADDITIONAL INFORMATION

                           THE TRAVELERS SERIES TRUST

                        CONVERTIBLE SECURITIES PORTFOLIO
                       DISCIPLINED MID CAP STOCK PORTFOLIO
                             EQUITY INCOME PORTFOLIO
                         FEDERATED HIGH YIELD PORTFOLIO
                            FEDERATED STOCK PORTFOLIO
                               LARGE CAP PORTFOLIO
                     MONDRIAN INTERNATIONAL STOCK PORTFOLIO
                (FORMERLY, LAZARD INTERNATIONAL STOCK PORTFOLIO)
                          MFS MID CAP GROWTH PORTFOLIO
                               MFS VALUE PORTFOLIO
                        MERCURY LARGE CAP CORE PORTFOLIO
               (FORMERLY, MERRILL LYNCH LARGE CAP CORE PORTFOLIO)
                             PIONEER FUND PORTFOLIO
                        TRAVELERS QUALITY BOND PORTFOLIO
                      U.S. GOVERNMENT SECURITIES PORTFOLIO
                  ZERO COUPON BOND FUND PORTFOLIO (SERIES 2005)
                         PIONEER MID CAP VALUE PORTFOLIO
                           STRATEGIC EQUITY PORTFOLIO
                       AIM CAPITAL APPRECIATION PORTFOLIO
                         VAN KAMPEN ENTERPRISE PORTFOLIO
                           MFS TOTAL RETURN PORTFOLIO
             SALOMON BROTHERS STRATEGIC TOTAL RETURN BOND PORTFOLIO
                       TRAVELERS MANAGED INCOME PORTFOLIO
                       PIONEER STRATEGIC INCOME PORTFOLIO
                 STYLE FOCUS SERIES: SMALL CAP GROWTH PORTFOLIO
                  STYLE FOCUS SERIES: SMALL CAP VALUE PORTFOLIO
                MANAGED ALLOCATION SERIES: CONSERVATIVE PORTFOLIO
                  MANAGED ALLOCATION SERIES: MODERATE PORTFOLIO
           MANAGED ALLOCATION SERIES: MODERATE-CONSERVATIVE PORTFOLIO
            MANAGED ALLOCATION SERIES: MODERATE-AGGRESSIVE PORTFOLIO
                 MANAGED ALLOCATION SERIES: AGGRESSIVE PORTFOLIO

                                   May 2, 2005

                          (As revised December 6, 2005)

This Statement of Additional Information ("SAI") is not a prospectus. Investors should read this SAI with the applicable The Travelers Series Trust's prospectuses dated May 2, 2005 and May 21, 2005, and the 2004 annual shareholder reports. This SAI is incorporated by reference into the prospectus and is legally a part of the prospectus. Investors may obtain a free copy of the prospectus and annual shareholder report by writing or calling us at:

                         The Travelers Insurance Company
                                Annuity Services
                                  One Cityplace
                           Hartford, Connecticut 06103
                      Phone number 800-842-9368 (toll free)
or by accessing the Securities and Exchange Commission's website at http://www.sec.gov.

                                TABLE OF CONTENTS

Fund History..............................................................
Investment Objectives, Policies, Risks and Certain Restrictions...........
Investment Restrictions...................................................
Valuation and Pricing.....................................................
Distributions.............................................................
Trustees and Officers.....................................................
Code of Ethics............................................................
Declaration of Trust......................................................
Investment Advisory Services..............................................
Redemptions in Kind.......................................................
Brokerage.................................................................
Portfolio Turnover Rate...................................................
Fund Administration.......................................................
Shareholder Rights........................................................
Federal Tax Status of the Funds...........................................
Performance...............................................................
Disclosure of Portfolio Holdings..........................................
Financial Statements......................................................
Additional Information....................................................
Appendix A Ratings........................................................   A-1
Appendix B Proxy Voting Policies and Procedures...........................   B-1

                                  FUND HISTORY

The Travelers Series Trust ("Trust") is registered with the Securities and Exchange Commission ("SEC"), as an open-end management investment company, and is organized as a business trust under the laws of the Commonwealth of Massachusetts. Effective July 1, 2005, the Strategic Equity Portfolio, AIM Capital Appreciation Portfolio, Van Kampen Enterprise Portfolio, MFS Total Return Portfolio, Salomon Brothers Strategic Total Return Bond Portfolio, Travelers Managed Income Portfolio and Pioneer Strategic Income Portfolio, formerly series of Travelers Series Fund Inc., became series of the Trust.

An Agreement and Declaration of Trust dated October 11, 1991 (the "Declaration of Trust") authorizes the Board of Trustees ("Board") to divide the Trust's shares into two or more series related to separate investment portfolios ("Funds") and further allows the Board to establish additional series at any time.

         INVESTMENT OBJECTIVES, POLICIES, RISKS AND CERTAIN RESTRICTIONS

The Trust is currently divided into multiple Funds, each with its own investment objective, policies and restrictions. Each Fund, except MFS Mid Cap Growth Portfolio, Salomon Brothers Strategic Total Return Bond Portfolio, Managed Allocation Series: Conservative Portfolio, Moderate Portfolio, Moderate-Conservative Portfolio, Moderate-Aggressive Portfolio, and Aggressive Portfolio, is diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). There can be no assurance that a Fund will achieve its investment objective.

Each Fund's investment objective and, unless noted as fundamental, its investment policies may be changed by the Board without approval of shareholders or holders of variable annuity and variable life insurance contracts. A change in a Fund's investment objective or policies may result in the Fund having a different investment objective or policies from those that an owner selected as appropriate at the time of investment.

This SAI supplements the information contained in, and should be read with, The Travelers Series Trust's prospectuses dated May 2, 2005 and May 21, 2005, and the 2004 annual shareholder reports.

Listed below for quick reference are the other types of investments that each Fund may make and its investment techniques. Any investments, policies and restrictions generally are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances. More detailed information about the Funds' investments and investment techniques follows the chart.

                                             CONVERTIBLE
                                              SECURITIES    DISCIPLINED      EQUITY       FEDERATED     FEDERATED
INVESTMENT TECHNIQUE                          PORTFOLIO       MID CAP        INCOME       HIGH YIELD      STOCK
-----------------------------------------   -------------  -------------  ------------  -------------  ------------
  American Depositary Receipts                    X                             X             X             X
  Asset-Backed Mortgage Securities                X                             X             X             X
  Bankers' Acceptances                            X              X              X             X             X
  Buying Put and Call Options                     X              X              X             X             X
  Certificates of Deposit                         X              X              X             X             X
  Commercial Paper                                X              X              X             X             X
  Convertible Securities                          X                             X             X             X
  Corporate Asset-Backed Securities               X                             X             X             X
  Debt Securities                                 X              X              X             X             X
  Emerging Market Securities                      X                             X             X             X
  Equity Securities                               X              X              X             X             X
  Floating & Variable Rate Instruments            X              X              X             X             X
  Foreign Securities                              X                             X             X             X
  Forward Contracts on Foreign Currency                                         X             X
  Futures Contracts                               X              X              X             X             X
  High-Yield, High-Risk Bonds                                                   X             X             X
  Illiquid Securities                             X              X              X             X             X
  Indexed Securities                              X                             X             X
  Index Futures Contracts                         X              X              X                           X
  Investment Company Securities                   X              X              X             X             X
  Investment in Unseasoned Companies              X              X              X             X             X
  Lending Portfolio Securities                    X              X              X             X             X
  Letters of Credit                               X              X              X             X             X
  Loan Participations                                                           X             X             X
  Options on Foreign Currencies                                                 X             X
  Options on Index Futures Contracts              X              X              X                           X
  Options on Stock Indices                                       X              X                           X
  Options on Securities                                                                       X
  Other Direct Indebtedness                                                     X             X             X
  Real Estate-Related Instruments                 X              X              X             X             X
  Repurchase Agreements                           X              X              X             X             X
  Reverse Repurchase Agreements                   X              X              X             X             X
  Short Sales "Against the Box"                   X                             X             X             X
  Short-Term Money Market Instruments             X              X              X             X             X
  Swap Agreements                                                               X             X
  Temporary Bank Borrowing                        X              X              X             X             X
  U.S. Government Securities                      X              X              X             X             X
  Variable Amount Master Demand Notes             X              X              X             X             X
  When-Issued & Delayed Delivery
   Securities                                     X              X              X             X             X
  Writing Covered Call Options                    X              X              X             X             X

                                                                                           PIONEER      TRAVELERS
                                             AIM CAPITAL     STRATEGIC      MFS TOTAL     STRATEGIC      MANAGED
INVESTMENT TECHNIQUE                        APPRECIATION      EQUITY         RETURN        INCOME        INCOME
-----------------------------------------   -------------  -------------  ------------  -------------  ------------
  American Depositary Receipts                    X              X              X             X              X
  Asset-Backed Mortgage Securities                X              X              X             X              X
  Bankers' Acceptances                            X              X              X             X              X
  Buying Put and Call Options                     X              X              X             X
  Certificates of Deposit                         X              X              X             X              X
  Commercial Paper                                X              X              X             X              X
  Convertible Securities                          X              X              X             X              X
  Corporate Asset-Backed Securities               X              X              X             X              X
  Debt Securities                                 X              X              X             X              X
  Emerging Market Securities                      X              X              X             X              X
  Equity Securities                               X              X              X             X              X
  Floating & Variable Rate Instruments
  Foreign Securities                              X              X              X             X              X
  Forward Contracts on Foreign Currency           X              X              X             X              X
  Futures Contracts                               X              X              X             X              X
  High-Yield, High-Risk Bonds                                    X              X             X              X
  Illiquid Securities                             X              X              X             X              X
  Indexed Securities
  Index Futures Contracts                         X              X              X             X              X
  Investment Company Securities                   X              X              X             X
  Investment in Unseasoned Companies              X
  Lending Portfolio Securities                    X              X              X             X              X
  Letters of Credit
  Loan Participations                                            X              X             X              X
  Options on Foreign Currencies                   X              X              X             X              X
  Options on Index Futures Contracts              X              X              X             X              X
  Options on Stock Indices                        X              X              X             X              X
  Options on Securities                           X              X              X             X              X
  Other Direct Indebtedness                                      X              X             X
  Real Estate-Related Instruments                 X              X              X             X              X
  Repurchase Agreements                           X              X              X             X              X
  Reverse Repurchase Agreements                   X
  Short Sales "Against the Box"                   X              X              X             X
  Short-Term Money Market Instruments             X              X              X             X              X
  Swap Agreements                                 X              X              X             X
  Temporary Bank Borrowing                        X              X              X             X              X
  U.S. Government Securities                      X              X              X             X              X
  Variable Amount Master Demand Notes
  When-Issued & Delayed Delivery
   Securities                                     X              X              X             X              X
  Writing Covered Call Options                    X              X              X             X

                                                           SALOMON BROTHERS
                                                           STRATEGIC TOTAL
                                            VAN KAMPEN      RETURN BOND
INVESTMENT TECHNIQUE                        ENTERPRISE       PORTFOLIO
---------------------------------------   --------------  ------------------
  American Depositary Receipts                  X                X
  Asset-Backed Mortgage Securities              X                X
  Bankers' Acceptances                          X                X
  Buying Put and Call Options                   X                X
  Certificates of Deposit                       X                X
  Commercial Paper                              X                X
  Convertible Securities                        X                X
  Corporate Asset-Backed Securities             X                X
  Debt Securities                               X                X
  Emerging Market Securities                    X                X
  Equity Securities                             X                X
  Floating & Variable Rate Instruments
  Foreign Securities                            X                X
  Forward Contracts on Foreign Currency         X                X
  Futures Contracts                             X                X
  High-Yield, High-Risk Bonds                                    X
  Illiquid Securities                           X                X
  Indexed Securities
  Index Futures Contracts                       X                X
  Investment Company Securities                 X                X
  Investment in Unseasoned Companies            X
  Lending Portfolio Securities                  X                X
  Letters of Credit
  Loan Participations                                            X
  Options on Foreign Currencies                 X                X
  Options on Index Futures Contracts            X                X
  Options on Stock Indices                      X                X
  Options on Securities                         X                X
  Other Direct Indebtedness                                      X
  Real Estate-Related Instruments
  Repurchase Agreements                         X                X
  Reverse Repurchase Agreements                                  X
  Short Sales "Against the Box"                 X                X
  Short-Term Money Market Instruments           X                X
  Swap Agreements                               X                X
  Temporary Bank Borrowing                      X                X
  U.S. Government Securities                    X                X
  Variable Amount Master Demand Notes
  When-Issued & Delayed Delivery
   Securities                                                    X
  Writing Covered Call Options                  X                X

                                                          MONDRIAN          MFS
                                                        INTERNATIONAL     MID CAP        MFS
INVESTMENT TECHNIQUE                       LARGE CAP        STOCK         GROWTH        VALUE
---------------------------------------   -----------  ---------------  -----------  ------------
  American Depositary Receipts                 X              X              X            X
  Asset-Backed Mortgage Securities             X              X                           X
  Bankers' Acceptances                         X              X              X            X
  Buying Put and Call Options                  X              X              X            X
  Certificates of Deposit                      X              X              X            X
  Commercial Paper                             X              X              X            X
  Convertible Securities                       X              X              X            X
  Corporate Asset-Backed Securities            X                                          X
  Debt Securities                              X              X              X            X
  Emerging Market Securities                   X              X              X            X
  Equity Securities                            X              X              X            X
  Floating & Variable Rate Instruments         X              X              X            X
  Foreign Securities                           X              X              X            X
  Forward Contracts on Foreign Currency        X              X              X            X
  Futures Contracts                            X              X              X            X
  High-Yield, High-Risk Bonds                  X                             X            X
  Illiquid Securities                          X              X              X            X
  Indexed Securities                           X              X                           X
  Index Futures Contracts                      X              X              X            X
  Investment Company Securities                X              X              X            X
  Investment in Unseasoned Companies           X              X              X            X
  Lending Portfolio Securities                 X              X              X            X
  Letters of Credit                            X              X              X            X
  Loan Participations                          X                                          X
  Options on Foreign Currencies                X              X              X            X
  Options on Index Futures Contracts           X              X              X            X
  Options on Stock Indices                     X              X              X            X
  Options on Securities
  Other Direct Indebtedness                    X                                          X
  Real Estate-Related Instruments              X              X              X            X
  Repurchase Agreements                        X              X              X            X
  Reverse Repurchase Agreements                X              X              X
  Short Sales "Against the Box"                X              X                           X
  Short-Term Money Market Instruments          X              X              X            X
  Swap Agreements                              X              X                           X
  Temporary Bank Borrowing                     X              X              X            X
  U.S. Government Securities                   X              X              X            X
  Variable Amount Master Demand Notes          X              X              X            X
  When-Issued & Delayed Delivery
   Securities                                  X              X              X            X
  Writing Covered Call Options                 X              X              X            X

                                            MERCURY     TRAVELERS       U.S.        PIONEER     ZERO COUPON
                                           LARGE CAP     QUALITY       GOV'T         FUND           BOND
INVESTMENT TECHNIQUE                          CORE         BOND      SECURITIES    PORTFOLIO    SERIES 2005
---------------------------------------   -----------  -----------  ------------  -----------  -------------
  American Depositary Receipts                 X            X                          X             X
  Asset-Backed Mortgage Securities             X            X            X             X             X
  Bankers' Acceptances                         X            X            X             X             X
  Buying Put and Call Options                  X                         X             X             X
  Certificates of Deposit                      X            X            X             X             X
  Commercial Paper                             X            X            X             X             X
  Convertible Securities                       X            X                          X             X
  Corporate Asset-Backed Securities                         X                          X             X
  Debt Securities                              X            X            X             X             X
  Emerging Market Securities                   X                                       X             X
  Equity Securities                            X            X                          X             X
  Floating & Variable Rate Instruments         X            X            X             X             X
  Foreign Securities                           X            X                          X             X
  Forward Contracts on Foreign Currency        X                                       X
  Futures Contracts                            X            X            X             X             X
  High-Yield, High-Risk Bonds                  X            X                          X
  Illiquid Securities                          X            X            X             X             X
  Indexed Securities                           X            X                          X
  Index Futures Contracts                      X            X            X             X             X
  Investment Company Securities                X            X            X             X             X
  Investment in Unseasoned Companies           X            X                          X             X
  Lending Portfolio Securities                 X            X            X             X
  Letters of Credit                            X            X            X             X
  Loan Participations                                                                  X
  Options on Foreign Currencies                X                                       X
  Options on Index Futures Contracts           X            X            X             X             X
  Options on Stock Indices                     X                                       X
  Options on Securities
  Other Direct Indebtedness                    X
  Real Estate-Related Instruments              X            X            X             X             X
  Repurchase Agreements                        X            X            X             X             X
  Reverse Repurchase Agreements                             X            X             X
  Short Sales "Against the Box"                X                                       X
  Short-Term Money Market Instruments          X            X            X             X             X
  Swap Agreements                                                                      X
  Temporary Bank Borrowing                     X            X            X             X             X
  U.S. Government Securities                   X            X            X             X             X
  Variable Amount Master Demand Notes          X            X            X             X             X
  When-Issued & Delayed Delivery
   Securities                                  X            X            X             X             X
  Writing Covered Call Options                 X                         X             X             X

                                                                           STYLE FOCUS
                                                           STYLE FOCUS       SERIES:
                                           PIONEER MID    SERIES: SMALL     SMALL CAP
                                            CAP VALUE       CAP GROWTH        VALUE
INVESTMENT TECHNIQUE                        PORTFOLIO       PORTFOLIO       PORTFOLIO
---------------------------------------   -------------  ---------------  -------------
  American Depositary Receipts                 X                X               X
  Asset-Backed Mortgage Securities
  Bankers' Acceptances
  Buying Put and Call Options                  X                X               X
  Certificates of Deposit                      X
  Commercial Paper                                              X               X
  Convertible Securities                       X                X               X
  Corporate Asset-Backed Securities
  Debt Securities                              X                X               X
  Emerging Market Securities                   X
  Equity Securities                            X                X               X
  Floating & Variable Rate Instruments
  Foreign Securities                           X                X               X
  Forward Contracts on Foreign Currency        X                X               X
  Futures Contracts                            X                X               X
  High-Yield, High-Risk Bonds
  Illiquid Securities                          X                X               X
  Indexed Securities                           X                X               X
  Index Futures Contracts                      X
  Investment Company Securities
  Investment in Unseasoned Companies           X                X               X
  Lending Portfolio Securities                 X                X               X
  Letters of Credit
  Loan Participations
  Options on Foreign Currencies                X                X               X
  Options on Index Futures Contracts           X                X               X
  Options on Stock Indices                     X                X               X
  Options on Securities                        X                X               X
  Other Direct Indebtedness                    X                X               X
  Real Estate-Related Instruments              X
  Repurchase Agreements                        X                X               X
  Reverse Repurchase Agreements                X                X               X
  Short Sales "Against the Box"
  Short-Term Money Market Instruments          X
  Swap Agreements
  Temporary Bank Borrowing
  U.S. Government Securities                   X                X               X
  Variable Amount Master Demand Notes
  When-Issued & Delayed Delivery
   Securities                                  X                X               X
  Writing Covered Call Options                 X                X               X

The Managed Allocation Series: Conservative Portfolio, Moderate Portfolio, Moderate-Conservative Portfolio, Moderate-Aggressive Portfolio and Aggressive Portfolio invest in the securities of other investment companies ("Underlying Funds") and cash, or cash equivalent instruments. The Underlying Funds may invest in some or all of the investments and use some or all of the investment techniques described in this SAI.

The following section explains more about the investments and investment techniques listed above. It also includes a brief discussion about the specific risks associated with a particular investment or investment technique.

SHORT-TERM MONEY MARKET INSTRUMENTS. Certain Funds, may at any time invest funds awaiting investment or held as reserves for the purposes of satisfying redemption requests, payment of dividends or making other distributions to shareholders, in cash and short-term money market instruments. Short-term money market instruments are those with remaining maturities of 397 days or less and may include (i) short-term U.S. Government Securities and, short-term obligations of foreign sovereign governments and their agencies and instrumentalities, (ii) interest bearing savings deposits on, and certificates of deposit and bankers' acceptances of, United States and foreign banks, (iii) commercial paper of U.S. or of foreign issuers rated A-1 or higher by S&P or Prime-1 by Moody's, issued by companies which have an outstanding debt issue rated AA or higher by S&P or Aa or higher by Moody's or, if not rated, determined by the Investment Subadviser to be of comparable quality to those rated obligations which may be purchased by the Portfolios.

CERTIFICATES OF DEPOSIT. Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate can usually be traded in the secondary market prior to maturity.

Certificates of deposit are limited to U.S. dollar-denominated certificates of U.S. banks that have at least $1 billion in deposits as of the date of their most recently published financial statements (including foreign branches of U.S. banks, U.S. branches of foreign banks that are members of the Federal Reserve System or the Federal Deposit Insurance Corporation, and savings and loan associations that are insured by the Federal Deposit Insurance Corporation).

The Funds do not acquire time deposits or obligations issued by the International Bank for Reconstruction and Development, the Asian Development Bank or the Inter-American Development Bank. Additionally, the Funds do not currently intend to purchase such foreign securities (except to the extent that certificates of deposit of foreign branches of U.S. banks may be deemed foreign securities) or purchase certificates of deposit, bankers' acceptances or other similar obligations issued by foreign banks.

OBLIGATIONS OF FOREIGN BRANCHES OF U.S. BANKS. The obligations of foreign branches of U.S. banks may be general obligations of the parent bank as well as of the issuing branch. They also may be limited by the terms of a specific obligation and by government regulation. Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, if evidences of ownership of such securities are held outside the U.S., a Fund is subject to the risks associated with the holding of such property overseas. Various provisions of federal law governing domestic branches do not apply to foreign branches of domestic banks.

OBLIGATIONS OF U.S. BRANCHES OF FOREIGN BANKS. Obligations of U.S. branches of foreign banks may be general obligations of the parent bank as well as of the issuing branch. They also may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office. In addition, there may be less publicly available information about an U.S. branch of a foreign bank than about a domestic bank.

BANKERS' ACCEPTANCES. Bankers' acceptances in which a Fund may invest are issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by the bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset, or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less. Bankers' acceptances acquired by certain Funds must have been accepted by U.S. Commercial banks, including foreign branches of U.S. commercial banks, having total deposits at the time of purchase in excess of $1 billion and must be payable in U.S. dollars.

COMMERCIAL PAPER. Commercial paper is short-term unsecured promissory notes issued by corporations to finance their short-term credit needs. Commercial paper is usually issued with a maturity of not more than nine months. The Funds' investments in commercial paper are limited to those rated in the top two categories. See the Appendix for information with respect to ratings for commercial paper, as well as other debt and equity securities.

U.S. GOVERNMENT SECURITIES. As used in this SAI, "U.S. government securities" include securities issued by the U.S. Government, its agencies, instrumentalities and government-sponsored enterprises. U.S. government securities include a variety of Treasury securities that differ only in their interest rates, initial maturities and dates of issuance. Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of greater than ten years at the date of issuance.

U.S. government securities include direct obligations of the U.S. Treasury and securities issued or guaranteed by the Federal Housing Administration, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage Association, Federal Home Loan Mortgage Corporation, The Tennessee Valley Authority, Student Loan Marketing Association and Federal National Mortgage Association.

Some U.S. government securities, such as Treasury bills and Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S.; others, such as securities of Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; still others, such as bonds issued by the Federal National Mortgage Association, a private corporation, are supported only by the credit of the government-sponsored enterprise. Because the U.S. Government is not obligated by law to provide support to an instrumentality or government-sponsored enterprise, a Fund will invest in those U.S. government securities only when the Fund's investment adviser, or sub-adviser, determines that the credit risk with respect to the instrumentality or enterprise does not make its securities unsuitable investments. U.S. government securities will not include international agencies or instrumentalities in which the U.S. Government, its agencies, instrumentalities or government-sponsored enterprises participate, such as the World Bank, the Asian Development Bank or the Inter-American Development Bank, or issues insured by the Federal Deposit Insurance Corporation.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Certain Funds may, from time to time, purchase new-issue government or agency securities on a "when-issued," "delayed-delivery," or "to-be-announced" basis ("when-issued securities"). The prices of such securities are fixed at the time the commitment to purchase is made and may be expressed in either dollar-price or yield- maintenance terms. Delivery and payment may be at a future date beyond customary settlement time. It is certain Funds' customary practice to make when-issued purchases for settlement no more than 90 days beyond the commitment date.

The commitment to purchase a when-issued security may be viewed as a senior security, which is marked to market and reflected in the Fund's net asset value daily from the commitment date. While the adviser or subadviser intends for the Fund to take physical delivery of these securities, offsetting transactions may be made prior to settlement, if it is advantageous to do so. A Fund does not make payment or begin to accrue interest on these securities until settlement date. To invest its assets pending settlement, a Fund normally invests in short-term money market instruments and other securities maturing no later than the scheduled settlement date.

The Funds do not intend to purchase when-issued securities for speculative or "leverage" purposes. Consistent with Section 18 of the 1940 Act and the position of the SEC thereunder, when a Fund commits to purchase a security on a when-issued basis, the adviser or subadviser identifies and places in a segregated account high-grade money market instruments and other liquid securities equal in value to the purchase cost of the when-issued securities.

The adviser and subadvisers believe that purchasing securities in this manner can be advantageous to the Funds. However, this practice entails certain additional risks, including the default of the counterparty on its obligations to deliver the security as scheduled. In this event, a Fund would experience a gain or loss equal to the appreciation or depreciation in value from the commitment date. The adviser and subadvisers employ a rigorous credit quality procedure in determining the counterparties to deal with in purchasing when-issued securities and, in some circumstances, require the counterparty to post cash or some other form of security as margin to protect the value of the delivery obligation pending settlement. In addition, when-issued transactions will expose a Fund to the risk of fluctuations in the value of the securities it has committed to purchase.

FLOATING AND VARIABLE RATE INSTRUMENTS: Obligations that have a floating or variable rate of interest bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. Certain of these obligations may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Each Fund limits its purchases of floating and variable rate obligations to those of the same quality as it otherwise is allowed to purchase. The advisers or subadvisers monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. Each Funds' right to obtain payment at par on a demand instrument can be affected by events occurring between the date the Funds elect to demand payment and the date payment is due. Those events may affect the ability of the issuer of the instrument to make payment when due, except when such demand instruments permit same-day settlement. To facilitate settlement, these same-day demand instruments may be held in book entry form at a bank other than the Funds' custodian, subject to a subcustodian agreement approved by the Fund between that bank and the Funds' custodian.

The floating and variable rate obligations that the Funds may purchase include certificates of participation in obligations purchased from banks. A certificate of participation gives a Fund an undivided interest in the underlying obligations in the proportion that the Fund's interest bears to the total principal amount of such obligations. Certain of such certificates of participation may carry a demand feature that would permit the holder to tender them back to the issuer prior to maturity.

VARIABLE AMOUNT MASTER DEMAND NOTES: Variable amount master demand notes are unsecured obligations that permit the investment of fluctuating amounts by a Fund at varying rates of interest pursuant to direct arrangements between the Fund as lender and the issuer as borrower. Master demand notes permit daily fluctuations in the interest rate and daily changes in the amounts borrowed. Each Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because these types of notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded. Also, there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time. Accordingly, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the advisers or subadvisers will consider the earning power, cash flow and other liquidity ratios of the issuer. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, each Fund will invest in them only if, at the time of an investment, the issuer meets the criteria set forth for all other commercial paper. Pursuant to procedures established by the adviser or subadviser, such notes are treated as instruments maturing in one day and valued at their par value. The advisers and subadvisers intend to continuously monitor factors related to the ability of the borrower to pay principal and interest on demand.

VARIABLE RATE MASTER DEMAND NOTES. Variable rate master demand notes are unsecured obligations that permit a Fund to invest different amounts at varying interest rates under arrangements between the Fund (as lender) and the issuer of the note (as borrower). Under the note, a Fund has the right at any time to increase the amount up to the full amount provided by the note agreement, or to decrease the amount, and the borrower has the right to repay at any time up to the full amount of the note without penalty. Notes purchased by a Fund permit it to demand payment of principal and accrued interest at any time (on not more than seven days notice). Notes acquired by a Fund may have maturities of more than one year, provided that: (1) the Fund is entitled to payment of principal and accrued interest upon not more than seven days notice, and (2) the interest rate on such notes is adjusted automatically at periodic intervals, which normally do not exceed 31 days but may extend up to one year. The notes are deemed to have a maturity equal to the longer of the period remaining to the next interest-rate adjustment or the demand notice period. Because these notes are direct lending arrangements between the lender and the borrower, the notes normally are not traded and have no secondary market, although the notes are redeemable and, thus, repayable at any time by the borrower at face value plus accrued interest. Accordingly, a Fund's right to redeem depends on the borrower's ability to pay interest on demand and repay principal. In connection with variable rate master demand notes, an adviser or subadviser considers, under standards established by the Board, earning power, cash flow and other liquidity ratios of a borrower and monitors the ability of a borrower to pay principal and interest on demand. These notes are not typically rated by credit rating agencies. Unless rated, a Fund will invest in them only if the investment adviser determines that the issuer meets the criteria established for commercial paper.

ZERO COUPON BONDS AND STEP-UP BONDS. Zero coupon bonds do not pay interest. They are sold at a substantial discount from face value. Additionally, zero coupon bonds give the issuer the flexibility of reduced cash interest expense for several years, and they give the purchaser the potential advantage of compounding the coupons at a higher rate than might otherwise be available.

Zero coupon bonds are very risky, however, for the investor. Because the cash flows from zero coupon bonds are deferred and because zero coupon bonds often represent subordinated debt, their prices are more volatile than most other bonds.

Step-up bonds are a variant of zero coupon bonds. Step-up bonds pay little or no initial interest rate for several years and then a higher rate until maturity. They are also issued at a discount from face value.

For tax purposes, a purchaser of zero coupon bonds owes income tax on the interest that has accrued each year, even though the Fund has received no cash. Certain federal tax law income and capital-gain distribution requirements may have an adverse effect on a Fund to the extent it invests in zero coupon bonds.

PAY-IN-KIND BONDS. Pay-in-kind bonds pay interest either in cash or in additional securities at the issuer's option for a specified period. Like zero coupon bonds, PIK bonds are designed to give the issuer flexibility in managing cash flow. Unlike zero coupon bonds, however, PIK bonds offer the investor the opportunity to sell the additional securities issued in lieu of interest and thus obtain current income on the original investment. Certain federal tax law income and capital gain distribution requirements may have an adverse effect on a Fund to the extent that it invests in PIK bonds.

RESET BONDS. The interest rate on reset bonds is adjusted periodically to a level that should allow the bonds to trade at a specified dollar level, generally par or $101. The rate can usually be raised, but the bonds have a low call premium, limiting the opportunity for capital gain. Some reset bonds have a maximum rate, generally 2.5% or 3% above the initial rate.

INCREASING RATE NOTES. Increasing rate notes ("IRNs") have interest rates that increase periodically (by 1/4% per quarter, for example). IRNs are generally used as a temporary financing instrument since the increasing rate is an incentive for the issuer to refinance with longer term debt.

EQUITY SECURITIES. By definition, equity securities include common and preferred stocks, convertible securities, and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.

STOCKS. Certain Funds expect to remain fully invested in common stocks to the extent practicable, and are therefore subject to the general risk of the stock market. The value of a Fund's shares can be expected to fluctuate in response to changes in market and economic conditions as well as the financial conditions and prospects of the issuers in which it invests. Certain Funds also may invest in stocks of smaller companies that may individually exhibit more price volatility than the broad market averages. Although equity securities have historically demonstrated long-term growth in value, their prices fluctuate based on changes in a company's financial condition and general economic conditions. This is especially true in the case of smaller companies. Moreover, Funds may invest in stocks of growth-oriented companies that intend to reinvest earnings rather than pay dividends. A Fund may make investments in stocks that may at times have limited market liquidity and whose purchase or sale would result in above average transaction costs. Another factor that would increase the fundamental risk of investing in smaller companies is the possible lack of publicly available information about the company, which may be due to their relatively short operating record as a public company.

Investing in medium capitalization stocks may involve greater risk than investing in large capitalization stocks, since they can be subject to more abrupt or erratic movements. However, they tend to involve less risk than stocks of small capitalization companies.

The nature of investing in emerging growth companies involves greater risk than is customarily associated with investments in more established companies. Emerging growth companies often have limited product lines, markets or financial resources, and they may be dependent on one-person management. In addition, there may be less research available on many promising small and medium sized emerging growth companies making it more difficult to find and analyze these companies. The securities of emerging growth companies may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general. Shares of a Fund, investing substantially in emerging growth companies, therefore, are subject to greater fluctuation in value than shares of a conservative equity portfolio or of a growth portfolio that invests entirely in proven growth stocks.

INTERESTS IN OTHER LIMITED LIABILITY ENTITIES. Limited partnerships, limited liability companies, business trusts and companies organized outside the United States may issue securities that are similar to common or preferred stock.

CONVERTIBLE SECURITIES (ALL PORTFOLIOS EXCEPT CONVERTIBLE SECURITIES PORTFOLIO). Convertible securities may include corporate notes or preferred stock but ordinarily are long-term debt obligations of an issuer that are convertible at a stated price or exchange rate into the issuer's common stock. Convertible securities have characteristics similar to both common stock and debt obligations. Although to a lesser degree than with debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock and, therefore, reacts to variations in the general stock market. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock.

As fixed-income securities, convertible securities are investments that provide a stable stream of income with generally higher yields than common stocks. Like all fixed-income securities, there can be no assurance of the current income because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential through the conversion feature for capital appreciation. There can be no assurance of capital appreciation because securities prices fluctuate.

Convertible securities generally are subordinated to other similar but not-convertible debt of the same issuer, although convertible securities enjoy seniority payment rights over all equity securities. Convertible preferred stock is senior to the issuer's common stock. Because of the subordination, however, convertible securities typically have lower ratings than similar non-convertible debt securities.

A synthetic convertible security is comprised of two distinct securities that together resemble convertible securities. Synthetic convertible securities combine non-convertible securities or preferred stock with warrants or stock call options giving the purchaser the right to acquire the issuer's common stock. The options that form a portion of the convertible security are listed on a securities exchange or on the National Association of Securities Dealers Automated Quotations Systems. The two components of a synthetic convertible security generally are not offered as a unit but may be purchased and sold by a Fund at different times. Synthetic convertible securities differ from convertible securities in that each component of a synthetic convertible security has a separate market value and responds differently from the other to market fluctuations. Investing in synthetic convertible securities involves the risks normally involved in holding the securities comprising the synthetic convertible security.

Certain funds may also participate in Private Investment in Public Entities ("PIPEs"). In a PIPE financing transaction, the Fund acquires restricted shares of a public company at a significant discount to the market price (typically ten to 20 percent) of its publicly-traded stock. The company then registers the resale of the restricted shares, allowing the Fund, as a PIPE investor to sell the shares into the public market. The two main types of PIPEs are traditional and structured. In a traditional PIPE, stock, either common or preferred, is issued at a set price to raise capital for the issuer, while a structured PIPE issues convertible debt (common or preferred shares).

CONVERTIBLE SECURITIES (CONVERTIBLE SECURITIES PORTFOLIO ONLY). Convertible Securities, hereby defined as equity securities and not subject to any rating requirements for fixed income securities contained herein, are corporate bonds, notes or preferred shares that are convertible or exchangeable at a stated price or rate into or for the common stock or other equity interest of the issuer. Convertible securities have characteristics similar to both common stock and debt obligations. Although to a lesser degree than with debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock and, therefore, reacts to variations in the general stock market. As the market price of the underlying common stock declines the convertible security tends to trade increasingly on a yield basis and thus may not depreciate to the same extent as the underlying common stock.

Convertible securities are investments that provide a generally more stable stream of income with higher yields than common stocks. However, there can be no assurance of the current income because the issuers of the convertible securities may default on their obligations.

Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential through the conversion feature for capital appreciation. There can be no assurance of capital appreciation because securities prices fluctuate. Convertible securities generally are subordinated to other similar but non-convertible debt of the same issuer, although convertible bonds enjoy seniority payment rights over all equity securities. Convertible preferred stock is senior to the issuer's common stock. Because of the conversion feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

A synthetic convertible security is comprised of two or more distinct securities that together attempt to replicate the characteristics of a convertible security. Synthetic convertible securities combine non-convertible bonds or preferred stock with common stock, warrants or stock call options. The options that form a portion of the synthetic convertible are listed on a securities exchange or on the National Association of Securities Dealers Automated Quotation Systems. The components of a synthetic convertible generally are not offered as a unit but may be purchased and sold by the Fund at different times. Synthetic convertible securities differ from convertible securities in that each component of a synthetic convertible security has a separate market value and responds differently from the others to market fluctuations. Investing in synthetic convertible securities involves the risks normally involved in holding the securities comprising the synthetic convertible security.

Certain Funds may invest in debt obligations which involve equity features such as warrants for the acquisition of common stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

DEBT SECURITIES. Debt securities held by a Fund may be subject to several types of investment risk, including market or interest rate risk, which relates to the change in market value caused by fluctuations in prevailing interest rates and credit risk, which relates to the ability of the issuer to make timely interest payments and to repay the principal upon maturity. Call or income risk relates to corporate bonds during periods of falling interest rates, and involves the possibility that securities with high interest rates will be prepaid or "called" by the issuer prior to maturity. Investment-grade debt securities are generally regarded as having adequate capacity to pay interest and repay principal, but may have speculative characteristics. Below-investment-grade debt securities (sometimes referred to as "high-yield/high-risk" or "junk" bonds) have greater speculative characteristics. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The yield on debt instruments over a period of time should reflect prevailing interest rates, which depend on a number of factors, including government action in the capital markets, government fiscal and monetary policy, needs of businesses for capital goods for expansion, and investor expectations as to future inflation. The yield on a particular debt instrument is also affected by the risk that the issuer will be unable to pay principal and interest.

Certain Funds may invest in corporate debt obligations that may be rated below the three highest rating categories of a nationally recognized statistical rating organization (AAA, AA, or A for S&P and AAA, AA, or A for Moody's) (see the Appendix for more information) or, if unrated, of comparable quality and may have speculative characteristics or be speculative. There is no minimum acceptable rating for a security to be purchased or held by certain Funds, and a Fund may, from time to time, purchase or hold securities rated in the lowest rating category and may include bonds in default. Credit ratings evaluate the safety of the principal and interest payments but not the market value of high yield bonds. Further, the value of such bonds is likely to fluctuate over time.

Lower-rated bonds usually offer higher yields with greater risks than higher-rated bonds. Lower-rated bonds have more risk associated with them that the issuer of such bonds will default on principal and interest payments. This is because of reduced creditworthiness and increased risk of default. Lower-rated securities generally tend to reflect short-term corporate and market developments to a greater extent than higher-rated securities that react primarily to fluctuations in the general level of interest rates. Short-term corporate and market developments affecting the price or liquidity of lower-rated securities could include adverse news affecting major issuers, underwriters, or dealers of lower-rated corporate debt obligations. In addition, since there are fewer investors in lower-rated securities, it may be harder to sell the securities at an optimum time.

As a result of these factors, lower-rated securities tend to have more price volatility and carry more risk to principal and income than higher-rated securities.

An economic downturn may adversely affect the value of some lower-rated bonds. Such a downturn may especially affect highly leveraged companies or companies in cyclically sensitive industries, where deterioration in a company's cash flow may impair its ability to meet its obligations to pay principal and interest to bondholders in a timely fashion. From time to time, as a result of changing conditions, issuers of lower-rated bonds may seek or may be required to restructure the terms and conditions of securities they have issued. As a result of the restructuring, holders of lower-rated securities may receive less principal and interest than they had expected at the time such bonds were purchased. In the event of a restructuring, a Fund may bear additional legal or administrative expenses in order to maximize recovery from an issuer. Additionally, an increase in interest rates may also adversely impact the value of high yield bonds.

The secondary trading market for lower rated bonds is generally less liquid than the secondary trading market for higher-rated bonds. Adverse publicity and the perception of investors relating to issuers, underwriters, dealers or underlying business conditions, whether or not warranted by fundamental analysis, may affect the price or liquidity of lower-rated bonds. On occasion, therefore, it may become difficult to price or dispose of a particular security in the portfolio.

A Fund may own zero coupon bonds and pay-in-kind securities. A zero coupon bond makes no periodic interest payments and the entire obligation becomes due only upon maturity. Pay-in-kind securities make periodic payments in the form of additional securities as opposed to cash. The price of zero coupon bonds and pay-in-kind securities is generally more sensitive to fluctuations in interest rates than are conventional bonds. Additionally, federal tax law requires that interest on zero coupon bonds be reported as income to the Fund even though it receives no cash interest until the maturity or payment date of such securities.

Many corporate debt obligations, including many lower rated bonds, permit the issuers to call the security and therefore redeem their obligations earlier than the stated maturity dates. Issuers are more likely to call bonds during periods of declining interest rates. In these cases, if a Fund owns a bond that is called, the Fund will receive its return of principal earlier than expected and would likely be required to reinvest the proceeds at a lower interest rate, thus reducing income to the Fund.

EVALUATING THE RISKS OF LOWER-RATED SECURITIES. A Fund's adviser or subadviser will follow certain steps to evaluate the risks associated with investing in lower-rated securities. These techniques may include:

     CREDIT RESEARCH. The adviser or subadviser performs its own credit analysis in addition to using nationally recognized statistical rating organizations and other sources, including discussions with the issuer's management, the judgment of other investment analysts, and its own informed judgment. The credit analysis will consider the issuer's financial soundness, its responsiveness to changes in interest rates and business conditions, and its anticipated cash flow, interest or dividend

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     coverage and earnings. In evaluating an issuer, the adviser or subadviser places special emphasis on the estimated current value of the issuer's assets rather than historical costs.

     DIVERSIFICATION. A Fund generally invests in securities of many different issuers, industries, and economic sectors to reduce portfolio risk.

     ECONOMIC ANALYSIS. The adviser or subadviser will also analyze current developments and trends in the economy and in the financial markets. When investing in lower-rated securities, timing and selection are critical and analysis of the business cycle can be important.

Achievement by a Fund investing in these bonds of its investment objective may be more dependent on the credit analysis of the bonds than would be the case if the Fund invested exclusively in higher-rated bonds.

EXCHANGE-TRADED FINANCIAL FUTURES. Certain Funds may use exchange-traded financial futures contracts consisting of stock index futures contracts and futures contracts on debt securities ("interest rate futures") as a hedge to protect against changes in stock prices or interest rates. A stock index futures contract is a contractual obligation to take or make delivery of an amount of cash based on the difference in the value of a specified index of stock at a future date from its value when the contract was written. Similarly, an interest rate futures contract provides for the future sale and purchase of a specified amount of a particular debt security at a specified price and date.

A Fund will not purchase or sell futures contracts for which the aggregate initial margin exceeds 5% of the fair market value of its assets, after taking into account unrealized profits and losses on any such contracts which it has entered into. When a futures contract is purchased, the Portfolio will set aside an amount of cash and cash equivalents equal to the total market value of the futures contract, less the amount of the initial margin. At no time will the Portfolio's investments in such futures be used for speculative purposes.

All financial futures contracts will be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC"). To ensure that its futures transactions meet CFTC standards, the Portfolio will enter into futures contracts for hedging purposes only (i.e., for the purposes or with the intent specified in CFTC regulations and interpretations, subject to the requirements of the Securities and Exchange Commission).

Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but instead are liquidated through offsetting transactions that may result in a gain or a loss. A clearing organization associated with the relevant exchange assumes responsibility for closing out transactions and guarantees that, as between the clearing members of the exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

When futures contracts are entered into by a Fund, either as the purchaser or the seller of such contracts, the Fund is required to deposit with its custodian in a segregated account in the name of the futures commission merchant ("FCM") an initial margin of cash or U.S. Treasury bills equaling as much as 5% to 10% or more of the contract settlement price. The nature of initial margin requirements in futures transactions differs from traditional margin payments made in securities transactions in that initial margins for futures contracts do not involve the borrowing of funds by the customer to finance the transaction. Instead, a customer's initial margin on a futures contract represents a good faith deposit securing the customer's contractual obligations under the futures contract. The initial margin deposit is returned, assuming these obligations have been met, when the futures contract is terminated. In addition, subsequent payments to and from the FCM, called "variation margin," are made on a daily basis as the price of the underlying security or stock index fluctuates reflecting the change in value in the long (purchase) or short (sale) positions in the financial futures contract, a process known as "marking to market."

Futures contracts generally are not entered into to acquire the underlying asset and generally are not held to maturity. Prior to the contract settlement date, a Fund will normally close all futures positions by entering into an offsetting transaction which operates to cancel the position held, and which usually results in a profit or loss.

STOCK INDEX FUTURES CONTRACTS. Certain Funds may purchase and sell stock index futures contracts. Stock index futures contracts bind purchaser and seller to deliver, at a future date specified in the contract, a cash amount equal to a multiple of the difference between the value of a specified stock index on that date and the settlement price specified by the contract. That is, the seller of the futures contract must pay and the purchaser would receive a multiple of any excess of the value of the index over the settlement price, and conversely, the purchaser must pay and the seller would receive a multiple of any excess of the settlement price over the value of the index. A public market currently exists for stock index futures contracts based on the S&P 500 Index, the New York Stock Exchange Composite Index, the Value Line Stock Index, and the Major Market Index. It is expected that financial instruments related to broad-based indices, in addition to those for which futures contracts are currently traded, will in the future be the subject of publicly traded futures contracts. A Fund may purchase and sell stock index futures contracts on its benchmark index or similar index.

OPTIONS ON STOCK INDEX FUTURES CONTRACTS. Certain Funds also may purchase call and put options and write covered call and put options on stock index futures contracts of the type into which the particular Fund is authorized to enter. Covered put and call options on futures contracts will be covered in the same manner as covered options on securities and securities indices. The Funds may invest in such options for the purpose of closing out a futures position that has become illiquid.

Options on futures contracts are traded on exchanges that are licensed and regulated by the CFTC. A call option on a futures contract gives the purchaser the right in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price, at any time before the option expires.

Unlike entering into a futures contract itself, purchasing options on futures contracts allows a buyer to decline to exercise the option, thereby avoiding any loss beyond forgoing the purchase price (or "premium") paid for the options. Whether, in order to achieve a particular objective, the Fund enters into a stock index futures contract, on the one hand, or an option contract on a stock index futures contract, on the other, will depend on all the circumstances, including the relative costs, liquidity, availability and capital requirements of such futures and options contracts. Each Fund will consider the relative risks involved, which may be quite different. These factors, among others, will be considered in light of market conditions and the particular objective to be achieved.

CERTAIN ADDITIONAL RISKS OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. In addition to the risks described in the Prospectus, the use of futures contracts and options on such futures contracts may entail the following risks. First, although such instruments when used by a Fund are intended to correlate with the Fund's portfolio securities, in many cases a stock index futures contract or option on such a futures contract used may be based on a stock index the components of which are not identical to the portfolio securities owned or intended to be acquired by the Fund. Second, due to supply and demand imbalances and other market factors, the price movements of futures contracts and options thereon may not necessarily correspond exactly to the price movements of the securities and indices on which such instruments are based. Accordingly, there is a risk that a Fund's transactions in those instruments will not in fact offset the impact on the Fund of adverse market developments in the manner or to the extent contemplated or that such transactions will result in losses to the Fund which are not offset by gains with respect to corresponding portfolio securities owned or to be purchased by that Fund.

To some extent, careful management of these strategies can minimize these risks. For example, where price movements in a futures contract are expected to be less volatile than price movements in the related portfolio securities owned or intended to be acquired by a Fund, it may, in order to compensate for this difference, use an amount of futures contracts which is greater than the amount of such portfolio securities. Similarly, where the price movement of a futures contract is anticipated to be more volatile, a Fund may use an amount of such contracts which is smaller than the amount of portfolio securities to which such contracts relate.

The risk that the hedging technique used will not actually or entirely offset an adverse change in the value of a Fund's securities is particularly relevant to futures contracts. A Fund, in entering into a futures purchase contract, potentially could lose any or all of the contract's settlement price. In addition, because stock index futures contracts require delivery at a future date of an amount of cash equal to a multiple of the difference between the value of a specified stock index on that date and the settlement price, an algebraic relationship exists between any price movement in the underlying index and the potential cost of settlement to a Fund. A small increase or decrease in the value of the underlying index can, therefore, result in a much greater increase or decrease in the cost to the Fund. Although the Funds intend to establish positions in futures contracts only when there appears to be an active market, there is no assurance that a liquid market for such instruments will exist when they seek to "close out" (i.e., terminate) a particular futures contract position. Trading in such instruments could be interrupted, for example, because of a lack of either buyers or sellers. In addition, the futures exchanges may suspend trading after the price of such instruments has risen or fallen more than the maximum amount specified by the exchange. A Fund may be able, by adjusting investment strategy in the cash or other contract markets, to offset to some extent any adverse effects of being unable to liquidate a futures position. Nevertheless, in some cases, a Fund may experience losses as a result of such inability. Therefore it may have to liquidate other more advantageous investments to meet its cash needs.

In addition, FCMs or brokers in certain circumstances will have access to the Funds' assets posted as margin in connection with these transactions as permitted under the 1940 Act. The Funds will use only FCMs or brokers in whose reliability and financial soundness they have full confidence and have adopted certain other procedures and limitations to reduce the risk of loss with respect to any assets which brokers hold or to which they may have access. Nevertheless, in the event of a broker's insolvency or bankruptcy, it is possible that a Fund could experience a delay or incur costs in recovering such assets or might recover less than the full amount due. Also the value of such assets could decline by the time the Fund could effect such recovery.

The success of these techniques depends, among other things, on the adviser's or subadviser's ability to predict the direction and volatility of price movements in the futures markets as well as the securities markets and on its ability to select the proper type, time, and duration of futures contracts. There can be no assurance that these techniques will produce their intended results. In any event, the adviser or subadviser will use futures contracts and options thereon only when it believes the overall does not increase the risks to which a Fund is exposed. These transactions also, of course, may be more, rather than less, favorable to a Fund than originally anticipated.

BUYING PUT AND CALL OPTIONS. Certain Funds may purchase put options on securities held, or on futures contracts whose price volatility is expected to closely match that of securities held, as a defensive measure to preserve shareholders' capital when market conditions warrant. A Fund may purchase call options on specific securities, or on futures contracts whose price volatility is expected to closely match that of securities eligible for purchase by the Fund, in anticipation of or as a substitute for the purchase of the securities themselves. These options may be listed on a national exchange or executed in the "over-the-counter" market with a broker-dealer as the counterparty. While the investment adviser anticipates that the majority of option purchases and sales will be executed on a national exchange, put or call options on specific securities or for non-standard terms are likely to be executed directly with a broker-dealer when it is advantageous to do so. Option contracts will be short-term in nature, generally less than nine months in duration.

A Fund pays a premium in exchange for the right to purchase (call) or sell (put) a security or futures contract at a specified price (the strike price) on or before the expiration date of the option contract. In either case, the Fund's risk is limited to the amount of the option premium paid.

A Fund may sell put and call options prior to their expiration and, thereby, realize a gain or loss. A call option expires worthless if the price of the related security is below the contract strike price at the time of expiration; a put option expires worthless if the price of the related security is above the contract strike price at the time of expiration.

A Fund uses put and call options for hedging purposes only. The adviser or subadviser identifies liquid securities sufficient to fulfill the call option delivery obligation, and these securities are segregated in an account. Similarly, the adviser or subadviser identifies deliverable securities sufficient to fulfill the put option obligation, which also are segregated. In the case of put options on futures contracts, the adviser or subadviser identifies portfolio securities whose price volatility is expected to match that of the underlying futures contract, and these securities are segregated.

WRITING COVERED CALL OPTIONS. Certain Funds may write or sell covered call options. Certain Funds may also purchase index or individual equity call options as an alternative to holding stocks or stock index futures or as a defensive measure. By writing a call option, a Fund becomes obligated during the term of the option to deliver the securities underlying the option upon payment of the exercise price.

The Funds may only write "covered" options. This means that as long as a Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option, or, in the case of call options on U.S. Treasury bills, the Fund might own substantially similar U.S. Treasury bills.

Writing call options permits a Fund to obtain, through a receipt of premiums, a greater current return than would be realized on the underlying securities alone. The Fund receives a premium from writing a call option that it retains whether or not the option is exercised. By writing a call option, a Fund might lose the potential for gain on the underlying security while the option is open.

Options on some securities are relatively new, and it is impossible to predict the amount of trading interest that will exist in such options. There can be no assurance that viable markets will develop or continue. The failure of such markets to develop or continue could impair a Fund's ability to use such options to achieve its investment objectives.

WRITING COVERED PUT OPTIONS. Certain Funds may write put options that give the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. The Fund will receive a premium for writing a put option, which increases the Fund's return. The Fund will write only covered put options, which means that so long as the Fund is obligated as the writer of the option it will have placed and maintained cash, U.S. government securities or other liquid securities with a value equal to or greater than the exercise price of the underlying securities. By writing a put, the Fund will be obligated to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise for as long as the option is outstanding. The Fund may engage in closing transactions to terminate put options that it has written.

SECURITIES INDEX OPTIONS

In seeking to hedge all or a portion of its investments, a Fund may purchase put and call options and may write covered call options on securities indices listed on U.S. or foreign securities exchanges or traded in the over-the-counter market, which indices include securities held in the Fund's portfolio. Some of the Funds may also use securities index options as a means of participating in a securities market without making direct purchases of securities.

A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index. Options on securities indices are generally similar to options on specific securities. Unlike options on securities, however, options on securities indices do not involve the delivery of an underlying security; the option in the case of an option on a securities index represents the holder's right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a call) or is less than (in the case of a put) the closing value of the underlying securities index on the exercise date. A Fund may purchase and write options on securities indices that are traded on a U.S. exchange or board of trade or a foreign exchange, to the extent permitted under rules and interpretations of the CFTC, as a hedge against changes in market conditions and interest rates, and for duration management, and may enter into closing transactions with respect to those options to terminate existing positions. Securities index options may be based on a broad or narrow market index or on an industry or market segment.

The effectiveness of purchasing or writing securities index options as a hedging technique will depend upon the extent to which price movements in the portion of a securities portfolio being hedged correlate with price movements of the securities index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether a Fund realizes a gain or loss from the purchase or writing of options on an index depends upon movements in the level of prices in the market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular security. As a result, successful use by a Fund of options on securities indices is subject to an adviser's ability to predict correctly movements in the direction of the market generally or of a particular industry. This ability contemplates different skills and techniques from those used in predicting changes in the price of individual securities.

Securities index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded. The ability of a Fund to engage in closing purchase transactions with respect to securities index options depends on the existence of a liquid secondary market. No such secondary market may exist, or the market may cease to exist at some future date, for some options. No assurance can be given that a closing purchase transaction can be effected when an adviser desires that a Fund engage in such a transaction.

YIELD CURVE OPTIONS. Certain Funds may enter into options on the "spread," or yield differential, between two fixed income securities, in transactions referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

Yield curve options may be used for the same purposes as other options on securities. Specifically, the Fund may purchase or write such options for hedging purposes. For example, the Fund may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The Fund may also purchase or write yield curve options for other than hedging purposes (I.E., in an effort to increase its current income) if, in the judgment of management, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent that was not anticipated. Yield curve options written by the Fund will be "covered." A call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and maintains in a segregated account with its custodian cash or cash equivalents sufficient to cover the Fund's net liability under the two options. Therefore, the Fund's liability for such a covered option is generally limited to the difference between the amount of the Fund's liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter and, because they have been only recently introduced, established trading markets for these securities have not yet developed.

SWAPS. Swaps are contracts in which counterparties agree to pay each other the returns derived from underlying assets with differing characteristics. Swaps generally do not involve the delivery of the underlying assets by the counterparties and the counterparties might not own the underlying assets. The payments are usually made on a net basis, which means that on any given day, a Fund would receive or pay only the amount by which its payments under the agreement is less than or exceeds the amount of the counterparty's payments. Swaps are used to hedge a risk or obtain more desirable financing terms, and they can be used to profit from correctly anticipating rate and price movements. They are sophisticated instruments that take many forms and are known by a number of names. Types of SWAPS that certain Funds may invest in include:

Interest Rate SWAPS: are contracts in which one party agrees to make regular payments equal to a fixed or floating interest rate times a stated principal amount of fixed income securities, in return for payments equal to a different fixed or floating rate times the same principal amount. For example, a $10 million LIBOR swap would require one party to pay the equivalent of the London Interbank Offer Rate of Interest (which fluctuates) on a $10 million principal amount in exchange for the right to receive the equivalent of a stated fixed rate of interest on a $10 million principal amount.

CAPS or FLOORS: are contracts in which one party agrees to make payments only if an interest rate or index goes above (CAP) or below (FLOOR) a certain level in return for a fee from the other party.

Credit Default SWAPS: where the seller of the SWAP is required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party on the debt obligation. In return, the seller receives from the counterparty a periodic stream of payments over the term of the contract provided that no default event has occurred. If no default occurs, the seller keeps the stream of payments and would have no payment obligations. A fund that is a seller of such SWAPS is subject to investment exposure on the notional amount of the SWAP. A fund that is a buyer of such SWAPS is subject to credit risk - that the issuer may default or that the seller may not satisfy its payment obligations.

Total Rate of Return SWAPS: are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset.

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CREDIT LINKED NOTES. A credit linked note ("CLN") is an instrument in which a special purpose entity (the "Note Issuer") issues a structured note that is intended to replicate a corporate bond or a portfolio of corporate bonds. The purchaser of the CLN invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to that of a highly rated asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of an identified bond (the "Reference Bond"). Upon maturity of the CLN, the purchaser will receive a payment equal to (1) the original par amount paid to the Note Issuer, if there was neither a default on the Reference Bond nor a restructuring of the issuer of the Reference Bond, or (2) the value of the Reference Bond, if there has been such a default or restructuring. Depending on the terms of the CLN, it is also possible that the purchaser may be required to take physical delivery of the Reference Bond in the event of a default or restructuring. In addition to being subject to the risks relating to the Reference Bond, the purchaser of a CLN may be subject to the credit risk of the Note Issuer. In addition, there may not be a secondary market for the CLN even though such a market exists for the Reference Board.

FOREIGN AND EMERGING MARKETS SECURITIES. Certain Funds may invest in foreign and/or emerging markets securities. These securities may include U.S. dollar-denominated securities and debt securities of foreign governments (including provinces and municipalities) or their agencies or instrumentalities, securities issued or guaranteed by international organizations designated or supported by multiple governments or entities to promote economic reconstruction or development, and securities of foreign corporations and financial institutions.

Certain Funds may invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), and similar instruments providing for indirect investment in securities of foreign issuers. Due to the absence of established securities markets in certain foreign countries and restrictions in certain countries on direct investment by foreign entities, a Fund may invest in certain issuers through the purchase of sponsored and unsponsored ADRs or other similar securities, such as American Depositary Shares, Global Depositary Shares of International Depositary Receipts. ADRs are receipts typically issued by U.S. banks evidencing ownership of the underlying securities into which they are convertible. These securities may or may not be denominated in the same currency as the underlying securities. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of unsponsored ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depository of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights.

Certain Funds may invest in Brady Bonds, which are debt restructurings that provide for the exchange of cash and loans for newly issued bonds. Brady Bonds have been issued by the governments of Albania, Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Ivory Coast, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, Philippines, Poland, Slovenia, Uruguay, Venezuela and Vietnam and are expected to be issued by other emerging market countries. Investors should recognize that Brady Bonds do not have a long payment history. In addition, Brady Bonds are often rated below investment grade. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the secondary market for Latin American debt. The Salomon Brothers Brady Bond Index provides a benchmark that can be used to compare returns of emerging market Brady Bonds with returns in other bond markets, E.G., the U.S. bond market.

A Fund may invest in either collateralized or uncollateralized Brady Bonds. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.

Subject to their fundamental investment restrictions, certain funds may invest in yen-denominated bonds sold in Japan by non-Japanese issuers ("Samurai bonds"), and may invest in dollar-denominated bonds sold in the United States by non-U.S. issuers ("Yankee bonds"). It is the policy of the funds to invest in Samurai or Yankee bond issues only after taking into account considerations of quality and liquidity, as well as yield.

Subject to any limit on a Fund's investments in foreign securities, there may be no limit on the amount of assets that may be invested in securities of issuers domiciled in a single country or market. To the extent that a

Fund's assets are invested substantially in a single country or market, the Fund is more susceptible to the risks of investing in that country or market than it would be if its assets were geographically more diversified.

Investments in foreign securities may offer a Fund an opportunity to pursue the performance potential of an overseas market. Such securities, however, also entail risks in addition to the risks of U.S. securities. Foreign governments may nationalize or expropriate assets or impose confiscatory taxes on an investment. Civil wars or other political or financial instability or diplomatic developments may affect the value of a Fund's foreign investments. Foreign countries may impose currency exchange controls, foreign withholding taxes, or other factors that may affect the value of an investment. Movement in foreign currency exchange rates against the U.S. dollar may result in significant changes in the value of overseas investments. Generally, if the U.S. dollar weakens, the value of the foreign investment in U.S. dollars increases. Conversely, when the U.S. dollar strengthens, the value of the foreign investment in U.S. dollars decreases.

There is generally less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers generally are not subject to accounting, auditing and financial reporting practices comparable with U.S. practices. Some foreign securities or markets are more thinly traded and, as a result, foreign securities may be less liquid and more volatile than U.S. securities. Foreign settlement procedures and trade regulations may involve risks and expenses not present in U.S. settlements.

The risks of investing in foreign securities may be intensified in the case of investment in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than comparable domestic securities. Investment in emerging markets may be subject to delays in settlements, resulting in periods when a portion of a Fund's assets is uninvested and no return is earned thereon. Certain markets may require payment for securities before delivery, and in such markets the Portfolio bears the risk that the securities will not be delivered and that the payment will not be returned.

In addition, many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries. In many cases, emerging market countries are among the world's largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. In recent years, the governments of some of these countries have encountered difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness.

Foreign securities transactions also include generally higher commission rates and the risks of adverse changes in investment or exchange control regulations, political instability that could affect U.S. investments in foreign countries, and potential restrictions on the flow of international capital.

Additionally, dividends payable on foreign securities may be subject to foreign taxes withheld prior to distribution. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

FOREIGN CURRENCY CONTRACTS. A forward contract is an agreement between two parties where one party is obligated to deliver a stated amount of a particular asset at a specified future time, and the other party is obligated to pay a specified amount for the assets at the time of delivery. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties to the contract. The contracting parties may agree to offset or terminate the contract before its maturity or may hold the contract to maturity and complete the contemplated exchange. Futures contracts on foreign currencies are similar to forward contracts except that they are traded on exchanges and have standardized terms.

The following discussion summarizes the Funds' principal uses of foreign currency futures contracts ("currency contracts"). A Fund may enter into currency contracts with stated contract values of up to the value of the Fund's total net assets. A currency contract is an obligation to buy (sell) an amount of a specified currency for an agreed price, which may be in U.S. dollars or a foreign currency. In the normal course of business, a Fund exchanges foreign currencies for U.S. dollars and for other foreign currencies; it may buy and sell currencies through currency contracts in order to fix a price for securities it has agreed to buy or sell ("transaction hedge"). A Fund also may engage in a "position hedge" whereby it hedges some or all of its investments denominated in a foreign currency (or exposed to foreign currency fluctuations) against a decline in the value of the foreign currency relative to the U.S. dollar by entering into currency contracts to sell an amount of that currency approximating the value of some or all of its portfolio securities denominated in or exposed to that currency. A Fund also may engage in position hedging with a "proxy" currency (one whose performance is expected to replicate or exceed the performance of the foreign currency relative to the U.S. dollar). A Fund also may enter into an "anticipatory" position hedge with respect to a currency when the Fund is considering the purchase or sale of investments denominated in or exposed to that currency. In any of these circumstances, the Fund may enter into a "cross hedge" whereby it uses a currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio manager believes there is a reasonable degree of correlation between movements in the two currencies.

These types of hedging can minimize the effect of currency appreciation as well as depreciation but do not eliminate fluctuations in the underlying U.S.-dollar value of the proceeds of or rates of return on the Fund's foreign securities. It is difficult to match precisely the increase in value of a currency contract to the decline in the U.S.-dollar value of the foreign asset that is the subject of the hedge. Shifting a Fund's currency exposure from one foreign currency to another removes the Fund's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to the Fund if the portfolio manager's projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may result in losses if the currency used to hedge does not perform in a similar manner to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts.

A Fund will cover outstanding currency contracts by maintaining liquid portfolio securities denominated in, or whose value is tied to, the currency underlying the contract or the currency being hedged. To the extent that a Fund is unable to cover its currency contract positions with such securities, the Fund's custodian will segregate cash or other liquid assets having a value equal to the aggregate amount of the Fund's foreign contracts' commitments with respect to position hedges, cross-hedges and anticipatory hedges. If the value of the securities used to cover a position or the value of segregated assets declines, the Fund will find alternative cover or segregate additional cash or liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of the Fund's commitments with respect to such contracts. As an alternative to segregating assets, a Fund may buy call options permitting the Fund to buy the amount of foreign currency subject to a currency buy contract.

While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, a Fund's ability to utilize forward contracts may be restricted. In addition, a Fund may not always be able to enter into currency contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets.

OPTIONS ON FOREIGN CURRENCIES. As with other kinds of options transactions, the writing of an option contract on foreign currency will constitute only a partial hedge, up to the amount of the premium received. A Fund could be required to sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

ILLIQUID SECURITIES. Certain Funds may make investments in illiquid securities in an amount not exceeding 15% of the Fund's net assets. Illiquid securities are those that are not readily marketable within seven days in the ordinary course of business and may include restricted securities that may not be publicly sold without registration under the Securities Act of 1933 (the "1933 Act") and Rule 144A securities. In most instances restricted securities are traded at a discount from the market value of unrestricted securities of the same issuer until the restriction is eliminated. If a Fund sells such portfolio securities, it may be deemed an underwriter, as such term is defined in the 1933 Act, with respect to those sales, and registration of such securities under the 1933 Act may be required. The Funds will not bear the expense of such registration. In determining securities subject to the percentage limitation, a Fund will include, in addition to restricted securities, repurchase agreements maturing in more than seven days and other securities not having readily available market quotations, including options traded over-the-counter, certain mortgage related securities and other securities subject to restrictions on resale.

RULE 144A SECURITIES. Rule 144A securities are not registered under the 1933 Act, but may be purchased or sold without registration by certain institutional investors, therefore, their purchase is subject to a Fund's limitation on the purchase of illiquid securities, unless the adviser under guidelines approved by the Board determines on an ongoing basis that an adequate trading market exists for the securities. If qualified institutional buyers become uninterested for a time in purchasing Rule 144A securities held by a Fund, the Fund's level of illiquidity could increase. The Board has established standards and procedures for determining the liquidity of Rule 144A securities and periodically monitors the adviser's implementation of the standards and procedures. The ability to sell to qualified institutional buyers under Rule 144A has developed in recent years, and the adviser cannot predict how this market will develop.

"DOLLAR ROLL" TRANSACTIONS. Certain Funds may enter into "dollar roll" transactions pursuant to which the Fund sells fixed income or mortgage backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (I.E., same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the securities. The Fund is compensated for the lost interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A Fund may also be compensated by receipt of a commitment fee.

Since a Fund will receive interest on the securities in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities must satisfy the quality requirements of the Fund and will mature on or before the settlement date on the transaction, management believes that such transactions do not present the risks to the Funds that are associated with other types of leverage. Dollar roll transactions are considered borrowings by the Funds and will be subject to each Fund's overall borrowing limitation. Dollar roll transactions are considered speculative.

Dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. At the time that the Fund enters into a dollar roll transaction, it will place in a segregated account cash or other liquid securities having a value equal to the repurchase price and will subsequently monitor the account to ensure that its value is maintained.

LOANS OF SECURITIES TO BROKER DEALERS. The Fund may lend securities to brokers and dealers pursuant to agreements requiring that the loans be continuously secured by cash, liquid securities, or any combination of cash and liquid securities, as collateral equal at all times in value to at least 102% (100% for Pioneer Fund Portfolio) of the market value of the securities loaned. The Fund will not loan securities if, after a loan, the aggregate of all outstanding securities loans exceeds one third of the value of the Fund's total assets taken at their current market value. The Fund continues to receive interest or dividends on the securities loaned and simultaneously earns interest on the investment of any cash loan collateral in U.S. Treasury notes, certificates of deposit, other high grade, short-term obligations or interest-bearing cash equivalents. Although voting rights attendant to securities loaned pass to the borrower, such loans may be called at any time and will be called so that the Fund may vote the securities if, in the opinion of the investment adviser, a material event affecting the investment would occur. There may be risks of delay in receiving additional collateral, in recovering the securities loaned, or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans may be made only to borrowers deemed to be of good standing, under standards approved by the Board of Trustees ("Board"), when the income to be earned from the loan justifies the risks.

REPURCHASE AGREEMENTS. Each Fund may invest from time to time in repurchase agreements with approved counterparties. Approved counterparties are limited to national banks or broker-dealers on the Federal Reserve Bank of New York's list of primary reporting dealers, in each case meeting the investment adviser's credit quality standards as presenting minimal risk of default. All repurchase transactions must be collateralized by U.S. government securities with market value no less than 102% (100% for Pioneer Fund Portfolio) of the amount of the transaction, including accrued interest. Repurchase transactions generally mature the next business day but, in the event of a transaction of longer maturity, collateral will be marked-to-market daily and, when required, the counterparty will provide additional cash or qualifying collateral.

In executing a repurchase agreement, the Fund purchases eligible securities subject to the counterparty's agreement to repurchase them on a mutually agreed upon date and at a mutually agreed upon price. The purchase and resale prices are negotiated with the counterparty on the basis of current short-term interest rates, which may be more or less than the rate on the securities collateralizing the transaction. The Fund will engage in repurchase agreements only where it takes physical delivery or, in the case of "book-entry" securities, the security is segregated in the counterparty's account at the Federal Reserve for the benefit of the Fund, to perfect the Fund's claim to the collateral for the term of the repurchase agreement in the event the counterparty fails to fulfill its obligation.

As the securities collateralizing a repurchase transaction are generally of longer maturity than the term of the transaction, in the event of default by the counterparty on its obligation, the Fund would bear the risks of delay, adverse market fluctuation and any transaction costs in disposing of the collateral.

REVERSE REPURCHASE AGREEMENTS: A reverse repurchase agreement transaction is similar to borrowing cash. In a reverse repurchase agreement, a Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash and agrees on a stipulated date in the future to repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable a Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

The Funds will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory to the adviser or subadviser. Such transactions may increase fluctuations in a Fund's yield or in the market value of its assets.

When effecting reverse repurchase agreements, liquid assets of a Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and are maintained until the transaction is settled. During the period any reverse repurchase agreements are outstanding, but only to the extent necessary to assure completion of the reverse repurchase agreements, a Fund may restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements.

TEMPORARY INVESTMENTS. Permissible temporary investments for defensive or cash management purposes may include U.S. government securities and money market instruments, including instruments of banks that are members of the Federal Deposit Insurance Corporation with assets of at least $1 billion, such as certificates of deposit, demand and time deposits, and bankers' acceptances; prime commercial paper, including master demand notes; and repurchase agreements secured by U.S. government securities.

TEMPORARY BANK BORROWING: Certain Funds may borrow from banks for temporary purposes, including the meeting of redemption requests which might require the untimely disposition of securities.

LETTERS OF CREDIT: Certain Funds may also engage in trades of municipal obligations, certificates of participation therein, commercial paper and other short-term obligations that are backed by irrevocable letters of credit issued by banks which assume the obligation for payment of principal and interest in the event of default by an issuer. Only banks the securities of which, in the opinion of the Investment Subadviser, are of investment quality comparable to other permitted investments of the Funds may be used for letter of credit-backed investment.

INVESTMENT IN UNSEASONED COMPANIES: Certain Funds may also invest Fund assets in securities of companies that have operated for less than three years, including the operations of predecessors. Except for Equity Income and Large Cap, the Funds have undertaken that they will not make investments that will result in more than 5% of total assets being invested in the securities of newly formed companies and equity securities that are not readily marketable. Investing in securities of unseasoned companies may, under certain circumstances, involve greater risk than is customarily associated with investment in more established companies.

REAL ESTATE-RELATED INSTRUMENTS: Some Funds may engage in the purchase and sale of real estate related instruments including real estate investment trusts, commercial and residential mortgage-backed securities, and real estate financings. Real estate-related instruments are sensitive to factors such as real estate values and property taxes, interest rates, cash flow of underlying real estate assets, over building and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.

CORPORATE ASSET-BACKED SECURITIES: Corporate asset-backed securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card or automobile loan receivables, representing the obligations of a number of different parties. Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral.

ASSET-BACKED MORTGAGE SECURITIES: Securities of this type include interests in pools of lower-rated debt securities, or consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of the issuers, and the creditworthiness of the parties involved. Some securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk.

LOAN PARTICIPATIONS AND OTHER DIRECT INDEBTEDNESS: By purchasing a loan participation, a Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase.

Some Funds may also purchase other direct indebtedness such as trade or other claims against companies, which generally represent money owed by the company to a supplier of goods and services. These claims may also be purchased at a time when the company is in default. Certain of the loan participations and other direct indebtedness acquired by these Funds may involve revolving credit facilities or other standby financing commitments which obligate the Funds to pay additional cash on a certain date or on demand.

The highly leveraged nature of many such loans and other direct indebtedness may make such loans especially vulnerable to adverse changes in economic or market conditions. Loan participations and other direct indebtedness may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Funds may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

Some Funds may also invest in assignments of portions of loans from third parties. When a Fund purchases assignments from lenders, the Fund will acquire direct rights against the borrower on the loan. However, since assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by a Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

INVESTMENT COMPANY SECURITIES: Some Funds may invest in investment company securities including shares of closed-end investment companies, unit investment trusts, and open-end investment companies. Investment companies are professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. The expenses would be in addition to those paid by the Fund for similar services. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market. Generally, the Funds may purchase and sell securities of open and closed-end investment companies subject to the limits prescribed under the 1940 Act.

ELECTRONICALLY TRADED FUNDS: Certain funds may invest in electronically traded funds ("ETFs") that are traded like a stock on a securities exchange and may be purchased and sold throughout the trading day based on its market price. An ETF is a type of investment company that holds a portfolio of common stocks designed to track the performance of a particular securities index or sector of an index, like the S&P 500 or NASDAQ, or a portfolio of bonds that may be designed to track a bond index. Because they may be traded like stocks on a securities exchange (e.g., the American Stock Exchange), ETFs may be purchased and sold throughout the trading day based on their market price. Each share of an ETF represents an undivided ownership interest in the portfolio held by an ETF. ETFs that track indices or sectors of indices hold either:

..    shares of all of the companies (or, for a fixed income ETF, bonds) that are represented by a particular index in the same proportion that is represented in the index itself; or

..    shares of a sampling of the companies (or, for a fixed income ETF, bonds)
that are represented by a particular index in a proportion meant to track the performance of the entire index.

ETFs are generally registered as investment companies and issue large blocks of shares (typically 50,000) called "creation units" in exchange for a specified portfolio of the ETF's underlying securities, plus a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. Instead of cash, creation units are redeemed in kind for a portfolio of the underlying securities (based on the ETF's net asset value), together with a cash payment generally equal to accumulated dividends as of the date of redemption. As investment companies, ETFs incur fees and expenses such as trustees fees, operating expenses, licensing fees, registration fees, and marketing expenses, each of which will be reflected in the net asset value of ETFs. Accordingly, ETF shareholders pay their proportionate share of these expenses.

INDEXED SECURITIES: Certain Funds may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting, in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the Unites States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. Indexed securities may be more volatile than the underlying instruments.

SHORT SALES: These are transactions where a Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete the transaction, a Fund must borrow the security to deliver it to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The market price may be more or less than the price at which the security was sold by the Fund. The Fund will suffer a loss if buys back the security at a higher price and the Fund will realize a gain if it buys back the security at a lower price.

SHORT SALES "AGAINST THE BOX": Some Funds may enter into short sales against the box. If a Fund decides to enter into such transitions, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding.

CONVERTIBLE SECURITIES PORTFOLIO

Convertible Securities Portfolio's investment objective is to seek current income and capital appreciation by investing in convertible securities and in combinations of nonconvertible fixed-income securities and warrants or call options that together resemble convertible securities ("synthetic convertible securities"). Under normal circumstances, the subadviser invests at least 80% of the Fund's assets in convertible securities ("80% investment policy"). The subadviser may invest up to 35% of the Fund's assets in synthetic convertible securities.

The Fund is not required to sell securities to conform to this 80% limitation and may retain, on a temporary basis, securities received upon conversion of convertible securities or upon exercise of warrants or call options that are components of synthetic convertible securities pending an orderly disposition, to establish long-term holding periods for tax purposes, or for other reasons.

Convertible securities are considered by the subadviser to be equity securities. Other investments are allowed, including, but not limited to, unlimited investments in synthetic convertible securities and in equity and debt securities that are not convertible into common stock, when deemed appropriate by the adviser for temporary defensive purposes and up to 10% of its assets to purchase put options on securities for hedging purposes.

The Fund will not invest in fixed-income securities that are rated lower than B by Moody's or S&P or comparable unrated securities.

In pursuing its objective, Convertible Securities Portfolio currently is subject to fundamental investment policies and operating (non-fundamental) investment policies described below under "Investment Restrictions".

DISCIPLINED MID CAP STOCK PORTFOLIO

Disciplined Mid Cap Stock Portfolio's investment objective is to seek growth of capital by investing primarily in a broadly diversified portfolio of U.S. common stocks. The subadviser selects stocks of companies with a market capitalization similar to the companies in the S&P Mid-Cap 400 Index ("S&P 400 Index"). The S&P 400 Index is a value-weighted stock index consisting of 400 mid-sized U.S. companies. In order to achieve consistent relative performance, TIMCO manages the portfolio to mirror the overall risk, sector weightings and style characteristics of the S&P 400 Index.

The Fund's active investment strategy focuses primarily on individual stock selection. In selecting the Fund's holdings, the subadviser applies a number of computerized investment models to identify stocks that have a high probability of outperforming their respective industry/sector peer groups within the S&P
400. These investment models incorporate a diverse set of valuation, earnings and relative price variables to produce a comprehensive appraisal profile on every stock in the universe of securities described above. Stocks that are determined to be attractive based on a combination of quantitative and fundamental criteria are overweighted relative to the benchmark index. In general, the discipline favors stocks that demonstrate an improving trend of earnings and also appear attractive based on measures of fundamental value. While these securities have the potential to outperform the securities represented in the S&P 400, they may in fact be more volatile or have a lower return than the benchmark index. Equity securities have historically demonstrated long-term growth in value, but their prices fluctuate based on changes in a company's financial condition and general economic conditions. This is especially true in the case of smaller companies.

Under normal circumstances, the Fund invests 80% of its assets in companies with a mid size market capitalization ("80% investment policy") The Fund seeks to maintain full exposure to its stock universe. The Fund's investments in exchange-traded stock index futures contracts, to provide equity exposure to the Fund's cash position, are not generally expected to impact more than 20% of the Fund's assets at any one time.

In pursuing its objective, Disciplined Mid Cap Portfolio currently is subject to fundamental investment policies and operating (non-fundamental) investment policies described below under "Investment Restrictions".

EQUITY INCOME PORTFOLIO

Equity Income Portfolio's investment objective is to seek reasonable income. The subadviser normally invests at least 80% of the Fund's assets in equity securities ("80% investment policy"). The Fund will notify shareholders at least 60 days' prior to changing its 80% investment policy. The subadviser normally invests primarily in income-producing securities. The subadviser has the flexibility, however, to invest the Fund's assets in all types of domestic and foreign securities, including bonds. When choosing the Fund's investments, the subadviser also considers the potential for capital appreciation.

The value of the Fund's domestic and foreign investments varies in response to many factors. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. The value of bonds fluctuates based on changes in interest rates and in the credit quality of the issuer. The subadviser seeks to spread investment risk by diversifying the Fund's holdings among many companies and industries.

The subadviser normally invests the Fund's assets according to its investment strategy. The Subadviser also reserves the right to invest the Fund's assets without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.

ADJUSTING INVESTMENT EXPOSURE. The subadviser may use various techniques such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Fund's exposure to changing security prices or other factors that affect security values. If the subadviser's strategies do not work as intended, the Fund may not achieve its objective.

Equity Income Portfolio currently is subject to the following fundamental investment restrictions. The Fund may not:

          (1) with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities of other investment companies or securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result; more than 5% of the Fund's total assets would be invested in the securities of that issuer or the Fund would hold more than 10% of the outstanding voting securities of that issuer;

          (2)  issue senior securities, except as permitted under the 1940 Act;

          (3) borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33-1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

          (4) underwrite securities issued by others, except to the extent that the Fund may be considered to be an underwriter within the meaning of the 1933 Act in the disposition of restricted securities;

          (5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

          (6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

          (7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities);

          (8) lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements;

          (9) the Fund may, notwithstanding any other fundamental investment policy or limitation, invest all the assets in the securities of a single open-end management investment company managed by the subadviser or any affiliate or successor with substantially the same investment objective, policies, and limitations as the Fund.

The Fund also complies with the following non-fundamental investment policies.

     . The Fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

     . The Fund does not currently intend to purchase securities on margin, except that it may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures shall not constitute purchasing securities on margin.

     . The Fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which the Subadviser or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation definitions).

     . The Fund does not currently intend to purchase any security if, as a result, more than 15% of its nets assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

     . The Fund does not currently intend to lend assets other than securities to other parties, except by: (a) lending money (up to 15% of the Fund's net assets) to a registered investment company or portfolio for which the subadviser or an affiliate serves as investment adviser, or (b) acquiring loans, loan participations (where such participations have not been securitized), or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

     . The Fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company sub-advised by the subadviser or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the Fund.

     . The Fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the Fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Fund would exceed 5% of the Fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

FEDERATED HIGH YIELD PORTFOLIO

Federated High Yield Portfolio's investment objective is to seek high current income. The Fund normally invests 80% of its assets in below investment-grade bonds and debt securities ("80% investment policy"). The subadivisor selects a diversified portfolio of fixed income securities. The Fund's investment objective is fundamental.

The Fund invests primarily in fixed-rate corporate debt obligations. The fixed-rate corporate debt obligations in which the Fund may invest are expected to be lower-rated. Permitted investments currently include, but are not limited to, those listed on the chart on Investment Techniques above and the following:

     . corporate debt obligations having fixed or floating rates of interest and that are rated BBB or lower by nationally recognized statistical rating organizations or comparable unrated securities;

     .    preferred stocks;

     .    equipment trust and lease certificates;

     .    zero coupon bonds;

     .    pay-in-kind securities;

     . general obligations of any state, territory, or possession of the United States, or their political subdivisions; and

     . equity securities, including synthetic convertible securities and warrants, rights and options.

Under adverse market conditions or to minimize potential losses, the subadviser may assume a temporary defensive position and invest the Fund's assets in cash, cash items, and shorter-term, higher-quality debt securities.

The Fund is aggressively managed and the bonds in which the Fund invests are considered speculative. Therefore, the value of its shares is subject to greater fluctuation and investments in its shares involve the assumption of a higher degree of risk than would be the case with an investment in a an investment-grade bond fund, conservative equity fund or a growth fund that invests entirely in proven growth equities.

In pursuing its objective, Federated High Yield Portfolio currently is subject to fundamental investment policies and operating (non-fundamental) investment policies described below under "Investment Restrictions".

FEDERATED STOCK PORTFOLIO

Federated Stock Portfolio's investment objective is to provide growth of income and capital by normally investing at least 80% of its assets in equity securities ("80% investment policy"). The subadviser selects a diversified portfolio of common stock of high-quality companies. These companies generally are leaders in their industries and are characterized by sound management and the ability to finance expected growth. This investment objective cannot be changed without the approval of shareholders.

The Fund's investment approach is based on the conviction that, over the long term, the economy will continue to expand and develop and that this economic growth will be reflected in the growth of the revenues and earnings of major corporations. The Fund invests primarily in common stocks of companies selected by the subadviser on the basis of traditional research techniques, including assessment of earnings and dividend growth prospects and of the risk and volatility of the company's industry. Ordinarily, these companies are typically leaders in their industries with regard to revenues. Other factors, such as product position or market share, which the subadviser may consider, may outweigh revenues. Other permitted investments include, but are not limited to: preferred stocks, corporate bonds, notes, and warrants of these companies, and ADRs (in an amount of not more than 15% of its assets).

In pursuing its objective, Federated Stock Portfolio currently is subject to fundamental investment policies and operating (non-fundamental) investment policies described below under "Investment Restrictions".

LARGE CAP PORTFOLIO

Large Cap Portfolio's investment objective is to seek long-term growth of capital by investing primarily in securities of companies with large market capitalizations. The Subadviser normally invests at least 80% of the Fund's assets in securities of companies with large market capitalizations ("80% investment policy"). Although a universal definition of large market capitalization companies does not exist, for purposes of this Fund, the subadviser generally defines large market capitalization companies as those whose market capitalization is similar to the market capitalization of companies in the S&P 500 Index or the Russell 1000 Index. A company's market capitalization is based on its current market capitalization or its market capitalization at the time of the Fund's investment. The size of companies in each index changes with market conditions and the composition of each index. The Fund will notify shareholders at least 60 days' prior to changing its 80% investment policy. For purposes of its 80% investment policy, FMR intends to measure the capitalization range of the Russell 1000 Index and the S&P 500 Index no less frequently than once a month. The subadviser normally invests the Fund's assets primarily in common stocks.

The subadviser also reserves the right to invest the Fund's assets without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.

Current holdings and recent investment strategies are described in the Fund's financial reports, which are sent to shareholders twice a year.

ADJUSTING INVESTMENT EXPOSURE. The subadviser may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Fund's exposure to changing security prices or other factors that affect security values. If the subadviser's strategies do not work as intended, the Fund may not achieve its objective.

In pursuing its objective, Large Cap Portfolio currently is subject to the following fundamental investment policies. The Fund will not:

          (1) with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities of other investment companies or securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 5% of the Fund's total assets would be invested in the securities of that issuer, or the Fund would hold more than 10% of the outstanding voting securities of that issuer;

          (2) issue senior securities, except as permitted under the 1940 Act;

          (3) borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33-1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

          (4) underwrite securities issued by others, except to the extent that the Fund may be considered to be an underwriter within the meaning of the 1933 Act in the disposition of restricted securities;

          (5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

          (6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

          (7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities);

          (8) lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements;

          (9) the Fund may, notwithstanding any other fundamental investment policy or limitation, invest all the assets in the securities of a single open-end management investment company managed by the subadviser or any affiliate or successor with substantially the same investment objective, policies, and limitations as the Fund.

The Fund also complies with the following non-fundamental investment policies:

     . The Fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in future contracts and options are not deemed to constitute selling securities short.

     . The Fund does not currently intend to purchase securities on margin, except that it may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures shall not constitute purchasing securities on margin.

     . The Fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which the Subadviser or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation definitions).

     . The Fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

     . The Fund does not currently intend to lend assets other than securities to other parties, except by: (a) lending money (up to 15% of the Fund's net assets) to a registered investment company or portfolio for which the subadviser or an affiliate serves as investment adviser, or (b) acquiring loans, loan participations (where such participations have not been securitized), or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

     . The Fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company sub-advised by the subadviser or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the Fund.

     . The Fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the Fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Fund would exceed 5% of the Fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

MONDRIAN INTERNATIONAL STOCK PORTFOLIO (FORMERLY, LAZARD INTERNATIONAL STOCK PORTFOLIO)

Mondrian International Stock Portfolio's investment objective is to seek capital appreciation, by investing, under normal conditions, at least 80% of its assets in equity securities ("80% investment policy"). The Fund's subadviser invests primarily in equity securities of non-U.S. domiciled companies that are located in developed markets. The subadviser's approach in selecting investments is oriented to individual stock selection and the subadviser seeks out securities that are undervalued, based on fundamental analysis.

The Fund may enter into foreign currency exchange forward contracts to hedge against anticipated changes in foreign currency exchange rates. The Fund may invest up to 15% of its assets in foreign fixed-income securities when, in the subadviser's opinion, attractive opportunities exist relative to those available through equities.

When the subadviser believes that business or financial conditions warrant, the Fund may assume a temporary defensive position and invest without limit in the equity securities of U.S. companies, U.S. government securities, or short-term money market instruments or cash.

In pursuing its objective, Mondrian International Stock Portfolio currently is subject to fundamental investment policies and operating (non-fundamental) investment policies described below under "Investment Restrictions".

MFS MID CAP GROWTH PORTFOLIO

MFS Mid Cap Growth Portfolio's investment objective is to seek to obtain long term growth of capital. It seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets in equity securities of companies with medium-market capitalization ("80% investment policy"). Medium-market capitalization companies have a market capitalization equal to or exceeding $250 million but not exceeding the top range of the Russell Midcap(TM) Growth Index at the time of the Fund's investment. The Russell Midcap(TM) Growth Index is a widely recognized, unmanaged index of mid-cap common stock prices. The subadviser selects companies that it believes have above-average growth potential.

Consistent with its investment objective, the Fund may invest in up to 10% of its net assets in nonconvertible high-risk, high-yield fixed-income securities that are in the lower rating categories (rated BA or lower by

Moody's or BB or lower by S&P or Fitch Investors Service, Inc. ("Fitch") and comparable unrated securities (collectively, commonly known as "junk bonds"). Further, the Fund also may invest up to 20% of its net assets in foreign and emerging markets securities that are not traded on a U.S. exchange (not including ADRs). The Fund may also engage in short sales of securities for up to 15% of its net assets.

The Fund is non-diversified. As a result, the amount of the Fund's assets that may be invested in the securities of any one issuer is limited only by the Fund's investment restrictions and the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. Since the Fund may invest a relatively high percentage of its assets in a limited number of issuers, it may be more susceptible to any economic, political or regulatory occurrence and to the financial conditions of the issuers in which it invests.

For defensive purposes under unusual market conditions, as a reserve for future investments, or to meet liquidity needs, the subadviser may temporarily invest some or all of the Fund's assets. Temporary investments may include but are not limited to cash or cash equivalents, such as short-term money market instruments, commercial paper, bank obligations, short-term notes, U.S. government securities, certificates of participation and trust certificates representing interests in U.S. government securities, and related repurchase agreements.

In pursuing its objective, MFS Mid Cap Growth Portfolio currently is subject to fundamental investment policies and operating (non-fundamental) investment policies described below under "Investment Restrictions".

MFS VALUE PORTFOLIO

MFS Value Portfolio's investment objective is to seek to provide capital appreciation and reasonable income. The Fund invests, under normal circumstances, at least 65% of its net assets in income producing equity securities of companies which MFS believes are undervalued in the market relative to their long-term potential.

MFS uses a bottom-up, as opposed to a top down, investment style in managing the Fund. This means that securities are selected based upon fundamental analysis of each issuer (such as an analysis of earnings, cash flows, competitive position and management abilities) performed by the Fund's portfolio managers and MFS large group of equity research analysts.

Other investments are allowed, including, but not limited to, those described below. Subject to its investment objective and the restrictions set forth below, the Fund may invest up to 35% of its net assets in foreign securities such as U.S. dollar-denominated securities of foreign issuers and ADRs.

In pursuing its investment objective, MFS Value Portfolio currently is subject to fundamental investment policies and operating (non-fundamental) investment policies described below under "Investment Restrictions".

MERCURY LARGE CAP PORTFOLIO FUND (FORMERLY, MERRILL LYNCH LARGE CAP PORTFOLIO)

Mercury Large Cap Core Portfolio's investment objective is to seek long term capital growth. The Fund invests, under normal circumstances, at least 80% of its net assets in equity securities of large cap companies that the subadviser selects from among those that are, at the time of purchase, included in the Russell 1000(R) Index ("80% investment policy"). The Fund may continue to hold a security after it has been removed from the Russell 1000(R) Index. While the investment emphasis is on equities, the Fund may also invest in convertible securities, preferred stock, rights, warrants, U.S. Government debt securities, and to a lesser extent, non-convertible debt securities. Additionally, the Fund may hold assets in cash, cash equivalents, short term securities, in such proportions as the subadviser deems appropriate, based on prevailing market or economic conditions, or for temporary defensive purposes.

The subadviser uses a proprietary, multi-factor quantitative model to look for companies within the Russell 1000(R) Index, that in the subadviser's opinion, are consistent with the investment objective of the Fund. The subadviser seeks to invest in securities believed to be undervalued or ones that show good prospects for earnings growth. The Fund seeks securities such that the sum of the relative (to the S&P 500) price-to earnings ratio and price-to-book ratio for a particular security are between 1.75 and 2.25. In seeking to outperform its benchmark, the Russell 1000(R) Index, the Fund will allocate its common stock investments among sectors in a manner generally comparable to the sector weightings in the Russell 1000(R) Index, as those sectors are defined by the S&P 500. Individual holdings generally will be allocated so that no individual security held by the Fund is overweighted in the Fund as compared to its weighting in the Russell 1000(R) Index by more than 1%, and no security is underweighted as compared to its weighting in the Russell 1000(R) Index by more than 1%.

The Fund anticipates that its sector allocations, as a percentage of its common stock investments, to larger capitalized industries generally will be no more than two times that sector's weighting in the applicable Russell 1000(R) Index, while its sector allocations to smaller capitalized industries generally will be no more that three times that sector's weighting in the Russell 1000(R) Index. "Larger" or "smaller" capitalized industries for this purpose will be determined by the relative size of the sector within the Russell 1000(R) Index, with any sector representing approximately 10% or more of the index being considered as a "larger" industry. Notwithstanding these guidelines, the Fund reserves the right to invest up to 10% of its total assets in any one sector of the Russell 1000(R) Index and the Fund is not limited to investing only 10% of its assets in any one sector if the guidelines listed above permit a larger allocation. The subadviser is not required to follow these parameters in selecting securities at all times, and is not required to sell securities if they fall outside of these parameters.

In pursuing its objective, Mercury Large Cap Core Portfolio currently is subject to fundamental investment policies and operating (non-fundamental) investment policies described below under "Investment Restrictions".

TRAVELERS QUALITY BOND PORTFOLIO

Travelers Quality Bond Portfolio's investment objective is to seek current income, moderate capital volatility and total return. The Fund normally invests 80% of its assets in investment-grade bonds and debt obligations ("80% investment policy"). Such bonds and obligations include, but not limited to:

     .    treasury bills;

     .    repurchase agreements;

     .    commercial paper and other short term instruments;

     .    bank certificates of deposit and bankers' acceptances; and

     . publicly traded debt securities, including bonds, notes, and debentures; and

     .    equipment trust certificates.

Permissible securities may carry certain equity features such as conversion or exchange rights or warrants for the acquisition of stocks of the same or a different issuer, or participation based on revenues, sales or profits. The subadviser anticipates that the Fund will maintain an average portfolio duration not exceeding five years. In the case of mortgage-backed securities, the estimated average life of cash flows will be used instead of average duration. Investment in longer-term obligations may be made if the investment adviser concludes that the investment yields justify a longer-term commitment. No more than 25% of the value of the Fund's assets will be invested in any one industry.

The Fund is actively managed, and investments may be sold prior to maturity if the subadviser deems it to be advantageous in light of factors such as market conditions or brokerage costs. While the Fund's investments are generally not listed securities, there are firms that make markets in the type of debt instruments that the Fund holds. The subadviser anticipates no problems of liquidity with the Fund's investments.

From time to time, the Fund may commit to purchase when-issued securities. The Fund also may purchase and sell interest-rate futures contracts to hedge against changes in interest rates that might otherwise have an adverse effect upon the value of the portfolio securities.

In pursuing its objective, Travelers Quality Bond Portfolio currently is subject to investment policies and operating (non-fundamental) investment policies described below under "Investment Restrictions".

U.S. GOVERNMENT SECURITIES PORTFOLIO

U.S. Government Securities Portfolio's investment objective is the selection of investments from the point of view of an investor concerned primarily with highest credit quality, current income and total return. To achieve this objective, the Fund normally invests at least 80% of its assets in U.S. government securities, which includes obligations of the U.S. Government and of its agencies, instrumentalities, and government-sponsored enterprises as defined earlier in this SAI ("80% investment policy").

Not all U.S. government securities are backed by the full faith and credit of the United States. For example, obligations issued by Fannie Mae are supported by its right to borrow from the U.S. Treasury. Other U.S. government securities, such as those issued by the Federal Farm Credit Banks Funding Agency, are backed only by the credit of the issuing entity. Although U.S. government securities generally are considered to be high quality, there is no assurance that the U.S. Government would provide financial assistance to an agency, instrumentality or government-sponsored enterprise if it were not obligated by law to do so.

The Fund may purchase put and call options and other instruments and strategies described above, including futures contracts as a hedge against changes in interest rates.

In pursuing the Fund's objective, the subadviser currently is subject to fundamental investment policies and operating (non-fundamental) investment policies described below under "Investment Restrictions".

PIONEER FUND PORTFOLIO

Pioneer Fund Portfolio seeks reasonable income and growth of capital by investing in a broad list of carefully selected, reasonably priced securities. Most of the Fund's assets are invested in common stocks and other equity securities, primarily of U.S. issuers, such as preferred stocks, depository receipts and securities convertible into common stock, but the Fund may also invest in debt securities and cash equivalent investments. The Fund may not invest more than 10% of its total assets in securities of non-U.S. issuers.

In pursuing its objective, Pioneer Fund Portfolio currently is subject to fundamental investment policies and operating (non-fundamental) investment policies described below under "Investment Restrictions".

ZERO COUPON BOND FUND PORTFOLIO (SERIES 2005)

The objective of the Zero Coupon Bond Fund Portfolio is to provide as high an investment return as is consistent with the preservation of capital. The Portfolio's investment objective is fundamental. The Fund matures on the third Friday of December of 2005 (the "Target Date"). On the Portfolio's Target Date, the Portfolio will be converted to cash, which will be transferred to the money market option available under the variable annuity or variable life contract that offers the Fund as an investment option.

The Fund seeks to return a reasonably assured targeted dollar amount, predictable at the time of investment, on a specific target date in the future by investing in primarily zero coupon securities that pay no cash income but are acquired by the Fund at substantial discounts from their value at maturity. The Fund may not be appropriate for investors who do not plan to have their premiums invested in Fund shares for the long-term or until maturity.

Under normal circumstances, the subadviser invests at least 80% of the Fund's assets in Zero Coupon securities, a term used collectively for stripped Treasury securities, stripped government securities, stripped corporate securities and stripped Eurodollar obligations and other stripped securities, all described below ("80% investment policy"). Zero Coupon securities may consist of:

          (l) debt obligations issued by the U.S. Treasury that have been stripped of their unmatured interest coupons, interest coupons that have been stripped from debt obligations issued by the U.S. Treasury, and receipts and certificates for stripped debt obligations and stripped coupons, including U.S. government trust certificates (collectively, "Stripped Treasury Securities") (but currently not anticipated to be in excess of 55% of a Fund's assets);

          (2) other zero coupon securities issued by the U.S. government and its agencies and instrumentalities, by a variety of tax-exempt issuers such as state and local governments and their agencies and instrumentalities and by "mixed-ownership government corporations" (collectively, "Stripped Government Securities");

          (3) zero coupon securities issued by domestic corporations which consist of corporate debt obligations without interest coupons, and, if available, interest coupons that have been stripped from corporate debt obligations, and receipts and certificates for such stripped debt obligations and stripped coupons (collectively, "Stripped Corporate Securities");

          (4) stripped principal obligations and stripped coupons of asset-backed securities, which zero coupon-type securities may exist today or may be developed in the future. These securities may be illiquid and are subject to the 15% limitation for such securities; and

          (5) stripped Eurodollar obligations, which are debt securities denominated in U.S. dollars that are issued by foreign issuers, often subsidiaries of domestic corporations ("Stripped Eurodollar Obligations").

The remaining 20% of the Fund's assets may be invested in non-zero coupon securities such as common stock and other equity securities, interest-paying bonds and other debt securities, and money market instruments. In addition, the Fund will not purchase illiquid securities, including restricted or other securities that are not readily marketable (such as repurchase agreements with maturities in excess of seven days) if more than 15% of the Fund's total assets would be invested in such securities.

In pursuing its objective, the Zero Coupon Bond Fund Portfolio follows fundamental investment policies and operating (non-fundamental) investment policies described below under "Investment Restrictions."

PIONEER MID CAP VALUE PORTFOLIO

The Pioneer Mid Cap Value Portfolio seeks capital appreciation. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its assets in equity securities of mid-size companies ("80% investment policy"). Mid-size companies are considered to be those with market values within the range of market values of companies included in the Russell Midcap Value Index, which is a widely recognized, unmanaged index of mid-size common stock prices. Equity securities include common stocks, convertible debt and other equity instruments, such as depository receipts, warrants, rights, real estate investment trusts ("REITs") and preferred stocks. The Fund may invest up to 25% of its assets in REITs.

The Fund's subadviser employs a value-driven approach to seek out securities that it believes are selling at substantial discounts to their underlying values with the goal of holding these securities until the market values reflect their intrinsic values. Securities are selected based on potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. The subadviser focuses on the quality and price of individual issuers, not on economic sector or market timing strategies.

Consistent with its objective, the Fund may invest up to 20% of its assets in fixed-income securities, which includes U.S. Government obligations, certificates of deposit, and short-term money market instruments and it may invest up to 25% of its assets in foreign securities, but it will not invest more than 5% of its assets in the securities of emerging markets issuers.

In pursuing its objective, the Pioneer Mid Cap Value Portfolio follows fundamental investment policies and operating (non-fundamental) investment policies described below under "Investment Restrictions."

STYLE FOCUS SERIES: SMALL CAP GROWTH PORTFOLIO

The Small Cap Growth Portfolio's investment objective is to seek capital appreciation by investing, under normal conditions, at least 80% of its assets in common stocks and other equity securities of small U.S. companies. Small companies are considered to be those with a market capitalization at the time of investment that is no greater than the largest market capitalization of a company in the Russell 2000 Growth Index ("Index"), which is a widely recognized unmanaged index of small company common stock prices.

The Fund uses two subadvisers - TIMCO and Janus Capital Management LLC ("Janus"). Each of the Fund's subadvisers independently chooses and maintains a portfolio of equity securities for the Fund. TAMIC, the adviser, decides the proportion of Fund assets to be managed by each subadviser, but will generally allocate approximately 50% of each day's incoming (or outgoing) assets to each subadviser, and will periodically reallocate assets to maintain a 50/50 split.

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Each subadviser uses a different security selection process for its portion of the Fund's assets. However, each buys stocks of small companies that, in the subadviser's opinion, have strong growth potential.

TIMCO uses quantitative analysis to identify stocks in the Index that possess attractive growth or value characteristics, with an emphasis on growth charcteritcs. Quantitative methods are also used to control portfolio risk related to broad macroeconomic factors such as interest rate changes.

Janus applies a "bottom up" approach in choosing investments - looking at companies one at a time to seek out an attractive investment opportunity.

STYLE FOCUS SERIES: SMALL CAP VALUE PORTFOLIO

The Small Cap Value Fund seeks capital appreciation by investing, under normal conditions, at least 80% of its assets in common stocks and other equity securities of small U.S. companies. Small companies are considered to be those with a market capitalization at the time of investment that is no greater than the largest market capitalization of a company in the Russell 2000 Value Index ("Index"), which is a widely recognized unmanaged index of small company common stock prices.

The Fund uses two subadvisers - TIMCO and Dreman Value Management LLC ("Dreman"). Each of the Fund's subadvisers independently chooses and maintains a portfolio of equity securities for the Fund. TAMIC, the adviser, decides the proportion of Fund assets to be managed by each subadviser, but will generally allocate approximately 50% of each day's incoming (or outgoing) assets to each subadviser, and will periodically reallocate assets to maintain a 50/50 split.

Each subadviser uses a different security selection process for its portion of the Fund's assets. However, each buys stocks of small companies that, in the subadviser's opinion, have value characteristics.

TIMCO uses quantitative analysis to identify stocks in the Index that possess attractive value or growth characteristics, with an emphasis on value characteristics. Quantitative methods are also used to control portfolio risk related to broad macroeconomic factors such as interest rate changes.

The Dreman portfolio managers focus their stock selection process on small companies with below market price-to-earnings (P/E) ratios. The managers also identify value opportunities in small companies by low price compared to book value, cash flow and yield. Individual companies are analyzed to identify those that are fundamentally sound and appear to have strong potential for earnings and dividend growth over the Index.

STRATEGIC EQUITY PORTFOLIO

Fidelity Management & Research Company ("FMR"), the subadviser, normally invests at least 80% of the Fund's assets in equity securities. FMR normally invests the Fund's assets primarily in common stocks.

FMR may invest the Fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

FMR is not constrained by any particular investment style. At any given time, FMR may tend to buy "growth" stocks or "value" stocks, or a combination of both types. In buying and selling securities for the Fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

FMR may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the Fund may not achieve its objective.

In pursuing its objectives, Strategic Equity Portfolio follows fundamental investment policies and operating (non-fundamental) investment policies described under "Investment Restrictions."

                                       39

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AIM CAPITAL APPRECIATION PORTFOLIO

The Fund invests principally in common stocks of companies the subadviser believes are likely to benefit from new or innovative products, services or processes, as well as those that have experienced above-average, long-term, growth in earnings and have excellent prospects for future growth. The market prices of many of the securities purchased and held by the Fund may fluctuate more widely than other equity securities of larger, more established companies.

SPECIAL SITUATIONS. Although the Fund does not currently intend to do so, it may invest in "special situations." A special situation arises when, in the opinion of management, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development applicable to that company, and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others: liquidations, reorganizations, recapitalizations, mergers, material litigation, technical breakthroughs and new management or management policies. Although large and well known companies may be involved, special situations more often involve comparatively small or unseasoned companies. Investments in unseasoned companies and special situations often involve much greater risk than is inherent in ordinary investments securities.

The Fund may invest up to 20% of its total assets in foreign securities, including ADRs as well as EDRs and other securities representing underlying securities of foreign issuers as foreign securities for purposes of this limitation.

The Fund may also invest up to 15% of its net assets in illiquid securities, including repurchase agreements with maturities in excess of seven days. In addition, the Fund may purchase domestic stock index futures contracts. It may also purchase call options, but not for speculative purposes, and write (sell) covered call options on no more than 25% of the value of its net assets.

In pursuing its objectives, the Fund follows fundamental investment policies and operating (non-fundamental) investment policies described under "Investment Restrictions."

VAN KAMPEN ENTERPRISE PORTFOLIO

The Fund invests primarily in common stocks of growth companies. In addition to common stocks, the Fund may invest in warrants and preferred stocks, and in the securities of other investment companies. The Fund may also invest up to 15% of the value of its total assets in securities of foreign issuers.

The Fund may also holds a portion of its assets in investment grade short-term debt securities in order to provide liquidity. The Fund may also hold investment grade corporate or government bonds. The market prices of such bonds can be expected to vary inversely with changes in prevailing interest rates.

The Fund may invest in options, futures contracts and options thereon in several different ways, depending upon the status of its portfolio and the subadviser's expectations concerning the securities markets. In times of stable or rising stock prices, the Fund generally seeks to obtain maximum exposure to the stock market, I.E., to be "fully invested." Nevertheless, even when the Fund is fully invested, prudent management requires that at least a small portion of assets be available as cash to honor redemption requests and for other short-term needs. The Fund may also have cash on hand that has not yet been invested. The portion of the Fund's assets that is invested in cash equivalents does not fluctuate with stock market prices, so that, in times of rising market prices, the Fund may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, however, the Fund can compensate for the cash portion of its assets and obtain performance equivalent to investing 100% of its assets in equity securities.

If the subadviser anticipates a market decline, the Fund may seek to reduce its exposure to the stock market by increasing its cash position. By selling stock index futures contracts instead of portfolio securities, a similar result may be achieved to the extent that the performance of the stock index futures contracts correlates to the performance of the Fund's securities. Sales of futures contracts could frequently be accomplished more rapidly and at less cost than the actual sale of securities. Once the desired hedged position has been effected, the Fund could then liquidate securities in a more deliberate manner, reducing its futures position simultaneously to maintain the desired balance, or it could maintain the hedged position.

As an alternative to selling futures contracts, the Fund can purchase puts (or futures puts) to hedge the Fund's risk in a declining market. Since the value of a put increases as the underlying security declines below a specified level, the Fund's value is protected against a market decline to the degree the performance of the put correlates with the performance of its investment portfolio. If the market remains stable or advances, the Fund can refrain from exercising the put and its portfolio will participate in the advance, having incurred only the premium cost for the put.

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


In pursuing its objectives, the Fund follows fundamental investment policies and operating (non-fundamental) investment policies described under "Investment Restrictions."

MFS TOTAL RETURN PORTFOLIO

The Fund's policy is to invest in a broad list of securities, including short-term obligations. The list may be diversified not only by companies and industries, but also by type of security. Fixed income securities and equity securities may be held by the Fund. Some fixed income securities may also have a call on common stock by means of a conversion privilege or attached warrants. The Fund may vary the percentage of assets invested in any one type of security in accordance with the subadviser's interpretation of economic and money market conditions, fiscal and monetary policy and underlying security values. The Fund's debt investments may consist of both "investment grade" securities (rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or better by the Standard & Poor's, a division of The McGraw-Hill Companies, Inc., ("S&P") or Fitch, Inc. ("Fitch"), securities that are unrated, and securities that are rated in the lower ratings categories (rated Ba or lower by Moody's or BB or lower by S&P or Fitch) (commonly known as "junk bonds"), including up to 20% of its net assets in nonconvertible fixed income securities that are in these lower ratings categories or comparable unrated securities. See Appendix A for a description of these ratings. Generally, most of the Fund's long-term debt investments will consist of "investment grade" securities. It is not the Fund's policy to rely exclusively on ratings issued by established credit rating agencies but rather to supplement such ratings with the subadviser's own independent and ongoing review of credit quality.

As noted above, the Fund invests in unrated and lower-rated corporate debt securities, commonly known as "junk bonds." The Fund may also invest in emerging market securities.

The Fund may also invest without limit in ADRs and up to 20% of its total assets in foreign securities.

The Fund will be managed actively with respect to the Fund's fixed income securities and the asset allocations modified as the subadviser deems necessary. Although the Fund does not intend to seek short-term profits, fixed income securities will be sold whenever the subadviser believes it is appropriate to do so without regard to the length of time the particular asset may have been held. With respect to its equity securities the Fund does not intend to trade in securities for short-term profits and anticipates that portfolio securities ordinarily will be held for one year or longer. However, the Fund will effect trades whenever it believes that changes in its portfolio securities are appropriate.

In pursuing its objectives, the Fund follows fundamental investment policies and operating (non-fundamental) investment policies described under "Investment Restrictions."

SALOMON BROTHERS STRATEGIC TOTAL RETURN BOND PORTFOLIO

The Fund invests under normal market conditions at least 80% of the value of its net assets plus any borrowings for investment purposes in fixed income securities of U.S. and foreign companies, banks and governments, including those in emerging markets, or other investments with similar economic characteristics. The subadviser will have broad discretion to allocate the Fund's assets among the following segments of the global market for fixed income securities: U.S. government obligations, investment and non-investment grade U.S. and non-U.S. corporate debt, mortgage and asset-backed securities, and investment and non-investment grade sovereign debt, including issuers in emerging markets.

Lower quality securities are speculative and have only an adequate capacity to pay principal and interest. These securities have a higher risk of default, tend to be less liquid, and may be more difficult to value. Changes in economic conditions or other circumstances are more likely to lead issuers of these securities to have a weakened capacity to make principal and interest payments.

For purposes of the Fund's operations, "emerging markets" will consist of all countries determined by the subadviser to have developing or emerging economies and markets. These countries generally include every country in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. The Fund will consider investments in, but not be limited to, the following emerging markets: Algeria, Argentina, Bolivia, Botswana, Brazil, Bulgaria, Chile, China, Colombia, Costa Rica, Cyprus, Czech Republic, Dominican Republic, Ecuador, Egypt, El Salvador, Finland, Greece, Ghana, Hong Kong, Hungary, India, Indonesia, Israel, Ivory Coast, Jamaica, Jordan, Kazakhstan, Kenya, Lebanon, Malaysia, Mauritius, Mexico, Morocco, Nicaragua, Nigeria, Oman, Pakistan, Panama, Paraguay, Peru, Philippines, Poland, Portugal, Republic of Slovakia, Russia, Singapore, Slovenia, South Africa, South Korea, Sri Lanka, Swaziland, Taiwan, Thailand, Turkey, Ukraine, Uruguay, Venezuela, Zambia and Zimbabwe.

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


The Fund will not be invested in all such markets at all times. Moreover, investing in some of those markets currently may not be desirable or feasible, due to the lack of adequate custody arrangements, overly burdensome repatriation requirements and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or for other reasons.

An issuer in an emerging market is an entity: (i) for which the principal securities trading market is an emerging market, as defined above; (ii) that (alone or on a consolidated basis) derives 50% or more of its total revenue from either goods produced, sales made or services performed in emerging markets; or
(iii) organized under the laws of, or with a principal office in, an emerging market.

The Fund's investments in emerging market securities may consist substantially of Brady Bonds and other sovereign debt securities issued by emerging market governments that are traded in the markets of developed countries or groups of developed countries. The subadviser may invest in debt securities of emerging market issuers that it determines to be suitable investments for the Fund without regard to ratings. Currently, the substantial majority of emerging market debt securities are considered to have a credit quality below investment grade.

The Fund invests in below-investment grade debt securities of corporate issuers in the United States and in developed foreign countries.

Pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, the Fund may hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest its assets in high quality foreign or domestic money market instruments.

ASSET ALLOCATION. The Fund invests in debt obligations allocated among diverse markets and denominated in various currencies, including U.S. dollars, or in multinational currency units. The Fund may purchase securities that are issued by the government or a company or financial institution of one country but denominated in the currency of another country (or a multinational currency unit). The Fund is designed for investors who wish to accept the risks entailed in such investments, which are different from those associated with a portfolio consisting entirely of securities of U.S. issuers denominated in U.S. dollars.

The subadviser selectively will allocate the assets of the Fund in securities of issuers in countries and in currency denominations where the combination of fixed income market returns, the price appreciation potential of fixed income securities and currency exchange rate movements will present opportunities primarily for total return. In doing so, the subadviser intends to take full advantage of the different yield, risk and return characteristics that investment in the fixed income markets of different countries can provide for U.S. investors. Fundamental economic strength, credit quality and currency and interest rate trends will be the principal determinants of the emphasis given to various country, geographic and industry sectors within the Fund. Securities held by the Fund may be invested in without limitation as to maturity.

The subadviser selects securities of particular issuers on the basis of its views as to the best values then currently available in the marketplace. Such values are a function of yield, maturity, issue classification and quality characteristics, coupled with expectations regarding the local and world economies, movements in the general level and term of interest rates, currency values, political developments and variations in the supply of funds available for investment in the world bond market relative to the demands placed upon it.

The subadviser generally evaluates currencies on the basis of fundamental economic criteria (E.G., relative inflation and interest rate levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. If the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, if the exchange rate of the foreign currency declines, the dollar value of the security will decrease. However, the Fund may seek to protect itself against such negative currency movements through the use of sophisticated investment techniques that include currency, options and futures transactions.

SELECTION OF DEBT INVESTMENTS. In determining the appropriate distribution of investments among various countries and geographic regions for the Fund, the subadviser ordinarily considers the following factors: prospects for relative economic growth among the different countries in which the Fund may invest; expected levels of inflation; government policies influencing business conditions; the outlook for currency relationships; and the range of the individual investment opportunities available to international investors.

Although the Fund values its assets daily in terms of U.S. dollars, the Fund does not intend to convert holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.

The Fund may invest in the following types of money market instruments (I.E., debt instruments with less than 12 months remaining until maturity) denominated in U.S. dollars or other currencies: (a) obligations issued or guaranteed by the U.S. or foreign governments, their agencies, instrumentalities or municipalities; (b) obligations of international organizations designed or supported by multiple foreign governmental entities to promote economic reconstruction or development; (c) finance company obligations, corporate commercial paper and other short-term commercial obligations; (d) bank obligations (including CDs, TDs, demand deposits and bankers' acceptances) subject to the restriction that the Fund may not invest more than 25% of its total assets in bank securities; (e) repurchase agreements with respect to all the foregoing; and (f) other substantially similar short-term debt securities with comparable characteristics.

According to the subadviser, more than 50% of the value of all outstanding government debt obligations throughout the world is represented by obligations denominated in currencies other than the U.S. dollar. Moreover, from time to time, the debt securities of issuers located outside the United States have substantially outperformed the debt obligations of U.S. issuers. Accordingly, the subadviser believes that the Fund's policy of investing in debt securities throughout the world may enable the achievement of results superior to those produced by mutual funds with similar objectives to those of the Fund that invest solely in debt securities of U.S. issuers.

The Fund may borrow money from banks in an amount up to 33 1/3 % of its total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowings and may use the proceeds for investment purposes. The Fund will borrow for investment purposes only when the subadviser believes that such borrowings will benefit the Fund, after taking into account considerations such as the cost of the borrowing and the likely investment returns on the securities purchased with the borrowed monies. In addition, the Fund may borrow money for temporary or emergency purposes or payments in an amount not exceeding 5% of the value of its total assets (not including the amount borrowed) provided that the total amount borrowed by the Fund for any purpose does not exceed 33 1/3% of its total assets. The Fund may also purchase securities on a "when-issued basis" and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices.

NONDIVERSIFICATION. As a "non-diversified" fund under the 1940 Act, the Fund will have the ability to invest more than 5% of its assets in the securities of any issuer. However, the Fund intends to comply with Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), which requires (among other things) that at least 50% of the Fund's assets consist of U.S. government securities, cash and cash items, securities of other regulated investment companies, and other securities, with such other securities limited in respect of any one issuer to not more than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer. Also, holdings of a single issuer (with certain exceptions) may not exceed 25% of the Fund's total assets. These limits are measured at the end of each quarter of the Fund's taxable year. Under the Subchapter M limits, "non-diversification" allows up to 50% of a fund's total assets to be invested in as few as two single issuers. An investment in the Fund will entail greater risk than in a portfolio having a policy of "diversification" because a high percentage of the Fund's assets may be invested in securities of one or two issuers. Furthermore, a high percentage of investments among few issuers may result in a greater degree of fluctuation in the market value of the assets of the Fund, and consequently a greater degree of fluctuation of the Fund's net asset value, because the Fund will be more susceptible to economic, political or regulatory developments affecting these securities than would be the case with a portfolio composed of varied obligations of more issuers. The Fund also intends to satisfy the diversification requirements of Section 817(h) of the Code and the Treasury regulations promulgated thereunder.

In pursuing its objectives, the Fund follows fundamental investment policies and operating (non-fundamental) investment policies described under "Investment Restrictions."

TRAVELERS MANAGED INCOME PORTFOLIO

Under normal market conditions, (1) at least 65% of the Fund's total assets will be invested in U.S. government securities and in investment-grade corporate debt obligations (I.E., rated within the four highest ratings categories of Moody's or S&P or in unrated obligations of comparable quality); and (2) at least 65% of the Fund's total assets will be invested in debt obligations having durations of 10 years or less. The Fund may only invest in U.S. government securities that are issued or guaranteed as to both principal and interest by the U.S. government or backed by the full faith and credit of the U.S. government or its agencies or instrumentalities.

The Fund may invest up to 35% of its total assets in obligations rated below the four highest ratings of Moody's or S&P, with no minimum rating required. Such securities, which are considered to have speculative characteristics, include securities rated in the lowest rating categories of Moody's or S&P (commonly referred to as "junk bonds"), which are extremely speculative and may be in default with respect to payment of principal or interest.

The Fund may also invest up to 35% of its total assets in fixed-income obligations having durations longer than 10 years, up to 25% of its total assets in convertible debt obligations and preferred stocks, and up to 20% of its total assets in securities of foreign issuers, including foreign governments. The Fund will not invest in common stocks, and any common stocks received through conversion of convertible debt obligations will be sold in an orderly manner. Changes in interest rates will affect the value of the Fund's portfolio investments.

Bank CDs and bankers' acceptances in which the Fund may invest are limited to U.S. dollar-denominated instruments of domestic banks, including their branches located outside the United States, and of domestic branches of foreign banks. In addition, the Fund may invest in U.S. dollar-denominated, non-negotiable TDs issued by foreign branches of domestic banks and London branches of foreign banks and negotiable certificates of deposit issued by London branches of foreign banks. The foregoing investments may be made provided that the bank has capital, surplus and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million as of the date of investment. Investments in obligations of foreign branches of domestic banks, foreign banks, and domestic branches of foreign banks involve risks that are different from investments in securities of domestic banks, and are discussed in more detail under "Risk Factors."

The Fund may invest up to 25% of its total assets in securities representing interests in pools of assets such as mortgage loans, motor vehicle installment purchase obligations and credit card receivables ("asset backed securities"), which include classes of obligations collateralized by mortgage loans or mortgage pass-through certificates ("CMOs"). The Fund is authorized to borrow money for temporary administrative purposes and to pledge its assets in connection with such borrowings.

The Fund may invest up to 20% of its assets in foreign securities.

In pursuing its objectives, the Fund follows fundamental investment policies and operating (non-fundamental) investment policies described under "Investment Restrictions."

PIONEER STRATEGIC INCOME PORTFOLIO

The Fund invests, under normal market conditions, at least 80% of its total assets in debt securities. The subadviser allocates the Fund's investments among the following three segments of the debt markets: (i) below investment grade (high yield) securities of U.S. and non-U.S. issuers; (ii) investment grade securities of U.S. issuers; and (iii) investment grade securities of non-U.S. issuers.

Investment grade debt securities are regarded as having an adequate capacity to pay interest and repay principal. Debt securities rated BBB by S&P or Baa by Moody's are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuer's ability to pay interest and repay principal.


Below investment grade debt securities are those rated "BB" and below by S&P or the equivalent rating of other nationally recognized securities rating organizations. See Appendix A for a description of rating categories.


Below investment grade debt securities or comparable unrated securities are commonly referred to as "junk bonds" and are considered predominantly speculative and may be questionable as to principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments. The amount of high yield securities outstanding has proliferated as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on the Fund's net asset value to the extent that it invests in such securities. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the Fund may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, lower rated securities generally involve greater risks of loss of income and principal than higher rated securities. The Fund's subadviser will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

For purposes of the Fund's credit quality policies, if a security receives different ratings from nationally recognized securities rating organizations, the Fund will use the rating chosen by the portfolio manager as most representative of the security's credit quality. If a rating organization downgrades the quality rating assigned to one or more of the Fund's portfolio securities, Pioneer will consider what actions, if any, are appropriate including selling the downgraded security or purchasing additional investment grade securities of the appropriate credit quality as soon as it is prudent to do so.

The Fund may purchase municipal obligations when the subadviser believes that they offer favorable rates of income or capital gain potential when compared to a taxable investment. The term "municipal obligations" generally is understood to include debt obligations issued by municipalities to obtain funds for various public purposes, the interest on which is, in the opinion of bond counsel to the issuer, excluded from gross income for regular U.S. Federal income tax purposes. In addition, if the proceeds from private activity bonds are used for the construction, repair or improvement of privately operated industrial or commercial facilities, the interest paid on such bonds may be excluded from gross income for regular U.S. Federal income tax purposes, although current Federal tax laws place substantial limitations on the size of these issues.

The two principal classifications of municipal obligations are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Sizable investments in these obligations could involve an increased risk to the Fund should any of the related facilities experience financial difficulties. Private activity bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. There are, of course, variations in the security of municipal obligations, both within a particular classification and between classifications.

The mortgage derivatives in which the Fund may invest include interests in CMOs, real estate mortgage investment conduits and stripped mortgage-backed securities.

DEFENSIVE STRATEGIES. At times, the subadviser may judge that conditions in the securities market make pursuing the Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times, the subadviser may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of the Fund's assets.

In pursuing its objectives, the Fund follows fundamental investment policies and operating (non-fundamental) investment policies described under "Investment Restrictions."

MANAGED ALLOCATION SERIES: AGGRESSIVE PORTFOLIO

The Aggressive Strategy Portfolio seeks long-term growth of capital by investing, under normal conditions, 100% of its assets in other investment companies ("Underlying Funds") that invest primarily in equity securities. The Underlying Funds use a wide variety of investment styles, and the Fund generally will have exposure, indirectly through the Underlying Funds, to the equity securities of companies of various sizes and may also have some exposure to the securities of foreign issuers.

MANAGED ALLOCATION SERIES: CONSERVATIVE PORTFOLIO

The Conservative Strategy Portfolio seeks a high level of current income with some consideration given to growth of capital, by investing, under normal conditions, 100% of its assets in other investment companies

("Underlying Funds"). The subadviser normally allocates the Fund's assets among Underlying Funds as follows:

     . 60-90% of its total assets in Underlying Funds that invest primarily in fixed-income securities

     .    10-40% in Underlying Funds that invest primarily in equity securities.

While the actual allocations will vary at any given time, the subadviser expects that over the long term they will average out to be approximately in the middle of these allocation ranges.

The Underlying Funds use a wide variety of investment styles, and the Fund generally will have exposure, indirectly through the Underlying Funds, to fixed-income securities of various types (E.G., corporate bonds, U.S. government and agency bonds, mortgage- and asset-backed securities, and money market instruments), and of various credit qualities and maturities. Similarly, the Fund will have indirect exposure to the equity securities of companies of various sizes. The Fund will have exposure mainly to the securities of U.S. issuers, but may also have some exposure to the securities of foreign issuers.

MANAGED ALLOCATION SERIES: MODERATE-CONSERVATIVE PORTFOLIO

The Moderate-Conservative Strategy Portfolio seeks a balance between a high level of current income and growth of capital, with a greater emphasis on income, by investing, under normal conditions, 100% of its assets in other investment companies ("Underlying Funds"). The subadviser normally allocates the Fund's assets among Underlying Funds as follows:

     . 45-75% of its total assets in Underlying Funds that invest primarily fixed-income securities

     .    25-55% in Underlying Funds that invest primarily in equity securities.

While the actual allocations will vary at any given time, the subadviser expects that over the long term they will average out to be approximately in the middle of these allocation ranges.

The Underlying Funds use a wide variety of investment styles, and the Fund generally will have exposure, indirectly through the Underlying Funds, to fixed-income securities of various types (E.G., corporate bonds, U.S. government and agency bonds, mortgage- and asset-backed securities, and money market instruments), and of various credit qualities and maturities and the Fund will have indirect exposure to the equity securities of companies of various sizes and indirect exposure to. The Fund will have exposure mainly to the securities of U.S. issuers, but may also have some exposure to the securities of foreign issuers.

MANAGED ALLOCATION SERIES: MODERATE PORTFOLIO

The Moderate Strategy Portfolio seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital, by investing, under normal conditions, 100% of its assets in other investment companies ("Underlying Funds"). The subadviser normally allocates the Fund's assets among Underlying Funds as follows:

     . 45-75% of its total assets in Underlying Funds that invest primarily in equity securities

     . 25-55% in Underlying Funds that invest primarily in fixed-income securities.

While the actual allocations will vary at any given time, the subadviser expects that over the long term they will average out to be approximately in the middle of these allocation ranges.

The Underlying Funds use a wide variety of investment styles, and the Fund generally will have exposure, indirectly through the Underlying Funds, to the equity securities of companies of various sizes and indirect exposure to fixed-income securities of various types (E.G., corporate bonds, U.S. government and agency bonds, mortgage- and asset-backed securities, and money market instruments), and of various credit qualities and maturities. The Fund will have exposure mainly to the securities of U.S. issuers, but may also have some exposure to the securities of foreign issuers.

MANAGED ALLOCATION SERIES: MODERATE-AGGRESSIVE PORTFOLIO

The Moderate-Aggressive Strategy Portfolio seeks long-term growth of capital by investing, under normal conditions, 100% of is assets in other investment companies ("Underlying Funds"). The subadviser normally allocates the Fund's assets among Underlying Funds as follows:

     . 60-80% of its total assets in Underlying Funds that invest primarily in equity securities

     . 20-40% in Underlying Funds that invest primarily in fixed-income securities.

While the actual allocations will vary at any given time, the subadviser expects that over the long term they will average out to be approximately in the middle of these allocation ranges.

The Underlying Funds use a wide variety of investment styles, and the Fund generally will have exposure, indirectly through the Underlying Funds, to the equity securities of companies of various sizes and indirect exposure to fixed-income securities of various types (E.G., corporate bonds, U.S. government and agency bonds, mortgage- and asset-backed securities, and money market instruments), and of various credit qualities and maturities. The Fund will have exposure mainly to the securities of U.S. issuers, but may also have some exposure to the securities of foreign issuers.

FOR THE MANAGED ALLOCATION SERIES: AGGRESSIVE PORTFOLIO, MODERATE-AGGRESSIVE PORTFOLIO, MODERATE PORTFOLIO, MODERATE-CONSERVATIVE PORTFOLIO AND CONSERVATIVE PORTFOLIO

The Subadviser uses its proprietary technology to aid in allocating assets within the universe of the Underlying Funds (as identified by TAMIC, as described below) taking into consideration the Fund's investment strategy. Periodically, the Subadviser will re-evaluate asset allocations and if, based upon its proprietary technology an adjustment to the allocation is appropriate, and consistent with the Fund's investment strategy set forth herein, then the Subadviser shall reallocate assets among the Underlying Funds. The subadviser may also consider factors such as an Underlying Fund's investment style and market capitalization weightings when making its investment decisions, in order to take advantage of medium-term trends.

Underlying Funds may include any investment company for which TAMIC or any of its affiliates serves as investment adviser and that is offered to insurance company separate accounts. TAMIC is responsible for selecting a universe of such funds that may be used by the subadviser as Underlying Funds. Certain investment companies advised by TAMIC may be given preference for use as Underlying Funds over similar funds advised by TAMIC affiliates.

                             INVESTMENT RESTRICTIONS

The Funds (generally excluding Equity Income and Large Cap Portfolios and except as indicated otherwise below) adopted the following investment policies as fundamental (those that may not be changed without shareholder approval).

FUNDAMENTAL POLICIES

Each of the Trust's Portfolios (including Equity Income and Large Cap Portfolios), irrespective of any fundamental or non-fundamental, operating investment policies, may invest all or a portion of its assets in one or more investment companies without a shareholder vote.

     1. DIVERSIFICATION: (except MFS Mid Cap Growth Portfolio, Salomon Brothers Strategic Total Return Bond Portfolio and Managed Allocation Series:
Conservative Portfolio, Moderate Portfolio, Moderate-Conservative Portfolio, Moderate-Aggressive Portfolio, Aggressive Portfolio) with respect to 75% of its assets, a Fund may not purchase a security other than a security issued or guaranteed by the U.S. Government, its agencies, instrumentalities, or government-sponsored enterprises or a security of an investment company if, as a result: (1) more than 5% of the Fund's total assets would be invested in the securities of a single issuer, or (2) the Fund would own more than 10% of the outstanding voting securities of any single issuer.

     2. INDUSTRY CONCENTRATION: a Fund may not purchase a security if, as a result, more than 25% of the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry. For purposes of this policy, there is no limit on: (1) investments in U. S. government securities, in repurchase agreements covering U.
S. government securities, in securities issued by the states, territories or possessions of the United States ("municipal securities") or in foreign government securities; or (2) investment in issuers domiciled in a single jurisdiction. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that, except to the extent that it invests in other investment companies pursuant to Section 12(d)(1)(A) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

     3. BORROWING: a Fund may not borrow money if, as a result, outstanding borrowings would exceed an amount equal to one-third of the Fund's total assets.

     4. REAL ESTATE: a Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business).

     5. LENDING: a Fund may not make loans to other parties if, as a result, more than one third of its total assets would be loaned to other parties. For purposes of this policy, entering into repurchase agreements, lending securities and acquiring any debt security are not deemed to be the making of loans.

     6. COMMODITIES: a Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts and options on futures or from investing in securities or other instruments backed by physical commodities).

     7. UNDERWRITING: a Fund may not be an underwriter (as that term is defined in the 1933 Act) of securities issued by other persons except, to the extent that in connection with the disposition of its assets, the Fund may be deemed to be an underwriter.

     8. SENIOR SECURITIES: a Fund may not issue any class of senior securities except to the extent consistent with the 1940 Act.

     9. EXERCISING CONTROL OF ISSUERS: the AIM Capital Appreciation Portfolio may not invest for the purpose of exercising control over or management of any company, except to the extent that the Fund may purchase securities of other investment companies.

     10. TRANSACTIONS WITH OFFICERS AND DIRECTORS: The Travelers Managed Income Portfolio may not purchase securities from or sell securities to any of its officers or directors, except with respect to its own shares and as is permissible under applicable statues, rules and regulations.

NON-FUNDAMENTAL POLICIES

The following investment policies are non-fundamental policies that each Fund (generally excluding Equity Income and Large Cap Portfolios and except as otherwise noted below) currently complies with:

     1. MFS MID CAP GROWTH PORTFOLIO, SALOMON BROTHERS STRATEGIC TOTAL RETURN BOND PORTFOLIO AND MANAGED ALLOCATION SERIES: CONSERVATIVE PORTFOLIO, MODERATE PORTFOLIO, MODERATE-CONSERVATIVE PORTFOLIO, MODERATE-AGGRESSIVE PORTFOLIO, AGGRESSIVE PORTFOLIO are "non-diversified" as that term is defined in the 1940 Act. To the extent required to qualify as a regulated investment company under the Code, a Fund may not purchase a security (other than a U.S. government security or a security of an investment company) if, as a result: (1) with respect to 50% of its assets, more than 5% of the Fund's total assets would be invested in the securities of any single issuer; (2) with respect to 50% of its assets, the Fund would own more than 10% of the outstanding securities of any single issuer; or (3) more than 25% of the Fund's total assets would be invested in the securities of any single issuer. Although Conservative Portfolio, Moderate Portfolio, Moderate-Conservative Portfolio, Moderate-Aggressive Portfolio, and Aggressive Portfolio are classified as non-diversified" they are currently operating as diversified funds.

     2. BORROWING: for purpose of the borrowing limitation, the following are not treated as borrowings to the extent they are fully collateralized: (1) the delayed delivery of purchased securities (such as the purchase of when-issued securities); (2) reverse repurchase agreements; (3) dollar-roll transactions; and (4) the lending of securities ("leverage transactions"). (See Fundamental Policy No. 3 "Borrowing.")

     3. LIQUIDITY: No Fund will invest more than 15% of its net assets in: (1) securities that cannot be disposed of within seven days at their then-current value; (2) repurchase agreements not entitling the holder to payment of principal within seven days; and, (3) securities subject to restrictions on the sale of the securities to the public without registration under the 1933 Act ("restricted securities") that are not readily marketable. Each Fund may treat certain restricted securities as liquid pursuant to guidelines adopted by the Trust's Board of Trustees.

     4. EXERCISING CONTROL OF ISSUERS: No Fund will make investments for the purpose of exercising control of an issuer. Investments by a Fund in entities created under the laws of foreign countries solely to facilitate investment in securities in that country will not be deemed the making of investments for the purpose of exercising control. (See Fundamental Policy No. 9 in regards to AIM CAPITAL APPRECIATION PORTFOLIO, for which this is a fundamental policy.)

     5.   OTHER INVESTMENT COMPANIES:

          a. For all Funds except Strategic Equity Portfolio, AIM Capital Appreciation Portfolio, Van Kampen Enterprise Portfolio, Salomon Brothers Strategic Total Return Bond Portfolio, Travelers Managed Income Portfolio and Pioneer Strategic Income Portfolio: no Fund will invest in securities of another investment company, except to the extent permitted by the 1940 Act and the rules, and regulations and exemptions thereunder.

          b. For Strategic Equity Portfolio: the Fund may not purchase securities issued by any other registered investment company or investment trust except (a) by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or (b) where no commission or profit to a sponsor or dealer results from such purchase, or (c) when such purchase, though not in the open market, is part of a plan of merger or consolidation; provided, however, that the Fund will not purchase such securities if such purchase at the time thereof would cause more than 5% of its total assets (taken at market value) to be invested in the securities of such issuers; and, provided further, that the Fund's purchases of securities issued by an open-end investment company will be consistent with the provisions of the 1940 Act.

          c. For AIM Capital Appreciation Portfolio: notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, the Fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and restrictions as the Fund; and, the Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

          d. For Van Kampen Enterprise Portfolio: the Fund may not acquire securities of any other domestic or foreign investment company or investment fund except in connection with a plan of merger or consolidation with or acquisition of substantially all the assets of such other investment company or to acquire shares of other open-end investment companies to the extent permitted by rule or order of the SEC exempting the fund from the limitations imposed by Section 12(d)(1) of the 1940 Act. Notwithstanding any other investment restriction of the Fund, the Fund may invest all of its investable assets in an open-end management investment company having the same investment objective and restrictions as the Fund.

          e. For Salomon Brothers Strategic Total Return Bond Portfolio: the Fund may not invest more than 10% of its total assets in shares of other investment companies and invest more than 5% of its total assets in any one investment company or acquire more than 3% of the outstanding voting securities of any one investment company (provided, however, that the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies, and limitations as the Fund).

          f. For Travelers Managed Income Portfolio: the Fund may not purchase securities of any other investment company except as part of a plan of merger or consolidation. Notwithstanding any other investment restriction of the Fund, the Fund may invest all of its investable assets in an open-end management investment company having the same investment objective and restrictions as the Fund.

          g. For Pioneer Strategic Income Portfolio: the Fund may not invest in securities of other registered open-end investment companies except as they may be acquired as part of a merger or consolidation or acquisition of assets. Notwithstanding any other investment restriction of the Fund, the Fund may invest all of its investable assets in an open-end management investment company having the same investment objective and restrictions as the Fund.

     6.   SHORT SALES:

          a. For Disciplined Mid Cap Stock, Mercury Large Cap Core (formerly, Merrill Lynch Large Cap Core), U.S. Government Securities, Travelers Managed Income, Van Kampen Enterprise, MFS Total Return, Salomon Brothers Strategic Total Return, and Pioneer Strategic Income Portfolios: no Fund will sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options on futures are not deemed to constitute selling securities short.

          b. For Zero Coupon Bond Fund Portfolio (Series 2005): no Fund will make short sales of securities or maintain a short position, except to the extent of 5% of the Fund's net assets (excluding the value of any securities sold short against-the-box), and provided that transactions in futures contracts and options on futures are not deemed to constitute selling securities short.

          c. For Federated High Yield Portfolio: the Fund will not sell securities short except, under strict limitations, the Fund may maintain open short positions so long as not more than 10% of the value of its net assets is held as collateral for those positions, and provided that transactions in options, and futures contracts and options on futures are not deemed to constitute selling securities short.

     7. PURCHASING ON MARGIN: No Fund will purchase securities on margin, except that the Fund may use short-term credit for the clearance of its portfolio transactions, and provided that initial and variation margin payments in connection with futures contracts and options on futures contracts or other permissible investments shall not constitute purchasing securities on margin.

     8. LENDING: No Fund will lend a security if, as a result, the amount of loaned securities would exceed an amount equal to one-third of the Fund's total assets.

     9. PLEDGING: No Fund will pledge its assets except as permitted by the 1940 Act.

     10.  SHAREHOLDER NOTICE (except MFS Value, Managed Allocation Series:
Aggressive Portfolio, Conservative Portfolio, Moderate Portfolio,
Moderate-Aggressive Portfolio, Moderate-Conservative Portfolio): Each Fund will notify shareholders at least 60 days' prior to changing its 80% investment policy.

     11. INVESTMENTS IN INTERESTS IN OIL, GAS OR MINERAL EXPLORATION OR DEVELOPMENT PROGRAMS: For Strategic Equity Portfolio, Van Kampen Enterprise Portfolio, MFS Total Return Portfolio, Salomon Brothers Strategic Total Return Bond Portfolio, Travelers Managed Income Portfolio, Pioneer Strategic Income
Portfolio: no Fund may invest in interests in oil, gas, or other mineral exploration or development programs or leases, although the Fund may purchase securities which are secured by such interests and may purchase securities of issuers which invest in or deal in oil, gas or other mineral exploration or development programs.

     12.  WARRANTS: For Strategic Equity Portfolio, Van Kampen Enterprise
Portfolio: no Fund may purchase warrants, if, as a result, the Fund would have more than 5% of its total assets invested in warrants or more than 2% of its total assets invested in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange.

     13. NEW OR UNSEASONED COMPANIES: For Van Kampen Enterprise Portfolio, Salomon Brothers Strategic Total Return Bond Portfolio, Travelers Managed Income
Portfolio: no Fund may invest more than 5% of the value of its total assets in securities of companies which (including predecessor companies or operations) have been in business less than three years, provided, however, that this limitation excludes shares of other open-end investment companies owned by the Fund but includes the Fund's pro rata portion of the securities and other assets owned by any such company.

     14. INADEQUATE INFORMATION: the Van Kampen Enterprise Portfolio may not invest in any security about which information is not available with respect to history, management, assets, earnings, and income of the issuer except to acquire shares of other open-end investment companies to the extent permitted by rule or order of the SEC exempting the Fund from the limitations imposed by
Section 12(d)(1) of the 1940 Act.

     15. UNLIMITED LIABILITY: the Van Kampen Enterprise Portfolio may not make any investment which involves promotion or business management by the Fund or which would subject the Fund to unlimited liability.

     16. PUTS, CALLS, STRADDLES, SPREADS: the Travelers Managed Income Portfolio may not invest in puts, calls, straddles, spreads and any combination thereof.

     17. PRIVATE PLACEMENT: the Van Kampen Enterprise Portfolio may not acquire any private placement if it would cause more than 2% of the net assets of the Fund, as determined at the time the Fund agrees to any such acquisition, to be invested in private placements and other assets not having readily available market quotations, provided, however, that this limitation excludes shares of other open-end investment companies owned by the Fund but includes the Fund's pro rata portion of the securities and other assets owned by any such company; and, provided further, that this limitation excludes securities that have been issued pursuant to Rule 144A under the 1933 Act ("Rule 144A securities").

                              VALUATION AND PRICING

VALUATION. We determine current value for a Fund's portfolio securities as follows:

     . securities traded on national securities markets are valued at the closing prices on such markets

     . securities for which no sales prices were reported and U.S. government and agency obligations are valued at the mean between the last reported bid and ask prices or on the basis of quotations received from unaffiliated reputable brokers or other recognized sources

A Fund values short-term money market instruments with maturities of 60 days or less at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount) which, when combined with accrued interest receivable, approximates market value. All other investments are valued at fair value as determined in good faith by the Board.

PRICING. We compute the Fund's net asset value per share as of the close of regular trading on the New York Stock Exchange ("Exchange") (currently 4:00 p.m. Eastern time) each day the Exchange is open for business. It is expected that the Exchange will be closed on Saturdays and Sundays and on the observed holidays of New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share is arrived at by determining the value of the Fund's assets, subtracting its liabilities, and dividing the result by the number of shares outstanding. Fund shares are redeemed at the redemption value next determined after the Fund receives a redemption request. The redemption value is the net asset value adjusted for fractions of a cent and may be more or less than the shareholder's cost depending upon changes in the value of the Fund's portfolio between purchase and redemption.

When market prices or quotations are not readily available or appear to be unreliable, or if a significant event has occurred between the time at which a market price is determined and the time at which a Fund's NAV is calculated, an asset may be valued at "fair value" as determined in good faith in accordance with procedures adopted by the Trust's Board of Trustees. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before a Fund's NAV is calculated. The Funds use a fair value model developed by a pricing service to value foreign securities on days when there is a certain percentage change in the value of a domestic equity security index. Such percentage may be changed from time to time.

We compute a Fund's redemption value as of the close of the Exchange at the end of the day on which it has received all proper documentation from the shareholder. Redemption proceeds are normally wired or mailed either the same or the next business day, but in no event later than seven days thereafter.

A Fund may temporarily suspend the right to redeem its shares when: (1) the Exchange is closed, other than customary weekend and holiday closings; (2) trading on the Exchange is restricted; (3) an emergency exists as determined by the SEC so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable; or (4) the SEC, for the protection of shareholders, so orders.

                                  DISTRIBUTIONS

The Trust intends to distribute dividends from each Fund's net investment income and all net realized capital gains annually in shares or, at the option of the shareholder, in cash. When a Fund makes a distribution, it intends to distribute only its net capital gains and such income as has been predetermined to be taxable as ordinary income. Therefore, net investment income distributions will not be made on the basis of distributable income as computed on the Fund's books but will be made on a federal income tax basis.

                              TRUSTEES AND OFFICERS

Under Massachusetts law, the Trust's Board has absolute and exclusive control over the management and disposition of all assets of the Funds. Subject to the provisions of the Declaration of Trust, the business and affairs of the Funds are managed by the Board of Trustees or other parties so designated by the Board. The following tables give information about each trustee and the officers of the Funds.

OFFICERS AND INTERESTED TRUSTEE

                                                                                                       Number of
                                                                                                     Portfolios in    Other Public
                                                 Term of                                                 Fund            Company
                                               Office and                                               Complex       Directorships
                           Position(s) Held     Length of     Principal Occupation During Last Five   Overseen by         Held by
Name Address and Age          with Fund        Time Served                   Years                      Director         Director
------------------------  ------------------  -------------  --------------------------------------  --------------  ---------------
Elizabeth M. Forget*        Chairman of       Since July     President, Met Investors Advisory LLC        66             None
260 Madison Ave.            the Board,        2005           (2000 to present); Executive Vice
11th Floor                     Chief                         President (2000 to present) and Chief
New York, NY                 Executive                       Marketing Officer (2003 to present),
Age 39                      Officer and                      MetLife Investors Group, Inc;
                             President                       President, TAMIC (July 2005 -
                                                             present); Senior Vice President,
                                                             Equitable Distributors, Inc. and Vice
                                                             President, Equitable Life Assurance
                                                             Society of the United States (1996 to
                                                             2000).

Paul Cellupica             Secretary and      Since July     Chief Counsel, Securities Products and       N/A             N/A
MetLife, Inc.               Chief Legal       2005           Regulation, MetLife Inc. (2004 -
One MetLife Plaza             Officer                        present); Vice President and Chief
27-01 Queens Plaza North                                     Legal Officer, TAMIC (July 2005 -
Long Island City, NY                                         present); Assistant Director, Division
11101                                                        of Investment Management, U.S.
Age 41                                                       Securities and Exchange Commission
                                                             (2001-2003), Senior
                                                             Special Counsel, Division
                                                             of Investment Management,
                                                             Securities and Exchange
                                                             Commission (2000-2001).

Peter Duffy                    Chief          Since July     Senior Vice President, MetLife               N/A             N/A
MetLife Advisers LLC         Financial        2005           Advisers, since December 1998; Senior
501 Boylston Street         Officer and                      Vice President; NELICO; Vice
Boston, MA 02116             Tresurer                        President, MetLife; formerly, Vice
Age 49                                                       President and Treasurer, Zenith Fund

Jeffrey P. Halperin        Interim Chief      Since          Assistant Vice President, Corporate          N/A             N/A
Metropolitan Life           Compliance        November       Ethics and Compliance Department,
Insurance Company             Officer         2005           MetLife, Inc. (October 2002 -
One MetLife Plaza                                            present); interim Chief Compliance
27-01 Queens Plaza North                                     Officer of funds sponsored by MetLife
Long Island City, NY                                         and its affiliates (November 2005 -
11101                                                        present); Associate, Goldman Sachs &
Age 37                                                       Co. (May 2000 - July 2001).

NON-INTERESTED TRUSTEES

                                                                                                                        Other
                                                                                                       Number of    Directorships in
                                                 Term of                                             Portfolios in      Public
                              Position(s)       Office and                                            Fund Complex    Companies
                               Held with        Length of    Principal Occupation During Last Five    Overseen by      Held by
Name Address and Age             Fund          Time Served                   Years                     Director        Director
------------------------  ------------------  -------------  --------------------------------------  -------------  ----------------
Robert E. McGill, III     Trustee             Since 1991     Retired manufacturing executive.             39            None
295 Hancock Street                                           Director (1983-1995), Executive Vice
Williamstown, MA                                             President (1989-1994) and Senior Vice
Age 74                                                       President, Finance and Administration
                                                             (1983-1989), The Dexter Corporation
                                                             (manufacturer of specialty chemicals
                                                             and materials); Vice Chairman
                                                             (1990-1992), Director (1983-1995),
                                                             Life Technologies, Inc. (life
                                                             science/biotechnology products);
                                                             Director, (1994-1999), The
                                                             Connecticut Surety Corporation
                                                             (insurance); Director (1995-2000),
                                                             Chemfab Corporation (specialty
                                                             materials manufacturer); Director
                                                             (1999-2001), Ravenwood Winery, Inc.;
                                                             Director (1999-2003), Lydall Inc.
                                                             (manufacturer of fiber materials);
                                                             Member, Board of Managers
                                                             (1974-present), six Variable Annuity
                                                             Separate Accounts of The Travelers
                                                             Insurance Company+; Trustee
                                                             (1990-present), five Mutual Funds
                                                             sponsored by The Travelers
                                                             Insurance Company.++

Lewis Mandell             Trustee             Since 1991     Professor of Finance and Managerial          39            Director
160 Jacobs Hall                                              Economics, University at Buffalo                        (2000-present),
Buffalo, NY                                                  since 1998. Dean, School of                             Delaware North
Age 62                                                       Management (1998-2001), University at                        Corp.
                                                             Buffalo; Dean, College of Business                       (hospitality
                                                             Administration (1995-1998), Marquette                      business)
                                                             University; Professor of Finance
                                                             (1980-1995) and Associate Dean
                                                             (1993-1995), School of Business
                                                             Administration, and Director, Center
                                                             for Research and Development in
                                                             Financial Services (1980-1995),
                                                             University of Connecticut; Member,
                                                             Board of Managers (1990-present), six
                                                             Variable Annuity Separate Accounts of
                                                             The Travelers Insurance Company+;
                                                             Trustee (1990-present), five Mutual
                                                             Funds sponsored by The Travelers
                                                             Insurance Company.++

Frances M. Hawk,          Trustee             Since 1991     Private Investor, (1997-present);            39              None
CFA, CFP                                                     Portfolio Manager (1992-1997), HLM
108 Oxford Hill Lane                                         Management Company, Inc. (investment
Downingtown, PA                                              management); Assistant Treasurer,
Age 57                                                       Pensions and Benefits. Management
                                                             (1989-1992), United Technologies
                                                             Corporation (broad-based designer and
                                                             manufacturer of high technology
                                                             products); Member, Board of Managers
                                                             (1991-present), six Variable Annuity
                                                             Separate Accounts of The Travelers
                                                             Insurance Company+; Trustee
                                                             (1991-present), five Mutual Funds
                                                             sponsored by The Travelers
                                                             Insurance Company.++

----------
+ The six Variable Annuity Separate Accounts are: The Travelers Growth and Income Stock Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities, The Travelers Money Market Account for Variable Annuities, Tactical Growth and Income Stock Account for Variable Annuities, Tactical Short-Term Bond Account for Variable Annuities and Tactical Aggressive Stock Account for Variable Annuities.
++ The five Mutual Funds are: Capital Appreciation Fund, Money Market Portfolio, High Yield Bond Trust, Managed Assets Trust and The Travelers Series Trust.
* Ms. Forget is an "interested person" by virtue of her position as President of TAMIC.

Effective January 1, 2003, Mr. Knight Edwards retired from his directorship on the Board. He remains as an Emeritus Trustee. An Emeritus Trustee is permitted to attend meetings, but has no voting powers.

COMMITTEES. To operate more efficiently, the Board established two operating committees. The Nominating and Administration Committee recommends candidates for the nomination as members of the Board. The Committee also periodically reviews Board governance procedures, composition of the Board, compensation for the Board of Directors and the Committee monitors the performance of legal counsel employed by the Funds and the independent directors. The Nominating and Administration Committee will consider nominee recommendations by shareholders. Such recommendations should be submitted to the Fund in care of The Travelers Insurance Company, using the address on the cover page of this SAI. For the year ended December 31, 2004, the Nominating and Administration Committee met two times.

The Audit Committee monitors the appointment, compensation and termination of the Funds' independent auditors. The Committee also monitors the overall quality of the Funds' financial reports and other financial information, the independence and audit work of the Funds' independent auditors and the Funds' financial reporting policies, practices and internal controls. For the year ended December 31, 2004, the Audit Committee met one time.

For the year ended December 31, 2004, the members of the Nominating and Administration Committee and the Audit Committee were Robert E. McGill III, Lewis Mandell, and Frances M. Hawk.

COMPENSATION. Members of the Board who are also officers or employees of MetLife or its subsidiaries are not entitled to any fee for their services to the Trust. Effective May 1, 2005, the members of the Board who are not officers or employees of MetLife or its subsidiaries (the "Independent Trustees") receive an annual retainer of $36,000 for service on the Boards of the five mutual funds sponsored by TIC and the six managed separate accounts sponsored by TIC. They also receive a fee of $3,000 for each in-person meeting of such Boards attended and $750 for each telephonic meeting. The Chair of the Audit Committee receives an additional annual fee of $5,000, the Chair of the Nominating and Administration Committee receives an additional fee of $3,000, and the lead Independent Trustee receives an additional fee of $10,000 (when an Independent Trustee assumes the position of lead Trustee). Other than the chairs of the Committees, Trustees do not receive any additional compensation for their committee service. Board Members with 10 years of service may agree to provide services as an emeritus manager at age 72. Upon reaching 80 years of age, a Manager must elect status as an emeritus manager. An emeritus manager will receive 50% of the annual retainer and 50% of meeting fees, if attended, but in no event for more than 10 years. The chart below shows the compensation paid to Board Members for the year ended December 31, 2004. Mr. Knight Edwards, as emeritus director, was paid $13,760 for the year ended December 31, 2004.

COMPENSATION TABLE.
INTERESTED TRUSTEES

                                                       PENSION OR RETIREMENT    TOTAL COMPENSATION FROM
NAME OF PERSON,               AGGREGATE COMPENSATION  BENEFITS ACCRUED AS PART   FUND AND FUND COMPLEX
POSITION                          FROM FUND/(1)/          OF FUND EXPENSES         PAID TO DIRECTORS
---------------------------   ----------------------  ------------------------  -----------------------
Elizabeth Forget                       N/A                      N/A                      N/A
  Chairman and Trustee ....

INDEPENDENT TRUSTEES

                                                       PENSION OR RETIREMENT    TOTAL COMPENSATION FROM
NAME OF PERSON,               AGGREGATE COMPENSATION  BENEFITS ACCRUED AS PART   FUND AND FUND COMPLEX
POSITION                          FROM FUND/(1)/          OF FUND EXPENSES          PAID TO DIRECTORS
---------------------------   ----------------------  ------------------------  -----------------------
Robert E. McGill, III         $             2,634.62            N/A             $                68,500/(2)/
 Trustee ...............
Lewis Mandell
 Trustee ...............      $             1,923.08            N/A             $               50,000
Frances M. Hawk, CFA, CFP
 Trustee ...............      $             2,096.15            N/A             $               54,500

----------

(1) No compensation was deferred for any Trustee or Officer under a deferred compensation plan.
(2) Affiliates of the Adviser paid certain meeting fees for the year ended December 31, 2004.

The table below sets forth the dollar range of equity securities in the Funds beneficially owned by a Director, and, on an aggregate basis, in all registered investment companies overseen by a Director in the complex of Funds, as of December 31, 2004.

                                                                  AGGREGATE DOLLAR RANGE OF EQUITY
                                                                   SECURITIES IN ALL REGISTERED
                                                                 INVESTMENT COMPANIES OVERSEEN BY
                           DOLLAR RANGE OF EQUITY SECURITIES IN  DIRECTORS IN FAMILY OF INVESTMENT
TRUSTEE                               THE COMPANY                           COMPANIES
-----------------------    ------------------------------------  ----------------------------------
Elizabeth Forget ......                  None                                  None
Robert E. McGill, III .                  None                                  None
Lewis Mandell .........                  None                                  None
Frances M. Hawk .......                  None                                  None

                                 CODE OF ETHICS

Pursuant to Rule 17j-1 of the 1940 Act, the Funds, their investment advisers and subadvisers, and the principal underwriter have adopted codes of ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Funds. All personnel must place the interest of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility.

                              DECLARATION OF TRUST

The Trust is organized as a Massachusetts business trust. Pursuant to certain decisions of the Supreme Judicial Court of Massachusetts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, even if the Trust were held to be a partnership, the possibility of its shareholders incurring financial loss for that reason appears remote because the Declaration of Trust contains an express disclaimer of shareholder liability for the Trust's obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees, and because the Declaration of Trust provides for indemnification out of Trust property for any shareholder held personally liable for the obligations of the Trust.

                          INVESTMENT ADVISORY SERVICES

As described above, the Board monitors the activities of those entities that provide investment management and subadvisory services to the Funds. TIA and TAMIC provide investment supervision to the Funds described herein in accordance with each Fund's investment objectives, policies and restrictions. The advisers' responsibilities generally include the following:

          (1) engaging the services of one or more firms to serve as subadvisers to the Funds;

          (2) reviewing from time to time the investment policies and restrictions of the Funds in light of the Fund's performance and otherwise and after consultation with the Board, recommending any appropriate changes to the Board;

          (3) supervising the investment program prepared for the Funds by the subadviser;

          (4) monitoring, on a continuing basis, the performance of the Fund's securities;

          (5) arranging for the provision of such economic and statistical data as the advisers shall determine or as may be requested by the Board; and

          (6) providing the Board with such information concerning important economic and political developments as the advisers deem appropriate or as the Board requests.

THE ADVISERS

TRAVELERS INVESTMENT ADVISER, INC. ("TIA")

TIA manages the investment operations of Strategic Equity Portfolio, AIM Capital Appreciation Portfolio, Pioneer Strategic Income Portfolio, MFS Total Return Portfolio, Salomon Brothers Strategic Total Return Bond Portfolio and Van Kampen Enterprise Portfolio (each, a "TIA Portfolio") pursuant to management agreements entered into by the Trust on behalf of each TIA Portfolio. Effective July 1, 2005, TIA became an indirect wholly owned subsidiary of MetLife, Inc. Prior to that date, TIA was an indirect wholly-owned subsidiary of Citigroup Inc. TIA's principal offices are located at One Cityplace, Hartford, Connecticut, 06103.

TIA and the Trust have entered into a subadvisory agreement with a different subadviser for each TIA Portfolio. Pursuant to each subadvisory agreement, the subadviser is responsible for the day to day operations and investment decisions for the respective Fund and is authorized, in its discretion and without prior consultation with TIA, to: (a) manage the Fund's assets in accordance with the Fund's investment objective(s) and policies as stated in its Prospectus and this SAI; (b) make investment decisions for the Fund; (c) place purchase and sale orders for portfolio transactions on behalf of the Fund; and (d) employ professional portfolio managers and securities analysts who provide research services to the Fund.

TRAVELERS ASSET MANAGEMENT INTERNATIONAL COMPANY LLC ("TAMIC")

TAMIC serves as investment adviser to all of the portfolios not included in the TIA Portfolios (each, a "TAMIC Portfolio"). TAMIC was incorporated in 1978 under the laws of the State of New York. On February 15, 2000, TAMIC was converted into a Delaware Limited Liability Company. TAMIC is a registered investment adviser that has provided investment advisory services since its incorporation in 1978. Effective July 1, 2005, TAMIC became an indirect wholly owned subsidiary of MetLife, Inc. Prior to that date, TAMIC was an indirect wholly-owned subsidiary of Citigroup Inc. TAMIC's principal offices are located at 242 Trumbull Street, Hartford, Connecticut, 06115.

TAMIC and the Trust have entered into subadvisory agreements with different subadvisers for the TAMIC Portfolios. Under the terms of investment subadvisory agreements, each subadviser provides an investment program for the Funds. The subadvisers make all determinations with respect to the purchase and sale of the portfolio securities (subject to the terms and conditions of the particular Fund's investment objective, policies, and restrictions and to the supervision of the Board and TAMIC) and place and execute, in the Fund's name, all orders for the portfolio transactions.

THE SUBADVISERS

For services rendered to the Portfolios, each subadviser charges a fee to TIA and TAMIC. No Fund pays any portion of a subadviser's fee, nor does a Fund have any obligation or responsibility to do so.

A I M CAPITAL MANAGEMENT, INC.
AIM CAPITAL APPRECIATION PORTFOLIO

AIM Capital Appreciation Portfolio is advised by A I M Capital Management, Inc. ("AIM Capital"). AIM Capital is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046 and is a wholly owned subsidiary of A I M Management Group Inc. A I M Management Group Inc. is a holding company engaged in the financial services business and is a wholly owned subsidiary of AMVESCAP PLC.

FEDERATED INVESTMENT MANAGEMENT COMPANY
FEDERATED HIGH YIELD PORTFOLIO

Federated Investment Management Company ("Federated"), a Delaware business trust organized on April 11, 1989, is a registered investment adviser under the 1940 Act. It is a subsidiary of Federated Investors, Inc. All of the Class A (voting) shares of Federated Investors, Inc. are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Inc., Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Trustee of Federated Investors, Inc.

Federated and other subsidiaries of Federated Investors, Inc. serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $179 billion as of December 31, 2004 invested across more than 150 funds under management and/or administration by its subsidiaries, as of December 31, 2004, Federated Investors, Inc. is one of the largest mutual fund investment managers in the United States. With more than 1,800 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through 4,000 financial institutions nationwide.

FEDERATED EQUITY MANAGEMENT COMPANY OF PENNSYLVANIA
FEDERATED STOCK PORTFOLIO

Federated Equity Management Company of Pennsylvania ("FEMCOPA") serves as subadviser to Federated Stock Portfolio effective January 1, 2004. Prior to January 1, 2004, Federated Investment Management served as the subadviser. Under a subadvisory agreement with TAMIC, Federated continually conducts investment research and supervision for the Fund and is responsible for the purchase or sale of portfolio instruments.

FIDELITY MANAGEMENT & RESEARCH COMPANY
EQUITY INCOME PORTFOLIO
LARGE CAP PORTFOLIO
STRATEGIC EQUITY PORTFOLIO

Fidelity Management & Research Company ("FMR") serves as the subadviser to Equity Income and Large Cap Portfolios under a subadvisory agreement with TAMIC, and the subadviser to Strategic Equity Portfolio under a subadvisory agreement with TIA. FMR is an investment adviser registered as such with the SEC. Its principal office is located at 82 Devonshire Street, Boston, MA 02109-3614. As of March 30, 2004, FMR and its affiliates, Fidelity management & Research (U.K.) Inc. ("FMR U.K."), and Fidelity Management & Research (Far East) Inc. ("FMR Far East") managed over $610 billion in assets. FMR has entered into a sub-subadvisory agreement with FMR Co., Inc. ("FMRC"), pursuant to which FMRC has primary responsibility for choosing investments for the Strategic Equity Portfolio.

FMR Corp., organized in 1972, is the ultimate parent company of FMR, FMRC, FMR U.K. and FMR Far East. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the Investment Company Act of 1940, control of a company is presumed where on individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.

Under a revenue sharing arrangement, in 2003, FMR made payments from its resources to The Travelers Insurance Company in support of marketing and/or shareholder servicing activities for the Large Cap Portfolio that it subadvises. Effective January 1, 2004, these payments were discontinued.

FMR SUB-SUBADVISORY ARRANGEMENTS. FMR has sub-subadvisory agreements with FMR U.K. and FMR Far East. TAMIC is also a party to these agreements in its capacity as investment adviser. These subsubadvisers provide FMR with investment research and advice on issuers based outside the United States. Under the subsubadvisory agreements, FMR pays FMR U.K. fees equal to 110% and FMR Far East fees equal to 105% of the costs of providing these services.

The subsubadvisers may also provide investment management services. In return, FMR pays FMR U.K. and FMR Far East a fee equal to 50% of its monthly management fee with respect to a Fund's average net assets that the subsubadviser manages on a discretionary basis.

SECURITIES TRANSACTIONS. Equity Income and Large Cap Portfolios' subadviser is authorized to apply credits generated from brokerage activity towards third-party research services. The subadviser may place trades with certain brokers with which it is under common control, provided it determines that these affiliates' trade execution abilities, and costs are comparable to those of non-affiliated, qualified brokerage firms. The transaction quality must, however, comply with the requirements of Section 11(a) of the Securities Act of 1934, as amended, which prohibit members of national securities exchanges from executing exchange transactions for accounts which they or their affiliates manage, unless certain requirements are satisfied. Under the Section 11(a) requirements, the Board has authorized brokers affiliated with the subadviser to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules.

Equity Income and Large Cap Portfolios' subadviser may allocate brokerage transactions to broker-dealers who have entered into arrangements with the subadviser under which the broker-dealer allocates a portion of the compensation paid by either Fund toward payment of its expenses, such as transfer agent fees or custodian fees.

MONDRIAN INVESTMENT PARTNERS LTD.
MONDRIAN INTERNATIONAL STOCK PORTFOLIO (FORMERLY, LAZARD INTERNATIONAL STOCK PORTFOLIO)

Mondrian Investment Partners Ltd. ("Mondrian") serves as subadviser to the Fund. Mondrian is located at 80 Cheapside, 3rd Floor, London, England, EC2V 6EE. Prior to September 24, 2004, Mondrian was known as Delaware International Advisers Limited. Mondrian manages over $30 billion in international equity and fixed income, primarily for US institutional clients.

Prior to May 1, 2005, Lazard Asset Management LLC was the subadviser to the Fund (formerly, the Lazard International Stock Portfolio).

MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS")
MFS MID CAP GROWTH PORTFOLIO
MFS VALUE PORTFOLIO
MFS TOTAL RETURN PORTFOLIO

Massachusetts Financial Services Company (referred to as "MFS") is the Fund's sub-adviser. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Services of Canada, Inc., a diversified financial services organization. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of MFS organization were approximately $146.2 billion as of December 31, 2004. MFS is located at 500 Boylston Street, Boston, Massachusetts, 02116.

Effective February 25, 2005, for purposes of meeting the various asset levels and determining an effective fee rate for the portfolios subadvised by MFS, the combined average daily net assets of all three portfolios are used in performing the calculation.

Under a revenue sharing arrangement, in 2003, MFS made payments from its resources to The Travelers Insurance Company in support of marketing and/or shareholder servicing activities for the Funds that it subadvises. Effective January 1, 2004, these payments were discontinued.

MERRILL LYNCH INVESTMENT MANAGERS, L.P. ("MLIM")
MERCURY LARGE CAP CORE PORTFOLIO (FORMERLY, MERRILL LYNCH LARGE CAP CORE PORTFOLIO)

MLIM was established in 1976 to provide investment products to retail and institutional clients, and is a wholly owned subsidiary of Merrill Lynch & Cp., Inc. ("Merrill Lynch"), whose principal offices are located in Princeton New Jersey. Founded in 1885, Merrill Lynch is a leading global financial management and advisory company. As of December 31, 2004, MLIM had assets under management of approximately $496 billion. Prior to November 17, 2003, MFS was subadviser to the Fund (formerly the MFS Research Portfolio).

PIONEER INVESTMENT MANAGEMENT, INC. ("PIONEER")
PIONEER FUND PORTFOLIO
PIONEER MID CAP VALUE PORTFOLIO
PIONEER STRATEGIC INCOME PORTFOLIO

Pioneer, located at 60 State Street, Boston, MA 02109, serves as the investment subadviser to Pioneer Fund Portfolio since May 1, 2003. Pioneer is an indirect, majority owned subsidiary of UniCredito Italiano S.p.A, one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. The firm's U.S. mutual fund history included creating in 1928 one of the first mutual funds. As of December 31, 2004, assets under management were approximately $175 billion worldwide, including over $42 billion in assets under management by Pioneer. Prior to May 1, 2003, Smith Barney Fund Management was subadviser to the Pioneer Fund Portfolio (formerly, the Utilities Portfolio).

TIMCO ASSET MANAGEMENT, INC. (FORMERLY "THE TRAVELERS INVESTMENT MANAGEMENT COMPANY") ("TIMCO")
DISCIPLINED MID CAP STOCK PORTFOLIO
STYLE FOCUS SERIES: SMALL CAP GROWTH PORTFOLIO
STYLE FOCUS SERIES: SMALL CAP VALUE PORTFOLIO

TIMCO, located at 100 First Stamford Place, Stamford, CT 06902, serves as the investment subadviser to Disciplined Mid Cap Stock Portfolio, and the Style Focus Series Small Cap Growth and Small Cap Value Funds. A registered investment adviser since 1971, TIMCO has been in the investment counseling business since 1967 and renders investment advice to a number of institutional accounts as well as various registered investment companies and insurance company separate accounts that had total assets under management as of December 31, 2004 in excess of $6.2 billion. Subject to the supervision and direction of the Board, TIMCO manages each Fund in accordance with its stated investment objective, policies, and restrictions, makes investment decisions for the Funds, places orders to purchase and sell securities, and employs professional portfolio managers and securities analysts who provide the Funds with research services. Effective December 1, 2005, TIMCO became an indirect wholly-owned subsidiary of Legg Mason, Inc. Prior to that date, TIMCO was an indirect wholly-owned subsidiary of Citigroup Inc.

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.
MANAGED ALLOCATIONS SERIES:

AGGRESSIVE PORTFOLIO
MODERATE-AGGRESSIVE PORTFOLIO
MODERATE PORTFOLIO
MODERATE-CONSERVATIVE PORTFOLIO
CONSERVATIVE PORTFOLIO

Deutsche Investment Management Americas Inc., ("DIMA") 345 Park Avenue, New York, NY serves as the subadviser to the Funds listed above. DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG - a global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

JANUS CAPITAL MANAGEMENT LLC
STYLE FOCUS SERIES: SMALL CAP GROWTH PORTFOLIO

Janus Capital Management LLC ("Janus") is located at 151 Detroit Street, Denver Colorado. Janus Capital Group Inc., a publicly traded holding company with principal operations in the financial asset management businesses, owns approximately 95% of the outstanding member interests of Janus. Janus also acts as investment adviser to other investment companies not affiliated with these Funds, as well as to individual, corporate, charitable and retirement accounts.

PENDING LEGAL MATTERS
_____________________

In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York State Attorney General ("NYAG") publicly announced that they were investigating trading practices in the mutual fund industry. The investigations were prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time" certain Janus funds. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit market movements or inefficiencies in the way mutual fund companies price their shares. The NYAG complaint against Canary Capital alleged that this practice was in contradiction to policies stated in prospectuses for certain Janus funds.

Subsequent to the announcements by the SEC and the NYAG, the Colorado Attorney General ("COAG") and the Colorado Division of Securities announced that they were each initiating investigations into Janus Capital's mutual fund trading practices. On August 18, 2004, Janus Capital announced that it had reached final settlements with the NYAG, the COAG, the Colorado Division of Securities and the SEC related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits have also been brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those contained in the NYAG complaint against Canary Capital. Such lawsuits allege a variety of theories for recovery including, but not limited to the federal securities laws, other federal statutes (including ERISA) and various common law doctrines.

The "market timing" lawsuits were filed in a number of state and federal jurisdictions. The Judicial Panel on Multidistrict Litigation has finally or conditionally transferred all but one of these actions to the United States District Court for the District of Maryland for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that court. These complaints are the operative complaints in the coordinated proceedings and, as a practical matter, supersede the previously filed complaints. The five complaints include (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class,
(ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds, (iii) claims on behalf of participants in the Janus 401(k) plan, (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI, and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints name JCGI and/or Janus Capital as a defendant. In addition, the following are named as defendants in one or more of the actions: Janus Investment Fund, Janus Aspen Series, Janus Adviser Series, Janus Distributors LLC, INTECH, Bay Isle, Perkins Wolf, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

One action (alleging failure to adequately implement fair value pricing) was remanded to state court in Madison County, Illinois and is not currently subject to the federal transfer procedures. Janus Capital has appealed this decision to the Seventh Circuit Court of Appeals.

In addition to the "market timing" actions described above, two civil lawsuits have been filed against Janus Capital challenging the investment advisory fees charged by Janus Capital to certain Janus funds. These lawsuits are currently pending in the U.S. District Court for the District of Colorado. On January 3, 2005, a consolidated amended complaint was filed in that court. This complaint is the operative complaint in coordinated proceedings and, as a practical matter, supersedes the previously filed complaints. The complaint asserts claims under Section 36(b) of the Investment Company Act and for breach of contract.

A lawsuit has also been filed against Janus Capital and certain affiliates in the U.S. District Court for the District of Colorado alleging that Janus Capital failed to ensure that certain Janus funds participated in securities class action settlements for which the funds were eligible. The complaint asserts claims under Sections 36(a), 36(b) and 47(b) of the Investment Company Act, breach of fiduciary duty and negligence.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue to provide to the Funds the services it has agreed to provide.

DREMAN VALUE MANAGEMENT LLC
STYLE FOCUS SERIES: SMALL CAP VALUE PORTFOLIO

Dreman Value Management LLC ("Dreman"), located at 520 East Cooper Avenue, Aspen, CO, was founded in 1977 and manages over $11 billion dollars for a wide variety of clients including: corporations, foundations, endowments, governments and public agencies, Taft Hartley accounts, high net worth individuals and family offices.

SALOMON BROTHERS ASSET MANAGEMENT, INC.
TRAVELERS QUALITY BOND PORTFOLIO
U.S. GOVERNMENT SECURITIES PORTFOLIO
CONVERTIBLE SECURITIES PORTFOLIO
ZERO COUPON BOND FUND PORTFOLIO
SALOMON BROTHERS STRATEGIC TOTAL RETURN BOND PORTFOLIO
TRAVELERS MANAGED INCOME PORTFOLIO

Salomon Brothers Asset Management Inc. ("SaBAM"), located at 399 Park Avenue, New York, New York 10022, was established in 1987 and together with SaBAM affiliates in London, Tokyo and Hong Kong, provides a broad range of fixed income and equity investment services to individuals and institutional clients throughout the world. As of June 30, 2005, SaBAM had over $82.8 billion in assets under management. Effective December 1, 2005, SaBAM became an indirect wholly-owned subsidiary of Legg Mason, Inc. Prior to that date, SaBAM was an indirect wholly-owned subsidiary of Citigroup Inc.

VAN KAMPEN ASSET MANAGEMENT INC.
VAN KAMPEN ENTERPRISE PORTFOLIO

Van Kampen Asset Management Inc. ("VKAM") is located at 1221 Avenue of the Americas, New York, NY 10020 and is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. VKAM is a diversified asset management company with more than $431 billion under management or supervision as of December 31, 2004.

MANAGEMENT FEES (ADVISORY, SUBADVISORY AND EXPENSE CAPS)

CURRENT FEES

For serving as investment adviser to the portfolios, TAMIC and TIA receive a fee, equal on an annual basis to a percentage of the average daily net assets of each Fund (except the three portfolios subadvised by MFS, which are based on a percentage of the combined average daily net assets of each Fund for which MFS is the subadviser.) Investment advisory fees are computed daily and are paid monthly (except for the Zero Coupon Bond Fund Portfolio advisory fees which are paid weekly). The current investment advisory fees paid to the investment advisers as a percentage of the average daily net assets are shown in the table below. The table also includes the subadvisory fees that the advisers pays each subadviser for services rendered to the Funds. No Fund pays any portion of a subadviser's fee, nor does a Fund have any obligation or responsibility to do so.

The table also shows any expense caps and fee waivers that are in place. Under an Expense Cap Agreement, TAMIC has agreed to reimburse each of the portfolios that it advises (except Travelers Managed Income Portfolio) for the amounts by which its aggregate annual expenses, including investment advisory fees, but excluding brokerage commissions, interest charges, taxes and extraordinary expenses, exceeds the expense caps shown below of the Portfolio's average net assets for any year. The adviser may terminate the Expense Cap Agreement upon 60 days' notice, except for the following Funds, where the adviser has a contractual expense cap agreement with the Fund to limit Total Annual Fund Operating Expenses through May 1, 2006: Pioneer Mid Cap Value Portfolio, Managed Allocation Series: Aggressive Portfolio, Conservative Portfolio, Moderate Portfolio, Moderate-Aggressive Portfolio, Moderate-Conservative Portfolio, Style Focus Series: Small Cap Growth Portfolio and Small Cap Value Portfolio.

The advisers have also agreed to waive their fees to the extent the aggregate expenses of each of Strategic Equity Portfolio, AIM Capital Appreciation Portfolio, Van Kampen Enterprise Portfolio, Travelers Managed Income Portfolio, Pioneer Strategic Income Portfolio, MFS Total Return Portfolio, and Salomon Brothers

Strategic Total Return Bond Portfolio, exclusive of taxes, brokerage, interest and extraordinary expenses, such as litigation and indemnification expenses, exceed the expense caps shown below of the Portfolio's average net assets for any fiscal year. Each of these voluntary expense limitations shall be in effect until it is terminated by the adviser and notice to shareholders is provided by supplement to the then-current Prospectus or SAI.

                            ADVISORY FEE PAID TO THE    SUBADVISORY FEE PAID BY
                                    ADVISER             THE ADVISER TO SUBADVISER
                            (AS A PERCENTAGE OF DAILY     (AS A PERCENTAGE OF
FUND                               NET ASSETS)              DAILY NET ASSETS)       EXPENSE CAP
-------------------------   -------------------------   -------------------------   -----------
Convertible Securities      0.60%                       0.25%                       0.80%

Disciplined Mid Cap Stock   0.70%                       0.35%                       0.95%

Equity Income*              0.75% on the first $250     0.45% on the first $250     0.95%
                            million; 0.70% on the       million; 0.40% on the
                            next $500 million; 0.65%    next $500 million; 0.35%
                            over $750 million           over $750 million

Federated High Yield        0.65%                       0.40%                       0.95%

Federated Stock             0.625%                      0.375%                      0.95%

Large Cap*                  0.75% on the first $250     0.45% on the first $250     0.95%
                            million; 0.70% on the       million; 0.40% on the
                            next $500 million; 0.65%    next $500 million; 0.35%
                            over $750 million           over $750 million

Mondrian International      0.775% on the first $100    0.425% on the first $100    1.25%
Stock (formerly Lazard      million; 0.65% over $100    million; 0.30% over $100
International Stock)++      million                     million

MFS Mid Cap Growth*+        0.7775% on the first $600   0.375% on the first $600    1.00%
                            million; 0.7525% on the     million; 0.350% on the
                            next $300 million;          next $300 million;
                            0.7275% on the next $600    0.325% on the next $600
                            million; 0.7025% on the     million; 0.300% on the
                            next $1 billion and         next $1 billion; 0.250%
                            0.6525% over $2.5 billion   over $2.5 billion

MFS Value Portfolio*+       0.750% on the first $600    0.375% on the first $600    1.00%
                            million; 0.725% on the      million; 0.350% on the
                            next $300 million; 0.700%   next $300 million;
                            on the next $600 million;   0.325% on the next $600
                            0.675% on the next $1       million; 0.300% on the
                            billion; 0.625% over $2.5   next $1 billion; 0.250%
                            billion                     over $2.5 billion

Mercury Large Cap Core      0.775% on the first $250    0.35% on the first $250     1.00%
(formerly Merrill Lynch     million; 0.750% on the      million; 0.325% on the
Large Cap Core)*            next $250 million; 0.725%   next $250 million;
                            on the next $500 million;   0.300% on the next $500
                            0.700% on the next $1       million; 0.275% on the
                            billion; 0.650% over $2     next $1 billion; 0.225%
                            billion                     over $2 billion

Pioneer Fund Portfolio*     0.750% on the first $250    0.375% of the first $250    1.25%

                            ADVISORY FEE PAID TO THE    SUBADVISORY FEE PAID BY
                                    ADVISER             THE ADVISER TO SUBADVISER
                            (AS A PERCENTAGE OF DAILY     (AS A PERCENTAGE OF
FUND                               NET ASSETS)              DAILY NET ASSETS)       EXPENSE CAP
-------------------------   -------------------------   -------------------------   -----------
                            million; 0.700% on the      million; 0.325% of the
                            next $250 million; 0.675%   next $250 million;
                            on the next $500 million;   0.300% of the next $500
                            0.650% on the next $1       million; 0.275% of the
                            billion; 0.600% over $2     next $1 billion; 0.225%
                            billion                     over $2 billion

Travelers Quality Bond      0.3233%                     0.20%                       0.75%

U.S. Government Securities  0.3233%                     0.20%                       1.25%

Zero Coupon Bond Fund       0.10%                       0.10%                       0.15%
Portfolio

Style Focus Series: Small   0.825% on the first $50     0.450% on the first $50     1.10%
Cap Value Portfolio         million; 0.800% on the      million; 0.425% on the
                            next $50 million; 0.775%    next $50 million; 0.400%
                            on the next $400 million;   on the next $400 million;
                            0.750% on the next $500     0.375% on the next $500
                            million; 0.725%; over $1    million; 0.350% over $1
                            billion                     billion

Style Focus Series: Small   0.850% on the first $100    0.475% on the first $100    1.10%
Cap Growth Portfolio        million; 0.800% on the      million; 0.425%; on the
                            next $150 million; 0.775%   next $150 million 0.400%
                            on the next $250 million;   on the next $250 million;
                            0.750% on the next $250     0.375% on the next $250
                            million; 0.725% on the      million; 0.350% on the
                            next $250 million; 0.700%   next $250 million; 0.325%
                            over $1 billion             over $1 billion

Pioneer Mid Cap Value       0.750% on the first $250    0.375% on the first $250    1.10%
                            million; 0.700% on the      million; 0.325% on the
                            next $250 million; 0.675%   next $250 million;
                            on the next $500 million;   0.300% on the next $500
                            0.650% on the next $1       million; 0.275% on the
                            billion; 0.600% over $2     next $1 billion; 0.225%
                            billion                     over $2 billion

AIM Capital Appreciation    0.80%                       0.375%                      1.25%
Portfolio

MFS Total Return            0.80% on the first $600     0.375% on the first $600    1.25%
Portfolio*+                 million; 0.775% on the      million; 0.350% on the
                            next $300 million; 0.75%    next $300 million; 0.325%
                            on the next $600 million;   on the next $600 million;
                            0.725% on the next $1       0.300% on the next $1
                            billion; 0.675% in excess   billion; 0.250% in excess
                            of $2.5 billion             of $2.5 billion

Pioneer Strategic Income    0.75%                       0.35%                       1.25%
Portfolio

                            ADVISORY FEE PAID TO THE    SUBADVISORY FEE PAID BY
                                    ADVISER             THE ADVISER TO SUBADVISER
                            (AS A PERCENTAGE OF DAILY     (AS A PERCENTAGE OF
FUND                               NET ASSETS)              DAILY NET ASSETS)       EXPENSE CAP
-------------------------   -------------------------   -------------------------   -----------
Salomon Brothers            0.80%                       0.375%                      1.50%
Strategic Total Return
Bond Portfolio

Strategic Equity            0.80%                       0.450% on the first $250    1.25%
Portfolio                                               million; 0.400% on the
                                                        next $500 million;
                                                        0.350% over $750 million

Travelers Managed Income    0.65%                       0.30%                       1.25%
Portfolio

Van Kampen Enterprise       0.70%                       0.325%                      1.25%
Portfolio

Conservative Portfolio#     0.15% on the first $100     TAMIC pays the entire       0.35%
                            million, 0.10% on the       amount of its advisory
                            next $400 million, and      fee to the subadviser.
                            0.05% over $500 million

Moderate Portfolio#         0.15% on the first $100     TAMIC pays the entire       0.35%
                            million, 0.10% on the       amount of its advisory
                            next $400 million, and      fee to the subadviser.
                            0.05% over $500 million

Moderate-Conservative       0.15% on the first $100     TAMIC pays the entire       0.35%
Portfolio#                  million, 0.10% on the       amount of its advisory
                            next $400 million, and      fee to the subadviser.
                            0.05% over $500 million

Moderate-Aggressive         0.15% on the first $100     TAMIC pays the entire       0.35%
Portfolio#                  million, 0.10% on the       amount of its advisory
                            next $400 million, and      fee to the subadviser.
                            0.05% over $500 million

Aggressive Portfolio#       0.15% on the first $100     TAMIC pays the entire       0.35%
                            million, 0.10% on the       amount of its advisory
                            next $400 million, and      fee to the subadviser.
                            0.05% over $500 million

*The advisory and sub-advisory agreements for the portfolios identified by asterisk were amended effective September 1, 2004 (November 1, 2004 for MFS Total Return Portfolio, December 1, 2004 for Pioneer Fund Portfolio) to provide for fee reductions when the average daily net assets of the Funds reach certain asset levels. Fees prior to September 1, 2004 (November 1, 2004 for MFS Total Return Portfolio, December 1, 2004 for Pioneer Fund Portfolio) were as follows:

                                                   SUBADVISORY FEE PAID
                            ADVISORY FEE PAID TO       BY TAMIC TO
                                   TAMIC               SUBADVISER
                            (AS A PERCENTAGE OF    (AS A PERCENTAGE OF
FUND                         DAILY NET ASSETS)       DAILY NET ASSETS)
-------------------------   --------------------   --------------------
Equity Income                               0.75%                  0.45%
Large Cap                                   0.75%                  0.45%
Mondrian International                     0.825%                 0.475%
Stock (formerly Lazard
International Stock)
MFS Mid Cap Growth                          0.80%                 0.370%
MFS Value                                  0.750%                 0.375%
Mercury Large Cap Core                     0.800%                 0.375%
(formerly Merrill Lynch
Large Cap Core)
Pioneer Fund                               0.750%                 0.375%
MFS Total Return                            0.80%                 0.375%

+ The fee schedule stated above for MFS Mid Cap Growth Portfolio went into effect on February 25, 2005. For the MFS portfolios the method of calculating the fee went into effect on February 25, 2005. For the purposes of meeting the various asset levels and determining an effective fee rate for each Fund, the combined average daily net assets of (1) the MFS Mid Cap Growth Portfolio, (2) the MFS Value Portfolio, and (3) the MFS Total Return Portfolio of the Trust is used. Between September 1, 2004 and February 25, 2005, the investment advisory fees for MFS Mid Cap Growth Portfolio were as follows:

Average Daily Net Assets        Advisory Fee
First $600 million                     0.800%
Next $300 million                      0.775%
Next $600 million                      0.750%
Next $1 billion                        0.725%
Over $2.5 billion                      0.675%

++ From September 1, 2004 to May 1, 2005, the advisory fee and subadvisory fee, as a percentage of assets, for the Mondrian International Stock Portfolio (formerly, Lazard International Stock Portfolio) were as follows:

Average Daily Net Assets     Advisory Fee     Subadvisory Fee
First $100 million                  0.825%              0.475%
Next $400 million                   0.775%              0.425%
Next $500 million                   0.725%              0.375%
Over $1 billion                     0.700%              0.350%

# The figures shown in the table above do not include each Fund's share of underlying fund expenses. Because the underlying funds that each Fund invests in will vary, as will the proportion of each Fund's assets invested in each underlying fund, it is not possible to determine precisely the amount of the underlying Fund expenses that will be borne by each Fund.

The investment advisory fees paid to TAMIC (Smith Barney Fund Management LLC ("SBFM") for Pioneer Fund Portfolio, for 2002) by each Fund for which it acts as investment adviser during the last three fiscal years were:

                                        FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
FUNDS                                   DECEMBER 31, 2004   DECEMBER 31, 2003   DECEMBER 31, 2002
-----                                   -----------------   -----------------   -----------------
Convertible Securities...............   $         561,951   $         353,452   $         292,925

Disciplined Mid Cap Stock............   $       1,237,113   $         910,327   $         813,596

Equity Income........................   $       2,383,119   $       1,732,205   $       1,487,573

Federated High Yield.................   $         520,768   $         404,314   $         272,519

Federated Stock......................   $         196,073   $         175,132   $         216,557

Large Cap............................   $       1,848,132   $       1,473,633   $       1,611,925

Mondrian International Stock.........   $       1,264,681   $         867,230   $         918,645

MFS Mid Cap Growth...................   $       1,593,939   $       1,275,200   $       1,505,346

MFS Value............................   $         293,439   $         252,534   $         239,112

Mercury Large Cap Core...............   $         920,627   $         855,069   $       1,067,422

Pioneer Fund.........................   $         217,848   $         104,521   $         183,378

Travelers Quality Bond...............   $         642,159   $         688,640   $         582,525

U.S. Government Securities...........   $         680,899   $         770,679   $         550,096

Zero Coupon Bond Fund (Series 2005)..   $           5,282   $           6,840   $           6,090

Travelers Managed Income/(1)/........   $       1,738,738   $       1,493,297   $       1,371,366

     1.   Fiscal Year ends October 31.

The subadvisory fees paid by TAMIC to the respective subadviser for each Fund for the last three fiscal years were:

                                        FISCAL YEAR ENDED   FISCAL YEAR ENDED        FISCAL YEAR ENDED
FUNDS                                   DECEMBER 31, 2004   DECEMBER 31, 2003        DECEMBER 31, 2002
-----                                   -----------------   -----------------        -----------------
Disciplined Mid Cap Stock............   $         618,556   $         455,159        $         406,798
Equity Income........................   $       1,403,410   $       1,002,193        $         894,504
Federated High Yield.................   $         316,717   $         239,353        $         167,704
Federated Stock......................   $         117,228   $         103,938        $         129,934
Large Cap............................   $       1,092,489   $         868,599        $         992,245
Mondrian International Stock.........   $         705,410   $         488,248        $         528,917
MFS Mid Cap Growth...................   $         741,211   $         582,713        $         705,631
MFS Value............................   $         144,604   $         123,833        $         119,556
Mercury Large Cap Core...............   $         425,500   $         400,811/(2)/   $         500,354
Pioneer Fund.........................   $         107,093   $          52,260/(3)/   $             N/A/(4)/

     2. Prior to November 17, 2003, MFS served as the subadviser to the Fund. From November 17, 2003 to December 31, 2003, TAMIC paid $14,865 to MILM. For the period ended November 17, 2003 TAMIC paid $385,946 to MFS.
     3. Subadvisery fees paid to Pioneer for the period from May 1, 2003 to December 31, 2003.
     4.   Prior to May 1, 2003 the Fund did not have a subadviser.

The investment advisory fees paid to TIA by each Fund for which it acts as investment adviser during the last three fiscal years were:

                                        FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
FUNDS                                   OCTOBER 31, 2004    OCTOBER 31, 2003    OCTOBER 31, 2002
-----                                   -----------------   -----------------   -----------------
Strategic Equity.....................   $       4,309,824   $       4,111,462   $       5,709,381
AIM Capital Appreciation.............   $       1,666,629   $       1,325,641   $       1,695,527
Van Kampen Enterprise................   $         626,777   $         659,761   $         999,136
MFS Total Return.....................   $       8,720,765   $       7,184,052   $       6,883,931
Salomon Brothers Strategic Total
 Return Bond                            $         151,616   $         182,258   $         137,716
Pioneer Strategic Income.............   $         739,126   $         759,584   $         862,138

Under an expense cap agreement, TAMIC has agreed to reimburse each of the portfolios of the Trust for which it serves as adviser (except Travelers Managed Income Portfolio, with which it has a voluntary fee waiver) for the amounts by which its aggregate annual expenses, including investment advisory fees, but excluding brokerage commissions, interest charges and taxes, exceeds the expense caps shown on the previous table of each Portfolio's average net assets for any year. TAMIC may terminate the agreement with 60 days notice. For the years ended December 31, 2002, 2003, and 2004, the Trust received the reimbursement for certain Portfolios of the Fund from the Company as follows:

FUNDS                                     2004         2003         2002
------                                 ----------   ----------   ----------
Convertible Securities.............    $        0   $        0   $    6,833
Disciplined Mid Cap Stock..........    $        0   $        0   $        0
Equity Income......................    $        0   $        0   $        0
Federated High Yield...............    $        0   $        0   $        0
Federated Stock....................    $        0   $        0   $        0
Large Cap..........................    $        0   $        0   $        0
Mondrian International Stock.......    $        0   $        0   $        0
MFS Mid Cap Growth.................    $        0   $        0   $        0
MFS Value..........................    $   55,171   $   26,185   $   44,292
Mercury Large Cap Core.............    $        0   $        0   $        0
Travelers Quality Bond.............    $        0   $        0   $        0
U.S. Government Securities.........    $        0   $        0   $        0
Zero Coupon Bond Fund (Series 2005)    $   77,605   $   69,291   $   68,397

Under a voluntary fee waiver arrangement, the advisers have agreed to waive their fees to the extent that the aggregate annual expenses, including investment advisory fees, but excluding brokerage commissions, interest charges and taxes, for each of Strategic Equity Portfolio, AIM Capital Appreciation Portfolio, Van Kampen Enterprise Portfolio, Travelers Managed Income Portfolio, Pioneer Strategic Income Portfolio, MFS Total Return Portfolio and Salomon Brothers Strategic Total Return Bond Portfolio exceed the expense limits shown on the previous table of each Portfolio's average net assets for the year. Each of these voluntary expense limitations shall be in effect until it is terminated by the adviser and notice to shareholders is provided by supplement to the then-current Prospectus or SAI. For the year ended October 31, 2004, the advisers waived a portion of their fee for the Portfolios of the Fund as follows:

                                                          FISCAL YEAR ENDED
FUNDS                                                      OCTOBER 31, 2004
------                                                    ------------------
Strategic Equity .....................................    $            1,741
AIM Capital Appreciation .............................    $            1,741
Van Kampen Enterprise ................................    $            1,704
MFS Total Return .....................................    $            1,741
Salomon Brothers Strategic Total Return Bond .........    $            1,741
Pioneer Strategic Income .............................    $            1,741
Travelers Managed Income .............................    $            1,741

                             THE PORTFOLIO MANAGERS

AIM CAPITAL APPRECIATION

DESCRIPTION OF COMPENSATION STRUCTURE. AIM seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance. AIM evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following five elements:

     . Base salary. Each portfolio manager is paid a base salary. In setting the base salary, AIM's intention is to be competitive in light of the particular portfolio manager's experience and responsibilities.

     . Annual bonus. Each portfolio manager is eligible to receive an annual cash bonus which has quantitative and non-quantitative components. Generally, 70% of the bonus is quantitatively determined, based typically on a four-year rolling average of pre-tax performance of all registered investment company accounts for which a portfolio manager has day-to-day management responsibilities versus the performance of a pre-determined peer group. In instances where a portfolio manager has responsibility for management of more than one fund, an asset weighted four-year rolling average is used.

          High fund performance (against applicable peer group) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor fund performance (versus applicable peer group) could result in no bonus. The amount of fund assets under management typically have an impact on the bonus potential (for example, managing more assets increases the bonus potential); however, this factor typically carries less weight than relative performance. The remaining 30% portion of the bonus is discretionary as determined by AIM and takes into account other subjective factors.

     . Equity-based compensation. Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares of AMVESCAP stock from pools determined from time to time by the Remuneration Committee of the AMVESCAP Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

     . Participation in group insurance programs. Portfolio managers are provided life insurance coverage in the form of a group variable universal life insurance policy, under which they may make additional contributions to purchase additional insurance coverage or for investment purposes.

     . Participation in deferred compensation plan. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

The Fund is managed by the following portfolio managers from AIM Capital Management, Inc.:

NAME                            BUSINESS EXPERIENCE

Larry Sachnowitz                Senior Portfolio Manager (lead manager), AIM
(since September 16, 2005)      Capital Management, Inc. and/or its affiliates
                                since 1987

Kirk L. Anderson                Portfolio Manager, AIM Capital Management, Inc.
(since September 16, 2005)      and/or its affiliates since 1994

James G. Birdsall               Portfolio Manager, AIM Capital Management, Inc.
(since September 16, 2005)      and/or its affiliates since 1995

Robert J. Lloyd                 Portfolio Manager, AIM Capital Management, Inc.
(since May 1, 2003)             and/or its affiliates since 2000; trader for
                                American Electric Power from 1997 to 2000

                             OTHER MANAGED ACCOUNTS

                            As of September 30, 2005

AIM's portfolio managers develop investment models which are used in connection with the management of certain AIM funds as well as other mutual funds for which AIM or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The following chart reflects information regarding accounts other than the Fund for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) mutual funds,
(ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance ("performance-based fees"), information on those accounts is specifically broken out.

                                NUMBER OF ACCOUNTS MANAGED BY EACH PORTFOLIO
NAME OF PORTFOLIO MANAGER          MANAGER AND TOTAL ASSETS BY CATEGORY
-------------------------    ---------------------------------------------------
Larry Sachnowitz             14 Registered Mutual Funds with $19,111,981,950 in
                             total assets under management

                             1 Unregistered Pooled Investment Vehicle with $66,460,398 in total assets under management

                             227 Other Accounts with $33,569,868 in total assets under management/1/

Kirk L. Anderson             15 Registered Mutual Funds with $13,037,601,113 in
                             total assets under management

                             1 Unregistered Pooled Investment Vehicle with $66,460,398 in total assets under management

                             227 Other Accounts with $33,569,868 in total assets under management/1/

James G. Birdsall            13 Registered Mutual Funds with $13,035,932,377 in
                             total assets under management

                             1 Unregistered Pooled Investment Vehicle with $66,460,398 in total assets under management

                             227 Other Accounts with $33,569,868 in total assets under management/1/

Robert J. Lloyd              6 Registered Mutual Funds with $9,789,085,540 in
                             total assets under management

                             1 Unregistered Pooled Investment Vehicle with $66,460,398 in total assets under management

                             227 Other Accounts with $33,569,868 in total assets under management/1/

----------
1 These are accounts of individual investors for which AIM's affiliate, AIM Private Asset Management, Inc. ("APAM") provides investment advice. APAM offers separately managed accounts that are managed according to the investment models developed by AIM's portfolio managers and used in connection with the management of certain AIM funds. APAM accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

POTENTIAL CONFLICTS OF INTEREST. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and /or other accounts may be presented with one or more of the following potential conflicts:

     . The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. AIM seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the funds.

     . If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, AIM and the funds it manages have adopted procedures for allocating portfolio transactions across multiple accounts.

     . With respect to securities transactions for the Fund, AIM determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which AIM or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), AIM may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

     . Finally, the appearance of a conflict of interest may arise where AIM has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

AIM and the funds managed by it have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

CONVERTIBLE SECURITIES, TRAVELERS QUALITY BOND, U.S. GOVERNMENT SECURITIES, ZERO COUPON BOND FUND PORTFOLIO (SERIES 2005), SALOMON BROTHERS STRATEGIC TOTAL RETURN AND TRAVELERS MANAGED INCOME

On June 24, 2005, Citigroup and Legg Mason announced that Citigroup would sell substantially all of its worldwide asset management business to Legg Mason. The transaction subsequently was closed on December 1, 2005, on which date SaBAM became an indirect wholly owned subsidiary of Legg Mason. SaBAM and all portfolio management personnel have retained their advisory roles with the Funds and the names of the entities involved in the transaction have remained unchanged.

PORTFOLIO MANAGER COMPENSATION. Citigroup Asset Management ("CAM") investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is typically determined based on market factors and the skill and experience of individual investment personnel.

CAM has recently implemented an investment management incentive and deferred compensation plan (the "Plan") for its investment professionals, including the Fund's portfolio manager(s). Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of CAM investment professionals with those of Fund shareholders and other CAM clients. Under the Plan a "base incentive pool" is established for each team each year as a percentage of CAM's revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team's revenues are typically expected to increase or decrease depending on the effect that the team's investment performance as well as inflows and outflows have on the level of assets in the investment products managed by the team. The "base incentive pool" of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

The investment team's incentive pool is then adjusted to reflect the team's investment performance against the applicable product benchmark (e.g., a securities index) and its ranking among a "peer group" of non-CAM investment managers. Longer-term performance will be more heavily weighted than shorter-term performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted to reflect other factors (e.g., severance pay to departing members of the team, and discretionary allocations by the applicable CAM chief investment officer from one investment team to another). The incentive pool will be allocated by the applicable CAM chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

Up to 40% of an investment professional's annual incentive compensation is subject to deferral. Amounts deferred will accrue a return based on the hypothetical returns of a composite of CAM's investment products (where deemed appropriate, approximately half of the deferred amount will accrue a return based on the return of products managed by the applicable investment team). An additional portion of awarded incentive compensation may be received in the form of Citigroup stock or options to purchase common stock. Citigroup may from time to time offer other stock purchase or option programs to investment personnel.

POTENTIAL CONFLICTS OF INTEREST. Potential conflicts of interest may arise when a Fund's portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers of the Fund.

The CAM has adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for its investment advisers and the individuals that they employ. For example, CAM seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. CAM has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by CAM will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund's ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser's management fee and/or the portfolio manager's compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Convertible Securities Portfolio is co-managed by Peter Luke and Kent Bailey. Mr. Luke is a director of SaBAM and is the senior portfolio manager for convertible strategies and a sector manager for balanced strategies. He has 38 years of industry experience. Prior to joining SaBAM in July 2001, he was the convertibles portfolio manager at General Motors Investment Management Corp. Mr. Bailey is a vice president at SaBAM and is a co-manager for convertible strategies and a sector manager for balanced strategies. He has seven years of industry experience and joined SaBAM in April 2001. Prior to joining SaBAM in April 2001, he worked as a convertible analyst at Morgan Stanley.

                      Number of Other
                     Accounts Managed by      Assets in Other
                      Manager(s) as of        Accounts Managed     For Accounts Listed
                     September 30, 2005      by Manager by Type     Where the Manager's
                     by Type of Account:      of Account: (a)      Compensation is Based
                       (a) Registered      Registered Investment     on the Account's
                     Investment Company;    Company; (b) Other       Performance, the
                      (b) Other Pooled       Pooled Investment      Number of Accounts
                    Investment Vehicles;    Vehicles; (c) Other      and Assets in the
Portfolio Manager    (c) Other Accounts.         Accounts                Accounts
-----------------   --------------------   ---------------------   ---------------------
P. Luke             a) 2                   a) $ 130,755,346        0
                    b) 0                   b) 0
                    c) 2                   c) $ 785,690,108

K. Bailey           a) 2                   a) $ 130,755,346        0
                    b) 0                   b) 0
                    c) 2                   c) $ 785,690,108

Gene Collins is the Portfolio Manager of the Travelers Quality Bond Portfolio, the U.S. Government Securities Portfolio and the Zero Coupon Bond Fund. Mr. Collins is a managing director of SaBAM and is a senior portfolio manager responsible for managing U.S. investment grade portfolios. Since 1986, he has been the Senior Portfolio Manager of the investment portfolios of Primerica Inc., the predecessor company of Citigroup Inc. Since 1998, Mr. Collins has also been the Senior Portfolio Manager of Primerica Life of Canada; a Canadian domiciled insurance company. Mr. Collins has 27 years of experience in investments covering all types of fixed income and equity securities.

                      Number of Other
                     Accounts Managed by      Assets in Other
                      Manager(s) as of        Accounts Managed     For Accounts Listed
                      December 31, 2004      by Manager by Type     Where the Manager's
                     by Type of Account:      of Account: (a)      Compensation is Based
                       (a) Registered      Registered Investment     on the Account's
                     Investment Company;    Company; (b) Other       Performance, the
                      (b) Other Pooled       Pooled Investment      Number of Accounts
                    Investment Vehicles;    Vehicles; (c) Other      and Assets in the
Fund                 (c) Other Accounts.         Accounts                Accounts
-----------------   --------------------   ---------------------   ---------------------
Travelers Quality   a) 0                   a) 0                    a) None
Bond                b) 0                   b) 0                    b) None
                    c) 5                   c) 426 million          c) None

U.S. Government     a) 0                   a) 0                    a) None
Securities          b) 0                   b) 0                    b) None
                    c) 5                   c) 426 million          c) None

Zero Coupon Bond    a) 0                   a) 0                    a) None
                    b) 0                   b) 0                    b) None
                    c) 5                   c) 426 million          c) None

SALOMON BROTHERS STRATEGIC TOTAL RETURN BOND PORTFOLIO

Salomon Brothers Strategic Total Return Bond Portfolio is managed by David Scott, Roger Lavan and Peter Wilby.

David Scott, FIA
Managing Director

Head of Traditional Investment Group responsible for the traditional global bond product
22 years of industry experience
Joined SaBAM Limited in April 1994
Salomon Brothers Asset Management Limited Investment Policy Committee Member J.P. MORGAN INVESTMENT MANAGEMENT - responsible for global and non-dollar portfolios
MERCURY ASSET MANAGEMENT - responsible for captive insurance portfolios and products
THE WYATT COMPANY - Consultant, advising companies on pension and employee related benefit issues
Fellow of the Institute of Actuaries
BSc in Mathematics and Economics from Nottingham University

Roger M. Lavan, CFA
Managing Director

Senior Portfolio Manager responsible for U.S. Governments, mortgage and asset-backed securities
20 years of industry experience
Joined Salomon Brothers Asset Management Inc in May 1990
Salomon Brothers Asset Management Investment Policy Committee Member
SALOMON BROTHERS INC - research and analyst of institutional investment grade fixed income portfolios
Member, CFA Institute
Member of the New York Society of Security Analysts
BS in Management from the State University of New York and MBA from Fordham University

Peter J. Wilby, CFA
Managing Director, Chief Investment Officer - North American Fixed Income

Senior Portfolio Manager responsible for directing investment policy and strategy for all emerging markets debt and high yield fixed income portfolios Salomon Brothers Asset Management Investment Policy Committee Member
22 years of industry experience
Joined Salomon Brothers Asset Management Inc in 1989
PRUDENTIAL INVESTMENT CO. - Fixed Income Portfolio Manager specializing in high yield debt securities;
Director of credit research unit, responsible for all corporate and sovereign credit research; credit Analyst
Certified Public Accountant
Member, Citigroup Asset Management Executive Committee
Member, New York Society of Security Analysts
Member, Council on Foreign Relations
Member, CFA Institute
BBA and MBA in Accounting from Pace University


                      Number of Other
                     Accounts Managed by      Assets in Other
                      Manager(s) as of        Accounts Managed     For Accounts Listed
                      December 31, 2004      by Manager by Type     Where the Manager's
                     by Type of Account:      of Account: (a)      Compensation is Based
                       (a) Registered      Registered Investment     on the Account's
                     Investment Company;    Company; (b) Other       Performance, the
                      (b) Other Pooled       Pooled Investment      Number of Accounts
                    Investment Vehicles;    Vehicles; (c) Other      and Assets in the
Portfolio Manager    (c) Other Accounts.         Accounts                Accounts
-----------------   --------------------   ---------------------   ---------------------
D. Scott            a) 5                   a) 1.75 billion         0
                    b) 20                  b) 1.41 billion
                    c) 24                  c) 3.13 billion

R. Lavan            a) 16                  a) 6.89 billion         0
                    b) 4                   b) 0.40 billion
                    c) 4                   c) 1.87 billion

P. Wilby            a) 33                  a) 18.61 billion        0
                    b) 15                  b) 1.91 billion
                    c) 47                  c) 7.79 billion

TRAVELERS MANAGED INCOME PORTFOLIO

Travelers Managed Income Portfolio is co-managed by Gene Collins and Kurt Lin.

Gene Collins
Senior Vice President

Senior portfolio manager responsible for managing U.S. investment grade portfolios 32 years of industry experience, in a broad base of domestic and foreign fixed income, mortgage backed, equity, and derivative securities Member of The Bond Club of New York
MA in Economics from the University of Toledo; studied for a PhD at the University of Rochester in Economics

Kurt Lin
Vice President

Senior Portfolio Manager responsible for managing U.S. investment grade portfolios and structured products
In addition to portfolio management, Kurt trades corporate bonds, derivatives and currencies
Joined the firm in 1997
SMITH BARNEY - senior derivatives trader
CITIBANK - traded interest rate derivatives for five years
BANK OF MONTREAL as a derivatives salesperson
BS in Economics and an MBA in Finance from New York University

                      Number of Other
                     Accounts Managed by      Assets in Other
                      Manager(s) as of        Accounts Managed     For Accounts Listed
                      December 31, 2004      by Manager by Type     Where the Manager's
                     by Type of Account:      of Account: (a)      Compensation is Based
                       (a) Registered      Registered Investment     on the Account's
                     Investment Company;    Company; (b) Other       Performance, the
                      (b) Other Pooled       Pooled Investment      Number of Accounts
                    Investment Vehicles;    Vehicles; (c) Other      and Assets in the
Portfolio Manager    (c) Other Accounts.         Accounts                Accounts
-----------------   --------------------   ---------------------   ---------------------
G. Collins          a) 4                   a) 0.52 billion         0
                    b) 0                   b) 0
                    c) 16                  c) 2.88 billion

K. Lin              a) 4                   a) 0.52 billion         0
                    b) 2                   b) 0.06 billion
                    c) 10                  c) 2.81 billion

As of November 2005, none of the Portfolio Managers of the Funds held any shares in any of the Funds.

FEDERATED HIGH YIELD PORTFOLIO

Mark E. Durbiano serves as the portfolio manager to Federated High Yield Portfolio. Mr. Durbiano joined Federated Investors in 1982 and has been a Senior Vice President of a Federated affiliate since January of 1996. Mr. Durbiano is a Chartered Financial Analyst.

Mark Durbiano is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the manager's experience and performance. The annual incentive amount is determined based on multiple performance criteria using a Balanced Scorecard methodology, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated). There are four weighted performance categories in the Balanced Scorecard. Investment Product Performance is the predominant factor. Of lesser importance are:
Leadership/Teamwork/Communication, Customer Satisfaction, and Financial Success. The total Balanced Scorecard "score" is applied against an annual incentive opportunity that is competitive in the market for this portfolio manager role to determine the annual incentive payment.

As noted below, Mr. Durbiano is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks. The performance of certain of these accounts is excluded when calculating IPP. The Balanced Scorecard IPP score is calculated with an equal weighting of each included account managed by the portfolio manager. Mr. Durbiano is a member of an Investment Team that establishes guidelines on various performance drivers (e.g., currency, duration, sector) for Taxable Fixed Income funds. A portion of the Investment Product Performance score is determined by Federated senior management's assessment of the team's contribution.

Nathan H. Kehm became the Fund's portfolio's manager on May 1, 2001. Mr. Kehm joined Federated in December 1997 as an Investment Analyst. He was promoted to Assistant Vice President and Senior Investment Analyst of the Fund's sub-adviser in January 1999 and to Vice President in January 2001. Mr. Kehm served as a Relationship Manager structuring financing transactions with Mellon Bank, N.A. from August 1993 to

December 1997. Mr. Kehm is a Chartered Financial Analyst. He earned his M.B.A. from the University of Pittsburgh.

Nathan Kehm is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager's experience and performance. The annual incentive amount is determined based on multiple performance criteria using a Balanced Scorecard methodology, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated). There are five weighted performance categories in the Balanced Scorecard. Investment Product Performance is the predominant factor. Of lesser importance are: Leadership/Teamwork/Communication, Research Performance, Customer Satisfaction, and Financial Success. The total Balanced Scorecard "score" is applied against an annual incentive opportunity that is competitive in the market for this portfolio manager role to determine the annual incentive payment.

As noted below, Mr. Kehm is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks. The Investment Product Performance score is calculated with an equal weighting of: each account managed by the portfolio manager, as well as certain additional accounts for which Mr. Kehm provides research and analytical support.


                      Number of Other
                     Accounts Managed by      Assets in Other
                      Manager(s) as of        Accounts Managed     For Accounts Listed
                      December 31, 2004      by Manager by Type     Where the Manager's
                     by Type of Account:      of Account: (a)      Compensation is Based
                       (a) Registered      Registered Investment     on the Account's
                     Investment Company;    Company; (b) Other       Performance, the
                      (b) Other Pooled       Pooled Investment      Number of Accounts
                    Investment Vehicles;    Vehicles; (c) Other      and Assets in the
Portfolio Manager    (c) Other Accounts.         Accounts                Accounts
-----------------   --------------------   ---------------------   ---------------------
Mark Durbiano*      a) 8 funds             a) $4,339.09 million    *None of the Accounts has
                                                                   an advisory fee that is
                    b) 3 portfolios        b) $462.95 million      based on the performance of
                                                                   the account.
                    c) 4 accounts          c) $166.17 million

Nathan H. Kehm*     a) 7 funds             a) $4,213.88 million    *None of the Accounts has
                                                                   an advisory fee that is
                    b) 1 fund              b) $59.82 million       based on the performance of
                                                                   the account.
                    c) 2 accounts          c) $126.80 million

* Dollar value range of shares owned in the Fund: none.

FEDERATED STOCK PORTFOLIO

Kevin R. McCloskey is the portfolio manager of the fund. William Dierker is named as the back-up portfolio manager of the Fund and is not responsible for day-to-day management of the Fund.

Kevin R. McCloskey joined Federated in 1999 as a Portfolio Manager and a Vice President. Previously, Mr. McCloskey served as a Portfolio Manager and investment/quantitative analyst at Killian Asset Management Corporation. Mr. McCloskey is a Chartered Financial Analyst.

Kevin McCloskey is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager's experience and performance. The annual incentive amount is determined based on multiple performance criteria using a Balanced Scorecard methodology, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated). There are four weighted performance categories in the Balanced
Scorecard: Investment Product Performance is the predominant factor. Of lesser importance are: Leadership/Teamwork/Communication, Customer Satisfaction, and Financial Success. The total Balanced

Scorecard "score" is applied against an annual incentive opportunity that is competitive in the market for this portfolio manager role to determine the annual incentive payment.

As noted below, Mr. McCloskey is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks. The Balanced Scorecard Investment Product Performance score is calculated with an equal weighting of each account managed by the portfolio manager. The Investment Product Performance score can be reduced based on management's assessment of the Fund's comparative risk profile.

William Dierker, the back-up portfolio manager, joined Federated in 2004 and served as a senior portfolio manager and managing director at Banc One Investment Advisers from April 2003 to September 2004. From 1998 to 2003, Mr. Dierker served in various investment roles with Nationwide Insurance Enterprise. Mr. Dierker is a Chartered Financial Analyst.

                      Number of Other
                     Accounts Managed by      Assets in Other
                      Manager(s) as of        Accounts Managed     For Accounts Listed
                      December 31, 2004      by Manager by Type     Where the Manager's
                     by Type of Account:      of Account: (a)      Compensation is Based
                       (a) Registered      Registered Investment     on the Account's
                     Investment Company;    Company; (b) Other       Performance, the
                      (b) Other Pooled       Pooled Investment      Number of Accounts
                    Investment Vehicles;    Vehicles; (c) Other      and Assets in the
Portfolio Manager    (c) Other Accounts.         Accounts                Accounts
-----------------   --------------------   ---------------------   ---------------------
Kevin McCloskey*    a) 2 funds             a) $1,681.40 million    None of the Accounts has an
                                                                   advisory fee that is based
                    b) 0                   b) None                 on the performance of the
                                                                   account.
                    c) 8 accounts          c) $300.83 million

* Dollar value range of shares owned in the Fund: none.

Investment Product Performance is measured on a rolling 1, 3, and 5 calendar year pre-tax total return basis vs. the Fund's benchmark (i.e. Lehman Brothers U.S. Corporate High Yield Bond Index), and on a rolling 3 and 5 calendar year pre-tax total return basis vs. the Fund's designated peer group of comparable funds (e.g., a subset of funds in the same category as established by Lipper). These performance periods are adjusted if the portfolio manager has been managing a fund for less than five years; funds with less than one year of performance history are excluded.

Leadership/Teamwork/Communication is assessed by the Chief Investment Officer in charge of the portfolio manager's group, with input from the portfolio manager's co-workers.

Research performance focuses on the quality of security recommendations, timeliness and other qualitative factors and is assessed by the Chief Investment Officer and other managers in the portfolio manager's group.

Customer Satisfaction is assessed through two components: Sales and Marketing Support and Net Sales. Federated's senior management assesses the quality, amount and effectiveness of sales and marketing support, with input from sales management. Net sales are assumed to indirectly reflect customer satisfaction, so net fund flows may be assessed relative to industry trends for the fund category.

Financial success is assessed to tie the portfolio manager's bonus, in part, to Federated's overall financial health. Half of the financial success category is measured based on growth of the portfolio manager's funds (assets under management and revenues), and supporting the appropriate number of funds to improve efficiency and enhance strong fund performance. Half of the financial success category is based on the growth in assets under management and revenues attributable to the portfolio manager's Department, to encourage teamwork. The financial success score is lowered if Federated's overall financial targets are not achieved.

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of a fund's investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or "soft dollars"). The Sub-Adviser has adopted policies and procedures and has structured the portfolio managers' compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

FMR PORTFOLIOS: EQUITY INCOME PORTFOLIO, LARGE CAP PORTFOLIO AND STRATEGIC EQUITY PORTFOLIO

The portfolio manager's base salary is determined annually by level of responsibility and tenure at FMR or its affiliates. A substantial portion of the portfolio manager's bonus is linked to the pre-tax investment performance of the equity assets of the fund measured against the Russell 3000 Value (for the Equity Income Portfolio) and the S&P 500 Index, and the fund's pre-tax investment performance within the Lipper Equity Income Objective (for the Equity Income Portfolio) and the Lipper Growth (VIP) Objective. The portfolio manager's bonus is based on several components calculated separately over his tenure over multiple measurement periods that eventually encompass periods of up to five years. The primary components of the portfolio manager's bonus are based on (i) the pre-tax investment performance of the portfolio manager's fund(s) and account(s) relative to a defined peer group and relative to a benchmark index assigned to each fund or account, and (ii) the investment performance of a broad range of other FMR equity funds and accounts. A smaller, subjective component of the portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FMR. The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR Corp., FMR's parent company. FMR Corp. is a diverse financial services company engaged in various activities that include fund management, brokerage, and employer administrative services.

The portfolio manager's compensation plan may give rise to potential conflicts of interest. The portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the fund. Securities selected for funds or accounts other than the fund may outperform the securities selected for the fund. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the fund's code of ethics will adequately address such conflicts.

Stephen Dufour is the portfolio manager of Equity Income Portfolio and receives compensation for his services. As of December 31, 2004, portfolio manager compensation generally consists of a base salary, a bonus and, in certain cases, participation in several types of equity-based compensation plans. A portion of the portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

The following table provides information relating to other accounts managed by Mr. Dufour as of December 31, 2004:

                                   REGISTERED INVESTMENT   OTHER POOLED INVESTMENT   OTHER ACCOUNTS
                                        COMPANIES*                VEHICLES
                                   ---------------------   -----------------------   --------------
NUMBER OF ACCOUNTS MANAGED                  5                       0                     19

NUMBER OF ACCOUNTS MANAGED WITH             0                       0                      0
PERFORMANCE-BASED ADVISORY FEES

ASSETS MANAGED                            14,216                   720                    159
(IN MILLIONS)

ASSETS MANAGED WITH                         0                       0                      0
PERFORMANCE-BASED ADVISORY FEES

* Includes Equity Income Portfolio.

The dollar range of shares of Equity Income Portfolio beneficially owned by Mr. Dufour as of December 31, 2004 was $0.

Bahaa Fam is the portfolio manager of Large Cap Portfolio and receives compensation for his services. As of October 31, 2004, portfolio manager compensation generally consists of a base salary, a bonus and, in certain cases, participation in several types of equity-based compensation plans. A portion of the portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

The following table provides information relating to other accounts managed by Mr. Fam as of January 31, 2005:

                                   REGISTERED INVESTMENT   OTHER POOLED INVESTMENT   OTHER ACCOUNTS
                                        COMPANIES*                VEHICLES
                                   ---------------------   -----------------------   --------------
NUMBER OF ACCOUNTS MANAGED                  3                       2                      19

NUMBER OF ACCOUNTS MANAGED WITH             2                      none                   none
PERFORMANCE-BASED ADVISORY FEES

ASSETS MANAGED                            $132                     $372                   $162
(IN MILLIONS)

ASSETS MANAGED WITH                       $127                     none                   none
PERFORMANCE-BASED ADVISORY FEES

The dollar range of shares of Large Cap Portfolio beneficially owned by Mr. Fam as of May 2, 2005 was $0.

Adam Hetnarski is the portfolio manager of Strategic Equity Portfolio and receives compensation for his services. As of October 31, 2004, portfolio manager compensation generally consists of a base salary, a bonus and, in certain cases, participation in several types of equity-based compensation plans. A portion of the portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

The following table provides information relating to other accounts managed by Mr. Hetnarski as of October 31, 2004:

                                   REGISTERED INVESTMENT   OTHER POOLED INVESTMENT   OTHER ACCOUNTS
                                        COMPANIES*                VEHICLES
                                   ---------------------   -----------------------   --------------
NUMBER OF ACCOUNTS MANAGED                  3                        0                     0

NUMBER OF ACCOUNTS MANAGED WITH             1                        0                     0
PERFORMANCE-BASED ADVISORY FEES

ASSETS MANAGED                            6,310                      0                     0
(IN MILLIONS)

ASSETS MANAGED WITH                        530                       0                     0
PERFORMANCE-BASED ADVISORY FEES

* Includes Strategic Equity Portfolio ($508.9 million in assets).

As of October 31, 2004, Mr. Hetnarski was the beneficial owner of no shares of Strategic Equity Portfolio.

MONDRIAN INTERNATIONAL STOCK PORTFOLIO

Since May 1, 2005, when Mondrian assumed sub-advisory responsibility for the Fund, Ms. Fiona A. Barwick, Ms. Elizabeth A. Desmond, Mr. Clive A. Gillmore, Mr. Nigel G. May, and Mr. David G. Tilles serve as the Fund's portfolio managers.

Ms. Barwick, Director of Regional Research joined Mondrian in 1993 to cover the Pacific Basin markets. Prior to joining Mondrian, she spent three years at Touche Remnant & Co., in London as an assistant portfolio manager and research analyst.

Ms. Desmond, Chief Investment Officer of Developed Equities Markets joined Mondrian in 1991. Prior to joining Mondrian, she was a Pacific Basin equity analyst and senior portfolio manager at Hill Samuel Investment Management Ltd.

Mr. Clive Gillmore, Deputy Managing Director joined Mondrian in 1990 after eight years of investment experience. His most recent position prior to joining Mondrian was as a Pacific Basin equity analyst and senior portfolio manager for Hill Samuel Investment Management Ltd.

Mr. Nigel May, Chief Investment Officer of Developed Equities Markets joined Mondrian in 1991. Prior to joining Mondrian he had been with Hill Samuel Investment Management Ltd. for five years.

Mr. David G. Tilles, Chief Investment Officer joined Mondrian in 1990 as managing director and chief investment officer. Prior to joining Mondrian, he spent sixteen years with Hill Samuel Investment Management Ltd. serving in a number of investment capacities.

Mondrian has the following programs in place to retain key investment staff:

1. Competitive Salary - All investment professionals are remunerated with a competitive base salary.

2. Profit Sharing Bonus Pool - All Mondrian staff, including portfolio managers and senior officers, qualify for participation in an annual profit sharing pool determined by the company's profitability (approximately 30% of profits).

3. Equity Ownership - Mondrian is majority management owned. A high proportion of senior Mondrian staff (investment professionals and other support functions) are shareholders in the business.

Incentives (Bonus and Equity Programs) focus on the key areas of research quality, long-term and short-term performance, teamwork, client service and marketing. As an individual's ability to influence these factors depends on that individual's position and seniority within the firm, so the allocation of participation in these programs will reflect this.

At Mondrian, the investment management of particular portfolios is not "star manager" based but uses a team system. This means that Mondrian's investment professionals are primarily assessed on their contribution to the team's effort and results, though with an important element of their assessment being focused on the quality of their individual research contribution.

Compensation Committee

In determining the amount of bonuses and equity awarded, Mondrian's Board of Directors consults with the company's Compensation Committee, who will make recommendations based on a number of factors including investment research, organization management, team work, client servicing and marketing.

Defined Contribution Pension Scheme

All portfolio managers are members of the Mondrian defined contribution pension scheme where Mondrian pays a regular monthly contribution and the member may pay additional voluntary contributions if they wish. The Scheme is governed by Trustees who have responsibility for the trust fund and payments of benefits to members. In addition, the Scheme provides death benefits for death in service and a spouse's or dependant's pension may also be payable.

                      Number of Other
                     Accounts Managed by      Assets in Other
                      Manager(s) as of        Accounts Managed     For Accounts Listed
                      December 31, 2004      by Manager by Type     Where the Manager's
                     by Type of Account:      of Account: (a)      Compensation is Based
                       (a) Registered      Registered Investment     on the Account's
                     Investment Company;    Company; (b) Other       Performance, the
                      (b) Other Pooled       Pooled Investment      Number of Accounts
                    Investment Vehicles;    Vehicles; (c) Other      and Assets in the
Portfolio Manager    (c) Other Accounts.         Accounts                Accounts
-----------------   --------------------   ---------------------   ---------------------
Fiona Barwick       a) 2                   a) $1,595 million       **
                    b) 0                   b) $0 million
                    c) 10                  c) $1,952 million

Elizabeth Desmond   a) 12                  a) $3,054 million       **
                    b) 3                   b) $1,232 million
                    c) 13                  c) $5,725 million

Clive Gillmore      a) 12                  a) $4,570 million       **
                    b) 0                   b) $0 million
                    c) 14                  c) $1,504 million

Nigel May           a) 6                   a) $2,597 million       **
                    b) 0                   b) $0 million
                    c) 18                  c) $5,825 million

David Tilles        **                     **                      **

** Please note that Mondrian Investment Partners Limited implements common strategies and holdings that are applied to all similar mandates. Though accounts have named portfolio managers the strategy followed reflects the inputs from the entire team of investment professionals and resultant portfolios consistently follow these recommendations. David Tilles, as Chief Investment Officer, has overall responsibility for monitoring consistency. This process seeks to ensure commonality between funds and timely implementation and maintenance of all accounts.

In turn compensation for individual investment professionals is part of company wide team compensation and is not directly related to individual portfolios but is linked primarily to an individual's contribution to the overall research process. Performance, together with the number of accounts and assets in accounts, affect the bonus pool for the whole team of investment professionals and do not directly affect compensation of individuals.

MFS MID CAP GROWTH PORTFOLIO

A team of portfolio managers has managed the Fund since 2002. The team is currently comprised of David E. Sette-Ducati, an MFS Senior Vice President, and Eric B. Fischman, a Vice President of MFS. Mr. Sette-Ducati has been employed in the investment management area of MFS since 1995 and been managing the Fund since 2001. Mr. Fischman has been employed in the investment management area of MFS since 2000 and managing the Fund since 2002. Prior to joining MFS, Mr. Fischman was an equity research analyst for State Street Research.

                      Number of Other
                     Accounts Managed by      Assets in Other
                      Manager(s) as of        Accounts Managed     For Accounts Listed
                      December 31, 2004      by Manager by Type     Where the Manager's
                     by Type of Account:      of Account: (a)      Compensation is Based
                       (a) Registered      Registered Investment     on the Account's
                     Investment Company;    Company; (b) Other       Performance, the
                      (b) Other Pooled       Pooled Investment      Number of Accounts
                    Investment Vehicles;    Vehicles; (c) Other      and Assets in the
Portfolio Manager    (c) Other Accounts.         Accounts                Accounts
-----------------   --------------------   ---------------------   ---------------------
David Sette-Ducati  a) 14                  a) $11,692,151,585      a) None
                    b) 0                   b) 0                    b) None
                    c) 6                   c) $119,356,221         c) None

Eric Fischman       a) 13                  a) $11,326,129,985      a) None
                    b) 0                   b) 0                    b) None
                    c) 1                   c) $35,101,489          c) None

MFS VALUE PORTFOLIO

The Fund is managed by Steven R. Gorham, a Senior Vice President of the adviser. Mr. Gorham has been a portfolio manager of the fund since 2002 and has been employed in the investment management area of the adviser since 1992.

                      Number of Other
                     Accounts Managed by      Assets in Other
                      Manager(s) as of        Accounts Managed     For Accounts Listed
                      December 31, 2004      by Manager by Type     Where the Manager's
                     by Type of Account:      of Account: (a)      Compensation is Based
                       (a) Registered      Registered Investment     on the Account's
                     Investment Company;    Company; (b) Other       Performance, the
                      (b) Other Pooled       Pooled Investment      Number of Accounts
                    Investment Vehicles;    Vehicles; (c) Other      and Assets in the
Portfolio Manager    (c) Other Accounts.         Accounts                Accounts
-----------------   --------------------   ---------------------   ---------------------
Steven Gorham       a) 23                  a)$30,440,856,090       a) None
                    b) 3                   b)$668,040,520          b) None
                    c) 25                  c)$3,678,416,023        c) None

MFS TOTAL RETURN PORTFOLIO

The Fund is managed by a team of portfolio managers comprised of Brooks Taylor, Senior Vice President of the adviser and lead portfolio manager, Alan Langsner, Vice President of the adviser, Kenneth Enright, Senior Vice President of the adviser, Michael Roberge, Executive Vice President of the adviser, Steven R. Gorham, a Senior Vice President of the adviser, Richard Hawkins, Senior Vice President of the adviser, and William Douglas, Vice President of the adviser. Brooks Taylor has been portfolio manager of the fund since 2004 and has been employed in the investment management area of the adviser since 1996. Mr. Langsner has been a portfolio manager of the fund since 2004 and has been employed in the investment management area of the adviser since 1999. Mr. Enright has been a portfolio manager of the fund since 1999 and has been employed in the investment management area of the adviser since 1986. Mr. Roberge has been a portfolio manager of the fund since 2002 and has been employed in the investment management area of the adviser since 1996, and was promoted to Chief Fixed Income Officer and Director of Fixed Income Portfolio Management in 2004. Mr. Gorham has been a portfolio manager of the fund since 2002 and has been employed in the investment management area of the adviser since 1992. Mr. Hawkins has been a portfolio manager of the fund since 2005 and has been employed in the investment management area of the adviser since 1988. Mr. Douglas joined the investment management area of the adviser as portfolio manager in 2004. Prior to joining MFS, Mr. Douglas was Vice President and Senior Mortgage Analyst at Wellington Management Company, LLP.

                         Registered Investment       Other Pooled Investment
                              Companies                     Vehicles                   Other Accounts
                      ----------------------------   --------------------------   ---------------------------
                       Number of     Total Asset*    Number of    Total Assets    Number of     Total Assets
Portfolio Manager      Accounts          $           Accounts          $          Accounts           $
------------------    -----------   --------------   ---------   --------------   ----------   --------------
Alan Langsner             17        26,507,068,969     None                   0      None                   0

Brooks Taylor              8        22,441,878,093     None                   0      None                   0

Kenneth Enright           17        26,507,068,969     None                   0       1         1,005,322,940

Michael Roberge           11        24,218,140,884      1            46,107,249       2            65,238,336

Steven Gorham             22        33,000,913,467      2           919,879,417       24        3,555,978,497

Richard O. Hawkins        11        24,614,512,091     None                   0      None                   0

William Douglas            8        22,441,878,093     None                   0      None                   0

*Includes the Fund

With respect to the accounts identified in the table above, Steven Gorham manages 2 pooled investment vehicles and 24 other accounts with assets totaling $919 million and $3.6 billion, respectively, for which the advisory fees are based in part on the performance of the accounts. Performance fees for any particular account are paid to MFS, not the portfolio manager, and the portfolio manager's compensation is not determined by reference to the level of performance fees received by MFS.

No portfolio manager owns any shares of the Fund.

COMPENSATION. Portfolio manager total cash compensation is a combination of base salary and performance bonus:

BASE SALARY. Base salary represents a relatively smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.

PERFORMANCE BONUS. Generally, incentive compensation represents a majority of portfolio manager total cash compensation. The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60 %) and less weight given to the latter.

The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Fund and any other accounts managed by the portfolio manager) over a one-, three- and five-year period relative to the appropriate Lipper peer group universe and/or one or more benchmark indices with respect to each account. The primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served for shorter periods).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts and traders) and management's assessment of overall portfolio manager contributions to the investment process (distinct from portfolio performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms.

The percentage of compensation provided by these benefits depends upon the length of the individual's tenure at MFS and salary level as well as other factors.

Potential Conflicts of Interest. MFS seek to identify potential conflicts of interest resulting from a portfolio manager's management of both the Fund and other accounts and has adopted policies and procedures designed to address such potential conflicts.

In certain instances there may be securities which are suitable for the Fund's portfolio as well as for accounts with similar investment objectives of the Adviser or subsidiary of the Adviser. Securities transactions for the Fund and other accounts with similar investment objectives are generally executed on the same day, or the next day. Nevertheless, it may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In most cases, however, MFS believes that the Fund's ability to participate in volume transactions will produce better executions for the Fund.

MFS does not receive a performance fee for its management of the Fund. MFS and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund--for instance, those that pay a higher advisory fee and/or have a performance fee.

MERCURY LARGE CAP CORE PORTFOLIO (FORMERLY, MERRILL LYNCH LARGE CAP CORE PORTFOLIO)

The Fund is managed by Bob Doll. Since September of 2001, Mr. Doll has been President and Chief Investment Officer of MLIM. He is also a member of the Merrill Lynch & Co., Inc. Executive Management Committee and serves as Senior Portfolio Manager of the Merrill Lynch Large Cap Series Funds.

Mr. Doll joined Merrill Lynch in June 1999 as Chief Investment Officer for Equities and was promoted to the position of Global Chief Investment Officer in November 1999. Mr. Doll has been manager of the Merrill Lynch Large Cap Core Fund of the Merrill Lynch Large Cap Series, which is managed in a substantially similar manner to the proposed new objective and strategies for the Fund, since its inception in December 1999.

Prior to joining Merrill Lynch, Mr. Doll was Chief Investment Officer of OppenheimerFunds, Inc., where he directed a 100-member-plus investment staff managing the firm's $100 billion in assets. He was also a member of that firm's Executive Committee.

Mr. Doll has bachelor's degrees in Accounting and Economic and master's in Business Administration. He is a CFA charter holder and a Certified Public Accountant.

Number of Other Accounts Managed
by Manager(s) as of December 31,
2004 by Type of Account: (a)            Assets in Other Accounts Managed by          For Accounts Listed Where the Manager's
Registered Investment Company; (b)      Manager by Type of Account: (a) Registered   Compensation is Based on the Account's
Other Pooled Investment Vehicles; (c)   Investment Company; (b) Other Pooled         Performance, the Number of Accounts
Other Accounts.                         Investment Vehicles; (c) Other Accounts      and Assets in the Accounts
-------------------------------------   ------------------------------------------   ---------------------------------------
a) 13                                   a) $5,439,585,763                            a) 0

b) 3                                    b) $794,620,067                              b) 0

c) 2                                    c) $134,765,032                              c) 0

The portfolio manager owned no shares of the fund as of the fiscal year December 31, 2004.

The Merrill Lynch Investment Manager (MLIM) Portfolio Manager compensation program is critical to MLIM's ability to attract and retain the most talented asset management professionals. This program ensures that compensation is aligned with maximizing investment returns and it provides a competitive pay opportunity for competitive performance.

COMPENSATION PROGRAM: The elements of total compensation for MLIM portfolio managers are base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. MLIM has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, portfolio manager compensation levels fluctuate -- both up and down -- with the relative investment performance of the portfolios that they manage.

BASE SALARY: Under the MLIM approach, like that of many asset management firms, base salaries represent a relatively small portion of a portfolio manager's total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

PERFORMANCE-BASED COMPENSATION: MLIM believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent.

To that end, the portfolio manager incentive compensation is derived based on the portfolio manager's performance of the products they manage, investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, performance relative to peers, external market conditions and year over year performance. In addition, portfolio manager's compensation can be based on MLIM's investment performance, financial results of MLIM, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, technology and innovation. MLIM also considers the extent to which individuals exemplify and foster Merrill Lynch's principles of Client Focus, Respect for the Individual, Teamwork, Responsible Citizenship and Integrity. All factors are considered collectively by MLIM management.

CASH BONUS: Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for portfolio managers.

STOCK BONUS: A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of Merrill Lynch stock. Paying a portion of annual bonuses in stock puts compensation earned by a PM for a given year "at risk" based on the Company's ability to sustain and improve its performance over future periods.

The ultimate value of stock bonuses is dependent on future ML stock price performance. As such, the stock bonus aligns each portfolio manager's financial interests with those of the Merrill Lynch shareholders and encourages a balance between short-term goals and long-term strategic objectives.

Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the "downside risk" and "upside opportunity" of the Company's performance. PMs therefore have a direct incentive to protect ML's reputation for integrity.

OTHER BENEFITS: Portfolio Managers are also eligible to participate in broad-based plans offered generally to Merrill Lynch employees, including broad-based retirement, 401(k), health, and other employee benefit plans.

POTENTIAL MATERIAL CONFLICTS OF INTEREST. Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

Certain investments may be appropriate for the Fund and also for other clients advised by MLIM, L.P. and its affiliates, including other client accounts managed by a portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of MLIM, L.P. and its affiliates may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results for the Fund may differ from the results achieved by other clients of MLIM, L.P. and its affiliates and results among clients may differ. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by MLIM, L.P. to be equitable to each. MLIM, L.P. will not determine allocations based on whether it receives a performance based fee from the client. In some cases, the allocation procedure could have an adverse effect on the price or amount of the securities purchased or sold by a portfolio. Purchase and sale orders for the Fund may be combined with those of other clients of MLIM, L.P. and its affiliates in the interest of achieving the most favorable net results to the Fund.

To the extent that the Fund's portfolio management team has responsibilities for managing accounts in addition to the Fund, a portfolio manager will need to divide his time and attention among relevant accounts.

In some cases, a real, potential or apparent conflict may also arise where (i) MLIM, L.P. may have an incentive, such as a performance based fee, in managing one account and not with respect to other accounts it manages or (ii) a member of a portfolio management team owns an interest in one fund or account he or she manages and not another.

PIONEER FUND PORTFOLIO

Day-to-day management of the Fund is the responsibility of John A. Carey, portfolio manager and Walter Hunnewell, Jr,. assistant portfolio manager. Mr. Carey and Mr. Hunnewell are supported by the domestic equity team. The team manages other Pioneer mutual funds investing primarily in U.S. equity securities. Additionally, the portfolio managers may draw upon research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited.

Mr. Carey joined Pioneer as an analyst in 1979 and is currently director of portfolio management and an executive vice president. Mr. Hunnewell is a vice president and joined Pioneer in 2001. He has been an investment professional since 1985, serving as an independent manager and fiduciary of private asset portfolios from 2000 to 2001 and as an analyst with Putnam Investments from 1994 to 1999.

Other Accounts Managed by the Portfolio Managers. The table below indicates, for each portfolio manager of the Fund, information about the accounts other than the Fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of December 31, 2004. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.

                        Number of Other                                 For Accounts
                       Accounts Managed                                 Listed Where
                      by Manager(s) as of                               the Manager's
                       December 31, 2004    Assets in Other Accounts    Compensation      Number of
                      by Type of Account:    Managed by Manager by     is Based on the    Accounts
                        (a) Registered        Type of Account: (a)        Account's      Managed for
                          Investment         Registered Investment      Performance,        which
                      Company; (b) Other       Company; (b) Other       the Number of    Advisory Fee
                       Pooled Investment       Pooled Investment        Accounts and          is        Assets Managed for
                      Vehicles; (c) Other     Vehicles; (c) Other       Assets in the    Performance-   which Advisory Fee
Portfolio Manager         Accounts.                Accounts              Accounts          Based        is Performance-Based
------------------    -------------------   ------------------------   ---------------   ------------   --------------------
John Carey            a) 6                  a) $9,258,163,000          None              a) 1           a) $7,238,272,000
                      b) 2                  b) $678,541,000                              b) 0           b) $
                      c) 8                  c) $262,534,000                              c) 0           c) $

Walter Hunnewell      a) 6                  a) $9,258,163,000          None              a) 1           a) $7,238,272,000
                      b) 2                  b) $678,541,000                              b) 0           b) $
                      c) 10                 c) $263,319,000                              c) 0           c) $

The portfolio managers owned no shares of the Fund as of December 31, 2004.

PIONEER MID CAP VALUE PORTFOLIO

J. Rodman Wright, portfolio manager, and Sean Gavin, assistant portfolio manager, are responsible for the day-to-day management of the Fund. A team of experienced equity portfolio managers and analysts supports them. Mr. Wright and Mr. Gavin may draw upon the research and investment management expertise of Pioneer's affiliate, Pioneer Investment Management Limited, based in Dublin, Ireland. Mr. Wright joined Pioneer in 1994 and has been an investment professional since 1988. Mr. Gavin joined Pioneer in 2002 and has been an investment professional since 1998.

Other Accounts Managed by the Portfolio Managers. The table below indicates, for each portfolio manager of the Fund, information about the accounts other than the Fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of December 31, 2004. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.

                        Number of Other                                 For Accounts
                       Accounts Managed                                 Listed Where
                      by Manager(s) as of                               the Manager's
                       December 31, 2004    Assets in Other Accounts    Compensation      Number of
                      by Type of Account:    Managed by Manager by     is Based on the    Accounts
                        (a) Registered        Type of Account: (a)        Account's      Managed for
                          Investment         Registered Investment      Performance,        which
                      Company; (b) Other       Company; (b) Other       the Number of    Advisory Fee
                       Pooled Investment       Pooled Investment        Accounts and          is        Assets Managed for
                      Vehicles; (c) Other     Vehicles; (c) Other       Assets in the    Performance-   which Advisory Fee
Portfolio Manager         Accounts.                Accounts              Accounts          Based        is Performance-Based
------------------    -------------------   ------------------------   ---------------   ------------   --------------------
J. Rodman Wright      a) 4                  a) $5,001,608,000          None              a) 2           a) $6,368,549,000
                      b) 2                  b) $699,182,000                              b) 0           b) 0
                      c) 4                  c) $37,217,000                               c) 0           c) 0

Sean Gavin            a) 1                  a) $845,818,000            None              a) 1           a) $2,223,727,000
                      b) 2                  b) $699,182,000                              b) 0           b) 0
                      c) 2                  c) $91,900                                   c) 0           c) 0

The portfolio managers owned no shares of the Fund as of December 31, 2004.

PIONEER STRATEGIC INCOME PORTFOLIO

Day-to-day management of the fund's portfolio is the responsibility of Kenneth
J. Taubes. Mr. Taubes is supported by the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio manager and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Taubes is responsible for overseeing the U.S. and global fixed income teams. He joined Pioneer as a senior vice president in September 1998 and has been an investment professional since 1982.

Other Accounts Managed by the Portfolio Manager. The table below indicates, for the portfolio manager of the Fund, information about the accounts other than the Fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of

December 31, 2004. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.

                        Number of Other                                 For Accounts
                       Accounts Managed                                 Listed Where
                      by Manager(s) as of                               the Manager's
                       December 31, 2004    Assets in Other Accounts    Compensation      Number of
                      by Type of Account:    Managed by Manager by     is Based on the    Accounts
                        (a) Registered        Type of Account: (a)        Account's      Managed for
                          Investment         Registered Investment      Performance,        which
                      Company; (b) Other       Company; (b) Other       the Number of    Advisory Fee
                       Pooled Investment       Pooled Investment        Accounts and          is        Assets Managed for
                      Vehicles; (c) Other     Vehicles; (c) Other       Assets in the    Performance-   which Advisory Fee
Portfolio Manager         Accounts.                Accounts              Accounts          Based        is Performance-Based
------------------    -------------------   ------------------------   ---------------   ------------   --------------------
Kennet Taubes         a) 3                  a) $605,981,000            None              0              N/A
                      b) 1                  b) $240,223,000
                      c) 5                  c) $20,091,850


The portfolio manager owned no shares of the Fund as of December 31, 2004.

COMPENSATION OF PORTFOLIO MANAGERS. Pioneer has adopted a system of compensation for portfolio managers and seeks to align the financial interests of the portfolio managers with both those of shareholders of the accounts the portfolio managers manage, through incentive payments based in part on the relative investment performance of those funds, and also Pioneer through incentive payments based in part on Pioneer's financial performance. Pioneer's compensation arrangements with its portfolio managers are determined on the basis of the portfolio manager's overall services to Pioneer and its affiliates and not on the basis of specific funds or accounts managed by the portfolio manager. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and aligns the financial incentives of Pioneer and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

QUANTITATIVE INVESTMENT PERFORMANCE. The quantitative investment performance calculation is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The account is ranked against its peer group universe (60%) and a broad-based securities market index (40%).

QUALITATIVE PERFORMANCE. The qualitative performance component includes specific objectives that are mutually established and evaluated by each portfolio manager and management.

Company Results and Business Line Results. Company results and business/division line results affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

Certain portfolio managers participate in an incentive plan whereby senior executives or other key employees are granted options in stock of Pioneer Global Asset Management S.p.A., an affiliate of Pioneer, at the then fair value of the underlying stock. These options are generally exercisable within three years.

PIONEER FUND, PIONEER MID CAP VALUE, PIONEER STRATEGIC INCOME

POTENTIAL CONFLICTS OF INTEREST. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See "Compensation of Portfolio Managers" below.

A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering.

A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

DISCIPLINED MID CAP PORTFOLIO AND STYLE FOCUS SERIES: SMALL CAP GROWTH PORTFOLIO AND SMALL CAP VALUE PORTFOLIO

On June 24, 2005, Citigroup and Legg Mason announced that Citigroup would sell substantially all of its worldwide asset management business to Legg Mason. The transaction subsequently was closed on December 1, 2005, on which date TIMCO became an indirect wholly owned subsidiary of Legg Mason. TIMCO and all portfolio management personnel have retained their advisory roles with the Funds and the names of the entities involved in the transaction have remained unchanged.

TIMCO employs a team approach to portfolio management. Daniel Willey is the lead portfolio manager for the team. Dan has been with the firm for 10 years and has 25 years of experience. He is supported on the portfolio management and implementation team by John Lau, Louis Scott, Alex Romeo and Ethan Madson. Alex Romeo serves as a principal portfolio manager for the Disciplined Mid Cap Portfolio and John Lau serves as a principal portfolio manager for the Small Cap Value Portfolio and Small Cap Growth Portfolio. A team of researchers, led by Lillyn Teh, PHD, CFA, Director, Head of Quantitative Research, supports the efforts of the portfolio management team.

Every member of the team is actively involved in the management of client portfolios. The individuals listed below focus solely on quantitative portfolio management of U.S. equity strategies. The efforts of the implementation team tends to get divided across our large, mid and small cap strategies, whereas the entire focus of the research team is to enhance the stock selection and portfolio construction models which are used in all mandates. Please refer to the table and biographical information below for details on the U.S. Quantitative Equity investment professionals.

Portfolio Management and Trading


                                             Years with   Years in     Years of
Name               Title/Responsibilities      Firm      Position    Experience
----------------   -----------------------  -----------  ----------  -----------
Dan Willey         Director , President &        10          10          25
                   CEO/Senior Portfolio
                   Manager

John Lau, CFA      Director / Portfolio          9           9           10
                   Manager

Alex Romeo, CFA    Vice President /              6           6           6
                   Portfolio Manager

DANIEL WILLEY
Director, President of TIMCO Asset Management, Inc. (TIMCO)
..Responsible for all investment activities including, portfolio management, research and trading
..25 years of industry experience
..Joined TIMCO in 1994
..TIMCO - Portfolio Manager and Head Equity Trader for quantitative equity strategies
..SHAWMUT NATIONAL BANK - Head Equity Trader
..OFFICE OF THE TREASURER FOR THE STATE OF CONNECTICUT - Head Equity Trader ..BANK OF NEW ENGLAND - head trader, portfolio manager, research analyst ..TUCKER ANTHONY - Registered Representative
..BLYTH EASTMAN DILLION - Registered Representative
..Member of the Security Traders Association of Connecticut
..BA from St.Mary's Seminary University

JOHN LAU, CFA
Director
..Portfolio Manager for equity strategies; has had numerous responsibilities including portfolio management, research, trading, and new product development. ..10 years of experience
..Joined TIMCO in 1995

..United Technologies Pratt & Whitney Aircraft Engines - senior design engineer responsible for design simulation projects
..Member, Association for Investment Management & Research (AIMR)
..Member, American Finance Association
..Member, New York Society of Financial Analysts
..NASD Licensed (Series 3, Series 7 and Series 63)
..MBA from Columbia University; MS in Engineering from the University of California at Berkeley; BS in Engineering from the University of Michigan

ALEXANDER ROMEO, CFA
Vice President
..Quantitative Analyst for equity strategies responsible for developing stock selection models, risk management and trading strategies; primary focus is on the development of simulations, models and backtests to evaluate earnings, valuation and pricing signals.
..6 years of experience
..Joined TIMCO in 1998
..General Dynamics - Systems Engineer
..Structured Technology Corporation - Software Developer
..End2End - Program Manager
..Member, Association of Investment Management and Research (AIMR)
..Member, Stamford Society of Investment Analysts, Inc. (SSIA)
..NASD Licensed (Series 3, Series 7 and Series 63)
..MBA from Rensselaer Polytechnic Institute; MS in Engineering from the University of Texas at Arlington; BS in Engineering from the Massachusetts Institute of Technology

PORTFOLIO MANAGER COMPENSATION. Citigroup Asset Management ("CAM") investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is typically determined based on market factors and the skill and experience of individual investment personnel.

CAM has recently implemented an investment management incentive and deferred compensation plan (the "Plan") for its investment professionals, including the fund's portfolio manager(s). Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of CAM investment professionals with those of fund shareholders and other CAM clients. Under the Plan a "base incentive pool" is established for each team each year as a percentage of CAM's revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team's revenues are typically expected to increase or decrease depending on the effect that the team's investment performance as well as inflows and outflows have on the level of assets in the investment products managed by the team. The "base incentive pool" of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

The investment team's incentive pool is then adjusted to reflect the team's investment performance against the applicable product benchmark (e.g., a securities index) and its ranking among a "peer group" of non-CAM investment managers. Longer-term performance will be more heavily weighted than shorter-term performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted to reflect other factors (e.g., severance pay to departing members of the team, and discretionary allocations by the applicable CAM chief investment officer from one investment team to another). The incentive pool will be allocated by the applicable CAM chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

Up to 40% of an investment professional's annual incentive compensation is subject to deferral. Amounts deferred will accrue a return based on the hypothetical returns of a composite of CAM's investment products (where deemed appropriate, approximately half of the deferred amount will accrue a return based on the return of products managed by the applicable investment team). An additional portion of awarded incentive compensation may be received in the form of Citigroup stock or options to purchase common stock. Citigroup may from time to time offer other stock purchase or option programs to investment personnel.

                                                                Assets in Other Accounts
                               Number of Other Accounts          Managed by Manager by
                             Managed by Manager(s) as of          Type of Account: (a)      For Accounts Listed Where the
                            December 31, 2004 by Type of         Registered Investment        Manager's Compensation is
                          Account: (a) Registered Investment       Company; (b) Other          Based on the Account's
                              Company; (b) Other Pooled             Pooled Investment        Performance, the Number of
                            Investment Vehicles; (c) Other        Vehicles; (c) Other        Accounts and Assets in the
Portfolio Manager                     Accounts.                        Accounts                      Accounts
----------------------    ----------------------------------   --------------------------   -----------------------------
Dan Willey                a) 13                                a) $4,659,389,093            a) 0

Disciplined Mid Cap       b) 0                                 b) 0                         b) 0

                          c) 11                                c) $1,360,007,279            c) 0

Alexander Romeo           a) 3                                 a) $1,116,733,093            a) 0

Disciplined Mid Cap       b) 0                                 b) 0                         b) 0
Account MDEF
                          c) 0                                 c) 0                         c) 0

Dan Willey                a) 14                                a) $4,845,590,093            a) 0

New Small Cap Growth &    b) 0                                 b) 0                         b) 0
New Small Cap Value
                          c) 11                                c) $1,360,007,279            c) 0

John Lau                  a) 5                                 a) $2,611,931,128            a) 0

New Small Cap Growth &    b) 0                                 b) 0                         b) 0
New Small Cap Value
                          c) 8                                 c) $1,171,462,578            c) 0

MANAGED ALLOCATION SERIES: AGGRESSIVE PORTFOLIO, MODERATE-AGGRESSIVE, MODERATE, MODERATE-CONSERVATIVE, CONSERVATIVE PORTFOLIOS

Robert Wang, Inna Okounkova, Christine Johnson and Joe Wang serve as the Portfolio Managers.

Robert Wang, Managing Director, Senior portfolio. Manager for global asset allocation and global quantitative equity products responsible for implementation, risk control and product management; member of the DeAM Americas Investment Committee and DeAM Global IGAP Oversight Committee: New York. Joined the Company in 1995 as a senior fixed income portfolio manager after 13 years of experience at J.P. Morgan and Co. trading fixed income, derivatives and foreign exchange products. BS in economics from The Wharton School, University of Pennsylvania

Christine Johnson, CFA Director. Product specialist for Advanced Research and Quantitative Strategies: New York. Joined the Company in 1993, formerly serving as a relationship manager for institutional clients, a senior consultant in the Asset Consulting group, and as a performance analyst. BA from Pace University; MBA from Fordham University

Inna Okounkova, Director. Global Asset Allocation portfolio manager: New York. Joined the Company in 1999 as quantitative analyst, becoming associate portfolio manager in 2001. MS from Moscow State University; MBA from University of Chicago Graduate School of Business.

Joe Wong, CFA, Vice President. Quantitative analyst for the Advanced Research and Quantitative Strategies Group: New York. Joined the Company in 1997, previously serving as quantitative analyst in Sydney office, after 5 years of experience as consultant to Equitilink Investment Management and quantitative analyst at Macquarie Investment Management Ltd. BEc from Macquarie University, Australia; MComm from University of NSW, Australia

PORTFOLIO MANAGER COMPENSATION. The Subadvisor seeks to offer its investment professionals competitive short-term and long-term compensation. Portfolio managers and research professionals are paid (i) base salaries, which are linked to job function, responsibilities and financial services industry peer comparison and (ii) variable compensation, which is linked to investment performance, individual contributions to the team and Scudder Investments' and Deutsche Bank's financial results. Variable compensation may include a cash bonus incentive and participation in a variety of long-term equity programs (usually in the form of Deutsche Bank equity).

Bonus and long-term incentives comprise a greater proportion of total compensation as an investment professional's seniority and compensation levels increase. Top performing investment professionals earn a total compensation package that is highly competitive, including a bonus that is a multiple of their base salary. The amount of equity awarded under the long-term equity programs is generally based on the individual's total compensation package and may comprise from 0%-40% of the total compensation award. As incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases. Certain senior investment professionals may be subject to a mandatory diverting of a portion of their equity compensation into proprietary mutual funds that they manage.

To evaluate its investment professionals, the Advisor uses a Performance Management Process. Objectives evaluated by the process are related to investment performance and generally take into account peer group and benchmark related data. The ultimate goal of this process is to link the performance of investment professionals with client investment objectives and to deliver investment performance that meets or exceeds clients' risk and return objectives. When determining total compensation, the Advisor considers a number of quantitative and qualitative factors such as:

     . Scudder Investments' performance and the performance of Deutsche Asset Management;

     . Quantitative measures which include 1, 3 and 5 year pre-tax returns versus benchmark (such as the benchmark used in the prospectus) and appropriate peer group, taking into consideration risk targets. Additionally, the portfolio manager's retail/institutional asset mix is weighted, as appropriate for evaluation purposes.

     . Qualitative measures include adherence to the investment process and individual contributions to the process, among other things. In addition, the Advisor assesses compliance, risk management and teamwork skills.

Other factors, including contributions made to the investment team as well as adherence to compliance, risk management, and "living the values" of the Advisor, are part of a discretionary component which gives management the ability to reward these behaviors on a subjective basis through bonus incentives.

In addition, the Advisor analyzes competitive compensation levels through the use of extensive market data surveys. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine overall compensation to promote good sustained investment performance.

CONFLICTS OF INTEREST. In addition to managing the assets of the Fund, the Fund's portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Fund's most recent fiscal year end.

OTHER SEC REGISTERED INVESTMENT COMPANIES MANAGED:

                                                   NUMBER OF
                                                  INVESTMENT
                   NUMBER OF     TOTAL ASSETS       COMPANY     TOTAL ASSETS OF
                   REGISTERED   OF REGISTERED    ACCOUNTS WITH    PERFORMANCE-
NAME OF PORTFOLIO  INVESTMENT     INVESTMENT      PERFORMANCE-     BASED FEE
MANAGER            COMPANIES      COMPANIES        BASED FEE       ACCOUNTS
-----------------  ----------  ----------------  -------------  ----------------
Janet Campagna     34          2,928,736,703.34  0              0

Robert Wang        34          2,928,736,703.34  0              0

Inna Okounkova     12          754,902,261.70    0              0

Christine Johnson  0           0                 0              0

Joe Wong           0           0                 0              0

OTHER POOLED INVESTMENT VEHICLES MANAGED:

                                                   NUMBER OF
                                                    POOLED
                                                  INVESTMENT
                   NUMBER OF     TOTAL ASSETS       VEHICLE     TOTAL ASSETS OF
                     POOLED       OF POOLED      ACCOUNTS WITH    PERFORMANCE-
NAME OF PORTFOLIO  INVESTMENT     INVESTMENT      PERFORMANCE-     BASED FEE
MANAGERS            VEHICLES      VEHICLES         BASED FEE       ACCOUNTS
-----------------  ----------  ----------------  -------------  ----------------
Janet Campagna     7           478,714,795.70    0              0

Robert Wang        7           478,714,795.70    0              0

Inna Okounkova     2           317,196,143.87    0              0

Christine Johnson  0           0                 0              0

Joe Wong           0           0                 0              0

OTHER ACCOUNTS MANAGED:

                                                   NUMBER OF
                                                     OTHER      TOTAL ASSETS OF
                   NUMBER OF                     ACCOUNTS WITH    PERFORMANCE-
NAME OF PORTFOLIO    OTHER     TOTAL ASSETS OF    PERFORMANCE      BASED FEE
     MANAGER        ACCOUNTS    OTHER ACCOUNTS     BASED FEE       ACCOUNTS
-----------------  ----------  ----------------  -------------  ---------------
Janet Campagna     40          6,692,460,383.69  3              79,719,403.54

Robert Wang        40          6,692,460,383.69  3              79,719,403.54

Inna Okounkova     8           408,569,683.42    0              0

Christine Johnson  0           0                 0              0

Joe Wong           0           0                 0              0

The portfolio managers owned no shares of the fund as of December 31, 2004.

SMALL CAP GROWTH PORTFOLIO

Please see information on TIMCO under "Disciplined Mid Cap Portfolio."

On behalf of Janus Captial Management LLC, ("Janus") Mr. William H. Bales serves as the portfolio manager for the Fund. Mr. Bales has been a co-portfolio manager at Janus since 1997 and a portfolio manager since 2000. Mr. Bales joined Janus in 1991 and was a research co-analyst from 1993 to 1997.

                                                                Assets in Other Accounts
                               Number of Other Accounts          Managed by Manager by
                             Managed by Manager(s) as of          Type of Account: (a)      For Accounts Listed Where the
                            December 31, 2004 by Type of         Registered Investment        Manager's Compensation is
                          Account: (a) Registered Investment       Company; (b) Other          Based on the Account's
                              Company; (b) Other Pooled             Pooled Investment        Performance, the Number of
                            Investment Vehicles; (c) Other        Vehicles; (c) Other        Accounts and Assets in the
Portfolio Manager                     Accounts.                        Accounts                      Accounts
----------------------    ----------------------------------   --------------------------   -----------------------------
TIMCO (see information
under Disciplined Mid
Cap above)

Janus - William H. Bales  a) 2                                 a) $1,650,635,355

                          b) 0                                 b) none

                          c) 0                                 c) None

As shown in the accompanying table, the portfolio manager may manage other accounts with investment strategies similar to the Fund. Fees may vary among these accounts and the portfolio manager may personally invest in some but not all of these accounts. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, these risks may be mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager may be generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors.

COMPENSATION: The following describes the structure and method of calculating the portfolio manager's compensation as of January 1, 2005.

The portfolio manager is compensated by Janus Capital for managing the Fund and any other funds, portfolios or accounts managed by the portfolio manager (collectively, the "Managed Funds") through two components: fixed compensation and variable compensation.

FIXED COMPENSATION: Fixed compensation is paid in cash and is comprised of an annual base salary and an additional amount calculated based on factors such as the complexity of managing funds and other accounts, scope of responsibility (including assets under management), tenure and long-term performance as a portfolio manager.

VARIABLE COMPENSATION: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of Janus Capital Group Inc. restricted stock, stock options and a cash deferred award aligned with Janus fund shares). Variable compensation is structured to pay the portfolio manager primarily on individual performance, with additional compensation available for team performance and a lesser component based on net asset flows in the Managed Funds. Variable compensation is based on pre-tax performance of the Managed Funds.

The portfolio manager's individual performance compensation is determined by applying a multiplier tied to the Managed Funds' aggregate asset-weighted Lipper peer group performance ranking for one- and three-year performance periods, if applicable, with a greater emphasis on three year results. The multiplier is applied against the portfolio manager's fixed compensation. The portfolio manager is also eligible to receive additional individual performance compensation if the Managed Funds achieve a certain rank in their Lipper peer performance groups in each of three, four, or five consecutive years. The portfolio manager's compensation is also subject to reduction in the event that the Managed Funds incur material negative absolute performance, and the portfolio manager will not be eligible to earn any individual performance compensation if the Managed Funds' performance does not meet or exceed a certain ranking in their Lipper peer performance group.

The portfolio manager is also eligible to participate with other Janus equity portfolio managers in a team performance compensation pool which is derived from a formula tied to the team's aggregate asset-weighted

Lipper peer group performance ranking for the one-year performance period. Such compensation is then allocated among eligible individual equity portfolio managers at the discretion of Janus Capital. No team performance compensation is paid to any equity portfolio manager if the aggregate asset-weighted team performance for the one-year period does not meet or exceed a certain rank in the relevant Lipper peer group.

The Portfolio manager may elect to defer payment of a designated percentage of fixed compensation and/or up to all variable compensation in accordance with the Janus Executive Income Deferral Program.

The Fund's Lipper peer group for compensation purposes is the Small-Cap Growth Funds.

SMALL CAP VALUE PORTFOLIO

Please see information on TIMCO under "Disciplined Mid Cap Portfolio."

The Fund is managed by the following portfolio managers from Dreman Value
Management:

                    LENGTH OF INVESTMENT
NAME & TITLE        EXPERIENCE             BUSINESS EXPERIENCE

David Dreman,       Over 30 Years          Chairman & Chief Investment
Portfolio Manager                          Officer of Dreman Value
                                           Management LLC & predecessor
                                           Firms since 1977

Nelson Woodard      Over 20 Years          Managing Director and Senior
Portfolio Manager                          Portfolio
                                           Manager of Dreman Value
                                           Management LLC since 2001

PORTFOLIO MANAGERS COMPENSATION - DREMAN VALUE MANAGEMENT LLC:

The Funds have been advised that the subadvisor has implemented a highly competitive compensation plan which seeks to attract and retain exceptional investment professionals who have demonstrated that they can consistently outperform their respective fund's benchmark. The compensation plan is comprised of both a fixed component and a variable component. The variable component is determined by assessing the investment professional's performance measured utilizing both quantitative and qualitative factors.

The Advisor's investment professionals are each paid a fixed base salary that is determined based on their job function and responsibilities. The base salary is deemed to be competitive with the marketplace and specifically with salaries in the financial services industry by utilizing various salary surveys compiled for the financial services industry specifically investment advisory firms. The variable component of the subadvisor's compensation plan which takes the form of a cash bonus combined with either stock appreciation rights grants or outright stock grants is discretionary and is designed to reward and retain investment professionals including portfolio managers and research analysts for their contributions to the Fund's performance relative to its benchmark.

Investment professionals may receive equity in the form of units or fractional units of membership interest in the subadvisor or they may receive stock appreciation rights which enable them to participate in the growth of the firm. The subadvisor's membership units are valued based on a multiple of net profits so grants of stock appreciation rights which vest over a specified term will result in additional compensation as net profits increase. Investment professionals also participate in the subadvisor's profit sharing plan, a defined contribution plan that allows the subadvisor to contribute up to twenty-five percent of an employee's total compensation, subject to various regulatory limitations, to each employee's profit sharing account. The subadvisor's profit sharing plan is a non-discriminatory plan which benefits all employees of the firm including both portfolio managers and research analysts. Contributions to the subadvsior's profit sharing plan vest over a specified term. Finally all employees of the subadvisor including investment professionals receive additional fringe benefits in the form of subsidized medical and dental and group-term and life insurance coverage.

The basis for determining the variable component of an investment professional's total compensation is determined through a subjective process which evaluates an investment professional performance against several quantitative and qualitative factors including the following:

Quantitative factors:

     (i) Relative ranking of the Fund's performance against its peers in the one, three and five year pre-tax investment performance categories. The Fund's performance is evaluated against peers in its fund category and performance is ranked from one to four on a declining scale depending on the quartile in which the portfolio manager's absolute performance falls. The portfolio manager is rewarded on a graduated scale for outperforming relative to his peers.

     (ii) Relative performance of the Fund's performance against the pre-determined indices for the product strategy against which the Fund's performance is measured. The portfolio manager is rewarded on a graduated scale for outperforming relative to the fund's benchmark index.

     (iii)Performance of the Fund's portfolio measured through attribution analysis models which analyses the portfolio manager's contribution from both an asset allocation or sector allocation perspective and security selection perspective. This factor evaluates how the investment professional performs in linking performance with the client's investment objective including investment parameters and risk and return objectives. This factor may include some qualitative characteristics.

Qualitative factors:

          (i) Ability to work well with other members of the investment professional team and mentor junior members

          (ii) Contributions to the organizational overall success with new product strategies

          (iii)Other factors such as contributing to the team in a leadership role and by being responsive to requests for assistance

The following table identifies the fund's portfolio manager(s); their role in managing the portfolio; their length of investment experience and business experience over the last five years.

FUND OWNERSHIP BY PORTFOLIO MANAGERS: The following table shows the dollar range of shares owned beneficially and of record by each member of the Fund's portfolio management team in the Fund or its affiliates, including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of February 28, 2005.

NAME OF PORTFOLIO   DOLLAR RANGE OF FUND  DOLLAR RANGE OF SCUDDER FUND
     MANAGER            SHARES OWNED             SHARES OWNED

David N. Dreman             None                    None

Nelson Woodard              None                    None

CONFLICTS OF INTEREST: In addition to managing the assets of the Fund, the portfolio manager may manage other client accounts of the subadvisor. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Fund's most recent fiscal year end.

OTHER SEC REGISTERED INVESTMENT COMPANIES MANAGED:

                                                  NUMBER OF
                                                 INVESTMENT
                    NUMBER OF  TOTAL ASSETS OF     COMPANY     TOTAL ASSETS OF
                   REGISTERED    REGISTERED     ACCOUNTS WITH   PERFORMANCE
NAME OF PORTFOLIO  INVESTMENT    INVESTMENT      PERFORMANCE     BASED FEE
    MANAGER        COMPANIES     COMPANIES        BASED FEE      ACCOUNTS

David N. Dreman       13        $9.0 billion        None           None

Nelson Woodard         2        $2.9 billion        None           None

OTHER POOLED INVESTMENT VEHICLE MANAGED:

                                                  NUMBER OF
                                                   POOLED
                   NUMBER OF   TOTAL ASSETS OF   INVESTMENT    TOTAL ASSETS OF
                     POOLED        POOLED       VEHICLES WITH   PERFORMANCE
NAME OF PORTFOLIO  INVESTMENT    INVESTMENT      PERFORMANCE     BASED FEE
    MANAGER         VEHICLES      VEHICLES        BASED FEE      ACCOUNTS

David N. Dreman        2        $46 million         None           None

Nelson Woodard         0           None             None           None

OTHER ACCOUNTS MANAGED:

                                                  NUMBER OF
                   NUMBER OF   TOTAL ASSETS OF      OTHER      TOTAL ASSETS OF
NAME OF PORTFOLIO    OTHER     OTHER ACCOUNTS   ACCOUNTS WITH   PERFORMANCE
    MANAGER         ACCOUNTS                     PERFORMANCE     BASED FEE
                                                  BASED FEE      ACCOUNTS

David N. Dreman       99        $2.2 billion        None            None

Nelson Woodard        13         $79 million        None            None

The subadvisor manages clients' accounts using a contrarian value investment strategy. For both its large capitalization and small capitalization strategies the subadvisor utilizes a model portfolio and rebalances clients accounts whenever changes are made to the model portfolio. In addition the subadvisor aggregates its trades and allocates the trades to all clients accounts in an equitable manner. The subadvisor strongly believes aggregating its orders protect all clients from being disadvantaged by price or time execution. The model portfolio approach and the trade aggregation policy of the subadvisor eliminates any potential or apparent conflicts of interest that could arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account. The subadvisor does not receive any performance-based fees from any of its accounts with the exception of a hedge fund that is managed by an affiliated firm. However the hedge funds are treated like any other client account and trades done for the fund are generally aggregated with trades done for its regular client accounts.

The subadvisor's investment professional are compensated in the same manner for all client accounts irrespective of the type of account.

VAN KAMPEN ENTERPRISE

The Fund's portfolio is managed within the Subadviser's Enterprise team. Current members of the team include Sandip Bhagat, Managing Director of the Subadviser, Feng Chang, Kevin Jung, Leah Modigliani, and Hooman Yaghoobi, Executive Directors of the Subadviser.

Sandip Bhagat, who is the Fund's lead portfolio manager, has worked for the subadviser since July 2004 and has managed the Fund since November 15, 2004. Prior to that, he was President and Chief Investment Office of Travelers Investment Management Company. Feng Chang has worked for the subadviser since August 2004 and has managed the Fund since November 15, 2004. Prior to that, he was a Quantitative Research Analyst for Travelers Investment Management Company. Kevin Jung has worked for the subadviser since September 1997 and has managed the Fund since November 15, 2004. Leah Modigliani has worked for the subadviser since July 1995 and has managed the Fund since November 15, 2004. Hooman Yaghoobi has worked for the subadviser since July 1995 and has managed the Fund since November 15, 2004.

Sandip Bhagat and Feng Chang are the lead portfolio managers of the Fund. Leah Modigliani, Kevin Jung, and Hooman Yaghoobi are co-portfolio managers. Members of the team collaborate to manage the assets of the Fund.

The composition of the team may change without notice from time to time.

                                 FUND MANAGEMENT

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

As of October 31, 2004, Sandip Bhagat managed 2 mutual funds with a total of $1,801,094,811 in assets; 0 pooled investment vehicles other than mutual funds with a total of $0 in assets; and 0 other accounts with a total of $0 in assets.
                                    _____

As of October 31, 2004, Feng Chang managed 2 mutual funds with a total of $1,801,094,811 in assets; 0 pooled investment vehicles other than mutual funds with a total of $0 in assets; and 0 other accounts with a total of $0 in assets.
                                    _____

As of October 31, 2004, Kevin Jung managed 9 mutual funds with a total of $6,466,307,341 in assets; 0 pooled investment vehicles other than mutual funds with a total of $0 in assets; and 0 other accounts with a total of $0 in assets.
                                    _____

As of October 31, 2004, Leah Modigliani managed 3 mutual funds with a total of $1,966,714,861 in assets; 0 pooled investment vehicles other than mutual funds with a total of $0 in assets; and 0 other accounts with a total of $0 in assets.
                                    _____

As of October 31, 2004, Hooman Yaghoobi managed 2 mutual fund with a total of $1,801,094,811 in assets; 0 pooled investment vehicles other than mutual funds with a total of $0 in assets; and 0 other accounts with a total of $0 in assets.
                                    _____

Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Investment Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. The Investment Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.

BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Investment Adviser.

DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

     .    Cash Bonus;

     .    Morgan Stanley's Equity Incentive Compensation Program (EICP)
          ____________________________________________________________________
          awards--a mandatory program that defers a portion of discretionary
          ______
          year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;

     .    Investment Management Deferred Compensation Plan (IMDCP) awards--a
          _______________________________________________________________
          mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Investment Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio Managers must notionally invest a minimum of 25% to a maximum of 50% of the IMDCP deferral into a combination of the designated funds they manage that are included in the IMDCP fund menu, which may or may not include the Fund;

     .    Select Employees' Capital Accumulation Program (SECAP) awards--a
          _____________________________________________________________
          voluntary program that permits employees to elect to defer a portion of their discretionary compensation and notionally invest the deferred amount across a range of designated investment funds, including funds advised by the Investment Adviser or its affiliates; and

     .    Voluntary Equity Incentive Compensation Program (VEICP) awards--a
          ______________________________________________________________
          voluntary program that permits employees to elect to defer a portion of their discretionary compensation to invest in Morgan Stanley stock units.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

     . Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund's primary benchmark (as set forth in the fund's prospectus), indices and/or peer groups. Generally, the greatest weight is placed on the three- and five- year periods.

     . Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

     .    Contribution to the business objectives of the Investment Adviser.

     .    The dollar amount of assets managed by the portfolio manager.

     .    Market compensation survey research by independent third parties.

     .    Other qualitative factors, such as contributions to client objectives.

     . Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the Global Investor Group, a department within Morgan Stanley Investment Management that includes all investment professionals.

Occasionally, to attract new hires or to retain key employees, the total amount of compensation will be guaranteed in advance of the fiscal year end based on current market levels. In limited circumstances, the guarantee may continue for more than one year. The guaranteed compensation is based on the same factors as those comprising overall compensation described above.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS

As of October 31, 2004, none of the portfolio managers beneficially owned securities in the Fund.

THE ADVISORY AGREEMENTS

Under the terms of their respective advisory and subadvisory agreements, the parties to such agreements shall:

          (1) obtain and evaluate pertinent economic, statistical and financial data and other information relevant to the Funds' investment policies, affecting the economy generally and individual companies or industries, the securities of which are included in the investment portfolios or are under consideration for inclusion therein;

          (2) be authorized to purchase supplemental research and other services from brokers at an additional cost to the Funds;

          (3) regularly furnish recommendations to the Board with respect to an investment program for approval, modification or rejection by the Board;

          (4) take such steps as are necessary to implement the investment programs approved by the Board; and

          (5) regularly report to the Board with respect to implementation of the approved investment programs and any other activities in connection with the administration of the Funds' assets.

As required by the 1940 Act, each advisory and subadvisory agreement will continue in effect for a period of more than two years from the date of its execution only so long as its continuance is specifically approved at least annually: (1) by a vote of a majority of the Board, or (2) by a vote of a majority of the particular Fund's outstanding voting securities. In addition, and in either event, the terms of the advisory and subadvisory agreements must be approved annually by a vote of a majority of the trustees who are not parties to, or interested persons of any party to, an advisory or subadvisory agreement, cast in person at a meeting called for the purpose of voting on such approval and at which the Board is furnished such information as may be reasonably necessary to evaluate the terms of the agreements. The advisory and subadvisory agreements further provide that they will terminate automatically upon assignment; may be amended only with prior approval of a majority of the particular Fund's outstanding voting securities; may be terminated without the payment of any penalty at any time upon sixty days' notice by the Board or by a vote of a majority of the particular Fund's outstanding voting securities; and may not be terminated by TAMIC without prior approval of a new investment advisory agreement by a vote of a majority of the particular Fund's outstanding voting securities.

                               REDEMPTIONS IN KIND

If conditions arise that would make it undesirable for a Fund to pay for all redemptions in cash, the Fund may authorize payment to be made in portfolio securities or other property.

The Trust, however, has obligated the Funds under the 1940 Act to redeem for cash all shares presented to a Fund for redemption by any one shareholder in a 90-day period up to $250,000, or 1% of the Fund's net assets if that is less, valued for this purpose as the securities are valued in computing the Fund's net asset value per share. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and will incur any costs of sale, including brokerage charges, as well as the associated inconveniences.

                                    BROKERAGE

Subject to approval of the Board, the policy of TAMIC, TIA, TIMCO, Dreman, Deutsche, Janus, Mondrian, MFS, MLIM, Federated, FEMCOPA, FMR, AIM Capital, VKAM, SaBAM, and Pioneer (collectively, the "advisers"), in executing transactions in the Funds' portfolio securities, is to seek best execution of orders at the most favorable prices. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations, including, without limitation:

     . the overall direct net economic result to the Funds, involving both price paid or received and any commissions and other cost paid;

     .    the efficiency with which the transaction is effected;

     . the ability to effect the transaction at all where a large block is involved;

     . the availability of the broker to stand ready to execute potentially difficult transactions in the future; and

     .    the financial strength and stability of the broker.

     . Such considerations are judgmental and are weighed by management in determining the overall reasonableness of brokerage commissions paid. Subject to the foregoing, one factor in the selection of brokers is the receipt of research services, analyses and reports concerning issuers, industries, securities, economic factors and trends, and other statistical and factual information. Any such research and other statistical and factual information provided by brokers to the Funds and the advisers is considered to be in addition to and not in lieu of services required to be performed by the advisers under their respective advisory agreements. The brokerage commission paid by; a Fund for a transaction may be greater than the commission that would have been charged by another broker if the difference is determined in good faith to be justified in light of the brokerage and information provided. The cost, value and specific application of such information are indeterminable, and it is not practical to allocate these costs, value or specific allocations among the Funds and other clients of an adviser (namely, TAMIC, TIA, TIMCO, Dreman, Deutsche, Janus, Mondrian, MFS, MLIM, Federated, FEMCOPA, FMR, AIM Capital, VKAM, SaBAM, or Pioneer). Accordingly, the advisers or their other clients may indirectly benefit from the availability of such information. This situation may create a conflict of interest for an adviser. Similarly, the Funds may indirectly benefit from information made available as a result of transactions for other clients of an adviser.

The Trust's Board of Trustees has determined that agency transactions in equity securities for the Trust may be executed through any broker-dealer affiliate (each, an "Affiliated Broker") if, in the judgment of management, the use of an Affiliated Broker is likely to result in price and execution at least as favorable to the Trust as those obtainable through other qualified broker-dealers, and if, in the transaction, the Affiliated Broker charges the Trust a fair and reasonable rate consistent with that charged to comparable unaffiliated customers in similar transactions. No adviser may deal with an Affiliated Broker in any transaction in which the Affiliated Broker acts as principal.

The Trust Board has adopted certain policies and procedures incorporating the standard of Rule l7e-l issued by the SEC under the 1940 Act which requires that the commissions paid to any Affiliated Broker must be "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." The Rule and the policy and procedures also contain review requirements and require management to furnish reports to the Board and to maintain records in connection with such reviews.

Purchases and sales of bonds and money market instruments usually are principal transactions and normally are purchased directly from the issuer or from the underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. Purchases from the underwriters include the underwriting commission or concession, and purchases from dealers serving as market makers include the spread between the bid and asked prices. Where transactions are made in the over-the-counter market, the advisers generally deal with primary market makers unless more favorable prices are otherwise obtainable. Brokerage fees are incurred in connection with futures transactions, and the Funds are required to deposit and maintain funds with brokers as margin to guarantee performance of future obligations.

The advisers' policies with respect to brokerage are and will be reviewed by the Board periodically. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be changed, modified or eliminated.

BROKERAGE COMMISSIONS

The following chart lists the total brokerage commissions paid by each Fund during the last three years, and the total amount paid to brokers providing research services and the total commission amount paid to such brokers for the year ended December 31, 2004. Also provided is the dollar amount and percentage of brokerage commissions paid to brokerage firms that provided research services. Because the purchase and sale of bonds is a principal transaction there are minimal brokerage commissions to report for Funds that buy bonds.

                                                                                   TOTAL PORTFOLIO
                                                                                    TRANSACTIONS
                                                                                   ASSOCIATED WITH
                                                                                  BROKERS PROVIDING  COMMISSION PAID
                                                                                  RESEARCH SERVICES  TO SUCH BROKERS
FUNDS                                       2004          2003          2002           IN 2004           IN 2004
--------------------------------------  ------------  ------------  ------------  -----------------  ---------------
Convertible Securities Portfolio .....  $      3,994  $      3,609  $      8,124
Disciplined Mid Cap Stock Portfolio ..  $    476,925  $    333,417  $    251,013  $     116,864,453  $       169,973
Equity Income Portfolio ..............  $  1,097,077  $  1,056,970  $    667,858
Federated High Yield Portfolio .......  $         31  $        319
Federated Stock Portfolio ............  $     26,283  $     30,640  $     22,838  $       4,751,746  $         7,615
Large Cap Portfolio ..................  $    382,463  $    374,572  $    501,377
Mondrian International Stock
 Portfolio ...........................  $    317,337  $    145,321  $    226,959  $      50,375,389  $        83,398
MFS Mid Cap Growth Portfolio .........  $    562,777  $    543,840  $  1,345,721
ML Large Cap Core ....................  $     88,809  $    402,652  $    445,351
MFS Value Portfolio ..................  $     29,564  $     54,947  $     51,658
Travelers Quality Bond Portfolio
U.S. Government Securities Portfolio
Pioneer Fund Portfolio ...............  $     14,868  $     31,527  $     48,103
Zero Coupon Bond Fund Portfolio
 (Series 2005)

Brokerage business placed with brokers affiliated with any of the advisers or subadvisers was as follows:

BROKERAGE BUSINESS PLACED WITH AFFILIATED BROKERS

                                                                                % OF FUND'S AGGREGATE
                                                                                   DOLLAR AMOUNT OF
                                                           % OF TOTAL           TRANSACTIONS INVOLVING
                                     $ AMOUNT OF     COMMISSIONS PAID BY EACH    COMMISSIONS EFFECTED
AFFILIATED BROKER            YEAR  COMMISSIONS PAID     FUND FOR EACH YEAR     THROUGH AFFILIATED BROKER
--------------------------   ----  ----------------  ------------------------  -------------------------
LARGE CAP
_________
FIDELITY CAPITAL MARKETS..   2004                --                        --                         --
                             2003  $          7,474                      2.00%                      4.02%
                             2002  $         16,196                      3.23%                      6.32%
CITIGROUP GLOBAL             2004  $            168                      0.04%                      0.04%

EQUITY INCOME
_____________
FIDELITY CAPITAL MARKETS..   2004                --                        --                         --
                             2003  $          9,743                      0.92%                      2.11%
                             2002  $         16,495                      2.47%                      5.32%

                                                                                % OF FUND'S AGGREGATE
                                                                                   DOLLAR AMOUNT OF
                                                           % OF TOTAL           TRANSACTIONS INVOLVING
                                     $ AMOUNT OF     COMMISSIONS PAID BY EACH    COMMISSIONS EFFECTED
AFFILIATED BROKER            YEAR  COMMISSIONS PAID     FUND FOR EACH YEAR     THROUGH AFFILIATED BROKER
--------------------------   ----  ----------------  ------------------------  -------------------------
MERCURY LARGE CAP CORE
______________________
CITIGROUP GLOBAL             2004                --                        --                         --
                             2003  $            245                      0.06%                      0.06%
                             2002                --                        --                         --

MFS MID CAP GROWTH
__________________
SALOMON SMITH BARNEY         2004                --                        --                         --
                             2003                --                        --                         --
                             2002  $             20                     0.001%                     0.002%
PIONEER FUND
____________
CITIGROUP GLOBAL MKTS        2004  $            326                       2.2%                       2.8%
                             2003  $            322                      1.05%                      0.42%
                             2002                --                        --                         --

For the fiscal year ended December 31, 2004, the Funds held the following securities issued by its regular brokers or dealers:

CONVERTIBLE SECURITIES PORTFOLIO      D= DEBT / E= EQUITY   PAR/SHARES       MARKET VALUE
-----------------------------------   -------------------   --------------   ---------------
None

DISCIPLINED MID CAP PORTFOLIO         D= DEBT / E= EQUITY                    MARKET VALUE
-----------------------------------   -------------------                    ---------------
The Bear Stearns Cos., Inc.                    E                             $       693,150

ML LARGE CAP PORTFOLIO                D= DEBT / E= EQUITY   PAR/SHARES       MARKET VALUE
-----------------------------------   -------------------   --------------   ---------------
JPMorgan Chase & Co.                           E            8,000            $       312,080

EQUITY INCOME PORTFOLIO               D= DEBT / E= EQUITY   PAR/SHARES       MARKET VALUE
-----------------------------------   -------------------   --------------   ---------------
Merrill Lynch & Co., Inc.                      E            113,800          $     6,807,803
JPMorgan Chase & Co.                           E            105,728          $     4,124,449
The Charles Schwab Corp.                       E            262,940          $     3,144.762
Morgan Stanley                                 E            37,400           $     2,076,448
The Goldman Sachs Group, Inc.                  E            27,900           $     2,902,716
Lehman Brothers Holding Inc.                   E            19,400           $     1,697,112

FEDERATED HIGH YIELD PORTFOLIO        D= DEBT / E= EQUITY   PAR/SHARES       MARKET VALUE
-----------------------------------   -------------------   --------------   ---------------
None

FEDERATED STOCK PORTFOLIO             D= DEBT / E= EQUITY   PAR/SHARES       MARKET VALUE
-----------------------------------   -------------------   --------------   ---------------
JPMorgan Chase & Co.                           E            29,900           $     1,166,399
Morgan Stanley                                 E            13,000           $       721,760
The Goldman Sachs Group, Inc.                  E            4,300            $       447,372
Merrill Lynch & Co., Inc.                      E            6,000            $       358,620
Wachovia Corp.                                 E            6,700            $       352,420

MONEY MARKET PORTFOLIO                D= DEBT / E= EQUITY   PAR/SHARES       MARKET VALUE
-----------------------------------   -------------------   --------------   ---------------
None

LARGE CAP PORTFOLIO                   D= DEBT / E= EQUITY   PAR/SHARES       MARKET VALUE
-----------------------------------   -------------------   --------------   ---------------
Morgan Stanley                                 E            88,400           $     4,907,968
Bank of America                                E            66,600           $     3,129,534
Wells Fargo & Co.                              E            38,100           $     2,367,915
JPMorgan Chase & Co.                           E            52,296           $     2,040,067

MONDARIAN INTERNATIONAL STOCK
PORTFOLIO                             D= DEBT / E= EQUITY   PAR/SHARES       MARKET VALUE
-----------------------------------   -------------------   --------------   ---------------
Credit Suisse Group                            E                             $     4,651,388

MFS MID CAP GROWTH PORTFOLIO          D= DEBT / E= EQUITY   PAR/SHARES       MARKET VALUE
-----------------------------------   -------------------   --------------   ---------------
None

MFS VALUE PORTFOLIO                   D= DEBT / E= EQUITY   PAR/SHARES       MARKET VALUE
-----------------------------------   -------------------   --------------   ---------------
Bank of America Corp.                          E            41,578           $     1,953,750
The Goldman Sachs Group, Inc.                  E            14,130           $     1,470,085
JPMorgan Chase & Co.                           E            24,670           $       962,377
PNC Financial Services Group, Inc.             E            10,200           $       585,888
Mellon Financial Corp.                         E            15,760           $       490,294
Merrill Lynch & Co., Inc.                      E            6,030            $       360,413
Wells Fargo & Co.                              E            5,590            $       347,418
Lehman Brothers Holdings, Inc.                 E            2,800            $       244,944
Franklin Resources, Inc.                       E            2,600            $       181,090

QUALITY BOND PORTFOLIO                D= DEBT / E= EQUITY   PAR/SHARES       MARKET VALUE
-----------------------------------   -------------------   --------------   ---------------
JPMorgan Chase & Co.                           D                             $     4,718,560
Credit Suisse Group                            D                             $     3,556,272
UBS                                            D                             $     3,061,923
Banc of America                                D                             $     2,792,453
The Goldman Sachs Group, Inc.                  D                             $     2,152,271
Merrill Lynch & Co., Inc.                      D                             $     2,099,137
Lehman Brothers Holdings, Inc.                 D                             $     1,284,629
Morgan Stanley                                 D                             $     1,116,941
Bank of America Corp.                          D                             $     1,045,507

U.S. GOVERNMENT SECURITIES
PORTFOLIO                             D= DEBT / E= EQUITY   PAR/SHARES       MARKET VALUE
-----------------------------------   -------------------   --------------   ---------------
Morgan Stanley                                 D                             $    10,120,417
UBS                                            D                             $     5,992,759
JPMorgan Chase & Co.                           D                             $     4,982,116
CS First Boston Corp.                          D                             $     2,676,594

PIONEER FUND PORTFOLIO                D= DEBT / E= EQUITY   PAR/SHARES       MARKET VALUE
-----------------------------------   -------------------   --------------   ---------------
Merrill Lynch & Co., Inc.                      E                             $       358,979

ZERO COUPON BOND PORTFOLIO            D= DEBT / E= EQUITY   PAR/SHARES       MARKET VALUE
-----------------------------------   -------------------   --------------   ---------------
None

The Trust newly commenced operation of seven Funds (Strategic Equity Portfolio, AIM Capital Appreciation Portfolio, Van Kampen Enterprise Portfolio, MFS Total Return Portfolio, Salomon Brothers Strategic Total Return Bond Portfolio, Travelers Managed Income Portfolio, Pioneer Strategic Income Portfolio ) that it acquired from the Travelers Series Fund Inc. as of July 1, 2005. Shown below are the amounts of total commissionable transactions for the year ended October 3, 2004 and brokerage commissions paid by the former company for the fiscal years ended October 31, 2002, October 31, 2003 and October 31, 2004 on behalf of the Predecessor Funds, the portion paid to CGM and the portion paid to other brokers for the execution of orders allocated in consideration of research and statistical services or solely for their ability to execute the order. The Trust has provided all the relevant information obtained from the predecessor funds, and in the future will provide any additional required data as from the date of acquisition of the new Funds.

Brokerage Business Placed With CGM

                                                                                  % OF FUND'S AGGREGATE      TOTAL SOFT DOLLAR
                                                           $ AMOUNT OF TOTAL         DOLLAR AMOUNT OF       COMMISSIONS PAID TO
                                  $ AMOUNT OF TOTAL          COMMISSIONABLE       TRANSACTIONS INVOLVING      BROKERS PROVIDING
                                    COMMISSIONABLE       TRANSACTIONS DIRECTED      COMMISSIONS EFFECTED    RESEARCH SERVICES IN
FUND                             TRANSACTIONS IN 2004           TO CGM                  THROUGH CGM                 2004
--------------------------       --------------------    ---------------------    ----------------------    --------------------
AIM Capital
Appreciation                     $        328,652,352    $          72,846,228                     22.17%   $             40,657
Travelers Managed Income         $                  0                       --                        --                      --
SB Strategic Total
Return Bond                      $            106,762                        0                        --    $                  0
MFS Total Return                 $      1,010,743,949                        0                        --    $                  0
Pioneer Strategic Income         $             33,489                        0                        --    $                  0
Strategic Equity                 $      2,160,980,023                        0                        --    $                  0
Van Kampen Enterprise            $        281,686,198    $          20,896,333                      7.42%   $                  0

Total brokerage commissions paid by Predecessor Funds:

                                                                  % OF TOTAL
                                                              COMMISSIONS PAID BY
FUNDS                                           2004           EACH FUND FOR 2004          2003              2002
---------------------------------------
AIM Capital Appreciation                  $        361,794                  0.110%   $        296,245   $        373,339
Travelers Managed Income                  $              0                     --    $              0   $              0
Salomon Brothers Strategic Total Return   $              0                  0.000%   $              0   $              0
MFS Total Return                          $      1,436,664                  0.142%   $        958,988   $      1,145,750
Pioneer Strategic Income                  $            115                  0.345%   $          3,340   $            154
Strategic Equity                          $      3,130,217                  0.145%   $      2,059,774   $      2,777,976
Van Kampen Enterprise                     $        337,420                  0.120%   $        373,475   $        440,646

Commissions paid by Predecessor Funds to CGM

FUNDS                                       2004                             2003                               2002
--------------------------
                              Commissions      Percentage of     Commissions    Percentage of      Commissions     Percentage of
                              paid to CGM          total         paid to CGM        total          paid to CGM         total
                                                commissions                      commissions                        commissions
                                                   paid                             paid                                paid
AIM Capital Appreciation    $         48,222           13.33%    $       3,883           1.31%     $      14,893             3.99%
Travelers Managed Income                  --                                                               --                  --
Salomon Brothers Strategic
Total Return                              --                                                               --                  --
MFS Total Return            $              0            0.00%    $           0           0.00%     $          55             0.00%
Pioneer Strategic Income    $              0            0.00%    $           0           0.00%     $           0             0.00%
Strategic Equity            $              0            0.00%    $      55,189           2.68%     $     164,769             5.93%
Van Kampen Enterprise       $         30,012            8.89%    $      24,297           6.51%     $      39,993             9.08%

For the fiscal year ended October 31, 2004, the Predecessor Funds held the following securities issued by the regular broker-dealers:

AIM CAPITAL APPRECIATION PORTFOLIO     D= DEBT / E= EQUITY      MARKET VALUE
----------------------------------     -------------------     --------------
JPMorgan Chase & Co.                             E             $    2,053,520
Bank of America Securities                       E             $    2,015,550
Goldman Sachs & Co.                              E             $      875,582


MANAGED INCOME PORTFOLIO               D= DEBT / E= EQUITY       MARKET VALUE
-------------------------              -------------------     --------------
UBS Paine Webber                                 D             $    5,202,880
JPMorgan Chase & Co.                             D             $    2,561,798
Wachovia Securities                              D             $    2,416,534
CS First Boston                                  D             $    2,302,268
Goldman Sachs & Co.                              D             $    2,283,134
Merrill Lynch, Pierce, Fenner & Smith            D             $    2,015,458
Lehman Brothers                                  D             $    1,696,597
Bank of America Securities                       D             $    1,578,681


SB STRATEGIC TOTAL RETURN BOND         D= DEBT / E= EQUITY      MARKET VALUE
------------------------------         -------------------     --------------
Morgan Stanley                                   D             $       84,655
Bear Stearns                                     D             $       84,457
Bank of America Securities                       D             $       82,293
JPMorgan Chase & Co.                             D             $       79,152
Lehman Brothers                                  D             $       24,903


MFS TOTAL RETURN                       D= DEBT / E= EQUITY      MARKET VALUE
----------------                       -------------------     --------------
Merrill Lynch, Pierce, Fenner & Smith            D             $    1,360,525
Merrill Lynch, Pierce, Fenner & Smith            E             $   14,323,228
Goldman Sachs & Co.                              D             $    2,131,580
Goldman Sachs & Co.                              E             $    6,481,274
Bank of America Securities                       D             $    3,123,896
Bank of America Securities                       E             $   23,411,375
Bear Stearns                                     D             $      508,883
Morgan Stanley                                   D             $    1,879,502
Morgan Stanley                                   E             $    6,192,108
Lehman Brothers                                  D             $    1,587,553

Wachovia Securities                              D             $      863,189
Wachovia Securities                              E             $    2,189,845
CS First Boston                                  D             $    4,115,061
JPMorgan Chase & Co.                             D             $    2,020,899
JPMorgan Chase & Co.                             E             $   23,305,059
Deutsche Bank                                    D             $    1,236,360


PIONEER STRATEGIC INCOME               D= DEBT / E= EQUITY      MARKET VALUE
------------------------               -------------------     --------------
CS First Boston                                  D             $       70,609
Morgan Stanley                                   D             $      875,824
Merrill Lynch                                    D             $       99,873


STRATEGIC EQUITY                       D= DEBT / E= EQUITY      MARKET VALUE
----------------                       -------------------     --------------
Morgan Stanley                                   E             $   11,132,511
Goldman Sachs & Co.                              E             $    7,594,936
Bank of America Securities                       E             $    2,561,988
Wachovia Securities                              E             $      994,042


VAN KAMPEN ENTERPRISE                  D= DEBT / E= EQUITY      MARKET VALUE
---------------------                  -------------------     --------------
Bank of America Securities                       E             $    1,813,995
JPMorgan Chase & Co.                             E             $    1,225,550
Merrill Lynch                                    E             $      965,526

                             PORTFOLIO TURNOVER RATE

Although certain Funds do not intend to invest for the purpose of seeking short-term profits, a Fund's investment adviser or subadviser may sell its securities whenever the adviser or subadviser believes it is appropriate to do so in light of the Fund's investment objective, without regard to the length of time a particular security may have been held.

The following table shows significant variations in the portfolio turnover rates for the Funds for the past two years. Variations in turnover rates may be due to a fluctuating volume of purchase and redemption orders, market conditions or changes in the Investment Advisers investment outlook. A higher portfolio turnover rate may result in higher transaction costs, including brokerage commissions.

FUND                                          2004     2003
----                                          ----     ----
Convertible Securities Portfolio...........     32%      44%
Disciplined Mid Cap Stock..................     91%      61%

FUND                                          2004     2003
----                                          ----     ----
Equity Income..............................    119%     141%
Federated High Yield.......................     38%      57%
Federated Stock............................     31%      41%
Large Cap..................................     56%      60%
Lazard International Stock.................     59%      44%
MFS Mid Cap Growth.........................     81%      98%
MFS Value Portfolio........................     47%      57%
ML Large Cap Core..........................    136%     182%
Travelers Quality Bond.....................      90     191%
U.S. Government Securities.................    150%     143%
Pioneer Fund Portfolio.....................     19%      98%
Zero Coupon Bond Fund, 2005................      0%       0%
Strategic Equity...........................    213%     167%
AIM Capital Appreciation...................     71%      49%
Van Kampen Enterprise......................    157%     123%
MFS Total Return...........................     66%      49%
Salomon Brothers Strategic Total Return....     42%      68%
Travelers Managed Income...................    123%     163%
Pioneer Strategic Income...................     56%     141%

                               FUND ADMINISTRATION

TIA acts as administrator to the TIA Portfolios. The Travelers Insurance Company ("TIC"), an indirect wholly-owned subsidiary of MetLife, Inc., acts as administrator to all the TAMIC Portfolios, except Travelers Managed Income Portfolio, for which TAMIC is the administrator. The Funds pay TIC an administration fee calculated at an annual rate of 0.06% of the average daily net assets of each respective Fund. This fee is calculated daily and paid monthly.

The administrators have entered into a sub-administrative service agreement with State Street Bank and Trust Company ("State Street"), as of July 1, 2005, to serve as sub-administrator to the Funds. The administrators pay State Street, as sub-administrator, a fee calculated for each Fund according to the following fee schedule:

         AVERAGE ASSETS                      ANNUAL FEE EXPRESSED IN BASIS POINTS: 1/100 OF 1%
         --------------                      -------------------------------------------------
         First $100 Million / Fund                                    0.0335%
         Next $100 Million / Fund                                       0.02%
         Thereafter up to $12.5 Billion in assets                       0.01%
         Assets exceeding $12.5 Billion                                0.001%
         Minimum / Fund                                       $       40,000

Smith Barney Fund Management LLC ("SBFM") served as sub-administrator to the Funds until June 30, 2005. The administrative fees the Trust paid SBFM for each Fund during the last three calendar years were:

FUNDS                                     2004           2003           2002
------                                ------------   ------------   ------------
Convertible Securities Portfolio...   $     56,195   $     35,345   $     29,293
Disciplined Mid Cap Stock .........   $    106,038   $     78,028   $     69,737
Equity Income .....................   $    119,813   $     41,808             --
Federated High Yield ..............   $     48,071   $     37,321   $     25,156
Federated Stock ...................   $      8,823   $     16,813   $     20,789
Large Cap .........................   $     47,929   $     29,926             --
Lazard International Stock ........   $     92,801   $     63,071   $     66,811

MFS Mid Cap Growth ................   $    119,546   $     95,640   $    112,901
MFS Value .........................   $     23,475   $     20,203   $     19,129
ML Large Cap Core .................   $     69,784   $     64,365   $     80,057
Travelers Quality Bond ............   $    119,176   $    127,802   $    108,109
U.S. Government Securities ........   $    126,365   $    143,027   $    103,175
Pioneer Fund Portfolio ............   $     17,428   $     13,786   $     16,927
Zero Coupon Bond Fund (Series 2005)   $      3,169   $      4,104   $      3,654
AIM Capital Appreciation ..........   $    208,329   $    165,705   $    211,799
Travelers Managed Income ..........             --             --             --
Salomon Brothers Strategic Total
 Return ...........................   $     18,952   $     22,782             --
MFS Total Return ..................   $  1,090,101   $    898,007   $    860,334
Pioneer Strategic Income ..........   $     98,550   $    101,278   $    114,868
Strategic Equity ..................   $    538,728   $    513,933   $    713,673
Van Kampen Enterprise .............   $     89,540   $     94,252   $    142,730

Prior to July 1, 2003, the Trust, or behalf of Equity Income and Large Cap Portfolios entered into a service agent agreement with Fidelity Service Company to provide pricing and bookkeeping services to the two Funds at the annual rate of 0.06% of each Fund's daily net assets under $500 million and 0.03% over $500 million. Each Fund paid a minimum total annual fee of $60,000. For the years ended December 31, 2002 and 2003, the Fund administration fees for Large Cap Portfolio were $79,138 and $33,429, respectively and for Equity Income Portfolio were $73,009 and $36,769, respectively.

The Board of Trustees determined to include Equity Income and Large Cap Portfolios under the Trust's existing administrative services agreement with The Travelers Insurance Company and, in conjunction to terminate the existing agreement with Fidelity Service Company. In the second half of 2003, The Travelers Insurance Company became responsible for the pricing and bookkeeping services for Equity Income and Large Cap Portfolios.

                               SHAREHOLDER RIGHTS

Fund shares are currently sold only to insurance company separate accounts in connection with variable annuity and variable life insurance contracts issued by the Travelers Insurance Company and its affiliates. Shares are not sold to the general public. Fund shares are sold on a continuing basis, without a sales charge, at the net asset value next computed after payment is made by the insurance company to the Fund's custodian. However, separate accounts to which shares are sold may impose sales and other charges, as described in the appropriate contract prospectus.

The Trust currently issues 29 series of shares, each representing interests in a Fund. Shareholders of each series participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued for the consideration described in the prospectus, shares are fully paid and non-assessable by the Trust and have no preference, conversion, exchange or preemptive rights.

Shareholders are entitled to one vote for each full share owned and fractional votes for fractional shares. Shares are redeemable, transferable and freely assignable as collateral. There are no sinking fund provisions. (See the accompanying separate account prospectus for a discussion of voting rights applicable to purchasers of variable annuity and variable life insurance contracts.)

In the event that a Fund serves as an investment vehicle for both variable annuity and variable life insurance contracts, an irreconcilable material conflict may conceivably arise between contract owners of different separate accounts investing in the Fund due to differences in tax treatment, management of the Fund's investments, or other considerations. The Trust's Board will monitor events in order to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and will determine what action, if any, should be taken in the event of such a conflict.

The Fund has delegated to the adviser or subadviser the proxy voting responsibilities for the securities held by each Fund. Please see Appendix B for more information on proxy voting policies and procedures.

                         FEDERAL TAX STATUS OF THE FUNDS

The following discussion of the federal tax status of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this statement of additional information. Tax law is subject to change by legislative, administrative or judicial action.

Qualification as Regulated Investment Company

Each Fund is treated as a separate taxpayer for federal income tax purposes. The Funds intend to elect to be treated as a regulated investment company under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the "Code") and to qualify as a regulated investment company each year. If a Fund:
(1) continues to qualify as a regulated investment company, and (2) distributes to its shareholders at least 90% of its investment company taxable income (including for this purpose its net ordinary investment income and realized net short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses) (the "90% distribution requirement"), which each Fund intends to do, then under the provisions of Subchapter M of the Code, a Fund should have little or no liability for federal income taxes. In particular, a Fund will not be subject to federal income tax on the portion of its investment company taxable income and net capital gain (i.e., realized net long-term capital gain in excess of realized net short-term capital loss) it distributes to shareholders (or treats as having been distributed to shareholders).

Each Fund generally will endeavor to distribute (or treat as deemed distributed) to shareholders all of its investment Trust taxable income and its net capital gain, if any, for each taxable year so that it will not incur federal income taxes on its earnings.

Each Fund must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of its gross income for each taxable year must be derived from dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; and (2) at the close of each quarter of the Fund's taxable year,
(a) at least 50% of the value of the Fund's total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. government securities and other securities (provided that no more than 5% of the value of the Fund may consist of such other securities of any one issuer, and the Fund may not hold more than 10% of the outstanding voting securities of any issuer), and (b) the Fund must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), or of two or more issuers that are controlled by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses.

Distributions to Avoid Federal Excise Tax

A regulated investment company generally must distribute in each calendar year an amount equal to at least the sum of: (1) 98% of its ordinary taxable income for the year, (2) 98% of its capital gain net income for the 12 months ended on October 31 of that calendar year, and (3) any ordinary income or net capital gain income not distributed for prior years (the "excise tax avoidance requirements"). To the extent that a regulated investment company fails to do this, it is subject to a 4% nondeductible federal excise tax on undistributed earnings. However, the excise tax does not apply to a regulated investment company, whose only shareholders during the year are segregated asset accounts of life insurance companies supporting variable life insurance contracts or variable annuity contracts, certain qualified trusts, or parties that contributed in aggregate $250,000 or less in seed money to the Fund. If a Fund has a seed money account that has invested more than $250,000, the Fund must make (and intends to make) the foregoing distributions of income in order to avoid paying the excise tax.

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Section 817(h) Diversification Requirements

Each Fund also intends to comply with Section 817(h) of the Code and the regulations issued thereunder, which impose certain investment diversification requirements on life insurance companies' separate accounts that are used to support variable life insurance contracts and variable annuity contracts. A separate account may meet these requirements by investing solely in the shares of a regulated investment company registered under the 1940 Act as an open-end management investment Trust (such as the Fund) provided that such regulated investment company satisfies the diversification requirements (as well as certain other requirements) of Section 817(h) of the Code and the regulations issued thereunder. These requirements are in addition to the diversification requirements of subchapter M and of the 1940 Act, and may affect the securities in which a Fund may invest. In order to comply with future requirements of
Section 817(h) (or related provisions of the Code), a Fund may be required, for example, to alter its investment objectives.

The Section 817(h) requirements place certain limitations on the assets of each separate account (or underlying regulated investment company) that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by a "safe harbor" described below, as of the end of each calendar quarter, or within 30 days thereafter:

     . no more than 55% of a Fund's total assets may be represented by any one investment
     .    no more than 70% by any two investments
     .    no more than 80% by any three investments
     .    no more than 90% by any four investments

Section 817(h) provides, as a safe harbor, that a separate account (or underlying regulated investment company) will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. For purposes of Section 817(h), all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are treated as a single investment. In addition, each U.S. Government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions are considered securities issued by the same issuer.

Compliance with Applicable Requirements

If for any taxable year a Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement, then all of its taxable income becomes subject to federal, and possibly state, income tax at regular corporate rates (without any deduction for distributions to its shareholders). In addition, if for any taxable year a Fund fails to qualify as a regulated investment company, owners of variable life insurance contracts and variable annuity contracts who have assets directed to the Fund might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Likewise, if a Fund fails to comply with the diversification (or other) requirements of section 817(h) of the Code and the regulations thereunder, owners of variable life insurance contracts and variable annuity contracts who have assets directed to the Fund would be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above requirements is carefully monitored by a Fund's investment advisers and subadvisers, and the Fund intends to comply with these requirements as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in lower total return for a Fund than would otherwise be the case, since, to comply with the above requirements, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the Fund's investment adviser and subadvisers might otherwise select.

Capital Loss Carryforwards

As of December 31, 2004, the following Funds have capital loss "carryforwards" as indicated below. To the extent provided in the Code and regulations thereunder, a Fund may carry forward such capital losses to offset realized capital gains in future years prior to the expiration of the applicable carryforward.

                                                             EXPIRATION DATES:
               FUND                            AMOUNT           DECEMBER 31,
----------------------------------------   --------------    -----------------
  Convertible Securities Portfolio         $      995,983           2010

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                                                             EXPIRATION DATES:
               FUND                            AMOUNT           DECEMBER 31,
----------------------------------------   --------------    -----------------
  Convertible Securities Portfolio         $      139,166           2011
    Federated High Yield Portfolio         $    4,648,588           2009
    Federated High Yield Portfolio         $    6,217,956           2010
    Federated High Yield Portfolio         $    1,599,086           2011
        Federated Stock Portfolio          $      776,231           2011
            Large Cap Portfolio            $   34,154,428           2009
            Large Cap Portfolio            $   52,058,326           2010
            Large Cap Portfolio            $   14,415,260           2011
Mondrian International Stock Portfolio     $    3,632,501           2009
Mondrian International Stock Portfolio     $   22,825,140           2010
Mondrian International Stock Portfolio     $    7,456,114           2011
Merrill Lynch Large Cap Core Portfolio     $   38,357,682           2009
Merrill Lynch Large Cap Core Portfolio     $   38,835,384           2010
      MFS Mid Cap Growth Portfolio         $    7,213,977           2009
      MFS Mid Cap Growth Portfolio         $  221,143,577           2010
          Pioneer Fund Portfolio           $      389,670           2009
          Pioneer Fund Portfolio           $   12,362,910           2010
          Pioneer Fund Portfolio           $    1,284,282           2011
  Travelers Quality Bond Portfolio         $    1,232,729           2011
  Travelers Quality Bond Portfolio         $      452,203           2012

As of October 31, 2004, the following Funds have capital loss "carryforwards" as indicated below.

                                                             EXPIRATION DATES:
               FUND                            AMOUNT           OCTOBER 31,
----------------------------------------   --------------    -----------------
Salomon Brothers Strategic Total Return    $      759,000           2007
            Bond Portfolio
Salomon Brothers Strategic Total Return    $      938,000           2008
            Bond Portfolio
Salomon Brothers Strategic Total Return    $       42,000           2009
            Bond Portfolio
Salomon Brothers Strategic Total Return    $       20,000           2010
            Bond Portfolio
  AIM Capital Appreciation Portfolio       $   27,595,000           2009
  AIM Capital Appreciation Portfolio       $   25,304,000           2010
  AIM Capital Appreciation Portfolio       $   11,887,000           2011
  Pioneer Strategic Income Portfolio       $    1,028,000           2006
  Pioneer Strategic Income Portfolio       $    5,086,000           2007
  Pioneer Strategic Income Portfolio       $    3,077,000           2008
  Pioneer Strategic Income Portfolio       $    7,414,000           2009
  Pioneer Strategic Income Portfolio       $   11,399,000           2010
  Pioneer Strategic Income Portfolio       $    2,263,000           2011
      Strategic Equity Portfolio           $  231,371,000           2010
    Van Kampen Enterprise Portfolio        $   27,341,000           2009
    Van Kampen Enterprise Portfolio        $   34,688,000           2010
    Van Kampen Enterprise Portfolio        $    8,209,000           2011
        Travelers Managed Income           $    4,796,000           2011
        Travelers Managed Income           $      533,000           2012

Investments in Foreign Securities

Investment income received from sources within foreign countries, or capital gains earned by a Fund investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard,

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


withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle a Fund to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of a Fund's assets to be invested within various countries is not now known. A Fund intends that it will operate so as to qualify for applicable treaty-reduced rates of tax.

If a Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. A Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires the applicable Fund to recognize taxable income or gain without the concurrent receipt of cash. If a Fund acquires stock in foreign corporations, it may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to a Fund's investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its annual gross income.

Investments with Original Issue Discount

If a Fund invests in certain payment-in-kind instruments, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the Fund elects to include market discount in current income), it must accrue income on such investments prior to the receipt of the corresponding cash. However, because a Fund must meet the 90% distribution requirement to qualify as a regulated investment company, the Fund may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

Options, Futures, and Swaps

A Fund's transactions in options contracts and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses of the Fund. These rules (1) could affect the character, amount and timing of distributions to Fund shareholders, (2) could require a Fund to "mark to market" certain types of the positions in its portfolio (that is, treat them as if they were closed out) and (3) may cause a Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the excise tax avoidance requirements described above. To mitigate the effect of these rules and prevent disqualification of a Fund as a regulated investment company, management seeks to monitor the Fund's transactions, seeks to make the appropriate tax elections on behalf of the Fund, and seeks to make the appropriate entries in the Fund's books and records when the Fund acquires any option, futures contract or hedged investment.

The federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and a Fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions.

INVESTOR TAXATION

Under current law, owners of variable life insurance contracts and variable annuity contracts and employee benefit plan participants who are indirectly invested in the Funds generally are not subject to federal income tax on Fund earnings or distributions or on gains realized upon the sale or redemption of Fund shares until they are withdrawn from the contract or plan. For information concerning the federal income tax consequences to the owners of variable life insurance contracts and variable annuity contracts, see the prospectuses for such contracts. For information concerning the federal income tax consequences to plan participants, see the summary plan description or contact your plan administrator.

OTHER INFORMATION. The discussion of "Tax Consequences of Dividends and Distributions" in the prospectus and the foregoing discussion of federal income tax consequences is a general and abbreviated summary based on tax laws and regulations in effect on the date of the prospectus. Tax law is subject to change by legislative, administrative or judicial action. Each prospective investor should consult his or her own tax advisor as to the tax consequences of investments in the Fund.

It is not feasible to comment on all of the federal tax consequences concerning the Fund. No further discussion of those consequences is included in this SAI. For information concerning the federal income tax consequences to the owners of variable life insurance and annuity contracts, see the prospectuses for the contracts.

                                   PERFORMANCE

The Funds' "average annual total return" figures that are in the prospectuses are computed according to a formula prescribed by the SEC. The calculations assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period and the deduction of all recurring expenses that were charged to shareholders' accounts. The figures do not reflect the fees and expenses associated with the variable contract for which these Funds are investment options. The performance of the Funds will vary in response to fluctuations in market conditions, interest rates, the composition of the Funds' investments, and expenses. These figures are historical and are not a guarantee of future performance.

These figures are computed according to formula prescribed by the SEC. The formula is as follows:

P (1+T)/n/ =ERV
P = a hypothetical initial payment of $1,000
T = average annual total return
n = number of years

ERV = Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a 1-, 5- or 10-year period (or fractional portion thereof).

                        DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees has adopted and approved policies and procedures reasonably designed to protect the confidentiality of the Trust's portfolio holdings information and to seek to prevent the selective disclosure of such information. The Trust reserves the right to modify these policies and procedures at any time without notice.

Only the Adviser's or, as applicable, the Subadviser's Chief Compliance Officer, or persons designated by the Trust's Chief Compliance Officer (each, an "Authorized Person") are authorized to disseminate nonpublic portfolio information, and only in accordance with the procedures described below. Pursuant to these polices and procedures, the Adviser of the Subadviser may disclose a Portfolio's portfolio holdings to unaffiliated parties prior to the time such information has been disclosed to the public through a filing with the SEC only if an Authorized Person determines that (i) there is a legitimate business purpose for the disclosure; and (ii) the recipient is subject to a confidentiality agreement, including a duty not to trade on the nonpublic information. Under the Trust's policies and procedures, a legitimate business purpose includes disseminating or providing access to portfolio information to
(i) the Trust's service providers (e.g., custodian, independent auditors) in order for the service providers to fulfill their contractual duties to the Trust; (ii) rating and ranking organizations and mutual fund analysts; (iii) a newly hired Subadviser prior to the Subadviser commencing its duties; (iv) the Adviser of a Portfolio or other affiliated investment company portfolio that will be the surviving portfolio in a merger; and (v) firms that provide pricing services, proxy voting services and research and trading services. The Trust's policies and procedures prohibit the dissemination of non-public portfolio information for compensation or other consideration. Any exceptions to these policies and procedures may be made only if approved by the Trust's Chief Compliance Officer as in the best interests of the Trust, and only if such exceptions are reported to the Trust's Board of Trustees at its next regularly scheduled meeting.

Dissemination of the Trust's portfolio holdings information to MetLife enterprise employees is limited to persons who are subject to a duty to keep such information confidential and who need to receive the information as part of their duties. As a general matter, the Trust disseminates portfolio holdings to contract owners only in the Annual or Semiannual Reports or in other formats that are generally available on a contemporaneous basis to all such contract owners or the general public. In addition, approximately the third week after the end of each calendar quarter, the Trust publishes the quarterly percentage portfolio holdings for each of the Portfolios of the Trust. The information is also available quarterly on the Trust's website. In addition, disclosure of portfolio holding information will be made in accordance with applicable law or as requested by governmental authorities.

                              FINANCIAL STATEMENTS

Except for the Strategic Equity, AIM Capital Appreciation, Van Kampen Enterprise, MFS Total Return, Salomon Brothers Strategic Total Return Bond, Travelers Managed Income and Pioneer Strategic Income Portfolios, whose fiscal year end is October 31st, the Funds' fiscal year end is December 31st. Financial statements for the Funds' annual and semi-annual periods will be distributed to shareholders of record. The financial statements of the Funds and the Report of Independent Auditors are contained in the Funds' Annual Report, which is incorporated by reference in this Statement of Additional Information.

KPMG LLP, 757 Third Avenue, New York, NY 10017, was the independent auditor selected to examine and report on the Funds' financial statements for the year ending December 31, 2004. The financial statements for the Trust have been audited by KPMG LLP for the fiscal year ended December 31, 2004.

KPMG LLP is not independent of MetLife, Inc., so, as of July 1, 2005, it no longer serves as the independent registered public accounting firm for the Trust. Deloitte & Touche LLP, 200 Berkeley St., Boston MA 02116, has been retained as the independent registered public accounting firm for the Trust.

Prior to January 1, 2003, PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, was the independent auditors for Large Cap and Equity Income Portfolios.

During the two fiscal years ended 2002 and 2001, PricewaterhouseCoopers's audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified as to uncertainty, audit scope, or accounting principles. Further, in connection with its audits for the two fiscal years ended 2002 and 2001,and through February 12, 2003, there were no disagreements between the Funds and PricewaterhouseCoopers on any matter of accounting principles or practice, financial statements disclosure or audit scope or procedure, which if not resolved to the satisfaction of PricewaterhouseCoopers would have caused it to make reference to the disagreement on the financial statements for such years.

The financial statements of the Registrant and the Report of Independent Auditors are contained in the Trust's Annual Report, which is incorporated in this Statement of Additional Information by reference.

                             ADDITIONAL INFORMATION

On April 1, 2004, the Travelers Insurance Company and its affiliates owned 100% of the Trust's outstanding shares. The Travelers Insurance Company is a stock insurance company chartered in 1864 in Connecticut and continuously engaged in the insurance business since that time. It is a wholly owned subsidiary of The Travelers Insurance Group Inc., which is indirectly owned, through a wholly owned subsidiary, by MetLife, Inc. The Company's Home Office is located at One Cityplace, Hartford, Connecticut 06103.

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


State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110 is currently the custodian for all the Portfolios of The Travelers Series Trust. For Large Cap and Equity Income Portfolios, Brown Brothers Harriman and Co. served as the custodian prior to July 1, 2003.

Sullivan & Worcester serves as Fund counsel. It is located at 1666 K Street, NW, Washington, DC 20006.

PFPC Global Fund Services (formerly First Data Investor Services Group, Inc.), 101 Federal Street, Boston, MA, 02110, will maintain records relating to its function as the transfer agent for the Trust's portfolios.

Except as otherwise stated in its prospectus or as required by law, the Series Trust reserves the right to change the terms of the offer stated in its prospectus without shareholder approval, including the right to impose or change fees for services provided.

No dealer, salesman or other person is authorized to give any information or to make any representation not contained in the Series Trust's prospectus, this SAI or any supplemental sales literature issued by the Series Trust, and no person is entitled to rely on any information or representation not contained therein.

The Trust's prospectuses and this SAI omit certain information contained in the Trust's registration statement filed with the Securities and Exchange Commission that may be obtained from the Commission's principal office in Washington, D.C. upon payment of the fee prescribed by the Rules and Regulations promulgated by the Commission. Otherwise, investors may obtain the Trust's registration statement for free by accessing the SEC's website at http://www.sec.gov.

                                   APPENDIX A

                            COMMERCIAL PAPER RATINGS

The Fund's investments in commercial paper are limited to those rated A-1 or A-2 by S&P or PRIME-1 or PRIME-2 by Moody's. These ratings and other money market instruments are described as follows.

Commercial paper rated A-1 by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements. The issuer's long-term senior debt is rated A or better, although in some cases BBB credits may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry.

Commercial paper rated A-2 by S&P indicates that capacity for timely payment is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

Commercial paper rated PRIME-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public preparations to meet such obligations. Relative strength or weakness of the above factors determines how the issuer's commercial paper is rated within various categories.

Commercial paper rated PRIME-2 has a strong capacity for repayment of short-term promissory obligations.

                       COMMON AND PREFERRED STOCK RATINGS

MOODY'S COMMON STOCK RATINGS

Moody's presents a concise statement of the important characteristics of a company and an evaluation of the grade (quality) of its common stock. Data presented include: (a) capsule stock information which reveals short and long term growth and yield afforded by the indicated dividend, based on a recent price; (b) a long term price chart which shows patterns of monthly stock price movements and monthly trading volumes; (c) a breakdown of a company's capital account which aids in determining the degree of conservatism or financial leverage in a company's balance sheet; (d) interim earnings for the current year to date, plus three previous years; (e) dividend information; (f) company background; (g) recent corporate developments; (h) prospects for a company in the immediate future and the next few years; and (i) a ten year comparative statistical analysis.

This information provides investors with information on what a company does, how it has performed in the past, how it is performing currently and what its future performance prospects appear to be.

These characteristics are then evaluated and result in a grading, or indication of quality. The grade is based on an analysis of each company's financial strength, stability of earnings and record of dividend payments. Other considerations include conservativeness of capitalization, depth and caliber of management, accounting practices, technological capabilities and industry position. Evaluation is represented by the following grades:

     (1)  High Grade

     (2)  Investment Grade

     (3)  Medium Grade

     (4)  Speculative Grade

MOODY'S PREFERRED STOCK RATINGS

Preferred stock ratings and their definitions are as follows:

     1. AAA: An issue that is rated AAA is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     2. AA: An issue that is rated AA is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

     3. A: An issue that is rated A is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the AAA and AA classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     4. BAA: An issue that is rated BAA is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     5. BA: An issue that is rated BA is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

     6. B: An issue that is rated B generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

     7. CAA: An issue that is rated CAA is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

     8. CA: An issue that is rated CA is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

     9. C: This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2 and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category, the modifier 2 indicates a midrange ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                             CORPORATE BOND RATINGS

S&P CORPORATE BOND RATINGS

An S&P corporate bond rating is a current assessment of the creditworthiness of an obligor, including obligors outside the United States, with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. Ratings of foreign obligors do not take into account currency exchange and related uncertainties. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable.

The ratings are based, in varying degrees, on the following considerations:

     a.   Likelihood of default

     b. capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

     c.   Nature of and provisions of the obligation; and

     d. Protection afforded by and relative position of the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

PLUS (+) OR MINUS (-): To provide more detailed indications of credit quality, ratings from AA to A may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Bond ratings are as follows:

     1. AAA-- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     2. AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

     3. A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     4. BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     5. BB, B, CCC, CC and C -- Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation, and C the highest degree of speculation. While such debt likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

MOODY'S CORPORATE BOND RATINGS

     Moody's ratings are as follows:

     1. AAA -- Bonds that are rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are not likely to impair the fundamentally strong position of such issues.

     2. AA -- Bonds that are rated AA are judged to be of high quality by all standards. Together with the AAA group they comprise what are generally known as high-grade bonds. AA bonds are rated lower than AAA bonds because margins of protection may not be as large as in AAA securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long term risks appear somewhat larger than in AAA securities.

     3. A -- Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     4. BAA -- Bonds that are rated BAA are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     5. BA -- Bonds that are rated BA are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     6. B -- Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from AA through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

FITCH CORPORATE BOND RATINGS

     Fitch ratings are as follows--

     1. AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     2. AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA" Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-l+."

     3. A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     4. BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     5. BB -- Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

     6. B -- Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflect the obligor's limited margin of safety and the need for reasonable business and economic activity through out the life of the issue.

     7. CCC -- Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

     8. CC-- Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

     9.   C-- Bonds are in imminent default in payment of interest or principal.

     10. DDD, DD AND D -- Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

PLUS (+) MINUS (-) -- Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA," "DDD", "DD," or "D" categories.

                                   APPENDIX B
                      PROXY VOTING POLICIES AND PROCEDURES
________________________________________________________________________________

Because the voting of proxies for portfolio securities relates to the investment decision making process, responsibility for voting portfolio securities has been delegated to the subadviser. This appendix includes the policies and procedures the subadviser uses to determine how to vote such proxies. However, these policies and procedures may not address all potential voting issues that surround individual proxy votes, so there may be instances in which the votes may vary from a subadviser's particular policy.

Information on how each portfolio voted proxies relating to portfolio securities during the most recent 12 month period ended June 30th is available (1) without charge by calling 800-842-9368 and (2) on the SEC's website at www.sec.gov.
                                                               ___________

                                 TIMCO AND SABAM
                      PROXY VOTING POLICIES AND PROCEDURES

TIMCO and SaBAM are affiliates of Citigroup Asset Management ("CAM"), a group of investment adviser affiliates of Legg Mason, Inc. ("Legg Mason"). On June 24, 2005, Citigroup and Legg Mason announced that Citigroup would sell substantially all of its worldwide asset management business to Legg Mason. The transaction subsequently was closed on December 1, 2005, on which date TIMCO and SaBAM became indirect wholly owned subsidiaries of Legg Mason. TIMCO and SaBAM and all portfolio management personnel retained their advisory roles with the Funds and the names of the entities involved in the transaction have remained unchanged.

CAM has developed a set of proxy voting policies and procedures (the "Policies") to ensure that the adviser votes proxies relating to securities in the best interest of clients.

In voting proxies, the adviser is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The adviser attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The adviser may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the adviser of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, the adviser generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

In furtherance of the adviser's goal to vote proxies in the best interest of clients, the adviser follows procedures designed to identify and address material conflicts that may arise between the adviser's interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the adviser) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of

CAM's and the adviser's business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The adviser also maintains and considers a list of significant relationships that could present a conflict of interest for the adviser in voting proxies. The adviser is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the adviser decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the adviser for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the adviser decides to vote a proxy, the adviser generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the adviser in voting proxies with respect to such issuer. Such position is based on the fact that the adviser is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the adviser and certain other Citigroup business units.

CAM maintains a Proxy Voting Committee, of which the adviser personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the adviser's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the adviser's decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the adviser may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

                      FIDELITY FUND PROXY VOTING GUIDELINES
                         (FUNDS SUB-ADVISED BY FMR CO.)
                                   MARCH 2004

The following Proxy Voting Guidelines were established by the Fidelity Board of Trustees of the funds, after consultation with Fidelity Management & Research Company (FMR), the subadviser to the Equity Income Portfolio and Large Cap Portfolio. (The guidelines are reviewed periodically by FMR and by the non-interested Trustees of the Fidelity funds, and, accordingly, are subject to change.)

I.   General Principles

     A. Except as set forth herein, portfolio securities should generally be voted in favor of incumbent directors and in favor of routine management proposals. In general, FMR will oppose shareholder proposals that do not appear reasonably likely to enhance the economic returns or profitability of the portfolio company or to maximize shareholder value.

     B. Non-routine proposals covered by the following guidelines should generally be voted in accordance with the guidelines.

     C. Non-routine proposals not covered by the following guidelines or other special circumstances should be evaluated by the appropriate FMR analyst or portfolio manager, subject to review by the President or General Counsel of FMR or the General Counsel of FMR Corp. A significant pattern of such non-routine proposals or other special circumstances should be referred to the Operations Committee or its designee.

II. Portfolio shares should generally be voted against anti-takeover proposals, including:

     A. Fair Price Amendments, except those that consider only a two-year price history and are not accompanied by other anti-takeover measures.

     B. Classified Boards. FMR will generally vote in favor of proposals to declassify a board of directors. FMR will consider voting against such a proposal if the issuer's Articles of Incorporation or applicable statute includes a provision whereby a majority of directors may be removed at any time, with or without cause, by written consent, or other reasonable procedures, by a majority of shareholders entitled to vote for the election of directors.

     C.   Authorization of "Blank Check" Preferred Stock.

     D.   Golden Parachutes:

          1. Accelerated options and/or employment contracts that will result in a lump sum payment of more than three times annual compensation (salary and bonus) in the event of termination.

          2.   Compensation contracts for outside directors.

          3. Tin Parachutes that cover a group beyond officers and directors and permit employees to voluntarily terminate employment and receive payment.

          4. Adoption of a Golden or Tin Parachute will result in our withholding authority in the concurrent or next following vote on the election of directors.

     E.   Supermajority Provisions.

     F.   Poison Pills:

          Introduction of a Poison Pill without shareholder approval will result in FMR withholding authority in the concurrent or next following vote on the election of directors. In addition, extension of an existing Poison Pill or the adoption of a new Poison Pill without shareholder approval upon the expiration of an existing Pill will result in FMR withholding authority in the concurrent or next following vote on the election of directors.

          FMR will consider not withholding its authority on the election of directors if (a) the board has adopted a Poison Pill with a sunset provision; (b) the Pill is linked to a business strategy that will result in greater value for the shareholders; (c) the term is less than 5 years; and (d) shareholder approval is required to reinstate the expired Pill. In addition, the Funds will consider not withholding authority on the election of directors if company management indicates that the board is willing to strongly consider seeking shareholder ratification of, or adding a sunset provision meeting the above conditions to, an existing Pill. In such a case, if the company does not take appropriate action prior to the next annual shareholder meeting, the Funds would withhold their vote from the election of directors at that next meeting.

          FMR will generally withhold authority on the election of directors if a company refuses, upon request by FMR, to amend a Poison Pill Plan to allow the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities. On a case-by-case basis, FMR may determine not to withhold authority on the election of directors if a company's Poison Pill Plan, although imposing an aggregate ownership position limit of less than 20%, in the judgment of FMR provides the funds with sufficient investment flexibility.

          Portfolio shares will be voted for shareholder proposals requiring or recommending that shareholders be given an opportunity to vote on the adoption of poison pills.

          If shareholders are requested to approve adoption of a Poison Pill plan, the Funds will, in general, consider voting in favor of the Poison Pill plan if: (a) the board has adopted a Poison Pill with a sunset provision; (b) the Pill is determined to be linked to a business strategy that will result in greater value for the shareholders; (c) the term is generally not longer than 5 years; (d) shareholder approval is required to reinstate an expired Pill; (e) the Pill contains a provision suspending its application, by shareholder referendum, in the event a potential acquirer announces a bona fide offer, made for all outstanding shares; and (f) the Pill allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities. On a case-by-case basis, FMR may determine to vote in favor of a company's Poison Pill Plan if the Plan, although imposing an aggregate ownership position limit of less than 20%, in the judgment of FMR provides the funds with sufficient investment flexibility.

     G. Elimination of, or limitation on, shareholder rights (e.g., action by written consent, ability to call meetings, or remove directors).

     H.   Transfer of authority from shareholders to directors.

     I. Reincorporation in another state (when accompanied by anti-takeover provisions).

III. Stock Option Plans

     A. Stock Option plans should be evaluated on a case-by-case basis. Portfolio shares should generally be voted against Stock Option Plan adoptions or amendments to authorize additional shares if:

          1. The dilution effect of the shares authorized under the plan, plus the shares reserved for issuance pursuant to all other stock plans, is greater than 10%. However, for companies with a smaller market capitalization, the dilution effect may not be greater than 15%. If the plan fails this test, the dilution effect may be evaluated relative to any unusual factor involving the company.

          2. The offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus.

          3. The Board may, without shareholder approval, (i) materially increase the benefits accruing to participants under the plan, (ii) materially increase the number of securities which may be issued under the plan, or (iii) materially modify the requirements for participation in the plan.

          4. The granting of options to non-employee directors is subject to management discretion, the plan is administered by a compensation committee not comprised entirely of non-employee directors or the plan is administered by a board of directors not comprised of a majority of non-employee directors, versus non-discretionary grants specified by the plan's terms.

          5. However, a modest number of shares may be available for grant to employees and non-employee directors without complying with Guidelines 2, 3 and 4 immediately above if such shares meet both of two conditions:

               a. They are granted by a compensation committee composed entirely of independent directors.

               b. They are limited to 5% (large capitalization company) and 10% (small capitalization company) of the shares authorized for grant under the plan.

     The plan's terms allow repricing of underwater options, or the Board/Committee has repriced options outstanding under the plan in the past 2 years. However, option repricing may be acceptable if all of the following conditions, as specified by the plan's express terms, or board resolution, are met:

               a. The repricing is authorized by a compensation committee composed entirely of independent directors to fulfill a legitimate corporate purpose such as retention of a key employee;

               b. The repricing is rarely used and then only to maintain option value due to extreme circumstances beyond management's control; and

               c. The repricing is limited to no more than 5% (large capitalization company) or 10% (small capitalization company) of the shares currently authorized for grant under the plan.

     Furthermore, if a compensation committee composed entirely of independent directors determines that options need to be granted to employees other than the company's executive officers, that no shares are currently available for such options under the company's existing plans, and that such options need to be granted before the company's next shareholder meeting, then the company may reprice options in an amount not to exceed an additional 5% or 10%, as applicable, if such company seeks authorization of at least that amount at the very next shareholders' meeting.

     For purposes of this Guideline III, a large capitalization company generally means a company in the Russell 1000; the small capitalization company category generally includes all companies outside the Russell 1000.

     FMR will generally withhold its authority on the election of directors if, within the last year and without shareholder approval, the company's board of directors or compensation committee has repriced outstanding options held by officers or directors which, together with all other options repriced under the same stock option plan (whether held by officers, directors or other employees) exceed 5% (for a large capitalization company) or 10% (for a small capitalization company) of the shares authorized for grant under the plan.

     Proposals to reprice outstanding stock options should be evaluated on a case-by-case basis. FMR will consider supporting a management proposal to reprice outstanding options based upon whether the proposed repricing is consistent with the interests of shareholders, taking into account such factors as:

  .  Whether the repricing proposal excludes senior management and directors;

  . Whether the options proposed to be repriced exceeded FMR's dilution thresholds when initially granted;

  . Whether the repricing proposal is value neutral to shareholders based upon an acceptable options pricing model;

  . The company's relative performance compared to other companies within the relevant industry or industries;

  . Economic and other conditions affecting the relevant industry or industries in which the company competes; and

  . Any other facts or circumstances relevant to determining whether a repricing proposal is consistent with the interests of shareholders.

IV. Restricted Stock Awards ("RSA") should be evaluated on a case-by-case basis. Portfolio shares should generally be voted against RSA adoptions or amendments to authorize additional shares if:

     A. The dilution effect of the shares authorized under the plan, plus the shares reserved for issuance pursuant to all other stock plans, is greater than 10%. However, for companies with a smaller market capitalization, the dilution effect may not be greater than 15%. If the plan fails this test, the dilution effect may be evaluated relative to any unusual factor involving the company.

     B. The Board may materially alter the RSA without shareholder approval, including a provision that allows the Board to lapse or waive restrictions at its discretion.

     C. The granting of RSAs to non-employee directors is subject to management discretion, versus non-discretionary grants specified by the plan's terms.

     D. The restriction period is less than 3 years. RSAs with a restriction period of less than 3 years but at least 1 year are acceptable if the RSA is performance based.

     E. However, a modest number of shares may be available for grant to employees and non-employee directors without complying with Guidelines B, C and D immediately above if such shares meet both of two conditions:

          1. They are granted by a compensation committee composed entirely of independent directors.

          2. They are limited to 5% (large capitalization company) and 10% (small capitalization company) of the shares authorized for grant under the plan.

     F. For purposes of this Guideline IV, a large capitalization company generally means a company in the Russell 1000; the small capitalization company category generally includes all companies outside the Russell 1000.

     G. Proposals to grant restricted stock in exchange for options should be evaluated on a case-by-case basis. FMR will consider supporting a management proposal to grant restricted stock awards in exchange for options based upon whether the proposed exchange is consistent with the interests of shareholders, taking into account such factors as:

  . Whether the restricted stock award exchange proposal excludes senior management and directors;

  . Whether the options proposed to be exchanged exceeded FMR's dilution thresholds when initially granted;

  . Whether the restricted stock award exchange proposal is value neutral to shareholders based upon an acceptable stock award pricing model;

  . The company's relative performance compared to other companies within the relevant industry or industries;

  . Economic and other conditions affecting the relevant industry or industries in which the company competes; and

  . Any other facts or circumstances relevant to determining whether a restricted stock award exchange proposal is consistent with the interests of shareholders.

V.   Other Stock-Related Plans should be evaluated on a case-by-case basis:

     A. Omnibus Stock Plans - vote against entire plan if one or more component violates any of the criteria in parts III or IV above, except if the component is de minimus. In the case of an omnibus stock plan, the 5% and 10% limits in Guidelines III and IV will be measured against the total number of shares under all components of such plan.

     B. Employee Stock Purchase Plans - vote against if the plan violates any of the criteria in parts III and IV above, except that the minimum stock purchase price may be equal to or greater than 85% of the stock's fair market value if the plan constitutes a reasonable effort to encourage broad based participation in the company's equity. In the case of non-U.S. company stock purchase plans, the minimum stock purchase price may be equal to the prevailing "best practices," as articulated by the research or recommendations of the relevant proxy research or corporate governance services, provided that the minimum stock purchase price must be at least 75% of the stock's fair market value.

     C. Stock Awards (other than stock options and RSAs) - generally vote against unless they are identified as being granted to officers/directors in lieu of salary or cash bonus, subject to number of shares being reasonable.

VI.  Unusual Increases in Common Stock:

     A. An increase of up to 3 times outstanding and scheduled to be issued, including stock options, is acceptable; any increase in excess of 3 times would be voted against except in the case of real estate investment trusts, where an increase of 5 times is, in general, acceptable.

     B. Measured as follows: requested increased authorization plus stock authorized to be issued under Poison Pill divided by current stock outstanding plus any stock scheduled to be issued (not including Poison Pill authority). (If the result is greater than 3, Portfolio shares should be voted against.)

VII. Portfolio shares should, in general, be voted against the introduction of new classes of Stock with Differential Voting Rights.

VIII. With regard to Cumulative Voting Rights, Portfolio shares should be voted in favor of introduction or against elimination on a case-by-case basis where this is determined to enhance Portfolio interests as minority shareholders.

IX. Greenmail - Portfolio shares should be voted for anti-greenmail proposals so long as they are not part of anti-takeover provisions.

X. Portfolio shares should be voted in favor of charter by-law amendments expanding the Indemnification of Directors and/or limiting their liability for Breaches of Care.

     A. Portfolio shares should be voted against such proposals if FMR is otherwise dissatisfied with the performance of management or the proposal is accompanied by anti-takeover measures.

XI. Portfolio shares should be voted in favor of proposals to adopt Confidential Voting and Independent Vote Tabulation practices.

XII. Portfolio shares should be voted in favor of proposed amendments to a company's certificate of incorporation or by-laws that enable the company to Opt Out of the Control Shares Acquisition Statutes.

XIII. Employee Stock Ownership Plans ("ESOPs") should be evaluated on a case-by-case basis. Portfolio shares should usually be voted for non-leveraged ESOPs. For leveraged ESOPs, FMR may examine the company's state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for the ESOP, and number of shares held by insiders. FMR may also examine where the ESOP shares are purchased and the dilution effect of the purchase. Portfolio shares should be voted against leveraged ESOPs if all outstanding loans are due immediately upon change in control.

XIV. Voting of shares in securities of any U.S. banking organization shall be conducted in a manner consistent with conditions that may be specified by the Federal Reserve Board for a determination under federal banking law that no Fund or group of Funds has acquired control of such banking organization.

XV.  Avoidance of Potential Conflicts of Interest

Voting of shares shall be conducted in a manner consistent with the best interests of mutual fund shareholders as follows: (i) securities of a portfolio company shall be voted solely in a manner consistent with the Proxy Voting Guidelines; and (ii) voting shall be done without regard to any other Fidelity Companies' relationship, business or otherwise, with that portfolio company.

FMR applies the following policies and follows the procedures set forth below:

     A. FMR has placed responsibility for the Funds' proxy voting in the FMR Legal Department.

     B. The FMR Legal Department votes proxies according to the Proxy Voting Guidelines that are approved by the Funds' Board of Trustees.

     C. The FMR Legal Department consults with the appropriate analysts or portfolio managers regarding the voting decisions of non-routine proposals that are not addressed by the Proxy Voting Guidelines. Each of the President or General Counsel of FMR or the General Counsel of FMR Corp is authorized to take a final decision.

     D. When a Fidelity Fund invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F) or (G) of the Investment Company Act of 1940, as amended, or to the extent disclosed in the Fund's registration statement, FMR will use pass through voting or echo voting procedures.

XVI. Executive Compensation

     FMR will consider withholding authority for the election of directors and voting against management proposals on stock-based compensation plans or other compensation plans based on whether the proposals are consistent with the interests of shareholders, taking into account such factors as: (i) whether the company has an independent compensation committee; and (ii) whether the compensation committee has authority to engage independent compensation consultants.

XVII. Portfolio shares should generally be voted against shareholder proposals calling for or recommending the appointment of a non-executive or independent chairperson. However, FMR will consider supporting such proposals in limited cases if, based upon particular facts and circumstances, appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and to promote effective oversight of management by the board of directors.

XVIII. Auditors

     A. Portfolio shares should generally be voted against shareholder proposals calling for or recommending periodic rotation of a portfolio company's auditor. FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, a company's board of directors and audit committee appear to have clearly failed to exercise reasonable business judgment in the selection of the company's auditor.

     B. Portfolio shares should generally be voted against shareholder proposals calling for or recommending the prohibition or limitation of the performance of non-audit services by a portfolio company's auditor. Portfolio shares should also generally be voted against shareholder proposals calling for or recommending removal of a company's auditor due to, among other reasons, the performance of non-audit work by the auditor. FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, a company's board of directors and audit committee appear to have clearly failed to exercise reasonable business judgment in the oversight of the performance of the auditor of audit or non-audit services for the company.

XIX. Incorporation or Reincorporation in Another State or Country

     Portfolio shares should generally be voted against shareholder proposals calling for or recommending that a portfolio company reincorporate in the United States and voted in favor of management proposals to reincorporate in a jurisdiction outside the United States if (i) it is lawful under United States, state and other applicable law for the company to be incorporated under the laws of the relevant foreign jurisdiction and to conduct its business and (ii) reincorporating or maintaining a domicile in the United States would likely give rise to adverse tax or other economic consequences detrimental to the interests of the company and its shareholders. However, FMR will consider supporting such shareholder proposals and opposing such management proposals in limited cases if, based upon particular facts and circumstances, reincorporating in or maintaining a domicile in the relevant foreign jurisdiction gives rise to significant risks or other potential adverse consequences that appear reasonably likely to be detrimental to the interests of the company or its shareholders.

                               FEDERATED INVESTORS
                             PROXY VOTING PROCEDURES

Federated Equity Management Company of Pennsylvania, Federated Investment Management Company, Federated Global Investment Management Corp., Federated Investment Counseling, Passport Research, Ltd., Passport Research II, Ltd. and Federated Advisory Services Company (collectively the "Advisers") have adopted the following procedures to implement their Proxy Voting Policies and Practices (the "Proxy Policies") in compliance with Rule 206(4)-6 of the Investment Advisers Act of 1940.

PROXY VOTING COMMITTEE

The Advisers hereby establish a Proxy Voting Committee (the "Committee") consisting of the following individuals:

           President of the Advisers (Keith Schappert)

           Vice Chairman of the Advisers (J. Thomas Madden)

           Chief Investment Officer for Global Equity (Stephen Auth)

           Director of Global Equity Research of the Advisers (Curtis R. Gross)

           Senior Portfolio Manager (William C. Dierker)

A majority of the Committee will exercise all voting discretion granted to the Advisers by their clients or the investment companies that they manage in accordance with the Proxy Policies. The Committee will adopt such practices as it deems appropriate to regulate its meetings and means of directing votes, including directions authorized by voice or electronic messages.

EMPLOYMENT OF PROXY VOTING SERVICES

The Advisers have hired Investor Responsibility Research Center ("IRRC") to obtain, vote and record proxies in accordance with the directions of the Committee. The Committee shall direct IRRC by completing Proxy Voting Guidelines in such form as IRRC may require. IRRC may vote any proxy as directed in the Proxy Voting Guidelines without further direction from the Committee and may make any determinations required to implement the Proxy Voting Guidelines. However, if the Proxy Voting Guidelines require case-by-case direction for a proposal, IRRC shall provide the Committee with all information that it has obtained regarding the proposal and the Committee will provide specific direction to IRRC. The Committee shall provide such direction in a timely manner. Subject to the provisions of these Procedures relating to conflicts of interest, the Committee may amend the Proxy Voting Guidelines, or override the directions provided in such Guidelines, whenever the Committee deems it necessary to comply with the Proxy Policies.

The Advisers and IRRC shall take the following steps to implement these procedures:

     . The Advisers shall cause IRRC to receive a list of all voting securities (both domestic and international) held in portfolios managed by the Advisers, updated daily.

     . The Advisers shall execute and deliver to IRRC a limited power of attorney to cast ballots on behalf of the Advisers' clients.

     . IRRC shall verify portfolio holdings (other than securities on loan) on the record date for any proxy with the custodian of the voting securities to confirm that IRRC has received ballots for all such voting securities on the record date.

     . If IRRC has not received ballots for all voting securities, IRRC will contact the Advisers and assist in obtaining the missing ballots from the custodians.

     . IRRC will provide monthly reports to the Committee of proxies voted. IRRC will also compile and provide such other reports as the Advisers are required to provide to their clients or file with the Securities and Exchange Commission.

Conflicts of Interest

A significant business relationship between the Advisers and a company involved with a proxy vote may give rise to an apparent or actual conflict of interest. For purposes of these procedures, a company with a "significant business relationship with the Advisers" includes: (a) any company for which an Adviser manages any investments of the company, any plan sponsored by the company or any affiliated person of the company, (b) any investment company for which an Adviser acts as an investment adviser and any affiliated person of such an investment company and (c) any company that has another form of significant business relationship with an affiliated person of the Adviser. A company that is a proponent, opponent or the subject of a proxy vote, and which to the knowledge of the Committee has a significant business relationship with the Advisers, is referred to as an "Interested Company." The terms "affiliated person" and "investment adviser" shall be interpreted according to the definitions provided by Section 2(a) of the Investment Company Act of 1940, as amended, except that a company shall not be treated as an "affiliated person" based solely on ownership or control of outstanding voting securities unless a person owns or controls ten percent or more of the outstanding voting securities of such company.

In order to avoid concerns that the conflicting interests of the Advisers have influenced proxy votes, the Advisers will take the following steps:

               1. Any employee of the Advisers who is contacted by an Interested Company regarding proxies to be voted by the Advisers shall refer the Interested Company to a member of the Committee. Any such employee shall inform the Interested Company that the Committee has exclusive authority to determine how the Adviser will exercise its voting discretion.

               2. Any Committee member contacted by an Interested Company shall report it to the full Committee and provide a written summary of the communication. Under no circumstances will the Committee or any member of the Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Committee has directed such proxies to be voted.

               3. If the Proxy Voting Guidelines already provide specific direction on the proposal regarding which the Interested Company contacted the Committee, the Committee shall not alter or amend such directions. If the Proxy Voting Guidelines require further direction from the Committee, the Committee shall provide such direction in accordance with the Proxy Policies, without regard for the interests of the Advisers with respect to the Interested Company.

               4. If the Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, the Committee shall disclose to the clients (or, in the case of an investment company, its Board of Directors or Trustees) on behalf of whom proxies were cast:

                    . That the Advisers have a significant business relationship with the Interested Company;

                    .    The proposals regarding which proxies were cast;

                    . Any material communications between the Advisers and the Interested Company regarding the proposal; and

                    . Whether the Advisers voted for or against the proposal (or abstained from voting) and the reasons for its decision.

               5. Unless otherwise directed by the client (or in the case of an investment company, its Board of Directors or Trustees) that holds shares of another investment company for which an Adviser acts as an investment adviser, the Committee will vote the client's proxies in the same proportion as the votes cast by shareholders who are not clients of the Advisers at any shareholders meeting called by such investment company.

RECORDKEEPING

The Advisers shall keep copies of the Proxy Policies and of these Procedures in their offices. IRRC shall maintain copies of each proxy statement received on behalf of the Advisers' clients and a record of the vote cast on behalf of each client, and provide them as directed by the Advisers promptly upon the Advisers request. The Committee shall keep copies of (a) any document created by an employee of the Advisers that was material to the Committee's directions regarding how to vote proxies or that memorializes the basis for their decision (including any voting guidelines directed to IRRC), (b) any written client request for information on how a client's proxies were voted and (c) any written response to such a request (whether written or oral). All such copies shall be maintained for the time and in the manner required by Rule 204-2(e)(1) (i.e., in an easily accessible place for a period of not less than five years).

                               FEDERATED INVESTORS
                            PROXY VOTING POLICIES AND
                                    PRACTICES

Federated Equity Management Company of Pennsylvania, Federated Investment Management Company, Federated Global Investment Management Corp., Federated Investment Counseling, Passport Research, Ltd., Passport Research II, Ltd. and Federated Advisory Services Company (collectively the "Advisers") have adopted the following procedures to implement their proxy voting policies and practices (the "Proxy Policies") in compliance with Rule 206(4)-6 of the Investment Advisers Act of 1940. These Proxy Policies shall also apply to any investment company registered under the Investment Company Act of 1940 (the "1940 Act") for which an Adviser serves as an "investment adviser" (as defined in Section 2(a)(20) of the 1940 Act), provided that the board of directors or trustees of such investment company has delegated to the Adviser authority to vote the investment company's proxies.

GENERAL POLICY

Unless otherwise directed by a client or the board of directors or trustees of an investment company, it is the policy of the Advisers to cast proxy votes in favor of proposals that the Advisers anticipate will enhance the long-term value of the securities being voted. Generally, this will mean voting for proposals that the Advisers believe will (a) improve the management of a company, (b) increase the rights or preferences of the voted securities or (c) increase the chance that a premium offer would be made for the company or for the voted securities. Nothing in these policies shall be deemed to limit the securities that the Advisers may purchase or hold on behalf of their clients.

APPLICATION TO SPECIFIC PROPOSALS

The following examples illustrate how this general policy may apply to proposals submitted by a company's board of directors (or similar governing body, the "board," and the individuals comprising a board, the "directors") for approval or ratification by holders of the company's voting securities. However, whether the Advisers support or oppose a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

CORPORATE GOVERNANCE

Generally, the Advisers will vote proxies:

     . In favor of the full slate of directors nominated in an uncontested election;

     . In favor of a proposal to require a company's audit committee to be comprised entirely of independent directors;

     . In favor of a proposal to require independent tabulation of proxies and/or confidential voting of shareholders;

     . In favor of a proposal to reorganize in another jurisdiction, unless it would reduce the rights or preferences of the securities being voted;

     . In favor of a proposal to ratify the board's selection of auditors, unless: (a) compensation for non-audit services exceeded 50% of the total compensation received from the company, or (b) the previous auditor was dismissed because of a disagreement with the company; and

     . In favor of a proposal to repeal a shareholder rights plan (also known as a "poison pill") and against the adoption of such a plan, unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company.

CAPITAL STRUCTURE

Generally, the Advisers will vote proxies:

     . Against a proposal to authorize or issue shares that are senior in priority or voting rights to the voted securities;

     . In favor of a proposal to reduce the amount of shares authorized for issuance (subject to adequate provisions for outstanding convertible securities, options, warrants, rights and other existing obligations to issue shares);

     . In favor of a proposal to grant preemptive rights to the securities being voted and against a proposal to eliminate such preemptive rights; and

     .    In favor of a proposal authorizing a stock repurchase program.

COMPENSATION AND STOCK OPTION PLANS

Generally, the Advisers will vote proxies:

     . In favor of stock incentive plans (including plans for directors) that align the recipients of stock incentives with the interests of shareholders, without creating undue dilution;

     . Against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms (e.g., lower purchase prices or easier vesting requirements); and

     . Against executive compensation plans that do not disclose the maximum amounts of compensation that may be awarded or the criteria for determining awards.

CORPORATE TRANSACTIONS AND CONTESTED ELECTIONS

The Advisers will vote proxies relating to proposed mergers, purchases and sales of assets, capital reorganizations and similar transactions in accordance with the general policy, based upon the Advisers' analysis of the terms, conditions and anticipated results of the proposed transaction. The Advisers will vote proxies in contested elections of directors in accordance with the general policy, based upon the Advisers' analysis of the opposing slates and their proposed business strategy. When the company's board or another party involved in a proposed transaction or change in the board submits proposals for the purpose of facilitating or impeding such transaction or change, the Advisers will cast their proxies based on their evaluation of the proposed transaction or change to the board. In these circumstances, the Advisers may vote in a manner contrary to their general practice for similar proposals made outside the context of such a proposed transaction or change in the board. For example, if the Advisers decide to vote against a proposed transaction, they may vote in favor of anti-takeover measures reasonably designed to prevent the transaction.

SHAREHOLDER PROPOSALS

The Advisers generally vote proxies against proposals submitted by shareholders without the favorable recommendation of a company's board. The Advisers believe that a company's board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board. The Advisers intend to limit exceptions to this practice to shareholder proposals that the Advisers regard as (a) likely to result in an immediate and favorable improvement in the price of the voted security and (b) unlikely to be adopted by the company's board in the absence of shareholder direction.

COST/BENEFIT ANALYSIS

Notwithstanding the foregoing policies and practices, the Advisers shall not vote any proxy if they determine that the consequences or costs of voting outweigh the potential benefit of casting a proxy for their clients. For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares illiquid), the Advisers will not vote proxies for such shares. In addition, the Advisers shall not be obligated to incur any expense to send a representative to a shareholder meeting or to translate proxy materials into English. Finally, with respect to an investment company that seeks to produce the returns of a index (an "Index Fund") by investing in large numbers of the securities without independent evaluation by the Advisers, the Advisers will vote its proxies as follows:

     . In accordance with any general guideline adopted by the Adviser with respect to issues subject to the proxies;

     . If the Advisers are directing votes for the same proxy on behalf of non-Index Funds, in the same manner as the non-Index Funds;

     . If neither of the first two conditions apply, as recommended by a subadviser to the Index Fund; and

     .    If none of the previous conditions apply, as recommended by the board;

in each case, without independent analysis by the Advisers of the Index Fund's interest in the proxy.

                      MONDRIAN INVESTMENT PARTNERS LIMITED
                      PROXY VOTING POLICIES AND PROCEDURES
                                  FEBRUARY 2005

INTRODUCTION

Mondrian Investment Partners Limited("MIP") is a registered investment adviser with the U.S. Securities and Exchange Commission ("SEC") pursuant to the Investment Advisers Act of 1940, as amended, (the "Advisers Act"). MIP provides investment advisory services to various types of clients such as registered and unregistered commingled funds, defined benefit plans, defined contribution plans, private and public pension funds, foundations, endowment funds and other types of institutional investors. Pursuant to the terms of an investment management agreement between MIP and its client or as a result of some other type of specific delegation by the client, MIP is often given the authority and discretion to vote proxy statements relating to the underlying securities which are held on behalf of such client. Also, clients sometimes ask MIP to give voting advice on certain proxies without delegating full responsibility to MIP to vote proxies on behalf of the client. MIP has developed the following Proxy Voting Policies and Procedures (the "Procedures") in order to ensure that it votes proxies or gives proxy voting advice that is in the best interests of its clients.

PROCEDURES FOR VOTING PROXIES

To help make sure that MIP votes client proxies in accordance with the Procedures and in the best interests of clients, it has established a Proxy Voting Committee (the "Committee") which is responsible for overseeing the proxy voting process. The Committee consists of the following MIP personnel (i) two investment Directors; (ii) Chief Operating Officer; and (iii) Head of Compliance. The Committee will meet as necessary to help MIP fulfill its duties to vote proxies for clients.

One of the main responsibilities of the Committee is to review and approve the Procedures on a yearly basis. The Procedures are usually reviewed during the first quarter of the calendar year before the beginning of the "proxy voting season" and may also be reviewed at other times of the year, as necessary. When reviewing the Procedures, the Committee looks to see if the Procedures are designed to allow MIP to vote proxies in a manner consistent with the goal of voting in the best interests of clients and maximizing the value of the underlying shares being voted on by MIP. The Committee will also review the Procedures to make sure that they comply with any new rules promulgated by the SEC or other relevant regulatory bodies. After the Procedures are approved by the Committee, MIP will vote proxies or give advice on voting proxies generally in accordance with such Procedures.

In order to facilitate the actual process of voting proxies, MIP has contracted with Institutional Shareholder Services ("ISS"), a Delaware corporation. Both ISS and the client's custodian monitor corporate events for MIP. MIP gives an authorization and letter of instruction to the client's custodian who then forwards proxy materials it receives to ISS so that ISS may vote the proxies. On approximately at least a monthly basis, MIP will send ISS an updated list of client accounts and security holdings in those accounts, so that ISS can update its database and is aware of which proxies it will need to vote on behalf of MIP clients. If needed, the Committee has access to these records.

MIP provides ISS with the Procedures to use to analyze proxy statements on behalf of MIP and its clients, and ISS is instructed to vote those proxy statements in accordance with the Procedures. After receiving the proxy statements, ISS will review the proxy issues and vote them in accordance with MIP's Procedures. When the Procedures state that a proxy issue will be decided on a case-by-case basis, ISS will look at the relevant facts and circumstances and research the issue to determine how the proxy should be voted, so that the proxy is voted in the best interests of the client and in accordance with the parameters described in these Procedures generally and specifically with the Proxy Voting Guidelines (the "Guidelines") below. If the Procedures do not address a particular proxy issue, ISS will similarly look at the relevant facts and circumstances and research the issue to determine how the proxy should be voted, so that the proxy is voted in the best interests of the client and pursuant to the spirit of the Procedures provided by MIP. After a proxy has been voted, ISS will create a record of the vote in order to help MIP comply with their duties listed under "Availability of Proxy Voting Records and Recordkeeping" below. If a client provides MIP with its own proxy voting guidelines, MIP will forward the client's guidelines to ISS who will follow the steps above to vote the client's proxies pursuant to the client's guidelines.

The Committee is responsible for overseeing ISS's proxy voting activities for MIP's clients and will attempt to ensure that ISS is voting proxies pursuant to the Procedures. There may be times when MIP believes that the best interests of the client will be better served if it votes a proxy counter to ISS's recommended vote on that proxy. In those cases, the Committee will generally review the research provided by ISS on the particular issue, and it may also conduct its own research or solicit additional research from another third party on the issue. After gathering this information and possibly discussing the issue with other relevant parties, the Committee will use the information gathered to determine how to vote on the issue in a manner which the Committee believes is consistent with MIP's Procedures and in the best interests of the client.

MIP will attempt to vote every proxy which they or their agents receive when a client has given it the authority and direction to vote such proxies. However, there are situations in which MIP may not be able to process a proxy. For example, MIP may not have sufficient time to process a vote because it or its agents received a proxy statement in an untimely manner. Use of a third party service, such as ISS, and relationships with multiple custodians help avoid a situation where MIP is unable to vote a proxy.

COMPANY MANAGEMENT RECOMMENDATIONS

When determining whether to invest in a particular company, one of the factors MIP may consider is the quality and depth of the company's management. As a result, MIP believes that recommendations of management on any issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. Thus, on many issues, MIP's votes are cast in accordance with the recommendations of the company's management. However, MIP will normally vote against management's position when it runs counter to the Guidelines, and MIP will also vote against management's recommendation when such position is not in the best interests of MIP's clients.

CONFLICTS OF INTEREST

As a matter of policy, the Committee and any other officers, directors, employees and affiliated persons of MIP may not be influenced by outside sources who have interests which conflict with the interests of MIP's clients when voting proxies for such clients. However, in order to ensure that MIP votes proxies in the best interests of the client, MIP has established various systems described below to properly deal with a material conflict of interest.

Most of the proxies which MIP receives on behalf of its clients are voted by ISS in accordance with these pre-determined, pre-approved Procedures. As stated above, these Procedures are reviewed and approved by the Committee at least annually normally during the first quarter of the calendar year and at other necessary times. The Procedures are then utilized by ISS going forward to vote client proxies. The Committee approves the Procedures only after it has determined that the Procedures are designed to help MIP vote proxies in a manner consistent with the goal of voting in the best interests of its clients. Because the majority of client proxies are voted by ISS pursuant to the pre-determined Procedures, it normally will not be necessary for MIP to make a real-time determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for MIP from the proxy voting process.

In the limited instances where MIP is considering voting a proxy contrary to ISS's recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving MIP or affiliated persons of MIP. If there is no perceived conflict of interest, the Committee will then vote the proxy according to the process described in "Procedures for Voting Proxies" above. If at least one member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the client. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with MIP's Procedures and in the best interests of the client. In these instances, the Committee must come to a unanimous decision regarding how to vote the proxy or they will be required to vote the proxy in accordance with ISS's original recommendation. Documentation of the reasons for voting contrary to ISS's recommendation will generally be retained by MIP.

AVAILABILITY OF PROXY VOTING INFORMATION AND RECORDKEEPING

Clients of MIP will be directed to their client service representative to obtain information from MIP on how their securities were voted. At the beginning of a new relationship with a client, MIP will provide clients with a concise summary of MIP's proxy voting process and will inform clients that they can obtain a copy of the complete Procedures upon request. The information described in the preceding two sentences will be included in Part II of MIP's Form ADV which is delivered to each new client prior to the commencement of investment management services. Existing clients will also be provided with the above information.

MIP will also retain extensive records regarding proxy voting on behalf of clients. MIP will keep records of the following items: (i) the Procedures; (ii) proxy statements received regarding client securities (via hard copies held by ISS or electronic filings from the SEC's EDGAR filing system); (iii) records of votes cast on behalf of MIP's clients (via ISS); (iv) records of a client's written request for information on how MIP voted proxies for the client, and any MIP written response to an oral or written client request for information on how MIP voted proxies for the client; and (v) any documents prepared by MIP that were material to making a decision how to vote or that memorialized the basis for that decision. These records will be maintained in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such record. For the first two years, such records will be stored at the offices of MIP.

PROXY VOTING GUIDELINES

The following Guidelines summarize MIP's positions on various issues and give a general indication as to how it will vote shares on each issue. The Proxy Committee has reviewed the Guidelines and determined that voting proxies pursuant to the Guidelines should be in the best interests of the client and should facilitate the goal of maximizing the value of the client's investments. Although MIP will usually vote proxies in accordance with these Guidelines, it reserves the right to vote certain issues counter to the Guidelines if, after a thorough review of the matter, it determines that a client's best interests would be served by such a vote. Moreover, the list of Guidelines below may not include all potential voting issues. To the extent that the Guidelines do not cover potential voting issues, MIP will vote on such issues in a manner that is consistent with the spirit of the Guidelines below and that promotes the best interests of the client. MIP's Guidelines are listed immediately below and are organized by the types of issues that could potentially be brought up in a proxy statement. Due to differences in the various foreign markets in which issuers are located, the Guidelines below are more general in nature. As the issues and requirements in foreign countries may vary from each other, ISS will provide additional country-specific research and recommendations on such issues that can be used in determining how to vote in the best interests of MIP's clients. The Guidelines are as follows:

FINANCIAL RESULTS/DIRECTOR AND AUDITOR REPORTS

Generally vote FOR approval of financial statements and director and auditor reports, unless:

     . there are concerns about the accounts presented or audit procedures used; or

     . the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

APPOINTMENT OF AUDITORS AND AUDITOR COMPENSATION

Generally vote FOR the re-election of auditors and proposals authorizing the board to fix auditor fees, unless:

     . there are serious concerns about the accounts presented or the audit procedures used;

     .    the auditors are being changed without explanation; or

     . non-audit-related fees are substantial or are routinely in excess of standard annual audit fees.

Generally vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company. Generally ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

APPOINTMENT OF INTERNAL STATUTORY AUDITORS

Generally vote FOR the appointment or reelection of statutory auditors, unless:

     . there are serious concerns about the statutory reports presented or the audit procedures used;

     . questions exist concerning any of the statutory auditors being appointed; or

     . the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ALLOCATION OF INCOME

Generally vote FOR approval of the allocation of income, unless:

     . the dividend payout ratio has been consistently below 30 percent without adequate explanation; or

     .    the payout is excessive given the company's financial position.

STOCK (SCRIP) DIVIDEND ALTERNATIVE

Generally vote FOR most stock (scrip) dividend proposals. Generally vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

AMENDMENTS TO ARTICLES OF ASSOCIATION

Generally vote amendments to the articles of association on a CASE-BY-CASE basis.

CHANGE IN COMPANY FISCAL TERM

Generally vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

LOWER DISCLOSURE THRESHOLD FOR STOCK OWNERSHIP

Generally vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

AMEND QUORUM REQUIREMENTS

Generally vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

TRANSACT OTHER BUSINESS

Generally vote AGAINST other business when it appears as a voting item.

DIRECTOR ELECTIONS

Generally vote FOR management nominees in the election of directors, unless:

     .    Adequate disclosure has not been met in a timely fashion;

     .    There are clear concerns over questionable finances or restatements;

     .    There have been questionable transactions with conflicts of interest;

     . There are any records of abuses against minority shareholder interests; and

     .    the board fails to meet minimum corporate governance standards.

Generally vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Generally vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Generally vote AGAINST individual directors if they cannot provide an explanation for repeated absences at board meetings (in countries where this information is disclosed)

Generally vote AGAINST labor representatives if they sit on either the audit or compensation committee, as they are not required to be on those committees.

DIRECTOR COMPENSATION

Generally vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Generally vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Generally vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Generally vote AGAINST proposals to introduce retirement benefits for non-executive directors.

DISCHARGE OF BOARD AND MANAGEMENT

Generally vote FOR discharge of the board and management, unless:

     . there are serious questions about actions of the board or management for the year in question; or

     .    legal action is being taken against the board by other shareholders.

Vote AGAINST proposals to remove approval of discharge of board and management from the agenda.

DIRECTOR, OFFICER, AND AUDITOR INDEMNIFICATION AND LIABILITY PROVISIONS

Generally vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Generally vote AGAINST proposals to indemnify auditors.

BOARD STRUCTURE

Generally vote FOR proposals to fix board size.

Generally vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Generally vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

SHARE ISSUANCE REQUESTS

GENERAL ISSUANCES:
__________________

Generally vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Generally vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

SPECIFIC ISSUANCES:
___________________

Generally vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

INCREASES IN AUTHORIZED CAPITAL

Generally vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Generally vote FOR specific proposals to increase authorized capital to any amount, unless:

     . the specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

     . the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances (and less than 25 percent for companies in Japan).

Generally vote AGAINST proposals to adopt unlimited capital authorizations.

REDUCTION OF CAPITAL

Generally vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Generally vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

CAPITAL STRUCTURES

Generally vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

Generally vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional super-voting shares.

PREFERRED STOCK

Generally vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Generally vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.

Generally vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Generally vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Generally vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

DEBT ISSUANCE REQUESTS

Generally vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Generally vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.

Generally vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

PLEDGING OF ASSETS FOR DEBT

Generally vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

INCREASE IN BORROWING POWERS

Generally vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

SHARE REPURCHASE PLANS:

Generally vote FOR share repurchase plans, unless:

     .    clear evidence of past abuse of the authority is available; or

     .    the plan contains no safeguards against selective buybacks.

REISSUANCE OF SHARES REPURCHASED:

Generally vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

CAPITALIZATION OF RESERVES FOR BONUS ISSUES/INCREASE IN PAR VALUE:

Generally vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

REORGANIZATIONS/RESTRUCTURINGS:

Generally vote reorganizations and restructurings on a CASE-BY-CASE basis.

MERGERS AND ACQUISITIONS:

Generally vote FOR mergers and acquisitions, unless:

     . the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or

     . the company's structure following the acquisition or merger does not reflect good corporate governance.

Generally vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

Generally ABSTAIN if there is insufficient information available to make an informed voting decision.

MANDATORY TAKEOVER BID WAIVERS:

Generally vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

RE-INCORPORATION PROPOSALS:

Generally vote re-incorporation proposals on a CASE-BY-CASE basis.

EXPANSION OF BUSINESS ACTIVITIES:

Generally vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

RELATED-PARTY TRANSACTIONS:

Generally vote related-party transactions on a CASE-BY-CASE basis.

COMPENSATION PLANS:

Generally vote compensation plans on a CASE-BY-CASE basis.

ANTI-TAKEOVER MECHANISMS:

Generally vote AGAINST all anti-takeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

SHAREHOLDER PROPOSALS:

Generally vote all shareholder proposals on a CASE-BY-CASE basis.

Generally vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Generally vote AGAINST proposals that limit the company's business activities or capabilities or result insignificant costs being incurred with little or no benefit.

                        MERRILL LYNCH INVESTMENT MANAGERS
                             PROXY VOTING GUIDELINES
                                DECEMBER 17, 2002

MERRILL LYNCH INVESTMENT MANAGERS
PROXY VOTING GUIDELINES

Fund Asset Management, L.P., Merrill Lynch Investment Managers, L.P. and QA Advisers, L.L.C. (collectively, "MLIM") are each registered investment advisers that serve as the investment manager for mutual funds, other commingled investment vehicles and/or separate accounts of institutional and other clients. The right to vote proxies for securities held in such accounts belong to the clients, and certain clients of MLIM have retained the right to vote such proxies in general or in specific circumstances.1 Other clients, however, have delegated to MLIM the right to vote proxies for securities held in their accounts as part of MLIM's authority to manage, acquire and dispose of account assets.

When MLIM votes proxies for such a client, it acts as the agent for the client and is subject to a fiduciary duty to vote proxies in a manner MLIM believes is consistent with the best interests of the client that owns the related security,/2/ whether or not the client's proxy voting is subject to the fiduciary standards of the Employee Retirement Securities Act of 1974 ("ERISA")./3/ When voting proxies for client accounts (including mutual funds), MLIM's primary objective is to make voting decisions solely in the best interests of clients and ERISA clients' plan beneficiaries and participants. In fulfilling its obligations to clients, MLIM will seek to act in a manner it believes is most likely to enhance the economic value of the underlying securities held in client accounts. It is imperative to MLIM's integrity and reputation that it considers the interests of its clients, and not the interests of Merrill Lynch, when voting proxies./4/

In light of such fiduciary duties, and given the complexity of the issues that may be raised in connection with proxy votes, MLIM has formed a Proxy Voting Committee (the "Committee") to address proxy voting issues on behalf of MLIM.

I.   SCOPE OF COMMITTEE RESPONSIBILITIES

The Committee shall have the responsibility for determining how to address proxy votes made on behalf of all MLIM clients, except for clients who have retained the right to vote their own proxies, either generally or on any specific matter. In so doing, the Committee shall seek to ensure that proxy votes are made in the best interests of clients, and that proxy votes are determined in a manner free from unwarranted influences. The Committee shall also oversee the overall administration of proxy voting for MLIM accounts./5/

----------

/1/ In certain situations, a client may direct MLIM to vote in accordance with the client's proxy voting policies. In these situations, MLIM will seek to comply with such policies to the extent it would not be inconsistent with other MLIM legal responsibilities.
/2/ Letter from Harvey L. Pitt, Chairman, SEC, to John P.M. Higgins, President, Ram Trust Services (February 12, 2002) (Section 206 of the Investment Advisers Act imposes a fiduciary responsibility to vote proxies fairly and in the best interests of clients).
/3/ DOL Interpretative Bulletin of Sections 402, 403 and 404 of ERISA at 29 C.F.R. 2509.94-2
/4/ Proxy voting decisions, like other investment matters, are covered by MLIM's "Policies and Procedures Concerning Communications Between Merrill Lynch Investment Managers Companies and Merrill Lynch Investment Banking, Trading and Research Areas" (MLIM's "Ethical Wall" policies). One of the principal purposes of the Ethical Wall is to prohibit communications intended to place unusual pressure on a portfolio manager or analyst at MLIM to favor the interests of Merrill Lynch's investment banking clients over the interests of MLIM's investment advisory clients. To that end, as described herein, all proxy voting decisions will be made under the supervision of MLIM's Proxy Voting Committee, which will include representatives of MLIM management and MLIM's Legal Advisory Department. No MLIM employee may discuss pending corporate governance issues relating to securities held by MLIM clients with other Merrill Lynch employees if such discussions would violate MLIM's Ethical Wall policies. Any communication relating to corporate governance matters that a MLIM employee reasonably believes could constitute a violation of such policies should immediately be reported to the Secretary of the Proxy Voting Committee and/or MLIM"s Director of Compliance or General Counsel.
/5/ To assist MLIM in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MLIM include in-depth research, voting recommendations, vote execution, and recordkeeping.

The Committee shall establish MLIM's proxy voting policies, with such advice, participation and research as the Committee deems appropriate from portfolio managers, proxy voting services or other knowledgeable interested parties./6/ As it is anticipated that there will not be a "right" way to vote proxies on any given issue applicable to all facts and circumstances, the Committee shall also be responsible for determining how the proxy voting policies will be applied to specific proxy votes, in light of each company's unique structure, management, strategic options and probable economic consequences of alternative actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its stated policies.

The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting guidelines and requires a case-by-case determination, in which case the Committee will not adopt a voting policy. MLIM believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are therefore not suitable for general guidelines. The Committee may adopt a common MLIM position on proxy votes that are akin to investment decisions, or determine to permit portfolio managers to make individual decisions on how best to maximize economic value for the accounts for which they are responsible (similar to normal buy/sell investment decisions made by such portfolio managers)./7/

While it is expected that MLIM, as a fiduciary, will generally seek to vote proxies in a uniform manner for all clients, the Committee, in conjunction with the portfolio manager of an account, may determine that the specific circumstances of such account require that such account's proxies be voted differently due to such account's investment objective or other factors that differentiate it from other accounts. In addition, on proxy votes that are akin to investment decisions, MLIM believes portfolio managers may from time to time legitimately reach differing but equally valid views, as fiduciaries for their clients, on how best to maximize economic value in respect of a particular investment.

The Committee will be responsible for documenting the basis for (a) any determination to vote a particular proxy in a manner contrary to its stated policies, (b) any determination to vote a particular proxy in a non-uniform manner, and (c) any other material determination made by the Committee, as well as for ensuring the maintenance of records of each proxy vote./8/ All determinations will be made, and all records maintained, in accordance with the proxy voting standards of ERISA (notwithstanding that ERISA may not apply to all client accounts). Except as may be required by such standards or other applicable legal requirements, or as otherwise set forth herein, the determinations and records of the Committee shall be treated as proprietary, nonpublic and confidential.

II.  COMMITTEE MEMBERSHIP

The Committee will be chaired by the Chief Investment Officer of MLIM, who will be assisted by MLIM's Head of Active Equity Management or another senior MLIM investment professional. The Committee shall consist of portfolio managers and investment analysts appointed by them who are representative of the Active Equity, Private Investors and Quantitative Advisers divisions of MLIM, and such other personnel with investment or other relevant experience, as the Chief Investment Officer deems appropriate. No MLIM employee whose responsibilities relate primarily to Marketing or Sales may serve as a member of the Committee. Two members of MLIM's Legal Advisory Department will be non-voting members of the Committee, one of whom shall serve as the Committee's Secretary and principal legal counsel and the other of whom shall serve as Assistant Secretary.

----------

/6/ If invited to do so by the Proxy Voting Committee, Merrill Lynch personnel from investment banking, trading, retail brokerage and research areas ("Affiliate Personnel") may present their views to MLIM's Proxy Voting Committee on proxy voting issues on which they have expertise to the same extent as other outside parties invited to present to the Proxy Voting Committee. Affiliated Personnel, however, may not serve as members of the Proxy Voting Committee or be allowed to participate in its decision making (other than as presenters).
/7/ The Committee will normally defer to portfolio managers on proxy votes that are akin to investment decisions EXCEPT FOR proxy votes that involve a MLIM client as issuer. Where a material issue is involved and the issuer is a client of MLIM, the Committee shall determine, in its discretion, whether, for the purposes of ensuring that an independent determination is reached, to retain sole discretion to cast a vote for MLIM clients.
/8/ The Committee may delegate the actual maintenance of such records to ISS or another outside service provider.

The Committee's membership shall be limited to full-time employees of MLIM. No person with any investment banking, trading, retail brokerage or research responsibilities for MLIM's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such a person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with MLIM).

III. SPECIAL CIRCUMSTANCES

Securities on Loan. Many MLIM clients participate in securities lending programs, either through Merrill Lynch Global Securities Financing (MLIM's securities lending affiliate) or lending agents unaffiliated with MLIM (such as the ir custodian). Under most securities arrangements, securities on loan may not be voted by the lender (unless the loan is recalled).9 MLIM believes that, if a client has determined to participate in a securities lending program to seek enhanced returns, MLIM should cooperate with the client's determination that securities lending is beneficial to the account and not attempt to seek recalls for the purpose of voting routine proxies. Therefore, it is MLIM's policy that, in the event that MLIM manages an account for a client that employs a lending agent unaffiliated with MLIM, MLIM will generally not seek to vote proxies relating to securities on loan. When MLIM manages an account for a client that employs Merrill Lynch Global Securities Financing as its lending agent, MLIM will also generally not seek to vote proxies relating to securities on loan unless the MLIM portfolio manager responsible for the account has determined that voting the proxy is in the client's best interest and has requested Merrill Lynch Global Securities Financing to recall the security in timely manner, in accordance with MLIM's internal loan procedures in effect from time to time.

Voting Proxies for Foreign Companies. While the proxy voting process is well established in the United States, voting proxies of foreign companies frequently involves logistical issues which can affect MLIM's ability to vote such proxies, as well as the desirability of voting such proxies. These issues include (but are not limited to): (i) untimely notice of shareholder meetings, (ii) restrictions on a foreigner's ability to exercise votes, (iii) requirements to vote proxies in person, (iv) "shareblocking" (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting), and (v) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions.

As a consequence, MLIM votes proxies of non-US companies only on a "best-efforts" basis. In addition, the Committee may determine that it is generally in the best interests of MLIM clients not to vote proxies of companies in certain countries if the Committee determines that the costs (including opportunity costs associated with shareblocking constraints) associated with exercising a vote outweighs the benefit the client will derive by voting on the company's proposal. If the Committee so determines in the case of a particular country, the Committee (upon advice from MLIM portfolio managers) may override such determination with respect to a particular company's shareholder meeting if it believe the benefits of seeking to exercise a vote at such meeting outweighs the costs, in which case MLIM will seek to vote on a best-efforts basis.

MLIM Affiliates. Where a material issue is involved and the issuer is an affiliate of MLIM, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of MLIM's clients.

----------

/9/ SEE, E.G., BMA Master Securities Loan Agreement, 1993 version, paragraph 6.

IV.  VOTING POLICIES

The Committee will analyze each proxy individually. The Committee has adopted the following voting guidelines, which represent the Committee's usual voting position on certain recurring proxy issues that do not involve unusual circumstances. With respect to any proxy issue, however, the Committee may vote differently than a voting guideline if the Committee determines that doing so is in the best interest of its clients. The guidelines may be reviewed at any time upon the request of any Committee member and may be amended or deleted upon the vote of a majority of voting Committee members present at a Committee meeting for which there is a quorum.

     A.   BOARDS OF DIRECTORS

     These proposals concern those issues submitted to shareholders related to the composition of the Board of Directors. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee therefore believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies, to the extent the Committee deems relevant.

The Committee's general policy is to vote:

          VOTE and DESCRIPTION
     A.1 FOR nominees for director of United States companies in uncontested elections, except for nominees who have missed at least two meetings and, as a result, attended less than 75% of meetings of the Board of Directors and its committees the previous year, unless the nominee missed the meeting due to illness or company business voted to implement or renew a "dead-hand" poison pill ignore a shareholder proposal that was approved by either a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years fail to act on takeover offers where the majority of the shareholders have tendered their shares are corporate insiders who serve of the Audit, Compensation or Nominating Committees or on a full Board that does not have such committees composed exclusively of independent directors on a case-by-case basis, have served as directors of other companies with allegedly poor corporate governance.
     A.2 FOR nominees for directors of non-U.S. companies in uncontested elections, except for nominees from whom the Committee determines to withhold votes due to the nominees' poor records of representing shareholder interests, on a case-by-case basis
     A.3  FOR proposals to declassify Boards of Directors
     A.4  AGAINST proposals to classify Boards of Directors
     A.5  AGAINST proposals supporting cumulative voting
     A.6  FOR proposals eliminating cumulative voting
     A.7  FOR proposals supporting confidential voting
     A.8  FOR proposals seeking election of supervisory board members
     A.9 AGAINST proposals seeking additional representation of women and/or minorities generally (i.e., not specific individuals) to a Board of Directors

     A.10 AGAINST proposals for term limits for directors A.11 AGAINST proposals to establish a mandatory retirement age for directors
     A.12 AGAINST proposals requiring directors to own a minimum amount of company stock
     A.13 FOR proposals requiring a majority of independent directors on a Board of Directors
     A.14 FOR proposals to allow a Board of Directors to delegate powers to a committee or committees.
     A.15 FOR proposals to require Audit, Compensation and/or Nominating Committees of a Board of Directors to consist exclusively of independent directors
     A.16 AGAINST proposals seeking to prohibit a single person from occupying the roles of chairman and chief executive officer
     A.17 FOR proposals to elect account inspectors
     A.18 FOR proposals to fix the membership of a Board of Directors at a specified size
     A.19 FOR proposals permitting shareholder ability to nominate directors directly
     A.20 AGAINST proposals to eliminate shareholder ability to nominate directors directly
     A.21 FOR proposals permitting shareholder ability to remove directors directly
     A.22 AGAINST proposals to eliminate shareholder ability to remove directors directly

     B.   Auditors

     These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

     The Committee's general policy is to vote:

     B.1  FOR approval of independent auditors, except for
          . auditors that have a financial interest in, or material association with, the company they are auditing, and are therefore believed not to be independent
          . auditors who have rendered an opinion to any company which is either not consistent with best accounting practices or not indicative of the company's financial situation
          . on a case-by-case basis, auditors who provide a significant amount of non-audit services to the company
     B.2  FOR proposal seeking authorization to fix the remuneration of auditors
     B.3  FOR approving internal statutory auditors

     C.   Compensation and Benefits

     These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Committee opposes egregiously excessive compensation, but believes that compensation matters are normally best determined by a corporation's board of directors, rather than shareholders. Proposals to "micro-manage" a company's compensation practices or to set arbitrary restrictions on compensation or benefits will therefore generally not be supported.

     The Committee's general policy is to vote:

     C.1 IN ACCORDANCE WITH THE RECOMMENDATION OF ISS on compensation plans if the ISS recommendation is based solely on whether or not the company's plan satisfies the allowable cap as calculated by ISS. If the recommendation of ISS is based on factors other than whether the plan satisfies the allowable cap the Committee will analyze the particular proposed plan. This policy applies to amendments of plans as well as to initial approvals.
     C.2  FOR proposals to eliminate retirement benefits for outside directors
     C.3 AGAINST proposals to establish retirement benefits for outside directors
     C.4 FOR proposals approving the remuneration of directors or of supervisory board members
     C.5  AGAINST proposals to reprice stock options
     C.6 FOR proposals to approve employee stock purchase plans that apply to all employees. This policy applies to proposals to amend SPPs if the plan as amended applies to all employees.
     C.7 FOR proposals to pay retirement bonuses to directors of Japanese companies unless the directors have served less than three years
     C.8  AGAINST proposals seeking to pay outside directors only in stock
     C.9 AGAINST proposals seeking further disclosure of executive pay for United States companies

     D.   Capital Structure

     These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

     The Committee's general policy is to vote:

     D.1 AGAINST proposals seeking authorization to issue shares without preemptive rights
     D.2 FOR proposals seeking preemptive rights or seeking authorization to issue shares with preemptive rights
     D.3  FOR proposals approving share repurchase programs
     D.4  FOR proposals to split a company's stock
     D.5 FOR proposals to denominate or authorize denomination of securities or other obligations or assets in Euros

     E.   Corporate Charter and By-Laws

     These proposals relate to various requests for approval of amendments to a corporation's charter or by-laws, principally for the purpose of adopting or redeeming "poison pills". As a general matter, the Committee opposes poison pill provisions.

     The Committee's general policy is to vote:

     E.1  AGAINST proposals seeking to adopt a poison pill
     E.2  FOR proposals seeking to redeem a poison pill
     E.3 FOR proposals seeking to have poison pills submitted to shareholders for ratification

     E.4  FOR proposals to change the company's name

     F.   Corporate Meetings

     These are routine proposals relating to various requests regarding the formalities of corporate meetings.

     The Committee's general policy is to vote:

     F.1 AGAINST proposals that seek authority to act on "any other business that may arise"
     F.2 FOR proposals designating two shareholders to keep minutes of the meeting
     F.3 FOR proposals concerning accepting or approving financial statements and statutory reports
     F.4 FOR proposals approving the discharge of management and the supervisory board
     F.5  FOR proposals approving the allocation of income and the dividend
     F.6 FOR proposals seeking authorization to file required documents/other formalities
     F.7 FOR proposals to authorize the corporate board to ratify and execute approved resolutions
     F.8  FOR proposals appointing inspectors of elections
     F.9  FOR proposals electing a chair of the meeting
     F.10 FOR proposals to permit "virtual" shareholder meetings over the Internet
     F.11 AGAINST proposals to require rotating sites for shareholder meetings

     G.   Environmental and Social Issues

     These are shareholder proposals to limit corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

     The Committee's general policy is to vote:

     G.1 AGAINST proposals seeking to have companies adopt international codes of conduct
     G.2  AGAINST proposals seeking to have companies report on:
          .    environmental liabilities;
          .    bank lending policies;
          .    corporate political contributions or activities;
          .    alcohol advertising and efforts to discourage drinking by minors;
          .    costs and risk of doing business in any individual country;
          .    involvement in nuclear defense systems
     G.3 AGAINST proposals requesting reports on Maquiladora operations or on CERES principles
     G.4  AGAINST proposals seeking implementation of the CERES principles

                                Notice to Clients

MLIM will make a record of any proxy vote it has made on behalf of a client available to such client upon request. MLIM will otherwise use its best efforts to treat proxy votes as confidential, except as may be necessary to effect such votes or as may be required by law.

MLIM encourage clients with an interest in particular proxy voting issues to make their views known to MLIM, provided that, in the absence specific written direction from a client on how to vote that client's proxies, MLIM reserves the right to vote any proxy in a manner it deems in the best interests of its clients, as it determines in its sole discretion.

These policies are as of the date indicated on the cover hereof. The Committee may subsequently amend these policies at any time, without notice. MLIM will, however, provide a revised copy of these policies promptly following any amendment to any current client who expresses an interest in receiving updates.

                     PROXY VOTING POLICIES AND PROCEDURES OF
                       PIONEER INVESTMENT MANAGEMENT, INC.

OVERVIEW
________

Pioneer Investment Management, Inc. ("Pioneer") is a fiduciary that owes each of its client's duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Pioneer must place its client's interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of its clients. Pioneer will vote all proxies presented in a timely manner.

The Proxy Voting Policies and Procedures are designed to complement Pioneer's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. Pioneer's Proxy Voting Policies summarize Pioneer's position on a number of issues solicited by companies held by Pioneer's clients. The policies are guidelines that provide a general indication on how Pioneer would vote but do not include all potential voting scenarios.

Pioneer's Proxy Voting Procedures detail monitoring of voting, exception votes, and review of conflicts of interest and ensure that case-by-case votes are handled within the context of the overall guidelines (i.e. best interest of client). The overriding goal is that all proxies for US and non-US companies that are received promptly will be voted in accordance with Pioneer's policies or specific client instructions. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us or the Proxy Voting Oversight Group determines that the circumstances justify a different approach.

Pioneer does not delegate the authority to vote proxies relating to its clients to any of its affiliates, which include other subsidiaries of UniCredito.

Any questions about these policies and procedures should be directed to the Proxy Coordinator.

                             PROXY VOTING PROCEDURES

PROXY VOTING SERVICE
____________________

Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting policies established by Pioneer. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.

PROXY COORDINATOR
_________________

Pioneer's Director of Investment Operations (the "Proxy Coordinator") coordinates the voting, procedures and reporting of proxies on behalf of Pioneer's clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Director of Portfolio Management US or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Compliance Department whether Pioneer's voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

REFERRAL ITEMS
______________

From time to time, the proxy voting service will refer proxy questions to the Proxy Coordinator that are described by Pioneer's policy as to be voted on a case-by-case basis, that are not covered by Pioneer's guidelines or where Pioneer's guidelines may be unclear with respect to the matter to be voted on. Under such certain circumstances, the Proxy Coordinator will seek a written voting recommendation from the Director of Portfolio Management US. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided. In addition, the Proxy Coordinator will ask the Compliance Department to review the question for any actual or apparent conflicts of interest as described below under "Conflicts of Interest." The Compliance Department will provide a "Conflicts of Interest Report," applying the criteria set forth below under "Conflicts of Interest," to the Proxy Coordinator summarizing the results of its review. In the absence of a conflict of interest, the Proxy Coordinator will vote in accordance with the recommendation of the Director of Portfolio Management US.

If the matter presents a conflict of interest for Pioneer, then the Proxy Coordinator will refer the matter to the Proxy Voting Oversight Group for a decision. In general, when a conflict of interest is present, Pioneer will vote according to the recommendation of the Director of Portfolio Management US where such recommendation would go against Pioneer's interest or where the conflict is deemed to be immaterial. Pioneer will vote according to the recommendation of its proxy voting service when the conflict is deemed to be material and the Pioneer's internal vote recommendation would favor Pioneer's interest, unless a client specifically requests Pioneer to do otherwise. When making the final determination as to how to vote a proxy, the Proxy Voting Oversight Group will review the report from the Director of Portfolio Management US and the Conflicts of Interest Report issued by the Compliance Department.

CONFLICTS OF INTEREST
_____________________

A conflict of interest occurs when Pioneer's interests interfere, or appear to interfere with the interests of Pioneer's clients. Occasionally, Pioneer may have a conflict that can affect how its votes proxies. The conflict may be actual or perceived and may exist when the matter to be voted on concerns:

     . An affiliate of Pioneer, such as another company belonging to the UniCredito Italiano S.p.A. banking group (a "UniCredito Affiliate");

     . An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by PGAM to present a conflict of interest for Pioneer);

     . An issuer of a security for which UniCredito has informed Pioneer that a UniCredito Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

     . A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship that was not entered into in the ordinary course of Pioneer's business.

Any associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Compliance Department. The Compliance Department will review each item referred to Pioneer to determine whether an actual or potential conflict of interest with Pioneer exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Compliance Department's internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report to the Proxy Coordinator.

SECURITIES LENDING
__________________

In conjunction with industry standards Proxies are not available to be voted when the shares are out on loan through either Pioneer's lending program or a client's managed security lending program. However, Pioneer will reserve the right to recall lent securities so that they may be voted according to the Pioneer's instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares.

SHARE-BLOCKING
______________

"Share-blocking" is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

Pioneer will vote in those countries with "share-blocking." In the event a manager would like to sell a security with "share-blocking", the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with "share-blocking" is available from the Investment Operations Department upon request.

RECORD KEEPING
______________

The Proxy Coordinator shall ensure that Pioneer's proxy voting service:

     . Retains a copy of the proxy statement received (unless the proxy statement is available from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

     .    Retains a record of the vote cast;

     . Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

     . Is able to promptly provide Pioneer with a copy of the voting record upon its request.

The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

     .    A record memorializing the basis for each referral vote cast;

     . A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy; and

     . A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.

Pioneer shall maintain the above records in the client's file for a period not less than ten (10) years.

DISCLOSURE
__________

Pioneer shall take reasonable measures to inform its clients of the process or procedures clients must follow to obtain information regarding how Pioneer voted with respect to assets held in their accounts. In addition, Pioneer shall describe to clients its proxy voting policies and procedures and will furnish a copy of its proxy voting policies and procedures upon request. This information may be provided to clients through Pioneer's Form ADV (Part II) disclosure, by separate notice to the client, or through Pioneer's website.

PROXY VOTING OVERSIGHT GROUP
____________________________

The members of the Proxy Voting Oversight Group are Pioneer's: Director of Portfolio Management US, Head of Investment Operations, and Director of Compliance. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary. The Head of Investment Operations will chair the Proxy Voting Oversight Group.

The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer's Proxy Voting Policies and Procedures. The group meets at least annually to evaluate and review these policies and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

AMENDMENTS
__________

Pioneer may not amend its Proxy Voting Policies And Procedures without the prior approval of the Proxy Voting Oversight Group and its corporate parent, Pioneer Global Asset Management S.p.A

PROXY VOTING POLICIES
_____________________

Pioneer's sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Pioneer believes that supporting the company's strategy and voting "for" management's proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.

All proxies that are received promptly will be voted in accordance with the specific policies listed below. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us. Proxy voting issues will be reviewed by Pioneer's Proxy Voting Oversight Group, which consists of the Director of Portfolio Management US, the Director of Investment Operations (the Proxy Coordinator), and the Director of Compliance.

Pioneer has established Proxy Voting Procedures for identifying and reviewing conflicts of interest that may arise in the voting of proxies.

Clients may request, at any time, a report on proxy votes for securities held in their portfolios and Pioneer is happy to discuss our proxy votes with company management. Pioneer retains a proxy voting service to provide research on proxy issues and to process proxy votes.

ADMINISTRATIVE
______________

While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

We will generally support these and similar management proposals:

     .    Corporate name change.

     .    A change of corporate headquarters.

     .    Stock exchange listing.

     .    Establishment of time and place of annual meeting.

     .    Adjournment or postponement of annual meeting.

     .    Acceptance/approval of financial statements.

     . Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

     .    Approval of minutes and other formalities.

     . Authorization of the transferring of reserves and allocation of income.

     .    Amendments to authorized signatories.

     .    Approval of accounting method changes or change in fiscal year-end.

     .    Acceptance of labor agreements.

     .    Appointment of internal auditors.

Pioneer will vote on a case-by-case basis on other routine business; however, Pioneer will oppose any routine business proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items inconsistent, in its view, with supporting the value of Pioneer portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.

AUDITORS
________

We normally vote for proposals to:

     . Ratify the auditors. We will consider a vote against if we are concerned about the auditors' independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes from audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

     .    Restore shareholder rights to ratify the auditors.

We will normally oppose proposals that require companies to:

     .    Seek bids from other auditors.

     . Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

     .    Indemnify auditors.

Prohibit auditors from engaging in non-audit services for the company.

BOARD OF DIRECTORS

On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.

GENERAL BOARD ISSUES

     Pioneer will vote for:

     . Audit, compensation and nominating committees composed of independent directors exclusively.

     . Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

     . Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

     .    Election of an honorary director.

     We will vote against:

     .    Minimum stock ownership by directors.

     . Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

     . Requirements for union or special interest representation on the board.

     .    Requirements to provide two candidates for each board seat.

     We will vote on a case-by case basis on these issues:

     . Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.

ELECTIONS OF DIRECTORS

In uncontested elections of directors we will vote against:

     . Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

     . Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

     We will also vote against:

     . Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

     . Directors who appear to lack independence or are associated with very poor corporate performance.

     We will vote on a case-by case basis on these issues:

     . Re-election of directors who have implemented or renewed a dead-hand or modified dead-hand poison pill (a "dead-hand poison pill" is a shareholder rights plan that may be altered only by incumbent or "dead " directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

     .    Contested election of directors.

     . Prior to phase-in required by SEC, we would consider supporting election of a majority of independent directors in cases of poor performance.

     .    Mandatory retirement policies.

     . Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

TAKEOVER-RELATED MEASURES

Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.

     Pioneer will vote for:

     .    Cumulative voting.

     .    Increase ability for shareholders to call special meetings.

     .    Increase ability for shareholders to act by written consent.

     .    Restrictions on the ability to make greenmail payments.

     .    Submitting rights plans to shareholder vote.

     .    Rescinding shareholder rights plans ("poison pills").

     .    Opting out of the following state takeover statutes:

          . Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

          . Control share cash-out provisions, which require large holders to acquire shares from other holders.

          . Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.

          . Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

          . Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

          .    Fair price provisions.

          .    Authorization of shareholder rights plans.

          .    Labor protection provisions.

          .    Mandatory classified boards.

     We will vote on a case-by-case basis on the following issues:

     . Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

     . Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.

     .    Proposals that allow shareholders to nominate directors.

     We will vote against:

     .    Classified boards, except in the case of closed-end mutual funds.

     . Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on a case-by-case basis proposals that authorize the board to make interim appointments.

     .    Classes of shares with unequal voting rights.

     .    Supermajority vote requirements.

     . Severance packages ("golden" and "tin" parachutes). We will support proposals to put these packages to shareholder vote.

     . Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

     .    Extension of advance notice requirements for shareholder proposals.

     . Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

     . Shareholder rights plans ("poison pills"). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

CAPITAL STRUCTURE

Managements need considerable flexibility in determining the company's financial structure, and Pioneer normally supports managements' proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

     Pioneer will vote for:

     .    Changes in par value.

     .    Reverse splits, if accompanied by a reduction in number of shares.

     . Share repurchase programs, if all shareholders may participate on equal terms.

     .    Bond issuance.

     .    Increases in "ordinary" preferred stock.

     . Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

     .    Cancellation of company treasury shares.

     We will vote on a case-by-case basis on the following issues:

     . Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

     . Increase in authorized common stock. We will make a determination considering, among other factors:

          .    Number of shares currently available for issuance;

          . Size of requested increase (we would normally approve increases of up to 100% of current authorization);

          .    Proposed use of the additional shares; and

          . Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

     . Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

     .    Proposals to submit private placements to shareholder vote.

     .    Other financing plans.

We will vote against preemptive rights that we believe limit a company's financing flexibility.

COMPENSATION

Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company's compensation programs, we will place limits on the potential dilution these plans may impose.

     Pioneer will vote for:

     .    401(k) benefit plans.

     . Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

     . Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:

          .    Amendments to performance plans to conform with OBRA;

          .    Caps on annual grants or amendments of administrative features;

          .    Adding performance goals; and

          .    Cash or cash-and-stock bonus plans.

     . Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

     .    Require that option repricings be submitted to shareholders.

     .    Require the expensing of stock-option awards.

     . Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

     . Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

     We will vote on a case-by-case basis on the following issues:

     . Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

          . The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

                    DILUTION = (A + B + C) / (A + B + C + D), WHERE A = SHARES RESERVED FOR PLAN/AMENDMENT,
                    B = SHARES AVAILABLE UNDER CONTINUING PLANS,
                    C = SHARES GRANTED BUT UNEXERCISED AND
                    D = SHARES OUTSTANDING.

          .    The plan must not:

               . Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval.

               . Be a self-replenishing "evergreen" plan, plans that grant discount options and tax offset payments.

          . We are generally in favor of proposals that increase participation beyond executives.

     .    All other employee stock purchase plans.

     . All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

     . All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

     We will vote against:

     . Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

     .    Elimination of stock option plans.

     We will vote on a case-by case basis on these issues:

     .    Limits on executive and director pay.

     .    Stock in lieu of cash compensation for directors.

Corporate Governance

     Pioneer will vote for:

     .    Confidential Voting.

     . Equal access provisions, which allow shareholders to contribute their opinion to proxy materials.

     . Proposals requiring directors to disclose their ownership of shares in the company.

     We will vote on a case-by-case basis on the following issues:

     . Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

     . Bundled proposals. We will evaluate the overall impact of the proposal.

     .    Adopting or amending the charter, bylaws or articles of association.

     . Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

     We will vote against:

     . Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management's discretion.

     .    Limitations on stock ownership or voting rights.

     .    Reduction in share ownership disclosure guidelines.

MERGERS AND RESTRUCTURINGS
__________________________

     Pioneer will vote on the following and similar issues on a case-by-case basis:

     .    Mergers and acquisitions.

     . Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

     .    Debt restructurings.

     .    Conversion of securities.

     .    Issuance of shares to facilitate a merger.

     .    Private placements, warrants, convertible debentures.

     . Proposals requiring management to inform shareholders of merger opportunities.

     We will normally vote against shareholder proposals requiring that the company be put up for sale.

MUTUAL FUNDS
____________

Many of our portfolios may invest in shares of closed-end mutual funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues.

     Pioneer will vote for:

     .    Establishment of new classes or series of shares.

     .    Establishment of a master-feeder structure.

     Pioneer will vote on a case-by-case on:

     . Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

     .    Approval of new or amended advisory contracts.

     .    Changes from closed-end to open-end format.

     .    Authorization for, or increase in, preferred shares.

     .    Disposition of assets, termination, liquidation, or mergers.

     . Classified boards of closed-end mutual funds, but will typically support such proposals.

SOCIAL ISSUES
_____________

Pioneer will abstain on stockholder proposals calling for greater disclosure of corporate activities with regard to social issues. "Social Issues" may generally be described as shareholder proposals for a company to:

     . Conduct studies regarding certain issues of public concern and interest;

     . Study the feasibility of the company taking certain actions with regard to such issues; or

     . Take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest.

We believe these issues are important and should receive management attention.

Pioneer will vote against proposals calling for substantial changes in the company's business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.

                                   APPENDIX B
                                   __________

--------------------------------------------------------------------------------

                          JANUS CAPITAL MANAGEMENT LLC

                             PROXY VOTING PROCEDURES
                                  DECEMBER 2004

The following represents the procedures for Janus Capital Management LLC ("Janus") with respect to the voting of proxies on behalf of all clients, including mutual funds advised by Janus, for which Janus has voting responsibility and the keeping of records relating to proxy voting.

GENERAL POLICY. Janus votes proxies in the best interest of if its clients. Janus will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service). Janus will only accept direction from a client to vote proxies for that client's account pursuant to 1) Janus' Proxy Voting Guidelines 2) the recommendations of Institutional Shareholder Services or 3) the recommendations of Institutional Shareholder Services under their Proxy Voter Services program.

ERISA PLAN POLICY. On behalf of client accounts subject to ERISA, Janus seeks to discharge its fiduciary duty by voting proxies solely in the best interest of the participants and beneficiaries of such plans. Janus recognizes that the exercise of voting rights on securities held by ERISA plans for which Janus has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence. In voting proxies for ERISA accounts, Janus will exercise its fiduciary responsibility to vote all proxies for shares for which it has investment discretion as investment manager unless the power to vote such shares has been retained by the appointing fiduciary as set forth in the documents in which the named fiduciary has appointed Janus as investment manager.

PROXY VOTING COMMITTEE. The Janus Proxy Voting Committee (the "Committee") develops Janus' positions on all major corporate issues, creates guidelines and oversees the voting process. The Committee is comprised of the Director of Research, the Vice President of Investment Operations, the Vice President of Investment Accounting and the Chief Compliance Officer. Internal legal counsel serves as a consultant to the Committee and is a non-voting member. A quorum is required for all Committee meetings. In creating proxy voting recommendations, the Committee analyzes proxy proposals from the prior year and evaluates whether those proposals would adversely affect shareholders' interests. Once the Committee establishes its recommendations, they are distributed to Janus' portfolio managers1 for review and comment. Following portfolio manager input on the recommendations, they are implemented as the Janus Proxy Voting Guidelines (the "Guidelines"). While the Committee sets the Guidelines and serves as a resource for Janus portfolio management, it does not have proxy voting authority for any proprietary or non-proprietary mutual fund or any investment advisory client. The portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Guidelines. However, a portfolio manager may choose to vote contrary to the Guidelines. When portfolio managers cast votes which are contrary to the Guidelines, they are required to document their reasons in writing for the Committee. In many cases, a security may be held by multiple portfolio managers. Portfolio managers are not required to cast consistent votes. Annually the Janus Funds Board of Trustees, or a committee thereof, will review Janus' proxy voting process, policies and voting records.

INVESTMENT ACCOUNTING OPERATIONS GROUP. The Investment Accounting Operations Group is responsible for administering the proxy voting process as set forth in these procedures. The Proxy Administrator in the Investment Accounting Operations Group works with the proxy voting service and is responsible for ensuring that all meeting notices are reviewed against the Guidelines and proxy matters are communicated to the portfolio managers and analysts for consideration pursuant to the Guidelines.

VOTING AND USE OF PROXY VOTING SERVICE. Janus has engaged an independent Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service is responsible for coordinating with the clients' custodians to ensure that all proxy materials received by the custodians relating to the clients' portfolio securities are

----------
/1/ All references to portfolio managers include assistant portfolio managers.

processed in a timely fashion. In addition, the Proxy Voting Service is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to Janus upon request.

To the extent applicable, the Proxy Voting Service will process all proxy votes in accordance with the Guidelines. Portfolio managers may decide to vote their proxies consistent with the Guidelines and instruct the Proxy Administrator to vote all proxies accordingly. In such cases, he or she may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose to only sign-off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the Guidelines. In all cases, the portfolio managers may elect to receive a weekly report summarizing all proxy votes in his or her client accounts. Portfolio managers who vote their proxies inconsistent with the Guidelines are required to document the rationale for their vote. The Proxy Administrator is responsible for maintaining this documentation. If the Proxy Administrator does not receive a voting instruction from a Portfolio Manager, and the Guidelines require Portfolio Manager input on the issue, the vote will be cast by the Chief Investment Officer or the Director of Research.

The Proxy Voting Service will refer proxy questions to the Proxy Administrator for instructions under circumstances where: (1) the application of the Guidelines is unclear; (2) a particular proxy question is not covered by the Guidelines; or (3) the Guidelines call for Janus portfolio manager input. The Proxy Administrator solicits feedback from the Portfolio Manager or the Committee as required. Janus also utilizes research services relating to proxy questions provided by the Proxy Voting Service.

PROCEDURES FOR PROXY ISSUES OUTSIDE THE GUIDELINES. In situations where the Proxy Voting Service refers a proxy question to the Proxy Administrator, the Proxy Administrator will consult with the portfolio manager regarding how the shares will be voted. The Proxy Administrator will refer such questions, through a written request, to the portfolio manager(s) who holds the security for a voting recommendation. The Proxy Administrator may also refer such questions, through a written request to any member of the Committee, but the Committee cannot direct the Proxy Administrator how to vote. If the proxy issue raises a conflict of interest (see Conflict of Interest discussion below), the portfolio manager will document how the proxy should be voted and the rationale for such recommendation. If the portfolio manager has had any contact with persons outside of Janus (excluding routine communications with proxy solicitors) regarding the proxy issue, the portfolio manager will disclose that contact to the Committee. The Committee will review the portfolio manager's voting recommendation. If the Committee believes a conflict exists and that the portfolio manager's voting recommendation is not in the best interests of the shareholders, the Committee will refer the issue to the Janus Chief Investment Officer (or the Director of Research in his/her absence) to determine how to vote.

CONFLICTS OF INTEREST. The Committee is responsible for monitoring and resolving possible material conflicts with respect to proxy voting. Because the Guidelines are pre-determined and designed to be in the best interests of shareholders, application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflicts of interest. In instances where a portfolio manager proposes to vote a proxy inconsistent with the Guidelines, the Committee will review the proxy votes to determine whether the portfolio manager's voting rationale appears reasonable and no material conflict exists.

A conflict of interest may exist, for example, if Janus has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. In addition, any portfolio manager with knowledge of a personal conflict of interest (i.e., a family member in a company's management) relating to a particular referral item shall disclose that conflict to the Committee and may be required to recuse himself or herself from the proxy voting process. Issues raising possible conflicts of interest are referred by the Proxy Administrator to the Committee for resolution. If the Committee does not agree that the portfolio manager's rationale is reasonable, the Committee will refer the matter to the Chief Investment Officer (or the Director of Research) to vote the proxy.

REPORTING AND RECORD RETENTION. Upon request, on an annual basis, Janus will provide its non-mutual fund clients with the proxy voting record for that client's account. Starting in August 2004, on an annual basis, Janus will provide its proxy voting record for each proprietary mutual fund for the one-year period ending on June 30th on Janus' website.

Janus retains proxy statements received regarding client securities, records of votes cast on behalf of clients, records of client requests for proxy voting information and all documents prepared by Janus regarding votes cast in contradiction to the Janus guidelines. In addition, any document prepared by Janus that is material to a proxy voting decision such as the Janus Proxy Voting Guidelines, Proxy Voting Committee materials and other internal research relating to voting decisions will be kept. Proxy statements received from issuers are either available on the SEC's EDGAR database or are kept by a third party voting service and are available on request. All proxy voting materials and supporting documentation are retained for a minimum of 6 years.

                          JANUS CAPITAL MANAGEMENT LLC
                             PROXY VOTING GUIDELINES

The Janus Proxy Voting Guidelines (the "Guidelines") below summarize Janus Capital Management LLC's ("Janus") positions on various issues of concern to investors and give a general indication of how portfolio securities will be voted on proposals dealing with particular issues. The Guidelines, together with the Janus Proxy Voting Procedures (the "Procedures"), will be used for voting proxies on behalf of all Janus clients (including mutual funds) for which Janus has voting authority. Janus will only accept direction from a client to vote proxies for that client's account pursuant to: 1) the Guidelines; 2) the recommendations of Institutional Shareholder Services ("ISS"); or 3) the recommendations of ISS under their Proxy Voter Services program.

Janus has retained the services of ISS (the "Proxy Voting Service"), an industry expert in proxy issues and corporate governance matters. The Proxy Voting Service provides Janus with in-depth analysis and recommendations on complex proxy issues. While Janus attempts to apply the following Guidelines to proxy proposals, Janus reserves the right to use the Proxy Voting Service's expertise and recommendations on more complex issues, including: executive compensation, foreign issuer proxies, and proposals that may not otherwise be addressed by the Guidelines. The Proxy Voting Service is instructed to vote all proxies relating to portfolio securities in accordance with these Guidelines, except as otherwise instructed by Janus.

The Guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when Janus may not vote in strict adherence to the Guidelines. In addition, Janus portfolio managers and assistant portfolio managers are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders and notifying the Proxy Administrator in the Investment Accounting Group of circumstances where the interests of Janus' clients may warrant a vote contrary to the Guidelines. In such instances, the portfolio manager or assistant portfolio manager will submit a written rationale to the Proxy Voting Committee. The Proxy Voting Committee reviews the rationale to determine: i) whether the rationale appears reasonable; and ii) whether any business relationship with the issuer of the proxy could have created a conflict of interest influencing the vote (see Procedures for additional Conflicts of Interest details).

In many foreign markets, shareholders who vote proxies for shares of a foreign issuer are not able to trade in that company's stock within a given period of time on or around the shareholder meeting date. This practice is known as "share blocking." In countries where share blocking is practiced, Janus will only vote proxies if the portfolio manager or assistant portfolio manager determines that the shareholder benefit of voting the proxies outweighs the risk of not being able to sell the securities. In addition, international issuers may be subject to corporate governance standards and a proxy solicitation process that substantially differs from domestic standards and practices. Janus will generally vote international issuer proxies using the Guidelines unless; the application of the Guidelines is inconsistent with corporate governance standards and practices in the foreign market.

The Janus funds participate in a securities lending program under which shares of an issuer could be on loan while that issuer is conducting a proxy solicitation. As part of the securities lending program, if the securities stay on loan during the proxy solicitation, the fund lending the security cannot vote that proxy. In this situation, the fund will attempt to call back the loan and vote the proxy if time permits.

In circumstances where the Janus funds held a security as of record date, but Janus sells its holdings prior to the shareholder meeting, Janus will abstain from voting that proxy.

The following guidelines are grouped according to the types of proposals generally presented to shareholders.

BOARD OF DIRECTORS ISSUES
_________________________

The quality of management is a key consideration in the decision to invest in a company. Because management is in the best possible position to evaluate the qualifications and needs of a particular board, Janus considers the recommendation of management to be an important factor in making these decisions.

     1. For domestic market and applicable foreign market issuers, Janus will generally vote in favor of slates of director candidates that have a majority independent directors and oppose slates of director candidates that do not have a majority independent director.
     2. After taking into consideration country-specific practices, Janus will generally vote in favor of uncontested director candidates, unless they:
               a. attend less than 75% of the board and committee meetings without a valid excuse;
               b. ignore shareholder proposals that are approved by a majority of the shares outstanding;
               c. are non-independent directors and sit on the audit, compensation or nominating committees;
               d. are non-independent directors and the board does not have an audit, compensation, or nominating committees; or
               e. are audit committee members and the non-audit fees paid to the auditor are `excessive' (as determined by the Proxy Voting Service).
     3. Janus will evaluate proposals relating to contested director candidates and/or contested slates of directors on case-by-case basis.*
     4. Janus will generally vote in favor of proposals to increase the minimum number of independent directors.
     5. Janus believes that attracting qualified director candidates is important to overall company success and effective corporate governance. As such, Janus will generally vote in favor of proposals regarding director indemnification arrangements.
     6. Janus will generally vote in favor of proposals to increase the size of a board of directors so long as the board has a majority independent directors.
     7. If the purpose of the proposal is to promote anti-takeover measures, Janus will generally vote against proposals relating to decreasing the size of a board of directors.
     8. Janus will generally vote against proposals advocating classified or staggered boards of directors.
     9. Janus will generally vote with management regarding proposals to declassify a board.
     10. Janus will generally vote in favor of proposals to separate the role of the Chairman from the role of the CEO.

     Auditors
     ________

     11. Janus will vote in favor of proposals asking for approval of auditors, unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive (more than 50% of total fees); or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company's financial position.
     12. Janus will evaluate proposals relating to contested auditors on a case-by-case basis.*
     13. Janus will generally vote in favor of proposals to appoint internal statutory auditors.

Equity Based Compensation Plans

Equity based compensation plans are important tools in attracting and retaining desirable employees. Janus believes these plans should be carefully applied with the intention of maximizing shareholder value. With this in mind, Janus will evaluate proposals relating to executive and director compensation plans on a case-by-case basis.

Janus will assess the potential cost of an equity based compensation plan using the research provided by the Proxy Voting Service. The research is designed to estimate the total cost of a proposed plan, both in terms of voting dilution cost and transfer of shareholder value. Janus will evaluate whether the estimated cost is reasonable by comparing the cost to an allowable cap. The allowable cap is industry-specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groups. If the proposed cost is above the allowable cap, Janus will vote against the plan. For foreign issuers, Janus will oppose plans where dilution: i) is in excess of 5 percent for mature companies; and ii) in excess of 10% for growth companies (as determined by research received from the Proxy Voting Service).

     In addition, Janus will generally oppose plans that:
               a.   provide for repricing of underwater options;
               b. provide for automatic replenishment ("evergreen") or reload options; and/or
               c. create an inconsistent relationship between long term share performance and compensation increases.

     Other Compensation Related Proposals
     ____________________________________

     14. Janus will generally vote in favor of proposals relating to ESPPs - so long as shares purchased through plans are priced no less than 15% below market value.
     15. Janus will generally vote in favor of proposals requiring the expensing of options.
     16. Janus will generally oppose proposals requesting approval to make material amendments to equity based compensation plans without shareholder approval.
     17. Janus will generally oppose proposals regarding the repricing of underwater options.
     18. Janus will generally oppose proposals requesting approval of loans to officers, executives and board members of an issuer.
     19. Janus will generally oppose proposals requesting approval of automatic share replenishment ("evergreen") features of equity based compensation plans.
     20. Janus will generally oppose the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period).
     21. Janus will vote in favor of proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval PRIOR to entering into employment contracts.
     22. Janus will vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following:
               a. The parachute should be less attractive than an ongoing employment opportunity with the firm;
               b. The triggering mechanism should be beyond the control of management; and
               c. The amount should not exceed three times base salary plus guaranteed benefits.
     23. Janus will generally vote in favor of proposals intended to increase long-term stock ownership by executives, officers and directors. These may include:
          a. requiring executive officers and directors to hold a minimum amount of stock in the company;
          b. requiring stock acquired through exercised options to be held for a certain period of time; and
          c.   using restricted stock grants instead of options.

     Other Corporate Matters
     _______________________

     24. Janus will generally vote in favor of proposals relating to the issuance of dividends and stock splits.
     25. Janus will generally vote against proposals regarding supermajority voting rights (for example to approve acquisitions or mergers).
     26. Janus will generally oppose proposals for different classes of stock with different voting rights.

     27. Janus will evaluate proposals relating to issuances with and without preemptive rights on a case-by-case basis. For foreign issuer proxies, Janus will solicit research from the Proxy Voting Service.*
     28. Janus will generally vote against proposals seeking to implement measures designed to prevent or obstruct corporate takeovers (includes "poison pills").

     29. Janus will evaluate proposals seeking to increase the number of shares of common stock authorized for issue on a case-by-case basis. For domestic issuers, Janus will use quantitative criteria provided by the Proxy Voting Service to measure the reasonableness of the proposed share increase as compared against a measure of industry peers. For foreign issuer proxies, Janus will solicit research from the Proxy Voting Service.

     30. Janus will evaluate proposals regarding the issuance of debt, including convertible debt, on a case-by-case basis.*
     31. Janus will generally vote in favor of proposals regarding the authorization of the issuer's Board of Directors to repurchase shares.
     32.  Janus will evaluate plans of reorganization on a case-by-case basis.*
     33. Janus will generally vote in favor of proposals regarding changes in the state of incorporation of an issuer.
     34. Janus will generally vote in favor of proposals regarding changes in company name.
     35. Janus will evaluate proposals relating to the continuance of a company on a case-by-case basis.*
     36. Janus will evaluate proposals regarding acquisitions, mergers, tender offers or changes in control on a case-by-case basis.*
     37. Janus will generally oppose proposals to authorize preferred stock whose voting, conversion, dividend and other rights are determined at the discretion of the Board of Directors when the stock is issued ("blank check stock").
     38. Janus will generally vote in favor of proposals to lower the barriers to shareholder action (i.e., limited rights to call special meetings, limited rights to act by written consents).
     39. Janus will generally vote in favor of proposals to adopt cumulative voting.
     40. Janus will generally vote in favor of proposals to require that voting be confidential.
     41. Janus will generally oppose proposals requesting authorization of political contributions (mainly foreign).
     42. Janus will generally vote in favor of proposals relating to the administration of an annual shareholder meeting.
     43. Janus will vote against proposals to approve "other business" when it appears as voting item.

Shareholder Proposals

Janus Capital is primarily concerned with the economic impact of shareholder proposals on a company's short and long-term share value. Janus will generally apply the Guidelines to shareholder proposals while weighing the following considerations:
     44. Janus will generally abstain from voting on shareholder proposals that relate to social, moral or ethical issues, or issues that place arbitrary constraints on the board or management of a company.
     45. For shareholder proposals outside the scope of the Guidelines, Janus will solicit additional research and a recommendation from the Proxy Voting Service. Janus will always reserve the right to over-ride a recommendation provided by the Proxy Voting Service.*

* All discretionary votes of this nature are cast solely in the interests of shareholders and without regard to any other Janus relationship, business or otherwise.

                         DREMAN VALUE MANAGEMENT L.L.C.

                      PROXY VOTING POLICIES AND PROCEDURES

I.   Policy

     Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When Dreman Value Management LLC has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these policies and procedures.

II.  Proxy Voting Procedures

     (a) All proxies received by Dreman Value Management LLC will be sent to the Compliance Officer. The Compliance Officer will:

          (1)  Keep a record of each proxy received

          (2) Forward the proxy to both the portfolio manager and Dreman Value Management LLC Chief Investment Officer ("CIO")

          (3) Determine which accounts managed by Dreman Value Management LLC holds the security to which the proxy relates

          (4) Provide the portfolio manager and the CIO with a list of accounts that hold the security, together with the number of votes each account controls (reconciling any duplications), and the date by which Dreman Value Management LLC must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place.

          (5) Absent material conflicts (see Section IV), the portfolio manager and CIO will determine how Dreman Value Management LLC should vote the proxy. The portfolio manager and the CIO will send their decision on how Dreman Value Management LLC will vote the proxy to the Compliance Officer. The Compliance Officer is responsible for completing the proxy and mailing the proxy in a timely and appropriate manner.

          (6) Dreman Value Management LLC may retain a third party to assist it in coordinating and voting proxies with respect to client securities. If so, the Compliance Officer shall monitor the third party to assure that all proxies are being properly voted and appropriate records are being retained.

III. Voting Guidelines

     In the absence of specific voting guidelines from a client, Dreman Value Management LLC will vote proxies in the best interest of each particular client, which may result in different voting results for proxies for the same issuer. Dreman Value Management LLC believes that voting proxies in accordance with the following guidelines is in the best interest of its client.

     (1) Generally, Dreman Value Management LLC will vote in favor of routine corporate housekeeping proposals, including election of directors (where no corporate governance issues are implicated), selection of auditors, and increases in or reclassification of common stock.

     (2) Generally, Dreman Value Management LLC will vote against proposals that make it more difficult to replace members of the issuer's board of directors, including proposals to stagger the board, cause management to be overrepresented on the board, introduce cumulative voting, introduce unequal voting rights, and create supermajority voting.

     For other proposals, Dreman Value Management LLC shall determine whether a proposal is in the best interest of its clients and may take into account the following factors, among others:

     (1) Whether the proposal was recommended by management and Dreman Value Management LLC opinion of management;

     (2)  Whether the proposal acts to entrench existing management; and

     (3) Whether the proposal fairly compensates management for past and future performance.

     Dreman Value Management LLC reserves the right to add to these factors as it deems necessary in order to ensure that further categories of proposals are covered and that the general principles in determining how to vote all proxies are fully stated.

IV.  Conflicts of Interest

     (1) The Compliance Officer will identify any conflicts that exist between the interest of Dreman Value Management LLC and its clients. This examination will include a review of the relationship of Dreman Value Management LLC and its affiliates with the issuer of each security [and any of the issuer's affiliates] to determine if the issuer is a client of Dreman Value Management LLC or an affiliate of Dreman Value Management LLC or has some other relationship with Dreman Value Management LLC or a client of Dreman Value Management LLC.

     (2) If a material conflict exist, Dreman Value Management LLC will determine whether voting in accordance with the voting guidelines and factors described above is in the best interest of the client. Dreman Value Management LLC will also determine whether it is appropriate to disclose the conflict to the affected clients and, except in the case of clients that are subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), give the clients the opportunity to vote their proxies themselves. In the case of ERISA clients, if the Investment Management Agreement reserves to the ERISA client the authority to vote proxies when Dreman Value Management LLC determines it has a material conflict that affects its best judgment as an ERISA fiduciary, Dreman Value Management LLC will give the ERISA client the opportunity to vote the proxies themselves

V.   Disclosure

          (a) Dreman Value Management LLC will disclose in its Form ADV Part II that clients may contact the Compliance Officer, via e-mail or telephone at Ljagai@Dreman.com or 201-793-2005 in order to obtain
                            _________________
               information on how Dreman Value Management LLC voted such client's proxies, and to request a copy of these policies and procedures. If a client requests this information, the Compliance Officer will prepare a written responses to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer; (2) the proposal voted upon and (3) how Dreman Value Management LLC voted the client's proxy.

          (b) A concise summary of these Proxy Voting Policies and Procedures will be included in Dreman Value Management LLC Form ADV Part II, and will be updated whenever these policies and procedures are updated. The Compliance Officer will arrange for a copy of this summary to be sent to all existing clients, either as a separate mailing or along with a periodic account statement or other correspondence sent to clients.

VI.  Recordkeeping

     The Compliance Officer will maintain files relating to Dreman Value Management LLC proxy voting procedures. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of Dreman Value Management LLC. Records of the following will be included in the files:

     (1) Copies of these proxy voting policies and procedures and any amendments thereto.

     (2) A copy of each proxy statement that Dreman Value Management LLC receives provided however that Dreman Value Management LLC may rely on obtaining a copy of proxy statements from the SEC's EDGAR system for those proxy statements that are so available. Dreman Value Management LLC may also choose to have a third party retain a copy of the proxy statements, provided that third party undertakes to provide a copy of the proxy statement promptly upon request.

     (3) A record of each vote that Dreman Value Management LLC casts. Dreman Value Management LLC may also rely on a third party to retain a copy of the votes cast, provided that third party undertakes to provide a copy of the record promptly upon request.

     (4) A copy of any document Dreman Value Management LLC created that was material to making a decision how to vote proxies, or that memorializes that decision.

A copy of each written client request for information on how Dreman Value Management LLC voted such client's proxies, and a copy of any written response to any (written and oral) client request for information on how Dreman Value Management LLC voted its proxy.

                    MASSACHUSETTS FINANCIAL SERVICES COMPANY

                      PROXY VOTING POLICIES AND PROCEDURES

September 17, 2003, as revised on September 20, 2004 and March 15, 2005

          Massachusetts Financial Services Company, MFS Institutional Advisors, Inc. and MFS' other investment adviser subsidiaries (collectively, "MFS") have adopted proxy voting policies and procedures, as set forth below, with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS, other than the MFS Union Standard Equity Fund (the "MFS Funds"). References to "clients" in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under MFS' proxy and voting policies.

          These policies and procedures include:

          A.   Voting Guidelines;

          B.   Administrative Procedures;

          C.   Monitoring System;

          D.   Records Retention; and

          E.   Reports.

  A. VOTING GUIDELINES

1.   General Policy; Potential Conflicts of Interest

          MFS' policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS' clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

          MFS has carefully reviewed matters that in recent years have been presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally plans to vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion in voting on these matters in accordance with this overall principle. In other words, the underlying guidelines are simply that - guidelines. Proxy items of significance are often considered on a case-by-case basis, in light of all relevant facts and circumstances, and in certain cases MFS may vote proxies in a manner different from these guidelines.

          As a general matter, MFS maintains a consistent voting position on similar proxy proposals with respect to various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to different proxy statements. There also may be situations involving matters presented for shareholder vote that are not clearly governed by the guidelines, such as proposed mergers and acquisitions. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients.

          From time to time, MFS receives comments on these guidelines as well as regarding particular voting issues from its clients and corporate issuers. These comments are carefully considered by MFS, when it reviews these guidelines each year and revises them as appropriate.

     These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its affiliates that are likely to arise in connection with the voting of proxies on behalf of MFS' clients. If such potential conflicts of interest do arise, MFS will analyze, document and report on such potential conflicts (see Sections B.2 and E below), and shall ultimately vote these proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Review Group is responsible for monitoring and reporting with respect to such potential conflicts of interest.

2.   MFS' Policy on Specific Issues

          ELECTION OF DIRECTORS
          _____________________

     MFS believes that good governance should be based on a board with a majority of directors who are "independent" of management, and whose key committees (e.g. compensation, nominating, and audit committees) are comprised entirely of "independent" directors. While MFS generally supports the board's nominees in uncontested elections, we will withhold our vote for a nominee for a board of a U.S. issuer if, as a result of such nominee being elected to the board, the board would be comprised of a majority of members who are not "independent" or, alternatively, the compensation, nominating or audit committees would include members who are not "independent." MFS will also withhold its vote for a nominee to the board if he or she failed to attend at least 75% of the board meetings in the previous year without a valid reason. In addition, MFS will withhold its vote for all nominees standing for election to a board of a U.S. issuer:
     (1) if, since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has repriced underwater options; or (2) if, within the last year, shareholders approved by majority vote a resolution recommending that the board rescind a "poison pill" and the board has failed to take responsive action to that resolution. Responsive action would include the rescission of the "poison pill"(without a broad reservation to reinstate the "poison pill" in the event of a hostile tender offer), or public assurances that the terms of the "poison pill" would be put to a binding shareholder vote within the next five to seven years.

     MFS evaluates a contested election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management's track record, the qualifications of the nominees for both slates and an evaluation of what each side is offering shareholders.

          CLASSIFIED BOARDS
          _________________

     MFS opposes proposals to classify a board (E.G., a board in which only one-third of board members are elected each year). MFS supports proposals to declassify a board.

Non-Salary Compensation Programs

               Restricted stock plans are supposed to reward results rather than tenure, so the issuance of restricted stock at bargain prices is not favored. In some cases, restricted stock is granted to the recipient at deep discounts to fair market value, sometimes at par value. The holder cannot sell for a period of years, but in the meantime the holder is able to vote and receive dividends. Eventually the restrictions lapse and the stock can be sold by the holder.

               MFS votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give "free rides" on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted.

               MFS opposes stock option programs that allow the board or the compensation committee, without shareholder approval, to reprice underwater options or to automatically replenish shares (I.E., evergreen plans). MFS will consider on a case-by-case basis proposals to exchange existing options for newly issued options (taking into account such factors as whether there is a reasonable value-for-value exchange).

               MFS opposes stock option and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against stock option and restricted stock plans if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS may accept a higher percentage (up to 20%) in the case of startup or small companies which cannot afford to pay large salaries to executives, or in the case where MFS, based upon the issuer's public disclosures, believes that the issuer has been responsible with respect to its recent compensation practices, including the mix of the issuance of restricted stock and options.

               MFS votes in favor of stock option or restricted stock plans for non-employee directors as long as they satisfy the requirements set forth above with respect to stock option and restricted stock plans for company executives.

               EXPENSING OF STOCK OPTIONS
               __________________________

               While we acknowledge that there is no agreement on a uniform methodology for expensing stock options, MFS supports shareholder proposals to expense stock options because we believe that the expensing of options presents a more accurate picture of the company's financial results to investors. We also believe that companies are likely to be more disciplined when granting options if the value of stock options were treated as an expense item on the company's income statements.

               EXECUTIVE COMPENSATION
               ______________________

               MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. Therefore, MFS opposes shareholder proposals that seek to set limits on executive compensation. Shareholder proposals seeking to set limits on executive compensation tend to specify arbitrary compensation criteria. MFS also opposes shareholder requests for disclosure on executive compensation beyond regulatory requirements because we believe that current regulatory requirements for disclosure of executive compensation are appropriate and that additional disclosure is often unwarranted and costly. Although we support linking executive stock option grants to a company's stock performance, MFS opposes shareholder proposals that mandate a link of performance-based options to a specific industry or peer group index. MFS believes that compensation committees should retain the flexibility to propose the appropriate index or other criteria by which performance-based options should be measured. MFS evaluates other executive compensation restrictions (E.G., terminating the company's stock option or restricted stock programs, freezing executive pay during periods of large layoffs, and establishing a maximum ratio between the highest paid executive and lowest paid employee) based on whether such proposals are in the best long-term economic interests of our clients.

               EMPLOYEE STOCK PURCHASE PLANS
               _____________________________

               MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

               "GOLDEN PARACHUTES"
               ___________________

               From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer's annual compensation that is not determined in MFS' judgment to be excessive.

               ANTI-TAKEOVER MEASURES
               ______________________

               In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from "poison pills" and "shark repellents" to super-majority requirements.

               MFS will vote for proposals to rescind existing "poison pills" and proposals that would require shareholder approval to adopt prospective "poison pills." Nevertheless, MFS will consider supporting the adoption of a prospective "poison pill" or the continuation of an existing "poison pill" if the following two conditions are met: (1) the "poison pill" allows MFS clients to hold an aggregate position of up to 15% of a company's total voting securities (and of any class of voting securities); and (2) either (a) the "poison pill" has a term of not longer than five years, provided that MFS will consider voting in favor of the "poison pill" if the term does not exceed seven years and the "poison pill" is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the "poison pill" allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (E.G., a "chewable poison pill" that automatically dissolves in the event of an all cash, all shares tender offer at a premium price).

               MFS will consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

               REINCORPORATION AND REORGANIZATION PROPOSALS
               ____________________________________________

               When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. While MFS generally votes in favor of management proposals that it believes are in the best long-term economic interests of its clients, MFS may oppose such a measure if, for example, the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers.

          Issuance of Stock

               There are many legitimate reasons for issuance of stock. Nevertheless, as noted above under "Non-Salary Compensation Programs", when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (E.G., by approximately 15% or more), MFS generally votes against the plan. In addition, MFS votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a "blank check") because the unexplained authorization could work as a potential anti-takeover device.

               REPURCHASE PROGRAMS
               ___________________

               MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

          CONFIDENTIAL VOTING

               MFS votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm.

               CUMULATIVE VOTING
               _________________

               MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS' clients as minority shareholders. In our view, shareholders should provide names of qualified candidates to a company's nominating committee, which now for the first time (for U.S. listed companies) must be comprised solely of "independent" directors.

               WRITTEN CONSENT AND SPECIAL MEETINGS
               ____________________________________

               Because the shareholder right to act by written consent (without calling a formal meeting of shareholders) can be a powerful tool for shareholders, MFS generally opposes proposals that would prevent shareholders from taking action without a formal meeting or would take away a shareholder's right to call a special meeting of company shareholders.

               INDEPENDENT AUDITORS
               ____________________

               MFS believes that the appointment of auditors is best left to the board of directors of the company and therefore supports the ratification of the board's selection of an auditor for the company. Recently, some shareholder groups have submitted proposals to limit the non-audit activities of a company's audit firm. Some proposals would prohibit the provision of ANY non-audit services by a company's auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company's auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company's auditor for specific pieces of non-audit work in the limited situations permitted under current law.

          Best Practices Standards

               Best practices standards are rapidly developing in the corporate governance areas as a result of recent corporate scandals, the Sarbanes-Oxley Act of 2002 and revised listing standards on major stock exchanges. MFS generally support these developments. However, many issuers are not publicly registered, are not subject to these enhanced listing standards, or are not operating in an environment that is comparable to that in the United States. In reviewing proxy proposals under these circumstances, MFS votes for proposals that enhance standards of corporate governance so long as we believe that - given the circumstances or the environment within which the issuers operate - the proposal is consistent with the best long-term economic interests of our clients.

               FOREIGN ISSUERS - SHARE BLOCKING
               ________________________________

               In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (E.G., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the "block" restriction lifted early (E.G., in some countries shares generally can be "unblocked" up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer's transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with potentially long block periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS generally will not vote those proxies in the absence of an unusual, significant vote. Conversely, for companies domiciled in countries with very short block periods, MFS generally will continue to cast votes in accordance with these policies and procedures.

               SOCIAL ISSUES
               _____________

               There are many groups advocating social change, and many have chosen the publicly-held corporation as a vehicle for advancing their agenda. Common among these are resolutions requiring the corporation to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (E.G., environmental standards) or to promulgate special reports on various activities. MFS votes against such proposals unless their shareholder-oriented benefits will outweigh any costs or disruptions to the business, including those that use corporate resources to further a particular social objective outside the business of the company or when no discernible shareholder economic advantage is evident.

               The laws of various states may regulate how the interests of certain clients subject to those laws (E.G., state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

B.   ADMINISTRATIVE PROCEDURES
     _________________________

     1.   MFS PROXY REVIEW GROUP
          ______________________

          The administration of these policies and procedures is overseen by the MFS Proxy Review Group, which includes senior MFS Legal Department officers and MFS' Proxy Consultant. The MFS Proxy Review Group:

          a. Reviews these policies and procedures at least annually and recommends any amendments considered to be necessary or advisable;

          b. Determines whether any material conflicts of interest exist with respect to instances in which (i) MFS seeks to override these guidelines and (ii) votes not clearly governed by these guidelines; and

          c. Considers special proxy issues as they may arise from time to time.

The current MFS Proxy Consultant is an independent proxy consultant who performs these services exclusively for MFS.

     2.   POTENTIAL CONFLICTS OF INTEREST
          _______________________________

The MFS Proxy Review Group is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS' clients. Any significant attempt to influence MFS' voting on a particular proxy matter should be reported to the MFS Proxy Review Group. The MFS Proxy Consultant will assist the MFS Proxy Review Group in carrying out these monitoring responsibilities.

In cases where proxies are voted in accordance with these policies and guidelines, no conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these policies and guidelines, or (ii) matters presented for vote are not clearly governed by these policies and guidelines, the MFS Proxy Review Group and the MFS Proxy Consultant will follow these procedures:

          a. Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares, (ii) retirement plans administered by MFS, and (iii) MFS institutional clients (the "MFS Significant Client List");

          b. If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Review Group;

          c. If the name of the issuer appears on the MFS Significant Client List, then at least one member of the MFS Proxy Review Group will carefully evaluate the proposed votes in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests; and

          d. For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Review Group will document: the name of the issuer, the issuer's relationship to MFS, the analysis of the matters submitted for proxy vote, and the basis for the determination that the votes ultimately were cast in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests. A copy of the foregoing documentation will be provided to the MFS' Conflicts Officer.

The members of the MFS Proxy Review Group other than the Proxy Consultant are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS' distribution, retirement plan administration and institutional business units. The MFS Significant Client List will be reviewed and updated periodically as appropriate.

     3.   GATHERING PROXIES
          _________________

Most proxies received by MFS and its clients originate at Automatic Data Processing Corp. ("ADP") although a few proxies are transmitted to investors by corporate issuers through their custodians or depositories. ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS' clients, usually to the client's custodian or, less commonly, to the client itself. This material will include proxy cards, reflecting the proper shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy statements with the issuer's explanation of the items to be voted upon.

          MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the "Proxy Administrator"), pursuant to which the Proxy Administrator performs various proxy vote processing and recordkeeping functions for MFS' Fund and institutional client accounts. The Proxy Administrator does not make recommendations to MFS as to how to vote any particular item. The Proxy Administrator receives proxy statements and proxy cards directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator's system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for the upcoming shareholders' meetings of over 10,000 corporations are available on-line to certain MFS employees, the MFS Proxy Consultant and the MFS Proxy Review Group.

     4.   ANALYZING PROXIES
          _________________

          After input into the Proxy Administrator system, proxies which are deemed to be routine and which do not require the exercise of judgment under these guidelines (E.G., those involving only uncontested elections of directors and the appointment of auditors)/2/ are automatically voted in favor by the Proxy Administrator without being sent to either the MFS Proxy Consultant or the MFS Proxy Review Group for further review. All proxies that are reviewed by either the MFS Proxy Consultant or a portfolio manager or analyst (E.G., those that involve merger or acquisition proposals) are then forwarded with the corresponding recommendation to the MFS Proxy Review Group./3/

          Recommendations with respect to voting on non-routine issues are generally made by the MFS Proxy Consultant in accordance with the policies summarized under "Voting Guidelines," and other relevant materials. His or her recommendation as to how each proxy proposal should be voted, including his or her rationale on significant items, is indicated on copies of proxy cards. These cards are then forwarded to the MFS Proxy Review Group.

          As a general matter, portfolio managers and investment analysts have little or no involvement in specific votes taken by MFS. This is designed to promote consistency in the application of MFS' voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (E.G., mergers and acquisitions), the MFS Proxy Consultant or the MFS Proxy Review Group may consult with or seek recommendations from portfolio managers or analysts. But, the MFS Proxy Review Group would ultimately determine the manner in which all proxies are voted.

          As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

     5.   VOTING PROXIES
          ______________

          After the proxy card copies are reviewed, they are voted electronically through the Proxy Administrator's system. In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Consultant and the MFS Proxy Review Group, and makes available on-line various other types of information so that the MFS Proxy Review Group and the MFS Proxy Consultant may monitor the votes cast by the Proxy Administrator on behalf of MFS' clients.

C.   MONITORING SYSTEM

          It is the responsibility of the Proxy Administrator and MFS' Proxy Consultant to monitor the proxy voting process. As noted above, when proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator's system. Additionally, through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and

----------
/2/ Proxies for foreign companies often contain significantly more voting items than those of U.S. companies. Many of these items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore automatically voted in favor) for foreign issuers include the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; (v) approval of share repurchase programs; (vi) election of directors in uncontested elections and (vii) appointment of auditors.

/3/ From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained within a few business days prior to the shareholder meeting, the MFS Proxy Review Group may determine the vote in what it believes to be the best long-term economic interests of MFS' clients.

     clients who hold shares of a company's stock and the number of shares held on the record date with the Proxy Administrator's listing of any upcoming shareholder's meeting of that company.

          When the Proxy Administrator's system "tickler" shows that the date of a shareholders' meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client's custodian, the Proxy Administrator calls the custodian requesting that the materials be forward immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

     D.   RECORDS RETENTION

          MFS will retain copies of these policies and procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy cards completed by the MFS Proxy Consultant and the MFS Proxy Review Group, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Consultant and the MFS Proxy Review Group. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator's system as to proxies processed, the dates when proxies were received and returned, and the votes on each company's proxy issues, are retained as required by applicable law.

     E.   REPORTS
          _______

MFS Funds

          Annually, MFS will report the results of its voting to the Board of Trustees and Board of Managers of the MFS Funds. These reports will include: (i) a summary of how votes were cast; (ii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefor; (iii) a review of the procedures used by MFS to identify material conflicts of interest; and (iv) a review of these policies and the guidelines and, as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

All MFS Advisory Clients

          At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

          Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.

                         A I M CAPITAL MANAGEMENT, INC.

                          PROXY POLICIES AND PROCEDURES

                          AS AMENDED SEPTEMBER 16, 2004

PROXY POLICIES:

     Each of A I M Advisors, Inc., A I M Capital Management, Inc., AIM Private Asset Management, Inc. and AIM Alternative Asset Management Company (each an "AIM Advisor" and collectively "AIM") has the fiduciary obligation to, at all times, make the economic best interest of advisory clients the sole consideration when voting proxies of companies held in client accounts. As a general rule, each AIM Advisor shall vote against any actions that would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders' investments. At the same time, AIM believes in supporting the management of companies in which it invests, and will accord proper weight to the positions of a company's board of directors, and the AIM portfolio managers who chose to invest in the companies. Therefore, on most issues, our votes have been cast in accordance with the recommendations of the company's board of directors, and we do not currently expect that trend to change. Although AIM's proxy voting policies are stated below, AIM's proxy committee considers all relevant facts and circumstances, and retains the right to vote proxies as deemed appropriate.

I. BOARDS OF DIRECTORS

     A board that has at least a majority of independent directors is integral to good corporate governance. Key board committees, including audit, compensation and nominating committees, should be completely independent. There are some actions by directors that should result in votes being withheld. These instances include directors who:

     . Are not independent directors and (a) sit on the board's audit, compensation or nominating committee, or (b) sit on a board where the majority of the board is not independent;

     . Attend less than 75 percent of the board and committee meetings without a valid excuse;

     .    Implement or renew a dead-hand or modified dead-hand poison pill;

     .    Sit on the boards of an excessive number of companies;

     . Enacted egregious corporate governance or other policies or failed to replace management as appropriate;

     . Have failed to act on takeover offers where the majority of the shareholders have tendered their shares; or

     . Ignore a shareholder proposal that is approved by a majority of the shares outstanding.

     Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors:

     . Long-term financial performance of the target company relative to its industry;

     .    Management's track record;

     .    Portfolio manager's assessment;

     .    Qualifications of director nominees (both slates);

     . Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

     .    Background to the proxy contest.

II. INDEPENDENT AUDITORS

     A company should limit its relationship with its auditors to the audit engagement, and certain closely related activities that do not, in the aggregate, raise an appearance of impaired independence. We will support the reappointment of the company's auditors unless:

     . It is not clear that the auditors will be able to fulfill their function;

     . There is reason to believe the independent auditors have rendered an opinion that is neither accurate nor indicative of the company's financial position; or

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     .    The auditors have a significant professional or personal relationship with the issuer that compromises the auditors' independence.

III. COMPENSATION PROGRAMS

     Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. Plans should not substantially dilute shareholders' ownership interests in the company, provide participants with excessive awards or have objectionable structural features. We will consider all incentives, awards and compensation, and compare them to a company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution.

     . We will generally vote against equity-based plans where the total dilution (including all equity-based plans) is excessive.

     . We will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

     . We will vote against plans that have any of the following structural features: ability to re-price underwater options without shareholder approval, ability to issue options with an exercise price below the stock's current market price, ability to issue reload options, or automatic share replenishment ("evergreen") feature.

     . We will vote for proposals to reprice options if there is a value-for-value (rather than a share-for-share) exchange.

     . We will generally support the board's discretion to determine and grant appropriate cash compensation and severance packages.

IV. CORPORATE MATTERS

     We will review management proposals relating to changes to capital structure, reincorporation, restructuring and mergers and acquisitions on a case by case basis, considering the impact of the changes on corporate governance and shareholder rights, anticipated financial and operating benefits, portfolio manager views, level of dilution, and a company's industry and performance in terms of shareholder returns.

     . We will vote for merger and acquisition proposals that the proxy committee and relevant portfolio managers believe, based on their review of the materials, will result in financial and operating benefits, have a fair offer price, have favorable prospects for the combined companies, and will not have a negative impact on corporate governance or shareholder rights.

     . We will vote against proposals to increase the number of authorized shares of any class of stock that has superior voting rights to another class of stock.

     . We will vote for proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given a company's industry and performance in terms of shareholder returns.

     . We will vote for proposals to institute open-market share repurchase plans in which all shareholders participate on an equal basis.

V. SHAREHOLDER PROPOSALS

          Shareholder proposals can be extremely complex, and the impact on share value can rarely be anticipated with any high degree of confidence. The proxy committee reviews shareholder proposals on a case-by-case basis, giving careful consideration to such factors as: the proposal's impact on the company's short-term and long-term share value, its effect on the company's reputation, the economic effect of the proposal, industry and regional norms applicable to the company, the company's overall corporate governance provisions, and the reasonableness of the request.

     . We will generally abstain from shareholder social and environmental proposals.

     . We will generally support the board's discretion regarding shareholder proposals that involve ordinary business practices.

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     .    We will generally vote for shareholder proposals that are designed to protect shareholder rights if the company's corporate governance standards indicate that such additional protections are warranted.

     . We will generally vote for proposals to lower barriers to shareholder action.

     . We will generally vote for proposals to subject shareholder rights plans to a shareholder vote. In evaluating these plans, we give favorable consideration to the presence of "TIDE" provisions (short-term sunset provisions, qualified bid/permitted offer provisions, and/or mandatory review by a committee of independent directors at least every three years).

VI. OTHER

     . We will vote against any proposal where the proxy materials lack sufficient information upon which to base an informed decision.

     . We will vote against any proposals to authorize the proxy to conduct any other business that is not described in the proxy statement.

     . We will vote any matters not specifically covered by these proxy policies and procedures in the economic best interest of advisory clients.

     AIM's proxy policies, and the procedures noted below, may be amended from time to time.

PROXY COMMITTEE PROCEDURES:

     The proxy committee currently consists of representatives from the Legal and Compliance Department, the Investments Department and the Finance Department.

     The committee members review detailed reports analyzing the proxy issues and have access to proxy statements and annual reports. Committee members may also speak to management of a company regarding proxy issues and should share relevant considerations with the proxy committee. The committee then discusses the issues and determines the vote. The committee shall give appropriate and significant weight to portfolio managers' views regarding a proposal's impact on shareholders. A proxy committee meeting requires a quorum of three committee members, voting in person or by e-mail.

AIM's proxy committee shall consider its fiduciary responsibility to all clients when addressing proxy issues and vote accordingly. The proxy committee may enlist the services of reputable outside professionals and/or proxy evaluation services, such as Institutional Shareholder Services or any of its subsidiaries ("ISS"), to assist with the analysis of voting issues and/or to carry out the actual voting process. To the extent the services of ISS or another provider are used, the proxy committee shall periodically review the policies of that provider. The proxy committee shall prepare a report for the Funds' Board of Trustees on a periodic basis regarding issueswhere AIM's votes do not follow the recommendation of ISS or another provider because AIM's proxy policies differ from those of such provider.

     In addition to the foregoing, the following shall be strictly adhered to unless contrary action receives the prior approval of the Funds' Board of
Trustees:

          1. Other than by voting proxies and participating in Creditors' committees, AIM shall not engage in conduct that involves an attempt to change or influence the control of a company.

          2. AIM will not publicly announce its voting intentions and the reasons therefore.

          3. AIM shall not participate in a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder.

          4. All communications regarding proxy issues between the proxy committee and companies or their agents, or with fellow shareholders shall be for the sole purpose of expressing and discussing AIM's concerns for its advisory clients' interests and not for an attempt to influence or control management.

BUSINESS/DISASTER RECOVERY:

     If the proxy committee is unable to meet due to a temporary business interruption, such as a power outage, a sub-committee of the

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proxy committee may vote proxies in accordance with the policies stated herein.
If the sub-committee of the proxy committee is not able to vote proxies, the sub-committee shall authorize ISS to vote proxies by default in accordance with ISS' proxy policies and procedures, which may vary slightly from AIM's.

RESTRICTIONS AFFECTING VOTING:

     If a country's laws allow a company in that country to block the sale of the company's shares by a shareholder in advance of a shareholder meeting, AIM will not vote in shareholder meetings held in that country, unless the company represents that it will not block the sale of its shares in connection with the meeting. Administrative or other procedures, such as securities lending, may also cause AIM to refrain from voting. Although AIM considers proxy voting to be an important shareholder right, the proxy committee will not impede a portfolio manager's ability to trade in a stock in order to vote at a shareholder meeting.

CONFLICT OF INTEREST:

     The proxy committee reviews each proxy to assess the extent to which there may be a material conflict between AIM's interests and those of advisory clients. A potential conflict of interest situation may include where AIM or an affiliate manages assets for, administers an employee benefit plan for, provides other financial products or services to, or otherwise has a material business relationship with, a company whose management is soliciting proxies, and failure to vote proxies in favor of management of the company may harm AIM's relationship with the company. In order to avoid even the appearance of impropriety, the proxy committee will not take AIM's relationship with the company into account, and will vote the company's proxies in the best interest of the advisory clients, in accordance with these proxy policies and procedures. In the event that AIM's proxy policies and voting record do not guide the proxy committee's vote in a situation where a conflict of interest exists, the proxy committee will vote the proxy in the best interest of the advisory clients, and will provide information regarding the issue to the Funds' Board of Trustees in the next quarterly report. To the extent that a committee member has any conflict of interest with respect to a company or an issue presented, that committee member should inform the proxy committee of such conflict and abstain from voting on that company or issue.

FUND OF FUNDS:

     When an AIM Fund that invests in another AIM Fund(s) has the right to vote on the proxy of the underlying AIM Fund, AIM will seek guidance from the Board of Trustees of the investing AIM Fund on how to vote such proxy.

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PROXY VOTING POLICIES AND PROCEDURES

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Effective Date:                                             May 5, 2003
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Last Revision Date:                                         March 29, 2005
--------------------------------------------------------------------------------

I.   INTRODUCTION

          DEUTSCHE ASSET MANAGEMENT (DEAM)/4/ HAS ADOPTED AND IMPLEMENTED THE FOLLOWING POLICIES AND PROCEDURES, WHICH IT BELIEVES ARE REASONABLY DESIGNED TO ENSURE THAT PROXIES ARE VOTED IN THE BEST ECONOMIC INTEREST OF CLIENTS, IN ACCORDANCE WITH ITS FIDUCIARY DUTIES AND SEC RULE 206(4)-6 UNDER THE INVESTMENT ADVISERS ACT OF 1940. IN ADDITION TO SEC REQUIREMENTS GOVERNING ADVISERS, DEAM'S PROXY POLICIES REFLECT THE FIDUCIARY STANDARDS AND RESPONSIBILITIES FOR ERISA ACCOUNTS SET OUT IN DEPARTMENT OF LABOR BULLETIN 94-2, 29 CFR 2509.94-2 (JULY 29,1994).

     II.  DEAM'S PROXY VOTING RESPONSIBILITIES

          PROXY VOTES ARE THE PROPERTY OF DEAM'S ADVISORY CLIENTS./5/ AS SUCH, DEAM'S AUTHORITY AND RESPONSIBILITY TO VOTE SUCH PROXIES DEPEND UPON ITS CONTRACTUAL RELATIONSHIPS WITH ITS CLIENTS. DEAM HAS DELEGATED RESPONSIBILITY FOR EFFECTING ITS ADVISORY CLIENTS' PROXY VOTES TO INSTITUTIONAL SHAREHOLDER SERVICES ("ISS"), AN INDEPENDENT THIRD-PARTY PROXY VOTING SPECIALIST . ISS VOTES DEAM'S ADVISORY CLIENTS' PROXIES IN ACCORDANCE WITH DEAM'S PROXY GUIDELINES OR DEAM'S SPECIFIC INSTRUCTIONS. WHERE A CLIENT HAS GIVEN SPECIFIC INSTRUCTIONS AS TO HOW A PROXY SHOULD BE VOTED, DEAM WILL NOTIFY ISS TO CARRY OUT THOSE INSTRUCTIONS. WHERE NO SPECIFIC INSTRUCTIONS EXISTS, DEAM WILL FOLLOW THE PROCEDURES IN VOTING THE PROXIES SET FORTH IN THIS DOCUMENT.

          DEAM MAY HAVE PROXY VOTING RESPONSIBILITIES FOR INVESTMENT COMPANIES AND OTHER CLIENTS FOR WHICH IT SERVES AS INVESTMENT ADVISER. WITH RESPECT TO CLIENT ACCOUNTS THAT ARE SUB-ADVISED BY AN AFFILIATED OR UNAFFILIATED INVESTMENT ADVISER, DEAM MAY HAVE PROXY VOTING RESPONSIBILITIES, OR SUCH RESPONSIBILITIES MAY BE DELEGATED TO THE SUB-ADVISER. SIMILARLY, DEAM MAY HAVE PROXY VOTING RESPONSIBILITIES WITH RESPECT TO ADVISORY CLIENT ACCOUNTS FOR WHICH IT SERVES AS INVESTMENT SUB-ADVISER.

     III.POLICIES

     1. PROXY VOTING ACTIVITIES ARE CONDUCTED IN THE BEST ECONOMIC INTEREST OF CLIENTS

----------
/4/ DeAM refers to Deutsche Investment Management Americas Inc. and Deutsche Asset Management, Inc., each an investment adviser registered under the Investment Advisers Act of 1940. These Policies and Procedures also may apply to other entities within the Deutsche Bank organization for which the Proxy Department and the Proxy Voting Working Group votes proxies, as listed on Exhibit 1.

/5/ For purposes of these Policies and Procedures, "clients" refers to persons or entities: for which DeAM serves as investment adviser or sub-adviser; for which DeAM votes proxies; and that have an economic or beneficial ownership interest in the portfolio securities of issuers soliciting such proxies.

          DEAM HAS ADOPTED THE FOLLOWING POLICIES AND PROCEDURES TO ENSURE THAT PROXIES ARE VOTED IN ACCORDANCE WITH THE BEST ECONOMIC INTEREST OF ITS CLIENTS, AS DETERMINED BY DEAM IN GOOD FAITH AFTER APPROPRIATE REVIEW.

2.   THE PROXY VOTING WORKING GROUP

     THE PROXY VOTING WORKING GROUP (THE "PVWG") IS AN INTERNAL WORKING GROUP ESTABLISHED BY DEAM'S INVESTMENT COMMITTEE PURSUANT TO A WRITTEN CHARTER. THE PVWG IS RESPONSIBLE FOR OVERSEEING DEAM'S PROXY VOTING ACTIVITIES,
     INCLUDING:

          (I)  ADOPTING, MONITORING AND UPDATING GUIDELINES, ATTACHED AS EXHIBIT
                                                                         _______
               A (THE "GUIDELINES"), THAT PROVIDE HOW DEAM WILL GENERALLY VOTE
               _
               PROXIES PERTAINING TO A COMPREHENSIVE LIST OF COMMON PROXY VOTING MATTERS;

          (II) VOTING PROXIES WHERE (A) THE ISSUES ARE NOT COVERED BY SPECIFIC CLIENT INSTRUCTION OR THE GUIDELINES; (B) THE GUIDELINES SPECIFY THAT THE ISSUES ARE TO BE DETERMINED ON A CASE-BY-CASE BASIS; OR
               (C) WHERE AN EXCEPTION TO THE GUIDELINES MAY BE IN THE BEST ECONOMIC INTEREST OF DEAM'S CLIENTS; AND

          (III)MONITORING THE PROXY DEPARTMENT'S PROXY VOTING ACTIVITIES (SEE BELOW):

     DEAM'S PROXY DEPARTMENT, A UNIT OF DEAM'S ASSET MANAGEMENT OPERATIONS GROUP, IS RESPONSIBLE FOR COORDINATING WITH ISS TO ADMINISTER DEAM'S PROXY VOTING PROCESS AND FOR VOTING PROXIES IN ACCORDANCE WITH ANY SPECIFIC CLIENT INSTRUCTIONS OR, IF THERE ARE NONE, THE GUIDELINES, AND OVERSEEING ISS' PROXY RESPONSIBILITIES IN THIS REGARD.

          3. AVAILABILITY OF PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

          COPIES OF THESE POLICIES AND PROCEDURES, AS THEY MAY BE UPDATED FROM TIME TO TIME, ARE MADE AVAILABLE TO CLIENTS AS REQUIRED BY LAW AND OTHERWISE AT DEAM'S DISCRETION. CLIENTS MAY ALSO OBTAIN INFORMATION ON HOW THEIR PROXIES WERE VOTED BY DEAM AS REQUIRED BY LAW AND OTHERWISE AT DEAM'S DISCRETION; HOWEVER, DEAM MUST NOT SELECTIVELY DISCLOSE ITS INVESTMENT COMPANY CLIENTS' PROXY VOTING RECORDS. THE PROXY DEPARTMENT WILL MAKE PROXY VOTING REPORTS AVAILABLE TO ADVISORY CLIENTS UPON REQUEST. THE INVESTMENT COMPANIES' PROXY VOTING RECORDS WILL BE DISCLOSED TO SHAREHOLDERS BY MEANS OF PUBLICLY-AVAILABLE ANNUAL FILINGS OF EACH COMPANY'S PROXY VOTING RECORD FOR 12-MONTH PERIODS ENDED JUNE 30 (SEE "RECORDKEEPING" BELOW).

     IV. PROCEDURES

          THE KEY ASPECTS OF DEAM'S PROXY VOTING PROCESS ARE AS FOLLOWS:

     1.   THE PVWG'S PROXY VOTING GUIDELINES

          The Guidelines set forth the PVWG's standard voting positions on a comprehensive list of common proxy voting matters. The PVWG has developed, and continues to update the Guidelines based on consideration of current corporate governance principles, industry standards, client feedback, and the impact of the matter on issuers and the value of the investments.

          THE PVWG WILL REVIEW THE GUIDELINES AS NECESSARY TO SUPPORT THE BEST ECONOMIC INTERESTS OF DEAM'S CLIENTS AND, IN ANY EVENT, AT LEAST ANNUALLY. THE PVWG WILL MAKE CHANGES TO THE GUIDELINES, WHETHER AS A RESULT OF THE ANNUAL REVIEW OR OTHERWISE, TAKING SOLELY INTO ACCOUNT THE BEST ECONOMIC INTERESTS OF CLIENTS. BEFORE CHANGING THE GUIDELINES, THE PVWG WILL THOROUGHLY REVIEW AND EVALUATE THE PROPOSED CHANGE AND THE REASONS THEREFOR, AND THE PVWG CHAIR WILL ASK PVWG MEMBERS WHETHER ANYONE OUTSIDE OF THE DEAM ORGANIZATION (BUT WITHIN DEUTSCHE BANK AND ITS AFFILIATES) OR ANY ENTITY THAT IDENTIFIES ITSELF AS A DEAM ADVISORY CLIENT HAS REQUESTED OR ATTEMPTED TO INFLUENCE THE PROPOSED CHANGE AND WHETHER ANY MEMBER HAS A CONFLICT OF INTEREST WITH RESPECT TO THE PROPOSED CHANGE. IF ANY SUCH MATTER IS REPORTED TO THE PVWG CHAIR, THE CHAIR WILL PROMPTLY NOTIFY THE CONFLICTS REVIEW COMMITTEE (SEE BELOW) AND WILL DEFER THE APPROVAL, IF POSSIBLE. LASTLY, THE PVWG WILL FULLY DOCUMENT ITS RATIONALE FOR APPROVING ANY CHANGE TO THE GUIDELINES.

          THE GUIDELINES MAY REFLECT A VOTING POSITION THAT DIFFERS FROM THE ACTUAL PRACTICES OF THE PUBLIC COMPANY(IES) WITHIN THE DEUTSCHE BANK ORGANIZATION OR OF THE INVESTMENT COMPANIES FOR WHICH DEAM OR AN AFFILIATE SERVES AS INVESTMENT ADVISER OR SPONSOR. INVESTMENT COMPANIES, PARTICULARLY CLOSED-END INVESTMENT COMPANIES, ARE DIFFERENT FROM TRADITIONAL OPERATING COMPANIES. THESE DIFFERENCES MAY CALL FOR DIFFERENCES IN VOTING POSITIONS ON THE SAME MATTER. FURTHER, THE MANNER IN WHICH DEAM VOTES INVESTMENT COMPANY PROXIES MAY DIFFER FROM PROPOSALS FOR WHICH A DEAM-ADVISED OR SPONSORED INVESTMENT COMPANY SOLICITS PROXIES FROM ITS SHAREHOLDERS. AS REFLECTED IN THE GUIDELINES, PROXIES SOLICITED BY CLOSED-END (AND OPEN-END) INVESTMENT COMPANIES ARE GENERALLY VOTED IN ACCORDANCE WITH THE PRE-DETERMINED GUIDELINES OF ISS. SEE SECTION IV.3.B.

               2.   SPECIFIC PROXY VOTING DECISIONS MADE BY THE PVWG

          THE PROXY DEPARTMENT HEAD WILL REFER TO THE PVWG ALL PROXY PROPOSALS
          (I) THAT ARE NOT COVERED BY SPECIFIC CLIENT INSTRUCTIONS OR THE GUIDELINES; OR (II) THAT, ACCORDING TO THE GUIDELINES, SHOULD BE EVALUATED AND VOTED ON A CASE-BY-CASE BASIS.

          ADDITIONALLY, IF A MEMBER OF THE PROXY DEPARTMENT, THE PROXY DEPARTMENT HEAD, THE PVWG CHAIR OR ANY MEMBER OF THE PVWG, A PORTFOLIO MANAGER, A RESEARCH ANALYST OR A SUB-ADVISER BELIEVES THAT VOTING A PARTICULAR PROXY IN ACCORDANCE WITH THE GUIDELINES MAY NOT BE IN THE BEST ECONOMIC INTERESTS OF CLIENTS, THAT INDIVIDUAL MAY BRING THE MATTER TO THE ATTENTION OF THE PVWG CHAIR AND/OR THE PROXY DEPARTMENT HEAD./6/

          IF THE PROXY DEPARTMENT REFERS A PROXY PROPOSAL TO PVWG OR PVWG DETERMINES THAT VOTING A PARTICULAR PROXY IN ACCORDANCE WITH THE GUIDELINES IS NOT IN THE BEST ECONOMIC INTERESTS OF CLIENTS, THE PVWG WILL EVALUATE AND VOTE THE PROXY, SUBJECT TO THE PROCEDURES BELOW REGARDING CONFLICTS.

          THE PVWG ENDEAVORS TO HOLD MEETINGS TO DECIDE HOW TO VOTE PARTICULAR PROXIES SUFFICIENTLY BEFORE THE VOTING DEADLINE SO THAT THE PROCEDURES BELOW REGARDING CONFLICTS CAN BE COMPLETED BEFORE THE PVWG'S VOTING DETERMINATION.

----------
/6/ The Proxy Department Head generally monitors upcoming proxy solicitations for heightened attention from the press or the industry and for novel or unusual proposals or circumstances, which may prompt the Proxy Department Head to bring the solicitation to the attention of the PVWG Chair. DeAM portfolio managers, DeAM research analysts and sub-advisers also may bring a particular proxy vote to the attention of the PVWG Chair, as a result of their ongoing monitoring of portfolio securities held by advisory clients and/or their review of the periodic proxy voting record reports that the PVWG Chair distributes to DeAM portfolio managers and DeAM research analysts.

               3.   CERTAIN PROXY VOTES MAY NOT BE CAST

          IN SOME CASES, THE PVWG MAY DETERMINE THAT IT IS IN THE BEST ECONOMIC INTERESTS OF ITS CLIENTS NOT TO VOTE CERTAIN PROXIES. FOR EXAMPLE, IT IS DEAM'S POLICY NOT TO VOTE PROXIES OF ISSUERS SUBJECT TO LAWS OF THOSE JURISDICTIONS THAT IMPOSE RESTRICTIONS UPON SELLING SHARES AFTER PROXIES ARE VOTED, IN ORDER TO PRESERVE LIQUIDITY. IN OTHER CASES, IT MAY NOT BE POSSIBLE TO VOTE CERTAIN PROXIES, DESPITE GOOD FAITH EFFORTS TO DO SO. FOR EXAMPLE, SOME JURISDICTIONS DO NOT PROVIDE ADEQUATE NOTICE TO SHAREHOLDERS SO THAT PROXIES MAY BE VOTED ON A TIMELY BASIS. VOTING RIGHTS ON SECURITIES THAT HAVE BEEN LOANED TO THIRD-PARTIES TRANSFER TO THOSE THIRD-PARTIES, WITH LOAN TERMINATION OFTEN BEING THE ONLY WAY TO ATTEMPT TO VOTE PROXIES ON THE LOANED SECURITIES. LASTLY, THE PVWG MAY DETERMINE THAT THE COSTS TO THE CLIENT(S) ASSOCIATED WITH VOTING A PARTICULAR PROXY OR GROUP OF PROXIES OUTWEIGHS THE ECONOMIC BENEFITS EXPECTED FROM VOTING THE PROXY OR GROUP OF PROXIES.

          THE PROXY DEPARTMENT HEAD WILL COORDINATE WITH THE PVWG CHAIR REGARDING ANY SPECIFIC PROXIES AND ANY CATEGORIES OF PROXIES THAT WILL NOT OR CANNOT BE VOTED. THE REASONS FOR NOT VOTING ANY PROXY SHALL BE DOCUMENTED.

               4.   CONFLICT OF INTEREST PROCEDURES

          A.  PROCEDURES TO ADDRESS CONFLICTS OF INTEREST AND IMPROPER INFLUENCE
              __________________________________________________________________

OVERRIDING PRINCIPLE. In the limited circumstances where the PVWG votes proxies,/7/ the PVWG will vote those proxies in accordance with what it, in good faith, determines to be the best economic interests of DeAM's clients./8/

          INDEPENDENCE OF THE PVWG. As a matter of Compliance policy, the PVWG and the Proxy Department are structured to be independent from other parts of Deutsche Bank. Members of the PVWG and employees in the Proxy Department are employees of DeAM. As such, they may not be subject to the supervision or control of any employees of Deutsche Bank Corporate and Investment Banking division ("CIB"). Their compensation cannot be based upon their contribution to any business activity outside of DeAM without prior approval of Legal and Compliance. They can have no contact with employees of Deutsche Bank outside of the Private Client and Asset Management division ("PCAM") regarding specific clients, business matters or initiatives without the prior approval of Legal and Compliance. They furthermore may not discuss proxy votes with any person outside of DeAM (and within DeAM only on a need to know basis).

          CONFLICT REVIEW PROCEDURES. There will be a committee (the "Conflicts Review Committee") established within DeAM that will monitor for potential material conflicts of interest in connection with proxy proposals that are to be evaluated by the PVWG. Promptly upon a determination that a vote shall be presented to the PVWG, the PVWG Chair shall notify the Conflicts Review Committee. The Conflicts Review Committee shall promptly collect and review any information deemed reasonably appropriate to evaluate, in its reasonable judgment, if DeAM or any person participating in the proxy voting

----------
/7/ As mentioned above, the PVWG votes proxies (i) where neither a specific client instruction nor a Guideline directs how the proxy should be voted,
     (ii) where the Guidelines specify that an issue is to be determined on a case by case basis or (iii) where voting in accordance with the Guidelines may not be in the best economic interests of clients.

/8/ The Head of the Proxy Department, who serves as the non-voting secretary of the PVWG, may receive routine calls from proxy solicitors and other parties interested in a particular proxy vote. Any contact that attempts to exert improper pressure or influence shall be reported to the Conflicts Review Committee.

          process has, or has the appearance of, a material conflict of interest. For the purposes of this policy, a conflict of interest shall be considered "material" to the extent that a reasonable person could expect the conflict to influence, or appear to influence, the PVWG's decision on the particular vote at issue.

          The information considered by the Conflicts Review Committee may include information regarding (i) DeAM client relationships; (ii) any relevant personal conflict known by the Conflicts Review Committee or brought to the attention of the Conflicts Review Committee; (iii) and any communications with members of the PVWG (or anyone participating or providing information to the PVWG) and any person outside of the DeAM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a DeAM advisory client regarding the vote at issue. In the context of any determination, the Conflicts Review Committee may consult with, and shall be entitled to rely upon, all applicable outside experts, including legal counsel.

               Upon completion of the investigation, the Conflicts Review
                    Committee will document its findings and conclusions. If the Conflicts Review Committee determines that (i) DeAM has a material conflict of interest that would prevent it from deciding how to vote the proxies concerned without further client consent or (ii) certain individuals should be recused from participating in the proxy vote at issue, the Conflicts Review Committee will so inform the PVWG chair.

               If notified that DeAM has a material conflict of interest as described above, the PVWG chair will obtain instructions as to how the proxies should be voted either from (i) if time permits, the affected clients, or (ii) ISS. If notified that certain individuals should be recused from the proxy vote at issue, the PVWG Chair shall do so in accordance with the procedures set forth below.

          PROCEDURES TO BE FOLLOWED BY THE PVWG. AT THE BEGINNING OF ANY DISCUSSION REGARDING HOW TO VOTE ANY PROXY, THE PVWG CHAIR (OR HIS OR HER DELEGATE) WILL INQUIRE AS TO WHETHER ANY PVWG MEMBER (WHETHER VOTING OR EX OFFICIO) OR ANY PERSON PARTICIPATING IN THE PROXY VOTING PROCESS HAS A PERSONAL CONFLICT OF INTEREST OR HAS ACTUAL KNOWLEDGE OF AN ACTUAL OR APPARENT CONFLICT THAT HAS NOT BEEN REPORTED TO THE CONFLICTS REVIEW COMMITTEE.

          THE PVWG CHAIR ALSO WILL INQUIRE OF THESE SAME PARTIES WHETHER THEY HAVE ACTUAL KNOWLEDGE REGARDING WHETHER ANY DIRECTOR, OFFICER OR EMPLOYEE OUTSIDE OF THE DEAM ORGANIZATION (BUT WITHIN DEUTSCHE BANK AND ITS AFFILIATES) OR ANY ENTITY THAT IDENTIFIES ITSELF AS A DEAM ADVISORY CLIENT, HAS: (I) REQUESTED THAT DEAM, THE PROXY DEPARTMENT (OR ANY MEMBER THEREOF) OR A PVWG MEMBER VOTE A PARTICULAR PROXY IN A CERTAIN MANNER; (II) ATTEMPTED TO INFLUENCE DEAM, THE PROXY DEPARTMENT (OR ANY MEMBER THEREOF), A PVWG MEMBER OR ANY OTHER PERSON IN CONNECTION WITH PROXY VOTING ACTIVITIES; OR (III) OTHERWISE COMMUNICATED WITH A PVWG MEMBER OR ANY OTHER PERSON PARTICIPATING OR PROVIDING INFORMATION TO THE PVWG REGARDING THE PARTICULAR PROXY VOTE AT ISSUE, AND WHICH INCIDENT HAS NOT YET BEEN REPORTED TO THE CONFLICTS REVIEW COMMITTEE.

          IF ANY SUCH INCIDENT ARE REPORTED TO THE PVWG CHAIR, THE CHAIR WILL PROMPTLY NOTIFY THE CONFLICTS REVIEW COMMITTEE AND, IF POSSIBLE, WILL DELAY THE VOTE UNTIL THE CONFLICTS REVIEW COMMITTEE CAN COMPLETE THE CONFLICTS REPORT. IF A DELAY IS NOT POSSIBLE, THE CONFLICTS REVIEW COMMITTEE WILL INSTRUCT THE PVWG WHETHER ANYONE SHOULD BE RECUSED FROM THE PROXY VOTING PROCESS, OR WHETHER DEAM SHOULD SEEK

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          INSTRUCTIONS AS TO HOW TO VOTE THE PROXY AT ISSUE FROM ISS OR, IF TIME
          PERMITS, AFFECTED CLIENTS. THESE INQUIRIES AND DISCUSSIONS WILL BE PROPERLY REFLECTED IN THE PVWG'S MINUTES.

          DUTY TO REPORT. ANY DEAM EMPLOYEE, INCLUDING ANY PVWG MEMBER (WHETHER VOTING OR EX OFFICIO), THAT IS AWARE OF ANY ACTUAL OR APPARENT CONFLICT OF INTEREST RELEVANT TO, OR ANY ATTEMPT BY ANY PERSON OUTSIDE OF THE DEAM ORGANIZATION (BUT WITHIN DEUTSCHE BANK AND ITS AFFILIATES) OR ANY ENTITY THAT IDENTIFIES ITSELF AS A DEAM ADVISORY CLIENT TO INFLUENCE, HOW DEAM VOTES ITS PROXIES HAS A DUTY TO DISCLOSE THE EXISTENCE OF THE SITUATION TO THE PVWG CHAIR (OR HIS OR HER DESIGNEE) AND THE DETAILS OF THE MATTER TO THE CONFLICTS REVIEW COMMITTEE. IN THE CASE OF ANY PERSON PARTICIPATING IN THE DELIBERATIONS ON A SPECIFIC VOTE, SUCH DISCLOSURE SHOULD BE MADE BEFORE ENGAGING IN ANY ACTIVITIES OR PARTICIPATING IN ANY DISCUSSION PERTAINING TO THAT VOTE.

          RECUSAL OF MEMBERS. THE PVWG WILL RECUSE FROM PARTICIPATING IN A SPECIFIC PROXY VOTE ANY PVWG MEMBERS (WHETHER VOTING OR EX OFFICIO) AND/OR ANY OTHER PERSON WHO (I) ARE PERSONALLY INVOLVED IN A MATERIAL CONFLICT OF INTEREST; OR (II) WHO, AS DETERMINED BY THE CONFLICTS REVIEW COMMITTEE, HAVE ACTUAL KNOWLEDGE OF A CIRCUMSTANCE OR FACT THAT COULD AFFECT THEIR INDEPENDENT JUDGMENT, IN RESPECT OF SUCH VOTE. THE PVWG WILL ALSO EXCLUDE FROM CONSIDERATION THE VIEWS OF ANY PERSON (WHETHER REQUESTED OR VOLUNTEERED) IF THE PVWG OR ANY MEMBER THEREOF KNOWS, OR IF THE CONFLICTS REVIEW COMMITTEE HAS DETERMINED, THAT SUCH OTHER PERSON HAS A MATERIAL CONFLICT OF INTEREST WITH RESPECT TO THE PARTICULAR PROXY, OR HAS ATTEMPTED TO INFLUENCE THE VOTE IN ANY MANNER PROHIBITED BY THESE POLICIES.

          IF, AFTER EXCLUDING ALL RELEVANT PVWG VOTING MEMBERS PURSUANT TO THE PARAGRAPH ABOVE, THERE ARE THREE OR MORE PVWG VOTING MEMBERS REMAINING, THOSE REMAINING PVWG MEMBERS WILL DETERMINE HOW TO VOTE THE PROXY IN ACCORDANCE WITH THESE POLICIES AND PROCEDURES. IF THERE ARE FEWER THAN THREE PVWG VOTING MEMBERS REMAINING, THE PVWG CHAIR WILL OBTAIN INSTRUCTIONS AS TO HOW TO HAVE THE PROXY VOTED FROM, IF TIME PERMITS, THE AFFECTED CLIENTS AND OTHERWISE FROM ISS.

          B.   Investment Companies and Affiliated Public Companies
               ____________________________________________________

               INVESTMENT COMPANIES. As reflected in the Guidelines, all proxies solicited by open-end and closed-end investment companies are voted in accordance with the pre-determined guidelines of ISS, unless the investment company client directs DeAM to vote differently on a specific proxy or specific categories of proxies. However, regarding investment companies for which DeAM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders (i.e., "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.

          AFFILIATED PUBLIC COMPANIES. For proxies solicited by non-investment company issuers of or within the Deutsche Bank organization, e.g., Deutsche bank itself, these proxies will be voted in the same proportion as the vote of other shareholders (i.e., "mirror" or "echo" voting).

          C.   OTHER PROCEDURES THAT LIMIT CONFLICTS OF INTEREST
               _________________________________________________

               DeAM and other entities in the Deutsche Bank organization have adopted a number of policies, procedures and internal controls that are designed to avoid various conflicts of interest, including those that may arise in connection with proxy voting, including:

     . DEUTSCHE BANK AMERICAS RESTRICTED ACTIVITIES POLICY. This policy provides for, among other things, independence of DeAM employees from CIB, and information barriers between DeAM and other affiliates. Specifically, no DeAM employee may be subject to the supervision or control of any employee of CIB. No DeAM employee shall have his or her compensation based upon his or her contribution to any business activity within the Bank outside of the business of DeAM, without the prior approval of Legal or Compliance. Further, no employee of CIB shall have any input into the compensation of a DeAM employee without the prior approval of Legal or Compliance. Under the information barriers section of this policy, as a general rule, DeAM employees who are associated with the investment process should have no contact with employees of Deutsche Bank or its affiliates, outside of PCAM, regarding specific clients, business matters, or initiatives. Further, under no circumstances should proxy votes be discussed with any Deutsche Bank employee outside of DeAM (and should only be discussed on a need-to-know basis within DeAM).

     . DEUTSCHE BANK AMERICAS INFORMATION BARRIERS FOR SECTIONS 13 AND 16, AND
          REG. M POLICY. This policy establishes information barriers between Deutsche Bank employees from CIB, on the one hand, and Deutsche Bank employees from PCAM. The information barriers depend upon PCAM and CIB personnel adhering to the certain limitations. For example, PCAM and CIB personnel may not share between themselves non-public, proprietary or confidential information. Further, PCAM and CIB personnel may not coordinate or seek to coordinate decision making with respect to particular securities transactions or groups of transactions, or with respect to the voting of particular securities. The policy also states that PCAM (particularly Deutsche Asset Management) and CIB do not employ common managing directors, officers and employees as a general policy matter, and imposes certain restrictions in the event that there are any such common directors, officers or employees

     Other relevant internal policies include the Deutsche Bank Americas Code of Professional Conduct, the Deutsche Bank Americas Confidential and Inside Information Policy, the Deutsche Asset Management Code of Ethics, the Sarbanes-Oxley Senior Officer Code of Ethics, and the Deutsche Bank Group Code of Conduct. The PVWG expects that these policies, procedures and internal controls will greatly reduce the chance that the PVWG (or, its members) would be involved in, aware of or influence by, an actual or apparent conflict of interest.

     V. RECORDKEEPING

DEAM WILL MAINTAIN A RECORD OF EACH VOTE CAST BY DEAM THAT INCLUDES AMONG OTHER THINGS, COMPANY NAME, MEETING DATE, PROPOSALS PRESENTED, VOTE CAST AND SHARES VOTED. IN ADDITION, THE PROXY DEPARTMENT MAINTAINS RECORDS FOR EACH OF THE PROXY BALLOTS IT VOTES. SPECIFICALLY, THE DEPARTMENT'S RECORDS INCLUDE, BUT ARE NOT LIMITED TO:

     . THE PROXY STATEMENT (AND ANY ADDITIONAL SOLICITATION MATERIALS) AND RELEVANT PORTIONS OF ANNUAL STATEMENTS.

     . ANY ADDITIONAL INFORMATION CONSIDERED IN THE VOTING PROCESS THAT MAY BE OBTAINED FROM AN ISSUING COMPANY, ITS AGENTS OR PROXY RESEARCH FIRMS.

     . ANALYST WORKSHEETS CREATED FOR STOCK OPTION PLAN AND SHARE INCREASE ANALYSES

     .    PROXY EDGE PRINT-SCREEN OF ACTUAL VOTE ELECTION.

In addition, DeAM will retain these Policies and Procedures and the Guidelines; will maintain records of client requests for proxy voting information; and will retain any documents the Proxy Department or the PVWG prepared that were material to making a voting decision or that memorialized the basis for a proxy voting decision.

The PVWG also will create and maintain appropriate records documenting its compliance with these Policies and Procedures, including records of its deliberations and decisions regarding conflicts of interest and their resolution.

DEAM WILL MAINTAIN THE ABOVE RECORDS IN AN EASILY ACCESSIBLE PLACE FOR NO LESS THAN SIX YEARS FROM THE END OF THE FISCAL YEAR DURING WHICH THE LAST ENTRY WAS MADE ON SUCH RECORD, THE FIRST THREE YEARS IN AN APPROPRIATE DEAM OFFICE.

With respect to DeAM's investment company clients, ISS will create and maintain records of each company's proxy voting record for 12-month periods ended June
30. DeAM will compile the following information for each matter relating to a portfolio security considered AT ANY SHAREHOLDER MEETING HELD DURING THE PERIOD COVERED by the report and with respect to which the company was entitled to vote:

     .    The name of the issuer of the portfolio security;

     . The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);

     . The Council on Uniform Securities Identification Procedures number for the portfolio security (if the number is available through reasonably practicable means);

     .    The shareholder meeting date;

     .    A brief identification of the matter voted on;

     . Whether the matter was proposed by the issuer or by a security holder; Whether the company cast its vote on the matter;

     . How the company cast its vote (E.G., for or against proposal, or abstain; for or withhold regarding election of directors); and

     .    Whether the company cast its vote for or against management.

     VI.  THE PVWG'S OVERSIGHT ROLE

IN ADDITION TO ADOPTING THE GUIDELINES AND MAKING PROXY VOTING DECISIONS ON MATTERS REFERRED TO IT AS SET FORTH ABOVE, THE PVWG WILL MONITOR THE PROXY VOTING PROCESS BY REVIEWING SUMMARY PROXY INFORMATION PRESENTED BY ISS. THE PVWG WILL USE THIS REVIEW PROCESS TO DETERMINE, AMONG OTHER THINGS, WHETHER ANY CHANGES SHOULD BE MADE TO THE GUIDELINES. THIS REVIEW WILL TAKE PLACE AT LEAST QUARTERLY AND WILL BE DOCUMENTED IN THE PVWG'S MINUTES.

Attachment A - Proxy Voting Guidelines
Exhibit 1 - List of Other Advisers

                                                                    Attachment A

                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

I.   BOARD OF DIRECTORS AND EXECUTIVES........................................81

     A. ELECTION OF DIRECTORS.................................................81

     B. CLASSIFIED BOARDS OF DIRECTORS........................................81

     C. BOARD AND COMMITTEE INDEPENDENCE......................................81

     D. LIABILITY AND INDEMNIFICATION OF DIRECTORS............................81

     E. QUALIFICATIONS OF DIRECTORS...........................................82

     F. REMOVAL OF DIRECTORS AND FILLING OF VACANCIES.........................82

     G. PROPOSALS TO FIX THE SIZE OF THE BOARD..................................

     H. PROPOSALS TO RESTRICT CHIEF EXECUTIVE OFFICER'S SERVICE ON MULTIPLE
BOARDS

II.  CAPITAL STRUCTURE........................................................82

     A. AUTHORIZATION OF ADDITIONAL SHARES....................................82

     B. AUTHORIZATION OF "BLANK CHECK" PREFERRED STOCK........................83

     C. STOCK SPLITS/REVERSE STOCK SPLITS.....................................83

     D. DUAL CLASS/SUPERVOTING STOCK..........................................83

     E. LARGE BLOCK ISSUANCE..................................................83

     F. RECAPITALIZATION INTO A SINGLE CLASS OF STOCK.........................83

     G. SHARE REPURCHASES.....................................................83

     H. REDUCTIONS IN PAR VALUE...............................................83

III.    CORPORATE GOVERNANCE ISSUES...........................................84

     A. CONFIDENTIAL VOTING...................................................84

     B. CUMULATIVE VOTING.....................................................84

     C. SUPERMAJORITY VOTING REQUIREMENTS.....................................84

     D. SHAREHOLDER RIGHT TO VOTE.............................................84

IV.     COMPENSATION..........................................................85

     A. EXECUTIVE AND DIRECTOR STOCK OPTION PLANS.............................85

     B. EMPLOYEE STOCK OPTION/PURCHASE PLANS..................................85

     C. GOLDEN PARACHUTES.....................................................86

     D. PROPOSALS TO LIMIT BENEFITS OR EXECUTIVE COMPENSATION.................86

     E. OPTION EXPENSING......................................................86

V.   ANTI-TAKEOVER RELATED ISSUES.............................................86

     A. SHAREHOLDER RIGHTS PLANS ("POISON PILLS").............................86

     B. REINCORPORATION.......................................................86

     C. FAIR-PRICE PROPOSALS..................................................87

     D. EXEMPTION FROM STATE TAKEOVER LAWS....................................87

     E. NON-FINANCIAL EFFECTS OF TAKEOVER BIDS................................87

VI.     MERGERS & ACQUISITIONS................................................87

VII.    SOCIAL & POLITICAL ISSUES.............................................87

     A. LABOR & HUMAN RIGHTS..................................................88

     B. ENVIRONMENTAL ISSUES..................................................88

     C. DIVERSITY & EQUALITY..................................................88

     D. HEALTH & SAFETY.......................................................88

     E. GOVERNMENT/MILITARY...................................................89

     F. TOBACCO...............................................................89

VIII.   MISCELLANEOUS ITEMS...................................................89

     A. RATIFICATION OF AUDITORS..............................................89

     B. LIMITATION OF NON-AUDIT SERVICES PROVIDED BY INDEPENDENT AUDITOR......89

     C. AUDIT FIRM ROTATION...................................................90

     D. TRANSACTION OF OTHER BUSINESS.........................................90

     E. MOTIONS TO ADJOURN THE MEETING........................................90

     F. BUNDLED PROPOSALS.....................................................90

     G. CHANGE OF COMPANY NAME................................................90

     H. PROPOSALS RELATED TO THE ANNUAL MEETING...............................90

     I. INVESTMENT COMPANY PROXIES............................................90

     J. INTERNATIONAL PROXY VOTING............................................91

--------------------------------------------------------------------------------

These Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which DeAM or an affiliate serves as investment adviser or sponsor.

I.   Board of Directors and Executives
A. Election of Directors

Routine: DeAM Policy is to vote "for" the uncontested election of directors. Votes for a director in an uncontested election will be withheld in cases where a director has shown an inability to perform his/her duties in the best interests of the shareholders.

Proxy contest: In a proxy contest involving election of directors, a case-by-case voting decision will be made based upon analysis of the issues involved and the merits of the incumbent and dissident slates of directors. DeAM will incorporate the decisions of a third party proxy research vendor, currently, Institutional Shareholder Services ("ISS") subject to review by the Proxy Voting Working Group (PVWG) as set forth in the Deutsche Asset Management
(DeAM)'s Proxy Voting Policies and Procedures.

Rationale: The large majority of corporate directors fulfill their fiduciary obligation and in most cases support for management's nominees is warranted. As the issues relevant to a contested election differ in each instance, those cases must be addressed as they arise.
B. Classified Boards of Directors

DeAM policy is to vote against proposals to classify the board and for proposals to repeal classified boards and elect directors annually.

Rationale: Directors should be held accountable on an annual basis. By entrenching the incumbent board, a classified board may be used as an anti-takeover device to the detriment of the shareholders in a hostile take-over situation.
C. Board and Committee Independence

DeAM policy is to vote:
1. "For" proposals that require that a certain percentage (majority up to 66 2/3%) of members of a board of directors be comprised of independent or unaffiliated directors.
2. "For" proposals that require all members of a company's compensation, audit or nominating committees to be independent or unaffiliated directors.
3. "Against" shareholder proposals to require the addition of special interest, or constituency, representatives to boards of directors.
4.   "For" separation of the Chairman and CEO positions.

Rationale: Board independence is a cornerstone of effective governance and accountability. A board that is sufficiently independent from management assures that shareholders' interests are adequately represented.

D. Liability and Indemnification of Directors

DeAM policy is to vote "for" management proposals to limit directors' liability and to broaden the indemnification of directors, unless broader indemnification or limitations on directors' liability would affect shareholders' interests in pending litigation.

Rationale: While shareholders want directors and officers to be responsible for their actions, it is not in the best interests of the shareholders for them to be to risk averse. If the risk of personal liability is too great, companies may not be able to find capable directors willing to serve. We support expanding liability only for actions taken in good faith and not for serious violations of fiduciary obligation or negligence.
E. Qualifications of Directors

DeAM policy is to follow management's recommended vote on either management or shareholder proposals that set retirement ages for directors or require specific levels of stock ownership by directors.

Rationale: As a general rule, the board of directors, and not the shareholders, is most qualified to establish qualification policies.
F. Removal of Directors and Filling of Vacancies

DeAM policy is to vote "against" proposals that include provisions that directors may be removed only for cause or proposals that include provisions that only continuing directors may fill board vacancies.

Rationale: Differing state statutes permit removal of directors with or without cause. Removal of directors for cause usually requires proof of self-dealing, fraud or misappropriation of corporate assets, limiting shareholders' ability to remove directors except under extreme circumstances. Removal without cause requires no such showing.

Allowing only incumbent directors to fill vacancies can serve as an anti-takeover device, precluding shareholders from filling the board until the next regular election.
G. Proposals to Fix the Size of the Board

DeAM policy is to vote:
1. "For" proposals to fix the size of the board unless: (a) no specific reason for the proposed change is given; or (b) the proposal is part of a package of takeover defenses.
2. "Against" proposals allowing management to fix the size of the board without shareholder approval.

Rationale: Absent danger of anti-takeover use, companies should be granted a reasonable amount of flexibility in fixing the size of its board.

H. PROPOSALS TO RESTRICT CHIEF EXECUTIVE OFFICER'S SERVICE ON MULTIPLE BOARDS

DeAM policy is to vote "For" proposals to restrict a Chief Executive Officer from serving on more than three outside boards of directors.

Rationale: Chief Executive Officer must have sufficient time to ensure that shareholders' interests are represented adequately.

II.  Capital Structure
A. Authorization of Additional Shares

DeAM policy is to vote "for" proposals to increase the authorization of existing classes of stock that do not exceed a 3:1 ratio of shares authorized to shares outstanding for a large cap company, and do not exceed a 4:1 ratio of shares authorized to shares outstanding for a small-midcap company (companies having a market capitalization under one billion U.S. dollars.).

Rationale: While companies need an adequate number of shares in order to carry on business, increases requested for general financial flexibility must be limited to protect shareholders from their potential use as an anti-takeover device. Requested increases for specifically designated, reasonable business purposes (stock split, merger, etc.) will be considered in light of those purposes and the number of shares required.

B. Authorization of "Blank Check" Preferred Stock

DeAM policy is to vote:
1. "Against" proposals to create blank check preferred stock or to increase the number of authorized shares of blank check preferred stock unless the company expressly states that the stock will not be used for anti-takeover purposes and will not be issued without shareholder approval.
2. "For" proposals mandating shareholder approval of blank check stock placement.

Rationale: Shareholders should be permitted to monitor the issuance of classes of preferred stock in which the board of directors is given unfettered discretion to set voting, dividend, conversion and other rights for the shares issued.
C. Stock Splits/Reverse Stock Splits

DeAM policy is to vote "for" stock splits if a legitimate business purpose is set forth and the split is in the shareholders' best interests. A vote is cast "for" a reverse stock split only if the number of shares authorized is reduced in the same proportion as the reverse split or if the effective increase in authorized shares (relative to outstanding shares) complies with the proxy guidelines for common stock increases (see, Section II.A, above.)

Rationale: Generally, stock splits do not detrimentally affect shareholders. Reverse stock splits, however, may have the same result as an increase in authorized shares and should be analyzed accordingly.
D. Dual Class/Supervoting Stock

DeAM policy is to vote "against" proposals to create or authorize additional shares of super-voting stock or stock with unequal voting rights.

Rationale: The "one share, one vote" principal ensures that no shareholder maintains a voting interest exceeding their equity interest in the company.
E. Large Block Issuance

DeAM policy is to address large block issuances of stock on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm (currently ISS) subject to review by the PVWG as set forth in DeAM's Proxy Policies and Procedures.
Additionally, DeAM supports proposals requiring shareholder approval of large block issuances.

Rationale: Stock issuances must be reviewed in light of the business circumstances leading to the request and the potential impact on shareholder value.
F. Recapitalization into a Single Class of Stock

DeAM policy is to vote "for" recapitalization plans to provide for a single class of common stock, provided the terms are fair, with no class of stock being unduly disadvantaged.

Rationale: Consolidation of multiple classes of stock is a business decision that may be left to the board and/management if there is no adverse effect on shareholders.
G. Share Repurchases

DeAM policy is to vote "for" share repurchase plans provided all shareholders are able to participate on equal terms.

Rationale: Buybacks are generally considered beneficial to shareholders because they tend to increase returns to the remaining shareholders.
H. Reductions in Par Value

DeAM policy is to vote "for" proposals to reduce par value, provided a legitimate business purpose is stated (e.g., the reduction of corporate tax responsibility.)

Rationale: Usually, adjustments to par value are a routine financial decision with no substantial impact on shareholders.

III. Corporate Governance Issues
A. Confidential Voting

DeAM policy is to vote "for" proposals to provide for confidential voting and independent tabulation of voting results and to vote "against" proposals to repeal such provisions.

Rationale: Confidential voting protects the privacy rights of all shareholders. This is particularly important for employee-shareholders or shareholders with business or other affiliations with the company, who may be vulnerable to coercion or retaliation when opposing management. Confidential voting does not interfere with the ability of corporations to communicate with all shareholders, nor does it prohibit shareholders from making their views known directly to management.
B. Cumulative Voting

DeAM policy is to vote "for" shareholder proposals requesting cumulative voting and "against" management proposals to eliminate it. However, the protections afforded shareholders by cumulative voting are not necessary when a company has a history of good performance AND does not have a concentrated ownership interest. Accordingly, a vote is cast "for" cumulative voting and "against" proposals to eliminate it unless:
a) The company has a five year return on investment greater than the relevant industry index,
b) All directors and executive officers as a group beneficially own less than 10% of the outstanding stock, AND
c) No shareholder (or voting block) beneficially owns 15% or more of the company.

Thus, failure of any one of the three criteria results in a vote for cumulative voting in accordance with the general policy.

Rationale: Cumulative voting is a tool that should be used to ensure that holders of a significant number of shares may have board representation, however, the presence of other safeguards may make their use unnecessary.
C. Supermajority Voting Requirements

DeAM policy is to vote "against" management proposals to require a supermajority vote to amend the charter or bylaws and to vote "for" shareholder proposals to modify or rescind existing supermajority requirements. *Exception made when company holds a controlling position and seeks to lower threshold to maintain control and/or make changes to corporate by-laws.

Rationale: Supermajority voting provisions violate the democratic principle that a simple majority should carry the vote. Setting supermajority requirements may make it difficult or impossible for shareholders to remove egregious by-law or charter provisions. Occasionally, a company with a significant insider held position might attempt to lower a supermajority threshold to make it easier for management to approve provisions that may be detrimental to shareholders. In that case, it may not be in the shareholders interests to lower the supermajority provision.
D. Shareholder Right to Vote

DeAM policy is to vote "against" proposals that restrict the right of shareholders to call special meetings, amend the bylaws, or act by written consent. Policy is to vote "for" proposals that remove such restrictions.

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


Rationale: Any reasonable means whereby shareholders can make their views known to management or affect the governance process should be supported.

IV.  Compensation

Annual Incentive Plans or Bonus Plans are often submitted to shareholders for approval. These plans typically award cash to executives based on company performance. Deutsche Bank believes that the responsibility for executive compensation decisions rest with the board of directors and/or the compensation committee, and its policy is not to second-guess the board's award of cash compensation amounts to executives unless a particular award or series of awards is deemed excessive. If stock options are awarded as part of these bonus or incentive plans, the provisions must meet Deutsche Bank's criteria regarding stock option plans, or similar stock-based incentive compensation schemes, as set forth below.
A. Executive and Director Stock Option Plans

DeAM policy is to vote "for" stock option plans that meet the following criteria:
(1) The resulting dilution of existing shares is less than (a) 15 percent of outstanding shares for large capital corporations or (b) 20 percent of outstanding shares for small-mid capital companies (companies having a market capitalization under one billion U.S. dollars.)
(2) The transfer of equity resulting from granting options at less than FMV is no greater than 3% of the over-all market capitalization of large capital corporations, or 5% of market cap for small-mid capital companies.
(3) The plan does not contain express repricing provisions and, in the absence of an express statement that options will not be repriced; the company does not have a history of repricing options.
(4)  The plan does not grant options on super-voting stock.

DeAM will support performance-based option proposals as long as a) they do not mandate that all options granted by the company must be performance based, and
b) only certain high-level executives are subject to receive the performance based options.

DeAM will support proposals to eliminate the payment of outside director pensions.

Rationale: Determining the cost to the company and to shareholders of stock-based incentive plans raises significant issues not encountered with cash-based compensation plans. These include the potential dilution of existing shareholders' voting power, the transfer of equity out of the company resulting from the grant and execution of options at less than FMV and the authority to reprice or replace underwater options. Our stock option plan analysis model seeks to allow reasonable levels of flexibility for a company yet still protect shareholders from the negative impact of excessive stock compensation. Acknowledging that small mid-capital corporations often rely more heavily on stock option plans as their main source of executive compensation and may not be able to compete with their large capital competitors with cash compensation, we provide slightly more flexibility for those companies.
B. Employee Stock Option/Purchase Plans

DeAM policy is to vote for employee stock purchase plans (ESPPs) when the plan complies with Internal Revenue Code 423, allowing non-management employees to purchase stock at 85% of FMV.

DeAM policy is to vote "for" employee stock option plans (ESOPs) provided they meet the standards for stock option plans in general. However, when computing dilution and transfer of equity, ESOPs are considered independently from executive and director option plans.

Rationale: ESOPs and ESPPs encourage rank-and-file employees to acquire an ownership stake in the companies they work for and have been shown to promote employee loyalty and improve productivity.

C. Golden Parachutes

DeAM policy is to vote "for" proposals to require shareholder approval of golden parachutes and for proposals that would limit golden parachutes to no more than three times base compensation. Policy is to vote "against" more restrictive shareholder proposals to limit golden parachutes.

Rationale: In setting a reasonable limitation, DeAM considers that an effective parachute should be less attractive than continued employment and that the IRS has opined that amounts greater than three times annual salary are excessive.
D. Proposals to Limit Benefits or Executive Compensation

DeAM policy is to vote "against"
1.   Proposals to limit benefits, pensions or compensation and
2. Proposals that request or require disclosure of executive compensation greater than the disclosure required by Securities and Exchange Commission
     (SEC) regulations.

Rationale: Levels of compensation and benefits are generally considered to be day-to-day operations of the company, and are best left unrestricted by arbitrary limitations proposed by shareholders.
E. Option Expensing

DeAM policy is to support proposals requesting companies to expense stock options.

Rationale: Although companies can choose to expense options voluntarily, the Financial Accounting Standards Board (FASB) does not yet require it, instead allowing companies to disclose the theoretical value of options as a footnote. Because the expensing of stock options lowers earnings, most companies elect not to do so. Given the fact that options have become an integral component of compensation and their exercise results in a transfer of shareholder value, DeAM agrees that their value should not be ignored and treated as "no cost" compensation. The expensing of stock options would promote more modest and appropriate use of stock options in executive compensation plans and present a more accurate picture of company operational earnings.

V.   Anti-Takeover Related Issues
A. Shareholder Rights Plans ("Poison Pills")

DeAM policy is to vote "for" proposals to require shareholder ratification of poison pills or that request boards to redeem poison pills, and to vote "against" the adoption of poison pills if they are submitted for shareholder ratification.

Rationale: Poison pills are the most prevalent form of corporate takeover defenses and can be (and usually are) adopted without shareholder review or consent. The potential cost of poison pills to shareholders during an attempted takeover outweighs the benefits.
B. Reincorporation

DeAM policy is to examine reincorporation proposals on a case-by-case basis. The voting decision is based on: (1) differences in state law between the existing state of incorporation and the proposed state of incorporation; and (2) differences between the existing and the proposed charter/bylaws/articles of incorporation and their effect on shareholder rights. If changes resulting from the proposed reincorporation violate the corporate governance principles set forth in these guidelines, the reincorporation will be deemed contrary to shareholder's interests and a vote cast "against."

Rationale: Reincorporations can be properly analyzed only by looking at the advantages and disadvantages to their shareholders. Care must be taken that anti-takeover protection is not the sole or primary result of a proposed change.
C. Fair-Price Proposals

DeAM policy is to vote "for" management fair-price proposals, provided that: (1) the proposal applies only to two-tier offers; (2) the proposal sets an objective fair-price test based on the highest price that the acquirer has paid for a company's shares; (3) the supermajority requirement for bids that fail the fair-price test is no higher than two-thirds of the outstanding shares; (4) the proposal contains no other anti-takeover provisions or provisions that restrict shareholders rights.
A vote is cast for shareholder proposals that would modify or repeal existing fair-price requirements that do not meet these standards.

Rationale: While fair price provisions may be used as anti-takeover devices, if adequate provisions are included, they provide some protection to shareholders who have some say in their application and the ability to reject those protections if desired.
D. Exemption from state takeover laws

DeAM policy is to vote "for" shareholder proposals to opt out of state takeover laws and to vote "against" management proposals requesting to opt out of state takeover laws.

Rationale: Control share statutes, enacted at the state level, may harm long-term share value by entrenching management. They also unfairly deny certain shares their inherent voting rights.

E. Non-financial Effects of Takeover Bids

Policy is to vote "against" shareholder proposals to require consideration of non-financial effects of merger or acquisition proposals.

Rationale: Non-financial effects may often be subjective and are secondary to DeAM's stated purpose of acting in its client's best economic interest.

VI.  Mergers & Acquisitions

Evaluation of mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) are performed on a case-by-case basis incorporating information from an independent proxy research source (currently ISS.) Additional resources including portfolio management and research analysts may be considered as set forth in DeAM's Policies and Procedures.

VII. Social & Political Issues

With increasing frequency, shareholder proposals are submitted relating to social and political responsibility issues. Almost universally, the company management will recommend a vote "against" these proposals. These types of proposals cover an extremely wide range of issues. Many of the issues tend to be controversial and are subject to more than one reasonable, yet opposing, theory of support. More so than with other types of proxy proposals, social and political responsibility issues may not have a connection to the economic and corporate governance principles affecting shareholders' interests. DeAM's policy regarding social and political responsibility issues, as with any other issue, is designed to protect our client shareholders' economic interests.

Occasionally, a distinction is made between a shareholder proposal requesting direct action on behalf of the board and a request for a report on (or disclosure of) some information. In order to avoid unduly burdening any company with reporting requirements, DeAM's policy is to vote against shareholder proposals that demand additional disclosure or reporting than is required by the Securities and Exchange Commission unless it appears there is a legitimate issue and the company has not adequately addressed shareholders' concerns.

A. Labor & Human Rights

DeAM policy is to vote "against" adopting global codes of conduct or workplace standards exceeding those mandated by law.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies
B. Environmental Issues

DeAM policy is to vote "against" the adoption of the CERES Principles or other similar environmental mandates (E.G., those relating to Greenhouse gas emissions or the use of nuclear power).

Rationale: Environmental issues are extensively regulated by outside agencies and compliance with additional requirements often involve significant cost to companies.
C. Diversity & Equality

1. DeAM policy is to vote "against" shareholder proposals to force equal employment opportunity, affirmative action or board diversity.

Rationale: Compliance with State and Federal legislation along with information made available through filings with the EEOC provides sufficient assurance that companies act responsibly and make information public.

2. DeAM policy is also to vote "against" proposals to adopt the MacBride Principles. The MacBride Principles promote fair employment, specifically regarding religious discrimination.

Rationale: Compliance with the Fair Employment Act of 1989 makes adoption of the MacBride Principles redundant. Their adoption could potentially lead to charges of reverse discrimination.

D. Health & Safety

1. DeAM policy is to vote "against" adopting a pharmaceutical price restraint policy or reporting pricing policy changes.

Rationale: Pricing is an integral part of business for pharmaceutical companies and should not be dictated by shareholders (particularly pursuant to an arbitrary formula.) Disclosing pricing policies may also jeopardize a company's competitive position in the marketplace.

2. DeAM policy is to vote "against" shareholder proposals to control the use or labeling of and reporting on genetically engineered products.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies.

E. Government/Military

1. DeAM policy is to vote against shareholder proposals regarding the production or sale of military arms or nuclear or space-based weapons, including proposals seeking to dictate a company's interaction with a particular foreign country or agency.

Rationale: Generally, management is in a better position to determine what products or industries a company can and should participate in. Regulation of the production or distribution of military supplies is, or should be, a matter of government policy.

2. DeAM policy is to vote "against" shareholder proposals regarding political contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

3. DeAM policy is to vote "against" shareholder proposals regarding charitable contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.
F. Tobacco

1. DeAM policy is to vote "against" shareholder proposals requesting additional standards or reporting requirements for tobacco companies as well as "against" requesting companies to report on the intentional manipulation of nicotine content.

Rationale: Where a tobacco company's actions meet the requirements of legal and industry standards, imposing additional burdens may detrimentally affect a company's ability to compete. The disclosure of nicotine content information could affect the company's rights in any pending or future litigation.

2. Shareholder requests to spin-off or restructure tobacco businesses will be opposed.

Rationale: These decisions are more appropriately left to the Board and management, and not to shareholder mandate.

VIII. Miscellaneous Items

A. Ratification of Auditors

DeAM policy is to vote "for" a) the management recommended selection of auditors and b) proposals to require shareholder approval of auditors.

Rationale: Absent evidence that auditors have not performed their duties adequately, support for management's nomination is warranted.
B. Limitation of non-audit services provided by independent auditor

DeAM policy is to support proposals limiting non-audit fees to 50% of the aggregate annual fees earned by the firm retained as a company's independent auditor.

Rationale: In the wake of financial reporting problems and alleged audit failures at a number of companies, DeAM supports the general principle that companies should retain separate firms for audit and consulting services to avoid potential conflicts of interest. However, given the protections afforded by the recently enacted Sarbanes-Oxley Act of 2002 (which requires Audit Committee pre-approval for non-audit services and prohibits auditors from providing specific types of services), and the fact that some non-audit services are legitimate audit-related services, complete separation of audit and consulting fees may not be warranted. A reasonable limitation is appropriate to help ensure auditor independence and it is reasonable to expect that audit fees exceed non-audit fees.
C. Audit firm rotation

DeAM policy is to support proposals seeking audit firm rotation unless the rotation period sought is less than five years.

Rationale: While the Sarbanes-Oxley Act mandates that the lead audit partner be switched every five years, DeAM believes that rotation of the actual audit firm would provide an even stronger system of checks and balances on the audit function.
D. Transaction of Other Business

DeAM policy is to vote against "transaction of other business" proposals.

Rationale: This is a routine item to allow shareholders to raise other issues and discuss them at the meeting. As the nature of these issues may not be disclosed prior to the meeting, we recommend a vote against these proposals. This protects shareholders voting by proxy (and not physically present at a meeting) from having action taken at the meeting that they did not receive proper notification of or sufficient opportunity to consider.
E. Motions to Adjourn the Meeting

DeAM Policy is to vote against proposals to adjourn the meeting.

Rationale: Management may seek authority to adjourn the meeting if a favorable outcome is not secured. Shareholders should already have had enough information to make a decision. Once votes have been cast, there is no justification for management to continue spending time and money to press shareholders for support.
F. Bundled Proposals

DeAM policy is to vote against bundled proposals if any bundled issue would require a vote against it if proposed individually.

Rationale: Shareholders should not be forced to "take the good with the bad" in cases where the proposals could reasonably have been submitted separately.
G. Change of Company Name

DeAM policy is to support management on proposals to change the company name.

Rationale: This is generally considered a business decision for a company.
H. Proposals Related to the Annual Meeting

DeAM Policy is to vote in favor of management for proposals related to the conduct of the annual meeting (meeting time, place, etc.)

Rationale: These are considered routine administrative proposals.
I. Investment Company Proxies

Proxies solicited by investment companies are voted in accordance with the recommendations of an independent third party, currently ISS. However, regarding investment companies for which DeAM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders. Proxies solicited by master funds from feeder funds will be voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.

Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. For example, DeAM could vote "for" staggered boards of closed-end investment companies, although DeAM generally votes "against" staggered boards for operating companies. Further, the manner in which DeAM votes investment company proxies may differ from proposals for which a DeAM-advised investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are voted in accordance with the pre-determined guidelines of an independent third-party.
J. International Proxy Voting

The above guidelines pertain to issuers organized in the United States or Canada. Proxies solicited by other issuers are voted in accordance with the recommendations of an independent third party, currently ISS.

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                                                                       Exhibit 1

            List of Advisers Covered by these Policies and Procedures

          DEUTSCHE ASSET MANAGEMENT INC.
          DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.
          INVESTMENT COMPANY CAPITAL CORP.
          DEUTSCHE ASSET MANAGEMENT INVESTMENT SERVICES

                      MORGAN STANLEY INVESTMENT MANAGEMENT
                       PROXY VOTING POLICY AND PROCEDURES

I.   POLICY STATEMENT

Introduction - Morgan Stanley Investment Management's ("MSIM") policy and procedures for voting proxies ("Proxy Voting Policy and Procedures") with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies. The policy and procedures and general guidelines in this section will be reviewed and, updated, as necessary, to address new or revised proxy voting issues. The MSIM entities covered by these policies and procedures currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to as the "MSIM Funds"), each MSIM Affiliate will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors or Trustees of the MSIM Funds. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the Investment Management or Investment Advisory Agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy unless to do so would be inconsistent with applicable laws or regulations or the MSIM Affiliate's fiduciary responsibility.

Proxy Research Services - To assist the MSIM Affiliates in their responsibility for voting proxies and the overall global proxy voting process, Institutional Shareholder Services ("ISS") and the Investor Responsibility Research Center ("IRRC") have been retained as experts in the proxy voting and corporate governance area. ISS and IRRC are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians,consultants, and other institutional investors. The services provided to MSIM Affiliates include in-depth research, global issuer analysis, and voting recommendations. While the MSIM Affiliates may review and utilize the ISS recommendations in making proxy voting decisions, they are in no way obligated to follow the ISS recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the proxy research services.

Voting Proxies for Certain Non-US Companies - While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings;
(iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person,
(v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, after weighing the costs and benefits to MSIM's clients of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-US proxies.

II.  GENERAL PROXY VOTING GUIDELINES

To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) these Proxy Voting Policies and Procedures, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may, pursuant to the procedures set forth in Section IV. below, vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee and is consistent with the Client Proxy Standard.

III. GUIDELINES

A.   Management Proposals

     1. When voting on routine ballot items, unless otherwise determined by the Proxy Review Committee, the following proposals will be voted in support of management.

..    Selection or ratification of auditors.

..    Approval of financial statements, director and auditor reports.

..    General updating/corrective amendments to the charter.

..    Proposals to limit Directors' liability and/or broaden indemnification of
     Directors.

..    Proposals requiring that a certain percentage (up to 66 2/3%) of the company's Board members be independent Directors.

..    Proposals requiring that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

..    Proposals recommending set retirement ages or requiring specific levels of stock ownership by Directors.

..    Proposals to eliminate cumulative voting.

..    Proposals to eliminate preemptive rights.

..    Proposals for confidential voting and independent tabulation of voting results.

..    Proposals related to the conduct of the annual meeting except those proposals that relate to the "transaction of such other business which may come before the meeting."

     2. Election of Directors, In situations where no conflict exists, and where no specific governance deficiency has been noted, unless otherwise determined by the Proxy Review Committee, proxies will be voted in support of nominees of management.

     Unless otherwise determined by the Proxy Review Committee, a withhold vote will be made where:

     (i) A nominee has, or any time during the previous five years had, a relationship with the issuer (e.g., investment banker, counsel or other professional service provider, or familial relationship with a senior officer of the issuer) that may impair his or her independence.;

     (ii) A direct conflict exists between the interests of the nominee and the public shareholders; or

     (iii)Where the nominees standing for election have not taken action to implement generally accepted governance practices for which there is a "bright line" test. These would include elimination of dead hand or slow hand poison pills, requiring Audit, Compensation or Nominating Committees to be composed of independent directors and requiring a majority independent board.

     3. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, unless otherwise determined by the Proxy Review Committee, will be voted in support of management.

       Capitalization changes

..    Proposals relating to capitalization changes that eliminate other classes of stock and voting rights.

..    Proposals to increase the authorization of existing classes of common stock
     (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

..    Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

..    Proposals for share repurchase plans.

..    Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

..    Proposals to effect stock splits.

..    Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

     Compensation

..    Proposals relating to Director fees, provided the amounts are not excessive relative to other companies in the country or industry.

..    Proposals for employee stock purchase plans that permit discounts up to
     15%, but only for grants that are part of a broad based employee plan, including all non-executive employees.

..    Proposals for the establishment of employee stock option Plans and other employee ownership plans.

..    Proposals for the establishment of employee retirement and severance plans

     Anti-Takeover Matters

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..    Proposals to modify or rescind existing supermajority vote requirements to amend the charters or bylaws.

..    Proposals relating to the adoption of anti-greenmail provisions provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

     4. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, unless otherwise determined by the Proxy Review Committee, will be voted against (notwithstanding management support).

..    Proposals to establish cumulative voting rights in the election of directors.

..    Proposals relating to capitalization changes that add classes of stock which substantially dilute the voting interests of existing shareholders.

..    Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

..    Proposals to create "blank check" preferred stock.

..    Proposals relating to changes in capitalization by 100% or more.

..    Compensation proposals that allow for discounted stock options that have not been offered to employees in general.

..    Proposals to amend bylaws to require a supermajority shareholder vote to pass or repeal certain provisions.

..    Proposals to indemnify auditors.

     5. The following types of non-routine proposals, which potentially may have a substantive financial or best interest impact on an issuer, will be voted as determined by the Proxy Review Committee.

     Corporate Transactions

..    Proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, ISS and IRRC research and analysis will be used along with MSIM Affiliates' research and analysis, including, among other things, MSIM internal company-specific knowledge.

..    Proposals relating to change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.

..    Proposals relating to shareholders rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions that prevent legitimate offers from proceeding.

..    Proposals relating to Executive/Director stock option plans. Generally, stock option plans should meet the following criteria:

     (i) The stock option plan should be incentive based;

     (ii) For mature companies, should be no more than 5% of the issued capital at the time of approval;

     (iii)For growth companies, should be no more than 10% of the issued capital at the time of approval.

     Anti-Takeover Provisions

..    Proposals requiring shareholder ratification of poison pills.

..    Proposals relating to anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter the appropriate tender offers and other offers.

B.   Shareholder Proposals

1. The following shareholder proposals will be supported, unless otherwise determined by the Proxy Review Committee:

..    Proposals requiring auditors to attend the annual meeting of shareholders.

..    Proposals requiring non-U.S. companies to have a separate Chairman and CEO.

..    Proposals requiring that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

Proposals requiring that a certain percentage of the company's members be comprised of independent and unaffiliated Directors.

..    Proposals requiring diversity of Board membership relating to broad based social, religious or ethnic groups.

..    Proposals requiring confidential voting.

..    Proposals to reduce or eliminate supermajority voting requirements.

..    Proposals requiring shareholder approval for a shareholder rights plan or poison pill.

..    Proposals to require the company to expense stock options.

2. The following shareholder proposals will be voted as determined by the Proxy Review Committee.

..    Proposals that limit tenure of directors.

..    Proposals to limit golden parachutes.

..    Proposals requiring directors to own large amounts of stock to be eligible for election.

..    Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations.

..    Proposals that limit retirement benefits or executive compensation.

..    Proposals requiring shareholder approval for bylaw or charter amendments.

..    Proposals requiring shareholder approval of executive compensation.

..    Proposals requiring shareholder approval of golden parachutes.

..    Proposals to eliminate certain anti-takeover related provisions.

..    Proposals to prohibit payment of greenmail.

3. The following shareholder proposals generally will not be supported, unless otherwise determined by the Proxy Review Committee.

..    Proposals to declassify the Board of Directors (if management supports a classified board).

..    Proposals requiring a U.S. company to have a separate Chairman and CEO.

..    Proposal requiring that the company prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders.

..    Proposals to add restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or best interest impact to the shareholders.

Proposals that require inappropriate endorsements or corporate actions. o
     Proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate.

IV.  ADMINISTRATION OF PROXY POLICY AND PROCEDURES

A.   Proxy Review Committee

     1. The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing MSIM's Proxy Voting Policy and Procedures and, in this regard, has expressly adopted them.

     (a) The Committee, which is appointed by MSIM's Chief Investment Officer ("CIO"), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. The Committee is responsible for establishing MSIM's proxy voting policy and guidelines and determining how MSIM will vote proxies on an ongoing basis.

     (b) The Committee will periodically review and have the authority to amend, as necessary, these Proxy Voting Policy and Procedures and establish and direct voting positions consistent with the Client Proxy Standard.

     (c) The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to MSIM's Proxy Voting Policy and Procedures; and (2) review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Proxy Voting Policy and Procedures (and any amendments to them and/or any additional guidelines or procedures it may adopt).

     (d) The Committee will meet on an ad hoc basis to (among other matters):
     (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Proxy Voting Policy and Procedures); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in these Policy and Procedures; and (3) determine how to vote matters for which specific direction has not been provided in these Policy and Procedures. Split votes will generally not be approved within a single Global Investor Group team. The Committee may take into account ISS and IRRC recommendations and research as well as any other relevant information they may request or receive.

     (e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee shall be comprised of the Chariman of the Proxy Review Committee, the Compliance Director for the area of the firm involved or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee and MSIM's Chief Investment Officer or his/her designee. The Special Committee may request the assistance of MSIM's General Counsel or his/her designee and will have sole discretion to cast a vote. In addition to the research provided by ISS and IRRC, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

     (f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

     (g) The Committee and Special Committee, or their designee(s), will timely communicate to applicable portfolio managers, the Compliance Departments and, as necessary to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

B.   Identification of Material Conflicts of Interest

     1. If there is a possibility that a vote may involve a material conflict of interest, the vote must be decided by the Special Committee in consultation with MSIM's General Counsel or his/her designee.

     2. A material conflict of interest could exist in the following situations, among others:

     (a) The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer;

     (b) The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates; or

     (c) Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed)

C.   Proxy Voting Reports

     (a) MSIM will promptly provide a copy of these Policy and Procedures to any client requesting them. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account.

     (b) MSIM's legal department is responsible for filing an annual Form N-PX on behalf of each registered management investment company for which such filing is required, indicating how all proxies were voted with respect to such investment company's holdings.

                       STATEMENT OF ADDITIONAL INFORMATION

                           THE TRAVELERS SERIES TRUST

                        CONVERTIBLE SECURITIES PORTFOLIO
                       DISCIPLINED MID CAP STOCK PORTFOLIO
                             EQUITY INCOME PORTFOLIO
                         FEDERATED HIGH YIELD PORTFOLIO
                            FEDERATED STOCK PORTFOLIO
                               LARGE CAP PORTFOLIO
                     MONDRIAN INTERNATIONAL STOCK PORTFOLIO
                (FORMERLY, LAZARD INTERNATIONAL STOCK PORTFOLIO)
                          MFS MID CAP GROWTH PORTFOLIO
                               MFS VALUE PORTFOLIO
                        MERCURY LARGE CAP CORE PORTFOLIO
               (FORMERLY, MERRILL LYNCH LARGE CAP CORE PORTFOLIO)
                             PIONEER FUND PORTFOLIO
                        TRAVELERS QUALITY BOND PORTFOLIO
                      U.S. GOVERNMENT SECURITIES PORTFOLIO
                  ZERO COUPON BOND FUND PORTFOLIO (SERIES 2005)
                         PIONEER MID CAP VALUE PORTFOLIO
                           STRATEGIC EQUITY PORTFOLIO
                       AIM CAPITAL APPRECIATION PORTFOLIO
                         VAN KAMPEN ENTERPRISE PORTFOLIO
                           MFS TOTAL RETURN PORTFOLIO
             SALOMON BROTHERS STRATEGIC TOTAL RETURN BOND PORTFOLIO
                       TRAVELERS MANAGED INCOME PORTFOLIO
                       PIONEER STRATEGIC INCOME PORTFOLIO
                 STYLE FOCUS SERIES: SMALL CAP GROWTH PORTFOLIO
                  STYLE FOCUS SERIES: SMALL CAP VALUE PORTFOLIO
           MANAGED ALLOCATION SERIES: CONSERVATIVE STRATEGY PORTFOLIO
             MANAGED ALLOCATION SERIES: MODERATE STRATEGY PORTFOLIO
       MANAGED ALLOCATION SERIES: MODERATE-CONSERVATIVE STRATEGY PORTFOLIO
        MANAGED ALLOCATION SERIES: MODERATE-AGGRESSIVE STRATEGY PORTFOLIO
            MANAGED ALLOCATION SERIES: AGGRESSIVE STRATEGY PORTFOLIO

L-11788S                                                          TIC Ed 05-2005

                        METROPOLITAN SERIES FUND, INC.

                      STATEMENT OF ADDITIONAL INFORMATION

                                  MAY 1, 2005

This Statement of Additional Information ("SAI") is not a prospectus. This SAI relates to the prospectuses of Metropolitan Series Fund, Inc. (the "Fund") dated May 1, 2005, as any prospectus may be supplemented or amended from time to time (the "Prospectus"), and should only be read, with respect to a Portfolio, along with the Prospectus for that Portfolio. The annual report of the Fund for the year ending December 31, 2004 accompanies this SAI and is incorporated by reference. A copy of the Prospectus and the annual report may be obtained from Metropolitan Series Fund, Inc., c/o Metropolitan Life Insurance Company, Attn: Annuity Fulfillment Unit - MSF, 1600 Division Road, West Warwick, Rhode Island 02893 or by calling (800) 638-7732.

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
   GENERAL                                                                   1

   INVESTMENT OBJECTIVES AND POLICIES                                        1

   INVESTMENT RESTRICTIONS                                                  14

   INVESTMENT PRACTICES                                                     26

   DISCLOSURE OF PORTFOLIO HOLDINGS                                         50

   RESOLVING MATERIAL CONFLICTS                                             51

   DETERMINATION OF NET ASSET VALUES                                        51

   EXPENSES                                                                 53

   DIRECTORS AND OFFICERS                                                   54

   ADVISORY ARRANGEMENTS                                                    61

   PORTFOLIO MANAGERS                                                       76

   DISTRIBUTION AGREEMENTS                                                 108

   OTHER SERVICES                                                          111

   PORTFOLIO TRANSACTIONS AND BROKERAGE                                    112

   CODE OF ETHICS                                                          117

   DESCRIPTION OF THE FUND                                                 117

   TAXES                                                                   118

   TRANSFER AGENT                                                          120

   FINANCIAL STATEMENTS                                                    120

   INDEX SPONSORS                                                          121

   APPENDIX A-1 -- DESCRIPTION OF BOND RATINGS                             123

   APPENDIX A-2 -- DESCRIPTION OF COMMERCIAL PAPER RATINGS                 127

   APPRENDIX B -- INFORMATION ABOUT PROXY VOTING POLICIES AND PROCEDURES   128

                                    GENERAL

   Defined terms used in this SAI, but not defined herein, are used as they are defined in the Prospectus.

                      INVESTMENT OBJECTIVES AND POLICIES

   The investment objectives and principal investment strategies of each Portfolio (each, a "Portfolio," and, collectively, the "Portfolios") of the Fund are set forth in Section II of the Prospectus. There can be no assurance that a Portfolio will achieve its investment objective. The information that follows sets out certain investment policies of each Portfolio other than the LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO, METLIFE MID CAP STOCK INDEX PORTFOLIO, METLIFE STOCK INDEX PORTFOLIO, MORGAN STANLEY EAFE INDEX PORTFOLIO and RUSSELL 2000 INDEX PORTFOLIO (the "Index Portfolios"). For more information about the investment policies of each Portfolio, see below under "Investment Restrictions" and "Investment Practices" and the Prospectus.

   Each of MetLife CONSERVATIVE ALLOCATION PORTFOLIO, METLIFE CONSERVATIVE TO MODERATE ALLOCATION PORTFOLIO, METLIFE MODERATE ALLOCATION PORTFOLIO, METLIFE MODERATE TO AGGRESSIVE ALLOCATION PORTFOLIO and METLIFE AGGRESSIVE ALLOCATION PORTFOLIO (each, an "ASSET ALLOCATION PORTFOLIO," and, collectively, the "Asset Allocation Portfolios") operates under a "fund of funds" structure, investing substantially all of its assets in other mutual funds advised by MetLife Advisers, LLC ("MetLife Advisers") or its affiliates (each, an "Underlying Portfolio," and, collectively, the "Underlying Portfolios"). In addition to the fees directly associated with an Asset Allocation Portfolio, an investor in that Portfolio will also indirectly bear the fees of the Underlying Portfolios in which an ASSET ALLOCATION PORTFOLIO invests. For a list of the Underlying Portfolios in which the ASSET ALLOCATION PORTFOLIOS may invest as of the date of this SAI, please see the Prospectus. This SAI contains information about Underlying Portfolios that are Portfolios of the Fund. For additional information about Underlying Portfolios that are series of Met Investors Series Trust ("MIST"), please see the May 1, 2005 prospectus and statement of additional information of MIST (SEC File No. 811-10183).

   Except as otherwise indicated, each Portfolio's investment objective and policies set forth in the Prospectus and this SAI are not fundamental and may be changed without shareholder approval. For purposes of a Portfolio's policy to invest at least 80% of its net assets in certain investments, net assets include the amount of any borrowings for investment purposes.

   The terms "shareholder approval" and "approval of a majority of the outstanding voting securities," as used in the Prospectus and this SAI, mean, with respect to a class of a Portfolio, approval by the lesser of (i) 67% of the shares of a class of the Portfolio represented at a meeting at which more than 50% of the outstanding shares of such class are represented or (ii) more than 50% of the outstanding shares of such class.

BLACKROCK AGGRESSIVE GROWTH PORTFOLIO

   The Portfolio's investment objective is maximum capital appreciation.

   As a non-fundamental policy, the Portfolio may not engage in transactions in options except that investments in essentially financial items or arrangements such as, but not limited to, options on securities, securities indices, interest rates and currencies, and options on futures on securities, securities indices, interest rates and currencies shall not be deemed investments in options.

   It is the Portfolio's policy not to make an investment in restricted securities, including Rule 144A Securities, if, as a result, more than 35% of the Portfolio's total assets are invested in restricted securities, provided not more than 10% of the Portfolio's total assets are invested in restricted securities other than Rule 144A Securities.

   Repurchase agreements will be limited to 30% of the Portfolio's net assets, except that repurchase agreements extending for more than seven days when combined with any other illiquid securities, as determined by BlackRock Advisors, Inc. ("BlackRock"), the Portfolio's subadviser, held by the Portfolio will be limited to 15% of the Portfolio's net assets.

   The Portfolio may hold up to 100% of its assets in cash or high-quality debt securities for temporary defensive purposes. The Portfolio will adopt a temporary defensive position when, in the opinion of BlackRock, such a position is more likely to provide protection against adverse market conditions than adherence to the Portfolio's other investment policies. The types of high-quality instruments in which the Portfolio may invest for such purposes include money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the "A" major rating category by Standards & Poor's Corporation ("S&P") or the "Prime" major rating category by Moody's Investor Services, Inc. ("Moody's"), or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" category by S&P or Moody's.

   SECURITIES RATINGS POLICIES. When securities are rated by one or more independent rating agencies, the Portfolio uses these ratings to determine credit quality. The Portfolio may invest in debt instruments which are split rated; for example, rated investment grade by one rating agency, but lower than investment grade by the other. Where an investment is split rated, the Portfolio may invest on the basis of the higher rating. Also, the Portfolio may invest in debt securities that are unrated. If a security is unrated, the Portfolio may assign it to a given category based on its own credit research.

BLACKROCK BOND INCOME PORTFOLIO

   The Portfolio's investment objective is a competitive total return primarily from investing in fixed-income securities.

   The Portfolio may lend securities it owns so long as such loans do not exceed 33 1/3% of the Portfolio's total assets.

   The Portfolio may hold up to 100% of its assets in cash or high-quality debt securities for temporary defensive purposes. The Portfolio will adopt a temporary defensive position when, in the opinion of BlackRock, such a position is more likely to provide protection against adverse market conditions than adherence to the Portfolio's other investment policies. The types of high-quality instruments in which the Portfolio may invest for such purposes include money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the "A" major rating category by S&P or the "Prime" major rating category by Moody's, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" category by S&P or Moody's.

   SECURITIES RATINGS POLICIES. When securities are rated by one or more independent rating agencies, the Portfolio uses these ratings to determine credit quality. The Portfolio may invest in debt instruments which are split rated; for example, rated investment grade by one rating agency, but lower than investment grade by the other. Where an investment is split rated, the Portfolio may invest on the basis of the higher rating. Also, the Portfolio may invest in debt securities that are unrated. If a security is unrated, the Portfolio may assign it to a given category based on its own credit research.

BLACKROCK DIVERSIFIED PORTFOLIO

   The Portfolio's investment objective is high total return while attempting to limit investment risk and preserve capital.

   As a non-fundamental policy, the Portfolio may not engage in transactions in options except in connection with options on securities, securities indices, currencies and interest rates, and options on futures on securities, securities indices, currencies and interest rates.

   It is the Portfolio's policy not to make an investment in restricted securities, including Rule 144A Securities, if, as a result, more than 50% of the Portfolio's total assets are invested in restricted securities, provided not more than 15% of the Portfolio's total assets are invested in illiquid securities.

   The Portfolio may hold up to 100% of its assets in cash or high-quality debt securities for temporary defensive purposes. The Portfolio will adopt a temporary defensive position when, in the opinion of BlackRock, such a position is more likely to provide protection against adverse market conditions than adherence to the Portfolio's other investment policies. The types of high-quality instruments in which the Portfolio may invest for such purposes include money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the "A" major rating category by S&P or the "Prime" major rating category by Moody's, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" category by S&P or Moody's.

BLACKROCK INVESTMENT TRUST PORTFOLIO

   The Portfolio's investment objective is long-term growth of capital and income.

   It is the Portfolio's policy not to make an investment in restricted securities, including Rule 144A Securities, if, as a result, more than 15% of the Portfolio's total assets are invested in restricted securities, provided not more than 10% of the Portfolio's total assets are invested in restricted securities other than Rule 144A Securities.

   The Portfolio may hold up to 100% of its assets in cash or high-quality debt securities for temporary defensive purposes. The Portfolio will adopt a temporary defensive position when, in the opinion of BlackRock, such a position is more likely to provide protection against adverse market conditions than adherence to the Portfolio's other investment policies. The types of high-quality instruments in which the Portfolio may invest for such purposes include money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the "A" major rating category by S&P or the "Prime" major rating category by Moody's, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" category by S&P or Moody's.

   SECURITIES RATINGS POLICIES. When securities are rated by one or more independent rating agencies, the Portfolio uses these ratings to determine credit quality. The Portfolio may invest in debt instruments which are split rated; for example, rated investment grade by one rating agency, but lower than investment grade by the other. Where an investment is split rated, the Portfolio may invest on the basis of the higher rating. Also, the Portfolio may invest in debt securities that are unrated. If a security is unrated, the Portfolio may assign it to a given category based on its own credit research.

BLACKROCK LEGACY LARGE CAP GROWTH PORTFOLIO

   The Portfolio's investment objective is long-term growth of capital.

   The Portfolio may not engage in transactions in options except in connection with options on securities, securities indices, currencies and interest rates, and options on futures on securities, securities indices, currencies and interest rates.

   It is the Portfolio's policy not to make an investment in restricted securities, including Rule 144A Securities, if, as a result, more than 50% of the Portfolio's total assets are invested in restricted securities, provided not more than 15% of the Portfolio's total assets are invested in restricted securities other than Rule 144A Securities.

   The Portfolio may invest without limitation in securities of non-U.S. issuers directly, or indirectly in the form of ADRs, European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs").

   The Portfolio may hold up to 100% of its assets in cash or high-quality debt securities for temporary defensive purposes. The Portfolio will adopt a temporary defensive position when, in the opinion of BlackRock, such a position is more likely to provide protection against adverse market conditions than adherence to the Portfolio's other investment policies. The types of high-quality instruments in which the Portfolio may invest for such purposes include money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the "A" major rating category by S&P or the "Prime" major rating category by Moody's, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" category by S&P or Moody's.

   SECURITIES RATINGS POLICIES. When securities are rated by one or more independent rating agencies, the Portfolio uses these ratings to determine credit quality. The Portfolio may invest in debt instruments which are split rated; for example, rated investment grade by one rating agency, but lower than investment grade by the other. Where an investment is split rated, the Portfolio may invest on the basis of the higher rating. Also, the Portfolio may invest in debt securities that are unrated. If a security is unrated, the Portfolio may assign it to a given category based on its own credit research.

BLACKROCK LARGE CAP VALUE PORTFOLIO

   The Portfolio's investment objective is long-term growth of capital.

   It is the Portfolio's policy not to make an investment in restricted securities, including Rule 144A Securities, if, as a result, more than 35% of the Portfolio's total assets are invested in restricted securities, provided not more than 10% of the Portfolio's total assets are invested in restricted securities other than Rule 144A Securities.

   Repurchase agreements will be limited to 30% of the Portfolio's net assets, except that repurchase agreements extending for more than seven days when combined with any other illiquid securities, as determined by BlackRock, held by the Portfolio will be limited to 15% of the Portfolio's net assets.

   The Portfolio may hold up to 100% of its assets in cash or high-quality debt securities for temporary defensive purposes. The Portfolio will adopt a temporary defensive position when, in the opinion of BlackRock, such a position is more likely to provide protection against adverse market conditions than adherence to the Portfolio's other investment policies. The types of high-quality instruments in which the Portfolio may invest for such purposes include money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the "A" major rating category by S&P or the "Prime" major rating category by Moody's, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" category by S&P or Moody's.

   SECURITIES RATINGS POLICIES. When securities are rated by one or more independent rating agencies, the Portfolio uses these ratings to determine credit quality. The Portfolio may invest in debt instruments which are split rated; for example, rated investment grade by one rating agency, but lower than investment grade by the other. Where an investment is split rated, the Portfolio may invest on the basis of the higher rating. Also, the Portfolio may invest in debt securities that are unrated. If a security is unrated, the Portfolio may assign it to a given category based on its own credit research.

BLACKROCK MONEY MARKET PORTFOLIO

   The Portfolio's investment objective is a high level of current income consistent with preservation of capital.

   In determining how much of the Portfolio's investments are in a given industry, securities issued by foreign governments are excluded. Companies engaged in the business of financing may be classified according to the industries of their parent or sponsor companies, or industries that otherwise most affect such financing companies. Issuers of asset-backed pools will be classified as separate industries based on the nature of the underlying assets, such as mortgages and credit card receivables. "Asset-backed mortgages" includes private pools of nongovernment-backed mortgages.

   The Portfolio may elect to concentrate its investments in obligations of domestic banks, including certain U.S. branches and agencies of foreign banks and certain foreign branches of U.S. banks. The Portfolio expects that investment, if any, in such obligations will consist principally of obligations which are issued by U.S. branches and agencies of foreign banks for sale in the U.S., subject to the belief of BlackRock that the risks described below are reduced in the case of such bank obligations. The Portfolio also may invest up to 25% of its total assets in obligations of foreign banks located abroad and obligations of foreign branches of domestic banks not having a guarantee of a U.S. bank. This 25% limit does not apply to investments in U.S. branches of foreign banks, which may be considered domestic banks if it can be demonstrated that they are subject to the same regulation as U.S. banks.

   All the Portfolio's investments mature in less than 397 days and the average maturity of the Portfolio's securities based on their dollar value will not exceed 90 days at the time of each investment. Money market instruments maturing in less than 397 days tend to yield less than obligations of comparable quality having longer maturities. See "Determination of Net Asset Values." Where obligations of greater than one year are used to secure the Portfolio's repurchase agreements, the repurchase agreements themselves will have very short maturities. If the disposition of a portfolio security results in a dollar-weighted average portfolio maturity in excess of 90 days, the Portfolio will invest its available cash in such a manner as to reduce its dollar-weighted average portfolio maturity to 90 days or less as soon as reasonably practicable.

   In seeking to provide the highest possible level of current income consistent with preservation of capital, the Portfolio may not necessarily invest in money market instruments paying the highest available yield at a particular time. The Portfolio, consistent with its investment objective, attempts to maximize income by engaging in portfolio trading and by buying and selling portfolio investments in anticipation of or in response to changing economic and money market conditions and trends. The Portfolio may also invest to take advantage of what are believed to be temporary disparities in the yields of different segments of the high grade money market or among particular instruments within the same segment of the market. These policies, as well as the relatively short maturity of obligations to be purchased by the Portfolio, may result in frequent changes in the Portfolio's investment portfolio of money market instruments. The value of the securities in the Portfolio's investment portfolio can be expected to vary inversely to changes in prevailing interest rates. Thus, if interest rates increase after a security is purchased, that security, if sold, might be sold at less than cost. Conversely, if interest rates decline after purchase, the security, if sold, might be sold at a profit. In either instance, if the security were held to maturity, no gain or loss would normally be realized as a result of these fluctuations. Substantial redemptions of shares of the Portfolio could require the sale of portfolio investments at a time when a sale might not be desirable.

BLACKROCK STRATEGIC VALUE PORTFOLIO

   The Portfolio's investment objective is high total return, consisting principally of capital appreciation.

   As a non-fundamental policy, the Portfolio may not to engage in transactions in options except in connection with options on securities, securities indices and currencies, and options on futures on securities, securities indices and currencies.

   Repurchase agreements will be limited to 30% of the Portfolio's net assets, except that repurchase agreements extending for more than seven days when combined with any other illiquid securities, as determined by BlackRock, held by the Portfolio will be limited to 15% of the Portfolio's net assets.

   It is the Portfolio's policy not to make an investment in restricted securities, including Rule 144A Securities, if, as a result, more than 35% of the Portfolio's total assets are invested in restricted securities, provided not more than 10% of the Portfolio's total assets are invested in restricted securities other than Rule 144A Securities.

   The Portfolio may hold up to 100% of its assets in cash or high-quality debt securities for temporary defensive purposes. The Portfolio will adopt a temporary defensive position when, in the opinion of BlackRock, such a position is more likely to provide protection against adverse market conditions than adherence to the Portfolio's other investment policies. The types of high-quality instruments in which the Portfolio may invest for such purposes include money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the "A" major rating category by S&P or the "Prime" major rating category by Moody's, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" category by S&P or Moody's.

   SECURITIES RATINGS POLICIES. When securities are rated by one or more independent rating agencies, the Portfolio uses these ratings to determine credit quality. The Portfolio may invest in debt instruments which are split rated; for example, rated investment grade by one rating agency, but lower than investment grade by the other. Where an investment is split rated, the Portfolio may invest on the basis of the higher rating. Also, the Portfolio may invest in debt securities that are unrated. If a security is unrated, the Portfolio may assign it to a given category based on its own credit research.

CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO

   The Portfolio's investment objective is long-term growth of capital.

   The Portfolio may not make loans; provided, however, that this policy shall not apply to the lending of portfolio securities.

   The Portfolio may not borrow money, except that the Portfolio may (i) borrow for non-leveraging, temporary or emergency purposes and (ii) engage in reverse repurchase agreements, make other investments or engage in other transactions which may involve borrowing, in a manner consistent with the Portfolio investment objective and investment strategies, provided that the combination of (i) and (ii) shall not exceed 5% of the value of the Portfolio total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The Portfolio may borrow from banks or other persons to the extent permitted by applicable law.

   The Portfolio may not purchase or sell physical commodities, except that it may (i) enter into futures contracts and options thereon in accordance with applicable law and (ii) purchase or sell physical commodities if acquired as a result of ownership of securities or other instruments. The Portfolio will not consider stock index futures contracts, currency contracts, hybrid investments, swaps or other similar instruments to be commodities.

DAVIS VENTURE VALUE PORTFOLIO

   The Portfolio's investment objective is growth of capital. Under normal circumstances, the Portfolio seeks to achieve its objective by investing the majority of its assets in common stocks that its subadviser, Davis Selected Advisers, L.P. ("Davis Selected"), believes have capital growth potential due to factors such as undervalued assets or earnings potential, product development and demand, favorable operating ratios, resources expansion, management abilities, reasonableness of market price, and favorable overall business prospects. The Portfolio will invest predominantly in equity securities of companies with market capitalizations of at least $10 billion. It may also invest in issuers with smaller capitalizations.

   The Portfolio may invest in foreign securities, and may hedge currency fluctuation risks related thereto. The Portfolio may invest in U.S. registered investment companies that primarily invest in foreign securities, provided that no such investment may cause more than 10% of the Portfolio's total assets to be invested in such companies. The Portfolio may invest in restricted securities, which may include Rule 144A securities.

   The Portfolio may write covered call options on its portfolio securities, but currently intends to write such options only to the extent that less than 5% of its net assets would be subject to the options.

   The Portfolio may lend securities it owns so long as such loans do not exceed 33 1/3% of the Portfolio's net assets.

FI INTERNATIONAL STOCK PORTFOLIO

   The Portfolio's investment objective is long-term growth of capital.

   As a non-fundamental policy, the Portfolio will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Portfolio's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the Portfolio's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of the Portfolio's total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Portfolio would exceed 5% of the Portfolio's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

FI MID CAP OPPORTUNITIES PORTFOLIO

   The Portfolio's investment objective is long-term growth of capital.

   For purposes of normally investing at least 80% of the Portfolio's assets in securities of companies with medium market capitalizations, Fidelity Management & Research Company ("FMR") intends to measure the capitalization range of the S&P MidCap 400 Index and the Russell Midcap Index no less frequently than once a month.

   The Portfolio will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Portfolio's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the Portfolio's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of the Portfolio's total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Portfolio would exceed 5% of the Portfolio's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

FI VALUE LEADERS PORTFOLIO

   The Portfolio's investment objective is long-term growth of capital.

   The Portfolio will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Portfolio's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the Portfolio's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of the Portfolio's total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Portfolio would exceed 5% of the Portfolio's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIO

   The Portfolio's investment objective is long-term capital growth.

   The Portfolio may invest up to 5% of its total assets in corporate debt securities that Franklin Advisers, Inc., the Portfolio's subadviser, believes have the potential for capital appreciation as a result of improvement in the creditworthiness of the issuer. The receipt of income from debt securities is incidental to the Portfolio's investment goal. The Portfolio may buy both rated and unrated debt securities. The Portfolio will invest in securities rated B or better by Moody's or S&P or unrated securities of comparable quality. Currently, however, the Portfolio does not intend to invest more than 5% of its assets in debt securities (including convertible debt securities) rated lower than BBB by S&P or Baa by Moody's or unrated securities of comparable quality.

HARRIS OAKMARK FOCUSED VALUE PORTFOLIO

   The Portfolio's investment objective is long-term capital appreciation.

   Harris Associates L.P. ("Harris"), the Portfolio's subadviser, invests the Portfolio's assets primarily in common stocks of U.S. companies, although it may invest up to 25% of its total assets (valued at the time of investment) in non-U.S. dollar-denominated securities of U.S. or foreign companies (other than securities represented by American Depositary Receipts (as defined in "Investment Practices - Foreign Equity Depositary Receipts")). Although securities represented by American Depositary Receipts are not subject to the above referenced 25% restriction, Harris has no present intention to invest more than 25% of the Portfolio's total assets in American Depositary Receipts and securities of foreign issuers.

   Harris may invest the Portfolio's assets in debt securities, including high yield debt (as defined in "Investment Practices - Lower Rated Fixed-income Securities (High Yield Debt)") and securities that are not rated. There are no restrictions as to the ratings of debt securities Harris may acquire or the portion of the Portfolio's assets that Harris may invest in debt securities in a particular ratings category except that Harris will not invest more than 25% of the Portfolio's total assets in high yield debt.

   Harris may also invest up to 10% of the Portfolio's total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, as long as no investment represents more than 3% of the outstanding voting stock of the acquired investment company at the time of investment.

   Harris may engage in lending of portfolio securities (as defined in "Investment Practices--Lending of Portfolio Securities") with up to 33 1/3 % of the Portfolio's total assets and in short sales (as defined in "Investment Practices--Short Sales 'Against the Box'") with up to 20% of its total assets.

   Harris may purchase and sell both call options and put options on securities (as defined in "Investment Practices -Purchasing and Selling Options on Securities") for the Portfolio. Harris does not expect to purchase a call option or a put option if the aggregate value of all call and put options held by the Portfolio would exceed 5% of its assets. Harris will write call options and put options for the Portfolio only if such options are "covered" (as defined in "Investment Practices - Purchasing and Selling Options on Securities" under the heading "WRITING COVERED OPTIONS").

   Harris has the flexibility to respond promptly to changes in market and economic conditions. In the interest of preserving shareholders' capital, Harris may employ a temporary defensive investment strategy if it determines such a strategy to be warranted. Pursuant to such a defensive strategy, Harris may hold the Portfolio's assets in cash (U.S. dollars, foreign currencies, or multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers. It is impossible to predict whether, when or for how long Harris will employ defensive strategies.

   In addition, pending investment of proceeds from new sales of the Portfolio's shares or to meet ordinary daily cash needs, Harris may temporarily hold the Portfolio's assets in cash (U.S. dollars, foreign currencies, or multinational currency units) and may invest any portion of its assets in money market instruments.

HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO

   The Portfolio's investment objective is long-term capital appreciation.

   The Portfolio may not invest more than 2% of its net assets (valued at the time of investment) in warrants not listed on the New York or American stock exchanges, valued at cost, nor more than 5% of its net assets in all warrants, provided that warrants acquired in units or attached to other securities shall be deemed to be without value for purposes of this restriction.

   As a non-fundamental policy, the Portfolio may not purchase a call option or a put option if, immediately thereafter, the aggregate market value of all call and put options then held would exceed 10% of its net assets.

   The Portfolio may invest in forward foreign currency contracts.

JENNISON GROWTH PORTFOLIO

   The Portfolio's investment objective is long-term growth of capital.

   Jennison Associates LLC ("Jennison"), the Portfolio's subadviser, will normally invest at least 65% of the Portfolio's assets in equity-related securities of U.S. companies that exceed $1 billion in market capitalization and that Jennison believes have strong capital appreciation potential. These companies are generally considered to be in the medium-to-large capitalization range. The Portfolio may invest in common stocks, preferred stocks, convertible stocks and equity interests in partnerships, joint ventures and other noncorporate entities. The Portfolio may also invest in warrants and similar rights that can be exercised for equity securities. The Portfolio may invest up to 20% of its assets in money market instruments, U.S. government securities and derivatives. The Portfolio may invest up to 20% of its total assets in foreign securities. The 20% limitation on foreign securities does not include American Depositary Receipts ("ADRs") and other similar securities trading on U.S. exchanges or markets. The Portfolio may have exposure to foreign currencies through its investments in foreign securities.

   The Portfolio may not invest more than 5% of its total assets in unattached warrants or rights.

   The Portfolio may not, except as part of a merger, consolidation, acquisition or reorganization, invest more than 5% of the value of its total assets in the securities of any one investment company or more than 10% of the value of its total assets, in the aggregate, in the securities of two or more investment companies, or acquire more than 3% of the total outstanding voting securities of any one investment company; provided, however, that the Portfolio may invest in the securities of one or more investment companies to the extent permitted by any order of exemption granted by the Securities and Exchange Commission (the "SEC").

LOOMIS SAYLES SMALL CAP PORTFOLIO

   The Portfolio's investment objective is long-term capital growth from investments in common stocks or other equity securities.

   Loomis, Sayles & Company, L.P. ("Loomis Sayles") manages the Portfolio by investing primarily in stocks of small capitalization companies. Normally the Portfolio will invest at least 80% of its assets in equity securities of companies with market capitalizations that fall, at the time of purchase, within the capitalization range of the Russell 2000 Index. The capitalization range of the Russell 2000 Index will vary due to the market value fluctuations of the stocks in the Index. The index is reconstituted annually, normally in June. Just following this reconstitution, the capitalization range of the Index may be significantly different than it was prior to the reconstitution.

   Under unusual market conditions as determined by Loomis Sayles, all or any portion of the Portfolio may be invested, for temporary, defensive purposes, in short-term debt instruments or in cash. In addition, under normal conditions, a portion of the Portfolio's assets may be invested in short-term assets for liquidity purposes or pending investment in other securities. Short-term investments may include U.S. Government securities, certificates of deposit, commercial paper and other obligations of corporate issuers rated in the top two rating categories by a major rating agency or, if unrated, determined to be of comparable quality by the subadviser, and repurchase agreements that are fully collateralized by cash, U.S. Government securities or high-quality money market instruments.

METLIFE CONSERVATIVE ALLOCATION PORTFOLIO

   The Portfolio's investment objective is a high level of current income, with growth of capital as a secondary objective.

   The Portfolio operates under a "fund of funds" structure, investing substantially all of its assets in Underlying Portfolios. Each Underlying Portfolio has a different subadviser who will use a separate set of investment strategies, exposing each Underlying Portfolio to its own investment risks. For a list of the Underlying Portfolios in which the Portfolio may invest as of the date of this SAI, please see the Prospectus. For more information about the investment strategies of the Underlying Portfolios of the Fund, and the risks associated with those strategies, please refer to the information in this section relating to the particular Underlying Portfolio of the Fund and the sections below entitled "Investment Restrictions" and "Investment Practices." For additional information about the investment strategies and associated risks of the Underlying Portfolios that are series of MIST, please see the May 1, 2005 prospectus and statement of additional information of MIST (SEC File No. 811-10183).

METLIFE CONSERVATIVE TO MODERATE ALLOCATION PORTFOLIO

   The Portfolio's investment objective is high total return in the form of income and growth of capital, with a greater emphasis on income.

   The Portfolio operates under a "fund of funds" structure, investing substantially all of its assets in Underlying Portfolios. Each Underlying Portfolio has a different subadviser who will use a separate set of investment strategies, exposing each Underlying Portfolio to its own investment risks. For a list of the Underlying Portfolios in which the Portfolio may invest as of the date of this SAI, please see the Prospectus. For more information about the investment strategies of the Underlying Portfolios of the Fund, and the risks associated with those strategies, please refer to the information in this section relating to the particular Underlying Portfolio of the Fund and the sections below entitled "Investment Restrictions" and "Investment Practices." For additional information about the investment strategies and associated risks of the Underlying Portfolios that are series of MIST, please see the May 1, 2005 prospectus and statement of additional information of MIST (SEC File No. 811-10183).

METLIFE MODERATE ALLOCATION PORTFOLIO

   The Portfolio's investment objective is a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.

   The Portfolio operates under a "fund of funds" structure, investing substantially all of its assets in Underlying Portfolios. Each Underlying Portfolio has a different subadviser who will use a separate set of investment strategies, exposing each Underlying Portfolio to its own investment risks. For a list of the Underlying Portfolios in which the Portfolio may invest as of the date of this SAI, please see the Prospectus. For more information about the investment strategies of the Underlying Portfolios of the Fund, and the risks associated with those strategies, please refer to the information in this section relating to the particular Underlying Portfolio of the Fund and the sections below entitled "Investment Restrictions" and "Investment Practices." For additional information about the investment strategies and associated risks of the Underlying Portfolios that are series of MIST, please see the May 1, 2005 prospectus and statement of additional information of MIST (SEC File No. 811-10183).

METLIFE MODERATE TO AGGRESSIVE ALLOCATION PORTFOLIO

   The Portfolio's investment objective is growth of capital.

   The Portfolio operates under a "fund of funds" structure, investing substantially all of its assets in Underlying Portfolios. Each Underlying Portfolio has a different subadviser who will use a separate set of investment strategies, exposing each Underlying Portfolio to its own investment risks. For a list of the Underlying Portfolios in which the Portfolio may invest as of the date of this SAI, please see the Prospectus. For more information about the investment strategies of the Underlying Portfolios of the Fund, and the risks associated with those strategies, please refer to the information in this section relating to the particular Underlying Portfolio of the Fund and the sections below entitled "Investment Restrictions" and "Investment Practices." For additional information about the investment strategies and associated risks of the Underlying Portfolios that are series of MIST, please see the May 1, 2005 prospectus and statement of additional information of MIST (SEC File No. 811-10183).

METLIFE AGGRESSIVE ALLOCATION PORTFOLIO

   The Portfolio's investment objective is growth of capital.

   The Portfolio operates under a "fund of funds" structure, investing substantially all of its assets in Underlying Portfolios. Each Underlying Portfolio has a different subadviser who will use a separate set of investment strategies, exposing each Underlying Portfolio to its own investment risks. For a list of the Underlying Portfolios in which the Portfolio may invest as of the date of this SAI, please see the Prospectus. For more information about the investment strategies of the Underlying Portfolios of the Fund, and the risks associated with those strategies, please refer to the information in this section relating to the particular Underlying Portfolio of the Fund and the sections below entitled "Investment Restrictions" and "Investment Practices." For additional information about the investment strategies and associated risks of the Underlying Portfolios that are series of MIST, please see the May 1, 2005 prospectus and statement of additional information of MIST (SEC File No. 811-10183).

MFS INVESTORS TRUST PORTFOLIO

   The Portfolio's investment objective is long-term growth of capital with a secondary objective to seek reasonable current income.

   Under normal conditions, Massachusetts Financial Services Company ("MFS") will invest at least 65% of the Portfolio's total assets in equity securities of companies that are believed to have long-term prospects for growth and income.

   Consistent with its investment objective and policies described above, the Portfolio may also invest up to 20% of its net assets in foreign securities (including ADRs) which are not traded on a U.S. exchange.

   The Portfolio may invest up to 5% of its assets in short sales "against the box."

MFS TOTAL RETURN PORTFOLIO

   The Portfolio's investment objective is a favorable total return through investment in a diversified portfolio.

   The Portfolio may lend securities it owns so long as such loans do not exceed 30% of the Portfolio's net assets.

   The Portfolio may invest up to 5% of its assets in short sales "against the box."

NEUBERGER BERMAN MID CAP VALUE PORTFOLIO

   The Portfolio's investment objective is capital growth.

   The Portfolio normally may invest up to 35% of its total assets in debt securities and may invest up to 15% of its net assets in corporate debt securities rated below investment grade or unrated debt securities deemed by Neuberger Berman Management Inc., the Portfolio's subadviser, to be comparable to rated investment grade debt securities.

   Subsequent to its purchase by the Portfolio, an issue of debt securities may cease to be rated or its rating may be reduced, so that the securities would no longer be eligible for purchase by the Portfolio. In such a case, the Portfolio will engage in an orderly disposition of the downgraded securities to the extent necessary to ensure that the Portfolio's holdings of securities rated below investment grade and unrated debt securities deemed by Neuberger Berman Management Inc. to be comparable to rated investment grade debt securities will not exceed 15% of its net assets.

OPPENHEIMER GLOBAL EQUITY PORTFOLIO

   The Portfolio's investment objective is capital appreciation.

   The Portfolio intends to invest less than 5% of its total assets in securities of issuers in Eastern European countries.

   The Portfolio does not intend to invest more than 5% of its total assets in debt securities.

   Although the Portfolio may invest up to 15% of its net assets in illiquid securities, the Portfolio does not intend to invest more than 10% of its net assets in illiquid securities.

   The Portfolio will not enter into swaps with respect to more than 25% of its total assets.

   The Portfolio may not invest more than 5% of its total assets in warrants or rights. That limit does not apply to warrants acquired as part of a unit or that are attached to other securities. No more than 2% of the Portfolio's total assets may be invested in warrants that are not listed on either the New York Stock Exchange or the American Stock Exchange.

SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO

   The Portfolio's investment objective is to maximize total return consistent with preservation of capital.

   Based upon the assessment by Salomon Brothers Asset Management Inc ("SBAM") of the relative risks and opportunities available in various market segments, assets will be allocated among U.S. Government obligations, mortgage- backed securities, domestic and foreign corporate debt and sovereign debt securities rated investment grade (I.E., securities that earn one of the top four ratings from Moody's or S&P or any other nationally recognized rating agency; or, if the securities are unrated, judged by SBAM to be of similar quality) and domestic and foreign corporate debt and sovereign debt securities rated below investment grade. The Portfolio may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions, in the form of participation in such Loans and assignments of all or a portion of such loans from third parties. See "Investment Practices-Loan Participations and Assignments" below.

   Depending on market conditions, the Portfolio may invest without limit in high yield debt, which involves significantly greater risks, including price volatility and risk of default in the payment of interest and principal, than investments in higher-quality securities. Although SBAM does not anticipate investing in excess of 75% of the Portfolio's assets in domestic and developing country debt securities that are rated below investment grade, the Portfolio may invest a greater percentage in such securities when, in the opinion of the subadviser, the yield available from such securities outweighs their additional risks. Certain of the debt securities in which the Portfolio may invest may be rated as low as "C" by Moody's or "D" by S&P or, if unrated, determined to be of comparable quality to securities so rated. Securities rated below investment grade quality are considered high yield, high risk securities and are commonly known as "high yield debt" or "junk bonds." See "Investment Practices - Lower Rated Fixed-Income Securities" below. See Appendix A for more complete information on bond ratings.

   In addition, the Portfolio may invest in securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities, including mortgage-backed securities, and may also invest in preferred stocks, convertible securities (including those issued in the Euromarket), securities carrying warrants to purchase equity securities, privately placed debt securities, stripped mortgage securities, zero coupon securities and inverse floaters.

   The Portfolio may, and SBAM anticipates that under certain market conditions it will, invest up to 100% of its assets in foreign securities, including Brady Bonds. Brady Bonds are debt obligations created through the exchange of commercial bank loans for new obligations under a plan introduced by former U.S. Treasury Secretary Nicholas Brady. See "Investment Practices-High Yield/High Risk Foreign Sovereign Debt Securities" below. There is no limit on the value of the Portfolio's assets that may be invested in the securities of any one country or in assets denominated in any one country's currency.

   The Portfolio may also invest in debt obligations issued or guaranteed by a foreign sovereign government or one of its agencies or political subdivisions and debt obligations issued or guaranteed by supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Such supranational issued instruments may be denominated in multi-national currency units.

   The Portfolio currently intends to invest substantially all of its assets in fixed-income securities. In order to maintain liquidity, the Portfolio may invest up to 20% of its assets in high-quality short-term money market instruments, provided, however, that short-term investment in securities for the forward settlement of trades is not included in this 20%.

   The Portfolio's subadviser has the discretion to select the range of maturities of the various fixed-income securities in which the Portfolio will invest. The weighted average maturity and the duration of the Portfolio may vary substantially from time to time depending on economic and market conditions.

   The Portfolio may purchase and sell (or write) exchange-listed and over-the-counter put and call options on securities, financial futures contracts, fixed-income indices and other financial instruments, enter into financial futures contracts, enter into interest rate transactions and enter into currency transactions. Interest rate transactions may take the form of swaps, structured notes, caps, floors and collars, and currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

   The Portfolio may lend securities it owns so long as such loans do not represent more than 20% of the Portfolio's assets.

   Although the Portfolio's investment objective is to maximize total return consistent with the preservation of capital, it frequently sells securities to reflect changes in market, industry or individual company conditions or outlook even though it may only have held those securities for a short period. As a result of these policies, the Portfolio, under certain market conditions, may experience high portfolio turnover, although specific portfolio turnover rates are impossible to predict. In recent years, the portfolio turnover rate of the Portfolio has fluctuated considerably as a result of strategic shifts in portfolio holdings designed to maintain an optimum portfolio structure in view of general market conditions and movements in individual stock prices. The Portfolio's use of reverse repurchase agreements and dollar rolls leads to higher portfolio turnover rates, which involve higher expenses.

SALOMON BROTHERS U.S. GOVERNMENT PORTFOLIO

   The Portfolio's investment objective is to maximize total return consistent with preservation of capital and maintenance of liquidity.

   SBAM seeks to achieve the Portfolio's investment objective by investing primarily in debt obligations (including mortgage-backed securities) issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities, or repurchase agreements or derivative securities (such as collateralized mortgage obligations) backed by such securities.

   At least 80% of the total assets of the Portfolio will normally be invested in:

   (1) mortgage-backed securities guaranteed by the Government National Mortgage Association ("GNMA") which are supported by the full faith and credit of the U.S. Government. Such securities entitle the holder to receive all interest and principal payments when due, whether or not payments are actually made on the underlying mortgages;

   (2) U.S. Treasury obligations;

   (3) debt obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government which are backed by their own credit but are not necessarily backed by the full faith and credit of the U.S. Government;

   (4) mortgage-related securities guaranteed by agencies or instrumentalities of the U.S. Government which are supported by their own credit but not the full faith and credit of the U.S. Government, such as the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association ("FNMA");

   (5) repurchase agreements collateralized by any of the above; and

   (6) collateralized mortgage obligations issued by private issuers for which the underlying mortgage backed securities serving as collateral are backed (i) by the credit of the U.S. Government agency or instrumentality which issues or guarantees the mortgage backed securities, or (ii) by the full faith and credit of the U.S. Government.

   Any guarantee of the securities in which the Portfolio invests runs only to principal and interest payments on the securities and not to the market value of such securities or the principal and interest payments on the underlying mortgages. In addition, the guarantee runs to the portfolio securities held by the Portfolio and not to the purchase of shares of the Portfolio.

   The Portfolio may purchase or write options on securities, options on securities indices and options on futures contracts and may buy or sell futures on financial instruments and securities indices.

   Up to 20% of the assets of the Portfolio may be invested in marketable debt securities of domestic issuers and of foreign issuers (payable in U.S. dollars) rated "investment grade" (I.E., securities that earn one of the top four ratings from Moody's or S&P or any other nationally recognized rating agency; or, if the securities are unrated, judged by SBAM to be of similar quality), convertible securities (including those issued in the Euromarket), securities carrying warrants to purchase equity securities and privately placed debt securities.

   The Portfolio may lend securities it owns so long as such loans do not represent more than 20% of the Portfolio's assets.

T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO

   The Portfolio's investment objective is long-term growth of capital and, secondarily, dividend income.

   The Portfolio may not purchase securities of open-end or closed-end investment companies except (i) in compliance with the Investment Company Act of 1940, as amended (the "1940 Act") or (ii) securities of the T. Rowe Price Reserve Investment or Government Reserve Investment Funds.

   The Portfolio may not purchase participations or other direct interests in or enter into leases with respect to oil, gas, or other mineral exploration or development programs if, as a result thereof, more than 5% of the value of the total assets of the Portfolio would be invested in such programs.

   The Portfolio may not invest in warrants if, as a result thereof, more than 10% of the value of the net assets of the Portfolio would be invested in warrants.

T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO

   The Portfolio's investment objective is long-term capital growth.

   The Portfolio may not purchase securities of open-end or closed-end investment companies except (i) in compliance with the 1940 Act or (ii) securities of the T. Rowe Price Reserve Investment or Government Reserve Investment Funds.

   The Portfolio may not purchase participations or other direct interests in or enter into leases with respect to oil, gas, or other mineral exploration or development programs if, as a result thereof, more than 5% of the value of the total assets of the Portfolio would be invested in such programs.

   The Portfolio may not invest in warrants if, as a result thereof, more than 10% of the value of the net assets of the Portfolio would be invested in warrants.

ZENITH EQUITY PORTFOLIO

   The Portfolio's investment objective is long-term capital appreciation.

   The Portfolio seeks to achieve its investment objective by investing in three other Portfolios of the Fund. MetLife Advisers invests the Portfolio's assets equally among CAPITAL GUARDIAN U.S. EQUITY, JENNISON GROWTH and FI VALUE LEADERS (the "Zenith Underlying Portfolios"). MetLife Advisers maintains this equal division of assets among the Zenith Underlying Portfolios by rebalancing the Portfolio's assets each fiscal quarter. Each Zenith Underlying Portfolio has a different subadviser who will use a separate set of investment strategies, exposing each Zenith Underlying Portfolio to its own investment risks.

   For information regarding the investment strategies of the Zenith Underlying Portfolios, and the risks associated with those strategies, please refer to the information above which relates to the Zenith Underlying Portfolios and the sections below entitled "Investment Restrictions" and "Investment Practices."

                            INVESTMENT RESTRICTIONS

   The following is a description of fundamental and non-fundamental restrictions on the investments to be made by the thirty-seven Portfolios. Fundamental restrictions may not be changed without the approval of a majority
                         _______
of the outstanding voting securities of the relevant Portfolio. Non-fundamental restrictions may be changed without such vote. Percentage tests regarding any
             ___
investment restriction apply only at the time that a Portfolio is making that investment. State insurance laws and regulations may impose additional limitations on a Portfolio's investments, including its ability to borrow, lend, and use options, futures and other derivative instruments. In addition, these laws may require that a Portfolio's investments meet additional diversification or other requirements. A policy is fundamental only if the Prospectus or this SAI states that it is fundamental or that it may be changed only by shareholder vote.

Fundamental Investment Restrictions
___________________________________

   Each of BLACKROCK AGGRESSIVE GROWTH, BLACKROCK DIVERSIFIED, BLACKROCK INVESTMENT TRUST, BLACKROCK LARGE CAP VALUE, BLACKROCK STRATEGIC VALUE, FI MID CAP OPPORTUNITIES, FRANKLIN TEMPLETON SMALL CAP GROWTH, HARRIS OAKMARK LARGE CAP VALUE, LEHMAN BROTHERS AGGREGATE BOND INDEX, METLIFE MID CAP STOCK INDEX, METLIFE STOCK INDEX, MORGAN STANLEY EAFE INDEX, NEUBERGER BERMAN MID CAP VALUE, OPPENHEIMER GLOBAL EQUITY, RUSSELL 2000 INDEX, T. ROWE PRICE LARGE CAP GROWTH AND T. ROWE PRICE SMALL CAP GROWTH may not:

   1. (a) Borrow money to purchase securities or purchase securities on margin; (b) borrow money more than 5% of total assets for extraordinary or emergency purposes (e.g., to honor redemption requests which might otherwise require the sale of securities at an inopportune time); or (c) borrow in the form of short-term credits necessary to clear Portfolio transactions or to enter into reverse repurchase agreements with banks, together with amounts borrowed for extraordinary or emergency purposes, more than 1/3 of the amount by which total assets exceed total liabilities (excluding the liabilities represented by such obligations). The investment restrictions in (b) and (c) above do not apply to OPPENHEIMER GLOBAL EQUITY.

   2. Engage in the underwriting of securities of other issuers except to the extent that in selling portfolio securities it may be deemed to be a "statutory" underwriter for purposes of the Securities Act of 1933.

   3. Issue senior securities.

   4. Sell call options which are not covered options.

   5. Make loans but this shall not prohibit a Portfolio from entering into repurchase agreements or purchasing bonds, notes, debentures or other obligations of a character customarily purchased by institutional or individual investors.

   6. Invest more than 10% of total assets (including REITs) in real estate interests, including real estate mortgage loans, provided that the limit shall not restrict investments in exchange-traded real estate investment trusts and shares of other real estate companies.

   7. Invest more than 25% of total assets in securities issued by companies primarily engaged in any one industry; provided that: (a) utilities will be considered separate industries according to type of service; (b) oil and oil related companies will be considered separate industries according to type (e.g., domestic crude oil and gas producers, domestic integrated oil companies, international oil companies, and oil service companies will each be deemed a separate industry); and (c) savings, loan associations, and finance companies will be considered separate industries. For these purposes, money market instruments issued by a foreign branch of a domestic bank will not be deemed to be an investment in a domestic bank. The Fund will disclose when more than 25% of these above-mentioned Portfolios' total assets are invested in four oil related industries.

   With respect to these above-mentioned Portfolios, if the Prospectus or this SAI specifically states that one or more of such Portfolios may engage in practices that would otherwise violate a fundamental policy, such exception is also part of such Portfolios' fundamental policies. (On the other hand, any policy set forth in the Prospectus or in the "Investment Objectives and Policies" section of this SAI for these Portfolios that is more restrictive than any fundamental policy on the same subject may be changed without any shareholder vote.)

   None of BLACKROCK BOND INCOME, BLACKROCK LEGACY LARGE CAP GROWTH, BLACKROCK MONEY MARKET, CAPITAL GUARDIAN U.S. EQUITY, DAVIS VENTURE VALUE, FI VALUE LEADERS, HARRIS OAKMARK FOCUSED VALUE, JENNISON GROWTH, LOOMIS SAYLES SMALL CAP, METLIFE CONSERVATIVE ALLOCATION, METLIFE CONSERVATIVE TO MODERATE ALLOCATION, METLIFE MODERATE ALLOCATION, METLIFE MODERATE TO AGGRESSIVE ALLOCATION, METLIFE AGGRESSIVE ALLOCATION, MFS INVESTORS TRUST, MFS TOTAL RETURN, SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES, SALOMON BROTHERS U.S. GOVERNMENT AND ZENITH EQUITY will:

   1. Borrow money, except to the extent permitted by applicable law, regulation or order;

   2. Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws;

   3. Purchase or sell real estate, except that, consistent with its investment policies, the Portfolio may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein;

   4. Purchase or sell commodities or commodity contracts, except that, consistent with its investment policies, the Portfolio may purchase and sell financial futures contracts and options and may enter into swap agreements, foreign exchange contracts and other financial transactions not requiring the delivery of physical commodities;

   5. Make loans, except by purchasing debt obligations in which the Portfolio may invest consistent with its investment policies, by entering into repurchase agreements, by lending its portfolio securities, or as otherwise permitted by applicable law, regulation or order;

   6. Purchase securities (other than (i) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, (ii) securities of a registered investment company, and (iii) in the case of BLACKROCK MONEY MARKET, bank instruments issued by domestic banks and U.S. branches of foreign banks) if, as a result of such purchase, more than 25% of the total assets of the Portfolio (as of the time of investment) would be invested in any one industry, except to the extent permitted by applicable law, regulation or order; or

   7. Issue any senior securities except to the extent permitted by applicable law, regulation or order (for purposes of this restriction, collateral arrangements with respect to any type of swap, option, forward contract or futures contract and collateral arrangements with respect to initial and variation margin are not deemed to involve the issuance of a senior security).

The following sets out additional fundamental policies and restrictions for certain Portfolios:

BLACKROCK AGGRESSIVE GROWTH PORTFOLIO AND BLACKROCK INVESTMENT TRUST PORTFOLIO

As a fundamental policy, these Portfolios may not:

   a. Invest more than 10% of total assets in foreign securities (including investments through European Depositary Receipts ("EDRs") and International Depositary Receipts ("IDRs"), but excluding investments through American Depositary Receipts ("ADRs")) except that 25% of total assets may be invested in securities issued, assumed, or guaranteed by foreign governments or their political subdivisions or instrumentalities; assumed or guaranteed by domestic issuers; or issued, assumed, or guaranteed by foreign issuers with a class of securities listed on NYSE.

   b. Lend portfolio securities in excess of 20% of total assets.

   c. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy); and (iii) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iii) is non-fundamental). The policies in (i) and (iii) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

   d. Sell put options other than to close out option positions previously entered into.

   e. For purposes of the application of the industry concentration fundamental investment restriction in 7 above to the Portfolio, companies engaged in the business of financing may be classified according to the industries of their parent or sponsor companies, or industries that otherwise most affect the financing companies.

BLACKROCK STRATEGIC VALUE PORTFOLIO AND BLACKROCK LARGE CAP VALUE PORTFOLIO

As a fundamental policy, these Portfolios may not:

   a. Lend portfolio securities in excess of 33 % of total assets.

   b. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy); (iii) purchase and sell currency futures contracts (on recognized futures exchanges) as a hedge or to adjust exposure to the currency market (the recognized exchange requirement and limitation as to purpose are non-fundamental policies); (iv) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iv) is non-fundamental); and (v) sell covered put options on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter into futures contracts. The policies in (i) and (iv) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii), (iii) and (v) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

   c. Sell put options other than to close out option positions previously entered into; provided that the Portfolio may (i) sell covered put options on securities and stock indices to earn additional income, as a hedge against or to minimize anticipated loss in value; and (ii) sell covered put options on currencies as a hedge against anticipated declines in currency exchange rates in which securities are held or to be purchased or to earn additional income.

   d. For purposes of the application of the industry concentration fundamental investment restriction in 7 above to the Portfolio, companies engaged in the business of financing may be classified according to the industries of their parent or sponsor companies, or industries that otherwise most affect the financing companies.

BLACKROCK DIVERSIFIED PORTFOLIO

As a fundamental policy, the Portfolio may not:

   a. Invest more than 10% of total assets in foreign securities (including investments through European Depositary Receipts ("EDRs") and International Depositary Receipts ("IDRs"), but excluding investments through American Depositary Receipts ("ADRs")) except that 25% of total assets may be invested in securities issued, assumed, or guaranteed by foreign governments or their political subdivisions or instrumentalities; assumed or guaranteed by domestic issuers; or issued, assumed, or guaranteed by foreign issuers with a class of securities listed on NYSE.

   b. Lend portfolio securities in excess of 20% of total assets.

   c. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy); and (iii) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iii) is non-fundamental). The policies in (i) and (iii) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

   d. Sell put options other than to close out option positions previously entered into.

   e. For purposes of the application of the industry concentration fundamental investment restriction in 7 above to the Portfolio, companies engaged in the business of financing may be classified according to the industries of their parent or sponsor companies, or industries that otherwise most affect the financing companies. Also, the 25% limitation in 7 above shall not apply to the Portfolio's (a) money market securities, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and (b) bank issued debt securities.

FI INTERNATIONAL STOCK PORTFOLIO

As a fundamental policy, the Portfolio may not:

   a. Lend portfolio securities in excess of 20% of total assets.

   b. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy); (iii) purchase and sell currency futures contracts (on recognized futures exchanges) as a hedge or to adjust exposure to the currency market (the recognized exchange requirement and limitation as to purpose are non-fundamental policies); (iv) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iv) is non-fundamental); and (v) sell covered put options on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter into futures contracts. The policies in (i) and (iv) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii), (iii) and (v) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

   c. Sell put options other than to close out option positions previously entered into; provided that the Portfolio may (i) sell covered put options on securities and stock indices to earn additional income, as a hedge against or to minimize anticipated loss in value; and (ii) sell covered put options on currencies as a hedge against anticipated declines in currency exchange rates in which securities are held or to be purchased or to earn additional income.

FI MID CAP OPPORTUNITIES PORTFOLIO

As a fundamental policy, the Portfolio may not:

   a. Invest more than 30% of total assets in foreign securities (including investments through European Depositary Receipts ("EDRs") and International Depositary Receipts ("IDRs"), but excluding investments through American Depositary Receipts ("ADRs")) denominated in a foreign currency and not publicly traded in the U.S.

   b. Lend portfolio securities in excess of 25% of total assets.

   c. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy); (iii) purchase and sell currency futures contracts (on recognized futures exchanges) as a hedge or to adjust exposure to the currency market (the recognized exchange requirement and limitation as to purpose are non-fundamental policies); (iv) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iv) is non-fundamental); and (v) sell covered put options on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter into futures contracts. The policies in (i) and (iv) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii), (iii) and (v) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

   d. Sell put options other than to close out option positions previously entered into; provided that the Portfolio may (i) sell covered put options on securities and stock indices to earn additional income, as a hedge against or to minimize anticipated loss in value; and (ii) sell covered put options on currencies as a hedge against anticipated declines in currency exchange rates in which securities are held or to be purchased or to earn additional income.

FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIO

As a fundamental policy, the Portfolio may not:

   a. Invest more than 25% of total assets in foreign securities (including investments through European Depositary Receipts ("EDRs") and International Depositary Receipts ("IDRs"), but excluding investments through American Depositary Receipts ("ADRs")).

   b. Lend portfolio securities in excess of 20% of total assets.

   c. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy); (iii) purchase and sell currency futures contracts (on recognized futures exchanges) as a hedge or to adjust exposure to the currency market (the recognized exchange requirement and limitation as to purpose are non-fundamental policies); (iv) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iv) is non-fundamental); and (v) sell covered put options on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter into futures contracts. The policies in (i) and (iv) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii), (iii) and (v) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

   d. Sell put options other than to close out option positions previously entered into; provided that the Portfolio may sell covered put options on securities and stock indices to earn additional income, as a hedge against or to minimize anticipated loss in value.

HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO

As a fundamental policy, the Portfolio may not:

   a. Invest more than 25% of total assets in foreign securities (including investments through European Depositary Receipts ("EDRs") and International Depositary Receipts ("IDRs"), but excluding investments through American Depositary Receipts ("ADRs")).

   b. Lend portfolio securities in excess of 33 1/3 % of total assets.

   c. Sell put options other than to close out option positions previously entered into.

   d. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; and (ii) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (ii) is non-fundamental). The policies in (i) and (ii) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission). The Portfolio's policy to not purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return is a non-fundamental policy.

LEHMAN BROTHERS(R) AGGREGATE BOND INDEX PORTFOLIO

As a fundamental policy, the Portfolio may not:

   a. Lend portfolio securities in excess of 33 1/3 % of total assets.

   b. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; and (ii) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (ii) is non-fundamental). The policies in (i) and (ii) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission). The Portfolio's policy to not purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return is a non-fundamental policy.

   c. Sell put options other than to close out option positions previously entered into.

   d. For purposes of the application of the industry concentration fundamental investment restriction in 7 above to the Portfolio, companies engaged in the business of financing may be classified according to the industries of their parent or sponsor companies, or industries that otherwise most affect the financing companies.

METLIFE STOCK INDEX PORTFOLIO

As a fundamental policy, the Portfolio may not:

   a. Invest more than 10% of total assets in foreign securities (including investments through European Depositary Receipts ("EDRs") and International Depositary Receipts ("IDRs"), but excluding investments through American Depositary Receipts ("ADRs")) except 25% of total assets may be invested in securities issued, assumed, or guaranteed by foreign governments or their political subdivisions or instrumentalities; assumed or guaranteed by domestic issuers; or issued, assumed, or guaranteed by foreign issuers with a class of securities listed on NYSE.

   b. Lend portfolio securities in excess of 20% of total assets.

   c. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy); and (iii) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iii) is non-fundamental). The policies in (i) and (iii) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

   d. Sell put options other than to close out option positions previously entered into.

MORGAN STANLEY EAFE(R) INDEX PORTFOLIO

As a fundamental policy, the Portfolio may not:

   a. Lend portfolio securities in excess of 33-1/3% of total assets.

   b. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy); and (iii) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iii) is non-fundamental). The policies in (i) and (iii) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

   c. Sell put options other than to close out option positions previously entered into.

NEUBERGER BERMAN MID CAP VALUE PORTFOLIO

As a fundamental policy, the Portfolio may not:

   a. Invest more than 10% of total assets in foreign securities (including investments through European Depositary Receipts ("EDRs") and International Depositary Receipts ("IDRs"), but excluding investments through American Depositary Receipts ("ADRs")).

   b. Lend portfolio securities in excess of 33 1/3 % of total assets.

   c. Invest in commodities or commodity contracts. The Portfolio's policy to not purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return is a non-fundamental policy.

   d. Sell put options other than to close out option positions previously entered into.

OPPENHEIMER GLOBAL EQUITY PORTFOLIO

As a fundamental policy, the Portfolio may not:

   a. Lend portfolio securities in excess of 33 1/3 % of total assets.

   b. (i) Borrow money in excess of 33% of total assets for extraordinary or emergency purposes (e.g., to honor redemption requests which might otherwise require the sale of securities at an inopportune time), provided that if these obligations with reverse repurchase agreements do not exceed 5% of total assets, no additional securities will be purchased for the Portfolio; or (ii) borrow in the form of short-term credits necessary to clear Portfolio transactions or enter into reverse repurchase agreements with banks, together with amounts borrowed for extraordinary or emergency purposes, more than 1/3 of the amount by which total assets exceed total liabilities (excluding the liabilities represented by such obligations).

   c. Commit more than 5% of the Portfolio's assets to transactions in options, futures or other "derivative" instruments that are intended for any purpose other than to protect against changes in market values of investments the Portfolio owns or intends to acquire, to facilitate the sale or disposition of investments for the Portfolio, or to adjust the effective duration or maturity of fixed income instruments owned by the Portfolio.

   d. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy); (iii) purchase and sell currency futures contracts (on recognized futures exchanges) as a hedge or to adjust exposure to the currency market (the recognized exchange requirement and limitation as to purpose are non-fundamental policies); (iv) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iv) is non-fundamental); and (v) sell covered put options on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter into futures contracts. The policies in (i) and (iv) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii), (iii) and (v) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

   e. Sell put options other than to close out option positions previously entered into; provided that the Portfolio may (i) sell covered put options on securities and stock indices to earn additional income, as a hedge against or to minimize anticipated loss in value; and (ii) sell covered put options on currencies as a hedge against anticipated declines in currency exchange rates in which securities are held or to be purchased or to earn additional income.

RUSSELL 2000(R) INDEX PORTFOLIO AND METLIFE MID CAP STOCK INDEX PORTFOLIO

As a fundamental policy, the Portfolios may not:

   a. Invest more than 10% of total assets in foreign securities (including investments through European Depositary Receipts ("EDRs") and International Depositary Receipts ("IDRs"), but excluding investments through American Depositary Receipts ("ADRs")) except that 25% of total assets may be invested in securities issued, assumed, or guaranteed by foreign governments or their political subdivisions or instrumentalities; assumed or guaranteed by domestic issuers; or issued, assumed, or guaranteed by foreign issuers with a class of securities listed on NYSE.

   b. Lend portfolio securities in excess of 33 1/3 % of total assets.

   c. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy); and (iii) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iii) is non-fundamental). The policies in (i) and (iii) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

   d. Sell put options other than to close out option positions previously entered into.

T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO

As a fundamental policy, the Portfolio may not:

   a. Invest more than 30% (excluding reserves) of total assets in foreign securities (including investments through European Depositary Receipts ("EDRs") and International Depositary Receipts ("IDRs"), but excluding investments through American Depositary Receipts ("ADRs").

   b. Lend portfolio securities in excess of 33-1/3% of total assets.

   c. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy); (iii) purchase and sell currency futures contracts (on recognized futures exchanges) as a hedge or to adjust exposure to the currency market (the recognized exchange requirement and limitation as to purpose are non-fundamental policies); (iv) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iv) is non-fundamental); and (v) sell covered put options on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter into futures contracts. The policies in (i) and (iv) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii), (iii) and (v) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

   d. Sell put options other than to close out option positions previously entered into; provided that the Portfolio may (i) sell covered put options on securities and stock indices to earn additional income, as a hedge against or to minimize anticipated loss in value; and (ii) sell covered put options on currencies as a hedge against anticipated declines in currency exchange rates in which securities are held or to be purchased or to earn additional income.

T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO

As a fundamental policy, the Portfolio may not:

   a. Invest more than 20% (excluding reserves) of total assets in foreign securities (including investments through European Depositary Receipts ("EDRs") and International Depositary Receipts ("IDRs"), but excluding investments through American Depositary Receipts ("ADRs")).

   b. Lend portfolio securities in excess of 33-1/3% of total assets.

   c. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy); (iii) purchase and sell currency futures contracts (on recognized futures exchanges) as a hedge or to adjust exposure to the currency market (the recognized exchange requirement and limitation as to purpose are non-fundamental policies); (iv) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iv) is non-fundamental); and (v) sell covered put options on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter into futures contracts. The policies in (i) and (iv) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii), (iii) and (v) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

   d. Sell put options other than to close out option positions previously entered into; provided that the Portfolio may (i) sell covered put options on securities and stock indices to earn additional income, as a hedge against or to minimize anticipated loss in value; and (ii) sell covered put options on currencies as a hedge against anticipated declines in currency exchange rates in which securities are held or to be purchased or to earn additional income.

Non-Fundamental Investment Restrictions
_______________________________________

For each of BLACKROCK AGGRESSIVE GROWTH, BLACKROCK DIVERSIFIED, BLACKROCK INVESTMENT TRUST, BLACKROCK LARGE CAP VALUE, BLACKROCK STRATEGIC VALUE, FI INTERNATIONAL STOCK, FRANKLIN TEMPLETON SMALL CAP GROWTH, HARRIS OAKMARK LARGE CAP VALUE, LEHMAN BROTHERS AGGREGATE BOND INDEX, METLIFE MID CAP STOCK INDEX, METLIFE STOCK INDEX, MORGAN STANLEY EAFE INDEX, NEUBERGER BERMAN MID CAP VALUE, OPPENHEIMER GLOBAL EQUITY, RUSSELL 2000 INDEX, T. ROWE PRICE LARGE CAP GROWTH AND T. ROWE PRICE SMALL CAP GROWTH, the following non-fundamental policies are in addition to those described elsewhere in the Prospectus or this SAI:

   1. No Portfolio will acquire securities for the purpose of exercising control over the management of any company.

   2. At least 75% of a Portfolio's total assets must be: (a) securities of issuers in which the Portfolio has not invested more than 5% of its total assets, (b) voting securities of issuers as to which the Fund owns no more than 10% of such securities, and (c) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

   3. No Portfolio may make any short sale.

   4. No Portfolio may participate on a joint or joint and several basis in any trading account in securities.

None of BLACKROCK BOND INCOME, BLACKROCK LEGACY LARGE CAP GROWTH, BLACKROCK MONEY MARKET, CAPITAL GUARDIAN U.S. EQUITY, DAVIS VENTURE VALUE, FI MID CAP OPPORTUNITIES, FI VALUE LEADERS, HARRIS OAKMARK FOCUSED VALUE, JENNISON GROWTH, LOOMIS SAYLES SMALL CAP, METLIFE CONSERVATIVE ALLOCATION, METLIFE CONSERVATIVE TO MODERATE ALLOCATION, METLIFE MODERATE ALLOCATION, METLIFE MODERATE TO AGGRESSIVE ALLOCATION, METLIFE AGGRESSIVE ALLOCATION, MFS INVESTORS TRUST, MFS TOTAL RETURN, SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES, SALOMON BROTHERS U.S. GOVERNMENT AND ZENITH EQUITY will:

   1. Invest in securities of other investment companies except to the extent permitted by applicable law, regulation or order;

   2. *Invest more than 15% (10% in the case of BlackRock Money Market) of the value of the net assets of the Portfolio in illiquid securities (as of the time of investment), including variable amount master demand notes (if such notes provide for prepayment penalties) and repurchase agreements with remaining maturities in excess of seven days.

      (If, through a change in security values or net assets, or due to other circumstances, the value of illiquid securities held by the Portfolio exceeds 15% (10% in the case of BlackRock Money Market) of the value of the net assets of the Portfolio, the Portfolio shall consider appropriate steps to protect liquidity);

   3. Sell securities short or purchase any securities on margin, except to the extent permitted by applicable law, regulation or order;

   4. **With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Portfolio would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities, or to securities of any registered investment company; or

   5. **With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer (as of the time of acquisition); provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities, or to securities of any registered investment company.

* For purposes of non-fundamental investment restriction (2), "illiquid securities" is defined in this SAI under "Investment Practices - Illiquid Securities."

** The non-fundamental investment restrictions (4) and (5) above do not apply to HARRIS OAKMARK FOCUSED VALUE, METLIFE CONSERVATIVE ALLOCATION, METLIFE CONSERVATIVE TO MODERATE ALLOCATION, METLIFE MODERATE ALLOCATION, METLIFE MODERATE TO AGGRESSIVE ALLOCATION or METLIFE AGGRESSIVE ALLOCATION.

Insurance Law Restrictions
__________________________

   The ability to sell contracts in New York requires that each portfolio manager use his or her best efforts to assure that each Portfolio complies with the investment restrictions and limitations prescribed by Sections 1405 and 4240 of the New York State Insurance Law and regulations thereunder in so far as such restrictions and limitations are applicable to investment of separate account assets in mutual funds. Failure to comply with these restrictions or limitations will result in the insurance companies that invest in the Fund ceasing to make investments in that Portfolio for the separate accounts. The current law and regulations permit the Fund to make any purchase if made on the basis of good faith and with that degree of care that an ordinarily prudent person in a like position would use under similar circumstances.

Variable Contract Related Investment Restrictions
_________________________________________________

   Separate accounts supporting variable life insurance and variable annuity contracts are subject to certain diversification requirements imposed by regulations adopted under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code" or the "Code"). Because the Fund is intended as an investment vehicle for variable life insurance and variable annuity separate accounts, Section 817(h) of the Internal Revenue Code requires that the Fund's investments, and accordingly the investments of each Portfolio, be "adequately diversified" in accordance with regulations promulgated by the Department of the Treasury. Failure to do so means the variable life insurance and variable annuity contracts would cease to qualify as life insurance and annuities for federal tax purposes. Regulations specifying the diversification requirements have been issued by the Department of the Treasury. The Fund intends to comply with these requirements.

                             INVESTMENT PRACTICES

   The following information relates to some of the investment practices in which certain Portfolios may engage. The table indicates which Portfolios may engage in each of these practices.

   Each ASSET ALLOCATION PORTFOLIO invests in shares of the Underlying Portfolios and its performance is directly related to the ability of the Underlying Portfolios to meet their respective investment objectives, as well as MetLife Advisers' allocation among the Underlying Portfolios. Accordingly, each ASSET ALLOCATION PORTFOLIO'S investment performance will be influenced by the investment practices of and risks associated with the Underlying Portfolios, as described below, in direct proportion to the amount of assets each ASSET ALLOCATION PORTFOLIO allocates to the Underlying Portfolios utilizing such practices. Similar to the ASSET ALLOCATION PORTFOLIOS, ZENITH EQUITY indirectly engages in the investment practices of the Zenith Underlying Portfolios. Information in "Investment Company Securities" below also applies generally to direct investments that may be made by the ASSET ALLOCATION PORTFOLIOS and ZENITH EQUITY.

   A Portfolio may be subject to specific limitations on these investment practices, as stated above under "Investment Objectives and Policies" or "Investment Restrictions" or in the Prospectus. The information below does not describe every type of investment, technique or risk to which a Portfolio may be exposed. Each Portfolio reserves the right, without notice, to make any investment, or use any investment technique, except to the extent that such activity would require a shareholder vote, as discussed above under "Investment Restrictions." The RUSSELL 2000 INDEX PORTFOLIO, METLIFE MID CAP STOCK INDEX PORTFOLIO, MORGAN STANLEY EAFE INDEX PORTFOLIO and METLIFE STOCK INDEX PORTFOLIO are collectively referred to as the "Equity Index Portfolios," and, together with the LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO, the "Index Portfolios."

INVESTMENT PRACTICES                    PORTFOLIOS
--------------------                    ----------

Equity Securities                       All Portfolios other
                                        than Lehman Brothers
                                        Aggregate Bond Index and
                                        BlackRock Money Market

Convertible Securities                  All Portfolios other
                                        than BlackRock Money
                                        Market

Fixed-income Securities                 All Portfolios

Money Market Instruments                All Portfolios

U.S. Government Securities              All Portfolios


Mortgage-Related Securities             All Portfolios other
                                        than Equity Index
                                        Portfolios, FI Mid Cap
                                        Opportunities, FI Value
                                        Leaders and FI
                                        International Stock

Stripped Mortgage Securities            All Portfolios other
                                        than Equity Index
                                        Portfolios, FI Mid Cap
                                        Opportunities, FI Value
                                        Leaders and FI
                                        International Stock

Asset-backed Securities                 All Portfolios other
                                        than Equity Index
                                        Portfolios, FI Mid Cap
                                        Opportunities, FI Value
                                        Leaders and FI
                                        International Stock

Zero Coupon Securities                  All Portfolios other
                                        than BlackRock Money
                                        Market and Equity Index
                                        Portfolios

Lower Rated Fixed-income Securities     All Portfolios other
(High Yield Debt)                       than BlackRock Money
                                        Market and Equity Index
                                        Portfolios

Foreign Securities                      All Portfolios

High Yield/High Risk Foreign Sovereign  All Portfolios other
Debt Securities                         than Equity Index
                                        Portfolios and BlackRock
                                        Money Market

Brady Bonds                             All Portfolios other
                                        than Equity Index
                                        Portfolios, FI Mid Cap
                                        Opportunities, FI Value
                                        Leaders and FI
                                        International Stock

Foreign Equity Depositary Receipts      All Portfolios other
                                        than Lehman Brothers
                                        Aggregate Bond Index and
                                        BlackRock Money Market

Yankee Bonds                            All Portfolios other
                                        than BlackRock Money
                                        Market, Equity Index
                                        Portfolios, FI Mid Cap
                                        Opportunities, FI Value
                                        Leaders and FI
                                        International Stock

INVESTMENT PRACTICES                    PORTFOLIOS
--------------------                    ----------

Foreign Currency                        All Portfolios other
Transactions, including                 than BlackRock Money
Forward Contracts,                      Market, Russell 2000
Futures and Options                     Index, MetLife Mid Cap
                                        Stock Index and MetLife
                                        Stock Index (except that
                                        Neuberger Berman Mid Cap
                                        Value may not purchase
                                        options on foreign
                                        currencies)

Emerging Markets                        All Portfolios other
                                        than BlackRock Money
                                        Market

Obligations of                          All Portfolios other
Supranational Agencies                  than Equity Index
                                        Portfolios

Illiquid Securities                     All Portfolios

Rule 144A Securities                    All Portfolios

Real Estate Investment                  All Portfolios other
Trusts                                  than BlackRock Money
                                        Market

Investment Company Securities           All Portfolios

Exchange Traded Funds                   All Portfolios other
                                        than BlackRock Money
                                        Market

Repurchase Agreements                   All Portfolios

Reverse Repurchase Agreements           All Portfolios other
                                        than FI Mid Cap
                                        Opportunities, FI Value
                                        Leaders and FI
                                        International Stock

Dollar Rolls                            All Portfolios other
                                        than FI Mid Cap
                                        Opportunities, FI Value
                                        Leaders and FI
                                        International Stock

Purchasing and Selling                  All Portfolios other
Options on Securities                   than Neuberger Berman
                                        Mid Cap Value and
                                        BlackRock Money Market

Purchasing and Selling                  All Portfolios other
Futures (and options                    than Neuberger Berman
thereon)                                Mid Cap Value, BlackRock
                                        Money Market and Harris
                                        Oakmark Focused Value

Eurodollar Futures and                  All Portfolios other
Options                                 than BlackRock Money
                                        Market, Neuberger Berman
                                        Mid Cap Value, FI Mid
                                        Cap Opportunities and FI
                                        Value Leaders

Loan Participations and                 All Portfolios other
Assignments                             than BlackRock Money
                                        Market, Equity Index
                                        Portfolios, FI Mid Cap
                                        Opportunities, FI Value
                                        Leaders and FI
                                        International Stock

Swaps, Caps, Floors,                    All Portfolios other
Collars, Etc.                           than BlackRock Money
                                        Market, FI Mid Cap
                                        Opportunities, FI Value
                                        Leaders and FI
                                        International Stock
                                        (Neuberger Berman Mid
                                        Cap Value may not engage
                                        in swaps)

Inverse Floaters                        All Portfolios other
                                        than BlackRock Money
                                        Market, Equity Index
                                        Portfolios, FI Mid Cap
                                        Opportunities, FI Value
                                        Leaders and FI
                                        International Stock

Structured Notes                        All Portfolios other
                                        than BlackRock Money
                                        Market, Equity Index
                                        Portfolios, FI Mid Cap
                                        Opportunities, FI Value
                                        Leaders and FI
                                        International Stock

INVESTMENT PRACTICES                    PORTFOLIOS
--------------------                    ----------

Capital Securities                      All Portfolios other
                                        than BlackRock Money
                                        Market, Equity Index
                                        Portfolios, FI Mid Cap
                                        Opportunities, FI Value
                                        Leaders and FI
                                        International Stock

Payment-in-Kind                         All Portfolios other
securities ("PIKs")                     than BlackRock Money
                                        Market, Equity Index
                                        Portfolios, FI Mid Cap
                                        Opportunities, FI Value
                                        Leaders and FI
                                        International Stock

Warrants                                All Portfolios other
                                        than BlackRock Money
                                        Market

Indexed Securities                      All Portfolios other
                                        than BlackRock Money
                                        Market

When Issued Securities                  All Portfolios

Forward Commitments                     All Portfolios other
                                        than BlackRock Money
                                        Market

Hybrid Instruments                      All Portfolios other
                                        than BlackRock Money
                                        Market (up to 10% of
                                        total assets for T. Rowe
                                        Price Large Cap Growth
                                        and T. Rowe Price Small
                                        Cap Growth)

Short Sales "Against the                Harris Oakmark Focused
Box"                                    Value, MFS Investors
                                        Trust, MFS Total Return,
                                        BlackRock Legacy Large
                                        Cap Growth and BlackRock
                                        Bond Income

Lending of Portfolio Securities         All Portfolios

Equity Securities - The Portfolios listed above may invest in equity
_________________
securities. Equity securities are more volatile and more risky than some other forms of investment. Therefore, the value of your investment in a Portfolio may sometimes decrease instead of increase. Investments in companies with relatively small capitalization may involve greater risk than is usually associated with more established companies. These companies often have sales and earnings growth rates which exceed those of companies with larger capitalization. Such growth rates may in turn be reflected in more rapid share price appreciation. However, companies with smaller capitalization often have limited product lines, markets or financial resources and they may be dependent upon a relatively small management group. The securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger capitalization or the market averages in general. The net asset value of each class of a Portfolio that invests in companies with smaller capitalization, therefore, may fluctuate more widely than market averages.

Convertible Securities - The Portfolios listed above may invest in convertible
______________________
securities, including corporate bonds, notes or preferred stocks of U.S. or foreign issuers that can be converted into (that is, exchanged for) common stocks or other equity securities. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their values will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security. The value of convertible securities that pay dividends or interest, like the value of other fixed-income securities, generally fluctuates inversely with changes in interest rates. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. They do not represent ownership of the securities for which they are exercisable, but only the right to buy such securities at a particular price.

Fixed-Income Securities - The Portfolios listed above may invest in
_______________________
fixed-income securities. Fixed-income securities include a broad array of short, medium and long term obligations issued by the U.S. or foreign governments, government or international agencies and instrumentalities, and corporate issuers of various types. Some fixed-income securities represent uncollateralized obligations of their issuers; in other cases, the securities may be backed by specific assets (such as mortgages or other receivables) that have been set aside as collateral for the issuer's obligation. Fixed-income securities generally involve an obligation of the issuer to pay interest or dividends on either a current basis or at the maturity of the security, as well as the obligation to repay the principal amount of the security at maturity.

   Fixed-income securities involve both credit risk and market risk. Credit risk is the risk that the security's issuer will fail to fulfill its obligation to pay interest, dividends or principal on the security. Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors. Except to the extent values are affected by other factors such as developments relating to a specific issuer, generally the value of a fixed-income security can be expected to rise when interest rates decline and conversely, the value of such a security can be expected to fall when interest rates rise. Some fixed-income securities also involve prepayment or call risk. This is the risk that the issuer will repay a Portfolio the principal on the security before it is due, thus depriving the Portfolio of a favorable stream of future interest or dividend payments. In addition, many fixed-income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although a Portfolio would typically receive a premium if an issuer were to redeem a security, if an issuer were to exercise a "call option" and redeem the security during times of declining interest rates, the Portfolio may realize a capital loss on its investment if the security was purchased at a premium and the Portfolio may be forced to replace the called security with a lower yielding security.

   Because interest rates vary, it is impossible to predict the income for any particular period of a Portfolio that invests in fixed-income securities. Fluctuations in the value of a Portfolio's investments in fixed-income securities will cause the net asset value of each class of the Portfolio to increase or decrease.

   Duration is a measure of the price volatility of a bond equal to the weighted average term to maturity of the bond's cash flows. The weights are the present values of each cash flow as a percentage of the present value of all cash flows. The greater the duration of a bond, the greater its percentage price volatility. Only a pure discount bond - that is, one with no coupon or sinking-fund payments - has a duration equal to the remaining maturity of the bond, because only in this case does the present value of the final redemption payment represent the entirety of the present value of the bond. For all other bonds, duration is less than maturity.

   The difference between duration and maturity depends on: (a) the size of the coupon, (b) whether or not there are to be sinking-fund payments, and (c) the yield-to-maturity represented by the bond's current market value. The higher the coupon the shorter the duration. This is because the final redemption payment accounts for a smaller percentage of the bond's current value. The higher the yield the shorter the duration. This is because the present values of the distant payments become less important relative to the present values of the nearer payments. A typical sinking fund reduces duration by about 1.5 years. For bonds of less than five years to maturity, duration expands rapidly as maturity expands. From 5 to 15 years remaining maturity, duration continues to expand as maturity lengthens, but at a considerably slower rate. Beyond 15 years' maturity, increments to duration are quite small, and only a bond with very low (or no) coupon would have a duration of more than 15 years.

   There is a close relationship between duration and the price sensitivity of a bond to changes in interest rates. The relationship is approximately as follows:

   Percent change in bond price = - (Duration x Absolute change in yield).

   For example, a bond with 10 years' duration will decline (or rise) in price by approximately 5 percent when yield increases (or decreases) by one half percent. Similarly, a yield increase of 2 percent will produce a price decline of about 24 percent for a bond with 12 years' duration; but the same 2 percent yield increase will produce a price decline of only some 10 percent for a bond with five-years' duration. This same relationship holds true for the duration and price of the entire portfolio of a Portfolio.

Money Market Instruments - Obligations of foreign branches of U.S. banks and
________________________
other foreign securities are subject to risks of foreign political, economic and legal developments, which include foreign governmental restrictions adversely affecting payment of principal and interest on the obligations, foreign withholding and other taxes on interest income, and difficulties in obtaining and enforcing a judgment against a foreign branch of a domestic bank. With respect to bank obligations, different risks may result from the fact that foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks. For instance, such branches may not be subject to the types of requirements imposed on domestic banks with respect to mandatory reserves, loan limitations, examinations, accounting, auditing, recordkeeping and the public availability of information. Obligations of such branches will be purchased by a Portfolio only when the Portfolio's adviser or subadviser believes the risks are minimal.

   The following constitutes a description of the money market instruments which may be purchased by each Portfolio, some of which may only invest for temporary defensive purposes.

   U.S. GOVERNMENT SECURITIES - are bills, certificates of indebtedness, notes and bonds issued by agencies, authorities and instrumentalities of the U.S. Government. Some obligations, such as those issued by the U.S. Treasury, the Government National Mortgage Association, the Farmers' Home Administration and the Small Business Administration, are backed by the full faith and credit of the U.S. Treasury. Other obligations are backed by the right of the issuer to borrow from the U.S. Treasury or by the credit of the agency, authority or instrumentality itself. Such obligations include, but are not limited to, obligations issued by the Tennessee Valley Authority, the Bank for Cooperatives, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks and the Federal National Mortgage Association.

   CERTIFICATES OF DEPOSIT - are certificates issued against funds deposited in a bank, are for a definite period of time, earn a specified rate of return and are normally negotiable.

   BANKERS' ACCEPTANCES - are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity.

   EURODOLLAR OBLIGATIONS - are obligations of foreign branches of U.S. banks.

   COMMERCIAL PAPER - refers to promissory notes issued by corporations in order to finance their short-term credit needs. Commercial paper may also be backed by segregated assets. See "Asset-backed securities" below. For a description of commercial paper ratings see Appendix A-2. Commercial paper may also be issued by foreign companies or banks or their U.S. affiliates.

U.S. Government Securities - The Portfolios listed above may invest in some or
__________________________
all of the following U.S. Government securities, as well as in other types of securities issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities:

   U.S. TREASURY BILLS - Direct obligations of the United States Treasury which are issued in maturities of one year or less. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the United States Government.

   U.S. TREASURY NOTES AND BONDS - Direct obligations of the United States Treasury issued in maturities that vary between one and 40 years, with interest normally payable every six months. These obligations are backed by the full faith and credit of the United States Government.

   "GINNIE MAES" - Debt securities issued by a mortgage banker or other mortgagee which represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmer's Home Administration or guaranteed by the Veterans Administration. The Government National Mortgage Association ("GNMA") guarantees the timely payment of principal and interest when such payments are due, whether or not these amounts are collected by the issuer of these certificates on the underlying mortgages. Mortgages included in single family or multi-family residential mortgage pools backing an issue of Ginnie Maes have a maximum maturity of up to 30 years. Scheduled payments of principal and interest are made to the registered holders of Ginnie Maes (such as the Fund) each month. Unscheduled prepayments may be made by homeowners, or as a result of a default. Prepayments are passed through to the registered holder (such as the Fund, which reinvests any prepayments) of Ginnie Maes along with regular monthly payments of principal and interest.

   "FANNIE MAES" - The Federal National Mortgage Association ("FNMA") is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers. Fannie

Maes are pass-through securities issued by FNMA that are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

   "FREDDIE MACS" - The Federal Home Loan Mortgage Corporation ("FHLMC") is a corporate instrumentality of the United States Government. Freddie Macs are participation certificates issued by FHLMC that represent an interest in residential mortgages from FHLMC's National Portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Freddie Macs are not backed by the full faith and credit of the United States Government.

   U.S. Government securities often do not involve the same credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from U.S. Government securities are generally lower than the yields available from corporate fixed-income securities. Like other fixed-income securities, however, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the net asset value of each class of a Portfolio. Since the magnitude of these fluctuations will generally be greater at times when the Portfolio's average maturity is longer, under certain market conditions, a Portfolio may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities.

Mortgage-Related Securities - The Portfolios listed above may invest in the
___________________________
following types of mortgage-related securities:

   PRIVATELY ISSUED MORTGAGE SECURITIES - These privately-issued pass through securities provide for the monthly principal and interest payments made by individual borrowers to pass through to investors on a corporate basis, and in privately issued collateralized mortgage obligations ("CMOs"; see the general description below). Privately-issued mortgage securities are issued by private originators of, or investors in, mortgage loans, including mortgage bankers, commercial banks, investment banks, savings and loan associations and special purpose subsidiaries of the foregoing. Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of GNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. For a description of the types of credit enhancements that may accompany privately-issued mortgage securities, see "Types of Credit Support" below. A Portfolio will not limit its investments to asset-backed securities with credit enhancements.

   ADJUSTABLE RATE MORTGAGE SECURITIES - An Adjustable Rate Mortgage Security ("ARM"), like a traditional mortgage security, is an interest in a pool of mortgage loans that provides investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. Unlike fixed rate mortgage securities, ARMs are collateralized by or represent interests in mortgage loans with variable rates of interest. These interest rates are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag changes in prevailing market interest rates. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods. Because of the resetting of interest rates, ARMs are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall.

   COLLATERALIZED MORTGAGE OBLIGATIONS - A Collateralized Mortgage Obligation ("CMO") is a debt security collateralized by a portfolio of mortgages or mortgage securities held under a trust indenture. In some cases, the underlying mortgages or mortgage securities are issued or guaranteed by the U.S. Government or an agency or instrumentality thereof, but the obligations purchased by a Portfolio will in many cases not be so issued or guaranteed. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its maturity. The early retirement of a particular class or series of CMO held by a Portfolio would have the same effect as the prepayment of mortgages underlying a mortgage pass-through security.

Stripped Mortgage Securities - The Portfolios listed above may invest in
____________________________
stripped mortgage securities, which are derivative multi-class mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. Government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities in which the Portfolios invest. Stripped mortgage securities may not be as liquid as other securities in which the Portfolios may invest.

   Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield-to-maturity on an IO class is extremely sensitive not only to changes in prevailing interest rates but also the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio's yield-to-maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities even if the securities are rated in a top rating category.

   As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of other mortgage securities, like other debt instruments, will tend to move in the opposite direction of interest rates. Accordingly, investing in IOs, in conjunction with the other mortgage securities described herein, may reduce fluctuations in the net asset value of each class of a Portfolio.

   In addition to the stripped mortgage securities described above, the Portfolios listed above may invest in similar securities such as "Super POs," "Levered IOs" and "IOettes," all of which are more volatile than conventional POs or IOs. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. Risks connected with Levered IOs and IOettes are similar in nature to those associated with IOs. The Portfolios may also invest in other similar instruments developed in the future that are deemed consistent with the investment objectives, policies and restrictions of the Portfolio.

   Under the Internal Revenue Code, POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the portfolio.

Asset-Backed Securities - The Portfolios listed above may invest in
_______________________
asset-backed securities. As with mortgage securities, asset-backed securities are often backed by a pool of assets representing the obligation of a number of different parties and use similar credit enhancement techniques. For a description of the types of credit enhancement that may accompany privately-issued mortgage securities, see "Types of Credit Support" below. A Portfolio will not limit its investments to asset-backed securities with credit enhancements. Although asset-backed securities are not generally traded on a national securities exchange, many such securities are widely traded by brokers and dealers, and in such cases will not be deemed by that Portfolio's subadviser to be illiquid securities for the purposes of the investment policy that limits a Portfolio's investments in illiquid securities.

   TYPES OF CREDIT SUPPORT - Mortgage securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failure by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. A Portfolio will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

   The ratings of mortgage securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

   Examples of credit support arising out of the structure of the transaction include "senior subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal and interest, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.

Zero Coupon Securities - The Portfolios listed above may invest in zero coupon
______________________
securities. Zero coupon securities involve special risk considerations. Zero coupon securities include debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When such a zero coupon security is held to maturity, its entire return (other than the return of the principal upon maturity) consists of the amortization of discount and comes from the difference between its purchase price and its maturity value. The difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the return on their investment will be. Certain other zero coupon securities, which also are sold at substantial discounts from their maturity value, provide for the commencement of regular interest payments at a deferred date.

   Zero coupon securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The values of zero coupon securities appreciate more during periods of declining interest rates and depreciates more during periods of rising interest rates. Zero coupon securities may be issued by a wide variety of corporate and governmental issuers. Although zero coupon securities are generally not traded on a national securities exchange, many such securities are widely traded by brokers and dealers and, if so, will not be considered illiquid.

   Current federal income tax law requires the holder of a zero coupon security (as well as the holders of other securities, such as Brady Bonds, which may be acquired at a discount) to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income and excise taxes, a Portfolio may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Lower Rated Fixed-Income Securities (High Yield Debt) - The Portfolios listed
_____________________________________________________
above may invest in high yield debt. Fixed-income securities rated below "investment grade" (I.E., rated below one of the top four ratings from Moody's or S&P or any other nationally recognized rating agency; or, if the securities are unrated, judged by the subadviser to be of similar quality) are considered high yield, high risk securities and are commonly known as "high yield debt" or "junk bonds". Lower quality fixed-income securities generally provide higher yields, but are subject to greater credit and market risk than higher quality fixed-income securities. Lower quality fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. The ability of a Portfolio investing in lower quality fixed-income securities to achieve its investment objective may be more dependent on the relevant adviser's or subadviser's own credit analysis than it would be for a Portfolio investing in higher quality bonds. The market for lower quality fixed-income securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for lower rated fixed-income securities. This lack of liquidity at certain times may affect the valuation of these securities and may make the valuation and sale of these securities more difficult. For more information, including a detailed description of the ratings assigned by S&P, Moody's and Fitch, Inc., please refer to "Appendix A-1-Description of Bond Ratings."

Foreign Securities - The Portfolios listed above may invest in foreign
__________________
securities. Unless otherwise indicated in the Prospectus or this SAI with respect to a Portfolio, foreign securities refer to securities of issuers organized or headquartered outside the United States or primarily traded outside the United States.

   Although investing in foreign securities may increase a Portfolio's diversification and reduce portfolio volatility, foreign securities may present risks not associated with investments in comparable securities of U.S. issuers. There may be less information publicly available about a foreign corporate or governmental issuer than about a U.S. issuer, and foreign corporate issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than in the United States. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. A Portfolio's receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations.

   A Portfolio's investments in foreign securities may include investments in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, highly limited numbers of potential buyers for such securities and delays and disruptions in securities settlement procedures.

   Since most foreign securities are denominated in foreign currencies or trade primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of a Portfolio investing in these securities may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations. Changes in the value relative to the U.S. dollar of a foreign currency in which a Portfolio's holdings are denominated will result in a change in the U.S. dollar value of the Portfolio's assets and the Portfolio's income available for distribution.

   In addition, although part of a Portfolio's income may be received or realized in foreign currencies, the Portfolio will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after a Portfolio's income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of the dividend, the Portfolio could be required to liquidate portfolio securities to pay the dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time a Portfolio accrues expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred.

   Each Portfolio may also purchase shares of investment companies investing primarily in foreign securities, including shares of funds that invest primarily in securities of issuers located in one foreign country or region. Each Portfolio may, subject to the limitations stated above, invest in World Equity Benchmark Shares ("WEBS") and similar securities that invest in securities included in foreign securities indices. See "Investment Practices - Foreign Equity Depositary Receipts."

High Yield/High Risk Foreign Sovereign Debt Securities - The Portfolios listed
______________________________________________________
above may invest in high yield/high risk foreign sovereign debt securities, which are typically issued by developing or emerging market countries. Such countries' ability to pay principal and interest may be adversely affected by many factors, including high rates of inflation, high interest rates, currency exchange rate fluctuations or difficulties, political uncertainty or instability, the country's cash flow position, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, the policy of the International Monetary Fund (the "IMF"), the World Bank and other international agencies, the obligor's balance of payments, including export performance, its access to international credit and investments, fluctuations in the international prices of commodities which it imports or exports and the extent of its foreign reserves and access to foreign exchange. Currency devaluations may also adversely affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

   If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these entities to make such disbursements may be conditioned on the government's implementation of economic reforms or other requirements. Failure to meet such conditions may result in the cancellation of such third parties' commitments to lend funds, which may further impair the obligor's ability or willingness to timely service its debts.

   A Portfolio may invest in the sovereign debt of foreign countries which have issued or have announced plans to issue Brady Bonds, and expect that a substantial portion of their investments in sovereign debt securities will consist of Brady Bonds.

Brady Bonds - The Portfolios listed above may invest in Brady Bonds, which are
___________
debt securities issued under the framework of the Brady Plan, an initiative announced by then U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the World Bank and the IMF. The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued bonds ("Brady Bonds"). Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements with the World Bank or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country's economic growth and development. Investors should recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors.

   Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, a Portfolio will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase. Brady Bonds issued to date have traded at a deep discount from their face value. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. A Portfolio may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories.

   In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

   Sovereign obligors in developing and emerging market countries have in the past experienced substantial difficulties in servicing their external debt obligations, which has led to defaults on certain obligations and the restructuring of certain indebtedness including, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds and obtaining new credit to finance interest payments. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which a Portfolio may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Portfolio's holdings. Brady Bonds involving an emerging market country are included in any Portfolio's limitation on investments in emerging markets.

Foreign Equity Depositary Receipts - In addition to purchasing foreign
__________________________________
securities directly, each Portfolio listed above may purchase Foreign Equity Depositary Receipts, which are instruments issued by a bank that represent an interest in equity securities held by arrangement with the bank. The Portfolios listed above may invest in European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and International Depositary Receipts ("IDRs"). In addition, the Portfolios listed above may invest in American Depositary Receipts ("ADRs"), which represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and, generally, are in registered form. EDRs, GDRs and IDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. EDRs, GDRs and IDRs are not necessarily quoted in the same currency as the underlying security.

   Foreign Equity Depositary Receipts can be either "sponsored" or "unsponsored." Sponsored Foreign Equity Depositary Receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored Foreign Equity Depositary Receipts are arranged without involvement by the issuer of the underlying equity securities. Less information about the issuer of the underlying equity securities may be available in the case of unsponsored Foreign Equity Depositary Receipts.

   To the extent a Portfolio acquires Foreign Equity Depositary Receipts through banks that do not have a contractual relationship with the foreign issuer of the security underlying the Foreign Equity Depositary Receipts to issue and service such Foreign Equity Depositary Receipts (unsponsored), there may be an increased possibility that such Portfolio would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Foreign Equity Depositary Receipts does not eliminate the risks inherent in investing in securities of non-U.S. issuers. The market value of Foreign Equity Depositary Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Foreign Equity Depositary Receipts and the underlying securities are quoted. However, by investing in Foreign Equity Depositary Receipts, such as ADRs, that are quoted in U.S. dollars, a Portfolio may avoid currency risks during the settlement period for purchases and sales.

Yankee Bonds - The Portfolios listed above may invest in Yankee bonds, which
____________
are bonds denominated in U.S. dollars and issued by foreign entities for sale in the United States. Yankee bonds are affected by interest rates in the U.S. and by the economic, political and other forces which impact the issuer locally.

Foreign Currency Transactions, including Forward Contracts, Futures and Options
_______________________________________________________________________________
- The Portfolios listed above may engage in foreign currency transactions to protect against a change in the foreign currency exchange rate between the date on which a Portfolio contracts to purchase or sell a security that settles in a foreign currency and the settlement date for the purchase or sale. In order to "lock in" the equivalent of a dividend or interest payment in another currency, a Portfolio may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate. If conditions warrant, a Portfolio may also enter into contracts with banks or broker-dealers to purchase or sell foreign currencies at a future date ("forward contracts"). A Portfolio will maintain cash or other liquid assets in a segregated account with the custodian in an amount at least equal to (i) the difference between the current value of the Portfolio's liquid holdings that settle in the relevant currency and the Portfolio's outstanding net obligations under currency forward contracts in that currency, or (ii) the current amount, if any, that would be required to be paid to enter into an offsetting forward currency contract which would have the effect of closing out the original forward contract.

   Subject to the investment policies described above in "Investment Objectives" and "Investment Restrictions" and in the Prospectus, the Portfolios listed above may also purchase or sell foreign currency futures contracts traded on futures exchanges. Foreign currency futures contract transactions involve risks similar to those of other futures transactions. Certain

Portfolios may also purchase options on foreign currencies. See "Purchasing and Selling Options on Securities," and "Purchasing and Selling Futures (and options thereon)" below. A Portfolio's use of such transactions may be limited by tax considerations.

Emerging Markets - The Portfolios listed above may invest in the securities of
________________
issuers in emerging market countries (up to the limit of each Portfolio's ability to invest in foreign securities). Investing in securities of issuers in emerging market countries involves risks in addition to those discussed in the Prospectus and this SAI under "Foreign Securities." Emerging market countries are generally located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. A Portfolio's purchase and sale of portfolio securities in certain emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Portfolio, the subadviser, its affiliates and their respective clients and other service providers. A Portfolio may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

   Foreign investment in the securities markets of certain emerging market countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign countries or limit investment by foreign countries to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Portfolio. The repatriation of both investment income and capital from certain emerging market countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct investment in equity securities in certain Asian countries, such as Taiwan, it is anticipated that a Portfolio may invest in such countries only through other investment funds in such countries. See "Investment Company Securities" below.

   OPPENHEIMER GLOBAL EQUITY intends to invest less than 5% of its total assets in securities of issuers of Eastern European countries. The social, political and economic reforms in most Eastern European countries are still in their early stages, and there can be no assurance that these reforms will continue. Eastern European countries in many cases do not have a sophisticated or well-established capital market structure for the sale and trading of securities. Participation in the investment markets in some of those countries may be available initially or solely through investment in joint ventures, state enterprises, private placements, unlisted securities or other similar illiquid investment vehicles.

   In addition, although investment opportunities may exist in Eastern European countries, any change in the leadership or policies of the governments of those countries, or changes in the leadership or policies of any other government that exercises a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring. As a result investment opportunities which may currently exist may be threatened.

   The prior authoritarian governments of a number of the Eastern European countries previously expropriated large amounts of real and personal property, which may include property which will be represented by or held by entities issuing the securities a Portfolio might wish to purchase. In many cases, the claims of the prior property owners against those governments were never finally settled. There can be no assurance that any property represented by or held by entities issuing securities purchased by a Portfolio will not also be expropriated, nationalized, or confiscated. If that property were confiscated, the Fund could lose a substantial portion of its investments in such countries. A Portfolio's investments could also be adversely affected by exchange control regulations imposed in any of those countries.

Obligations of Supranational Agencies - The Portfolios listed above may invest
_____________________________________
in obligations issued by supranational agencies such as the International Bank for Reconstruction and Development (commonly known as the World Bank) which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions. Debt obligations of supranational agencies are not considered U.S. Government securities and are not supported, directly or indirectly, by the U.S. Government.

Illiquid Securities - Each Portfolio may invest up to 15% (10% in the case of
___________________
BLACKROCK MONEY MARKET) of its net assets in "illiquid securities," that is, securities which in the opinion of the subadviser may not be resalable at the price at which the Portfolio is valuing the security, within seven days, except as qualified below. Illiquid securities include securities whose disposition is restricted by federal securities laws (other than Rule 144A securities deemed liquid by the Portfolio's subadviser) and certificates of deposit and repurchase agreements of more than seven days duration or any time deposit with a withdrawal penalty. If through the appreciation of illiquid securities or the depreciation of liquid securities, a Portfolio is in a position where more than 15% (10% in the case of BLACKROCK MONEY MARKET) of the value of its net assets are invested in illiquid assets, the Portfolio is not required to immediately sell any illiquid securities if to do so would not be in the best interest of the Portfolio's shareholders.

Rule 144A Securities - The Portfolios listed above may purchase Rule 144A
____________________
securities. These are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless the Portfolio's subadviser has determined, under guidelines established by the Fund's Board of Directors, that the particular issue of Rule 144A securities is liquid.

Real Estate Investment Trusts ("REITs") - The Portfolios listed above may
_______________________________________
invest in REITs, which are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Portfolios, REITs are not taxed on income distributed to shareholders provided that they comply with certain requirements under the Internal Revenue Code. A Portfolio will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Portfolio.

   Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Internal Revenue Code requires), and are subject to the risk of financing projects. REITs are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for the exemption from tax for distributed income under the Internal Revenue Code and failing to maintain their exemption from the 1940 Act. REITs, and mortgage REITs in particular, are also subject to interest rate risk.

Investment Company Securities - The Portfolios listed above may invest in other
_____________________________
investment companies ("Investment Company Securities") to the extent permitted by the 1940 Act. Because of restrictions on direct investment by U.S. entities in certain countries, a Portfolio may choose to invest indirectly in such countries by purchasing shares of another investment company that is permitted to invest in such countries, which may be the most practical or efficient way for the Portfolio to invest in such countries. In other cases, where the Portfolio's subadviser desires to make only a relatively small investment in a particular country, investing through an investment company that holds a diversified portfolio in that country may be more effective than investing directly in issuers in that country. As an investor in another investment company, a Portfolio will bear its share of the expenses of that investment company. These expenses are in addition to the Portfolio's own costs of operations. In some cases, investing in an investment company may involve the payment of a premium over the value of the assets held in that investment company's portfolio.

   Each of the ASSET ALLOCATION PORTFOLIOS and ZENITH EQUITY pursues its respective investment objective by investing its assets in securities of other investment companies. In the case of ZENITH EQUITY, these other investment companies are FI VALUE LEADERS, JENNISON GROWTH and CAPITAL GUARDIAN U.S. EQUITY. For more information about the investment companies in which the ASSET ALLOCATION PORTFOLIOS may invest, please see the Prospectus.

   DAVIS VENTURE VALUE may only invest in securities of investment companies investing primarily in foreign securities.

   Exchange Traded Funds (see below) are investment company securities; therefore, investments therein are subject to a Portfolio's limitation on investment in other investment companies.

Exchange Traded Funds - The Portfolios listed above may invest in Exchange
_____________________
Traded Funds ("ETFs") subject to the restrictions on the percentage of such Portfolios' assets that may be represented by Investment Company Securities. ETFs are also referred to as Domestic Equity Depositary Receipts. ETFs are interests in a unit investment trust ("UIT") that holds a portfolio of securities that is intended to track the price and dividend performance of a particular index. Common examples of ETFs include S&P Depositary Receipts ("SPDRs"), DIAMONDs, iShares, HOLDRs, VIPERs and Nasdaq 100 Shares, which may be obtained from the UIT issuing the securities or purchased in the secondary market (each of these ETFs are listed on the American Stock Exchange).

   ETFs are issued in aggregations known as "Creation Units" in exchange for a "Portfolio Deposit" consisting of (a) a portfolio of securities substantially similar to the component securities ("Index Securities") of the relevant index (the "Target Index"), (b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit ("Balancing Amount") designed to equalize the net asset value of the Target Index and the net asset value of a Portfolio Deposit.

   ETFs are not individually redeemable, except upon termination of the UIT that issued them. To redeem, a Portfolio must accumulate enough ETFs to reconstitute a Creation Unit. The liquidity of small holdings of ETFs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, a Portfolio will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

   The redemption price (and therefore the sale price) of ETFs is derived from and based upon the securities held by the UIT that issued them. Accordingly, the level of risk involved in the purchase or redemption or sale of an ETF is similar to the risk involved in the purchase or sale of traditional securities, with the exception that the price of ETFs is based on the value of a basket of stocks. The market prices of ETFs will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they trade (which may result in their trading at a discount or premium to their net asset value). ETFs may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index. Disruptions in the markets for the securities underlying ETFs purchased or sold by a Portfolio could result in losses on ETFs.

Repurchase Agreements - The Portfolios listed above may enter into repurchase
_____________________
agreements by which a Portfolio purchases a security (usually a U.S. Government security) and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or, to the extent permitted by the 1940 Act, a recognized securities dealer) to repurchase the security at an agreed upon price and date. Each Portfolio, through the custodian or subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one day duration and 102% on all other repurchase agreements. Each Portfolio's adviser or subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price.

   The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford a Portfolio the opportunity to earn a return on temporarily available cash at minimal market risk. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government and there is a risk that the seller may fail to repurchase the underlying security, or the seller may enter insolvency, thereby delaying or limiting realization of collateral. In such event, the Portfolio may be able to exercise rights with respect to the underlying security, including possible disposition of the security in the market. However, a Portfolio may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security during the period while the Portfolio seeks to enforce its rights thereto, (b) possible reduced levels of income and lack of access to income during this period and (c) inability to enforce rights and the expenses involved in attempted enforcement.

Reverse Repurchase Agreements and Dollar Rolls - The Portfolios listed above
______________________________________________
may enter into reverse repurchase agreements and dollar rolls with qualified institutions to seek to enhance returns. Information about specific limitations on reverse repurchase agreements applicable to the Portfolios is set out above under "Investment Objectives and Policies" and "Investment Restrictions".

   Reverse repurchase agreements involve sales by a Portfolio of portfolio assets concurrently with an agreement by that Portfolio to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities.

   A Portfolio may enter into dollar rolls in which it sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

   The Portfolio will establish a segregated account with its custodian in which it will maintain high quality liquid assets equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by the Portfolio may decline below the price of the securities the Portfolio has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities. Although reverse repurchase agreements and dollar rolls have certain characteristics similar to borrowings, these investment techniques are not considered borrowings by a Portfolio for purposes of determining the limitations on each Portfolio's borrowings described under the heading "Investment Restrictions".

Purchasing and Selling Options on Securities - The Portfolios listed above may
____________________________________________
purchase and sell options on a security, which entitles the holder to receive (in the case of a call option) or to sell (in the case of a put option) a particular security at a specified exercise price. An "American style" option allows exercise of the option at any time during the term of the option. A "European style" option allows an option to be exercised only at the end of its term. Options on securities may be traded on or off a national securities exchange. For a discussion of additional risks related to futures and options, see the discussion below. Information about specific limitations on option transactions applicable to the Portfolios is set out above under "Investment Objectives and Policies" and "Investment Restrictions".

   RISKS RELATED TO FUTURES AND OPTIONS - The purchase and sale of futures contracts, options on futures, and options on securities or indexes and options involve risks. One risk arises because of the imperfect correlation between movements in the price of futures contracts or options and movements in the price of the underlying securities or index. A Portfolio's use of futures contracts or options will not be fully effective unless the Portfolio can compensate for such imperfect correlation. There is no assurance that a Portfolio will be able to effect such compensation.

   The correlation between the price movement of a futures contract or option and the related security (or index) may be distorted due to differences in the nature of the markets. If the price of the futures contract or option moves more than the price of the security or index, a Portfolio would experience either a loss or a gain on the future or option that is not completely offset by movements in the price of the security or index. In an attempt to compensate for imperfect price movement correlations, a Portfolio may purchase or sell futures contracts or options in a greater amount than the related securities or index position if the volatility of the related securities or index is historically greater than the volatility of the futures contracts or options. Conversely, a Portfolio may purchase or sell fewer contracts or options if the volatility of the price of the securities or index is historically less than that of the contracts or options.

   There are many reasons why changes in the values of futures contracts or options may not correlate perfectly with changes in the value of the underlying security or index. For example, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the index and futures markets. Secondly, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. In addition, trading hours for index futures or options may not correspond perfectly to hours of trading on the exchange where the underlying securities trade. This may result in a disparity between the price of futures or options and the value of the underlying security or index due to the lack of continuous arbitrage between the futures or options price and the value of the underlying security or index. Hedging transactions using securities indices also involve the risk that movements in the price of the index may not correlate with price movements of the particular portfolio securities being hedged (since a Portfolio will typically not own all of the securities included in a particular index).

   Price movement correlation also may be distorted by the limited liquidity of certain futures or options markets and the participation of speculators in such markets. If an insufficient number of contracts are traded, commercial users may not deal in futures contracts or options because they do not want to assume the risk that they may not be able to close out their positions within a reasonable amount of time. In such instance, futures and options market prices may be driven by different forces than those driving the market in the underlying securities, and price spreads between these markets may widen. The participation of speculators in the market generally enhances its liquidity. Nonetheless, speculative trading spreads between futures markets may create temporary price distortions unrelated to the market in the underlying securities.

   Positions in futures contracts and related options are established or closed out only on an exchange or board of trade regulated by the Commodity Futures Trading Commission ("CFTC"). There is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract or at any particular time. The liquidity of markets in futures contracts may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures price during a single trading day. Once the daily limit has been reached in a contract, no trades may be entered into at a price beyond the limit, which may prevent the liquidation of open futures positions. Prices have in the past exceeded the daily limit on a number of consecutive trading days. If there is not a liquid market at a particular time, it may not be possible to close a futures position at such time, and, in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin. However, if futures or options are used to hedge portfolio securities, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract.

   An exchange-traded option may be closed out only on a national securities or commodities exchange which generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option, with the result that a Portfolio would have to exercise the option in order to realize any profit. If a Portfolio that has written an option is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation or other clearing organization may not at all times be adequate to handle current trading volume and (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

   Because the specific procedures for trading foreign futures and options on futures exchanges are still evolving, additional or different margin requirements as well as settlement procedures may be applicable to foreign futures and options at the time a Portfolio purchases foreign futures or options.

   The successful use of transactions in futures and options depends in part on the ability of a Portfolio to forecast correctly the direction and extent of interest rate or securities price movements within a given time frame. To the extent interest rates or securities prices move in a direction opposite to that anticipated, a Portfolio may realize a loss that is not fully or partially offset by an increase in the value of portfolio securities. In addition, whether or not interest rates or securities prices move during the period that a Portfolio holds futures or options positions, the Portfolio will pay the cost of taking those positions (I.E., brokerage costs). As a result, the Portfolio's total return for such period may be less than if it had not engaged in the futures or option transaction.

   FUTURE DEVELOPMENTS - The above discussion relates to a Portfolio's proposed use of futures contracts, options and options on futures contracts and swap transactions currently available. The relevant markets and related regulations are constantly evolving. In the event of future regulatory or market developments, a Portfolio may also use additional types of futures contracts or options and other similar or related investment techniques.

   WRITING COVERED OPTIONS - The Portfolios listed above may write covered call or put options. A call option on a futures contract written by a Portfolio is considered by the Portfolio to be covered if the Portfolio owns the security subject to the underlying futures contract or other securities whose values are expected to move in tandem with the values of the securities subject to such futures contract, based on historical price movement volatility relationships. A call option on a security written by a Portfolio is considered to be covered if the Portfolio owns a security deliverable under the option. A written call option is also covered if the Portfolio holds a call on the same futures contract or security as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in liquid assets in a segregated account with its custodian.

   A put option on a futures contract written by a Portfolio, or a put option on a security written by a Portfolio, is covered if the Portfolio maintains cash or other liquid assets with a value equal to the exercise price in a segregated account with the Portfolio's custodian, or else holds a put on the same futures contract (or security, as the case may be) as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

   If the writer of an option wishes to terminate its position, it may effect a closing purchase transaction by buying an option identical to the option previously written. The effect of the purchase is that the writer's position will be canceled. Likewise, the holder of an option may liquidate its position by selling an option identical to the option previously purchased.

   Closing a written call option will permit a Portfolio to write another call option on the portfolio securities used to cover the closed call option. Closing a written put option will permit a Portfolio to write another put option secured by the segregated cash or other liquid assets used to secure the closed put option. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any futures contract or securities subject to the option to be used for other Portfolio investments. If a Portfolio desires to sell particular securities covering a written call option position, it will close out its position or will designate from its portfolio comparable securities to cover the option prior to or concurrent with the sale of the covering securities.

   A Portfolio will realize a profit from closing out an option if the price of the offsetting position is less than the premium received from writing the option or is more than the premium paid to purchase the option; a Portfolio will realize a loss from closing out an option transaction if the price of the offsetting option position is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the covering securities, any loss resulting from the closing of a written call option position is expected to be offset in whole or in part by appreciation of such covering securities.

   Since premiums on options having an exercise price close to the value of the underlying securities or futures contracts usually have a time value component (I.E., a value that diminishes as the time within which the option can be exercised grows shorter) an option writer may profit from the lapse of time even though the value of the futures contract (or security in some cases) underlying the option (and of the security deliverable under the futures contract) has not changed. Consequently, profit from option writing may or may not be offset by a decline in the value of securities covering the option. If the profit is not entirely offset, a Portfolio will have a net gain from the options transaction, and the Portfolio's total return will be enhanced. Likewise, the profit or loss from writing put options may or may not be offset in whole or in part by changes in the market value of securities acquired by the Portfolio when the put options are closed.

   OVER-THE-COUNTER OPTIONS - An over-the-counter option (an option not traded on a national securities exchange) may be closed out only with the other party to the original option transaction. While a Portfolio will seek to enter into over-the-counter options only with dealers who agree to and are expected to be capable of entering into closing transactions with the Portfolio, there can be no assurance that the Portfolio will be able to liquidate an over-the-counter option at a favorable price at any time prior to its expiration. Accordingly, the Portfolio might have to exercise an over-the-counter option it holds in order to realize any profit thereon and thereby would incur transactions costs on the purchase or sale of the underlying assets. If the Portfolio cannot close out a covered call option written by it, it will not be able to sell the underlying security until the option expires or is exercised. Furthermore, over-the-counter options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation or other clearing organizations.

   The staff of the SEC has taken the position that over-the-counter options on U.S. Government securities and the assets used as cover for written over-the-counter options on U.S. Government securities should generally be treated as illiquid securities. However, if a dealer recognized by the Federal Reserve Bank of New York as a "primary dealer" in U.S. Government securities is the other party to an option contract written by a mutual fund such as a Portfolio, and such Portfolio has the absolute right to repurchase the option from the dealer at a formula price established in a contract with the dealer, the SEC staff has agreed that the Portfolio only needs to treat as illiquid that amount of the "cover" assets equal to the amount by which (i) the formula price exceeds (ii) any amount by which the market value of the securities subject to the options exceeds the exercise price of the option (the amount by which the option is "in-the-money").

Purchasing and Selling Futures (and options thereon) - The Portfolios listed above may purchase and sell futures and options on futures. Information about specific limitations on futures and options on futures applicable to the Portfolios is set out above under "Investment Objectives and Policies" and "Investment Restrictions".

   FUTURES CONTRACTS - A futures contract is an agreement between two parties to buy and sell a commodity or financial instrument (E.G., an interest-bearing security, a currency or, in the case of futures contracts on the S&P 500 Index, the value of the basket of securities comprising the Index) for a specified price on a specified future date. In the case of futures on an index, the seller and buyer agree to settle in cash, at a future date, based on the difference in value of the contract between the date it is opened and the settlement date. The value of each contract is equal to the value of the index from time to time multiplied by a specified dollar amount. For example, long-term municipal bond index futures trade in contracts equal to $1000 multiplied by the Bond Buyer Municipal Bond Index.

   When a trader, such as a Portfolio, enters into a futures contract, it is required to deposit with (or for the benefit of) its broker, as "initial margin," an amount of cash or short-term high-quality securities (such as U.S. Treasury Bills) equal to approximately 2% to 20% of the delivery or settlement price of the contract (depending on applicable exchange rules). Initial margin is held to secure the performance of the holder of the futures contract. As the value of the contract changes, the value of futures contract positions increases or declines. At the end of each trading day, the amount of such increase or decline is received or paid respectively by and to the holders of these positions. The amount received or paid is known as "variation margin" or "maintenance margin." A Portfolio with a long position in a futures contract will establish a segregated account with the Portfolio's custodian containing liquid assets equal to the purchase price of the contract (less any margin on deposit). For short positions in futures contracts, a Portfolio will establish a segregated account with the custodian with liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments or currency underlying the futures contracts.

   Although futures contracts by their terms may require actual delivery and acceptance of securities, in most cases the contracts are closed out before settlement. Closing out a futures sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and with the same delivery date. Similarly, the closing out of a futures purchase is effected by the purchaser selling an offsetting futures contract.

   Gain or loss on a futures position is equal to the net variation margin received or paid over the time the position is held, plus or minus the amount received or paid when the position is closed, minus brokerage commissions.

   MFS TOTAL RETURN may purchase and sell futures contracts on interest-bearing securities or indices thereof, or on indices of stock prices (such as the S&P 500 Index), to increase or decrease its portfolio exposure to common stocks or to increase or decrease its portfolio exposure to notes and bonds.

   OPTIONS ON FUTURES - An option on a futures contract obligates the writer, in return for the premium received, to assume a position in a futures contract (a short position if the option is a call and a long position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option generally will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying contract, the remaining term of the option, supply and demand and interest rates. Options on futures contracts traded in the United States may only be traded on a United States board of trade licensed by the CFTC.

   The Fund, on behalf of each of the Portfolios, has notified the CFTC, pursuant to Rule 4.5 under the Commodity Exchange Act, that it desires to claim exclusion from the definition of the term "Commodity Pool Operator". In connection with such exclusion, the Fund has represented, on behalf of each Portfolio, that the Fund will operate the Portfolio in a manner such that the Portfolio:

   (i) Will use commodity futures or commodity options contracts solely for bona fide hedging purposes within the meaning and intent of CFTC Rule 1.3(z)(1); provided, however, that, in addition, with respect to positions in
           ________  _______
commodity futures or commodity option contracts which do not come within the meaning and intent of Rule 1.3(z)(1), the Portfolio may enter into commodity futures and commodity options contracts for which the aggregate initial margin and premiums required to establish such positions will not exceed 5 percent of the liquidation value of the Portfolio's assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided, further, that in the case of an option that is in-the-money at
      ________  _______
the time of purchase, the in-the-money amount as defined in CFTC Rule 190.01(x) may be excluded in computing such 5%;

   (ii) Will not be, and has not been, marketing participation to the public as or in a commodity pool or otherwise as or in a vehicle for trading in the commodity futures or commodity options markets;

   (iii) Will disclose in writing to each prospective participant the purpose of and the limitations on the scope of the commodity futures and commodity options trading in which the Portfolio intends to engage; and

   (iv) Will submit to such special calls as the CFTC may make to require the Fund on behalf of the Portfolio to demonstrate compliance with the provisions of Rule 4.5(c) under the Commodity Exchange Act.

   If Rule 4.5 under the Commodity Exchange Act is amended to provide for an alternative to the 5 percent test described in (i) above, a Portfolio will operate in accordance with either the 5 percent test or the alternative test, except as provided in such Portfolio's fundamental investment policies. For a discussion of additional risks related to futures and options, see the discussion below.

Eurodollar Futures and Options - The Portfolios listed above may make
______________________________
investments in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Loan Participations and Assignments - The Portfolios listed above may invest in
___________________________________
fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Portfolios listed above may invest in such Loans in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically will result in the Portfolios having a contractual relationship only with the Lender, not with the borrower. The Portfolios will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Portfolios generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Portfolios may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Portfolios will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. When a Portfolio purchases Assignments from Lenders, the Portfolio will acquire direct rights against the borrower on the Loan, except that under certain circumstances such rights may be more limited than those held by the assigning Lender.

   The Portfolios may have difficulty disposing of Assignments and Participations. Because the market for such instruments is not highly liquid, the Portfolios anticipate that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on a Portfolio's ability to dispose of particular Assignments or Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The Portfolios currently intend to treat all investments in Participations and Assignments as illiquid.

Swaps, Caps, Floors, Collars, Etc. - The Portfolios listed above may enter into
__________________________________
interest rate, currency and index swaps, the purchase or sale of related caps, floors and collars and other derivatives. A Portfolio will enter into these transactions primarily to seek to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a portfolio anticipates purchasing at a later date. A Portfolio will not sell interest rate caps or floors if it does not own securities or other instruments providing the income the Portfolio may be obligated to pay. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). The purchase of an interest rate cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling the interest rate floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values. A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the values of the reference currencies.

   A Portfolio will usually enter into interest rate swaps on a net basis, that is, two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. To the extent that a Portfolio maintains in a segregated account with its custodian liquid assets sufficient to meet its obligations under swaps, caps, floors, collars and other similar derivatives (see below) these investments will not constitute senior securities under the 1940 Act, as amended, and, thus, will not be treated as being subject to the Portfolio's borrowing restrictions. A Portfolio will not enter into any swap, cap, floor, collar or other derivative transaction unless the counterparty is deemed creditworthy by that Portfolio's subadviser. If a counterparty defaults, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. Caps, floors and collars may not be as liquid as swaps.

   The liquidity of such agreements will be determined by a Portfolio's subadviser based on various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset a Portfolio's rights and obligations relating to the investment). Such determination will govern whether a swap will be deemed to be within the restriction on investments in illiquid securities.

   The Portfolios listed above will maintain cash and appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a Portfolio enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Portfolio's accrued obligations under the swap agreement over the accrued amount the Portfolio is entitled to receive under the agreement. If a Portfolio enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Portfolio's accrued obligations under the agreement.

   A Portfolio may enter into a swaption transaction, which is a contract that grants the holder, in return for payment of the purchase price (the "premium") of the option, the right, but not the obligation, to enter into an interest rate swap at a preset rate within a specified period of time, with the writer of the contract. The writer of the contract receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap.

Inverse Floaters - The Portfolios listed above may invest in inverse floaters,
________________
which are derivative mortgage securities. Inverse floaters are structured as a class of security that receives distributions on a pool of mortgage assets and whose yields move in the opposite direction of short-term interest rates, sometimes at an accelerated rate. Inverse floaters may be issued by agencies or instrumentalities of the U.S. Government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Inverse floaters have greater volatility than other types of mortgage securities in which the Portfolios invest (with the exception of stripped mortgage securities). Inverse floaters may not be as liquid as other securities in which the Portfolios may invest.

Structured Notes - The Portfolios listed above may invest in a broad category
________________
of instruments known as "structured notes." These instruments are debt obligations issued by industrial corporations, financial institutions or governmental or international agencies. Traditional debt obligations typically obligate the issuer to repay the principal plus a specified rate of interest. Structured notes, by contrast, obligate the issuer to pay amounts of principal or interest that are determined by reference to changes in some external factor or factors. For example, the issuer's obligations could be determined by reference to changes in the value of a commodity (such as gold or oil), a foreign currency, an index of securities (such as the S&P 500 Index) or an interest rate (such as the U.S. Treasury bill rate). In some cases, the issuer's obligations are determined by reference to changes over time in the difference (or "spread") between two or more external factors (such as the U.S. prime lending rate and the LIBOR). In some cases, the issuer's obligations may fluctuate inversely with changes in an external factor or factors (for example, if the U.S. prime lending rate goes up, the issuer's interest payment obligations are reduced). In some cases, the issuer's obligations may be determined by some multiple of the change in an external factor or factors (for example, three times the change in the U.S. Treasury bill rate). In some cases, the issuer's obligations remain fixed (as with a traditional debt instrument) so long as an external factor or factors do not change by more than the specified amount (for example, if the U.S. Treasury bill rate does not exceed some specified maximum); but if the external factor or factors change by more than the specified amount, the issuer's obligations may be sharply increased or reduced.

   Structured notes can serve many different purposes in the management of a Portfolio. For example, they can be used to increase a Portfolio's exposure to changes in the value of assets that the Portfolio would not ordinarily purchase directly (such as gold or oil). They can also be used to hedge the risks associated with other investments a Portfolio holds. For example, if a structured note has an interest rate that fluctuates inversely with general changes in market interest rates, the value of the structured note would generally move in the opposite direction to the value of traditional debt obligations, thus moderating the effect of interest rate changes in the value of a Portfolio's portfolio as a whole.

   Structured notes involve special risks. As with any debt obligation, structured notes involve the risk that the issuer will become insolvent or otherwise default on its payment obligations. This risk is in addition to the risk that the issuer's obligations (and thus the value of a Portfolio's investment) will be reduced because of changes in the external factor or factors to which the obligations are linked. The value of structured notes will in many cases be more volatile (that is, will change more rapidly or severely) than the value of traditional debt instruments. Volatility will be especially high if the issuer's obligations are determined by reference to some multiple of the change in the external factor or factors. Many structured notes have limited or no liquidity, so that a Portfolio would be unable to dispose of the investment prior to maturity. As with all investments, successful use of structured notes depends in significant part on the accuracy of the subadviser's analysis of the issuer's creditworthiness and financial prospects, and of the subadviser's forecast as to changes in relevant economic and financial market conditions and factors. In instances where the issuer of a structured note is a foreign entity, the usual risks associated with investments in foreign securities (described above) apply.

Capital Securities - The Portfolios listed above may invest in capital
__________________
securities, which are securities issued by a trust having as its only assets junior subordinated debentures of a corporation, typically a bank holding company. This structure provides tax advantages to a bank holding company while generally providing investors a higher yield than is offered by investing directly in a bank holding company's subordinated debt.

Payment-in-Kind Securities ("PIKs") - The Portfolios listed above may invest in
___________________________________
PIKs, which are debt obligations which provide that the issuer may, at its option, pay interest on such obligations in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which make regular payments of interest. A Portfolio will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.

Warrants - The Portfolios listed above may invest in warrants, which are
________
securities that give a Portfolio the right to purchase equity securities from an issuer at a specific price (the "strike price") for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

Indexed Securities - The Portfolios listed above may purchase securities with
__________________
principal and/or interest payments whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The Portfolios may also purchase indexed deposits with similar characteristics. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other. Certain indexed securities may expose a Portfolio to the risk of loss of all or a portion of the principal amount of its investment and/or the interest that might otherwise have been earned on the amount invested.

   The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government-sponsored entities.

When-Issued Securities - The Portfolios listed above may invest in when-issued
______________________
securities. If the value of a "when-issued" security being purchased falls between the time a Portfolio commits to buy it and the payment date, the Portfolio may sustain a loss. The risk of this loss is in addition to the Portfolio's risk of loss on the securities actually in its portfolio at the time. In addition, when a Portfolio buys a security on a when-issued basis, it is subject to the risk that market rates of interest will increase before the time the security is delivered, with the result that the yield on the security delivered to the Portfolio may be lower than the yield available on other, comparable securities at the time of delivery or lost investment opportunity with respect to liquid assets in the event the counter-party defaults on its obligation to deliver the security on the settlement date. A Portfolio will maintain assets in a segregated account in an amount sufficient to satisfy its outstanding obligations to buy securities on a "when-issued" basis.

Forward Commitments - The Portfolios listed above may purchase securities on a
___________________
forward commitment basis; that is, make contracts to purchase securities for a fixed price at a future date beyond the customary three-day settlement period. A Portfolio is required to hold and maintain in a segregated account with the custodian, until three-days prior to settlement date, cash or other liquid assets in amount sufficient to meet the purchase price. Alternatively, a Portfolio may enter into offsetting contracts for the forward sale of other securities it owns. The purchase of securities on a forward commitment basis involves risk of loss if the value of the security to be purchased declines prior to the settlement date or lost investment opportunity with respect to liquid assets in the event the counter-party defaults on its obligation to deliver the security on the settlement date. Although a Portfolio will generally purchase securities on a forward commitment basis with the intention of acquiring such securities for its portfolio, a Portfolio may dispose of forward commitments prior to settlement if the subadviser deems it appropriate to do so.

Hybrid Instruments - The Portfolios listed above may invest in hybrid
__________________
instruments (a type of potentially high-risk derivative). Hybrid instruments have recently been developed and combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, a hybrid instrument will be a debt security, preferred stock, depositary share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively "Underlying Assets") or by another objective index, economic factor, or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity rate. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and limited liquidity and their use by a Portfolio may not be successful.

   Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument in structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

   Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a United States dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, a Portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give a Portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and a Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

   Although the risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. The risks of a particular hybrid instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the hybrid instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future.

   Hybrid instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of hybrid instruments could take place in an over the counter market without the guarantee of a central clearing organization or in a transaction between a Portfolio and the issuer of the hybrid instrument, the creditworthiness of the counter party or issuer of the hybrid instrument would be an additional risk factor which the Portfolio would have to consider and monitor. Hybrid instruments also may not be subject to regulation by the CFTC, which generally regulates the trading of commodity futures by persons in the United States, or any other governmental regulatory authority. The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of a Portfolio.

   Equity-linked debt securities are a type of hybrid instrument. At maturity, an equity-linked debt security of an issuer is exchanged for common stock of the issuer or is payable in an amount based on the price of the issuer's common stock at the time of maturity. Both alternatives present a risk that the amount payable at maturity will be less than the principal amount of the debt because the price of the issuer's common stock might not be as high as the subadviser expected.

Short Sales "Against the Box" - The Portfolios listed above may engage in short
_____________________________
sales "against the box." A short sale is a transaction in which a party borrows a security and then sells the borrowed security to another party. Each Portfolio listed above may engage in short sales if it owns (or has the right to acquire without further consideration) the security it has sold short, a practice known as selling short "against the box." Short sales against the box may protect a Portfolio against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such securities should be wholly or partially offset by a corresponding loss in the short position. Short sales against the box may be used to lock in a profit on a security when, for tax reasons or otherwise, a subadviser does not want to sell the security.

   Lending of Portfolio Securities - Each Portfolio may lend its portfolio
   _______________________________
securities to broker-dealers under contracts calling for cash collateral equal to at least the market value of the securities loaned, marked to market on a daily basis. A Portfolio will continue to benefit from interest or dividends on the securities loaned and will also receive interest through investment of the cash collateral in short-term liquid investments, which may include shares of money market funds subject to any investment restriction described herein. Any voting rights, or rights to consent, relating to securities loaned pass to the borrower. However, if a material event affecting the investment occurs, such loans may be called so that the securities may be voted by a Portfolio. A Portfolio pays various fees in connection with such loans, including shipping fees and reasonable custodian and placement fees.

   A Portfolio may pay reasonable finders, administrative and custodial fees to persons that are unaffiliated with the Fund for services in connection with loans of its portfolio securities. Payments received by a Portfolio equal to dividends, interest and other distributions on loaned securities may be treated as income other than qualified income for the 90% test discussed under "Taxes" below. The Fund intends to engage in securities lending only to the extent that it does not jeopardize its qualification as a regulated investment company under the Internal Revenue Code.

                       DISCLOSURE OF PORTFOLIO HOLDINGS

   The Fund's Board of Directors has adopted and approved policies and procedures reasonably designed to protect the confidentiality of the Fund's portfolio holdings information and to seek to prevent the selective disclosure of such information. The Fund reserves the right to modify these policies and procedures at any time without notice.

   Only MetLife Advisers' or a subadviser's Chief Compliance Officer, principal executive or principal accounting officer, or persons designated by such officers (each, an "Authorized Person") are authorized to disseminate nonpublic portfolio information, and only in accordance with the procedures described below. Pursuant to these polices and procedures, MetLife Advisers or a subadviser may disclose a Portfolio's portfolio holdings to unaffiliated parties prior to the time such information has been disclosed to the public through a filing with the SEC or a posting on an Insurance Company web site only if an Authorized Person determines that (i) there is a legitimate business purpose for the disclosure; and (ii) if practicable, the recipient is subject to a confidentiality agreement, including a duty not to trade on the nonpublic information. Under the Fund's policies and procedures, a legitimate business purpose includes disseminating or providing access to portfolio information to
(i) the Fund's service providers (e.g., custodian, independent registered public accounting firm) in order for the service providers to fulfill their contractual duties to the Fund; (ii) rating and ranking organizations and mutual fund analysts; (iii) a newly hired Fund subadviser prior to the subadviser commencing its duties; (iv) the subadviser of a Portfolio or other affiliated investment company portfolio that will be the surviving portfolio in a merger; (v) consultants that provide research and consulting services to MetLife Advisers or its affiliates with respect to asset allocation targets and investments for asset allocation funds of funds in the MetLife enterprise; and
(vi) firms that provide pricing services, proxy voting services and research and trading services.

   The Fund's policies and procedures prohibit the dissemination of nonpublic portfolio information for compensation or other consideration. Any exceptions to these policies and procedures may be made only if approved by MetLife Advisers' or the relevant subadviser's Chief Compliance Officer and the Fund's Chief Compliance Officer as in the best interests of the Fund, and only if such exceptions are reported to the Fund's Board of Directors at its next regularly scheduled meeting.

   Dissemination of a Portfolio's nonpublic portfolio holdings information to MetLife enterprise employees is limited to persons who are subject to a duty to keep such information confidential and who need to receive the information as part of their duties. As a general matter, the Fund disseminates portfolio holdings information to contract owners or Qualified Plan trustees or participants only in the Annual or Semiannual Reports or in other formats that are generally available on a contemporaneous basis to all such contract owners or Qualified Plan trustees or participants or the general public. The Prospectus describes certain types of information that are disclosed on Insurance Company web sites (including www.metlife.com/msf), as well as the frequency with which such information is disclosed and the lag between the date of the information and the date of its disclosure.

   It is the policy of MetLife Advisers to comply with all applicable provisions of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings information.

                         RESOLVING MATERIAL CONFLICTS

   Currently, shares in the Fund are available only to separate accounts established by Metropolitan Life Insurance Company ("MetLife"), New England Life Insurance Company ("NELICO"), MetLife Investors USA Insurance Company ("MetLife Investors"), or General American Life Insurance Company ("General American") and their affiliates or their subsidiaries, and to certain eligible qualified retirement plans ("Qualified Plans"), as an investment vehicle for variable life insurance or variable annuity products or Qualified Plans. In the future, however, such shares may be offered to separate accounts of insurance companies unaffiliated with MetLife, NELICO, MetLife Investors, or General American.

   A potential for certain conflicts of interest exists between the interests of variable life insurance contract owners and variable annuity contract owners. Pursuant to conditions imposed in connection with related regulatory relief granted by the SEC, the Fund's Board of Directors has an obligation to monitor events to identify conflicts that may arise from the sale of shares to both variable life insurance and variable annuity separate accounts or to separate accounts of insurance companies not affiliated with MetLife, NELICO, MetLife Investors, or General American. Such events might include changes in state insurance law or federal income tax law, changes in investment management of any Portfolio of the Fund or differences between voting instructions given by variable life insurance and variable annuity contract owners. Through its Participation Agreement with the Fund, each insurance company investing in the Fund is responsible for monitoring and reporting any such conflicts to the Fund and for proposing and executing any necessary remedial action. The Board of Directors of the Fund has an obligation to determine whether such proposed action adequately remedies any such conflicts.

                       DETERMINATION OF NET ASSET VALUES

   The net asset value per share of each class of each Portfolio is determined as of the close of regular trading on the New York Stock Exchange on each day the New York Stock Exchange is open. The New York Stock Exchange is currently expected to be closed on weekend days and on the following holidays each year:
New Year's Day, Martin Luther King Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Because foreign exchanges are not always closed at the same time that the New York Stock Exchange is closed, the price of securities primarily traded on foreign exchanges may increase or decrease when the New York Stock Exchange is closed. Therefore, the net asset value of each class of a Portfolio that holds these securities may change on days that separate accounts will not be able to purchase or redeem Fund shares.

   If the Board of Directors decides that continuing to offer shares of one or more Portfolios will not serve the Fund's best interest (E.G., changing market conditions, regulatory problems or low Portfolio participation), the Fund may stop offering such shares and, by a vote of the Board of Directors, may require redemption (at net asset value) of outstanding shares in such Portfolio(s) upon 30 days' prior written notice to affected shareholders.

   Expenses of each Portfolio are paid or accrued each day.

All Portfolios (other than BlackRock Money Market)
__________________________________________________

   Each Portfolio other than BLACKROCK MONEY MARKET values its securities in the manner set forth below.

   Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the adviser or relevant subadviser pursuant to authorization of the Board. Short term obligations with a remaining maturity of sixty days or less are stated at amortized cost value which approximates fair market value.

   Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing (the "NOCP"). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market

System for which there is no reported sale during the day, are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board of Directors or its delegates. If no closing price is available, then such securities are valued by using the mean between the last reported bid and asked prices. Equity securities traded over-the-counter are valued at the last reported sales price.

   If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors. When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

   The Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Fund may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

   Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Fund values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Fund values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Fund may frequently value many of the Portfolios' foreign equity securities using fair value prices based on third party vendor modeling tools.

   Forward foreign currency exchange contracts are valued based on the mean between closing bid and ask prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

   Options, whether on securities, indices, or futures contracts, are valued at the last sales price available as of the close of business on the day of valuation or, if no sale, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily.

   The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

   Subject to the Board's oversight, the Fund's Board of Directors has delegated day-to-day responsibility for valuing Portfolio assets to MetLife Advisers or the subadvisers of the Portfolios, who value such assets as described above and operate under procedures approved by the Board.

   The net asset value of each ASSET ALLOCATION PORTFOLIO and the ZENITH EQUITY PORTFOLIO is calculated based on the net asset values of the Underlying Portfolios in which such Portfolio invests. The Underlying Portfolios that are Portfolios of the Fund will use fair value pricing in the circumstances and manner described above. For more information about the use of fair value pricing by the Underlying Portfolios that are portfolios of the MIST, please refer to the prospectus for such Underlying Portfolios.

BlackRock Money Market
______________________

   The portfolio securities of BLACKROCK MONEY MARKET will be valued at amortized cost. Under the amortized cost method of valuation, securities are valued at cost on the date of purchase. Thereafter the values of securities purchased at a discount or premium are increased or decreased incrementally each day so that at maturity the purchase discount or premium is fully amortized and the value of the security is equal to its principal amount. Due to fluctuations in interest rates, the amortized cost value of the securities of BLACKROCK MONEY MARKET may at times be more or less than their market value.

   By using amortized cost valuation, BLACKROCK MONEY MARKET seeks to maintain a constant net asset value of $100 per share of each class of the Portfolio despite minor shifts in the market value of its portfolio securities. The yield on a shareholder's investment may be more or less than that which would be recognized if the net asset value per share of each class of BLACKROCK MONEY MARKET were not constant and were permitted to fluctuate with the market value of the portfolio securities of the Portfolio. However, as a result of the following procedures, the Fund believes any difference will normally be minimal. Quarterly, the Fund's Directors monitor the deviation between the net asset value per share of each class of the Portfolio as determined by using available market quotations and such class' amortized cost price per share. BlackRock, subadviser to BLACKROCK MONEY MARKET, makes such comparisons at least weekly and will advise MetLife Advisers and the Directors promptly in the event of any significant deviation. If the deviation exceeds 0.50% for any class, the Board of Directors will consider what action, if any, should be initiated to provide fair valuation of the portfolio securities of BLACKROCK MONEY MARKET and prevent material dilution or other unfair results to shareholders. Such action may include selling portfolio securities prior to maturity, withholding dividends or utilizing a net asset value per share of each class as determined by using available market quotations.

                                   EXPENSES

Expense Agreement
_________________

   Pursuant to an expense agreement relating to each class of BLACKROCK LARGE CAP VALUE, FRANKLIN TEMPLETON SMALL CAP GROWTH, METLIFE CONSERVATIVE ALLOCATION, METLIFE CONSERVATIVE TO MODERATE ALLOCATION, METLIFE MODERATE ALLOCATION, METLIFE MODERATE TO AGGRESSIVE ALLOCATION, METLIFE AGGRESSIVE ALLOCATION and MFS INVESTORS TRUST, MetLife Advisers has agreed, from May 1, 2005 to April 30, 2006, to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits (based on a Portfolio's then-current fiscal year, which limits vary from Portfolio to Portfolio). This subsidy, and similar subsidies in effect in earlier periods, are subject to the obligation of each class of such Portfolios to repay MetLife Advisers in future years, if any, when a class' expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class' stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of a Portfolio is obligated to repay any expense paid by MetLife Advisers more than three years in the case of Franklin Templeton Small Cap Growth and MFS INVESTORS TRUST and five in the case of BLACKROCK LARGE CAP VALUE, METLIFE CONSERVATIVE ALLOCATION, METLIFE CONSERVATIVE TO MODERATE ALLOCATION, METLIFE MODERATE ALLOCATION, METLIFE MODERATE TO AGGRESSIVE ALLOCATION AND METLIFE AGGRESSIVE ALLOCATION after the end of the fiscal year in which such expense was incurred. The expense limits (annual rates as a percentage of each class of each Portfolio's net average daily net assets) in effect from May 1, 2005 to April 30, 2006 are as follows:

      PORTFOLIO                                   EXPENSE LIMIT AGREEMENT
      ---------                                   ----------------------
                                                  CLASS A  CLASS B  CLASS E
                                                  -------  -------  -------
      BlackRock Large Cap Value                      0.95%    1.20%    1.10%
      Franklin Templeton Small Cap Growth            1.15%    1.40%    1.30%
      MetLife Conservative Allocation                0.10%    0.35%    0.25%
      MetLife Conservative to Moderate Allocation    0.10%    0.35%    0.25%
      MetLife Moderate Allocation                    0.10%    0.35%    0.25%
      MetLife Moderate to Aggressive Allocation      0.10%    0.35%    0.25%
      MetLife Aggressive Allocation                  0.10%    0.35%    0.25%
      MFS Investors Trust                            1.00%    1.25%    1.15%

   Also pursuant to the expense agreement, MetLife Advisers has agreed to waive, for the period May 1, 2005 to April 30, 2006, a portion of its advisory fees for certain Portfolios. These fee waivers are described below in the section entitled "Advisory Fee Waivers" under "Advisory Arrangements."

Additional Information About Expenses
_____________________________________

   Each Portfolio pays all expenses not borne by MetLife Advisers or its subadviser or MetLife, including, but not limited to, the charges and expenses of each Portfolio's custodian, independent registered public accounting firm and legal counsel for the Fund and its independent Directors, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of its shares under federal and state securities laws, all expenses of shareholders' and Directors' meetings and preparing, printing and mailing prospectuses and reports to shareholders, dues for membership in the Investment Company Institute, and the compensation of Directors of the Fund who are not directors, officers or employees of MetLife Advisers or its affiliates, other than affiliated registered investment companies.

   The table below sets forth the total expenses incurred by each Portfolio subject to expense limits during the year ended December 31, 2004 and what each Portfolio's expenses would have been without the expense agreement for the same period.

                                                                   TOTAL OPERATING EXPENSES
                                      TOTAL OPERATING EXPENSES   (AS A PERCENTAGE OF AVERAGE
                                    (AS A PERCENTAGE OF AVERAGE  DAILY NET ASSETS) WITHOUT THE
                                          DAILY NET ASSETS)           EXPENSE AGREEMENT
                                    --------------------------   -----------------------------
PORTFOLIO                           CLASS A   CLASS B  CLASS E   CLASS A   CLASS B     CLASS E
---------                           -------   -------  -------   -------   -------     -------
BlackRock Large Cap Value              0.93%     1.18%    1.08%     0.93%     1.18%       1.08%
Franklin Templeton Small Cap Growth    1.15%     1.40%    1.30%     1.15%     1.40%       1.30%
MFS Investors Trust                    0.97%     1.22%    1.12%     0.97%     1.22%       1.12%

   These expense figures do not include portfolio brokerage commissions, which are not deducted from the Portfolio's assets in the same manner as other charges and expenses; rather, brokerage commissions are part of the purchase price paid for portfolio securities and reduce the proceeds received on the sale of portfolio securities.

                            DIRECTORS AND OFFICERS

   The Fund's Directors review actions of the Fund's investment adviser and subadvisers, and decide upon matters of general policy. The Fund's officers supervise the daily business operations of the Fund. The Board of Directors and the Fund's officers are listed below. Each Director is responsible for overseeing all 37 Portfolios of the Fund. There is no limit to the term a Director may serve.

Interested Directors (1)
________________________

   Each Director below is an "interested person" (as defined by the 1940 Act) in that Mr. McHaffie is an employee of MetLife, and Mr. Typermass is a former employee of MetLife, which is an affiliate of MetLife Advisers, the investment adviser of the Fund.

                                                                                                        NUMBER OF
                                                                                                      PORTFOLIOS IN
                                                                                                          FUND
                           CURRENT                                                                      COMPLEX
                          POSITION(S)     POSITION(S)   PRINCIPAL OCCUPATIONS OVER PAST FIVE YEARS,    OVERSEEN BY
NAME, ADDRESS AND AGE     WITH FUND       HELD SINCE         INCLUDING OTHER DIRECTORSHIPS (2)          DIRECTOR (3)
---------------------   --------------   ------------   -------------------------------------------  ---------------
Hugh C. McHaffie         Director,               2003   Senior Vice President, MetLife, since                    38
Metropolitan Life        Chairman                       1999; Chair of the Board of Managers,
Insurance Company        of the                         President and Chief Executive Officer,
501 Boylston Street      Board,                         MetLife Advisers, since 2003; Director,
Boston, MA 02116         President                      General American Life Insurance
Age: 46                  and Chief                      Company, New England Financial,
                         Executive                      MetLife Investors Life Insurance
                         Officer                        Company, First MetLife Investors
                                                        Insurance Company, MetLife Investors
                                                        USA Insurance Company; formerly,
                                                        Senior Vice President, New England
                                                        Zenith Fund ("Zenith Fund")**.
Arthur G. Typermass      Director                1998   Formerly, Senior Vice-President and                      38
43 Chestnut Street                                      Treasurer, MetLife, 1997-1998.
Garden City, NY 11530
Age: 67

Non-Interested Directors (1)
____________________________

   Each Director below is NOT an "interested person" (as defined by the 1940
Act).

                                                                                                       NUMBER OF
                                                                                                     PORTFOLIOS IN
                                                                                                         FUND
                             CURRENT                                                                    COMPLEX
                           POSITION(S)   POSITION(S)   PRINCIPAL OCCUPATIONS OVER PAST FIVE YEARS,    OVERSEEN BY
NAME, ADDRESS AND AGE       WITH FUND    HELD SINCE         INCLUDING OTHER DIRECTORSHIPS(2)         DIRECTOR (3)
---------------------      -----------   -----------   -------------------------------------------   -------------
Steve A. Garban+            Director            1993   Formerly, Chief Financial Officer, Senior               38
226 Harris Drive                                       Vice President Finance and Operations
State College, PA 16801                                and Treasurer (Emeritus), The
Age: 67                                                Pennsylvania State University.

Linda B. Strumpf            Director            2000   Vice President and Chief Investment                     38
Ford Foundation                                        Officer, Ford Foundation.
320 E. 43rd Street
New York, NY 10017
Age: 57

Michael S. Scott Morton+    Director            1993   Jay W. Forrester Professor of                           38
Massachusetts Institute of                             Management (Emeritus) at Sloan School
Technology ("MIT")                                     of Management, MIT.
50 Memorial Drive
Cambridge, MA 02138
Age: 67

                                                                                                    NUMBER OF
                                                                                                  PORTFOLIOS IN
                                                                                                      FUND
                          CURRENT                                                                    COMPLEX
                        POSITION(S)   POSITION(S)   PRINCIPAL OCCUPATIONS OVER PAST FIVE YEARS,    OVERSEEN BY
NAME, ADDRESS AND AGE    WITH FUND    HELD SINCE         INCLUDING OTHER DIRECTORSHIPS(2)         DIRECTOR (3)
---------------------   -----------   -----------   -------------------------------------------   -------------
H. Jesse Arnelle         Director            2001   Counsel, Womble Carlyle Sandrie &                       38
400 Urbano Drive                                    Rice; Director, Textron Inc. (global
San Francisco, CA 94127                             multi-industry company)*; formerly,
Age: 71                                             Director, Gannet Co. Inc. (diversified
                                                    news and information company)*;
                                                    formerly, Director, Eastman Chemical
                                                    Company (global chemical company)*;
                                                    formerly, Director, Waste Management,
                                                    Inc.*; Director, Armstrong Holdings Inc.
                                                    (parent company of floor and ceiling
                                                    products business)*; Director, FPL
                                                    Group Inc. (public utility holding
                                                    company)*; Director, URS Corporation
                                                    (engineering design services firm)*.
Nancy Hawthorne          Director            2003   Director and Chairman of the Board,                     38
60 Hyslop Road                                      Avid Technologies (computer software
Brookline, MA 02445                                 company)*; formerly, Board of Advisors,
Age: 54                                             L. Knife & Sons, Inc. (beverage
                                                    distributor); Chief Executive Officer,
                                                    Clerestory LLC (corporate financial
                                                    advisor); formerly, Trustee, Zenith
                                                    Fund**; formerly, Chief Executive
                                                    Officer and Managing Partner,
                                                    Hawthorne, Krauss and Associates
                                                    (corporate financial advisor); formerly,
                                                    Chief Financial Officer and Executive
                                                    Vice President, Continental Cablevision,
                                                    subsequently renamed MediaOne (cable
                                                    television company); formerly, Director,
                                                    Life F/X, Inc.; formerly, Chairman of the
                                                    Board, WorldClinic (distance medicine
                                                    company); formerly, Director, Perini
                                                    Corporation (construction)*; formerly,
                                                    Director, CGU (property and casualty
                                                    insurance company); formerly, Director,
                                                    Beacon Power Corporation (energy)*.
John T. Ludes            Director            2003   Formerly, Trustee, Zenith Fund**;                       38
57 Water Street                                     formerly, Vice Chairman, President and
Marion, MA 02738                                    Chief Operating Officer, Fortune Brands/
Age: 68                                             American Brands (global conglomerate);
                                                    formerly, President and CEO, Acushnet
                                                    Company (athletic equipment).

Officers(1)
___________

                                   CURRENT
                                 POSITION(S)      POSITION(S)
NAME AND ADDRESS         AGE      WITH FUND       HELD SINCE    PRINCIPAL OCCUPATIONS OVER PAST FIVE YEARS (2)
----------------         ---   ----------------   -----------   -----------------------------------------------
Leonard M. Bakal         60    Senior Vice               2004   Senior Vice President and Chief Compliance
Metropolitan Life              President and                    Officer, MetLife Advisers, since 2004; Vice
Insurance Company              Chief                            President, Compliance Director and Money
One MetLife Plaza              Compliance                       Laundering Compliance Officer, MetLife; Vice
27-01 Queens Plaza North       Officer                          President and Compliance Director, MetLife
Long Island City, NY                                            Securities, Inc.
  11101

John F. Guthrie, Jr      61    Senior Vice               2002   Manager and Senior Vice President, MetLife
MetLife Advisers, LLC          President                        Advisers; Vice President, MetLife; Vice
501 Boylston Street                                             President, NELICO; formerly, Senior Vice
Boston, MA 02116                                                President, Zenith Fund**.

Thomas E. Lenihan        50    Senior Vice               2004   Managing Director, Investments Department,
Metropolitan Life              President                        MetLife.
Insurance Company
10 Park Avenue
Morristown, NJ 07962

Peter Duffy              49    Vice                      2000   Senior Vice President, MetLife Advisers, since
MetLife Advisers, LLC          President and                    December 1998; Senior Vice President;
501 Boylston Street            Treasurer                        NELICO; Vice President, MetLife; formerly,
Boston, MA 02116                                                Vice President and Treasurer, Zenith Fund**.

Thomas M. Lenz           46    Vice                      2002   General Counsel and Secretary, MetLife
MetLife Advisers, LLC          President and                    Advisers, since 1998; Assistant General
501 Boylston Street            Secretary                        Counsel, MetLife; formerly, Vice President and
Boston, MA 02116                                                Secretary, Zenith Fund**.

Thomas C. McDevitt       49    Vice                      2002   Formerly, Vice President, Zenith Fund**.
MetLife Advisers, LLC          President
501 Boylston Street
Boston, MA 02116

Daphne Thomas-Jones      49    Vice                      2000   Assistant Vice President, since 1998; formerly,
Metropolitan Life              President                        Director, MetLife.
Insurance Company
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY
  11101

* Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.

** Following its merger into the Fund on May 1, 2003, the Zenith Fund deregistered as an investment company with the SEC on January 29, 2004.

(+)Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (the "State Street Research Funds").

(1)Each Director of the Fund also serves as trustee of Metropolitan Series Fund II ("Met Series Fund II"), a registered investment company advised by MetLife Advisers. Each officer of the Fund serves in the same position with Met Series Fund II, which consists of one portfolio.

(2)Positions during the past five years with the Fund, MetLife, MetLife Advisers, Zenith Fund, NELICO, New England Financial, New England Funds, L.P., or New England Securities Corporation ("NES") are omitted if not materially different.

(3)The Fund Complex includes the Fund (37 portfolios) and Met Series Fund II (1 portfolio).

Director Beneficial Ownership
_____________________________

   The following table states the dollar range of equity securities beneficially owned by each Director in the Portfolios of the Fund.

                                                          DOLLAR RANGE OF     DOLLAR RANGE OF
                                                         EQUITY SECURITIES   EQUITY SECURITIES
DIRECTOR                     NAME OF PORTFOLIO          IN THE PORTFOLIO(1)   IN THE FUND(1)
--------                     -----------------          -------------------  -----------------
Arthur G. Typermass   BlackRock Aggressive Growth          Over $100,000       Over $100,000
                      Portfolio
                      FI International Stock Portfolio    $10,001-$50,000
                      MetLife Stock Index Portfolio        Over $100,000

(1)Represents ownership, as of December 31, 2004, of insurance products that utilize the Fund as an investment vehicle. Shares of the Fund may not be held directly by individuals.

Committees of the Board
_______________________

   The Directors have delegated certain authority to an Audit Committee, which is comprised of Messrs. Steve Garban, John Ludes and Michael Scott Morton and Ms. Linda Strumpf, all of whom are not "interested persons" (as defined in the 1940 Act) of the Fund ("Independent Directors"). The Audit Committee reviews financial and accounting controls and procedures; recommends the selection of the independent registered public accounting firm; reviews the scope of the audit; reviews financial statements and audit reports; and reviews the independence of the independent registered public accounting firm and approval of fees and assignments relating to both audit and non-audit activities of the independent registered public accounting firm. Ms. Strumpf currently serves as chair of the Audit Committee.

   The Directors have established two Contract Review Committees of the Board. One Contract Review Committee is comprised of Messrs. H. Jesse Arnelle and Ludes and Ms. Strumpf. Ms. Strumpf currently serves as chair of that Contract Review Committee. The other Contract Review Committee is comprised of Ms. Nancy Hawthorne and Mr. Garban. Mr. Garban currently serves as chair of that Contract Review Committee. Each Contract Review Committee from time to time reviews and makes recommendations to the Board as to contracts that require approval of a majority of the Independent Directors, which are assigned to such Contract Review Committee by the Board, and any other contracts that may be referred to it by the Board.

   The Governance Committee is comprised of Messrs. Arnelle and Morton and Ms. Hawthorne. Mr. Morton currently serves as Chair of the Governance Committee. The Governance Committee reviews periodically Board governance practices, procedures and operations, the size and composition of the Board of Directors, Director compensation and other matters relating to the governance of the Fund.

   The Directors have established a Nominating Committee of the Board, which is comprised of Messrs. Arnelle and Morton and Ms. Hawthorne. Mr. Morton currently serves as chair of the Nominating Committee. The Nominating Committee evaluates the qualifications of the Fund's candidates for Independent Director positions and makes recommendations to the Independent Directors with respect to nominations for Independent Director membership on the Fund's Board. The Nominating Committee considers Independent Director candidates in connection with Board vacancies and newly created Board positions.

   The Nominating Committee will consider nominees for Independent Directors recommended by contract owners. The Board has adopted procedures that a contract owner must follow to properly submit a recommendation to the Nominating Committee. Recommendations must be in a writing submitted to the Fund's Secretary, c/o MetLife Advisers, LLC, 501 Boylston Street, Boston, MA 02116, and must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the contract owner (the "candidate"); (B) the number of units that relate to shares of each Portfolio (and class) of the Fund attributable to any annuity or life insurance contract of the candidate, as reported to such contract owner by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934 (the "Exchange Act"); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with the election of Independent Directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) information regarding the candidate that will be sufficient for the Fund to make a determination as to whether the candidate is or will be an "interested person" of the Fund (as defined in the 1940 Act); (ii) the written and signed consent of the candidate to be named as a nominee and to serve as an Independent Director if elected; (iii) the name of the recommending contract owner as it appears on the books of the relevant Insurance Company separate account; (iv) the number of units that relate to shares of each Portfolio (and class) of the Fund attributable to any annuity or life insurance contract of such recommending contract owner; and (v) a description of all arrangements or understandings between the recommending contract owner and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending contract owner. In addition, the Nominating Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board or to satisfy applicable law. The Nominating Committee accepts recommendations on a continuous basis.

   During 2004, the Audit Committee met three times, each Contract Review Committee met one time and the Governance Committee met one time. In addition, a special Contract Review Committee meeting was held in early 2004. The Nominating Committee did not meet in 2004.

Board Approval of Advisory and Subadvisory Agreements
_____________________________________________________

   In determining to approve the new and existing advisory and subadvisory agreements for the Portfolios, the Board of Directors, including the Independent Directors, did not identify any single factor as determinative but took into account a number of factors. The Directors considered the nature, quality, cost and extent of services performed by the investment adviser, subadvisers and affiliated companies under the advisory and subadvisory agreements. The Directors reviewed information on the investment performance of each Portfolio as well as performance of each Portfolio relative to a peer group of mutual funds and to the performance of an appropriate index or indices. The Directors took into account whether each Portfolio has operated in accordance with its investment objective and each Portfolio's record of compliance with its investment restrictions, tax and reporting requirements. The Directors also considered the investment adviser's and subadvisers' record with respect to regulatory compliance and evaluated the compliance policies and procedures of the investment adviser and subadvisers, including those designed to protect the Portfolios against conflicts of interest and the codes of ethics of the investment adviser and subadvisers.

   The Directors also gave substantial consideration to the fees payable under the advisory and subadvisory agreements. The Directors considered, for each Portfolio, the Portfolio's expense ratio and the expense ratios of a peer group of funds. They also considered the contractual expense limitations and the financial impact on the investment adviser and subadvisers relating to such limitations and the amount and nature of fees paid by the Portfolios. The information on advisory and subadvisory fees and expense ratios, as well as performance data, included both information compiled by the investment adviser and information compiled by an independent data service. For these purposes, the Directors took into account not only the fees paid by the Portfolios, but also so-called "fallout benefits" to the investment adviser or subadviser, such as the engagement of affiliates of the investment adviser or subadviser to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the investment adviser or subadviser by reason of brokerage commissions generated by the securities transactions of the Portfolios. In evaluating each Portfolio's advisory and subadvisory fees, the Directors also took into account the demands, complexity and quality of the advisory services of such Portfolio.

   With respect to the investment adviser, the Directors considered (for the Portfolios other than ZENITH EQUITY and the ASSET ALLOCATION PORTFOLIOS) that the investment adviser is (i) ultimately responsible for the performance of the Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each Portfolio; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that the investment adviser provides a full range of day-to-day administrative services for the Portfolios involving all aspects of the Portfolios' day-to-day operations (other than portfolio management). With respect to ZENITH EQUITY and the ASSET ALLOCATION PORTFOLIOS, the Directors considered the portfolio management services of the investment adviser.

   The Directors also considered the level of the investment adviser's and subadvisers' profits in respect of the management of the Portfolios and the provision of other services to the Portfolios by the investment adviser and subadvisers or their affiliates. They considered the levels of such profits in light of the actual operation of the investment adviser, each subadviser, the Fund and the respective Portfolio, and the fee structure of each Portfolio, including the levels of any breakpoints in the advisory or subadvisory fees.

   Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that the advisory fee structures were consistent with the fiduciary obligations of the investment adviser and the subadvisers.

Directors Fees
______________

   The officers and Directors of the Fund who are affiliates of MetLife Advisers, any subadviser of the Fund or MetLife receive no compensation from the Fund for their services in such capacities, although they may receive compensation from MetLife, MetLife Advisers or any affiliate for services rendered in other capacities.

   Each Director who is not currently an active employee of MetLife or its affiliates also serves as trustee and member of the same committees of Met Series Fund II and for serving in all capacities receives an aggregate retainer fee at the annual rate of $54,000, plus aggregate attendance fees of $5,000 for each Directors' meeting attended, aggregate attendance fees of $2,500 for each committee meeting attended (provided that, if the Governance Committee and the Nominating Committee hold a joint meeting, each attendee receives $2,500 in aggregate for that meeting) and reimbursement for out-of pocket expenses related to such attendance. The chair of the Audit Committee, the Governance Committee and the Nominating Committee and each chair of the Contract Review Committees each receives an aggregate fee of $2,500 for each full calendar year during which he/she serves as such chair. The Lead Independent Director of the Fund, Mr. Garban, who was appointed on February 5, 2004, receives an aggregate annual retainer fee of $5,000. These fees are allocated among the Portfolios and the one portfolio of Met Series Fund II based on a formula that takes into account, among other factors, the net assets of each Portfolio and the portfolio of Met Series Fund II.

   During the fiscal year ended December 31, 2004, the persons listed below who were then Directors of the Fund received the amounts set forth below.

                                     AGGREGATE       TOTAL COMPENSATION
                                    COMPENSATION     FROM THE FUND AND
                                      FROM THE       FUND COMPLEX PAID
            NAME OF DIRECTOR            FUND          TO DIRECTORS (a)
            ----------------        ------------     ------------------
            Linda B. Strumpf        $     85,556(d)   $     88,167
            Steve A. Garban         $     94,443(d)   $    196,258
            H. Jesse Arnelle        $     81,508      $     84,000
            Dean O. Morton (b)      $     20,417      $     40,525
            Michael S. Scott Morton $     87,568(d)   $    190,300
            Arthur G. Typermass     $     76,653(d)   $     79,000
            Toby Rosenblatt (c)     $     81,501(d)   $    168,800
            Nancy Hawthorne         $     83,932(d)   $     86,500
            John T. Ludes           $     81,508(d)   $     84,000

(a) As of December 31, 2004, the Fund and the Fund Complex included Met Series Fund II and the State Street Research Funds. As of January 31, 2005, the State Street Research Funds, which comprised 19 portfolios, were no longer included in the Fund Complex. "Total Compensation from the Fund and Fund Complex Paid to Directors" is for the 12 months ended December 31, 2004.

(b) Retired from the Fund's Board of Directors on April 1, 2004.

(c) Resigned from the Fund's Board of Directors on February 10, 2005.

(d) Does not include compensation of $5,000 that MetLife Advisers paid in lieu of the Fund to each such Director for attending the Fund's Board of Directors meeting held on August 23, 2004.

   The Fund provides no pension or retirement benefits to Directors.

   At March 31, 2005, the officers and Directors of the Fund as a group owned less than 1% of the outstanding shares of the Fund or any Portfolio.

                              ADVISORY ARRANGEMENTS

   Advisory Structure. Pursuant to separate advisory agreements (the "advisory
   __________________
agreements"), MetLife Advisers, LLC ("MetLife Advisers") has agreed to manage the investment and reinvestment of assets of each Portfolio. MetLife Advisers has delegated for each Portfolio (other than ZENITH EQUITY and the ASSET ALLOCATION PORTFOLIOS) certain of these responsibilities, including responsibility for determining what investments such Portfolio should purchase, hold or sell and directing all trading for the Portfolio's account, to subadvisers under subadvisory agreements described below.

   In each case, advisory services are provided subject to the supervision and control of the Fund's Directors. Each advisory agreement also provides that MetLife Advisers will furnish or pay the expenses of the applicable Portfolio for office space, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services.

   MetLife Advisers is a Delaware limited liability company. NELICO owns all of the voting interests in MetLife Advisers. NELICO is a direct wholly-owned subsidiary of MetLife. MetLife is wholly-owned by MetLife, Inc., a public company traded on the New York Stock Exchange. The members of MetLife Advisers include each insurance company the separate accounts of which invest in registered investment companies to which MetLife Advisers serves as investment adviser. Each member's interest in MetLife Advisers entitles the member to share in the profit and loss of MetLife Advisers in proportion to the profit and loss of MetLife Advisers attributable to customers of that insurance company.

   Subject to the supervision of MetLife Advisers, each subadviser, pursuant to separate Sub-Advisory Agreements or Sub-Investment Management Agreements (hereinafter referred to as the "subadvisory agreements"), manages the assets of its Portfolio in accordance with each Portfolio's investment objective and policies, makes investment decisions for each

Portfolio and employs professional advisers and securities analysts who provide research services to that Portfolio. The Portfolios pay no direct fees to any of the subadvisers.

   Metropolitan Life Insurance Company ("MetLife"), subadviser to the Index Portfolios is a wholly owned subsidiary of MetLife, Inc., a publicly owned Delaware corporation.

   BlackRock, subadviser to BLACKROCK AGGRESSIVE GROWTH, BLACKROCK STRATEGIC VALUE, BLACKROCK BOND INCOME, BLACKROCK DIVERSIFIED, BLACKROCK INVESTMENT TRUST, BLACKROCK LEGACY LARGE CAP GROWTH, BLACKROCK LARGE CAP VALUE AND BLACKROCK MONEY MARKET, is a Delaware corporation. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., which has approximately $342 billion of assets under management as of December 31, 2004. BlackRock, Inc. is a majority-owned indirect subsidiary of The PNC Financial Services Group, Inc.

   Harris Associates L.P. ("Harris"), subadviser to HARRIS OAKMARK LARGE CAP VALUE and HARRIS OAKMARK FOCUSED VALUE, is a limited partnership managed by its general partner, Harris Associates Inc. Harris' parent company is IXIS Asset Management North America, L.P. (formerly known as CDC IXIS Asset Management North America, L.P.), which owns, in addition to Harris, 15 asset management and distribution and service entities that managed $167 billion in assets as of September 30, 2004. IXIS Asset Management North America, L.P.'s general partner, IXIS Asset Management US, LLC, is a wholly-owned subsidiary of IXIS Asset Management US Corporation. IXIS Asset Management US Corporation is the sole limited partner of IXIS Asset Management North America L.P. IXIS Asset Management North America, L.P. is a wholly-owned subsidiary of IXIS Asset Management S.A., a French company. IXIS Asset Management S.A. is majority-owned by CDC Finance--CDC IXIS and indirectly owned, through CDC Finance--CDC IXIS, Caisse Nationale des Caisses D'Epargne and CNP Assurances, by Caisse des Depots et Consignations ("CDC"). CDC was created by French Government legislation and currently is supervised by the French Parliament.

   Neuberger Berman Management Inc. ("Neuberger Berman"), subadviser to NEUBERGER BERMAN MID CAP VALUE, along with its predecessor firms and affiliates, have been managing money since 1939 and have specialized in the management of mutual funds since 1950. Neuberger Berman is a wholly owned subsidiary of a publicly owned holding company, Lehman Brothers Holdings Inc.

   T. Rowe Price Associates, Inc. ("T. Rowe Price"), subadviser to T. ROWE PRICE LARGE CAP GROWTH and T. ROWE PRICE SMALL CAP GROWTH, is a Maryland corporation dating back to 1937. T. Rowe Price is a wholly-owned subsidiary of
T. Rowe Price Group, Inc.

   Franklin Advisers, Inc. ("Franklin Advisers"), subadviser to FRANKLIN TEMPLETON SMALL CAP GROWTH, is a California corporation and is a wholly owned subsidiary of Franklin Resources, Inc., a publicly owned company engaged in the financial services industry through its subsidiaries.

   Loomis Sayles, subadviser to LOOMIS SAYLES SMALL CAP, was organized in 1926 and is one of the oldest and largest investment counsel firms in the country. An important feature of the Loomis Sayles investment approach is its emphasis on investment research. Recommendations and reports of the Loomis Sayles research department are circulated throughout the Loomis Sayles organization and are available to the individuals in the Loomis Sayles organization who have been assigned the responsibility for making investment decisions for the Portfolio. Loomis Sayles provides investment advice to numerous other institutional and individual clients. Loomis Sayles is a limited partnership whose general partner, Loomis, Sayles & Company, Inc., is a wholly-owned subsidiary of IXIS Asset Management Holdings, Inc. IXIS Asset Management Holdings, Inc. is a wholly-owned subsidiary of IXIS Asset Management North America, L.P. IXIS Asset Management North America, L.P.'s general partner, IXIS Asset Management US, LLC, is a wholly-owned subsidiary of IXIS Asset Management US Corporation. IXIS Asset Management US Corporation is the sole limited partner of IXIS Asset Management North America L.P. IXIS Asset Management North America, L.P. is a wholly-owned subsidiary of IXIS Asset Management S.A., a French company. IXIS Asset Management S.A. is majority-owned by CDC Finance--CDC IXIS and indirectly owned, through CDC Finance--CDC IXIS, Caisse Nationale des Caisses D'Epargne and CNP Assurances, by Caisse des Depots et Consignations ("CDC"). CDC was created by French Government legislation and currently is supervised by the French Parliament.

   Davis Selected Advisers, L.P. ("Davis Selected"), subadviser to DAVIS VENTURE VALUE, provides investment advisory services for mutual funds and other clients. Davis Investments, LLC, the general partner of Davis Selected, is controlled by Christopher C. Davis, the chairman, director and chief executive officer of Davis Investments, LLC. Davis Selected may also delegate any of its responsibilities to its wholly-owned subsidiary Davis Selected-NY, Inc. ("DSA-NY").

   Salomon Brothers Asset Management Inc ("SBAM") is subadviser to SALOMON BROTHERS U.S. GOVERNMENT and SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES. SBAM was established in 1987 and, together with affiliates in London, Frankfurt, Tokyo and Hong Kong, provides a broad range of fixed income and equity investment services to individuals and institutional clients throughout the world. SBAM's principal address is 399 Park Avenue, New York, New York 10022. It is a wholly owned subsidiary of Citigroup Inc. Citigroup businesses provide a broad range of financial services - asset management, banking and consumer finance, credit and charge cards, insurance investments, investment banking and trading - and use diverse channels to make them available to consumer and corporate customers around the world. In connection with SBAM's service as subadviser to SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES, SBAM's affiliate, Citigroup Asset Management Limited ("CAM Ltd."), whose principal address is Citigroup Centre, Canada Square, London, E14 5LB, England, provides certain advisory services to SBAM with regard to currency transactions and investments in non-dollar denominated debt securities for the benefit of the Portfolio. CAM Ltd. is compensated by SBAM at no additional expense to the Portfolio.

   MFS, subadviser to MFS INVESTORS TRUST and MFS TOTAL RETURN, and its predecessor organizations have a history of money management dating from 1924. MFS is an indirect subsidiary of Sun Life Assurance Company of Canada ("Sun Life").

   Capital Guardian Trust Company ("Capital Guardian"), subadviser to CAPITAL GUARDIAN U.S. EQUITY, is part of a privately owned investment management group with offices in major financial centers throughout the world. Capital Guardian is a wholly-owned subsidiary of Capital Group International, Inc., which itself is a wholly-owned subsidiary of The Capital Group Companies, Inc. Capital Guardian has been providing investment management services since 1968.

   Jennison Associates LLC ("Jennison"), subadviser to JENNISON GROWTH, is a registered investment advisor with the SEC and was founded in 1969 for the purpose of providing investment advice for domestic large capitalization growth equity accounts, primarily for large institutions. The firm has since expanded its investment capabilities to include small cap equity, mid cap (U.S. emerging) growth equity, multi cap (opportunistic) equity, large cap value, blend equity, global equity, balanced and fixed income management. Jennison is a wholly-owned subsidiary of Prudential Investment Management, Inc. ("PIMI"). PIMI is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. Jennison has been a Prudential company since 1985. Jennison is organized under the laws of Delaware as a single member limited liability company.

   Fidelity Management & Research Company ("FMR"), subadviser to FI

INTERNATIONAL STOCK, FI VALUE LEADERS and FI MID CAP OPPORTUNITIES, has entered into a sub-subadvisory agreement with FMR Co., Inc. ("FMRC") pursuant to which FMRC has primary responsibility for choosing investments for each Portfolio. FMR Corp., organized in 1972, is the ultimate parent company of FMR and FMRC The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon the voting common stock. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholder's voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.

   OppenheimerFunds, Inc. ("Oppenheimer "), subadviser to OPPENHEIMER GLOBAL EQUITY, is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company, a global, diversified insurance and financial services organization.

Regulatory Matters and Litigation
_________________________________

   FRANKLIN ADVISERS. On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries ("Franklin"), including Franklin Advisers, subadviser to the Franklin Templeton Small Cap Growth Portfolio, claiming violations of the Massachusetts Uniform Securities Act with respect to an alleged arrangement to permit market timing (the "MA Proceeding"). On September 20, 2004, Franklin Resources, Inc. announced that an agreement had been reached by two of its subsidiaries, including Franklin Advisers and Franklin Templeton Alternative Strategies, Inc. ("FTAS"), with the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (the "State of Massachusetts") related to the MA Proceeding. Under the terms of the settlement consent order issued by the State of Massachusetts, Franklin Advisers and FTAS have consented to the entry of a cease and desist order and agreed to pay a $5 million administrative fine to the State of Massachusetts. The administrative complaint addressed one instance of market timing that was also a subject of the August 2, 2004 settlement that Franklin Advisers reached with the SEC described below.

   On November 19, 2004, Franklin reached a second agreement with the State of Massachusetts regarding an administrative complaint filed on October 25, 2004. The second complaint alleged that Franklin's Form 8-K filing describing the original settlement failed to state the company had admitted the Statements of Fact portion of the settlement order when it stated, "Franklin did not admit or deny engaging in any wrongdoing."

   As a result of the November 19, 2004 settlement with the State of Massachusetts, Franklin filed a new Form 8-K. The terms of the original settlement did not change and there was no monetary fine associated with this second settlement.

   Franklin Advisers and certain of its affiliates have been named in shareholder class actions related to the matter described above that were filed in the United States District Courts in California, Florida, Nevada, New Jersey and New York. These parties, among others, have also been named in a shareholder class action filed in March 2004 in the United States District Court in New Jersey. This lawsuit alleges violations of certain provisions of the federal securities laws and state common law fiduciary obligations in connection with Rule 12b-1 fees and brokerage commissions paid by certain funds affiliated with Franklin. These lawsuits seek damages of unspecified amounts.

   On August 2, 2004, Franklin Resources, Inc. announced that Franklin Advisers had reached a settlement with the SEC that resolved an SEC investigation of market timing activity in certain funds affiliated with Franklin. As part of the settlement, on August 2, 2004, the SEC issued an "Order instituting administrative and cease-and-desist proceedings pursuant to sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and sections 9(b) and 9(f) of the Investment Company Act of 1940, making findings and imposing remedial sanctions and a cease and desist order" (the "August Order"). The SEC's August Order concerns the activities of a limited number of third parties that ended in 2000 and those that are the subject of the MA Proceeding described above.

   Under the terms of the SEC's August Order, Franklin Advisers, while neither admitting nor denying any of the findings therein, has agreed to pay $50 million, of which $20 million is a civil penalty.

   In the August Order, the SEC notes that Franklin has generally sought to detect, discourage and prevent market timing in its funds and began to increase its efforts to control market timing in 1999. The August Order also requires Franklin Advisers to, among other things:

  . Enhance and periodically review compliance policies and procedures, and establish a corporate ombudsman; and

  . Establish a new internal position whose responsibilities shall include compliance matters related to conflicts of interests.

   These regulatory proceedings and lawsuits against Franklin Advisers do not involve the Fund, the FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIO or trading in Portfolio shares.

   MFS. In February, 2004, MFS, subadviser to MFS Total Return and MFS Investors Trust, reached an agreement with the SEC, the New York Attorney General ("NYAG") and the Bureau of Securities Regulation of the State of New Hampshire ("NH") to settle administrative proceedings alleging false and misleading information in fund prospectuses of certain MFS open-end retail funds regarding market timing and related matters. These regulators alleged that prospectus language for certain MFS funds was false and misleading because, although the prospectuses for those funds in the regulators' view indicated that the funds prohibited market timing, MFS did not limit trading activity in 11 domestic large cap stock, high grade bond and money market funds. As part of the settlement, the former MFS Chief Executive Officer and the former MFS President reached an agreement with the SEC. (As a result of the settlement, these individuals resigned their director and officer positions with MFS.) Under the terms of the settlements, MFS and the executives neither admitted nor denied wrongdoing.

   As part of the settlement agreement referred to above, a $225 million pool has been established for distribution to shareholders in certain of the MFS funds offered to retail investors, which is subject to the approval by the SEC of a distribution methodology submitted by an independent distribution consultant in consultation with MFS and the Trustees of the applicable MFS funds. MFS has further agreed with the NYAG to reduce its management fees in the aggregate amount of approximately $25 million annually over the next five years (and not increase certain management fees during this period). MFS will also pay an administrative fine to NH in the amount of $1 million. In addition, MFS is in the process of adopting certain governance changes and reviewing its policies and procedures.

   Since December, 2003, MFS, its parent company, Sun Life, certain MFS affiliates and various MFS funds (and certain current and/or former Trustees and officers of these MFS funds) have been named as defendants in multiple lawsuits filed in federal and state courts. The various lawsuits generally allege that some or all of the defendants permitted or acquiesced in market timing and/or late trading in some MFS funds, inadequately disclosed MFS internal policies concerning market timing and received excessive compensation as fiduciaries to the MFS funds. The lawsuits generally seek injunctive relief, including removal of the named Trustees, adviser and distributor, rescission of contracts, disgorgement of fees and profits, monetary damages, compensatory damages, an accounting, restitution, punitive damages, attorney's fees and costs and other equitable and declaratory relief. The defendants are reviewing the allegations of the multiple complaints and will respond appropriately. Additional lawsuits based on similar allegations may be filed in the future.

   These regulatory proceedings and lawsuits against MFS do not involve the Fund, the MFS INVESTORS TRUST PORTFOLIO, the MFS TOTAL RETURN PORTFOLIO or trading in Portfolio shares.

Advisory Fees
_____________

   The Fund pays MetLife Advisers compensation at the annual percentage rates of the corresponding levels of that Portfolio's average daily net asset values, subject to any fee reductions or deferrals as described above in the section entitled "Expense Agreement" under "Expenses" and described below in the section entitled "Advisory Fee Waivers." Each Portfolio allocates and pays advisory fees among its constituent classes based on the aggregate daily net asset values of each such class.

                                                       ANNUAL             AVERAGE DAILY NET
       PORTFOLIO                                  PERCENTAGE RATE         ASSET VALUE LEVELS
       ---------                                  ---------------         ------------------
       BlackRock Aggressive Growth (a)                        .75%        First $500 million
                                                              .70%        Next $500 million
                                                              .65%        Over $1 billion

       BlackRock Strategic Value (a)                          .85%        First $500 million
                                                              .80%        Next $500 million
                                                              .75%        Over $1 billion

       BlackRock Bond Income (b)                              .40%        First $1 billion
                                                              .35%        Next $1 billion
                                                              .30%        Next $1 billion
                                                              .25%        Over $3 billion

       BlackRock Diversified (a)                              .50%        First $500 million
                                                              .45%        Next $500 million
                                                              .40%        Over $1 billion

       BlackRock Investment Trust (a)                         .55%        First $500 million
                                                              .50%        Next $500 million
                                                              .45%        Over $1 billion

                                                      ANNUAL              AVERAGE DAILY NET
PORTFOLIO                                         PERCENTAGE RATE         ASSET VALUE LEVELS
---------                                         ---------------         ------------------
BlackRock Legacy Large Cap Growth (c)                         .73%        First $1 billion
                                                              .65%        Over $1 billion

BlackRock Large Cap Value                                     .70%        First $250 million
                                                              .65%        Next $500 million
                                                              .60%        Over $750 million

BlackRock Money Market (d)                                    .35%        First $1 billion
                                                              .30%        Next $1 billion
                                                              .25%        Over $2 billion

Capital Guardian U.S. Equity                                  .70%        First $200 million
                                                              .65%        Next $300 million
                                                              .60%        Next $1.5 billion
                                                              .55%        Over $2 billion

Davis Venture Value                                           .75%        First $1 billion
                                                              .70%        Over $1 billion

FI International Stock (a) (e)                                .86%        First $500 million
                                                              .80%        Next $500 million
                                                              .75%        Over $1 billion

FI Mid Cap Opportunities (a)                                  .75%        First $100 million
                                                              .70%        Next $400 million
                                                              .65%        Over $500 million

FI Value Leaders (f)                                          .70%        First $200 million
                                                              .65%        Next $300 million
                                                              .60%        Next $1.5 billion
                                                              .55%        Over $2 billion

Franklin Templeton Small Cap Growth                           .90%        First $500 million
                                                              .85%        Over $500 million

Harris Oakmark Focused Value (g)                              .75%        First $1 billion
                                                              .70%        Over $1 billion

Harris Oakmark Large Cap Value (a)                            .75%        First $250 million
                                                              .70%        Over $250 million

Jennison Growth                                               .70%        First $200 million
                                                              .65%        Next $300 million
                                                              .60%        Next $1.5 billion
                                                              .55%        Over $2 billion

Lehman Brothers Aggregate Bond Index (a)                      .25%        All Assets

Loomis Sayles Small Cap (h)                                   .90%        First $500 million
                                                              .85%        Over $500 million

MetLife Aggressive Allocation Portfolio (k)                   .10%        All Assets

MetLife Conservative Allocation Portfolio (k)                 .10%        All Assets

MetLife Conservative to Moderate Allocation Portfolio (k)     .10%        All Assets

MetLife Mid Cap Stock Index (a)                               .25%        All Assets

                                                             ANNUAL       AVERAGE DAILY NET
PORTFOLIO                                              PERCENTAGE RATE    ASSET VALUE LEVELS
---------                                              ---------------    ------------------
MetLife Moderate Allocation Portfolio (k)                       .10%      All Assets

MetLife Moderate to Aggressive Allocation Portfolio (k)         .10%      All Assets

MetLife Stock Index (a)                                         .25%      All Assets

MFS Investors Trust                                             .75%      All Assets

MFS Total Return                                                .50%      All Assets

Morgan Stanley EAFE Index (a)                                   .30%      All Assets

Neuberger Berman Mid Cap Value (a)                              .70%      First $100 million
                                                               .675%      Next $250 million
                                                                .65%      Next $500 million
                                                               .625%      Next $750 million
                                                                .60%      Over $1.6 billion

Oppenheimer Global Equity (a)                                   .90%      First $50 million
                                                                .55%      Next $50 million
                                                                .50%      Next $400 million
                                                               .475%      Over $500 million

Russell 2000 Index (a)                                          .25%      All Assets

Salomon Brothers Strategic Bond Opportunities                   .65%      All Assets

Salomon Brothers U.S. Government                                .55%      All Assets

T. Rowe Price Large Cap Growth (a)(j)                           .65%      First $50 million
                                                                .60%      Over $50 million

T. Rowe Price Small Cap Growth (a)                              .55%      First $100 million
                                                                .50%      Next $300 million
                                                                .45%      Over $400 million

Zenith Equity (i)                                               N/A       N/A

(a) Prior to May 1, 2001, this Portfolio paid advisory fees to MetLife, which was investment adviser to this Portfolio until May 1, 2001.

(b) Prior to January 1, 2000, the advisory fee payable by BLACKROCK BOND INCOME was at the annual rate of 0.40% of the first $400 million of the Portfolio's average daily net assets; 0.35% of the next $300 million of such assets; 0.30% of the next $300 million of such assets; and 0.25% of such assets in excess of $1 billion.

(c) Prior to May 1, 2004, the advisory fee payable by BLACKROCK LEGACY LARGE CAP GROWTH was at the annual rate of 0.75% of the first $1 billion of the Portfolio's average daily net assets and 0.70% of such assets in excess of $1 billion.

(d) Prior to January 1, 2000, the advisory fee payable by BLACKROCK MONEY MARKET was at the annual rate of 0.35% of the first $500 million of the Portfolio's average daily net assets; 0.30% of the next $500 million of such assets; and 0.25% of such assets in excess of $1 billion.

(e) Prior to January 24, 2000, the advisory fee payable by FI INTERNATIONAL STOCK was at the annual rate of 0.75% of the first $500 million; 0.70% for the next $500 million; and 0.65% of such assets in excess of $1 billion. For the period

     January 24, 2000 to December 16, 2003, the advisory fee was at the annual rate of 0.90% of the first $500 million; 0.85% for the next $500 million; and 0.80% of such assets in excess of $1 billion.

(f) Prior to May 1, 2002, the advisory fee payable by FI VALUE LEADERS was at the annual rate of 0.70% of the first $200 million of the Portfolio's average daily net assets, 0.65% of the next $1.3 billion of such assets; and 0.60% of such assets in excess of $1.5 billion.

(g) Prior to May 1, 1998, the advisory fee payable by HARRIS OAKMARK FOCUSED VALUE was at the annual rate of 0.70% of the first $200 million of the Portfolio's average daily net assets; 0.65% of the next $300 million of such assets; and 0.60% of such assets in excess of $500 million. For the period May 1, 1998 to April 5, 2003, the advisory fee was at the annual rate of 0.75% of the Portfolio's average daily net assets.

(h) Prior to January 1, 2000, the advisory fee payable by LOOMIS SAYLES SMALL CAP was at the annual rate of 1.00% of the Portfolio's average daily net assets.

(i) Since May 1, 2002, there has been no advisory fee payable directly by the Portfolio. ZENITH EQUITY bears its share of the advisory fees of CAPITAL GUARDIAN U.S. EQUITY, FI VALUE LEADERS and JENNISON GROWTH through its investment in these underlying Portfolios. From May 1, 2001 to April 30, 2002, the advisory fee payable by ZENITH EQUITY was at the annual rate of 0.70% of the first $200 million of the Portfolio's average daily net assets, 0.65% of the next $300 million of such assets, 0.60% of the next $1.5 billion of such assets and 0.55% of such assets in excess of $2 billion. Prior to May 1, 2001, Capital Growth Management Limited Partnership ("CGM") was the adviser to the Portfolio. From June 18, 1998 to April 30, 2001, the advisory fee payable by the Portfolio was at the same rate. Prior to June 18, 1998, the advisory fee payable by the Portfolio was at the annual rate of 0.70% of the first $200 million of the Portfolio's average daily net assets; 0.65% of the next $300 million of such assets; and 0.60% of such assets in excess of $500 million.

(j) Prior to August 5, 2004, the advisory fee rate for T. ROWE PRICE LARGE CAP GROWTH was at the annual rate of 0.70% of the first $50 million of the Portfolio's average daily net assets and 0.60% of such assets over $50 million.

(k) In addition to the advisory fees set out above for each ASSET ALLOCATION PORTFOLIO, MetLife Advisers receives advisory fees as investment adviser to the Underlying Portfolios of the Fund in which an ASSET ALLOCATION PORTFOLIO invests.

Advisory Fee Waivers
____________________

   Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2005 to April 30, 2006, to reduce its advisory fees set out above under "Advisory Fees" for each class of the Portfolios listed below as follows:

                                       ANNUAL PERCENTAGE    AVERAGE DAILY NET
  PORTFOLIO                             RATE REDUCTION      ASSET VALUE LEVELS
  ---------                            -----------------   --------------------
  BlackRock Bond Income                                    Over $1 billion and
                                                 0.025%    less than $2 billion

  BlackRock Money Market                         0.005%    First $500 million

                                                 0.015%    Next $500 million

  Loomis Sayles Small Cap                         0.05%    All Assets

  Lehman Brothers Aggregate Bond Index           0.006%    All Assets

  MetLife Mid Cap Stock Index                    0.007%    All Assets

  MetLife Stock Index                            0.007%    All Assets

  Morgan Stanley EAFE Index                      0.007%    All Assets

  Russell 2000 Index                             0.007%    All Assets

  T. Rowe Price Large Cap Growth                 0.015%    First $50 million

   Effective February 17, 2005, T. Rowe Price has agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by T. Rowe Price for the Fund and MIST in the aggregate exceed $750,000,000, (ii) T. Rowe Price subadvises three or more portfolios of the Fund and MIST in the aggregate, and (iii) at least one of those portfolios is a large cap domestic equity portfolio. (T. Rowe Price currently subadvises two portfolios of the Fund, T. ROWE PRICE LARGE CAP and T. ROWE PRICE SMALL CAP, and one portfolio of MIST.) If these conditions are met, T. Rowe Price will waive its subadvisory fee by 5% for combined Fund and MIST average daily net assets over $750,000,000, 7.5% for the next $1,500,000,000 of combined assets, and 10% for amounts over $3,000,000,000. Any amounts waived pursuant to this subadvisory fee waiver will be allocated among the Fund and MIST portfolios in proportion to such portfolios' net assets. MetLife Advisers has voluntarily agreed to reduce its advisory fee for T. ROWE PRICE LARGE CAP and T. ROWE PRICE SMALL CAP by the amount waived (if any) by T. Rowe Price for the relevant Portfolio pursuant to this voluntary subadvisory fee waiver. Because these fee waivers are voluntary, and not contractual, they may be discontinued by T. Rowe Price and MetLife Advisers at any time.

Subadvisory Fees
________________

   MetLife Advisers pays each subadviser at the following rates for providing subadvisory services to the following Portfolios:

                                              ANNUAL
                                      PERCENTAGE RATE PAID BY
                                      METLIFE ADVISERS (D) TO   AVERAGE DAILY NET
PORTFOLIO                                 THE SUBADVISERS       ASSET VALUE LEVELS
---------                             -----------------------   ------------------
BlackRock Aggressive Growth (a)                        .45%     First $500 million
                                                       .35%     Next $500 million
                                                       .30%     Next $1.5 billion
                                                       .25%     Over $2.5 billion

BlackRock Bond Income (h)                              .20%     First $250 million
                                                       .15%     Next $750 million
                                                       .10%     Over $1 billion

BlackRock Diversified (a)                              .35%     First $250 million
                                                       .30%     Next $250 million
                                                       .25%     Over $500 million

BlackRock Investment Trust (a)                         .40%     First $250 million
                                                       .35%     Next $250 million
                                                       .30%     Next $1.5 billion
                                                       .25%     Over $2 billion

BlackRock Legacy Large Cap Growth (b)                  .40%     First $300 million
                                                       .35%     Next $700 million
                                                       .30%     Over $1 billion

BlackRock Large Cap Value                              .45%     First $100 million
                                                       .40%     Next $150 million
                                                       .35%     Next $250 million
                                                       .30%     Next $1.5 billion
                                                       .25%     Over $2 billion

BlackRock Money Market (i)                             .08%     First $500 million
                                                       .07%     Next $500 million
                                                       .06%     Over $1 billion

BlackRock Strategic Value (a)                          .55%     First $250 million
                                                       .50%     Next $250 million
                                                       .45%     Next $250 million
                                                       .40%     Over $750 million

                                              ANNUAL
                                      PERCENTAGE RATE PAID BY
                                      METLIFE ADVISERS (d) TO   AVERAGE DAILY NET
PORTFOLIO                                 THE SUBADVISERS       ASSET VALUE LEVELS
---------                             -----------------------   ------------------
Capital Guardian U.S. Equity                           .45%     First $100 million
                                                       .40%     Next $400 million
                                                       .35%     Next $500 million
                                                       .30%     Over $1 billion

Davis Venture Value                                    .45%     First $100 million
                                                       .40%     Next $400 million
                                                       .35%     Over $500 million

FI International Stock (a) (c)                         .55%     First $250 million
                                                       .45%     Next $250 million
                                                       .40%     Over $500 million

FI Mid Cap Opportunities (a) (g)                       .50%     First $250 million
                                                       .45%     Next $250 million
                                                       .40%     Next $500 million
                                                       .35%     Over $1 billion

FI Value Leaders (d)                                   .50%     First $250 million
                                                       .40%     Next $500 million
                                                       .35%     Over $750 million

Franklin Templeton Small Cap Growth                    .60%     First $200 million
                                                       .52%     Next $300 million
                                                       .50%     Over $500 million

Harris Oakmark Focused Value (e)                       .45%     First $100 million
                                                       .40%     Next $400 million
                                                       .35%     Over $500 million

Harris Oakmark Large Cap Value (a)                     .45%     First $100 million
                                                       .40%     Next $400 million
                                                       .35%     Over $500 million

Jennison Growth                                        .45%     First $100 million
                                                       .40%     Next $400 million
                                                       .35%     Next $500 million
                                                       .30%     Over $1 billion

Lehman Brothers Aggregate Bond Index (a)                 *

Loomis Sayles Small Cap                                .55%     First $25 million
                                                       .50%     Next $75 million
                                                       .45%     Next $100 million
                                                       .40%     Over $200 million

MetLife Aggressive Allocation Portfolio                 N/A     N/A

MetLife Conservative Allocation Portfolio               N/A     N/A

MetLife Conservative to Moderate Allocation
  Portfolio                                             N/A     N/A

MetLife Mid Cap Stock Index (a)                          *

                                                     ANNUAL
                                            PERCENTAGE RATE PAID BY
                                            METLIFE ADVISERS (d) TO    AVERAGE DAILY NET
PORTFOLIO                                       THE SUBADVISERS       ASSET VALUE LEVELS
---------                                    -----------------------  ------------------
MetLife Moderate Allocation Portfolio                   N/A             N/A

MetLife Moderate to Aggressive Allocation
  Portfolio                                             N/A             N/A

MetLife Stock Index (a)                                   *

MFS Investors Trust                                     .40%            First $150 million
                                                       .375%            Next $150 million
                                                       .350%            Over $300 million

MFS Total Return                                        .25%            First $50 million
                                                        .20%            Over $50 million

Morgan Stanley EAFE Index (a)                             *

Neuberger Berman Mid Cap Value (a)                      .45%            First $250 million
                                                        .40%            Next $750 million
                                                        .35%            Over $1 billion

Oppenheimer Global Equity (a) (i)                       .50%            First $50 million
                                                        .40%            Next $250 million
                                                        .34%            Next $250 million
                                                        .30%            Next $500 million
                                                       .275%            Over $1.05 billion

Russell 2000 Index (a)                                    *

Salomon Brothers Strategic Bond Opportunities           .35%            First $50 million
                                                        .30%            Next $150 million
                                                        .25%            Next $300 million
                                                        .20%            Over $500 million

Salomon Brothers U.S. Government                       .225%            First $200 million
                                                       .150%            Next $300 million
                                                       .100%            Over $500 million

T. Rowe Price Large Cap Growth (a) (j)                  .40%            First $250 million
                                                       .375%            Next $250 million
                                                        .35%            Over $500 million

T. Rowe Price Small Cap Growth (a)                      .35%            First $100 million
                                                        .30%            Next $300 million
                                                        .25%            Over $400 million

Zenith Equity (f)                                       N/A             N/A

* MetLife Advisers pays MetLife a subadviser fee for each Index Portfolio equal to the costs incurred by MetLife in providing subadviser services to the Portfolio.

(a) Prior to May 1, 2001, MetLife paid subadvisory fees for this Portfolio. MetLife was investment adviser to this Portfolio until May 1, 2001.

(b) Prior to May 1, 2004, the subadviser to BLACKROCK LEGACY LARGE CAP GROWTH was Fred Alger Management, Inc., and the subadvisory fee rate payable by MetLife Advisers was at the annual rate of 0.45% of the first $100 million of the

    Portfolio's average daily net assets, 0.40% of the next $400 million of such assets, and 0.35% of such assets in excess of $500 million.

(c) Prior to December 16, 2003, the subadviser to FI INTERNATIONAL STOCK was Putnam Investment Management, LLC and the subadvisory fee rate payable for the Portfolio was at the annual rate of 0.65% of the first $150 million of the Portfolio's average daily net assets; 0.55% of the next $150 million; and 0.45% of such assets in excess of $300 million. Prior to January 24, 2000, the subadviser to the Portfolio was Santander International Advisors, Inc. and the subadvisory fee rate payable for the Portfolio was at the annual rate of 0.55% of the first $500 million; 0.50% for the next $500 million; and 0.45% of such assets in excess of $1 billion.

(d) FMR (or an affiliate) has also agreed to make payments to MetLife (or its affiliates) to support the expenses of marketing and shareholder support servicing of the Portfolio. Prior to May 1, 2002, the subadviser to FI VALUE LEADERS was Westpeak Investment Advisors, L.P., and the subadvisory fee was 0.50% of the first $25 million of the Portfolio average daily net assets, 0.40% of the next $75 million of such assets, 0.35% of the next $100 million of such assets and 0.30% of such assets in excess of $200 million.

(e) From May 1, 1998 to April 30, 2000, the subadviser to HARRIS OAKMARK FOCUSED VALUE was Goldman Sachs Asset Management. Prior to May 1, 1998, the subadviser of the Portfolio was Loomis Sayles, and the subadvisory fee rate payable by MetLife Advisers was at the annual rate of 0.50% of the first $25 million of the Portfolio's average daily net assets, 0.40% of the next $75 million of such assets, 0.35% of the next $100 million of such assets, and 0.30% of such assets in excess of $200 million.

(f) Since May 1, 2002, ZENITH EQUITY has been managed directly by MetLife Advisers and there has been no subadviser to the Portfolio. From May 1, 2001 to April 30, 2002, the subadviser to ZENITH EQUITY was CGM, and the subadvisory fee payable for the Portfolio was at the annual rate of 0.45% of the first $100 million of the Portfolio's average daily net assets, 0.40% of the next $400 million of such assets, 0.35% of the next $500 million of such assets, and 0.30% of such assets in excess of $1 billion. Prior to May 1, 2001, ZENITH EQUITY had no subadviser and was managed directly by CGM as adviser.

(g) Prior to May 1, 2004, the subadviser to FI MID CAP OPPORTUNITIES was Janus Capital Management, LLC and the subadvisory fee rate payable for the Portfolio was at the annual rate of 0.50% of the first $250 million of the Portfolio's average daily net assets; 0.45% of the next $500 million; 0.40% of the next $750 million; and 0.35% of such assets over $1.5 billion.

(h) Prior to February 3, 2005, the subadvisory fee rate for BLACKROCK BOND INCOME was at the annual rate of 0.20% of the first $250 million of the Portfolio's average daily net assets and 0.15% of such assets over $250 million.

(i) Prior to May 1, 2005, the subadvisory fee rate for BLACKROCK MONEY MARKET was at the annual rate of 0.15% of the first $100 million of the Portfolio's average daily net assets and 0.075% of such assets over $100 million.

(j) Prior to February 3, 2005, the subadvisory fee rate for T. ROWE PRICE LARGE CAP GROWTH was at the annual rate of 0.40% of the first $500 million of the Portfolio's average daily net assets and 0.35% of such assets over $500 million. Prior to August 5, 2004, the subadvisory fee rate for Portfolio was at the annual rate of 0.50% of the first $50 million of the Portfolio's average daily net assets and 0.40% of such assets over $50 million.

(i) Prior to May 1, 2005, the subadviser to OPPENHEIMER GLOBAL EQUITY was Deutsche Investment Management Americas Inc. and the subadvisory fee rate payable for the Portfolio was at the annual rate of 0.70% of the first $20 million of the Portfolio's average daily net assets; 0.35% of the next $50 million; 0.30% of the next $400 million; and 0.275% of such assets over $500 million.

   In connection with SBAM's service as subadviser to SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES, SBAM's London based affiliate, CAM Ltd. serves as subadviser to SBAM relating to currency transactions and investments in non-dollar denominated debt securities for the benefit of the Portfolio. For these services, SBAM has agreed to pay CAM Ltd. one-third of the compensation that SBAM receives for serving as subadviser to the Portfolio.

   In connection with Davis Selected's service as subadviser to DAVIS VENTURE VALUE, Davis Selected may delegate any and all responsibilities to its New York based subsidiary, DSA-NY. As compensation to DSA-NY, Davis Selected will compensate DSA-NY for all reasonable direct and indirect costs associated with DSA-NY's performance of services provided to Davis Selected.

   In connection with FMR's service as subadviser to FI INTERNATIONAL STOCK, FI VALUE LEADERS and FI MID CAP OPPORTUNITIES, FMR has delegated to FMRC primary responsibility for choosing investments for the Portfolios pursuant to a sub-subadvisory agreement which requires FMRC to manage the investment and reinvestment of the assets of the Portfolios, subject to the supervision of FMR. FMR compensates FMRC at a monthly rate equal to 50% of the subadvisory fee that MetLife Advisers pays to FMR under the subadvisory agreement in respect of that portion of the Portfolios' assets managed by FMRC during such month. The Fund pays no fee to FMRC under the sub-subadvisory agreement.

   For the fiscal years ended December 31, 2002, and 2003, and 2004, each Portfolio paid the following amounts in advisory fees to MetLife Advisers. No information is provided for the ASSET ALLOCATION PORTFOLIOS, which began operations on May 1, 2005.

                                                AMOUNT PAID TO METLIFE ADVISERS OR METLIFE
                                                -------------------------------------------
PORTFOLIO                                           2002            2003           2004
---------                                       ------------    ------------   ------------
BlackRock Aggressive Growth                     $  6,146,514    $  5,836,591   $  6,727,459
BlackRock Bond Income                           $  3,086,918    $  4,082,181   $  4,028,376
BlackRock Diversified                           $  8,730,261    $  7,982,182   $  8,551,135
BlackRock Investment Trust                      $  9,554,506    $  8,408,511   $  9,280,121
BlackRock Large Cap Value                       $     30,894(a) $    255,461   $    582,621
BlackRock Legacy Large Cap Growth               $  4,584,842    $  3,832,839   $  4,181,373
BlackRock Money Market                          $  1,214,856    $  2,292,997   $  2,014,603
BlackRock Strategic Value                       $  3,248,261    $  4,255,375   $  7,085,611
Capital Guardian U.S. Equity                    $  1,516,336(a) $  2,258,386   $  2,664,106
Davis Venture Value                             $  6,661,085    $  8,511,064   $ 14,953,170
FI International Stock                          $  2,863,295    $  2,874,963   $  3,332,607
FI Mid Cap Opportunities                        $  5,650,440    $  5,370,713   $  6,357,009
FI Value Leaders                                $  3,107,520    $  3,427,742   $  3,745,210
Franklin Templeton Small Cap Growth             $    165,863    $    327,179   $    621,214
Harris Oakmark Focused Value                    $  4,106,122    $  6,780,786   $ 11,142,455
Harris Oakmark Large Cap Value                  $  1,863,462    $  2,273,216   $  3,306,121
Jennison Growth                                 $  1,576,283(a) $  2,976,069   $  4,687,248
Lehman Brothers Aggregate Bond Index            $    842,197    $  1,485,428   $  1,973,303
Loomis Sayles Small Cap                         $  3,149,457    $  2,937,874   $  3,480,201
MetLife Mid Cap Stock Index                     $    312,945    $    462,683   $    726,464
MetLife Stock Index                             $  8,068,926    $  8,732,170   $ 11,328,304
MFS Investors Trust                             $    216,486    $    445,734   $    870,010
MFS Total Return                                $    742,233    $    782,221   $  1,697,055
Morgan Stanley EAFE Index                       $    366,564    $    534,872   $    902,258
Neuberger Berman Mid Cap Value                  $  1,183,008    $  1,425,964   $  2,424,514
Oppenheimer Global Equity                       $  1,047,489    $  1,019,544   $  1,192,125
Russell 2000 Index                              $    377,713    $    512,787   $    831,185
Salomon Brothers Strategic Bond Opportunities   $    833,573    $  1,269,439   $  1,951,356
Salomon Brothers U.S. Government                $    915,362    $  1,516,747   $  1,525,319
T. Rowe Price Large Cap Growth                  $    942,239    $    961,810   $  1,398,412
T. Rowe Price Small Cap Growth                  $  1,294,717    $  1,300,675   $  1,661,490
Zenith Equity (b)                               $  2,675,372             N/A          N/A

(a) For the period May 1, 2002 through December 31, 2002.

(b) After May 1, 2002, MetLife Advisers serves as investment adviser to ZENITH EQUITY but receives no compensation for such services. The amount shown for 2002 reflects advisory fees paid by ZENITH EQUITY for the period January 1, 2002 through April 30, 2002.

   For the fiscal years ended December 31, 2002, and 2003, and 2004, MetLife Advisers paid the following amounts in subadvisory fees with respect to the following Portfolios:

                                                   AMOUNT PAID BY METLIFE ADVISERS OR
                                                         METLIFE(a) TO SUBADVISERS
                                                -------------------------------------------
PORTFOLIO                                           2002           2003             2004
---------                                       ------------    ------------    -----------
BlackRock Aggressive Growth                     $  3,447,014    $  3,293,296   $  3,738,729
BlackRock Bond Income                           $  1,283,403    $  1,660,227   $  1,637,603
BlackRock Diversified                           $  5,362,663    $  4,895,114   $  5,250,710
BlackRock Investment Trust                      $  6,181,740    $  5,480,674   $  6,061,732
BlackRock Large Cap Value                       $     19,860(a) $    164,225   $    374,071
BlackRock Legacy Large Cap Growth               $  2,436,979    $  2,081,361   $  2,185,832
BlackRock Money Market                          $    335,326    $    566,356   $    506,700
BlackRock Strategic Value                       $  2,035,743    $  2,617,075   $  4,167,782
Capital Guardian U.S. Equity                    $    925,385(a) $  1,378,238   $  1,627,509
Davis Venture Value                             $  3,408,506    $  4,312,237   $  7,526,584
FI International Stock                          $  1,874,629    $  1,871,173   $  1,993,807
FI Mid Cap Opportunities                        $  3,874,590    $  3,609,358   $  4,142,456
FI Value Leaders                                $  1,992,530    $  2,304,837   $  2,513,474
Franklin Templeton Small Cap Growth             $    110,576    $    218,119   $    414,142
Harris Oakmark Focused Value                    $  2,210,558    $  3,476,786   $  5,621,228
Harris Oakmark Large Cap Value                  $  1,046,012    $  1,277,842   $  1,866,869
Jennison Growth                                 $    962,275(a) $  1,817,705   $  2,830,062
Lehman Brothers Aggregate Bond Index            $    117,908    $    178,251   $    189,437
Loomis Sayles Small Cap                         $  1,562,260    $  1,468,221   $  1,709,255
MetLife Mid Cap Stock Index                     $     43,812    $     55,522   $     66,834
MetLife Stock Index                             $  1,129,650    $  1,047,861   $  1,042,204
MFS Investors Trust                             $    115,459    $    237,725   $    464,006
MFS Total Return                                $    321,894    $    337,888   $    703,823
Morgan Stanley EAFE Index                       $     42,766    $     53,488   $     69,173
Neuberger Berman Mid Cap Value                  $    772,004    $    932,960   $  1,550,479
Oppenheimer Global Equity                       $    718,493    $    701,727   $    805,275
Russell 2000 Index                              $     52,880    $     61,534   $     76,469
Salomon Brothers Strategic Bond Opportunities   $    409,726    $    606,314   $    875,522
Salomon Brothers U.S. Government                $    368,410    $    563,659   $    565,996
T. Rowe Price Large Cap Growth                  $    644,825    $    657,874   $    935,371
T. Rowe Price Small Cap Growth                  $    796,830    $    800,405   $  1,016,894
Zenith Equity (b)                               $  1,543,166             N/A            N/A

(a) For the period May 1, 2002 through December 31, 2002.

(b) For the period January 1, 2002 through April 30, 2002, CGM served as subadviser to the Portfolio. After May 1, 2002, there was no subadviser to the Portfolio.

Advisory Agreements and Subadvisory Agreements

   Each advisory and subadvisory agreement provides that it will continue in effect after two years from the date of its execution only if it is approved at least annually thereafter (i) by the Board of Directors of the Fund, or by the vote of a majority of the outstanding shares of the applicable Portfolio, and (ii) by vote of a majority of those directors who are not interested persons of the Fund or the applicable Portfolio's investment adviser or subadviser, cast in person at a meeting called for the purpose of voting on such approval.

   If required by law, subject to the SEC exemption obtained by MetLife Advisers and the Fund, any amendment to any advisory or subadvisory agreement or any such new agreement must be approved by vote of a majority of the outstanding voting securities of the applicable Portfolio and by vote of a majority of the Directors who are not interested persons of (i) the Fund or
(ii) the applicable Portfolio's investment adviser or subadviser.

   Each agreement may be terminated without penalty by the Directors or by the shareholders of the applicable Portfolio, upon sixty days' written notice, or by the applicable Portfolio's investment adviser, upon ninety or sixty days' written notice, and each terminates automatically in the event of its "assignment" as defined in the 1940 Act. In addition, each subadvisory agreement may be terminated without penalty upon either ninety or sixty days' written notice by the relevant subadviser.

   Each advisory agreement provides that MetLife Advisers shall pay the organization costs of the Fund relating to the Portfolio and the expenses of the Fund relating to maintaining the staff and personnel, and providing the equipment, office space and facilities, necessary to perform its obligations under the advisory agreement. The Fund assumes and shall pay (or cause to be paid) all other Fund expenses.

   For BLACKROCK BOND INCOME, BLACKROCK LEGACY LARGE CAP GROWTH, BLACKROCK MONEY MARKET, CAPITAL GUARDIAN U.S. EQUITY, DAVIS VENTURE VALUE, FI VALUE LEADERS, HARRIS OAKMARK FOCUSED VALUE, JENNISON GROWTH, LOOMIS SAYLES SMALL CAP, MFS INVESTORS TRUST, MFS TOTAL RETURN, SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES, SALOMON BROTHERS U.S. GOVERNMENT and ZENITH EQUITY, the former series of the New England Zenith Fund (collectively, the "Zenith Portfolios"), as well as BLACKROCK AGGRESSIVE GROWTH, BLACKROCK DIVERSIFIED, BLACKROCK INVESTMENT TRUST, BLACKROCK LARGE CAP VALUE AND BLACKROCK STRATEGIC VALUE (together with BLACKROCK BOND INCOME, BLACKROCK LEGACY LARGE CAP GROWTH and BLACKROCK MONEY MARKET, the "BlackRock Portfolios") and each ASSET ALLOCATION PORTFOLIO, each advisory agreement provides that if the total ordinary business expenses of a particular Portfolio for any fiscal year exceed the lowest applicable limitations (based on a percentage of average net assets or income) prescribed by any state in which shares of that Portfolio are qualified for sale, MetLife Advisers shall pay such excess. Each advisory agreement for the Zenith Portfolios, the BlackRock Portfolios and THE ASSET ALLOCATION PORTFOLIOS provides, however, that the advisory fee shall not be reduced nor shall any of such expenses be paid to an extent or under circumstances which might result in the inability of any Portfolio or of the Fund, taken as a whole, to qualify as a regulated investment company under the Internal Revenue Code. The term "expenses" for this purpose excludes brokerage commissions, taxes, interest and extraordinary expenses.

   Each subadvisory agreement provides that the relevant subadviser shall not be subject to any liability in connection with the performance of its portfolio management services thereunder in the absence of willful misfeasance, bad faith, gross negligence, reckless disregard of its obligations and duties or violations of any applicable law. The advisory agreements for all Portfolios, other than the Zenith Portfolios, the BlackRock Portfolios and the ASSET ALLOCATION PORTFOLIOS, provide that MetLife Advisers shall not be liable in connection with the performance of its administrative services in the absence of any willful or negligent act or omission. The advisory agreements for the Zenith Portfolios, the BlackRock Portfolios and the ASSET ALLOCATION PORTFOLIOS provide that MetLife Advisers shall not be liable in connection with its administrative services in the absence of willful misfeasance, bad faith or gross negligence.

   Certain officers and employees of subadvisers have responsibility for portfolio management of other advisory accounts and clients (including other Portfolios of the Fund and other registered investment companies, and accounts of affiliates) that may invest in securities in which the respective Portfolio may invest. Where the subadviser determines that an investment purchase or sale opportunity is appropriate and desirable for more than one advisory account, purchase and sale orders may be executed separately or may be combined and, to the extent practicable, allocated to the participating accounts.

   It is each subadviser's policy to allocate, to the extent practicable, investment opportunities to each client over a period of time on a fair and equitable basis relative to its other clients.

   It is believed that the ability of a Portfolio to participate in larger volume transactions in this manner will in some cases produce better executions for the Portfolio. However, in some cases, this procedure could have a detrimental effect on the price and amount of a security available to a Portfolio or the price at which a security may be sold. The Directors of the Fund are of the view that the benefits to the respective Portfolio of retaining each subadviser outweigh the disadvantages, if any, that might result from participating in such transactions.

Proxy Voting Policies
_____________________

   The Board of Directors and MetLife Advisers have delegated to each subadviser who invests in voting securities on behalf of a Portfolio the responsibility for voting the proxies relating to securities held by such Portfolio investing in voting securities as part of each such subadviser's general management of Portfolio assets, subject to the continuing oversight of the Board and MetLife Advisers. The Fund believes that each subadviser, which purchases and sells securities for its respective Portfolio(s) and analyzes the performance of a Portfolio's securities, is in the best position and has the information necessary to vote proxies in the best interest of a Portfolio and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on the one hand, and the interests of the adviser, subadviser or any other affiliated person of the Fund, on the other hand. Information about the proxy voting policies and procedures of each subadviser who invests in voting securities is attached in Appendix B to this SAI.

   MetLife Advisers votes proxies relating to shares of an Underlying Portfolio held by ZENITH EQUITY or an ASSET ALLOCATION PORTFOLIO in the same proportion as the vote of the other contract owners of the Underlying Portfolio with respect to a particular proposal.

   Information on how proxies relating to the Portfolios' voting securities were voted by MetLife Advisers or the subadvisers during the most recent 12-month period ended June 30th is available, upon request and without charge, by calling (800) 638-7732 or on the SEC's website at http://www.sec.gov.

                               PORTFOLIO MANAGERS

The subadvisers have provided the Fund with the following information regarding each Portfolio's portfolio managers identified in the Fund's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2004 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the subadvisers have provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The subadvisers have also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2004. As of December 31, 2004, no portfolio manager identified in the Prospectus beneficially owned equity securities of any Portfolio for which he or she serves as portfolio manager.

DAVIS VENTURE VALUE PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                  ACCOUNTS WITH RESPECT TO WHICH THE
                                                                     ADVISORY FEE IS BASED ON THE
                                  OTHER ACCOUNTS MANAGED              PERFORMANCE OF THE ACCOUNT
                          --------------------------------------- ----------------------------------
                                       NUMBER OF  TOTAL ASSETS IN  NUMBER OF      TOTAL ASSETS IN
                          CATEGORY OF ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN       ACCOUNTS IN
NAME OF PORTFOLIO MANAGER   ACCOUNT    CATEGORY    CATEGORY (1)    CATEGORY          CATEGORY
------------------------- ----------- ----------- --------------- -----------     ---------------
    Christopher Davis     Registered        23     $ 42 billion        0                N/A
                          investment
                          companies

                          Other              6     $717 million        0                N/A
                          pooled
                          investment
                          vehicles

                          Other         30,000(2)  $8.6 billion        0                N/A
                          accounts

    Kenneth Feinberg      Registered        21     $ 42 billion        0                N/A
                          investment
                          companies

                          Other              6     $717 million        0                N/A
                          pooled
                          investment
                          vehicles

                          Other         30,000(2)  $8.6 billion        0                N/A
                          accounts

(1) Figures for "Total Assets in Accounts" in each category are approximate as of December 31, 2004.

(2) Number of other accounts is approximate and includes managed money/wrap accounts with investment minimums of only $100,000.

MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one portfolio or other account. More specifically, portfolio managers who manage multiple portfolios and /or other accounts are presented with the following potential conflicts:

  . The management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. Davis Selected seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the portfolios.

  . If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one portfolio or other account, a portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and other accounts. To deal with these situations, Davis Selected has adopted procedures for allocating portfolio transactions across multiple accounts.

  . With respect to securities transactions for the portfolios, Davis Selected determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Davis Selected may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Davis Selected may place separate, non-simultaneous transactions for a portfolio and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the portfolio or the other account.

  . Finally, substantial investment of Davis Selected or Davis family assets in certain mutual funds may lead to conflicts of interest. To mitigate these potential conflicts of interest, Davis Selected has adopted policies and procedures intended to ensure that all clients are treated fairly over time. Davis Selected does not receive an incentive-based fee on any account.

COMPENSATION

Kenneth Feinberg's compensation as a Davis Selected employee consists of (i) a base salary, (ii) an annual bonus equal to a percentage of growth in Davis Selected's profits, (iii) awards of equity ("Units") in Davis Selected including Units, options on Units, and/or phantom Units, and (iv) an incentive plan whereby Davis Selected purchases shares in selected funds managed by Davis Selected. At the end of specified periods, generally five years following the date of purchase, some, all, or none of the fund shares will be registered in the employee's name based on fund performance, after expenses on a pre-tax basis, versus the S&P 500 Index, and versus peer groups as defined by Morningstar or Lipper.

Christopher Davis's annual compensation as an employee and general partner of Davis Selected consists of a base salary.

Davis Selected's portfolio managers are provided benefits packages including life insurance, health insurance, and participation in company 401(k) plan comparable to that received by other company employees.

T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO AND T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                              ACCOUNTS WITH RESPECT TO
                                                                              WHICH THE ADVISORY FEE IS
                                                                             BASED ON THE PERFORMANCE OF
                                      OTHER ACCOUNTS MANAGED                         THE ACCOUNT
                      ------------------------------------------------------ ---------------------------
  NAME OF PORTFOLIO                                          TOTAL ASSETS IN  NUMBER OF  TOTAL ASSETS IN
MANAGER AND PORTFOLIO                     NUMBER OF ACCOUNTS    ACCOUNTS     ACCOUNTS IN   ACCOUNTS IN
       MANAGED        CATEGORY OF ACCOUNT    IN CATEGORY       IN CATEGORY    CATEGORY      CATEGORY
--------------------- ------------------- ------------------ --------------- ----------- ---------------

Robert W. Smith,        Registered                       11  $11,443,143,041          0            N/A
                        investment
T. Rowe Price Large     companies
Cap Growth Portfolio
                        Other pooled                      3  $    92,986,353          0            N/A
                        investment
                        vehicles

                        Other accounts                    4  $   235,425,274          0            N/A

Paul W. Wojcik,         Registered                        3  $   454,479,891          0            N/A
                        investment
T. Rowe Price Small     companies
Cap Growth Portfolio
                        Other pooled                      0              N/A          0            N/A
                        investment
                        vehicles

                        Other accounts                    1  $    42,418,803          0            N/A

MATERIAL CONFLICTS OF INTEREST

T. Rowe Price is not aware of any material conflicts of interest that may arise in connection with the portfolio managers' management of the Portfolios and the investments of the other accounts included in the table above.

Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not for another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed below, portfolio managers' compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

T. Rowe Price has developed written trade allocation guidelines for its Trading Desks. Generally, when the amount of securities available in a public offering or the secondary markets is insufficient to satisfy the volume or price requirements for the participating client portfolios, the guidelines require a pro rata allocation based upon the relative sizes of the participating client portfolio or the relative sizes of the participating client orders depending upon the market involved. In allocating trades made on a combined basis, the trading desks seek to achieve the same net unit price of the securities for each participating client. Because a pro rata allocation may not always adequately accommodate all facts and circumstances, the guidelines provide for exceptions to allocate trades on an adjusted basis. For example, adjustments may be made: (i) to recognize the efforts of a portfolio manager in negotiating a transaction or a private placement; (ii) to eliminate de minimis positions;
(iii) to give priority to accounts with specialized investment policies and objectives; and (iv) to reallocate in light of a participating portfolio's characteristics (e.g., available cash, industry or issuer concentration, duration, credit exposure). Also, with respect to private placement transactions, conditions imposed by the issuer may limit availability of allocations to client accounts.

COMPENSATION

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors:

Investment performance over one-, three-, five-, and 10-year periods is the most important input. Performance is evaluated in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (e.g., S&P 500) and an applicable Lipper index (e.g., Large-Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms. Performance is primarily measured on a pre-tax basis, though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager's performance is over time, the higher the compensation opportunity. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor.

Contribution to the overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring younger analysts, and being good corporate citizens are important components of long term success and are highly valued by T. Rowe Price.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

HARRIS OAKMARK FOCUSED VALUE PORTFOLIO AND HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                             ACCOUNTS WITH RESPECT TO WHICH THE ADVISORY FEE IS
                                      OTHER ACCOUNTS MANAGED                 BASED ON THE PERFORMANCE OF THE ACCOUNT
                      ------------------------------------------------------ --------------------------------------------------
  NAME OF PORTFOLIO                                          TOTAL ASSETS IN  NUMBER OF              TOTAL ASSETS IN
MANAGER AND PORTFOLIO                     NUMBER OF ACCOUNTS    ACCOUNTS     ACCOUNTS IN               ACCOUNTS IN
       MANAGED        CATEGORY OF ACCOUNT    IN CATEGORY       IN CATEGORY    CATEGORY                  CATEGORY
--------------------- ------------------- ------------------ --------------- -----------             ---------------
     Floyd J.           Registered                      2    $   400,085,194           0                          N/A
     Bellman,           investment
                        companies
     Harris
     Oakmark
     Focused            Other pooled                    2    $   359,670,995           0                          N/A
     Value              investment
     Portfolio          vehicles

                        Other accounts                193(1) $   556,123,791           0                          N/A

     Robert M.          Registered                      5    $ 1,203,535,751           0                          N/A
     Levy,              investment
                        companies
     Harris
     Oakmark
     Focused
     Value
     Portfolio,
     Harris
     Oakmark
     Large              Other pooled                    0                N/A           0                          N/A
     Cap Value          investment
     Portfolio          vehicles
                        Other accounts                589(2) $ 2,499,427,268           0                          N/A

     William            Registered                      6    $13,202,739,891           0                          N/A
     C.                 investment
     Nygren,            companies

     Harris
     Oakmark
     Focused
     Value
     Portfolio,
     Harris
     Oakmark            Other pooled                    2    $   359,670,994           0                          N/A
     Large              investment
     Cap Value          vehicles
     Portfolio
                        Other accounts                  0                N/A           0                          N/A

     Michael J.         Registered                      7    $   968,158,529           0                          N/A
     Mangan,            investment
                        companies
     Harris
     Oakmark
     Large Cap          Other pooled                    1    $    48,081,878           0                          N/A
     Value              investment
     Portfolio          vehicles

                        Other accounts                180(3) $ 3,357,511,695           1             $     10,668,684

(1) This number includes all accounts within a single client relationship, and therefore the number of accounts greatly exceeds the number of relationships.

(2) Includes approximately 400 accounts managed pursuant to a "model portfolio" and multiple accounts within a single client relationship.

(3) A number of these accounts are "product accounts" managed pursuant to a model portfolio.

MATERIAL CONFLICTS OF INTEREST

Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among a Portfolio's accounts and other accounts managed by the portfolio managers, including affiliated client accounts, accounts in which the portfolio managers may have personal investments, or accounts for which Harris may have a different advisory fee arrangement (including any accounts with respect to which the advisory fee is based on the performance of the account).

Allocation of Investment Opportunities: Harris makes decisions to recommend,
______________________________________
purchase, sell or hold securities for all of its client accounts based on the specific investment objectives, guidelines, restrictions and circumstances of each account. It is Harris's policy to allocate investment opportunities to each client, including the Harris Oakmark Focused Value and Harris Oakmark Large Cap Value Portfolios, over a period of time on a fair and equitable basis relative to its other clients. Where accounts have competing interests in a limited investment opportunity, including participation in initial public offerings, Harris will allocate those investment opportunities based on a number of factors including cash availability or requirements, the time competing accounts have had funds available for investment or investments for sale, investment objectives and restrictions, an account's participation in other opportunities, tax considerations, and the relative size of portfolio holdings of the same or comparable securities.

Aggregation of Orders and Trade Allocations: When Harris believes it is
___________________________________________
desirable, appropriate and feasible to purchase or sell the same security for a number of client accounts at the same time, Harris may aggregate its clients' orders, in a way that seeks to obtain more favorable executions in terms of the price at which the security is purchased or sold, the costs of execution and the efficiency of the processing of the transactions. Each account that participates in an aggregated order participates at the average share price. Where an aggregated order has not been completely filled, Harris's traders will allocate securities among the accounts participating in the order, and "product accounts" (I.E., mutual funds, institutional accounts and other similar accounts) will be allocated in proportion to the size of the order placed for each account (I.E., pro rata).

Harris has compliance policies and procedures in place that it believes are reasonably designed to mitigate these potential conflicts. Those policies and procedures provide, among other things, for periodic review and testing of allocations in order to reasonably ensure that all clients, including the Portfolios, are treated fairly and equitably and that, over time, no account (including any accounts with respect to which the advisory fee is based on the performance of the account) receives preferential treatment over another.

COMPENSATION

Harris's compensation of investment professionals, including the managers of the Portfolios, is based upon an assessment of each individual's long-term contribution to the investment success of Harris. Compensation for each of the managers of the Portfolios is structured as follows:

    (1) Base salary. The base salary is a fixed amount, and all partners of Harris receive the same base salary.

    (2) Participation in a discretionary bonus pool. A discretionary bonus pool for each of the domestic and international investment groups is divided among the partners of each group and is paid out annually. The size of the pool is based on the overall profitability of that group.

    (3) Participation in a deferred compensation plan. The deferred compensation plan consists of revenue participation units that are awarded to partners and vest and pay out over a period of several years.

The determination of the amount of each individual's participation in the discretionary bonus pool and the deferred compensation plan is based on a variety of qualitative and quantitative factors. The factor given the most significant weight is the subjective assessment of the individual's contribution to the overall investment results of Harris's domestic or international investment group, whether as a portfolio manager, a research analyst or both.

Factors considered in evaluating the contribution of portfolio managers, including each of the Portfolios' portfolio managers, include the performance of the portfolios managed by that individual relative to benchmarks, peers and other portfolio managers, as well as the manager's assets under management. The managers' compensation is not based solely on an evaluation of the performance of the Portfolios or the assets in the Portfolios. Rather, Harris considers the performance of all accounts managed by the individual, measuring that performance on both a current year and longer-term basis and on a pre-tax and after-tax basis to the extent such information is available, and the total assets managed by the individual.

BlackRock Aggressive Growth Portfolio, BlackRock Strategic Value Portfolio,
___________________________________________________________________________
BlackRock Bond Income Portfolio, BlackRock Diversified Portfolio, BlackRock
___________________________________________________________________________
Investment Trust Portfolio, BlackRock Legacy Large Cap Growth Portfolio, and
____________________________________________________________________________
BlackRock Large Cap Value Portfolio
___________________________________

The following information was provided by BlackRock as of January 31, 2005, the date when BlackRock became subadviser to these Portfolios.

OTHER ACCOUNTS MANAGED

                                                                         ACCOUNTS WITH RESPECT TO WHICH THE
                                                                           ADVISORY FEE IS BASED ON THE
                                       OTHER ACCOUNTS MANAGED               PERFORMANCE OF THE ACCOUNT
                             ------------------------------------------- ----------------------------------
     NAME OF PORTFOLIO                       NUMBER OF  TOTAL ASSETS IN   NUMBER OF      TOTAL ASSETS IN
  MANAGER AND PORTFOLIO(S)    CATEGORY OF   ACCOUNTS IN   ACCOUNTS IN    ACCOUNTS IN       ACCOUNTS IN
          MANAGED               ACCOUNT      CATEGORY      CATEGORY       CATEGORY          CATEGORY
  ------------------------   -------------- ----------- ---------------- -----------     -----------------
Keith Anderson,                Registered          31      $ 18,000,000,000      0                     N/A
BlackRock Diversified          investment
Portfolio and BlackRock Bond   companies
Income Portfolio

                               Other pooled        41      $ 12,900,000,000      3          $2,700,000,000
                               investment
                               vehicles

                               Other accounts     403      $107,000,000,000     20          $6,000,000,000

Scott Amero,                   Registered          36      $ 20,500,000,000      0                     N/A
BlackRock Diversified          investment
Portfolio and BlackRock Bond   companies
Income Portfolio

                               Other pooled        48      $ 14,000,000,000      3          $2,700,000,000
                               investment
                               vehicles

                               Other accounts     421      $112,600,000,000     20          $6,000,000,000

David E. Byrket,               Registered          12      $  6,951,000,000      0                     N/A
BlackRock Diversified          investment
Portfolio, BlackRock Large Cap companies
Value Portfolio, BlackRock
Investment Trust Portfolio

                               Other pooled         0                   N/A      0                     N/A
                               investment
                               vehicles

                               Other accounts       4      $    107,000,000      0                     N/A

Frederick W. Herrmann,         Registered          12      $  6,951,000,000      0                     N/A
BlackRock Diversified          investment
Portfolio, BlackRock Large Cap companies
Value Portfolio, BlackRock
Investment Trust Portfolio

                               Other pooled         0                   N/A      0                     N/A
                               investment
                               vehicles

                               Other accounts       4      $    107,000,000      0                     N/A

Eileen Leary,                  Registered           2      $  1,427,000,000      0                     N/A
BlackRock Aggressive Growth    investment
Portfolio                      companies

                               Other pooled         1      $     15,000,000      0                     N/A
                               investment
                               vehicles

                               Other accounts       0                   N/A      0                     N/A

Neil Wagner,                   Registered           7      $  2,432,000,000      0                     N/A
BlackRock Aggressive Growth    investment
Portfolio                      companies

                               Other pooled         1      $     15,000,000      0                     N/A
                               investment
                               vehicles

                               Other accounts       7      $    248,000,000      0                     N/A

Anne Truesdale,                Registered           2      $  1,427,000,000      0                     N/A
BlackRock Aggressive Growth    investment
Portfolio                      companies

                               Other pooled         1      $     15,000,000      0                     N/A
                               investment
                               vehicles

                               Other accounts       0                   N/A      0                     N/A

Wayne Archambo,                Registered          12      $  5,865,000,000      0                     N/A
BlackRock Strategic Value      investment
  Portfolio                    Companies

                               Other pooled         0                   N/A      0                     N/A
                               investment
                               vehicles

                               Other accounts      18      $    859,000,000      0                     N/A

Kate O'Connor,                 Registered           8      $  1,666,000,000      0                     N/A
BlackRock Strategic Value      investment
  Portfolio                    companies

                               Other pooled         0                   N/A      0                     N/A
                               investment
                               vehicles

                               Other accounts      13      $    679,000,000      0                     N/A

Tobias Welo,                   Registered           3      $  3,497,000,000      0                     N/A
BlackRock Strategic Value      investment
  Portfolio                    companies

                               Other pooled         0                   N/A      0                     N/A
                               investment
                               vehicles

                               Other accounts       4      $    176,000,000      0                     N/A

Jeffrey R. Lindsey             Registered           4      $  1,187,000,000      0                     N/A
BlackRock Legacy Large Cap     investment
  Growth Portfolio             companies

                               Other pooled         1      $    119,000,000      0                     N/A
                               investment
                               vehicles

                               Other accounts       3      $    724,000,000      0                     N/A

Edward P. Dowd                 Registered           4      $  1,187,000,000      0                     N/A
BlackRock Legacy Large Cap     investment
  Growth Portfolio             companies

                               Other pooled         1      $    119,000,000      0                     N/A
                               investment
                               vehicles

                               Other accounts       3      $    724,000,000      0                     N/A

MATERIAL CONFLICTS OF INTEREST

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Portfolios, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees) which may be the same as or different from those made to the Portfolios. In addition, BlackRock, its affiliates, and any officer, director, stockholder, or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Portfolios. Actions with respect to securities of the same kind may be the same as or different from the action which BlackRock, any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates') officers, directors, or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. In addition to its various policies and procedures designed to address these issues, BlackRock includes disclosure regarding these matters to its clients in both its Form ADV and investment management agreements.

Circumstances may arise under which BlackRock determines that, while it would be both desirable and suitable that a particular security or other investment be purchased or sold for the account of more than one of its clients accounts, there is a limited supply or demand for the security or other investment. Under such circumstances, BlackRock will seek to allocate the opportunity to purchase or sell that security or other investment among those accounts on an equitable basis but shall not be required to assure equality of treatment among all of its clients (including that the opportunity to purchase or sell that security or other investment will be proportionally allocated among those clients according to any particular or predetermined standards or criteria). Where, because of prevailing market conditions, it is not possible to obtain the same price or time of execution for all of the securities or other investments purchased or sold for a Portfolio, BlackRock may, consistent with its allocation procedures and applicable law, average the various prices and charge or credit the Portfolio with the average price. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a Portfolio. Finally, Mr. Anderson and Mr. Amero manage certain accounts (including hedge funds) that are subject to a performance fee.

COMPENSATION

BlackRock's financial ties with its portfolio managers, its competitive compensation, and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a discretionary bonus, various retirement benefits and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

BASE COMPENSATION. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm, which may include the amount of assets supervised and other management roles within the firm.

DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

Long-Term Retention and Incentive Plan (LTIP) - The LTIP is a long-term incentive plan that seeks to reward certain key employees. The plan provides for the grant of awards that are expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in part in cash and in part in BlackRock common stock. Each of Messrs. Anderson, Amero, Byrket, Herrmann, Archambo, Welo, Wagner, Lindsey and Dowd and Mses. O'Connor, Leary and Truesdale have received awards under the LTIP.

Deferred Compensation Program - A portion of the compensation paid to each portfolio manager may be voluntarily deferred by the portfolio manager into an account that tracks the performance of certain of the firm's investment products. Each portfolio manager is permitted to allocate his deferred amounts among various options, including to certain of the firm's hedge funds and other unregistered products. In addition, a portion of the annual compensation of certain senior managers, including certain of the portfolio managers, is mandatorily deferred in a similar manner for a number of years.

Options and Restricted Stock Awards - While incentive stock options are not presently being awarded to BlackRock employees, BlackRock previously granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock also has a restricted stock award program designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years. Messrs. Anderson, Amero, Archambo and Wagner have been granted stock options in prior years. Messrs. Anderson, Amero and Archambo participate in BlackRock's restricted stock program.

Incentive Savings Plans - The PNC Financial Services Group, Inc., which owns approximately 71% of BlackRock's common stock, has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including an Employee Stock Purchase Plan (ESPP) and a 401(k) plan. The 401(k) plan may involve a company match of the employee's contribution of up to 6% of the employee's salary. The company match is made using BlackRock common stock. The firm's 401(k) plan offers a range of investment options, including registered investment companies managed by the firm. Each of the portfolio managers is eligible to participate in these plans.

Annual incentive compensation for each portfolio manager is a function of two components: the investment performance of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's teamwork and contribution to the overall performance of these portfolios. Portfolio managers at BlackRock compete against benchmarks, rather than each other. In most cases, including for the portfolio managers of the Portfolios, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Portfolios or other accounts are measured. For Messrs. Anderson and Amero, the relevant benchmark is the Lehman Aggregate Bond Index. For Messrs. Byrket and Herrmann, the relevant benchmark is the Standard & Poor's 500 Index for the Investment Trust Portfolio and the equity portion of the Diversified Portfolio, and the Russell 1000 Value for the Large Cap Value Portfolio. For Mr. Wagner, Ms. Leary and Ms. Truesdale, the relevant benchmark is the Russell Midcap Growth Index. For Messrs. Archambo and Welo, and Ms. O'Connor, the relevant benchmark is the Russell 2000 Value Index. For Messrs. Lindsey and Dowd, the relevant benchmark is the Russell 1000 Growth Index. In addition, some of the annual incentive compensation of Mr. Anderson and Mr. Amero may include a portion of the performance fees paid by certain accounts and funds that they manage.

Senior portfolio managers who perform additional management functions within BlackRock may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with the firm. BlackRock's Management Committee determines all compensation matters for portfolio managers. BlackRock's basic compensation structure has been in place since its inception.

JENNISON GROWTH PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                          ACCOUNTS WITH RESPECT TO
                                                                          WHICH THE ADVISORY FEE IS
                                                                          BASED ON THE PERFORMANCE
                                      OTHER ACCOUNTS MANAGED                  OF THE ACCOUNT
                          ----------------------------------------------- -------------------------
                                                                                            TOTAL
                                                NUMBER OF  TOTAL ASSETS IN    NUMBER OF    ASSETS IN
                                               ACCOUNTS IN    ACCOUNTS IN    ACCOUNTS IN  ACCOUNTS IN
NAME OF PORTFOLIO MANAGER CATEGORY OF ACCOUNT   CATEGORY       CATEGORY       CATEGORY     CATEGORY
------------------------- ------------------- ----------- ---------------- -------------  -----------
 Kathleen A  McCarragher  Registered                14      $ 6,864,727,448      0             N/A
                          investment
                          companies

                          Other pooled               4      $   253,264,621      0             N/A
                          investment
                          vehicles

                          Other accounts            37      $ 3,627,689,051      0             N/A

 Spiros Segalas           Registered                13      $13,568,151,649      0             N/A
                          investment
                          companies

                          Other pooled               2      $   222,629,452      0             N/A
                          investment
                          vehicles

                          Other accounts             9      $ 2,580,147,145      0             N/A

 Michael A. Del Balso     Registered                14      $ 8,005,026,402      0             N/A
                          investment
                          companies

                          Other pooled               5      $ 1,287,496,329      0             N/A
                          investment
                          vehicles

                          Other accounts (1)        15      $ 1,308,957,601      0             N/A

(1) Other accounts excludes the assets and number of accounts in wrap fee programs that are managed using two model portfolios.

MATERIAL CONFLICTS OF INTEREST

In managing other portfolios (including affiliated accounts), certain potential conflicts of interest may arise. Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, Jennison has adopted policies and procedures that seek to address and minimize the effects of these conflicts.

Jennison's portfolio managers typically manage multiple accounts. These accounts may include, among others, mutual funds, separately managed advisory accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), commingled trust accounts, affiliated single client and commingled insurance separate accounts, model nondiscretionary portfolios, and model portfolios used for wrap fee programs. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one portfolio and not another portfolio. Securities purchased in one portfolio may perform better than the securities purchased for another portfolio. Similarly, securities sold from one portfolio may result in better performance if the value of that security declines. Generally, however, portfolios in a particular product strategy (e.g., large cap growth equity) with similar objectives are managed similarly. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy with similar objectives, which tends to minimize the potential for conflicts of interest. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, fees, expenses and cash flows.

In addition, Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as IPOs, and the allocation of transactions across multiple accounts. Currently, while no equity accounts under Jennison's management have performance fees, some accounts have higher fees than others. These differences may give rise to a potential conflict that a portfolio manager may allocate more time to the management of one account over another. While Jennison does not monitor the specific amount of time that a portfolio manager spends on a single portfolio, senior Jennison personnel periodically review the performance of Jennison's portfolio managers as well as periodically assess whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager.

COMPENSATION

Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which includes portfolio managers and research analysts, and to align the interests of its investment professionals with that of its clients and overall firm results. Overall firm profitability determines the total amount of incentive compensation pool that is available for investment professionals. Investment professionals are compensated with a combination of base salary and discretionary cash bonus. In general, the cash bonus comprises the majority of the compensation for investment professionals.

Investment professionals' total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. Not all factors will be applicable to each investment professional and there is no particular weighting or formula for considering the factors. The factors considered for an investment professional whose primary role is portfolio management will differ from an investment professional who is a research analyst or portfolio manager with research analyst responsibilities. In addition, some portfolio managers or analysts may manage or contribute ideas to more than one product strategy and are evaluated accordingly. The factors that may be reviewed include the following:

  . One and three year pre-tax investment performance of groupings of accounts relative to pre-determined passive indices and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible;

  . The investment professional's contribution to client portfolios' pre-tax one and three year performance from the investment professional's recommended stocks relative to the strategy's passive benchmarks and to the investment professional's respective coverage universes;

  .   Historical and long-term business potential of the product strategies;

  .   Qualitative factors such as teamwork and responsiveness;

  . Other factors such as experience and other responsibilities such as being a team leader or supervisor may also affect an investment professional's total compensation.

FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                  ACCOUNTS WITH RESPECT
                                                                  TO WHICH THE ADVISORY
                                                                   FEE IS BASED ON THE
                                                                   PERFORMANCE OF THE
                                  OTHER ACCOUNTS MANAGED                 ACCOUNT
                          --------------------------------------- ---------------------
                                                                                  TOTAL
                                                                                ASSETS IN
                                        NUMBER OF   TOTAL ASSETS IN  NUMBER OF  ACCOUNTS
                          CATEGORY OF  ACCOUNTS IN   ACCOUNTS IN    ACCOUNTS IN    IN
NAME OF PORTFOLIO MANAGER   ACCOUNT     CATEGORY      CATEGORY        CATEGORY   CATEGORY
------------------------- ----------- ----------- --------------- ----------- ---------
   Michael McCarthy       Registered           9    $12,615,000,000        0         N/A
                          investment
                          companies

                          Other                5    $ 1,080,000,000        0         N/A
                          pooled
                          investment
                          vehicles

                          Other                0                N/A        0         N/A
                          accounts

   Zachary Perry          Registered           5    $ 2,289,000,000        0         N/A
                          investment
                          companies

                          Other                4    $ 2,082,000,000        0         N/A
                          pooled
                          investment
                          vehicles

                          Other                0                N/A        0         N/A
                          accounts

   Brad Carris            Registered           5    $ 2,289,000,000        0         N/A
                          investment
                          companies

                          Other                3    $   867,000,000        0         N/A
                          pooled
                          investment
                          vehicles

                          Other                0                N/A        0         N/A
                          accounts

   Edward B. Jamieson     Registered           5    $10,380,000,000        0         N/A
                          investment
                          companies

                          Other                3    $   213,000,000        0         N/A
                          pooled
                          investment
                          vehicles

                          Other                0                N/A        0         N/A
                          accounts

MATERIAL CONFLICTS OF INTEREST

The management of multiple funds and accounts may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as each portfolio manager must allocate his time and investment ideas across multiple funds and accounts. Franklin Advisers seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline, such as investing in small and mid capitalization securities. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Portfolio. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest.

A portfolio manager may also execute transactions for another fund or account at the direction of such fund or account that may adversely impact the value of securities held by the Portfolio. Securities selected for funds or accounts other than the Portfolio may outperform the securities selected for the Portfolio. Finally, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Portfolio may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and accounts. Franklin Advisers seeks to manage such potential conflicts by having adopted procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management, which indirectly links compensation to sales.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest; there is no assurance that a fund's code of ethics will adequately address such conflicts.

Franklin Advisers has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

COMPENSATION

Franklin Advisers seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton budget guidelines. Portfolio managers have no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

   BASE SALARY. Each portfolio manager is paid a base salary.

   ANNUAL BONUS. Each portfolio manager is eligible to receive an annual bonus. Franklin Templeton feels that portfolio managers should have some deferred or equity-based compensation in order to build a vested interest in the company and its shareholders. With this in mind, bonuses generally are split between cash (65%) and restricted shares of Franklin Resources stock (35%). Larger bonus awards are 50% cash and 50% in restricted shares of Franklin Resources stock. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and aligns the financial incentives of Franklin Advisers and the portfolio manager. Any bonus under the plan is completely discretionary. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses under the plan:

  . INVESTMENT PERFORMANCE: The historic investment performance of all accounts managed by the portfolio manager is considered. The pre-tax performance of each account is measured relative to an appropriate peer group benchmark (for example, a Lipper small cap growth peer group if the fund invests primarily in small cap stocks with a growth strategy) and securities market index (for example, the Russell 2000 Growth Index).

  . NON-INVESTMENT PERFORMANCE: The more qualitative contributions of a portfolio manager to Franklin Advisers' business and the investment management team, including professional knowledge, productivity, responsiveness to client needs, and communication, are evaluated in determining the amount of any bonus award.

   ADDITIONAL LONG TERM EQUITY-BASED COMPENSATION. Portfolio managers may be awarded options to purchase common shares of Franklin Resources stock that would permit the portfolio to purchase a set amount of shares at the market price on the date of grant. Some portfolio managers may be granted additional restricted shares of Franklin Resources stock. Awards of such equity-based compensation typically vest over time, so as to create incentives to retain key talent. Portfolio managers also participate in benefit plans and programs available generally to all employees.

FI VALUE LEADERS PORTFOLIO, FI MID CAP OPPORTUNITIES PORTFOLIO AND FI
_____________________________________________________________________
INTERNATIONAL STOCK PORTFOLIO
_____________________________

OTHER ACCOUNTS MANAGED

                                                                          ACCOUNTS WITH RESPECT TO
                                                                         WHICH THE ADVISORY FEE IS BASED
                                                                          ON THE PERFORMANCE OF THE
                                         OTHER ACCOUNTS MANAGED                    ACCOUNT
                                 --------------------------------------- -------------------------------
                                                 NUMBER
                                                   OF                                  TOTAL ASSETS IN
       NAME OF PORTFOLIO                        ACCOUNTS   TOTAL ASSETS IN  NUMBER OF      ACCOUNTS IN
     MANAGER AND PORTFOLIO        CATEGORY OF      IN        ACCOUNTS IN   ACCOUNTS IN    CATEGORY (IN
            MANAGED                 ACCOUNT     CATEGORY     CATEGORY      CATEGORY        MILLIONS)
     ---------------------       -------------- -------- --------------- -----------   ---------------
Brian Hogan,                     Registered
                                 investment
FI Value Leaders Portfolio       companies             4   $   227,000,000     1       $   106,000,000

                                 Other pooled
                                 investment
                                 vehicles              2   $   952,000,000     0                   N/A

                                 Other accounts        0               N/A     0                   N/A

Peter Saperstone,
                                 Registered
FI Mid Cap Opportunities         investment
  Portfolio                      companies             3   $10,146,000,000     0                   N/A

                                 Other pooled
                                 investment
                                 vehicles              0               N/A     0                   N/A

                                 Other accounts        1   $   153,000,000     0                   N/A

Penny Dobkin,                    Registered
                                 investment
FI International Stock Portfolio companies             1   $ 5,531,000,000     0                   N/A

                                 Other pooled
                                 investment
                                 vehicles              0              N /A     0                   N/A

                                 Other accounts        0               N/A     0                   N/A

MATERIAL CONFLICTS OF INTEREST

The portfolio managers' compensation plan (described below) may give rise to potential conflicts of interest. The portfolio managers' base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio managers must allocate their time and investment ideas across multiple funds and accounts. The portfolio managers may execute transactions for another fund or account that may adversely impact the value of securities held by the Portfolios. Securities selected for funds or accounts other than the Portfolios may outperform the securities selected for the Portfolios. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that FMR's code of ethics will adequately address such conflicts.

COMPENSATION

As of December 31, 2004, portfolio manager compensation generally consists of a base salary, a bonus and, in certain cases, participation in several types of equity-based compensation plans. A portion of the portfolio managers' compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

Each portfolio manager's base salary is determined annually by level of responsibility and tenure at FMR or its affiliates. A substantial portion of each portfolio manager's bonus is linked to the pre-tax investment performance of the equity assets of the Portfolio measured against an appropriate benchmark index and the pre-tax investment performance of the equity assets of the Portfolio within a relevant peer group (Lipper category). The benchmark index and peer group used for each portfolio manager listed above are as follows:

   Brian Hogan: Russell 1000 Value Index and Lipper Large Cap Value Funds Classification

   Peter Saperstone: S&P Mid Cap 400 Index and Lipper Mid Cap Objective

   Penny Dobkin: MSCI EAFE Index and Lipper International Objective

Each portfolio manager's bonus is based on several components calculated separately over his or her tenure over multiple measurement periods that eventually encompass periods of up to five years. The primary components of the portfolio manager's bonus are based on (i) the pre-tax investment performance of the portfolio manager's fund(s) and account(s) relative to a defined peer group and relative to a benchmark index assigned to each fund or account, and
(ii) the investment performance of a broad range of other equity funds and accounts advised by FMR. A smaller, subjective component of the portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FMR. The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR Corp., FMR's parent company. FMR Corp. is a diverse financial services company engaged in various activities that include fund management, brokerage and employer administrative services.

LOOMIS SAYLES SMALL CAP PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                  ACCOUNTS WITH RESPECT TO
                                                                  WHICH THE ADVISORY FEE IS
                                                                  BASED ON THE PERFORMANCE
                                  OTHER ACCOUNTS MANAGED               OF THE ACCOUNT
                          --------------------------------------- ------------------------
                                       NUMBER OF  TOTAL ASSETS IN  NUMBER OF   TOTAL ASSETS
                          CATEGORY OF ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN  IN ACCOUNTS
NAME OF PORTFOLIO MANAGER   ACCOUNT    CATEGORY      CATEGORY      CATEGORY    IN CATEGORY
------------------------- ----------- ----------- --------------- -----------  ------------
   John J. Slavik (1)     Registered       3      $   83,916,854           0             N/A
                          investment
                          companies

                          Other            0                 N/A           0             N/A
                          pooled
                          investment
                          vehicles

                          Other            3      $      168,777           0             N/A
                          accounts

   Mark F. Burns (2)      Registered       3      $   84,390,025           0             N/A
                          investment
                          companies

                          Other            0                 N/A           0             N/A
                          pooled
                          investment
                          vehicles

                          Other            4      $  104,431,714           0             N/A
                          accounts

   Joseph R. Gatz         Registered       3      $1,058,054,679           0             N/A
                          investment
                          companies

                          Other            0                 N/A           0             N/A
                          pooled
                          investment
                          vehicles

                          Other           20      $  993,611,577           1      $8,126,369
                          accounts

   Daniel G. Thelen       Registered       3      $1,058,054,679           0             N/A
                          investment
                          companies

                          Other            0                 N/A           0             N/A
                          pooled
                          investment
                          vehicles

                          Other            9      $  119,747,335           0             N/A
                          accounts

(1) Number of accounts and values are as of April 1, 2005, the date on which Mr. Slavik began co-managing the Portfolio.

(2) Number of accounts and values are as of January 7, 2005, the date on which Mr. Burns began co-managing the Portfolio.

MATERIAL CONFLICTS OF INTEREST

The fact that a portfolio manager manages the Portfolio as well as other accounts creates the potential for conflicts of interest. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees or accounts of affiliated companies. Such favorable treatment could lead to more favorable investment opportunities for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account's specific investment objectives, guidelines, restrictions and circumstances and other relevant factors, such as the size of an available investment opportunity, the availability of other comparable investment opportunities and Loomis Sayles' desire to treat all accounts fairly and equitably over time. In addition, Loomis Sayles maintains trade allocation and aggregation policies and procedures to address this potential conflict.

COMPENSATION

Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for our clients.

Portfolio manager compensation is made up primarily of two components - base salary and variable compensation. Base salary is a fixed amount based on a combination of factors including industry experience, firm experience, job performance and market considerations. Variable compensation is an incentive-based component, and generally represents a significant multiple of base salary.

Variable compensation is based on four factors - investment performance, profit growth of the firm, profit growth of the manager's business unit and team commitment. Investment performance is the primary component of total variable compensation, and generally represents at least 70% of the total. Investment performance is measured by comparing the performance of the firm's institutional composite (net of fees) in the manager's style to the performance of a peer group of institutional managers in that style. A manager's performance relative to the peer group for the 1, 3 and 5 year periods is used to calculate the amount of variable compensation payable due to performance. Longer-term performance (3 and 5 years) combined is weighted more than shorter-term performance (1 year). If a manager is responsible for more than one product, the rankings of each product are weighted based on relative asset size of accounts represented in each product. An external benchmark is used as a secondary comparison. The benchmark for the small cap value style is the Russell 1000 Value and the benchmark for the small cap growth style is the Russell 1000 Growth.

Loomis Sayles has chosen the institutional peer groups as the primary measuring stick for manager performance because it believes they represent the most competitive product universe while closely matching the investment styles offered by the firm. Loomis Sayles considers the institutional composite an accurate proxy for the performance of each investment style. The Portfolio is not included in a composite, so unlike other managed accounts, Portfolio performance and asset size do not directly contribute to this calculation. However, the Portfolio employs strategies endorsed by Loomis Sayles which fit into the product category for the relevant investment style.

Loomis Sayles may adjust compensation if there is significant dispersion among the returns of the composite and accounts not included in the composite.

The other three factors are used to determine the remainder of variable compensation. The amount of variable compensation paid based on these factors is subject to the discretion of the Chief Investment Officer (CIO) and senior management, and is evaluated on a yearly basis. The CIO and senior management may decrease or eliminate the weight given to these other factors.

Portfolio managers also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager's base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. The portfolio managers of the Portfolio also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to April 1, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

NEUBERGER BERMAN MID CAP VALUE PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                  ACCOUNTS WITH RESPECT TO
                                                                  WHICH THE ADVISORY FEE IS
                                                                  BASED ON THE PERFORMANCE
                                  OTHER ACCOUNTS MANAGED              OF THE ACCOUNT
                          --------------------------------------- -------------------------
                                                                                  TOTAL
                                       NUMBER OF  TOTAL ASSETS IN  NUMBER OF    ASSETS IN
                          CATEGORY OF ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN  ACCOUNTS IN
NAME OF PORTFOLIO MANAGER   ACCOUNT    CATEGORY      CATEGORY      CATEGORY     CATEGORY
------------------------- ----------- ----------- --------------- -----------  -----------
Andrew B. Wellington      Registered          10  $ 2,916,000,000          0          N/A
                          investment
                          companies

                          Other                0              N/A          0          N/A
                          pooled
                          investment
                          vehicles

                          Other                2  $    42,000,000          0          N/A
                          accounts

David M. DiDomenico       Registered          10  $ 2,916,000,000          0          N/A
                          investment
                          companies

                          Other                0              N/A          0          N/A
                          pooled
                          investment
                          vehicles

                          Other                2  $    42,000,000          0          N/A
                          accounts

MATERIAL CONFLICTS OF INTEREST

While the portfolio managers' management of other accounts may give rise to the conflicts of interest discussed below, Neuberger Berman believes that it has designed policies and procedures to appropriately address those conflicts. From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investments of the Portfolio and the management of other accounts, which might have similar investment objectives or strategies as the Portfolio or track the same index the Portfolio tracks. Other accounts managed by the portfolio managers may hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Portfolio. The other accounts might also have different investment objectives or strategies than the Portfolio.

As a result of the portfolio manager's day-to-day management of the Portfolio, the portfolio managers know the size, timing and possible market impact of the Portfolio's trades. While it is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Portfolio, Neuberger Berman has policies and procedures to address such a conflict.

From time to time, a particular investment opportunity may be suitable for both the Portfolio and other types of accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Portfolio and another account. Neuberger Berman has adopted policies and procedures reasonably designed to fairly allocate investment opportunities. Typically, when the Portfolio and one or more of the other Neuberger Berman funds or other accounts managed by Neuberger Berman are contemporaneously engaged in purchasing or selling the same securities from or to third parties, transactions are averaged as to price and allocated, in terms of amount, in accordance with a formula considered to be equitable to the funds and accounts involved. Although in some cases this arrangement may have a detrimental effect on the price or volume of the securities as to the Portfolio, in other cases it is believed that the Portfolio's ability to participate in volume transactions may produce better executions for it.

COMPENSATION

A portion of the compensation paid to each portfolio manager is determined by comparisons to pre-determined peer groups and benchmarks, as opposed to a system dependent on a percent of management fees. The portfolio managers are paid a base salary that is not dependent on performance. Each portfolio manager also has a "target bonus," which is set each year and can be increased or decreased prior to payment based in part on performance measured against the relevant peer group and benchmark. Performance is measured on a three-year rolling average in order to emphasize longer-term performance. There is also a subjective component to determining the bonus, which consists of the following factors: (i) the individual's willingness to work with the marketing and sales groups; (ii) his or her effectiveness in building a franchise; and (iii) client servicing. Senior management determines this component in appropriate cases. There are additional components that comprise the portfolio managers' compensation packages, including: (i) whether the manager was a partner/principal of Neuberger Berman prior to Neuberger Berman's initial public offering; (ii) for more recent hires, incentives that may have been negotiated at the time the portfolio manager joined the Neuberger Berman complex; and (iii) the total amount of assets for which the portfolio manager is responsible.

OPPENHEIMER GLOBAL EQUITY PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                    ACCOUNTS WITH RESPECT TO
                                                                   WHICH THE ADVISORY FEE IS BASED
                                                                    ON THE PERFORMANCE OF THE
                                   OTHER ACCOUNTS MANAGED                    ACCOUNT
                           --------------------------------------- -------------------------------
                                                                                 TOTAL ASSETS IN
                                        NUMBER OF  TOTAL ASSETS IN  NUMBER OF      ACCOUNTS IN
                           CATEGORY OF ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN    CATEGORY (IN
 NAME OF PORTFOLIO MANAGER   ACCOUNT    CATEGORY      CATEGORY      CATEGORY        MILLIONS)
-------------------------- ----------- ----------- --------------- -----------   ---------------
Rajeev Bhaman              Registered          15  $19,335,900,000        1     $    189,200,000
                           investment
                           companies

                           Other                2  $    71,100,000        0                  N/A
                           pooled
                           investment
                           vehicles

                           Other                0              N/A        0                  N/A
                           accounts

William Wilby              Registered          15  $19,335,900,000        1     $    189,200,000
                           investment
                           companies

                           Other                1  $    19,600,000        0                  N/A
                           pooled
                           investment
                           vehicles

                           Other                0              N/A        0                  N/A
                           accounts

MATERIAL CONFLICTS OF INTEREST

As indicated above, each of the portfolio managers also manages other funds. Potentially, at times, those responsibilities could conflict with the interests of the Portfolio. That may occur whether the investment strategies of the other fund are the same as, or different from, the Portfolio's investment objectives and strategies. For example, the portfolio manager may need to allocate investment opportunities between the Portfolio and another fund having similar objectives or strategies, or he may need to execute transactions for another fund that could have a negative impact on the value of securities held by the Portfolio. Not all funds advised by Oppenheimer have the same management fee. If the management fee structure of another fund is more advantageous to Oppenheimer than the fee structure of the Portfolio, Oppenheimer could have an incentive to favor the other fund. However, Oppenheimer's compliance procedures and Code of Ethics recognize Oppenheimer's fiduciary obligations to treat all of its clients, including the Portfolio, fairly and equitably, and are designed to preclude the portfolio managers from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At various times, one or more of the Portfolio's portfolio managers may manage other funds or accounts with investment objectives and strategies that are similar to those of the Portfolio, or may manage funds or accounts with investment objectives and strategies that are different from those of the Portfolio.

COMPENSATION

The Portfolio's portfolio managers are employed and compensated by Oppenheimer, not the Portfolio. Under Oppenheimer's compensation program for its portfolio managers and portfolio analysts, their compensation is based primarily on the investment performance results of the funds and accounts they manage, rather than on the financial success of Oppenheimer. This is intended to align the portfolio managers' and analysts' interests with the success of the funds and accounts and their investors. Oppenheimer's compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of December 31, 2004, each portfolio manager's compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of Oppenheimer's holding company parent. Senior portfolio managers may also be eligible to participate in Oppenheimer's deferred compensation plan.

To help Oppenheimer attract and retain talent, the base pay component of each portfolio manager's compensation is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions. The annual discretionary bonus is determined by senior management of Oppenheimer and is based on a number of factors, including a fund's pre-tax performance for periods of up to five years, measured against an appropriate benchmark selected by management. Other factors include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Portfolio and other funds managed by the portfolio managers. The compensation structure of the other funds and accounts managed by the Portfolio Managers is the same as the compensation structure of the Fund, described above.

SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO AND SALOMON BROTHERS U.S. GOVERNMENT PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                              ACCOUNTS WITH RESPECT TO
                                                                              WHICH THE ADVISORY FEE IS
                                                                              BASED ON THE PERFORMANCE
                                              OTHER ACCOUNTS MANAGED              OF THE ACCOUNT
                                      --------------------------------------- -------------------------
                                                              TOTAL ASSETS IN                 TOTAL
          NAME OF PORTFOLIO                        NUMBER OF    ACCOUNTS IN    NUMBER OF    ASSETS IN
       MANAGER AND PORTFOLIO(S)       CATEGORY OF ACCOUNTS IN  CATEGORY (IN   ACCOUNTS IN  ACCOUNTS IN
               MANAGED                  ACCOUNT    CATEGORY      BILLIONS)     CATEGORY     CATEGORY
      -------------------------       ----------- ----------- --------------- -----------  -----------

Roger Lavan,                          Registered      14      $ 6,257,000,000      0           N/A
                                      investment
Salomon Brothers Strategic Bond       companies
  Opportunities Portfolio and Salomon
  Brothers U.S. Government Portfolio

                                      Other            4      $   398,000,000      0           N/A
                                      pooled
                                      investment
                                      vehicles

                                      Other            4      $ 1,869,000,000      0           N/A
                                      accounts

Peter Wilby,                          Registered      32      $17,994,000,000      0           N/A
                                      investment
Salomon Brothers Strategic Bond       companies
Opportunities Portfolio
                                      Other           16      $ 2,195,000,000      0           N/A
                                      pooled
                                      investment
                                      vehicles

                                      Other           47      $ 7,794,000,000      0           N/A
                                      accounts

David Scott,                          Registered       5      $ 1,484,000,000      0           N/A
                                      investment
Salomon Brothers Strategic Bond       companies
  Opportunities Portfolio

                                      Other           20      $ 1,414,000,000      0           N/A
                                      pooled
                                      investment
                                      vehicles

                                      Other           24      $ 3,133,000,000      0           N/A
                                      accounts

MATERIAL CONFLICTS OF INTEREST

   Material conflicts of interest may arise when a portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for certain of the portfolio managers listed in the table above. These potential conflicts include:

   ALLOCATION OF LIMITED TIME AND ATTENTION. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

   ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund's ability to take full advantage of the investment opportunity.

   PURSUIT OF DIFFERING STRATEGIES. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

   SELECTION OF BROKERS/DEALERS. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

   VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser's management fee and/or the portfolio manager's compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

   RELATED BUSINESS OPPORTUNITIES. The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

COMPENSATION

Investment professionals for Citigroup Asset Management ("CAM"), the parent company of SBAM, receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is typically determined based on market factors and the skill and experience of individual investment personnel.

CAM has recently implemented an investment management incentive and deferred compensation plan (the "Plan") for its investment professionals, including the Portfolios' portfolio managers. Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of CAM investment professionals with those of fund shareholders and other CAM clients. Under the Plan a "base incentive pool" is established for each team each year as a percentage of CAM's revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team's revenues are typically expected to increase or decrease depending in part on the effect that the team's investment performance has on the level of assets in the investment products managed by the team. The "base incentive pool" of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

The investment team's incentive pool is then adjusted to reflect the team's investment performance against the applicable product benchmark (e.g., a securities index) and its ranking among a "peer group" of non-CAM investment managers. Longer-term performance will be more heavily weighted than shorter-term performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted to reflect other factors (e.g., severance pay to departing members of the team, and discretionary allocations by the applicable CAM chief investment officer from one investment team to another). The incentive pool will be allocated by the applicable CAM chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

Up to 40% of an investment professional's annual incentive compensation is subject to deferral. Amounts deferred will accrue a return based on the hypothetical returns of a composite of CAM's investment products (where deemed appropriate, approximately half of the deferred amount will accrue a return based on the return of products managed by the applicable investment team). An additional portion of awarded incentive compensation may be received in the form of Citigroup stock or options to purchase common stock. Citigroup may from time to time offer other stock purchase or option programs to investment personnel.

CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO
______________________________________

OTHER ACCOUNTS MANAGED

Under Capital Guardian's multiple portfolio manager system, each portfolio manager manages a segment of each of the registered investment companies, other pooled investment vehicles and other accounts noted above. Assets shown in the table below represent the total net assets of those registered investment companies, pooled investment vehicles and other accounts and are not indicative of the total assets of the segments managed by the individual, which would be a substantially lower amount.

                                                                            ACCOUNTS WITH RESPECT TO WHICH
                                                                           THE ADVISORY FEE IS BASED ON THE
                                       OTHER ACCOUNTS MANAGED                 PERFORMANCE OF THE ACCOUNT
                           ----------------------------------------------- --------------------------------
                                                                                       TOTAL ASSETS IN
                                         NUMBER OF     TOTAL ASSETS IN      NUMBER OF    ACCOUNTS IN
                           CATEGORY OF  ACCOUNTS IN      ACCOUNTS IN       ACCOUNTS IN  CATEGORY (IN
 NAME OF PORTFOLIO MANAGER   ACCOUNT     CATEGORY   CATEGORY (IN BILLIONS)  CATEGORY      BILLIONS)
-------------------------- ------------ ----------- ---------------------- ----------- --------------------
Michael Ericksen           Registered            13 $        6,430,000,000           0                    0
                           investment
                           companies

                           Other pooled          23 $       18,240,000,000           0                    0
                           investment
                           vehicles

                           Other                408 $      103,860,000,000          61 $     24,710,000,000
                           accounts

David Fisher               Registered            24 $       26,320,000,000           1 $        620,000,000
                           investment
                           companies

                           Other pooled          36 $       47,660,000,000           4 $        430,000,000
                           investment
                           vehicles

                           Other                379 $      110,300,000,000          14 $      9,250,000,000
                           accounts

Theodore Samuels           Registered             9 $        5,460,000,000           0                  N/A
                           investment
                           companies

                           Other pooled           8 $        1,610,000,000           0                  N/A
                           investment
                           vehicles

                           Other                460 $       27,060,000,000           3 $      2,600,000,000
                           accounts

Eugene Stein               Registered            11 $        6,270,000,000           0                  N/A
                           investment
                           companies

                           Other pooled          14 $        6,260,000,000           0                  N/A
                           investment
                           vehicles

                           Other                142 $       39,830,000,000           8 $      6,210,000,000
                           accounts

Terry Berkemeier           Registered             9 $        5,270,000,000           0                  N/A
                           investment
                           companies

                           Other pooled           9 $        5,110,000,000           0                  N/A
                           investment
                           vehicles

                           Other                166 $       47,880,000,000          11 $      6,580,000,000
                           accounts

Alan J. Wilson             Registered            22 $       12,680,000,000           0                  N/A
                           investment
                           companies

                           Other pooled          23 $        9,000,000,000           0                  N/A
                           investment
                           vehicles

                           Other accounts       238 $       66,630,000,000          14  $     9,460,000,000

Karen Miller               Registered           12  $        6,370,000,000           0                  N/A
                           investment
                           companies

                           Other pooled         15  $        2,910,000,000           0                  N/A
                           investment
                           vehicles

                           Other accounts      102  $       23,560,000,000           3  $     2,600,000,000

MATERIAL CONFLICTS OF INTEREST

Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts could include, for example, conflicts in the allocation of investment opportunities and aggregated trading. Capital Guardian has adopted policies and procedures that are designed to minimize the effects of these conflicts.

COMPENSATION

Capital Guardian uses a system of multiple portfolio managers in managing the Portfolio's assets. (In addition, Capital Guardian's investment analysts may make investment decisions with respect to a portion of a fund's portfolio within their research coverage). Portfolio managers and investment analysts are paid competitive salaries. In addition, they receive bonuses based on their individual portfolio results. In order to encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total returns over a four-year period to relevant benchmarks. For portfolio managers, benchmarks include both measures of the marketplaces in which the relevant fund invests and measures of the results of comparable mutual funds. For investment analysts, benchmarks include both relevant market measures and appropriate industry indexes reflecting their areas of expertise. Analysts are also separately compensated for the quality of their research efforts.

The benchmarks used to measure performance of the portfolio managers for the Capital Guardian U.S. Equity Portfolio include the S&P 500 Index and a customized Growth and Income index based on the Lipper Growth and Income Index. Investment professionals may also participate in profit-sharing plans and ownership of The Capital Group Companies, the ultimate parent company.

MFS Investors Trust Portfolio and MFS Total Return Portfolio
____________________________________________________________

OTHER ACCOUNTS MANAGED

                                                                       ACCOUNTS WITH RESPECT TO
                                                                      WHICH THE ADVISORY FEE IS BASED
                                                                       ON THE PERFORMANCE OF THE
                                      OTHER ACCOUNTS MANAGED                    ACCOUNT
                              --------------------------------------- -------------------------------
      NAME OF PORTFOLIO                    NUMBER OF  TOTAL ASSETS IN  NUMBER OF    TOTAL ASSETS IN
   MANAGER AND PORTFOLIO(S)   CATEGORY OF ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN     ACCOUNTS IN
           MANAGED              ACCOUNT    CATEGORY      CATEGORY      CATEGORY        CATEGORY
  -------------------------   ----------- ----------- --------------- -----------   ---------------
T. Kevin Beatty,              Registered       7      $ 8,689,121,375      0                  N/A
                              investment
MFS Investors Trust Portfolio companies

                              Other            1      $   336,199,686      0                  N/A
                              pooled
                              investment
                              vehicles

                              Other            5      $   326,075,151      0                  N/A
                              accounts

Nicole M. Zatlyn (1),         Registered       7      $ 8,689,121,375      0                  N/A
                              investment
MFS Investors Trust Portfolio companies

                              Other            1      $   336,199,686      0                  N/A
                              pooled
                              investment
                              vehicles

                              Other            5      $   326,075,151      0                  N/A
                              accounts

Brooks A. Taylor,             Registered       7      $20,581,237,705      0                  N/A
                              investment
MFS Total Return Portfolio    companies

                              Other            0                  N/A      0                  N/A
                              pooled
                              investment
                              vehicles

                              Other            0                  N/A      0                  N/A
                              accounts

Kenneth J. Enright,           Registered      17      $25,209,760,933      0                  N/A
                              investment
MFS Total Return Portfolio    companies

                              Other            0                  N/A      0                  N/A
                              pooled
                              investment
                              vehicles

                              Other            0                  N/A      0                  N/A
                              accounts

Steven R. Gorham,             Registered      22      $29,960,023,485      0                  N/A
                              investment
MFS Total Return Portfolio    companies

                              Other            3      $   668,040,520      0                  N/A
                              pooled
                              investment
                              vehicles

                              Other           25      $ 3,678,416,023      1         $396,696,178
                              accounts


  Michael W. Roberge,        Registered investment 10  $22,299,678,379 0   N/A
                             companies
  MFS Total Return Portfolio

                             Other pooled          1   $    27,226,392 0   N/A
                             investment vehicles

                             Other accounts        0               N/A 0   N/A

  William J. Adams,          Registered investment 13  $22,793,259,510 0   N/A
                             companies
  MFS Total Return Portfolio

                             Other pooled          1   $   330,422,209 0   N/A
                             investment vehicles

                             Other accounts        2   $    47,865,339 0   N/A

  Alan T. Langsner,          Registered investment 17  $25,209,760,933 0   N/A
                             companies
  MFS Total Return Portfolio

                             Other pooled          0               N/A 0   N/A
                             investment vehicles

                             Other accounts        0               N/A 0   N/A

  William P. Douglas,        Registered investment  5  $18,382,951,422 0   N/A
                             companies
  MFS Total Return Portfolio

                             Other pooled          0               N/A 0   N/A
                             investment vehicles

                             Other accounts        0               N/A 0   N/A

(1) As of May 1, 2005, Nicole Zatlyn will become a portfolio manager for the all of the accounts managed by Kevin Beatty, including the MFS Investors Trust Portfolio. Figures in the table are reported as of 12/31/04, the same date as of which they are reported for Kevin Beatty.

MATERIAL CONFLICTS OF INTEREST

MFS seek to identify potential conflicts of interest resulting from a portfolio manager's management of the Portfolios and other accounts and has adopted policies and procedures designed to address such potential conflicts.

In certain instances there may be securities which are suitable for the Portfolios as well as for accounts with similar investment objectives of MFS or its subsidiary. Securities transactions for the Portfolios and other accounts with similar investment objectives are generally executed on the same day, or the next day. Nevertheless, it may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolios are concerned. In most cases, however, MFS believes that the Portfolios' ability to participate in volume transactions will produce better executions for the Portfolios.

MFS does not receive a performance fee for its management of the Portfolios. MFS and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Portfolios--for instance, those that pay a higher advisory fee and/or have a performance fee.

COMPENSATION

Portfolio manager total cash compensation is a combination of base salary and performance bonus:

  . BASE SALARY - Base salary represents a relatively smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.

  . PERFORMANCE BONUS - Generally, incentive compensation represents a majority of portfolio manager total cash compensation. The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60%) and less weight given to the latter.

     . The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Portfolios and any other accounts managed by the portfolio manager) over a one-, three- and five-year period relative to the appropriate Lipper peer group universe and/or one or more benchmark indices with respect to each account. The primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served for shorter periods).

     . The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts and traders) and management's assessment of overall portfolio manager contributions to the investment process (distinct from portfolio performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage of compensation provided by these benefits depends upon the length of the individual's tenure at MFS and salary level as well as other factors.

INDEX PORTFOLIOS, ZENITH EQUITY PORTFOLIO, AND ASSET ALLOCATION PORTFOLIOS

OTHER ACCOUNTS MANAGED - INDEX PORTFOLIOS

                                                                             ACCOUNTS WITH RESPECT TO
                                                                             WHICH THE ADVISORY FEE IS
                                                                            BASED ON THE PERFORMANCE OF
                                           OTHER ACCOUNTS MANAGED                   THE ACCOUNT
                                 ------------------------------------------ ---------------------------
       NAME OF PORTFOLIO                         NUMBER OF  TOTAL ASSETS IN  NUMBER OF  TOTAL ASSETS IN
    MANAGER AND PORTFOLIO(S)      CATEGORY OF   ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN
            MANAGED                 ACCOUNT      CATEGORY      CATEGORY      CATEGORY      CATEGORY
    ------------------------     -------------- ----------- --------------- ----------- ---------------
Stacey Lituchy,                  Registered          1      $   62,000,000       0            N/A
                                 investment
MetLife Stock Index Portfolio,   companies
MetLife Mid Cap Stock Index
Portfolio, Russell 2000 Index
Portfolio, Morgan Stanley EAFE
Index Portfolio, Lehman Brothers
Aggregate Bond Index Portfolio

                                 Other pooled        1      $1,291,000,000       0            N/A
                                 investment
                                 vehicles

                                 Other accounts     20      $9,553,000,000       0            N/A

Urmil Shah,                      Registered          1      $   62,000,000       0            N/A
                                 investment
MetLife Stock Index Portfolio,   companies
MetLife Mid Cap Stock Index
Portfolio, Russell 2000 Index
Portfolio, Morgan Stanley EAFE
Index Portfolio

                                 Other pooled        1      $1,291,000,000       0            N/A
                                 investment
                                 vehicles

                                 Other accounts     11      $5,407,000,000       0            N/A

Norman Hu                        Registered          1      $   62,000,000       0            N/A
                                 investment
MetLife Stock Index Portfolio,   companies
MetLife Mid Cap Stock Index
Portfolio, Russell 2000 Index
Portfolio, Morgan Stanley EAFE
Index Portfolio

                                 Other pooled        1      $1,291,000,000       0            N/A
                                 investment
                                 vehicles

                                 Other accounts     11      $5,407,000,000       0            N/A

Mirsad Usejnoski                 Registered          1      $   62,000,000       0            N/A
                                 investment
MetLife Stock Index Portfolio,   companies
MetLife Mid Cap Stock Index
Portfolio, Russell 2000 Index
Portfolio, Morgan Stanley EAFE
Index Portfolio

                                 Other pooled        1      $1,291,000,000       0            N/A
                                 investment
                                 vehicles

                                 Other accounts     11      $5,407,000,000       0            N/A

Tresa Lau,                       Registered          0                 N/A       0            N/A
                                 investment
Lehman Brothers Aggregate Bond   companies
Index Portfolio

                                 Other pooled        0                 N/A       0            N/A
                                 investment
                                 vehicles

                                 Other accounts      8      $4,416,000,000       0            N/A

MATERIAL CONFLICTS OF INTEREST - INDEX PORTFOLIOS

MetLife is not aware of any material conflicts of interest that may arise in connection with the portfolio managers' management of the Index Portfolios and the investments of the other accounts included in the table above. All accounts are index funds and are managed as such.

OTHER ACCOUNTS MANAGED - ZENITH EQUITY PORTFOLIO

                                                                 ACCOUNTS WITH RESPECT TO
                                                                 WHICH THE ADVISORY FEE IS
                                                                BASED ON THE PERFORMANCE OF
                                OTHER ACCOUNTS MANAGED                  THE ACCOUNT
                        --------------------------------------- ---------------------------
   NAME OF PORTFOLIO                 NUMBER OF  TOTAL ASSETS IN  NUMBER OF  TOTAL ASSETS IN
 MANAGER AND PORTFOLIO  CATEGORY OF ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN
        MANAGED           ACCOUNT    CATEGORY      CATEGORY      CATEGORY      CATEGORY
 ---------------------  ----------- ----------- --------------- ----------- ---------------
John F. Guthrie, Jr.,   Registered       5      $3,875,345,494       0            N/A
                        investment
Zenith Equity Portfolio companies

                        Other            0                 N/A       0            N/A
                        pooled
                        investment
                        vehicles

                        Other            0                 N/A       0            N/A
                        accounts

MATERIAL CONFLICTS OF INTEREST- ZENITH EQUITY PORTFOLIO

MetLife Advisers is not aware of any material conflicts of interest that may arise in connection with the management of the Zenith Equity Portfolio and the management of the other accounts included in the table above.

OTHER ACCOUNTS MANAGED - ASSET ALLOCATION PORTFOLIOS

                                                                     ACCOUNTS WITH RESPECT TO
                                                                     WHICH THE ADVISORY FEE IS
                                                                    BASED ON THE PERFORMANCE OF
                                    OTHER ACCOUNTS MANAGED                  THE ACCOUNT
                            --------------------------------------- ---------------------------
    NAME OF PORTFOLIO                    NUMBER OF  TOTAL ASSETS IN  NUMBER OF  TOTAL ASSETS IN
  MANAGER AND PORTFOLIOS    CATEGORY OF ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN
         MANAGED              ACCOUNT    CATEGORY      CATEGORY      CATEGORY      CATEGORY
  ----------------------    ----------- ----------- --------------- ----------- ---------------

Elizabeth M. Forget,        Registered       5      $3,875,345,494       0            N/A
                            investment
Asset Allocation Portfolios companies

                            Other            0                 N/A       0            N/A
                            pooled
                            investment
                            vehicles

                            Other            0                 N/A       0            N/A
                            accounts

Alan Leland,                Registered       5      $3,875,345,494       0            N/A
                            investment
Asset Allocation Portfolios companies

                            Other            0                 N/A       0            N/A
                            pooled
                            investment
                            vehicles

                            Other            0                 N/A       0            N/A
                            accounts

Bradley D. Rhoads,          Registered       5      $3,875,345,494       0            N/A
                            investment
Asset Allocation Portfolios companies

                            Other            0                 N/A       0            N/A
                            pooled
                            investment
                            vehicles

                            Other            0                 N/A       0            N/A
                            accounts

Darrel A. Olson,            Registered       5      $3,875,345,494       0            N/A
                            investment
Asset Allocation Portfolios companies

                            Other            0                 N/A       0            N/A
                            pooled
                            investment
                            vehicles

                            Other            0                 N/A       0            N/A
                            accounts

Anthony J. Dufault,         Registered       5      $3,875,345,494       0            N/A
                            investment
Asset Allocation Portfolios companies

                            Other            0                 N/A       0            N/A
                            pooled
                            investment
                            vehicles

                            Other            0                 N/A       0            N/A
                            accounts

John F. Guthrie, Jr.,       Registered       6      $4,904,728,435       0            N/A
                            investment
Asset Allocation Portfolios companies

                            Other            0                 N/A       0            N/A
                            pooled
                            investment
                            vehicles

                            Other            0                 N/A       0            N/A
                            accounts


Thomas C. McDevitt,         Registered       5   $   3,875,345,494       0            N/A
                            investment
Asset Allocation Portfolios companies

                            Other            0                 N/A       0            N/A
                            pooled
                            investment
                            vehicles

                            Other            0                 N/A       0            N/A
                            accounts

MATERIAL CONFLICTS OF INTEREST - ASSET ALLOCATION PORTFOLIOS

MetLife Advisers is not aware of any material conflicts of interest that may arise in connection with the management of the Asset Allocation Portfolios and the management of the other accounts included in the table above.

COMPENSATION - INDEX PORTFOLIOS, ZENITH EQUITY PORTFOLIO AND ASSET ALLOCATION PORTFOLIOS

The portfolio managers for the Index Portfolios, Zenith Equity Portfolio, and Asset Allocation Portfolios are compensated following MetLife's compensation methodology, which applies to all employees. Employees receive a salary and are eligible to receive an incentive bonus. The portfolio managers receive a majority of their compensation in the form of base salary. The size of the incentive pool is based on various factors, including MetLife-wide performance and business unit performance. The bonus for each individual is based on a number of qualitative and quantitative performance factors. These factors include performance versus individual goals and objectives, judgment, communications skills, innovation and teamwork. Years of experience and level of responsibility also are factors in determining bonus size. This bonus is not tied directly to the performance of Portfolios or the other accounts included in the tables above. All employees are eligible for participation in MetLife's retirement plan, which applies to all company employees.

The portfolio managers who are officers of MetLife are eligible to participate in its deferred compensation program, which allows officers to elect to defer a portion of their total annual compensation. Certain senior officers of MetLife are also eligible to receive Long-Term Incentive payments (LTIs). LTIs may be comprised of stock options, performance shares and cash. They give eligible employees a stake in MetLife's long-term performance as well as providing such employees with an opportunity for significant financial gain when MetLife experiences financial success. Stock options are granted to eligible employees on an annual basis and provide the potential for financial gain, without personal investment, equal to the increase in the price of MetLife stock from the price on the date of grant. Eligible employees have a ten-year exercise period for vested options. Performance shares are awarded to certain senior officers as part of a three-year plan. At the end of the three-year period, the number of shares awarded is adjusted up or down based on business performance over the period. The primary performance measures are total shareholder return and operating earnings per share. Adjusted performance share awards can range from zero to 200% of the original grant.

                            DISTRIBUTION AGREEMENTS

MetLife (the "Distributor"), located at 1 Madison Avenue, New York, New York 10010, is the Fund's distributor. The Distributor is an affiliate of the Fund. Under Distribution Agreements with the Fund, the Distributor serves as the general distributor of shares of each class of each Portfolio, which are sold at the net asset value of such class without any sales charge. The offering of each Portfolio's shares is continuous. Shares are offered for sale only to certain insurance company separate accounts and Qualified Plans. The Distributor receives no compensation from the Fund or purchasers of a Portfolio's shares for acting as distributor of the Fund's Class A shares. The Distribution Agreements do not obligate the Distributor to sell a specific number of shares.

In the future, the Fund may offer shares to be purchased by separate accounts of life insurance companies not affiliated with MetLife to support insurance contracts they issue.

The following is a description of the Distribution and Services Plan for the Zenith Portfolios and the Asset Allocation Portfolios:

   Pursuant to a Class B and Class E Distribution and Services Plan (the "Distribution and Services Plan") adopted under Rule 12b-1 under the 1940 Act for such Portfolios, the Fund may pay the Distributor a fee (the "Service Fee") at an annual rate not to exceed 0.25% of each such Portfolio's average daily net assets attributable to the Class B shares and Class E shares. The Distributor may pay all or any portion of the Service Fee in respect of Class B or Class E shares of any such Portfolio to insurance companies, securities dealers or other financial intermediaries (including, but not limited to, any affiliate of the Distributor) as service fees pursuant to agreements with such organizations for providing personal services to investors in such class and/or the maintenance of shareholder and contract owner accounts, and may retain all or any portion of the Service Fee in respect of such class as compensation for providing personal services to investors in such class and/or the maintenance of shareholder accounts.

   The Distribution and Services Plan also authorizes each such Portfolio to pay to the Distributor a distribution fee (the "Distribution Fee" and together with the Service Fee, the "Fees") at an annual rate of up to 0.25% of the Portfolio's average daily net assets attributable to the Class B shares and Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. The Distributor may pay all or any portion of the Distribution Fee in respect of Class B or Class E shares of any such Portfolio to insurance companies, securities dealers or other financial intermediaries (including, but not limited to, any affiliate of the Distributor) as commissions, asset-based sales charges or other compensation with respect to the sale of shares of such class, and may retain all or any portion of the Distribution Fee in respect of such class as compensation for the Distributor's services as principal underwriter of the shares of such class.

   Under the Distribution Agreement for such Portfolios, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares and 0.15% of average daily net assets in the case of Class E shares.

The following is a description of the Distribution Plan for Portfolios other than the Zenith Portfolios and the Asset Allocation Portfolios:

   Pursuant to the Class B and Class E Distribution Plan (the "Distribution Plan") adopted under Rule 12b-1 under the 1940 Act for such Portfolios, the Fund compensates the Distributor from assets attributable to each of the Class B and Class E shares for services rendered and expenses borne in connection with activities primarily intended to result in the sales of that class.

   The Distribution Plan provides that the Fund, on behalf of each such Portfolio that issues Class B and/or Class E shares, may pay up to 0.50% of the average daily net assets of each such Portfolio attributable to its Class B and Class E shares for activities in connection with the distribution of those classes of shares. Under the Distribution Agreement for such Portfolios, however, such payments are currently limited to 0.25% for the Class B Shares and 0.15% for the Class E Shares.

   Each of the Distribution Plan and the Distribution and Services Plan (the "Plans") is what is known as a "compensation plan" because the Fund makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. The Board of Directors of the Fund will take into account the level of expenditures in connection with their annual consideration of whether to renew the Plans. The fees payable with respect to a particular class of a Portfolio may not be used to subsidize the distribution of shares of, or provision of shareholder services to, any other class of any Portfolio. Subject to the foregoing sentence, some or all of the fees paid to the Distributor may be spent on any activities or expenses primarily intended to result in the sale of Class B shares and Class E shares, including but not limited to the following:

    (a) printing and mailing of prospectuses, statements of additional information and reports for prospective purchasers of variable annuity or variable life insurance contracts ("Variable Contracts") or Qualified Plans investing indirectly in a class of shares of the Fund;

    (b) the development, preparation, printing and mailing of Fund advertisements, sales literature and other promotional materials describing and/or relating to the Fund;

    (c) holding seminars and sales meetings designed to promote the distribution of the Class B or Class E shares;

    (d) obtaining information and providing explanations to Variable Contract owners regarding Fund investment objectives and policies and other information about the Fund and its Portfolios, including the performance of the Portfolios;

    (e) training sales personnel regarding the Fund;

    (f) compensating sales personnel in connection with the allocation of cash values and premiums of the Variable Contracts to the Fund;

    (g) personal services and/or maintenance of Variable Contract owner accounts with respect to Class B or Class E shares attributable to such accounts;

    (h) compensation to and expenses of employees of the Distributor, including overhead and telephone expenses, who engage in the distribution of a class of shares; and

    (i) compensation to financial intermediaries and broker-dealers to pay or reimburse them for their services or expenses in connection with the distribution of Variable Contracts.

   The Board of Directors, including the directors who are not "interested persons" (as defined in the 1940 Act) (the "Independent Directors") and who have no direct or indirect financial interest in the operation of the Plans or in any agreements relating to the Plans ("Qualified Directors"), has determined, in the exercise of its reasonable business judgment, that the Plans are reasonably likely to benefit the Fund and its Class B and Class E shareholders and has approved the Plans' adoption. The Fund anticipates that the Plans will enhance the sales of Class B shares and Class E shares and increase or help to maintain the assets of each Portfolio, which over time, may allow the Class B and Class E shareholders and beneficial owners to benefit from certain economies of scale with respect to fixed costs of the Portfolio.

   The Plans and any related agreement that is entered into by the Fund in connection with the Plans will continue in effect for a period of more than one year only so long as the continuance is specifically approved at least annually by a vote of the majority of the Fund's Board of Directors, including a majority of the Qualified Directors, or, with respect to any class by a vote of the outstanding voting securities of that class, cast in person at a meeting called for the purpose of voting on the Plans or any such related agreement. Also, the Plans and any such related agreement may be terminated, with respect to any class, at any time by vote of a majority of the outstanding shares of that class of that Portfolio or by vote of a majority of the Qualified Directors. Each Plan also provides that it may not be amended, with respect to any class of any Portfolio, to increase materially the amount of fees payable thereunder without the approval of such class of shares.

   The table below shows the amount paid by each Portfolio to the Distributor pursuant to the Plans for the year ended December 31, 2004:

                                                TOTAL FEES PAID TO
              PORTFOLIO                            DISTRIBUTOR
              ---------                         ------------------
              BlackRock Aggressive Growth           $   26,630
              BlackRock Bond Income                 $  365,272
              BlackRock Diversified                 $  129,165
              BlackRock Investment Trust            $  116,665
              BlackRock Large Cap Value             $   76,124
              BlackRock Legacy Large Cap Growth     $  103,809
              BlackRock Money Market                $  198,029
              BlackRock Strategic Value             $  393,381
              Capital Guardian U.S. Equity          $  107,206
              Davis Venture Value                   $1,769,571
              FI International Stock                $  121,752
              FI Mid Cap Opportunities              $  105,543
              FI Value Leaders                      $   40,945

                                                      TOTAL FEES PAID TO
        PORTFOLIO                                        DISTRIBUTOR
        ---------                                     ------------------
        Franklin Templeton Small Cap Growth               $   87,944
        Harris Oakmark Focused Value                      $1,939,341
        Harris Oakmark Large Cap Value                    $  224,604
        Jennison Growth                                   $  948,744
        Lehman Brothers Aggregate Bond Index              $  510,964
        Loomis Sayles Small Cap                           $   64,375
        MetLife Mid Cap Stock Index                       $  199,206
        MetLife Stock Index                               $1,216,830
        MFS Investors Trust                               $  156,921
        MFS Total Return                                  $  244,870
        Morgan Stanley EAFE Index                         $  209,584
        Neuberger Berman Mid Cap Value                    $  194,621
        Oppenheimer Global Equity                         $   22,078
        Russell 2000 Index                                $  206,451
        Salomon Brothers Strategic Bond Opportunities     $  226,378
        Salomon Brothers U.S. Government                  $  203,946
        T. Rowe Price Large Cap Growth                    $   78,700
        T. Rowe Price Small Cap Growth                    $   43,127
        Zenith Equity*                                           N/A

* There were no Class B or Class E shares of this Portfolio outstanding during the year ended December 31, 2004.

   The amounts received by the Distributor have been used to defray various costs incurred or paid by the Distributor in connection with personal services to and/or the maintenance of shareholder and contract owner accounts, commissions, the printing and mailing of Fund prospectuses, statements of additional information and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class B and Class E shares.

                                OTHER SERVICES

Custodial Arrangements. State Street Bank and Trust Company ("State Street
______________________
Bank"), 225 Franklin Street, Boston, Massachusetts 02110, is the Fund's custodian and fund accounting agent. As such, State Street Bank holds in safekeeping certificated securities and cash belonging to each Portfolio and, in such capacity, is the registered owner of securities held in book-entry form belonging to the Portfolio. Upon instruction, State Street Bank receives and delivers cash and securities of the Portfolios in connection with Portfolio transactions and collects all dividends and other distributions made with respect to Portfolio securities. State Street Bank also maintains certain accounts and records of the Fund and calculates the total net asset value, total net income and net asset value per share of each class of each Portfolio on a daily basis.

Independent Registered Public Accounting Firm. The Board of Directors annually
_____________________________________________
approves an independent registered public accounting firm which is expert in accounting and auditing. Deloitte & Touche LLP, 200 Berkeley Street, Boston, MA 02116, the Fund's independent registered public accounting firm, assists in the preparation of federal and state income tax returns and consults with the Fund as to matters of accounting and federal and state income taxation. The Fund's financial statements for the 12 months ended December 31, 2004, incorporated by reference into this SAI, have been audited by Deloitte & Touche LLP. The Fund relies on this firm's report which appears with the financial statements.

Portfolio Consultant. For each ASSET ALLOCATION PORTFOLIO, MetLife Advisers has
____________________
hired Standard & Poor's Investment Advisory Services, LLC ("SPIAS") to provide research and consulting services with respect to the periodic asset allocation targets for the Portfolio and investments in the Underlying Portfolios, which may assist MetLife Advisers in determining the Underlying Portfolios that may be available for investment and the selection and allocation of the Portfolio's investments among the Underlying Portfolios. MetLife Advisers pays consulting fees to SPIAS for these services.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

   Some of the Fund's portfolio transactions are placed with brokers and dealers who provide the investment adviser or subadvisers with supplementary investment and statistical information or furnish market quotations to the Fund or other investment companies advised by the investment adviser or subadvisers. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce the expenses of the investment adviser or subadvisers. The services may also be used by the investment adviser or subadvisers in connection with their other advisory accounts and in some cases may not be used with respect to the Fund.

   The ASSET ALLOCATION PORTFOLIOS invest primarily in the Underlying Portfolios and do not incur commissions or sales charges in connection with investments in the Underlying Portfolios. However, the ASSET ALLOCATION PORTFOLIOS bear such costs indirectly through their investment in the Underlying Portfolios. Similarly, ZENITH EQUITY bears such costs indirectly through its investment in the Zenith Underlying Portfolios. Accordingly, the following description is relevant for the ASSET ALLOCATION PORTFOLIOS, ZENITH EQUITY and the Underlying Portfolios.

Fixed-Income Portfolio Transactions. It is expected that certain portfolio
___________________________________
transactions of BLACKROCK BOND INCOME, BLACKROCK DIVERSIFIED, BLACKROCK MONEY MARKET, LEHMAN BROTHERS AGGREGATE BOND INDEX, MFS TOTAL RETURN, SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES AND SALOMON BROTHERS U.S. GOVERNMENt in bonds, notes and money market instruments will generally be with issuers or dealers on a net basis without a stated commission.

Equity Portfolio (Common Stock) Transactions. In placing orders for the
____________________________________________
purchase and sale of portfolio securities, each subadviser of BLACKROCK AGGRESSIVE GROWTH, BLACKROCK STRATEGIC VALUE, BLACKROCK DIVERSIFIED, BLACKROCK INVESTMENT TRUST, BLACKROCK LEGACY LARGE CAP GROWTH, BLACKROCK LARGE CAP VALUE, CAPITAL GUARDIAN U.S. EQUITY, DAVIS VENTURE VALUE, FRANKLIN TEMPLETON SMALL CAP GROWTH, FI INTERNATIONAL STOCK, FI MID CAP OPPORTUNITIES, FI VALUE LEADERS, HARRIS OAKMARK FOCUSED VALUE, HARRIS OAKMARK LARGE CAP VALUE, JENNISON GROWTH, LOOMIS SAYLES SMALL CAP, METLIFE MID CAP STOCK INDEX, METLIFE STOCK INDEX, MFS INVESTORS TRUST, MFS TOTAL RETURN, MORGAN STANLEY EAFE INDEX, NEUBERGER BERMAN MID CAP VALUE, OPPENHEIMER GLOBAL EQUITY, RUSSELL 2000 INDEX, T. ROWE PRICE LARGE CAP GROWTH and T. ROWE PRICE SMALL CAP GROWTH selects only brokers which it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates or prices which, when combined with the quality of the foregoing services, will produce best price and execution for the transaction. In the case of equity securities, this does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. Such Portfolios' subadvisers will use their best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account.

   A subadviser may cause a Portfolio it manages to pay a broker-dealer that provides brokerage and research services an amount of commission for effecting a securities transaction for a Portfolio in excess of the amount another broker-dealer would have charged effecting that transaction. The subadviser must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or the subadviser's overall responsibilities to the Fund and its other clients. A subadviser's authority to cause a Portfolio it manages to pay such greater commissions is also subject to such policies as the Directors of the Fund may adopt from time to time.

   The following services may be considered by subadvisers when selecting brokers:

  . RECOMMENDATIONS AND ADVICE about market projections and data, security values, asset allocation and portfolio evaluation, purchasing or selling specific securities, and portfolio strategy;

  . SEMINARS, INFORMATION, ANALYSES, AND REPORTS concerning companies, industries, securities, trading markets and methods, legislative and political developments, changes in accounting practices and tax law, economic and business trends, proxy voting, issuer credit-worthiness, technical charts and portfolio strategy;

  . ACCESS to research analysts, corporate management personnel, industry experts, economists, government representatives, technical market measurement services and quotation services, and comparative performance evaluation;

  . PRODUCTS AND OTHER SERVICES including financial publications, reports and analysis, electronic access to data bases and trading systems, computer equipment, software, information and accessories; and

  . STATISTICAL AND ANALYTICAL DATA relating to various investment companies, including historical performance, expenses and fees, and risk measurements.

   Research services provided by brokers through which a subadviser effects securities transactions on behalf of a Portfolio may be used by the subadviser in servicing all of its accounts. Therefore, not all of these services may be used by the subadviser in connection with the Fund.

   The following table shows the brokerage commissions paid by the Fund for each of the Portfolios listed below for the years ended December 31, 2002, 2003 and 2004:

 PORTFOLIO                                         2002         2003         2004
 ---------                                      ----------   ----------   ----------
 BlackRock Aggressive Growth                    $3,710,518   $2,721,761   $2,920,804
 BlackRock Bond Income                          $  118,251   $  110,432   $  305,426
 BlackRock Diversified                          $3,733,157   $3,039,083   $3,352,520
 BlackRock Investment Trust                     $5,295,167   $4,484,765   $4,706,249
 BlackRock Large Cap Value                      $   28,195   $   82,110   $  143,984
 BlackRock Legacy Large Cap Growth              $4,881,312   $3,093,320   $2,357,146
 BlackRock Money Market                                N/A          N/A          N/A
 BlackRock Strategic Value                      $1,198,868   $1,446,240   $1,641,069
 Capital Guardian U.S. Equity                   $  777,297   $  345,062   $  287,977
 Davis Venture Value                            $  722,687   $  519,422   $  812,095
 FI International Stock                         $  587,360   $1,037,264   $1,096,618
 FI Mid Cap Opportunities                       $1,783,484   $  763,405   $5,192,681
 FI Value Leaders                               $2,576,192   $  754,678   $2,334,802
 Franklin Templeton Small Cap Growth            $   78,969   $   88,126   $  132,226
 Harris Oakmark Focused Value                   $  738,720   $1,288,300   $1,060,899
 Harris Oakmark Large Cap Value                 $  409,118   $  243,640   $  332,184
 Jennison Growth                                $  925,760   $  914,737   $1,362,722
 Lehman Brothers Aggregate Bond Index                  N/A          N/A   $        0
 Loomis Sayles Small Cap                        $1,648,902   $1,565,481   $1,836,272
 MetLife Mid Cap Stock Index                    $   89,095   $   41,514   $   50,875
 MetLife Stock Index                            $   99,656   $   82,395   $   45,026
 MFS Investors Trust                            $   65,338   $  167,261   $  259,526
 MFS Total Return                               $  205,455   $  165,182   $  452,908
 Morgan Stanley EAFE Index                      $  132,646   $  207,667   $  320,315
 Neuberger Berman Mid Cap Value                 $  447,128   $  482,554   $  699,205
 Oppenheimer Global Equity                      $  182,195   $  464,677   $  453,803
 Russell 2000 Index                             $  173,823   $   95,443   $   89,483
 Salomon Brothers Strategic Bond Opportunities         N/A   $    1,442   $   20,293
 Salomon Brothers U.S. Government                      N/A   $    1,278   $   16,898
 T. Rowe Price Large Cap Growth                 $  208,653   $  176,814   $  262,549
 T. Rowe Price Small Cap Growth                 $  348,813   $  206,204   $  262,312
 Zenith Equity                                  $4,285,752          N/A          N/A

   Differences between the amount of brokerage commissions paid by a Portfolio during the most recent fiscal year and the amount paid during the two previous years may be due to fluctuations in subscriptions and redemptions, volatility of the relevant market or the repositioning of securities holdings following a change in the Portfolio's subadviser or a Portfolio merger.

   For the fiscal year ending December 31, 2004, the following Portfolios paid commissions to brokers because of research services provided: BLACKROCK AGGRESSIVE GROWTH paid $102,687 based on related transactions of $60,982,765; BLACKROCK DIVERSIFIED paid $452,911 based on related transactions of $295,390,491; BLACKROCK INVESTMENT TRUST paid $756,573 based on related transactions of $450,774,268; BLACKROCK LEGACY LARGE CAP GROWTH paid $229,352 based on related transactions of $130,655,851; BLACKROCK STRATEGIC VALUE paid $222,094 based on related transactions of $72,268,153; BLACKROCK LARGE CAP VALUE paid $7,435 based on related transactions of $5,223,680; FI INTERNATIONAL STOCK paid $1,094,425 based on related transactions of $653,271,195; FI MID CAP OPPORTUNITIES paid $4,859,795 based on related transactions of $3,173,350,554; FI VALUE LEADERS paid $2,227,799 based on related transactions of $1,620,339,628; FRANKLIN TEMPLETON SMALL CAP GROWTH paid $14,337 based on related transactions of $10,619,585; HARRIS OAKMARK FOCUSED VALUE paid $177,960 based on related transactions of $105,359,570; HARRIS OAKMARK LARGE CAP VALUE paid $112,568 based on related transactions of $65,738,870; JENNISON GROWTH paid $289,968 based on related transactions of $242,260,262; LOOMIS SAYLES SMALL CAP paid $175,075, based on related transactions of $198,036,463; MFS INVESTORS TRUST paid $36,172 based on related transactions of $23,494,583; MFS TOTAL RETURN paid $49,111 based on related transactions of $33,976,681; NEUBERGER BERMAN MID CAP VALUE paid $24,880 based on related transactions of $17,020,096; T. ROWE PRICE LARGE CAP GROWTH paid $5,718 based on related transactions of $4,261,476; and T. ROWE PRICE SMALL CAP GROWTH paid $6,857 based on related transactions of $2,441,326. The provision of research services was not necessarily a factor in the placement of all of business set out above for the FI MID CAP OPPORTUNITIES, FI INTERNATIONAL STOCK and FI VALUE LEADERS with such firms.

   The Board of Directors has adopted policies which authorize each subadviser to place trades, consistent with best execution, with certain brokers that have agreed to apply a portion of their commissions with respect to a Portfolio to that Portfolio's expenses.

   The Board of Directors has also approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a Portfolio may purchase securities that are offered in underwritings in which an affiliate of that Portfolio's subadviser participates. These procedures prohibit a Portfolio from directly or indirectly benefiting a subadviser affiliate in connection with such underwritings. In addition, for underwritings where a subadviser affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Portfolio could purchase in the underwritings.

Affiliated Brokerage
____________________

   A Portfolio may pay brokerage commissions to an affiliated broker for acting as the respective Portfolio's agent on purchases and sales of securities for the portfolio of the Portfolio. SEC rules require that commissions paid to an affiliated broker of a mutual fund for portfolio transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair" compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Directors of the Fund, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliated brokers and will review these procedures periodically.

   For the fiscal years ended December 31, 2002, 2003, and 2004, BLACKROCK LEGACY LARGE CAP GROWTH paid $3,553,070, $2,265,957, and $668,675, respectively, in brokerage commissions to Fred Alger and Company, Inc., an affiliated broker of the former subadviser to the Portfolio, Fred Alger Management, Inc. For the fiscal year ended December 31, 2004, 28.36% of the Portfolio's aggregate brokerage commissions were paid to this broker. For the period in 2004 during which Fred Alger Management, Inc. was subadviser to the Portfolio (January 1 through April 30), 60.5% of the Portfolio's aggregate dollar amount of transactions involving the payment of commissions was effected through this broker.

   For the fiscal year ended December 31, 2004, FI INTERNATIONAL STOCK paid $909 in brokerage commissions to Fidelity Capital Markets, an affiliated broker. For the fiscal year ended December 31, 2004, 0.08% of the Portfolio's aggregate brokerage commissions were paid to this broker and 0.05% of the Portfolio's aggregate dollar amount of transactions involving the payment of commissions was effected through this broker. There were no affiliated brokerage transactions in 2002 and 2003.

   For the fiscal year ended December 31, 2004, FI MID CAP OPPORTUNITIES paid $60,190 in brokerage commissions to Fidelity Capital Markets, an affiliated broker. For the fiscal year ended December 31, 2004, 1.22% of the Portfolio's aggregate brokerage commissions were paid to this broker and 0.05% of the Portfolio's aggregate dollar amount of transactions involving the payment of commissions was effected through this broker. There were no affiliated brokerage transactions in 2002 and 2003.

   For the fiscal years ended December 31, 2002, 2003, and 2004, FI VALUE LEADERS paid $857, $16,307, and $71,290, respectively, in brokerage commissions to Fidelity Capital Markets, an affiliated broker. For the fiscal year ended December 31, 2004, 3.06% of the Portfolio's aggregate brokerage commissions were paid to this broker and 0.06% of the Portfolio's aggregate dollar amount of transactions involving the payment of commissions was effected through this broker.

   For the fiscal years ended December 31, 2003, and 2004, JENNISON GROWTH paid a total of $7,400 and $6,445, respectively, in brokerage commissions to Wachovia Capital Markets, an affiliated broker. For the fiscal year ended December 31, 2004, 0.47% of the Portfolio's aggregate brokerage commissions were paid to this broker and 0.25% of the Portfolio's aggregate dollar amount of transactions involving the payment of commissions was effected through this broker. There were no affiliated brokerage transactions in 2002.

   For the fiscal years ended December 31, 2002, 2003, and 2004, HARRIS OAKMARK FOCUSED VALUE paid $246,659, $287,680 and $83,865, respectively, in brokerage commissions to Harris Associates Securities L.P., an affiliated broker of Harris Associates L.P. For the fiscal year ended December 31, 2004, 7.92% of the Portfolio's aggregate brokerage commissions were paid to this broker and 9.57% of the Portfolio's aggregate dollar amount of transactions involving the payment of commissions was effected through this broker.

   For the fiscal years ended December 31, 2002, 2003, and 2004, HARRIS OAKMARK LARGE CAP VALUE paid a total of $173,606, $78,596, and $76,818, respectively, in brokerage commissions to Harris Associates Securities, L.P., an affiliated broker. For the fiscal year ended December 31, 2004, 23.12% of the Portfolio's aggregate brokerage commissions were paid to this broker and 33.22% of the Portfolio's aggregate dollar amount of transactions involving the payment of commissions was effected through this broker.

   For the fiscal years ended December 31, 2002, 2003, and 2004, NEUBERGER BERMAN MID CAP VALUE paid a total of $196,958, $216,437 and $117,448, respectively, in brokerage commissions to Neuberger Berman, LLC and Lehman Brothers Inc., affiliated brokers. For the fiscal year ended December 31, 2004, 16.8% of the Portfolio's aggregate brokerage commissions were paid to these brokers and 17.11% of the Portfolio's aggregate dollar amount of transactions involving the payment of commissions was effected through these brokers.

Regular Broker-Dealers
______________________

   For each Portfolio that bought securities of its regular brokers or dealers (or of their parents) during the fiscal year ended December 31, 2004, the table below sets out the name of the broker or dealer and the aggregate value of the securities of the regular broker or dealer (or parent) held by the Portfolio as of December 31, 2004.

                                                          AGGREGATE VALUE OF
                                                         SECURITIES OF REGULAR
                                                           BROKER-DEALER OR
                                                      PARENT HELD BY PORTFOLIO AS
PORTFOLIO                    REGULAR BROKER OR DEALER    OF DECEMBER 31, 2004
---------                    ------------------------ ---------------------------
Capital Guardian U.S. Equity     Bank of America                      N/A
                                 Citigroup                            N/A
                                 Goldman Sachs                $ 1,924,740
                                 JPMorgan Chase & Co.         $11,787,730
                                 Morgan Stanley                       N/A
Davis Venture Value              JPMorgan Chase & Co.         $72,636,932

                                                              AGGREGATE VALUE OF SECURITIES OF
                                                                  REGULAR BROKER-DEALER OR
                                                               PARENT HELD BY PORTFOLIO AS OF
PORTFOLIO                            REGULAR BROKER OR DEALER        DECEMBER 31, 2004
---------                            ------------------------ --------------------------------
                                      Morgan Stanley                    $ 20,831,659
                                      State Street                      $  9,725,760
FI Value Leaders                      Bank of America                   $ 19,493,989
                                      Citigroup                         $  7,071,186
                                      Goldman Sachs                              N/A
                                      Lehman Brothers                   $  4,365,252
                                      Merrill Lynch                     $  9,138,833
                                      Morgan Stanley                    $  4,486,016
FI Mid Cap Opportunities              Lehman Brothers                            N/A
FI International Stock                Deutsche Bank                              N/A
                                      UBS                               $  4,143,288
Harris Oakmark Large Cap Value        Citigroup                         $ 10,546,602
                                      US Bancorp                        $  9,818,820
                                      Piper Jaffray                              N/A
Jennison Growth                       Goldman Sachs                     $ 11,662,884
                                      JPMorgan Chase & Co.              $ 20,786,869
                                      Citigroup                                  N/A
                                      State Street                               N/A
                                      Morgan Stanley                             N/A
                                      Lehman Brothers                   $  8,398,080
                                      Merrill Lynch                     $ 16,723,646
Lehman Brothers Aggregate Bond Index  Morgan Stanley                    $  1,381,282
MetLife Stock Index                   Bank of America                   $ 80,430,340
                                      Citigroup                         $105,958,323
                                      Goldman Sachs                     $ 21,346,927
                                      Lehman Brothers                   $  9,987,504
                                      Morgan Stanley                    $ 25,752,286
Neuberger Berman Mid Cap Value        Bear Stearns                      $ 11,550,799
Oppenheimer Global Equity             CSFB                              $  1,235,226
                                      Lehman Brothers                            N/A
                                      Goldman Sachs                              N/A
                                      Daiwa Securities                  $  1,184,246
Salomon Brothers Strategic Bond       JPMorgan Chase & Co               $    979,402
  Opportunities                       Morgan Stanley                    $    697,073

T. Rowe Price Large Cap Growth        Merrill Lynch                     $  2,922,753
                                      UBS                               $  3,665,592
                                      Citigroup                         $ 10,017,344
                                      Goldman Sachs                     $  1,550,196
                                      State Street                      $  5,275,488
T. Rowe Price Small Cap Growth        Legg Mason Wood Walker            $    831,428

Portfolio Turnover
__________________

   The portfolio turnover rates of each Portfolio for the last five fiscal years (or the life of the Portfolio for those Portfolios that have not been in existence for five years) are included in the Prospectus under "Financial Highlights." A Portfolio's turnover rate may vary significantly from time to time depending on the volatility of economic and market conditions. Variations in portfolio turnover rates may also be due to a fluctuating volume of subscriptions and redemptions or due to a change in a Portfolio's subadviser.

                                CODE OF ETHICS

   The Fund, MetLife, MetLife Advisers, and each subadviser have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act that establishes procedures for the detection and prevention of certain conflicts of interest, including activities by which persons having knowledge of the investments and investment intentions of the Fund might take advantage of that knowledge for their own benefit. Although each Code of Ethics does not prohibit employees who have knowledge of the investments and investment intentions of any Portfolio of the Fund from engaging in personal securities investing, it does regulate such personal securities investing so that conflicts of interest may be avoided.

                            DESCRIPTION OF THE FUND

   The Fund, an open-end management investment company registered under the 1940 Act, was formed on November 23, 1982 as corporation under the laws of Maryland pursuant to Articles of Incorporation (the "Articles") filed on November 23, 1982, as amended. On May 1, 2003, the Fund succeeded to the operations of seventeen series of the New England Zenith Fund, a Massachusetts business trust. Each of BLACKROCK BOND INCOME, BLACKROCK LEGACY LARGE CAP GROWTH, BLACKROCK MONEY MARKET, CAPITAL GUARDIAN U.S. EQUITY, DAVIS VENTURE VALUE, FI VALUE LEADERS, HARRIS OAKMARK FOCUSED VALUE, JENNISON GROWTH, LOOMIS SAYLES SMALL CAP, MFS INVESTORS TRUST, MFS TOTAL RETURN, SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES, SALOMON BROTHERS U.S. GOVERNMENT and ZENITH EQUITY was formerly a series of the New England Zenith Fund.

   Each Portfolio is classified under the 1940 Act as "diversified" except HARRIS OAKMARK FOCUSED VALUE and each ASSET ALLOCATION PORTFOLIO, which are non-diversified.

   Each Portfolio's issued and outstanding shares participate equally in dividends and distributions declared by such Portfolio and receive a portion (divided equally among all of the Portfolio's outstanding shares) of the Portfolio's assets (less liabilities) if the Portfolio is liquidated or dissolved. Liabilities which are not clearly assignable to a Portfolio are generally allocated among the Portfolios in proportion to their relative net assets. In the unlikely event that any Portfolio has liabilities in excess of its assets, the other Portfolios may be held responsible for the excess liabilities.

   Portfolio shares, when issued, are fully paid and non-assessable. In addition, there are no preference, preemptive, conversion, exchange or similar rights, and shares are freely transferable. Shares do not have cumulative voting rights.

   MetLife paid all of the organizational expenses of the Fund and will not be reimbursed.

   As of March 31, 2005, 100% of the outstanding voting securities of the Fund were owned by separate accounts of MetLife, NELICO, MetLife Investors and/or General American (or any affiliate of any such company), and may, from time to time, be owned by those separate accounts or the separate accounts and general accounts of such companies (or any affiliate of any such company). Therefore, as of March 31, 2005, MetLife, NELICO, MetLife Investors and General American were each presumed to be in control (as that term is defined in the 1940 Act) of the Fund.

Voting Rights
_____________

   Each share has one vote and fractional shares have fractional votes. When there is a difference of interests between the Portfolios, votes are counted on a per Portfolio basis; otherwise the shares of all Portfolios are totaled. Shares in a Portfolio not affected by a matter are not entitled to vote on that matter. A Portfolio-by-Portfolio vote may occur, for example, when there are proposed changes to a particular Portfolio's fundamental investment policies or advisory or distribution agreements.

   Each insurance company is the legal owner of shares attributable to variable life insurance and variable annuity contracts issued by its separate accounts, and has the right to vote those shares. Pursuant to the current view of the SEC staff, each insurance company will vote the shares held in each separate account registered with the SEC in accordance with instructions received from owners of variable life insurance and variable annuity contracts issued by that separate account. To the extent voting privileges are granted by the issuing insurance company to unregistered separate accounts, shares for which no timely instructions are received will be voted for, voted against, or withheld from voting on any proposition in the same proportion as the shares held in that separate account for all contracts for which voting instructions are received. All Fund shares held by the general investment account (or any unregistered separate account for which voting privileges are not extended) of each insurance company will be voted by that insurance company in the same proportion as the aggregate of (i) the shares for which voting instructions are received and (ii) the shares that are voted in proportion to such voting instructions are received. Shares held by certain eligible qualified retirement plans ("Qualified Plans") will vote directly and will not be voted in the same proportion as shares held by the Insurance Companies in their separate accounts registered as unit investment trusts.

Shareholder Meetings
____________________

   Regular annual shareholder meetings are not required and the Fund does not expect to have regular meetings. For certain purposes, the Fund is required to have a shareholder meeting. Examples of the reasons a meeting might be held are to: (a) approve certain agreements required by securities laws; (b) change fundamental investment objectives and restrictions of the Portfolios; and (c) fill vacancies on the Board of Directors when less than a majority have been elected by shareholders. The Fund assists with all shareholder communications. Except as mentioned above, directors will continue in office and may appoint directors for vacancies.

                                     TAXES

   Set forth below is a discussion of certain U.S. federal income tax consequences relating to the ownership of shares in the Portfolios by life insurance companies for the purpose of funding variable life insurance policies. This discussion does not purport to be complete or to deal with all aspects of federal income taxation. It deals only with the status of the Portfolios as regulated investment companies ("RICs") under subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and the application of the diversification rules of Section 817(h) of the Code. This discussion is based upon the present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive.

   The discussion below is generally based on the assumption that the shares of each Portfolio will be respected as owned by insurance company separate accounts. If this is not the case, the person or persons determined to own the Portfolios' shares will be currently taxed on the Portfolios' distributions, and on the proceeds of any redemption of the Portfolios' shares, under the Code rules.

   For information concerning the federal tax consequences to a holder of a variable contract, refer to the prospectus for the particular contract. Because insurance companies (and certain other investors) will be the only shareholders of a Portfolio, no attempt is made here to particularly describe the tax aspects of an investment in such a Portfolio.

   Each of the Portfolios intends to qualify each year as a RIC under Subchapter M of the Code. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. In order to qualify for the special tax treatment accorded RICs and their shareholders under the Code, each Portfolio must (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and certain other related income, including generally, certain gains from options, futures, and forward contracts derived with respect to its business of investing in such stock securities, or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter of the Portfolio's taxable year, (i) at least 50% of the market value of the Portfolio's assets is represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities limited in respect of any one issuer to an amount that does not exceed 10% of the outstanding voting securities of such issuer or 5% of the value of the Portfolio's total assets; and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government securities and securities of other RICs) of any one issuer or two or more issuers which the Portfolio controls and which are engaged in the same, similar or related trades or businesses.

   As a RIC, a Portfolio generally will not be subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the Portfolio's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. Each Portfolio intends to distribute substantially all of such income.

   If a Portfolio were to fail to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders, and (2) each insurance company separate account invested in the Portfolio would fail to satisfy the diversification requirements of Section 817(h) of the Code, described below, with the result that the contracts supported by that account would no longer be eligible for tax deferral. All distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for treatment as a RIC.

   A Portfolio's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Portfolio to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Portfolio may be required to sell securities in its portfolio that it otherwise would have continued to hold.

   Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Portfolio level. The excise tax is generally inapplicable to any RIC whose sole shareholders are either tax-exempt pension trusts or separate accounts of life insurance companies funding variable contracts. Although each Portfolio believes that it is not subject to the excise tax, each Portfolio intends to make the distributions required to avoid the imposition of the tax, provided such payments and distributions are determined to be in the best interest of such Portfolio's shareholders.

   A distribution will be treated as paid on December 31 of a calendar year if it is declared by the Portfolio in October, November or December of that year with a record date in such a month and paid by the Portfolio during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

   Each Portfolio also intends to comply with the separate diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder on certain insurance company separate accounts. These requirements, which are in addition to the diversification requirements imposed on the Portfolios by the 1940 Act and Subchapter M of the Code, place certain limitations on assets of each insurance company separate account used to fund variable contracts. Because Section 817(h) and those regulations treat the assets of a Portfolio as assets of the related separate account, these regulations are imposed on the assets of a Portfolio. Specifically, the regulations provide that, after a one year start-up period or, except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the total assets of the Portfolio may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. Government agency and instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets is attributable to cash and cash items (including receivables), U.S. Government securities and securities of other regulated investment companies. Failure by a Portfolio to satisfy the Section 817(h) requirements would generally cause the variable contracts to lose their favorable tax status and require a contract holder to include in ordinary income any income accrued under the contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury regulations, inadvertent failure to satisfy the applicable diversification requirements may be corrected, but such a correction would require a payment to the Internal Revenue Service based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure may also result in adverse tax consequences for the insurance company issuing the contracts.

   The Internal Revenue Service has indicated that a degree of investor control over the investment options underlying variable contracts may interfere with the tax-deferred treatment described above. The Treasury Department has issued rulings addressing the circumstances in which a variable contract owner's control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account, and is likely to issue additional rulings in the future. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income. A contract holder's control of the investments of the separate accounts in this case is similar to, but different in certain respects from, those described by the IRS in rulings. For example, certain Portfolios are more specific in focus than the investment strategies described in the IRS rulings in which "the ability to choose among broad investment strategies such as stocks, bonds, or money market instruments," and even those including narrower strategies, such as large company stocks, international stocks, small company stocks, mortgage-based securities, telecommunications stocks and financial services stocks, that were held not to constitute sufficient control over individual investment decisions so as to cause ownership of such investments to be attributable to contract owners in that case. The Regulations proposed by the Treasury Department in the summer of 2004 relating to (S) 817(h) and current published IRS guidance do not directly speak to the strategies such as those reflected in the Portfolio, described above. However, the IRS and the Treasury Department may in the future provide further guidance as to what it deems to constitute an impermissible level of "investor control" over a separate account's investments in funds such as the Portfolios, and such guidance could affect the treatment of the Portfolios described herein, including retroactively.

   In the event that additional rules or regulations are adopted, there can be no assurance that a Portfolio will be able to operate as currently described, or that such Portfolio will not have to change its investment objective or investment policies. A Portfolio's investment objective and investment policies may be modified as necessary to prevent any such prospective rules and regulations from causing variable contract owners to be considered the owners of the shares of the Portfolio.

   Under Treasury Regulations, if a shareholder recognizes a loss on a disposition of a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (including, for example, an insurance company holding separate account), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting, requirement, but under current guidance, shareholders of a regulated investment company are not excepted. This filing requirement applies even though, as a practical matter, any such loss would not, for example, reduce the taxable income of an insurance company. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.

   Investment by a Portfolio in "passive foreign investment companies" ("PFICs") could subject the Portfolio to U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Portfolio shareholders. However, a Portfolio also may make an election to mark the gains (and to a limited extent the losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Portfolio's taxable year. Such gains and losses are treated as ordinary income and loss. A Portfolio may also elect to treat a PFIC as a "qualified electing fund" ("QEF election"), in which case the Portfolio will be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Portfolio to avoid taxation. Making either of these elections therefore may require a Portfolio to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect a Portfolio's total return.

                                TRANSFER AGENT

   The transfer agent and the dividend paying agent for the Fund, MetLife, is located at One Madison Avenue, New York, New York 10010. MetLife receives no compensation for these services.

                             FINANCIAL STATEMENTS

   The financial statements of each Portfolio (other than the ASSET ALLOCATION PORTFOLIOS, which commenced operations on May 1, 2005) and the related reports of an independent registered public accounting firm included in the annual reports for the Portfolios for the year ended December 31, 2004 are incorporated herein by reference to the Fund's Annual Report as filed with the SEC on March 3, 2005.

                                INDEX SPONSORS

   The Prospectus describes certain aspects of the limited relationship the index sponsors have with the Fund.

   With respect to Standard & Poor's, neither the METLIFE STOCK INDEX PORTFOLIO or the METLIFE MID CAP STOCK INDEX PORTFOLIO is sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of either Portfolio or any member of the public regarding the advisability of investing in securities generally or in either Portfolio particularly or the ability of the S&P 500 Index or the S&P 400 MidCap Index to track general stock market performance. S&P's only relationship to the Licensee is S&P's grant of permission to the Licensee to use the S&P 500 Index or the S&P 400 MidCap Index which are determined, composed and calculated by S&P without regard to the Licensee or either Portfolio. S&P has no obligation to take the needs of the Licensee or the owners of this Portfolio into consideration in determining, composing or calculating the S&P 500 Index or the S&P 400 MidCap Index. S&P is not responsible for and has not participated in the determination of the prices and amount of this Portfolio or the timing of the issuance or sale of this Portfolio or in the determination or calculation of the equation by which this Portfolio is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of this Portfolio.

   S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR THE S&P 400 MIDCAP INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE LICENSEE, OWNERS OF THIS PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR THE S&P 400 MIDCAP INDEX OR ANY DATA INCLUDED THERE. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR THE S&P 400 MIDCAP INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

   In addition, with respect to Morgan Stanley, the Morgan Stanley EAFE(R) INDEX PORTFOLIO is not sponsored, endorsed, sold or promoted by Morgan Stanley. Morgan Stanley makes no representation or warranty, express or implied, to the owners of this Portfolio or any member of the public regarding the advisability of investing in funds generally or in this Portfolio particularly or the ability of the MSCI EAFE(R) index to track general stock market performance. Morgan Stanley is the licensor of certain trademarks, service marks and trade names of Morgan Stanley and of the MSCI EAFE(R) index which is determined, composed and calculated by Morgan Stanley without regard to the issuer of this Portfolio or this Portfolio. Morgan Stanley has no obligation to take the needs of the issuer of this Portfolio or the owners of this Portfolio into consideration in determining, composing or calculating the MSCI EAFE(R) index. Morgan Stanley is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of this Portfolio to be issued or in the determination or calculation of the equation by which this Portfolio is redeemable for cash. Morgan Stanley has no obligation or liability to owners of this Portfolio in connection with the administration, marketing or trading of this Portfolio.

   ALTHOUGH MORGAN STANLEY SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEXES FROM SOURCES WHICH MORGAN STANLEY CONSIDERS RELIABLE, NEITHER MORGAN STANLEY NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA INCLUDED THEREIN. NEITHER MORGAN STANLEY NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NEITHER MORGAN STANLEY NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MORGAN STANLEY HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A

PARTICULAR PURPOSE WITH RESPECT TO THE INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MORGAN STANLEY OR ANY OTHER PARTY HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. The MSCI EAFE(R) Index is the exclusive property of Morgan Stanley. Morgan Stanley Capital International is a service mark of Morgan Stanley and has been licensed for use by MetLife.

   With respect to Frank Russell Company, the RUSSELL 2000 INDEX PORTFOLIO is not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the Portfolio nor any associated literature or publications and Frank Russell Company makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise. Frank Russell Company reserves the right at any time and without notice, to alter, amend, terminate or in any way change its index. The Russell 2000(R) Index is a service mark of the Frank Russell Company. Russell/TM/ is a trademark of the Frank Russell Company. Frank Russell Company has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating the index. Frank Russell Company's publication of the index in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of investment in any or all securities upon which the index is based. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE INDEX OR ANY DATA INCLUDED IN THE INDEX. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION OR WARRANTY REGARDING THE USE, OR THE RESULTS OF USE, OF THE INDEX OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE INDEX. FRANK RUSSELL COMPANY MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING, WITHOUT MEANS OF LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

                  APPENDIX A-1 - DESCRIPTION OF BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.

                                      Aaa

   Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                      Aa

   Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. See Note 1.

                                       A

   Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future. See Note 1.

                                      Baa

   Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. See Note 1.

                                      Ba

   Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                                       B

   Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                                      Caa

   Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                                      Ca

   Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                                       C

   Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Should no rating be assigned by Moody's, the reason may be one of the following:

    (1) An application for rating was not received or accepted.

    (2) The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

    (3) There is a lack of essential data pertaining to the issue or issuer.

    (4) The issue was privately placed, in which case the rating is not published in Moody's publications.

NOTE 1: This rating may include the numerical modifier 1, 2 or 3 to provide a more precise indication of relative debt quality within the category, with 1 indicating the high end of the category, 2 the mid-range and 3 nearer the low end.

STANDARD & POOR'S RATINGS GROUP

                                      AAA

   This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

                                      AA

   Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

                                       A

   Bonds rated A have strong capacity to pay principal and interest although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

                                      BBB

   Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

                                BB, B, CCC, CC

   Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                                       C

   The rating C is reserved for income bonds on which no interest is being paid.

                                       D

   Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

   Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

FITCH, INC.

   LONG-TERM CREDIT RATINGS
   ________________________

      Investment Grade
      ________________

                                      AAA

   Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

                                      AA

   Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

                                       A

   High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

                                      BBB

   Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

   SPECULATIVE GRADE
   _________________

                                      BB

   Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

                                       B

   Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

                                  CCC, CC, C

   High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

                                  DDD, DD, D

   Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

   SHORT-TERM CREDIT RATINGS
   _________________________

   A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

                                      F1

   Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

                                      F2

   Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

                                      F3

   Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

                                       B

   Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions

                                       C

   High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

                                       D

   Default. Denotes actual or imminent payment default.

   "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category, to categories below "CCC," or to short-term ratings other than "F1."

   "NR" indicates that Fitch does not rate the issuer or issue in question.

   Withdrawn: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

   Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

   A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are "stable" could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

            APPENDIX A-2 - DESCRIPTION OF COMMERCIAL PAPER RATINGS

STANDARD & POOR'S CORPORATION

                                      A-1

   Commercial paper rated A-1 by S&P has the following characteristics:
Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Commercial paper within the A-1 category which has overwhelming safety characteristics is denoted "A-1+."

                                      A-2

   Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

MOODY'S INVESTORS SERVICE, INC.

                                      P-1

   The rating P-1 is the highest commercial paper rating assigned by Moody's.

                                      P-2

   Issuers rated P-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

   Among the factors considered by Moody's in assigning ratings are the following:

   (1) evaluation of the management of the issuer;

   (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas;

   (3) evaluation of the issuer's products in relation to competition and customer acceptance;

   (4) liquidity;

   (5) amount and quality of long-term debt;

   (6) trend of earnings over a period of ten years;

   (7) financial strength of a parent company and the relationships which exist with the issuer; and

   (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

                                  APPENDIX B

            INFORMATION ABOUT PROXY VOTING POLICIES AND PROCEDURES

BlackRock Advisors, Inc.
Capital Guardian Trust Company
Citigroup Asset Management (Salomon Brothers Asset Management Inc) Davis Selected Advisers, L.P.
Fidelity Management & Research Company
Franklin Advisers, Inc.
Harris Associates L.P.
Jennison Associates LLC
Loomis Sayles & Company, L.P.
Massachusetts Financial Services Company
Metropolitan Life Insurance Company
Neuberger Berman Management Inc.
OppenheimerFunds, Inc.
T. Rowe Price Associates, Inc.

                              PROXY VOTING POLICY
                              ___________________

                                      FOR

                           BLACKROCK ADVISORS, INC.
                           ________________________

               AND ITS AFFILIATED REGISTERED INVESTMENT ADVISERS
               _________________________________________________

Introduction
____________

   This Proxy Voting Policy ("Policy") for BlackRock Advisors, Inc. and its affiliated registered investment advisers ("BlackRock") reflects our duty as a fiduciary under the Investment Advisers Act of 1940 (the "Advisers Act") to vote proxies in the best interests of our clients. In addition, the Department of Labor views the fiduciary act of managing ERISA plan assets to include the voting of proxies. Proxy voting decisions must be made solely in the best interests of the pension plan's participants and beneficiaries. The Department of Labor has interpreted this requirement as prohibiting a fiduciary from subordinating the retirement income interests of participants and beneficiaries to unrelated objectives. The guidelines in this Policy have been formulated to ensure decision-making consistent with these fiduciary responsibilities.

   Any general or specific proxy voting guidelines provided by an advisory client or its designated agent in writing will supercede the specific guidelines in this Policy. BlackRock will disclose to our advisory clients information about this Policy as well as disclose to our clients how they may obtain information on how we voted their proxies. Additionally, BlackRock will maintain proxy voting records for our advisory clients consistent with the Advisers Act. For those of our clients that are registered investment companies, BlackRock will disclose this Policy to the shareholders of such funds and make filings with the Securities and Exchange Commission and make available to fund shareholders the specific proxy votes that we cast in shareholder meetings of issuers of portfolio securities in accordance with the rules and regulations under the Investment Company Act of 1940.

   Registered investment companies that are advised by BlackRock as well as certain of our advisory clients may participate in securities lending programs, which may reduce or eliminate the amount of shares eligible for voting by BlackRock in accordance with this Policy if such shares are out on loan and cannot be recalled in time for the vote.

   Implicit in the initial decision to retain or invest in the security of a corporation is approval of its existing corporate ownership structure, its management, and its operations. Accordingly, proxy proposals that would change the existing status of a corporation will be reviewed carefully and supported only when it seems clear that the proposed changes are likely to benefit the corporation and its shareholders. Notwithstanding this favorable predisposition, management will be assessed on an ongoing basis both in terms of its business capability and its dedication to the shareholders to ensure that our continued confidence remains warranted. If it is determined that management is acting on its own behalf instead of for the well being of the corporation, we will vote to support shareholder proposals, unless other mitigating circumstances are present.

   Additionally, situations may arise that involve an actual or perceived conflict of interest. For example, we may manage assets of a pension plan of a company whose management is soliciting proxies, or a BlackRock employee involved with managing an account may have a close relative who serves as a director or executive of a company that is soliciting proxies regarding securities held in such account. In all cases, the manner in which we vote proxies must be based on our clients' best interests and not the product of a conflict.

   This Policy and its attendant recommendations attempt to generalize a complex subject. It should be clearly understood that specific fact situations, including differing voting practices in jurisdictions outside the United States, might warrant departure from these guidelines. In such instances, the relevant facts will be considered, and if a vote contrary to these guidelines is indicated it will be cast and the reasons therefor recorded in writing.

   Section I of the Policy describes proxy proposals that may be characterized as routine and lists examples of the types of proposals we would typically support. Section II of the Policy describes various types of non-routine proposals and provides general voting guidelines. These non-routine proposals are categorized as those involving:

   A. Social Issues,

   B. Financial/Corporate Issues, and

   C. Shareholder Rights.

Finally, Section III of the Policy describes the procedures to be followed in casting a vote pursuant to these guidelines.

                                    SECTION I

                                 ROUTINE MATTERS
                                 _______________

Routine proxy proposals, amendments, or resolutions are typically proposed by management and meet the following criteria:

1. They do not measurably change the structure, management control, or operation of the corporation.

2. They are consistent with industry standards as well as the corporate laws of the state of incorporation.

                              Voting Recommendation
                              _____________________

BlackRock will normally support the following routine proposals:

1.   To increase authorized common shares.

2.   To  increase  authorized   preferred  shares  as  long  as  there  are  not
     disproportionate voting rights per preferred share.

3.   To elect or re-elect directors.

4.   To appoint or elect auditors.

5. To approve indemnification of directors and limitation of directors' liability.

6.   To establish compensation levels.

7.   To establish employee stock purchase or ownership plans.

8.   To set time and location of annual meeting.

                                  SECTION II

                             NON-ROUTINE PROPOSALS
                             _____________________

A. Social Issues
   _____________

   Proposals in this category involve issues of social conscience. They are typically proposed by shareholders who believe that the corporation's internally adopted policies are ill-advised or misguided.

                             Voting Recommendation
                             _____________________

   If we have determined that management is generally socially responsible, we will generally vote against the following shareholder proposals:

   1. To enforce restrictive energy policies.

   2. To place arbitrary restrictions on military contracting.

   3. To bar or place arbitrary restrictions on trade with other countries.

   4. To restrict the marketing of controversial products.

   5. To limit corporate political activities.

   6. To bar or restrict charitable contributions.

   7. To enforce a general policy regarding human rights based on arbitrary parameters.

   8. To enforce a general policy regarding employment practices based on arbitrary parameters.

   9. To enforce a general policy regarding animal rights based on arbitrary parameters.

   10.To place arbitrary restrictions on environmental practices.

B. Financial/Corporate Issues
   __________________________

   Proposals in this category are usually offered by management and seek to change a corporation's legal, business or financial structure.

                              Voting Recommendation
                              _____________________

   We will generally vote in favor of the following management proposals provided the position of current shareholders is preserved or enhanced:

   1. To change the state of incorporation.

   2. To approve mergers, acquisitions or dissolution.

   3. To institute indenture changes.

   4. To change capitalization.

C. Shareholder Rights
   __________________

   Proposals in this category are made regularly both by management and shareholders. They can be generalized as involving issues that transfer or realign board or shareholder voting power.

   We typically would oppose any proposal aimed solely at thwarting potential takeover offers by requiring, for example, super-majority approval. At the same time, we believe stability and continuity promote profitability. The guidelines in this area seek to find a middle road, and they are no more than guidelines. Individual proposals may have to be carefully assessed in the context of their particular circumstances.

                             Voting Recommendation
                             _____________________

   We will generally vote for the following management proposals:

   1. To require majority approval of shareholders in acquisitions of a controlling share in the corporation.

   2. To institute staggered board of directors.

   3. To require shareholder approval of not more than 66 2/3% for a proposed amendment to the corporation's by-laws.

   4. To eliminate cumulative voting.

   5. To adopt anti-greenmail charter or by-law amendments or to otherwise restrict a company's ability to make greenmail payments.

   6. To create a dividend reinvestment program.

   7. To eliminate preemptive rights.

   8. To eliminate any other plan or procedure designed primarily to discourage a takeover or other similar action (commonly known as a "poison pill").

   We will generally vote against the following management proposals:

   1. To require greater than 66 2/3% shareholder approval for a proposed amendment to the corporation's by-laws ("super-majority provisions").

   2. To require that an arbitrary fair price be offered to all shareholders that is derived from a fixed formula ("fair price amendments").

   3. To authorize a new class of common stock or preferred stock which may have more votes per share than the existing common stock.

   4. To prohibit replacement of existing members of the board of directors.

   5. To eliminate shareholder action by written consent without a shareholder meeting.

   6. To allow only the board of directors to call a shareholder meeting or to propose amendments to the articles of incorporation.

   7. To implement any other action or procedure designed primarily to discourage a takeover or other similar action (commonly known as a "poison pill").

   8. To limit the ability of shareholders to nominate directors.

   We will generally vote for the following shareholder proposals:

   1. To rescind share purchases rights or require that they be submitted for shareholder approval, but only if the vote required for approval is not more than 66 2/3%.

   2. To opt out of state anti-takeover laws deemed to be detrimental to the shareholder.

   3. To change the state of incorporation for companies operating under the umbrella of anti-shareholder state corporation laws if another state is chosen with favorable laws in this and other areas.

   4. To eliminate any other plan or procedure designed primarily to discourage a takeover or other similar action.

   5. To permit shareholders to participate in formulating management's proxy and the opportunity to discuss and evaluate management's director nominees, and/or to nominate shareholder nominees to the board.

   6. To require that the board's audit, compensation, and/or nominating committees be comprised exclusively of independent directors.

   7. To adopt anti-greenmail charter or by-law amendments or otherwise restrict a company's ability to make greenmail payments.

   8. To create a dividend reinvestment program.

   9. To recommend that votes to "abstain" not be considered votes "cast" at an annual meeting or special meeting, unless required by state law.

   10.To require that "golden parachutes" be submitted for shareholder ratification.

   We will generally vote against the following shareholder proposals:

   1. To restore preemptive rights.

   2. To restore cumulative voting.

   3. To require annual election of directors or to specify tenure.

   4. To eliminate a staggered board of directors.

   5. To require confidential voting.

   6. To require directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

   7. To dock director pay for failing to attend board meetings.

                                  SECTION III

                                VOTING PROCESS
                                ______________

   BlackRock has engaged a third-party service provider to assist us in the voting of proxies. These guidelines have been provided to this service provider, who then analyzes all proxy solicitations we receive for our clients and makes recommendations to us as to how, based upon our guidelines, the relevant votes should be cast. These recommendations are set out in a report that is provided to the relevant Portfolio Management Group team, who must approve the proxy vote in writing and return such written approval to the Operations Group. If any authorized member of a Portfolio Management Group team desires to vote in a manner that differs from the recommendations, the reason for such differing vote shall be noted in the written approval form. A copy of the written approval form is attached as an exhibit. The head of each relevant Portfolio Management Group team is responsible for making sure that proxies are voted in a timely manner. The Brokerage Allocation Committee shall receive regular reports of all proxy votes cast to review how proxies have been voted, including reviewing votes that differ from recommendations made by our third-party service provider and votes that may have involved a potential conflict of interest. The Committee shall also review these guidelines from time to time to determine their continued appropriateness and whether any changes to the guidelines or the proxy voting process should be made.

   IF THERE IS ANY POSSIBILITY THAT THE VOTE MAY INVOLVE A MATERIAL CONFLICT OF INTEREST BECAUSE, FOR EXAMPLE, THE ISSUER SOLICITING THE VOTE IS A BLACKROCK CLIENT OR THE MATTER BEING VOTED ON INVOLVES BLACKROCK, PNC OR ANY AFFILIATE (INCLUDING A PORTFOLIO MANAGEMENT GROUP EMPLOYEE) OF EITHER OF THEM, PRIOR TO APPROVING SUCH VOTE, THE BROKERAGE ALLOCATION COMMITTEE MUST BE CONSULTED AND THE MATTER DISCUSSED. The Committee, in consultation with the Legal and Compliance Department, shall determine whether the potential conflict is material and if so, the appropriate method to resolve such conflict, based on the particular facts and circumstances, the importance of the proxy issue, whether the Portfolio Management Group team is proposing a vote that differs from recommendations made by our third-party service provider with respect to the issue and the nature of the conflict, so as to ensure that the voting of the proxy is not affected by the potential conflict. If the conflict is determined not to be material, the relevant Portfolio Management Group team shall vote the proxy in accordance with this Policy. Determinations of the Committee with respect to votes involving material conflicts of interest shall be documented in writing and maintained for a period of at least six years.

   With respect to votes in connection with securities held on a particular record date but sold from a client account prior to the holding of the related meeting, BlackRock may take no action on proposals to be voted on in such meeting.

   With respect to voting proxies of non-U.S. companies, a number of logistical problems may arise that may have a detrimental effect on BlackRock's ability to vote such proxies in the best interests of our clients. These problems include, but are not limited to, (i) untimely and/or inadequate notice of shareholder meetings, (ii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes, (iii) requirements to vote proxies in person, if not practicable, (iv) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting, and (v) impracticable or inappropriate requirements to provide local agents with power of attorney to facilitate the voting instructions. Accordingly, BlackRock may determine not to vote proxies if it believes that the restrictions or other detriments associated with such vote outweigh the benefits that will be derived by voting on the company's proposal.

                             *    *    *    *    *

   Any questions regarding this Policy may be directed to the General Counsel of BlackRock.

Approved: October 21, 1998

Revised: May 27, 2003

                        CAPITAL GUARDIAN TRUST COMPANY
                      PROXY VOTING POLICY AND PROCEDURES

POLICY
______

Capital Guardian Trust Company ("CGTC") provides investment management services to clients that include, among others, corporate and public pension plans, foundations and endowments and unaffiliated registered investment companies. CGTC's Personal Investment Management Division ("PIM") provides investment management and fiduciary services, including trust and estate administration, primarily to high net-worth individuals and families. CGTC considers proxy voting an important part of those management services, and as such, CGTC seeks to vote the proxies of securities held by clients in accounts for which it has proxy voting authority in the best interest of those clients. The procedures that govern this activity are reasonably designed to ensure that proxies are voted in the best interest of CGTC's clients.

FIDUCIARY RESPONSIBILITY AND LONG-TERM SHAREHOLDER VALUE

CGTC's fiduciary obligation to manage its accounts in the best interest of its clients extends to proxy voting. When voting proxies, CGTC considers those factors which would affect the value of its clients' investment and acts solely in the interest of, and for the exclusive purpose of providing benefits to, its clients. As required by ERISA, CGTC votes proxies solely in the interest of the participants and beneficiaries of retirement plans and does not subordinate the interest of participants and beneficiaries in their retirement income to unrelated objectives.

CGTC believes the best interests of clients are served by voting proxies in a way that maximizes long-term shareholder value. Therefore, the investment professionals responsible for voting proxies have the discretion to make the best decision given the individual facts and circumstances of each issue. Proxy issues are evaluated on their merits and considered in the context of the analyst's knowledge of a company, its current management, management's past record, and CGTC's general position on the issue. In addition, many proxy issues are reviewed and voted on by a proxy voting committee comprised primarily of investment professionals, bringing a wide range of experience and views to bear on each decision.

As the management of a portfolio company is responsible for its day to day operations, CGTC believes that management, subject to the oversight of its board of directors, is often in the best position to make decisions that serve the interests of shareholders. However, CGTC votes against management on proposals where it perceives a conflict may exist between management and client interests, such as those that may insulate management or diminish shareholder rights. CGTC also votes against management in other cases where the facts and circumstances indicate that the proposal is not in its clients' best interests.

SPECIAL REVIEW

From time to time CGTC may vote a) on proxies of portfolio companies that are also clients of CGTC or its affiliates, b) on shareholder proposals submitted by clients, or c) on proxies for which clients have publicly supported or actively solicited CGTC or its affiliates to support a particular position. When voting these proxies, CGTC analyzes the issues on their merits and does not consider any client relationship in a way that interferes with its responsibility to vote proxies in the best interest of its clients. The CGTC Special Review Committee reviews certain of these proxy decisions for improper influences on the decision-making process and takes appropriate action, if necessary.

PROCEDURES
__________

PROXY REVIEW PROCESS

Associates in CGTC's proxy voting department, along with compliance associates from the legal department, are responsible for coordinating the voting of proxies. These associates work with outside proxy voting service providers and custodian banks and are responsible for coordinating and documenting the internal review of proxies.

The proxy voting department reviews each proxy ballot for standard and non-standard items. Standard proxy items are typically voted with management unless the research analyst who follows the company or a member of an investment or proxy voting committee requests additional review. Standard items currently include the uncontested election of directors, ratifying auditors, adopting reports and accounts, setting dividends and allocating profits for the prior year and certain other administrative items.

All other items are sent by the proxy voting department to the research analyst who follows the company. The analyst reviews the proxy statement and makes a recommendation about how to vote on the issues based on his or her in-depth knowledge of the company. Recommendations to vote with management on certain limited issues are voted accordingly. All other non-standard issues receive further consideration by a proxy voting committee, which reviews the issue and the analyst's recommendation, and decides how to vote. A proxy voting committee may escalate to the full investment committee(s) those issues for which it believes a broader review is warranted. Four proxy voting committees specialize in regional mandates and review the proxies of portfolio companies within their mandates. The proxy voting committees are comprised primarily of members of CGTC's and its affiliates' investment committees and their activity is subject to oversight by those committees.

For securities held only in PIM accounts, non-standard items are sent to those associates to whom the CGTC Investment Committee has delegated the review and voting of proxies. These associates may forward certain proposals to the appropriate investment committee for discussion and a formal vote if they believe a broader review is warranted.

CGTC seeks to vote all of its clients' proxies. In certain circumstances, CGTC may decide not to vote a proxy because the costs of voting outweigh the benefits to its clients (e.g., when voting could lead to share blocking where CGTC wishes to retain flexibility to trade shares). In addition, proxies with respect to securities on loan through client directed lending programs are not available to CGTC to vote and therefore are not voted.

PROXY VOTING GUIDELINES

CGTC has developed proxy voting guidelines that reflect its general position and practice on various issues. To preserve the ability of decision makers to make the best decision in each case, these guidelines are intended only to provide context and are not intended to dictate how the issue must be voted. The guidelines are reviewed and updated as necessary, but at least annually, by the appropriate proxy voting and investment committees.

CGTC's general positions related to corporate governance, capital structure, stock option and compensation plans and social and corporate responsibility issues are reflected below.

  .   Corporate governance. CGTC supports strong corporate governance
      ____________________
      practices. It generally votes against proposals that serve as anti-takeover devices or diminish shareholder rights, such as poison pill plans and supermajority vote requirements, and generally supports proposals that encourage responsiveness to shareholders, such as initiatives to declassify the board. Mergers and acquisitions, reincorporations and other corporate restructurings are considered on a case-by-case basis, based on the investment merits of the proposal.

  .   Capital structure. CGTC generally supports increases to capital stock for
      _________________
      legitimate financing needs. It generally does not support changes in capital stock that can be used as anti-takeover devices, such as the creation of or increase in blank-check preferred stock or of a dual class capital structure with different voting rights.

  .   Stock option compensation plans. CGTC supports the concept of
      _______________________________
      stock-related compensation plans as a way to align employee and shareholder interests. However, plans that include features which undermine the connection between employee and shareholder interests generally are not supported. CGTC considers the following factors when voting on proposals related to new plans or changes to existing plans: the exercise price of the options, the size of the overall plan and/or the size of the increase, the historical dilution rate, whether the plan permits option repricing, the duration of the plan, and the needs of the company. Additionally, CGTC supports option expensing in theory and will generally support shareholder proposals on option expensing if such proposal language is non-binding and does not require the company to adopt a specific expensing methodology.

  . Social and corporate responsibility. CGTC votes on these issues based on the potential impact to the value of its clients' investment in the portfolio company.

SPECIAL REVIEW PROCEDURES

If a research analyst has a personal conflict in making a voting recommendation on a proxy issue, he or she must disclose such conflict, along with his or her recommendation. If a member of the proxy voting committee has a personal conflict in voting the proxy, he or she must disclose such conflict to the appropriate proxy voting committee and must not vote on the issue.

Clients representing 0.0025 or more of assets under investment management across all affiliates owned by The Capital Group Companies, Inc. (CGTC's parent company), are deemed to be "Interested Clients". Each proxy is reviewed to determine whether the portfolio company, a proponent of a shareholder proposal, or a known supporter of a particular proposal is an Interested Client. If the voting decision for a proxy involving an Interested Client is against such client, then it is presumed that there was no undue influence in favor of the Interested Client. If the decision is in favor of the Interested Client, then the decision, the rationale for such decision, information about the client relationship and all other relevant information is reviewed by the Special Review Committee ("SRC"). The SRC determines whether the decision was in the best interest of CGTC's clients and may accept or override the decision, or determine another course of action. The SRC is comprised of senior representatives from CGTC's and its affiliates' investment and legal groups and does not include representatives from the marketing department.

Any other proxy will be referred to the SRC if facts or circumstances warrant further review.

CGTC'S PROXY VOTING RECORD

Upon client request, CGTC will provide reports of its proxy voting record as it relates to the securities held in the client's account(s) for which CGTC has proxy voting authority.

ANNUAL ASSESSMENT

CGTC will conduct an annual assessment of this proxy voting policy and related procedures.

EFFECTIVE DATE

This policy is effective as of August 1, 2003.

                  PROXY VOTING GUIDELINES & PROCEDURES SUMMARY

                 CONCERNING CITIGROUP ASSET MANAGEMENT/1/ (CAM)
                      PROXY VOTING POLICIES AND PROCEDURES

The following is a brief overview of the Proxy Voting Policies and Procedures (the "Policies") that CAM has adopted to seek to ensure that CAM votes proxies relating to equity securities in the best interest of clients.

CAM votes proxies for each client account with respect to which it has been authorized to vote proxies. In voting proxies, CAM is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. CAM attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. CAM may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, the CAM adviser (business unit) continues to retain responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A CAM business unit or investment team (e.g. CAM's Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, CAM will comply with a client direction to vote proxies in accordance with
--------
/1/ Citigroup Asset Management comprises Salomon Brothers Asset Management Inc, Smith Barney Asset Management ( a division of Citigroup Global Markets Inc.), Citibank Global Asset Management ( a unit of Citibank, N.A.), Smith Barney Fund Management LLC, Citi Fund Management Inc. and other investment adviser affiliates.

Institutional Shareholder Services' (ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

In furtherance of CAM's goal to vote proxies in the best interest of clients, CAM follows procedures designed to identify and address material conflicts that may arise between CAM's interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of CAM with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM's business, and (ii) to bring conflicts of interest of which they become aware to the attention of CAM's compliance personnel. CAM also maintains and considers a list of significant CAM relationships that could present a conflict of interest for CAM in voting proxies. CAM is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which CAM decides to vote a proxy, CAM generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for CAM in voting proxies with respect to such issuer. Such position is based on the fact that CAM is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between CAM and certain other Citigroup business units.

CAM maintains a Proxy Voting Committee to review and address conflicts of interest brought to its attention by CAM compliance personnel. A proxy issue that will be voted in accordance with a stated CAM position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because CAM's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, CAM's decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, CAM may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

                          SUMMARY OF DAVIS ADVISORS'
                          __________________________
                     PROXY VOTING PROCEDURES AND POLICIES
                     ____________________________________
                                 APRIL 1, 2004
                                 _____________

Davis Selected Advisers, L.P. ("Davis Advisors") votes on behalf of its clients in matters of corporate governance through the proxy voting process. Davis Advisors takes its ownership responsibilities very seriously and believes the right to vote proxies for its clients' holdings is a significant asset of the clients. Davis Advisors exercises its voting responsibilities as a fiduciary, solely with the goal of maximizing the value of its clients' investments.

Davis Advisors votes proxies with a focus on the investment implications of each issue. For each proxy vote, Davis Advisors takes into consideration its duty to clients and all other relevant facts available to Davis Advisors at the time of the vote. Therefore, while these guidelines provide a framework for voting, votes are ultimately cast on a case-by-case basis.

Davis Advisors has adopted written Proxy Voting Procedures and Policies and established a Proxy Oversight Group to oversee voting policies and deal with potential conflicts of interest. In evaluating issues, the Proxy Oversight Group may consider information from many sources, including the portfolio manager for each client account, management of a company presenting a proposal, shareholder groups, and independent proxy research services.

Clients may obtain a copy of Davis Advisors' Proxy Voting Procedures and Policies, and/or a copy of how their own proxies were voted, by writing to:

   Davis Selected Advisers, L.P.
   Attn: Chief Compliance Officer
   2949 East Elvira Road, Suite 101
   Tucson, Arizona, 85706

A copy of Davis Advisors' Proxy Voting Procedures and Policies is also included in Davis Advisors' Form ADV Part II.

GUIDING PRINCIPLES

Creating Value for Existing Shareholders. The most important factors that we
________________________________________
consider in evaluating proxy issues are: (i) the Company's or management's long-term track record of creating value for shareholders. In general, we will consider the recommendations of a management with a good record of creating value for shareholders as more credible than the recommendations of managements with a poor record; (ii) whether, in our estimation, the current proposal being considered will significantly enhance or detract from long-term value for existing shareholders; and (iii) whether a poor record of long term performance resulted from poor management or from factors outside of managements control.

Other factors which we consider may include:

(a) Shareholder Oriented Management. One of the factors that Davis Advisors
    _______________________________
considers in selecting stocks for investment is the presence of shareholder-oriented management. In general, such managements will have a large ownership stake in the company. They will also have a record of taking actions and supporting policies designed to increase the value of the company's shares and thereby enhance shareholder wealth. Davis Advisors' research analysts are active in meeting with top management of portfolio companies and in discussing their views on policies or actions which could enhance shareholder value. Whether management shows evidence of responding to reasonable shareholder suggestions, and otherwise improving general corporate governance, is a factor which may be taken into consideration in proxy voting.

(b) Allow responsible management teams to run the business. Because we try
    ______________________________________________________
generally to invest with "owner oriented" managements (see above), we vote with the recommendation of management on most routine matters, unless circumstances such as long standing poor performance or a change from our initial assessment indicate otherwise. Examples include the election of directors and ratification of auditors. Davis Advisors supports policies, plans and structures that give management teams appropriate latitude to run the business in the way that is most likely to maximize value for owners. Conversely, Davis Advisors opposes proposals that limit management's ability to do this. Davis Advisors will generally vote with management on shareholder social and environmental proposals on the basis that their impact on share value is difficult to judge and is therefore best done by management.

(c) Preserve and expand the power of shareholders in areas of corporate
    ___________________________________________________________________
governance. Equity shareholders are owners of the business, and company boards
__________
and management teams are ultimately accountable to them. Davis Advisors supports policies, plans and structures that promote accountability of the board and management to owners, and align the interests of the board and management with owners. Examples include: annual election of all board members, cumulative voting, and incentive plans that are contingent on delivering value to shareholders. Davis Advisors generally opposes proposals that reduce accountability or misalign interests, including but not limited to classified boards, poison pills, excessive option plans, and repricing of options.

Davis Advisors exercises its professional judgment in applying these principles to specific proxy votes. Davis Advisors Proxy Procedures and Policies provides additional explanation of the analysis which Davis Advisors may conduct when applying these guiding principles to specific proxy votes.

CONFLICTS OF INTEREST

A potential conflict of interest arises when Davis Advisors has business interests that may not be consistent with the best interests of its client. In reviewing proxy issues to identify any potential material conflicts between Davis Advisors' interests and those of its clients,

Davis Advisors' Proxy Oversight Group is charged with resolving material potential conflicts of interest which it becomes aware of. It is charged with resolving conflicts in a manner that is consistent with the best interests of clients. There are many acceptable methods of resolving potential conflicts, and the Proxy Oversight Group exercises its judgment and discretion to determine an appropriate means of resolving a potential conflict in any given situation:

   (1) Votes consistent with the "General Proxy Voting Policies," are presumed to be consistent with the best interests of clients;

   (2) Davis Advisors may disclose the conflict to the client and obtain the client's consent prior to voting the proxy;

   (3)  Davis Advisors may obtain guidance from an independent third party;

   (4)  The potential conflict may be immaterial; or

   (5) Other reasonable means of resolving potential conflicts of interest which effectively insulate the decision on how to vote client proxies from the conflict.

                     Fidelity Fund Proxy Voting Guidelines

                        (Funds Sub-advised by FMR Co.)

                                  March 2004

   The following Proxy Voting Guidelines were established by the Fidelity Board of Trustees of the funds, after consultation with Fidelity Management & Research Company (FMR), the subadviser to the FI Value Leaders, FI Mid Cap Opportunities, and the FI International Equity Portfolios. (The guidelines are reviewed periodically by FMR and by the non-interested Trustees of the Fidelity funds, and, accordingly, are subject to change.)

I. General Principles

   A. Except as set forth herein, portfolio securities should generally be voted in favor of incumbent directors and in favor of routine management proposals. In general, FMR will oppose shareholder proposals that do not appear reasonably likely to enhance the economic returns or profitability of the portfolio company or to maximize shareholder value.

   B. Non-routine proposals covered by the following guidelines should generally be voted in accordance with the guidelines.

   C. Non-routine proposals not covered by the following guidelines or other special circumstances should be evaluated by the appropriate FMR analyst or portfolio manager, subject to review by the President or General Counsel of FMR or the General Counsel of FMR Corp. A significant pattern of such non-routine proposals or other special circumstances should be referred to the Operations Committee or its designee.

II. Portfolio shares should generally be voted against anti-takeover proposals, including:

   A. Fair Price Amendments, except those that consider only a two year price history and are not accompanied by other anti-takeover measures.

   B. Classified Boards. FMR will generally vote in favor of proposals to declassify a board of directors. FMR will consider voting against such a proposal if the issuer's Articles of Incorporation or applicable statute includes a provision whereby a majority of directors may be removed at any time, with or without cause, by written consent, or other reasonable procedures, by a majority of shareholders entitled to vote for the election of directors.

   C. Authorization of "Blank Check" Preferred Stock.

   D. Golden Parachutes:

      1. Accelerated options and/or employment contracts that will result in a lump sum payment of more than three times annual compensation (salary and bonus) in the event of termination.

      2. Compensation contracts for outside directors.

      3. Tin Parachutes that cover a group beyond officers and directors and permit employees to voluntarily terminate employment and receive payment.

      4. Adoption of a Golden or Tin Parachute will result in our withholding authority in the concurrent or next following vote on the election of directors.

   E. Supermajority Provisions.

   F. Poison Pills:

      1. Introduction of a Poison Pill without shareholder approval will result in FMR withholding authority in the concurrent or next following vote on the election of directors. In addition, extension of an existing Poison Pill or the adoption of a new Poison Pill without shareholder approval upon the expiration of an existing Pill will result in FMR withholding authority in the concurrent or next following vote on the election of directors.

      2. FMR will consider not withholding its authority on the election of directors if (a) the board has adopted a Poison Pill with a sunset provision; (b) the Pill is linked to a business strategy that will result in greater value for the shareholders; (c) the term is less than 5 years; and (d) shareholder approval is required to reinstate the expired Pill. In addition, the Funds will consider not withholding authority on the election of directors if company management indicates that the board is willing to strongly consider seeking shareholder ratification of, or adding a sunset provision meeting the above conditions to, an existing Pill. In such a case, if the company does not take appropriate action prior to the next annual shareholder meeting, the Funds would withhold their vote from the election of directors at that next meeting.

      3. FMR will generally withhold authority on the election of directors if a company refuses, upon request by FMR, to amend a Poison Pill Plan to allow the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities. On a case-by-case basis, FMR may determine not to withhold authority on the election of directors if a company's Poison Pill Plan, although imposing an aggregate ownership position limit of less than 20%, in the judgment of FMR provides the funds with sufficient investment flexibility.

      4. Portfolio shares will be voted for shareholder proposals requiring or recommending that shareholders be given an opportunity to vote on the adoption of poison pills.

      5. If shareholders are requested to approve adoption of a Poison Pill plan, the Funds will, in general, consider voting in favor of the Poison Pill plan if: (a) the board has adopted a Poison Pill with a sunset provision; (b) the Pill is determined to be linked to a business strategy that will result in greater value for the shareholders; (c) the term is generally not longer than 5 years; (d) shareholder approval is required to reinstate an expired Pill; (e) the Pill contains a provision suspending its application, by shareholder referendum, in the event a potential acquirer announces a bona fide offer, made for all outstanding shares; and (f) the Pill allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities. On a case-by-case basis, FMR may determine to vote in favor of a company's Poison Pill Plan if the Plan, although imposing an aggregate ownership position limit of less than 20%, in the judgment of FMR provides the funds with sufficient investment flexibility.

   G. Elimination of, or limitation on, shareholder rights (e.g., action by written consent, ability to call meetings, or remove directors).

   H. Transfer of authority from shareholders to directors.

   I. Reincorporation in another state (when accompanied by anti-takeover provisions).

III. Stock Option Plans

   A. Stock Option plans should be evaluated on a case-by-case basis. Portfolio shares should generally be voted against Stock Option Plan adoptions or amendments to authorize additional shares if:

      1. The dilution effect of the shares authorized under the plan, plus the shares reserved for issuance pursuant to all other stock plans, is greater than 10%. However, for companies with a smaller market capitalization, the dilution effect may not be greater than 15%. If the plan fails this test, the dilution effect may be evaluated relative to any unusual factor involving the company.

      2. The offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus.

      3. The Board may, without shareholder approval, (i) materially increase the benefits accruing to participants under the plan, (ii) materially increase the number of securities which may be issued under the plan, or (iii) materially modify the requirements for participation in the plan.

      4. The granting of options to non-employee directors is subject to management discretion, the plan is administered by a compensation committee not comprised entirely of non-employee directors or the plan is administered by a board of directors not comprised of a majority of non-employee directors, versus non-discretionary grants specified by the plan's terms.

      5. However, a modest number of shares may be available for grant to employees and non-employee directors without complying with Guidelines 2, 3 and 4 immediately above if such shares meet both of two conditions:

         a. They are granted by a compensation committee composed entirely of independent directors.

         b. They are limited to 5% (large capitalization company) and 10% (small capitalization company) of the shares authorized for grant under the plan.

      6. The plan's terms allow repricing of underwater options, or the Board/Committee has repriced options outstanding under the plan in the past 2 years. However, option repricing may be acceptable if all of the following conditions, as specified by the plan's express terms, or board resolution, are met:

         a. The repricing is authorized by a compensation committee composed entirely of independent directors to fulfill a legitimate corporate purpose such as retention of a key employee;

         b. The repricing is rarely used and then only to maintain option value due to extreme circumstances beyond management's control; and

         c. The repricing is limited to no more than 5% (large capitalization company) or 10% (small capitalization company) of the shares currently authorized for grant under the plan.

      7. Furthermore, if a compensation committee composed entirely of independent directors determines that options need to be granted to employees other than the company's executive officers, that no shares are currently available for such options under the company's existing plans, and that such options need to be granted before the company's next shareholder meeting, then the company may reprice options in an amount not to exceed an additional 5% or 10%, as applicable, if such company seeks authorization of at least that amount at the very next shareholders' meeting.

      8. For purposes of this Guideline III, a large capitalization company generally means a company in the Russell 1000; the small capitalization company category generally includes all companies outside the Russell 1000.

   B. FMR will generally withhold its authority on the election of directors if, within the last year and without shareholder approval, the company's board of directors or compensation committee has repriced outstanding options held by officers or directors which, together with all other options repriced under the same stock option plan (whether held by officers, directors or other employees) exceed 5% (for a large capitalization company) or 10% (for a small capitalization company) of the shares authorized for grant under the plan.

   C. Proposals to reprice outstanding stock options should be evaluated on a case-by-case basis. FMR will consider supporting a management proposal to reprice outstanding options based upon whether the proposed repricing is consistent with the interests of shareholders, taking into account such factors as:

      1. Whether the repricing proposal excludes senior management and directors;

      2. Whether the options proposed to be repriced exceeded FMR's dilution thresholds when initially granted;

      3. Whether the repricing proposal is value neutral to shareholders based upon an acceptable options pricing model;

      4. The company's relative performance compared to other companies within the relevant industry or industries;

      5. Economic and other conditions affecting the relevant industry or industries in which the company competes; and

      6. Any other facts or circumstances relevant to determining whether a repricing proposal is consistent with the interests of shareholders.

IV. Restricted Stock Awards ("RSA") should be evaluated on a case-by-case basis. Portfolio shares should generally be voted against RSA adoptions or amendments to authorize additional shares if:

   A. The dilution effect of the shares authorized under the plan, plus the shares reserved for issuance pursuant to all other stock plans, is greater than 10%. However, for companies with a smaller market capitalization, the dilution effect may not be greater than 15%. If the plan fails this test, the dilution effect may be evaluated relative to any unusual factor involving the company.

   B. The Board may materially alter the RSA without shareholder approval, including a provision that allows the Board to lapse or waive restrictions at its discretion.

   C. The granting of RSAs to non-employee directors is subject to management discretion, versus non-discretionary grants specified by the plan's terms.

   D. The restriction period is less than 3 years. RSAs with a restriction period of less than 3 years but at least 1 year are acceptable if the RSA is performance based.

   E. However, a modest number of shares may be available for grant to employees and non-employee directors without complying with Guidelines B, C and D immediately above if such shares meet both of two conditions:

      1. They are granted by a compensation committee composed entirely of independent directors.

      2. They are limited to 5% (large capitalization company) and 10% (small capitalization company) of the shares authorized for grant under the plan.

   F. For purposes of this Guideline IV, a large capitalization company generally means a company in the Russell 1000; the small capitalization company category generally includes all companies outside the Russell 1000.

   G. Proposals to grant restricted stock in exchange for options should be evaluated on a case-by-case basis. FMR will consider supporting a management proposal to grant restricted stock awards in exchange for options based upon whether the proposed exchange is consistent with the interests of shareholders, taking into account such factors as:

      1. Whether the restricted stock award exchange proposal excludes senior management and directors;

      2. Whether the options proposed to be exchanged exceeded FMR's dilution thresholds when initially granted;

      3. Whether the restricted stock award exchange proposal is value neutral to shareholders based upon an acceptable stock award pricing model;

      4. The company's relative performance compared to other companies within the relevant industry or industries;

      5. Economic and other conditions affecting the relevant industry or industries in which the company competes; and

      6. Any other facts or circumstances relevant to determining whether a restricted stock award exchange proposal is consistent with the interests of shareholders.

V. Other Stock-Related Plans should be evaluated on a case-by-case basis:

   A. Omnibus Stock Plans - vote against entire plan if one or more component violates any of the criteria in parts III or IV above, except if the component is de minimus. In the case of an omnibus stock plan, the 5% and 10% limits in Guidelines III and IV will be measured against the total number of shares under all components of such plan.

   B. Employee Stock Purchase Plans - vote against if the plan violates any of the criteria in parts III and IV above, except that the minimum stock purchase price may be equal to or greater than 85% of the stock's fair market value if the plan constitutes a reasonable effort to encourage broad based participation in the company's equity. In the case of non-U.S. company stock purchase plans, the minimum stock purchase price may be equal to the prevailing "best practices," as articulated by the research or recommendations of the relevant proxy research or corporate governance services, provided that the minimum stock purchase price must be at least 75% of the stock's fair market value.

   C. Stock Awards (other than stock options and RSAs) - generally vote against unless they are identified as being granted to officers/directors in lieu of salary or cash bonus, subject to number of shares being reasonable.

VI. Unusual Increases in Common Stock:

   A. An increase of up to 3 times outstanding and scheduled to be issued, including stock options, is acceptable; any increase in excess of 3 times would be voted against except in the case of real estate investment trusts, where an increase of 5 times is, in general, acceptable.

   B. Measured as follows: requested increased authorization plus stock authorized to be issued under Poison Pill divided by current stock outstanding plus any stock scheduled to be issued (not including Poison Pill authority). (If the result is greater than 3, Portfolio shares should be voted against.)

VII. Portfolio shares should, in general, be voted against the introduction of new classes of Stock with Differential Voting Rights.

VIII. With regard to Cumulative Voting Rights, Portfolio shares should be voted in favor of introduction or against elimination on a case-by-case basis where this is determined to enhance Portfolio interests as minority shareholders.

IX. Greenmail - Portfolio shares should be voted for anti-greenmail proposals so long as they are not part of anti-takeover provisions.

X. Portfolio shares should be voted in favor of charter by-law amendments expanding the Indemnification of Directors and/or limiting their liability for Breaches of Care.

   A. Portfolio shares should be voted against such proposals if FMR is otherwise dissatisfied with the performance of management or the proposal is accompanied by anti-takeover measures.

XI.   Portfolio   shares   should  be  voted  in  favor  of  proposals  to
      adopt Confidential Voting and Independent Vote Tabulation practices.

XII. Portfolio shares should be voted in favor of proposed amendments to a company's certificate of incorporation or by-laws that enable the company to Opt Out of the Control Shares Acquisition Statutes.

XIII. Employee  Stock  Ownership  Plans  ("ESOPs")   should  be  evaluated  on
      a case-by-case   basis.   Portfolio   shares  should  usually  be  voted
      for non-leveraged ESOPs. For leveraged ESOPs, FMR may examine the company's state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for the ESOP, and number of shares held by insiders. FMR may also examine where the ESOP shares are purchased and the dilution effect of the purchase. Portfolio shares should be voted against leveraged ESOPs if all outstanding loans are due immediately upon change in control.

XIV. Voting of shares in securities of any U.S. banking organization shall be conducted in a manner consistent with conditions that may be specified by the Federal Reserve Board for a determination under federal banking law that no Fund or group of Funds has acquired control of such banking organization.

XV.   Avoidance of Potential Conflicts of Interest

      Voting of shares shall be conducted in a manner consistent with the best interests of mutual fund shareholders as follows: (i) securities of a portfolio company shall be voted solely in a manner consistent with the Proxy Voting Guidelines; and (ii) voting shall be done without regard to any other Fidelity Companies' relationship, business or otherwise, with that portfolio company.

      FMR applies the following policies and follows the procedures set forth below:

      A. FMR has placed responsibility for the Funds' proxy voting in the FMR Legal Department.

      B. The FMR Legal Department votes proxies according to the Proxy Voting Guidelines that are approved by the Funds' Board of Trustees.

      C. The FMR Legal Department consults with the appropriate analysts or portfolio managers regarding the voting decisions of non-routine proposals that are not addressed by the Proxy Voting Guidelines. Each of the President or General Counsel of FMR or the General Counsel of FMR Corp is authorized to take a final decision.

      D. When a Fidelity Fund invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F) or (G) of the Investment Company Act of 1940, as amended, or to the extent disclosed in the Fund's registration statement, FMR will use pass through voting or echo voting procedures.

XVI.  Executive Compensation

      FMR will consider withholding authority for the election of directors and voting against management proposals on stock-based compensation plans or other compensation plans based on whether the proposals are consistent with the interests of shareholders, taking into account such factors as: (i) whether the company has an independent compensation committee; and (ii) whether the compensation committee has authority to engage independent compensation consultants.

XVII. Portfolio shares should generally be voted against shareholder proposals calling for or recommending the appointment of a non-executive or independent chairperson. However, FMR will consider supporting such proposals in limited cases if, based upon particular facts and circumstances, appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and to promote effective oversight of management by the board of directors.

XVIII. Auditors

      A. Portfolio shares should generally be voted against shareholder proposals calling for or recommending periodic rotation of a portfolio company's auditor. FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, a company's board of directors and audit committee appear to have clearly failed to exercise reasonable business judgment in the selection of the company's auditor.

      B. Portfolio shares should generally be voted against shareholder proposals calling for or recommending the prohibition or limitation of the performance of non-audit services by a portfolio company's auditor. Portfolio shares should also generally be voted against shareholder proposals calling for or recommending removal of a company's auditor due to, among other reasons, the performance of non-audit work by the auditor. FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, a company's board of directors and audit committee appear to have clearly failed to exercise reasonable business judgment in the oversight of the performance of the auditor of audit or non-audit services for the company.

XIX.  Incorporation or Reincorporation in Another State or Country

      Portfolio shares should generally be voted against shareholder proposals calling for or recommending that a portfolio company reincorporate in the United States and voted in favor of management proposals to reincorporate in a jurisdiction outside the United States if (i) it is lawful under United States, state and other applicable law for the company to be incorporated under the laws of the relevant foreign jurisdiction and to conduct its business and (ii) reincorporating or maintaining a domicile in the United States would likely give rise to adverse tax or other economic consequences detrimental to the interests of the company and its shareholders. However, FMR will consider supporting such shareholder proposals and opposing such management proposals in limited cases if, based upon particular facts and circumstances, reincorporating in or maintaining a domicile in the relevant foreign jurisdiction gives rise to significant risks or other potential adverse consequences that appear reasonably likely to be detrimental to the interests of the company or its shareholders.

                                  SUMMARY OF

                            FRANKLIN ADVISERS, INC.

                      PROXY VOTING POLICIES & PROCEDURES
                      __________________________________

Franklin Advisers, Inc. (hereinafter "Adviser") has delegated its administrative duties with respect to voting proxies to the Proxy Group within Franklin Templeton Companies, LLC (the "Proxy Group"), an affiliate and wholly owned subsidiary of Franklin Resources, Inc.

All proxies received by the Proxy Group will be voted based upon Adviser's instructions and/or policies. To assist it in analyzing proxies, Adviser subscribes to Institutional Shareholder Services ("ISS"), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, record keeping and vote disclosure services. In addition, Adviser subscribes to Glass Lewis & Co., LLC ("Glass Lewis"), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, Adviser does not consider recommendations from ISS, Glass Lewis, or any other third party to be determinative of Adviser's ultimate decision. Adviser votes proxies solely in the interests of the client, Adviser-managed fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries (collectively "Advisory Clients"). As a matter of policy, the officers, directors and employees of Adviser and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients. In situations where Adviser perceives a material conflict of interest, Adviser may: disclose the conflict to the relevant Advisory Clients; defer to the voting recommendation of the Advisory Clients, ISS, Glass Lewis, or those of another independent third party provider of proxy services; send the proxy directly to the relevant Advisory Client for a decision, or take such other action in good faith (in consultation with counsel) which would protect the interests of the Advisory Clients.

As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and Adviser will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

The Proxy Group is part of the Franklin Templeton Companies, LLC Corporate
Legal Department and is overseen by legal counsel. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and will provide the analyst with the meeting notice, agenda, ISS and/or Glass Lewis analyses, recommendations and any other available information. Adviser's research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, ISS and/or Glass Lewis analyses, their knowledge of the company and any other information readily available. The Proxy Group must obtain voting instructions from Adviser's research analyst, relevant portfolio manager(s) and/or legal counsel prior to submitting the vote.

Adviser has adopted general proxy voting guidelines that are reviewed periodically by various members of Adviser's organization, including portfolio management, legal counsel and Adviser's officers, and are subject to change. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Adviser anticipate all future situations. The guidelines cover such agenda items as the election of directors, ratification of auditors, management and director compensation, anti-takeover mechanisms, changes to capital structure, mergers and corporate restructuring, social and corporate policy issues, and global corporate governance.

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to SEC rules and regulations. In addition, Adviser understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, Adviser will attempt to process every proxy it receives for all domestic and foreign proxies. However, there may be situations in which Adviser cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. In addition, Adviser may abstain from voting under certain circumstances or vote against items such as "Other Business" when Adviser is not given adequate information from the company.

The Proxy Group is responsible for maintaining the documentation that supports Adviser's voting position. The Proxy Group is also responsible for maintaining appropriate proxy voting supporting documentation and records. Such records may include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this function. All files will be retained for at least five years, the first two of which will be on-site. Advisory Clients may view Adviser's complete proxy voting policies and procedures on-line at www.franklintempleton.com, request copies of their proxy voting records and Adviser's complete proxy voting policies and procedures by calling the Proxy Group collect at 1-954-847-2268 or send a written request to:
Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of Adviser are made available as required by law and is responsible for overseeing the filing of such policies and procedures with the SEC.

As of October 5, 2004

                            HARRIS ASSOCIATES L.P.
                            ______________________

                     PROXY VOTING POLICIES AND PROCEDURES
                                   JULY 2003

Harris Associates L.P. ("Harris") believes that proxy voting rights are valuable portfolio assets and an important part of our investment process, and we exercise our voting responsibilities as a fiduciary solely with the goal of serving the best interests of our clients in their capacity as shareholders of a company. As an investment manager, Harris is primarily concerned with maximizing the value of its clients' investment portfolios. Harris has long been active in voting proxies on behalf of shareholders in the belief that the proxy voting process is a significant means of addressing crucial corporate governance issues and encouraging corporate actions that are believed to enhance shareholder value. We have a Proxy Committee comprised of investment professionals that reviews and recommends policies and procedures regarding our proxy voting and ensures compliance with those policies.

The proxy voting guidelines below summarize Harris' position on various issues of concern to investors and give a general indication of how proxies on portfolio securities will be voted on proposals dealing with particular issues. We will generally vote proxies in accordance with these guidelines, except as otherwise determined by the Proxy Committee, unless the client has specifically instructed us to vote otherwise. These guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies vary, there may be instances when Harris may not vote in strict adherence to these guidelines. Our investment professionals, as part of their ongoing review and analysis of all portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Committee if they believe the economic interests of shareholders may warrant a vote contrary to these guidelines. In such cases, the Proxy Committee will determine how the proxies will be voted.

In determining the vote on any proposal, the Proxy Committee will consider the proposal's expected impact on shareholder value and will not consider any benefit to Harris, its employees, its affiliates or any other person, other than benefits to the owners of the securities to be voted, as shareholders.

Harris considers the reputation, experience and competence of a company's management when it evaluates the merits of investing in a particular company, and we invest in companies in which we believe management goals and shareholder goals are aligned. When this happens, by definition, voting with management is generally the same as voting to maximize the expected value of our investment. Accordingly, on most issues, our votes are cast in accordance with management's recommendations. This does not mean that we do not care about corporate governance. Rather, it is confirmation that our process of investing with shareholder aligned management is working. Proxy voting is not always black and white, however, and reasonable people can disagree over some matters of business judgment. When we believe management's position on a particular issue is not in the best interests of our clients, we will vote contrary to management's recommendation.

VOTING GUIDELINES
_________________

The following guidelines are grouped according to the types of proposals generally presented to shareholders.

BOARD OF DIRECTORS ISSUES

Harris believes that boards should have a majority of independent directors and that audit, compensation and nominating committees should generally consist solely of independent directors.

    1. Harris will normally vote in favor of the slate of directors recommended by the issuer's board provided that a majority of the directors would be independent.

    2. Harris will normally vote in favor of proposals to require a majority of directors to be independent.

    3. Harris will normally vote in favor of proposals that audit, compensation and nominating committees consist solely of independent directors, and will vote against the election of non-independent directors who serve on those committees.

    4. Harris will normally vote in favor of proposals regarding director indemnification arrangements.

    5. Harris will normally vote against proposals advocating classified or staggered boards of directors.

    6. Harris will normally vote in favor of cumulative voting for directors.

AUDITORS

Harris believes that the relationship between an issuer and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities such as financial statement preparation and tax-related services that do not raise any appearance of impaired independence.

    1. Harris will normally vote in favor of ratification of auditors selected by the board or audit committee, subject to the above.

    2. Harris will normally vote against proposals to prohibit or limit fees paid to auditors for all non-audit services, subject to the above.

    3. Harris will normally vote in favor of proposals to prohibit or limit fees paid to auditors for general management consulting services other than auditing, financial statement preparation and controls, and tax-related services.

EQUITY BASED COMPENSATION PLANS

Harris believes that appropriately designed equity-based compensation plans approved by shareholders can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. However, we are opposed to plans that substantially dilute our ownership interest in the company, provide participants with excessive awards or have inherently objectionable structural features.

    1. Harris will normally vote against such plans where total potential dilution (including all equity-based plans) exceeds 15% of shares outstanding.

    2. Harris will normally vote in favor of plans where total potential dilution (including all equity-based plans) does not exceed 15% of shares outstanding.

    3. Harris will normally vote in favor of proposals to require expensing of options.

    4. Harris will normally vote against proposals to permit repricing of underwater options.

    5. Harris will normally vote against proposals to require that all option plans have a performance-based strike price or performance-based vesting.

    6. Harris will normally vote against shareholder proposals that seek to limit directors' compensation to common stock.

    7. Harris will normally vote in favor of proposals for employee stock purchase plans, so long as shares purchased through such plans are sold at no less than 85% of current market value.

   CORPORATE STRUCTURE AND SHAREHOLDER RIGHTS

   Harris generally believes that all shareholders should have an equal voice and that barriers which limit the ability of shareholders to effect change and to realize full value are not desirable.

    1. Harris will normally vote in favor of proposals to increase authorized shares.

    2. Harris will normally vote in favor of proposals to authorize the repurchase of shares.

    3. Harris will normally vote against proposals creating or expanding supermajority voting rights.

    4. Harris will normally vote against the issuance of poison pill preferred shares.

    5. Harris will normally vote in favor of proposals for stock splits and reverse stock splits.

    6. Harris will normally vote against proposals to authorize different classes of stock with different voting rights.

   ROUTINE CORPORATE MATTERS

   Harris will generally vote in favor of routine business matters such as approving a motion to adjourn the meeting, declaring final payment of dividends, approving a change in the annual meeting date and location, approving the minutes of a previously held meeting, receiving consolidated financial statements, change of corporate name and similar matters.

   SOCIAL RESPONSIBILITY ISSUES

   Harris believes that matters related to a company's day-to-day business operations are primarily the responsibility of management and should be reviewed and supervised solely by the company's board of directors. Harris is focused on maximizing long-term shareholder value and will typically vote against shareholder proposals requesting that a company disclose or amend certain business practices unless we believe a proposal would have a substantial positive economic impact on the company.

VOTING SHARES OF FOREIGN ISSUERS
________________________________

Because foreign issuers are incorporated under the laws of countries outside the United States, protection for shareholders may vary significantly from jurisdiction to jurisdiction. Laws governing foreign issuers may, in some cases, provide substantially less protection for shareholders. As a result, the foregoing guidelines, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for foreign issuers. Harris will generally vote proxies of foreign issuers in accordance with the foregoing guidelines where appropriate.

In some non-U.S. jurisdictions, sales of securities voted may be prohibited for some period of time, usually between the record and meeting dates ("share blocking"). Since these time periods are usually relatively short in light of our long-term investment strategy, in most cases, share blocking will not impact our voting decisions. However, there may be occasions where the loss of investment flexibility resulting from share blocking will outweigh the benefit to be gained by voting.

CONFLICTS OF INTEREST
_____________________

The Proxy Committee, in consultation with the Legal and Compliance Departments, is responsible for monitoring and resolving possible material conflicts of interest with respect to proxy voting. A conflict of interest may exist, for example, when: (i) proxy votes regarding non-routine matters are solicited by an issuer who has an institutional separate account relationship with Harris or Harris is actively soliciting business from the issuer; (ii) when we are aware that a proponent of a proxy proposal has a business relationship with Harris or Harris is actively soliciting such business (e.g., an employee group for which Harris manages money); (iii) when we are aware that Harris has business relationships with participants in proxy contests, corporate directors or director candidates; or (iv) when we are aware that a Harris employee has a personal interest in the outcome of a particular matter before shareholders (e.g., a Harris executive has an immediate family member who serves as a director of a company). Any employee with knowledge of any conflict of interest relating to a particular proxy vote shall disclose that conflict to the Proxy Committee. In addition, if any member of the Proxy Committee has a conflict of interest, he will recuse himself from any consideration of the matter, and an alternate member of the committee will act in his place.

Harris is committed to resolving any such conflicts in its clients' collective best interest, and accordingly, we will vote pursuant to the Guidelines set forth in this Proxy Voting Policy when conflicts of interest arise. When there are proxy voting proposals that give rise to a conflict of interest and are not addressed by the Guidelines, Harris will vote in accordance with the guidance of Institutional Shareholder Services ("ISS"). If ISS has not provided guidance with respect to the proposal or if we believe the recommendation of ISS is not in the best interests of our clients, the Proxy Committee will refer the matter to (1) the Executive Committee of the Board of Trustees of Harris Associates Investment Trust for a determination of how shares held in The Oakmark Family of Funds will be voted, and (2) the Proxy Voting Conflicts Committee consisting of Harris' General Counsel, Director of Compliance and Chief Financial Officer for a determination of how shares held in all other client accounts will be voted. Each of those committees will keep a written record of the basis for its decision.

VOTING PROCEDURES
_________________

The following procedures have been established with respect to the voting of proxies on behalf of all clients, including mutual funds advised by Harris, for which Harris has voting responsibility.

PROXY VOTING COMMITTEE. The Proxy Voting Committee (the "Committee") is responsible for recommending proxy voting guidelines, establishing and maintaining policies and procedures for proxy voting, and ensuring compliance with these policies and procedures. The Committee consists of three investment professionals including one domestic portfolio manager, one domestic research analyst, and one international research analyst. Committee members serve for three years with members replaced on a rotating basis. New Committee members are nominated by the Committee and confirmed by Harris' Chief Executive Officer. The Committee also has two alternate members (one domestic analyst and one international analyst) either of whom may serve in the absence of a regular member of the Committee.

PROXY ADMINISTRATOR. The Proxy Administrator is an employee of Harris reporting to the Director of Compliance and is responsible for ensuring that all votes are cast and that all necessary records are maintained reflecting such voting.

PROXY VOTING SERVICES. Harris has engaged two independent proxy voting services to assist in the voting of proxies. These proxy voting services provide the firm with information concerning shareholder meetings, electronic voting, recordkeeping and reporting services, research with respect to companies, and proxy voting guidance and recommendations.

VOTING DECISIONS. As described in the Proxy Voting Policy, the Firm has established proxy voting guidelines on various issues. We will generally vote proxies in accordance with these guidelines except as otherwise determined by the Proxy Committee. The Proxy Administrator is responsible for forwarding proxy proposals to the Firm's research analyst who follows the company. If the analyst believes the proxy should be voted in accordance with the guidelines, he initials the proposal and returns it to the Proxy Administrator. If the analyst believes the proxy should be voted contrary to the guidelines or if the guidelines do not address the issue presented, he submits the proposal and his recommended vote to the Proxy Committee which reviews the proposal and the analyst's recommendation and makes a voting decision by majority vote. That decision is reflected on a form initialed by the analyst and a majority of the Proxy Committee and returned to the Proxy Administrator.

In the case of securities that are not on the firm's Approved Lists of domestic, international or small cap securities approved for purchase in managed accounts, the Proxy Administrator will vote all shares in accordance with the firm's guidelines or, if the guidelines do not address the particular issue, in accordance with Institutional Shareholder Services' guidance.

In the case of a conflict of interest (as described in the Proxy Voting Policy), the Proxy Administrator will vote in accordance with the procedures set forth in the Conflict of Interest provisions described in the Policy.

VOTING BALLOTS. For shares held in The Oakmark Family of Funds, the Proxy Administrator sends a holdings file to the applicable proxy voting service reflecting the holdings in the Funds. The proxy voting service is responsible for reconciling this information with the information it receives from the Funds' custodian and bringing any discrepancies to the attention of the Proxy Administrator. The Proxy Administrator works with the proxy voting service and the Funds' custodian to resolve any discrepancies to ensure that all shares entitled to vote will be voted. For shares held in all other client accounts, the Proxy Administrator downloads electronic files from the applicable proxy voting service that contain information regarding company meetings and proxy proposals and the accounts and shares of record held by Harris clients. The Proxy Administrator reconciles this information with the firm's own records in order to ensure that all shares entitled to vote will be voted.

The Proxy Administrator casts votes electronically through the proxy voting services. Any votes that cannot be cast through either system are voted online by the Proxy Administrator using proxyvote.com and then input to the proxy voting service system for recordkeeping and reporting.

RECORDKEEPING AND REPORTING. Harris will maintain records of proxy voting proposals received, records of votes cast on behalf of clients, and any documentation material to a proxy voting decision as required by law. Upon request, or on an annual basis for ERISA accounts, Harris will provide clients with the proxy voting record for that client's account. Beginning in August 2004, on an annual basis, Harris will make available the voting record for The Oakmark Funds for the previous one-year period ended June 30th.

              JENNISON ASSOCIATES LLC PROXY VOTING POLICY SUMMARY

Jennison Associates LLC ("Jennison") actively manages publicly traded equity securities and fixed income securities. It is the policy of Jennison that where proxy voting authority has been delegated to and accepted by Jennison, all proxies shall be voted by investment professionals in the best interest of the client without regard to the interests of Jennison or other related parties, based on recommendations as determined by pre-established guidelines either adopted by Jennison or provided by the client. Secondary consideration may be given to the public and social value of each issue. For purposes of this policy, the "best interests of clients" shall mean, unless otherwise specified by the client, the clients' best economic interests over the long term - that is, the common interest that all clients share in seeing the value of a common investment increase over time. Any proxy vote that may represent a potential material conflict is reviewed by Jennison Compliance and referred to the Proxy Voting Committee to determine how to vote the proxy if Compliance determines that a material conflict exists.

In voting proxies for international holdings, we will generally apply the same principles as those for U.S. holdings. However, in some countries, voting proxies result in additional restrictions that have an economic impact or cost to the security, such as "share blocking", where Jennison would be restricted from selling the shares of the security for a period of time if Jennison exercised its ability to vote the proxy. As such, we consider whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Our policy is to not vote these types of proxies when the cost far outweighs the benefit of voting, as in share blocking.

It is further the policy of Jennison that complete and accurate disclosure concerning its proxy voting policies and procedures and proxy voting records, as required by the Advisers Act, is to be made available to clients.

                           SUMMARY OF LOOMIS SAYLES
                     PROXY VOTING POLICIES AND PROCEDURES

Loomis Sayles uses the services of third parties ("Proxy Voting Service(s)"), to research and administer the vote on proxies for those accounts and funds for which Loomis Sayles has voting authority. Each Proxy Voting Service has a copy of Loomis Sayles' proxy voting procedures ("Procedures") and provides vote recommendations and/or analysis to Loomis Sayles based on Loomis Sayles' Procedures and the Proxy Voting Service's own research. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Services unless the Proxy Committee determines that the client's best interests are served by voting otherwise.

All issues presented for shareholder vote will be considered under the oversight of the Proxy Committee. All non-routine issues will be directly considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security, and will be voted in the best investment interests of the client. All routine for and against issues will be voted according to Loomis Sayles' policy approved by the Proxy Committee unless special factors require that they be considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security. Loomis Sayles' Proxy Committee has established these routine policies in what it believes are the best investment interests of Loomis Sayles' clients.

The specific responsibilities of the Proxy Committee, include, (1) developing, authorizing, implementing and updating the Procedures, including an annual review of the Procedures, existing voting guidelines and the proxy voting process in general, (2) oversight of the proxy voting process including oversight of the vote on proposals according to the predetermined policies in the voting guidelines, directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration, and consultation with the portfolio managers and analysts for the accounts holding the security when necessary or appropriate and, (3) engagement and oversight of third-party vendors, including Proxy Voting Services.

Loomis Sayles has established several policies to ensure that proxy votes are voted in its clients' best interest and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in the Procedures. Second, where these Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Services in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Services' recommendation is not in the best interest of its clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Services' recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have and, (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full prior disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event the Proxy Committee will make reasonable efforts to obtain and consider, prior to directing any vote information, opinions or recommendations from or about the opposing position on any proposal.

                   MASSACHUSETTS FINANCIAL SERVICES COMPANY

                     PROXY VOTING POLICIES AND PROCEDURES
                     ____________________________________

   Massachusetts Financial Services Company, MFS Institutional Advisors, Inc. and MFS' other investment adviser subsidiaries (collectively, "MFS") have adopted proxy voting policies and procedures ("Proxy Voting Policies") with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS (the "MFS Funds").

   A. VOTING GUIDELINES
      _________________

   GENERAL POLICY; POTENTIAL CONFLICTS OF INTEREST
   _______________________________________________

   MFS' policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS' clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

   MFS has carefully reviewed matters that in recent years have been presented for shareholder vote by either management or shareholders of public companies. Based on the guiding principle that all votes made by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines that govern how MFS generally plans to vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion to vote these items in accordance with this guiding principle. These underlying guidelines are simply that - guidelines. Each proxy item is considered on a case-by-case basis, in light of all relevant facts and circumstances, and there may be instances in which MFS may vote proxies in a manner different from these guidelines.

   As a general matter, MFS maintains a consistent voting position with respect to similar proxy proposals made by various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to the different proxy statements. There also may be situations involving matters presented for shareholder vote that are not clearly governed by the guidelines, such as proposed mergers and acquisitions. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS' best judgment, consistent with the guiding principle of voting proxies in the best long-term economic interests of MFS' clients.

   From time to time, MFS receives comments on the proxy voting guidelines and regarding particular voting issues from its clients. Those comments are reviewed and considered periodically, and the guidelines are reviewed each year with MFS Equity Research Department management, the MFS Proxy Review Group and the MFS Proxy Consultant and are revised as appropriate.

   The Proxy Voting Policies are intended to address any potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS' clients. MFS shall be mindful of any and all potential material conflicts of interest that could arise in the voting of these proxies, shall identify, analyze, document and report on any such potential conflicts, and shall ultimately vote these proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Review Group is responsible for monitoring and reporting on all potential conflicts of interest.

   B. ADMINISTRATIVE PROCEDURES
      _________________________

   1. MFS PROXY REVIEW GROUP
      ______________________

   The administration of the Proxy Voting Policies is overseen by the MFS Proxy Review Group, which includes senior MFS Legal Department officers and MFS' Proxy Consultant. The MFS Proxy Review Group:

   a. Reviews the Proxy Voting Policies at least annually and recommends any amendments considered to be necessary or advisable;

   b. Determines whether any material conflicts of interest exist with respect to instances in which (i) MFS seeks to override the proxy voting guidelines and (ii) votes not clearly governed by the guidelines; and

   c. Considers special proxy issues as they may arise from time to time.

   The current MFS Proxy Consultant is an independent proxy consultant who performs these services exclusively for MFS.

   2. POTENTIAL CONFLICTS OF INTEREST
      _______________________________

   The MFS Proxy Review Group is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS' clients. Any attempt to influence MFS' voting on a particular proxy matter should be reported to the MFS Proxy Review Group. The MFS Proxy Consultant will assist the MFS Proxy Review Group in carrying out these responsibilities.

   In cases where proxies are voted in accordance with the Proxy Voting Policies and the proxy voting guidelines, no conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding the Proxy Voting Policies and the proxy voting guidelines, or (ii) matters presented for vote are not clearly governed by the Proxy Voting Policies and the proxy voting guidelines, the MFS Proxy Review Group and the MFS Proxy Consultant will follow these procedures:

   a. Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares,
      (ii) retirement plans administered by MFS, and (iii) MFS institutional clients (the "MFS Significant Client List");

   b. If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Review Group;

   c. If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy Review Group will carefully evaluate the proposed votes in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests; and

   d. For all potential material conflicts of interest identified under clause
      (c) above, the MFS Proxy Review Group will document: the name of the issuer, the issuer's relationship to MFS, the analysis of the matters submitted for proxy vote, and the basis for the determination that the votes ultimately were cast in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests.

   The MFS Proxy Review Group is responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS' distribution, retirement plan administration and institutional business units. The MFS Significant Client List will be reviewed and updated as necessary, but no less frequently than quarterly.

   3. GATHERING PROXIES
      _________________

   Nearly all proxies received by MFS originate at Automatic Data Processing Corp. ("ADP"). ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS' clients, usually to the client's custodian or, less commonly, to the client itself. Each client's custodian is responsible for forwarding all proxy solicitation materials to MFS (except in the case of certain institutional clients for which MFS does not vote proxies). This material will include proxy cards, reflecting the proper shareholdings of Funds and of clients on the record dates for such shareholder meetings, and proxy statements, the issuer's explanation of the items to be voted upon.

   MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the "Proxy Administrator"), pursuant to which the Proxy Administrator performs various proxy vote processing and recordkeeping functions for MFS' Fund and institutional client accounts. The Proxy

Administrator does not make recommendations to MFS as to how to vote any particular item. The Proxy Administrator receives proxy statements and proxy cards directly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator's system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for the upcoming shareholders' meetings of over 10,000 corporations are available on-line to certain MFS employees, the MFS Proxy Consultant and the MFS Proxy Review Group and most proxies can be voted electronically. In addition to receiving the hard copies of materials relating to meetings of shareholders of issuers whose securities are held by the Funds and/or clients, the ballots and proxy statements can be printed from the Proxy Administrator's system and forwarded for review.

   4. ANALYZING PROXIES
      _________________

   After input into the Proxy Administrator system, proxies which are deemed to be completely routine (E.G., those involving only uncontested elections of directors, appointments of auditors, and/or employee stock purchase plans)/1/ are automatically voted in favor by the Proxy Administrator without being sent to either the MFS Proxy Consultant or the MFS Proxy Review Group for further review. Proxies that pertain only to merger and acquisition proposals are forwarded initially to an appropriate MFS portfolio manager or research analyst for his or her recommendation. All proxies that are reviewed by either the MFS Proxy Consultant or a portfolio manager or analyst are then forwarded with the corresponding recommendation to the MFS Proxy Review Group./2/

   Recommendations with respect to voting on non-routine issues are generally made by the MFS Proxy Consultant in accordance with the policies referred to above and all other relevant materials. His or her recommendation as to how each proxy proposal should be voted is indicated on copies of proxy cards, including his or her rationale on significant items. These cards are then forwarded to the MFS Proxy Review Group.

   As a general matter, portfolio managers and investment analysts are consulted and involved in developing MFS' substantive proxy voting guidelines, but have little or no involvement in or knowledge of proxy proposals or voting positions taken by MFS. This is

--------
/1/ Proxies for foreign companies often contain significantly more voting items than those of U.S. companies. Many of these items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, there is an expanded list of items that are deemed routine (and therefore automatically voted in favor) for foreign issuers, including the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) the discharge of management and supervisory boards; and (v) approval of share repurchase programs.

/2/ From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained within a few business days prior to the shareholder meeting, the MFS Proxy Review Group will determine the vote in what MFS believes to be the best long-term economic interests of its clients.

designed to promote consistency in the application of MFS' voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize or remove the potential that proxy solicitors, issuers, and third parties might attempt to exert influence on the vote or might create a conflict of interest that is not in what MFS believes to be the best long-term economic interests of our clients. In limited, specific instances (E.G., mergers), the MFS Proxy Consultant or the MFS Proxy Review Group may consult with or seek recommendations from portfolio managers or analysts. The MFS Proxy Review Group would ultimately determine the manner in which all proxies are voted.

   As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS' best judgment, consistent with the guiding principle of voting proxies in the best long-term economic interests of MFS' clients. Any such override of the guidelines shall be examined, explained and reported in accordance with the procedures set forth in the Proxy Voting Policies.

   5. VOTING PROXIES
      ______________

   After the proxy card copies are reviewed, they are voted electronically through the Proxy Administrator's system. In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Consultant and the MFS Proxy Review Group, and makes available on-line various other types of information so that the MFS Proxy Review Group and the MFS Proxy Consultant may monitor the votes cast by the Proxy Administrator on behalf of MFS' clients.

   C. MONITORING SYSTEM
      _________________

   It is the responsibility of the Proxy Administrator and MFS' Proxy Consultant to monitor the proxy voting process. As noted above, when proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator's system. Additionally, through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company's stock and the number of shares held on the record date with the Proxy Administrator's listing of any upcoming shareholder's meeting of that company.

   When the Proxy Administrator's system "tickler" shows that the date of a shareholders' meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client's custodian, the Proxy Administrator calls the custodian requesting that the materials be forward immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

   D. RECORDS RETENTION
      _________________

   MFS will retain copies of the Proxy Voting Policies in effect from time to time. Proxy solicitation materials, including electronic versions of the proxy cards completed by the MFS Proxy Consultant and the MFS Proxy Review Group, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Consultant and the MFS Proxy Review Group. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator's system as to proxies processed, the dates when proxies were received and returned, and the votes on each company's proxy issues, are retained for six years.

   E. REPORTS
      _______

   At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

   Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.

           METROPOLITAN LIFE INSURANCE COMPANY PROXY VOTING POLICIES
           _________________________________________________________

   MetLife has adopted policies and procedures (the "Voting Policies") that it uses on the Portfolio's behalf to vote proxies related to securities owned by the Portfolio. The Voting Policies have been designed to ensure that proxies are voted in the best interests of MetLife's clients, including the Portfolio, in accordance with Rule 206(4)-6 of the Investment Advisers Act of 1940 and other applicable law. The guiding principle by which MetLife votes on matters submitted to security holders is the maximization of economic value of its clients' holdings.

   MetLife has reviewed matters that in recent years have been presented for shareholder vote by either management or shareholders of public companies. Based on the guiding principle that all votes made by MetLife on behalf of its clients must be made in the best interest of its clients and with the intent to maximize the economic value of its holdings, MetLife has adopted detailed proxy voting guidelines (the "Guidelines") that set forth how MetLife plans to vote on specific matters presented for shareholder vote. The Guidelines are the governing position on any matter specifically addressed by the Guidelines.

   Certain aspects of the administration of the Voting Policies are governed by a Proxy Policy Committee of MetLife (the "Committee"), comprised of senior investment personnel, and legal and compliance personnel. Among the members of the Committee is the Managing Director of Third Party Asset Management (the "Managing Director").

   MetLife has retained Investor Responsibility Research Center ("IRRC") to handle the administrative aspects of voting proxies for the accounts of its clients. IRRC monitors the accounts and their holdings to be sure that proxies are received and votes are cast.

   Because the Guidelines have been pre-established by MetLife, application of the Guidelines to vote proxies should address possible material conflicts of interest. MetLife, however, reserves the right to override the Guidelines with respect to a particular shareholder vote when, taking into consideration all relevant facts and circumstances at the time of the vote, such an override is consistent with the guiding principle of maximizing economic value for the Portfolio. In addition, there may be situations involving matters presented for shareholder vote that are not governed by the Guidelines (any such vote being a "Special Vote"). In connection with any override or Special Vote, a determination is made by MetLife's Ethics and Compliance Group whether there is any material conflict of interest between MetLife, on the one hand, and the Portfolios, on the other. Overrides and Special Votes are subject to specific procedures designed to ensure that voting decisions are not influenced by material conflicts of interest.

   Whenever a material conflict of interest between the Portfolio's shareholders and MetLife or anyone affiliated with MetLife is identified in connection with an override or a Special Vote, the Managing Director will call a special meeting of the Committee and present the matter to the Committee for consideration. As part of its deliberations, the Committee will review all information pertinent to the proposed vote, the issuer, the material conflict of interest, and any other information provided by IRRC and the Managing Director. After reviewing the relevant information, the Committee will arrive at a decision based on the guiding principle of seeking the maximization of the economic value of its clients' holdings.

   MetLife's Voting Policies are subject to change at any time without notice.

NEUBERGER BERMAN MANAGEMENT, INC.

PROXY SUMMARY

The Board has delegated to Neuberger Berman the responsibility to vote proxies related to the securities held in the Fund's portfolios. Under this authority, Neuberger Berman is required by the Board to vote proxies related to portfolio securities in the best interests of the Fund and its stockholders. The Board permits Neuberger Berman to contract with a third party to obtain proxy voting and related services, including research of current issues.

Neuberger Berman has implemented written Proxy Voting Policies and Procedures ("Proxy Voting Policy") that are designed to reasonably ensure that Neuberger Berman votes proxies prudently and in the best interest of its advisory clients for whom Neuberger Berman has voting authority, including the Fund. The Proxy Voting Policy also describes how Neuberger Berman addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

Neuberger Berman's Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, Neuberger Berman utilizes Institutional Shareholder Services Inc. ("ISS") to vote proxies in accordance with Neuberger Berman's voting guidelines.

Neuberger Berman's guidelines adopt the voting recommendations of ISS. Neuberger Berman retains final authority and fiduciary responsibility for proxy voting. Neuberger Berman believes that this process is reasonably designed to address material conflicts of interest that may arise between Neuberger Berman and a client as to how proxies are voted.

In the event that an investment professional at Neuberger Berman believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with Neuberger Berman's proxy voting guidelines or in a manner inconsistent with ISS recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between Neuberger Berman and the client with respect to the voting of the proxy in that manner.

If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between Neuberger Berman and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case ISS shall vote such proxy in accordance with the proxy voting guidelines or as ISS recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

   OPPENHEIMERFUNDS, INC.
   498 SEVENTH AVENUE
   NEW YORK, NEW YORK 10018

   OPPENHEIMER FUNDS PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES
   AUGUST 1, 2003

   These PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES set forth the proxy voting guidelines and procedures adopted by the boards of the Oppenheimer funds to be followed by the Oppenheimer funds in voting proxies relating to securities held by (i) the Oppenheimer funds, and (ii) the funds for which OppenheimerFunds, Inc. ("OFI") is the sub-advisor unless OFI has been directed to the contrary in writing by the fund's adviser.

A. ACCOUNTS FOR WHICH OFI HAS PROXY VOTING RESPONSIBILITY
   ______________________________________________________

   Under the investment advisory agreement between OFI and each Oppenheimer fund, OFI regularly provides investment advice and recommendations to the fund with respect to its investments, investment policies and the purchase and sale of securities. Voting proxies relating to securities held by the fund ("portfolio proxies") is within OFI's responsibility to supervise the fund's investment program.

   In addition, OFI is the sub-adviser for more than 20 funds across 12 outside fund families. Pursuant to the sub-advisory agreement between OFI and each such fund's advisor, OFI is responsible for portfolio proxy voting unless the adviser has directed OFI to the contrary in writing.

B. OBJECTIVE
   _________

   . OFI has a fiduciary duty under its investment advisory and sub-advisory agreements to vote portfolio proxies in the best interests of the fund and its shareholders. OFI undertakes to vote portfolio proxies with a view to enhancing the value of the company's stock held by the funds.

   When making proxy voting decisions on behalf of the Funds, OFI adheres to its Proxy Voting Guidelines. These Guidelines set forth OFI's position on routine issues and parameters for assessing non-routine issues.

   In the case of social and political responsibility issues, OFI believes they do not primarily involve financial considerations and OFI abstains from voting on those issues.

C. PROXY VOTING AGENT
   __________________

   OFI has retained INSTITUTIONAL SHAREHOLDER SERVICES ("ISS") of Baltimore, Maryland as its proxy voting agent. ISS is a leading proxy research, voting and vote reporting service. OFI has directed the custodian bank for each fund advised or sub-advised by OFI to forward portfolio proxies to ISS.

   ISS apprises OFI electronically via postings to a password-protected website of pending shareholder meetings. ISS votes each fund's portfolio proxies per the Oppenheimer Funds Portfolio Proxy Voting Guidelines. As part of the electronic posting of upcoming shareholder meeting, ISS includes (i) the company's recommended vote for each proposal, (ii) the ISS recommended vote for each proposal, and (iii) any associated ISS research. A designated OFI paralegal is responsible for monitoring the ISS electronic postings, and for conveying the voting instructions of OFI's portfolio managers in those instances where the OFI policy is to vote a particular type of proposal on a case-by-case basis. Although OFI may consider the ISS research and analysis as part of its own review of a proxy proposal, OFI bears ultimate responsibility for how portfolio proxies are voted.

   ISS maintains records of portfolio proxy voting. ISS provides quarterly reports to OFI's Legal Department that include the information required by the SEC rules, including for each voting security owned by each fund:

   .   The name of the issuer of the portfolio security;

   .   The exchange ticker symbol of the portfolio security;

   .   The CUSIP number for the portfolio security;

   .   The shareholder meeting date;

   .   A brief identification of the matter voted on;

   .   Whether the matter was proposed by the issuer or by a security holder;

   .   Whether the fund cast its vote on the matter;

   . How the fund cast its vote (E.G., for or against proposal, or abstain; for or withhold regarding election of directors); and

   .   Whether the fund cast its vote for or against management.

   The ISS reports also include the ISS recommended vote on each proposal.

D. PROXY VOTING COORDINATOR
   ________________________

   The Proxy Voting Coordinator, who reports to a senior attorney within OFI's Legal Department, is responsible for monitoring proxy voting by the proxy voting agent. The Proxy Voting Coordinator deals directly with the proxy voting agent and, as to questions referred by the proxy voting agent, will solicit recommendations and instructions from OFI's investment professionals, as appropriate. The Proxy Voting Coordinator will review the investment professionals' recommendation with the senior attorney in determining how to vote the portfolio proxy. The Proxy Voting Coordinator is responsible for ensuring that these questions are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting agent.

E. CONFLICTS OF INTEREST
   _____________________

   OFI's primary consideration when voting proxies is the financial interests of the Funds and their shareholders. It is possible that a conflict of interest may arise between the interests of the Fund's shareholders and OFI or its directly-controlled affiliates in voting a portfolio proxy. A potential conflict of interest situation may include where an OFI directly-controlled affiliate manages or administers the assets of a pension plan of the company soliciting the proxy, and failure to vote the proxy as recommended by the company's management might harm the OFI affiliate's business relationship with the company. In order to prevent potential conflicts of interest between OFI and its directly-controlled affiliates, OFI and its directly-controlled affiliates each maintain separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. When voting proxies on behalf of Fund shareholders, OFI votes in a manner consistent with the best interest of the Fund and its shareholders, and votes a company's proxies without regard to any other business relationship between OFI (or its directly-controlled affiliates) and the company.

F. PROXY VOTING GUIDELINES
   _______________________

   The Portfolio Proxy Voting Guidelines adopted by the boards of the Oppenheimer funds are attached. The importance of various issues shifts as political, economic and corporate governance issues come to the forefront and then recede. The Oppenheimer Funds Portfolio PROXY VOTING GUIDELINES address the issues OFI has most frequently encountered in the past several years.

              OPPENHEIMER FUNDS PORTFOLIO PROXY VOTING GUIDELINES
              ___________________________________________________
                                AUGUST 1, 2003

SUMMARY

With reference to the Proxy Voting Guidelines set forth below, highlights of the Oppenheimer funds' current policies on routine and non-routine proxy proposals may be summarized as follows:

   . We vote with the recommendation of the company's management on routine matters, including election of directors nominated by management and ratification of auditors, unless circumstances indicate otherwise.

   . In general, we oppose anti-takeover proposals and support elimination of anti-takeover proposals, absent unusual circumstances.

   . We support shareholder proposals to reduce a super-majority vote requirement.

   .   We oppose management proposals to add a super-majority vote requirement.

   . We oppose proposals to classify the board of directors. A company that has a classified, or staggered, board is one in which directors are typically divided into three classes, with each class serving three-year terms; each class's reelection occurs in different years. In contrast, all directors of an annually elected board serve one-year terms and the entire board stands for election each year. We believe classified boards inappropriately limit the ability of shareholders to effect change in a board's composition.

   . We support proposals to eliminate cumulative voting. Cumulative voting permits a shareholder to amass (cumulate) all his or her votes for directors and apportion these votes among one, a few, or all of the directors on a multi-candidate slate. We believe cumulative voting promotes special interest candidates who may not represent the interests of all shareholders.

   .   We oppose re-pricing of stock options.

   . In general, we consider executive compensation questions such as stock option plans and bonus plans to be ordinary business activity. We analyze stock option plans, paying particular attention to their dilutive effect. While we generally support management proposals, we oppose compensation plans we consider to be excessive.

                                OPPENHEIMER FUNDS
                             PROXY VOTING GUIDELINES
                             _______________________

1.0  THE BOARD OF DIRECTORS

1.01 Voting on Director Nominees
     ___________________________

     Vote FOR each Director Nominee, except:

     Vote against individual Director if he/she attended less than 75% of Board meetings; vote against employee-director who sits on audit, compensation or nominating committee; vote against entire board if company lacks either an audit, compensation or nominating committee; vote against entire Board if company has poor long-term performance (to be reviewed CASE-BY-CASE).

     EXAMPLES of poor long-term performance include: negative 5-year annualized
     ________
     shareholder return, or under-performance against the company's peer group and/or index for 5 consecutive years.

1.02 Elect Compensation Committee or Audit Committee
     _______________________________________________

   OPPOSE if Committee is not fully composed of Independent Directors.

   An Independent Director is defined as a director that:

   . Has not been employed by the company or any affiliate in an executive capacity within the last five years.

   . Is not a member of a firm that is one of this company's paid advisors or consultants.

   .   Is not employed by a significant customer or supplier of the company.

   .   Does not have a personal services contract with the company.

   . Is not employed by a tax-exempt organization that receives significant contributions from the company.

   . Is not a relative of the management of the company ("relative" defined as a parent, spouse of a parent, child, spouse of a child, spouse, brother or sister, and includes step and adoptive relationships.

   . Has not had any business relationship that would be required to be disclosed under Regulation S-K.

   . a director's fees must be the sole compensation an audit committee member receives from the company./1/

1.03 Establish a Nominating Committee
     ________________________________

     OPPOSE if less than all Directors on the Nominating Committee are Independent Directors.

1.04 Limit Composition of Committee(s) to Independent Directors
     __________________________________________________________

     Review on a CASE-BY-CASE basis. Audit, Compensation and Nominating/Corporate Governance Committees shall be fully composed of Independent Directors; a majority of all other Committees shall be composed of Independent Directors.

1.05 Require that Directors' Fees be Paid in Stock
     _____________________________________________

     Vote WITH MANAGEMENT.

1.06 Approve Increase in Board Size
     ______________________________

     Consider on a CASE-BY-CASE basis, with consideration given to maintaining or improving ratio of Independent/Non-Independent Directors.

1.07 Approve Decrease in Board Size
     ______________________________

     SUPPORT if maintaining or improving ratio of Independent/Non-Independent Directors.

1.08 Classify Board of Directors
     ___________________________

     Vote AGAINST proposal to classify the board of directors.

     Vote FOR proposals to repeal classified boards and to elect all directors annually.

     In addition, if more than 50% of shareholders request repeal of the classified board and the board remains classified, withhold votes for those directors at the next meeting at which directors are elected.

     DISCUSSION. A company that has a classified, or staggered, board is one in which directors are typically divided into three classes, with each class serving three-year terms; each class's reelection occurs in different years. In contrast, all directors of an annually elected board serve one-year terms and the entire board stands for election each year. We believe classified boards inappropriately limit the ability of shareholders to effect change in a board's composition.

1.09 Officers/Directors Liability and Indemnification
     ________________________________________________

     SUPPORT proposal if it conforms to state law.

--------
/1./ Per the proposed NYSE corporate governance standards for listed companies.

1.10 Director Age Restrictions
     _________________________

     OPPOSE proposal to impose or lower director age restrictions. We believe management is in the best position to assess whether if a Director is functioning effectively.

1.11 Establish Term Limits for Directors
     ___________________________________

     Vote WITH MANAGEMENT.

1.12 Mandatory Retirement Age for Directors
     ______________________________________

     OPPOSE provided there are term limits for Directors.

1.13 Separate CEO & Chairman Positions
     _________________________________

     Vote WITH MANAGEMENT. We believe the working relationship between a company and its board is an ordinary business matter to be determined by management in recommending whether to separate the CEO and Chairman positions.

1.14 Require Annual Election of Directors
     ____________________________________

     Vote FOR. Also support a shareholder proposal that the Independent Directors meet regularly without management.

1.15 Require that a Majority of Directors be Independent
     ___________________________________________________

     Vote FOR proposal that a majority of Directors be Independent.

     Consider proposals that MORE THAN A MAJORITY of Directors be Independent on a CASE-BY-CASE basis.

1.16 Establish Director Stock Ownership Requirements
     _______________________________________________

     Vote WITH MANAGEMENT

2.0  AUDITORS
     ________

2.01 Ratify Selection of Auditors
     ____________________________

     Vote FOR proposal to ratify selection of auditors, unless the auditor has failed to qualify as independent under the Sarbanes-Oxley Act of 2002. For example, in an effort to reduce conflicts of interest in services performed by audit firms, the Sarbanes-Oxley Act of 2002 prohibits auditors from engaging in nine categories of non-audit services.

2.02 Approve Discharge of Auditors
     _____________________________

     Examine on a CASE-BY-CASE basis.

2.03 Audit Firm Rotation
     ___________________

     Vote AGAINST shareholder proposal asking for audit firm rotation.

Section 203 of the Sarbanes-Oxley Act adequately addresses rotation, in the context of partner rotation. Section 203 specifies that the lead and concurring partner must be subject to rotation requirements after five years. The rules specify that the lead and concurring partner must rotate after five years and be subject to a five-year "time out" period after rotation. Additionally, certain other significant audit partners are subject to a seven-year rotation requirement with a two-year time out period.

OFI believes that requiring audit firm rotation, given the few choices remaining among top tier accounting firms, is unduly burdensome.

3.0  PROXY CONTEST DEFENSES

3.01 Eliminate Cumulative Voting
     ___________________________

     Vote FOR proposal to eliminate cumulative voting.

     Cumulative voting permits a shareholder to amass (cumulate) all his or her votes for directors and apportion these votes among one, a few, or all of the directors on a multi-candidate slate. We believe cumulative voting promotes special interest candidates who may not represent the interests of all shareholders.

3.02 Provide for Confidential Voting
     _______________________________

     OPPOSE.

     If a proxy solicitor loses the right to inspect individual proxy cards in advance of a meeting, this could result in many cards being voted improperly (wrong signatures, for example) or not at all, with the result that companies fail to reach a quorum count at their annual meetings, and therefore these companies to incur the expense of second meetings or votes.

4.0  TENDER OFFER DEFENSES

4.01 Management Proposal to adopt shareholders rights plan ("poison pill")
     _____________________________________________________________________

     These plans are generally adopted to discourage "hostile" advances on a company. In one common type of plan, shareholders are issued rights to purchase shares at a bargain price if a raider acquires a certain percentage of the company's outstanding shares.

     OFI will generally OPPOSE adopting "poison pill" plans unless the following factors are present: (1) sunset provision of three years; qualifying clause that permits shareholders to redeem the pill in the face of a bona fide tender offer; and record of giving shareholders an opportunity to consider prior tender offers; and

     (2) absence of other takeover defenses or provisions for independent director review of poison pill, with option to renew poison pill.

4.02 Submit Poison Pill to Shareholder Vote
     ______________________________________

     Vote FOR.

4.03 Allow Board to use all outstanding capital authorizations in the event of
     _________________________________________________________________________
     public tender or share exchange offer
     _____________________________________

     OPPOSE.

4.04 Super-Majority Vote Requirements
     ________________________________

     Vote FOR shareholder proposal to reduce super-majority vote requirement.

     Vote AGAINST management proposal to require supermajority vote.

4.05 Anti-Greenmail Amendments
     _________________________

     Greenmail proposals, submitted by both management and shareholders, are aimed at preventing a company from buying a large block of its own stock at an above-market price in order to prevent a takeover or proxy fight. OFI believes greenmail provides no economic benefit to anyone but the greenmailer.

     Vote FOR proposals to adopt anti-greenmail amendments of the company's bylaws or articles of incorporation or that otherwise restrict a company's ability to make greenmail payments.

5.0  CORPORATE GOVERNANCE

5.01 Establish Shareholder Advisory Committee
     ________________________________________

     Vote WITH MANAGEMENT

5.02 Shareholders' Right to Call a Special Meeting
     _____________________________________________

     Vote FOR shareholder proposal to enable shareholders to call special meeting consistent with state statutes.

6.0  CAPITAL STRUCTURE

6.01 Increase Authorized Common Stock
     ________________________________

     SUPPORT up to 100% of current authorization, in absence of specific need for additional authorization.

6.02 Issue Tracking Stock
     ____________________

     In these situations, a company creates a new class of stock that is tied to a specific segment of the company. The general assumption is that the company as a whole is undervalued. The rationale for the tracking stock is that it enables investors to more effectively analyze the designated segment of the company, leading to a higher overall value for the company.

     OPPOSE if creation of tracking stock is bundled with adverse corporate governance changes.

6.03 Submit Preferred Stock Issuance to Vote
     _______________________________________

     SUPPORT shareholder proposal to submit preferred stock issuance to shareholder vote.

6.04 Issue "Blank Check" Preferred Stock
     ___________________________________

     OPPOSE issuance of "blank check" preferred stock, which could be used for the "poison pill" defense.

6.05 Increase Authorization of "Blank Check" Preferred Stock
     _______________________________________________________

     OPPOSE unless: (i) class of stock has already been approved by shareholders and (ii) the company has a record of issuing preferred stock for legitimate financing purposes.

6.06 Pledge of Assets for Debt (Generally, Foreign Issuers)
     ______________________________________________________

     In certain foreign markets, such as France, Latin America and India, companies often propose to pledge assets for debt, or seek to issue bonds which increase debt-to-equity ratios up to 300 percent.

     OFI will consider these proposals on a CASE-BY-CASE basis. Generally, OFI will support increasing the debt-to-equity ratio to 100 percent. Any increase beyond 100 percent will require further assessment, with a comparison of the company to its industry peers or country of origin.

7.0  COMPENSATION

     We review compensation proposals on a CASE-BY-CASE basis.

     In general, OFI considers compensation questions such as stock option plans and bonus plans to be ordinary business activity. We analyze stock option plans, paying particular attention to their dilutive effect (see section 7.04, below). While we generally support management proposals, we oppose compensation proposals we believe are excessive, with consideration of factors including the company's industry, market capitalization, revenues and cash flow.

7.01 Employee Stock Purchase Plan
     ____________________________

     Vote FOR unless the offering period exceeds 12 months.

7.02 Cash Bonus Plan
     _______________

     Consider on a CASE-BY-CASE basis. In general, OFI considers compensation questions such as cash bonus plans to be ordinary business activity. While we generally support management proposals, we oppose compensation proposals we believe are excessive.

7.03 Non-Employee Director Stock Plans
     _________________________________

     Vote IN FAVOR if the number of shares reserved is less than 3% of outstanding shares, and the exercise price is 100% of fair market value.

7.04 Executive Stock Based Plans
     ___________________________

     OFI generally votes FOR management proposals, unless we believe the proposal is excessive.

     In casting its vote, OFI reviews the ISS recommendation per a "transfer of wealth" binomial formula that determines an appropriate cap for the wealth transfer based upon the company's industry peers./2/

7.05 Bonus for Retiring Director
     ___________________________

     Examine on a CASE-BY CASE basis. Factors we consider typically include length of service, company's accomplishments during the Director's tenure, and whether we believe the bonus is commensurate with the Director's contribution to the company.

7.06 Proposal to Re-price Stock Options
     __________________________________

     OPPOSE.

7.07 Submit Severance Agreement to Shareholder Vote
     ______________________________________________

     Vote AGAINST shareholder proposal to submit severance agreements to shareholder vote.

7.08 Shareholder Proposal to Limit Executive Compensation
     ____________________________________________________

     Vote WITH MANAGEMENT

7.09 Shareholder Proposal to Submit Executive Compensation to Shareholder Vote
     _________________________________________________________________________

     Vote WITH MANAGEMENT

--------
/1./ As part of its binomial formula, ISS considers long-term corporate performance (both absolute and relative to the industry), cash compensation, categorization of the company as emerging, growth or mature, and administrative features (such as whether the administering committee is permitted to re-price out-of-money options without shareholder approval). If ISS determines that the "transfer of shareholder wealth" (the dollar cost to shareholders of the executive compensation plan) would be excessive under its model, ISS will recommend a vote against the executive stock-based compensation plan.

7.10 Treatment of Stock Option Awards: Require Expensing of Stock Options Awards
     ___________________________________________________________________________

     Until there is certainty on the required accounting treatment for expensing of stock options, consider shareholder proposals requiring that stock options be expensed on a CASE-BY-CASE basis. Factors we consider typically include the time period over which the options were granted, the methodology for valuing the options, and the impact on the company's balance sheet.

8.0  STATE OF INCORPORATION

8.01 Proposal to Change the Company's State of Incorporation
     _______________________________________________________

     Examine on a CASE-BY-CASE basis taking into account impact of state takeover statutes.

9.0  MERGERS AND RESTRUCTURING

9.01 Mergers and Acquisitions
     ________________________

     Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis. Factors considered typically include: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

9.02 Corporate Restructuring
     _______________________

     Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales should be considered on a CASE-BY-CASE basis.

9.03 Spin-offs
     _________

     Votes on spin-offs should be considered on a CASE-BY-CASE basis. Factors considered typically include: tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

9.04 Asset Sales
     ___________

     Votes on asset sales should be made on a CASE-BY-CASE basis. Factors considered typically include: the impact on the balance sheet/working capital, value received for the asset, and potential elimination of non-economies of scale.

9.05 Liquidations
     ____________

     Votes on liquidations should be made on a CASE-BY-CASE basis. Factors considered typically include: management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

9.06 Appraisal Rights
     ________________

     Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

9.07 Changing Corporate Name
     _______________________

     Vote WITH MANAGEMENT. We believe this to be an ordinary business matter to be determined by management.

9.08 Severance Agreements that are Operative in Event of Change of Control
     _____________________________________________________________________

     Review CASE-BY-CASE, with consideration given to ISS "transfer-of-wealth" analysis (see footnote to section 7.04, above).

                         T. ROWE PRICE ASSOCIATES, INC
                       T. ROWE PRICE INTERNATIONAL, INC
                  T. ROWE PRICE STABLE ASSET MANAGEMENT, INC
                 T. ROWE PRICE GLOBAL INVESTMENT SERVICES, LTD
                  T. ROWE PRICE GLOBAL ASSET MANAGEMENT, LTD

                     PROXY VOTING POLICIES AND PROCEDURES

RESPONSIBILITY TO VOTE PROXIES

   T. Rowe Price Associates, Inc., T. Rowe Price International, Inc., T. Rowe Price Stable Asset Management, Inc., T. Rowe Price Global Investment Services Limited, and T. Rowe Price Global Asset Management Limited ("T. ROWE PRICE") recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company's directors and on matters affecting certain important aspects of the company's structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the U.S.-registered investment companies which it sponsors and serves as investment adviser ("T. ROWE PRICE FUNDS") and by institutional and private counsel clients who have requested that T. Rowe Price be involved in the proxy process.
T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice.

   T. Rowe Price has adopted these Proxy Voting Policies and Procedures ("POLICIES AND PROCEDURES") for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies.

   FIDUCIARY CONSIDERATIONS. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

   CONSIDERATION GIVEN MANAGEMENT RECOMMENDATIONS. One of the primary factors
T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. The Policies and Procedures were developed with the recognition that a company's management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company's board of directors. Accordingly, T. Rowe Price believes that the recommendation of management on most issues should be given weight in determining how proxy issues should be voted. However, the position of the company's management will not be supported in any situation where it is found to be not in the best interests of the client, and the portfolio manager may always elect to vote contrary to management when he or she believes a particular proxy proposal may adversely affect the investment merits of owning stock in a portfolio company.

ADMINISTRATION OF POLICIES AND PROCEDURES

   PROXY COMMITTEE. T. Rowe Price's Proxy Committee ("PROXY COMMITTEE") is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving social responsibility issues. The Proxy Committee also reviews questions and responds to inquiries from clients and mutual fund shareholders pertaining to proxy issues of corporate responsibility. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Fund's Investment Advisory Committee or counsel client's portfolio manager.

   INVESTMENT SUPPORT GROUP. The Investment Support Group ("INVESTMENT SUPPORT GROUP") is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

   PROXY ADMINISTRATOR. The Investment Support Group will assign a Proxy Administrator ("PROXY ADMINISTRATOR") who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers and regional managers for consideration.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

   In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services ("ISS") as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in establishing T. Rowe Price's proxy voting guidelines, and many of our guidelines are consistent with ISS positions, T. Rowe Price may deviate from ISS recommendations on general policy issues or specific proxy proposals.

MEETING NOTIFICATION

   T. Rowe Price utilizes ISS' voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through ProxyMaster.com, an ISS web-based application. ISS is also responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to T. Rowe Price upon request.

VOTE DETERMINATION

   ISS provides comprehensive summaries of proxy proposals (including social responsibility issues), publications discussing key proxy voting issues, and specific vote recommendations regarding portfolio company proxies to assist in the proxy research process. Upon request, portfolio managers may receive any or all of the above-mentioned research materials to assist in the vote determination process. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the viewpoint of our clients.

   Portfolio managers may decide to vote their proxies consistent with T. Rowe Price's policies as set by the Proxy Committee and instruct our Proxy Administrator to vote all proxies accordingly. In such cases, he or she may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose only to sign-off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive a weekly report summarizing all proxy votes in his or her client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their vote. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast in opposition to T. Rowe Price policy.

T. ROWE PRICE VOTING POLICIES

   Specific voting guidelines have been adopted by the Proxy Committee for routine anti-takeover, executive compensation and corporate governance proposals, as well as other common shareholder proposals, and are available to clients upon request. The following is a summary of the significant T. Rowe Price policies:

   ELECTION OF DIRECTORS - T. Rowe Price generally supports slates with a majority of independent directors and nominating committees chaired by an independent board member. T. Rowe Price withholds votes for outside directors that do not meet certain criteria relating to their independence. We also withhold votes for inside directors serving on compensation and audit committees and for directors who miss more than one-fourth of the scheduled board meetings. We vote against management efforts to stagger board member terms because a staggered board may act as a deterrent to takeover proposals.

..   ANTI-TAKEOVER AND CORPORATE GOVERNANCE ISSUES - T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights. Also, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights when voting on corporate governance proposals.

..   EXECUTIVE COMPENSATION ISSUES - T. Rowe Price's goal is to assure that a company's equity-based compensation plan is aligned with shareholders' long-term interests. While we evaluate most plans on a case-by-case basis,
    T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option grants based on a number of criteria such as the costs associated with the plan, plan features, dilution to shareholders and comparability to plans in the company's peer group. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock.

..   SOCIAL AND CORPORATE RESPONSIBILITY ISSUES - Vote determinations for corporate responsibility issues are made by the Proxy Committee using ISS voting recommendations. T. Rowe Price generally votes with a company's management on the following social issues unless the issue has substantial economic implications for the company's business and operations which have not been adequately addressed by management:

  .   Corporate environmental practices;

  .   Board diversity;

  .   Employment practices and employment opportunity;

  .   Military, nuclear power and related energy issues;

  .   Tobacco, alcohol, infant formula and safety in advertising practices;

  .   Economic conversion and diversification;

  .   International labor practices and operating policies;

  .   Genetically-modified foods;

  .   Animal rights; and

  .   Political contributions/activities and charitable contributions.

   GLOBAL PORTFOLIO COMPANIES - ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company's domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not necessarily appropriate for foreign markets. The Proxy Committee has reviewed ISS' general global policies and has developed international proxy voting guidelines which in most instances are consistent with ISS recommendations.

   Votes Against Company Management - Where ISS recommends a vote against management on any particular proxy issue, the Proxy Administrator ensures that the portfolio manager reviews such recommendations before a vote is cast. If a research analyst or portfolio manager believes that management's view on a particular proxy proposal may adversely affect the investment merits of owning stock in a particular company, he/she may elect to vote contrary to management.

   INDEX AND PASSIVELY MANAGED ACCOUNTS - Proxy voting for index and other passively-managed portfolios is administered by the Investment Support Group using ISS voting recommendations when their recommendations are consistent with
T. Rowe Price's policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process.

   DIVIDED VOTES - In the unusual situation where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or Price Fund, the Investment Support Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. Opposing votes will be cast only if it is determined to be prudent to do so in light of each client's investment program and objectives. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against T. Rowe Price policy. The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to T. Rowe Price policy.

   SHAREBLOCKING - Shareblocking is the practice in certain foreign countries of "freezing" shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. Depending upon market practice and regulations, shares can sometimes be unblocked, allowing the trade to settle but negating the proxy vote. T. Rowe Price's policy is generally to vote all shares in shareblocking countries unless, in its experience, trade settlement would be unduly restricted.

   SECURITIES ON LOAN - The T. Rowe Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price's policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.

VOTE EXECUTION AND MONITORING OF VOTING PROCESS

   Once the vote has been determined, the Proxy Administrator enters votes electronically into ISS's ProxyMaster system. ISS then transmits the votes to the proxy agents or custodian banks and sends electronic confirmation to T. Rowe Price indicating that the votes were successfully transmitted.

   On a daily basis, the Proxy Administrator queries the ProxyMaster system to determine newly announced meetings and meetings not yet voted. When the date of the stockholders' meeting is approaching, the Proxy Administrator contacts the applicable portfolio manager if the vote for a particular client or Price Fund has not yet been recorded in the computer system.

   Should a portfolio manager wish to change a vote already submitted, the portfolio manager may do so up until the deadline for vote submission, which varies depending on the company's domicile.

MONITORING AND RESOLVING CONFLICTS OF INTEREST

   The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting.

   Application of the T. Rowe Price guidelines to vote clients proxies should in most instances adequately address any possible conflicts of interest since our voting guidelines are pre-determined by the Proxy Committee using recommendations from ISS, an independent third party. However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy Administrator and the Proxy Committee review all such proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. Issues raising possible conflicts of interest are referred by the Proxy Administrator to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company's proxy.

   SPECIFIC CONFLICT OF INTEREST SITUATIONS - Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy and votes inconsistent with policy will not be permitted. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain T. Rowe Price funds that invest in other T. Rowe Price funds. In cases where the underlying fund of a T. Rowe Price fund-of -funds holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the fund-of-funds in the same proportion as the votes cast by the shareholders of the underlying funds.

REPORTING AND RECORD RETENTION

   Vote Summary Reports will be generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods. All client requests for proxy information will be recorded and fulfilled by the Proxy Administrator.

   T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company's management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. Proxy statements received from issuers (other than those which are available on the SEC's EDGAR database) are kept by ISS in its capacity as voting agent and are available upon request. All proxy voting materials and supporting documentation are retained for six years.

                                 THE TRAVELERS
                                 SERIES TRUST

                      AIM Capital Appreciation Portfolio
                          MFS Total Return Portfolio
                      Pioneer Strategic Income Portfolio
            Salomon Brothers Strategic Total Return Bond Portfolio
                          Strategic Equity Portfolio
                      Travelers Managed Income Portfolio
                        Van Kampen Enterprise Portfolio

                                 ANNUAL REPORT

                               OCTOBER 31, 2005

--------------------------------------------------------------------------------
AIM CAPITAL APPRECIATION PORTFOLIO                  FOR THE YEAR ENDED 10/31/05
MANAGED BY AIM CAPITAL MANAGEMENT, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PERFORMANCE UPDATE
For the 12 months ended October 31, 2005, the portfolio returned 11.47%. In comparison, the portfolio outperformed its unmanaged benchmark, the S&P 500 Index, which returned 8.72% for the same period.

MARKET OVERVIEW NOVEMBER 2004 THROUGH OCTOBER 2005
Despite widespread concern about the potential impact of rising short-term interest rates and historically high energy prices, the U.S. economy expanded, inflation remained contained and corporate profits generally rose during the fiscal year covered by this report. Late in the year, higher energy prices and rising interest rates threatened to crimp consumer spending, which accounts for approximately two-thirds of the U.S. economy.

There was wide variance in corporate profits during the year. Rising prices caused many companies in the energy and utilities sectors to report record earnings and profits--while profits of companies that use a lot of energy, such as chemical companies and airlines, were depressed. The broad stock market rose for the year. Not surprisingly, energy and utilities stocks led the market with strong double-digit returns, while consumer discretionary stocks lagged, one of only two sectors that declined for the year.

CONTRIBUTORS TO PERFORMANCE
During the one year period ending October 31, 2005, the portfolio was significantly overweight relative to the S&P 500 Index in the health care, materials and the information technology sectors. Over the same period, the portfolio was underweight in the consumer staples, financials, telecommunication services and utilities sectors.

The portfolio's exposure to the healthcare sector enhanced results over the reporting period due to good stock selection. Within the sector, holdings in the healthcare supplies industry made the largest contribution to relative performance. The energy sector also contributed positively to relative results.

Relative performance was negatively impacted the most by the portfolio's weightings in the consumer discretionary and utilities sectors. The portfolio's lack of exposure to the utilities sector also detracted from the portfolio's relative performance. On an absolute basis, the energy sector was the largest positive contributor to the portfolio's performance, followed by the health care sector.

On September 16, 2005, a change was announced to the portfolio's management team. Lanny Sachnowitz (lead), Gabe Birdsall and Kirk Anderson joined Rob Lloyd as portfolio managers for the portfolio. In addition, the new managers will be assisted by the large/multi-cap growth team, a new team formed of members of the large-cap growth team and the multi-cap growth team (formerly assigned to the portfolio). The changes are part of AIM's ongoing effort to organize teams around common processes and shared beliefs.

Our investment process combines rigorous quantitative and independent fundamental analysis to find companies exhibiting long- term, sustainable earnings and cash flow growth not yet reflected in stock prices or current valuations. The process we employ is similar to that of the previous management team, though there will be differences in execution. Over time, we believe the changes will be beneficial for shareholders.

PLEASE REFER TO PAGES 21 THROUGH 23 FOR A LIST AND PERCENTAGE BREAKDOWN OF THE PORTFOLIO'S HOLDINGS.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 10/31/05

                                                Percent of
                     Description                Net Assets
                     -------------------------------------
                     Apple Computer, Inc.         2.67%
                     -------------------------------------
                     Johnson & Johnson            1.97%
                     -------------------------------------
                     QUALCOMM, Inc.               1.71%
                     -------------------------------------
                     Microchip Technology, Inc.   1.68%
                     -------------------------------------
                     Procter & Gamble Co.         1.68%
                     -------------------------------------
                     Alcon, Inc.                  1.67%
                     -------------------------------------
                     Yahoo!, Inc.                 1.61%
                     -------------------------------------
                     Office Depot, Inc.           1.59%
                     -------------------------------------
                     Amgen, Inc.                  1.57%
                     -------------------------------------
                     Exxon Mobil Corp.            1.56%
                     -------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 10/31/05

                                    [CHART]

Non-Cyclical                             27.6%
Technology                               14.2%
Energy                                   13.1%
Industrials                              11.0%
Financials                               10.0%
Communications                            9.4%
Cyclical                                  9.3%
Basic Materials                           5.4%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AIM CAPITAL APPRECIATION PORTFOLIO                  FOR THE YEAR ENDED 10/31/05
MANAGED BY AIM CAPITAL MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------

                 AIM CAPITAL APPRECIATION PORTFOLIO MANAGED BY
               AIM CAPITAL MANAGEMENT, INC. VS. S&P 500 INDEX/1/
                            Growth Based on $10,000

                                    [CHART]

                 S&P 500             AIM Capital
                  Index        Appreciation Portfolio
                 -------       ----------------------
10/10/1995       $10,000             $10,000
10/31/1995        10,076               9,990
10/30/1996        12,504              10,771
10/31/1997        16,522              12,706
10/31/1998        20,155              12,351
10/31/1999        25,329              16,355
10/31/2000        26,872              22,329
10/31/2001        20,180              12,646
10/31/2002        17,131              11,161
10/31/2003        20,694              13,368
10/31/2004        22,643              13,854
10/31/2005        24,618              15,443



    ----------------------------------------------------------------
                                Average Annual Return/2/
                            (for the period ended 10/31/05)
    ----------------------------------------------------------------
                     1 Year 3 Year 5 Year 10 Year Since Inception/3/
    ----------------------------------------------------------------
    AIM Capital
    Appreciation
--  Portfolio        11.47% 11.43% -7.11%  4.45%        4.41%
    ----------------------------------------------------------------
- - S&P 500 Index/1/  8.72% 12.85% -1.74%  9.34%        9.43%
    ----------------------------------------------------------------

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/3/Inception date of Portfolio is 10/10/1995.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MFS TOTAL RETURN PORTFOLIO                          FOR THE YEAR ENDED 10/31/05
MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


For the 12 months ended October 31, 2005 the portfolio returned 6.09%. In comparison, the portfolio outperformed its unmanaged benchmarks, the Lehman Brothers Aggregate Bond Index and S&P 500 Index, which returned 1.13% and 8.72% respectively for the same period.

DETRACTORS FROM PERFORMANCE
In the equity portion of the portfolio, the leisure, utilities and communications, and basic materials sectors detracted from results. Stock selection and, to a lesser extent, our overweighting in the leisure sector hindered relative performance during the period. Media company Viacom was among the top detractors from relative performance in this sector.

While overweighting the utilities and communication sector helped performance, stock selection held back the sector's overall results. Telecom services provider Verizon Communications was the portfolio's largest detractor from performance during the period. Our overweighted position and, to a lesser extent, stock selection, in the basic materials sector also hurt performance. News print maker Bowater (not an index constituent) was a top detractor from performance in the basic materials sector.

Stocks in other sectors that detracted from relative results included home improvement manufacturer Masco, manufacturing conglomerate Tyco, clothing retailer Gap, and health care services provider Tenet Healthcare. Not owning the strong performing health insurer UnitedHealth Group and PC maker Apple Computer also weakened relative performance.

In the fixed income portion of the portfolio our overweighting of the "BBB" sector detracted from results. This was slightly offset by our allocation to "BB" rated debt that the index does not hold.

During the reporting period, shifts in currency valuations detracted from the portfolio's performance relative to the benchmark. The base currency of the portfolio is U.S. dollars and the performance of the portfolio, and that of its benchmark, are presented in terms of this currency. Nevertheless, specific holdings of the portfolio and benchmark may be denominated in different currencies, and therefore present the possibility of currency depreciation or appreciation. Because the exposure of the portfolio and the benchmark to foreign currency movements may differ from time to time, these movements may have a material impact on relative performance.

CONTRIBUTORS TO PERFORMANCE
Relative to the portfolio's equity benchmark, energy, technology, and financial services were the strongest performing sectors during the period. A combination of stock selection and allocation drove returns in these sectors.

In the energy sector, stock selection and an overweighted position boosted results. Within the sector, oil and gas producer Devon Energy, drilling rig operator GlobalSantaFe (not an index constituent), offshore drilling company Noble, and oil and gas manufacturer/provider/servicer Cooper Cameron (not an index constituent) were among the portfolio's top contributors.

Underweighting the weak-performing technology sector was also beneficial. Our underweighted position in computer technology company IBM helped as the stock significantly underperformed the benchmark. Stock selection was the main driver of the outperformance of the financial services sector. Our investments in financial services firms PNC and Hartford contributed to relative performance over the period.

During the period, relative performance also benefited from our smaller allocations to drug maker Pfizer and discounted retailer Wal-Mart, both benchmark constituents underperformed significantly. Although the utilities and communication sector detracted from results, our holdings in the wireless giant Sprint Nextel was among the top contributors to performance.

Relative to the portfolio's fixed income benchmark, performance was enhanced by the portfolio's duration. During the period, the portfolio maintained a shorter duration than that of the index, which added to relative results as rates rose. The portfolio also benefited from allocations to banking, finance, and mortgage-related issues. Security selection in the industrial sector and our holdings in inflation-linked issues also added to performance.

PLEASE REFER TO PAGES 24 THROUGH 31 FOR A LIST AND PERCENTAGE BREAKDOWN OF THE PORTFOLIO'S HOLDINGS.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 10/31/05

                                                       Percent of
              Description                              Net Assets
              ---------------------------------------------------
              U.S. Treasury Notes (5.625%, 05/15/2008)   2.69%
              ---------------------------------------------------
              Bank of America Corp.                      2.48%
              ---------------------------------------------------
              U.S. Treasury Bond (6.250%, 08/15/2023)    1.64%
              ---------------------------------------------------
              JPMorgan Chase & Co.                       1.64%
              ---------------------------------------------------
              Sprint Nextel Corp.                        1.63%
              ---------------------------------------------------
              PNC Financial Services Group, Inc.         1.56%
              ---------------------------------------------------
              Wyeth                                      1.38%
              ---------------------------------------------------
              Verizon Communications, Inc.               1.34%
              ---------------------------------------------------
              Altria Group, Inc.                         1.22%
              ---------------------------------------------------
              Viacom, Inc.                               1.22%
              ---------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 10/31/05

                                    [CHART]

Common Stocks                                               60.4%
U.S. Government & Agency Obligations                        28.0%
Domestic Bonds & Debt Securities                            11.4%
Foreign Bonds & Debt Securities                              0.2%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MFS TOTAL RETURN PORTFOLIO                          FOR THE YEAR ENDED 10/31/05
MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                     MFS TOTAL RETURN PORTFOLIO MANAGED BY
  MASSACHUSETTS FINANCIAL SERVICES COMPANY VS. LEHMAN BROTHERS AGGREGATE BOND
                                   INDEX/1/
                            Growth Based on $10,000

                                    [CHART]

              MFS Total Return   Lehman Brothers Aggregate
                 Portfolio              Bond Index (1)        S&P 500 Index (2)
              ----------------   -------------------------    -----------------
 6/16/1994       $10,000                $10,000                    $10,000
10/31/1994        $9,980                 10,030                     10,325
10/31/1995        11,589                 11,600                     13,055
10/31/1996        13,577                 12,278                     16,201
10/31/1997        16,380                 13,370                     21,406
10/31/1998        18,172                 14,619                     26,113
10/31/1999        19,557                 14,696                     32,817
10/31/2000        22,057                 15,769                     34,816
10/31/2001        22,008                 18,065                     26,145
10/31/2002        21,217                 19,129                     22,196
10/31/2003        23,985                 20,066                     26,812
10/31/2004        26,710                 21,176                     29,337
10/31/2005        28,337                 21,415                     31,895




    ----------------------------------------------------------------
                                Average Annual Return/3/
                            (for the period ended 10/31/05)
    ----------------------------------------------------------------
                     1 Year 3 Year 5 Year 10 Year Since Inception/4/
    ----------------------------------------------------------------
    MFS Total
--  Return Portfolio  6.09% 10.13%  5.14%  9.35%         9.59%
    ----------------------------------------------------------------
    Lehman
    Brothers
    Aggregate Bond
- - Index/1/          1.13%  3.84%  6.31%  6.32%         7.91%
    ----------------------------------------------------------------
    S&P 500 Index/2/  8.72% 12.85% -1.74%  9.34%        12.30%
    ----------------------------------------------------------------

/1/The Lehman Brothers Aggregate Bond Index is a broad measure of the performance of the taxable bonds in the U.S. market, with maturities of at least one year. The Index does not include fees or expenses and is not available for direct investment.

/2/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/4/Inception date of Portfolio is 06/16/1994.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIONEER STRATEGIC INCOME PORTFOLIO                  FOR THE YEAR ENDED 10/31/05
MANAGED BY PIONEER INVESTMENT MANAGEMENT USA, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PERFORMANCE REVIEW
Most domestic fixed-income investments delivered modest returns during the 12-month period ended October 31, 2005, as investors attempted to assess the economic impact of the Federal Reserve Board's hikes in short term interest rates. While the Fed persisted in its efforts to guard against any increase in inflationary pressures, the economies of the United States and most foreign countries continued to expand, helping support growth in corporate profits. These factors all contributed to absolute performance of 5.17% for the portfolio and solid outperformance of the benchmark, the Lehman Brothers Aggregate Bond Index which returned 1.13%.

MARKET OVERVIEW
Fixed-income markets were affected by many cross-currents, and our investments in long-term U.S. Treasury bonds and our continued emphasis on lower-rated, high-yield bonds--both domestic corporate bonds and emerging market debt--helped drive the Portfolio's performance. For most of the 12 months, we focused our Treasury investments in longer-term bonds. That tactic helped support performance as yields of shorter-term bonds rose and the prices of bonds with maturities of 10 years or less declined. In contrast, the 30-year Treasury outperformed other higher-rated bonds as its yield declined and its price rose, gaining 34 basis points in price while the Merrill Lynch U.S. Agency/Treasury Master Index declined 3.3% in price.

During a period in which most economies, with the exception of some European markets, grew strongly, corporate profits tended to continue to improve, and high-yield bonds outperformed investment-grade debt. We emphasized both domestic and emerging-market debt throughout the 12 months, although we lowered our exposure to both groups as the period progressed and their prices became less attractive as their spreads over investment-grade debt tightened.

CONTRIBUTORS TO PERFORMANCE
Earlier in the fiscal year, we increased our investments in mortgage-backed securities and have generally maintained our greater emphasis on mortgages, since they continue to look attractive when compared with other investment opportunities. Within our domestic high-yield investments, we gradually upgraded the average credit quality of our bonds as a defensive measure against a possible slowing of corporate profit growth. We also continued to invest in investment-grade foreign debt, primarily government bonds, which offered higher yields than U.S. Treasuries.

Another major shift made was the reduction of our non-dollar exposure at the start of 2005. In the fourth quarter of 2004, during which the euro rose 9%, we held significant foreign currency versus the dollar, which enhanced performance. We anticipated that the U.S. dollar would begin to strengthen against the euro and other foreign currencies. Early in 2005, we scaled back a large portion of our non-dollar exposure to protect portfolio gains made from foreign investments as the trends leading up to the weaker dollar indeed reversed. This step helped performance because our foreign government security investments, most notably from France and Sweden, outperformed U.S. government securities, but the underlying foreign currencies were losing relative value against a strengthening U.S. dollar.

At the end of the period, about 16% of Portfolio assets were invested in Treasuries, including a position in Treasury Inflation Protection Securities
(TIPS) that we added late in the period to hedge against rising interest rates and potential inflation. At the end of the period, mortgage-backed securities represented 24% of Portfolio assets, US investment-grade corporate bonds represented 5.4%, International Investment Grade 11.9%, US high yield 26.5%, and emerging market debt 14.3%.

Our investments in bonds of several basic materials companies helped notably, as rising commodity prices supported the performance of bonds issued by companies such as Freeport McMoRan, a copper and gold mining corporation, and CSN, Brazil's largest steel company. Sino Forest, a Canadian forestry company, also contributed positively. Within the energy sector, bonds of oil and gas producers such as Petroquest and Baytex were outstanding performers. A few investments proved disappointing, however. Those included bonds of Delphi, an auto parts manufacturer, and Duane Reade, a New York-based retail pharmaceutical chain whose business performance hasn't met investors' expectations.

Sincerely,

KENNETH J. TAUBES
DIRECTOR OF FIXED INCOME INVESTMENTS
PIONEER INVESTMENTS




PLEASE REFER TO PAGES 32 THROUGH 43 FOR A LIST AND PERCENTAGE BREAKDOWN OF THE PORTFOLIO'S HOLDINGS.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIONEER STRATEGIC INCOME PORTFOLIO                  FOR THE YEAR ENDED 10/31/05
MANAGED BY PIONEER INVESTMENT MANAGEMENT USA, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------

TOP TEN HOLDINGS BY MARKET VALUE
As of 10/31/05

                                                                    Percent of
  Description                                                       Net Assets
  ----------------------------------------------------------------------------
  U.S. Treasury Inflation Index Note (3.500%, 01/15/11)               5.32%
  ----------------------------------------------------------------------------
  Federal Home Loan Mortgage Corp. (FHLMC) (6.000%, 11/01/35)         2.17%
  ----------------------------------------------------------------------------
  Ginnie Mae I Pool (5.000%, 06/15/35)                                1.82%
  ----------------------------------------------------------------------------
  United States Treasury Inflation Indexed Bonds (3.375%, 01/15/12)   1.81%
  ----------------------------------------------------------------------------
  U.S. Treasury Bonds (3.000%, 07/15/12)                              1.68%
  ----------------------------------------------------------------------------
  U.S. Treasury Bonds (7.250%, 05/15/16)                              1.53%
  ----------------------------------------------------------------------------
  U.S. Treasury Notes (4.000%, 02/15/15)                              1.45%
  ----------------------------------------------------------------------------
  Ginnie Mae I Pool (5.500%, 04/15/34)                                1.42%
  ----------------------------------------------------------------------------
  U.S. Treasury STRIPS (4.447%, 02/15/11)                             1.36%
  ----------------------------------------------------------------------------
  Province of Ontario (5.500%, 04/23/13)                              1.18%
  ----------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 10/31/05

                                    [CHART]

High Yield Corporate Bonds                                  26.5%
Mortgage-Backed Securities                                  24.3%
U.S. Treasuries                                             16.8%
Foreign Bonds - Emerging Markets                            14.3%
Foreign Bonds - Investment Grade                            11.9%
Investment Grade Corporate Bonds                             3.8%
Municipal Bonds                                              1.6%
Stocks/Other                                                 0.8%

--------------------------------------------------------------------------------
PIONEER STRATEGIC INCOME PORTFOLIO                  FOR THE YEAR ENDED 10/31/05
MANAGED BY PIONEER INVESTMENT MANAGEMENT USA, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                 PIONEER STRATEGIC INCOME PORTFOLIO MANAGED BY
     PIONEER INVESTMENT MANAGEMENT USA, INC. VS. CITIGROUP NON-U.S. WORLD GOVERNMENT BOND INDEX-UNHEDGED/1/ AND LEHMAN BROTHERS AGGREGATE BOND INDEX/2/
                            Growth Based on $10,000

                                    [CHART]

                              Citigroup Non-U.S.
         Pioneer Strategic    World Government Bond      Lehman Brothers
          Income Portfolio    Index--Unhedged/1/       Aggregate Bond Index/2/
         -----------------    ---------------------    -----------------------
 6/94                                $10,000                  $10,000
10/94        $10,000                  10,732                   10,030
10/95         11,560                  12,362                   11,600
10/96         12,650                  13,036                   12,278
10/97         13,717                  12,996                   13,370
10/98         13,628                  14,659                   14,619
10/99         13,873                  14,225                   14,696
10/00         13,906                  12,845                   15,769
10/01         14,545                  13,732                   18,065
10/02         14,836                  15,114                   19,129
10/03         17,887                  17,797                   20,066
10/04         19,973                  19,974                   21,176
10/05         21,004                  19,484                   21,415




    ----------------------------------------------------------------
                                Average Annual Return/3/
                            (for the period ended 10/31/05)
    ----------------------------------------------------------------
                     1 Year 3 Year 5 Year 10 Year Since Inception/4/
    ----------------------------------------------------------------
    Pioneer
    Strategic Income
--  Portfolio         5.17% 12.29%  8.60%  6.15%        6.74%
    ----------------------------------------------------------------
    Citigroup
    Non-U.S. World
    Government
    Bond Index--
- - Unhedged/1/      -2.45%  8.83%  8.69%  4.65%        6.90%
    ----------------------------------------------------------------
    Lehman
    Brothers
    Aggregate Bond
--  Index/2/          1.13%  3.84%  6.31%  6.32%        7.91%
    ----------------------------------------------------------------

/1/The Citigroup Non-U.S. World Government Bond Index--Unhedged is comprised of fixed rate bonds with a maturity of one year or longer, and at least $25 million outstanding. This Index includes securities from 10 countries, providing a comprehensive measure of the total return performance of the domestic bond markets in each country included, as well as the ten combined countries. The Index does not include fees or expenses and is not available for direct investment.

/2/The Lehman Brothers Aggregate Bond Index is a broad measure of the performance of the taxable bonds in the U.S. market, with maturities of at least one year. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/4/Inception date of Portfolio is 06/16/1994.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SALOMON BROTHERS STRATEGIC TOTAL RETURN BOND
PORTFOLIO                                           FOR THE YEAR ENDED 10/31/05
MANAGED BY SALOMON BROTHERS ASSET MANAGEMENT INC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------

HOW DID THE PORTFOLIO PERFORM DURING THE REPORTING PERIOD?
Due to the Portfolio's allocations across investment grade, high yield and emerging markets debt, please find three separate market overviews for the period included below.

INVESTMENT GRADE MARKET REVIEW
During the 12 months ended October 31, 2005, markets were primarily driven by Federal Reserve ("Fed") activity, employment and inflation data and rising energy costs, exacerbated near period end by the devastating impact of Hurricane Katrina on the U.S. Gulf Coast. The Fed's eight "measured" 25-basis-point hikes during the period brought the Fed Funds rate to 3.75% from 1.75% by period end. The Fed raised rates an additional quarter point to 4.00% on November 1, after the close of the reporting period. These measured, consecutive rate hikes exerted upward pressure on short-term bond yields, driving 2-year yields up about 183 basis points during the 12 months. However, in what Fed Chairman Alan Greenspan termed a "conundrum," yields on the long bond stayed low during the period, even declining slightly (four basis points) over the 12 months despite relinquishing all gains to end 53 basis points higher by period end. This sharp rise in short yields and relative stagnation in longer yields resulted in the extensive yield curve flattening seen during the period.

As the market fully expected each 25-basis-point hike in the Federal funds rate during the period--thanks to the Fed's well-advertised intentions to raise rates at a measured pace--investors spent much of the period dissecting language from the Fed for clues on its assessment of the U.S. economy and the pace of rate hikes. The Fed reiterated throughout the year that it would increase rates "at a pace that is likely to be measured" and, starting in June 2004, added that, "the Committee will respond to changes in economic prospects as needed to fulfill its obligation to maintain price stability." In its most recent statement (from the September 20/th /meeting), the Fed noted that core inflation remained low near the end of the period and long-term inflation expectations remained "contained" (even if the language was downgraded from the "well contained" language used at prior meetings).

Slowing global growth, rising inflation and surging oil prices undoubtedly restrained economic activity during the period, with Gross Domestic Product ("GDP") declining year-over-year to 3.8% growth in first quarter 2005 (from first quarter 2004's 4.5% pace) and to 3.4% growth in second quarter 2005 (from second quarter 2004's 3.5%). However, economic growth remained remarkably resilient into the third quarter, particularly after fears of a sharp slowdown in the wake of Hurricanes Katrina and Rita, gaining 3.8% on an annualized basis versus 3.9% last year and consensus expectations of 3.6% growth. Although growth remained strong throughout the period, fears of potential slowing, combined with increasing inflation, drove markets. Oil prices, which breached $70 per barrel before period end, continue to cast a pall on growth and consumer spending expectations.

This was particularly true in the latter half of the period, as investors assessed the potential impact of Hurricanes Katrina and Rita on U.S. economic growth, inflation and the pace of interest rates and growth indicators turned increasingly mixed. For example, the U.S. labor market began to pick up in early 2004 and continued to improve through most of the Portfolio's fiscal year, although the pace of improvement remained uneven from month to month. Unemployment fell through the majority of the period, declining from 5.5% in October 2004 to 4.9% in August 2005. However, employment skyrocketed, even if not as much as expected, in the wake of Hurricane Katrina, and the unemployment rate rose to 5.0% in October. Industrial production and retail sales also remained positive through most of the period, even considering the volatility in the auto sector as General Motors and Ford were successively downgraded by three major statistical credit rating agencies to below investment grade. Again, however, as with employment, industrial production and retail sales data turned negative near period end as the effects of Hurricane Katrina roiled through the economy, reductions in auto production hit the market and the highly successful automotive dealer incentive packages offered through the summer came to an end.

While inflationary pressures from sustained high commodity prices began to creep into the economy, particularly near the end of the period, continued strong growth and limited wage pressures are keeping long-term inflation expectations "contained". Core inflation rates, in particular, remained subdued throughout the period despite growing inflationary pressure. Specifically, core Consumer Price Index (CPI) inflation rose only 0.1% year-over-year to 2.1% in October 2005, and core Producer Price Index (PPI) inflation edged up only 0.1% year-over-year to 1.9% in September 2005. However, both consumer and producer headline inflation rose dramatically by period end as continually high and rising energy prices and competitive pricing pressures began to be passed through to the consumer. Headline CPI inflation rose approximately 1.1% to 4.3% in October 2005 versus October 2004, and headline PPI inflation increased 1.5% to 5.9% over the same period. Pricing pressures were also seen in the core PCE deflator/i/, the Fed's preferred measure of inflation, which rose 0.5% versus September 2004 to 2.0% year-over-year in the latest September reading.

HIGH YIELD MARKET REVIEW
During the 12 months ended October 31, 2005, the high yield market, as represented by the Citigroup High Yield Market Index, returned 3.55%. High yield debt markets rallied through the last two months of 2004 as investors gained confidence that inflation was contained and the Fed would continue to raise rates at a "measured pace." Reduced U.S. Treasury market volatility, combined with the continued low interest rate environment, set a positive tone for high yield, engendering generally positive mutual fund flows and contributing both to the record number of deals that came to market during 2004 and strong demand for higher yielding assets. Additionally, default rates reached 20-year lows as the improving economy and the low interest rate environment enabled companies to extend their debt maturities and improve their liquidity.

However, rising oil prices, weak equity markets and isolated hawkish comments from the Fed regarding inflation led the market down in the first few months of 2005. The steady stream of negative auto sector headlines through Spring 2005, including General Motor's unexpected

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SALOMON BROTHERS STRATEGIC TOTAL RETURN BOND
PORTFOLIO                                           FOR THE YEAR ENDED 10/31/05
MANAGED BY SALOMON BROTHERS ASSET MANAGEMENT INC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------

negative earnings warning in mid-March and Ford's reduced earnings guidance and second quarter production cuts announced in late April, reintroduced investor fears of both companies' potential downgrades to high yield status. This caused spreads to widen dramatically within the auto sector and across fixed income credit markets. Markets began recovering in mid-May on stronger technicals, positive economic developments and S&P and Fitch's long-anticipated downgrades of Ford and GM to non-investment grade. The rating agencies' actions removed some of the uncertainty in the market surrounding the credits' ultimate resting places, allowing both high yield and investment grade investors to shore up their positions.

Improving technicals, better overall demand and the relative absence of further negative headlines continued to buoy markets through June and July, despite a stronger new issue calendar in June and renewed outflows from high yield mutual funds. Resurgent investor risk appetites on the back of strong U.S. economic news and positive 2Q earnings announcements also contributed to positive performance, allowing markets to outperform despite the July 7/th/ terrorist bombings in London (and the July 21/st/ reprise) and weaker consumer sentiment.

However, higher-than-expected August new issuance, combined with stronger inflation, increasingly mixed economic data and rising energy prices, slowed activity near the end of the period, although low trading volumes and light issuance in the latter half of August (ahead of the Labor Day holiday) kept markets in positive territory. High yield markets continued to decline through October end, as volatility in the auto sector, higher energy costs, rising inflation and fears of a potentially slowing economy in the aftermath of Hurricane Katrina converged with abundant new supply and continued retail outflows following the Labor Day holiday.

Spreads tightened 45 basis points during the 12-month period ended October 31, 2005 to close at 363 basis points over U.S. Treasuries. Based on the 8.13% yield/ii/ of the Citigroup High Market Yield Index as of October 31, 2005, high-yield bonds continued to offer competitive yields relative to U. S. Treasury notes./iii/ However, high-yield issues are subject to additional risks, such as the increased possibility of default because of their lower credit quality, and yields and prices will fluctuate.

EMERGING MARKETS DEBT REVIEW
Emerging markets debt returned 10.54% during the 12 months ended October 31, 2005, as represented by the J.P. Morgan Emerging Markets Bond Index Global. Strong country fundamentals and market technicals offset the downward pressure exerted by eight "measured" increases in the Fed Funds rate throughout the 12 months and credit contagion from the auto sector during volatile Spring 2005. Continued progress on political and economic reform in many emerging countries, continued commodity price strength and the generally positive macro environment supported broad credit quality improvements across emerging markets during the 12 months.

Sovereign debt markets achieved positive momentum at the start of the period after recovering from depressed levels earlier in 2004 and rallied through the remainder of the year. Positive returns were supported by strong underlying country fundamentals, commodity prices strength (particularly in metals, agriculture and oil) and relatively low U.S. Treasury market volatility. Emerging debt continued to trend positive during the first two months of 2005 despite concerns over the path of U.S. interest rates, risks of higher inflation and new bond issuance weighing on the market. However, indications of potentially more aggressive tightening (50-basis-point increments) from the Federal Reserve and increasingly prominent inflation worries led the market down in March, broadly in line with the U.S. Treasury market. Emerging debt markets remained under pressure in early April as spillover from volatile credit markets, with the highly visible troubles in the auto sector, worsened technicals.

Markets turned again by mid-April and followed a generally upward trajectory through the remainder of the period as U.S. Treasury market volatility declined, the U.S. equity market recovered and country fundamentals remained broadly supportive. Although sovereign market volatility trended upward near the end of the period, emerging markets proved relatively resilient, boosted by strong investor demand for greater risk assets despite the early July terrorist bombings in London, continued political noise in key emerging countries and increasing volatility in U.S. Treasuries.

Spreads tightened 157 basis points/iv/ during the 12-month period ended
October 31, 2005, closing at 242 basis points over U.S. Treasuries. (Of note, sovereign spreads tightened 67 basis points alone during the month of June 2005 due primarily to index rebalancing with the conclusion of the Argentine bond exchange.) Over the period, 12-month return volatility stood at 4.92%,/v/ substantially below long-term, historical levels of approximately 16%.

HOW DID THE PORTFOLIO PERFORM DURING THE REPORTING PERIOD? PERFORMANCE VS. BENCHMARK? PERFORMANCE VS. LIPPER CATEGORY AVERAGE?
For the 12 months ended October 31, 2005, the Salomon Brothers Strategic Total Return Bond Portfolio returned 2.67%. In comparison, the portfolio's unmanaged benchmark, the Lehman Brothers Aggregate Bond Index, returned 1.13%, and its Lipper variable global income funds category average was 2.80% over the same period.

WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING THE PORTFOLIO'S PERFORMANCE?

  3A) WHAT WERE THE LEADING CONTRIBUTORS TO PERFORMANCE?
During the annual period, the Portfolio benefited from its yield curve positioning, underweight to shorter maturities in favor of the longer portion of the curve. The flattening yield curve positively impacted portfolio returns. The Portfolio's exposure to higher yielding assets, specifically U.S. high yield and emerging markets debt, also proved to be beneficial in benchmark outperformance over the period as both markets enjoyed favorable market fundamentals and technicals during the 12 months.

  3B) WHAT WERE THE LEADING DETRACTORS FROM PERFORMANCE?
Our shorter duration detracted from overall absolute returns early in the period, as the longer end (10+ year) of the yield curve held up

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SALOMON BROTHERS STRATEGIC TOTAL RETURN BOND
PORTFOLIO                                           FOR THE YEAR ENDED 10/31/05
MANAGED BY SALOMON BROTHERS ASSET MANAGEMENT INC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------

better than market participants expected. The Portfolio's allocation to investment grade corporates detracted from performance during the annual period due to market volatility predicated on idiosyncratic risk (i.e. negative auto sector headlines, M&A and LBO activity and shareholder-friendly corporate actions).

WERE THERE ANY SIGNIFICANT CHANGES MADE TO THE PORTFOLIO DURING THE REPORTING PERIOD?
We reduced overall duration in the portfolio versus the benchmark in advance of the remarkable yield curve flattening seen during the 12 months ended
October 31, 2005. Although remaining somewhat defensive (i.e., slightly short), we brought the portfolio's duration closer to neutral as rates backed up and the 10-year U.S. Treasury bond sold off in the latter half of the period. We also removed our yield curve flattener trade, in which we had underweighted the short end of the yield curve and overweighted the long end in anticipation of further flattening.

We took profits in non-U.S. investment grade and emerging markets debt near the end of the reporting period to decrease the portfolio's overall risk exposure from its early overweight toward more neutral levels of credit risk. We opportunistically reallocated assets into mortgage-backed and U.S. Treasury securities during market troughs as both asset classes sold off during the period, although we remain underweight mortgages relative to historical levels.

PLEASE REFER TO PAGES 44 THROUGH 48 FOR A LIST AND PERCENTAGE BREAKDOWN OF THE PORTFOLIO'S HOLDINGS.

Your clients should consider the investment objectives, risks, charges and expenses of a portfolio carefully before investing. The prospectus contains this and other important information. Your clients should read the prospectus carefully before investing.

/i/ The PCE deflator is a nation-wide indicator of the average increase in prices for all domestic personal consumption. It's derived from the largest Gross Domestic Product (GDP) component, personal consumption expenditures, and is indexed to a base of 100 in 1992.

/ii/ As measured by the yield on the Citigroup High Yield Market Index as of the period's close. The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities. Please note that an investor cannot invest directly in an index.

/iii/ Yields are subject to change and will fluctuate.

/iv/ A basis point is one one-hundredth (1/100 or 0.01) of one percent.

/v/ Source: J.P. Morgan Chase.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 10/31/05

                                                             Percent of
        Description                                          Net Assets
        ---------------------------------------------------------------
        Federal National Mortgage Association ( 5.000%, TBA)   15.80%
        ---------------------------------------------------------------
        Federal Home Loan Mortgage Corp. (6.000%, TBA)          9.21%
        ---------------------------------------------------------------
        Federal Home Loan Mortgage Corp. (5.000%, TBA)          7.02%
        ---------------------------------------------------------------
        U.S. Treasury Note (4.000%, 04/15/10)                   4.30%
        ---------------------------------------------------------------
        U.S. Treasury Bond (6.250%, 05/15/30)                   3.53%
        ---------------------------------------------------------------
        Federal National Mortgage Association ( 4.000%, TBA)    3.46%
        ---------------------------------------------------------------
        Federal National Mortgage Association ( 6.500%, TBA)    3.07%
        ---------------------------------------------------------------
        U.S. Treasury Note (4.250%, 08/15/13)                   2.86%
        ---------------------------------------------------------------
        U.S. Treasury Note (3.875%, 05/15/10)                   2.14%
        ---------------------------------------------------------------
        U.S. Treasury Note (5.000%, 02/15/11)                   1.87%
        ---------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 10/31/05

                                    [CHART]

Common Stocks                                        1.5%
Domestic Bonds & Debt Securities                    33.7%
Foreign Bonds & Debt Securities                      5.9%
Preferred Stock                                      0.2%
Rights/ Warrants                                     0.0%
U.S. Government & Agency Obligations                58.7%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SALOMON BROTHERS STRATEGIC TOTAL RETURN BOND
PORTFOLIO                                           FOR THE YEAR ENDED 10/31/05
MANAGED BY SALOMON BROTHERS ASSET MANAGEMENT INC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


       SALOMON BROTHERS STRATEGIC TOTAL RETURN BOND PORTFOLIO MANAGED BY SALOMON BROTHERS ASSET MANAGEMENT VS. J.P. MORGAN GLOBAL GOVERNMENT BOND
      INDEX-UNHEDGED/1/ AND LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX/2/
                            Growth Based on $10,000

                                    [CHART]

             Salomon Strategic     J.P. Morgan Global      Lehman Brothers
               Total Return      Government Bond Index   Aggregate Bond Index
             -----------------   ---------------------   --------------------
 6/94             $10,000                                      $10,000
10/94               9,950               $10,000                 10,030
10/95              10,882                11,443                 11,600
10/96              13,066                12,027                 12,278
10/97              14,284                13,109                 13,370
10/98              13,927                14,655                 14,619
10/99              13,793                14,391                 14,696
10/00              14,396                15,600                 15,769
10/01              15,978                17,986                 18,065
10/02              16,515                19,118                 19,129
10/03              19,008                19,697                 20,066
10/04              20,306                20,729                 21,176
10/05              20,847                20,924                 21,415



    ---------------------------------------------------------------
                               Average Annual Return/3/
                           (for the period ended 10/31/05)
    ---------------------------------------------------------------
                    1 Year 3 Year 5 Year 10 Year Since Inception/4/
    ---------------------------------------------------------------
    Salomon
    Strategic Total
    Return Bond
--  Portfolio        2.67%  8.08%  7.69%  6.72%        6.67%
    ---------------------------------------------------------------
    J.P. Morgan
    Global
    Government
    Bond Index--
- - Unhedged/1/      0.94%  3.06%  6.05%  6.22%        7.66%
    ---------------------------------------------------------------
    Lehman Brothers
    Aggregate Bond
--  Index/2/         1.13%  3.84%  6.31%  6.32%        7.91%
    ---------------------------------------------------------------

/1/The J.P. Morgan Global Government Bond Index--Unhedged is a daily, market capitalization weighted international fixed-income index consisting of 13 countries. The Index does not include fees or expenses and is not available for direct investment.

/2/The Lehman Brothers Aggregate Bond Index is a broad measure of the performance of the taxable bonds in the U.S. market, with maturities of at least one year. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/4/Inception date of Portfolio is 06/16/1994.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STRATEGIC EQUITY PORTFOLIO                          FOR THE YEAR ENDED 10/31/05
MANAGED BY FIDELITY MANAGEMENT & RESEARCH COMPANY

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------

STRATEGIC EQUITY PORTFOLIO

For the year ending October 31st, 2005 most of the world's major stock markets posted gains as many foreign economies catapulted to new highs. Domestically, the S&P 500 returned 8.72%. The economy continued to expand and overall corporate profits improved at a strong, albeit slowing, rate. As of the end of October approximately 85% of companies in the S&P 500 have reported earnings, with two thirds surprising on the upside. With the third quarter earnings season nearly complete, S&P 500 companies are on pace to register their 14th quarter of double digit earnings growth. This expansion occurred despite dramatically higher energy prices, Federal Reserve tightenings, geopolitical uncertainties, as well as regulatory and legal issues at some major U.S. corporations. For the year ending October 31st, 2005 mid cap stocks outperformed both large and small cap stocks. Value stocks outpaced growth stocks across all market capitalization ranges.

Against this backdrop, the Strategic Equity Portfolio underperformed the S&P 500 Index. For the 12 months ended October 31st the portfolio returned 6.85% while the S&P 500 returned 8.72% for the same period. The largest detractor from relative performance was an underweight to the energy sector. Energy was by far the best performing sector in the S&P 500 over the past twelve months as record high oil and natural gas prices created a positive environment for energy companies. Stock selection in the industrial sector, more specifically the transportation industry, hurt performance as several airline and automobile parts companies posted negative returns for the year. Weak stock returns and an overweight to the slumping telecommunications sector also contributed to the portfolio's relative underperformance. On the up side, an underweight in financials and solid stock picking in the materials sector helped to bolster portfolio performance.

PLEASE REFER TO PAGES 49 THROUGH 51 FOR A LIST AND PERCENTAGE BREAKDOWN OF THE PORTFOLIO'S HOLDINGS.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.
TOP TEN HOLDINGS BY MARKET VALUE
As of 10/31/05

                                                    Percent of
                 Description                        Net Assets
                 ---------------------------------------------
                 American International Group, Inc.   7.61%
                 ---------------------------------------------
                 Microsoft Corp.                      6.99%
                 ---------------------------------------------
                 Altria Group, Inc.                   3.48%
                 ---------------------------------------------
                 General Electric Co.                 3.46%
                 ---------------------------------------------
                 UnitedHealth Group, Inc.             2.83%
                 ---------------------------------------------
                 SLM Corp.                            2.80%
                 ---------------------------------------------
                 Wyeth                                2.30%
                 ---------------------------------------------
                 Roche Holding AG                     2.28%
                 ---------------------------------------------
                 Johnson & Johnson                    2.22%
                 ---------------------------------------------
                 CIENA Corp.                          1.77%
                 ---------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% portfolio market value)
As of 10/31/05

                                    [CHART]

Consumer Discretionary          0.3%
Non-Cyclical                   34.6%
Energy                          3.9%
Basic Materials                 1.7%
Financials                     18.6%
Cyclical                        5.6%
Industrials                     6.5%
Technology                     15.4%
Communications                 12.1%
Utilities                       1.2%
Health Care                     0.1%



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STRATEGIC EQUITY PORTFOLIO                          FOR THE YEAR ENDED 10/31/05
MANAGED BY FIDELITY MANAGEMENT & RESEARCH COMPANY

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                     STRATEGIC EQUITY PORTFOLIO MANAGED BY
                         FIDELITY VS. S&P 500 INDEX/1/
                            Growth Based on $10,000

                                    [CHART]

                Strategic Equity Portfolio     S&P 500
                --------------------------     -------
 6/94                  $10,000                 $10,000
10/94                   10,650                  10,325
10/95                   13,428                  13,055
10/96                   17,007                  16,201
10/97                   22,549                  21,406
10/98                   25,463                  26,113
10/99                   34,504                  32,817
10/00                   37,683                  34,816
10/01                   25,606                  26,145
10/02                   19,449                  22,196
10/03                   23,450                  26,812
10/04                   25,430                  29,337
10/05                   27,173                  31,895





    ----------------------------------------------------------------
                                Average Annual Return/2/
                            (for the period ended 10/31/05)
    ----------------------------------------------------------------
                     1 Year 3 Year 5 Year 10 Year Since Inception/3/
    ----------------------------------------------------------------
    Strategic Equity
--  Portfolio         6.85% 11.79% -6.33%  7.30%         9.18%
    ----------------------------------------------------------------
- - S&P 500 Index/1/  8.72% 12.85% -1.74%  9.34%        12.30%
    ----------------------------------------------------------------

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/3/Inception date of Portfolio is 06/16/1994.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRAVELERS MANAGED INCOME PORTFOLIO                  FOR THE YEAR ENDED 10/31/05
MANAGED BY SALOMON BROTHERS ASSET MANAGEMENT INC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PERFORMANCE UPDATE
For the 12 months ended October 31, 2005, the Portfolio returned 0.35%. In comparison, the Lehman Brothers Intermediate Government/Credit Bond Index ("Lehman Index") returned 0.27% for the same period.

MARKET REVIEW
The U.S. economy continued to grow at a solid pace throughout the period, with gross domestic product (GDP) surpassing 3.0% in each quarter covered by this report. Given the strength of the economy and rising oil prices triggering inflationary concerns, the Federal Reserve Board (the "Fed") continued to raise short-term interest rates at a measured pace. While there were expectations that the Fed may pause in its tightening cycle following the devastation wrought by Hurricanes Katrina and Rita, it continued to raise rates. In its statement accompanying the September 2005 rate hike the Fed said: "The widespread devastation in the Gulf region, the associated dislocation of economic activity, and the boost to energy prices imply that spending, production, and unemployment will be set back in the near term...While these unfortunate developments have increased uncertainty about near-term economic performance, it is the Open Market Committee's view that they do not pose a more persistent threat."

Rising interest rates, a widening of swap and credit spreads, a decline in volatility, and the flattening of the yield curve were the main drivers of the fixed income market during the reporting period. In the Treasury market, 3- and 5-year securities generated the worst performance during the fiscal year. In contrast, 30-year Treasuries had the best performance of any fixed income security or sector, followed by the positive performance of 3- and 6-month Treasury bills. High-grade credit spreads widened to 86 basis points over the period.

CONTRIBUTORS TO PERFORMANCE
During the reporting period, the Portfolio's yield curve and duration management, sector allocations, and security selection enhanced results. In particular, the Portfolio's overweight in asset-backed securities relative to the Lehman Index added to the performance of the Portfolio, as did our overweight in collateralized mortgage-backed securities. The Portfolio's exposure to the corporate bond market produced mixed results over the period. On one hand, the Portfolio's strong security selection and an underweight position in the poor performing auto industry were positives for performance. However, our general overweight of the corporate bond sector detracted from results, as it was the worst performing sector over the fiscal year.

Thank you for your investment in the Travelers Managed Income Portfolio. We appreciate that you have entrusted us to manage your money and value our relationship with you.

Sincerely,

GENE C. COLLINS
TRAVELERS ASSET MANAGEMENT INTERNATIONAL COMPANY, LLC
NOVEMBER 22, 2005

PLEASE REFER TO PAGES 52 THROUGH 55 FOR A LIST AND PERCENTAGE BREAKDOWN OF THE PORTFOLIO'S HOLDINGS.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

TOP TEN HOLDINGS BY MARKET VALUE
As of 10/31/05

                                                                 Percent of
    Description                                                  Net Assets
    -----------------------------------------------------------------------
    U.S. Treasury Note (4.125%, 08/15/08)                          11.99%
    -----------------------------------------------------------------------
    U.S. Treasury Note (5.625%, 05/15/08)                           9.04%
    -----------------------------------------------------------------------
    U.S. Treasury Note (4.000%, 08/31/07)                           5.82%
    -----------------------------------------------------------------------
    U.S. Treasury Note (2.875%, 11/30/06)                           4.68%
    -----------------------------------------------------------------------
    U.S. Treasury Note (4.125%, 05/15/15)                           2.39%
    -----------------------------------------------------------------------
    Federal National Mortgage Association (6.000%, 05/15/11)        1.89%
    -----------------------------------------------------------------------
    Banc of America Commercial Mortgage, Inc. (4.870%, 12/10/42)    1.50%
    -----------------------------------------------------------------------
    Time Warner, Inc. (6.150%, 05/01/07)                            1.49%
    -----------------------------------------------------------------------
    U.S. Treasury Note (2.750%, 08/15/07)                           1.42%
    -----------------------------------------------------------------------
    JP Morgan Chase Commercial Mortgage Securities Corp.
     (4.922%, 01/15/42)                                             1.41%
    -----------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 10/31/05

                                    [CHART]

Asset - Backed                        2.8%
Cash/Other                            5.6%
Collateralized Mortgage Obligations   7.6%
Domestic Corporate Bonds             41.5%
Rights/Warrants                       0.0%
U.S. Agency Mortgage                  4.9%
U.S. Treasury                        37.6%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRAVELERS MANAGED INCOME PORTFOLIO                  FOR THE YEAR ENDED 10/31/05
MANAGED BY SALOMON BROTHERS ASSET MANAGEMENT INC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                 TRAVELERS MANAGED INCOME PORTFOLIO MANAGED BY
             SALOMON BROTHERS ASSET MANAGEMENT VS. LEHMAN BROTHERS
                 INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX/1/
                            Growth Based on $10,000

                                    [CHART]

              Travelers Managed       Lehman Brothers Intermediate
              Income Portfolio        Government/Credit Bond Index
              -----------------       ----------------------------
 6/99             $10,000                     $10,000
10/94              10,040                      10,035
10/95              11,313                      11,293
10/96              11,835                      11,950
10/97              12,923                      12,845
10/98              13,661                      14,016
10/99              13,900                      14,155
10/00              14,534                      15,069
10/01              16,496                      17,216
10/02              15,827                      18,234
10/03              17,544                      19,224
10/04              18,278                      20,056
10/05              18,341                      20,111




    ----------------------------------------------------------------
                                Average Annual Return/2/
                            (for the period ended 10/31/05)
    ----------------------------------------------------------------
                     1 Year 3 Year 5 Year 10 Year Since Inception/3/
    ----------------------------------------------------------------
    Travelers
    Managed
--  Income Portfolio  0.35%  5.04%  4.76%  4.95%        5.48%
    ----------------------------------------------------------------
    Lehman
    Brothers
    Intermediate
    Government/
    Credit Bond
- - Index/1/          0.27%  3.32%  5.94%  5.94%        7.24%
    ----------------------------------------------------------------

/1/The Lehman Brothers Intermediate Government/Credit Bond Index, is a broad-based unmanaged index of bonds issued by the U.S. government and its agencies as well as certain corporate issuers. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/3/Inception date of Portfolio is 06/16/1994.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
VAN KAMPEN ENTERPRISE PORTFOLIO                     FOR THE YEAR ENDED 10/31/05
MANAGED BY VAN KAMPEN ASSET MANAGEMENT, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PERFORMANCE REVIEW
For the 12 months ended October 31, 2005, the Van Kampen Enterprise Portfolio returned 10.48%. The Portfolio outperformed its benchmark, the Russell 1000(R) Growth Index, which returned 8.81% for the same period. It outperformed the Lipper Variable Large Cap Growth fund category average, which was 10.06%.

MARKET REVIEW
The annual reporting period opened on an optimistic note. Despite high oil prices and ongoing increases to the federal funds target rate, stocks rallied briskly in November and December. The stock market was buoyed by a variety of factors, including the undisputed presidential election, indications of steady economic growth, merger-and-acquisition activity, initial public offerings and good corporate earnings.

In contrast to the strong close of 2004, the first months of 2005 were far less ebullient. Stocks retreated amid profit taking and deteriorating sentiment. Investors grew increasingly apprehensive about soaring oil prices, inflationary pressures, the Federal Open Market Committee's (the Fed) interest rate tightenings, and the pace of economic growth. The misfortunes of the auto industry called into question the strength of the U.S. economy. Although oil prices continued to increase, the climate brightened by late spring. Encouraging economic data, increased consumer confidence, waning inflationary fears and many solid corporate earnings announcements boosted the stock market.

Against the backdrop of mixed economic data and additional increases to the federal funds rate, the markets became increasingly choppy during the final months of the period. The Gulf Coast hurricanes sent oil prices spiking and created anxiety about the economy, particularly given the Fed's resolve to continue raising rates. The stock market regained its footing as the period wound to a close, helped by a dip in oil prices, better-than-expected economic data, and the nomination of Benjamin Bernanke to head the Federal Reserve.

CONTRIBUTORS TO PERFORMANCE
The Portfolio's performance relative to the Russell 1000(R) Growth Index was boosted by strong performance from health care stocks. Biotechnology stocks contributed robust gains, helped by company specific events. Fueled by positive earnings surprises and good revenues, managed care companies also advanced notably. Relative to the benchmark, the portfolio was overweighted in both industries.

The Portfolio's consumer discretionary holdings served the portfolio well. Relative returns benefited both from an overall sector underweight as well as from solid security selection. In particular, the Portfolio's homebuilder stocks performed solidly, as new home purchases remained strong. Overall strength in consumer spending also provided a favorable environment for a number of the Portfolio's leisure and retail stocks.

In contrast, information technology stocks slowed the portfolio's pace relative to the benchmark. Throughout the period, we positioned the Portfolio according to our risk-managed growth discipline. Many of the top-performing technology stocks fell short of our criteria, and our underweighting of these names hindered the Portfolio's relative performance. Additionally, a handful of the Portfolio's technology holdings underperformed as a result of event-driven news or disappointing earnings. The Portfolio's energy allocation also tempered relative returns. Although its energy holdings performed well in absolute terms, the Portfolio was slightly underweighted in the sector relative to the benchmark as a result of some very lofty valuations.

Thank you for your investment in the Van Kampen Enterprise Portfolio. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on seeking to achieve the portfolio's investment goals.

Sincerely,

SANDIP BHAGAT
Lead Portfolio Manager
VAN KAMPEN ASSET MANAGEMENT INC.
NOVEMBER 7, 2005

PLEASE REFER TO PAGES 56 THROUGH 58 FOR A LIST AND PERCENTAGE BREAKDOWN OF THE PORTFOLIO'S HOLDINGS.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
VAN KAMPEN ENTERPRISE PORTFOLIO                     FOR THE YEAR ENDED 10/31/05
MANAGED BY VAN KAMPEN ASSET MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 10/31/05

                                                Percent of
                      Description               Net Assets
                      ------------------------------------
                      Proctor & Gamble Co.         3.28%
                      ------------------------------------
                      Johnson & Johnson            3.20%
                      ------------------------------------
                      General Electric Co.         3.08%
                      ------------------------------------
                      Amgen, Inc.                  2.77%
                      ------------------------------------
                      Unitedhealth Group, Inc.     2.76%
                      ------------------------------------
                      Dell, Inc.                   2.60%
                      ------------------------------------
                      Microsoft Corp.              2.38%
                      ------------------------------------
                      United Technologies Corp.    2.19%
                      ------------------------------------
                      Intel Corp.                  2.16%
                      ------------------------------------
                      Celgene Corp                 1.83%
                      ------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 10/31/05

                                    [CHART]

Consumer Discretionary                     0.0%
Non-Cyclical                              32.6%
Energy                                     3.1%
Basic Materials                            1.3%
Financials                                 5.7%
Cyclical                                  13.2%
Industrials                               13.7%
Technology                                19.7%
Communications                            10.1%
Utilities                                  0.6%

--------------------------------------------------------------------------------
VAN KAMPEN ENTERPRISE PORTFOLIO                     FOR THE YEAR ENDED 10/31/05
MANAGED BY VAN KAMPEN ASSET MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                  VAN KAMPEN ENTERPRISE PORTFOLIO MANAGED BY
      VAN KAMPEN ASSET MANAGEMENT, INC. VS. RUSSELL 1000 GROWTH INDEX/1/
                            Growth Based on $10,000

                                    [CHART]

                 Van Kampen Enterprise Portfolio     Russell 1000 Growth Index
                 -------------------------------     -------------------------
 6/94                      $10,000                           $10,000
10/94                       10,380                            10,614
10/95                       12,948                            13,714
10/96                       15,972                            16,663
10/97                       20,733                            21,740
10/98                       22,592                            27,097
10/99                       28,576                            36,378
10/00                       32,527                            39,772
10/01                       20,323                            23,883
10/02                       16,244                            19,197
10/03                       19,157                            23,386
10/04                       19,166                            24,176
10/05                       21,175                            26,306
























    ---------------------------------------------------------------
                               Average Annual Return/2/
                           (for the period ended 10/31/05)
    ---------------------------------------------------------------
                    1 Year 3 Year 5 Year 10 Year Since Inception/3/
    ---------------------------------------------------------------
    Van Kampen
    Enterprise
--  Portfolio       10.48%  9.24% -8.23%  5.04%         6.82%
    ---------------------------------------------------------------
    Russell 1000
- - Growth Index/1/  8.81% 11.07% -7.93%  6.73%        10.16%
    ---------------------------------------------------------------

/1/The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities.) The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/3/Inception date of Portfolio is 06/16/1994.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, shareholder services fees and other Portfolio expenses. For Travelers Series Trust sales charges, redemption fees do not apply. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolios and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Portfolio shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from May 1, 2005 through October 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different Portfolios. In addition, if these transaction costs were included, your costs would have been higher.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            5/1/05        10/31/05      5/1/05-10/31/05
AIM CAPITAL APPRECIATION PORTFOLIO          ------------- ------------- ---------------

  Actual                                      $1,000.00     $1,115.50        $4.53
  Hypothetical (5% return before expenses)     1,000.00     $1,020.92        $4.33
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.85%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            5/1/05        10/31/05      5/1/05-10/31/05
MFS TOTAL RETURN PORTFOLIO                  ------------- ------------- ---------------
  Actual                                      $1,000.00     $1,024.90        $4.08
  Hypothetical (5% return before expenses)     1,000.00     $1,021.17        $4.08
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

-                                           ------------- ------------- ---------------
                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            5/1/05        10/31/05      5/1/05-10/31/05
PIONEER STRATEGIC INCOME PORTFOLIO          ------------- ------------- ---------------
  Actual                                      $1,000.00     $1,018.10        $4.32
  Hypothetical (5% return before expenses)     1,000.00     $1,020.92        $4.33
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.85%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                        BEGINNING     ENDING        EXPENSES PAID
                                                        ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                                        5/1/05        10/31/05      5/1/05-10/31/05
SALOMON BROTHERS STRATEGIC TOTAL RETURN BOND PORTFOLIO  ------------- ------------- ---------------
  Actual                                                  $1,000.00     $1,008.40        $7.69
  Hypothetical (5% return before expenses)                 1,000.00     $1,017.54        $7.73
------------------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 1.52%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            5/1/05        10/31/05      5/1/05-10/31/05
STRATEGIC EQUITY PORTFOLIO                  ------------- ------------- ---------------
  Actual                                      $1,000.00     $1,089.30        $4.32
  Hypothetical (5% return before expenses)     1,000.00     $1,021.07        $4.18
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.82%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            5/1/05        10/31/05      5/1/05-10/31/05
TRAVELERS MANAGED INCOME PORTFOLIO          ------------- ------------- ---------------
  Actual                                      $1,000.00     $1,000.00        $3.53
  Hypothetical (5% return before expenses)     1,000.00     $1,021.68        $3.57
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.70%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            5/1/05        10/31/05      5/1/05-10/31/05
VAN KAMPEN ENTERPRISE PORTFOLIO             ------------- ------------- ---------------
  Actual                                      $1,000.00     $1,068.80        $4.38
  Hypothetical (5% return before expenses)     1,000.00     $1,020.97        $4.28
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.84%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

THE TRAVELERS SERIES TRUST
AIM CAPITAL APPRECIATION PORTFOLIO

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      -----------------------------------------------------------------------
      SECURITY                                                  VALUE
      DESCRIPTION                                    SHARES    (NOTE 2)
      -----------------------------------------------------------------------

      COMMON STOCKS - 97.6%
      AEROSPACE & DEFENSE - 1.5%
      Boeing Co. (The)..............................  37,500 $   2,424,000
      General Dynamics Corp.........................  10,000     1,163,000
                                                             -------------
                                                                 3,587,000
                                                             -------------
      BANKS - 1.5%
      Bank of America Corp..........................  50,500     2,208,870
      Kookmin Bank (ADR)*(a)........................  22,100     1,291,082
                                                             -------------
                                                                 3,499,952
                                                             -------------
      BEVERAGES - 0.7%
      PepsiCo, Inc..................................  26,532     1,567,511
                                                             -------------
      BIOTECHNOLOGY - 4.4%
      Amgen, Inc.*..................................  49,297     3,734,741
      Genentech, Inc.*..............................  13,664     1,237,958
      Genzyme Corp.*................................   6,294       455,676
      Gilead Sciences, Inc.*........................  54,417     2,571,203
      Protein Design Labs, Inc.*(a).................  46,600     1,305,732
      Serono S.A. Class B...........................   1,820     1,178,074
                                                             -------------
                                                                10,483,384
                                                             -------------
      CHEMICALS - 2.8%
      Air Products & Chemicals, Inc.................  23,016     1,317,436
      Dow Chemical Co...............................  45,000     2,063,700
      Monsanto Co...................................  30,954     1,950,411
      Rohm & Haas Co................................  31,179     1,357,222
                                                             -------------
                                                                 6,688,769
                                                             -------------
      COMMERCIAL SERVICES & SUPPLIES - 3.2%
      Fiserv, Inc.*.................................  27,713     1,210,504
      Iron Mountain, Inc.*(a).......................  44,220     1,724,580
      Paychex, Inc..................................  44,220     1,713,967
      Robert Half International, Inc................  77,384     2,853,922
                                                             -------------
                                                                 7,502,973
                                                             -------------
      COMMUNICATIONS EQUIPMENT - 2.4%
      Cisco Systems, Inc.*..........................  96,362     1,681,517
      QUALCOMM, Inc................................. 102,334     4,068,800
                                                             -------------
                                                                 5,750,317
                                                             -------------
      COMPUTERS, PERIPHERALS & SERVICES - 4.3%
      Apple Computer, Inc.*......................... 110,549     6,366,517
      Dell, Inc.*...................................  61,907     1,973,595
      EMC Corp.*.................................... 139,074     1,941,473
                                                             -------------
                                                                10,281,585
                                                             -------------
      ELECTRICAL EQUIPMENT - 0.5%
      Matsushita Electric Industrial Co., Ltd. (ADR)  70,100     1,289,840
                                                             -------------
      ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.6%
      Agilent Technologies, Inc.*...................  44,220     1,415,482
                                                             -------------
      ENERGY EQUIPMENT & SERVICES - 4.4%
      Baker Hughes, Inc.............................  32,723     1,798,456
      Emerson Electric Co...........................  22,574     1,570,022
      ENSCO International, Inc......................  46,961     2,140,952

        ----------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                                SHARES    (NOTE 2)
        ----------------------------------------------------------------

        ENERGY EQUIPMENT & SERVICES - CONTINUED
        GlobalSantaFe Corp........................  33,165 $   1,477,501
        National-Oilwell Varco, Inc.*.............  33,165     2,071,817
        Patterson-UTI Energy, Inc.................  39,500     1,348,135
                                                           -------------
                                                              10,406,883
                                                           -------------
        FINANCIALS - DIVERSIFIED - 5.6%
        American Express Co.......................  33,165     1,650,622
        Charles Schwab Corp. (The)................ 125,000     1,900,000
        Chicago Mercantile Exchange Holdings, Inc.   2,395       874,534
        Franklin Resources, Inc...................  13,266     1,172,316
        Goldman Sachs Group, Inc..................  24,321     3,073,445
        Merrill Lynch & Co., Inc..................  35,261     2,282,797
        SLM Corp..................................  44,220     2,455,537
                                                           -------------
                                                              13,409,251
                                                           -------------
        FOOD & DRUG RETAILING - 1.9%
        CVS Corp..................................  89,500     2,184,695
        Shoppers Drug Mart Corp...................  31,200     1,038,987
        Whole Foods Market, Inc...................   9,494     1,368,370
                                                           -------------
                                                               4,592,052
                                                           -------------
        FOOD PRODUCTS - 0.5%
        Kellogg Co................................  25,561     1,129,029
                                                           -------------
        HEALTH CARE EQUIPMENT & SUPPLIES - 4.9%
        Alcon, Inc................................  29,954     3,980,887
        Becton, Dickinson & Co....................   3,078       156,208
        Medtronic, Inc............................  53,000     3,002,980
        St. Jude Medical, Inc.*...................  51,799     2,489,978
        Varian Medical Systems, Inc.*.............  46,028     2,097,036
                                                           -------------
                                                              11,727,089
                                                           -------------
        HEALTH CARE PROVIDERS & SERVICES - 5.7%
        Aetna, Inc................................  36,561     3,237,842
        Caremark Rx, Inc.*........................  68,836     3,607,006
        PacifiCare Health Systems, Inc.*..........  21,194     1,745,538
        UnitedHealth Group, Inc...................  40,956     2,370,943
        WellPoint, Inc.*..........................  35,831     2,675,859
                                                           -------------
                                                              13,637,188
                                                           -------------
        HOTELS, RESTAURANTS & LEISURE - 0.5%
        Brinker International, Inc.*..............  31,387     1,196,472
                                                           -------------
        HOUSEHOLD DURABLES - 2.3%
        Garmin, Ltd.(a)...........................  21,815     1,252,835
        Harman International Industries, Inc......  30,653     3,061,009
        Jarden Corp.*(a)..........................  35,228     1,190,354
                                                           -------------
                                                               5,504,198
                                                           -------------
        HOUSEHOLD PRODUCTS - 1.7%
        Procter & Gamble Co.......................  71,457     4,000,877
                                                           -------------
        INDUSTRIAL - DIVERSIFIED - 2.2%
        General Electric Co.......................  66,329     2,249,216
        Rockwell Automation, Inc..................  22,990     1,221,918
        Textron, Inc..............................  24,188     1,742,504
                                                           -------------
                                                               5,213,638
                                                           -------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
AIM CAPITAL APPRECIATION PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
OCTOBER 31, 2005
(PERCENTAGE OF NET ASSETS)


        ------------------------------------------------------------------
        SECURITY                                             VALUE
        DESCRIPTION                               SHARES    (NOTE 2)
        ------------------------------------------------------------------

        INSURANCE - 2.7%
        Allstate Corp. (The).....................  44,395 $   2,343,612
        CIGNA Corp...............................  16,096     1,865,044
        Millea Holdings, Inc. (ADR)(a)...........  16,400     1,491,908
        Mitsui Sumitomo Insurance Co., Ltd. (ADR)   5,800       737,425
                                                          -------------
                                                              6,437,989
                                                          -------------
        INTERNET SOFTWARE & SERVICES - 5.2%
        eBay, Inc.*..............................  84,017     3,327,073
        Google, Inc., Class A*...................   8,805     3,276,693
        McAfee, Inc.*............................  61,907     1,859,067
        Yahoo!, Inc.*............................ 103,540     3,827,874
                                                          -------------
                                                             12,290,707
                                                          -------------
        IT CONSULTING & SERVICES - 0.7%
        Cognizant Technology Solutions Corp.,
          Class A*...............................  15,169       667,133
        NAVTEQ*..................................  26,941     1,053,932
                                                          -------------
                                                              1,721,065
                                                          -------------
        MACHINERY - 4.5%
        Caterpillar, Inc.........................  53,064     2,790,636
        Eaton Corp...............................  22,110     1,300,731
        Illinois Tool Works, Inc.................  16,065     1,361,669
        Ingersoll-Rand Co., Ltd., Class A........  62,283     2,353,675
        Komatsu Ltd. (ADR)(a)....................  22,500     1,195,875
        Parker Hannifin Corp.....................  26,532     1,663,026
                                                          -------------
                                                             10,665,612
                                                          -------------
        MEDIA - 1.2%
        Pixar*...................................  17,688       897,312
        XM Satellite Radio Holdings, Inc.,
          Class A*(a)............................  68,660     1,979,468
                                                          -------------
                                                              2,876,780
                                                          -------------
        METALS & MINING - 3.3%
        Companhia Vale do Rio Doce (ADR).........  35,376     1,462,090
        Nucor Corp...............................  19,899     1,190,955
        Phelps Dodge Corp........................  17,688     2,130,873
        POSCO (ADR)(a)...........................  24,144     1,238,346
        United States Steel Corp.(a).............  50,180     1,833,076
                                                          -------------
                                                              7,855,340
                                                          -------------
        OIL & GAS - 9.1%
        Apache Corp..............................  26,532     1,693,538
        Burlington Resources, Inc................  26,532     1,916,141
        ConocoPhillips...........................  48,642     3,180,214
        Devon Energy Corp........................  35,376     2,136,003
        Exxon Mobil Corp.........................  66,329     3,723,710
        Newfield Exploration Co.*................  26,532     1,202,696
        Occidental Petroleum Corp................  23,791     1,876,634
        Sunoco, Inc..............................  13,266       988,317
        Valero Energy Corp.......................  30,954     3,257,599
        XTO Energy, Inc..........................  39,827     1,730,881
                                                          -------------
                                                             21,705,733
                                                          -------------

         -----------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                              SHARES    (NOTE 2)
         -----------------------------------------------------------------

         PHARMACEUTICALS - 4.5%
         Johnson & Johnson.......................  75,001 $   4,696,563
         Medicis Pharmaceutical Corp., Class A(a)  37,407     1,103,506
         Roche Holding AG........................  12,185     1,819,710
         Teva Pharmaceutical Industries, Ltd.
           (ADR)(a)..............................  46,398     1,768,692
         Wyeth...................................  28,424     1,266,573
                                                          -------------
                                                             10,655,044
                                                          -------------
         RETAIL - MULTILINE - 1.1%
         Federated Department Stores, Inc........  23,276     1,428,448
         J.C. Penney Co., Inc....................  25,400     1,300,480
                                                          -------------
                                                              2,728,928
                                                          -------------
         RETAIL - SPECIALTY - 3.7%
         Best Buy Co., Inc.......................  33,165     1,467,883
         Coach, Inc.*............................  52,913     1,702,740
         Home Depot, Inc. (The)..................  45,000     1,846,800
         Office Depot, Inc.*..................... 137,963     3,798,122
                                                          -------------
                                                              8,815,545
                                                          -------------

         ROAD & RAIL - 0.8%
         Burlington Northern Santa Fe Corp.......  30,641     1,901,580
                                                          -------------

         SEMICONDUCTOR EQUIPMENT & PRODUCTS - 5.2%
         Analog Devices, Inc.....................  88,439     3,075,909
         Freescale Semiconductor, Inc., Class B*.  26,781       639,530
         KLA-Tencor Corp.........................  28,500     1,319,265
         Linear Technology Corp..................   4,763       158,179
         Marvell Technology Group, Ltd.*.........  42,300     1,963,143
         Maxim Integrated Products, Inc..........  35,685     1,237,556
         Microchip Technology, Inc.(a)........... 132,661     4,002,382
                                                          -------------
                                                             12,395,964
                                                          -------------

         SOFTWARE - 3.5%
         Amdocs, Ltd.*...........................  68,431     1,811,369
         Autodesk, Inc...........................  53,064     2,394,778
         Electronic Arts, Inc.*..................  24,321     1,383,379
         Microsoft Corp.......................... 110,549     2,841,109
                                                          -------------
                                                              8,430,635
                                                          -------------

         TEXTILES, APPAREL & LUXURY GOODS - 0.5%
         NIKE, Inc., Class B.....................  15,439     1,297,648
                                                          -------------
         Total Common Stocks
         (Cost $197,916,000)                                232,662,060
                                                          -------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
AIM CAPITAL APPRECIATION PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
OCTOBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                  SHARES/PAR     VALUE
      DESCRIPTION                                 AMOUNT      (NOTE 2)
      -------------------------------------------------------------------

      SHORT-TERM INVESTMENTS - 9.9%
      State Street Bank & Trust Co., Repurchase
        Agreement, dated 10/31/05 at 1.70% to
        be repurchased at $3,898,184 on
        11/01/05 collateralized by $3,375,000
        U.S. Treasury Bond 6.250% due
        08/15/23 with a value of $3,980,229.... $ 3,898,000 $  3,898,000
      State Street Navigator Securities Lending
        Prime Portfolio(b).....................  19,752,473   19,752,473
                                                            ------------
      Total Short-Term Investments
      (Cost $23,650,473)                                      23,650,473
                                                            ------------

      TOTAL INVESTMENTS - 107.5%
      (Cost $221,566,473)                                    256,312,533

      Other Assets and Liabilities (net) - (7.5)%            (17,980,353)
                                                            ------------

      TOTAL NET ASSETS - 100.0%                             $238,332,180
                                                            ============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions. (Note 6)

ADR - American Depositary Receipt

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
MFS TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2005
(PERCENTAGE OF NET ASSETS)

     ---------------------------------------------------------------------
     SECURITY                                    PAR           VALUE
     DESCRIPTION                                AMOUNT        (NOTE 2)
     ---------------------------------------------------------------------

     DOMESTIC BONDS & DEBT SECURITIES - 11.2%
     AEROSPACE & DEFENSE - 0.6%
     BAE Systems Holdings, Inc.
      6.400%, due 12/15/11(144A)(a)......... $   1,038,000 $     1,093,666
      5.200%, due 8/15/15(144A)(a)..........     1,700,000       1,650,952
     Boeing Capital Corp.
       6.500%, due 2/15/12(b)...............     1,663,000       1,790,713
     Continental Airlines, Inc., Series 981A
       6.648%, due 9/15/17..................       978,918         929,837
     Northrop Grumman Corp.
       7.750%, due 2/15/31(b)...............     1,395,000       1,759,434
     Raytheon Co. 6.150%, due 11/1/08.......       615,000         635,035
                                                           ---------------
                                                                 7,859,637
                                                           ---------------
     ASSET-BACKED SECURITIES - 0.3%
     Capital One Auto Finance Trust,
       Series 2002-A, Class A 4 4.790%,
       due 1/15/09..........................     1,596,741       1,596,308
     Entergy Louisiana, Inc., Waterford 3
       Secured Lease Obligation Bonds
       8.090%, due 1/2/17...................       723,615         773,393
     Falcon Franchise Loan LLC,
       Series 2000-1, Class A-1 7.382%, due
       5/5/10 (144A)(a).....................       287,297         299,119
     System Energy Resources, Inc., Secured
       Lease Obligation Bonds 5.129%, due
       1/15/14 (144A)(a)....................       674,172         648,587
                                                           ---------------
                                                                 3,317,407
                                                           ---------------
     AUTO MANUFACTURERS - 0.0%
     Ford Motor Co. 7.450%, due
       7/16/31(b)...........................       597,000         441,780
                                                           ---------------
     BANKS - 1.0%
     Abbey National Capital Trust I, Trust
       Preferred Securities 8.963%, due
       12/29/49**...........................       801,000       1,064,871
     Bank of America Corp. 5.375%,
       due 6/15/14(b).......................       840,000         851,747
     Barclays Bank Plc, Perpetual Bonds
       6.860%, due 12/15/49 (144A)(a).......       975,000       1,044,983
     DBS Capital Funding Corp., Series A
       7.657%, due 12/31/49
       (144A)**(a)..........................       872,000         964,753
     HBOS Capital Funding LP, Tier 1 Notes
       6.071%, due 6/30/49 (144A)(a)........       550,000         567,078
     Mizuho Financial Group Cayman Ltd.
       5.790%, due 4/15/14 (144A)(a)........       568,000         583,434
     Nordea Bank AB 5.424%,
       due 12/29/49 (144A)(a)...............       610,000         602,002
     Popular North America, Inc. 4.250%,
       due 4/1/08(b)........................     1,910,000       1,877,899
     RBS Capital Trust I, Trust Preferred
       Securities, 6.425%, due
       12/29/49**...........................     2,000,000       2,048,582

   -------------------------------------------------------------------------
   SECURITY                                        PAR           VALUE
   DESCRIPTION                                    AMOUNT        (NOTE 2)
   -------------------------------------------------------------------------

   BANKS - CONTINUED
   Unicredito Italiano Capital Trust II, Trust
     Preferred Securities, 9.200%, due
     10/5/49 (144A)**(a)...................... $   1,412,000 $     1,640,985
   Wachovia Corp. 5.250%, due
     8/1/14(b)................................     2,045,000       2,042,697
                                                             ---------------
                                                                  13,289,031
                                                             ---------------
   BEVERAGES - 0.2%
   FBG Finance Ltd. 5.875%, due
     6/15/35 (144A)(a)........................     1,050,000       1,008,014
   Miller Brewing Co. 5.500%, due
     8/15/13 (144A)(a)........................     1,641,000       1,656,714
                                                             ---------------
                                                                   2,664,728
                                                             ---------------
   CHEMICALS - 0.1%
   Dow Chemical Co.
    5.750%, due 12/15/08......................       659,000         677,319
    6.000%, due 10/1/12.......................       493,000         516,425
                                                             ---------------
                                                                   1,193,744
                                                             ---------------
   COLLATERALIZED MORTGAGE OBLIGATIONS - 1.7%
   Bear Stearns Commercial Mortgage
     Securities
    Series 1999-WF2, Class A 16.800%,
      due 9/15/08.............................       262,576         267,344
    Series 2005-Pwr7, Class A3 5.116%,
      due 2/11/41.............................     1,046,000       1,033,152
    BlackRock Capital Finance LP, Series
      1996-R1, Class B2 7.750%, due
      9/25/26 (144A)(a).......................       164,481         165,203
   Chase Commercial Mortgage Securities
     Corp.
    Series 1998-2, Class A2 6.390%, due
      11/18/30................................     1,166,048       1,208,718
    Series 1998-C1, Class A2 7.543%,
      due 7/15/32.............................       182,805         192,140
   Citigroup/Deutsche Bank Commercial
     Mortgage Trust, Series 2005-CD1,
     Class A3 5.225%, due 9/15/20.............       930,000         931,238
   CRIIMI MAE Commercial Mortgage
     Trust
    Series 1998-1, Class C 6.701%, due
      6/20/30 (144A)(a).......................       420,000         425,286
    Series 1998-C1, Class A2 7.000%,
      due 6/2/33 (144A)(a)....................     2,150,000       2,209,125
   CS First Boston Mortgage Securities
     Corp., Series 2001-CK1, Class A3
     6.380%, due 12/16/35.....................       550,000         578,354
   Deutsche Mortgage and Asset Receiving
     Corp., Series 1998-C1, Class A2
     6.538%, due 6/15/31......................       910,699         936,156

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
MFS TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
OCTOBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      -----------------------------------------------------------------------
      SECURITY                                   PAR           VALUE
      DESCRIPTION                               AMOUNT        (NOTE 2)
      -----------------------------------------------------------------------

      COLLATERALIZED MORTGAGE OBLIGATIONS - CONTINUED
      Greenwich Capital Commercial Funding
        Corp., Series 2005 Gg5 Class A5
        5.214%, due 9/10/15................. $     948,905 $       953,639
      Greenwich Capital Commercial Funding
        Corp., Series. 2004-GG1, Class A7
        5.317%, due 6/10/36**...............     1,200,000       1,203,028
      JP Morgan Chase Commercial Mortgage
        Securities Corp.
       Series 1998-C6, Class A3 6.613%,
         due 1/15/30........................       321,818         330,042
       Series 2004-C2, Class A3 5.214%,
         due 5/15/41**......................     1,200,000       1,199,675
       Series 2005-CB12 4.948%, due
         9/12/37............................     1,000,000         969,761
       Series 2005-LDP2, Class AM 4.780%,
         due 7/15/42........................       850,000         815,108
      Morgan Stanley Capital I, Inc., Series
        1998-HF2, Class X, IO 0.743%, due
        11/15/30 (144A)**(a)................    32,443,043         627,419
      Mortgage Capital Funding, Inc., Series
        1998-MC3, Class A2 6.337%, due
        11/18/31............................     1,200,668       1,232,369
      Multi-Family Capital Access One, Inc.,
        Series 1, Class A 6.650%, due
        1/15/24.............................       264,432         273,727
      RAAC Series 2004-SP3 Trust, Series
        2004-SP3 Trust, Class AI3 4.971%,
        due 9/25/34**.......................       548,000         524,685
      Residential Asset Mortgage Products,
        Inc., Series 2003-RZ5, Class A3
        3.800%, due 7/25/30.................       492,383         490,347
      Spirit Master Funding, LLC 5.050%, due
        7/20/23 (144A)(a)...................     1,088,423       1,059,785
      Wachovia Bank Commercial Mortgage
        Trust
       Series 2005-C16, Class A4 4.847%,
         due 10/15/41**.....................     1,775,000       1,717,950
       Series 2005-C17, Class A4 5.083%,
         due 3/15/42**......................     1,260,000       1,239,418
       Series 2005-C21, Class AM 5.274%,
         due 10/17/44.......................     1,000,000         992,970
                                                           ---------------
                                                                21,576,639
                                                           ---------------
      COMMERCIAL SERVICES - 0.1%
      Cendant Corp. 6.875%, due 8/15/06.....     1,108,000       1,122,559
                                                           ---------------

      ENERGY - 0.3%
      CenterPoint Energy Resources Corp.,
        Series B 7.875%, due 4/1/13.........       502,000         567,733
      Duke Capital LLC 8.000%, due
        10/1/19.............................     1,022,000       1,209,158

      -------------------------------------------------------------------
      SECURITY                                  PAR           VALUE
      DESCRIPTION                              AMOUNT        (NOTE 2)
      -------------------------------------------------------------------

      ENERGY - CONTINUED
      Kinder Morgan Energy Partners LP
       6.750%, due 3/15/11................. $     875,000 $       931,849
       7.750%, due 3/15/32.................       985,000       1,163,834
                                                          ---------------
                                                                3,872,574
                                                          ---------------
      ENVIRONMENTAL SERVICES - 0.2%
      Waste Management, Inc.
       7.375%, due 8/1/10..................       774,000         842,366
       7.000%, due 7/15/28.................     1,268,000       1,401,268
                                                          ---------------
                                                                2,243,634
                                                          ---------------
      FINANCIALS - DIVERSIFIED - 1.5%
      Bank of America Corp. 7.400%, due
        1/15/11............................     2,663,000       2,942,932
      EnCana Holdings Finance Corp. 5.800%,
        due 5/1/14(b)......................       887,000         923,539
      Ford Motor Credit Co. 4.950%, due
        1/15/08............................       465,000         436,312
      Ford Motor Credit Co. 5.700%, due
        1/15/10............................     1,224,000       1,102,451
      Fund American Cos., Inc. 5.875%, due
        5/15/13(b).........................       630,000         626,414
      General Electric Capital Corp.
       8.750%, due 5/21/07.................       313,000         331,700
       8.500%, due 7/24/08.................       553,000         602,446
       5.450%, due 1/15/13.................       322,000         328,307
      General Motors Acceptance Corp.
       5.850%, due 1/14/09(b)..............       920,000         880,133
       7.250%, due 3/2/11..................       587,000         578,001
      Goldman Sachs Group, Inc. 5.700%,
        due 9/1/12.........................     1,591,000       1,627,370
      JPMorgan Chase & Co. 5.125%, due
        9/15/14............................     1,292,000       1,266,695
      Lehman Brothers Holdings, Inc.
        8.250%, due 6/15/07(b).............       771,000         809,827
      Merrill Lynch & Co., Inc. 5.450%, due
        7/15/14(b).........................     1,235,000       1,247,245
      Midamerican Funding LLC 6.927%, due
        3/1/29.............................       599,000         655,531
      Morgan Stanley
       6.750%, due 4/15/11.................       864,000         927,474
       4.750%, due 4/1/14..................       798,000         754,065
      Natexis AMBS Co., LLC, Series A,
        Preferred Securities 8.440%, due
        12/29/49 (144A)**(a)...............       280,000         302,700
      Prudential Funding LLC 6.600%, due
        5/15/08 (144A)(a)..................       600,000         625,015
      SLM Corp., Series A 4.000%, due
        1/15/09(b).........................       744,000         722,577
      UFJ Finance Aruba AEC 6.750%, due
        7/15/13(b).........................       860,000         932,084
                                                          ---------------
                                                               18,622,818
                                                          ---------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
MFS TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
OCTOBER 31, 2005
(PERCENTAGE OF NET ASSETS)


     ---------------------------------------------------------------------
     SECURITY                                    PAR           VALUE
     DESCRIPTION                                AMOUNT        (NOTE 2)
     ---------------------------------------------------------------------

     FOOD PRODUCTS - 0.2%
     Cadbury Schweppes US Finance LLC
       5.125%, due 10/1/13 (144A)(a)........ $   1,585,000 $     1,563,997
     Kraft Foods, Inc. 6.250%, due 6/1/12...       903,000         950,456
                                                           ---------------
                                                                 2,514,453
                                                           ---------------
     HAND/MACHINE TOOLS - 0.1%
     Kennametal, Inc. 7.200%, due
       6/15/12..............................       927,000       1,001,422
                                                           ---------------
     HEALTH CARE PROVIDERS & SERVICES - 0.2%
     HCA, Inc.
      8.750%, due 9/1/10....................       213,000         234,108
      6.950%, due 5/1/12....................       828,000         847,723
     Wyeth 5.500%, due 3/15/13..............     1,029,000       1,039,483
                                                           ---------------
                                                                 2,121,314
                                                           ---------------
     INDUSTRIAL CONGLOMERATES - 0.1%
     Tyco International Group S.A. 6.750%,
       due 2/15/11..........................       802,000         853,882
                                                           ---------------
     INSURANCE - 0.5%
     Ace INA Holdings, Inc. 5.875%, due
       6/15/14..............................     1,300,000       1,316,238
     AIG SunAmerica Institutional Funding II
       5.750%, due 2/16/09..................       816,000         835,945
     Allstate Corp. 5.550%, due
       5/9/35(b)............................       956,000         903,031
     American International Group, Inc.
       4.250%, due 5/15/13..................     1,307,000       1,232,528
     Genworth Financial, Inc. - Class A
       5.750%, due 6/15/14..................       600,000         620,240
     JET Equipment Trust, Series 95-D
       11.440%, due 11/1/14
       (144A)(a)(c)(d)......................       300,000               0
     Prudential Financial, Inc., Series B
       4.500%, due 7/15/13(b)...............     1,500,000       1,433,675
                                                           ---------------
                                                                 6,341,657
                                                           ---------------
     INVESTMENT COMPANIES - 0.2%
     Credit Suisse First Boston USA, Inc.
       4.125%, due 1/15/10(b)...............     2,579,000       2,488,389
                                                           ---------------
     MEDIA - 0.4%
     COX Communications, Inc. 4.625%, due
       6/1/13...............................       998,000         928,123
     News America Holdings, Inc. 8.500%,
       due 2/23/25..........................       572,000         683,270
     News America, Inc. 6.200%, due
       12/15/34(b)..........................       923,000         892,334
     Time Warner Entertainment Co. LP
      10.150%, due 5/1/12...................       484,000         597,653
      8.375%, due 7/15/33(b)................       463,000         560,697

      -------------------------------------------------------------------
      SECURITY                                  PAR           VALUE
      DESCRIPTION                              AMOUNT        (NOTE 2)
      -------------------------------------------------------------------

      MEDIA - CONTINUED
      Walt Disney Co.
       6.375%, due 3/1/12.................. $   1,204,000 $     1,269,730
      Series B 6.750%, due 3/30/06.........       370,000         373,300
                                                          ---------------
                                                                5,305,107
                                                          ---------------
      OIL & GAS - 0.4%
      Alcan Inc 5.750%, due 6/1/35.........       707,000         667,267
      Amerada Hess Corp. 7.300%, due
        8/15/31............................       850,000         962,872
      Devon Financing Corp. ULC 6.875%, due
        9/30/11............................       988,000       1,071,118
      Halliburton Co. 5.500%, due
        10/15/10...........................     1,045,000       1,067,860
      Ocean Energy, Inc. 7.250%, due
        10/1/11(b).........................       520,000         571,016
      Valero Energy Corp. 6.875%, due
        4/15/12............................       737,000         800,122
                                                          ---------------
                                                                5,140,255
                                                          ---------------
      PAPER & FOREST PRODUCTS - 0.1%
      MeadWestvaco Corp. 6.800%, due
        11/15/32...........................       441,000         442,342
      Weyerhaeuser Co. 6.750%, due
        3/15/12............................     1,500,000       1,590,401
                                                          ---------------
                                                                2,032,743
                                                          ---------------
      REAL ESTATE - 0.6%
      EOP Operating, LP 6.800%, due
        1/15/09............................     1,751,000       1,835,272
      HRPT Properties Trust, (REIT) 6.250%,
        due 8/15/16........................       672,000         692,642
      Simon Property Group LP
       6.375%, due 11/15/07(b) (REIT)......       843,000         864,386
       5.100%, due 6/15/15(b)..............       394,000         379,452
      Socgen Real Estate Co., LLC, Series A
        7.640%, due 12/29/49
        (144A)**(a)........................     1,555,000       1,627,874
      Vornado Realty LP
       5.625%, due 6/15/07.................     1,804,000       1,820,485
       4.750%, due 12/1/10.................       348,000         338,531
                                                          ---------------
                                                                7,558,642
                                                          ---------------
      RETAIL - 0.1%
      Wal-Mart Stores, Inc. 5.250%, due
        9/1/35.............................     1,248,000       1,175,455
                                                          ---------------
      SOVEREIGN - 0.0%
      Financing Corp. 9.650%, due
        11/2/18............................       310,000         443,427
                                                          ---------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
MFS TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
OCTOBER 31, 2005
(PERCENTAGE OF NET ASSETS)


    -----------------------------------------------------------------------
    SECURITY                                      PAR           VALUE
    DESCRIPTION                                  AMOUNT        (NOTE 2)
    -----------------------------------------------------------------------

    TELECOMMUNICATIONS SERVICES - DIVERSIFIED - 1.1%
    AT&T Wireless Services, Inc. 7.350%,
      due 3/1/06............................. $     410,000 $       413,589
    BellSouth Corp. 6.550%, due
      6/15/34(b).............................       852,000         880,002
    Cingular Wireless LLC 6.500%, due
      12/15/11...............................       650,000         693,252
    Deutsche Telekom International Finance
      BV 8.750%/ 8.750%, due 6/15/30.........     1,269,000       1,578,189
    France Telecom S.A. 7.750%, due
      3/1/11.................................       346,000         385,814
    PCCW Capital II, Ltd. 6.000%, due
      7/15/13 (144A)(a)......................       737,000         746,932
    SBC Communications, Inc.
     5.100%, due 9/15/14(b)..................     1,337,000       1,293,042
     6.150%, due 9/15/34(b)..................       442,000         433,191
    Sprint Capital Corp. 6.875%, due
      11/15/28...............................       879,000         939,974
    TCI Communications, Inc. 9.650%, due
      3/31/27................................     3,319,000       3,604,862
    Telecom Italia Capital S.A.
     5.250%, due 11/15/13....................       545,000         533,678
     6.000%, due 9/30/34(b)..................       620,000         590,606
    Verizon New York, Inc., Series A
      6.875%, due 4/1/12.....................     2,400,000       2,486,506
                                                            ---------------
                                                                 14,579,637
                                                            ---------------
    TRANSPORTATION - 0.1%
    Csx Corp. 6.750%, due 3/15/11............       415,000         444,758
    Union Pacific Corp
     6.125%, due 1/15/12.....................       292,000         306,456
     5.375%, due 5/1/14......................       763,000         767,117
                                                            ---------------
                                                                  1,518,331
                                                            ---------------
    UTILITIES - 1.1%
    Dominion Resources, Inc. 5.150%, due
      7/15/15(b).............................     1,150,000       1,104,590
    DTE Energy Co. 7.050%, due 6/1/11........       800,000         859,934
    Exelon Generation Co. LLC 6.950%, due
      6/15/11................................     1,407,000       1,513,877
    FirstEnergy Corp., Series B 6.450%, due
      11/15/11...............................     1,388,000       1,461,871
    Hydro-Quebec, Series JL 6.300%, due
      5/11/11(b).............................     1,250,000       1,334,878
    Midamerican Energy Holdings Co.
     3.500%, due 5/15/08.....................       544,000         523,376
     5.875%, due 10/1/12.....................       268,000         275,029
    Niagara Mohawk Power Corp. 7.750%,
      due 5/15/06............................       271,000         275,589
    Northeast Utilities, Series A 8.580%, due
      12/1/06................................       204,766         208,910
    Pacific Gas & Electric Co. 4.800%, due
      3/1/14.................................     1,500,000       1,446,596

      --------------------------------------------------------------------
      SECURITY                                   PAR           VALUE
      DESCRIPTION                               AMOUNT        (NOTE 2)
      --------------------------------------------------------------------

      UTILITIES - CONTINUED
      PSEG Power LLC
       6.950%, due 6/1/12(b)................ $     405,000 $       435,083
       8.625%, due 4/15/31(b)...............       533,000         674,589
      Small Business Administration
        Participation Certificates, Series
        2003-20G, Class 1 4.350%, due
        7/1/23..............................     1,940,086       1,867,870
      TXU Energy Co. LLC
       7.000%, due 3/15/13(b)...............       351,000         366,022
       7.000%, due 9/1/22...................     1,171,000       1,276,889
                                                           ---------------
                                                                13,625,103
                                                           ---------------
      Total Domestic Bonds & Debt Securities
      (Cost $143,474,332)                                      142,904,369
                                                           ---------------

      U. S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES - 14.5%
      Federal Home Loan Mortgage Corp.
       3.750%, due 11/15/06.................     2,663,000       2,641,416
       4.125%, due 11/18/09.................     3,100,000       3,031,753
       5.500%, due 6/1/25-9/1/35............     3,822,267       3,794,926
       4.500%, due 4/1/35...................       799,240         746,379
       5.000%, due 5/1/35-10/1/35...........     2,407,026       2,317,369
       6.000%, due 7/1/35-8/1/35............       700,260         707,658
      Federal Home Loan Mortgage Corp. - Gold Pool
       6.000%, due 4/1/16-8/1/34............     8,383,040       8,508,164
       4.500%, due 5/1/18-2/1/20............     4,986,458       4,832,113
       5.000%, due 5/1/18-4/1/34............     8,195,853       7,967,691
       5.500%, due 4/1/19-12/1/34...........     9,998,128       9,893,610
       6.500%, due 5/1/34-10/1/34...........     2,152,009       2,208,370
      Federal National Mortgage Association
       3.250%, due 7/31/06..................     3,000,000       2,971,872
       5.722%, due 2/1/09...................     1,400,000       1,423,626
       6.330%, due 3/1/11...................       185,976         194,923
       4.621%, due 4/1/13...................       114,480         111,798
       4.010%, due 8/1/13...................       112,962         105,998
       4.019%, due 8/1/13...................       769,123         723,928
       4.630%, due 4/1/14...................       279,870         271,317
       4.518%, due 5/1/14...................       989,623         956,326
       4.846%, due 8/1/14...................       582,101         574,000
       4.925%, due 4/1/15...................     1,752,111       1,734,090
       6.000%, due 7/1/16-12/1/34...........    21,897,910      22,174,573
       5.000%, due 11/1/17-8/1/35...........    16,003,218      15,684,025
       5.500%, due 11/1/17-9/1/35...........    60,709,290      60,144,121
       4.500%, due 4/1/18-3/1/35............     8,109,147       7,799,924
       4.880%, due 3/1/20...................       243,525         241,233
       6.500%, due 11/1/28-8/1/34...........     7,813,540       8,035,659
       7.500%, due 10/1/29-2/1/32...........       766,524         809,742
      Government National Mortgage
        Association
       6.500%, due 3/15/28-7/15/34..........       621,067         645,536
       6.000%, due 10/15/32-4/20/35.........     4,938,523       5,025,441

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
MFS TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
OCTOBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      --------------------------------------------------------------------
      SECURITY                                   PAR           VALUE
      DESCRIPTION                               AMOUNT        (NOTE 2)
      --------------------------------------------------------------------

      U. S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES - CONTINUED
       5.500%, due 11/15/32-2/15/35......... $   6,106,454 $     6,103,681
       4.500%, due 7/20/33-3/20/35..........     1,170,214       1,104,752
       5.000%, due 3/15/34-12/15/34.........     1,111,893       1,085,650
                                                           ---------------
      Total U. S. Government Agency Mortgage
      Backed Securities
      (Cost $188,102,166)                                      184,571,664
                                                           ---------------

      U. S. GOVERNMENT & AGENCY OBLIGATIONS - 13.2%
      Federal Home Loan Bank
       3.250%, due 7/21/06(b)...............     1,985,000       1,968,106
       3.750%, due 9/28/06..................     6,120,000       6,071,242
       3.900%, due 2/25/08..................       740,000         727,839
      Federal National Mortgage Association
       3.000%, due 3/2/07...................     1,533,000       1,501,564
       6.000%, due 5/15/08-5/15/11..........     4,498,000       4,668,857
       6.625%, due 9/15/09-11/15/10.........     7,765,000       8,344,837
       6.125%, due 3/15/12..................     5,955,000       6,373,702
       4.625%, due 10/15/14(b)..............     1,447,000       1,415,972
       5.500%, due 11/1/34..................     1,853,315       1,830,342
      U.S. Treasury Notes
       5.750%, due 11/15/05(b)..............     3,004,000       3,006,935
       5.875%, due 11/15/05(b)..............     1,178,000       1,179,197
       6.875%, due 5/15/06(b)...............     2,913,000       2,953,738
       7.000%, due 7/15/06(b)...............     9,955,000      10,138,550
       4.375%, due 5/15/07(b)...............     1,719,000       1,719,337
       3.250%, due 8/15/07(b)...............     3,098,000       3,038,825
       3.000%, due 11/15/07(b)..............     9,974,000       9,711,404
       5.500%, due 2/15/08(b)...............     3,161,000       3,238,546
       5.625%, due 5/15/08(b)...............    33,273,000      34,249,097
       4.750%, due
         11/15/08-5/15/14(b)................    11,607,000      11,715,420
       4.000%, due
         6/15/09-11/15/12(b)................     3,720,000       3,607,883
       10.375%, due 11/15/12(b).............       884,000         986,144
       3.875%, due 2/15/13(b)...............     1,294,000       1,242,595
       4.125%, due 5/15/15(b)...............     7,021,000       6,777,463
       9.875%, due 11/15/15(b)..............     1,165,000       1,651,570
       6.250%, due 8/15/23(b)...............    17,909,000      20,906,662
       6.000%, due 2/15/26(b)...............     3,011,000       3,462,415
       5.375%, due 2/15/31(b)...............     3,732,000       4,071,381
      Inflation Indexed
       4.250%, due 1/15/10..................     4,403,657       4,855,551
       3.000%, due 7/15/12(b)...............     5,467,303       5,847,669
                                                           ---------------
      Total U. S. Government & Agency Obligations
      (Cost $168,927,607)                                      167,262,843
                                                           ---------------

       -----------------------------------------------------------------
       SECURITY                               SHARES/PAR      VALUE
       DESCRIPTION                              AMOUNT       (NOTE 2)
       -----------------------------------------------------------------

       FOREIGN BONDS & DEBT SECURITIES - 0.2%
       MEXICO - 0.2%
       United Mexican States
        8.625%, due 2/1/22.................. $    153,000 $      183,218
        Series A
          6.625%, due 3/3/15................    1,334,000      1,428,047
          7.500%, due 4/8/33................      527,000        598,672
                                                          --------------
       Total Foreign Bonds & Debt Securities
       (Cost $2,199,550)                                       2,209,937
                                                          --------------

       COMMON STOCKS - 59.6%
       AEROSPACE & DEFENSE - 1.4%
       Lockheed Martin Corp.................      133,870      8,107,167
       Northrop Grumman Corp................       89,160      4,783,434
       Precision Castparts Corp.............        4,520        214,067
       United Technologies Corp.............       95,980      4,921,855
                                                          --------------
                                                              18,026,523
                                                          --------------
       AIR FREIGHT & LOGISTICS - 0.1%
       CNF, Inc.............................       11,240        632,475
                                                          --------------
       BANKS - 6.6%
       Bank of America Corp.................      719,802     31,484,140
       Mellon Financial Corp................      470,600     14,913,314
       PNC Financial Services Group, Inc....      327,000     19,852,170
       SunTrust Banks, Inc..................      121,490      8,805,595
       UBS AG...............................       24,301      2,062,007
       Wachovia Corp........................       45,560      2,301,691
       Wells Fargo & Co.....................       81,490      4,905,698
                                                          --------------
                                                              84,324,615
                                                          --------------
       BEVERAGES - 1.0%
       Coca-Cola Co.........................       74,410      3,183,260
       Diageo Plc...........................      241,203      3,563,235
       Molson Coors Brewing Co.,
         Class B(b).........................       24,060      1,484,502
       PepsiCo, Inc.........................       66,380      3,921,730
                                                          --------------
                                                              12,152,727
                                                          --------------
       BIOTECHNOLOGY - 0.1%
       MedImmune, Inc.*.....................       27,700        968,946
                                                          --------------
       BUILDING PRODUCTS - 1.2%
       Masco Corp...........................      529,500     15,090,750
                                                          --------------
       CHEMICALS - 1.9%
       Air Liquide S.A......................        2,650        482,327
       Air Products & Chemicals, Inc........       78,500      4,493,340
       Dow Chemical Co......................       51,370      2,355,828
       E.I. du Pont de Nemours & Co.........      127,230      5,304,219
       Nalco Holding Co.*...................      164,850      2,802,450
       PPG Industries, Inc..................       88,190      5,288,755
       Praxair, Inc.........................       16,430        811,806
       Syngenta AG*.........................       20,020      2,145,242
                                                          --------------
                                                              23,683,967
                                                          --------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
MFS TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
OCTOBER 31, 2005
(PERCENTAGE OF NET ASSETS)


        ---------------------------------------------------------------
        SECURITY                                            VALUE
        DESCRIPTION                            SHARES      (NOTE 2)
        ---------------------------------------------------------------

        COMMERCIAL SERVICES & SUPPLIES - 0.2%
        Cendant Corp.........................   176,450 $     3,073,759
                                                        ---------------

        COMMUNICATIONS EQUIPMENT - 1.8%
        Cisco Systems, Inc.*.................   137,270       2,395,361
        Nokia Oyj, (ADR).....................   456,750       7,682,535
        Nortel Networks Corp.*(b)............ 3,736,060      12,142,195
                                                        ---------------
                                                             22,220,091
                                                        ---------------
        COMPUTERS, PERIPHERALS & SERVICES - 0.7%
        International Business Machines Corp.    31,280       2,561,206
        Sun Microsystems, Inc.*.............. 1,586,120       6,344,480
                                                        ---------------
                                                              8,905,686
                                                        ---------------
        CONTAINERS & PACKAGING - 0.9%
        Owens-Illinois, Inc.*................   551,440      10,499,418
        Smurfit-Stone Container Corp.........    48,990         517,334
                                                        ---------------
                                                             11,016,752
                                                        ---------------
        ELECTRIC UTILITIES - 2.0%
        Calpine Corp.*(b).................... 1,481,290       3,525,470
        Dominion Resources, Inc..............   100,920       7,677,994
        Entergy Corp.........................    40,400       2,857,088
        Exelon Corp..........................    70,600       3,673,318
        FirstEnergy Corp.....................    35,200       1,672,000
        FPL Group, Inc.......................    10,030         431,892
        NRG Energy, Inc.*....................    10,500         451,605
        PPL Corp.............................   124,510       3,902,143
        Public Service Enterprise Group, Inc.    10,470         658,458
                                                        ---------------
                                                             24,849,968
                                                        ---------------
        ELECTRICAL EQUIPMENT - 0.1%
        Hubbell, Inc., Class B...............    24,730       1,190,997
                                                        ---------------
        ENERGY EQUIPMENT & SERVICES - 2.2%
        BJ Services Co.......................    95,640       3,323,490
        Cooper Cameron Corp.*................    41,900       3,089,287
        Cooper Industries Ltd., Class A......    27,740       1,966,489
        Emerson Electric Co..................     8,660         602,303
        GlobalSantaFe Corp...................   185,260       8,253,333
        Noble Corp...........................   131,980       8,496,872
        Samsung Electronics Co., Ltd.,
          (GDR)*(a)..........................     4,670       1,246,890
        TXU Corp.............................    12,780       1,287,585
                                                        ---------------
                                                             28,266,249
                                                        ---------------
        FINANCIALS - DIVERSIFIED - 5.8%
        American Express Co..................   147,510       7,341,573
        Ameriprise Financial, Inc............    43,102       1,604,256
        Capital One Financial Corp...........    31,180       2,380,593
        Fannie Mae...........................    73,600       3,497,472
        Franklin Resources, Inc..............    40,150       3,548,056
        Freddie Mac..........................    20,860       1,279,761
        Genworth Financial, Inc., Class A....   119,870       3,798,680

        ---------------------------------------------------------------
        SECURITY                                            VALUE
        DESCRIPTION                             SHARES     (NOTE 2)
        ---------------------------------------------------------------

        FINANCIALS - DIVERSIFIED - CONTINUED
        Goldman Sachs Group, Inc...............  74,120 $     9,366,544
        JPMorgan Chase & Co.................... 570,138      20,878,454
        Lehman Brothers Holdings, Inc..........  43,750       5,235,563
        MBNA Corp..............................  50,500       1,291,285
        Merrill Lynch & Co., Inc............... 151,250       9,791,925
        Morgan Stanley.........................  62,730       3,413,139
                                                        ---------------
                                                             73,427,301
                                                        ---------------
        FOOD PRODUCTS - 1.0%
        Archer-Daniels-Midland Co..............  75,330       1,835,792
        H.J. Heinz Co.......................... 118,360       4,201,780
        Kellogg Co.............................  84,190       3,718,672
        Nestle S.A.(b).........................   5,004       1,488,881
        Sara Lee Corp..........................  89,130       1,590,971
                                                        ---------------
                                                             12,836,096
                                                        ---------------
        HEALTH CARE EQUIPMENT & SUPPLIES - 0.2%
        Boston Scientific Corp.*...............  98,820       2,482,358
                                                        ---------------
        HEALTH CARE PROVIDERS & SERVICES - 0.5%
        Baxter International, Inc..............  12,420         474,817
        Tenet Healthcare Corp.*................ 693,300       5,837,586
                                                        ---------------
                                                              6,312,403
                                                        ---------------
        HOTELS, RESTAURANTS & LEISURE - 0.2%
        International Game Technology..........  53,440       1,415,626
        McDonald's Corp........................  49,450       1,562,620
                                                        ---------------
                                                              2,978,246
                                                        ---------------
        HOUSEHOLD PRODUCTS - 0.4%
        Colgate-Palmolive Co...................  47,310       2,505,538
        Kimberly-Clark Corp....................  53,690       3,051,739
                                                        ---------------
                                                              5,557,277
                                                        ---------------
        INDUSTRIAL - DIVERSIFIED - 2.0%
        3M Co..................................  40,550       3,080,989
        General Electric Co.................... 260,240       8,824,738
        Tyco International, Ltd................ 486,820      12,847,180
                                                        ---------------
                                                             24,752,907
                                                        ---------------
        INSURANCE - 2.8%
        ACE, Ltd...............................  39,400       2,052,740
        AFLAC, Inc.............................  15,380         734,856
        Allstate Corp. (The)................... 261,840      13,822,534
        Chubb Corp.............................  23,180       2,155,045
        CIGNA Corp.............................   2,100         243,327
        Conseco, Inc.*......................... 294,900       5,986,470
        Hartford Financial Services Group, Inc.  85,830       6,844,942
        Lincoln National Corp..................  64,150       3,246,632
                                                        ---------------
                                                             35,086,546
                                                        ---------------

        IT CONSULTING & SERVICES - 0.5%
        Accenture, Ltd., Class A............... 242,550       6,381,491
                                                        ---------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
MFS TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
OCTOBER 31, 2005
(PERCENTAGE OF NET ASSETS)


         -------------------------------------------------------------
         SECURITY                                          VALUE
         DESCRIPTION                           SHARES     (NOTE 2)
         -------------------------------------------------------------

         LEISURE EQUIPMENT & PRODUCTS - 0.3%
         Hasbro, Inc..........................  48,020 $       904,697
         Mattel, Inc.......................... 223,470       3,296,182
                                                       ---------------
                                                             4,200,879
                                                       ---------------
         MACHINERY - 0.9%
         Deere & Co...........................  71,510       4,339,227
         Finning International, Inc.*.........   2,830          92,538
         Illinois Tool Works, Inc.............  52,480       4,448,205
         Ingersoll-Rand Co., Ltd., Class A....  30,800       1,163,932
         Sandvik AB...........................   5,100         245,578
         SPX Corp.............................  32,180       1,384,384
                                                       ---------------
                                                            11,673,864
                                                       ---------------
         MEDIA - 3.3%
         Interpublic Group of Cos., Inc.*..... 332,770       3,437,514
         Knight Ridder, Inc.(b)...............  59,290       3,164,900
         New York Times Co., Class A(b).......  45,370       1,235,879
         Reed Elsevier Plc.................... 189,500       1,728,812
         Time Warner, Inc..................... 198,970       3,547,635
         Tribune Co...........................  42,270       1,331,928
         Viacom, Inc., Class B................ 500,993      15,515,753
         Walt Disney Co. (The)................ 480,140      11,701,012
                                                       ---------------
                                                            41,663,433
                                                       ---------------
         METALS & MINING - 0.1%
         BHP Billiton Plc..................... 117,770       1,734,113
                                                       ---------------
         OIL & GAS - 5.3%
         AGL Resources, Inc...................  51,820       1,823,546
         Amerada Hess Corp....................  39,120       4,893,912
         BP Plc, (ADR)........................  51,090       3,392,376
         Chevron Corp.........................  79,312       4,526,335
         ConocoPhillips....................... 175,680      11,485,958
         Devon Energy Corp.................... 211,370      12,762,521
         EnCana Corp..........................  62,690       2,874,963
         EOG Resources, Inc...................  44,900       3,043,322
         Exxon Mobil Corp..................... 192,796      10,823,567
         Sempra Energy........................  31,350       1,388,805
         Total S.A., (ADR)(b).................  85,130      10,728,083
                                                       ---------------
                                                            67,743,388
                                                       ---------------
         PAPER & FOREST PRODUCTS - 0.6%
         Bowater, Inc......................... 158,290       4,194,685
         International Paper Co...............  83,120       2,425,441
         MeadWestvaco Corp....................  53,030       1,390,447
                                                       ---------------
                                                             8,010,573
                                                       ---------------
         PERSONAL PRODUCTS - 0.2%
         Estee Lauder Companies, Inc., Class A  87,200       2,892,424
                                                       ---------------
         PHARMACEUTICALS - 4.2%
         Abbott Laboratories.................. 177,190       7,628,029
         Eli Lilly & Co.......................   9,550         475,494
         Johnson & Johnson.................... 192,050      12,026,171

           ----------------------------------------------------------
           SECURITY                                       VALUE
           DESCRIPTION                        SHARES     (NOTE 2)
           ----------------------------------------------------------

           PHARMACEUTICALS - CONTINUED
           Merck & Co., Inc.................. 543,330 $    15,332,773
           Pfizer, Inc.......................  29,070         631,982
           Wyeth............................. 393,580      17,537,925
                                                      ---------------
                                                           53,632,374
                                                      ---------------
           RETAIL - MULTILINE - 1.0%
           Family Dollar Stores, Inc......... 225,620       4,995,227
           Wal-Mart Stores, Inc.............. 171,020       8,090,956
                                                      ---------------
                                                           13,086,183
                                                      ---------------
           RETAIL - SPECIALTY - 1.9%
           Circuit City Stores, Inc.......... 184,960       3,290,438
           Gap, Inc.......................... 682,990      11,802,067
           Lowe's Cos., Inc..................  27,190       1,652,336
           OfficeMax, Inc.................... 155,340       4,352,627
           TJX Cos., Inc..................... 161,620       3,479,679
                                                      ---------------
                                                           24,577,147
                                                      ---------------
           ROAD & RAIL - 0.4%
           Burlington Northern Santa Fe Corp.  45,260       2,808,836
           Norfolk Southern Corp.............  61,500       2,472,300
                                                      ---------------
                                                            5,281,136
                                                      ---------------
           SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.5%
           Analog Devices, Inc...............  86,240       2,999,427
           Intel Corp........................  71,000       1,668,500
           Xilinx, Inc.......................  51,250       1,227,438
                                                      ---------------
                                                            5,895,365
                                                      ---------------
           SOFTWARE - 2.2%
           Compuware Corp.*.................. 595,530       4,817,838
           Microsoft Corp....................  46,340       1,190,938
           Oracle Corp.*..................... 463,500       5,877,180
           Symantec Corp.*................... 645,850      15,403,522
                                                      ---------------
                                                           27,289,478
                                                      ---------------
           TELECOMMUNICATION SERVICES - DIVERSIFIED - 3.2%
           SBC Communications, Inc........... 144,524       3,446,897
           Sprint Nextel Corp................ 889,880      20,743,103
           Verizon Communications, Inc....... 542,190      17,084,407
                                                      ---------------
                                                           41,274,407
                                                      ---------------
           WIRELESS TELECOMMUNICATION SERVICES - 0.5%
           Vodafone Group Plc, (ADR)(b)...... 249,917       6,562,820
                                                      ---------------
           THRIFTS & MORTGAGES - 0.1%
           Countrywide Financial Corp........  57,660       1,831,858
                                                      ---------------
           TOBACCO - 1.2%
           Altria Group, Inc................. 207,280      15,556,364
                                                      ---------------
           TRADING COMPANIES & DISTRIBUTORS - 0.1%
           W. W. Grainger, Inc...............  19,820       1,327,543
                                                      ---------------
           Total Common Stocks
           (Cost $699,650,011)                            758,451,479
                                                      ---------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
MFS TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
OCTOBER 31, 2005
(PERCENTAGE OF NET ASSETS)


     ----------------------------------------------------------------------
     SECURITY                                   SHARES/PAR      VALUE
     DESCRIPTION                                  AMOUNT       (NOTE 2)
     ----------------------------------------------------------------------

     SHORT-TERM INVESTMENTS - 15.7%
     Citigroup Funding, Inc. 4.000%, due
       11/1/05................................ $ 13,086,000 $   13,086,000
     State Street Navigator Securities Lending
       Prime Portfolio(e).....................  186,909,499    186,909,499
                                                            --------------
     Total Short-Term Investments
     (Cost $199,995,499)                                       199,995,499
                                                            --------------

     TOTAL INVESTMENTS - 114.4%
     (Cost $1,402,349,165)                                   1,455,395,791

     Other Assets & Liabilities (net) - (14.4)%               (183,591,077)
                                                            --------------

     TOTAL NET ASSETS - 100.0%                              $1,271,804,714
                                                            ==============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

** Variable or floating rate security. The stated rate represents the rate at October 31, 2005.

(a) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities represent 1.66% of net assets.

(b) All or a portion of this security is on loan.

(c) Security is in default.

(d) Security is valued in good faith at fair value by or under the direction of the Board of Trustees.

(e) Represents investment of collateral received from securities lending transactions. (Note 6)

ABBREVIATIONS USED IN THIS SCHEDULE:

ADR - American Depositary Receipt

AIG - American International Guaranty

GDR - Global Depository Receipt

IO - Interest Only

MTN - Medium-Term Note

The following table summarizes the credit composition of the portfolio holdings of the MFS Total Return Portfolio at October 31, 2005, based upon quality ratings issued by Standard & Poor's. For Securities not rated by Standard & Poor's, the equivalent Moody's rating is used.

                                                      PERCENT OF
                                                       PORTFOLIO
              PORTFOLIO COMPOSITION BY CREDIT QUALITY (UNAUDITED)
              ---------------------------------------------------
                 AAA/Government/Government Agency        29.49%
                 AA                                       0.84
                 A                                        6.32
                 BBB                                     27.53
                 BB                                       4.07
                 B                                       19.12
                 Below B                                  2.27
                 Equities/Other                          10.36
                                                        ------
                 Total:                                 100.00%
                                                        ======

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
PIONEER STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      -----------------------------------------------------------------------
      SECURITY                                     PAR          VALUE
      DESCRIPTION                                 AMOUNT       (NOTE 2)
      -----------------------------------------------------------------------

      DOMESTIC BONDS & DEBT SECURITIES - 45.3%
      ADVERTISING - 0.0%
      Lamar Media Corp. 7.250%, due
        1/1/13................................ $      80,000 $      83,400
                                                             -------------
      AEROSPACE & DEFENSE - 0.2%
      L-3 Communications Corp. 6.125%, due
        1/15/14...............................       400,000       393,000
                                                             -------------
      AGRICULTURE - 0.2%
      Hines Nurseries, Inc. 10.250%, due
        10/1/11...............................       340,000       338,300
                                                             -------------
      AIRLINES - 0.4%
      AMR Corp. 9.800%, due 10/1/21(a)........       400,000       228,000
      Calair LLC/Calair Capital Corp. 8.125%,
        due 4/1/08............................       180,000       144,000
      Continental Airlines, Inc., Pass-Through
        Certificates, Series D 7.568%, due
        12/1/06...............................       435,000       379,587
      United Airlines, Inc. 9.125%, due
        1/15/12(b)............................       109,000        15,805
                                                             -------------
                                                                   767,392
                                                             -------------
      ASSET-BACKED SECURITIES - 2.2%
      Ameriquest Mortgage Securities, Inc.
       Series 2002-4, Class M4 7.788%, due
         2/25/33**............................        59,000        59,186
       Series 2003-1, Class M4 7.118%, due
         2/25/33**............................        61,000        61,567
       Series 2003-2, Class M4 7.118%, due
         3/25/33**............................        61,000        61,765
       Series 2003-AR3, Class M5 7.788%,
         due 10/25/33**.......................        25,000        25,449
      Asset Backed Funding Corp.
       Mortgage Loan Asset-Backed
         Certificate, Series 2003-WF1, Class
         M3 7.088%, due 12/27/32**............        66,000        67,990
       Mortgage Loan Asset-Backed
         Certificate, Series 2003-WF1, Class
         M4 7.288%, due 12/25/32**............        25,000        25,073
      Asset Backed Securities Corp.
       Home Equity Loan Trust, Series
         2003-HE1, Class M4 8.470%, due
         1/15/33**............................        56,000        55,733
       Home Equity Loan Trust, Series
         2003-HE2, Class M4 7.820%, due
         4/15/33**............................       123,000       124,352
      Bank One Issuance Trust, Series
        2002-C1, Class C1 4.930%, due
        12/15/09**............................       334,000       337,574
      CDC Mortgage Capital Trust, Series
        2003-HE2, Class B3 7.788%, due
        10/25/33**............................        50,000        49,411

      -------------------------------------------------------------------
      SECURITY                                    PAR          VALUE
      DESCRIPTION                                AMOUNT       (NOTE 2)
      -------------------------------------------------------------------

      ASSET-BACKED SECURITIES - CONTINUED
      Conseco Finance Securitizations Corp.
       Series 2000-2, Class A4 8.480%, due
         12/1/31............................. $      18,634 $      18,930
       Series 2000-6, Class M2 8.200%, due
         9/1/32..............................       220,000         4,222
       Series 2001-3, Class A4 6.910%, due
         5/1/33..............................         5,000         4,866
       Series 2001-4, Class A4 7.360%, due
         9/1/33..............................         4,000         4,090
       Series 2001-4, Class B1 9.400%, due
         9/1/33..............................       196,000        25,041
       Series 2002-1, Class A 6.681%, due
         12/1/33.............................       321,886       326,499
      Consumer Credit Reference Index
        Securities Program, Series 2002-1A,
        Class A 5.924%, due 3/22/07..........       250,000       253,365
      Green Tree Financial Corp., Series
        1999-5, Class A5 7.860%, due
        4/1/30...............................       188,000       166,214
      Green Tree Home Improvement Loan
        Trust, Series 1995-F, Class B2
        7.100%, due 1/15/21..................        16,734        16,406
      Greenpoint Manufactured Housing,
        Series 2000-3, Class IA 8.450%, due
        6/20/31..............................       290,625       268,838
      GSAMP Trust, Series 2003-FM1, Class
        B3 8.500%, due 3/20/33...............        50,000        49,948
      Home Equity Asset Trust, Series
        2002-5N, Class A 8.000%, due
        6/25/33 (144A)(c)....................         3,864         3,864
      LNR CDO Ltd., Series 2002-1A, Class FFL
        6.781%, due 7/24/37
        (144A)**(c)..........................       215,000       215,000
      Madison Avenue Manufactured Housing
        Contract Trust, Series 2002-A, Class
        B1 7.288%, due 10/25/15**............       250,000       186,540
      Master Asset Backed Securities Trust,
        Series 2003-OPT1, Class MV5
        7.538%, due 12/25/32**...............        50,000        50,306
      Merrill Lynch Mortgage Investors, Inc.,
        Series 2003-WMC1, Class B2
        7.038%, due 11/25/33**...............       104,000       103,707
      Mid-State Trust, Series 10, Class B
        7.540%, due 7/15/26..................        83,524        78,072
      Morgan Stanley ABS Capital I, Inc.,
        Series 2002-NC6, Class B2 7.788%,
        due 11/25/32**.......................        17,669        17,419

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
PIONEER STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
OCTOBER 31, 2005
(PERCENTAGE OF NET ASSETS)

      --------------------------------------------------------------------
      SECURITY                                    PAR           VALUE
      DESCRIPTION                                AMOUNT        (NOTE 2)
      --------------------------------------------------------------------

      ASSET-BACKED SECURITIES - CONTINUED
      Morgan Stanley Dean Witter Capital I,
        Inc.
       Series 2001-AM1, Class B1 6.238%,
         due 2/25/32**....................... $      10,456  $      10,482
       Series 2001-NC3, Class B1 6.488%,
         due 10/25/31**......................        23,710         23,749
       Series 2001-NC4, Class B1 6.538%,
         due 1/25/32**.......................        72,565         72,573
       Series 2002-AM2, Class B1 6.288%,
         due 5/25/32**.......................        26,491         26,294
       Series 2002-AM3, Class B2 7.788%,
         due 2/25/33**.......................        58,000         58,685
       Series 2002-NC5, Class B2 7.288%,
         due 10/25/32**......................        19,231         19,011
       Series 2003-NC2, Class B2 7.788%,
         due 2/25/33**.......................        59,000         59,412
       Series 2003-NC3, Class B3 7.788%,
         due 3/25/33**.......................        58,000         58,365
      Nykredit Realkredit AS, Series ANN
        5.000%, due 10/1/35..................             1              0
      PF Export Receivables Master Trust,
        Series A 6.436%, due 6/1/15
        (144A)(c)............................       786,755        783,100
      Sail Net Interest Margin Notes, Series
        2003-BC1A, Class A 7.750%, due
        1/27/33 (144A)(c)....................         5,156          5,183
      Structured Asset Investment Loan Trust,
        Series 2003-BC1, Class M3 7.038%,
        due 1/25/33**........................       146,000        147,609
      TIAA Commercial Real Estate
        Securitization, Series 2002-1A, Class
        IV 6.840%, due 5/22/37...............       100,000         96,574
      York Power Funding 12.000%, due
        10/30/07 (144A)(b)(c)(d)(e)..........        51,032              0
                                                             -------------
                                                                 4,022,464
                                                             -------------
      AUTO COMPONENTS - 0.8%
      Goodyear Tire & Rubber Co., (The)
        9.000%, due 7/1/15 (144A)(c).........     1,185,000      1,149,450
      Sun Sage BV 8.250%, due 3/26/09
        (144A)(c)............................       310,000        328,600
                                                             -------------
                                                                 1,478,050
                                                             -------------
      AUTOMOBILES - 0.5%
      Comml. Vehicle Group, Inc. 8.000%,
        due 7/1/13 (144A)(c).................       345,000        339,825
      Lear Corp. 8.125%, due 4/1/08..........        45,000         53,168
      Navistar International Corp. 7.500%,
        due 6/15/11(a).......................       575,000        549,125
                                                             -------------
                                                                   942,118
                                                             -------------

       ------------------------------------------------------------------
       SECURITY                                   PAR          VALUE
       DESCRIPTION                               AMOUNT       (NOTE 2)
       ------------------------------------------------------------------

       BANKS - 1.1%
       ATF Bank 9.250%, due 4/12/12
         (144A)(c)........................... $     455,000 $     469,196
       Kazkommerts International B.V.
         8.000%, due 11/3/15.................       530,000       521,096
       Russian Standard Finance S.A. 7.500%,
         due 10/7/10.........................       415,000       409,294
       Turanalem Finance BV 8.500%, due
         2/10/15 (144A)(c)...................       600,000       613,500
                                                            -------------
                                                                2,013,086
                                                            -------------

       BEVERAGES - 1.0%
       Argentine Beverages Financial 7.375%,
         due 3/22/12 (144A)(c)...............       475,000       477,375
       Central European Distribution Corp.
         8.000%, due 7/25/12 (144A)(c).......       590,000       758,659
       CIA Brasileira de Bebidas 8.750%, due
         9/15/13.............................       600,000       705,000
                                                            -------------
                                                                1,941,034
                                                            -------------
       BUILDING MATERIALS - 1.7%
       Asia Aluminum Holdings, Ltd. 8.000%,
         due 12/23/11 (144A)(c)..............     1,105,000     1,085,663
       Caue Fin., Ltd. 8.875%, due 8/1/15
         (144A)(c)...........................       520,000       538,200
       HydroChem Industrial Services, Inc.
         9.250%, due 2/15/13 (144A)(c).......       660,000       607,200
       Owens Corning 7.500%, due
         5/1/05-8/1/18(b)....................       148,000       111,740
       Texas Industries, Inc. 7.250%, due
         7/15/13 (144A)(c)...................       146,000       152,570
       U.S. Concrete, Inc. 8.375%, due
         4/1/14..............................       760,000       762,850
                                                            -------------
                                                                3,258,223
                                                            -------------
       CABLE AND SATELLITE TELEVISION - 0.9%
       CSC Holdings, Inc., Senior Notes
         7.875%, due 12/15/07................        47,000        48,410
       Innova S de RL 9.375%, due 9/19/13....       295,000       328,188
       Kabel Deutschland GMBH 10.625%, due
         7/1/14 (144A)(c)....................       450,000       486,562
       NTL Cable Plc 8.750%, due 4/15/14.....       570,000       733,284
       Rogers Cablesystems, Ltd. 11.000%, due
         12/1/15.............................        20,000        21,200
                                                            -------------
                                                                1,617,644
                                                            -------------
       CHEMICALS - 2.0%
       Aventine Renewable Energy
         Holdings, Inc. 9.870%,
         due 12/15/11 (144A)**(c)............       235,000       245,575
       Basell Finance Co. BV 8.100%, due
         3/15/27 (144A)(c)...................       295,000       278,775

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
PIONEER STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
OCTOBER 31, 2005
(PERCENTAGE OF NET ASSETS)

      -------------------------------------------------------------------
      SECURITY                                    PAR          VALUE
      DESCRIPTION                                AMOUNT       (NOTE 2)
      -------------------------------------------------------------------

      CHEMICALS - CONTINUED
      Crystal U.S. Holdings 3 LLC, Series B
        0.000%/10.500%, due
        10/1/14(f)........................... $   1,031,000 $     719,122
      Hercules, Inc. 11.125%, due
        11/15/07(a)..........................       338,000       376,447
      Huntsman Advanced Materials LLC
        11.000%, due 7/15/10.................        50,000        55,750
      ISP Chemco, Inc., Series B 10.250%,
        due 7/1/11...........................       205,000       219,094
      ISP Holdings, Inc., Series B 10.625%,
        due 12/15/09.........................        35,000        36,925
      Lyondell Chemical Co. 9.500%, due
        12/15/08.............................        30,000        31,575
      Millennium America, Inc. 9.250%, due
        6/15/08..............................        30,000        32,325
      Nell AF SARL 8.375%, due 8/15/15
        (144A)(c)............................       430,000       518,364
      Resolution Performance Products LLC
        8.000%, due 12/15/09.................       500,000       511,250
      Rhodia S.A.
        8.000%, due 6/1/10...................       500,000       610,245
       9.250%, due 6/1/11....................       120,000       146,819
      Sterling Chemicals, Inc. 10.000%, due
        12/19/07(g)..........................        27,275        26,730
                                                            -------------
                                                                3,808,996
                                                            -------------
      COAL - 0.4%
      Indocoal Exports Cayman Ltd. 7.134%,
        due 7/6/12 (144A)(c).................       765,909       745,294
                                                            -------------
      COLLATERALIZED MORTGAGE OBLIGATIONS - 0.7%
      CS First Boston Mortgage Securities
        Corp., Series 2002-CKN2, Class H
        6.122%, due 4/15/37 (144A)(c)........        70,000        69,759
      Federal National Mortgage Association
        (FNMA) STRIP, Series 329, Class 2,
        IO 5.500%, due 1/1/33................       585,560       142,913
      Global Signal Trust
       Series 2004-1A, Class E 5.395%, due
         1/15/34 (144A)(c)...................       660,000       640,079
       Series 2004-2A, Class F 6.376%, due
         12/15/14 (144A)(c)..................       450,000       443,893
      Rural Housing Trust, Series 1987-1,
        Class D 6.330%, due 4/1/26...........        15,709        15,693
      Sasco Net Interest Margin Trust, Series
        2003-BC1, Class B 0.000%, due
        5/27/33 (144A)(c)(d).................        47,114        15,548
                                                            -------------
                                                                1,327,885
                                                            -------------
      COMMERCIAL SERVICES & SUPPLIES - 1.1%
      Dollar Financial Group 9.750%, due
        11/15/11.............................       625,000       640,625
      Rural/Metro Corp. 9.875%, due
        3/15/15 (144A)(c)....................       595,000       603,925

       -----------------------------------------------------------------
       SECURITY                                  PAR          VALUE
       DESCRIPTION                              AMOUNT       (NOTE 2)
       -----------------------------------------------------------------

       COMMERCIAL SERVICES & SUPPLIES - CONTINUED
       United Rentals North America, Inc.
         7.750%, due 11/15/13(a)............ $     755,000 $     721,025
                                                           -------------
                                                               1,965,575
                                                           -------------
       ENGINEERING & CONSTRUCTION - 0.3%
       Dycom Industries, Inc. 8.125%, due
         10/15/15 (144A)(c).................       550,000       554,125
                                                           -------------
       CONTAINERS & PACKAGING - 0.8%
       AEP Industries, Inc. 7.875%, due
         3/15/13............................       580,000       554,255
       Crown European Holdings S.A.
         9.500%, due 3/1/11.................       200,000       220,000
        10.875%, due 3/1/13.................        30,000        35,325
       Graham Packaging Co., Inc. 9.875%,
         due 10/15/14(a)....................       480,000       451,200
       Graphic Packaging International Corp.
         9.500%, due 8/15/13................       360,000       324,600
                                                           -------------
                                                               1,585,380
                                                           -------------
       ELECTRONIC EQUIPMENT & SERVICES - 0.2%
       Digicel, Ltd. 9.250%, due 9/1/12
         (144A)(c)..........................       135,000       139,725
       Legrand Holding S.A. 10.500%, due
         2/15/13............................       120,000       136,500
       Legrand S.A. 8.500%, due 2/15/25.....        20,000        23,900
       Telex Communications Intermediate
         Holdings, Inc. 12.000%, due
         1/15/09**(d).......................        24,616        15,262
                                                           -------------
                                                                 315,387
                                                           -------------
       ENERGY - 0.3%
       Targa Resources, Inc. 8.500%, due
         11/1/13 (144A)(c)..................       530,000       540,600
       Williams Cos., Inc.
         6.500%, due 12/1/08................        50,000        49,806
        Series A 6.750%, due 1/15/06**......        40,000        40,300
                                                           -------------
                                                                 630,706
                                                           -------------
       ENTERTAINMENT & LEISURE - 0.5%
       Capitol Records, Inc. 8.375%, due
         8/15/09 (144A)(c)..................        65,000        69,713
       Corp. Interamericana de
         Entretenimiento S.A. 8.875%, due
         6/14/15 (144A)(c)..................       950,000       916,750
       EMI Group Plc 9.750%, due 5/20/08....        20,000        38,320
                                                           -------------
                                                               1,024,783
                                                           -------------
       ENVIRONMENTAL CONTROL - 0.3%
       Clean Harbors, Inc. 11.250%, due
         7/15/12 (144A)(c)..................       475,000       534,375
                                                           -------------
       EQUIPMENT LEASING - 0.1%
       Ashtead Holdings Plc 8.625%, due
         8/1/15 (144A)(c)...................       140,000       145,250
                                                           -------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
PIONEER STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
OCTOBER 31, 2005
(PERCENTAGE OF NET ASSETS)

       ---------------------------------------------------------------------
       SECURITY                                   PAR          VALUE
       DESCRIPTION                               AMOUNT       (NOTE 2)
       ---------------------------------------------------------------------

       FINANCIALS - DIVERSIFIED - 3.2%
       Arch Western Financial LLC 6.750%,
         due 7/1/13.......................... $      20,000 $      20,200
       Bombardier Capital, Inc., Series AI
         7.090%, due 3/30/07.................       650,000       654,875
       E*TRADE Financial Corp.
         8.000%, due 6/15/11.................       625,000       637,500
        7.375%, due 9/15/13
          (144A)(a)(c).......................       310,000       306,900
       Ford Motor Credit Co. 5.700%, due
         1/15/10(a)..........................       890,000       801,618
       Glencore Funding LLC 6.000%, due
         4/15/14 (144A)(c)...................     1,010,000       931,839
       Noble Group Ltd. 6.625%, due 3/17/15
         (144A)(c)...........................     1,450,000     1,315,736
       Power Receivables Finance LLC 6.290%,
         due 1/1/12 (144A)(c)................       520,453       529,396
       SLM Corp. 4.000%, due 7/25/14**.......       775,000       755,493
                                                            -------------
                                                                5,953,557
                                                            -------------
       FOOD PRODUCTS - 0.1%
       Doane Pet Care Co. 9.750%, due
         5/15/07.............................       120,000       120,150
       Eagle Family Foods, Inc., Series B
         8.750%, due 1/15/08.................        10,000         7,850
                                                            -------------
                                                                  128,000
                                                            -------------
       HEALTH CARE PROVIDERS & SERVICES - 0.8%
       Bausch & Lomb, Inc. 7.125%, due
         8/1/28..............................       500,000       529,703
       HCA, Inc.
         7.190%, due 11/15/15................        10,000        10,272
        8.360%, due 4/15/24..................        50,000        52,685
        7.690%, due 6/15/25..................        50,000        50,420
       Inverness Medical Innovations 8.750%,
         due 2/15/12.........................       135,000       138,375
       Mayne Group, Ltd. 5.875%, due
         12/1/11 (144A)(c)...................       620,000       653,325
       Multicare Cos., Inc. 9.000%, due
         8/1/07(d)(e)........................       330,000         2,310
                                                            -------------
                                                                1,437,090
                                                            -------------
       HOLDING COMPANIES-DIVERSIFIED - 0.2%
       Stewart Enterprises 6.250%, due
         2/15/13 (144A)(c)...................       300,000       285,000
                                                            -------------
       HOMEBUILDERS - 1.8%
       Beazer Homes USA, Inc. 8.625%, due
         5/15/11.............................        85,000        87,975
       Builders FirstSource, Inc. 8.040%, due
         2/15/12 (144A)**(c).................       910,000       919,100
       Desarrolladora Homex S.A . 7.500%,
         due 9/28/15.........................       750,000       727,500

       ------------------------------------------------------------------
       SECURITY                                   PAR          VALUE
       DESCRIPTION                               AMOUNT       (NOTE 2)
       ------------------------------------------------------------------

       HOMEBUILDERS - CONTINUED
       K. Hovnanian Enterprises, Inc. 7.750%,
         due 5/15/13(a)...................... $      30,000 $      29,850
       Meritage Homes Corp. 6.250%, due
         3/15/15.............................       540,000       472,500
       Schuler Homes, Inc. 10.500%, due
         7/15/11(a)..........................        66,000        71,610
       Technical Olympic USA, Inc.
         9.000%, due 7/1/10(a)...............        20,000        20,000
        10.375%, due 7/1/12..................        20,000        20,200
       WCI Communities, Inc.
         7.875%, due 10/1/13.................       460,000       438,150
        6.625%, due 3/15/15..................       605,000       521,813
                                                            -------------
                                                                3,308,698
                                                            -------------
       INDUSTRIAL - DIVERSIFIED - 0.4%
       AKer Kvaerner ASA 0.000%/5.000%,
         due 10/30/11(f).....................        50,000        44,750
       Invensys Plc 6.500%, due 1/15/10
         (144A)(c)...........................        25,000        21,625
       Park-Ohio Industries, Inc. 8.375%, due
         11/15/14............................       750,000       660,000
                                                            -------------
                                                                  726,375
                                                            -------------
       INSURANCE - 3.3%
       Allmerica Financial Corp. 7.625%, due
         10/15/25............................     1,000,000     1,006,973
       Conseco, Inc.
         7.620%, due 8/9/06(b)(d)............        80,000             0
        9.500%, due 10/15/06(b)(d)...........        40,000             0
       Kingsway America, Inc. 7.500%, due
         2/1/14..............................       760,000       776,942
       Odyssey Re Holdings Corp. 7.650%, due
         11/1/13.............................       540,000       560,041
       Ohio Casualty Corp. 7.300%, due
         6/15/14.............................       850,000       903,742
       Platinum Underwriters Fin. Inc.
         7.500%, due 6/1/17 (144A)(c)........     1,305,000     1,281,689
       Presidential Life Corp. 7.875%, due
         2/15/09.............................     1,075,000     1,058,875
       Provident Cos., Inc. 7.000%, due
         7/15/18.............................       500,000       498,515
                                                            -------------
                                                                6,086,777
                                                            -------------
       INTERNET SOFTWARE & SERVICES - 0.7%
       Anixter, Inc., Co. Guaranteed 5.950%,
         due 3/1/15..........................       714,000       684,163
       Globix Corp. 11.000%, due 5/1/08(g)...        23,802        22,790
       Hanarotelecom, Inc. 7.000%, due
         2/1/12 (144A)(c)....................       615,000       599,224
       Verado Holdings, Inc. 13.000%, due
         4/15/08(b)(d)(e)....................       138,403             0
                                                            -------------
                                                                1,306,177
                                                            -------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
PIONEER STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
OCTOBER 31, 2005
(PERCENTAGE OF NET ASSETS)

       --------------------------------------------------------------------
       SECURITY                                  PAR          VALUE
       DESCRIPTION                              AMOUNT       (NOTE 2)
       --------------------------------------------------------------------

       LODGING - 0.1%
       Trump Entertainment Resorts, Inc.
         8.500%, due 6/1/15................. $     200,000 $     194,750
                                                           -------------
       MACHINERY - 0.2%
       Gardner Denver, Inc., Series WI
         8.000%, due 5/1/13.................       400,000       418,000
       Manitowoc Co., Inc. 10.375%, due
         5/15/11(e).........................        15,000        19,792
                                                           -------------
                                                                 437,792
                                                           -------------

       MEDIA - 0.0%
       CanWest Media, Inc. 8.000%, due
         9/15/12............................           879           925
       Pegasus Communications Corp., Series
         B 9.750%, due 12/1/06(b)...........        20,000         5,025
                                                           -------------
                                                                   5,950
                                                           -------------
       METALS & MINING - 2.1%
       CSN Islands IX Corp. 10.000%, due
         1/15/15 (144A)(c)..................       125,000       137,188
       Freeport-McMoRan C & G 6.875%, due
         2/1/14.............................       430,000       425,700
       Intl. Steel Group, Inc. 6.500%, due
         4/15/14............................       571,000       563,862
       Ispat Inland ULC 10.804%, due
         4/1/10**...........................       250,000       261,250
       Novelis, Inc. 7.250%, due 2/15/15
         (144A)(c)..........................       400,000       367,000
       Steel Dynamics, Inc. 9.500%, due
         3/15/09............................       155,000       164,300
       Vale Overseas, Ltd. 8.250%, due
         1/17/34............................     1,100,000     1,193,500
       Vedanta Resources Plc 6.625%, due
         2/22/10 (144A)(c)..................       840,000       813,656
       Wheeling-Pittsburgh Corp.
        Series A 5.000%, due 7/30/11........         8,360         6,730
        Series B 6.000%, due 7/30/10........         4,420         3,558
                                                           -------------
                                                               3,936,744
                                                           -------------
       OFFICE - 0.2%
       Xerox Corp.
         9.750%, due 1/15/09................       100,000       111,000
        9.750%, due 1/15/09.................        35,000        49,329
        7.125%, due 6/15/10.................       245,000       256,025
                                                           -------------
                                                                 416,354
                                                           -------------
       OIL & GAS - 5.5%
       Aker Kvaerner ASA 5.00%/0.000%, due
         10/30/11(f)........................    10,675,000     1,470,442
       Baytex Energy, Ltd. 9.625%, due
         7/15/10............................     1,000,000     1,047,500
       Clayton Williams Energy, Inc. 7.750%,
         due 8/1/13 (144A)(c)...............       560,000       543,200

       ------------------------------------------------------------------
       SECURITY                                   PAR          VALUE
       DESCRIPTION                               AMOUNT       (NOTE 2)
       ------------------------------------------------------------------

       OIL & GAS - CONTINUED
       Compass Minerals International, Inc.
        12.750%/0.000%, due
          12/15/12(f)........................ $      60,000 $      53,100
        Series B12.000%0.000%/, due
          6/1/13(f)..........................        90,000        76,950
       Comstock Resources, Inc. 6.875%, due
         3/1/12..............................       365,000       362,263
       Delta Petroleum Corp. 7.000%, due
         4/1/15 (144A)(c)....................        95,000        90,250
       Doe Run Resources Corp., Series AI
         11.750%, due 11/1/08(g).............         8,491         6,666
       Dresser-Rand Group, Inc. 7.375%, due
         11/1/14 (144A)(c)...................        88,000        90,640
       Gazprom International SA 7.201%, due
         2/1/20 (144A)(c)....................       800,000       853,000
       Harvest Operations Corp. 7.875%, due
         10/15/11............................       490,000       477,750
       Holly Energy Partners LP 6.250%, due
         3/1/15 (144A)(c)....................     1,035,000     1,009,125
       J. Ray McDermott S.A. 11.500%, due
         12/15/13 (144A)(c)..................       925,000     1,063,750
       Parker Drilling Co., Series B 10.125%,
         due 11/15/09........................        39,000        40,414
       Pemex Project Funding Master Trust
         7.375%, due 12/15/14................       200,000       219,100
       Petroquest Energy, Inc. 10.375%, due
         5/15/12.............................       750,000       796,875
       Pioneer Natural Resources Co. 6.500%,
         due 1/15/08.........................        17,000        17,336
       SEMCO Energy, Inc. 7.750%, due
         5/15/13.............................        65,000        67,339
       Seven Seas Petroleum, Inc., Series B
         12.500%, due 5/15/05(b)(d)(e).......        60,000             0
       Stone Energy Corp.
         8.250%, due 12/15/11................        80,000        83,600
        6.750%, due 12/15/14.................       600,000       573,000
       TengizChevroil Finance Co. 6.124%, due
         11/15/14 (144A)(c)..................       800,000       806,000
       Whiting Petroleum Corp. 7.000%, due
         2/1/14 (144A)(c)....................       557,000       561,177
       XCL Ltd., Series UNIT 13.500%, due
         5/1/04 (144A)(b)(c)(d)(e)...........        80,000             0
       XTO Energy, Inc. 6.250%, due
         4/15/13.............................        30,000        31,540
                                                            -------------
                                                               10,341,017
                                                            -------------
       PAPER & FOREST PRODUCTS - 0.8%
       Abitibi Consolidated, Inc. 7.875%, due
         8/1/09..............................         1,000           962
       Bowater, Inc. 6.500%, due
         6/15/13(a)..........................       950,000       840,750

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
PIONEER STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
OCTOBER 31, 2005
(PERCENTAGE OF NET ASSETS)

       ------------------------------------------------------------------
       SECURITY                                   PAR          VALUE
       DESCRIPTION                               AMOUNT       (NOTE 2)
       ------------------------------------------------------------------

       PAPER & FOREST PRODUCTS - CONTINUED
       Louisiana-Pacific Corp. 8.875%, due
         8/15/10............................. $      10,000 $      11,108
       Mercer International, Inc. 9.250%, due
         2/15/13(a)..........................       115,000        97,175
       Sino-Forest Corp. 9.125%, due 8/17/11
         (144A)(c)...........................       500,000       533,750
       Tembec Industries, Inc. 7.750%, due
         3/15/12(a)..........................        20,000        12,600
                                                            -------------
                                                                1,496,345
                                                            -------------

       PHARMACEUTICALS - 0.3%
       Warner Chilcott Corp. 8.750%, due
         2/1/15 (144A)(c)....................       580,000       536,500
                                                            -------------
       REAL ESTATE INVESTMENT TRUST - 1.6%
       B.F. Saul, (REIT) 7.500%, due
         3/1/14..............................       470,000       481,750
       Crescent Real Estate Equities LP
         9.250%, due 4/15/09.................       150,000       159,000
       Host Marriott LP, Series O 6.375%, due
         3/15/15.............................       990,000       965,250
       Trustreet Properties, Inc.
        7.500%, due 4/1/15...................       775,000       788,563
        7.500%, due 4/1/15 (144A)(c).........       300,000       305,250
       Ventas Realty LP/Ventas Capital Corp.
         7.125%, due 6/1/15..................       350,000       363,125
                                                            -------------
                                                                3,062,938
                                                            -------------
       RETAIL - MULTILINE - 1.1%
       Asbury Automotive Group 8.000%, due
         3/15/14(a)..........................       350,000       323,750
       Brown Shoe Co., Inc. 8.750%, due
         5/1/12..............................       477,000       491,310
       Duane Reade, Inc.
         8.370%, due 12/15/10**..............       325,000       310,375
        9.750%, due 8/1/11...................       440,000       325,600
       GSC Holdings Corp. 8.000%, due
         10/1/12 (144A)(a)(c)................       285,000       278,588
       Pep Boys-Manny, Moe & Jack 7.500%,
         due 12/15/14(a).....................        86,000        80,840
       Toys "R" Us, Inc. 7.375%, due
         10/15/18(a).........................       350,000       250,250
                                                            -------------
                                                                2,060,713
                                                            -------------
       SAVINGS & LOANS - 0.1%
       Western Financial Bank 9.625%, due
         5/15/12.............................        90,000       103,275
                                                            -------------
       SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.3%
       Chartered Semiconductor
         Manufacturing, Ltd. 6.375%, due
         8/3/15..............................       495,000       474,039
                                                            -------------

      -----------------------------------------------------------------------
      SECURITY                                     PAR             VALUE
      DESCRIPTION                                 AMOUNT          (NOTE 2)
      -----------------------------------------------------------------------

      SOFTWARE - 0.2%
      Riverdeep Group, Ltd. 9.250%, due
        4/15/11 (144A)(c)..................... $     225,000    $     305,310
                                                                -------------
      TELECOMMUNICATIONS SERVICES - DIVERSIFIED - 1.8%
      Alamosa Delaware, Inc. 11.000%, due
        7/31/10...............................        90,000          100,125
      COLO.COM, Inc. 13.875%, due 3/15/10
        (144A)(b)(c)(d)(e)....................       181,448                0
      Colt Telecom Group Plc 7.625%, due
        12/15/09..............................        15,000           18,127
      Corning, Inc. 5.900%, due
        3/15/14(a)............................       700,000          699,256
      GCI, Inc. 7.250%, due 2/15/14(a)........       500,000          487,500
      Insight Midwest LP/Insight Capital, Inc.
        9.750%, due 10/1/09...................        15,000           15,488
      Intelsat, Ltd./Zeus Special 9.250%, due
        2/1/15 (144A)(c)(f)...................       810,000          536,625
      MCI, Inc.
        6.908%, due 5/1/07....................        19,000           19,238
       7.688%, due 5/1/09.....................        19,000           19,736
       8.735%, due 5/1/14.....................        16,000           17,760
      Mobile TeleSystems 8.375%, due
        10/14/10 (144A)(c)....................       360,000          377,100
      Rogers Wireless, Inc. 7.625%, due
        12/15/11..............................       700,000          628,893
      Tele Norte Celular Participacoes SA,
        Series B 8.000%, due 12/18/13.........       450,000          481,500
                                                                -------------
                                                                    3,401,348
                                                                -------------
      TEXTILES, APPAREL & LUXURY GOODS - 0.4%
      INVISTA 9.250%, due 5/1/12
        (144A)(c).............................       735,000          792,881
                                                                -------------
      TRANSPORTATION - 2.0%
      Atlantic Express Transportation Corp.,
        Series B 12.000%, due 4/15/08.........       525,000          464,625
      Greenbrier Cos., Inc. 8.375%, due
        5/15/15...............................       860,000          887,950
      Grupo Transportacion Ferroviaria
        Mexicana S.A. DE CV 9.375%, due
        5/1/12 (144A)(c)......................       330,000          359,700
      Ship Finance International Ltd. 8.500%,
        due 12/15/13..........................     1,000,000          958,750
      Stena AB 7.000%, due 12/1/16............     1,000,000          905,000
      Trailer Bridge, Inc. 9.250%, due
        11/15/11..............................       100,000          103,250
                                                                -------------
                                                                    3,679,275
                                                                -------------
      UTILITIES - 2.4%
      AES Corp. 8.750%, due 6/15/08...........         7,000            7,332
      Caithness Coso Funding Corp. 6.263%,
        due 6/15/14 (144A)(c).................       775,000          786,939

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
PIONEER STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
OCTOBER 31, 2005
(PERCENTAGE OF NET ASSETS)

     ---------------------------------------------------------------------------
     SECURITY                                      PAR             VALUE
     DESCRIPTION                                  AMOUNT          (NOTE 2)
     ---------------------------------------------------------------------------

     UTILITIES - CONTINUED
     FPL Energy American Wind LLC 6.639%,
       due 6/20/23 (144A)(c).................. $     712,880    $     741,193
     FPL Energy Wind Funding LLC 6.876%,
       due 6/27/17 (144A)(c)..................       217,750          221,288
     Kiowa Power Partners LLC, Series B
       5.737%, due 3/30/21 (144A)(c)..........       650,000          645,013
     Mission Energy Holding Co. 13.500%,
       due 7/15/08............................        30,000           34,875
     MSW Energy Holdings II LLC/MSW
       Energy Finance Co. II, Inc. 7.375%,
       due 9/1/10.............................       600,000          624,000
     Northeast Utilities, Series A 8.580%, due
       12/1/06................................            20               20
     Ormat Funding Corp. 8.250%, due
       12/30/20...............................       981,611          991,427
     Reliant Energy, Inc. 6.750%, due
       12/15/14...............................       315,000          294,525
     Sierra Pacific Power Co., General and
       Refunding Mortgage Bonds, Series A
       8.000%, due 6/1/08.....................         5,000            5,275
     Southern California Edison Co. 6.375%,
       due 1/15/06(a).........................        20,000           20,070
     Tiverton Power Associates LP/Rumford
       Power Associates LP, Pass-Through
       Certificate 9.000%, due 7/15/18
       (144A)(c)..............................        99,337           77,980
     Westar Energy, Inc. 7.125%, due
       8/1/09.................................       110,000          115,955
                                                                -------------
                                                                    4,565,892
                                                                -------------
     Total Domestic Bonds & Debt Securities
     (Cost $84,954,267)                                            84,535,264
                                                                -------------

     CONVERTIBLE BOND & NOTE - 0.0%
     INTERNET - 0.0%
     Cybernet Internet Services International,
       Inc. 13.000%, due 8/15/09
       (144A)(b)(c)(d)(e)
       (Cost - $440,068)......................       440,000                0
                                                                -------------
     U. S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 7.0%
     Federal Home Loan Mortgage Corp.
       4.500%, due 4/1/35.....................     1,648,943        1,539,883
     Federal Home Loan Mortgage Corp.
       (FHLMC) 6.000%, due 10/1/35............     4,000,000        4,042,258
      Series 216, Class IO 6.000%, due
        12/1/31...............................       397,712           87,905
      Series 2235, Class PO 0.000%, due
        6/15/30...............................        42,346           34,756
      Series 2448, Class SM 4.030%, due
        3/15/32**.............................       243,566           22,112

       -----------------------------------------------------------------------
       SECURITY                                  PAR             VALUE
       DESCRIPTION                              AMOUNT          (NOTE 2)
       -----------------------------------------------------------------------

       U. S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - CONTINUED
        Series 2478, Class SY 4.180%, due
          3/15/21**......................... $      15,076    $         441
        Series 2515, Class IG 5.500%, due
          3/15/32...........................       256,700           71,568
        Series 2579, Class GS 3.680%, due
          1/15/17**.........................       300,555           19,299
        STRIP, Series 215, Class PO 0.000%,
          due 6/1/31........................        51,757           43,470
       Federal Home Loan Mortgage Corp.
         (FHLMC) Gold Pool 6.000%, due
         4/1/35-6/1/35......................     1,226,278        1,239,233
       Federal National Mortgage Association
         (FNMA) 7.500%, due 1/1/30..........         5,242            5,541
       Pass-Through Certificate, Series
         2002-14, Class A2 7.500%, due
         1/25/42............................        43,427           45,136
        Series 1999-51, Class N, PO 0.000%,
          due 9/17/29.......................        22,921           19,498
        Series 2001-74, Class MI, IO
          6.000%, due 12/25/15..............        33,527            2,180
        Series 2002-52, Class SL, IO 3.962%,
          due 9/25/32**.....................        94,939           10,163
        Series 2002-63, Class SN, IO 3.962%,
          due 10/25/32**....................       105,555            8,272
        Series 2002-9, Class MS, IO 4.062%,
          due 3/25/32**.....................       225,127           18,236
        Series 2003-23, Class AI, IO 5.000%,
          due 3/25/17.......................       596,880           74,493
        Series 2003-26, Class IG, IO 6.000%,
          due 4/25/33.......................       105,493           23,245
        Series 2003-34, Class ES, IO 2.962%,
          due 12/31/50**....................       871,963           51,564
        Series 2003-34, Class SG, IO 2.962%,
          due 2/25/33**.....................       361,964           21,440
        Series 2003-34, Class SP, IO 3.062%,
          due 1/25/32**.....................       982,945           55,859
        Series 2003-49, Class TS, IO 3.662%,
          due 12/31/50**....................       511,471           43,462
        Series 318, Class 2, IO 6.000%, due
          12/31/31..........................       152,302           35,672
        Series 322, Class 2, IO 6.000%, due
          3/1/32............................       100,503           23,571
        Series 332, Class 2, IO 6.000%, due
          2/1/33............................       117,799           28,216
       Federal National Mortgage Association
         (FNMA) Grantor Trust: Pass-Through
         Certificate
        Series 1999-T2, Class A1 7.500%,
          due 1/19/39.......................        45,682           47,909
        Series 2001-T1, Class A1 7.500%,
          due 10/25/40......................       109,458          113,328

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
PIONEER STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
OCTOBER 31, 2005
(PERCENTAGE OF NET ASSETS)

       -----------------------------------------------------------------
       SECURITY                                  PAR          VALUE
       DESCRIPTION                              AMOUNT       (NOTE 2)
       -----------------------------------------------------------------

       U. S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - CONTINUED
        Series 2001-T10, Class A2 7.500%,
          due 12/25/41...................... $      59,856 $      62,694
        Series 2001-T3, Class A1 7.500%,
          due 11/25/40......................        35,302        36,585
        Series 2001-T4, Class A1 7.500%,
          due 7/25/41.......................       106,545       111,532
        Series 2001-T7, Class A1 7.500%,
          due 2/25/41.......................       234,265       244,717
        Series 2002-T1, Class A2 7.000%,
          due 11/25/31......................           535           554
        Series. 2000-T6, Class A1 7.500%,
          due 6/25/30.......................        22,155        22,952
        Series. 2001-T10, Class A1 7.000%,
          due 12/25/41......................         6,430         6,655
       Government National Mortgage
         Association 4.500%, due 3/20/35....     1,426,620     1,342,945
       Government National Mortgage
         Association (GNMA)
         6.000%, due 12/15/33...............       662,755       674,704
        4.500%, due 10/15/35................     3,000,000     2,839,043
                                                           -------------
       Total U. S. Government Agency
       Mortgage-Backed Securities
       (Cost $14,011,107)                                     13,071,091
                                                           -------------
       U. S. GOVERNMENT & AGENCY OBLIGATIONS - 31.6%
       Federal Home Loan Mortgage Corp.
         (FHLMC)
         5.000%, due 5/1/34.................       965,485       931,311
        5.500%, due 11/1/34-1/1/35..........     2,344,673     2,317,892
       Federal National Mortgage Association
         (FNMA)
         6.375%, due 8/15/07................     1,350,000     1,019,669
        5.500%, due 12/1/18-3/1/25..........     1,217,649     1,213,346
        5.000%, due 2/1/20..................       565,612       558,312
        7.500%, due 1/1/30-10/1/30..........         3,218         3,401
        4.500%, due 3/1/35..................       424,936       397,169
       Freddie Mac Gold Pool
         4.500%, due 11/1/18-5/1/20.........     1,444,016     1,398,437
        5.000%, due 6/1/35..................       546,907       526,536
       Ginnie Mae I Pool
         5.000%, due 10/15/33-6/15/35.......     4,600,295     4,491,697
        5.500%, due 4/15/34-6/15/35.........     3,884,640     3,882,157
        4.500%, due 4/15/35.................     3,445,781     3,260,907
       Government National Mortgage
         Association (GNMA)
         5.000%, due 10/15/18-8/20/34.......       601,472       593,140
        5.500%, due 8/15/19-10/15/34........     3,709,590     3,725,539
        6.000%, due 2/15/24-7/15/33.........       849,490       864,383
        6.500%, due 11/15/32................        24,864        25,806
        4.500%, due 9/15/33-4/15/35.........     4,429,171     4,192,100

      --------------------------------------------------------------------
      SECURITY                                     PAR          VALUE
      DESCRIPTION                                 AMOUNT       (NOTE 2)
      --------------------------------------------------------------------

      U. S. GOVERNMENT & AGENCY OBLIGATIONS - CONTINUED
      U.S. Treasury Bonds
        7.250%, due 5/15/16(a)................ $   2,350,000 $   2,852,681
       5.250%, due 11/15/28-2/15/29(a)........       820,000       869,892
      U.S. Treasury Notes
        4.875%, due 2/15/12(a)................       745,000       760,046
       4.000%, due 2/15/14-2/15/15(a).........     3,630,000     3,475,995
       4.125%, due 5/15/15(a).................       900,000       868,782
       6.250%, due 8/15/23(a).................       370,000       431,932
       5.375%, due 2/15/31(a).................       265,000       289,099
      Inflation Indexed 3.000%, due
        7/15/12(a)............................     2,932,423     3,136,434
      U.S. Treasury STRIPS
        4.447%, due 2/15/11(a)(h).............     3,200,000     2,535,459
       4.577%, due 5/15/13(a)(h)..............     1,500,000     1,065,390
      United States Treasury Inflation Indexed
        Bonds 3.375%, due 1/15/12(a)..........     3,107,579     3,383,743
      United States Treasury Inflation
        Protected (TIPS) Notes 3.500%, due
        1/15/11(a)............................     9,161,471     9,926,601
                                                             -------------
      Total U. S. Government & Agency
      Obligations
      (Cost $60,101,978)                                        58,997,856
                                                             -------------

      MUNICIPALS - 1.6%
      IOWA - 0.6%
      Tobacco Settlement Authority, Tobacco
        Settlements Asset-Backed Bonds,
        Series 2001B 5.600%, due 6/1/35.......     1,130,000     1,154,860
                                                             -------------
      LOUISIANA - 0.2%
      Tobacco Settlement Financing Corp., LA
        Tobacco Settlement Asset-Backed
        Bonds, Series 2001B 5.875%, due
        5/15/39...............................       300,000       313,113
                                                             -------------
      MINNESOTA - 0.2%
      Minneapolis & St. Paul Metropolitan
        Airports Commission, Special
        Facilities Revenue, Northwest Airlines
        Project, Series A 7.000%, due
        4/1/25................................       500,000       327,020
                                                             -------------
      NEW JERSEY - 0.5%
      New Jersey Economic Development
        Authority, Special Facilities Revenue,
        Continental Airlines, Inc. Project
        6.250%, due 9/15/29...................       430,000       346,881
      Tobacco Settlement Financing Corp., NJ
        Tobacco Settlement Asset-Backed
        Bonds 7.000%, due 6/1/41..............       440,000       516,116
                                                             -------------
                                                                   862,997
                                                             -------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
PIONEER STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
OCTOBER 31, 2005
(PERCENTAGE OF NET ASSETS)

       --------------------------------------------------------------------
       SECURITY                                  PAR             VALUE
       DESCRIPTION                              AMOUNT          (NOTE 2)
       --------------------------------------------------------------------

       WASHINGTON - 0.1%
       Tobacco Settlement Authority, WA
         Tobacco Settlement Asset-Backed
         Bonds 6.625%, due 6/1/32........... $     220,000    $     238,700
                                                              -------------
       Total Municipals
       (Cost $2,561,548)                                          2,896,690
                                                              -------------

       FOREIGN BONDS & DEBT SECURITIES - 5.6%
       CANADA - 2.1%
       Government of Canada
         4.250%, due 9/1/09.................       282,000          242,902
        5.500%, due 6/1/10..................       330,000          298,856
        5.250%, due 6/1/12..................     1,230,000        1,117,670
       Province of Ontario, Series E
         5.500%, due 4/23/13................     3,000,000        2,195,279
                                                              -------------
                                                                  3,854,707
                                                              -------------
       FRANCE - 0.8%
       Government of France, Series OATi
         3.000%, due 7/25/09................     1,113,900        1,446,039
                                                              -------------
       NETHERLANDS - 0.1%
       Kingdom of the Netherlands
         5.000%, due 7/15/12................       130,000          172,900
                                                              -------------
       NORWAY - 1.3%
       Government of Norway
         6.750%, due 1/15/07................     8,045,000        1,294,841
        5.500%, due 5/15/09.................     2,200,000          361,703
        6.000%, due 5/16/11.................     4,220,000          726,647
                                                              -------------
                                                                  2,383,191
                                                              -------------
       SWEDEN - 1.4%
       Kingdom of Sweden
         5.250%, due 3/15/11................     5,645,000          789,723
        5.500%, due 10/8/12.................    12,740,000        1,839,343
                                                              -------------
                                                                  2,629,066
                                                              -------------
       UKRAINE - 0.0%
       Government of Ukraine
         11.000%, due 3/15/07...............        26,602           27,977
                                                              -------------
       Total Foreign Bonds & Debt Securities
       (Cost $9,688,679)                                         10,513,880
                                                              -------------

       FOREIGN BONDS & DEBT SECURITIES - EMERGING MARKETS - 2.6%
       BRAZIL - 0.6%
       Federative Republic of Brazil
         10.000%, due 1/16/07-8/7/11........       130,000          140,325
        10.125%, due 5/15/27................       290,000          335,675
       Banco Nacional de Desenvolvimento
         Economico e Social, Notes
         8.000%, due 4/28/10................   550,000,000          367,817
       DCB, Series L, Registered
         5.250%, due 4/15/12**..............       141,516          138,417
        Series B 8.875%, due 4/15/24........        66,000           68,475
                                                              -------------
                                                                  1,050,709
                                                              -------------

    --------------------------------------------------------------------------
    SECURITY                                        PAR          VALUE
    DESCRIPTION                                    AMOUNT       (NOTE 2)
    --------------------------------------------------------------------------

    COLOMBIA - 0.7%
    Republic of Colombia
      9.750%, due 4/23/09...................... $      50,000 $      56,225
     9.750%, due 4/9/11........................       607,407       695,481
     10.750%, due 1/15/13......................       485,000       591,700
                                                              -------------
                                                                  1,343,406
                                                              -------------
    MEXICO - 0.4%
    United Mexican States
      4.625%, due 10/8/08......................       230,000       227,527
     7.500%, due 1/14/12(a)....................       144,000       159,912
     8.625%, due 2/1/22........................        90,000       107,775
     8.300%, due 8/15/31.......................       200,000       245,500
                                                              -------------
                                                                    740,714
                                                              -------------
    PERU - 0.2%
    Republic of Peru, FLIRB Bonds
      5.000%, due 3/7/17 (144A)**(c)...........       112,700       106,783
    Republic of Peru 5.000%, due
      3/7/17...................................       217,300       209,423
                                                              -------------
                                                                    316,206
                                                              -------------
    RUSSIA - 0.7%
    Russian Federation
      8.250%, due 3/31/10......................        60,000        64,188
     5.000%, due 3/31/30
       (144A)(a)(c)............................     1,197,500     1,332,219
                                                              -------------
                                                                  1,396,407
                                                              -------------
    Total Foreign Bonds & Debt Securities -
    Emerging Markets
    (Cost $3,423,359)                                             4,847,442
                                                              -------------

    ESCROWED SHARES - 0.0%
    Vlasic Foods International, Inc. 0.000%,
      due 1/1/49 (Cost - $0)...................       190,660         6,902
                                                              -------------

    LOAN PARTICIPATION - 0.2%
    CHILE - 0.2%
    Empresa Electrica Guacolda S.A. (CS
      First Boston) 8.625%, due 4/30/13
      (144A)(c)................................       324,000       360,490
                                                              -------------
    UNITED STATES - 0.0%
    Olympus Cable Holdings LLC, Tranche B
      (First Union Securities, Inc. The Bank of
      Nova Scotia) 4.798%, due 9/30/10.........        36,164        35,802
                                                              -------------
    Total Loan Participation
    (Cost $383,618)                                                 396,292
                                                              -------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
PIONEER STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
OCTOBER 31, 2005
(PERCENTAGE OF NET ASSETS)

        ----------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                              SHARES      (NOTE 2)
        ----------------------------------------------------------------

        COMMON STOCKS - 0.3%
        AIRLINES - 0.0%
        US Airways Group, Inc., Class A
          Shares*(a).........................           25 $           0
        US Airways Group, Inc., Liquidating
          Trust, Certificate of Beneficial
          Interest*..........................       37,802           757
        US Airways Group, Inc., Liquidating
          Trust, Certificate of Beneficial
          Interest*..........................       37,802           756
        US Airways Group, Inc., Liquidating
          Trust, Certificate of Beneficial
          Interest*..........................       37,802           756
        US Airways Group, Inc., Liquidating
          Trust, Certificate of Beneficial
          Interest*..........................       37,802           756
        US Airways Group, Inc., Liquidating
          Trust, Certificate of Beneficial
          Interest*..........................       37,802           756
        US Airways Group, Inc., Liquidating
          Trust, Certificate of Beneficial
          Interest*..........................       37,802           756
        US Airways Group, Inc., Liquidating
          Trust, Certificate of Beneficial
          Interest*..........................       37,802           756
        US Airways Group, Inc., Liquidating
          Trust, Certificate of Beneficial
          Interest*..........................       37,802           756
        US Airways Group, Inc., Liquidating
          Trust, Certificate of Beneficial
          Interest*..........................       37,802           756
                                                           -------------
                                                                   6,805
                                                           -------------
        COMMERCIAL SERVICES & SUPPLIES - 0.0%
        AGY Holding Corp.*(d)................           33         4,686
        Loewen Group, Inc.*(d)(e)............       20,000             2
        Polymer Group, Inc., Class A
          Shares*(a).........................          136         3,260
                                                           -------------
                                                                   7,948
                                                           -------------
        FINANCIALS - DIVERSIFIED - 0.0%
        Amresco, Inc., Liquidating Trust
          Shares*(d).........................      150,000             0
        Outsourcing Solutions, Inc.*(d)......          246         1,047
                                                           -------------
                                                                   1,047
                                                           -------------
        FOOD PRODUCTS - 0.0%
        Archibald Candy Corp.*(d)(e).........          308           878
        Aurora Foods, Inc.*(d)(e)............        2,833             0
        PSF Group Holdings, Inc. LLC, Class A
          Shares*(d).........................           22        38,552
                                                           -------------
                                                                  39,430
                                                           -------------

        ----------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                             SHARES       (NOTE 2)
        ----------------------------------------------------------------

        INSURANCE - 0.1%
        Conseco, Inc.*......................         5,666 $     115,020
        Leucadia National Corp..............            13           558
                                                           -------------
                                                                 115,578
                                                           -------------
        IT CONSULTING & SERVICES - 0.0%
        Comdisco Holding Co., Inc.*.........            83         1,411
                                                           -------------
        MEDIA - 0.0%
        Rogers Communications, Inc..........           343        13,559
                                                           -------------
        OIL & GAS - 0.0%
        New XCL-China LLC, Class C
          Units*(d).........................            79        11,123
        Sterling Chemicals, Inc.*...........            35           822
        York Research*(d)(e)................           337             0
                                                           -------------
                                                                  11,945
                                                           -------------
        TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.0%
        Cincinnati Bell, Inc.*..............            35           139
        Covad Communications Group, Inc.*...            10             9
        Ionex Communications, Inc.*(d)......           176             0
        KNOLOGY, Inc.*(a)(e)................            49            93
        MCI, Inc............................             1            20
                                                           -------------
                                                                     261
                                                           -------------
        TELECOMMUNICATION SERVICES - WIRELESS - 0.2%
        Dobson Communications Corp., Class A
          Shares*...........................        15,125       110,261
        iPCS, Inc.*.........................         5,531       215,709
        USA Mobility, Inc.*(a)..............             4           100
                                                           -------------
                                                                 326,070
                                                           -------------
        Total Common Stocks
        (Cost $667,765)                                          524,054
                                                           -------------

        PREFERRED STOCKS - 0.2%
        AIRLINES - 0.0%
        US Airways Group, Inc., Class A
          Shares*(d)(e).....................            16             0
                                                           -------------
        FOOD PRODUCTS - 0.2%
        Doane Pet Care Co., 14.25%, Senior
          Exchangeable*.....................         3,000       312,750
                                                           -------------
        MEDIA - 0.0%
        PTV, Inc., 10.00%, Cumulative,
          Series A(d).......................             1             2
                                                           -------------
        Total Preferred Stocks
        (Cost $120,375)                                          312,752
                                                           -------------
        CONVERTIBLE PREFERRED STOCK - 0.0%
        COMMUNICATIONS EQUIPMENT - 0.0%
        Telex Communications, Inc.,
          Series B^......................... $       1,417            14
                                                           -------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
PIONEER STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
OCTOBER 31, 2005
(PERCENTAGE OF NET ASSETS)

       ------------------------------------------------------------------------
       SECURITY                                                   VALUE
       DESCRIPTION                                SHARES         (NOTE 2)
       ------------------------------------------------------------------------

       METALS & MINING - 0.0%
       LTV Corp. 8.250%,
         (144A)(b)(c)(d)......................        7,000    $           0
       Weirton Steel Corp., Series C (d)(h)...          180                0
                                                               -------------
                                                                           0
                                                               -------------
       WIRELESS TELECOMMUNICATION SERVICES - 0.0%
       Dobson Communications Corp., 6.00%,
         Series F 6.000%, due 8/19/16
         (144A)(c)(e).........................          259           43,642
                                                               -------------
       Total Convertible Preferred Stock
       (Cost $406,371)                                                43,656
                                                               -------------

       RIGHTS - 0.0%
       VENEZUELA - 0.0%
       United Mexican States, Value Recovery
         Rights, Series D, due 6/30/06........      250,000            4,625
       United Mexican States, Value Recovery
         Rights:, Series E, due 6/30/07.......      250,000            6,125
                                                               -------------
       Total Rights
       (Cost $0)                                                      10,750
                                                               -------------

       WARRANTS - 0.1%
       AIRLINES - 0.0%
       US Airways Group, Inc., Expire 4/15/08,
         Class A1,*(d)(e).....................           16                0
                                                               -------------
       COMMERCIAL SERVICES & SUPPLIES - 0.0%
       AGY Holding Corp.,
         Non-Expiring*(d)(e)..................           27                0
       MDP Acquisitions Plc Corp.*
         (144A)(c)............................           42              840
                                                               -------------
                                                                         840
                                                               -------------
       COMMUNICATIONS EQUIPMENT - 0.0%
       American Tower Corp., Expire 8/1/08*
         (144A)(c)............................          140           47,253
       COLO.COM, Inc., Expire 3/15/10*
         (144A)(c)(d)(e)......................          220                0
       ICG Communications, Inc., Expire
         9/15/05*(d)(e).......................          495                0
       KMC Telecom Holdings, Inc., Expire
         1/31/08*(d)(e).......................          250                0
       Startec Global Communications Corp.,
         Expire 5/15/08*(d)(e)................          170                0
                                                               -------------
                                                                      47,253
                                                               -------------

       CONTAINERS & PACKAGING - 0.0%
       Pliant Corp.* (144A)(c)(d)(e)..........           90                1
                                                               -------------

       ------------------------------------------------------------------
       SECURITY                                                   VALUE
       DESCRIPTION                                       SHARES  (NOTE 2)
       ------------------------------------------------------------------
       FINANCIALS - DIVERSIFIED - 0.0%
       ContiFinancial Corp., Liquidating Trust, Units of
         Interest (Represents interest in a trust in the
         liquidation of ContiFinancial Corp. and its
         affiliates),*.................................. 845,262 $  1,056
       Mediq Inc., Expire 6/1/09*(d)(e).................     110        0
                                                                 --------
                                                                    1,056
                                                                 --------
       FOOD PRODUCTS - 0.0%
       TravelCenters of America, Inc., Expire
         11/14/10*(d)(e)................................     750    4,125
                                                                 --------
       HOTELS, RESTAURANTS & LEISURE - 0.0%
       Mikohn Gaming Corp., Expire 8/15/08*(d)(e).......      70        1
                                                                 --------
       INDUSTRIAL - DIVERSIFIED - 0.0%
       Dayton Superior Corp., Expire 6/15/09*
         (144A)(c)(d)(e)................................     210        0
       Solutia Inc., Expire 7/15/09*(c)(d)(e)...........      18        0
                                                                 --------
                                                                        0
                                                                 --------
       MEDIA - 0.0%
       XM Satellite Radio Holdings Inc., Expire 3/15/10*
         (144A)(c)......................................     100    6,451
                                                                 --------
       DIVERSIFIED TELECOMMUNICATION SERVICES - 0.0%
       KNOLOGY Holdings, Inc., Expire
         10/22/07*(d)(e)................................     215        0
                                                                 --------
       WIRELESS TELECOMMUNICATION SERVICES - 0.0%
       UbiquiTel Inc., Expire 4/15/10*
         (144A)(c)(d)(e)................................     310        3
                                                                 --------
       TRANSPORTATION INFRASTRUCTURE - 0.0%
       Atlantic Express Transportation Corp. Expires
         4/15/08, Series B,*............................     525    2,100
                                                                 --------
       FOREIGN GOVERNMENT - 0.1%
       Republic of Venezuela, Expire 4/15/20 expires
         4/15/20........................................   1,700   52,700
                                                                 --------
       Total Warrants
       (Cost $77,982)                                             114,530
                                                                 --------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
PIONEER STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
OCTOBER 31, 2005
(PERCENTAGE OF NET ASSETS)

   ----------------------------------------------------------------------------
   SECURITY                                      SHARES/PAR          VALUE
   DESCRIPTION                                     AMOUNT           (NOTE 2)
   ----------------------------------------------------------------------------

   SHORT-TERM INVESTMENTS - 23.2%
   State Street Bank & Trust Co.,
     Repurchase Agreement, dated
     10/31/05 at 2.45% to be purchased
     at $6,305,429 on 11/01/05
     collateralized by $5,825,000 U.S.
     Treasury Bonds 5.500% due 8/15/28
     with a value of $6,433,579................ $   6,305,000    $   6,305,000
   State Street Navigator Securities Lending
     Prime Portfolio(i)........................    36,905,531       36,905,531
                                                                 -------------
   Total Short-Term Investments
   (Cost $43,210,531)                                               43,210,531
                                                                 -------------

   TOTAL INVESTMENTS - 117.7%
   (Cost $220,047,648)                                             219,481,690

   Other Assets and Liabilities (net) - (17.7)%                    (33,033,077)
                                                                 -------------

   TOTAL NET ASSETS - 100.0%                                     $ 186,448,613
                                                                 =============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

** Variable or floating rate security. The stated rate represents the rate at October 31, 2005.

(a) All or a portion of security is out on loan.

(b) Security is in default.

(c) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4 (2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under the guidelines established by the Board of Trustees. These securities represent 19.20% of net assets.

(d) Security is valued in good faith at fair value by or under the direction of the Board of Trustees.

(e) Illiquid security. At October 31, 2005, the value of these securities amounted to 70,847 or 0.04% of net assets.

(f) Security is a "Step-up" bond where coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.

(g) Payment-in-kind security for which part of the income earned may be paid as additional principal.

(h) Zero coupon bond - Interest rate represents current yield to maturity.

(i) Represents investment of collateral received from securities lending transactions. (Note 6)

ABBREVIATIONS USED IN THIS SCHEDULE:

Comml. - Commercial

DCB - Debt Conversion Bond

FHLMC - Federal Home Loan Mortgage Corporation

FLIRB - Front-Loaded Interest Reduction Bonds

FNMA - Federal National Mortgage Association

Fin. - Finance

GNMA - Government National Mortgage Association

IO - Interest Only

Intl. - International

PO - Principal Only

The following table summarizes the credit composition of the portfolio holdings of the Pioneer Strategic Income Portfolio at October 31, 2005, based upon quality ratings issued by Standard & Poor's. For Securities not rated by Standard & Poor's, the equivalent Moody's rating is used.

                                                      PERCENT OF
                                                       PORTFOLIO
              PORTFOLIO COMPOSITION BY CREDIT QUALITY (UNAUDITED)
              ---------------------------------------------------
                 AAA/Government/Government Agency        45.69%
                 AA                                       1.30
                 A                                        0.43
                 BBB                                     11.14
                 BB                                      14.89
                 B                                       19.54
                 Below B                                  4.63
                 Equities/Other                           2.38
                                                        ------
                 Total:                                 100.00%
                                                        ======

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
SALOMON BROTHERS STRATEGIC TOTAL RETURN BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      --------------------------------------------------------------------
      SECURITY                                       PAR         VALUE
      DESCRIPTION                                   AMOUNT      (NOTE 2)
      --------------------------------------------------------------------

      DOMESTIC BONDS & DEBT SECURITIES - 31.7%
      ADVERTISING - 0.0%
      Lamar Media Corp. 6.625%, due 8/15/15
        (144A)(a)................................ $     5,000 $      5,063
                                                              ------------
      AEROSPACE & DEFENSE - 0.4%
      Alliant Techsystems, Inc. 8.500%,
        due 5/15/11..............................      25,000       26,250
      Sequa Corp. 9.000%, due 8/1/09.............      25,000       26,063
                                                              ------------
                                                                    52,313
                                                              ------------
      AIRLINES - 0.2%
      Continental Airlines, Inc., Pass-Through
        Certificates, Series 1998-3 7.250%,
        due 11/1/05..............................      25,000       25,008
                                                              ------------
      ASSET-BACKED SECURITIES - 2.5%
      Amortizing Residential Collateral Trust,
        Series 2002-BC6, Class M2 5.238%,
        due 8/25/32**............................     150,000      150,980
      Bear Stearns Asset-Backed Securities, Inc.
       Series 2003-HE1N, Class N1 6.500%,
         due 1/25/34(a)..........................       2,068        2,067
       Series 2004-FR1N, Class A1 5.000%,
         due 5/25/34(a)..........................       9,020        8,971
      Bear Stearns Asset-Backed Securities, Inc.
        NIM Trust, Series 2004-HE6N, Class A1
        5.250%, due 8/25/34 (144A)(a)............       9,268        9,224
      Countrywide Asset-Backed Certificates,
        Series 2004-05, Class M4 5.290%,
        due 6/25/34**............................      50,000       50,776
      Countrywide Asset-Backed Securities, Inc.,
        Series 2004-05N, Class N1 5.500%,
        due 10/25/35 (144A)(a)...................       9,210        9,176
      First Consumers Credit Card Master Trust,
        Series 2001-A, Class A 4.280%,
        due 9/15/08**............................      15,877       15,787
      Metris Master Trust, Series 2001-2, Class B
        5.080%, due 11/20/09**...................      70,000       70,172
      Novastar Home Equity Loan, Series 2003-04,
        Class M2 5.663%, due 2/25/34**...........      20,000       20,383
      Sail Net Interest Margin Notes
       Series 2003-3, Class A 7.750%,
         due 4/27/33(a)..........................       1,105        1,109
       Series 2004-4A, Class A 5.000%,
         due 4/27/34(a)..........................       6,801        6,795
                                                              ------------
                                                                   345,440
                                                              ------------
      AUTOMOBLIES - 1.0%
      DaimlerChrysler North America Holding Corp.
        4.050%, due 6/4/08.......................      50,000       48,572
      Delphi Corp. 6.500%, due 8/15/13...........       5,000        3,488

     -------------------------------------------------------------------------
     SECURITY                                         PAR            VALUE
     DESCRIPTION                                     AMOUNT         (NOTE 2)
     -------------------------------------------------------------------------

     AUTOMOBLIES - CONTINUED
     Ford Motor Co.
      6.625%, due 10/1/28......................... $    10,000    $      6,900
      7.450%, due 7/16/31.........................      40,000          29,600
      8.900%, due 1/15/32.........................       5,000           4,112
     General Motors Corp. 8.375%,
       due 7/15/33................................      20,000          14,925
     TRW Automotive, Inc. 9.375%,
       due 2/15/13................................      22,000          23,760
                                                                  ------------
                                                                       131,357
                                                                  ------------
     CHEMICALS - 1.8%
     FMC Corp. 7.750%, due 7/1/11.................      25,000          26,945
     Huntsman Advanced Materials LLC 11.000%,
       due 7/15/10................................      25,000          27,875
     Huntsman International LLC 10.125%,
       due 7/1/09.................................      14,000          14,472
     ISP Chemco, Inc., Series B 10.250%, due
       7/1/11.....................................      25,000          26,719
     Lyondell Chemical Co. 11.125%,
       due 7/15/12................................      25,000          28,000
     Methanex Corp. 8.750%, due 8/15/12...........      25,000          27,844
     Millennium America, Inc. 9.250%,
       due 6/15/08................................      25,000          26,937
     Resolution Performance Products, Inc.
       13.500%, due 11/15/10......................      25,000          26,469
     Rhodia S.A. 8.875%, due 6/1/11...............      25,000          23,750
     Westlake Chemical Corp. 8.750%,
       due 7/15/11................................      16,000          17,200
                                                                  ------------
                                                                       246,211
                                                                  ------------
     COLLATERALIZED MORTGAGE OBLIGATIONS - 1.0%
     Commercial Mortgage Pass-Through
       Certificates, Series 2003-FL9, Class E
       4.970%, due 11/15/15 (144A)**(a)...........      28,029          28,165
     Merit Securities Corp., Series 11PA, Class B2
       5.570%, due 9/28/32 (144A)**(a)............     114,473         111,701
                                                                  ------------
                                                                       139,866
                                                                  ------------
     CONTAINERS & PACKAGING - 0.8%
     Berry Plastics Corp. 10.750%, due 7/15/12....      25,000          25,875
     Graphic Packaging International Corp.
       9.500%, due 8/15/13........................      10,000           9,025
     Jefferson Smurfit Corp. 8.250%,
       due 10/1/12................................      25,000          23,687
     Plastipak Holdings, Inc. 10.750%,
       due 9/1/11.................................      25,000          27,500
     Pliant Corp. 11.125%, due 9/1/09.............       5,000           4,100
     Radnor Holdings Corp. 11.000%,
       due 3/15/10................................      25,000          19,625
                                                                  ------------
                                                                       109,812
                                                                  ------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
SALOMON BROTHERS STRATEGIC TOTAL RETURN BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
OCTOBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      --------------------------------------------------------------------------
      SECURITY                                       PAR            VALUE
      DESCRIPTION                                   AMOUNT         (NOTE 2)
      --------------------------------------------------------------------------

      ELECTRIC UTILITIES - 0.7%
      Edison Mission Energy 9.875%,
        due 4/15/11.............................. $    15,000    $     17,550
      NRG Energy, Inc. 8.000%, due 12/15/13......      17,000          18,615
      Reliant Energy, Inc. 9.250%, due 7/15/10...      25,000          26,375
      Texas Genco LLC/Texas Genco Financing
        Corp. 6.875%, due 12/15/14
        (144A)(a)................................      25,000          26,875
                                                                 ------------
                                                                       89,415
                                                                 ------------
      ENTERTAINMENT & LEISURE - 0.3%
      Gaylord Entertainment Co. 6.750%,
        due 11/15/14.............................      10,000           9,700
      Loews Cineplex Entertainment Corp.
        9.000%, due 8/1/14.......................      25,000          24,188
                                                                 ------------
                                                                       33,888
                                                                 ------------
      ENVIRONMENTAL SERVICES - 0.3%
      Allied Waste North America, Inc. 9.250%,
        due 9/1/12...............................      17,000          18,408
      IMCO Recycling, Inc. 10.375%, due
        10/15/10.................................      25,000          27,438
                                                                 ------------
                                                                       45,846
                                                                 ------------
      FINANCIALS - DIVERSIFIED - 6.5%
      Bank of America Corp. 7.400%, due
        1/15/11..................................      65,000          71,833
      BCP Crystal U.S. Holdings Corp. 9.625%, due
        6/15/14..................................      16,000          17,680
      Capital One Bank 5.750%, due 9/15/10.......      50,000          50,978
      CIT Group, Inc. 7.750%, due 4/2/12.........      75,000          84,947
      Corp Andina de Fomento 6.875%, due
        3/15/12..................................     100,000         108,246
      Countrywide Home Loans, Inc., Series L
        4.000%, due 3/22/11......................      75,000          70,465
      EnCana Holdings Finance Corp. 5.800%, due
        5/1/14...................................      50,000          52,060
      General Motors Acceptance Corp.
       6.750%, due 12/1/14.......................      25,000          23,946
       8.000%, due 11/1/31.......................       5,000           5,176
      HSBC Finance Corp. 5.250%, due 4/15/15.....      75,000          74,241
      International Lease Finance Corp. 5.875%,
        due 5/1/13...............................      50,000          51,355
      JPMorgan Chase & Co. 6.625%, due
        3/15/12..................................      70,000          75,122
      MBNA Corp. 4.625%, due 9/15/08.............      55,000          54,586
      Morgan Stanley 6.600%, due 4/1/12..........      75,000          80,523
      Nell AF SARL 8.375%, due 8/15/15
        (144A)(a)................................       5,000           4,825
      Standard Chartered Bank Plc 8.000%, due
        5/30/31 (144A)(a)........................      50,000          63,810
                                                                 ------------
                                                                      889,793
                                                                 ------------

     -------------------------------------------------------------------------
     SECURITY                                         PAR         VALUE
     DESCRIPTION                                     AMOUNT      (NOTE 2)
     -------------------------------------------------------------------------

     FOOD PRODUCTS - 0.7%
     Kraft Foods, Inc. 5.625%, due 11/1/11........ $    40,000 $     40,938
     Safeway, Inc. 7.250%, due 2/1/31.............      50,000       51,554
                                                               ------------
                                                                     92,492
                                                               ------------
     HEALTH CARE PROVIDERS & SERVICES - 1.0%
     Extendicare Health Services, Inc. 9.500%, due
       7/1/10.....................................      25,000       26,750
     Medical Device Manufacturing, Inc., Series B
       10.000%, due 7/15/12.......................      25,000       29,375
     Tenet Healthcare Corp. 9.875%, due
       7/1/14.....................................      25,000       24,313
     Vanguard Health Holdings Co. I LLC 11.250%,
       due 10/1/15(b).............................      10,000        7,050
     Vanguard Health Holdings II 9.000%, due
       10/1/14....................................       5,000        5,237
     Wyeth 5.500%, due 3/15/13**..................      50,000       50,509
                                                               ------------
                                                                    143,234
                                                               ------------
     INDUSTRIAL CONGLOMERATES - 0.4%
     Tyco International Group S.A. 6.125%, due
       11/1/08....................................      50,000       51,580
                                                               ------------
     LEISURE TIME - 0.1%
     Icon Health & Fitness, Inc. 11.250%, due
       4/1/12.....................................      25,000       20,125
                                                               ------------
     LODGING - 0.4%
     Kerzner International, Ltd. 6.750%, due
       10/1/15....................................      10,000        9,550
     MGM MIRAGE, Inc. 6.750%, due 9/1/12..........      25,000       25,000
     Turning Stone Casino Resort Enterprise
       9.125%, due 12/15/10 (144A)(a).............      25,000       25,875
                                                               ------------
                                                                     60,425
                                                               ------------
     MACHINERY - 0.6%
     Case New Holland, Inc. 9.250%, due
       8/1/11.....................................      25,000       26,438
     NMHG Holding Co. 10.000%, due 5/15/09........      25,000       26,812
     Terex Corp., Series B 10.375%, due
       4/1/11.....................................      25,000       26,813
                                                               ------------
                                                                     80,063
                                                               ------------
     MEDIA - 2.6%
     AT&T Broadband Corp. 8.375%, due
       3/15/13....................................      50,000       57,676
     CCH I Holdings LLC 10.000%, due 5/15/14
       (144A)(a)..................................       5,000        3,250
     CCH I LLC 11.000%, due 10/1/15
       (144A)(a)..................................      44,000       40,040
     Cenveo Corp. 9.625%, due 3/15/12.............      25,000       26,500
     CSC Holdings, Inc. 10.500%, due 5/15/16......      25,000       26,937
     Dex Media West LLC/Dex Media Finance Co.,
       Series B 9.875%, due 8/15/13...............      23,000       25,473
     DirecTV Holdings LLC/DirectTV Financing Co.
       8.375%, due 3/15/13........................      16,000       17,400
     Mediacom LLC/Mediacom Capital Corp.
       9.500%, due 1/15/13........................      25,000       24,563

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
SALOMON BROTHERS STRATEGIC TOTAL RETURN BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
OCTOBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      --------------------------------------------------------------------------
      SECURITY                                       PAR            VALUE
      DESCRIPTION                                   AMOUNT         (NOTE 2)
      --------------------------------------------------------------------------

      MEDIA - CONTINUED
      Muzak LLC/Muzak Finance Corp. 10.000%,
        due 2/15/09.............................. $    25,000    $     21,500
      NextMedia Operating, Inc. 10.750%, due
        7/1/11...................................      25,000          27,281
      R.H. Donnelley Finance Corp. I 10.875%, due
        12/15/12 (144A)(a).......................      25,000          28,125
      Time Warner, Inc. 7.625%, due 4/15/31......      50,000          56,544
                                                                 ------------
                                                                      355,289
                                                                 ------------
      METAL FABRICATE/HARDWARE - 0.2%
      Mueller Group, Inc. 10.000%, due 5/1/12....      25,000          26,375
                                                                 ------------
      IRON/STEEL - 0.0%
      Republic Technologies International LLC/RTI
        Capital Corp. 13.750%, due
        7/15/09(c)(d)(e).........................     200,000               0
                                                                 ------------
      OFFICE FURNISHINGS - 0.1%
      Tempur-Pedic, Inc./Tempur Production USA,
        Inc. 10.250%, due 8/15/10................      16,000          17,360
                                                                 ------------
      OIL & GAS - 1.7%
      Chesapeake Energy Corp 6.250%, due
        1/15/18..................................      25,000          24,375
      Devon Financing Corp. ULC 6.875%, due
        9/30/11..................................      50,000          54,206
      EXCO Resources, Inc. 7.250%, due 1/15/11...      15,000          15,225
      Magnum Hunter Resources, Inc. 9.600%, due
        3/15/12..................................      16,000          17,360
      Stone Energy Corp. 8.250%, due 12/15/11....      25,000          26,125
      Valero Energy Corp. 4.750%, due 6/15/13....      50,000          48,209
      Vintage Petroleum, Inc. 7.875%, due
        5/15/11..................................      25,000          26,313
      Williams Cos, Inc. 7.625%, due 7/15/19.....      25,000          26,625
                                                                 ------------
                                                                      238,438
                                                                 ------------

      PAPER & FOREST PRODUCTS - 0.2%
      Buckeye Technologies, Inc. 8.000%, due
        10/15/10.................................      25,000          23,750
      Domtar Inc. 7.125%, due 8/15/15............       5,000           4,250
                                                                 ------------
                                                                       28,000
                                                                 ------------
      PHARMACEUTICALS - 0.1%
      Valeant Pharmaceuticals International
        7.000%, due 12/15/11.....................      10,000           9,800
                                                                 ------------
      REAL ESTATE INVESTMENT TRUST - 1.2%
      Boston Properties LP 6.250%, due 1/15/13...      65,000          67,870
      Host Marriott LP 7.125%, due 11/1/13.......      25,000          25,469
      iStar Financial, Inc. 5.150%, due 3/1/12...      50,000          47,992
      MeriStar Hospitality Operating Partnership
        LP/MeriStar Hospitality Finance Corp.
        10.500%, due 6/15/09.....................      25,000          26,531
                                                                 ------------
                                                                      167,862
                                                                 ------------

     -------------------------------------------------------------------------
     SECURITY                                         PAR            VALUE
     DESCRIPTION                                     AMOUNT         (NOTE 2)
     -------------------------------------------------------------------------

     RETAIL - MULTILINE - 1.1%
     Home Interiors & Gifts, Inc. 10.125%, due
       6/1/08..................................... $    10,000    $      6,350
     Jafra Cosmetics International, Inc./
       Distribuidora Comercial Jafra S.A. de CV
       10.750%, due 5/15/11.......................      16,000          17,640
     Jean Coutu Group PJC, Inc. 8.500%, due
       8/1/14.....................................      25,000          23,313
     Levi Strauss & Co. 12.250%, due 12/15/12.....      10,000          11,025
     Limited Brands, Inc. 6.950%, due 3/1/33......      60,000          56,944
     Neiman Marcus Group, Inc. 10.375%, due
       10/15/15 (144A)(a).........................       5,000           4,850
     PETCO Animal Supplies, Inc. 10.750%, due
       11/1/11....................................      25,000          27,219
     Windmere Durable Holdings, Inc. 10.000%,
       due 7/31/08................................       1,000             945
                                                                  ------------
                                                                       148,286
                                                                  ------------
     SAVINGS & LOANS - 0.2%
     Gaz Capital S.A. 8.625%, due 4/28/34
       (144A)(a)..................................      25,000          31,600
                                                                  ------------
     SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.2%
     Amkor Technologies, Inc. 10.500%, due
       5/1/09.....................................      25,000          21,500
                                                                  ------------
     SOFTWARE - 0.0%
     Sungard Data Systems, Inc. 9.125%, due
       8/15/13 (144A)(a)..........................       5,000           5,100
                                                                  ------------
     TELECOMMUNICATIONS SERVICES - DIVERSIFIED - 2.9%
     Alamosa Delaware, Inc. 11.000%, due
       7/31/10....................................       7,000           7,788
     AT&T Wireless Services, Inc. 8.750%, due
       3/1/31.....................................      50,000          65,396
     Centennial Cellular Operating Co./Centennial
       Communications Corp. 8.125%, due
       2/1/14.....................................      25,000          26,000
     Insight Midwest LP/Insight Capital, Inc.
       10.500%, due 11/1/10.......................      15,000          15,825
     Intelsat Ltd./Zeus Special 9.250%, due 2/1/15
       (144A)(a)(b)...............................      10,000           6,625
     L-3 Communications Corp. 7.625%, due
       6/15/12....................................      25,000          26,250
     Lucent Technologies, Inc. 6.450%, due
       3/15/29....................................      25,000          21,500
     Nextel Communications, Inc. 6.875%, due
       10/31/13...................................      25,000          26,174
     PanAmSat Corp. 9.000%, due 8/15/14...........      16,000          16,920
     Qwest Services Corp.
      13.500%, due 12/15/10.......................      25,000          28,687
      14.000%, due 12/15/14.......................      25,000          30,406
     Sprint Capital Corp. 8.375%, due 3/15/12.....      50,000          57,762

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
SALOMON BROTHERS STRATEGIC TOTAL RETURN BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
OCTOBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      -----------------------------------------------------------------------
      SECURITY                                       PAR            VALUE
      DESCRIPTION                                   AMOUNT         (NOTE 2)
      -----------------------------------------------------------------------

      TELECOMMUNICATIONS SERVICES - DIVERSIFIED - CONTINUED
      Verizon Florida, Inc., Series F 6.125%, due
        1/15/13.................................. $    70,000    $     69,956
                                                                 ------------
                                                                      399,289
                                                                 ------------
      UTILITIES - 2.5%
      AES Corp. 9.500%, due 6/1/09...............      25,000          27,000
      Appalachian Power Co., Series H 5.950%, due
        5/15/33..................................      50,000          49,070
      Calpine Corp.
       8.750%, due 7/15/07.......................      25,000          15,250
       8.500%, due 7/15/10(a)....................      25,000          17,625
      Duke Energy Corp. 4.200%, due 10/1/08......      50,000          48,882
      Dynegy Holdings, Inc. 9.875%, due 7/15/10
        (144A)(a)................................      25,000          27,000
      El Paso Corp., MTN 7.375%, due 12/15/12....      50,000          50,000
      Entergy Gulf States, Inc. 6.200%, due
        7/1/33...................................      75,000          69,547
      Mirant Americas Generation LLC 9.125%, due
        5/1/31(d)................................      25,000          32,812
                                                                 ------------
                                                                      337,186
                                                                 ------------
      Total Domestic Bonds & Debt Securities
      (Cost $4,434,565)                                             4,348,016
                                                                 ------------

      U. S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES - 38.6%
      Federal Home Loan Mortgage Corp.
       5.000%, TBA(f)(g).........................   1,000,000         962,188
       6.000%, TBA(f)(g).........................   1,250,000       1,262,500
      Federal National Mortgage Association
       4.000%, TBA(f)(g).........................     500,000         473,906
       5.000%, TBA(f)(g).........................   2,250,000       2,165,625
       6.500%, TBA(f)(g).........................     410,000         420,890
                                                                 ------------
      Total U. S. Government Agency Mortgage
      Backed Securities
      (Cost $5,450,217)                                             5,285,109
                                                                 ------------

      U. S. GOVERNMENT & AGENCY OBLIGATIONS - 16.7%
      U.S. Treasury Bonds 6.250%, due 5/15/30....     400,000         483,438
      U.S. Treasury Notes
       4.000%, due 3/15/10-2/15/14...............     885,000         864,317
       3.875%, due 5/15/10.......................     300,000         292,758
       5.000%, due 2/15/11.......................     250,000         256,270
       4.250%, due 8/15/13.......................     400,000         392,391
                                                                 ------------
      Total U. S. Government & Agency Obligations
      (Cost $2,268,869)                                             2,289,174
                                                                 ------------

      FOREIGN BONDS & DEBT SECURITIES - 5.5%
      ARGENTINA - 0.2%
      Republic of Argentina 8.280%, due
        12/31/33.................................      26,651          25,985
                                                                 ------------

       -----------------------------------------------------------------------
       SECURITY                                    PAR            VALUE
       DESCRIPTION                                AMOUNT         (NOTE 2)
       -----------------------------------------------------------------------

       BRAZIL - 1.2%
       Brazilian Government International Bond
         8.000%, due 1/15/18................... $    80,000    $     82,840
       Federal Republic of Brazil 5.250%, due
         4/15/12**.............................      76,472          74,797
                                                               ------------
                                                                    157,637
                                                               ------------
       BULGARIA - 0.2%
       Republic of Bulgaria 8.250%, due 1/15/15      25,000          29,992
                                                               ------------
       CANADA - 0.5%
       Province of Quebec 4.600%, due 5/26/15..      75,000          72,496
                                                               ------------
       COLOMBIA - 0.2%
       Republic of Colombia 8.125%, due
         5/21/24...............................      25,000          26,025
                                                               ------------
       ITALY - 0.4%
       Region of Lombardy 5.804%, due
         10/25/32..............................      50,000          52,999
                                                               ------------
       MEXICO - 1.0%
       United Mexican States, Class A
        5.875%, due 1/15/14....................      25,000          25,463
        8.125%, due 12/30/19...................      25,000          29,962
       United Mexican States, Series A
         6.375%, due 1/16/13...................      80,000          84,000
                                                               ------------
                                                                    139,425
                                                               ------------
       PANAMA - 0.2%
       Republic of Panama 7.250%, due 3/15/15..      25,000          26,375
                                                               ------------
       PERU - 0.3%
       Republic of Peru
        5.000%, due 3/7/17**...................      24,500          23,152
        5.000%, due 3/7/17.....................      20,500          19,757
                                                               ------------
                                                                     42,909
                                                               ------------
       PHILIPPINES - 0.2%
       Republic of the Philippines 9.875%, due
         1/15/19...............................      25,000          27,938
                                                               ------------
       RUSSIA - 0.5%
       Russian Federation 11.000%, due 7/24/18.      50,000          73,233
                                                               ------------
       SOUTH AFRICA - 0.2%
       Republic of South Africa 6.500%, due
         6/2/14................................      25,000          26,781
                                                               ------------
       TURKEY - 0.2%
       Republic of Turkey 9.000%, due 6/30/11..      25,000          28,375
                                                               ------------
       VENEZUELA - 0.2%
       Republic of Venezuela 9.375%, due
         1/13/34...............................      25,000          29,138
                                                               ------------
       Total Foreign Bonds & Debt Securities
       (Cost $750,604)                                              759,308
                                                               ------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
SALOMON BROTHERS STRATEGIC TOTAL RETURN BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
OCTOBER 31, 2005
(PERCENTAGE OF NET ASSETS)


    -----------------------------------------------------------------------
    SECURITY                                      SHARES/PAR     VALUE
    DESCRIPTION                                     AMOUNT      (NOTE 2)
    -----------------------------------------------------------------------

    COMMON STOCKS. - 1.4%
    CONTAINERS & PACKAGING - 0.0%
    Applied Extrusion Technologies, Inc.,
      Class B....................................         260 $      1,950
                                                              ------------
    TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.7%
    Liberty Global, Inc., Series A...............         430       10,651
    Liberty Global, Inc., Series C...............         430       10,200
    NTL, Inc.....................................         653       40,042
    Telewest Global, Inc.........................       1,719       39,210
                                                              ------------
                                                                   100,103
                                                              ------------
    WIRELESS TELECOMMUNICATION SERVICES - 0.7%
    American Tower Corp., Class A................       3,753       89,509
                                                              ------------
    Total Common Stocks
    (Cost $114,017)                                                191,562
                                                              ------------

    CONVERTIBLE PREFERRED STOCK - 0.2%
    WIRELESS TELECOMMUNICATION SERVICES - 0.2%
    Alamosa Holdings, Inc., Series B 7.500%, due
      7/31/13 (Cost - $7,125).................... $        25       27,587
                                                              ------------

    WARRANTS. - 0.0%
    CAPITAL MARKETS - 0.0%
    Pillowtex Corp Loan 9, Term B 8.190%, due
      11/15/06(d)................................     250,000            0
    Pillowtex Corp.(c)...........................       1,701           30
    Winsloew Furniture, Inc. (144A)(a)...........         200            2
                                                              ------------
                                                                        32
                                                              ------------
    COMMUNICATIONS EQUIPMENT - 0.0%
    American Tower Corp., Expire 8/1/08
      (144A)(a)..................................          15        5,063
                                                              ------------
    Total Warrants
    (Cost $4,367)                                                    5,095
                                                              ------------

    SHORT-TERM INVESTMENT - 44.3%
    State Street Bank & Trust Co., Repurchase
      Agreement, dated 10/31/05 2.450% to be
      repurchased at $6,069,413 on 11/01/05
      collateralized by $5,605,000 U. S. Treasury
      Bond 5.500% due 08/15/28 with a value of
      $6,190,594 (Cost - $6,069,000).............   6,069,000    6,069,000
                                                              ------------

    TOTAL INVESTMENTS - 138.4%
    (Cost $19,098,764)                                          18,974,851

    Other Assets & Liabilities (net) - (38.4)%                  (5,269,354)
                                                              ------------

    TOTAL NET ASSETS - 100.0%                                 $ 13,705,497
                                                              ============

PORTFOLIO FOOTNOTES:

.. Non-income producing security.

** Variable or floating rate security. The stated rate represents the rate at October 31, 2005.

(a) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4 (2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities represent 3.45% of net assets.

(b) Security is a "step-up" bond where coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon when security steps up.

(c) Illiquid Securities representing in the aggregate 0.00% of net assets

(d) Security is in default.

(e) Security is valued in good faith at fair value by or under the direction of the Board of Trustees.

(f) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(g) All or a portion of this security is acquired under mortgage dollar roll agreement.

MTN - Medium-Term Note

NIM - Net Interest Margin

Term - Term Loan

The following table summarizes the credit composition of the portfolio holdings of the Salomon Strategic Total Return Portfolio at October 31, 2005, based upon quality ratings issued by Standard & Poor's. For Securities not rated by Standard & Poor's, the equivalent Moody's rating is used.

                                                      PERCENT OF
                                                       PORTFOLIO
              PORTFOLIO COMPOSITION BY CREDIT QUALITY (UNAUDITED)
              ---------------------------------------------------
                 AAA/Government/Government Agency        58.69%
                 AA                                       1.20
                 A                                       10.34
                 BBB                                      9.97
                 BB                                       5.38
                 B                                        9.82
                 Below B                                  2.36
                 Equities/Other                           2.24
                                                        ------
                 Total:                                 100.00%
                                                        ======

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
STRATEGIC EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                                 VALUE
      DESCRIPTION                                 SHARES      (NOTE 2)
      -------------------------------------------------------------------

      COMMON STOCKS - 91.5%
      AEROSPACE & DEFENSE - 0.8%
      Boeing Co. (The).........................      20,300 $   1,312,192
      United Technologies Corp.................      44,500     2,281,960
                                                            -------------
                                                                3,594,152
                                                            -------------
      AUTO COMPONENTS - 0.5%
      Compagnie Generale des Etablissements
        Michelin, Class B(a)(b)................      37,053     2,001,217
      Gentex Corp.(a)..........................       3,600        67,752
                                                            -------------
                                                                2,068,969
                                                            -------------
      AUTOMOBILES - 0.2%
      Coachmen Industries, Inc.................       1,900        22,629
      Fleetwood Enterprises, Inc.*(a)..........      67,100       741,455
      Monaco Coach Corp.(a)....................      16,225       199,081
                                                            -------------
                                                                  963,165
                                                            -------------
      BANKS - 2.1%
      Bank of America Corp.....................     100,200     4,382,748
      Boston Private Financial Holdings, Inc...       2,300        66,585
      Unibanco-Uniao de Bancos Brasileiros
        S.A., (GDR)(a).........................      45,000     2,353,500
      Wachovia Corp............................      50,100     2,531,052
                                                            -------------
                                                                9,333,885
                                                            -------------
      BEVERAGES - 2.5%
      Coca-Cola Co. (The)......................     185,500     7,935,690
      Coca-Cola Enterprises, Inc...............     167,100     3,158,190
                                                            -------------
                                                               11,093,880
                                                            -------------
      BIOTECHNOLOGY - 4.2%
      Biogen Idec, Inc.*.......................      99,000     4,022,370
      Cephalon, Inc.*(a).......................      39,400     1,796,246
      Charles River Laboratories International,
        Inc.*..................................     111,300     4,870,488
      Gilead Sciences, Inc.*...................      74,100     3,501,225
      MedImmune, Inc.*.........................     130,000     4,547,400
      Onyx Pharmaceuticals, Inc.*(a)...........      13,200       339,108
                                                            -------------
                                                               19,076,837
                                                            -------------
      COMMUNICATIONS EQUIPMENT - 3.9%
      ADC Telecommunications, Inc.*(a).........       9,300       162,285
      Alcatel S.A., (ADR)*(a)..................     254,400     2,986,656
      CIENA Corp.*(a)..........................   3,354,300     7,949,691
      Corning, Inc.*...........................      16,900       339,521
      Finisar Corp.*(a)........................   1,729,203     2,611,096
      Juniper Networks, Inc.*..................      52,000     1,213,160
      NMS Communications Corp.*(a).............     172,402       603,407
      Nokia OYJ, (ADR).........................      37,100       621,991
      Sonus Networks, Inc.*(a).................     185,600       809,216
      Sycamore Networks, Inc.*.................      82,500       320,925
                                                            -------------
                                                               17,617,948
                                                            -------------

          -----------------------------------------------------------
          SECURITY                                         VALUE
          DESCRIPTION                         SHARES      (NOTE 2)
          -----------------------------------------------------------

          COMPUTERS, PERIPHERALS & SERVICES - 1.2%
          ATI Technologies, Inc.*..........      35,700 $     514,387
          ATI Technologies, Inc., (ADR)*(a)     247,400     3,574,930
          Dell, Inc.*......................      37,395     1,192,153
          Seagate Technology*..............       1,600        22,768
                                                        -------------
                                                            5,304,238
                                                        -------------
          CONSTRUCTION & MATERIALS - 0.7%
          Foster Wheeler, Ltd.*............      51,000     1,442,280
          Jacobs Engineering Group, Inc.*..      24,200     1,542,750
                                                        -------------
                                                            2,985,030
                                                        -------------
          ENERGY EQUIPMENT & SERVICES - 2.2%
          American Power Conversion Corp...      17,837       381,533
          Halliburton Co...................      76,100     4,497,510
          TXU Corp.........................      48,300     4,866,225
                                                        -------------
                                                            9,745,268
                                                        -------------
          FINANCIALS - DIVERSIFIED - 4.5%
          Fannie Mae.......................      66,900     3,179,088
          Freddie Mac......................      57,900     3,552,165
          Morgan Stanley...................      16,900       919,529
          SLM Corp.........................     226,450    12,574,769
                                                        -------------
                                                           20,225,551
                                                        -------------
          FOOD PRODUCTS - 1.7%
          Campbell Soup Co.................      30,800       896,280
          Corn Products International, Inc.      44,600     1,061,926
          Hormel Foods Corp................      37,810     1,202,358
          Nestle S.A.(b)...................       7,421     2,208,031
          Nestle S.A., (ADR)(a)............      29,700     2,211,907
                                                        -------------
                                                            7,580,502
                                                        -------------
          HEALTH CARE EQUIPMENT & SUPPLIES - 2.4%
          Alcon, Inc.......................      11,100     1,475,190
          BioLase Technology, Inc.(a)......      17,746       118,543
          C.R. Bard, Inc...................      27,400     1,709,212
          Guidant Corp.....................      27,200     1,713,600
          Nobel Biocare Holding AG(b)......      11,133     2,565,635
          Phonak Holding AG(a)(b)..........      28,348     1,181,579
          Straumann Holding AG(a)(b).......       8,903     2,074,545
                                                        -------------
                                                           10,838,304
                                                        -------------
          HEALTH CARE PROVIDERS & SERVICES - 6.9%
          Aetna, Inc.......................      77,900     6,898,824
          Humana, Inc.*....................     137,400     6,099,186
          PacifiCare Health Systems, Inc.*.      57,600     4,743,936
          UnitedHealth Group, Inc..........     219,700    12,718,433
          WebMD Health Corp., Class A*(a)..      17,700       462,324
                                                        -------------
                                                           30,922,703
                                                        -------------
          HOTELS, RESTAURANTS & LEISURE - 0.7%
          Dominos Pizza, Inc.(a)...........      62,400     1,492,608
          WMS Industries, Inc.*(a).........      71,400     1,794,282
                                                        -------------
                                                            3,286,890
                                                        -------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
STRATEGIC EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
OCTOBER 31, 2005
(PERCENTAGE OF NET ASSETS)


     ---------------------------------------------------------------------
     SECURITY                                                   VALUE
     DESCRIPTION                                   SHARES      (NOTE 2)
     ---------------------------------------------------------------------

     HOUSEHOLD DURABLES - 0.1%
     Garmin, Ltd.(a)............................       9,000 $     516,870
                                                             -------------
     HOUSEHOLD PRODUCTS - 1.2%
     Colgate-Palmolive Co.......................      39,000     2,065,440
     Procter & Gamble Co. (The).................      61,065     3,419,029
                                                             -------------
                                                                 5,484,469
                                                             -------------
     INDUSTRIAL - DIVERSIFIED - 4.3%
     General Electric Co........................     458,500    15,547,735
     Honeywell International, Inc...............     107,900     3,690,180
                                                             -------------
                                                                19,237,915
                                                             -------------
     INSURANCE - 10.5%
     ACE, Ltd...................................      83,200     4,334,720
     AFLAC, Inc.................................      91,500     4,371,870
     Ambac Financial Group, Inc.................      43,400     3,076,626
     American International Group, Inc..........     527,050    34,152,840
     St. Paul Travelers Cos., Inc...............      25,300     1,139,259
                                                             -------------
                                                                47,075,315
                                                             -------------
     INTERNET SOFTWARE & SERVICES - 1.4%
     eBay, Inc.*................................      66,770     2,644,092
     NetRatings, Inc.*(a).......................      26,610       395,957
     Yahoo!, Inc.*..............................      87,100     3,220,087
                                                             -------------
                                                                 6,260,136
                                                             -------------
     IT CONSULTING & SERVICES - 0.0%
     NAVTEQ Corp.*..............................       3,700       144,744
                                                             -------------
     LEISURE EQUIPMENT & PRODUCTS - 0.2%
     Brunswick Corp.............................         100         3,813
     MarineMax, Inc.*(a)........................       1,828        45,152
     Marvel Entertainment, Inc.*(a).............      55,000       968,000
                                                             -------------
                                                                 1,016,965
                                                             -------------
     MEDIA - 3.8%
     Clear Channel Communications, Inc..........      62,200     1,892,124
     Cumulus Media, Inc., Class A*(a)...........      21,018       255,579
     DreamWorks Animation SKG, Inc.,
       Class A*.................................      52,800     1,353,792
     Entercom Communications Corp.*.............      19,850       573,069
     GameLoft*(b)...............................     148,415       982,307
     Getty Images, Inc.*(a).....................       4,500       373,545
     Lamar Advertising Co., Class A*............      32,658     1,457,200
     News Corp., Class A........................     259,600     3,699,300
     Omnicom Group, Inc.........................       7,100       589,016
     Pixar*.....................................      53,500     2,714,055
     Univision Communications, Inc.,
       Class A*.................................     113,276     2,961,035
     XM Satellite Radio Holdings, Inc., Class A*       5,500       158,565
                                                             -------------
                                                                17,009,587
                                                             -------------
     METALS & MINING - 1.7%
     Alamos Gold, Inc.*.........................      96,000       371,030
     Apex Silver Mines Ltd.*(a).................      22,500       344,700

        ---------------------------------------------------------------
        SECURITY                                             VALUE
        DESCRIPTION                             SHARES      (NOTE 2)
        ---------------------------------------------------------------

        METALS & MINING - CONTINUED
        Glamis Gold Ltd.*(a).................      74,500 $   1,580,890
        IAMGOLD Corp.........................     112,400       776,421
        Newmont Mining Corp..................      55,660     2,371,116
        Placer Dome, Inc.(a).................      22,200       442,890
        Placer Dome, Inc., (ADR).............      85,400     1,688,674
                                                          -------------
                                                              7,575,721
                                                          -------------
        OIL & GAS - 2.6%
        BP Plc, (ADR)........................      10,000       664,000
        Giant Industries, Inc.*(a)...........      49,100     2,808,029
        Tesoro Corp..........................      57,500     3,516,125
        Valero Energy Corp...................      44,500     4,683,180
                                                          -------------
                                                             11,671,334
                                                          -------------
        PHARMACEUTICALS - 9.4%
        Johnson & Johnson....................     159,300     9,975,366
        Novartis AG, (ADR)...................      92,900     4,999,878
        Roche Holding AG(a)(b)...............      68,675    10,255,934
        Sepracor, Inc.*......................      79,200     4,455,000
        Teva Pharmaceutical Industries, Ltd.,
          (ADR)(a)...........................      63,100     2,405,372
        Wyeth................................     231,800    10,329,008
                                                          -------------
                                                             42,420,558
                                                          -------------
        MULTILINE RETAIL - 0.7%
        Wal-Mart Stores, Inc.................      70,400     3,330,624
                                                          -------------
        RETAIL - SPECIALTY - 2.7%
        Game Group Plc(b)....................   1,031,146     1,564,116
        GameStop Corp., Class A*(a)..........     211,415     7,501,014
        Staples, Inc.........................     133,900     3,043,547
                                                          -------------
                                                             12,108,677
                                                          -------------
        SEMICONDUCTOR EQUIPMENT & PRODUCTS - 2.7%
        Analog Devices, Inc..................      18,400       639,952
        Applied Micro Circuits Corp.*........     582,600     1,421,544
        ASML Holding NV, NY Registered
          Shares*(a).........................      93,100     1,580,838
        Broadcom Corp., Class A*.............      11,100       471,306
        Intel Corp...........................         800        18,800
        Linear Technology Corp...............      31,500     1,046,115
        Maxim Integrated Products, Inc.......      14,800       513,264
        PMC-Sierra, Inc.*(a).................     275,800     1,958,180
        Teradyne, Inc.*......................     215,300     2,915,162
        United Microelectronics Corp., (ADR).      18,763        54,788
        Xilinx, Inc..........................      55,666     1,333,201
                                                          -------------
                                                             11,953,150
                                                          -------------
        SOFTWARE - 9.6%
        Activision, Inc.*....................     271,849     4,287,064
        Cadence Design Systems, Inc.*........     126,100     2,015,078
        Microsoft Corp.......................   1,221,123    31,382,861
        NDS Group Plc, (ADR)*................      20,000       732,000
        Oracle Corp.*........................       3,700        46,916

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
STRATEGIC EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
OCTOBER 31, 2005
(PERCENTAGE OF NET ASSETS)


    -----------------------------------------------------------------------
    SECURITY                                     SHARES/PAR      VALUE
    DESCRIPTION                                    AMOUNT       (NOTE 2)
    -----------------------------------------------------------------------

    SOFTWARE - CONTINUED
    Take-Two Interactive Software, Inc.*(a)....       83,100 $   1,716,015
    THQ, Inc.*(a)..............................      130,753     3,030,855
                                                             -------------
                                                                43,210,789
                                                             -------------
    TELECOMMUNICATION SERVICES - DIVERSIFIED - 2.5%
    SBC Communications, Inc....................      189,700     4,524,345
    Verizon Communications, Inc................      207,700     6,544,627
                                                             -------------
                                                                11,068,972
                                                             -------------
    TOBACCO - 3.6%
    Altria Group, Inc..........................      208,100    15,617,905
    UST, Inc...................................       11,200       463,568
                                                             -------------
                                                                16,081,473
                                                             -------------
    Total Common Stocks
    (Cost $396,323,992)                                        410,804,621
                                                             -------------

    CONVERTIBLE BOND & NOTE - 0.5%
    TELECOMMUNICATIONS - 0.5%
    CIENA Corp. 3.750%, due 2/1/08
      (Cost - $2,387,345)...................... $  2,550,000     2,330,062
                                                             -------------

    SHORT-TERM INVESTMENTS - 17.8%
    State Street Bank & Trust Co.,
      Repurchase Agreement, dated
      10/31/05 at 2.45% to be repurchased
      at $35,760,434 on 11/01/05
      collateralized by $33,655,000 U.S.
      Treasury Bond 5.250% due 11/15/28
      with a value of $36,475,222..............   35,758,000    35,758,000
    State Street Navigator Securities Trust
      Prime Portfolio(c).......................   43,982,109    43,982,109
                                                             -------------
    Total Short-Term Investments
    (Cost $79,740,109)                                          79,740,109
                                                             -------------

    TOTAL INVESTMENTS - 109.8%
    (Cost $478,451,446)                                        492,874,792

    Other Assets and Liabilities (net) - (9.8)%                (43,827,127)
                                                             -------------

    TOTAL NET ASSETS - 100.0%                                $ 449,047,665
                                                             =============

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Security is valued in good faith at fair value by or under the direction of the Board of Trustees.

(c) Represents investment of collateral received from securities lending transactions. (Note 6)

ADR - American Depositary Receipt

GDR - Global Depository Receipt

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
TRAVELERS MANAGED INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                     PAR         VALUE
      DESCRIPTION                                 AMOUNT      (NOTE 2)
      -------------------------------------------------------------------

      DOMESTIC BONDS & DEBT SECURITIES - 51.4%
      AEROSPACE & DEFENSE - 0.8%
      Northrop Grumman Corp.
       4.079%, due 11/16/06................... $  1,600,000 $   1,587,595
       7.125%, due 2/15/11....................      500,000       546,557
                                                            -------------
                                                                2,134,152
                                                            -------------
      ASSET-BACKED SECURITIES - 2.8%
      Bank One Issuance Trust, Series 2003,
        Class A3 4.080%, due 12/15/10^........    2,000,000     2,006,287
      California Infrastructure PG&E-1, Series
        1997-1, Class A7 6.420%, due
        9/25/08...............................      592,232       597,864
      Capital One Multi-Asset Execution Trust,
        Series 2003-A7 4.150%, due
        9/15/11^..............................    1,000,000     1,005,753
      Chase Funding Mortgage Loan Asset-
        Backed Certificates, Series 2002-2,
        Class 1A5 5.833%, due 4/25/32.........    1,100,000     1,111,119
      Chase Issuance Trust, Series 2005-A4,
        Class A4 4.230%, due 1/15/13..........      850,000       834,886
      Discover Card Master Trust I, Series
        1996-3, Class A 6.050%, due
        8/18/08...............................    2,000,000     2,010,007
                                                            -------------
                                                                7,565,916
                                                            -------------
      AUTOMOBLIES - 0.7%
      DaimlerChrysler North America Holding
        Corp. 7.300%, due 1/15/12.............    1,800,000     1,929,897
      Ford Motor Co. 7.450%, due 7/16/31......      100,000        74,000
                                                            -------------
                                                                2,003,897
                                                            -------------
      BANKS - 5.6%
      ABN AMRO Bank NV 3.840%, due
        5/11/07^..............................    2,290,000     2,294,037
      Bank of America Corp. 5.375%, due
        6/15/14...............................    1,500,000     1,520,976
      HSBC Bank USA 5.875%, due 11/1/34.......    1,200,000     1,191,731
      Huntington National Bank 4.650%, due
        6/30/09...............................    1,000,000       990,210
      Rabobank Capital Funding Trust III
        5.254%, due 12/31/49
        (144A)^(a)............................      500,000       483,407
      RBS Capital Trust I 4.709%, due
        12/29/49^.............................      800,000       752,989
      Royal Bank of Scotland Group Plc
        5.050%, due 1/8/15....................    1,100,000     1,082,919
      U.S. Bank North America
       2.870%, due 2/1/07.....................    2,000,000     1,953,670
       4.950%, due 10/30/14...................    1,100,000     1,083,140
      Wachovia Bank North America,
        Series BKNT
       4.800%, due 11/1/14....................      700,000       676,913
       4.090%, due 11/3/14^...................    2,000,000     2,020,580

      --------------------------------------------------------------------
      SECURITY                                      PAR         VALUE
      DESCRIPTION                                  AMOUNT      (NOTE 2)
      --------------------------------------------------------------------

      BANKS - CONTINUED
      Washington Mutual Bank FA., Series Unit
        5.125%, due 1/15/15.................... $  1,300,000 $   1,262,778
                                                             -------------
                                                                15,313,350
                                                             -------------
      BEVERAGES - 1.0%
      Bottling Group LLC 4.625%, due
        11/15/12...............................    1,000,000       979,327
      PepsiAmericas, Inc. 4.875%, due
        1/15/15................................    1,800,000     1,753,245
                                                             -------------
                                                                 2,732,572
                                                             -------------
      COLLATERALIZED MORTGAGE OBLIGATIONS - 7.5%
      Banc of America Commercial Mortgage,
        Inc., Series 2004-6, Class AJ 4.870%,
        due 12/10/42...........................    4,250,000     4,096,033
      Commercial Mortgage Pass Through
        Certificates, Series 2005-C6, Class A5B
        5.167%, due 6/10/44....................    3,100,000     3,060,571
      Credit Suisse First Boston Mortgage
        Securities Corp., Series 2004-C5, Class
        AJ 4.889%, due 11/15/37................    2,000,000     1,927,986
      General Motors Acceptance Corporation
        Commercial Mortgage Securities, Inc.,
        Series 2004-C2, Class A3 5.134%, due
        8/10/38................................    3,000,000     2,979,725
      JP Morgan Chase Commercial Mortgage
        Securities Corp.
       Series 2004-C3, Class AJ4.922%, due
         1/15/42...............................    4,000,000     3,865,424
       Series 2005-LDP3, Class A4B4.996%,
         due 8/15/42...........................      950,000       922,896
       Series 2005-LDP4, Class AM4.999%,
         due 10/15/42..........................    1,050,000     1,019,894
      LB-UBS Commercial Mortgage Trust,
        Series 2005-C1, Class AJ 4.806%, due
        2/15/40................................    2,700,000     2,589,181
                                                             -------------
                                                                20,461,710
                                                             -------------
      FINANCIALS - DIVERSIFIED - 11.5%
      AIG SunAmerica Global Financing VII
        5.850%, due 8/1/08 (144A)(a)...........    1,400,000     1,432,914
      American General Finance Corp. 3.875%,
        due 10/1/09............................    2,500,000     2,390,597
      Capital One Bank 5.000%, due
        6/15/09................................    1,700,000     1,689,676
      Capital One Financial Corp. 5.500%, due
        6/1/15.................................      700,000       686,454
      Caterpillar Financial Services 4.700%,
        due 3/15/12............................    2,200,000     2,161,971
      Countrywide Financial Corp., Series A
        4.500%, due 6/15/10....................    1,500,000     1,452,397

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
TRAVELERS MANAGED INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
OCTOBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------------
      SECURITY                                     PAR            VALUE
      DESCRIPTION                                 AMOUNT         (NOTE 2)
      -------------------------------------------------------------------------

      FINANCIALS - DIVERSIFIED - CONTINUED
      Countrywide Home Loans, Inc., Series L
        4.000%, due 3/22/11................... $  1,780,000    $   1,672,378
      Credit Suisse First Boston USA, Inc.
       3.875%, due 1/15/09....................    2,000,000        1,934,530
       6.125%, due 11/15/11...................      700,000          734,100
      Ford Motor Credit Co.
       6.875%, due 2/1/06.....................    2,000,000        1,999,094
       6.500%, due 1/25/07....................    1,200,000        1,186,103
       5.700%, due 1/15/10....................      300,000          270,209
      Glencore Funding LLC 6.000%, due
        4/15/14 (144A)(a).....................      900,000          830,352
      Goldman Sachs Group, Inc. 5.250%, due
        10/15/13..............................    2,300,000        2,278,276
      HSBC Finance Corp. 6.375%, due
        10/15/11..............................    3,400,000        3,596,170
      JPMorgan Chase & Co. 5.250%, due
        5/1/15................................    1,100,000        1,090,279
      Lehman Brothers Holdings, Inc., Series G
        4.800%, due 3/13/14...................    1,700,000        1,647,278
      Merrill Lynch & Co., Inc., Series C
       4.125%, due 9/10/09....................    1,000,000          967,882
       4.250%, due 2/8/10.....................    1,000,000          968,820
       5.000%, due 1/15/15....................    1,000,000          976,376
      Morgan Stanley 5.050%, due 1/21/11......    1,600,000        1,587,830
                                                               -------------
                                                                  31,553,686
                                                               -------------
      FOOD PRODUCTS - 1.7%
      Delhaize America, Inc. 9.000%, due
        4/15/31...............................      500,000          562,092
      Fred Meyer, Inc. 7.450%, due 3/1/08.....    2,000,000        2,093,464
      Safeway, Inc. 6.500%, due 3/1/11........    1,900,000        1,954,038
                                                               -------------
                                                                   4,609,594
                                                               -------------
      HEALTHCARE-SERVICES - 0.4%
      WellPoint, Inc. 6.800%, due 8/1/12......    1,100,000        1,199,070
                                                               -------------
      HOME BUILDERS - 0.3%
      D.R. Horton, Inc. 5.250%, due
        2/15/15...............................      900,000          826,378
                                                               -------------
      INDUSTRIAL - DIVERSIFIED - 2.1%
      General Electric Co. 5.000%, due
        2/1/13................................    3,500,000        3,475,745
      Tyco International Group S.A. 6.125%,
        due 11/1/08...........................    2,300,000        2,372,701
                                                               -------------
                                                                   5,848,446
                                                               -------------
      INSURANCE - 1.4%
      Berkshire Hathaway Finance Corp.
       3.850%, due 5/16/08^...................      500,000          500,284
       4.750%, due 5/15/12....................    1,000,000          981,474
      GE Global Insurance Holding Corp.
        7.000%, due 2/15/26...................      500,000          505,136

       -----------------------------------------------------------------
       SECURITY                                   PAR         VALUE
       DESCRIPTION                               AMOUNT      (NOTE 2)
       -----------------------------------------------------------------

       INSURANCE - CONTINUED
       MassMutual Global Funding II 2.550%,
         due 7/15/08 (144A)(a)............... $  1,800,000 $   1,693,867
                                                           -------------
                                                               3,680,761
                                                           -------------
       MEDIA - 3.4%
       Clear Channel Communications, Inc.
         4.400%, due 5/15/11.................      500,000       461,858
       Comcast Cable Communications, Inc.
         8.500%, due 5/1/27..................    1,000,000     1,233,915
       COX Communications, Inc. 7.125%, due
         10/1/12.............................    2,300,000     2,466,939
       Liberty Media Corp. 5.370%, due
         9/17/06^............................    1,055,000     1,063,545
       Time Warner, Inc. 6.150%, due
         5/1/07..............................    4,000,000     4,070,564
                                                           -------------
                                                               9,296,821
                                                           -------------
       OIL & GAS - 2.4%
       Anadarko Finance Co., Series B 6.750%,
         due 5/1/11..........................      800,000       860,780
       Consolidated Natural Gas Co., Series A
         5.000%, due 12/1/14.................      500,000       484,937
       Cooper Cameron Corp. 2.650%, due
         4/15/07.............................      500,000       482,527
       Devon Financing Corp. ULC 6.875%, due
         9/30/11.............................    1,300,000     1,409,365
       Duke Capital LLC 4.331%, due
         11/16/06............................    1,000,000       992,409
       Kinder Morgan Energy Partners LP
         5.125%, due 11/15/14................      500,000       485,915
       Phelps Dodge Corp. 8.750%, due
         6/1/11..............................      800,000       923,452
       PSEG Energy Holdings LLC 8.625%, due
         2/15/08.............................      800,000       834,000
                                                           -------------
                                                               6,473,385
                                                           -------------
       FOREST PRODUCTS & PAPER - 0.2%
       International Paper Co. 5.300%, due
         4/1/15..............................      600,000       568,650
                                                           -------------
       PHARMACEUTICALS - 1.0%
       Wyeth 5.500%, due 2/1/14..............    2,600,000     2,622,904
                                                           -------------
       REAL ESTATE - 1.5%
       AvalonBay Communities, Inc. 4.950%,
         due 3/15/13.........................      200,000       194,920
       Colonial Realty LP 4.750%, due
         2/1/10..............................      700,000       679,590
       HRPT Properties Trust, (REIT) 6.250%,
         due 8/15/16.........................      700,000       721,503
       iStar Financial, Inc. 6.000%, due
         12/15/10............................    1,130,000     1,144,375

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
TRAVELERS MANAGED INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
OCTOBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      ----------------------------------------------------------------------
      SECURITY                                     PAR         VALUE
      DESCRIPTION                                 AMOUNT      (NOTE 2)
      ----------------------------------------------------------------------

      REAL ESTATE - CONTINUED
      Kimco Realty Corp., Series C 3.893%, due
        8/1/06**.............................. $    300,000 $     300,437
      Simon Property Group LP, (REIT)
       4.600%, due 6/15/10....................      500,000       488,796
       5.100%, due 6/15/15....................      500,000       481,538
                                                            -------------
                                                                4,011,159
                                                            -------------
      SOFTWARE - 0.7%
      Computer Associates International, Inc.
        4.750%, due 12/1/09 (144A)(a).........    1,900,000     1,846,808
                                                            -------------
      TELECOMMUNICATIONS SERVICES - DIVERSIFIED - 2.0%
      Deutsche Telekom International Finance
        BV 8.750%/ 8.250%, due
        6/15/30(b)............................    1,100,000     1,368,013
      SBC Communications, Inc. 6.450%, due
        6/15/34...............................    1,000,000     1,017,013
      Sprint Capital Corp.
       6.125%, due 11/15/08...................    1,830,000     1,885,994
       8.375%, due 3/15/12....................      200,000       231,049
      Telecom Italia Capital S.A. 4.000%, due
        1/15/10...............................    1,000,000       951,485
                                                            -------------
                                                                5,453,554
                                                            -------------
      TOBACCO - 0.7%
      Altria Group, Inc. 5.625%, due
        11/4/08...............................    2,000,000     2,029,800
                                                            -------------
      UTILITIES - 3.7%
      Dominion Resources, Inc., Series F
        5.250%, due 8/1/33....................    1,000,000       975,069
      Pepco Holdings, Inc. 5.500%, due
        8/15/07...............................    3,000,000     3,026,010
      Southern California Gas Co., Series II
        4.375%, due 1/15/11...................      900,000       875,587
      SP PowerAssets, Ltd. 5.000%, due
        10/22/13 (144A)(a)....................    2,000,000     1,989,714
      TransAlta Corp. 5.750%, due
        12/15/13..............................    1,000,000     1,009,346
      Xcel Energy, Inc. 3.400%, due 7/1/08....    2,300,000     2,210,141
                                                            -------------
                                                               10,085,867
                                                            -------------
      Total Domestic Bonds & Debt Securities
      (Cost $142,793,292)                                     140,318,480
                                                            -------------

      U. S. GOVERNMENT & AGENCY OBLIGATIONS - 42.0%
      Federal Home Loan Mortgage Corp.
        2.9000%/ 7.000%, due 2/27/19(c).......    1,500,000     1,491,102
      Federal National Mortgage Association
       1.750%, due 6/16/06....................    3,100,000     3,049,473
       2.000%/ 4.000% due 2/9/07(c)...........    3,450,000     3,425,470
       6.000%, due 5/15/11....................    4,900,000     5,177,948
      U.S. Treasury Bonds 5.250%, due
        2/15/29...............................      100,000       106,121

      -----------------------------------------------------------------------
      SECURITY                                   SHARES/PAR     VALUE
      DESCRIPTION                                  AMOUNT      (NOTE 2)
      -----------------------------------------------------------------------

      U. S. GOVERNMENT & AGENCY OBLIGATIONS - CONTINUED
      U.S. Treasury Notes
       2.875%, due 11/30/06.................... $ 13,000,000 $  12,798,916
       2.750%, due 8/15/07.....................    4,000,000     3,889,376
       4.000%, due 8/31/07.....................   16,000,000    15,895,008
       5.625%, due 5/15/08.....................   24,000,000    24,704,064
       4.125%, due 8/15/08-5/15/15.............   39,975,000    39,502,429
       3.875%, due 5/15/10.....................      400,000       390,344
       4.250%, due 10/15/10-8/15/15............    3,700,000     3,616,201
      U.S. Treasury Strips 4.250%, due
        11/15/09(d)............................    1,000,000       833,761
                                                             -------------
      Total U. S. Government & Agency Obligations
      (Cost $117,546,489)                                      114,880,213
                                                             -------------

      WARRANT - 0.0%
      COMMUNICATIONS EQUIPMENT - 0.0%
      Loral Space & Communications expires
        1/15/07*(e)
        (Cost - $105)..........................          150             1
                                                             -------------

      SHORT-TERM INVESTMENT - 5.5%
      State Street Bank & Trust Co., Repurchase
        Agreement, dated 10/31/05 at 2.450%
        to be repurchased at $15,136,030 on
        11/01/05 collateralized by
        $14,245,000 U.S. Treasury Bond
        5.250% due 11/15/28 with a value of
        $15,438,702 (Cost - $15,135,000).......   15,135,000    15,135,000
                                                             -------------

      TOTAL INVESTMENTS - 98.9%
      (Cost $275,474,886)                                      270,333,694

      Other Assets and Liabilities (net) - 1.1%                  2,948,750
                                                             -------------

      TOTAL NET ASSETS - 100.0%                              $ 273,282,444
                                                             =============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

** Variable or floating rate security. The stated rate represents the rate at October 31, 2005.

(a) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4 (2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under the guidelines established by the Board of Trustees. These securities represent 3.03% of net assets.

(b) Security is a "step-down" bond where the coupon decreases or steps down at a predetermined date. Rates shown are current coupon and next coupon rate when a security steps down.

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
TRAVELERS MANAGED INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
OCTOBER 31, 2005
(PERCENTAGE OF NET ASSETS)



(c) Security is a "Step-up" bond where coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.

(d) Zero Coupon Bond - interest rate represents current yield to maturity.

(e) Security is valued in good faith at fair value by or under the direction of the Board of Trustees.

AIG - American International Guaranty

REIT - Real Estate Investment Trust

The following table summarizes the credit composition of the portfolio holdings of the Travelers Managed Income Portfolio at October 31, 2005, based upon quality ratings issued by Standard & Poor's. For Securities not rated by Standard & Poor's, the equivalent Moody's rating is used.

                                                      PERCENT OF
                                                       PORTFOLIO
              PORTFOLIO COMPOSITION BY CREDIT QUALITY (UNAUDITED)
              ---------------------------------------------------
                 AAA/Government/Government Agency        58.60%
                 AA                                       3.79
                 A                                       17.07
                 BBB                                     17.87
                 BB                                       2.67
                                                        ------
                 Total:                                 100.00%
                                                        ======

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
VAN KAMPEN ENTERPRISE PORTFOLIO

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2005
(PERCENTAGE OF NET ASSETS)


         -------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                             SHARES     (NOTE 2)
         -------------------------------------------------------------

         COMMON STOCKS - 98.5%
         AEROSPACE & DEFENSE - 2.9%
         Precision Castparts Corp.............     10,746 $    508,930
         United Technologies Corp.............     30,170    1,547,118
                                                          ------------
                                                             2,056,048
                                                          ------------
         AIR FREIGHT & LOGISTICS - 0.5%
         FedEx Corp...........................      3,750      344,738
                                                          ------------
         BANKS - 1.1%
         Bank of America Corp.................     17,975      786,226
                                                          ------------
         BEVERAGES - 3.3%
         Brown-Forman Corp., Class B..........     13,310      843,056
         Constellation Brands, Inc., Class A
           Shares*............................      4,600      108,284
         Pepsi Bottling Group, Inc............      8,280      235,400
         PepsiCo, Inc.........................     18,810    1,111,295
                                                          ------------
                                                             2,298,035
                                                          ------------
         BIOTECHNOLOGY - 6.6%
         Amgen, Inc.*.........................     25,750    1,950,820
         Celgene Corp.*(a)....................     22,970    1,288,617
         Gilead Sciences, Inc.*...............     24,560    1,160,460
         MedImmune, Inc.*.....................      7,130      249,407
                                                          ------------
                                                             4,649,304
                                                          ------------
         CHEMICALS - 0.3%
         Dow Chemical Co......................      4,730      216,918
                                                          ------------
         COMMERCIAL SERVICES & SUPPLIES - 3.2%
         Acco Brands Corp.*...................      1,084       26,352
         Automatic Data Processing, Inc.......     13,970      651,840
         Brink's Co.(a).......................      7,590      298,060
         Career Education Corp.*(a)...........     10,158      361,523
         Fair Isaac Corp.(a)..................      6,880      287,309
         First Data Corp......................      7,000      283,150
         Fiserv, Inc.*........................      7,890      344,635
                                                          ------------
                                                             2,252,869
                                                          ------------
         COMMUNICATIONS EQUIPMENT - 5.8%
         ADTRAN, Inc.(a)......................     23,570      712,992
         Cisco Systems, Inc.*.................     18,190      317,415
         Comverse Technology, Inc.*...........     12,532      314,553
         Corning, Inc.*.......................     57,230    1,149,751
         Harris Corp..........................      5,720      235,092
         Motorola, Inc........................     38,850      860,916
         QUALCOMM, Inc........................      6,610      262,814
         Scientific-Atlanta, Inc..............      7,490      265,446
                                                          ------------
                                                             4,118,979
                                                          ------------
         COMPUTERS, PERIPHERALS & SERVICES - 5.4%
         Apple Computer, Inc.*................     13,370      769,978
         Dell, Inc.*..........................     57,637    1,837,468
         EMC Corp.*...........................     58,270      813,449
         SanDisk Corp.*.......................      6,690      393,974
                                                          ------------
                                                             3,814,869
                                                          ------------

         -------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                             SHARES     (NOTE 2)
         -------------------------------------------------------------

         ENERGY EQUIPMENT & SERVICES - 3.6%
         AMETEK, Inc..........................     11,340 $    461,878
         Avnet, Inc.*.........................     11,480      264,614
         Baker Hughes, Inc....................      7,790      428,138
         Broadcom Corp., Class A Shares*......      8,280      351,569
         Mettler-Toledo International, Inc.*..      5,820      300,312
         Patterson-UTI Energy, Inc............      9,560      326,283
         TXU Corp.............................      4,130      416,098
                                                          ------------
                                                             2,548,892
                                                          ------------
         FINANCIALS - DIVERSIFIED - 4.1%
         American Express Co..................     20,197    1,005,205
         Ameriprise Financial, Inc............      4,039      150,332
         Capital One Financial Corp...........      6,710      512,308
         IndyMac Bancorp, Inc.(a).............      4,240      158,279
         Merrill Lynch & Co., Inc.............     16,270    1,053,320
                                                          ------------
                                                             2,879,444
                                                          ------------
         FOOD & DRUG RETAILING - 3.2%
         7-Eleven, Inc.*......................      3,800      142,158
         CVS Corp.............................     50,490    1,232,461
         Hershey Co...........................      9,531      541,647
         Wm. Wrigley Jr. Co...................      5,244      364,458
                                                          ------------
                                                             2,280,724
                                                          ------------
         HEALTH CARE EQUIPMENT & SUPPLIES - 0.9%
         Lumenis Ltd.*(a).....................        580        1,160
         St. Jude Medical, Inc.*..............     13,480      647,984
                                                          ------------
                                                               649,144
                                                          ------------
         HEALTH CARE PROVIDERS & SERVICES - 9.7%
         Aetna, Inc...........................     11,094      982,485
         Caremark Rx, Inc.*...................     10,350      542,340
         Coventry Health Care, Inc.*..........     16,748      904,198
         Express Scripts, Inc.*...............      4,720      355,935
         Laboratory Corp. of America Holdings*      6,510      314,107
         PacifiCare Health Systems, Inc.*.....      9,760      803,834
         Quest Diagnostics, Inc...............      6,210      290,069
         UnitedHealth Group, Inc..............     33,690    1,950,314
         WellPoint, Inc.*.....................      9,144      682,874
                                                          ------------
                                                             6,826,156
                                                          ------------
         HOTELS, RESTAURANTS & LEISURE - 2.8%
         Marriott International, Inc., Class A
           Shares.............................     10,450      623,029
         Penn National Gaming, Inc.*(a).......      9,660      285,453
         Starwood Hotels & Resorts Worldwide,
           Inc................................     11,445      668,731
         Yum! Brands, Inc.....................      7,200      366,264
                                                          ------------
                                                             1,943,477
                                                          ------------
         HOUSEHOLD DURABLES - 0.4%
         Black & Decker Corp..................      3,550      291,562
                                                          ------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
VAN KAMPEN ENTERPRISE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
OCTOBER 31, 2005
(PERCENTAGE OF NET ASSETS)


         -------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                             SHARES     (NOTE 2)
         -------------------------------------------------------------

         HOUSEHOLD PRODUCTS - 3.6%
         Church & Dwight Co., Inc.............      5,630 $    197,332
         Procter & Gamble Co..................     41,380    2,316,866
                                                          ------------
                                                             2,514,198
                                                          ------------
         INDUSTRIAL - DIVERSIFIED - 4.7%
         General Electric Co..................     64,090    2,173,292
         Rockwell Automation, Inc.............      8,090      429,983
         Tyco International, Ltd..............     27,410      723,350
                                                          ------------
                                                             3,326,625
                                                          ------------
         INSURANCE - 0.4%
         Unitrin, Inc.........................      6,310      290,260
                                                          ------------
         INTERNET SOFTWARE & SERVICES - 3.2%
         eBay, Inc.*..........................      9,760      386,496
         Google, Inc., Class A*...............        730      271,662
         McAfee, Inc.*........................     11,540      346,546
         Yahoo!, Inc.*........................     33,130    1,224,816
                                                          ------------
                                                             2,229,520
                                                          ------------
         IT CONSULTING & SERVICES - 0.5%
         Cognizant Technology Solutions Corp.,
           Class A Shares*....................      7,200      316,656
                                                          ------------
         LEISURE EQUIPMENT & PRODUCTS - 0.3%
         Brunswick Corp.......................      6,110      232,974
                                                          ------------
         MACHINERY - 3.4%
         Caterpillar, Inc.....................      7,400      389,166
         Cummins, Inc.........................      2,960      252,695
         Danaher Corp.........................     12,230      637,183
         Deere & Co...........................      5,028      305,099
         Ingersoll-Rand Co., Ltd., Class A....      7,300      275,867
         ITT Industries, Inc..................      2,960      300,736
         Oshkosh Truck Corp...................      5,520      240,451
                                                          ------------
                                                             2,401,197
                                                          ------------
         MEDIA - 0.9%
         News Corp., Ltd., (The), Class A.....     32,440      462,270
         Walt Disney Co. (The)................      7,300      177,901
                                                          ------------
                                                               640,171
                                                          ------------
         METALS & MINING - 1.0%
         Allegheny Technologies, Inc..........     15,190      436,105
         Freeport-McMoRan Copper & Gold, Inc.,
           Class B(a).........................      5,620      277,740
                                                          ------------
                                                               713,845
                                                          ------------
         OIL & GAS - 2.0%
         Chesapeake Energy Corp...............      8,580      275,418
         ConocoPhillips.......................      4,140      270,673
         Exxon Mobil Corp.....................      3,609      202,609
         Newfield Exploration Co.*............      5,230      237,076
         Sunoco, Inc..........................      2,970      221,265
         Total SA, (ADR)(a)...................      1,770      223,056
                                                          ------------
                                                             1,430,097
                                                          ------------

        ---------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                               SHARES     (NOTE 2)
        ---------------------------------------------------------------

        PERSONAL PRODUCTS - 0.1%
        Avon Products, Inc.....................      3,180 $     85,828
                                                           ------------
        PHARMACEUTICALS - 6.1%
        Allergan, Inc..........................      4,830      431,319
        Forest Laboratories, Inc.*.............      8,180      310,104
        Johnson & Johnson......................     36,089    2,259,893
        Medco Health Solutions, Inc.*..........      7,790      440,135
        Wyeth..................................     19,620      874,267
                                                           ------------
                                                              4,315,718
                                                           ------------
        RETAIL - SPECIALITY - 7.7%
        Abercrombie & Fitch Co., Class A.......     16,960      881,750
        American Eagle Outfitters, Inc.........     39,590      932,345
        Bebe Stores, Inc.(a)...................     13,800      195,132
        Chico's FAS, Inc.*.....................      1,800       71,172
        Claire's Stores, Inc...................     11,040      287,592
        Coach, Inc.*...........................     11,440      368,139
        Home Depot, Inc. (The).................      7,848      322,082
        Nordstrom, Inc.........................     15,480      536,382
        O'Reilly Automotive, Inc.*(a)..........      7,490      211,218
        Pacific Sunwear of California, Inc.*(a)      9,170      229,433
        Reebok International, Ltd..............      5,361      305,845
        Target Corp............................     19,130    1,065,350
                                                           ------------
                                                              5,406,440
                                                           ------------
        SEMICONDUCTOR EQUIPMENT & PRODUCTS - 4.9%
        Applied Materials, Inc.................     34,841      570,696
        Intel Corp.............................     64,980    1,527,030
        NVIDIA Corp.*(a).......................     17,400      583,770
        Texas Instruments, Inc.................     26,670      761,428
                                                           ------------
                                                              3,442,924
                                                           ------------
        SOFTWARE - 5.9%
        Activision, Inc.*......................     18,667      294,373
        Adobe Systems, Inc.....................     27,710      893,648
        Autodesk, Inc..........................      8,780      396,242
        Cadence Design Systems, Inc.*..........     17,950      286,841
        Microsoft Corp.........................     65,280    1,677,696
        SAP AG, (ADR)(b).......................     14,495      622,415
                                                           ------------
                                                              4,171,215
                                                           ------------
        Total Common Stocks
        (Cost $62,067,521)                                   69,475,053
                                                           ------------

        WARRANT - 0.0%
        Lucent Technologies, Inc. 0/0/0*
          (Cost - $0)..........................      1,831        1,263
                                                           ------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
VAN KAMPEN ENTERPRISE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
OCTOBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
                                                  SHARES/PAR    VALUE
      SECURITY DESCRIPTION                          AMOUNT     (NOTE 2)
      -------------------------------------------------------------------

      SHORT-TERM INVESTMENTS - 5.6%
      Federal Home Loan Bank Discount Notes
        3.72%, due 11/1/05(c).................... $1,195,000 $ 1,195,000
      State Street Navigator Securities Lending
        Prime Portfolio(b).......................  2,736,135   2,736,135
                                                             -----------
      Total Short-Term Investments
      (Cost $3,931,135)                                        3,931,135
                                                             -----------

      TOTAL INVESTMENTS - 104.1%
      (Cost $65,998,656)                                      73,407,451

      Other Assets and Liabilities (net) - (4.1)%             (2,870,708)
                                                             -----------

      TOTAL NET ASSETS - 100.0%                              $70,536,743
                                                             ===========

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions. (Note 6)

(c) Zero Coupon Bond - interest rate represents current yield to maturity.

ADR - American Depositary Receipt

                       See notes to financial statements

                     (THIS PAGE INTENTIONALLY LEFT BLANK)

THE TRAVELERS SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2005


                                                                                                   AIM Capital        MFS
                                                                                                   Appreciation   Total Return
                                                                                                    Portfolio      Portfolio
                                                                                                   ------------  --------------
ASSETS
   Investments, at value (Note 2)*                                                                 $252,414,533  $1,455,395,791
   Repurchase Agreement                                                                               3,898,000              --
   Cash                                                                                                     771          52,098
   Cash denominated in foreign currencies**                                                               2,248              --
   Receivable for investments sold                                                                   11,928,349       7,780,005
   Receivable for Trust shares sold                                                                         743          41,528
   Dividends receivable                                                                                 138,448         862,390
   Interest receivable                                                                                      184       5,908,595
   Unrealized appreciation on forward currency contracts (Note 8)                                            --              --
   Other assets                                                                                          11,813          66,469
                                                                                                   ------------  --------------
      Total assets                                                                                  268,395,089   1,470,106,876
                                                                                                   ------------  --------------
LIABILITIES
   Due to Bank                                                                                               --              --
   Payables for:
      Investments purchased                                                                           9,415,005       8,168,710
      Trust shares redeemed                                                                             512,772       1,400,702
      Net variation margin on financial futures contracts (Note 7)                                           --              --
      Collateral on securities on loan                                                               19,752,473     186,909,499
      Investment advisory fee payable (Note 3)                                                          318,540       1,689,136
      Custodian and accounting fees payable                                                              12,566          41,635
      Directors fee payable                                                                               1,426          10,395
   Accrued expenses                                                                                      50,127          82,085
                                                                                                   ------------  --------------
      Total liabilities                                                                              30,062,909     198,302,162
                                                                                                   ------------  --------------
NET ASSETS                                                                                         $238,332,180  $1,271,804,714
                                                                                                   ============  ==============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                                                 $254,980,656  $1,142,260,060
   Accumulated net realized gain (loss)                                                             (51,906,505)     52,762,025
   Unrealized appreciation (depreciation) on investments, futures contracts and foreign currency     34,748,955      53,047,103
   Undistributed (distributions in excess of) net investment income                                     509,074      23,735,526
                                                                                                   ------------  --------------
NET ASSETS                                                                                         $238,332,180  $1,271,804,714
                                                                                                   ============  ==============
CAPITAL SHARES OUTSTANDING                                                                           21,452,931      73,558,110
                                                                                                   ============  ==============
NET ASSET VALUE AND OFFERING PRICE PER SHARE                                                       $      11.11  $        17.29
                                                                                                   ============  ==============

--------------------------------------------------------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreement                                               $217,668,473  $1,402,349,165
**Cost of cash denominated in foreign currencies                                                          2,237              --

                                                                                                       Pioneer
                                                                                                   Strategic Income
                                                                                                      Portfolio
                                                                                                   ----------------
ASSETS
   Investments, at value (Note 2)*                                                                     $213,176,690
   Repurchase Agreement                                                                                   6,305,000
   Cash                                                                                                         879
   Cash denominated in foreign currencies**                                                               7,007,058
   Receivable for investments sold                                                                            8,000
   Receivable for Trust shares sold                                                                         430,182
   Dividends receivable                                                                                          --
   Interest receivable                                                                                    2,452,320
   Unrealized appreciation on forward currency contracts (Note 8)                                            84,463
   Other assets                                                                                               9,087
                                                                                                   ----------------
      Total assets                                                                                      229,473,679
                                                                                                   ----------------
LIABILITIES
   Due to Bank                                                                                                   --
   Payables for:
      Investments purchased                                                                               5,815,759
      Trust shares redeemed                                                                                     148
      Net variation margin on financial futures contracts (Note 7)                                               --
      Collateral on securities on loan                                                                   36,905,531
      Investment advisory fee payable (Note 3)                                                              226,267
      Custodian and accounting fees payable                                                                  23,022
      Directors fee payable                                                                                   3,125
   Accrued expenses                                                                                          51,214
                                                                                                   ----------------
      Total liabilities                                                                                  43,025,066
                                                                                                   ----------------
NET ASSETS                                                                                             $186,448,613
                                                                                                   ================
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                                                     $208,588,602
   Accumulated net realized gain (loss)                                                                 (28,771,775)
   Unrealized appreciation (depreciation) on investments, futures contracts and foreign currency           (729,630)
   Undistributed (distributions in excess of) net investment income                                       7,361,416
                                                                                                   ----------------
NET ASSETS                                                                                             $186,448,613
                                                                                                   ================
CAPITAL SHARES OUTSTANDING                                                                               19,495,007
                                                                                                   ================
NET ASSET VALUE AND OFFERING PRICE PER SHARE                                                           $       9.56
                                                                                                   ================

--------------------------------------------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreement                                                   $213,742,648
**Cost of cash denominated in foreign currencies                                                          7,250,568

                       See notes to financial statements

Salomon Strategic    Strategic      Travelers      Van Kampen
Total Return Bond     Equity      Managed Income   Enterprise
    Portfolio        Portfolio      Portfolio      Portfolio
-----------------  -------------  --------------  ------------
      $12,905,851  $ 457,116,792    $255,198,694  $ 73,407,451
        6,069,000     35,758,000      15,135,000            --
           37,574            193             967            --
               --          5,471              --            --
           14,756     16,567,472              --            --
            1,963         10,229         105,064        50,464
               --        238,789              --        27,775
          128,806        285,449       3,315,696            --
               --             --              --            --
              867         24,712          14,683         3,837
-----------------  -------------  --------------  ------------
       19,158,817    510,007,107     273,770,104    73,489,527
-----------------  -------------  --------------  ------------
               --             --              --           160
        5,378,283     15,375,482              --            --
            1,332        898,820         129,312        69,567
              328             --              --            --
               --     43,982,109              --     2,736,135
           18,848        606,527         302,105        82,794
           10,531         43,314          11,093         8,223
            4,437          5,867           3,367         2,054
           39,561         47,323          41,783        53,851
-----------------  -------------  --------------  ------------
        5,453,320     60,959,442         487,660     2,952,784
-----------------  -------------  --------------  ------------
      $13,705,497  $ 449,047,665    $273,282,444  $ 70,536,743
=================  =============  ==============  ============
      $14,791,407  $ 641,236,903    $279,807,465  $130,066,294
       (1,494,909)  (209,309,829)     (9,044,660)  (67,008,538)
          (80,145)    14,424,515      (5,141,192)    7,408,795
          489,144      2,696,076       7,660,831        70,192
-----------------  -------------  --------------  ------------
      $13,705,497  $ 449,047,665    $273,282,444  $ 70,536,743
=================  =============  ==============  ============
        1,270,316     25,913,243      24,117,027     5,822,441
=================  =============  ==============  ============
      $     10.79  $       17.33    $      11.33  $      12.11
=================  =============  ==============  ============

---------------------------------------------------------------
      $13,029,764  $ 442,693,446    $260,339,886  $ 65,998,656
               --          5,471              --            --

                       See notes to financial statements

THE TRAVELERS SERIES TRUST

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2005


                                                                                      AIM Capital       MFS
                                                                                      Appreciation  Total Return
                                                                                       Portfolio     Portfolio
                                                                                      ------------  ------------
INVESTMENT INCOME:
    Dividends (1)                                                                      $ 2,715,466  $ 16,694,775
    Interest (2)                                                                           167,388    24,181,666
                                                                                      ------------  ------------
       Total investment income                                                           2,882,854    40,876,441
                                                                                      ------------  ------------
EXPENSES:
    Investment advisory fee (Note 3)                                                     1,932,760     9,717,086
    Custody and accounting fees                                                             43,054       128,230
    Transfer agent fees                                                                      4,695         4,939
    Audit                                                                                   24,983        22,287
    Legal                                                                                   11,995        13,718
    Trustee fees and expenses                                                                8,420        26,566
    Shareholder reporting                                                                   21,573        62,138
    Insurance                                                                               12,701        43,594
    Other                                                                                      996         6,392
                                                                                      ------------  ------------
    Net expenses                                                                         2,061,177    10,024,950
                                                                                      ------------  ------------
    Net investment income                                                                  821,677    30,851,491
                                                                                      ------------  ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES
CONTRACTS, OPTIONS CONTRACTS AND FOREIGN CURRENCY RELATED TRANSACTIONS
    Net realized gain (loss) on:
       Investments                                                                      14,764,129    63,672,770
       Futures contracts                                                                        --            --
       Options contracts                                                                  (120,778)           --
       Foreign currency related transactions                                               (12,461)      (51,392)
                                                                                      ------------  ------------
          Net realized gain (loss) on investments, futures contracts, options
            contracts and foreign currency related transactions                         14,630,890    63,621,378
                                                                                      ------------  ------------
    Unrealized appreciation (depreciation) on investments, futures contracts, options contracts and foreign currency
          Beginning of year                                                             24,515,602    75,776,116
          End of year                                                                   34,748,955    53,047,103
                                                                                      ------------  ------------
    Net change in unrealized appreciation (depreciation) on investments, futures
       contracts, options contracts and foreign currency                                10,233,353   (22,729,013)
                                                                                      ------------  ------------
    Net realized and unrealized gain (loss) on investments, futures contracts,
       options contracts and foreign currency related transactions                      24,864,243    40,892,365
                                                                                      ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                        $25,685,920  $ 71,743,856
                                                                                      ============  ============

------------------------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                                     $     9,531  $    130,194
(2)Interest income includes security lending income of:                                     23,275       239,650

                                                                                          Pioneer
                                                                                      Strategic Income
                                                                                         Portfolio
                                                                                      ----------------
INVESTMENT INCOME:
    Dividends (1)                                                                          $    29,028
    Interest (2)                                                                             9,205,901
                                                                                      ----------------
       Total investment income                                                               9,234,929
                                                                                      ----------------
EXPENSES:
    Investment advisory fee (Note 3)                                                         1,076,933
    Custody and accounting fees                                                                 69,313
    Transfer agent fees                                                                          5,009
    Audit                                                                                       24,471
    Legal                                                                                       12,796
    Trustee fees and expenses                                                                    8,923
    Shareholder reporting                                                                       23,714
    Insurance                                                                                    5,022
    Other                                                                                        3,129
                                                                                      ----------------
    Net expenses                                                                             1,229,310
                                                                                      ----------------
    Net investment income                                                                    8,005,619
                                                                                      ----------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES
CONTRACTS, OPTIONS CONTRACTS AND FOREIGN CURRENCY RELATED TRANSACTIONS
    Net realized gain (loss) on:
       Investments                                                                           2,418,592
       Futures contracts                                                                            --
       Options contracts                                                                            --
       Foreign currency related transactions                                                    24,883
                                                                                      ----------------
          Net realized gain (loss) on investments, futures contracts, options
            contracts and foreign currency related transactions                              2,443,475
                                                                                      ----------------
    Unrealized appreciation (depreciation) on investments, futures contracts, options contracts and foreign currency
          Beginning of year                                                                  3,765,113
          End of year                                                                         (729,630)
                                                                                      ----------------
    Net change in unrealized appreciation (depreciation) on investments, futures
       contracts, options contracts and foreign currency                                    (4,494,743)
                                                                                      ----------------
    Net realized and unrealized gain (loss) on investments, futures contracts,
       options contracts and foreign currency related transactions                          (2,051,268)
                                                                                      ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                            $ 5,954,351
                                                                                      ================

-------------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                                         $       179
(2)Interest income includes security lending income of:                                         25,492

                       See notes to financial statements

Salomon Strategic   Strategic     Travelers     Van Kampen
Total Return Bond    Equity     Managed Income  Enterprise
    Portfolio       Portfolio     Portfolio     Portfolio
-----------------  -----------  --------------  ----------
        $     469  $ 8,507,315     $        --  $  932,386
          818,946    1,429,017      10,577,752      39,577
-----------------  -----------  --------------  ----------
          819,415    9,936,332      10,577,752     971,963
-----------------  -----------  --------------  ----------
          121,766    3,851,653       1,821,285     531,693
           32,323      125,830          34,108      23,831
            4,713        5,006           5,104       4,893
           22,248       22,274          22,258      22,261
           12,688       14,143          14,908      13,329
           10,305       15,398          11,905       5,173
            8,942       19,174          15,174      26,372
            1,789       24,225           5,552       5,173
            2,050        2,181           8,913          --
-----------------  -----------  --------------  ----------
          216,824    4,079,884       1,939,207     632,725
-----------------  -----------  --------------  ----------
          602,591    5,856,448       8,638,545     339,238
-----------------  -----------  --------------  ----------

          371,802   25,602,638         833,358   3,609,871
            9,370           --              --          --
               --           --              --          --
            2,062     (118,567)             --          --
-----------------  -----------  --------------  ----------
          383,234   25,484,071         833,358   3,609,871
-----------------  -----------  --------------  ----------

          481,177   13,751,913       3,280,594   3,503,173
          (80,145)  14,424,515      (5,141,192)  7,408,795
-----------------  -----------  --------------  ----------
         (561,322)     672,602      (8,421,786)  3,905,622
-----------------  -----------  --------------  ----------
         (178,088)  26,156,673      (7,588,428)  7,515,493
-----------------  -----------  --------------  ----------
        $ 424,503  $32,013,121     $ 1,050,117  $7,854,731
=================  ===========  ==============  ==========

----------------------------------------------------------
        $      --  $    85,618     $        --  $    1,581
               --      432,743              --       2,025

                       See notes to financial statements

THE TRAVELERS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

OCTOBER 31, 2005

                                                          AIM                                MFS
                                              Capital Appreciation Portfolio       Total Return portfolio
                                              -----------------------------    ------------------------------
                                               Year Ended      Year Ended        Year Ended      Year Ended
                                               October 31,     October 31,       October 31,     October 31,
                                                  2005            2004*             2005            2004*
                                              -------------------------------  -------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)               $    821,677    $   (382,450)    $   30,851,491  $   24,511,979
   Net realized gain (loss) on investments,
       futures contracts, options contracts
       and foreign currency related
       transactions                             14,630,890      11,819,139         63,621,378      67,430,520
   Net change in unrealized appreciation
       (depreciation) on investments,
       futures contracts, options contracts
       and foreign currency related
       transactions                             10,233,353      (3,853,039)       (22,729,013)     23,535,893
                                               ------------   ------------     --------------  --------------
   Net increase (decrease) in net assets
       resulting from operations                25,685,920       7,583,650         71,743,856     115,478,392
                                               ------------   ------------     --------------  --------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                     (322,782)             --        (31,800,072)    (22,438,758)
   From net realized gains                              --              --        (32,429,912)             --
                                               ------------   ------------     --------------  --------------
   Net decrease in net assets resulting from
       distributions                              (322,782)             --        (64,229,984)    (22,438,758)
                                               ------------   ------------     --------------  --------------
CAPITAL SHARE TRANSACTIONS (NOTES 4 AND 10):
   Proceeds from shares sold                    35,483,412      81,806,468        105,571,655      86,033,895
   Net asset value of shares issued through
       dividend reinvestment                       322,782              --         64,229,984      22,438,758
   Cost of shares repurchased                  (56,459,693)    (34,221,120)       (65,667,151)    (38,315,281)
                                               ------------   ------------     --------------  --------------
   Net increase (decrease) in net assets
       from capital share transactions         (20,653,499)     47,585,348        104,134,488      70,157,372
                                               ------------   ------------     --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS          4,709,639      55,168,998        111,648,360     163,197,006
   Net assets at beginning of year             233,622,541     178,453,543      1,160,156,354     996,959,348
                                               ------------   ------------     --------------  --------------
   Net assets at end of year                  $238,332,180    $233,622,541     $1,271,804,714  $1,160,156,354
                                               ============   ============     ==============  ==============
   Net assets at end of year includes
       undistributed (distributions in
       excess of) net investment income       $    509,074    $         --     $   23,735,526  $   21,872,798
                                               ============   ============     ==============  ==============

* Audited by other Independent Registered Public Accounting Firm. (Note 15)

                       See notes to financial statements

          Pioneer                   Salomon Strategic
Strategic Income Portfolio      Total Return Bond Portfolio     Strategic Equity Portfolio
--------------------------      --------------------------      --------------------------
 Year Ended    Year Ended       Year Ended    Year Ended         Year Ended    Year Ended
 October 31,   October 31,      October 31,   October 31,        October 31,   October 31,
    2005          2004*            2005          2004*              2005          2004*
----------------------------    ----------------------------    ---------------------------
$  8,005,619  $  6,101,917      $   602,591   $   841,792       $  5,856,448  $  4,350,288
   2,443,475     2,872,293          383,234       615,915         25,484,071    30,288,099

  (4,494,743)    2,161,849         (561,322)     (251,887)           672,602     9,523,067
------------  ------------  -    -----------   -----------  -   ------------  ------------
   5,954,351    11,136,059          424,503     1,205,820         32,013,121    44,161,454
------------  ------------  -    -----------   -----------  -   ------------  ------------
  (7,620,245)   (8,542,499)        (938,016)   (1,228,728)        (7,201,167)           --
          --            --               --            --                 --            --
------------  ------------  -    -----------   -----------  -   ------------  ------------
  (7,620,245)   (8,542,499)        (938,016)   (1,228,728)        (7,201,167)           --
------------  ------------  -    -----------   -----------  -   ------------  ------------
  79,604,243    12,560,775          680,330     1,406,864          1,089,216     1,522,056
   7,620,245     8,542,499          938,016     1,228,728          7,201,167            --
  (6,091,546)  (17,203,671)      (3,951,875)   (7,295,139)       (91,950,765)  (87,338,249)
------------  ------------  -    -----------   -----------  -   ------------  ------------
  81,132,942     3,899,603       (2,333,529)   (4,659,547)       (83,660,382)  (85,816,193)
------------  ------------  -    -----------   -----------  -   ------------  ------------
  79,467,048     6,493,163       (2,847,042)   (4,682,455)       (58,848,428)  (41,654,739)
 106,981,565   100,488,402       16,552,539    21,234,994        507,896,093   549,550,832
------------  ------------  -    -----------   -----------  -   ------------  ------------
$186,448,613  $106,981,565      $13,705,497   $16,552,539       $449,047,665  $507,896,093
============  ============  =    ===========   ===========  =   ============  ============
$  7,361,416  $  6,039,069      $   489,144   $   728,377       $  2,696,076  $  4,340,700
============  ============  =    ===========   ===========  =   ============  ============


                       See notes to financial statements

THE TRAVELERS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

OCTOBER 31, 2005

                                                       Travelers                      Van Kampen
                                               Managed Income Portfolio          Enterprise Portfolio
                                              --------------------------      --------------------------
                                               Year Ended    Year Ended        Year Ended    Year Ended
                                               October 31,   October 31,       October 31,   October 31,
                                                  2005          2004*             2005          2004*
                                              ----------------------------    ---------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)               $  8,638,545  $  8,271,956      $    339,238  $    228,592
   Net realized gain (loss) on investments,
       futures contracts, options
       contracts and foreign currency
       related transactions                        833,358       474,777         3,609,871     9,114,312
   Net change in unrealized appreciation
       (depreciation) on investments,
       futures contracts, options contracts
       and foreign currency related
       transactions                             (8,421,786)    2,195,501         3,905,622    (9,035,638)
                                              ------------  ------------  -   ------------  ------------
   Net increase (decrease) in net assets
       resulting from operations                 1,050,117    10,942,234         7,854,731       307,266
                                              ------------  ------------  -   ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                  (13,026,736)  (10,421,800)         (440,542)     (134,925)
   From net realized gains                              --            --                --            --
                                              ------------  ------------  -   ------------  ------------
   Net decrease in net assets resulting from
       distributions                           (13,026,736)  (10,421,800)         (440,542)     (134,925)
                                              ------------  ------------  -   ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTES 4 AND 10):
   Proceeds from shares sold                    23,995,069    40,399,247         3,620,309     1,291,178
   Net asset value of shares issued through
       dividend reinvestment                    13,026,736    10,421,800           440,542       134,925
   Cost of shares repurchased                  (29,836,550)  (25,644,982)      (20,224,023)  (18,943,158)
                                              ------------  ------------  -   ------------  ------------
   Net increase (decrease) in net assets
       from capital share transactions           7,185,255    25,176,065       (16,163,172)  (17,517,055)
                                              ------------  ------------  -   ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS         (4,791,364)   25,696,499        (8,748,983)  (17,344,714)
   Net assets at beginning of year             278,073,808   252,377,309        79,285,726    96,630,440
                                              ------------  ------------  -   ------------  ------------
   Net assets at end of year                  $273,282,444  $278,073,808      $ 70,536,743  $ 79,285,726
                                              ============  ============  =   ============  ============
   Net assets at end of year includes
       undistributed (distributions
       in excess of) net investment income    $  7,660,831  $  7,500,405      $     70,192  $    171,496
                                              ============  ============  =   ============  ============

* Audited by other Independent Public Accounting Firm. (Note 15)

                       See notes to financial statements

                     (THIS PAGE INTENTIONALLY LEFT BLANK)

THE TRAVELERS SERIES TRUST

FINANCIAL HIGHLIGHTS


                                              NET ASSET                NET REALIZED/             DIVIDENDS  DISTRIBUTIONS
                                              VALUE                    UNREALIZED     TOTAL FROM FROM NET   FROM NET
                                              BEGINNING NET INVESTMENT GAIN (LOSS) ON INVESTMENT INVESTMENT REALIZED
SELECTED PER SHARE DATA FOR THE YEAR ENDED:   OF YEAR   INCOME (LOSS)  INVESTMENTS    OPERATIONS INCOME     CAPITAL GAINS
AIM CAPITAL APPRECIATION PORTFOLIO            --------- -------------- -------------- ---------- ---------- -------------

  10/31/2005                                   $ 9.98    $   0.04 (a)  $    1.10 (a)   $   1.14   $ (0.01)     $    --
  10/31/2004**                                   9.63          (0.02)           0.37       0.35         --          --
  10/31/2003**                                   8.04          (0.02)           1.61       1.59         --          --
  10/31/2002**                                   9.11          (0.03)         (1.04)     (1.07)         --          --
  10/31/2001**                                  21.73          (0.02)         (8.72)     (8.74)         --      (3.88)
----------------------------------            --------- -------------- -------------- ---------- ---------- -------------
MFS TOTAL RETURN PORTFOLIO                    --------- -------------- -------------- ---------- ---------- -------------

  10/31/2005                                   $17.19    $   0.42 (a)  $    0.61 (a)   $   1.03   $ (0.46)     $(0.47)
  10/31/2004**                                  15.77            0.36           1.41       1.77     (0.35)          --
  10/31/2003**                                  14.44            0.34           1.49       1.83     (0.50)          --
  10/31/2002**                                  16.08        0.39 (c)      (0.98)(c)     (0.59)     (0.44)      (0.61)
  10/31/2001**                                  17.16            0.42         (0.42)    (0.00)+     (0.48)      (0.60)
----------------------------------            --------- -------------- -------------- ---------- ---------- -------------
PIONEER STRATEGIC INCOME PORTFOLIO            --------- -------------- -------------- ---------- ---------- -------------

  10/31/2005                                   $ 9.73    $   0.53 (a)  $   (0.04)(a)   $   0.49   $ (0.66)     $    --
  10/31/2004**                                   9.53        0.57 (a)       0.48 (a)       1.05     (0.85)          --
  10/31/2003**                                   8.94        0.63 (a)       1.04 (a)       1.67     (1.08)          --
  10/31/2002**                                   9.94        1.14 (c)      (0.94)(c)       0.20     (1.20)          --
  10/31/2001**                                  10.31            0.93         (0.47)       0.46     (0.83)          --
----------------------------------            --------- -------------- -------------- ---------- ---------- -------------
SALOMON STRATEGIC TOTAL RETURN BOND PORTFOLIO --------- -------------- -------------- ---------- ---------- -------------

  10/31/2005                                   $11.16    $   0.43 (a)  $   (0.14)(a)   $   0.29   $ (0.66)     $    --
  10/31/2004**                                  11.10        0.48 (a)       0.25 (a)       0.73     (0.67)          --
  10/31/2003**                                  10.13        0.54 (a)       0.93 (a)       1.47     (0.50)          --
  10/31/2002**                                  10.27     0.51 (a)(c)   (0.17)(a)(c)       0.34     (0.48)          --
  10/31/2001**                                   9.89        0.58 (a)       0.48 (a)       1.06     (0.68)          --
----------------------------------            --------- -------------- -------------- ---------- ---------- -------------
STRATEGIC EQUITY PORTFOLIO                    --------- -------------- -------------- ---------- ---------- -------------

  10/31/2005                                   $16.44    $   0.21 (a)  $    0.92 (a)   $   1.13   $ (0.24)     $    --
  10/31/2004**                                  15.16            0.14           1.14       1.28         --          --
  10/31/2003**                                  12.59          (0.03)           2.62       2.59     (0.02)          --
  10/31/2002**                                  16.67            0.04         (4.05)     (4.01)     (0.07)          --
  10/31/2001**                                  28.63            0.07         (8.60)     (8.53)     (0.05)      (3.38)
----------------------------------            --------- -------------- -------------- ---------- ---------- -------------
TRAVELERS MANAGED INCOME PORTFOLIO            --------- -------------- -------------- ---------- ---------- -------------

  10/31/2005                                   $11.84    $   0.35 (a)  $   (0.31)(a)   $   0.04   $ (0.55)     $    --
  10/31/2004**                                  11.84            0.36           0.12       0.48     (0.48)          --
  10/31/2003**                                  11.38        0.50 (a)       0.69 (a)       1.19     (0.68)      (0.05)
  10/31/2002**                                  12.57     0.56 (a)(c)   (1.07)(a)(c)     (0.51)     (0.63)      (0.05)
  10/31/2001**                                  11.58        0.71 (a)       0.83 (a)       1.54     (0.55)          --
----------------------------------            --------- -------------- -------------- ---------- ---------- -------------
VAN KAMPEN ENTERPRISE PORTFOLIO               --------- -------------- -------------- ---------- ---------- -------------

  10/31/2005                                   $11.02    $   0.05 (a)  $    1.10 (a)   $   1.15   $ (0.06)     $    --
  10/31/2004**                                  11.03            0.03         (0.02)       0.01     (0.02)          --
  10/31/2003**                                   9.40            0.01           1.67       1.68     (0.05)          --
  10/31/2002**                                  11.81            0.05         (2.42)     (2.37)     (0.04)          --
  10/31/2001**                                  25.60            0.03         (9.05)     (9.02)    (0.00)+      (4.77)
----------------------------------            --------- -------------- -------------- ---------- ---------- -------------

* Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate account such as administration fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown.
** Audited by other Independent Public Accounting Firm. (Note 15)
+ Rounds to less than $0.005 per share
(a) Per share amounts based on average shares outstanding during the year.
(b) The investment manager waived a portion of its management fee for the year ended October 31, 2004. The actual expense ratios did not change due to these waivers for any portfolio except Salomon Brothers Strategic Total Return Portfolio. If such fee was not waived, the actual expense ratio would have been 1.25%.
(c) Effective November 1, 2001, the Portfolio adopted a change in the accounting method that requires the Portfolio to amortize premiums and accrete all discounts. Per share information, ratios and supplemental data for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation. Without the adoption of this change, for the year ended October 31, 2002, those amounts would have been $0.40, $0.99 and 2.91% for net investment income, net realized and unrealized loss and the ratio net investment income to average net assets, respectively for the MFS Total Return Portfolio. Without the adoption of this change, for the year ended October 31, 2002, those amounts would have been $1.16, $(0.96) and 8.42% for net investment income, net realized and unrealized loss and the ratio net investment income to average net assets, respectively for the Pioneer Strategic Income Portfolio. Without the adoption of this change, for the year ended October 31, 2002, those amounts would have been $0.52, $0.18 and 5.04% for net investment income, net realized and unrealized loss and the ratio net investment income to average net assets, respectively for the Salomon Strategic Total Return Portfolio. Without the adoption of this change, for the year ended October 31, 2002, those amounts would have been $0.60, $1.11 and 5.02% for net investment income, net realized and unrealized loss and the ratio net investment income to average net assets, respectively for the Travelers Managed Income Portfolio.
(d) Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 498%, 414% and 376% for the years ended October 31, 2005, 2004 and 2003, respectively.

                       See notes to financial statements

                                                                 RATIO OF NET
                                                     RATIO OF    INVESTMENT
              NET ASSET               NET ASSETS END EXPENSES TO INCOME (LOSS)
TOTAL         VALUE END               OF YEAR        AVERAGE NET TO AVERAGE NET PORTFOLIO
DISTRIBUTIONS OF YEAR   TOTAL RETURN* (IN MILLIONS)  ASSETS      ASSETS         TURNOVER RATE
------------- --------- ------------- -------------- ----------- -------------- -------------

   $(0.01)     $11.11      11.47 %        $  238         0.85%       0.34 %           83%
        --       9.98         3.63           234       0.85(b)       (0.18)           71
        --       9.63        19.78           178          0.85       (0.25)           49
        --       8.04      (11.75)           172          0.85       (0.28)           65
    (3.88)       9.11      (43.36)           224          0.83       (0.20)           77
---------     --------- ------------- -------------- ----------- -------------- -------------
------------- --------- ------------- -------------- ----------- -------------- -------------

   $(0.93)     $17.29       6.09 %        $1,272         0.79%       2.45 %           47%
    (0.35)      17.19        11.36         1,160       0.82(b)         2.25           66
    (0.50)      15.77        13.05           997          0.82         2.37           49
    (1.05)      14.44       (3.59)           830          0.83      2.81(c)           81
    (1.08)      16.08       (0.22)           804          0.83         3.08           88
---------     --------- ------------- -------------- ----------- -------------- -------------
------------- --------- ------------- -------------- ----------- -------------- -------------

   $(0.66)     $ 9.56       5.17 %        $  186         0.86%       5.58 %           37%
    (0.85)       9.73        11.66           107       0.90(b)         6.19           56
    (1.08)       9.53        20.56           100          1.00         7.05          141
    (1.20)       8.94         2.00            97          0.93      8.24(c)          208
    (0.83)       9.94         4.60           128          0.90         8.83          150
---------     --------- ------------- -------------- ----------- -------------- -------------
------------- --------- ------------- -------------- ----------- -------------- -------------

   $(0.66)     $10.79       2.67 %        $   14         1.42%       3.96 %           42%(d)
    (0.67)      11.16         6.83            17       1.24(b)         4.47           42(d)
    (0.50)      11.10        15.10            21          1.20         5.06           68(d)
    (0.48)      10.13         3.36            21          1.24      4.95(c)          385
    (0.68)      10.27        10.99            18          1.23         5.69          448
---------     --------- ------------- -------------- ----------- -------------- -------------
------------- --------- ------------- -------------- ----------- -------------- -------------

   $(0.24)     $17.33       6.85 %        $  449         0.85%       1.23 %          220%
        --      16.44         8.44           508       0.85(b)         0.81          213
    (0.02)      15.16        20.57           550          0.84       (0.20)          167
    (0.07)      12.59      (24.05)           516          0.83         0.19          100
    (3.43)      16.67      (32.05)           845          0.82         0.31           46
---------     --------- ------------- -------------- ----------- -------------- -------------
------------- --------- ------------- -------------- ----------- -------------- -------------

   $(0.55)     $11.33       0.35 %        $  273         0.69%       3.08 %           95%
    (0.48)      11.84         4.19           278       0.69(b)         3.10          123
    (0.73)      11.84        10.85           252          0.68         4.34          163
    (0.68)      11.38       (4.06)           208          0.69      4.68(c)          177
    (0.55)      12.57        13.50           221          0.68         5.76          194
---------     --------- ------------- -------------- ----------- -------------- -------------
------------- --------- ------------- -------------- ----------- -------------- -------------

   $(0.06)     $12.11      10.48 %        $   71         0.83%       0.45 %           57%
    (0.02)      11.02         0.05            79       0.80(b)         0.26          157
    (0.05)      11.03        17.93            97          0.80         0.13          123
    (0.04)       9.40      (20.07)           100          0.76         0.30           87
    (4.77)      11.81      (37.52)           165          0.74         0.18          107
---------     --------- ------------- -------------- ----------- -------------- -------------

                       See notes to financial statements

                          THE TRAVELERS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               OCTOBER 31, 2005


1. ORGANIZATION

Travelers Series Trust (the "Trust"), a Massachusetts business trust, is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). On July 1, 2005, the Trust succeeded to the operations of seven portfolios of Travelers Series Fund, Inc., a Maryland corporation ("Travelers Series Fund, Inc."). Each of the AIM Capital Appreciation Portfolio, MFS Total Return Portfolio, Pioneer Strategic Income Portfolio, Salomon Brothers Strategic Total Return Bond Portfolio (which is non-diversified), Strategic Equity Portfolio, Travelers Managed Income Portfolio and Van Kampen Enterprise Portfolio was formerly a portfolio of Travelers Series Fund. Shares of the Trust are offered exclusively for use with certain variable annuity and variable life insurance contracts offered through the separate accounts of various affiliated life insurance companies.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

(A) SECURITY VALUATION - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price. Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolios may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing equity securities, a Portfolio may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Portfolio calculates its net asset value. Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund. In the case of any securities which are not actively trading or are restricted as to resale, reliable market quotations may not be considered to be readily available. These investments are stated at fair value as determined under the direction of the Board of Trustees. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

(B) SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolios may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolios segregate assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

(C) INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolios determine the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

(D) FEDERAL INCOME TAXES - It is the Portfolios' policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended ("the Code"), applicable to regulated investment companies. Accordingly, the Portfolios intend to distribute substantially all of their taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolios' financial statements. It is also the Portfolios' policy to comply with the diversification requirements of the Code so that variable annuity and variable life contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences.

                          THE TRAVELERS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               OCTOBER 31, 2005



2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

The Portfolios utilize the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At October 31, 2005, the accumulated capital loss carryforwards and expiration dates by the Portfolios were as follows:

                                    Expiring   Expiring   Expiring     Expiring    Expiring    Expiring   Expiring
Portfolio                          12/31/2007 12/31/2008 12/31/2009   12/31/2010  12/31/2011  12/31/2012 12/31/2013
---------                          ---------- ---------- ----------- ------------ ----------- ---------- ----------

AIM Capital Appreciation Portfolio $       -- $       -- $13,282,680 $ 25,303,918 $11,887,038  $     --  $       --

MFS Total Return Portfolio                 --         --          --           --          --        --          --

Pioneer Strategic Income Portfolio  4,613,853  3,076,895   7,414,445   11,398,536   2,263,562        --          --

Salomon Brothers Strategic Total
  Return Bond Portfolio               435,020    938,295      42,124       19,636          --        --          --

Strategic Equity Portfolio                 --         --          --  207,061,308          --        --          --

Travelers Managed Income Portfolio         --         --          --           --   4,796,406   532,995   3,630,067

Van Kampen Enterprise Portfolio            --         --  24,042,500   34,687,599   8,209,090        --          --

(E) DISTRIBUTION OF INCOME AND GAINS - Each Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

(F) FUTURES CONTRACTS - A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or as a temporary substitute for purchasing or selling specific securities.

Upon entering into a futures contract, the Portfolios are required to make initial margin deposits with the broker or segregate liquid investments to satisfy the broker's margin requirements. Initial margin deposits are recorded as assets and held in a segregated account at the custodian. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" the contract on a daily basis to reflect the value of the contract's settlement price at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities to the broker depending upon whether unrealized gains or losses, respectively, are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and its basis in the contract.

Risks of entering into futures contracts include the possibility that there may be an illiquid market and that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

(G) FORWARD FOREIGN CURRENCY CONTRACTS - The Portfolios may enter into forward foreign currency contracts to hedge their portfolio holdings against future movements in certain foreign currency exchange rates. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts to sell limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

(H) SECURITIES LENDING - The Portfolios may lend their securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the Agent), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio.

                          THE TRAVELERS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               OCTOBER 31, 2005



2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

(I) FOREIGN CURRENCY TRANSLATION - The books and records of the Portfolios' are maintained in U.S. dollars. Foreign currencies, investment and other assets and liabilities are translated into U.S. dollars on a daily basis using prevailing exchange rates. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

The Portfolio does not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, from changes in the exchange rates of foreign currency held, and from changes in the contract value of forward foreign currency contracts.

(J) REPURCHASE AGREEMENTS - The Portfolios may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

(K) FORWARD COMMITMENTS, WHEN-ISSUES AND DELAYED DELIVERY SECURITIES - All Portfolios may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account at the Portfolio's custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

(L) STRIPPED SECURITIES - MFS Total Return Portfolio, Pioneer Strategic Income Portfolio and Travelers Managed Income Portfolio may invest in "Stripped Securities," a term used collectively for certain structured fixed income securities. Stripped securities can be principal only securities ("PO"), which are debt obligations that have been stripped of unmatured interest coupons or interest only securities ("IO"), which are unmatured interest coupons that have been stripped from debt obligations. Stripped Securities do not make periodic payments of interest prior to maturity. As is the case with all securities, the market value of Stripped Securities will fluctuate in response to changes in economic conditions, interest rates and the market's perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that currently pay interest. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IOs' is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Porfolios may not fully recoup the initial investment in IOs'.

(M) MORTGAGE DOLLAR ROLLS - Salomon Brothers Strategic Total Return Bond Portfolio may enter into dollar rolls in which the Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by a fee paid by the counterparty, often in the form of a drop in the repurchase price of the securities. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred and realized upon disposition of the rolled security. The average monthly balance of dollar rolls outstanding during the year ended October 31, 2005 was approximately $5,507,940 for the Salomon Brothers Strategic Total Return Bond Portfolio.

The risk of entering into a mortgage dollar roll is that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Portfolios' use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities.

(N) FUND CONCENTRATION - The investments by Salomon Brothers Strategic Total Return Bond Portfolio in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the

                          THE TRAVELERS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               OCTOBER 31, 2005



2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

value of the investments and earnings of Salomon Brothers Strategic Total Return Bond Portfolio. Foreign investments may also subject Salomon Brothers Strategic Total Return Bond Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

(O) CREDIT AND MARKET RISK - MFS Total Return Portfolio, Pioneer Strategic Income Portfolio, Salomon Brothers Strategic Total Return Bond Portfolio and Travelers Managed Income Portfolio may invest in high yield instruments that are subject to certain credit and market risks. The yields of high yield instruments reflect, among other things, perceived credit risk. The Portfolios' investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(P) LOAN PARTICIPATIONS - Pioneer Strategic Income Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolios' investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Portfolio may not benefit directly from any collateral supporting the loan in which they have purchased the participation.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

(Q) OPTIONS - Certain Portfolios may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio's exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio's exposure to the underlying instrument, or hedge other Portfolio investments.

For options purchased to hedge the Portfolio's investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market, or if the counter party is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Travelers Investment Adviser, Inc. ("TIA") manages the investment operations of AIM Capital Appreciation Portfolio, MFS Total Return Portfolio, Pioneer Strategic Income Portfolio, Salomon Brothers Strategic Total Return Bond Portfolio, Strategic Equity Portfolio and Van Kampen Enterprise Portfolio, (each a "TIA Portfolios" and collectively the "TIA Portfolios") pursuant to management agreements entered into by the Trust on behalf of each TIA Portfolio. Effective July 1, 2005, TIA became an indirect wholly owned subsidiary of MetLife, Inc. Prior to that date, TIA was an indirect wholly-owned subsidiary of Citigroup, Inc. ("Citigroup"). TIA has entered into sub-advisory agreements with AIM Capital Management, Inc., Massachusetts Financial Services Company, Pioneer Investment Management, Inc., Fidelity Management & Research Co., Van Kampen Asset Management and Salomon Brothers Asset Management, Inc. (the "Advisers") for investment advisory services in connection with the investment management of the Portfolios.

Travelers Asset Management International Company LLC ("TAMIC") serves as investment adviser to the Travelers Managed Income Portfolio. TAMIC is a registered investment adviser that has provided investment advisory services since its incorporation in 1978. Effective July 1, 2005, TAMIC became an indirect wholly owned subsidiary of MetLife, Inc. Prior to that date, TAMIC was an indirect wholly-owned subsidiary of Citigroup. On July 1, 2005, Salomon Brothers Asset Management Inc ("SaBAM") began to perform subadvisory services under a subadvisory agreement between TAMIC and SaBAM for Travelers Managed Income Portfolio.

TIA acts as administrator to the AIM Capital Appreciation Portfolio, MFS Total Return Portfolio, Pioneer Strategic Income Portfolio, Salomon Brothers Strategic Total Return Bond Portfolio, Strategic Equity Portfolio and Van Kampen Enterprise Portfolio. TAMIC acts as administrator to the Travelers Managed Income Portfolio.

The administrators have entered into a sub-administrative service agreement with State Street Bank and Trust Company ("State Street"), as of July 1, 2005, to serve as sub-administrator to the Portfolios. Smith Barney Fund Management LLC ("SBFM") served as sub-administrator to the Portfolios until June 30, 2005 and was paid a fee by TIA and TAMIC calculated at an annual rate of 0.10% of the Portfolios' average daily net assets.

Subject to the supervision and direction of the Trustees of the Trust, the Manager supervises the Advisers and has full discretion with respect to the retention or renewal of the advisory agreements. The Manager pays the Advisers a fee based on the Portfolio's average daily net assets.

                          THE TRAVELERS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               OCTOBER 31, 2005



3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

Under the terms of the Portfolios' investment advisory agreement, the Portfolios pay the Manager a monthly fee based upon annual rates applied to each of the Portfolios' average daily net assets as follows:

                                             Management Fees earned
                                               by Manager for the
                                                   Year ended
Portfolio                                       October 31, 2005    % per annum         Average Daily Assets
---------                                    ---------------------- ----------- ------------------------------------

AIM Capital Appreciation Portfolio                 $1,932,760           0.80%   All

MFS Total Return Portfolio                          9,717,086           0.80%   First $600 Million

                                                                       0.775%   Over $600 Million up to $900 Million

                                                                        0.75%   Over $900 Million up to $1.5 Billion

                                                                       0.725%   Over $1.5 Billion up to $2.5 Billion

                                                                       0.675%   Over $2.5 Billion

Pioneer Strategic Income Portfolio                  1,076,933           0.75%   All

Salomon Brothers Strategic Total Return Bond
  Portfolio                                           121,766           0.80%   All

Strategic Equity Portfolio                          3,851,653           0.80%   All

Travelers Managed Income Portfolio                  1,821,285           0.65%   All

Van Kampen Enterprise Portfolio                       531,693           0.70%   All

For the year ended October 31, 2005, AIM Capital Appreciation Portfolio, MFS Total Return Portfolio, Salomon Brothers Strategic Total Return Bond Portfolio, Strategic Equity Portfolio, Travelers Managed Income Portfolio and Van Kampen Enterprise Portfolio had a voluntary expense limitation in place of 1.25%, 1.25%, 1.50%, 1.25%, 1.25% and 1.50%, respectively. This limitation can be terminated at any time by TIA.

TIA has entered into a sub-advisory agreement with SaBAM, an indirect wholly-owned subsidiary of Legg Mason, Inc. Prior to December 1, 2005, SaBAM was an indirect wholly-owned subsidiary of Citigroup. Pursuant to the sub-advisory agreement, SaBAM is responsible for the day-to-day portfolio operations and investment decisions for Salomon Brothers Strategic Total Return Bond Portfolio and is compensated for such services by TIA at an annual rate of 0.375% of the average daily net assets of Salomon Brothers Strategic Total Return Bond Portfolio.

Prior to July 1, 2005, Citicorp Trust Bank, fsb. ("CTB"), another subsidiary of Citigroup, acted as the Portfolios' transfer agent. PFPC Inc. ("PFPC") acted as the Portfolios' sub-transfer agent. Effective July 1, 2005, PFPC became the Portfolios' transfer agent and is paid by TAMIC and TIA for transfer agent services. CTB received account fees and asset-based fees that varied according to the size and type of account. PFPC was responsible for shareholder recordkeeping and financial processing for all shareholder accounts and was paid by CTB. For the period ended June 30, 2005, each Portfolio paid transfer agent fees to CTB as follows:

         Portfolio                                              Total
         ---------                                              ------

         AIM Capital Appreciation Portfolio                     $3,284

         MFS Total Return Portfolio                              3,392

         Pioneer Strategic Income Portfolio                      3,334

         Salomon Brothers Strategic Total Return Bond Portfolio  3,044

         Strategic Equity Portfolio                              3,324

         Travelers Managed Income Portfolio                      3,318

         Van Kampen Enterprise Portfolio                         3,324

                          THE TRAVELERS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               OCTOBER 31, 2005



3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

For the year ended October 31, 2005, Citigroup Global Markets Inc. ("CGM"), an indirect wholly-owned subsidiary of Citigroup, and its affiliates received brokerage commissions as follows:

         Portfolio                                               Total
         ---------                                              -------

         AIM Capital Appreciation Portfolio                     $28,967

         MFS Total Return Portfolio                              13,220

         Pioneer Strategic Income Portfolio                          --

         Salomon Brothers Strategic Total Return Bond Portfolio      --

         Strategic Equity Portfolio                              86,848

         Travelers Managed Income Portfolio                          --

         Van Kampen Enterprise Portfolio                            198

4. SHARES OF BENEFICIAL INTEREST

The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of the Portfolios were as follows:

                                                                            SHARES ISSUED             NET INCREASE
                                                                            THROUGH                   (DECREASE)
                                                       BEGINNING  SHARES    DIVIDEND      SHARES      IN SHARES    ENDING
                                                       SHARES     SOLD      REINVESTMENT  REPURCHASED OUTSTANDING  SHARES
AIM CAPITAL APPRECIATION PORTFOLIO                     ---------- --------- ------------- ----------- ------------ ----------
  10/31/2005                                           23,420,686 3,341,204      30,138   (5,339,097) (1,967,755)  21,452,931
  10/31/2004                                           18,522,851 8,342,805          --   (3,444,970)   4,897,835  23,420,686
-------------------------------------                  ---------- --------- ------------- ----------- ------------ ----------
MFS TOTAL RETURN PORTFOLIO                             ---------- --------- ------------- ----------- ------------ ----------
  10/31/2005                                           67,488,682 6,108,117   3,751,751   (3,790,440)   6,069,428  73,558,110
  10/31/2004                                           63,201,460 5,224,464   1,385,108   (2,322,350)   4,287,222  67,488,682
-------------------------------------                  ---------- --------- ------------- ----------- ------------ ----------
PIONEER STRATEGIC INCOME PORTFOLIO                     ---------- --------- ------------- ----------- ------------ ----------
  10/31/2005                                           10,995,568 8,316,413     814,129     (631,103)   8,499,439  19,495,007
  10/31/2004                                           10,548,571 1,345,497     946,013   (1,844,513)     446,997  10,995,568
-------------------------------------                  ---------- --------- ------------- ----------- ------------ ----------
SALOMON BROTHERS STRATEGIC TOTAL RETURN BOND PORTFOLIO ---------- --------- ------------- ----------- ------------ ----------
  10/31/2005                                            1,482,707    62,779      87,912     (363,082)   (212,391)   1,270,316
  10/31/2004                                            1,912,402   129,079     115,157     (673,931)   (429,695)   1,482,707
-------------------------------------                  ---------- --------- ------------- ----------- ------------ ----------
STRATEGIC EQUITY PORTFOLIO                             ---------- --------- ------------- ----------- ------------ ----------
  10/31/2005                                           30,895,419    64,786     410,323   (5,457,285) (4,982,176)  25,913,243
  10/31/2004                                           36,245,051    94,460          --   (5,444,092) (5,349,632)  30,895,419
-------------------------------------                  ---------- --------- ------------- ----------- ------------ ----------
TRAVELERS MANAGED INCOME PORTFOLIO                     ---------- --------- ------------- ----------- ------------ ----------
  10/31/2005                                           23,484,047 2,094,601   1,156,904   (2,618,525)     632,980  24,117,027
  10/31/2004                                           21,313,793 3,469,389     907,032   (2,206,167)   2,170,254  23,484,047
-------------------------------------                  ---------- --------- ------------- ----------- ------------ ----------
VAN KAMPEN ENTERPRISE PORTFOLIO                        ---------- --------- ------------- ----------- ------------ ----------
  10/31/2005                                            7,194,756   303,957      37,176   (1,713,448) (1,372,315)   5,822,441
  10/31/2004                                            8,761,608   114,164      11,815   (1,692,831) (1,566,852)   7,194,756
-------------------------------------                  ---------- --------- ------------- ----------- ------------ ----------

                          THE TRAVELERS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               OCTOBER 31, 2005


5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended October 31, 2005 were as follows:

                                                                  Purchase                        Sales
-                                                      ------------------------------ ------------------------------
Portfolio                                              U.S. Government Non-Government U.S. Government Non-Government
---------                                              --------------- -------------- --------------- --------------

AIM Capital Appreciation Portfolio                      $         --    $194,789,679   $         --   $  217,012,808

MFS Total Return Portfolio                               198,090,684     505,439,120    139,880,344      434,853,844

Pioneer Strategic Income Portfolio                        69,955,296      61,378,180     12,319,245       38,223,870

Salomon Brothers Strategic Total Return Bond Portfolio     3,304,944       3,005,978        719,251        5,485,985

Strategic Equity Portfolio                                 7,797,192     990,617,034      1,567,097    1,088,902,707

Travelers Managed Income Portfolio                       184,501,546      81,893,158    169,733,567       76,682,455

Van Kampen Enterprise Portfolio                                   --      42,730,042             --       57,346,556

At October 31, 2005, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for each Portfolio was as follows:

                                                                         Gross        Gross      Net Unrealized
                                                       Federal Income  Unrealized   Unrealized   Appreciation/
Portfolio                                                 Tax Cost    Appreciation Depreciation  (Depreciation)
---------                                              -------------- ------------ ------------  --------------

AIM Capital Appreciation Portfolio                     $  222,999,342 $37,003,001  $ (3,689,810)  $33,313,191

MFS Total Return Portfolio                              1,413,914,954  83,351,435   (41,870,598)   41,480,837

Pioneer Strategic Income Portfolio                        220,658,762   5,308,043    (6,485,115)   (1,177,072)

Salomon Brothers Strategic Total Return Bond Portfolio     19,143,372     378,004      (546,525)     (168,521)

Strategic Equity Portfolio                                480,699,968  22,539,426   (10,364,602)   12,174,824

Travelers Managed Income Portfolio                        277,794,616     860,738    (8,321,660)   (7,460,922)

Van Kampen Enterprise Portfolio                            66,068,004   9,012,756    (1,673,309)    7,339,447

6. SECURITIES LENDING

As of October 31, 2005, certain Portfolios had loaned securities which were collateralized by short term investments. The value of securities on loan and the value of the related collateral were as follows:

                                                         Value of     Value of
                                                        Securities   Collateral
                                                       ------------ ------------

AIM Capital Appreciation Portfolio                     $ 19,277,457 $ 19,752,473

MFS Total Return Portfolio                              131,693,545  186,909,499

Pioneer Strategic Income Portfolio                       36,168,819   36,905,531

Salomon Brothers Strategic Total Return Bond Portfolio           --           --

Strategic Equity Portfolio                               42,574,946   43,982,109

Travelers Managed Income Portfolio                               --           --

Van Kampen Enterprise Portfolio                           2,673,059    2,736,135

                          THE TRAVELERS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               OCTOBER 31, 2005



7. FUTURES CONTRACTS

The futures contracts outstanding as of October 31, 2005 and the description and unrealized appreciation or depreciation were as follows:

SALOMON STRATEGIC TOTAL RETURN PORTFOLIO

                                                                            Unrealized
                                                   Number of   Notional   Appreciation/
Description                        Expiration Date Contracts    Value     (Depreciation)
-----------                        --------------- --------- ------------ --------------
U.S. Treasury Notes 10 yrs Futures    12/20/05         1     $(2,011,922)    $42,681
U.S. Treasury Notes 5 yrs Futures     12/20/05        19        (108,453)      1,090
                                                                             -------
                                                                              43,771

8. FORWARD FOREIGN CURRENCY CONTRACTS

Open forward foreign currency contracts at October 31, 2005, were as follows:

PIONEER STRATEGIC INCOME PORTFOLIO

Forward Foreign Currency Contracts to Sell:

                                                                 Net Unrealized
                                        Value at     In Exchange Appreciation/
Settlement Date Contacts to Deliver October 31, 2005 for U.S. $  (Depreciation)
--------------- ------------------- ---------------- ----------- --------------

  12/13/2005         3,571,000         $2,666,498     2,739,671     $73,173

  12/1/2005          1,050,000            890,742       891,636         894

  11/3/2005          2,907,000          3,487,510     3,497,906      10,397
                                                                    -------

                                                                     84,463

9. COMMISSION RECAPTURE PROGRAM

In addition to trade execution, many of the brokers with whom FMR places trades pay for certain expenses of Strategic Equity Portfolio or provide other services. During the year ended October 31, 2005, Strategic Equity Portfolio received cash rebates from these brokers in lieu of additional services or expense reductions. The amounts of these rebates, included in realized gains in the statement of operations, is noted below.

                                                Brokerage
                                                 Service
                                               Arrangements
                                               ------------

                    Strategic Equity Portfolio   $810,469

Certain amounts on the prior year statement of changes in net assets with respect to this arrangement have been reclassified to conform with the current year presentation.

10. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the period ended October 31, 2005 and 2004 were as follows:

                                                 Ordinary Income     Long-Term Capital Gain          Total
-                                            ----------------------- ---------------------- -----------------------
                                                2005        2004        2005         2004      2005        2004
-                                            ----------- -----------  -----------  ------   ----------- -----------

AIM Capital Appreciation Portfolio           $   322,782 $        -- $        --    $--     $   322,782 $        --

MFS Total Return Portfolio                    31,800,072  22,438,758  32,429,912     --      64,229,984  22,438,758

Pioneer Strategic Income Portfolio             7,620,245   8,542,499          --     --       7,620,245   8,542,499

Salomon Brothers Strategic Total Return Bond
  Portfolio                                      938,016   1,228,728          --     --         938,016   1,228,728

Strategic Equity Portfolio                     7,201,167          --          --     --       7,201,167          --

Travelers Managed Income Portfolio            13,026,736  10,421,800          --     --      13,026,736  10,421,800

Van Kampen Enterprise Portfolio                  440,542     134,925          --     --         440,542     134,925

                          THE TRAVELERS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               OCTOBER 31, 2005



10. DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED

As of October 31, 2005, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                             Undistributed Undistributed   Unrealized
                                               Ordinary      Long-Term    Appreciation  Loss Carryforwards
                                                Income         Gain      (Depreciation)   and Deferrals        Total
-                                            ------------- ------------- -------------- ------------------ -------------

AIM Capital Appreciation Portfolio            $   509,074   $        --   $33,316,086     $ (50,473,636)   $ (16,648,476)

MFS Total Return Portfolio                     38,152,383    49,909,295    41,481,314                --      129,542,992

Pioneer Strategic Income Portfolio              8,052,511            --    (1,340,744)      (28,767,291)     (22,055,524)

Salomon Brothers Strategic Total Return Bond
  Portfolio                                       517,579            --      (124,643)       (1,435,075)      (1,042,139)

Strategic Equity Portfolio                      2,696,323            --    12,175,993      (207,061,308)    (192,188,992)

Travelers Managed Income Portfolio              9,895,370            --    (7,460,922)       (8,959,468)      (6,525,020)

Van Kampen Enterprise Portfolio                    70,192            --     7,339,447       (66,939,189)     (59,529,550)

11. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

12. ADDITIONAL INFORMATION

On May 31, 2005, the U.S. Securities and Exchange Commission ("SEC") issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC ("SBFM") and Citigroup Global Markets Inc. ("CGMI") relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the "Funds"), which included the Portfolios at that time. Prior to June 30, 2005, the Portfolios' managers, TIA or TAMIC, were wholly-owned subsidiaries of Citigroup and the Portfolios were considered to be in part of the Smith Barney family of mutual funds.

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 ("Advisers Act"). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group ("First Data"), the Funds' then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management ("CAM"), the Citigroup business unit that included the Portfolios' investment manager at that time and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds' boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds' best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan to be prepared by Citigroup and submitted within 90 days of the entry of the order for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made.

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                         NOTES TO FINANCIAL STATEMENTS
                               OCTOBER 31, 2005



The Portfolios were liable for excise tax payments resulting from the timing of required distribution payments made to taxable shareholders for the years 1999-2001. SBFM indemnified the Portfolios for any associated excise tax as well as any interest and penalties or any other costs. Subsequent to June 30, 2005, SBFM has filed all past excise tax returns and made certain tax payments on behalf of the Portfolios. The Portfolios' net asset values were not impacted by the outcome of this matter.

13. LEGAL MATTERS

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (the "Distributor") and a number of its affiliates, including Smith Barney Fund Management LLC and Salomon Brothers Asset Management, Inc. (the "Advisers"), substantially all of the mutual funds managed by the Advisers, including the Fund (the "Funds"), and directors or trustees of the Funds (collectively, the "Defendants"). The complaints alleged, among other things, that the Distributor created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to the Distributor for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds' contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys' fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the "Complaint") was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, Citigroup Asset Management believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this report, Citigroup Asset Management and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

14. RE-ORGANIZATION

On July 1, 2005, MetLife, Inc., a Delaware corporation ("MetLife"), acquired all of the outstanding shares of capital stock of certain indirect subsidiaries held by Citigroup including Travelers Insurance Company ("TIC"), The Travelers Life and Annuity Company, a wholly owned subsidiary of TIC and certain other domestic insurance companies of Citigroup and substantially all of Citigroup's international insurance businesses for $11.8 billion. The sale also included TIC's affiliated investment advisers, TAMIC and TIA, which serve as the investment advisers to the Portfolios.

TIC filed a Form 8-K Current Report with The United States Securities and Exchange Commission on July 8, 2005, with additional information about the transaction.

On July 1, 2005, SaBAM began to perform subadvisory service under a subadvisory agreement between TAMIC and SaBAM for Travelers Managed Income Portfolio.

Also effective July 1, 2005, PFPC Inc. replaced CTB as transfer agent for the Portfolios; and State Street Bank and Trust Company replaced SBFM as sub-administrator for the Portfolios.

15. CHANGE OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Based on the recommendation of the Audit Committee of the Portfolios, the Board of Trustees determined not to retain KPMG LLP ("KPMG") as the Portfolios' Independent Auditor, and voted to appoint Deloitte & Touche LLP as the Portfolios' Independent Auditor for the fiscal year ended October 31, 2005, effective July 1, 2005. During the two most recent fiscal years and through June 30, 2005, the date the Board of Trustees notified KPMG of their decision not to retain them as the Portfolios' auditor, KPMG's audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified as to uncertainty, audit scope or accounting principles. Further, there were no disagreements between the Portfolios and KPMG on accounting principles, financial statements disclosure or audit scope, which, if not resolved to the satisfaction of KPMG, would have caused them to make reference to the disagreement in their reports.

16. OTHER MATTERS

On December 1, 2005, Legg Mason, Inc. ("Legg Mason") and Citigroup announced that they had completed their previously announced transaction that resulted in Legg Mason acquiring substantially all of Citigroup's asset management business. As a result, SaBAM, which serves as subadvisor to Salomon Brothers Strategic Total Return Bond Portfolio and Travelers Managed Income Portfolio, previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary if Legg Mason. Under the Investment Company Act of 1940, consummation of the transaction resulted in the automatic termination of the subadvisory agreements between SaBAM and TIA for Salomon Brothers Strategic Total Return Bond Portfolio, and SaBAM and TAMIC for Travelers Managed Income Portfolio. Therefore, the Board approved new subadvisory agreements for Salomon Brothers Strategic Total Return Bond Portfolio and Travelers Managed Income Portfolio.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of the Travelers Series Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of AIM Capital Appreciation Portfolio, MFS Total Return Portfolio, Pioneer Strategic Income Portfolio, Salomon Strategic Total Return Bond Portfolio, Strategic Equity Portfolio, Travelers Managed Income Portfolio, and Van Kampen Enterprise Portfolio (the "Portfolios"), each a series of the Travelers Series Trust, as of October 31, 2005, and the related statements of operations, statements of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended October 31, 2004 and the financial highlights for each of the four years in the period ended October 31, 2004 were audited by other auditors whose report, dated December 17, 2004, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolios are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each Portfolio as of October 31, 2005, the results of their operations, the changes in their net assets and the financial highlights for the year ended October 31, 2005 in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 20, 2005


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FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE INVESTMENT
ADVISORY AND THE SUBADVISORY AGREEMENTS (UNAUDITED)

At an in person meeting on July 20, 2005, the Board of Trustees, including the Independent Trustees (together, the "Board") of the Travelers Series Trust: AIM Capital Appreciation Portfolio, MFS Total Return Portfolio, Pioneer Strategic Income Portfolio, Salomon Brothers Strategic Total Return Bond Portfolio, Strategic Equity Portfolio, Travelers Managed Income Portfolio and Van Kampen Enterprise Portfolio (the "Portfolios") approved the investment advisory agreements (the "Agreements") between TAMIC and Travelers Managed Income Portfolio, and between TIA and each of the other Portfolios. In addition, the Independent Trustees, at the in person meeting on July 20, 2005, approved the investment subadvisory agreements ("Subadvisory Agreements") between TAMIC and SaBAM for Travelers Managed Income Portfolio, TIA and AIM for the AIM Capital Appreciation Portfolio, TIA and MFS for the MFS Total Return Portfolio, TIA and Pioneer for the Pioneer Strategic Income Portfolio, TIA and SaBAM for Salomon Brothers Strategic Total Return Bond Portfolio, TIA and FMR for Strategic Equity Portfolio, and TIA and Van Kampen for Van Kampen Enterprise Portfolio. In voting to approve the Agreements and the Subadvisory Agreements, the Board considered whether the approval of the Agreements and the Subadvisory Agreements would be in the best interests of the Portfolios and their shareholders, an evaluation largely based on the nature and quality of the services provided under the Agreements and the Subadvisory Agreements and the overall fairness of the Agreement and the Subadvisory Agreements to the shareholders.

As part of the process, legal counsel to the Portfolios requested certain information from TAMIC, TIA and the subadvisors, and in response such parties provided certain written and oral information to the Board in its consideration of the Agreements and Subadvisory Agreements. The Board did not identify any one factor, piece of information or written document as all important or controlling, and each Board Member attributed different weight to different factors. Prior to voting, the Board reviewed the proposed continuance of the Agreements and the Subadvisory Agreements with management and with experienced independent and fund counsel and received materials from counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and the Subadvisory Agreement. The Independent Trustees also reviewed the proposed continuation of the Agreements and the Subadvisory Agreements in private sessions alone and with their independent counsel at which no representatives of management were present. Based on an evaluation of all material factors including those described below, the Board concluded that the Agreements and the Subadvisory Agreements were reasonable and fair and in the best interest of the Portfolios and their shareholders.

Specifically, the Board considered, among other factors: (a) the nature, extent and quality of the services to be provided by TAMIC and TIA, and by SaBAM, AIM, MFS, Pioneer, FMR, and Van Kampen (the "subadvisors") under the Agreements and the Subadvisory Agreements; (b) the investment performance of the Portfolios;
(c) the cost of services to be provided and the profit realized by TAMIC and TIA and their affiliates; (d) the extent to which TAMIC, TIA and the subadvisors realize economies of scale as each Portfolio grows; and (e) whether the fee levels reflect these economies of scale for the benefit of the shareholders.

CONSIDERATIONS RELEVANT TO ALL PORTFOLIOS

With respect to the nature, scope and quality of the services to be provided by TAMIC and TIA (each an "advisor" and collectively, the "advisors"), the Board considered, and expressed its satisfaction with, the level and depth of knowledge of TAMIC and TIA, including the professional experience and qualifications of their personnel as well as current staffing levels and overall resources. The Board also noted that TAMIC and TIA had been acquired by MetLife, Inc. ("MetLife"), effective on July 1, 2005, and took into account the information that the Board had received at earlier meetings in connection with its consideration of this change in control of TAMIC and TIA. The Board also noted the responsibilities that the advisors have to the Portfolios, including oversight of the subadvisors' compliance with Portfolio policies and objectives, review of brokerage matters, oversight of general Portfolio compliance with federal and state laws, and the implementation of Board directives as they related to the Portfolios. Based on its consideration and review of the foregoing information, the Board determined that the Portfolios were likely to benefit from the nature and quality of these services, as well as the advisors' ability to render such services based on their experience, operations and resources.

With respect to the nature, scope and quality of the services to be provided by the subadvisors, the Board considered the level and depth of knowledge of each subadvisor, including the professional experience and qualifications of their personnel as well as current staffing levels and overall resources. The Board also considered the subadvisor's management style and long-term performance record with respect to each Portfolio; the subadvisor's financial condition; the subadvisor's compliance systems and any disciplinary history. Based on its consideration and review of the foregoing information, the Board determined that the Portfolios were likely to benefit from the nature and quality of these services, as well as the subadvisors' ability to render such services based on their experience, operations and resources.

The Board also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio's advisory and subadvisory fee. The Board considered the Portfolios' advisory fees and total expenses as compared to investment companies deemed to be comparable to the Portfolios as determined by an independent third party. Portfolio expenses were compared to a group of funds in the same investment category as each Portfolio, chosen by the independent third party to be comparable to the Portfolio (the "expense group"). The Board also examined the fees paid to each subadviser in light of fees paid to other subadvisers of funds deemed to be comparable by the independent third party (the "subadviser expense group"). The Board also noted the advisors' commitment to keep expense limitation agreements in place with the Portfolios. The Board noted that a major component of profitability of the advisors was the difference between the amount each advisor would receive from the Portfolios that it managed and what would be paid to the subadvisor for each

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                               OCTOBER 31, 2005


respective Portfolio. In terms of the investment advisory fees paid by the Portfolios and the comparison of such fees with the fees paid by other mutual funds, the Board considered that the Portfolios' advisory fees included compensation for TAMIC and TIA for performing or obtaining certain administrative services that other mutual funds often pay for separately from their advisory fees. After comparing the fees with those of comparable funds as described below and in light of the quality and extent of services to be provided, the costs to be incurred by the advisors and subadvisors, and the other factors considered, the Board concluded that the level of the fees paid to each advisor and subadvisor with respect to each Portfolio was fair and reasonable.

In general, the Board considered Portfolio performance not only for the existing Portfolios that are part of The Travelers Series Trust, but also for their predecessor portfolios that were part of Travelers Series Fund, Inc. The Board reviewed the Portfolios' performance record and the advisors' and subadvisors' management styles and long-term performance records with the Portfolios and comparable funds. The Board noted that the Board reviews on a quarterly basis detailed information about the Portfolios' performance results and investment strategies. The Board also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Agreement with respect to each of the Portfolios, including, among other information, a comparison of each Portfolio's total return with its respective Lipper index and with that of other mutual funds deemed to be comparable by an independent third party in its report (the "peer universe").

In terms of the profits realized by TAMIC and TIA from their relationships with the Portfolios, the Board noted that it was satisfied that TAMIC's and TIA's profits had not been excessive in the past, and that it was not possible to predict how the recent acquisition of TAMIC and TIA by MetLife would affect their future profitability. Because the fees paid to the subadvisors are paid by TAMIC or TIA and not directly by the Portfolios, the Board determined that the profitability of the subadvisors was not material to the consideration of the Subadvisory Agreements. For similar reasons, while the Board did consider pursuing advisory and subadvisory fee breakpoints for certain of the Portolios the Board did not consider the potential economies of scale in the subadvisors' management of the Portfolios to be a substantial factor in its considerations at this time.

The Board also considered the effect of the Portfolios' growth and size on their performance and fees. The Board considered the effective fees under the Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board also noted that if the Portfolios' assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board also considered the fact that each advisor pays subadvisory fees out of the advisory fees it receives from the Portfolios.

The Board considered, among other data, the specific factors and related conclusions set forth below with respect to each Portfolio.

AIM CAPITAL APPRECIATION PORTFOLIO

After reviewing the relevant materials, the Board noted that this Portfolio had generated mid-range performance and was subject to average fees. Among other data considered, the Board noted that the Portfolio had underperformed its performance universe average and its Lipper index for the 1- and 3-year periods ended March 31, 2005 and that the Portfolio's performance was comparable to its peer universe average and outperformed its Lipper index for the 5-year period ended March 31, 2005. The Board also noted that the Portfolio's actual advisory fees were above the median of its expense group and that its total expenses were below the median. The Board also noted that the Portfolio's subadvisory fees were generally below or comparable to its subadviser expense group average across all assets levels up to $3 billion. In view of all factors considered, the Board concluded that the Portfolio's performance was satisfactory and that the actual advisory and subadvisory fees were reasonable based upon the nature and quality of services provided to the Portfolio, but requested that management explore with AIM the possibility of instituting subadvisory fee breakpoints that would reduce the fees paid to AIM at higher asset levels, and that could be passed on to shareholders in the form of corresponding advisory fees breakpoints, if the Portfolio garnered additional assets.

MFS TOTAL RETURN PORTFOLIO

The Board noted that the performance of the Portfolio over both the short and long term had been above average compared to similar funds. Among other data considered, the Board noted that the Portfolio had outperformed its peer universe average and its Lipper index for the 1-, 3- and 5-year periods ended March 31, 2005. The Board also noted that the Portfolio's actual advisory fees and total expenses were above the median of its expense group. The Board also noted that the Portfolio's subadvisory fees were generally above its subadviser expense group average across all assets levels. In light of certain legal issues faced by MFS (among other mutual fund complexes) with respect to market timing activity by fund shareholders, the Board expressed satisfaction with the efforts MFS had been taking to prevent future legal and compliance issues, but noted that such efforts should continue to be monitored by TIA. The Board concluded that the Portfolio's performance was satisfactory and that the Portfolio's fees were reasonable in light of the nature and quality of the services provided by the advisor and the subadvisor. In addition, the Board noted that the advisory and subadvisory fees included breakpoints reducing such fees at higher asset levels that were appropriate in light of the economies of scale involved in managing a fund of the Portfolio's size. The Board was also informed by management that MFS served as the subadviser for a similar fund advised by a MetLife affiliate for a lower subadvisory fee, and that management intended to pursue with MFS making such fees consistent, which could result in reduced fees paid by the Portfolio.

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                               OCTOBER 31, 2005



PIONEER STRATEGIC INCOME PORTFOLIO

The Board, noted that the performance of the Portfolio had generally been above average compared to similar funds. Among other data considered, the Board noted that the Portfolio had outperformed its peer universe average and its Lipper index for the 1-, 3- and 5-year periods ended March 31, 2005. The Board also noted that the Portfolio's actual advisory fees and total expenses were above the median of its expense group. The Board also noted that the Portfolio's subadvisory fees were generally above its subadviser expense group average across all assets levels. The Board also noted the strength and reputation of Pioneer and its parent company, and Pioneer's subadvisory services to certain other investment company portfolios overseen by the Board. The Board concluded that the Portfolio's performance was satisfactory and that the Portfolio's fees were reasonable in light of the quality and nature of services provided by the adviser and subadviser, but requested management explore the possibility of instituting fee breakpoints with respect to the advisory and subadvisory fees which would reduce such fees at higher asset levels.

SALOMON BROTHERS STRATEGIC TOTAL RETURN BOND PORTFOLIO

The Board noted that the performance of the Portfolio had generally been below average compared to similar funds. Among other data considered, the Board noted that the Portfolio had underperformed its peer universe average and its Lipper index for the 1- and 3-year periods ended March 31, 2005 and also underperformed its peer universe average but outperformed the Lipper index for the 5-year period. The Board also noted that the Portfolio's actual advisory fees and total expenses were above the median of its expense group. The report did not provide information relating to subadvisory fees. The Board concluded that the Portfolio's performance was satisfactory and that the Portfolio's fees were reasonable in light of the quality and nature of services provided by the adviser and subadviser. The Board took into account the Portfolio's relatively small asset base and requested that TIA explore alternatives for changes to the Portfolio, including the possibility of a merger of the Portfolio into a larger, similarly managed fund. The Board concluded that appropriate action was being taken with respect to the Portfolio.

STRATEGIC EQUITY PORTFOLIO

The Board noted that the performance of the Portfolio had been below average compared to similar funds. Among other data considered, the Board noted that the Portfolio had underperformed its peer universe average and its Lipper index for the 1-, 3-and 5-year periods ended March 31, 2005. The Board also noted that the Portfolio's actual advisory fees and total expenses were above the median of its expense group but total expenses were below the median of its expense group. The Board also noted that the Portfolio's subadvisory fees were generally above its subadviser expense group average across all assets levels. The Board also noted that: (1) the presentation made to the Board by the portfolio manager of the Portfolio; (2) most of the Portfolio's historical performance had been generated while the Portfolio was subadvised by another investment advisory firm (FMR became subadviser in September 2003); and (3) the strength and depth of the FMR organization and its personnel could prove beneficial to the Portfolio going forward. It also noted that the Portfolio's overall expense ratio was competitive. The Board concluded that the Portfolio's performance was satisfactory but requested that the Portfolio's ongoing performance continue to be monitored closely and that the Portfolio's fees were reasonable in light of the quality and nature of services provided by the adviser and subadviser, but requested management explore the possibility of instituting fee breakpoints with respect to the advisory and subadvisory fees which would reduce such fees at higher asset levels.

TRAVELERS MANAGED INCOME PORTFOLIO

The Board noted that the performance of the Portfolio had been below average compared to similar funds. Among other data considered, the Board noted that the Portfolio had underperformed its peer universe average and its Lipper index for the 1-, 3- and 5-year periods ended March 31, 2005. The Board also noted that the Portfolio's actual advisory fees and total expenses were above the median of its expense group. The Board asked TAMIC to recommend at the next meeting of the Board a plan of action with respect to the Portfolio that would benefit the Portfolio's shareholders. The Board also concluded that the Portfolio's fees were reasonable in light of the quality and nature of services provided by the adviser and subadviser. The Board determined to re-approve the Agreement and Subadvisory Agreement pending receipt of such plan of action, noting its familiarity with the portfolio managers and noting that appropriate action was being taken to address the Portfolio's underperformance.

VAN KAMPEN ENTERPRISE PORTFOLIO

The Board noted that the performance of the Portfolio had been below average compared to similar funds. Among other data considered, the Board noted that the Portfolio had underperformed its peer universe average and its Lipper index for the 1-, 3-, and 5- year periods ended March 31, 2005. However, the Board also considered the historical performance of the Portfolio to have limited relevance given recent changes in its portfolio manager and investment style. The Board noted its familiarity with the new portfolio manager (who had previously managed other funds overseen by the Board while he had been employed by another investment advisory firm), and expressed confidence in the new manager and his investment style. The Board noted that the Portfolio's actual advisory fees were above the median of its expense group and total expenses were below the median of its expense group. The Board also noted that the Portfolio's subadvisory fees were generally below or comparable to its subadviser expense group average across all assets levels up to $500 million. The Board also noted that the overall expense ratio of the Portfolio was below average. The Board concluded that the Portfolio's performance was satisfactory but should continue to be monitored. The Board also concluded that the Portfolio's fees were reasonable in light of the quality and nature of services provided by the adviser and subadviser and noted that it did not appear that any breakpoints were necessary at present in light of the current level of assets of the Portfolio.

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OTHER BUSINESS RELATIONSHIPS

The Independent Trustees considered other business relationships that MetLife, TAMIC and TIA would enter into with Citigroup. In connection with the closing of the MetLife Transaction, MetLife, Citigroup and certain of their affiliates entered into a Distribution Agreement under which Citigroup-affiliated broker-dealers will continue to offer certain Travelers Life & Annuity and MetLife insurance contracts until July 1, 2015. In addition, MetLife, Citigroup and certain of their affiliates entered into an Investment Products Agreement under which certain TIC and MetLife insurance products will include certain Citigroup-sponsored mutual funds as investment options until July 1, 2010.

CONCLUSION

Based on the deliberations of the Independent Trustees and their evaluation of the information described above, the Independent Trustees unanimously concluded that (a) the terms of the Agreements and the Subadvisory Agreements are fair and reasonable; (b) the fees are reasonable in light of the services TAMIC, TIA and the subadvisors provided to the Portfolio and their shareholders;
(d) TAMIC, TIA and the subadvisors possess the capabilities to perform the duties required of them under the Agreements and the Subadvisory Agreements;
(e) the investment performance of the Portfolios is satisfactory except as discussed above and (f) the Agreements and the Subadvisory Agreements are approved.

SPECIAL SHAREHOLDER MEETINGS (UNAUDITED)

Special Meetings of AIM Capital Appreciation Portfolio, MFS Total Return Portfolio, Pioneer Strategic Income Portfolio, Salomon Brothers Strategic Total Return Bond Portfolio, Strategic Equity Portfolio, Travelers Managed Income Portfolio and Van Kampen Enterprise Portfolio were held on June 29, 2005.

There was one proposal submitted to shareholders of each Portfolio. The proposal was the approval of an agreement and plan of reorganization whereby each Portfolio, formerly of Travelers Series Fund, Inc., was merged into a corresponding investment Portfolio of the Travelers Series Trust.

The shareholders of each Portfolio approved the proposal.

The following table sets forth the number of shares of each Portfolio voted for, against and withheld as to the Proposal.

                                                              NUMBER OF
       AIM CAPITAL APPRECIATION PORTFOLIO                      SHARES
       -----------------------------------------------------------------

                             For                              20,107,583

                             Against                             988,387

                             Withhold                          2,767,096
       -----------------------------------------------------------------
                             Total                            23,863,066
       -----------------------------------------------------------------
       MFS TOTAL RETURN PORTFOLIO

                             For                              63,229,597

                             Against                           3,360,860

                             Withhold                          7,138,614
       -----------------------------------------------------------------
                             Total                            73,729,071
       -----------------------------------------------------------------
       PIONEER STRATEGIC INCOME PORTFOLIO

                             For                              12,889,027

                             Against                             553,682

                             Withhold                          1,253,716
       -----------------------------------------------------------------
                             Total                            14,696,425
       -----------------------------------------------------------------
       SALOMON BROTHERS STRATEGIC TOTAL RETURN BOND PORTFOLIO

                             For                               1,213,396

                             Against                              37,232

                             Withhold                            167,542
       -----------------------------------------------------------------
                             Total                             1,418,170
       -----------------------------------------------------------------

                          THE TRAVELERS SERIES TRUST
                               OCTOBER 31, 2005



SPECIAL SHAREHOLDER MEETINGS (UNAUDITED) - CONTINUED

                                                    NUMBER OF
                 STRATEGIC EQUITY PORTFOLIO          SHARES
                 ---------------------------------------------

                             For                    24,237,325

                             Against                 1,798,585

                             Withhold                2,845,499
                 ---------------------------------------------
                             Total                  28,881,409
                 ---------------------------------------------
                 TRAVELERS MANAGED INCOME PORTFOLIO

                             For                    21,571,452

                             Against                   959,188

                             Withhold                2,368,398
                 ---------------------------------------------
                             Total                  24,899,038
                 ---------------------------------------------
                 VAN KAMPEN ENTERPRISE PORTFOLIO

                             For                     5,763,894

                             Against                   232,650

                             Withhold                  485,865
                 ---------------------------------------------
                             Total                   6,482,409
                 ---------------------------------------------

                          THE TRAVELERS SERIES TRUST
                               OCTOBER 31, 2005


TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

The Trustees
------------
                                                                                            Number of
                                                                                           Portfolios
                                                                                             in Fund     Other Public
                       Position(s) Term of Office                                            Complex       Company
                        Held with  and Length of            Principal Occupation            Overseen    Directorships
Name Address and Age      Fund      Time Served            During Last Five Years          by Director Held by Director
--------------------   ----------- -------------- ---------------------------------------- ----------- ----------------

Interested Trustees
-------------------
Elizabeth M. Forget*   Chairman of   Since July   President, Met Investors Advisory LLC        66            None
260 Madison Ave.       the Board,    2005         (2000 to present); Executive Vice
11/th/ Floor           Chief                      President (2000 to present) and Chief
New York, NY           Executive                  Marketing Officer (2003 to present),
Age 39                 Officer and                MetLife Investors Group, Inc; President,
                       President                  TAMIC (July 2005-present); Senior Vice
                                                  President, Equitable Distributors, Inc.
                                                  and Vice President, Equitable Life
                                                  Assurance Society of the United States
                                                  (1996 to 2000).

Disinterested Trustees
----------------------
Robert E. McGill, III  Trustee       Since 1991   Retired manufacturing executive.             39            None
295 Hancock Street                                Director (1983-1995), Executive Vice
Williamstown, MA                                  President (1989-1994) and Senior Vice
Age 74                                            President, Finance and Administration
                                                  (1983-1989), The Dexter Corporation
                                                  (manufacturer of specialty chemicals
                                                  and materials); Vice Chairman (1990-
                                                  1992), Director (1983-1995), Life
                                                  Technologies, Inc. (life science/
                                                  biotechnology products); Director,
                                                  (1994-1999), The Connecticut Surety
                                                  Corporation (insurance); Director
                                                  (1995-2000), Chemfab Corporation
                                                  (specialty materials manufacturer);
                                                  Director (1999-2001), Ravenwood
                                                  Winery, Inc.; Director (1999-2003),
                                                  Lydall Inc. (manufacturer of fiber
                                                  materials); Member, Board of Managers
                                                  (1974-present), six Variable Annuity
                                                  Separate Accounts of The Travelers
                                                  Insurance Company+; Trustee (1990-
                                                  present), five Mutual Funds sponsored
                                                  by The Travelers Insurance Company.++

                          THE TRAVELERS SERIES TRUST
                               OCTOBER 31, 2005



TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                          Number of
                                                                                         Portfolios
                                                                                           in Fund      Other Public
                     Position(s) Term of Office                                            Complex        Company
                      Held with  and Length of            Principal Occupation            Overseen     Directorships
Name Address and Age    Fund      Time Served            During Last Five Years          by Director  Held by Director
-------------------- ----------- -------------- ---------------------------------------- ----------- ------------------

Disinterested Trustees (cont.)
------------------------------
Lewis Mandell          Trustee     Since 1991   Professor of Finance and Managerial          39      Director
160 Jacobs Hall                                 Economics, University at Buffalo since               (2000-present),
Buffalo, NY                                     1998. Dean, School of Management                     Delaware North
Age 62                                          (1998-2001), University at Buffalo;                  Corp. (hospitality
                                                Dean, College of Business                            business)
                                                Administration (1995-1998), Marquette
                                                University; Professor of Finance (1980-
                                                1995) and Associate Dean (1993-
                                                1995), School of Business
                                                Administration, and Director, Center for
                                                Research and Development in Financial
                                                Services (1980-1995), University of
                                                Connecticut; Member, Board of
                                                Managers (1990-present), six Variable
                                                Annuity Separate Accounts of The
                                                Travelers Insurance Company+; Trustee
                                                (1990-present), five Mutual Funds
                                                sponsored by The Travelers Insurance
                                                Company.++

Frances M. Hawk,       Trustee     Since 1991   Private Investor, (1997-present);            39      None
CFA, CFP                                        Portfolio Manager (1992-1997), HLM
108 Oxford Hill Lane                            Management Company, Inc. (investment
Downingtown, PA                                 management); Assistant Treasurer,
Age 57                                          Pensions and Benefits. Management
                                                (1989-1992), United Technologies
                                                Corporation (broad-based designer and
                                                manufacturer of high technology
                                                products); Member, Board of Managers
                                                (1991-present), six Variable Annuity
                                                Separate Accounts of The Travelers
                                                Insurance Company+; Trustee (1991-
                                                present), five Mutual Funds sponsored
                                                by The Travelers Insurance Company.++

                          THE TRAVELERS SERIES TRUST
                               OCTOBER 31, 2005


TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                               Number of
                                                                                              Portfolios
                                                                                                in Fund     Other Public
                         Position(s)  Term of Office                                            Complex       Company
                          Held with   and Length of            Principal Occupation            Overseen    Directorships
Name Address and Age        Fund       Time Served            During Last Five Years          by Director Held by Director
--------------------    ------------- -------------- ---------------------------------------- ----------- ----------------

Officers
--------
Paul Cellupica          Secretary and   Since July   Chief Counsel, Securities Products and       N/A           N/A
MetLife, Inc.           Chief Legal     2005         Regulation, MetLife Inc. (2004-present);
One MetLife Plaza       Officer                      Vice President and Chief Legal Officer,
27-01 Queens Plaza                                   TAMIC (July 2005-present); Assistant
North Long Island City,                              Director, Division of Investment
NY 11101                                             Management, U.S. Securities and
Age 41                                               Exchange Commission (2001-2003),
                                                     Senior Special Counsel, Division of
                                                     Investment Management, Securities and
                                                     Exchange Commission (2000-2001).

Peter Duffy             Chief           Since July   Senior Vice President, MetLife Advisers,     N/A           N/A
MetLife Advisers LLC    Financial       2005         since December 1998; Vice President;
501 Boylston Street     Officer and                  NELICO; Vice President, MetLife.
Boston, MA 02116        Treasurer
Age 49

Jeffrey P . Halperin    Interim         Since        Assistant Vice President, Corporate          N/A           N/A
Metropolitan Life       Chief           November     Ethics and Compliance Department,
Insurance Company       Compliance      2005         Metlife, Inc. (October 2002-present);
One MetLife Plaza       Officer                      Interim Chief Compliance Officer of
27-01 Queens Plaza                                   funds sponsored by Metlife and its
North Long Island City,                              affiliates (November 2005-present);
NY 11101                                             Associate, Goldman Sachs & Co.
Age 37                                               (May 2000-July 2001).

--------
* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager.
+ The six Variable Annuity Separate Accounts are: The Travelers Growth and Income Stock Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities, The Travelers Money Market Account for Variable Annuities, Tactical Growth and Income Stock Account for Variable Annuities, Tactical Short-Term Bond Account for Variable Annuities and Tactical Aggressive Stock Account for Variable Annuities.
++ The five Mutual Funds are: Capital Appreciation Fund, Money Market
   Portfolio, High Yield Bond Trust, Managed Assets Trust and The Travelers Series Trust.

Additional information about the Portfolio's trustees and executive officers may be found in the Statement of Additional Information. A copy of the current version of this document is available to you free upon request by contacting the Trust either by mail at Travelers Series Trust, One Cityplace, Hartford, CT 06103 or by phone at 1-800-848-3854.

This report is prepared for the general information of variable annuity and life contract owners and is not an offer of shares of the Travelers Series Trust and is not for use with the general public.

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A FREE PROSPECTUS. INVESTORS SHOULD CONSIDER THE PORTFOLIOS' INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE PORTFOLIOS. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Q are available on the Commission's website at www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Trust, shareholders can call 1-800-842-9406.

Information on how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-842-9406 and (2) on the SEC's website at www.sec.gov.

METROPOLITAN SERIES FUND, INC.

 TABLE OF CONTENTS


 LETTER FROM THE PRESIDENT............................................. MSF-2

 PORTFOLIO MANAGEMENT COMMENTARY
    BlackRock Money Market Portfolio................................... MSF-3
    Lehman Brothers(R) Aggregate Bond Index Portfolio.................. MSF-4
    Salomon Brothers Strategic Bond Opportunities Portfolio............ MSF-6
    Salomon Brothers U.S. Government Portfolio......................... MSF-8
    BlackRock Bond Income Portfolio.................................... MSF-10

    MFS Total Return Portfolio......................................... MSF-12
    BlackRock Diversified Portfolio.................................... MSF-14

    Capital Guardian U.S. Equity Portfolio............................. MSF-16
    Davis Venture Value Portfolio...................................... MSF-18
    FI Value Leaders Portfolio......................................... MSF-20
    Harris Oakmark Large Cap Value Portfolio........................... MSF-22
    Jennison Growth Portfolio.......................................... MSF-24
    Met/Putnam Voyager Portfolio....................................... MSF-26
    MetLife Stock Index Portfolio...................................... MSF-28
    MFS Investors Trust Portfolio...................................... MSF-30
    BlackRock Investment Trust Portfolio............................... MSF-32
    BlackRock Legacy Large Cap Growth Portfolio........................ MSF-34
    BlackRock Large Cap Value Portfolio................................ MSF-36
    T. Rowe Price Large Cap Growth Portfolio........................... MSF-38
    Zenith Equity Portfolio............................................ MSF-40

    FI Mid Cap Opportunities Portfolio................................. MSF-41
    Harris Oakmark Focused Value Portfolio............................. MSF-43
    MetLife Mid Cap Stock Index Portfolio.............................. MSF-45
    Neuberger Berman Partners Mid Cap Value Portfolio.................. MSF-47
    BlackRock Aggressive Growth Portfolio.............................. MSF-49

    Franklin Templeton Small Cap Growth Portfolio...................... MSF-51
    Loomis Sayles Small Cap Portfolio.................................. MSF-53
    Russell 2000(R) Index Portfolio.................................... MSF-55
    BlackRock Strategic Value Portfolio................................ MSF-57
    T. Rowe Price Small Cap Growth Portfolio........................... MSF-59

    FI International Stock Portfolio................................... MSF-61
    Morgan Stanley EAFE(R) Index Portfolio............................. MSF-63
    Scudder Global Equity Portfolio.................................... MSF-65

 SHAREHOLDER EXPENSE EXAMPLE........................................... MSF-67

 FINANCIAL STATEMENTS
    BlackRock Money Market Portfolio................................... MSF-72
    Lehman Brothers(R) Aggregate Bond Index Portfolio.................. MSF-77
    Salomon Brothers Strategic Bond Opportunities Portfolio............ MSF-90
    Salomon Brothers U.S. Government Portfolio......................... MSF-101
    BlackRock Bond Income Portfolio.................................... MSF-106

    MFS Total Return Portfolio......................................... MSF-115
    BlackRock Diversified Portfolio.................................... MSF-126

    Capital Guardian U.S. Equity Portfolio............................. MSF-136
    Davis Venture Value Portfolio...................................... MSF-142
    FI Value Leaders Portfolio......................................... MSF-147
    Harris Oakmark Large Cap Value Portfolio........................... MSF-154
    Jennison Growth Portfolio.......................................... MSF-159
    Met/Putnam Voyager Portfolio....................................... MSF-164
    MetLife Stock Index Portfolio...................................... MSF-170
    MFS Investors Trust Portfolio...................................... MSF-180
    BlackRock Investment Trust Portfolio............................... MSF-185
    BlackRock Legacy Large Cap Growth Portfolio........................ MSF-190
    BlackRock Large Cap Value Portfolio................................ MSF-195
    T. Rowe Price Large Cap Growth Portfolio........................... MSF-200
    Zenith Equity Portfolio............................................ MSF-206

    FI Mid Cap Opportunities Portfolio................................. MSF-210
    Harris Oakmark Focused Value Portfolio............................. MSF-215
    MetLife Mid Cap Stock Index Portfolio.............................. MSF-219
    Neuberger Berman Partners Mid Cap Value Portfolio.................. MSF-228
    BlackRock Aggressive Growth Portfolio.............................. MSF-233

    Franklin Templeton Small Cap Growth Portfolio...................... MSF-238
    Loomis Sayles Small Cap Portfolio.................................. MSF-244
    Russell 2000(R) Index Portfolio.................................... MSF-251
    BlackRock Strategic Value Portfolio................................ MSF-272
    T. Rowe Price Small Cap Growth Portfolio........................... MSF-279

    FI International Stock Portfolio................................... MSF-286
    Morgan Stanley EAFE(R) Index Portfolio............................. MSF-293
    Scudder Global Equity Portfolio.................................... MSF-305

 NOTES TO SCHEDULE OF INVESTMENTS...................................... MSF-310

 NOTES TO FINANCIAL STATEMENTS......................................... MSF-312

 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM............... MSF-324

 SHAREHOLDER VOTE...................................................... MSF-325

 DIRECTORS AND OFFICERS................................................ MSF-326


             Not all Portfolios are available under every product.
Refer to your prospectus for information on the Portfolios that are available.

Morgan Stanley sponsors the MSCI EAFE(R) Index, Lehman Brothers sponsors the Lehman Brothers(R) Aggregate Bond Index, Standard & Poor's sponsors the S&P 500(R) Index and the S&P 400 MidCap Index, and Frank Russell Company sponsors the Russell 2000(R) Index (together referred to as the "index sponsors"). Direct investment in the indexes is not possible. The index sponsors do not sponsor, endorse, sell or promote any of the Metropolitan Series Fund, Inc's (the "Fund's") Portfolios (the "Portfolios") or make any representation regarding the advisability of investing in the Portfolios. The index sponsors have no responsibility for and do not participate in the management of the Portfolio assets or sale of the Portfolio shares. Each index and its associated service marks are the exclusive property of the respective index sponsors, and references thereto have been made with permission. The Metropolitan Series Fund, Inc. Statement of Additional Information contains a more detailed description of the limited relationship the index sponsors have with Metropolitan Life Insurance Company and the Fund.

 LETTER FROM THE PRESIDENT


February 2005

TO OUR POLICYHOLDERS/CONTRACT OWNERS:

We are pleased to provide you with the December 31, 2004 Annual Report for the Metropolitan Series Fund, Inc. The Report is designed to help you make informed decisions on how to allocate your money within your variable product.

Like world events and the economy, the capital markets are subject to volatility and the possibility of rapid change. We encourage you to work with your registered representative to develop an investment program to meet your long-term retirement, investment, and insurance needs.

Please note that effective January 31, 2005, BlackRock Advisors, Inc. became subadvisor to various Metropolitan Series Fund portfolios that were previously managed by State Street Research & Management Company. Some of these portfolios may be available in your product. As a result of this change, the portfolios have been renamed as shown below:


              NAME OF PORTFOLIO PRIOR   NAME OF PORTFOLIO AS OF
              TO JANUARY 31, 2005       JANUARY 31, 2005
              -------------------       ----------------

              STATE STREET RESEARCH
                AGGRESSIVE GROWTH       BLACKROCK AGGRESSIVE
                PORTFOLIO               GROWTH PORTFOLIO

              STATE STREET RESEARCH     BLACKROCK STRATEGIC
                AURORA PORTFOLIO        VALUE PORTFOLIO

              STATE STREET RESEARCH     BLACKROCK BOND INCOME
                BOND INCOME PORTFOLIO   PORTFOLIO

              STATE STREET RESEARCH     BLACKROCK DIVERSIFIED
                DIVERSIFIED PORTFOLIO   PORTFOLIO

              STATE STREET RESEARCH
                INVESTMENT TRUST        BLACKROCK INVESTMENT
                PORTFOLIO               TRUST PORTFOLIO

              STATE STREET RESEARCH
                LARGE CAP GROWTH        BLACKROCK LEGACY LARGE
                PORTFOLIO               CAP GROWTH PORTFOLIO

              STATE STREET RESEARCH
                LARGE CAP VALUE         BLACKROCK LARGE CAP
                PORTFOLIO               VALUE PORTFOLIO

              STATE STREET RESEARCH     BLACKROCK MONEY MARKET
                MONEY MARKET PORTFOLIO  PORTFOLIO

For more information regarding this change and BlackRock Advisors, Inc. please refer to your Metropolitan Series Fund, Inc. prospectus supplement dated January 31, 2005.

You have the opportunity to join other policyholder and contract owners who are already taking advantage of our eDelivery service. When you register for eDelivery, fund reports, prospectuses and other informational documents are sent to you electronically. You can view and save your documents on-line, rather than receiving them in the mail. eDelivery is free, convenient, paperless and easy. See the inside front cover for information on how to sign up for eDelivery.

We look forward to serving your future investment needs.

Sincerely,

/s/ Hugh McHaffie
Hugh McHaffie
President, Metropolitan Series Fund, Inc.

METROPOLITAN SERIES FUND, INC.

 BLACKROCK MONEY MARKET PORTFOLIO (FORMERLY STATE STREET RESEARCH MONEY MARKET PORTFOLIO)

PORTFOLIO MANAGER COMMENTARY*


State Street Research & Management Company ("State Street Research"), the Portfolio's subadviser prior to January 31, 2005, prepared this commentary, which addresses the Portfolio's performance for the one year period, ended December 31, 2004. On January 31, 2005 BlackRock Advisors, Inc. ("BlackRock") succeeded State Street Research as subadviser to the Portfolio, and the Portfolio's name was changed from State Street Research Money Market Portfolio to BlackRock Money Market Portfolio. This commentary does not reflect the management of BlackRock.

PORTFOLIO PERFORMANCE
For the year ended December 31, 2004, the Class A shares of the BlackRock Money Market Portfolio returned 1.0%; the Class B shares returned 0.7%; and the Class E shares returned 0.8%. The average return of its peer group, the Lipper Variable Insurance Products Money Market Funds Universe/1/, was 0.8% over the same period.

PORTFOLIO REVIEW
U.S. economic growth in the fourth quarter continued to recover from the soft patch experienced earlier in 2004. The Federal Reserve's "measured" campaign to hike rates continued, as the federal funds rate rose by a total of 50 basis points during the fourth quarter to end the year at 2.25%. The federal funds rate began the year at a forty-year low of 1.00%. Employment growth continued to increase at a moderate pace, with 2.2 million new jobs created in 2004 (about 189,000 per month). The Core Consumer Price Index (CPI), having declined sharply during the third quarter, accelerated in the final quarter of 2004 to end the year about 2% higher than where it began the year.

During the year, the Portfolio invested in only the highest quality, short-term money market instruments and U.S. government securities. It also invested in first-tier corporate and domestic bank paper, as well as the paper of Canadian banks and provinces. The Portfolio continued to seek a high level of current income consistent with preservation of capital and maintenance of liquidity.

At the start of 2004, we laddered high-quality securities in the one to six-month maturity range and continued to purchase money market-eligible U.S. government securities with 13-month maturities to pick up the yield and extend the Portfolio's maturity. We balanced these longer maturity securities with shorter-term money market securities. As the year progressed, the Portfolio's weighted average maturity was shortened in order to take advantage of variable rate money market instruments resetting at higher yields.

The Portfolio is neither insured nor guaranteed by the U.S. Government. The Portfolio seeks but cannot assure a stable share price of $100.00. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less that the original cost.

* The views expressed above are those of State Street Research & Management Company as of December 31, 2004 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

                                     MSF-3

METROPOLITAN SERIES FUND, INC.

 LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO

MANAGED BY METROPOLITAN LIFE INSURANCE COMPANY
PORTFOLIO MANAGER COMMENTARY*

PORTFOLIO PERFORMANCE
For the year ended December 31, 2004, the Class A shares of the Lehman Brothers Aggregate Bond Index Portfolio returned 4.1%, compared to its benchmark, the Lehman Brothers Aggregate Bond Index/1/, which returned 4.3% over the same period.

PORTFOLIO REVIEW
Similar to 2003, the three broad themes in 2004 were interest rate volatility, the devaluation of the dollar, and credit improvement. The Federal Reserve raised interest rates five times during the year for a total of 1.25%. This brought the Fed Funds rate up to 2.25% at year-end. As a result, investors gained confidence that inflation was under control, putting downward pressure on long-term interest rates and causing the yield curve to flatten. The yield on the 2-year Treasury Note finished the year at 3.07% (up from 1.82% on 12/31/2003), and the yield on the 30-year Treasury Bond finished the year at 4.83% (down from 5.07% on 12/31/2003). The U.S. dollar continued to lose value during 2004. The dollar lost 7.1% versus the euro, and 4.1% versus the yen.

Despite record issuance, credit demand was strong from U.S. and non-U.S. investors. After reporting the weakest excess return performance for the first half of 2004, the credit sector was the top performer on an excess return basis (up 159 basis points [bps]) for 2004. Evidenced by the excess return for BBB rated bonds (up 219 bps versus 67 bps for AAA rated bonds, 68 bps for AA rated bonds, and 144 bps for A rated bonds), investors were willing to take on risk because they were more confident with the validity of reporting and corporate management within the credit market. Agencies had the worst excess return for the year (up 78 bps versus 142 bps for Mortgage Backed Securities, 142 bps for Asset Backed Securities, and 119 bps for Collateralized Mortgage Backed Securities).



* The views expressed above are those of the subinvestment advisor firm as of December 31, 2004 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ The Lehman Brothers(R) Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC. The Index performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

                                     MSF-4

METROPOLITAN SERIES FUND, INC.

 LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO



                     A $10,000 INVESTMENT COMPARED TO THE
                     LEHMAN BROTHERS AGGREGATE BOND INDEX

                                    [CHART]

           Lehman Brothers Aggregate             Lehman Brothers
         Bond Index Portfolio Class A           Aggregate Bond Index
         -----------------------------          --------------------
Nov-98              $10,000                            $10,000
Dec-98               10,138                             10,211
Dec-99                9,999                             10,127
Dec-00               11,139                             11,304
Dec-01               11,965                             12,259
Dec-02               13,190                             13,516
Dec-03               13,669                             14,070
Dec-04               14,230                             14,681


--------------------------------------------------------------------------------
                AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

                          LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO   LEHMAN BROTHERS
                          CLASS A         CLASS B         CLASS E        AGGREGATE BOND INDEX
          1 Year            4.1%            3.8%            3.9%                 4.3%
          5 Years           7.3             N/A             N/A                  7.7
          Since Inception   5.9             5.8             6.1                  6.4

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity of life insurance contacts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B, and Class E shares are 11/9/98, 1/2/01, and 5/1/01, respectively. Index since inception returns are based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                             PORTFOLIO COMPOSITION
                            AS OF DECEMBER 31, 2004


                                 TOP HOLDINGS

                                                           % OF TOTAL
                                                           NET ASSETS
                                                           ----------
          FEDERAL NATIONAL MORTGAGE ASSOCIATION...........   30.1%
          UNITED STATES TREASURY NOTES....................   17.7%
          FEDERAL HOME LOAN MORTGAGE CORP.................   12.7%
          UNITED STATES TREASURY BONDS....................    7.1%
          FEDERAL HOME LOAN BANK..........................    1.3%
          GOVERNMENT NATIONAL MORTGAGE ASSOCIATION........    0.9%
          HSBC HOLDINGS, INC..............................    0.8%
          J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES
           CORP...........................................    0.8%
          UNITED MEXICAN STATES...........................    0.8%
          LEHMAN BROTHERS HOLDINGS, INC...................    0.7%


                                  TOP SECTORS

                                                        % OF TOTAL
                                                       MARKET VALUE
                                                       ------------
             MORTGAGE BACKED SECURITIES...............    34.1%
             TREASURY.................................    25.1%
             AGENCY...................................    11.2%
             INDUSTRIAL...............................    10.8%
             FINANCE..................................     7.7%
             NON-CORPORATE............................     3.8%
             COLLATERALIZED MORTGAGE BACKED SECURITIES     2.9%
             UTILITIY.................................     2.2%
             ASSET BACKED SECURITIES..................     1.3%
             CASH/OTHER...............................     1.1%

                                     MSF-5

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO

MANAGED BY SALOMON BROTHERS ASSET MANAGEMENT, INC.
PORTFOLIO MANAGER COMMENTARY*

PORTFOLIO PERFORMANCE
For the year ended December 31, 2004, the Class A shares of the Salomon Brothers Strategic Bond Opportunities Portfolio returned 6.6%, compared to its benchmark, the Lehman Brothers Aggregate Bond Index/1/, which returned 4.3% in 2004. The average return of its peer group, the Lipper Variable Insurance Products General Bond Funds Universe/2/, was 6.9% over the same period.

PORTFOLIO REVIEW
As widely anticipated, the Federal Reserve Board (the "Fed") raised its federal funds target rate during 2004, bringing it to 2.25%, at year-end, from 1.0% at December 31, 2003, which had been its lowest level in more than 40 years. Even though the market fully expected the 25 basis point hike in the federal funds rate in late June and each successive meeting thereafter, the wording of the statement's following the meetings still generated some anxiety. The Fed continued to reiterate throughout the year that it would increase rates "at a pace that is likely to be measured" but also added, "the Committee will respond to changes in economic prospects as needed to fulfill its obligation to maintain price stability." The yield on the 10-year U.S. Treasury Note ended the year relatively unchanged, having slightly declined by 2 basis points for the year, after reaching its low of 3.68% in March and then hitting its high of 4.87% in June. After reaching its high in June, the 10-year U.S. Treasury rallied after the Fed's initial 25 basis points rate hike, and remained range bound for the remainder of the year.

Most of the year was characterized by investors dissecting language from the Fed for clues on its assessment of the U.S. economy and the pace of rate hikes. The U.S. economy's quarterly pace of growth continued to advance over the period and the economy completed its third year of expansion since the 2001 recession. Although a series of one-off events--surging oil prices, hurricanes, the waning effects of 2002-2003 tax cuts, etc.--undoubtedly restrained growth in 2004, the economy proved resilient enough to grow 4% over the past four quarters. Even the U.S. labor market, which generated lackluster results throughout most of 2003, improved over the past year, but the pace of improvement was uneven from month-to-month. Given the combination of strong gross domestic product ("GDP") results, comments from the Fed about a more robust economy, improvement in job growth and a pick-up in inflation, the economy has appeared to be firing on all cylinders.

Mortgage-backed securities outperformed U.S. Treasury securities of comparable duration during the year. Agency securities provided only modest excess returns versus U.S. Treasuries of similar duration. While all Treasuries finished the year in positive territory, longer-term U.S. Treasuries outperformed U.S. Treasury bills and notes, as the Treasury curve flattened during the second half of the year, causing the shorter end of the curve to underperform.

During 2004, the high yield market, as represented by the Citigroup High Yield Market Index, returned 10.8%, outperforming nearly all other fixed income asset classes. The high-yield market's strong performance reflected the favorable technical and fundamental conditions that existed for high-yield bonds through most of the period. Emerging markets debt also performed well for the year, returning 11.77% as represented by the J.P. Morgan Emerging Markets Bond Plus Index. Good country fundamentals, commodity price strength, and the absence of U.S. Treasury market volatility during the majority of the period supported emerging markets debt returns.

The Portfolio's allocation to higher-yielding bonds proved to be beneficial over the period. Within the U.S. investment-grade component of the Portfolio, we increased our allocations to mortgages throughout the year as mortgages continued to provide excess returns over Treasuries and ended the year at 142 basis points over Treasuries on a duration adjusted basis according to Lehman Brothers. We were also able to put some excess cash to use in the Treasury market and in investment grade corporate bonds. We decreased our allocation to the U.S. high yield market in favor of increasing exposure to emerging markets debt, which provided additional yield and performance over the 12 months. We remained short duration versus the benchmark index, as we continued to position our portfolios defensively on interest rates.

Keep in mind, the Portfolio's investments are subject to interest rate and credit risks. Interest rate increases, causing the prices of fixed income securities to decline, could reduce the value of the Portfolio's share price. Lower-rated, higher yielding bonds, known as "junk bonds," are subject to greater credit risk, including the risk of default, than higher-rated obligations.

Foreign bonds are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging or developing markets. The Portfolio may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance.



* The views expressed above are those of the subinvestment advisor firm as of December 31, 2004 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ The Lehman Brothers(R) Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC. The Index performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/2/ Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

                                     MSF-6

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO



   A $10,000 INVESTMENT COMPARED TO THE LEHMAN BROTHERS AGGREGATE BOND INDEX
                                    [CHART]

               Salomon Brothers
                Strategic Bond          Lehman Brothers
                Opportunities            Aggregate Bond
              Portfolio Class A              Index
              -----------------          --------------
   Dec-94          $10,000                 $10,000
   Dec-95           11,938                  11,847
   Dec-96           13,652                  12,278
   Dec-97           15,165                  13,463
   Dec-98           15,476                  14,632
   Dec-99           15,702                  14,512
   Dec-00           16,834                  16,199
   Dec-01           17,962                  17,567
   Dec-02           19,710                  19,369
   Dec-03           22,197                  20,164
   Dec-04           23,665                  21,038

--------------------------------------------------------------------------------
                AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

                          SALOMON BROTHERS STRATEGIC
                          BOND OPPORTUNITIES PORTFOLIO   LEHMAN BROTHERS
                          CLASS A   CLASS B   CLASS E  AGGREGATE BOND INDEX
          1 Year            6.6%      6.3%      6.5%           4.3%
          5 Years           8.6       N/A       N/A            7.7
          10 Years          9.0       N/A       N/A            7.7
          Since Inception    --      11.8       8.8             --

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity of life insurance contacts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B, and Class E shares are 10/31/94, 7/30/02, and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                 PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2004


                                 TOP HOLDINGS

                                                      % OF TOTAL
                                                      NET ASSETS
                                                      ----------
                FEDERAL NATIONAL MORTGAGE ASSOCIATION    20.2%
                FEDERAL HOME LOAN MORTGAGE CORP......     8.3%
                UNITED STATES TREASURY NOTES.........     6.3%
                FEDERATIVE REPUBLIC OF BRAZIL........     5.0%
                RUSSIAN FEDERATION...................     2.6%
                FEDERAL REPUBLIC OF GERMANY..........     2.3%
                UNITED MEXICAN STATES................     2.1%
                REPUBLIC OF FINLAND..................     2.0%
                BUNDES REPUBLIC OF DEUTSCHLAND.......     1.9%
                UNITED STATES TREASURY BONDS.........     1.3%



                                  TOP SECTORS

                                                % OF TOTAL
                                               MARKET VALUE
                                               ------------
                     U.S. INVESTMENT GRADE....    52.0%
                     EMERGING MARKET DEBT.....    18.0%
                     U.S. HIGH YIELD..........    15.1%
                     NON U.S. INVESTMENT GRADE    10.1%
                     CASH/OTHER...............     4.8%


                                     MSF-7

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS U.S. GOVERNMENT PORTFOLIO

MANAGED BY SALOMON BROTHERS ASSET MANAGEMENT INC.
PORTFOLIO MANAGER COMMENTARY*

PORTFOLIO PERFORMANCE
For the year ended December 31, 2004, the Class A shares of the Salomon Brothers U.S. Government Portfolio returned 3.0%, compared to its benchmark, the Lehman Brothers Intermediate Government Bond Index/1/, which returned 2.3% in 2004. The average return of its peer group, the Lipper Variable Insurance Products U.S. Mortgage Funds Universe/2/, was 3.6% over the same period.

PORTFOLIO REVIEW
As widely anticipated, the Federal Reserve Board (the "Fed") raised its federal funds target rate during 2004, bringing it to 2.25%, at year-end, from 1.0% at December 31, 2003, which had been its lowest level in more than 40 years. Even though the market fully expected the 25 basis point hike in the federal funds rate in late June and each successive meeting thereafter, the wording of the statement's following the meetings still generated some anxiety. The Fed continued to reiterate throughout the year that it would increase rates "at a pace that is likely to be measured" but also added, "the Committee will respond to changes in economic prospects as needed to fulfill its obligation to maintain price stability." The yield on the 10-year U.S. Treasury Note ended the year relatively unchanged, having slightly declined by 2 basis points for the year, after reaching it's low of 3.68% in March and then hitting its high of 4.87% in June. After reaching its high in June, the 10-year U.S. Treasury rallied after the Fed's initial 25 basis points rate hike, and remained range bound for the remainder of the year.

Most of the year was characterized by investors dissecting language from the Fed for clues on its assessment of the U.S. economy and the pace of rate hikes. The U.S. economy's quarterly pace of growth continued to advance over the period and the economy completed its third year of expansion since the 2001 recession. Although a series of one-off events--surging oil prices, hurricanes, the waning effects of 2002-2003 tax cuts, etc.--undoubtedly restrained growth in 2004, the economy proved resilient enough to grow 4% over the past four quarters. Even the U.S. labor market, which generated lackluster results throughout most of 2003, improved over the past year, but the pace of improvement was uneven from month-to-month. Given the combination of strong gross domestic product ("GDP") results, comments from the Fed about a more robust economy, improvement in job growth and a pick-up in inflation, the economy has appeared to be firing on all cylinders.

Mortgage-backed securities outperformed U.S. Treasury securities of comparable duration during the year. Agency securities provided only modest excess returns versus U.S. Treasuries of similar duration. While all Treasuries finished the year in positive territory, longer-term U.S. Treasuries outperformed U.S. Treasury bills and notes, as the Treasury curve flattened during the second half of the year, causing the shorter end of the curve to underperform.

The Portfolio benefited from its strategic allocation to mortgage-backed securities during the period, as they provided 142 basis points of excess return over Treasuries, according to Lehman Brothers. We continued to invest the Portfolio's assets primarily in mortgage-backed securities, specifically mortgage pass-through securities and, to a lesser extent, collateralized mortgage obligations, and U.S. Treasury securities. Throughout the period, we tactically reallocated to Treasuries at favorable entry points, which increased our exposure to the sector. In turn we decreased our mortgage-backed securities weighting as a defensive measure due to tighter spreads and valuations within the mortgage-backed sector, and due to the potential for increased volatility within the mortgage sector as the Fed continues to raise interest rates, potentially putting pressure on the 10-year part of the yield curve. We also decreased our exposure to asset-backed securities during the period.

For most of the period, overall duration was kept shorter than that of our benchmark index, the Lehman Brothers Intermediate Government Bond Index. (Duration is a measure of a portfolio's price sensitivity to interest rate movements. A shorter duration helps cushion price declines in the event of rising rates.)

* The views expressed above are those of the subinvestment advisor firm as of December 31, 2004 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ Lehman Brothers Intermediate Government Bond Index(R) includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations having maturities between one to ten years. The Index has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/2/ Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

                                     MSF-8

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS U.S. GOVERNMENT PORTFOLIO



                       A $10,000 INVESTMENT COMPARED TO
              THE LEHMAN INTERMEDIATE U.S. GOVERNMENT BOND INDEX

                                    [CHART]

                 Salomon Brothers         Lehman Brothers
                  U.S. Government          Intermediate
                    Portfolio             Government Bond
                     Class A                  Index
                 ----------------         ---------------
   Dec-94             $10,000                 $10,000
   Dec-95              11,502                  11,441
   Dec-96              11,882                  11,906
   Dec-97              12,890                  12,825
   Dec-98              13,871                  13,914
   Dec-99              13,895                  13,981
   Dec-00              15,347                  15,446
   Dec-01              16,379                  16,746
   Dec-02              17,680                  18,360
   Dec-03              17,976                  18,780
   Dec-04              18,517                  19,218


--------------------------------------------------------------------------------
                AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

                      SALOMON BROTHERS U.S. GOVERNMENT PORTFOLIO LEHMAN BROTHERS INTERMEDIATE
                      CLASS A        CLASS B       CLASS E          GOVERNMENT BOND INDEX
      1 Year            3.0%           2.7%          2.8%                    2.3%
      5 Years           5.9            N/A           N/A                     6.6
      10 Years          6.4            N/A           N/A                     6.8
      Since Inception     -            3.3           4.5                       -

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity of life insurance contacts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B, and Class E shares are 10/31/94, 7/30/02, and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

                 PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2004

                                 TOP HOLDINGS

                                                       % OF TOTAL
                                                       NET ASSETS
                                                       ----------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION...   48.0%
              FEDERAL HOME LOAN MORTGAGE CORP.........   22.1%
              UNITED STATES TREASURY NOTES............   19.4%
              GOVERNMENT NATIONAL MORTGAGE ASSOCIATION    0.7%
              FEDERAL HOME LOAN BANK..................    0.3%


                                  TOP SECTOR

                                        % OF TOTAL
                                       MARKET VALUE
                                       ------------
                            MORTGAGE..    70.4%
                            TREASURY..    19.5%
                            AGENCY....     1.0%
                            CASH/OTHER     9.1%


                                     MSF-9

METROPOLITAN SERIES FUND, INC.

 BLACKROCK BOND INCOME PORTFOLIO (FORMERLY STATE STREET RESEARCH BOND INCOME PORTFOLIO)

PORTFOLIO MANAGER COMMENTARY*

State Street Research & Management Company ("State Street Research"), the Portfolio's subadviser prior to January 31, 2005, prepared this commentary, which addresses the Portfolio's performance for the one year period, ended December 31, 2004. On January 31, 2005 BlackRock Advisors, Inc. ("BlackRock") succeeded State Street Research as subadviser to the Portfolio, and the Portfolio's name was changed from State Street Research Bond Income Portfolio to BlackRock Bond Income Portfolio. This commentary does not reflect the management of BlackRock.

PORTFOLIO PERFORMANCE
For the year ended December 31, 2004, the Class A shares of the BlackRock Bond Income Portfolio returned 4.4%, compared to its benchmark, the Lehman Brothers Aggregate Bond Index/1/, which returned 4.3% in 2004. The average return of its peer group, the Lipper Variable Insurance Products Corporate Debt A Rated Funds Universe/2/, was 4.2% over the same period.

PORTFOLIO REVIEW
Bonds finished the year in positive territory. While the federal funds rate has increased by 125 basis points since June 2004, U.S. Treasury yields have declined, with the ten-year yield falling 36 basis points from 4.58% to 4.22%. In addition, credit spreads over U.S. Treasuries have narrowed, especially within the riskier credits, with high-yield debt and emerging debt spreads having narrowed by more than 100 basis points. In fact, the riskiest (CCC-rated) debt within the high-yield sector narrowed by 173 basis points during the second half of the year. The decline in Fed fund and Eurodollar futures through the end of 2004 also reflected reduced concern about Fed rate hikes. The Fed's "measured" campaign appears to have allayed concerns about the need for the Fed to take a more aggressive approach.

U.S. economic growth continued to recover from the soft patch experienced earlier in 2004. The Fed's "measured" campaign to hike rates continued, as the federal funds rate rose by a total of 50 basis points during the fourth quarter to end the year at 2.25%. Employment growth continued to increase at a moderate pace, with 2.2 million new jobs created in 2004 (about 189,000 per month). The Core Consumer Price Index (CPI), having declined sharply during the third quarter, accelerated in the final quarter of 2004 to end the year about 2% higher than where it began the year.

In the fourth quarter, investors focused on the U.S. current account deficit, which rose to a record level close to 6% of GDP. Given the extensive U.S. dollar holdings of various central banks, notably Japan and China, a decision to withdraw these allocations or simply to reduce them could prompt interest rates to rise suddenly.

The Lehman Brothers Aggregate Bond Index returned 4.3% for 2004 as spreads and yields both narrowed. Riskier fixed income assets, such as emerging market and high-yield debt, performed particularly well during the year. In addition, BBB-rated bonds and industrials performed strongly.

The Portfolio's biggest gains came from its allocations to top-performing sectors. An overweight in high-yield was the largest contributor to performance. The high-yield sector posted some of the strongest returns, led by lower-quality issues with CCC and B ratings. The Portfolio's overweight in investment-grade credit also gave a significant boost to returns, as spreads narrowed dramatically. The Portfolio maintained a modest allocation to emerging market issues, which also provided strong returns for the year. Our investments in commercial mortgage-backed securities (MBS) and asset-backed securities, both of which offered a yield advantage over Treasuries, continued to positively contribute to performance.

During the year we remained neutral along the yield curve, which had a minimal impact on returns. Our overall duration positioning was slightly longer than that of the index at year-end, which minimally impacted returns as interest rates rose for the period. Our underweight to U.S. agencies and security selection within the MBS sector detracted from returns.

* The views expressed above are those of State Street Research & Management Company as of December 31, 2004 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ The Lehman Brothers(R) Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC. The Index performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/2/ Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

                                    MSF-10

METROPOLITAN SERIES FUND, INC.

 BLACKROCK BOND INCOME PORTFOLIO (FORMERLY STATE STREET RESEARCH BOND INCOME PORTFOLIO)



   A $10,000 INVESTMENT COMPARED TO THE LEHMAN BROTHERS AGGREGATE BOND INDEX

                                    [CHART]


                   BlackRock Bond              Lehman Brothers Aggregate
               Income Portfolio Class A               Bond Index
               ------------------------        -------------------------
Dec-94                 $10,000                          $10,000
Dec-95                  12,120                           11,847
Dec-96                  12,677                           12,278
Dec-97                  14,057                           13,463
Dec-98                  15,329                           14,632
Dec-99                  15,258                           14,512
Dec-00                  16,502                           16,199
Dec-01                  17,957                           17,567
Dec-02                  19,476                           19,369
Dec-03                  20,616                           20,164
Dec-04                  21,530                           21,038

--------------------------------------------------------------------------------
                AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

                          BLACKROCK BOND INCOME PORTFOLIO   LEHMAN BROTHERS
                          CLASS A    CLASS B    CLASS E   AGGREGATE BOND INDEX
          1 Year            4.4%       4.2%       4.3%            4.3%
          5 Years           7.1        N/A        N/A             7.7
          10 Years          8.0        N/A        N/A             7.7
          Since Inception    --        6.3        6.2              --

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity of life insurance contacts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B, and Class E shares are 8/26/83, 5/1/01, and 4/23/02, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                             PORTFOLIO COMPOSITION
                            AS OF DECEMBER 31, 2004


                                 TOP HOLDINGS

                                                          % OF TOTAL
                                                          NET ASSETS
                                                          ----------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION........   32.6%
            UNITED STATES TREASURY NOTES.................    8.7%
            UNITED STATES TREASURY BONDS.................    5.8%
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION.....    5.5%
            LB-UBS COMMERCIAL MORTGAGE TRUST.............    2.2%
            DOW JONES CDC.NA.HY.3 TRUST 3................    1.9%
            WASHINGTON MUTUAL, INC.......................    1.0%
            HOUSEHOLD FINANCE CORP.......................    0.9%
            J.P. MORGAN COMMERCIAL MORTGAGE FINANCE CORP.    0.8%
            FEDERAL HOME LOAN BANK.......................    0.8%


                                  TOP SECTORS

                                                      % OF TOTAL
                                                     MARKET VALUE
                                                     ------------
              U.S. AGENCY MORTGAGE..................    35.7%
              CORPORATE.............................    22.0%
              U.S. TREASURY.........................    15.0%
              NON-AGENCY MORTGAGE...................     8.8%
              ASSET BACKED..........................     5.7%
              HIGH YIELD............................     4.7%
              AGENCY/GOVERNMENT SPONSORED ENTERPRISE     3.4%
              EMERGING MARKETS......................     1.7%
              CASH/OTHER............................     3.0%


                                    MSF-11

METROPOLITAN SERIES FUND, INC.

 MFS TOTAL RETURN PORTFOLIO

MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
PORTFOLIO MANAGER COMMENTARY*

PORTFOLIO PERFORMANCE
For the year ended December 31, 2004, the Class A shares of the MFS Total Return Portfolio returned 11.3%, compared to its benchmark, a blend of the Standard & Poor's 500 Index/1/ (60%) and the Lehman Brothers Aggregate Bond Index/2/ (40%), which returned 8.3% in 2004. The average return of its peer group, the Lipper Variable Insurance Products Flexible Portfolio Funds Universe/3/, was 8.3% over the same period.

PORTFOLIO REVIEW
For stock investors, 2004 was a bumpy ride with a smooth finish. In the end, improving fundamental factors such as corporate spending and earnings growth triumphed and drove equity markets to solid gains for the year. During the 12-month period, investors endured skyrocketing oil prices, rising short-term interest rates, a volatile and retreating U.S. dollar, record budget and trade deficits, and war in Iraq--and for a time it seemed these factors would lead to flat or negative annual performance for many investments. But by the last quarter of 2004, oil prices retreated, investors seemed to adopt a less negative view of other broad economic issues, and markets appeared to recognize that both corporate profits and economic growth were up remarkably for the year.

In the bond market, the biggest surprise of 2004 was that long-term interest rates--which were widely expected to rise--did not. In fact, interest rates for 10-year U.S. Treasuries were virtually flat for the one-year period while rates for 30-year Treasuries declined. (The principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) For the most part, longer-term bond investors collected their coupon yields and did not suffer the expected loss of principal.

Stock selection and our overweighted position in the utilities and communication sector were major contributors to good relative performance during the period. Among the investments in the sector that helped drive performance were the telecomunications stocks Sprint and AT&T Wireless and the Texas-based electric power generator TXU. (AT&T Wireless was acquired during the year by Cingular, a joint venture of SBC and BellSouth.)

Stock selection in the basic materials sector boosted relative performance as well. Both Owens-Illinois, a manufacturer of glass containers and plastic packaging, and Companhia Vale do Rio Docc, the Brazilian firm that is the world's largest iron ore miner, posted solid gains for the period.

Our overweighted position in the energy sector made a key positive impact. One of the stocks that did well for the Portfolio in the sector was the oil-drilling company Noble.

At the individual stock level, our decision to underweight pharmaceuticals giant Pfizer, whose stock was down significantly for the year, had the biggest positive impact on the Portfolio's relative returns. The Portfolio also benefited from our decisions to avoid Intel and to underweight Cisco Systems, two tech stocks that declined significantly during the year.

Performance of the bond portion of the Portfolio was helped by our duration stance, as well as by sector allocation and security selection. The Portfolio was relatively short on duration, a measure of sensitivity to interest rate changes, throughout the one-year period. This aided relative performance as the yield curve flattened dramatically when short-term interest rates rose in response to five rate hikes by the Federal Reserve Board. An overweighting in corporate bonds, particularly in the utilities and finance areas, also helped relative results, as did bond selection within industries. The Portfolio's holdings in TIPS (Treasury Inflation Protected Securities) and U.S. Federal Agency Bonds contributed to relative performance.

There were also several factors that detracted from the Portfolio's relative performance. Our stock selection in the leisure sector was the primary detractor from relative performance during the year. A decision to overweight the media company Viacom, whose stock declined during the year, acted as the biggest individual drag on relative returns.

Stock selection in the retailing sector also had a negative impact. The biggest detractor from relative returns in the sector was the pharmaceutical chain Rite Aid, which had a difficult year. Not owning the online auctioneer eBay hurt relative returns. One of the stocks we did own in the tech sector proved to be a disappointment, as Nortel Networks, a manufacturer of telecommunications equipment, had a down year. The energy giant Exxon Mobil posted strong gains during the period, and our decision to underweight the stock held back the Portfolio's relative returns. Finally, overweighting the bank Mellon Financial, whose stock was down slightly for the year, detracted from relative returns.


* The views expressed above are those of the subinvestment advisor firm as of December 31, 2004 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ The Standard & Poor's (S&P) 500(R) Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/2/ The Lehman Brothers(R) Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC. The Index performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/3/ Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

                                    MSF-12

METROPOLITAN SERIES FUND, INC.

 MFS TOTAL RETURN PORTFOLIO




                       A $10,000 INVESTMENT COMPARED TO
                     S&P 500 INDEX AND THE LEHMAN BROTHERS
                             AGGREGATE BOND INDEX

                              [CHART]

                MFS Total Return                          Lehman Brothers
               Portfolio Class A      S&P 500 Index     Aggregate Bond Index
               -----------------      -------------     --------------------
   Dec-94          $10,000              $10,000                $10,000
   Dec-95           13,128               13,753                 11,847
   Dec-96           15,101               16,909                 12,278
   Dec-97           19,110               22,548                 13,463
   Dec-98           22,870               28,992                 14,632
   Dec-99           25,147               35,092                 14,512
   Dec-00           24,297               31,900                 16,199
   Dec-01           23,373               28,111                 17,567
   Dec-02           22,117               21,901                 19,369
   Dec-03           25,876               28,179                 20,164
   Dec-04           28,788               31,243                 21,038


--------------------------------------------------------------------------------
                AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

                      MFS TOTAL RETURN PORTFOLIO S&P 500   LEHMAN BROTHERS
                      CLASS A  CLASS B  CLASS E   INDEX  AGGREGATE BOND INDEX
      1 Year           11.3%    11.0%     N/A     10.9%          4.3%
      5 Years           2.7      N/A      N/A     -2.3           7.7
      10 Years         11.2      N/A      N/A     12.1           7.7
      Since Inception    --      6.8      8.6%      --            --

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity of life insurance contacts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B, and Class E shares are 5/1/87, 5/1/02, and 4/26/04, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

                             PORTFOLIO COMPOSITION
                            AS OF DECEMBER 31, 2004


                                 TOP HOLDINGS

                                                       % OF TOTAL
                                                       NET ASSETS
                                                       ----------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION...   13.7%
              UNITED STATES TREASURY NOTES............    6.3%
              FEDERAL HOME LOAN MORTGAGE CORP.........    2.9%
              UNITED STATES TREASURY BONDS............    2.4%
              BANK OF AMERICA CORP....................    2.0%
              SPRINT CORP.............................    2.0%
              VERIZON COMMUNICATIONS, INC.............    1.7%
              GOVERNMENT NATIONAL MORTGAGE ASSOCIATION    1.5%
              CITIGROUP, INC..........................    1.5%
              JPMORGAN CHASE & CO.....................    1.5%


                              TOP EQUITY SECTORS

                                                     % OF EQUITY
                                                    MARKET VALUE
                                                  -----------------
            FINANCIAL SERVICES...................       24.9%
            UTILITIES & COMMUNICATIONS...........       14.2%
            ENERGY...............................       10.2%
            HEALTH CARE..........................       10.1%
            LEISURE..............................        8.7%

                           TOP FIXED INCOME SECTORS
                                                  % OF FIXED INCOME
                                                    MARKET VALUE
                                                  -----------------
            MORTGAGE BACKED......................       36.1%
            U.S. TREASURIES......................       22.8%
            HIGH GRADE CORPORATES................       22.2%
            U.S. GOVERNMENT AGENCIES.............       12.5%
            COMMERCIAL MORTGAGE BACKED SECURITIES        3.2%

                                    MSF-13

METROPOLITAN SERIES FUND, INC.

 BLACKROCK DIVERSIFIED PORTFOLIO (FORMERLY STATE STREET RESEARCH DIVERSIFIED PORTFOLIO)

PORTFOLIO MANAGER COMMENTARY*


State Street Research & Management Company ("State Street Research"), the Portfolio's subadviser prior to January 31, 2005, prepared this commentary, which addresses the Portfolio's performance for the one year period, ended December 31, 2004. On January 31, 2005 BlackRock Advisors, Inc. ("BlackRock") succeeded State Street Research as subadviser to the Portfolio, and the Portfolio's name was changed from State Street Research Diversified Portfolio to BlackRock Diversified Portfolio. This commentary does not reflect the management of BlackRock.

PORTFOLIO PERFORMANCE
For the year ended December 31, 2004, the Class A shares of the State Street Research Diversified Portfolio returned 8.5%, compared to its benchmark, a blend of the Standard & Poor's 500 Index/1/ (60%) and the Lehman Brothers Aggregate Bond Index/2/ (40%), which returned 8.3%. The average return of its peer group, the Lipper Variable Insurance Products Balanced Funds Universe/3/, was 8.6% over the same period.

PORTFOLIO REVIEW
After three quarters of relatively flat returns resulting from investors' concerns with larger macro issues such as the presidential election, interest rates, and terrorism fears, the S&P 500 Index rebounded in the fourth quarter, gaining 9.2%, and finished the year up 10.9%.

The Lehman Brothers Aggregate Bond Index returned 4.3% for 2004 as yield spreads of credit based bonds narrowed. Riskier fixed income assets, such as emerging market and high-yield debt, performed particularly well during the year. In addition, BBB-rated bonds and industrials provided strong returns. The Mortgage-Backed Securities (MBS) sector posted positive gains while spreads continued to tighten.

We maintained an allocation of 65% equities and 35% bonds at the end of the year, and diverged only slightly from those allocations throughout the period. An overweight in equities, strong stock selection, and overweight allocations to investment-grade, high-yield and emerging market fixed income sectors helped the Portfolio outperform its benchmark.

For the equity portion of the Portfolio, stock selection in health care was the single greatest contributor to relative returns during 2004. Strength across health care industries boosted returns and decisions in pharmaceuticals and medical instruments provided the largest contributions. The Portfolio's exposure to energy stocks also bolstered returns during the year. Our holdings benefited from elevated commodity prices during the year. Stock selection in technology and producer durables dampened return comparisons.

For the bond portion of the Portfolio, the biggest gains came from allocations to top-performing sectors. An overweight in high-yield was the largest contributor to performance. The high-yield sector posted some of the strongest returns led by lower-quality issues with CCC and B ratings. The Portfolio's overweight in investment-grade credit also gave a significant boost to returns, as spreads of bonds in this sector relative to treasury bonds narrowed dramatically. The Portfolio maintained a modest allocation to emerging market issues, which also positively contributed to performance for the year. We also benefited from investments in commercial mortgage-backed securities and asset-backed securities, both of which offered a yield advantage over Treasuries. We maintained a moderate allocation to the MBS sector at the end of the year. We continued to be neutral along the yield curve, while our overall duration positioning was slightly longer than the index at year-end. This strategy had no material effect on returns as interest rates rose for the period. While U.S. agencies performed well for the period, we remained underweight the sector due to headline risk.

* The views expressed above are those of State Street Research & Management Company as of December 31, 2004 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ The Standard & Poor's (S&P) 500(R) Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/2/ The Lehman Brothers(R) Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC. The Index performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/3/ Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

                                    MSF-14

METROPOLITAN SERIES FUND, INC.

 BLACKROCK DIVERSIFIED PORTFOLIO (FORMERLY STATE STREET RESEARCH DIVERSIFIED PORTFOLIO)

                     A $10,000 INVESTMENT COMPARED TO THE
                     S&P 500 INDEX AND THE LEHMAN BROTHERS
                             AGGREGATE BOND INDEX
                                    [CHART]

               BlackRock Diversified                        Lehman Brothers
                 Portfolio Class A       S&P 500 Index    Aggregate Bond Index
                 -----------------       -------------    --------------------
 Dec-94           $10,000                  $10,000              $10,000
 Dec-95            12,703                   13,753               11,847
 Dec-96            14,545                   16,909               12,278
 Dec-97            17,539                   22,548               13,463
 Dec-98            20,982                   28,992               14,632
 Dec-99            22,812                   35,092               14,512
 Dec-00            23,046                   31,900               16,199
 Dec-01            21,588                   28,111               17,567
 Dec-02            18,592                   21,901               19,369
 Dec-03            22,414                   28,179               20,164
 Dec-04            24,321                   31,243               21,038


--------------------------------------------------------------------------------
                AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2004

--------------------------------------------------------------------------------

                                                                     LEHMAN
                                                                    BROTHERS
                           BLACKROCK DIVERSIFIED PORTFOLIO S&P 500 AGGREGATE
                           CLASS A    CLASS B    CLASS E    INDEX  BOND INDEX
           1 Year            8.5%       N/A        8.3%     10.9%     4.3%
           5 Years           1.3        N/A        N/A      -2.3      7.7
           10 Years          9.3        N/A        N/A      12.1      7.7
           Since Inception     -        7.1        2.0         -        -

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity of life insurance contacts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B, and Class E shares are 7/25/86, 4/26/04, and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

                 PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2004


                                 TOP HOLDINGS

                                                       % OF TOTAL
                                                       NET ASSETS
                                                       ----------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION...   11.4%
              UNITED STATES TREASURY NOTES............    3.2%
              GENERAL ELECTRIC CO.....................    2.5%
              MICROSOFT CORP..........................    2.2%
              UNITED STATES TREASURY BONDS............    2.2%
              GOVERNMENT NATIONAL MORTGAGE ASSOCIATION    2.1%
              TYCO INTERNATIONAL, LTD.................    1.9%
              NOVARTIS AG.............................    1.5%
              SPDR TRUST SERIES 1.....................    1.4%
              COMCAST CORP............................    1.2%


                              TOP EQUITY SECTORS

                                              % OF EQUITY
                                             MARKET VALUE
                                           -----------------
                    FINANCIAL SERVICES....       16.4%
                    CONSUMER DISCRETIONARY       16.0%
                    TECHNOLOGY............       14.5%
                    HEALTH CARE...........       12.2%
                    CONSUMER STAPLES......        7.3%

                            TOP FIXED INCOME SECTORS
                                           % OF FIXED INCOME
                                             MARKET VALUE
                                           -----------------
                    U.S. AGENCY MORTGAGE..       35.9%
                    CORPORATE.............       22.8%
                    U.S. TREASURY.........       16.1%
                    NON-AGENCY MORTGAGE...        7.6%
                    ASSET BACKED..........        5.0%


                                    MSF-15

METROPOLITAN SERIES FUND, INC.

 CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO

MANAGED BY CAPITAL GUARDIAN TRUST COMPANY
PORTFOLIO MANAGER COMMENTARY*


PORTFOLIO PERFORMANCE
For the year ended December 31, 2004, the Class A shares of the Capital Guardian U.S. Equity Portfolio returned 9.3%, compared to its benchmark, the Standard & Poor's 500 Index/1/, which returned 10.9% in 2004. The average return of its peer group, the Lipper Variable Insurance Products Multi-Cap Core Funds Universe/2/, was 12.1% over the same period.

PORTFOLIO REVIEW
Late October marked a peak in oil prices and the start of a rally for U.S. stocks. As oil declined, stocks steadily rose, ending the year with the broad indices up over 10%; this brought total returns for stocks, which were nearly flat at the end of the third quarter, well into positive territory at year's end. In addition to falling energy prices, stocks rallied after the conclusion of the presidential election and in response to a spate of mergers and acquisitions (primarily in software, telecommunications and health care), and healthy economic data, including a continued gradual improvement in job creation and income growth. The Federal Reserve slowly raised short-term interest rates during the year, continuing its move toward a neutral monetary policy.

The best-returning sectors for the year were energy (supported by high oil prices), utilities and telecommunication services. The pharmaceuticals industry within the health care sector was the weakest performer for the year. This was primarily driven by growing public debate about drug safety that impacted several of the large pharmaceutical companies in the index. The information technology and consumer staples also underperformed the market during the year.

The Portfolio's top overall detractor for the year was weak stock selection in the health care sector, primarily within the Portfolio's holdings in the pharmaceutical industry. Despite strength in prior years, several of the Portfolio's top holdings suffered setbacks in 2004. U.K. drug company AstraZeneca was the top overall relative detractor for the year after several of its drugs received increased regulatory scrutiny or, in the case of Exanta, were not approved. Despite this stock's underperformance, we felt that investors' macro/political concerns regarding health care costs, the Federal budget deficit, and drug pricing were already reflected in drug stock valuations. While there has been some trimming of AstraZeneca from the Portfolio, it still ended the year as the largest position in the Portfolio. Another drug company that detracted from results in 2004 was Forest Laboratories. Results at Forest Labs were dampened by concerns over generic competitors to their anti-depressant drug Celexa. While this drug's earnings stream could be depressed by the introduction of generic versions to the marketplace, we continued to find the company's valuations compelling and it remained a top holding in the Portfolio at the end of the period.

Stock selection was also a detractor in the information technology sector, primarily within the semiconductor and semiconductor capital equipment company industries. Applied Materials, KLA-Tencor, Intel, and Teradyne were all down for the year and were among the Portfolio's top absolute detractors.

The top contributor to results for the year was stock selection within the telecommunication services sector. Performance in this area was driven primarily by the Portfolio's holdings in Sprint PCS and Sprint FON. The late October merger of these two companies into Sprint Corporation was looked on as a positive by the market and the stock ended the year up significantly. Sprint ended the year as the fourth largest position in the Portfolio.

Stock selection within the financial sector was the second largest relative contributor to results for the year. Student loan generator SLM Corporation was the top performing stock in this sector, after being one of the top contributors in 2003 as well. Growth at SLM was supported by higher loan volumes (more students) and ever-rising tuition rates. SLM ended the year as the Portfolio's seventh largest position. Bank One was also a top contributor for the year.

The consumer staples sector in the index underperformed the market, but our holdings did better on average and the sector was the third largest relative contributor for the year. Results in this sector were driven by Costco Wholesale, Altria Group, and Estee Lauder.

Investors were cautious in 2004, doubting the sustainability of strong economic growth rates in the U.S. and elsewhere; they focused instead on the implications of soaring energy prices and setbacks in Iraq.

As a result of many individual decisions on stocks, the Portfolio in aggregate was underweight the largest capitalization stocks and emphasized relatively smaller companies within the large-cap universe. The Portfolio's largest deviations from the index on a sector basis were overweight positions in health care and information technology and underweight positions in financials and industrials.



* The views expressed above are those of the subinvestment advisor firm as of December 31, 2004 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ The Standard & Poor's (S&P) 500(R) Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/2/ Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

                                    MSF-16

METROPOLITAN SERIES FUND, INC.

 CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO



              A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX

                                    [CHART]


             Capital Guardian U.S. Equity
                  Portfolio Class A            S&P 500 Index
             ----------------------------      -------------
May-02                   $10,000                 $10,000
Dec-02                     7,900                   8,271
Dec-03                    10,880                  10,641
Dec-04                    11,891                  11,799


--------------------------------------------------------------------------------
                AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                    CAPITAL GUARDIAN
                                    U.S. EQUITY PORTFOLIO S&P 500
                                    CLASS A    CLASS B     INDEX
                    1 Year            9.3%       9.0%      10.9%
                    Since Inception   6.7        6.5        6.4
                    ---------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity of life insurance contacts. If these charges were included, the returns would be lower.

Inception date of the Class A and Class B shares is 5/1/02. Index since inception returns are based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                             PORTFOLIO COMPOSITION
                            AS OF DECEMBER 31, 2004


                                 TOP HOLDINGS

                                                % OF TOTAL
                                                NET ASSETS
                                                ----------
                      ASTRAZENECA, PLC. (ADR)..    2.8%
                      FOREST LABORATORIES, INC.    2.6%
                      GENERAL ELECTRIC CO......    2.5%
                      SPRINT CORP..............    2.4%
                      WASHINGTON MUTUAL, INC...    2.4%
                      JPMORGAN CHASE & CO......    2.2%
                      SLM CORP.................    2.1%
                      EXXON MOBIL CORP.........    2.0%
                      WELLS FARGO & CO.........    1.9%
                      APPLIED MATERIALS, INC...    1.8%


                                  TOP SECTORS

                                              % OF TOTAL
                                             MARKET VALUE
                                             ------------
                      INFORMATION TECHNOLOGY    18.3%
                      HEALTH CARE...........    17.1%
                      FINANCIAL.............    15.7%
                      CONSUMER DISCRETIONARY    10.8%
                      ENERGY................     9.3%
                      CONSUMER STAPLES......     8.8%
                      INDUSTRIALS...........     8.5%
                      TELECOMMUNICATIONS....     3.3%
                      MATERIALS.............     2.5%
                      UTILITIES.............     1.7%
                      CASH/OTHER............     4.0%

                                    MSF-17

METROPOLITAN SERIES FUND, INC.

 DAVIS VENTURE VALUE PORTFOLIO

MANAGED BY DAVIS SELECTED ADVISERS, L.P.
PORTFOLIO MANAGER COMMENTARY*

PORTFOLIO PERFORMANCE
For the year ended December 31, 2004, the Class A shares of the Davis Venture Value Portfolio returned 12.4%, compared to its benchmark, the Standard & Poor's 500 Index/1/, which returned 10.9% in 2004. The average return of its peer group, the Lipper Variable Insurance Products Large-Cap Core Funds Universe/2/, was 8.6% over the same period.

PORTFOLIO REVIEW
The Portfolio's investment strategy is to perform extensive research and to buy companies with expanding earnings at value prices and hold them for the long term. Contributors and detractors to relative performance over the year are discussed below.

Almost all of the Portfolio's consumer staples holdings performed well over the period, including Altria Group, up by 18.4%, and Costco Wholesale, up by 31.15%. In 2003 the Portfolio's large financial services holdings were the most important contributor to the Portfolio's strong performance. In 2004 the Portfolio's large financial services holdings trailed the S&P 500 Index by a small margin. American Express, up by 17.6% for the period; Golden West, up by 19.5%; and Loews, up by 43.6%, turned in strong performances. A number of other financial holdings turned in weaker performances, including Fifth Third Bancorp, down by 17.9%; Marsh & McLennan, down by 25.8% since being purchased in June; and Transatlantic Holdings, down by 3.8%.

Information technology companies in general under-performed the broader market in 2004. The Portfolio benefited by having only a limited exposure to information technology companies.

Other important contributors to performance included Tyco International, an industrials company, up 35.4%, and ConocoPhillips, an energy company, up 35.6%. Other important detractors from performance included H&R Block, the tax preparation company, down 10.0%; Rentokil, an industrial company, down 16.7% since being purchased in January; and two health care companies, Pfizer, down 24.7% before being sold in December, and Eli Lilly, down 17.6% over the period.

It should be noted that a company's or sector's contribution to the Portfolio's performance is a product both of its appreciation or depreciation and it's weighting within the Portfolio. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

* The views expressed above are those of the subinvestment advisor firm as of December 31, 2004 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ The Standard & Poor's (S&P) 500(R) Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/2/ Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

                                    MSF-18

METROPOLITAN SERIES FUND, INC.

 DAVIS VENTURE VALUE PORTFOLIO



                     A $10,000 INVESTMENT COMPARED TO THE
                                 S&P 500 INDEX

                                    [CHART]

                Davis Venture Value
                 Portfolio Class A              S&P 500 Index
                -------------------             -------------
Dec-94              $10,000                       $10,000
Dec-95               13,928                        13,753
Dec-96               17,527                        16,909
Dec-97               23,397                        22,548
Dec-98               26,775                        28,992
Dec-99               31,466                        35,092
Dec-00               34,452                        31,900
Dec-01               30,617                        28,111
Dec-02               25,605                        21,901
Dec-03               33,508                        28,179
Dec-04               37,653                        31,243


--------------------------------------------------------------------------------
                AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2004

--------------------------------------------------------------------------------

                                DAVIS VENTURE VALUE PORTFOLIO S&P 500
                                CLASS A   CLASS B   CLASS E    INDEX
                1 Year           12.4%     12.0%     12.1%     10.9%
                5 Years           3.7       N/A       N/A      -2.3
                10 Years         14.2       N/A       N/A      12.1
                Since Inception    --      16.3       3.2        --

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity of life insurance contacts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B, and Class E shares are 10/31/94, 7/30/02, and 2/20/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                             PORTFOLIO COMPOSITION
                            AS OF DECEMBER 31, 2004


                                 TOP HOLDINGS

                                                    % OF TOTAL
                                                    NET ASSETS
                                                    ----------
                 AMERICAN EXPRESS CO...............    7.3%
                 ALTRIA GROUP, INC.................    5.4%
                 AMERICAN INTERNATIONAL GROUP, INC.    4.4%
                 TYCO INTERNATIONAL, LTD...........    4.3%
                 WELLS FARGO & CO..................    3.6%
                 BERKSHIRE HATHAWAY, INC. (CLASS A)    3.5%
                 CITIGROUP, INC....................    3.4%
                 HSBC HOLDINGS, PLC................    3.3%
                 COSTCO WHOLESALE CORP.............    3.2%
                 THE PROGRESSIVE CORP..............    3.0%


                                  TOP SECTORS

                                              % OF TOTAL
                                             MARKET VALUE
                                             ------------
                      FINANCIAL.............    47.6%
                      CONSUMER STAPLES......    11.9%
                      ENERGY................     8.0%
                      INDUSTRIALS...........     7.3%
                      CONSUMER DISCRETIONARY     5.6%
                      MARERIALS.............     4.2%
                      INFORMATION TECHNOLOGY     3.8%
                      HEALTH CARE...........     3.5%
                      TELECOMMUNICATIONS....     0.5%
                      CASH/OTHER............     7.6%

                                    MSF-19

METROPOLITAN SERIES FUND, INC.

 FI VALUE LEADERS PORTFOLIO

MANAGED BY FIDELITY MANAGEMENT & RESEARCH COMPANY
PORTFOLIO MANAGER COMMENTARY*

PORTFOLIO PERFORMANCE
For the year ended December 31, 2004, the Class A shares of the FI Value Leaders Portfolio returned 13.7%, compared to its benchmark, the Russell 1000 Value Index/1/, which returned 16.5% in 2004. The average return of its peer group, the Lipper Variable Insurance Products Multi-Cap Value Funds Universe/2/, was 14.6% over the same period.

PORTFOLIO REVIEW
Equities realized solid returns in the 12-month period ending December 31, 2004, and for the second straight year the S&P 500 Index/3/ posted double-digit gains. After robust gains in 2003, investors had many concerns on their minds early in 2004, including rising interest rates, the presidential election, terrorism fears and the escalating cost of oil. However, by the end of the year, most of these pressures had eased, leading to a broad-based rally in the fourth quarter.

In this environment, the Portfolio posted strong returns, but underperformed the Russell 1000 Value Index benchmark. Performance was hurt by negative market selection in the information technology and health care sectors. Within technology, the Portfolio was overweighted in the poor-performing semiconductor industry. Within health care, the Portfolio had a sizable overweight in the lagging pharmaceuticals industry. Also detracting from performance was weak security selection within the insurance and diversified financials industries. On a positive note, the Portfolio benefited from positive security selection within the materials and health care sectors. Within the materials sector, the Portfolio received a boost from an overweighting in the strong-performing chemicals industry. In the health care sector, performance was helped by positions within the health care equipment and services industry.



* The views expressed above are those of the subinvestment advisor firm as of December 31, 2004 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ The Russell 1000(R) Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher divided yields and lower forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/2/ Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

/3/ The Standard & Poor's (S&P) 500(R) Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

                                    MSF-20

METROPOLITAN SERIES FUND, INC.

 FI VALUE LEADERS PORTFOLIO



                       A $10,000 INVESTMENT COMPARED TO
                         THE RUSSELL 1000 VALUE INDEX

                                    [CHART]

                 FI Value Leaders            Russell 1000
                 Portfolio Class A            Value Index
                 -----------------            -----------
   Dec-94            $10,000                    $10,000
   Dec-95             13,647                     13,836
   Dec-96             16,118                     16,830
   Dec-97             21,509                     22,751
   Dec-98             26,769                     26,307
   Dec-99             29,268                     28,240
   Dec-00             27,757                     30,221
   Dec-01             23,891                     28,532
   Dec-02             19,243                     24,103
   Dec-03             24,423                     31,341
   Dec-04             27,776                     36,510

--------------------------------------------------------------------------------
                AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2004

--------------------------------------------------------------------------------

                              FI VALUE LEADERS PORTFOLIO RUSSELL 1000
                              CLASS A  CLASS B  CLASS E  VALUE INDEX
              1 Year           13.7%    13.5%    13.6%       16.5%
              5 Years          -1.0      N/A      N/A         5.3
              10 Years         10.8      N/A      N/A        13.8
              Since Inception    --     15.7      0.6          --

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity of life insurance contacts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B, and Class E shares are 4/30/93, 7/30/02, and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

                             PORTFOLIO COMPOSITION
                            AS OF DECEMBER 31, 2004


                                 TOP HOLDINGS

                                                    % OF TOTAL
                                                    NET ASSETS
                                                    ----------
                 GENERAL ELECTRIC CO...............    6.1%
                 EXXON MOBIL CORP..................    3.6%
                 BANK OF AMERICA CORP..............    3.3%
                 AMERICAN INTERNATIONAL GROUP, INC.    2.5%
                 HONEYWELL INTERNATIONAL, INC......    2.4%
                 WACHOVIA CORP.....................    1.9%
                 SBC COMMUNICATIONS, INC...........    1.9%
                 ALTRIA GROUP, INC.................    1.9%
                 TYCO INTERNATIONAL, LTD...........    1.8%
                 BAXTER INTERNATIONAL, INC.........    1.6%


                                  TOP SECTORS

                                              % OF TOTAL
                                             MARKET VALUE
                                             ------------
                      FINANCIAL.............    20.5%
                      INDUSTRIALS...........    19.7%
                      ENERGY................    12.4%
                      HEALTH CARE...........     9.9%
                      CONSUMER DISCRETIONARY     8.7%
                      MATERIALS.............     8.7%
                      INFORMATION TECHNOLOGY     8.6%
                      TELECOMMUNICATIONS....     5.2%
                      CONSUMER STAPLES......     3.5%
                      CASH/OTHER............     2.8%

                                    MSF-21

METROPOLITAN SERIES FUND, INC.

 HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO

MANAGED BY HARRIS ASSOCIATES, L.P.
PORTFOLIO MANAGER COMMENTARY*

PORTFOLIO PERFORMANCE
For the year ended December 31, 2004, the Class A shares of the Harris Oakmark Large Cap Value Portfolio returned 11.4%, compared to its benchmark, the Russell 1000 Value Index/1/, which returned 16.5% in 2004. The average return of its peer group, the Lipper Variable Insurance Products Multi-Cap Core Funds Universe/2/, was 12.1% over the same period.

PORTFOLIO REVIEW
In a year when political events dominated the headlines, the stock market staged a notable late burst to make it a rewarding year after all, quite respectable given the strong results of 2003. For many investors, however, the two-year market rally has yet to fully reverse the decline of 2000-2002, and the naysayers continue to linger.

Last year, while we were generally satisfied with the absolute performance of the Portfolio, we lagged some of our peers who benefited from greater exposure to energy, commodities, and related market sectors. From our perspective, we believe great opportunity lies in higher quality stocks, given the narrow (if any) premium they now command.

During 2004 we added quality businesses such as Citigroup, Inc., Coca-Cola Enterprises, and Raytheon, among others, to the Portfolio. We believe Citigroup has a strong global consumer finance franchise, strong market positions in corporate and investment banking, and a good balance sheet. In Citigroup we believe we bought an outstanding collection of related financial services businesses with a significant global reach at an attractive valuation.

Coca-Cola Enterprises bottles about 80% of Coca-Cola Co.'s U.S. volume. The bottler has suffered recently from a strained relationship with Coca-Cola as well as poor performance at its former parent, but the company generates significant cash flow and is attractively valued.

Raytheon is the 4th largest defense contractor in the U.S. and the largest pure defense electronics company. While Raytheon has some of the best defense assets in the industry, the company has suffered over the past few years due to repeated missteps and poor senior leadership. There is now, however, a new management team in place.

We eliminated our positions in Chiron Corp., Illinois Tool Works, and Sprint Corp. during the year.

Black & Decker Corporation, Burlington Resources and Yum! Brands had the most significant positive impact on performance during the year. Black & Decker is well managed, and an innovative leader in its respective businesses. Margins have improved since moving manufacturing off-shore. The firm has made small acquisitions that have proven fruitful. Dewalt has been a leader in high-end power tools, even though competition in that area has increased.

Burlington Resources stock price benefited from higher oil and natural gas prices. Net gas price realizations in the Canadian market improved significantly. Higher than expected production and expense control have likewise added to Burlington's profitability. The company continues to use its strong free cash flow to buy back stock.

We believe there is a growing appreciation for the strength of Yum! Brands' international business and its primary domestic business. Historically, the company's stock has traded at a significant discount to McDonalds' stock. We believe that discount is no longer warranted.

Chiron Corp., Merck & Co., and H&R Block had the most significant negative impact on performance during the year. We sold our Chiron stock because we were displeased with Chiron's communications to shareholders regarding their flu vaccine problems. Even if they can produce vaccines for 2005, we believe they are unlikely to regain their previous market share. Merck experienced a partial rebound in stock price during the quarter despite what we feel is a continuing cloudy earnings outlook and the potential of liability lawsuits over Vioxx. We felt that, because of the recovery of some of their losses, Merck no longer presented higher returns than the rest of the health care sector, and the stock was sold. A primary concern at H&R Block was the decline in their mortgage business. Their tax business remained strong, though they are facing increased competition from companies such as Jackson Hewitt. H&R Block remained in the Portfolio at year-end.

* The views expressed above are those of the subinvestment advisor firm as of December 31, 2004 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ The Russell 1000(R) Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher divided yields and lower forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/2/ Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

                                    MSF-22

METROPOLITAN SERIES FUND, INC.

 HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO


                     A $10,000 INVESTMENT COMPARED TO THE
                           RUSSELL 1000 VALUE INDEX
                                    [CHART]

                 Harris Oakmark Large
             Cap Value Portfolio Class A     Russell 1000 Value Index
             ---------------------------     ------------------------
Nov-98           $10,000                            $10,000
Dec-98             9,730                             10,443
Dec-99             9,059                             11,210
Dec-00            10,185                             11,996
Dec-01            12,057                             11,326
Dec-02            10,349                              9,568
Dec-03            12,988                             12,441
Dec-04            14,471                             14,493


--------------------------------------------------------------------------------
                AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                  HARRIS OAKMARK
                              LARGE CAP VALUE PORTFOLIO RUSSELL 1000
                              CLASS A   CLASS B CLASS E VALUE INDEX
              1 Year           11.4%     11.2%   11.3%      16.5%
              5 Years           9.8       N/A     N/A        5.3
              Since Inception   6.2      12.9     6.4        6.2

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity of life insurance contacts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B, and Class E shares are 11/9/98, 7/30/02, and 5/1/01, respectively. Index since inception returns are based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

                             PORTFOLIO COMPOSITION
                            AS OF DECEMBER 31, 2004


                                 TOP HOLDINGS

                                                   % OF TOTAL
                                                   NET ASSETS
                                                   ----------
                   WASHINGTON MUTUAL, INC.........    2.6%
                   MCDONALD'S CORP................    2.5%
                   LIBERTY MEDIA CORP. (CLASS A)..    2.4%
                   YUM! BRANDS, INC...............    2.4%
                   TIME WARNER, INC...............    2.3%
                   THE WALT DISNEY CO.............    2.2%
                   FIRST DATA CORP................    2.1%
                   MASCO CORP.....................    2.1%
                   COMCAST CORP. (SPECIAL CLASS A)    2.1%
                   BRISTOL-MYERS SQUIBB CO........    2.1%



                                  TOP SECTORS

                                              % OF TOTAL
                                             MARKET VALUE
                                             ------------
                      CONSUMER DISCRETIONARY    41.4%
                      FINANCIAL.............    15.8%
                      CONSUMER STAPLES......    11.3%
                      INDUSTRIALS...........     9.6%
                      TECHNOLOGY............     8.7%
                      HEALTH CARE...........     8.7%
                      ENERGY................     3.6%
                      CASH/OTHER............     0.9%


                                    MSF-23

METROPOLITAN SERIES FUND, INC.

 JENNISON GROWTH PORTFOLIO

MANAGED BY JENNISON ASSOCIATES LLC
PORTFOLIO MANAGER COMMENTARY*

PORTFOLIO PERFORMANCE
For the year ended December 31, 2004, the Class A shares of the Jennison Growth Portfolio returned 9.2%, compared to its benchmark, the Standard & Poor's 500 Index/1/, which returned 10.9% in 2004. The average return of its peer group, the Lipper Variable Insurance Products Large-Cap Growth Funds Universe/2/, was 8.0% over the same period.

PORTFOLIO REVIEW
The Portfolio had another positive year helped in large part by gains in the fourth quarter on the back of lower energy prices and uncontested election results. As we anticipated at the outset of 2004, a synchronized global expansion supported above-trend domestic growth. However, it also created a strain on resources that sent the price of oil and other basic commodities soaring. In the face of this and other challenges, the U.S. economy grew more than 4% in 2004, underscoring recent resiliency in the current cycle.

The Portfolio outperformed the Russell 1000 Growth Index/3/, a style benchmark; however it modestly underperformed the S&P 500 Index, the Portfolio's benchmark. During the year, the S&P 500 return of 10.9% outperformed the Russell 1000 Growth return of 6.3% by 460 basis points. The Portfolio tends to have sector allocations more in-line with the growth index, so in order to explain performance it is helpful to examine the composition of these indices. The performance disparity in the indices was due to the significant differences in the sector weightings of the benchmarks, as there was a spread of approximately 30% between high and low performing sectors. The best performing sectors of the year, Energy, Telecommunications and Utilities, each of which had gains of 20% or more, comprise 13% of the S&P 500 and a mere 2.5% of the Russell 1000 Growth. The worst performing sectors in 2004, Health Care and Information Technology, comprise over 50% of the Russell 1000 Growth, but only 30% of the S&P 500.

Information Technology, the largest weight in the Portfolio, had the most significant positive impact on total return, despite a challenging environment for stocks in this sector. The majority of weakness was in semiconductors, and several holdings, including Intel and Texas Instruments, produced negative returns for the year. Leading up to the summer, the outlook for business spending on semiconductors was positive and building momentum. Demand slowed suddenly however, leading to excess inventories. Nevertheless, certain segments within the Information Technology sector did quite well and more than offset the sector's overall weakness. Internet related companies such as Google and Yahoo! benefited from explosive growth in Internet advertising revenue. Apple Computer was a stellar performer due to very strong consumer demand for its iPod and digital lifestyle businesses. The company's strong balance sheet and its ability to drive significant free cashflow also contributed to its positive performance. Marvell Technology Group, a semiconductor company benefiting from a strong product cycle, overcame a dismal industry environment and was one of the Portfolio's strongest performing positions.

Energy was the best performing sector in absolute terms for the Portfolio during 2004 and for the equity markets in general. We positioned the Portfolio to benefit from a strong cyclic move in the prices of energy commodities, however we reduced our position toward the end of the year. While not a traditional area of opportunity for our growth portfolios, we remain invested in selected companies that should benefit from a secular supply/demand imbalance. Energy holdings of the Portfolio at year-end included Schlumberger, an oil services company, and Suncor Energy, a company involved in alternative production sources.

Our Health Care holdings helped relative returns due to strong stock selection. Biotechnology companies Gilead Sciences and Genentech were notable performers due to favorable regulatory developments during the year. An underweight in major Pharmaceuticals, which performed poorly due to downward revisions for growth expectations, also helped relative returns. We continue to emphasize companies that have strong product momentum and well above industry-average earnings growth.

Our Consumer Staples positions more than doubled the returns of the S&P 500's sector and added significantly to relative return. This relative strength was driven by superior returns from Whole Foods Market, a natural and organic supermarket chain; Costco wholesale, the membership warehouse retailer; and Avon, the personal beauty product company.

On the other hand, underperformance for the year versus the benchmark came from the Portfolio's underweight in the relatively strong performing Industrials sector. Despite strong returns from General Electric, one of the Portfolio's largest positions, other segments of Industrials such as Aerospace & Defense and Machinery, where we do not have an allocation, did very well. Underperformance relative to the S&P 500 also came from unfavorable stock selection in Financials although no individual holdings stand out as particularly weak performers.

* The views expressed above are those of the subinvestment advisor firm as of December 31, 2004 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not indication of future Portfolio composition, which will vary.

/1/ The Standard & Poor's (S&P) 500(R) Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/2/ Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

/3/ The Russell 1000(R) Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

                                    MSF-24

METROPOLITAN SERIES FUND, INC.

 JENNISON GROWTH PORTFOLIO


                     A $10,000 INVESTMENT COMPARED TO THE
                                 S&P 500 INDEX
                                    [CHART]

            Jennison Growth
           Portfolio Class A               S&P 500 Index
           -----------------               -------------
May-02          $10,000                      $10,000
Dec-02            7,710                        8,271
Dec-03           10,029                       10,641
Dec-04           10,952                       11,799


--------------------------------------------------------------------------------
                AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                       JENNISON
                                    GROWTH PORTFOLIO S&P 500
                                    CLASS A  CLASS B  INDEX
                    1 Year            9.2%     8.9%   10.9%
                    Since Inception   3.5      3.2     6.4

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity of life insurance contacts. If these charges were included, the returns would be lower.

Inception date of the Class A and Class B shares is 5/1/02. Index since inception returns are based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

                             PORTFOLIO COMPOSITION
                            AS OF DECEMBER 31, 2004


                                 TOP HOLDINGS

                                              % OF TOTAL
                                              NET ASSETS
                                              ----------
                        EBAY, INC............    4.0%
                        GENERAL ELECTRIC CO..    3.8%
                        YAHOO!, INC..........    3.6%
                        MICROSOFT CORP.......    3.2%
                        ELECTRONIC ARTS, INC.    2.9%
                        STARBUCKS CORP.......    2.9%
                        SCHLUMBERGER, LTD....    2.7%
                        TARGET CORP..........    2.6%
                        DELL, INC............    2.5%
                        JPMORGAN CHASE & CO..    2.5%



                                  TOP SECTORS

                                              % OF TOTAL
                                             MARKET VALUE
                                             ------------
                      INFORMATION TECHNOLOGY    32.2%
                      CONSUMER DISCRETIONARY    19.5%
                      HEALTH CARE...........    18.6%
                      FINANCIAL.............    11.7%
                      CONSUMER STAPLES......     6.6%
                      INDUSTRIALS...........     5.6%
                      ENERGY................     4.5%
                      TELECOMMUNICATIONS....     1.0%
                      CASH/OTHER............     0.2%


                                    MSF-25

METROPOLITAN SERIES FUND, INC.

 MET/PUTNAM VOYAGER PORTFOLIO

MANAGED BY PUTNAM INVESTMENT MANAGEMENT, LLC
PORTFOLIO MANAGER COMMENTARY*

PORTFOLIO PERFORMANCE
For the year ended December 31, 2004, the Class A shares of the Met/Putnam Voyager Portfolio returned 5.0%, compared to its benchmark, the Russell 1000 Growth Index/1/, which returned 6.3% in 2004. The average return of its peer group, the Lipper Variable Insurance Products Large-Cap Growth Funds Universe/2/, was 8.0% over the same period.

PORTFOLIO REVIEW
Despite some strong stock selections in health care and consumer cyclicals, the Portfolio's relative underperformance can be attributed primarily to unfavorable stock selection in the capital goods sector, particularly aerospace & defense, and an underweight to the relatively strong energy sector early in the year.

The Portfolio benefited from solid stock selection in the health-care sector, namely overweighting UnitedHealth Group in services while not holding Eli Lilly and underweighting Merck in pharmaceuticals. UnitedHealth Group shares soared, along with the entire managed-care area, when President Bush was re-elected in November. The company surpassed consensus expectations and raised earnings guidance every quarter in 2004, as favorable pricing trends continued to outstrip medical cost increases. Avoiding Eli Lilly and Merck proved beneficial as both companies were beset by problems involving specific drugs.

Stock selection was also positive in consumer cyclicals; overweighting robust Royal Caribbean in entertainment and avoiding Viacom in broadcasting made the greatest contributions. Powerful business momentum and increased demand drove up the share price of Royal Caribbean, helping the cruise ship operator beat expectations in the first three quarters of the year. According to fourth-quarter surveys, pricing and bookings were still on the rise, indicating leisure travel demand may be getting stronger. Avoiding Viacom helped, as the resignation of COO Mel Karmazin, coupled with a weaker-than-expected advertising recovery in 2004, hurt the stock.

Unrewarded stock selection in capital goods, especially holding Boeing in aerospace & defense, hampered relative performance. The aerospace & defense industry was battered by the Pentagon's announcement of defense budget cuts totaling $30 billion, proposed amid the rising costs of the war in Iraq. While other aerospace & defense names would be hurt worse by the cuts, Boeing would be hit by $5 billion in reductions for missile defense.

Underweighting energy during the first portion of the year produced a drag on relative performance, as oil prices rose significantly due to greater-than-expected demand from emerging markets and to unanticipated disruptions in supply countries (e.g., Iraq, Russia, Venezuela). We moved to overweight energy mid period as the intermediate-term prospects for many companies in this sector were bolstered by higher oil prices. While we remained overweight, our view on the sector became more cautious as the year came to a close because oil prices had become volatile amid decreased demand due to mild winter weather in many regions. An increase in supply exerted further downward pressure on oil prices.

At December 31, 2004, the Portfolio was most overweight in the consumer cyclicals sector, with an emphasis on the retail-cyclical area. The overweight to technology was bolstered by increasing exposure to the electronics industry, namely purchasing additional shares of Motorola and initiating a position in Storage Technology. Software and communications equipment exposure remained significant. The Portfolio was also overweight in energy, although long-term prospects for oil prices may warrant caution. The Portfolio was most significantly underweight consumer staples, particularly after liquidating Coca-Cola and trimming PepsiCo within beverages. The Portfolio was also underweight the consumer goods and financial sectors.

* The views expressed above are those of the subinvestment advisor firm as of December 31, 2004 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ The Russell 1000(R) Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/2/ Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

                                    MSF-26

METROPOLITAN SERIES FUND, INC.

 MET/PUTNAM VOYAGER PORTFOLIO


                     A $10,000 INVESTMENT COMPARED TO THE
                           RUSSELL 1000 GROWTH INDEX

                                    [CHART]

               Met/Putnam Voyager                     Russell 1000
               Portfolio Class A                      Growth Index
               ------------------                     ------------
   May-00          $10,000                              $10,000
   Dec-00            7,301                                7,603
   Dec-01            5,050                                6,051
   Dec-02            3,591                                4,363
   Dec-03            4,521                                5,661
   Dec-04            4,746                                6,018

--------------------------------------------------------------------------------
                AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                    MET\PUTNAM
                                 VOYAGER PORTFOLIO    RUSSELL 1000
                              CLASS A CLASS B CLASS E GROWTH INDEX
              1 Year             5.0%   4.7%    4.7%       6.3%
              Since Inception  -14.8    2.7    -7.0      -10.3

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity of life insurance contacts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B, and Class E shares are 5/1/00, 5/1/02, and 5/1/01, respectively. Index since inception returns are based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.
                             PORTFOLIO COMPOSITION
                            AS OF DECEMBER 31, 2004

                                 TOP HOLDINGS

                                              % OF TOTAL
                                              NET ASSETS
                                              ----------
                        JOHNSON & JOHNSON....    4.9%
                        MICROSOFT CORP.......    4.2%
                        PFIZER, INC..........    3.6%
                        CISCO SYSTEMS, INC...    3.0%
                        THE HOME DEPOT, INC..    2.8%
                        INTEL CORP...........    2.7%
                        DELL, INC............    2.5%
                        QUALCOMM, INC........    2.4%
                        ADOBE SYSTEMS, INC...    2.4%
                        WAL-MART STORES, INC.    2.2%


                                  TOP SECTORS

                                              % OF TOTAL
                                              NET ASSETS
                                              ----------
                       TECHNOLOGY............   28.0%
                       HEALTH CARE...........   23.2%
                       CONSUMER CYCLICALS....   20.0%
                       FINANCIAL.............    7.4%
                       CONSUMER STAPLES......    7.0%
                       CAPITAL GOODS.........    4.2%
                       ENERGY................    2.6%
                       CONGLOMERATES.........    1.3%
                       COMMUNICATION SERVICES    0.7%
                       TRANSPORTATION........    0.7%
                       UTILITIES.............    0.7%
                       CASH/OTHER............    4.2%


                                    MSF-27

METROPOLITAN SERIES FUND, INC.

 METLIFE STOCK INDEX PORTFOLIO

MANAGED BY METROPOLITAN LIFE INSURANCE COMPANY
PORTFOLIO MANAGER COMMENTARY*

PORTFOLIO PERFORMANCE
For the year ended December 31, 2004, the Class A shares of the MetLife Stock Index Portfolio returned 10.5%, compared to its benchmark, the Standard & Poor's 500 Index/1/, which returned 10.9% in 2004. The average return of its peer group, the Lipper Variable Insurance Products S&P 500 Index Funds Universe/2/, was 10.4% over the same period.

PORTFOLIO REVIEW
In 2004 the S&P 500 had a positive return for the second consecutive year. While the market was range-bound during the first months of the year, it rallied during the second half following a definitive presidential election outcome. Some of the factors driving the equity markets included geopolitical concerns, energy prices, Federal Reserve interest rate policy, corporate earnings, employment data, and the weakening U.S. dollar.

All ten sectors comprising the S&P 500 Index experienced positive returns for the year. Financials (20.7% beginning weight in the benchmark) returned 10.9%, having the largest positive impact on the benchmark return this year. Energy (5.8% beginning weight) was the best-performing sector, up 31.7%. The second-best performing sector was Utilities (2.8% beginning weight), up 24.3%. Other strong performing sectors were: Telecommunication Services, up 19.9%; Industrials, up 18.0%; and Consumer Discretionary, up 13.2%. The three largest names to impact performance were: Exxon Mobil, up 28.0%; Johnson & Johnson, up 25.2%; and General Electric, up 20.7%. The three best performing stocks for the year were: Autodesk, up 209.6%; Apple Computer, up 201.4%; and TXU Corp., up 177.7%.

There were twenty additions and twenty deletions to the benchmark in 2004. The weighted benchmark turnover was approximately 3.1% for the year. This figure represents a significant decrease over the benchmark's average turnover of 5.2% over the last ten years.

* The views expressed above are those of the subinvestment advisor firm as of December 31, 2004 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ The Standard & Poor's (S&P) 500(R) Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/2/ Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

                                    MSF-28

METROPOLITAN SERIES FUND, INC.

 METLIFE STOCK INDEX PORTFOLIO


                     A $10,000 INVESTMENT COMPARED TO THE
                                 S&P 500 INDEX

                                    [CHART]

                MetLife Stock Index
                 Portfolio Class A       S&P 500 Index
               --------------------      -------------
Dec-94                 $10,000              $10,000
Dec-95                  13,687               13,753
Dec-96                  16,788               16,909
Dec-97                  22,192               22,548
Dec-98                  28,458               28,992
Dec-99                  34,373               35,092
Dec-00                  31,164               31,900
Dec-01                  27,383               28,111
Dec-02                  21,272               21,901
Dec-03                  27,270               28,179
Dec-04                  30,143               31,243


--------------------------------------------------------------------------------
                AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                METLIFE STOCK INDEX PORTFOLIO S&P 500
                                CLASS A   CLASS B   CLASS E    INDEX
                1 Year           10.5%     10.3%     10.4%     10.9%
                5 Years          -2.6       N/A       N/A      -2.3
                10 Years         11.6       N/A       N/A      12.1
                Since Inception    --      -0.4       0.0        --

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity of life insurance contacts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B, and Class E shares are 5/1/90, 1/2/01, and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                             PORTFOLIO COMPOSITION
                            AS OF DECEMBER 31, 2004


                                 TOP HOLDINGS

                                                      % OF TOTAL
                                                      NET ASSETS
                                                      ----------
                GENERAL ELECTRIC CO..................    3.3%
                EXXON MOBIL CORP.....................    2.8%
                MICROSOFT CORP.......................    2.5%
                CITIGROUP, INC.......................    2.1%
                WAL-MART STORES, INC.................    1.9%
                PFIZER, INC..........................    1.7%
                BANK OF AMERICA CORP.................    1.6%
                JOHNSON & JOHNSON....................    1.6%
                AMERICAN INTERNATIONAL GROUP, INC....    1.5%
                INTERNATIONAL BUSINESS MACHINES CORP.    1.4%



                                  TOP SECTORS

                                                % OF TOTAL
                                               MARKET VALUE
                                               ------------
                    FINANCIALS................    20.6%
                    INFORMATION TECHNOLOGY....    16.0%
                    HEALTH CARE...............    12.7%
                    CONSUMER DISCRETIONARY....    11.9%
                    INDUSTRIALS...............    11.8%
                    CONSUMER STAPLES..........    10.5%
                    ENERGY....................     7.2%
                    TELECOMMUNICATION SERVICES     3.3%
                    MATERIALS.................     3.1%
                    UTILITIES.................     2.9%


                                    MSF-29

METROPOLITAN SERIES FUND, INC.

 MFS INVESTORS TRUST PORTFOLIO

MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
PORTFOLIO MANAGER COMMENTARY*

PORTFOLIO PERFORMANCE
For the year ended December 31, 2004, the Class A shares of the MFS Investors Trust Portfolio returned 11.4%, compared to its benchmark, the Standard & Poor's 500 Index/1/, which returned 10.9% in 2004. The average return of its peer group, the Lipper Variable Insurance Products Large-Cap Core Funds Universe/2/, was 8.6% over the same period.

PORTFOLIO REVIEW
For stock investors, 2004 was a bumpy ride with a smooth finish. In the end, improving fundamental factors such as corporate spending and earnings growth triumphed and drove equity markets to solid gains for the year. During the 12-month period, investors endured skyrocketing oil prices, rising short-term interest rates, a volatile and retreating U.S. dollar, record budget and trade deficits, and war in Iraq--and for a time it seemed these factors would lead to flat or negative annual performance for many investments. But by the last quarter of 2004, oil prices retreated, investors seemed to adopt a less negative view of other broad economic issues, and markets appeared to recognize that both corporate profits and economic growth were up remarkably for the year.

Relative to the Portfolio's benchmark, the Standard & Poor's 500 Index, stocks in the health-care, basic materials, and industrial goods and services sectors were the strongest contributors to the Portfolio's performance versus its benchmark over the 12-month period. Stock selection in the health-care sector most benefited overall returns. Among individual stocks, an underweighting of pharmaceutical company Pfizer boosted relative results. Avoidance of Merck also helped returns, as did an overweighted position in Johnson & Johnson. In the basic materials sector, an overweighting of Monsanto helped the Portfolio's performance. Stock selection and sector allocation in the industrial good and services area also benefited results. In this sector, Caterpillar and Tyco International were the chief contributors to performance. Overweightings of Apple Computer and Halliburton, and underweighted positions in The Coca-Cola Co., Wal-Mart Stores, and Intel also helped results.

Stock selections in the leisure and financial-services sectors were the biggest detractors from the Portfolio's performance. Overweighted positions in Viacom, and The New York Times Co., also hurt relative returns, as did our position in JPMorgan Chase & Co. The Portfolio's position in Nortel Networks, a stock not in the benchmark, was the largest single detractor. Other positions that hurt results were underweightings in Exxon Mobil, Tenet Healthcare, and Altria Group, and overweighted positions in Cisco Systems and Analog Devices. Avoidance of QUALCOMM also detracted from relative performance.

* The views expressed above are those of the subinvestment advisor firm as of December 31, 2004 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ The Standard & Poor's (S&P) 500(R) Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/2/ Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

                                    MSF-30

METROPOLITAN SERIES FUND, INC.

 MFS INVESTORS TRUST PORTFOLIO



                     A $10,000 INVESTMENT COMPARED TO THE
                                 S&P 500 INDEX

                                    [CHART]

             MFS Investors Trust
              Portfolio Class A          S&P 500 Index
             --------------------        -------------
Apr-99            $10,000                   $10,000
Dec-99             10,284                    11,100
Dec-00             10,258                    10,090
Dec-01              8,625                     8,892
Dec-02              6,882                     6,928
Dec-03              8,386                     8,913
Dec-04              9,340                     9,883


--------------------------------------------------------------------------------
                AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                MFS INVESTORS TRUST PORTFOLIO S&P 500
                                CLASS A   CLASS B   CLASS E    INDEX
                1 Year           11.4%     11.2%     11.3%     10.9%
                5 Years          -1.9       N/A       N/A      -2.3
                Since Inception  -1.2       4.7      -0.9      -0.2

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity of life insurance contacts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B, and Class E shares are 5/1/90, 5/1/02, and 5/1/01, respectively. Index since inception returns are based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                             PORTFOLIO COMPOSITION
                            AS OF DECEMBER 31, 2004


                                 TOP HOLDINGS

                                                % OF TOTAL
                                                NET ASSETS
                                                ----------
                      JOHNSON & JOHNSON........    3.7%
                      UNITED TECHNOLOGIES CORP.    3.1%
                      BP, PLC. (ADR)...........    2.7%
                      TYCO INTERNATIONAL, LTD..    2.5%
                      CISCO SYSTEMS, INC.......    2.1%
                      JPMORGAN CHASE & CO......    2.1%
                      BANK OF AMERICA CORP.....    2.0%
                      ORACLE CORP..............    1.9%
                      LOCKHEED MARTIN CORP.....    1.8%
                      TOTAL S.A. (ADR).........    1.8%


                                  TOP SECTORS

                                                 % OF TOTAL
                                                 NET ASSETS
                                                 ----------
                     HEALTH CARE................   15.9%
                     FINANCIAL SERVICES.........   15.7%
                     TECHNOLOGY.................   15.0%
                     INDUSTRIAL GOODS & SERVICES   12.2%
                     CONSUMER STAPLES...........    8.2%
                     ENERGY.....................    7.9%
                     BASIC MATERIALS............    5.3%
                     RETAILING..................    5.1%
                     LEISURE....................    5.0%
                     UTILITIES & COMMUNICATIONS.    4.5%
                     TRANSPORTATION.............    2.4%
                     AUTOS & HOUSING............    1.8%
                     SPECIAL PRODUCTS & SERVICES    1.0%


                                    MSF-31

METROPOLITAN SERIES FUND, INC.

 BLACKROCK INVESTMENT TRUST PORTFOLIO (FORMERLY STATE STREET RESEARCH INVESTMENT TRUST PORTFOLIO)

PORTFOLIO MANAGER COMMENTARY*

State Street Research & Management Company ("State Street Research"), the Portfolio's subadviser prior to January 31, 2005, prepared this commentary, which addresses the Portfolio's performance for the one year period, ended December 31, 2004. On January 31, 2005 BlackRock Advisors, Inc. ("BlackRock") succeeded State Street Research as subadviser to the Portfolio, and the Portfolio's name was changed from State Street Research Investment Trust Portfolio to BlackRock Investment Trust Portfolio. This commentary does not reflect the management of BlackRock.

PORTFOLIO PERFORMANCE
For the year ended December 31, 2004, the Class A shares of the BlackRock Investment Trust Portfolio returned 10.9%, compared to its benchmark, the Standard & Poor's 500 Index/1/, which returned 10.9%. The average return of its peer group, the Lipper Variable Insurance Products Large-Cap Core Funds Universe/2/, was 8.6% over the same period.

PORTFOLIO REVIEW
After three quarters of relatively flat returns in which investors' concerns with larger macro issues such as the presidential election, interest rates, and terrorism fears weighed on markets, the S&P 500 Index/3/ rebounded in the fourth quarter, gaining 9.2% to finish the 2004 year with 10.9% total return.

In this environment, the Portfolio matched its benchmark. The Portfolio benefited from good stock selection across several sectors, including health care, financial services and energy. This was offset by weaker selection within producer durables, technology and utilities. Additionally, an overweight to the energy sector aided performance, while moderate underweights in integrated oils and utilities dampened return comparisons.

Stock selection in health care was the single greatest contributor to relative returns during 2004. Strength across all industries within the sector boosted returns and decisions in pharmaceuticals and medical instruments provided the largest contributions to relative performance.

The Portfolio's exposure to energy stocks also bolstered returns during the year. Our holdings benefited from elevated commodity prices during the year. Higher coal prices boosted profit margins at Peabody Energy. EOG Resources capitalized on high oil and natural gas prices.

Stock selection in technology and producer durables dampened return comparisons. Heightened inventories and waning demand in semi-conductors proved costly, as firms such as Lam Research and Analog Devices detracted from returns during the year.

Over the last few months of 2004, we made a number of adjustments to the Portfolio consistent with our investment process. Within financial services, we eliminated our position in electronic payment processor First Data due to weakening confidence in its growth rate. We also reduced our exposure to banks, trimming positions in Bank of America and North Fork Bancorp. We increased our weighting within technology, initiating positions in QUALCOMM and Dell. Finally, we sold our position in consumer discretionary names Walt Disney and PETsMART after they had reached our price targets.

* The views expressed above are those of State Street Research & Management Company as of December 31, 2004 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ The Standard & Poor's (S&P) 500(R) Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/2/ Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

                                    MSF-32

METROPOLITAN SERIES FUND, INC.

 BLACKROCK INVESTMENT TRUST PORTFOLIO (FORMERLY STATE STREET RESEARCH INVESTMENT TRUST PORTFOLIO)



                     A $10,000 INVESTMENT COMPARED TO THE
                                 S&P 500 INDEX

                                                      [CHART]

                                            Black Rock
                                        Investment Trust
                                             Portfolio
                                     Class A               S&P 500 Index
                                 ----------------          -------------
                   Dec-94             $10,000                 $10,000
                   Dec-95              13,312                  13,753
                   Dec-96              16,265                  16,909
                   Dec-97              20,878                  22,548
                   Dec-98              26,756                  28,992
                   Dec-99              31,699                  35,092
                   Dec-00              29,743                  31,900
                   Dec-01              24,685                  28,111
                   Dec-02              18,235                  21,901
                   Dec-03              23,749                  28,179
                   Dec-04              26,328                  31,243

                -----------------------------------------------
                AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2004
                -----------------------------------------------
                                         BLACKROCK
                                  INVESTMENT TRUST PORTFOLIO    S&P 500
                                  CLASS A   CLASS B   CLASS E    INDEX
                1 Year             10.9%     10.6%     10.7%     10.9%
                5 Years            -3.7       N/A       N/A      -2.3
                10 Years           10.2       N/A       N/A      12.1
                Since Inception      --      -1.7      -1.6        --

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity of life insurance contacts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B, and Class E shares are 5/1/90, 5/1/01, and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                             PORTFOLIO COMPOSITION
                            AS OF DECEMBER 31, 2004


                                 TOP HOLDINGS

                                                      % OF TOTAL
                                                      NET ASSETS
                                                      ----------
                GENERAL ELECTRIC CO..................    3.6%
                MICROSOFT CORP.......................    3.4%
                TYCO INTERNATIONAL, LTD..............    3.0%
                NOVARTIS AG (ADR)....................    2.4%
                NEWS CORP., INC......................    1.9%
                COMCAST CORP. (SPECIAL CLASS A)......    1.9%
                ORACLE CORP..........................    1.8%
                TIME WARNER, INC.....................    1.8%
                INTERNATIONAL BUSINESS MACHINES CORP.    1.8%
                CITIGROUP, INC.......................    1.7%



                                  TOP SECTORS

                                              % OF TOTAL
                                             MARKET VALUE
                                             ------------
                      FINANCIAL SERVICES....     16.5%
                      CONSUMER DISCRETIONARY     16.2%
                      TECHNOLOGY............     14.6%
                      HEALTH CARE...........     12.3%
                      CONSUMER STAPLES......      7.3%
                      UTILITIES.............      7.1%
                      MATERIALS & PROCESSING      6.9%
                      OTHER ENERGY..........      4.6%
                      INTERGRATED OILS......      2.0%
                      PRODUCER DURABLES.....      0.6%
                      CASH/OTHER............     11.9%


                                    MSF-33

METROPOLITAN SERIES FUND, INC.

 BLACKROCK LEGACY LARGE CAP GROWTH PORTFOLIO (FORMERLY STATE STREET RESEARCH LARGE CAP GROWTH PORTFOLIO)

PORTFOLIO MANAGER COMMENTARY*


State Street Research & Management Company ("State Street Research"), the Portfolio's subadviser from May 1, 2004 until January 31, 2005, prepared this commentary, which addresses the Portfolio's performance for the one year period, ended December 31, 2004. On May 1, 2004, State Street Research succeeded Fred Alger Management, Inc. as subadviser to the Portfolio. On January 31, 2005 BlackRock Advisors, Inc. ("BlackRock") succeeded State Street Research as subadviser to the Portfolio, and the Portfolio's name was changed from State Street Research Large Cap Growth Portfolio to BlackRock Legacy Large Cap Growth Portfolio. This commentary does not reflect the management of BlackRock.

PORTFOLIO PERFORMANCE
For the year ended December 31, 2004, the Class A shares of the State Street Research Large Cap Growth Portfolio returned 8.8%, compared to its benchmark, the Russell 1000 Growth Index/1/, which returned 6.3% in 2004. The average return of its peer group, the Lipper Variable Insurance Products Large-Cap Growth Funds Universe/2/, was 8.0% over the same period.

PORTFOLIO REVIEW
After three quarters of relatively flat returns, equity markets rallied during the fourth quarter as worries over the outcome of the presidential election, energy costs, terrorism, Iraq, and interest rates subsided.

The Portfolio benefited from strong stock selection across sectors and industries in 2004 as names within consumer discretionary, health care, and materials and processing keyed the Portfolio's gains during the period. Select disappointments in technology and producer durables modestly detracted from returns. Additionally, our above- benchmark exposure to energy bolstered performance during the period.

Good stock selection within consumer discretionary was central to providing strong returns during the period. Although a diverse group of names helped to boost returns in the sector, consumer electronics names such as Yahoo! and Harman International provided the largest contributions. Yahoo! has capitalized on its leadership position among search engines and continued robust spending on internet advertising. At Harman, a high-end audio, video equipment manufacturer, the company's success in providing auto 'info-tainment" systems in luxury vehicles helped fuel growth.

On the negative side, security selection within producer durables and technology created a modest drag on returns. Within the technology sector, a small position in Red Hat, a provider of the computer operating system Linux, proved costly as internal turmoil put downward pressure on its stock price. However, our underweight positioning within the hard-hit semiconductor industry helped to offset these negatives.

We made a number of adjustments within the Portfolio over the last few months of the year. We increased our relative weighting in health care management services, initiating positions in Aetna and PacifiCare Health Systems in anticipation of rising earnings estimates. Within financial services, we eliminated our position in electronic payment processor First Data due to weakening confidence in future growth prospects. In the technology area, we continued to place more of an emphasis on stable growth names, although we were able to uncover some accelerating earnings opportunities.

During the four-month period prior to May 1, 2004 when the Portfolio was managed by Fred Alger Management, Inc., the Portfolio returned -4.4% compared to the -1.6% return of the Standard & Poor's 500 Index and the -1.2% return of the Russell 1000 Growth Index. All of this underperformance came in April and was due, in part, to an overweighting in the relativity weak information technology sector.

* The views expressed above are those of the State Street Research & Management Company as of December 31, 2004 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ The Russell 1000(R) Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/2/ Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

                                    MSF-34

METROPOLITAN SERIES FUND, INC.

 BLACKROCK LEGACY LARGE CAP GROWTH PORTFOLIO (FORMERLY STATE STREET RESEARCH LARGE CAP GROWTH PORTFOLIO)


                     A $10,000 INVESTMENT COMPARED TO THE
                           RUSSELL 1000 GROWTH INDEX

                                    [CHART]

                         BlackRock
                     Large Cap Growth            Russell 1000
                     Portfolio Class A           Growth Index
                  ----------------------         ------------
     Dec-94              $10,000                    $10,000
     Dec-95               14,870                     13,718
     Dec-96               16,830                     16,889
     Dec-97               21,143                     22,039
     Dec-98               31,246                     30,569
     Dec-99               41,905                     40,705
     Dec-00               36,172                     31,578
     Dec-01               31,827                     25,128
     Dec-02               21,271                     18,122
     Dec-03               28,748                     25,513
     Dec-04               31,281                     24,994

--------------------------------------------------------------------------------
                AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                     BLACKROCK
                              LARGE CAP GROWTH PORTFOLIO RUSSELL 1000
                              CLASS A  CLASS B  CLASS E  GROWTH INDEX
              1 Year            8.8%     8.6%     8.6%        6.3%
              5 Years          -5.7      N/A      N/A        -9.3
              10 Years         12.1      N/A      N/A         9.6
              Since Inception    --     13.8     -4.1          --

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity of life insurance contacts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B, and Class E shares are 10/31/94, 7/30/02, and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                             PORTFOLIO COMPOSITION
                            AS OF DECEMBER 31, 2004


                                 TOP HOLDINGS

                                               % OF TOTAL
                                               NET ASSETS
                                               ----------
                      MICROSOFT CORP..........    3.9%
                      GENERAL ELECTRIC CO.....    3.7%
                      NOVARTIS AG (ADR).......    3.0%
                      TYCO INTERNATIONAL, LTD.    2.7%
                      INTEL CORP..............    2.7%
                      DELL, INC...............    2.7%
                      UNITEDHEALTH GROUP, INC.    2.6%
                      EBAY, INC...............    2.5%
                      JOHNSON & JOHNSON.......    2.5%
                      THE PROCTER & GAMBLE CO.    2.5%



                                  TOP SECTORS

                                              % OF TOTAL
                                             MARKET VALUE
                                             ------------
                      CONSUMER DISCRETIONARY    24.2%
                      TECHNOLOGY............    22.0%
                      HEALTH CARE...........    21.3%
                      FINANCIAL SERVICES....    11.5%
                      CONSUMER STAPLES......     5.2%
                      OTHER ENERGY..........     4.3%
                      UTILITIES.............     2.7%
                      MATERIALS & PROCESSING     1.7%
                      CASH/OTHER............     7.1%


                                    MSF-35

METROPOLITAN SERIES FUND, INC.

 BLACKROCK LARGE CAP VALUE PORTFOLIO (FORMERLY STATE STREET RESEARCH LARGE CAP VALUE PORTFOLIO)

PORTFOLIO MANAGER COMMENTARY*

State Street Research & Management Company ("State Street Research"), the Portfolio's subadviser prior to January 31, 2005, prepared this commentary, which addresses the Portfolio's performance for the one year period, ended December 31, 2004. On January 31, 2005 BlackRock Advisors, Inc. ("BlackRock") succeeded State Street Research as subadviser to the Portfolio, and the Portfolio's name was changed from State Street Research Large Cap Value Portfolio to BlackRock Large Cap Value Portfolio. This commentary does not reflect the management of BlackRock.

PORTFOLIO PERFORMANCE
For the year ended December 31, 2004, the Class A shares of the State Street Research Large Cap Value Portfolio returned 13.4%, compared to its benchmark, the Russell 1000 Value Index/1/, which returned 16.5% in 2004. The average return of its peer group, the Lipper Variable Insurance Products Large-Cap Value Funds Universe/2/, was 11.5% over the same period.

PORTFOLIO REVIEW
Within the Russell 1000 Value Index, performance was driven primarily by strength in the integrated oils and energy sectors, fueled largely by spiking energy and natural resources prices. Within the Portfolio, stock selection in "other energy" and technology sectors boosted relative returns during the period, while stock selection in financial services and materials & processing detracted from relative performance.

Despite the pullback in oil prices in the fourth quarter, the Portfolio's energy holdings posted strong positive gains for the year. Driving returns in the sector were offshore drilling and oil well equipment & servicing names. For example, Transocean appreciated significantly during the period, as positive momentum from the latter half of the third quarter carried over into the fourth. Shares of the offshore driller were pushed higher by strong third-quarter profits and continued customer demand for its drilling rigs. In addition, Halliburton aided relative returns as investors reacted positively to the resolution of the asbestos settlement and ongoing restructuring. We took advantage of strength in both Transocean and Halliburton to trim our positions and reinvest proceeds in more attractively valued opportunities.

Solid gains in Motorola and Sun Microsystems helped the Portfolio relative to the Russell 1000 Value Index in the technology sector during 2004. Shares of Motorola gained in the second half of the year as the leading U.S. cell phone manufacturer continued to capture market share in its handset business, cut costs, and improved profit margins. Sun Microsystems also contributed to relative technology returns as the firm's stock price rebounded in the third quarter. In October, Sun reported quarterly earnings ahead of analysts' expectations and announced the resolution of a patent settlement with Kodak. The earnings impact of the settlement was less than management had originally anticipated, enabling the firm to return to profitability in what had typically been its most challenging fiscal quarter.

In financial services, relative returns were negatively impacted by exposure to insurance firms. The entire industry suffered in the fourth quarter when New York Attorney General Elliot Spitzer filed a lawsuit against high-profile firms, driving stock prices down. In addition, the Portfolio's exposure to Fannie Mae provided another drag on performance. Shares of the government-sponsored mortgage financer plummeted late in the third quarter following accusations by government regulators of mismanagement and serious accounting misdeeds.

Disappointing results for Alcoa and International Paper negatively impacted relative performance in the materials & processing sector. Shares of Alcoa slid in April following a first quarter earnings miss, and failed to gain back much ground by year-end. Although we trimmed our position in Alcoa early in the year, the stock proved to be a primary detractor from relative sector returns. At International Paper, weak guidance for the third quarter sparked a significant downturn. The company subsequently posted a third-quarter loss, missing analysts' expectations.

Our investment approach is driven by our focus on adding value through bottom-up fundamental research. As a result, portfolio positioning and corresponding sector weights relative to the Russell 1000 Value Index were largely determined by stock selection. During the year, the impact of buy and sell decisions within the Portfolio, combined with the performance of underlying holdings, resulted in a modestly increased overweight in consumer discretionary, an increased underweight in integrated oils, a change from an overweight to an underweight in materials & processing, and a change from an underweight to an overweight in technology.

While we added to certain positions in consumer discretionary, we eliminated exposure in cruise ship operator Carnival to take advantage of a rise in that stock's price. Oil producers generated strong gains during the year as oil prices approached $55/barrel. We also took advantage of strength to trim select positions in integrated oils as valuations and continued growth prospects became less compelling. In materials & processing, an overweight changed to an underweight due, in part, to trimming of poor relative performers. The Portfolio's technology allocation moved from an underweight to an overweight during the year due largely to the strong relative performance of underlying holdings.

* The views expressed above are those of State Street Research & Management Company as of December 31, 2004 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ The Russell 1000(R) Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher divided yields and lower forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/2/ Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

                                    MSF-36

METROPOLITAN SERIES FUND, INC.

 BLACKROCK LARGE CAP VALUE PORTFOLIO (FORMERLY STATE STREET RESEARCH LARGE CAP VALUE PORTFOLIO)


                     A $10,000 INVESTMENT COMPARED TO THE
                           RUSSELL 1000 VALUE INDEX

                                    [CHART]

                    BlackRock
                  Large Cap Value            Russell 1000
                 Portfolio Class A            Value Index
                 -----------------            -----------
    May-02           $10,000                    $10,000
    Dec-02             8,005                      8,404
    Dec-03            10,861                     10,928
    Dec-04            12,317                     12,730

--------------------------------------------------------------------------------
                AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                     BLACKROCK
                              LARGE CAP VALUE PORTFOLIO RUSSELL 1000
                              CLASS A   CLASS B CLASS E VALUE INDEX
              1 Year           13.4%     13.2%   13.3%      16.5%
              Since Inception   8.1      17.3     8.0        9.5
              ------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity of life insurance contacts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B, and Class E shares are 5/1/02, 7/30/02, and 5/1/02, respectively. Index since inception returns are based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                             PORTFOLIO COMPOSITION
                            AS OF DECEMBER 31, 2004


                                 TOP HOLDINGS

                                                      % OF TOTAL
                                                      NET ASSETS
                                                      ----------
                ISHARES RUSSELL 1000 VALUE INDEX FUND    3.9%
                BANK OF AMERICA CORP.................    3.6%
                CITIGROUP, INC.......................    3.1%
                EXXON MOBIL CORP.....................    2.6%
                TYCO INTERNATIONAL, LTD..............    2.0%
                MCDONALD'S CORP......................    1.9%
                PPL CORP.............................    1.9%
                THE WALT DISNEY CO...................    1.9%
                JPMORGAN CHASE & CO..................    1.8%
                UNION PACIFIC CORP...................    1.8%



                                  TOP SECTORS

                                              % OF TOTAL
                                             MARKET VALUE
                                             ------------
                      FINANCIAL SERVICES....    23.9%
                      CONSUMER DISCRETIONARY    18.4%
                      HEALTH CARE...........     7.4%
                      INTERGRATED OILS......     7.2%
                      TECHNOLOGY............     6.3%
                      UTILITIES.............     6.0%
                      CONSUMER STAPLES......     5.9%
                      MATERIALS & PROCESSING     4.7%
                      OTHER ENERGY..........     4.6%
                      PRODUCER DURABLES.....     2.9%
                      AUTOS & TRANSPORTATION     2.5%
                      CASH/OTHER............    10.2%


                                    MSF-37

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO

MANAGED BY T. ROWE PRICE ASSOCIATES, INC.
PORTFOLIO MANAGER COMMENTARY*

PORTFOLIO PERFORMANCE
For the year ended December 31, 2004, the Class A shares of the T. Rowe Price Large Cap Growth Portfolio returned 9.9%, compared to its benchmark, the Standard & Poor's 500 Index/1/, which returned 10.9%. The average return of its peer group, the Lipper Variable Insurance Products Large-Cap Growth Funds Universe/2/, was 8.0% over the same period.

PORTFOLIO REVIEW
Large-cap growth stocks posted solid results for the 12-month period ended December 31, 2004, but once again lagged large-cap value shares. Most stock market benchmarks ended the year near their highest levels, thanks in large part to a fourth-quarter rally triggered by falling oil prices and the U.S. presidential election concluding without controversy. Within the S&P 500 Index, the energy (higher oil prices) and utilities sectors were strongest; health care (pharmaceuticals) and information technology were weakest, but still posted positive returns.

The Portfolio modestly underperformed the S&P 500 Index, but outperformed the style-specific Russell 1000 Growth Index/3/ [6.30%] and the Lipper Large-Cap Growth Funds Index for the year. Overall, sector allocation decisions (overweighting information technology, underweighting energy, and not owning utilities) detracted from relative results. However, strong stock selection in the health care, materials, and information technology sectors nearly offset all of the ground lost to the S&P 500 from weak sector allocation.

The health care sector was the best contributor to relative performance. Among our health care services providers, both UnitedHealth Group (the Portfolio's third-largest holding) and WellPoint (merged with Anthem in the fourth quarter and became the nation's largest health insurer) trended steadily higher. Additionally, we benefited from underweighting pharmaceuticals (avoiding Merck, eliminating Eli Lilly, and underweighting Pfizer), which aided our comparison with the benchmark. The materials sector was the second-best relative contributor to performance, driven by good stock selection and strong global demand for steel. The Portfolio's overweight in steel producer Nucor was the main driver of relative performance within the sector.

Rising oil prices benefited the energy sector, but stock selection and an underweight allocation to the sector hampered the Portfolio's performance versus the S&P 500. Schlumberger, for example, posted solid gains, but detracted from relative results because it did not perform as well as other holdings in the group.

Financials were relative performance detractors for 2004, largely due to stock selection. Within the financial sector, the Portfolio was significantly overweight in capital markets--State Street and Mellon Financial had negative returns for the year and were large detractors to relative performance--and underweight in the better performing commercial banks, which benefited from consolidation in early 2004. On a brighter note, markets rebounded strongly in the final quarter, benefiting from reinvigorated Initital Public Offering (IPO) and merger activity and stronger economic growth. Insurance holdings were generally weak performers for the past 12 months.

* The views expressed above are those of the subinvestment advisor firm as of December 31, 2004 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ The Standard & Poor's (S&P) 500(R) Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/2/ Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

/3/ The Russell 1000(R) Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

                                    MSF-38

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO


                     A $10,000 INVESTMENT COMPARED TO THE
                                 S&P 500 INDEX

                                    [CHART]

                   T. Rowe Price
                 Large Cap Growth               S&P 500
                 Portfolio Class A               Index
                 -----------------              -------
   Nov-98            $10,000                    $10,000
   Dec-98             11,028                     10,797
   Dec-99             13,479                     13,069
   Dec-00             13,412                     11,880
   Dec-01             12,084                     10,469
   Dec-02              9,276                      8,156
   Dec-03             12,134                     10,494
   Dec-04             13,338                     11,636

--------------------------------------------------------------------------------
                AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                T. ROWE PRICE LARGE CAP
                                   GROWTH PORTFOLIO     S&P 500
                                CLASS A CLASS B CLASS E  INDEX
                1 Year            9.9%    9.7%    9.8%   10.9%
                5 Years          -0.2     N/A     N/A    -2.3
                Since Inception   4.8    15.6     1.0     2.5

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity of life insurance contacts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B, and Class E shares are 10/31/94, 7/30/02, and 5/1/01, respectively. Index since inception returns are based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

                             PORTFOLIO COMPOSITION
                            AS OF DECEMBER 31, 2004


                                 TOP HOLDINGS

                                                    % OF TOTAL
                                                    NET ASSETS
                                                    ----------
                 CITIGROUP, INC....................    3.6%
                 MICROSOFT CORP....................    3.3%
                 UNITEDHEALTH GROUP, INC...........    2.6%
                 GENERAL ELECTRIC CO...............    2.5%
                 AMERICAN INTERNATIONAL GROUP, INC.    2.3%
                 WAL-MART STORES, INC..............    2.1%
                 STATE STREET CORP.................    1.9%
                 DELL, INC.........................    1.9%
                 TYCO INTERNATIONAL, LTD...........    1.8%
                 LIBERTY MEDIA CORP. (CLASS A).....    1.7%



                                  TOP SECTORS

                                                    % OF TOTAL
                                                   MARKET VALUE
                                                   ------------
                 INFORMATION TECHNOLOGY...........    20.8%
                 FINANCIALS.......................    20.5%
                 CONSUMER DISCRETIONARY...........    18.5%
                 HEALTH CARE......................    13.2%
                 INDUSTRIALS AND BUSINESS SERVICES     9.6%
                 CONSUMER STAPLES.................     5.4%
                 ENERGY...........................     4.1%
                 TELECOMMUNICATION SERVICES.......     3.3%
                 MATERIALS........................     2.0%
                 CASH/OTHER.......................     2.6%


                                    MSF-39

METROPOLITAN SERIES FUND, INC.

 ZENITH EQUITY PORTFOLIO

MANAGED BY METLIFE ADVISERS, LLC
PORTFOLIO MANAGER COMMENTARY*


PORTFOLIO PERFORMANCE
For the year ended December 31, 2004, the Class A shares of the Zenith Equity Portfolio returned 11.0%, compared to its benchmark, the Standard & Poor's 500 Index/1/, which returned 10.9%. The average return of its peer group, the Lipper Variable Insurance Products Large-Cap Core Funds Universe/2/, was 8.6% over the same period.

PORTFOLIO REVIEW
Currently, MetLife Advisers invests the assets of Zenith Equity Portfolio equally among Capital Guardian U.S. Equity Portfolio, FI Value Leaders Portfolio, and Jennison Growth Portfolio (the Underlying Portfolios).

For information on the Underlying Portfolios, please see sections of this report pertaining to each of the Underlying Portfolios.
                             PORTFOLIO COMPOSITION
                            AS OF DECEMBER 31, 2004

                                 TOP HOLDINGS

                                                              % OF TOTAL
                                                              NET ASSETS
                                                              ----------
        METROPOLITAN SERIES FUND, INC.; JENNISON GROWTH
         PORTFOLIO (CLASS A).................................   33.5%
        METROPOLITAN SERIES FUND, INC.; FI VALUE LEADERS
         PORTFOLIO (CLASS A).................................   33.3%
        METROPOLITAN SERIES FUND, INC.; CAPITAL GUARDIAN U.S.
         EQUITY PORTFOLIO (CLASS A)..........................   33.2%

                     A $10,000 INVESTMENT COMPARED TO THE
                                 S&P 500 INDEX
                                   [CHART]

                Zenith Equity Portfolio    S&P 500 Index
                -----------------------    -------------
Dec-94                 $10,000                $10,000
Dec-95                  13,804                 13,753
Dec-96                  16,712                 16,909
Dec-97                  20,636                 22,548
Dec-98                  27,667                 28,992
Dec-99                  32,008                 35,092
Dec-00                  30,516                 31,900
Dec-01                  25,502                 28,111
Dec-02                  19,907                 21,901
Dec-03                  26,168                 28,179
Dec-04                  29,047                 31,243


--------------------------------------------------------------------------------
                AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                     ZENITH      S&P 500
                                EQUITY PORTFOLIO  INDEX
                       1 Year         11.0%       10.9%
                       5 Years        -1.9        -2.3
                       10 Years       11.3        12.1

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity of life insurance contacts. If these charges were included, the returns would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


* The views expressed above are those of the subinvestment advisor firm as of December 31, 2004 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ The Standard & Poor's (S&P) 500(R) Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/2/ Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

                                    MSF-40

METROPOLITAN SERIES FUND, INC.

 FI MID CAP OPPORTUNITIES PORTFOLIO

MANAGED BY FIDELITY MANAGEMENT & RESEARCH COMPANY
PORTFOLIO MANAGER COMMENTARY*

PORTFOLIO PERFORMANCE
For the year ended December 31, 2004, the Class A shares of the FI Mid Cap Opportunities Portfolio returned 17.2%, compared to its benchmark, the Standard & Poor's MidCap 400 Index/1/, which returned 16.5%. The average return of its peer group, the Lipper Variable Insurance Products Mid-Cap Growth Funds Universe/2/, was 14.8% over the same period.

The subadviser of the Portfolio was changed on May 1, 2004 from Janus Capital Management, LLC to Fidelity Management & Research Company. The performance in the above paragraph and in the table below includes the performance of the prior subadviser.

PORTFOLIO REVIEW
Equities realized solid returns in the 12-month period ending December 31, 2004, and for the second straight year the S&P 500 Index/3/ posted double-digit gains. Mid Cap stocks, as measured by the S&P 400, did even better. After robust gains in 2003, investors had many concerns on their minds early in 2004, including rising interest rates, the presidential election, terrorism fears and the escalating cost of oil. However, by the end of the year, most of these pressures had eased, leading to a broad-based rally in the fourth quarter.

For the four-month period prior to May 1st when the Portfolio was subadvised by Janus Capital Management, the Portfolio returned 2.2% compared to the 1.6% return of the Standard & Poor's Mid Cap 400 Index and 1.9% return of the Russell Midcap Growth Index/4/, its benchmark at the time. The Portfolio was helped by its growth orientation. Among the strong individual performers were video slot machine maker International Game Technology, Inc. and Adult / Online Education company Apollo Group. Irish discount airline Ryanair Holdings detracted from the Portfolio's performance during this four-month period.

From May to December 2004, the FI Mid Cap Opportunities Portfolio slightly outperformed the S&P MidCap 400 Index (14.7% vs. 14.6%). Compared with its benchmark, good stock selection was the primary driver of relative performance, while sector selection hurt. Astute stock selection within the telecommunication services sector added the most to the Portfolio's return versus the index, driven in part by top 10-holding Citizens Communications. The consumer discretionary sector also contributed to the Portfolio's relative performance, with top-10 holding Harman International Industries adding significant value during the period. Outperformance within the materials and information technology sectors were primarily due to both good stock and industry selection within the sectors as the stocks that the Portfolio held produced above-average gains. On the downside, security selection in the industrials sector detracted from performance as top-10 holding Career Education depreciated early in the third quarter due to litigation-related issues.

* The views expressed above are those of the Fidelity Management & Research Company as of December 31, 2004 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ The Standard & Poor's MidCap 400 Index is an unmanaged index measuring the performance of the mid-size company segment of the U.S. market. The Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/2/ Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

/3/ The Standard & Poor's (S&P) 500(R) Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/4/ The Russell Midcap(R) Growth Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and higher forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

                                    MSF-41

METROPOLITAN SERIES FUND, INC.

 FI MID CAP OPPORTUNITIES PORTFOLIO




                     A $10,000 INVESTMENT COMPARED TO THE
                             S&P MIDCAP 400 INDEX

                                    [CHART]

               FI Mid Cap Opportunities              S&P Mid Cap
                 Portfolio Class A                    400 Index
               ------------------------              -----------
   Mar-97              $10,000                         $10,000
   Dec-97               12,837                          12,852
   Dec-98               17,608                          15,308
   Dec-99               39,248                          17,561
   Dec-00               26,984                          20,633
   Dec-01               16,912                          20,509
   Dec-02               12,011                          17,532
   Dec-03               16,162                          23,773
   Dec-04               18,941                          27,688

--------------------------------------------------------------------------------
                AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

                             FI MID CAP OPPORTUNITIES PORTFOLIO S&P MIDCAP 400
                             CLASS A     CLASS B     CLASS E        INDEX
             1 Year            17.2%      16.8%       17.0%          16.5%
             5 Years          -13.6        N/A         N/A            9.5
             Since Inception    8.5       -6.9        -4.2           13.9

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity of life insurance contacts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B, and Class E shares are 3/3/97, 1/2/01, and 5/1/01, respectively. Index since inception returns are based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

                             PORTFOLIO COMPOSITION
                            AS OF DECEMBER 31, 2004


                                 TOP HOLDINGS

                                                         % OF TOTAL
                                                         NET ASSETS
                                                         ----------
            NEXTEL COMMUNICATIONS, INC. (CLASS A).......    8.0%
            HARMAN INTERNATIONAL INDUSTRIES, INC........    6.0%
            ROYAL CARIBBEAN CRUISES, LTD................    4.0%
            POTASH CORP. OF SASKATCHEWAN, INC...........    3.1%
            CITIZENS COMMUNICATIONS CO..................    3.0%
            CAREER EDUCATION CORP.......................    3.0%
            FISHER SCIENTIFIC INTERNATIONAL, INC........    3.0%
            NTL, INC....................................    2.8%
            EMPRESA BRASILEIRA DE AERONAUTICA S.A. (ADR)    2.6%
            OMNICOM GROUP, INC..........................    2.6%


                                  TOP SECTORS

                                             % OF EQUITY
                                             MARKET VALUE
                                             ------------
                      CONSUMER DISCRETIONARY    20.6%
                      TELECOMMUNICATION.....    18.5%
                      INDUSTRIALS...........    15.5%
                      MATERIALS.............    12.4%
                      HEALTH CARE...........     8.4%
                      ENERGY................     7.8%
                      CONSUMER STAPLES......     6.2%
                      INFORMATION TECHNOLOGY     5.1%
                      FINANCIAL.............     4.6%
                      CASH/OTHER............     0.9%

                                    MSF-42

METROPOLITAN SERIES FUND, INC.

 HARRIS OAKMARK FOCUSED VALUE PORTFOLIO

MANAGED BY HARRIS ASSOCIATES, L.P.
PORTFOLIO MANAGER COMMENTARY*

PORTFOLIO PERFORMANCE
For the year ended December 31, 2004, the Class A shares of the Harris Oakmark Focused Value Portfolio returned 9.9%, compared to its benchmark, the Russell Midcap Index/1/, which returned 20.2% in 2004. The average return of its peer group, the Lipper Variable Insurance Products Mid-Cap Core Funds Universe/2/, was 16.5% over the same period.

PORTFOLIO REVIEW
In a year when political events dominated the headlines, the stock market staged a notable late burst to make it a rewarding year after all, quite respectable given the strong results of 2003. For many investors, however, the two-year market rally has yet to fully reverse the decline of 2000-2002, and the naysayers continued to linger.

Last year, while we were generally satisfied with the absolute performance of the Portfolio, we lagged some of our peers who benefited from greater exposure to energy, commodities, and related market sectors. From our perspective, we believed great opportunity existed in higher quality stocks, given the narrow (if any) premium they now command.

During 2004 we added quality businesses such as AutoNation, Inc., Cablevision Systems Corp., and R.R. Donnelley & Sons Co., among others, to the Portfolio. AutoNation is the largest publicly traded auto retailer and is well diversified in car brands, as well as earning meaningful amounts from used cars, parts and service. The company generates a lot of excess cash, which it has been using to repurchase its own shares.

Cablevision Systems provides cable TV service in and around the New York City area to approximately 2.9 million customers. The company offers digital cable, on-demand movies, and telephony. In addition, Cablevision controls Radio City Music Hall and Madison Square Garden, as well as the New York Knicks and New York Rangers sports teams.

R.R. Donnelley is North America's leading printer and recently merged with Moore Wallace, another printing firm. The management of Moore Wallace assumed leadership of this company, and we believe there is a lot of room for improvement through cost and capital reductions.

We eliminated our positions in Chiron Corp., SunGard Data Systems, Valassis Communications, and Wilmington Trust during the period.

Burlington Resources, Yum! Brands, and Omnicare had the most significant positive impact on performance during the year. Burlington Resources stock price benefited from higher oil and natural gas prices. Net gas price realizations in the Canadian market improved significantly. Higher than expected production and expense control have likewise added to Burlington's profitability. The company continued to use its strong free cash flow to buy back stock. There was a growing appreciation for the strength of Yum! Brands' international business and its primary domestic business. Historically, the company's stock has traded at a significant discount to McDonalds' stock. We believe that discount is no longer warranted. Omnicare's stock rebounded nicely during the fourth quarter (from the previous quarter's decline, which was caused by a short-term earnings disappointment).

Knight-Ridder and H&R Block had the most significant negative impact on performance during the year. Slow progress in advertising revenue growth during the year at Knight-Ridder kept a lid on the stock price. However, we believe that cash flow is strong and the valuation of the stock is attractive. A primary concern at H&R Block was the decline in their mortgage business. We believe that its tax business remained strong, though competition from companies such as Jackson Hewitt posed a small threat.

* The views expressed above are those of the subinvestment advisor firm as of December 31, 2004 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ The Russell Midcap(R) Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and higher forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/2/ Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

                                    MSF-43

METROPOLITAN SERIES FUND, INC.

 HARRIS OAKMARK FOCUSED VALUE PORTFOLIO


           A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP INDEX

                                   [CHART]

                  Harris Oakmark
                  Focused Value                 Russell Mid Cap
                 Portfolio Class A                 Index
                 -----------------              --------------
    Dec-94           $10,000                       $10,000
    Dec-95            13,035                        13,446
    Dec-96            15,330                        16,000
    Dec-97            17,986                        20,641
    Dec-98            17,003                        22,725
    Dec-99            17,063                        26,868
    Dec-00            20,546                        29,084
    Dec-01            26,249                        27,449
    Dec-02            23,932                        23,006
    Dec-03            31,747                        32,222
    Dec-04            34,900                        38,737


--------------------------------------------------------------------------------
                AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                HARRIS OAKMARK FOCUSED  RUSSELL
                                    VALUE PORTFOLIO     MIDCAP
                                CLASS A CLASS B CLASS E  INDEX
                1 Year            9.9%    9.7%    9.8%   20.2%
                5 Years          15.4     N/A     N/A     7.6
                10 Years         13.3     N/A     N/A    14.5
                Since Inception     -    11.6    11.5       -

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity of life insurance contacts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B, and Class E shares are 4/30/93, 2/20/01, and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

                 PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2004




                                 TOP HOLDINGS

                                                % OF TOTAL
                                                NET ASSETS
                                                ----------
                     SOVEREIGN BANCORP, INC....    8.2%
                     WASHINGTON MUTUAL, INC....    5.6%
                     DARDEN RESTAURANTS, INC...    5.1%
                     H&R BLOCK, INC............    4.8%
                     R.R. DONNELLEY & SONS CO..    4.6%
                     YUM! BRANDS, INC..........    4.6%
                     OMNICARE, INC.............    4.4%
                     LIZ CLAIBORNE, INC........    4.3%
                     BURLINGTON RESOURCES, INC.    4.0%
                     XEROX CORP................    3.9%



                                  TOP SECTORS

                                              % OF TOTAL
                                             MARKET VALUE
                                             ------------
                      CONSUMER DISCRETIONARY     34.7%
                      INDUSTRIALS...........     22.4%
                      FINANCIAL.............     16.2%
                      HEALTH CARE...........     10.0%
                      INFORMATION TECHNOLOGY      8.6%
                      ENERGY................      4.5%
                      CONSUMER STAPLES......      3.6%


                                    MSF-44

METROPOLITAN SERIES FUND, INC.

 METLIFE MID CAP STOCK INDEX PORTFOLIO

MANAGED BY METROPOLITAN LIFE INSURANCE COMPANY
PORTFOLIO MANAGER COMMENTARY*

PORTFOLIO PERFORMANCE
For the year ended December 31, 2004, the Class A shares of the MetLife Mid Cap Stock Index Portfolio returned 16.0%, compared to its benchmark, the Standard & Poor's MidCap 400 Index/1/, which returned 16.5% in 2004.

PORTFOLIO REVIEW
The S&P MidCap 400 Index had positive returns for the second year in a row. Mid cap stocks outperformed large cap stocks for the fifth year in a row, beating the S&P 500 Index/2/ by 5.6%. The best performance came in November, up 11.8%, while the weakest month of the year was August, up only 0.9%. Some of the factors driving the equity markets included geopolitical concerns, energy prices, Federal Reserve interest rate policy, corporate earnings, employment data, and the weakening U.S. dollar.

Nine out of ten sectors comprising the S&P MidCap 400 Index experienced positive returns for the year. Financials (20.3% weight in the benchmark) returned 19.9%, having the largest positive impact on the benchmark return this year. Energy (6.4% weight) was the best performing sector, up 32.3%, but had a smaller impact than Financials because of its smaller weighting in the index. The second-best performing sector was Materials (4.4% weight), up 30.4%. Other strong performing sectors were: Consumer Staples, up 21.8%; Consumer Discretionary, up 19.2%; and Industrials, up 19.0%. The Information Technology sector (16.3% weight in the benchmark), down 3.5% for the year, was the only sector with a negative return. The three names with the biggest impact on performance were Sepracor Inc, up 148.1%; Harman International Industries, Inc, up 65.2%; and XTO Energy Corp, up 55.2%. The three absolute best performing stocks for the year were American Eagle Outfitters, up 188.0%; Boyd Gaming Corp, up 161.3%; and Sepracor Inc, up 148.1%, but their impact was small because of their low weight in the index.

There were thirty-seven additions and thirty-seven deletions to the benchmark in 2004. The weighted benchmark turnover was approximately 13.1% for the year. Although the turnover increased from the lows reached in 2003 of 8.6%, 2004 turnover was still lower than the benchmark's average turnover of 19.5% over the last ten years.

* The views expressed above are those of the subinvestment advisor firm as of December 31, 2004 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ The Standard & Poor's MidCap 400 Index is an unmanaged index measuring the performance of the mid-size company segment of the U.S. market. The Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/2/ The Standard & Poor's (S&P) 500(R) Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

                                    MSF-45

METROPOLITAN SERIES FUND, INC.

 METLIFE MID CAP STOCK INDEX PORTFOLIO

                       A $10,000 INVESTMENT COMPARED TO
                           THE S&P MIDCAP 400 INDEX

                                   [CHART]

                   MetLife Mid Cap
            Stock Index Portfolio Class A      S&P MidCap 400 Index
            -----------------------------      --------------------
Jul-00              $10,000                           $10,000
Dec-00               10,685                            10,570
Dec-01               10,558                            10,507
Dec-02                8,984                             8,982
Dec-03               12,124                            12,179
Dec-04               14,070                            14,185


--------------------------------------------------------------------------------
                AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2004

--------------------------------------------------------------------------------

                              METLIFE MID CAP STOCK
                                 INDEX PORTFOLIO     S&P MIDCAP 400
                             CLASS A CLASS B CLASS E     INDEX
             1 Year           16.0%   15.7%   15.9%       16.5%
             Since Inception   7.9     8.1     7.8         8.1

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity of life insurance contacts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B, and Class E shares are 7/5/00, 1/2/01, and 5/1/01, respectively. Index since inception returns are based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                             PORTFOLIO COMPOSITION
                            AS OF DECEMBER 31, 2004


                                 TOP HOLDINGS

                                                      % OF TOTAL
                                                      NET ASSETS
                                                      ----------
                MIDCAP SPDR TRUST, SERIES 1..........    4.3%
                THE WASHINGTON POST CO. (CLASS B)....    0.8%
                D.R. HORTON, INC.....................    0.8%
                LENNAR CORP. (CLASS A)...............    0.7%
                HARMAN INTERNATIONAL INDUSTRIES, INC.    0.7%
                FIDELITY NATIONAL FINANCIAL, INC.....    0.7%
                MURPHY OIL CORP......................    0.6%
                LEGG MASON, INC......................    0.6%
                LYONDELL CHEMICAL CO.................    0.6%
                WEATHERFORD INTERNATIONAL, LTD.......    0.6%


                                  TOP SECTORS

                                                % OF TOTAL
                                               MARKET VALUE
                                               ------------
                    CONSUMER DISCRETIONARY....    19.4%
                    FINANCIALS................    18.5%
                    INFORMATION TECHNOLOGY....    14.6%
                    INDUSTRIALS...............    12.8%
                    HEALTH CARE...............    10.8%
                    UTILITIES.................     6.8%
                    ENERGY....................     6.8%
                    MATERIALS.................     5.3%
                    CONSUMER STAPLES..........     4.5%
                    TELECOMMUNICATION SERVICES     0.5%

                                    MSF-46

METROPOLITAN SERIES FUND, INC.

 NEUBERGER BERMAN PARTNERS MID CAP VALUE PORTFOLIO

MANAGED BY NEUBERGER BERMAN MANAGEMENT, INC.
PORTFOLIO MANAGER COMMENTARY*

PORTFOLIO PERFORMANCE
For the year ended December 31, 2004, the Class A shares of the Neuberger Berman Partners Mid Cap Value Portfolio returned 22.9%, compared to its new benchmark, the Russell Midcap Value Index/1/, which returned 23.7%. The Portfolio's old benchmark, the Standard & Poor's MidCap 400 / Barra Value Index/2/ returned 18.9% in 2004. The benchmark was changed because the subadviser feels that the Russell index better reflects the mid cap value asset class. The average return of the Portfolio's peer group, the Lipper Variable Insurance Products Mid-Cap Value Funds Universe/3/, was 19.0% over the same period.

PORTFOLIO REVIEW
2004 was the second year of positive returns for the broad major indices, S&P 500, DJIA & NASDAQ, though returns were milder than in 2003. The Russell Midcap Value Index was the top-performing major U.S. equity market index in 2004. Mid-cap value stocks outperformed their mid-cap growth counterparts. Mid-cap stocks, as a whole, outperformed small-caps, which outperformed large-caps. Within each market-cap, value stocks bested growth stocks.

On an absolute basis, holdings in Consumer Discretionary and Financials were the largest contributors to the Portfolio's total return. Those within Health Care and Energy also made substantial contributions to total return.

Relative to the Russell Midcap Value Index, our Health Care, and Energy and Information Technology sectors performed the best. The Health Care sector was the lowest returning sector in 2004 within the index; however, our selection of stocks in this sector performed quite well and produced the Portfolio's second-highest sector return. Energy was the highest returning sector in both the Portfolio and the index, and our selection of Energy stocks outperformed their index the counterparts.

On the other hand, our selection of stocks in Industrials underperformed their index sector counterparts, dampening our Portfolio's return relative to the index. In addition, we had no exposure to Basic Materials, which generated the second-highest return in the index on the year; this detracted from the Portfolio's relative performance.

We have and expect to continue to run our portfolio on a bottom-up stock selection basis. Our economic and market outlook has little bearing on our investment processes. We believe what is transpiring at a company-specific level is much more relevant to long-term performance than what is transpiring in the economy or a particular sector.

* The views expressed above are those of the subinvestment advisor firm as of December 31, 2004 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ The Russell Midcap(R) Value Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with lower price-to-book ratios and higher forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/2/ The Standard & Poor's MidCap 400/Barra Value Index is an unmanaged measure of performance of the stocks in the S&P MidCap 400 Index that are slower growing, undervalued and have a low price-to-book ratio. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/3/ Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

                                    MSF-47

METROPOLITAN SERIES FUND, INC.

 NEUBERGER BERMAN PARTNERS MID CAP VALUE PORTFOLIO

                     A $10,000 INVESTMENT COMPARED TO THE
                        RUSSELL MIDCAP VALUE INDEX AND
                       S&P MIDCAP 400 BARRA VALUE INDEX

                                    [CHART]

               Neuberger Berman
               Partners Mid Cap
                Value Portfolio     Russell Midcap     S&P MidCap 400 Barra
                   Class A            Value Index          Value Index
               ----------------     --------------     --------------------
    Nov-98          $10,000            $10,000              $10,000
    Dec-99           10,744             10,333               10,217
    Dec-00           12,639             10,322               10,455
    Dec-01           16,209             12,301               13,366
    Dec-02           15,802             12,588               14,320
    Dec-03           14,279             11,373               12,873
    Dec-04           19,494             15,703               18,046
                     23,959             19,426               21,462

--------------------------------------------------------------------------------
                AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

                        NEUBERGER BERMAN PARTNERS   RUSSELL   S&P MIDCAP
                        MID CAP VALUE PORTFOLIO     MIDCAP     400/BARRA
                        CLASS A   CLASS B CLASS E VALUE INDEX VALUE INDEX
        1 Year           22.9%     22.7%   22.8%     23.7%       18.9%
        5 Years          13.7       N/A     N/A      13.5        15.5
        Since Inception  15.3      11.3    11.5      11.4        13.2

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity of life insurance contacts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B, and Class E shares are 11/9/98, 5/1/01, and 5/1/01, respectively. Index since inception returns are based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                 PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2004


                                 TOP HOLDINGS

                                                 % OF TOTAL
                                                 NET ASSETS
                                                 ----------
                    COVENTRY HEALTH CARE, INC...    2.7%
                    WHIRLPOOL CORP..............    2.6%
                    WESTERN DIGITAL CORP........    2.6%
                    XTO ENERGY, INC.............    2.6%
                    LEAR CORP...................    2.6%
                    BORGWARNER, INC.............    2.5%
                    OMNICARE, INC...............    2.5%
                    AUTOZONE, INC...............    2.5%
                    FIRST HORIZON NATIONAL CORP.    2.5%
                    TRIAD HOSPITALS, INC........    2.5%


                                  TOP SECTORS

                                              % OF TOTAL
                                             MARKET VALUE
                                             ------------
                      CONSUMER DISCRETIONARY    33.9%
                      FINANCIALS............    30.9%
                      HEALTH CARE...........    11.8%
                      INDUSTRIALS...........     6.9%
                      ENERGY................     6.0%
                      CONSUMER STAPLES......     5.9%
                      INFORMATION TECHNOLOGY     4.6%

                                    MSF-48

METROPOLITAN SERIES FUND, INC.

 BLACKROCK AGGRESSIVE GROWTH PORTFOLIO (FORMERLY STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO)

PORTFOLIO MANAGER COMMENTARY*

State Street Research & Management Company ("State Street Research"), the Portfolio's subadviser prior to January 31, 2005, prepared this commentary, which addresses the Portfolio's performance for the one year period, ended December 31, 2004. On January 31, 2005 BlackRock Advisors, Inc. ("BlackRock") succeeded State Street Research as subadviser to the Portfolio, and the Portfolio's name was changed from State Street Research Aggressive Growth Portfolio to BlackRock Aggressive Growth Portfolio. This commentary does not reflect the management of BlackRock.

PORTFOLIO PERFORMANCE
For the year ended December 31, 2004, the Class A shares of the BlackRock Aggressive Growth Portfolio returned 13.0%, compared to its benchmark, the Russell Midcap Growth Index/1/, which returned 15.5%. The average return of its peer group, the Lipper Variable Insurance Products Mid-Cap Growth Funds Universe/2/, was 14.8% over the same period.

PORTFOLIO REVIEW
In what was a good year for mid-cap growth stocks, the Portfolio generated strong absolute returns for investors, but modestly underperformed the Russell Midcap Growth Index on a relative basis, as disappointing stock selection within the technology sector offset beneficial stock selections across several other sectors, including energy, financial services and health care.

Given the supply/demand dynamics for energy-related commodities, the Portfolio maintained a relative overweight to these stocks during the course of the year. This overweight aided both relative and absolute returns as the sector posted the highest gains in the stock market. Security selection within the energy sector also contributed to portfolio gains as several holdings generated strong returns. Natural gas producer EOG Resources gained significantly during the year as the company's recent discovery in Texas substantially increased earnings. In addition, Consol Energy's share price increased dramatically as coal prices soared in the fourth quarter.

The Portfolio's health care stocks also performed well on both an absolute and relative basis. Health care management service providers Aetna and Caremark Rx gained in an environment that favored service providers over drug manufacturers.

In contrast, poor security selection within the technology sector proved costly on a relative basis. While the sector posted the lowest return within the index, it was the only sector within the Portfolio to generate a negative return during the course of the year. In the first quarter particularly, investors flocked to telecom and infrastructure-related stocks, areas where the Portfolio had minimal exposure. The share price of Foundry Networks, a networking hardware company, declined during the period after the company issued conservative earnings guidance despite the appearance of strong fundamentals. Additionally, the Portfolio's semiconductor exposure also proved costly as these holdings underperformed. Conversely, the Portfolio's underweight to Apple Computers also hurt relative return comparisons as the stock generated enormous gains, largely on the success of its iPod product.

* The views expressed above are those of State Street Research & Management Company as of December 31, 2004 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ The Russell Midcap(R) Growth Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and higher forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/2/ Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

                                    MSF-49

METROPOLITAN SERIES FUND, INC.

 BLACKROCK AGGRESSIVE GROWTH (FORMERLY STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO)


                       A $10,000 INVESTMENT COMPARED TO
                          RUSSELL MIDCAP GROWTH INDEX

                                    [CHART]

                         BlackRock
                     Aggressive Growth                Russell Midcap
                     Portfolio Class A                 Growth Index
                     -----------------                 ------------
    Dec-94                $10,000                         $10,000
    Dec-95                 12,950                          13,398
    Dec-96                 13,951                          15,739
    Dec-97                 14,881                          19,287
    Dec-98                 16,920                          22,733
    Dec-99                 22,544                          34,393
    Dec-00                 20,826                          30,352
    Dec-01                 15,877                          24,236
    Dec-02                 11,318                          17,594
    Dec-03                 15,934                          25,109
    Dec-04                 18,002                          28,995


--------------------------------------------------------------------------------
                AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                    BLACKROCK
                             AGGRESSIVE GROWTH PORTFOLIO RUSSELL MIDCAP
                             CLASS A   CLASS B  CLASS E   GROWTH INDEX
             1 Year           13.0%      N/A     12.8%        15.5%
             5 Years          -4.4       N/A      N/A         -3.4
             10 Years          6.1       N/A      N/A         11.2
             Since Inception    --       7.4%    -0.6           --

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity of life insurance contacts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B, and Class E shares are 4/29/88, 4/26/04, and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                             PORTFOLIO COMPOSITION
                            AS OF DECEMBER 31, 2004


                                 TOP HOLDINGS

                                                             % OF TOTAL
                                                             NET ASSETS
                                                             ----------
         EOG RESOURCES, INC.................................    2.7%
         AVID TECHNOLOGY, INC...............................    1.9%
         NEXTEL PARTNERS, INC. (CLASS A)....................    1.8%
         CDW CORP...........................................    1.8%
         MSC INDUSTRIAL DIRECT CO. (CLASS A)................    1.7%
         PENTAIR, INC.......................................    1.7%
         CAREMARK RX, INC...................................    1.7%
         OSI PHARMACEUTICALS, INC...........................    1.7%
         STARWOOD HOTELS & RESORTS WORLDWIDE, INC. (CLASS B)    1.7%
         AMDOCS, LTD........................................    1.6%


                                  TOP SECTORS

                                                % OF TOTAL
                                               MARKET VALUE
                                               ------------
                    CONSUMER DISCRETIONARY....    22.1%
                    HEALTH CARE...............    22.0%
                    TECHNOLOGY................    19.4%
                    FINANCIAL SERVICES........    10.1%
                    OTHER ENERGY..............     8.5%
                    PRODUCER DURABLES.........     7.5%
                    UTILITIES.................     2.6%
                    MATERIALS & PROCESSING....     2.4%
                    CONSUMER STAPLES..........     1.0%
                    TELECOMMUNICATION SERVICES     0.5%
                    CASH/OTHER................     3.9%

                                    MSF-50

METROPOLITAN SERIES FUND, INC.

 FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIO

MANAGED BY FRANKLIN ADVISERS, INC.
PORTFOLIO MANAGER COMMENTARY*

PORTFOLIO PERFORMANCE
For the year ended December 31, 2004, the Class A shares of the Franklin Templeton Portfolio returned 11.4%, compared to its benchmark, the Russell 2000 Growth Index/1/, which returned 14.3% in 2004. The average return of its peer group, the Lipper Variable Insurance Products Small-Cap Core Funds Universe/2/, was 17.5% over the same period.

PORTFOLIO REVIEW
Domestic equities performed well in 2004, with most major market indices trading higher during the twelve-month period. Gains came primarily in the last four months of the year, with most indices bottoming in early August and then rallying on the strength of easing oil prices and President Bush's reelection. Stocks were also buoyed by a relatively strong U.S. economy that exhibited growth in consumer confidence, retail sales, auto sales, consumer spending, personal income, and business activities.

Smaller stocks generally outperformed larger stocks during the year, as the Russell 2000 Index/3/ of smaller stocks returned 18.3% and the Russell 1000 Index/4/ of larger stocks returned 11.4%. Within small cap stocks, growth underperformed value during 2004, with the Russell 2000 Growth Index appreciating 14.3% for the year, compared to 22.3% for the Russell 2000 Value./5/

The U.S. economy was relatively strong in 2004, with growth in consumer confidence, retail sales, auto sales, consumer spending, consumer income, and business activities. Consumer confidence surged, possibly supported by growth in personal income, which led to growth in retail sales and personal expenditures. On the business front, non-manufacturing business activities in the U.S. accelerated, as evident from the Institute for Supply Management (ISM) non-manufacturing index.

Despite double-digit returns for the year, security selection in the retail trade, technology services, consumer durables, and health technology sectors contributed to the Portfolio's underperformance relative to the benchmark. In addition, an overweight position in electronic technology also hindered performance. At the same time, strong security selection within transportation, health services, consumer services, and communications helped relative performance.

Our philosophy is to invest in small cap stocks that present the best trade-off between growth opportunity, business and financial risk, and valuation. We continued to focus on innovative, rapidly growing companies in a variety of industries, each with identifiable growth drivers, such as new product development, leverage to a change in the economy, or secular industry growth. We look for companies with solid balance sheets, having the ability to invest in future growth and gain market share, and strong operating leverage or the ability to increase profit margins as sales grow.


* The views expressed above are those of the subinvestment advisor firm as of December 31, 2004 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ The Russell 2000(R) Growth Index is an unmanaged measure of performance of those Russell 2000 companies (small capitalization companies) that have higher price-to-book ratios and higher forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/2/ Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

/3/ The Russell 2000(R) Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000 Index. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/4/ The Russell 1000 Index is an unmanaged measure of performance of the largest 1,000 securities in the Russell 3000. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/5/ The Russell 2000(R) Value Index is an unmanaged measure of performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

                                    MSF-51

METROPOLITAN SERIES FUND, INC.

 FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIO




        A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 GROWTH INDEX

                                    [CHART]

                   Franklin Templeton
                    Small Cap Growth
                   Portfolio Class A      Russell 2000 Growth Index
                   -----------------      -------------------------
May-01                $10,000                      $10,000
Dec-01                  8,879                        9,537
Dec-02                  6,409                        6,651
Dec-03                  9,289                        9,880
Dec-04                 10,349                       11,293

--------------------------------------------------------------------------------
                AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

                              FRANKLIN TEMPLETON SMALL CAP RUSSELL 2000
                                 GROWTH PORTFOLIO          GROWTH INDEX
                              CLASS A   CLASS B   CLASS E
              1 Year           11.4%     11.1%     11.2%       14.3%
              Since Inception   0.9       0.7       0.8         3.4

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity of life insurance contacts. If these charges were included, the returns would be lower.

Inception date of the Class A, Class B, and Class E shares is 5/1/01. Index since inception returns are based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

                 PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2004


                                 TOP HOLDINGS

                                                       % OF TOTAL
                                                       NET ASSETS
                                                       ----------
               SEMTECH CORP...........................    1.8%
               CAL DIVE INTERNATIONAL, INC............    1.7%
               VARIAN SEMICONDUCTOR EQUIPMENT, INC....    1.6%
               FORWARD AIR CORP.......................    1.6%
               GLOBAL PAYMENTS, INC...................    1.5%
               PENN NATIONAL GAMING, INC..............    1.5%
               MACROMEDIA, INC........................    1.4%
               AMERICAN MEDICAL SYSTEMS HOLDINGS, INC.    1.4%
               AVOCENT CORP...........................    1.3%
               LANDSTAR SYSTEM, INC...................    1.3%



                                  TOP SECTORS

                                              % OF TOTAL
                                             MARKET VALUE
                                             ------------
                      INFORMATION TECHNOLOGY     31%
                      HEALTH CARE...........     20%
                      INDUSTRIALS...........     12%
                      CONSUMER DISCRETIONARY     12%
                      FINANCIAL.............      8%
                      ENERGY................      6%
                      MATERIALS.............      6%
                      TELECOMM..............      1%
                      CASH/OTHER............      4%


                                    MSF-52

METROPOLITAN SERIES FUND, INC.

 LOOMIS SAYLES SMALL CAP PORTFOLIO

MANAGED BY LOOMIS, SAYLES & COMPANY, L.P.
PORTFOLIO MANAGER COMMENTARY*


PORTFOLIO PERFORMANCE
For the year ended December 31, 2004, the Class A shares of the Loomis Sayles Small Cap Portfolio returned 16.4%, compared to its benchmark, the Russell 2000 Index/1/, which returned 18.3% in 2004. The average return of its peer group, the Lipper Variable Insurance Products Small-Cap Growth Funds Universe/2/, was 11.7% over the same period.

PORTFOLIO REVIEW
The Portfolio's modest tilt toward growth stocks and sub-par stock selection during the fourth quarter resulted in underperformance relative to the benchmarks. The Portfolio's high-quality orientation enhanced performance for most of the year. Late in 2004 investors showed a preference for riskier sectors and stocks, and higher-quality holdings, such as those that the Portfolio typically holds, underperformed. As a result, our stock selection lagged modestly. Sector allocations were also a negative influence on one-year performance, primarily due to an overweight in technology, which underperformed the Index.

Other than technology, all sectors delivered positive returns for the year. The consumer discretionary and autos and transportation sectors had the greatest positive impact on performance, primarily due to favorable stock selections. In particular, Actuant Corp., one of the year's best-performing holdings, showed strong growth due to strength in its motion control systems for the recreation vehicle (RV), heavy-duty truck, and convertible automotive markets. On an absolute basis, the energy sector was the best performer, as rising oil and gas prices led to gains for energy stocks.

Although our absolute gains in the materials and processing sector were strong, we were somewhat underrepresented in basic commodity material companies. Our underweight position made this segment a negative contributor to performance. The Portfolio's technology stocks lagged the index by a wide margin, after leading the small cap market higher in 2003. The sector fell victim to profit-taking as valuations were somewhat elevated, and growth prospects for many companies in the sector seemed to stall mid-year. The healthcare sector also lagged the overall market, and our stock selections within this arena contributed to the underperformance. Noteworthy was Odyssey Healthcare, a provider of hospice care. We eliminated our position after the company missed earnings estimates early in the year and lowered guidance for future growth.

We continued to fine-tune our sector positions in recognition of improving economic growth and the expectation for modestly rising interest rates and slower, but still positive, earnings growth in future quarters. Modest additions were made to the basic materials and energy sectors, as earnings prospects improved along with higher commodity prices. During the second half of the year, we reduced our technology exposure as tech stocks rallied despite no perceived improvement in fundamentals. With potentially slower economic growth on the horizon, our emphasis at the end of the year remained on companies with improving fundamentals and high earnings visibility within the small cap segment of the market.


* The views expressed above are those of the subinvestment advisor firm as of December 31, 2004 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ The Russell 2000(R) Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000 Index. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/2/ Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

                                    MSF-53

METROPOLITAN SERIES FUND, INC.

 LOOMIS SAYLES SMALL CAP PORTFOLIO

                       A $10,000 INVESTMENT COMPARED TO
                            THE RUSSELL 2000 INDEX

                                    [CHART]

                     Loomis Sayles
               Small Cap Portfolio Class A         Russell 2000 Index
               ---------------------------          ------------------
   Dec-94                 $10,000                        $10,000
   Dec-95                  12,884                         12,845
   Dec-96                  16,836                         14,964
   Dec-97                  21,022                         18,310
   Dec-98                  20,664                         17,844
   Dec-99                  27,228                         21,637
   Dec-00                  28,659                         20,983
   Dec-01                  26,133                         21,505
   Dec-02                  20,499                         17,100
   Dec-03                  27,974                         25,181
   Dec-04                  32,558                         29,796

--------------------------------------------------------------------------------
                AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                   LOOMIS SAYLES
                                SMALL CAP PORTFOLIO   RUSSELL 2000
                              CLASS A CLASS B CLASS E    INDEX
              1 Year           16.4%   16.2%   16.2%      18.3%
              5 Years           3.6     N/A     N/A        6.6
              10 Years         12.5     N/A     N/A       11.5
              Since Inception    --    18.6     5.7         --

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity of life insurance contacts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B, and Class E shares are 5/2/94, 7/30/02, and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

                             PORTFOLIO COMPOSITION
                            AS OF DECEMBER 31, 2004


                                 TOP HOLDINGS

                                                     % OF TOTAL
                                                     NET ASSETS
                                                     ----------
                ACTUANT CORP........................    1.6%
                EAST WEST BANCORP, INC..............    1.2%
                BROCADE COMMUNICATIONS SYSTEMS, INC.    1.0%
                R. H. DONNELLEY CORP................    0.9%
                AFFILIATED MANAGERS GROUP, INC......    0.9%
                NAVIGANT CONSULTING, INC............    0.9%
                ESSEX CORP..........................    0.8%
                PSYCHIATRIC SOLUTIONS, INC..........    0.8%
                WINTRUST FINANCIAL CORP.............    0.8%
                DRS TECHNOLOGIES, INC...............    0.8%


                                  TOP SECTORS

                                              % OF TOTAL
                                             MARKET VALUE
                                             ------------
                      INDUSTRIALS...........    23.6%
                      FINANCIAL.............    17.5%
                      INFORMATION TECHNOLOGY    16.7%
                      CONSUMER DISCRETIONARY    15.4%
                      HEALTH CARE...........    11.4%
                      ENERGY................     4.2%
                      MATERIALS.............     3.0%
                      UTILITIES.............     2.2%
                      CONSUMER STAPLES......     2.1%
                      TELECOMMUNICATIONS....     1.3%
                      CASH/OTHER............     2.6%

                                    MSF-54

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

MANAGED BY METROPOLITAN LIFE INSURANCE COMPANY
PORTFOLIO MANAGER COMMENTARY*


PORTFOLIO PERFORMANCE
For the year ended December 31, 2004, the Class A shares of the Russell 2000 Index Portfolio returned 17.8%, compared to its benchmark, the Russell 2000 Index/1/, which returned 18.3% in 2004.

PORTFOLIO REVIEW
The Russell 2000 small capitalization benchmark out-performed the larger capitalization S&P 500 Index/2/, by almost 7.4% for the year (18.3% versus 10.9%). The Russell 2000 Index posted positive returns for nine of the twelve months of the year. The benchmark was up 6.2% in the first quarter, up 0.5% in the second quarter, down 2.9% in the third quarter, and up 14.1% in the fourth quarter. Some of the factors driving the equity markets included geopolitical concerns, energy prices, Federal Reserve interest rate policy, corporate earnings, employment data, and the weakening U.S. dollar.

Eleven out of twelve sectors comprising the Russell 2000 Index experienced positive returns for the year. Financials (22.4% weight in the benchmark) returned 21.7% and had the largest positive impact on the benchmark return this year. Consumer Discretionary (18.2% weight in the benchmark) was up 19.4%; Materials and Processing (8.6% weight) was up 31.6%; and Health Care (13.0% weight) was up 16.2%. These three sectors, together with Financial Services, accounted for nearly 82% of the benchmark return this year. Other Energy (3.9% weight) was the best performing sector, up 51.4%, but had little absolute impact. Technology (14.8% weight), down 1.5%, was the only sector with a negative return for the year.

The three securities with the largest positive impact on performance during 2004 were OSI Pharmaceuticals, up 121.5%; Cytyc Corp., up 81.9%; and Andrew Corp., up 75.2%. The three names with the largest negative impact on performance were Sonus Networks, Inc., down 50.4%; Cymer, Inc., down 36.0%; and Lexar Media, Inc., down 55.0%.

On June 25, 2004, the Russell Indices underwent their annual reconstitution. In total, 377 companies were added to the Russell 2000 Index and 272 were deleted. The difference of 105 names is due to attrition throughout the period between annual reconstitutions. The post rebalance average market capitalization of a Russell 2000 constituent is roughly $632 million. The annual Russell 2000 reconstitution generated approximately 35% turnover. In September 2004, Russell changed its methodology regarding initial public offerings (IPOs) by adding IPOs on a quarterly basis instead of once a year during the annual reconstitution.

*The views expressed above are those of the subinvestment advisor firm as of December 31, 2004 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ The Russell 2000(R) Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000 Index. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/2/ The Standard & Poor's (S&P) 500(R) Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

                                    MSF-55

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO


            A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 INDEX


                                    [CHART]

            Russell 2000 Index
            Portfolio Class A      Russell 2000 Index
            ------------------     ------------------
 Nov-98          $10,000                 $10,000
 Dec-98           10,548                  10,559
 Dec-99           12,926                  12,804
 Dec-00           12,454                  12,417
 Dec-01           12,562                  12,726
 Dec-02            9,989                  10,119
 Dec-03           14,591                  14,901
 Dec-04           17,183                  17,632

--------------------------------------------------------------------------------
                AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

                              RUSSELL 2000 INDEX PORTFOLIO RUSSELL 2000
                              CLASS A   CLASS B   CLASS E     INDEX
              1 Year           17.8%     17.4%     17.5%       18.3%
              5 Years           5.8       N/A       N/A         6.6
              Since Inception   9.2       9.4       8.7         9.6

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity of life insurance contacts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B, and Class E shares are 11/9/98, 1/2/01, and 5/1/01, respectively. Index since inception returns are based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                             PORTFOLIO COMPOSITION
                            AS OF DECEMBER 31, 2004


                                 TOP HOLDINGS

                                                         % OF TOTAL
                                                         NET ASSETS
                                                         ----------
             ISHARES RUSSELL 2000 INDEX FUND............    3.5%
             NEW CENTURY FINL CORP......................    0.2%
             TEREX CORP.................................    0.2%
             CROWN HOLDINGS, INC........................    0.2%
             GOODYEAR TIRE & RUBBER CO..................    0.2%
             LAIDLAW INTERNATIONAL, INC.................    0.2%
             VALEANT PHARMACEUTICALS INTERNATIONAL, INC.    0.2%
             FIRST BANCORP (PUERTO RICO)................    0.2%
             TESORO PETROLEUM CORP......................    0.2%
             LANDSTAR SYSTEMS, INC......................    0.2%


                                  TOP SECTORS

                                              % OF TOTAL
                                             MARKET VALUE
                                             ------------
                      FINANCIAL SERVICES....    23.7%
                      CONSUMER DISCRETIONARY    18.0%
                      TECHNOLOGY............    12.6%
                      HEALTH CARE...........    12.0%
                      MATERIALS & PROCESSING    10.2%
                      PRODUCER DURABLES.....     7.8%
                      OTHER ENERGY..........     4.8%
                      AUTO & TRANSPORTATION.     4.5%
                      UTILITIES.............     4.2%
                      CONSUMER STAPLES......     1.6%
                      INTEGRATED OILS.......     0.1%
                      CASH/OTHER............     0.5%

                                    MSF-56

METROPOLITAN SERIES FUND, INC.

 BLACKROCK STRATEGIC VALUE PORTFOLIO (FORMERLY STATE STREET RESEARCH AURORA PORTFOLIO)

PORTFOLIO MANAGER COMMENTARY*


State Street Research & Management Company ("State Street Research"), the Portfolio's subadviser prior to January 31, 2005, prepared this commentary, which addresses the Portfolio's performance for the one year period, ended December 31, 2004. On January 31, 2005 BlackRock Advisors, Inc. ("BlackRock") succeeded State Street Research as subadviser to the Portfolio, and the Portfolio's name was changed from State Street Research Aurora Portfolio to BlackRock Strategic Value Portfolio. This commentary does not reflect the management of BlackRock.

PORTFOLIO PERFORMANCE
For the year ended December 31, 2004, the Class A shares of the BlackRock Strategic Value Portfolio returned 15.3%, compared to its benchmark, the Russell 2000 Value Index/1/, which returned 22.3% in 2004. The average return of its peer group, the Lipper Variable Insurance Products Small-Cap Core Funds Universe/2/, was 17.5% over the same period.

PORTFOLIO REVIEW
Within the Russell 2000 Value Index, performance was driven primarily by strength in the integrated oils and energy sectors, fueled largely by spiking energy and natural resources prices. Within the Portfolio, stock selection in the consumer discretionary sector boosted relative returns during the period, while stock selection in producer durables and technology detracted from relative performance.

Within consumer discretionary, CKE Restaurants, Argosy Gaming, Boyd Gaming, and Penn National Gaming were among the top contributors to relative returns. Shares of CKE Restaurants, operator of the Carl's Jr., Hardee's, and La Salsa restaurant chains, appreciated sharply in the first half of the year on earnings strength. Although declining in the third quarter, the company's share price jumped again in December following the announcement of strong third-quarter profits. Favorable legislative developments, strong quarterly profits and consolidation fueled gains among casino & gaming stocks during the year, further bolstering relative performance in the consumer discretionary sector. Among the key drivers of industry performance was the impact of voter approval to expand gaming in Florida, Oklahoma, and Wisconsin. In addition, improved occupancy rates and optimism surrounding expansion projects currently underway also contributed to strength. Another positive jolt came in early November when Penn National Gaming announced the acquisition of Argosy Gaming. Both stocks appreciated significantly on the news.

Despite solid overall gains in producer durables, stock selection in the sector proved to be the most significant detractor from relative returns during the year. A number of the semiconductor production and electronics names that drove returns in 2003 declined during the year, including: Technitrol and Veeco Instruments. Other detractors in the sector included MKS Instruments and Brooks Automation. Many of these names suffered as heightened inventories and waning demand impacted the semiconductor industry. The slowdown was also felt in technology, where positions in semiconductor manufacturers proved to be among the most significant detractors from relative returns in the sector. Specifically, Kemet Corp. and Cypress Semiconductor declined sharply during the year.

Our investment approach is driven by our focus on adding value through bottom-up fundamental research. As a result, portfolio positioning and corresponding sector weights relative to the Russell 2000 Value Index are largely determined by stock selection. During 2004, the impact of buy/sell decisions within the Portfolio, combined with the performance of underlying holdings, resulted in modestly reduced overweights in autos & transportation, materials & processing and producer durables, and increased overweights in health care and other energy.

During the year, the Portfolio's relative overweight in autos & transportation was reduced primarily as a result of selling in the auto parts and shipping industries. Likewise, we took advantage of strength in materials & processing to trim positions in favor of more attractive opportunities. The reduction in the Portfolio's overweight in producer durables was largely attributable to poor relative performance of stocks held. During the year, we took advantage of weakness to add to many of these positions, specifically in the semiconductor equipment manufacturers, based on our favorable longer-term outlook for the industry. In health care, we established new positions in Albany Molecular Research, a biotechnology firm, and STERIS Corp, a manufacturer of medical and dental instruments and supplies. In other energy, we added to select oil well equipment manufacturers and coal producers, while reducing exposure to crude oil producer, Cabot Oil & Gas.


* The views expressed above are those of State Street Research & Management Company as of December 31, 2004 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ The Russell 2000(R) Value Index is an unmanaged measure of performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/2/ Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

                                    MSF-57

METROPOLITAN SERIES FUND, INC.

 BLACKROCK STRATEGIC VALUE PORTFOLIO (FORMERLY STATE STREET RESEARCH AURORA PORTFOLIO)

                     A $10,000 INVESTMENT COMPARED TO THE
                           RUSSELL 2000 VALUE INDEX

                                    [CHART]

             BlackRock Strategic
           Value Portfolio Class A          Russell 2000 Value Index
           -----------------------          ------------------------
Jul-00            $10,000                            $10,000
Dec-00             12,322                             11,374
Dec-01             14,292                             12,969
Dec-02             11,246                             11,487
Dec-03             16,884                             16,774
Dec-04             19,474                             20,505


--------------------------------------------------------------------------------
                AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                      BLACKROCK           RUSSELL
                               STRATEGIC VALUE PORTFOLIO 2000 VALUE
                               CLASS A   CLASS B CLASS E   INDEX
               1 Year           15.3%     15.1%   15.2%     22.3%
               Since Inception  16.0       8.6     8.6      17.3

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity of life insurance contacts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B, and Class E shares are 7/5/00, 5/1/01, and 5/1/01, respectively. Index since inception returns are based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                             PORTFOLIO COMPOSITION
                            AS OF DECEMBER 31, 2004


                                 TOP HOLDINGS

                                                   % OF TOTAL
                                                   NET ASSETS
                                                   ----------
                   ISHARES RUSSELL 2000 INDEX FUND    2.2%
                   WABTEC CORP....................    1.4%
                   TECHNITROL, INC................    1.2%
                   VEECO INSTRUMENTS, INC.........    1.1%
                   MARTIN MARIETTA MATERIALS, INC.    1.0%
                   TRINITY INDUSTRIES, INC........    1.0%
                   ALLEGHENY TECHNOLOGIES, INC....    1.0%
                   AGRIUM, INC....................    1.0%
                   WALTER INDUSTRIES, INC.........    0.9%
                   PEABODY ENERGY CORP............    0.9%


                                  TOP SECTORS

                                              % OF TOTAL
                                             MARKET VALUE
                                             ------------
                      CONSUMER DISCRETIONARY    16.7%
                      PRODUCER DURABLES.....    16.4%
                      MATERIALS & PROCESSING    14.9%
                      FINANCIAL SERVICES....    10.7%
                      TECHNOLOGY............     9.6%
                      OTHER ENERGY..........     7.2%
                      HEALTH CARE...........     7.1%
                      AUTO & TRANSPORTATION.     6.1%
                      CONSUMER STAPLES......     1.8%
                      UTILITIES.............     1.5%
                      CASH/OTHER............     8.0%

                                    MSF-58

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO

MANAGED BY T. ROWE PRICE ASSOCIATES, INC.
PORTFOLIO MANAGER COMMENTARY*


PORTFOLIO PERFORMANCE
For the year ended December 31, 2004, the Class A shares of the T. Rowe Price Small Cap Growth Portfolio returned 11.1%, compared to its benchmark, the Russell 2000 Growth Index/1/, which returned 14.3% in 2004. The average return of its peer group, the Lipper Variable Insurance Products Small-Cap Growth Funds Universe/2/, was 11.7% over the same period.

PORTFOLIO REVIEW
Small-cap growth stocks rose in 2004. Shares struggled to make headway for much of the year as economic growth moderated amid rising short-term interest rates, surging energy costs, and a heated presidential campaign. However, stock prices rose as oil prices backed away from their late-October peak of $56 per barrel, and gains accelerated following the re-election of President Bush.

The Federal Reserve began to unwind its highly accommodative monetary policy in 2004, though this was not to the detriment of the equity market. Beginning on June 30th, the central bank began the process that raised the federal funds target rate gradually from 1.00% to 2.25% over the remainder of the year.

Small-cap shares outperformed their larger counterparts: the Russell 2000 Index/3/ returned 18.3% versus 10.9% for the S&P 500 Index/4/.
As measured by various Russell indexes, growth stocks lagged value across all market capitalizations. In the small-cap growth universe, the industrials, business services, energy, and financials sectors were among the best performing areas. Health care and consumer discretionary stocks were less robust, while information technology shares lagged due to weakness in the semiconductor industry.

The Portfolio's weak stock selection in the health care, consumer discretionary, and industrials and business services sectors limited our gains versus the benchmark. On the plus side, stock selection in the information technology and financials sectors worked to our advantage.

Within the Portfolio, our stock selection in the consumer discretionary sector detracted from the relative performance. Specialty retailer Cost Plus, Gentex, and media company Emmis Communications were among our largest detractors. Likewise, in the health care sector, overweighting Taro Pharmaceutical, Accredo Health, and Omnicare worked against us. However, brisk gains from dialysis service provider DaVita and insurance provider WellChoice helped our results.

Industrials and business services companies contributed significantly to the Portfolio's performance on an absolute basis. In fact, logistics company UTi Worldwide was one of our largest contributors to performance. However, our stock selection in the sector generally limited our gains. Educational services companies DeVry and Corinthian Colleges, for example, were among our largest detractors.

The information technology sector, our largest sector allocation at year-end, contributed the least to our absolute performance, but good stock selection in the weak sector helped our relative performance during the year. Overweighting FLIR Systems, F5 Networks, Zebra Technologies, and Cognizant Technology Solutions were especially beneficial.

Another positive factor was the favorable performance of our energy sector holdings. Although we are pleased with the performance of the holdings and believe that oil prices may stay high for some time, we trimmed our exposure to the sector throughout the year to keep our small sector overweight from growing larger.
* The views expressed above are those of the subinvestment advisor firm as of December 31, 2004 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ The Russell 2000(R) Growth Index is an unmanaged measure of performance of those Russell 2000 companies (small capitalization companies) that have higher price-to-book ratios and higher forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/2/ Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

/3/ The Russell 2000(R) Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000 Index. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/4/ The Standard & Poor's (S&P) 500(R) Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

                                    MSF-59

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO



        A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 GROWTH INDEX

                                    [CHART]

                 T. Rowe Price Small
             Cap Growth Portfolio Class A     Russell 2000 Growth Index
             ----------------------------     -------------------------
Mar-97           $10,000                               $10,000
Dec-97            11,881                                11,728
Dec-98            12,291                                11,872
Dec-99            15,732                                16,988
Dec-00            14,302                                13,177
Dec-01            13,011                                11,961
Dec-02             9,540                                 8,342
Dec-03            13,439                                12,391
Dec-04            14,929                                14,164


--------------------------------------------------------------------------------
                AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

                              T. ROWE PRICE SMALL CAP   RUSSELL
                                 GROWTH PORTFOLIO     2000 GROWTH
                              CLASS A CLASS B CLASS E    INDEX
              1 Year           11.1%   11.0%   11.0%     14.3%
              5 Years          -1.0     N/A     N/A      -3.6
              Since Inception   5.3    19.8     2.7       4.5

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity of life insurance contacts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B, and Class E shares are 3/3/97, 7/30/02, and 5/1/01, respectively. Index since inception returns are based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                 PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2004


                                 TOP HOLDINGS

                                                    % OF TOTAL
                                                    NET ASSETS
                                                    ----------
                 THE CORPORATE EXECUTIVE BOARD CO..    1.1%
                 AVID TECHNOLOGY, INC..............    1.1%
                 NEXTEL PARTNERS, INC. (CLASS A)...    0.9%
                 THE ADVISORY BOARD CO.............    0.9%
                 ENGINEERED SUPPORT SYSTEMS, INC...    0.9%
                 SKYWEST, INC......................    0.9%
                 RESOURCES CONNECTION, INC.........    0.8%
                 COMPUTER PROGRAMS & SYSTEMS, INC..    0.8%
                 UTI WORLDWIDE, INC................    0.8%
                 ZEBRA TECHNOLOGIES CORP. (CLASS A)    0.8%



                                  TOP SECTORS

                                                    % OF TOTAL
                                                   MARKET VALUE
                                                   ------------
                 INFORMATION TECHNOLOGY...........     27.8%
                 HEALTH CARE......................     21.1%
                 CONSUMER DISCRETIONARY...........     18.9%
                 INDUSTRIALS AND BUSINESS SERVICES     13.9%
                 FINANCIALS.......................      7.8%
                 ENERGY...........................      5.6%
                 CONSUMER STAPLES.................      1.9%
                 TELECOMMUNICATION SERVICES.......      1.3%
                 MATERIALS........................      0.8%
                 CASH/OTHER.......................      0.9%


                                    MSF-60

METROPOLITAN SERIES FUND, INC.

 FI INTERNATIONAL STOCK PORTFOLIO

MANAGED BY FIDELITY MANAGEMENT & RESEARCH COMPANY
PORTFOLIO MANAGER COMMENTARY*


PORTFOLIO PERFORMANCE
For the year ended December 31, 2004, the Class A shares of the FI International Stock Portfolio returned 18.2%, compared to its benchmark, the Morgan Stanley Capital International (MSCI) EAFE Index/1/, which returned 20.3% in 2004. The average return of its peer group, the Lipper Variable Insurance Products International Core Funds Universe/2/, was 17.9% over the same period.

PORTFOLIO REVIEW
For the 12-month period ending December 31, 2004, most of the world's major stock markets posted gains, as many foreign economies rebounded and grew alongside the rally in the U.S. market. Encouraged by better-than-expected corporate earnings and improved economic indicators, equity markets around the world continued to deliver broad-based gains. Of the 21 national market constituents of the MSCI EAFE Index, 20 posted positive total returns when measured in their local currencies.

In this environment, the FI International Stock Portfolio underperformed the index. Favorable stock selection in the information technology sector contributed most to the Portfolio's relative return, as did an overweighting in the health care sector, with the Portfolio's holdings in European health care equipment & service companies among the strongest performers. Similarly, better-than-average performance from key consumer discretionary stocks--most notably in the hotel, restaurant & leisure group--aided the Portfolio's performance during the period, as these names benefited from the positive market environment. On the other hand, disappointing stock selection and underweighted positions in the materials sector as well as underweighted positions in the utilities and financial sectors detracted most from the Portfolio's relative performance.


* The views expressed above are those of the subinvestment advisor firm as of December 31, 2004 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ The Morgan Stanley Capital International (MSCI) EAFE(R) Index is an unmanaged, commonly used measure of performance for Europe, Australasia and the Far East. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/2/ Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

                                    MSF-61

METROPOLITAN SERIES FUND, INC.

 FI INTERNATIONAL STOCK PORTFOLIO

             A $10,000 INVESTMENT COMPARED TO THE MSCI EAFE INDEX

                                    [CHART]

                FI International Stock
                   Portfolio Class A        MSCI EAFE Index
                ----------------------      ---------------
Dec-94                  $10,000                 $10,000
Dec-95                   10,084                  11,121
Dec-96                    9,905                  11,793
Dec-97                    9,673                  12,003
Dec-98                   11,855                  14,403
Dec-99                   13,804                  18,287
Dec-00                   12,409                  15,696
Dec-01                    9,854                  12,330
Dec-02                    8,128                  10,365
Dec-03                   10,408                  14,364
Dec-04                   12,301                  17,273

--------------------------------------------------------------------------------
                AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

                               FI INTERNATIONAL STOCK PORTFOLIO MSCI EAFE
                               CLASS A    CLASS B    CLASS E      INDEX
               1 Year           18.2%      18.0%      18.0%       20.3%
               5 Years          -2.3        N/A        N/A        -1.1
               10 Years          2.1        N/A        N/A         5.6
               Since Inception    --        8.2        2.0          --

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity of life insurance contacts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B, and Class E shares are 5/1/91, 5/1/02, and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                             PORTFOLIO COMPOSITION
                            AS OF DECEMBER 31, 2004


                                 TOP HOLDINGS

                                                     % OF TOTAL
                                                     NET ASSETS
                                                     ----------
                 BP, PLC. (ADR).....................    2.7%
                 VODAFONE GROUP, PLC................    2.1%
                 TOTAL S.A..........................    2.1%
                 ALLIANZ AG.........................    1.9%
                 DEUTSCHE TELEKOM AG (ADR)..........    1.6%
                 ROCHE HOLDING AG...................    1.6%
                 SHELL TRANSPORT & TRADING CO., PLC.    1.4%
                 NOVARTIS AG........................    1.4%
                 VIVENDI UNIVERSAL S.A. (ADR).......    1.2%
                 CREDIT SUISSE GROUP................    1.1%


                                 TOP COUNTRIES

                                          % OF TOTAL
                                          NET ASSETS
                                          ----------
                           JAPAN.........   18.9%
                           FRANCE........   12.2%
                           UNITED KINGDOM   11.4%
                           GERMANY.......   10.5%
                           SWITZERLAND...    8.5%
                           ITALY.........    7.4%
                           NETHERLANDS...    5.3%
                           UNITED STATES.    4.1%
                           HONG KONG.....    3.6%
                           BRAZIL........    2.2%

                                    MSF-62

METROPOLITAN SERIES FUND, INC.

 MORGAN STANLEY EAFE INDEX PORTFOLIO

MANAGED BY METROPOLITAN LIFE INSURANCE COMPANY
PORTFOLIO MANAGER COMMENTARY*


PORTFOLIO PERFORMANCE
For the year ended December 31, 2004, the Class A shares of the Morgan Stanley EAFE Index Portfolio returned 19.6%, compared to its benchmark, the Morgan Stanley Capital International (MSCI) EAFE Index/1/, which returned 20.3% in 2004.

PORTFOLIO REVIEW
The MSCI EAFE Index posted positive monthly returns for all but two months in 2004, April and July, which were down 2.3% and 3.2%, respectively. The best performing months this year were November (up 6.8%) and December (up 4.4%). The MSCI EAFE Index outperformed its U.S. domestic counterpart, the S&P 500/2/, by 9.4% in 2004 (20.3% vs. 10.9%). This was due in large part to the weakening dollar, which made foreign denominated securities worth more to the dollar-based investor. For the year, the U.S. dollar fell 7.8% versus the Euro, 6.9% versus the British Pound, and 4.4% versus the Japanese Yen. Japan, Great Britain, and the Euro countries make up approximately 81% of the capitalization of the MSCI EAFE Index.

All twenty-one countries that comprise the MSCI EAFE Index, had positive returns in 2004. The United Kingdom and Japan (the largest country weights in the benchmark at 25.8% and 21.4%) returned 19.5% and 15.8% respectively, having the largest positive impact on the benchmark's return. The best performing countries this year were Austria (up 72.3%), Norway (up 50.9%), and Greece (up 46.1%). The weakest performing countries were Finland (up 7.4%) and the Netherlands (up 13.4%).

The three largest names to impact performance this year were LM Ericsson Tel (up 77.9%), BP, Plc. (up 24.1%), and Total S.A. (up 22.8%). Aristocrat Leisure was the best performing stock this year (up 512%), but had less impact on performance because of its small weight. The stocks with the largest negative impact were AstraZeneca (down 23.0%), NTT DoCoMo (down 18.1%), and Nokia Oyj (down 6.7%). Sorin SpA (down 35.3%), was the worst performing stock this year.

* The views expressed above are those of the subinvestment advisor firm as of December 31, 2004 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ The Morgan Stanley Capital International (MSCI) EAFE(R) Index is an unmanaged, commonly used measure of performance for Europe, Australasia and the Far East. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/2/ The Standard & Poor's (S&P) 500(R) Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

                                    MSF-63

METROPOLITAN SERIES FUND, INC.

 MORGAN STANLEY EAFE INDEX PORTFOLIO



                     A $10,000 INVESTMENT COMPARED TO THE
                                MSCI EAFE INDEX

                                    [CHART]

               Morgan Stanley EAFE
             Index Portfolio Class A             MSCI EAFE Index
             -----------------------             ---------------
   Nov-98            $10,000                        $10,000
   Dec-98             10,811                         10,663
   Dec-99             13,504                         13,538
   Dec-00             11,548                         11,620
   Dec-01              9,039                          9,128
   Dec-02              7,534                          7,673
   Dec-03             10,369                         10,634
   Dec-04             12,406                         12,787



--------------------------------------------------------------------------------
                AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                 MORGAN STANLEY EAFE
                                   INDEX PORTFOLIO        MSCI
                               CLASS A CLASS B CLASS E EAFE INDEX
               1 Year           19.6%   19.3%   19.4%     20.3%
               5 Years          -1.7     N/A     N/A      -1.1
               Since Inception   3.6     1.6     3.8       4.1

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity of life insurance contacts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B, and Class E shares are 11/9/98, 1/2/01, and 5/1/01, respectively. Index since inception returns are based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                             PORTFOLIO COMPOSITION
                            AS OF DECEMBER 31, 2004


                                 TOP HOLDINGS

                                                 % OF TOTAL
                                                 NET ASSETS
                                                 ----------
                    ISHARES MSCI EAFE INDEX FUND    2.6%
                    BP, PLC.....................    2.3%
                    HSBC HOLDINGS, PLC..........    2.0%
                    VODAFONE GROUP, PLC.........    2.0%
                    GLAXOSMITHKLINE, PLC........    1.5%
                    TOTAL S.A...................    1.4%
                    ROYAL DUTCH PETROLEUM CO....    1.3%
                    NOVARTIS AG.................    1.3%
                    TOYOTA MOTOR CORP...........    1.3%
                    NESTLE S.A..................    1.2%


                                 TOP COUNTRIES

                                          % OF TOTAL
                                          NET ASSETS
                                          ----------
                           UNITED KINGDOM   24.4%
                           JAPAN.........   21.4%
                           FRANCE........    9.0%
                           SWITZERLAND...    6.7%
                           GERMANY.......    6.6%
                           NETHERLANDS...    4.9%
                           AUSTRALIA.....    4.9%
                           ITALY.........    4.2%
                           SPAIN.........    4.0%
                           SWEDEN........    2.5%

                                    MSF-64

METROPOLITAN SERIES FUND, INC.

 SCUDDER GLOBAL EQUITY PORTFOLIO

MANAGED BY DEUTSCHE INVESTMENT MANAGEMENT AMERICAS, INC.
PORTFOLIO MANAGER COMMENTARY*


PORTFOLIO PERFORMANCE
For the year ended December 31, 2004, the Class A shares of the Scudder Global Equity Portfolio returned 16.4%, compared to its benchmark, the Morgan Stanley Capital International (MSCI) World Index/1/, which returned 14.7% in 2004. The average return of its peer group, the Lipper Variable Insurance Products Global Growth Funds Universe/2/, was 15.7% over the same period.

PORTFOLIO REVIEW
Global equity markets completed 2004 with a strong fourth quarter rally. Investors were encouraged by corporate-earnings growth, continuing low interest rates, a retreat in the soaring oil price, and a clear-cut conclusion to the US election. The oil price declined to $43/barrel at year-end after surpassing $56/barrel in October. Oil averaged a record $41 in 2004 and registered a yearly gain of 34%, as demand surged and unrest in Iraq, Saudi Arabia, and Nigeria threatened shipments. The price of gold closed at $438/oz, up 5.5% for the year. The dollar dipped to record lows versus the euro and approached a 5-year bottom against the yen, slipping 7.8% and 4.4% respectively, for the year. This marked the third straight year of declines for the dollar versus both currencies.

We were seeking disequilibria in all its forms--that is to say, situations that we believed are unsustainable, yet are priced by the market as though they would be sustained. Our theme introduced in 2004, Disequilibria, specifically seeks out these occurrences at an industry level, but we are essentially looking for similar investment opportunities at any level where we had a variant perception to the market and a belief that this variance would diminish during our medium-term investment horizon. A number of our themes started to become increasingly recognized by the market in 2004, and we are monitored these closely to avoid overstaying our welcome.

During 2004, we took steps to more precisely implement two of our existing themes, Virtuality and New Annuities. In the case of Virtuality, we have battled since theme inception with the fact that many of the stocks with optimal intellectual property characteristics (for example biotech companies) are often illiquid. Accurate implementation of the theme also necessitates minimizing the large stock-specific risk associated with this category of investment. Our solution was to purchase iShares for the biotech sector--an exchange-traded fund representing a comprehensive basket of biotech stocks. This is in addition to our non-biotech holdings under the theme. We are happy to use such vehicles where we believe that they provide a more accurate implementation of our thesis and/or we can save on trading costs, such as those associated with illiquid securities. For
New Annuities, our work focused primarily on optimal stock selection throughout the year, with no change to the thesis of secure revenue streams.

We also note the increasing importance of Chinese patronage for countries and companies that provide critical goods and services to China. Our Ultimate Subcontractors theme has captured the huge boom in commodities prices, supported by Chinese demand along with a tight supply picture. However, we were anxious not to inadvertently adopt a consensus opinion. We saw significant gains in stocks related to commodities and mining during the past two years, and as we do not have an information advantage in calling the top of this run, we have been steadily reducing our exposure. At year-end we retained our positions in energy-related stocks however, despite the impressive run in the last year in particular. The strong performance has reflected the windfall profits from a rising crude spot price, but has yet to reflect the more secular themes of both a general re-pricing of energy costs (the "higher for longer" thesis) and a shift in supply away from OPEC (to Russia).

The Portfolio outperformed the index in 2004. Almost all themes yielded positive returns and stock selection was positive in a majority of sectors and countries. The Portfolio's sizable overweight positions in both Materials and Energy sectors which outperformed in the broader market, were significant factors which aided performance. Materials holdings Monsanto, CVRD, and BASF delivered solid contribution to performance. Monsanto was the best contributor for the year. The agribusiness giant raised its earnings projections for the 2005 fiscal year, citing encouraging results in key markets globally. Shares also benefited from approval by the European Commission of its genetically modified corn for use in human food. CVRD, the world's largest exporter of high quality iron ore, has low-cost production capabilities and an integrated transport system from mine to port. Strong metal prices and additional contracts boosted shares. Chemicals giant BASF nearly tripled its net profit in the third quarter, compared to the previous year, on strong sales. The company was able to raise prices to cover the higher cost of oil. Under Energy, oil exposure benefited from record prices in 2004. Top overall performers included oil producers EnCana, ConocoPhillips and Anadarko Petroleum.

Stock selection was negative in Consumer Staples, Consumer Discretionary and Information Technology. Off-benchmark exposure to South Africa and Peru also hurt performance. Gold producers such as Gold Fields (South Africa) and Minas Buenaventura (Peru) saw profit-taking at year-end, as the gold price reached sixteen-year highs in the fourth quarter. Shares of Gold Fields also came under pressure as shareholders voted against a plan to merge the company's non-South African assets with Canada's Iamgold. Approval would have allowed the miner to fight a takeover bid by Harmony Gold.

* The views expressed above are those of the subinvestment advisor firm as of December 31, 2004 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ The MSCI(R) World Index is a capitalization weighted index that measures performance of stocks from around the world. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/2/ Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

                                    MSF-65

METROPOLITAN SERIES FUND, INC.

 SCUDDER GLOBAL EQUITY PORTFOLIO

                       A $10,000 INVESTMENT COMPARED TO
                             THE MSCI WORLD INDEX

                                    [CHART]

                   Scudder Global
                  Equity Portfolio
                      Class A            MSCI World Index
                  ----------------       ----------------
   Mar-97             $10,000                $10,000
   Dec-97              10,962                 11,313
   Dec-98              12,712                 14,066
   Dec-99              15,911                 17,573
   Dec-00              15,655                 15,257
   Dec-01              13,137                 12,690
   Dec-02              11,034                 10,167
   Dec-03              14,394                 13,533
   Dec-04              16,757                 15,525

--------------------------------------------------------------------------------
                AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

                               SCUDDER GLOBAL EQUITY PORTFOLIO MSCI WORLD
                               CLASS A    CLASS B    CLASS E     INDEX
               1 Year           16.4%       N/A       16.1%       14.7%
               5 Years           1.0        N/A        N/A        -2.5
               Since Inception   6.8       12.5%       3.3         5.8

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity of life insurance contacts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B, and Class E shares are 3/3/97, 4/26/04, and 5/1/01, respectively. Index since inception returns are based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                             PORTFOLIO COMPOSITION
                            AS OF DECEMBER 31, 2004


                                 TOP HOLDINGS

                                                       % OF TOTAL
                                                       NET ASSETS
                                                       ----------
               E.ON AG................................    2.4%
               BASF AG................................    2.3%
               TOTAL S.A..............................    2.2%
               MONSANTO CO............................    2.2%
               SAMSUNG ELECTRONICS CO., LTD...........    2.2%
               LG ELECTRONICS, INC....................    2.1%
               COMPANIA DE MINAS BUENAVENTURA (ADR)...    1.9%
               OAO GAZPROM (ADR)......................    1.9%
               ISHARES NASDAQ BIOTECHNOLOGY INDEX FUND    1.8%
               CANADIAN NATIONAL RAILWAY CO...........    1.7%


                                 TOP COUNTRIES

                                          % OF TOTAL
                                          NET ASSETS
                                          ----------
                           UNITED STATES.   26.8%
                           GERMANY.......   11.8%
                           JAPAN.........    9.5%
                           UNITED KINGDOM    5.0%
                           SOUTH KOREA...    5.0%
                           CANADA........    4.7%
                           HONG KONG.....    4.2%
                           FRANCE........    3.8%
                           RUSSIAN.......    3.4%
                           TAIWAN........    3.2%

                                    MSF-66

METROPOLITAN SERIES FUND, INC.

 SHAREHOLDER EXPENSE EXAMPLE


As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as "expenses") of investing in each Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2004 through December 31, 2004.

ACTUAL EXPENSES

The first line for each share class of each Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the relevant Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each share class of each Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on each Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the relevant Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

                                                                                         EXPENSES PAID
                                                                                         DURING PERIOD*
                                                               BEGINNING      ENDING      JULY 1, 2004
                                                  ANNUALIZED ACCOUNT VALUE ACCOUNT VALUE       TO
                                                   EXPENSE      JULY 1,    DECEMBER 31,   DECEMBER 31,
PORTFOLIO                                           RATIO        2004          2004           2004
---------                                         ---------- ------------- ------------- --------------
BlackRock Aggressive Growth--Class A Actual          0.79%     $1,000.00     $1,077.00       $4.12
                                     Hypothetical    0.79%     $1,000.00     $1,021.12       $4.01

BlackRock Aggressive Growth--Class B Actual          1.04%     $1,000.00     $1,074.50       $5.42
                                     Hypothetical    1.04%     $1,000.00     $1,019.85       $5.28

BlackRock Aggressive Growth--Class E Actual          0.94%     $1,000.00     $1,076.80       $4.91
                                     Hypothetical    0.94%     $1,000.00     $1,020.35       $4.77

BlackRock Strategic Value--Class A.. Actual          0.89%     $1,000.00     $1,081.20       $4.66
                                     Hypothetical    0.89%     $1,000.00     $1,020.61       $4.52

BlackRock Strategic Value--Class B.. Actual          1.14%     $1,000.00     $1,080.10       $5.96
                                     Hypothetical    1.14%     $1,000.00     $1,019.34       $5.79

BlackRock Strategic Value--Class E.. Actual          1.04%     $1,000.00     $1,080.50       $5.44
                                     Hypothetical    1.04%     $1,000.00     $1,019.85       $5.28

BlackRock Bond Income--Class A...... Actual          0.45%     $1,000.00     $1,052.60       $2.32
                                     Hypothetical    0.45%     $1,000.00     $1,022.85       $2.29

BlackRock Bond Income--Class B...... Actual          0.70%     $1,000.00     $1,051.00       $3.61
                                     Hypothetical    0.70%     $1,000.00     $1,021.58       $3.56

BlackRock Bond Income--Class E...... Actual          0.60%     $1,000.00     $1,051.70       $3.09
                                     Hypothetical    0.60%     $1,000.00     $1,022.09       $3.05

BlackRock Diversified--Class A...... Actual          0.49%     $1,000.00     $1,083.40       $2.57
                                     Hypothetical    0.49%     $1,000.00     $1,022.65       $2.49

BlackRock Diversified--Class B...... Actual          0.74%     $1,000.00     $1,063.70       $3.84
                                     Hypothetical    0.74%     $1,000.00     $1,021.37       $3.76

BlackRock Diversified--Class E...... Actual          0.64%     $1,000.00     $1,082.20       $3.35
                                     Hypothetical    0.64%     $1,000.00     $1,021.88       $3.25

                                    MSF-67

METROPOLITAN SERIES FUND, INC.

                                                                                               EXPENSES PAID
                                                                                               DURING PERIOD*
                                                                     BEGINNING      ENDING      JULY 1, 2004
                                                        ANNUALIZED ACCOUNT VALUE ACCOUNT VALUE       TO
                                                         EXPENSE      JULY 1,    DECEMBER 31,   DECEMBER 31,
PORTFOLIO                                                 RATIO        2004          2004           2004
---------                                               ---------- ------------- ------------- --------------
BlackRock Investment Trust--Class A....... Actual          0.54%     $1,000.00     $1,101.40       $2.85
                                           Hypothetical    0.54%     $1,000.00     $1,022.39       $2.75

BlackRock Investment Trust--Class B....... Actual          0.79%     $1,000.00     $1,100.00       $4.17
                                           Hypothetical    0.79%     $1,000.00     $1,021.12       $4.01

BlackRock Investment Trust--Class E....... Actual          0.69%     $1,000.00     $1,100.50       $3.64
                                           Hypothetical    0.69%     $1,000.00     $1,021.63       $3.51

BlackRock Legacy Large Cap Growth--Class A Actual          0.79%     $1,000.00     $1,069.90       $4.11
                                           Hypothetical    0.79%     $1,000.00     $1,021.12       $4.01

BlackRock Legacy Large Cap Growth--Class B Actual          1.04%     $1,000.00     $1,068.20       $5.41
                                           Hypothetical    1.04%     $1,000.00     $1,019.85       $5.28

BlackRock Legacy Large Cap Growth--Class E Actual          0.94%     $1,000.00     $1,068.80       $4.89
                                           Hypothetical    0.94%     $1,000.00     $1,020.35       $4.77

BlackRock Large Cap Value--Class A........ Actual          0.91%     $1,000.00     $1,083.30       $4.77
                                           Hypothetical    0.91%     $1,000.00     $1,020.51       $4.62

BlackRock Large Cap Value--Class B........ Actual          1.16%     $1,000.00     $1,082.50       $6.07
                                           Hypothetical    1.16%     $1,000.00     $1,019.24       $5.89

BlackRock Large Cap Value--Class E........ Actual          1.06%     $1,000.00     $1,083.40       $5.55
                                           Hypothetical    1.06%     $1,000.00     $1,019.74       $5.38

BlackRock Money Market--Class A/1/........ Actual          0.44%     $1,000.00     $1,016.30       $2.23
                                           Hypothetical    0.44%     $1,000.00     $1,022.90       $2.24

BlackRock Money Market--Class B/1/........ Actual          0.69%     $1,000.00     $1,015.00       $3.49
                                           Hypothetical    0.69%     $1,000.00     $1,021.63       $3.51

BlackRock Money Market--Class E/1/........ Actual          0.59%     $1,000.00     $1,015.50       $2.99
                                           Hypothetical    0.59%     $1,000.00     $1,022.14       $3.00

Capital Guardian U.S. Equity--Class A..... Actual          0.75%     $1,000.00     $1,061.30       $3.89
                                           Hypothetical    0.75%     $1,000.00     $1,021.32       $3.81

Capital Guardian U.S. Equity--Class B..... Actual          1.00%     $1,000.00     $1,059.60       $5.18
                                           Hypothetical    1.00%     $1,000.00     $1,020.05       $5.08

Davis Venture Value--Class A.............. Actual          0.78%     $1,000.00     $1,072.60       $4.06
                                           Hypothetical    0.78%     $1,000.00     $1,021.17       $3.96

Davis Venture Value--Class B.............. Actual          1.03%     $1,000.00     $1,071.40       $5.36
                                           Hypothetical    1.03%     $1,000.00     $1,019.90       $5.23

Davis Venture Value--Class E.............. Actual          0.93%     $1,000.00     $1,071.70       $4.84
                                           Hypothetical    0.93%     $1,000.00     $1,020.41       $4.72

FI International Stock--Class A........... Actual          1.08%     $1,000.00     $1,128.60       $5.78
                                           Hypothetical    1.08%     $1,000.00     $1,019.64       $5.48

FI International Stock--Class B........... Actual          1.33%     $1,000.00     $1,126.70       $7.11
                                           Hypothetical    1.33%     $1,000.00     $1,018.37       $6.75

FI International Stock--Class E........... Actual          1.23%     $1,000.00     $1,127.50       $6.58
                                           Hypothetical    1.23%     $1,000.00     $1,018.88       $6.24

FI Mid Cap Opportunities--Class A......... Actual          0.75%     $1,000.00     $1,114.60       $3.99
                                           Hypothetical    0.75%     $1,000.00     $1,021.32       $3.81

FI Mid Cap Opportunities--Class B......... Actual          1.00%     $1,000.00     $1,112.60       $5.31
                                           Hypothetical    1.00%     $1,000.00     $1,020.05       $5.08

FI Mid Cap Opportunities--Class E......... Actual          0.90%     $1,000.00     $1,113.70       $4.78
                                           Hypothetical    0.90%     $1,000.00     $1,020.56       $4.57

                                    MSF-68

METROPOLITAN SERIES FUND, INC.

                                                                                                  EXPENSES PAID
                                                                                                  DURING PERIOD*
                                                                        BEGINNING      ENDING      JULY 1, 2004
                                                           ANNUALIZED ACCOUNT VALUE ACCOUNT VALUE       TO
                                                            EXPENSE      JULY 1,    DECEMBER 31,   DECEMBER 31,
PORTFOLIO                                                    RATIO        2004          2004           2004
---------                                                  ---------- ------------- ------------- --------------
FI Value Leaders--Class A.................... Actual          0.73%     $1,000.00     $1,101.70       $3.86
                                              Hypothetical    0.73%     $1,000.00     $1,021.42       $3.71

FI Value Leaders--Class B.................... Actual          0.98%     $1,000.00     $1,100.80       $5.18
                                              Hypothetical    0.98%     $1,000.00     $1,020.15       $4.98

FI Value Leaders--Class E.................... Actual          0.88%     $1,000.00     $1,100.80       $4.65
                                              Hypothetical    0.88%     $1,000.00     $1,020.66       $4.47

Franklin Templeton Small Cap Growth--Class A. Actual          1.15%     $1,000.00     $1,055.00       $5.94
                                              Hypothetical    1.15%     $1,000.00     $1,019.29       $5.84

Franklin Templeton Small Cap Growth--Class B. Actual          1.40%     $1,000.00     $1,054.40       $7.23
                                              Hypothetical    1.40%     $1,000.00     $1,018.01       $7.10

Franklin Templeton Small Cap Growth--Class E. Actual          1.30%     $1,000.00     $1,054.20       $6.71
                                              Hypothetical    1.30%     $1,000.00     $1,018.52       $6.60

Harris Oakmark Focused Value--Class A........ Actual          0.80%     $1,000.00     $1,078.50       $4.18
                                              Hypothetical    0.80%     $1,000.00     $1,021.07       $4.06

Harris Oakmark Focused Value--Class B........ Actual          1.05%     $1,000.00     $1,077.10       $5.48
                                              Hypothetical    1.05%     $1,000.00     $1,019.79       $5.33

Harris Oakmark Focused Value--Class E........ Actual          0.95%     $1,000.00     $1,077.60       $4.96
                                              Hypothetical    0.95%     $1,000.00     $1,020.30       $4.82

Harris Oakmark Large Cap Value--Class A...... Actual          0.79%     $1,000.00     $1,077.40       $4.13
                                              Hypothetical    0.79%     $1,000.00     $1,021.12       $4.01

Harris Oakmark Large Cap Value--Class B...... Actual          1.04%     $1,000.00     $1,076.90       $5.43
                                              Hypothetical    1.04%     $1,000.00     $1,019.85       $5.28

Harris Oakmark Large Cap Value--Class E...... Actual          0.94%     $1,000.00     $1,076.80       $4.91
                                              Hypothetical    0.94%     $1,000.00     $1,020.35       $4.77

Jennison Growth--Class A..................... Actual          0.71%     $1,000.00     $1,060.20       $3.68
                                              Hypothetical    0.71%     $1,000.00     $1,021.53       $3.61

Jennison Growth--Class B..................... Actual          0.96%     $1,000.00     $1,059.50       $4.97
                                              Hypothetical    0.96%     $1,000.00     $1,020.25       $4.88

Lehman Brothers Aggregate Bond Index--Class A Actual          0.32%     $1,000.00     $1,046.50       $1.65
                                              Hypothetical    0.32%     $1,000.00     $1,023.51       $1.63

Lehman Brothers Aggregate Bond Index--Class B Actual          0.57%     $1,000.00     $1,044.20       $2.93
                                              Hypothetical    0.57%     $1,000.00     $1,022.24       $2.90

Lehman Brothers Aggregate Bond Index--Class E Actual          0.47%     $1,000.00     $1,044.80       $2.42
                                              Hypothetical    0.47%     $1,000.00     $1,022.75       $2.39

Loomis Sayles Small Cap--Class A/1/.......... Actual          0.98%     $1,000.00     $1,093.30       $5.16
                                              Hypothetical    0.98%     $1,000.00     $1,020.15       $4.98

Loomis Sayles Small Cap--Class B/1/.......... Actual          1.23%     $1,000.00     $1,092.60       $6.47
                                              Hypothetical    1.23%     $1,000.00     $1,018.88       $6.24

Loomis Sayles Small Cap--Class E/1/.......... Actual          1.13%     $1,000.00     $1,092.40       $5.94
                                              Hypothetical    1.13%     $1,000.00     $1,019.39       $5.74

Met/Putnam Voyager--Class A/2/............... Actual          1.00%     $1,000.00     $1,034.90       $5.12
                                              Hypothetical    1.00%     $1,000.00     $1,020.05       $5.08

Met/Putnam Voyager--Class B/2/............... Actual          1.25%     $1,000.00     $1,032.90       $6.39
                                              Hypothetical    1.25%     $1,000.00     $1,018.78       $6.34

Met/Putnam Voyager--Class E/2/............... Actual          1.15%     $1,000.00     $1,032.90       $5.88
                                              Hypothetical    1.15%     $1,000.00     $1,019.29       $5.84

                                    MSF-69

METROPOLITAN SERIES FUND, INC.

                                                                                                           EXPENSES PAID
                                                                                                           DURING PERIOD*
                                                                                 BEGINNING      ENDING      JULY 1, 2004
                                                                    ANNUALIZED ACCOUNT VALUE ACCOUNT VALUE       TO
                                                                     EXPENSE      JULY 1,    DECEMBER 31,   DECEMBER 31,
PORTFOLIO                                                             RATIO        2004          2004           2004
---------                                                           ---------- ------------- ------------- --------------
MetLife Mid Cap Stock Index--Class A.................. Actual          0.36%     $1,000.00     $1,121.00       $1.92
                                                       Hypothetical    0.36%     $1,000.00     $1,023.31       $1.83

MetLife Mid Cap Stock Index--Class B.................. Actual          0.61%     $1,000.00     $1,118.30       $3.25
                                                       Hypothetical    0.61%     $1,000.00     $1,022.03       $3.10

MetLife Mid Cap Stock Index--Class E.................. Actual          0.51%     $1,000.00     $1,119.80       $2.72
                                                       Hypothetical    0.51%     $1,000.00     $1,022.54       $2.59

MetLife Stock Index--Class A.......................... Actual          0.30%     $1,000.00     $1,090.60       $1.58
                                                       Hypothetical    0.30%     $1,000.00     $1,023.61       $1.53

MetLife Stock Index--Class B.......................... Actual          0.55%     $1,000.00     $1,089.10       $2.89
                                                       Hypothetical    0.55%     $1,000.00     $1,022.34       $2.80

MetLife Stock Index--Class E.......................... Actual          0.45%     $1,000.00     $1,090.00       $2.36
                                                       Hypothetical    0.45%     $1,000.00     $1,022.85       $2.29

MFS Investors Trust--Class A.......................... Actual          0.95%     $1,000.00     $1,089.20       $4.99
                                                       Hypothetical    0.95%     $1,000.00     $1,020.30       $4.82

MFS Investors Trust--Class B.......................... Actual          1.20%     $1,000.00     $1,088.20       $6.30
                                                       Hypothetical    1.20%     $1,000.00     $1,019.03       $6.09

MFS Investors Trust--Class E.......................... Actual          1.10%     $1,000.00     $1,088.10       $5.77
                                                       Hypothetical    1.10%     $1,000.00     $1,019.54       $5.58

MFS Total Return--Class A............................. Actual          0.61%     $1,000.00     $1,084.60       $3.20
                                                       Hypothetical    0.61%     $1,000.00     $1,022.03       $3.10

MFS Total Return--Class B............................. Actual          0.86%     $1,000.00     $1,083.30       $4.50
                                                       Hypothetical    0.86%     $1,000.00     $1,020.76       $4.37

MFS Total Return--Class E............................. Actual          0.76%     $1,000.00     $1,083.80       $3.98
                                                       Hypothetical    0.76%     $1,000.00     $1,021.27       $3.86

Morgan Stanley EAFE Index--Class A.................... Actual          0.56%     $1,000.00     $1,172.20       $3.06
                                                       Hypothetical    0.56%     $1,000.00     $1,022.29       $2.85

Morgan Stanley EAFE Index--Class B.................... Actual          0.81%     $1,000.00     $1,170.20       $4.42
                                                       Hypothetical    0.81%     $1,000.00     $1,021.02       $4.11

Morgan Stanley EAFE Index--Class E.................... Actual          0.71%     $1,000.00     $1,171.90       $3.88
                                                       Hypothetical    0.71%     $1,000.00     $1,021.53       $3.61

Neuberger Berman Partners Mid Cap Value--Class A...... Actual          0.76%     $1,000.00     $1,137.00       $4.08
                                                       Hypothetical    0.76%     $1,000.00     $1,021.27       $3.86

Neuberger Berman Partners Mid Cap Value--Class B...... Actual          1.01%     $1,000.00     $1,136.30       $5.42
                                                       Hypothetical    1.01%     $1,000.00     $1,020.00       $5.13

Neuberger Berman Partners Mid Cap Value--Class E...... Actual          0.91%     $1,000.00     $1,136.80       $4.89
                                                       Hypothetical    0.91%     $1,000.00     $1,020.51       $4.62

Russell 2000 Index--Class A........................... Actual          0.38%     $1,000.00     $1,151.20       $2.05
                                                       Hypothetical    0.38%     $1,000.00     $1,023.21       $1.93

Russell 2000 Index--Class B........................... Actual          0.63%     $1,000.00     $1,149.80       $3.40
                                                       Hypothetical    0.63%     $1,000.00     $1,021.93       $3.20

Russell 2000 Index--Class E........................... Actual          0.53%     $1,000.00     $1,150.00       $2.86
                                                       Hypothetical    0.53%     $1,000.00     $1,022.44       $2.69

Salomon Brothers Strategic Bond Opportunities--Class A Actual          0.77%     $1,000.00     $1,068.90       $4.00
                                                       Hypothetical    0.77%     $1,000.00     $1,021.22       $3.91

Salomon Brothers Strategic Bond Opportunities--Class B Actual          1.02%     $1,000.00     $1,067.40       $5.30
                                                       Hypothetical    1.02%     $1,000.00     $1,019.95       $5.18

                                    MSF-70

METROPOLITAN SERIES FUND, INC.

                                                                                                           EXPENSES PAID
                                                                                                           DURING PERIOD*
                                                                                 BEGINNING      ENDING      JULY 1, 2004
                                                                    ANNUALIZED ACCOUNT VALUE ACCOUNT VALUE       TO
                                                                     EXPENSE      JULY 1,    DECEMBER 31,   DECEMBER 31,
PORTFOLIO                                                             RATIO        2004          2004           2004
---------                                                           ---------- ------------- ------------- --------------
Salomon Brothers Strategic Bond Opportunities--Class E Actual          0.92%     $1,000.00     $1,068.20       $4.78
                                                       Hypothetical    0.92%     $1,000.00     $1,020.46       $4.67

Salomon Brothers U.S. Government--Class A............. Actual          0.63%     $1,000.00     $1,029.90       $3.21
                                                       Hypothetical    0.63%     $1,000.00     $1,021.93       $3.20

Salomon Brothers U.S. Government--Class B............. Actual          0.88%     $1,000.00     $1,029.10       $4.49
                                                       Hypothetical    0.88%     $1,000.00     $1,020.66       $4.47

Salomon Brothers U.S. Government--Class E............. Actual          0.78%     $1,000.00     $1,029.10       $3.98
                                                       Hypothetical    0.78%     $1,000.00     $1,021.17       $3.96

Scudder Global Equity--Class A........................ Actual          0.82%     $1,000.00     $1,155.30       $4.44
                                                       Hypothetical    0.82%     $1,000.00     $1,020.97       $4.17

Scudder Global Equity--Class B........................ Actual          1.07%     $1,000.00     $1,154.00       $5.79
                                                       Hypothetical    1.07%     $1,000.00     $1,019.69       $5.43

Scudder Global Equity--Class E........................ Actual          0.97%     $1,000.00     $1,154.00       $5.25
                                                       Hypothetical    0.97%     $1,000.00     $1,020.20       $4.93

T. Rowe Price Large Cap Growth--Class A............... Actual          0.73%     $1,000.00     $1,073.10       $3.80
                                                       Hypothetical    0.73%     $1,000.00     $1,021.42       $3.71

T. Rowe Price Large Cap Growth--Class B............... Actual          0.98%     $1,000.00     $1,071.60       $5.10
                                                       Hypothetical    0.98%     $1,000.00     $1,020.15       $4.98

T. Rowe Price Large Cap Growth--Class E............... Actual          0.88%     $1,000.00     $1,072.50       $4.58
                                                       Hypothetical    0.88%     $1,000.00     $1,020.66       $4.47

T. Rowe Price Small Cap Growth--Class A............... Actual          0.61%     $1,000.00     $1,045.20       $3.14
                                                       Hypothetical    0.61%     $1,000.00     $1,022.03       $3.10

T. Rowe Price Small Cap Growth--Class B............... Actual          0.86%     $1,000.00     $1,045.10       $4.42
                                                       Hypothetical    0.86%     $1,000.00     $1,020.76       $4.37

T. Rowe Price Small Cap Growth--Class E............... Actual          0.76%     $1,000.00     $1,045.70       $3.91
                                                       Hypothetical    0.76%     $1,000.00     $1,021.27       $3.86

Zenith Equity/3/...................................... Actual          0.74%     $1,000.00     $1,074.30       $3.86
                                                       Hypothetical    0.74%     $1,000.00     $1,021.37       $3.76

* Expenses paid are equal to each class's annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

/1/ Effective May 1, 2005 MetLife Advisers LLC (the "Adviser"), has agreed to waive a portion of the Management Fee payable to it, until further notice from the Adviser to the Portfolios, but in no event prior to April 30, 2006. If this fee waiver was in effect as of July 1, 2004 the shareholder expense example for the period ending December 31, 2004 would have been:

                                                                                     EXPENSES PAID
                                                                                     DURING PERIOD
                                                           BEGINNING      ENDING     JULY 1, 2004
                                              ANNUALIZED ACCOUNT VALUE ACCOUNT VALUE      TO
                                               EXPENSE      JULY 1,    DECEMBER 31,  DECEMBER 31,
                                                RATIO        2004          2004          2004
-                                             ---------- ------------- ------------- -------------
BlackRock Money Market--Class A. Actual          0.43%     $1,000.00     $1,016.30       $2.18
                                 Hypothetical    0.43%     $1,000.00     $1,022.95       $2.19

BlackRock Money Market--Class B. Actual          0.68%     $1,000.00     $1,015.00       $3.44
                                 Hypothetical    0.68%     $1,000.00     $1,021.68       $3.46

BlackRock Money Market--Class E. Actual          0.58%     $1,000.00     $1,015.50       $2.94
                                 Hypothetical    0.58%     $1,000.00     $1,022.19       $2.95

Loomis Sayles Small Cap--Class A Actual          0.93%     $1,000.00     $1,093.30       $4.89
                                 Hypothetical    0.93%     $1,000.00     $1,020.41       $4.72

Loomis Sayles Small Cap--Class B Actual          1.18%     $1,000.00     $1,092.60       $6.21
                                 Hypothetical    1.18%     $1,000.00     $1,019.13       $5.99

Loomis Sayles Small Cap--Class E Actual          1.08%     $1,000.00     $1,092.40       $5.68
                                 Hypothetical    1.08%     $1,000.00     $1,019.64       $5.48

/2/ The annualized expense ratio shown reflects an expense agreement between MetLife Advisers and the Portfolio as described under Expense Agreement in Note 3 to the Financial Statements.
/3/ The Annualized Expense Ratio reflects the expenses of both the Zenith Equity Portfolio and the underlying Portfolios in which it invests.

                                    MSF-71

METROPOLITAN SERIES FUND, INC.

 BLACKROCK MONEY MARKET PORTFOLIO (FORMERLY STATE STREET RESEARCH MONEY MARKET PORTFOLIO)

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004



        FACE                                 INTEREST MATURITY    VALUE
       AMOUNT    ISSUE                         RATE     DATE     (NOTE 1)
    ------------------------------------------------------------------------

                 COMMERCIAL PAPER--68.7%
                 AGRICULTURAL OPERATIONS--4.9%
    $ 27,500,000 Cargill, Inc. (144A).......  2.22%   01/03/05 $  27,496,608
                                                               -------------

                 ASSET BACKED--16.9%
       7,839,000 Delaware Funding Corp.
                  (144A)....................  2.20%   01/03/05     7,838,042
      10,926,000 Edison Asset Security
                  (144A)....................  1.96%   01/03/05    10,924,816
      10,000,000 FCAR Owner Trust...........  1.97%   01/04/05     9,998,367
       6,000,000 CXC, Inc...................  1.98%   01/05/05     5,998,687
       5,500,000 Ciesco, L.P. (144A)........  2.01%   01/06/05     5,498,472
       7,965,000 CXC, Inc...................  2.32%   01/07/05     7,961,920
      10,600,000 Delaware Funding Corp.
                  (144A)....................  2.29%   01/14/05    10,591,273
      11,000,000 Kittyhawk Funding Corp.....  2.34%   01/20/05    10,986,415
      10,700,000 New Center Asset Trust.....  2.26%   01/28/05    10,681,944
       6,200,000 Windmill Funding Corp.
                  (144A)....................  2.21%   02/02/05     6,187,875
       6,300,000 FCAR Owner Trust...........  2.01%   03/02/05     6,279,105
       1,777,487 John Deere Owner Trust.....  1.14%   05/13/05     1,777,487
                                                               -------------
                                                                  94,724,403
                                                               -------------

                 BUILDING & CONSTRUCTION--3.9%
       5,600,000 Sheffield Receivables Corp.
                  (144A)....................  2.24%   01/04/05     5,598,959
       5,600,000 Sheffield Receivables Corp.
                  (144A)....................  2.06%   01/07/05     5,598,087
      10,600,000 Sheffield Receivables Corp.
                  (144A)....................  2.22%   01/11/05    10,593,493
                                                               -------------
                                                                  21,790,539
                                                               -------------

                 FINANCE & BANKING--13.1%
      12,000,000 UBS Finance, Inc...........  2.39%   01/04/05    11,997,610
      13,300,000 International Lease Finance
                  Corp. (d).................  3.30%   01/13/05    13,305,424
      10,500,000 General Electric Capital
                  Corp. (d).................  2.15%   01/24/05    10,504,541
      11,000,000 UBS Finance, Inc...........  1.98%   01/25/05    10,985,553
      11,500,000 Credit Suisse First
                  Boston (d)................  2.53%   03/21/05    11,503,378
       5,300,000 Toyota Motor Credit Co.....  2.58%   05/31/05     5,243,688
      10,500,000 Bank of America Corp.......  2.65%   06/13/05    10,375,916
                                                               -------------
                                                                  73,916,110
                                                               -------------

                 FINANCIAL SERVICES--8.8%
      11,000,000 Household Finance Corp.....  1.95%   01/26/05    10,985,180
      17,000,000 Citigroup, Inc. (b)........  2.38%   02/22/05    17,004,296
       5,300,000 General Electric Capital
                  Corp......................  2.36%   03/02/05     5,279,242
      10,700,000 Clipper Receivables Corp.
                  (144A)....................  2.36%   03/03/05    10,657,393
       5,300,000 General Electric Capital
                  Corp......................  2.44%   04/05/05     5,266,510
                                                               -------------
                                                                  49,192,621
                                                               -------------

         FACE                               INTEREST MATURITY    VALUE
        AMOUNT    ISSUE                       RATE     DATE     (NOTE 1)
     ----------------------------------------------------------------------

                  FOREIGN GOVERNMENT--2.0%
     $  6,000,000 Government of Quebec
                   (144A)..................  1.48%   01/11/05 $   5,997,567
        5,300,000 Government of Quebec
                   (144A)..................  2.40%   03/28/05     5,269,866
                                                              -------------
                                                                 11,267,433
                                                              -------------

                  GAS & OIL--4.5%
       25,000,000 BP Amoco Capital, Plc....  2.10%   01/03/05    24,997,083
                                                              -------------

                  INVESTMENT BROKERAGE--5.6%
       10,000,000 Morgan Stanley...........  2.34%   01/10/05     9,994,150
        5,500,000 The Goldman Sachs Group,
                   Inc. (d)................  2.10%   01/18/05     5,500,000
       16,000,000 Morgan Stanley...........  2.25%   01/18/05    15,983,076
                                                              -------------
                                                                 31,477,226
                                                              -------------

                  MEDIA--2.3%
       12,600,000 Gannett Co., Inc.........  4.95%   04/01/05    12,686,581
                                                              -------------

                  TELECOMMUNICATIONS--6.7%
       10,000,000 BellSouth Corp...........  2.01%   01/05/05     9,997,778
       10,500,000 SBC Communications, Inc..  2.26%   01/10/05    10,494,094
       17,000,000 BellSouth Corp...........  2.00%   01/18/05    16,984,024
                                                              -------------
                                                                 37,475,896
                                                              -------------
                  Total Commercial Paper
                   (Cost $385,024,500)..............            385,024,500
                                                              -------------

                  FEDERAL AGENCIES--7.4%
        5,500,000 Federal Home Loan Bank...  1.27%   03/15/05     5,499,945
        5,000,000 Federal Home Loan Bank...  1.40%   03/29/05     5,000,000
        5,000,000 Federal Home Loan Bank...  1.40%   04/01/05     4,999,650
        5,500,000 Federal Home Loan Bank...  1.35%   04/15/05     5,500,000
        6,500,000 Federal National Mortgage
                   Association.............  1.40%   05/03/05     6,500,000
        7,000,000 Federal National Mortgage
                   Association.............  1.55%   05/04/05     7,000,000
        7,000,000 Federal National Mortgage
                   Association.............  1.60%   05/13/05     7,000,000
                                                              -------------
                  Total Federal Agencies
                   (Cost $41,499,595)...............             41,499,595
                                                              -------------

                  MEDIUM TERM NOTES--18.9%
        7,500,000 American Express Credit
                   Corp. (d)...............  2.47%   01/11/05     7,504,958
       17,500,000 American Express Credit
                   Corp. (d)...............  2.51%   01/18/05    17,507,236
        7,000,000 Caterpillar Financial
                   Services (d)............  2.38%   01/25/05     7,006,608
        2,350,000 Fleet National Bank......  8.63%   02/15/05     2,367,058
        7,000,000 Federal National Mortgage
                   Association.............  1.38%   02/18/05     7,000,000
        7,000,000 Wal-Mart Stores, Inc. (d)  2.30%   02/22/05     7,000,308
       17,000,000 J.P. Morgan Chase &
                   Co. (d).................  2.61%   02/24/05    17,007,076

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-72

METROPOLITAN SERIES FUND, INC.

 BLACKROCK MONEY MARKET PORTFOLIO (FORMERLY STATE STREET RESEARCH MONEY MARKET PORTFOLIO)

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004



        FACE                                 INTEREST MATURITY    VALUE
       AMOUNT    ISSUE                         RATE     DATE     (NOTE 1)
    ------------------------------------------------------------------------

                 MEDIUM TERM NOTES--(CONTINUED)
    $ 14,000,000 Bear Stearns Cos., Inc. (d)  2.61%   02/25/05 $  14,004,900
       7,900,000 John Hancock Global
                  Funding (144A) (d)........  2.74%   03/07/05     7,916,162
       4,200,000 Wells Fargo & Co. (d)......  2.49%   03/17/05     4,199,966
       2,305,000 Heller Financial, Inc......  8.00%   06/15/05     2,360,209
       9,500,000 Washington Mutual, Inc.....  8.25%   06/15/05     9,733,426
       2,200,000 Bank One Corp..............  7.63%   08/01/05     2,261,278
                                                               -------------
                 Total Medium Term Notes
                  (Cost $105,869,185)................            105,869,185
                                                               -------------

        FACE                                INTEREST MATURITY    VALUE
       AMOUNT    ISSUE                        RATE     DATE     (NOTE 1)
    -----------------------------------------------------------------------

                 YANKEE CERTIFICATE OF DEPOSIT--4.6%
    $ 10,000,000 Canadian Imperial Holding,
                  Inc......................  2.09%   03/29/05 $   9,949,975
      15,744,000 Canadian Imperial Holding,
                  Inc......................  2.56%   05/02/05    15,609,590
                                                              -------------
                 Total Yankee Certificate of Deposit
                  (Cost $25,559,565)................             25,559,565
                                                              -------------
                 Total Investments--99.6%
                  (Cost $557,952,845) (a)...........            557,952,845
                 Other assets less liabilities--0.4%              2,149,272
                                                              -------------
                 TOTAL NET ASSETS--100.0%...........          $ 560,102,117
                                                              =============

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-73

METROPOLITAN SERIES FUND, INC.

 BLACKROCK MONEY MARKET PORTFOLIO (FORMERLY STATE STREET RESEARCH MONEY MARKET PORTFOLIO)


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2004

        ASSETS
          Investments at value..................            $557,952,845
          Cash..................................                 136,638
          Receivable for:
           Fund shares sold.....................               2,556,209
           Accrued interest.....................                 936,459
                                                            ------------
            Total Assets........................             561,582,151
        LIABILITIES
          Payable for:
           Fund shares redeemed................. $1,131,063
          Accrued expenses :
           Management fees......................    161,049
           Service and distribution fees........     17,512
           Deferred directors fees..............    128,945
           Other expenses.......................     41,465
                                                 ----------
            Total Liabilities...................               1,480,034
                                                            ------------
        NET ASSETS..............................            $560,102,117
                                                            ============
          Net assets consist of :
           Capital paid in......................            $560,102,117
                                                            ------------
        NET ASSETS..............................            $560,102,117
                                                            ============
        Computation of offering price :
        CLASS A
        Net asset value and redemption price per
         share ($469,673,793 divided by
         4,696,767 shares outstanding)..........            $     100.00
                                                            ============
        CLASS B
        Net asset value and redemption price per
         share ($78,809,000 divided by 788,090
         shares outstanding)....................            $     100.00
                                                            ============
        CLASS E
        Net asset value and redemption price per
         share ($11,619,324 divided by
         116,193 shares outstanding)............            $     100.00
                                                            ============
        Identified cost of investments..........            $557,952,845
                                                            ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2004

        INVESTMENT INCOME
          Interest...............................            $7,990,403
                                                             ----------
        EXPENSES
          Management fees........................ $2,014,603
          Service and distribution fees--Class B.    184,695
          Service and distribution fees--Class E.     13,334
          Directors' fees and expenses...........     30,582
          Custodian..............................    128,942
          Audit and tax services.................     21,371
          Legal..................................     16,680
          Printing...............................    164,052
          Insurance..............................     17,540
          Miscellaneous..........................     14,749
                                                  ----------
          Total expenses.........................             2,606,548
                                                             ----------
        NET INVESTMENT INCOME....................             5,383,855
                                                             ----------
        NET INCREASE (DECREASE) IN NET ASSETS
         FROM OPERATIONS.........................            $5,383,855
                                                             ==========

                See accompanying notes to financial statements.

                                    MSF-74

METROPOLITAN SERIES FUND, INC.

 BLACKROCK MONEY MARKET PORTFOLIO (FORMERLY STATE STREET RESEARCH MONEY MARKET PORTFOLIO)

STATEMENT OF CHANGES IN NET ASSETS


                                                                       YEAR ENDED    YEAR ENDED
                                                                      DECEMBER 31,  DECEMBER 31,
                                                                          2004          2003
                                                                     -------------  ------------
FROM OPERATIONS
  Net investment income............................................. $   5,383,855  $  4,940,051
  Net realized gain (loss)..........................................             0           (28)
                                                                     -------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................     5,383,855     4,940,023
                                                                     -------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................    (4,758,832)   (4,536,341)
    Class B.........................................................      (546,831)     (391,196)
    Class E.........................................................       (78,192)      (12,514)
                                                                     -------------  ------------
  TOTAL DISTRIBUTIONS...............................................    (5,383,855)   (4,940,051)
                                                                     -------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.  (132,257,191)  302,947,860
                                                                     -------------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................  (132,257,191)  302,947,832

NET ASSETS
  Beginning of the Period...........................................   692,359,308   389,411,476
                                                                     -------------  ------------
  End of the Period................................................. $ 560,102,117  $692,359,308
                                                                     =============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                       YEAR ENDED                  YEAR ENDED
                                                                   DECEMBER 31, 2004           DECEMBER 31, 2003
                                                               -------------------------  ---------------------------
                                                                 SHARES          $           SHARES           $
                                                               ----------  -------------  ------------  -------------
CLASS A
  Sales.......................................................  7,617,875  $ 761,784,717     6,858,570  $ 685,856,952
  Shares issued through acquisition...........................          0              0     4,418,122    441,812,202
  Reinvestments...............................................     47,589      4,758,832        45,363      4,536,341
  Redemptions................................................. (9,072,882)  (907,288,288) (853,539,381)  (853,938,071)
                                                               ----------  -------------  ------------  -------------
  Net increase (decrease)..................................... (1,407,418) $(140,744,739)    2,782,674  $ 278,267,424
                                                               ==========  =============  ============  =============
CLASS B
  Sales.......................................................    831,966  $  83,196,625       919,752  $  91,975,233
  Reinvestments...............................................      5,468        546,831         3,912        391,196
  Redemptions.................................................   (800,176)   (80,017,602)     (745,436)   (74,543,623)
                                                               ----------  -------------  ------------  -------------
  Net increase (decrease).....................................     37,258  $   3,725,854       178,228  $  17,822,806
                                                               ==========  =============  ============  =============
CLASS E
  Sales.......................................................    283,220  $  28,321,972       149,355  $  14,935,505
  Reinvestments...............................................        782         78,192           125          12514
  Redemptions.................................................   (236,385)   (23,638,470)      (80,904)    (8,090,389)
                                                               ----------  -------------  ------------  -------------
  Net increase (decrease).....................................     47,617  $   4,761,694        68,576  $   6,857,630
                                                               ==========  =============  ============  =============
  Increase (decrease) derived from capital share transactions. (1,322,543) $(132,257,191)    3,029,478  $ 302,947,860
                                                               ==========  =============  ============  =============

                See accompanying notes to financial statements.

                                    MSF-75

METROPOLITAN SERIES FUND, INC.

 BLACKROCK MONEY MARKET PORTFOLIO (FORMERLY STATE STREET RESEARCH MONEY MARKET PORTFOLIO)

FINANCIAL HIGHLIGHTS


                                                                              CLASS A
                                                         ------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                                         ------------------------------------------------
                                                           2004      2003      2002      2001      2000
                                                         --------  --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD.................... $ 100.00  $ 100.00  $ 100.00  $ 100.00  $ 100.00
                                                         --------  --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income.................................     0.98      0.80      1.41      3.88      6.05
                                                         --------  --------  --------  --------  --------
  Total from investment operations......................     0.98      0.80      1.41      3.88      6.05
                                                         --------  --------  --------  --------  --------
LESS DISTRIBUTIONS
  Distributions from net investment income..............    (0.98)    (0.80)    (1.41)    (3.88)    (6.05)
                                                         --------  --------  --------  --------  --------
  Total distributions...................................    (0.98)    (0.80)    (1.41)    (3.88)    (6.05)
                                                         --------  --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD.......................... $ 100.00  $ 100.00  $ 100.00  $ 100.00  $ 100.00
                                                         ========  ========  ========  ========  ========
TOTAL RETURN (%)........................................      1.0       0.8       1.4       4.0       6.2
Ratio of operating expenses to average net assets (%)...     0.42      0.40      0.43      0.42      0.41
Ratio of net investment income to average net assets (%)     0.97      0.78      1.40      3.80      6.04
Net assets, end of Period (000)......................... $469,674  $610,419  $332,151  $277,381  $242,346

                                                                          CLASS B                             CLASS E
                                                         -------------------------------------     --------------------------
                                                                                    MAY 1, 2001(A)              APRIL 23, 2003(A)
                                                          YEAR ENDED DECEMBER 31,      THROUGH      YEAR ENDED       THROUGH
                                                         -------------------------   DECEMBER 31,  DECEMBER 31,   DECEMBER 31,
                                                           2004     2003     2002        2001          2004           2003
                                                         -------  -------  -------  -------------- ------------ -----------------
NET ASSET VALUE, BEGINNING OF PERIOD.................... $100.00  $100.00  $100.00     $100.00       $100.00         $100.00
                                                         -------  -------  -------     -------       -------         -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income.................................    0.73     0.55     1.16        1.95          0.83            0.42
                                                         -------  -------  -------     -------       -------         -------
  Total from investment operations......................    0.73     0.55     1.16        1.95          0.83            0.42
                                                         -------  -------  -------     -------       -------         -------
LESS DISTRIBUTIONS
  Distributions from net investment income..............   (0.73)   (0.55)   (1.16)      (1.95)        (0.83)          (0.42)
                                                         -------  -------  -------     -------       -------         -------
  Total distributions...................................   (0.73)   (0.55)   (1.16)      (1.95)        (0.83)          (0.42)
                                                         -------  -------  -------     -------       -------         -------
NET ASSET VALUE, END OF PERIOD.......................... $100.00  $100.00  $100.00     $100.00       $100.00         $100.00
                                                         =======  =======  =======     =======       =======         =======
TOTAL RETURN (%)........................................     0.7      0.6      1.2         2.0 (b)       0.8             0.4 (b)
Ratio of operating expenses to average net assets (%)...    0.67     0.65     0.68        0.67 (c)      0.57            0.55 (c)
Ratio of net investment income to average net assets (%)    0.74     0.65     1.15        1.65 (c)      0.88            0.58 (c)
Net assets, end of Period (000)......................... $78,809  $75,083  $57,260     $15,407       $11,619         $ 6,858

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.

                See accompanying notes to financial statements.

                                    MSF-76

METROPOLITAN SERIES FUND, INC.

 LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

BONDS & NOTES--98.2% OF TOTAL NET ASSETS


      FACE                                                            VALUE
     AMOUNT                                                          (NOTE 1)
  ------------------------------------------------------------------------------

                  AEROSPACE & DEFENSE--0.3%
  $    700,000    Lockheed Martin Corp. 8.200%, 12/01/09 (c)...... $     826,338
       900,000    Lockheed Martin Corp. 7.375%, 04/15/13..........     1,055,678
       233,000    Raytheon Co. 6.750%, 08/15/07...................       250,151
       460,000    The Boeing Co. 7.250%, 06/15/25.................       550,133
       200,000    United Technologies Corp. 7.500%, 9/15/29.......       254,464
                                                                   -------------
                                                                       2,936,764
                                                                   -------------

                  AIRLINES--0.1%
       750,000    Southwest Airlines Co. 6.500%, 03/01/12.........       821,809
                                                                   -------------

                  ALUMINUM--0.2%
       300,000    Alcoa, Inc. 6.500%, 06/01/11....................       335,794
       400,000    Alcoa, Inc. 6.000%, 01/15/12....................       437,405
     1,000,000    Alcoa, Inc. 5.375%, 01/15/13 (c)................     1,051,690
                                                                   -------------
                                                                       1,824,889
                                                                   -------------

                  ASSET BACKED--1.3%
     1,500,000    BMW Vehicle Owner Trust
                   3.320%, 02/25/09...............................     1,493,495
       190,000    California Infrastructure-Pacific Gas & Electric
                   Co. 6.480%, 12/26/09...........................       202,301
     3,000,000    Capital One Master Trust
                   4.900%, 3/15/10................................     3,096,757
       365,066    CenterPoint Energy Transition Bond Co., L.L.C.
                   3.840%, 09/15/07...............................       366,448
       500,000    CenterPoint Energy Transition Bond Co., L.L.C.
                   5.160%, 09/15/11...............................       520,504
       500,000    Centex Home Equity Loan Trust
                   3.750%, 12/25/31...............................       496,485
       244,354    Chase Funding Mortgage Loan
                   6.550%, 3/25/13................................       251,111
     2,000,000    Chase Funding Mortgage Loan
                   4.585%, 5/25/15................................     1,995,659
       500,000    Chase Funding Mortgage Loan
                   3.303%, 11/25/29...............................       492,540
       475,626    Chase Manhattan Auto Owner Trust
                   1.520%, 05/15/07 (d)...........................       472,134
       125,000    Chemical Credit Card Master Trust I
                   5.980%, 09/15/08...............................       127,792
       190,000    Citibank Credit Card Issuance Trust
                   7.450%, 09/15/07...............................       195,715
       600,000    Citibank Credit Card Master Trust I
                   6.100%, 05/15/08...............................       622,956
        32,531    DaimlerChrysler Auto Trust
                   3.850%, 4/6/06.................................        32,531
       435,000    Detroit Edison Co. 6.190%, 03/01/13.............       476,408
        14,359    PP&L Transition Bond, L.L.C.
                   6.830%, 3/25/07................................        14,505
       200,000    Standard Credit Card Master Trust I
                   7.250%, 04/07/08...............................       209,988
       626,580    WFS Financial Owner Trust
                   5.180%, 3/20/09................................       631,922
                                                                   -------------
                                                                      11,699,251
                                                                   -------------

        FACE                                                     VALUE
       AMOUNT                                                   (NOTE 1)
    -----------------------------------------------------------------------

                 AUTOMOBILES--0.7%
    $  2,600,000 DaimlerChrylser North America Holdings Corp.
                  7.750%, 01/18/11........................... $   2,998,086
         600,000 DaimlerChrysler North America Holdings Corp.
                  6.400%, 05/15/06 (c).......................       624,236
         350,000 DaimlerChrysler North America Holdings Corp.
                  8.000%, 06/15/10 (c).......................       404,871
         400,000 Ford Motor Co. 7.250%, 10/01/08 (c).........       428,730
         250,000 Ford Motor Co. 6.500%, 08/01/18 (c).........       247,360
         500,000 Ford Motor Co. 6.375%, 02/01/29.............       449,680
       1,632,000 General Motors Corp. 6.750%, 05/01/28 (c)...     1,510,452
                                                              -------------
                                                                  6,663,415
                                                              -------------

                 BANKS--1.3%
         230,000 ABN-AMRO Bank NV (New York Branch)
                  7.750%, 05/15/23...........................       285,502
         500,000 ABN-AMRO Bank NV (New York Branch)
                  7.125%, 10/15/93...........................       575,121
         500,000 Bank of America Corp. 5.250%, 02/01/07......       517,693
         150,000 Bank of America Corp. 7.800%, 02/15/10......       174,676
       1,000,000 Bank of America Corp. 4.750%, 08/15/13 (c)..     1,002,177
       1,000,000 Bank of America Corp. 5.125%, 11/15/14 (c)..     1,019,879
       1,500,000 Bank One Corp. 7.600%, 05/01/07.............     1,635,732
         500,000 Bank One Illinois NA 5.500%, 03/26/07.......       521,379
         800,000 Bank One Texas NA 6.250%, 02/15/08..........       856,974
         500,000 Fleet National Bank 5.750%, 01/15/09 (c)....       533,146
       1,000,000 MBNA America Bank National
                  7.125%, 11/15/2012.........................     1,139,030
         500,000 SunTrust Bank (Atlanta) 7.250%, 09/15/06....       531,690
         300,000 Wells Fargo & Co. 5.900%, 05/21/06..........       310,950
         500,000 Wells Fargo & Co. 5.125%, 02/15/07..........       517,257
         500,000 Wells Fargo & Co. 5.125%, 09/01/12 (c)......       517,150
       2,000,000 Wells Fargo & Co. 5.000%, 11/15/14..........     2,022,798
                                                              -------------
                                                                 12,161,154
                                                              -------------

                 BUILDING & CONSTRUCTION--0.1%
         250,000 Caterpillar, Inc. 7.250%, 09/15/09..........       283,744
         500,000 Centex Corp. 7.500%, 01/15/12 (c)...........       576,650
                                                              -------------
                                                                    860,394
                                                              -------------

                 CHEMICALS--0.4%
       2,000,000 Chevron Phillips Chemical Co., L.L.C.
                  5.375%, 06/15/07...........................     2,074,432
         300,000 E. I. du Pont de Nemours
                  6.875%, 10/15/09...........................       336,631
         500,000 Praxair, Inc. 6.625%, 10/15/07..............       538,064
         300,000 Rohm & Haas Co. 7.400%, 07/15/09............       341,184
                                                              -------------
                                                                  3,290,311
                                                              -------------

                 COLLATERALIZED MORTGAGE OBLIGATIONS--3.0%
         800,000 Bear Stearns Commercial Mortgage Securities,
                  Inc. 7.080%, 07/15/31......................       891,017
         200,000 Bear Stearns Commercial Mortgage Securities,
                  Inc. 7.780%, 02/15/32......................       230,082
       1,000,000 Bear Stearns Commercial Mortgage Securities,
                  Inc. 8.133%, 02/15/32 (d)..................     1,166,318

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-77

METROPOLITAN SERIES FUND, INC.

 LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

BONDS & NOTES--(CONTINUED)


        FACE                                                     VALUE
       AMOUNT                                                   (NOTE 1)
    -----------------------------------------------------------------------

                 COLLATERALIZED MORTGAGE OBLIGATIONS--(CONTINUED)
    $    500,000 Bear Stearns Commercial Mortgage Securities,
                  Inc. 5.610%, 11/15/33...................... $     533,253
         500,000 Bear Stearns Commercial Mortgage Securities,
                  Inc. 6.480%, 02/15/35......................       554,152
         250,000 Chase Commercial Mortgage Securities Corp.
                  6.390%, 11/18/30...........................       269,981
       1,000,000 Citigroup Comercial Mortgage Trust
                  5.464%, 04/15/40 (d).......................     1,045,388
       1,000,000 Credit Suisse First Boston Mortgage
                  5.416%, 05/15/36...........................     1,044,732
         500,000 First Union Commercial Mortgage Trust
                  6.070%, 10/15/35...........................       533,997
         450,000 First Union Lehman Brothers Commercial
                  Mortgage Trust 6.560%, 11/18/35............       483,302
       1,000,000 Greenwich Capital Commercial Funding Corp.
                  5.317%, 06/10/36 (d).......................     1,039,315
       1,000,000 JPMorgan Chase Commercial Mortgage
                  Securities Corp. 6.044%, 11/15/35..........     1,064,582
       1,375,077 JPMorgan Chase Commercial Mortgage
                  Securities Corp. 4.275%, 01/12/37..........     1,379,383
       4,718,388 JPMorgan Chase Commercial Mortgage
                  Securities Corp. 3.972%, 03/12/39..........     4,683,143
       1,650,000 LB-UBS Commercial Mortgage Trust
                  4.254%, 07/15/27...........................     1,638,150
       2,000,000 LB-UBS Commercial Mortgage Trust
                  6.653%, 11/15/27...........................     2,239,378
         500,000 LB-UBS Commercial Mortgage Trust
                  6.462%, 03/15/31...........................       557,671
         250,000 Lehman Brothers Commercial Conduit Mortgage
                  Trust 6.210%, 10/15/35.....................       267,938
         934,623 Morgan Stanley Capital I, Inc.
                  6.550%, 03/15/30...........................       991,522
       1,000,000 Morgan Stanley Capital I, Inc.
                  6.540%, 07/15/30...........................     1,072,727
         700,000 Morgan Stanley Dean Witter Capital I Trust
                  7.200%, 10/15/33...........................       792,937
         500,000 Morgan Stanley Dean Witter Capital I Trust
                  4.800%, 09/15/37...........................       511,007
       1,000,000 Salomon Brothers Commercial Mortgage Trust
                  6.428%, 12/18/35...........................     1,103,141
         500,000 Salomon Brothers Commercial Mortgage Trust
                  5.045%, 03/18/36...........................       507,688
         400,000 Structured Asset Securities Corp.
                  6.950%, 10/12/34...........................       425,819
       1,000,000 Trizechahn Office Properties Trust (144A)
                  6.211%, 03/15/13...........................     1,069,989
       1,445,000 Wachovia Bank Commercial Mortgage Trust
                  6.287%, 04/15/34...........................     1,594,288
                                                              -------------
                                                                 27,690,900
                                                              -------------

                 COMPUTERS & BUSINESS EQUIPMENT--0.2%
       1,000,000 International Business Machines Corp.
                  7.500%, 06/15/13...........................     1,200,588
         425,000 International Business Machines Corp.
                  8.375%, 11/01/19...........................       558,646
                                                              -------------
                                                                  1,759,234
                                                              -------------

         FACE                                                   VALUE
        AMOUNT                                                 (NOTE 1)
     ---------------------------------------------------------------------

                  CONGLOMERATES--0.1%
     $    930,000 General Electric Co. 5.000%, 02/01/13..... $     954,320
          300,000 Honeywell International, Inc.
                   7.500%, 03/01/10.........................       345,590
                                                             -------------
                                                                 1,299,910
                                                             -------------

                  COSMETICS & PERSONAL CARE--0.1%
          850,000 Procter & Gamble Co. 6.875%, 09/15/09.....       957,795
          200,000 Procter & Gamble Co. 6.450%, 01/15/26.....       227,980
                                                             -------------
                                                                 1,185,775
                                                             -------------

                  DRUGS & HEATH CARE--0.5%
          300,000 Abbott Laboratories 5.625%, 07/01/06......       310,530
          400,000 Anthem, Inc. 6.800%, 08/01/12.............       447,950
          500,000 Bristol-Myers Squibb Co.
                   4.750%, 10/01/06.........................       511,344
          250,000 Johnson & Johnson 6.950%, 09/01/29........       304,601
          300,000 Merck & Co., Inc. 5.950%, 12/01/28........       310,299
        3,000,000 Wyeth 5.500%, 02/01/14....................     3,088,817
                                                             -------------
                                                                 4,973,541
                                                             -------------

                  ELECTRICAL UTILITIES--1.7%
          150,000 Consolidated Edison Co. of New York, Inc.
                   6.450%, 12/01/07.........................       161,373
        1,000,000 Consolidated Edison Co. of New York, Inc.
                   7.500%, 09/01/10.........................     1,157,177
        1,445,000 Dominion Resources, Inc.
                   7.625%, 7/15/05..........................     1,479,307
        3,925,000 Duke Capital Corp. 7.500%, 10/01/09 (c)...     4,456,731
          500,000 Duke Energy Co. 6.250%, 01/15/12..........       544,784
          300,000 Exelon Generation Co., L.L.C.
                   6.950%, 06/15/11.........................       337,767
        1,081,000 K N Energy, Inc. 6.650%, 03/01/05.........     1,087,862
          226,829 Niagara Mohawk Power Corp.
                   7.625%, 10/01/05.........................       234,272
          950,000 Oncor Electric Delivery Co.
                   7.000%, 05/01/32.........................     1,094,409
        2,600,000 Progress Energy, Inc. 7.100%, 03/01/11 (c)     2,923,032
          500,000 PSE&G Power, L.L.C. 7.750%, 04/15/11......       583,089
        1,000,000 PSE&G Power, L.L.C. 8.625%, 04/15/31......     1,332,520
          400,000 Virginia Electric & Power Co.
                   5.375%, 02/01/07.........................       414,253
                                                             -------------
                                                                15,806,576
                                                             -------------

                  ENVIRONMENTAL CONTROL--0.2%
        1,265,000 USA Waste Services, Inc.
                   7.000%, 07/15/28.........................     1,427,649
                                                             -------------

                  FEDERAL AGENCIES--45.1%
        5,000,000 Federal Home Loan Bank 6.500%, 11/15/05...     5,151,205
        2,500,000 Federal Home Loan Bank 4.125%, 11/15/06...     2,537,070
        1,500,000 Federal Home Loan Bank 4.250%, 11/13/09...     1,515,096
        1,000,000 Federal Home Loan Bank 3.875%, 02/12/10...       993,402
        1,500,000 Federal Home Loan Bank
                   3.875%, 06/14/13 (c).....................     1,445,607

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-78

METROPOLITAN SERIES FUND, INC.

 LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

BONDS & NOTES--(CONTINUED)


              FACE                                         VALUE
             AMOUNT                                       (NOTE 1)
          -----------------------------------------------------------

                       FEDERAL AGENCIES--(CONTINUED)
          $  3,000,000 Federal Home Loan Mortgage Corp.
                        1.875%, 2/15/06................ $   2,961,709
             3,000,000 Federal Home Loan Mortgage Corp.
                        2.375%, 02/15/07 (c)...........     2,943,056
             6,500,000 Federal Home Loan Mortgage Corp.
                        3.500%, 09/15/07 (c)...........     6,514,565
             8,630,000 Federal Home Loan Mortgage Corp.
                        4.250%, 7/15/09................     8,780,335
             2,875,000 Federal Home Loan Mortgage Corp.
                        7.000%, 3/15/10................     3,281,168
                81,868 Federal Home Loan Mortgage Corp.
                        7.000%, 6/1/11.................        86,830
                99,049 Federal Home Loan Mortgage Corp.
                        7.000%, 12/1/15................       105,046
               189,657 Federal Home Loan Mortgage Corp.
                        7.500%, 3/1/16.................       201,172
               191,131 Federal Home Loan Mortgage Corp.
                        6.000%, 4/1/16.................       200,355
             2,123,057 Federal Home Loan Mortgage Corp.
                        6.000%, 5/1/17.................     2,225,888
             2,027,586 Federal Home Loan Mortgage Corp.
                        5.500%, 11/1/17................     2,095,097
            11,527,887 Federal Home Loan Mortgage Corp.
                        5.000%, 5/1/18.................    11,724,748
             4,143,210 Federal Home Loan Mortgage Corp.
                        4.500%, 9/1/18.................     4,142,437
             6,145,575 Federal Home Loan Mortgage Corp.
                        4.500%, 10/1/18................     6,139,683
             3,194,056 Federal Home Loan Mortgage Corp.
                        5.000%, 12/1/18................     3,248,601
             9,020,053 Federal Home Loan Mortgage Corp.
                        4.500%, 4/1/19.................     8,999,889
             2,688,873 Federal Home Loan Mortgage Corp.
                        4.000%, 6/1/19.................     2,630,697
             4,868,745 Federal Home Loan Mortgage Corp.
                        4.500%, 6/1/19.................     4,857,988
             4,831,505 Federal Home Loan Mortgage Corp.
                        5.000%, 6/1/19.................     4,912,837
             1,348,044 Federal Home Loan Mortgage Corp.
                        4.500%, 8/1/19.................     1,344,377
               124,867 Federal Home Loan Mortgage Corp.
                        7.500%, 8/1/24.................       134,618
                38,124 Federal Home Loan Mortgage Corp.
                        7.500%, 11/1/24................        41,101
                20,150 Federal Home Loan Mortgage Corp.
                        7.500%, 10/1/26................        21,654
                34,760 Federal Home Loan Mortgage Corp.
                        8.000%, 2/1/27.................        37,692
               115,349 Federal Home Loan Mortgage Corp.
                        7.500%, 10/1/27................       123,650
                19,957 Federal Home Loan Mortgage Corp.
                        7.000%, 12/1/27................        21,154
                66,800 Federal Home Loan Mortgage Corp.
                        8.000%, 10/1/28................        72,434
               180,282 Federal Home Loan Mortgage Corp.
                        6.000%, 11/1/28................       186,651

              FACE                                         VALUE
             AMOUNT                                       (NOTE 1)
          -----------------------------------------------------------

                       FEDERAL AGENCIES--(CONTINUED)
          $     52,794 Federal Home Loan Mortgage Corp.
                        7.000%, 11/1/28................ $      55,916
               118,558 Federal Home Loan Mortgage Corp.
                        6.000%, 12/1/28................       122,746
               255,864 Federal Home Loan Mortgage Corp.
                        6.000%, 2/1/29.................       264,590
               114,082 Federal Home Loan Mortgage Corp.
                        6.000%, 4/1/29.................       117,973
                43,877 Federal Home Loan Mortgage Corp.
                        7.000%, 4/1/29.................        46,470
             1,979,647 Federal Home Loan Mortgage Corp.
                        5.500%, 5/1/29.................     2,018,593
                47,751 Federal Home Loan Mortgage Corp.
                        6.000%, 5/1/29.................        49,380
                25,422 Federal Home Loan Mortgage Corp.
                        7.000%, 5/1/29.................        26,924
                54,256 Federal Home Loan Mortgage Corp.
                        7.000%, 6/1/29.................        57,462
               270,446 Federal Home Loan Mortgage Corp.
                        7.000%, 7/1/29.................       286,423
                39,765 Federal Home Loan Mortgage Corp.
                        6.500%, 10/1/29................        41,721
               174,344 Federal Home Loan Mortgage Corp.
                        7.500%, 10/1/29................       186,639
                84,098 Federal Home Loan Mortgage Corp.
                        6.500%, 2/1/30.................        88,235
               121,103 Federal Home Loan Mortgage Corp.
                        7.500%, 5/1/30.................       129,570
               564,046 Federal Home Loan Mortgage Corp.
                        7.000%, 1/1/31.................       596,599
               965,000 Federal Home Loan Mortgage Corp.
                        6.750%, 3/15/31................     1,172,427
                62,207 Federal Home Loan Mortgage Corp.
                        6.000%, 6/1/31.................        64,251
                20,372 Federal Home Loan Mortgage Corp.
                        6.000%, 7/1/31.................        21,041
               470,037 Federal Home Loan Mortgage Corp.
                        6.000%, 8/1/31.................       485,483
               197,816 Federal Home Loan Mortgage Corp.
                        6.500%, 8/1/31.................       207,336
               856,203 Federal Home Loan Mortgage Corp.
                        6.000%, 9/1/31.................       884,340
               103,135 Federal Home Loan Mortgage Corp.
                        6.500%, 10/1/31................       108,098
               433,434 Federal Home Loan Mortgage Corp.
                        6.500%, 11/1/31................       454,292
               139,938 Federal Home Loan Mortgage Corp.
                        7.000%, 12/1/31................       148,014
             4,468,209 Federal Home Loan Mortgage Corp.
                        6.500%, 3/1/32.................     4,683,537
             2,259,504 Federal Home Loan Mortgage Corp.
                        6.000%, 4/1/32.................     2,333,827
             4,065,657 Federal Home Loan Mortgage Corp.
                        6.500%, 4/1/32.................     4,261,586
             1,000,000 Federal Home Loan Mortgage Corp.
                        6.250%, 07/15/32 (c)...........     1,147,508

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-79

METROPOLITAN SERIES FUND, INC.

 LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

BONDS & NOTES--(CONTINUED)


            FACE                                              VALUE
           AMOUNT                                            (NOTE 1)
        ----------------------------------------------------------------

                     FEDERAL AGENCIES--(CONTINUED)
        $    610,902 Federal Home Loan Mortgage Corp.
                      6.000%, 11/1/32..................... $     630,997
           5,745,526 Federal Home Loan Mortgage Corp.
                      5.000%, 10/1/33.....................     5,717,621
           3,621,082 Federal Home Loan Mortgage Corp.
                      5.000%, 3/1/34......................     3,598,341
           5,783,944 Federal Home Loan Mortgage Corp.
                      5.500%, 6/1/34......................     5,883,019
           3,236,279 Federal Home Loan Mortgage Corp.
                      6.000%, 6/1/34......................     3,343,332
           5,000,000 Federal National Mortgage Association
                      2.500%, 06/15/06....................     4,954,236
           5,500,000 Federal National Mortgage Association
                      4.750%, 01/02/07....................     5,639,516
          21,165,000 Federal National Mortgage Association
                      2.375%, 02/15/07 (c)................    20,754,776
           1,490,000 Federal National Mortgage Association
                      3.250%, 11/15/07 (c)................     1,480,946
           3,025,000 Federal National Mortgage Association
                      3.250%, 08/15/08....................     2,982,150
           6,000,000 Federal National Mortgage Association
                      3.250%, 02/15/09....................     5,880,222
           3,400,000 Federal National Mortgage Association
                      6.625%, 11/15/10....................     3,840,602
             950,000 Federal National Mortgage Association
                      5.500%, 03/15/11....................     1,018,345
              88,218 Federal National Mortgage Association
                      7.000%, 04/01/12....................        93,520
           5,200,000 Federal National Mortgage Association
                      4.375%, 09/15/12....................     5,200,307
              38,642 Federal National Mortgage Association
                      6.500%, 01/01/13....................        40,934
               3,888 Federal National Mortgage Association
                      6.500%, 04/01/13....................         4,119
             174,121 Federal National Mortgage Association
                      6.500%, 06/01/13....................       184,450
               4,044 Federal National Mortgage Association
                      6.500%, 07/01/13....................         4,283
           1,316,951 Federal National Mortgage Association
                      6.000%, 10/01/13....................     1,382,504
              85,984 Federal National Mortgage Association
                      7.000%, 02/01/14....................        91,151
             259,279 Federal National Mortgage Association
                      6.000%, 03/01/14....................       272,038
           7,350,000 Federal National Mortgage Association
                      4.125%, 04/15/14 (c)................     7,117,510
              41,538 Federal National Mortgage Association
                      6.000%, 06/01/14....................        43,582
              86,524 Federal National Mortgage Association
                      6.500%, 06/01/14....................        91,662
             188,584 Federal National Mortgage Association
                      6.000%, 07/01/14....................       197,865
              60,553 Federal National Mortgage Association
                      6.000%, 09/01/14....................        63,533
              75,279 Federal National Mortgage Association
                      7.500%, 08/01/15....................        79,938

            FACE                                              VALUE
           AMOUNT                                            (NOTE 1)
        ----------------------------------------------------------------

                     FEDERAL AGENCIES--(CONTINUED)
        $  7,365,391 Federal National Mortgage Association
                      6.500%, 04/01/17.................... $   7,802,036
           2,226,764 Federal National Mortgage Association
                      6.000%, 09/01/17....................     2,333,596
           2,510,477 Federal National Mortgage Association
                      5.500%, 11/01/17....................     2,595,822
           1,023,014 Federal National Mortgage Association
                      5.500%, 02/01/18....................     1,057,912
           7,196,856 Federal National Mortgage Association
                      4.500%, 07/01/18....................     7,196,978
           2,560,513 Federal National Mortgage Association
                      5.000%, 01/01/19....................     2,603,944
           2,893,704 Federal National Mortgage Association
                      4.000%, 04/01/19....................     2,826,628
           1,943,300 Federal National Mortgage Association
                      4.500%, 05/01/19....................     1,938,334
             230,794 Federal National Mortgage Association
                      7.000%, 10/01/21....................       245,909
           2,349,381 Federal National Mortgage Association
                      5.500%, 07/01/23....................     2,403,333
           1,256,141 Federal National Mortgage Association
                      5.500%, 01/01/24....................     1,285,101
           3,606,122 Federal National Mortgage Association
                      5.000%, 02/01/24....................     3,625,785
           3,813,529 Federal National Mortgage Association
                      5.500%, 07/01/24....................     3,900,121
              49,778 Federal National Mortgage Association
                      7.500%, 09/01/25....................        53,353
               4,369 Federal National Mortgage Association
                      7.000%, 06/01/26....................         4,646
              60,095 Federal National Mortgage Association
                      7.500%, 06/01/26....................        64,356
               2,626 Federal National Mortgage Association
                      8.000%, 10/01/26....................         2,842
               8,649 Federal National Mortgage Association
                      7.500%, 09/01/27....................         9,248
               2,707 Federal National Mortgage Association
                      7.500%, 11/01/27....................         2,895
                 427 Federal National Mortgage Association
                      7.500%, 12/01/27....................           456
              28,349 Federal National Mortgage Association
                      7.500%, 03/01/28....................        30,274
             924,502 Federal National Mortgage Association
                      6.500%, 05/01/28....................       969,960
             136,666 Federal National Mortgage Association
                      7.000%, 06/01/28....................       144,818
             127,037 Federal National Mortgage Association
                      6.000%, 08/01/28....................       131,616
               1,322 Federal National Mortgage Association
                      7.500%, 08/01/28....................         1,411
              25,632 Federal National Mortgage Association
                      6.000%, 11/01/28....................        26,556
              21,603 Federal National Mortgage Association
                      6.000%, 12/01/28....................        22,381
           2,003,682 Federal National Mortgage Association
                      6.500%, 12/01/28....................     2,102,204

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-80

METROPOLITAN SERIES FUND, INC.

 LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

BONDS & NOTES--(CONTINUED)


            FACE                                              VALUE
           AMOUNT                                            (NOTE 1)
        ----------------------------------------------------------------

                     FEDERAL AGENCIES--(CONTINUED)
        $     69,798 Federal National Mortgage Association
                      6.500%, 03/01/29.................... $      73,198
             434,728 Federal National Mortgage Association
                      6.500%, 04/01/29....................       455,907
              41,136 Federal National Mortgage Association
                      6.500%, 05/01/29....................        43,140
             142,435 Federal National Mortgage Association
                      7.500%, 07/01/29....................       152,300
              13,458 Federal National Mortgage Association
                      6.500%, 08/01/29....................        14,114
             208,788 Federal National Mortgage Association
                      7.000%, 09/01/29....................       221,216
             143,200 Federal National Mortgage Association
                      7.000%, 10/01/29....................       151,723
              55,693 Federal National Mortgage Association
                      7.500%, 10/01/29....................        59,455
               2,371 Federal National Mortgage Association
                      8.000%, 11/01/29....................         2,559
               7,716 Federal National Mortgage Association
                      7.000%, 12/01/29....................         8,175
             488,648 Federal National Mortgage Association
                      6.500%, 05/01/30....................       512,453
              52,570 Federal National Mortgage Association
                      8.000%, 05/01/30....................        56,718
           2,675,000 Federal National Mortgage Association
                      7.250%, 05/15/30 (c)................     3,417,800
              32,714 Federal National Mortgage Association
                      7.500%, 07/01/30....................        34,915
              57,297 Federal National Mortgage Association
                      8.000%, 11/01/30....................        61,818
              47,688 Federal National Mortgage Association
                      8.000%, 01/01/31....................        51,451
              85,274 Federal National Mortgage Association
                      8.000%, 02/01/31....................        92,003
             366,917 Federal National Mortgage Association
                      6.000%, 06/01/31....................       379,211
             291,131 Federal National Mortgage Association
                      6.500%, 09/01/31....................       304,949
           1,591,048 Federal National Mortgage Association
                      7.000%, 01/01/32....................     1,683,539
              85,620 Federal National Mortgage Association
                      6.500%, 02/01/32....................        90,326
             241,022 Federal National Mortgage Association
                      7.000%, 04/01/32....................       254,980
             765,769 Federal National Mortgage Association
                      6.500%, 06/01/32....................       802,177
           1,082,490 Federal National Mortgage Association
                      7.000%, 06/01/32....................     1,145,178
           2,220,842 Federal National Mortgage Association
                      6.000%, 09/01/32....................     2,295,292
           1,522,842 Federal National Mortgage Association
                      5.500%, 10/01/32....................     1,548,879
             919,022 Federal National Mortgage Association
                      6.000%, 01/01/33....................       949,830
           3,655,027 Federal National Mortgage Association
                      5.500%, 02/01/33....................     3,714,808

            FACE                                                 VALUE
           AMOUNT                                               (NOTE 1)
        -------------------------------------------------------------------

                        FEDERAL AGENCIES--(CONTINUED)
        $  1,628,430    Federal National Mortgage Association
                         6.000%, 02/01/33.................... $   1,682,911
           6,783,591    Federal National Mortgage Association
                         5.500%, 03/01/33....................     6,894,542
           3,408,623    Federal National Mortgage Association
                         6.000%, 03/01/33....................     3,522,662
           3,519,770    Federal National Mortgage Association
                         6.000%, 04/01/33....................     3,637,528
          12,627,215    Federal National Mortgage Association
                         5.500%, 05/01/33....................    12,833,744
           4,947,220    Federal National Mortgage Association
                         6.000%, 05/01/33....................     5,112,735
           3,176,895    Federal National Mortgage Association
                         5.000%, 07/01/33....................     3,162,663
           1,905,599    Federal National Mortgage Association
                         4.500%, 08/01/33....................     1,845,015
           4,565,756    Federal National Mortgage Association
                         5.000%, 08/01/33....................     4,545,303
           8,269,610    Federal National Mortgage Association
                         5.500%, 08/01/33....................     8,404,866
           3,746,826    Federal National Mortgage Association
                         5.000%, 09/01/33....................     3,724,847
           2,284,661    Federal National Mortgage Association
                         6.500%, 09/01/33....................     2,392,036
           3,699,497    Federal National Mortgage Association
                         4.500%, 10/01/33....................     3,582,170
          12,814,413    Federal National Mortgage Association
                         5.000%, 10/01/33....................    12,758,675
           1,629,307    Federal National Mortgage Association
                         5.500%, 10/01/33....................     1,655,508
           2,129,783    Federal National Mortgage Association
                         6.500%, 10/01/33....................     2,229,879
          11,808,771    Federal National Mortgage Association
                         5.500%, 12/01/33....................    12,001,913
           5,956,680    Federal National Mortgage Association
                         5.500%, 02/01/34....................     6,050,834
           3,546,447    Federal National Mortgage Association
                         5.500%, 03/01/34....................     3,602,503
           2,948,021    Federal National Mortgage Association
                         4.500%, 04/01/34....................     2,853,132
          10,452,702    Federal National Mortgage Association
                         5.000%, 04/01/34....................    10,383,190
           2,271,254    Federal National Mortgage Association
                         5.500%, 04/01/34....................     2,307,154
           3,004,370    Federal National Mortgage Association
                         5.000%, 05/01/34....................     2,982,383
           4,368,257    Federal National Mortgage Association
                         6.000%, 05/01/34....................     4,518,910
           3,726,817    Federal National Mortgage Association
                         5.500%, 06/01/34....................     3,785,724
           6,991,100    Federal National Mortgage Association
                         5.000%, 09/01/34....................     6,944,522
           8,000,000    Federal National Mortgage Association
                         5.500%, 12/01/34....................     8,126,452
             300,000    Federal National Mortgage Association
                         6.210%, 08/06/38....................       343,117

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-81

METROPOLITAN SERIES FUND, INC.

 LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

BONDS & NOTES--(CONTINUED)


          FACE                                                 VALUE
         AMOUNT                                               (NOTE 1)
      -------------------------------------------------------------------

                   FEDERAL AGENCIES--(CONTINUED)
      $  3,000,000 Federal National Mortgage Association
                    5.500%, TBA............................ $   3,045,000
         8,870,000 Federal National Mortgage Association
                    6.000%, TBA............................     9,169,362
             7,023 Government National Mortgage Association
                    8.000%, 09/15/16.......................         7,652
            19,415 Government National Mortgage Association
                    6.500%, 05/15/23.......................        20,541
            98,915 Government National Mortgage Association
                    9.000%, 11/15/24.......................       111,042
            21,812 Government National Mortgage Association
                    8.000%, 08/15/26.......................        23,688
            28,906 Government National Mortgage Association
                    8.000%, 09/15/26.......................        31,393
           357,791 Government National Mortgage Association
                    6.500%, 02/15/27.......................       377,375
               503 Government National Mortgage Association
                    7.000%, 04/15/27.......................           534
            17,385 Government National Mortgage Association
                    8.000%, 05/15/27.......................        18,772
            69,178 Government National Mortgage Association
                    7.000%, 01/15/28.......................        73,443
            36,824 Government National Mortgage Association
                    7.500%, 02/20/28.......................        39,408
            44,274 Government National Mortgage Association
                    7.000%, 04/15/28.......................        47,003
            69,215 Government National Mortgage Association
                    7.000%, 05/15/28.......................        73,482
            65,241 Government National Mortgage Association
                    7.000%, 06/15/28.......................        69,263
            92,834 Government National Mortgage Association
                    6.500%, 07/15/28.......................        97,755
           123,707 Government National Mortgage Association
                    6.500%, 08/15/28.......................       130,264
            60,804 Government National Mortgage Association
                    7.000%, 10/15/28.......................        64,552
            98,095 Government National Mortgage Association
                    6.500%, 11/15/28.......................       103,295
            22,023 Government National Mortgage Association
                    6.500%, 12/15/28.......................        23,191
            76,636 Government National Mortgage Association
                    6.000%, 01/15/29.......................        79,529
            40,371 Government National Mortgage Association
                    7.000%, 06/15/29.......................        42,854
            86,456 Government National Mortgage Association
                    8.000%, 06/15/29.......................        93,309
            51,412 Government National Mortgage Association
                    6.500%, 07/15/29.......................        54,083
            59,963 Government National Mortgage Association
                    7.500%, 08/15/29.......................        64,293
            67,487 Government National Mortgage Association
                    7.000%, 09/15/29.......................        71,639
            48,170 Government National Mortgage Association
                    7.500%, 04/15/30.......................        51,643
             9,408 Government National Mortgage Association
                    7.000%, 01/15/31.......................         9,982

         FACE                                                      VALUE
        AMOUNT                                                    (NOTE 1)
     ------------------------------------------------------------------------

                     FEDERAL AGENCIES--(CONTINUED)
     $     81,444    Government National Mortgage Association
                      7.000%, 03/15/31......................... $      86,421
          359,972    Government National Mortgage Association
                      6.500%, 06/20/31.........................       377,612
          751,987    Government National Mortgage Association
                      7.000%, 08/15/31.........................       797,939
          597,445    Government National Mortgage Association
                      7.000%, 02/15/32.........................       633,712
          766,604    Government National Mortgage Association
                      6.500%, 07/15/32.........................       806,026
          434,863    Government National Mortgage Association
                      7.000%, 07/15/32.........................       461,260
        2,910,209    Government National Mortgage Association
                      6.000%, 01/15/33.........................     3,018,035
        1,000,000    Tennessee Valley Authority
                      6.000%, 3/15/13..........................     1,110,651
                                                                -------------
                                                                  415,461,842
                                                                -------------

                     FINANCE & BANKING--4.8%
        2,750,000    Allstate Corp. 6.125%, 02/15/12...........     3,007,161
          150,000    Allstate Corp. 6.900%, 05/15/38 (c).......       174,084
        1,000,000    American General Finance Corp.
                      5.375%, 10/1/12..........................     1,034,268
          600,000    Associates Corp. North America
                      6.250%, 11/1/08..........................       650,220
        1,700,000    Associates Corp. North America
                      6.950%, 11/1/18..........................     1,978,187
          500,000    AXA Financial, Inc. 7.750%, 08/01/10......       578,192
          300,000    Bank of America Corp. 7.400%, 01/15/11....       347,987
        3,575,000    Bank One Corporation 2.625%, 06/30/08.....     3,437,817
          300,000    Bell Atlantic Financial Services, Inc.
                      7.600%, 03/15/07 (c).....................       322,734
          750,000    BellSouth Capital Funding Corp.
                      7.750%, 2/15/10..........................       865,178
          173,000    Boeing Capital Corp. 5.650%, 05/15/06.....       178,451
          151,000    Chase Manhattan Corp. 7.125%, 02/01/07....       161,827
          350,000    Chubb Corp. 6.000%, 11/15/11..............       376,686
          400,000    CIT Group, Inc. 7.750%, 04/02/12..........       472,904
        2,000,000    Citigroup, Inc. 5.750%, 05/10/06..........     2,066,105
          500,000    Citigroup, Inc. 3.500%, 02/01/08..........       497,770
          750,000    Citigroup, Inc. 6.200%, 03/15/09..........       814,526
          250,000    Citigroup, Inc. 7.250%, 10/01/10..........       286,652
          500,000    Countrywide Funding Corp.
                      5.625%, 5/15/07..........................       521,493
          250,000    Equitable Cos., Inc. 6.500%, 04/01/08.....       269,031
          250,000    FleetBoston Financial Corp.
                      7.250%, 9/15/05..........................       257,259
          500,000    FleetBoston Financial Corp.
                      4.875%, 12/1/06..........................       513,189
        1,200,000    Ford Motor Credit Co. 6.500%, 01/25/07 (c)     1,246,343
        1,000,000    Ford Motor Credit Co. 7.750%, 02/15/07 (c)     1,062,443
        1,000,000    Ford Motor Credit Co. 7.375%, 10/28/09....     1,076,774
          300,000    Ford Motor Credit Co. 7.375%, 02/01/11 (c)       323,143
          400,000    General Electric Capital Corp.
                      5.375%, 3/15/07..........................       415,825

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-82

METROPOLITAN SERIES FUND, INC.

 LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

BONDS & NOTES--(CONTINUED)


        FACE                                                     VALUE
       AMOUNT                                                   (NOTE 1)
    -----------------------------------------------------------------------

                 FINANCE & BANKING--(CONTINUED)
    $  1,800,000 General Electric Capital Corp.
                  5.450%, 01/15/13 (c)....................... $   1,899,833
         200,000 General Electric Capital Corp.
                  6.750%, 03/15/32...........................       233,619
         100,000 General Electric Capital Corp.
                  7.500%, 08/21/35...........................       126,354
       1,000,000 General Motors Acceptance Corp.
                  7.500%, 07/15/05...........................     1,020,600
       1,000,000 General Motors Acceptance Corp.
                  6.750%, 01/15/06...........................     1,025,947
         600,000 General Motors Acceptance Corp.
                  6.125%, 02/01/07...........................       616,116
         250,000 General Motors Acceptance Corp.
                  5.850%, 01/14/09...........................       254,140
         600,000 General Motors Acceptance Corp.
                  7.750%, 01/19/10...........................       643,056
         300,000 General Motors Acceptance Corp.
                  7.250%, 03/02/11...........................       313,285
       1,500,000 Heller Financial, Inc. 6.375%, 03/15/06.....     1,556,886
         350,000 Heller Financial, Inc. 7.375%, 11/01/09.....       399,320
         350,000 Household Finance Corp. 8.000%, 05/09/05....       356,314
         500,000 Household Finance Corp. 5.750%, 01/30/07....       522,271
       2,500,000 Household Finance Corp.
                  4.750%, 05/15/09 (c).......................     2,563,565
         300,000 Household Finance Corp. 8.000%, 07/15/10....       352,775
         100,000 Household Finance Corp. 7.000%, 05/15/12....       114,129
         500,000 KFW International Finance, Inc.
                  4.750%, 01/24/07...........................       514,085
       1,000,000 KFW International Finance, Inc.
                  8.000%, 02/15/10...........................     1,186,733
       4,250,000 Lehman Brothers Holdings, Inc.
                  3.600%, 03/13/09 (c).......................     4,184,057
         250,000 Mellon Funding Corp. 6.400%, 05/14/11.......       276,644
       1,000,000 National Rural Utilities Cooperative Finance
                  Corp. 6.200%, 02/01/08.....................     1,070,455
         300,000 National Rural Utilities Cooperative Finance
                  Corp. 8.000%, 03/01/32.....................       390,921
         500,000 Southern Co. Capital Funding
                  5.300%, 02/01/07 (c).......................       516,156
          14,504 Vanderbilt Mortgage & Finance, Inc.
                  6.080%, 12/07/15...........................        14,620
         500,000 Wachovia Corp. 4.950%, 11/01/06.............       513,464
         500,000 Washington Mutual, Inc. 5.625%, 01/15/07 (c)       520,329
                                                              -------------
                                                                 44,121,923
                                                              -------------

                 FINANCIAL SERVICES--0.1%
       1,000,000 General Electric Capital Corp.
                  6.000%, 06/15/12...........................     1,090,243
                                                              -------------

                 FOOD & BEVERAGES--1.1%
         200,000 Archer-Daniels-Midland Co.
                  8.875%, 04/15/11 (c).......................       249,078
         400,000 Campbell Soup Co. 5.500%, 03/15/07..........       416,444
         300,000 Coca-Cola Enterprises, Inc.
                  6.950%, 11/15/26...........................       352,999
         500,000 ConAgra Foods, Inc. 6.000%, 09/15/06........       520,747

         FACE                                                    VALUE
        AMOUNT                                                  (NOTE 1)
     ----------------------------------------------------------------------

                  FOOD & BEVERAGES--(CONTINUED)
     $    300,000 Fred Meye, Inc. 7.450%, 03/01/08........... $     330,594
          400,000 General Mills, Inc. 5.125%, 02/15/07 (c)...       412,563
        2,000,000 General Mills, Inc. 6.000%, 02/15/12.......     2,169,777
        2,700,000 Kellogg Co. 6.600%, 04/01/11...............     3,024,605
          900,000 Kraft Foods, Inc. 6.250%, 06/01/12.........       985,977
          950,000 Kroger Co. 5.500%, 02/01/13 (c)............       994,192
          300,000 Pepsi Bottling Group, Inc. 7.000%, 03/01/29       360,869
          300,000 Unilever Capital Corp. 7.125%, 11/01/10....       345,300
                                                              -------------
                                                                 10,163,145
                                                              -------------

                  FOREST PRODUCTS & PAPER--0.2%
          250,000 International Paper Co. 6.875%, 04/15/29...       282,088
        1,000,000 MeadWestvaco Corp. 6.850%, 04/01/12 (c)....     1,130,825
          500,000 Weyerhaeuser Co. 7.375%, 03/15/32..........       591,180
                                                              -------------
                                                                  2,004,093
                                                              -------------

                  GAS & OIL--0.6%
          300,000 Atlantic Richfield Co. 5.900%, 04/15/09....       323,991
          300,000 Conoco, Inc. 6.950%, 04/15/29..............       353,145
        1,900,000 Devon Financing Corp. 6.875%, 09/30/11 (c).     2,151,855
          750,000 Kinder Morgan Energy Partners, L.P.
                   6.750%, 03/15/11..........................       835,347
          300,000 Occidental Petroleum Corp.
                   7.375%, 11/15/08..........................       335,315
          300,000 Phillips Petroleum Co. 6.375%, 03/30/09....       328,201
        1,000,000 Southern California Gas Co.
                   4.800%, 10/01/12..........................     1,015,631
          300,000 Transocean Sedco Forex, Inc.
                   7.500%, 04/15/31 (c)......................       363,435
                                                              -------------
                                                                  5,706,920
                                                              -------------

                  INDUSTRIAL MACHINERY--0.1%
          300,000 Deere & Co. 7.850%, 05/15/10...............       351,251
          850,000 Deere & Co. 6.950%, 04/25/14...............       993,001
                                                              -------------
                                                                  1,344,252
                                                              -------------

                  INSURANCE--0.2%
          250,000 American General Capital II
                   8.500%, 07/01/30..........................       334,129
          500,000 GE Global Insurance Holding Corp.
                   7.500%, 06/15/10..........................       566,776
          105,000 Hartford Financial Services Group, Inc.
                   6.375%, 11/01/08..........................       112,746
          780,000 Hartford Life, Inc. 7.650%, 06/15/27.......       954,755
                                                              -------------
                                                                  1,968,406
                                                              -------------

                  INVESTMENT BROKERAGE--1.3%
          500,000 Bear Stearns Co., Inc. 5.700%, 01/15/07 (c)       521,261
          250,000 Bear Stearns Co., Inc. 7.800%, 08/15/07....       275,553
          900,000 Bear Stearns Co., Inc. 5.700%, 11/15/14....       951,561
          300,000 Donaldson Lufkin & Jenrette
                   6.500%, 06/01/08..........................       325,239
          750,000 The Goldman Sachs Group, Inc.
                   6.650%, 05/15/09..........................       828,093

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-83

METROPOLITAN SERIES FUND, INC.

 LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

BONDS & NOTES--(CONTINUED)


         FACE                                                   VALUE
        AMOUNT                                                 (NOTE 1)
     ---------------------------------------------------------------------

                  INVESTMENT BROKERAGE--(CONTINUED)
     $  2,075,000 The Goldman Sachs Group, Inc.
                   6.125%, 02/15/33......................... $   2,155,657
          350,000 JPMorgan Chase & Co. 5.350%, 03/01/07.....       363,209
          500,000 JPMorgan Chase & Co.
                   5.250%, 05/30/07 (c).....................       519,212
          250,000 JPMorgan Chase & Co.
                   6.750%, 02/01/11 (c).....................       280,788
        2,000,000 Lehman Brothers Holdings, Inc.
                   7.750%, 01/15/05.........................     2,002,572
          250,000 Merrill Lynch & Co. 6.375%, 10/15/08......       271,055
          200,000 Merrill Lynch & Co. 6.500%, 07/15/18......       222,600
        1,150,000 Morgan Stanley 7.250%, 04/01/32...........     1,381,282
          340,000 Paine Webber Group, Inc.
                   6.550%, 04/15/08.........................       368,547
        1,000,000 The Goldman Sachs Group, Inc.
                   5.700%, 09/01/12 (c).....................     1,059,176
                                                             -------------
                                                                11,525,805
                                                             -------------

                  LEISURE--0.1%
          500,000 Carnival Corp. 6.150%, 04/15/08...........       535,542
                                                             -------------

                  MEDIA--1.6%
        4,650,000 AOL Time Warner, Inc. 6.150%, 05/01/07....     4,906,099
          300,000 AOL Time Warner, Inc. 7.625%, 04/15/31....       362,885
          500,000 Belo Corp. 8.000%, 11/01/08...............       563,241
        1,800,000 CBS, Inc. 7.150%, 05/20/05................     1,827,099
          600,000 Clear Channel Communications, Inc.
                   6.000%, 11/01/06.........................       623,780
          250,000 Comcast Cable Communications
                   8.375%, 05/01/07.........................       276,036
        1,445,000 Comcast Corp. 5.300%, 01/15/14 (c)........     1,485,895
          250,000 Cox Communications, Inc.
                   7.750%, 11/01/10.........................       286,739
        1,950,000 News America, Inc. 6.550%, 03/15/33.......     2,075,399
          250,000 The Walt Disney Co. 7.300%, 02/08/05......       251,067
        1,000,000 The Walt Disney Co. 6.750%, 03/30/06......     1,042,506
          200,000 The Walt Disney Co. 6.375%, 03/01/12 (c)..       222,504
          250,000 Time Warner Entertainment Co., L.P.
                   7.250%, 09/01/08.........................       277,281
          418,000 Time Warner, Inc. 9.125%, 01/15/13 (c)....       533,588
                                                             -------------
                                                                14,734,119
                                                             -------------

                  REAL ESTATE--0.3%
        1,000,000 EOP Operating, L.P. 8.375%, 03/15/06......     1,058,567
        1,500,000 EOP Operating, L.P. 5.875%, 01/15/13......     1,584,120
                                                             -------------
                                                                 2,642,687
                                                             -------------

                  RETAIL--0.5%
        1,000,000 Lowe's Cos., Inc. 6.875%, 02/15/28........     1,173,474
          750,000 Safeway, Inc. 6.150%, 03/01/06............       773,881
          500,000 Wal-Mart Stores, Inc. 6.875%, 08/10/09....       561,326
        2,075,000 Wal-Mart Stores, Inc. 4.550%, 05/01/13 (c)     2,093,774
                                                             -------------
                                                                 4,602,455
                                                             -------------

         FACE                                                    VALUE
        AMOUNT                                                  (NOTE 1)
     ----------------------------------------------------------------------

                  TELECOMMUNICATIONS--1.2%
     $    500,000 Alltel Corp. 6.800%, 05/01/29.............. $     555,245
          500,000 Alltel Corp. 7.875%, 07/01/32..............       628,285
          976,000 AT&T Broadband Corp. 8.375%, 03/15/13......     1,202,915
          500,000 AT&T Wireless Services, Inc.
                   8.125%, 05/01/12..........................       604,169
          300,000 AT&T Wireless Services, Inc.
                   8.750%, 03/01/31..........................       404,451
          250,000 BellSouth Capital Funding Corp.
                   7.875%, 02/15/30..........................       311,350
          100,000 Cingular Wireless, L.L.C. 7.125%, 12/15/31.       114,564
          850,000 Motorola, Inc. 7.625%, 11/15/10 (c)........       985,217
          300,000 SBC Communications, Inc.
                   5.750%, 05/02/06..........................       309,716
        2,400,000 SBC Communications, Inc.
                   5.875%, 02/01/12 (c)......................     2,586,363
          400,000 Sprint Capital Corp. 7.625%, 01/30/11......       464,487
        1,500,000 Sprint Capital Corp. 6.900%, 05/01/19......     1,674,799
          400,000 Verizon New England, Inc. 6.500%, 9/15/11..       439,322
          500,000 Verizon New York, Inc. 7.375%, 04/01/32 (c)       575,631
                                                              -------------
                                                                 10,856,514
                                                              -------------

                  TRANSPORTATION--0.3%
        1,000,000 Burlington Northern Santa Fe Corp.
                   5.900%, 07/01/12..........................     1,080,475
          300,000 CSX Corp. 7.450%, 05/01/07.................       324,396
          200,000 CSX Corp. 6.750%, 03/15/11 (c).............       223,661
          500,000 CSX Corp. 7.900%, 05/01/17 (c).............       618,190
          350,000 Norfolk Southern Corp. 6.200%, 04/15/09....       377,795
          300,000 Norfolk Southern Corp. 7.250%, 02/15/31....       360,191
                                                              -------------
                                                                  2,984,708
                                                              -------------

                  TRUCKING & FREIGHT FORWARDING--0.0%
          100,000 Fedex Corp. 6.875%, 02/15/06...............       103,572
                                                              -------------

                  U.S. TREASURY--24.8%
        4,000,000 United States Treasury Bonds
                   9.375%, 02/15/06 (c)......................     4,288,600
        1,375,000 United States Treasury Bonds
                   9.250%, 02/15/16 (c)......................     1,963,170
        1,910,000 United States Treasury Bonds
                   7.500%, 11/15/16 (c)......................     2,440,846
        1,000,000 United States Treasury Bonds
                   8.750%, 05/15/17 (c)......................     1,401,680
        1,270,000 United States Treasury Bonds
                   8.875%, 08/15/17 (c)......................     1,800,504
        1,600,000 United States Treasury Bonds
                   9.125%, 5/15/2018.........................     2,328,240
        8,785,000 United States Treasury Bonds
                   8.875%, 02/15/19 (c)......................    12,646,798
        1,895,000 United States Treasury Bonds
                   8.125%, 08/15/19 (c)......................     2,587,585
          315,000 United States Treasury Bonds
                   8.750%, 08/15/20 (c)......................       455,402

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-84

METROPOLITAN SERIES FUND, INC.

 LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

BONDS & NOTES--(CONTINUED)


                FACE                                        VALUE
               AMOUNT                                      (NOTE 1)
            ----------------------------------------------------------

                            U.S. TREASURY--(CONTINUED)
            $  2,650,000    United States Treasury Bonds
                             7.875%, 02/15/21 (c)....... $   3,581,290
               4,600,000    United States Treasury Bonds
                             8.125%, 08/15/21 (c).......     6,370,356
               1,475,000    United States Treasury Bonds
                             8.000%, 11/15/21 (c).......     2,025,234
               2,000,000    United States Treasury Bonds
                             7.625%, 11/15/22...........     2,673,140
               7,750,000    United States Treasury Bonds
                             6.250%, 08/15/23 (c).......     9,077,187
                 500,000    United States Treasury Bonds
                             6.750%, 08/15/26 (c).......       623,750
               1,000,000    United States Treasury Bonds
                             6.500%, 11/15/26 (c).......     1,215,040
               3,950,000    United States Treasury Bonds
                             6.125%, 11/15/27 (c).......     4,612,455
               2,420,000    United States Treasury Bonds
                             5.500%, 08/15/28 (c).......     2,618,996
               2,225,000    United States Treasury Bonds
                             5.375%, 02/15/31 (c).......     2,405,425
               3,000,000    United States Treasury Notes
                             1.625%, 02/28/06 (c).......     2,959,335
              13,250,000    United States Treasury Notes
                             2.000%, 05/15/06 (c).......    13,095,240
               6,000,000    United States Treasury Notes
                             2.375%, 08/15/06 (c).......     5,943,048
              16,000,000    United States Treasury Notes
                             2.500%, 10/31/06 (c).......    15,851,200
               7,700,000    United States Treasury Notes
                             2.625%, 11/15/06 (c).......     7,643,482
               6,650,000    United States Treasury Notes
                             6.250%, 02/15/07 (c).......     7,079,456
              16,680,000    United States Treasury Notes
                             3.125%, 05/15/07 (c).......    16,671,826
               3,400,000    United States Treasury Notes
                             3.250%, 08/15/07 (c).......     3,405,440
               1,500,000    United States Treasury Notes
                             5.500%, 02/15/08 (c).......     1,598,415
               5,580,000    United States Treasury Notes
                             5.625%, 05/15/08 (c).......     5,986,057
               3,000,000    United States Treasury Notes
                             3.250%, 08/15/08 (c).......     2,986,530
              15,820,000    United States Treasury Notes
                             3.375%, 11/15/08 (c).......    15,777,365
               4,000,000    United States Treasury Notes
                             3.875%, 05/15/09 (c).......     4,058,908
               4,420,000    United States Treasury Notes
                             3.625%, 07/15/09 (c).......     4,433,083
               7,800,000    United States Treasury Notes
                             6.000%, 08/15/09 (c).......     8,603,166
               5,000,000    United States Treasury Notes
                             3.375%, 10/15/09...........     4,950,000
               4,000,000    United States Treasury Notes
                             3.500%, 12/15/09 (c).......     3,980,640
               1,710,000    United States Treasury Notes
                             6.500%, 02/15/10 (c).......     1,936,079

           FACE                                                VALUE
          AMOUNT                                              (NOTE 1)
       ------------------------------------------------------------------

                    U.S. TREASURY--(CONTINUED)
       $  7,120,000 United States Treasury Notes
                     5.750%, 08/15/10 (c).................. $   7,838,956
          3,500,000 United States Treasury Notes
                     5.000%, 08/15/11 (c)..................     3,725,995
          4,500,000 United States Treasury Notes
                     4.875%, 02/15/12 (c)..................     4,755,060
          5,000,000 United States Treasury Notes
                     4.375%, 08/15/12 (c)..................     5,118,750
          7,250,000 United States Treasury Notes
                     4.000%, 11/15/12 (c)..................     7,237,820
          1,950,000 United States Treasury Notes
                     4.250%, 08/15/13 (c)..................     1,965,015
          1,600,000 United States Treasury Notes
                     4.250%, 11/15/13 (c)..................     1,609,952
          4,230,000 United States Treasury Notes
                     4.250%, 08/15/14 (c)..................     4,238,883
                                                            -------------
                                                              228,565,399
                                                            -------------

                    YANKEE--5.7%
          1,000,000 Abbey National, Plc.
                     6.690%, 10/17/05......................     1,024,930
            300,000 Apache Finance Canada Corp.
                     7.750%, 12/15/29......................       389,786
          4,650,000 Asian Development Bank
                     4.875%, 02/05/07......................     4,804,242
            500,000 BP Canada Finance Co.
                     3.375%, 10/31/07......................       497,207
          1,000,000 British Telecommunications, Plc.
                     8.875%, 12/15/30 (d)..................     1,335,693
            600,000 Burlington Resources Finance Co.
                     5.700%, 3/1/07........................       626,093
            500,000 Conoco Funding Co.
                     6.350%, 10/15/11......................       557,010
          1,000,000 Deutsche Telekom International Finance
                     8.750%, 06/15/30 (d)..................     1,320,458
          1,000,000 European Investment Bank
                     4.000%, 08/30/05 (c)..................     1,007,630
          1,500,000 Government of Canada
                     6.750%, 08/28/06......................     1,587,515
          2,200,000 HSBC Holdings, Plc.
                     7.500%, 07/15/09 (c)..................     2,506,166
          5,050,000 HSBC Holdings, Plc.
                     5.250%, 12/12/12 (c)..................     5,236,278
          1,350,000 Hydro-Quebec 7.500%, 04/01/16 (c)......     1,654,837
          1,000,000 Hydro-Quebec 8.400%, 01/15/22..........     1,362,178
            700,000 Intermediate American Development Bank
                     5.375%, 11/18/08......................       746,234
            400,000 Intermediate American Development Bank
                     8.875%, 06/01/09......................       481,672
            200,000 Intermediate American Development Bank
                     7.000%, 06/15/25......................       247,169
            500,000 Intermediate American Development Bank
                     6.800%, 10/15/25......................       597,278
          1,000,000 International Bank for Reconstruction &
                     Development 4.375%, 09/28/06..........     1,020,910

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-85

METROPOLITAN SERIES FUND, INC.

 LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

BONDS & NOTES--(CONTINUED)


         FACE                                                      VALUE
        AMOUNT                                                    (NOTE 1)
     ------------------------------------------------------------------------

                     YANKEE--(CONTINUED)
     $    535,000    International Bank for Reconstruction &
                      Development 8.875%, 03/01/26............. $     773,699
        2,000,000    Korea Development Bank 5.750%, 09/10/13...     2,119,308
          350,000    National Australia Bank, Ltd.
                      6.600%, 12/10/07.........................       377,093
          300,000    Norsk Hydro A/S 6.700%, 01/15/18..........       342,272
        1,350,000    Norsk Hydro A/S 6.800%, 01/15/28..........     1,561,050
        1,000,000    Petroleos Mexicanos 9.250%, 03/30/18......     1,237,500
          250,000    Province of Nova Scotia 9.250%, 03/01/20..       356,116
          300,000    Province of Ontario 5.500%, 10/01/08 (c)..       318,973
        2,000,000    Province of Ontario 5.125%, 07/17/12......     2,106,858
          350,000    Province of Quebec 7.500%, 07/15/23 (c)...       446,239
          500,000    Republic of Italy 5.250%, 04/05/06........       512,575
          300,000    Republic of Italy 6.000%, 05/29/08........       322,005
        3,650,000    Republic of Italy 5.625%, 06/15/12 (c)....     3,960,889
          200,000    Republic of Korea 8.875%, 04/15/08........       231,399
        1,000,000    Telefonica Europe BV 8.250%, 09/15/30.....     1,337,516
        1,275,000    Tyco International Group S.A.
                      6.875%, 1/15/29..........................     1,461,436
        3,100,000    United Mexican States 9.875%, 01/15/07 (c)     3,489,050
          500,000    United Mexican States 9.875%, 02/01/10 (c)       614,250
          250,000    United Mexican States 8.375%, 01/14/11 (c)       293,750
        2,200,000    United Mexican States 8.000%, 09/24/22....     2,535,500
        1,150,000    Vodafone Airtouch, Plc. 7.750%, 02/15/10..     1,336,473
                                                                -------------
                                                                   52,737,237
                                                                -------------
                     Total Bonds & Notes
                      (Identified Cost $888,152,918)...........   905,550,434
                                                                -------------

       SHORT TERM INVESTMENTS--2.4%
          FACE                                                VALUE
         AMOUNT                                              (NOTE 1)
       -----------------------------------------------------------------

                   DISCOUNT NOTES--2.4%
       $21,700,000 Federal Home Loan Bank 1.000%, 01/03/05 $ 21,698,794
                                                           ------------
                   Total Short Term Investments
                    (Identified Cost $21,698,794).........   21,698,794
                                                           ------------
                   Total Investments--100.6%
                    (Identified Cost $909,851,712) (a)....  927,249,228
                   Other assets less liabilities..........   (5,564,752)
                                                           ------------
                   TOTAL NET ASSETS--100%................. $921,684,476
                                                           ============

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-86

METROPOLITAN SERIES FUND, INC.

 LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2004

    ASSETS
      Investments at value.....................              $  927,249,228
      Cash.....................................                     479,625
      Collateral for securities loaned.........                 230,082,940
      Receivable for:
       Fund shares sold........................                  14,753,502
       Accrued interest........................                   9,174,775
                                                             --------------
        Total Assets...........................               1,181,740,070
    LIABILITIES
      Payable for:
       Fund shares redeemed.................... $    418,702
       Securities purchased....................   29,214,020
       Return of collateral for securities
        loaned.................................  230,082,940
      Accrued expenses:
       Management fees.........................      189,286
       Service and distribution fees...........       58,903
       Other expenses..........................       91,743
                                                ------------
        Total Liabilities......................                 260,055,594
                                                             --------------
    NET ASSETS.................................              $  921,684,476
                                                             ==============
      Net assets consist of:
       Capital paid in.........................              $  873,903,875
       Undistributed net investment income.....                  37,565,243
       Accumulated net realized gains
        (losses)...............................                  (7,182,158)
       Unrealized appreciation (depreciation)
        on investments.........................                  17,397,516
                                                             --------------
    NET ASSETS.................................              $  921,684,476
                                                             ==============
    Computation of offering price:
    CLASS A
    Net asset value and redemption price per
     share ($550,456,065 divided by
     49,957,081 shares outstanding)............              $        11.02
                                                             ==============
    CLASS B
    Net asset value and redemption price per
     share ($170,958,435 divided by
     15,727,820 shares outstanding)............              $        10.87
                                                             ==============
    CLASS E
    Net asset value and redemption price per
     share ($200,269,976 divided by
     18,254,944 shares outstanding)............              $        10.97
                                                             ==============
    Identified cost of investments.............              $  909,851,712
                                                             ==============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2004

      INVESTMENT INCOME
        Interest................................            $37,397,653(a)
                                                            -----------
      EXPENSES
        Management fees......................... $1,973,303
        Service and distribution fees--Class B..    253,524
        Service and distribution fees--Class E..    257,440
        Directors' fees and expenses............     23,099
        Custodian...............................    239,070
        Audit and tax services..................     21,371
        Legal...................................     18,591
        Printing................................    220,150
        Insurance...............................     18,009
        Miscellaneous...........................     18,658
                                                 ----------
        Total expenses..........................              3,043,215
                                                            -----------
      NET INVESTMENT INCOME.....................             34,354,438
                                                            -----------
      REALIZED AND UNREALIZED GAIN (LOSS)
      Realized gain (loss) on:
        Investments--net........................              1,267,742
      Unrealized appreciation (depreciation) on:
        Investments--net........................             (2,275,194)
                                                            -----------
      Net gain (loss)...........................             (1,007,452)
                                                            -----------
      NET INCREASE (DECREASE) IN NET ASSETS
       FROM OPERATIONS..........................            $33,346,986
                                                            ===========

(a)Includes income on securities loaned of $168,005.

                See accompanying notes to financial statements.

                                    MSF-87

METROPOLITAN SERIES FUND, INC.

 LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                                      YEAR ENDED    YEAR ENDED
                                                                     DECEMBER 31,  DECEMBER 31,
                                                                         2004          2003
                                                                     ------------  ------------
FROM OPERATIONS
  Net investment income............................................. $ 34,354,438  $ 26,110,538
  Net realized gain (loss)..........................................    1,267,742     4,447,265
  Unrealized appreciation (depreciation)............................   (2,275,194)     (945,644)
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................   33,346,986    29,612,159
                                                                     ------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................  (15,454,454)  (20,418,872)
    Class B.........................................................   (2,294,962)   (3,275,295)
    Class E.........................................................   (4,599,518)   (2,932,654)
                                                                     ------------  ------------
  TOTAL DISTRIBUTIONS...............................................  (22,348,934)  (26,626,821)
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.  220,370,418   262,257,815
                                                                     ------------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................  231,368,470   265,243,153

NET ASSETS
  Beginning of the period...........................................  690,316,006   425,072,853
                                                                     ------------  ------------
  End of the period................................................. $921,684,476  $690,316,006
                                                                     ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $ 37,565,243  $ 22,329,887
                                                                     ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                       YEAR ENDED                  YEAR ENDED
                                                                    DECEMBER 31, 2004           DECEMBER 31, 2003
                                                               --------------------------  --------------------------
                                                                  SHARES          $           SHARES          $
                                                               -----------  -------------  -----------  -------------
CLASS A
  Sales.......................................................  14,092,053  $ 152,087,155   11,316,473  $ 124,110,819
  Shares issued through acquisition...........................           0              0   14,667,272    147,250,466
  Reinvestments...............................................   1,451,122     15,454,454    1,911,879     20,418,872
  Redemptions................................................. (11,388,487)  (123,987,784) (13,151,256)  (142,857,083)
                                                               -----------  -------------  -----------  -------------
  Net increase (decrease).....................................   4,154,688  $  43,553,825   14,744,368  $ 148,923,074
                                                               ===========  =============  ===========  =============
CLASS B
  Sales.......................................................  11,166,953  $ 119,722,237    4,475,302  $  48,528,790
  Reinvestments...............................................     218,152      2,294,962      310,160      3,275,295
  Redemptions.................................................  (2,507,939)   (26,951,090)  (2,082,854)   (22,374,177)
                                                               -----------  -------------  -----------  -------------
  Net increase (decrease).....................................   8,877,166  $  95,066,109    2,702,608  $  29,429,908
                                                               ===========  =============  ===========  =============
CLASS E
  Sales.......................................................  10,365,630  $ 111,521,521    9,030,779  $  98,285,195
  Reinvestments...............................................     433,508      4,599,518      275,367      2,932,654
  Redemptions.................................................  (3,169,955)   (34,370,555)  (1,599,162)   (17,313,016)
                                                               -----------  -------------  -----------  -------------
  Net increase (decrease).....................................   7,629,183  $  81,750,484    7,706,984  $  83,904,833
                                                               ===========  =============  ===========  =============
  Increase (decrease) derived from capital share transactions.  20,661,037  $ 220,370,418   25,153,960  $ 262,257,815
                                                               ===========  =============  ===========  =============

                See accompanying notes to financial statements.

                                    MSF-88

METROPOLITAN SERIES FUND, INC.

 LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                                               CLASS A
                                                          ------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                          ------------------------------------------------
                                                            2004      2003      2002      2001      2000
                                                          --------  --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD..................... $  10.93  $  11.17  $  10.46  $   9.90  $   9.45
                                                          --------  --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income..................................     0.46      0.45      0.47      0.54      0.63
  Net realized and unrealized gain (loss) on investments.    (0.02)    (0.06)     0.57      0.19      0.45
                                                          --------  --------  --------  --------  --------
  Total from investment operations.......................     0.44      0.39      1.04      0.73      1.08
                                                          --------  --------  --------  --------  --------
LESS DISTRIBUTIONS
  Distributions from net investment income...............    (0.35)    (0.63)    (0.33)    (0.17)    (0.63)
                                                          --------  --------  --------  --------  --------
  Total distributions....................................    (0.35)    (0.63)    (0.33)    (0.17)    (0.63)
                                                          --------  --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD........................... $  11.02  $  10.93  $  11.17  $  10.46  $   9.90
                                                          ========  ========  ========  ========  ========
TOTAL RETURN (%).........................................      4.1       3.6      10.2       7.4      11.4
Ratio of operating expenses to average net assets (%)....     0.32      0.34      0.34      0.38      0.37
Ratio of net investment income to average net assets (%).     4.42      4.44      5.14      5.66      6.54
Portfolio turnover rate (%)..............................       27        46        48        18        15
Net assets, end of period (000).......................... $550,456  $500,629  $346,774  $254,357  $145,837

                                                                 CLASS B                                       CLASS E
                                              ------------------------------------------     ----------------------------
                                                                          JANUARY 2, 2001(A)
                                                YEAR ENDED DECEMBER 31,        THROUGH         YEAR ENDED DECEMBER 31,
                                              --------------------------     DECEMBER 31,    ---------------------------
                                                2004      2003     2002          2001          2004      2003      2002
                                              --------  -------  -------  ------------------ --------  --------  -------
NET ASSET VALUE, BEGINNING OF
 PERIOD...................................... $  10.79  $ 11.04  $ 10.37       $  9.93       $  10.89  $  11.14  $ 10.45
                                              --------  -------  -------       -------       --------  --------  -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income......................     0.36     0.40     0.38          0.38           0.44      0.52     0.45
  Net realized and unrealized gain (loss) on
   investments...............................     0.04    (0.04)    0.61          0.23          (0.02)    (0.15)    0.57
                                              --------  -------  -------       -------       --------  --------  -------
  Total from investment operations...........     0.40     0.36     0.99          0.61           0.42      0.37     1.02
                                              --------  -------  -------       -------       --------  --------  -------
LESS DISTRIBUTIONS
  Distributions from net investment income...    (0.32)   (0.61)   (0.32)        (0.17)         (0.34)    (0.62)   (0.33)
                                              --------  -------  -------       -------       --------  --------  -------
  Total distributions........................    (0.32)   (0.61)   (0.32)        (0.17)         (0.34)    (0.62)   (0.33)
                                              --------  -------  -------       -------       --------  --------  -------
NET ASSET VALUE, END OF PERIOD............... $  10.87  $ 10.79  $ 11.04       $ 10.37       $  10.97  $  10.89  $ 11.14
                                              ========  =======  =======       =======       ========  ========  =======
TOTAL RETURN (%).............................      3.8      3.4      9.9           6.1 (b)        3.9       3.5     10.1
Ratio of operating expenses to average net
 assets (%)..................................     0.57     0.59     0.59          0.63 (c)       0.47      0.49     0.49
Ratio of net investment income to average net
 assets (%)..................................     4.16     4.20     4.89          5.33 (c)       4.26      4.29     4.90
Portfolio turnover rate (%)..................       27       46       48            18             27        46       48
Net assets, end of period (000).............. $170,958  $73,938  $45,788       $16,276       $200,270  $115,749  $32,511

                                              ------------
                                              MAY 1, 2001(A)
                                                 THROUGH
                                               DECEMBER 31,
                                                   2001
                                              --------------
NET ASSET VALUE, BEGINNING OF
 PERIOD......................................     $ 9.97
                                                  ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income......................       0.02
  Net realized and unrealized gain (loss) on
   investments...............................       0.46
                                                  ------
  Total from investment operations...........       0.48
                                                  ------
LESS DISTRIBUTIONS
  Distributions from net investment income...       0.00
                                                  ------
  Total distributions........................       0.00
                                                  ------
NET ASSET VALUE, END OF PERIOD...............     $10.45
                                                  ======
TOTAL RETURN (%).............................        4.8(b)
Ratio of operating expenses to average net
 assets (%)..................................       0.53(c)
Ratio of net investment income to average net
 assets (%)..................................       5.74(c)
Portfolio turnover rate (%)..................         18
Net assets, end of period (000)..............     $   87

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.

                See accompanying notes to financial statements.

                                    MSF-89

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

BONDS & NOTES--93.2% OF TOTAL NET ASSETS


    FACE                                                             VALUE
   AMOUNT                                                           (NOTE 1)
 -----------------------------------------------------------------------------

             AEROSPACE & DEFENSE--0.3%
 $  200,000  Alliant Techsystems, Inc. 8.500%, 5/15/11...........  $  219,000
    225,000  DRS Technologies, Inc. (144A) 6.875%, 11/1/13.......     235,125
    225,000  L-3 Communications Holdings, Inc.
              7.625%, 06/15/12...................................     246,937
    175,000  Sequa Corp. 9.000%, 08/01/09........................     197,313
                                                                   ----------
                                                                      898,375
                                                                   ----------

             AIRLINES--0.1%
    100,000  Continental Airlines, Inc. 7.250%, 11/1/05..........      94,103
    154,872  Continental Airlines, Inc. 6.541%, 9/15/09..........     142,768
                                                                   ----------
                                                                      236,871
                                                                   ----------

             APPAREL & TEXTILES--0.1%
    200,000  Levi Strauss & Co. 7.000%, 11/01/06.................     210,000
     50,000  Levi Strauss & Co. 11.625%, 01/15/08................      52,500
    225,000  Oxford Industries, Inc. 8.875%, 06/01/11............     241,594
                                                                   ----------
                                                                      504,094
                                                                   ----------

             ASSET BACKED--4.2%
    246,925  Airplane Pass Through Trust
              10.875%, 03/15/19 (g)(i)...........................           0
    590,000  Ameriquest Mortgage Securities, Inc.
              3.618%, 11/25/34 (d)...............................     594,879
    850,000  Amortizing Residential Collateral Trust
              3.618%, 08/25/32 (d)...............................     854,729
    773,805  Argent NIM Trust (144A) 4.700%, 07/25/34............     771,362
    500,000  Asset Backed Securities Corp.
              4.303%, 04/15/33 (d)...............................     506,933
  1,000,000  Bayview Financial Acquisition Trust (144A)
              3.668%, 08/25/36 (d)...............................     995,313
    517,215  Bear Stearns Asset Backed Securities (144A)
              5.250%, 08/25/34...................................     515,904
    800,000  Countrywide Asset Backed Certificate
              3.668%, 06/25/34 (d)...............................     800,013
    505,168  Countrywide Asset Backed Certificate
              (144A) 5.500%, 10/25/35............................     504,697
    501,538  Credit Suisse First Boston Mortgage Securities Corp.
              3.638%, 09/25/31 (d)...............................     503,411
    175,000  Crown Castle International Corp.
              7.500%, 12/01/13...................................     188,125
    967,927  First Consumers Master Trust
              2.713%, 09/15/08 (d)...............................     944,309
    895,360  Green Tree Financial Corp. 7.070%, 1/15/29..........     951,281
    840,000  Metris Master Trust 3.490%, 11/20/09 (d)............     833,941
    813,071  Mid-State Trust 7.340%, 07/01/35....................     881,409
  2,000,000  Morgan Stanley ABS Capital I, Inc. (144A)
              3.718%, 05/25/34 (d)...............................   2,000,030
    270,000  Novastar Home Equity Loan
              4.043%, 02/25/34 (d)...............................     276,941
    500,000  Residential Asset Securities Corp.
              3.518%, 04/25/32 (d)...............................     502,553
     74,677  Sail Net Interest Margin Notes (144A)
              6.750%, 11/27/33...................................      74,334

        FACE                                                     VALUE
       AMOUNT                                                   (NOTE 1)
     ---------------------------------------------------------------------

                 ASSET BACKED--(CONTINUED)
     $  465,445  Sail Net Interest Margin Notes (144A)
                  5.500%, 03/27/34........................... $   463,519
        500,229  Sail Net Interest Margin Notes (144A)
                  5.000%, 04/27/34 (d).......................     502,358
        943,886  Sail Net Interest Margin Notes (144A)
                  5.000%, 12/27/34...........................     944,181
      1,000,000  Varick Structured Asset Fund, Ltd. (144A)
                  3.540%, 11/01/35 (d) (j)...................      10,000
                                                              -----------
                                                               14,620,222
                                                              -----------

                 AUTO PARTS--0.4%
        250,000  BREED Technologies, Inc.
                  9.250%, 04/15/08 (g)(i)....................           0
        250,000  CSK Auto, Inc. 7.000%, 01/15/14.............     245,312
        300,000  Dana Corp. 7.000%, 03/01/29.................     299,250
        250,000  Eagle-Picher Industries, Inc. 9.750%, 9/1/13     250,000
        250,000  Key Plastics Holdings, Inc.
                  10.250%, 03/15/07 (f)......................         313
        100,000  Tenneco Automotive, Inc.
                  10.250%, 7/15/13...........................     118,000
        150,000  Tenneco Automotive, Inc. (144A)
                  8.625%, 11/15/14...........................     156,000
        201,000  TRW Automotive, Inc. 9.375%, 02/15/13.......     233,160
                                                              -----------
                                                                1,302,035
                                                              -----------

                 AUTOMOBILES--0.3%
        925,000  DaimlerChrysler North America Holdings Corp.
                  4.050%, 06/04/08...........................     923,091
                                                              -----------

                 BUILDING & CONSTRUCTION--0.2%
        450,000  Associated Materials, Inc.
                  0/11.250%, 03/01/14 (e)....................     324,000
        250,000  Collins & Aikman Floorcovering Corp.
                  10.000%, 01/15/07..........................     251,650
        125,000  Nortek, Inc. (144A) 8.500%, 09/01/14........     130,625
                                                              -----------
                                                                  706,275
                                                              -----------

                 BUSINESS SERVICES--0.4%
        175,000  Cenveo Corp. 7.875%, 12/01/13...............     162,750
        150,000  Cenveo, Inc. 9.625%, 03/15/12...............     164,625
        150,000  Houghton Mifflin Co. 0/11.500%, 10/15/13 (e)     110,250
        125,000  Iron Mountain, Inc. 8.250%, 07/01/11........     128,906
         50,000  Iron Mountain, Inc. 8.625%, 04/01/13........      53,125
         75,000  Iron Mountain, Inc. 7.750%, 01/15/15........      76,125
        250,000  Iron Mountain, Inc. 6.625%, 01/01/16........     233,125
        200,000  R.H. Donnelley, Inc. (144A)
                  10.875%, 12/15/12..........................     237,500
        157,000  SITEL Corp. 9.250%, 03/15/06................     158,570
                                                              -----------
                                                                1,324,976
                                                              -----------

                 CHEMICALS--1.1%
        125,000  Applied Extrusion Technologies, Inc.
                  10.750%, 07/01/11..........................      74,375
        140,000  Borden Chemicals & Plastics, L.P.
                  9.500%, 05/01/05 (f).......................       4,200

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-90

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

BONDS & NOTES--(CONTINUED)


        FACE                                                      VALUE
       AMOUNT                                                    (NOTE 1)
     ----------------------------------------------------------------------

                 CHEMICALS--(CONTINUED)
     $   200,000 Compass Minerals Group, Inc.
                  10.000%, 8/15/11............................  $  225,000
         225,000 Equistar Chemicals, L.P. 10.625%, 5/1/11.....     261,000
         275,000 Ethyl Corp. 8.875%, 05/01/10.................     303,875
         175,000 FMC Corp. 10.250%, 11/01/09..................     200,812
          25,000 FMC Corp. 7.750%, 07/01/11...................      26,438
         200,000 Huntsman Advanced Materials, L.L.C. (144A)
                  11.000%, 07/15/10...........................     238,000
          30,000 Huntsman ICI Chemicals, L.L.C.
                  10.125%, 7/1/09.............................      31,575
         375,000 Huntsman International Holdings, L.L.C.
                  9.875%, 03/01/09............................     411,562
         275,000 ISP Chemco, Inc. 10.250%, 07/01/11...........     310,750
          17,000 Lyondell Chemical Co. 9.875%, 05/01/07.......      17,807
         100,000 Lyondell Chemical Co. 9.500%, 12/15/08.......     108,500
         150,000 Lyondell Chemical Co. 11.125%, 07/15/12......     178,125
         200,000 Methanex Corp. 8.750%, 08/15/12..............     233,500
         175,000 Millennium America, Inc. 9.250%, 6/15/08.....     199,063
         200,000 Resolution Performance Products Corp.
                  13.500%, 11/15/10...........................     217,500
         125,000 Resolution Performance Products, Inc.
                  9.500%, 04/15/10............................     135,313
         275,000 Rhodia S.A. 7.625%, 06/01/10.................     275,687
          50,000 Rhodia S.A. 8.875%, 06/01/11.................      50,375
         162,000 Westlake Chemical Corp. 8.750%, 07/15/11.....     183,060
                                                                ----------
                                                                 3,686,517
                                                                ----------

                 COLLATERALIZED MORTGAGE OBLIGATIONS--1.6%
       1,250,000 Bank of America Large Loan, Inc. (144A)
                  3.303%, 11/15/15 (d)........................   1,260,667
         207,004 CMO Holdings II, Ltd. (144A)
                  6.500%, 8/25/05.............................     207,727
         365,075 CMO Holdings II, Ltd. (144A)
                  5.000%, 05/25/34 (d)........................     363,412
         830,289 Commerce 2001 J2 (144A)
                  5.447%, 07/16/34............................     862,889
         475,000 Commercial Mortgage Asset Trust
                  7.350%, 1/17/32.............................     559,571
         552,551 Commercial Mortgage Pass-Through Certificate
                  (144A) 3.403%, 11/15/15 (d).................     556,181
      11,803,687 First Union National Bank Commercial Mortgage
                  0.533%, 05/17/32 (d)(h).....................     348,637
       1,250,000 Merit Securities Corp. (144A)
                  3.920%, 09/28/32 (d)........................   1,211,134
                                                                ----------
                                                                 5,370,218
                                                                ----------

                 COMMUNICATIONS SERVICES--1.0%
         200,000 Advanstar Communications, Inc.
                  10.750%, 8/15/10............................     225,750
          83,000 American Tower Corp. 9.375%, 02/01/09........      87,773
         150,000 American Tower Corp. 7.500%, 05/01/12........     157,500
          80,000 American Tower Escrow Zero Coupon, 8/1/08....      59,800
         250,000 Centennial Communications Corp.
                  10.125%, 6/15/13............................     280,625

          FACE                                                  VALUE
         AMOUNT                                                (NOTE 1)
      --------------------------------------------------------------------

                   COMMUNICATIONS SERVICES--(CONTINUED)
      $    325,000 Centennial Communications Corp.
                    8.125%, 2/1/14.......................... $     333,937
            25,000 Crown Castle International Corp.
                    9.375%, 8/1/11..........................        28,000
           225,000 Crown Castle International Corp.
                    10.750%, 08/01/11.......................       244,125
           600,000 Lucent Technologies, Inc. 6.450%, 3/15/29       543,000
           100,000 Muzak, L.L.C. 10.000%, 02/15/09..........        93,125
           150,000 Muzak, L.L.C. 9.875%, 03/15/09...........       104,813
           275,000 Qwest Services Corp. (144A)
                    14.000%, 12/15/10 (d)...................       330,687
           250,000 Qwest Services Corp. (144A)
                    9.125%, 03/15/12 (d)....................       288,750
           325,000 Qwest Services Corp. (144A)
                    14.500%, 12/15/14 (d)...................       411,125
           300,000 SBA Communications Corp.
                    0/9.750%, 12/15/11 (e)..................       252,750
           150,000 SpectraSite, Inc. 8.250%, 05/15/10.......       160,125
                                                             -------------
                                                                 3,601,885
                                                             -------------

                   COMPUTERS & BUSINESS EQUIPMENT--0.1%
           150,000 Interface, Inc. 7.300%, 04/01/08.........       153,375
           225,000 Seagate Technology HDD Holdings
                    8.000%, 5/15/09.........................       243,000
                                                             -------------
                                                                   396,375
                                                             -------------

                   CONSTRUCTION MATERIALS--0.1%
           400,000 KI Holdings, Inc. (144A)
                    0/9.875%, 11/15/14 (e)..................       256,000
                                                             -------------

                   CONTAINERS & GLASS--0.8%
           250,000 Anchor Glass Container Corp.
                    11.000%, 2/15/13........................       267,500
           325,000 Berry Plastics Corp. 10.750%, 07/15/12...       372,125
           300,000 Jefferson Smurfit Corp. 8.250%, 10/01/12.       327,000
           225,000 Owens-Brockway Glass Container, Inc.
                    7.750%, 05/15/11........................       243,562
           275,000 Owens-Illinois, Inc. 7.350%, 05/15/08....       288,750
           375,000 Plastipak Holdings, Inc. 10.750%, 9/1/11.       421,875
           125,000 Pliant Corp. 11.125%, 09/01/09...........       136,250
           275,000 Radnor Holdings Corp. 11.000%, 03/15/10..       235,813
            75,000 Stone Container Corp. 9.750%, 02/01/11...        82,125
           250,000 Tekni-Plex, Inc. (144A) 8.750%, 11/15/13.       248,750
                                                             -------------
                                                                 2,623,750
                                                             -------------

                   COSMETICS & PERSONAL CARE--0.1%
           225,000 General Nutrition Centers, Inc.
                    8.500%, 12/1/10.........................       212,625
           225,000 Jafra Cosmetics International, Inc.
                    10.750%, 05/15/11.......................       254,250
                                                             -------------
                                                                   466,875
                                                             -------------

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-91

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

BONDS & NOTES--(CONTINUED)


         FACE                                                   VALUE
        AMOUNT                                                 (NOTE 1)
     ---------------------------------------------------------------------

                  DRUGS & HEALTH CARE--0.7%
     $    225,000 aaiPharma, Inc. 12.000%, 04/01/10 (d)..... $     168,187
          225,000 Extendicare Health Services, Inc.
                   9.500%, 07/01/10.........................       252,000
          200,000 Vicar Operating, Inc. 9.875%, 12/01/09....       219,000
          925,000 Wyeth 5.500%, 03/15/13 (d)................       961,374
          825,000 Wyeth (144A) 6.950%, 03/15/11 (d).........       928,918
                                                             -------------
                                                                 2,529,479
                                                             -------------

                  ELECTRICAL UTILITIES--2.1%
           75,000 AES Corp. 9.500%, 06/01/09................        85,313
          200,000 AES Corp. 9.375%, 09/15/10................       232,500
          150,000 AES Corp. 7.750%, 03/01/14................       162,750
          975,000 Appalachian Power Co. 5.950%, 05/15/33....       985,088
           50,000 Calpine Corp. 7.875%, 04/01/08............        40,750
          350,000 Calpine Corp. (144A) 8.500%, 07/15/10.....       300,125
           40,000 Calpine Corp. (144A) 8.750%, 07/15/13.....        33,000
          150,000 Calpine Generating Co., L.L.C.
                   11.169%, 04/01/11 (d)....................       146,625
          900,000 Duke Energy Co. 4.200%, 10/01/08..........       906,862
          475,000 Edison Mission Energy 9.875%, 04/15/11....       562,875
          200,000 El Paso Energy Corp. 7.875%, 06/15/12.....       209,250
           75,000 El Paso Energy Corp. 7.800%, 08/01/31.....        72,000
          475,000 El Paso Energy Corp. 7.750%, 01/15/32.....       454,812
          325,000 Mirant Americas Generation, L.L.C.
                   9.125%, 05/01/31.........................       338,813
          550,000 NRG Energy, Inc. (144A) 8.000%, 12/15/13..       599,500
          850,000 Pinnacle West Capital Corp.
                   6.400%, 4/1/2006.........................       874,803
          425,000 Reliant Resources, Inc. 9.500%, 07/15/13..       482,906
           50,000 Williams Cos., Inc. 7.125%, 09/01/11......        54,625
          100,000 Williams Cos., Inc. 7.625%, 07/15/19......       110,000
          125,000 Williams Cos., Inc. 7.875%, 09/01/21......       139,375
          325,000 Williams Cos., Inc. 8.750%, 03/15/32......       373,344
                                                             -------------
                                                                 7,165,316
                                                             -------------

                  ENERGY--0.3%
          300,000 Allegheny Energy Supply Co., L.L.C. (144A)
                   10.250%, 11/15/07........................       340,500
          250,000 Dynegy Holdings, Inc. 7.125%, 05/15/18....       222,813
          575,000 Dynegy Holdings, Inc. 7.625%, 10/15/26....       499,531
           50,000 Dynegy Holdings, Inc. (144A)
                   9.875%, 7/15/10..........................        55,875
                                                             -------------
                                                                 1,118,719
                                                             -------------

                  ENVIRONMENTAL CONTROL--0.1%
           75,000 Allied Waste North America, Inc.
                   8.875%, 4/1/08...........................        80,250
          275,000 Allied Waste North America, Inc.
                   9.250%, 9/1/12...........................       297,687
          150,000 Allied Waste North America, Inc.
                   7.375%, 4/15/14..........................       143,625
          250,000 Safety-Kleen Services, Inc.
                   9.250%, 06/01/08 (g).....................           313
                                                             -------------
                                                                   521,875
                                                             -------------

          FACE                                                 VALUE
         AMOUNT                                               (NOTE 1)
      -------------------------------------------------------------------

                   FEDERAL AGENCIES--28.5%
      $        221 Federal Home Loan Mortgage Corp.
                    11.565%, 06/15/21 (d)(h)............... $         427
        22,600,000 Federal Home Loan Mortgage Corp.
                    5.000%, TBA............................    22,437,551
         6,000,000 Federal Home Loan Mortgage Corp.
                    5.500%, TBA............................     6,093,750
             9,554 Federal National Mortgage Association
                    10.400%, 04/25/19......................        10,666
           363,747 Federal National Mortgage Association
                    8.500%, 08/01/19.......................       401,973
            43,630 Federal National Mortgage Association
                    6.500%, 03/01/26.......................        45,898
             8,618 Federal National Mortgage Association
                    7.000%, 05/01/26.......................         9,164
            15,417 Federal National Mortgage Association
                    8.000%, 08/01/27.......................        16,777
            14,205 Federal National Mortgage Association
                    7.500%, 12/01/29.......................        15,164
            28,270 Federal National Mortgage Association
                    7.500%, 06/01/30.......................        30,186
            24,100 Federal National Mortgage Association
                    7.500%, 08/01/30.......................        25,722
           125,932 Federal National Mortgage Association
                    7.500%, 11/01/30.......................       134,935
            36,633 Federal National Mortgage Association
                    7.500%, 01/01/31.......................        39,099
           629,100 Federal National Mortgage Association
                    8.000%, 01/01/31.......................       683,861
            13,730 Federal National Mortgage Association
                    7.500%, 02/01/31.......................        14,712
            15,355 Federal National Mortgage Association
                    7.500%, 03/01/31.......................        16,388
         8,100,000 Federal National Mortgage Association
                    4.500%, TBA............................     7,826,625
        14,375,000 Federal National Mortgage Association
                    5.000%, TBA............................    14,258,203
        25,000,000 Federal National Mortgage Association
                    5.500%, TBA............................    25,375,000
        10,000,000 Federal National Mortgage Association
                    6.000%, TBA............................    10,337,500
        10,000,000 Federal National Mortgage Association
                    6.500%, TBA............................    10,484,380
                                                            -------------
                                                               98,257,981
                                                            -------------

                   FINANCE & BANKING--2.2%
           125,000 Affinia Group, Inc. (144A)
                    9.000%, 11/30/14.......................       130,312
         1,425,000 Bank of America Corp. 4.250%, 10/01/10..     1,421,346
           100,000 Borden Finance Corp. (144A)
                    9.000%, 7/15/14........................       111,000
         1,175,000 CIT Group, Inc. 7.750%, 04/02/12........     1,390,852
         1,100,000 Ford Motor Credit Co. 7.875%, 06/15/10..     1,211,936
         1,225,000 Household Finance Corp. 6.375%, 11/27/12     1,353,482
           600,000 Independence Community Bank Corp.
                    3.500%, 06/20/13 (d)...................       578,237

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-92

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

BONDS & NOTES--(CONTINUED)


         FACE                                                   VALUE
        AMOUNT                                                 (NOTE 1)
     ---------------------------------------------------------------------

                  FINANCE & BANKING--(CONTINUED)
     $  1,135,000 Standard Chartered Bank (144A)
                   8.000%, 5/30/31.......................... $   1,444,577
                                                             -------------
                                                                 7,641,742
                                                             -------------

                  FINANCIAL SERVICES--3.2%
           47,286 Ahold Lease USA, Inc.
                   7.820%, 01/02/20.........................        51,306
          118,000 Alamosa Delaware, Inc.
                   0/12.000%, 07/31/09 (e)..................       128,030
          146,000 Alamosa Delaware, Inc.
                   11.000%, 07/31/10........................       171,915
          150,000 Athena Neuro Finance, L.L.C.
                   7.250%, 2/21/08..........................       156,750
          700,000 Capital One Financial Corp. 7.250%, 5/1/06       733,797
        1,425,000 Countrywide Funding Corp.
                   4.000%, 3/22/11..........................     1,385,470
        1,700,000 General Electric Capital Corp.
                   6.000%, 6/15/12..........................     1,853,063
        1,325,000 General Motors Acceptance Corp.
                   6.875%, 9/15/11..........................     1,357,851
        1,400,000 International Lease Finance Corp.
                   4.375%, 11/01/09.........................     1,403,115
          875,000 Lombardy Region 5.804%, 10/25/32..........       930,222
          900,000 MBNA Corp. 4.625%, 09/15/08...............       914,088
          580,000 Novastar Finance, Inc.
                   3.393%, 06/25/34 (d).....................       578,693
          425,000 United Industries Corp. (144A)
                   9.875%, 4/1/09...........................       444,656
        1,000,000 WMC Finance USA 5.125%, 05/15/13..........       997,112
                                                             -------------
                                                                11,106,068
                                                             -------------

                  FOOD & BEVERAGES--0.7%
          125,000 Del Monte Corp. 9.250%, 05/15/11..........       136,875
          100,000 Del Monte Corp. 8.625%, 12/15/12..........       112,000
          125,000 Friendly Ice Cream Corp. 8.375%, 6/15/12..       122,656
          200,000 Hines Nurseries, Inc. 10.250%, 10/01/11...       218,500
          360,000 Kraft Foods, Inc. 5.625%, 11/01/11........       381,219
           29,952 Nutritional Sourcing Corp. 10.125%, 8/1/09        20,966
          150,000 Pilgrim's Pride Corp. 9.250%, 11/15/13....       168,000
          225,000 Pinnacle Foods Holding Corp. (144A)
                   8.250%, 12/01/13.........................       214,313
          400,000 Safeway, Inc. 7.250%, 02/01/31............       458,488
          275,000 Sbarro, Inc. 11.000%, 09/15/09............       277,750
          150,000 Swift & Co. 10.125%, 10/01/09.............       167,250
          105,922 Vlassic Foods, Inc. 0.010%, 01/01/49 (g)..         9,533
                                                             -------------
                                                                 2,287,550
                                                             -------------

                  FOREIGN GOVERNMENT--7.2%
        4,450,000 Bundes Republic of Deutschland
                   5.250%, 01/04/11, (EUR)..................     6,686,602
        5,600,000 Federal Republic of Germany
                   4.250%, 02/15/08, (EUR)..................     7,913,515
       21,400,000 Kingdom of Sweden
                   4.000%, 12/01/09, (SEK)..................     3,303,502

         FACE                                                    VALUE
        AMOUNT                                                  (NOTE 1)
     ----------------------------------------------------------------------

                  FOREIGN GOVERNMENT--(CONTINUED)
     $  4,400,000 Republic of Finland
                   5.750%, 02/23/11, (EUR)................... $   6,786,342
                                                              -------------
                                                                 24,689,961
                                                              -------------

                  FOREST PRODUCTS & PAPER--0.2%
          150,000 Appleton Papers, Inc. 9.750%, 06/15/14.....       165,750
          125,000 Bowater, Inc. 6.500%, 06/15/13.............       125,018
          200,000 Buckeye Technologies, Inc. 9.250%, 9/15/08.       200,000
           75,000 Buckeye Technologies, Inc.
                   8.000%, 10/15/10..........................        75,000
          250,000 Newark Group, Inc. 9.750%, 03/15/14........       266,250
                                                              -------------
                                                                    832,018
                                                              -------------

                  GAS & OIL--1.6%
          225,000 BRL Universal Equipment 8.875%, 02/15/08...       236,531
          425,000 Chesapeake Energy Corp. (144A)
                   6.375%, 6/15/15...........................       436,687
          375,000 Devon Financing Corp. 6.875%, 09/30/11.....       424,709
          750,000 Entergy Gulf Systems, Inc. 6.200%, 7/1/33..       752,018
          275,000 Exco Resources, Inc. 7.250%, 01/15/11......       294,250
          325,000 Forest Oil Corp. 8.000%, 12/15/11..........       371,313
          225,000 Hanover Compressor Co. Zero Coupon,
                   3/31/07...................................       195,750
          260,000 Magnum Hunter Resources, Inc.
                   9.600%, 3/15/12...........................       295,100
          925,000 Nexen, Inc. 5.050%, 11/20/13...............       918,617
          250,000 Plains Exploration & Production Co.
                   7.125%, 06/15/14..........................       272,500
          275,000 Stone Energy Corp. 8.250%, 12/15/11........       297,000
          935,000 Valero Energy Corp. 4.750%, 06/15/13.......       923,638
          125,000 Vintage Petroleum, Inc. 7.875%, 05/15/11...       133,125
                                                              -------------
                                                                  5,551,238
                                                              -------------

                  HEALTH CARE--1.3%
          275,000 Ameripath, Inc. 10.500%, 04/01/13..........       292,188
          275,000 Eye Care Centers of America, Inc.
                   9.125%, 05/01/08..........................       275,000
          275,000 Genesis Healthcare Corp.
                   8.000%, 10/15/13..........................       298,375
          125,000 HCA, Inc. 6.375%, 01/15/15.................       125,506
          900,000 Humana, Inc. 6.300%, 08/01/18..............       923,090
          225,000 IASIS Healthcare, L.L.C. 8.750%, 6/15/14...       245,250
          125,000 Icon Health & Fitness, Inc. 11.250%, 4/1/12       105,000
          150,000 Insight Health Services Corp.
                   9.875%, 11/1/11...........................       151,500
          225,000 Medical Device Manufacturing, Inc. (144A)
                   10.000%, 07/15/12.........................       242,438
          200,000 Psychiatric Solutions, Inc.
                   10.625%, 6/15/2013........................       231,500
          325,000 Tenet Healthcare Corp. 7.375%, 02/01/13....       315,250
          125,000 Tenet Healthcare Corp. 6.875%, 11/15/31....       106,562

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-93

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

BONDS & NOTES--(CONTINUED)


        FACE                                                      VALUE
       AMOUNT                                                    (NOTE 1)
    ------------------------------------------------------------------------

                 HEALTH CARE--(CONTINUED)
    $     50,000 Tenet Healthcare Corp. (144A)
                  9.875%, 7/1/14.............................. $      54,500
         300,000 VWR International, Inc. (144A)
                  8.000%, 4/15/14.............................       320,250
         860,000 Wellpoint Health Networks, Inc.
                  6.375%, 1/15/12.............................       947,311
                                                               -------------
                                                                   4,633,720
                                                               -------------

                 HOTELS & RESTAURANTS--0.6%
          75,000 Chumash Casino & Resort Enterprises
                  9.000%, 07/15/10 (d)........................        83,063
         125,000 Gaylord Entertainment Co. (144A)
                  6.750%, 11/15/14............................       125,625
          70,000 HMH Properties, Inc. 7.875%, 08/01/08........        71,925
          75,000 Host Marriot, L.P. 8.375%, 02/15/06..........        78,375
         100,000 Host Marriot, L.P. 9.500%, 01/15/07..........       109,500
         325,000 Inn of the Mountain Gods Resort
                  12.000%, 11/15/10...........................       380,250
         250,000 John Q Hammons Hotels, L.P.
                  8.875%, 5/15/12.............................       282,500
         225,000 Park Place Entertainment Corp.
                  9.375%, 2/15/07.............................       248,062
          50,000 Park Place Entertainment Corp.
                  8.125%, 5/15/11.............................        57,750
         225,000 Sun International Hotels, Ltd.
                  8.875%, 8/15/11.............................       245,812
         225,000 Turning Stone Casino Resort Enterprise (144A)
                  9.125%, 12/15/10............................       243,563
         125,000 Venetian Casino Resort, L.L.C.
                  11.000%, 6/15/10............................       142,656
                                                               -------------
                                                                   2,069,081
                                                               -------------

                 HOUSEHOLD APPLIANCES & HOME FURNISHINGS--0.3%
         390,000 Home Interiors & Gifts, Inc. 10.125%, 6/1/08.       321,750
         225,000 Sealy Mattress Co. 8.250%, 06/15/14..........       238,500
         250,000 Simmons Bedding Co. 7.875%, 01/15/14.........       258,750
         163,000 Tempur-Pedic, Inc. 10.250%, 08/15/10.........       187,450
          86,000 Windmere-Durable Holdings, Inc.
                  10.000%, 7/31/08............................        85,570
                                                               -------------
                                                                   1,092,020
                                                               -------------

                 INDUSTRIAL MACHINERY--0.2%
         100,000 Blount International, Inc. 8.875%, 8/1/12....       108,500
         125,000 Brand Services, Inc. 12.000%, 10/15/12.......       140,000
          25,000 Case New Holland, Inc. (144A)
                  9.250%, 8/1/11..............................        27,813
          50,000 Dresser-Rand Group, Inc. (144A)
                  7.375%, 11/1/14.............................        51,000
         150,000 Flowserve Corp. 12.250%, 08/15/10............       165,750
         100,000 NMHG Holding Co. 10.000%, 05/15/09...........       110,500
         225,000 Terex Corp. 10.375%, 04/01/11................       252,000
                                                               -------------
                                                                     855,563
                                                               -------------

           FACE                                                VALUE
          AMOUNT                                              (NOTE 1)
       ------------------------------------------------------------------

                    INDUSTRIALS--0.1%
       $    250,000 Sensus Metering Systems, Inc.
                     8.625%, 12/15/13...................... $     256,250
                                                            -------------

                    INVESTMENT BROKERAGE--0.5%
            875,000 JPMorgan Chase & Co. 6.625%, 03/15/12..       979,402
            625,000 Morgan Stanley Dean Witter & Co.
                     6.600%, 4/1/12........................       697,073
                                                            -------------
                                                                1,676,475
                                                            -------------

                    IRON & STEEL--0.0%
            150,000 Alaska Steel Corp. 7.875%, 02/15/09....       152,813
                                                            -------------

                    LEISURE--0.7%
            300,000 Argosy Gaming Co. 7.000%, 01/15/14.....       331,500
            300,000 Boyd Gaming Corp. 6.750%, 04/15/14.....       314,250
            225,000 Herbst Gaming, Inc. 8.125%, 06/01/12...       240,750
            475,000 MGM Mirage, Inc. 6.750%, 09/01/12......       499,937
            250,000 Pinnacle Entertainment, Inc.
                     8.750%, 10/1/13.......................       270,625
            225,000 Seneca Gaming Corp. 7.250%, 05/01/12...       236,813
            125,000 Six Flags, Inc. 9.750%, 04/15/13.......       126,875
             25,000 Six Flags, Inc. 9.625%, 06/01/14.......        25,125
            300,000 Station Casinos, Inc. 6.875%, 03/01/16.       312,375
                                                            -------------
                                                                2,358,250
                                                            -------------

                    MEDIA--2.2%
            825,000 AOL Time Warner, Inc. 7.625%, 04/15/31.       998,053
            315,105 Avalon Cable, L.L.C.
                     0/11.875%, 12/01/08 (e)...............       328,891
            350,000 Cablevision Systems Corp. (144A)
                     6.669%, 04/01/09 (d)..................       371,000
            350,000 Cablevision Systems Corp. (144A)
                     8.000%, 4/15/12.......................       373,625
            225,000 Cadmus Communications Corp.
                     8.375%, 6/15/14.......................       244,969
            250,000 CBD Media Holdings, L.L.C. (144A)
                     9.250%, 07/15/12......................       257,187
             50,000 Charter Communication Holdings, L.L.C.
                     8.625%, 04/01/09......................        43,375
            625,000 Charter Communication Holdings, L.L.C.
                     10.000%, 04/01/09.....................       562,500
            200,000 Charter Communication Holdings, L.L.C.
                     0/11.750%, 01/15/10 (e)...............       186,500
            200,000 Charter Communication Holdings, L.L.C.
                     10.250%, 01/15/10.....................       175,500
            275,000 Charter Communication Holdings, L.L.C.
                     0/11.750%, 05/15/11 (e)...............       202,125
             70,000 Charter Communication Holdings, L.L.C.
                     10.000%, 05/15/11.....................        59,850
             75,000 Charter Communication Holdings, L.L.C.
                     0/12.125%, 01/15/12 (e)...............        51,000
            350,000 Cinemark, Inc. 0/9.750%, 03/15/14 (e)..       264,250
            100,000 CSC Holdings, Inc. 10.500%, 05/15/16...       113,500
            244,000 Dex Media West, L.L.C. 9.875%, 08/15/13       281,210

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-94

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

BONDS & NOTES--(CONTINUED)


      FACE                                                         VALUE
     AMOUNT                                                       (NOTE 1)
  ---------------------------------------------------------------------------

               MEDIA--(CONTINUED)
  $    225,000 Dex Media West, L.L.C.
                0/9.000%, 11/15/13 (e)......................... $     176,344
       225,000 DIRECTV Holdings, L.L.C. 8.375%, 3/15/13........       252,281
       250,000 Insight Midwest, L.P. 10.500%, 11/01/10.........       273,750
       150,000 Interep National Radio Sales, Inc.
                10.000%, 07/01/08..............................       113,063
       250,000 Lodgenet Entertainment Corp.
                9.500%, 6/15/13................................       276,250
        25,000 Loews Cineplex Entertainment Corp. (144A)
                9.000%, 08/01/14...............................        27,063
       225,000 Nextmedia Operating, Inc. 10.750%, 7/1/11.......       252,000
       200,000 Radio One, Inc. 8.875%, 07/01/11................       217,750
       175,000 Rainbow National Services, L.L.C. (144A)
                10.375%, 09/01/14..............................       197,312
       850,000 The Walt Disney Co. 6.375%, 03/01/12............       946,619
       250,000 Young Broadcasting, Inc. 10.000%, 3/1/11........       266,875
                                                                -------------
                                                                    7,512,842
                                                                -------------

               METALS--0.2%
       225,000 Imco Recycling, Inc. 10.375%, 10/15/10..........       255,375
        25,000 Imco Recycling, Inc. (144A)
                9.000%, 11/15/14...............................        26,000
       375,000 Mueller Holdings, Inc.
                0/14.750%, 04/15/14 (e)........................       256,875
                                                                -------------
                                                                      538,250
                                                                -------------

               REAL ESTATE--0.4%
       850,000 Boston Properties, L.P. (REIT)
                6.250%, 1/15/13................................       922,198
         6,000 Felcor Lodging, L.P. (REIT)
                10.000%, 09/15/08 (d)..........................         6,293
       225,000 Felcor Lodging, L.P. (REIT)
                0/9.000%, 06/01/11 (e).........................       254,812
        75,000 Meristar Hospitality Operating Partnership, L.P.
                (REIT) 10.500%, 6/15/09........................        81,750
       150,000 Meristar Hospitality Operating Partnership, L.P.
                (REIT) 9.125%, 1/15/11.........................       162,000
                                                                -------------
                                                                    1,427,053
                                                                -------------

               RETAIL--0.5%
       250,000 Doane Pet Care Co. 9.750%, 05/15/07.............       246,250
        50,000 Doane Pet Care Co. 10.750%, 03/01/10............        53,500
       225,000 Finlay Fine Jewelry Corp. 8.375%, 6/1/12........       243,000
        75,000 Leslie's Poolmart, Inc. 10.375%, 7/15/08........        79,594
       350,000 NEBCO Evans Holdings Co.
                0/12.375%, 07/15/07 (e)(g)(i)..................             0
       125,000 PETCO Animal Supplies, Inc.
                10.750%, 11/1/11...............................       146,250
       125,000 Rite Aid Corp. 11.250%, 07/01/08................       135,625
       800,000 The Limited, Inc. 6.950%, 03/01/33..............       870,290
                                                                -------------
                                                                    1,774,509
                                                                -------------

         FACE                                                    VALUE
        AMOUNT                                                  (NOTE 1)
     ----------------------------------------------------------------------

                  SEMICONDUCTORS--0.1%
     $    125,000 Amkor Technologies, Inc. 9.250%, 2/15/08... $     127,813
          175,000 Amkor Technologies, Inc. 10.500%, 5/1/09...       175,000
           50,000 Amkor Technologies, Inc. 7.125%, 3/15/11...        47,000
                                                              -------------
                                                                    349,813
                                                              -------------

                  TELECOMMUNICATIONS--1.1%
          775,000 AT&T Broadband Corp. 8.375%, 03/15/13......       955,649
          400,000 AT&T Wireless Services, Inc. 8.750%, 3/1/31       539,325
           50,000 Mediacom Broadband, L.L.C.
                   9.500%, 1/15/13...........................        50,187
          175,000 Mediacom Broadband, L.L.C.
                   11.000%, 7/15/13..........................       188,125
          250,000 Nextel Communications, Inc.
                   6.875%, 10/31/13..........................       271,250
          450,000 Nextel Communications, Inc.
                   7.375%, 8/1/15............................       495,000
          100,000 Panamsat Corp. (144A)
                   9.000%, 08/15/14 (f)......................       111,625
          825,000 Sprint Capital Corp. 6.900%, 05/01/19......       922,919
           50,000 Ubiquitel Operating Co. 9.875%, 03/01/11...        56,125
          175,000 Ubiquitel Operating Co. (144A)
                   9.875%, 3/1/11............................       196,438
           75,000 Western Wireless Corp. 9.250%, 07/15/13....        81,563
                                                              -------------
                                                                  3,868,206
                                                              -------------

                  TRANSPORTATION--0.2%
          200,000 Holt Group, Inc. 9.750%, 01/15/06 (i)......             0
          675,000 Union Pacific Corp. 3.625%, 06/01/10.......       649,548
                                                              -------------
                                                                    649,548
                                                              -------------

                  U.S. TREASURY--7.7%
          200,000 United States Treasury Bonds
                   6.125%, 11/15/27..........................       233,586
          910,000 United States Treasury Bonds
                   5.500%, 8/15/28...........................       984,933
        2,000,000 United States Treasury Bonds
                   5.250%, 11/15/28..........................     2,096,250
        1,000,000 United States Treasury Bonds
                   6.125%, 8/15/29...........................     1,174,062
          125,000 United States Treasury Bonds
                   5.375%, 2/15/31...........................       135,166
        8,500,000 United States Treasury Notes
                   3.125%, 4/15/09...........................     8,371,174
        8,805,000 United States Treasury Notes
                   4.000%, 2/15/14...........................     8,683,588
        4,790,000 United States Treasury Notes
                   4.250%, 8/15/14...........................     4,800,667
                                                              -------------
                                                                 26,479,426
                                                              -------------

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-95

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

BONDS & NOTES--(CONTINUED)


         FACE                                                   VALUE
        AMOUNT                                                 (NOTE 1)
     ---------------------------------------------------------------------

                  YANKEE--19.5%
     $    175,000 Abitibi Consolidated, Inc. 8.550%, 8/1/10. $     189,656
          500,000 Aries Vermogensverwaltungs (144A)
                   9.600%, 10/25/14.........................       615,000
          350,000 BCP Caylux Holdings, S.C.A. (144A)
                   9.625%, 06/15/14.........................       394,625
          175,000 Bowater Canada Finance Corp.
                   7.950%, 11/15/11.........................       188,575
          348,767 CanWest Media, Inc. (144A)
                   8.000%, 9/15/12..........................       374,053
          650,000 Corporacion Andina de Fomento
                   6.875%, 3/15/12..........................       730,463
          955,000 Domtar, Inc. 5.375%, 12/01/13.............       945,505
        4,005,920 Federative Republic of Brazil
                   3.125%, 04/15/12 (d).....................     3,820,846
        4,907,753 Federative Republic of Brazil
                   8.000%, 04/15/14 (d).....................     5,024,557
        3,000,000 Federative Republic of Brazil
                   10.500%, 7/14/14.........................     3,555,000
          835,000 Federative Republic of Brazil
                   10.125%, 5/15/27.........................       950,648
        1,230,000 Federative Republic of Brazil
                   12.250%, 3/6/30..........................     1,623,600
        1,925,000 Federative Republic of Brazil
                   11.000%, 8/17/40.........................     2,284,013
        1,675,000 Government of Russia 11.000%, 07/24/18....     2,351,784
          114,000 Ispat Inland ULC 9.750%, 04/01/14.........       140,790
          150,000 Jean Coutu Group, Inc. (144A)
                   8.500%, 8/1/14...........................       153,750
          250,000 JSG Funding, Plc. 9.625%, 10/01/12........       278,750
          902,647 Kingdom of Morocco 2.781%, 01/01/09 (d)...       882,337
          200,000 Norske Skog Canada, Ltd. 8.625%, 6/15/11..       214,500
        1,675,000 Pemex Petroleos Mexicanos
                   9.500%, 9/15/27..........................     2,102,125
          200,000 Petronas Capital, Ltd. (144A)
                   7.000%, 5/22/12..........................       229,106
          900,000 Precision Drilling Corp. 5.625%, 6/1/14...       937,158
        1,975,000 Republic of Argentina
                   0/6.000%, 03/31/23 (e)...................     1,120,813
          250,000 Republic of Argentina 2.313%, 03/31/23 (g)       140,000
          400,000 Republic of Bulgaria 8.250%, 01/15/15.....       503,000
          500,000 Republic of Columbia 10.000%, 01/23/12....       577,500
          500,000 Republic of Columbia 10.750%, 01/15/13....       597,500
          300,000 Republic of Columbia 8.125%, 05/21/24.....       291,000
          310,000 Republic of Columbia 8.375%, 02/15/27.....       300,700
          625,000 Republic of Columbia 10.375%, 01/28/33....       721,875
        1,625,000 Republic of Ecuador 12.000%, 11/15/12.....     1,657,500
          425,000 Republic of Ecuador 8.000%, 08/15/30 (d)..       367,200
          575,000 Republic of Malaysia 7.500%, 07/15/11.....       671,734
          385,000 Republic of Panama 9.625%, 02/08/11.......       454,300
          550,000 Republic of Panama 9.375%, 01/16/23.......       635,250
        1,075,000 Republic of Peru 9.125%, 02/21/12.........     1,252,375
          225,000 Republic of Peru 9.875%, 02/06/15.........       275,625
          650,000 Republic of Peru 4.500%, 03/07/17 (d).....       604,500
          440,000 Republic of Peru 5.000%, 03/07/17 (d).....       420,200
        1,050,000 Republic of Philippines 8.375%, 03/12/09..     1,103,812

          FACE                                                  VALUE
         AMOUNT                                                (NOTE 1)
      --------------------------------------------------------------------

                   YANKEE--(CONTINUED)
      $  1,150,000 Republic of Philippines 10.625%, 3/16/25. $   1,227,625
           525,000 Republic of South Africa 6.500%, 6/2/14..       574,875
           500,000 Republic of Turkey 9.000%, 06/30/11......       571,250
           550,000 Republic of Turkey 11.500%, 01/23/12.....       706,750
         1,015,000 Republic of Turkey 11.000%, 01/14/13.....     1,291,587
           450,000 Republic of Turkey 11.875%, 01/15/30.....       648,000
           550,000 Republic of Venezeula 8.500%, 10/08/14...       583,000
           900,000 Republic of Venezuela 5.375%, 08/07/10...       845,100
         1,875,000 Republic of Venezuela 10.750%, 09/19/13..     2,245,312
           200,000 Republic of Venezuela 9.250%, 09/15/27...       211,000
         8,670,000 Russian Federation 5/7.500%, 03/31/30 (e)     8,899,755
           275,000 Smurfit Capital 7.500%, 11/20/25.........       273,625
           900,000 Telecom Italia Capital (144A)
                    4.000%, 1/15/10.........................       882,439
           350,000 Ukraine Government International Bond
                    6.875%, 03/04/11........................       360,063
           325,000 Ukraine Government International Bond
                    7.650%, 06/11/13........................       345,361
         1,675,000 United Mexican States 6.375%, 01/16/13...     1,783,875
         2,039,000 United Mexican States 5.875%, 01/15/14...     2,088,955
         1,200,000 United Mexican States 6.625%, 03/03/15...     1,288,800
         1,075,000 United Mexican States 8.125%, 12/30/19...     1,261,513
           625,000 United Mexican States 8.300%, 08/15/31...       732,500
           815,000 United Utilities, Plc. 4.550%, 06/19/18..       746,622
            49,000 Yell Finance BV 0/13.500%, 08/01/11 (e)..        48,143
                                                             -------------
                                                                67,297,875
                                                             -------------
                   Total Bonds & Notes
                    (Identified Cost $311,718,734)..........   321,611,200
                                                             -------------

      COMMON STOCKS--0.4%
         SHARES
      --------------------------------------------------------------------

                   COMMERCIAL SERVICES & SUPPLIES--0.0%
             8,621 Continental AFA Dispensing Co. (f).......        47,415
                                                             -------------

                   COMMUNICATIONS EQUIPMENT--0.1%
             4,644 SpectraSite, Inc. (b)....................       268,888
                                                             -------------

                   DIVERSIFIED TELECOMMUNICATION SERVICES--0.2%
             7,093 NTL, Inc. (b)............................       517,505
             9,846 Telewest Global, Inc. (b)................       173,093
                                                             -------------
                                                                   690,598
                                                             -------------

                   MEDIA--0.1%
            36,797 UnitedGlobalCom, Inc. (Class A) (b)......       355,459
                                                             -------------
                   Total Common Stocks
                    (Identified Cost $1,187,991)............     1,362,360
                                                             -------------

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-96

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

PREFERRED STOCKS--0.1%


                                                                    VALUE
       SHARES                                                      (NOTE 1)
     ----------------------------------------------------------------------

                 DIVERSIFIED FINANCIAL SERVICES--0.0%
             840 TCR Holdings (Class B) (b)....................... $      1
             462 TCR Holdings (Class C) (b)(i)....................        0
           1,219 TCR Holdings (Class D) (b).......................        1
           2,521 TCR Holdings (Class E) (b).......................        3
                                                                   --------
                                                                          5
                                                                   --------

                 WIRELESS TELECOMMUNICATION SERVICES--0.1%
             374 Alamosa Holdings, Inc............................  350,438
                                                                   --------
                 Total Preferred Stocks
                  (Identified Cost $110,256)......................  350,443
                                                                   --------

     UNITS--0.0%
     ----------------------------------------------------------------------

                 THRIFTS & MORTGAGE FINANCE--0.0%
         229,692 ContiFinancial Corp. (Liquidating Unit Trust) (f)    4,594
                                                                   --------
                 Total Units
                  (Identified Cost $0)............................    4,594
                                                                   --------

     WARRANTS--0.0%
     ----------------------------------------------------------------------

                 COMMUNICATIONS EQUIPMENT--0.0%
              80 American Tower Corp. (144A) (b)..................   18,440
                                                                   --------

                 WIRELESS TELECOMMUNICATION SERVICES--0.0%
             125 Leap Wireless International, Inc. (144A) (b)(i)..        0
                                                                   --------

                 YANKEE--0.0%
           3,750 Republic of Venezuela (b)(j).....................        0
                                                                   --------
                 Total Warrants
                  (Identified Cost $45,510).......................   18,440
                                                                   --------

     SHORT TERM INVESTMENTS--32.6%
        FACE                                                     VALUE
       AMOUNT                                                   (NOTE 1)
     ----------------------------------------------------------------------

                 COMMERCIAL PAPER--18.2%
     $ 8,640,000 Chariot Funding, L.L.C. 2.340%, 01/13/05.... $  8,633,261
       5,177,000 Chesham Lyall Holdings, Plc. 2.350%, 1/13/05    5,172,945
       4,315,000 DaimlerChrysler North America Holdings Corp.
                  2.460%, 01/13/05...........................    4,311,462
       4,315,000 Four Winds Funding Corp. 2.460%, 1/13/05....    4,311,462
       8,640,000 Galleon Capital Corp. 2.340%, 01/12/05......    8,633,822
       8,640,000 Hannover Funding Co. 2.360%, 01/13/05.......    8,633,203
       8,639,000 Market Street Funding Corp. (144A)
                  2.340%, 01/13/05...........................    8,632,262
       8,640,000 MICA Funding, L.L.C. 2.350%, 01/12/05.......    8,633,796
       5,948,000 Surrey Funding Corp. 2.330%, 01/13/05.......    5,943,380
                                                              ------------
                                                                62,905,593
                                                              ------------

                 REPURCHASE AGREEMENT--14.4%
      49,525,000 UBS TRI-Party Repurchase Agreement dated
                  12/31/04 at 2.150% to be repurchased at
                  $49,533,873 on 01/03/05, collateralized
                  by $42,273,000 Federal National Mortgage
                  Association 6.625% due 11/15/30 with a
                  value of $50,262,597.......................   49,525,000
                                                              ------------
                 Total Short Term Investments
                  (Identified Cost $112,430,593).............  112,430,593
                                                              ------------
                 Total Investments--126.3%
                  (Identified Cost $425,493,084) (a).........  435,777,630
                 Other assets less liabilities...............  (90,613,846)
                                                              ------------
                 TOTAL NET ASSETS--100%...................... $345,163,784
                                                              ============

FORWARD CONTRACTS

                                          LOCAL     AGGREGATE                 UNREALIZED
                                         CURRENCY     FACE        TOTAL     APPRECIATION/
FORWARD CURRENY CONTRACTS DELIVERY DATE   AMOUNT      VALUE       VALUE     (DEPRECIATION)
------------------------- ------------- ---------- ----------- ----------- ---------------
Euro (purchased).........      02/24/05 11,406,291 $14,890,000 $15,448,676 $       558,676
Euro (purchased).........      02/24/05  5,000,000   6,501,050   6,771,998         270,948
Euro (purchased).........      02/24/05  5,068,406   6,609,454   6,864,646         255,192
Euro (sold)..............      02/24/05 21,421,672  27,963,850  29,013,504      (1,049,654)
Euro (sold)..............      02/24/05  8,660,264  11,470,000  11,729,458        (259,458)
Euro (sold)..............      02/24/05  8,632,467  11,500,000  11,691,810        (191,810)
Swedish Krona (sold).....      02/24/05 24,231,600   3,600,000   3,634,780         (34,780)
                                                                           ---------------
Net Unrealized Depreciation............................................... $      (450,886)
                                                                           ===============

FUTURES CONTRACTS

                                                    NUMBER OF   CONTRACT    VALUATION AS OF  UNREALIZED
FUTURES CONTRACTS LONG              EXPIRATION DATE CONTRACTS    AMOUNT       12/31/2004    APPRECIATION
----------------------              --------------- --------- ------------  --------------- ------------
U.S. Treasury Bonds Futures........    3/21/2005        92    $ 10,282,146   $ 10,350,000     $ 67,854
FUTURES CONTRACTS SHORT
-----------------------
U.S. Treasury Notes 2 Year Futures.    3/21/2005       (71)    (14,892,101)   (14,881,156)      10,945
U.S. Treasury Notes 5 Year Futures.    3/21/2005      (266)    (29,231,440)   (29,135,313)      96,127
U.S. Treasury Notes 10 Year Futures    3/21/2005      (101)    (11,357,042)   (11,305,688)      51,354
                                                                                              --------
Net Unrealized Appreciation................................................................   $226,280
                                                                                              ========

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-97

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2004

      ASSETS
        Investments at value.....................             $386,252,630
        Investment in repurchase agreements......               49,525,000
        Cash.....................................                   16,668
        Foreign cash at value
         (Identified cost $1,319,502)............                1,356,780
        Receivable for:
         Fund shares sold........................                1,791,132
         Accrued interest........................                4,319,815
                                                              ------------
          Total Assets...........................              443,262,025
      LIABILITIES
        Payable for:
         Fund shares redeemed.................... $   327,893
         Securities purchased....................  97,008,377
         Open forward currency contracts--net....     450,886
         Futures variation margin................       5,219
        Accrued expenses:
         Management fees.........................     186,237
         Service and distribution fees...........      25,157
         Deferred directors fees.................      16,932
         Other expenses..........................      77,540
                                                  -----------
          Total Liabilities......................               98,098,241
                                                              ------------
      NET ASSETS.................................             $345,163,784
                                                              ============
        Net assets consist of:
         Capital paid in.........................             $316,707,826
         Undistributed net investment income.....               11,956,037
         Accumulated net realized gains
          (losses)...............................                6,326,459
         Unrealized appreciation (depreciation)
          on investments, futures contracts and
          foreign currency.......................               10,173,462
                                                              ------------
      NET ASSETS.................................             $345,163,784
                                                              ============
      Computation of offering price:
      CLASS A
      Net asset value and redemption price per
       share ($164,213,196 divided by
       12,595,129 shares outstanding)............             $      13.04
                                                              ============
      CLASS B
      Net asset value and redemption price per
       share ($36,345,599 divided by
       2,798,417 shares outstanding).............             $      12.99
                                                              ============
      CLASS E
      Net asset value and redemption price per
       share ($144,604,989 divided by
       11,125,766 shares outstanding)............             $      13.00
                                                              ============
      Identified cost of investments.............             $425,493,084
                                                              ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2004

      INVESTMENT INCOME
        Interest................................              $13,713,605
                                                              -----------
      EXPENSES
        Management fees......................... $ 1,951,356
        Service and distribution fees--Class B..      31,296
        Service and distribution fees--Class E..     195,082
        Directors' fees and expenses............      24,205
        Custodian...............................     217,464
        Audit and tax services..................      25,121
        Legal...................................       7,344
        Printing................................      85,964
        Insurance...............................       5,520
        Miscellaneous...........................       2,942
                                                 -----------
        Total expenses..........................                2,546,294
                                                              -----------
      NET INVESTMENT INCOME.....................               11,167,311
                                                              -----------
      REALIZED AND UNREALIZED GAIN (LOSS)
      Realized gain (loss) on:
        Investments--net........................   8,742,502
        Futures contracts--net..................  (1,107,195)
        Foreign currency transactions--net......    (580,588)   7,054,719
                                                 -----------
      Unrealized appreciation (depreciation) on:
        Investments--net........................     856,687
        Futures contracts--net..................     356,158
        Foreign currency transactions--net......     302,155    1,515,000
                                                 -----------  -----------
      Net gain (loss)...........................                8,569,719
                                                              -----------
      NET INCREASE (DECREASE) IN NET ASSETS
       FROM OPERATIONS..........................              $19,737,030
                                                              ===========

                See accompanying notes to financial statements.

                                    MSF-98

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                                      YEAR ENDED    YEAR ENDED
                                                                     DECEMBER 30,  DECEMBER 31,
                                                                         2004          2003
                                                                     ------------  ------------
FROM OPERATIONS
  Net investment income............................................. $ 11,167,311  $  8,913,349
  Net realized gain (loss)..........................................    7,054,719     5,807,993
  Unrealized appreciation (depreciation)............................    1,515,000     7,538,541
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................   19,737,030    22,259,883
                                                                     ------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................   (4,722,566)   (2,876,715)
    Class B.........................................................      (18,942)         (105)
    Class E.........................................................   (3,832,724)     (839,597)
                                                                     ------------  ------------
  TOTAL DISTRIBUTIONS...............................................   (8,574,232)   (3,716,417)
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.   84,158,016    83,214,708
                                                                     ------------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................   95,320,814   101,758,174

NET ASSETS
  Beginning of the period...........................................  249,842,970   148,084,796
                                                                     ------------  ------------
  End of the period................................................. $345,163,784  $249,842,970
                                                                     ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $ 11,956,037  $  9,301,470
                                                                     ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                      YEAR ENDED                YEAR ENDED
                                                                   DECEMBER 31, 2004         DECEMBER 31, 2003
                                                               ------------------------  ------------------------
                                                                 SHARES          $         SHARES          $
                                                               ----------  ------------  ----------  ------------
CLASS A
  Sales.......................................................  3,067,925  $ 38,773,578   4,673,180  $ 56,354,490
  Reinvestments...............................................    384,887     4,722,566     245,035     2,876,715
  Redemptions................................................. (3,034,308)  (38,149,788) (3,411,367)  (41,120,318)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................    418,504  $  5,346,356   1,506,848  $ 18,110,887
                                                               ==========  ============  ==========  ============
CLASS B
  Sales.......................................................  3,102,534  $ 38,776,362      22,627  $    276,881
  Reinvestments...............................................      1,545        18,942           9           105
  Redemptions.................................................   (326,958)   (4,063,471)     (1,532)      (18,788)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................  2,777,121    34,731,833      21,104  $    258,198
                                                               ==========  ============  ==========  ============
CLASS E
  Sales.......................................................  5,689,453  $ 71,523,828   6,505,607  $ 78,932,700
  Reinvestments...............................................    312,875     3,832,724      71,577       839,597
  Redemptions................................................. (2,508,165)  (31,276,725) (1,226,874)  (14,926,674)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................  3,494,163  $ 44,079,827   5,350,310  $ 64,845,623
                                                               ==========  ============  ==========  ============
  Increase (decrease) derived from capital share transactions.  6,689,788  $ 84,158,016   6,878,262  $ 83,214,708
                                                               ==========  ============  ==========  ============

                See accompanying notes to financial statements.

                                    MSF-99

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                                              CLASS A
                                                          -----------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                                          -----------------------------------------------
                                                            2004      2003      2002      2001      2000
                                                          --------  --------  --------  --------  -------
NET ASSET VALUE, BEGINNING OF PERIOD..................... $  12.61  $  11.44  $  11.20  $  11.42  $ 10.67
                                                          --------  --------  --------  --------  -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income..................................     0.46      0.51      0.69      0.70     0.77
  Net realized and unrealized gain (loss) on investments.     0.35      0.92      0.35      0.04    (0.02)
                                                          --------  --------  --------  --------  -------
  Total from investment operations.......................     0.81      1.43      1.04      0.74     0.75
                                                          --------  --------  --------  --------  -------
LESS DISTRIBUTIONS
  Distributions from net investment income...............    (0.38)    (0.26)    (0.80)    (0.96)    0.00
                                                          --------  --------  --------  --------  -------
  Total distributions....................................    (0.38)    (0.26)    (0.80)    (0.96)    0.00
                                                          --------  --------  --------  --------  -------
NET ASSET VALUE, END OF PERIOD........................... $  13.04  $  12.61  $  11.44  $  11.20  $ 11.42
                                                          ========  ========  ========  ========  =======
TOTAL RETURN (%).........................................      6.6      12.6       9.6       6.6      7.0
Ratio of operating expenses to average net assets (%)....     0.77      0.81      0.85      0.84     0.78
Ratio of net investment income to average net assets (%).     3.79      4.66      6.25      6.44     6.90
Portfolio turnover rate (%)..............................      393       329       239       248      360
Net assets, end of period (000).......................... $164,213  $153,549  $122,023  $109,448  $95,434

                                                                       CLASS B                               CLASS E
                                                          ------------------------------    ---------------------------
                                                             YEAR ENDED    JULY 30, 2002(A)
                                                            DECEMBER 31,       THROUGH        YEAR ENDED DECEMBER 31,
                                                          ---------------    DECEMBER 31,   --------------------------
                                                            2004    2003         2002         2004      2003     2002
                                                          -------  ------  ---------------- --------  -------  -------
NET ASSET VALUE, BEGINNING OF PERIOD..................... $ 12.58  $11.41       $10.43      $  12.58  $ 11.42  $ 11.20
                                                          -------  ------       ------      --------  -------  -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income..................................    0.39    0.23         0.14          0.38     0.42     0.73
  Net realized and unrealized gain (loss) on investments.    0.38    1.19         0.84          0.41     0.99     0.29
                                                          -------  ------       ------      --------  -------  -------
  Total from investment operations.......................    0.77    1.42         0.98          0.79     1.41     1.02
                                                          -------  ------       ------      --------  -------  -------
LESS DISTRIBUTIONS
  Distributions from net investment income...............   (0.36)  (0.25)        0.00         (0.37)   (0.25)   (0.80)
                                                          -------  ------       ------      --------  -------  -------
  Total distributions....................................   (0.36)  (0.25)        0.00         (0.37)   (0.25)   (0.80)
                                                          -------  ------       ------      --------  -------  -------
NET ASSET VALUE, END OF PERIOD........................... $ 12.99  $12.58       $11.41      $  13.00  $ 12.58  $ 11.42
                                                          =======  ======       ======      ========  =======  =======
TOTAL RETURN (%).........................................     6.3    12.6          9.4(b)        6.5     12.5      9.4
Ratio of operating expenses to average net assets (%)....    1.02    1.06         1.10(c)       0.92     0.96     1.00
Ratio of net investment income to average net assets (%).    3.66    3.95         5.66(c)       3.64     4.34     6.03
Portfolio turnover rate (%)..............................     393     329          239           393      329      239
Net assets, end of period (000).......................... $36,346  $  268       $    2      $144,605  $96,026  $26,060

                                                          ------------
                                                          MAY 1, 2001(A)
                                                             THROUGH
                                                           DECEMBER 31,
                                                               2001
                                                          --------------
NET ASSET VALUE, BEGINNING OF PERIOD.....................     $10.80
                                                              ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income..................................       0.10
  Net realized and unrealized gain (loss) on investments.       0.30
                                                              ------
  Total from investment operations.......................       0.40
                                                              ------
LESS DISTRIBUTIONS
  Distributions from net investment income...............       0.00
                                                              ------
  Total distributions....................................       0.00
                                                              ------
NET ASSET VALUE, END OF PERIOD...........................     $11.20
                                                              ======
TOTAL RETURN (%).........................................        3.7(b)
Ratio of operating expenses to average net assets (%)....       0.99(c)
Ratio of net investment income to average net assets (%).       5.50(c)
Portfolio turnover rate (%)..............................        248
Net assets, end of period (000)..........................     $2,476

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.

                See accompanying notes to financial statements.

                                    MSF-100

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS U.S. GOVERNMENT PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

BONDS & NOTES--90.5% OF TOTAL NET ASSETS

            FACE                                                 VALUE
           AMOUNT                                               (NOTE 1)
        -------------------------------------------------------------------

                        FEDERAL AGENCIES--71.1%
        $  1,000,000    Federal Home Loan Bank
                         5.800%, 09/02/08.................... $   1,071,069
               7,486    Federal Home Loan Mortgage Corp.
                         7.500%, 5/1/07......................         7,815
                 700    Federal Home Loan Mortgage Corp.
                         6.000%, 10/1/10.....................           735
              19,585    Federal Home Loan Mortgage Corp.
                         7.000%, 7/1/11......................        20,759
               4,231    Federal Home Loan Mortgage Corp.
                         11.750%, 01/01/12...................         4,363
              44,671    Federal Home Loan Mortgage Corp.
                         6.500%, 8/1/13......................        47,252
               3,415    Federal Home Loan Mortgage Corp.
                         8.250%, 4/1/17......................         3,749
              17,459    Federal Home Loan Mortgage Corp.
                         9.000%, 10/1/17.....................        18,651
              18,987    Federal Home Loan Mortgage Corp.
                         8.000%, 12/1/19.....................        20,625
              76,201    Federal Home Loan Mortgage Corp.
                         8.000%, 7/1/20......................        82,613
          10,455,047    Federal Home Loan Mortgage Corp.
                         5.500%, 01/15/23 (h)................       795,360
               8,904    Federal Home Loan Mortgage Corp.
                         6.500%, 3/1/26......................         9,371
              56,153    Federal Home Loan Mortgage Corp.
                         6.500%, 7/1/26......................        59,097
             164,998    Federal Home Loan Mortgage Corp.
                         6.000%, 10/1/28.....................       170,826
             175,948    Federal Home Loan Mortgage Corp.
                         6.000%, 11/1/28.....................       182,381
             302,920    Federal Home Loan Mortgage Corp.
                         8.000%, 9/1/31......................       328,144
             201,304    Federal Home Loan Mortgage Corp.
                         4.500%, 4/15/32.....................       191,432
          22,000,000    Federal Home Loan Mortgage Corp.
                         5.000%, TBA.........................    21,841,864
          15,000,000    Federal Home Loan Mortgage Corp.
                         5.500%, TBA.........................    15,234,375
          27,900,000    Federal Home Loan Mortgage Corp.
                         6.000%, TBA.........................    28,815,455
              17,845    Federal National Mortgage Association
                         6.500%, 06/01/08....................        18,893
           2,000,000    Federal National Mortgage Association
                         3.678%, 02/17/09 (d)................     2,018,260
               6,640    Federal National Mortgage Association
                         6.500%, 12/01/10....................         7,040
             139,554    Federal National Mortgage Association
                         6.500%, 04/01/13....................       147,833
              74,816    Federal National Mortgage Association
                         6.500%, 07/01/13....................        79,254
              70,067    Federal National Mortgage Association
                         7.000%, 12/01/14....................        74,285
              10,979    Federal National Mortgage Association
                         7.000%, 07/01/15....................        11,639
               2,764    Federal National Mortgage Association
                         7.000%, 08/01/15....................         2,930
               6,784    Federal National Mortgage Association
                         12.500%, 09/01/15...................         7,689

            FACE                                              VALUE
           AMOUNT                                            (NOTE 1)
        ----------------------------------------------------------------

                     FEDERAL AGENCIES--(CONTINUED)
        $     86,862 Federal National Mortgage Association
                      12.000%, 10/01/15................... $      99,425
               5,059 Federal National Mortgage Association
                      12.000%, 01/15/16...................         5,707
              49,549 Federal National Mortgage Association
                      12.500%, 01/15/16...................        56,141
           1,146,246 Federal National Mortgage Association
                      6.500%, 06/01/17....................     1,215,710
               1,738 Federal National Mortgage Association
                      11.500%, 09/01/19...................         1,951
              12,969 Federal National Mortgage Association
                      7.000%, 11/01/23....................        13,856
              17,629 Federal National Mortgage Association
                      6.500%, 03/01/26....................        18,545
              45,640 Federal National Mortgage Association
                      7.000%, 02/01/28....................        48,406
              15,596 Federal National Mortgage Association
                      8.000%, 05/01/28....................        16,969
             151,879 Federal National Mortgage Association
                      7.000%, 10/01/28....................       160,939
              29,732 Federal National Mortgage Association
                      7.000%, 11/01/28....................        31,506
               8,424 Federal National Mortgage Association
                      86.811%, 12/28/28 (d)...............         8,181
              70,766 Federal National Mortgage Association
                      7.000%, 02/01/29....................        75,139
             432,626 Federal National Mortgage Association
                      6.500%, 04/01/29....................       453,703
              65,655 Federal National Mortgage Association
                      7.500%, 12/01/29....................        70,090
              33,314 Federal National Mortgage Association
                      7.000%, 01/01/30....................        35,345
             933,740 Federal National Mortgage Association
                      6.527%, 05/25/30 (d)................       977,186
               4,447 Federal National Mortgage Association
                      8.000%, 07/01/30....................         4,822
              60,692 Federal National Mortgage Association
                      8.000%, 08/01/30....................        65,809
              35,806 Federal National Mortgage Association
                      8.000%, 10/01/30....................        38,824
              94,449 Federal National Mortgage Association
                      7.500%, 11/01/30....................       101,201
              31,594 Federal National Mortgage Association
                      7.500%, 01/01/31....................        33,853
           1,091,097 Federal National Mortgage Association
                      8.000%, 02/01/31....................     1,186,914
               9,571 Federal National Mortgage Association
                      8.000%, 03/01/31....................        10,322
               9,824 Federal National Mortgage Association
                      8.000%, 08/01/31....................        10,637
               5,094 Federal National Mortgage Association
                      8.000%, 07/01/32....................         5,497
           2,625,625 Federal National Mortgage Association
                      7.000%, 01/01/34....................     2,782,321
          23,854,424 Federal National Mortgage Association
                      5.000%, 03/01/34....................    23,714,492
           2,567,086 Federal National Mortgage Association
                      4.012%, 01/25/43 (d)................     2,619,617

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-101

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS U.S. GOVERNMENT PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

BONDS & NOTES--(CONTINUED)

          FACE                                                    VALUE
         AMOUNT                                                  (NOTE 1)
      ----------------------------------------------------------------------

                      FEDERAL AGENCIES--(CONTINUED)
      $ 11,000,000    Federal National Mortgage Association
                       5.000%, TBA............................ $  10,910,625
        53,000,000    Federal National Mortgage Association
                       5.500%, TBA............................    53,976,250
        12,000,000    Federal National Mortgage Association
                       6.000%, TBA............................    12,473,750
        32,000,000    Federal National Mortgage Association
                       6.500%, TBA............................    33,550,016
            34,396    Government National Mortgage Association
                       9.000%, 12/15/16.......................        38,489
           282,775    Government National Mortgage Association
                       8.500%, 06/15/25.......................       310,125
            55,018    Government National Mortgage Association
                       7.500%, 01/15/29.......................        59,056
            39,725    Government National Mortgage Association
                       7.500%, 09/15/29.......................        42,675
            19,720    Government National Mortgage Association
                       7.500%, 01/15/30.......................        21,142
            40,135    Government National Mortgage Association
                       7.500%, 02/15/30.......................        43,029
               766    Government National Mortgage Association
                       7.500%, 03/15/30.......................           821
            31,998    Government National Mortgage Association
                       7.500%, 04/15/30.......................        34,305
            59,488    Government National Mortgage Association
                       7.500%, 05/15/30.......................        63,897
            38,773    Government National Mortgage Association
                       7.500%, 09/15/30.......................        41,568
         1,349,138    Government National Mortgage Association
                       6.500%, 08/15/34.......................     1,420,512
                                                               -------------
                                                                 218,123,127
                                                               -------------

                      U.S. TREASURY--19.4%
         2,000,000    United States Treasury Notes
                       6.750%, 5/15/05........................     2,030,938
         5,000,000    United States Treasury Notes
                       5.750%, 11/15/05.......................     5,128,125
        15,000,000    United States Treasury Notes
                       2.875%, 11/30/06.......................    14,953,125
        16,500,000    United States Treasury Notes
                       3.375%, 11/15/08.......................    16,455,532
        16,000,000    United States Treasury Notes
                       3.125%, 4/15/09........................    15,757,504
         5,000,000    United States Treasury Notes
                       3.625%, 7/15/09........................     5,014,455
                                                               -------------
                                                                  59,339,679
                                                               -------------
                      Total Bonds & Notes
                       (Identified Cost $277,248,059).........   277,462,806
                                                               -------------

    SHORT TERM INVESTMENTS--66.4%
        FACE                                                      VALUE
       AMOUNT                                                    (NOTE 1)
    ------------------------------------------------------------------------

                 COMMERCIAL PAPER--6.7%
    $  4,845,000 DaimlerChrysler North America Holdings Corp.
                  2.460%, 01/13/05........................... $   4,841,027
       4,845,000 Four Winds Funding Corp.
                  2.460%, 1/13/05............................     4,841,027
       9,695,000 Galleon Capital Corp. 2.340%, 01/12/05......     9,688,068
       1,231,000 MICA Funding, L.L.C. 2.350%, 01/12/05.......     1,230,116
                                                              -------------
                                                                 20,600,238
                                                              -------------

                 DISCOUNT NOTES--39.1%
      12,500,000 Federal Farm Credit Bank 2.180%, 1/5/05.....    12,496,972
      47,375,000 Federal Farm Credit Bank 2.180%, 1/7/05.....    47,357,787
      60,000,000 Federal Home Loan Bank
                  2.180%, 01/05/05...........................    59,985,467
                                                              -------------
                                                                119,840,226
                                                              -------------

                 REPURCHASE AGREEMENT--15.7%
      48,065,000 Bear Stearns Repurchase Agreement dated
                  12/31/04 at 2.200% to be repurchased at
                  $48,073,812 on 01/03/05, collateralized
                  by $49,070,000 Federal Home Loan Bank
                  1.750% due 04/17/06 with a value of
                  $48,844,621................................    48,065,000
                                                              -------------

                 U.S. TREASURY--4.9%
       5,000,000 United States Treasury Bills
                  1.450%, 1/13/05............................     4,997,583
      10,000,000 United States Treasury Bills
                  1.945%, 1/13/05............................     9,993,517
                                                              -------------
                                                                 14,991,100
                                                              -------------
                 Total Short Term Investments
                  (Identified Cost $203,496,564).............   203,496,564
                                                              -------------
                 Total Investments--156.9%
                  (Identified Cost $480,744,623) (a).........   480,959,370
                 Other assets less liabilities...............  (174,384,715)
                                                              -------------
                 TOTAL NET ASSETS--100%...................... $ 306,574,655
                                                              =============

FUTURES CONTRACTS

                                    EXPIRATION NUMBER OF  CONTRACT  VALUATION AS OF   UNREALIZED
FUTURES CONTRACTS LONG                 DATE    CONTRACTS   AMOUNT     12/31/2004    (DEPRECIATION)
----------------------              ---------- --------- ---------- --------------- --------------
U.S. Treasury Bonds Futures........ 3/21/2005     10     $1,127,224   $1,125,000       $ (2,224)
U.S. Treasury Notes 5 Year Futures. 3/21/2005     83      9,103,067    9,091,093        (11,974)
U.S. Treasury Notes 10 Year Futures 3/21/2005     15      1,694,117    1,679,063        (15,054)
                                                                                       --------
Net Unrealized Depreciation........................................................    $(29,252)
                                                                                       ========

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-102

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS U.S. GOVERNMENT PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2004

     ASSETS
       Investments at value.....................              $432,894,370
       Investment in repurchase agreements......                48,065,000
       Cash.....................................                        94
       Receivable for:
        Securities sold.........................                15,217,930
        Fund shares sold........................                 2,376,596
        Futures variation margin................                    23,156
        Accrued interest........................                   944,063
                                                              ------------
         Total Assets...........................               499,521,209
     LIABILITIES
       Payable for:
        Fund shares redeemed.................... $    314,553
        Securities purchased....................  192,399,717
       Accrued expenses:
        Management fees.........................      139,120
        Service and distribution fees...........       22,040
        Deferred directors fees.................       14,139
        Other expenses..........................       56,985
                                                 ------------
         Total Liabilities......................               192,946,554
                                                              ------------
     NET ASSETS.................................              $306,574,655
                                                              ============
       Net assets consist of:
        Capital paid in.........................              $296,276,021
        Undistributed net investment income.....                 4,286,414
        Accumulated net realized gains
         (losses)...............................                 5,826,725
        Unrealized appreciation (depreciation)
         on investments and futures
         contracts..............................                   185,495
                                                              ------------
     NET ASSETS.................................              $306,574,655
                                                              ============
     Computation of offering price:
     CLASS A
     Net asset value and redemption price per
      share ($148,046,992 divided by
      11,915,075 shares outstanding)............              $      12.43
                                                              ============
     CLASS B
     Net asset value and redemption price per
      share ($35,072,725 divided by
      2,833,759 shares outstanding).............              $      12.38
                                                              ============
     CLASS E
     Net asset value and redemption price per
      share ($123,454,938 divided by
      9,968,526 shares outstanding).............              $      12.38
                                                              ============
     Identified cost of investments.............              $480,744,623
                                                              ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2004

      INVESTMENT INCOME
        Interest................................              $ 6,167,267
                                                              -----------
      EXPENSES
        Management fees......................... $ 1,525,319
        Service and distribution fees--Class B..      21,328
        Service and distribution fees--Class E..     182,618
        Directors' fees and expenses............      23,568
        Custodian...............................     110,519
        Audit and tax services..................      25,121
        Legal...................................       6,575
        Printing................................      79,918
        Insurance...............................       6,093
        Miscellaneous...........................       3,789
                                                 -----------
        Total expenses..........................                1,984,848
                                                              -----------
      NET INVESTMENT INCOME.....................                4,182,419
                                                              -----------
      REALIZED AND UNREALIZED GAIN (LOSS)
      Realized gain (loss) on:
        Investments--net........................   8,083,459
        Futures contracts--net..................  (1,845,345)   6,238,114
                                                 -----------
      Unrealized appreciation (depreciation) on:
        Investments--net........................  (2,322,375)
        Futures contracts--net..................      (1,529)  (2,323,904)
                                                 -----------  -----------
      Net gain (loss)...........................                3,914,210
                                                              -----------
      NET INCREASE (DECREASE) IN NET ASSETS
       FROM OPERATIONS..........................              $ 8,096,629
                                                              ===========

                See accompanying notes to financial statements.

                                    MSF-103

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS U.S. GOVERNMENT PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                                      YEAR ENDED    YEAR ENDED
                                                                     DECEMBER 31,  DECEMBER 31,
                                                                         2004          2003
                                                                     ------------  ------------
FROM OPERATIONS
  Net investment income............................................. $  4,182,419  $  3,179,076
  Net realized gain (loss)..........................................    6,238,114     2,883,387
  Unrealized appreciation (depreciation)............................   (2,323,904)   (2,081,725)
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................    8,096,629     3,980,738
                                                                     ------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................   (1,897,186)   (1,231,008)
    Class B.........................................................       (4,095)         (320)
    Class E.........................................................   (1,424,326)     (559,594)
                                                                     ------------  ------------
                                                                       (3,325,607)   (1,790,922)
                                                                     ------------  ------------
   Net realized gain
    Class A.........................................................   (1,500,939)   (1,884,506)
    Class B.........................................................       (3,938)         (529)
    Class E.........................................................   (1,245,040)     (925,195)
                                                                     ------------  ------------
                                                                       (2,749,917)   (2,810,230)
                                                                     ------------  ------------
  TOTAL DISTRIBUTIONS...............................................   (6,075,524)   (4,601,152)
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.   35,747,393    21,174,007
                                                                     ------------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................   37,768,498    20,553,593

NET ASSETS
  Beginning of the period...........................................  268,806,157   248,252,564
                                                                     ------------  ------------
  End of the period................................................. $306,574,655  $268,806,157
                                                                     ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $  4,286,414  $  3,309,737
                                                                     ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                      YEAR ENDED                YEAR ENDED
                                                                   DECEMBER 31, 2004         DECEMBER 31, 2003
                                                               ------------------------  ------------------------
                                                                 SHARES          $         SHARES          $
                                                               ----------  ------------  ----------  ------------
CLASS A
  Sales.......................................................  3,337,129  $ 41,058,920   4,334,719  $ 53,384,643
  Reinvestments...............................................    281,302     3,398,125     254,952     3,115,514
  Redemptions................................................. (4,180,028)  (51,363,844) (6,780,810)  (83,098,455)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................   (561,597) $ (6,906,799) (2,191,139) $(26,598,298)
                                                               ==========  ============  ==========  ============
CLASS B
  Sales.......................................................  2,928,993  $ 35,894,571      33,324  $    407,454
  Reinvestments...............................................        666         8,033          69           849
  Redemptions.................................................   (124,061)   (1,516,051)     (5,407)      (65,524)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................  2,805,598  $ 34,386,553      27,986  $    342,779
                                                               ==========  ============  ==========  ============
CLASS E
  Sales.......................................................  3,344,596  $ 41,085,629   7,176,813  $ 88,146,999
  Reinvestments...............................................    221,524     2,669,366     121,704     1,484,789
  Redemptions................................................. (2,896,812)  (35,487,356) (3,460,662)  (42,202,262)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................    669,308  $  8,267,639   3,837,855  $ 47,429,526
                                                               ==========  ============  ==========  ============
  Increase (decrease) derived from capital share transactions.  2,913,309  $ 35,747,393   1,674,702  $ 21,174,007
                                                               ==========  ============  ==========  ============

                See accompanying notes to financial statements.

                                    MSF-104

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS U.S. GOVERNMENT PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                                                           CLASS A
                                                                       -----------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                                       -----------------------------------------------
                                                                         2004      2003      2002      2001     2000
                                                                       --------  --------  --------  --------  -------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $  12.34  $  12.34  $  11.97  $  11.94  $ 10.81
                                                                       --------  --------  --------  --------  -------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income................................................     0.20      0.18      0.38      0.37     0.67
 Net realized and unrealized gain (loss) on investments...............     0.18      0.02      0.54      0.41     0.46
                                                                       --------  --------  --------  --------  -------
 Total from investment operations.....................................     0.38      0.20      0.92      0.78     1.13
                                                                       --------  --------  --------  --------  -------
LESS DISTRIBUTIONS
 Distributions from net investment income.............................    (0.16)    (0.08)    (0.38)    (0.75)    0.00
 Distributions from net realized capital gains........................    (0.13)    (0.12)    (0.17)     0.00     0.00
                                                                       --------  --------  --------  --------  -------
 Total Distributions..................................................    (0.29)    (0.20)    (0.55)    (0.75)    0.00
                                                                       --------  --------  --------  --------  -------
NET ASSET VALUE, END OF PERIOD........................................ $  12.43  $  12.34  $  12.34  $  11.97  $ 11.94
                                                                       ========  ========  ========  ========  =======
TOTAL RETURN (%)......................................................      3.0       1.7       7.9       6.7     10.5
Ratio of operating expenses to average net assets (%).................     0.64      0.65      0.70      0.70     0.70
Ratio of net investment income to average net assets (%)..............     1.56      1.22      2.20      4.49     6.29
Portfolio turnover rate (%)...........................................      977       882       672       362      583
Net assets, end of period (000)....................................... $148,047  $154,010  $180,989  $102,066  $57,173
The ratios of operating expenses to average net assets without giving
 effect to the contractual expense agreement would have been (%)......       --        --      0.70      0.73     0.71

                                                                            CLASS B                                CLASS E
                                                               ------------------------------    ----------------------------
                                                                  YEAR ENDED    JULY 30, 2002(A)
                                                                 DECEMBER 31,       THROUGH        YEAR ENDED DECEMBER 31,
                                                               ---------------    DECEMBER 31,   ---------------------------
                                                                 2004    2003         2002         2004      2003      2002
                                                               -------  ------  ---------------- --------  --------  -------
NET ASSET VALUE, BEGINNING OF PERIOD.......................... $ 12.31  $12.31       $11.88      $  12.31  $  12.32  $ 11.96
                                                               -------  ------       ------      --------  --------  -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income.......................................    0.16    0.06         0.04          0.17      0.12     0.31
  Net realized and unrealized gain (loss) on investments......    0.17    0.14         0.39          0.17      0.07     0.42
                                                               -------  ------       ------      --------  --------  -------
  Total from investment operations............................    0.33    0.20         0.43          0.34      0.19     0.73
                                                               -------  ------       ------      --------  --------  -------
LESS DISTRIBUTIONS
  Distributions from net investment income....................   (0.13)  (0.08)        0.00         (0.14)    (0.08)   (0.20)
  Distributions from net realized capital gains...............   (0.13)  (0.12)        0.00         (0.13)    (0.12)   (0.17)
                                                               -------  ------       ------      --------  --------  -------
  Total Distributions.........................................   (0.26)  (0.20)        0.00         (0.27)    (0.20)   (0.37)
                                                               -------  ------       ------      --------  --------  -------
NET ASSET VALUE, END OF PERIOD................................ $ 12.38  $12.31       $12.31      $  12.38  $  12.31  $ 12.32
                                                               =======  ======       ======      ========  ========  =======
TOTAL RETURN (%)..............................................     2.7     1.6          3.6(b)        2.8       1.5      7.7
Ratio of operating expenses to average net assets (%).........    0.89    0.90         0.95(c)       0.79      0.80     0.85
Ratio of net investment income to average net assets (%)......    1.81    0.79         1.34(c)       1.42      1.03     2.05
Portfolio turnover rate (%)...................................     977     882          672           977       882      672
Net assets, end of period (000)............................... $35,073  $  347       $    2      $123,455  $114,450  $67,262
The ratios of operating expenses to average net assets without giving effect to the contractual expense agreement would
 have been (%)................................................      --      --         0.95(c)         --        --     0.85

                                                               ------------
                                                               MAY 1, 2001(A)
                                                                  THROUGH
                                                                DECEMBER 31,
                                                                    2001
                                                               --------------
NET ASSET VALUE, BEGINNING OF PERIOD..........................     $11.45
                                                                   ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income.......................................       0.07
  Net realized and unrealized gain (loss) on investments......       0.44
                                                                   ------
  Total from investment operations............................       0.51
                                                                   ------
LESS DISTRIBUTIONS
  Distributions from net investment income....................       0.00
  Distributions from net realized capital gains...............       0.00
                                                                   ------
  Total Distributions.........................................       0.00
                                                                   ------
NET ASSET VALUE, END OF PERIOD................................     $11.96
                                                                   ======
TOTAL RETURN (%)..............................................        4.5(b)
Ratio of operating expenses to average net assets (%).........       0.85(c)
Ratio of net investment income to average net assets (%)......       3.39(c)
Portfolio turnover rate (%)...................................        362
Net assets, end of period (000)...............................     $6,289
The ratios of operating expenses to average net assets without giving effect to the contractual expense agreement would
 have been (%)................................................       0.88(c)

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.

                See accompanying notes to financial statements.

                                    MSF-105

METROPOLITAN SERIES FUND, INC.

 BLACKROCK BOND INCOME PORTFOLIO (FORMERLY STATE STREET RESEARCH BOND INCOME PORTFOLIO)

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

BONDS & NOTES--95.9% OF TOTAL NET ASSETS


        FACE                                                     VALUE
       AMOUNT                                                   (NOTE 1)
    ------------------------------------------------------------------------

                 AEROSPACE & DEFENSE--0.6%
    $  5,115,390 BAE Systems 2001 Asset Trust, L.L.C. (144A)
                  6.664%, 09/15/13.......................... $     5,668,108
                                                             ---------------

                 AGRICULTURAL OPERATIONS--0.3%
       1,525,000 Cargill, Inc. (144A) 3.625%, 03/04/09......       1,502,643
       1,675,000 Cargill, Inc. (144A) 4.375%, 06/01/13......       1,635,229
                                                             ---------------
                                                                   3,137,872
                                                             ---------------

                 AIRLINES--0.2%
       2,247,817 Continental Airlines, Inc.
                  9.558%, 09/01/19..........................       2,264,518
                                                             ---------------

                 ASSET BACKED--4.6%
       2,575,000 Amortizing Residential Collateral Trust
                  2.300%, 07/25/32..........................       2,595,968
       1,200,000 Anthracite CDO, Ltd. (144A)
                  3.090%, 03/23/39 (d)......................       1,245,480
       1,600,000 Ares VIII CLO, Ltd. (144A)
                  3.783%, 02/26/16 (d)......................       1,617,184
         982,504 Asset Backed Funding Corp. (144A)
                  4.450%, 05/26/34..........................         978,398
       5,250,000 Bank One Issuance Trust
                  1.834%, 03/15/12 (d)......................       5,277,294
         201,610 Chase Funding Net Interest Margin Trust
                  (144A) 5.000%, 01/27/35 (d)...............         201,358
       2,605,000 Citibank Credit Card Issuance Trust
                  7.450%, 09/15/07..........................       2,683,358
       1,000,000 Citibank Credit Card Issuance Trust
                  6.650%, 05/15/08..........................       1,040,440
       1,825,000 Citibank Credit Card Issuance Trust
                  1.580%, 12/10/08 (d)......................       1,835,313
       2,925,000 Countrywide Asset-Backed Certificates
                  2.750%, 03/26/33 (d)......................       2,986,019
       2,080,359 Distribution Financial Services Trust
                  5.670%, 01/17/17..........................       2,102,734
       2,725,000 Ford Credit Auto Owner Trust
                  4.790%, 11/15/06..........................       2,747,201
         754,473 Hedged Mutual Fund Fee Trust (144A)
                  5.220%, 11/30/10 (d)......................         754,473
       1,201,197 Knollwood CDO, Ltd. (144A)
                  4.320%, 01/10/39 (d)......................       1,189,185
         671,732 Long Beach Asset Holdings Corp. (144A)
                  4.940%, 06/25/34..........................         671,732
       1,350,000 MBNA Credit Card Master Note Trust
                  6.550%, 12/15/08..........................       1,408,639
       5,125,000 MBNA Credit Card Master Note Trust
                  2.320%, 06/15/09 (d)......................       5,212,625
       1,125,000 MBNA Master Credit Card Trust II
                  7.000%, 02/15/12..........................       1,267,203
       2,425,000 Option One Mortgage Loan Trust
                  1.850%, 11/25/32 (d)......................       2,438,680
       2,050,000 Option One Mortgage Loan Trust
                  2.800%, 04/25/33 (d)......................       2,081,512
       2,575,000 Residential Asset Securities Corp.
                  2.850%, 01/25/33 (d)......................       2,606,468
       3,900,000 Structured Asset Investment Loan Trust
                  3.050%, 04/25/33 (d)......................       3,936,702
                                                             ---------------
                                                                  46,877,966
                                                             ---------------

       FACE                                                      VALUE
      AMOUNT                                                    (NOTE 1)
   -------------------------------------------------------------------------

                AUTO PARTS--0.3%
   $    725,000 ArvinMeritor, Inc. 8.750%, 03/01/12 (c)..... $       837,375
      1,100,000 Briggs & Stratton Corp. 8.875%, 03/15/11....       1,322,750
      1,325,000 Dana Corp. (144A) 5.850%, 01/15/15..........       1,311,750
                                                             ---------------
                                                                   3,471,875
                                                             ---------------

                AUTOMOBILES--0.6%
      2,100,000 DaimlerChrysler North America Holding Corp.
                 8.500%, 01/18/31...........................       2,623,849
      1,700,000 Ford Motor Co. 7.450%, 07/16/31 (c).........       1,709,755
      2,075,000 General Motors Corp. 8.250%, 07/15/23.......       2,161,469
                                                             ---------------
                                                                   6,495,073
                                                             ---------------

                BIOTECHNOLOGY--0.3%
      2,125,000 Beckman Coulter, Inc. 7.450%, 03/04/08......       2,341,246
        475,000 Bio-Rad Laboratories, Inc.
                 7.500%, 08/15/13...........................         522,500
                                                             ---------------
                                                                   2,863,746
                                                             ---------------

                BUILDING & CONSTRUCTION--1.3%
      1,100,000 Beazer Homes USA, Inc.
                 8.375%, 04/15/12...........................       1,210,000
      1,625,000 Centex Corp 4.550%, 11/01/10 (c)............       1,616,828
      2,600,000 Centex Home Equity Loan Trust
                 3.150%, 12/25/32 (d).......................       2,641,540
      1,100,000 D.R. Horton, Inc. 8.500%, 04/15/12..........       1,226,500
      1,625,000 KB Home & Broad Home Corp. (144A)
                 6.375%, 08/15/11 (c).......................       1,706,250
      2,625,000 MDC Holdings, Inc. 5.375%, 12/15/14.........       2,611,925
      1,900,000 Pulte Homes, Inc. 6.375%, 05/15/33..........       1,882,638
                                                             ---------------
                                                                  12,895,681
                                                             ---------------

                BUSINESS SERVICES--0.1%
        500,000 Cendant Corp. 6.250%, 03/15/10..............         541,122
                                                             ---------------

                CHEMICALS--0.1%
      1,125,000 FMC Corp. 10.250%, 11/01/09.................       1,290,938
                                                             ---------------

                COAL--0.1%
        900,000 Massey Energy Co. 6.625%, 11/15/10..........         940,500
                                                             ---------------

                COLLATERALIZED MORTGAGE OBLIGATIONS--9.5%
      2,075,000 Bear Stearns Commercial Mortgage Securities,
                 Inc. 7.080%, 07/15/31......................       2,316,809
      5,688,268 Bear Stearns Commercial Mortgage Securities,
                 Inc. 4.361%, 06/11/41......................       5,754,559
      1,825,000 Cheyne Investment Grade CDO I (144A)
                 4.140%, 09/26/09 (d).......................       1,782,113
      1,987,590 Countrywide Home Loans, Inc.
                 4.660%, 02/19/34 (d).......................       1,969,438
      1,045,000 FFCA Secured Lending Corp.
                 6.940%, 9/18/25............................       1,004,558
      4,020,194 GGP Mall Properties Trust (144A)
                 5.558%, 11/15/11...........................       4,151,216

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-106

METROPOLITAN SERIES FUND, INC.

 BLACKROCK BOND INCOME PORTFOLIO (FORMERLY STATE STREET RESEARCH BOND INCOME PORTFOLIO)

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

BONDS & NOTES--(CONTINUED)


      FACE                                                        VALUE
     AMOUNT                                                      (NOTE 1)
  ---------------------------------------------------------------------------

               COLLATERALIZED MORTGAGE OBLIGATIONS--(CONTINUED)
  $  2,800,000 Holmes Financing, Plc.
                2.590%, 07/15/40 (d)......................... $     2,822,758
     1,916,468 iStar Asset Receivables Trust (144A)
                2.200%, 08/28/22 (d).........................       1,917,579
     2,300,000 J.P. Morgan Commercial Mortgage Finance
                Corp. 7.238%, 09/15/29.......................       2,548,691
     5,385,000 J.P. Morgan Commercial Mortgage Finance
                Corp. 6.507%, 10/15/35.......................       5,841,413
     8,846,688 LB-UBS Commercial Mortgage Trust
                5.642%, 12/15/25.............................       9,290,187
     4,977,356 LB-UBS Commercial Mortgage Trust
                4.071%, 9/15/26..............................       4,976,700
     4,075,000 LB-UBS Commercial Mortgage Trust
                4.559%, 09/15/27 (d).........................       4,111,812
     4,366,603 LB-UBS Commercial Mortgage Trust
                3.881%, 08/15/29 (d).........................       4,361,505
     3,390,788 LB-UBS Commercial Mortgage Trust (144A)
                6.155%, 07/14/16.............................       3,623,539
     3,143,506 Morgan Stanley Capital I, Inc. (144A)
                7.220%, 07/15/29.............................       3,341,594
     1,525,000 Morgan Stanley Capital, Inc.
                6.210%, 11/15/31.............................       1,637,162
     1,675,000 NationsLink Funding Corp.
                6.476%, 8/20/30..............................       1,805,077
     1,325,000 NationsLink Funding Corp.
                6.795%, 8/20/30..............................       1,445,269
     4,825,000 Nomura Asset Securities Corp.
                6.590%, 3/15/30..............................       5,219,012
     1,484,478 PNC Mortgage Acceptance Corp.
                7.050%, 10/12/33.............................       1,589,848
     3,850,000 PNC Mortgage Acceptance Corp.
                7.300%, 10/12/33.............................       4,389,825
     2,525,000 Residential Asset Security Mortgage Pass
                Through Certificates
                2.850%, 04/25/33 (d).........................       2,570,083
     1,515,780 Salomon Brothers Mortgage Securities VII, Inc.
                (144A) 6.134%, 02/18/34......................       1,591,603
     4,790,825 Wachovia Bank Commercial Mortgage Trust
                3.477%, 08/15/41 (d).........................       4,758,972
     1,872,705 Washington Mutual Mortgage Pass Through
                Certificates 4.560%, 06/25/33 (d)............       1,867,929
     5,875,000 Washington Mutual, Inc.
                3.420%, 05/25/33 (d).........................       5,829,718
     4,750,000 Washington Mutual, Inc.
                3.700%, 06/25/33 (d).........................       4,718,742
                                                              ---------------
                                                                   97,237,711
                                                              ---------------

               COMPUTERS & BUSINESS EQUIPMENT--0.1%
     1,450,000 Xerox Corp. 6.875%, 08/15/11..................       1,544,250
                                                              ---------------

               CONGLOMERATES--0.5%
     5,200,000 General Electric Co. 5.000%, 02/01/13.........       5,335,018
                                                              ---------------

               CONTAINERS & GLASS--0.1%
     1,125,000 Ball Corp. 6.875%, 12/15/12...................       1,209,375
                                                              ---------------

          FACE                                                VALUE
         AMOUNT                                              (NOTE 1)
      -------------------------------------------------------------------

                   DRUGS & HEALTH CARE--0.1%
      $    475,000 AmerisourceBergen Corp.
                    7.250%, 11/15/12..................... $       530,813
                                                          ---------------

                   ELECTRICAL EQUIPMENT--0.2%
           900,000 Ametek, Inc. 7.200%, 07/15/08.........         975,781
           800,000 Thomas & Betts Corp. 7.250%, 06/01/13.         877,534
                                                          ---------------
                                                                1,853,315
                                                          ---------------

                   ELECTRICAL UTILITIES--1.3%
         1,900,000 Dominion Resources, Inc.
                    8.125%, 6/15/10......................       2,236,361
         2,425,000 DTE Energy Co. 6.450%, 06/01/06.......       2,524,425
         2,675,000 Entergy Gulf States, Inc.
                    3.600%, 6/1/08.......................       2,631,678
         2,075,000 Indiana Michigan Power Co.
                    6.125%, 12/15/06.....................       2,172,730
         3,085,000 Progress Energy, Inc. 7.100%, 03/01/11       3,468,290
                                                          ---------------
                                                               13,033,484
                                                          ---------------

                   ELECTRONICS--0.3%
           725,000 Fisher Scientific International, Inc.
                    8.000%, 09/01/13.....................         822,875
         1,175,000 Loral Corp. 7.000%, 09/15/23..........       1,338,410
         1,000,000 PerkinElmer, Inc. 8.875%, 01/15/13....       1,140,000
                                                          ---------------
                                                                3,301,285
                                                          ---------------

                   ENVIRONMENTAL CONTROL--0.1%
         1,550,000 Allied Waste North America, Inc.
                    5.750%, 2/15/11......................       1,457,000
                                                          ---------------

                   FEDERAL AGENCIES--38.9%
         8,147,706 Federal Home Loan Bank
                    5.500%, 07/01/33.....................       8,290,629
            68,875 Federal Home Loan Mortgage Corp.
                    9.000%, 12/1/09......................          73,812
             3,058 Federal National Mortgage Association
                    7.750%, 09/01/06.....................           3,075
            42,901 Federal National Mortgage Association
                    7.750%, 03/01/08.....................          44,240
             4,669 Federal National Mortgage Association
                    7.750%, 04/01/08.....................           4,815
            12,081 Federal National Mortgage Association
                    8.000%, 06/01/08.....................          12,659
            85,660 Federal National Mortgage Association
                    8.250%, 07/01/08.....................          88,948
           100,773 Federal National Mortgage Association
                    8.500%, 02/01/09.....................         107,086
            19,620 Federal National Mortgage Association
                    8.500%, 09/01/09.....................          20,665
        35,750,000 Federal National Mortgage Association
                    4.125%, 04/15/14.....................      34,649,186
           441,984 Federal National Mortgage Association
                    6.500%, 07/01/14.....................         469,106

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-107

METROPOLITAN SERIES FUND, INC.

 BLACKROCK BOND INCOME PORTFOLIO (FORMERLY STATE STREET RESEARCH BOND INCOME PORTFOLIO)

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

BONDS & NOTES--(CONTINUED)


         FACE                                                  VALUE
        AMOUNT                                                (NOTE 1)
     ---------------------------------------------------------------------

                  FEDERAL AGENCIES--(CONTINUED)
     $     17,363 Federal National Mortgage Association
                   9.000%, 04/01/16....................... $        18,930
        1,078,811 Federal National Mortgage Association
                   6.000%, 07/01/16.......................       1,131,502
        5,972,488 Federal National Mortgage Association
                   6.500%, 04/01/17.......................       6,334,428
        3,374,453 Federal National Mortgage Association
                   5.000%, 06/01/18.......................       3,431,691
        2,514,081 Federal National Mortgage Association
                   4.500%, 10/01/18.......................       2,511,739
        3,636,833 Federal National Mortgage Association
                   5.000%, 06/01/23.......................       3,654,942
        2,176,631 Federal National Mortgage Association
                   5.500%, 01/01/24.......................       2,226,616
          393,356 Federal National Mortgage Association
                   6.500%, 11/01/27.......................         414,048
        2,702,062 Federal National Mortgage Association
                   6.500%, 12/01/29 (d)...................       2,841,012
        4,928,697 Federal National Mortgage Association
                   5.500%, 04/01/33.......................       5,007,957
       11,616,279 Federal National Mortgage Association
                   5.000%, 11/01/33.......................      11,548,137
        8,886,610 Federal National Mortgage Association
                   5.500%, 11/01/33.......................       9,029,518
       13,411,231 Federal National Mortgage Association
                   5.500%, 01/01/34.......................      13,626,901
       17,731,574 Federal National Mortgage Association
                   5.000%, 03/01/34.......................      17,627,559
        5,200,000 Federal National Mortgage Association
                   4.000%, TBA............................       5,074,878
       50,150,000 Federal National Mortgage Association
                   4.500%, TBA............................      49,388,774
       54,550,000 Federal National Mortgage Association
                   5.000%, TBA............................      55,037,781
       30,650,000 Federal National Mortgage Association
                   5.500%, TBA............................      31,303,234
       54,675,000 Federal National Mortgage Association
                   6.000%, TBA............................      56,685,969
       19,800,000 Federal National Mortgage Association
                   6.500%, TBA............................      20,759,072
            8,899 Government National Mortgage Association
                   7.500%, 05/15/07.......................           9,263
          721,074 Government National Mortgage Association
                   7.500%, 12/15/14.......................         769,720
           11,338 Government National Mortgage Association
                   9.000%, 10/15/16.......................          12,687
           19,831 Government National Mortgage Association
                   8.500%, 01/15/17.......................          21,859
           13,966 Government National Mortgage Association
                   8.500%, 02/15/17.......................          15,395
           28,781 Government National Mortgage Association
                   8.500%, 03/15/17.......................          31,726
           26,767 Government National Mortgage Association
                   8.500%, 05/15/17.......................          29,506
            2,809 Government National Mortgage Association
                   8.500%, 10/15/21.......................           3,089

       FACE                                                      VALUE
      AMOUNT                                                    (NOTE 1)
   -------------------------------------------------------------------------

                FEDERAL AGENCIES--(CONTINUED)
   $      4,708 Government National Mortgage Association
                 8.500%, 11/15/21........................... $         5,179
          6,710 Government National Mortgage Association
                 8.500%, 05/15/22...........................           7,374
        510,353 Government National Mortgage Association
                 6.500%, 05/15/29...........................         538,195
         63,865 Government National Mortgage Association
                 8.000%, 11/15/29...........................          69,353
      8,912,988 Government National Mortgage Association
                 5.500%, 04/15/33...........................       9,111,802
      2,768,199 Government National Mortgage Association
                 6.000%, 09/20/33...........................       2,867,374
     13,575,093 Government National Mortgage Association
                 5.000%, 10/20/33...........................      13,583,211
      4,552,870 Government National Mortgage Association
                 6.000%, 10/20/33...........................       4,731,526
      6,159,547 Government National Mortgage Association
                 6.000%, 11/20/33...........................       6,380,222
      4,609,098 Government National Mortgage Association
                 6.000%, 02/20/34...........................       4,774,506
     10,175,000 Government National Mortgage Association
                 5.500%, TBA................................      10,381,675
      2,900,000 Government National Mortgage Association
                 6.500%, TBA................................       3,050,437
                                                             ---------------
                                                                 397,813,008
                                                             ---------------

                FINANCE & BANKING--7.8%
      2,600,000 Bank of America Corp. 7.400%, 01/15/11......       3,011,783
      1,513,000 Bank of America Institutional Capital (144A)
                 8.070%, 12/31/26...........................       1,665,389
      1,475,000 Bombardier Capital, Inc.
                 4.670%, 05/30/13 (d).......................       1,471,901
      2,175,000 CIT Group, Inc. 4.125%, 02/21/06............       2,197,102
      1,400,000 Citigroup Capital II 7.750%, 12/01/36.......       1,519,083
      7,082,000 Citigroup, Inc. (144A) 5.000%, 09/15/14.....       7,116,164
        950,000 Crestar Capital Trust I 8.160%, 12/15/26....       1,058,353
      2,500,000 ERAC USA Finance Co. (144A)
                 6.625%, 02/15/05...........................       2,509,892
        450,000 ERAC USA Finance Co. (144A)
                 8.250%, 05/01/05...........................         457,416
      1,375,000 ERAC USA Finance Co. (144A)
                 6.625%, 05/15/06...........................       1,427,711
      1,600,000 ERAC USA Finance Co. (144A)
                 7.350%, 06/15/08...........................       1,767,571
      1,750,000 First National Bank of Boston
                 7.375%, 09/15/06...........................       1,866,067
      1,825,000 First Union Capital I 7.935%, 01/15/27......       2,043,060
      4,875,000 Ford Motor Credit Co. 7.375%, 10/28/09......       5,258,506
      4,925,000 General Electric Capital Corp.
                 6.125%, 02/22/11...........................       5,394,796
      2,600,000 General Motors Acceptance Corp.
                 7.250%, 03/02/11...........................       2,722,101
        625,000 General Motors Acceptance Corp.
                 8.000%, 11/01/31...........................         642,428
      4,575,000 Household Finance Corp.
                 6.375%, 10/15/11...........................       5,052,612

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-108

METROPOLITAN SERIES FUND, INC.

 BLACKROCK BOND INCOME PORTFOLIO (FORMERLY STATE STREET RESEARCH BOND INCOME PORTFOLIO)

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

BONDS & NOTES--(CONTINUED)


        FACE                                                       VALUE
       AMOUNT                                                     (NOTE 1)
    --------------------------------------------------------------------------

                    FINANCE & BANKING--(CONTINUED)
    $  3,725,000    Household Finance Corp.
                     6.375%, 11/27/12......................... $     4,115,689
       4,375,000    International Lease Finance Corp.
                     5.750%, 02/15/07 (c).....................       4,563,269
       3,900,000    John Hancock Global Funding (144A)
                     7.900%, 07/02/10.........................       4,566,416
       4,850,000    MBNA Corp. 5.625%, 11/30/07...............       5,084,066
       1,675,000    Mellon Capital II 7.995%, 01/15/27........       1,845,857
       4,150,000    Simon Debartolo Group, L.P.
                     6.875%, 11/15/2006.......................       4,394,825
       1,650,000    Sprint Capital Corp. 8.750%, 03/15/32.....       2,198,310
       1,650,000    U.S. Bancorp Capital I 8.270%, 12/15/26...       1,828,707
       2,875,000    Verizon Global Funding Corp.
                     7.750%, 12/01/30.........................       3,574,562
                                                               ---------------
                                                                    79,353,636
                                                               ---------------

                    FINANCIAL SERVICES--0.3%
       2,675,000    Countrywide Home Loans, Inc.
                     4.125%, 09/15/09.........................       2,663,008
                                                               ---------------

                    FOOD & BEVERAGES--0.1%
       1,425,000    Smithfield Foods, Inc. 7.000%, 08/01/11...       1,521,188
                                                               ---------------

                    FOREST PRODUCTS & PAPER--0.4%
       2,275,000    International Paper Co.
                     6.750%, 09/01/11 (c).....................       2,550,577
       1,125,000    Weyerhaeuser Co. 7.375%, 03/15/32.........       1,334,077
                                                               ---------------
                                                                     3,884,654
                                                               ---------------

                    GAS & OIL--0.6%
       2,200,000    Conoco, Inc. 6.950%, 04/15/29.............       2,597,881
         950,000    Enterprise Products Operating, L.P. (144A)
                     5.600%, 10/15/14.........................         958,426
         675,000    Kerr-McGee Corp. 6.875%, 09/15/11.........         760,101
         900,000    Newfield Exploration Co. (144A)
                     6.625%, 09/01/14.........................         951,750
         975,000    Plains Exploration & Production Co.
                     7.125%, 06/15/14 (c).....................       1,062,750
                                                               ---------------
                                                                     6,330,908
                                                               ---------------

                    GAS & PIPELINE UTILITIES--0.2%
       1,950,000    Halliburton Co. (144A)
                     1.920%, 01/26/07 (d).....................       1,950,704
                                                               ---------------

                    HEALTH CARE--0.1%
       1,000,000    Alderwoods Group, Inc. (144A)
                     7.750%, 09/15/12.........................       1,080,000
                                                               ---------------

                    INDUSTRIAL MACHINERY--0.1%
       1,025,000    Kennametal, Inc. 7.200%, 06/15/12.........       1,139,016
                                                               ---------------

                    INVESTMENT BROKERAGE--2.1%
       1,125,000    J.P. Morgan Capital Trust I
                     7.540%, 01/15/27 (c).....................       1,209,363

         FACE                                                  VALUE
        AMOUNT                                                (NOTE 1)
     ---------------------------------------------------------------------

                  INVESTMENT BROKERAGE--(CONTINUED)
     $  3,400,000 J.P. Morgan Chase & Co.
                   6.750%, 02/01/11....................... $     3,819,584
        1,987,000 Lehman Brothers Holdings, Inc.
                   4.000%, 01/22/08.......................       2,000,712
        2,200,000 Lehman Brothers Holdings, Inc.
                   3.950%, 11/10/09 (c)...................       2,177,802
        3,000,000 Merrill Lynch & Co., Inc.
                   3.700%, 04/21/08.......................       2,991,855
        4,975,000 Morgan Stanley 4.750%, 04/01/14.........       4,847,680
        4,000,000 The Goldman Sachs Group, Inc.
                   6.875%, 01/15/11.......................       4,512,712
                                                           ---------------
                                                                21,559,708
                                                           ---------------

                  INVESTMENT COMPANIES--1.9%
       19,350,000 Dow Jones CDC.NA.HY.3 Trust 3 (144A)
                   8.000%, 12/29/09.......................      19,845,844
                                                           ---------------

                  MEDIA--1.1%
        4,525,000 Comcast Corp. 7.050%, 03/15/33 (c)......       5,177,632
        1,375,000 EchoStar DBS Corp. 5.750%, 10/01/08.....       1,392,187
        1,500,000 Lamar Media Corp. 7.250%, 01/01/13......       1,620,000
          200,000 Scientific Games Corp. (144A)
                   6.250%, 12/15/12.......................         203,500
          150,000 Time Warner Entertainment Co., L.P.
                   8.375%, 03/15/23.......................         188,056
        2,100,000 Time Warner, Inc. 7.700%, 05/01/32......       2,568,548
                                                           ---------------
                                                                11,149,923
                                                           ---------------

                  METALS & MINING--0.2%
        1,625,000 Corporacion Nacional del Cobre (144A)
                   4.750%, 10/15/14.......................       1,592,903
          700,000 Inco, Ltd. 7.200%, 09/15/32.............         815,848
                                                           ---------------
                                                                 2,408,751
                                                           ---------------

                  REAL ESTATE--1.0%
        2,325,000 ERP Operating, L.P. 6.630%, 04/13/15 (d)       2,348,643
        1,300,000 iStar Financial, Inc. (REIT)
                   7.000%, 03/15/08.......................       1,399,846
        2,150,000 Merry Land & Investment Co., Inc. (REIT)
                   7.250%, 06/15/05.......................       2,188,702
        1,800,000 Reckson Operating Partnership (REIT)
                   5.875%, 08/15/14.......................       1,867,088
        2,375,000 Vornado Realty Trust (REIT)
                   5.625%, 06/15/07.......................       2,465,794
                                                           ---------------
                                                                10,270,073
                                                           ---------------

                  RETAIL--0.2%
          375,000 K2, Inc. (144A) 7.375%, 07/01/14........         410,625
          956,000 Saks, Inc. 7.000%, 12/01/13.............         976,315
          270,000 The Kroger Co. 7.800%, 08/15/07.........         296,282
                                                           ---------------
                                                                 1,683,222
                                                           ---------------

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-109

METROPOLITAN SERIES FUND, INC.

 BLACKROCK BOND INCOME PORTFOLIO (FORMERLY STATE STREET RESEARCH BOND INCOME PORTFOLIO)

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

BONDS & NOTES--(CONTINUED)


          FACE                                                    VALUE
         AMOUNT                                                  (NOTE 1)
      -----------------------------------------------------------------------

                      TELECOMMUNICATIONS--0.3%
      $  1,500,000    AT&T Wireless Services, Inc.
                       8.750%, 03/01/31...................... $     2,022,470
         1,350,000    SBC Communications, Inc.
                       5.100%, 09/15/14......................       1,362,547
                                                              ---------------
                                                                    3,385,017
                                                              ---------------

                      U.S. TREASURY--14.8%
         9,075,000    United States Treasury Bond Strips Zero
                       Coupon, 08/15/25......................       3,187,430
        12,300,000    United States Treasury Bonds
                       7.250%, 05/15/16......................      15,396,144
        14,875,000    United States Treasury Bonds
                       8.875%, 02/15/19......................      21,399,666
        11,775,000    United States Treasury Bonds
                       6.250%, 08/15/23......................      13,785,487
         7,300,000    United States Treasury Bonds
                       6.250%, 05/15/30......................       8,727,778
        24,875,000    United States Treasury Notes
                       7.000%, 07/15/06......................      26,373,321
         3,725,000    United States Treasury Notes
                       5.625%, 05/15/08......................       3,995,353
        13,100,000    United States Treasury Notes
                       6.500%, 02/15/10......................      14,831,139
        21,450,000    United States Treasury Notes
                       5.750%, 08/15/10......................      23,615,956
        19,725,000    United States Treasury Notes
                       4.000%, 11/15/12......................      19,691,862
                                                              ---------------
                                                                  151,004,136
                                                              ---------------

                      YANKEE--5.1%
           750,000    Alcan, Inc. 6.125%, 12/15/33...........         793,790
         1,425,000    British Telecommunications, Plc.
                       8.875%, 12/15/30 (d)..................       1,908,105
           850,000    Corporacion Andina de Fomento
                       6.875%, 03/15/12......................         955,221
         1,675,000    Deutsche Telekom International Finance
                       8.750%, 06/15/30 (d)..................       2,211,767
         2,025,000    EnCana Corp. 6.500%, 08/15/34..........       2,223,049
         1,375,000    Federative Republic of Brazil
                       11.000%, 08/17/40 (c).................       1,631,438
         1,300,000    France Telecom S.A.
                       9.250%, 03/01/31 (d) (c)..............       1,762,270
         1,050,000    Luscar Coal, Ltd. 9.750%, 10/15/11.....       1,191,750
         1,875,000    Petroleos Mexicanos
                       6.500%, 02/01/05 (d)..................       1,881,000
         1,875,000    Petronas Capital, Ltd. (144A)
                       7.875%, 05/22/22......................       2,339,077
         3,500,000    Republic of Argentina 1.980%, 08/03/12.       2,975,000
         2,850,000    Republic of Chile 5.625%, 07/23/07.....       2,985,090
         1,350,000    Republic of Columbia 10.750%, 01/15/13.       1,613,250
         1,450,000    Republic of Malaysia 7.500%, 07/15/11..       1,693,938
         3,550,000    Republic of Panama 7.250%, 03/15/15....       3,692,000
         1,232,000    Republic of Peru 5.000%, 03/07/17 (d)..       1,176,560
         1,025,000    Republic of South Africa
                       9.125%, 05/19/09......................       1,214,625
         1,550,000    Republic of South Africa
                       6.500%, 06/02/14......................       1,697,250

         FACE                                                  VALUE
        AMOUNT                                                (NOTE 1)
     ---------------------------------------------------------------------

                  YANKEE--(CONTINUED)
     $  3,000,000 Republic of Turkey 7.250%, 03/15/15.... $     3,082,500
        2,075,000 Republic of Venezuela
                   10.750%, 09/19/13 (c).................       2,484,812
          775,000 Rogers Wireless Communications, Inc.
                   6.375%, 03/01/14......................         767,250
          875,000 State of Qatar (144A) 9.750%, 06/15/30.       1,268,750
        2,925,000 Telecom Italia Capital (144A)
                   4.950%, 09/30/14......................       2,865,737
        5,200,000 United Mexican States 4.625%, 10/08/08.       5,265,000
        1,075,000 United Mexican States
                   6.625%, 03/03/15 (c)..................       1,154,550
          975,000 United Mexican States 8.300%, 08/15/31.       1,142,700
                                                          ---------------
                                                               51,976,479
                                                          ---------------
                  Total Bonds & Notes
                   (Identified Cost $968,354,205)........     980,968,925
                                                          ---------------

     SHORT TERM INVESTMENTS--26.8%
     ---------------------------------------------------------------------

                  COMMERCIAL PAPER--24.8%
       20,000,000 Bank of America Corp. 2.011%, 01/18/05.      19,981,111
       16,000,000 Caterpillar Financial Services Corp.
                   2.252%, 01/11/05......................      15,990,000
       21,584,000 General Electric Capital Corp.
                   2.275%, 01/13/05......................      21,567,668
        3,783,000 General Electric Capital Corp.
                   2.221%, 02/10/05......................       3,773,711
       23,000,000 International Lease Finance Corp.
                   2.126%, 01/06/05......................      22,993,228
        8,539,000 International Lease Finance Corp.
                   2.359%, 02/10/05......................       8,516,703
       13,769,000 Merck & Co., Inc. 2.306%, 01/24/05.....      13,748,767
       21,911,000 Morgan Stanley 2.332%, 01/12/05........      21,895,401
       12,937,000 Morgan Stanley 2.324%, 01/13/05........      12,926,995
       30,000,000 Royal Bank of Scotland 2.360%, 02/15/05      29,911,875
       15,000,000 The Goldman Sachs Group, L.P.
                   2.333%, 01/10/05......................      14,991,263
        5,271,000 Toyota Motor Credit Co.
                   2.237%, 01/18/05......................       5,265,450
       26,874,000 Toyota Motor Credit Co.
                   2.325%, 01/20/05......................      26,841,094
        6,231,000 UBS Finance, Inc. 2.200%, 01/03/05.....       6,230,238
       25,000,000 UBS Finance, Inc. 2.153%, 01/18/05.....      24,974,677
        2,500,000 UBS Finance, Inc. 2.303%, 01/18/05.....       2,497,285
        1,738,000 UBS Finance, Inc. 2.235%, 02/28/05.....       1,731,784
                                                          ---------------
                                                              253,837,250
                                                          ---------------

                  DISCOUNT NOTES--2.0%
       20,000,000 Federal National Mortgage Association
                   1.970%, 01/12/05......................      19,987,961
                                                          ---------------
                  Total Short Term Investments
                   (Identified Cost $273,825,211)........     273,825,211
                                                          ---------------
                  Total Investments--122.7%
                   (Identified Cost $1,242,179,416) (a)..   1,254,794,136
                  Other assets less liabilities..........    (231,852,104)
                                                          ---------------
                  TOTAL NET ASSETS--100%................. $ 1,022,942,032
                                                          ===============

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-110

METROPOLITAN SERIES FUND, INC.

 BLACKROCK BOND INCOME PORTFOLIO (FORMERLY STATE STREET RESEARCH BOND INCOME PORTFOLIO)

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004



FUTURES CONTRACTS

                                                                                      UNREALIZED
                                  EXPIRATION NUMBER OF   CONTRACT    VALUATION AS OF APPRECIATION/
FUTURES CONTRACTS LONG               DATE    CONTRACTS    AMOUNT       12/31/2004    DEPRECIATION
----------------------            ---------- --------- ------------  --------------- -------------
Interest Rate Swap 10 Year Future 3/21/2005     364    $ 40,163,851   $ 40,142,375     $ (21,476)
U.S. Treasury Note 2 Year Future. 3/21/2005     388      81,356,868     81,322,375       (34,493)
U.S. Treasury Note 5 Year Future. 3/21/2005     217      23,759,485     23,768,281         8,796

FUTURES CONTRACTS SHORT
-----------------------
U.S. Treasury Note 10 Year Future 3/21/2005    (656)    (73,284,576)   (73,431,000)     (146,424)
                                                                                       ---------
Net Unrealized Depreciation.........................................................   $(193,597)
                                                                                       =========

                See accompanying notes to financial statements.

                                    MSF-111

METROPOLITAN SERIES FUND, INC.

 BLACKROCK BOND INCOME PORTFOLIO (FORMERLY STATE STREET RESEARCH BOND INCOME PORTFOLIO)


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2004

    ASSETS
      Investments at value.....................              $1,254,794,136
      Cash.....................................                         378
      Collateral for securities loaned.........                 148,044,233
      Receivable for:
       Securities sold.........................                  38,230,870
       Fund shares sold........................                   4,145,258
       Accrued interest........................                   8,677,892
       Futures variation margin................                      61,681
                                                             --------------
        Total Assets...........................               1,453,954,448
    LIABILITIES
      Payable for:
       Fund shares redeemed.................... $    687,027
       Securities purchased....................  281,727,451
       Return of collateral for securities
        loaned.................................  148,044,233
      Accrued expenses:
       Management fees.........................      343,677
       Service and distribution fees...........       37,440
       Deferred directors fees.................       79,369
       Other expenses..........................       93,219
                                                ------------
        Total Liabilities......................                 431,012,416
                                                             --------------
    NET ASSETS.................................              $1,022,942,032
                                                             ==============
      Net assets consist of:
       Capital paid in.........................              $  961,377,279
       Undistributed net investment income.....                  40,623,739
       Accumulated net realized gains
        (losses)...............................                   8,519,891
       Unrealized appreciation (depreciation)
        on investments and futures
        contracts..............................                  12,421,123
                                                             --------------
    NET ASSETS.................................              $1,022,942,032
                                                             ==============
    Computation of offering price:
    CLASS A
    Net asset value and redemption price per
     share ($814,560,099 divided by
     7,162,705 shares outstanding).............              $       113.72
                                                             ==============
    CLASS B
    Net asset value and redemption price per
     share ($143,107,281 divided by
     1,272,448 shares outstanding).............              $       112.47
                                                             ==============
    CLASS E
    Net asset value and redemption price per
     share ($65,274,652 divided by
     577,828 shares outstanding)...............              $       112.97
                                                             ==============
    Identified cost of investments.............              $1,242,179,416
                                                             ==============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2004

     INVESTMENT INCOME
       Interest................................              $40,676,503(a)
                                                             -----------
     EXPENSES
       Management fees......................... $ 4,028,376
       Service and distribution fees--Class B..     276,423
       Service and distribution fees--Class E..      88,849
       Directors' fees and expenses............      26,467
       Custodian...............................     217,406
       Audit and tax services..................      25,121
       Legal...................................      23,998
       Printing................................     294,094
       Insurance...............................      22,235
       Miscellaneous...........................       4,553
                                                -----------
       Total expenses..........................                5,007,522
                                                             -----------
     NET INVESTMENT INCOME.....................               35,668,981
                                                             -----------
     REALIZED AND UNREALIZED GAIN (LOSS)
     Realized gain (loss) on:
       Investments--net........................  18,680,389
       Options--net............................      74,329
       Futures contracts--net..................  (1,559,603)
       Foreign currency transactions--net......    (314,509)  16,880,606
                                                -----------
     Unrealized appreciation (depreciation) on:
       Investments--net........................  (9,296,200)
       Futures contracts--net..................    (175,124)  (9,471,324)
                                                -----------  -----------
     Net gain (loss)...........................                7,409,282
                                                             -----------
     NET INCREASE (DECREASE) IN NET ASSETS
      FROM OPERATIONS..........................              $43,078,263
                                                             ===========

(a)Includes income on securities loaned of $97,481.

                See accompanying notes to financial statements.

                                    MSF-112

METROPOLITAN SERIES FUND, INC.

 BLACKROCK BOND INCOME PORTFOLIO (FORMERLY STATE STREET RESEARCH BOND INCOME PORTFOLIO)

STATEMENT OF CHANGES IN NET ASSETS


                                                                       YEAR ENDED      YEAR ENDED
                                                                      DECEMBER 31,    DECEMBER 31,
                                                                          2004            2003
                                                                     --------------  --------------
FROM OPERATIONS
  Net investment income............................................. $   35,668,981  $   37,463,876
  Net realized gain (loss)..........................................     16,880,606      32,858,094
  Unrealized appreciation (depreciation)............................     (9,471,324)    (12,770,089)
                                                                     --------------  --------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................     43,078,263      57,551,881
                                                                     --------------  --------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................    (34,576,323)    (29,394,621)
    Class B.........................................................     (3,976,521)     (1,861,712)
    Class E.........................................................     (2,362,593)       (850,252)
                                                                     --------------  --------------
                                                                        (40,915,437)    (32,106,585)
                                                                     --------------  --------------
   Net realized gain
    Class A.........................................................    (14,435,269)              0
    Class B.........................................................     (1,731,879)              0
    Class E.........................................................     (1,006,674)              0
                                                                     --------------  --------------
                                                                        (17,173,822)              0
                                                                     --------------  --------------
  TOTAL DISTRIBUTIONS...............................................    (58,089,259)    (32,106,585)
                                                                     --------------  --------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.     19,770,599     (12,640,076)
                                                                     --------------  --------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................      4,759,603      12,805,220

NET ASSETS
  Beginning of the period...........................................  1,018,182,429   1,005,377,209
                                                                     --------------  --------------
  End of the period................................................. $1,022,942,032  $1,018,182,429
                                                                     ==============  ==============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $   40,623,739  $   40,905,525
                                                                     ==============  ==============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                       YEAR ENDED                 YEAR ENDED
                                                                   DECEMBER 31, 2004          DECEMBER 31, 2003
                                                               -------------------------  -------------------------
                                                                 SHARES          $          SHARES          $
                                                               ----------  -------------  ----------  -------------
CLASS A
  Sales.......................................................    792,346  $  88,779,665     869,841  $  98,947,041
  Reinvestments...............................................    448,290     49,011,592     263,369     29,394,621
  Redemptions................................................. (1,701,977)  (191,608,040) (1,841,075)  (209,080,650)
                                                               ----------  -------------  ----------  -------------
  Net increase (decrease).....................................   (461,341) $ (53,816,783)   (707,865) $ (80,738,988)
                                                               ==========  =============  ==========  =============
CLASS B
  Sales.......................................................    610,575  $  68,057,046     427,279  $  48,252,143
  Reinvestments...............................................     52,700      5,708,400      16,813      1,861,712
  Redemptions.................................................   (186,723)   (20,811,316)    (74,610)    (8,401,092)
                                                               ----------  -------------  ----------  -------------
  Net increase (decrease).....................................    476,552  $  52,954,130     369,482  $  41,712,763
                                                               ==========  =============  ==========  =============
CLASS E
  Sales.......................................................    298,502  $  33,713,876     338,267  $  38,288,609
  Reinvestments...............................................     30,990      3,369,267       7,653        850,252
  Redemptions.................................................   (147,691)   (16,449,891)   (113,068)   (12,752,712)
                                                               ----------  -------------  ----------  -------------
  Net increase (decrease).....................................    181,801  $  20,633,252     232,852  $  26,386,149
                                                               ==========  =============  ==========  =============
  Increase (decrease) derived from capital share transactions.    197,012  $  19,770,599    (105,531) $ (12,640,076)
                                                               ==========  =============  ==========  =============

                See accompanying notes to financial statements.

                                    MSF-113

METROPOLITAN SERIES FUND, INC.

 BLACKROCK BOND INCOME PORTFOLIO (FORMERLY STATE STREET RESEARCH BOND INCOME PORTFOLIO)

FINANCIAL HIGHLIGHTS


                                                                              CLASS A
                                                          ------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                                          ------------------------------------------------
                                                            2004      2003      2002      2001      2000
                                                          --------  --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD..................... $ 115.62  $ 112.74  $ 109.33  $ 109.66  $ 101.40
                                                          --------  --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income..................................     4.44      4.55      5.30      5.92      7.82
  Net realized and unrealized gain (loss) on investments.     0.41      1.93      3.57      3.20      0.44
                                                          --------  --------  --------  --------  --------
  Total from investment operations.......................     4.85      6.48      8.87      9.12      8.26
                                                          --------  --------  --------  --------  --------
LESS DISTRIBUTIONS
  Distributions from net investment income...............    (4.76)    (3.60)    (5.46)    (9.45)     0.00
  Distributions from net realized capital gains..........    (1.99)     0.00      0.00      0.00      0.00
                                                          --------  --------  --------  --------  --------
  Total distributions....................................    (6.75)    (3.60)    (5.46)    (9.45)     0.00
                                                          --------  --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD........................... $ 113.72  $ 115.62  $ 112.74  $ 109.33  $ 109.66
                                                          ========  ========  ========  ========  ========
TOTAL RETURN (%).........................................      4.4       5.9       8.5       8.8       8.1
Ratio of operating expenses to average net assets (%)....     0.46      0.47      0.51      0.49      0.47
Ratio of net investment income to average net assets (%).     3.57      3.69      4.53      5.99      7.37
Portfolio turnover rate (%)..............................      458       428       356       271        81
Net assets, end of period (000).......................... $814,560  $881,513  $939,369  $349,417  $283,140

                                                                           CLASS B
                                                          ---------------------------------------
                                                                                      MAY 1, 2001(A)
                                                            YEAR ENDED DECEMBER 31,      THROUGH
                                                          --------------------------   DECEMBER 31,
                                                            2004      2003     2002        2001
                                                          --------  -------  -------  --------------
NET ASSET VALUE, BEGINNING OF PERIOD..................... $ 114.51  $111.84  $108.70     $103.37
                                                          --------  -------  -------     -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income..................................     3.78     3.57     5.41        0.84
  Net realized and unrealized gain (loss) on investments.     0.73     2.58     3.11        4.49
                                                          --------  -------  -------     -------
  Total from investment operations.......................     4.51     6.15     8.52        5.33
                                                          --------  -------  -------     -------
LESS DISTRIBUTIONS
  Distributions from net investment income...............    (4.56)   (3.48)   (5.38)       0.00
  Distributions from net realized capital gains..........    (1.99)    0.00     0.00        0.00
                                                          --------  -------  -------     -------
  Total distributions....................................    (6.55)   (3.48)   (5.38)       0.00
                                                          --------  -------  -------     -------
NET ASSET VALUE, END OF PERIOD........................... $ 112.47  $114.51  $111.84     $108.70
                                                          ========  =======  =======     =======
TOTAL RETURN (%).........................................      4.2      5.6      8.2         5.2(b)
Ratio of operating expenses to average net assets (%)....     0.71     0.72     0.76        0.74(c)
Ratio of net investment income to average net assets (%).     3.35     3.40     4.28        5.07(c)
Portfolio turnover rate (%)..............................      458      428      356         271
Net assets, end of period (000).......................... $143,107  $91,135  $47,690     $ 7,931

                                                                        CLASS E
                                                          --------------------------------
                                                             YEAR ENDED            APRIL 23, 2002(A)
                                                            DECEMBER 31,                THROUGH
                                                          ----------------           DECEMBER 31,
                                                            2004     2003                2002
                                                          -------  -------         -----------------
NET ASSET VALUE, BEGINNING OF PERIOD..................... $114.98  $112.26              $105.14
                                                          -------  -------              -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income..................................    3.52     3.19                 1.70
  Net realized and unrealized gain (loss) on investments.    1.12     3.09                 5.42
                                                          -------  -------              -------
  Total from investment operations.......................    4.64     6.28                 7.12
                                                          -------  -------              -------
LESS DISTRIBUTIONS
  Distributions from net investment income...............   (4.66)   (3.56)                0.00
  Distributions from net realized capital gains..........   (1.99)    0.00                 0.00
                                                          -------  -------              -------
  Total distributions....................................   (6.65)   (3.56)                0.00
                                                          -------  -------              -------
NET ASSET VALUE, END OF PERIOD........................... $112.97  $114.98              $112.26
                                                          =======  =======              =======
TOTAL RETURN (%).........................................     4.3      5.7                  6.8(b)
Ratio of operating expenses to average net assets (%)....    0.61     0.62                 0.66(c)
Ratio of net investment income to average net assets (%).    3.44     3.48                 4.25(c)
Portfolio turnover rate (%)..............................     458      428                  356
Net assets, end of period (000).......................... $65,275  $45,534              $18,318

(a)Commencement of operations
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.

                See accompanying notes to financial statements.

                                    MSF-114

METROPOLITAN SERIES FUND, INC.

 MFS TOTAL RETURN PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

COMMON STOCKS--59.0% OF TOTAL NET ASSETS

                                                             VALUE
           SHARES                                           (NOTE 1)
         --------------------------------------------------------------

                     AEROSPACE & DEFENSE--1.9%
              87,440 Lockheed Martin Corp................ $   4,857,292
              23,046 Northrop Grumman Corp...............     1,252,781
              10,340 Precision Castparts Corp............       679,131
              19,210 United Technologies Corp............     1,985,353
                                                          -------------
                                                              8,774,557
                                                          -------------

                     AIRLINES--0.1%
              34,300 Southwest Airlines Co...............       558,404
                                                          -------------

                     AUTOMOBILES--0.1%
              14,800 Toyota Motor Corp., (JPY)...........       602,914
                                                          -------------

                     BEVERAGES--0.6%
              28,310 Diageo, Plc., (GBP).................       402,777
              45,935 PepsiCo, Inc........................     2,397,807
                                                          -------------
                                                              2,800,584
                                                          -------------

                     BIOTECHNOLOGY--0.2%
              34,270 MedImmune, Inc. (b).................       929,060
                                                          -------------

                     BUILDING PRODUCTS--0.4%
              44,830 Masco Corp..........................     1,637,640
                                                          -------------

                     CAPITAL MARKETS--3.1%
              11,840 Franklin Resources, Inc.............       824,656
               5,080 Lehman Brothers Holdings, Inc.......       444,398
             152,890 Mellon Financial Corp...............     4,756,408
              73,110 Merrill Lynch & Co., Inc............     4,369,785
              34,630 Morgan Stanley......................     1,922,658
              21,080 The Goldman Sachs Group, Inc........     2,193,163
                                                          -------------
                                                             14,511,068
                                                          -------------

                     CHEMICALS--2.4%
              28,604 Air Products & Chemicals, Inc.......     1,658,174
              66,000 E. I. du Pont de Nemours & Co.......     3,237,300
              22,820 Monsanto Co.........................     1,267,651
              32,000 PPG Industries, Inc.................     2,181,120
               3,760 Praxair, Inc........................       166,004
               8,470 Syngenta AG, (CHF)..................       896,147
              31,550 The Dow Chemical Co.................     1,562,040
                                                          -------------
                                                             10,968,436
                                                          -------------

                     COMMERCIAL BANKS--3.8%
             175,528 Bank of America Corp................     8,248,061
              76,280 PNC Financial Services Group, Inc...     4,381,523
              46,070 SunTrust Banks, Inc.................     3,403,651
              34,030 U.S. Bancorp........................     1,065,820
              10,180 Wells Fargo & Co....................       632,687
                                                          -------------
                                                             17,731,742
                                                          -------------

                     COMMERCIAL SERVICES & SUPPLIES--0.4%
              46,400 Cendant Corp........................     1,084,832
              41,600 Nalco Holding Co. (b)...............       812,032
                                                          -------------
                                                              1,896,864
                                                          -------------

                                                             VALUE
          SHARES                                            (NOTE 1)
        ---------------------------------------------------------------

                    COMMUNICATIONS EQUIPMENT--1.6%
             21,830 Cisco Systems, Inc. (b).............. $     421,319
            219,200 Nokia Corp. (ADR)....................     3,434,864
            963,840 Nortel Networks Corp. (b)............     3,363,802
                                                          -------------
                                                              7,219,985
                                                          -------------

                    COMPUTERS & PERIPHERALS--0.3%
             16,000 Dell, Inc. (b).......................       674,240
             17,014 Hewlett-Packard Co...................       356,783
              1,760 International Business Machines Corp.       173,501
                                                          -------------
                                                              1,204,524
                                                          -------------

                    CONSUMER FINANCE--0.7%
             33,020 American Express Co..................     1,861,337
             52,390 MBNA Corp............................     1,476,874
                                                          -------------
                                                              3,338,211
                                                          -------------

                    CONTAINERS & PACKAGING--1.1%
            182,970 Owens-Illinois, Inc. (b).............     4,144,271
             55,290 Smurfit-Stone Container Corp. (b)....     1,032,817
                                                          -------------
                                                              5,177,088
                                                          -------------

                    DIVERSIFIED FINANCIAL SERVICES--3.0%
            145,678 Citigroup, Inc.......................     7,018,766
            172,748 JPMorgan Chase & Co..................     6,738,899
                                                          -------------
                                                             13,757,665
                                                          -------------

                    DIVERSIFIED TELECOMMUNICATION SERVICES--4.1%
             40,840 SBC Communications, Inc..............     1,052,447
            376,040 Sprint Corp..........................     9,344,594
             12,480 TELUS Corp., (CAD)...................       360,365
            196,760 Verizon Communications, Inc..........     7,970,747
                                                          -------------
                                                             18,728,153
                                                          -------------

                    ELECTRIC UTILITIES--1.3%
             22,540 Cinergy Corp.........................       938,340
             27,520 Entergy Corp.........................     1,860,077
             22,000 Exelon Corp..........................       969,540
              4,051 FirstEnergy Corp.....................       160,055
              1,600 FPL Group, Inc.......................       119,600
             23,060 PPL Corp.............................     1,228,637
              8,690 TXU Corp.............................       561,026
                                                          -------------
                                                              5,837,275
                                                          -------------

                    ELECTRICAL EQUIPMENT--0.4%
              8,200 Cooper Industries, Ltd. (Class A)....       556,698
             13,850 Emerson Electric Co..................       970,885
              9,400 Hubbell, Inc. (Class B)..............       491,620
                                                          -------------
                                                              2,019,203
                                                          -------------

                    ENERGY EQUIPMENT & SERVICES--2.1%
             22,810 BJ Services Co.......................     1,061,577
             31,210 Cooper Cameron Corp. (b).............     1,679,410
             94,970 GlobalSantaFe Corp...................     3,144,457

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-115

METROPOLITAN SERIES FUND, INC.

 MFS TOTAL RETURN PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

COMMON STOCKS--(CONTINUED)


                                                              VALUE
          SHARES                                             (NOTE 1)
        ----------------------------------------------------------------

                    ENERGY EQUIPMENT & SERVICES--(CONTINUED)
             75,830 Noble Corp. (b)....................... $   3,771,784
              3,229 Schlumberger, Ltd.....................       216,182
                                                           -------------
                                                               9,873,410
                                                           -------------

                    FOOD & STAPLES RETAILING--0.2%
            277,210 Rite Aid Corp. (b)....................     1,014,589
                                                           -------------

                    FOOD PRODUCTS--1.9%
             65,451 Archer-Daniels-Midland Co.............     1,460,212
             57,330 General Mills, Inc....................     2,849,874
             37,460 H.J. Heinz Co.........................     1,460,565
             29,380 Kellogg Co............................     1,312,111
              1,612 Nestle S.A., (CHF)....................       421,084
             43,540 Sara Lee Corp.........................     1,051,056
                                                           -------------
                                                               8,554,902
                                                           -------------

                    GAS UTILITIES--0.3%
             19,630 AGL Resources, Inc....................       652,501
              4,150 KeySpan Corp..........................       163,717
             28,660 NiSource, Inc.........................       652,875
                                                           -------------
                                                               1,469,093
                                                           -------------

                    HEALTH CARE EQUIPMENT & SUPPLIES--0.2%
             12,533 Baxter International, Inc.............       432,890
             12,200 Boston Scientific Corp. (b)...........       433,710
                                                           -------------
                                                                 866,600
                                                           -------------

                    HEALTH CARE PROVIDERS & SERVICES--0.8%
             41,630 Apria Healthcare Group, Inc. (b)......     1,371,709
             16,290 HCA, Inc..............................       650,948
            147,810 Tenet Healthcare Corp. (b)............     1,622,954
                                                           -------------
                                                               3,645,611
                                                           -------------

                    HOTELS, RESTAURANTS & LEISURE--0.2%
             24,130 Hilton Hotels Corp....................       548,716
             17,520 McDonald's Corp.......................       561,691
                                                           -------------
                                                               1,110,407
                                                           -------------

                    HOUSEHOLD PRODUCTS--0.6%
             10,110 Colgate-Palmolive Co..................       517,228
             32,439 Kimberly-Clark Corp...................     2,134,810
                                                           -------------
                                                               2,652,038
                                                           -------------

                    IT SERVICES--0.5%
             66,940 Accenture, Ltd. (Class A) (b).........     1,807,380
              6,730 Fiserv, Inc. (b)......................       270,479
                                                           -------------
                                                               2,077,859
                                                           -------------

                    INDUSTRIAL CONGLOMERATES--1.4%
              5,400 3M Co.................................       443,178
            125,230 General Electric Co...................     4,570,895
             35,839 Tyco International, Ltd...............     1,280,886
                                                           -------------
                                                               6,294,959
                                                           -------------

                                                              VALUE
         SHARES                                              (NOTE 1)
       -----------------------------------------------------------------

                   INSURANCE--2.8%
            30,240 AFLAC, Inc............................. $   1,204,762
           114,550 Conseco, Inc. (b)......................     2,285,272
            57,490 Hartford Financial Services Group, Inc.     3,984,632
            93,686 The Allstate Corp......................     4,845,440
             5,420 The Chubb Corp.........................       416,798
                                                           -------------
                                                              12,736,904
                                                           -------------

                   LEISURE EQUIPMENT & PRODUCTS--0.4%
            12,620 Hasbro, Inc............................       244,576
            72,660 Mattel, Inc............................     1,416,143
                                                           -------------
                                                               1,660,719
                                                           -------------

                   MACHINERY--0.7%
            10,620 Caterpillar, Inc.......................     1,035,556
            12,530 Deere & Co.............................       932,232
             2,300 Illinois Tool Works, Inc...............       213,164
             5,820 Ingersoll-Rand Co., Ltd. (Class A).....       467,346
            17,140 Sandvik AB, (SEK)......................       688,246
                                                           -------------
                                                               3,336,544
                                                           -------------

                   MEDIA--4.3%
           155,200 Comcast Corp. (Special Class A) (b)....     5,096,768
            20,940 Dex Media, Inc.........................       522,663
             4,700 Grupo Televisa S.A. (ADR) (b)..........       284,350
            48,400 News Corp. (Class A)...................       903,144
           175,670 Reed Elsevier, Plc., (GBP).............     1,616,059
            52,600 The Interpublic Group of Cos., Inc. (b)       704,840
            98,619 The Walt Disney Co.....................     2,741,608
            17,685 Time Warner, Inc. (b)..................       343,796
            19,400 Tribune Co.............................       817,516
           183,742 Viacom, Inc. (Class B).................     6,686,371
                                                           -------------
                                                              19,717,115
                                                           -------------

                   METALS & MINING--0.4%
            63,580 BHP Billiton, Plc., (GBP)..............       742,939
            41,340 Companhia Vale do Rio Doce (ADR) (b)...     1,199,274
                                                           -------------
                                                               1,942,213
                                                           -------------

                   MULTI-UTILITIES--0.9%
           469,080 Calpine Corp. (b)......................     1,848,175
            29,060 Dominion Resources, Inc................     1,968,525
            13,350 Energy East Corp.......................       356,178
             3,400 Public Service Enterprise Group, Inc...       176,018
                                                           -------------
                                                               4,348,896
                                                           -------------

                   MULTILINE RETAIL--0.1%
            20,420 Family Dollar Stores, Inc..............       637,717
                                                           -------------

                   OFFICE ELECTRONICS--0.1%
            28,400 Xerox Corp. (b)........................       483,084
                                                           -------------

                   OIL & GAS--3.9%
            77,570 BP, Plc. (ADR).........................     4,530,088
            21,570 ConocoPhillips.........................     1,872,923

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-116

METROPOLITAN SERIES FUND, INC.

 MFS TOTAL RETURN PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

COMMON STOCKS--(CONTINUED)


                                                              VALUE
         SHARES                                              (NOTE 1)
       -----------------------------------------------------------------

                   OIL & GAS--(CONTINUED)
            73,890 Devon Energy Corp...................... $   2,875,799
            19,310 EnCana Corp............................     1,101,829
             6,220 EOG Resources, Inc.....................       443,859
            77,678 Exxon Mobil Corp.......................     3,981,774
            17,960 Total S.A. (ADR).......................     1,972,726
            28,375 Unocal Corp............................     1,226,935
                                                           -------------
                                                              18,005,933
                                                           -------------

                   PAPER & FOREST PRODUCTS--0.9%
            46,850 Bowater, Inc...........................     2,059,994
            50,330 International Paper Co.................     2,113,860
                                                           -------------
                                                               4,173,854
                                                           -------------

                   PHARMACEUTICALS--4.8%
            86,390 Abbott Laboratories....................     4,030,093
             3,710 Eli Lilly & Co.........................       210,542
            80,250 Johnson & Johnson......................     5,089,455
           190,178 Merck & Co., Inc.......................     6,112,321
             9,920 Novartis AG, (CHF).....................       497,860
            11,230 Pfizer, Inc............................       301,975
             5,107 Roche Holding AG, (CHF)................       585,428
           124,520 Wyeth..................................     5,303,307
                                                           -------------
                                                              22,130,981
                                                           -------------

                   ROAD & RAIL--0.3%
            19,435 Burlington Northern Santa Fe Corp......       919,470
               800 CNF, Inc...............................        40,080
             6,273 Union Pacific Corp.....................       421,859
                                                           -------------
                                                               1,381,409
                                                           -------------

                   SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--0.1%
             7,760 Analog Devices, Inc....................       286,499
                                                           -------------

                   SOFTWARE--1.3%
            55,660 Computer Associates International, Inc.     1,728,800
           137,005 Microsoft Corp.........................     3,659,403
            54,810 Oracle Corp. (b).......................       751,993
                                                           -------------
                                                               6,140,196
                                                           -------------

                   SPECIALTY RETAIL--1.3%
           148,230 The Gap, Inc...........................     3,130,618
            27,880 The Home Depot, Inc....................     1,191,591
            58,960 TJX Cos., Inc..........................     1,481,665
                                                           -------------
                                                               5,803,874
                                                           -------------

                   THRIFTS & MORTGAGE FINANCE--1.2%
            49,844 Federal Home Loan Mortgage Corp........     3,673,503
            28,728 Federal National Mortgage Association..     2,045,721
                                                           -------------
                                                               5,719,224
                                                           -------------

                   TOBACCO--0.8%
            63,920 Altria Group, Inc......................     3,905,512
                                                           -------------

                   TRADING COMPANIES & DISTRIBUTORS--0.0%
             1,070 Finning International, Inc., (CAD) (j).        31,119
                                                           -------------

                                                                 VALUE
       SHARES                                                   (NOTE 1)
    -----------------------------------------------------------------------

                 WIRELESS TELECOMMUNICATION SERVICES--1.0%
         175,250 Vodafone Group, Plc. (ADR).................. $   4,798,345
                                                              -------------
                 Total Common Stocks
                  (Identified Cost $237,802,029).............   272,492,979
                                                              -------------

    BONDS & NOTES--38.0%
        FACE
       AMOUNT
    -----------------------------------------------------------------------

                 AEROSPACE & DEFENSE--0.3%
    $    381,000 BAE Systems Holdings, Inc. (144A)
                  6.400%, 12/15/11...........................       427,024
         510,000 Northrop Grumman Corp. 7.750%, 02/15/31.....       652,958
         225,000 Raytheon Co. 6.150%, 11/01/08...............       241,904
                                                              -------------
                                                                  1,321,886
                                                              -------------

                 ASSET BACKED--0.7%
         220,000 AESOP Funding, L.L.C. (144A)
                  2.860%, 08/20/09...........................       213,089
         204,000 AmeriCredit Automobile Receivables Co.
                  2.180%, 07/07/08...........................       202,178
         325,000 Capital One Auto Finance Trust
                  4.790%, 01/15/09...........................       328,177
         300,000 Capital One Master Trust 5.450%, 03/16/09...       308,902
         300,000 Connecticut RRB Special Purpose Trust
                  6.210%, 12/30/11 (d).......................       328,110
         211,455 Continental Airlines Pass Through
                  6.648%, 09/15/17...........................       205,387
         120,653 Falcon Franchise Loan, L.L.C. (144A)
                  7.382%, 05/05/10...........................       127,653
         250,000 Honda Auto Receivables 3.610%, 12/18/07.....       250,795
         191,775 Onyx Acceptance Auto Trust
                  4.600%, 10/15/08...........................       193,355
         500,000 Providian Gateway Master Trust
                  2.683%, 03/16/09 (d).......................       500,994
          91,685 Residential Asset Mortgage Products, Inc.
                  3.800%, 07/25/30...........................        91,439
         131,253 USAA Auto Owner Trust 3.910%, 04/16/07......       131,433
         200,000 WFS Financial Owner Trust 4.870%, 09/20/09..       202,710
                                                              -------------
                                                                  3,084,222
                                                              -------------

                 AUTOMOBILES--0.4%
         222,000 DaimlerChrysler North America Holdings Corp.
                  8.000%, 06/15/10...........................       256,589
         651,000 DaimlerChrysler North America Holdings Corp.
                  6.500%, 11/15/13...........................       706,084
         486,000 Ford Motor Co. 7.450%, 07/16/31.............       488,789
         151,000 General Motors Corp. 7.200%, 01/15/11.......       154,872
         186,000 General Motors Corp. 8.375%, 07/15/33.......       192,711
                                                              -------------
                                                                  1,799,045
                                                              -------------

                 BUILDING & CONSTRUCTION--0.1%
         309,000 CRH America, Inc. 6.950%, 03/15/12..........       352,215
                                                              -------------

                 CHEMICALS--0.0%
         108,000 Dow Chemical Co. 5.750%, 12/15/08...........       115,003
                                                              -------------

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-117

METROPOLITAN SERIES FUND, INC.

 MFS TOTAL RETURN PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

BONDS & NOTES--(CONTINUED)

      FACE                                                          VALUE
     AMOUNT                                                        (NOTE 1)
  ----------------------------------------------------------------------------

               COLLATERALIZED MORTGAGE OBLIGATIONS--1.4%
  $    150,000 Bear Stearns Commercial Mortgage Securities, Inc.
                4.680%, 08/13/39................................ $     149,795
       700,000 Chase Commercial Mortgage Securities Corp.
                6.390%, 11/18/30................................       756,536
       193,000 Criimi Mae Commercial Mortgage Trust (144A)
                7.000%, 06/02/33................................       207,118
       195,557 Deutsche Mortgage & Asset Receiving Corp.
                6.538%, 06/15/31................................       207,986
       444,661 First Union Lehman Brothers Commercial Mortgage
                Trust 7.380%, 04/18/29..........................       473,143
        20,269 First Union Lehman Brothers Commercial Mortgage
                Trust 6.650%, 11/18/29..........................        21,568
       336,525 First Union Lehman Brothers Commercial Mortgage
                Trust 6.560%, 11/18/35..........................       361,810
        35,000 General Electric Capital Assurance Co. (144A)
                5.742%, 05/12/35................................        36,473
       500,000 Greenwich Capital Commercial Funding Corp.
                4.915%, 01/05/36 (d)............................       506,961
       258,462 Lehman Brothers Commercial Conduit Mortgage Trust
                6.480%, 02/18/30................................       276,331
       311,682 Lehman Brothers Commercial Conduit Mortgage Trust
                6.780%, 06/15/31................................       343,368
       337,494 Merrill Lynch Mortgage Investments, Inc.
                6.390%, 02/15/30................................       358,200
     6,228,200 Morgan Stanley Capital I,Inc. (144A)
                0.619%, 11/15/30 (d)............................       142,709
       250,000 Morgan Stanley Capital I, Inc.
                5.150%, 06/13/41................................       258,026
       237,156 Mortgage Capital Funding, Inc.
                6.337%, 11/18/31................................       253,555
        51,233 Multi-Family Capital Access One, Inc.
                6.650%, 01/15/24................................        56,045
       500,000 Nomura Asset Securities Corp.
                6.590%, 03/15/30................................       540,830
       204,000 Residential Asset Mortgage Products, Inc.
                4.970%, 09/25/34................................       206,563
        42,978 Small Business Administration Participation
                Certificates 4.350%, 07/01/23 (d)...............        42,171
       108,611 Small Business Administration Participation
                Certificates 4.770%, 04/01/24...................       108,752
       176,544 Small Business Administration Participation
                Certificates 5.180%, 05/01/24 (d)...............       180,605
       561,084 Small Business Administration Participation
                Certificates 5.520%, 06/01/24 (d)...............       583,909
       333,000 Small Business Administration Participation
                Certificates 4.990%, 09/01/24 (d)...............       336,821
       178,739 TIAA Retail Commercial Mortgage Trust (144A)
                7.170%, 01/15/32................................       189,632
                                                                 -------------
                                                                     6,598,907
                                                                 -------------

               DRUGS & HEALTH CARE--0.1%
        40,000 HCA, Inc. 8.750%, 09/01/10.......................        45,723
       298,000 HCA, Inc. 6.950%, 05/01/12.......................       313,766
       258,000 Wyeth 5.500%, 03/15/13 (d).......................       268,145
                                                                 -------------
                                                                       627,634
                                                                 -------------

      FACE                                                         VALUE
     AMOUNT                                                       (NOTE 1)
  ---------------------------------------------------------------------------

               ELECTRICAL UTILITIES--0.9%
  $    174,000 Centerpoint Energy Resources Corp.
                7.875%, 04/01/13............................... $     206,815
       290,000 DTE Energy Co. 7.050%, 06/01/11.................       328,381
       518,000 Exelon Generation Co., L.L.C.
                6.950%, 06/15/11...............................       584,684
       331,000 FirstEnergy Corp. (Series B)
                6.450%, 11/15/11...............................       359,621
       191,000 GCIC Funding Corp. 5.129%, 01/15/14.............       191,157
       150,000 MidAmerican Energy Holdings Co.
                3.500%, 05/15/08...............................       146,933
       500,000 MidAmerican Energy Holdings Co.
                5.875%, 10/01/12...............................       529,820
        68,000 Niagara Mohawk Power Corp.
                7.750%, 05/15/06...............................        72,017
       434,000 Oncor Electric Delivery Co. 7.000%, 09/01/22....       494,982
       427,000 Pacific Gas & Electric Co. 4.800%, 03/01/14.....       425,504
       100,000 PPL Energy Supply, L.L.C. 6.400%, 11/01/11......       109,957
       155,000 PSE&G Power, L.L.C. 6.950%, 06/01/12............       174,660
       200,000 PSE&G Power, L.L.C. 8.625%, 04/15/31............       265,556
       217,000 TXU Energy Co. 7.000%, 03/15/13.................       242,357
        50,000 United Energy Distribution Holdings, Ltd. (144A)
                5.450%, 04/15/16...............................        51,280
        45,000 Virginia Electric & Power Co.
                5.375%, 02/01/07...............................        46,614
                                                                -------------
                                                                    4,230,338
                                                                -------------

               ENVIRONMENTAL CONTROL--0.1%
       196,000 USA Waste Services, Inc. 7.000%, 07/15/28.......       221,068
       287,000 Waste Management, Inc. 7.375%, 08/01/10.........       328,974
                                                                -------------
                                                                      550,042
                                                                -------------

               FEDERAL AGENCIES--18.3%
     1,245,000 Federal Home Loan Bank 2.875%, 09/15/06.........     1,240,588
        79,800 Federal Home Loan Bank 5.000%, 06/01/18.........        81,104
       180,735 Federal Home Loan Bank 5.000%, 12/01/18.........       183,689
       266,038 Federal Home Loan Bank 4.500%, 01/01/19.........       265,782
       220,327 Federal Home Loan Bank 5.500%, 01/01/19.........       227,715
       300,108 Federal Home Loan Bank 5.000%, 02/01/19.........       304,918
        28,161 Federal Home Loan Bank 5.500%, 04/01/19.........        29,112
        21,804 Federal Home Loan Bank 5.500%, 06/01/19.........        22,535
        38,580 Federal Home Loan Bank 5.500%, 07/01/19.........        39,874
        47,864 Federal Home Loan Bank 6.000%, 08/01/19.........        50,134
       224,985 Federal Home Loan Bank 6.000%, 02/01/23.........       234,024
       243,816 Federal Home Loan Bank 5.500%, 12/01/33.........       247,916
       185,119 Federal Home Loan Bank 5.500%, 01/01/34.........       188,232
       111,500 Federal Home Loan Bank 5.500%, 04/01/34.........       113,344
       103,872 Federal Home Loan Bank 6.000%, 04/01/34.........       107,353
       103,671 Federal Home Loan Bank 6.500%, 05/01/34.........       108,809
       138,643 Federal Home Loan Bank 6.500%, 06/01/34.........       145,515
       272,220 Federal Home Loan Bank 6.000%, 07/01/34.........       281,344
     2,379,286 Federal Home Loan Bank 6.000%, 08/01/34.........     2,459,036
       505,453 Federal Home Loan Bank 6.500%, 08/01/34.........       530,506
     1,270,000 Federal Home Loan Mortgage Corp.
                7.000%, 07/15/05...............................     1,298,410
     2,083,000 Federal Home Loan Mortgage Corp.
                2.750%, 10/15/06...............................     2,066,521

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-118

METROPOLITAN SERIES FUND, INC.

 MFS TOTAL RETURN PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

BONDS & NOTES--(CONTINUED)


            FACE                                              VALUE
           AMOUNT                                            (NOTE 1)
        ----------------------------------------------------------------

                     FEDERAL AGENCIES--(CONTINUED)
        $    419,000 Federal Home Loan Mortgage Corp.
                      2.875%, 12/15/06.................... $     416,060
             725,000 Federal Home Loan Mortgage Corp.
                      5.500%, 09/15/11....................       778,917
           3,637,000 Federal Home Loan Mortgage Corp.
                      4.875%, 11/15/13....................     3,740,007
              60,604 Federal Home Loan Mortgage Corp.
                      5.000%, 12/01/17....................        61,616
             201,526 Federal Home Loan Mortgage Corp.
                      5.500%, 05/01/33....................       204,915
             643,961 Federal Home Loan Mortgage Corp.
                      5.000%, 09/01/33....................       640,833
             304,752 Federal Home Loan Mortgage Corp.
                      5.000%, 11/01/33....................       303,272
             322,000 Federal National Mortgage Association
                      2.500%, 06/15/06....................       319,157
           3,666,000 Federal National Mortgage Association
                      5.250%, 04/15/07....................     3,819,737
             938,853 Federal National Mortgage Association
                      6.500%, 05/01/08....................     1,002,001
             728,000 Federal National Mortgage Association
                      6.000%, 05/15/08....................       783,358
             804,000 Federal National Mortgage Association
                      6.625%, 09/15/09....................       897,726
           3,400,000 Federal National Mortgage Association
                      6.625%, 11/15/10....................     3,842,381
             250,000 Federal National Mortgage Association
                      6.000%, 05/15/11....................       275,049
              42,597 Federal National Mortgage Association
                      4.010%, 08/01/13....................        41,102
             105,012 Federal National Mortgage Association
                      4.630%, 04/01/14....................       104,984
             640,000 Federal National Mortgage Association
                      4.125%, 04/15/14....................       620,293
             370,551 Federal National Mortgage Association
                      4.518%, 05/01/14 (d)................       368,515
             149,791 Federal National Mortgage Association
                      4.846%, 08/01/14 (d)................       152,226
             538,000 Federal National Mortgage Association
                      4.625%, 10/15/14....................       538,404
             188,861 Federal National Mortgage Association
                      7.000%, 02/01/16....................       200,239
             191,436 Federal National Mortgage Association
                      6.000%, 04/01/16....................       200,787
              58,082 Federal National Mortgage Association
                      6.000%, 12/01/16....................        60,900
             147,981 Federal National Mortgage Association
                      6.000%, 02/01/17....................       155,163
             180,800 Federal National Mortgage Association
                      6.000%, 08/01/17....................       189,564
             800,604 Federal National Mortgage Association
                      6.000%, 09/01/17....................       839,412
              64,523 Federal National Mortgage Association
                      5.000%, 11/01/17....................        65,636
             202,125 Federal National Mortgage Association
                      5.500%, 11/01/17....................       209,118
             414,852 Federal National Mortgage Association
                      5.500%, 12/01/17....................       429,206

            FACE                                              VALUE
           AMOUNT                                            (NOTE 1)
        -------------------------------------------------------------------

                     FEDERAL AGENCIES--(CONTINUED)
        $    128,267 Federal National Mortgage Association
                      5.500%, 01/01/18.................... $     132,705
             262,240 Federal National Mortgage Association
                      5.000%, 02/01/18....................       266,763
             119,055 Federal National Mortgage Association
                      5.500%, 02/01/18....................       123,145
             148,915 Federal National Mortgage Association
                      6.000%, 03/01/18....................       156,133
             149,430 Federal National Mortgage Association
                      4.500%, 04/01/18....................       149,290
             268,206 Federal National Mortgage Association
                      4.500%, 06/01/18....................       267,956
           1,454,877 Federal National Mortgage Association
                      4.500%, 07/01/18....................     1,453,522
             114,193 Federal National Mortgage Association
                      5.000%, 10/01/18....................       116,130
             251,536 Federal National Mortgage Association
                      5.000%, 11/01/18....................       255,803
             940,474 Federal National Mortgage Association
                      6.000%, 11/01/18....................       986,114
             275,170 Federal National Mortgage Association
                      5.000%, 12/01/18....................       279,837
             477,275 Federal National Mortgage Association
                      5.500%, 12/01/18....................       493,669
           1,958,082 Federal National Mortgage Association
                      4.500%, 06/01/19....................     1,953,078
           2,563,981 Federal National Mortgage Association
                      5.000%, 06/01/19....................     2,606,683
           1,239,993 Federal National Mortgage Association
                      5.500%, 06/01/19....................     1,282,344
             889,465 Federal National Mortgage Association
                      5.000%, 07/01/19....................       904,279
             413,490 Federal National Mortgage Association
                      5.500%, 07/01/19....................       427,613
             183,050 Federal National Mortgage Association
                      5.500%, 08/01/19....................       189,302
             197,006 Federal National Mortgage Association
                      5.500%, 09/01/19....................       203,735
             192,068 Federal National Mortgage Association
                      6.000%, 01/01/23....................       199,962
             256,239 Federal National Mortgage Association
                      6.500%, 11/01/28....................       269,264
              43,314 Federal National Mortgage Association
                      6.500%, 07/01/31....................        45,470
             348,125 Federal National Mortgage Association
                      6.500%, 09/01/31....................       365,453
              51,897 Federal National Mortgage Association
                      7.500%, 11/01/31....................        55,605
              44,469 Federal National Mortgage Association
                      7.500%, 02/01/32....................        47,646
             581,027 Federal National Mortgage Association
                      6.500%, 07/01/32....................       610,730
             281,779 Federal National Mortgage Association
                      6.500%, 08/01/32....................       295,761
              19,577 Federal National Mortgage Association
                      6.500%, 01/01/33....................        20,548
             245,836 Federal National Mortgage Association
                      5.500%, 02/01/33....................       249,790
             430,644 Federal National Mortgage Association
                      5.500%, 04/01/33....................       437,569

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-119

METROPOLITAN SERIES FUND, INC.

 MFS TOTAL RETURN PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

BONDS & NOTES--(CONTINUED)

            FACE                                              VALUE
           AMOUNT                                            (NOTE 1)
        ----------------------------------------------------------------

                     FEDERAL AGENCIES--(CONTINUED)
        $    845,889 Federal National Mortgage Association
                      5.500%, 06/01/33.................... $     859,492
             591,990 Federal National Mortgage Association
                      5.500%, 07/01/33....................       601,510
             701,235 Federal National Mortgage Association
                      5.000%, 11/01/33....................       697,121
           1,045,345 Federal National Mortgage Association
                      5.500%, 11/01/33....................     1,062,155
              76,169 Federal National Mortgage Association
                      5.500%, 12/01/33....................        77,394
             466,755 Federal National Mortgage Association
                      5.500%, 01/01/34....................       474,261
             463,725 Federal National Mortgage Association
                      5.500%, 02/01/34....................       471,182
              90,667 Federal National Mortgage Association
                      5.500%, 03/01/34....................        92,114
              99,270 Federal National Mortgage Association
                      6.500%, 03/01/34....................       104,138
             667,434 Federal National Mortgage Association
                      5.000%, 04/01/34....................       662,549
             176,927 Federal National Mortgage Association
                      5.500%, 04/01/34....................       179,724
             923,584 Federal National Mortgage Association
                      6.000%, 04/01/34....................       955,499
           2,207,367 Federal National Mortgage Association
                      6.500%, 04/01/34....................     2,315,595
             804,266 Federal National Mortgage Association
                      5.500%, 05/01/34....................       816,979
             112,379 Federal National Mortgage Association
                      6.000%, 05/01/34....................       116,262
             145,752 Federal National Mortgage Association
                      5.000%, 06/01/34....................       144,686
           4,908,981 Federal National Mortgage Association
                      5.500%, 06/01/34....................     4,986,574
           1,111,630 Federal National Mortgage Association
                      6.000%, 06/01/34....................     1,150,044
             157,030 Federal National Mortgage Association
                      6.500%, 06/01/34....................       164,731
           2,827,451 Federal National Mortgage Association
                      5.500%, 07/01/34....................     2,872,143
             922,122 Federal National Mortgage Association
                      6.000%, 07/01/34....................       953,988
             154,203 Federal National Mortgage Association
                      6.500%, 07/01/34....................       161,765
             525,397 Federal National Mortgage Association
                      5.500%, 08/01/34....................       533,701
           3,011,317 Federal National Mortgage Association
                      6.000%, 08/01/34....................     3,115,378
           2,085,811 Federal National Mortgage Association
                      5.500%, 09/01/34....................     2,118,780
           1,724,403 Federal National Mortgage Association
                      5.500%, 10/01/34....................     1,751,660
           3,372,214 Federal National Mortgage Association
                      5.500%, 11/01/34....................     3,425,517
             183,894 Federal National Mortgage Association
                      6.000%, 11/01/34....................       190,249
              75,000 Federal National Mortgage Association
                      6.000%, 12/01/34....................        77,592

       FACE                                                       VALUE
      AMOUNT                                                     (NOTE 1)
   -------------------------------------------------------------------------

                FEDERAL AGENCIES--(CONTINUED)
   $    344,362 Government National Mortgage Association
                 7.500%, 12/15/23............................. $     372,362
        113,284 Government National Mortgage Association
                 7.500%, 06/15/24.............................       122,209
         49,716 Government National Mortgage Association
                 6.500%, 08/15/28.............................        52,434
        237,201 Government National Mortgage Association
                 6.500%, 10/15/28.............................       250,169
        363,193 Government National Mortgage Association
                 6.000%, 12/15/28.............................       377,760
        118,449 Government National Mortgage Association
                 6.500%, 12/15/28.............................       124,939
         16,183 Government National Mortgage Association
                 8.500%, 10/15/29.............................        17,669
        482,550 Government National Mortgage Association
                 6.000%, 12/15/31.............................       500,967
         18,710 Government National Mortgage Association
                 6.000%, 03/15/32.............................        19,414
         57,567 Government National Mortgage Association
                 6.500%, 05/15/32.............................        60,653
        281,483 Government National Mortgage Association
                 5.500%, 11/15/32.............................       287,975
        302,633 Government National Mortgage Association
                 6.000%, 01/15/33.............................       313,854
         25,692 Government National Mortgage Association
                 6.000%, 02/15/33.............................        26,644
        376,244 Government National Mortgage Association
                 6.000%, 04/15/33.............................       390,193
      1,365,546 Government National Mortgage Association
                 5.500%, 08/15/33.............................     1,396,006
         19,675 Government National Mortgage Association
                 6.000%, 08/15/33.............................        20,404
        294,014 Government National Mortgage Association
                 5.000%, 06/15/34.............................       294,375
        658,774 Government National Mortgage Association
                 6.000%, 07/15/34.............................       683,240
         23,184 Government National Mortgage Association
                 6.500%, 08/15/34.............................        24,410
      1,686,903 Government National Mortgage Association
                 5.500%, 09/15/34.............................     1,723,770
         98,000 U.S. Department of Housing & Urban Development
                 7.498%, 08/01/11.............................       110,915
                                                               -------------
                                                                  84,636,083
                                                               -------------

                FINANCE & BANKING--1.6%
        983,000 Bank of America Corp. 7.400%, 01/15/11........     1,138,686
        100,000 Bank One Corp. 8.000%, 04/29/27...............       127,179
        810,000 Citigroup, Inc. (144A) 5.000%, 09/15/14.......       813,907
        170,000 Ford Motor Credit Co. 6.500%, 01/25/07........       176,774
        200,000 Ford Motor Credit Co. 7.375%, 10/28/09........       215,734
        375,000 Ford Motor Credit Co. 7.875%, 06/15/10........       413,160
        247,000 Ford Motor Credit Co. 7.375%, 02/01/11........       266,204
        424,000 General Electric Capital Corp.
                 6.750%, 03/15/32.............................       496,271
        346,000 General Motors Acceptance Corp.
                 7.250%, 03/02/11.............................       362,249
        279,000 Mizuho Financial Group Cayman, Ltd. (144A)
                 5.790%, 04/15/14.............................       293,061

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-120

METROPOLITAN SERIES FUND, INC.

 MFS TOTAL RETURN PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

BONDS & NOTES--(CONTINUED)

        FACE                                                     VALUE
       AMOUNT                                                   (NOTE 1)
    -----------------------------------------------------------------------

                 FINANCE & BANKING--(CONTINUED)
    $    472,000 Popular North America, Inc. 4.250%, 04/01/08 $     476,454
         300,000 Prudential Financial, Inc. 4.500%, 07/15/13.       289,954
         691,000 Prudential Financial, Inc. 5.100%, 09/20/14.       694,311
         131,000 Prudential Funding Corp. (144A)
                  6.600%, 05/15/08...........................       141,775
         400,000 U.S. Bancorp 7.500%, 06/01/26...............       498,485
         307,000 Wachovia Corp. 5.250%, 08/01/14.............       314,645
         750,000 Wells Fargo Bank N.A. 6.450%, 02/01/11......       834,048
                                                              -------------
                                                                  7,552,897
                                                              -------------

                 FINANCIAL SERVICES--1.4%
       1,013,000 Boeing Capital Corp. 6.500%, 02/15/12.......     1,135,047
         600,000 Cadbury Schweppes U.S. Finance (144A)
                  5.125%, 10/01/13...........................       610,736
         458,000 Cendant Corp. 6.875%, 08/15/06..............       481,846
          87,000 Cendant Corp. 6.250%, 01/15/08..............        92,848
         167,000 Countrywide Home Loans, Inc.
                  5.500%, 08/01/06...........................       172,213
         524,000 Credit Suisse First Boston USA, Inc.
                  4.625%, 01/15/08...........................       536,943
         455,000 Credit Suisse First Boston USA, Inc.
                  6.500%, 01/15/12...........................       506,407
         250,000 Credit Suisse First Boston USA, Inc.
                  6.550%, 01/17/35...........................       267,185
          25,000 Credit Suisse First Boston USA, Inc.
                  6.380%, 12/16/35...........................        27,508
         318,000 DBS Capital Funding Corp. (144A)
                  7.657%, 03/31/49 (d).......................       367,721
         260,000 Dean Witter Discover & Co. 6.750%, 01/01/16.       289,483
         219,000 Duke Capital, LLC 8.000%, 10/01/19..........       267,254
         175,000 KFW International Finance, Inc.
                  4.250%, 04/18/05...........................       175,821
         100,000 MidAmerican Funding, L.L.C. 6.927%, 03/01/29       112,148
          50,000 Norwest Corp. 7.650%, 03/15/05..............        50,480
         361,000 SLM Corp. 4.000%, 01/15/09..................       360,825
         351,000 SLM Corp. 5.375%, 01/15/13..................       363,086
         329,000 Sprint Capital Corp. 6.875%, 11/15/28.......       360,185
         308,000 TCI Communications Financing III
                  9.650%, 03/31/27...........................       356,216
                                                              -------------
                                                                  6,533,952
                                                              -------------

                 FOOD & BEVERAGES--0.4%
         200,000 Coca-Cola Co. 5.125%, 09/17/13..............       205,135
          35,000 General Mills, Inc. 6.000%, 02/15/12........        37,980
         152,000 Kraft Foods, Inc. 6.250%, 06/01/12..........       166,860
         630,000 Miller Brewing Co. (144A) 5.500%, 08/15/13..       658,505
         560,000 The Kroger Co. 6.750%, 04/15/12.............       632,276
                                                              -------------
                                                                  1,700,756
                                                              -------------

                 FOREST PRODUCTS & PAPER--0.1%
          35,000 MeadWestvaco Corp. 6.850%, 04/01/12.........        39,573
         166,000 MeadWestvaco Corp. 6.800%, 11/15/32.........       181,460
         241,000 Weyerhaeuser Co. 6.750%, 03/15/12...........       271,567
                                                              -------------
                                                                    492,600
                                                              -------------

                 GAS & OIL--0.5%
         150,000 Amerada Hess Corp. 7.300%, 08/15/31.........       167,340
         311,000 Devon Financing Corp. 6.875%, 09/30/11......       352,225
         161,000 Kerr-McGee Corp. 6.950%, 07/01/24...........       178,040
         263,000 Kinder Morgan Energy Partners, L.P.
                  6.750%, 03/15/11...........................       293,621

       FACE                                                        VALUE
      AMOUNT                                                      (NOTE 1)
   --------------------------------------------------------------------------

                GAS & OIL--(CONTINUED)
   $    150,000 Kinder Morgan Energy Partners, L.P.
                 7.125%, 03/15/12.............................. $     171,483
         53,000 Kinder Morgan Energy Partners, L.P.
                 7.750%, 03/15/32..............................        63,965
        600,000 Occidental Petroleum Corp. 7.650%, 02/15/06....       628,111
        125,000 Pemex Project Funding Master Trust
                 9.125%, 10/13/10..............................       149,875
        127,000 Pemex Project Funding Master Trust
                 8.625%, 02/01/22..............................       147,764
        195,000 Pioneer Natural Resource 5.875%, 07/15/16......       203,719
        100,000 Tosco Corp. 7.625%, 05/15/06...................       105,834
                                                                -------------
                                                                    2,461,977
                                                                -------------

                INDUSTRIAL MACHINERY--0.0%
        150,000 Kennametal, Inc. 7.200%, 06/15/12..............       166,685
                                                                -------------

                INSURANCE--0.2%
        485,000 AIG SunAmerica Global Financing II (144A)
                 7.600%, 06/15/05..............................       494,998
        100,000 Everest Reinsurance Holdings, Inc.
                 8.750%, 03/15/10..............................       118,502
        105,000 Fund American Cos, Inc. 5.875%, 05/15/13.......       106,864
         24,000 SAFECO Corp. 4.875%, 02/01/10..................        24,574
         85,000 The St. Paul Travelers Cos., Inc.
                 5.750%, 03/15/07..............................        88,433
         56,000 Travelers Property Casualty Corp.
                 6.375%, 03/15/33..............................        57,519
                                                                -------------
                                                                      890,890
                                                                -------------

                INVESTMENT BROKERAGE--0.4%
        152,000 JPMorgan Chase & Co. 5.125%, 09/15/14..........       152,997
        450,000 Lehman Brothers Holdings, Inc.
                 7.750%, 01/15/05..............................       450,579
        420,000 Merrill Lynch & Co., Inc. 5.450%, 07/15/14.....       434,500
        316,000 Morgan Stanley Group, Inc. 6.750%, 04/15/11....       354,437
        518,000 The Goldman Sachs Group, Inc.
                 5.700%, 09/01/12..............................       549,090
                                                                -------------
                                                                    1,941,603
                                                                -------------

                MEDIA--0.4%
        475,000 Cox Communications, Inc. 4.625%, 06/01/13......       454,393
        200,000 Hearst-Argyle Television, Inc. 7.500%, 11/15/27       233,706
        125,000 News America Holdings, Inc. 7.750%, 01/20/24...       148,235
        150,000 News America Holdings, Inc. 8.500%, 02/23/25...       190,891
        184,000 News America, Inc. (144A) 6.200%, 12/15/34.....       186,487
        137,000 The Walt Disney Co. 6.750%, 03/30/06...........       142,743
        245,000 The Walt Disney Co. 6.375%, 03/01/12...........       272,849
        130,000 Time Warner, Inc. 7.700%, 05/01/32.............       159,005
                                                                -------------
                                                                    1,788,309
                                                                -------------

                RAILROADS & EQUIPMENT--0.2%
        360,000 Norfolk Southern Corp. 7.050%, 05/01/37........       420,937
        108,000 Union Pacific Corp. 6.125%, 01/15/12...........       118,787
        130,000 Union Pacific Corp. 5.375%, 05/01/14...........       134,665
                                                                -------------
                                                                      674,389
                                                                -------------

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-121

METROPOLITAN SERIES FUND, INC.

 MFS TOTAL RETURN PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

BONDS & NOTES--(CONTINUED)

       FACE                                                        VALUE
      AMOUNT                                                      (NOTE 1)
   --------------------------------------------------------------------------

                REAL ESTATE--0.6%
   $    200,000 Boston Properties, Inc. (REIT) 5.000%, 06/01/15 $     195,033
        175,000 EOP Operating, L.P. 8.375%, 03/15/06...........       184,585
        175,000 EOP Operating, L.P. 6.763%, 06/15/07...........       186,164
        635,000 EOP Operating, L.P. 6.800%, 01/15/09...........       696,032
        328,000 HRPT Properties Trust (REIT) 6.250%, 08/15/16..       345,973
        309,000 Simon Property Group L.P. (REIT)
                 6.375%, 11/15/07..............................       329,670
        650,000 Vornado Realty Trust (REIT) 5.625%, 06/15/07...       674,849
                                                                -------------
                                                                    2,612,306
                                                                -------------

                RETAIL--0.0%
        185,000 Lowe's Cos., Inc. 7.500%, 12/15/05.............       192,601
                                                                -------------

                TELECOMMUNICATIONS--0.4%
         73,000 AT&T Wireless Services, Inc. 7.350%, 03/01/06..        76,368
        100,000 AT&T Wireless Services, Inc. 8.750%, 03/01/31..       134,831
        360,000 BellSouth Corp. 6.550%, 06/15/34...............       392,272
        325,000 SBC Communications, Inc. 5.100%, 9/15/2014.....       328,021
        702,000 Verizon New York, Inc. 6.875%, 04/01/12........       787,980
                                                                -------------
                                                                    1,719,472
                                                                -------------

                U.S. TREASURY--8.7%
        290,000 United States Treasury Bonds
                 7.500%, 11/15/16..............................       370,600
        281,000 United States Treasury Bonds
                 8.875%, 02/15/19..............................       404,256
        350,000 United States Treasury Bonds
                 7.875%, 02/15/21..............................       472,883
        434,000 United States Treasury Bonds
                 8.000%, 11/15/21..............................       595,750
      5,030,000 United States Treasury Bonds
                 6.250%, 08/15/23..............................     5,888,832
      2,909,000 United States Treasury Bonds
                 5.375%, 02/15/31..............................     3,145,583
      4,653,000 United States Treasury Notes
                 6.500%, 05/15/05..............................     4,720,976
        325,000 United States Treasury Notes
                 1.250%, 05/31/05..............................       323,451
        982,000 United States Treasury Notes
                 5.750%, 11/15/05..............................     1,007,164
      7,733,000 United States Treasury Notes
                 7.000%, 07/15/06..............................     8,198,789
        315,000 United States Treasury Notes
                 3.500%, 11/15/06..............................       317,658
        586,000 United States Treasury Notes
                 4.375%, 05/15/07 (d)..........................       602,275
        246,000 United States Treasury Notes
                 3.250%, 08/15/07..............................       246,365
        682,000 United States Treasury Notes
                 3.000%, 11/15/07..............................       677,791
        753,000 United States Treasury Notes
                 5.500%, 02/15/08..............................       802,357
      7,932,000 United States Treasury Notes
                 4.750%, 11/15/08..............................     8,307,842
         80,000 United States Treasury Notes
                 2.625%, 03/15/09..............................        77,303
      2,000,000 United States Treasury Notes
                 3.125%, 04/15/09..............................     1,969,688
        108,000 United States Treasury Notes
                 4.000%, 06/15/09..............................       110,054

        FACE                                                     VALUE
       AMOUNT                                                   (NOTE 1)
    -----------------------------------------------------------------------

                 U.S TREASURY--(CONTINUED)
    $    514,959 United States Treasury Notes
                  4.250%, 01/15/10........................... $     597,332
         828,938 United States Treasury Notes
                  3.000%, 07/15/12...........................       925,010
         178,000 United States Treasury Notes
                  4.750%, 05/15/14...........................       185,495
                                                              -------------
                                                                 39,947,454
                                                              -------------

                 YANKEE--0.8%
          50,000 Consumers International, Inc.
                  10.250%, 04/01/05 (g) (i)..................             0
         338,000 Deutsche Telekom International Finance
                  8.750%, 06/15/30 (d).......................       446,315
         195,000 EnCana Holdings Finance Corp.
                  5.800%, 05/01/14...........................       207,887
         171,000 France Telecom S.A. 8.750%, 03/01/11 (e)....       203,986
         350,000 Hydro Quebec 6.300%, 05/11/11...............       390,222
         100,000 Norsk Hydro A/S 7.750%, 06/15/23............       124,872
         129,000 PCCW-HKTC Capital, Ltd. (144A)
                  6.000%, 07/15/13...........................       135,607
         355,000 Republic of Italy 4.625%, 06/15/05..........       358,551
          95,000 State of Israel 4.625%, 06/15/13............        91,825
         175,000 Telecom Italia Capital (144A)
                  6.000%, 09/30/34...........................       171,090
         320,000 Telecom Italia Capital S.A. 5.250%, 11/15/13       323,435
         375,000 TransCanada Pipelines, Ltd. 7.150%, 06/15/06       393,099
         600,000 United Mexican States 6.625%, 03/03/15......       644,400
          56,000 United Mexican States 8.125%, 12/30/19......        65,716
          39,000 United Mexican States 8.000%, 09/24/22......        44,986
                                                              -------------
                                                                  3,601,991
                                                              -------------
                 Total Bonds & Notes
                  (Identified Cost $172,257,435).............   175,593,257
                                                              -------------

    PREFERRED STOCKS--0.1%
       SHARES
    -----------------------------------------------------------------------
                 DIVERSIFIED FINANCIAL SERVICES--0.1%
         300,000 RBS Capital Trust II 12/29/49 (d)...........       316,820
                                                              -------------
                 Total Preferred Stocks
                  (Identified Cost $300,000).................       316,820
                                                              -------------

    SHORT TERM INVESTMENTS--2.5%
        FACE
       AMOUNT
    -----------------------------------------------------------------------
                 DISCOUNT NOTES--2.5%
    $ 11,733,000 Federal National Mortgage Association
                  1.250%, 01/03/05...........................    11,732,185
                                                              -------------
                 Total Short Term Investments
                  (Identified Cost $11,732,185)..............    11,732,185
                                                              -------------
                 Total Investments--99.6%
                  (Identified Cost $422,091,649) (a).........   460,135,241
                 Other assets less liabilities...............     1,627,121
                                                              -------------
                 TOTAL NET ASSETS--100%...................... $ 461,762,362
                                                              =============

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-122

METROPOLITAN SERIES FUND, INC.

 MFS TOTAL RETURN PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2004

     ASSETS
       Investments at value........................          $460,135,241
       Cash........................................                   898
       Receivable for:
        Securities sold............................               204,230
        Fund shares sold...........................               571,712
        Dividends and interest.....................             2,262,261
        Foreign taxes..............................                13,250
                                                             ------------
         Total Assets..............................           463,187,592
     LIABILITIES
       Payable for:
        Fund shares redeemed....................... $667,265
        Securities purchased.......................  318,826
        Withholding taxes..........................    6,940
       Accrued expenses:
        Management fees............................  192,979
        Service and distribution fees..............   32,464
        Deferred trustees fees.....................   96,488
        Other expenses.............................  110,268
                                                    --------
         Total Liabilities.........................             1,425,230
                                                             ------------
     NET ASSETS....................................          $461,762,362
                                                             ============
       Net assets consist of:
        Capital paid in............................          $444,169,015
        Undistributed net investment income........             8,113,988
        Accumulated net realized gains
         (losses)..................................           (28,566,184)
        Unrealized appreciation (depreciation)
         on investments and foreign currency.......            38,045,543
                                                             ------------
     NET ASSETS....................................          $461,762,362
                                                             ============
     Computation of offering price:
     CLASS A
     Net asset value and redemption price per share
      ($268,870,244 divided by 1,817,211 shares
      outstanding).................................          $     147.96
                                                             ============
     CLASS B
     Net asset value and redemption price per share
      ($103,372,987 divided by 705,171 shares
      outstanding).................................          $     146.59
                                                             ============
     CLASS E
     Net asset value and redemption price per share
      ($89,519,131 divided by 607,786 shares
      outstanding).................................          $     147.29
                                                             ============
     Identified cost of investments................          $422,091,649
                                                             ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2004

     INVESTMENT INCOME
       Dividends...............................              $ 4,663,644(a)
       Interest................................                6,361,042
                                                             -----------
                                                              11,024,686
     EXPENSES
       Management fees......................... $ 1,697,055
       Service and distribution fees--Class B..     160,928
       Service and distribution fees--Class E..      83,942
       Directors' fees and expenses............      31,253
       Custodian...............................     294,061
       Audit and tax services..................      25,121
       Legal...................................       8,952
       Printing................................      88,657
       Insurance...............................       6,129
       Miscellaneous...........................       4,034
                                                -----------
       Total expenses before reductions........   2,400,132
       Expense reductions......................     (33,252)   2,366,880
                                                -----------  -----------
     NET INVESTMENT INCOME.....................                8,657,806
                                                             -----------
     REALIZED AND UNREALIZED GAIN (LOSS)
     Realized gain (loss) on:
       Investments--net........................  16,968,217
       Foreign currency transactions--net......         503   16,968,720
                                                -----------
     Unrealized appreciation (depreciation) on:
       Investments--net........................  22,959,574
       Foreign currency transactions--net......       1,295   22,960,869
                                                -----------  -----------
       Net gain (loss).........................               39,929,589
                                                             -----------
     NET INCREASE (DECREASE) IN NET ASSETS
      FROM OPERATIONS..........................              $48,587,395
                                                             ===========

(a)Net of foreign taxes of $55,953.

                See accompanying notes to financial statements.

                                    MSF-123

METROPOLITAN SERIES FUND, INC.

 MFS TOTAL RETURN PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                                       YEAR ENDED    YEAR ENDED
                                                                      DECEMBER 31,  DECEMBER 31,
                                                                          2004          2003
                                                                      ------------  ------------
FROM OPERATIONS
  Net investment income.............................................. $  8,657,806  $  3,945,237
  Net realized gain (loss)...........................................   16,968,720      (342,490)
  Unrealized appreciation (depreciation).............................   22,960,869    21,451,510
                                                                      ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS..................   48,587,395    25,054,257
                                                                      ------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A..........................................................   (4,731,075)   (1,922,001)
    Class B..........................................................   (1,035,374)     (150,380)
                                                                      ------------  ------------
                                                                        (5,766,449)   (2,072,381)
                                                                      ------------  ------------
   Net realized gain
    Class A..........................................................     (811,699)            0
    Class B..........................................................     (190,798)            0
                                                                      ------------  ------------
                                                                        (1,002,497)            0
                                                                      ------------  ------------
  TOTAL DISTRIBUTIONS................................................   (6,768,946)   (2,072,381)
                                                                      ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARES TRANSACTIONS.  241,760,896    14,940,905
                                                                      ------------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS............................  283,579,345    37,922,781

NET ASSETS
  Beginning of the period............................................  178,183,017   140,260,236
                                                                      ------------  ------------
  End of the period.................................................. $461,762,362  $178,183,017
                                                                      ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period.................................................. $  8,113,988  $  4,237,269
                                                                      ============  ============

CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                      YEAR ENDED              YEAR ENDED
                                                                  DECEMBER 31, 2004        DECEMBER 31, 2003
                                                               -----------------------  ----------------------
                                                                 SHARES         $        SHARES         $
                                                               ---------  ------------  --------  ------------
CLASS A
  Sales.......................................................   962,828  $130,384,480   227,526  $ 28,650,149
  Shares issued through acquisition...........................   178,716    23,379,079         0             0
  Reinvestments...............................................    40,628     5,542,774    16,178     1,922,001
  Redemptions.................................................  (440,746)  (60,806,360) (278,592)  (34,761,363)
                                                               ---------  ------------  --------  ------------
  Net increase (decrease).....................................   741,426  $ 98,499,973   (34,888) $ (4,189,213)
                                                               =========  ============  ========  ============
CLASS B
  Sales.......................................................   358,733  $ 49,425,208   211,508  $ 26,485,343
  Shares issued through acquisition...........................   231,742    28,384,889         0             0
  Reinvestments...............................................     9,056     1,226,172     1,274       150,380
  Redemptions.................................................  (110,400)  (15,154,511)  (56,974)   (7,505,605)
                                                               ---------  ------------  --------  ------------
  Net increase (decrease).....................................   489,131  $ 63,881,758   155,808  $ 19,130,118
                                                               =========  ============  ========  ============
CLASS E
  Sales.......................................................   116,224  $ 16,206,863         0  $          0
  Shares issued through acquisition...........................   618,249    80,753,908         0             0
  Redemptions.................................................  (126,687)  (17,581,606)        0             0
                                                               ---------  ------------  --------  ------------
  Net increase (decrease).....................................   607,786  $ 79,379,165         0  $          0
                                                               =========  ============  ========  ============
  Increase (decrease) derived from capital share transactions. 1,838,343  $241,760,896   120,920  $ 14,940,905
                                                               =========  ============  ========  ============

                See accompanying notes to financial statements.

                                    MSF-124

METROPOLITAN SERIES FUND, INC.

 MFS TOTAL RETURN PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                                                                        CLASS A
                                                                                   ---------------------------------------
                                                                                                YEAR ENDED DECEMBER 31,
                                                                                   ---------------------------------------
                                                                                     2004      2003      2002      2001
                                                                                   --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $ 138.13  $ 119.83  $ 141.92  $ 185.92
                                                                                   --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................     3.60      3.30      3.89      4.60
  Net realized and unrealized gain (loss) on investments..........................    11.53     16.79    (10.18)   (11.61)
                                                                                   --------  --------  --------  --------
  Total from investment operations................................................    15.13     20.09     (6.29)    (7.01)
                                                                                   --------  --------  --------  --------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................    (4.52)    (1.79)    (4.47)    (6.60)
  Distributions from net realized capital gains...................................    (0.78)     0.00    (11.33)   (30.39)
                                                                                   --------  --------  --------  --------
  Total distributions.............................................................    (5.30)    (1.79)   (15.80)   (36.99)
                                                                                   --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD.................................................... $ 147.96  $ 138.13  $ 119.83  $ 141.92
                                                                                   ========  ========  ========  ========
TOTAL RETURN (%)..................................................................     11.3      17.0      (5.4)     (3.8)
Ratio of operating expenses to average net assets before expense reductions (%)...     0.64      0.69      0.66      0.63
Ratio of operating expenses to average net assets after expense reductions (%) (d)     0.63      0.69        --        --
Ratio of net investment income to average net assets (%)..........................     2.60      2.55      2.98      2.96
Portfolio turnover rate (%).......................................................       89        62        91       160
Net assets, end of year (000)..................................................... $268,870  $148,601  $133,092  $157,716

                                                                                   ---------

                                                                                   ---------
                                                                                     2000
                                                                                   --------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $ 196.82
                                                                                   --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................     6.49
  Net realized and unrealized gain (loss) on investments..........................   (12.98)
                                                                                   --------
  Total from investment operations................................................    (6.49)
                                                                                   --------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................     0.00
  Distributions from net realized capital gains...................................    (4.41)
                                                                                   --------
  Total distributions.............................................................    (4.41)
                                                                                   --------
NET ASSET VALUE, END OF PERIOD.................................................... $ 185.92
                                                                                   ========
TOTAL RETURN (%)..................................................................     (3.4)
Ratio of operating expenses to average net assets before expense reductions (%)...     0.58
Ratio of operating expenses to average net assets after expense reductions (%) (d)       --
Ratio of net investment income to average net assets (%)..........................     3.14
Portfolio turnover rate (%).......................................................       48
Net assets, end of year (000)..................................................... $181,270

                                                                                                CLASS B
                                                                                   ----------------------------------
                                                                                       YEAR ENDED     MAY 1, 2002 (A)
                                                                                      DECEMBER 31,        THROUGH
                                                                                   -----------------   DECEMBER 31,
                                                                                     2004      2003        2002
                                                                                   --------  -------  ---------------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $ 136.93  $119.01      $129.24
                                                                                   --------  -------      -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................     3.64     2.53         0.99
  Net realized and unrealized gain (loss) on investments..........................    11.01    17.11       (11.22)
                                                                                   --------  -------      -------
  Total from investment operations................................................    14.65    19.64       (10.23)
                                                                                   --------  -------      -------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................    (4.21)   (1.72)        0.00
  Distributions from net realized capital gains...................................    (0.78)    0.00         0.00
                                                                                   --------  -------      -------
  Total distributions.............................................................    (4.99)   (1.72)        0.00
                                                                                   --------  -------      -------
NET ASSET VALUE, END OF PERIOD.................................................... $ 146.59  $136.93      $119.01
                                                                                   ========  =======      =======
TOTAL RETURN (%)..................................................................     11.0     16.7         (7.9)(b)
Ratio of operating expenses to average net assets before expense reductions (%)...     0.89     0.94         0.91 (c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)     0.88     0.94           --
Ratio of net investment income to average net assets (%)..........................     2.39     2.30         2.75 (c)
Portfolio turnover rate (%).......................................................       89       62           91
Net assets, end of year (000)..................................................... $103,373  $29,582      $ 7,168

                                                                                        CLASS E
                                                                                   -----------------
                                                                                   APRIL 26, 2004(A)
                                                                                        THROUGH
                                                                                     DECEMBER 31,
                                                                                         2004
                                                                                   -----------------
NET ASSET VALUE, BEGINNING OF PERIOD..............................................      $135.61
                                                                                        -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................         2.33
  Net realized and unrealized gain (loss) on investments..........................         9.35
                                                                                        -------
  Total from investment operations................................................        11.68
                                                                                        -------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................         0.00
  Distributions from net realized capital gains...................................         0.00
                                                                                        -------
  Total distributions.............................................................         0.00
                                                                                        -------
NET ASSET VALUE, END OF PERIOD....................................................      $147.29
                                                                                        =======
TOTAL RETURN (%)..................................................................          8.6(b)
Ratio of operating expenses to average net assets before expense reductions (%)...         0.79(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)         0.78(c)
Ratio of net investment income to average net assets (%)..........................         2.57(c)
Portfolio turnover rate (%).......................................................           89
Net assets, end of year (000).....................................................      $89,519

(a)Commencement of operations
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.
(d)The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                See accompanying notes to financial statements.

                                    MSF-125

METROPOLITAN SERIES FUND, INC.

 BLACKROCK DIVERSIFIED PORTFOLIO (FORMERLY STATE STREET RESEARCH DIVERSIFIED PORTFOLIO)

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

COMMON STOCKS--63.8% OF TOTAL NET ASSETS

                                                            VALUE
         SHARES                                            (NOTE 1)
        ---------------------------------------------------------------

                  AEROSPACE & DEFENSE--1.4%
          116,200 General Dynamics Corp................ $    12,154,520
          397,000 Raytheon Co..........................      15,415,510
                                                        ---------------
                                                             27,570,030
                                                        ---------------

                  BEVERAGES--1.0%
          386,500 PepsiCo, Inc.........................      20,175,300
                                                        ---------------

                  BIOTECHNOLOGY--0.9%
          286,900 Amgen, Inc. (b)......................      18,404,635
                                                        ---------------

                  CAPITAL MARKETS--2.4%
          211,100 Franklin Resources, Inc..............      14,703,115
          225,900 Lehman Brothers Holdings, Inc........      19,761,732
          130,100 The Goldman Sachs Group, Inc.........      13,535,604
                                                        ---------------
                                                             48,000,451
                                                        ---------------

                  CHEMICALS--2.3%
          165,000 Lyondell Chemical Co. (c)............       4,771,800
          177,600 Monsanto Co..........................       9,865,680
          372,300 Praxair, Inc.........................      16,437,045
          291,000 The Dow Chemical Co..................      14,407,410
                                                        ---------------
                                                             45,481,935
                                                        ---------------

                  COMMERCIAL BANKS--1.3%
          349,900 Bank of America Corp.................      16,441,801
          304,350 North Fork Bancorp, Inc..............       8,780,497
                                                        ---------------
                                                             25,222,298
                                                        ---------------

                  COMMERCIAL SERVICES & SUPPLIES--0.0%
              316 Anacomp, Inc. (b)....................              16
                                                        ---------------

                  COMMUNICATIONS EQUIPMENT--1.8%
          609,000 Cisco Systems, Inc. (b)..............      11,753,700
          504,200 Motorola, Inc........................       8,672,240
          352,700 QUALCOMM, Inc........................      14,954,480
                                                        ---------------
                                                             35,380,420
                                                        ---------------

                  COMPUTERS & PERIPHERALS--2.0%
          372,400 Dell, Inc. (b).......................      15,692,936
          235,200 International Business Machines Corp.      23,186,016
                                                        ---------------
                                                             38,878,952
                                                        ---------------

                  CONSUMER FINANCE--1.7%
          348,300 American Express Co..................      19,633,671
          275,600 SLM Corp.............................      14,714,284
                                                        ---------------
                                                             34,347,955
                                                        ---------------

                  DIVERSIFIED FINANCIAL SERVICES--2.9%
          450,200 CIT Group, Inc.......................      20,628,164
          458,670 Citigroup, Inc.......................      22,098,721
          386,000 JPMorgan Chase & Co..................      15,057,860
                                                        ---------------
                                                             57,784,745
                                                        ---------------

                                                             VALUE
         SHARES                                             (NOTE 1)
        ----------------------------------------------------------------

                  DIVERSIFIED TELECOMMUNICATION SERVICES--1.8%
          778,500 Sprint Corp........................... $    19,345,725
          405,700 Verizon Communications, Inc...........      16,434,907
                                                         ---------------
                                                              35,780,632
                                                         ---------------

                  ENERGY EQUIPMENT & SERVICES--1.1%
          152,500 Nabors Industries, Ltd. (b) (c).......       7,821,725
          218,000 Schlumberger, Ltd.....................      14,595,100
                                                         ---------------
                                                              22,416,825
                                                         ---------------

                  FOOD & STAPLES RETAILING--1.1%
          486,700 CVS Corp..............................      21,935,569
                                                         ---------------

                  FOOD PRODUCTS--0.7%
          288,900 Kellogg Co............................      12,902,274
                                                         ---------------

                  HEALTH CARE EQUIPMENT & SUPPLIES--1.2%
          414,800 Baxter International, Inc.............      14,327,192
          124,400 Guidant Corp..........................       8,969,240
                                                         ---------------
                                                              23,296,432
                                                         ---------------

                  HEALTH CARE PROVIDERS & SERVICES--1.6%
           53,100 Aetna, Inc............................       6,624,225
          475,500 Caremark Rx, Inc. (b).................      18,748,965
           73,000 UnitedHealth Group, Inc...............       6,426,190
                                                         ---------------
                                                              31,799,380
                                                         ---------------

                  HOTELS, RESTAURANTS & LEISURE--1.6%
          339,400 International Game Technology (c).....      11,668,572
          644,100 McDonald's Corp.......................      20,649,846
                                                         ---------------
                                                              32,318,418
                                                         ---------------

                  HOUSEHOLD DURABLES--0.4%
          123,700 Pulte Homes, Inc. (c).................       7,892,060
                                                         ---------------

                  HOUSEHOLD PRODUCTS--1.0%
          365,900 The Procter & Gamble Co...............      20,153,772
                                                         ---------------

                  IT SERVICES--0.7%
          534,100 Accenture, Ltd. (Class A) (b).........      14,420,700
                                                         ---------------

                  INDUSTRIAL CONGLOMERATES--4.3%
        1,282,230 General Electric Co...................      46,801,395
        1,080,100 Tyco International, Ltd...............      38,602,774
                                                         ---------------
                                                              85,404,169
                                                         ---------------

                  INSURANCE--2.4%
           79,700 Ambac Financial Group, Inc............       6,545,761
          304,700 American International Group, Inc.....      20,009,649
          125,900 Prudential Financial, Inc. (c)........       6,919,464
          127,100 The Allstate Corp.....................       6,573,612
          171,469 Willis Group Holdings, Ltd. (c).......       7,059,379
                                                         ---------------
                                                              47,107,865
                                                         ---------------

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-126

METROPOLITAN SERIES FUND, INC.

 BLACKROCK DIVERSIFIED PORTFOLIO (FORMERLY STATE STREET RESEARCH DIVERSIFIED PORTFOLIO)

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

COMMON STOCKS--(CONTINUED)

                                                           VALUE
          SHARES                                          (NOTE 1)
         -------------------------------------------------------------

                   INTERNET SOFTWARE & SERVICES--1.3%
           276,300 IAC/InterActiveCorp. (b)........... $     7,631,406
           495,800 Yahoo!, Inc. (b)...................      18,681,744
                                                       ---------------
                                                            26,313,150
                                                       ---------------

                   INVESTMENT COMPANY--1.4%
           227,522 SPDR Trust Series 1 (c)............      27,500,584
                                                       ---------------

                   MACHINERY--0.9%
           206,200 ITT Industries, Inc................      17,413,590
                                                       ---------------

                   MEDIA--3.6%
           731,700 Comcast Corp. (Special Class A) (b)      24,029,028
         1,251,200 News Corp., Inc. (c)...............      24,023,040
         1,185,900 Time Warner, Inc. (b)..............      23,053,896
                                                       ---------------
                                                            71,105,964
                                                       ---------------

                   METALS & MINING--1.3%
           288,500 CONSOL Energy, Inc. (c)............      11,842,925
           301,090 Newmont Mining Corp................      13,371,407
                                                       ---------------
                                                            25,214,332
                                                       ---------------

                   MULTILINE RETAIL--1.4%
           266,400 Kohl's Corp. (b)...................      13,098,888
           294,100 Target Corp........................      15,272,613
                                                       ---------------
                                                            28,371,501
                                                       ---------------

                   OIL & GAS--2.6%
           255,600 EOG Resources, Inc. (c)............      18,239,616
           379,700 Exxon Mobil Corp...................      19,463,422
           114,400 Newfield Exploration Co. (b) (c)...       6,755,320
            60,300 Total S.A. (ADR) (c)...............       6,623,352
                                                       ---------------
                                                            51,081,710
                                                       ---------------

                   PAPER & FOREST PRODUCTS--0.8%
           152,800 International Paper Co.............       6,417,600
           147,000 Weyerhaeuser Co....................       9,881,340
                                                       ---------------
                                                            16,298,940
                                                       ---------------

                   PHARMACEUTICALS--4.3%
           297,200 Johnson & Johnson..................      18,848,424
           358,700 Merck & Co., Inc...................      11,528,618
           605,400 Novartis AG (ADR)..................      30,596,916
           512,625 Pfizer, Inc........................      13,784,486
           233,800 Wyeth..............................       9,957,542
                                                       ---------------
                                                            84,715,986
                                                       ---------------

                   SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--0.9%
           787,800 Intel Corp.........................      18,426,642
                                                       ---------------

                   SOFTWARE--3.4%
         1,638,500 Microsoft Corp.....................      43,764,335
         1,716,800 Oracle Corp. (b)...................      23,554,496
                                                       ---------------
                                                            67,318,831
                                                       ---------------

                                                                VALUE
      SHARES                                                   (NOTE 1)
    -----------------------------------------------------------------------

                SPECIALTY RETAIL--3.0%
        569,600 Circuit City Stores, Inc. (c).............. $     8,908,544
        465,300 Staples, Inc...............................      15,685,263
        489,900 The Home Depot, Inc........................      20,938,326
        310,600 The Sherwin-Williams Co....................      13,862,078
                                                            ---------------
                                                                 59,394,211
                                                            ---------------

                TEXTILES, APPAREL & LUXURY GOODS--0.7%
        152,400 NIKE, Inc. (Class B).......................      13,821,156
                                                            ---------------

                TOBACCO--1.0%
        312,100 Altria Group, Inc..........................      19,069,310
                                                            ---------------

                WIRELESS TELECOMMUNICATION SERVICES--1.6%
        613,400 Nextel Communications, Inc. (Class A) (b)..      18,402,000
        462,700 Vodafone Group, Plc. (ADR).................      12,668,726
                                                            ---------------
                                                                 31,070,726
                                                            ---------------
                Total Common Stocks
                 (Identified Cost $1,078,648,481)..........   1,263,791,466
                                                            ---------------

    BONDS & NOTES--33.7%
       FACE
      AMOUNT
    -----------------------------------------------------------------------

                AEROSPACE & DEFENSE--0.2%
    $ 3,663,497 BAE Systems 2001 Asset Trust, L.L.C. (144A)
                 6.664%, 09/15/13..........................       4,059,338
        375,000 Lockheed Martin Corp. 8.500%, 12/01/29.....         513,103
                                                            ---------------
                                                                  4,572,441
                                                            ---------------

                AGRICULTURAL OPERATIONS--0.1%
      1,075,000 Cargill, Inc. (144A) 3.625%, 03/04/09......       1,059,240
      1,175,000 Cargill, Inc. (144A) 4.375%, 06/01/13......       1,147,101
                                                            ---------------
                                                                  2,206,341
                                                            ---------------

                AIRLINES--0.1%
      1,539,266 Continental Airlines, Inc. 9.558%, 9/1/2019       1,550,703
                                                            ---------------

                ASSET BACKED--1.6%
        875,000 Anthracite CDO, Ltd. (144A)
                 3.090%, 03/23/39 (d)......................         908,162
      1,150,000 Ares VIII CLO, Ltd. (144A)
                 3.783%, 02/26/16 (d)......................       1,162,351
      3,500,000 Bank One Issuance Trust
                 1.834%, 03/15/12 (d)......................       3,518,196
      1,375,000 Centex Home Equity Loan Trust
                 4.400%, 06/25/33 (d)......................       1,431,109
      2,900,000 Citibank Credit Card Issuance Trust
                 7.450%, 09/15/07..........................       2,987,231
      1,550,000 Countrywide Asset-Backed Certificates
                 2.450%, 12/25/31 (d)......................       1,556,295
      1,925,000 Countrywide Asset-Backed Certificates
                 2.750%, 03/26/33 (d)......................       1,965,158

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-127

METROPOLITAN SERIES FUND, INC.

 BLACKROCK DIVERSIFIED PORTFOLIO (FORMERLY STATE STREET RESEARCH DIVERSIFIED PORTFOLIO)

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

BONDS & NOTES--(CONTINUED)

       FACE                                                     VALUE
      AMOUNT                                                   (NOTE 1)
    -----------------------------------------------------------------------

                ASSET BACKED--(CONTINUED)
    $    92,460 Distribution Financial Services Trust
                 5.670%, 01/17/17.......................... $        93,455
      1,425,000 Fleet Commercial Loan Master, L.L.C. (144A)
                 2.020%, 11/16/09 (d)......................       1,426,838
        125,000 Ford Credit Auto Owner Trust
                 4.790%, 11/15/06..........................         126,018
      1,158,321 GE Business Loan Trust (144A)
                 2.539%, 04/15/31 (d)......................       1,178,768
      1,725,000 Healthcare Finance Group, Inc. (144A)
                 2.220%, 06/05/07 (d)......................       1,716,073
        479,689 Hedged Mutual Fund Fee Trust (144A)
                 5.220%, 11/30/10..........................         479,689
        871,457 Knollwood CDO, Ltd. (144A)
                 4.320%, 01/10/39 (d)......................         862,742
      1,375,000 Long Beach Mortgage Loan Trust
                 2.400%, 03/25/34 (d)......................       1,384,958
      3,325,000 MBNA Credit Card Master Note Trust
                 6.550%, 12/15/08..........................       3,469,426
      1,350,000 MBNA Credit Card Master Note Trust
                 4.103%, 06/15/12 (d)......................       1,435,516
      1,425,000 Option One Mortgage Loan Trust
                 2.800%, 04/25/33 (d)......................       1,446,905
      1,575,000 Residential Asset Securities Corp.
                 2.850%, 01/25/33 (d)......................       1,594,248
      1,425,000 Structured Asset Investment Loan Trust
                 3.050%, 04/25/33 (d)......................       1,438,112
      1,925,000 Structured Asset Securities Corp.
                 2.400%, 06/25/32 (d)......................       1,933,125
                                                            ---------------
                                                                 32,114,375
                                                            ---------------

                AUTO PARTS--0.1%
        500,000 ArvinMeritor, Inc. 8.750%, 03/01/12 (c)....         577,500
        100,000 Briggs & Stratton Corp. 8.875%, 03/15/11...         120,250
        900,000 Dana Corp. 5.850%, 01/15/15................         891,000
                                                            ---------------
                                                                  1,588,750
                                                            ---------------

                AUTOMOBILES--0.2%
      1,400,000 DaimlerChrysler North America Holding Corp.
                 8.500%, 01/18/31..........................       1,749,233
      1,200,000 Ford Motor Co. 7.450%, 07/16/31 (c)........       1,206,885
      1,525,000 General Motors Corp.
                 8.250%, 07/15/23 (c)......................       1,588,550
                                                            ---------------
                                                                  4,544,668
                                                            ---------------

                BIOTECHNOLOGY--0.0%
        300,000 Bio-Rad Laboratories, Inc.
                 7.500%, 08/15/13 (c)......................         330,000
                                                            ---------------

                BUILDING & CONSTRUCTION--0.4%
        950,000 Beazer Homes USA, Inc. 8.375%, 04/15/12....       1,045,000
      1,125,000 Centex Corp 4.550%, 11/01/10...............       1,119,342
        925,000 D.R. Horton, Inc. 8.500%, 04/15/12.........       1,031,375
      1,125,000 KB Home & Broad Home Corp.
                 6.375%, 08/15/11..........................       1,181,250

      FACE                                                        VALUE
     AMOUNT                                                      (NOTE 1)
   --------------------------------------------------------------------------

               BUILDING & CONSTRUCTION--(CONTINUED)
   $ 1,725,000 MDC Holdings, Inc. 5.375%, 12/15/14........... $     1,716,408
     1,350,000 Pulte Homes, Inc. 6.375%, 05/15/33............       1,337,664
                                                              ---------------
                                                                    7,431,039
                                                              ---------------

               BUSINESS SERVICES--0.0%
       350,000 Cendant Corp. 6.250%, 03/15/10................         378,785
                                                              ---------------

               CHEMICALS--0.0%
       750,000 FMC Corp. 10.250%, 11/01/09...................         860,625
                                                              ---------------

               COAL--0.0%
       625,000 Massey Energy Co. 6.625%, 11/15/10............         653,125
                                                              ---------------

               COLLATERALIZED MORTGAGE OBLIGATIONS--2.7%
     2,237,559 Bear Stearns Commercial Mortgage Securities,
                Inc. 5.920%, 10/15/36........................       2,393,791
     3,888,183 Bear Stearns Commercial Mortgage Securities,
                Inc. 4.361%, 06/11/41........................       3,933,496
     1,664,797 Chase Commercial Mortgage Securities Corp.
                6.025%, 11/18/30.............................       1,718,755
     1,409,112 Countrywide Home Loans, Inc.
                4.660%, 02/19/34 (d).........................       1,396,243
     2,648,599 GGP Mall Properties Trust (144A)
                5.558%, 11/15/11.............................       2,734,919
        20,839 IMPAC CMB Trust 3.500%, 06/25/32 (d)..........          20,925
       550,270 IMPAC CMB Trust 3.050%, 08/25/33 (d)..........         562,229
     6,869,000 J.P. Morgan Commercial Mortgage Finance
                Corp. 7.238%, 09/15/29.......................       7,611,721
     1,643,089 J.P. Morgan Commercial Mortgage Finance
                Corp. 6.180%, 10/15/35.......................       1,713,311
       175,000 J.P. Morgan Commercial Mortgage Finance
                Corp. 6.658%, 10/15/35 (d)...................         191,433
     4,196,506 LB-UBS Commercial Mortgage Trust
                5.642%, 12/15/25 (d).........................       4,406,884
     1,600,000 LB-UBS Commercial Mortgage Trust
                5.934%, 12/15/05.............................       1,717,273
     2,650,000 LB-UBS Commercial Mortgage Trust
                4.023%, 09/15/26.............................       2,660,910
     2,755,322 LB-UBS Commercial Mortgage Trust
                4.071%, 09/15/26.............................       2,754,959
     2,795,789 LB-UBS Commercial Mortgage Trust
                3.636%, 11/15/27.............................       2,778,695
     3,990,265 LB-UBS Commercial Mortgage Trust (144A)
                6.155%, 07/14/16.............................       4,264,165
       202,229 Morgan Stanley Capital I, Inc.
                6.340%, 07/15/30.............................         202,900
     1,025,000 Morgan Stanley Capital I, Inc.
                6.630%, 07/15/30.............................       1,110,715
     1,325,994 Morgan Stanley Capital I, Inc.
                5.910%, 11/15/31.............................       1,362,076
     2,597,309 Salomon Brothers Mortgage Securities VII, Inc.
                (144A) 6.134%, 02/18/34......................       2,727,232
     4,225,000 Washington Mutual, Inc.
                3.420%, 05/25/33 (d).........................       4,192,436
     2,700,000 Washington Mutual, Inc.
                3.700%, 06/25/33 (d).........................       2,682,232
                                                              ---------------
                                                                   53,137,300
                                                              ---------------

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-128

METROPOLITAN SERIES FUND, INC.

 BLACKROCK DIVERSIFIED PORTFOLIO (FORMERLY STATE STREET RESEARCH DIVERSIFIED PORTFOLIO)

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

BONDS & NOTES--(CONTINUED)

          FACE                                                VALUE
         AMOUNT                                              (NOTE 1)
       ------------------------------------------------------------------

                   COMPUTERS & BUSINESS EQUIPMENT--0.1%
       $   975,000 Xerox Corp. 6.875%, 08/15/11 (c)...... $     1,038,375
                                                          ---------------

                   CONGLOMERATES--0.1%
         2,450,000 General Electric Co. 5.000%, 02/01/13.       2,513,614
                                                          ---------------

                   CONTAINERS & GLASS--0.0%
           725,000 Ball Corp. 6.875%, 12/15/12...........         779,375
                                                          ---------------

                   ELECTRICAL EQUIPMENT--0.1%
           850,000 Ametek, Inc. 7.200%, 07/15/08.........         921,571
           550,000 Thomas & Betts Corp. 7.250%, 06/01/13.         603,305
                                                          ---------------
                                                                1,524,876
                                                          ---------------

                   ELECTRICAL UTILITIES--0.4%
         1,200,000 Dominion Resources, Inc.
                    8.125%, 06/15/10.....................       1,412,439
         1,675,000 DTE Energy Co. 6.450%, 06/01/06.......       1,743,675
         1,825,000 Entergy Gulf States, Inc.
                    3.600%, 06/01/08.....................       1,795,444
         2,000,000 Progress Energy, Inc. 7.100%, 03/01/11       2,248,486
                                                          ---------------
                                                                7,200,044
                                                          ---------------

                   ELECTRONICS--0.1%
           475,000 Fisher Scientific International, Inc.
                    8.000%, 09/01/13.....................         539,125
           700,000 PerkinElmer, Inc. 8.875%, 01/15/13....         798,000
                                                          ---------------
                                                                1,337,125
                                                          ---------------

                   FEDERAL AGENCIES--13.7%
         5,583,102 Federal Home Loan Bank 5.500%,
                    07/01/33.............................       5,681,038
            38,615 Federal National Mortgage Association
                    7.250%, 09/01/07.....................          39,663
           224,165 Federal National Mortgage Association
                    7.000%, 12/01/07.....................         231,316
           119,607 Federal National Mortgage Association
                    8.000%, 06/01/08.....................         125,320
           158,718 Federal National Mortgage Association
                    8.500%, 02/01/09.....................         168,661
        24,650,000 Federal National Mortgage Association
                    4.125%, 04/15/14 (c).................      23,890,977
             5,788 Federal National Mortgage Association
                    9.000%, 04/01/16.....................           6,310
         2,296,020 Federal National Mortgage Association
                    5.000%, 06/01/18.....................       2,334,965
         1,717,955 Federal National Mortgage Association
                    4.500%, 10/01/18.....................       1,716,355
         2,529,971 Federal National Mortgage Association
                    5.000%, 06/01/23.....................       2,542,569
         1,523,642 Federal National Mortgage Association
                    5.500%, 01/01/24.....................       1,558,631
         1,948,602 Federal National Mortgage Association
                    6.500%, 12/01/29 (d).................       2,048,807
         3,513,145 Federal National Mortgage Association
                    5.500%, 04/01/33.....................       3,569,641

       FACE                                                      VALUE
      AMOUNT                                                    (NOTE 1)
    ------------------------------------------------------------------------

                FEDERAL AGENCIES--(CONTINUED)
    $ 7,876,943 Federal National Mortgage Association
                 5.000%, 11/01/33........................... $     7,830,736
      7,327,368 Federal National Mortgage Association
                 5.500%, 11/01/33...........................       7,445,202
      9,177,172 Federal National Mortgage Association
                 5.500%, 01/01/34...........................       9,324,752
     12,228,790 Federal National Mortgage Association
                 5.000%, 03/01/34...........................      12,157,055
      3,675,000 Federal National Mortgage Association
                 4.000%, TBA................................       3,586,572
     34,550,000 Federal National Mortgage Association
                 4.500%, TBA................................      34,045,834
     35,100,000 Federal National Mortgage Association
                 5.000%, TBA................................      35,416,281
     18,475,000 Federal National Mortgage Association
                 5.500%, TBA................................      18,888,969
     36,975,000 Federal National Mortgage Association
                 6.000%, TBA................................      38,362,406
     18,825,000 Federal National Mortgage Association
                 6.500%, TBA................................      19,758,220
        241,186 Government National Mortgage Association
                 6.000%, 02/15/09...........................         251,604
         57,264 Government National Mortgage Association
                 6.500%, 07/15/14...........................          61,085
      1,285,700 Government National Mortgage Association
                 7.500%, 12/15/14...........................       1,372,439
        732,327 Government National Mortgage Association
                 7.500%, 03/15/32...........................         786,623
      7,057,437 Government National Mortgage Association
                 5.500%, 04/15/33...........................       7,214,861
      1,990,209 Government National Mortgage Association
                 6.000%, 09/20/33...........................       2,061,511
      9,595,424 Government National Mortgage Association
                 5.000%, 10/20/33...........................       9,601,162
      3,233,467 Government National Mortgage Association
                 6.000%, 10/20/33...........................       3,360,349
      4,377,539 Government National Mortgage Association
                 6.000%, 11/20/33...........................       4,534,372
      3,289,220 Government National Mortgage Association
                 6.000%, 02/20/34...........................       3,407,261
      8,000,000 Government National Mortgage Association
                 5.500%, TBA................................       8,162,496
                                                             ---------------
                                                                 271,544,043
                                                             ---------------

                FINANCE & BANKING--2.5%
      1,825,000 Bank of America Corp. 7.400%, 01/15/11......       2,114,040
      1,050,000 Bank of America Institutional Capital (144A)
                 8.070%, 12/31/26...........................       1,155,756
      1,025,000 Bombardier Capital, Inc.
                 4.670%, 05/30/13 (d).......................       1,022,846
      1,750,000 CIT Group, Inc. 4.125%, 02/21/06............       1,767,784
        950,000 Citigroup Capital II 7.750%, 12/01/36.......       1,030,806
      4,515,000 Citigroup, Inc. (144A) 5.000%, 09/15/14.....       4,536,780
        650,000 Crestar Capital Trust I 8.160%, 12/15/26....         724,136
      2,500,000 ERAC USA Finance Co. (144A)
                 6.625%, 02/15/05...........................       2,509,892

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-129

METROPOLITAN SERIES FUND, INC.

 BLACKROCK DIVERSIFIED PORTFOLIO (FORMERLY STATE STREET RESEARCH DIVERSIFIED PORTFOLIO)

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

BONDS & NOTES--(CONTINUED)


        FACE                                                    VALUE
       AMOUNT                                                  (NOTE 1)
     ----------------------------------------------------------------------

                 FINANCE & BANKING--(CONTINUED)
     $   400,000 ERAC USA Finance Co. (144A)
                  8.250%, 05/01/05......................... $       406,592
         850,000 ERAC USA Finance Co. (144A)
                  6.625%, 05/15/06.........................         882,585
         525,000 ERAC USA Finance Co. (144A)
                  7.350%, 06/15/08.........................         579,984
         800,000 First National Bank of Boston
                  7.375%, 09/15/06.........................         853,059
       1,300,000 First Union Capital I 7.935%, 01/15/27....       1,455,331
       3,325,000 Ford Motor Credit Co. 7.375%, 10/28/09....       3,586,571
       1,525,000 General Motors Acceptance Corp.
                  7.250%, 03/02/11.........................       1,596,617
         475,000 General Motors Acceptance Corp.
                  8.000%, 11/01/31.........................         488,245
       1,600,000 Household Finance Corp.
                  6.375%, 10/15/11 (c).....................       1,767,034
       4,325,000 Household Finance Corp.
                  6.375%, 11/27/12.........................       4,778,619
       1,650,000 International Lease Finance Corp.
                  4.375%, 12/15/05.........................       1,665,774
       1,350,000 International Lease Finance Corp.
                  5.750%, 02/15/07 (c).....................       1,408,095
       2,665,000 John Hancock Global Funding (144A)
                  7.900%, 07/02/10.........................       3,120,385
       3,575,000 MBNA Corp. 5.625%, 11/30/07...............       3,747,533
       1,150,000 Mellon Capital II 7.995%, 01/15/27........       1,267,305
       2,450,000 Simon Property Group, L.P.
                  7.375%, 01/20/06.........................       2,545,055
       1,150,000 Sprint Capital Corp. 8.750%, 03/15/32.....       1,532,155
       1,150,000 U.S. Bancorp Capital I 8.270%, 12/15/26...       1,274,553
       2,050,000 Verizon Global Funding Corp.
                  7.750%, 12/01/30 (c).....................       2,548,818
                                                            ---------------
                                                                 50,366,350
                                                            ---------------

                 FINANCIAL SERVICES--0.1%
       1,900,000 Countrywide Home Loans, Inc.
                  4.125%, 09/15/09 (c).....................       1,891,482
                                                            ---------------

                 FOOD & BEVERAGES--0.1%
         950,000 Smithfield Foods, Inc. 7.000%, 08/01/11...       1,014,125
                                                            ---------------

                 FOREST PRODUCTS & PAPER--0.2%
       1,725,000 International Paper Co. 6.750%, 09/01/11..       1,933,954
         825,000 Weyerhaeuser Co. 7.375%, 03/15/32.........         978,323
                                                            ---------------
                                                                  2,912,277
                                                            ---------------

                 GAS & OIL--0.2%
       1,525,000 Conoco, Inc. 6.950%, 04/15/29.............       1,800,804
         650,000 Enterprise Products Operating, L.P. (144A)
                  5.600%, 10/15/14.........................         655,765
         475,000 Kerr-McGee Corp. 6.875%, 09/15/11.........         534,886
         600,000 Newfield Exploration Co. (144A)
                  6.625%, 09/01/14.........................         634,500
         675,000 Plains Exploration & Production Co.
                  7.125%, 06/15/14 (c).....................         735,750
                                                            ---------------
                                                                  4,361,705
                                                            ---------------

        FACE                                                   VALUE
       AMOUNT                                                 (NOTE 1)
     ---------------------------------------------------------------------

                 GAS & PIPELINE UTILITIES--0.1%
     $ 1,325,000 Halliburton Co. (144A)
                  1.920%, 01/26/07 (d).................... $     1,325,478
                                                           ---------------

                 HEALTH CARE--0.0%
         675,000 Alderwoods Group, Inc. (144A)
                  7.750%, 09/15/12........................         729,000
                                                           ---------------

                 HOTELS & RESTAURANTS--0.1%
         950,000 Park Place Entertainment Corp.
                  7.875%, 03/15/10........................       1,069,937
         875,000 Starwood Hotels & Resorts Worldwide, Inc.
                  7.875%, 05/01/12 (d)....................         999,688
                                                           ---------------
                                                                 2,069,625
                                                           ---------------

                 INDUSTRIAL MACHINERY--0.0%
         350,000 Kennametal, Inc. 7.200%, 06/15/12........         388,932
                                                           ---------------

                 INVESTMENT BROKERAGE--0.9%
         800,000 JPMorgan Capital Trust I
                  7.540%, 01/15/27........................         859,992
       2,375,000 JPMorgan Chase & Co. 6.750%, 02/01/11....       2,668,092
       1,375,000 Lehman Brothers Holdings, Inc.
                  4.000%, 01/22/08........................       1,384,489
       1,550,000 Lehman Brothers Holdings, Inc.
                  3.950%, 11/10/09 (c)....................       1,534,360
       2,200,000 Merrill Lynch & Co., Inc.
                  3.700%, 04/21/08 (c)....................       2,194,027
       3,550,000 Morgan Stanley 4.750%, 04/01/14..........       3,459,148
       3,525,000 The Goldman Sachs Group, Inc.
                  6.875%, 01/15/11........................       3,976,828
                                                           ---------------
                                                                16,076,936
                                                           ---------------

                 INVESTMENT COMPANIES--0.7%
      13,300,000 Dow Jones CDC.NA.HY.3 Trust 3 (144A)
                  8.000%, 12/29/09........................      13,640,813
                                                           ---------------

                 MEDIA--0.5%
       1,875,000 AOL Time Warner, Inc. 6.875%, 05/01/12...       2,135,355
       1,575,000 Comcast Corp. 7.050%, 03/15/33 (c).......       1,802,159
       1,000,000 EchoStar DBS Corp. 5.750%, 10/01/08 (c)..       1,012,500
       1,025,000 Lamar Media Corp. 7.250%, 01/01/13.......       1,107,000
         150,000 Scientific Games Corp. 6.250%, 12/15/12..         152,625
       1,725,000 TCI Communications, Inc.
                  7.875%, 02/15/26........................       2,118,343
         775,000 Time Warner Entertainment Co., L.P.
                  8.375%, 03/15/23........................         971,624
                                                           ---------------
                                                                 9,299,606
                                                           ---------------

                 METALS & MINING--0.2%
       1,125,000 Corporacion Nacional del Cobre
                  4.750%, 10/15/14 (c)....................       1,102,779
         475,000 Inco, Ltd. 7.200%, 09/15/32..............         553,611
       1,175,000 Newmont Mining Corp 8.625%, 05/15/11.....       1,426,487
                                                           ---------------
                                                                 3,082,877
                                                           ---------------

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-130

METROPOLITAN SERIES FUND, INC.

 BLACKROCK DIVERSIFIED PORTFOLIO (FORMERLY STATE STREET RESEARCH DIVERSIFIED PORTFOLIO)

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

BONDS & NOTES--(CONTINUED)

         FACE                                                  VALUE
        AMOUNT                                                (NOTE 1)
      --------------------------------------------------------------------

                  RAILROADS & EQUIPMENT--0.1%
      $ 1,825,000 Norfolk Southern Corp. 9.000%, 03/01/21. $     2,455,078
                                                           ---------------

                  REAL ESTATE--0.6%
        3,000,000 EOP Operating, L.P. 6.800%, 01/15/09....       3,288,342
        2,325,000 ERP Operating, L.P. 6.630%, 04/13/15 (d)       2,348,643
          900,000 iStar Financial, Inc. (REIT)
                   7.000%, 03/15/08.......................         969,124
          500,000 Merry Land & Investment Co., Inc. (REIT)
                   7.250%, 06/15/05.......................         509,001
        1,225,000 Pan Pacific Retail Properties, Inc.
                   6.125%, 01/15/13.......................       1,285,317
        1,250,000 Reckson Operating Partnership (REIT)
                   5.875%, 08/15/14.......................       1,296,589
          525,000 Senior Housing Properties Trust (REIT)
                   8.625%, 01/15/12.......................         599,812
        2,000,000 Vornado Realty Trust (REIT)
                   5.625%, 06/15/07.......................       2,076,458
                                                           ---------------
                                                                12,373,286
                                                           ---------------

                  RETAIL--0.1%
          950,000 J.C. Penney Co., Inc. 8.000%, 03/01/10..       1,085,375
          250,000 K2, Inc. (144A) 7.375%, 07/01/14........         273,750
          816,000 Saks, Inc. 7.000%, 12/01/13.............         833,340
                                                           ---------------
                                                                 2,192,465
                                                           ---------------

                  TELECOMMUNICATIONS--0.1%
        1,075,000 AT&T Wireless Services, Inc.
                   8.750%, 03/01/31.......................       1,449,436
          925,000 SBC Communications, Inc.
                   5.100%, 09/15/14.......................         933,597
                                                           ---------------
                                                                 2,383,033
                                                           ---------------

                  U.S. TREASURY--5.5%
        7,300,000 United States Treasury Bond Strips Zero
                   Coupon, 08/15/25 (c)...................       2,563,994
       12,250,000 United States Treasury Bonds
                   7.250%, 05/15/16 (c)...................      15,333,558
       10,250,000 United States Treasury Bonds
                   8.875%, 02/15/19 (c)...................      14,745,988
        4,725,000 United States Treasury Bonds
                   6.250%, 08/15/23 (c)...................       5,531,756
        5,875,000 United States Treasury Bonds
                   6.250%, 05/15/30 (c)...................       7,024,068
       21,700,000 United States Treasury Notes
                   7.000%, 07/15/06.......................      23,007,078
       10,275,000 United States Treasury Notes
                   5.625%, 05/15/08 (c)...................      11,020,739
        5,150,000 United States Treasury Notes
                   6.500%, 02/15/10 (c)...................       5,830,562
       17,975,000 United States Treasury Notes
                   5.750%, 08/15/10 (c)...................      19,790,061
        4,650,000 United States Treasury Notes
                   4.000%, 11/15/12 (c)...................       4,642,188
                                                           ---------------
                                                               109,489,992
                                                           ---------------

         FACE                                                   VALUE
        AMOUNT                                                (NOTE 1)
      --------------------------------------------------------------------

                  YANKEE--1.8%
      $   950,000 British Telecommunications, Plc.
                   8.875%, 12/15/30 (d)................... $     1,272,070
          600,000 Corporacion Andina de Fomento
                   6.875%, 03/15/12 (c)...................         674,273
        1,150,000 Deutsche Telekom International Finance
                   8.750%, 06/15/30 (d)...................       1,518,527
        1,375,000 EnCana Corp. 6.500%, 08/15/34...........       1,509,478
          975,000 Federative Republic of Brazil
                   11.000%, 08/17/40 (c)..................       1,156,838
          925,000 France Telecom
                   S.A. 9.250%, 03/01/31 (d) (c)..........       1,253,923
        1,475,000 Granite Mortgages, Plc.
                   2.450%, 03/20/44 (d)...................       1,475,000
          100,000 Luscar Coal, Ltd. 9.750%, 10/15/11......         113,500
        1,125,000 Petroleos Mexicanos 6.500%, 02/01/05 (c)       1,128,600
        1,325,000 Petronas Capital, Ltd. (144A)
                   7.875%, 05/22/22.......................       1,652,948
        2,425,000 Republic of Argentina 1.980%, 08/03/12..       2,061,250
        2,100,000 Republic of Chile 5.625%, 07/23/07......       2,199,540
          925,000 Republic of Columbia
                   10.750%, 01/15/13 (c)..................       1,105,375
        1,025,000 Republic of Malaysia 7.500%, 07/15/11...       1,197,439
        2,500,000 Republic of Panama 7.250%, 03/15/15.....       2,600,000
          836,000 Republic of Peru 5.000%, 03/07/17 (d)...         798,380
          825,000 Republic of South Africa
                   9.125%, 05/19/09.......................         977,625
          975,000 Republic of South Africa
                   6.500%, 06/02/14.......................       1,067,625
        2,075,000 Republic of Turkey 7.250%, 03/15/15.....       2,132,062
        1,550,000 Republic of Venezuela
                   10.750%, 09/19/13 (c)..................       1,856,125
          550,000 Rogers Wireless Communications, Inc.
                   6.375%, 03/01/14.......................         544,500
          625,000 State of Qatar (144A) 9.750%, 06/15/30..         906,250
        2,075,000 Telecom Italia Capital (144A)
                   4.950%, 09/30/14.......................       2,032,958
        3,725,000 United Mexican States 4.625%, 10/08/08..       3,771,562
          775,000 United Mexican States
                   6.625%, 03/03/15 (c)...................         832,350
          650,000 United Mexican States 8.300%, 08/15/31..         761,800
                                                           ---------------
                                                                36,599,998
                                                           ---------------
                  Total Bonds & Notes
                   (Identified Cost $659,644,977).........     667,958,662
                                                           ---------------

      WARRANTS--0.0%
                                                                VALUE
        SHARES                                                (NOTE 1A)
      --------------------------------------------------------------------

                  COMMERCIAL SERVICES & SUPPLIES--0.0%
                1 Anacomp, Inc. (Class B) (b)............. $            15
                                                           ---------------
                  Total Warrants
                   (Identified Cost $33,141)..............              15
                                                           ---------------

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-131

METROPOLITAN SERIES FUND, INC.

 BLACKROCK DIVERSIFIED PORTFOLIO (FORMERLY STATE STREET RESEARCH DIVERSIFIED PORTFOLIO)

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

SHORT TERM INVESTMENTS--11.2%

         FACE                                                  VALUE
        AMOUNT                                               (NOTE 1A)
      -------------------------------------------------------------------

                  COMMERCIAL PAPER--11.2%
      $ 2,065,000 Caterpillar Financial Services Corp.
                   2.273%, 01/13/05...................... $     2,063,438
        2,766,000 General Electric Capital Corp.
                   2.371%, 03/11/05......................       2,753,489
       14,429,000 International Lease Finance Corp.
                   2.136%, 01/06/05......................      14,424,731
       10,952,000 International Lease Finance Corp.
                   2.208%, 01/19/05......................      10,939,953
        4,508,000 International Lease Finance Corp.
                   2.358%, 02/10/05......................       4,496,229
       46,824,000 Morgan Stanley 2.324%, 01/13/05........      46,787,789
       15,000,000 Morgan Stanley 2.345%, 01/20/05........      14,981,475
       13,613,000 Royal Bank of Scotland 2.224%, 01/03/05      13,611,321
        6,004,000 The Goldman Sachs Group, L.P.
                   2.331%, 01/06/05......................       6,002,057

SHORT TERM INVESTMENTS--(CONTINUED)

          FACE                                                VALUE
         AMOUNT                                             (NOTE 1A)
       ------------------------------------------------------------------

                   COMMERCIAL PAPER--(CONTINUED)
       $12,794,000 Toyota Motor Credit 2.237%, 01/18/05. $    12,780,527
        18,738,000 Toyota Motor Credit 2.324%, 01/19/05.      18,716,264
        20,000,000 UBS Finance, Inc. 2.346%, 01/03/05...      19,997,394
        33,425,000 UBS Finance, Inc. 2.265%, 01/10/05...      33,406,115
        20,000,000 UBS Finance, Inc. 2.384%, 02/25/05...      19,927,431
                                                         ---------------
                                                             220,888,213
                                                         ---------------
                   Total Short Term Investments
                    (Identified Cost $220,888,213)......     220,888,213
                                                         ---------------
                   Total Investments--108.7%
                    (Identified Cost $1,959,214,812) (a)   2,152,638,356
                   Other assets less liabilities........    (171,806,601)
                                                         ---------------
                   TOTAL NET ASSETS--100%                $ 1,980,831,755
                                                         ===============

FUTURES CONTRACTS

                                                                                         UNREALIZED
                                    EXPIRATION NUMBER OF   CONTRACT    VALUATION AS OF APPRECIATION/
FUTURES CONTRACTS LONG                 DATE    CONTRACTS    AMOUNT       12/31/2004    (DEPRECIATION)
----------------------              ---------- --------- ------------  --------------- --------------
Interest Rate Swap 10 Year Futures. 3/14/2005     288    $ 31,777,992   $ 31,761,000     $ (16,992)
U.S. Treasury Notes 5 Year Futures. 3/21/2005     153      16,749,244     16,758,281         9,037
U.S. Treasury Notes 2 Year Futures. 3/31/2005     211      44,236,365     44,224,281       (12,084)

FUTURES CONTRACTS SHORT
-----------------------
U.S. Treasury Notes 10 Year Futures 3/21/2005    (477)    (53,265,178)   (53,394,188)     (129,010)
                                                                                         ---------
Net Unrealized Depreciation...........................................................   $(149,049)
                                                                                         =========

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-132

METROPOLITAN SERIES FUND, INC.

 BLACKROCK DIVERSIFIED PORTFOLIO (FORMERLY STATE STREET RESEARCH DIVERSIFIED PORTFOLIO)


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2004

    ASSETS
      Investments at value.....................              $2,152,638,356
      Cash.....................................                      61,425
      Collateral for securities loaned.........                 193,270,536
      Receivable for:
       Securities sold.........................                  37,354,721
       Fund shares sold........................                     224,046
       Futures variation margin................                      47,457
       Dividends and interest..................                   7,942,500
       Foreign taxes...........................                      37,809
                                                             --------------
        Total Assets...........................               2,391,576,850
    LIABILITIES
      Payable for:
       Fund shares redeemed.................... $    411,255
       Securities purchased....................  216,148,295
       Withholding taxes.......................       18,215
       Return of collateral for securities
        loaned.................................  193,270,536
      Accrued expenses:
       Management fees.........................      731,944
       Service and distribution fees...........       14,788
       Other expenses..........................      150,062
                                                ------------
        Total Liabilities......................                 410,745,095
                                                             --------------
    NET ASSETS.................................              $1,980,831,755
                                                             ==============
      Net assets consist of:
       Capital paid in.........................              $2,014,157,898
       Undistributed net investment income.....                  30,147,177
       Accumulated net realized gains
        (losses)...............................                (256,747,815)
       Unrealized appreciation (depreciation)
        on investments and futures
        contracts..............................                 193,274,495
                                                             --------------
    NET ASSETS.................................              $1,980,831,755
                                                             ==============
    Computation of offering price:
    CLASS A
    Net asset value and redemption price per
     share ($1,875,195,974 divided by
     116,428,477 shares outstanding)...........              $        16.11
                                                             ==============
    CLASS B
    Net asset value and redemption price per
     share ($20,413,207 divided by
     1,273,764 shares outstanding).............              $        16.03
                                                             ==============
    CLASS E
    Net asset value and redemption price per
     share ($85,222,574 divided by
     5,303,640 shares outstanding).............              $        16.07
                                                             ==============
    Identified cost of investments.............              $1,959,214,812
                                                             ==============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2004

    INVESTMENT INCOME
      Dividends...............................               $ 19,505,324(a)
      Interest................................                 28,719,316(b)
                                                             ------------
                                                               48,224,640
    EXPENSES
      Management fees......................... $  8,551,135
      Service and distribution fees--Class B..       15,698
      Service and distribution fees--Class E..      113,467
      Directors' fees and expenses............       23,099
      Custodian...............................      399,722
      Audit and tax services..................       21,371
      Legal...................................       47,491
      Printing................................      567,315
      Insurance...............................       47,020
      Miscellaneous...........................        9,662
                                               ------------
      Total expenses before reductions........    9,795,980
      Expense reductions......................     (220,330)    9,575,650
                                               ------------  ------------
    NET INVESTMENT INCOME.....................                 38,648,990
                                                             ------------
    REALIZED AND UNREALIZED GAIN (LOSS)
    Realized gain (loss) on:
      Investments--net........................  148,768,408
      Options--net............................      (12,744)
      Foreign currency transactions--net......     (104,642)
      Futures contracts--net..................   (1,412,254)  147,238,768
                                               ------------
    Unrealized appreciation (depreciation) on:
      Investments--net........................  (28,411,295)
      Futures contracts--net..................     (162,820)  (28,574,115)
                                               ------------  ------------
    Net gain (loss)...........................                118,664,653
                                                             ------------
    NET INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS..........................               $157,313,643
                                                             ============

(a)Net of foreign taxes of $188,299.
(b)Includes income on securities loaned of $156,207.

                See accompanying notes to financial statements.

                                    MSF-133

METROPOLITAN SERIES FUND, INC.

 BLACKROCK DIVERSIFIED PORTFOLIO (FORMERLY STATE STREET RESEARCH DIVERSIFIED PORTFOLIO)

STATEMENT OF CHANGES IN NET ASSETS


                                                                       YEAR ENDED      YEAR ENDED
                                                                      DECEMBER 31,    DECEMBER 31,
                                                                          2004            2003
                                                                     --------------  --------------
FROM OPERATIONS
  Net investment income............................................. $   38,648,990  $   36,167,834
  Net realized gain.................................................    147,238,768       6,663,843
  Unrealized appreciation (depreciation)............................    (28,574,115)    298,364,509
                                                                     --------------  --------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................    157,313,643     341,196,186
                                                                     --------------  --------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................    (35,761,675)    (66,525,086)
    Class E.........................................................     (1,368,237)       (676,434)
                                                                     --------------  --------------
  TOTAL DISTRIBUTIONS...............................................    (37,129,912)    (67,201,520)
                                                                     --------------  --------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.   (114,027,761)        278,445
                                                                     --------------  --------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................      6,155,970     274,273,111

NET ASSETS
  Beginning of the period...........................................  1,974,675,785   1,700,402,674
                                                                     --------------  --------------
  End of the period................................................. $1,980,831,755  $1,974,675,785
                                                                     ==============  ==============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $   30,147,177  $   25,047,232
                                                                     ==============  ==============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                       YEAR ENDED                  YEAR ENDED
                                                                    DECEMBER 31, 2004           DECEMBER 31, 2003
                                                               --------------------------  --------------------------
                                                                  SHARES          $           SHARES          $
                                                               -----------  -------------  -----------  -------------
CLASS A
  Sales.......................................................   2,056,939  $  31,322,434    2,292,007  $  32,056,511
  Share issued through acquisition............................           0              0    5,044,622     65,515,637
  Reinvestments...............................................   2,369,892     35,761,675    5,141,042     66,525,086
  Redemptions................................................. (15,018,684)  (228,103,744) (14,637,404)  (200,037,582)
                                                               -----------  -------------  -----------  -------------
  Net increase (decrease)..................................... (10,591,853) $(161,019,635)  (2,159,733) $ (35,940,348)
                                                               ===========  =============  ===========  =============
CLASS B
  Sales.......................................................   1,331,985  $  20,049,295            0  $           0
  Redemptions.................................................     (58,221)      (873,431)           0              0
                                                               -----------  -------------  -----------  -------------
  Net increase (decrease).....................................   1,273,764  $  19,175,864            0  $           0
                                                               ===========  =============  ===========  =============
CLASS E
  Sales.......................................................   2,847,828  $  43,310,350    2,879,558  $  40,159,703
  Reinvestments...............................................      90,792      1,368,237       52,315        676,434
  Redemptions.................................................  (1,117,488)   (16,862,577)    (329,053)    (4,617,344)
                                                               -----------  -------------  -----------  -------------
  Net increase (decrease).....................................   1,821,132  $  27,816,010    2,602,820  $  36,218,793
                                                               ===========  =============  ===========  =============
  Increase (decrease) derived from capital share transactions.  (7,496,957) $(114,027,761)     443,087  $     278,445
                                                               ===========  =============  ===========  =============

                See accompanying notes to financial statements.

                                    MSF-134

METROPOLITAN SERIES FUND, INC.

 BLACKROCK DIVERSIFIED PORTFOLIO (FORMERLY STATE STREET RESEARCH DIVERSIFIED PORTFOLIO)

FINANCIAL HIGHLIGHTS


                                                                                                            CLASS A
                                                                                  -----------------------------------------------
                                                                                                    YEAR ENDED DECEMBER 31,
                                                                                  -----------------------------------------------
                                                                                     2004        2003        2002        2001
                                                                                  ----------  ----------  ----------  ----------
NET ASSET VALUE, BEGINNING OF PERIOD............................................. $    15.13  $    13.07  $    15.51  $    18.38
                                                                                  ----------  ----------  ----------  ----------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income..........................................................       0.32        0.30        0.42        0.49
  Net realized and unrealized gain (loss) on investments.........................       0.95        2.30       (2.53)      (1.62)
                                                                                  ----------  ----------  ----------  ----------
  Total from investment operations...............................................       1.27        2.60       (2.11)      (1.13)
                                                                                  ----------  ----------  ----------  ----------
LESS DISTRIBUTIONS
  Distributions from net investment income.......................................      (0.29)      (0.54)      (0.33)      (0.78)
  Distributions from net realized capital gains..................................       0.00        0.00        0.00       (0.96)
                                                                                  ----------  ----------  ----------  ----------
  Total distributions............................................................      (0.29)      (0.54)      (0.33)      (1.74)
                                                                                  ----------  ----------  ----------  ----------
NET ASSET VALUE, END OF PERIOD................................................... $    16.11  $    15.13  $    13.07  $    15.51
                                                                                  ==========  ==========  ==========  ==========
TOTAL RETURN (%).................................................................        8.5        20.6       (13.9)       (6.3)
Ratio of operating expenses to average net assets before expense reductions (%)..       0.50        0.51        0.49        0.49
Ratio of operating expenses to average net assets after expense reductions(%) (d)       0.49        0.50        0.48        0.47
Ratio of net investment income to average net assets (%).........................       1.99        2.00        2.68        2.73
Portfolio turnover rate (%)......................................................        232         211         112         131
Net assets, end of period (000).................................................. $1,875,196  $1,922,067  $1,688,913  $2,345,064

                                                                                  -----------

                                                                                  -----------
                                                                                     2000
                                                                                  ----------
NET ASSET VALUE, BEGINNING OF PERIOD............................................. $    18.27
                                                                                  ----------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income..........................................................       0.62
  Net realized and unrealized gain (loss) on investments.........................      (0.43)
                                                                                  ----------
  Total from investment operations...............................................       0.19
                                                                                  ----------
LESS DISTRIBUTIONS
  Distributions from net investment income.......................................       0.00
  Distributions from net realized capital gains..................................      (0.08)
                                                                                  ----------
  Total distributions............................................................      (0.08)
                                                                                  ----------
NET ASSET VALUE, END OF PERIOD................................................... $    18.38
                                                                                  ==========
TOTAL RETURN (%).................................................................        1.0
Ratio of operating expenses to average net assets before expense reductions (%)..       0.46
Ratio of operating expenses to average net assets after expense reductions(%) (d)       0.46
Ratio of net investment income to average net assets (%).........................       3.26
Portfolio turnover rate (%)......................................................        131
Net assets, end of period (000).................................................. $2,756,922

                                                                                       CLASS B                       CLASS E
                                                                                  ----------------- --------------------------
                                                                                  APRIL 26, 2004(A)         YEAR ENDED
                                                                                       THROUGH             DECEMBER 31,
                                                                                    DECEMBER 31,    -------------------------
                                                                                        2004          2004     2003     2002
                                                                                  ----------------- -------  -------  -------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................      $ 14.97      $ 15.11  $ 13.06  $ 15.51
                                                                                       -------      -------  -------  -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income..........................................................         0.11         0.29     0.41     0.40
  Net realized and unrealized gain (loss) on investments.........................         0.95         0.94     2.17    (2.52)
                                                                                       -------      -------  -------  -------
  Total from investment operations...............................................         1.06         1.23     2.58    (2.12)
                                                                                       -------      -------  -------  -------
LESS DISTRIBUTIONS
  Distributions from net investment income.......................................         0.00        (0.27)   (0.53)   (0.33)
  Distributions from net realized capital gains..................................         0.00         0.00     0.00     0.00
                                                                                       -------      -------  -------  -------
  Total distributions............................................................         0.00        (0.27)   (0.53)   (0.33)
                                                                                       -------      -------  -------  -------
NET ASSET VALUE, END OF PERIOD...................................................      $ 16.03      $ 16.07  $ 15.11  $ 13.06
                                                                                       =======      =======  =======  =======
TOTAL RETURN (%).................................................................          7.1(b)       8.3     20.4    (13.9)
Ratio of operating expenses to average net assets before expense reductions (%)..         0.75(c)      0.65     0.66     0.64
Ratio of operating expenses to average net assets after expense reductions(%) (d)         0.74(c)      0.64     0.65     0.63
Ratio of net investment income to average net assets (%).........................         2.27(c)      1.88     1.80     2.53
Portfolio turnover rate (%)......................................................          232          232      211      112
Net assets, end of period (000)..................................................      $20,413      $85,223  $52,609  $11,490

                                                                                  -----------
                                                                                  MAY 1, 2001(A)
                                                                                     THROUGH
                                                                                   DECEMBER 31,
                                                                                       2001
                                                                                  --------------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................     $16.18
                                                                                      ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income..........................................................       0.01
  Net realized and unrealized gain (loss) on investments.........................      (0.68)
                                                                                      ------
  Total from investment operations...............................................      (0.67)
                                                                                      ------
LESS DISTRIBUTIONS
  Distributions from net investment income.......................................       0.00
  Distributions from net realized capital gains..................................       0.00
                                                                                      ------
  Total distributions............................................................       0.00
                                                                                      ------
NET ASSET VALUE, END OF PERIOD...................................................     $15.51
                                                                                      ======
TOTAL RETURN (%).................................................................       (4.1)(b)
Ratio of operating expenses to average net assets before expense reductions (%)..       0.64 (c)
Ratio of operating expenses to average net assets after expense reductions(%) (d)       0.62 (c)
Ratio of net investment income to average net assets (%).........................       2.58 (c)
Portfolio turnover rate (%)......................................................        131
Net assets, end of period (000)..................................................     $   22

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.
(d)The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                See accompanying notes to financial statements.

                                    MSF-135

METROPOLITAN SERIES FUND, INC.

 CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

COMMON STOCKS--96.1% OF TOTAL NET ASSETS


                                                              VALUE
         SHARES                                              (NOTE 1)
        ----------------------------------------------------------------

                 AEROSPACE & DEFENSE--1.6%
          14,400 Northrop Grumman Corp.................... $     782,784
          74,270 United Technologies Corp.................     7,675,804
                                                           -------------
                                                               8,458,588
                                                           -------------

                 BEVERAGES--2.2%
         128,400 Anheuser-Busch Cos., Inc.................     6,513,732
          97,300 PepsiCo, Inc.............................     5,079,060
                                                           -------------
                                                              11,592,792
                                                           -------------

                 BIOTECHNOLOGY--2.5%
         125,100 Amgen, Inc. (b)..........................     8,025,165
         130,400 Applera Corp.--Applied Biosystems Group..     2,726,664
           7,200 Biogen Idec, Inc. (b)....................       479,592
          22,800 Imclone Systems, Inc. (b)................     1,050,624
          63,100 Millennium Pharmaceuticals, Inc. (b).....       764,772
                                                           -------------
                                                              13,046,817
                                                           -------------

                 BUILDING PRODUCTS--0.7%
          90,000 American Standard Cos., Inc. (b).........     3,718,800
                                                           -------------

                 CAPITAL MARKETS--0.4%
          18,500 The Goldman Sachs Group, Inc.............     1,924,740
                                                           -------------

                 CHEMICALS--1.6%
          36,900 Air Products & Chemicals, Inc............     2,139,093
          67,100 E. I. du Pont de Nemours & Co............     3,291,255
          58,000 The Dow Chemical Co......................     2,871,580
                                                           -------------
                                                               8,301,928
                                                           -------------

                 COMMERCIAL BANKS--1.9%
         158,800 Wells Fargo & Co.........................     9,869,420
                                                           -------------

                 COMMERCIAL SERVICES & SUPPLIES--0.3%
          43,200 Allied Waste Industries, Inc. (b)........       400,896
          35,100 Monster Worldwide, Inc. (b)..............     1,180,764
                                                           -------------
                                                               1,581,660
                                                           -------------

                 COMMUNICATIONS EQUIPMENT--2.7%
         352,670 Cisco Systems, Inc. (b)..................     6,806,531
          85,700 Corning, Inc. (b)........................     1,008,689
         299,500 JDS Uniphase Corp. (b)...................       949,415
          36,800 Polycom, Inc. (b)........................       858,176
         105,800 QUALCOMM, Inc............................     4,485,920
                                                           -------------
                                                              14,108,731
                                                           -------------

                 COMPUTERS & PERIPHERALS--1.9%
          16,500 Apple Computer, Inc. (b).................     1,062,600
          26,000 International Business Machines Corp.....     2,563,080
          16,600 Lexmark International, Inc. (Class A) (b)     1,411,000
         109,200 Seagate Technology (b)...................     1,885,884
         599,100 Sun Microsystems, Inc. (b)...............     3,223,158
                                                           -------------
                                                              10,145,722
                                                           -------------

                 CONSTRUCTION & ENGINEERING--1.0%
          99,800 Fluor Corp...............................     5,440,098
                                                           -------------

                                                               VALUE
       SHARES                                                 (NOTE 1)
      -------------------------------------------------------------------

               CONSUMER FINANCE--2.3%
        42,600 AmeriCredit Corp. (b)....................... $   1,041,570
       205,000 SLM Corp....................................    10,944,950
                                                            -------------
                                                               11,986,520
                                                            -------------

               DIVERSIFIED FINANCIAL SERVICES--2.2%
       302,172 JPMorgan Chase & Co.........................    11,787,730
                                                            -------------

               DIVERSIFIED TELECOMMUNICATION SERVICES--3.3%
        53,800 Qwest Communications International, Inc. (b)       238,872
        52,077 SBC Communications, Inc.....................     1,342,024
       510,650 Sprint Corp.................................    12,689,653
        69,438 Verizon Communications, Inc.................     2,812,933
                                                            -------------
                                                               17,083,482
                                                            -------------

               ELECTRICAL EQUIPMENT--0.6%
        34,400 Cooper Industries, Ltd. (Class A)...........     2,335,416
        13,000 Emerson Electric Co.........................       911,300
                                                            -------------
                                                                3,246,716
                                                            -------------

               ELECTRONIC EQUIPMENT & INSTRUMENTS--2.0%
       172,900 Agilent Technologies, Inc. (b)..............     4,166,890
        87,400 Avnet, Inc. (b).............................     1,594,176
       117,600 Flextronics International, Ltd. (b).........     1,625,232
       111,600 Jabil Circuit, Inc. (b).....................     2,854,728
                                                            -------------
                                                               10,241,026
                                                            -------------

               ENERGY EQUIPMENT & SERVICES--3.2%
        54,500 Baker Hughes, Inc...........................     2,325,515
        21,300 BJ Services Co..............................       991,302
       103,300 Schlumberger, Ltd...........................     6,915,935
        77,100 Transocean, Inc. (b)........................     3,268,269
        64,800 Weatherford International, Ltd. (b).........     3,324,240
                                                            -------------
                                                               16,825,261
                                                            -------------

               FOOD & STAPLES RETAILING--1.7%
       118,200 Costco Wholesale Corp.......................     5,722,062
        78,000 Sysco Corp..................................     2,977,260
                                                            -------------
                                                                8,699,322
                                                            -------------

               FOOD PRODUCTS--2.1%
       110,700 Campbell Soup Co............................     3,308,823
       107,100 Kraft Foods, Inc. (Class A).................     3,813,831
        57,400 Unilever NV.................................     3,829,154
                                                            -------------
                                                               10,951,808
                                                            -------------

               GAS UTILITIES--0.4%
        47,860 Kinder Morgan Management, L.L.C. (b)........     1,947,902
                                                            -------------

               HEALTH CARE EQUIPMENT & SUPPLIES--2.2%
        38,600 Becton, Dickinson & Co......................     2,192,480
        69,600 Boston Scientific Corp. (b).................     2,474,280
        78,272 Guidant Corp................................     5,643,411
        29,300 Medtronic, Inc..............................     1,455,331
                                                            -------------
                                                               11,765,502
                                                            -------------

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-136

METROPOLITAN SERIES FUND, INC.

 CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

COMMON STOCKS--(CONTINUED)


                                                                 VALUE
     SHARES                                                     (NOTE 1)
    -----------------------------------------------------------------------

             HEALTH CARE PROVIDERS & SERVICES--2.8%
      24,900 DaVita, Inc. (b)................................ $     984,297
     151,600 Lincare Holdings, Inc. (b)......................     6,465,740
      43,500 Medco Health Solutions, Inc. (b)................     1,809,600
      96,700 Tenet Healthcare Corp. (b)......................     1,061,766
      22,300 Triad Hospitals, Inc. (b).......................       829,783
      29,500 WellPoint, Inc. (b).............................     3,392,500
                                                              -------------
                                                                 14,543,686
                                                              -------------

             HOTELS, RESTAURANTS & LEISURE--1.1%
      78,500 Carnival Corp...................................     4,523,955
      11,700 Las Vegas Sands Corp. (b).......................       561,600
      23,600 McDonald's Corp.................................       756,616
                                                              -------------
                                                                  5,842,171
                                                              -------------

             HOUSEHOLD PRODUCTS--0.9%
      20,700 Kimberly-Clark Corp.............................     1,362,267
      65,100 The Procter & Gamble Co.........................     3,585,708
                                                              -------------
                                                                  4,947,975
                                                              -------------

             IT SERVICES--2.1%
     112,200 Affiliated Computer Services, Inc. (Class A) (b)     6,753,318
      72,900 Automatic Data Processing, Inc..................     3,233,115
      29,100 Checkfree Corp. (b).............................     1,108,128
                                                              -------------
                                                                 11,094,561
                                                              -------------

             INDUSTRIAL CONGLOMERATES--2.9%
     361,700 General Electric Co.............................    13,202,050
      13,000 Siemens AG (ADR)................................     1,100,710
      29,000 Tyco International, Ltd.........................     1,036,460
                                                              -------------
                                                                 15,339,220
                                                              -------------

             INSURANCE--3.3%
      67,500 American International Group, Inc...............     4,432,725
          68 Berkshire Hathaway, Inc. (Class A) (b)..........     5,977,200
      10,000 Everest Re Group, Ltd...........................       895,600
      19,800 Hartford Financial Services Group, Inc..........     1,372,338
      25,000 The Chubb Corp..................................     1,922,500
      34,700 XL Capital, Ltd. (Class A)......................     2,694,455
                                                              -------------
                                                                 17,294,818
                                                              -------------

             INTERNET & CATALOG RETAIL--1.8%
      31,600 Amazon.com, Inc. (b)............................     1,399,564
      40,600 eBay, Inc. (b)..................................     4,720,968
     126,800 IAC/InterActiveCorp. (b)........................     3,502,216
                                                              -------------
                                                                  9,622,748
                                                              -------------

             INTERNET SOFTWARE & SERVICES--0.4%
       4,600 Google, Inc. (Class A) (b)......................       888,260
      37,600 VeriSign, Inc. (b)..............................     1,260,352
                                                              -------------
                                                                  2,148,612
                                                              -------------

             LEISURE EQUIPMENT & PRODUCTS--0.2%
      66,100 Mattel, Inc.....................................     1,288,289
                                                              -------------

                                                              VALUE
        SHARES                                               (NOTE 1)
       -----------------------------------------------------------------

                MACHINERY--1.1%
         28,200 Illinois Tool Works, Inc.................. $   2,613,576
         36,800 Ingersoll-Rand Co., Ltd. (Class A)........     2,955,040
                                                           -------------
                                                               5,568,616
                                                           -------------

                MEDIA--3.7%
         83,732 Cablevision Systems Corp. (Class A) (b)...     2,084,927
         33,400 Comcast Corp. (Class A) (b)...............     1,111,552
         17,100 Knight-Ridder, Inc........................     1,144,674
         11,400 Omnicom Group, Inc........................       961,248
        137,384 The DIRECTV Group, Inc. (b)...............     2,299,808
          9,900 The Walt Disney Co........................       275,220
        402,800 Time Warner, Inc. (b).....................     7,830,432
         99,500 Viacom, Inc. (Class B)....................     3,620,805
                                                           -------------
                                                              19,328,666
                                                           -------------

                METALS & MINING--0.6%
        107,116 Alcoa, Inc................................     3,365,585
                                                           -------------

                MULTI-UTILITIES--1.7%
        186,200 Duke Energy Co............................     4,716,446
         26,100 Equitable Resources, Inc..................     1,583,226
        188,600 The AES Corp. (b).........................     2,578,162
                                                           -------------
                                                               8,877,834
                                                           -------------

                MULTILINE RETAIL--0.9%
         90,500 Dollar Tree Stores, Inc. (b)..............     2,595,540
         38,400 Target Corp...............................     1,994,112
                                                           -------------
                                                               4,589,652
                                                           -------------

                OIL & GAS--5.9%
        200,500 Exxon Mobil Corp..........................    10,277,630
         20,566 Kinder Morgan, Inc........................     1,503,992
        155,600 Royal Dutch Petroleum Co..................     8,928,328
         42,700 Shell Transport & Trading Co., Plc (ADR)..     2,194,780
         77,400 The Williams Cos., Inc....................     1,260,846
        150,400 Unocal Corp...............................     6,503,296
                                                           -------------
                                                              30,668,872
                                                           -------------

                PAPER & FOREST PRODUCTS--0.4%
         51,900 International Paper Co....................     2,179,800
                                                           -------------

                PERSONAL PRODUCTS--0.5%
         48,400 Avon Products, Inc........................     1,873,080
         18,700 The Estee Lauder Cos., Inc. (Class A).....       855,899
                                                           -------------
                                                               2,728,979
                                                           -------------

                PHARMACEUTICALS--9.7%
        115,500 Allergan, Inc.............................     9,363,585
        396,900 AstraZeneca, Plc. (ADR)...................    14,443,191
         27,400 Elan Corp., Plc. (ADR) (b)................       746,650
        130,500 Eli Lilly & Co............................     7,405,875
        299,200 Forest Laboratories, Inc. (b).............    13,422,112
         80,400 Pfizer, Inc...............................     2,161,956
        109,000 Teva Pharmaceutical Industries, Ltd. (ADR)     3,254,740
                                                           -------------
                                                              50,798,109
                                                           -------------

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-137

METROPOLITAN SERIES FUND, INC.

 CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

COMMON STOCKS--(CONTINUED)


                                                            VALUE
          SHARES                                           (NOTE 1)
         -------------------------------------------------------------

                  REAL ESTATE--0.2%
           26,180 General Growth Properties, Inc. (REIT) $     946,669
                                                         -------------

                  ROAD & RAIL--0.3%
           21,800 Union Pacific Corp....................     1,466,050
                                                         -------------

                  SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT--7.0%
           70,000 Advanced Micro Devices, Inc. (b)......     1,541,400
          139,200 Altera Corp. (b)......................     2,881,440
          552,500 Applied Materials, Inc. (b)...........     9,447,750
          314,400 Applied Micro Circuits Corp. (b)......     1,323,624
           53,100 ASML Holding NV (b)...................       844,821
           60,500 Credence Systems Corp. (b)............       553,575
          137,400 Intel Corp............................     3,213,786
          150,100 KLA-Tencor Corp. (b)..................     6,991,658
           33,700 Lam Research Corp. (b)................       974,267
           28,900 Linear Technology Corp................     1,120,164
          101,500 Micron Technology, Inc. (b)...........     1,253,525
           38,700 Novellus Systems, Inc. (b)............     1,079,343
          135,400 PMC-Sierra, Inc. (b)..................     1,523,250
          140,300 Teradyne, Inc. (b)....................     2,394,921
           61,000 Xilinx, Inc...........................     1,808,650
                                                         -------------
                                                            36,952,174
                                                         -------------

                  SOFTWARE--2.0%
           54,100 Cadence Design Systems, Inc. (b)......       747,121
          309,400 Microsoft Corp........................     8,264,074
           31,700 SAP AG (ADR)..........................     1,401,457
                                                         -------------
                                                            10,412,652
                                                         -------------

                  SPECIALTY RETAIL--3.0%
           55,200 AutoNation, Inc. (b)..................     1,060,392
          160,100 Lowe's Cos., Inc......................     9,220,159
           36,400 Officemax, Inc........................     1,142,232
           58,900 RadioShack Corp.......................     1,936,632
           66,500 Williams-Sonoma, Inc. (b).............     2,330,160
                                                         -------------
                                                            15,689,575
                                                         -------------

                  THRIFTS & MORTGAGE FINANCE--5.4%
           74,000 Federal Home Loan Mortgage Corp.......     5,453,800
           93,200 Federal National Mortgage Association.     6,636,772
           24,000 Golden West Financial Corp............     1,474,080
           53,000 The PMI Group, Inc....................     2,212,750
          299,100 Washington Mutual, Inc................    12,645,948
                                                         -------------
                                                            28,423,350
                                                         -------------

                  TOBACCO--1.3%
          108,500 Altria Group, Inc.....................     6,629,350
                                                         -------------

                  WIRELESS TELECOMMUNICATION SERVICES--0.1%
           24,600 American Tower Corp. (Class A) (b)....       452,640
                                                         -------------
                  Total Common Stocks
                   (Identified Cost $435,058,566).......   503,925,218
                                                         -------------

    SHORT TERM INVESTMENTS--4.4%
       FACE                                                      VALUE
      AMOUNT                                                    (NOTE 1)
    -----------------------------------------------------------------------

                REPURCHASE AGREEMENT--4.4%
    $22,944,000 State Street Corp. Repurchase Agreement dated
                 12/31/04 at 0.900% to be repurchased at
                 $22,945,721 on 01/03/05, collateralized
                 by $19,520,000 U.S. Treasury Bond
                 6.250% due 05/15/30 with a value of
                 $23,408,228................................. $ 22,944,000
                                                              ------------
                Total Short Term Investments
                 (Identified Cost $22,944,000)...............   22,944,000
                                                              ------------
                Total Investments--100.5%
                 (Identified Cost $458,002,566) (a)..........  526,869,218
                Other assets less liabilities................   (2,490,853)
                                                              ------------
                TOTAL NET ASSETS--100%....................... $524,378,365
                                                              ============

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-138

METROPOLITAN SERIES FUND, INC.

 CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2004

      ASSETS
        Investments at value.....................            $526,869,218
        Cash.....................................                       3
        Receivable for:
         Fund shares sold........................                  66,551
         Dividends and interest..................                 392,967
                                                             ------------
          Total Assets...........................             527,328,739
      LIABILITIES
        Payable for:
         Fund shares redeemed.................... $  257,095
         Securities purchased....................  2,317,484
        Accrued expenses:
         Management fees.........................    294,060
         Service and distribution fees...........     14,125
         Deferred directors fees.................      4,260
         Other expenses..........................     63,350
                                                  ----------
          Total Liabilities......................               2,950,374
                                                             ------------
      NET ASSETS.................................            $524,378,365
                                                             ============
        Net assets consist of:
         Capital paid in.........................            $486,417,162
         Undistributed net investment income.....                  82,982
         Accumulated net realized gains
          (losses)...............................             (30,988,431)
         Unrealized appreciation (depreciation)
          on investments and foreign currency....              68,866,652
                                                             ------------
      NET ASSETS.................................            $524,378,365
                                                             ============
      Computation of offering price:
      CLASS A
      Net asset value and redemption price per
       share ($455,938,012 divided by
       39,110,060 shares outstanding)............            $      11.66
                                                             ============
      CLASS B
      Net asset value and redemption price per
       share ($68,440,353 divided by
       5,887,192 shares outstanding).............            $      11.63
                                                             ============
      Identified cost of investments.............            $458,002,566
                                                             ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2004

     INVESTMENT INCOME
       Dividends...............................              $ 5,869,528(a)
       Interest................................                  113,428
                                                             -----------
                                                               5,982,956
     EXPENSES
       Management fees......................... $ 2,664,106
       Service and distribution fees--Class B..     107,206
       Directors' fees and expenses............      23,589
       Custodian...............................     102,428
       Audit and tax services..................      21,371
       Legal...................................       9,641
       Printing................................     113,946
       Insurance...............................       7,938
       Miscellaneous...........................       3,682
                                                -----------
       Total expenses before reductions........   3,053,907
       Expense reductions......................     (25,254)   3,028,653
                                                -----------  -----------
     NET INVESTMENT INCOME.....................                2,954,303
                                                             -----------
     REALIZED AND UNREALIZED GAIN (LOSS)
     Realized gain (loss) on:
       Investments--net........................  24,263,509
       Foreign currency transactions--net......         103   24,263,612
                                                -----------
     Unrealized appreciation (depreciation) on:
       Investments--net........................               23,824,721
                                                             -----------
     Net gain (loss)...........................               48,088,333
                                                             -----------
     NET INCREASE (DECREASE) IN NET ASSETS
      FROM OPERATIONS..........................              $51,042,636
                                                             ===========

(a)Net of foreign taxes of $102,669.

                See accompanying notes to financial statements.

                                    MSF-139

METROPOLITAN SERIES FUND, INC.

 CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                                      YEAR ENDED    YEAR ENDED
                                                                     DECEMBER 31,  DECEMBER 31,
                                                                         2004          2003
                                                                     ------------  ------------
FROM OPERATIONS
  Net investment income............................................. $  2,954,303  $  2,115,586
  Net realized gain (loss)..........................................   24,263,612   (13,613,278)
  Unrealized appreciation (depreciation)............................   23,824,721   119,543,671
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................   51,042,636   108,045,979
                                                                     ------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................   (4,475,104)   (1,896,107)
    Class B.........................................................     (466,474)      (74,383)
                                                                     ------------  ------------
  TOTAL DISTRIBUTIONS...............................................   (4,941,578)   (1,970,490)
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.   97,990,337   (44,022,878)
                                                                     ------------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................  144,091,395    62,052,611

NET ASSETS
  Beginning of the period...........................................  380,286,970   318,234,359
                                                                     ------------  ------------
  End of the period................................................. $524,378,365  $380,286,970
                                                                     ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $     82,982  $  2,100,184
                                                                     ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                      YEAR ENDED                YEAR ENDED
                                                                   DECEMBER 31, 2004         DECEMBER 31, 2003
                                                               ------------------------  ------------------------
                                                                 SHARES          $         SHARES          $
                                                               ----------  ------------  ----------  ------------
CLASS A
  Sales.......................................................  1,218,348  $ 13,152,515     822,257  $  7,885,033
  Shares issued through acquisition...........................  9,612,487    97,837,967           0             0
  Reinvestments...............................................    403,072     4,475,104     230,390     1,896,107
  Redemptions................................................. (4,669,341)  (51,561,002) (7,611,822)  (67,226,930)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................  6,564,566  $ 63,904,584  (6,559,175) $(57,445,790)
                                                               ==========  ============  ==========  ============
CLASS B
  Sales.......................................................  2,953,353  $ 32,254,619   1,824,183  $ 16,950,456
  Shares issued through acquisition...........................    941,307     8,812,008           0             0
  Reinvestments...............................................     42,116       466,474       9,060        74,383
  Redemptions.................................................   (686,519)   (7,447,348)   (356,241)   (3,601,927)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................  3,250,257  $ 34,085,753   1,477,002  $ 13,422,912
                                                               ==========  ============  ==========  ============
  Increase (decrease) derived from capital share transactions.  9,814,823  $ 97,990,337  (5,082,173) $(44,022,878)
                                                               ==========  ============  ==========  ============

                See accompanying notes to financial statements.

                                    MSF-140

METROPOLITAN SERIES FUND, INC.

 CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                                                                 CLASS A
                                                                                   -------------------------------
                                                                                       YEAR ENDED      MAY 1, 2002(A)
                                                                                      DECEMBER 31,        THROUGH
                                                                                   ------------------   DECEMBER 31,
                                                                                     2004      2003         2002
                                                                                   --------  --------  --------------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $  10.81  $   7.90     $  10.00
                                                                                   --------  --------     --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................     0.09      0.07         0.05
  Net realized and unrealized gain (loss) on investments..........................     0.91      2.89        (2.15)
                                                                                   --------  --------     --------
  Total from investment operations................................................     1.00      2.96        (2.10)
                                                                                   --------  --------     --------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................    (0.15)    (0.05)        0.00
                                                                                   --------  --------     --------
  Total Distributions.............................................................    (0.15)    (0.05)        0.00
                                                                                   --------  --------     --------
NET ASSET VALUE, END OF PERIOD.................................................... $  11.66  $  10.81     $   7.90
                                                                                   ========  ========     ========
TOTAL RETURN (%)..................................................................      9.3      37.7        (21.0)(b)
Ratio of operating expenses to average net assets before expense reductions (%)...     0.75      0.76         0.74 (c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)     0.74      0.74         0.60 (c)
Ratio of net investment income to average net assets (%)..........................     0.77      0.65         0.88 (c)
Portfolio turnover rate (%).......................................................       45        27           30 (c)
Net assets, end of period (000)................................................... $455,938  $351,867     $309,078

                                                                                               CLASS B
                                                                                   ----------------------------
                                                                                      YEAR ENDED     MAY 1, 2002(A)
                                                                                     DECEMBER 31,       THROUGH
                                                                                   ----------------   DECEMBER 31,
                                                                                     2004     2003        2002
                                                                                   -------  -------  --------------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $ 10.78  $  7.89      $10.00
                                                                                   -------  -------      ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................    0.07     0.04        0.02
  Net realized and unrealized gain (loss) on investments..........................    0.90     2.90       (2.13)
                                                                                   -------  -------      ------
  Total from investment operations................................................    0.97     2.94       (2.11)
                                                                                   -------  -------      ------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................   (0.12)   (0.05)       0.00
                                                                                   -------  -------      ------
  Total Distributions.............................................................   (0.12)   (0.05)       0.00
                                                                                   -------  -------      ------
NET ASSET VALUE, END OF PERIOD.................................................... $ 11.63  $ 10.78      $ 7.89
                                                                                   =======  =======      ======
TOTAL RETURN (%)..................................................................     9.0     37.4       (21.1)(b)
Ratio of operating expenses to average net assets before expense reductions (%)...    1.00     1.01        0.99 (c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)    0.99     0.99        0.85 (c)
Ratio of net investment income to average net assets (%)..........................    0.56     0.39        0.63 (c)
Portfolio turnover rate (%).......................................................      45       27          30 (c)
Net assets, end of period (000)................................................... $68,440  $28,420      $9,157

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.
(d)The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                See accompanying notes to financial statements.

                                    MSF-141

METROPOLITAN SERIES FUND, INC.

 DAVIS VENTURE VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

COMMON STOCKS--92.4% OF TOTAL NET ASSETS

                                                              VALUE
       SHARES                                                (NOTE 1)
      -------------------------------------------------------------------

                AIR FREIGHT & LOGISTICS--0.8%
        251,400 United Parcel Service, Inc. (Class B).... $    21,484,644
                                                          ---------------

                BEVERAGES--2.2%
        667,800 Diageo, Plc. (ADR) (c)...................      38,652,264
        684,590 Heineken Holding (Class A) (c), (EUR)....      20,615,693
                                                          ---------------
                                                               59,267,957
                                                          ---------------

                CAPITAL MARKETS--1.1%
        375,210 Morgan Stanley...........................      20,831,659
        198,000 State Street Corp........................       9,725,760
                                                          ---------------
                                                               30,557,419
                                                          ---------------

                COMMERCIAL BANKS--9.0%
        590,501 Fifth Third Bancorp (c)..................      27,918,887
      5,292,022 HSBC Holdings, Plc., (GBP)...............      89,060,539
        696,500 Lloyds TSB Group, Plc. (ADR) (c).........      25,624,235
      1,539,500 Wells Fargo & Co.........................      95,679,925
                                                          ---------------
                                                              238,283,586
                                                          ---------------

                COMMERCIAL SERVICES & SUPPLIES--3.1%
        353,900 D&B Corp. (b)............................      21,110,135
        585,600 H&R Block, Inc...........................      28,694,400
        803,500 Iron Mountain, Inc. (b) (c)..............      24,498,715
      3,186,900 Rentokil Initial, Plc., (GBP)............       9,015,340
                                                          ---------------
                                                               83,318,590
                                                          ---------------

                COMMUNICATIONS EQUIPMENT--0.3%
        489,900 Nokia Corp. (ADR)........................       7,676,733
                                                          ---------------

                COMPUTERS & PERIPHERALS--1.7%
        528,900 Lexmark International, Inc. (Class A) (b)      44,956,500
                                                          ---------------

                CONSTRUCTION MATERIALS--1.7%
        397,900 Martin Marietta Materials, Inc. (c)......      21,351,314
        440,300 Vulcan Materials Co......................      24,044,783
                                                          ---------------
                                                               45,396,097
                                                          ---------------

                CONSUMER FINANCE--8.5%
      3,444,300 American Express Co......................     194,155,191
        833,300 Providian Financial Corp. (b)............      13,724,451
        285,770 Takefuji Corp. (c), (JPY)................      19,268,253
                                                          ---------------
                                                              227,147,895
                                                          ---------------

                CONTAINERS & PACKAGING--2.5%
      1,246,400 Sealed Air Corp. (b).....................      66,395,728
                                                          ---------------

                DIVERSIFIED FINANCIAL SERVICES--7.9%
      1,901,473 Citigroup, Inc...........................      91,612,969
      1,862,008 JPMorgan Chase & Co......................      72,636,932
        394,000 Moody's Corp.............................      34,218,900
        257,700 Principal Financial Group, Inc...........      10,550,238
                                                          ---------------
                                                              209,019,039
                                                          ---------------

                ENERGY EQUIPMENT & SERVICES--0.7%
        425,700 Transocean, Inc. (b).....................      18,045,423
                                                          ---------------

                                                             VALUE
         SHARES                                             (NOTE 1)
        ----------------------------------------------------------------

                  FOOD & STAPLES RETAILING--3.2%
        1,769,300 Costco Wholesale Corp................. $    85,651,813
                                                         ---------------

                  FOOD PRODUCTS--1.0%
          484,900 Hershey Foods Corp....................      26,931,346
                                                         ---------------

                  HEALTH CARE PROVIDERS & SERVICES--2.1%
          488,100 Cardinal Health, Inc. (c).............      28,383,015
          658,400 HCA, Inc..............................      26,309,664
                                                         ---------------
                                                              54,692,679
                                                         ---------------

                  HOUSEHOLD DURABLES--0.0%
            7,000 Hunter Douglas NV, (EUR)..............         371,761
                                                         ---------------

                  INDUSTRIAL CONGLOMERATES--4.3%
        3,165,989 Tyco International, Ltd...............     113,152,447
                                                         ---------------

                  INSURANCE--16.8%
        1,764,107 American International Group, Inc.....     115,848,907
          858,500 Aon Corp..............................      20,483,810
            1,071 Berkshire Hathaway, Inc. (Class A) (b)      94,140,900
            1,306 Berkshire Hathaway, Inc. (Class B) (b)       3,834,416
           59,600 Everest Re Group, Ltd.................       5,337,776
          704,800 Loews Corp............................      49,547,440
            7,700 Markel Corp. (b) (c)..................       2,802,800
          829,100 Marsh & McLennan Cos., Inc............      27,277,390
          151,200 Sun Life Financial (c)................       5,071,248
          161,100 The Chubb Corp........................      12,388,590
          934,500 The Progressive Corp..................      79,282,980
          494,356 Transatlantic Holdings, Inc. (c)......      30,566,031
                                                         ---------------
                                                             446,582,288
                                                         ---------------

                  INTERNET SOFTWARE & SERVICES--0.5%
          478,100 IAC/InterActiveCorp. (b) (c)..........      13,205,122
                                                         ---------------

                  MEDIA--4.3%
        1,809,755 Comcast Corp. (Special Class A) (b)...      59,432,354
          163,800 Gannett Co., Inc......................      13,382,460
          429,577 Lagardere S.C.A. (c), (EUR)...........      30,853,187
          175,800 WPP Group, Plc. (ADR) (c).............       9,607,470
                                                         ---------------
                                                             113,275,471
                                                         ---------------

                  OIL & GAS--7.3%
          747,204 ConocoPhillips........................      64,879,723
        1,353,116 Devon Energy Corp.....................      52,663,275
          548,500 EOG Resources, Inc....................      39,140,960
          661,200 Occidental Petroleum Corp.............      38,587,632
                                                         ---------------
                                                             195,271,590
                                                         ---------------

                  PHARMACEUTICALS--1.4%
          450,600 Eli Lilly & Co........................      25,571,550
          233,000 Novartis AG, (CHF)....................      11,693,680
                                                         ---------------
                                                              37,265,230
                                                         ---------------

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-142

METROPOLITAN SERIES FUND, INC.

 DAVIS VENTURE VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

COMMON STOCKS--(CONTINUED)

                                                              VALUE
         SHARES                                              (NOTE 1)
        ----------------------------------------------------------------

                  REAL ESTATE--1.5%
           72,400 CenterPoint Properties Trust (REIT) (c) $    3,467,236
        1,027,078 General Growth Properties, Inc. (REIT).     37,139,141
                                                          --------------
                                                              40,606,377
                                                          --------------

                  SOFTWARE--0.9%
          896,500 Microsoft Corp.........................     23,945,515
                                                          --------------

                  SPECIALTY RETAIL--0.8%
          242,800 AutoZone, Inc. (b) (c).................     22,170,068
                                                          --------------

                  THRIFTS & MORTGAGE FINANCE--2.9%
        1,240,800 Golden West Financial Corp.............     76,209,936
                                                          --------------

                  TOBACCO--5.4%
        2,346,400 Altria Group, Inc......................    143,365,040
                                                          --------------

                  WIRELESS TELECOMMUNICATION SERVICES--0.5%
          576,500 SK Telecom, Ltd. (ADR) (c).............     12,827,125
                                                          --------------
                  Total Common Stocks
                   (Identified Cost $1,906,324,172)......  2,457,073,419
                                                          --------------

      SHORT TERM INVESTMENTS--7.8%
         FACE                                                 VALUE
        AMOUNT                                               (NOTE 1)
      -------------------------------------------------------------------

                  COMMERCIAL PAPER--7.8%
      $15,533,000 Altamira Funding, L.L.C. 2.350%, 1/7/05 $   15,526,916
       40,000,000 Federal National Mortgage Association
                   2.240%, 01/03/05......................     39,995,022
       52,270,000 RaboBank USA Financial Corp.
                   2.170%, 01/03/05......................     52,263,699
       50,000,000 San Paolo U.S. Finance Co.
                   2.330%, 01/06/05......................     49,983,819
       49,296,000 UBS Finance, Inc. 2.390%, 01/04/05.....     49,286,182
                                                          --------------
                                                             207,055,638
                                                          --------------
                  Total Short Term Investments
                   (Identified Cost $207,055,638)........    207,055,638
                                                          --------------
                  Total Investments--100.2%
                   (Identified Cost $2,113,379,810) (a)..  2,664,129,057
                  Other assets less liabilities..........     (4,755,541)
                                                          --------------

                  TOTAL NET ASSETS--100%                  $2,659,373,516
                                                          ==============

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-143

METROPOLITAN SERIES FUND, INC.

 DAVIS VENTURE VALUE PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2004

    ASSETS
      Investments at value.....................              $2,664,129,057
      Cash.....................................                         520
      Collateral for securities loaned.........                 112,897,363
      Receivable for:
       Fund shares sold........................                  11,679,264
       Dividends and interest..................                   3,824,123
       Foreign taxes...........................                       1,578
                                                             --------------
        Total Assets...........................               2,792,531,905
    LIABILITIES
      Payable for:
       Fund shares redeemed.................... $ 10,454,694
       Securities purchased....................    7,737,719
       Withholding taxes.......................      128,975
       Return of collateral for securities
        loaned.................................  112,897,363
      Accrued expenses:
       Management fees.........................    1,571,114
       Service and distribution fees...........      173,016
       Deferred directors fees.................       39,045
       Other expenses..........................      156,463
                                                ------------
        Total Liabilities......................                 133,158,389
                                                             --------------
    NET ASSETS.................................              $2,659,373,516
                                                             ==============
      Net assets consist of:
       Capital paid in.........................              $2,208,139,914
       Undistributed net investment income.....                  18,679,455
       Accumulated net realized gains
        (losses)...............................                (118,194,921)
       Unrealized appreciation (depreciation)
        on investments and foreign currency....                 550,749,068
                                                             --------------
    NET ASSETS.................................              $2,659,373,516
                                                             ==============
    Computation of offering price:
    CLASS A
    Net asset value and redemption price per
     share ($1,413,952,743 divided by
     50,092,402 shares outstanding)............              $        28.23
                                                             ==============
    CLASS B
    Net asset value and redemption price per
     share ($56,301,462 divided by
     2,005,932 shares outstanding).............              $        28.07
                                                             ==============
    CLASS E
    Net asset value and redemption price per
     share ($1,189,119,311 divided by
     42,331,859 shares outstanding)............              $        28.09
                                                             ==============
    Identified cost of investments.............              $2,113,379,810
                                                             ==============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2004

    INVESTMENT INCOME
      Dividends...............................               $ 34,448,334(a)
      Interest................................                  1,927,980(b)
                                                             ------------
                                                               36,376,314
    EXPENSES
      Management fees......................... $ 14,953,170
      Service and distribution fees--Class B..       37,198
      Service and distribution fees--Class E..    1,732,373
      Directors' fees and expenses............       27,556
      Custodian...............................      330,210
      Audit and tax services..................       21,371
      Legal...................................       53,294
      Printing................................      620,999
      Insurance...............................       35,934
      Miscellaneous...........................        4,861
                                               ------------
      Total expenses before reductions........   17,816,966
      Expense reductions......................     (147,413)   17,669,553
                                               ------------  ------------
    NET INVESTMENT INCOME.....................                 18,706,761
                                                             ------------
    REALIZED AND UNREALIZED GAIN (LOSS)
    Realized gain (loss) on:
      Investments--net........................  (11,015,828)
      Foreign currency transactions--net......     (165,501)  (11,181,329)
                                               ------------
    Unrealized appreciation (depreciation) on:
      Investments--net........................  253,601,920
      Foreign currency transactions--net......         (377)  253,601,543
                                               ------------  ------------
    Net gain (loss)...........................                242,420,214
                                                             ------------
    NET INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS..........................               $261,126,975
                                                             ============

(a)Net of foreign taxes of $837,283.
(b)Income on securities loaned of $166,724.

                See accompanying notes to financial statements.

                                    MSF-144

METROPOLITAN SERIES FUND, INC.

 DAVIS VENTURE VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                                       YEAR ENDED      YEAR ENDED
                                                                      DECEMBER 31,    DECEMBER 31,
                                                                          2004            2003
                                                                     --------------  --------------
FROM OPERATIONS
  Net investment income............................................. $   18,706,761  $   10,290,936
  Net realized gain (loss)..........................................    (11,181,329)    (25,702,377)
  Unrealized appreciation (depreciation)............................    253,601,543     348,931,760
                                                                     --------------  --------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................    261,126,975     333,520,319
                                                                     --------------  --------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................     (5,085,804)     (2,753,339)
    Class B.........................................................         (4,793)           (164)
    Class E.........................................................     (5,090,726)     (1,148,836)
                                                                     --------------  --------------
  TOTAL DISTRIBUTIONS...............................................    (10,181,323)     (3,902,339)
                                                                     --------------  --------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.    809,322,577     370,554,109
                                                                     --------------  --------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................  1,060,268,229     700,172,089

NET ASSETS
  Beginning of the period...........................................  1,599,105,287     898,933,198
                                                                     --------------  --------------
  End of the period................................................. $2,659,373,516  $1,599,105,287
                                                                     ==============  ==============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $   18,679,455  $   10,324,753
                                                                     ==============  ==============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                       YEAR ENDED                  YEAR ENDED
                                                                    DECEMBER 31, 2004          DECEMBER 31, 2003
                                                               --------------------------  -------------------------
                                                                  SHARES          $          SHARES          $
                                                               -----------  -------------  ----------  -------------
CLASS A
  Sales.......................................................  23,804,408  $ 650,651,338   6,812,909  $ 144,673,559
  Reinvestments...............................................     193,745      5,085,804     141,633      2,753,339
  Redemptions.................................................  (7,321,122)  (191,979,808) (8,392,834)  (176,686,666)
                                                               -----------  -------------  ----------  -------------
  Net increase (decrease).....................................  16,677,031  $ 463,757,334  (1,438,292) $ (29,259,768)
                                                               ===========  =============  ==========  =============
CLASS B
  Sales.......................................................   2,052,930  $  54,140,216      23,194  $     524,018
  Reinvestments...............................................         183          4,793           8            164
  Redemptions.................................................     (68,895)    (1,799,621)     (1,562)       (35,456)
                                                               -----------  -------------  ----------  -------------
  Net increase (decrease).....................................   1,984,218     52,345,388      21,640  $     488,726
                                                               ===========  =============  ==========  =============
CLASS E
  Sales.......................................................  30,453,065  $ 784,767,765  21,527,718  $ 465,492,205
  Reinvestments...............................................     194,674      5,090,726      59,249      1,148,836
  Redemptions................................................. (18,265,685)  (496,638,636) (3,183,283)   (67,315,890)
                                                               -----------  -------------  ----------  -------------
  Net increase (decrease).....................................  12,382,054  $ 293,219,855  18,403,684  $ 399,325,151
                                                               ===========  =============  ==========  =============
  Increase (decrease) derived from capital share transactions.  31,043,303  $ 809,322,577  16,987,032  $ 370,554,109
                                                               ===========  =============  ==========  =============

                See accompanying notes to financial statements.

                                    MSF-145

METROPOLITAN SERIES FUND, INC.

 DAVIS VENTURE VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                                                                        CLASS A
                                                                                   -----------------------------------------
                                                                                                YEAR ENDED DECEMBER 31,
                                                                                   -----------------------------------------
                                                                                      2004       2003      2002      2001
                                                                                   ----------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $    25.27  $  19.39  $  23.39  $  29.20
                                                                                   ----------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................       0.15      0.21      0.17      0.12
  Net realized and unrealized gain (loss) on investments..........................       2.96      5.75     (3.98)    (3.07)
                                                                                   ----------  --------  --------  --------
  Total from investment operations................................................       3.11      5.96     (3.81)    (2.95)
                                                                                   ----------  --------  --------  --------
LESS DISTRIBUTIONS................................................................
  Distributions from net investment income........................................      (0.15)    (0.08)    (0.19)    (0.15)
  Distributions from net realized capital gains...................................       0.00      0.00      0.00     (2.71)
                                                                                   ----------  --------  --------  --------
  Total distributions.............................................................      (0.15)    (0.08)    (0.19)    (2.86)
                                                                                   ----------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD.................................................... $    28.23  $  25.27  $  19.39  $  23.39
                                                                                   ==========  ========  ========  ========
TOTAL RETURN (%)..................................................................       12.4      30.9     (16.4)    (11.1)
Ratio of operating expenses to average net assets before expense reductions (%)...       0.78      0.79      0.80      0.83
Ratio of operating expenses to average net assets after expense reductions (%) (d)       0.77      0.79      0.78      0.82
Ratio of net investment income to average net assets (%)..........................       0.97      0.95      0.79      0.55
Portfolio turnover rate (%).......................................................          5        12        24        21
Net assets, end of period (000)................................................... $1,413,953  $844,547  $675,704  $878,630

                                                                                   ---------

                                                                                   ---------
                                                                                     2000
                                                                                   --------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $  26.67
                                                                                   --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................     0.16
  Net realized and unrealized gain (loss) on investments..........................     2.37
                                                                                   --------
  Total from investment operations................................................     2.53
                                                                                   --------
LESS DISTRIBUTIONS................................................................
  Distributions from net investment income........................................     0.00
  Distributions from net realized capital gains...................................     0.00
                                                                                   --------
  Total distributions.............................................................     0.00
                                                                                   --------
NET ASSET VALUE, END OF PERIOD.................................................... $  29.20
                                                                                   ========
TOTAL RETURN (%)..................................................................      9.5
Ratio of operating expenses to average net assets before expense reductions (%)...     0.79
Ratio of operating expenses to average net assets after expense reductions (%) (d)     0.79
Ratio of net investment income to average net assets (%)..........................     0.62
Portfolio turnover rate (%).......................................................       25
Net assets, end of period (000)................................................... $925,265

                                                                       CLASS B                                    CLASS E
                                                          -----------------------------     -------------------------------
                                                             YEAR ENDED    JULY 30, 2002(A)
                                                            DECEMBER 31,       THROUGH          YEAR ENDED DECEMBER 31,
                                                          ---------------    DECEMBER 31,   ------------------------------
                                                            2004    2003         2002          2004       2003      2002
                                                          -------  ------  ---------------- ----------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD..................... $ 25.18  $19.33       $19.64      $    25.18  $  19.33  $  23.35
                                                          -------  ------       ------      ----------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income..................................    0.14    0.07         0.04            0.23      0.14      0.16
  Net realized and unrealized gain (loss) on investments.    2.86    5.85        (0.35)           2.82      5.78     (4.01)
                                                          -------  ------       ------      ----------  --------  --------
  Total from investment operations.......................    3.00    5.92        (0.31)           3.05      5.92     (3.85)
                                                          -------  ------       ------      ----------  --------  --------
LESS DISTRIBUTIONS.......................................
  Distributions from net investment income...............   (0.11)  (0.07)        0.00           (0.14)    (0.07)    (0.17)
                                                          -------  ------       ------      ----------  --------  --------
  Total distributions....................................   (0.11)  (0.07)        0.00           (0.14)    (0.07)    (0.17)
                                                          -------  ------       ------      ----------  --------  --------
NET ASSET VALUE, END OF PERIOD........................... $ 28.07  $25.18       $19.33      $    28.09  $  25.18  $  19.33
                                                          =======  ======       ======      ==========  ========  ========
TOTAL RETURN (%).........................................    12.0    30.7         (1.6)(b)        12.1      30.7     (16.6)
Ratio of operating expenses to average net assets before
 expense reductions (%)..................................    1.03    1.04         1.05 (c)        0.93      0.94      0.95
Ratio of operating expenses to average net assets after
 expense reductions (%) (d)..............................    1.02    1.04         1.03 (c)        0.92      0.94      0.93
Ratio of net investment income to average net assets (%).    0.92    0.73         0.52 (c)        0.85      0.81      0.64
Portfolio turnover rate (%)..............................       5      12           24               5        12        24
Net assets, end of period (000).......................... $56,301  $  547       $    1      $1,189,119  $754,011  $223,228

                                                          -----------------
                                                          FEBRUARY 20, 2001(A)
                                                                THROUGH
                                                              DECEMBER 31,
                                                                  2001
                                                          --------------------
NET ASSET VALUE, BEGINNING OF PERIOD.....................       $ 25.29
                                                                -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income..................................          0.02
  Net realized and unrealized gain (loss) on investments.         (1.96)
                                                                -------
  Total from investment operations.......................         (1.94)
                                                                -------
LESS DISTRIBUTIONS.......................................
  Distributions from net investment income...............          0.00
                                                                -------
  Total distributions....................................          0.00
                                                                -------
NET ASSET VALUE, END OF PERIOD...........................       $ 23.35
                                                                =======
TOTAL RETURN (%).........................................          (7.7)(b)
Ratio of operating expenses to average net assets before
 expense reductions (%)..................................          0.98 (c)
Ratio of operating expenses to average net assets after
 expense reductions (%) (d)..............................          0.97 (c)
Ratio of net investment income to average net assets (%).          0.47 (c)
Portfolio turnover rate (%)..............................            21
Net assets, end of period (000)..........................       $42,132

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.
(d)The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                See accompanying notes to financial statements.

                                    MSF-146

METROPOLITAN SERIES FUND, INC.

 FI VALUE LEADERS PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

COMMON STOCKS--99.6% OF TOTAL NET ASSETS


                                                                VALUE
       SHARES                                                  (NOTE 1)
     ---------------------------------------------------------------------

                AEROSPACE & DEFENSE--4.1%
         10,900 Engineered Support Systems, Inc............. $     645,498
        395,600 Honeywell International, Inc................    14,008,196
         51,300 Lockheed Martin Corp........................     2,849,715
         30,400 Precision Castparts Corp....................     1,996,672
         66,100 Raytheon Co.................................     2,566,663
         42,500 The Boeing Co...............................     2,200,225
                                                             -------------
                                                                24,266,969
                                                             -------------

                AIR FREIGHT & LOGISTICS--0.2%
         22,200 Expeditors International of Washington, Inc.     1,240,536
                                                             -------------

                AIRLINES--0.5%
         49,500 AirTran Holdings, Inc. (b)..................       529,650
        112,100 Delta Air Lines, Inc. (b)...................       838,508
        109,600 Southwest Airlines Co.......................     1,784,288
                                                             -------------
                                                                 3,152,446
                                                             -------------

                BEVERAGES--0.3%
         28,400 PepsiCo, Inc................................     1,482,480
                                                             -------------

                BIOTECHNOLOGY--0.8%
         11,500 Biogen Idec, Inc. (b).......................       766,015
        111,000 BioMarin Pharmaceutical, Inc. (b)...........       709,290
         27,600 Genentech, Inc. (b).........................     1,502,544
         44,100 MedImmune, Inc. (b).........................     1,195,551
         33,200 Millennium Pharmaceuticals, Inc. (b)........       402,384
                                                             -------------
                                                                 4,575,784
                                                             -------------

                BUILDING PRODUCTS--1.2%
        185,300 Masco Corp..................................     6,769,009
                                                             -------------

                CAPITAL MARKETS--4.0%
         49,900 Lehman Brothers Holdings, Inc...............     4,365,252
        152,900 Merrill Lynch & Co., Inc....................     9,138,833
         80,800 Morgan Stanley..............................     4,486,016
         26,800 State Street Corp...........................     1,316,416
         35,800 The Bear Stearns Cos., Inc..................     3,662,698
         74,100 TradeStation Group, Inc.....................       520,182
                                                             -------------
                                                                23,489,397
                                                             -------------

                CHEMICALS--5.2%
        177,000 E. I. du Pont de Nemours & Co...............     8,681,850
        284,615 Lyondell Chemical Co........................     8,231,066
         63,900 Monsanto Co.................................     3,549,645
         32,700 Mosaic Co...................................       533,664
         65,870 Olin Corp...................................     1,450,457
        127,600 The Dow Chemical Co.........................     6,317,476
         25,200 The Lubrizol Corp...........................       928,872
         32,500 UAP Holdings Corp. (b)......................       561,275
         12,400 Valspar Corp................................       620,124
                                                             -------------
                                                                30,874,429
                                                             -------------

                COMMERCIAL BANKS--6.5%
         63,600 Banco Bradesco S.A. (ADR)...................     1,593,816
        414,854 Bank of America Corp........................    19,493,989
         29,700 Texas Capital Bancshares, Inc. (b)..........       642,114
         38,200 UCBH Holdings, Inc..........................     1,750,324

                                                             VALUE
           SHARES                                           (NOTE 1)
         --------------------------------------------------------------

                    COMMERCIAL BANKS--(CONTINUED)
             30,192 W Holding Co., Inc................... $     692,605
            213,974 Wachovia Corp........................    11,255,032
             42,700 Wells Fargo & Co.....................     2,653,805
                                                          -------------
                                                             38,081,685
                                                          -------------

                    COMMERCIAL SERVICES & SUPPLIES--2.5%
             29,000 Apollo Group, Inc. (Class A) (b).....     2,340,590
             61,300 Career Education Corp. (b)...........     2,452,000
             87,584 Cintas Corp..........................     3,841,434
             57,800 Nalco Holding Co. (b)................     1,128,256
             54,600 On Assignment, Inc. (b)..............       283,374
            158,200 Robert Half International, Inc.......     4,655,826
                                                          -------------
                                                             14,701,480
                                                          -------------

                    COMMUNICATIONS EQUIPMENT--1.7%
             30,300 Cisco Systems, Inc. (b)..............       584,790
             84,300 Comverse Technology, Inc. (b)........     2,061,135
            128,600 Foundry Networks, Inc. (b)...........     1,692,376
            104,900 Juniper Networks, Inc. (b)...........     2,852,231
             42,100 QUALCOMM, Inc........................     1,785,040
             15,900 SpectraSite, Inc. (b)................       920,610
                                                          -------------
                                                              9,896,182
                                                          -------------

                    COMPUTERS & PERIPHERALS--0.8%
             21,900 International Business Machines Corp.     2,158,902
            118,300 Sun Microsystems, Inc. (b)...........       636,454
            192,700 Western Digital Corp. (b)............     2,088,868
                                                          -------------
                                                              4,884,224
                                                          -------------

                    CONSTRUCTION & ENGINEERING--1.2%
             56,200 Chicago Building & Iron Co., NV......     2,248,000
             58,500 Fluor Corp...........................     3,188,835
             31,800 Jacobs Engineering Group, Inc. (b)...     1,519,722
                                                          -------------
                                                              6,956,557
                                                          -------------

                    CONSUMER FINANCE--0.5%
             20,100 Capital One Financial Corp...........     1,692,621
             46,300 MBNA Corp............................     1,305,197
                                                          -------------
                                                              2,997,818
                                                          -------------

                    CONTAINERS & PACKAGING--1.6%
             48,200 Crown Holdings, Inc. (144A) (b)......       662,268
             99,300 Owens-Illinois, Inc. (b).............     2,249,145
            106,800 Packaging Corp. of America...........     2,515,140
            205,754 Smurfit-Stone Container Corp. (b)....     3,843,485
                                                          -------------
                                                              9,270,038
                                                          -------------

                    DISTRIBUTORS--0.1%
             24,400 WESCO International, Inc. (b)........       723,216
                                                          -------------

                    DIVERSIFIED FINANCIAL SERVICES--1.7%
              4,500 Asset Acceptence Capital Corp. (b)...        95,850
            146,766 Citigroup, Inc.......................     7,071,186
             79,328 JPMorgan Chase & Co..................     3,094,585
                                                          -------------
                                                             10,261,621
                                                          -------------

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-147

METROPOLITAN SERIES FUND, INC.

 FI VALUE LEADERS PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

COMMON STOCKS--(CONTINUED)


                                                            VALUE
           SHARES                                          (NOTE 1)
         -------------------------------------------------------------

                    DIVERSIFIED TELECOMMUNICATION SERVICES--3.8%
            191,200 MasTec, Inc. (b).................... $   1,933,032
            433,000 SBC Communications, Inc.............    11,158,410
            107,200 Telewest Global, Inc. (b)...........     1,884,576
            182,900 Verizon Communications, Inc.........     7,409,279
                                                         -------------
                                                            22,385,297
                                                         -------------

                    ELECTRIC UTILITIES--1.6%
             43,000 Entergy Corp........................     2,906,370
             42,100 FirstEnergy Corp....................     1,663,371
             57,800 PG&E Corp. (b)......................     1,923,584
             33,100 PPL Corp............................     1,763,568
             21,400 The Southern Co.....................       717,328
              8,700 TXU Corp............................       561,672
                                                         -------------
                                                             9,535,893
                                                         -------------

                    ELECTRICAL EQUIPMENT--0.1%
             13,800 Rockwell Automation, Inc............       683,790
                                                         -------------

                    ELECTRONIC EQUIPMENT & INSTRUMENTS--1.0%
             25,000 Amphenol Corp. (Class A) (b)........       918,500
             54,300 Flextronics International, Ltd. (b).       750,426
             22,500 National Instruments Corp...........       613,125
              3,040 Samsung Electronics Co., Ltd., (KRW)     1,326,666
             36,100 Solectron Corp. (b).................       192,413
            108,200 Symbol Technologies, Inc............     1,871,860
                                                         -------------
                                                             5,672,990
                                                         -------------

                    ENERGY EQUIPMENT & SERVICES--4.9%
             13,600 Baker Hughes, Inc...................       580,312
             25,300 BJ Services Co......................     1,177,462
             45,240 ENSCO International, Inc............     1,435,918
             18,300 FMC Technologies, Inc. (b)..........       589,260
             65,000 GlobalSantaFe Corp..................     2,152,150
            134,900 Halliburton Co......................     5,293,476
             35,000 Hornbeck Offshore Services, Inc.....       675,500
            137,600 Pride International, Inc. (b).......     2,826,304
             31,500 Rowan Cos., Inc. (b)................       815,850
             18,200 Schlumberger, Ltd...................     1,218,490
             35,000 Smith International, Inc. (b).......     1,904,350
             91,200 Transocean, Inc. (b)................     3,865,968
            114,700 Varco International, Inc. (b).......     3,343,505
             53,400 Weatherford International, Ltd. (b).     2,739,420
                                                         -------------
                                                            28,617,965
                                                         -------------

                    FOOD & STAPLES RETAILING--0.5%
             44,900 Albertson's, Inc....................     1,072,212
            102,900 Safeway, Inc. (b)...................     2,031,246
                                                         -------------
                                                             3,103,458
                                                         -------------

                    FOOD PRODUCTS--0.3%
             21,900 Bunge, Ltd..........................     1,248,519
             20,500 Smithfield Foods, Inc. (b)..........       606,595
                                                         -------------
                                                             1,855,114
                                                         -------------

                                                                  VALUE
     SHARES                                                      (NOTE 1)
   -------------------------------------------------------------------------

              HEALTH CARE EQUIPMENT & SUPPLIES--4.1%
      279,400 Baxter International, Inc....................... $   9,650,476
       31,300 Dade Behring Holdings, Inc. (b).................     1,752,800
       36,600 Guidant Corp....................................     2,638,860
       94,700 Medtronic, Inc..................................     4,703,749
       65,700 PerkinElmer, Inc................................     1,477,593
       29,100 Thermo Electron Corp. (b).......................       878,529
       70,800 Waters Corp. (b)................................     3,312,732
                                                               -------------
                                                                  24,414,739
                                                               -------------

              HEALTH CARE PROVIDERS & SERVICES--1.6%
       80,800 McKesson Corp...................................     2,541,968
       31,800 Sierra Health Services, Inc. (b)................     1,752,498
       61,300 UnitedHealth Group, Inc.........................     5,396,239
                                                               -------------
                                                                   9,690,705
                                                               -------------

              HOTELS, RESTAURANTS & LEISURE--1.0%
      169,000 McDonald's Corp.................................     5,418,140
       13,400 Wendy's International, Inc......................       526,084
                                                               -------------
                                                                   5,944,224
                                                               -------------

              HOUSEHOLD DURABLES--1.1%
       43,300 Centex Corp.....................................     2,579,814
       24,200 KB HOME.........................................     2,526,480
       37,000 Sony Corp. (ADR)................................     1,441,520
                                                               -------------
                                                                   6,547,814
                                                               -------------

              HOUSEHOLD PRODUCTS--0.2%
       14,700 The Clorox Co...................................       866,271
                                                               -------------

              IT SERVICES--0.7%
       60,300 Affiliated Computer Services, Inc. (Class A) (b)     3,629,457
       36,200 BearingPoint, Inc. (b)..........................       290,686
                                                               -------------
                                                                   3,920,143
                                                               -------------

              INDUSTRIAL CONGLOMERATES--8.2%
      980,100 General Electric Co.............................    35,773,650
       50,600 Hexcel Corp. (b)................................       733,700
       13,000 Siemens AG (ADR)................................     1,100,710
      300,400 Tyco International, Ltd.........................    10,736,296
                                                               -------------
                                                                  48,344,356
                                                               -------------

              INSURANCE--4.8%
       77,800 ACE, Ltd........................................     3,325,950
       48,000 AFLAC, Inc......................................     1,912,320
       29,100 Ambac Financial Group, Inc......................     2,389,983
      224,500 American International Group, Inc...............    14,742,915
       25,900 Hartford Financial Services Group, Inc..........     1,795,129
       40,400 Hilb, Rogal & Hamilton Co.......................     1,464,096
       15,900 Scottish Re Group, Ltd..........................       411,810
       51,700 W.R. Berkley Corp...............................     2,438,689
                                                               -------------
                                                                  28,480,892
                                                               -------------

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-148

METROPOLITAN SERIES FUND, INC.

 FI VALUE LEADERS PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

COMMON STOCKS--(CONTINUED)


                                                                 VALUE
      SHARES                                                    (NOTE 1)
    -----------------------------------------------------------------------

               INTERNET SOFTWARE & SERVICES--0.9%
        46,900 Akamai Technologies, Inc. (b)................. $     611,107
     1,002,400 Covad Communications Group, Inc. (b)..........     2,155,160
        54,200 Sapient Corp. (b).............................       428,722
        56,400 Yahoo!, Inc. (b)..............................     2,125,152
                                                              -------------
                                                                  5,320,141
                                                              -------------

               LEISURE EQUIPMENT & PRODUCTS--0.3%
        61,400 Eastman Kodak Co..............................     1,980,150
                                                              -------------

               MACHINERY--0.4%
        37,300 Blount International, Inc. (b)................       649,766
        19,100 ITT Industries, Inc...........................     1,612,995
                                                              -------------
                                                                  2,262,761
                                                              -------------

               MARINE--0.0%
         2,300 Alexander & Baldwin, Inc......................        97,566
                                                              -------------

               MEDIA--3.8%
       100,800 Clear Channel Communications, Inc.............     3,375,792
        54,210 Emmis Communications Corp. (Class A) (b)......     1,040,290
        23,000 Fox Entertainment Group, Inc. (Class A) (b)...       718,980
        31,000 Grupo Televisa S.A. (ADR) (b).................     1,875,500
        53,800 Lamar Advertising Co. (Class A) (b)...........     2,301,564
        33,322 News Corp. (Class A)..........................       621,788
        14,000 Omnicom Group, Inc............................     1,180,480
       152,000 The Walt Disney Co............................     4,225,600
       128,800 Time Warner, Inc. (b).........................     2,503,872
         9,400 Univision Communications, Inc. (Class A) (b)..       275,138
        19,300 Valassis Communications, Inc. (b).............       675,693
       102,033 Viacom, Inc. (Class B)........................     3,712,981
                                                              -------------
                                                                 22,507,678
                                                              -------------

               METALS & MINING--1.7%
        97,700 Alcoa, Inc....................................     3,069,734
        27,000 Freeport-McMoRan Copper & Gold, Inc. (Class B)     1,032,210
        14,500 International Steel Group, Inc................       588,120
        28,600 Massey Energy Co..............................       999,570
         5,500 Metals USA, Inc. (b)..........................       102,025
        40,200 Newmont Mining Corp...........................     1,785,282
        23,200 Nucor Corp....................................     1,214,288
        11,900 Phelps Dodge Corp.............................     1,177,148
                                                              -------------
                                                                  9,968,377
                                                              -------------

               MULTI-UTILITIES--0.6%
       144,600 CMS Energy Corp. (b)..........................     1,511,070
         9,200 Public Service Enterprise Group, Inc..........       476,284
       121,500 The AES Corp. (b).............................     1,660,905
                                                              -------------
                                                                  3,648,259
                                                              -------------

               MULTILINE RETAIL--0.8%
       108,100 99 Cents Only Stores (b)......................     1,746,896
        36,600 J.C. Penney Co., Inc..........................     1,515,240
        30,400 Nordstrom, Inc................................     1,420,592
                                                              -------------
                                                                  4,682,728
                                                              -------------

                                                                VALUE
       SHARES                                                  (NOTE 1)
     ---------------------------------------------------------------------

                OFFICE ELECTRONICS--0.5%
        158,700 Xerox Corp. (b)............................. $   2,699,487
                                                             -------------

                OIL & GAS--7.5%
         35,200 Apache Corp.................................     1,780,064
         28,800 BP, Plc. (ADR)..............................     1,681,920
         64,000 Burlington Resources, Inc...................     2,784,000
        110,700 ChevronTexaco Corp..........................     5,812,857
         36,272 ConocoPhillips..............................     3,149,498
         25,200 Encore Aquisition Co. (b)...................       879,732
        409,700 Exxon Mobil Corp............................    21,001,222
         47,300 Occidental Petroleum Corp...................     2,760,428
         33,100 Premcor, Inc. (b)...........................     1,395,827
         50,400 Quicksilver Resources, Inc. (b).............     1,853,712
         25,700 Valero Energy Corp..........................     1,166,780
                                                             -------------
                                                                44,266,040
                                                             -------------

                PAPER & FOREST PRODUCTS--0.1%
         21,700 Louisiana-Pacific Corp......................       580,258
                                                             -------------

                PERSONAL PRODUCTS--0.4%
         51,600 The Gillette Co.............................     2,310,648
                                                             -------------

                PHARMACEUTICALS--3.4%
         55,000 Johnson & Johnson...........................     3,488,100
        147,100 Merck & Co., Inc............................     4,727,794
         84,000 Pfizer, Inc.................................     2,258,760
        229,100 Schering-Plough Corp........................     4,783,608
        110,100 Wyeth.......................................     4,689,159
                                                             -------------
                                                                19,947,421
                                                             -------------

                REAL ESTATE--1.1%
         85,800 Apartment Investment & Management Co. (REIT)
                 (Class A)..................................     3,306,732
         14,400 Equity Lifestyle Properties, Inc............       514,800
         49,600 General Growth Properties, Inc. (REIT)......     1,793,536
         17,500 iStar Financial, Inc. (REIT)................       792,050
                                                             -------------
                                                                 6,407,118
                                                             -------------

                ROAD & RAIL--1.1%
         90,400 Norfolk Southern Corp.......................     3,271,576
         71,300 Swift Transportation Co., Inc. (b)..........     1,531,524
         26,200 Union Pacific Corp..........................     1,761,950
                                                             -------------
                                                                 6,565,050
                                                             -------------

                SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT--1.4%
         31,500 Analog Devices, Inc.........................     1,162,980
         33,200 Applied Materials, Inc. (b).................       567,720
         41,300 Cabot Microelectronics Corp. (b)............     1,654,065
         91,600 Freescale Semiconductor, Inc. (b)...........     1,632,312
         50,700 Intel Corp..................................     1,185,873
         16,700 KLA-Tencor Corp. (b)........................       777,886
         34,700 Lam Research Corp. (b)......................     1,003,177
                                                             -------------
                                                                 7,984,013
                                                             -------------

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-149

METROPOLITAN SERIES FUND, INC.

 FI VALUE LEADERS PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

COMMON STOCKS--(CONTINUED)


                                                             VALUE
           SHARES                                           (NOTE 1)
         --------------------------------------------------------------

                    SOFTWARE--2.3%
            161,700 BEA Systems, Inc. (b)................ $   1,432,662
             10,900 Macrovision Corp. (b)................       280,348
            338,100 Microsoft Corp.......................     9,030,651
             43,700 Oracle Corp. (b).....................       599,564
             23,000 PalmSource, Inc. (b).................       293,020
             70,100 Symantec Corp. (b)...................     1,805,776
                                                          -------------
                                                             13,442,021
                                                          -------------

                    SPECIALTY RETAIL--1.4%
             18,900 American Eagle Outfitters, Inc.......       890,190
             31,900 CarMax, Inc. (b).....................       990,495
             36,700 Pep Boys-Manny Moe & Jack............       626,469
             81,800 The Home Depot, Inc..................     3,496,132
            119,300 Toys "R" Us, Inc. (b)................     2,442,071
                                                          -------------
                                                              8,445,357
                                                          -------------

                    THRIFTS & MORTGAGE FINANCE--1.9%
             25,300 Federal Home Loan Mortgage Corp......     1,864,610
             33,800 Federal National Mortgage Association     2,406,898
             29,600 Golden West Financial Corp...........     1,818,032
             80,933 New York Community Bancorp, Inc......     1,664,792
             81,500 Sovereign Bancorp, Inc...............     1,837,825
             35,900 Washington Mutual, Inc...............     1,517,852
                                                          -------------
                                                             11,110,009
                                                          -------------

                                                               VALUE
         SHARES                                               (NOTE 1)
       ------------------------------------------------------------------

                  TOBACCO--1.9%
          180,600 Altria Group, Inc........................ $  11,034,660
                                                            -------------

                  TRADING COMPANIES & DISTRIBUTORS--0.1%
            9,400 W.W. Grainger, Inc.......................       626,228
                                                            -------------

                  WIRELESS TELECOMMUNICATION SERVICES--1.2%
          127,000 American Tower Corp. (Class A) (b).......     2,336,800
           20,500 Leap Wireless International, Inc. (b)....       553,500
            5,100 Mobile Telesystems (ADR).................       706,401
           57,800 Nextel Communications, Inc. (Class A) (b)     1,734,000
           91,500 Nextel Partners, Inc. (Class A) (b)......     1,787,910
                                                            -------------
                                                                7,118,611
                                                            -------------
                  Total Common Stocks
                   (Identified Cost $511,254,699)..........   586,692,103
                                                            -------------
                  Total Investments--99.6%
                   (Identified Cost $511,254,699) (a)......   586,692,103
                  Other assets less liabilities............     2,133,200
                                                            -------------
                  TOTAL NET ASSETS--100%................... $ 588,825,303
                                                            =============

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-150

METROPOLITAN SERIES FUND, INC.

 FI VALUE LEADERS PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2004

      ASSETS
        Investments at value.....................            $586,692,103
        Cash.....................................               2,000,092
        Receivable for:
         Securities sold.........................               1,778,161
         Fund shares sold........................                 255,800
         Dividends and interest..................                 882,697
                                                             ------------
          Total Assets...........................             591,608,853
      LIABILITIES
        Payable for:
         Fund shares redeemed.................... $1,111,338
         Securities purchased....................  1,249,141
         Withholding taxes.......................         55
        Accrued expenses:
         Management fees.........................    325,554
         Service and distribution fees...........      4,806
         Deferred directors fees.................     24,324
         Other expenses..........................     68,332
                                                  ----------
          Total Liabilities......................               2,783,550
                                                             ------------
      NET ASSETS.................................            $588,825,303
                                                             ============
        Net assets consist of:
         Capital paid in.........................            $582,325,184
         Undistributed net investment income.....               6,868,129
         Accumulated net realized gains
          (losses)...............................             (75,805,414)
         Unrealized appreciation (depreciation)
          on investments.........................              75,437,404
                                                             ------------
      NET ASSETS.................................            $588,825,303
                                                             ============
      Computation of offering price:
      CLASS A
      Net asset value and redemption price per
       share ($552,322,694 divided by
       3,128,643 shares outstanding).............            $     176.54
                                                             ============
      CLASS B
      Net asset value and redemption price per
       share ($5,311,025 divided by
       30,192 shares outstanding)................            $     175.91
                                                             ============
      CLASS E
      Net asset value and redemption price per
       share ($31,191,584 divided by
       177,300 shares outstanding)...............            $     175.93
                                                             ============
      Identified cost of investments.............            $511,254,699
                                                             ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2004

     INVESTMENT INCOME
       Dividends...............................              $11,006,995(a)
       Interest................................                    8,770
                                                             -----------
                                                              11,015,765
     EXPENSES
       Management fees......................... $ 3,745,210
       Service and distribution fees--Class B..       3,229
       Service and distribution fees--Class E..      37,716
       Directors' fees and expenses............      26,135
       Custodian...............................     173,101
       Audit and tax services..................      21,371
       Legal...................................      13,800
       Printing................................     164,274
       Insurance...............................      12,007
       Miscellaneous...........................       4,242
                                                -----------
       Total expenses before reductions........   4,201,085
       Expense reductions......................    (103,329)   4,097,756
                                                -----------  -----------
     NET INVESTMENT INCOME.....................                6,918,009
                                                             -----------
     REALIZED AND UNREALIZED GAIN (LOSS)
     Realized gain (loss) on:
       Investments--net........................  62,247,244
       Foreign currency transactions--net......     (28,436)  62,218,808
                                                -----------
     Unrealized appreciation (depreciation) on:
       Investments--net........................                3,653,711
                                                             -----------
     Net gain (loss)...........................               65,872,519
                                                             -----------
     NET INCREASE (DECREASE) IN NET ASSETS
      FROM OPERATIONS..........................              $72,790,528
                                                             ===========

(a)Net of foreign taxes of $20,139.

                See accompanying notes to financial statements.

                                    MSF-151

METROPOLITAN SERIES FUND, INC.

 FI VALUE LEADERS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                                      YEAR ENDED    YEAR ENDED
                                                                     DECEMBER 31,  DECEMBER 31,
                                                                         2004          2003
                                                                     ------------  ------------
FROM OPERATIONS
  Net investment income............................................. $  6,918,009  $  7,613,818
  Net realized gain (loss)..........................................   62,218,808   (17,228,793)
  Unrealized appreciation (depreciation)............................    3,653,711   135,351,549
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................   72,790,528   125,736,574
                                                                     ------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................   (7,094,897)   (3,781,056)
    Class B.........................................................       (2,208)          (40)
    Class E.........................................................     (304,237)      (54,628)
                                                                     ------------  ------------
  TOTAL DISTRIBUTIONS...............................................   (7,401,342)   (3,835,724)
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.  (59,561,647)  (35,651,391)
                                                                     ------------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................    5,827,539    86,249,459

NET ASSETS
  Beginning of the period...........................................  582,997,764   496,748,305
                                                                     ------------  ------------
  End of the period................................................. $588,825,303  $582,997,764
                                                                     ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $  6,868,129  $  7,407,531
                                                                     ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                      YEAR ENDED              YEAR ENDED
                                                                  DECEMBER 31, 2004        DECEMBER 31, 2003
                                                               -----------------------  ----------------------
                                                                SHARES         $         SHARES         $
                                                               --------  -------------  --------  ------------
CLASS A
  Sales.......................................................  186,967  $  29,859,340   355,160  $ 47,365,184
  Reinvestments...............................................   44,729      7,094,897    30,613     3,781,056
  Redemptions................................................. (689,862)  (110,388,310) (731,297)  (97,243,285)
                                                               --------  -------------  --------  ------------
  Net increase (decrease)..................................... (458,166) $ (73,434,073) (345,524) $(46,097,045)
                                                               ========  =============  ========  ============
CLASS B
  Sales.......................................................   30,946  $   5,052,632       935  $    131,549
  Reinvestments...............................................       14          2,208         0            40
  Redemptions.................................................   (1,582)      (265,616)     (166)      (22,793)
                                                               --------  -------------  --------  ------------
  Net increase (decrease).....................................   29,378  $   4,789,224       769  $    108,796
                                                               ========  =============  ========  ============
CLASS E
  Sales.......................................................   84,388  $  13,483,688    93,477  $ 12,803,438
  Reinvestments...............................................    1,923        304,237       443        54,628
  Redemptions.................................................  (29,467)    (4,704,723)  (18,538)   (2,521,208)
                                                               --------  -------------  --------  ------------
  Net increase (decrease).....................................   56,844  $   9,083,202    75,382  $ 10,336,858
                                                               ========  =============  ========  ============
  Increase (decrease) derived from capital share transactions. (371,944) $ (59,561,647) (269,373) $(35,651,391)
                                                               ========  =============  ========  ============

                See accompanying notes to financial statements.

                                    MSF-152

METROPOLITAN SERIES FUND, INC.

 FI VALUE LEADERS PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                                                                        CLASS A
                                                                                   ---------------------------------------
                                                                                                YEAR ENDED DECEMBER 31,
                                                                                   ---------------------------------------
                                                                                     2004      2003      2002      2001
                                                                                   --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $ 157.24  $ 124.89  $ 156.51  $ 183.39
                                                                                   --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................     2.21      2.13      1.53      1.06
  Net realized and unrealized gain (loss) on investments..........................    19.15     31.23    (31.88)   (26.45)
                                                                                   --------  --------  --------  --------
  Total from investment operations................................................    21.36     33.36    (30.35)   (25.39)
                                                                                   --------  --------  --------  --------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................    (2.06)    (1.01)    (1.27)    (1.49)
  Distributions from net realized capital gains...................................     0.00      0.00      0.00      0.00
                                                                                   --------  --------  --------  --------
  Total distributions.............................................................    (2.06)    (1.01)    (1.27)    (1.49)
                                                                                   --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD.................................................... $ 176.54  $ 157.24  $ 124.89  $ 156.51
                                                                                   ========  ========  ========  ========
TOTAL RETURN (%)..................................................................     13.7      26.9     (19.5)    (13.9)
Ratio of operating expenses to average net assets before expense reductions (%)...     0.74      0.74      0.72      0.78
Ratio of operating expenses to average net assets after expense reductions (%) (d)     0.72        --      0.71      0.74
Ratio of net investment income to average net assets (%)..........................     1.23      1.49      1.30      0.60
Portfolio turnover rate (%).......................................................      161        53       142       154
Net assets, end of period (000)................................................... $552,323  $563,979  $491,124  $298,982

                                                                                   ---------

                                                                                   ---------
                                                                                     2000
                                                                                   --------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $ 198.49
                                                                                   --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................     1.16
  Net realized and unrealized gain (loss) on investments..........................   (11.28)
                                                                                   --------
  Total from investment operations................................................   (10.12)
                                                                                   --------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................     0.00
  Distributions from net realized capital gains...................................    (4.98)
                                                                                   --------
  Total distributions.............................................................    (4.98)
                                                                                   --------
NET ASSET VALUE, END OF PERIOD.................................................... $ 183.39
                                                                                   ========
TOTAL RETURN (%)..................................................................     (5.2)
Ratio of operating expenses to average net assets before expense reductions (%)...     0.73
Ratio of operating expenses to average net assets after expense reductions (%) (d)     0.70
Ratio of net investment income to average net assets (%)..........................     0.61
Portfolio turnover rate (%).......................................................      138
Net assets, end of period (000)................................................... $388,127

                                                                              CLASS B                                CLASS E
                                                                 ------------------------------     --------------------------
                                                                    YEAR ENDED     JULY 30, 2002(A)
                                                                   DECEMBER 31,        THROUGH        YEAR ENDED DECEMBER 31
                                                                 ----------------    DECEMBER 31,   -------------------------
                                                                   2004     2003         2002         2004     2003     2002
                                                                 -------  -------  ---------------- -------  -------  -------
NET ASSET VALUE, BEGINNING OF PERIOD............................ $156.72  $124.47      $125.90      $156.83  $124.66  $156.28
                                                                 -------  -------      -------      -------  -------  -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income.........................................    1.88     1.22         0.18         1.58     1.41     1.35
  Net realized and unrealized gain (loss) on investments........   19.12    31.95        (1.61)       19.48    31.68   (31.80)
                                                                 -------  -------      -------      -------  -------  -------
  Total from investment operations..............................   21.00    33.17        (1.43)       21.06    33.09   (30.45)
                                                                 -------  -------      -------      -------  -------  -------
LESS DISTRIBUTIONS
  Distributions from net investment income......................   (1.81)   (0.92)        0.00        (1.96)   (0.92)   (1.17)
                                                                 -------  -------      -------      -------  -------  -------
  Total distributions...........................................   (1.81)   (0.92)        0.00        (1.96)   (0.92)   (1.17)
                                                                 -------  -------      -------      -------  -------  -------
NET ASSET VALUE, END OF PERIOD.................................. $175.91  $156.72      $124.47      $175.93  $156.83  $124.66
                                                                 =======  =======      =======      =======  =======  =======
TOTAL RETURN (%)................................................    13.5     26.9         (1.1)(b)     13.6     26.7    (19.6)
Ratio of operating expenses to average net assets before expense
 reductions (%).................................................    0.99     0.99         0.97 (c)     0.89     0.89     0.87
Ratio of operating expenses to average net assets after expense
 reductions (%) (d).............................................    0.97       --         0.96 (c)     0.87       --     0.86
Ratio of net investment income to average net assets (%)........    1.41     1.15         1.36 (c)     1.12     1.31     1.15
Portfolio turnover rate (%).....................................     161       53          142          161       53      142
Net assets, end of period (000)................................. $ 5,311  $   128      $     6      $31,192  $18,891  $ 5,619

                                                                 -----------
                                                                 MAY 1, 2001(A)
                                                                    THROUGH
                                                                  DECEMBER 31,
                                                                      2001
                                                                 --------------
NET ASSET VALUE, BEGINNING OF PERIOD............................    $177.17
                                                                    -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income.........................................       0.14
  Net realized and unrealized gain (loss) on investments........     (21.03)
                                                                    -------
  Total from investment operations..............................     (20.89)
                                                                    -------
LESS DISTRIBUTIONS
  Distributions from net investment income......................       0.00
                                                                    -------
  Total distributions...........................................       0.00
                                                                    -------
NET ASSET VALUE, END OF PERIOD..................................    $156.28
                                                                    =======
TOTAL RETURN (%)................................................      (11.8)(b)
Ratio of operating expenses to average net assets before expense
 reductions (%).................................................       0.93 (c)
Ratio of operating expenses to average net assets after expense
 reductions (%) (d).............................................       0.89 (c)
Ratio of net investment income to average net assets (%)........       0.61 (c)
Portfolio turnover rate (%).....................................        154
Net assets, end of period (000).................................    $ 1,527

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.
(d)The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                See accompanying notes to financial statements.

                                    MSF-153

METROPOLITAN SERIES FUND, INC.

 HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

COMMON STOCKS--89.7% OF TOTAL NET ASSETS

                                                            VALUE
           SHARES                                          (NOTE 1)
          ------------------------------------------------------------

                    AEROSPACE & DEFENSE--3.1%
            219,550 Honeywell International, Inc........ $   7,774,266
            220,200 Raytheon Co.........................     8,550,366
                                                         -------------
                                                            16,324,632
                                                         -------------

                    AUTOMOBILES--1.6%
            141,800 Harley-Davidson, Inc................     8,614,350
                                                         -------------

                    BEVERAGES--4.7%
            208,300 Anheuser-Busch Cos., Inc............    10,567,059
            256,700 Coca-Cola Enterprises, Inc..........     5,352,195
            158,100 Diageo, Plc. (ADR)..................     9,150,828
                                                         -------------
                                                            25,070,082
                                                         -------------

                    BUILDING PRODUCTS--2.1%
            306,200 Masco Corp..........................    11,185,486
                                                         -------------

                    CAPITAL MARKETS--1.1%
            170,400 The Bank of New York Co., Inc.......     5,694,768
                                                         -------------

                    COMMERCIAL BANKS--1.8%
            313,500 U.S. Bancorp........................     9,818,820
                                                         -------------

                    COMMERCIAL SERVICES & SUPPLIES--3.5%
            223,500 H&R Block, Inc......................    10,951,500
            252,100 Waste Management, Inc...............     7,547,874
                                                         -------------
                                                            18,499,374
                                                         -------------

                    COMPUTERS & PERIPHERALS--1.8%
          1,797,100 Sun Microsystems, Inc. (b)..........     9,668,398
                                                         -------------

                    DIVERSIFIED FINANCIAL SERVICES--3.5%
            218,900 Citigroup, Inc......................    10,546,602
            211,500 JPMorgan Chase & Co.................     8,250,615
                                                         -------------
                                                            18,797,217
                                                         -------------

                    FOOD & STAPLES RETAILING--2.0%
            198,300 Wal-Mart Stores, Inc................    10,474,206
                                                         -------------

                    FOOD PRODUCTS--4.3%
            180,200 General Mills, Inc..................     8,957,742
            167,250 H.J. Heinz Co.......................     6,521,078
            208,600 Kraft Foods, Inc. (Class A).........     7,428,246
                                                         -------------
                                                            22,907,066
                                                         -------------

                    HEALTH CARE EQUIPMENT & SUPPLIES--2.9%
            313,600 Baxter International, Inc...........    10,831,744
             66,100 Guidant Corp........................     4,765,810
                                                         -------------
                                                            15,597,554
                                                         -------------

                    HEALTH CARE PROVIDERS & SERVICES--1.1%
             98,400 AmerisourceBergen Corp..............     5,774,112
                                                         -------------

                                                             VALUE
         SHARES                                             (NOTE 1)
        ---------------------------------------------------------------

                  HOTELS, RESTAURANTS & LEISURE--4.8%
          409,700 McDonald's Corp........................ $  13,134,982
          268,100 Yum! Brands, Inc.......................    12,648,958
                                                          -------------
                                                             25,783,940
                                                          -------------

                  HOUSEHOLD DURABLES--5.1%
          128,100 Fortune Brands, Inc....................     9,886,758
           96,000 Pulte Homes, Inc.......................     6,124,800
          125,700 The Black & Decker Corp................    11,103,081
                                                          -------------
                                                             27,114,639
                                                          -------------

                  IT SERVICES--4.4%
          127,000 Automatic Data Processing, Inc.........     5,632,450
          268,000 First Data Corp........................    11,400,720
          230,800 SunGard Data Systems, Inc. (b).........     6,538,564
                                                          -------------
                                                             23,571,734
                                                          -------------

                  INSURANCE--1.4%
          191,400 AFLAC, Inc.............................     7,625,376
                                                          -------------

                  LEISURE EQUIPMENT & PRODUCTS--1.1%
          285,900 Mattel, Inc............................     5,572,191
                                                          -------------

                  MEDIA--16.2%
          340,400 Comcast Corp. (Special Class A) (b)....    11,178,736
          233,100 EchoStar Communications Corp. (Class A)     7,748,244
          108,400 Gannett Co., Inc.......................     8,856,280
           65,100 Knight-Ridder, Inc.....................     4,357,794
        1,185,700 Liberty Media Corp. (Class A) (b)......    13,018,986
          472,472 The DIRECTV Group, Inc. (b)............     7,909,181
          428,400 The Walt Disney Co.....................    11,909,520
          624,400 Time Warner, Inc. (b)..................    12,138,336
          245,000 Viacom, Inc. (Class B).................     8,915,550
                                                          -------------
                                                             86,032,627
                                                          -------------

                  MULTILINE RETAIL--1.8%
          195,500 Kohl's Corp. (b).......................     9,612,735
                                                          -------------

                  OFFICE ELECTRONICS--1.6%
          498,900 Xerox Corp. (b)........................     8,486,289
                                                          -------------

                  OIL & GAS--3.2%
          188,800 Burlington Resources, Inc..............     8,212,800
          101,371 ConocoPhillips.........................     8,802,044
                                                          -------------
                                                             17,014,844
                                                          -------------

                  PHARMACEUTICALS--3.8%
          190,700 Abbott Laboratories....................     8,896,155
          434,600 Bristol-Myers Squibb Co................    11,134,452
                                                          -------------
                                                             20,030,607
                                                          -------------

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-154

METROPOLITAN SERIES FUND, INC.

 HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

COMMON STOCKS--(CONTINUED)

                                                             VALUE
           SHARES                                           (NOTE 1)
         --------------------------------------------------------------

                    SPECIALTY RETAIL--6.5%
            430,200 Limited Brands, Inc.................. $   9,903,204
            485,900 The Gap, Inc.........................    10,262,208
            247,400 The Home Depot, Inc..................    10,573,876
            191,000 Toys "R" Us, Inc. (b)................     3,909,770
                                                          -------------
                                                             34,649,058
                                                          -------------

                    THRIFTS & MORTGAGE FINANCE--6.3%
            143,450 Federal National Mortgage Association    10,215,074
            130,300 MGIC Investment Corp.................     8,978,973
            333,100 Washington Mutual, Inc...............    14,083,468
                                                          -------------
                                                             33,277,515
                                                          -------------
                    Total Common Stocks
                     (Identified Cost $375,849,364)......   477,197,620
                                                          -------------

    SHORT TERM INVESTMENTS--10.5%
       FACE                                                       VALUE
      AMOUNT                                                     (NOTE 1)
    ------------------------------------------------------------------------

                REPURCHASE AGREEMENT--10.5%
    $56,110,000 State Street Corp. Repurchase Agreement dated
                 12/31/04 at 0.600% to be repurchased at
                 $56,112,806 on 01/03/05, collateralized
                 by $57,880,000 U.S. Treasury Note
                 3.375% due 12/15/08 with a value of
                 $57,807,650................................. $  56,110,000
                                                              -------------
                Total Short Term Investments
                 (Identified Cost $56,110,000)...............    56,110,000
                                                              -------------
                Total Investments--100.2%
                 (Identified Cost $431,959,364) (a)..........   533,307,620
                Other assets less liabilities................    (1,163,040)
                                                              -------------
                TOTAL NET ASSETS--100%....................... $ 532,144,580
                                                              =============

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-155

METROPOLITAN SERIES FUND, INC.

 HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2004

    ASSETS
      Investments at value........................            $477,197,620
      Investments in repurchase agreements........              56,110,000
      Cash........................................                     307
      Receivable for:
       Fund shares sold...........................                 568,931
       Dividends and interest.....................               1,240,603
                                                              ------------
        Total Assets..............................             535,117,461
    LIABILITIES
      Payable for:
       Fund shares redeemed....................... $  114,336
       Securities purchased.......................  2,457,219
      Accrued expenses:
       Management fees............................    317,780
       Service and distribution fees..............     26,478
       Other expenses.............................     57,068
                                                   ----------
        Total Liabilities.........................               2,972,881
                                                              ------------
    NET ASSETS....................................            $532,144,580
                                                              ============
      Net assets consist of:
       Capital paid in............................            $441,780,092
       Undistributed net investment income........               3,496,641
       Accumulated net realized gains (losses)....             (14,480,409)
       Unrealized appreciation (depreciation) on
        investments...............................             101,348,256
                                                              ------------
    NET ASSETS....................................            $532,144,580
                                                              ============
    Computation of offering price:
    CLASS A
    Net asset value and redemption price per share
     ($341,632,334 divided by 25,553,444
     shares outstanding)..........................            $      13.37
                                                              ============
    CLASS B
    Net asset value and redemption price per share
     ($43,135,782 divided by 3,241,681 shares
     outstanding).................................            $      13.31
                                                              ============
    CLASS E
    Net asset value and redemption price per share
     ($147,376,464 divided by 11,067,119
     shares outstanding)..........................            $      13.32
                                                              ============
    Identified cost of investments................            $431,959,364
                                                              ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2004

     INVESTMENT INCOME
       Dividends...............................             $ 7,182,864(a)
       Interest................................                 105,956(b)
                                                            -----------
                                                              7,288,820
     EXPENSES
       Management fees......................... $3,306,121
       Service and distribution fees--Class B..     31,469
       Service and distribution fees--Class E..    193,135
       Directors' fees and expenses............     23,201
       Custodian...............................    100,828
       Audit and tax services..................     21,371
       Legal...................................     11,159
       Printing................................    129,834
       Insurance...............................      9,365
       Miscellaneous...........................      4,323
                                                ----------
       Total expenses before reductions........  3,830,806
       Expense reductions......................    (60,501)   3,770,305
                                                ----------  -----------
     NET INVESTMENT INCOME.....................               3,518,515
                                                            -----------
     REALIZED AND UNREALIZED GAIN (LOSS)
     Realized gain (loss) on:
       Investments--net........................              (1,465,943)
     Unrealized appreciation (depreciation) on:
       Investments--net........................              49,455,358
                                                            -----------
     Net gain (loss)...........................              47,989,415
                                                            -----------
     NET INCREASE (DECREASE) IN NET ASSETS
      FROM OPERATIONS..........................             $51,507,930
                                                            ===========

(a)Net of foreign taxes of $30,912.
(b)Includes income on securities loaned of $1,966.

                See accompanying notes to financial statements.

                                    MSF-156

METROPOLITAN SERIES FUND, INC.

 HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                                      YEAR ENDED    YEAR ENDED
                                                                     DECEMBER 31,  DECEMBER 31,
                                                                         2004          2003
                                                                     ------------  ------------
FROM OPERATIONS
  Net investment income............................................. $  3,518,515  $  2,106,244
  Net realized gain (loss)..........................................   (1,465,943)   (8,409,227)
  Unrealized appreciation (depreciation)............................   49,455,358    78,955,204
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................   51,507,930    72,652,221
                                                                     ------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................   (1,577,007)            0
    Class B.........................................................       (6,125)            0
    Class E.........................................................     (544,986)            0
                                                                     ------------  ------------
  TOTAL DISTRIBUTIONS...............................................   (2,128,118)            0
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.   85,702,821    70,921,920
                                                                     ------------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................  135,082,633   143,574,141

NET ASSETS
  Beginning of the period...........................................  397,061,947   253,487,806
                                                                     ------------  ------------
  End of the period................................................. $532,144,580  $397,061,947
                                                                     ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $  3,496,641  $  2,106,244
                                                                     ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                      YEAR ENDED                YEAR ENDED
                                                                   DECEMBER 31, 2004         DECEMBER 31, 2003
                                                               ------------------------  ------------------------
                                                                 SHARES          $         SHARES          $
                                                               ----------  ------------  ----------  ------------
CLASS A
  Sales.......................................................  3,544,182  $ 44,023,180   3,508,442  $ 37,028,371
  Reinvestments...............................................    127,178     1,577,007           0             0
  Redemptions................................................. (2,726,496)  (33,600,633) (2,688,260)  (27,168,061)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................    944,864  $ 11,999,554     820,182  $  9,860,310
                                                               ==========  ============  ==========  ============
CLASS B
  Sales.......................................................  3,282,128  $ 40,965,664      95,797  $  1,012,485
  Reinvestments...............................................        496         6,125           0             0
  Redemptions.................................................   (135,698)   (1,687,160)     (1,957)      (21,603)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................  3,146,926  $ 39,284,629      93,840  $    990,882
                                                               ==========  ============  ==========  ============
CLASS E
  Sales.......................................................  4,678,809  $ 57,458,393   6,586,078  $ 69,973,430
  Reinvestments...............................................     44,096       544,986           0             0
  Redemptions................................................. (1,908,422)  (23,584,741)   (933,250)   (9,902,702)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................  2,814,483  $ 34,418,638   5,652,828  $ 60,070,728
                                                               ==========  ============  ==========  ============
  Increase (decrease) derived from capital share transactions.  6,906,273  $ 85,702,821   6,566,850  $ 70,921,920
                                                               ==========  ============  ==========  ============

                See accompanying notes to financial statements.

                                    MSF-157

METROPOLITAN SERIES FUND, INC.

 HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                                                                          CLASS A
                                                                                      --------------------------------------
                                                                                                  YEAR ENDED DECEMBER 31,
                                                                                      --------------------------------------
                                                                                        2004      2003     2002      2001
                                                                                      --------  -------- --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD................................................. $  12.06  $   9.61 $  11.56  $   9.79
                                                                                      --------  -------- --------  --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income..............................................................     0.10      0.07     0.06      0.08
  Net realized and unrealized gain (loss) on investments.............................     1.27      2.38    (1.66)     1.72
                                                                                      --------  -------- --------  --------
  Total from investment operations...................................................     1.37      2.45    (1.60)     1.80
                                                                                      --------  -------- --------  --------
LESS DISTRIBUTIONS
  Distributions from net investment income...........................................    (0.06)     0.00    (0.09)    (0.03)
  Distributions from net realized capital gains......................................     0.00      0.00    (0.16)     0.00
  Tax return of capital..............................................................     0.00      0.00    (0.10)     0.00
                                                                                      --------  -------- --------  --------
  Total distributions................................................................    (0.06)     0.00    (0.35)    (0.03)
                                                                                      --------  -------- --------  --------
NET ASSET VALUE, END OF PERIOD....................................................... $  13.37  $  12.06 $   9.61  $  11.56
                                                                                      ========  ======== ========  ========
TOTAL RETURN (%)                                                                          11.4      25.5    (14.2)     18.4
  Ratio of operating expenses to average net assets before expense reductions (%)....     0.79      0.83     0.83      0.86
  Ratio of operating expenses to average net assets after expense reductions (%) (d).     0.78      0.81     0.82      0.84
  Ratio of net investment income to average net assets (%)...........................     0.80      0.70     0.68      0.98
  Portfolio turnover rate (%)........................................................       16        13       30        33
  Net assets, end of period (000).................................................... $341,632  $296,728 $228,544  $213,758

                                                                                      --------

                                                                                      --------
                                                                                        2000
                                                                                      -------
NET ASSET VALUE, BEGINNING OF PERIOD................................................. $  8.93
                                                                                      -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income..............................................................    0.13
  Net realized and unrealized gain (loss) on investments.............................    0.97
                                                                                      -------
  Total from investment operations...................................................    1.10
                                                                                      -------
LESS DISTRIBUTIONS
  Distributions from net investment income...........................................   (0.14)
  Distributions from net realized capital gains......................................   (0.10)
  Tax return of capital..............................................................    0.00
                                                                                      -------
  Total distributions................................................................   (0.24)
                                                                                      -------
NET ASSET VALUE, END OF PERIOD....................................................... $  9.79
                                                                                      =======
TOTAL RETURN (%)                                                                         12.4
  Ratio of operating expenses to average net assets before expense reductions (%)....    0.94
  Ratio of operating expenses to average net assets after expense reductions (%) (d).    0.85
  Ratio of net investment income to average net assets (%)...........................    1.74
  Portfolio turnover rate (%)........................................................      82
  Net assets, end of period (000).................................................... $53,575

                                                                             CLASS B                               CLASS E
                                                                 ----------------------------     --------------------------
                                                                   YEAR ENDED    JULY 30, 2002(A)         YEAR ENDED
                                                                  DECEMBER 31,       THROUGH             DECEMBER 31,
                                                                 ---------------   DECEMBER 31,   -------------------------
                                                                   2004    2003        2002         2004     2003     2002
                                                                 -------  ------ ---------------- --------  ------- -------
NET ASSET VALUE, BEGINNING OF PERIOD............................ $ 12.01  $ 9.59      $ 9.96      $  12.02  $  9.59 $ 11.55
                                                                 -------  ------      ------      --------  ------- -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income.........................................    0.05    0.02        0.01          0.07     0.04    0.09
  Net realized and unrealized gain (loss) on investments........    1.29    2.40       (0.38)         1.28     2.39   (1.71)
                                                                 -------  ------      ------      --------  ------- -------
  Total from investment operations..............................    1.34    2.42       (0.37)         1.35     2.43   (1.62)
                                                                 -------  ------      ------      --------  ------- -------
LESS DISTRIBUTIONS
  Distributions from net investment income......................   (0.04)   0.00        0.00         (0.05)    0.00   (0.08)
  Distributions from net realized capital gains.................    0.00    0.00        0.00          0.00     0.00   (0.16)
  Tax return of capital.........................................    0.00    0.00        0.00          0.00     0.00   (0.10)
                                                                 -------  ------      ------      --------  ------- -------
  Total distributions...........................................   (0.04)   0.00        0.00         (0.05)    0.00   (0.34)
                                                                 -------  ------      ------      --------  ------- -------
NET ASSET VALUE, END OF PERIOD.................................. $ 13.31  $12.01      $ 9.59      $  13.32  $ 12.02 $  9.59
                                                                 =======  ======      ======      ========  ======= =======
TOTAL RETURN (%)................................................    11.2    25.2        (3.7)(b)      11.3     25.3   (14.3)
Ratio of operating expenses to average net assets before expense
 reductions (%).................................................    1.04    1.08        1.08 (c)      0.94     0.98    0.98
Ratio of operating expenses to average net assets after expense
 reductions (%) (d).............................................    1.03    1.06        1.07 (c)      0.93     0.96    0.97
Ratio of net investment income to average net assets (%)........    1.07    0.55        0.61 (c)      0.68     0.60    0.67
Portfolio turnover rate (%).....................................      16      13          30            16       13      30
Net assets, end of period (000)................................. $43,136  $1,138      $    9      $147,376  $99,196 $24,936

                                                                 ------------
                                                                 MAY 1, 2001(A)
                                                                    THROUGH
                                                                  DECEMBER 31,
                                                                      2001
                                                                 --------------
NET ASSET VALUE, BEGINNING OF PERIOD............................     $11.00
                                                                     ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income.........................................       0.00
  Net realized and unrealized gain (loss) on investments........       0.55
                                                                     ------
  Total from investment operations..............................       0.55
                                                                     ------
LESS DISTRIBUTIONS
  Distributions from net investment income......................       0.00
  Distributions from net realized capital gains.................       0.00
  Tax return of capital.........................................       0.00
                                                                     ------
  Total distributions...........................................       0.00
                                                                     ------
NET ASSET VALUE, END OF PERIOD..................................     $11.55
                                                                     ======
TOTAL RETURN (%)................................................        5.0(b)
Ratio of operating expenses to average net assets before expense
 reductions (%).................................................       1.01(c)
Ratio of operating expenses to average net assets after expense
 reductions (%) (d).............................................       0.98(c)
Ratio of net investment income to average net assets (%)........       1.28(c)
Portfolio turnover rate (%).....................................         33
Net assets, end of period (000).................................     $  185

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.
(d)The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                See accompanying notes to financial statements.

                                    MSF-158

METROPOLITAN SERIES FUND, INC.

 JENNISON GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

COMMON STOCKS--100.0% OF TOTAL NET ASSETS


                                                               VALUE
         SHARES                                               (NOTE 1)
       ------------------------------------------------------------------

                  AIR FREIGHT & LOGISTICS--1.5%
          142,900 United Parcel Service, Inc. (Class B).... $  12,212,234
                                                            -------------

                  BIOTECHNOLOGY--6.4%
          256,500 Amgen, Inc. (b)..........................    16,454,475
          307,400 Genentech, Inc. (b)......................    16,734,856
          390,500 Gilead Sciences, Inc. (b)................    13,663,595
          240,500 MedImmune, Inc. (b)......................     6,519,955
                                                            -------------
                                                               53,372,881
                                                            -------------

                  CAPITAL MARKETS--5.4%
           96,000 Lehman Brothers Holdings, Inc............     8,398,080
          279,800 Merrill Lynch & Co., Inc.................    16,723,646
          697,000 The Charles Schwab Corp..................     8,336,120
          112,100 The Goldman Sachs Group, Inc.............    11,662,884
                                                            -------------
                                                               45,120,730
                                                            -------------

                  COMMERCIAL SERVICES & SUPPLIES--0.3%
           83,900 Paychex, Inc.............................     2,859,312
                                                            -------------

                  COMMUNICATIONS EQUIPMENT--5.2%
          756,700 Cisco Systems, Inc. (b)..................    14,604,310
          417,500 QUALCOMM, Inc............................    17,702,000
          136,200 Research In Motion, Ltd. (b).............    11,225,604
                                                            -------------
                                                               43,531,914
                                                            -------------

                  COMPUTERS & PERIPHERALS--6.3%
          292,600 Apple Computer, Inc. (b).................    18,843,440
          494,600 Dell, Inc. (b)...........................    20,842,444
           78,900 International Business Machines Corp.....     7,777,962
           59,000 Lexmark International, Inc. (Class A) (b)     5,015,000
                                                            -------------
                                                               52,478,846
                                                            -------------

                  CONSUMER FINANCE--2.5%
          368,200 American Express Co......................    20,755,434
                                                            -------------

                  DIVERSIFIED FINANCIAL SERVICES--2.5%
          532,860 JPMorgan Chase & Co......................    20,786,869
                                                            -------------

                  ELECTRONIC EQUIPMENT & INSTRUMENTS--1.6%
          547,900 Agilent Technologies, Inc. (b)...........    13,204,390
                                                            -------------

                  ENERGY EQUIPMENT & SERVICES--2.7%
          338,000 Schlumberger, Ltd........................    22,629,100
                                                            -------------

                  FOOD & STAPLES RETAILING--3.0%
          151,000 Costco Wholesale Corp....................     7,309,910
          188,800 Whole Foods Market, Inc..................    18,002,080
                                                            -------------
                                                               25,311,990
                                                            -------------

                  FOOD PRODUCTS--1.0%
          224,800 Cadbury Schweppes, Plc. (c) (ADR)........     8,474,960
                                                            -------------

                  HEALTH CARE EQUIPMENT & SUPPLIES--1.1%
          114,800 Alcon, Inc...............................     9,252,880
                                                            -------------

                                                                VALUE
       SHARES                                                  (NOTE 1)
     ---------------------------------------------------------------------

                HEALTH CARE PROVIDERS & SERVICES--4.0%
        344,500 Caremark Rx, Inc. (b)....................... $  13,583,635
        116,500 UnitedHealth Group, Inc.....................    10,255,495
         85,300 WellPoint, Inc. (b).........................     9,809,500
                                                             -------------
                                                                33,648,630
                                                             -------------

                HOTELS, RESTAURANTS & LEISURE--2.9%
        392,800 Starbucks Corp. (b).........................    24,495,008
                                                             -------------

                HOUSEHOLD DURABLES--1.1%
         71,800 Harman International Industries, Inc........     9,118,600
                                                             -------------

                HOUSEHOLD PRODUCTS--1.3%
        204,700 The Procter & Gamble Co.....................    11,274,876
                                                             -------------

                INDUSTRIAL CONGLOMERATES--3.8%
        875,400 General Electric Co.........................    31,952,100
                                                             -------------

                INSURANCE--1.3%
        167,100 American International Group, Inc...........    10,973,457
                                                             -------------

                INTERNET & CATALOG RETAIL--4.0%
        285,000 eBay, Inc. (b)..............................    33,139,800
                                                             -------------

                INTERNET SOFTWARE & SERVICES--5.7%
         93,400 Google, Inc. (Class A) (b) (c)..............    18,035,540
        788,700 Yahoo!, Inc. (b)............................    29,718,216
                                                             -------------
                                                                47,753,756
                                                             -------------

                MEDIA--2.1%
         10,800 DreamWorks Animation SKG, Inc. (b)..........       405,108
        416,700 Sirius Satellite Radio, Inc. (b) (c)........     3,187,755
        311,400 Univision Communications, Inc. (Class A) (b)     9,114,678
        128,700 XM Satellite Radio Holdings, Inc. (b) (c)...     4,841,694
                                                             -------------
                                                                17,549,235
                                                             -------------

                MULTILINE RETAIL--2.6%
        414,300 Target Corp.................................    21,514,599
                                                             -------------

                OIL & GAS--1.8%
         78,300 Suncor Energy, Inc..........................     2,771,820
        115,200 Total S.A. (ADR) (c)........................    12,653,568
                                                             -------------
                                                                15,425,388
                                                             -------------

                PERSONAL PRODUCTS--1.2%
        216,100 The Estee Lauder Cos., Inc. (Class A).......     9,890,897
                                                             -------------

                PHARMACEUTICALS--7.1%
        119,300 Allergan, Inc...............................     9,671,651
        264,000 Eli Lilly & Co..............................    14,982,000
        338,200 Novartis AG (ADR)...........................    17,092,628
        153,000 Roche Holdings, Ltd. (ADR) (c)..............    17,612,962
                                                             -------------
                                                                59,359,241
                                                             -------------

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-159

METROPOLITAN SERIES FUND, INC.

 JENNISON GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

COMMON STOCKS--(CONTINUED)


                                                              VALUE
        SHARES                                               (NOTE 1)
       -----------------------------------------------------------------

                 SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT--3.1%
         420,400 Marvell Technology Group, Ltd. (b)....... $  14,911,588
         252,900 Maxim Integrated Products, Inc...........    10,720,431
                                                           -------------
                                                              25,632,019
                                                           -------------

                 SOFTWARE--10.5%
          77,300 Adobe Systems, Inc.......................     4,849,802
         397,300 Electronic Arts, Inc. (b)................    24,505,464
         208,400 Mercury Interactive Corp. (b)............     9,492,620
       1,008,300 Microsoft Corp...........................    26,931,693
         127,800 NAVTEQ (b)...............................     5,924,808
         353,800 SAP AG (ADR) (c).........................    15,641,498
                                                           -------------
                                                              87,345,885
                                                           -------------

                 SPECIALTY RETAIL--5.9%
         273,200 Bed Bath & Beyond, Inc. (b)..............    10,881,556
         350,400 Chico's FAS, Inc. (b) (c)................    15,953,712
         182,100 Lowe's Cos., Inc.........................    10,487,139
         243,900 PETsMART, Inc............................     8,665,767
          82,900 Williams-Sonoma, Inc. (b)................     2,904,816
                                                           -------------
                                                              48,892,990
                                                           -------------

                 TEXTILES, APPAREL & LUXURY GOODS--1.0%
         148,200 Coach, Inc. (b)..........................     8,358,480
                                                           -------------

                 WIRELESS TELECOMMUNICATION SERVICES--1.1%
         292,600 Nextel Communications, Inc. (Class A) (b)     8,778,000
                                                           -------------
                 Total Common Stocks
                  (Identified Cost $691,836,485)..........   835,094,501
                                                           -------------

         SHORT TERM INVESTMENTS--0.3%
            FACE                                            VALUE
           AMOUNT                                          (NOTE 1)
         -------------------------------------------------------------

                    COMMERCIAL PAPER--0.3%
         $2,454,000 Citicorp 2.000%, 01/03/05.......... $   2,454,000
                                                        -------------
                    Total Short Term Investments
                     (Identified Cost $2,454,000)......     2,454,000
                                                        -------------
                    Total Investments--100.3%
                     (Identified Cost $694,290,485) (a)   837,548,501
                    Other assets less liabilities......    (2,259,536)
                                                        -------------
                    TOTAL NET ASSETS--100%............. $ 835,288,965
                                                        =============

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-160

METROPOLITAN SERIES FUND, INC.

 JENNISON GROWTH PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2004

    ASSETS
      Investments at value........................             $837,548,501
      Cash........................................                      454
      Collateral for securities loaned............               47,685,887
      Receivable for:
       Securities sold............................                1,953,248
       Fund shares sold...........................                3,363,178
       Dividends and interest.....................                  287,909
                                                               ------------
        Total Assets..............................              890,839,177
    LIABILITIES
      Payable for:
       Fund shares redeemed....................... $ 4,313,515
       Securities purchased.......................   2,946,034
       Return of collateral for securities
        loaned....................................  47,685,887
      Accrued expenses:
       Management fees............................     452,761
       Service and distribution fees..............      80,240
       Deferred directors fees....................       4,265
       Other expenses.............................      67,510
                                                   -----------
        Total Liabilities.........................               55,550,212
                                                               ------------
    NET ASSETS....................................             $835,288,965
                                                               ============
      Net assets consist of:
       Capital paid in............................             $740,217,570
       Undistributed net investment income
        (loss)....................................                2,439,621
       Accumulated net realized gains
        (losses)..................................              (50,626,242)
       Unrealized appreciation (depreciation) on
        investments and foreign currency..........              143,258,016
                                                               ------------
    NET ASSETS....................................             $835,288,965
                                                               ============
    Computation of offering price:
    CLASS A
    Net asset value and redemption price per
     share ($504,940,302 divided by
     46,249,891 shares outstanding)...............             $      10.92
                                                               ============
    CLASS B
    Net asset value and redemption price per
     share ($330,348,663 divided by
     30,430,068 shares outstanding)...............             $      10.86
                                                               ============
    Identified cost of investments................             $694,290,485
                                                               ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2004

     INVESTMENT INCOME
       Dividends...............................              $ 8,143,395(a)
       Interest................................                  289,954(b)
                                                             -----------
                                                               8,433,349
     EXPENSES
       Management fees......................... $ 4,687,248
       Service and distribution fees--Class B..     948,744
       Directors' fees and expenses............      23,616
       Custodian...............................     116,218
       Audit and tax services..................      21,371
       Legal...................................      17,918
       Printing................................     222,832
       Insurance...............................      12,873
       Miscellaneous...........................       3,559
                                                -----------
       Total expenses before reductions........   6,054,379
       Expense reductions......................    (120,909)   5,933,470
                                                -----------  -----------
     NET INVESTMENT INCOME (LOSS)..............                2,499,879
                                                             -----------
     REALIZED AND UNREALIZED GAIN (LOSS)
     Realized gain (loss) on:
       Investments--net........................  14,240,676
       Foreign currency transactions--net......        (122)  14,240,554
                                                -----------
     Unrealized appreciation (depreciation) on:
       Investments--net........................               53,934,942
                                                             -----------
     Net gain (loss)...........................               68,175,496
                                                             -----------
     NET INCREASE (DECREASE) IN NET ASSETS
      FROM OPERATIONS..........................              $70,675,375
                                                             ===========

(a)Net of foreign taxes of $156,478.
(b)Income on securities loaned of $62,195.

                See accompanying notes to financial statements.

                                    MSF-161

METROPOLITAN SERIES FUND, INC.

 JENNISON GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                                      YEAR ENDED    YEAR ENDED
                                                                     DECEMBER 31,  DECEMBER 31,
                                                                         2004          2003
                                                                     ------------  ------------
FROM OPERATIONS
  Net investment income (loss)...................................... $  2,499,879  $    384,383
  Net realized gain (loss)..........................................   14,240,554   (17,687,286)
  Unrealized appreciation (depreciation)............................   53,934,942   136,257,702
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................   70,675,375   118,954,799
                                                                     ------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................     (336,147)     (551,417)
    Class B.........................................................      (34,259)     (190,137)
                                                                     ------------  ------------
  TOTAL DISTRIBUTIONS...............................................     (370,406)     (741,554)
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.  165,651,564   140,539,809
                                                                     ------------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................  235,956,533   258,753,054

NET ASSETS
  Beginning of the period...........................................  599,332,432   340,579,378
                                                                     ------------  ------------
  End of the period................................................. $835,288,965  $599,332,432
                                                                     ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $  2,439,621  $    332,998
                                                                     ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                       YEAR ENDED                 YEAR ENDED
                                                                    DECEMBER 31, 2004          DECEMBER 31, 2003
                                                               --------------------------  ------------------------
                                                                  SHARES          $          SHARES          $
                                                               -----------  -------------  ----------  ------------
CLASS A
  Sales.......................................................  16,250,418  $ 172,828,292   2,998,971  $ 25,320,663
  Reinvestments...............................................      32,795        336,147      68,414       551,417
  Redemptions.................................................  (4,310,178)   (43,634,960) (5,533,490)  (47,391,337)
                                                               -----------  -------------  ----------  ------------
  Net increase (decrease).....................................  11,973,035  $ 129,529,479  (2,466,105) $(21,519,257)
                                                               ===========  =============  ==========  ============
CLASS B
  Sales.......................................................  26,074,444  $ 260,495,604  25,703,973  $223,774,201
  Reinvestments...............................................       3,355         34,259      23,620       190,137
  Redemptions................................................. (21,321,067)  (224,407,778) (7,486,471)  (61,905,272)
                                                               -----------  -------------  ----------  ------------
  Net increase (decrease).....................................   4,756,732  $  36,122,085  18,241,122  $162,059,066
                                                               ===========  =============  ==========  ============
  Increase (decrease) derived from capital share transactions.  16,729,767  $ 165,651,564  15,775,017  $140,539,809
                                                               ===========  =============  ==========  ============

                See accompanying notes to financial statements.

                                    MSF-162

METROPOLITAN SERIES FUND, INC.

 JENNISON GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                                                                 CLASS A
                                                                                   -------------------------------
                                                                                       YEAR ENDED      MAY 1, 2002(A)
                                                                                      DECEMBER 31,        THROUGH
                                                                                   ------------------   DECEMBER 31,
                                                                                     2004      2003         2002
                                                                                   --------  --------  --------------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $  10.01  $   7.71     $  10.00
                                                                                   --------  --------     --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)....................................................     0.03      0.02         0.02
  Net realized and unrealized gain (loss) on investments..........................     0.89      2.30        (2.31)
                                                                                   --------  --------     --------
  Total from investment operations................................................     0.92      2.32        (2.29)
                                                                                   --------  --------     --------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................    (0.01)    (0.02)        0.00
                                                                                   --------  --------     --------
  Total distributions.............................................................    (0.01)    (0.02)        0.00
                                                                                   --------  --------     --------
NET ASSET VALUE, END OF PERIOD.................................................... $  10.92  $  10.01     $   7.71
                                                                                   ========  ========     ========
TOTAL RETURN (%)..................................................................      9.2      30.1        (22.9)(b)
Ratio of operating expenses to average net assets before expense reductions (%)...     0.71      0.73         0.74 (c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)     0.69      0.70         0.68 (c)
Ratio of net investment income (loss) to average net assets (%)...................     0.41      0.17         0.31 (c)
Portfolio turnover rate (%).......................................................       68        68           82 (c)
Net assets, end of period (000)................................................... $504,940  $343,253     $283,320

                                                                                                CLASS B
                                                                                   -----------------------------
                                                                                       YEAR ENDED     MAY 1, 2002(A)
                                                                                      DECEMBER 31,       THROUGH
                                                                                   -----------------   DECEMBER 31,
                                                                                     2004     2003         2002
                                                                                   -------- --------  --------------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $   9.97 $   7.70     $ 10.00
                                                                                   -------- --------     -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)....................................................     0.04     0.00        0.00
  Net realized and unrealized gain (loss) on investments..........................     0.85     2.28       (2.30)
                                                                                   -------- --------     -------
  Total from investment operations................................................     0.89     2.28       (2.30)
                                                                                   -------- --------     -------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................     0.00    (0.01)       0.00
                                                                                   -------- --------     -------
  Total distributions.............................................................     0.00    (0.01)       0.00
                                                                                   -------- --------     -------
NET ASSET VALUE, END OF PERIOD.................................................... $  10.86 $   9.97     $  7.70
                                                                                   ======== ========     =======
TOTAL RETURN (%)..................................................................      8.9     29.7       (23.0)(b)
Ratio of operating expenses to average net assets before expense reductions (%)...     0.96     0.98        0.99 (c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)     0.94     0.95        0.93 (c)
Ratio of net investment income (loss) to average net assets (%)...................     0.29    (0.11)       0.06 (c)
Portfolio turnover rate (%).......................................................       68       68          82 (c)
Net assets, end of period (000)................................................... $330,349 $256,079     $57,259

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.
(d)The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                See accompanying notes to financial statements.

                                    MSF-163

METROPOLITAN SERIES FUND, INC.

 MET/PUTNAM VOYAGER PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

COMMON STOCKS--97.4% OF TOTAL NET ASSETS



                                                                   VALUE
     SHARES                                                       (NOTE 1)
    ------------------------------------------------------------------------

             AEROSPACE & DEFENSE--3.9%
       1,200 General Dynamics Corp............................. $    125,520
       2,600 L-3 Communications Holdings, Inc..................      190,424
      30,900 The Boeing Co.....................................    1,599,693
       8,400 United Technologies Corp..........................      868,140
                                                                ------------
                                                                   2,783,777
                                                                ------------

             AIR FREIGHT & LOGISTICS--0.4%
       2,800 FedEx Corp........................................      275,772
                                                                ------------

             AUTO COMPONENTS--0.2%
       2,600 Johnson Controls, Inc.............................      164,944
                                                                ------------

             BEVERAGES--0.8%
       6,100 PepsiCo, Inc......................................      318,420
       8,900 The Pepsi Bottling Group, Inc.....................      240,656
                                                                ------------
                                                                     559,076
                                                                ------------

             BIOTECHNOLOGY--2.7%
      16,200 Amgen, Inc. (b)...................................    1,039,230
       4,000 Biogen Idec, Inc. (b).............................      266,440
         800 Charles River Laboratories International, Inc. (b)       36,808
       4,700 Genzyme Corp. (b).................................      272,929
       9,700 Gilead Sciences, Inc. (b).........................      339,403
                                                                ------------
                                                                   1,954,810
                                                                ------------

             BUILDING PRODUCTS--0.8%
      15,400 Masco Corp........................................      562,562
                                                                ------------

             CAPITAL MARKETS--0.2%
       1,300 Lehman Brothers Holdings, Inc.....................      113,724
                                                                ------------

             COMMERCIAL BANKS--1.7%
       1,700 Commerce Bancorp, Inc.............................      109,480
      15,700 U.S. Bancorp......................................      491,724
      10,300 Wells Fargo & Co..................................      640,145
                                                                ------------
                                                                   1,241,349
                                                                ------------

             COMMERCIAL SERVICES & SUPPLIES--0.3%
       1,000 Apollo Group, Inc. (Class A) (b)..................       80,710
       7,300 Cendant Corp......................................      170,674
                                                                ------------
                                                                     251,384
                                                                ------------

             COMMUNICATIONS EQUIPMENT--6.8%
     113,800 Cisco Systems, Inc. (b)...........................    2,196,340
       2,000 Harris Corp.......................................      123,580
      49,300 Motorola, Inc.....................................      847,960
      41,200 QUALCOMM, Inc.....................................    1,746,880
                                                                ------------
                                                                   4,914,760
                                                                ------------

             COMPUTERS & PERIPHERALS--5.0%
      42,200 Dell, Inc. (b)....................................    1,778,308
      56,700 EMC Corp. (b).....................................      843,129
       1,800 International Business Machines Corp..............      177,444

                                                                VALUE
        SHARES                                                 (NOTE 1)
       ------------------------------------------------------------------

                COMPUTERS & PERIPHERALS--(CONTINUED)
          2,600 Lexmark International, Inc. (Class A) (b)... $    221,000
          2,100 QLogic Corp. (b)............................       77,133
          7,200 SanDisk Corp. (b)...........................      179,784
          9,500 Storage Technology Corp. (b)................      300,295
                                                             ------------
                                                                3,577,093
                                                             ------------

                CONSTRUCTION MATERIALS--0.0%
            500 Vulcan Materials Co.........................       27,305
                                                             ------------

                CONSUMER FINANCE--2.6%
          3,200 American Express Co.........................      180,384
         11,100 Capital One Financial Corp..................      934,731
         14,900 MBNA Corp...................................      420,031
          5,700 SLM Corp....................................      304,323
                                                             ------------
                                                                1,839,469
                                                             ------------

                CONTAINERS & PACKAGING--0.0%
            600 Ball Corp...................................       26,388
                                                             ------------

                DIVERSIFIED FINANCIAL SERVICES--0.6%
          8,596 Doral Financial Corp........................      423,353
                                                             ------------

                DIVERSIFIED TELECOMMUNICATION SERVICES--0.7%
          6,100 CenturyTel, Inc.............................      216,367
          3,200 Sprint Corp.................................       79,520
          5,300 Verizon Communications, Inc.................      214,703
                                                             ------------
                                                                  510,590
                                                             ------------

                ELECTRIC UTILITIES--0.7%
         16,200 Edison International........................      518,886
                                                             ------------

                ELECTRONIC EQUIPMENT & INSTRUMENTS--0.1%
          2,700 Jabil Circuit, Inc. (b).....................       69,066
                                                             ------------

                FOOD & STAPLES RETAILING--3.4%
         17,000 Costco Wholesale Corp.......................      822,970
         30,600 Wal-Mart Stores, Inc........................    1,616,292
                                                             ------------
                                                                2,439,262
                                                             ------------

                HEALTH CARE EQUIPMENT & SUPPLIES--3.7%
          4,600 Becton, Dickinson & Co......................      261,280
          2,800 Fisher Scientific International, Inc. (b)...      174,664
         16,700 Medtronic, Inc..............................      829,489
            800 Respironics, Inc. (b).......................       43,488
         16,400 St. Jude Medical, Inc. (b)..................      687,652
          6,900 Varian Medical Systems, Inc. (b)............      298,356
          4,800 Zimmer Holdings, Inc. (b)...................      384,576
                                                             ------------
                                                                2,679,505
                                                             ------------

                HEALTH CARE PROVIDERS & SERVICES--5.5%
          8,100 Caremark Rx, Inc. (b).......................      319,383
          3,100 Community Health Systems, Inc. (b)..........       86,428
          9,850 Coventry Health Care, Inc. (b)..............      522,838
          4,400 Express Scripts, Inc. (Class A) (b).........      336,336

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-164

METROPOLITAN SERIES FUND, INC.

 MET/PUTNAM VOYAGER PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

COMMON STOCKS--(CONTINUED)


                                                                  VALUE
      SHARES                                                     (NOTE 1)
     ----------------------------------------------------------------------

              HEALTH CARE PROVIDERS & SERVICES--(CONTINUED)
        2,700 Manor Care, Inc................................. $     95,661
        8,100 Medco Health Solutions, Inc. (b)................      336,960
        3,900 PacifiCare Health Systems, Inc. (b).............      220,428
        2,500 Sierra Health Services, Inc. (b)................      137,775
       15,466 UnitedHealth Group, Inc.........................    1,361,472
        1,600 Universal Health Services, Inc. (Class B).......       71,200
        2,600 WellChoice, Inc. (b)............................      138,840
        2,700 WellPoint, Inc. (b).............................      310,500
                                                               ------------
                                                                  3,937,821
                                                               ------------

              HOTELS, RESTAURANTS & LEISURE--2.7%
        7,700 Darden Restaurants, Inc.........................      213,598
        5,800 Harrah's Entertainment, Inc.....................      387,962
        2,468 Las Vegas Sands Corp. (b).......................      118,464
        7,500 Royal Caribbean Cruises, Ltd....................      408,300
        7,700 Starbucks Corp. (b).............................      480,172
        7,400 Yum! Brands, Inc................................      349,132
                                                               ------------
                                                                  1,957,628
                                                               ------------

              HOUSEHOLD DURABLES--0.9%
          300 NVR, Inc. (b)...................................      230,820
          800 The Black & Decker Corp.........................       70,664
        5,500 Whirlpool Corp..................................      380,655
                                                               ------------
                                                                    682,139
                                                               ------------

              HOUSEHOLD PRODUCTS--0.8%
       10,000 The Procter & Gamble Co.........................      550,800
                                                               ------------

              IT SERVICES--1.0%
       10,800 Accenture, Ltd. (Class A) (b)...................      291,600
        3,600 Affiliated Computer Services, Inc. (Class A) (b)      216,684
        4,500 Fiserv, Inc. (b)................................      180,855
                                                               ------------
                                                                    689,139
                                                               ------------

              INDUSTRIAL CONGLOMERATES--1.0%
       19,200 General Electric Co.............................      700,800
                                                               ------------

              INSURANCE--1.0%
          700 Ambac Financial Group, Inc......................       57,491
        5,200 Fidelity National Financial, Inc................      237,484
        4,800 The Progressive Corp............................      407,232
                                                               ------------
                                                                    702,207
                                                               ------------

              INTERNET & CATALOG RETAIL--1.6%
       10,200 eBay, Inc. (b)..................................    1,186,056
                                                               ------------

              INTERNET SOFTWARE & SERVICES--0.8%
       15,300 Yahoo!, Inc. (b)................................      576,504
                                                               ------------

              INVESTMENT COMPANY--2.0%
        8,900 iShares Russell 2000 Index Fund.................    1,152,550
        2,360 SPDR Trust Series 1.............................      285,253
                                                               ------------
                                                                  1,437,803
                                                               ------------

                                                               VALUE
        SHARES                                                (NOTE 1)
       -----------------------------------------------------------------

                LEISURE EQUIPMENT & PRODUCTS--0.1%
            900 Polaris Industries, Inc.................... $     61,218
                                                            ------------

                MACHINERY--0.6%
          2,400 Danaher Corp...............................      137,784
          2,500 Illinois Tool Works, Inc...................      231,700
            800 ITT Industries, Inc........................       67,560
                                                            ------------
                                                                 437,044
                                                            ------------

                MEDIA--0.2%
          5,000 The Walt Disney Co.........................      139,000
                                                            ------------

                MULTILINE RETAIL--1.9%
          9,600 Kohl's Corp. (b)...........................      472,032
          6,500 Nordstrom, Inc.............................      303,745
         11,200 Target Corp................................      581,616
                                                            ------------
                                                               1,357,393
                                                            ------------

                OFFICE ELECTRONICS--0.5%
         21,900 Xerox Corp. (b)............................      372,519
                                                            ------------

                OIL & GAS--2.5%
         11,100 Amerada Hess Corp..........................      914,418
          4,600 Anadarko Petroleum Corp....................      298,126
          2,100 Apache Corp................................      106,197
         11,400 Valero Energy Corp.........................      517,560
                                                            ------------
                                                               1,836,301
                                                            ------------

                PERSONAL PRODUCTS--1.8%
         12,900 Avon Products, Inc.........................      499,230
          3,500 The Estee Lauder Cos., Inc. (Class A)......      160,195
         13,600 The Gillette Co............................      609,008
                                                            ------------
                                                               1,268,433
                                                            ------------

                PHARMACEUTICALS--11.2%
         29,600 Abbott Laboratories........................    1,380,840
         55,400 Johnson & Johnson..........................    3,513,468
         97,100 Pfizer, Inc................................    2,611,019
         12,800 Wyeth......................................      545,152
                                                            ------------
                                                               8,050,479
                                                            ------------

                ROAD & RAIL--0.3%
          5,300 J.B. Hunt Transport Services, Inc..........      237,705
                                                            ------------

                SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT--4.2%
          8,300 Advanced Micro Devices, Inc. (b)...........      182,766
          3,000 Applied Materials, Inc. (b)................       51,300
         17,777 Freescale Semiconductor, Inc. (Class B) (b)      326,386
         81,900 Intel Corp.................................    1,915,641
          2,100 Maxim Integrated Products, Inc.............       89,019
         17,000 Texas Instruments, Inc.....................      418,540
          1,200 Xilinx, Inc................................       35,580
                                                            ------------
                                                               3,019,232
                                                            ------------

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-165

METROPOLITAN SERIES FUND, INC.

 MET/PUTNAM VOYAGER PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

COMMON STOCKS--(CONTINUED)


                                                             VALUE
          SHARES                                            (NOTE 1)
          ------------------------------------------------------------

                  SOFTWARE--10.3%
           27,400 Adobe Systems, Inc..................... $  1,719,076
           15,600 Autodesk, Inc..........................      592,020
            5,800 Computer Associates International, Inc.      180,148
          112,400 Microsoft Corp.........................    3,002,204
           84,400 Oracle Corp. (b).......................    1,157,968
           30,900 Symantec Corp. (b).....................      795,984
                                                          ------------
                                                             7,447,400
                                                          ------------

                  SPECIALTY RETAIL--7.9%
            2,800 Abercrombie & Fitch Co. (Class A)......      131,460
           16,300 Best Buy Co., Inc......................      968,546
            1,500 Chico's FAS, Inc. (b)..................       68,295
            1,100 Claire's Stores, Inc...................       23,375
           17,200 Lowe's Cos., Inc.......................      990,548
           13,500 Michaels Stores, Inc...................      404,595
            1,500 RadioShack Corp........................       49,320
           26,700 Staples, Inc...........................      900,057
           47,200 The Home Depot, Inc....................    2,017,328
            4,800 TJX Cos., Inc..........................      120,624
            1,600 Williams-Sonoma, Inc. (b)..............       56,064
                                                          ------------
                                                             5,730,212
                                                          ------------

                  TEXTILES, APPAREL & LUXURY GOODS--1.7%
            2,800 Coach, Inc. (b)........................      157,920
            7,900 Liz Claiborne, Inc.....................      333,459
            5,300 NIKE, Inc. (Class B)...................      480,657
            3,700 The Timberland Co. (Class A) (b).......      231,879
                                                          ------------
                                                             1,203,915
                                                          ------------

                  THRIFTS & MORTGAGE FINANCE--1.4%
           14,200 Federal National Mortgage Association..    1,011,182
                                                          ------------

                  TOBACCO--0.9%
           10,800 Altria Group, Inc......................      659,880
                                                          ------------
                  Total Common Stocks
                   (Identified Cost $60,279,616).........   70,185,885
                                                          ------------

        SHORT TERM INVESTMENTS--2.4%
           FACE                                                VALUE
          AMOUNT                                              (NOTE 1)
        ----------------------------------------------------------------

                   COMMERCIAL PAPER--2.4%
        $1,708,000 State Street Boston Corp. 1.250%, 1/3/05 $  1,707,881
                                                            ------------
                   Total Short Term Investments
                    (Identified Cost $1,707,881)...........    1,707,881
                                                            ------------
                   Total Investments--99.8%
                    (Identified Cost $61,987,497) (a)......   71,893,766
                   Other assets less liabilities...........      164,125
                                                            ------------
                   TOTAL NET ASSETS--100%.................. $ 72,057,891
                                                            ============

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-166

METROPOLITAN SERIES FUND, INC.

 MET/PUTNAM VOYAGER PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2004

     ASSETS
       Investments at value.........................         $ 71,893,766
       Cash.........................................                1,064
       Receivable for:
        Securities sold.............................               31,027
        Fund shares sold............................              208,552
        Dividends and interest......................               45,929
                                                             ------------
         Total Assets...............................           72,180,338
     LIABILITIES
       Payable for:
        Fund shares redeemed........................ $30,221
       Accrued expenses:
        Management fees.............................  43,243
        Service and distribution fees...............   2,870
        Other expenses..............................  46,113
                                                     -------
         Total Liabilities..........................              122,447
                                                             ------------
     NET ASSETS.....................................         $ 72,057,891
                                                             ============
       Net assets consist of:
        Capital paid in.............................         $ 98,716,867
        Undistributed net investment income (loss)..              287,232
        Accumulated net realized gains (losses).....          (36,852,477)
        Unrealized appreciation (depreciation)
         on investments.............................            9,906,269
                                                             ------------
     NET ASSETS.....................................         $ 72,057,891
                                                             ============
     Computation of offering price:
     CLASS A
     Net asset value and redemption price per
      share ( $53,363,400 divided by
      11,269,038 shares outstanding)................         $       4.74
                                                             ============
     CLASS B
     Net asset value and redemption price per
      share ( $6,906,856 divided by
      1,466,585 shares outstanding).................         $       4.71
                                                             ============
     CLASS E
     Net asset value and redemption price per
      share ( $11,787,635 divided by
      2,500,175 shares outstanding).................         $       4.71
                                                             ============
     Identified cost of investments.................         $ 61,987,497
                                                             ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2004

       INVESTMENT INCOME
         Dividends...............................           $  980,413(a)
         Interest................................                9,855(b)
                                                            ----------
                                                               990,268
       EXPENSES
         Management fees......................... $541,520
         Service and distribution fees--Class B..    8,900
         Service and distribution fees--Class E..   17,113
         Directors' fees and expenses............   23,099
         Custodian...............................   89,252
         Audit and tax services..................   21,371
         Legal...................................    1,819
         Printing................................   19,725
         Insurance...............................    1,567
         Miscellaneous...........................    3,866
                                                  --------
         Total expenses before reductions........  728,232
         Expense reimbursements..................  (25,317)
         Expense reductions......................  (13,824)    689,091
                                                  --------  ----------
       NET INVESTMENT INCOME (LOSS)..............              301,177
                                                            ----------
       REALIZED AND UNREALIZED GAIN (LOSS)
       Realized gain (loss) on:
         Investments--net........................            1,923,646
                                                            ----------
       Unrealized appreciation (depreciation) on:
         Investments--net........................            1,097,442
                                                            ----------
         Net gain (loss).........................            3,021,088
                                                            ----------
       NET INCREASE (DECREASE) IN NET ASSETS
        FROM OPERATIONS..........................           $3,322,265
                                                            ==========

(a)Net of foreign taxes of $966.
(b)Includes income on securities loaned of $199.

                See accompanying notes to financial statements.

                                    MSF-167

METROPOLITAN SERIES FUND, INC.

 MET/PUTNAM VOYAGER PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                                      YEAR ENDED   YEAR ENDED
                                                                     DECEMBER 31, DECEMBER 31,
                                                                         2004         2003
                                                                     ------------ ------------
FROM OPERATIONS
  Net investment income (loss)...................................... $   301,177  $    51,934
  Net realized gain (loss)..........................................   1,923,646   (2,800,920)
  Unrealized appreciation (depreciation)............................   1,097,442   16,172,583
                                                                     -----------  -----------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................   3,322,265   13,423,597
                                                                     -----------  -----------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................     (59,610)           0
                                                                     -----------  -----------
  TOTAL DISTRIBUTIONS...............................................     (59,610)           0
                                                                     -----------  -----------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.   1,354,200    7,688,966
                                                                     -----------  -----------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................   4,616,855   21,112,563

NET ASSETS
  Beginning of the period...........................................  67,441,036   46,328,473
                                                                     -----------  -----------
  End of the period................................................. $72,057,891  $67,441,036
                                                                     ===========  ===========
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $   287,232  $    51,934
                                                                     ===========  ===========

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                      YEAR ENDED                YEAR ENDED
                                                                   DECEMBER 31, 2004         DECEMBER 31, 2003
                                                               ------------------------  ------------------------
                                                                 SHARES          $         SHARES          $
                                                               ----------  ------------  ----------  ------------
CLASS A
  Sales.......................................................  1,874,770  $  8,484,779   6,152,945  $ 24,034,542
  Reinvestments...............................................     12,931        59,610           0             0
  Redemptions................................................. (2,707,052)  (12,198,225) (5,729,150)  (22,707,536)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................   (819,351) $ (3,653,836)    423,795  $  1,327,006
                                                               ==========  ============  ==========  ============
CLASS B
  Sales.......................................................  1,323,577  $  5,882,565     401,795  $  1,696,091
  Redemptions.................................................   (217,876)     (972,004)    (41,139)     (175,038)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................  1,105,701  $  4,910,561     360,656  $  1,521,053
                                                               ==========  ============  ==========  ============
CLASS E
  Sales.......................................................    656,943  $  2,959,394   1,843,569  $  7,284,870
  Redemptions.................................................   (635,446)   (2,861,919)   (611,249)   (2,443,963)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................     21,497  $     97,475   1,232,320  $  4,840,907
                                                               ==========  ============  ==========  ============
  Increase (decrease) derived from capital share transactions.    307,847  $  1,354,200   2,016,771  $  7,688,966
                                                               ==========  ============  ==========  ============

                See accompanying notes to financial statements.

                                    MSF-168

METROPOLITAN SERIES FUND, INC.

 MET/PUTNAM VOYAGER PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                                                            CLASS A
                                                                       ---------------------------------------------
                                                                                                          MAY 1, 2000(A)
                                                                            YEAR ENDED DECEMBER 31,          THROUGH
                                                                       ---------------------------------   DECEMBER 31,
                                                                         2004    2003     2002     2001        2000
                                                                       -------  ------- -------  -------  --------------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $  4.52  $  3.59 $  5.05  $  7.29     $ 10.00
                                                                       -------  ------- -------  -------     -------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income (loss).........................................    0.02     0.00    0.00    (0.01)      (0.01)
 Net realized and unrealized gain (loss) on investments...............    0.21     0.93   (1.46)   (2.23)      (2.70)
                                                                       -------  ------- -------  -------     -------
 Total from investment operations.....................................    0.23     0.93   (1.46)   (2.24)      (2.71)
                                                                       -------  ------- -------  -------     -------
LESS DISTRIBUTIONS
 Distributions from net investment income.............................   (0.01)    0.00    0.00     0.00        0.00
                                                                       -------  ------- -------  -------     -------
 Total distributions..................................................   (0.01)    0.00    0.00     0.00        0.00
                                                                       -------  ------- -------  -------     -------
NET ASSET VALUE, END OF PERIOD........................................ $  4.74  $  4.52 $  3.59  $  5.05     $  7.29
                                                                       =======  ======= =======  =======     =======
TOTAL RETURN (%)......................................................     5.0     25.9   (28.9)   (30.8)      (27.1)(b)
Ratio of operating expenses to average net assets before expense
 reductions (%).......................................................    1.00     1.00    1.00     1.00        1.00 (c)
Ratio of operating expenses to average net assets after expense
 reductions (%) (d)...................................................    0.98     0.93      --       --          --
Ratio of net investment income (loss) to average net assets (%).......    0.46     0.12    0.00    (0.25)      (0.23)(c)
Portfolio turnover rate (%)...........................................      67       90      60       77          70 (c)
Net assets, end of period (000)....................................... $53,363  $54,654 $41,866  $54,626     $36,932
The ratios of operating expenses to average net assets without giving
 effect to the contractual expense agreement would have been (%)......    1.04     1.07    1.07     1.12        1.39 (c)

                                                                       CLASS B                                     CLASS E
                                                            ----------------------------------     ------------------------
                                                                                    MAY 1, 2002(A)
                                                            YEAR ENDED DECEMBER 31,    THROUGH     YEAR ENDED DECEMBER 31,
                                                            ----------------------   DECEMBER 31,  -----------------------
                                                             2004        2003            2002       2004     2003    2002
                                                              ------      ------    -------------- ------- -------  ------
NET ASSET VALUE, BEGINNING OF PERIOD....................... $ 4.50      $ 3.57          $ 4.39     $  4.50 $  3.58  $ 5.04
                                                              ------      ------        ------     ------- -------  ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss).............................   0.01        0.00            0.00        0.02    0.00    0.00
  Net realized and unrealized gain (loss) on investments...   0.20        0.93           (0.82)       0.19    0.92   (1.46)
                                                              ------      ------        ------     ------- -------  ------
  Total from investment operations.........................   0.21        0.93           (0.82)       0.21    0.92   (1.46)
                                                              ------      ------        ------     ------- -------  ------
NET ASSET VALUE, END OF PERIOD............................. $ 4.71      $ 4.50          $ 3.57     $  4.71 $  4.50  $ 3.58
                                                              ======      ======        ======     ======= =======  ======
TOTAL RETURN (%)...........................................    4.7        26.1           (18.7)(b)     4.7    25.7   (29.0)
  Ratio of operating expenses to average net assets before
   expense reductions (%)..................................   1.25        1.25            1.25 (c)    1.15    1.15    1.15
  Ratio of operating expenses to average net assets after
   expense reductions (%) (d)..............................   1.23        1.18              --        1.13    1.08      --
  Ratio of net investment income (loss) to
   average net assets (%)..................................   0.55       (0.15)          (0.25)(c)    0.33   (0.04)  (0.06)
  Portfolio turnover rate (%)..............................     67          90              60 (c)      67      90      60
  Net assets, end of period (000).......................... $6,907      $1,625          $  0.8     $11,788 $11,162  $4,462
  The ratios of operating expenses to average net assets
   without giving effect to the contractual expense
   agreement would have been (%)...........................   1.29        1.32            1.32 (c)    1.19    1.22    1.22

                                                            -----------
                                                            MAY 1, 2001(A)
                                                               THROUGH
                                                             DECEMBER 31,
                                                                 2001
                                                            --------------
NET ASSET VALUE, BEGINNING OF PERIOD.......................     $ 6.14
                                                                ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss).............................      (0.01)
  Net realized and unrealized gain (loss) on investments...      (1.09)
                                                                ------
  Total from investment operations.........................      (1.10)
                                                                ------
NET ASSET VALUE, END OF PERIOD.............................     $ 5.04
                                                                ======
TOTAL RETURN (%)...........................................      (17.9)(b)
  Ratio of operating expenses to average net assets before
   expense reductions (%)..................................       1.15 (c)
  Ratio of operating expenses to average net assets after
   expense reductions (%) (d)..............................         --
  Ratio of net investment income (loss) to
   average net assets (%)..................................      (0.35)(c)
  Portfolio turnover rate (%)..............................         77
  Net assets, end of period (000)..........................     $1,036
  The ratios of operating expenses to average net assets
   without giving effect to the contractual expense
   agreement would have been (%)...........................       1.27 (c)

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.
(d)The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                See accompanying notes to financial statements.

                                    MSF-169

METROPOLITAN SERIES FUND, INC.

 METLIFE STOCK INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

COMMON STOCKS--97.8% OF TOTAL NET ASSETS

                                                              VALUE
         SHARES                                              (NOTE 1)
       ------------------------------------------------------------------

                  AEROSPACE & DEFENSE--2.0%
           84,875 General Dynamics Corp.................. $     8,877,925
           50,399 Goodrich Corp..........................       1,645,023
          364,506 Honeywell International, Inc...........      12,907,158
           48,800 L-3 Communications Holdings, Inc.......       3,574,112
          187,589 Lockheed Martin Corp...................      10,420,569
          156,039 Northrop Grumman Corp..................       8,482,280
          191,565 Raytheon Co............................       7,438,469
           74,810 Rockwell Collins, Inc..................       2,950,506
          355,789 The Boeing Co..........................      18,419,197
          216,561 United Technologies Corp...............      22,381,579
                                                          ---------------
                                                               97,096,818
                                                          ---------------

                  AIR FREIGHT & LOGISTICS--1.1%
          127,371 FedEx Corp.............................      12,544,770
           27,246 Ryder System, Inc......................       1,301,541
          474,949 United Parcel Service, Inc. (Class B)..      40,589,142
                                                          ---------------
                                                               54,435,453
                                                          ---------------

                  AIRLINES--0.1%
           54,839 Delta Air Lines, Inc. (b) (c)..........         410,196
          330,357 Southwest Airlines Co..................       5,378,212
                                                          ---------------
                                                                5,788,408
                                                          ---------------

                  AUTO COMPONENTS--0.2%
           31,726 Cooper Tire & Rubber Co................         683,695
           63,469 Dana Corp..............................       1,099,918
          237,811 Delphi Corp............................       2,145,055
           80,662 Johnson Controls, Inc..................       5,117,197
           74,316 The Goodyear Tire & Rubber Co. (b) (c).       1,089,473
           54,892 Visteon Corp. (c)......................         536,295
                                                          ---------------
                                                               10,671,633
                                                          ---------------

                  AUTOMOBILES--0.6%
          775,343 Ford Motor Co..........................      11,351,021
          239,352 General Motors Corp. (c)...............       9,588,441
          124,501 Harley-Davidson, Inc...................       7,563,436
                                                          ---------------
                                                               28,502,898
                                                          ---------------

                  BEVERAGES--2.2%
           15,860 Adolph Coors Co. (Class B).............       1,200,126
          334,801 Anheuser-Busch Cos., Inc...............      16,984,455
           51,602 Brown-Forman Corp. (Class B)...........       2,511,985
          198,840 Coca-Cola Enterprises, Inc.............       4,145,814
          713,818 PepsiCo, Inc...........................      37,261,300
        1,025,264 The Coca-Cola Co.......................      42,681,740
          105,976 The Pepsi Bottling Group, Inc..........       2,865,591
                                                          ---------------
                                                              107,651,011
                                                          ---------------

                  BIOTECHNOLOGY--1.3%
          538,235 Amgen, Inc. (b)........................      34,527,775
           83,068 Applera Corp.--Applied Biosystems Group       1,736,952
          141,347 Biogen Idec, Inc. (b)..................       9,415,124
           79,176 Chiron Corp. (b) (c)...................       2,638,936

                                                               VALUE
        SHARES                                                (NOTE 1)
      --------------------------------------------------------------------

                 BIOTECHNOLOGY--(CONTINUED)
         105,026 Genzyme Corp. (b)........................ $     6,098,860
         183,453 Gilead Sciences, Inc. (b)................       6,419,020
         105,399 MedImmune, Inc. (b)......................       2,857,367
                                                           ---------------
                                                                63,694,034
                                                           ---------------

                 BUILDING PRODUCTS--0.2%
          90,898 American Standard Cos., Inc. (b).........       3,755,905
         189,845 Masco Corp...............................       6,935,038
                                                           ---------------
                                                                10,690,943
                                                           ---------------

                 CAPITAL MARKETS--2.8%
         157,600 E*TRADE Financial Corp. (b)..............       2,356,120
          45,535 Federated Investors, Inc. (Class B)......       1,384,264
         105,680 Franklin Resources, Inc..................       7,360,612
         100,129 Janus Capital Group, Inc.................       1,683,169
         114,169 Lehman Brothers Holdings, Inc............       9,987,504
         179,484 Mellon Financial Corp....................       5,583,747
         394,697 Merrill Lynch & Co., Inc.................      23,591,040
         463,838 Morgan Stanley...........................      25,752,286
          92,893 Northern Trust Corp......................       4,512,742
         141,287 State Street Corp........................       6,940,017
          54,304 T. Rowe Price Group, Inc.................       3,377,709
         329,221 The Bank of New York Co., Inc............      11,002,566
          43,752 The Bear Stearns Cos., Inc...............       4,476,267
         570,796 The Charles Schwab Corp..................       6,826,720
         205,180 The Goldman Sachs Group, Inc.............      21,346,927
                                                           ---------------
                                                               136,181,690
                                                           ---------------

                 CHEMICALS--1.6%
          96,325 Air Products & Chemicals, Inc............       5,583,960
         420,877 E. I. du Pont de Nemours & Co............      20,644,017
          33,024 Eastman Chemical Co......................       1,906,476
         109,206 Ecolab, Inc..............................       3,836,407
          51,827 Engelhard Corp...........................       1,589,534
          21,638 Great Lakes Chemical Corp. (c)...........         616,467
          47,437 Hercules, Inc. (b).......................         704,439
          39,935 International Flavours & Fragrances, Inc.       1,710,815
         112,040 Monsanto Co..............................       6,223,822
          72,842 PPG Industries, Inc......................       4,964,911
         137,606 Praxair, Inc.............................       6,075,305
          95,280 Rohm & Haas Co...........................       4,214,234
          29,257 Sigma-Aldrich Corp.......................       1,768,878
         399,595 The Dow Chemical Co......................      19,783,949
                                                           ---------------
                                                                79,623,214
                                                           ---------------

                 COMMERCIAL BANKS--5.8%
         150,479 AmSouth Bancorp..........................       3,897,406
       1,711,648 Bank of America Corp.....................      80,430,340
         234,072 BB&T Corp................................       9,842,728
          72,277 Comerica, Inc............................       4,410,343
          51,975 Compass Bancshares, Inc..................       2,529,623
         237,855 Fifth Third Bancorp......................      11,245,784
          52,177 First Horizon National Corp..............       2,249,351
          97,933 Huntington Bancshares, Inc...............       2,426,780

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-170

METROPOLITAN SERIES FUND, INC.

 METLIFE STOCK INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

COMMON STOCKS--(CONTINUED)


                                                               VALUE
        SHARES                                                (NOTE 1)
      --------------------------------------------------------------------

                 COMMERCIAL BANKS--(CONTINUED)
         172,309 KeyCorp.................................. $     5,841,275
          49,216 M&T Bank Corp............................       5,307,453
          94,682 Marshall & Ilsley Corp...................       4,184,944
         287,115 National City Corp.......................      10,781,168
         199,441 North Fork Bancorp., Inc.................       5,753,873
         119,771 PNC Financial Services Group, Inc. (c)...       6,879,646
         196,960 Regions Financial Corp...................       7,009,806
         157,120 SunTrust Banks, Inc......................      11,608,026
         131,218 Synovus Financial Corp...................       3,750,210
         791,230 U.S. Bancorp.............................      24,781,324
         679,561 Wachovia Corp............................      35,744,909
         716,949 Wells Fargo & Co.........................      44,558,380
          37,996 Zions Bancorp............................       2,584,868
                                                           ---------------
                                                               285,818,237
                                                           ---------------

                 COMMERCIAL SERVICES & SUPPLIES--1.0%
         134,861 Allied Waste Industries, Inc. (b)........       1,251,510
          78,497 Apollo Group, Inc. (Class A) (b).........       6,335,493
          46,809 Avery Dennison Corp......................       2,807,136
         446,152 Cendant Corp.............................      10,431,034
          72,739 Cintas Corp..............................       3,190,332
          57,245 Equifax, Inc.............................       1,608,584
          69,801 H&R Block, Inc...........................       3,420,249
          50,464 Monster Worldwide, Inc. (b)..............       1,697,609
          97,728 Pitney Bowes, Inc........................       4,522,852
          93,058 R.R. Donnelley & Sons Co.................       3,284,017
          73,472 Robert Half International, Inc...........       2,162,281
         242,447 Waste Management, Inc....................       7,258,863
                                                           ---------------
                                                                47,969,960
                                                           ---------------

                 COMMUNICATIONS EQUIPMENT--2.6%
         342,768 ADC Telecommunications, Inc. (b) (c).....         918,618
          68,140 Andrew Corp. (b).........................         928,748
         193,997 Avaya, Inc. (b)..........................       3,336,748
         242,290 CIENA Corp. (b)..........................         809,249
       2,790,359 Cisco Systems, Inc. (b)..................      53,853,929
          83,758 Comverse Technology, Inc. (b)............       2,047,883
         594,214 Corning, Inc. (b)........................       6,993,899
         611,801 JDS Uniphase Corp. (b) (c)...............       1,939,409
       1,873,295 Lucent Technologies, Inc. (b) (c)........       7,043,589
       1,031,622 Motorola, Inc............................      17,743,898
         694,580 QUALCOMM, Inc............................      29,450,192
          64,969 Scientific-Atlanta, Inc..................       2,144,627
         195,727 Tellabs, Inc. (b)........................       1,681,295
                                                           ---------------
                                                               128,892,084
                                                           ---------------

                 COMPUTERS & PERIPHERALS--3.8%
         170,377 Apple Computer, Inc. (b).................      10,972,279
       1,052,753 Dell, Inc. (b)...........................      44,363,011
       1,015,450 EMC Corp. (b)............................      15,099,742
         158,241 Gateway, Inc. (b) (c)....................         951,028
       1,279,717 Hewlett-Packard Co.......................      26,835,665
         705,435 International Business Machines Corp.....      69,541,782
          54,703 Lexmark International, Inc. (Class A) (b)       4,649,755

                                                                VALUE
      SHARES                                                   (NOTE 1)
    -----------------------------------------------------------------------

               COMPUTERS & PERIPHERALS--(CONTINUED)
        39,495 NCR Corp. (b)............................... $     2,734,239
       152,028 Network Appliance, Inc. (b).................       5,050,370
        39,212 QLogic Corp. (b)............................       1,440,257
     1,425,141 Sun Microsystems, Inc. (b)..................       7,667,259
                                                            ---------------
                                                                189,305,387
                                                            ---------------

               CONSTRUCTION & ENGINEERING--0.0%
        35,510 Fluor Corp. (c).............................       1,935,650
                                                            ---------------

               CONSTRUCTION MATERIALS--0.1%
        43,397 Vulcan Materials Co. (c)....................       2,369,910
                                                            ---------------

               CONSUMER FINANCE--1.3%
       531,901 American Express Co.........................      29,983,259
       102,854 Capital One Financial Corp..................       8,661,335
       541,430 MBNA Corp...................................      15,262,912
       124,210 Providian Financial Corp. (b) (c)...........       2,045,739
       182,145 SLM Corp....................................       9,724,722
                                                            ---------------
                                                                 65,677,967
                                                            ---------------

               CONTAINERS & PACKAGING--0.2%
        47,718 Ball Corp...................................       2,098,638
        45,317 Bemis Co., Inc..............................       1,318,272
        62,898 Pactiv Corp. (b)............................       1,590,690
        35,411 Sealed Air Corp. (b)........................       1,886,344
        23,728 Temple-Inland, Inc..........................       1,622,995
                                                            ---------------
                                                                  8,516,939
                                                            ---------------

               DISTRIBUTORS--0.1%
        74,002 Genuine Parts Co. (c).......................       3,260,528
                                                            ---------------

               DIVERSIFIED FINANCIAL SERVICES--3.6%
        89,067 CIT Group, Inc..............................       4,081,050
     2,199,218 Citigroup, Inc..............................     105,958,323
     1,509,635 JPMorgan Chase & Co.........................      58,890,862
        62,675 Moody's Corp................................       5,443,324
       130,078 Principal Financial Group, Inc. (c).........       5,325,393
                                                            ---------------
                                                                179,698,952
                                                            ---------------

               DIVERSIFIED TELECOMMUNICATION SERVICES--2.9%
       128,721 ALLTEL Corp.................................       7,563,646
       337,258 AT&T Corp...................................       6,428,137
       776,230 BellSouth Corp..............................      21,571,432
        57,026 CenturyTel, Inc.............................       2,022,712
       142,151 Citizens Communications Co..................       1,960,262
       769,511 Qwest Communications International, Inc. (b)       3,416,629
     1,404,945 SBC Communications, Inc.....................      36,205,433
       623,340 Sprint Corp.................................      15,489,999
     1,173,378 Verizon Communications, Inc.................      47,533,543
                                                            ---------------
                                                                142,191,793
                                                            ---------------

               ELECTRIC UTILITIES--1.9%
        58,164 Allegheny Energy, Inc. (b) (c)..............       1,146,412
        82,548 Ameren Corp.................................       4,138,957

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-171

METROPOLITAN SERIES FUND, INC.

 METLIFE STOCK INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

COMMON STOCKS--(CONTINUED)


                                                           VALUE
            SHARES                                        (NOTE 1)
          ------------------------------------------------------------

                     ELECTRIC UTILITIES--(CONTINUED)
             167,685 American Electric Power Co., Inc. $     5,758,303
             130,442 CenterPoint Energy, Inc. (c).....       1,473,995
              76,805 Cinergy Corp.....................       3,197,392
             102,557 Consolidated Edison, Inc.........       4,486,869
              73,717 DTE Energy Co....................       3,179,414
             138,066 Edison International.............       4,422,254
              94,730 Entergy Corp.....................       6,402,801
             280,763 Exelon Corp......................      12,373,225
             139,772 FirstEnergy Corp.................       5,522,392
              78,646 FPL Group, Inc...................       5,878,788
             170,830 PG&E Corp. (b)...................       5,685,222
              38,814 Pinnacle West Capital Corp.......       1,723,730
              80,109 PPL Corp.........................       4,268,208
             104,690 Progress Energy, Inc.............       4,736,176
              84,613 TECO Energy, Inc. (c)............       1,297,963
             313,451 The Southern Co..................      10,506,877
             101,797 TXU Corp.........................       6,572,014
             169,648 Xcel Energy, Inc. (c)............       3,087,594
                                                       ---------------
                                                            95,858,586
                                                       ---------------

                     ELECTRICAL EQUIPMENT--0.4%
              81,051 American Power Conversion Corp...       1,734,491
              38,891 Cooper Industries, Ltd. (Class A)       2,640,310
             177,864 Emerson Electric Co..............      12,468,267
              35,533 Power-One, Inc. (b) (c)..........         316,954
              78,053 Rockwell Automation, Inc.........       3,867,526
                                                       ---------------
                                                            21,027,548
                                                       ---------------

                     ELECTRONIC EQUIPMENT & INSTRUMENTS--0.3%
             205,781 Agilent Technologies, Inc. (b)...       4,959,322
              85,375 Jabil Circuit, Inc. (b)..........       2,183,892
              79,844 Molex, Inc.......................       2,395,320
             220,842 Sanmina-SCI Corp. (b) (c)........       1,870,532
             411,416 Solectron Corp. (b)..............       2,192,847
             101,974 Symbol Technologies, Inc.........       1,764,150
              38,141 Tektronix, Inc...................       1,152,240
                                                       ---------------
                                                            16,518,303
                                                       ---------------

                     ENERGY EQUIPMENT & SERVICES--0.9%
             142,159 Baker Hughes, Inc................       6,065,924
              68,441 BJ Services Co...................       3,185,244
             187,292 Halliburton Co...................       7,349,338
              63,357 Nabors Industries, Ltd. (b)......       3,249,581
              57,363 Noble Corp. (b)..................       2,853,236
              45,442 Rowan Cos., Inc. (b).............       1,176,948
             249,487 Schlumberger, Ltd................      16,703,155
             136,268 Transocean, Inc. (b).............       5,776,400
                                                       ---------------
                                                            46,359,826
                                                       ---------------

                     FOOD & STAPLES RETAILING--3.1%
             155,968 Albertson's, Inc. (c)............       3,724,516
             198,775 Costco Wholesale Corp............       9,622,698
             169,532 CVS Corp.........................       7,640,807
             189,633 Safeway, Inc. (b)................       3,743,355

                                                               VALUE
        SHARES                                                (NOTE 1)
      --------------------------------------------------------------------

                 FOOD & STAPLES RETAILING--(CONTINUED)
          56,890 Supervalu, Inc........................... $     1,963,843
         271,120 Sysco Corp...............................      10,348,650
         313,204 The Kroger Co. (b).......................       5,493,598
       1,794,574 Wal-Mart Stores, Inc.....................      94,789,399
         433,076 Walgreen Co. (c).........................      16,617,126
                                                           ---------------
                                                               153,943,992
                                                           ---------------

                 FOOD PRODUCTS--1.3%
         277,357 Archer-Daniels-Midland Co................       6,187,835
         174,361 Campbell Soup Co.........................       5,211,650
         217,938 ConAgra Foods, Inc.......................       6,418,274
         154,400 General Mills, Inc.......................       7,675,224
         148,032 H.J. Heinz Co............................       5,771,768
         104,281 Hershey Foods Corp.......................       5,791,767
         174,976 Kellogg Co...............................       7,814,428
          57,935 McCormick & Co., Inc.....................       2,236,291
         332,573 Sara Lee Corp............................       8,028,312
          95,108 Wm. Wrigley Jr., Co. (c).................       6,580,522
                                                           ---------------
                                                                61,716,071
                                                           ---------------

                 GAS UTILITIES--0.1%
          68,055 KeySpan Corp.............................       2,684,770
          18,681 Nicor, Inc. (c)..........................         690,076
         114,580 NiSource, Inc............................       2,610,132
          15,947 Peoples Energy Corp......................         700,871
                                                           ---------------
                                                                 6,685,849
                                                           ---------------

                 HEALTH CARE EQUIPMENT & SUPPLIES--2.2%
          22,659 Bausch & Lomb, Inc. (c)..................       1,460,599
         261,227 Baxter International, Inc................       9,022,781
         107,333 Becton, Dickinson & Co...................       6,096,514
         107,272 Biomet, Inc..............................       4,654,532
         357,857 Boston Scientific Corp. (b)..............      12,721,816
          44,347 C.R. Bard, Inc...........................       2,837,321
          49,702 Fisher Scientific International, Inc. (b)       3,100,411
         134,996 Guidant Corp.............................       9,733,212
          66,147 Hospira, Inc. (b)........................       2,215,925
         512,211 Medtronic, Inc...........................      25,441,520
          21,074 Millipore Corp. (b)......................       1,049,696
          54,283 PerkinElmer, Inc.........................       1,220,825
         151,512 St. Jude Medical, Inc. (b)...............       6,352,898
         170,362 Stryker Corp.............................       8,219,966
          67,781 Thermo Electron Corp. (b)................       2,046,308
          51,207 Waters Corp. (b).........................       2,395,976
         103,951 Zimmer Holdings, Inc. (b)................       8,328,554
                                                           ---------------
                                                               106,898,854
                                                           ---------------

                 HEALTH CARE PROVIDERS & SERVICES--2.2%
          62,570 Aetna, Inc...............................       7,805,607
          44,545 AmerisourceBergen Corp...................       2,613,901
         183,097 Cardinal Health, Inc.....................      10,647,091
         192,630 Caremark Rx, Inc. (b)....................       7,595,401
          56,891 CIGNA Corp. (c)..........................       4,640,599
          32,199 Express Scripts, Inc. (Class A) (b) (c)..       2,461,292

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-172

METROPOLITAN SERIES FUND, INC.

 METLIFE STOCK INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

COMMON STOCKS--(CONTINUED)


                                                                  VALUE
    SHARES                                                       (NOTE 1)
  ---------------------------------------------------------------------------

             HEALTH CARE PROVIDERS & SERVICES--(CONTINUED)
     178,497 HCA, Inc. (c)................................... $     7,132,740
     103,145 Health Management Associates, Inc.
              (Class A) (c)..................................       2,343,454
      67,551 Humana, Inc. (b)................................       2,005,589
      98,293 IMS Health, Inc.................................       2,281,381
      58,620 Laboratory Corp. of America Holdings (b) (c)....       2,920,448
      36,629 Manor Care, Inc.................................       1,297,765
     124,550 McKesson Corp...................................       3,918,343
     115,473 Medco Health Solutions, Inc. (b)................       4,803,677
      42,885 Quest Diagnostics, Inc..........................       4,097,662
     197,755 Tenet Healthcare Corp. (b)......................       2,171,350
     276,983 UnitedHealth Group, Inc.........................      24,382,813
     125,078 WellPoint, Inc. (b).............................      14,383,970
                                                              ---------------
                                                                  107,503,083
                                                              ---------------

             HOTELS, RESTAURANTS & LEISURE--1.5%
     268,357 Carnival Corp...................................      15,465,414
      66,622 Darden Restaurants, Inc.........................       1,848,094
      47,490 Harrah's Entertainment, Inc.....................       3,176,606
     163,571 Hilton Hotels Corp..............................       3,719,605
     146,043 International Game Technology...................       5,020,959
      94,758 Marriott International, Inc. (Class A)..........       5,967,859
     532,755 McDonald's Corp.................................      17,080,125
     169,495 Starbucks Corp. (b) (c).........................      10,569,708
      87,837 Starwood Hotels & Resorts Worldwide, Inc.
              (Class B)......................................       5,129,681
      48,301 Wendy's International, Inc......................       1,896,297
     124,133 Yum! Brands, Inc................................       5,856,595
                                                              ---------------
                                                                   75,730,943
                                                              ---------------

             HOUSEHOLD DURABLES--0.5%
      52,671 Centex Corp.....................................       3,138,138
      61,087 Fortune Brands, Inc.............................       4,714,695
      19,629 KB HOME.........................................       2,049,268
      80,896 Leggett & Platt, Inc............................       2,299,873
      33,546 Maytag Corp. (c)................................         707,821
     116,449 Newell Rubbermaid, Inc. (c).....................       2,816,901
      54,053 Pulte Homes, Inc................................       3,448,581
      24,383 Snap-On, Inc....................................         837,800
      34,215 The Black & Decker Corp.........................       3,022,211
      34,859 The Stanley Works...............................       1,707,743
      28,149 Whirlpool Corp..................................       1,948,192
                                                              ---------------
                                                                   26,691,223
                                                              ---------------

             HOUSEHOLD PRODUCTS--1.8%
     224,715 Colgate-Palmolive Co............................      11,496,419
     206,680 Kimberly-Clark Corp.............................      13,601,611
      64,408 The Clorox Co...................................       3,795,564
   1,074,949 The Procter & Gamble Co.........................      59,208,191
                                                              ---------------
                                                                   88,101,785
                                                              ---------------

             IT SERVICES--1.1%
      54,471 Affiliated Computer Services, Inc. (Class A) (b)       3,278,609
     246,857 Automatic Data Processing, Inc..................      10,948,108

                                                              VALUE
         SHARES                                              (NOTE 1)
       ------------------------------------------------------------------

                  IT SERVICES--(CONTINUED)
           80,214 Computer Sciences Corp. (b)............ $     4,521,663
           60,005 Convergys Corp. (b)....................         899,475
          217,725 Electronic Data Systems Corp. (c)......       5,029,448
          351,657 First Data Corp........................      14,959,489
           82,884 Fiserv, Inc. (b).......................       3,331,108
          160,265 Paychex, Inc...........................       5,461,831
           57,411 Sabre Holdings Corp. (Class A).........       1,272,228
          122,412 SunGard Data Systems, Inc. (b).........       3,467,932
          142,324 Unisys Corp. (b).......................       1,448,858
                                                          ---------------
                                                               54,618,749
                                                          ---------------

                  INDUSTRIAL CONGLOMERATES--4.6%
          329,913 3M Co..................................      27,075,960
        4,480,064 General Electric Co....................     163,522,336
           58,276 Textron, Inc...........................       4,300,769
          852,440 Tyco International, Ltd................      30,466,205
                                                          ---------------
                                                              225,365,270
                                                          ---------------

                  INSURANCE--4.1%
          120,432 ACE, Ltd...............................       5,148,468
          214,417 AFLAC, Inc.............................       8,542,373
           46,050 Ambac Financial Group, Inc.............       3,782,086
        1,103,717 American International Group, Inc......      72,481,095
          134,101 Aon Corp. (c)..........................       3,199,650
           71,212 Cincinnati Financial Corp..............       3,151,843
          124,464 Hartford Financial Services Group, Inc.       8,626,600
           57,853 Jefferson-Pilot Corp...................       3,006,042
           73,988 Lincoln National Corp..................       3,453,760
           78,608 Loews Corp.............................       5,526,142
          223,291 Marsh & McLennan Cos., Inc.............       7,346,274
           59,634 MBIA, Inc..............................       3,773,640
          315,421 MetLife, Inc...........................      12,777,705
          217,390 Prudential Financial, Inc..............      11,947,754
           53,746 Safeco Corp............................       2,807,691
          290,790 The Allstate Corp......................      15,039,659
           81,183 The Chubb Corp.........................       6,242,973
           84,839 The Progressive Corp...................       7,197,741
          283,692 The St. Paul Travelers Cos., Inc.......      10,516,462
           45,812 Torchmark, Inc.........................       2,617,698
          125,641 UnumProvident Corp. (c)................       2,254,000
           58,757 XL Capital, Ltd. (Class A).............       4,562,481
                                                          ---------------
                                                              204,002,137
                                                          ---------------

                  INTERNET & CATALOG RETAIL--0.7%
          280,915 eBay, Inc. (b).........................      32,664,796
                                                          ---------------

                  INTERNET SOFTWARE & SERVICES--0.4%
          582,595 Yahoo!, Inc. (b).......................      21,952,180
                                                          ---------------

                  INVESTMENT COMPANY--1.0%
          389,900 SPDR Trust Series 1....................      47,127,213
                                                          ---------------

                  LEISURE EQUIPMENT & PRODUCTS--0.2%
           40,766 Brunswick Corp.........................       2,017,917
          121,484 Eastman Kodak Co. (c)..................       3,917,859

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-173

METROPOLITAN SERIES FUND, INC.

 METLIFE STOCK INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

COMMON STOCKS--(CONTINUED)


                                                                VALUE
      SHARES                                                   (NOTE 1)
    -----------------------------------------------------------------------

               LEISURE EQUIPMENT & PRODUCTS--(CONTINUED)
        75,013 Hasbro, Inc. (c)............................ $     1,453,752
       175,847 Mattel, Inc.................................       3,427,258
                                                            ---------------
                                                                 10,816,786
                                                            ---------------

               MACHINERY--1.5%
       144,603 Caterpillar, Inc............................      14,100,239
        19,289 Cummins, Inc. (c)...........................       1,616,225
       130,780 Danaher Corp................................       7,508,080
       105,158 Deere & Co..................................       7,823,755
        86,178 Dover Corp..................................       3,614,305
        64,370 Eaton Corp..................................       4,657,813
       125,302 Illinois Tool Works, Inc....................      11,612,989
        72,978 Ingersoll-Rand Co., Ltd. (Class A)..........       5,860,134
        39,122 ITT Industries, Inc.........................       3,303,853
        29,590 Navistar International Corp. (b) (c)........       1,301,368
        73,617 PACCAR, Inc.................................       5,924,696
        52,546 Pall Corp...................................       1,521,207
        50,629 Parker Hannifin Corp........................       3,834,641
                                                            ---------------
                                                                 72,679,305
                                                            ---------------

               MEDIA--3.9%
       243,044 Clear Channel Communications, Inc...........       8,139,543
       940,704 Comcast Corp. (Class A) (b).................      31,306,629
        34,724 Dow Jones & Co., Inc........................       1,495,215
       108,166 Gannett Co., Inc............................       8,837,162
        32,633 Knight-Ridder, Inc. (c).....................       2,184,453
        21,188 Meredith Corp...............................       1,148,390
        61,476 New York Times Co. (Class A) (c)............       2,508,221
     1,107,163 News Corp. (Class A)........................      20,659,662
        78,959 Omnicom Group, Inc..........................       6,657,823
       179,204 The Interpublic Group of Cos., Inc. (b).....       2,401,334
        80,473 The McGraw-Hill Cos., Inc...................       7,366,498
       865,865 The Walt Disney Co..........................      24,071,047
     1,940,986 Time Warner, Inc. (b).......................      37,732,768
       134,633 Tribune Co..................................       5,673,435
       136,962 Univision Communications, Inc. (Class A) (b)       4,008,878
       722,526 Viacom, Inc. (Class B)......................      26,292,721
                                                            ---------------
                                                                190,483,779
                                                            ---------------

               METALS & MINING--0.7%
       368,876 Alcoa, Inc..................................      11,590,084
        40,454 Allegheny Technologies, Inc.................         876,638
        75,654 Freeport-McMoRan Copper & Gold, Inc.
                (Class B)..................................       2,892,252
       188,111 Newmont Mining Corp.........................       8,354,009
        67,417 Nucor Corp..................................       3,528,606
        40,456 Phelps Dodge Corp...........................       4,001,908
        48,188 United States Steel Corp. (c)...............       2,469,635
                                                            ---------------
                                                                 33,713,132
                                                            ---------------

               MULTI-UTILITIES--0.8%
       226,418 Calpine Corp. (b) (c).......................         892,087
        82,517 CMS Energy Corp. (b) (c)....................         862,303
        74,520 Constellation Energy Group, Inc.............       3,257,269
       140,452 Dominion Resources, Inc.....................       9,514,218

                                                             VALUE
          SHARES                                            (NOTE 1)
        ----------------------------------------------------------------

                   MULTI-UTILITIES--(CONTINUED)
           405,391 Duke Energy Co....................... $    10,268,554
           161,040 Dynegy, Inc. (Class A) (b) (c).......         744,005
           100,733 Public Service Enterprise Group, Inc.       5,214,947
            98,901 Sempra Energy........................       3,627,689
           274,936 The AES Corp. (b)....................       3,758,375
                                                         ---------------
                                                              38,139,447
                                                         ---------------

                   MULTILINE RETAIL--1.1%
            47,827 Big Lots, Inc. (b) (c)...............         580,141
            34,803 Dillard's, Inc. (Class A)............         935,157
           138,853 Dollar General Corp..................       2,883,977
            71,059 Family Dollar Stores, Inc............       2,219,173
            71,703 Federated Department Stores, Inc.....       4,143,716
           121,028 J.C. Penney Co., Inc.................       5,010,559
           145,389 Kohl's Corp. (b).....................       7,148,777
            59,359 Nordstrom, Inc.......................       2,773,846
            87,640 Sears Roebuck & Co. (c)..............       4,472,269
           379,447 Target Corp..........................      19,704,683
           123,732 The May Department Stores Co.........       3,637,721
                                                         ---------------
                                                              53,510,019
                                                         ---------------

                   OFFICE ELECTRONICS--0.1%
           404,095 Xerox Corp. (b)......................       6,873,656
                                                         ---------------

                   OIL & GAS--6.0%
            38,839 Amerada Hess Corp....................       3,199,557
           104,812 Anadarko Petroleum Corp..............       6,792,866
           138,346 Apache Corp..........................       6,996,157
            30,116 Ashland, Inc.........................       1,758,172
           165,902 Burlington Resources, Inc............       7,216,737
           897,786 ChevronTexaco Corp...................      47,142,743
           292,495 ConocoPhillips.......................      25,397,341
           205,958 Devon Energy Corp....................       8,015,885
           272,574 El Paso Corp. (c)....................       2,834,770
            50,248 EOG Resources, Inc...................       3,585,697
         2,733,811 Exxon Mobil Corp.....................     140,135,152
            64,281 Kerr-McGee Corp......................       3,714,799
            52,495 Kinder Morgan, Inc...................       3,838,959
           146,861 Marathon Oil Corp....................       5,523,442
           167,268 Occidental Petroleum Corp............       9,761,761
            30,988 Sunoco, Inc..........................       2,532,029
           235,802 The Williams Cos., Inc...............       3,841,215
           111,526 Unocal Corp..........................       4,822,384
           108,753 Valero Energy Corp...................       4,937,386
           110,327 XTO Energy, Inc......................       3,903,369
                                                         ---------------
                                                             295,950,421
                                                         ---------------

                   PAPER & FOREST PRODUCTS--0.5%
           109,359 Georgia-Pacific Corp.................       4,098,775
           206,197 International Paper Co...............       8,660,274
            46,636 Louisiana-Pacific Corp. (c)..........       1,247,047
            85,875 MeadWestvaco Corp....................       2,910,304
           101,647 Weyerhaeuser Co......................       6,832,711
                                                         ---------------
                                                              23,749,111
                                                         ---------------

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-174

METROPOLITAN SERIES FUND, INC.

 METLIFE STOCK INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

COMMON STOCKS--(CONTINUED)


                                                                VALUE
      SHARES                                                   (NOTE 1)
    -----------------------------------------------------------------------

               PERSONAL PRODUCTS--0.6%
        38,571 Alberto-Culver Co. (Class B)................ $     1,873,393
       200,419 Avon Products, Inc..........................       7,756,215
       420,715 The Gillette Co.............................      18,839,618
                                                            ---------------
                                                                 28,469,226
                                                            ---------------

               PHARMACEUTICALS--6.6%
       659,963 Abbott Laboratories.........................      30,787,274
        55,635 Allergan, Inc. (c)..........................       4,510,329
       824,473 Bristol-Myers Squibb Co.....................      21,122,998
       479,545 Eli Lilly & Co..............................      27,214,179
       156,117 Forest Laboratories, Inc. (b)...............       7,003,409
     1,257,608 Johnson & Johnson...........................      79,757,499
       102,363 King Pharmaceuticals, Inc. (b)..............       1,269,301
       939,727 Merck & Co., Inc............................      30,202,826
       114,035 Mylan Laboratories, Inc. (c)................       2,016,139
     3,191,346 Pfizer, Inc.................................      85,815,294
       624,100 Schering-Plough Corp........................      13,031,208
        46,403 Watson Pharmaceuticals, Inc. (b)............       1,522,482
       565,381 Wyeth.......................................      24,079,577
                                                            ---------------
                                                                328,332,515
                                                            ---------------

               REAL ESTATE--0.5%
        40,164 Apartment Investment & Management Co. (REIT)
                (Class A)..................................       1,547,921
        82,923 Archstone-Smith Trust (REIT)................       3,175,951
       170,878 Equity Office Properties Trust (REIT).......       4,975,967
       119,825 Equity Residential (REIT)...................       4,335,268
        77,790 Plum Creek Timber Co., Inc. (REIT)..........       2,990,248
        77,930 ProLogis (REIT) (c).........................       3,376,707
        93,722 Simon Property Group, Inc. (REIT)...........       6,061,002
                                                            ---------------
                                                                 26,463,064
                                                            ---------------

               ROAD & RAIL--0.5%
       159,301 Burlington Northern Santa Fe Corp...........       7,536,530
        91,036 CSX Corp....................................       3,648,723
       167,813 Norfolk Southern Corp.......................       6,073,152
       110,002 Union Pacific Corp..........................       7,397,635
                                                            ---------------
                                                                 24,656,040
                                                            ---------------

               SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT--2.9%
       163,533 Advanced Micro Devices, Inc. (b) (c)........       3,600,997
       157,763 Altera Corp. (b)............................       3,265,694
       159,267 Analog Devices, Inc.........................       5,880,138
       719,645 Applied Materials, Inc. (b).................      12,305,929
       130,579 Applied Micro Circuits Corp. (b)............         549,738
       139,451 Broadcom Corp. (Class A) (b)................       4,501,478
       165,191 Freescale Semiconductor, Inc. (Class B) (b).       3,032,907
     2,679,444 Intel Corp..................................      62,672,195
        82,825 KLA-Tencor Corp. (b) (c)....................       3,857,988
       130,113 Linear Technology Corp......................       5,043,180
       163,118 LSI Logic Corp. (b) (c).....................         893,887
       137,828 Maxim Integrated Products, Inc..............       5,842,529
       259,517 Micron Technology, Inc. (b).................       3,205,035
       151,764 National Semiconductor Corp.................       2,724,164

                                                              VALUE
         SHARES                                              (NOTE 1)
       ------------------------------------------------------------------

                  SEMICONDUCTOR & SEMICONDUCTOR
                   EQUIPMENT--(CONTINUED)
           59,238 Novellus Systems, Inc. (b)............. $     1,652,148
           70,435 NVIDIA Corp. (b).......................       1,659,449
           75,521 PMC-Sierra, Inc. (b)...................         849,611
           82,287 Teradyne, Inc. (b).....................       1,404,639
          732,228 Texas Instruments, Inc.................      18,027,453
          147,602 Xilinx, Inc. (c).......................       4,376,399
                                                          ---------------
                                                              145,345,558
                                                          ---------------

                  SOFTWARE--4.1%
          101,121 Adobe Systems, Inc.....................       6,344,332
           97,254 Autodesk, Inc..........................       3,690,789
           94,055 BMC Software, Inc. (b).................       1,749,423
           71,783 Citrix Systems, Inc. (b)...............       1,760,837
          248,173 Computer Associates International, Inc.       7,708,253
          163,976 Compuware Corp. (b)....................       1,060,925
          129,388 Electronic Arts, Inc. (b)..............       7,980,652
           79,427 Intuit, Inc. (b).......................       3,495,582
           35,775 Mercury Interactive Corp. (b)..........       1,629,551
        4,606,962 Microsoft Corp.........................     123,051,955
          159,283 Novell, Inc. (b).......................       1,075,160
        2,173,246 Oracle Corp. (b).......................      29,816,935
          114,045 Parametric Technology Corp. (b)........         671,725
          215,343 Siebel Systems, Inc. (b)...............       2,261,102
          268,744 Symantec Corp. (b).....................       6,922,846
          178,882 VERITAS Software Corp. (b).............       5,107,081
                                                          ---------------
                                                              204,327,148
                                                          ---------------

                  SPECIALTY RETAIL--2.3%
          112,116 AutoNation, Inc. (b)...................       2,153,748
           33,811 AutoZone, Inc. (b).....................       3,087,282
          127,523 Bed Bath & Beyond, Inc. (b)............       5,079,241
          137,467 Best Buy Co., Inc......................       8,168,289
           82,807 Circuit City Stores, Inc...............       1,295,102
          172,228 Limited Brands, Inc....................       3,964,689
          327,467 Lowe's Cos., Inc.......................      18,858,825
          132,389 Office Depot, Inc. (b).................       2,298,273
           37,309 Officemax, Inc.........................       1,170,756
           67,153 RadioShack Corp........................       2,207,991
          210,992 Staples, Inc...........................       7,112,540
          371,528 The Gap, Inc...........................       7,846,671
          930,561 The Home Depot, Inc....................      39,772,177
           59,898 The Sherwin-Williams Co................       2,673,248
           61,657 Tiffany & Co...........................       1,971,174
          204,199 TJX Cos., Inc..........................       5,131,521
           91,133 Toys "R" Us, Inc. (b)..................       1,865,493
                                                          ---------------
                                                              114,657,020
                                                          ---------------

                  TEXTILES, APPAREL & LUXURY GOODS--0.5%
           80,055 Coach, Inc. (b)........................       4,515,102
           51,793 Jones Apparel Group, Inc...............       1,894,070
           45,999 Liz Claiborne, Inc. (c)................       1,941,618
          111,228 NIKE, Inc. (Class B)...................      10,087,267
           24,631 Reebok International, Ltd. (c).........       1,083,764
           47,070 VF Corp................................       2,606,737
                                                          ---------------
                                                               22,128,558
                                                          ---------------

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-175

METROPOLITAN SERIES FUND, INC.

 METLIFE STOCK INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

COMMON STOCKS--(CONTINUED)


                                                               VALUE
        SHARES                                                (NOTE 1)
      --------------------------------------------------------------------

                 THRIFTS & MORTGAGE FINANCE--1.8%
         245,958 Countrywide Financial Corp............... $     9,102,906
         292,203 Federal Home Loan Mortgage Corp..........      21,535,361
         410,161 Federal National Mortgage Association....      29,207,565
         129,759 Golden West Financial Corp...............       7,969,798
          41,011 MGIC Investment Corp. (c)................       2,826,068
         146,281 Sovereign Bancorp, Inc...................       3,298,636
         369,977 Washington Mutual, Inc...................      15,642,627
                                                           ---------------
                                                                89,582,961
                                                           ---------------

                 TOBACCO--1.2%
         869,804 Altria Group, Inc........................      53,145,024
          62,528 Reynolds American, Inc (c)...............       4,914,701
          70,019 UST, Inc.................................       3,368,614
                                                           ---------------
                                                                61,428,339
                                                           ---------------

                 TRADING COMPANIES & DISTRIBUTORS--0.1%
          38,174 W.W. Grainger, Inc.......................       2,543,152
                                                           ---------------

                 WIRELESS TELECOMMUNICATION SERVICES--0.3%
         470,921 Nextel Communications, Inc. (Class A) (b)      14,127,630
                                                           ---------------
                 Total Common Stocks
                  (Identified Cost $4,006,301,830)........   4,830,716,784
                                                           ---------------

       SHORT TERM INVESTMENTS--2.3%
          FACE                                               VALUE
         AMOUNT                                             (NOTE 1)
       -----------------------------------------------------------------

                   DISCOUNT NOTES--2.3%
       $ 1,325,000 Federal Home Loan Bank
                    1.000%, 01/03/05.................... $    1,324,926
         6,000,000 Federal Home Loan Mortgage
                    2.005%, 01/14/05....................      5,995,797
        56,000,000 Federal Home Loan Mortgage
                    2.300%, 03/08/05....................     55,762,840
         5,000,000 Federal Home Loan Mortgage
                    2.300%, 03/14/05....................      4,976,600
        17,500,000 Federal Home Loan Mortgage
                    2.380%, 03/15/05....................     17,415,543
         5,000,000 Federal Home Loan Mortgage
                    2.400%, 03/15/05....................      4,975,869
         5,175,000 Federal National Mortgage Association
                    2.300%, 03/02/05....................      5,155,163
        15,000,000 Federal National Mortgage Association
                    2.320%, 03/02/05....................     14,942,000
         5,000,000 Federal National Mortgage Association
                    2.380%, 03/02/05....................      4,980,250
                                                         --------------
                                                            115,528,988
                                                         --------------
                   Total Short Term Investments
                    (Identified Cost $115,528,988)......    115,528,988
                                                         --------------
                   Total Investments--100.1%
                    (Identified Cost $4,121,830,818) (a)  4,946,245,772
                   Other assets less liabilities........     (4,179,220)
                                                         --------------
                   TOTAL NET ASSETS--100%............... $4,942,066,552
                                                         ==============

FUTURES CONTRACTS

                        NUMBER OF EXPIRATION   CONTRACT    VALUATION AS OF   UNREALIZED
FUTURES CONTRACTS LONG  CONTRACTS    DATE       AMOUNT    DECEMBER 31, 2004 APPRECIATION
----------------------  --------- ---------- ------------ ----------------- ------------
S & P 500 Index Futures    345     03/17/05  $101,889,975   $104,681,625     $2,791,650
                                                                             ==========

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-176

METROPOLITAN SERIES FUND, INC.

 METLIFE STOCK INDEX PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2004

     ASSETS
       Investments at value..................              $4,946,245,772
       Cash..................................                      14,499
       Collateral for securities loaned......                 102,440,364
       Receivable for:
        Fund shares sold.....................                   2,198,759
        Dividends and interest...............                   6,423,906
                                                           --------------
         Total Assets........................               5,057,323,300
     LIABILITIES
       Payable for:
        Fund shares redeemed................. $ 11,299,116
        Futures variation margin.............       93,620
        Return of collateral for securities
         loaned..............................  102,440,364
       Accrued expenses:
        Management fees......................    1,036,561
        Service and distribution fees........      139,992
        Other expenses.......................      247,095
                                              ------------
         Total Liabilities...................                 115,256,748
                                                           --------------
     NET ASSETS..............................              $4,942,066,552
                                                           ==============
       Net assets consist of:
        Capital paid in......................              $4,048,690,554
        Undistributed net investment
         income..............................                  77,448,853
        Accumulated net realized gains
         (losses)............................                 (11,279,459)
        Unrealized appreciation
         (depreciation) on investments and
         futures contracts...................                 827,206,604
                                                           --------------
     NET ASSETS..............................              $4,942,066,552
                                                           ==============
     Computation of offering price:
     CLASS A
     Net asset value and redemption price per
      share ($4,139,892,927 divided by
      128,288,805 shares outstanding)........              $        32.27
                                                           ==============
     CLASS B
     Net asset value and redemption price per
      share ($508,907,758 divided by
      16,146,237 shares outstanding).........              $        31.52
                                                           ==============
     CLASS E
     Net asset value and redemption price per
      share ($293,265,867 divided by
      9,134,011 shares outstanding)..........              $        32.11
                                                           ==============
     Identified cost of investments..........              $4,121,830,818
                                                           ==============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2004

    INVESTMENT INCOME
      Dividends...............................              $ 91,321,117
      Interest................................                 1,219,138(a)
                                                            ------------
                                                              92,540,255
    EXPENSES
      Management fees......................... $ 11,328,304
      Service and distribution fees--Class B..      870,368
      Service and distribution fees--Class E..      346,462
      Directors' fees and expenses............       23,099
      Custodian...............................      516,842
      Audit and tax services..................       21,371
      Legal...................................      109,588
      Printing................................    1,308,919
      Insurance...............................      100,792
      Miscellaneous...........................       67,700
                                               ------------
      Total expenses..........................                14,693,445
                                                            ------------
    NET INVESTMENT INCOME.....................                77,846,810
                                                            ------------
    REALIZED AND UNREALIZED GAIN (LOSS)
    Realized gain (loss) on:
      Investments--net........................   41,245,566
      Futures contracts--net..................    4,505,341   45,750,907
                                               ------------
    Unrealized appreciation (depreciation) on:
      Investments--net........................  341,730,909
      Futures contracts--net..................    2,771,216  344,502,125
                                               ------------ ------------
    Net gain (loss)...........................               390,253,032
                                                            ------------
    NET INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS..........................              $468,099,842
                                                            ============

(a)Includes income on securities loaned of $146,688.

                See accompanying notes to financial statements.

                                    MSF-177

METROPOLITAN SERIES FUND, INC.

 METLIFE STOCK INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                                       YEAR ENDED      YEAR ENDED
                                                                      DECEMBER 31,    DECEMBER 31,
                                                                          2004            2003
                                                                     --------------  --------------
FROM OPERATIONS
  Net investment income............................................. $   77,846,810  $   51,372,288
  Net realized gain (loss)..........................................     45,750,907      19,747,312
  Unrealized appreciation (depreciation)............................    344,502,125     802,758,973
                                                                     --------------  --------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................    468,099,842     873,878,573
                                                                     --------------  --------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................    (34,642,595)    (51,240,208)
    Class B.........................................................     (2,286,968)     (2,052,849)
    Class E.........................................................     (1,628,653)       (793,635)
                                                                     --------------  --------------
  TOTAL DISTRIBUTIONS...............................................    (38,558,216)    (54,086,692)
                                                                     --------------  --------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.    186,609,239     666,108,719
                                                                     --------------  --------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................    616,150,865   1,485,900,600

NET ASSETS
  Beginning of the period...........................................  4,325,915,687   2,840,015,087
                                                                     --------------  --------------
  End of the period................................................. $4,942,066,552  $4,325,915,687
                                                                     ==============  ==============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $   77,448,853  $   38,996,391
                                                                     ==============  ==============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                       YEAR ENDED                  YEAR ENDED
                                                                    DECEMBER 31, 2004           DECEMBER 31, 2003
                                                               --------------------------  --------------------------
                                                                  SHARES          $           SHARES          $
                                                               -----------  -------------  -----------  -------------
CLASS A
  Sales.......................................................  12,154,078  $ 363,376,092   14,793,849  $ 380,896,202
  Shares issued through acquisition...........................           0              0   15,918,775  $ 416,481,821
  Reinvestments...............................................   1,153,216     34,642,595    2,186,949     51,240,208
  Redemptions................................................. (18,531,590)  (555,863,665) (15,819,420)  (402,411,675)
                                                               -----------  -------------  -----------  -------------
  Net increase (decrease).....................................  (5,224,296) $(157,844,978)  17,080,153  $ 446,206,556
                                                               ===========  =============  ===========  =============
CLASS B
  Sales.......................................................   9,744,919  $ 286,325,159    6,102,933  $ 154,504,853
  Reinvestments...............................................      77,814      2,286,968       89,410      2,052,849
  Redemptions.................................................  (2,418,420)   (70,751,599)  (1,311,911)   (33,657,771)
                                                               -----------  -------------  -----------  -------------
  Net increase (decrease).....................................   7,404,313  $ 217,860,528    4,880,432  $ 122,899,931
                                                               ===========  =============  ===========  =============
CLASS E
  Sales.......................................................   5,444,975  $ 161,207,332    4,112,150  $ 106,369,821
  Reinvestments...............................................      54,434      1,628,653       33,974        793,635
  Redemptions.................................................  (1,216,505)   (36,242,296)    (392,975)   (10,161,224)
                                                               -----------  -------------  -----------  -------------
  Net increase (decrease).....................................   4,282,904  $ 126,593,689    3,753,149  $  97,002,232
                                                               ===========  =============  ===========  =============
  Increase (decrease) derived from capital share transactions.   6,462,921  $ 186,609,239   25,713,734  $ 666,108,719
                                                               ===========  =============  ===========  =============

                See accompanying notes to financial statements.

                                    MSF-178

METROPOLITAN SERIES FUND, INC.

 METLIFE STOCK INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS

                                                                                    CLASS A
                                                          ----------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                          ----------------------------------------------------------
                                                             2004        2003        2002        2001        2000
                                                          ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE, BEGINNING OF PERIOD..................... $    29.45  $    23.41  $    30.60  $    35.26  $    40.59
                                                          ----------  ----------  ----------  ----------  ----------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income..................................       0.54        0.38        0.35        0.33        0.34
  Net realized and unrealized gain (loss) on investments.       2.54        6.11       (7.09)      (4.59)      (4.07)
                                                          ----------  ----------  ----------  ----------  ----------
  Total from investment operations.......................       3.08        6.49       (6.74)      (4.26)      (3.73)
                                                          ----------  ----------  ----------  ----------  ----------
LESS DISTRIBUTIONS
  Distributions from net investment income...............      (0.26)      (0.45)      (0.23)      (0.09)      (0.35)
  Distributions from net realized capital gains..........       0.00        0.00       (0.22)      (0.31)      (1.25)
                                                          ----------  ----------  ----------  ----------  ----------
  Total distributions....................................      (0.26)      (0.45)      (0.45)      (0.40)      (1.60)
                                                          ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE, END OF PERIOD........................... $    32.27  $    29.45  $    23.41  $    30.60  $    35.26
                                                          ==========  ==========  ==========  ==========  ==========
TOTAL RETURN (%).........................................       10.5        28.2       (22.3)      (12.2)       (9.3)
Ratio of operating expenses to average net assets (%)....       0.30        0.31        0.31        0.31        0.28
Ratio of net investment income to average net assets (%).       1.73        1.48        1.30        1.02        0.88
Portfolio turnover rate (%)..............................          3           1           7           5           7
Net assets, end of period (000).......................... $4,139,893  $3,931,839  $2,725,874  $3,665,168  $3,999,903

                                                                  CLASS B                                       CLASS E
                                              -------------------------------------------     ----------------------------
                                                                           JANUARY 2, 2001(A)
                                                YEAR ENDED DECEMBER 31,         THROUGH         YEAR ENDED DECEMBER 31,
                                              ---------------------------     DECEMBER 31,    ---------------------------
                                                2004      2003      2002          2001          2004      2003      2002
                                              --------  --------  -------  ------------------ --------  --------  -------
NET ASSET VALUE, BEGINNING OF PERIOD......... $  28.80  $  22.92  $ 30.03       $ 33.71       $  29.33  $  23.34  $ 30.54
                                              --------  --------  -------       -------       --------  --------  -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income......................     0.41      0.34     0.23          0.17           0.47      0.40     0.31
  Net realized and unrealized gain (loss) on
   investments...............................     2.53      5.95    (6.90)        (3.45)          2.56      6.02    (7.06)
                                              --------  --------  -------       -------       --------  --------  -------
  Total from investment operations...........     2.94      6.29    (6.67)        (3.28)          3.03      6.42    (6.75)
                                              --------  --------  -------       -------       --------  --------  -------
LESS DISTRIBUTIONS
  Distributions from net investment income...    (0.22)    (0.41)   (0.22)        (0.09)         (0.25)    (0.43)   (0.23)
  Distributions from net realized capital
   gains.....................................     0.00      0.00    (0.22)        (0.31)          0.00      0.00    (0.22)
                                              --------  --------  -------       -------       --------  --------  -------
  Total distributions........................    (0.22)    (0.41)   (0.44)        (0.40)         (0.25)    (0.43)   (0.45)
                                              --------  --------  -------       -------       --------  --------  -------
NET ASSET VALUE, END OF PERIOD............... $  31.52  $  28.80  $ 22.92       $ 30.03       $  32.11  $  29.33  $ 23.34
                                              ========  ========  =======       =======       ========  ========  =======
TOTAL RETURN (%).............................     10.3      27.9    (22.5)         (9.8)(b)       10.4      28.0    (22.4)
Ratio of operating expenses to average net
 assets (%)..................................     0.55      0.56     0.56          0.56 (c)       0.45      0.46     0.46
Ratio of net investment income to average net
 assets (%)..................................     1.59      1.24     1.17          0.83 (c)       1.67      1.34     1.36
Portfolio turnover rate (%)..................        3         1        7             5              3         1        7
Net assets, end of period (000).............. $508,908  $251,793  $88,517       $17,421       $293,266  $142,284  $25,624

                                              -----------
                                              MAY 1, 2001(A)
                                                 THROUGH
                                               DECEMBER 31,
                                                   2001
                                              --------------
NET ASSET VALUE, BEGINNING OF PERIOD.........     $33.45
                                                  ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income......................       0.00
  Net realized and unrealized gain (loss) on
   investments...............................      (2.91)
                                                  ------
  Total from investment operations...........      (2.91)
                                                  ------
LESS DISTRIBUTIONS
  Distributions from net investment income...       0.00
  Distributions from net realized capital
   gains.....................................       0.00
                                                  ------
  Total distributions........................       0.00
                                                  ------
NET ASSET VALUE, END OF PERIOD...............     $30.54
                                                  ======
TOTAL RETURN (%).............................       (8.7)(b)
Ratio of operating expenses to average net
 assets (%)..................................       0.46 (c)
Ratio of net investment income to average net
 assets (%)..................................       0.93 (c)
Portfolio turnover rate (%)..................          5
Net assets, end of period (000)..............     $   33

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.

                See accompanying notes to financial statements.

                                    MSF-179

METROPOLITAN SERIES FUND, INC.

 MFS INVESTORS TRUST PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

COMMON STOCKS--97.9% OF TOTAL NET ASSETS


                                                             VALUE
           SHARES                                           (NOTE 1)
         --------------------------------------------------------------

                    AEROSPACE & DEFENSE--4.9%
             43,550 Lockheed Martin Corp................. $   2,419,203
             39,250 United Technologies Corp.............     4,056,487
                                                          -------------
                                                              6,475,690
                                                          -------------

                    AIR FREIGHT & LOGISTICS--2.1%
             11,350 FedEx Corp...........................     1,117,861
             19,617 United Parcel Service, Inc. (Class B)     1,676,469
                                                          -------------
                                                              2,794,330
                                                          -------------

                    AUTOMOBILES--0.9%
             18,490 Harley-Davidson, Inc.................     1,123,268
                                                          -------------

                    BEVERAGES--2.1%
             18,610 Anheuser-Busch Cos., Inc.............       944,085
             34,889 PepsiCo, Inc.........................     1,821,206
                                                          -------------
                                                              2,765,291
                                                          -------------

                    BIOTECHNOLOGY--2.3%
             17,470 Amgen, Inc. (b)......................     1,120,701
              5,700 Biogen Idec, Inc. (b)................       379,677
             26,660 Genzyme Corp. (b)....................     1,548,146
                                                          -------------
                                                              3,048,524
                                                          -------------

                    BUILDING PRODUCTS--0.9%
             32,540 Masco Corp...........................     1,188,686
                                                          -------------

                    CAPITAL MARKETS--3.8%
             17,750 Legg Mason, Inc......................     1,300,365
             10,400 Lehman Brothers Holdings, Inc........       909,792
             14,320 Northern Trust Corp..................       695,666
             19,535 The Goldman Sachs Group, Inc.........     2,032,421
                                                          -------------
                                                              4,938,244
                                                          -------------

                    CHEMICALS--5.2%
             27,680 E. I. du Pont de Nemours & Co........     1,357,704
             24,740 Monsanto Co..........................     1,374,307
             11,660 PPG Industries, Inc..................       794,746
             29,344 Praxair, Inc.........................     1,295,537
             40,400 The Dow Chemical Co..................     2,000,204
                                                          -------------
                                                              6,822,498
                                                          -------------

                    COMMERCIAL BANKS--3.7%
             54,770 Bank of America Corp.................     2,573,643
             36,882 Wells Fargo & Co.....................     2,292,216
                                                          -------------
                                                              4,865,859
                                                          -------------

                    COMMUNICATIONS EQUIPMENT--3.1%
            145,830 Cisco Systems, Inc. (b)..............     2,814,519
             38,130 Telefonaktiebolaget LM Ericsson (ADR)     1,200,714
                                                          -------------
                                                              4,015,233
                                                          -------------

                                                                VALUE
         SHARES                                                (NOTE 1)
      --------------------------------------------------------------------

                   COMPUTERS & PERIPHERALS--4.8%
            20,080 Apple Computer, Inc. (b)................. $   1,293,152
            53,670 Dell, Inc. (b)...........................     2,261,654
            78,000 EMC Corp. (b)............................     1,159,860
            18,000 Lexmark International, Inc. (Class A) (b)     1,530,000
                                                             -------------
                                                                 6,244,666
                                                             -------------

                   CONSUMER FINANCE--1.6%
            37,550 American Express Co......................     2,116,693
                                                             -------------

                   DIVERSIFIED FINANCIAL SERVICES--3.3%
            32,180 Citigroup, Inc...........................     1,550,432
            71,110 JPMorgan Chase & Co......................     2,774,001
                                                             -------------
                                                                 4,324,433
                                                             -------------

                   DIVERSIFIED TELECOMMUNICATION SERVICES--1.9%
            30,980 Amdocs, Ltd. (b).........................       813,225
            66,800 Sprint Corp..............................     1,659,980
                                                             -------------
                                                                 2,473,205
                                                             -------------

                   ELECTRIC UTILITIES--1.3%
             5,030 Entergy Corp.............................       339,978
            27,460 Exelon Corp..............................     1,210,162
             1,400 FPL Group, Inc...........................       104,650
                                                             -------------
                                                                 1,654,790
                                                             -------------

                   ENERGY EQUIPMENT & SERVICES--2.3%
            44,220 Halliburton Co...........................     1,735,193
            27,075 Noble Corp. (b)..........................     1,346,710
                                                             -------------
                                                                 3,081,903
                                                             -------------

                   FOOD & STAPLES RETAILING--1.1%
            32,080 CVS Corp.................................     1,445,846
                                                             -------------

                   FOOD PRODUCTS--1.1%
            28,920 General Mills, Inc.......................     1,437,613
                                                             -------------

                   HEALTH CARE EQUIPMENT & SUPPLIES--4.1%
            38,150 Baxter International, Inc................     1,317,701
            14,360 Boston Scientific Corp. (b)..............       510,498
            17,750 Guidant Corp.............................     1,279,775
            32,500 Medtronic, Inc...........................     1,614,275
             6,040 Synthes, Inc. (b), (CHF).................       674,396
                                                             -------------
                                                                 5,396,645
                                                             -------------

                   HEALTH CARE PROVIDERS & SERVICES--0.7%
            22,840 HCA, Inc.................................       912,686
                                                             -------------

                   HOTELS, RESTAURANTS & LEISURE--1.2%
            26,740 Carnival Corp............................     1,541,026
                                                             -------------

                   HOUSEHOLD PRODUCTS--4.8%
            42,990 Colgate-Palmolive Co.....................     2,199,369

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-180

METROPOLITAN SERIES FUND, INC.

 MFS INVESTORS TRUST PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

COMMON STOCKS--(CONTINUED)

                                                                 VALUE
       SHARES                                                   (NOTE 1)
    -----------------------------------------------------------------------

                 HOUSEHOLD PRODUCTS--(CONTINUED)
          66,800 Reckitt Benckiser, Plc., (GBP).............. $   2,013,006
          38,502 The Procter & Gamble Co.....................     2,120,690
                                                              -------------
                                                                  6,333,065
                                                              -------------

                 IT SERVICES--1.0%
          48,100 Accenture, Ltd. (Class A) (b)...............     1,298,700
                                                              -------------

                 INDUSTRIAL CONGLOMERATES--4.0%
          55,094 General Electric Co.........................     2,010,931
          90,390 Tyco International, Ltd.....................     3,230,539
                                                              -------------
                                                                  5,241,470
                                                              -------------

                 INSURANCE--1.7%
          23,681 American International Group, Inc...........     1,555,131
           9,060 Hartford Financial Services Group, Inc......       627,949
                                                              -------------
                                                                  2,183,080
                                                              -------------

                 INTERNET & CATALOG RETAIL--1.0%
          11,200 eBay, Inc. (b)..............................     1,302,336
                                                              -------------

                 INTERNET SOFTWARE & SERVICES--0.9%
          29,870 Yahoo!, Inc. (b)............................     1,125,502
                                                              -------------

                 LEISURE EQUIPMENT & PRODUCTS--0.5%
           3,200 Nintendo Co., Ltd., (JPY)...................       402,032
          19,700 Nintendo Co., Ltd. (ADR)....................       309,284
                                                              -------------
                                                                    711,316
                                                              -------------

                 MACHINERY--3.0%
          22,150 Caterpillar, Inc............................     2,159,847
          16,180 Eaton Corp..................................     1,170,785
           6,530 Illinois Tool Works, Inc....................       605,200
                                                              -------------
                                                                  3,935,832
                                                              -------------

                 MEDIA--2.6%
          54,460 The Walt Disney Co..........................     1,513,988
          21,600 Univision Communications, Inc. (Class A) (b)       632,232
          36,201 Viacom, Inc. (Class B)......................     1,317,354
                                                              -------------
                                                                  3,463,574
                                                              -------------

                 MULTI-UTILITIES--0.5%
           9,380 Dominion Resources, Inc.....................       635,401
                                                              -------------

                 MULTILINE RETAIL--1.6%
          40,196 Target Corp.................................     2,087,378
                                                              -------------

                 OIL & GAS--5.4%
          60,993 BP, Plc. (ADR)..............................     3,561,991
          14,470 EnCana Corp.................................       825,658
           5,180 EOG Resources, Inc..........................       369,645
          21,140 Total S.A. (ADR)............................     2,322,018
                                                              -------------
                                                                  7,079,312
                                                              -------------

                                                                  VALUE
          SHARES                                                 (NOTE 1)
       ---------------------------------------------------------------------

                        PHARMACEUTICALS--8.4%
              44,030    Abbott Laboratories.................. $   2,053,999
              24,790    Eli Lilly & Co.......................     1,406,833
              75,671    Johnson & Johnson....................     4,799,055
              12,870    Roche Holding AG, (CHF)..............     1,475,319
              28,765    Wyeth................................     1,225,101
                                                              -------------
                                                                 10,960,307
                                                              -------------

                        ROAD & RAIL--0.2%
               5,900    CNF, Inc.............................       295,590
                                                              -------------

                        SEMICONDUCTORS & EQUIPMENT--1.3%
              39,640    Analog Devices, Inc..................     1,463,509
              10,500    Xilinx, Inc..........................       311,325
                                                              -------------
                                                                  1,774,834
                                                              -------------

                        SOFTWARE--3.6%
              12,420    Electronic Arts, Inc. (b)............       766,066
               8,340    Mercury Interactive Corp. (b)........       379,887
             185,970    Oracle Corp. (b).....................     2,551,508
              35,497    VERITAS Software Corp. (b)...........     1,013,439
                                                              -------------
                                                                  4,710,900
                                                              -------------

                        SPECIALTY RETAIL--2.3%
              54,250    The Gap, Inc.........................     1,145,760
              11,600    Tiffany & Co.........................       370,852
              57,290    TJX Cos., Inc........................     1,439,698
                                                              -------------
                                                                  2,956,310
                                                              -------------

                        THRIFTS & MORTGAGE FINANCE--1.3%
              23,690    Federal Home Loan Mortgage Corp......     1,745,953
                                                              -------------

                        WIRELESS TELECOMMUNICATION SERVICES--1.4%
              67,054    Vodafone Group, Plc. (ADR)...........     1,835,939
                                                              -------------
                        Total Common Stocks
                         (Identified Cost $111,179,494)......   128,343,928
                                                              -------------

       SHORT TERM INVESTMENTS--2.3%
           FACE                                                   VALUE
          AMOUNT                                                 (NOTE 1)
       ---------------------------------------------------------------------

                        DISCOUNT NOTES--2.3%
       $   3,044,000    Federal National Mortgage Association
                        1.250%, 01/03/05..................... $   3,043,789
                                                              -------------
                        Total Short Term Investments
                         (Identified Cost $3,043,789)........     3,043,789
                                                              -------------
                        Total Investments--100.2%
                         (Identified Cost $114,223,283) (a)..   131,387,717
                        Other assets less liabilities........      (254,711)
                                                              -------------
                        TOTAL NET ASSETS--100%............... $ 131,133,006
                                                              =============

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-181

METROPOLITAN SERIES FUND, INC.

 MFS INVESTORS TRUST PORTFOLIO


     STATEMENT OF ASSETS & LIABILITIES
     -------------------------------------------
     DECEMBER 31, 2004

     ASSETS
       Investments at value........................          $131,387,717
       Cash........................................                   531
       Receivable for:
        Fund shares sold...........................                52,609
        Dividends and interest.....................               124,032
        Foreign taxes..............................                 8,622
        Due from Investment Adviser................                 5,000
                                                             ------------
         Total Assets..............................           131,578,511
     LIABILITIES
       Payable for:
        Fund shares redeemed....................... $228,694
        Securities purchased.......................   46,963
        Withholding taxes..........................    2,640
       Accrued expenses:
        Management fees............................   82,641
        Service and distribution fees..............   13,300
        Deferred directors fees....................   14,034
        Other expenses.............................   57,233
                                                    --------
         Total Liabilities.........................               445,505
                                                             ------------
     NET ASSETS....................................          $131,133,006
                                                             ============
       Net assets consist of:
        Capital paid in............................          $133,450,997
        Undistributed net investment income........               394,444
        Accumulated net realized gains (losses)....           (19,877,623)
        Unrealized appreciation (depreciation) on
         investments and foreign currency..........            17,165,188
                                                             ------------
     NET ASSETS....................................          $131,133,006
                                                             ============
     Computation of offering price:
     CLASS A
     Net asset value and redemption price per share
      ($58,751,944 divided by 6,409,490 shares
      outstanding).................................          $       9.17
                                                             ============
     CLASS B
     Net asset value and redemption price per share
      ($49,459,977 divided by 5,418,513 shares
      outstanding).................................          $       9.13
                                                             ============
     CLASS E
     Net asset value and redemption price per share
      ($22,921,085 divided by 2,506,217 shares
      outstanding).................................          $       9.15
                                                             ============
     Identified cost of investments................          $114,223,283
                                                             ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2004

     INVESTMENT INCOME
       Dividends...............................             $ 1,710,784(a)
       Interest................................                  38,698
                                                            -----------
                                                              1,749,482
     EXPENSES
       Management fees......................... $  870,010
       Deferred expense reimbursement..........     39,670
       Service and distribution fees-Class B...    128,678
       Service and distribution fees-Class E...     28,243
       Directors' fees and expenses............     23,117
       Custodian...............................    130,524
       Audit and tax services..................     21,371
       Legal...................................      2,951
       Printing................................     37,064
       Insurance...............................      2,131
       Miscellaneous...........................      4,141
                                                ----------
       Total expenses before reductions........  1,287,900
       Less expense reduction..................    (25,159)
                                                ----------
       Total expenses..........................               1,262,741
                                                            -----------
     NET INVESTMENT INCOME.....................                 486,741
                                                            -----------
     REALIZED AND UNREALIZED GAIN (LOSS)
     Realized gain (loss) on:
       Investments--net........................  6,678,036
       Foreign currency transactions--net......    252,032    6,930,068
                                                ----------
     Unrealized appreciation (depreciation) on:
       Investments--net........................  8,340,918
       Foreign currency transactions--net......        572    8,341,490
                                                ----------  -----------
     Net gain (loss)...........................              15,271,558
                                                            -----------
     NET INCREASE (DECREASE) IN NET ASSETS
      FROM OPERATIONS..........................             $15,758,299
                                                            ===========

(a)Net of foreign taxes of $34,626.

                See accompanying notes to financial statements.

                                    MSF-182

METROPOLITAN SERIES FUND, INC.

 MFS INVESTORS TRUST PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                                      YEAR ENDED    YEAR ENDED
                                                                     DECEMBER 31,  DECEMBER 31,
                                                                         2004          2003
                                                                     ------------  ------------
FROM OPERATIONS
  Net investment income............................................. $    486,741  $   326,964
  Net realized gain.................................................    6,930,068    1,234,050
  Unrealized appreciation...........................................    8,341,490   11,392,548
                                                                     ------------  -----------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................   15,758,299   12,953,562
                                                                     ------------  -----------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................     (141,044)     (69,575)
    Class B.........................................................     (193,282)     (61,691)
    Class E.........................................................      (62,600)     (17,388)
                                                                     ------------  -----------
  TOTAL DISTRIBUTIONS...............................................     (396,926)    (148,654)
                                                                     ------------  -----------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.   29,304,427   36,242,830
                                                                     ------------  -----------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................   44,665,800   49,047,738
NET ASSETS
  Beginning of the period...........................................   86,467,206   37,419,468
                                                                     ------------  -----------
  End of the period................................................. $131,133,006  $86,467,206
                                                                     ============  ===========
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $    394,444  $   313,171
                                                                     ============  ===========

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                      YEAR ENDED               YEAR ENDED
                                                                   DECEMBER 31, 2004        DECEMBER 31, 2003
                                                               ------------------------  ----------------------
                                                                 SHARES          $         SHARES        $
                                                               ----------  ------------  ---------  -----------
CLASS A
  Sales.......................................................  3,039,741  $ 24,899,646  1,028,041  $ 7,546,689
  Shares issued through acquisition...........................  3,868,426    29,911,327          0            0
  Reinvestments...............................................     16,831       141,044     10,157       69,575
  Redemptions................................................. (3,591,062)  (29,496,402)  (989,276)  (7,264,425)
                                                               ----------  ------------  ---------  -----------
  Net increase (decrease).....................................  3,333,936  $ 25,455,615     48,922  $   351,839
                                                               ==========  ============  =========  ===========
CLASS B
  Sales.......................................................  1,699,576  $ 14,179,860  4,235,059  $30,793,131
  Shares issued through acquisition...........................     25,379       207,824          0            0
  Reinvestments...............................................     23,120       193,282      9,019       61,691
  Redemptions................................................. (2,273,714)  (18,797,246)  (118,378)    (920,056)
                                                               ----------  ------------  ---------  -----------
  Net increase (decrease).....................................   (525,639) $ (4,216,280) 4,125,700  $29,934,766
                                                               ==========  ============  =========  ===========
CLASS E
  Sales.......................................................    631,024  $  5,210,442    983,212  $ 7,237,028
  Shares issued through acquisition...........................    907,886     6,978,460          0            0
  Reinvestments...............................................      7,479        62,600      2,538       17,388
  Redemptions.................................................   (503,493)   (4,186,410)  (174,208)  (1,298,191)
                                                               ----------  ------------  ---------  -----------
  Net increase (decrease).....................................  1,042,896  $  8,065,092    811,542  $ 5,956,225
                                                               ==========  ============  =========  ===========
  Increase (decrease) derived from capital share transactions.  3,851,193  $ 29,304,427  4,986,164  $36,242,830
                                                               ==========  ============  =========  ===========

                See accompanying notes to financial statements.

                                    MSF-183

METROPOLITAN SERIES FUND, INC.

 MFS INVESTORS TRUST PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                                                         CLASS A
                                                                       -------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                                       -------------------------------------------
                                                                         2004     2003     2002     2001     2000
                                                                       -------  -------  -------  -------  -------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $  8.27  $  6.81  $  8.57  $ 10.23  $ 10.26
                                                                       -------  -------  -------  -------  -------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income................................................    0.03     0.05     0.05     0.05     0.04
 Net realized and unrealized gain (loss) on investments...............    0.92     1.43    (1.78)   (1.67)   (0.06)
                                                                       -------  -------  -------  -------  -------
 Total from investment operations.....................................    0.95     1.48    (1.73)   (1.62)   (0.02)
                                                                       -------  -------  -------  -------  -------
LESS DISTRIBUTIONS
 Distributions from net investment income.............................   (0.05)   (0.02)   (0.03)   (0.04)   (0.01)
                                                                       -------  -------  -------  -------  -------
 Total distributions..................................................   (0.05)   (0.02)   (0.03)   (0.04)   (0.01)
                                                                       -------  -------  -------  -------  -------
NET ASSET VALUE, END OF PERIOD........................................ $  9.17  $  8.27  $  6.81  $  8.57  $ 10.23
                                                                       =======  =======  =======  =======  =======
TOTAL RETURN (%)......................................................    11.4     21.9    (20.2)   (15.9)    (0.2)
Ratio of operating expenses to average net assets before expense
 reductions (%).......................................................    0.97     0.98     0.90     0.90     0.90
Ratio of operating expenses to average net assets after expense
 reductions (%) (d)...................................................    0.95     0.96     0.88       --       --
Ratio of net investment income to average net assets (%)..............    0.56     0.68     0.62     0.58     0.51
Portfolio turnover rate (%)...........................................     107       88       63       86       68
Net assets, end of period (000)....................................... $58,752  $25,431  $20,618  $24,506  $18,422
The ratios of operating expenses to average net assets without giving
 effect to the contractual expense agreement would have been (%)......      --     1.11     1.34     1.37     1.57

                                                                             CLASS B                              CLASS E
                                                                 ----------------------------     -------------------------
                                                                    YEAR ENDED     MAY 1, 2002(A)        YEAR ENDED
                                                                   DECEMBER 31,       THROUGH           DECEMBER 31,
                                                                 ----------------   DECEMBER 31,  ------------------------
                                                                   2004     2003        2002        2004     2003    2002
                                                                 -------  -------  -------------- -------  -------  ------
NET ASSET VALUE, BEGINNING OF PERIOD............................ $  8.24  $  6.80     $  8.13     $  8.25  $  6.81  $ 8.57
                                                                 -------  -------     -------     -------  -------  ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income.........................................    0.02     0.02        0.01        0.03     0.03    0.04
  Net realized and unrealized gain (loss) on investments........    0.90     1.44       (1.34)       0.91     1.43   (1.77)
                                                                 -------  -------     -------     -------  -------  ------
  Total from investment operations..............................    0.92     1.46       (1.33)       0.94     1.46   (1.73)
                                                                 -------  -------     -------     -------  -------  ------
LESS DISTRIBUTIONS
  Distributions from net investment income......................   (0.03)   (0.02)       0.00       (0.04)   (0.02)  (0.03)
                                                                 -------  -------     -------     -------  -------  ------
  Total distributions...........................................   (0.03)   (0.02)       0.00       (0.04)   (0.02)  (0.03)
                                                                 -------  -------     -------     -------  -------  ------
NET ASSET VALUE, END OF PERIOD.................................. $  9.13  $  8.24     $  6.80     $  9.15  $  8.25  $ 6.81
                                                                 =======  =======     =======     =======  =======  ======
TOTAL RETURN (%)................................................    11.2     21.5       (16.4)(b)    11.3     21.5   (20.2)
Ratio of operating expenses to average net assets before expense
 reductions (%).................................................    1.22     1.23        1.15 (c)    1.12     1.13    1.05
Ratio of operating expenses to average net assets after expense
 reductions (%) (d).............................................    1.20     1.21        1.13 (c)    1.10     1.11    1.03
Ratio of net investment income to average net assets (%)........    0.30     0.45        0.55 (c)    0.41     0.55    0.55
Portfolio turnover rate (%).....................................     107       88          63         107       88      63
Net assets, end of period (000)................................. $49,460  $48,960     $12,365     $22,921  $12,077  $4,436
The ratios of operating expenses to average net assets without giving effect to the contractual expense agreement would have
 been (%).......................................................      --     1.36        1.59 (c)      --     1.26    1.49

                                                                 -----------
                                                                 MAY 1, 2001(A)
                                                                    THROUGH
                                                                  DECEMBER 31,
                                                                      2001
                                                                 --------------
NET ASSET VALUE, BEGINNING OF PERIOD............................     $ 9.56
                                                                     ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income.........................................       0.01
  Net realized and unrealized gain (loss) on investments........      (1.00)
                                                                     ------
  Total from investment operations..............................      (0.99)
                                                                     ------
LESS DISTRIBUTIONS
  Distributions from net investment income......................       0.00
                                                                     ------
  Total distributions...........................................       0.00
                                                                     ------
NET ASSET VALUE, END OF PERIOD..................................     $ 8.57
                                                                     ======
TOTAL RETURN (%)................................................      (10.4)(b)
Ratio of operating expenses to average net assets before expense
 reductions (%).................................................       1.05 (c)
Ratio of operating expenses to average net assets after expense
 reductions (%) (d).............................................         --
Ratio of net investment income to average net assets (%)........       0.26 (c)
Portfolio turnover rate (%).....................................         86
Net assets, end of period (000).................................     $  730
The ratios of operating expenses to average net assets without giving effect to the contractual expense agreement would have
 been (%).......................................................       1.52 (c)

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annnualized basis.
(c)Computed on an annualized basis.
(d)The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                See accompanying notes to financial statements.

                                    MSF-184

METROPOLITAN SERIES FUND, INC.

 BLACKROCK INVESTMENT TRUST PORTFOLIO (FORMERLY STATE STREET RESEARCH INVESTMENT TRUST PORTFOLIO)

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

COMMON STOCKS--97.7% OF TOTAL NET ASSETS

                                                             VALUE
         SHARES                                             (NOTE 1)
       -----------------------------------------------------------------

                   AEROSPACE & DEFENSE--2.1%
           176,800 General Dynamics Corp................ $    18,493,280
           602,900 Raytheon Co..........................      23,410,607
                                                         ---------------
                                                              41,903,887
                                                         ---------------

                   BEVERAGES--1.6%
           588,400 PepsiCo, Inc.........................      30,714,480
                                                         ---------------

                   BIOTECHNOLOGY--1.4%
           436,200 Amgen, Inc. (b)......................      27,982,230
                                                         ---------------

                   CAPITAL MARKETS--3.7%
           321,000 Franklin Resources, Inc..............      22,357,650
           341,700 Lehman Brothers Holdings, Inc........      29,891,916
           196,600 The Goldman Sachs Group, Inc.........      20,454,264
                                                         ---------------
                                                              72,703,830
                                                         ---------------

                   CHEMICALS--3.5%
           251,080 Lyondell Chemical Co. (c)............       7,261,234
           268,600 Monsanto Co..........................      14,920,730
           567,200 Praxair, Inc.........................      25,041,880
           444,500 The Dow Chemical Co..................      22,007,195
                                                         ---------------
                                                              69,231,039
                                                         ---------------

                   COMMERCIAL BANKS--2.0%
           534,000 Bank of America Corp.................      25,092,660
           466,050 North Fork Bancorp., Inc.............      13,445,542
                                                         ---------------
                                                              38,538,202
                                                         ---------------

                   COMMUNICATIONS EQUIPMENT--2.7%
           924,300 Cisco Systems, Inc. (b)..............      17,838,990
           763,500 Motorola, Inc........................      13,132,200
           533,800 QUALCOMM, Inc........................      22,633,120
                                                         ---------------
                                                              53,604,310
                                                         ---------------

                   COMPUTERS & PERIPHERALS--3.0%
           565,300 Dell, Inc. (b).......................      23,821,742
           356,100 International Business Machines Corp.      35,104,338
                                                         ---------------
                                                              58,926,080
                                                         ---------------

                   CONSUMER FINANCE--2.7%
           527,400 American Express Co..................      29,729,538
           418,800 SLM Corp.............................      22,359,732
                                                         ---------------
                                                              52,089,270
                                                         ---------------

                   DIVERSIFIED FINANCIAL SERVICES--4.5%
           681,400 CIT Group, Inc.......................      31,221,748
           697,764 Citigroup, Inc.......................      33,618,270
           587,200 JPMorgan Chase & Co..................      22,906,672
                                                         ---------------
                                                              87,746,690
                                                         ---------------

                                                                 VALUE
         SHARES                                                 (NOTE 1)
       ---------------------------------------------------------------------

                      DIVERSIFIED TELECOMMUNICATION SERVICES--2.8%
         1,189,700    Sprint Corp........................... $    29,564,045
           618,600    Verizon Communications, Inc...........      25,059,486
                                                             ---------------
                                                                  54,623,531
                                                             ---------------

                      ENERGY EQUIPMENT & SERVICES--1.7%
           232,000    Nabors Industries, Ltd. (b)...........      11,899,280
           331,300    Schlumberger, Ltd.....................      22,180,535
                                                             ---------------
                                                                  34,079,815
                                                             ---------------

                      FOOD & STAPLES RETAILING--1.7%
           736,800    CVS Corp..............................      33,207,576
                                                             ---------------

                      FOOD PRODUCTS--1.0%
           442,300    Kellogg Co............................      19,753,118
                                                             ---------------

                      HEALTH CARE EQUIPMENT & SUPPLIES--1.8%
           650,600    Baxter International, Inc.............      22,471,724
           188,300    Guidant Corp..........................      13,576,430
                                                             ---------------
                                                                  36,048,154
                                                             ---------------

                      HEALTH CARE PROVIDERS & SERVICES--2.5%
            80,800    Aetna, Inc............................      10,079,800
           722,000    Caremark Rx, Inc. (b).................      28,468,460
           111,800    UnitedHealth Group, Inc...............       9,841,754
                                                             ---------------
                                                                  48,390,014
                                                             ---------------

                      HOTELS, RESTAURANTS & LEISURE--2.5%
           520,600    International Game Technology.........      17,898,228
           974,800    McDonald's Corp.......................      31,252,088
                                                             ---------------
                                                                  49,150,316
                                                             ---------------

                      HOUSEHOLD DURABLES--0.6%
           187,900    Pulte Homes, Inc......................      11,988,020
                                                             ---------------

                      HOUSEHOLD PRODUCTS--1.6%
           560,550    The Procter & Gamble Co...............      30,875,094
                                                             ---------------

                      IT SERVICES--1.1%
           812,270    Accenture, Ltd. (Class A) (b).........      21,931,290
                                                             ---------------

                      INDUSTRIAL CONGLOMERATES--6.7%
         1,950,000    General Electric Co...................      71,175,000
         1,653,100    Tyco International, Ltd...............      59,081,794
                                                             ---------------
                                                                 130,256,794
                                                             ---------------

                      INSURANCE--3.7%
           121,300    Ambac Financial Group, Inc............       9,962,369
           464,500    American International Group, Inc.....      30,503,715
           190,600    Prudential Financial, Inc.............      10,475,376
           194,500    The Allstate Corp.....................      10,059,540
           260,240    Willis Group Holdings, Ltd. (c).......      10,714,081
                                                             ---------------
                                                                  71,715,081
                                                             ---------------

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-185

METROPOLITAN SERIES FUND, INC.

 BLACKROCK INVESTMENT TRUST PORTFOLIO (FORMERLY STATE STREET RESEARCH INVESTMENT TRUST PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

COMMON STOCKS--(CONTINUED)


                                                            VALUE
          SHARES                                           (NOTE 1)
        ---------------------------------------------------------------

                    INTERNET SOFTWARE & SERVICES--2.1%
            418,400 IAC/InterActiveCorp. (b) (c)....... $    11,556,208
            754,700 Yahoo!, Inc. (b)...................      28,437,096
                                                        ---------------
                                                             39,993,304
                                                        ---------------

                    INVESTMENT COMPANY--1.5%
            248,358 SPDR Trust Series 1................      30,019,031
                                                        ---------------

                    MACHINERY--1.4%
            314,100 ITT Industries, Inc................      26,525,745
                                                        ---------------

                    MEDIA--5.5%
          1,107,500 Comcast Corp. (Special Class A) (b)      36,370,300
          1,901,600 News Corp., Inc. (c)...............      36,510,720
          1,813,800 Time Warner, Inc. (b)..............      35,260,272
                                                        ---------------
                                                            108,141,292
                                                        ---------------

                    METALS & MINING--2.0%
            439,800 CONSOL Energy, Inc.................      18,053,790
            457,300 Newmont Mining Corp................      20,308,693
                                                        ---------------
                                                             38,362,483
                                                        ---------------

                    MULTILINE RETAIL--2.2%
            403,100 Kohl's Corp. (b)...................      19,820,427
            445,140 Target Corp........................      23,116,120
                                                        ---------------
                                                             42,936,547
                                                        ---------------

                    OIL & GAS--4.0%
            386,790 EOG Resources, Inc.................      27,601,334
            577,300 Exxon Mobil Corp...................      29,592,398
            175,500 Newfield Exploration Co. (b).......      10,363,275
             92,200 Total S.A. (ADR) (c)...............      10,127,248
                                                        ---------------
                                                             77,684,255
                                                        ---------------

                    PAPER & FOREST PRODUCTS--1.3%
            232,100 International Paper Co.............       9,748,200
            225,000 Weyerhaeuser Co....................      15,124,500
                                                        ---------------
                                                             24,872,700
                                                        ---------------

                    PHARMACEUTICALS--6.6%
            453,400 Johnson & Johnson..................      28,754,628
            545,300 Merck & Co., Inc...................      17,525,942
            920,300 Novartis AG (ADR)..................      46,511,962
            775,125 Pfizer, Inc........................      20,843,111
            354,000 Wyeth..............................      15,076,860
                                                        ---------------
                                                            128,712,503
                                                        ---------------

                    SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT--1.4%
          1,198,200 Intel Corp.........................      28,025,898
                                                        ---------------

                    SOFTWARE--5.2%
          2,488,200 Microsoft Corp.....................      66,459,822
          2,625,800 Oracle Corp. (b)...................      36,025,976
                                                        ---------------
                                                            102,485,798
                                                        ---------------

                                                                VALUE
        SHARES                                                 (NOTE 1)
     ----------------------------------------------------------------------

                  SPECIALTY RETAIL--4.6%
          862,038 Circuit City Stores, Inc................. $    13,482,275
          710,200 Staples, Inc.............................      23,940,842
          749,200 The Home Depot, Inc......................      32,020,808
          475,640 The Sherwin-Williams Co..................      21,227,813
                                                            ---------------
                                                                 90,671,738
                                                            ---------------

                  TEXTILES, APPAREL & LUXURY GOODS--1.1%
          233,400 NIKE, Inc. (Class B).....................      21,167,046
                                                            ---------------

                  TOBACCO--1.5%
          477,500 Altria Group, Inc........................      29,175,250
                                                            ---------------

                  WIRELESS TELECOMMUNICATION SERVICES--2.4%
          932,200 Nextel Communications, Inc. (Class A) (b)      27,966,000
          706,400 Vodafone Group, Plc. (ADR) (c)...........      19,341,232
                                                            ---------------
                                                                 47,307,232
                                                            ---------------
                  Total Common Stocks
                   (Identified Cost $1,634,941,807)........   1,911,539,643
                                                            ---------------

     SHORT TERM INVESTMENTS--2.0%
         FACE
        AMOUNT
     ----------------------------------------------------------------------

                  COMMERCIAL PAPER--2.0%
     $  7,747,000 BP Amoco Capital, Plc.
                   2.150%, 01/03/05........................       7,746,075
       25,000,000 Goldman Sachs Group, L.P.
                   2.331%, 01/04/05........................      24,995,146
        6,541,000 UBS Finance, Inc. 2.346%, 01/03/05.......       6,540,148
                                                            ---------------
                                                                 39,281,369
                                                            ---------------
                  Total Short Term Investments
                   (Identified Cost $39,281,368)...........      39,281,369
                                                            ---------------
                  Total Investments--99.7%
                   (Identified Cost $1,674,223,175) (a)....   1,950,821,012
                  Other assets less liabilities............       4,891,347
                                                            ---------------
                  TOTAL NET ASSETS--100%................... $ 1,955,712,359
                                                            ===============

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-186

METROPOLITAN SERIES FUND, INC.

 BLACKROCK INVESTMENT TRUST PORTFOLIO (FORMERLY STATE STREET RESEARCH INVESTMENT TRUST PORTFOLIO)



STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2004

    ASSETS
      Investments at value.....................             $1,950,821,012
      Cash.....................................                      2,340
      Collateral for securities loaned.........                 73,838,468
      Receivable for:
       Securities sold.........................                  4,718,109
       Fund shares sold........................                     44,624
       Dividends and interest..................                  2,624,827
       Foreign taxes...........................                     53,225
                                                            --------------
        Total Assets...........................              2,032,102,605
    LIABILITIES
      Payable for:
       Fund shares redeemed.................... $ 1,568,199
       Withholding taxes.......................      27,808
       Return of collateral for securities
        loaned.................................  73,838,468
      Accrued expenses:
       Management fees.........................     803,789
       Service and distribution fees...........      11,934
       Other expenses..........................     140,048
                                                -----------
        Total Liabilities......................                 76,390,246
                                                            --------------
    NET ASSETS.................................             $1,955,712,359
                                                            ==============
      Net assets consist of:
       Capital paid in.........................             $2,168,886,221
       Undistributed net investment income.....                 20,596,328
       Accumulated net realized gains
        (losses)...............................               (510,368,026)
       Unrealized appreciation (depreciation)
        on investments.........................                276,597,836
                                                            --------------
    NET ASSETS.................................             $1,955,712,359
                                                            ==============
    Computation of offering price:
    CLASS A
    Net asset value and redemption price per
     share ( $1,877,979,642 divided by
     69,168,576 shares outstanding)............             $        27.15
                                                            ==============
    CLASS B
    Net asset value and redemption price per
     share ( $26,815,244 divided by
     999,444 shares outstanding)...............             $        26.83
                                                            ==============
    CLASS E
    Net asset value and redemption price per
     share ( $50,917,473 divided by
     1,890,083 shares outstanding).............             $        26.94
                                                            ==============
    Identified cost of investments.............             $1,674,223,175
                                                            ==============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2004

    INVESTMENT INCOME
      Dividends...............................              $ 29,905,804(a)
      Interest................................                   947,589(b)
                                                            ------------
                                                              30,853,393
    EXPENSES
      Management fees......................... $ 9,280,121
      Service and distribution fees--Class B..      47,016
      Service and distribution fees--Class E..      69,649
      Directors' fees and expenses............      23,099
      Custodian...............................     355,259
      Audit and tax services..................      21,371
      Legal...................................      46,395
      Printing................................     550,476
      Insurance...............................      44,940
      Miscellaneous...........................       6,569
                                               -----------
      Total expenses before reductions........  10,444,895
      Expense reductions......................    (271,890)   10,173,005
                                               -----------  ------------
    NET INVESTMENT INCOME.....................                20,680,388
                                                            ------------
    REALIZED AND UNREALIZED GAIN (LOSS)
    Realized gain (loss) on:
      Investments--net........................               205,253,561
    Unrealized appreciation (depreciation) on:
      Investments--net........................               (31,114,539)
                                                            ------------
    Net gain (loss)...........................               174,139,022
                                                            ------------
    NET INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS..........................              $194,819,410
                                                            ============

(a)Net of foreign taxes of $289,202.
(b)Includes income on securities loaned of $117,221.

                See accompanying notes to financial statements.

                                    MSF-187

METROPOLITAN SERIES FUND, INC.

 BLACKROCK INVESTMENT TRUST PORTFOLIO (FORMERLY STATE STREET RESEARCH INVESTMENT TRUST PORTFOLIO)

STATEMENT OF CHANGES IN NET ASSETS


                                                                       YEAR ENDED      YEAR ENDED
                                                                      DECEMBER 31,    DECEMBER 31,
                                                                          2004            2003
                                                                     --------------  --------------
FROM OPERATIONS
  Net investment income............................................. $   20,680,388  $   14,034,001
  Net realized gain (loss)..........................................    205,253,561     (17,451,108)
  Unrealized appreciation (depreciation)............................    (31,114,539)    459,570,368
                                                                     --------------  --------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................    194,819,410     456,153,261
                                                                     --------------  --------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................    (13,650,570)    (14,570,160)
    Class B.........................................................        (94,035)        (58,783)
    Class E.........................................................       (320,636)       (103,186)
                                                                     --------------  --------------
  TOTAL DISTRIBUTIONS...............................................    (14,065,241)    (14,732,129)
                                                                     --------------  --------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.   (161,012,460)    (84,146,550)
                                                                     --------------  --------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................     19,741,709     357,274,582

NET ASSETS
  Beginning of the period...........................................  1,935,970,650   1,578,696,068
                                                                     --------------  --------------
  End of the period................................................. $1,955,712,359  $1,935,970,650
                                                                     ==============  ==============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $   20,596,328  $   11,981,144
                                                                     ==============  ==============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                       YEAR ENDED                 YEAR ENDED
                                                                   DECEMBER 31, 2004          DECEMBER 31, 2003
                                                               -------------------------  -------------------------
                                                                 SHARES          $          SHARES          $
                                                               ----------  -------------  ----------  -------------
CLASS A
  Sales.......................................................  1,052,010  $  26,207,678   1,315,400  $  28,007,348
  Reinvestments...............................................    544,933     13,650,570     743,755     14,570,160
  Redemptions................................................. (8,912,782)  (222,526,292) (7,395,661)  (154,223,963)
                                                               ----------  -------------  ----------  -------------
  Net increase (decrease)..................................... (7,315,839) $(182,668,044) (5,336,506) $(111,646,455)
                                                               ==========  =============  ==========  =============
CLASS B
  Sales.......................................................    536,373  $  13,228,045     344,246  $   7,377,886
  Reinvestments...............................................      3,792         94,035       3,028         58,783
  Redemptions.................................................   (123,439)    (3,072,157)   (107,154)    (2,245,795)
                                                               ----------  -------------  ----------  -------------
  Net increase (decrease).....................................    416,726  $  10,249,923     240,120  $   5,190,874
                                                               ==========  =============  ==========  =============
CLASS E
  Sales.......................................................    886,852  $  21,957,102   1,179,574  $  25,531,532
  Reinvestments...............................................     12,887        320,636       5,297        103,186
  Redemptions.................................................   (438,520)   (10,872,077)   (154,406)    (3,325,687)
                                                               ----------  -------------  ----------  -------------
  Net increase (decrease).....................................    461,219  $  11,405,661   1,030,465  $  22,309,031
                                                               ==========  =============  ==========  =============
  Increase (decrease) derived from capital share transactions. (6,437,894) $(161,012,460) (4,065,921) $ (84,146,550)
                                                               ==========  =============  ==========  =============

                See accompanying notes to financial statements.

                                    MSF-188

METROPOLITAN SERIES FUND, INC.

 BLACKROCK INVESTMENT TRUST PORTFOLIO (FORMERLY STATE STREET RESEARCH INVESTMENT TRUST PORTFOLIO)

FINANCIAL HIGHLIGHTS



                                                                                   -----------

                                                                                   -----------
                                                                                      2004
                                                                                   ----------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $    24.67
                                                                                   ----------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................       0.29
  Net realized and unrealized gain (loss) on investments..........................       2.37
                                                                                   ----------
  Total from investment operations................................................       2.66
                                                                                   ----------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................      (0.18)
  Distributions from net realized capital gains...................................       0.00
                                                                                   ----------
  Total distributions.............................................................      (0.18)
                                                                                   ----------
NET ASSET VALUE, END OF PERIOD.................................................... $    27.15
                                                                                   ==========
TOTAL RETURN (%)..................................................................       10.9
Ratio of operating expenses to average net assets before expense reductions (%)...       0.54
Ratio of operating expenses to average net assets after expense reductions (%) (d)       0.53
Ratio of net investment income to average net assets (%)..........................       1.09
Portfolio turnover rate (%).......................................................         89
Net assets, end of period (000)................................................... $1,877,980

                                                                                                  CLASS A
                                                                                   -----------------------------------------------
                                                                                          YEAR ENDED DECEMBER 31,
                                                                                   -----------------------------------------------
                                                                                      2003        2002        2001
                                                                                   ----------  ----------  ----------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $    19.12  $    26.01  $    36.34
                                                                                   ----------  ----------  ----------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................       0.19        0.19        0.18
  Net realized and unrealized gain (loss) on investments..........................       5.54       (6.96)      (6.00)
                                                                                   ----------  ----------  ----------
  Total from investment operations................................................       5.73       (6.77)      (5.82)
                                                                                   ----------  ----------  ----------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................      (0.18)      (0.12)      (0.25)
  Distributions from net realized capital gains...................................       0.00        0.00       (4.26)
                                                                                   ----------  ----------  ----------
  Total distributions.............................................................      (0.18)      (0.12)      (4.51)
                                                                                   ----------  ----------  ----------
NET ASSET VALUE, END OF PERIOD.................................................... $    24.67  $    19.12  $    26.01
                                                                                   ==========  ==========  ==========
TOTAL RETURN (%)..................................................................       30.2       (26.1)      (17.0)
Ratio of operating expenses to average net assets before expense reductions (%)...       0.56        0.54        0.53
Ratio of operating expenses to average net assets after expense reductions (%) (d)       0.55        0.52        0.50
Ratio of net investment income to average net assets (%)..........................       0.83        0.79        0.58
Portfolio turnover rate (%).......................................................         75          79         101
Net assets, end of period (000)................................................... $1,886,744  $1,564,635  $2,457,339

                                                                                   -----------

                                                                                   -----------
                                                                                      2000
                                                                                   ----------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $    39.14
                                                                                   ----------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................       0.19
  Net realized and unrealized gain (loss) on investments..........................      (2.55)
                                                                                   ----------
  Total from investment operations................................................      (2.36)
                                                                                   ----------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................       0.00
  Distributions from net realized capital gains...................................      (0.44)
                                                                                   ----------
  Total distributions.............................................................      (0.44)
                                                                                   ----------
NET ASSET VALUE, END OF PERIOD.................................................... $    36.34
                                                                                   ==========
TOTAL RETURN (%)..................................................................       (6.2)
Ratio of operating expenses to average net assets before expense reductions (%)...       0.50
Ratio of operating expenses to average net assets after expense reductions (%) (d)       0.49
Ratio of net investment income to average net assets (%)..........................       0.48
Portfolio turnover rate (%).......................................................         86
Net assets, end of period (000)................................................... $3,278,964

                                                                CLASS B                                     CLASS E
                                              ---------------------------------------     -------------------------
                                               YEAR ENDED DECEMBER 31,   MAY 1, 2001(A)    YEAR ENDED DECEMBER 31,
                                              ------------------------       THROUGH      ------------------------
                                                2004     2003    2002   DECEMBER 31, 2001   2004     2003    2002
                                              -------  -------  ------  ----------------- -------  -------  ------
NET ASSET VALUE, BEGINNING OF PERIOD......... $ 24.40  $ 18.93  $25.80       $29.14       $ 24.50  $ 19.01  $25.89
                                              -------  -------  ------       ------       -------  -------  ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income......................    0.24     0.14    0.12         0.02          0.24     0.16    0.16
  Net realized and unrealized gain (loss) on
   investments...............................    2.33     5.48   (6.87)       (3.36)         2.37     5.51   (6.92)
                                              -------  -------  ------       ------       -------  -------  ------
  Total from investment operations...........    2.57     5.62   (6.75)       (3.34)         2.61     5.67   (6.76)
                                              -------  -------  ------       ------       -------  -------  ------
LESS DISTRIBUTIONS
  Distributions from net investment income...   (0.14)   (0.15)  (0.12)        0.00         (0.17)   (0.18)  (0.12)
                                              -------  -------  ------       ------       -------  -------  ------
  Total distributions........................   (0.14)   (0.15)  (0.12)        0.00         (0.17)   (0.18)  (0.12)
                                              -------  -------  ------       ------       -------  -------  ------
NET ASSET VALUE, END OF PERIOD............... $ 26.83  $ 24.40  $18.93       $25.80       $ 26.94  $ 24.50  $19.01
                                              =======  =======  ======       ======       =======  =======  ======
TOTAL RETURN (%).............................    10.6     29.9   (26.3)       (11.5)(b)      10.7     30.0   (26.2)
Ratio of operating expenses to average net
 assets before expense reductions (%)........    0.79     0.81    0.79         0.78 (c)      0.69     0.71    0.69
Ratio of operating expenses to average net
 assets after expense reductions (%) (d).....    0.78     0.80    0.77         0.75 (c)      0.68     0.70    0.67
Ratio of net investment income to average net
 assets (%)..................................    0.98     0.59    0.61         0.45 (c)      0.98     0.71    0.79
Portfolio turnover rate (%)..................      89       75      79          101            89       75      79
Net assets, end of period (000).............. $26,815  $14,219  $6,486       $2,849       $50,917  $35,008  $7,575

                                              --------------
                                               MAY 1, 2001(A)
                                                   THROUGH
                                              DECEMBER 31, 2001
                                              -----------------
NET ASSET VALUE, BEGINNING OF PERIOD.........      $29.23
                                                   ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income......................        0.01
  Net realized and unrealized gain (loss) on
   investments...............................       (3.35)
                                                   ------
  Total from investment operations...........       (3.34)
                                                   ------
LESS DISTRIBUTIONS
  Distributions from net investment income...        0.00
                                                   ------
  Total distributions........................        0.00
                                                   ------
NET ASSET VALUE, END OF PERIOD...............      $25.89
                                                   ======
TOTAL RETURN (%).............................       (11.4)(b)
Ratio of operating expenses to average net
 assets before expense reductions (%)........        0.68 (c)
Ratio of operating expenses to average net
 assets after expense reductions (%) (d).....        0.65 (c)
Ratio of net investment income to average net
 assets (%)..................................        0.43 (c)
Portfolio turnover rate (%)..................         101
Net assets, end of period (000)..............      $   11

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.
(d)The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                See accompanying notes to financial statements.

                                    MSF-189

METROPOLITAN SERIES FUND, INC.

 BLACKROCK LEGACY LARGE CAP GROWTH PORTFOLIO (FORMERLY STATE STREET RESEARCH LARGE CAP GROWTH)

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

COMMON STOCKS--99.5% OF TOTAL NET ASSETS

                                                                    VALUE
  SHARES                                                           (NOTE 1)
  ----------------------------------------------------------------------------

          AEROSPACE & DEFENSE--1.4%
   76,500 General Dynamics Corp................................. $   8,001,900
                                                                 -------------

          BEVERAGES--1.4%
  158,400 Anheuser-Busch Cos., Inc..............................     8,035,632
                                                                 -------------

          BIOTECHNOLOGY--4.3%
   50,800 Amgen, Inc. (b).......................................     3,258,820
  125,300 Biogen Idec, Inc. (b) (c).............................     8,346,233
  129,000 Charles River Laboratories International, Inc. (b) (c)     5,935,290
   83,500 Genentech, Inc. (b)...................................     4,545,740
   49,400 Invitrogen Corp. (b)..................................     3,316,222
                                                                 -------------
                                                                    25,402,305
                                                                 -------------

          CAPITAL MARKETS--1.0%
   55,400 The Goldman Sachs Group, Inc..........................     5,763,816
                                                                 -------------

          CHEMICALS--1.7%
  183,800 Monsanto Co...........................................    10,210,090
                                                                 -------------

          COMMERCIAL SERVICES & SUPPLIES--1.2%
  145,100 Manpower, Inc.........................................     7,008,330
                                                                 -------------

          COMMUNICATIONS EQUIPMENT--4.7%
  593,950 Cisco Systems, Inc. (b)...............................    11,463,235
  176,000 Juniper Networks, Inc. (b) (c)........................     4,785,440
  266,800 QUALCOMM, Inc.........................................    11,312,320
                                                                 -------------
                                                                    27,560,995
                                                                 -------------

          COMPUTERS & PERIPHERALS--4.6%
  372,600 Dell, Inc. (b)........................................    15,701,364
  771,100 EMC Corp. (b).........................................    11,466,257
                                                                 -------------
                                                                    27,167,621
                                                                 -------------

          CONSUMER FINANCE--6.1%
  212,200 American Express Co...................................    11,961,714
  320,800 MBNA Corp.............................................     9,043,352
  336,400 Providian Financial Corp. (b).........................     5,540,508
  173,400 SLM Corp..............................................     9,257,826
                                                                 -------------
                                                                    35,803,400
                                                                 -------------

          DIVERSIFIED FINANCIAL SERVICES--2.4%
  182,500 Citigroup, Inc........................................     8,792,850
  137,700 JPMorgan Chase & Co...................................     5,371,677
                                                                 -------------
                                                                    14,164,527
                                                                 -------------

          DIVERSIFIED TELECOMMUNICATION SERVICES--1.9%
  444,100 Sprint Corp...........................................    11,035,885
                                                                 -------------

          ENERGY EQUIPMENT & SERVICES--0.6%
   53,200 Schlumberger, Ltd.....................................     3,561,740
                                                                 -------------

                                                                  VALUE
   SHARES                                                        (NOTE 1)
   -------------------------------------------------------------------------

           HEALTH CARE EQUIPMENT & SUPPLIES--2.5%
    76,700 Guidant Corp....................................... $   5,530,070
   112,200 St. Jude Medical, Inc. (b).........................     4,704,546
    56,400 Zimmer Holdings, Inc. (b)..........................     4,518,768
                                                               -------------
                                                                  14,753,384
                                                               -------------

           HEALTH CARE PROVIDERS & SERVICES--5.9%
    53,500 Aetna, Inc.........................................     6,674,125
   163,300 Caremark Rx, Inc. (b)..............................     6,438,919
    54,300 PacifiCare Health Systems, Inc. (b) (c)............     3,069,036
    31,000 Quest Diagnostics, Inc.............................     2,962,050
   172,700 UnitedHealth Group, Inc............................    15,202,781
                                                               -------------
                                                                  34,346,911
                                                               -------------

           HOTELS, RESTAURANTS & LEISURE--4.7%
    79,400 International Game Technology......................     2,729,772
   168,100 Marriott International, Inc. (Class A).............    10,586,938
   108,100 Starbucks Corp. (b)................................     6,741,116
   126,300 Starwood Hotels & Resorts Worldwide, Inc. (Class B)     7,375,920
                                                               -------------
                                                                  27,433,746
                                                               -------------

           HOUSEHOLD DURABLES--1.1%
    50,700 Harman International Industries, Inc...............     6,438,900
                                                               -------------

           HOUSEHOLD PRODUCTS--3.9%
   137,200 The Clorox Co......................................     8,085,196
   266,200 The Procter & Gamble Co............................    14,662,296
                                                               -------------
                                                                  22,747,492
                                                               -------------

           IT SERVICES--1.6%
   133,600 Alliance Data Systems Corp. (b)....................     6,343,328
    71,500 Cognizant Technology Solutions Corp.
            (Class A) (b) (c).................................     3,026,595
                                                               -------------
                                                                   9,369,923
                                                               -------------

           INDUSTRIAL CONGLOMERATES--6.4%
   590,300 General Electric Co................................    21,545,950
   449,600 Tyco International, Ltd............................    16,068,704
                                                               -------------
                                                                  37,614,654
                                                               -------------

           INSURANCE--0.9%
    82,825 American International Group, Inc..................     5,439,118
                                                               -------------

           INTERNET & CATALOG RETAIL--2.5%
   126,900 eBay, Inc. (b).....................................    14,755,932
                                                               -------------

           INTERNET SOFTWARE & SERVICES--2.4%
   377,100 Yahoo!, Inc. (b)...................................    14,209,128
                                                               -------------

           MEDIA--3.7%
   140,800 Comcast Corp. (Special Class A) (b)................     4,623,872
   702,900 News Corp., Inc. (c)...............................    13,495,680
   120,350 The Walt Disney Co.................................     3,345,730
                                                               -------------
                                                                  21,465,282
                                                               -------------

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-190

METROPOLITAN SERIES FUND, INC.

 BLACKROCK LEGACY LARGE CAP GROWTH PORTFOLIO (FORMERLY STATE STREET RESEARCH LARGE CAP GROWTH)

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

COMMON STOCKS--(CONTINUED)


                                                               VALUE
        SHARES                                                (NOTE 1)
      -------------------------------------------------------------------

                 METALS & MINING--1.4%
         203,700 CONSOL Energy, Inc........................ $   8,361,885
                                                            -------------

                 MULTILINE RETAIL--3.6%
         137,600 Kohl's Corp. (b)..........................     6,765,792
         280,200 Target Corp...............................    14,550,786
                                                            -------------
                                                               21,316,578
                                                            -------------

                 OFFICE ELECTRONICS--0.4%
          43,100 Zebra Technologies Corp. (Class A) (b) (c)     2,425,668
                                                            -------------

                 OIL & GAS--2.3%
         128,300 EOG Resources, Inc........................     9,155,488
          70,300 Newfield Exploration Co. (b)..............     4,151,215
                                                            -------------
                                                               13,306,703
                                                            -------------

                 PHARMACEUTICALS--8.6%
          88,000 Allergan, Inc.............................     7,134,160
          46,600 Elan Corp., Plc. (ADR) (b) (c)............     1,269,850
         231,600 Johnson & Johnson.........................    14,688,072
         345,000 Novartis AG (ADR).........................    17,436,300
         374,700 Pfizer, Inc...............................    10,075,683
                                                            -------------
                                                               50,604,065
                                                            -------------

                 SEDMICONDUCTOR & SEMICONDUCTOR EQUIPMENT--4.1%
         676,100 Intel Corp................................    15,813,979
         139,100 Linear Technology Corp....................     5,391,516
         231,500 PMC-Sierra, Inc. (b)......................     2,604,375
                                                            -------------
                                                               23,809,870
                                                            -------------

                 SOFTWARE--6.4%
         847,400 Microsoft Corp............................    22,634,054
         950,300 Oracle Corp. (b)..........................    13,038,116
         144,300 Red Hat, Inc. (b) (c).....................     1,926,405
                                                            -------------
                                                               37,598,575
                                                            -------------

                                                                 VALUE
          SHARES                                                (NOTE 1)
        -------------------------------------------------------------------

                       SPECIALTY RETAIL--2.7%
             59,200    Lowe's Cos., Inc...................... $   3,409,328
            164,800    PETsMART, Inc.........................     5,855,344
            201,000    Staples, Inc..........................     6,775,710
                                                              -------------
                                                                 16,040,382
                                                              -------------

                       TEXTILES, APPAREL & LUXURY GOODS--3.1%
             68,800    Coach, Inc. (b).......................     3,880,320
             80,200    NIKE, Inc. (Class B)..................     7,273,338
            161,800    Polo Ralph Lauren Corp. (c)...........     6,892,680
                                                              -------------
                                                                 18,046,338
                                                              -------------
                       Total Common Stocks
                        (Identified Cost $504,154,631).......   583,800,775
                                                              -------------

        SHORT TERM INVESTMENTS--0.2%
           FACE
          AMOUNT
        -------------------------------------------------------------------

                       COMMERCIAL PAPER--0.2%
        $ 1,360,000    UBS Finance, Inc. 2.200%, 01/03/05.... $   1,359,834
                                                              -------------
                       Total Short Term Investments
                        (Identified Cost $1,359,834).........     1,359,834
                                                              -------------
                       Total Investments--99.7%
                        (Identified Cost $505,514,465) (a)...   585,160,609
                       Other assets less liabilities.........     1,680,238
                                                              -------------
                       TOTAL NET ASSETS--100%................ $ 586,840,847
                                                              =============

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-191

METROPOLITAN SERIES FUND, INC.

 BLACKROCK LEGACY LARGE CAP GROWTH PORTFOLIO (FORMERLY STATE STREET RESEARCH LARGE CAP GROWTH)




STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2004

     ASSETS
       Investments at value.....................             $ 585,160,609
       Cash.....................................                     1,213
       Collateral for securities loaned.........                35,990,139
       Receivable for:
        Securities sold.........................                 2,261,665
        Fund shares sold........................                 1,146,129
        Dividends and interest..................                   425,289
                                                             -------------
         Total Assets...........................               624,985,044
     LIABILITIES
       Payable for:
        Fund shares redeemed.................... $ 1,692,775
        Return of collateral for securities
         loaned.................................  35,990,139
       Accrued expenses:
        Management fees.........................     359,558
        Service and distribution fees...........      11,833
        Deferred directors fees.................      29,355
        Other expenses..........................      60,537
                                                 -----------
         Total Liabilities......................                38,144,197
                                                             -------------
     NET ASSETS.................................             $ 586,840,847
                                                             =============
       Net assets consist of:
        Capital paid in.........................             $ 761,082,065
        Undistributed net investment income
         (loss).................................                 2,139,538
        Accumulated net realized gains
         (losses)...............................              (256,026,900)
        Unrealized appreciation (depreciation)
         on investments.........................                79,646,144
                                                             -------------
     NET ASSETS.................................             $ 586,840,847
                                                             =============
     Computation of offering price:
     CLASS A
     Net asset value and redemption price per
      share ( $510,771,280 divided by
      25,077,639 shares outstanding)............             $       20.37
                                                             =============
     CLASS B
     Net asset value and redemption price per
      share ( $28,818,234 divided by
      1,437,869 shares outstanding).............             $       20.04
                                                             =============
     CLASS E
     Net asset value and redemption price per
      share ( $47,251,333 divided by
      2,339,982 shares outstanding).............             $       20.19
                                                             =============
     Identified cost of investments.............             $ 505,514,465
                                                             =============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2004

     INVESTMENT INCOME
       Dividends...............................             $  6,461,159(a)
       Interest................................                  154,215(b)
                                                            ------------
                                                               6,615,374
     EXPENSES
       Management fees......................... $4,181,373
       Service and distribution fees--Class B..     39,901
       Service and distribution fees--Class E..     63,908
       Directors' fees and expenses............     25,532
       Custodian...............................    122,477
       Audit and tax services..................     21,371
       Legal...................................     12,792
       Printing................................    162,771
       Insurance...............................     12,085
       Miscellaneous...........................      4,473
                                                ----------
       Total expenses before reductions........  4,646,683
       Expense reductions......................   (223,521)    4,423,162
                                                ----------  ------------
     NET INVESTMENT INCOME (LOSS)..............                2,192,212
                                                            ------------
     REALIZED AND UNREALIZED GAIN (LOSS)
     Realized gain (loss) on:
       Investments--net........................               61,402,507
     Unrealized appreciation (depreciation) on:
       Investments--net........................              (15,127,902)
                                                            ------------
     Net gain (loss)...........................               46,274,605
                                                            ------------
     NET INCREASE (DECREASE) IN NET ASSETS
      FROM OPERATIONS..........................             $ 48,466,817
                                                            ============

(a)Net of foreign taxes of $38,294.
(b)Includes income on securities loaned of $47,219.

                See accompanying notes to financial statements.

                                    MSF-192

METROPOLITAN SERIES FUND, INC.

 BLACKROCK LEGACY LARGE CAP GROWTH PORTFOLIO (FORMERLY STATE STREET RESEARCH LARGE CAP GROWTH)

STATEMENT OF CHANGES IN NET ASSETS


                                                                      YEAR ENDED    YEAR ENDED
                                                                     DECEMBER 31,  DECEMBER 31,
                                                                         2004          2003
                                                                     ------------  ------------
FROM OPERATIONS
  Net investment income (loss)...................................... $  2,192,212  $    (54,086)
  Net realized gain.................................................   61,402,507    57,930,326
  Unrealized appreciation (depreciation)............................  (15,127,902)   96,726,234
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................   48,466,817   154,602,474
                                                                     ------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................            0      (279,573)
                                                                     ------------  ------------
  TOTAL DISTRIBUTIONS...............................................            0      (279,573)
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.  (38,842,134)  (42,001,758)
                                                                     ------------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................    9,624,683   112,321,143

NET ASSETS
  Beginning of the period...........................................  577,216,164   464,895,021
                                                                     ------------  ------------
  End of the period................................................. $586,840,847  $577,216,164
                                                                     ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $  2,139,538  $    (21,324)
                                                                     ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                       YEAR ENDED                 YEAR ENDED
                                                                   DECEMBER 31, 2004           DECEMBER 31, 2003
                                                               -------------------------  --------------------------
                                                                 SHARES          $           SHARES          $
                                                               ----------  -------------  -----------  -------------
CLASS A
  Sales.......................................................  4,377,237  $  82,651,664    6,987,320  $ 110,813,878
  Reinvestments...............................................          0              0       19,361        279,573
  Redemptions................................................. (8,138,806)  (153,665,556) (10,602,971)  (167,671,105)
                                                               ----------  -------------  -----------  -------------
  Net increase (decrease)..................................... (3,761,569) $ (71,013,892)  (3,596,290) $ (56,577,654)
                                                               ==========  =============  ===========  =============
CLASS B
  Sales.......................................................  1,629,166  $  29,464,501        4,970  $      85,305
  Redemptions.................................................   (196,110)    (3,622,230)        (226)        (3,745)
                                                               ----------  -------------  -----------  -------------
  Net increase (decrease).....................................  1,433,056     25,842,271        4,744  $      81,560
                                                               ==========  =============  ===========  =============
CLASS E
  Sales.......................................................    722,082  $  13,600,671    1,199,100  $  19,448,257
  Redemptions.................................................   (388,316)    (7,271,184)    (297,504)    (4,953,921)
                                                               ----------  -------------  -----------  -------------
  Net increase (decrease).....................................    333,766  $   6,329,487      901,596  $  14,494,336
                                                               ==========  =============  ===========  =============
  Increase (decrease) derived from capital share transactions. (1,994,747) $ (38,842,134)  (2,689,950) $ (42,001,758)
                                                               ==========  =============  ===========  =============

                See accompanying notes to financial statements.

                                    MSF-193

METROPOLITAN SERIES FUND, INC.

 BLACKROCK LEGACY LARGE CAP GROWTH PORTFOLIO (FORMERLY STATE STREET RESEARCH LARGE CAP GROWTH)

FINANCIAL HIGHLIGHTS


                                                                                                       CLASS A
                                                                                   --------------------------------------
                                                                                               YEAR ENDED DECEMBER 31,
                                                                                   --------------------------------------
                                                                                     2004     2003      2002      2001
                                                                                   -------- --------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $  18.72 $  13.86  $  20.74  $  25.06
                                                                                   -------- --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................     0.08     0.00      0.01      0.00
  Net realized and unrealized gain (loss) on investments..........................     1.57     4.87     (6.89)    (2.91)
                                                                                   -------- --------  --------  --------
  Total from investment operations................................................     1.65     4.87     (6.88)    (2.91)
                                                                                   -------- --------  --------  --------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................     0.00    (0.01)     0.00     (0.07)
  Distributions from net realized capital gains...................................     0.00     0.00      0.00     (1.34)
  Distributions in excess of net realized capital gains...........................     0.00     0.00      0.00      0.00
                                                                                   -------- --------  --------  --------
  Total distributions.............................................................     0.00    (0.01)     0.00     (1.41)
                                                                                   -------- --------  --------  --------
NET ASSET VALUE, END OF PERIOD.................................................... $  20.37 $  18.72  $  13.86  $  20.74
                                                                                   ======== ========  ========  ========
TOTAL RETURN (%)..................................................................      8.8     35.2     (33.2)    (12.0)
Ratio of operating expenses to average net assets before expense reductions (%)...     0.80     0.82      0.79      0.84
Ratio of operating expenses to average net assets after expense reductions (%) (d)     0.76     0.80        --        --
Ratio of net investment income (loss) to average net assets (%)...................     0.39     0.00      0.05      0.00
Portfolio turnover rate (%).......................................................      190      167       243        88
Net assets, end of period (000)................................................... $510,771 $539,840  $449,676  $788,097

                                                                                   ---------

                                                                                   ---------
                                                                                     2000
                                                                                   --------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $  29.34
                                                                                   --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................     0.03
  Net realized and unrealized gain (loss) on investments..........................    (3.99)
                                                                                   --------
  Total from investment operations................................................    (3.96)
                                                                                   --------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................    (0.09)
  Distributions from net realized capital gains...................................     0.00
  Distributions in excess of net realized capital gains...........................    (0.23)
                                                                                   --------
  Total distributions.............................................................    (0.32)
                                                                                   --------
NET ASSET VALUE, END OF PERIOD.................................................... $  25.06
                                                                                   ========
TOTAL RETURN (%)..................................................................    (13.7)
Ratio of operating expenses to average net assets before expense reductions (%)...     0.79
Ratio of operating expenses to average net assets after expense reductions (%) (d)       --
Ratio of net investment income (loss) to average net assets (%)...................     0.23
Portfolio turnover rate (%).......................................................       88
Net assets, end of period (000)................................................... $968,357

                                                                             CLASS B                              CLASS E
                                                                 ----------------------------     -------------------------
                                                                   YEAR ENDED    JULY 30, 2002(A)        YEAR ENDED
                                                                  DECEMBER 31,       THROUGH            DECEMBER 31,
                                                                 --------------    DECEMBER 31,   ------------------------
                                                                  2004    2003         2002        2004     2003     2002
                                                                 ------- ------  ---------------- ------- -------  -------
NET ASSET VALUE, BEGINNING OF PERIOD............................ $ 18.46 $13.65       $14.64      $ 18.59 $ 13.78  $ 20.64
                                                                 ------- ------       ------      ------- -------  -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)..................................    0.07   0.00        (0.01)        0.06   (0.02)   (0.01)
  Net realized and unrealized gain (loss) on investments........    1.51   4.81        (0.98)        1.54    4.83    (6.85)
                                                                 ------- ------       ------      ------- -------  -------
  Total from investment operations..............................    1.58   4.81        (0.99)        1.60    4.81    (6.86)
                                                                 ------- ------       ------      ------- -------  -------
NET ASSET VALUE, END OF PERIOD.................................. $ 20.04 $18.46       $13.65      $ 20.19 $ 18.59  $ 13.78
                                                                 ======= ======       ======      ======= =======  =======
TOTAL RETURN (%)................................................     8.6   35.2         (6.8)(b)      8.6    34.9    (33.2)
Ratio of operating expenses to average net assets before expense
 reductions (%).................................................    1.05   1.07         1.04 (c)     0.95    0.97     0.94
Ratio of operating expenses to average net assets after expense
 reductions (%) (d).............................................    1.01   1.05           --         0.91    0.95       --
Ratio of net investment income (loss) to average net assets (%).    0.59  (0.04)       (0.24)(c)     0.29   (0.14)   (0.06)
Portfolio turnover rate (%).....................................     190    167          243 (c)      190     167      243
Net assets, end of period (000)................................. $28,818 $   89       $    1      $47,251 $37,288  $15,218

                                                                 -----------
                                                                 MAY 1, 2001(A)
                                                                    THROUGH
                                                                  DECEMBER 31,
                                                                      2001
                                                                 --------------
NET ASSET VALUE, BEGINNING OF PERIOD............................     $23.50
                                                                     ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)..................................       0.00
  Net realized and unrealized gain (loss) on investments........      (2.86)
                                                                     ------
  Total from investment operations..............................      (2.86)
                                                                     ------
NET ASSET VALUE, END OF PERIOD..................................     $20.64
                                                                     ======
TOTAL RETURN (%)................................................      (12.2)(b)
Ratio of operating expenses to average net assets before expense
 reductions (%).................................................       0.99 (c)
Ratio of operating expenses to average net assets after expense
 reductions (%) (d).............................................         --
Ratio of net investment income (loss) to average net assets (%).       0.00 (c)
Portfolio turnover rate (%).....................................         88 (c)
Net assets, end of period (000).................................     $4,994

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.
(d)The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.


                See accompanying notes to financial statements.

                                    MSF-194

METROPOLITAN SERIES FUND, INC.

 BLACKROCK LARGE CAP VALUE PORTFOLIO (FORMERLY STATE STREET RESEARCH LARGE CAP VALUE PORTFOLIO)

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

COMMON STOCKS--98.6% OF TOTAL NET ASSETS

                                                           VALUE
           SHARES                                         (NOTE 1)
           ----------------------------------------------------------

                   AEROSPACE & DEFENSE--5.2%
            52,115 Honeywell International, Inc........ $   1,845,392
            14,700 Lockheed Martin Corp................       816,585
            48,000 Raytheon Co.........................     1,863,840
            24,870 The Boeing Co.......................     1,287,520
                                                        -------------
                                                            5,813,337
                                                        -------------

                   AUTOMOBILES--0.7%
            20,600 General Motors Corp.................       825,236
                                                        -------------

                   BIOTECHNOLOGY--0.7%
            27,800 MedImmune, Inc. (b).................       753,658
                                                        -------------

                   CAPITAL MARKETS--4.6%
            17,600 Merrill Lynch & Co., Inc............     1,051,952
            30,180 Morgan Stanley......................     1,675,594
            46,300 The Bank of New York Co., Inc.......     1,547,346
            71,100 The Charles Schwab Corp.............       850,356
                                                        -------------
                                                            5,125,248
                                                        -------------

                   CHEMICALS--2.9%
            23,800 Air Products & Chemicals, Inc.......     1,379,686
            38,850 E. I. du Pont de Nemours & Co.......     1,905,592
                                                        -------------
                                                            3,285,278
                                                        -------------

                   COMMERCIAL BANKS--6.2%
            85,586 Bank of America Corp................     4,021,686
            17,070 PNC Financial Services Group, Inc...       980,501
            63,450 U.S. Bancorp........................     1,987,254
                                                        -------------
                                                            6,989,441
                                                        -------------

                   COMMERCIAL SERVICES & SUPPLIES--2.3%
            42,980 Cendant Corp........................     1,004,873
            50,880 Waste Management, Inc...............     1,523,347
                                                        -------------
                                                            2,528,220
                                                        -------------

                   COMMUNICATIONS EQUIPMENT--0.8%
            51,600 Motorola, Inc.......................       887,520
                                                        -------------

                   COMPUTERS & PERIPHERALS--2.0%
            47,400 Hewlett-Packard Co..................       993,978
           234,500 Sun Microsystems, Inc. (b)..........     1,261,610
                                                        -------------
                                                            2,255,588
                                                        -------------

                   CONSUMER FINANCE--1.2%
            49,380 MBNA Corp...........................     1,392,022
                                                        -------------

                   DIVERSIFIED FINANCIAL SERVICES--4.9%
            73,371 Citigroup, Inc......................     3,535,015
            51,740 JPMorgan Chase & Co.................     2,018,377
                                                        -------------
                                                            5,553,392
                                                        -------------

                   DIVERSIFIED TELECOMMUNICATION SERVICES--4.2%
            72,600 SBC Communications, Inc.............     1,870,902
            34,500 Sprint Corp.........................       857,325
            49,390 Verizon Communications, Inc.........     2,000,789
                                                        -------------
                                                            4,729,016
                                                        -------------

                                                            VALUE
         SHARES                                            (NOTE 1)
         -------------------------------------------------------------

                ELECTRIC UTILITIES--1.9%
         39,430 PPL Corp................................ $   2,100,830
                                                         -------------

                ELECTRONIC EQUIPMENT & INSTRUMENTS--1.0%
         48,600 Agilent Technologies, Inc. (b)..........     1,171,260
                                                         -------------

                ENERGY EQUIPMENT & SERVICES--2.0%
         28,610 Halliburton Co..........................     1,122,657
         26,870 Transocean, Inc.........................     1,139,019
                                                         -------------
                                                             2,261,676
                                                         -------------

                FOOD & STAPLES RETAILING--2.9%
         38,570 CVS Corp................................     1,738,350
         88,030 The Kroger Co. (b)......................     1,544,046
                                                         -------------
                                                             3,282,396
                                                         -------------

                FOOD PRODUCTS--2.0%
         28,290 General Mills, Inc......................     1,406,296
         24,800 Kraft Foods, Inc. (Class A).............       883,128
                                                         -------------
                                                             2,289,424
                                                         -------------

                HEALTH CARE EQUIPMENT & SUPPLIES--1.5%
         49,030 Baxter International, Inc...............     1,693,496
                                                         -------------

                HEALTH CARE PROVIDERS & SERVICES--1.2%
         34,207 HCA, Inc................................     1,366,912
                                                         -------------

                HOTELS, RESTAURANTS & LEISURE--1.9%
         66,240 McDonald's Corp.........................     2,123,654
                                                         -------------

                HOUSEHOLD DURABLES--1.0%
         46,000 Newell Rubbermaid, Inc..................     1,112,740
                                                         -------------

                HOUSEHOLD PRODUCTS--1.1%
         18,900 Kimberly-Clark Corp.....................     1,243,809
                                                         -------------

                IT SERVICES--0.9%
         42,100 Electronic Data Systems Corp............       972,510
                                                         -------------

                INDUSTRIAL CONGLOMERATES--3.2%
         34,800 General Electric Co.....................     1,270,200
         64,520 Tyco International, Ltd.................     2,305,945
                                                         -------------
                                                             3,576,145
                                                         -------------

                INSURANCE--5.5%
         29,860 American International Group, Inc.......     1,960,906
         24,300 Genworth Financial, Inc.................       656,100
         17,380 Hartford Financial Services Group, Inc..     1,204,608
         35,700 UnumProvident Corp......................       640,458
         22,680 XL Capital, Ltd. (Class A)..............     1,761,102
                                                         -------------
                                                             6,223,174
                                                         -------------

                INVESTMENT COMPANY--3.9%
         65,400 iShares Russell 1000 Value Index Fund...     4,340,598
                                                         -------------

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-195

METROPOLITAN SERIES FUND, INC.

 BLACKROCK LARGE CAP VALUE PORTFOLIO (FORMERLY STATE STREET RESEARCH LARGE CAP VALUE PORTFOLIO)

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

COMMON STOCKS--(CONTINUED)


                                                          VALUE
            SHARES                                       (NOTE 1)
            --------------------------------------------------------

                    LEISURE EQUIPMENT & PRODUCTS--0.9%
             53,900 Mattel, Inc....................... $   1,050,511
                                                       -------------

                    MEDIA--7.0%
            135,870 Liberty Media Corp. (Class A) (b).     1,491,853
             73,753 The DIRECTV Group, Inc. (b).......     1,234,625
             75,090 The Walt Disney Co................     2,087,502
             80,800 Time Warner, Inc. (b).............     1,570,752
             17,200 Tribune Co........................       724,808
             21,600 Viacom, Inc. (Class B)............       786,024
                                                       -------------
                                                           7,895,564
                                                       -------------

                    METALS & MINING--1.4%
             15,920 Alcoa, Inc........................       500,206
             27,300 CONSOL Energy, Inc................     1,120,665
                                                       -------------
                                                           1,620,871
                                                       -------------

                    MULTILINE RETAIL--0.7%
             14,140 Federated Department Stores, Inc..       817,151
                                                       -------------

                    OIL & GAS--8.8%
             12,300 Amerada Hess Corp.................     1,013,274
             10,470 Anadarko Petroleum Corp...........       678,561
             17,820 BP, Plc. (ADR)....................     1,040,688
             33,286 ChevronTexaco Corp................     1,747,848
             15,800 EOG Resources, Inc................     1,127,488
             58,224 Exxon Mobil Corp..................     2,984,562
             22,800 Royal Dutch Petroleum Co. (ADR)...     1,308,264
                                                       -------------
                                                           9,900,685
                                                       -------------

                    PAPER & FOREST PRODUCTS--1.3%
             34,970 International Paper Co............     1,468,740
                                                       -------------

                    PHARMACEUTICALS--4.0%
             47,810 Bristol-Myers Squibb Co...........     1,224,892
             28,000 Merck & Co., Inc..................       899,920
             19,300 Pfizer, Inc.......................       518,977
             43,790 Schering-Plough Corp..............       914,335
             22,970 Wyeth.............................       978,293
                                                       -------------
                                                           4,536,417
                                                       -------------

                    ROAD & RAIL--1.8%
             29,900 Union Pacific Corp................     2,010,775
                                                       -------------

                    SOFTWARE--1.0%
             41,250 Microsoft Corp....................     1,101,787
                                                       -------------

                    SPECIALTY RETAIL--3.5%
             67,460 The Gap, Inc......................     1,424,755
             38,100 The Home Depot, Inc...............     1,628,394
             43,300 Toys "R" Us, Inc. (b).............       886,351
                                                       -------------
                                                           3,939,500
                                                       -------------

                                                             VALUE
           SHARES                                           (NOTE 1)
         --------------------------------------------------------------

                    THRIFTS & MORTGAGE FINANCE--1.5%
             14,620 Federal National Mortgage Association $   1,041,090
             15,100 Washington Mutual, Inc...............       638,428
                                                          -------------
                                                              1,679,518
                                                          -------------

                    TOBACCO--1.0%
             17,740 Altria Group, Inc....................     1,083,914
                                                          -------------
                    Total Common Stocks
                     (Identified Cost $94,410,876).......   111,002,013
                                                          -------------

         SHORT TERM INVESTMENTS--1.3%
            FACE
           AMOUNT
         --------------------------------------------------------------

                    COMMERCIAL PAPER--1.3%
         $1,294,000 UBS Finance, Inc. 2.200%, 01/03/05...     1,293,842
            233,000 UBS Finance, Inc. 2.346%, 01/03/05...       232,970
                                                          -------------
                                                              1,526,812
                                                          -------------
                    Total Short Term Investments
                     (Identified Cost $1,526,812)........     1,526,812
                                                          -------------
                    Total Investments--99.9%
                     (Identified Cost $95,937,688) (a)...   112,528,825
                    Other assets less liabilities........        59,008
                                                          -------------
                    TOTAL NET ASSETS--100%............... $ 112,587,833
                                                          =============

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-196

METROPOLITAN SERIES FUND, INC.

 BLACKROCK LARGE CAP VALUE PORTFOLIO (FORMERLY STATE STREET RESEARCH LARGE CAP VALUE PORTFOLIO)


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2004

     ASSETS
       Investments at value.........................          $112,528,825
       Cash.........................................                   525
       Receivable for:..............................
        Fund shares sold............................               155,382
        Dividends and interest......................               175,894
                                                              ------------
         Total Assets...............................           112,860,626
     LIABILITIES
       Payable for:
        Fund shares redeemed........................ $146,318
       Accrued expenses:
        Management fees.............................   78,901
        Service and distribution fees...............   10,355
        Other expenses..............................   37,219
                                                     --------
         Total Liabilities..........................               272,793
                                                              ------------
     NET ASSETS.....................................          $112,587,833
                                                              ============
       Net assets consist of:
        Capital paid in.............................          $ 97,734,982
        Undistributed net investment income (loss)..             1,055,520
        Accumulated net realized gains (losses).....            (2,793,806)
        Unrealized appreciation (depreciation) on
         investments................................            16,591,137
                                                              ------------
     NET ASSETS.....................................          $112,587,833
                                                              ============
     Computation of offering price:
     CLASS A
     Net asset value and redemption price per share
      ($37,258,650 divided by 3,077,402 shares
      outstanding)..................................          $      12.11
                                                              ============
     CLASS B
     Net asset value and redemption price per share
      ($15,880,011 divided by 1,316,082 shares
      outstanding)..................................          $      12.07
                                                              ============
     CLASS E
     Net asset value and redemption price per share
      ($59,449,172 divided by 4,922,260 shares
      outstanding)..................................          $      12.08
                                                              ============
     Identified cost of investments.................          $ 95,937,688
                                                              ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2004

      INVESTMENT INCOME
        Dividends...............................           $ 1,835,096(a)
        Interest................................                35,085
                                                           -----------
                                                             1,870,181
      EXPENSES
        Management fees......................... $582,621
        Deferred expense reimbursement..........   41,385
        Service and distribution fees--Class B..   10,437
        Service and distribution fees--Class E..   65,687
        Directors' fees and expenses............   23,226
        Custodian...............................   73,017
        Audit and tax services..................   21,371
        Legal...................................    3,487
        Printing................................   22,631
        Insurance...............................    1,509
        Miscellaneous...........................    4,066
                                                 --------
        Total expenses before reimbursement.....  849,437
        Expense reductions......................  (34,776)     814,661
                                                 --------  -----------
      NET INVESTMENT INCOME.....................             1,055,520
                                                           -----------
      REALIZED AND UNREALIZED GAIN (LOSS)
      Realized gain (loss) on:
        Investments--net........................             3,374,984
      Unrealized appreciation (depreciation) on:
        Investments--net........................             7,332,003
                                                           -----------
      Net gain (loss)...........................            10,706,987
                                                           -----------
      NET INCREASE (DECREASE) IN NET ASSETS
       FROM OPERATIONS..........................           $11,762,507
                                                           ===========

(a)Net of foreign taxes of $3,016.

                See accompanying notes to financial statements.

                                    MSF-197

METROPOLITAN SERIES FUND, INC.

 BLACKROCK LARGE CAP VALUE PORTFOLIO (FORMERLY STATE STREET RESEARCH LARGE CAP VALUE PORTFOLIO)

STATEMENT OF CHANGES IN NET ASSETS

                                                                      YEAR ENDED   YEAR ENDED
                                                                     DECEMBER 31, DECEMBER 31,
                                                                         2004         2003
                                                                     ------------ ------------
FROM OPERATIONS
  Net investment income............................................. $  1,055,520 $   448,589
  Net realized gain (loss)..........................................    3,374,984    (495,247)
  Unrealized appreciation (depreciation)............................    7,332,003  10,207,595
                                                                     ------------ -----------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................   11,762,507  10,160,937
                                                                     ------------ -----------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................            0    (249,238)
    Class B.........................................................            0        (366)
    Class E.........................................................            0    (199,940)
                                                                     ------------ -----------
  TOTAL DISTRIBUTIONS...............................................            0    (449,544)
                                                                     ------------ -----------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.   38,600,872  42,958,485
                                                                     ------------ -----------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................   50,363,379  52,669,878

NET ASSETS
  Beginning of the period...........................................   62,224,454   9,554,576
                                                                     ------------ -----------
  End of the period................................................. $112,587,833 $62,224,454
                                                                     ============ ===========
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $  1,055,520 $         0
                                                                     ============ ===========

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                      YEAR ENDED                YEAR ENDED
                                                                   DECEMBER 31, 2004         DECEMBER 31, 2003
                                                               ------------------------  ------------------------
                                                                 SHARES          $         SHARES          $
                                                               ----------  ------------  ----------  ------------
CLASS A
  Sales.......................................................  1,286,608  $ 14,179,446     841,639  $  7,752,902
  Shares issued through acquisition...........................          0             0   3,283,888    30,334,284
  Reinvestments...............................................          0             0      24,474       249,238
  Redemptions................................................. (1,311,904)  (14,526,059) (1,631,176)  (14,930,488)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................    (25,296) $   (346,613)  2,518,825  $ 23,405,936
                                                               ==========  ============  ==========  ============
CLASS B
  Sales.......................................................  1,359,175  $ 15,231,237       6,225  $     59,500
  Reinvestments...............................................          0             0          35           366
  Redemptions.................................................    (48,827)     (545,419)       (655)       (6,298)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................  1,310,348  $ 14,685,818       5,605  $     53,568
                                                               ==========  ============  ==========  ============
CLASS E
  Sales.......................................................  3,234,925  $ 35,653,140   2,557,469  $ 23,475,760
  Reinvestments...............................................          0             0      19,972       199,940
  Redemptions................................................. (1,037,179)  (11,391,473)   (470,858)   (4,176,719)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................  2,197,746  $ 24,261,667   2,106,583  $ 19,498,981
                                                               ==========  ============  ==========  ============
  Increase (decrease) derived from capital share transactions.  3,482,798  $ 38,600,872   4,631,013  $ 42,958,485
                                                               ==========  ============  ==========  ============

                See accompanying notes to financial statements.

                                    MSF-198

METROPOLITAN SERIES FUND, INC.

 BLACKROCK LARGE CAP VALUE PORTFOLIO (FORMERLY STATE STREET RESEARCH LARGE CAP VALUE PORTFOLIO)

FINANCIAL HIGHLIGHTS

                                                                                   CLASS A
                                                                       ---------------------------
                                                                          YEAR ENDED    MAY 1, 2002(A)
                                                                         DECEMBER 31,      THROUGH
                                                                       ---------------   DECEMBER 31,
                                                                        2004     2003        2002
                                                                       ------- -------  --------------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $ 10.67 $  7.95      $10.00
                                                                       ------- -------      ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income................................................    0.15    0.11        0.06
 Net realized and unrealized gain (loss) on investments...............    1.29    2.71       (2.06)
                                                                       ------- -------      ------
 Total from investment operations.....................................    1.44    2.82       (2.00)
                                                                       ------- -------      ------
LESS DISTRIBUTIONS
 Distributions from net investment income.............................    0.00   (0.10)      (0.05)
                                                                       ------- -------      ------
 Total distributions..................................................    0.00   (0.10)      (0.05)
                                                                       ------- -------      ------
NET ASSET VALUE, END OF PERIOD........................................ $ 12.11 $ 10.67      $ 7.95
                                                                       ======= =======      ======
TOTAL RETURN (%)......................................................    13.4    35.7       (20.0)(b)
Ratio of operating expenses to average net assets before expense
 reductions (%).......................................................    0.93    0.94        0.85 (c)
Ratio of operating expenses to average net assets after expense
 reductions (%) (d)...................................................    0.89      --          --
Ratio of net investment income to average net assets (%)..............    1.31    1.28        1.18 (c)
Portfolio turnover rate (%)...........................................      31      51          84 (c)
Net assets, end of period (000)....................................... $37,259 $33,113      $4,642
The ratios of operating expenses to average net assets without giving
 effect to the contractual expense agreement would have been (%)......      --    1.05        2.33 (c)

                                                                                  CLASS B
                                                                      ----------------------------
                                                                        YEAR ENDED    JULY 30, 2002(A)
                                                                       DECEMBER 31,       THROUGH
                                                                      --------------    DECEMBER 31,
                                                                       2004    2003         2002
                                                                      ------- ------  ----------------
NET ASSET VALUE, BEGINNING OF PERIOD................................. $ 10.66 $ 7.95       $ 8.30
                                                                      ------- ------       ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income..............................................    0.08   0.04         0.03
  Net realized and unrealized gain (loss) on investments.............    1.33   2.76        (0.36)
                                                                      ------- ------       ------
  Total from investment operations...................................    1.41   2.80        (0.33)
                                                                      ------- ------       ------
LESS DISTRIBUTIONS
  Distributions from net investment income...........................    0.00  (0.09)       (0.02)
                                                                      ------- ------       ------
  Total distributions................................................    0.00  (0.09)       (0.02)
                                                                      ------- ------       ------
NET ASSET VALUE, END OF PERIOD....................................... $ 12.07 $10.66       $ 7.95
                                                                      ======= ======       ======
TOTAL RETURN (%).....................................................    13.2   35.4         (4.0)(b)
Ratio of operating expenses to average net assets before expense
 reductions (%)......................................................    1.18   1.19         1.10 (c)
Ratio of operating expenses to average net assets after expense
 reductions (%) (d)..................................................    1.14     --           --
Ratio of net investment income to average net assets (%).............    1.46   1.02         0.93 (c)
Portfolio turnover rate (%)..........................................      31     51           84 (c)
Net assets, end of period (000)...................................... $15,880 $   61       $    1
The ratios of operating expenses to average net assets without giving effect to the contractual expense agreement would have been
 (%).................................................................      --   1.30         2.58 (c)

                                                                                  CLASS E
                                                                      ---------------------------
                                                                         YEAR ENDED    MAY 1, 2002(A)
                                                                        DECEMBER 31,      THROUGH
                                                                      ---------------   DECEMBER 31,
                                                                       2004     2003        2002
                                                                      ------- -------  --------------
NET ASSET VALUE, BEGINNING OF PERIOD................................. $ 10.66 $  7.95      $10.00
                                                                      ------- -------      ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income..............................................    0.12    0.08        0.04
  Net realized and unrealized gain (loss) on investments.............    1.30    2.72       (2.04)
                                                                      ------- -------      ------
  Total from investment operations...................................    1.42    2.80       (2.00)
                                                                      ------- -------      ------
LESS DISTRIBUTIONS
  Distributions from net investment income...........................    0.00   (0.09)      (0.05)
                                                                      ------- -------      ------
  Total distributions................................................    0.00   (0.09)      (0.05)
                                                                      ------- -------      ------
NET ASSET VALUE, END OF PERIOD....................................... $ 12.08 $ 10.66      $ 7.95
                                                                      ======= =======      ======
TOTAL RETURN (%).....................................................    13.3    35.4       (20.0)(b)
Ratio of operating expenses to average net assets before expense
 reductions (%)......................................................    1.08    1.09        1.00 (c)
Ratio of operating expenses to average net assets after expense
 reductions (%) (d)..................................................    1.04      --          --
Ratio of net investment income to average net assets (%).............    1.21    1.14        1.03 (c)
Portfolio turnover rate (%)..........................................      31      51          84 (c)
Net assets, end of period (000)...................................... $59,449 $29,051      $4,911
The ratios of operating expenses to average net assets without giving effect to the contractual expense agreement would have been
 (%).................................................................      --    1.20        2.48 (c)

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.
(d)The Portfolio has entered into arranements with certain brokers who paid a portion of the Portfolio's expenses.

                See accompanying notes to financial statements.

                                    MSF-199

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

COMMON STOCKS--97.5% OF TOTAL NET ASSETS



                                                                VALUE
           SHARES                                              (NOTE 1)
         -----------------------------------------------------------------

                       AIR FREIGHT & LOGISTICS--1.0%
             33,800    United Parcel Service, Inc. (Class B) $   2,888,548
                                                             -------------

                       AUTOMOBILES--0.5%
             21,900    Harley-Davidson, Inc.................     1,330,425
                                                             -------------

                       BEVERAGES--0.9%
             14,600    PepsiCo, Inc.........................       762,120
             39,800    The Coca-Cola Co.....................     1,656,874
                                                             -------------
                                                                 2,418,994
                                                             -------------

                       BIOTECHNOLOGY--2.6%
             56,700    Amgen, Inc. (b)......................     3,637,305
             16,400    Biogen Idec, Inc. (b)................     1,092,404
             11,000    Genentech, Inc. (b)..................       598,840
             50,800    Gilead Sciences, Inc. (b)............     1,777,492
                                                             -------------
                                                                 7,106,041
                                                             -------------

                       CAPITAL MARKETS--8.1%
            135,800    Ameritrade Holding Corp. (b).........     1,931,076
             45,100    Credit Suisse Group, (CHF) (b).......     1,896,854
             59,100    Mellon Financial Corp................     1,838,601
             48,900    Merrill Lynch & Co., Inc.............     2,922,753
             34,100    Northern Trust Corp..................     1,656,578
            107,400    State Street Corp....................     5,275,488
            124,400    The Charles Schwab Corp..............     1,487,824
             14,900    The Goldman Sachs Group, Inc.........     1,550,196
             43,900    UBS AG, (CHF)........................     3,665,592
                                                             -------------
                                                                22,224,962
                                                             -------------

                       COMMERCIAL BANKS--1.0%
             85,800    U.S. Bancorp.........................     2,687,256
                                                             -------------

                       COMMERCIAL SERVICES & SUPPLIES--1.9%
             21,900    Apollo Group, Inc. (Class A) (b).....     1,767,549
            149,900    Cendant Corp.........................     3,504,662
                                                             -------------
                                                                 5,272,211
                                                             -------------

                       COMMUNICATIONS EQUIPMENT--2.6%
            112,900    Cisco Systems, Inc. (b)..............     2,178,970
            217,800    Corning, Inc. (b)....................     2,563,506
             52,100    Juniper Networks, Inc. (b)...........     1,416,599
             25,500    QUALCOMM, Inc........................     1,081,200
                                                             -------------
                                                                 7,240,275
                                                             -------------

                       COMPUTERS & PERIPHERALS--1.9%
            122,000    Dell, Inc. (b).......................     5,141,080
                                                             -------------

                       CONSUMER FINANCE--2.5%
             66,700    American Express Co..................     3,759,879
             61,100    SLM Corp.............................     3,262,129
                                                             -------------
                                                                 7,022,008
                                                             -------------

                                                                     VALUE
     SHARES                                                         (NOTE 1)
   ----------------------------------------------------------------------------

                 DIVERSIFIED FINANCIAL SERVICES--4.1%
       48,600    Anglo Irish Bank Corp., Plc., (EUR)............. $   1,174,157
      207,915    Citigroup, Inc..................................    10,017,344
                                                                  -------------
                                                                     11,191,501
                                                                  -------------

                 DIVERSIFIED TELECOMMUNICATION SERVICES--0.9%
       51,600    Sprint Corp.....................................     1,282,260
       19,400    Telus Corp., (CAD)..............................       584,048
       17,700    Telus Corp. (When-Issued) (b)...................       511,530
                                                                  -------------
                                                                      2,377,838
                                                                  -------------

                 ELECTRONIC EQUIPMENT & INSTRUMENTS--0.7%
        4,240    Samsung Electronics Co., Ltd., (KRW)............     1,850,349
                                                                  -------------

                 ENERGY EQUIPMENT & SERVICES--2.1%
       72,900    Baker Hughes, Inc...............................     3,110,643
       40,400    Schlumberger, Ltd...............................     2,704,780
                                                                  -------------
                                                                      5,815,423
                                                                  -------------

                 FOOD & STAPLES RETAILING--4.0%
       48,400    Sysco Corp......................................     1,847,428
      128,100    Wal-Mart de Mexico S.A. de CV, (MXN)............       439,705
       20,700    Wal-Mart de Mexico S.A. de CV (ADR).............       711,231
      109,600    Wal-Mart Stores, Inc............................     5,789,072
       59,400    Walgreen Co.....................................     2,279,178
                                                                  -------------
                                                                     11,066,614
                                                                  -------------

                 HEALTH CARE EQUIPMENT & SUPPLIES--2.1%
       24,700    Biomet, Inc.....................................     1,071,733
       36,100    Boston Scientific Corp. (b).....................     1,283,355
       52,600    Medtronic, Inc..................................     2,612,642
       20,200    Stryker Corp....................................       974,650
                                                                  -------------
                                                                      5,942,380
                                                                  -------------

                 HEALTH CARE PROVIDERS & SERVICES--4.5%
       10,400    Cardinal Health, Inc............................       604,760
       81,600    UnitedHealth Group, Inc.........................     7,183,248
       39,300    WellPoint, Inc. (b).............................     4,519,500
                                                                  -------------
                                                                     12,307,508
                                                                  -------------

                 HOTELS, RESTAURANTS & LEISURE--3.6%
       51,400    Carnival Corp...................................     2,962,182
      327,100    Compass Group, Plc., (GBP)......................     1,541,146
      114,700    International Game Technology...................     3,943,386
        8,900    MGM Mirage, Inc. (b)............................       647,386
       13,700    Starbucks Corp. (b).............................       854,332
                                                                  -------------
                                                                      9,948,432
                                                                  -------------

                 IT SERVICES--3.9%
      130,900    Accenture, Ltd. (Class A) (b)...................     3,534,300
       58,300    Affiliated Computer Services, Inc. (Class A) (b)     3,509,077
       33,900    First Data Corp.................................     1,442,106
       54,000    Fiserv, Inc. (b)................................     2,170,260
                                                                  -------------
                                                                     10,655,743
                                                                  -------------

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-200

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

COMMON STOCKS--(CONTINUED)


                                                                VALUE
       SHARES                                                  (NOTE 1)
     ---------------------------------------------------------------------

                INDUSTRIAL CONGLOMERATES--4.3%
        191,300 General Electric Co......................... $   6,982,450
        136,800 Tyco International, Ltd.....................     4,889,232
                                                             -------------
                                                                11,871,682
                                                             -------------

                INSURANCE--4.3%
         30,000 ACE, Ltd....................................     1,282,500
         98,100 American International Group, Inc...........     6,442,227
         45,100 Hartford Financial Services Group, Inc......     3,125,881
         33,900 Marsh & McLennan Cos., Inc..................     1,115,310
                                                             -------------
                                                                11,965,918
                                                             -------------

                INTERNET & CATALOG RETAIL--0.6%
         14,300 eBay, Inc. (b)..............................     1,662,804
                                                             -------------

                INTERNET SOFTWARE & SERVICES--1.7%
          5,600 Google, Inc. (Class A) (b)..................     1,081,360
         62,200 IAC/InterActiveCorp. (b)....................     1,717,964
         49,700 Yahoo!, Inc. (b)............................     1,872,696
                                                             -------------
                                                                 4,672,020
                                                             -------------

                MACHINERY--2.4%
         78,700 Danaher Corp................................     4,518,167
         26,700 Deere & Co..................................     1,986,480
                                                             -------------
                                                                 6,504,647
                                                             -------------

                MEDIA--7.6%
         80,400 British Sky Broadcasting Group, Plc., (GBP).       864,938
         36,600 Clear Channel Communications, Inc...........     1,225,734
         60,700 Comcast Corp. (Special Class A) (b).........     1,993,388
         63,800 EchoStar Communications Corp. (Class A).....     2,120,712
        423,412 Liberty Media Corp. (Class A) (b)...........     4,649,064
        171,000 News Corp. (Class A)........................     3,190,860
         29,800 The E.W. Scripps Co. (Class A)..............     1,438,744
        127,000 Time Warner, Inc. (b).......................     2,468,880
         33,800 Univision Communications, Inc. (Class A) (b)       989,326
         57,623 Viacom, Inc. (Class B)......................     2,096,901
                                                             -------------
                                                                21,038,547
                                                             -------------

                METALS & MINING--2.0%
        208,100 BHP Billiton, Ltd., (AUD)...................     2,490,872
         17,800 Nucor Corp..................................       931,652
         71,100 Rio Tinto, Plc., (GBP)......................     2,085,934
                                                             -------------
                                                                 5,508,458
                                                             -------------

                MULTILINE RETAIL--2.7%
         35,500 Family Dollar Stores, Inc...................     1,108,665
         40,200 Kohl's Corp. (b)............................     1,976,634
         85,200 Target Corp.................................     4,424,436
                                                             -------------
                                                                 7,509,735
                                                             -------------

                                                             VALUE
          SHARES                                            (NOTE 1)
        ---------------------------------------------------------------

                   OIL & GAS--2.0%
            48,000 ChevronTexaco Corp.................... $   2,520,480
            56,416 Exxon Mobil Corp......................     2,891,884
                                                          -------------
                                                              5,412,364
                                                          -------------

                   PHARMACEUTICALS--4.0%
            44,400 Elan Corp., Plc. (ADR) (b)............     1,209,900
            22,200 Forest Laboratories, Inc. (b).........       995,892
            42,400 Johnson & Johnson.....................     2,689,008
           103,263 Pfizer, Inc...........................     2,776,742
            35,700 Teva Pharmaceutical Industries, Ltd.
                    (ADR)................................     1,066,002
            51,900 Wyeth.................................     2,210,421
                                                          -------------
                                                             10,947,965
                                                          -------------

                   SEMICONDUCTOR & SEMICONDUCTORS EQUIPMENT--3.8%
            66,000 Analog Devices, Inc...................     2,436,720
            53,500 ASML Holding NV (b), (EUR)............       855,095
           144,100 Intel Corp............................     3,370,499
            31,400 Maxim Integrated Products, Inc........     1,331,046
            34,700 Texas Instruments, Inc................       854,314
            59,100 Xilinx, Inc...........................     1,752,315
                                                          -------------
                                                             10,599,989
                                                          -------------

                   SOFTWARE--6.3%
            27,000 Adobe Systems, Inc....................     1,693,980
            33,700 Intuit, Inc. (b)......................     1,483,137
            27,600 Mercury Interactive Corp. (b).........     1,257,180
           342,200 Microsoft Corp........................     9,140,162
           123,100 Oracle Corp. (b)......................     1,688,932
            65,300 Red Hat, Inc. (b).....................       871,755
             6,300 SAP AG, (EUR).........................     1,119,876
                                                          -------------
                                                             17,255,022
                                                          -------------

                   SPECIALTY RETAIL--3.1%
            52,200 Best Buy Co., Inc.....................     3,101,724
            42,500 Industria de Diseno Textil S.A., (EUR)     1,247,644
           197,200 Kingfisher, Plc., (GBP)...............     1,169,663
            69,950 The Home Depot, Inc...................     2,989,663
                                                          -------------
                                                              8,508,694
                                                          -------------

                   TEXTILES, APPAREL & LUXURY GOODS--0.4%
             5,484 Hermes International S.C.A., (EUR)....     1,089,579
                                                          -------------

                   THRIFTS & MORTGAGE FINANCE--0.5%
             6,800 Federal Home Loan Mortgage Corp.......       501,160
            12,800 Federal National Mortgage Association.       911,488
                                                          -------------
                                                              1,412,648
                                                          -------------

                   TOBACCO--0.5%
            22,200 Altria Group, Inc.....................     1,356,420
                                                          -------------

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-201

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

COMMON STOCKS--(CONTINUED)


                                                              VALUE
         SHARES                                              (NOTE 1)
        ----------------------------------------------------------------

                 WIRELESS TELECOMMUNICATION SERVICES--2.4%
          21,500 America Movil S.A. de C.V. (ADR)......... $   1,125,525
          71,000 Crown Castle International Corp. (b).....     1,181,440
          62,000 Nextel Communications, Inc. (Class A) (b)     1,860,000
         560,883 Vodafone Group, Plc., (GBP)..............     1,516,299
          32,800 Vodafone Group, Plc. (ADR)...............       898,064
                                                           -------------
                                                               6,581,328
                                                           -------------
                 Total Common Stocks
                  (Identified Cost $230,053,064)..........   268,385,408
                                                           -------------

       SHORT TERM INVESTMENTS--1.5%
                                                                  VALUE
         SHARES                                                  (NOTE 1)
       ---------------------------------------------------------------------

                     MUTUAL FUNDS--1.5%
        4,161,927    T. Rowe Price Reserve Investment Fund (d) $   4,161,927
                                                               -------------
                     Total Short Term Investments
                      (Identified Cost $4,161,927)............     4,161,927
                                                               -------------
                     Total Investments--99.0%
                      (Identified Cost $234,214,991) (a)......   272,547,335
                     Other assets less liabilities............     2,661,889
                                                               -------------
                     TOTAL NET ASSETS--100%................... $ 275,209,224
                                                               =============

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-202

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO



STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2004

     ASSETS
       Investments at value........................          $272,547,335
       Receivable for:
        Securities sold............................             2,827,086
        Fund shares sold...........................               124,776
        Dividends and interest.....................               282,994
        Foreign taxes..............................                 9,629
                                                             ------------
         Total Assets..............................           275,791,820
     LIABILITIES
       Payable for:
        Fund shares redeemed....................... $233,932
        Securities purchased.......................  127,480
        Withholding taxes..........................    4,582
       Accrued expenses :
        Management fees............................  140,909
        Service and distribution fees..............   12,995
        Other expenses.............................   62,698
                                                    --------
         Total Liabilities.........................               582,596
                                                             ------------
     NET ASSETS....................................          $275,209,224
                                                             ============
       Net assets consist of :
        Capital paid in............................          $274,775,891
        Undistributed net investment income........             1,476,325
        Accumulated net realized gains (losses)....           (39,377,628)
        Unrealized appreciation (depreciation) on
         investments and foreign currency..........            38,334,636
                                                             ------------
     NET ASSETS....................................          $275,209,224
                                                             ============
     Computation of offering price :
     CLASS A
     Net asset value and redemption price per share
      ($198,913,131 divided by 15,576,404
      shares outstanding)..........................          $      12.77
                                                             ============
     CLASS B
     Net asset value and redemption price per share
      ($48,955,120 divided by 3,848,570 shares
      outstanding).................................          $      12.72
                                                             ============
     CLASS E
     Net asset value and redemption price per share
      ($27,340,973 divided by 2,148,014 shares
      outstanding).................................          $      12.73
                                                             ============
     Identified cost of investments................          $234,214,991
                                                             ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2004

     INVESTMENT INCOME
       Dividends...............................              $ 3,199,389(a)
       Interest................................                   66,451(b)
                                                             -----------
                                                               3,265,840
     EXPENSES
       Management fees......................... $ 1,398,412
       Service and distribution fees--Class B..      44,185
       Service and distribution fees--Class E..      34,515
       Directors' fees and expenses............      23,099
       Custodian...............................     148,715
       Audit and tax services..................      21,371
       Legal...................................       5,691
       Printing................................      62,784
       Insurance...............................       4,703
       Miscellaneous...........................       3,910
                                                -----------
       Total expenses before reductions........   1,747,385
       Expense reductions......................     (20,089)   1,727,296
                                                -----------  -----------
     NET INVESTMENT INCOME.....................                1,538,544
                                                             -----------
     REALIZED AND UNREALIZED GAIN (LOSS)
     Realized gain (loss) on:
       Investments--net........................  10,722,261
       Foreign currency transactions--net......     (56,823)  10,665,438
                                                -----------
     Unrealized appreciation (depreciation) on:
       Investments--net........................  12,683,529
       Foreign currency transactions--net......       1,198   12,684,727
                                                -----------  -----------
     Net gain (loss)...........................               23,350,165
                                                             -----------
     NET INCREASE (DECREASE) IN NET ASSETS
      FROM OPERATIONS..........................              $24,888,709
                                                             ===========

(a)Net of foreign taxes of $34,350.
(b)Includes income on securities loaned of $332.

                See accompanying notes to financial statements.

                                    MSF-203

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                                      YEAR ENDED    YEAR ENDED
                                                                     DECEMBER 31,  DECEMBER 31,
                                                                         2004          2003
                                                                     ------------  ------------
FROM OPERATIONS
  Net investment income............................................. $  1,538,544  $    412,695
  Net realized gain (loss)..........................................   10,665,438    (4,269,845)
  Unrealized appreciation (depreciation)............................   12,684,727    45,663,069
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................   24,888,709    41,805,919
                                                                     ------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................     (359,930)     (169,201)
    Class B.........................................................         (327)          (13)
    Class E.........................................................      (32,729)       (4,752)
                                                                     ------------  ------------
  TOTAL DISTRIBUTIONS...............................................     (392,986)     (173,966)
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.   61,427,591    16,594,977
                                                                     ------------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................   85,923,314    58,226,930

NET ASSETS
  Beginning of the period...........................................  189,285,910   131,058,980
                                                                     ------------  ------------
  End of the period................................................. $275,209,224  $189,285,910
                                                                     ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $  1,476,325  $    387,590
                                                                     ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                      YEAR ENDED                YEAR ENDED
                                                                   DECEMBER 31, 2004         DECEMBER 31, 2003
                                                               ------------------------  ------------------------
                                                                 SHARES          $         SHARES          $
                                                               ----------  ------------  ----------  ------------
CLASS A
  Sales.......................................................  4,003,954  $ 46,763,659   2,575,526  $ 26,191,615
  Reinvestments...............................................     30,019       359,930      18,332       169,201
  Redemptions................................................. (3,260,041)  (38,718,159) (2,152,568)  (21,139,261)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................    773,932  $  8,405,430     441,290  $  5,221,555
                                                               ==========  ============  ==========  ============
CLASS B
  Sales.......................................................  4,033,414  $ 47,078,473      28,572  $    310,290
  Reinvestments...............................................         27           327           1            13
  Redemptions.................................................   (212,841)   (2,504,391)       (721)       (7,801)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................  3,820,600  $ 44,574,409      27,852  $    302,502
                                                               ==========  ============  ==========  ============
CLASS E
  Sales.......................................................  1,123,710  $ 13,226,374   1,219,930  $ 12,432,041
  Reinvestments...............................................      2,737        32,729         515         4,752
  Redemptions.................................................   (411,668)   (4,811,351)   (137,715)   (1,365,873)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................    714,779  $  8,447,752   1,082,730  $ 11,070,920
                                                               ==========  ============  ==========  ============
  Increase (decrease) derived from capital share transactions.  5,309,311  $ 61,427,591   1,551,872  $ 16,594,977
                                                               ==========  ============  ==========  ============

                See accompanying notes to financial statements.

                                    MSF-204

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS



                                                                                                        CLASS A
                                                                                   ---------------------------------------
                                                                                                YEAR ENDED DECEMBER 31,
                                                                                   ---------------------------------------
                                                                                     2004      2003      2002      2001
                                                                                   --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $  11.64  $   8.91  $  11.64  $  12.93
                                                                                   --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................     0.08      0.03      0.02      0.03
  Net realized and unrealized gain (loss) on investments..........................     1.07      2.71     (2.72)    (1.31)
                                                                                   --------  --------  --------  --------
  Total from investment operations................................................     1.15      2.74     (2.70)    (1.28)
                                                                                   --------  --------  --------  --------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................    (0.02)    (0.01)    (0.03)    (0.01)
  Distributions from net realized capital gains...................................     0.00      0.00      0.00      0.00
                                                                                   --------  --------  --------  --------
  Total distributions.............................................................    (0.02)    (0.01)    (0.03)    (0.01)
                                                                                   --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD.................................................... $  12.77  $  11.64  $   8.91  $  11.64
                                                                                   ========  ========  ========  ========
TOTAL RETURN (%)..................................................................      9.9      30.8     (23.2)     (9.9)
Ratio of operating expenses to average net assets before expense reductions (%)...     0.74      0.79      0.77      0.76
Ratio of operating expenses to average net assets after expense reductions (%) (d)     0.73      0.77      0.76      0.75
Ratio of net investment income to average net assets (%)..........................     0.68      0.28      0.22      0.27
Portfolio turnover rate (%).......................................................       37        37        49        67
Net assets, end of period (000)................................................... $198,913  $172,315  $127,939  $173,218

                                                                                   ---------

                                                                                   ---------
                                                                                     2000
                                                                                   --------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $  13.41
                                                                                   --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................     0.03
  Net realized and unrealized gain (loss) on investments..........................    (0.09)
                                                                                   --------
  Total from investment operations................................................    (0.06)
                                                                                   --------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................    (0.02)
  Distributions from net realized capital gains...................................    (0.40)
                                                                                   --------
  Total distributions.............................................................    (0.42)
                                                                                   --------
NET ASSET VALUE, END OF PERIOD.................................................... $  12.93
                                                                                   ========
TOTAL RETURN (%)..................................................................     (0.4)
Ratio of operating expenses to average net assets before expense reductions (%)...     0.78
Ratio of operating expenses to average net assets after expense reductions (%) (d)     0.77
Ratio of net investment income to average net assets (%)..........................     0.23
Portfolio turnover rate (%).......................................................       62
Net assets, end of period (000)................................................... $180,072


                                                                              CLASS B                              CLASS E
                                                                 -----------------------------     -------------------------
                                                                    YEAR ENDED    JULY 30, 2002(A)        YEAR ENDED
                                                                   DECEMBER 31,       THROUGH            DECEMBER 31,
                                                                 ---------------    DECEMBER 31,   ------------------------
                                                                   2004    2003         2002         2004     2003    2002
                                                                 -------  ------  ---------------- -------  -------  ------
NET ASSET VALUE, BEGINNING OF PERIOD............................ $ 11.60  $ 8.88       $ 8.96      $ 11.61  $  8.90  $11.63
                                                                 -------  ------       ------      -------  -------  ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income.........................................    0.05    0.01         0.00         0.06     0.01    0.03
  Net realized and unrealized gain (loss) on investments........    1.08    2.72        (0.08)        1.08     2.71   (2.73)
                                                                 -------  ------       ------      -------  -------  ------
  Total from investment operations..............................    1.13    2.73        (0.08)        1.14     2.72   (2.70)
                                                                 -------  ------       ------      -------  -------  ------
LESS DISTRIBUTIONS
  Distributions from net investment income......................   (0.01)  (0.01)        0.00        (0.02)   (0.01)  (0.03)
                                                                 -------  ------       ------      -------  -------  ------
  Total distributions...........................................   (0.01)  (0.01)        0.00        (0.02)   (0.01)  (0.03)
                                                                 -------  ------       ------      -------  -------  ------
NET ASSET VALUE, END OF PERIOD.................................. $ 12.72  $11.60       $ 8.88      $ 12.73  $ 11.61  $ 8.90
                                                                 =======  ======       ======      =======  =======  ======
TOTAL RETURN (%)................................................     9.7    30.8         (0.9)(b)      9.8     30.6   (23.3)
Ratio of operating expenses to average net assets before expense
 reductions (%).................................................    0.99    1.04         1.02 (c)     0.89     0.94    0.92
Ratio of operating expenses to average net assets after expense
 reductions (%) (d).............................................    0.98    1.02         1.01 (c)     0.88     0.92    0.91
Ratio of net investment income to average net assets (%)........    0.93    0.06         0.00 (c)     0.56     0.14    0.07
Portfolio turnover rate (%).....................................      37      37           49           37       37      49
Net assets, end of period (000)................................. $48,955  $  325       $    1      $27,341  $16,646  $3,119

                                                                 -----------
                                                                 MAY 1, 2001(A)
                                                                    THROUGH
                                                                  DECEMBER 31,
                                                                      2001
                                                                 --------------
NET ASSET VALUE, BEGINNING OF PERIOD............................     $12.32
                                                                     ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income.........................................       0.00
  Net realized and unrealized gain (loss) on investments........      (0.69)
                                                                     ------
  Total from investment operations..............................      (0.69)
                                                                     ------
LESS DISTRIBUTIONS
  Distributions from net investment income......................       0.00
                                                                     ------
  Total distributions...........................................       0.00
                                                                     ------
NET ASSET VALUE, END OF PERIOD..................................     $11.63
                                                                     ======
TOTAL RETURN (%)................................................       (5.6)(b)
Ratio of operating expenses to average net assets before expense
 reductions (%).................................................       0.91 (c)
Ratio of operating expenses to average net assets after expense
 reductions (%) (d).............................................       0.90 (c)
Ratio of net investment income to average net assets (%)........       0.75 (c)
Portfolio turnover rate (%).....................................         67
Net assets, end of period (000).................................     $   23

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.
(d)The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                See accompanying notes to financial statements.

                                    MSF-205

METROPOLITAN SERIES FUND, INC.

 ZENITH EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

MUTUAL FUNDS--100.0% OF TOTAL NET ASSETS


                                                               VALUE
        SHARES                                                (NOTE 1)
      --------------------------------------------------------------------

                 DIVERSIFIED FINANCIAL SERVICES--100.0%
      29,280,028 Metropolitan Series Fund, Inc., Capital
                  Guardian U.S. Equity Portfolio (Class A) $  341,405,126
       1,945,025 Metropolitan Series Fund, Inc., FI Value
                  Leaders Portfolio (Class A).............    343,355,252
      31,573,185 Metropolitan Series Fund, Inc., Jennison
                  Growth Portfolio (Class A)..............    344,779,177
                                                           --------------
                                                            1,029,539,555
                                                           --------------
                 Total Mutual Funds
                  (Identified Cost $886,731,209)..........  1,029,539,555
                                                           --------------
                 Total Investments--100.0%
                  (Identified Cost $886,731,209) (a)......  1,029,539,555
                 Other assets less liabilities............       (156,614)
                                                           --------------
                 TOTAL NET ASSETS--100%................... $1,029,382,941
                                                           ==============

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-206

METROPOLITAN SERIES FUND, INC.

 ZENITH EQUITY PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2004

      ASSETS
        Investments at value.....................          $1,029,539,555
        Receivable for:
         Securities sold.........................                 622,218
         Fund shares sold........................                 217,857
                                                           --------------
          Total Assets...........................           1,030,379,630
      LIABILITIES
        Payable for:
         Fund shares redeemed.................... $840,075
        Accrued expenses:
         Deferred directors fees.................  129,507
         Other expenses..........................   27,107
                                                  --------
          Total Liabilities......................                 996,689
                                                           --------------
      NET ASSETS.................................          $1,029,382,941
                                                           ==============
        Net assets consist of:
         Capital paid in.........................          $1,038,934,982
         Undistributed net investment income.....               9,048,871
         Accumulated net realized gains
          (losses)...............................            (161,409,258)
         Unrealized appreciation (depreciation)
          on investments.........................             142,808,346
                                                           --------------
      NET ASSETS.................................          $1,029,382,941
                                                           ==============
      Computation of offering price:
      CLASS A
      Net asset value and redemption price per
       share ($1,029,382,941 divided by
       2,694,899 shares outstanding).............          $       381.97
                                                           ==============
      Identified cost of investments.............          $  886,731,209
                                                           ==============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2004

         INVESTMENT INCOME
           Dividends...............................        $  9,164,243
                                                           ------------
         EXPENSES
           Directors' fees and expenses............ 14,508
           Custodian............................... 17,416
           Audit and tax services.................. 12,000
           Legal................................... 21,242
           Miscellaneous...........................  4,904
                                                    ------
           Total expenses..........................              70,070
                                                           ------------
         NET INVESTMENT INCOME.....................           9,094,173
                                                           ------------
         REALIZED AND UNREALIZED GAIN (LOSS)
         Realized gain (loss) on:
           Investments--net........................          10,642,133
         Unrealized appreciation (depreciation) on:
           Investments--net........................          84,922,832
                                                           ------------
         Net gain (loss)...........................          95,564,965
                                                           ------------
         NET INCREASE (DECREASE) IN NET ASSETS
          FROM OPERATIONS..........................        $104,659,138
                                                           ============

                See accompanying notes to financial statements.

                                    MSF-207

METROPOLITAN SERIES FUND, INC.

 ZENITH EQUITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                                       YEAR ENDED      YEAR ENDED
                                                                      DECEMBER 31,    DECEMBER 31,
                                                                          2004            2003
                                                                     --------------  --------------
FROM OPERATIONS
  Net investment income............................................. $    9,094,173  $    4,641,954
  Net realized gain (loss)..........................................     10,642,133     (22,104,995)
  Unrealized appreciation (depreciation)............................     84,922,832     277,297,968
                                                                     --------------  --------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................    104,659,138     259,834,927
                                                                     --------------  --------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income............................................     (4,637,824)     (2,551,685)
                                                                     --------------  --------------
  TOTAL DISTRIBUTIONS...............................................     (4,637,824)     (2,551,685)
                                                                     --------------  --------------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from sale of shares......................................    116,072,361     135,607,409
  Reinvestment of distributions.....................................      4,637,824       2,551,685
  Cost of shares redeemed...........................................   (234,331,764)   (241,171,047)
                                                                     --------------  --------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.   (113,621,579)   (103,011,953)
                                                                     --------------  --------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................    (13,600,265)    154,271,289

NET ASSETS
  Beginning of the period...........................................  1,042,983,206     888,711,917
                                                                     --------------  --------------
  End of the period................................................. $1,029,382,941  $1,042,983,206
                                                                     ==============  ==============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $    9,048,871  $    4,592,522
                                                                     ==============  ==============
NUMBER OF SHARES OF THE PORTFOLIO:
  Issued from the sale of shares....................................        330,042         463,989
  Issued in reinvestment of distributions...........................         13,106           9,420
  Redeemed..........................................................       (665,411)       (828,457)
                                                                     --------------  --------------
  Net Change........................................................       (322,263)       (355,048)
                                                                     ==============  ==============

                See accompanying notes to financial statements.

                                    MSF-208

METROPOLITAN SERIES FUND, INC.

 ZENITH EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                                                   --------------
                                                                                        2004
                                                                                   ----------
NET ASSET VALUE, BEGINNING OF YEAR................................................ $   345.68
                                                                                   ----------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................       3.44
  Net realized and unrealized gain (loss) on investments..........................      34.45
                                                                                   ----------
  Total from investment operations................................................      37.89
                                                                                   ----------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................      (1.60)
  Distributions from net realized capital gains...................................       0.00
                                                                                   ----------
  Total Distributions.............................................................      (1.60)
                                                                                   ----------
NET ASSET VALUE, END OF YEAR...................................................... $   381.97
                                                                                   ==========
TOTAL RETURN (%)..................................................................       11.0
Ratio of operating expenses to average net assets before expense reductions (%)...       0.01 (a)
Ratio of operating expenses to average net assets after expense reductions (%) (b)         --
Ratio of net investment income to average net assets (%)..........................       0.91
Portfolio turnover rate (%).......................................................          4
Net assets, end of year (000)..................................................... $1,029,383

                                                                                         YEAR ENDED DECEMBER 31,
                                                                                   ------------------------------------------------
                                                                                        2003        2002       2001
                                                                                   ----------     --------  ----------
NET ASSET VALUE, BEGINNING OF YEAR................................................ $   263.54     $ 338.82  $   411.89
                                                                                   ----------     --------  ----------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................       1.57         0.79        1.37
  Net realized and unrealized gain (loss) on investments..........................      81.36       (75.01)     (68.85)
                                                                                   ----------     --------  ----------
  Total from investment operations................................................      82.93       (74.22)     (67.48)
                                                                                   ----------     --------  ----------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................      (0.79)       (1.06)      (5.59)
  Distributions from net realized capital gains...................................       0.00         0.00        0.00
                                                                                   ----------     --------  ----------
  Total Distributions.............................................................      (0.79)       (1.06)      (5.59)
                                                                                   ----------     --------  ----------
NET ASSET VALUE, END OF YEAR...................................................... $   345.68     $ 263.54  $   338.82
                                                                                   ==========     ========  ==========
TOTAL RETURN (%)..................................................................       31.5        (22.0)      (16.4)
Ratio of operating expenses to average net assets before expense reductions (%)...       0.01 (a)     0.26        0.69
Ratio of operating expenses to average net assets after expense reductions (%) (b)         --         0.25        0.68
Ratio of net investment income to average net assets (%)..........................       0.50         0.23        0.33
Portfolio turnover rate (%).......................................................          6          302         245
Net assets, end of year (000)..................................................... $1,042,983     $888,712  $1,310,358

                                                                                   -----------
                                                                                      2000
                                                                                   ----------
NET ASSET VALUE, BEGINNING OF YEAR................................................ $   434.74
                                                                                   ----------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................       5.85
  Net realized and unrealized gain (loss) on investments..........................     (26.21)
                                                                                   ----------
  Total from investment operations................................................     (20.36)
                                                                                   ----------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................      (0.13)
  Distributions from net realized capital gains...................................      (2.36)
                                                                                   ----------
  Total Distributions.............................................................      (2.49)
                                                                                   ----------
NET ASSET VALUE, END OF YEAR...................................................... $   411.89
                                                                                   ==========
TOTAL RETURN (%)..................................................................       (4.7)
Ratio of operating expenses to average net assets before expense reductions (%)...       0.66
Ratio of operating expenses to average net assets after expense reductions (%) (b)       0.65
Ratio of net investment income to average net assets (%)..........................       1.34
Portfolio turnover rate (%).......................................................        272
Net assets, end of year (000)..................................................... $1,744,283

(a)The ratio of operating expenses does not include expenses of investment companies in which the Portfolio invests.
(b)The Portfolio had entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                See accompanying notes to financial statements.

                                    MSF-209

METROPOLITAN SERIES FUND, INC.

 FI MID CAP OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

COMMON STOCKS--99.6% OF TOTAL NET ASSETS


                                                                 VALUE
      SHARES                                                    (NOTE 1)
    ------------------------------------------------------------------------

               AEROSPACE & DEFENSE--2.6%
       819,400 Empresa Brasileira de Aeronautica S.A.
                (ADR) (c)................................... $    27,400,736
                                                             ---------------

               AIRLINES--1.3%
       246,800 Ryanair Holdings, Plc. (ADR) (b) (c).........      10,057,100
       368,720 WestJet Airlines, Ltd., (CAD)................       3,674,635
                                                             ---------------
                                                                  13,731,735
                                                             ---------------

               BEVERAGES--1.6%
       223,100 Adolph Coors Co. (Class B) (c)...............      16,881,977
                                                             ---------------

               BIOTECHNOLOGY--0.7%
        10,900 Gen-Probe, Inc. (b)..........................         492,789
       131,100 Neurocrine Biosciences, Inc. (b).............       6,463,230
                                                             ---------------
                                                                   6,956,019
                                                             ---------------

               CAPITAL MARKETS--0.5%
       244,380 Archipelago Holdings, Inc. (b) (c)...........       5,127,092
                                                             ---------------

               CHEMICALS--8.9%
       275,400 Agrium, Inc., (CAD) (c)......................       4,635,400
       133,300 Agrium, Inc..................................       2,246,105
       434,620 Lyondell Chemical Co. (c)....................      12,569,211
       467,800 Monsanto Co..................................      25,986,290
       615,400 Mosaic Co. (b) (c)...........................      10,043,328
       119,200 Potash Corp. of Saskatchewan, Inc. (c), (CAD)       9,882,969
       264,000 Potash Corp. of Saskatchewan, Inc. (c).......      21,927,840
       252,200 Syngenta AG (ADR) (c)........................       5,384,470
                                                             ---------------
                                                                  92,675,613
                                                             ---------------

               COMMERCIAL SERVICES & SUPPLIES--6.9%
       772,974 Career Education Corp. (b)...................      30,918,960
        13,150 Golden Ocean, Inc., (NOK)....................           8,215
       903,400 Knoll, Inc. (b) (c)..........................      15,809,500
       415,661 R.R. Donnelley & Sons Co.....................      14,668,676
        23,940 R.R. Donnelley & Sons Co., (CAD).............         837,731
       258,600 Universal Technical Institute, Inc. (b) (c)..       9,857,832
                                                             ---------------
                                                                  72,100,914
                                                             ---------------

               COMMUNICATIONS EQUIPMENT--1.6%
       293,020 SpectraSite, Inc. (b)........................      16,965,858
                                                             ---------------

               CONSTRUCTION & ENGINEERING--1.4%
       139,700 Dycom Industries, Inc. (b) (c)...............       4,263,644
       179,400 Fluor Corp. (c)..............................       9,779,094
                                                             ---------------
                                                                  14,042,738
                                                             ---------------

               CONTAINERS & PACKAGING--0.5%
       206,040 Pactiv Corp. (b).............................       5,210,752
                                                             ---------------

               DIVERSIFIED FINANCIAL SERVICES--2.5%
       698,934 Calamos Asset Management, Inc................      18,871,218
       296,380 CapitalSource, Inc. (b) (c)..................       7,608,075
                                                             ---------------
                                                                  26,479,293
                                                             ---------------

                                                                   VALUE
     SHARES                                                       (NOTE 1)
   --------------------------------------------------------------------------

              DIVERSIFIED TELECOMMUNICATION SERVICES--10.0%
    2,281,290 Citizens Communications Co...................... $   31,458,989
    1,319,700 Hutchison Telecommunications International, Ltd.
               (ADR) (b) (c)..................................     17,881,935
      405,683 NTL, Inc. (b)...................................     29,598,632
      311,100 PT Indosat Tbk. (ADR) (c).......................      9,700,098
      135,500 Philippine Long Distance Telephone Co.
               (ADR) (b) (c)..................................      3,378,015
      239,900 Telewest Global, Inc. (b).......................      4,217,442
      263,000 TELUS Corp., (CAD)..............................      7,594,231
                                                               --------------
                                                                  103,829,342
                                                               --------------

              ELECTRONIC EQUIPMENT & INSTRUMENTS--1.6%
      956,699 Symbol Technologies, Inc........................     16,550,893
                                                               --------------

              ENERGY EQUIPMENT & SERVICES--7.4%
      130,200 BJ Services Co..................................      6,059,508
      232,500 ENSCO International, Inc........................      7,379,550
      529,970 Grant Prideco, Inc. (b).........................     10,625,899
       96,432 National-Oilwell, Inc. (b) (c)..................      3,403,085
      309,300 Noble Corp. (b).................................     15,384,582
       54,800 Seacor Smit, Inc. (b) (c).......................      2,926,320
      640,900 Varco International, Inc. (b)...................     18,682,235
      237,508 Weatherford International, Ltd. (b) (c).........     12,184,160
                                                               --------------
                                                                   76,645,339
                                                               --------------

              FOOD & STAPLES RETAILING--2.5%
    1,330,010 Safeway, Inc. (b)...............................     26,254,397
                                                               --------------

              FOOD PRODUCTS--2.1%
      403,800 Archer-Daniels-Midland Co.......................      9,008,778
      220,000 Bunge, Ltd......................................     12,542,200
                                                               --------------
                                                                   21,550,978
                                                               --------------

              HEALTH CARE EQUIPMENT & SUPPLIES--6.6%
      525,910 Baxter International, Inc.......................     18,164,931
      551,700 Cytyc Corp. (b).................................     15,210,369
      494,160 Fisher Scientific International, Inc. (b).......     30,825,701
       55,200 Kinetic Concepts, Inc. (b)......................      4,211,760
        7,600 Ventana Medical Systems, Inc. (b) (c)...........        486,324
                                                               --------------
                                                                   68,899,085
                                                               --------------

              HEALTH CARE PROVIDERS & SERVICES--0.5%
      113,500 Imclone Systems, Inc. (b).......................      5,230,080
                                                               --------------

              HOTELS, RESTAURANTS & LEISURE--5.8%
      771,500 Royal Caribbean Cruises, Ltd. (c)...............     42,000,460
      470,300 Wendy's International, Inc......................     18,463,978
                                                               --------------
                                                                   60,464,438
                                                               --------------

              HOUSEHOLD DURABLES--6.0%
      494,640 Harman International Industries, Inc............     62,819,280
                                                               --------------

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-210

METROPOLITAN SERIES FUND, INC.

 FI MID CAP OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

COMMON STOCKS--(CONTINUED)


                                                                VALUE
       SHARES                                                  (NOTE 1)
     ----------------------------------------------------------------------

                IT SERVICES--0.6%
        728,042 BearingPoint, Inc. (b) (c)................. $     5,846,177
                                                            ---------------

                INSURANCE--1.1%
        139,420 Ambac Financial Group, Inc.................      11,450,565
                                                            ---------------

                LEISURE EQUIPMENT & PRODUCTS--0.6%
        182,700 Eastman Kodak Co. (c)......................       5,892,075
                                                            ---------------

                MACHINERY--1.3%
        299,776 Pentair, Inc...............................      13,058,243
                                                            ---------------

                MARINE--0.0%
          2,127 Ship Finance International, Inc............          43,639
                                                            ---------------

                MEDIA--3.8%
        118,859 Cumulus Media, Inc. (b) (c)................       1,792,394
         74,100 Entercom Communications Corp. (b)..........       2,659,449
        102,380 Lamar Advertising Co. (Class A) (b)........       4,379,816
        316,200 Omnicom Group, Inc.........................      26,661,984
        147,000 Salem Communications Corp. (Class A) (b)...       3,667,650
                                                            ---------------
                                                                 39,161,293
                                                            ---------------

                METALS & MINING--3.5%
        165,800 Freeport-McMoRan Copper & Gold, Inc.
                 (Class B) (c).............................       6,338,534
        655,900 Harmony Gold Mining Co., Ltd. (ADR) (c)....       6,080,193
        431,700 Newmont Mining Corp........................      19,171,797
        101,900 Tenaris S.A. (ADR) (c).....................       4,982,910
                                                            ---------------
                                                                 36,573,434
                                                            ---------------

                PHARMACEUTICALS--0.7%
        211,700 Watson Pharmaceuticals, Inc. (b)...........       6,945,877
                                                            ---------------

                REAL ESTATE--0.5%
        135,700 Equity Residential (REIT)..................       4,909,626
                                                            ---------------

                ROAD & RAIL--2.1%
        180,800 Burlington Northern Santa Fe Corp..........       8,553,648
        128,000 CSX Corp...................................       5,130,240
        227,600 Norfolk Southern Corp......................       8,236,844
                                                            ---------------
                                                                 21,920,732
                                                            ---------------

                SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT--0.7%
        209,400 Atmel Corp. (b)............................         820,848
        327,685 Freescale Semiconductor, Inc. (Class B) (b)       6,016,297
                                                            ---------------
                                                                  6,837,145
                                                            ---------------

                SOFTWARE--2.3%
        143,784 Macrovision Corp. (b)......................       3,698,124
        124,200 NAVTEQ (b).................................       5,757,912
        577,900 Symantec Corp. (b).........................      14,886,704
                                                            ---------------
                                                                 24,342,740
                                                            ---------------

                                                                    VALUE
     SHARES                                                        (NOTE 1)
   ----------------------------------------------------------------------------

                 SPECIALTY RETAIL--1.6%
      269,200    RadioShack Corp.............................. $     8,851,296
      255,400    Tiffany & Co.................................       8,165,138
                                                               ---------------
                                                                    17,016,434
                                                               ---------------

                 WIRELESS TELECOMMUNICATION SERVICES--9.8%
    1,033,100    American Tower Corp. (Class A) (b) (c).......      19,009,040
    2,775,560    Nextel Communications, Inc. (Class A) (b)....      83,266,800
                                                               ---------------
                                                                   102,275,840
                                                               ---------------
                 Total Common Stocks
                  (Identified Cost $910,319,090)..............   1,036,090,379
                                                               ---------------

   SHORT TERM INVESTMENTS--0.9%
      FACE                                                          VALUE
     AMOUNT                                                        (NOTE 1)
   ----------------------------------------------------------------------------

                 REPURCHASE AGREEMENT--0.9%
   $9,102,000    State Street Corp. Repurchase Agreement dated
                  12/31/04 at 0.600% to be repurchased at
                  $9,102,455 on 01/03/05, collateralized
                  by $9,390,000 U.S. Treasury Note 3.375%
                  due 12/15/08 with a value of
                  $9,378,263..................................       9,102,000
                                                               ---------------
                 Total Short Term Investments
                  (Identified Cost $9,102,000)................       9,102,000
                                                               ---------------
                 Total Investments--100.5%
                  (Identified Cost $919,421,090) (a)..........   1,045,192,379
                 Other assets less liabilities................      (4,896,931)
                                                               ---------------
                 TOTAL NET ASSETS--100%....................... $ 1,040,295,448
                                                               ===============

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-211

METROPOLITAN SERIES FUND, INC.

 FI MID CAP OPPORTUNITIES PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2004

    ASSETS
      Investments at value.....................              $1,045,192,379
      Cash.....................................                         577
      Foreign cash at value
       (Identified cost $2,737)................                       2,769
      Collateral for securities loaned.........                 156,569,259
      Receivable for:
       Securities sold.........................                   8,217,339
       Fund shares sold........................                      87,725
       Dividends and interest..................                     848,047
                                                             --------------
        Total Assets...........................               1,210,918,095
    LIABILITIES
      Payable for:
       Fund shares redeemed.................... $  3,821,049
       Securities purchased....................    9,468,332
       Withholding taxes.......................       47,602
       Return of collateral for securities
        loaned.................................  156,569,259
      Accrued expenses :
       Management fees.........................      587,298
       Service and distribution fees...........       12,582
       Deferred directors fees.................        1,986
       Other expenses..........................      114,539
                                                ------------
        Total Liabilities......................                 170,622,647
                                                             --------------
    NET ASSETS.................................              $1,040,295,448
                                                             ==============
      Net assets consist of:
       Capital paid in.........................              $1,739,397,546
       Overdistributed net investment
        income (loss)..........................                        (245)
       Accumulated net realized gains
        (losses)...............................                (824,873,675)
       Unrealized appreciation (depreciation)
        on investments and foreign
        currency...............................                 125,771,822
                                                             --------------
    NET ASSETS.................................              $1,040,295,448
                                                             ==============
    Computation of offering price:
    CLASS A
    Net asset value and redemption price per
     share ($963,074,016 divided by
     58,942,904 shares outstanding)............              $        16.34
                                                             ==============
    CLASS B
    Net asset value and redemption price per
     share ($36,819,128 divided by
     2,292,507 shares outstanding).............              $        16.06
                                                             ==============
    CLASS E
    Net asset value and redemption price per
     share ($40,402,304 divided by
     2,494,742 shares outstanding).............              $        16.19
                                                             ==============
    Identified cost of investments.............              $  919,421,090
                                                             ==============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2004

    INVESTMENT INCOME
      Dividends...............................               $ 11,119,002(a)
      Interest................................                    378,556(b)
                                                             ------------
                                                               11,497,558
    EXPENSES
      Management fees......................... $  6,357,009
      Service and distribution fees--Class B..       62,202
      Service and distribution fees--Class E..       43,341
      Directors' fees and expenses............       21,893
      Custodian...............................      280,777
      Audit and tax services..................       21,371
      Legal...................................       22,906
      Printing................................      272,886
      Insurance...............................       21,523
      Miscellaneous...........................        5,110
                                               ------------
      Total expenses before reductions........    7,109,018
      Expense reductions......................     (512,756)    6,596,262
                                               ------------  ------------
    NET INVESTMENT INCOME (LOSS)..............                  4,901,296
                                                             ------------
    REALIZED AND UNREALIZED GAIN (LOSS)
    Realized gain (loss) on:
      Investments--net........................  203,549,684
      Foreign currency transactions--net......      632,772   204,182,456
                                               ------------
    Unrealized appreciation (depreciation) on:
      Investments--net........................  (54,189,732)
      Foreign currency transactions--net......          533   (54,189,199)
                                               ------------  ------------
    Net gain (loss)...........................                149,993,257
                                                             ------------
    NET INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS..........................               $154,894,553
                                                             ============

(a)Net of foreign taxes of $163,359.
(b)Includes income on securities loaned of $193,669.

                See accompanying notes to financial statements.

                                    MSF-212

METROPOLITAN SERIES FUND, INC.

 FI MID CAP OPPORTUNITIES PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                                       YEAR ENDED     YEAR ENDED
                                                                      DECEMBER 31,   DECEMBER 31,
                                                                          2004           2003
                                                                     --------------  ------------
FROM OPERATIONS
  Net investment income (loss)...................................... $    4,901,296  $ (1,870,417)
  Net realized gain (loss)..........................................    204,182,456   (14,747,540)
  Unrealized appreciation (depreciation)............................    (54,189,199)  251,233,820
                                                                     --------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................    154,894,553   234,615,863
                                                                     --------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................     (4,601,317)            0
    Class B.........................................................       (113,963)            0
    Class E.........................................................       (149,331)            0
                                                                     --------------  ------------
  TOTAL DISTRIBUTIONS...............................................     (4,864,611)            0
                                                                     --------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.     (9,775,517)  (28,437,560)
                                                                     --------------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................    140,254,425   206,178,303

NET ASSETS
  Beginning of the period...........................................    900,041,023   693,862,720
                                                                     --------------  ------------
  End of the period................................................. $1,040,295,448  $900,041,023
                                                                     ==============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $         (245) $          0
                                                                     ==============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                       YEAR ENDED                YEAR ENDED
                                                                   DECEMBER 31, 2004          DECEMBER 31, 2003
                                                               -------------------------  ------------------------
                                                                 SHARES          $          SHARES          $
                                                               ----------  -------------  ----------  ------------
CLASS A
  Sales.......................................................  2,399,444  $  34,476,337   3,902,785  $ 45,795,675
  Shares issued through acquisition...........................  1,734,777     23,929,338           0             0
  Reinvestments...............................................    284,383      4,601,317           0             0
  Redemptions................................................. (7,782,290)  (112,213,380) (7,054,863)  (82,944,600)
                                                               ----------  -------------  ----------  ------------
  Net increase (decrease)..................................... (3,363,686) $ (49,206,388) (3,152,078) $(37,148,925)
                                                               ==========  =============  ==========  ============
CLASS B
  Sales.......................................................  1,090,024  $  15,417,201     419,173  $  5,058,235
  Shares issued through acquisition...........................    841,201     11,488,158           0             0
  Reinvestments...............................................      7,167        113,963           0             0
  Redemptions.................................................   (650,185)    (9,195,892)   (295,210)   (3,421,182)
                                                               ----------  -------------  ----------  ------------
  Net increase (decrease).....................................  1,288,207  $  17,823,430     123,963  $  1,637,053
                                                               ==========  =============  ==========  ============
CLASS E
  Sales.......................................................    703,200  $   9,983,997     751,424  $  9,085,637
  Shares issued through acquisition...........................  1,335,690     18,428,256           0             0
  Reinvestments...............................................      9,310        149,331           0             0
  Redemptions.................................................   (488,279)    (6,954,143)   (165,449)   (2,011,325)
                                                               ----------  -------------  ----------  ------------
  Net increase (decrease).....................................  1,559,921  $  21,607,441     585,975  $  7,074,312
                                                               ==========  =============  ==========  ============
  Increase (decrease) derived from capital share transactions.   (515,558) $  (9,775,517) (2,442,140) $(28,437,560)
                                                               ==========  =============  ==========  ============

                See accompanying notes to financial statements.

                                    MSF-213

METROPOLITAN SERIES FUND, INC.

 FI MID CAP OPPORTUNITIES PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                                                                          CLASS A
                                                                                   -----------------------------------------
                                                                                                  YEAR ENDED DECEMBER 31,
                                                                                   -----------------------------------------
                                                                                     2004      2003      2002       2001
                                                                                   --------  --------  --------  ----------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $  14.01  $  10.41  $  14.66  $    23.38
                                                                                   --------  --------  --------  ----------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)....................................................     0.08     (0.03)    (0.03)      (0.03)
  Net realized and unrealized gain (loss) on investments..........................     2.33      3.63     (4.22)      (8.69)
                                                                                   --------  --------  --------  ----------
  Total from investment operations................................................     2.41      3.60     (4.25)      (8.72)
                                                                                   --------  --------  --------  ----------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................    (0.08)     0.00      0.00        0.00
  Distributions from net realized capital gains...................................     0.00      0.00      0.00        0.00
                                                                                   --------  --------  --------  ----------
  Total distributions.............................................................    (0.08)     0.00      0.00        0.00
                                                                                   --------  --------  --------  ----------
NET ASSET VALUE, END OF PERIOD.................................................... $  16.34  $  14.01  $  10.41  $    14.66
                                                                                   ========  ========  ========  ==========
TOTAL RETURN (%)..................................................................     17.2      34.6     (29.0)      (37.3)
Ratio of operating expenses to average net assets before expense reductions (%)...     0.75      0.77      0.75        0.74
Ratio of operating expenses to average net assets after expense reductions (%) (d)     0.70      0.76        --          --
Ratio of net investment income (loss) to average net assets (%)...................     0.53     (0.24)    (0.27)      (0.17)
Portfolio turnover rate (%).......................................................      217        39        78         105
Net assets, end of period (000)................................................... $963,074  $873,202  $681,221  $1,067,259

                                                                                   -----------

                                                                                   -----------
                                                                                      2000
                                                                                   ----------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $    36.54
                                                                                   ----------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)....................................................      (0.10)
  Net realized and unrealized gain (loss) on investments..........................     (10.66)
                                                                                   ----------
  Total from investment operations................................................     (10.76)
                                                                                   ----------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................       0.00
  Distributions from net realized capital gains...................................      (2.40)
                                                                                   ----------
  Total distributions.............................................................      (2.40)
                                                                                   ----------
NET ASSET VALUE, END OF PERIOD.................................................... $    23.38
                                                                                   ==========
TOTAL RETURN (%)..................................................................      (31.3)
Ratio of operating expenses to average net assets before expense reductions (%)...       0.70
Ratio of operating expenses to average net assets after expense reductions (%) (d)         --
Ratio of net investment income (loss) to average net assets (%)...................      (0.33)
Portfolio turnover rate (%).......................................................        118
Net assets, end of period (000)................................................... $1,783,379

                                                                       CLASS B                                     CLASS E
                                                     ----------------------------------------     -------------------------
                                                                               JANUARY 2, 2001(A)
                                                      YEAR ENDED DECEMBER 31,       THROUGH        YEAR ENDED DECEMBER 31,
                                                     ------------------------     DECEMBER 31,    ------------------------
                                                       2004     2003    2002          2001          2004     2003    2002
                                                     -------  -------  ------  ------------------ -------  -------  ------
NET ASSET VALUE, BEGINNING OF PERIOD................ $ 13.79  $ 10.27  $14.50       $ 21.47       $ 13.90  $ 10.33  $14.58
                                                     -------  -------  ------       -------       -------  -------  ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)......................    0.09    (0.05)  (0.06)        (0.04)         0.07    (0.03)  (0.01)
  Net realized and unrealized gain (loss) on
   investments......................................    2.23     3.57   (4.17)        (6.93)         2.28     3.60   (4.24)
                                                     -------  -------  ------       -------       -------  -------  ------
  Total from investment operations..................    2.32     3.52   (4.23)        (6.97)         2.35     3.57   (4.25)
                                                     -------  -------  ------       -------       -------  -------  ------
LESS DISTRIBUTIONS
  Distributions from net investment income..........   (0.05)    0.00    0.00          0.00         (0.06)    0.00    0.00
                                                     -------  -------  ------       -------       -------  -------  ------
  Total distributions...............................   (0.05)    0.00    0.00          0.00         (0.06)    0.00    0.00
                                                     -------  -------  ------       -------       -------  -------  ------
NET ASSET VALUE, END OF PERIOD...................... $ 16.06  $ 13.79  $10.27       $ 14.50       $ 16.19  $ 13.90  $10.33
                                                     =======  =======  ======       =======       =======  =======  ======
TOTAL RETURN (%)....................................    16.8     34.2   (29.2)        (32.5)(b)      17.0     34.6   (29.2)
Ratio of operating expenses to average net assets
 before expense reductions (%)......................    1.00     1.02    1.00          0.99 (c)      0.90     0.92    0.90
Ratio of operating expenses to average net assets
 after expense reductions (%) (d)...................    0.95     1.01      --            --          0.85     0.91      --
Ratio of net investment income (loss) to average net
 assets (%).........................................    0.44    (0.48)  (0.52)        (0.40)(c)      0.55    (0.37)  (0.34)
Portfolio turnover rate (%).........................     217       39      78           105           217       39      78
Net assets, end of period (000)..................... $36,819  $13,849  $9,037       $12,334       $40,402  $12,991  $3,605

                                                     -----------
                                                     MAY 1, 2001(A)
                                                        THROUGH
                                                      DECEMBER 31,
                                                          2001
                                                     --------------
NET ASSET VALUE, BEGINNING OF PERIOD................     $19.02
                                                         ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)......................       0.00
  Net realized and unrealized gain (loss) on
   investments......................................      (4.44)
                                                         ------
  Total from investment operations..................      (4.44)
                                                         ------
LESS DISTRIBUTIONS
  Distributions from net investment income..........       0.00
                                                         ------
  Total distributions...............................       0.00
                                                         ------
NET ASSET VALUE, END OF PERIOD......................     $14.58
                                                         ======
TOTAL RETURN (%)....................................      (23.3)(b)
Ratio of operating expenses to average net assets
 before expense reductions (%)......................       0.89 (c)
Ratio of operating expenses to average net assets
 after expense reductions (%) (d)...................         --
Ratio of net investment income (loss) to average net
 assets (%).........................................      (0.22) (c)
Portfolio turnover rate (%).........................        105
Net assets, end of period (000).....................     $   28

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annnualized basis.
(c)Computed on an annualized basis.
(d)The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                See accompanying notes to financial statements.

                                    MSF-214

METROPOLITAN SERIES FUND, INC.

 HARRIS OAKMARK FOCUSED VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

COMMON STOCKS--88.8% OF TOTAL NET ASSETS


                                                               VALUE
         SHARES                                               (NOTE 1)
      --------------------------------------------------------------------

                   AEROSPACE & DEFENSE--2.8%
         1,204,600 Rockwell Collins, Inc.................. $    47,509,424
                                                           ---------------

                   BEVERAGES--3.2%
         1,989,500 The Pepsi Bottling Group, Inc..........      53,796,080
                                                           ---------------

                   CAPITAL MARKETS--0.1%
            92,200 Janus Capital Group, Inc...............       1,549,882
                                                           ---------------

                   COMMERCIAL SERVICES & SUPPLIES--17.0%
         1,377,200 Aramark Corp. (Class B)................      36,509,572
           832,800 D&B Corp. (b)..........................      49,676,520
         1,462,600 Equifax, Inc...........................      41,099,060
         1,645,800 H&R Block, Inc.........................      80,644,200
         2,175,500 R.R. Donnelley & Sons Co...............      76,773,395
                                                           ---------------
                                                               284,702,747
                                                           ---------------

                   DIVERSIFIED FINANCIAL SERVICES--0.6%
           106,000 Moody's Corp...........................       9,206,100
                                                           ---------------

                   HEALTH CARE EQUIPMENT & SUPPLIES--4.5%
           420,000 Baxter International, Inc..............      14,506,800
         1,812,000 Hospira, Inc. (b)......................      60,702,000
                                                           ---------------
                                                                75,208,800
                                                           ---------------

                   HEALTH CARE PROVIDERS & SERVICES--4.4%
         2,105,600 Omnicare, Inc..........................      72,895,872
                                                           ---------------

                   HOTELS, RESTAURANTS & LEISURE--9.7%
         3,081,000 Darden Restaurants, Inc................      85,466,940
         1,612,400 Yum! Brands, Inc.......................      76,073,032
                                                           ---------------
                                                               161,539,972
                                                           ---------------

                   IT SERVICES--3.7%
         1,457,846 First Data Corp........................      62,016,769
                                                           ---------------

                   LEISURE EQUIPMENT & PRODUCTS--3.2%
         2,707,000 Mattel, Inc............................      52,759,430
                                                           ---------------

                   MEDIA--7.1%
           793,500 Cablevision Systems Corp. (Class A) (b)      19,758,150
           717,400 Knight-Ridder, Inc. (c)................      48,022,756
         2,629,200 Time Warner, Inc. (b)..................      51,111,648
                                                           ---------------
                                                               118,892,554
                                                           ---------------

                   OFFICE ELECTRONICS--3.9%
         3,815,300 Xerox Corp. (b)........................      64,898,253
                                                           ---------------

                   OIL & GAS--4.0%
         1,546,600 Burlington Resources, Inc..............      67,277,100
                                                           ---------------

                                                                VALUE
        SHARES                                                 (NOTE 1)
     ----------------------------------------------------------------------

                   SPECIALTY RETAIL--6.5%
         2,027,000 AutoNation, Inc. (b) (c)............... $    38,938,670
         2,938,000 Office Depot, Inc. (b).................      51,003,680
           928,200 Toys "R" Us, Inc. (b)..................      19,000,254
                                                           ---------------
                                                               108,942,604
                                                           ---------------

                   TEXTILES, APPAREL & LUXURY GOODS--4.3%
         1,700,000 Liz Claiborne, Inc.....................      71,757,000
                                                           ---------------

                   THRIFTS & MORTGAGE FINANCE--13.8%
         6,074,200 Sovereign Bancorp, Inc.................     136,973,210
         2,204,400 Washington Mutual, Inc.................      93,202,032
                                                           ---------------
                                                               230,175,242
                                                           ---------------
                   Total Common Stocks
                    (Identified Cost $1,088,485,951)......   1,483,127,829
                                                           ---------------

     SHORT TERM INVESTMENTS--11.5%
         FACE
        AMOUNT
     ----------------------------------------------------------------------

                   REPURCHASE AGREEMENT--11.5%
     $ 191,012,000 State Street Corp. Repurchase Agreement
                    dated 12/31/04 at 0.900% to be
                    repurchased at $191,026,326 on
                    01/03/05, collateralized by
                    $141,300,000 U.S. Treasury Bond
                    8.000% due 11/15/21 with a value of
                    $194,840,831..........................     191,012,000
                                                           ---------------
                   Total Short Term Investments
                    (Identified Cost $191,012,000)........     191,012,000
                                                           ---------------
                   Total Investments--100.3%
                    (Identified Cost $1,279,497,951) (a)..   1,674,139,829
                   Other assets less liabilities..........      (4,387,024)
                                                           ---------------
                   TOTAL NET ASSETS--100%................. $ 1,669,752,805
                                                           ===============

 See accompanying notes to statement of investments and financial statements.

                                    MSF-215

METROPOLITAN SERIES FUND, INC.

 HARRIS OAKMARK FOCUSED VALUE PORTFOLIO



STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2004

     ASSETS
       Investments at value.....................             $1,483,127,829
       Investments in repurchase agreements.....                191,012,000
       Cash.....................................                        696
       Collateral for securities loaned.........                 22,022,350
       Receivable for:
        Securities sold.........................                  3,931,993
        Fund shares sold........................                  3,565,713
        Dividends and interest..................                    856,109
                                                             --------------
         Total Assets...........................              1,704,516,690
     LIABILITIES
       Payable for:
        Fund shares redeemed.................... $ 5,674,498
        Securities purchased....................   5,753,100
        Return of collateral for securities
         loaned.................................  22,022,350
       Accrued expenses:
        Management fees.........................   1,019,580
        Service and distribution fees...........     164,903
        Deferred directors fees.................      29,806
        Other expenses..........................      99,648
                                                 -----------
         Total Liabilities......................                 34,763,885
                                                             --------------
     NET ASSETS.................................             $1,669,752,805
                                                             ==============
       Net assets consist of:
        Capital paid in.........................             $1,256,572,232
        Undistributed net investment income
         (loss).................................                    358,121
        Accumulated net realized gains
         (losses)...............................                 18,180,574
        Unrealized appreciation (depreciation)
         on investments.........................                394,641,878
                                                             --------------
     NET ASSETS.................................             $1,669,752,805
                                                             ==============
     Computation of offering price:
     CLASS A
     Net asset value and redemption price per
      share ($809,905,827 divided by
      3,321,126 shares outstanding).............             $       243.86
                                                             ==============
     CLASS B
     Net asset value and redemption price per
      share ($578,991,017 divided by
      2,412,901 shares outstanding).............             $       239.96
                                                             ==============
     CLASS E
     Net asset value and redemption price per
      share ($280,855,961 divided by
      1,161,672 shares outstanding).............             $       241.77
                                                             ==============
     Identified cost of investments.............             $1,279,497,951
                                                             ==============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2004

    INVESTMENT INCOME
      Dividends...............................              $ 13,418,927
      Interest................................                   716,684(a)
                                                            ------------
                                                              14,135,611
    EXPENSES
      Management fees......................... $11,142,455
      Service and distribution fees--Class B..   1,561,375
      Service and distribution fees--Class E..     377,966
      Directors' fees and expenses............      25,950
      Custodian...............................     173,818
      Audit and tax services..................      21,371
      Legal...................................      37,043
      Printing................................     476,169
      Insurance...............................      26,856
      Miscellaneous...........................       6,133
                                               -----------
      Total expenses before reductions........  13,849,136
      Expense reductions......................    (104,594)   13,744,542
                                               -----------  ------------
    NET INVESTMENT INCOME (LOSS)..............                   391,069
                                                            ------------
    REALIZED AND UNREALIZED GAIN (LOSS)
    Realized gain (loss) on:
      Investments--net........................                18,185,250
    Unrealized appreciation (depreciation) on:
      Investments--net........................               125,457,565
                                                            ------------
    Net gain (loss)...........................               143,642,815
                                                            ------------
    NET INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS..........................              $144,033,884
                                                            ============

(a)Includes income on securities loaned of $66,342.

                See accompanying notes to financial statements.

                                    MSF-216

METROPOLITAN SERIES FUND, INC.

 HARRIS OAKMARK FOCUSED VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                                       YEAR ENDED      YEAR ENDED
                                                                      DECEMBER 31,    DECEMBER 31,
                                                                          2004            2003
                                                                     --------------  --------------
FROM OPERATIONS
  Net investment income (loss)...................................... $      391,069  $      256,729
  Net realized gain (loss)..........................................     18,185,250      32,696,201
  Unrealized appreciation (depreciation)............................    125,457,565     249,850,910
                                                                     --------------  --------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................    144,033,884     282,803,840
                                                                     --------------  --------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................       (268,573)       (705,634)
    Class B.........................................................              0        (141,367)
    Class E.........................................................              0         (89,194)
                                                                     --------------  --------------
                                                                           (268,573)       (936,195)
                                                                     --------------  --------------
   Net realized gain
    Class A.........................................................     (6,725,644)              0
    Class B.........................................................     (7,188,107)              0
    Class E.........................................................     (2,644,323)              0
                                                                     --------------  --------------
                                                                        (16,558,074)              0
                                                                     --------------  --------------
  TOTAL DISTRIBUTIONS...............................................    (16,826,647)       (936,195)
                                                                     --------------  --------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.    182,392,649     424,835,178
                                                                     --------------  --------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................    309,599,886     706,702,823
NET ASSETS
  Beginning of the period...........................................  1,360,152,919     653,450,096
                                                                     --------------  --------------
  End of the period................................................. $1,669,752,805  $1,360,152,919
                                                                     ==============  ==============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $      358,121  $      235,625
                                                                     ==============  ==============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                             YEAR ENDED                YEAR ENDED
                                                                         DECEMBER 31, 2004          DECEMBER 31, 2003
                                                                     -------------------------  ------------------------
                                                                       SHARES          $          SHARES         $
                                                                     ----------  -------------  ---------  -------------
CLASS A
  Sales.............................................................  1,097,468  $ 255,178,043    724,195  $ 135,836,605
  Reinvestments.....................................................     30,907      6,994,217      4,178        705,634
  Redemptions.......................................................   (548,409)  (123,886,974)  (575,928)  (104,848,255)
                                                                     ----------  -------------  ---------  -------------
  Net increase (decrease)...........................................    579,966  $ 138,285,286    152,445  $  31,693,984
                                                                     ==========  =============  =========  =============
CLASS B
  Sales.............................................................  1,569,818  $ 349,336,732  1,710,923  $ 324,157,504
  Reinvestments.....................................................     32,224      7,188,107        847        141,367
  Redemptions....................................................... (1,633,636)  (366,785,835)  (105,927)   (21,182,122)
                                                                     ----------  -------------  ---------  -------------
  Net increase (decrease)...........................................    (31,594) $ (10,260,996) 1,605,843  $ 303,116,749
                                                                     ==========  =============  =========  =============
CLASS E
  Sales.............................................................    395,813  $  88,874,634    535,126  $ 101,778,286
  Reinvestments.....................................................     11,774      2,644,323        531         89,194
  Redemptions.......................................................   (165,759)   (37,150,598)   (60,569)   (11,843,035)
                                                                     ----------  -------------  ---------  -------------
  Net increase (decrease)...........................................    241,828  $  54,368,359    475,088  $  90,024,445
                                                                     ==========  =============  =========  =============
  Increase (decrease) in net assets from capital share transactions.    790,200  $ 182,392,649  2,233,376  $ 424,835,178
                                                                     ==========  =============  =========  =============

                See accompanying notes to financial statements.

                                    MSF-217

METROPOLITAN SERIES FUND, INC.

 HARRIS OAKMARK FOCUSED VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                                                           CLASS A
                                                                       ------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                                       ------------------------------------------------
                                                                         2004      2003      2002      2001      2000
                                                                       --------  --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $ 224.26  $ 169.33  $ 186.12  $ 146.67  $ 121.71
                                                                       --------  --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income (loss).........................................     0.23      0.24      0.27      0.42      1.15
 Net realized and unrealized gain (loss) on investments...............    21.85     54.97    (16.70)    40.09     23.81
                                                                       --------  --------  --------  --------  --------
 Total from investment operations.....................................    22.08     55.21    (16.43)    40.51     24.96
                                                                       --------  --------  --------  --------  --------
LESS DISTRIBUTIONS
 Distributions from net investment income.............................    (0.10)    (0.28)    (0.36)    (1.06)     0.00
 Distributions from net realized capital gains........................    (2.38)     0.00      0.00      0.00      0.00
                                                                       --------  --------  --------  --------  --------
 Total distributions..................................................    (2.48)    (0.28)    (0.36)    (1.06)     0.00
                                                                       --------  --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD........................................ $ 243.86  $ 224.26  $ 169.33  $ 186.12  $ 146.67
                                                                       ========  ========  ========  ========  ========
TOTAL RETURN (%)......................................................      9.9      32.7      (8.8)     27.8      20.5
Ratio of operating expenses to average net assets before expense
 reductions (%).......................................................     0.78      0.80      0.82      0.87      0.90
Ratio of operating expenses to average net assets after expense
 reductions (%) (d)...................................................     0.78      0.78      0.82      0.84        --
Ratio of net investment income to average net assets (%)..............     0.15      0.14      0.22      0.43      0.98
Portfolio turnover rate (%)...........................................       16        16        11        28       143
Net assets, end of period (000)....................................... $809,906  $614,742  $438,359  $370,959  $139,518
The ratios of operating expenses to average net assets without giving
 effect to the contractual expense agreement would have been (%)......       --        --        --        --      0.96

                                                                   CLASS B                                     CLASS E
                                                 ---------------------------------------     ----------------------------
                                                                               FEBRUARY 20,
                                                                                 2001(A)
                                                    YEAR ENDED DECEMBER 31,      THROUGH       YEAR ENDED DECEMBER 31,
                                                 ----------------------------  DECEMBER 31,  ---------------------------
                                                   2004      2003      2002        2001        2004      2003      2002
                                                 --------  --------  --------  ------------  --------  --------  -------
NET ASSET VALUE, BEGINNING OF PERIOD............ $ 221.17  $ 167.26  $ 184.25    $159.20     $ 222.60  $ 168.22  $185.17
                                                 --------  --------  --------    -------     --------  --------  -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)..................    (0.24)     0.01      0.16       0.01         0.04      0.07     0.25
  Net realized and unrealized gain (loss) on
   investments..................................    21.41     54.02    (16.83)     25.04        21.51     54.47   (16.85)
                                                 --------  --------  --------    -------     --------  --------  -------
  Total from investment operations..............    21.17     54.03    (16.67)     25.05        21.55     54.54   (16.60)
                                                 --------  --------  --------    -------     --------  --------  -------
LESS DISTRIBUTIONS
  Distributions from net investment income......     0.00     (0.12)    (0.32)      0.00         0.00     (0.16)   (0.35)
  Distributions from net realized capital gains.    (2.38)     0.00      0.00       0.00        (2.38)     0.00     0.00
                                                 --------  --------  --------    -------     --------  --------  -------
  Total distributions...........................    (2.38)    (0.12)    (0.32)      0.00        (2.38)    (0.16)   (0.35)
                                                 --------  --------  --------    -------     --------  --------  -------
NET ASSET VALUE, END OF PERIOD.................. $ 239.96  $ 221.17  $ 167.26    $184.25     $ 241.77  $ 222.60  $168.22
                                                 ========  ========  ========    =======     ========  ========  =======
TOTAL RETURN (%)................................      9.7      32.3      (9.1)      15.7 (b)      9.8      32.5     (9.0)
Ratio of operating expenses to average net
 assets before expense reductions (%)...........     1.03      1.05      1.07       1.12 (c)     0.93      0.95     0.97
Ratio of operating expenses to average net
 assets after expense reductions (%) (d)........     1.03      1.03      1.07       1.09 (c)     0.93      0.93     0.97
Ratio of net investment income (loss) to average
 net assets (%).................................    (0.09)    (0.13)    (0.06)      0.02 (c)     0.00     (0.03)    0.05
Portfolio turnover rate (%).....................       16        16        11         28           16        16       11
Net assets, end of period (000)................. $578,991  $540,656  $140,273    $24,082     $280,856  $204,755  $74,818

                                                 -----------

                                                 MAY 1, 2001(A)
                                                    THROUGH
                                                  DECEMBER 31,
                                                      2001
                                                 --------------
NET ASSET VALUE, BEGINNING OF PERIOD............    $164.26
                                                    -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)..................       0.02
  Net realized and unrealized gain (loss) on
   investments..................................      20.89
                                                    -------
  Total from investment operations..............      20.91
                                                    -------
LESS DISTRIBUTIONS
  Distributions from net investment income......       0.00
  Distributions from net realized capital gains.       0.00
                                                    -------
  Total distributions...........................       0.00
                                                    -------
NET ASSET VALUE, END OF PERIOD..................    $185.17
                                                    =======
TOTAL RETURN (%)................................       12.7 (b)
Ratio of operating expenses to average net
 assets before expense reductions (%)...........       1.02 (c)
Ratio of operating expenses to average net
 assets after expense reductions (%) (d)........       0.99 (c)
Ratio of net investment income (loss) to average
 net assets (%).................................       0.09 (c)
Portfolio turnover rate (%).....................         28
Net assets, end of period (000).................    $10,416

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.
(d)The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                See accompanying notes to financial statements.

                                    MSF-218

METROPOLITAN SERIES FUND, INC.

 METLIFE MID CAP STOCK INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

COMMON STOCKS--95.7% OF TOTAL NET ASSETS


                                                                  VALUE
    SHARES                                                       (NOTE 1)
   -------------------------------------------------------------------------

            AEROSPACE & DEFENSE--0.6%
     10,369 Alliant Techsystems, Inc. (b)..................... $     677,925
     18,094 Precision Castparts Corp..........................     1,188,414
      2,884 Sequa Corp. (Class A) (b) (c).....................       176,357
                                                               -------------
                                                                   2,042,696
                                                               -------------

            AIR FREIGHT & LOGISTICS--0.9%
     23,479 C.H. Robinson Worldwide, Inc......................     1,303,554
     29,326 Expeditors International of Washington, Inc.......     1,638,737
                                                               -------------
                                                                   2,942,291
                                                               -------------

            AIRLINES--0.4%
     23,549 AirTran Holdings, Inc. (b) (c)....................       251,974
      7,405 Alaska Air Group, Inc. (b) (c)....................       247,994
     28,510 JetBlue Airways Corp. (b).........................       662,002
                                                               -------------
                                                                   1,161,970
                                                               -------------

            AUTO COMPONENTS--1.2%
     19,097 ArvinMeritor, Inc. (c)............................       427,200
      5,344 Bandag, Inc. (c)..................................       266,185
     15,458 BorgWarner, Inc...................................       837,360
     21,369 Gentex Corp. (c)..................................       791,080
     18,529 Lear Corp.........................................     1,130,454
      9,518 Modine Manufacturing Co...........................       321,423
                                                               -------------
                                                                   3,773,702
                                                               -------------

            AUTOMOBILES--0.2%
     15,639 Thor Industries, Inc. (c).........................       579,425
                                                               -------------

            BEVERAGES--0.7%
     29,699 Constellation Brands, Inc. (Class A) (b)..........     1,381,300
     38,107 PepsiAmericas, Inc................................       809,393
                                                               -------------
                                                                   2,190,693
                                                               -------------

            BIOTECHNOLOGY--1.5%
     15,876 Cephalon, Inc. (b) (c)............................       807,771
     17,833 Charles River Laboratories International, Inc. (b)       820,496
     14,098 Invitrogen Corp. (b)..............................       946,399
     84,196 Millennium Pharmaceuticals, Inc. (b)..............     1,020,456
     26,282 Protein Design Labs, Inc. (b) (c).................       542,986
     11,369 Techne Corp. (b)..................................       442,254
     22,100 Vertex Pharmaceuticals, Inc. (b) (c)..............       233,597
                                                               -------------
                                                                   4,813,959
                                                               -------------

            BUILDING PRODUCTS--0.1%
     11,434 York International Corp. (c)......................       394,930
                                                               -------------

            CAPITAL MARKETS--2.5%
     21,023 A.G. Edwards, Inc.................................       908,404
     18,463 Eaton Vance Corp..................................       962,846
     18,290 Investors Financial Services Corp. (c)............       914,134
     15,734 Jefferies Group, Inc. (c).........................       633,766
     16,467 LaBranche & Co., Inc. (b) (c).....................       147,544
     27,729 Legg Mason, Inc...................................     2,031,427

                                                             VALUE
         SHARES                                             (NOTE 1)
        ---------------------------------------------------------------

                 CAPITAL MARKETS--(CONTINUED)
          20,303 Raymond James Financial, Inc............ $     628,987
          28,208 SEI Investments Co......................     1,182,761
          22,751 Waddell & Reed Financial, Inc. (Class A)       543,521
                                                          -------------
                                                              7,953,390
                                                          -------------

                 CHEMICALS--2.8%
          20,641 Airgas, Inc.............................       547,193
          11,464 Albemarle Corp..........................       443,772
          16,985 Cabot Corp..............................       656,980
          31,543 Crompton Corp...........................       372,207
          10,909 Cytec Industries, Inc...................       560,941
          11,533 Ferro Corp..............................       267,450
          10,151 FMC Corp. (b)...........................       490,293
          66,486 Lyondell Chemical Co....................     1,922,775
           5,641 Minerals Technologies, Inc..............       376,255
          19,316 Olin Corp. (c)..........................       425,338
          32,029 RPM International, Inc..................       629,690
          12,904 Sensient Technologies Corp. (c).........       309,567
          18,361 The Lubrizol Corp.......................       676,787
           9,050 The Scotts Co. (Class A) (b)............       665,356
          14,139 Valspar Corp............................       707,091
                                                          -------------
                                                              9,051,695
                                                          -------------

                 COMMERCIAL BANKS--4.3%
          35,625 Associated Banc-Corp....................     1,183,106
          14,577 Bank of Hawaii Corp.....................       739,637
          48,398 Banknorth Group, Inc....................     1,771,367
          13,534 City National Corp......................       956,177
          21,832 Commerce Bancorp, Inc. (c)..............     1,405,981
          14,339 Cullen/Frost Bankers, Inc...............       696,875
          23,195 FirstMerit Corp.........................       660,826
          14,034 Greater Bay Bancorp (c).................       391,268
          42,670 Hibernia Corp. (Class A)................     1,259,192
          21,792 Mercantile Bankshares Corp..............     1,137,542
           9,903 Silicon Valley Bancshares (b) (c).......       443,852
          38,185 TCF Financial Corp......................     1,227,266
          36,804 The Colonial BancGroup, Inc.............       781,349
           8,763 WestAmerica Bancorp (c).................       510,971
          18,536 Wilmington Trust Corp...................       670,076
                                                          -------------
                                                             13,835,485
                                                          -------------

                 COMMERCIAL SERVICES & SUPPLIES--4.4%
          25,226 Adesa, Inc..............................       535,296
           6,858 Banta Corp..............................       306,964
          28,206 Career Education Corp. (b)..............     1,128,240
          24,413 ChoicePoint, Inc. (b)...................     1,122,754
          24,767 Copart, Inc. (b)........................       651,867
          24,887 Corinthian Colleges, Inc. (b) (c).......       468,996
          19,122 D&B Corp. (b)...........................     1,140,627
          13,768 Deluxe Corp.............................       513,959
          19,345 DeVry, Inc. (b).........................       335,829
          20,229 Education Management Corp. (b)..........       667,759
          19,445 Herman Miller, Inc......................       537,265
          15,459 HNI Corp................................       665,510

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-219

METROPOLITAN SERIES FUND, INC.

 METLIFE MID CAP STOCK INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

COMMON STOCKS--(CONTINUED)

                                                               VALUE
        SHARES                                                (NOTE 1)
       ------------------------------------------------------------------

                COMMERCIAL SERVICES & SUPPLIES--(CONTINUED)
         12,642 ITT Educational Services, Inc. (b)......... $     601,127
          9,687 Kelly Services, Inc. (Class A).............       292,354
         10,728 Korn/Ferry International, Inc. (b) (c).....       222,606
         13,294 Laureate Education, Inc. (b)...............       586,133
         24,824 Manpower, Inc..............................     1,198,999
         41,495 Republic Services, Inc. (Class A)..........     1,391,742
         12,565 Rollins, Inc. (c)..........................       330,711
         17,470 Sotheby's Holdings, Inc. (Class A) (b).....       317,255
         12,388 Stericycle, Inc. (b).......................       569,229
         15,619 The Brink's Co.............................       617,263
                                                            -------------
                                                               14,202,485
                                                            -------------

                COMMUNICATIONS EQUIPMENT--1.5%
        104,416 3Com Corp. (b).............................       435,415
         21,017 ADTRAN, Inc................................       402,265
         13,711 Avocent Corp. (b)..........................       555,570
         14,965 CommScope, Inc. (b)........................       282,838
         18,407 Harris Corp................................     1,137,369
         13,312 Plantronics, Inc...........................       552,049
         26,970 Polycom, Inc. (b)..........................       628,940
         28,726 Powerwave Technologies, Inc. (b) (c).......       243,596
         31,447 UTStarcom, Inc. (b) (c)....................       696,551
                                                            -------------
                                                                4,934,593
                                                            -------------

                COMPUTERS & PERIPHERALS--1.1%
         19,657 Diebold, Inc...............................     1,095,484
          9,360 Imation Corp...............................       297,929
         32,497 McDATA Corp. (Class A) (b) (c).............       193,682
         44,831 SanDisk Corp. (b) (c)......................     1,119,430
         29,326 Storage Technology Corp. (b)...............       926,995
                                                            -------------
                                                                3,633,520
                                                            -------------

                CONSTRUCTION & ENGINEERING--0.5%
         13,377 Dycom Industries, Inc. (b).................       408,266
         11,453 Granite Construction, Inc. (c).............       304,650
         15,505 Jacobs Engineering Group, Inc. (b).........       740,984
         32,227 Quanta Services, Inc. (b) (c)..............       257,816
                                                            -------------
                                                                1,711,716
                                                            -------------

                CONSTRUCTION MATERIALS--0.2%
         13,216 Martin Marietta Materials, Inc.............       709,171
                                                            -------------

                CONSUMER FINANCE--0.5%
         42,740 AmeriCredit Corp. (b) (c)..................     1,044,993
         24,375 MoneyGram International, Inc...............       515,287
                                                            -------------
                                                                1,560,280
                                                            -------------

                CONTAINERS & PACKAGING--0.5%
         14,058 Longview Fibre Co..........................       255,012
         29,432 Packaging Corp. of America.................       693,124
         27,042 Sonoco Products Co.........................       801,795
                                                            -------------
                                                                1,749,931
                                                            -------------

                                                                VALUE
         SHARES                                                (NOTE 1)
        ------------------------------------------------------------------

                    DIVERSIFIED FINANCIAL SERVICES--0.5%
          13,606    GATX Corp............................... $     402,193
          19,737    Leucadia National Corp. (c).............     1,371,327
                                                             -------------
                                                                 1,773,520
                                                             -------------

                    DIVERSIFIED TELECOMMUNICATION SERVICES--0.1%
          67,375    Cincinnati Bell, Inc. (b)...............       279,606
                                                             -------------

                    ELECTRIC UTILITIES--3.3%
          31,793    Alliant Energy Corp.....................       909,280
           8,934    Black Hills Corp. (c)...................       274,095
          34,819    DPL, Inc. (c)...........................       874,305
          21,156    Duquesne Light Holdings, Inc. (c).......       398,791
          20,458    Great Plains Energy, Inc................       619,468
          22,181    Hawaiian Electric Industries, Inc. (c)..       646,576
          11,473    IDACORP, Inc. (c).......................       350,730
          35,330    Northeast Utilities.....................       665,971
          14,642    NSTAR...................................       794,768
          24,486    OGE Energy Corp.........................       649,124
          51,714    Pepco Holdings, Inc.....................     1,102,542
          16,631    PNM Resources, Inc......................       420,598
          27,432    Puget Energy, Inc.......................       677,570
          32,295    Sierra Pacific Resources (b) (c)........       339,098
          23,635    Westar Energy, Inc......................       540,532
          32,205    Wisconsin Energy Corp...................     1,085,631
          10,289    WPS Resources Corp......................       514,038
                                                             -------------
                                                                10,863,117
                                                             -------------

                    ELECTRICAL EQUIPMENT--0.6%
          18,855    AMETEK, Inc.............................       672,558
          16,764    Hubbell, Inc. (Class B).................       876,757
          16,248    Thomas & Betts Corp. (b)................       499,626
                                                             -------------
                                                                 2,048,941
                                                             -------------

                    ELECTRONIC EQUIPMENT & INSTRUMENTS--2.0%
          24,345    Amphenol Corp. (Class A) (b)............       894,435
          31,883    Arrow Electronics, Inc. (b).............       774,757
          33,162    Avnet, Inc. (b).........................       604,875
          22,870    CDW Corp................................     1,517,425
          23,809    Kemet Corp. (b) (c).....................       213,091
          21,781    National Instruments Corp. (c)..........       593,532
          11,804    Newport Corp. (b).......................       166,436
          11,840    Plexus Corp. (b)........................       154,038
          15,993    Tech Data Corp. (b).....................       726,082
          45,682    Vishay Intertechnology, Inc. (b)........       686,144
                                                             -------------
                                                                 6,330,815
                                                             -------------

                    ENERGY EQUIPMENT & SERVICES--3.6%
          15,121    Cooper Cameron Corp. (b)................       813,661
          41,570    ENSCO International, Inc................     1,319,432
          18,819    FMC Technologies, Inc. (b)..............       605,972
          34,002    Grant Prideco, Inc. (b).................       681,740
          21,463    Hanover Compressor Co. (b) (c)..........       303,272
          13,877    Helmerich & Payne, Inc..................       472,373

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-220

METROPOLITAN SERIES FUND, INC.

 METLIFE MID CAP STOCK INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

COMMON STOCKS--(CONTINUED)

                                                             VALUE
         SHARES                                             (NOTE 1)
        ---------------------------------------------------------------

                 ENERGY EQUIPMENT & SERVICES--(CONTINUED)
          23,656 National-Oilwell, Inc. (b) (c).......... $     834,820
          46,061 Patterson-UTI Energy, Inc...............       895,886
          37,496 Pride International, Inc. (b)...........       770,168
          28,861 Smith International, Inc. (b)...........     1,570,327
          16,689 Tidewater, Inc. (c).....................       594,295
          26,932 Varco International, Inc. (b)...........       785,068
          37,389 Weatherford International, Ltd. (b).....     1,918,056
                                                          -------------
                                                             11,565,070
                                                          -------------

                 FOOD & STAPLES RETAILING--0.8%
          19,122 BJ's Wholesale Club, Inc. (b)...........       557,024
          12,860 Ruddick Corp............................       278,934
          17,138 Whole Foods Market, Inc.................     1,634,108
                                                          -------------
                                                              2,470,066
                                                          -------------

                 FOOD PRODUCTS--2.1%
          41,011 Dean Foods Co. (b)......................     1,351,313
          38,184 Hormel Foods Corp.......................     1,197,068
           9,660 Lancaster Colony Corp...................       414,124
          30,544 Smithfield Foods, Inc. (b)..............       903,797
          16,064 The J. M. Smucker Co. (c)...............       756,133
          14,389 Tootsie Roll Industries, Inc............       498,291
          97,130 Tyson Foods, Inc. (Class A).............     1,787,192
                                                          -------------
                                                              6,907,918
                                                          -------------

                 GAS UTILITIES--0.3%
          20,623 AGL Resources, Inc......................       685,508
          13,390 WGL Holdings, Inc.......................       412,948
                                                          -------------
                                                              1,098,456
                                                          -------------

                 HEALTH CARE EQUIPMENT & SUPPLIES--2.5%
          16,731 Beckman Coulter, Inc....................     1,120,810
          30,747 Cytyc Corp. (b).........................       847,695
          22,205 Dentsply International, Inc.............     1,247,921
          16,358 Edwards Lifesciences Corp. (b)..........       674,931
          17,033 Hillenbrand Industries, Inc.............       946,013
           9,859 INAMED Corp. (b)........................       623,582
          19,025 STERIS Corp. (b)........................       451,273
          37,378 Varian Medical Systems, Inc. (b)........     1,616,225
           9,552 Varian, Inc. (b)........................       391,727
          13,652 VISX, Inc. (b)..........................       353,177
                                                          -------------
                                                              8,273,354
                                                          -------------

                 HEALTH CARE PROVIDERS & SERVICES--4.1%
          13,338 Apria Healthcare Group, Inc. (b)........       439,487
          24,009 Community Health Systems, Inc. (b)......       669,371
          17,183 Covance, Inc. (b).......................       665,841
          24,701 Coventry Health Care, Inc. (b)..........     1,311,129
          25,290 First Health Group Corp. (b)............       473,176
          30,554 Health Net, Inc. (b)....................       882,094
          11,906 Henry Schein, Inc. (b)..................       829,134
          10,653 LifePoint Hospitals, Inc. (b) (c).......       370,937
          27,614 Lincare Holdings, Inc. (b)..............     1,177,737
          28,672 Omnicare, Inc...........................       992,625

                                                                  VALUE
    SHARES                                                       (NOTE 1)
   -------------------------------------------------------------------------

            HEALTH CARE PROVIDERS & SERVICES--(CONTINUED)
     23,187 PacifiCare Health Systems, Inc. (b) (c)........... $   1,310,529
     37,754 Patterson Cos., Inc. (b)..........................     1,638,146
     18,538 Renal Care Group, Inc. (b)........................       667,183
     21,184 Triad Hospitals, Inc. (b).........................       788,257
     16,053 Universal Health Services, Inc. (Class B).........       714,358
     22,580 VCA Antech, Inc. (b)..............................       442,568
                                                               -------------
                                                                  13,372,572
                                                               -------------

            HOTELS, RESTAURANTS & LEISURE--3.1%
     22,311 Applebee's International, Inc.....................       590,126
      9,711 Bob Evans Farms, Inc..............................       253,846
     23,982 Boyd Gaming Corp. (c).............................       998,850
     23,788 Brinker International, Inc. (b)...................       834,245
     86,144 Caesars Entertainment, Inc. (b)...................     1,734,940
     13,254 CBRL Group, Inc...................................       554,680
     31,879 GTECH Holdings Corp...............................       827,260
     14,659 International Speedway Corp. (Class A)............       773,995
     16,952 Krispy Kreme Doughnuts, Inc. (b) (c)..............       213,595
     18,581 Mandalay Resort Group (b).........................     1,308,660
     20,299 Outback Steakhouse, Inc...........................       929,288
     17,871 Ruby Tuesday, Inc. (c)............................       466,076
     21,414 The Cheesecake Factory, Inc. (b) (c)..............       695,296
                                                               -------------
                                                                  10,180,857
                                                               -------------

            HOUSEHOLD DURABLES--4.2%
     18,855 American Greetings Corp. (Class A)................       477,974
     11,259 Blyth, Inc........................................       332,816
     64,179 D.R. Horton, Inc..................................     2,587,055
     14,607 Furniture Brands International, Inc...............       365,905
     18,433 Harman International Industries, Inc..............     2,340,991
     16,808 Hovnanian Enterprises, Inc. (Class A) (b) (c).....       832,332
     42,973 Lennar Corp. (Class A)............................     2,435,710
     18,349 Mohawk Industries, Inc. (b).......................     1,674,346
     13,090 Ryland Group, Inc.................................       753,199
     20,567 Toll Brothers, Inc. (b) (c).......................     1,411,102
     16,116 Tupperware Corp. (c)..............................       333,924
                                                               -------------
                                                                  13,545,354
                                                               -------------

            HOUSEHOLD PRODUCTS--0.5%
     17,166 Church & Dwight, Inc. (c).........................       577,121
     19,937 Energizer Holdings, Inc. (b)......................       990,669
                                                               -------------
                                                                   1,567,790
                                                               -------------

            IT SERVICES--2.7%
     23,745 Acxiom Corp.......................................       624,494
     22,476 Alliance Data Systems Corp. (b)...................     1,067,160
     40,871 Ceridian Corp. (b)................................       747,122
     17,202 Certegy, Inc......................................       611,187
     23,871 Checkfree Corp. (b)...............................       909,008
     36,590 Cognizant Technology Solutions Corp. (Class A) (b)     1,548,855
     14,057 CSG Systems International, Inc. (b)...............       262,866
     23,052 DST Systems, Inc. (b).............................     1,201,470
     30,486 Gartner, Inc. (Class A) (b) (c)...................       379,856
     17,067 Keane, Inc. (b)...................................       250,885

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-221

METROPOLITAN SERIES FUND, INC.

 METLIFE MID CAP STOCK INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

COMMON STOCKS--(CONTINUED)

                                                           VALUE
            SHARES                                        (NOTE 1)
           ----------------------------------------------------------

                    IT SERVICES--(CONTIUNED)
             28,220 MPS Group, Inc. (b)................ $     345,977
             33,083 The BISYS Group, Inc. (b)..........       544,215
             23,311 Titan Corp. (b)....................       377,638
                                                        -------------
                                                            8,870,733
                                                        -------------

                    INDUSTRIAL CONGLOMERATES--0.3%
              8,564 Carlisle Cos., Inc.................       555,975
             11,089 Teleflex, Inc......................       575,963
                                                        -------------
                                                            1,131,938
                                                        -------------

                    INSURANCE--4.2%
             14,649 Allmerica Financial Corp. (b)......       480,927
             20,307 American Financial Group, Inc. (c).       635,812
             10,781 AmerUs Group Co. (c)...............       488,379
             25,427 Arthur J. Gallagher & Co. (c)......       826,377
             19,030 Brown & Brown, Inc. (c)............       828,756
             15,444 Everest Re Group, Ltd..............     1,383,165
             48,009 Fidelity National Financial, Inc...     2,192,571
             24,662 First American Corp................       866,623
             18,658 HCC Insurance Holdings, Inc........       617,953
             11,770 Horace Mann Educators Corp.........       224,572
             17,028 Ohio Casualty Corp. (b) (c)........       395,220
             50,177 Old Republic International Corp....     1,269,478
             19,105 Protective Life Corp...............       815,592
              7,824 StanCorp Financial Group, Inc......       645,480
             18,870 Unitrin, Inc.......................       857,641
             23,156 W.R. Berkley Corp..................     1,092,269
                                                        -------------
                                                           13,620,815
                                                        -------------

                    INTERNET SOFTWARE & SERVICES--0.0%
             15,398 Retek, Inc. (b)....................        94,698
                                                        -------------

                    INVESTMENT COMPANY--4.3%
            115,700 MidCap SPDR Trust, Series 1........    13,999,700
                                                        -------------

                    LEISURE EQUIPMENT & PRODUCTS--0.1%
             20,992 Callaway Golf Co. (c)..............       283,392
                                                        -------------

                    MACHINERY--2.3%
             24,841 AGCO Corp. (b).....................       543,769
             15,099 Crane Co...........................       435,455
             22,892 Donaldson Co., Inc. (c)............       745,821
             13,248 Federal Signal Corp. (c)...........       233,960
             15,214 Flowserve Corp. (b)................       418,994
             19,024 Graco, Inc.........................       710,546
             11,356 Harsco Corp........................       632,983
             10,463 Kennametal, Inc....................       520,743
              9,982 Nordson Corp.......................       399,979
             27,717 Pentair, Inc.......................     1,207,353
             20,677 SPX Corp...........................       828,321
              5,087 Tecumseh Products Co. (Class A) (c)       243,159
             13,087 Trinity Industries, Inc. (c).......       446,005
                                                        -------------
                                                            7,367,088
                                                        -------------

                                                                    VALUE
      SHARES                                                       (NOTE 1)
     -------------------------------------------------------------------------

                 MARINE--0.2%
       11,740    Alexander & Baldwin, Inc....................... $     498,011
                                                                 -------------

                 MEDIA--2.5%
       31,641    Belo Corp. (Class A)...........................       830,260
       14,385    Catalina Marketing Corp. (c)...................       426,228
       15,464    Emmis Communications Corp. (Class A) (b).......       296,754
       13,721    Entercom Communications Corp. (b)..............       492,447
       23,479    Harte-Hanks, Inc...............................       609,984
       12,433    Lee Enterprises, Inc...........................       572,913
        6,531    Media General, Inc.(Class A)...................       423,274
       10,918    Scholastic Corp. (b)...........................       403,529
       27,366    The Reader's Digest Association, Inc. (Class A)       380,661
        2,634    The Washington Post Co. (Class B) (c)..........     2,589,275
       14,109    Valassis Communications, Inc. (b)..............       493,956
       26,421    Westwood One, Inc. (b).........................       711,517
                                                                 -------------
                                                                     8,230,798
                                                                 -------------

                 METALS & MINING--0.9%
       17,156    Arch Coal, Inc.................................       609,724
       17,781    Peabody Energy Corp............................     1,438,661
       12,425    Steel Dynamics, Inc. (c).......................       470,659
       21,864    Worthington Industries, Inc....................       428,097
                                                                 -------------
                                                                     2,947,141
                                                                 -------------

                 MULTI-UTILITIES--2.4%
       66,518    Aquila, Inc. (b) (c)...........................       245,452
       40,428    Energy East Corp...............................     1,078,619
       16,910    Equitable Resources, Inc.......................     1,025,761
       32,499    MDU Resources Group, Inc.......................       867,073
       22,729    National Fuel Gas Co...........................       644,140
       28,458    ONEOK, Inc.....................................       808,776
       23,195    Questar Corp...................................     1,182,017
       30,913    SCANA Corp.....................................     1,217,972
       20,910    Vectren Corp...................................       560,388
                                                                 -------------
                                                                     7,630,198
                                                                 -------------

                 MULTILINE RETAIL--0.8%
       19,098    99 Cents Only Stores (b) (c)...................       308,624
       31,105    Dollar Tree Stores, Inc. (b)...................       892,091
       13,428    Neiman Marcus Group, Inc. (Class A)............       960,639
       38,368    Saks, Inc. (b).................................       556,720
                                                                 -------------
                                                                     2,718,074
                                                                 -------------

                 OFFICE ELECTRONICS--0.3%
       19,747    Zebra Technologies Corp. (Class A) (b).........     1,111,361
                                                                 -------------

                 OIL & GAS--2.6%
       16,318    Forest Oil Corp. (b)...........................       517,607
       25,325    Murphy Oil Corp................................     2,037,396
       17,135    Newfield Exploration Co. (b)...................     1,011,822
       16,186    Noble Energy, Inc. (c).........................       998,029
       10,836    Overseas Shipholding Group, Inc................       598,147
       40,124    Pioneer Natural Resources Co...................     1,408,353

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-222

METROPOLITAN SERIES FUND, INC.

 METLIFE MID CAP STOCK INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

COMMON STOCKS--(CONTINUED)


                                                                 VALUE
      SHARES                                                    (NOTE 1)
     ----------------------------------------------------------------------

              OIL & GAS--(CONTINUED)
       21,221 Plains Exploration & Production Co. (b)........ $     551,746
       17,729 Pogo Producing Co..............................       859,679
       20,352 Western Gas Resources, Inc. (c)................       595,296
                                                              -------------
                                                                  8,578,075
                                                              -------------

              PAPER & FOREST PRODUCTS--0.4%
       15,317 Bowater, Inc...................................       673,488
       12,063 Glatfelter.....................................       184,323
        8,179 Potlatch Corp..................................       413,694
                                                              -------------
                                                                  1,271,505
                                                              -------------

              PHARMACEUTICALS--1.7%
       28,206 Barr Pharmaceuticals, Inc. (b).................     1,284,501
       68,997 IVAX Corp. (b).................................     1,091,533
        9,323 Par Pharmaceutical Cos., Inc. (b) (c)..........       385,786
       19,873 Perrigo Co.....................................       343,207
       28,922 Sepracor, Inc. (b) (c).........................     1,717,099
       23,150 Valeant Pharmaceuticals International, Inc. (c)       610,002
                                                              -------------
                                                                  5,432,128
                                                              -------------

              REAL ESTATE--2.7%
       22,825 AMB Property Corp. (REIT)......................       921,902
       29,670 Developers Diversified Realty Corp. (REIT).....     1,316,458
       14,761 Highwoods Properties, Inc. (REIT)..............       408,880
       18,494 Hospitality Properties Trust (REIT)............       850,724
       23,566 Liberty Property Trust (REIT) (c)..............     1,018,051
       16,748 Mack-Cali Realty Corp. (REIT)..................       770,910
       28,245 New Plan Excel Realty Trust (REIT) (c).........       764,875
       13,713 Rayonier, Inc. (REIT)..........................       670,703
       36,472 United Dominion Realty Trust, Inc. (REIT)......       904,505
       24,473 Weingarten Realty Investors (REIT).............       981,367
                                                              -------------
                                                                  8,608,375
                                                              -------------

              ROAD & RAIL--0.8%
       14,220 CNF, Inc.......................................       712,422
       22,354 J.B. Hunt Transport Services, Inc..............     1,002,577
       20,166 Swift Transportation Co., Inc. (b) (c).........       433,165
       21,703 Werner Enterprises, Inc........................       491,356
                                                              -------------
                                                                  2,639,520
                                                              -------------

              SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT--3.0%
      131,361 Atmel Corp. (b)................................       514,935
        6,824 Cabot Microelectronics Corp. (b) (c)...........       273,301
       26,185 Credence Systems Corp. (b) (c).................       239,593
       20,329 Cree, Inc. (b) (c).............................       814,786
       34,605 Cypress Semiconductor Corp. (b) (c)............       405,917
       32,889 Fairchild Semiconductor International,
               Inc. (Class A) (b)............................       534,775
       19,344 Integrated Circuit Systems, Inc. (b) (c).......       404,676
       29,376 Integrated Device Technology, Inc. (b).........       339,587
       18,374 International Rectifier Corp. (b)..............       818,929
       41,399 Intersil Corp. (Class A).......................       693,019
       37,507 Lam Research Corp. (b).........................     1,084,327
       31,125 Lattice Semiconductor Corp. (b) (c)............       177,413

                                                                  VALUE
    SHARES                                                       (NOTE 1)
   -------------------------------------------------------------------------

            SEMICONDUCTOR & SEMICONDUCTOR
             EQUIPMENT--(CONTINUED)
     16,791 LTX Corp. (b) (c)................................. $     129,123
     24,784 Micrel, Inc. (b)..................................       273,120
     56,780 Microchip Technology, Inc.........................     1,513,755
     51,560 RF Micro Devices, Inc. (b) (c)....................       352,670
     20,358 Semtech Corp. (b) (c).............................       445,229
     14,296 Silicon Laboratories, Inc. (b) (c)................       504,792
     37,793 TriQuint Semiconductor, Inc. (b) (c)..............       168,179
                                                               -------------
                                                                   9,688,126
                                                               -------------

            SOFTWARE--2.7%
     38,292 Activision, Inc. (b)..............................       772,733
      8,972 Advent Software, Inc. (b).........................       183,747
     16,152 Ascential Software Corp. (b)......................       263,439
     74,393 Cadence Design Systems, Inc. (b)..................     1,027,367
     19,354 Fair Isaac Corp...................................       709,905
     24,896 Jack Henry & Associates, Inc......................       495,679
     19,538 Macromedia, Inc. (b)..............................       608,023
     13,685 Macrovision Corp. (b).............................       351,978
     44,083 McAfee, Inc. (b)..................................     1,275,321
     20,973 Mentor Graphics Corp. (b).........................       320,677
     19,137 RSA Security, Inc. (b) (c)........................       383,888
     26,159 Sybase, Inc. (b)..................................       521,872
     41,856 Synopsys, Inc. (b)................................       821,215
     17,785 The Reynolds & Reynolds Co. (Class A).............       471,480
     10,313 Transaction Systems Architects, Inc. (Class A) (b)       204,713
     22,634 Wind River Systems, Inc. (b) (c)..................       306,691
                                                               -------------
                                                                   8,718,728
                                                               -------------

            SPECIALTY RETAIL--5.4%
     24,014 Abercrombie & Fitch Co. (Class A).................     1,127,457
     20,348 Advance Auto Parts, Inc. (b)......................       888,801
     15,319 Aeropostale, Inc. (b).............................       450,838
     20,285 American Eagle Outfitters, Inc....................       955,424
     19,419 AnnTaylor Stores Corp. (b)........................       418,091
     19,293 Barnes & Noble, Inc. (b)..........................       622,585
     20,662 Borders Group, Inc................................       524,815
     28,648 CarMax, Inc. (b)..................................       889,520
     24,574 Chico's FAS, Inc. (b).............................     1,118,854
     27,226 Claire's Stores, Inc..............................       578,553
     42,846 Foot Locker, Inc..................................     1,153,843
     37,324 Michaels Stores, Inc..............................     1,118,600
     15,193 O'Reilly Automotive, Inc. (b).....................       684,445
     20,406 Pacific Sunwear of California, Inc. (b)...........       454,238
     18,708 Payless Shoesource, Inc. (b)......................       230,108
     39,966 PETsMART, Inc.....................................     1,419,992
     23,636 Pier 1 Imports, Inc...............................       465,629
     12,206 Regis Corp........................................       563,307
     20,856 Rent-A-Center, Inc. (b)...........................       552,684
     40,598 Ross Stores, Inc. (c).............................     1,172,064
     22,275 Urban Outfitters, Inc. (b)........................       989,010
     32,077 Williams-Sonoma, Inc. (b).........................     1,123,978
                                                               -------------
                                                                  17,502,836
                                                               -------------

            TEXTILES, APPAREL & LUXURY GOODS--0.2%
      9,471 The Timberland Co. (Class A) (b)..................       593,548
                                                               -------------

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-223

METROPOLITAN SERIES FUND, INC.

 METLIFE MID CAP STOCK INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

COMMON STOCKS--(CONTINUED)


                                                              VALUE
         SHARES                                              (NOTE 1)
        ----------------------------------------------------------------

                 THRIFTS & MORTGAGE FINANCE--2.4%
          20,481 Astoria Financial Corp................... $     818,626
          23,298 Independence Community Bank Corp.........       992,029
          17,052 IndyMac Bancorp, Inc.....................       587,441
          72,966 New York Community Bancorp, Inc. (c).....     1,500,911
          25,285 Radian Group, Inc........................     1,346,173
          26,217 The PMI Group, Inc.......................     1,094,560
          21,663 Washington Federal, Inc..................       574,936
          14,599 Webster Financial Corp...................       739,293
                                                           -------------
                                                               7,653,969
                                                           -------------

                 TOBACCO--0.1%
           7,028 Universal Corp...........................       336,219
                                                           -------------

                 TRADING COMPANIES & DISTRIBUTORS--0.5%
          20,885 Fastenal Co. (c).........................     1,285,681
          21,400 United Rentals, Inc. (b) (c).............       404,460
                                                           -------------
                                                               1,690,141
                                                           -------------

                 WATER UTILITIES--0.2%
          25,662 Aqua America, Inc........................       631,029
                                                           -------------

                 WIRELESS TELECOMMUNICATION SERVICES--0.4%
          15,796 Telephone & Data Systems, Inc............     1,215,502
                                                           -------------
                 Total Common Stocks
                  (Identified Cost $251,054,941)..........   310,583,016
                                                           -------------

         SHORT TERM INVESTMENTS--4.8%
            FACE                                            VALUE
           AMOUNT                                          (NOTE 1)
         -------------------------------------------------------------

                    DISCOUNT NOTES--4.8%
         $2,500,000 Federal Home Loan Bank
                     1.000%, 01/03/05.................. $   2,499,861
          2,000,000 Federal Home Loan Mortgage
                     2.005%, 01/14/05..................     1,998,599
          4,000,000 Federal Home Loan Mortgage
                     2.300%, 03/08/05..................     3,983,060
          2,000,000 Federal Home Loan Mortgage
                     2.360%, 03/15/05..................     1,990,429
          5,000,000 Federal Home Loan Mortgage
                     2.380%, 03/15/05..................     4,975,869
                                                        -------------
                                                           15,447,818
                                                        -------------
                    Total Short Term Investments
                     (Identified Cost $15,447,818).....    15,447,818
                                                        -------------
                    Total Investments--100.5%
                     (Identified Cost $266,502,759) (a)   326,030,834
                    Other assets less liabilities......    (1,651,489)
                                                        -------------
                    TOTAL NET ASSETS--100%............. $ 324,379,345
                                                        =============

FUTURES CONTRACTS

                       NUMBER OF EXPIRATION  CONTRACT   VALUATION AS OF  UNREALIZED
FUTURES CONTRACTS LONG CONTRACTS    DATE      AMOUNT      12/31/2004    APPRECIATION
---------------------- --------- ---------- ----------- --------------- ------------
S&P 400 MidCap Futures    41      03/17/05  $13,170,480   $13,639,675     $469,195

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-224

METROPOLITAN SERIES FUND, INC.

 METLIFE MID CAP STOCK INDEX PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2004

      ASSETS
        Investments at value.....................             $326,030,834
        Cash.....................................                    8,570
        Collateral for securities loaned.........               48,331,434
        Receivable for:
         Securities sold.........................                  169,180
         Fund shares sold........................                  321,973
         Dividends and interest..................                  230,495
         Futures variation margin................                   38,505
                                                              ------------
          Total Assets...........................              375,130,991
      LIABILITIES
        Payable for:
         Fund shares redeemed.................... $ 1,875,198
         Securities purchased....................     400,473
         Return of collateral for securities
          loaned.................................  48,331,434
        Accrued expenses:
         Management fees.........................      67,005
         Service and distribution fees...........      20,738
         Other expenses..........................      56,798
                                                  -----------
          Total Liabilities......................               50,751,646
                                                              ------------
      NET ASSETS.................................             $324,379,345
                                                              ============
        Net assets consist of:
         Capital paid in.........................             $247,513,664
         Undistributed net investment income.....                2,193,353
         Accumulated net realized gains
          (losses)...............................               14,675,058
         Unrealized appreciation (depreciation)
          on investments and futures contracts...               59,997,270
                                                              ------------
      NET ASSETS.................................             $324,379,345
                                                              ============
      Computation of offering price:
      CLASS A
      Net asset value and redemption price per
       share ( $197,642,486 divided by
       14,418,123 shares outstanding)............             $      13.71
                                                              ============
      CLASS B
      Net asset value and redemption price per
       share ( $64,206,869 divided by
       4,716,776 shares outstanding).............             $      13.61
                                                              ============
      CLASS E
      Net asset value and redemption price per
       share ( $62,529,990 divided by
       4,581,300 shares outstanding).............             $      13.65
                                                              ============
      Identified cost of investments.............             $266,502,759
                                                              ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2004

     INVESTMENT INCOME
       Dividends...............................             $ 3,384,240
       Interest................................                 131,534(a)
                                                            -----------
                                                              3,515,774
     EXPENSES
       Management fees......................... $   726,464
       Service and distribution fees--Class B..     109,521
       Service and distribution fees--Class E..      89,685
       Directors' fees and expenses............      23,099
       Custodian...............................     144,071
       Audit and tax services..................      21,371
       Legal...................................       7,506
       Printing................................      85,985
       Insurance...............................       5,681
       Miscellaneous...........................      13,981
                                                -----------
       Total expenses..........................               1,227,364
                                                            -----------
     NET INVESTMENT INCOME.....................               2,288,410
                                                            -----------
     REALIZED AND UNREALIZED GAIN (LOSS)
     Realized gain (loss) on:
       Investments--net........................  14,661,808
       Futures contracts--net..................   1,129,025  15,790,833
                                                -----------
     Unrealized appreciation (depreciation) on:
       Investments--net........................  25,315,306
       Futures contracts--net..................     465,411  25,780,717
                                                ----------- -----------
     Net gain (loss)...........................              41,571,550
                                                            -----------
     NET INCREASE (DECREASE) IN NET ASSETS
      FROM OPERATIONS..........................             $43,859,960
                                                            ===========

(a)Includes income on securities loaned of $42,183.

                See accompanying notes to financial statements.

                                    MSF-225

METROPOLITAN SERIES FUND

 METLIFE MID CAP STOCK INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                                      YEAR ENDED    YEAR ENDED
                                                                     DECEMBER 31,  DECEMBER 31,
                                                                         2004          2003
                                                                     ------------  ------------
FROM OPERATIONS
  Net investment income............................................. $  2,288,410  $  1,483,485
  Net realized gain (loss)..........................................   15,790,833     2,359,796
  Unrealized appreciation (depreciation)............................   25,780,717    55,266,625
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................   43,859,960    59,109,906
                                                                     ------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................     (989,606)     (702,884)
    Class B.........................................................     (130,991)      (61,293)
    Class E.........................................................     (313,780)      (86,220)
                                                                     ------------  ------------
                                                                       (1,434,377)     (850,397)
                                                                     ------------  ------------
   Net realized gain
    Class A.........................................................     (511,297)            0
    Class B.........................................................      (96,684)            0
    Class E.........................................................     (180,133)            0
                                                                     ------------  ------------
                                                                         (788,114)            0
                                                                     ------------  ------------
  TOTAL DISTRIBUTIONS...............................................   (2,222,491)     (850,397)
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.   20,791,779    63,756,599
                                                                     ------------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................   62,429,248   122,016,108

NET ASSETS
  Beginning of the period...........................................  261,950,097   139,933,989
                                                                     ------------  ------------
  End of the period................................................. $324,379,345  $261,950,097
                                                                     ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $  2,193,353  $  1,479,156
                                                                     ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                      YEAR ENDED                YEAR ENDED
                                                                   DECEMBER 31, 2004         DECEMBER 31, 2003
                                                               ------------------------  ------------------------
                                                                 SHARES          $         SHARES          $
                                                               ----------  ------------  ----------  ------------
CLASS A
  Sales.......................................................  3,491,412  $ 43,113,882   3,467,830  $ 35,223,529
  Reinvestments...............................................    119,785     1,500,903      80,884       702,884
  Redemptions................................................. (4,335,834)  (53,753,666) (1,634,648)  (16,260,978)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................   (724,637) $ (9,138,881)  1,914,066  $ 19,665,435
                                                               ==========  ============  ==========  ============
CLASS B
  Sales.......................................................  2,731,640  $ 33,587,197   1,612,471  $ 16,345,196
  Reinvestments...............................................     18,258       227,675       7,078        61,293
  Redemptions.................................................   (725,630)   (8,946,441)   (376,115)   (3,685,855)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................  2,024,268  $ 24,868,431   1,243,434  $ 12,720,634
                                                               ==========  ============  ==========  ============
CLASS E
  Sales.......................................................  2,785,948  $ 34,217,907   3,523,272  $ 35,747,103
  Reinvestments...............................................     39,545       493,913       9,945        86,220
  Redemptions................................................. (2,448,856)  (29,649,591)   (436,042)   (4,462,793)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................    376,637  $  5,062,229   3,097,175  $ 31,370,530
                                                               ==========  ============  ==========  ============
  Increase (decrease) derived from capital share transactions.  1,676,268  $ 20,791,779   6,254,675  $ 63,756,599
                                                               ==========  ============  ==========  ============

                See accompanying notes to financial statements.

                                    MSF-226

METROPOLITAN SERIES FUND

 METLIFE MID CAP STOCK INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                                                          CLASS A
                                                                  ----------------------------------------------------
                                                                                                         JULY 5, 2000 (A)
                                                                         YEAR ENDED DECEMBER 31,             THROUGH
                                                                  -------------------------------------    DECEMBER 31,
                                                                    2004      2003      2002      2001         2000
                                                                  --------  --------  --------  -------  ----------------
NET ASSET VALUE, BEGINNING OF PERIOD............................. $  11.90  $   8.87  $  10.46  $ 10.64      $ 10.00
                                                                  --------  --------  --------  -------      -------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income...........................................     0.11      0.08      0.05     0.06         0.03
 Net realized and unrealized gain (loss) on investments..........     1.79      3.00     (1.60)   (0.19)        0.66
                                                                  --------  --------  --------  -------      -------
 Total from investment operations................................     1.90      3.08     (1.55)   (0.13)        0.69
                                                                  --------  --------  --------  -------      -------
LESS DISTRIBUTIONS
 Distributions from net investment income........................    (0.06)    (0.05)    (0.04)   (0.02)       (0.03)
 Distributions from net realized capital gains...................    (0.03)     0.00      0.00    (0.03)       (0.02)
                                                                  --------  --------  --------  -------      -------
 Total distributions.............................................    (0.09)    (0.05)    (0.04)   (0.05)       (0.05)
                                                                  --------  --------  --------  -------      -------
NET ASSET VALUE, END OF PERIOD................................... $  13.71  $  11.90  $   8.87  $ 10.46      $ 10.64
                                                                  ========  ========  ========  =======      =======
TOTAL RETURN (%).................................................     16.0      35.0     (14.9)    (1.2)        6.8 (b)
Ratio of operating expenses to average net assets (%)............     0.35      0.40      0.43     0.45        0.45 (c)
Ratio of net investment income to average net assets (%).........     0.85      0.85      0.70     0.71        0.92 (c)
Portfolio turnover rate (%)......................................       42        22        46       45         124 (c)
Net assets, end of period (000).................................. $197,642  $180,211  $117,340  $97,505      $61,934
The ratios of operating expenses to average net assets without giving effect to the contractual expense agreement would have
 been (%)........................................................       --        --        --     0.52        0.83 (c)

                                                                    CLASS B                                    CLASS E
                                                 ------------------------------------------    -------------------------
                                                                            JANUARY 2, 2001(A)
                                                  YEAR ENDED DECEMBER 31,        THROUGH        YEAR ENDED DECEMBER 31,
                                                 -------------------------     DECEMBER 31,    ------------------------
                                                   2004     2003     2002          2001          2004     2003    2002
                                                 -------  -------  -------  ------------------ -------  -------  ------
NET ASSET VALUE, BEGINNING OF PERIOD............ $ 11.83  $  8.83  $ 10.43        $10.54       $ 11.86  $  8.85  $10.45
                                                 -------  -------  -------        ------       -------  -------  ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income.........................    0.06     0.05     0.03          0.04          0.08     0.06    0.05
  Net realized and unrealized gain (loss) on
   investments..................................    1.79     2.99    (1.60)        (0.10)         1.79     3.00   (1.61)
                                                 -------  -------  -------        ------       -------  -------  ------
  Total from investment operations..............    1.85     3.04    (1.57)        (0.06)         1.87     3.06   (1.56)
                                                 -------  -------  -------        ------       -------  -------  ------
LESS DISTRIBUTIONS
  Distributions from net investment income......   (0.04)   (0.04)   (0.03)        (0.02)        (0.05)   (0.05)  (0.04)
  Distributions from net realized capital gains.   (0.03)    0.00     0.00         (0.03)        (0.03)    0.00    0.00
                                                 -------  -------  -------        ------       -------  -------  ------
  Total distributions...........................   (0.07)   (0.04)   (0.03)        (0.05)        (0.08)   (0.05)  (0.04)
                                                 -------  -------  -------        ------       -------  -------  ------
NET ASSET VALUE, END OF PERIOD.................. $ 13.61  $ 11.83  $  8.83        $10.43       $ 13.65  $ 11.86  $ 8.85
                                                 =======  =======  =======        ======       =======  =======  ======
TOTAL RETURN (%)................................    15.7     34.5    (15.1)         3.1 (b)       15.9     34.8   (15.0)
Ratio of operating expenses to average net
 assets (%).....................................    0.60     0.65     0.68         0.70 (c)       0.50     0.55    0.58
Ratio of net investment income to average net
 assets (%).....................................    0.61     0.61     0.46         0.48 (c)       0.71     0.71    0.62
Portfolio turnover rate (%).....................      42       22       46            45            42       22      46
Net assets, end of period (000)................. $64,207  $31,858  $12,790        $5,895       $62,530  $49,881  $9,804
The ratios of operating expenses to average net
 assets without giving effect to the contractual
 expense agreement would have been (%)..........      --       --       --         0.77 (c)         --       --      --

                                                 -----------
                                                 MAY 1, 2001(A)
                                                    THROUGH
                                                  DECEMBER 31,
                                                      2001
                                                 --------------
NET ASSET VALUE, BEGINNING OF PERIOD............     $10.54
                                                     ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income.........................       0.00
  Net realized and unrealized gain (loss) on
   investments..................................      (0.09)
                                                     ------
  Total from investment operations..............      (0.09)
                                                     ------
LESS DISTRIBUTIONS
  Distributions from net investment income......       0.00
  Distributions from net realized capital gains.       0.00
                                                     ------
  Total distributions...........................       0.00
                                                     ------
NET ASSET VALUE, END OF PERIOD..................     $10.45
                                                     ======
TOTAL RETURN (%)................................       (0.9)(b)
Ratio of operating expenses to average net
 assets (%).....................................       0.60 (c)
Ratio of net investment income to average net
 assets (%).....................................       0.00 (c)
Portfolio turnover rate (%).....................         45
Net assets, end of period (000).................     $  0.1
The ratios of operating expenses to average net
 assets without giving effect to the contractual
 expense agreement would have been (%)..........       0.67 (c)

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.

                See accompanying notes to financial statements.

                                    MSF-227

METROPOLITAN SERIES FUND, INC.

 NEUBERGER BERMAN PARTNERS MID CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

COMMON STOCKS--97.2% OF TOTAL NET ASSETS


                                                              VALUE
        SHARES                                               (NOTE 1)
       -----------------------------------------------------------------

                 AUTO COMPONENTS--7.3%
         230,700 BorgWarner, Inc.......................... $  12,497,019
         174,400 Johnson Controls, Inc....................    11,063,936
         207,100 Lear Corp................................    12,635,171
                                                           -------------
                                                              36,196,126
                                                           -------------

                 BEVERAGES--1.7%
         176,000 Constellation Brands, Inc. (Class A) (b).     8,185,760
                                                           -------------

                 CAPITAL MARKETS--3.8%
         112,900 The Bear Stearns Cos., Inc...............    11,550,799
         305,600 Waddell & Reed Financial, Inc. (Class A).     7,300,784
                                                           -------------
                                                              18,851,583
                                                           -------------

                 COMMERCIAL BANKS--6.7%
         138,900 Commerce Bancorp, Inc....................     8,945,160
         282,000 First Horizon National Corp..............    12,157,020
         410,940 North Fork Bancorp., Inc.................    11,855,619
                                                           -------------
                                                              32,957,799
                                                           -------------

                 COMMERCIAL SERVICES & SUPPLIES--2.2%
         228,100 Manpower, Inc............................    11,017,230
                                                           -------------

                 COMPUTERS & PERIPHERALS--2.6%
       1,182,600 Western Digital Corp. (b)................    12,819,384
                                                           -------------

                 DIVERSIFIED FINANCIAL SERVICES--2.3%
         251,300 CIT Group, Inc...........................    11,514,566
                                                           -------------

                 FOOD PRODUCTS--2.2%
         208,800 Del Monte Foods Co. (b)..................     2,300,976
         294,800 Fresh Del Monte Produce, Inc.............     8,729,028
                                                           -------------
                                                              11,030,004
                                                           -------------

                 HEALTH CARE PROVIDERS & SERVICES--11.5%
         247,700 Coventry Health Care, Inc. (b)...........    13,147,916
         354,600 Omnicare, Inc............................    12,276,252
         325,800 Triad Hospitals, Inc. (b)................    12,123,018
         125,400 Universal Health Services, Inc. (Class B)     5,580,300
          92,400 WellChoice, Inc. (b).....................     4,934,160
          75,000 WellPoint, Inc. (b)......................     8,625,000
                                                           -------------
                                                              56,686,646
                                                           -------------

                 HOTELS, RESTAURANTS & LEISURE--3.2%
         243,300 Darden Restaurants, Inc..................     6,749,142
         339,800 Ruby Tuesday, Inc........................     8,861,984
                                                           -------------
                                                              15,611,126
                                                           -------------

                 HOUSEHOLD DURABLES--5.6%
          89,900 Mohawk Industries, Inc. (b)..............     8,203,375
          72,400 The Black & Decker Corp..................     6,395,092
         186,300 Whirlpool Corp...........................    12,893,823
                                                           -------------
                                                              27,492,290
                                                           -------------

                                                            VALUE
         SHARES                                            (NOTE 1)
         -------------------------------------------------------------

                 INSURANCE--8.8%
         140,000 Ambac Financial Group, Inc............. $  11,498,200
         164,400 Arch Capital Group, Ltd. (b)...........     6,362,280
         105,400 Endurance Specialty Holdings, Ltd......     3,604,680
          22,700 Jefferson-Pilot Corp...................     1,179,492
         156,200 PartnerRe, Ltd.........................     9,675,028
         216,400 RenaissanceRe Holdings, Ltd............    11,270,112
                                                         -------------
                                                            43,589,792
                                                         -------------

                 MACHINERY--4.5%
          29,700 Briggs & Stratton Corp.................     1,234,926
         111,800 Ingersoll-Rand Co., Ltd. (Class A).....     8,977,540
         300,100 SPX Corp...............................    12,022,006
                                                         -------------
                                                            22,234,472
                                                         -------------

                 MULTILINE RETAIL--0.7%
         128,200 Dollar Tree Stores, Inc. (b)...........     3,676,776
                                                         -------------

                 OIL & GAS--5.8%
         210,400 Pioneer Natural Resources Co...........     7,385,040
         105,300 Sunoco, Inc............................     8,604,063
         359,706 XTO Energy, Inc........................    12,726,398
                                                         -------------
                                                            28,715,501
                                                         -------------

                 PERSONAL PRODUCTS--1.8%
         371,200 NBTY, Inc. (b).........................     8,912,512
                                                         -------------

                 SOFTWARE--1.9%
         304,100 Computer Associates International, Inc.     9,445,346
                                                         -------------

                 SPECIALTY RETAIL--9.9%
         230,800 Advance Auto Parts, Inc. (b)...........    10,081,344
         173,500 AutoNation, Inc. (b)...................     3,332,935
         134,400 AutoZone, Inc. (b).....................    12,272,064
         438,300 Foot Locker, Inc.......................    11,803,419
         587,300 Pier 1 Imports, Inc....................    11,569,810
                                                         -------------
                                                            49,059,572
                                                         -------------

                 TEXTILES, APPAREL & LUXURY GOODS--6.3%
         209,100 Liz Claiborne, Inc.....................     8,826,111
         274,500 Reebok International, Ltd..............    12,078,000
         180,100 VF Corp................................     9,973,938
                                                         -------------
                                                            30,878,049
                                                         -------------

                 THRIFTS & MORTGAGE FINANCE--8.4%
         183,200 Astoria Financial Corp.................     7,322,504
         319,400 IndyMac Bancorp, Inc...................    11,003,330
         225,200 Radian Group, Inc......................    11,989,648
         261,900 The PMI Group, Inc.....................    10,934,325
                                                         -------------
                                                            41,249,807
                                                         -------------
                 Total Common Stocks
                  (Identified Cost $403,212,176)........   480,124,341
                                                         -------------

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-228

METROPOLITAN SERIES FUND, INC.

 NEUBERGER BERMAN PARTNERS MID CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

SHORT TERM INVESTMENTS--3.4%


       FACE                                                       VALUE
      AMOUNT                                                     (NOTE 1)
    ------------------------------------------------------------------------

                REPURCHASE AGREEMENT--3.4%
    $16,662,000 State Street Corp. Repurchase Agreement dated
                 12/31/04 at 0.600% to be repurchased at
                 $16,662,833 on 01/03/05, collateralized
                 by $6,880,000 U.S. Treasury Note 2.750%
                 due 06/30/06 with a value of $6,862,800
                 and by $10,330,000 U.S. Treasury Note
                 2.750% due 06/30/06 with a value of
                 $10,304,175................................. $  16,662,000
                                                              -------------
                Total Short Term Investments
                 (Identified Cost $16,662,000)...............    16,662,000
                                                              -------------
                Total Investments--100.6%
                 (Identified Cost $419,874,176) (a)..........   496,786,341
                Other assets less liabilities................    (3,016,216)
                                                              -------------
                TOTAL NET ASSETS--100%....................... $ 493,770,125
                                                              =============

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-229

METROPOLITAN SERIES FUND, INC.

 NEUBERGER BERMAN PARTNERS MID CAP VALUE PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2004

      ASSETS
        Investments at value.....................            $496,786,341
        Cash.....................................                     506
        Receivable for:
         Fund shares sold........................                 175,222
         Dividends and interest..................                 259,702
                                                             ------------
          Total Assets...........................             497,221,771
      LIABILITIES
        Payable for:
         Fund shares redeemed.................... $1,993,676
         Securities purchased....................  1,099,613
        Accrued expenses :
         Management fees.........................    270,975
         Service and distribution fees...........     27,245
         Other expenses..........................     60,137
                                                  ----------
          Total Liabilities......................               3,451,646
                                                             ------------
      NET ASSETS.................................            $493,770,125
                                                             ============
        Net assets consist of:
         Capital paid in.........................            $366,312,078
         Undistributed net investment income.....               1,346,462
         Accumulated net realized gains
          (losses)...............................              49,199,420
         Unrealized appreciation (depreciation)
          on investments.........................              76,912,165
                                                             ------------
      NET ASSETS.................................            $493,770,125
                                                             ============
      Computation of offering price:
      CLASS A
      Net asset value and redemption price per
       share ($327,781,941 divided by
       15,855,486 shares outstanding)............            $      20.67
                                                             ============
      CLASS B
      Net asset value and redemption price per
       share ($93,336,011 divided by
       4,551,780 shares outstanding).............            $      20.51
                                                             ============
      CLASS E
      Net asset value and redemption price per
       share ($72,652,173 divided by
       3,525,385 shares outstanding).............            $      20.61
                                                             ============
      Identified cost of investments.............            $419,874,176
                                                             ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2004

    INVESTMENT INCOME
      Dividends...............................              $ 4,102,028 (a)
      Interest................................                   41,777 (b)
                                                            -----------
                                                              4,143,805
    EXPENSES
      Management fees......................... $ 2,424,514
      Service and distribution fees--Class B..     120,693
      Service and distribution fees--Class E..      73,928
      Directors' fees and expenses............      23,099
      Custodian...............................     119,990
      Audit and tax services..................      21,371
      Legal...................................       8,608
      Printing................................      98,339
      Insurance...............................       6,690
      Miscellaneous...........................       3,895
                                               -----------
      Total expenses before reductions........   2,901,127
      Expense reductions......................    (104,672)   2,796,455
                                               -----------  -----------
    NET INVESTMENT INCOME.....................                1,347,350
                                                            -----------
    REALIZED AND UNREALIZED GAIN (LOSS)
    Realized gain (loss) on:
      Investments--net........................  49,698,000
      Foreign currency transactions--net......          79   49,698,079
                                               -----------
    Unrealized appreciation (depreciation) on:
      Investments--net........................               30,006,292
                                                            -----------
    Net gain (loss)...........................               79,704,371
                                                            -----------
    NET INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS..........................              $81,051,721
                                                            ===========

(a)Net of foreign taxes of $6,564.
(b)Income on securities loaned of $7,129.

                See accompanying notes to financial statements.

                                    MSF-230

METROPOLITAN SERIES FUND, INC.

 NEUBERGER BERMAN PARTNERS MID CAP VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                                      YEAR ENDED    YEAR ENDED
                                                                     DECEMBER 31,  DECEMBER 31,
                                                                         2004          2003
                                                                     ------------  ------------
FROM OPERATIONS
  Net investment income............................................. $  1,347,350  $    789,185
  Net realized gain (loss)..........................................   49,698,079    13,284,320
  Unrealized appreciation (depreciation)............................   30,006,292    54,171,595
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................   81,051,721    68,245,100
                                                                     ------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................     (645,888)     (614,047)
    Class B.........................................................      (46,144)      (35,592)
    Class E.........................................................      (95,556)      (32,773)
                                                                     ------------  ------------
                                                                         (787,588)     (682,412)
                                                                     ------------  ------------
   Net realized gain
    Class A.........................................................   (7,010,577)            0
    Class B.........................................................   (1,045,262)            0
    Class E.........................................................   (1,276,527)            0
                                                                     ------------  ------------
                                                                       (9,332,366)            0
                                                                     ------------  ------------
  TOTAL DISTRIBUTIONS...............................................  (10,119,954)     (682,412)
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.  145,214,752    37,096,481
                                                                     ------------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................  216,146,519   104,659,169

NET ASSETS
  Beginning of the period...........................................  277,623,606   172,964,437
                                                                     ------------  ------------
  End of the period................................................. $493,770,125  $277,623,606
                                                                     ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $  1,346,462  $    786,622
                                                                     ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                      YEAR ENDED                YEAR ENDED
                                                                   DECEMBER 31, 2004         DECEMBER 31, 2003
                                                               ------------------------  ------------------------
                                                                 SHARES          $         SHARES          $
                                                               ----------  ------------  ----------  ------------
CLASS A
  Sales.......................................................  4,162,851  $ 76,472,061   2,181,685  $ 31,715,262
  Reinvestments...............................................    425,833     7,656,465      48,161       614,047
  Redemptions................................................. (1,532,792)  (27,792,597) (1,669,329)  (23,088,594)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................  3,055,892  $ 56,335,929     560,517  $  9,240,715
                                                               ==========  ============  ==========  ============
CLASS B
  Sales.......................................................  3,390,016  $ 62,220,857   1,054,715  $ 15,298,457
  Reinvestments...............................................     61,075     1,091,406       2,807        35,592
  Redemptions.................................................   (476,349)   (8,747,209)   (356,501)   (4,965,767)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................  2,974,742  $ 54,565,054     701,021  $ 10,368,282
                                                               ==========  ============  ==========  ============
CLASS E
  Sales.......................................................  2,299,766  $ 41,790,767   1,351,049  $ 19,758,404
  Reinvestments...............................................     76,481     1,372,083       2,572        32,773
  Redemptions.................................................   (491,267)   (8,849,081)   (163,187)   (2,303,693)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................  1,884,980  $ 34,313,769   1,190,434  $ 17,487,484
                                                               ==========  ============  ==========  ============
  Increase (decrease) derived from capital share transactions.  7,915,614  $145,214,752   2,451,972  $ 37,096,481
                                                               ==========  ============  ==========  ============

                See accompanying notes to financial statements.

                                    MSF-231

METROPOLITAN SERIES FUND, INC.

 NEUBERGER BERMAN PARTNERS MID CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                                                                       CLASS A
                                                                                  ---------------------------------------
                                                                                               YEAR ENDED DECEMBER 31,
                                                                                  ---------------------------------------
                                                                                    2004      2003      2002      2001
                                                                                  --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD............................................. $  17.35  $  12.76  $  14.16  $  14.82
                                                                                  --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income..........................................................     0.07      0.06      0.06      0.13
  Net realized and unrealized gain (loss) on investments.........................     3.82      4.58     (1.42)    (0.50)
                                                                                  --------  --------  --------  --------
  Total from investment operations...............................................     3.89      4.64     (1.36)    (0.37)
                                                                                  --------  --------  --------  --------
LESS DISTRIBUTIONS
  Distributions from net investment income.......................................    (0.05)    (0.05)    (0.01)    (0.03)
  Distributions from net realized capital gains..................................    (0.52)     0.00     (0.03)    (0.26)
                                                                                  --------  --------  --------  --------
  Total distributions............................................................    (0.57)    (0.05)    (0.04)    (0.29)
                                                                                  --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD................................................... $  20.67  $  17.35  $  12.76  $  14.16
                                                                                  ========  ========  ========  ========
TOTAL RETURN (%).................................................................     22.9      36.5      (9.6)     (2.5)
Ratio of operating expenses to average net assets before expense reductions (%)..     0.76      0.80      0.80      0.81
Ratio of operating expenses to average net assets after expense reductions(%) (d)     0.73      0.77      0.77      0.69
Ratio of net investment income to average net assets (%).........................     0.43      0.41      0.43      0.90
Portfolio turnover rate (%)......................................................       55        61        84       212
Net assets, end of period (000).................................................. $327,782  $222,050  $156,117  $160,074

                                                                                  ---------

                                                                                  ---------
                                                                                    2000
                                                                                  --------
NET ASSET VALUE, BEGINNING OF PERIOD............................................. $  11.97
                                                                                  --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income..........................................................     0.04
  Net realized and unrealized gain (loss) on investments.........................     3.35
                                                                                  --------
  Total from investment operations...............................................     3.39
                                                                                  --------
LESS DISTRIBUTIONS
  Distributions from net investment income.......................................    (0.04)
  Distributions from net realized capital gains..................................    (0.50)
                                                                                  --------
  Total distributions............................................................    (0.54)
                                                                                  --------
NET ASSET VALUE, END OF PERIOD................................................... $  14.82
                                                                                  ========
TOTAL RETURN (%).................................................................     28.3
Ratio of operating expenses to average net assets before expense reductions (%)..     0.87
Ratio of operating expenses to average net assets after expense reductions(%) (d)     0.76
Ratio of net investment income to average net assets (%).........................     0.58
Portfolio turnover rate (%)......................................................      207
Net assets, end of period (000).................................................. $131,356

                                                                         CLASS B                                   CLASS E
                                                        -------------------------------------      -------------------------
                                                                                   MAY 1, 2001(A)
                                                         YEAR ENDED DECEMBER 31,      THROUGH       YEAR ENDED DECEMBER 31,
                                                        -------------------------   DECEMBER 31,   ------------------------
                                                          2004     2003     2002        2001         2004     2003    2002
                                                        -------  -------  -------  --------------  -------  -------  ------
NET ASSET VALUE, BEGINNING OF PERIOD................... $ 17.23  $ 12.69  $ 14.12      $14.36      $ 17.31  $ 12.74  $14.15
                                                        -------  -------  -------      ------      -------  -------  ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income................................    0.03     0.03     0.01        0.04         0.05     0.05    0.03
  Net realized and unrealized gain (loss) on
   investments.........................................    3.79     4.55    (1.40)      (0.28)        3.81     4.57   (1.40)
                                                        -------  -------  -------      ------      -------  -------  ------
  Total from investment operations.....................    3.82     4.58    (1.39)      (0.24)        3.86     4.62   (1.37)
                                                        -------  -------  -------      ------      -------  -------  ------
LESS DISTRIBUTIONS
  Distributions from net investment income.............   (0.02)   (0.04)   (0.01)       0.00        (0.04)   (0.05)  (0.01)
  Distributions from net realized capital gains........   (0.52)    0.00    (0.03)       0.00        (0.52)    0.00   (0.03)
                                                        -------  -------  -------      ------      -------  -------  ------
  Total distributions..................................   (0.54)   (0.04)   (0.04)       0.00        (0.56)   (0.05)  (0.04)
                                                        -------  -------  -------      ------      -------  -------  ------
NET ASSET VALUE, END OF PERIOD......................... $ 20.51  $ 17.23  $ 12.69      $14.12      $ 20.61  $ 17.31  $12.74
                                                        =======  =======  =======      ======      =======  =======  ======
TOTAL RETURN (%).......................................    22.7     36.2     (9.9)       (1.7) (b)    22.8     36.4    (9.7)
Ratio of operating expenses to average net assets
 before expense reductions (%).........................    1.01     1.05     1.05        1.06 (c)     0.91     0.95    0.95
Ratio of operating expenses to average net assets after
 expense reductions(%) (d).............................    0.98     1.02     1.02        0.97 (c)     0.88     0.92    0.92
Ratio of net investment income to average
 net assets (%)........................................    0.17     0.18     0.17        0.77 (c)     0.28     0.29    0.29
Portfolio turnover rate (%)............................      55       61       84         212           55       61      84
Net assets, end of period (000)........................ $93,336  $27,173  $11,113      $2,410      $72,652  $28,400  $5,735

                                                        -----------
                                                        MAY 1, 2001(A)
                                                           THROUGH
                                                         DECEMBER 31,
                                                             2001
                                                        --------------
NET ASSET VALUE, BEGINNING OF PERIOD...................     $14.37
                                                            ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income................................       0.00
  Net realized and unrealized gain (loss) on
   investments.........................................      (0.22)
                                                            ------
  Total from investment operations.....................      (0.22)
                                                            ------
LESS DISTRIBUTIONS
  Distributions from net investment income.............       0.00
  Distributions from net realized capital gains........       0.00
                                                            ------
  Total distributions..................................       0.00
                                                            ------
NET ASSET VALUE, END OF PERIOD.........................     $14.15
                                                            ======
TOTAL RETURN (%).......................................       (1.5)(b)
Ratio of operating expenses to average net assets
 before expense reductions (%).........................       0.96 (c)
Ratio of operating expenses to average net assets after
 expense reductions(%) (d).............................       0.87 (c)
Ratio of net investment income to average
 net assets (%)........................................       0.67 (c)
Portfolio turnover rate (%)............................        212
Net assets, end of period (000)........................     $   32

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.
(d)The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                See accompanying notes to financial statements.

                                    MSF-232

METROPOLITAN SERIES FUND, INC.

 BLACKROCK AGGRESSIVE GROWTH PORTFOLIO (FORMERLY STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO)

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

COMMON STOCKS--97.6% OF TOTAL NET ASSETS


                                                              VALUE
        SHARES                                               (NOTE 1)
        ----------------------------------------------------------------

                AEROSPACE & DEFENSE--1.4%
        204,200 Alliant Techsystems, Inc. (b) (c)........ $   13,350,596
                                                          --------------

                BIOTECHNOLOGY--6.1%
        160,285 Biogen Idec, Inc. (b) (c)................     10,676,584
        323,100 Charles River Laboratories...............
                International, Inc. (b) (c)..............     14,865,831
         83,700 Genzyme Corp. (b)........................      4,860,459
        130,600 Gilead Sciences, Inc. (b) (c)............      4,569,694
        274,200 ICOS Corp. (b) (c).......................      7,754,376
        219,400 OSI Pharmaceuticals, Inc. (b) (c)........     16,422,090
                                                          --------------
                                                              59,149,034
                                                          --------------

                CAPITAL MARKETS--2.6%
        112,400 Lehman Brothers Holdings, Inc............      9,832,752
         29,100 The Chicago Merchantile Exchange (c).....      6,655,170
        141,100 T. Rowe Price Group, Inc. (c)............      8,776,420
                                                          --------------
                                                              25,264,342
                                                          --------------

                COMMERCIAL BANKS--1.7%
         72,100 City National Corp.......................      5,093,865
        216,600 North Fork Bancorp., Inc.................      6,248,910
        175,000 TCF Financial Corp.......................      5,624,500
                                                          --------------
                                                              16,967,275
                                                          --------------

                COMMERCIAL SERVICES & SUPPLIES--5.1%
        163,399 ChoicePoint, Inc. (b) (c)................      7,514,720
        325,800 Hewitt Associates, Inc. (Class A) (b) (c)     10,428,858
        145,200 Manpower, Inc. (c).......................      7,013,160
        211,600 Stericycle, Inc. (b) (c).................      9,723,020
        219,500 The Corporate Executive Board Co.........     14,693,330
                                                          --------------
                                                              49,373,088
                                                          --------------

                COMMUNICATIONS EQUIPMENT--3.0%
        375,500 Juniper Networks, Inc. (b) (c)...........     10,209,845
        321,100 Polycom, Inc. (b)........................      7,488,052
        360,000 Scientific-Atlanta, Inc. (c).............     11,883,600
                                                          --------------
                                                              29,581,497
                                                          --------------

                COMPUTERS & PERIPHERALS--2.4%
        303,900 Avid Technology, Inc. (b) (c)............     18,765,825
         89,300 Diebold, Inc. (c)........................      4,976,689
                                                          --------------
                                                              23,742,514
                                                          --------------

                CONSUMER FINANCE--1.0%
        598,200 Providian Financial Corp. (b) (c)........      9,852,354
                                                          --------------

                CONTAINERS & PACKAGING--2.5%
        417,300 Owens-Illinois, Inc. (b).................      9,451,845
        272,300 Sealed Air Corp. (b) (c).................     14,505,421
                                                          --------------
                                                              23,957,266
                                                          --------------

                DIVERSIFIED TELECOMMUNICATION SERVICES--1.6%
        608,500 Amdocs, Ltd. (b).........................     15,973,125
                                                          --------------

                                                                   VALUE
   SHARES                                                         (NOTE 1)
   --------------------------------------------------------------------------

           ELECTRONIC EQUIPMENT & INSTRUMENTS--2.7%
   257,600 Amphenol Corp. (Class A) (b)....................... $    9,464,224
   260,100 CDW Corp. (c)......................................     17,257,635
                                                               --------------
                                                                   26,721,859
                                                               --------------

           ENERGY EQUIPMENT & SERVICES--2.2%
   145,100 BJ Services Co.....................................      6,752,954
   149,300 Noble Corp. (b) (c)................................      7,426,182
   136,500 Weatherford International, Ltd. (b)................      7,002,450
                                                               --------------
                                                                   21,181,586
                                                               --------------

           HEALTH CARE EQUIPMENT & SUPPLIES--6.0%
   119,700 C.R. Bard, Inc. (c)................................      7,658,406
   513,100 Cytyc Corp. (b) (c)................................     14,146,167
    69,600 Guidant Corp.......................................      5,018,160
   151,000 Kinetic Concepts, Inc. (b) (c).....................     11,521,300
   464,800 PerkinElmer, Inc...................................     10,453,352
   109,600 Waters Corp. (b)...................................      5,128,184
    59,700 Zimmer Holdings, Inc. (b)..........................      4,783,164
                                                               --------------
                                                                   58,708,733
                                                               --------------

           HEALTH CARE PROVIDERS & SERVICES--8.0%
   115,700 Aetna, Inc.........................................     14,433,575
   417,100 Caremark Rx, Inc. (b)..............................     16,446,253
   497,700 Community Health Systems, Inc. (b) (c).............     13,875,876
   303,200 Medco Health Solutions, Inc. (b)...................     12,613,120
   191,900 WellChoice, Inc. (b) (c)...........................     10,247,460
    88,400 WellPoint, Inc. (b) (c)............................     10,166,000
                                                               --------------
                                                                   77,782,284
                                                               --------------

           HOTELS, RESTAURANTS & LEISURE--4.8%
    74,100 Four Seasons Hotels, Inc. (c)......................      6,060,639
   283,200 GTECH Holdings Corp. (c)...........................      7,349,040
   144,000 International Game Technology......................      4,950,720
   194,600 Marriott International, Inc. (Class A).............     12,255,908
   277,500 Starwood Hotels & Resorts Worldwide, Inc. (Class B)     16,206,000
                                                               --------------
                                                                   46,822,307
                                                               --------------

           HOUSEHOLD DURABLES--0.6%
    42,700 Harman International Industries, Inc...............      5,422,900
                                                               --------------

           HOUSEHOLD PRODUCTS--2.3%
   165,700 The Clorox Co......................................      9,764,701
   390,600 The Yankee Candle Co., Inc. (b)....................     12,960,108
                                                               --------------
                                                                   22,724,809
                                                               --------------

           IT SERVICES--5.6%
   303,600 Alliance Data Systems Corp. (b) (c)................     14,414,928
   840,700 Ceridian Corp. (b) (c).............................     15,367,996
   308,200 CheckFree Corp. (b) (c)............................     11,736,256
   204,100 DST Systems, Inc. (b)..............................     10,637,692
    88,700 Kanbay International, Inc. (b) (c).................      2,776,310
                                                               --------------
                                                                   54,933,182
                                                               --------------

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-233

METROPOLITAN SERIES FUND, INC.

 BLACKROCK AGGRESSIVE GROWTH PORTFOLIO (FORMERLY STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO)

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

COMMON STOCKS--(CONTINUED)


                                                                VALUE
      SHARES                                                   (NOTE 1)
     ---------------------------------------------------------------------

               INTERNET & CATALOG RETAIL--1.7%
       472,000 MSC Industrial Direct Co. (Class A) (c)..... $   16,982,560
                                                            --------------

               INVESTMENT COMPANY--1.6%
        60,895 iShares Russell Midcap Growth Index Fund (c)      5,145,627
       253,100 Nasdaq-100 Index Tracking Stock (c).........     10,101,221
                                                            --------------
                                                                15,246,848
                                                            --------------

               MACHINERY--1.7%
       383,500 Pentair, Inc. (c)...........................     16,705,260
                                                            --------------

               MEDIA--1.6%
       155,600 Getty Images, Inc. (b) (c)..................     10,713,060
       112,100 Lamar Advertising Co. (Class A) (b) (c).....      4,795,638
                                                            --------------
                                                                15,508,698
                                                            --------------

               METALS & MINING--2.2%
       337,000 CONSOL Energy, Inc. (c).....................     13,833,850
       206,200 Massey Energy Co. (c).......................      7,206,690
                                                            --------------
                                                                21,040,540
                                                            --------------

               OIL & GAS--4.2%
       364,800 EOG Resources, Inc..........................     26,032,128
       253,100 Newfield Exploration Co. (b)................     14,945,555
                                                            --------------
                                                                40,977,683
                                                            --------------

               PHARMACEUTICALS--3.7%
       143,600 Allergan, Inc...............................     11,641,652
       155,000 Elan Corp., Plc. (ADR) (b) (c)..............      4,223,750
       303,000 Medicis Pharmaceutical Corp. (Class A) (c)..     10,638,330
       312,200 Shire Pharmaceuticals Group, Plc. (ADR) (c).      9,974,790
                                                            --------------
                                                                36,478,522
                                                            --------------

               SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT--4.9%
       546,800 Altera Corp. (b)............................     11,318,760
       541,400 Lam Research Corp. (b) (c)..................     15,651,874
       297,500 Linear Technology Corp......................     11,531,100
       535,600 National Semiconductor Corp. (c)............      9,614,020
                                                            --------------
                                                                48,115,754
                                                            --------------

               SOFTWARE--6.4%
       246,300 Adobe Systems, Inc..........................     15,452,862
       272,100 Intuit, Inc. (b) (c)........................     11,975,121
       214,800 Mercury Interactive Corp. (b)...............      9,784,140
       291,900 NAVTEQ (b) (c)..............................     13,532,484
     1,104,300 Siebel Systems, Inc. (b)....................     11,595,150
                                                            --------------
                                                                62,339,757
                                                            --------------

               SPECIALTY RETAIL--5.1%
       272,000 Chico's FAS, Inc. (b) (c)...................     12,384,160
       317,200 PETsMART, Inc...............................     11,270,116
       404,866 Staples, Inc................................     13,648,033
       359,200 Williams-Sonoma, Inc. (b)...................     12,586,368
                                                            --------------
                                                                49,888,677
                                                            --------------

                                                              VALUE
        SHARES                                               (NOTE 1)
      -------------------------------------------------------------------

                  TEXTILES, APPAREL & LUXURY GOODS--1.2%
          216,000 Coach, Inc. (b) (c).................... $   12,182,400
                                                          --------------

                  WIRELESS TELECOMMUNICATION SERVICES--3.7%
          566,100 American Tower Corp. (Class A) (b).....     10,416,240
          919,800 Nextel Partners, Inc. (Class A) (b) (c)     17,972,892
          166,600 NII Holdings, Inc. (Class B) (b) (c)...      7,905,170
                                                          --------------
                                                              36,294,302
                                                          --------------
                  Total Common Stocks
                   (Identified Cost $765,619,466)........    953,269,752
                                                          --------------

      SHORT TERM INVESTMENTS--2.7%
         FACE
        AMOUNT
      -------------------------------------------------------------------

                  COMMERCIAL PAPER--2.7%
      $ 1,540,000 BP Amoco Capital, Plc. 2.100%, 01/03/05      1,539,820
       22,829,000 UBS Finance, Inc. 2.200%, 01/03/05.....     22,826,210
        1,906,000 UBS Finance, Inc. 2.201%, 01/06/05.....      1,905,418
                                                          --------------
                                                              26,271,448
                                                          --------------
                  Total Short Term Investments
                   (Identified Cost $26,271,448).........     26,271,448
                                                          --------------
                  Total Investments--100.3%
                   (Identified Cost $791,890,914) (a)....    979,541,200
                  Other assets less liabilities..........     (2,747,559)
                                                          --------------
                  TOTAL NET ASSETS--100%................. $  976,793,641
                                                          ==============

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-234

METROPOLITAN SERIES FUND, INC.

 BLACKROCK AGGRESSIVE GROWTH PORTFOLIO (FORMERLY STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO)


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2004

     ASSETS
       Investments at value..................              $  979,541,200
       Cash..................................                     296,061
       Collateral for securities loaned......                 165,902,495
       Receivable for:
        Fund shares sold.....................                      11,669
        Dividends and interest...............                     359,906
                                                           --------------
         Total Assets........................               1,146,111,331
     LIABILITIES
       Payable for:
        Fund shares redeemed................. $  2,735,284
        Withholding taxes....................          611
        Return of collateral for securities
         loaned..............................  165,902,495
       Accrued expenses:
        Management fees......................      593,950
        Service and distribution fees........        3,033
        Other expenses.......................       82,317
                                              ------------
         Total Liabilities...................                 169,317,690
                                                           --------------
     NET ASSETS..............................              $  976,793,641
                                                           ==============
       Net assets consist of:
        Capital paid in......................              $1,198,152,485
        Accumulated net realized gains
         (losses)............................                (409,009,130)
        Unrealized appreciation
         (depreciation) on investments.......                 187,650,286
                                                           --------------
     NET ASSETS..............................              $  976,793,641
                                                           ==============
     Computation of offering price:
     CLASS A
     Net asset value and redemption price per
      share ( $954,736,240 divided by
      47,074,352 shares outstanding).........              $        20.28
                                                           ==============
     CLASS B
     Net asset value and redemption price per
      share ( $4,164,583 divided by
      214,004 shares outstanding)............              $        19.46
                                                           ==============
     CLASS E
     Net asset value and redemption price per
      share ( $17,892,818 divided by
      885,767 shares outstanding)............              $        20.20
                                                           ==============
     Identified cost of investments..........              $  791,890,914
                                                           ==============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2004

    INVESTMENT INCOME
      Dividends...............................               $  3,143,284(a)
      Interest................................                    529,794(b)
                                                             ------------
                                                                3,673,078
    EXPENSES
      Management fees......................... $  6,727,459
      Service and distribution fees--Class B..        2,636
      Service and distribution fees--Class E..       23,994
      Directors' fees and expenses............       23,176
      Custodian...............................      191,848
      Audit and tax services..................       21,371
      Legal...................................       22,735
      Printing................................      268,809
      Insurance...............................       21,741
      Miscellaneous...........................        4,567
                                               ------------
      Total expenses before reductions........    7,308,336
      Expense reductions......................     (101,132)    7,207,204
                                               ------------  ------------
    NET INVESTMENT INCOME (LOSS)..............                 (3,534,126)
                                                             ------------
    REALIZED AND UNREALIZED GAIN (LOSS)
    Realized gain (loss) on:
      Investments--net........................  130,903,310
      Options--net............................     (353,712)
                                               ------------
                                                              130,549,598
    Unrealized appreciation (depreciation) on:
      Investments--net........................                (13,231,417)
                                                             ------------
    Net gain (loss)...........................                117,318,181
                                                             ------------
    NET INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS..........................               $113,784,055
                                                             ============

(a)Net of foreign taxes of $611.
(b)Includes income on securities loaned of $166,715.

                See accompanying notes to financial statements.

                                    MSF-235

METROPOLITAN SERIES FUND, INC.

 BLACKROCK AGGRESSIVE GROWTH PORTFOLIO (FORMERLY STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO)

STATEMENT OF CHANGES IN NET ASSETS


                                                                      YEAR ENDED    YEAR ENDED
                                                                     DECEMBER 31,  DECEMBER 31,
                                                                         2004          2003
                                                                     ------------  ------------
FROM OPERATIONS
  Net investment income (loss)...................................... $ (3,534,126) $ (3,050,552)
  Net realized gain.................................................  130,549,598    52,544,728
  Unrealized appreciation (depreciation)............................  (13,231,417)  224,571,996
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................  113,784,055   274,066,172
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.  (75,173,373)  (24,569,460)
                                                                     ------------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................   38,610,682   249,496,712

NET ASSETS
  Beginning of the period...........................................  938,182,959   688,686,247
                                                                     ------------  ------------
  End of the period................................................. $976,793,641  $938,182,959
                                                                     ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $          0  $          0
                                                                     ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                       YEAR ENDED                YEAR ENDED
                                                                   DECEMBER 31, 2004          DECEMBER 31, 2003
                                                               -------------------------  ------------------------
                                                                 SHARES          $          SHARES          $
                                                               ----------  -------------  ----------  ------------
CLASS A
  Sales.......................................................  1,487,380  $  27,187,174   2,387,353  $ 37,080,298
  Shares issued through acquisition...........................          0              0     364,943     4,734,906
  Redemptions................................................. (6,050,901)  (110,829,555) (5,014,714)  (74,841,364)
                                                               ----------  -------------  ----------  ------------
  Net increase (decrease)..................................... (4,563,521) $ (83,642,381) (2,262,418) $(33,026,160)
                                                               ==========  =============  ==========  ============
CLASS B
  Sales.......................................................    226,300  $   3,970,375           0  $          0
  Redemptions.................................................    (12,296)      (212,475)          0             0
                                                               ----------  -------------  ----------  ------------
  Net increase (decrease).....................................    214,004  $   3,757,900           0  $          0
                                                               ==========  =============  ==========  ============
CLASS E
  Sales.......................................................    582,858  $  10,654,247     610,999  $  9,814,936
  Redemptions.................................................   (327,422)    (5,943,139)    (87,536)   (1,358,236)
                                                               ----------  -------------  ----------  ------------
  Net increase (decrease).....................................    255,436  $   4,711,108     523,463  $  8,456,700
                                                               ==========  =============  ==========  ============
  Increase (decrease) derived from capital share transactions. (4,094,081) $ (75,173,373) (1,738,955) $(24,569,460)
                                                               ==========  =============  ==========  ============

                See accompanying notes to financial statements.

                                    MSF-236

METROPOLITAN SERIES FUND, INC.

 BLACKROCK AGGRESSIVE GROWTH PORTFOLIO (FORMERLY STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO)

FINANCIAL HIGHLIGHTS


                                                                                                          CLASS A
                                                                                   -----------------------------------------
                                                                                                  YEAR ENDED DECEMBER 31,
                                                                                   -----------------------------------------
                                                                                     2004      2003      2002       2001
                                                                                   --------  --------  --------  ----------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $  17.95  $  12.75  $  17.88  $    31.59
                                                                                   --------  --------  --------  ----------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)....................................................    (0.07)    (0.06)    (0.03)      (0.02)
  Net realized and unrealized gain (loss) on investments..........................     2.40      5.26     (5.10)      (6.73)
                                                                                   --------  --------  --------  ----------
  Total from investment operations................................................     2.33      5.20     (5.13)      (6.75)
                                                                                   --------  --------  --------  ----------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................     0.00      0.00      0.00       (0.01)
  Distributions from net realized capital gains...................................     0.00      0.00      0.00       (6.95)
                                                                                   --------  --------  --------  ----------
  Total Distributions.............................................................     0.00      0.00      0.00       (6.96)
                                                                                   --------  --------  --------  ----------
NET ASSET VALUE, END OF PERIOD.................................................... $  20.28  $  17.95  $  12.75  $    17.88
                                                                                   ========  ========  ========  ==========
TOTAL RETURN (%)..................................................................     13.0      40.8     (28.7)      (23.8)
Ratio of operating expenses to average net assets before expense reductions (%)...     0.79      0.81      0.79        0.77
Ratio of operating expenses to average net assets after expense reductions (%) (d)     0.78      0.79      0.77        0.76
Ratio of net investment income (loss) to average net assets (%)...................    (0.38)    (0.38)    (0.18)      (0.11)
Portfolio turnover rate (%).......................................................       95        98       134         150
Net assets, end of period (000)................................................... $954,736  $926,897  $687,325  $1,069,246

                                                                                   -----------

                                                                                   -----------
                                                                                      2000
                                                                                   ----------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $    38.45
                                                                                   ----------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)....................................................      (0.04)
  Net realized and unrealized gain (loss) on investments..........................      (1.98)
                                                                                   ----------
  Total from investment operations................................................      (2.02)
                                                                                   ----------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................       0.00
  Distributions from net realized capital gains...................................      (4.84)
                                                                                   ----------
  Total Distributions.............................................................      (4.84)
                                                                                   ----------
NET ASSET VALUE, END OF PERIOD.................................................... $    31.59
                                                                                   ==========
TOTAL RETURN (%)..................................................................       (7.6)
Ratio of operating expenses to average net assets before expense reductions (%)...       0.73
Ratio of operating expenses to average net assets after expense reductions (%) (d)       0.72
Ratio of net investment income (loss) to average net assets (%)...................      (0.12)
Portfolio turnover rate (%).......................................................        170
Net assets, end of period (000)................................................... $1,501,072

                                                                                        CLASS B                      CLASS E
                                                                                   ----------------- -------------------------
                                                                                   APRIL 26, 2004(A)        YEAR ENDED
                                                                                        THROUGH            DECEMBER 31,
                                                                                     DECEMBER 31,    ------------------------
                                                                                         2004          2004     2003    2002
                                                                                   ----------------- -------  -------  ------
NET ASSET VALUE, BEGINNING OF PERIOD..............................................      $18.12       $ 17.90  $ 12.74  $17.88
                                                                                        ------       -------  -------  ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)....................................................       (0.03)        (0.09)   (0.04)  (0.01)
  Net realized and unrealized gain (loss) on investments..........................        1.37          2.39     5.20   (5.13)
                                                                                        ------       -------  -------  ------
  Total from investment operations................................................        1.34          2.30     5.16   (5.14)
                                                                                        ------       -------  -------  ------
NET ASSET VALUE, END OF PERIOD....................................................      $19.46       $ 20.20  $ 17.90  $12.74
                                                                                        ======       =======  =======  ======
TOTAL RETURN (%)..................................................................         7.4 (b)      12.8     40.6   (28.8)
Ratio of operating expenses to average net assets before expense reductions (%)...        1.04 (c)      0.94     0.96    0.94
Ratio of operating expenses to average net assets after expense reductions (%) (d)        1.03 (c)      0.93     0.94    0.92
Ratio of net investment income (loss) to average net assets (%)...................       (0.56)(c)     (0.52)   (0.52)  (0.24)
Portfolio turnover rate (%).......................................................          95            95       98     134
Net assets, end of period (000)...................................................      $4,165       $17,893  $11,286  $1,361

                                                                                   -----------
                                                                                   MAY 1, 2001(A)
                                                                                      THROUGH
                                                                                    DECEMBER 31,
                                                                                        2001
                                                                                   --------------
NET ASSET VALUE, BEGINNING OF PERIOD..............................................     $20.66
                                                                                       ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)....................................................      (0.02)
  Net realized and unrealized gain (loss) on investments..........................      (2.76)
                                                                                       ------
  Total from investment operations................................................      (2.78)
                                                                                       ------
NET ASSET VALUE, END OF PERIOD....................................................     $17.88
                                                                                       ======
TOTAL RETURN (%)..................................................................      (13.4)(b)
Ratio of operating expenses to average net assets before expense reductions (%)...       0.92 (c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)       0.91 (c)
Ratio of net investment income (loss) to average net assets (%)...................      (0.12)(c)
Portfolio turnover rate (%).......................................................        150
Net assets, end of period (000)...................................................     $  0.1

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.
(d)The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                See accompanying notes to financial statements.

                                    MSF-237

METROPOLITAN SERIES FUND, INC.

 FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

COMMON STOCKS--97.5% OF TOTAL NET ASSETS


                                                                  VALUE
       SHARES                                                    (NOTE 1)
     ----------------------------------------------------------------------

                AIR FREIGHT & LOGISTICS--1.6%
         28,200 Forward Air Corp. (b)......................... $  1,260,540
                                                               ------------

                AUTOMOBILES--0.7%
         15,300 Winnebago Industries, Inc.....................      597,618
                                                               ------------

                BIOTECHNOLOGY--1.9%
         13,700 Digene Corp. (b)..............................      358,255
         19,800 InterMune, Inc. (b)...........................      262,548
         20,100 Serologicals Corp. (b)........................      444,612
         29,200 Vicuron Pharmaceuticals, Inc. (b).............      508,372
                                                               ------------
                                                                  1,573,787
                                                               ------------

                CAPITAL MARKETS--0.6%
         13,100 National Financial Partners Corp..............      508,280
                                                               ------------

                CHEMICALS--5.0%
         24,800 Cabot Corp....................................      959,264
         20,900 FMC Corp. (b).................................    1,009,470
         18,400 Headwaters, Inc. (b)..........................      524,400
         14,200 Minerals Technologies, Inc....................      947,140
         17,700 Westlake Chemical Corp. (b)...................      591,180
                                                               ------------
                                                                  4,031,454
                                                               ------------

                COMMERCIAL BANKS--3.2%
         15,200 East West Bancorp, Inc........................      637,792
         12,200 First State Bancorp...........................      448,472
         25,500 Greater Bay Bancorp...........................      710,940
          5,800 UCBH Holdings, Inc............................      265,756
         22,000 Umpqua Holdings Corp..........................      554,620
            200 WestAmerica Bancorp...........................       11,662
                                                               ------------
                                                                  2,629,242
                                                               ------------

                COMMERCIAL SERVICES & SUPPLIES--3.8%
         11,800 Advance America Cash Advance Centers, Inc. (b)      270,220
         20,700 CDI Corp......................................      442,566
         27,800 Jackson Hewitt Tax Service, Inc...............      701,950
         18,700 LECG Corp. (b)................................      348,755
         25,700 NCO Group, Inc. (b)...........................      664,345
         75,700 PRG-Shultz International, Inc. (b)............      380,771
          7,850 Waste Connections, Inc. (b)...................      268,863
                                                               ------------
                                                                  3,077,470
                                                               ------------

                COMMUNICATIONS EQUIPMENT--3.0%
         49,200 Adaptec, Inc. (b).............................      373,428
         26,400 Avocent Corp. (b).............................    1,069,728
         10,000 Essex Corp. (b)...............................      202,500
         31,900 ViaSat, Inc. (b)..............................      774,213
                                                               ------------
                                                                  2,419,869
                                                               ------------

                DIVERSIFIED FINANCIAL SERVICES--1.1%
          8,700 Ares Capital Corp.............................      169,041
         18,500 Financial Federal Corp........................      725,200
                                                               ------------
                                                                    894,241
                                                               ------------

                                                                VALUE
     SHARES                                                    (NOTE 1)
     ---------------------------------------------------------------------

            ELECTRICAL EQUIPMENT--1.9%
     13,700 AMETEK, Inc..................................... $     488,679
     10,600 C&D Technologies, Inc...........................       180,624
     47,900 GrafTech International, Ltd. (b)................       453,134
      7,200 Roper Industries, Inc...........................       437,544
                                                             -------------
                                                                 1,559,981
                                                             -------------

            ELECTRONIC EQUIPMENT & INSTRUMENTS--6.7%
     20,200 Coherent, Inc. (b)..............................       614,888
     37,400 Electro Scientific Industries, Inc. (b).........       739,024
     13,500 FLIR Systems, Inc. (b)..........................       861,165
      8,400 LaserCard Corp..................................        88,116
     15,600 Mettler-Toledo International, Inc. (b)..........       800,436
     30,900 National Instruments Corp.......................       842,025
     12,700 Photon Dynamics, Inc. (b).......................       308,356
     18,800 Tektronix, Inc..................................       567,948
     19,550 Trimble Navigation, Ltd. (b)....................       645,932
                                                             -------------
                                                                 5,467,890
                                                             -------------

            ENERGY EQUIPMENT & SERVICES--4.1%
     33,300 Cal Dive International, Inc. (b)................     1,356,975
     26,100 FMC Technologies, Inc. (b)......................       840,420
     31,600 Patterson-UTI Energy, Inc.......................       614,620
     33,500 Superior Energy Services, Inc. (b)..............       516,235
                                                             -------------
                                                                 3,328,250
                                                             -------------

            FOOD & STAPLES RETAILING--0.2%
      5,200 Performance Food Group Co. (b)..................       139,932
                                                             -------------

            HEALTH CARE EQUIPMENT & SUPPLIES--5.3%
     26,700 American Medical Systems Holdings, Inc. (b).....     1,116,327
     21,200 CTI Molecular Imaging, Inc. (b).................       300,828
     31,166 Merit Medical Systems, Inc. (b).................       476,216
     10,000 Molecular Devices Corp. (b).....................       201,000
     29,800 STERIS Corp. (b)................................       706,856
      6,200 Symmetry Medical, Inc. (b)......................       130,510
     21,500 Varian, Inc. (b)................................       881,715
     19,800 Wilson Greatbatch Technologies, Inc. (b)........       443,916
                                                             -------------
                                                                 4,257,368
                                                             -------------

            HEALTH CARE PROVIDERS & SERVICES--8.3%
      8,000 Centene Corp. (b)...............................       226,800
     10,200 IDX Systems Corp. (b)...........................       351,492
     15,900 LabOne, Inc. (b)................................       509,436
     11,800 Maximus, Inc. (b)...............................       367,216
     10,700 Molina Healthcare, Inc. (b).....................       496,266
     23,500 Parexel International Corp. (b).................       477,050
     14,000 Pharmaceutical Product Development, Inc. (b)....       578,060
      5,900 Psychiatric Solutions, Inc. (b).................       215,704
     20,400 RehabCare Group, Inc. (b).......................       570,996
     22,500 Select Medical Corp.............................       396,000
     17,400 Sierra Health Services, Inc. (b)................       958,914
     11,900 Symbion, Inc. (b)...............................       262,752
     15,300 United Surgical Partners International, Inc. (b)       638,010

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-238

METROPOLITAN SERIES FUND, INC.

 FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

COMMON STOCKS--(CONTINUED)


                                                                VALUE
       SHARES                                                  (NOTE 1)
       ------------------------------------------------------------------

              HEALTH CARE PROVIDERS & SERVICES--(CONTINUED)
       36,600 VCA Antech, Inc. (b).......................... $    717,360
                                                             ------------
                                                                6,766,056
                                                             ------------

              HOTELS, RESTAURANTS & LEISURE--4.6%
       16,500 BJ's Restaurants, Inc. (b)....................      231,000
       12,300 Four Seasons Hotels, Inc......................    1,006,017
       50,200 La Quinta Corp. (b)...........................      456,318
       13,800 Panera Bread Co. (b)..........................      556,416
       20,400 Penn National Gaming, Inc. (b)................    1,235,220
        4,500 Red Robin Gourmet Burgers, Inc. (b)...........      240,615
                                                             ------------
                                                                3,725,586
                                                             ------------

              IT SERVICES--2.8%
       65,200 BearingPoint, Inc. (b)........................      523,556
       21,400 Global Payments, Inc..........................    1,252,756
        9,800 Resources Connection, Inc. (b)................      532,238
                                                             ------------
                                                                2,308,550
                                                             ------------

              INSURANCE--1.0%
       12,700 EMC Insurance Group, Inc......................      274,828
       12,400 IPC Holdings, Ltd.............................      539,524
                                                             ------------
                                                                  814,352
                                                             ------------

              INTERNET & CATALOG RETAIL--0.4%
       21,300 The J. Jill Group, Inc. (b)...................      317,157
                                                             ------------

              INTERNET SOFTWARE & SERVICES--1.9%
       16,900 Ask Jeeves, Inc. (b)..........................      452,075
       12,600 F5 Networks, Inc. (b).........................      613,872
       20,500 Opsware, Inc..................................      150,470
        3,200 Rightnow Technologies, Inc....................       51,680
       19,100 ValueClick, Inc. (b)..........................      254,603
                                                             ------------
                                                                1,522,700
                                                             ------------

              MACHINERY--4.1%
        9,500 Briggs & Stratton Corp........................      395,010
        8,100 CUNO, Inc. (b)................................      481,140
       36,800 Flowserve Corp. (b)...........................    1,013,472
        7,900 Oshkosh Truck Corp............................      540,202
       11,500 Reliance Steel & Aluminum Co..................      448,040
       10,800 The Manitowoc Co., Inc........................      406,620
        2,000 Wabash National Corp..........................       53,860
                                                             ------------
                                                                3,338,344
                                                             ------------

              MEDIA--1.5%
       14,600 aQuantive, Inc. (b)...........................      130,524
       21,900 Cumulus Media, Inc. (b).......................      330,252
       47,900 Entravision Communications Corp. (Class A) (b)      399,965
        5,400 Radio One, Inc. (Class D) (b).................       87,048
        8,000 Scholastic Corp. (b)..........................      295,680
                                                             ------------
                                                                1,243,469
                                                             ------------

                                                             VALUE
          SHARES                                            (NOTE 1)
          ------------------------------------------------------------

                 METALS & MINING--0.3%
          10,600 Meridian Gold, Inc. (b)................. $    201,082
                                                          ------------

                 MULTILINE RETAIL--1.4%
          22,500 Fred's, Inc.............................      391,500
          25,200 Tuesday Morning Corp. (b)...............      771,876
                                                          ------------
                                                             1,163,376
                                                          ------------

                 OIL & GAS--1.9%
           6,400 Barrett Bill Corp.......................      204,736
          12,500 Denbury Resources, Inc. (b).............      343,125
          37,100 PetroQuest Energy, Inc. (b).............      183,645
          23,300 Spinnaker Exploration Co. (b)...........      817,131
                                                          ------------
                                                             1,548,637
                                                          ------------

                 PHARMACEUTICALS--5.2%
           6,600 Andrx Corp. (b).........................      144,078
          22,600 Angiotech Pharmaceuticals, Inc. (b).....      416,970
           6,400 Eyetech Pharmaceuticals, Inc. (b).......      291,200
          32,500 Impax Laboratories, Inc. (b)............      516,100
           9,900 Medicis Pharmaceutical Corp. (Class A)..      347,589
          12,300 NPS Pharmaceuticals, Inc. (b)...........      224,844
           7,800 Pharmion Corp. (b)......................      329,238
          24,700 Salix Pharmaceuticals, Ltd..............      434,473
          14,060 Taro Pharmaceutical Industries, Ltd. (b)      478,462
          18,000 The Medicines Co. (b)...................      518,400
          36,800 Trimeris, Inc. (b)......................      521,456
                                                          ------------
                                                             4,222,810
                                                          ------------

                 REAL ESTATE--1.3%
          27,400 Jones Lang LaSalle, Inc. (b)............    1,025,034
           3,500 MeriStar Hospitality Corp. (REIT).......       29,225
                                                          ------------
                                                             1,054,259
                                                          ------------

                 ROAD & RAIL--2.2%
          27,250 Knight Transportation, Inc. (b).........      675,800
          14,500 Landstar System, Inc. (b)...............    1,067,780
                                                          ------------
                                                             1,743,580
                                                          ------------

                 SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT--8.1%
          37,900 Actel Corp. (b).........................      664,766
          19,300 Cabot Microelectronics Corp. (b)........      772,965
          42,500 Exar Corp. (b)..........................      603,075
          33,900 Integrated Circuit Systems, Inc. (b)....      709,188
          66,900 Microtune, Inc. (b).....................      408,759
          66,500 Semtech Corp. (b).......................    1,454,355
          13,100 Silicon Laboratories, Inc. (b)..........      462,561
          35,800 Varian Semiconductor Equipment, Inc. (b)    1,319,230
          24,800 ZiLOG, Inc. (b).........................      198,400
                                                          ------------
                                                             6,593,299
                                                          ------------

                 SOFTWARE--8.5%
           8,600 Altiris, Inc. (b).......................      304,698
          32,500 Borland Software Corp. (b)..............      379,600

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-239

METROPOLITAN SERIES FUND, INC.

 FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

COMMON STOCKS--(CONTINUED)


                                                             VALUE
         SHARES                                             (NOTE 1)
         -------------------------------------------------------------

                SOFTWARE--(CONTINUED)
         22,400 Catapult Communications Corp. (b)........ $    541,184
         66,100 Entrust, Inc. (b)........................      250,519
         29,200 Filenet Corp. (b)........................      752,192
         12,400 Hyperion Solutions Corp. (b).............      578,088
         21,100 Jack Henry & Associates, Inc.............      420,101
         64,700 Lawson Software, Inc. (b)................      444,489
         36,300 Macromedia, Inc. (b).....................    1,129,656
         42,300 NETIQ Corp. (b)..........................      516,483
         36,500 Quest Software, Inc. (b).................      582,175
         19,900 RSA Security, Inc. (b)...................      399,194
          9,200 THQ, Inc. (b)............................      211,048
         30,700 Verity, Inc. (b).........................      402,784
                                                          ------------
                                                             6,912,211
                                                          ------------

                SPECIALTY RETAIL--3.1%
         19,300 Cost Plus, Inc. (b)......................      620,109
         28,300 Hot Topic, Inc. (b)......................      486,477
         10,900 Regis Corp...............................      503,035
         13,800 The Finish Line, Inc. (Class A)..........      252,540
         17,200 Tractor Supply Co. (b)...................      640,012
                                                          ------------
                                                             2,502,173
                                                          ------------

                THRIFTS & MORTGAGE FINANCE--0.5%
          5,700 Federal Agricultural Mortage Corp. (b)...      132,810
          4,000 First Niagara Financial Group, Inc.......       55,800
         10,000 Franklin Bank Corp. (b)..................      182,500
                                                          ------------
                                                               371,110
                                                          ------------

                WIRELESS TELECOMMUNICATION SERVICES--1.3%
         12,400 JAMDAT Mobile, Inc. (b)..................      256,060
         16,200 NII Holdings, Inc. (Class B) (b).........      768,690
                                                          ------------
                                                             1,024,750
                                                          ------------
                Total Common Stocks
                 (Identified Cost $65,281,548)...........   79,119,423
                                                          ------------

        SHORT TERM INVESTMENTS--3.1%
           FACE                                               VALUE
          AMOUNT                                             (NOTE 1)
        ----------------------------------------------------------------

                   DISCOUNT NOTES--3.1%
        $2,485,000 Federal Home Loan Bank 1.250%, 01/03/05 $  2,484,827
                                                           ------------
                   Total Short Term Investments
                    (Identified Cost $2,484,827)..........    2,484,827
                                                           ------------
                   Total Investments--100.6%
                    (Identified Cost $67,766,375) (a).....   81,604,250
                   Other assets less liabilities..........     (503,747)
                                                           ------------
                   TOTAL NET ASSETS--100%................. $ 81,100,503
                                                           ============

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-240

METROPOLITAN SERIES FUND, INC.

 FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2004

      ASSETS
        Investments at value........................          $81,604,250
        Cash........................................               26,082
        Receivable for:
         Securities sold............................               44,086
         Fund shares sold...........................               72,745
         Dividends and interest.....................               15,550
                                                              -----------
          Total Assets..............................           81,762,713
      LIABILITIES
        Payable for:
         Fund shares redeemed....................... $105,207
         Securities purchased.......................  439,005
         Withholding taxes..........................      101
        Accrued expenses:
         Management fees............................   60,649
         Service and distribution fees..............    8,971
         Other expenses.............................   48,277
                                                     --------
          Total Liabilities.........................              662,210
                                                              -----------
      NET ASSETS....................................          $81,100,503
                                                              ===========
        Net assets consist of:
         Capital paid in............................          $64,409,375
         Accumulated net realized gains (losses)....            2,853,253
         Unrealized appreciation (depreciation) on
          investments...............................           13,837,875
                                                              -----------
      NET ASSETS....................................          $81,100,503
                                                              ===========
      Computation of offering price:
      CLASS A
      Net asset value and redemption price per share
       ($31,891,836 divided by 3,081,328 shares
       outstanding).................................          $     10.35
                                                              ===========
      CLASS B
      Net asset value and redemption price per share
       ($34,663,950 divided by 3,376,119 shares
       outstanding).................................          $     10.27
                                                              ===========
      CLASS E
      Net asset value and redemption price per share
       ($14,544,717 divided by 1,410,620 shares
       outstanding).................................          $     10.31
                                                              ===========
      Identified cost of investments................          $67,766,375
                                                              ===========

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2004

       INVESTMENT INCOME
         Dividends...............................           $  195,716(a)
         Interest................................               44,128
                                                            ----------
                                                               239,844
       EXPENSES
         Management fees......................... $621,214
         Service and distribution fees--Class B..   68,586
         Service and distribution fees--Class E..   19,358
         Directors' fees and expenses............   23,201
         Custodian...............................  101,198
         Audit and tax services..................   21,371
         Legal...................................    2,152
         Printing................................   19,565
         Insurance...............................    1,286
         Miscellaneous...........................    3,784
                                                  --------
         Total expenses before reimbursements....  881,715
         Expense reductions......................   (2,232)    879,483
                                                  --------  ----------
         NET INVESTMENT INCOME (LOSS)............             (639,639)
                                                            ----------
       REALIZED AND UNREALIZED GAIN (LOSS)
       Realized gain (loss) on:
         Investments--net........................            4,706,692
       Unrealized appreciation (depreciation) on:
         Investments--net........................            3,812,327
                                                            ----------
       Net gain (loss)...........................            8,519,019
                                                            ----------
       NET INCREASE (DECREASE) IN NET ASSETS
        FROM OPERATIONS..........................           $7,879,380
                                                            ==========

(a)Net of foreign taxes of $1,005.

                See accompanying notes to financial statements.

                                    MSF-241

METROPOLITAN SERIES FUND, INC.

 FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                                      YEAR ENDED   YEAR ENDED
                                                                     DECEMBER 31, DECEMBER 31,
                                                                         2004         2003
                                                                     ------------ ------------
FROM OPERATIONS
  Net investment income (loss)...................................... $  (639,639) $  (291,384)
  Net realized gain (loss)..........................................   4,706,692    1,081,695
  Unrealized appreciation (depreciation)............................   3,812,327   13,424,712
                                                                     -----------  -----------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................   7,879,380   14,215,023
                                                                     -----------  -----------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.  15,045,143   20,243,735
                                                                     -----------  -----------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................  22,924,523   34,458,758

NET ASSETS
  Beginning of the period...........................................  58,175,980   23,717,222
                                                                     -----------  -----------
  End of the period................................................. $81,100,503  $58,175,980
                                                                     ===========  ===========
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $         0  $     4,110
                                                                     ===========  ===========

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                     YEAR ENDED               YEAR ENDED
                                                                  DECEMBER 31, 2004        DECEMBER 31, 2003
                                                               ----------------------  ------------------------
                                                                 SHARES        $         SHARES          $
                                                               ---------  -----------  ----------  ------------
CLASS A
  Sales....................................................... 1,284,110  $12,199,181   2,271,550  $ 17,502,914
  Redemptions.................................................  (976,814)  (9,210,643) (1,380,740)  (10,300,248)
                                                               ---------  -----------  ----------  ------------
  Net increase (decrease).....................................   307,296  $ 2,988,538     890,810  $  7,202,666
                                                               =========  ===========  ==========  ============
CLASS B
  Sales....................................................... 1,583,408  $14,827,409   1,410,510  $ 10,819,727
  Redemptions.................................................  (631,083)  (5,914,979)   (457,216)   (3,579,402)
                                                               ---------  -----------  ----------  ------------
  Net increase (decrease).....................................   952,325  $ 8,912,430     953,294  $  7,240,325
                                                               =========  ===========  ==========  ============
CLASS E
  Sales.......................................................   702,934  $ 6,660,072     926,884  $  7,240,232
  Redemptions.................................................  (374,713)  (3,515,897)   (193,259)   (1,439,488)
                                                               ---------  -----------  ----------  ------------
  Net increase (decrease).....................................   328,221  $ 3,144,175     733,625  $  5,800,744
                                                               ---------  -----------  ----------  ------------
  Increase (decrease) derived from capital share transactions. 1,587,842  $15,045,143   2,577,729  $ 20,243,735
                                                               =========  ===========  ==========  ============

                See accompanying notes to financial statements.

                                    MSF-242

METROPOLITAN SERIES FUND, INC.

 FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                                                        CLASS A
                                                                       -------------------------------------
                                                                                                  MAY 1, 2001(A)
                                                                        YEAR ENDED DECEMBER 31,      THROUGH
                                                                       -------------------------   DECEMBER 31,
                                                                         2004     2003     2002        2001
                                                                       -------  -------  -------  --------------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $  9.29  $  6.41  $  8.88      $10.00
                                                                       -------  -------  -------      ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income (loss).........................................   (0.08)   (0.04)   (0.04)       0.00
 Net realized and unrealized gain (loss) on investments...............    1.14     2.92    (2.43)      (1.12)
                                                                       -------  -------  -------      ------
 Total from investment operations.....................................    1.06     2.88    (2.47)      (1.12)
                                                                       -------  -------  -------      ------
NET ASSET VALUE, END OF PERIOD........................................ $ 10.35  $  9.29  $  6.41      $ 8.88
                                                                       =======  =======  =======      ======
TOTAL RETURN (%)......................................................    11.4     44.9    (27.8)      (11.2) (b)
Ratio of operating expenses to average net assets before expense
 reductions (%).......................................................    1.15     1.13     1.05        1.05 (c)
Ratio of operating expenses to average net assets after expense
 reductions (%) (d)...................................................    1.15       --       --          --
Ratio of net investment income (loss) to average net assets (%).......   (0.80)   (0.68)   (0.60)       0.00 (c)
Portfolio turnover rate (%)...........................................      50       38       33          67 (c)
Net assets, end of period (000)....................................... $31,892  $25,762  $12,079      $7,468
The ratios of operating expenses to average net assets without giving
 effect to the contractual expense agreement would have been (%)......    1.15     1.32     1.51        2.69 (c)

                                                                         CLASS B                                  CLASS E
                                                         ------------------------------------     -------------------------
                                                                                   MAY 1, 2001(A)
                                                          YEAR ENDED DECEMBER 31,     THROUGH      YEAR ENDED DECEMBER 31,
                                                         ------------------------   DECEMBER 31,  ------------------------
                                                           2004     2003    2002        2001        2004     2003    2002
                                                         -------  -------  ------  -------------- -------  -------  ------
NET ASSET VALUE, BEGINNING OF PERIOD.................... $  9.24  $  6.39  $ 8.88      $10.00     $  9.27  $  6.41  $ 8.88
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)..........................   (0.08)   (0.05)  (0.04)      (0.01)      (0.09)   (0.04)  (0.01)
  Net realized and unrealized gain (loss) on
   investments..........................................    1.11     2.90   (2.45)      (1.11)       1.13     2.90   (2.46)
                                                         -------  -------  ------      ------     -------  -------  ------
  Total from investment operations......................    1.03     2.85   (2.49)      (1.12)       1.04     2.86   (2.47)
                                                         -------  -------  ------      ------     -------  -------  ------
NET ASSET VALUE, END OF PERIOD.......................... $ 10.27  $  9.24  $ 6.39      $ 8.88     $ 10.31  $  9.27  $ 6.41
                                                         =======  =======  ======      ======     =======  =======  ======
TOTAL RETURN (%)........................................    11.1     44.6   (28.0)      (11.2)(b)    11.2     44.6   (27.8)
Ratio of operating expenses to average net assets before
 expense reductions (%).................................    1.40     1.38    1.30        1.30 (c)    1.30     1.28    1.20
Ratio of operating expenses to average net assets after
 expense reductions (%) (d).............................    1.40       --      --          --        1.30       --      --
Ratio of net investment income (loss) to average net
 assets (%).............................................   (1.05)   (0.93)  (0.85)      (0.51)(c)   (0.95)   (0.84)  (0.72)
Portfolio turnover rate (%).............................      50       38      33          67 (c)      50       38      33
Net assets, end of period (000)......................... $34,664  $22,385  $9,403      $4,493     $14,545  $10,029  $2,235
The ratios of operating expenses to average net assets
 without giving effect to the contractual expense
 agreement would have been (%)..........................    1.40     1.57    1.76        2.94 (c)    1.30     1.47    1.66

                                                         -----------
                                                         MAY 1, 2001(A)
                                                            THROUGH
                                                          DECEMBER 31,
                                                              2001
                                                         --------------
NET ASSET VALUE, BEGINNING OF PERIOD....................     $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)..........................       0.00
  Net realized and unrealized gain (loss) on
   investments..........................................      (1.12)
                                                             ------
  Total from investment operations......................      (1.12)
                                                             ------
NET ASSET VALUE, END OF PERIOD..........................     $ 8.88
                                                             ======
TOTAL RETURN (%)........................................      (11.2)(b)
Ratio of operating expenses to average net assets before
 expense reductions (%).................................       1.20 (c)
Ratio of operating expenses to average net assets after
 expense reductions (%) (d).............................         --
Ratio of net investment income (loss) to average net
 assets (%).............................................      (0.41)(c)
Portfolio turnover rate (%).............................         67 (c)
Net assets, end of period (000).........................     $    6
The ratios of operating expenses to average net assets
 without giving effect to the contractual expense
 agreement would have been (%)..........................       2.84 (c)

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.
(d)The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                See accompanying notes to financial statements.

                                    MSF-243

METROPOLITAN SERIES FUND, INC.

 LOOMIS SAYLES SMALL CAP PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

COMMON STOCKS--97.7% OF TOTAL NET ASSETS

                                                            VALUE
         SHARES                                            (NOTE 1)
         -------------------------------------------------------------

                 AEROSPACE & DEFENSE--2.6%
          75,325 ARGON ST., Inc. (b).................... $   2,670,271
          76,975 DRS Technologies, Inc. (b) (c).........     3,287,602
          49,762 Moog, Inc. (b).........................     2,256,707
          31,600 The Allied Defense Group, Inc. (b) (c).       703,100
          40,475 United Defense Industries, Inc. (b)....     1,912,444
                                                         -------------
                                                            10,830,124
                                                         -------------

                 AIR FREIGHT & LOGISTICS--0.4%
          48,475 Overnite Corp..........................     1,805,209
                                                         -------------

                 AUTO COMPONENTS--1.4%
          60,975 ArvinMeritor, Inc. (c).................     1,364,011
          66,500 Commercial Vehicle Group, Inc. (b) (c).     1,451,695
          93,850 Cooper Tire & Rubber Co................     2,022,467
          53,075 Dana Corp..............................       919,790
                                                         -------------
                                                             5,757,963
                                                         -------------

                 AUTOMOBILES--0.2%
          33,650 Monaco Coach Corp. (b) (c).............       692,181
                                                         -------------

                 BIOTECHNOLOGY--0.5%
          99,950 Dendreon Corp. (b) (c).................     1,077,461
         114,600 Incyte Corp. (b) (c)...................     1,144,854
                                                         -------------
                                                             2,222,315
                                                         -------------

                 BUILDING PRODUCTS--2.0%
          17,575 Eagle Materials, Inc. (c)..............     1,517,601
          57,550 ElkCorp................................     1,969,361
         105,600 Lennox International, Inc. (c).........     2,148,960
          77,200 Simpson Manufacturing, Inc.............     2,694,280
                                                         -------------
                                                             8,330,202
                                                         -------------

                 CAPITAL MARKETS--1.2%
          57,225 Affiliated Managers Group, Inc. (b) (c)     3,876,422
          33,275 National Financial Partners Corp.......     1,291,070
                                                         -------------
                                                             5,167,492
                                                         -------------

                 CHEMICALS--2.2%
          47,350 Cytec Industries, Inc..................     2,434,737
          40,100 Great Lakes Chemical Corp..............     1,142,449
          27,811 Lyondell Chemical Co...................       804,294
          67,175 Spartech Corp. (c).....................     1,819,771
          21,350 The Scotts Co. (Class A) (b)...........     1,569,652
          95,250 UAP Holdings Corp. (b).................     1,644,967
                                                         -------------
                                                             9,415,870
                                                         -------------

                 COMMERCIAL BANKS--6.5%
          18,275 Alabama National Bancorp...............     1,178,737
          60,212 Bank Mutual Corp.......................       732,780
          25,700 Community Bancorp (b)..................       786,420
          73,465 CVB Financial Corp. (c)................     1,951,230
         119,600 East West Bancorp, Inc.................     5,018,416
          32,250 First Midwest Bancorp, Inc.............     1,170,353

                                                                VALUE
      SHARES                                                   (NOTE 1)
      --------------------------------------------------------------------

              COMMERCIAL BANKS--(CONTINUED)
       24,300 IBERIABANK Corp. (c).......................... $   1,612,548
       71,537 Independent Bank Corp. (c)....................     2,133,949
       66,165 Oriental Financial Group, Inc. (c)............     1,873,131
       17,050 Pennsylvania Commerce Bancorp, Inc. (b) (c)...     1,074,150
       47,525 Signature Bank (b) (c)........................     1,537,909
       38,800 Silicon Valley Bancshares (b).................     1,739,016
       43,612 Texas Regional Bancshares, Inc. (c)...........     1,425,240
       59,875 The South Financial Group, Inc................     1,947,734
       58,225 Wintrust Financial Corp. (c)..................     3,316,496
                                                             -------------
                                                                27,498,109
                                                             -------------

              COMMERCIAL SERVICES & SUPPLIES--6.0%
       70,800 Adesa, Inc....................................     1,502,376
        6,525 Advance America Cash Advance Centers, Inc. (b)       149,423
       20,325 AMERCO (b) (c)................................       934,544
       25,800 Bright Horizons Family Solutions, Inc. (b)....     1,670,808
       61,475 Cogent, Inc. (b)..............................     2,028,675
       49,500 CoStar Group, Inc. (b)........................     2,285,910
       29,603 DiamondCluster International, Inc. (b)........       424,211
       42,928 Hudson Highland Group, Inc. (b)...............     1,236,326
       50,775 Huron Consulting Group, Inc. (b)..............     1,127,205
       29,275 McGrath Rentcorp (c)..........................     1,276,683
       39,025 Nalco Holding Co. (b).........................       761,768
      140,325 Navigant Consulting, Inc. (b) (c).............     3,732,645
       33,150 The Corporate Executive Board Co..............     2,219,061
       44,650 Universal Technical Institute, Inc. (b) (c)...     1,702,058
       24,400 Vertrue, Inc. (b) (c).........................       921,588
       66,224 Waste Connections, Inc. (b)...................     2,268,172
      106,650 WCA Waste Corp. (b)...........................     1,114,492
                                                             -------------
                                                                25,355,945
                                                             -------------

              COMMUNICATIONS EQUIPMENT--2.9%
       45,525 Anaren, Inc. (b)..............................       590,004
      116,225 AudioCodes, Ltd. (b)..........................     1,930,497
       80,100 CommScope, Inc. (b) (c).......................     1,513,890
       36,600 Comtech Telecommunications Corp. (b) (c)......     1,376,526
      166,400 Essex Corp. (b)...............................     3,369,600
       79,675 Foundry Networks, Inc. (b)....................     1,048,523
       79,125 NETGEAR, Inc. (b) (c).........................     1,439,284
      108,150 Powerwave Technologies, Inc. (b)..............       917,112
                                                             -------------
                                                                12,185,436
                                                             -------------

              COMPUTERS & PERIPHERALS--1.4%
      574,800 Brocade Communications Systems, Inc. (b) (c)..     4,391,472
       51,450 Imation Corp..................................     1,637,653
                                                             -------------
                                                                 6,029,125
                                                             -------------

              CONSTRUCTION & ENGINEERING--0.5%
       51,775 Washington Group International, Inc. (b)......     2,135,719
                                                             -------------

              CONSTRUCTION MATERIALS--0.2%
       13,975 Texas Industries, Inc.........................       871,761
                                                             -------------

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-244

METROPOLITAN SERIES FUND, INC.

 LOOMIS SAYLES SMALL CAP PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

COMMON STOCKS--(CONTINUED)

                                                                 VALUE
     SHARES                                                     (NOTE 1)
     ----------------------------------------------------------------------

             DIVERSIFIED TELECOMMUNICATION SERVICES--0.6%
      27,625 Commonwealth Telephone Enterprises, Inc. (b) (c) $   1,371,858
      60,900 Iowa Telecommunications Services, Inc...........     1,313,613
                                                              -------------
                                                                  2,685,471
                                                              -------------

             ELECTRIC UTILITIES--0.5%
      23,600 ALLETE, Inc.....................................       867,300
      25,725 NorthWestern Corp. (b)..........................       720,300
      21,625 Otter Tail Corp. (c)............................       552,086
                                                              -------------
                                                                  2,139,686
                                                              -------------

             ELECTRICAL EQUIPMENT--1.4%
      77,700 AMETEK, Inc.....................................     2,771,559
     156,075 Artesyn Technologies, Inc. (b) (c)..............     1,763,647
      87,600 General Cable Corp. (b).........................     1,213,260
                                                              -------------
                                                                  5,748,466
                                                              -------------

             ELECTRONIC EQUIPMENT & INSTRUMENTS--1.9%
      58,725 Aeroflex, Inc. (b)..............................       711,747
      44,600 American Science & Engineering, Inc. (b) (c)....     1,837,966
      25,450 Excel Technology, Inc. (b)......................       661,700
      36,875 Global Imaging Systems, Inc. (b)................     1,456,562
      18,250 Rogers Corp. (b)................................       786,575
     165,925 SpatiaLight, Inc. (b) (c).......................     1,485,029
      19,775 Tech Data Corp. (b).............................       897,785
                                                              -------------
                                                                  7,837,364
                                                              -------------

             ENERGY EQUIPMENT & SERVICES--1.8%
      46,875 Cal Dive International, Inc. (b)................     1,910,156
      36,750 FMC Technologies, Inc. (b)......................     1,183,350
      44,575 Hydril (b)......................................     2,028,608
      96,300 Input/Output, Inc. (b) (c)......................       851,292
      41,575 Unit Corp. (b)..................................     1,588,581
                                                              -------------
                                                                  7,561,987
                                                              -------------

             FOOD & STAPLES RETAILING--0.7%
      47,600 BJ's Wholesale Club, Inc. (b)...................     1,386,588
      34,150 Smart & Final, Inc. (b) (c).....................       491,419
      29,750 United Natural Foods, Inc. (b)..................       925,225
                                                              -------------
                                                                  2,803,232
                                                              -------------

             FOOD PRODUCTS--1.0%
      12,700 J & J Snack Foods Corp..........................       622,681
      57,525 Lance, Inc......................................     1,094,701
      63,725 Ralcorp Holdings, Inc. (b)......................     2,671,989
                                                              -------------
                                                                  4,389,371
                                                              -------------

             GAS UTILITIES--0.9%
      66,125 AGL Resources, Inc..............................     2,197,995
      60,978 Southern Union Co. (b)..........................     1,462,252
                                                              -------------
                                                                  3,660,247
                                                              -------------

             HEALTH CARE EQUIPMENT & SUPPLIES--4.6%
      41,350 Advanced Medical Optics, Inc. (b) (c)...........     1,701,139
      26,950 Analogic Corp. (c)..............................     1,207,091

                                                                 VALUE
     SHARES                                                     (NOTE 1)
     ----------------------------------------------------------------------

             HEALTH CARE EQUIPMENT & SUPPLIES--(CONTINUED)
      70,500 Aspect Medical Systems, Inc. (b) (c)............ $   1,724,430
      35,100 Given Imaging, Ltd. (b) (c).....................     1,260,441
     141,425 HealthTronics, Inc. (b).........................     1,503,348
      46,525 Intuitive Surgical, Inc. (b)....................     1,861,930
      72,750 Palomar Medical Technologies, Inc. (b) (c)......     1,896,592
      46,800 Sybron Dental Specialties, Inc. (b).............     1,655,784
      78,925 Symmetry Medical, Inc. (b)......................     1,661,371
      43,000 Varian, Inc. (b)................................     1,763,430
      47,225 Ventana Medical Systems, Inc. (b) (c)...........     3,021,928
                                                              -------------
                                                                 19,257,484
                                                              -------------

             HEALTH CARE PROVIDERS & SERVICES--3.7%
      74,750 American Healthways, Inc. (b)...................     2,469,740
      70,650 Centene Corp. (b)...............................     2,002,927
      27,100 Kindred Healthcare, Inc. (b) (c)................       811,645
      38,175 LifePoint Hospitals, Inc. (b)...................     1,329,254
      72,200 Matria Healthcare, Inc. (b) (c).................     2,820,854
      91,750 Psychiatric Solutions, Inc. (b).................     3,354,380
      62,850 United Surgical Partners International, Inc. (b)     2,620,845
                                                              -------------
                                                                 15,409,645
                                                              -------------

             HOTELS, RESTAURANTS & LEISURE--4.5%
      73,400 Aztar Corp. (b).................................     2,563,128
      49,875 CBRL Group, Inc.................................     2,087,269
      63,604 Dover Downs Gaming & Entertainment, Inc.........       833,212
      54,500 Fairmont Hotels & Resorts, Inc. (c).............     1,887,880
      88,625 Isle of Capri Casinos, Inc. (b) (c).............     2,273,231
      64,425 Multimedia Games, Inc. (b) (c)..................     1,015,338
      96,975 Pinnacle Entertainment, Inc. (b)................     1,918,166
     149,100 Six Flags, Inc. (b) (c).........................       800,667
      91,150 Sonic Corp. (b).................................     2,780,075
      93,775 Sunterra Corp. (b) (c)..........................     1,316,601
      81,900 The Steak N Shake Co. (b) (c)...................     1,644,552
                                                              -------------
                                                                 19,120,119
                                                              -------------

             HOUSEHOLD DURABLES--1.6%
      42,543 Levitt Corp. (Class A) (b)......................     1,300,540
      15,400 Meritage Homes Corp. (b)........................     1,735,580
     129,950 Tempur-Pedic International, Inc. (b)............     2,754,940
      44,650 Tupperware Corp.................................       925,148
                                                              -------------
                                                                  6,716,208
                                                              -------------

             IT SERVICES--1.8%
      94,575 Aspect Communications Corp. (b).................     1,053,566
     139,300 MPS Group, Inc. (b).............................     1,707,818
     139,050 Niku Corp. (b) (c)..............................     2,803,248
      98,300 Perot Systems Corp. (Class A) (b)...............     1,575,749
      39,725 The BISYS Group, Inc. (b).......................       653,476
                                                              -------------
                                                                  7,793,857
                                                              -------------

             INSURANCE--3.3%
      25,625 AmerUs Group Co. (c)............................     1,160,812
      46,087 Delphi Financial Group, Inc.....................     2,126,915
      55,750 Endurance Specialty Holdings, Ltd...............     1,906,650

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-245

METROPOLITAN SERIES FUND, INC.

 LOOMIS SAYLES SMALL CAP PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

COMMON STOCKS--(CONTINUED)

                                                              VALUE
       SHARES                                                (NOTE 1)
       -----------------------------------------------------------------

               INSURANCE--(CONTINUED)
       114,375 KMG America Corp. (b)...................... $   1,258,125
        81,475 Ohio Casualty Corp. (b)....................     1,891,035
        28,300 Platinum Underwriters Holdings, Ltd........       880,130
        41,925 ProAssurance Corp. (b).....................     1,639,687
        34,575 Protective Life Corp.......................     1,476,007
        40,775 RLI Corp. (c)..............................     1,695,017
                                                           -------------
                                                              14,034,378
                                                           -------------

               INTERNET & CATALOG RETAIL--0.6%
        48,225 Blue Nile, Inc. (b) (c)....................     1,331,975
        36,050 Provide Commerce (b) (c)...................     1,339,257
                                                           -------------
                                                               2,671,232
                                                           -------------

               INTERNET SOFTWARE & SERVICES--3.6%
        32,150 Ctrip.com International, Ltd. (ADR) (b) (c)     1,479,543
       232,000 Digitas, Inc. (b)..........................     2,215,600
        57,725 F5 Networks, Inc. (b)......................     2,812,362
        81,200 GSI Commerce, Inc. (b).....................     1,443,736
       136,450 Jupitermedia Corp. (b) (c).................     3,244,781
        32,625 Netease.com, Inc. (ADR) (b) (c)............     1,723,579
       309,200 Sapient Corp. (b) (c)......................     2,445,772
                                                           -------------
                                                              15,365,373
                                                           -------------

               MACHINERY--7.0%
       129,350 Actuant Corp. (b)..........................     6,745,602
        41,825 Albany International Corp. (Class A).......     1,470,567
        60,925 Barnes Group, Inc..........................     1,615,122
        71,125 Bucyrus International, Inc.................     2,890,520
        50,050 CLARCOR, Inc...............................     2,741,238
        18,200 ESCO Technologies, Inc. (b)................     1,395,030
        58,075 Federal Signal Corp. (c)...................     1,025,605
        35,625 Harsco Corp................................     1,985,738
        57,862 IDEX Corp..................................     2,343,411
        67,250 Joy Global, Inc............................     2,920,667
        20,300 Oshkosh Truck Corp.........................     1,388,114
        50,850 Reliance Steel & Aluminum Co...............     1,981,116
        39,000 Robbins & Myers, Inc. (c)..................       929,370
                                                           -------------
                                                              29,432,100
                                                           -------------

               MEDIA--3.6%
        49,575 ADVO, Inc..................................     1,767,349
        58,100 Catalina Marketing Corp. (c)...............     1,721,503
        73,525 Harte-Hanks, Inc...........................     1,910,179
        52,000 John Wiley & Sons, Inc.....................     1,811,680
        83,675 Journal Communications, Inc................     1,512,007
        66,600 R. H. Donnelley Corp. (b)..................     3,932,730
        76,800 Saga Communications, Inc. (b) (c)..........     1,294,080
        37,300 Scholastic Corp. (b).......................     1,378,608
                                                           -------------
                                                              15,328,136
                                                           -------------

               METALS & MINING--0.4%
        35,150 Commercial Metals Co.......................     1,777,184
                                                           -------------

                                                                  VALUE
   SHARES                                                        (NOTE 1)
   -------------------------------------------------------------------------

           MULTI-UTILITIES--0.6%
    16,450 Energen Corp....................................... $     969,728
    52,625 ONEOK, Inc.........................................     1,495,602
                                                               -------------
                                                                   2,465,330
                                                               -------------

           MULTILINE RETAIL--0.2%
    52,875 ShopKo Stores, Inc. (b) (c)........................       987,705
                                                               -------------

           OIL & GAS--2.4%
    41,325 ATP Oil & Gas Corp. (b) (c)........................       767,818
    64,175 Denbury Resources, Inc. (b)........................     1,761,604
    89,925 Energy Partners, Ltd. (b) (c)......................     1,822,780
    44,662 Patina Oil & Gas Corp..............................     1,674,825
   119,175 Range Resources Corp. (c)..........................     2,438,320
    38,100 Stone Energy Corp. (b).............................     1,717,929
                                                               -------------
                                                                  10,183,276
                                                               -------------

           PERSONAL PRODUCTS--0.4%
    48,950 Chattem, Inc. (b) (c)..............................     1,620,245
                                                               -------------

           PHARMACEUTICALS--2.7%
    58,875 Andrx Corp. (b)....................................     1,285,241
   103,425 First Horizon Pharmaceutical (b) (c)...............     2,367,398
   169,250 HealthExtras, Inc. (b) (c).........................     2,758,775
    59,975 Idenix Pharmaceuticals, Inc. (b) (c)...............     1,028,571
    45,875 Par Pharmaceutical Cos., Inc. (b) (c)..............     1,898,308
   115,200 Perrigo Co.........................................     1,989,504
                                                               -------------
                                                                  11,327,797
                                                               -------------

           REAL ESTATE--4.3%
    58,275 American Home Mortgage Investment Corp.
            (REIT) (c)........................................     1,995,919
    36,325 Bedford Property Investors, Inc. (REIT) (c)........     1,031,993
    32,525 CBL & Associates Properties, Inc. (REIT)...........     2,483,284
    59,850 Corporate Office Properties Trust (REIT)...........     1,756,597
   155,125 Eagle Hospitality Properties Trust, Inc. (REIT) (b)     1,597,788
    56,525 First Potomac Realty Trust (REIT)..................     1,288,770
    78,025 Highland Hospitality Corp. (REIT) (c)..............       877,001
    61,175 LaSalle Hotel Properties (REIT)....................     1,947,200
    64,400 Newcastle Investment Corp. (REIT) (c)..............     2,046,632
    29,300 Ramco-Gershenson Property Trust (REIT).............       944,925
    85,550 Saxon Capital, Inc. (REIT).........................     2,052,344
                                                               -------------
                                                                  18,022,453
                                                               -------------

           ROAD & RAIL--2.0%
    65,500 Genesee & Wyoming, Inc. (b)........................     1,842,515
   104,275 Laidlaw International, Inc. (b)....................     2,231,485
    27,000 Landstar System, Inc. (b)..........................     1,988,280
    42,375 Marten Transport, Ltd. (b).........................       963,184
    43,312 Old Dominion Freight Line, Inc. (b)................     1,507,257
                                                               -------------
                                                                   8,532,721
                                                               -------------

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-246

METROPOLITAN SERIES FUND, INC.

 LOOMIS SAYLES SMALL CAP PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

COMMON STOCKS--(CONTINUED)

                                                            VALUE
          SHARES                                           (NOTE 1)
          ------------------------------------------------------------

                  SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT--3.2%
           55,700 AMIS Holdings, Inc. (b)............... $     920,164
           39,500 Cymer, Inc. (b).......................     1,166,830
           63,925 DSP Group, Inc. (b)...................     1,427,445
          101,250 FormFactor, Inc. (b) (c)..............     2,747,925
           76,500 Sigmatel, Inc. (b)....................     2,718,045
           98,725 Silicon Image, Inc. (b)...............     1,625,013
           42,350 Tessera Technologies, Inc. (b)........     1,575,844
           64,500 Volterra Semiconductor Corp. (b) (c)..     1,428,998
                                                         -------------
                                                            13,610,264
                                                         -------------

                  SOFTWARE--3.3%
           68,575 Altiris, Inc. (b) (c).................     2,429,612
           55,850 Borland Software Corp. (b)............       652,328
          106,325 Bottomline Technologies, Inc. (b) (c).     1,540,649
           24,800 Hyperion Solutions Corp. (b)..........     1,156,176
           85,175 Macromedia, Inc. (b)..................     2,650,646
           27,250 MRO Software, Inc. (b)................       354,795
          139,950 RSA Security, Inc. (b)................     2,807,397
           40,950 The Ultimate Software Group, Inc. (b).       519,246
          146,525 TIBCO Software, Inc. (b)..............     1,954,644
                                                         -------------
                                                            14,065,493
                                                         -------------

                  SPECIALTY RETAIL--2.5%
           90,350 Brookstone, Inc. (b)..................     1,766,343
           33,425 Cost Plus, Inc. (b) (c)...............     1,073,945
           33,225 Guitar Center, Inc. (b)...............     1,750,625
           27,800 Hot Topic, Inc. (b)...................       477,882
           45,050 Party City Corp. (b)..................       582,497
           70,500 Pier 1 Imports, Inc...................     1,388,850
           42,275 Rush Enterprises, Inc. (b) (c)........       686,123
           46,125 The Men's Wearhouse, Inc. (b).........     1,474,155
           62,775 West Marine, Inc. (b) (c).............     1,553,681
                                                         -------------
                                                            10,754,101
                                                         -------------

                  TEXTILES, APPAREL & LUXURY GOODS--0.6%
           29,025 Fossil, Inc. (b)......................       744,201
           55,700 Quiksilver, Inc. (b)..................     1,659,303
                                                         -------------
                                                             2,403,504
                                                         -------------

                  THRIFTS & MORTGAGE FINANCE--2.2%
           98,050 BankAtlantic Bancorp, Inc. (Class A)..     1,951,195
           68,250 BankUnited Financial Corp. (b) (c)....     2,180,587
           41,550 Independence Community Bank Corp......     1,769,199
          164,450 Provident Bancorp, Inc. (c)...........     2,169,096
           65,400 Provident Financial Services, Inc.....     1,266,798
                                                         -------------
                                                             9,336,875
                                                         -------------

                  TRADING COMPANIES & DISTRIBUTORS--0.8%
          112,075 BlueLinx Holdings, Inc. (b) (c).......     1,621,725
           51,250 Hughes Supply, Inc....................     1,657,938
                                                         -------------
                                                             3,279,663
                                                         -------------

                                                               VALUE
        SHARES                                                (NOTE 1)
      -------------------------------------------------------------------

                  WATER UTILITIES--0.3%
           43,100 American State Water Co................. $   1,120,600
                                                           -------------

                  WIRELESS TELECOMMUNICATION SERVICES--0.7%
          229,850 Alamosa Holdings, Inc. (b) (c)..........     2,866,230
                                                           -------------
                  Total Common Stocks
                   (Identified Cost $321,825,702).........   412,605,248
                                                           -------------

      SHORT TERM INVESTMENTS--3.0%
         FACE
        AMOUNT
      -------------------------------------------------------------------

                  COMMERCIAL PAPER--3.0%
      $12,729,000 State Street Boston Corp. 1.700%, 1/3/05    12,727,798
                                                           -------------
                  Total Short Term Investments
                   (Identified Cost $12,727,798)..........    12,727,798
                                                           -------------
                  Total Investments--100.7%
                   (Identified Cost $334,553,500) (a).....   425,333,046
                  Other assets less liabilities...........    (3,096,454)
                                                           -------------
                  TOTAL NET ASSETS--100%.................. $ 422,236,592
                                                           =============

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-247

METROPOLITAN SERIES FUND, INC.

 LOOMIS SAYLES SMALL CAP PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2004

     ASSETS
       Investments at value.....................             $425,333,046
       Cash.....................................                      882
       Collateral for securities loaned.........               95,007,096
       Receivable for:
        Securities sold.........................                  654,962
        Fund shares sold........................                  336,501
        Dividends and interest..................                  424,517
                                                             ------------
         Total Assets...........................              521,757,004
     LIABILITIES
       Payable for:
        Fund shares redeemed.................... $ 1,359,084
        Securities purchased....................   2,743,766
        Withholding taxes.......................       1,423
        Return of collateral for securities
         loaned.................................  95,007,096
       Accrued expenses:
        Management fees.........................     315,557
        Service and distribution fees...........       7,111
        Deferred directors fees.................      25,967
        Other expenses..........................      60,408
                                                 -----------
         Total Liabilities......................               99,520,412
                                                             ------------
     NET ASSETS.................................             $422,236,592
                                                             ============
       Net assets consist of:
        Capital paid in.........................             $327,249,652
        Undistributed net investment income
         (loss).................................                  (20,771)
        Accumulated net realized gains
         (losses)...............................                4,228,165
        Unrealized appreciation (depreciation)
         on investments.........................               90,779,546
                                                             ------------
     NET ASSETS.................................             $422,236,592
                                                             ============
     Computation of offering price:
     CLASS A
     Net asset value and redemption price per
      share ($368,665,567 divided by
      1,671,182 shares outstanding).............             $     220.60
                                                             ============
     CLASS B
     Net asset value and redemption price per
      share ($6,440,444 divided by
      29,382 shares outstanding)................             $     219.20
                                                             ============
     CLASS E
     Net asset value and redemption price per
      share ($47,130,581 divided by
      214,652 shares outstanding)...............             $     219.57
                                                             ============
     Identified cost of investments.............             $334,553,500
                                                             ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2004

     INVESTMENT INCOME
       Dividends...............................             $ 2,899,855(a)
       Interest................................                 269,876(b)
                                                            -----------
                                                              3,169,731
     EXPENSES
       Management fees......................... $3,480,201
       Service and distribution fees--Class B..      4,126
       Service and distribution fees--Class E..     60,249
       Directors' fees and expenses............     26,805
       Custodian...............................    132,549
       Audit and tax services..................     21,371
       Legal...................................      9,720
       Printing................................    111,350
       Insurance...............................      7,932
       Miscellaneous...........................      4,187
                                                ----------
       Total expenses before reductions........  3,858,490
       Expense reductions......................   (118,149)   3,740,341
                                                ----------  -----------
     NET INVESTMENT INCOME (LOSS)..............                (570,610)
                                                            -----------
     REALIZED AND UNREALIZED GAIN (LOSS)
     Realized gain (loss) on:
       Investments--net........................              47,031,397
     Unrealized appreciation (depreciation) on:
       Investments--net........................              13,734,212
                                                            -----------
     Net gain (loss)...........................              60,765,609
                                                            -----------
     NET INCREASE (DECREASE) IN NET ASSETS
      FROM OPERATIONS..........................             $60,194,999
                                                            ===========

(a)Net of foreign taxes of $3,968.
(b)Includes income on securities loaned of $ 114,565.

                See accompanying notes to financial statements.

                                    MSF-248

METROPOLITAN SERIES FUND, INC.

 LOOMIS SAYLES SMALL CAP PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                                      YEAR ENDED    YEAR ENDED
                                                                     DECEMBER 31,  DECEMBER 31,
                                                                         2004          2003
                                                                     ------------  ------------
FROM OPERATIONS
  Net investment income (loss)...................................... $   (570,610) $   (713,424)
  Net realized gain (loss)..........................................   47,031,397    32,748,108
  Unrealized appreciation (depreciation)............................   13,734,212    70,940,546
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................   60,194,999   102,975,230
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.  (18,222,379)  (14,431,376)
                                                                     ------------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................   41,972,620    88,543,854

NET ASSETS
  Beginning of the year.............................................  380,263,972   291,720,118
                                                                     ------------  ------------
  End of the year................................................... $422,236,592  $380,263,972
                                                                     ============  ============
UNDISTRIBUTED (LOSS) NET INVESTMENT INCOME
  End of the year................................................... $    (20,771) $    193,791
                                                                     ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                     YEAR ENDED              YEAR ENDED
                                                                  DECEMBER 31, 2004       DECEMBER 31, 2003
                                                               ----------------------  ----------------------
                                                                SHARES         $        SHARES         $
                                                               --------  ------------  --------  ------------
CLASS A
  Sales.......................................................  303,175  $ 59,613,634   382,403  $ 60,855,965
  Redemptions................................................. (470,060)  (92,542,660) (570,934)  (90,629,059)
                                                               --------  ------------  --------  ------------
  Net increase (decrease)..................................... (166,885) $(32,929,026) (188,531) $(29,773,094)
                                                               ========  ============  ========  ============
CLASS B
  Sales.......................................................   30,672  $  6,054,599       530  $     92,230
  Redemptions.................................................   (1,812)     (356,158)      (16)       (2,570)
                                                               --------  ------------  --------  ------------
  Net increase (decrease).....................................   28,860     5,698,441       514        89,660
                                                               ========  ============  ========  ============
CLASS E
  Sales.......................................................   78,100  $ 15,255,194   108,092  $ 17,652,310
  Redemptions.................................................  (31,534)   (6,246,988)  (13,877)   (2,400,252)
                                                               --------  ------------  --------  ------------
  Net increase (decrease).....................................   46,566  $  9,008,206    94,215  $ 15,252,058
                                                               ========  ============  ========  ============
  Increase (decrease) derived from capital share transactions.  (91,459) $(18,222,379)  (93,802) $(14,431,376)
                                                               ========  ============  ========  ============

                See accompanying notes to financial statements.

                                    MSF-249

METROPOLITAN SERIES FUND, INC.

 LOOMIS SAYLES SMALL CAP PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                                                            CLASS A
                                                                       ------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                                       ------------------------------------------------
                                                                         2004      2003      2002      2001      2000
                                                                       --------  --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $ 189.55  $ 138.89  $ 177.25  $ 210.41  $ 201.73
                                                                       --------  --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income (loss).........................................    (0.27)    (0.34)     0.14      0.34      0.42
 Net realized and unrealized gain (loss) on investments...............    31.32     51.00    (38.32)   (19.28)    10.13
                                                                       --------  --------  --------  --------  --------
 Total from investment operations.....................................    31.05     50.66    (38.18)   (18.94)    10.55
                                                                       --------  --------  --------  --------  --------
LESS DISTRIBUTIONS
 Distributions from net investment income.............................     0.00      0.00     (0.18)    (0.53)    (0.01)
 Distributions from net realized capital gains........................     0.00      0.00      0.00    (12.67)    (1.86)
 Distributions in excess of net realized capital gains................     0.00      0.00      0.00     (1.02)     0.00
                                                                       --------  --------  --------  --------  --------
 Total Distributions..................................................     0.00      0.00     (0.18)   (14.22)    (1.87)
                                                                       --------  --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD........................................ $ 220.60  $ 189.55  $ 138.89  $ 177.25  $ 210.41
                                                                       ========  ========  ========  ========  ========
TOTAL RETURN (%)......................................................     16.4      36.5     (21.6)     (8.8)      5.2
Ratio of operating expenses to average net assets before expense
 reductions (%).......................................................     0.98      0.99      0.97      1.00      0.96
Ratio of operating expenses to average net assets after expense
 reductions (%) (d)...................................................     0.95        --      0.97      1.00      0.95
Ratio of net investment income (loss) to average net assets (%).......    (0.13)    (0.21)     0.14      0.18      0.22
Portfolio turnover rate (%)...........................................      135       118        99       111       148
Net assets, end of period (000)....................................... $368,666  $348,406  $281,477  $406,525  $486,439
The ratios of operating expenses to average net assets without giving
 effect to the contractual expense agreement would have been (%)......       --        --        --      1.00      0.95

                                                                              CLASS B                                CLASS E
                                                                 ------------------------------     --------------------------
                                                                    YEAR ENDED     JULY 29, 2002(A)
                                                                   DECEMBER 31,        THROUGH       YEAR ENDED DECEMBER 31,
                                                                 ----------------    DECEMBER 31,   -------------------------
                                                                   2004     2003         2002         2004     2003     2002
                                                                 -------  -------  ---------------- -------  -------  -------
NET ASSET VALUE, BEGINNING OF PERIOD............................ $188.59  $138.20      $144.89      $188.95  $138.65  $177.03
                                                                 -------  -------      -------      -------  -------  -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)..................................    0.08    (0.24)        0.00        (0.45)   (0.37)    0.03
  Net realized and unrealized gain (loss) on investments........   30.53    50.63        (6.69)       31.07    50.67   (38.32)
                                                                 -------  -------      -------      -------  -------  -------
  Total from investment operations..............................   30.61    50.39        (6.69)       30.62    50.30   (38.29)
                                                                 -------  -------      -------      -------  -------  -------
LESS DISTRIBUTIONS
  Distributions from net investment income......................    0.00     0.00         0.00         0.00     0.00    (0.09)
                                                                 -------  -------      -------      -------  -------  -------
  Total Distributions...........................................    0.00     0.00         0.00         0.00     0.00    (0.09)
                                                                 -------  -------      -------      -------  -------  -------
NET ASSET VALUE, END OF PERIOD.................................. $219.20  $188.59      $138.20      $219.57  $188.95  $138.65
                                                                 =======  =======      =======      =======  =======  =======
TOTAL RETURN (%)................................................    16.2     36.5         (4.6)(b)     16.2     36.3    (21.6)
Ratio of operating expenses to average net assets before expense
 reductions (%).................................................    1.23     1.24         1.22 (c)     1.13     1.14     1.12
Ratio of operating expenses to average net assets after expense
 reductions (%) (d).............................................    1.20       --         1.22 (c)     1.10       --     1.12
Ratio of net investment income (loss) to average net assets (%).   (0.07)   (0.46)        0.00 (c)    (0.26)   (0.37)   (0.01)
Portfolio turnover rate (%).....................................     135      118           99          135      118       99
Net assets, end of period (000)................................. $ 6,440  $    98      $     1      $47,131  $31,759  $10,242
The ratios of operating expenses to average net assets without giving effect to the contractual expense agreement would have
 been (%).......................................................      --       --           --           --       --       --

                                                                 -----------
                                                                 MAY 1, 2001(A)
                                                                    THROUGH
                                                                  DECEMBER 31,
                                                                      2001
                                                                 --------------
NET ASSET VALUE, BEGINNING OF PERIOD............................    $179.40
                                                                    -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)..................................       0.07
  Net realized and unrealized gain (loss) on investments........      (2.44)
                                                                    -------
  Total from investment operations..............................      (2.37)
                                                                    -------
LESS DISTRIBUTIONS
  Distributions from net investment income......................       0.00
                                                                    -------
  Total Distributions...........................................       0.00
                                                                    -------
NET ASSET VALUE, END OF PERIOD..................................    $177.03
                                                                    =======
TOTAL RETURN (%)................................................       (1.3)(b)
Ratio of operating expenses to average net assets before expense
 reductions (%).................................................       1.15 (c)
Ratio of operating expenses to average net assets after expense
 reductions (%) (d).............................................       1.15 (c)
Ratio of net investment income (loss) to average net assets (%).       0.03 (c)
Portfolio turnover rate (%).....................................        111
Net assets, end of period (000).................................    $ 2,142
The ratios of operating expenses to average net assets without giving effect to the contractual expense agreement would have
 been (%).......................................................       1.15 (c)

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.
(d)The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                See accompanying notes to financial statements.

                                    MSF-250

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

COMMON STOCKS--96.1% OF TOTAL NET ASSETS

                                                               VALUE
       SHARES                                                 (NOTE 1)
       ------------------------------------------------------------------

               AEROSPACE & DEFENSE--1.3%
        10,578 AAR Corp. (b)............................... $     144,072
         2,949 Applied Signal Technology, Inc..............       103,952
         9,138 Armor Holdings, Inc. (b)....................       429,669
         7,749 Aviall, Inc. (b)............................       177,995
        12,255 BE Aerospace, Inc. (b)......................       142,648
         5,113 Cubic Corp. (b) (c).........................       128,694
         6,700 Curtiss Wright Corp. (c)....................       384,647
         7,386 DRS Technologies, Inc. (b) (c)..............       315,456
         2,455 Ducommun, Inc...............................        51,187
         5,132 EDO Corp....................................       162,941
         7,100 Engineered Support Systems, Inc. (c)........       420,462
         6,191 Esterline Technologies Corp. (b)............       202,136
        11,376 GenCorp, Inc. (c)...........................       211,252
         4,785 HEICO Corp. (c).............................       108,093
           371 HEICO Corp. (Class A) (c)...................         6,415
         4,812 Herley Industries, Inc. (b) (c).............        97,876
         2,192 Innovative Solutions & Support (b) (c)......        73,125
         7,959 Kaman Corp..................................       100,681
         7,510 Mercury Computer Systems, Inc. (b)..........       222,897
         7,838 Moog, Inc. (b)..............................       355,453
         1,980 MTC Technologies, Inc. (b) (c)..............        66,469
        17,639 Orbital Sciences Corp. (b) (c)..............       208,670
         1,639 Sequa Corp. (Class A) (b)...................       100,225
        11,430 Teledyne Technologies, Inc. (b).............       336,385
         5,638 Triumph Group, Inc. (b).....................       222,701
         2,920 United Industrial Corp......................       113,121
                                                            -------------
                                                                4,887,222
                                                            -------------

               AIR FREIGHT & LOGISTICS--0.3%
        11,551 EGL, Inc. (b)...............................       345,259
         6,933 Forward Air Corp. (b).......................       309,905
         1,990 Hub Group, Inc. (Class A) (b)...............       103,918
         9,019 Overnite Corp...............................       335,868
                                                            -------------
                                                                1,094,950
                                                            -------------

               AIRLINES--0.6%
        26,966 AirTran Holdings, Inc. (b)..................       288,536
         9,461 Alaska Air Group, Inc. (b) (c)..............       316,849
        12,931 America West Holding Corp. (Class B) (b) (c)        85,086
        23,355 Continental Airlines, Inc. (Class B) (b) (c)       316,227
        34,624 Delta Air Lines, Inc. (b) (c)...............       258,988
        12,264 ExpressJet Holdings, Inc. (b) (c)...........       157,960
        13,669 FLYi, Inc. (b) (c)..........................        24,194
        12,420 Frontier Airlines, Inc. (b) (c).............       141,712
         8,385 Mesa Air Group, Inc. (b) (c)................        66,577
        24,109 Northwest Airlines Corp. (c)................       263,511
         6,527 Pinnacle Airline Corp. (b) (c)..............        90,986
        17,608 SkyWest, Inc. (c)...........................       353,217
                                                            -------------
                                                                2,363,843
                                                            -------------

               AUTO COMPONENTS--1.0%
        22,158 ArvinMeritor, Inc. (c)......................       495,674
         3,417 Bandag, Inc. (c)............................       170,201
        13,377 Collins & Aikman Corp. (c)..................        58,324

                                                              VALUE
       SHARES                                                (NOTE 1)
       -----------------------------------------------------------------

               AUTO COMPONENTS--(CONTINUED)
        21,039 Cooper Tire & Rubber Co. (c)............... $     453,390
         7,574 Exide Technologies, Inc. (b)...............       104,370
        12,266 Hayes Lemmerz International, Inc. (b)......       108,309
         4,984 Keystone Automotive Industries, Inc. (b)...       115,878
         4,876 LKQ Corp. (b)..............................        97,861
         4,743 Midas, Inc.................................        94,860
         8,253 Modine Manufacturing Co. (c)...............       278,704
         4,312 Standard Motor Products, Inc...............        68,130
         4,567 Stoneridge, Inc. (b).......................        69,099
           979 Strattec Security Corp.....................        61,305
         7,938 Superior Industries International, Inc. (c)       230,599
        14,015 Tenneco Automotive, Inc....................       241,618
        48,579 The Goodyear Tire & Rubber Co. (b) (c).....       712,168
        41,307 Visteon Corp. (c)..........................       403,569
                                                           -------------
                                                               3,764,059
                                                           -------------

               AUTOMOBILES--0.3%
         4,974 Coachmen Industries, Inc. (c)..............        86,349
         9,051 Monaco Coach Corp. (b).....................       186,179
        11,164 Thor Industries, Inc. (c)..................       413,626
         8,182 Winnebago Industries, Inc. (c).............       319,589
                                                           -------------
                                                               1,005,743
                                                           -------------

               BEVERAGES--0.1%
         2,640 Boston Beer, Inc. (b) (c)..................        56,153
         3,727 Central European Distribution Corp. (c)....       110,096
         1,254 Coca-Cola Bottling Co. (c).................        71,553
                                                           -------------
                                                                 237,802
                                                           -------------

               BIOTECHNOLOGY--2.6%
        26,137 Abgenix, Inc. (b) (c)......................       270,257
         9,511 Accelrys, Inc..............................        74,186
         8,652 Albany Molecular Research, Inc. (b)........        96,383
         8,842 Alexion Pharmaceuticals, Inc. (b) (c)......       222,818
        25,586 Applera Corp.--Celera Genomics.............       351,808
        17,243 Axonyx, Inc. (b) (c).......................       106,907
         5,585 Bio-Rad Laboratories, Inc. (b).............       320,411
         6,782 Bioenvision, Inc. (b)......................        60,767
        24,964 BioMarin Pharmaceutical, Inc. (b) (c)......       159,520
        14,634 Cell Genesys, Inc. (c).....................       118,535
        16,619 Cell Therapeutics, Inc. (b) (c)............       135,279
        13,763 Cepheid, Inc...............................       136,804
        15,079 Corixa Corp. (c)...........................        54,888
        13,847 Cubist Pharmaceuticals, Inc. (b) (c).......       163,810
        15,347 CuRagen Corp. (b) (c)......................       109,885
        11,321 CV Therapeutics, Inc. (b) (c)..............       260,383
         5,322 Cytogen Corp. (b) (c)......................        61,309
        16,241 Decode Genetics, Inc. (b) (c)..............       126,842
        18,686 Dendreon Corp. (b) (c).....................       201,435
         4,926 Digene Corp. (b) (c).......................       128,815
         6,478 Diversa Corp. (b) (c)......................        56,618
        18,216 Encysive Pharmaceuticals, Inc. (b).........       180,885
         7,736 Enzo Biochem, Inc. (b) (c).................       150,620
        15,476 Enzon Pharmaceuticals, Inc. (b) (c)........       212,331

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-251

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

COMMON STOCKS--(CONTINUED)


                                                            VALUE
         SHARES                                            (NOTE 1)
         -------------------------------------------------------------

                 BIOTECHNOLOGY--(CONTINUED)
          20,509 Exelixis, Inc. (b) (c)................. $     194,836
          21,804 Genta, Inc. (b) (c)....................        38,375
               1 Genzyme Corp. (b)......................             2
          15,720 Geron Corp. (b) (c)....................       125,288
          41,437 Human Genome Sciences, Inc. (b) (c)....       498,073
           9,979 Illumina, Inc. (b).....................        94,601
          12,894 Immunogen, Inc. (b)....................       113,983
          19,836 Incyte Corp. (b) (c)...................       198,162
          13,482 Indevus Pharmaceuticals, Inc. (c)......        80,353
          10,030 InterMune, Inc. (b) (c)................       132,998
          15,866 ISIS Pharmaceuticals, Inc. (b) (c).....        93,609
           7,295 Keryx Biopharmaceuticals, Inc. (b).....        84,403
           3,946 KOS Pharmaceuticals, Inc. (b)..........       148,527
          20,699 Lexicon Genetics, Inc. (b).............       160,521
           9,504 Lifecell Corp. (b).....................        97,131
           7,549 Luminex Corp. (b)......................        67,035
           7,779 Maxygen, Inc. (b) (c)..................        99,493
          26,231 Medarex, Inc. (c)......................       282,770
           9,328 Myriad Genetics, Inc. (b) (c)..........       209,973
          19,772 Nabi Biopharmaceuticals................       289,660
           5,793 Neose Technologies, Inc. (b)...........        38,929
           9,484 Nuvelo, Inc............................        93,417
          10,884 Onyx Pharmaceuticals, Inc. (b) (c).....       352,533
          13,839 Orasure Technologies, Inc. (b) (c).....        92,998
          43,874 Peregrine Pharmaceuticals, Inc. (b) (c)        51,333
           2,523 PRA International (b)..................        62,520
           3,703 Progenics Pharmaceuticals, Inc. (b)....        63,543
          12,117 Regeneron Pharmaceuticals, Inc. (b) (c)       111,598
          15,845 Sciclone Pharmaceuticals, Inc. (b) (c).        58,627
          13,423 Seattle Genetics, Inc..................        87,652
           7,495 Serologicals Corp. (b) (c).............       165,789
           7,862 Tanox, Inc. (b) (c)....................       119,502
          13,105 Techne Corp. (b).......................       509,784
          13,513 Telik, Inc. (b) (c)....................       258,639
           9,919 Third Wave Technologies, Inc. (c)......        85,303
           9,718 Transkaryotic Therapies, Inc. (b) (c)..       246,740
           5,748 United Therapeutics Corp. (b) (c)......       259,522
          27,286 Vertex Pharmaceuticals, Inc. (b) (c)...       288,413
          16,413 Vicuron Pharmaceuticals, Inc. (b)......       285,750
           6,479 Zymogenetics, Inc. (c).................       149,017
                                                         -------------
                                                            10,152,898
                                                         -------------

                 BUILDING PRODUCTS--1.0%
           2,625 Aaon, Inc..............................        42,184
           3,650 American Woodmark Corp.................       159,432
           7,709 Apogee Enterprises, Inc................       103,378
          12,729 Comfort Systems USA, Inc. (b)..........        97,759
           2,468 Drew Industries, Inc. (c)..............        89,267
           5,883 Eagle Materials, Inc. (c)..............       507,997
           5,860 ElkCorp................................       200,529
           8,946 Griffon Corp. (b) (c)..................       241,542
          23,923 Jacuzzi Brands, Inc. (b)...............       208,130
          15,589 Lennox International, Inc. (c).........       317,236
           6,214 NCI Building Systems, Inc. (b) (c).....       233,025
          11,740 Simpson Manufacturing, Inc.............       409,726

                                                            VALUE
         SHARES                                            (NOTE 1)
         -------------------------------------------------------------

                 BUILDING PRODUCTS--(CONTINUED)
           3,357 Trex Co., Inc. (b) (c)................. $     176,041
           5,221 Universal Forest Products, Inc.........       226,591
          10,126 USG Corp. (b) (c)......................       407,774
          12,877 York International Corp. (c)...........       444,772
                                                         -------------
                                                             3,865,383
                                                         -------------

                 CAPITAL MARKETS--0.7%
           7,766 Affiliated Managers Group, Inc. (b) (c)       526,069
           3,604 Archipelago Holdings, Inc. (b).........        75,612
           6,592 eSPEED, Inc. (b) (c)...................        81,543
          13,059 Investment Technology Group, Inc.......       261,180
          37,025 Knight Trading Group, Inc..............       405,424
          17,128 LaBranche & Co., Inc. (b) (c)..........       153,467
           9,714 MCG Capital Corp. (c)..................       166,401
          10,649 National Financial Partners Corp.......       413,181
           6,347 Piper Jaffray Co. (b)..................       304,339
           4,630 SWS Group, Inc. (c)....................       101,489
                                                         -------------
                                                             2,488,705
                                                         -------------

                 CHEMICALS--2.6%
          10,504 A. Schulman, Inc.......................       224,891
           4,549 Aceto Corp. (c)........................        86,613
          19,169 Airgas, Inc............................       508,170
           9,750 Albemarle Corp.........................       377,423
           1,689 American Vanguard Corp. (c)............        62,121
           7,821 Arch Chemicals, Inc....................       225,088
          11,412 Calgon Carbon Corp. (b) (c)............       103,621
           7,628 Cambrex Corp...........................       206,719
          36,169 Crompton Corp. (c).....................       426,794
          12,371 Cytec Industries, Inc..................       636,117
          12,616 Ferro Corp.............................       292,565
          11,367 FMC Corp. (b)..........................       549,026
           8,839 Georgia Gulf Corp......................       440,182
          16,181 Great Lakes Chemical Corp..............       460,997
           8,375 H.B. Fuller Co.........................       238,771
          35,083 Hercules, Inc. (b).....................       520,983
              14 Kronos Worldwide, Inc..................           553
           8,894 MacDermid, Inc.........................       321,073
           6,176 Minerals Technologies, Inc. (c)........       411,939
          35,794 Mosaic Co. (b) (c).....................       584,158
           4,951 NewMarket Corp. (b)....................        98,525
           2,654 NL Industries, Inc.....................        58,653
           3,588 Octel Corp. (b)........................        74,666
          22,605 Olin Corp. (c).........................       497,762
           8,796 OM Group, Inc. (b).....................       285,166
           9,810 Omnova Solutions, Inc. (b) (c).........        55,132
          28,510 PolyOne Corp. (c)......................       258,301
           3,229 Quaker Chemical Corp...................        80,208
          15,249 Sensient Technologies Corp. (c)........       365,824
           9,017 Spartech Corp. (c).....................       244,271
           8,862 Symyx Technologies, Inc. (b) (c).......       266,569
          13,078 Terra Industries, Inc. (b) (c).........       116,133
           8,455 UAP Holdings Corp. (b).................       146,018
          21,867 W.R. Grace & Co. (b) (c)...............       297,610

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-252

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

COMMON STOCKS--(CONTINUED)


                                                              VALUE
        SHARES                                               (NOTE 1)
        ----------------------------------------------------------------

               CHEMICALS--(CONTINUED)
        10,564 Wellman, Inc. (c).......................... $     112,929
         3,838 Westlake Chemical Corp.....................       128,189
                                                           -------------
                                                               9,763,760
                                                           -------------

               COMMERCIAL BANKS--7.6%
         3,372 1st Source Corp. (c).......................        86,020
         2,176 ABC Bancorp (c)............................        45,696
         4,234 Alabama National Bancorp...................       273,093
         7,205 Amcore Financial, Inc......................       231,857
         3,389 Americanwest Bancorp.......................        68,627
         3,416 Arrow Financial Corp. (c)..................       105,911
           715 Bancfirst Corp. (b) (c)....................        56,471
        24,546 BancorpSouth, Inc..........................       598,186
         2,891 Banctrust Financial Group, Inc.............        71,148
        25,229 Bank Mutual Corp. (c)......................       307,037
         5,282 Bank of Granite Corp. (b)..................       110,394
         3,236 Bank of the Ozarks, Inc. (c)...............       110,121
         3,581 Banner Corp. (c)...........................       111,691
         8,791 Boston Private Financial Holdings, Inc. (c)       247,642
         1,938 Camden National Corp. (c)..................        76,377
         2,901 Capital City Bank Group, Inc. (c)..........       121,262
         1,687 Capital Corp. of The West..................        79,291
         3,480 Capitol Bancorp, Ltd. (c)..................       122,566
         6,290 Cascade Bancorp............................       127,184
        13,748 Cathay Bancorp, Inc. (b)...................       515,550
         3,217 Center Financial Corp......................        64,404
         2,576 Central Coast Bancorp (b)..................        59,480
         8,215 Central Pacific Financial Corp.............       297,137
         7,044 Chemical Financial Corp....................       302,328
        14,881 Chittenden Corp............................       427,531
        13,797 Citizens Banking Corp. (b) (c).............       473,927
         2,666 City Bank (b) (c)..........................        96,376
         4,947 City Holdings Co. (b) (c)..................       179,279
         4,270 Cobiz, Inc. (c)............................        86,681
         1,620 Columbia Bancorp...........................        55,388
         4,649 Columbia Banking Systems, Inc. (b) (c).....       116,179
         8,824 Community Bank Systems, Inc................       249,278
         4,002 Community Bank, Inc. (c)...................       112,696
         3,256 Community Trust Bancorp, Inc...............       105,364
         5,466 Corus Bankshares, Inc. (b) (c).............       262,423
        10,841 CVB Financial Corp. (c)....................       287,937
        16,082 East West Bancorp, Inc.....................       674,801
        14,804 F.N.B. Corp. (b) (c).......................       301,409
         2,613 F.N.B. Corp. (Virginia)....................        74,105
         2,164 Farmers Capital Bank Corp..................        89,157
         2,776 Financial Institutions, Inc. (c)...........        64,542
         4,498 First Bancorp..............................       122,211
        10,948 First Bancorp. (Puerto Rico) (c)...........       695,307
         4,770 First Busey Corp. (c)......................        99,550
         8,702 First Charter Corp.........................       227,731
         1,771 First Citizens BancShares, Inc.............       262,551
        21,349 First Commonwealth Financial Corp. (c).....       328,561
         3,632 First Community Bancorp, Inc...............       155,086
         3,168 First Community Bancshares, Inc. (c).......       114,301
        11,494 First Financial Bancorp....................       201,145

                                                            VALUE
          SHARES                                           (NOTE 1)
          ------------------------------------------------------------

                  COMMERCIAL BANKS--(CONTINUED)
            3,871 First Financial Bankshares, Inc. (c).. $     173,460
            4,482 First Financial Corp..................       157,004
            4,175 First Financial Holdings, Inc.........       136,690
            4,689 First Indiana Corp....................       105,549
            5,398 First Merchants Corp..................       152,763
           14,807 First Midwest Bancorp, Inc. (c).......       537,346
           18,455 First National Bankshares, Inc........       441,074
            2,847 First Oak Brook Bancshares, Inc.......        92,271
            4,202 First Republic Bank (b)...............       222,706
            2,468 First State Bancorp...................        90,724
            5,439 Frontier Financial Corp...............       210,000
            2,008 GB&T Bancshares, Inc..................        48,433
            2,859 German American Bancorp...............        46,030
            7,071 Glacier Bancorp, Inc..................       240,697
           12,586 Gold Banc Corp., Inc..................       184,007
            3,002 Great Southern Bancorp, Inc. (c)......       105,070
           16,355 Greater Bay Bancorp (c)...............       455,977
            9,534 Hancock Holding Co....................       319,008
            4,722 Hanmi Financial Corp. (b).............       169,709
            8,897 Harleysville National Corp............       236,660
            3,117 Heartland Financial USA, Inc..........        62,683
            2,399 IBERIABANK Corp. (c)..................       159,198
            5,126 Independent Bank Corp.................       152,909
            4,782 Independent Bank Corp. (Massachusetts)       161,393
            5,066 Integra Bank Corp. (c)................       117,075
            2,768 Interchange Financial Services Corp...        71,747
            6,221 Irwin Financial Corp. (c).............       176,614
            4,639 Lakeland Bancorp, Inc. (c)............        81,414
            2,403 Lakeland Financial Corp...............        95,399
            2,921 Macatawa Bank Corp....................        94,319
            4,406 Main Street Bank, Inc. (c)............       153,902
            3,554 Mainsource Financial Group, Inc. (c)..        84,875
            6,116 MB Financial, Inc.....................       257,789
            5,287 MBT Financial Corp....................       123,028
            2,229 Mercantile Bankcorp...................        88,046
            8,118 Mid-State Bancshares (c)..............       232,581
            3,558 Midwest Bank Holdings, Inc. (c).......        77,813
            5,666 Nara Bancorp, Inc. (c)................       120,516
           10,906 National Penn Bancshares, Inc. (b) (c)       302,089
            1,956 NBC Capital Corp. (c).................        51,971
            9,542 NBT Bancorp, Inc......................       245,420
           16,110 Net.Bank, Inc. (b)....................       167,705
           21,103 Old National Bancorp (c)..............       545,724
            4,900 Old Second Bancorp, Inc...............       156,212
            2,685 Omega Financial Corp. (c).............        92,042
            6,401 Oriental Financial Group, Inc. (c)....       181,209
           14,486 Pacific Capital Bancorp...............       492,379
            4,568 Park National Corp. (c)...............       618,896
            2,996 Peapack Gladstone Financial Corp. (c).        94,524
            3,164 Pennrock Financial Services Corp......       123,111
            3,541 Peoples Bancorp, Inc..................        97,130
            3,265 Peoples Holding Co....................       108,072
            4,856 PrivateBankcorp, Inc. (c).............       156,509
            4,492 Prosperity Bancshares, Inc. (c).......       131,211
           10,364 Provident Bankshares Corp.............       376,939

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-253

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

COMMON STOCKS--(CONTINUED)


                                                            VALUE
         SHARES                                            (NOTE 1)
         -------------------------------------------------------------

                 COMMERCIAL BANKS--(CONTINUED)
           8,239 R & G Financial Corp. (Class B)........ $     320,332
          22,160 Republic Bancorp, Inc..................       338,605
           3,568 Republic Bancorp, Inc. (Class A) (b)...        91,698
           5,182 Riggs National Corp....................       110,169
           7,607 S & T Bancorp, Inc. (c)................       286,708
           4,678 S. Y. Bancorp, Inc.....................       112,740
           4,335 Sandy Spring Bancorp, Inc..............       166,161
           3,327 SCBT Financial Corp....................       111,702
           4,108 Seacoast Banking Corp..................        91,403
           1,327 Security Bank Corp.....................        53,080
           2,072 Signature Bank (b).....................        67,050
          11,253 Silicon Valley Bancshares (b) (c)......       504,359
           4,677 Simmons First National Corp............       135,399
           5,040 Southern Community Financial Corp. (c).        52,164
           2,475 Southside Bancshares, Inc..............        56,554
          21,850 Southwest Bancorp of Texas, Inc........       508,886
           3,848 Southwest Bancorp, Inc. (Oklahoma).....        94,199
           2,286 State Bancorp, Inc. (c)................        62,865
           1,797 State Financial Services Corp..........        54,090
           5,144 Sterling Bancorp (c)...................       145,329
          14,150 Sterling Bancshares, Inc...............       201,921
           6,388 Sterling Financial Corp. (Pennsylvania)       183,144
           3,640 Suffolk Bancorp (c)....................       126,781
           3,231 Sun Bancorp, Inc. (New Jersey) (b).....        80,710
          14,701 Susquehanna Bancshares, Inc............       366,790
           6,970 Texas Capital Bancshares, Inc. (b).....       150,691
          12,513 Texas Regional Bancshares, Inc.........       408,925
           2,684 Tompkins Trustco, Inc..................       143,567
           4,816 TriCo Bancshares.......................       112,694
          22,047 TrustCo Bank Corp. (c).................       304,028
           4,841 UMB Financial Corp. (c)................       274,291
          14,146 Umpqua Holdings Corp. (c)..............       356,621
           3,102 Union Bankshares Corp..................       119,210
           9,757 United Community Bank, Inc.............       262,756
           2,473 Univest Corp. (c)......................       113,807
           7,422 Unizan Financial Corp..................       195,570
           3,438 USB Holding, Inc. (b) (c)..............        85,606
           2,278 Virginia Commerce Bancorp, Inc. (c)....        64,513
           2,581 Virginia Financial Group, Inc..........        94,619
           4,321 Washington Trust Bancorp, Inc..........       126,649
           5,124 Wesbanco, Inc..........................       163,814
           5,573 West Bancorp, Inc......................        98,141
           5,829 West Coast Bancorp.....................       148,115
          10,096 WestAmerica Bancorp....................       588,698
           1,846 Western Sierra Bancorp (c).............        70,803
           4,762 Wilshire Bancorp, Inc. (b) (c).........        78,763
           6,053 Wintrust Financial Corp. (c)...........       344,779
           2,780 Yardville National Bancorp.............        95,243
                                                         -------------
                                                            29,155,353
                                                         -------------

                 COMMERCIAL SERVICES & SUPPLIES--3.5%
          11,162 ABM Industries, Inc. (b) (c)...........       220,115
           2,998 Ace Cash Express, Inc. (b) (c).........        88,921
          11,582 ActivCard Corp.........................       103,080
           7,106 Administaff, Inc. (b)..................        89,607

                                                               VALUE
       SHARES                                                 (NOTE 1)
       ------------------------------------------------------------------

               COMMERCIAL SERVICES & SUPPLIES--(CONTINUED)
         3,132 AMERCO (b) (c).............................. $     144,009
         3,227 Angelica Corp...............................        87,290
         8,393 Banta Corp. (c).............................       375,671
        13,220 Bowne & Co., Inc............................       214,957
         5,760 Brady Corp. (b).............................       360,403
         4,650 Bright Horizons Family Solutions, Inc. (b)..       301,134
         6,512 Casella Waste Systems, Inc. (b).............        95,336
         4,462 CCC Information Services Group, Inc.........        99,101
         4,048 CDI Corp. (c)...............................        86,546
         6,047 Central Parking Corp. (c)...................        91,612
        20,992 Century Business Services, Inc. (b).........        91,525
         2,845 Charles River Associates, Inc. (c)..........       133,061
         5,201 Clark, Inc..................................        80,720
         7,163 Coinstar, Inc. (b) (c)......................       192,183
         3,708 Consolidated Graphics, Inc..................       170,197
         3,593 Cornell Cos., Inc...........................        54,542
        11,212 Corrections Corp. of America (b)............       453,525
         5,286 CoStar Group, Inc. (b)......................       244,107
        18,375 Darling International, Inc. (c).............        80,115
         7,848 DiamondCluster International, Inc...........       112,462
         3,410 Duratek, Inc................................        84,943
         5,507 Educate, Inc. (b)...........................        72,913
        14,088 eFunds Corp. (b)............................       338,253
         5,559 Electro Rent Corp. (b)......................        79,105
         5,451 Ennis Business Forms, Inc...................       104,932
        14,750 FTI Consulting, Inc. (b) (c)................       310,782
         5,202 G&K Services, Inc...........................       225,871
         7,661 Gevity HR, Inc. (c).........................       157,510
         6,403 Healthcare Services Group, Inc..............       133,439
         5,879 Heidrick & Struggles International, Inc. (b)       201,473
         2,562 Hudson Highland Group, Inc. (b).............        73,786
         5,500 Imagistics International, Inc...............       185,130
         9,915 InfoUSA, Inc. (b)...........................       110,949
         5,227 Ionics, Inc. (b) (c)........................       226,538
         3,410 iPayment Holdings, Inc. (b) (c).............       168,863
        12,008 Jackson Hewitt Tax Service, Inc.............       303,202
         9,491 John H. Harland Co. (c).....................       342,625
         6,631 Kelly Services, Inc. (Class A) (c)..........       200,124
         8,561 Kforce, Inc. (b)............................        95,027
        10,117 Korn/Ferry International, Inc. (b) (c)......       209,928
        12,441 Labor Ready, Inc. (b) (c)...................       210,502
         2,636 Landauer, Inc...............................       120,465
         3,372 Layne Christensen Co. (b) (c)...............        61,202
         4,356 LECG Corp. (b)..............................        81,239
         2,489 McGrath Rentcorp............................       108,545
         6,402 Mine Safety Appliances Co. (c)..............       324,581
         4,435 Mobile Mini, Inc. (b).......................       146,532
        13,789 Navigant Consulting, Inc. (b)...............       366,787
         7,784 NCO Group, Inc. (b).........................       201,216
         4,397 Portfolio Recovery Associates, Inc. (c).....       181,244
         3,127 PrePaid Legal Services, Inc. (b) (c)........       117,419
        12,961 PRG-Shultz International, Inc. (b) (c)......        65,194
         7,014 Rollins, Inc. (c)...........................       184,608
         7,212 School Specialty, Inc. (b) (c)..............       278,095
        15,295 Sotheby's Holdings, Inc. (Class A) (b) (c)..       277,757
         5,056 SOURCECORP, Inc. (b)........................        96,620

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-254

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

COMMON STOCKS--(CONTINUED)


                                                               VALUE
       SHARES                                                 (NOTE 1)
       ------------------------------------------------------------------

               COMMERCIAL SERVICES & SUPPLIES--(CONTINUED)
        17,412 Spherion Corp. (b) (c)...................... $     146,261
         4,666 Strayer Education, Inc......................       512,280
        12,520 Teletech Holdings, Inc. (b) (c).............       121,319
        17,868 Tetra Technologies, Inc. (b)................       299,110
         3,388 The Geo Group, Inc..........................        90,053
         3,051 TRC Cos., Inc. (b)..........................        51,867
        10,880 United Stationers, Inc. (b).................       502,656
         4,571 Universal Technical Institute, Inc. (b) (c).       174,247
         2,518 Vertrue, Inc. (b) (c).......................        95,105
         3,672 Volt Information Sciences, Inc. (b).........       107,920
        15,155 Waste Connections, Inc. (b).................       519,059
         9,962 Watson Wyatt & Co. Holdings (b).............       268,476
                                                            -------------
                                                               13,305,971
                                                            -------------

               COMMUNICATIONS EQUIPMENT--1.5%
        10,034 Airspan Networks, Inc. (b) (c)..............        54,485
         8,998 Anaren, Inc. (b)............................       116,614
        28,170 Arris Group, Inc. (b) (c)...................       198,317
         5,944 Audiovox Corp. (b) (c)......................        93,796
        28,314 Avanex Corp. (c)............................        93,719
         3,876 Bel Fuse, Inc. (Class B) (b) (c)............       130,970
        14,418 Belden CDT, Inc. (c)........................       334,497
         5,584 Black Box Corp. (c).........................       268,144
        13,999 C-COR.net Corp. (b).........................       130,191
        18,589 CommScope, Inc. (b) (c).....................       351,332
         4,962 Comtech Telecommunications Corp. (b) (c)....       186,621
         7,205 Digi International, Inc. (b)................       123,854
         9,747 Ditech Communications Corp..................       145,718
         9,320 Echelon Corp. (c)...........................        78,661
        72,093 Enterasys Networks, Inc.....................       129,767
        34,949 Extreme Networks, Inc. (b)..................       228,916
        56,999 Finisar Corp. (c)...........................       129,958
        24,790 Harmonic, Inc. (b) (c)......................       206,749
         2,314 Inphonic, Inc. (b)..........................        63,589
         7,313 Inter-Tel, Inc. (c).........................       200,230
         8,194 Ixia (b)....................................       137,741
        37,106 MRV Communications, Inc. (b) (c)............       136,179
         7,207 NETGEAR, Inc. (b) (c).......................       131,095
         7,562 Network Equipment Technologies, Inc. (b) (c)        74,259
        15,360 NMS Communications Corp. (b) (c)............        96,922
         6,025 Novatel Wireless, Inc. (b) (c)..............       116,764
        37,586 Oplink Communications, Inc. (b) (c).........        74,044
         7,945 PC-TEL, Inc. (b)............................        63,004
        33,023 Powerwave Technologies, Inc. (b) (c)........       280,035
        14,460 Redback Networks, Inc. (b) (c)..............        77,506
        20,701 REMEC, Inc. (b) (c).........................       149,254
         5,708 Spectralink Corp. (b).......................        80,939
        27,509 Stratex Networks, Inc (c)...................        62,170
        56,314 Sycamore Networks, Inc......................       228,635
        12,518 Symmetricom, Inc. (b).......................       121,550
        18,063 Tekelec, Inc. (c)...........................       369,208
         8,138 ViaSat, Inc. (b)............................       197,509
        14,599 Westell Technologies, Inc. (b)..............        99,273
        13,946 Zhone Technologies, Inc.....................        36,120
                                                            -------------
                                                                5,798,335
                                                            -------------

                                                               VALUE
       SHARES                                                 (NOTE 1)
       ------------------------------------------------------------------

               COMPUTERS & PERIPHERALS--1.5%
        38,048 Adaptec, Inc. (b) (c)....................... $     288,784
        21,975 Advanced Digital Information Corp. (b)......       220,189
         5,226 Applied Films Corp..........................       112,673
        82,648 Brocade Communications Systems, Inc.........       631,431
             1 Concurrent Computer Corp. (b)...............             3
         6,789 Covansys Corp. (b)..........................       103,872
        22,645 Cray, Inc. (c)..............................       105,526
        13,944 Dot Hill Systems Corp. (b) (c)..............       109,321
        17,080 Electronics for Imaging, Inc. (b) (c).......       297,363
        71,346 Gateway, Inc. (b) (c).......................       428,789
         8,041 Hutchinson Technology, Inc. (b) (c).........       277,977
        16,588 Hypercom Corp. (b) (c)......................        98,201
        11,298 Imation Corp................................       359,615
        13,242 InFocus Corp. (b)...........................       121,297
        12,772 Intergraph Corp. (b)........................       343,950
        16,468 Iomega Corp. (c)............................        91,233
         9,542 Komag, Inc..................................       179,199
        21,410 Lexar Media, Inc. (b) (c)...................       167,854
        37,911 McDATA Corp. (Class A) (b) (c)..............       225,950
         8,312 Mobility Electronics, Inc. (b)..............        71,317
         3,364 Overland Storage, Inc. (b)..................        56,145
        13,152 PalmOne, Inc. (c)...........................       414,946
        13,297 Paradyne Corp. (b)..........................        47,736
        21,550 Pinnacle Systems, Inc. (b)..................       131,455
         8,252 Presstek, Inc. (b) (c)......................        79,879
        58,375 Quantum Corp. (b) (c).......................       152,943
         5,214 SBS Technologies, Inc. (b)..................        72,787
        84,739 Silicon Graphics, Inc. (b) (c)..............       146,598
         3,679 Stratasys, Inc. (c).........................       123,467
         7,184 Synaptics, Inc..............................       219,687
         2,858 Transact Technologies, Inc. (b) (c).........        61,047
        58,718 Xybernaut Corp. (b) (c).....................        72,223
                                                            -------------
                                                                5,813,457
                                                            -------------

               CONSTRUCTION & ENGINEERING--0.7%
        15,186 Dycom Industries, Inc. (b) (c)..............       463,477
         4,831 EMCOR Group, Inc. (b).......................       218,265
        11,649 Granite Construction, Inc...................       309,863
         7,451 Insituform Technologies, Inc. (b) (c).......       168,914
        10,578 Integrated Electrical Services, Inc. (b) (c)        51,197
        23,102 Quanta Services, Inc. (b) (c)...............       184,816
        21,629 Shaw Group, Inc. (b) (c)....................       386,078
        10,056 URS Corp. (b)...............................       322,798
         9,687 Walter Industries, Inc. (c).................       326,742
         7,523 Washington Group International, Inc. (b) (c)       310,324
                                                            -------------
                                                                2,742,474
                                                            -------------

               CONSTRUCTION MATERIALS--0.2%
         2,386 Ameron International Corp...................        90,429
        10,970 Headwaters, Inc. (b) (c)....................       312,645
         6,326 Texas Industries, Inc.......................       394,616
                                                            -------------
                                                                  797,690
                                                            -------------

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-255

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

COMMON STOCKS--(CONTINUED)


                                                              VALUE
       SHARES                                                (NOTE 1)
       -----------------------------------------------------------------

              CONSUMER FINANCE--0.3%
        7,251 Advanta Corp. (c)........................... $     175,982
        9,980 Cash America International, Inc. (c)........       296,705
        2,405 Credit Acceptance Corp. (b) (c).............        61,207
        4,106 Encore Capital Group, Inc. (b) (c)..........        97,641
        8,463 Metris Cos., Inc............................       107,903
        2,546 Nelnet, Inc. (Class A) (b)..................        68,564
        5,173 World Acceptance Corp. (b)..................       142,309
                                                           -------------
                                                                 950,311
                                                           -------------

              CONTAINERS & PACKAGING--0.6%
        7,948 Caraustar Industries, Inc. (b)..............       133,685
        6,265 Chesapeake Corp.............................       170,158
       52,569 Crown Holdings, Inc. (144A) (b).............       722,298
       21,515 Graphic Packaging Corp. (b).................       154,908
        4,285 Greif Brothers Corp.........................       239,960
       15,088 Longview Fibre Co. (c)......................       273,696
        8,698 Myers Industries, Inc.......................       111,334
        8,078 Rock Tennessee Co. (c)......................       122,463
        3,588 Silgan Holdings, Inc. (b)...................       218,725
                                                           -------------
                                                               2,147,227
                                                           -------------

              DISTRIBUTORS--0.2%
        5,015 Advanced Marketing Services, Inc. (c).......        50,451
        4,205 Beacon Roofing Supply, Inc. (b).............        83,511
        7,777 Handleman Co. (b) (c).......................       167,050
        6,970 Navarre Corp. (b) (c).......................       122,672
        5,858 WESCO International, Inc. (b)...............       173,631
                                                           -------------
                                                                 597,315
                                                           -------------

              DIVERSIFIED FINANCIAL SERVICES--0.6%
       19,866 Apollo Investment Corp. (b).................       299,976
        3,409 Ares Capital Corp...........................        66,237
        3,146 Asta Funding, Inc. (c)......................        84,439
        2,071 BKF Capital Group, Inc. (b).................        78,491
        6,160 Calamos Asset Management, Inc...............       166,320
          913 Capital Southwest Corp......................        71,689
        4,838 CompuCredit Corp. (b).......................       132,271
        7,283 Euronet Worldwide, Inc......................       189,504
        5,194 Financial Federal Corp. (c).................       203,605
        3,911 First Cash Financial Services (b)...........       104,463
       14,838 GATX Corp. (c)..............................       438,611
        5,241 Harris & Harris Group, Inc. (b) (c).........        85,847
        4,843 MortgageIT Holdings, Inc. (c)...............        86,932
       11,942 United Bankshares, Inc. (b) (c).............       455,587
                                                           -------------
                                                               2,463,972
                                                           -------------

              DIVERSIFIED TELECOMMUNICATION SERVICES--0.8%
        6,443 Brightpoint, Inc. (b) (c)...................       125,896
       12,922 Broadwing Corp (b) (c)......................       117,719
       77,730 Cincinnati Bell, Inc. (b)...................       322,580
        6,664 Commonwealth Telephone Enterprises, Inc. (b)       330,934
        5,790 CT Communications, Inc......................        71,217
        4,291 D & E Communications, Inc. (c)..............        51,707
       14,465 General Communication, Inc. (b).............       159,694

                                                              VALUE
        SHARES                                               (NOTE 1)
        ----------------------------------------------------------------

                DIVERSIFIED TELECOMMUNICATION SERVICES--(CONTINUED)
          4,979 Golden Telecom, Inc. (b) (c).............. $     131,545
         11,826 Interactive Data Corp. (b) (c)............       257,097
         17,752 Interdigital Commerce Corp. (b)...........       392,319
          5,162 Intrado, Inc. (b) (c).....................        62,460
          5,884 Iowa Telecommunications Services, Inc.....       126,918
          5,925 North Pittsburgh Systems, Inc.............       146,525
         20,027 PTEK Holdings, Inc. (b) (c)...............       214,489
          1,874 Shenandoah Telecommunications Co..........        56,126
          4,228 SureWest Communications...................       119,864
         99,979 Terremark Worldwide, Inc. (b).............        63,987
         16,230 Time Warner Telecom, Inc. (b).............        70,763
         22,591 UbiquiTel, Inc. (b).......................       160,848
                                                           -------------
                                                               2,982,688
                                                           -------------

                ELECTRIC UTILITIES--1.1%
          9,875 Black Hills Corp..........................       302,965
          3,898 Central Vermont Public Service............        90,668
          5,113 CH Energy Group, Inc. (c).................       245,680
         15,704 Cleco Corp................................       318,163
         24,131 Duquesne Light Holdings, Inc. (c).........       454,869
         14,534 El Paso Electric Co. (b)..................       275,274
          7,585 Empire District Electric Co...............       172,028
         11,721 IDACORP, Inc..............................       358,311
          6,282 MGE Energy, Inc...........................       226,340
          4,928 NGP Capital Resources Co. (b) (c).........        75,743
          9,134 Otter Tail Corp...........................       233,191
         18,475 PNM Resources, Inc........................       467,233
         34,926 Sierra Pacific Resources (b) (c)..........       366,723
          4,061 UIL Holdings Corp.........................       208,329
         10,118 Unisource Energy Corp. (c)................       243,945
                                                           -------------
                                                               4,039,462
                                                           -------------

                ELECTRICAL EQUIPMENT--1.3%
          5,573 A.O. Smith Corp. (c)......................       166,856
         12,794 Acuity Brands, Inc........................       406,849
          7,994 American Superconductor Corp. (b) (c).....       119,031
         11,132 Artesyn Technologies, Inc. (b) (c)........       125,792
         10,395 Baldor Electric Co. (b) (c)...............       286,174
          7,062 C&D Technologies, Inc.....................       120,336
          5,501 Encore Wire Corp. (b).....................        73,328
          5,689 Energy Conversion Devices, Inc. (b) (c)...       109,911
          4,217 EnerSys (b)...............................        64,309
          5,182 Franklin Electric, Inc....................       218,991
         14,608 FuelCell Energy, Inc. (b) (c).............       144,619
         13,691 General Cable Corp. (b) (c)...............       189,620
          4,276 Genlyte Group, Inc. (b)...................       366,368
          8,744 Global Power Equipment Group, Inc.........        86,041
         29,803 GrafTech International, Ltd. (b) (c)......       281,936
          3,637 II-VI, Inc. (b)...........................       154,536
          7,963 Magnetek, Inc. (b)........................        54,945
          2,600 Metrologic Instruments, Inc. (c)..........        55,250
          3,227 Penn Engineering & Manufacturing Corp. (c)        58,409
         15,604 Plug Power, Inc. (c)......................        95,340
         17,724 Power-One, Inc. (b).......................       158,098
          7,331 Regal Beloit Corp. (c)....................       209,667

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-256

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

COMMON STOCKS--(CONTINUED)


                                                              VALUE
       SHARES                                                (NOTE 1)
       -----------------------------------------------------------------

               ELECTRICAL EQUIPMENT--(CONTINUED)
        18,698 Thomas & Betts Corp. (b)................... $     574,964
        14,983 Trustmark Corp.............................       465,522
        19,123 Valence Technology, Inc. (b) (c)...........        59,473
         6,862 Vicor Corp. (b) (c)........................        89,961
         3,482 Woodward Governor Co.......................       249,346
                                                           -------------
                                                               4,985,672
                                                           -------------

               ELECTRONIC EQUIPMENT & INSTRUMENTS--2.3%
        20,349 Aeroflex, Inc. (b).........................       246,630
         9,974 Agilysys, Inc. (c).........................       170,954
         9,303 Anixter International, Inc. (b) (c)........       334,815
         3,924 BEI Technologies, Inc. (c).................       121,173
        12,651 Benchmark Electronics, Inc. (b)............       431,399
        12,256 Checkpoint Systems, Inc. (b)...............       221,221
        12,714 Cognex Corp................................       354,721
        10,406 Coherent, Inc. (b).........................       316,759
        11,406 CTS Corp. (c)..............................       151,586
         4,716 Daktronics, Inc. (b) (c)...................       117,381
         5,914 Dionex Corp. (b) (c).......................       335,146
         8,486 Electro Scientific Industries, Inc. (b) (c)       167,683
         3,926 Excel Technology, Inc. (b) (c).............       102,076
         7,056 Global Imaging Systems, Inc. (b)...........       278,712
        28,078 Identix, Inc. (b) (c)......................       207,216
         6,972 Itron, Inc. (b) (c)........................       166,700
         3,823 Keithley Instruments, Inc..................        75,313
        30,579 Kemet Corp. (b) (c)........................       273,682
         7,349 Littelfuse, Inc. (b).......................       251,042
         6,410 LSI Industries, Inc........................        73,394
         3,555 Measurement Specialties, Inc. (b) (c)......        90,510
         6,102 Merix Corp. (b) (c)........................        70,295
        11,004 Methode Electronics, Inc...................       141,401
         6,035 MTS Systems Corp...........................       204,043
        13,731 Newport Corp. (b)..........................       193,607
         4,305 OSI Systems, Inc. (c)......................        97,767
         5,693 Park Electrochemical Corp..................       123,424
        10,962 Paxar Corp. (b)............................       243,028
         6,134 Photon Dynamics, Inc. (b) (c)..............       148,934
         4,648 Planar Systems, Inc. (b)...................        52,197
        14,166 Plexus Corp. (b)...........................       184,300
         5,906 RadiSys Corp. (b)..........................       115,462
         5,108 Rofin Sinar Technologies, Inc..............       216,835
         5,669 Rogers Corp. (b)...........................       244,334
         4,045 ScanSource, Inc. (b) (c)...................       251,437
        15,474 Taser International, Inc. (b) (c)..........       488,824
        14,270 Technitrol, Inc............................       259,714
             1 Tektronix, Inc.............................            20
        15,030 ThermoGenesis Corp. (b) (c)................        95,290
        16,848 Trimble Navigation, Ltd. (b) (c)...........       556,658
        13,244 TTM Technologies, Inc. (b).................       156,279
         5,688 Universal Display Corp. (b)................        51,192
         8,538 Veeco Instruments, Inc. (b)................       179,896
         7,751 Viisage Technology, Inc. (b) (c)...........        69,836
         2,953 Woodhead Industries, Inc...................        47,337
         6,734 X-Rite, Inc................................       107,811
         5,634 Zygo Corp. (b).............................        66,425
                                                           -------------
                                                               8,854,459
                                                           -------------

                                                              VALUE
       SHARES                                                (NOTE 1)
       -----------------------------------------------------------------

               ENERGY EQUIPMENT & SERVICES--1.9%
         3,480 Atwood Oceanics, Inc. (b).................. $     181,308
        11,968 Cal Dive International, Inc. (b) (c).......       487,696
         3,934 Carbo Ceramics, Inc. (b)...................       271,446
        23,312 Global Industries, Inc. (b) (c)............       193,257
        59,731 Grey Wolf, Inc. (b) (c)....................       314,782
         3,421 Gulf Islands Fabrication, Inc. (b).........        74,680
         4,508 Gulfmark Offshore, Inc. (b)................       100,393
        24,443 Hanover Compressor Co. (b) (c).............       345,380
        15,996 Helmerich & Payne, Inc. (c)................       544,504
         4,520 Hydril (b) (c).............................       205,705
        20,259 Input/Output, Inc. (b) (c).................       179,090
        41,450 Key Energy Services, Inc. (b) (c)..........       489,110
         9,327 Lone Star Technologies, Inc. (b)...........       312,081
         2,689 Lufkin Industries, Inc.....................       107,313
        13,093 Maverick Tube Corp. (b)....................       396,718
        23,345 Newpark Resources, Inc. (b)................       120,227
         8,585 Oceaneering International, Inc. (b)........       320,392
         6,142 Offshore Logistics, Inc. (b) (c)...........       199,431
         8,321 Oil States International, Inc. (b).........       160,512
        28,519 Parker Drilling Co. (b)....................       112,080
         3,204 RPC, Inc...................................        80,485
         6,048 Seacor Smit, Inc. (b) (c)..................       322,963
        16,381 Superior Energy Services, Inc. (b).........       252,431
         9,190 Syntroleum Corp. (b).......................        73,796
         7,798 Tetra Technologies, Inc. (b)...............       220,683
         3,958 Todco (Class A) (b)........................        72,906
        13,011 Unit Corp. (b).............................       497,150
         5,165 Universal Compression Holdings, Inc. (b)...       180,310
        10,085 Veritas DGC, Inc. (b)......................       226,005
         7,837 W-H Energy Services, Inc. (b)..............       175,235
         3,147 World Fuel Services Corp. (c)..............       156,721
                                                           -------------
                                                               7,374,790
                                                           -------------

               FOOD & STAPLES RETAILING--0.6%
        15,904 Casey's General Stores, Inc................       288,658
        10,271 Longs Drug Stores Corp. (c)................       283,171
         3,943 Nash Finch Co. (c).........................       148,888
         3,885 Pantry, Inc................................       116,900
        12,177 Pathmark Stores, Inc. (b)..................        70,748
        14,936 Performance Food Group Co. (b).............       401,928
        11,747 Ruddick Corp...............................       254,792
         4,654 Smart & Final, Inc. (b)....................        66,971
        11,945 United Natural Foods, Inc. (b).............       371,489
         3,787 Weis Markets, Inc..........................       146,065
        10,328 Wild Oats Markets, Inc. (b) (c)............        90,990
        27,474 Winn-Dixie Stores, Inc. (b) (c)............       125,007
                                                           -------------
                                                               2,365,607
                                                           -------------

               FOOD PRODUCTS--1.0%
         1,204 Alico, Inc.................................        70,458
         5,149 American Italian Pasta Co. (Class A) (c)...       119,714
         5,028 Cal-Maine Foods, Inc. (c)..................        60,788
         6,202 Central Garden & Pet Co. (b) (c)...........       258,871
        13,367 Chiquita Brands International, Inc. (b) (c)       294,876
        11,602 Corn Products International, Inc...........       621,403
        11,570 Delta & Pine Land Co.......................       315,630

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-257

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

COMMON STOCKS--(CONTINUED)


                                                                VALUE
     SHARES                                                    (NOTE 1)
     ---------------------------------------------------------------------

             FOOD PRODUCTS--(CONTINUED)
       2,440 Farmer Brothers Co............................. $      59,146
      11,274 Flowers Foods, Inc.............................       356,033
       4,186 Gold Kist, Inc. (b)............................        57,013
       9,007 Hain Celestial Group, Inc. (b).................       186,175
       2,151 J & J Snack Foods Corp.........................       105,463
       2,128 John B Sanfilippo & Son, Inc. (c)..............        54,860
       8,557 Lancaster Colony Corp..........................       366,839
       8,560 Lance, Inc.....................................       162,897
       3,703 Peet's Coffee & Tea, Inc. (b) (c)..............        98,018
       9,054 Ralcorp Holdings, Inc. (b).....................       379,634
       3,570 Sanderson Farms, Inc. (c)......................       154,510
         140 Seabord Corp...................................       139,720
       2,812 Tejon Ranch Co. (b) (c)........................       114,730
                                                             -------------
                                                                 3,976,778
                                                             -------------

             GAS UTILITIES--1.3%
      23,817 Atmos Energy Corp..............................       651,395
       4,390 Cascade Natural Gas Corp. (c)..................        93,068
       3,232 Energysouth, Inc...............................        90,625
       7,405 Laclede Group, Inc.............................       230,666
       8,422 New Jersey Resources Corp......................       365,010
      13,954 Nicor, Inc. (c)................................       515,461
       9,122 Northwest Natural Gas Co. (c)..................       307,776
      11,889 Peoples Energy Corp. (c).......................       522,522
      24,104 Piedmont Natural Gas, Inc. (c).................       560,177
       4,856 South Jersey Industries, Inc...................       255,231
      19,708 Southern Union Co. (b).........................       472,598
      10,673 Southwest Gas Corp.............................       271,094
      15,412 WGL Holdings, Inc..............................       475,306
                                                             -------------
                                                                 4,810,929
                                                             -------------

             HEALTH CARE EQUIPMENT & SUPPLIES--3.3%
       5,789 Abaxis, Inc. (b) (c)...........................        83,883
      11,207 Advanced Medical Optics, Inc. (b) (c)..........       461,056
       6,452 Advanced Neuromodulation Systems, Inc. (b) (c).       254,596
      15,710 Align Technology, Inc. (c).....................       168,882
       7,913 American Medical Systems Holdings, Inc. (b) (c)       330,842
       3,761 Analogic Corp. (c).............................       168,455
       6,220 Arrow International, Inc.......................       192,758
       7,063 ArthroCare Corp. (b) (c).......................       226,440
       3,353 Aspect Medical Systems, Inc. (b)...............        82,014
       6,258 Biolase Technology, Inc. (c)...................        68,024
       3,879 Biosite Diagnostics, Inc. (b) (c)..............       238,714
       4,978 Candela Corp. (c)..............................        56,550
      11,952 Cardiodynamics International Corp. (b).........        61,792
       8,536 Conceptus, Inc. (b) (c)........................        69,270
      10,292 Conmed Corp. (b) (c)...........................       292,499
      10,194 CTI Molecular Imaging, Inc. (b) (c)............       144,653
       5,630 Cyberonics, Inc. (b) (c).......................       116,654
       3,752 Datascope Corp. (c)............................       148,917
       7,238 Diagnostic Products Corp.......................       398,452
       5,881 DJ Orthopedics, Inc............................       125,971
       5,329 Dusa Pharmaceuticals, Inc. (ADR) (c)...........        76,205
      10,506 Encore Medical Corp. (b) (c)...................        71,336
       7,443 Epix Medical, Inc..............................       133,304

                                                              VALUE
        SHARES                                               (NOTE 1)
        ----------------------------------------------------------------

                HEALTH CARE EQUIPMENT & SUPPLIES--(CONTINUED)
          5,699 Haemonetics Corp. (b)..................... $     206,361
          6,535 Hologic, Inc..............................       179,516
          6,138 I-Flow Corp. (b) (c)......................       111,896
          3,486 ICU Medical, Inc. (b) (c).................        95,307
         14,256 Immucor, Inc. (b).........................       335,159
          6,341 Integra LifeSciences Holdings (b) (c).....       234,173
          8,161 Intermagnetics General Corp. (b) (c)......       207,371
          9,865 Intuitive Surgical, Inc. (b)..............       394,797
          8,171 Invacare Corp. (c)........................       377,990
          4,410 Inverness Medical Innovations, Inc. (c)...       110,691
          2,566 Kensey Nash Corp. (c).....................        88,604
          7,552 Kyphon, Inc. (b) (c)......................       194,539
          5,912 Laserscope................................       212,300
         14,443 Mentor Corp. (c)..........................       487,307
          7,309 Merit Medical Systems, Inc. (b)...........       111,681
          5,790 Molecular Devices Corp. (b)...............       116,379
          5,921 Ocular Sciences, Inc. (b).................       290,188
         11,788 Orthologic Corp...........................        73,675
         13,976 Orthovita, Inc. (b) (c)...................        58,559
          4,133 Palomar Medical Technologies, Inc. (b) (c)       107,747
          8,477 Polymedica Corp. (b)......................       316,107
          5,579 Possis Medical, Inc. (b) (c)..............        75,205
          7,689 Regeneration Technologies, Inc. (b).......        80,581
         10,301 Sola International, Inc. (b)..............       283,690
          4,710 Sonosite, Inc. (b) (c)....................       159,904
         22,273 STERIS Corp. (b)..........................       528,316
          4,540 SurModics, Inc. (b) (c)...................       147,595
         12,354 Sybron Dental Specialties, Inc. (b) (c)...       437,084
         16,368 Thoratec Corp. (b)........................       170,555
          7,610 TriPath Imaging, Inc. (b).................        68,262
         11,055 Varian, Inc. (b) (c)......................       453,366
          4,829 Ventana Medical Systems, Inc. (b).........       309,008
         10,621 Viasys Healthcare, Inc. (b)...............       201,799
         15,593 VISX, Inc. (b)............................       403,391
          2,652 Vital Signs, Inc..........................       103,216
          9,628 West Pharmaceutical Services, Inc.........       240,989
          7,075 Wilson Greatbatch Technologies, Inc. (b)..       158,621
          8,536 Wright Medical Group, Inc. (b)............       243,276
          1,694 Young Innovations, Inc....................        57,139
          2,810 Zoll Medical Corp. (b)....................        96,664
                                                           -------------
                                                              12,500,275
                                                           -------------

                HEALTH CARE PROVIDERS & SERVICES--3.6%
         13,386 Alderwoods Group, Inc.....................       152,333
          3,616 Amedisys, Inc. (b) (c)....................       117,122
          3,592 America Service Group, Inc. (b) (c).......        96,158
          9,313 American Healthways, Inc. (b) (c).........       307,701
          8,507 AMERIGROUP Corp...........................       643,640
          9,913 AmSurg Corp. (b) (c)......................       292,830
         15,932 Apria Healthcare Group, Inc. (b) (c)......       524,959
          8,145 Array Biopharma, Inc. (b).................        77,540
         34,091 Beverly Enterprises, Inc. (b) (c).........       311,933
         13,574 Centene Corp. (b).........................       384,823
          8,992 Cerner Corp. (b) (c)......................       478,105
          4,245 Chemed Corp...............................       284,882

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-258

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

COMMON STOCKS--(CONTINUED)


                                                                   VALUE
   SHARES                                                         (NOTE 1)
   --------------------------------------------------------------------------

           HEALTH CARE PROVIDERS & SERVICES--(CONTINUED)
     2,597 Corvel Corp. (b).................................... $      69,548
     6,425 Cross Country Healthcare, Inc. (b) (c)..............       116,164
    14,198 Curis, Inc. (b).....................................        74,113
    11,650 Dendrite International, Inc.........................       226,010
     8,729 Dyax Corp. (c)......................................        63,023
     7,463 Endocardial Solutions, Inc. (b).....................        87,317
    29,241 First Health Group Corp. (b) (c)....................       547,099
    29,783 Genelabs Technologies, Inc. (b).....................        35,740
     6,463 Genesis HealthCare Corp. (b) (c)....................       226,399
     8,301 Gentiva Health Services, Inc. (b)...................       138,793
    18,694 Hooper Holmes, Inc. (c).............................       110,668
     6,756 IDX Systems Corp. (b) (c)...........................       232,812
    16,767 Inkine Pharmaceutical, Inc. (b) (c).................        91,045
     7,360 Isolagen, Inc. (b) (c)..............................        57,923
     8,968 Kindred Healthcare, Inc. (b) (c)....................       268,592
     5,557 LabOne, Inc. (b)....................................       178,046
     5,171 LCA Vision, Inc. (c)................................       120,938
     3,296 Lifeline Systems, Inc...............................        84,905
    11,955 LifePoint Hospitals, Inc. (b) (c)...................       416,273
     8,656 Magellan Health Services, Inc. (b) (c)..............       295,689
     3,137 Matria Healthcare, Inc. (b) (c).....................       122,563
     5,649 Maximus, Inc. (b) (c)...............................       175,797
     3,413 Molina Healthcare, Inc. (b).........................       158,295
     2,378 National Healthcare Corp. (b).......................        83,943
    12,391 NDCHealth Corp......................................       230,349
    12,026 NeighborCare, Inc. (b)..............................       369,439
     8,645 Neurogen Corp. (b)..................................        80,917
     6,423 Northfield Laboratories, Inc. (b) (c)...............       144,839
    16,542 OCA, Inc. (b) (c)...................................       105,042
    11,365 Odyssey Healthcare, Inc. (b) (c)....................       155,473
     7,252 Omnicell, Inc.......................................        79,772
     3,625 Option Care, Inc. (b) (c)...........................        62,314
    12,980 Owens & Minor, Inc..................................       365,647
     8,457 Parexel International Corp. (b).....................       171,677
     7,657 Pediatrix Medical Group, Inc. (b)...................       490,431
     9,583 Per-Se Technologies, Inc. (b) (c)...................       151,699
     9,274 Priority Healthcare Corp. (Class B) (b) (c).........       201,895
    16,205 Province Healthcare Co. (b).........................       362,182
    23,469 PSS World Medical, Inc. (b) (c).....................       293,714
     3,340 Psychiatric Solutions, Inc. (b).....................       122,110
     5,686 RehabCare Group, Inc. (b) (c).......................       159,151
     5,924 Res-Care, Inc. (b)..................................        90,163
     3,509 Rigel Pharmaceuticals, Inc. (c).....................        85,690
    29,451 Select Medical Corp.................................       518,338
     3,867 SFBC International, Inc. (c)........................       152,746
     7,381 Sierra Health Services, Inc. (b) (c)................       406,767
    34,589 Stewart Enterprises, Inc. (b).......................       241,777
     5,997 Sunrise Assisted Living, Inc. (b) (c)...............       278,021
     5,719 The Advisory Board Co. (b)..........................       210,917
     9,015 United Surgical Partners International, Inc. (b) (c)       375,925
     6,095 Ventiv Health, Inc. (b).............................       123,850
    19,025 Vion Pharmaceuticals, Inc. (b) (c)..................        89,227
     3,206 Wellcare Group, Inc. (b) (c)........................       104,195
                                                                -------------
                                                                   13,877,988
                                                                -------------

                                                             VALUE
         SHARES                                             (NOTE 1)
         --------------------------------------------------------------

                 HOTELS, RESTAURANTS & LEISURE--3.2%
          17,576 Alliance Gaming Corp. (b) (c)........... $     242,725
           3,587 Ameristar Casinos, Inc..................       154,636
           8,309 Argosy Gaming Corp. (b).................       388,030
          11,071 Aztar Corp. (b).........................       386,599
           5,028 BJ's Restaurants, Inc. (c)..............        70,392
          10,695 Bob Evans Farms, Inc....................       279,567
          14,305 Boyd Gaming Corp........................       595,803
           1,974 Buffalo Wild Wings, Inc. (b)............        68,715
           5,496 California Pizza Kitchen, Inc. (b)......       126,408
          15,802 CBRL Group, Inc.........................       661,314
          12,499 CEC Entertainment, Inc. (b).............       499,585
           1,995 Churchill Downs, Inc. (c)...............        89,177
          16,960 CKE Restaurants, Inc. (b) (c)...........       246,090
           4,117 Dave & Buster's, Inc. (c)...............        83,163
           7,939 Domino's Pizza, Inc. (c)................       141,314
           9,776 Gaylord Entertainment Co. (b) (c).......       405,997
           7,076 IHOP Corp. (b) (c)......................       296,414
           5,448 Isle of Capri Casinos, Inc. (b).........       139,741
          12,159 Jack in the Box, Inc. (b)...............       448,302
          17,552 Krispy Kreme Doughnuts, Inc. (b) (c)....       221,155
          57,099 La Quinta Corp. (b) (c).................       519,030
           5,211 Lakes Entertainment, Inc. (b) (c).......        84,887
           7,740 Landry's Restaurants, Inc...............       224,924
           5,193 Lone Star Steakhouse & Saloon, Inc......       145,404
          12,790 Magna Entertainment Corp. (b) (c).......        76,996
           6,399 Marcus Corp.............................       160,871
           7,644 MTR Gaming Group, Inc...................        80,721
           7,090 Multimedia Games, Inc. (b) (c)..........       111,738
           5,425 Navigant International, Inc. (b) (c)....        66,022
           6,600 O'Charleys, Inc. (b)....................       129,030
           7,919 P.F. Chang's China Bistro, Inc. (b) (c).       446,236
           8,638 Panera Bread Co. (b) (c)................       348,284
           4,618 Papa John's International, Inc. (b) (c).       159,044
           9,814 Penn National Gaming, Inc. (b)..........       594,238
          11,581 Pinnacle Entertainment, Inc. (b)........       229,072
          10,541 Rare Hospitality International, Inc. (b)       335,836
           3,957 Red Robin Gourmet Burgers, Inc. (b).....       211,581
          14,640 Ryan's Restaurant Group, Inc. (b).......       225,749
          24,052 Scientific Games Corp...................       573,400
           7,458 Shuffle Master, Inc. (b) (c)............       351,272
          26,412 Six Flags, Inc. (b) (c).................       141,832
          18,561 Sonic Corp. (b) (c).....................       566,111
           4,311 Speedway Motorsports, Inc. (b)..........       168,905
           6,229 Sunterra Corp. (b) (c)..................        87,455
           3,230 Texas Roadhouse, Inc. (Class A) (b).....        95,447
           8,968 The Steak N Shake Co. (b)...............       180,077
          12,111 Triarc Cos., Inc. (c)...................       148,481
           6,244 Vail Resorts, Inc. (b)..................       139,990
           6,055 WMS Industries, Inc. (b) (c)............       203,085
                                                          -------------
                                                             12,350,845
                                                          -------------

                 HOUSEHOLD DURABLES--1.6%
          19,776 American Greetings Corp. (Class A)......       501,322
           3,669 Bassett Furniture Industries, Inc.......        72,004
           4,199 Beazer Homes USA, Inc. (b) (c)..........       613,936

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-259

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

COMMON STOCKS--(CONTINUED)


                                                             VALUE
         SHARES                                             (NOTE 1)
         --------------------------------------------------------------

                 HOUSEHOLD DURABLES--(CONTINUED)
           8,762 Blyth, Inc. (c)......................... $     259,005
           5,206 Brookfield Homes Corp...................       176,483
          22,688 Champion Enterprises, Inc. (b) (c)......       268,172
           4,197 Department 56, Inc......................        69,880
          10,531 Ethan Allen Interiors, Inc. (c).........       421,451
          18,814 Fleetwood Enterprises, Inc. (c).........       253,236
          16,624 Furniture Brands International, Inc.....       416,431
           2,348 Hooker Furniture Corp...................        53,300
          15,557 Interface, Inc..........................       155,103
           7,262 Kimball International, Inc. (Class B)...       107,550
          16,845 La-Z-Boy, Inc. (c)......................       258,908
           5,017 Levitt Corp. (Class A) (b) (c)..........       153,370
           5,181 Libbey, Inc.............................       115,070
           4,052 M/I Schottenstein Homes, Inc. (c).......       223,306
          10,164 Mathews International Corp..............       374,035
           3,216 Meritage Homes Corp. (b)................       362,443
           2,152 National Presto Industries, Inc.........        97,916
           2,894 Palm Harbor Homes, Inc. (b) (c).........        48,851
           3,258 Russ Berrie & Co., Inc..................        74,413
           2,168 Skyline Corp............................        88,454
           1,443 Stanley Furniture, Inc. (b).............        64,863
           3,091 Technical Olympic USA, Inc..............        78,449
           6,276 Tempur-Pedic International, Inc. (b) (c)       133,051
          15,987 Tupperware Corp. (c)....................       331,251
           3,770 Universal Electronics, Inc. (b).........        66,352
          10,874 WCI Communities, Inc. (c)...............       319,696
           1,351 William Lyon Homes, Inc. (c)............        94,894
                                                          -------------
                                                              6,253,195
                                                          -------------

                 HOUSEHOLD PRODUCTS--0.4%
           2,329 CSS Industries, Inc.....................        73,969
           9,322 Jarden Corp. (c)........................       404,948
          11,529 Rayovac Corp. (b) (c)...................       352,326
          15,848 The Yankee Candle Co., Inc. (b).........       525,837
           4,879 WD-40 Co................................       138,612
                                                          -------------
                                                              1,495,692
                                                          -------------

                 IT SERVICES--1.6%
          14,886 Answerthink, Inc. (b)...................        69,369
           8,657 Anteon International Corp...............       362,382
          13,177 Aspect Communications Corp. (b).........       146,792
           8,928 CACI International, Inc. (b) (c)........       608,265
           6,800 Carreker Corp. (b)......................        58,480
          16,935 Ciber, Inc. (b) (c).....................       163,253
          18,564 CSG Systems International, Inc. (b) (c).       347,147
          14,308 eResearch Technology, Inc. (c)..........       226,782
           2,077 Exponent, Inc. (b)......................        57,097
           5,604 Forrester Research, Inc. (b)............       100,536
          21,975 Gartner, Inc. (Class A) (b) (c).........       273,808
           2,559 Kanbay International, Inc. (b) (c)......        80,097
          18,071 Keane, Inc. (b).........................       265,644
          15,341 Lionbridge Technologies, Inc............       103,092
           4,402 Mantech International Corp..............       104,503
          33,626 MPS Group, Inc. (b).....................       412,255
           4,138 Ness Technologies Inc (b) (c)...........        61,656

                                                              VALUE
       SHARES                                                (NOTE 1)
       --------------------------------------------------------------------

               IT SERVICES--(CONTINUED)
         8,195 Pegasus Solutions, Inc. (b) (c)............ $     103,257
        25,993 Perot Systems Corp. (Class A) (b)..........       416,668
         8,496 ProQuest Co. (b) (c).......................       252,331
         7,049 Resources Connection, Inc. (b) (c).........       382,831
        45,866 Safeguard Scientifics, Inc. (b) (c)........        97,236
         4,224 SRA International, Inc. (b)................       271,181
         3,490 StarTek, Inc. (c)..........................        99,290
        38,267 The BISYS Group, Inc. (b) (c)..............       629,492
         4,122 Tier Technologies, Inc.....................        38,128
        28,157 Titan Corp. (b)............................       456,143
        13,466 Tyler Technologies, Inc. (c)...............       112,576
                                                           -------------
                                                               6,300,291
                                                           -------------

               INDUSTRIAL CONGLOMERATES--0.1%
         7,183 Hexcel Corp. (b) (c).......................       104,154
         4,516 Raven Industries, Inc......................        96,236
         3,627 Standex International Corp.................       103,333
        10,102 Tredegar Industries, Inc...................       204,161
                                                           -------------
                                                                 507,884
                                                           -------------

               INSURANCE--2.3%
         7,608 21st Century Insurance Group...............       103,469
         3,185 Affirmative Insurance Holdings, Inc. (c)...        53,635
        11,623 Alfa Corp..................................       176,495
         6,766 American Equity Investment Life (c)........        72,870
         2,659 American Physicians Capital, Inc. (b)......        95,777
        12,512 Amerus Group Co. (c).......................       566,794
         6,530 Argonaut Group, Inc........................       137,979
         2,528 Baldwin & Lyons, Inc. (Class B) (b)........        67,725
         4,982 Bristol West Holdings, Inc. (c)............        99,640
        10,123 Ceres Group, Inc...........................        52,235
        10,179 Citizens, Inc. (b) (c).....................        64,840
         4,378 CNA Surety Corp............................        58,446
         7,216 Commerce Group, Inc........................       440,465
        15,125 Danielson Holding Corp. (b)................       127,806
         7,575 Delphi Financial Group, Inc................       349,586
         5,117 Direct General Corp........................       164,256
         1,068 Enstar Group, Inc..........................        66,750
         3,873 FBL Financial Group, Inc...................       110,574
         2,691 FPIC Insurance Group, Inc. (c).............        95,208
         4,300 Harleysville Group, Inc....................       102,641
         9,829 Hilb, Rogal & Hamilton Co..................       356,203
        13,954 Horace Mann Educators Corp.................       266,242
         6,646 Infinity Property & Casualty Corp. (c).....       233,939
         1,242 Kansas City Life Insurance Co..............        58,747
         6,365 LandAmerica Financial Group, Inc. (c)......       343,264
         3,008 Midland Co. (c)............................        94,060
           717 National Western Life Insurance Co. (b) (c)       119,459
         2,099 Navigators Group, Inc. (c).................        63,201
        19,733 Ohio Casualty Corp. (b) (c)................       458,003
         5,403 Philadelphia Consolidated Holding Corp. (b)       357,354
        29,587 Phoenix Cos., Inc. (c).....................       369,838
         7,268 PMA Capital Corp. (c)......................        75,224
         6,818 Presidential Life Corp.....................       115,633
         8,446 ProAssurance Corp. (b).....................       330,323

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-260

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

COMMON STOCKS--(CONTINUED)


                                                            VALUE
          SHARES                                           (NOTE 1)
          ------------------------------------------------------------

                  INSURANCE--(CONTINUED)
            7,179 RLI Corp. (c)......................... $     298,431
            3,237 Safety Insurance Group, Inc...........       100,833
            8,330 Selective Insurance Group, Inc. (c)...       368,519
            4,247 State Auto Financial Corp.............       109,785
            5,777 Stewart Information Services Corp. (b)       240,612
            4,605 Tower Group Inc.......................        55,260
            3,014 Triad Guaranty, Inc. (b)..............       182,287
           11,376 U.S.I. Holdings Corp. (c).............       131,620
           12,101 UICI (b)..............................       410,224
            3,962 United Fire & Casualty Co. (c)........       133,559
            8,481 Universal American Financial Corp. (b)       131,201
           12,048 Vesta Insurance Group, Inc............        44,337
            3,444 Zenith National Insurance Corp. (c)...       171,649
                                                         -------------
                                                             8,626,998
                                                         -------------

                  INTERNET & CATALOG RETAIL--0.3%
            6,390 1-800-FLOWERS.COM, Inc. (b)...........        53,740
            2,240 Blair Corp............................        79,878
            6,247 Coldwater Creek, Inc. (b) (c).........       192,845
           16,452 Insight Enterprises, Inc. (b).........       337,595
            3,095 Overstock.com, Inc. (b) (c)...........       213,555
            7,398 Priceline.com, Inc. (c)...............       174,519
            6,134 Stamps.com, Inc. (c)..................        97,162
            6,618 The J. Jill Group, Inc. (b)...........        98,542
            5,481 ValueVision Media, Inc. (b) (c).......        76,241
                                                         -------------
                                                             1,324,077
                                                         -------------

                  INTERNET SOFTWARE & SERVICES--2.4%
           16,292 Agile Software Corp. (b)..............       133,106
           15,421 aQuantive, Inc. (b) (c)...............       137,864
           19,408 Ariba, Inc. (b) (c)...................       322,173
            9,910 AsiaInfo Holdings, Inc. (b) (c).......        59,064
           11,911 Autobytel, Inc........................        71,942
          105,967 CMGI, Inc.............................       270,216
           40,702 CNET Networks, Inc. (b) (c)...........       457,084
           10,363 Digital Insight Corp. (b) (c).........       190,679
            9,661 Digital River, Inc. (b) (c)...........       401,994
           17,397 Digitas, Inc. (b).....................       166,141
           38,717 DoubleClick, Inc. (b).................       301,218
           41,991 EarthLink, Inc. (b) (c)...............       483,736
            5,048 eCollege.com, Inc. (c)................        57,345
            3,207 Equinix, Inc. (b) (c).................       137,067
           11,072 F5 Networks, Inc. (b).................       539,428
            8,290 FindWhat.com (c)......................       146,982
            5,680 GSI Commerce, Inc. (b)................       100,990
           36,939 HomeStore, Inc........................       111,925
            5,299 Infocrossing, Inc. (b) (c)............        89,712
           10,210 InfoSpace, Inc. (b) (c)...............       485,486
           12,665 Internet Cap Group, Inc. (c)..........       113,985
           12,710 Internet Security Systems, Inc. (b)...       295,508
           14,801 Interwoven, Inc.......................       161,035
           14,401 iPass, Inc. (b).......................       106,567
            5,477 J2 Global Communications, Inc. (b) (c)       188,957
            5,300 Jupitermedia Corp. (b) (c)............       126,034
            6,539 Keynote Systems, Inc. (b).............        91,023

                                                            VALUE
         SHARES                                            (NOTE 1)
         -------------------------------------------------------------

                 INTERNET SOFTWARE & SERVICES--(CONTINUED)
          15,318 MatrixOne, Inc. (b) (c)................ $     100,333
           3,785 Netratings, Inc. (b)...................        72,558
          10,821 NIC, Inc. (c)..........................        54,971
          21,377 Openwave Systems, Inc. (c).............       330,488
          15,932 Opsware, Inc. (c)......................       116,941
           1,900 ProcureNet, Inc. (b) (i)...............             0
          36,191 RealNetworks, Inc. (b) (c).............       239,584
          21,112 Retek, Inc. (b)........................       129,839
          21,159 S1 Corp. (b)...........................       191,701
          25,464 Sapient Corp. (b) (c)..................       201,420
          17,792 SeeBeyond Technology Corp. (b) (c).....        63,695
           6,699 Sohu.com, Inc. (c).....................       118,639
          17,115 SonicWall, Inc. (b)....................       108,167
           6,155 Stellent, Inc. (c).....................        54,287
          10,534 SupportSoft, Inc. (b) (c)..............        70,156
          11,063 Trizetto Group, Inc. (b)...............       105,099
          17,037 United Online, Inc. (b) (c)............       196,437
          23,603 ValueClick, Inc. (b)...................       314,628
          94,059 Vignette Corp. (b).....................       130,742
          10,034 WatchGuard Technologies, Inc. (b)......        44,451
           9,227 WebEx Communications, Inc. (b) (c).....       219,418
          15,045 webMethods, Inc. (b)...................       108,474
           6,982 Websense, Inc. (b).....................       354,127
                                                         -------------
                                                             9,073,416
                                                         -------------

                 INVESTMENT COMPANY--3.5%
         103,500 iShares Russell 2000 Index Fund (c)....    13,403,250
                                                         -------------

                 LEISURE EQUIPMENT & PRODUCTS--0.7%
           5,107 Action Performance Cos., Inc. (b) (c)..        56,126
           1,945 Ambassadors Group, Inc.................        69,261
           5,294 Arctic Cat, Inc. (c)...................       140,397
          23,431 Callaway Golf Co. (c)..................       316,318
           2,540 Carmike Cinemas, Inc...................        92,710
           8,157 JAKKS Pacific, Inc. (b) (c)............       180,351
          13,370 K2, Inc. (b)...........................       212,316
           8,915 Leapfrog Enterprises, Inc. (b) (c).....       121,244
           3,931 Life Time Fitness, Inc. (b)............       101,734
           3,037 Marine Products Corp...................        79,296
          14,958 Midway Games, Inc. (b) (c).............       157,059
           9,454 Nautilus Group, Inc. (c)...............       228,503
           8,234 Oakley, Inc. (b) (c)...................       104,984
           5,321 RC2 Corp. (b) (c)......................       173,465
          16,990 SCP Pool Corp..........................       541,981
           1,647 Steinway Musical Instructions, Inc. (b)        47,664
           7,119 Sturm Ruger & Co., Inc.................        64,285
          10,089 The Topps Co., Inc. (b)................        98,368
                                                         -------------
                                                             2,786,062
                                                         -------------

                 MACHINERY--3.4%
           7,507 Actuant Corp. (b) (c)..................       391,490
           7,910 Albany International Corp. (Class A)...       278,116
          11,634 AptarGroup, Inc........................       614,042
           3,907 Astec Industries, Inc..................        67,239
           2,339 ASV, Inc. (c)..........................       112,038

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-261

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

COMMON STOCKS--(CONTINUED)


                                                          VALUE
            SHARES                                       (NOTE 1)
            --------------------------------------------------------

                    MACHINERY--(CONTINUED)
              4,383 Barnes Group, Inc................. $     116,193
              3,974 Bucyrus International, Inc........       161,503
              3,418 Cascade Corp. (c).................       136,549
              5,160 Ceradyne, Inc. (c)................       295,204
              4,125 Circor International, Inc.........        95,535
              7,793 CLARCOR, Inc......................       426,823
              5,045 CUNO, Inc. (b)....................       299,673
              6,808 Enpro Industries, Inc.............       201,313
              4,261 ESCO Technologies, Inc. (b).......       326,606
             14,461 Federal Signal Corp. (c)..........       255,381
             16,684 Flowserve Corp. (b)...............       459,477
              6,773 Gardner Denver, Inc. (b)..........       245,792
              4,175 Gorman-Rupp Co....................        96,025
             15,948 IDEX Corp.........................       645,894
             12,744 JLG Industries, Inc. (c)..........       250,165
             15,603 Joy Global, Inc. (c)..............       677,638
              4,243 Kadant, Inc. (b)..................        86,981
              9,027 Kaydon Corp.......................       298,071
             11,800 Kennametal, Inc...................       587,286
             11,429 Lincoln Electric Holdings, Inc....       394,758
              3,885 Lindsay Manufacturing Co. (c).....       100,544
              1,474 Middleby Corp. (b) (c)............        74,761
             10,807 Mueller Industries, Inc. (b)......       347,985
              1,294 NACCO Industries, Inc.............       136,388
              9,085 Nordson Corp......................       364,036
             11,743 Rae Systems, Inc. (b) (c).........        85,724
              8,533 Reliance Steel & Aluminum Co. (c).       332,446
              3,590 Robbins & Myers, Inc. (c).........        85,550
              3,084 Sauer-Danfoss, Inc................        67,262
              9,373 Stewart & Stevenson Services, Inc.       189,616
              5,738 Tecumseh Products Co. (Class A)...       274,276
              2,033 Tennant Co........................        80,608
             15,505 Terex Corp. (b)...................       738,813
              8,051 The Manitowoc Co., Inc............       303,120
              4,701 Thomas Industries, Inc............       187,664
              7,019 Toro Co...........................       570,996
             11,033 Trinity Industries, Inc. (c)......       376,005
             16,327 Unova, Inc. (b) (c)...............       412,910
              4,870 Valmont Industries, Inc. (c)......       122,286
              9,125 Wabash National Corp. (c).........       245,736
             12,469 Wabtec Corp.......................       265,839
              7,719 Watts Industries, Inc. (c)........       248,861
                                                       -------------
                                                          13,131,218
                                                       -------------

                    MARINE--0.2%
             13,244 Alexander & Baldwin, Inc. (c).....       561,810
              6,984 Kirby Corp. (b)...................       309,950
                                                       -------------
                                                             871,760
                                                       -------------

                    MEDIA--2.0%
              4,058 4Kids Entertainment, Inc. (b) (c).        85,299
              9,180 ADVO, Inc.........................       327,267
              9,299 Arbitron, Inc. (b)................       364,335
             16,724 Catalina Marketing Corp. (c)......       495,532
             79,651 Charter Communications, Inc. (c)..       178,418

                                                                VALUE
     SHARES                                                    (NOTE 1)
     ---------------------------------------------------------------------

             MEDIA--(CONTINUED)
       2,356 Courier Corp................................... $     122,324
      15,336 Cumulus Media, Inc. (b) (c)....................       231,267
       5,471 Digital Theater Systems, Inc. (c)..............       110,131
      15,803 Emmis Communications Corp. (Class A) (b).......       303,260
      15,804 Entravision Communications Corp. (Class A) (b).       131,963
       2,146 Fisher Communications, Inc.....................       104,897
      14,290 Gray Television, Inc...........................       221,495
         259 Grey Global Group, Inc.........................       284,897
      14,126 Harris Interactive, Inc. (b)...................       111,595
      18,396 Hollinger International, Inc. (c)..............       288,449
      15,080 Insight Communications, Inc. (b) (c)...........       139,792
       4,159 Intermix Media, Inc. (b).......................        23,498
       6,619 Journal Communications, Inc. (b)...............       119,605
      13,471 Journal Register Co. (b).......................       260,394
       4,757 Liberty Corp...................................       209,118
       9,565 LIN TV Corp. (b) (c)...........................       182,692
       4,834 LodgeNet Entertainment Corp. (b)...............        85,513
       3,998 Martha Stewart Living Omnimedia, Inc. (b) (c)..       116,022
      21,028 Mediacom Communications Corp. (b) (c)..........       131,425
       4,893 Playboy Enterprises, Inc. (Class B) (b) (c)....        60,135
      43,698 Primedia, Inc. (c).............................       166,052
       2,735 Pulitzer, Inc. (c).............................       177,365
       7,078 R. H. Donnelley Corp. (b) (c)..................       417,956
      11,681 Regent Communications, Inc. (b)................        61,909
       5,839 Saga Communications, Inc. (b)..................        98,387
       3,659 Salem Communications Corp. (Class A) (b).......        91,292
       9,684 Scholastic Corp. (b)...........................       357,921
      14,985 Sinclair Broadcast Group, Inc. (b).............       138,012
       6,632 Source Interlink Cos., Inc. (b)................        88,073
      11,410 Spanish Broadcasting Systems, Inc. (b).........       120,490
      31,535 The Reader's Digest Association, Inc. (Class A)       438,652
       2,927 Thomas Nelson, Inc. (c)........................        66,150
      12,026 TiVo, Inc. (b) (c).............................        70,593
      16,599 Valassis Communications, Inc. (b)..............       581,131
       4,291 World Wrestling Entertainment, Inc. (b)........        52,050
       4,552 Young Broadcasting, Inc. (b) (c)...............        48,069
                                                             -------------
                                                                 7,663,425
                                                             -------------

             METALS & MINING--1.7%
      32,087 AK Steel Holding Corp. (b) (c).................       464,299
       4,658 Aleris International, Inc. (b) (c).............        78,813
      29,950 Allegheny Technologies, Inc....................       649,017
       6,834 AMCOL International Corp.......................       137,295
       6,088 Brush Engineered Material, Inc. (b)............       112,628
       7,590 Carpenter Technology Corp......................       443,711
       6,485 Century Aluminum Co. (c).......................       170,296
       3,243 Cleveland Cliffs, Inc. (c).....................       336,818
      67,699 Coeur D'Alene Mines Corp. (c)..................       266,057
       8,935 Commercial Metals Co...........................       451,754
       4,983 Compass Minerals International, Inc............       120,738
       7,620 Gibraltar Industries, Inc......................       179,973
      38,880 Hecla Mining Co. (c)...........................       226,670
       5,790 Metal Management, Inc. (c).....................       155,577
       6,635 Metals USA, Inc. (b) (c).......................       123,079
       5,614 NN, Inc........................................        74,161

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-262

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

COMMON STOCKS--(CONTINUED)


                                                           VALUE
          SHARES                                          (NOTE 1)
          -----------------------------------------------------------

                  METALS & MINING--(CONTINUED)
            6,060 NS Group, Inc. (b) (c)............... $     168,468
            8,702 Oregon Steel Mills, Inc. (b) (c).....       176,564
            4,852 Quanex Corp. (c).....................       332,702
            5,285 Royal Gold, Inc. (c).................        96,398
            6,797 RTI International Metals, Inc. (b)...       139,610
            7,775 Ryerson Tull, Inc. (c)...............       122,456
            6,346 Schnitzer Steel Industries, Inc. (c).       215,320
           11,625 Steel Dynamics, Inc. (c).............       440,355
            3,366 Steel Technologies, Inc. (b) (c).....        92,599
           12,963 Stillwater Mining Co. (b) (c)........       145,963
            2,203 Titanium Metals Corp. (b) (c)........        53,181
           26,522 USEC, Inc............................       256,998
            2,651 Wheeling-Pittsburgh Corp. (b) (c)....       102,170
                                                        -------------
                                                            6,333,670
                                                        -------------

                  MULTI-UTILITIES--0.6%
           74,687 Aquila, Inc. (b) (c).................       275,595
           14,542 Avista Corp..........................       256,957
          131,826 Calpine Corp. (b) (c)................       519,395
           60,420 CMS Energy Corp. (b) (c).............       631,389
           11,374 Energen Corp.........................       670,497
                                                        -------------
                                                            2,353,833
                                                        -------------

                  MULTILINE RETAIL--0.2%
           15,777 99 Cents Only Stores (b) (c).........       254,956
           13,765 Fred's, Inc. (c).....................       239,511
            9,069 ShopKo Stores, Inc. (b)..............       169,409
            8,286 Tuesday Morning Corp. (b)............       253,800
                                                        -------------
                                                              917,676
                                                        -------------

                  OIL & GAS--2.9%
            5,627 Berry Petroleum Co. (b) (c)..........       268,408
            7,247 Brigham Exploration Co. (b) (c)......        65,223
           10,438 Cabot Oil & Gas Corp.................       461,881
            4,125 Callon Petroleum Co. (b).............        59,647
            7,981 Cheniere Energy, Inc. (b) (c)........       508,390
           13,034 Cimarex Energy Co. (b)...............       493,989
           10,637 Comstock Resources, Inc. (b).........       234,546
            5,181 Delta Petroleum Corp. (b) (c)........        81,238
           17,365 Denbury Resources, Inc. (b)..........       476,669
            4,235 Edge Petroleum Corp. (b).............        61,746
            4,200 Education Lending Group, Inc. (b) (c)        65,142
            7,156 Encore Aquisition Co. (b)............       249,816
            6,784 Energy Partners, Ltd. (b) (c)........       137,512
           15,805 Forest Oil Corp. (b).................       501,335
            8,619 Frontier Oil Corp. (c)...............       229,783
            8,709 FX Energy, Inc. (b) (c)..............       101,721
            3,544 Giant Industries, Inc. (b) (c).......        93,951
            6,432 Holly Corp. (c)......................       179,260
            4,008 Houston Exploration Co. (b)..........       225,690
           14,934 KCS Energy, Inc. (b) (c).............       220,724
           25,812 Magnum Hunter Resources, Inc. (b) (c)       332,975
            4,011 McMoran Exploration Co. (b) (c)......        75,006
           19,468 Meridian Resource Corp. (b) (c)......       117,781

                                                            VALUE
         SHARES                                            (NOTE 1)
         -------------------------------------------------------------

                 OIL & GAS--(CONTINUED)
          13,199 Mission Resources Corp. (b)............ $      77,082
           8,618 Overseas Shipholding Group, Inc........       475,714
           5,791 Penn Virginia Corp.....................       234,941
           5,229 Petroleum Development Corp.............       201,683
          25,043 Plains Exploration & Production Co. (b)       651,118
           9,308 Quicksilver Resources, Inc. (b) (c)....       342,348
          20,296 Range Resources Corp. (c)..............       415,256
           6,868 Remington Oil Gas Corp. (b)............       187,153
           5,263 Resource America, Inc. (c).............       171,047
          10,964 Southwestern Energy Co. (b)............       555,765
           7,514 Spinnaker Exploration Co. (b)..........       263,516
           9,540 St. Mary Land & Exploration Co. (c)....       398,200
           7,009 Stone Energy Corp. (b).................       316,036
           8,423 Swift Energy Co. (b)...................       243,762
          21,765 Tesoro Petroleum Corp. (b).............       693,433
          17,552 Vintage Petroleum, Inc.................       398,255
           8,368 Whiting Petroleum Corp. (b)............       253,132
                                                         -------------
                                                            11,120,874
                                                         -------------

                 PAPER & FOREST PRODUCTS--0.4%
           8,960 Buckeye Technologies, Inc. (b).........       116,570
           3,743 Deltic Timber Corp. (b) (c)............       158,890
           9,400 Glatfelter (c).........................       143,632
           5,609 Pope & Talbot, Inc.....................        95,970
           9,301 Potlatch Corp. (c).....................       470,444
           4,343 Schweitzer-Mauduit International, Inc..       147,445
          14,665 Wausau-Mosinee Paper Corp..............       261,917
                                                         -------------
                                                             1,394,868
                                                         -------------

                 PERSONAL PRODUCTS--0.4%
           5,452 Chattem, Inc. (b) (c)..................       180,461
           1,701 DEL Laboratories, Inc. (c).............        59,110
           7,262 Elizabeth Arden, Inc. (b) (c)..........       172,400
          12,513 Harvest Natural Resources, Inc.........       216,099
           4,832 Mannatech, Inc. (c)....................        92,001
           3,864 Nature's Sunshine Products, Inc. (c)...        78,671
          16,776 NU Skin Enterprises, Inc...............       425,775
           9,893 Playtex Products, Inc. (b).............        79,045
          47,536 Revlon, Inc. (b).......................       109,333
           2,959 USANA Health Sciences, Inc. (c)........       101,198
                                                         -------------
                                                             1,514,093
                                                         -------------

                 PHARMACEUTICALS--1.9%
           5,613 Able Laboratories, Inc. (c)............       127,696
          13,429 Adolor Corp. (b) (c)...................       133,216
          28,720 Alkermes, Inc. (b) (c).................       404,665
          13,761 Alpharma, Inc..........................       233,249
           7,941 Antigenics, Inc. (b) (c)...............        80,363
          14,575 Ariad Pharmaceuticals, Inc. (b) (c)....       108,292
          12,957 AtheroGenics, Inc. (c).................       305,267
           5,447 Bentley Pharmaceuticals, Inc. (c)......        58,555
           5,194 Bone Care International, Inc. (b) (c)..       144,653
           4,061 Bradley Pharmaceuticals, Inc. (b) (c)..        78,783
          10,000 Connetics Corp. (b) (c)................       242,900

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-263

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

COMMON STOCKS--(CONTINUED)


                                                                VALUE
     SHARES                                                    (NOTE 1)
     ---------------------------------------------------------------------

             PHARMACEUTICALS--(CONTINUED)
       9,721 Cypress Biosciences, Inc. (b).................. $     136,677
      12,664 Discovery Laboratories, Inc....................       100,426
       4,445 DOV Pharmaceutical, Inc. (c)...................        80,232
       8,584 First Horizon Pharmaceutical (b) (c)...........       196,488
      17,970 Genaera Corp. (b) (c)..........................        61,457
      15,206 Guilford Pharmaceuticals, Inc. (b) (c).........        75,270
       5,381 HealthExtras, Inc. (b) (c).....................        87,710
       4,898 Hollis-Eden Pharmaceuticals, Inc. (c)..........        46,139
      15,628 Impax Laboratories, Inc. (b) (c)...............       248,173
      12,311 Inspire Pharmaceutical, Inc. (b)...............       206,456
      11,199 K-V Pharmaceutical Co. (Class A) (b) (c).......       246,938
      23,637 Ligand Pharmaceuticals, Inc. (Class B) (b) (c).       275,135
       4,398 Mannkind Corp. (b) (c).........................        69,269
       3,376 Nitromed, Inc. (b) (c).........................        89,970
       7,233 Noven Pharmaceuticals, Inc. (b)................       123,395
      12,013 NPS Pharmaceuticals, Inc. (b) (c)..............       219,598
      20,236 Oscient Pharmaceuticals Corp. (b)..............        73,861
       8,321 Pain Therapeutics, Inc. (b) (c)................        59,994
      13,003 Palatin Technologies, Inc......................        34,588
      10,957 Par Pharmaceutical Cos., Inc. (b)..............       453,401
       5,789 Penwest Pharmaceuticals Co. (b) (c)............        69,237
      21,707 Perrigo Co.....................................       374,880
       6,732 Pharmacyclics, Inc. (b) (c)....................        70,484
       4,783 Pharmion Corp. (b) (c).........................       201,890
      29,162 Pharmos Corp. (b) (c)..........................        41,410
       7,383 Pozen, Inc. (b) (c)............................        53,674
      10,936 Salix Pharmaceuticals, Ltd. (c)................       192,364
      10,310 Star Scientific, Inc. (b) (c)..................        52,426
      11,320 Supergen, Inc. (b) (c).........................        79,806
      14,808 The Medicines Co. (b) (c)......................       426,470
       4,867 Trimeris, Inc. (b) (c).........................        68,965
      26,719 Valeant Pharmaceuticals International, Inc. (c)       704,046
      15,418 Zila, Inc. (b).................................        65,989
                                                             -------------
                                                                 7,204,457
                                                             -------------

             REAL ESTATE--6.9%
      11,275 Aames Investment Corp. (REIT) (c)..............       120,643
       8,031 Acadia Realty Trust (REIT).....................       130,905
       8,033 Affordable Residential Communities (REIT) (c)..       115,274
         712 Alexander's, Inc. (REIT) (b) (c)...............       153,080
       5,881 Alexandria Real Estate Equities, Inc. (REIT)...       437,664
       3,997 American Campus Communities, Inc. (REIT).......        89,893
      34,894 American Financial Realty Trust (REIT).........       564,585
      10,923 American Home Mortgage Investment Corp. (REIT).       374,113
       8,125 AMLI Residential Properties Trust (REIT) (c)...       260,000
      17,065 Anthracite Capital, Inc. (REIT) (c)............       210,923
      13,991 Anworth Mortgage Asset Corp. (REIT) (c)........       149,844
       2,373 Arbor Realty Trust, Inc. (REIT) (b)............        58,233
       6,766 Ashford Hospitality Trust, Inc. (REIT).........        73,546
       1,399 Avatar Holding, Inc. (b) (c)...................        67,292
       4,713 Bedford Property Investors, Inc. (REIT) (c)....       133,896
       4,855 Bimini Management, Inc. (REIT).................        77,971
       8,757 BioMed Realty Trust, Inc. (REIT) (c)...........       194,493
       5,473 Bluegreen Corp. (b) (c)........................       108,530
      15,113 Brandywine Realty Trust (REIT) (b).............       444,171

                                                                  VALUE
    SHARES                                                       (NOTE 1)
    ------------------------------------------------------------------------

            REAL ESTATE--(CONTINUED)
     10,404 Capital Automotive (REIT)......................... $     369,602
      7,524 Capital Lease Funding, Inc. (REIT) (c)............        94,050
      3,168 Capital Trust, Inc. (REIT) (c)....................        97,289
      4,958 Capstead Mortgage Corp. (REIT) (c)................        52,257
     17,283 CarrAmerica Realty Corp. (REIT)...................       570,339
      8,042 CB Richard Ellis Group, Inc. (b)..................       269,809
      5,543 Cedar Shopping Centers, Inc. (REIT)...............        79,265
      6,234 Colonial Properties Trust (REIT) (c)..............       244,809
     15,740 Commercial Net Lease Realty (REIT)................       324,244
      2,042 Consolidated Tomoka Land Co.......................        87,806
     15,065 Cornerstone Realty Income Trust, Inc. (REIT)......       150,349
     10,355 Corporate Office Properties Trust (REIT) (c)......       303,919
      3,708 Correctional Properties Trust (REIT)..............       107,087
     11,460 Cousins Properties, Inc. (REIT)...................       346,894
      8,360 CRT Properties, Inc. (REIT).......................       199,470
      6,160 Digital Realty Trust, Inc. (REIT).................        82,975
      6,425 EastGroup Properties, Inc. (REIT) (c).............       246,206
      7,169 Entertainment Properties Trust (REIT) (c).........       319,379
     13,405 Equity Inns, Inc. (REIT)..........................       157,375
      5,539 Equity Lifestyle Properties, Inc. (REIT) (c)......       198,019
      9,921 Equity One, Inc. (REIT)...........................       235,425
      7,281 Essex Property Trust, Inc. (REIT).................       610,148
      6,621 Extra Space Storage, Inc. (REIT) (c)..............        88,258
     14,930 FelCor Lodging Trust, Inc. (REIT) (c).............       218,725
     12,667 First Industrial Realty Trust, Inc. (REIT) (c)....       515,927
      9,807 Gables Residential Trust (REIT)...................       350,993
      6,406 Getty Realty Corp. (REIT).........................       184,044
      8,997 Glenborough Realty Trust, Inc. (REIT).............       191,456
     10,960 Glimcher Realty Trust (REIT) (c)..................       303,702
      3,174 Global Signal, Inc. (REIT) (c)....................        87,412
      8,806 GMH Communities Trust (REIT)......................       124,165
      6,482 Government Properties Trust, Inc. (REIT) (c)......        63,913
     14,975 Healthcare Realty Trust, Inc. (REIT)..............       609,482
      8,714 Heritage Property Investment Trust, Inc. (REIT)...       279,632
     11,307 Highland Hospitality Corp. (REIT).................       127,091
     16,888 Highwoods Properties, Inc. (REIT).................       467,798
      9,766 Home Properties of New York, Inc. (REIT)..........       419,938
     11,206 HomeBanc Corp. (REIT).............................       108,474
     20,757 IMPAC Mortage Holdings, Inc. (REIT)...............       470,561
      8,950 Innkeepers USA Trust (REIT).......................       127,090
     12,856 Investors Real Estate Trust (REIT)................       134,859
      9,594 Jones Lang LaSalle, Inc. (b)......................       358,912
      9,173 Kilroy Realty Corp. (REIT)........................       392,146
      5,661 Kite Realty Group Trust (REIT)....................        86,500
      8,485 Kramont Realty Trust (REIT).......................       198,549
      8,909 LaSalle Hotel Properties (REIT)...................       283,573
     15,085 Lexington Corporate Properties Trust (REIT).......       340,619
      5,486 LNR Property Corp.................................       345,124
      4,753 LTC Properties, Inc. (REIT).......................        94,632
     11,837 Luminent Mortgage Capital, Inc. (c)...............       140,860
     10,875 Maguire Properties, Inc. (REIT) (c)...............       298,628
     27,812 MeriStar Hospitality Corp. (REIT).................       232,230
     24,162 MFA Mortgage Investment, Inc. (REIT)..............       213,109
      5,736 Mid-America Apartment Communities, Inc. (REIT) (c)       236,438
      6,339 Mission West Properties, Inc. (REIT) (c)..........        67,447

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-264

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

COMMON STOCKS--(CONTINUED)


                                                                   VALUE
  SHARES                                                          (NOTE 1)
  ---------------------------------------------------------------------------

          REAL ESTATE--(CONTINUED)
    6,746 National Health Investors, Inc. (REIT) (b)........... $     196,848
   20,837 Nationwide Health Properties, Inc. (REIT)............       494,879
   12,408 New Century Financial Corp. (REIT) (c)...............       792,995
   10,790 Newcastle Investment Corp. (REIT)....................       342,906
    7,683 Novastar Financial, Inc. (REIT) (c)..................       380,309
   15,032 Omega Healthcare Investors, Inc. (REIT)..............       177,378
    3,560 Parkway Properties, Inc. (REIT)......................       180,670
   10,295 Pennsylvania Real Estate Investment Trust (REIT).....       440,626
   12,685 Post Properties, Inc. (REIT).........................       442,706
   14,162 Prentiss Properties Trust (REIT).....................       540,988
    4,969 PS Business Parks, Inc. (REIT) (c)...................       224,102
    7,833 RAIT Investment Trust (REIT).........................       219,089
    4,666 Ramco-Gershenson Property Trust (REIT)...............       150,479
   12,598 Realty Income Corp. (REIT) (c).......................       637,207
    5,541 Redwood Trust, Inc. (REIT)...........................       344,041
    3,616 Saul Centers, Inc. (REIT)............................       138,312
   15,351 Saxon Capital, Inc. (REIT)...........................       368,270
   17,568 Senior Housing Properties Trust (REIT) (c)...........       332,738
    4,943 Sovran Self Storage, Inc. (REIT).....................       208,298
    6,612 Strategic Hotel Capital, Inc. (REIT) (c).............       109,098
    9,733 Summit Properties, Inc. (REIT).......................       316,906
    4,815 Sun Communities, Inc. (REIT).........................       193,804
    6,789 Sunstone Hotel Investments, Inc. (REIT) (b)..........       141,075
    8,784 Tanger Factory Outlet Centers, Inc. (REIT)...........       232,425
   15,638 Taubman Centers, Inc. (REIT).........................       468,358
    4,740 The Town & Country Trust (REIT) (c)..................       130,966
   10,225 Trammell Crow Co. (b)................................       185,175
    7,967 U-Store-It Trust (REIT) (c)..........................       138,227
    8,052 U.S. Restaurant Properties, Inc. (REIT) (c)..........       145,419
    3,614 Universal Health Realty Income Trust, Inc. (REIT) (c)       116,118
    6,696 Urstadt Biddle Properties, Inc. (REIT)...............       114,167
   13,659 Washington Real Estate Investment Trust (REIT) (c)...       462,630
    7,812 Winston Hotels, Inc.(REIT) (c).......................        92,260
                                                                -------------
                                                                   26,533,528
                                                                -------------

          ROAD & RAIL--1.4%
    7,727 Arkansas Best Corp. (b) (c)..........................       346,865
    3,030 Covenant Transport, Inc. (b).........................        63,085
    8,318 Dollar Thrifty Automotive Group, Inc. (b)............       251,204
    6,933 Florida East Coast Indiana, Inc. (c).................       312,678
    6,063 Genesee & Wyoming, Inc. (b)..........................       170,552
   13,348 Heartland Express, Inc. (b) (c)......................       299,930
   18,824 Kansas City Southern Industries, Inc. (b) (c)........       333,749
   10,814 Knight Transportation, Inc. (b)......................       268,187
   33,125 Laidlaw International, Inc. (b)......................       708,875
    9,347 Landstar System, Inc. (b)............................       688,313
    3,152 Marten Transport, Ltd. (b)...........................        71,645
    5,547 Old Dominion Freight Line, Inc. (b)..................       193,036
    9,020 Pacer International, Inc.............................       191,765
    2,239 PDI, Inc.............................................        49,885
   12,004 RailAmerica, Inc. (b) (c)............................       156,652
    4,969 SCS Transportation, Inc..............................       116,125
   15,956 Swift Transportation Co., Inc. (b) (c)...............       342,735
    8,299 USF Corp.............................................       314,947

                                                              VALUE
        SHARES                                               (NOTE 1)
        ----------------------------------------------------------------

                ROAD & RAIL--(CONTINUED)
         15,392 Werner Enterprises, Inc................... $     348,475
                                                           -------------
                                                               5,228,703
                                                           -------------

                SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT--3.1%
          8,453 Actel Corp. (b) (c).......................       148,266
          3,170 ADE Corp. (b) (c).........................        59,342
          5,562 Advanced Energy Industries, Inc. (b) (c)..        50,781
         10,109 AMIS Holdings, Inc. (b)...................       167,001
         16,323 Asyst Technologies, Inc. (b)..............        83,084
          9,517 ATMI, Inc. (b) (c)........................       214,418
         34,912 Axcelis Technologies, Inc. (b)............       283,835
         15,356 Brooks Automation, Inc. (b) (c)...........       264,430
          7,983 Cabot Microelectronics Corp. (b) (c)......       319,719
          7,052 California Micro Devices Corp. (b)........        49,999
         24,607 Cirrus Logic, Inc. (b) (c)................       135,585
          6,914 Cohu, Inc.................................       128,324
         30,683 Credence Systems Corp. (b) (c)............       280,749
         11,512 Cymer, Inc. (b) (c).......................       340,064
          2,228 Diodes, Inc. (c)..........................        50,420
          9,744 DSP Group, Inc. (b).......................       217,583
          3,951 Dupont Photomasks, Inc. (b) (c)...........       104,346
         26,223 Emulex Corp. (b) (c)......................       441,595
         14,120 Entegris, Inc. (b)........................       140,494
         11,737 ESS Technology, Inc. (b)..................        83,450
         14,200 Exar Corp. (b)............................       201,498
          7,395 FEI Co. (b)...............................       155,295
          8,975 FormFactor, Inc. (b) (c)..................       243,581
         12,064 Genesis Microchip, Inc. (c)...............       195,678
          9,273 Helix Technology Corp.....................       161,257
         33,601 Integrated Device Technology, Inc. (b) (c)       388,428
         12,062 Integrated Silicon Solution, Inc. (b) (c).        98,908
         22,880 Kopin Corp. (b)...........................        88,546
         17,667 Kulicke & Soffa Industries, Inc. (b) (c)..       152,289
         35,882 Lattice Semiconductor Corp. (b) (c).......       204,527
         15,723 LTX Corp. (b) (c).........................       120,910
         13,025 Mattson Technology, Inc. (b) (c)..........       146,661
         21,960 Micrel, Inc. (b) (c)......................       241,999
         20,544 Microsemi Corp. (b).......................       356,644
         16,160 Microtune, Inc. (b) (c)...................        98,738
         33,697 Mindspeed Technologies, Inc. (c)..........        93,678
         13,635 MIPS Technologies, Inc. (b) (c)...........       134,305
         10,424 MKS Instruments, Inc. (b).................       193,365
         13,263 Mykrolis Corp.............................       187,937
         16,788 OmniVision Technologies, Inc. (b) (c).....       308,060
         38,899 ON Semiconductor Corp. (b) (c)............       176,601
          5,114 PDF Solutions, Inc. (c)...................        82,387
          6,962 Pericom Semiconductor Corp. (b)...........        65,652
          9,583 Photronics, Inc. (b) (c)..................       158,119
         13,479 Pixelworks, Inc. (b) (c)..................       152,852
          6,528 PLX Technology, Inc. (b)..................        67,891
          1,922 PortalPlayer, Inc. (b)....................        47,435
          9,121 Power Integrations, Inc. (b)..............       180,413
         60,946 RF Micro Devices, Inc. (b) (c)............       416,871
          3,886 Rudolph Technologies, Inc. (b) (c)........        66,723

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-265

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

COMMON STOCKS--(CONTINUED)


                                                               VALUE
       SHARES                                                 (NOTE 1)
       ------------------------------------------------------------------

               SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT--(CONTINUED)
         7,937 Sigmatel, Inc. (b).......................... $     282,002
        24,644 Silicon Image, Inc. (b).....................       405,640
        28,215 Silicon Storage Technology, Inc. (b)........       167,879
         2,089 Siliconix, Inc. (b).........................        76,228
         3,789 SiRF Technology Holdings, Inc. (b) (c)......        48,196
        47,458 Skyworks Solutions, Inc. (b) (c)............       447,529
         6,018 Standard Microsystems Corp. (b).............       107,301
         3,144 Supertex, Inc. (b)..........................        68,225
         7,847 Tessera Technologies, Inc. (b)..............       291,987
        52,041 Transmeta Corp. (c).........................        84,827
         6,244 Trident Microsystems, Inc. (b) (c)..........       104,400
        47,255 TriQuint Semiconductor, Inc. (b) (c)........       210,285
         7,164 Ultratech, Inc. (b).........................       135,041
        11,577 Varian Semiconductor Equipment, Inc. (b)....       426,612
        72,887 Vitesse Semiconductor Corp. (c).............       257,291
        14,401 Zoran Corp. (b) (c).........................       166,764
                                                            -------------
                                                               12,030,940
                                                            -------------

               SOFTWARE--3.4%
        17,605 Actuate Corp. (b)...........................        44,893
         7,677 Advent Software, Inc. (b)...................       157,225
         8,713 Allscripts Heathcare Solutions, Inc. (b) (c)        92,968
         6,720 Altiris, Inc. (b) (c).......................       238,090
         9,300 ANSYS, Inc..................................       298,158
        20,569 Ascential Software Corp. (b)................       335,480
        12,519 Aspen Technology, Inc. (b) (c)..............        77,743
         9,546 Authentidate Holding Corp. (b) (c)..........        59,090
        25,131 Borland Software Corp. (b) (c)..............       293,530
        23,667 Chordiant Software, Inc. (b)................        53,961
         5,421 Concord Communications, Inc. (b) (c)........        60,065
         7,655 Concur Technologies, Inc....................        68,206
        19,793 E. Piphany, Inc. (b)........................        95,600
        13,688 Eclipsys Corp. (b) (c)......................       279,646
         7,079 Embarcadero Technologies, Inc. (b) (c)......        66,613
        17,289 Entrust, Inc. (b)...........................        65,525
        14,628 Epicor Software Corp. (c)...................       206,109
         4,544 EPIQ System, Inc. (b) (c)...................        66,524
         6,508 FactSet Research Systems, Inc. (c)..........       380,327
        13,487 FalconStor Software, Inc. (c)...............       129,071
         3,508 Faro Technologies, Inc. (b).................       109,379
        12,065 Filenet Corp. (b)...........................       310,794
        12,260 Hyperion Solutions Corp. (b) (c)............       571,561
        27,709 Informatica Corp. (b).......................       224,997
        11,469 Intervoice, Inc. (b)........................       153,111
         9,136 Ivillage, Inc. (b)..........................        56,460
         9,424 JDA Software Group, Inc. (b)................       128,355
        12,077 KFX, Inc. (c)...............................       175,358
         9,350 Kronos, Inc. (b) (c)........................       478,065
        18,216 Lawson Software, Inc. (b) (c)...............       125,144
        15,747 Macrovision Corp. (b).......................       405,013
         7,910 Magma Design Automation, Inc. (b) (c).......        99,350
         9,679 Manhattan Associates, Inc. (b) (c)..........       231,135
         6,849 MAPICS, Inc.................................        72,257
         6,753 MapInfo Corp. (b)...........................        80,901
        23,916 Mentor Graphics Corp. (b) (c)...............       365,676

                                                                  VALUE
    SHARES                                                       (NOTE 1)
    ------------------------------------------------------------------------

            SOFTWARE--(CONTINUED)
      3,753 Merge Technologies, Inc. (b) (c).................. $      83,504
     25,452 Micromuse, Inc. (b)...............................       141,259
      4,770 Micros Systems, Inc. (b)..........................       372,346
      3,790 MicroStrategy, Inc. (c)...........................       228,347
      6,430 MRO Software, Inc. (b)............................        83,719
     10,246 MSC.Software Corp. (b) (c)........................       107,276
     18,957 NETIQ Corp. (b)...................................       231,465
      3,947 Open Solutions, Inc. (b)..........................       102,464
     10,674 Packeteer, Inc. (b)...............................       154,239
      4,156 PalmSource, Inc. (b) (c)..........................        52,947
     85,578 Parametric Technology Corp. (b) (c)...............       504,054
      7,725 Plato Learning, Inc. (b)..........................        57,551
      9,289 Progress Software Corp. (b).......................       216,898
      1,152 Quality Systems, Inc. (c).........................        68,890
     16,049 Quest Software, Inc. (b)..........................       255,982
      2,952 Renaissance Learning, Inc. (b) (c)................        54,789
     19,717 RSA Security, Inc. (b)............................       395,523
          1 Safalink Corp.....................................             3
      7,401 SafeNet, Inc. (c).................................       271,913
      4,042 Salesforce.com, Inc. (b) (c)......................        68,471
     26,265 ScanSoft, Inc. (c)................................       110,050
      7,904 SeaChange International, Inc. (b) (c).............       137,846
     12,086 Secure Computing Corp. (b)........................       120,618
      8,957 Serena Software, Inc. (b) (c).....................       193,829
      5,380 Sonic Solutions, Inc. (c).........................       120,727
      4,095 SPSS, Inc. (b)....................................        64,046
      3,686 SS&C Technologies, Inc............................        76,116
     14,659 Take-Two Interactive Software, Inc. (b) (c).......       509,987
      4,488 TALX Corp. (b)....................................       115,746
      5,243 The Ultimate Software Group, Inc. (b).............        66,481
     12,229 THQ, Inc. (b) (c).................................       280,533
     11,959 Transaction Systems Architects, Inc. (Class A) (b)       237,386
      3,696 Ulticom, Inc. (b) (c).............................        59,247
      3,829 Verint Systems, Inc. (b)..........................       139,108
      9,757 Verity, Inc. (b)..................................       128,012
     25,836 Wind River Systems, Inc. (b) (c)..................       350,078
      6,845 Witness Systems, Inc. (b).........................       119,514
                                                               -------------
                                                                  12,937,344
                                                               -------------

            SPECIALTY RETAIL--3.0%
      4,205 A.C. Moore Arts & Crafts, Inc. (b) (c)............       121,146
     12,801 Aaron Rents, Inc. (Class B) (c)...................       320,025
     17,662 Aeropostale, Inc. (b) (c).........................       519,793
      1,395 America's Car-Mart, Inc. (c)......................        53,010
      6,591 Big 5 Sporting Goods Corp. (c)....................       192,062
      6,538 Brookstone, Inc. (b)..............................       127,818
      3,295 Buckle, Inc. (b)..................................        97,202
      2,752 Build-A-Bear-Workshop, Inc. (b) (c)...............        96,733
      3,822 Building Materials Holdings Corp. (b) (c).........       146,344
      6,057 Burlington Coat Factory Warehouse Corp. (b).......       137,494
      5,528 Cato Corp. (c)....................................       159,317
     36,594 Charming Shoppes, Inc. (b)........................       342,886
      5,550 Childrens Place Retail Stores, Inc. (b) (c).......       205,516
     11,991 Christopher & Banks Corp. (c).....................       221,234
      7,641 Cost Plus, Inc. (b)...............................       245,505

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-266

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

COMMON STOCKS--(CONTINUED)


                                                            VALUE
         SHARES                                            (NOTE 1)
         -------------------------------------------------------------

                 SPECIALTY RETAIL--(CONTINUED)
          14,942 CSK Auto Corp. (b)..................... $     250,129
           9,566 Dick's Sporting Goods, Inc. (b) (c)....       336,245
           8,168 Dress Barn, Inc. (b) (c)...............       143,757
           4,422 Electronics Boutique Holding Corp......       189,881
          11,621 GameStop Corp. (Class B) (b)...........       260,427
           7,205 Genesco, Inc. (b) (c)..................       224,364
           7,543 Goody's Family Clothing, Inc. (c)......        68,943
           5,854 Group 1 Automotive, Inc. (b)...........       184,401
           7,791 Guitar Center, Inc. (b) (c)............       410,508
           4,608 Hancock Fabrics, Inc. (c)..............        47,785
           5,275 Haverty Furniture Cos., Inc............        97,587
           7,557 Hibbett Sporting Goods, Inc. (b).......       201,092
          19,040 Hollywood Entertainment Corp. (b) (c)..       249,234
          16,778 Hot Topic, Inc. (b) (c)................       288,414
           6,543 Jo Ann Stores, Inc.....................       180,194
           2,826 Jos. A. Bank Clothiers, Inc. (c).......        79,976
          13,942 Linens 'N Things, Inc. (b).............       345,762
           4,339 Lithia Motors, Inc. (b) (c)............       116,372
           3,841 MarineMax, Inc.........................       114,308
           3,183 Monro Muffler Brake, Inc...............        80,530
           9,750 Movie Gallery, Inc. (c)................       185,932
           3,087 New York & Co., Inc. (b)...............        50,997
           3,956 Party City Corp. (b)...................        51,151
          21,098 Payless Shoesource, Inc. (b) (c).......       259,505
          18,411 Pep Boys-Manny Moe & Jack..............       314,276
           6,328 Rent-Way, Inc. (b) (c).................        50,687
          11,658 Select Comfort Corp. (c)...............       209,144
           3,126 Sharper Image Corp. (c)................        58,925
           9,745 Sonic Automotive, Inc..................       241,676
           6,031 Stage Stores, Inc......................       250,407
           7,397 Stein Mart, Inc. (b)...................       126,193
           6,663 TBC Corp. (b)..........................       185,231
          11,157 The Bombay Co., Inc. (c)...............        61,698
          13,612 The Finish Line, Inc. (Class A) (c)....       249,100
           9,692 The Gymboree Corp. (b) (c).............       124,251
           9,582 The Men's Wearhouse, Inc. (b)..........       306,241
           7,197 The Sports Authority, Inc. (b) (c).....       185,323
          12,243 Too, Inc. (b)..........................       299,464
          10,197 Tractor Supply Co. (b) (c).............       379,430
           7,783 Trans World Entertainment Corp. (b) (c)        97,054
           6,364 United Auto Group, Inc. (b)............       188,311
           3,991 West Marine, Inc. (b) (c)..............        98,777
          16,716 Zale Corp. (b) (c).....................       499,307
                                                         -------------
                                                            11,329,074
                                                         -------------

                 TEXTILES, APPAREL & LUXURY GOODS--1.0%
           6,358 Brown Shoe Co., Inc. (b)...............       189,659
           2,235 Carter's, Inc. (b).....................        75,968
           2,327 Cherokee, Inc. (c).....................        82,097
           3,013 Deckers Outdoor Corp. (b) (c)..........       141,581
           6,509 DHB Industries, Inc. (c)...............       123,931
           4,996 Guess?, Inc............................        62,700
           7,913 Hartmarx Corp. (b).....................        61,484
           9,373 K-Swiss, Inc...........................       272,942
           9,059 Kellwood Co............................       312,535

                                                             VALUE
        SHARES                                              (NOTE 1)
        ---------------------------------------------------------------

                TEXTILES, APPAREL & LUXURY GOODS--(CONTINUED)
          2,769 Kenneth Cole Productions, Inc. (b)....... $      85,451
          4,534 Movado Group, Inc........................        84,559
          4,440 Oxford Industries, Inc. (c)..............       183,372
          8,966 Phillips Van Heusen Corp.................       242,082
         17,396 Quiksilver, Inc. (b).....................       518,227
          9,455 Russell Corp.............................       184,183
          6,446 Skechers U. S. A., Inc. (b)..............        83,540
          3,352 Steven Madden, Ltd. (b)..................        63,219
         13,783 Stride Rite Corp.........................       153,956
         14,705 The Warnaco Group, Inc...................       317,628
          3,018 UniFirst Corp............................        85,349
         12,373 Wolverine World Wide, Inc................       388,760
                                                          -------------
                                                              3,713,223
                                                          -------------

                THRIFTS & MORTGAGE FINANCE--2.1%
          5,304 Accredited Home Lenders Holding Co. (c)..       263,503
          6,914 Anchor Bancorp Wisconsin, Inc. (b).......       201,543
          4,713 Bank United Corp. (i)....................             0
         14,201 BankAtlantic Bancorp, Inc. (Class A).....       282,600
          8,289 BankUnited Financial Corp. (b) (c).......       264,833
          1,717 Berkshire Hill Bancorp, Inc..............        63,787
         19,909 Brookline Bancorp, Inc. (c)..............       324,915
         13,876 Charter Municipal Mortgage Acceptance Co.       339,129
          2,020 Citizens First Bancorp, Inc..............        48,844
          4,664 Clifton Savings Bancorp (c)..............        56,668
          4,289 Coastal Financial Corp. (c)..............        82,177
         12,204 Commercial Capital Bancorp, Inc. (c).....       282,889
         12,596 Commercial Federal Corp..................       374,227
         10,912 Dime Community Bancorp, Inc. (b).........       195,434
          6,262 Downey Financial Corp....................       356,934
          2,819 Federal Agricultural Mortage Corp. (b)...        65,683
          3,744 Fidelity Bankshares, Inc.................       160,093
         26,558 First Niagara Financial Group, Inc.......       370,484
          5,245 First Place Financial Corp. (c)..........       117,435
          5,072 FirstFed Financial Corp. (b).............       263,085
         10,415 Flagstar Bancorp, Inc. (c)...............       235,379
          5,115 Flushing Financial Corp..................       102,607
          3,600 Franklin Bank Corp. (b)..................        65,700
          2,161 Gabelli Asset Management, Inc. (b) (c)...       104,852
          3,939 Gladstone Capital Corp. (c)..............        93,354
          5,982 Harbor Florida Bancshares, Inc. (b)......       207,037
          3,556 Horizon Financial Corp...................        73,182
         10,820 Hudson River Bancorp, Inc................       214,128
          1,943 ITLA Capital Corp. (c)...................       114,229
          9,880 KNBT Bancorp.............................       166,972
          8,506 MAF Bancorp, Inc.........................       381,239
          6,125 Northwest Bancorp, Inc...................       153,676
          2,840 OceanFirst Financial Corp................        70,006
         13,008 Ocwen Financial Corp. (b) (c)............       124,356
         10,422 Partners Trust Financial Group, Inc......       121,416
          4,312 PFF Bancorp, Inc. (b)....................       199,775
         12,862 Provident Bancorp, Inc. (c)..............       169,650
         23,670 Provident Financial Services, Inc........       458,488
          7,637 Sterling Financial Corp. (Washington)....       299,829
          5,112 TierOne Corp.............................       127,033

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-267

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

COMMON STOCKS--(CONTINUED)


                                                             VALUE
         SHARES                                             (NOTE 1)
         --------------------------------------------------------------

                THRIFTS & MORTGAGE FINANCE--(CONTINUED)
          9,993 United Community Financial Corp. (c)..... $     111,922
          9,060 Waypoint Financial Corp..................       256,851
          2,138 WSFS Financial Corp......................       128,964
                                                          -------------
                                                              8,094,908
                                                          -------------

                TOBACCO--0.2%
         14,141 Dimon, Inc. (c)..........................        95,027
          4,780 Standard Commercial Corp.................        93,019
          7,899 Universal Corp...........................       377,888
          8,891 Vector Group, Ltd. (c)...................       147,860
                                                          -------------
                                                                713,794
                                                          -------------

                TRADING COMPANIES & DISTRIBUTORS--0.2%
          9,084 Applied Industrial Technologies, Inc.....       248,902
          1,405 Lawson Products, Inc.....................        70,854
         13,845 United Rentals, Inc. (b) (c).............       261,671
          7,183 Watsco, Inc..............................       252,985
                                                          -------------
                                                                834,412
                                                          -------------

                WATER UTILITIES--0.2%
          4,979 American State Water Co..................       129,454
          5,594 California Water Service Group...........       210,614
          2,619 Connecticut Water Service, Inc. (c)......        69,377
          3,736 Middlesex Water Co. (c)..................        70,760
          2,706 PICO Holdings, Inc. (b)..................        56,204
          2,310 SJW Corp.................................        84,084
          5,514 Southwest Water Co. (c)..................        74,157
                                                          -------------
                                                                694,650
                                                          -------------

                WIRELESS TELECOMMUNICATION SERVICES--0.4%
          3,821 Airgate PCS, Inc. (b)....................       136,028
         23,485 Alamosa Holdings, Inc. (b) (c)...........       292,858
          5,257 Boston Communications Group, Inc. (b)....        48,575
          3,805 EMS Technologies, Inc....................        63,239
         12,775 Price Communications Corp. (b)...........       237,487
         13,967 SBA Communications Corp. (b) (c).........       129,614
          8,940 USA Mobility, Inc. (b)...................       315,671
         15,443 Wireless Facilities, Inc. (b) (c)........       145,782
                                                          -------------
                                                              1,369,254
                                                          -------------
                Total Common Stocks
                 (Identified Cost $291,469,053)..........   367,272,532
                                                          -------------

      BONDS & NOTES--0.0%
         FACE                                                      VALUE
        AMOUNT                                                    (NOTE 1)
      -----------------------------------------------------------------------

                     METALS & MINING--0.0%
      $    91,000    Mueller Industries, Inc. 6.000%, 11/01/14 $      89,180
                                                               -------------
                     Total Bonds & Notes
                      (Identified Cost $89,204)...............        89,180
                                                               -------------

      SHORT TERM INVESTMENTS--4.7%
         FACE                                                      VALUE
        AMOUNT                                                    (NOTE 1)
      -----------------------------------------------------------------------

                     DISCOUNT NOTES--4.7%
        5,175,000    Federal Home Loan Bank 1.000%, 01/03/05..     5,174,713
        2,000,000    Federal Home Loan Mortgage
                      2.005%, 01/14/05........................     1,998,599
        4,000,000    Federal Home Loan Mortgage
                      2.300%, 03/08/05........................     3,983,060
        4,000,000    Federal Home Loan Mortgage
                      2.380%, 03/15/05........................     3,980,695
        3,000,000    Federal National Mortgage Association
                      2.300%, 03/02/05........................     2,988,500
                                                               -------------
                                                                  18,125,567
                                                               -------------
                     Total Short Term Investments
                      (Identified Cost $18,125,567)...........    18,125,567
                                                               -------------
                     Total Investments--100.8%
                      (Identified Cost $309,683,824) (a)......   385,487,279
                     Other assets less liabilities............    (3,206,856)
                                                               -------------
                     TOTAL NET ASSETS--100%................... $ 382,280,423
                                                               =============

FUTURES CONTRACTS

                       EXPIRATION NUMBER OF  CONTRACT   VALUATION AS OF  UNREALIZED
FUTURES CONTRACTS LONG    DATE    CONTRACTS   AMOUNT      12/31/2004    APPRECIATION
---------------------- ---------- --------- ----------- --------------- ------------
  Russell 2000 Index.. 3/17/2005     44     $13,830,520   $14,386,900     $556,380
                                                                          ========

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-268

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2004

      ASSETS
        Investments at value.....................             $385,487,279
        Cash.....................................                   21,311
        Collateral for securities loaned.........               96,390,399
        Receivable for:
         Securities sold.........................                  270,509
         Fund shares sold........................                  179,886
         Futures variation margin................                    8,370
         Dividends and interest..................                  451,994
                                                              ------------
          Total Assets...........................              482,809,748
      LIABILITIES
        Payable for:
         Fund shares redeemed.................... $ 1,945,164
         Securities purchased....................   2,019,868
         Withholding taxes.......................          90
         Return of collateral for securities
          loaned.................................  96,390,399
        Accrued expenses:
         Management fees.........................      79,442
         Service and distribution fees...........      21,954
         Other expenses..........................      72,408
                                                  -----------
          Total Liabilities......................              100,529,325
                                                              ------------
      NET ASSETS.................................             $382,280,423
                                                              ============
        Net assets consist of:
         Capital paid in.........................             $288,767,993
         Undistributed net investment income.....                2,698,147
         Accumulated net realized gains
          (losses)...............................               14,454,448
         Unrealized appreciation (depreciation)
          on investments and futures contracts...               76,359,835
                                                              ------------
      NET ASSETS.................................             $382,280,423
                                                              ============
      Computation of offering price :
      CLASS A
      Net asset value and redemption price per
       share ($254,897,517 divided by
       18,194,147 shares outstanding)............             $      14.01
                                                              ============
      CLASS B
      Net asset value and redemption price per
       share ($76,322,182 divided by
       5,521,882 shares outstanding).............             $      13.82
                                                              ============
      CLASS E
      Net asset value and redemption price per
       share ($51,060,724 divided by
       3,659,190 shares outstanding).............             $      13.95
                                                              ============
      Identified cost of investments.............             $309,683,824
                                                              ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2004

     INVESTMENT INCOME
       Dividends...............................             $ 4,155,559(a)
       Interest................................                 327,089(b)
                                                            -----------
                                                              4,482,648
     EXPENSES
       Management fees......................... $   831,185
       Service and distribution fees--Class B..     135,931
       Service and distribution fees--Class E..      70,520
       Directors' fees and expenses............      23,099
       Custodian...............................     223,742
       Audit and tax services..................      21,371
       Legal...................................       8,442
       Printing................................      96,662
       Insurance...............................       6,479
       Miscellaneous...........................       9,137
                                                -----------
       Total expenses..........................               1,426,568
                                                            -----------
     NET INVESTMENT INCOME.....................               3,056,080
                                                            -----------
     REALIZED AND UNREALIZED GAIN (LOSS)
     Realized gain (loss) on:
       Investments--net........................  16,276,180
       Futures contracts--net..................   1,681,637  17,957,817
                                                -----------
     Unrealized appreciation (depreciation) on:
       Investments--net........................  33,758,715
       Futures contracts--net..................     407,849  34,166,564
                                                ----------- -----------
     Net gain (loss)...........................              52,124,381
                                                            -----------
     NET INCREASE (DECREASE) IN NET ASSETS
      FROM OPERATIONS..........................             $55,180,461
                                                            ===========

(a)Net of foreign taxes of $1,182.
(b)Includes income on securities loaned of $194,987.

                See accompanying notes to financial statements.

                                    MSF-269

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                                      YEAR ENDED    YEAR ENDED
                                                                     DECEMBER 31,  DECEMBER 31,
                                                                         2004          2003
                                                                     ------------  ------------
FROM OPERATIONS
  Net investment income............................................. $  3,056,080  $  1,731,802
  Net realized gain.................................................   17,957,817     6,096,509
  Unrealized appreciation...........................................   34,166,564    72,846,941
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................   55,180,461    80,675,252
                                                                     ------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................   (1,105,498)   (1,112,568)
    Class B.........................................................     (167,111)     (102,909)
    Class E.........................................................     (228,581)      (81,295)
                                                                     ------------  ------------
  TOTAL DISTRIBUTIONS...............................................   (1,501,190)   (1,296,772)
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.   33,887,460    64,625,698
                                                                     ------------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................   87,566,731   144,004,178

NET ASSETS
  Beginning of the period...........................................  294,713,692   150,709,514
                                                                     ------------  ------------
  End of the period................................................. $382,280,423  $294,713,692
                                                                     ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $  2,698,147  $  1,846,608
                                                                     ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                      YEAR ENDED                YEAR ENDED
                                                                   DECEMBER 31, 2004         DECEMBER 31, 2003
                                                               ------------------------  ------------------------
                                                                 SHARES          $         SHARES          $
                                                               ----------  ------------  ----------  ------------
CLASS A
  Sales.......................................................  5,366,732  $ 67,037,890   5,686,713  $ 56,979,360
  Reinvestments...............................................     87,116     1,105,498     135,514     1,112,568
  Redemptions................................................. (5,397,670)  (67,177,189) (3,588,540)  (35,268,984)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................     56,178  $    966,199   2,233,687  $ 22,822,944
                                                               ==========  ============  ==========  ============
CLASS B
  Sales.......................................................  3,236,659  $ 40,091,574   2,332,676  $ 23,234,929
  Reinvestments...............................................     13,326       167,111      12,658       102,909
  Redemptions................................................. (1,109,001)  (13,697,642)   (591,173)   (5,883,928)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................  2,140,984  $ 26,561,043   1,754,161  $ 17,453,910
                                                               ==========  ============  ==========  ============
CLASS E
  Sales.......................................................  2,523,456  $ 31,408,820   2,777,443  $ 27,853,726
  Reinvestments...............................................     18,070       228,581       9,914        81,295
  Redemptions................................................. (2,076,459)  (25,277,183)   (353,318)   (3,586,177)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................    465,067  $  6,360,218   2,434,039  $ 24,348,844
                                                               ==========  ============  ==========  ============
  Increase (decrease) derived from capital share transactions.  2,662,229  $ 33,887,460   6,421,887  $ 64,625,698
                                                               ==========  ============  ==========  ============

                See accompanying notes to financial statements.

                                    MSF-270

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                                                            CLASS A
                                                                       ------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                                       ------------------------------------------------
                                                                         2004      2003      2002      2001      2000
                                                                       --------  --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $  11.95  $   8.25  $  10.43  $  10.37  $  12.52
                                                                       --------  --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income................................................     0.12      0.08      0.08      0.10      0.11
 Net realized and unrealized gain (loss) on investments...............     2.00      3.69     (2.20)    (0.01)    (0.55)
                                                                       --------  --------  --------  --------  --------
 Total from investment operations.....................................     2.12      3.77     (2.12)     0.09     (0.44)
                                                                       --------  --------  --------  --------  --------
LESS DISTRIBUTIONS
 Distributions from net investment income.............................    (0.06)    (0.07)    (0.05)    (0.03)    (0.11)
 Distributions from net realized capital gains........................     0.00      0.00     (0.01)     0.00     (1.60)
                                                                       --------  --------  --------  --------  --------
 Total distributions..................................................    (0.06)    (0.07)    (0.06)    (0.03)    (1.71)
                                                                       --------  --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD........................................ $  14.01  $  11.95  $   8.25  $  10.43  $  10.37
                                                                       ========  ========  ========  ========  ========
TOTAL RETURN (%)......................................................     17.8      46.1     (20.5)      0.9      (3.8)
Ratio of operating expenses to average net assets (%).................     0.37      0.47      0.49      0.55      0.55
Ratio of net investment income to average net assets (%)..............     0.97      0.89      0.99      1.03      0.89
Portfolio turnover rate (%)...........................................       39        42        53        47        78
Net assets, end of period (000)....................................... $254,898  $216,744  $131,184  $141,958  $125,738
The ratios of operating expenses to average net assets without giving
 effect to the contractual expense agreement would have been (%)......       --        --        --      0.56      0.55

                                                                    CLASS B                                    CLASS E
                                                 -----------------------------------------     -------------------------
                                                                            JANUARY 2, 2001(A)
                                                  YEAR ENDED DECEMBER 31,        THROUGH        YEAR ENDED DECEMBER 31,
                                                 -------------------------     DECEMBER 31,    ------------------------
                                                   2004     2003     2002          2001          2004     2003    2002
                                                 -------  -------  -------  ------------------ -------  -------  ------
NET ASSET VALUE, BEGINNING OF PERIOD............ $ 11.80  $  8.16  $ 10.33        $ 9.84       $ 11.92  $  8.23  $10.42
                                                 -------  -------  -------        ------       -------  -------  ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income.........................    0.08     0.05     0.05          0.06          0.09     0.07    0.07
  Net realized and unrealized gain (loss) on
   investments..................................    1.98     3.65    (2.17)         0.46          1.99     3.69   (2.20)
                                                 -------  -------  -------        ------       -------  -------  ------
  Total from investment operations..............    2.06     3.70    (2.12)         0.52          2.08     3.76   (2.13)
                                                 -------  -------  -------        ------       -------  -------  ------
LESS DISTRIBUTIONS
  Distributions from net investment income......   (0.04)   (0.06)   (0.04)        (0.03)        (0.05)   (0.07)  (0.05)
  Distributions from net realized capital gains.    0.00     0.00    (0.01)         0.00          0.00     0.00   (0.01)
                                                 -------  -------  -------        ------       -------  -------  ------
  Total distributions...........................   (0.04)   (0.06)   (0.05)        (0.03)        (0.05)   (0.07)  (0.06)
                                                 -------  -------  -------        ------       -------  -------  ------
NET ASSET VALUE, END OF PERIOD.................. $ 13.82  $ 11.80  $  8.16        $10.33       $ 13.95  $ 11.92  $ 8.23
                                                 =======  =======  =======        ======       =======  =======  ======
TOTAL RETURN (%)................................    17.4     45.7    (20.6)          5.3 (b)      17.5     46.0   (20.6)
Ratio of operating expenses to average
 net assets (%).................................    0.62     0.72     0.74          0.80 (c)      0.52     0.62    0.64
Ratio of net investment income to average
 net assets (%).................................    0.77     0.64     0.79          0.83 (c)      0.82     0.74    1.08
Portfolio turnover rate (%).....................      39       42       53            47            39       42      53
Net assets, end of period (000)................. $76,322  $39,911  $13,267        $7,292       $51,061  $38,059  $6,259
The ratios of operating expenses to average net
 assets without giving effect to the contractual
 expense agreement would have been (%)..........      --       --       --          0.81 (c)        --       --      --

                                                 -----------
                                                 MAY 1, 2001(A)
                                                    THROUGH
                                                  DECEMBER 31,
                                                      2001
                                                 --------------
NET ASSET VALUE, BEGINNING OF PERIOD............     $10.46
                                                     ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income.........................       0.01
  Net realized and unrealized gain (loss) on
   investments..................................      (0.05)
                                                     ------
  Total from investment operations..............      (0.04)
                                                     ------
LESS DISTRIBUTIONS
  Distributions from net investment income......       0.00
  Distributions from net realized capital gains.       0.00
                                                     ------
  Total distributions...........................       0.00
                                                     ------
NET ASSET VALUE, END OF PERIOD..................     $10.42
                                                     ======
TOTAL RETURN (%)................................       (0.4)(b)
Ratio of operating expenses to average
 net assets (%).................................       0.70 (c)
Ratio of net investment income to average
 net assets (%).................................       1.58 (c)
Portfolio turnover rate (%).....................         47
Net assets, end of period (000).................     $    8
The ratios of operating expenses to average net
 assets without giving effect to the contractual
 expense agreement would have been (%)..........       0.71 (c)

(a)Commencement of operations
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.

                See accompanying notes to financial statements.

                                    MSF-271

METROPOLITAN SERIES FUND, INC.

 BLACKROCK STRATEGIC VALUE PORTFOLIO (FORMERLY STATE STREET RESEARCH AURORA PORTFOLIO)

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

COMMON STOCKS--96.5% OF TOTAL NET ASSETS


                                                              VALUE
          SHARES                                             (NOTE 1)
        ----------------------------------------------------------------

                   AEROSPACE & DEFENSE--3.1%
           362,200 AAR Corp. (b).......................... $   4,933,164
            73,000 Alliant Techsystems, Inc. (b)..........     4,772,740
           138,100 Esterline Technologies Corp. (b).......     4,508,965
           163,800 HEICO Corp. (c)........................     3,700,242
            16,480 HEICO Corp. (Class A)..................       284,939
           122,400 Herley Industries, Inc. (b) (c)........     2,489,616
           193,300 Teledyne Technologies, Inc. (b)........     5,688,819
           115,600 Triumph Group, Inc. (b)................     4,566,200
                                                           -------------
                                                              30,944,685
                                                           -------------

                   AIR FREIGHT & LOGISTICS--0.7%
           240,200 EGL, Inc. (b)..........................     7,179,578
                                                           -------------

                   AIRLINES--0.7%
           460,800 Mesa Air Group, Inc. (b) (c)...........     3,658,752
           167,300 SkyWest, Inc...........................     3,356,038
                                                           -------------
                                                               7,014,790
                                                           -------------

                   AUTO COMPONENTS--1.3%
           104,530 BorgWarner, Inc........................     5,662,390
           319,500 Cooper Tire & Rubber Co................     6,885,225
                                                           -------------
                                                              12,547,615
                                                           -------------

                   BIOTECHNOLOGY--0.9%
           483,300 Albany Molecular Research, Inc. (b)....     5,383,962
           245,700 InterMune, Inc. (b) (c)................     3,257,982
                                                           -------------
                                                               8,641,944
                                                           -------------

                   BUILDING PRODUCTS--1.3%
           244,850 Apogee Enterprises, Inc................     3,283,438
           314,000 Comfort Systems USA, Inc. (b)..........     2,411,520
           131,000 ElkCorp................................     4,482,820
           324,300 Jacuzzi Brands, Inc. (b)...............     2,821,410
                                                           -------------
                                                              12,999,188
                                                           -------------

                   CAPITAL MARKETS--2.0%
            93,900 A.G. Edwards, Inc......................     4,057,419
            44,900 Affiliated Managers Group, Inc. (b) (c)     3,041,526
           198,800 American Capital Strategies, Ltd. (c)..     6,629,980
           270,700 MCG Capital Corp. (c)..................     4,637,091
            65,100 SWS Group, Inc. (c)....................     1,426,992
                                                           -------------
                                                              19,793,008
                                                           -------------

                   CHEMICALS--4.5%
           572,410 Agrium, Inc............................     9,645,108
           186,800 Cambrex Corp...........................     5,062,280
           180,600 Ferro Corp.............................     4,188,114
           240,315 Lyondell Chemical Co...................     6,949,910
            39,600 Minerals Technologies, Inc.............     2,641,320
           125,200 OM Group, Inc. (b).....................     4,058,984
           713,300 Omnova Solutions, Inc. (b).............     4,008,746
           219,900 Sensient Technologies Corp. (c)........     5,275,401
           100,100 Spartech Corp..........................     2,711,709
                                                           -------------
                                                              44,541,572
                                                           -------------

                                                                  VALUE
     SHARES                                                      (NOTE 1)
   -------------------------------------------------------------------------

              COMMERCIAL BANKS--1.0%
      321,700 Sterling Bancshares, Inc........................ $   4,590,659
       79,800 Zions Bancorp...................................     5,428,794
                                                               -------------
                                                                  10,019,453
                                                               -------------

              COMMERCIAL SERVICES & SUPPLIES--3.2%
      233,700 Corinthian Colleges, Inc. (b) (c)...............     4,404,077
      245,400 Heidrick & Struggles International, Inc. (b) (c)     8,409,858
      121,400 John H. Harland Co. (c).........................     4,382,540
      203,300 Learning Tree International, Inc. (b) (c).......     2,724,220
      158,300 NCO Group, Inc. (b).............................     4,092,055
      288,000 Steelcase, Inc. (c).............................     3,985,920
      197,100 Tetra Tech, Inc. (b)............................     3,299,454
       34,425 Viad Corp.......................................       980,768
                                                               -------------
                                                                  32,278,892
                                                               -------------

              COMMUNICATIONS EQUIPMENT--1.6%
      222,900 Anaren, Inc. (b)................................     2,888,784
      426,300 Andrew Corp. (b) (c)............................     5,810,469
      217,100 CommScope, Inc. (b) (c).........................     4,103,190
      507,700 NMS Communications Corp. (b) (c)................     3,203,587
       30,839 Tellabs, Inc. (b)...............................       264,909
                                                               -------------
                                                                  16,270,939
                                                               -------------

              COMPUTERS & PERIPHERALS--1.2%
      224,300 Electronics for Imaging, Inc. (b)...............     3,905,063
      107,800 Hutchinson Technology, Inc. (b) (c).............     3,726,646
    1,232,800 Silicon Graphics, Inc. (b) (c)..................     2,132,744
      453,870 Simpletech, Inc. (b)............................     2,087,802
                                                               -------------
                                                                  11,852,255
                                                               -------------

              CONSTRUCTION & ENGINEERING--2.0%
      147,000 Dycom Industries, Inc. (b)......................     4,486,440
      171,600 Insituform Technologies, Inc. (b) (c)...........     3,890,172
      514,900 Integrated Electrical Services, Inc. (b) (c)....     2,492,116
      266,500 Walter Industries, Inc. (c).....................     8,989,045
                                                               -------------
                                                                  19,857,773
                                                               -------------

              CONSTRUCTION MATERIALS--1.0%
      186,600 Martin Marietta Materials, Inc..................    10,012,956
                                                               -------------

              CONSUMER FINANCE--0.3%
      137,600 MoneyGram International, Inc....................     2,908,864
                                                               -------------

              CONTAINERS & PACKAGING--1.3%
      420,800 Anchor Glass Container Corp. (c)................     2,827,776
      299,600 Caraustar Industries, Inc. (b)..................     5,039,272
      217,900 Packaging Corp. of America......................     5,131,545
                                                               -------------
                                                                  12,998,593
                                                               -------------

              DIVERSIFIED FINANCIAL SERVICES--0.2%
      235,700 Medallion Financial Corp........................     2,286,290
                                                               -------------

              DIVERSIFIED TELECOMMUNICATION SERVICES--0.7%
      650,100 PTEK Holdings, Inc. (b).........................     6,962,571
                                                               -------------

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-272

METROPOLITAN SERIES FUND, INC.

 BLACKROCK STRATEGIC VALUE PORTFOLIO (FORMERLY STATE STREET RESEARCH AURORA PORTFOLIO)

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

COMMON STOCKS--(CONTINUED)


                                                              VALUE
         SHARES                                              (NOTE 1)
       -----------------------------------------------------------------

                  ELECTRIC UTILITIES--0.5%
           53,700 Hawaiian Electric Industries, Inc. (c).. $   1,565,355
          169,900 Westar Energy, Inc......................     3,885,613
                                                           -------------
                                                               5,450,968
                                                           -------------

                  ELECTRICAL EQUIPMENT--2.3%
          117,800 Acuity Brands, Inc......................     3,746,040
           25,200 C&D Technologies, Inc...................       429,408
          490,500 GrafTech International, Ltd. (b)........     4,640,130
          141,600 Regal Beloit Corp. (c)..................     4,049,760
          116,400 Roper Industries, Inc...................     7,073,628
          113,700 Thomas & Betts Corp. (b)................     3,496,275
                                                           -------------
                                                              23,435,241
                                                           -------------

                  ELECTRONIC EQUIPMENT & INSTRUMENTS--5.2%
           75,500 Anixter International, Inc. (b).........     2,717,245
          136,900 Avnet, Inc. (b).........................     2,497,056
          145,900 AVX Corp. (c)...........................     1,838,340
           47,100 BEI Technologies, Inc...................     1,454,448
          186,500 Belden CDT, Inc. (b)....................     4,326,800
           61,000 Benchmark Electronics, Inc. (b).........     2,080,100
           99,300 Excel Technology, Inc. (b)..............     2,581,800
            3,500 Gerber Scientific, Inc. (b).............        26,635
          775,600 Kemet Corp. (b).........................     6,941,620
          144,000 Lecroy Corp. (b) (c)....................     3,360,960
          643,200 Technitrol, Inc.........................    11,706,240
           64,501 Tektronix, Inc..........................     1,948,575
          523,862 Veeco Instruments, Inc. (b) (c).........    11,037,772
                                                           -------------
                                                              52,517,591
                                                           -------------

                  ENERGY EQUIPMENT & SERVICES--4.9%
          102,300 Atwood Oceanics, Inc. (b)...............     5,329,830
          175,900 Core Laboratories NV (b)................     4,107,265
          721,300 Global Industries, Inc. (b).............     5,979,577
          901,100 Grey Wolf, Inc. (b) (c).................     4,748,797
          566,200 Hanover Compressor Co. (b) (c)..........     8,000,406
          220,600 Maverick Tube Corp. (b) (c).............     6,684,180
          580,400 Newpark Resources, Inc. (b) (c).........     2,989,060
          202,600 Veritas DGC, Inc. (b)...................     4,540,266
          292,300 W-H Energy Services, Inc. (b)...........     6,535,828
                                                           -------------
                                                              48,915,209
                                                           -------------

                  FOOD & STAPLES RETAILING--1.6%
          182,000 BJ's Wholesale Club, Inc. (b) (c).......     5,301,660
          254,500 Longs Drug Stores Corp. (c).............     7,016,565
          420,000 Wild Oats Markets, Inc. (b) (c).........     3,700,200
                                                           -------------
                                                              16,018,425
                                                           -------------

                  FOOD PRODUCTS--0.2%
          106,500 American Italian Pasta Co. (Class A) (c)     2,476,125
                                                           -------------

                  GAS UTILITIES--0.3%
           76,100 UGI Corp................................     3,113,251
                                                           -------------

                  HEALTH CARE EQUIPMENT & SUPPLIES--2.3%
           99,000 Cytyc Corp. (b).........................     2,729,430
           92,100 ICU Medical, Inc. (b) (c)...............     2,518,014

                                                                VALUE
        SHARES                                                 (NOTE 1)
      --------------------------------------------------------------------

                 HEALTH CARE EQUIPMENT & SUPPLIES--(CONTINUED)
         122,500 Merit Medical Systems, Inc. (b)............ $   1,871,800
         228,600 STERIS Corp. (b)...........................     5,422,392
         124,200 SurModics, Inc. (b) (c)....................     4,037,742
         178,100 Viasys Healthcare, Inc. (b) (c)............     3,383,900
          76,200 Zoll Medical Corp. (b).....................     2,621,280
                                                             -------------
                                                                22,584,558
                                                             -------------

                 HEALTH CARE PROVIDERS & SERVICES--3.9%
         431,000 Hanger Orthopedic Group, Inc. (b) (c)......     3,491,100
       1,023,400 Hooper Holmes, Inc. (c)....................     6,058,528
         154,900 LifePoint Hospitals, Inc. (b) (c)..........     5,393,618
         204,700 Priority Healthcare Corp. (Class B) (b) (c)     4,456,319
         330,100 Province Healthcare Co. (b)................     7,377,735
         192,200 RehabCare Group, Inc. (b)..................     5,379,678
         982,200 Stewart Enterprises, Inc. (b)..............     6,865,578
                                                             -------------
                                                                39,022,556
                                                             -------------

                 HOTELS, RESTAURANTS & LEISURE--3.5%
         173,600 Boyd Gaming Corp...........................     7,230,440
         180,200 California Pizza Kitchen, Inc. (b).........     4,144,600
         325,900 CKE Restaurants, Inc. (b) (c)..............     4,728,809
         204,300 O'Charleys, Inc. (b).......................     3,994,065
          93,600 Papa John's International, Inc. (b) (c)....     3,223,584
          75,200 Penn National Gaming, Inc. (b).............     4,553,360
         307,200 Pinnacle Entertainment, Inc. (b)...........     6,076,416
          75,550 Ryan's Restaurant Group, Inc. (b)..........     1,164,981
                                                             -------------
                                                                35,116,255
                                                             -------------

                 HOUSEHOLD DURABLES--1.6%
         390,300 Champion Enterprises, Inc. (b) (c).........     4,613,346
         118,900 Furniture Brands International, Inc. (c)...     2,978,445
         323,900 La-Z-Boy, Inc. (c).........................     4,978,343
         191,500 Tupperware Corp............................     3,967,880
                                                             -------------
                                                                16,538,014
                                                             -------------

                 IT SERVICES--2.1%
         299,000 Carreker Corp. (b).........................     2,571,400
         553,600 Ciber, Inc. (b)............................     5,336,704
         157,000 Keane, Inc. (b)............................     2,307,900
         303,700 Perot Systems Corp. (Class A) (b)..........     4,868,311
         108,400 ProQuest Co. (b) (c).......................     3,219,480
         100,900 StarTek, Inc. (c)..........................     2,870,605
                                                             -------------
                                                                21,174,400
                                                             -------------

                 INDUSTRIAL CONGLOMERATES--0.3%
         162,700 Tredegar Industries, Inc...................     3,288,167
                                                             -------------

                 INSURANCE--4.1%
          64,100 Ambac Financial Group, Inc.................     5,264,533
          89,600 AmerUs Group Co. (c).......................     4,058,880
          80,083 Fidelity National Financial, Inc...........     3,657,391
         240,800 Harleysville Group, Inc....................     5,747,896
         169,400 Hub International, Ltd.....................     3,118,654
          51,900 KMG America Corp. (b)......................       570,900

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-273

METROPOLITAN SERIES FUND, INC.

 BLACKROCK STRATEGIC VALUE PORTFOLIO (FORMERLY STATE STREET RESEARCH AURORA PORTFOLIO)

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

COMMON STOCKS--(CONTINUED)


                                                                  VALUE
      SHARES                                                     (NOTE 1)
    ------------------------------------------------------------------------

               INSURANCE--(CONTINUED)
       191,000 Odyssey Re Holdings Corp. (c).................. $   4,815,110
       245,200 Ohio Casualty Corp. (b)........................     5,691,092
       130,900 Platinum Underwriters Holdings, Ltd............     4,070,990
       223,000 United National Group, Ltd. (b)................     4,152,260
                                                               -------------
                                                                  41,147,706
                                                               -------------

               INTERNET SOFTWARE & SERVICES--0.3%
       302,800 EarthLink, Inc. (b)............................     3,488,256
                                                               -------------

               INVESTMENT COMPANY--2.2%
       168,448 iShares Russell 2000 Index Fund (c)............    21,814,016
                                                               -------------

               LEISURE EQUIPMENT & PRODUCTS--0.5%
       247,100 Callaway Golf Co. (c)..........................     3,335,850
       136,300 Leapfrog Enterprises, Inc. (b) (c).............     1,853,680
                                                               -------------
                                                                   5,189,530
                                                               -------------

               MACHINERY--8.7%
       280,000 AGCO Corp. (b).................................     6,129,200
       139,500 Federal Signal Corp. (c).......................     2,463,570
       179,300 Flowserve Corp. (b)............................     4,937,922
       406,600 JLG Industries, Inc. (c).......................     7,981,558
       163,900 Joy Global, Inc................................     7,118,177
       203,900 Kadant, Inc. (b)...............................     4,179,950
       194,300 Navistar International Corp. (b)...............     8,545,314
       131,400 Stewart & Stevenson Services, Inc..............     2,658,222
        86,700 Terex Corp. (b)................................     4,131,255
       172,000 The Manitowoc Co., Inc.........................     6,475,800
       286,700 Trinity Industries, Inc. (c)...................     9,770,736
       163,700 Valmont Industries, Inc........................     4,110,507
       637,800 Wabtec Corp....................................    13,597,896
       162,500 Watts Industries, Inc. (c).....................     5,239,000
                                                               -------------
                                                                  87,339,107
                                                               -------------

               MARINE--0.4%
        89,100 Kirby Corp. (b)................................     3,954,258
                                                               -------------

               MEDIA--2.3%
        87,200 Entercom Communications Corp. (b)..............     3,129,608
       187,700 Gray Television, Inc...........................     2,909,350
        65,700 Hollinger International, Inc. (c)..............     1,030,176
       261,000 Journal Register Co. (b).......................     5,045,130
       189,600 LIN TV Corp. (b) (c)...........................     3,621,360
       515,200 The Reader's Digest Association, Inc. (Class A)     7,166,432
                                                               -------------
                                                                  22,902,056
                                                               -------------

               METALS & MINING--5.8%
       447,200 Allegheny Technologies, Inc....................     9,690,824
       184,900 Compass Minerals International, Inc. (c).......     4,480,127
       323,300 Ladish, Inc. (b)...............................     3,714,717
       137,800 Massey Energy Co. (c)..........................     4,816,110
       139,800 NN, Inc........................................     1,846,758
       202,600 NS Group, Inc. (b).............................     5,632,280
       106,100 Peabody Energy Corp............................     8,584,551
        55,100 Phelps Dodge Corp..............................     5,450,492

                                                                  VALUE
      SHARES                                                     (NOTE 1)
    ------------------------------------------------------------------------

               METALS & MINING--(CONTINUED)
       176,000 RTI International Metals, Inc. (b)............. $   3,615,040
        66,850 Titanium Metals Corp. (b) (c)..................     1,613,759
       164,300 United States Steel Corp.......................     8,420,375
                                                               -------------
                                                                  57,865,033
                                                               -------------

               OIL & GAS--1.7%
       127,800 Cabot Oil & Gas Corp...........................     5,655,150
        61,500 Spinnaker Exploration Co. (b)..................     2,156,805
        65,500 Stone Energy Corp. (b).........................     2,953,395
       255,900 Vintage Petroleum, Inc.........................     5,806,371
                                                               -------------
                                                                  16,571,721
                                                               -------------

               PERSONAL PRODUCTS--1.0%
       575,800 Playtex Products, Inc. (b).....................     4,600,642
       168,390 Steiner Leisure, Ltd. (b)......................     5,031,493
                                                               -------------
                                                                   9,632,135
                                                               -------------

               PHARMACEUTICALS--0.8%
       287,300 Valeant Pharmaceuticals International, Inc. (c)     7,570,355
                                                               -------------

               REAL ESTATE--1.2%
       115,400 Heritage Property Investment Trust, Inc. (REIT)     3,703,186
       155,600 Highland Hospitality Corp. (REIT)..............     1,748,944
        73,300 Lexington Corporate Properties Trust (REIT)....     1,655,114
        62,260 Rayonier, Inc. (REIT)..........................     3,045,137
        53,900 Reckson Associates Realty Corp. (REIT).........     1,768,459
                                                               -------------
                                                                  11,920,840
                                                               -------------

               ROAD & RAIL--0.3%
       226,200 RailAmerica, Inc. (b)..........................     2,951,910
                                                               -------------

               SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT--4.1%
       162,100 Actel Corp. (b)................................     2,843,234
       189,600 ATMI, Inc. (b) (c).............................     4,271,688
       326,900 Brooks Automation, Inc. (b) (c)................     5,629,218
       535,900 Cypress Semiconductor Corp. (b) (c)............     6,286,107
       175,000 Helix Technology Corp..........................     3,043,250
       475,100 IXYS Corp. (b) (c).............................     4,903,032
       246,400 MKS Instruments, Inc. (b)......................     4,570,720
       137,268 STATS ChipPAC, Ltd. (ADR) (b) (c)..............       840,080
       381,200 TriQuint Semiconductor, Inc. (b) (c)...........     1,696,340
       177,600 Varian Semiconductor Equipment, Inc. (b).......     6,544,560
                                                               -------------
                                                                  40,628,229
                                                               -------------

               SOFTWARE--2.0%
       249,800 Ascential Software Corp. (b)...................     4,074,238
       658,946 Aspen Technology, Inc. (b) (c).................     4,092,055
       161,100 IONA Technologies, Plc. (ADR) (b) (c)..........       813,555
       417,700 Mentor Graphics Corp. (b) (c)..................     6,386,633
       227,300 MRO Software, Inc. (b).........................     2,959,446
        75,700 Pegasystems, Inc. (b) (c)......................       645,721
       226,700 SkillSoft, Plc. (ADR) (b)......................     1,280,855
                                                               -------------
                                                                  20,252,503
                                                               -------------

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-274

METROPOLITAN SERIES FUND, INC.

 BLACKROCK STRATEGIC VALUE PORTFOLIO (FORMERLY STATE STREET RESEARCH AURORA PORTFOLIO)

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

COMMON STOCKS--(CONTINUED)


                                                                 VALUE
      SHARES                                                    (NOTE 1)
    -----------------------------------------------------------------------

               SPECIALTY RETAIL--3.4%
       599,700 Charming Shoppes, Inc. (b) (c)................ $   5,619,189
       297,100 Christopher & Banks Corp. (c).................     5,481,495
       152,900 CSK Auto Corp. (b)............................     2,559,546
        12,126 GameStop Corp. (b)............................       271,744
        36,700 Genesco, Inc. (b).............................     1,142,838
       230,900 Hancock Fabrics, Inc. (c).....................     2,394,433
       547,600 Payless Shoesource, Inc. (b)..................     6,735,480
       271,400 Too, Inc. (b).................................     6,638,444
       404,200 Tweeter Home Entertainment Group, Inc. (b) (c)     2,768,770
                                                              -------------
                                                                 33,611,939
                                                              -------------

               TEXTILES, APPAREL & LUXURY GOODS--0.7%
       136,080 Oshkosh B'Gosh, Inc. (c)......................     2,912,112
       190,400 Russell Corp..................................     3,708,992
                                                              -------------
                                                                  6,621,104
                                                              -------------

               THRIFTS & MORTGAGE FINANCE--0.9%
       224,700 First Niagara Financial Group, Inc. (c).......     3,134,565
       102,500 Radian Group, Inc.............................     5,457,100
                                                              -------------
                                                                  8,591,665
                                                              -------------

               WIRELESS TELECOMMUNICATION SERVICES--0.4%
       201,000 American Tower Corp. (Class A) (b)............     3,698,400
               Total Common Stocks
                (Identified Cost $764,860,087)...............   964,512,489
                                                              -------------

        SHORT TERM INVESTMENTS--3.9%
           FACE                                              VALUE
          AMOUNT                                            (NOTE 1)
        ----------------------------------------------------------------

                    COMMERCIAL PAPER--3.9%
        $ 2,696,000 Caterpillar Financial Services Corp.
                     2.252%, 01/05/05................... $    2,695,326
         10,526,000 The Goldman Sachs Group, L.P.
                     2.331%, 01/04/05...................     10,523,956
            929,000 UBS Finance, Inc. 2.346%, 01/03/05..        928,879
         25,000,000 UBS Finance, Inc. 2.381%, 01/05/05..     24,993,389
                                                         --------------
                                                             39,141,550
                                                         --------------
                    Total Short Term Investments
                     (Identified Cost $39,141,550)......     39,141,550
                                                         --------------
                    Total Investments--100.4%
                     (Identified Cost $804,001,637) (a).  1,003,654,039
                    Other assets less liabilities.......     (4,407,096)
                                                         --------------
                    TOTAL NET ASSETS--100%.............. $  999,246,943
                                                         ==============

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-275

METROPOLITAN SERIES FUND, INC.

 BLACKROCK STRATEGIC VALUE PORTFOLIO (FORMERLY STATE STREET RESEARCH AURORA PORTFOLIO)


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2004

      ASSETS
        Investments at value..................              $1,003,654,039
        Collateral for securities loaned......                 200,145,520
        Receivable for:
         Fund shares sold.....................                     376,782
         Dividends and interest...............                     781,309
                                                            --------------
          Total Assets........................               1,204,957,650
      LIABILITIES
        Payable for:
         Fund shares redeemed................. $  4,296,109
         Withholding taxes....................        4,722
         Due to custodian bank................      438,282
         Return of collateral for securities
          loaned..............................  200,145,520
        Accrued expenses:
         Management fees......................      688,729
         Service and distribution fees........       45,546
         Other expenses.......................       91,799
                                               ------------
          Total Liabilities...................                 205,710,707
                                                            --------------
      NET ASSETS..............................              $  999,246,943
                                                            ==============
        Net assets consist of:
         Capital paid in......................              $  735,472,477
         Accumulated net realized gains
          (losses)............................                  64,122,064
         Unrealized appreciation
          (depreciation) on investments.......                 199,652,402
                                                            --------------
      NET ASSETS..............................              $  999,246,943
                                                            ==============
      Computation of offering price:
      CLASS A
      Net asset value and redemption price per
       share ( $666,800,189 divided by
       34,791,961 shares outstanding).........              $        19.17
                                                            ==============
      CLASS B
      Net asset value and redemption price per
       share ( $58,675,904 divided by
       3,085,165 shares outstanding)..........              $        19.02
                                                            ==============
      CLASS E
      Net asset value and redemption price per
       share ( $273,770,850 divided by
       14,365,875 shares outstanding).........              $        19.06
                                                            ==============
      Identified cost of investments..........              $  804,001,637
                                                            ==============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2004

     INVESTMENT INCOME
       Dividends...............................             $  6,399,792(a)
       Interest................................                  871,029(b)
                                                            ------------
                                                               7,270,821
     EXPENSES
       Management fees......................... $7,085,611
       Service and distribution fees--Class B..     40,839
       Service and distribution fees--Class E..    352,542
       Directors' fees and expenses............     23,099
       Custodian...............................    205,715
       Audit and tax services..................     21,371
       Legal...................................     21,085
       Printing................................    243,881
       Insurance...............................     16,781
       Miscellaneous...........................      8,099
                                                ----------
       Total expenses before reductions........  8,019,023
       Expense reductions......................   (198,112)    7,820,911
                                                ----------  ------------
     NET INVESTMENT INCOME (LOSS)..............                 (550,090)
                                                            ------------
     REALIZED AND UNREALIZED GAIN (LOSS)
     Realized gain (loss) on:
       Investments--net........................               79,538,305
     Unrealized appreciation (depreciation) on:
       Investments--net........................               49,592,432
                                                            ------------
     Net gain (loss)...........................              129,130,737
                                                            ------------
     NET INCREASE (DECREASE) IN NET ASSETS
      FROM OPERATIONS..........................             $128,580,647
                                                            ============

(a)Net of foreign taxes of $15,657.
(b)Includes income on securities loaned of $372,067.

                See accompanying notes to financial statements.

                                    MSF-276

METROPOLITAN SERIES FUND, INC.

 BLACKROCK STRATEGIC VALUE PORTFOLIO (FORMERLY STATE STREET RESEARCH AURORA PORTFOLIO)

STATEMENT OF CHANGES IN NET ASSETS


                                                                      YEAR ENDED    YEAR ENDED
                                                                     DECEMBER 31,  DECEMBER 31,
                                                                         2004          2003
                                                                     ------------  ------------
FROM OPERATIONS
  Net investment income (loss)...................................... $   (550,090) $   (611,204)
  Net realized gain (loss)..........................................   79,538,305    (1,113,931)
  Unrealized appreciation (depreciation)............................   49,592,432   224,185,640
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................  128,580,647   222,460,505
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.  130,062,137   142,876,054
                                                                     ------------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................  258,642,784   365,336,559

NET ASSETS
  Beginning of the period...........................................  740,604,159   375,267,600
                                                                     ------------  ------------
  End of the period................................................. $999,246,943  $740,604,159
                                                                     ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $          0  $     37,393
                                                                     ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                      YEAR ENDED                YEAR ENDED
                                                                   DECEMBER 31, 2004         DECEMBER 31, 2003
                                                               ------------------------  ------------------------
                                                                 SHARES          $         SHARES          $
                                                               ----------  ------------  ----------  ------------
CLASS A
  Sales.......................................................  6,544,337  $112,507,468   7,836,580  $104,751,255
  Shares issued through acquisition...........................          0             0   2,995,052  $ 35,933,090
  Redemptions................................................. (5,518,652)  (95,179,548) (5,911,082)  (73,825,374)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................  1,025,685  $ 17,327,920   4,920,550  $ 66,858,971
                                                               ==========  ============  ==========  ============
CLASS B
  Sales.......................................................  3,141,001  $ 53,821,146      70,625  $    941,926
  Redemptions.................................................   (123,564)   (2,144,803)     (3,814)      (54,506)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................  3,017,437  $ 51,676,343      66,811  $    887,420
                                                               ==========  ============  ==========  ============
CLASS E
  Sales.......................................................  5,955,493  $101,427,500   6,656,313  $ 89,027,153
  Redemptions................................................. (2,357,768)  (40,369,626)   (967,127)  (13,897,490)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................  3,597,725  $ 61,057,874   5,689,186  $ 75,129,663
                                                               ==========  ============  ==========  ============
  Increase (decrease) derived from capital share transactions.  7,640,847  $130,062,137  10,676,547  $142,876,054
                                                               ==========  ============  ==========  ============

                See accompanying notes to financial statements.

                                    MSF-277

METROPOLITAN SERIES FUND, INC.

 BLACKROCK STRATEGIC VALUE PORTFOLIO (FORMERLY STATE STREET RESEARCH AURORA PORTFOLIO)

FINANCIAL HIGHLIGHTS


                                                                                           CLASS A
                                                                   ---------------------------------------------------
                                                                                                           JULY 5, 2000(A)
                                                                           YEAR ENDED DECEMBER 31,             THROUGH
                                                                   --------------------------------------   DECEMBER 31,
                                                                     2004      2003      2002      2001         2000
                                                                   --------  --------  --------  --------  ---------------
NET ASSET VALUE, BEGINNING OF PERIOD.............................. $  16.62  $  11.07  $  14.13  $  12.24      $ 10.00
                                                                   --------  --------  --------  --------      -------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income (loss).....................................     0.00     (0.01)    (0.04)     0.02         0.03
 Net realized and unrealized gain (loss) on investments...........     2.55      5.56     (2.95)     1.94         2.29
                                                                   --------  --------  --------  --------      -------
 Total from investment operations.................................     2.55      5.55     (2.99)     1.96         2.32
                                                                   --------  --------  --------  --------      -------
LESS DISTRIBUTIONS
 Distributions from net investment income.........................     0.00      0.00     (0.01)    (0.01)       (0.03)
 Distributions from net realized capital gains....................     0.00      0.00     (0.06)    (0.06)       (0.05)
                                                                   --------  --------  --------  --------      -------
 Total distributions..............................................     0.00      0.00     (0.07)    (0.07)       (0.08)
                                                                   --------  --------  --------  --------      -------
NET ASSET VALUE, END OF PERIOD.................................... $  19.17  $  16.62  $  11.07  $  14.13      $ 12.24
                                                                   ========  ========  ========  ========      =======
TOTAL RETURN (%)..................................................     15.3      50.1     (21.3)     16.0         23.2 (b)
Ratio of operating expenses to average net assets before expense
 reductions (%)...................................................     0.89      0.93      0.95      0.98         1.05 (c)
Ratio of operating expenses to average net assets after expense
 reductions (%) (d)...............................................     0.87        --        --        --           --
Ratio of net investment income (loss) to average net assets (%)...    (0.03)    (0.10)    (0.28)     0.18         1.12 (c)
Portfolio turnover rate (%).......................................       33        44        27        15           24 (c)
Net assets, end of period (000)................................... $666,800  $561,245  $319,202  $291,426      $54,379
The ratios of operating expenses to average net assets without giving effect to the contractual expense agreement would have
 been (%).........................................................       --        --        --        --         1.34 (c)

                                                                     CLASS B                                   CLASS E
                                                     ------------------------------------    ----------------------------
                                                                              MAY 1, 2001(A)
                                                     YEAR ENDED DECEMBER 31,     THROUGH       YEAR ENDED DECEMBER 31,
                                                     -----------------------   DECEMBER 31,  ---------------------------
                                                       2004    2003    2002        2001        2004      2003      2002
                                                     -------  ------  ------  -------------- --------  --------  -------
NET ASSET VALUE, BEGINNING OF PERIOD................ $ 16.53  $11.04  $14.12      $14.12     $  16.55  $  11.04  $ 14.12
                                                     -------  ------  ------      ------     --------  --------  -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)......................    0.00   (0.01)   0.00        0.00        (0.02)    (0.02)   (0.01)
  Net realized and unrealized gain (loss) on
   investments......................................    2.49    5.50   (3.01)       0.00         2.53      5.53    (3.00)
                                                     -------  ------  ------      ------     --------  --------  -------
  Total from investment operations..................    2.49    5.49   (3.01)       0.00         2.51      5.51    (3.01)
                                                     -------  ------  ------      ------     --------  --------  -------
LESS DISTRIBUTIONS
  Distributions from net investment income..........    0.00    0.00   (0.01)       0.00         0.00      0.00    (0.01)
  Distributions from net realized capital gains.....    0.00    0.00   (0.06)       0.00         0.00      0.00    (0.06)
                                                     -------  ------  ------      ------     --------  --------  -------
  Total distributions...............................    0.00    0.00   (0.07)       0.00         0.00      0.00    (0.07)
                                                     -------  ------  ------      ------     --------  --------  -------
NET ASSET VALUE, END OF PERIOD...................... $ 19.02  $16.53  $11.04      $14.12     $  19.06  $  16.55  $ 11.04
                                                     =======  ======  ======      ======     ========  ========  =======
TOTAL RETURN (%)....................................    15.1    49.7   (21.5)        0.0(b)      15.2      49.9    (21.5)
Ratio of operating expenses to average net assets
 before expense reductions (%)......................    1.14    1.18    1.20        1.23(c)      1.04      1.08     1.10
Ratio of operating expenses to average net assets
 after expense reductions (%) (d)...................    1.12      --      --          --         1.02        --       --
Ratio of net investment income (loss) to average net
 assets (%).........................................   (0.09)  (0.26)  (0.53)       0.00(c)     (0.16)    (0.22)   (0.43)
Portfolio turnover rate (%).........................      33      44      27          15           33        44       27
Net assets, end of period (000)..................... $58,676  $1,120  $   10      $  0.1     $273,771  $178,240  $56,055

                                                     -----------
                                                     MAY 1, 2001(A)
                                                        THROUGH
                                                      DECEMBER 31,
                                                          2001
                                                     --------------
NET ASSET VALUE, BEGINNING OF PERIOD................     $14.12
                                                         ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)......................      (0.01)
  Net realized and unrealized gain (loss) on
   investments......................................       0.01
                                                         ------
  Total from investment operations..................       0.00
                                                         ------
LESS DISTRIBUTIONS
  Distributions from net investment income..........       0.00
  Distributions from net realized capital gains.....       0.00
                                                         ------
  Total distributions...............................       0.00
                                                         ------
NET ASSET VALUE, END OF PERIOD......................     $14.12
                                                         ======
TOTAL RETURN (%)....................................        0.0 (b)
Ratio of operating expenses to average net assets
 before expense reductions (%)......................       1.13 (c)
Ratio of operating expenses to average net assets
 after expense reductions (%) (d)...................         --
Ratio of net investment income (loss) to average net
 assets (%).........................................      (0.25)(c)
Portfolio turnover rate (%).........................         15
Net assets, end of period (000).....................     $6,720

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.
(d)The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                See accompanying notes to financial statements.

                                    MSF-278

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

COMMON STOCKS--99.3% OF TOTAL NET ASSETS

                                                              VALUE
          SHARES                                             (NOTE 1)
        ----------------------------------------------------------------

                   AEROSPACE & DEFENSE--2.3%
            52,250 Engineered Support Systems, Inc. (c)... $   3,094,245
            25,200 Herley Industries, Inc. (b) (c)........       512,568
            66,600 Mercury Computer Systems, Inc. (b).....     1,976,688
            66,600 MTC Technologies, Inc. (b) (c).........     2,235,762
                                                           -------------
                                                               7,819,263
                                                           -------------

                   AIR FREIGHT & LOGISTICS--1.1%
            20,300 Forward Air Corp. (b)..................       907,410
            42,600 UTI Worldwide, Inc. (c)................     2,897,652
                                                           -------------
                                                               3,805,062
                                                           -------------

                   AIRLINES--1.6%
            16,600 AirTran Holdings, Inc. (b) (c).........       177,620
            37,800 ExpressJet Holdings, Inc. (b)..........       486,864
           128,500 Frontier Airlines, Inc. (b) (c)........     1,466,185
            12,700 JetBlue Airways Corp. (b) (c)..........       294,894
           148,300 SkyWest, Inc...........................     2,974,898
                                                           -------------
                                                               5,400,461
                                                           -------------

                   AUTO COMPONENTS--0.5%
            49,400 Gentex Corp. (c).......................     1,828,788
                                                           -------------

                   AUTOMOBILES--0.2%
            20,700 Thor Industries, Inc. (c)..............       766,935
                                                           -------------

                   BEVERAGES--0.1%
            20,400 Boston Beer, Inc. (b)..................       433,908
                                                           -------------

                   BIOTECHNOLOGY--4.2%
            47,100 Abgenix, Inc. (b) (c)..................       487,014
            16,400 Celgene Corp. (b) (c)..................       435,092
            18,073 Cephalon, Inc. (b) (c).................       919,554
            36,500 Charles River Laboratories.............
                   International, Inc. (b)................     1,679,365
            72,700 Digene Corp. (b).......................     1,901,105
            41,600 Human Genome Sciences, Inc. (b) (c)....       500,032
            16,800 ICOS Corp. (b).........................       475,104
            19,600 Incyte Corp. (b) (c)...................       195,804
            24,500 Invitrogen Corp. (b)...................     1,644,685
            37,200 Martek Biosciences Corp. (b) (c).......     1,904,640
            28,900 Neurocrine Biosciences, Inc. (b) (c)...     1,424,770
            84,100 Protein Design Labs, Inc. (b)..........     1,737,506
            32,800 Techne Corp. (b).......................     1,275,920
            13,670 Vertex Pharmaceuticals, Inc. (b) (c)...       144,492
                                                           -------------
                                                              14,725,083
                                                           -------------

                   BUILDING PRODUCTS--0.2%
            24,600 Simpson Manufacturing, Inc.............       858,540
                                                           -------------

                   CAPITAL MARKETS--2.7%
            37,349 Affiliated Managers Group, Inc. (b) (c)     2,530,021
            20,700 Eaton Vance Corp.......................     1,079,505
             5,200 Greenhill & Co., Inc. (c)..............       149,240
            47,300 Investors Financial Services Corp. (c).     2,364,054

                                                                VALUE
        SHARES                                                 (NOTE 1)
      --------------------------------------------------------------------

                 CAPITAL MARKETS--(CONTINUED)
          11,349 Legg Mason, Inc............................ $     831,428
          41,200 Raymond James Financial, Inc...............     1,276,376
          42,100 Waddell & Reed Financial, Inc. (Class A)...     1,005,769
                                                             -------------
                                                                 9,236,393
                                                             -------------

                 CHEMICALS--0.5%
          58,300 Symyx Technologies, Inc. (b) (c)...........     1,753,664
                                                             -------------

                 COMMERCIAL BANKS--2.0%
          56,500 Boston Private Financial Holdings, Inc. (c)     1,591,605
          33,100 East West Bancorp, Inc.....................     1,388,876
          22,400 Silicon Valley Bancshares (b) (c)..........     1,003,968
          41,600 Southwest Bancorp of Texas, Inc............       968,864
          45,400 UCBH Holdings, Inc.........................     2,080,228
                                                             -------------
                                                                 7,033,541
                                                             -------------

                 COMMERCIAL SERVICES & SUPPLIES--6.1%
          12,342 Apollo Group, Inc. (Class A) (b)...........       996,123
          37,700 Bright Horizons Family Solutions, Inc. (b).     2,441,452
          22,400 Career Education Corp. (b).................       896,000
          46,733 ChoicePoint, Inc. (b)......................     2,149,251
          44,100 Corinthian Colleges, Inc. (b)..............       831,064
          52,200 DeVry, Inc. (b) (c)........................       906,192
          75,400 Education Management Corp. (b).............     2,488,954
           8,419 Hewitt Associates, Inc. (Class A) (b)......       269,492
          53,975 Iron Mountain, Inc. (b)....................     1,645,698
          42,000 ITT Educational Services, Inc. (b).........     1,997,100
           8,800 Jackson Hewitt Tax Service, Inc............       222,200
          25,000 Stericycle, Inc. (b).......................     1,148,750
          56,300 The Corporate Executive Board Co...........     3,768,722
          43,800 Waste Connections, Inc. (b)................     1,500,150
                                                             -------------
                                                                21,261,148
                                                             -------------

                 COMMUNICATIONS EQUIPMENT--2.7%
          58,100 ADTRAN, Inc................................     1,112,034
          39,600 Anaren, Inc. (b)...........................       513,216
           8,625 Avocent Corp. (b)..........................       349,485
           8,300 Black Box Corp. (c)........................       398,566
          90,200 Centillium Communications, Inc. (b) (c)....       219,186
          82,400 Inter-Tel, Inc. (c)........................     2,256,112
          56,000 Plantronics, Inc...........................     2,322,320
          66,693 Polycom, Inc. (b)..........................     1,555,281
          41,200 Powerwave Technologies, Inc. (b) (c).......       349,376
          37,000 REMEC, Inc. (b) (c)........................       266,770
                                                             -------------
                                                                 9,342,346
                                                             -------------

                 COMPUTERS & PERIPHERALS--2.1%
          60,000 Avid Technology, Inc. (b)..................     3,705,000
          75,600 Lexar Media, Inc. (b) (c)..................       592,704
         218,000 Maxtor Corp. (b)...........................     1,155,400
          40,900 Pinnacle Systems, Inc. (b).................       249,490
          43,600 SanDisk Corp. (b) (c)......................     1,088,692
          32,900 SBS Technologies, Inc. (b).................       459,284
                                                             -------------
                                                                 7,250,570
                                                             -------------

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-279

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

COMMON STOCKS--(CONTINUED)


                                                                 VALUE
      SHARES                                                    (NOTE 1)
    -----------------------------------------------------------------------

               CONSTRUCTION & ENGINEERING--0.2%
        29,000 Insituform Technologies, Inc. (b) (c)......... $     657,430
                                                              -------------

               DIVERSIFIED FINANCIAL SERVICES--0.5%
        18,850 Doral Financial Corp..........................       928,363
        13,700 The First Marblehead Corp. (b) (c)............       770,625
                                                              -------------
                                                                  1,698,988
                                                              -------------

               ELECTRONIC EQUIPMENT & INSTRUMENTS--3.8%
       185,700 Aeroflex, Inc. (b)............................     2,250,684
        34,200 Cognex Corp. (c)..............................       954,180
        27,000 Coherent, Inc. (b)............................       821,880
       166,037 CyberOptics Corp. (b) (c).....................     2,468,970
        14,800 Daktronics, Inc. (b) (c)......................       368,372
        36,200 FLIR Systems, Inc. (b)........................     2,309,198
        17,500 Kemet Corp. (b) (c)...........................       156,625
         6,011 National Instruments Corp. (c)................       163,800
        12,300 Newport Corp. (b).............................       173,430
        52,700 Plexus Corp. (b)..............................       685,627
         6,200 ScanSource, Inc. (b) (c)......................       385,392
       195,700 TTM Technologies, Inc. (b)....................     2,309,260
                                                              -------------
                                                                 13,047,418
                                                              -------------

               ENERGY EQUIPMENT & SERVICES--4.0%
        10,400 Atwood Oceanics, Inc. (b).....................       541,840
        53,500 Cal Dive International, Inc. (b)..............     2,180,125
        20,900 FMC Technologies, Inc. (b)....................       672,980
        47,500 Global Industries, Inc. (b)...................       393,775
       174,800 Grey Wolf, Inc. (b)...........................       921,196
        12,000 Helmerich & Payne, Inc........................       408,480
        12,800 Lone Star Technologies, Inc. (b)..............       428,288
        33,600 Maverick Tube Corp. (b) (c)...................     1,018,080
        29,200 National-Oilwell, Inc. (b) (c)................     1,030,468
        49,900 Oil States International, Inc. (b)............       962,571
       109,000 Patterson-UTI Energy, Inc.....................     2,120,050
        54,500 Unit Corp. (b)................................     2,082,445
        37,400 Varco International, Inc. (b).................     1,090,210
                                                              -------------
                                                                 13,850,508
                                                              -------------

               FOOD & STAPLES RETAILING--1.7%
        21,000 Performance Food Group Co. (b)................       565,110
       324,100 SunOpta, Inc. (b) (c).........................     2,327,038
        67,000 United Natural Foods, Inc. (b) (c)............     2,083,700
         8,300 Whole Foods Market, Inc.......................       791,405
                                                              -------------
                                                                  5,767,253
                                                              -------------

               HEALTH CARE EQUIPMENT & SUPPLIES--5.8%
        29,500 Advanced Neuromodulation Systems, Inc. (b) (c)     1,164,070
       125,400 Computer Programs & Systems, Inc. (c).........     2,903,010
        16,800 Conceptus, Inc. (b) (c).......................       136,332
         8,400 Cyberonics, Inc. (b) (c)......................       174,048
        51,600 Cytyc Corp. (b)...............................     1,422,612
        29,350 Dentsply International, Inc...................     1,649,470
        43,600 ICU Medical, Inc. (b) (c).....................     1,192,024
        10,400 IDEXX Laboratories, Inc. (b)..................       567,736

                                                                    VALUE
   SHARES                                                          (NOTE 1)
 -----------------------------------------------------------------------------

            HEALTH CARE EQUIPMENT & SUPPLIES--(CONTINUED)
     40,500 INAMED Corp. (b).................................... $   2,561,625
     20,300 Integra LifeSciences Holdings (b) (c)...............       749,679
     18,200 Mentor Corp. (c)....................................       614,068
     31,100 Merit Medical Systems, Inc. (b).....................       475,208
     35,500 Respironics, Inc. (b)...............................     1,929,780
     94,700 STERIS Corp. (b)....................................     2,246,284
    102,400 Thoratec Corp. (b) (c)..............................     1,067,008
     16,600 Varian, Inc. (b)....................................       680,766
     18,100 Wright Medical Group, Inc. (b)......................       515,850
                                                                 -------------
                                                                    20,049,570
                                                                 -------------

            HEALTH CARE PROVIDERS & SERVICES--8.4%
     67,250 Accredo Health, Inc. (b)............................     1,864,170
     43,100 AmSurg Corp. (b) (c)................................     1,273,174
     24,900 Community Health Systems, Inc. (b)..................       694,212
     49,850 Coventry Health Care, Inc. (b)......................     2,646,038
     41,500 D&K Healthcare Resources, Inc.......................       335,320
     56,700 DaVita, Inc. (b)....................................     2,241,351
     73,400 Gentiva Health Services, Inc. (b)...................     1,227,248
      6,200 Henry Schein, Inc. (b)..............................       431,768
     37,800 LifePoint Hospitals, Inc. (b) (c)...................     1,316,196
     29,100 Manor Care, Inc.....................................     1,031,013
     16,100 Matria Healthcare, Inc. (b) (c).....................       629,027
     54,200 Omnicare, Inc.......................................     1,876,404
     41,200 Patterson Cos., Inc. (b) (c)........................     1,787,668
     47,000 Pharmaceutical Product Development, Inc. (b)........     1,940,630
     20,700 Priority Healthcare Corp. (Class B) (b) (c).........       450,639
     24,900 Renal Care Group, Inc. (b)..........................       896,151
     53,700 Symbion, Inc. (b) (c)...............................     1,185,696
     86,900 The Advisory Board Co. (b)..........................     3,204,872
     18,100 Triad Hospitals, Inc. (b)...........................       673,501
     42,100 United Surgical Partners International, Inc. (b) (c)     1,755,570
     33,700 WellChoice, Inc. (b)................................     1,799,580
                                                                 -------------
                                                                    29,260,228
                                                                 -------------

            HOTELS, RESTAURANTS & LEISURE--3.9%
     40,700 Alliance Gaming Corp. (b) (c).......................       562,067
     44,150 CEC Entertainment, Inc. (b).........................     1,764,676
      6,200 International Speedway Corp. (Class A)..............       327,360
     39,400 P.F. Chang's China Bistro, Inc. (b) (c).............     2,220,190
     16,100 Peet's Coffee & Tea, Inc. (b).......................       426,167
     60,475 Rare Hospitality International, Inc. (b)............     1,926,733
     37,700 Ruby Tuesday, Inc. (c)..............................       983,216
     46,275 Sonic Corp. (b).....................................     1,411,388
     47,600 Station Casinos, Inc................................     2,602,768
     37,349 The Cheesecake Factory, Inc. (b) (c)................     1,212,722
                                                                 -------------
                                                                    13,437,287
                                                                 -------------

            HOUSEHOLD DURABLES--1.4%
      7,400 Harman International Industries, Inc................       939,800
     20,526 M.D.C. Holdings, Inc................................     1,774,267
     33,400 Toll Brothers, Inc. (b) (c).........................     2,291,574
                                                                 -------------
                                                                     5,005,641
                                                                 -------------

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-280

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

COMMON STOCKS--(CONTINUED)


                                                                 VALUE
      SHARES                                                    (NOTE 1)
    -----------------------------------------------------------------------

               IT SERVICES--3.9%
        26,700 CACI International, Inc. (b) (c).............. $   1,819,071
        40,800 Cognizant Technology Solutions Corp. (Class A)
                (b)..........................................     1,727,064
        64,800 Forrester Research, Inc. (b) (c)..............     1,162,512
        24,460 Global Payments, Inc. (c).....................     1,431,888
       220,600 Inforte Corp. (b) (c).........................     1,738,328
        53,800 Resources Connection, Inc. (b) (c)............     2,921,878
        41,300 SRA International, Inc. (b)...................     2,651,460
                                                              -------------
                                                                 13,452,201
                                                              -------------

               INSURANCE--1.9%
        19,100 Brown & Brown, Inc. (c).......................       831,805
        42,900 Max Re Capital, Ltd...........................       915,057
        28,300 RenaissanceRe Holdings, Ltd...................     1,473,864
        16,800 StanCorp Financial Group, Inc.................     1,386,000
        33,600 Triad Guaranty, Inc. (b) (c)..................     2,032,128
                                                              -------------
                                                                  6,638,854
                                                              -------------

               INTERNET & CATALOG RETAIL--0.6%
       128,400 drugstore.com, Inc. (b) (c)...................       436,560
        75,536 Insight Enterprises, Inc. (b).................     1,549,999
                                                              -------------
                                                                  1,986,559
                                                              -------------

               INTERNET SOFTWARE & SERVICES--2.6%
        54,200 CNET Networks, Inc. (b) (c)...................       608,666
        79,700 Digital Insight Corp. (b) (c).................     1,466,480
        69,800 EarthLink, Inc. (b)...........................       804,096
        54,500 F5 Networks, Inc. (b).........................     2,655,240
        26,500 Jupitermedia Corp. (b) (c)....................       630,170
       142,000 MatrixOne, Inc. (b) (c).......................       930,100
        82,600 SupportSoft, Inc. (b) (c).....................       550,116
        24,400 Websense, Inc. (b) (c)........................     1,237,568
                                                              -------------
                                                                  8,882,436
                                                              -------------

               LEISURE EQUIPMENT & PRODUCTS--1.0%
        76,649 Marvel Enterprises, Inc. (b) (c)..............     1,569,772
        61,725 SCP Pool Corp.................................     1,969,027
                                                              -------------
                                                                  3,538,799
                                                              -------------

               MACHINERY--1.0%
        10,300 Dionex Corp. (b) (c)..........................       583,701
        33,400 Oshkosh Truck Corp............................     2,283,892
        16,500 Reliance Steel & Aluminum Co..................       642,840
                                                              -------------
                                                                  3,510,433
                                                              -------------

               MEDIA--3.4%
         5,700 Catalina Marketing Corp. (c)..................       168,891
        41,800 Cox Radio, Inc. (Class A) (b).................       688,864
        57,000 Digital Theater Systems, Inc. (b) (c).........     1,147,410
        96,100 Emmis Communications Corp. (Class A) (b)......     1,844,159
        22,900 Entercom Communications Corp. (b).............       821,881
        24,500 Getty Images, Inc. (b)........................     1,686,825
        31,300 Insight Communications, Inc. (b) (c)..........       290,151
       125,400 Radio One, Inc. (Class D) (b).................     2,021,448

                                                               VALUE
        SHARES                                                (NOTE 1)
      -------------------------------------------------------------------

                 MEDIA--(CONTINUED)
          81,900 Regent Communications, Inc. (b)........... $     434,070
          46,700 Scholastic Corp. (b)......................     1,726,032
          59,100 Spanish Broadcasting Systems, Inc. (b) (c)       624,096
          12,500 Valassis Communications, Inc. (b).........       437,625
                                                            -------------
                                                               11,891,452
                                                            -------------

                 METALS & MINING--0.3%
          24,900 Steel Dynamics, Inc. (c)..................       943,212
                                                            -------------

                 MULTILINE RETAIL--0.7%
          17,850 Dollar Tree Stores, Inc. (b)..............       511,938
          10,400 Family Dollar Stores, Inc.................       324,792
          96,450 Fred's, Inc. (c)..........................     1,678,230
                                                            -------------
                                                                2,514,960
                                                            -------------

                 OFFICE ELECTRONICS--0.8%
          51,142 Zebra Technologies Corp. (Class A) (b)....     2,878,272
                                                            -------------

                 OIL & GAS--1.6%
          28,600 Cabot Oil & Gas Corp......................     1,265,550
          92,000 Comstock Resources, Inc. (b)..............     2,028,600
          32,800 Spinnaker Exploration Co. (b) (c).........     1,150,296
          22,700 Stone Energy Corp. (b)....................     1,023,543
                                                            -------------
                                                                5,467,989
                                                            -------------

                 PHARMACEUTICALS--2.7%
          36,100 Alkermes, Inc. (b) (c)....................       508,649
          49,500 Andrx Corp. (b)...........................     1,080,585
          71,300 Bradley Pharmaceuticals, Inc. (b) (c).....     1,383,220
          58,600 Eon Labs, Inc. (b)........................     1,582,200
          60,500 Medicis Pharmaceutical Corp. (Class A)....     2,124,155
          71,600 Noven Pharmaceuticals, Inc. (b)...........     1,221,496
          10,400 Par Pharmaceutical Cos., Inc. (b) (c).....       430,352
          28,100 Taro Pharmaceutical Industries, Ltd. (b)..       956,243
                                                            -------------
                                                                9,286,900
                                                            -------------

                 REAL ESTATE--0.2%
           8,400 Redwood Trust, Inc. (REIT) (c)............       521,556
                                                            -------------

                 ROAD & RAIL--0.8%
          41,500 Dollar Thrifty Automotive Group, Inc. (b).     1,253,300
          37,500 Old Dominion Freight Line, Inc. (b).......     1,305,000
          16,300 Werner Enterprises, Inc...................       369,032
                                                            -------------
                                                                2,927,332
                                                            -------------

                 SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT--5.8%
         141,300 Advanced Energy Industries, Inc. (b) (c)..     1,290,069
          40,700 AMIS Holdings, Inc. (b) (c)...............       672,364
          30,100 ATMI, Inc. (b) (c)........................       678,153
          27,400 August Technology Corp. (b) (c)...........       288,522
         113,200 Axcelis Technologies, Inc. (b)............       920,316
          10,600 Brooks Automation, Inc. (b)...............       182,532
          32,500 Cohu, Inc. (c)............................       603,200
          39,600 Cymer, Inc. (b) (c).......................     1,169,784

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-281

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

COMMON STOCKS--(CONTINUED)


                                                                VALUE
       SHARES                                                  (NOTE 1)
     ---------------------------------------------------------------------

                SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT--(CONTINUED)
         82,000 Entegris, Inc. (b).......................... $     815,900
         45,700 Exar Corp. (b)..............................       648,483
         45,500 Integrated Circuit Systems, Inc. (b)........       951,860
         94,300 Integrated Silicon Solution, Inc. (b) (c)...       773,260
         76,864 Intersil Corp. (Class A)....................     1,286,703
         60,600 Lattice Semiconductor Corp. (b).............       345,420
         15,100 Micrel, Inc. (b)............................       166,402
          7,350 Microchip Technology, Inc...................       195,951
        112,400 OmniVision Technologies, Inc. (b) (c).......     2,062,540
         52,400 Pericom Semiconductor Corp. (b).............       494,132
          2,300 PortalPlayer, Inc. (b)......................        56,764
         18,700 Rudolph Technologies, Inc. (b)..............       321,079
         53,600 Semtech Corp. (b) (c).......................     1,172,232
         90,200 Silicon Storage Technology, Inc. (b) (c)....       536,690
         41,200 Skyworks Solutions, Inc. (b) (c)............       388,516
         29,000 Tessera Technologies, Inc. (b)..............     1,079,090
         62,920 TriQuint Semiconductor, Inc. (b)............       279,994
         41,800 Varian Semiconductor Equipment, Inc. (b) (c)     1,540,330
         94,691 Zoran Corp. (b).............................     1,096,522
                                                             -------------
                                                                20,016,808
                                                             -------------

                SOFTWARE--6.1%
         83,325 Activision, Inc. (b)........................     1,681,498
        111,900 Actuate Corp. (b)...........................       285,345
        145,800 Agile Software Corp. (b)....................     1,191,186
         94,400 Borland Software Corp. (b)..................     1,102,592
         31,600 Concord Communications, Inc. (b) (c)........       350,128
         26,600 EPIQ System, Inc. (b) (c)...................       389,424
         16,800 FactSet Research Systems, Inc. (c)..........       981,792
         59,419 Fair Isaac Corp. (c)........................     2,179,489
         52,075 Hyperion Solutions Corp. (b) (c)............     2,427,736
        122,700 Informatica Corp. (b).......................       996,324
         41,700 Jack Henry & Associates, Inc................       830,247
         30,200 Macromedia, Inc. (b)........................       939,824
         66,100 Macrovision Corp. (b).......................     1,700,092
         34,000 Magma Design Automation, Inc. (b) (c).......       427,040
          4,100 Mercury Interactive Corp. (b)...............       186,755
         77,100 Open Text Corp. (b) (c).....................     1,545,855
         64,100 Packeteer, Inc. (b).........................       926,245
         43,250 Radiant Systems, Inc. (b)...................       281,558
         41,600 Red Hat, Inc. (b) (c).......................       555,360
         37,200 RSA Security, Inc. (b)......................       746,232
         53,000 Serena Software, Inc. (b) (c)...............     1,146,920
         32,800 SkillSoft, Plc. (ADR) (b) (c)...............       185,320
                                                             -------------
                                                                21,056,962
                                                             -------------

                SPECIALTY RETAIL--6.9%
         71,400 A.C. Moore Arts & Crafts, Inc. (b) (c)......     2,057,034
         27,300 AnnTaylor Stores Corp. (b)..................       587,769
         80,650 Christopher & Banks Corp. (c)...............     1,487,993
         59,550 Cost Plus, Inc. (b) (c).....................     1,913,341
         42,800 Gamestop Corp. (Class A) (b) (c)............       957,008
         29,200 Group 1 Automotive, Inc. (b)................       919,800
         20,700 Hibbett Sporting Goods, Inc. (b)............       550,827
         83,200 Hot Topic, Inc. (b) (c).....................     1,430,208

                                                               VALUE
        SHARES                                                (NOTE 1)
       ------------------------------------------------------------------

                 SPECIALTY RETAIL--(CONTINUED)
          54,400 Michaels Stores, Inc..................... $   1,630,368
          45,800 O'Reilly Automotive, Inc. (b) (c)........     2,063,290
          79,055 Pacific Sunwear of California, Inc. (b)..     1,759,764
          49,800 PETsMART, Inc............................     1,769,394
          46,500 Rent-A-Center, Inc. (b)..................     1,232,250
          41,600 Ross Stores, Inc.........................     1,200,992
          12,400 Sonic Automotive, Inc....................       307,520
          41,500 The Gymboree Corp. (b)...................       532,030
          28,800 The Talbots, Inc.........................       784,224
          25,200 Tractor Supply Co. (b) (c)...............       937,692
           3,900 Urban Outfitters, Inc. (b)...............       173,160
          20,900 West Marine, Inc. (b) (c)................       517,275
          29,100 Williams-Sonoma, Inc. (b)................     1,019,664
                                                           -------------
                                                              23,831,603
                                                           -------------

                 TEXTILES, APPAREL & LUXURY GOODS--0.7%
          66,949 Fossil, Inc. (b).........................     1,716,572
          12,300 The Timberland Co. (Class A) (b).........       770,841
                                                           -------------
                                                               2,487,413
                                                           -------------

                 THRIFTS & MORTGAGE FINANCE--0.6%
          49,100 IndyMac Bancorp, Inc.....................     1,691,495
           8,400 The PMI Group, Inc.......................       350,700
                                                           -------------
                                                               2,042,195
                                                           -------------

                 TRADING COMPANIES & DISTRIBUTORS--0.4%
          46,000 Hughes Supply, Inc.......................     1,488,100
                                                           -------------

                 WIRELESS TELECOMMUNICATION SERVICES--1.3%
         167,900 Nextel Partners, Inc. (Class A) (b) (c)..     3,280,766
          16,500 NII Holdings, Inc. (Class B) (b) (c).....       782,925
          62,000 Wireless Facilities, Inc. (b) (c)........       585,280
                                                           -------------
                                                               4,648,971
                                                           -------------
                 Total Common Stocks
                  (Identified Cost $266,505,373)..........   344,303,032
                                                           -------------

       SHORT TERM INVESTMENTS--0.9%

                 MUTUAL FUNDS--0.9%
       3,142,045 T. Rowe Price Reserve Investment Fund (d)     3,142,045
                                                           -------------
                 Total Short Term Investments
                  (Identified Cost $3,142,045)............     3,142,045
                                                           -------------
                 Total Investments--100.2%
                  (Identified Cost $269,647,418) (a)......   347,445,077
                 Other assets less liabilities............      (773,904)
                                                           -------------
                 TOTAL NET ASSETS--100%................... $ 346,671,173
                                                           =============

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-282

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2004

     ASSETS
       Investments at value.....................             $347,445,077
       Collateral on securities loaned..........               87,028,884
       Receivable for:
        Fund shares sold........................                   50,399
        Dividends and interest..................                   49,024
                                                             ------------
         Total Assets...........................              434,573,384
     LIABILITIES
       Payable for:
        Fund shares redeemed.................... $   661,863
        Return of collateral for securities
         loaned.................................  87,028,884
       Accrued expenses:
        Management fees.........................     148,131
        Service and distribution fees...........       5,373
        Other expenses..........................      57,960
                                                 -----------
         Total Liabilities......................               87,902,211
                                                             ------------
     NET ASSETS.................................             $346,671,173
                                                             ============
       Net assets consist of:
        Capital paid in.........................             $324,882,137
        Accumulated net realized gains
         (losses)...............................              (56,008,623)
        Unrealized appreciation (depreciation)
         on investments.........................               77,797,659
                                                             ------------
     NET ASSETS.................................             $346,671,173
                                                             ============
     Computation of offering price:
     CLASS A
     Net asset value and redemption price per
      share ( $312,833,742 divided by
      22,943,720 shares outstanding)............             $      13.63
                                                             ============
     CLASS B
     Net asset value and redemption price per
      share ( $15,516,390 divided by
      1,154,512 shares outstanding).............             $      13.44
                                                             ============
     CLASS E
     Net asset value and redemption price per
      share ( $18,321,041 divided by
      1,358,562 shares outstanding).............             $      13.49
                                                             ============
     Identified cost of investments.............             $269,647,418
                                                             ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2004

     INVESTMENT INCOME
       Dividends...............................             $   823,665(a)
       Interest................................                 126,714(b)
                                                            -----------
                                                                950,379
     EXPENSES
       Management fees......................... $1,661,490
       Service and distribution fees--Class B..     19,139
       Service and distribution fees--Class E..     23,988
       Directors fees and expenses.............     23,099
       Custodian...............................    125,325
       Audit and tax services..................     21,371
       Legal...................................      8,218
       Printing................................     93,594
       Insurance...............................      7,234
       Miscellaneous...........................      4,012
                                                ----------
       Total expenses before reductions........  1,987,470
       Expense reductions......................     (9,698)   1,977,772
                                                ----------  -----------
     NET INVESTMENT INCOME (LOSS)..............              (1,027,393)
                                                            -----------
     REALIZED AND UNREALIZED GAIN (LOSS)
     Realized gain (loss) on:
       Investments--net........................              16,667,874
     Unrealized appreciation (depreciation) on:
       Investments--net........................              18,677,046
                                                            -----------
     Net gain (loss)...........................              35,344,920
                                                            -----------
     NET INCREASE (DECREASE) IN NET ASSETS
      FROM OPERATIONS..........................             $34,317,527
                                                            ===========

(a)Net of foreign taxes of $1,250.
(b)Includes income on securities loaned of $82,207.

                See accompanying notes to financial statements.

                                    MSF-283

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                                      YEAR ENDED    YEAR ENDED
                                                                     DECEMBER 31,  DECEMBER 31,
                                                                         2004          2003
                                                                     ------------  ------------
FROM OPERATIONS
  Net investment income (loss)...................................... $ (1,027,393) $   (986,435)
  Net realized gain (loss)..........................................   16,667,874    (9,730,867)
  Unrealized appreciation (depreciation)............................   18,677,046    97,695,499
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................   34,317,527    86,978,197
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.    3,120,390    10,032,619
                                                                     ------------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................   37,437,917    97,010,816

NET ASSETS
  Beginning of the period...........................................  309,233,256   212,222,440
                                                                     ------------  ------------
  End of the period................................................. $346,671,173  $309,233,256
                                                                     ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $          0  $          0
                                                                     ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                      YEAR ENDED                YEAR ENDED
                                                                   DECEMBER 31, 2004         DECEMBER 31, 2003
                                                               ------------------------  ------------------------
                                                                 SHARES          $         SHARES          $
                                                               ----------  ------------  ----------  ------------
CLASS A
  Sales.......................................................  1,941,629  $ 24,466,037   2,828,137  $ 29,440,362
  Redemptions................................................. (3,263,743)  (40,853,480) (2,729,601)  (27,234,181)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease)..................................... (1,322,114) $(16,387,443)     98,536  $  2,206,181
                                                               ==========  ============  ==========  ============
CLASS B
  Sales.......................................................  1,317,885  $ 16,243,534       12324  $    137,409
  Redemptions.................................................   (175,899)   (2,128,475)       (125)       (1,373)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................  1,141,986  $ 14,115,059      12,199  $    136,036
                                                               ==========  ============  ==========  ============
CLASS E
  Sales.......................................................    791,916  $  9,935,322     899,386  $  9,552,795
  Redemptions.................................................   (367,496)   (4,542,548)   (174,723)   (1,862,393)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................    424,420  $  5,392,774     724,663  $  7,690,402
                                                               ==========  ============  ==========  ============
  Increase (decrease) derived from capital share transactions.    244,292  $  3,120,390     835,398  $ 10,032,619
                                                               ==========  ============  ==========  ============

                See accompanying notes to financial statements.

                                    MSF-284

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                                                                       CLASS A
                                                                                  ---------------------------------------
                                                                                               YEAR ENDED DECEMBER 31,
                                                                                  ---------------------------------------
                                                                                    2004      2003      2002      2001
                                                                                  --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD............................................. $  12.27  $   8.71  $  11.89  $  14.30
                                                                                  --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)...................................................    (0.04)    (0.04)    (0.04)    (0.04)
  Net realized and unrealized gain (loss) on investments.........................     1.40      3.60     (3.14)    (1.27)
                                                                                  --------  --------  --------  --------
  Total from investment operations...............................................     1.36      3.56     (3.18)    (1.31)
                                                                                  --------  --------  --------  --------
LESS DISTRIBUTIONS
  Distributions from net realized capital gains..................................     0.00      0.00      0.00     (1.10)
                                                                                  --------  --------  --------  --------
  Total distributions............................................................     0.00      0.00      0.00     (1.10)
                                                                                  --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD................................................... $  13.63  $  12.27  $   8.71  $  11.89
                                                                                  ========  ========  ========  ========
TOTAL RETURN (%).................................................................     11.1      40.9     (26.7)     (9.0)
Ratio of operating expenses to average net assets before expense reductions (%)..     0.60      0.63      0.61      0.61
Ratio of operating expenses to average net assets after expense reductions(%) (d)     0.60      0.63        --        --
Ratio of net investment income (loss) to average net assets (%)..................    (0.31)    (0.39)    (0.38)    (0.34)
Portfolio turnover rate (%)......................................................       28        25        44        38
Net assets, end of period (000).................................................. $312,834  $297,728  $210,410  $298,699

                                                                                  ---------

                                                                                  ---------
                                                                                    2000
                                                                                  --------
NET ASSET VALUE, BEGINNING OF PERIOD............................................. $  15.73
                                                                                  --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)...................................................    (0.03)
  Net realized and unrealized gain (loss) on investments.........................    (1.40)
                                                                                  --------
  Total from investment operations...............................................    (1.43)
                                                                                  --------
LESS DISTRIBUTIONS
  Distributions from net realized capital gains..................................     0.00
                                                                                  --------
  Total distributions............................................................     0.00
                                                                                  --------
NET ASSET VALUE, END OF PERIOD................................................... $  14.30
                                                                                  ========
TOTAL RETURN (%).................................................................     (9.1)
Ratio of operating expenses to average net assets before expense reductions (%)..     0.58
Ratio of operating expenses to average net assets after expense reductions(%) (d)     0.58
Ratio of net investment income (loss) to average net assets (%)..................    (0.19)
Portfolio turnover rate (%)......................................................       68
Net assets, end of period (000).................................................. $337,343

                                                              CLASS B                              CLASS E
                                                 -----------------------------     ------------------------------------
                                                                  JULY 30, 2002(A)                           MAY 1, 2001(A)
                                                    YEAR ENDED        THROUGH             YEAR ENDED            THROUGH
                                                   DECEMBER 31,     DECEMBER 31,         DECEMBER 31,         DECEMBER 31,
                                                 ---------------  ---------------- ------------------------  --------------
                                                   2004    2003         2002         2004     2003    2002        2001
                                                 -------  ------  ---------------- -------  -------  ------  --------------
NET ASSET VALUE, BEGINNING OF PERIOD............ $ 12.11  $ 8.59       $ 8.67      $ 12.15  $  8.64  $11.80      $12.22
                                                 -------  ------       ------      -------  -------  ------      ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)..................   (0.03)  (0.01)       (0.01)       (0.05)   (0.03)  (0.02)       0.00
  Net realized and unrealized gain (loss) on
   investments..................................    1.36    3.53        (0.07)        1.39     3.54   (3.14)      (0.42)
                                                 -------  ------       ------      -------  -------  ------      ------
  Total from investment operations..............    1.33    3.52        (0.08)        1.34     3.51   (3.16)      (0.42)
                                                 -------  ------       ------      -------  -------  ------      ------
NET ASSET VALUE, END OF PERIOD.................. $ 13.44  $12.11       $ 8.59      $ 13.49  $ 12.15  $ 8.64      $11.80
                                                 =======  ======       ======      =======  =======  ======      ======
TOTAL RETURN (%)................................    11.0    41.0         (0.9)(b)     11.0     40.6   (26.8)       (3.4)(b)
Ratio of operating expenses to average net
 assets before expense reductions (%)...........    0.85    0.88         0.86 (c)     0.75     0.78    0.76        0.76 (c)
Ratio of operating expenses to average net
 assets after expense reductions(%) (d).........    0.85    0.88           --         0.75     0.78      --          --
Ratio of net investment income (loss) to average
 net assets (%).................................   (0.52)  (0.59)       (0.63)(c)    (0.45)   (0.52)  (0.53)       0.00 (c)
Portfolio turnover rate (%).....................      28      25           44           28       25      44          38
Net assets, end of period (000)................. $15,516  $  152       $    3      $18,321  $11,353  $1,809      $  0.1

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.
(d)The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                See accompanying notes to financial statements.

                                    MSF-285

METROPOLITAN SERIES FUND, INC.

 FI INTERNATIONAL STOCK PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

COMMON STOCKS--98.6% OF TOTAL NET ASSETS

                                                                  VALUE
    SHARES                                                       (NOTE 1)
    ------------------------------------------------------------------------

            AUSTRALIA--0.1%
     27,700 CSL, Ltd.......................................... $     631,668
                                                               -------------

            AUSTRIA--0.3%
     13,561 Bank Austria Creditanstalt AG (c).................     1,220,196
                                                               -------------

            BELGIUM--0.4%
     23,067 Delhaize Group, Plc...............................     1,747,622
                                                               -------------

            BERMUDA--0.0%
    136,000 Peoples Food Holdings, Inc........................       124,924
                                                               -------------

            BRAZIL--2.2%
     82,200 Banco Bradesco S.A. (ADR) (c).....................     2,059,932
    111,200 Tele Norte Leste Participacoes S.A. (ADR) (c).....     1,875,944
     45,700 Telecomunicacoes Brasileiras S.A. (ADR) (c).......     1,470,626
     56,900 Unibanco-Uniao de Banco Brasileiros S.A. (GDR) (c)     1,804,868
    129,750 Votorantim Celulosee Papel S.A. (ADR) (c).........     2,101,950
                                                               -------------
                                                                   9,313,320
                                                               -------------

            CANADA--0.5%
     82,200 Abitibi-Consolidated, Inc. (c)....................       564,352
     57,600 Celestica, Inc. (b) (c)...........................       812,736
    107,700 Tembec, Inc.......................................       645,430
                                                               -------------
                                                                   2,022,518
                                                               -------------

            CAYMAN ISLAND--0.4%
    450,000 Global Bio Chemistry Technology, Inc. (c).........       297,891
     63,500 The 9, Ltd. (ADR).................................     1,499,870
                                                               -------------
                                                                   1,797,761
                                                               -------------

            DENMARK--1.4%
    111,010 Danske Bank A/S...................................     3,388,213
    230,100 GN Store Nord A/S (c).............................     2,468,186
                                                               -------------
                                                                   5,856,399
                                                               -------------

            ESTONIA--0.2%
     49,217 Hansabank, Ltd....................................       640,267
                                                               -------------

            FINLAND--1.0%
     77,100 Nokia Corp. (ADR).................................     1,208,157
     95,004 Nokia Oyj.........................................     1,486,406
     74,100 UPM-Kymmene Oyj...................................     1,644,824
                                                               -------------
                                                                   4,339,387
                                                               -------------

            FRANCE--12.2%
     56,100 Accor S.A. (c)....................................     2,443,860
    191,600 Alcatel S.A. (ADR)................................     2,994,708
      4,200 Autoroutes Paris..................................       252,722
    135,700 AXA S.A. (c)......................................     3,350,935
     12,446 Bacou-Dalloz......................................       994,137
     61,273 BNP Paribas S.A. (c)..............................     4,420,983
     33,200 Bouygues S.A. (c).................................     1,527,192
     41,500 CNP Assurances S.A. (c)...........................     2,958,662
     18,072 Credit Agricole S.A...............................       542,540

                                                             VALUE
          SHARES                                            (NOTE 1)
         --------------------------------------------------------------

                   FRANCE--(CONTINUED)
            24,700 Dassault Systems S.A. (ADR)........... $   1,246,609
            15,378 Eiffage S.A. (c)......................     1,768,698
            57,200 Elior.................................       648,391
           138,893 France Telecom S.A. (ADR).............     4,594,580
            37,626 Medidep S.A. (b)......................     1,169,980
            53,800 NRJ Groupe............................     1,176,090
            29,046 Orpea (b).............................     1,021,755
             6,600 Pernod Ricard S.A. (c)................     1,006,726
            75,100 Sanofi-Synthelabo S.A. (ADR) (c)......     3,007,755
            66,955 Suez S.A. (c).........................     1,781,330
            40,551 Total S.A. (c)........................     8,850,825
            13,200 Total S.A. (ADR) (c)..................     1,449,888
           156,800 Vivendi Universal S.A. (ADR)..........     5,028,576
                                                          -------------
                                                             52,236,942
                                                          -------------

                   GERMANY--10.0%
            61,829 Allianz AG............................     8,161,713
            32,700 BASF AG (ADR) (c).....................     2,355,054
            37,500 Bilfinger & Berger Bau AG.............     1,535,645
           147,910 DAB Bank AG (b) (c)...................     1,099,865
            29,400 Deutsche Boerse AG....................     1,761,462
           309,200 Deutsche Telekom AG (ADR) (c).........     7,012,656
            35,500 E.ON AG...............................     3,221,483
            33,393 freenet.de AG (b) (c).................       855,865
            17,700 Fresenius Medical Care AG.............     1,648,881
            33,199 HeidelbergCement AG (c)...............     1,989,660
            64,343 Hochtief AG (c).......................     2,089,172
            95,008 Hypo Real Estate Holding AG (b).......     3,921,594
            36,300 K&S AG................................     1,921,956
            47,281 RWE AG (c)............................     2,606,590
            20,000 Siemens AG (ADR) (c)..................     1,693,400
            28,947 United Internet AG....................       781,053
                                                          -------------
                                                             42,656,049
                                                          -------------

                   GREECE--1.3%
            30,700 COSMOTE Mobile Telecommunications S.A.       612,381
            48,450 EFG Eurobank Ergasias S.A.............     1,656,208
            50,730 OPAP S.A..............................     1,398,140
            65,400 Public Power Corp.....................     1,821,641
                                                          -------------
                                                              5,488,370
                                                          -------------

                   HONG KONG--3.6%
           113,000 Cheung Kong Holdings, Ltd.............     1,129,125
            33,600 China Netcom Group Corp. (ADR) (b) (c)       899,136
           218,600 HSBC Holdings, Plc. (c)...............     3,738,846
           337,000 Hutchison Whampoa, Ltd. (c)...........     3,151,308
         1,791,000 PCCW, Ltd.............................     1,134,116
           672,000 Shun Tak Holdings, Inc................       738,500
         1,626,000 Sino Land Co. (c).....................     1,608,962
           325,000 Techtronic Industries Co., Ltd. (c)...       710,387
           261,000 Television Broadcasts, Ltd............     1,208,114
           326,000 The Wharf Holdings, Ltd...............     1,139,924
                                                          -------------
                                                             15,458,418
                                                          -------------

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-286

METROPOLITAN SERIES FUND, INC.

 FI INTERNATIONAL STOCK PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

COMMON STOCKS--(CONTINUED)

                                                                VALUE
       SHARES                                                  (NOTE 1)
      --------------------------------------------------------------------

                HUNGARY--0.1%
         13,900 OTP Bank.................................... $     426,845
                                                             -------------

                IRELAND--1.5%
        101,037 Allied Irish Banks, Plc.....................     2,093,173
        332,486 C & C Group, Plc. (b).......................     1,346,080
        593,771 Independent News & Media, Plc...............     1,864,788
         65,200 Jurys Doyle Hotel Group, Plc................     1,087,379
                                                             -------------
                                                                 6,391,420
                                                             -------------

                ITALY--7.4%
         38,100 Assicuraziono Generali S.p.A................     1,286,966
         54,600 Banca Antonveneta S.p.A.....................     1,433,310
        661,498 Banca Intesa S.p.A.-RNC.....................     2,834,079
         83,400 Banche Popolari Unite S.c.ar.l..............     1,688,127
        109,600 Banco Popolare di Verona e Novara S.c.ar.l..     2,218,638
         75,160 Buzzi Unicem S.p.A. (c).....................     1,091,969
        204,700 Cassa di Risparmio di Firenze...............       498,731
         52,937 Davide Campari-Milano, S.p.A................     3,402,931
         33,100 Eni S.p.A. (ADR) (c)........................     4,165,304
        159,800 ENI-Ente Nazionale Idrocarburi S.p.A. (c)...     3,995,225
        110,500 Geox S.p.A..................................       855,620
         39,400 Lottomatica S.p.A. (c)......................     1,439,957
         84,100 Mediobanca S.p.A............................     1,357,667
         69,600 Sias........................................       982,457
      1,400,000 Telecom Italia S.p.A.-RNC...................     4,526,632
                                                             -------------
                                                                31,777,613
                                                             -------------

                JAPAN--18.9%
         55,500 Aisin Seiki Co., Ltd........................     1,406,153
        108,900 Asahi Breweries, Ltd........................     1,346,991
         69,000 Asahi Glass Co., Ltd. (c)...................       758,330
         50,800 Canon, Inc. (c).............................     2,744,206
         45,500 Circle K Sunkus Co., Ltd....................     1,166,485
        353,000 Daiwa Securities Group, Inc.................     2,533,570
         17,300 Don Quijote Co., Ltd. (c)...................       880,450
            411 East Japan Railway Co.......................     2,283,664
         41,700 FamilyMart Co., Ltd.........................     1,213,480
         17,700 Fancl Corp..................................       679,353
         35,000 Fuji Photo Film Co., Ltd....................     1,290,518
          1,700 Hitachi Software Engineering Co., Ltd.......        38,624
         44,400 Honda Motor Co., Ltd. (c)...................     2,303,882
         39,500 Ito-Yokado Co., Ltd.........................     1,658,315
         22,200 JAFCO Co., Ltd..............................     1,501,472
         84,000 Matsushita Electric Industrial Co., Ltd. (c)     1,339,056
            114 Millea Holdings, Inc. (c)...................     1,689,906
        292,000 Mitsubishi Electric Corp....................     1,430,226
        129,000 Mitsubishi Securities (c)...................     1,403,271
            170 Mitsubishi Tokyo Financial Group, Inc.......     1,716,943
         94,000 Mitsui Fudosan Co., Ltd. (c)................     1,143,023
        108,000 Mitsui Trust Holdings, Inc..................     1,075,342
            465 Mizuho Financial Group, Inc.................     2,328,418
         87,700 Nichicon Corp...............................     1,123,055
        455,000 Nikko Cordial Corp..........................     2,413,214
         42,000 Nikon Corp. (c).............................       519,527
        336,000 Nippon Chemi-Con Corp.......................     1,830,428

                                                               VALUE
       SHARES                                                 (NOTE 1)
       ------------------------------------------------------------------

               JAPAN--(CONTINUED)
        42,100 Nippon Electronic, Inc...................... $   1,077,555
       114,000 Nippon Oil Corp.............................       728,781
        13,000 Nishimatsuya Chain Co., Ltd. (c)............       490,071
        95,600 Nissan Motor Co., Ltd.......................     1,043,889
        42,900 Nitto Denko Corp............................     2,352,746
       203,000 Nomura Holdings, Inc........................     2,943,743
            55 NTT Urban Development.......................       240,387
        12,400 Oracle Corp.................................       642,171
       125,000 Ricoh Co., Ltd. (c).........................     2,410,175
         8,700 Rohm Co., Ltd...............................       898,262
       144,000 Sanden Corp. (c)............................       888,002
       132,000 Sanken Electric Co., Ltd. (c)...............     1,722,298
        12,050 SFCG Co., Ltd. (c)..........................     3,036,873
       187,000 Sumitomo Electric Industries, Ltd. (c)......     2,028,776
       153,000 Sumitomo Forestry Co., Ltd..................     1,531,672
           553 Sumitomo Mitsui Financial Group, Inc. (c)...     4,007,219
       686,000 Sumitomo Osaka Cement Co., Ltd..............     1,675,191
        35,050 T & D Holdings, Inc.........................     1,671,555
       178,000 Teijin, Ltd.................................       769,820
       260,000 The Nishi-Nippon Bank, Ltd..................     1,001,813
         3,000 TIS, Inc....................................       131,013
       172,000 Toyo Ink Manufacturing Co., Ltd.............       684,463
        33,200 Toyota Motor Corp...........................     1,352,483
         9,100 Toys "R" Us-Japan, Ltd......................       164,713
           508 UFJ Holdings, Inc...........................     3,062,330
        51,000 Yamanouchi Pharmaceutical Co., Ltd. (c).....     1,986,869
       135,000 Yamato Transport Co., Ltd...................     2,001,384
        20,700 York-Benimaru Co., Ltd......................       640,649
                                                            -------------
                                                               81,002,805
                                                            -------------

               LUXEMBOURG--0.9%
        45,200 Millicom International Cellular S.A. (b) (c)     1,027,396
        70,772 SES Global, Inc.............................       914,839
        72,800 Stolt-Nielsen S.A. (ADR) (c)................     2,077,712
                                                            -------------
                                                                4,019,947
                                                            -------------

               MEXICO--0.0%
        37,900 Industrias Penoles..........................       203,800
                                                            -------------

               NETHERLANDS--5.3%
       105,394 Aegon NV....................................     1,430,999
       111,000 ASML Holding NV (ADR) (b) (c)...............     1,766,010
        41,100 European Aeronautic Defense & Space Co. NV..     1,188,808
       123,192 ING Groep NV................................     3,714,335
       246,300 Koninklijke Ahold NV (ADR) (c)..............     1,913,751
        21,100 Koninklijke Numico NV (b)...................       758,243
        60,400 Koninklijke Philips Electronics NV (ADR) (c)     1,600,600
        42,368 Koninklijke Wessanen NV.....................       542,245
        36,200 Randstad Holding NV.........................     1,419,463
        50,900 Unilever NV (ADR) (c).......................     3,395,539
       263,259 Versatel Telecom International NV (b) (c)...       757,886
        54,725 VNU NV (c)..................................     1,608,836
       124,344 Wolters Kluwer NV...........................     2,485,099
                                                            -------------
                                                               22,581,814
                                                            -------------

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-287

METROPOLITAN SERIES FUND, INC.

 FI INTERNATIONAL STOCK PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

COMMON STOCKS--(CONTINUED)

                                                            VALUE
         SHARES                                            (NOTE 1)
         -------------------------------------------------------------

                 NEW ZEALAND--0.2%
         386,657 Warehouse Group, Ltd................... $   1,008,726
                                                         -------------

                 NORWAY--0.4%
          49,400 Norske Skogindustrier ASA (c)..........     1,063,270
          78,300 Tandberg Television ASA (b)............       677,977
                                                         -------------
                                                             1,741,247
                                                         -------------

                 POLAND--0.3%
          72,000 Polski Koncern.........................       906,825
          35,300 Powszechna Kasa OS.....................       327,113
                                                         -------------
                                                             1,233,938
                                                         -------------

                 PORTUGAL--0.4%
         314,900 Banco Comercial Portugues S.A..........       805,703
          93,300 Brisa-Auto Estradas de Portugal S.A....       852,601
                                                         -------------
                                                             1,658,304
                                                         -------------

                 SINGAPORE--0.6%
         131,586 DBS Group Holdings, Inc................     1,295,760
          58,700 Flextronics International, Ltd. (b) (c)       811,234
          51,735 Overseas-Chinese Banking Corp..........       427,578
                                                         -------------
                                                             2,534,572
                                                         -------------

                 SOUTH AFRICA--0.8%
         107,245 Massmart Holdings, Ltd.................       859,682
          78,600 MTN Group, Ltd.........................       604,805
          92,400 Standard Bank, Ltd.....................     1,075,679
         300,000 Steinhoff International Holdings, Inc..       668,711
                                                         -------------
                                                             3,208,877
                                                         -------------

                 SOUTH KOREA--1.2%
          15,750 Kookmin Bank...........................       614,066
          25,140 Lg Electronics, Inc....................     1,552,239
          33,980 LG Petrochemical Co., Ltd..............       852,947
          85,220 Shinhan Financial Group Co., Ltd.......     1,924,779
                                                         -------------
                                                             4,944,031
                                                         -------------

                 SPAIN--1.2%
          12,311 Antena 3 de Television S.A. (b) (c)....       885,570
          52,100 Banco Santander Central Hispano S.A....       645,025
           1,900 Gamesa Corporacion Tecnologica S.A. (c)        26,469
          44,570 Gestevision Telecino S.A. (b) (c)......       915,348
          14,200 Repsol-YPF S.A. (ADR)..................       370,620
          42,100 Telefonica S.A. (ADR) (c)..............     2,378,650
                                                         -------------
                                                             5,221,682
                                                         -------------

                 SWEDEN--1.8%
         158,300 Eniro AB (c)...........................     1,612,749
         143,650 Gambro AB (Class A)....................     2,043,674
         117,800 OM HEX AB (c)..........................     1,499,595

                                                                  VALUE
     SHARES                                                      (NOTE 1)
    ------------------------------------------------------------------------

              SWEDEN-(CONTINUED)
       14,100 Oriflame Cosmetics S.A. (SDR) (b) (c)........... $     325,737
       75,800 Telefonaktiebolaget LM Ericsson (ADR)...........     2,386,942
                                                               -------------
                                                                   7,868,697
                                                               -------------

              SWITZERLAND--8.5%
       12,811 Actelion, Ltd. (b)..............................     1,310,303
        8,627 Barry Callebaut AG..............................     2,138,013
       79,394 Compagnie Financiere Richemont AG...............     2,638,079
      114,306 Credit Suisse Group (c).........................     4,807,579
       15,868 Nestle S.A......................................     4,145,012
      118,596 Novartis AG.....................................     5,952,033
       59,689 Phonak Holding AG...............................     1,960,876
       58,783 Roche Holding AG................................     6,738,435
        2,494 Sika AG.........................................     1,490,305
        6,992 Swiss Life Holding (c)..........................     1,013,209
       49,621 UBS AG (c)......................................     4,143,288
                                                               -------------
                                                                  36,337,132
                                                               -------------

              TAIWAN--1.3%
    1,226,990 Compal Electronics, Inc.........................     1,222,244
      187,749 Hon Hai Precision Industry Co., Ltd.............       867,287
      715,279 Quanta Computer, Inc............................     1,282,879
      718,000 Taiwan Semiconductor Manufacturing Co., Ltd. (b)     1,138,999
    1,934,440 United Microelectronics Corp....................     1,245,635
                                                               -------------
                                                                   5,757,044
                                                               -------------

              THAILAND--0.1%
      253,100 Thai Oil, Plc...................................       332,255
                                                               -------------

              UNITED KINGDOM--11.4%
      145,454 3i Group, Plc...................................     1,857,787
       74,800 AstraZeneca, Plc. (ADR) (c).....................     2,721,972
      537,791 BAE Systems, Plc................................     2,372,963
      199,400 BP, Plc. (ADR)..................................    11,644,960
      118,300 British Airways, Plc............................       534,257
       92,600 Capita Group, Plc...............................       647,507
       89,775 Enterprise Inns, Plc............................     1,366,868
      473,600 FKI, Plc........................................     1,058,401
      552,300 Group for Securicor, Inc........................     1,480,193
    1,700,000 Invensys, Plc. (b)..............................       504,647
      227,100 Kesa Electricals, Plc...........................     1,228,576
      364,690 Premier Farnell, Plc............................     1,194,584
      311,693 Rank Group, Plc.................................     1,575,710
       31,200 Royal Bank of Scotland Group, Plc...............     1,046,499
       66,100 Serco Group, Plc................................       304,224
      706,940 Shell Transport & Trading Co., Plc..............     6,009,774
       48,500 Trinity Mirror, Plc.............................       590,714
       87,700 Unilever, Plc. (ADR) (c)........................     3,465,904
    3,306,710 Vodafone Group, Plc.............................     8,939,404
                                                               -------------
                                                                  48,544,944
                                                               -------------

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-288

METROPOLITAN SERIES FUND, INC.

 FI INTERNATIONAL STOCK PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

COMMON STOCKS--(CONTINUED)

                                                                   VALUE
   SHARES                                                         (NOTE 1)
   --------------------------------------------------------------------------

           UNITED STATES--2.7%
    22,000 Affiliated Computer Services, Inc. (Class A) (b) (c) $   1,324,180
    13,800 Fox Entertainment Group, Inc. (Class A) (b).........       431,388
    16,200 Ingram Micro, Inc. (b)..............................       336,960
   124,470 News Corp., Inc. (c)................................     2,389,824
   251,100 Rhodia (c)..........................................       677,970
   246,617 Telewest Global, Inc. (b)...........................     4,335,527
    42,900 Wyeth (c)...........................................     1,827,111
                                                                -------------
                                                                   11,322,960
                                                                -------------
           Total Common Stocks
            (Identified Cost $355,194,889).....................   421,652,494
                                                                -------------

   PREFERRED STOCKS--0.5%
   --------------------------------------------------------------------------

           GERMANY--0.5%
    39,325 Fresenius Medical Care AG...........................     2,273,822
                                                                -------------
           Total Preferred Stocks
            (Identified Cost $2,023,523).......................     2,273,822
                                                                -------------


    SHORT TERM INVESTMENTS--1.4%
       FACE                                                      VALUE
      AMOUNT                                                    (NOTE 1)
    -----------------------------------------------------------------------

               REPURCHASE AGREEMENT--1.4%
    $6,051,000 State Street Corp. Repurchase Agreement dated
                12/31/04 at 0.600% to be repurchased at
                $6,051,303 on 01/03/05, collateralized by
                $6,245,000 U.S. Treasury Note
                3.375% due 12/15/08 with a value of
                $6,237,194.................................. $   6,051,000
                                                             -------------
               Total Short Term Investments
                (Identified Cost $6,051,000)................     6,051,000
                                                             -------------
               Total Investments--100.5%
                (Identified Cost $363,269,412) (a)..........   429,977,316
               Other assets less liabilities................    (2,314,000)
                                                             -------------
               TOTAL NET ASSETS--100%....................... $ 427,663,316
                                                             =============

         TEN LARGEST INDUSTRIES AS OF                 PERCENTAGE OF
         DECEMBER 31, 2004                            TOTAL NET ASSETS
         ----------------------------                 ----------------
          1    Commercial Banks......................      11.5%
          2    Oil & Gas.............................       9.0%
          3    Diversified Telecommunication Services       7.8%
          4    Pharmaceuticals.......................       5.5%
          5    Diversified Financial Services........       5.4%
          6    Insurance.............................       5.0%
          7    Media.................................       4.9%
          8    Capital Markets.......................       3.9%
          9    Food Products.........................       3.7%
         10    Wireless Telecommunication Services...       3.0%

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-289

METROPOLITAN SERIES FUND, INC.

 FI INTERNATIONAL STOCK PORTFOLIO

STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2004

   ASSETS
     Investments at value.........................             $429,977,316
     Cash.........................................                       26
     Foreign cash at value
      (Identified cost $743,919)..................                  780,448
     Collateral for securities loaned.............               79,814,675
     Receivable for:
      Securities sold.............................                  845,394
      Fund shares sold............................                  617,163
      Dividends and interest......................                  353,619
      Foreign taxes...............................                  143,825
                                                               ------------
       Total Assets...............................              512,532,466
   LIABILITIES
     Payable for:
      Fund shares redeemed........................ $ 2,836,703
      Securities purchased........................   1,732,044
      Withholding taxes...........................      22,799
      Return of collateral for securities loaned..  79,814,675
     Accrued expenses:
      Management fees.............................     304,711
      Service and distribution fees...............      12,276
      Other expenses..............................     145,942
                                                   -----------
       Total Liabilities..........................               84,869,150
                                                               ------------
   NET ASSETS.....................................             $427,663,316
                                                               ============
     Net assets consist of:
      Capital paid in.............................             $432,978,974
      Undistributed net investment income.........                2,325,330
      Accumulated net realized gains (losses).....              (74,404,948)
      Unrealized appreciation (depreciation)
       on investments and foreign currency........               66,763,960
                                                               ------------
   NET ASSETS.....................................             $427,663,316
                                                               ============
   Computation of offering price:
   CLASS A
   Net asset value and redemption price per
    share ( $344,340,072 divided by
    29,933,053 shares outstanding)................             $      11.50
                                                               ============
   CLASS B
   Net asset value and redemption price per
    share ( $24,611,558 divided by
    2,163,356 shares outstanding).................             $      11.38
                                                               ============
   CLASS E
   Net asset value and redemption price per
    share ( $58,711,686 divided by
    5,145,173 shares outstanding).................             $      11.41
                                                               ============
   Identified cost of investments.................             $363,269,412
                                                               ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2004

     INVESTMENT INCOME
       Dividends...............................              $ 7,021,767(a)
       Interest................................                  390,005(b)
                                                             -----------
                                                               7,411,772
     EXPENSES
       Management fees......................... $ 3,332,607
       Service and distribution fees--Class B..      43,848
       Service and distribution fees--Class E..      77,904
       Directors' fees and expenses............      23,202
       Custodian...............................     663,343
       Audit and tax services..................      21,371
       Legal...................................      33,248
       Printing................................     112,934
       Insurance...............................       8,715
       Miscellaneous...........................       4,146
                                                -----------
       Total expenses before reductions........   4,321,318
       Expense reductions......................     (76,470)   4,244,848
                                                -----------  -----------
     NET INVESTMENT INCOME.....................                3,166,924
                                                             -----------
     REALIZED AND UNREALIZED GAIN (LOSS)
     Realized gain (loss) on:
       Investments--net........................  15,788,920
       Foreign currency transactions--net......   8,347,314   24,136,234
                                                -----------
     Unrealized appreciation (depreciation) on:
       Investments--net........................  39,323,357
       Foreign currency transactions--net......      38,192   39,361,549
                                                -----------  -----------
     Net gain (loss)...........................               63,497,783
                                                             -----------
     NET INCREASE (DECREASE) IN NET ASSETS
      FROM OPERATIONS..........................              $66,664,707
                                                             ===========

(a)Net of foreign taxes of $889,204.
(b)Includes income on securities loaned of $269,149.

                See accompanying notes to financial statements.

                                    MSF-290

METROPOLITAN SERIES FUND, INC.

 FI INTERNATIONAL STOCK PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                                      YEAR ENDED    YEAR ENDED
                                                                     DECEMBER 31,  DECEMBER 31,
                                                                         2004          2003
                                                                     ------------  ------------
FROM OPERATIONS
  Net investment income............................................. $  3,166,924  $  3,732,195
  Net realized gain (loss)..........................................   24,136,234     9,527,110
  Unrealized appreciation (depreciation)............................   39,361,549    71,420,103
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................   66,664,707    84,679,408
                                                                     ------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................   (4,308,987)   (2,004,388)
    Class B.........................................................     (202,168)           (6)
    Class E.........................................................     (657,454)     (173,940)
                                                                     ------------  ------------
  TOTAL DISTRIBUTIONS...............................................   (5,168,609)   (2,178,334)
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.  (15,307,278)   10,695,293
                                                                     ------------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................   46,188,820    93,196,367

NET ASSETS
  Beginning of the period...........................................  381,474,496   288,278,129
                                                                     ------------  ------------
  End of the period................................................. $427,663,316  $381,474,496
                                                                     ============  ============

UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $  2,325,330  $  4,992,672
                                                                     ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                      YEAR ENDED                YEAR ENDED
                                                                   DECEMBER 31, 2004         DECEMBER 31, 2003
                                                               ------------------------  ------------------------
                                                                 SHARES          $         SHARES          $
                                                               ----------  ------------  ----------  ------------
CLASS A
  Sales.......................................................  3,561,865  $ 36,409,730   5,857,898  $ 47,814,941
  Reinvestments...............................................    420,800     4,308,987     266,541     2,004,388
  Redemptions................................................. (6,398,245)  (65,387,799) (8,720,769)  (73,058,674)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease)..................................... (2,415,580) $(24,669,082) (2,596,330) $(23,239,345)
                                                               ==========  ============  ==========  ============
CLASS B
  Sales.......................................................  1,233,538  $ 12,528,432   1,575,230  $ 13,727,456
  Reinvestments...............................................     19,938       202,168           1             6
  Redemptions.................................................   (612,223)   (6,095,461)    (53,235)     (473,400)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................    641,253  $  6,635,139   1,521,996  $ 13,254,062
                                                               ==========  ============  ==========  ============
CLASS E
  Sales.......................................................  1,575,031  $ 15,945,725   5,616,283  $ 44,369,556
  Reinvestments...............................................     64,646       657,454      23,285       173,940
  Redemptions................................................. (1,359,015)  (13,876,514) (3,014,703)  (23,862,920)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................    280,662  $  2,726,665   2,624,865  $ 20,680,576
                                                               ==========  ============  ==========  ============
  Increase (decrease) derived from capital share transactions. (1,493,665) $(15,307,278)  1,550,531  $ 10,695,293
                                                               ==========  ============  ==========  ============

                See accompanying notes to financial statements.

                                    MSF-291

METROPOLITAN SERIES FUND, INC.

 FI INTERNATIONAL STOCK PORTFOLIO

FINANCIAL HIGHLIGHTS

                                                                                                        CLASS A
                                                                                   ---------------------------------------
                                                                                                YEAR ENDED DECEMBER 31,
                                                                                   ---------------------------------------
                                                                                     2004      2003      2002      2001
                                                                                   --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $   9.86  $   7.76  $   9.49  $  12.39
                                                                                   --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................     0.10      0.11      0.08      0.08
  Net realized and unrealized gain (loss) on investments..........................     1.68      2.05     (1.73)    (2.57)
                                                                                   --------  --------  --------  --------
  Total from investment operations................................................     1.78      2.16     (1.65)    (2.49)
                                                                                   --------  --------  --------  --------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................    (0.14)    (0.06)    (0.08)    (0.03)
  Distributions from net realized capital gains...................................     0.00      0.00      0.00     (0.38)
                                                                                   --------  --------  --------  --------
  Total distributions.............................................................    (0.14)    (0.06)    (0.08)    (0.41)
                                                                                   --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD.................................................... $  11.50  $   9.86  $   7.76  $   9.49
                                                                                   ========  ========  ========  ========
TOTAL RETURN (%)..................................................................     18.2      28.0     (17.5)    (20.6)
Ratio of operating expenses to average net assets before expense reductions (%)...     1.08      1.13      1.12      1.16
Ratio of operating expenses to average net assets after expense reductions (%) (d)     1.06      1.11      1.12      1.14
Ratio of net investment income to average net assets (%)..........................     0.85      1.21      0.90      0.73
Portfolio turnover rate (%).......................................................       90       148        50        68
Net assets, end of period (000)................................................... $344,340  $318,996  $271,015  $340,426

                                                                                   ---------

                                                                                   ---------
                                                                                     2000
                                                                                   --------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $  13.87
                                                                                   --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................     0.02
  Net realized and unrealized gain (loss) on investments..........................    (1.42)
                                                                                   --------
  Total from investment operations................................................    (1.40)
                                                                                   --------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................    (0.08)
  Distributions from net realized capital gains...................................     0.00
                                                                                   --------
  Total distributions.............................................................    (0.08)
                                                                                   --------
NET ASSET VALUE, END OF PERIOD.................................................... $  12.39
                                                                                   ========
TOTAL RETURN (%)..................................................................    (10.1)
Ratio of operating expenses to average net assets before expense reductions (%)...       --
Ratio of operating expenses to average net assets after expense reductions (%) (d)     1.09
Ratio of net investment income to average net assets (%)..........................     0.25
Portfolio turnover rate (%).......................................................      166
Net assets, end of period (000)................................................... $428,519

                                                                             CLASS B                               CLASS E
                                                                 ----------------------------     --------------------------
                                                                    YEAR ENDED     MAY 1, 2002(A)         YEAR ENDED
                                                                   DECEMBER 31,       THROUGH            DECEMBER 31,
                                                                 ----------------   DECEMBER 31,  -------------------------
                                                                   2004     2003        2002        2004     2003     2002
                                                                 -------  -------  -------------- -------  -------  -------
NET ASSET VALUE, BEGINNING OF PERIOD............................ $  9.76  $  7.69      $ 9.39     $  9.79  $  7.71  $  9.43
                                                                 -------  -------      ------     -------  -------  -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income.........................................    0.07     0.03        0.02        0.07     0.08     0.08
  Net realized and unrealized gain (loss) on investments........    1.67     2.09       (1.72)       1.68     2.05    (1.73)
                                                                 -------  -------      ------     -------  -------  -------
  Total from investment operations..............................    1.74     2.12       (1.70)       1.75     2.13    (1.65)
                                                                 -------  -------      ------     -------  -------  -------
LESS DISTRIBUTIONS
  Distributions from net investment income......................   (0.12)   (0.05)       0.00       (0.13)   (0.05)   (0.07)
                                                                 -------  -------      ------     -------  -------  -------
  Total Distributions...........................................   (0.12)   (0.05)       0.00       (0.13)   (0.05)   (0.07)
                                                                 -------  -------      ------     -------  -------  -------
NET ASSET VALUE, END OF PERIOD.................................. $ 11.38  $  9.76      $ 7.69     $ 11.41  $  9.79  $  7.71
                                                                 =======  =======      ======     =======  =======  =======
TOTAL RETURN (%)................................................    18.0     27.8       (18.1)(b)    18.0     27.9    (17.6)
Ratio of operating expenses to average net assets before expense
 reductions (%).................................................    1.33     1.38        1.37 (c)    1.23     1.28     1.27
Ratio of operating expenses to average net assets after expense
 reductions (%) (d).............................................    1.31     1.36        1.37 (c)    1.21     1.26     1.27
Ratio of net investment income to average net assets (%)........    0.56    (0.04)       0.35 (c)    0.70     0.93     0.57
Portfolio turnover rate (%).....................................      90      148          50          90      148       50
Net assets, end of period (000)................................. $24,612  $14,859      $    1     $58,712  $47,619  $17,262

                                                                 -----------
                                                                 MAY 1, 2001(A)
                                                                    THROUGH
                                                                  DECEMBER 31,
                                                                      2001
                                                                 --------------
NET ASSET VALUE, BEGINNING OF PERIOD............................     $10.91
                                                                     ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income.........................................       0.00
  Net realized and unrealized gain (loss) on investments........      (1.48)
                                                                     ------
  Total from investment operations..............................      (1.48)
                                                                     ------
LESS DISTRIBUTIONS
  Distributions from net investment income......................       0.00
                                                                     ------
  Total Distributions...........................................       0.00
                                                                     ------
NET ASSET VALUE, END OF PERIOD..................................     $ 9.43
                                                                     ======
TOTAL RETURN (%)................................................      (13.6)(b)
Ratio of operating expenses to average net assets before expense
 reductions (%).................................................       1.31 (c)
Ratio of operating expenses to average net assets after expense
 reductions (%) (d).............................................       1.30 (c)
Ratio of net investment income to average net assets (%)........      (0.17)(c)
Portfolio turnover rate (%).....................................         68
Net assets, end of period (000).................................     $2,194

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.
(d)The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                See accompanying notes to financial statements.

                                    MSF-292

METROPOLITAN SERIES FUND, INC.

 MORGAN STANLEY EAFE INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

COMMON STOCKS--99.9% OF TOTAL NET ASSETS


                                                              VALUE
         SHARES                                              (NOTE 1)
       -----------------------------------------------------------------

                  AUSTRALIA--4.9%
           47,773 Alumina, Ltd............................ $     222,087
           34,033 Amcor, Ltd..............................       196,013
           75,293 AMP, Ltd................................       428,289
                1 Ansell, Ltd.............................             7
           11,505 Aristocrat Leisure, Ltd.................        89,601
           71,394 Australia & New Zealand Bank Group, Ltd.     1,151,892
           16,672 Australia Gas & Light Co., Ltd..........       178,999
            4,340 Australian Stock Exchange, Ltd..........        69,378
           29,714 AXA Asia Pacific Holdings, Ltd..........        95,488
          139,177 BHP Billiton, Ltd.......................     1,673,900
           29,000 BlueScope Steel, Ltd....................       187,323
           26,326 Boral, Ltd..............................       141,725
           35,812 Brambles Industries, Ltd. (c)...........       194,984
           25,052 Centro Properties Group.................       113,512
           44,362 CFS Gandel Retail Trust.................        55,629
           15,941 Coca-Cola Amatil, Ltd. (c)..............       101,532
           45,432 Coles Myer, Ltd. (c)....................       351,098
           49,185 Commonwealth Bank of Australia..........     1,237,289
           54,823 Commonwealth Property Office Fund.......        53,724
           16,060 Computershare, Ltd......................        71,323
            8,128 CSL, Ltd................................       186,241
           33,231 CSR, Ltd................................        69,282
           98,329 DB RREEF Trust..........................       101,715
           76,487 Foster's Group, Ltd.....................       347,064
                1 Futuris Corp., Ltd......................             2
           83,404 General Property Trust..................       244,504
           22,209 Harvey Norman Holdings, Ltd.............        54,814
           64,870 Insurance Australia Group, Ltd..........       326,823
           66,456 Investa Property Group..................       117,714
           42,720 John Fairfax Holdings, Ltd..............       152,317
           15,118 Lend Lease Corp., Ltd...................       157,028
           10,336 Lion Nathan, Ltd........................        69,663
            8,225 Macquarie Bank, Ltd.....................       299,718
           55,996 Macquarie Goodman Industrial Trust (c)..       104,058
           71,348 Macquarie Infrastructure Group..........       190,074
           27,102 Mayne Group, Ltd........................        90,466
           24,464 Mirvac Group (c)........................        93,951
           59,333 National Australia Bank, Ltd............     1,339,976
           12,109 Newcrest Mining, Ltd....................       165,540
           12,587 Orica, Ltd..............................       200,949
           29,982 Origin Energy, Ltd......................       161,883
           22,092 Paperlinx, Ltd..........................        81,725
           17,497 Patrick Corp., Ltd. (c).................        90,201
            1,660 Perpetual Trustees Australia, Ltd.......        81,812
            5,684 Publishing & Broadcasting, Ltd..........        77,948
           36,314 Qantas Airways..........................       105,553
           28,157 QBE Insurance Group, Ltd. (c)...........       338,602
           35,215 Rinker Group, Ltd.......................       293,800
           12,136 Rio Tinto, Ltd. (c).....................       371,923
           26,929 Santos, Ltd.............................       178,974
            8,234 Sonic Healthcare, Ltd...................        78,591
           22,262 Southcorp, Ltd..........................        74,853
           49,429 Stockland...............................       232,021
           22,444 Suncorp-Metway, Ltd.....................       305,695
           19,408 TABCORP Holdings, Ltd...................       262,946
           88,784 Telstra Corp., Ltd. (c).................       341,706

                                                                 VALUE
      SHARES                                                    (NOTE 1)
    -----------------------------------------------------------------------

               AUSTRALIA--(CONTINUED)
        10,122 Toll Holdings, Ltd............................ $     101,448
        22,312 Transurban Group (c)..........................       117,111
        15,371 Wesfarmers, Ltd...............................       479,298
        56,550 Westfield Group (c)...........................       728,089
        69,521 Westpac Banking Corp..........................     1,061,857
        45,443 WMC Resources, Ltd............................       256,991
        19,777 Woodside Petroleum, Ltd.......................       311,563
        40,948 Woolworths, Ltd...............................       481,716
                                                              -------------
                                                                 17,541,998
                                                              -------------

               AUSTRIA--0.3%
         1,745 Bank Austria Creditanstalt AG.................       157,656
         5,128 Erste Bank der oesterreichischen Sparkassen AG       273,741
        11,285 IMMOFINANZ Immobilien Anlagen AG (b) (c)......       107,966
           622 OMV AG (c)....................................       187,336
        11,895 Telekom Austria AG............................       225,860
         1,233 Voestalpine AG (c)............................        95,766
         3,733 Wienerberger AG (c)...........................       178,533
                                                              -------------
                                                                  1,226,858
                                                              -------------

               BELGIUM--1.3%
         4,172 AGFA-Gevaert NV...............................       141,730
         6,690 Belgacom S.A. (b).............................       289,079
           850 Colruyt S.A...................................       138,186
         2,752 Delhaize Group, Plc...........................       209,354
        25,157 Dexia S.A. (c)................................       578,968
         1,111 Electrabel S.A. (c)...........................       495,196
             5 Fortis Banque S.A. (i)........................             0
        46,237 Fortis S.A....................................     1,277,807
         2,884 Groupe Bruxelles Lambert S.A..................       234,760
         7,142 Interbrew S.A.................................       276,947
         4,390 KBC Bancassurance Holding NV (c)..............       336,981
         1,299 Mobistar S.A. (b).............................       121,812
         2,727 Solvay S.A. (c)...............................       300,139
         3,191 UCB S.A. (c)..................................       162,151
         1,128 Umicore S.A...................................       106,158
                                                              -------------
                                                                  4,669,268
                                                              -------------

               DENMARK--0.8%
            45 AP Moller-Maersk A/S (c)......................       371,359
         1,550 Carlsberg A/S (Class B) (c)...................        78,424
         1,050 Coloplast.....................................        57,664
         2,100 Danisco A/S...................................       128,165
        17,100 Danske Bank A/S...............................       524,091
         1,100 DSV A/S.......................................        74,555
         8,000 GN Store Nord A/S (c).........................        86,169
         3,100 Group 4 A/S (c)...............................        63,992
         5,100 H. Lundbeck A/S (c)...........................       113,675
         2,200 ISS A/S.......................................       122,729
        10,275 Novo Nordisk A/S (c)..........................       559,470
         2,315 Novozymes A/S (Series B) (c)..................       117,558
         7,738 TDC A/S.......................................       327,729
           900 Topdanmark A/S................................        70,881
         6,700 Vestas Wind Systems A/S (c)...................        83,186
                                                              -------------
                                                                  2,779,647
                                                              -------------

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-293

METROPOLITAN SERIES FUND, INC.

 MORGAN STANLEY EAFE INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

COMMON STOCKS--(CONTINUED)


                                                                 VALUE
      SHARES                                                    (NOTE 1)
    -----------------------------------------------------------------------

               FINLAND--1.4%
         6,650 Elisa Oyj..................................... $     107,138
        14,700 Fortum Oyj....................................       272,059
         3,500 Kesko Oyj.....................................        85,394
         1,900 Kone Oyj......................................       147,412
         5,732 Metso Oyj (c).................................        91,078
       181,050 Nokia Oyj.....................................     2,844,269
         4,300 Outokumpu Oyj.................................        76,839
        15,400 Sampo Oyj.....................................       212,649
        26,300 Stora Enso Oyj................................       402,488
         4,080 Tietoenator Oyj (c)...........................       129,622
        21,800 UPM-Kymmene Oyj...............................       485,886
         3,251 Wartsila Oyj..................................        69,271
                                                              -------------
                                                                  4,924,105
                                                              -------------

               FRANCE--9.0%
         7,400 Accor S.A. (c)................................       323,685
         4,923 Air France S.A. (c)...........................        93,734
         4,257 Air Liquide S.A. (c)..........................       786,341
        47,735 Alcatel S.A. (c)..............................       747,019
       161,897 ALSTOM S.A. (c)...............................       123,147
        18,758 Arcelor S.A. (c)..............................       432,155
         1,754 Atos Origin S.A. (c)..........................       119,122
         2,708 Autoroutes du Sud de la France S.A. (c).......       136,174
        55,382 AXA S.A. (c)..................................     1,373,193
        31,126 BNP Paribas S.A. (c)..........................     2,255,017
         8,131 Bouygues S.A. (c).............................       375,557
         2,531 Business Objects S.A. (b) (c).................        64,129
         4,311 Cap Gemini S.A. (c)...........................       137,765
        22,396 Carrefour S.A. (c)............................     1,067,732
         1,385 Casino Guichard-Perrachon S.A. (c)............       110,785
         1,213 CNP Assurances S.A. (c).......................        86,833
        11,999 Compagnie de Saint-Gobain S.A. (c)............       721,600
         4,014 Compagnie Generale D'Optique Essilor
                International S.A............................       314,436
         5,701 Compagnie Generale des Etablissements Michelin
                (Class B)....................................       365,432
        25,921 Credit Agricole S.A. (c)......................       781,366
         1,991 Dassault Systemes S.A. (c)....................       100,503
        57,351 France Telecom S.A. (c).......................     1,896,730
         1,047 Gecina S.A. (c)...............................       103,725
         9,407 Groupe Danone (c).............................       868,291
           324 Hermes International S.C.A. (c)...............        64,637
         1,108 Imerys S.A. (c)...............................        92,975
           787 Klepierre S.A. (c)............................        69,672
        11,893 L'Oreal S.A. (c)..............................       902,133
         6,537 Lafarge S.A. (c)..............................       630,665
         4,929 Lagardere S.C.A. (c)..........................       355,463
         9,577 LVMH Moet Hennessy Louis Vuitton S.A. (c).....       732,886
         2,066 Pernod Ricard S.A. (c)........................       316,428
         6,652 Peugoet S.A. (c)..............................       421,904
         2,633 Pinault-Printemps-Redoute S.A. (c)............       263,378
         4,436 Publicis Groupe (c)...........................       143,650
         7,240 Renault S.A. (c)..............................       605,104
         3,760 Sagem S.A. (c)................................        80,137
        38,015 Sanofi-Synthelabo S.A. (c)....................     3,042,159

                                                                     VALUE
      SHARES                                                        (NOTE 1)
    ---------------------------------------------------------------------------

                  FRANCE--(CONTINUED)
         8,610    Schneider Electric S.A. (c).................... $     598,763
         4,636    Societe Television Francaise 1 S.A. (c)........       150,809
         1,148    Societe BIC S.A................................        57,724
        12,854    Societe Generale (c)...........................     1,300,775
         3,534    Sodexho Alliance S.A. (c)......................       107,870
        31,411    Suez S.A. (c)..................................       839,112
           668    Technip S.A. (c)...............................       123,417
         3,003    Thales S.A. (c)................................       144,057
         9,335    Thomson S.A. (c)...............................       246,514
        22,731    Total S.A. (c).................................     4,981,699
         1,539    Unibail S.A. (c)...............................       242,221
         2,738    Valeo S.A. (c).................................       114,691
         9,865    Veolia Environnement S.A. (c)..................       356,911
         2,848    Vinci S.A. (c).................................       382,309
        39,792    Vivendi Universal S.A. (c).....................     1,276,255
         1,406    Zodiac S.A.....................................        65,435
                                                                  -------------
                                                                     32,094,224
                                                                  -------------

                  GERMANY--6.6%
         1,695    Adidas-Salomon AG..............................       273,254
        12,070    Allianz AG (c).................................     1,599,827
         2,783    Altana AG (c)..................................       175,921
        20,620    BASF AG........................................     1,484,489
        25,843    Bayer AG (c)...................................       875,386
        23,816    Bayerishe Hypo-und Vereinsbank AG..............       540,248
           653    Beiersdorf AG (c)..............................        76,027
         1,396    Celesio AG (c).................................       113,548
        16,442    Commerzbank AG.................................       339,479
         5,240    Continental AG.................................       332,542
        33,748    DaimlerChrysler AG.............................     1,619,839
        14,333    Depfa Bank, Plc................................       240,554
        18,998    Deutsche Bank AG (c)...........................     1,685,475
         4,460    Deutsche Boerse AG (c).........................       268,310
         9,290    Deutsche Lufthansa AG (c)......................       133,587
        17,593    Deutsche Post AG...............................       403,899
       105,904    Deutsche Telekom AG............................     2,399,298
        24,401    E.ON AG........................................     2,223,371
         1,231    Fresenius Medical Care AG (c)..................        99,180
         2,443    HeidelbergCement AG............................       147,012
         5,095    Hypo Real Estate Holding AG (b)................       211,166
        25,219    Infineon Technologies AG.......................       274,223
             1    KarstadtQuelle AG..............................            10
         3,111    Linde AG (c)...................................       194,645
         3,916    MAN AG (c).....................................       151,076
         1,834    Merck KGAA.....................................       126,088
         6,117    Metro AG (c)...................................       336,470
         7,220    Munchener Ruckversicherungs-Gesellschaft AG (c)       887,133
           696    Puma AG........................................       191,621
        15,429    RWE AG.........................................       854,084
         8,042    SAP AG (c).....................................     1,435,391
         6,187    Schering AG....................................       461,740
        31,402    Siemens AG (c).................................     2,660,658
        12,871    ThyssenKrupp AG (c) (d)........................       283,306
         4,385    TUI AG (c).....................................       103,772
         8,866    Volkswagen AG (c)..............................       402,507
                                                                  -------------
                                                                     23,605,136
                                                                  -------------

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-294

METROPOLITAN SERIES FUND, INC.

 MORGAN STANLEY EAFE INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

COMMON STOCKS--(CONTINUED)


                                                                 VALUE
       SHARES                                                   (NOTE 1)
     ----------------------------------------------------------------------

                GREECE--0.6%
          8,430 Alpha Bank A.E............................... $     294,429
          3,770 Coca-Cola Hellenic Bottling Co. S.A..........        92,304
          2,740 Commercial Bank of Greece....................        87,063
          5,700 COSMOTE Mobile Telecommunications S.A........       114,166
          8,560 EFG Eurobank Ergasias S.A....................       293,813
         11,510 Hellenic Telecommunications Organization S.A.       206,571
         10,545 National Bank of Greece S.A..................       348,364
          6,520 OPAP S.A.....................................       180,431
          8,250 Piraeus Bank S.A.............................       144,173
          4,890 Public Power Corp............................       136,764
          3,060 Titan Cement Co. S.A.........................        90,627
                                                              -------------
                                                                  1,988,705
                                                              -------------

                HONG KONG--1.6%
         60,400 Bank of East Asia, Ltd.......................       187,557
        144,500 BOC Hong Kong Holdings, Ltd..................       275,876
         54,000 Cathay Pacific Airways, Ltd. (c).............       102,035
         60,000 Cheung Kong Holdings, Ltd....................       599,543
         22,000 Cheung Kong Infrastructure Holdings, Ltd. (c)        63,610
         74,100 CLP Holdings, Ltd............................       424,989
         37,500 Esprit Holdings, Ltd.........................       226,547
         60,000 Hang Lung Properties, Ltd....................        92,539
         31,500 Hang Seng Bank, Ltd..........................       437,414
         32,000 Henderson Land Development Co. (c)...........       166,573
        153,046 Hong Kong & China Gas Co., Ltd...............       316,835
         59,000 Hong Kong Electric Co., Ltd..................       269,357
         46,000 Hong Kong Exchanges & Clearing, Ltd. (c).....       123,316
         23,000 Hopewell Holdings, Ltd.......................        58,993
         84,000 Hutchison Whampoa, Ltd.......................       785,499
         55,500 Johnson Electric Holdings, Ltd...............        53,848
         88,000 Li & Fung, Ltd...............................       148,183
         50,000 MTR Corp. (c)................................        80,043
         89,000 New World Development Co., Ltd...............        99,480
        151,340 PCCW, Ltd. (c)...............................        95,834
         52,000 Shangri-La Asia, Ltd. (c)....................        76,228
         53,000 Sun Hung Kai Properties, Ltd.................       529,680
         38,000 Swire Pacific, Ltd...........................       317,588
         32,500 Techtronic Industries Co., Ltd...............        71,040
         10,000 Television Broadcasts, Ltd...................        46,288
         59,000 The Wharf Holdings, Ltd......................       206,308
                                                              -------------
                                                                  5,855,203
                                                              -------------

                IRELAND--0.8%
         34,610 Allied Irish Banks, Plc......................       719,951
         39,002 Bank of Ireland..............................       650,016
         21,425 CRH, Plc.....................................       573,383
          2,985 DCC, Plc.....................................        66,947
         15,841 Elan Corp., Plc. (b).........................       427,359
          8,044 Grafton Group, Plc...........................        87,413
         35,107 Independent News & Media, Plc................       110,709
         11,864 Irish Life & Permanent, Plc..................       222,576
          6,210 Kerry Group, Plc.............................       149,001
                                                              -------------
                                                                  3,007,355
                                                              -------------

                                                                VALUE
        SHARES                                                 (NOTE 1)
      --------------------------------------------------------------------

                 ITALY--4.2%
          19,805 Alleanza Assicurazioni S.p.A. (c).......... $     276,372
          37,648 Assicuraziono Generali S.p.A. (c)..........     1,276,912
           4,027 Autogrill S.p.A. (c).......................        67,243
          10,367 Autostrade S.p.A...........................       277,514
           9,160 Banca Antonveneta S.p.A. (c)...............       241,446
          10,160 Banca Fideuram S.p.A. (c)..................        52,594
         128,922 Banca Intesa S.p.A. (c)....................       619,940
          37,628 Banca Intesa S.p.A.-RNC....................       161,872
          43,131 Banca Monte dei Paschi di Siena S.p.A. (c).       153,777
          57,625 Banca Nazionale del Lavoro S.p.A. (c)......       171,797
          15,605 Banca Popolare di Milano S.p.A.............       138,511
          13,495 Banche Popolari Unite S.c.ar.l.............       274,277
          14,852 Banco Popolare di Verona e Novara S.c.ar.l.       301,882
           4,887 Bulgari S.p.A. (c).........................        60,334
          59,327 Capitalia S.p.A............................       272,283
          35,725 Edison S.p.A. (b) (c)......................        75,967
         141,878 Enel S.p.A. (c)............................     1,394,173
         102,013 ENI-Ente Nazionale Idrocarburi S.p.A. (c)..     2,560,925
          21,620 FIAT S.p.A. (c)............................       173,230
         254,950 Finmeccanica S.p.A.........................       230,879
               1 Italcementi S.p.A. (c).....................            16
           4,835 Luxottica Group S.p.A. (c).................        98,386
          23,670 Mediaset S.p.A. (c)........................       299,969
          19,731 Mediobanca S.p.A. (c)......................       319,833
           8,934 Mediolanum S.p.A. (c)......................        63,918
          67,746 Pirelli & Co. S.p.A. (c)...................        91,266
          12,808 Riunione Adriatica di Sicurta S.p.A. (c)...       290,100
          38,146 San Paolo IMI S.p.A. (c)...................       549,070
         174,380 Seat Pagine Gialle S.p.A. (b) (c)..........        80,266
          32,584 Snam Rete Gas S.p.A........................       189,601
          37,165 T.E.R.N.A (c)..............................       106,575
         324,515 Telecom Italia S.p.A. (c)..................     1,326,546
         229,493 Telecom Italia S.p.A.-RNC..................       745,064
         149,590 TIM S.p.A. (c).............................     1,117,375
         173,543 UniCredito Italiano S.p.A. (c).............       997,320
                                                             -------------
                                                                15,057,233
                                                             -------------

                 JAPAN--21.4%
           3,130 Acom Co., Ltd..............................       233,542
           2,900 Advantest Corp. (c)........................       248,236
          23,100 AEON Co., Ltd..............................       384,725
           1,000 Aeon Credit Service Co., Ltd...............        74,588
           1,650 Aiful Corp.................................       181,354
           6,600 Aisin Seiki Co., Ltd.......................       167,643
          23,000 Ajinomoto Co., Inc.........................       273,691
          20,000 All Nippon Airways Co., Ltd. (c)...........        69,639
           6,000 Alps Electric Co., Ltd. (c)................        89,675
          13,000 Amada Co., Ltd.............................        72,023
          18,500 Asahi Breweries, Ltd. (c)..................       229,408
          31,000 Asahi Glass Co., Ltd. (c)..................       341,564
          50,000 Asahi Kasei Corp...........................       250,814
           4,000 Bandai Co., Ltd............................        90,797
           2,300 Benesse Corp. (c)..........................        80,664
          26,000 Bridgestone Corp. (c)......................       516,291
          33,200 Canon, Inc. (c)............................     1,798,008

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-295

METROPOLITAN SERIES FUND, INC.

 MORGAN STANLEY EAFE INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

COMMON STOCKS--(CONTINUED)


                                                                 VALUE
      SHARES                                                    (NOTE 1)
    -----------------------------------------------------------------------

               JAPAN--(CONTINUED)
         7,100 Casio Computer Co., Ltd....................... $     110,018
            41 Central Japan Railway Co......................       335,197
        26,400 Chubu Electric Power Co., Inc.................       633,683
        12,900 Chugai Pharmaceutical Co., Ltd................       213,597
        10,200 Citizen Watch Co., Ltd. (c)...................        97,958
         5,700 Credit Saison Co., Ltd........................       208,122
         2,500 CSK Corp. (c).................................       113,091
        25,000 Dai Nippon Printing Co., Ltd..................       402,212
         9,000 Daicel Chemical Industries, Ltd...............        51,054
        11,600 Daiichi Pharmacy Co., Ltd.....................       251,129
         8,000 Daikin Industries, Ltd........................       231,757
        11,000 Daimaru, Inc. (c).............................        89,993
        22,000 Dainippon Ink & Chemicals, Inc................        50,724
         3,400 Daito Trust Construction Co., Ltd.............       161,815
        20,000 Daiwa House Industry Co., Ltd.................       226,788
        51,000 Daiwa Securities Group, Inc. (c)..............       366,969
        14,000 Denki Kagaku Kogyo K.K........................        46,685
        21,100 Denso Corp....................................       566,706
            64 Dentsu, Inc...................................       172,638
        16,000 Dowa Mining Co., Ltd..........................       104,534
           135 East Japan Railway Co.........................       752,012
        10,300 Eisai Co., Ltd................................       339,367
         5,000 Electric Power Development Co., Ltd...........       139,997
         2,300 FamilyMart Co., Ltd...........................        67,100
         6,200 Fanuc, Ltd....................................       406,454
         2,400 Fast Retailing Co., Ltd.......................       182,579
        18,500 Fuji Photo Film Co., Ltd......................       683,862
        11,000 Fujikura, Ltd.................................        50,609
        11,000 Fujisawa Pharmaceutical Co., Ltd..............       302,054
        68,000 Fujitsu, Ltd. (c).............................       443,953
         9,000 Hino Motors, Ltd. (c).........................        66,982
         1,200 Hirose Electric Co., Ltd......................       140,638
         3,700 Hitachi Chemical Co., Ltd.....................        66,352
       126,000 Hitachi, Ltd..................................       873,570
         7,300 Hokkaido Electric Power Co., Inc..............       143,557
        41,000 Hokugin Financial Group, Inc..................       111,792
        29,700 Honda Motor Co., Ltd. (c).....................     1,545,021
         4,500 Hoya Corp. (c)................................       509,581
         5,900 Isetan Co., Ltd...............................        69,005
        69,000 Ishikawajima-Harima Heavy Industries Co., Ltd.
                (c)..........................................        94,875
         1,200 ITO EN, Ltd...................................        62,396
        13,400 Ito-Yokado Co., Ltd...........................       563,995
        57,000 Itochu Corp...................................       264,210
         1,300 JAFCO Co., Ltd................................        88,147
        39,000 Japan Airlines System Corp....................       112,996
             9 Japan Real Estate Investment Corp. (REIT) (c).        75,892
             9 Japan Retail Fund Investment Corp. (REIT) (c).        75,976
            39 Japan Tobacco, Inc............................       444,940
        21,000 JFE Holding, Inc. (c).........................       601,000
         7,000 JGC Corp......................................        63,912
         8,400 JSR Corp......................................       183,436
        35,000 Kajima Corp. (c)..............................       150,810
        10,000 Kamigumi Co., Ltd. (c)........................        79,951
        11,000 Kaneka Corp...................................       124,203
        21,000 Kao Corp......................................       536,112

                                                                    VALUE
       SHARES                                                      (NOTE 1)
     -------------------------------------------------------------------------

                   JAPAN--(CONTINUED)
         73,000    Kawasaki Heavy Industries, Ltd. (b) (c)...... $     119,841
         19,000    Kawasaki Kisen Kaisha, Ltd. (c)..............       122,621
         15,000    Keihin Electric Express Railway Co., Ltd. (c)        92,431
         26,000    Keio Electric Railway Co., Ltd...............       152,688
          1,400    Keyence Corp.................................       314,469
          5,000    Kikkoman Corp................................        47,776
         61,120    Kintetsu Corp. (c)...........................       210,968
         28,000    Kirin Brewery Co., Ltd. (c)..................       276,214
         98,000    Kobe Steel, Ltd. (c).........................       150,590
         42,000    KOMATSU, Ltd.................................       293,635
          3,400    Konami Corp. (c).............................        78,753
         17,500    Konica Minolta Holdings, Inc.................       232,796
         43,000    Kubota Corp..................................       213,000
         19,000    Kuraray Co., Ltd. (c)........................       170,748
          3,500    Kurita Water Industries, Ltd.................        50,403
          6,600    Kyocera Corp.................................       509,899
         16,000    Kyowa Hakko Kogyo Co., Ltd...................       120,145
         16,600    Kyushu Electric Power Co., Inc...............       335,514
          2,400    Lawson, Inc..................................        88,706
          6,600    Leopalace21 Corp.............................       116,061
          1,200    Mabuchi Motor Co., Ltd. (c)..................        86,590
          4,000    Makita Corp. (c).............................        70,127
         46,000    Marubeni Corp................................       127,847
         14,000    Marui Co., Ltd. (c)..........................       187,849
         87,000    Matsushita Electric Industrial Co., Ltd. (c).     1,390,399
         12,000    Matsushita Electric Works, Ltd. (c)..........       104,422
             60    Millea Holdings, Inc. (c)....................       891,681
         11,000    Minebea Co., Ltd. (c)........................        47,959
         75,157    Mitsubishi Chemical Corp. (c)................       228,638
         43,700    Mitsubishi Corp. (c).........................       564,282
         69,000    Mitsubishi Electric Corp.....................       338,822
         38,000    Mitsubishi Estate Co., Ltd. (c)..............       446,394
         12,000    Mitsubishi Gas & Chemical Co., Inc...........        56,675
        112,000    Mitsubishi Heavy Industries, Ltd.............       317,909
         52,000    Mitsubishi Materials Corp....................       108,823
         17,000    Mitsubishi Rayon Co., Ltd....................        62,039
            179    Mitsubishi Tokyo Financial Group, Inc........     1,812,427
         51,000    Mitsui & Co., Ltd. (c).......................       458,045
         24,000    Mitsui Chemicals, Inc........................       130,997
         27,000    Mitsui Fudosan Co., Ltd......................       329,148
         30,000    Mitsui Mining & Smelting Co., Ltd............       131,819
         37,000    Mitsui OSK Lines, Ltd........................       221,826
         50,000    Mitsui Sumitomo Insurance Co., Ltd...........       435,136
         24,000    Mitsui Trust Holdings, Inc...................       239,571
         18,000    Mitsukoshi, Ltd. (c).........................        87,687
            306    Mizuho Financial Group, Inc..................     1,536,137
          8,900    Murata Manufacturing Co., Ltd................       499,418
         65,000    NEC Corp.....................................       405,501
          1,600    NEC Electronics Corp.........................        78,249
             22    NET One Systems Co., Ltd.....................        91,659
         13,000    NGK Insulators, Ltd. (c).....................       123,985
          6,000    NGK Spark Plug Co., Ltd......................        62,264
          1,800    NIDEC Corp...................................       219,868
         60,000    Nikko Cordial Corp...........................       319,034
         10,000    Nikon Corp. (c)..............................       124,011
          4,000    Nintendo Co., Ltd. (c).......................       503,815

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-296

METROPOLITAN SERIES FUND, INC.

 MORGAN STANLEY EAFE INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

COMMON STOCKS--(CONTINUED)


                                                           VALUE
            SHARES                                        (NOTE 1)
          -----------------------------------------------------------

                     JAPAN--(CONTINUED)
                  13 Nippon Building Fund, Inc. (REIT). $     110,854
              38,000 Nippon Express Co., Ltd...........       186,914
               6,000 Nippon Meat Packers, Inc..........        81,502
              31,500 Nippon Mining Holdings, Inc. (c)..       148,017
              52,000 Nippon Oil Corp...................       333,270
              12,000 Nippon Sanso Corp.................        70,569
              12,000 Nippon Sheet Glass Co., Ltd. (c)..        49,614
             243,000 Nippon Steel Corp.................       596,880
                 206 Nippon Telephone & Telegraph Corp.       927,320
                  35 Nippon Unipac Holding (c).........       157,330
              34,000 Nippon Yusen Kabushiki Kaisha.....       183,634
              98,000 Nissan Motor Co., Ltd. (c)........     1,072,810
               6,000 Nisshin Seifun Group, Inc.........        66,682
              31,000 Nisshin Steel Co., Ltd............        71,591
               3,000 Nissin Food Products Co., Ltd.....        75,235
               6,800 Nitto Denko Corp..................       373,876
               4,000 NOK Corp. (c).....................       125,772
              73,000 Nomura Holdings, Inc..............     1,061,273
                 900 Nomura Research Institute, Ltd....        84,260
              18,000 NSK, Ltd..........................        90,660
              20,000 NTN Corp. (c).....................       115,047
                  62 NTT Data Corp.....................       200,866
                 790 NTT DoCoMo, Inc...................     1,457,647
              22,000 Obayashi Corp.....................       138,923
                 500 OBIC Co., Ltd.....................        99,232
              27,000 Odakyu Electric Railway Co., Ltd..       156,678
              30,000 OJI Paper Co., Ltd................       172,484
              20,000 Oki Electric Industry Co., Ltd....        86,360
               9,000 Olympus Corp......................       192,354
               9,000 Omron Corp........................       215,029
               5,000 Onward Kashiyama Co., Ltd.........        72,704
               1,300 Oracle Corp. (c)..................        67,495
               2,600 Oriental Land Co., Ltd............       180,873
               3,200 ORIX Corp.........................       433,440
              84,000 Osaka Gas Co., Ltd................       262,382
               6,600 Pioneer Corp. (c).................       129,121
               3,750 Promise Co., Ltd..................       267,106
                 189 Rakuten, Inc......................       169,689
                  21 Rakuten, Inc. (c).................        24,058
             200,000 Resona Holdings, Inc. (c).........       404,624
              27,000 Ricoh Co., Ltd. (c)...............       521,919
               4,300 Rohm Co., Ltd.....................       445,095
              15,100 Sankyo Co., Ltd...................       340,867
               1,800 Sankyo Co., Ltd./ Gunma...........        90,958
              58,000 Sanyo Electric Co., Ltd...........       200,807
               9,000 Secom Co., Ltd....................       360,876
               2,760 Sega Sammy Holdings. Inc. (c).....       151,559
               4,100 Seiko Epson Corp..................       182,341
               9,000 Seino Transportation Co., Ltd.....        84,472
              20,000 Sekisui Chemical Co., Ltd.........       146,586
              21,000 Sekisui House, Ltd................       245,275
              14,300 Seven-Eleven Japan Co., Ltd. (c)..       451,939
              38,000 Sharp Corp........................       618,747
                 900 Shimamura Co., Ltd................        65,672
               2,700 Shimano, Inc......................        77,171
              18,000 Shimizu Corp......................        90,177

                                                                VALUE
        SHARES                                                 (NOTE 1)
      --------------------------------------------------------------------

                 JAPAN--(CONTINUED)
          14,300 Shin-Etsu Chemical Co., Ltd................ $     587,134
          22,000 Shinsei Bank, Ltd. (c).....................       150,102
          11,000 Shionogi & Co., Ltd. (c)...................       151,906
          14,000 Shiseido Co., Ltd..........................       202,653
          52,000 Showa Denko K.K. (c).......................       134,201
           9,900 Showa Shell Sekiyu K.K.....................        90,116
           2,100 SMC Corp...................................       239,923
           9,200 Softbank Corp. (c).........................       449,484
          30,000 Sompo Japan Insurance, Inc.................       306,435
          36,500 Sony Corp. (c).............................     1,421,177
           5,600 Stanley Electric Co., Ltd. (c).............        95,903
          53,000 Sumitomo Chemical Co., Ltd.................       259,079
          36,000 Sumitomo Corp..............................       310,295
          27,000 Sumitomo Electric Industries, Ltd..........       293,668
          19,000 Sumitomo Heavy Industries, Ltd.............        70,818
         148,000 Sumitomo Metal Industries, Ltd. (c)........       201,301
          19,000 Sumitomo Metal Mining Co., Ltd.............       134,928
             160 Sumitomo Mitsui Financial Group, Inc. (c)..     1,162,354
          14,000 Sumitomo Realty & Development Co., Ltd. (c)       182,324
           3,200 Suzuken Co., Ltd...........................        85,769
           7,300 T&D Holdings, Inc..........................       349,025
          42,000 Taiheiyo Cement Corp. (c)..................       104,459
          29,000 Taisei Corp................................       113,154
           8,000 Taisho Pharmaceutical Co., Ltd.............       174,521
          12,000 Takashimaya Co., Ltd. (c)..................       115,683
          35,000 Takeda Chemical Industries, Ltd............     1,765,581
           2,840 Takefuji Corp..............................       191,975
           4,900 TDK Corp...................................       364,007
          36,000 Teijin, Ltd................................       156,089
           8,100 Terumo Corp................................       218,555
          16,000 The 77 Bank, Ltd...........................       112,790
          23,000 The Bank of Fukuoka, Ltd. (c)..............       151,609
          48,000 The Bank of Yokohama, Ltd..................       302,432
          29,000 The Chiba Bank, Ltd........................       194,151
          30,000 The Furukawa Electric Co., Ltd. (c)........       165,798
          21,000 The Gunma Bank, Ltd........................       122,165
          32,000 The Joyo Bank, Ltd.........................       156,364
          28,700 The Kansai Electric Power Co., Inc.........       583,121
          22,000 The Shizuoka Bank, Ltd. (c)................       208,810
          47,000 The Sumitomo Trust & Banking Co., Ltd......       339,636
          13,000 The Suruga Bank, Ltd.......................       103,587
          45,300 The Tokyo Electric Power, Ltd..............     1,113,243
           3,400 THK Co., Ltd. (c)..........................        67,514
           1,300 TIS, Inc. (c)..............................        56,916
          31,000 Tobu Railway Co., Ltd......................       117,882
           4,700 Toho Co., Ltd. (c).........................        74,388
          17,600 Tohoku Electric Power Co., Inc.............       316,000
           6,800 Tokyo Electron, Ltd........................       420,102
         101,000 Tokyo Gas Co., Ltd. (c)....................       414,372
          37,000 Tokyu Corp. (c)............................       200,378
          12,000 TonenGeneral Sekiyu K.K....................       109,241
          22,000 Toppan Printing Co., Ltd. (c)..............       244,645
          50,000 Toray Industries, Inc......................       234,008
         116,000 Toshiba Corp...............................       499,514
          16,000 Tosoh Corp.................................        71,809
          10,000 Tostem Inax Holding Corp...................       181,317

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-297

METROPOLITAN SERIES FUND, INC.

 MORGAN STANLEY EAFE INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

COMMON STOCKS--(CONTINUED)


                                                                VALUE
        SHARES                                                 (NOTE 1)
      --------------------------------------------------------------------

                 JAPAN--(CONTINUED)
          12,000 Toto, Ltd.................................. $     114,478
           5,000 Toyo Seikan Kaisha, Ltd. (c)...............        92,468
           8,100 Toyota Industries Corp.....................       202,128
         113,200 Toyota Motor Corp..........................     4,623,180
           4,000 Trend Micro, Inc...........................       217,240
             152 UFJ Holdings, Inc..........................       918,613
           2,400 Uni-Charm Corp.............................       115,104
           6,000 UNY Co., Ltd...............................        68,540
           4,000 Ushio, Inc.................................        74,665
           1,070 USS Co., Ltd. (c)..........................        89,900
              67 West Japan Railway Co......................       270,464
              78 Yahoo Japan Corp. (b)......................       373,827
           4,000 Yakult Honsha Co., Ltd. (c)................        71,208
           3,500 Yamada Denki Co., Ltd. (c).................       150,210
           8,100 Yamaha Corp................................       123,974
           7,100 Yamaha Motor Co., Ltd. (c).................       106,427
          12,400 Yamanouchi Pharmaceutical Co., Ltd.........       484,308
          15,000 Yamato Transport Co., Ltd..................       222,940
           8,000 Yokogawa Electric Corp.....................       107,207
                                                             -------------
                                                                76,352,907
                                                             -------------

                 NETHERLANDS--4.9%
          61,169 ABN AMRO Holdings NV.......................     1,619,495
          53,570 Aegon NV...................................       730,334
          11,384 Akzo Nobel NV (c)..........................       485,440
          17,920 ASML Holding NV (b)........................       287,591
           1,528 Corio NV...................................        89,517
           3,147 DSM NV.....................................       203,679
           3,546 Euronext NV................................       108,303
           9,835 European Aeronautic Defense & Space Co. (c)       285,641
           9,685 Heineken NV................................       322,794
           1,090 IHC Caland NV..............................        69,229
          71,757 ING Groep NV...............................     2,172,399
          16,113 James Hardie Industries NV.................        84,546
          61,203 Koninklijke Ahold NV.......................       473,912
          78,333 Koninklijke KPN NV.........................       745,325
           5,538 Koninklijke Numico NV (b)..................       199,828
          51,584 Koninklijke Philips Electronics NV.........     1,366,228
           4,617 Qiagen NV (b)..............................        50,501
           1,866 Randstad Holding NV........................        73,469
          27,759 Reed Elsevier NV...........................       378,874
           1,821 Rodamco Europe NV (c)......................       144,552
          81,509 Royal Dutch Petroleum Co. (c)..............     4,689,403
          21,840 STMicroelectronics NV (c)..................       425,904
          14,856 TPG NV.....................................       403,948
          22,399 Unilever NV................................     1,500,840
           6,643 Vedior NV..................................       108,209
           9,318 VNU NV.....................................       275,059
             700 Wereldhave NV..............................        76,106
          11,043 Wolters Kluwer NV..........................       221,607
                                                             -------------
                                                                17,592,733
                                                             -------------

                 NEW ZEALAND--0.2%
          17,004 Auckland International Airport, Ltd........        98,008
          20,364 Contact Energy, Ltd........................        94,145

                                                                VALUE
       SHARES                                                  (NOTE 1)
     ---------------------------------------------------------------------

                NEW ZEALAND--(CONTINUED)
         26,520 Fletcher Building, Ltd...................... $     126,807
         27,470 Sky City Entertainment Group, Ltd...........       106,755
         83,950 Telecom Corp. of New Zealand, Ltd...........       373,187
                                                             -------------
                                                                   798,902
                                                             -------------

                NORWAY--0.6%
         23,130 DnB NOR ASA.................................       228,010
          1,550 Frontline, Ltd. (c).........................        68,909
          5,860 Norsk Hydro ASA.............................       462,686
          5,300 Norske Skogindustrier ASA (c)...............       114,568
          7,550 Orkla ASA...................................       247,972
          2,150 Schibsted ASA...............................        61,125
         22,200 Statoil ASA.................................       352,277
         11,400 Storebrand ASA..............................       110,160
          6,500 Tandberg ASA (c)............................        80,659
         28,700 Telenor ASA.................................       260,785
         10,000 Yara International ASA (b)..................       131,472
                                                             -------------
                                                                 2,118,623
                                                             -------------

                PORTUGAL--0.3%
         13,513 Banco BPI S.A...............................        54,734
         73,035 Banco Comercial Portugues S.A...............       187,633
          5,453 Banco Espirito Santo S.A....................        98,569
         14,724 Brisa-Auto Estradas de Portugal S.A.........       135,104
         93,497 Electricidade de Portugal S.A...............       283,448
         32,718 Portugal Telecom, SGPS, S.A.................       404,105
                                                             -------------
                                                                 1,163,593
                                                             -------------

                SINGAPORE--0.8%
         10,800 CapitaCommercial Trust (REIT) (b)...........         8,404
         66,000 Capitaland, Ltd. (c)........................        86,066
         27,000 City Developments, Ltd......................       117,347
        108,000 ComfortDelGro Corp., Ltd....................       102,488
         46,978 DBS Group Holdings, Inc.....................       462,604
         10,400 Fraser & Neave, Ltd.........................       103,773
         29,000 Keppel Corp., Ltd. (c)......................       152,665
         47,440 Overseas-Chinese Banking Corp...............       392,081
         26,000 Singapore Airlines, Ltd.....................       181,418
         73,250 Singapore Press Holdings, Ltd...............       206,243
         76,000 Singapore Technologies Engineering, Ltd.....       108,426
        280,650 Singapore Telecommunications, Ltd...........       409,080
         49,392 United Overseas Bank, Ltd...................       417,322
              1 United Overseas Land, Ltd...................             1
         10,000 Venture Corp., Ltd..........................        97,321
                                                             -------------
                                                                 2,845,239
                                                             -------------

                SPAIN--4.0%
          9,909 Abertis Infraestructuras S.A. (c)...........       218,114
          1,006 Acciona S.A.................................        89,121
          6,075 Acerinox S.A. (c)...........................        97,485
         10,808 ACS, Actividades de Construccion y Servicios
                 S.A........................................       247,017
         11,165 Altadis S.A.................................       511,807
         11,968 Amadeus Global Travel Distribution S.A. (c).       123,092
        126,485 Banco Bilbao Vizcaya Argentaria S.A. (c)....     2,241,257

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-298

METROPOLITAN SERIES FUND, INC.

 MORGAN STANLEY EAFE INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

COMMON STOCKS--(CONTINUED)


                                                                 VALUE
      SHARES                                                    (NOTE 1)
    -----------------------------------------------------------------------

               SPAIN--(CONTINUED)
         6,400 Banco Popular Espanol S.A. (c)................ $     421,690
       231,354 Banco Santander Central Hispano S.A. (c)......     2,876,024
         8,063 Cintra Conces, Plc............................        88,554
         4,847 Corporacion Mapfre S.A........................        71,484
        37,651 Endesa S.A. (c)...............................       880,351
         1,837 Fomento de Construcciones & Contratas S.A. (c)        88,595
         4,490 Gamesa Corporacion Tecnologica S.A. (c).......        62,808
         6,366 Gas Natural SDG S.A. (c)......................       197,186
         2,605 Grupo Ferrovial S.A. (c)......................       139,435
        30,329 Iberdrola S.A. (c)............................       770,416
        15,771 Iberia Lineas Aereas de Espana S.A. (c).......        54,804
         4,422 Indra Sistemas S.A............................        75,656
         9,525 Industria de Diseno Textil S.A................       280,765
         1,488 Metrovacesa S.A. (c)..........................        69,238
         3,071 Promotora de Informaciones S.A................        65,140
        36,154 Repsol YPF S.A. (c)...........................       941,006
         3,741 Sacyr Vallehermoso S.A........................        61,780
         1,552 Sogecable S.A. (b) (c)........................        68,864
         7,177 Telefonica Publica de Informacion S.A. (c)....        66,696
       172,017 Telefonica S.A................................     3,236,832
         8,796 Union Fenosa S.A. (c).........................       231,563
                                                              -------------
                                                                 14,276,780
                                                              -------------

               SWEDEN--2.5%
         4,300 Alfa Laval AB (c).............................        69,537
        11,700 Assa Abloy AB (Series B) (c)..................       199,718
         4,900 Atlas Copco AB................................       220,980
         3,400 Atlas Copco AB (Series B).....................       141,730
           675 Bostadsaktiebolaget Drott (b).................        15,236
         2,200 Castellum AB..................................        78,857
        10,300 Electrolux AB (c).............................       236,319
         5,900 Eniro AB......................................        60,336
         6,800 Gambro AB (Class A)...........................        97,107
         5,900 Getinge AB (Class B)..........................        73,413
        19,100 Hennes & Mauritz AB (Series B) (c)............       664,731
         2,500 Holmen AB (Series B) (c)......................        86,575
         2,450 Modern Times Group AB (Class B) (b)...........        66,674
        87,662 Nordea Bank AB (c)............................       883,364
         9,350 Sandvik AB (c)................................       376,861
         4,300 Scania AB (Series B)..........................       170,063
        13,000 Securitas AB (c)..............................       222,821
        44,300 Skandia Forsakrings AB (c)....................       220,308
        17,300 Skandinaviska Enskilda Banken AB (c)..........       334,324
        15,200 Skanska AB....................................       182,311
         3,700 SKF AB (Series B) (c).........................       164,645
         2,800 SSAB Svenski AB (Series A)....................        67,373
         8,200 Svenska Cellulosa AB (c)......................       349,706
        20,400 Svenska Handelsbanken AB (c)..................       530,858
        14,600 Swedish Match AB (c)..........................       169,108
         4,150 Tele2 AB (c)..................................       162,896
       563,800 Telefonaktiebolaget LM Ericsson AB (Class B)..     1,795,014
        70,264 TeliaSonera AB................................       420,107
         4,100 Trelleborg AB (Class B) (c)...................        69,660
         4,500 Volvo AB......................................       171,933

                                                              VALUE
          SHARES                                             (NOTE 1)
        ----------------------------------------------------------------

                   SWEDEN--(CONTINUED)
             9,300 Volvo AB (Series B).................... $     368,472
             4,300 Wihlborgs Fastigheter AB...............        90,553
                                                           -------------
                                                               8,761,590
                                                           -------------

                   SWITZERLAND--6.7%
            73,877 ABB, Ltd. (b)..........................       418,386
             5,399 Adecco S.A. (c)........................       272,414
             2,554 Ciba Specialty Chemicals AG............       194,111
             8,566 Clariant AG............................       138,663
            20,634 Compagnie Financiere Richemont AG......       687,972
            44,616 Credit Suisse Group....................     1,882,933
               114 Geberit AG.............................        83,431
               267 Givaudan AG............................       176,193
             6,326 Holcim, Ltd............................       380,885
             1,517 Logitech International S.A.............        92,410
             1,509 Lonza Group AG.........................        85,058
             1,307 Micronas Semiconductor Holding AG......        64,023
            15,609 Nestle S.A. (c)........................     4,091,341
               917 Nobel Biocare Holding AG...............       166,139
            92,193 Novartis AG............................     4,642,803
             1,750 Phonak Holding AG......................        57,687
               189 Rieter Holding AG......................        54,918
            27,525 Roche Holding AG.......................     3,166,078
               303 Serono S.A. (Class B) (c)..............       198,812
               176 SGS S.A................................       123,230
               318 Straumann Holding AG...................        66,022
               153 Sulzer AG..............................        60,884
             3,574 Swatch Group AG........................       106,358
             1,240 Swatch Group AG (Class B)..............       182,344
            12,698 Swiss Reinsurance Co...................       908,568
             1,060 Swisscom AG (c)........................       417,967
             4,377 Syngenta AG............................       464,686
             1,648 Synthes, Inc. (b)......................       184,639
            41,272 UBS AG.................................     3,457,977
             5,674 Zurich Financial Services AG...........       945,284
                                                           -------------
                                                              23,772,216
                                                           -------------

                   UNITED KINGDOM--24.4%
            24,124 3i Group, Plc..........................       308,772
            38,895 Aegis Group, Plc.......................        80,549
             9,863 Alliance Unichem, Plc..................       142,770
            10,517 AMEC, Plc..............................        60,083
            28,888 Amvescap, Plc..........................       178,731
            55,035 Anglo American, Plc....................     1,301,006
            35,987 ARM Holdings, Plc......................        76,250
             7,903 Arriva, Plc............................        81,938
            14,900 Associated British Ports Holdings, Plc.       135,786
            64,284 AstraZeneca, Plc.......................     2,337,810
            88,386 Aviva, Plc.............................     1,064,888
            39,899 BAA, Plc...............................       447,150
           119,990 BAE Systems, Plc.......................       530,567
            14,684 Balfour Beatty, Plc....................        88,805
           251,651 Barclays, Plc..........................     2,828,612
            11,202 Barratt Developments, Plc..............       128,024
            15,908 BBA Group, Plc.........................        87,382

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-299

METROPOLITAN SERIES FUND, INC.

 MORGAN STANLEY EAFE INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

COMMON STOCKS--(CONTINUED)


                                                            VALUE
           SHARES                                          (NOTE 1)
         -------------------------------------------------------------

                    UNITED KINGDOM--(CONTINUED)
              4,518 Bellway, Plc........................ $      70,707
              4,020 Berkeley Group Holdings.............        62,498
            138,333 BG Group, Plc.......................       941,704
             96,625 BHP Billiton, Plc...................     1,131,462
             19,552 BOC Group, Plc......................       372,730
             30,061 Boots Group, Plc....................       378,476
            841,371 BP, Plc.............................     8,204,417
             18,260 BPB, Plc............................       166,021
             23,740 Brambles Industries, Plc............       118,767
             21,657 British Airways, Plc................        98,013
             62,720 British America Tobacco, Plc........     1,080,555
             19,168 British Land Co., Plc...............       329,521
             47,184 British Sky Broadcasting Group, Plc.       508,676
            335,621 BT Group, Plc.......................     1,307,214
             16,923 Bunzl, Plc..........................       141,336
             91,319 Cable & Wireless, Plc...............       209,375
             81,258 Cadbury Schweppes, Plc..............       756,254
             24,663 Capita Group, Plc...................       172,821
              6,828 Carnival, Plc.......................       417,155
             11,534 Cattles, Plc........................        81,242
            150,771 Centrica, Plc.......................       682,930
              5,056 Close Brothers Group, Plc...........        71,438
              4,504 Cobham, Plc.........................       107,080
             80,387 Compass Group, Plc..................       379,548
            163,556 Corus Group, Plc....................       158,400
             11,302 Daily Mail & General Trust, Plc.....       161,225
            119,618 Diageo, Plc.........................     1,705,450
             76,665 Dixons Group, Plc...................       223,892
                  1 DX Services, Plc....................             3
             16,808 Electrocomponents, Plc..............        92,018
              9,884 EMAP, Plc...........................       154,875
             31,155 EMI Group, Plc......................       158,859
             13,111 Enterprise Inns, Plc................       200,044
             11,771 Exel, Plc...........................       163,667
             14,542 FirstGroup, Plc.....................        97,474
             21,160 FKI, Plc............................        47,388
             74,684 Friends Provident, Plc..............       220,608
             14,106 George Wimpey, Plc..................       109,487
             27,152 GKN, Plc............................       123,180
            228,265 GlaxoSmithKline, Plc................     5,374,141
             42,313 Group for Securicor, Inc............       113,641
             39,732 GUS, Plc............................       716,590
             10,461 Hammerson, Plc......................       174,341
             29,016 Hanson, Plc.........................       249,057
             70,144 Hays, Plc...........................       167,226
            152,093 HBOS, Plc...........................     2,473,972
             62,142 Hilton Group, Plc...................       339,743
             15,577 HMV Group, Plc......................        77,699
            430,802 HSBC Holdings, Plc..................     7,265,396
             18,682 ICAP, Plc...........................        97,379
             12,389 IMI, Plc............................        93,617
             46,384 Imperial Chemical Industries, Plc...       214,381
             28,572 Imperial Tobacco Group, Plc.........       782,432
              3,038 Inchcape, Plc.......................       113,983
             25,117 Intercontinental Hotels Group.......       312,585
             58,118 International Power, Plc. (b).......       172,280

                                                               VALUE
        SHARES                                                (NOTE 1)
      -------------------------------------------------------------------

                 UNITED KINGDOM--(CONTINUED)
           6,257 Intertek Group, Plc....................... $      84,679
         209,753 Invensys, Plc. (b)........................        62,397
         153,609 ITV, Plc..................................       310,132
           8,551 Johnson Matthey, Plc......................       162,092
          14,457 Kelda Group, Plc..........................       175,633
          18,628 Kesa Electricals, Plc.....................       100,988
          29,225 Kidde, Plc................................        93,313
          91,451 Kingfisher, Plc...........................       543,576
          18,280 Land Securities Group, Plc................       491,978
         255,030 Legal & General Group, Plc................       538,242
           9,441 Liberty International, Plc................       175,954
         218,914 Lloyds TSB Group, Plc.....................     1,986,972
          27,743 LogicaCMG, Plc............................       102,651
          10,312 London Stock Exchange Plc.................       115,150
          11,093 Man Group, Plc............................       313,994
           8,098 Marconi Corp., Plc. (b)...................        87,310
          64,289 Marks & Spencer Group, Plc................       423,578
          22,314 Meggitt, Plc..............................       112,259
          21,169 MFI Furniture Group, Plc..................        50,410
          21,309 Misys, Plc................................        85,593
          19,201 Mitchells & Butlers, Plc..................       125,533
           5,547 National Express Group, Plc...............        87,897
         120,519 National Grid Transco, Plc................     1,146,978
           9,742 Next, Plc.................................       308,523
          17,127 Novar, Plc................................        61,855
          29,342 Pearson, Plc..............................       353,803
          11,884 Persimmon, Plc............................       157,888
          35,779 Pilkington, Plc...........................        75,540
          14,455 Premier Farnell, Plc......................        47,449
           9,416 Provident Financial, Plc..................       121,389
          91,595 Prudential, Plc...........................       796,181
          10,056 Punch Taverns, Plc........................       133,473
          22,039 Rank Group, Plc...........................       111,650
          23,295 Reckitt Benckiser, Plc....................       703,476
          49,874 Reed Elsevier, Plc........................       459,782
          76,753 Rentokil Initial, Plc.....................       217,584
          53,751 Reuters Group, Plc........................       389,031
          21,234 Rexam, Plc................................       187,704
          41,783 Rio Tinto, Plc............................     1,228,424
           9,821 RMC Group, Plc............................       160,039
          59,608 Rolls-Royce Group, Plc....................       282,931
       1,861,635 Rolls-Royce Group, Plc. (Class B).........         3,574
         111,169 Royal & Sun Alliance Insurance Group, Plc.       165,219
         121,601 Royal Bank of Scotland Group, Plc.........     4,087,325
          31,394 SABMiller, Plc............................       520,638
          47,878 Sage Group, Ltd...........................       185,738
          51,833 Sainsbury(J)..............................       269,025
           4,373 Schroders, Plc............................        62,996
          31,697 Scottish & Newcastle, Plc.................       265,091
          33,624 Scottish & Southern Energy, Plc...........       563,646
          72,881 Scottish Power, Plc.......................       564,714
          15,297 Serco Group, Plc..........................        70,553
          13,704 Severn Trent, Plc.........................       254,147
         371,820 Shell Transport & Trading Co., Plc........     3,167,570
          63,632 Signet Group, Plc.........................       134,373
          15,709 Slough Estates, Plc.......................       165,699

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-300

METROPOLITAN SERIES FUND, INC.

 MORGAN STANLEY EAFE INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

COMMON STOCKS--(CONTINUED)


                                                                 VALUE
      SHARES                                                    (NOTE 1)
     ----------------------------------------------------------------------

               UNITED KINGDOM--(CONTINUED)
        34,654 Smith & Nephew, Plc........................... $     354,244
        22,046 Smiths Group, Plc.............................       347,728
        29,430 Stagecoach Group, Plc.........................        64,284
        14,416 Tate & Lyle, Plc..............................       130,829
        21,488 Taylor Woodrow, Plc...........................       112,111
       302,121 Tesco, Plc....................................     1,868,698
         6,929 The Davis Service Group, Plc..................        54,526
        27,472 The Peninsular & Oriental Steam Navigation Co.       156,967
        11,100 TI Automotive, Ltd. (b) (i)...................             0
        30,300 Tomkins Plc...................................       148,063
        11,804 Trinity Mirror, Plc...........................       144,073
       108,294 Unilever, Plc.................................     1,062,762
        12,717 United Business Media, Plc....................       117,412
        21,916 United Utilities, Plc.........................       264,578
        13,082 United Utilities, Plc. (Class A)..............       112,511
     2,563,127 Vodafone Group, Plc...........................     6,943,852
        11,935 Whitbread, Plc................................       194,104
        16,542 William Hill, Plc.............................       178,945
        23,246 Wolseley, Plc.................................       434,248
        44,250 WPP Group, Plc................................       486,359
        27,933 Yell Group, Plc...............................       236,149
                                                              -------------
                                                                 87,090,878
                                                              -------------

               UNITED STATES--2.6%
        58,400 iShares MSCI EAFE Index Fund (c)..............     9,358,600
                                                              -------------
               Total Common Stocks
                (Identified Cost $287,361,775)...............   356,881,793
                                                              -------------

         PREFERRED STOCKS--0.2%
                                                               VALUE
           SHARES                                             (NOTE 1)
         ----------------------------------------------------------------

                       GERMANY--0.2%
                924    Fresenius Medical Care AG.......... $      53,646
              2,213    Henkel KGAA (c)....................       192,382
                311    Porsche AG (c).....................       198,365
              2,809    ProSieben SAT, I Media AG..........        51,660
              1,372    RWE AG (c).........................        63,748
              3,898    Volkswagen AG......................       129,271
                                                           -------------
                                                                 689,072
                                                           -------------

                       SWITZERLAND--0.0%
                194    Schindler Holding AG...............        76,905
                                                           -------------
                       Total Preferred Stocks
                        (Identified Cost $567,792)........       765,977
                                                           -------------
                       Total Investments--100.1%
                        (Identified Cost $287,929,567) (a)   357,647,770
                       Other assets less liabilities......      (457,781)
                                                           -------------
                       TOTAL NET ASSETS--100%............. $ 357,189,989
                                                           =============

         TEN LARGEST INDUSTRIES AS OF                  PERCENTAGE OF
         DECEMBER 31, 2004                            TOTAL NET ASSETS
         ----------------------------                 ----------------
          1    Commercial Banks......................      15.9%
          2    Oil & Gas.............................       7.8%
          3    Pharmaceuticals.......................       7.1%
          4    Diversified Telecommunication Services       4.6%
          5    Insurance.............................       4.1%
          6    Electric Utilities....................       3.4%
          7    Automobiles...........................       3.1%
          8    Wireless Telecommunication Services...       2.8%
          9    Metals & Mining.......................       2.8%
         10    Capital Markets.......................       2.8%

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-301

METROPOLITAN SERIES FUND, INC.

 MORGAN STANLEY EAFE INDEX PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2004

     ASSETS
       Investments at value.....................             $357,647,770
       Cash.....................................                  891,533
       Foreign cash at value
        (Identified cost $11,852 )..............                   11,901
       Collateral for securities loaned.........               87,419,385
       Receivable for:
        Securities sold.........................                3,950,945
        Fund shares sold........................                  430,454
        Dividends and interest..................                  416,389
        Foreign taxes...........................                   62,389
                                                             ------------
         Total Assets...........................              450,830,766
     LIABILITIES
       Payable for:
        Fund shares redeemed.................... $ 5,501,877
        Securities purchased....................     403,349
        Withholding taxes.......................      43,651
        Return of collateral for securities
         loaned.................................  87,419,385
       Accrued expenses:
        Management fees.........................      88,980
        Service and distribution fees...........      23,793
        Other expenses..........................     159,742
                                                 -----------
         Total Liabilities......................               93,640,777
                                                             ------------
     NET ASSETS.................................             $357,189,989
                                                             ============
       Net assets consist of:
        Capital paid in.........................             $289,433,014
        Undistributed net investment income.....                5,396,562
        Accumulated net realized gains
         (losses)...............................               (7,376,326)
        Unrealized appreciation (depreciation)
         on investments.........................               69,736,739
                                                             ------------
     NET ASSETS.................................             $357,189,989
                                                             ============
     Computation of offering price:
     CLASS A
     .Net asset value and redemption price per
      share ($210,034,478 divided by
      18,040,788 shares outstanding)............             $      11.64
                                                             ============
     CLASS B
     Net asset value and redemption price per
      share ($73,706,987 divided by
      6,418,106 shares outstanding).............             $      11.48
                                                             ============
     CLASS E
     Net asset value and redemption price per
      share ($73,448,524 divided by
      6,335,294 shares outstanding).............             $      11.59
                                                             ============
     Identified cost of investments.............             $287,929,567
                                                             ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2004

     INVESTMENT INCOME
       Dividends..............................              $ 7,508,890(a)
       Interest...............................                  272,281(b)
                                                            -----------
                                                              7,781,171
     EXPENSES
       Management fees........................ $   902,258
       Service and distribution fees--Class B.     108,744
       Service and distribution fees--Class E.     100,840
       Directors' fees and expenses...........      23,099
       Custodian..............................     718,766
       Audit and tax services.................      25,121
       Legal..................................       7,586
       Printing...............................      86,760
       Insurance..............................       5,691
       Miscellaneous..........................       4,309
                                               -----------
       Total expenses.........................                1,983,174
                                                            -----------
     NET INVESTMENT INCOME....................                5,797,997
                                                            -----------
     REALIZED AND UNREALIZED GAIN (LOSS)
     Realized gain (loss) on:
       Investments--net.......................   1,293,720
       Foreign currency transactions--net.....     (66,366)   1,227,354
                                               -----------
     Unrealized appreciation (depreciation) on:
       Investments--net.......................  50,163,143
       Foreign currency transactions--net.....      (6,674)  50,156,469
                                               -----------  -----------
     Net gain (loss)..........................               51,383,823
                                                            -----------
     NET INCREASE (DECREASE) IN NET ASSETS
      FROM OPERATIONS.........................              $57,181,820
                                                            ===========

(a)Net of foreign taxes of $890,295.
(b)Includes income on securities loaned of $236,250.

                See accompanying notes to financial statements.

                                    MSF-302

METROPOLITAN SERIES FUND, INC.

 MORGAN STANLEY EAFE INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                                      YEAR ENDED    YEAR ENDED
                                                                     DECEMBER 31,  DECEMBER 31,
                                                                         2004          2003
                                                                     ------------  ------------
FROM OPERATIONS
  Net investment income............................................. $  5,797,997  $  3,114,956
  Net realized gain (loss)..........................................    1,227,354      (679,445)
  Unrealized appreciation...........................................   50,156,469    60,154,140
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................   57,181,820    62,589,651
                                                                     ------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................   (1,416,519)   (2,203,571)
    Class B.........................................................     (198,859)     (202,973)
    Class E.........................................................     (509,994)     (288,823)
                                                                     ------------  ------------
  TOTAL DISTRIBUTIONS...............................................   (2,125,372)   (2,695,367)
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.   43,096,448    67,325,654
                                                                     ------------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................   98,152,896   127,219,938

NET ASSETS
  Beginning of the period...........................................  259,037,093   131,817,155
                                                                     ------------  ------------
  End of the period................................................. $357,189,989  $259,037,093
                                                                     ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $  5,396,562  $  1,882,855
                                                                     ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                      YEAR ENDED                YEAR ENDED
                                                                   DECEMBER 31, 2004         DECEMBER 31, 2003
                                                               ------------------------  ------------------------
                                                                 SHARES          $         SHARES          $
                                                               ----------  ------------  ----------  ------------
CLASS A
  Sales.......................................................  5,084,867  $ 51,552,442   6,301,556  $ 50,159,107
  Shares issued through acquisition...........................          0             0   1,286,848    11,759,318
  Reinvestments...............................................    139,972     1,416,519     315,698     2,203,571
  Redemptions................................................. (5,223,467)  (53,787,230) (5,328,459)  (42,757,519)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................      1,372  $   (818,269)  2,575,643  $ 21,364,477
                                                               ==========  ============  ==========  ============
CLASS B
  Sales.......................................................  4,436,365  $ 45,124,724   2,741,658  $ 21,252,640
  Reinvestments...............................................     19,886       198,859      29,374       202,973
  Redemptions.................................................   (923,799)   (9,445,172) (1,230,179)   (9,211,866)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................  3,532,452  $ 35,878,411   1,540,853  $ 12,243,747
                                                               ==========  ============  ==========  ============
CLASS E
  Sales.......................................................  3,735,161  $ 37,694,618   5,913,909  $ 48,596,710
  Reinvestments...............................................     50,545       509,994      41,438       288,823
  Redemptions................................................. (3,004,659)  (30,168,306) (1,758,653)  (15,168,103)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................    781,047  $  8,036,306   4,196,694  $ 33,717,430
                                                               ==========  ============  ==========  ============
  Increase (decrease) derived from capital share transactions.  4,314,871  $ 43,096,448   8,313,190  $ 67,325,654
                                                               ==========  ============  ==========  ============

                See accompanying notes to financial statements.

                                    MSF-303

METROPOLITAN SERIES FUND, INC.

 MORGAN STANLEY EAFE INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                                                            CLASS A
                                                                       ------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                                       ------------------------------------------------
                                                                         2004      2003      2002      2001      2000
                                                                       --------  --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $   9.80  $   7.26  $   8.75  $  11.22  $  13.34
                                                                       --------  --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income................................................     0.21      0.14      0.10      0.09      0.07
 Net realized and unrealized gain (loss) on investments...............     1.70      2.54     (1.55)    (2.52)    (2.00)
                                                                       --------  --------  --------  --------  --------
 Total from investment operations.....................................     1.91      2.68     (1.45)    (2.43)    (1.93)
                                                                       --------  --------  --------  --------  --------
LESS DISTRIBUTIONS
 Distributions from net investment income.............................    (0.07)    (0.14)    (0.04)    (0.03)    (0.11)
 Distributions from net realized capital gains........................     0.00      0.00      0.00     (0.01)    (0.08)
                                                                       --------  --------  --------  --------  --------
 Total distributions..................................................    (0.07)    (0.14)    (0.04)    (0.04)    (0.19)
                                                                       --------  --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD........................................ $  11.64  $   9.80  $   7.26  $   8.75  $  11.22
                                                                       ========  ========  ========  ========  ========
TOTAL RETURN (%)......................................................     19.6      37.6     (16.6)    (21.7)    (14.5)
Ratio of operating expenses to average net assets (%).................     0.59      0.71      0.73      0.70      0.58
Ratio of net investment income to average net assets (%)..............     2.01      1.85      1.43      1.00      0.76
Portfolio turnover rate (%)...........................................       38        43        23         9        10
Net assets, end of period (000)....................................... $210,034  $176,835  $112,325  $112,775  $100,950
The ratios of operating expenses to average net assets without giving
 effect to the contractual expense agreement would have been (%)......       --        --      0.79      0.82      0.78

                                                                           CLASS B                                    CLASS E
                                                         ----------------------------------------     -------------------------
                                                                YEAR ENDED         JANUARY 2, 2001(A)
                                                               DECEMBER 31,             THROUGH        YEAR ENDED DECEMBER 31,
                                                         ------------------------     DECEMBER 31,    ------------------------
                                                           2004     2003    2002          2001          2004     2003    2002
                                                         -------  -------  ------  ------------------ -------  -------  ------
NET ASSET VALUE, BEGINNING OF PERIOD.................... $  9.68  $  7.18  $ 8.66        $11.12       $  9.77  $  7.25  $ 8.74
                                                         -------  -------  ------        ------       -------  -------  ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income.................................    0.12     0.11    0.06          0.04          0.19     0.13    0.06
  Net realized and unrealized gain (loss) on
   investments..........................................    1.74     2.51   (1.50)        (2.46)         1.70     2.52   (1.51)
                                                         -------  -------  ------        ------       -------  -------  ------
  Total from investment operations......................    1.86     2.62   (1.44)        (2.42)         1.89     2.65   (1.45)
                                                         -------  -------  ------        ------       -------  -------  ------
LESS DISTRIBUTIONS
  Distributions from net investment income..............   (0.06)   (0.12)  (0.04)        (0.03)        (0.07)   (0.13)  (0.04)
  Distributions from net realized capital gains.........    0.00     0.00    0.00         (0.01)         0.00     0.00    0.00
                                                         -------  -------  ------        ------       -------  -------  ------
  Total distributions...................................   (0.06)   (0.12)  (0.04)        (0.04)        (0.07)   (0.13)  (0.04)
                                                         -------  -------  ------        ------       -------  -------  ------
NET ASSET VALUE, END OF PERIOD.......................... $ 11.48  $  9.68  $ 7.18        $ 8.66       $ 11.59  $  9.77  $ 7.25
                                                         =======  =======  ======        ======       =======  =======  ======
TOTAL RETURN (%)........................................    19.3     37.2   (16.8)        (21.8)(b)      19.4     37.3   (16.7)
Ratio of operating expenses to average net assets (%)...    0.84     0.96    0.98          0.95 (c)      0.74     0.86    0.88
Ratio of net investment income to average net assets (%)    1.60     1.45    1.11          0.46 (c)      1.91     1.42    1.02
Portfolio turnover rate (%).............................      38       43      23             9            38       43      23
Net assets, end of period (000)......................... $73,707  $27,933  $9,654        $4,099       $73,449  $54,269  $9,838
The ratios of operating expenses to average net assets
 without giving effect to the contractual expense
 agreement would have been (%)..........................      --       --    1.04          1.07 (c)        --       --    0.94

                                                         -----------
                                                         MAY 1, 2001(A)
                                                            THROUGH
                                                          DECEMBER 31,
                                                              2001
                                                         --------------
NET ASSET VALUE, BEGINNING OF PERIOD....................     $10.43
                                                             ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income.................................       0.00
  Net realized and unrealized gain (loss) on
   investments..........................................      (1.69)
                                                             ------
  Total from investment operations......................      (1.69)
                                                             ------
LESS DISTRIBUTIONS
  Distributions from net investment income..............       0.00
  Distributions from net realized capital gains.........       0.00
                                                             ------
  Total distributions...................................       0.00
                                                             ------
NET ASSET VALUE, END OF PERIOD..........................     $ 8.74
                                                             ======
TOTAL RETURN (%)........................................      (16.2)(b)
Ratio of operating expenses to average net assets (%)...       0.85 (c)
Ratio of net investment income to average net assets (%)       0.00 (c)
Portfolio turnover rate (%).............................          9
Net assets, end of period (000).........................     $   61
The ratios of operating expenses to average net assets
 without giving effect to the contractual expense
 agreement would have been (%)..........................      0.97 (c)

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.

                See accompanying notes to financial statements.

                                    MSF-304

METROPOLITAN SERIES FUND, INC.

 SCUDDER GLOBAL EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

COMMON STOCKS--97.0% OF TOTAL NET ASSETS


                                                                 VALUE
      SHARES                                                    (NOTE 1)
     ----------------------------------------------------------------------

               AUSTRALIA--0.3%
       125,500 Alumina, Ltd.................................. $     580,632
                                                              -------------

               AUSTRIA--1.4%
        15,800 Erste Bank der oesterreichischen Sparkassen AG       839,987
        43,800 Wienerberger AG...............................     2,086,206
                                                              -------------
                                                                  2,926,193
                                                              -------------

               BRAZIL--2.1%
        54,200 Aracruz Celulose S.A. (ADR)...................     2,043,340
        86,400 Companhia Vale do Rio Doce (ADR) (b)..........     2,506,464
                                                              -------------
                                                                  4,549,804
                                                              -------------

               CANADA--4.7%
        60,950 Canadian National Railway Co..................     3,701,784
        42,471 EnCana Corp...................................     2,414,609
        93,700 Goldcorp, Inc.................................     1,406,551
        85,000 Meridian Gold, Inc. (b).......................     1,606,600
        52,900 Placer Dome, Inc..............................       992,837
                                                              -------------
                                                                 10,122,381
                                                              -------------

               FRANCE--3.8%
        42,031 Carrefour S.A.................................     1,995,652
        13,924 Societe Generale..............................     1,403,302
        21,690 Total S.A.....................................     4,734,147
                                                              -------------
                                                                  8,133,101
                                                              -------------

               GERMANY--11.8%
        27,331 Allianz AG....................................     3,607,818
        68,339 BASF AG.......................................     4,899,821
       155,883 Commerzbank AG................................     3,205,383
        20,507 Deutsche Boerse AG............................     1,228,650
        55,634 E.ON AG.......................................     5,048,563
         2,600 Porsche AG....................................     1,651,586
        30,400 Schering AG...................................     2,259,511
        73,949 Volkswagen AG.................................     3,343,499
                                                              -------------
                                                                 25,244,831
                                                              -------------

               HONG KONG--4.2%
       328,000 China Mobile, Ltd.............................     1,110,441
     7,944,000 China Petroleum & Chemical Corp...............     3,233,058
     2,092,000 Denway Motors, Ltd............................       745,632
     2,334,900 Fountain Set Holdings, Ltd....................     1,516,011
       258,000 Hutchison Whampoa, Ltd........................     2,412,574
                                                              -------------
                                                                  9,017,716
                                                              -------------

               INDIA--1.3%
       106,100 Reliance Industries, Ltd. (GDR) (144A)........     2,718,282
                                                              -------------

               ISRAEL--0.7%
        53,700 Teva Pharmaceutical Industries, Ltd. (ADR)....     1,603,482
                                                              -------------

               ITALY--2.2%
       444,500 Capitalia S.p.A...............................     2,031,715

                                                              VALUE
        SHARES                                               (NOTE 1)
       -----------------------------------------------------------------

                 ITALY--(CONTINUED)
         150,800 Enel S.p.A............................... $   1,475,795
          73,500 Mediobanca S.p.A.........................     1,186,546
                                                           -------------
                                                               4,694,056
                                                           -------------

                 JAPAN--9.5%
         165,000 Daiwa Securities Group, Inc..............     1,184,246
          55,300 Fanuc, Ltd...............................     3,616,131
              63 Japan Retail Fund Investment Corp. (REIT)       530,485
         436,000 KOMATSU, Ltd.............................     3,040,498
         204,000 Mitsubishi Estate Co., Ltd...............     2,390,366
             102 Mitsubishi Tokyo Financial Group, Inc....     1,030,166
         284,000 Mitsui Fudosan Co., Ltd..................     3,453,389
             316 Mizuho Financial Group, Inc..............     1,582,322
         247,000 Nomura Holdings, Inc.....................     3,581,795
                                                           -------------
                                                              20,409,398
                                                           -------------

                 MALAYSIA--0.5%
         373,700 Resorts World Berhad.....................       982,127
                                                           -------------

                 MEXICO--2.8%
          53,300 Cemex S.A. de C.V. (ADR).................     1,941,186
          51,700 Fomento Economico Mexicano
                  S.A. de C.V. (ADR)......................     2,719,937
          21,200 Grupo Televisa S.A. (ADR)................     1,282,600
                                                           -------------
                                                               5,943,723
                                                           -------------

                 PERU--1.9%
         182,100 Compania de Minas Buenaventura (ADR).....     4,170,090
                                                           -------------

                 RUSSIAN--3.4%
         116,000 Gazprom (ADR)............................     4,116,509
          26,400 LUKOIL (ADR).............................     3,234,000
                                                           -------------
                                                               7,350,509
                                                           -------------

                 SINGAPORE--1.6%
         159,000 DBS Group Holdings, Inc..................     1,565,712
       1,332,700 Singapore Telecommunications, Ltd........     1,942,565
                                                           -------------
                                                               3,508,277
                                                           -------------

                 SOUTH AFRICA--2.3%
         246,200 Gold Fields, Ltd.........................     3,055,359
          90,100 Impala Platinum Holdings, Ltd. (ADR).....     1,915,147
                                                           -------------
                                                               4,970,506
                                                           -------------

                 SOUTH KOREA--5.0%
         103,800 Daewoo Shipbuilding & Marine
                  Engineering Co., Ltd. (b)...............     1,543,084
          72,200 LG Electronics, Inc......................     4,457,903
          10,590 Samsung Electronics Co., Ltd.............     4,621,510
                                                           -------------
                                                              10,622,497
                                                           -------------

                 SWEDEN--1.7%
         183,500 Skandinaviska Enskilda Banken AB.........     3,532,809
                                                           -------------

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-305

METROPOLITAN SERIES FUND, INC.

 SCUDDER GLOBAL EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2004

COMMON STOCKS--(CONTINUED)

                                                                  VALUE
     SHARES                                                      (NOTE 1)
    ------------------------------------------------------------------------

              SWITZERLAND--2.6%
      261,480 ABB, Ltd. (b)................................... $   1,475,771
       29,369 Credit Suisse Group.............................     1,235,226
        3,973 Nestle S.A......................................     1,037,820
       37,096 Novartis AG.....................................     1,861,755
                                                               -------------
                                                                   5,610,572
                                                               -------------

              TAIWAN--3.2%
      605,000 Hon Hai Precision Industry Co., Ltd.............     2,794,735
    1,380,000 Quanta Computer, Inc............................     2,475,081
      181,657 Taiwan Semiconductor Manufacturing Co.,
               Ltd. (ADR) (b).................................     1,542,268
                                                               -------------
                                                                   6,812,084
                                                               -------------

              THAILAND--0.9%
      630,800 Bangkok Bank Public Co., Ltd....................     1,849,589
                                                               -------------

              UNITED KINGDOM--5.0%
       62,348 Anglo American, Plc.............................     1,470,771
      143,024 GlaxoSmithKline, Plc............................     3,360,167
       21,751 Lonmin, Plc.....................................       381,832
      230,364 National Grid Transco, Plc......................     2,187,743
      282,264 Railtrack Group, Plc............................        59,485
       37,021 Rio Tinto, Plc..................................     1,086,123
      567,960 William Morrison Supermarkets, Plc..............     2,253,162
                                                               -------------
                                                                  10,799,283
                                                               -------------

              UNITED STATES--23.8%
       29,000 Affiliated Computer Services, Inc. (Class A) (b)     1,745,510
       69,300 AFLAC, Inc......................................     2,760,912
       39,700 Anadarko Petroleum Corp.........................     2,572,957
       12,000 AutoZone, Inc. (b)..............................     1,095,720
       32,800 Avocent Corp. (b)...............................     1,329,056
       32,700 Caremark Rx, Inc. (b)...........................     1,289,361
       30,100 Caterpillar, Inc................................     2,935,051
       42,255 ConocoPhillips..................................     3,669,002
       45,300 Dean Foods Co. (b)..............................     1,492,635
       39,100 Devon Energy Corp...............................     1,521,772
       14,500 Eaton Corp......................................     1,049,220
       31,300 Equity Residential (REIT).......................     1,132,434
      169,400 Hewlett-Packard Co..............................     3,552,318
      102,600 iShares MSCI Malaysia Index Fund................       733,590
       51,600 iShares Nasdaq Biotechnology Index Fund.........     3,890,640
       99,600 Microsoft Corp..................................     2,660,316
       83,800 Monsanto Co.....................................     4,655,090
       32,500 Newmont Mining Corp.............................     1,443,325
      124,900 Pfizer, Inc.....................................     3,358,561
       35,100 Schlumberger, Ltd...............................     2,349,945
       68,639 Stillwater Mining Co. (b).......................       772,875
       37,600 The Medicines Co. (b)...........................     1,082,880
       59,700 VERITAS Software Corp. (b)......................     1,704,435
       48,500 Wyeth...........................................     2,065,615
                                                               -------------
                                                                  50,863,220
                                                               -------------

                                                                 VALUE
       SHARES                                                   (NOTE 1)
     ----------------------------------------------------------------------

                VENEZUELA--0.3%
         30,800 Compania Anonima Nacional Telefonos de
                 Venezuela (ADR)............................. $     689,612
                                                              -------------
                Total Common Stocks
                 (Identified Cost $174,561,492)..............   207,704,774
                                                              -------------

     SHORT TERM INVESTMENTS--2.8%
        FACE
       AMOUNT
     ----------------------------------------------------------------------

                REPURCHASE AGREEMENT--2.8%
     $6,019,000 State Street Corp. Repurchase Agreement dated
                 12/31/04 at 1.300% to be repurchased at
                 $6,019,652 on 01/03/05, collateralized by
                 $6,155,000 U.S. Treasury Note
                 2.375% due 08/31/06 with a value of
                 $6,139,613.................................. $   6,019,000
                                                              -------------
                Total Short Term Investments
                 (Identified Cost $6,019,000)................     6,019,000
                                                              -------------
                Total Investments--99.8%
                 (Identified Cost $180,580,492) (a)..........   213,723,774
                Other assets less liabilities................       406,254
                                                              -------------
                TOTAL NET ASSETS--100%....................... $ 214,130,028
                                                              =============

           TEN LARGEST INDUSTRIES AS OF              PERCENTAGE OF
           DECEMBER 31, 2004                        TOTAL NET ASSETS
           ----------------------------             ----------------
            1    Oil & Gas.........................      11.9%
            2    Metals & Mining...................      10.0%
            3    Commercial Banks..................       8.0%
            4    Pharmaceuticals...................       7.3%
            5    Electronic Equipment & Instruments       7.2%
            6    Chemicals.........................       5.7%
            7    Machinery.........................       4.0%
            8    Real Estate.......................       3.5%
            9    Electric Utilities................       3.0%
           10    Insurance.........................       3.0%

  See accompanying notes to schedule of investments and financial statements.

                                    MSF-306

METROPOLITAN SERIES FUND, INC.

 SCUDDER GLOBAL EQUITY PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2004

     ASSETS
       Investments at value........................          $213,723,774
       Cash........................................                   862
       Foreign cash at value
        (Identified cost $130,908).................               133,556
       Receivable for:
        Securities sold............................             2,114,988
        Fund shares sold...........................                11,075
        Dividends and interest.....................               170,075
        Foreign taxes..............................                29,851
                                                             ------------
         Total Assets..............................           216,184,181
     LIABILITIES
       Payable for:
        Fund shares redeemed....................... $844,243
        Securities purchased.......................  994,718
        Withholding taxes..........................   18,198
       Accrued expenses:
        Management fees............................  107,686
        Service and distribution fees..............    2,575
        Other expenses.............................   86,733
                                                    --------
         Total Liabilities.........................             2,054,153
                                                             ------------
     NET ASSETS....................................          $214,130,028
                                                             ============
       Net assets consist of:
        Capital paid in............................          $200,045,169
        Undistributed net investment income........             1,135,164
        Accumulated net realized gains (losses)....           (20,200,873)
        Unrealized appreciation (depreciation) on
         investments and foreign currency..........            33,150,568
                                                             ------------
     NET ASSETS....................................          $214,130,028
                                                             ============
     Computation of offering price:
     CLASS A
     Net asset value and redemption price per share
      ($195,181,221 divided by 14,915,841
      shares outstanding)..........................          $      13.09
                                                             ============
     CLASS B
     Net asset value and redemption price per share
      ($3,645,771 divided by 279,553 shares
      outstanding).................................          $      13.04
                                                             ============
     CLASS E
     Net asset value and redemption price per share
      ($15,303,036 divided by 1,173,339 shares
      outstanding).................................          $      13.04
                                                             ============
     Identified cost of investments................          $180,580,492
                                                             ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2004

     INVESTMENT INCOME
       Dividends...............................              $ 3,280,243(a)
       Interest................................                  122,145(b)
                                                             -----------
                                                               3,402,388
     EXPENSES
       Management fees......................... $ 1,192,125
       Service and distribution fees--Class B..       2,286
       Service and distribution fees--Class E..      19,792
       Directors' fees and expenses............      23,099
       Custodian...............................     255,646
       Audit and tax services..................      25,121
       Legal...................................       4,699
       Printing................................      55,522
       Insurance...............................       4,286
       Miscellaneous...........................       3,894
                                                -----------
       Total expenses..........................                1,586,470
                                                             -----------
     NET INVESTMENT INCOME.....................                1,815,918
                                                             -----------
     REALIZED AND UNREALIZED GAIN (LOSS)
     Realized gain (loss) on:
       Investments--net........................  11,719,727
       Foreign currency transactions--net......   7,270,936   18,990,663
                                                -----------
     Unrealized appreciation (depreciation) on:
       Investments--net........................   9,396,711
       Foreign currency transactions--net......      (2,781)   9,393,930
                                                -----------  -----------
     Net gain (loss)...........................               28,384,593
                                                             -----------
     NET INCREASE (DECREASE) IN NET ASSETS
      FROM OPERATIONS..........................              $30,200,511
                                                             ===========

(a)Net of foreign taxes of $262,683.
(b)Includes income on securities loaned of $3,418.

                See accompanying notes to financial statements.

                                    MSF-307

METROPOLITAN SERIES FUND, INC.

 SCUDDER GLOBAL EQUITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                                      YEAR ENDED    YEAR ENDED
                                                                     DECEMBER 31,  DECEMBER 31,
                                                                         2004          2003
                                                                     ------------  ------------
FROM OPERATIONS
  Net investment income............................................. $  1,815,918  $  2,126,739
  Net realized gain (loss)..........................................   18,990,663    (4,032,195)
  Unrealized appreciation...........................................    9,393,930    46,737,822
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................   30,200,511    44,832,366
                                                                     ------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................   (2,956,330)   (3,359,079)
    Class E.........................................................     (195,665)     (110,489)
                                                                     ------------  ------------
  TOTAL DISTRIBUTIONS...............................................   (3,151,995)   (3,469,568)
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.   (2,767,603)    2,098,062
                                                                     ------------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................   24,280,913    43,460,860

NET ASSETS
  Beginning of the period...........................................  189,849,115   146,388,255
                                                                     ------------  ------------
  End of the period................................................. $214,130,028  $189,849,115
                                                                     ============  ============

UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $  1,135,164  $  1,893,263
                                                                     ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                      YEAR ENDED                YEAR ENDED
                                                                   DECEMBER 31, 2004         DECEMBER 31, 2003
                                                               ------------------------  ------------------------
                                                                 SHARES          $         SHARES          $
                                                               ----------  ------------  ----------  ------------
CLASS A
  Sales.......................................................    764,035  $  8,928,820     938,784  $  8,891,193
  Reinvestments...............................................    254,417     2,956,330     394,258     3,359,079
  Redemptions................................................. (1,786,716)  (20,820,380) (1,639,250)  (15,825,856)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................   (768,264) $ (8,935,230)   (306,208) $ (3,575,584)
                                                               ==========  ============  ==========  ============
CLASS B
  Sales.......................................................    293,148  $  3,437,984           0  $          0
  Redemptions.................................................    (13,595)     (160,011)          0             0
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................    279,553  $  3,277,973           0  $          0
                                                               ==========  ============  ==========  ============
CLASS E
  Sales.......................................................    521,138  $  6,042,318     753,005  $  7,166,696
  Reinvestments...............................................     16,882       195,665      12,999       110,489
  Redemptions.................................................   (286,980)   (3,348,329)   (164,051)   (1,603,539)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................    251,040  $  2,889,654     601,953  $  5,673,646
                                                               ==========  ============  ==========  ============
  Increase (decrease) derived from capital share transactions.   (237,671) $ (2,767,603)    295,745  $  2,098,062
                                                               ==========  ============  ==========  ============

                See accompanying notes to financial statements.

                                    MSF-308

METROPOLITAN SERIES FUND, INC.

 SCUDDER GLOBAL EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                                               CLASS A
                                                          ------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                          ------------------------------------------------
                                                            2004      2003      2002      2001      2000
                                                          --------  --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD..................... $  11.43  $   8.98  $  10.86  $  14.62  $  14.91
                                                          --------  --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income..................................     0.11      0.14      0.13      0.35      0.18
  Net realized and unrealized gain (loss) on investments.     1.74      2.52     (1.84)    (2.55)    (0.42)
                                                          --------  --------  --------  --------  --------
  Total from investment operations.......................     1.85      2.66     (1.71)    (2.20)    (0.24)
                                                          --------  --------  --------  --------  --------
LESS DISTRIBUTIONS
  Distributions from net investment income...............    (0.19)    (0.21)    (0.17)    (0.31)    (0.01)
  Distributions from net realized capital gains..........     0.00      0.00      0.00     (1.25)    (0.04)
                                                          --------  --------  --------  --------  --------
  Total distributions....................................    (0.19)    (0.21)    (0.17)    (1.56)    (0.05)
                                                          --------  --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD........................... $  13.09  $  11.43  $   8.98  $  10.86  $  14.62
                                                          ========  ========  ========  ========  ========
TOTAL RETURN (%).........................................     16.4      30.5     (16.0)    (16.1)     (1.6)
Ratio of operating expenses to average net assets (%)....     0.81      0.84      0.81      0.80      0.78
Ratio of net investment income to average net assets (%).     0.95      1.35      1.27      2.90      1.43
Portfolio turnover rate (%)..............................       79        65        45        36        58
Net assets, end of period (000).......................... $195,181  $179,334  $143,518  $183,296  $211,354

                                                               CLASS B                      CLASS E
                                                          ----------------- ------------------------------------
                                                          APRIL 26, 2004(A)        YEAR ENDED         MAY 1, 2001(A)
                                                               THROUGH            DECEMBER 31,           THROUGH
                                                            DECEMBER 31,    ------------------------   DECEMBER 31,
                                                                2004          2004     2003    2002        2001
                                                          ----------------- -------  -------  ------  --------------
NET ASSET VALUE, BEGINNING OF PERIOD.....................      $11.59       $ 11.40  $  8.96  $10.85      $12.21
                                                               ------       -------  -------  ------      ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income..................................        0.02          0.11     0.13    0.19        0.00
  Net realized and unrealized gain (loss) on investments.        1.43          1.71     2.52   (1.91)      (1.36)
                                                               ------       -------  -------  ------      ------
  Total from investment operations.......................        1.45          1.82     2.65   (1.72)      (1.36)
                                                               ------       -------  -------  ------      ------
LESS DISTRIBUTIONS
  Distributions from net investment income...............        0.00         (0.18)   (0.21)  (0.17)       0.00
                                                               ------       -------  -------  ------      ------
  Total distributions....................................        0.00         (0.18)   (0.21)  (0.17)       0.00
                                                               ------       -------  -------  ------      ------
NET ASSET VALUE, END OF PERIOD...........................      $13.04       $ 13.04  $ 11.40  $ 8.96      $10.85
                                                               ======       =======  =======  ======      ======
TOTAL RETURN (%).........................................        12.5(b)       16.1     30.4   (16.1)      (11.1)(b)
Ratio of operating expenses to average net assets (%)....        1.06(c)       0.96     0.99    0.96        0.95 (c)
Ratio of net investment income to average net assets (%).        0.54(c)       0.81     1.08    1.18        0.95 (c)
Portfolio turnover rate (%)..............................          79            79       65      45          36
Net assets, end of period (000)..........................      $3,646       $15,303  $10,515  $2,870      $   47

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.

                See accompanying notes to financial statements.

                                    MSF-309

METROPOLITAN SERIES FUND, INC.

 NOTES TO SCHEDULE OF INVESTMENTS--DECEMBER 31, 2004


(a) See Notes to Financial Statements for federal tax information on unrealized appreciation and depreciation of investment securities for federal income tax purposes.

(b) Non-Income Producing.

(c) A portion or all of the security was held on loan. As of December 31, 2004, the market value of securities loaned and the collateral received were as follows:

                                                                                                            MARKET VALUE
                                                                                                       OF COLLATERAL BACKED BY
                                                                                     MARKET VALUE OF   -----------------------
PORTFOLIO                                                                           SECURITIES ON LOAN     CASH     SECURITIES
---------                                                                           ------------------ ------------ ----------
BlackRock Aggressive Growth (formerly State Street Research Aggressive Growth).....    $161,990,577    $158,186,947 $7,715,548
BlackRock Bond Income (formerly State Street Research Bond Income).................     145,546,853     148,044,233          0
BlackRock Diversified (formerly State Street Research Diversified).................     189,350,160     187,369,255  5,901,281
BlackRock Investment Trust (formerly State Street Research Investment Trust).......      71,993,802      73,838,468          0
BlackRock Legacy Large Cap Growth (formerly State Street Research Large Cap Growth)      35,113,443      35,990,139          0
BlackRock Strategic Value (formerly State Street Research Aurora)..................     194,601,162     200,145,520          0
Davis Venture Value................................................................     109,071,240     112,897,363          0
FI International Stock.............................................................      76,763,997      79,814,674          0
FI Mid Cap Opportunities...........................................................     152,175,349     156,569,259          0
Harris Oakmark Focused Value.......................................................      21,566,013      22,022,350          0
Jennison Growth....................................................................      46,537,013      47,685,887          0
Lehman Brothers Aggregate Bond Index...............................................     226,030,166     226,152,386  3,930,554
Loomis Sayles Small Cap............................................................      92,680,552      95,007,096          0
MetLife Mid Cap Stock Index........................................................      47,063,512      48,123,659    207,775
MetLife Stock Index................................................................      99,631,858     101,340,815  1,099,550
Morgan Stanley EAFE Index..........................................................      82,945,478      87,419,385          0
Russell 2000 Index.................................................................      93,727,006      96,135,663    254,736
T. Rowe Price Small Cap Growth.....................................................      84,588,262      86,916,233    112,651

(d) Variable or Floating Rate Security. Rate disclosed is as of December 31,
2004.

(e) Step Bond: Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date.

(f) Non-Income Producing; issuer filed under Chapter 11 of the Federal Bankruptcy Code.

(g) Non-Income Producing; Defaulted Bond.

(h) Interest Only Certificate. This security receives monthly interest payments but is not entitled to principal payments.

(i) Zero Valued Security.

(j) Security was valued in good faith under procedures established by the Board of Directors.

                                    MSF-310

METROPOLITAN SERIES FUND, INC.

144A -- Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2004, the market value of 144A securities for each Portfolio was as follows:

                                                                        MARKET    % OF TOTAL
PORTFOLIO                                                               VALUE     NET ASSETS
---------                                                            ------------ ----------
BlackRock Bond Income (formerly State Street Research Bond Income).. $ 87,867,309     8.6%
BlackRock Diversified (formerly State Street Research Diversified)..   60,916,460     3.1
BlackRock Money Market (formerly State Street Research Money Market)  120,168,614    20.5
Lehman Brothers Aggregate Bond Index................................    1,069,989     0.1
MFS Total Return....................................................    5,268,867     1.1
FI Value Leaders....................................................      662,268     0.1
Salomon Brothers Strategic Bond Opportunities.......................   32,740,845     9.5
Scudder Global Equity...............................................    2,718,282     1.3

ADR -- An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

AUD -- Australian Dollar

CAD -- Canadian Dollar

CHF -- Swiss Franc

EUR -- Euro Currency

GBP -- Pound Sterling

GDR -- Global Depository Receipt

JPY -- Japanese Yen

KRW -- South Korean Won

Liquidating Unit Trust -- An undivided beneficial interest in the Liquidating Trust represented by a certificate.

MXN -- Mexican Peso

NOK -- Norwegian Krone

REIT -- A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interest.

SDR -- Swedish Depositary Receipt

SEK -- Swedish Krona

TBA -- A contract for the purchase or sale of a Mortgage Backed Security to be delivered at a future date but does not include a specified pool or precise amount to be delivered.

TII -- A Treasury Inflation Index is a security with a fixed interest rate and the principal is adjusted for inflation. At maturity, the security will be redeemed at the greater of the inflation adjusted principal or par amount at original issue.

                                    MSF-311

METROPOLITAN SERIES FUND, INC.

 NOTES TO FINANCIAL STATEMENTS--DECEMBER 31, 2004


1. SIGNIFICANT ACCOUNTING POLICIES:

   The Metropolitan Series Fund, Inc. (the "Fund") is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end investment company. Each Portfolio of the Fund other than Harris Oakmark Focused Value Portfolio is diversified. Harris Oakmark Focused Value is non-diversified. The Fund is a "series" type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments ("Portfolio"). Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company ("MetLife"), New England Life Insurance Company ("NELICO"), General American Life Insurance Company ("General American"), The MetLife Investors Group of Insurance Companies and other affiliated insurance companies (the "Insurance Companies"), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although not all Portfolios are available to all such separate accounts. Each Portfolio's shares may be divided into different classes. Currently the classes being offered by some or all Portfolios are named Class A, Class B, and Class E. The classes of a given Portfolio's shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP").

   INVESTMENT VALUATION:

   As permitted under Rule 2a-7 of the 1940 Act, and subject to certain conditions therein, the BlackRock Money Market Portfolio employs the amortized cost method of security valuation that the Fund's Board of Directors (the "Board") has determined approximates the fair market net asset value per share of the Portfolio. The Board monitors the deviations between the Portfolio's net asset value per share, as determined by using available market quotations, and its amortized cost price per share. If the deviation exceeds 1/2 of 1%, the Board will consider what action, if any, should be initiated.

   Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board. Short term obligations with a remaining maturity of sixty days or less are stated at amortized cost value that approximates fair market value.

   Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the "NOCP"). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day, are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

   Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day, are valued at the mean between the last reported bid and asked prices (except for Scudder Global Equity, which uses last reported bid price). However, if an event occurring after the closing of an exchange outside the United States may have affected such security's value, the Fund, under procedures approved by the Board, may fair value the security in good faith. The actual calculations may be made by a pricing service selected by the adviser or relevant subadviser and approved by the Board or a fair value pricing vendor approved by the Board.

   Securities for which current market quotations are not readily available (including restricted securities, if any) and all other assets are valued at fair value as determined in good faith by the Portfolio's adviser or subadviser acting under the supervision of the Board, although the actual calculations may be made by a pricing service selected by the Portfolio's adviser or subadviser and approved by the Board.

   Forward foreign currency exchange contracts are valued based on the mean between closing bid and ask prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

   Options, whether on securities, indices, or futures contracts, are valued at the last sales price available as of the close of business

                                    MSF-312

METROPOLITAN SERIES FUND, INC.

   on the day of valuation or, if no sale, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily.

   The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

   INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:

   Portfolio security transactions are recorded on the trade date. Securities denominated in foreign currencies are translated at exchange rates prevailing on the respective dates traded. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Transactions denominated in foreign currencies are recorded at the rate prevailing when earned or incurred. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Asset and liability accounts that are denominated in foreign currencies are adjusted to reflect current exchange rates prevailing on the respective dates traded.

   REPURCHASE AGREEMENTS:

   Each Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. Each Portfolio's subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited.

   FOREIGN CURRENCY TRANSLATION:

   The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

   Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by each Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by each Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

   FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS:

   Certain Portfolios may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, such a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the statement of assets and liabilities. Realized and unrealized gains and losses are included in the statement of operations. These instruments involve market and/or credit risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counter parties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

                                    MSF-313

METROPOLITAN SERIES FUND, INC.

   FUTURES CONTRACTS:

   Certain Portfolios may buy and sell futures contracts (on recognized exchanges) on equity securities or stock indices as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. A Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when a Portfolio's obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

   OPTIONS:

   Certain Portfolios may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio's exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio's exposure to the underlying instrument, or hedge other Portfolio investments.

   For options purchased to hedge the Portfolio's investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counter party is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

   MORTGAGE DOLLAR ROLLS:

   The Salomon Brothers Strategic Bond Opportunities Portfolio, Salomon Brothers U.S. Government Portfolio and BlackRock Bond Income Portfolio may enter into mortgage "dollar rolls" in which a Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Dollar rolls are accounted for as purchase and sale transactions; gain/loss is recognized at the end of the term of the dollar roll. The average monthly balance of dollar rolls outstanding during the year ended December 31, 2004 was approximately $79,416,151, $208,144,727 and $268,004,274 for the Salomon
   Brothers Strategic Bond Opportunities Portfolio, Salomon Brothers U.S. Government Portfolio and BlackRock Bond Income Portfolio, respectively.

   Portfolios that enter into mortgage dollar rolls are subject to the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Portfolio's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the fund's obligation to repurchase the securities.

   "WHEN-ISSUED" SECURITIES:

   Purchasing securities "when-issued" is a commitment by a Portfolio to buy a security before the security is actually issued. The amount of the Portfolio's payment obligation and the security's interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

   ESTIMATES AND ASSUMPTIONS:

   The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                                    MSF-314

METROPOLITAN SERIES FUND, INC.

   FEDERAL INCOME TAXES:

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code and regulations thereunder applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. As of December 31, 2004, the following Portfolios had capital loss carryovers.

                                                         EXPIRING   EXPIRING     EXPIRING     EXPIRING    EXPIRING    EXPIRING
PORTFOLIO                                     TOTAL      12/31/12   12/31/11     12/31/10     12/31/09    12/31/08    12/31/07
---------                                  ------------ ---------- ----------- ------------ ------------ ----------- ----------
BlackRock Aggressive Growth (formerly
 State Street Research Aggressive
 Growth).................................. $408,607,203 $        0 $         0 $201,096,876 $204,394,269 $ 3,116,058 $        0
BlackRock Diversified (formerly State
 Street Research Diversified).............  251,145,253          0           0  243,854,095    7,291,158           0          0
BlackRock Investment Trust (formerly State
 Street Research Investment Trust)........  508,176,462          0  14,588,867  442,142,756   51,444,839           0          0
BlackRock Large Cap Value (formerly
 State Street Research Large Cap
 Value)...................................    3,146,530          0     520,049       37,937    2,588,544           0          0
BlackRock Legacy Large Cap Growth
 (formerly State Street Research Large
 Cap Growth)..............................  253,627,998          0           0  205,405,850   48,222,148           0          0
BlackRock Money Market (formerly State
 Street Research Money Market)............       22,236      3,013          28          918       17,711           0        566
BlackRock Strategic Value (formerly State
 Street Research Aurora)..................      789,735          0           0      789,735            0           0          0
Capital Guardian U.S. Equity..............   30,176,078          0   1,369,466   11,190,563   17,616,049           0          0
Davis Venture Value.......................  110,176,856  4,821,033  25,334,925   49,957,026   30,063,873           0          0
FI International Stock....................   71,702,196          0           0   62,545,070    9,157,126           0          0
FI Mid Cap Opportunities..................  817,523,303          0  16,477,953  376,464,857  424,580,493           0          0
FI Value Leaders..........................   70,976,777          0  16,766,777   54,210,000            0           0          0
Harris Oakmark Large Cap Value............   13,540,847    723,150   8,688,699    4,128,998            0           0          0
Jennison Growth...........................   47,127,381          0  15,329,617   31,797,764            0           0          0
Lehman Brothers Aggregate Bond Index......    1,823,610    499,465           0      449,093      836,845           0     38,207
Met/Putnam Voyager........................   35,246,220          0   2,562,334   13,734,881   18,949,005           0          0
MetLife Stock Index.......................    2,696,118          0           0    2,696,118            0           0          0
MFS Investors Trust.......................   19,322,639          0           0            0    9,265,962  10,056,677          0
MFS Total Return..........................   29,724,906          0           0    5,467,027   13,005,887   7,456,224  3,795,768
Morgan Stanley EAFE Index.................    3,575,290          0           0    3,575,290            0           0          0
Scudder Global Equity.....................   20,157,283          0   4,262,486   15,894,797            0           0          0
T. Rowe Price Large Cap Growth............   37,698,087          0   4,593,031   16,388,306   16,716,750           0          0
T. Rowe Price Small Cap Growth............   54,533,071          0   9,886,767   36,254,607    8,391,697           0          0
Zenith Equity.............................  149,347,303          0  14,363,795            0  134,983,508           0          0

   The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2004 are listed below:

                                                                                                           NET
                                                                                                        UNREALIZED
                                                             FEDERAL TAX    UNREALIZED   UNREALIZED   APPRECIATION/
PORTFOLIO                                                       COST       APPRECIATION DEPRECIATION  (DEPRECIATION)
---------                                                   -------------- ------------ ------------  --------------
BlackRock Aggressive Growth (formerly State Street Research
 Aggressive Growth)........................................ $  792,292,839 $190,776,983 $ (3,528,622)  $187,248,361
BlackRock Bond Income (formerly State Street Research Bond
 Income)...................................................  1,245,752,431   13,631,351   (4,589,646)     9,041,705
BlackRock Diversified (formerly State Street Research
 Diversified)..............................................  1,964,966,424  198,333,423  (10,661,491)   187,671,932
BlackRock Investment Trust (formerly State Street Research
 Investment Trust).........................................  1,676,414,739  287,092,501  (12,686,228)   274,406,273
BlackRock Large Cap Value (formerly State Street Research
 Large Cap Value)..........................................     96,846,202   15,903,949     (221,326)    15,682,623
BlackRock Legacy Large Cap Growth (formerly State Street
 Research Large Cap Growth)................................    507,913,367   86,540,309   (9,293,067)    77,247,242
BlackRock Money Market (formerly State Street Research
 Money Market).............................................    557,952,845            0           (0)             0

                                    MSF-315

METROPOLITAN SERIES FUND, INC.

                                                                                                            NET
                                                                                                         UNREALIZED
                                                           FEDERAL TAX     UNREALIZED     UNREALIZED   APPRECIATION/
PORTFOLIO                                                     COST        APPRECIATION   DEPRECIATION  (DEPRECIATION)
---------                                                 -------------- -------------- -------------  --------------
BlackRock Strategic Value (formerly State Street Research
 Aurora)................................................. $  804,732,132 $  230,777,066 $ (31,855,159)  $198,921,907
Capital Guardian U.S. Equity.............................    458,814,919     77,250,429    (9,196,130)    68,054,299
Davis Venture Value......................................  2,114,721,952    577,739,264   (28,332,159)   549,407,105
FI International Stock...................................    365,979,019     69,786,785    (5,788,488)    63,998,297
FI Mid Cap Opportunities.................................    926,769,570    142,833,058   (24,410,249)   118,422,809
FI Value Leaders.........................................    516,083,336     73,389,404    (2,780,637)    70,608,767
Franklin Templeton Small Cap Growth......................     67,945,654     15,908,116    (2,249,520)    13,658,596
Harris Oakmark Focused Value.............................  1,279,497,951    394,641,878            (0)   394,641,878
Harris Oakmark Large Cap Value...........................    432,101,035    101,944,871      (738,286)   101,206,585
Jennison Growth..........................................    696,802,807    145,561,155    (4,815,461)   140,745,694
Lehman Brothers Aggregate Bond Index.....................    909,851,712     22,558,454    (5,160,938)    17,397,516
Loomis Sayles Small Cap..................................    335,399,679     91,668,956    (1,735,589)    89,933,367
Met/Putnam Voyager.......................................     63,593,753      9,343,694    (1,043,681)     8,300,013
MetLife Mid Cap Stock Index..............................    269,557,641     66,192,742    (9,719,549)    56,473,193
MetLife Stock Index......................................  4,126,362,611  1,285,757,498  (465,874,337)   819,883,161
MFS Investors Trust......................................    114,383,902     17,913,330      (909,515)    17,003,815
MFS Total Return.........................................    423,814,402     39,078,140    (2,757,301)    36,320,839
Morgan Stanley EAFE Index................................    292,540,812     72,758,606    (7,651,648)    65,106,958
Neuberger Berman Partners Mid Cap Value..................    420,273,721     77,522,197    (1,009,577)    76,512,620
Russell 2000 Index.......................................    309,932,749     94,495,601   (18,941,071)    75,554,530
Salomon Brothers Strategic Bond Opportunities............    426,247,632     12,576,219    (3,046,221)     9,529,998
Salomon Brothers U.S. Government.........................    480,754,818        759,395      (554,843)       204,552
Scudder Global Equity....................................    180,772,368     38,744,779    (5,793,373)    32,951,406
T. Rowe Price Large Cap Growth...........................    235,894,532     40,354,649    (3,701,846)    36,652,803
T. Rowe Price Small Cap Growth...........................    270,595,737    104,515,094   (27,665,754)    76,849,340
Zenith Equity............................................    898,093,332    131,446,223            (0)   131,446,223

   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

   BlackRock Money Market Portfolio dividends are declared daily to shareholders of record at the time and are paid monthly. All other Portfolios record dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital. These differences primarily relate to tax equalization, investments in mortgage backed securities and investments in foreign securities.

   EXPENSE REDUCTIONS:

   Certain Portfolio trades are directed to brokers who paid a portion of the Portfolio's expenses. Amounts paid for each Portfolio are shown as expense reductions in the Statement of Operations of the respective Portfolio.

2. PURCHASES AND SALES:

   For the year ended December 31, 2004, purchases and sales of securities (excluding short-term investments) for each of the Portfolios were as follows:

                                                                      PURCHASES                       SALES
                                                            ----------------------------- -----------------------------
                                                                 U.S.                          U.S.
PORTFOLIO                                                     GOVERNMENT       OTHER        GOVERNMENT       OTHER
---------                                                   -------------- -------------- -------------- --------------
BlackRock Aggressive Growth (formerly State Street Research
 Aggressive Growth)........................................ $            0 $  860,853,013 $            0 $   942,129,55
BlackRock Bond Income (formerly State Street Research Bond
 Income)...................................................  4,072,375,860    447,967,133  4,033,544,125    510,831,634
BlackRock Diversified (formerly State Street Research
 Diversified)..............................................  2,986,745,890  1,418,806,579  2,968,046,257  1,552,127,449
BlackRock Investment Trust (formerly State Street Research
 Investment Trust).........................................              0  1,654,714,552              0  1,791,536,946
BlackRock Large Cap Value (formerly State Street Research
 Large Cap Value)..........................................              0     65,623,031              0     25,531,029
BlackRock Legacy Large Cap Growth (formerly State Street
 Research Large Cap Growth)................................              0  1,064,790,572              0  1,103,435,301
BlackRock Strategic Value (formerly State Street Research
 Aurora)...................................................              0    410,587,161              0    272,217,713

                                    MSF-316

METROPOLITAN SERIES FUND, INC.

                                                        PURCHASES                       SALES
                                              ----------------------------- -----------------------------
                                                   U.S.                          U.S.
PORTFOLIO                                       GOVERNMENT       OTHER        GOVERNMENT       OTHER
---------                                     -------------- -------------- -------------- --------------
Capital Guardian U.S. Equity................. $            0 $  254,812,905 $            0 $  175,599,664
Davis Venture Value..........................              0    814,387,337              0     88,892,733
FI International Stock.......................              0    348,399,075              0    343,219,976
FI Mid Cap Opportunities.....................              0  2,003,880,018              0  1,963,465,662
FI Value Leaders.............................              0    906,911,046              0    968,488,886
Franklin Templeton Small Cap Growth..........              0     48,306,925              0     32,640,519
Harris Oakmark Focused Value.................              0    370,832,598              0    218,088,137
Harris Oakmark Large Cap Value...............              0    138,008,462              0     64,875,626
Jennison Growth..............................              0    676,649,437              0    477,416,363
Lehman Brothers Aggregate Bond Index.........    361,391,939     80,610,306    180,660,600     29,484,077
Loomis Sayles Small Cap......................              0    506,907,834              0    523,084,679
Met/Putnam Voyager...........................              0     45,695,025              0     45,039,961
MetLife Mid Cap Stock Index..................              0    127,812,688              0    118,365,186
MetLife Stock Index..........................              0    253,817,358              0    123,602,482
MFS Investors Trust..........................              0    152,543,839              0    122,385,618
MFS Total Return.............................    165,474,721    366,246,719     81,046,213    214,388,547
Morgan Stanley EAFE Index....................              0    161,751,988              0    114,690,544
Neuberger Berman Partners Mid Cap Value......              0    322,809,774              0    191,826,512
Russell 2000 Index...........................              0    152,580,910              0    125,356,907
Salomon Brothers Strategic Bond Opportunities  1,021,060,859    172,273,533    976,702,105    124,360,189
Salomon Brothers U.S. Government.............  2,579,458,818              0  2,565,383,780      5,399,821
Scudder Global Equity........................              0    147,582,491              0    155,243,324
T. Rowe Price Large Cap Growth...............              0    142,844,533              0     80,495,571
T. Rowe Price Small Cap Growth...............              0     91,898,964              0     88,832,230
Zenith Equity................................              0     41,053,276              0    147,779,517

   OPTIONS WRITTEN:

   The BlackRock Bond Income Portfolio transactions in options written during the period ended December 31, 2004 were as follows:

                                                 NUMBER OF   PREMIUMS
                                                 CONTRACTS   RECEIVED
                                                 --------- -----------
        Options outstanding at December 31, 2003       0   $         0
        Options written.........................   7,902     9,522,105
        Options closed..........................  (7,902)   (9,522,105)
                                                  ------   -----------
        Options outstanding at December 31, 2004       0   $         0
                                                  ======   ===========

   The BlackRock Aggressive Growth Portfolio transactions in options written during the period ended December 31, 2004 were as follows:

                                                  NUMBER OF  PREMIUMS
                                                  CONTRACTS  RECEIVED
                                                  --------- ---------
         Options outstanding at December 31, 2003       0   $       0
         Options written.........................   3,400     207,400
         Options closed..........................  (3,400)   (207,400)
                                                   ------   ---------
         Options outstanding at December 31, 2004       0   $       0
                                                   ======   =========

   The BlackRock Diversified Portfolio transactions in options written during the period ended December 31, 2004 were as follows:

                                                 NUMBER OF   PREMIUMS
                                                 CONTRACTS   RECEIVED
                                                 --------- -----------
        Options outstanding at December 31, 2003       0   $         0
        Options written.........................   5,414     6,509,662
        Options closed..........................  (5,414)   (6,509,662)
                                                  ------   -----------
        Options outstanding at December 31, 2004       0   $         0
                                                  ======   ===========

                                    MSF-317

METROPOLITAN SERIES FUND, INC.

3. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

   INVESTMENT MANAGEMENT AGREEMENTS:

   MetLife Advisers, LLC ("MetLife Advisers") is the investment adviser to the Portfolios. The Fund has entered into investment management agreements with MetLife Advisers. For providing investment management services to the Fund, MetLife Advisers receives monthly compensation at the following annual rates of:

                                                                       MANAGEMENT        ANNUAL
                                                                     FEES EARNED BY    PERCENTAGE
                                                                    METLIFE ADVISERS  RATES PAID TO
                                                                   FOR THE YEAR ENDED    METLIFE
PORTFOLIO                                                          DECEMBER 31, 2004    ADVISERS
---------                                                          ------------------ -------------
BlackRock Aggressive Growth (formerly State Street Research           $ 6,727,459         0.750%
 Aggressive Growth)...............................................                        0.700%
                                                                                          0.650%
BlackRock Bond Income (formerly State Street Research Bond              4,028,376         0.400%
 Income)..........................................................                        0.350%
                                                                                          0.300%
                                                                                          0.250%
BlackRock Diversified (formerly State Street Research Diversified)      8,551,135         0.500%
                                                                                          0.450%
                                                                                          0.400%
BlackRock Investment Trust (formerly State Street Research              9,280,121         0.550%
 Investment Trust)................................................                        0.500%
                                                                                          0.450%
BlackRock Large Cap Value (formerly State Street Research Large           582,621         0.700%
 Cap Value).......................................................                        0.650%
                                                                                          0.600%
BlackRock Legacy Large Cap Growth (formerly State Street                4,181,373         0.730%
 Research Large Cap Growth).......................................                        0.650%
BlackRock Money Market (formerly State Street Research Money            2,014,603         0.350%
 Market)..........................................................                        0.300%
                                                                                          0.250%
BlackRock Strategic Value (formerly State Street Research               7,085,611         0.850%
 Aurora)..........................................................                        0.800%
                                                                                          0.750%
Capital Guardian U.S. Equity......................................      2,664,106         0.700%
                                                                                          0.650%
                                                                                          0.600%
                                                                                          0.550%
Davis Venture Value...............................................     14,953,170         0.750%
                                                                                          0.700%
FI International Stock............................................      3,332,607         0.860%
                                                                                          0.800%
                                                                                          0.750%
FI Mid Cap Opportunities..........................................      6,357,009         0.750%
                                                                                          0.700%
                                                                                          0.650%
FI Value Leaders..................................................      3,745,210         0.700%
                                                                                          0.650%
                                                                                          0.600%
                                                                                          0.550%
Franklin Templeton Small Cap Growth...............................        621,214         0.900%
                                                                                          0.850%
Harris Oakmark Focused Value......................................     11,142,455         0.750%
                                                                                          0.700%
Harris Oakmark Large Cap Value....................................      3,306,121         0.750%
                                                                                          0.700%
Jennison Growth...................................................      4,687,248         0.700%
                                                                                          0.650%
                                                                                          0.600%
                                                                                          0.550%
Lehman Brothers Aggregate Bond Index..............................      1,973,303         0.250%


                                                                           BASED ON PORTFOLIOS
                                                                         AVERAGE DAILY NET ASSET
PORTFOLIO                                                                     VALUE LEVELS
---------                                                          ------------------------------------
BlackRock Aggressive Growth (formerly State Street Research        Of the first $500 million
 Aggressive Growth)............................................... Of the next $500 million
                                                                   On amounts in excess of $1 billion
BlackRock Bond Income (formerly State Street Research Bond         Of the first $1 billion
 Income).......................................................... Of the next $1 billion
                                                                   Of the next $1 billion
                                                                   On amounts in excess of $3 billion
BlackRock Diversified (formerly State Street Research Diversified) Of the first $500 million
                                                                   Of the next $500 million
                                                                   On amounts in excess of $1 billion
BlackRock Investment Trust (formerly State Street Research         Of the first $500 million
 Investment Trust)................................................ Of the next $500 million
                                                                   On amounts in excess of $1 billion
BlackRock Large Cap Value (formerly State Street Research Large    Of the first $250 million
 Cap Value)....................................................... Of the next $500 million
                                                                   On amounts in excess of $750 million
BlackRock Legacy Large Cap Growth (formerly State Street           Of the first $1 billion
 Research Large Cap Growth)....................................... On amounts in excess of $1 billion
BlackRock Money Market (formerly State Street Research Money       Of the first $1 billion
 Market).......................................................... Of the next $1 billion
                                                                   Of amounts in excess of $2 billion
BlackRock Strategic Value (formerly State Street Research          Of the first $500 million
 Aurora).......................................................... Of the next $500 million
                                                                   On amounts in excess of $1 billion
Capital Guardian U.S. Equity...................................... Of the first $200 million
                                                                   Of the next $300 million
                                                                   Of the next $1.5 billion
                                                                   On amounts in excess of $2 billion
Davis Venture Value............................................... Of the first $1 billion
                                                                   On amounts in excess of $1 billion
FI International Stock............................................ Of the first $500 million
                                                                   Of the next $500 million
                                                                   On amounts in excess of $1 billion
FI Mid Cap Opportunities.......................................... Of the first $100 million
                                                                   Of the next $400 million
                                                                   On amounts in excess of $500 million
FI Value Leaders.................................................. Of the first $200 million
                                                                   Of the next $300 million
                                                                   Of the next $1.5 billion
                                                                   On amounts in excess of $2 billion
Franklin Templeton Small Cap Growth............................... Of the first $500 million
                                                                   On amounts in excess of $500 million
Harris Oakmark Focused Value...................................... Of the first $1 billion
                                                                   On amounts in excess of $1 billion
Harris Oakmark Large Cap Value.................................... Of the first $250 million
                                                                   On amounts in excess of $250 million
Jennison Growth................................................... Of the first $200 million
                                                                   Of the next $300 million
                                                                   Of the next $1.5 billion
                                                                   On amounts in excess of $2 billion
Lehman Brothers Aggregate Bond Index.............................. Of all assets

                                    MSF-318

METROPOLITAN SERIES FUND, INC.

                                                  MANAGEMENT        ANNUAL
                                                FEES EARNED BY    PERCENTAGE
                                               METLIFE ADVISERS  RATES PAID TO         BASED ON PORTFOLIOS
                                              FOR THE YEAR ENDED    METLIFE          AVERAGE DAILY NET ASSET
PORTFOLIO                                     DECEMBER 31, 2004    ADVISERS               VALUE LEVELS
---------                                     ------------------ ------------- ------------------------------------
Loomis Sayles Small Cap......................    $ 3,480,201         0.900%    Of the first $500 million
                                                                     0.850%    On amounts in excess of $500 million
Met/Putnam Voyager...........................        541,520         0.800%    Of the first $500 million
                                                                     0.750%    Of the next $500 million
                                                                     0.700%    On amounts in excess of $1 billion
MetLife Mid Cap Stock Index..................        726,464         0.250%    Of all assets
MetLife Stock Index..........................     11,328,304         0.250%    Of all assets
MFS Investors Trust..........................        870,010         0.750%    Of all assets
MFS Total Return.............................      1,697,055         0.500%    Of all assets
Morgan Stanley EAFE Index....................        902,258         0.300%    Of all assets
Neuberger Berman Partners Mid Cap Value......      2,424,514         0.700%    Of the first $100 million
                                                                     0.675%    Of the next $250 million
                                                                     0.650%    Of the next $500 million
                                                                     0.625%    Of the next $750 million
                                                                     0.600%    On amounts in excess of $1.6 billion
Russell 2000 Index...........................        831,185         0.250%    Of all assets
Salomon Brothers Strategic Bond Opportunities      1,951,356         0.650%    Of all assets
Salomon Brothers U.S. Government.............      1,525,319         0.550%    Of all assets
Scudder Global Equity........................      1,192,125         0.900%    Of the first $50 million
                                                                     0.550%    Of the next $50 million
                                                                     0.500%    Of the next $400 million
                                                                     0.475%    On amounts in excess of $500 million
T. Rowe Price Large Cap Growth...............      1,398,412         0.650%    Of the first $50 million
                                                                     0.600%    On amounts in excess of $50 million
T. Rowe Price Small Cap Growth...............      1,661,490         0.550%    Of the first $100 million
                                                                     0.500%    Of the next $300 million
                                                                     0.450%    On amounts in excess of $400 million
*Zenith Equity...............................              0         0.000%    Of all assets

       * The Zenith Equity Portfolio operates as a fund of funds by investing its assets in three other Portfolios of the Fund, (the "Underlying Portfolios"). The Zenith Equity Portfolio does not directly pay MetLife Advisers an investment advisory fee for its services, but indirectly pays MetLife Advisers an investment advisory fee through its investments in the Underlying Portfolios.

   Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

   The Fund and MetLife Advisers have entered into various investment subadvisory agreements. Prior to January 31, 2005, State Street Research & Management Company ("State Street Research"), a subsidiary of MetLife, was compensated by MetLife Advisers to provide subadvisory services for the former BlackRock Bond Income, BlackRock Money Market, BlackRock Investment Trust, BlackRock Diversified, BlackRock Aggressive Growth, BlackRock Strategic Value, BlackRock Large Cap Value and BlackRock Legacy Large Cap Growth Portfolios.

   On January 31, 2005 BlackRock Advisors, Inc. ("BlackRock") succeeded State Street Research as subadviser to these Portfolios, and the names of these Portfolios were changed as described more fully on page [MSF-322] to this Annual Report. The following table shows the fees earned by State Street Research for providing subadvisory services to these Portfolios for the year ended December 31, 2004.

                                                                       FEES EARNED BY STATE STREET RESEARCH &
                                                                             MANAGEMENT COMPANY FOR THE
PORTFOLIO                                                                   YEAR ENDED DECEMBER 31, 2004
---------                                                              --------------------------------------
BlackRock Aggressive Growth (formerly State Street Research
 Aggressive Growth)...................................................               $3,738,729
BlackRock Bond Income (formerly State Street Research Bond Income)....                1,637,603
BlackRock Diversified (formerly State Street Research Diversified)....                5,250,710
BlackRock Investment Trust (formerly State Street Research Investment
 Trust)...............................................................                6,061,732
BlackRock Large Cap Value (formerly State Street Research Large Cap
 Value)...............................................................                  374,071
BlackRock Legacy Large Cap Growth (formerly State Street Research
 Large Cap Growth) (May 1, 2004-- December 31, 2004)..................                1,410,470
BlackRock Money Market (formerly State Street Research Money Market)..                  506,700
BlackRock Strategic Value (formerly State Street Research Aurora).....                4,167,782

   MetLife is the investment subadviser for the MetLife Stock Index, Lehman Brothers Aggregate Bond Index, Russell 2000 Index, Morgan Stanley EAFE
   Index, and MetLife Mid Cap Stock Index Portfolios. MetLife Advisers pays MetLife an investment subadvisory fee for each Index Portfolio equal to the costs incurred by MetLife in providing subadvisory services to the Portfolio.

                                    MSF-319

METROPOLITAN SERIES FUND, INC.

                                                   FEES EARNED BY
                                                  METLIFE FOR THE
       PORTFOLIO                            YEAR ENDED DECEMBER 31, 2004
       ---------                            ----------------------------
       Lehman Brothers Aggregate Bond Index          $  189,437
       MetLife Mid Cap Stock Index.........              66,834
       MetLife Stock Index.................           1,042,204
       Morgan Stanley EAFE Index...........              69,173
       Russell 2000 Index..................              76,469

   Putnam Investment Management, LLC is compensated to provide subadvisory services for the Met/Putnam Voyager Portfolio. Fidelity Management & Research Company ("FMR") receives compensation for providing subadvisory services for the FI Mid Cap Opportunities Portfolio, FI International Stock Portfolio, and FI Value Leaders Portfolio; Janus Capital Corporation was compensated to provide subadvisory services for the Janus Mid Cap Portfolio from January 1, 2004 through April 30, 2004. Effective May 1, 2004 FMR became the subadvisor to the Janus Mid Cap Portfolio, which was renamed the FI Mid Cap Opportunities Portfolio, and FMR receives compensation for providing subadvisory services thereto.

   T. Rowe Price Associates, Inc. is compensated to provide subadvisory services for the T. Rowe Price Small Cap Growth and the T. Rowe Price Large Cap Growth Portfolios. Deutsche Asset Management is compensated to provide subadvisory services for the Scudder Global Equity Portfolio. Harris Associates, L.P., is compensated to provide subadvisory services for the Harris Oakmark Focused Value and Harris Oakmark Large Cap Value Portfolios. Neuberger Berman Management Inc. is compensated to provide subadvisory services for the Neuberger Berman Partners Mid Cap Value Portfolio. Franklin Advisers, Inc. is compensated to provide subadvisory services for the Franklin Templeton Small Cap Growth Portfolio.

   Salomon Brothers Asset Management Inc. is compensated to provide subadvisory services for the Salomon Brothers Strategic Bond Opportunities Portfolio and Salomon Brothers U.S. Government Portfolio; Loomis, Sayles & Company, L.P. is compensated to provide subadvisory services for the Loomis Sayles Small Cap Portfolio; Davis Selected Advisers, L.P. is compensated to provide subadvisory services for the Davis Venture Value Portfolio; Massachusetts Financial Services Company is compensated to provide subadvisory services for the MFS Investors Trust Portfolio and MFS Total Return Portfolio; Capital Guardian Trust Company is compensated to provide subadvisory services for the Capital Guardian U.S. Equity Portfolio and Jennison Associates LLC is compensated to provide subadvisory services for the Jennison Growth Portfolio.

   Fred Alger Management, Inc. was compensated to provide subadvisory services for the Alger Equity Growth Portfolio from January 1, 2004 through April 30, 2004. Effective May 1, 2004 State Street Research became the subadviser to this Portfolio, which was the State Street Research Large Cap Growth Portfolio, and received compensation for providing subadvisory services through the year ended December 31, 2004.

   On January 31, 2005 BlackRock succeeded State Street Research as subadviser to this Portfolio and the Portfolio was renamed BlackRock Legacy large Cap Growth Portfolio.

   SERVICE AND DISTRIBUTION FEES:

   The Fund has adopted Distribution Plans under Rule 12b-1 of the 1940 Act for the Fund's Class B and Class E shares. Under the Distribution Plans, the Class B and Class E shares of the Fund pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Fund shares for, promoting or selling, and servicing the Class B and Class E shares of the Portfolio. The fees under the Distribution Plans for each applicable class of a Portfolio's shares are calculated as a percentage of that Portfolio's average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for the Class B shares and 0.15% per year for the Class E shares. Amounts paid by each Portfolio for the year ended December 31, 2004 are shown as Service and Distribution fees in the Statement of Operations of the respective Portfolios.

   EXPENSE AGREEMENT:

   Pursuant to an expense agreement relating to each class of Franklin Templeton Small Cap Growth, Met/Putnam Voyager, MFS Investors Trust, and the BlackRock Large Cap Value (formerly State Street Research Large Cap Value) Portfolios, MetLife Advisers has agreed to pay, until April 30, 2005, the operating expenses (not including brokerage costs, interest, taxes, or extraordinary expenses) in excess of stated annual expense limits. This subsidy, and similar subsidies in effect in earlier periods, are subject to the obligation of each class of such Portfolios (other than Met/Putnam Voyager) to repay MetLife Advisers in future years, if any, when a class' expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year, to the extent that the charge does not cause the total expenses in such subsequent year, to exceed the class' stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of a Portfolio is obligated to repay any expense paid by MetLife Advisers more than three years in the case of Franklin Templeton Small Cap Growth and MFS Investors Trust, and five in the case

                                    MSF-320

METROPOLITAN SERIES FUND, INC.

   of BlackRock Large Cap Value, after the end of the fiscal year in which such expense was incurred. The expense limits (annual rates as a percentage of each class of each Portfolio's net average daily net assets) in effect from May 1, 2004 to April 30, 2005 are as follows:

PORTFOLIO                                                         EXPENSE LIMIT AGREEMENT
---------                                                         ----------------------
                                                                  CLASS A CLASS B CLASS E
                                                                  ------- ------- -------
Franklin Templeton Small Cap Growth..............................  1.15%   1.40%   1.30%
Met/Putnam Voyager...............................................  1.00%   1.25%   1.15%
MFS Investors Trust..............................................  1.00%   1.25%   1.15%
BlackRock Large Cap Value (formerly State Street Large Cap Value)  0.95%   1.20%   1.10%

   As of December 31, 2004, the amounts of expenses deferred for each Portfolio, are as follows:

                                                                    EXPENSES DEFERRED IN
                                                                  ---------------------------
                                                                    2002     2002     2003
                                                                  --------  -------  -------
                                                                  (SUBJECT TO REPAYMENT UNTIL
                                                                       DECEMBER 31,)
                                                                  ---------------------------
PORTFOLIO                                                           2005     2007     2006
---------                                                         --------  -------  -------
Franklin Templeton Small Cap Growth.............................. $ 85,285       --  $69,953
MFS Investors Trust..............................................  126,450       --   41,674
BlackRock Large Cap Value (formerly State Street Large Cap Value)       --  $64,701       --

   For the year ended December 31, 2004 MetLife Advisers recovered $39,670 of deferred expense from MFS Investors Trust Portfolio and $41,385 from BlackRock Large Cap Value Portfolio.

   PAYMENTS BY AFFILIATES:

   During the year ended December 31, 2004, State Street Research conducted an internal review regarding the use of brokerage commissions in consideration of the distribution of shares of mutual funds that it sponsors. In connection with this review, on December 16, 2004, State Street Research determined to reimburse the Fund. The amounts and Portfolios credited are as follows:

PORTFOLIO                                                                      REIMBURSEMENTS
---------                                                                      --------------
BlackRock Aggressive Growth (formerly State Street Research Aggressive Growth)    $29,929
BlackRock Diversified (formerly State Street Research Diversified)............     18,411
BlackRock Investment Trust (formerly State Street Research Investment Trust)..     52,248
BlackRock Large Cap Value (formerly State Street Research Large Cap Value)....      1,085
BlackRock Strategic Value (formerly State Street Research Aurora).............      1,261

4. SECURITIES LENDING:

   The Fund has entered into a securities lending arrangement with the Fund's custodian, State Street Bank and Trust Company (the "custodian"). Under the agreement, the custodian is authorized to loan securities on the Portfolios behalf. In exchange, the Portfolio receives either cash or securities collateral against the loaned securities. Each Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan's inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Fund receives 70% of the annual net income from lending transactions, which is included in interest income of the respective Portfolios. The remaining 30% is paid to the custodian as compensation for its securities lending services. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Portfolios with outstanding loans at December 31, 2004 are footnoted in the Notes to Schedule of Investments.

5. ACQUISITIONS:

   On April 30, 2004, the MFS Total Return Portfolio acquired all of the net assets of the Balanced Portfolio pursuant to a plan of reorganization approved on April 30, 2004. The acquisition was accomplished by a tax free exchange of 178,716 Class A shares of

                                    MSF-321

METROPOLITAN SERIES FUND, INC.

   MFS Total Return Portfolio (valued at $23.9 million) in exchange for 2,036,543 Class A shares of Balanced Portfolio (valued at $23.9 million); 618,249 Class E shares of MFS Total Return Portfolio (valued at $82.6 million) in exchange for 7,020,496 Class A shares of Balanced Portfolio (valued at $82.6 million); and 231,742 Class B shares of MFS Total Return Portfolio (valued at $30.8 million) in exchange for 2,625,358 Class E shares of Balanced Portfolio (valued at $30.8 million); on April 30, 2004.

   The aggregate net assets of MFS Total Return Portfolio and Balanced Portfolio immediately before the acquisition were $179,907,457 and $137,327,191, respectively. The aggregate net assets of MFS Total Return Portfolio immediately after the acquisition were $317,234,648.

   On April 30, 2004, the Janus Mid Cap Portfolio acquired all of the net assets of the former FI Mid Cap Opportunities Portfolio pursuant to a plan of reorganization approved on April 30, 2004. The acquisition was accomplished by a tax free exchange of 549,661 Class A shares of Janus Mid Cap Portfolio (valued at $7.9 million) in exchange for 734,248 Class A shares of FI Mid Cap Opportunities Portfolio (valued at $7.9 million); 1,185,116 Class A shares of Janus Mid Cap Portfolio (valued at $17.0 million) in exchange for 1,587,545 Class E shares of FI Mid Cap Opportunities Portfolio (valued at $17.0 million); 841,201 Class B shares of Janus Mid Cap Portfolio (valued at $11.8 million) in exchange for 1,110,038 Class B shares of FI Mid Cap Opportunities Portfolio (valued at $11.8 million); and 1,335,690 Class E shares of Janus Mid Cap Portfolio (valued at $19.0 million) in exchange for 1,774,256 Class E shares of FI Mid Cap Portfolio (valued at $19.0 million); on April 30, 2004.

   The aggregate net assets of Janus Mid Cap Portfolio and FI Mid Cap Opportunities Portfolio immediately before the acquisition were $897,378,204 and $55,663,723, respectively. The aggregate net assets of Janus Mid Cap Portfolio immediately after the acquisition were $953,041,927. Immediately after the acquisition, Fidelity Management & Research Company became the subadviser to the Janus Mid Cap Portfolio, which was then renamed FI Mid Cap Opportunities Portfolio.

   On April 30, 2004, the MFS Investors Trust Portfolio acquired all of the net assets of the MFS Research Managers Portfolio pursuant to a plan of reorganization approved on April 30, 2004. The acquisition was accomplished by a tax free exchange of 3,868,426 Class A shares of MFS Investors Trust Portfolio (valued at $31.4 million) in exchange for 3,686,810 Class A shares of MFS Research Managers Portfolio (valued at $31.4 million); 25,379 Class B shares of MFS Investors Trust Portfolio (valued at $0.2 million) in exchange for 24,241 Class B shares of MFS Research Managers Portfolio (valued at $0.2 million); and 907,886 Class E shares of MFS Investors Trust Portfolio (valued at $7.4 million) in exchange for 868,273 Class E shares of MFS Research Managers Portfolio (valued at $7.4 million); on April 30, 2004.

   The aggregate net assets of MFS Investors Trust Portfolio and MFS Research Managers Portfolio immediately before the acquisition were $95,264,502 and $38,980,141, respectively. The aggregate net assets of MFS Investors Trust Portfolio immediately after the acquisition were $134,244,643.

   On November 19, 2004, the Capital Guardian U.S. Equity Portfolio acquired all of the net assets of the J.P. Morgan Select Equity Portfolio of the Met Investors Series Trust pursuant to a plan of reorganization approved on November 12, 2004. The acquisition was accomplished by a tax free exchange of 9,612,487 Class A shares of Capital Guardian U.S. Equity Portfolio (valued at $107.8 million) in exchange for 8,062,131 Class A shares of J.P. Morgan Select Equity Portfolio (valued at $107.8 million); 941,307 Class B shares of Capital Guardian U.S. Equity Portfolio (valued at $10.5 million) in exchange for 791,507 Class B shares of J.P. Morgan Select Equity Portfolio (valued at $10.5 million); on November 19, 2004.

   The aggregate net assets of Capital Guardian U.S. Equity Portfolio and J.P. Morgan Select Equity Portfolio immediately before the acquisition were $390,960,064 and $118,279,796, respectively. The aggregate net assets of Capital Guardian U.S. Equity Portfolio immediately after the acquisition were $509,239,860.

6. REGULATORY MATTERS:

   Regulatory bodies have contacted MetLife Advisers and certain other affiliates of MetLife, Inc. (MetLife, Inc. and its affiliates, the "Company") and have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company believes that many of these inquiries are similar to those made to many financial service companies as part of industry-wide investigations by various regulatory agencies. The Company at the present time is not aware of any systemic problems with respect to such matters that may have a material adverse effect on MetLife, Inc.'s consolidated financial position. The SEC has commenced an investigation with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American. In May 2004, General American received a so-called "Wells Notice" stating that the SEC staff is considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American. Under the SEC procedures, General American can avail itself of the opportunity to respond to the SEC staff before it makes a formal

                                    MSF-322

METROPOLITAN SERIES FUND, INC.

   recommendation regarding whether any action alleging violations of the U.S. securities laws should be considered. General American has responded to the Wells Notice. The Company is fully cooperating with regard to these information requests and investigations. The Company has also advised the Metropolitan Series Fund Board of Directors that, while certain exceptions to the Fund's policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

7. SUBSEQUENT EVENTS:

   On January 18, 2005, shareholders of the State Street Research Aggressive Growth Portfolio, State Street Research Aurora Portfolio, State Street Research Bond Income Portfolio, State Street Research Diversified Portfolio, State Street Research Investment Trust Portfolio, State Street Research Large Cap Growth Portfolio, State Street Research Large Cap Value Portfolio, and State Street Research Money Market Portfolio approved a change of subadvisor for each Portfolio from State Street Research & Management Company ("SSRM") to BlackRock Advisors, Inc. ("BlackRock Advisors") pursuant to new subadvisory agreements between the Fund's investment adviser, MetLife Advisers; and BlackRock Advisors. These changes were made in connection with the closing of a transaction (the "Transaction") between BlackRock, Inc. ("BlackRock"), the parent of BlackRock Advisors; BlackRock Financial Management, Inc. ("BlackRock Financial"), a wholly-owned indirect subsidiary of BlackRock; MetLife, Inc., the parent of MetLife; and MetLife, the indirect parent of MetLife Advisers, that resulted in BlackRock Financial purchasing SSRM Holdings, Inc., the parent of SSRM, from MetLife. The new subadvisory agreements took effect on January 31, 2005, the date on which the Transaction closed.

   Also at their January 18, 2005 meeting, shareholders of the State Street Research Aggressive Growth Portfolio, the State Street Research Aurora Portfolio, the State Street Research Diversified Portfolio, the State Street Research Investment Trust Portfolio and the State Street Research Large Cap Value Portfolio (collectively, the "SSR New Management Agreement Portfolios"), approved new advisory agreements between the Fund and the MetLife Advisers with respect to the SSR New Management Agreement
   Portfolios. The new advisory agreements also took effect on January 31, 2005.

   Effective January 31, 2005, the names of the Portfolios changed as follows:

PRIOR PORTFOLIO NAME                              NEW PORTFOLIO NAME
--------------------                              ------------------
State Street Research Aggressive Growth Portfolio BlackRock Aggressive Growth Portfolio
State Street Research Aurora Portfolio........... BlackRock Strategic Value Portfolio
State Street Research Bond Income Portfolio...... BlackRock Bond Income Portfolio
State Street Research Diversified Portfolio...... BlackRock Diversified Portfolio
State Street Research Investment Trust Portfolio. BlackRock Investment Trust Portfolio
State Street Research Large Cap Growth Portfolio. BlackRock Legacy Large Cap Growth Portfolio
State Street Research Large Cap Value Portfolio.. BlackRock Large Cap Value Portfolio
State Street Research Money Market Portfolio..... BlackRock Money Market Portfolio

   On February 2, 2005, the Board of Directors of the Fund approved the acquisition of the Met/Putnam Voyager Portfolio by the Jennison Growth Portfolio of the Fund, subject to the approval of shareholders of Met/Putnam Voyager Portfolio. On or about April 29, 2005, the shareholders of Met/Putnam Voyager Portfolio will consider the approval of a proposed Plan of Reorganization providing for the acquisition of all the assets of the Met/Putnam Voyager Portfolio by the Jennison Growth Portfolio in exchange for shares of the Jennison Growth Portfolio and the assumption by the Jennison Growth Portfolio of the liabilities of Met/Putnam Voyager Portfolio. If approved by shareholders, the reorganization will close on or about April 29, 2005.

   On February 2, 2005, the Board of Directors of the Fund approved the acquisition of the Money Market Portfolio of the Met Investors Series Trust ("MIST Money Market Portfolio") by the BlackRock Money Market Portfolio of the Fund, subject to the approval of shareholders of MIST Money Market Portfolio. On or about April 29, 2005, the shareholders of MIST Money Market Portfolio will consider the approval of a proposed Agreement and Plan of Reorganization providing for the acquisition of all the assets of the MIST Money Market Portfolio by the BlackRock Money Market Portfolio in exchange for shares of the BlackRock Money Market Portfolio and the assumption by the BlackRock Money Market Portfolio of the liabilities of MIST Money Market Portfolio. If approved by shareholders, the reorganization will close on or about April 29, 2005.

   On February 2, 2005, the Board of Directors of the Fund approved a new Sub-Investment Management Agreement (the "Agreement") with respect to the Scudder Global Equity Portfolio between the Fund, MetLife Advisers and Oppenheimer Funds, Inc. ("Oppenheimer"). The Agreement is not subject to shareholder approval and will become effective May 1, 2005. The Investment Management Agreement between the Fund and MetLife Advisers relating to the Portfolio will remain in effect and fees payable there under to MetLife Advisers will not change.

   Under the Agreement, Oppenheimer will become the subadviser to the Portfolio, succeeding Deutsche Investment Management, and will become responsible for the day-to-day management of the Portfolio's investment operations under the oversight of MetLife Advisers. Accordingly, the name of the Portfolio will be changed to the "Oppenheimer Global Equity Portfolio" at the time the Agreement takes effect.

                                    MSF-323

METROPOLITAN SERIES FUND, INC.

 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Policyholders and Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of the BlackRock Money Market Portfolio (formerly known as State Street Research Money Market Portfolio), Lehman Brothers Aggregate Bond Index Portfolio, Salomon Brothers Strategic Bond Opportunities Portfolio, Salomon Brothers U.S. Government Portfolio, BlackRock Bond Income Portfolio (formerly known as State Street Research Bond Income Portfolio), MFS Total Return Portfolio, BlackRock Diversified Portfolio (formerly known as State Street Research Diversified Portfolio), Capital Guardian U.S. Equity Portfolio, Davis Venture Value Portfolio, FI Value Leaders Portfolio, Harris Oakmark Large Cap Value Portfolio, Jennison Growth Portfolio, Met/Putnam Voyager Portfolio, MetLife Stock Index Portfolio, MFS Investors Trust Portfolio, BlackRock Investment Trust Portfolio (formerly known as State Street Research Investment Trust Portfolio), BlackRock Legacy Large Cap Growth Portfolio (formerly known as State Street Research Large Cap Growth Portfolio), BlackRock Large Cap Value Portfolio (formerly known as State Street Research Large Cap Value Portfolio), T. Rowe Price Large Cap Growth Portfolio, Zenith Equity Portfolio, FI Mid Cap Opportunities Portfolio, Harris Oakmark Focused Value Portfolio, MetLife Mid Cap Stock Index Portfolio, Neuberger Berman Partners Mid Cap Value Portfolio, BlackRock Aggressive Growth Portfolio (formerly known as State Street Research Aggressive Growth Portfolio), Franklin Templeton Small Cap Growth Portfolio, Loomis Sayles Small Cap Portfolio, Russell 2000 Index Portfolio, BlackRock Strategic Value Portfolio (formerly known as State Street Research Aurora Portfolio), T. Rowe Small Cap Growth Portfolio, FI International Stock Portfolio, Morgan Stanley EAFE Index Portfolio, and Scudder Global Equity Portfolio (the "Portfolios") of Metropolitan Series Fund, Inc. (the "Fund") as of December 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the respective periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Portfolios constituting the Metropolitan Series Fund, Inc. as of December 31, 2004, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 14, 2005

                                    MSF-324

METROPOLITAN SERIES FUND, INC.

 SHAREHOLDER VOTE


At a Special Meeting of Shareholders of the Balanced Portfolio, FI Mid Cap Opportunities Portfolio, MFS Research Managers Portfolio and the Alger Equity Growth Portfolio held on April 30, 2004 the respective shareholders voted for the following proposals:

                                                                                              FOR      AGAINST   ABSTAIN
                                                                                           ---------- --------- ---------
1. To approve an Agreement and Plan of Reorganization for the sale of all of the assets of the Balanced Portfolio to, and the assumption of all of the liabilities of the Balanced Portfolio by the MFS Total Return Portfolio in exchange for shares of the MFS Total Return Portfolio and the distribution of such shares to the shareholders of the Balanced Portfolio in complete liquidation of the Balanced
   Portfolio.
   a.) Votes of all shareholders of the Balanced Portfolio totaled.                        10,247,526   374,248   504,686
   b.) Votes of certain Class A shareholders of the Balanced Portfolio who                  1,137,160    85,686    27,304
       transferred into Class E shares of the Total Return Portfolio.
   c.) Votes of Class E shareholders of the Balanced Portfolio, all of whom                 1,915,503    79,197   160,693
       transferred into Class B shares of the Total Return Portfolio.
2. To approve an Agreement and Plan of Reorganization for the sale of all of the            3,739,222   209,556   192,376
   assets of the FI Mid Cap Opportunities Portfolio to, and the assumption of all of the liabilities of the FI Mid Cap Opportunities Portfolio by, the Janus Mid Cap
   Portfolio in exchange for shares of the Janus Mid Cap Portfolio and the distribution of such shares to the shareholders of the FI Mid Opportunities Cap
   Portfolio in complete liquidation of the FI Mid Cap Opportunities Portfolio.
3. To approve an Agreement and Plan of Reorganization for the sale of all of the            4,008,323    61,602   229,494
   assets of the MFS Research Managers Portfolio to, and the assumption of all of the liabilities of the MFS Research Managers Portfolio by, the MFS Investors
   Trust Portfolio in exchange for shares of the MFS Investors Trust Portfolio and the distribution of such shares to the shareholders of the MFS Research
   Managers Portfolio in complete liquidation of the MFS Research Managers
   Portfolio.
4. To approve, with the respect to the Alger Equity Growth Portfolio, a new                28,037,773 1,297,010 1,182,936
   subadvisory agreement between MetLife Advisers and State Street Research &
   Management Company.

                                                                                             TOTAL
                                                                                           ----------
1. To approve an Agreement and Plan of Reorganization for the sale of all of the assets of the Balanced Portfolio to, and the assumption of all of the liabilities of the Balanced Portfolio by the MFS Total Return Portfolio in exchange for shares of the MFS Total Return Portfolio and the distribution of such shares to the shareholders of the Balanced Portfolio in complete liquidation of the Balanced
   Portfolio.
   a.) Votes of all shareholders of the Balanced Portfolio totaled.                         3,722,233
   b.) Votes of certain Class A shareholders of the Balanced Portfolio who                  1,250,150
       transferred into Class E shares of the Total Return Portfolio.
   c.) Votes of Class E shareholders of the Balanced Portfolio, all of whom                 2,155,394
       transferred into Class B shares of the Total Return Portfolio.
2. To approve an Agreement and Plan of Reorganization for the sale of all of the            4,141,154
   assets of the FI Mid Cap Opportunities Portfolio to, and the assumption of all of the liabilities of the FI Mid Cap Opportunities Portfolio by, the Janus Mid Cap
   Portfolio in exchange for shares of the Janus Mid Cap Portfolio and the distribution of such shares to the shareholders of the FI Mid Opportunities Cap
   Portfolio in complete liquidation of the FI Mid Cap Opportunities Portfolio.
3. To approve an Agreement and Plan of Reorganization for the sale of all of the            4,299,418
   assets of the MFS Research Managers Portfolio to, and the assumption of all of the liabilities of the MFS Research Managers Portfolio by, the MFS Investors
   Trust Portfolio in exchange for shares of the MFS Investors Trust Portfolio and the distribution of such shares to the shareholders of the MFS Research
   Managers Portfolio in complete liquidation of the MFS Research Managers
   Portfolio.
4. To approve, with the respect to the Alger Equity Growth Portfolio, a new                30,517,719
   subadvisory agreement between MetLife Advisers and State Street Research &
   Management Company.

                                    MSF-325

METROPOLITAN SERIES FUND, INC.

 DIRECTORS AND OFFICERS


The Board of Directors and the Fund's officers are listed below. Each Director is responsible for overseeing all 33 Portfolios of the Fund. There is no limit to the term a Director may serve.

The Fund's Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request, by calling toll free (800) 638-7732.

INTERESTED DIRECTORS/(1)/

Each Director below is an "interested person" (as defined by the 1940 Act) in that Mr. McHaffie is an employee of MetLife, and Mr. Typermass is a former employee of MetLife, which is an affiliate of MetLife Advisers, the investment adviser of the Fund.

                                  CURRENT
                                POSITION(S)        POSITION(S) PRINCIPAL OCCUPATIONS OVER PAST FIVE YEARS, INCLUDING OTHER
NAME AND ADDRESS      AGE        WITH FUND         HELD SINCE  DIRECTORSHIPS/(2)/
----------------      --- ------------------------ ----------  ------------------
Hugh C. McHaffie      45   Director, Chairman of      2003     Senior Vice President, MetLife, since 1999; Chair of the
Metropolitan Life         the Board, President and             Board of Managers, President and Chief Executive Officer,
Insurance Company         Chief Executive Officer              MetLife Advisers, since 2003; formerly, Senior Vice
501 Boylston Street                                            President, New England Zenith Fund ("Zenith Fund")**;
Boston, MA 02116                                               formerly, Vice President, Manufacturers Life North America.
Arthur G. Typermass   67          Director            1998     Formerly, Senior Vice-President and Treasurer, MetLife,
43 Chestnut Street                                             1997-1998.
Garden City, NY 11530

NON-INTERESTED DIRECTORS/(1)/

Each Director below is NOT an "interested person" (as defined by the 1940 Act).

                                 CURRENT
                               POSITION(S) POSITION(S) PRINCIPAL OCCUPATIONS OVER PAST FIVE YEARS, INCLUDING OTHER
NAME AND ADDRESS           AGE  WITH FUND  HELD SINCE  DIRECTORSHIPS/(2)/
----------------           --- ----------- ----------  ------------------
Steve A. Garban+           67   Director      1993     Formerly, Chief Financial Officer, Senior Vice President
226 Harris Drive                                       Finance and Operations and Treasurer (Emeritus), The
State College, PA 16801                                Pennsylvania State University.
Linda B. Strumpf           57   Director      2000     Vice President and Chief Investment Officer, Ford
Ford Foundation                                        Foundation.
320 E. 43rd Street
New York, NY 10017
Michael S. Scott Morton+   67   Director      1993     Jay W. Forrester Professor of Management (Emeritus) at
Massachusetts Institute of                             Sloan School of Management, MIT.
Technology ("MIT")
50 Memorial Drive
Cambridge, MA 02138
Toby Rosenblatt+           66   Director      2001     President, since 1999, and formerly, Vice President,
3409 Pacific Avenue                                    Founders Investments, Ltd.
San Francisco, CA 94118
H. Jesse Arnelle           71   Director      2001     Counsel, Womble Carlyle Sandrie & Rice; Director, Textron
400 Urbano Drive                                       Inc. (global multi-industry company)*; Director, Gannet Co.
San Francisco, CA 94127                                Inc. (diversified news and information company)*; formerly
                                                       Director, Eastman Chemical Company (global chemical
                                                       company)*; Director, Waste Management, Inc.*; Director,
                                                       Armstrong Holdings Inc. (parent company of floor and
                                                       ceiling products business)*; Director, FPL Group Inc.
                                                       (public utility holding company)*; Director, URS
                                                       Corporation (engineering design services firm)*.
Nancy Hawthorne            53   Director      2003     Director, Avid Technologies (computer software company)*;
60 Hyslop Road                                         Board of Advisors, L. Knife & Sons, Inc. (beverage
Brookline, MA 02445                                    distributor); Chief Executive Officer, Clerestory LLC
                                                       (corporate financial advisor); formerly, Trustee, Zenith
                                                       Fund**; formerly, Chief Executive Officer and Managing
                                                       Partner, Hawthorne, Krauss and Associates (corporate
                                                       financial advisor); formerly, Chief Financial Officer and
                                                       Executive Vice President, Continental Cablevision,
                                                       subsequently renamed MediaOne (cable television company);
                                                       formerly, Director, Life F/X, Inc.; formerly, Chairman of
                                                       the Board, WorldClinic (distance medicine company);
                                                       formerly, Director, Perini Corporation (construction)*;
                                                       formerly, Director, CGU (property and casualty insurance
                                                       company); formerly, Director, Beacon Power Corporation
                                                       (energy)*.

                                    MSF-326

METROPOLITAN SERIES FUND, INC.

                       CURRENT
                     POSITION(S) POSITION(S) PRINCIPAL OCCUPATIONS OVER PAST FIVE YEARS, INCLUDING OTHER
NAME AND ADDRESS AGE  WITH FUND  HELD SINCE  DIRECTORSHIPS/(2)/
---------------- --- ----------- ----------  ------------------
John T. Ludes    66   Director      2003     Formerly, Trustee, Zenith Fund**; formerly, Vice Chairman,
57 Water Street                              President and Chief Operating Officer, Fortune
Marion, MA 02738                             Brands/American Brands (global conglomerate); formerly,
                                             President and CEO, Acushnet Company (athletic equipment).

OFFICERS/(1)/

                                 CURRENT
                               POSITION(S) POSITION(S)
NAME AND ADDRESS           AGE  WITH FUND  HELD SINCE  PRINCIPAL OCCUPATIONS OVER PAST FIVE YEARS/(2)/
----------------           --- ----------- ----------  -----------------------------------------------
Leonard M. Bakal           60  Senior Vice    2004     Senior Vice President and Chief Compliance Officer, MetLife
Metropolitan Life               President              Advisers, since 2004; Vice President Compliance Director
Insurance Company               and Chief              and Money Laundering Compliance Officer, Metropolitan Life
One MetLife Plaza              Compliance              Insurance Company; Vice President and Compliance Director,
27-01 Queens Plaza North         Officer               MetLife Securities, Inc.
Long Island City, NY 11101
John F. Guthrie, Jr.       61  Senior Vice    2002     Manager and Senior Vice President, MetLife Advisers; Vice
MetLife Advisers, LLC           President              President, MetLife; formerly, Senior Vice President, Zenith
501 Boylston Street                                    Fund**.
Boston, MA 02116
Peter H. Duffy             49     Vice        2000     Senior Vice President, MetLife Advisers, since December
MetLife Advisers, LLC           President              1998; Vice President, MetLife; formerly, Vice President and
501 Boylston Street                and                 Treasurer, Zenith Fund**.
Boston, MA 02116                Treasurer
Thomas M. Lenz             46     Vice        2002     General Counsel and Secretary, MetLife Advisers, since
MetLife Advisers, LLC           President              1998; Assistant General Counsel, MetLife; formerly, Vice
501 Boylston Street                and                 President and Secretary, Zenith Fund**.
Boston, MA 02116                Secretary
Thomas C. McDevitt         49     Vice        2002     Formerly, Vice President, Zenith Fund**.
MetLife Advisers, LLC           President
501 Boylston Street
Boston, MA 02116
Daphne Thomas-Jones        49     Vice        2000     Vice President, since 2004, and formerly, Assistant Vice
Metropolitan Life               President              President and Director, MetLife.
Insurance Company
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101
Thomas E. Lenihan          50  Senior Vice    2004     Managing Director, Investments Department, MetLife.
Metropolitan Life               President
Insurance Company
10 Park Avenue
Morristown, NJ 07962

* Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
** Following its merger into the Fund on May 1, 2003, the Zenith Fund deregistered as an investment company with the SEC on January 29, 2004. (+)Serves as a trustee, director and/or officer of one or more of the following companies, each of which has a direct or indirect advisory relationship with MetLife Advisers or its affiliates: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (the "State Street Research Funds").
(1)Each Director of the Fund also serves as trustee of Metropolitan Series Fund II ("Met Series Fund II"), a registered investment company advised by MetLife Advisers. Each officer of the Fund serves in the same position with Met Series Fund II, which consists of one portfolio.
(2)Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, Zenith Fund, NELICO, New England Financial, New England Funds, L.P., or New England Securities Corporation ("NES") are omitted if not materially different.

                                    MSF-327

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission's website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2004 is available (i) without charge, upon request, by calling (800) 638-7732 and
(ii) on the Securities and Exchange Commission's website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q". These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

                                    MSF-328

[LOGO] MetLife/R/

                  METROPOLITAN SERIES FUND, INC. June 30, 2005
                  Semiannual Report

METROPOLITAN SERIES FUND, INC.

 TABLE OF CONTENTS


SEMIANNUAL REPORT--JUNE 30, 2005

           LETTER FROM THE PRESIDENT......................... MSF-3
           PORTFOLIO MANAGEMENT COMMENTARY
              MetLife Conservative Allocation Portfolio...... MSF-4
              MetLife Conservative to Moderate Allocation
                Portfolio.................................... MSF-5
              MetLife Moderate Allocation Portfolio.......... MSF-6
              MetLife Moderate to Aggressive Allocation
                Portfolio.................................... MSF-7
              MetLife Aggressive Allocation Portfolio........ MSF-8

              BlackRock Investment Trust Portfolio........... MSF-9
              BlackRock Large Cap Value Portfolio............ MSF-11
              BlackRock Legacy Large Cap Growth Portfolio.... MSF-12
              Capital Guardian U.S. Equity Portfolio......... MSF-15
              Davis Venture Value Portfolio.................. MSF-17
              FI Value Leaders Portfolio..................... MSF-19
              Harris Oakmark Large Cap Value Portfolio....... MSF-21
              Jennison Growth Portfolio...................... MSF-23
              MetLife Stock Index Portfolio.................. MSF-25
              MFS Investors Trust Portfolio.................. MSF-27
              T. Rowe Price Large Cap Growth Portfolio....... MSF-29
              Zenith Equity Portfolio........................ MSF-31

              BlackRock Aggressive Growth Portfolio.......... MSF-32
              FI Mid Cap Opportunities Portfolio............. MSF-34
              Harris Oakmark Focused Value Portfolio......... MSF-36
              MetLife Mid Cap Stock Index Portfolio.......... MSF-38
              Neuberger Berman Mid Cap Value Portfolio....... MSF-40

              BlackRock Strategic Value Portfolio............ MSF-42
              Franklin Templeton Small Cap Growth Portfolio.. MSF-44
              Loomis Sayles Small Cap Portfolio.............. MSF-46
              Russell 2000 Index Portfolio................... MSF-48
              T. Rowe Price Small Cap Growth Portfolio....... MSF-50

              FI International Stock Portfolio............... MSF-52
              Morgan Stanley EAFE Index Portfolio............ MSF-54
              Oppenheimer Global Equity Portfolio
                (formerly Scudder Global Equity Portfolio)... MSF-56

              BlackRock Diversified Portfolio................ MSF-58
              MFS Total Return Portfolio..................... MSF-60

              BlackRock Bond Income Portfolio................ MSF-62
              Lehman Brothers Aggregate Bond Index Portfolio. MSF-64
              Salomon Brothers Strategic Bond Opportunities
                Portfolio.................................... MSF-66
              Salomon Brothers U.S. Government Portfolio..... MSF-68

              BlackRock Money Market Portfolio............... MSF-70

           SHAREHOLDER EXPENSE EXAMPLE....................... MSF-71

           FINANCIAL STATEMENTS
              MetLife Conservative Allocation Portfolio...... MSF-76
              MetLife Conservative to Moderate Allocation
                Portfolio.................................... MSF-80
              MetLife Moderate Allocation Portfolio.......... MSF-84
              MetLife Moderate to Aggressive Allocation
                Portfolio.................................... MSF-88
              MetLife Aggressive Allocation Portfolio........ MSF-92

              BlackRock Investment Trust Portfolio........... MSF-96
              BlackRock Large Cap Value Portfolio............ MSF-103
              BlackRock Legacy Large Cap Growth Portfolio.... MSF-109
              Capital Guardian U.S. Equity Portfolio......... MSF-114
              Davis Venture Value Portfolio.................. MSF-120
              FI Value Leaders Portfolio..................... MSF-125
              Harris Oakmark Large Cap Value Portfolio....... MSF-132
              Jennison Growth Portfolio...................... MSF-137
              MetLife Stock Index Portfolio.................. MSF-142
              MFS Investors Trust Portfolio.................. MSF-153
              T. Rowe Price Large Cap Growth Portfolio....... MSF-158
              Zenith Equity Portfolio........................ MSF-163

              BlackRock Aggressive Growth Portfolio.......... MSF-167
              FI Mid Cap Opportunities Portfolio............. MSF-172
              Harris Oakmark Focused Value Portfolio......... MSF-178
              MetLife Mid Cap Stock Index Portfolio.......... MSF-183
              Neuberger Berman Mid Cap Value Portfolio....... MSF-193

              BlackRock Strategic Value Portfolio............ MSF-199
              Franklin Templeton Small Cap Growth Portfolio.. MSF-206
              Loomis Sayles Small Cap Portfolio.............. MSF-213
              Russell 2000 Index Portfolio................... MSF-221
              T. Rowe Price Small Cap Growth Portfolio....... MSF-244

              FI International Stock Portfolio............... MSF-252
              Morgan Stanley EAFE Index Portfolio............ MSF-259
              Oppenheimer Global Equity Portfolio
                (formerly Scudder Global Equity Portfolio)... MSF-272

              BlackRock Diversified Portfolio................ MSF-279
              MFS Total Return Portfolio..................... MSF-291

              BlackRock Bond Income Portfolio................ MSF-304
              Lehman Brothers Aggregate Bond Index Portfolio. MSF-315
              Salomon Brothers Strategic Bond Opportunities
                Portfolio.................................... MSF-329
              Salomon Brothers U.S. Government Portfolio..... MSF-342

              BlackRock Money Market Portfolio............... MSF-349

           NOTES TO SCHEDULE OF INVESTMENTS.................. MSF-353

           NOTES TO FINANCIAL STATEMENTS..................... MSF-355

           BOARD APPROVAL OF ADVISORY AGREEMENTS............. MSF-367

           BOARD APPROVAL OF SUBADVISORY AGREEMENTS.......... MSF-368

           SHAREHOLDER VOTES................................. MSF-369


             Not all Portfolios are available under every product.
Refer to your prospectus for information on the Portfolios that are available.

Morgan Stanley sponsors the MSCI EAFE(R) Index, Lehman Brothers sponsors the Lehman Brothers(R) Aggregate Bond Index, Standard & Poor's sponsors the S&P 500(R) Index and the S&P 400 MidCap Index, and Frank Russell Company sponsors the Russell 2000(R) Index (together referred to as the "index sponsors"). Direct investment in the indexes is not possible. The index sponsors do not sponsor, endorse, sell or promote any of the Metropolitan Series Fund, Inc's (the "Fund's") Portfolios (the "Portfolios") or make any representation regarding the advisability of investing in the Portfolios. The index sponsors have no responsibility for and do not participate in the management of the Portfolio assets or sale of the Portfolio shares. Each index and its associated service marks are the exclusive property of the respective index sponsors, and references thereto have been made with permission. The Metropolitan Series Fund, Inc. Statement of Additional Information contains a more detailed description of the limited relationship the index sponsors have with Metropolitan Life Insurance Company and the Fund.

 LETTER FROM THE PRESIDENT


August 2005

TO OUR POLICYHOLDERS/CONTRACT OWNERS:

We are pleased to provide you with the June 30, 2005 Semiannual Report for the Metropolitan Series Fund, Inc. The Report is designed to help you make informed decisions on how to allocate your money within your variable product.

Like world events and the economy, the capital markets are subject to volatility and the possibility of rapid change. We encourage you to work with your registered representative to develop an investment program to meet your long-term retirement, investment, and insurance needs.

You have the opportunity to join more than 100,000 policyholder and contract owners who are already taking advantage of our eDelivery service. When you register for eDelivery, fund reports, prospectuses and other informational documents are sent to you electronically via email. You can view and save your documents on-line, rather than receiving them in the mail. eDelivery is free, convenient, paperless and easy. See the inside front cover for information on how to sign up for eDelivery.

We look forward to serving your future investment needs.

Sincerely,

/s/ Hugh McHaffie
Hugh McHaffie
President, Metropolitan Series Fund, Inc.

                                     MSF-3

METROPOLITAN SERIES FUND, INC.

 METLIFE CONSERVATIVE ALLOCATION PORTFOLIO

MANAGED BY METLIFE ADVISERS, LLC
PORTFOLIO MANAGER COMMENTARY*

PORTFOLIO PERFORMANCE
The MetLife Conservative Allocation Portfolio commenced operations on May 2, 2005. For the two months ended June 30, 2005, the Class A shares of the Portfolio returned 2.3%. Considering that no single index or benchmark can accurately capture the multiple asset class design of the Portfolio, we have created a blended benchmark comprised of several indices for use in portfolio design and evaluation purposes. Specifically, the blended benchmark for the MetLife Conservative Allocation Portfolio consists of a 16% allocation to the Lehman Brothers 1 to 3 Year Government Bond Index/1/, a 64% allocation to the Lehman Brothers U.S. Universal Bond Index/2/, a 16% allocation to the Wilshire 5000 Index/3/, and a 4% allocation to the Morgan Stanley Capital International Europe Australasia and Far East (MSCI EAFE) Index/4/. During the two-month period ending June 30, 2005, the blended benchmark returned 2.1%.

PORTFOLIO REVIEW
The MetLife Conservative Allocation Portfolio is a "fund of funds" that invests in other portfolios of the Metropolitan Series Fund, Inc. and the Met Investors Series Trust. The Portfolio's initial target allocations were 20% in equity investments and 80% in fixed income investments. The MetLife Conservative Allocation Portfolio is considered the most conservative of the Fund's five Asset Allocation Portfolios.


                             PORTFOLIO COMPOSITION
                              AS OF JUNE 30, 2005


                                 TOP HOLDINGS

                                                                                                  % OF TOTAL
                                                                                                  NET ASSETS
                                                                                                  ----------
MET INVESTORS SERIES TRUST, PIMCO TOTAL RETURN PORTFOLIO (CLASS A)...............................   27.0%
METROPOLITAN SERIES FUND, INC., SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO (CLASS A)   18.0%
METROPOLITAN SERIES FUND, INC., BLACKROCK BOND INCOME PORTFOLIO (CLASS A)........................   16.0%
METROPOLITAN SERIES FUND, INC., SALOMON BROTHERS U.S. GOVERNMENT PORTFOLIO (CLASS A).............   12.0%
MET INVESTORS SERIES TRUST, LORD ABBETT BOND DEBENTURE PORTFOLIO (CLASS A).......................    6.0%
METROPOLITAN SERIES FUND, INC., T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO (CLASS A)...............    4.0%
METROPOLITAN SERIES FUND, INC., METLIFE STOCK INDEX PORTFOLIO (CLASS A)..........................    2.9%
METROPOLITAN SERIES FUND, INC., DAVIS VENTURE VALUE PORTFOLIO (CLASS A)..........................    2.0%
METROPOLITAN SERIES FUND, INC., FI INTERNATIONAL STOCK PORTFOLIO (CLASS A).......................    2.0%
MET INVESTORS SERIES TRUST, HARRIS OAKMARK INTERNATIONAL PORTFOLIO (CLASS A).....................    2.0%


* The views expressed above are those of the investment advisor firm as of June 30, 2005 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/The Lehman Brothers 1 to 3 Year Government Bond Index includes most obligations of the U.S Treasury, agencies and quasi-federal corporations having maturities between one to three years. The Index has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/2/The Lehman Brothers U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index. Municipal debt, private placements, and non-dollar denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets Index. Bonds and securities must be fixed rate, although they can carry a coupon that steps up or changes according to a predetermined schedule; must be dollar-denominated and including bonds with maturities up to ten years and long-term indices composed of bonds with maturities longer than ten years. All returns are market value weighted inclusive of accrued interest. Yield is defined as the yield to worst, the lesser of the yield to maturity and yield to call. Market values are expressed in millions of dollars. The Index does not include fees or expenses and is not available for direct investment.

/3/The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The Index is market capitalized weighted. Approximately 82% of the equity securities that the Index is comprised of are listed on the New York Stock Exchange, approximately 2% are listed on the American Stock Exchange and approximately 16% are over-the-counter securities (1995). The Index was created in 1974 and backdated to 1971, with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the "ex" dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

/4/The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. The Index does not include fees or expenses and is not available for direct investment.

                                     MSF-4

METROPOLITAN SERIES FUND, INC.

 METLIFE CONSERVATIVE TO MODERATE ALLOCATION PORTFOLIO

MANAGED BY METLIFE ADVISERS, LLC
PORTFOLIO MANAGER COMMENTARY*

PORTFOLIO PERFORMANCE
The MetLife Conservative to Moderate Allocation Portfolio commenced operations on May 2, 2005. For the two months ended June 30, 2005, the Class A shares of the Portfolio returned 2.8%. Considering that no single index or benchmark can accurately capture the multiple asset class design of the Portfolio, we have created a blended benchmark comprised of several indices for use in portfolio design and evaluation purposes. Specifically, the blended benchmark for the MetLife Conservative to Moderate Allocation Portfolio consists of a 12% allocation to the Lehman Brothers 1 to 3 Year Government Bond Index/1/, a 48% allocation to the Lehman Brothers U.S. Universal Bond Index/2/, a 32% allocation to the Wilshire 5000 Index/3/, and an 8% allocation to the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index/4/. During the two-month period ending June 30, 2005, the blended benchmark returned 2.6%.

PORTFOLIO REVIEW
The MetLife Conservative to Moderate Allocation Portfolio is a "fund of funds" that invests in other portfolios of the Metropolitan Series Fund, Inc. and the Met Investors Series Trust. The Portfolio's initial target allocations were 40% in equity investments and 60% in fixed income investments. The MetLife Conservative to Moderate Allocation Portfolio is considered the second most conservative of the Fund's five Asset Allocation Portfolios.

                   PORTFOLIO COMPOSITION AS OF JUNE 30, 2005


                                 TOP HOLDINGS

                                                                                                  % OF TOTAL
                                                                                                  NET ASSETS
                                                                                                  ----------
MET INVESTORS SERIES TRUST, PIMCO TOTAL RETURN PORTFOLIO (CLASS A)...............................   22.0%
METROPOLITAN SERIES FUND, INC., SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO (CLASS A)   15.0%
METROPOLITAN SERIES FUND, INC., BLACKROCK BOND INCOME PORTFOLIO (CLASS A)........................    8.0%
METROPOLITAN SERIES FUND, INC., SALOMON BROTHERS U.S. GOVERNMENT PORTFOLIO (CLASS A).............    7.0%
METROPOLITAN SERIES FUND, INC., T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO (CLASS A)...............    7.0%
METROPOLITAN SERIES FUND, INC., METLIFE STOCK INDEX PORTFOLIO (CLASS A)..........................    6.9%
MET INVESTORS SERIES TRUST, LORD ABBETT BOND DEBENTURE PORTFOLIO (CLASS A).......................    6.0%
METROPOLITAN SERIES FUND, INC., DAVIS VENTURE VALUE PORTFOLIO (CLASS A)..........................    4.0%
METROPOLITAN SERIES FUND, INC., FI INTERNATIONAL STOCK PORTFOLIO (CLASS A).......................    4.0%
MET INVESTORS SERIES TRUST, HARRIS OAKMARK INTERNATIONAL PORTFOLIO (CLASS A).....................    4.0%


* The views expressed above are those of the investment advisor firm as of June 30, 2005 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ The Lehman Brothers 1 to 3 Year Government Bond Index includes most obligations of the U.S Treasury, agencies and quasi-federal corporations having maturities between one to three years. The Index has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/2/ The Lehman Brothers U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index. Municipal debt, private placements, and non-dollar denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets Index. Bonds and securities must be fixed rate, although they can carry a coupon that steps up or changes according to a predetermined schedule; must be dollar-denominated and including bonds with maturities up to ten years and long-term indices composed of bonds with maturities longer than ten years. All returns are market value weighted inclusive of accrued interest. Yield is defined as the yield to worst, the lesser of the yield to maturity and yield to call. Market values are expressed in millions of dollars. The Index does not include fees or expenses and is not available for direct investment.

/3/ The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The Index is market capitalized weighted. Approximately 82% of the equity securities that the Index is comprised of are listed on the New York Stock Exchange, approximately 2% are listed on the American Stock Exchange and approximately 16% are over-the-counter securities (1995). The Index was created in 1974 and backdated to 1971, with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the "ex" dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

/4/ The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. The Index does not include fees or expenses and is not available for direct investment.

                                     MSF-5

METROPOLITAN SERIES FUND, INC.

 METLIFE MODERATE ALLOCATION PORTFOLIO

MANAGED BY METLIFE ADVISERS, LLC
PORTFOLIO MANAGER COMMENTARY*

PORTFOLIO PERFORMANCE
The MetLife Moderate Allocation Portfolio commenced operations on May 2, 2005. For the two months ended June 30, 2005, the Class A shares of the Portfolio returned 3.3%. Considering that no single index or benchmark can accurately capture the multiple asset class design of the Portfolio, we have created a blended benchmark comprised of several indices for use in portfolio design and evaluation purposes Specifically, the blended benchmark for the MetLife Moderate Allocation Portfolio consists of an 8% allocation to the Lehman Brothers 1 to 3 Year Government Bond Index/1/, a 32% allocation to the Lehman Brothers U.S. Universal Bond Index/2/, a 48% allocation to the Wilshire 5000 Index/3/, and a 12% allocation to the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index/4/. During the two-month period ending June 30, 2005, the blended benchmark returned 3.1%.

PORTFOLIO REVIEW
The MetLife Moderate Allocation Portfolio is a "fund of funds" that invests in other portfolios of the Metropolitan Series Fund, Inc. and the Met Investors Series Trust. The Portfolio's initial target allocations were 60% in equity investments and 40% in fixed income investments. The MetLife Moderate Allocation Portfolio is considered the "middle" of the Fund's five Asset Allocation Portfolios as measured by its potential risk.


                   PORTFOLIO COMPOSITION AS OF JUNE 30, 2005


                                 TOP HOLDINGS

                                                                                                  % OF TOTAL
                                                                                                  NET ASSETS
                                                                                                  ----------
MET INVESTORS SERIES TRUST, PIMCO TOTAL RETURN PORTFOLIO (CLASS A)...............................   18.0%
METROPOLITAN SERIES FUND, INC., SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO (CLASS A)   12.0%
METROPOLITAN SERIES FUND, INC., T.ROWE PRICE LARGE CAP GROWTH PORTFOLIO (CLASS A)................   11.0%
METROPOLITAN SERIES FUND, INC., METLIFE STOCK INDEX PORTFOLIO (CLASS A)..........................   10.9%
MET INVESTORS SERIES TRUST, HARRIS OAKMARK INTERNATIONAL PORTFOLIO (CLASS A).....................    6.9%
METROPOLITAN SERIES FUND, INC., FI INTERNATIONAL STOCK PORTFOLIO (CLASS A).......................    6.0%
METROPOLITAN SERIES FUND, INC., DAVIS VENTURE VALUE PORTFOLIO (CLASS A)..........................    5.0%
METROPOLITAN SERIES FUND, INC., HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO (CLASS A)...............    5.0%
METROPOLITAN SERIES FUND, INC., NEUBERGER BERMAN MID CAP VALUE PORTFOLIO (CLASS A)...............    4.1%
MET INVESTORS SERIES TRUST, LORD ABBETT BOND DEBENTURE PORTFOLIO (CLASS A).......................    4.0%


* The views expressed above are those of the investment advisor firm as of June 30, 2005 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/The Lehman Brothers 1 to 3 Year Government Bond Index includes most obligations of the U.S Treasury, agencies and quasi-federal corporations having maturities between one to three years. The Index has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/2/The Lehman Brothers U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index. Municipal debt, private placements, and non-dollar denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets Index. Bonds and securities must be fixed rate, although they can carry a coupon that steps up or changes according to a predetermined schedule, must be dollar-denominated and including bonds with maturities up to ten years and long-term indices composed of bonds with maturities longer than ten years. All returns are market value weighted inclusive of accrued interest. Yield is defined as the yield to worst, the lesser of the yield to maturity and yield to call. Market values are expressed in millions of dollars. The Index does not include fees or expenses and is not available for direct investment.

/3/The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The Index is market capitalized weighted. Approximately 82% of the equity securities that the Index is comprised of are listed on the New York Stock Exchange, approximately 2% are listed on the American Stock Exchange and approximately 16% are over-the-counter securities (1995). The Index was created in 1974 and backdated to 1971, with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the "ex" dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

/4/The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. The Index does not include fees or expenses and is not available for direct investment.

                                     MSF-6

METROPOLITAN SERIES FUND, INC.

 METLIFE MODERATE TO AGGRESSIVE ALLOCATION PORTFOLIO

MANAGED BY METLIFE ADVISERS, LLC
PORTFOLIO MANAGER COMMENTARY*

PORTFOLIO PERFORMANCE
The MetLife Moderate to Aggressive Allocation Portfolio commenced operations on May 2, 2005. For the two months ended June 30, 2005, the Class A shares of the Portfolio returned 3.8%. Considering that no single index or benchmark can accurately capture the multiple asset class design of the Portfolio, we have created a blended benchmark comprised of several indices for use in portfolio design and evaluation purposes. Specifically, the blended benchmark for the MetLife Moderate to Aggressive Allocation Portfolio consists of a 4% allocation to the Lehman Brothers 1 to 3 Year Government Bond Index/1/, a 16% allocation to the Lehman Brothers U.S. Universal Bond Index/2/, a 64% allocation to the Wilshire 5000 Index/3/, and a 16% allocation to the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index/4/. During the two-month period ending June 30, 2005, the blended benchmark returned 3.3%.

PORTFOLIO REVIEW
The MetLife Moderate to Aggressive Allocation Portfolio is a "fund of funds" that invests in other portfolios of the Metropolitan Series Fund, Inc. and the Met Investors Series Trust. The Portfolio's initial target allocations were 80% in equity investments and 20% in fixed income investments. The MetLife Moderate to Aggressive Allocation Portfolio is considered the second most aggressive of the Fund's five Asset Allocation Portfolios.


                   PORTFOLIO COMPOSITION AS OF JUNE 30, 2005


                                 TOP HOLDINGS

                                                                                                  % OF TOTAL
                                                                                                  NET ASSETS
                                                                                                  ----------
METROPOLITAN SERIES FUND, INC., METLIFE STOCK INDEX PORTFOLIO (CLASS A)..........................   14.9%
METROPOLITAN SERIES FUND, INC., T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO (CLASS A)...............   13.9%
MET INVESTORS SERIES TRUST, PIMCO TOTAL RETURN PORTFOLIO (CLASS A)...............................    9.0%
MET INVESTORS SERIES TRUST, HARRIS OAKMARK INTERNATIONAL PORTFOLIO (CLASS A).....................    9.0%
METROPOLITAN SERIES FUND, INC., FI INTERNATIONAL STOCK PORTFOLIO (CLASS A).......................    8.0%
METROPOLITAN SERIES FUND, INC., HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO (CLASS A)...............    6.9%
METROPOLITAN SERIES FUND, INC., NEUBERGER BERMAN MID CAP VALUE PORTFOLIO (CLASS A)...............    6.1%
METROPOLITAN SERIES FUND, INC., DAVIS VENTURE VALUE PORTFOLIO (CLASS A)..........................    6.0%
METROPOLITAN SERIES FUND, INC., SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO (CLASS A)    5.0%
MET INVESTORS SERIES TRUST, MET/AIM MID CAP EQUITY PORTFOLIO (CLASS A)...........................    5.0%


* The views expressed above are those of the investment advisor firm as of June 30, 2005 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ The Lehman Brothers 1 to 3 Year Government Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations having maturities between one to three years. The Index has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/2/ The Lehman Brothers U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index. Municipal debt, private placements, and non-dollar denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets Index. Bonds and securities must be fixed rate, although they can carry a coupon that steps up or changes according to a predetermined schedule, must be dollar-denominated and including bonds with maturities up to ten years and long-term indices composed of bonds with maturities longer than ten years. All returns are market value weighted inclusive of accrued interest. Yield is defined as the yield to worst, the lesser of the yield to maturity and yield to call. Market values are expressed in millions of dollars. The Index does not include fees or expenses and is not available for direct investment.

/3/ The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The Index is market capitalized weighted. Approximately 82% of the equity securities that the Index is comprised of are listed on the New York Stock Exchange, approximately 2% are listed on the American Stock Exchange and approximately 16% are over-the-counter securities (1995). The Index was created in 1974 and backdated to 1971, with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the "ex" dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

/4/ The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. The Index does not include fees or expenses and is not available for direct investment.

                                     MSF-7

METROPOLITAN SERIES FUND, INC.

 METLIFE AGGRESSIVE ALLOCATION PORTFOLIO

MANAGED BY METLIFE ADVISERS, LLC
PORTFOLIO MANAGER COMMENTARY*

PORTFOLIO PERFORMANCE
The MetLife Aggressive Allocation Portfolio commenced operations on May 2, 2005. For the two months ended June 30, 2005, the Class A shares of the Portfolio returned 4.2%. Considering that no single index or benchmark can accurately capture the multiple asset class design of the Portfolio, we have created a blended benchmark comprised of two indices for use in portfolio design and for evaluation purposes. Specifically, the blended benchmark for the MetLife Aggressive Allocation Portfolio consists of an 80% allocation to the Wilshire 5000 Index/1 /and a 20% allocation to the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index/2/. During the two-month period ending June 30, 2005, the blended benchmark returned 3.6%.

PORTFOLIO REVIEW
The MetLife Aggressive Allocation Portfolio is a "fund of funds" that invests in other portfolios of the Metropolitan Series Fund, Inc. and the Met Investors Series Trust. The Portfolio's initial target allocations were 100% in equity investments and 0% in fixed income investments, although we expect that there may be some cash held by the equity Portfolios. The MetLife Aggressive Allocation Portfolio is considered the most aggressive of the Fund's five Asset Allocation Portfolios.

                   PORTFOLIO COMPOSITION AS OF JUNE 30, 2005


                                 TOP HOLDINGS

                                                                                   % OF TOTAL
                                                                                   NET ASSETS
                                                                                   ----------
METROPOLITAN SERIES FUND, INC., T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO (CLASS A)   16.9%
METROPOLITAN SERIES FUND, INC., METLIFE STOCK INDEX PORTFOLIO (CLASS A)...........   16.8%
METROPOLITAN SERIES FUND, INC., FI INTERNATIONAL STOCK PORTFOLIO (CLASS A)........    9.9%
MET INVESTORS SERIES TRUST, HARRIS OAKMARK INTERNATIONAL PORTFOLIO (CLASS A)......    9.9%
METROPOLITAN SERIES FUND, INC., NEUBERGER BERMAN MID CAP VALUE PORTFOLIO (CLASS A)    8.1%
METROPOLITAN SERIES FUND, INC., DAVIS VENTURE VALUE PORTFOLIO (CLASS A)...........    8.0%
METROPOLITAN SERIES FUND, INC., HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO (CLASS A)    7.9%
MET INVESTORS SERIES TRUST, MET /AIM MID CAP EQUITY PORTFOLIO (CLASS A)...........    6.0%
METROPOLITAN SERIES FUND, INC., RUSSELL 2000 INDEX PORTFOLIO (CLASS A)............    5.1%
METROPOLITAN SERIES FUND, INC., BLACKROCK STRATEGIC VALUE PORTFOLIO (CLASS A).....    3.1%


* The views expressed above are those of the investment advisor firm as of June 30, 2005 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The Index is market capitalized weighted. Approximately 82% of the equity securities that the Index is comprised of are listed on the New York Stock Exchange, approximately 2% are listed on the American Stock Exchange and approximately 16% are over-the-counter securities (1995). The Index was created in 1974 and backdated to 1971, with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the "ex" dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

/2/ The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. The Index does not include fees or expenses and is not available for direct investment.

                                     MSF-8

METROPOLITAN SERIES FUND, INC.

 BLACKROCK INVESTMENT TRUST PORTFOLIO

MANAGED BY BLACKROCK ADVISORS, INC.
PORTFOLIO MANAGER COMMENTARY*


On January 31, 2005, BlackRock Advisors, Inc. ("BlackRock") succeeded State Street Research & Management Company ("State Street Research") as subadviser to the Portfolio, and the Portfolio's name was changed from State Street Research Investment Trust Portfolio to BlackRock Investment Trust Portfolio. This commentary was prepared by BlackRock.

PORTFOLIO PERFORMANCE
For the six months ended June 30, 2005, the Class A shares of the BlackRock Investment Trust Portfolio returned -0.6%, compared to its benchmark, the Standard & Poor's 500 Index/1/, which returned -0.8%. The average return of its peer group, the Lipper Variable Insurance Products Large-Cap Core Funds Universe/2/, was -0.8% over the same period.

PORTFOLIO REVIEW
With investors focused on concerns of a possible economic "soft patch", the flattening yield curve, and the level of energy prices, the stock market declined steadily through the first four months of the year. By May, those fears seemed to have been put aside as the market rebounded in the last two months of the second quarter. This mid-year rally was not quite strong enough to fully recover the earlier losses and the S&P 500 was down 81 basis points year-to-date as June came to a close. The Energy and Utilities sectors were the strongest performing sectors on an absolute basis. The dominance of large cap value stocks over large cap growth stocks had reached the five-year mark at the end of the first quarter this year. Although large cap growth stocks showed some strength during the second quarter, large cap value stocks, as measured by the Russell 1000 Value Index/3/ return of 1.8%, remained ahead of large cap growth stocks, as measured by the Russell 1000 Growth Index/4/ return of -1.7%, by 3.5% so far this year. The performance of large cap stocks (as measured by the 0.1% return of the Russell 1000 Index/5/) outpaced small cap stocks (as measured by the -1.3% return of the Russell 2000 Index/6/) by 1.4% over this same period.

With the completion of the BlackRock/State Street Research merger at the end of January, the Investment Trust portfolio was transitioned to the quantitative investment process at BlackRock. The management team uses quantitative techniques to analyze a universe of approximately 800 companies, including those in the S&P 500 Index and about 300 other large and medium capitalization companies. Using a multifactor model, the management team identifies stocks with rising earnings expectations that sell at low relative valuations when compared to their sector peers. Based on this information, and using sophisticated risk measurement tools, the management team selects stocks, together with their appropriate weightings, that it believes will maximize the Portfolio's return per unit of risk. The Portfolio seeks to maintain the market capitalization, sector allocations, and style characteristics of the S&P 500 Index. The BlackRock core quantitative model was solidly predictive for the period, with strength coming from both the valuation and earnings expectation components of the model.

Analyzing the sector-relative returns, excess return for the period was widespread, coming from more than half of our sectors. The strongest performing sectors were Consumer Cyclicals, Financials, Basic Materials, and Energy. Within these sectors, specific names which added to out performance included PULTE HOMES, NORDSTROM, PRUDENTIAL FINANCIAL, CONSOL ENERGY, NEWFIELD EXPLORATION, and CONCOPHILLIPS. All of these names were highly ranked holdings (by the quantitative model) in the Portfolio during the quarter. The weakest performing sectors were Technology and Consumer Services. The Portfolio was hurt by overweight positions in INTERNATIONAL BUSINESS MACHINES (IBM) and WALT DISNEY. IBM fell 16% in April although it rallied off its intra-quarter lows toward the end of June.


* The views expressed above are those of the subinvestment advisor firm as of June 30, 2005 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ The Standard & Poor's (S&P) 500(R) Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/2/ Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

/3 /The Russell 1000(R) Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher divided yields and lower forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/4/ The Russell 1000(R) Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/5/ The Russell 1000(R) Index is an unmanaged measure of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the investable U.S. equity market. The Index had a total market capitalization range of $1.8 billion to $387 billion with an average market capitalization of approximately $13 billion. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/6/ The Russell 2000(R) Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000 Index. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

                                     MSF-9

METROPOLITAN SERIES FUND, INC.

 BLACKROCK INVESTMENT TRUST PORTFOLIO



              A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX

                                    [CHART]

               BlackRock Investment
             Trust Portfolio Class A           S&P 500 Index
             -----------------------           -------------
   Jun-95           $10,000                      $10,000
   Jun-96            12,429                       12,598
   Jun-97            16,345                       16,967
   Jun-98            21,040                       22,082
   Jun-99            24,967                       27,108
   Jun-00            27,948                       29,075
   Jun-01            22,503                       24,766
   Jun-02            17,285                       20,314
   Jun-03            17,390                       20,364
   Jun-04            20,685                       24,253
   Jun-05            22,094                       25,786


--------------------------------------------------------------------------------
                  AVERAGE ANNUAL RETURNS AS OF JUNE 30, 2005
--------------------------------------------------------------------------------

                                BLACKROCK INVESTMENT TRUST PORTFOLIO S&P 500
                                CLASS A      CLASS B     CLASS E      INDEX
                6 Months         -0.6%        -0.7%       -0.7%       -0.8%
                1 Year            6.8          6.6         6.6         6.3
                5 Years          -4.6          N/A         N/A        -2.4
                10 Years          8.3          N/A         N/A         9.9
                Since Inception    --         -1.7        -1.6          --

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 5/16/83, 5/01/01, 5/01/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                             PORTFOLIO COMPOSITION
                              AS OF JUNE 30, 2005


                                 TOP HOLDINGS

                                                      % OF TOTAL
                                                      NET ASSETS
                                                      ----------
                GENERAL ELECTRIC CO..................    3.7%
                MICROSOFT CORP.......................    3.1%
                PFIZER, INC..........................    2.7%
                INTEL CORP...........................    2.7%
                EXXON MOBIL CORP.....................    2.6%
                BANK OF AMERICA CORP.................    2.4%
                CISCO SYSTEMS, INC...................    2.1%
                CITIGROUP, INC.......................    1.9%
                INTERNATIONAL BUSINESS MACHINES CORP.    1.7%
                CONOCOPHILLIPS.......................    1.7%


                                  TOP SECTORS

                                              % OF EQUITY
                                              MARKET VALUE
                                              ------------
                     FINANCIALS..............    20.0%
                     INFORMATION TECHNOLOGY..    17.2%
                     HEALTH CARE.............    13.3%
                     ENERGY..................     8.6%
                     CONSUMER (CYCLICALS)....     7.9%
                     CONSUMER (NON-CYCLICALS)     7.9%
                     INDUSTRIALS.............     6.4%
                     CONSUMER SERVICES.......     5.3%
                     UTILITY.................     3.6%
                     TRANSPORT...............     1.5%


                                    MSF-10

METROPOLITAN SERIES FUND, INC.

 BLACKROCK LARGE CAP VALUE PORTFOLIO

MANAGED BY BLACKROCK ADVISORS, INC.
PORTFOLIO MANAGER COMMENTARY*


On January 31, 2005, BlackRock Advisors, Inc. ("BlackRock") succeeded State Street Research & Management Company ("State Street Research") as subadviser to the Portfolio, and the Portfolio's name was changed from State Street Research Large Cap Value Portfolio to BlackRock Large Cap Value Portfolio. This commentary was prepared by BlackRock.

PORTFOLIO PERFORMANCE
For the six months ended June 30, 2005, the Class A shares of the BlackRock Large Cap Value Portfolio returned 0.8%, compared to its benchmark, the Russell 1000 Value Index/1/, which returned 1.8%. The average return of its peer group, the Lipper Variable Insurance Products Large-Cap Value Funds Universe/2/, was -0.3% over the same period.

PORTFOLIO REVIEW
With investors focused on concerns of a possible economic "soft patch", the flattening yield curve, and the level of energy prices, the stock market declined steadily through the first four months of the year. By May, those fears seemed to have been put aside as the market rebounded in the last two months of the second quarter. This mid-year rally was not quite strong enough to fully recover the earlier losses and the S&P 500 was down 81 basis points year-to-date as June came to a close. The Energy and Utilities sectors were the strongest performing sectors on an absolute basis. The dominance of large cap value stocks over large cap growth stocks had reached the five-year mark at the end of the first quarter this year. Although large cap growth stocks showed some strength during the second quarter, large cap value stocks, as measured by the Russell 1000 Value Index return of 1.8%, remained ahead of large cap growth stocks, as measured by the Russell 1000 Growth Index/3/ return of -1.7% by 3.5% so far this year. The performance of Large Cap stocks (as measured by the 0.1% return of the Russell 1000 Index/4/) outpaced small cap stocks (as measured by the -1.3% return of the Russell 2000 Index/5/) by 1.4% over this same period.

With the completion of the BlackRock / State Street Research merger at the end of January, the Portfolio was transitioned to the quantitative investment process at BlackRock. The management team uses quantitative techniques to analyze a universe of approximately 800 companies. The management team uses a multi-factor model, which identifies the key factors that drive the performance of value stocks. Using this multi-factor model, the management team identifies stocks with low relative valuations and improving earnings expectations when compared to their sector peers. Based on this information, and using sophisticated risk measurement tools, the management team selects stocks, together with their appropriate weightings, that it believes will maximize the Portfolio's return per unit of risk. The Portfolio seeks to maintain the market capitalization, sector allocations, and style characteristics similar to those of the Russell 1000 Value Index. The BlackRock quantitative value model was essentially flat for the period, but showed some strength in certain sectors. Valuation factors as a group were modestly predictive while earnings expectation factors were not predictive as a group.

On a sector-relative basis, Consumer Cyclicals and Basic Materials were the strongest performing sectors for the period. Within these groups, positions in NEIMAN MARCUS GROUP, FEDERATED DEPARTMENT STORES, and CONSOL ENERGY helped performance. Industrials, Financials, and Health Care were the weakest performing sectors. Overweight positions in TYCO, U.S. BANCORP, AMERICAN INTERNATIONAL GROUP, PFIZER, and an underweight position in CIGNA hurt performance. The Portfolio was also hurt by the June 30th news of BANK OF AMERICA's proposed acquisition of MBNA. BANK OF AMERICA, a highly ranked holding, fell on the news, whereas MBNA, a low-ranked index name not held in the Portfolio, rose.

* The views expressed above are those of the subinvestment advisor firm as of June 30, 2005 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1 /The Russell 1000(R) Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher divided yields and lower forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/2/ Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

/3/ The Russell 1000(R) Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/4/ The Russell 1000(R) Index is an unmanaged measure of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the investable U.S. equity market. The Index had a total market capitalization range of $1.8 billion to $387 billion with an average market capitalization of approximately $13 billion. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/5/ The Russell 2000(R) Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000 Index. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

                                    MSF-11

METROPOLITAN SERIES FUND, INC.

 BLACKROCK LARGE CAP VALUE PORTFOLIO



         A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 VALUE INDEX

                                    [CHART]

                   BlackRock Large Cap        Russell 1000
                  Value Portfolio Class A     Value Index
                   ----------------------     -----------
    May-02              $10,000                 $10,000
    Jun-02                9,230                   9,473
    Jun-03                9,168                   9,376
    Jun-04               11,370                  11,358
    Jun-05               12,420                  12,954

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL RETURNS AS OF JUNE 30, 2005
--------------------------------------------------------------------------------

                              BLACKROCK LARGE CAP VALUE PORTFOLIO RUSSELL 1000
                              CLASS A     CLASS B     CLASS E     VALUE INDEX
              6 Months          0.8%        0.6%        0.6%           1.8%
              1 Year            9.2         8.9         9.0           14.1
              Since Inception   7.1        14.4         6.9            8.5

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 5/1/02, 7/30/02 and 5/1/02 respectively. Index since inception return is based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                   PORTFOLIO COMPOSITION AS OF JUNE 30, 2005


                                 TOP HOLDINGS

                                               % OF TOTAL
                                               NET ASSETS
                                               ----------
                      EXXON MOBIL CORP........    4.9%
                      BANK OF AMERICA CORP....    4.4%
                      CITIGROUP, INC..........    3.8%
                      PFIZER, INC.............    3.6%
                      CONOCOPHILLIPS..........    2.4%
                      WACHOVIA CORP...........    2.3%
                      VERIZON COMMUNICATIONS..    2.0%
                      GENERAL ELECTRIC CO.....    1.9%
                      PPL CORP................    1.9%
                      SBC COMMUNICATIONS, INC.    1.7%


                                  TOP SECTORS

                                              % OF EQUITY
                                              MARKET VALUE
                                              ------------
                     FINANCIALS..............    35.4%
                     ENERGY..................    13.7%
                     HEALTH CARE.............     7.5%
                     UTILITY.................     7.3%
                     TECHNOLOGY..............     5.8%
                     TELECOMMUNICATION.......     5.8%
                     CONSUMER SERVICES.......     5.6%
                     CONSUMER (NON-CYCLICALS)     5.3%
                     CONSUMER (CYCLICALS)....     4.5%
                     BASIC MATERIALS.........     4.4%



                                    MSF-12

METROPOLITAN SERIES FUND, INC.

 BLACKROCK LEGACY LARGE CAP GROWTH PORTFOLIO

MANAGED BY BLACKROCK ADVISORS, INC.
PORTFOLIO MANAGER COMMENTARY*


On January 31, 2005, BlackRock Advisors, Inc. ("BlackRock") succeeded State Street Research & Management Company ("State Street Research") as subadviser to the Portfolio, and the Portfolio's name was changed from State Street Research Large Cap Growth Portfolio to BlackRock Legacy Large Cap Growth Portfolio. This commentary was prepared by BlackRock.

PORTFOLIO PERFORMANCE
For the six months ended June 30, 2005, the Class A shares of the BlackRock Legacy Large Cap Growth Portfolio returned -2.0%, compared to its benchmark, the Russell 1000 Growth Index/1/, which returned -1.7%. The average return of its peer group, the Lipper Variable Insurance Products Large-Cap Growth Funds Universe/2/, was -1.4% over the same period.

PORTFOLIO REVIEW
Equities ended the second quarter modestly positive, but the equity markets have been choppy over the last six months, resulting in relatively flat returns for the year-to-date period. Investors continued to exhibit caution, as worries over oil prices, interest rates, and economic growth remained in the spotlight.

In this environment, the BlackRock Legacy Large Cap Growth Portfolio modestly underperformed its benchmark, the Russell 1000 Growth Index for the six-month period. The Portfolio benefited from stock selection across several sectors, including Information Technology, Energy, and Financials. This relative strength was offset by weaker selection in Consumer Discretionary, Consumer Staples, and Industrials. Additionally, our overweight to the very strong Energy sector aided returns, while an overweight to the weak Consumer Discretionary sector and an underweight to the relatively strong Consumer Staples sector somewhat dampened return comparisons. Although absolute returns in the Financials sector were flat, the Portfolio's stock selection in that sector proved to be the single largest contributor to relative returns in the Portfolio as our holdings tended to outperform those in the benchmark. Our position in CHICAGO MERCANTILE EXCHANGE boosted Portfolio returns. We believe the futures exchange operator has capitalized on demand for futures and derivatives contract trading as the use of risk management techniques increased among investors. Additionally, the Portfolio did not hold FANNIE MAE during the period. Shares of the mortgage giant declined during the period as concerns over the firm's accounting practices continued to draw attention.

Energy proved to be the best performing sector in the benchmark during the period. Strong relative gains in the Portfolio were the result of good stock selection and our overweight to the sector. Despite patches of weakness in March and April, energy related commodity prices remained elevated over the six-month period, with crude oil prices finishing the second quarter just below $57 per barrel. Oil and gas producers EOG RESOURCES and NEWFIELD EXPLORATION both posted double-digit gains. Coal producer CONSOL ENERGY also made a meaningful contribution to returns, as demand for coal has remained strong.

Weakness among select names in both Consumer Discretionary and Industrials negatively impacted returns. The major source of underperformance in the Consumer Discretionary sector was audio equipment maker HARMAN INTERNATIONAL. Competitive threats in the car navigation, audio, and information systems market put downward pressure on the stock price. Conglomerate TYCO INTERNATIONAL was the primary detractor from Industrials returns. Tyco's business has been negatively impacted by the increasing pressure of higher commodity costs.

* The views expressed above are those of the subinvestment advisor firm as of June 30, 2005 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ The Russell 1000(R) Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/2/ Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

                                    MSF-13

METROPOLITAN SERIES FUND, INC.

 BLACKROCK LEGACY LARGE CAP GROWTH PORTFOLIO



        A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 GROWTH INDEX

                                    [CHART]

                BlackRock Legacy
                Large Cap Growth         Russell 1000
               Portfolio Class A         Growth Index
               ------------------        ------------
   Jun-95           $10,000                 $10,000
   Jun-96            14,870                  13,718
   Jun-97            16,830                  16,889
   Jun-98            21,143                  22,039
   Jun-99            31,246                  30,569
   Jun-00            41,905                  40,705
   Jun-01            36,172                  31,578
   Jun-02            31,827                  25,128
   Jun-03            21,271                  18,122
   Jun-04            28,748                  23,513
   Jun-05            31,281                  24,994


--------------------------------------------------------------------------------
                  AVERAGE ANNUAL RETURNS AS OF JUNE 30, 2005
--------------------------------------------------------------------------------

                              BLACKROCK LEGACY LARGE CAP GROWTH PORTFOLIO RUSSELL 1000
                              CLASS A        CLASS B        CLASS E       GROWTH INDEX
              6 Months         -2.0%          -2.1%          -2.1%            -1.7%
              1 Year            4.8            4.5            4.7              1.7
              5 Years          -6.9            N/A            N/A            -10.4
              10 Years          8.8            N/A            N/A              7.4
              Since Inception    --           10.5           -4.1               --

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 10/31/94, 7/30/02 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                   PORTFOLIO COMPOSITION AS OF JUNE 30, 2005


                                 TOP HOLDINGS

                                               % OF TOTAL
                                               NET ASSETS
                                               ----------
                      MICROSOFT CORP..........    4.1%
                      JOHNSON & JOHNSON.......    3.6%
                      GENERAL ELECTRIC CO.....    3.6%
                      YAHOO!, INC.............    3.2%
                      UNITEDHEALTH GROUP, INC.    3.1%
                      INTEL CORP..............    3.1%
                      AMERICAN EXPRESS CORP...    2.5%
                      THE PROCTER & GAMBLE CO.    2.5%
                      EOG RESOURCES, INC......    2.4%
                      ST. JUDE MEDICAL, INC...    2.3%


                                  TOP SECTORS

                                             % OF EQUITY
                                             MARKET VALUE
                                             ------------
                      INFORMATION TECHNOLOGY    25.5%
                      HEALTH CARE...........    24.0%
                      CONSUMER DISCRETIONARY    16.7%
                      CONSUMER STAPLES......     8.5%
                      FINANCIALS............     7.7%
                      INDUSTRIALS...........     7.1%
                      ENERGY................     7.0%
                      MATERIALS.............     0.9%
                      TELECOMMUNICATIONS....     0.8%
                      CASH/OTHER............     1.8%


                                    MSF-14

METROPOLITAN SERIES FUND, INC.

 CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO

MANAGED BY CAPITAL GUARDIAN TRUST COMPANY
PORTFOLIO MANAGER COMMENTARY*


PORTFOLIO PERFORMANCE
For the six months ended June 30, 2005, the Class A shares of the Capital Guardian U.S. Equity Portfolio returned -1.9%, compared to its benchmark, the Standard & Poor's 500 Index/1/, which returned -0.8%. The average return of its peer group, the Lipper Variable Insurance Products Multi-Cap Core Funds Universe/2/, was -0.6% over the same period.

PORTFOLIO REVIEW
Stocks bounced back from larger losses earlier in the year to end the six-month period down slightly less than 1%. As expected, the Federal Reserve raised the federal funds rate from 2.25% to 3.25% during the period. While the Fed maintained its language about proceeding at a "measured" pace, it also acknowledged rising consumer and producer prices and implied that future rate hikes could be more aggressive.

Stocks were supported by the ongoing bond rally as U.S. financial markets moved beyond the economic "soft patch" and into the "conundrum," with long-term bond yields declining despite rising short-term interest rates. Strong gains came from the Utilities sector, where debt reduction, capital improvements, mergers & acquisition (M&A) activity, and increasing demand for power have helped earnings, and healthy dividend yields have attracted investors. Financials also had solid returns; while many of the big banks had trading losses, M&A activity remained strong. The ongoing real estate boom and a stable mortgage market supported other parts of the Financial sector. Pharmaceutical and Biotechnology stocks also had good results, thanks to solid earnings growth and positive news about several drugs. Stocks in the Materials sector fell as investors fretted about economic growth, prices for some metals and other raw materials declined (albeit from high levels), and bulk shipping rates dropped sharply. Share prices also fell in the Telecommunications, Information Technology, Financials, and Consumer Discretionary sectors. In the Telecom area, investors appeared to question the value of recent mergers and acquisitions. Technology shares fell in light of the lukewarm outlook for demand, though semiconductor equipment stocks were down less than the sector as anecdotal evidence suggested fundamentals were close to bottoming. Financials were hurt by a flattening yield curve and the growing view among some investors that interest rates might rise higher and faster than previously thought. This took the shine off stellar results reported by most capital market-related companies. Consumer Discretionary stocks were dragged down by concerns about the sustainability of the consumer economy and disappointing earnings in the auto industry.

The Portfolio's overweight position in the strong Energy sector helped returns, though integrated oil companies outperformed oil services, where our overweight has concentrated. Stock selection was additive among industrial companies and weak among companies in the Health Care, Consumer Discretionary, and Financial sectors. The latter was largely due to positions in government-sponsored mortgage lenders. These stocks have been held on a view that their core competitive advantage--the implied backing of the U.S. government, and hence a lower cost of funding--would not be taken away despite the tighter regulatory environment.

* The views expressed above are those of the subinvestment advisor firm as of June 30, 2005 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ The Standard & Poor's (S&P) 500(R) Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/2/ Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

                                    MSF-15

METROPOLITAN SERIES FUND, INC.

 CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO



              A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX

                                    [CHART]

            Capital Guardian U.S.
           Equity Portfolio Class A          S&P 500 Index
           ------------------------          -------------
 May-02          $10,000                       $10,000
 Jun-02            8,650                         9,220
 Jun-03            9,310                         9,242
 Jun-04           11,205                        11,008
 Jun-05           11,670                        11,703


--------------------------------------------------------------------------------
                  AVERAGE ANNUAL RETURNS AS OF JUNE 30, 2005
--------------------------------------------------------------------------------

                                    CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO S&P 500
                                    CLASS A             CLASS B             INDEX
                    6 Months         -1.9%               -2.0%              -0.8%
                    1 Year            4.2                 3.9                6.3
                    Since Inception   5.0                 4.8                5.1

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception date of the Class A and Class B shares is 5/01/02. Index since inception return is based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                   PORTFOLIO COMPOSITION AS OF JUNE 30, 2005


                                 TOP HOLDINGS

                                                   % OF TOTAL
                                                   NET ASSETS
                                                   ----------
                   ASTRAZENECA, PLC. (ADR)........    3.4%
                   GENERAL ELECTRIC CO............    2.6%
                   WASHINGTON MUTUAL, INC.........    2.5%
                   FOREST LABORATORIES, INC.......    2.4%
                   JPMORGAN CHASE & CO............    2.2%
                   SLM CORP.......................    2.2%
                   ROYAL DUTCH PETROLEUM CO. (ADR)    2.1%
                   ALLERGAN, INC..................    2.0%
                   WELLS FARGO & CO...............    2.0%
                   LOWE'S COS., INC...............    1.9%



                                  TOP SECTORS

                                              % OF TOTAL
                                             MARKET VALUE
                                             ------------
                      INFORMATION TECHNOLOGY    20.0%
                      HEALTH CARE...........    18.0%
                      FINANCIALS............    16.0%
                      INDUSTRIALS...........    10.1%
                      CONSUMER DISCRETIONARY    10.0%
                      ENERGY................     9.4%
                      CONSUMER STAPLES......     8.3%
                      TELECOMMUNICATIONS....     3.0%
                      MATERIALS.............     2.7%
                      UTILITIES.............     1.5%


                                    MSF-16

METROPOLITAN SERIES FUND, INC.

 DAVIS VENTURE VALUE PORTFOLIO

MANAGED BY DAVIS SELECTED ADVISERS, L.P.
PORTFOLIO MANAGER COMMENTARY*


PORTFOLIO PERFORMANCE
For the six months ended June 30, 2005, the Class A shares of the Davis Venture Value Portfolio returned 1.8%, compared to its benchmark, the Standard & Poor's 500 Index/1/, which returned -0.8%. The average return of its peer group, the Lipper Variable Insurance Products Large-Cap Value Funds Universe/2/, was -0.3% over the same period.

PORTFOLIO REVIEW
During the six-month period ended June 30, 2005, the stock market, as measured by the Standard & Poor's 500(R) Index, declined by 0.8%. U.S. economic activity, as measured by gross domestic product, continued its decline through the first quarter of 2005. Interest rates, as measured by the 10-year Treasury bond, were stable for the first two months of the year, rose sharply in March, then slowly declined over the second quarter of 2005.

Energy companies were the most important contributors to the Portfolio's performance over the six-month period. The Energy sector was also the strongest performing sector of the S&P 500 Index. The Portfolio benefited by investing a larger percentage of its assets in energy companies than did the S&P 500 Index, and as a group, the individual energy companies that the Portfolio owned out-performed the average energy companies included in the S&P 500 Index. All of the Portfolio's energy companies performed well, with EOG RESOURCES, CONOCOPHILLIPS, OCCIDENTAL PETROLEUM, and DEVON ENERGY, all among the Portfolio's top 10 contributors to performance for the six- month period. The Portfolio's largest sector group holdings were in financial companies. As a group, these companies detracted from performance over the six-month period, with AMERICAN EXPRESS and JPMORGAN CHASE both among the Portfolio's top 10 detractors from performance.

The Portfolio also held significant investments in insurance companies. PROGRESSIVE was among the Portfolio's top 10 contributors to performance over the period, while AMERICAN INTERNATIONAL GROUP, TRANSATLANTIC HOLDINGS, and BERKSHIRE HATHAWAY were all among the Portfolio's top 10 detractors from performance over the period. Overall, the Portfolio's insurance company holdings detracted from performance over the six-month period.

Individual companies making important contributions to the Portfolio's performance over the period included HCA, a health care provider and services company; ALTRIA GROUP, a food, beverage, and tobacco company; and H&R BLOCK, a consumer services company.

Individual companies detracting from performance over the period included TYCO INTERNATIONAL, a capital goods company; COMCAST, a media company; and LEXMARK INTERNATIONAL, a technology hardware and equipment company.

The Portfolio ended the period with 11% of its assets invested in foreign companies. As a group, the foreign companies owned by the Portfolio slightly under-performed the S&P 500 Index over the six-month period.

* The views expressed above are those of the subinvestment advisor firm as of June 30, 2005 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ The Standard & Poor's (S&P) 500(R) Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/2/ Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

                                    MSF-17

METROPOLITAN SERIES FUND, INC.

 DAVIS VENTURE VALUE PORTFOLIO

              A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX

                                    [CHART]

                  Davis Venture Value
                   Portfolio Class A        S&P 500 Index
                  -------------------       -------------
   Jun-95                $10,000              $10,000
   Jun-96                 12,220               12,598
   Jun-97                 16,957               16,967
   Jun-98                 21,039               22,082
   Jun-99                 25,174               27,108
   Jun-00                 27,448               29,075
   Jun-01                 26,046               24,766
   Jun-02                 22,437               20,314
   Jun-03                 23,374               20,364
   Jun-04                 28,595               24,253
   Jun-05                 31,235               25,786

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL RETURNS AS OF JUNE 30, 2005
--------------------------------------------------------------------------------

                                DAVIS VENTURE VALUE PORTFOLIO S&P 500
                                CLASS A   CLASS B   CLASS E    INDEX
                6 Months          1.8%      1.7%      1.8%     -0.8%
                1 Year            9.2       9.0       9.1       6.3
                5 Years           2.6       N/A       N/A      -2.4
                10 Years         12.1       N/A       N/A       9.9
                Since Inception    --      14.0       3.3        --

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 10/31/94, 7/30/02 and 2/20/01 respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                   PORTFOLIO COMPOSITION AS OF JUNE 30, 2005


                                 TOP HOLDINGS

                                                    % OF TOTAL
                                                    NET ASSETS
                                                    ----------
                 AMERICAN EXPRESS CO...............    6.4%
                 ALTRIA GROUP, INC.................    5.1%
                 AMERICAN INTERNATIONAL GROUP, INC.    4.7%
                 JPMORGAN CHASE & CO...............    3.8%
                 TYCO INTERNATIONAL, LTD...........    3.7%
                 WELLS FARGO & CO..................    3.3%
                 COSTCO WHOLESALE CORP.............    3.3%
                 GOLDEN WEST FINANCIAL CORP........    3.2%
                 HSBC HOLDINGS, PLC................    3.2%
                 BERKSHIRE HATHAWAY, INC. (CLASS A)    3.2%


                                  TOP SECTORS

                                             % OF EQUITY
                                             MARKET VALUE
                                             ------------
                      FINANCIAL.............    47.0%
                      CONSUMER STAPLES......    12.4%
                      ENERGY................    10.6%
                      CONSUMER DISCRETIONARY     8.6%
                      INDUSTRIALS...........     6.2%
                      INFORMATION TECHNOLOGY     4.1%
                      MATERIALS.............     4.1%
                      HEALTH CARE...........     3.6%
                      TELECOMMUNICATIONS....     0.7%
                      CASH/OTHER............     2.7%


                                    MSF-18

METROPOLITAN SERIES FUND, INC.

 FI VALUE LEADERS PORTFOLIO

MANAGED BY FIDELITY MANAGEMENT & RESEARCH COMPANY
PORTFOLIO MANAGER COMMENTARY*


PORTFOLIO PERFORMANCE
For the six months ended June 30, 2005, the Class A shares of the FI Value Leaders Portfolio returned 1.0%, compared to its benchmark, the Russell 1000 Value Index/1/, which returned 1.8%. The average return of its peer group, the Lipper Variable Insurance Products Multi-Cap Value Funds Universe/2/, was 0.5% over the same period.

PORTFOLIO REVIEW
Equities posted modest gains during the 6-month period ending June 30, 2005. Throughout most of the period, investors generally maintained a cautious stance, as concerns about higher oil prices and rising interest rates limited market returns. Value stocks continued the strong performance posted during recent years, outperforming growth stocks. Year-to-date, large caps have slightly outperformed small caps. Utilities and Energy were the best performing sectors over the first half of the year.

In this environment, the FI Value Leaders Portfolio posted positive returns, but underperformed the Russell 1000 Value Index. Performance was hurt by an underweighting of the strong Utilities sector. Stock selection and an overweight in the Industrials sector hampered performance, led by a decline in TYCO behind missed earnings estimates. Also hurting performance was unfavorable stock selection in the Materials sector. On a positive note, the Portfolio benefited from security selection within the Energy sector. The Portfolio also was helped by stock picking in the Telecommunications Services sector.

* The views expressed above are those of the subinvestment advisor firm as of June 30, 2005 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1 /The Russell 1000(R) Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher divided yields and lower forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/2/ Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

                                    MSF-19

METROPOLITAN SERIES FUND, INC.

 FI VALUE LEADERS PORTFOLIO



         A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 VALUE INDEX

                                    [CHART]

            FI Value Leaders Portfolio Class A      Russell 1000 Value Index
            ----------------------------------      ------------------------
Jun-95                  $10,000                             $10,000
Jun-96                   11,858                              12,483
Jun-97                   15,963                              16,599
Jun-98                   21,199                              21,386
Jun-99                   24,528                              24,886
Jun-00                   23,482                              22,666
Jun-01                   21,539                              25,009
Jun-02                   18,009                              22,770
Jun-03                   17,484                              22,537
Jun-04                   20,923                              27,300
Jun-05                   23,276                              31,138

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL RETURNS AS OF JUNE 30, 2005
--------------------------------------------------------------------------------

                              FI VALUE LEADERS PORTFOLIO RUSSELL 1000
                              CLASS A  CLASS B  CLASS E  VALUE INDEX
              6 Months          1.0%     0.9%     0.9%        1.8%
              1 Year           11.2     11.0     11.1        14.1
              5 Years          -0.2      N/A      N/A         6.6
              10 Years          8.8      N/A      N/A        12.0
              Since Inception    --     13.2      0.7          --

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 4/30/93, 7/30/02 and 5/1/01 respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                             PORTFOLIO COMPOSITION
                              AS OF JUNE 30, 2005


                                 TOP HOLDINGS

                                                    % OF TOTAL
                                                    NET ASSETS
                                                    ----------
                 GENERAL ELECTRIC CO...............    4.2%
                 AMERICAN INTERNATIONAL GROUP, INC.    4.0%
                 EXXON MOBIL CORP..................    3.7%
                 HONEYWELL INTERNATIONAL, INC......    3.6%
                 BANK OF AMERICA CORP..............    2.6%
                 BAXTER INTERNATIONAL, INC.........    1.8%
                 TYCO INTERNATIONAL, LTD...........    1.8%
                 SBC COMMUNICATIONS, INC...........    1.8%
                 ALTRIA GROUP, INC.................    1.4%
                 JPMORGAN CHASE & CO...............    1.3%



                                  TOP SECTORS

                                              % OF TOTAL
                                             MARKET VALUE
                                             ------------
                      FINANCIALS............    21.0%
                      ENERGY................    15.4%
                      INDUSTRIALS...........    11.5%
                      INFORMATION TECHNOLOGY    10.4%
                      HEALTH CARE...........     9.7%
                      CONSUMER DISCRETIONARY     8.9%
                      MATERIALS.............     6.4%
                      CONSUMER STAPLES......     5.4%
                      TELECOMMUNICATIONS....     5.1%
                      UTILITIES.............     1.9%


                                    MSF-20

METROPOLITAN SERIES FUND, INC.

 HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO

MANAGED BY HARRIS ASSOCIATES, L.P.
PORTFOLIO MANAGER COMMENTARY*

PORTFOLIO PERFORMANCE
For the six months ended June 30, 2005, the Class A shares of the Harris Oakmark Large Cap Value Portfolio returned -2.3%, compared to its benchmark, the Russell 1000 Value Index/1/, which returned 1.8%. The average return of its peer group, the Lipper Variable Insurance Products Large Cap Value Funds Universe/2/, was -0.3% over the same period.

PORTFOLIO REVIEW
At the halfway point for 2005, the equity markets appear to be at a standstill: basically flat for the past six months and, except for the last 60 days of 2004, uninspired for the past 18 months. Ironically, there is plenty of activity around us: first, a surprisingly robust macro environment despite plenty of headwind from rising energy prices and a cautious Federal Reserve; second, record profitability is pressuring corporations to do something with their excess liquidity--growing cash balances are leading to increases in mergers & acquisitions and restructuring activity, as well as share repurchases and higher dividends. When all of this is coupled with data that shows investors are trading in and out of stocks more rapidly than ever, one is left with the impression that most equity investors are focused on short-term tactics in order to grab even the slightest moves.

At June 30, 2005, the Portfolio held 51 securities across a variety of industries. During the period, we initiated positions in HEWLETT- PACKARD and TEXAS INSTRUMENTS. HEWLETT-PACKARD is both a manufacturer and servicer of high tech equipment, including personal computers, servers, storage devices, printers, networking equipment, and software. TEXAS INSTRUMENTS is a high quality semiconductor manufacturer with leading positions in fast growing areas of the chip market. The stock is trading at just 40% of its high of five years ago, and we believe the company has a strong balance sheet, generates significant free cash flow, and has a strong shareholder oriented management team. During the period, we eliminated our positions in AMERISOURCEBERGEN, GUIDANT, SUNGARD DATA SYSTEMS, AND TOYS R US.

CONOCOPHILLIPS, PULTE HOMES, and BURLINGTON RESOURCES had the most positive impact on performance during the period. Both CONOCOPHILLIPS and BURLINGTON RESOURCES have benefited from the continued increase in energy prices. PULTE HOMES was up significantly due to continued strength in the homebuilding industry. SUN MICROSYSTEMS, TIME WARNER, and MCDONALD'S had the most negative impact on performance. Sun announced the acquisition of STORAGETEK, which put pressure on the stock. Revenues at Time Warner's AOL division have been weak, as have revenues in its Filmed Entertainment business. Nonetheless, we continued to like the firm's stable of assets and the tremendous amount of cash flow this company generated. MCDONALD'S stock has declined recently due to short-term concerns over revenue growth in Europe.

* The views expressed above are those of the subinvestment advisor firm as of June 30, 2005 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1 /The Russell 1000(R) Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher divided yields and lower forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/2/ Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

                                    MSF-21

METROPOLITAN SERIES FUND, INC.

 HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO


                     A $10,000 INVESTMENT COMPARED TO THE
                           RUSSELL 1000 VALUE INDEX

                                    [CHART]

           Harris Oakmark Large Cap
           Value Portfolio Class A         Russell 1000 Value Index
           ------------------------        ------------------------
Nov-98            $10,000                          $10,000
Jun-99             11,044                           11,787
Jun-00              8,572                           10,736
Jun-01             11,890                           11,845
Jun-02             11,507                           10,785
Jun-03             11,663                           10,675
Jun-04             13,432                           12,931
Jun-05             14,140                           14,748

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL RETURNS AS OF JUNE 30, 2005
--------------------------------------------------------------------------------

                              HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO RUSSELL 1000
                              CLASS A       CLASS B       CLASS E      VALUE INDEX
              6 Months         -2.3%         -2.4%         -2.4%            1.8%
              1 Year            5.3           5.1           5.1            14.1
              5 Years          10.5           N/A           N/A             6.6
              Since Inception   5.3           9.7           5.0             6.0

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 11/9/98, 7/30/02 and 5/1/01, respectively. Index since inception return is based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                   PORTFOLIO COMPOSITION AS OF JUNE 30, 2005


                                 TOP HOLDINGS

                                                  % OF TOTAL
                                                  NET ASSETS
                                                  ----------
                    VIACOM, INC. (CLASS B).......    2.6%
                    MCDONALD'S CORP..............    2.5%
                    TIME WARNER, INC.............    2.5%
                    YUM! BRANDS, INC.............    2.4%
                    CITIGROUP, INC...............    2.4%
                    WASHINGTON MUTUAL, INC.......    2.4%
                    THE WALT DISNEY CO...........    2.4%
                    THE HOME DEPOT, INC..........    2.4%
                    KOHL'S CORP..................    2.4%
                    LIBERTY MEDIA CORP. (CLASS A)    2.3%



                                  TOP SECTORS

                                              % OF TOTAL
                                             MARKET VALUE
                                             ------------
                      CONSUMER DISCRETIONARY    46.2%
                      FINANCIALS............    16.3%
                      CONSUMER STAPLES......    11.9%
                      TECHNOLOGY............     7.9%
                      INDUSTRIALS...........     7.1%
                      HEALTH CARE...........     6.3%
                      ENERGY................     4.3%



                                    MSF-22

METROPOLITAN SERIES FUND, INC.

 JENNISON GROWTH PORTFOLIO

MANAGED BY JENNISON ASSOCIATES LLC
PORTFOLIO MANAGER COMMENTARY*


PORTFOLIO PERFORMANCE
For the six months ended June 30, 2005, the Class A shares of the Jennison Growth Portfolio returned 0.3%, compared to its new benchmark, the Russell 1000 Growth Index/1/, which returned -1.7% for the same period. The Portfolio's old benchmark, the Standard & Poor's 500 Index/2/, returned -0.8%. The benchmark was changed because the portfolio manager feels the Russell 1000 Growth Index better reflects the universe of stocks in which the Portfolio generally invests. The average return of its peer group, the Lipper Variable Insurance Products Large-Cap Growth Funds Universe/3/, was -1.4% over the same period.

PORTFOLIO REVIEW
Market conditions during this period have been challenging, driven mainly by macro-economic overhangs. Rising energy prices, which contributed to concerns over rising inflation, rising interest rates, and a slowing in the overall economy plagued the first quarter of 2005. Most recently in the second quarter, the broadly positive performance of corporate profits led to a rebound in the stock markets, despite oil hitting record highs. While not all companies and sectors were positive, the markets responded to these reports in a more measured, rather than exaggerated fashion. Specifically companies that reported positive earnings and outlooks were rewarded, and those with disappointing performance traded lower, though these moves were more in proportion to the extent of the outcome than has been the case for some time. Within the Russell 1000 Growth Index, Energy and Utilities were the strongest performing sectors over the past six months, while Financials and Information Technology were the weakest.

The high price of oil has benefited the Energy sector, and it was the best performing sector for this period. Our overweight in Energy contributed to positive relative returns. We reduced our positions in Energy around calendar-year end, believing that we had achieved attractive cyclic returns in selected holdings. While we were premature to do so, we believed that valuations of many energy stocks appropriately discount the current prices of energy commodities.

On the other hand, Information Technology was the weakest sector in the benchmark for this period; however, our holdings did very well and added significantly to absolute and relative return. GOOGLE was the best performing position in the Portfolio. The company has seen explosive growth since first going public in August 2004. Revenues have grown at a triple digit pace year-over-year due to surging sponsored search revenue. Another strong performer from this sector included APPLE, who has benefited from a strong product cycle. Strong returns from these positions were offset somewhat by weakness in communication equipment companies QUALCOMM and RESEARCH IN MOTION.

Another significant source of relative strength came from stock selection in Health Care. Within this sector, the return of our holdings nearly tripled that of the benchmark's. All segments of the sector were positive except for pharmaceuticals. GENENTECH was a stellar performer due to the success of one of its cancer drugs along with favorable clinical trial results. Other holdings from this sector that performed well were HMOs including UNITEDHEALTH GROUP and WELLPOINT. The HMOs have benefited from the continued deceleration in the rate of growth in medical costs and a rational pricing environment. Recently, the stock market has rewarded companies that bring either meaningful scientific advances to the treatment arena or provide services designed to manage costs of service or deliver. We believe the Portfolio is positioned for further developments along these lines.

The only sector to detract from relative return more than modestly was Consumer Discretionary. Most of this relative weakness can be attributed to negative returns in EBAY, which fell significantly in the first four months of 2005. EBAY was plagued by a dramatic slowdown in its U.S. business, which raised concerns about its long-term growth rate. We have already seen signs of a stabilized growth rate and continued strength in its International and PAYPAL units. Financials were also difficult during this period; however, our positions were still significant positive contributors on a relative basis because of favorable stock selection. Financial stocks were under pressure from increased concerns over rising interest rates. AMERICAN INTERNATIONAL GROUP
(AIG) was a weak performer due to heightened regulatory scrutiny, and we eliminated our position during the period. Despite a difficult environment for stocks in this sector, holdings such as LEHMAN BROTHERS were able to show solid positive returns and benefit relative performance.


* The views expressed above are those of the subinvestment advisor firm as of June 30, 2005 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ The Russell 1000(R) Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/2/ The Standard & Poor's (S&P) 500(R) Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/3/ Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

                                    MSF-23

METROPOLITAN SERIES FUND, INC.

 JENNISON GROWTH PORTFOLIO

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 GROWTH INDEX AND S&P 500 INDEX

                                    [CHART]

              Jennison Growth            Russell 1000
             Portfolio Class A           Growth Index    S&P 500 Index
             -----------------           ------------    -------------
5/1/2002         $10,000                   $10,000           $10,000
  Jun-02           8,980                     8,855             9,220
  Jun-03           8,627                     9,116             9,242
  Jun-04          10,330                    10,745            11,008
  Jun-05          10,981                    10,926            11,703


--------------------------------------------------------------------------------
                  AVERAGE ANNUAL RETURNS AS OF JUNE 30, 2005
--------------------------------------------------------------------------------

                          JENNISON GROWTH PORTFOLIO RUSSELL 1000 S&P 500
                          CLASS A   CLASS B CLASS E GROWTH INDEX  INDEX
          6 Months          0.3%      0.2%    N/A       -1.7%     -0.8%
          1 Year            6.3       6.2     N/A        1.7       6.3
          Since Inception   3.0       2.8     7.3%       6.4       5.1

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 5/1/02, 5/1/02 and 4/27/05, respectively. Index since inception return is based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                   PORTFOLIO COMPOSITION AS OF JUNE 30, 2005


                                 TOP HOLDINGS

                                               % OF TOTAL
                                               NET ASSETS
                                               ----------
                      GOOGLE, INC. (CLASS A)..    3.9%
                      GENENTECH, INC..........    3.3%
                      GENERAL ELECTRIC CO.....    3.3%
                      SCHLUMBERGER, LTD.......    3.0%
                      AMERICAN EXPRESS CO.....    2.9%
                      YAHOO!, INC.............    2.9%
                      TARGET CORP.............    2.6%
                      INTEL CORP..............    2.5%
                      ROCHE HOLDING AG (ADR)..    2.5%
                      WHOLE FOODS MARKET, INC.    2.2%



                                  TOP SECTORS

                                              % OF TOTAL
                                             MARKET VALUE
                                             ------------
                      INFORMATION TECHNOLOGY     32%
                      HEALTH CARE...........     25%
                      CONSUMER DISCRETIONARY     15%
                      FINANCIALS............      9%
                      CONSUMER STAPLES......      8%
                      ENERGY................      4%
                      INDUSTRIALS...........      3%
                      TELECOMMUNICATIONS....      2%
                      CASH/OTHER............      2%



                                    MSF-24

METROPOLITAN SERIES FUND, INC.

 METLIFE STOCK INDEX PORTFOLIO

MANAGED BY METROPOLITAN LIFE INSURANCE COMPANY
PORTFOLIO MANAGER COMMENTARY*


PORTFOLIO PERFORMANCE
For the six months ended June 30, 2005, the Class A shares of the MetLife Stock Index Portfolio returned -0.9%, compared to its benchmark, the Standard & Poor's 500 Index/1/, which returned -0.8%. The average return of its peer group, the Lipper Variable Insurance Products S&P 500 Index Funds Universe/2/, was -1.0% over the same period.

PORTFOLIO REVIEW
The Standard & Poor's 500 Index closed down for the first half of 2005 as volatile oil prices and mixed economic data weighed on the market. The S&P 500 Index returned negative 2.1% in the first quarter and positive 1.4% in the second quarter. The Federal Reserve continued its measured increase in the Fed Funds Rate, raising the target 100 basis points (1.00%) since the beginning of the year to 3.25%. The price of oil surged above $60 per barrel in June, closing at approximately $57 per barrel at the end of the first half of 2005. Some of the factors driving the equity markets included geopolitical concerns, energy prices, Federal Reserve interest rate policy, corporate earnings, and unemployment rates.

Four of the ten sectors comprising the S&P 500 Index experienced positive returns for the first six months of 2005. The Energy sector, which had a beginning-of-year weight of 7.2%, was the best- performing sector, up 19.9%, providing the largest positive impact to the benchmark's six-month return. The next best-performing sectors were Utilities (2.9% beginning weight) and Health Care (12.7% beginning weight), returning 15.2% and 3.5%, respectively. Materials, which had a beginning-of-year weight of 3.1%, was the worst-performing sector, down 7.8%. The next worst-performing sectors were Consumer Discretionary (11.9% beginning weight), Information Technology (16.1% beginning weight), and Industrials (11.8% beginning weight), down 6.6%, 5.7%, and 4.8%, respectively. Financials, the largest sector with a beginning-of-year weight of 20.6%, was down 2.3% during the first half of 2005.

The stocks with the largest positive impact on the benchmark return for the first half of the year were CONOCOPHILLIPS, up 33.9%; EXXONMOBIL, up 13.2%; and INTEL, up 12.2%. The stocks with the largest negative impact were EBAY, down 43.2%; IBM, down 24.4%; and AMERICAN INTERNATIONAL GROUP, down 11.2%.

There were six additions to the benchmark and six deletions in the first six months of 2005.

* The views expressed above are those of the subinvestment advisor firm as of June 30, 2005 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ The Standard & Poor's (S&P) 500(R) Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/2/ Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

                                    MSF-25

METROPOLITAN SERIES FUND, INC.

 METLIFE STOCK INDEX PORTFOLIO



              A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX

                                    [CHART]

              MetLife Stock Index
               Portfolio Class A         S&P 500 Index
               -----------------         -------------
Jun-95                $10,000                $10,000
Jun-96                 12,530                 12,598
Jun-97                 16,819                 16,967
Jun-98                 21,701                 22,082
Jun-99                 26,613                 27,108
Jun-00                 28,470                 29,075
Jun-01                 24,182                 24,766
Jun-02                 19,779                 20,314
Jun-03                 19,757                 20,364
Jun-04                 23,454                 24,253
Jun-05                 24,867                 25,786



--------------------------------------------------------------------------------
                  AVERAGE ANNUAL RETURNS AS OF JUNE 30, 2005
--------------------------------------------------------------------------------

                                METLIFE STOCK INDEX PORTFOLIO S&P 500
                                CLASS A   CLASS B   CLASS E    INDEX
                6 Months         -0.9%     -1.1%     -1.0%     -0.8%
                1 Year            6.0       5.7       5.9       6.3
                5 Years          -2.7       N/A       N/A      -2.4
                10 Years          9.5       N/A       N/A       9.9
                Since Inception    --      -0.6      -0.2        --

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 5/1/90, 1/2/01 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                   PORTFOLIO COMPOSITION AS OF JUNE 30, 2005


                                 TOP HOLDINGS

                                                    % OF TOTAL
                                                    NET ASSETS
                                                    ----------
                 GENERAL ELECTRIC CO...............    3.3%
                 EXXON MOBIL CORP..................    3.3%
                 MICROSOFT CORP....................    2.2%
                 CITIGROUP, INC....................    2.1%
                 PFIZER, INC.......................    1.8%
                 JOHNSON & JOHNSON.................    1.7%
                 BANK OF AMERICA CORP..............    1.6%
                 WAL-MART STORES, INC..............    1.4%
                 INTEL CORP........................    1.4%
                 AMERICAN INTERNATIONAL GROUP, INC.    1.3%



                                  TOP SECTORS

                                                % OF TOTAL
                                               MARKET VALUE
                                               ------------
                    FINANCIALS................    20.3%
                    INFORMATION TECHNOLOGY....    15.1%
                    HEALTH CARE...............    13.4%
                    CONSUMER DISCRETIONARY....    11.4%
                    INDUSTRIALS...............    11.2%
                    CONSUMER STAPLES..........    10.1%
                    ENERGY....................     8.8%
                    UTILITIES.................     3.5%
                    TELECOMMUNICATION SERVICES     3.2%
                    MATERIALS.................     2.9%


                                    MSF-26

METROPOLITAN SERIES FUND, INC.

 MFS INVESTORS TRUST PORTFOLIO

MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
PORTFOLIO MANAGER COMMENTARY*



PORTFOLIO PERFORMANCE
For the six months ended June 30, 2005, the Class A shares of the MFS Investors Trust Portfolio returned -0.4%, compared to its benchmark, the Standard & Poor's 500 Index/1/, which returned -0.8%. The average return of its peer group, the Lipper Variable Insurance Products Large-Cap Core Funds Universe/2/, was -0.8% over the same period.

PORTFOLIO REVIEW
As 2005 began, the U.S. economy, in our view, entered the middle phase of the economic expansion that began in the spring of 2003. Some measures of the economy, such as earnings and GDP (gross domestic product) growth, eased from the rates we saw early in the recovery. U.S. stocks experienced considerable volatility throughout the six months ended June 30, 2005 and finished the period lower. Oil's repeated rise to record levels weighed on investor and business confidence as did concern about the credit quality of some major U.S. corporations and about rising interest rates. Despite persistent record U.S. budget and trade deficits, the dollar reversed course and gained significantly against the euro, which was weighed down by the region's slow growth and "no" votes by France and the Netherlands for the European Union's constitution. Despite the somewhat mixed picture presented by economic indicators throughout the period, the U.S. Federal Reserve Board raised its target for the federal funds rate four times, underlining its belief that inflationary pressures were more of a risk to the U.S. economy than a slowdown in growth. Overall, the period was marked by the continued recovery of global economies and improvements in corporate spending and earnings. The majority of global stock markets, excluding those in the United States, finished the period higher.

Relative to its benchmark (the Standard & Poor's 500 Index), Basic Materials, Energy and Financial Services were the Portfolio's strongest-performing sectors over the six-month period. In the Basic Materials sector, stock selection aided results. Our position in seed and herbicide company MONSANTO was among the top contributors to relative returns. A combination of our overweighting and good stock selection in the strong-performing Energy sector contributed to relative performance. Our positions in energy exploration and production company EOG RESOURCES, offshore drilling company NOBLE, and oilfield services provider HALLIBURTON helped performance relative to the benchmark. Additionally, our positions in Canadian energy company ENCANA and UK-based BRITISH PETROLEUM , neither of which is a benchmark constituent, aided relative results. Stock selection in the Financial Services sector also benefited results. Within this sector, investment company LEGG MASON, which is not a benchmark constituent, was among the top contributors for the period. In other sectors, not holding poor-performing computer company IBM helped relative performance. Additionally, our positions in strong-performing defense contractor LOCKHEED MARTIN and biotech firm GILEAD SCIENCES boosted results relative to the benchmark.

Utilities and Communications, Autos and Housing, and Transportation were the weakest-performing sectors on a relative basis during the reporting period. Our underweighting of the strong-performing Utilities and Communications sector and, to a lesser extent, stock selection in that sector hurt relative performance. Our position in wireless service provider VODAFONE, which is not a benchmark constituent, held back relative results as the stock declined over the period. Our overweighted position and, to a lesser degree, security selection in the Autos and Housing sector also detracted from results relative to the benchmark. Within this sector, our holdings in motorcycle maker HARLEY DAVIDSON declined over the period, hurting relative performance. Although no individual security in the sector was among the Portfolio's top detractors, stock selection in the Transportation sector hurt relative results.

Not holding Energy companies EXXON MOBIL and CONOCOPHILLIPS, and semiconductor company INTEL, all benchmark constituents, detracted from relative returns as each gained substantially over the period. Additionally, our positions in poor-performing manufacturing conglomerate TYCO, insurance company AMERICAN INTERNATIONAL GROUP, printer manufacturer LEXMARK INTERNATIONAL, online auctioneer EBAY, and consulting firm ACCENTURE hurt relative performance.

During the reporting period, shifts in currency valuations detracted from performance relative to the benchmark. The base currency of the Portfolio is U.S. dollars and the performance of the Portfolio and its benchmark are presented in terms of this currency. Nevertheless, specific holdings of the Portfolio and benchmark may be denominated in different currencies and, therefore, present the possibility of currency depreciation or appreciation. Because the exposures of the Portfolio and the benchmark to foreign currency movements may differ from time to time, these movements may have a material impact on relative performance.


* The views expressed above are those of the subinvestment advisor firm as of June 30, 2005 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ The Standard & Poor's (S&P) 500(R) Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/2/ Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

                                    MSF-27

METROPOLITAN SERIES FUND, INC.

 MFS INVESTORS TRUST PORTFOLIO



                     A $10,000 INVESTMENT COMPARED TO THE
                                 S&P 500 INDEX

                                    [CHART]

          MFS Investors Trust Portfolio Class A    S&P 500 Index
          -------------------------------------    -------------
Apr-99                  $10,000                       $10,000
Jun-99                   10,230                        10,306
Jun-00                   10,343                        11,053
Jun-01                    9,177                         9,415
Jun-02                    7,589                         7,723
Jun-03                    7,494                         7,742
Jun-04                    8,575                         9,220
Jun-05                    9,302                         9,803


--------------------------------------------------------------------------------
                  AVERAGE ANNUAL RETURNS AS OF JUNE 30, 2005
--------------------------------------------------------------------------------

                                MFS INVESTORS TRUST PORTFOLIO S&P 500
                                CLASS A   CLASS B   CLASS E    INDEX
                6 Months         -0.4%     -0.7%     -0.6%     -0.8%
                1 Year            8.5       8.1       8.2       6.3
                5 Years          -2.1       N/A       N/A      -2.4
                Since Inception  -1.2       3.7      -1.0      -0.3

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 4/30/99, 5/1/02 and 5/1/01, respectively. Index since inception return is based on the Class A, inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                   PORTFOLIO COMPOSITION AS OF JUNE 30, 2005


                                 TOP HOLDINGS

                                                    % OF TOTAL
                                                    NET ASSETS
                                                    ----------
                 AMERICAN INTERNATIONAL GROUP, INC.    3.0%
                 JOHNSON & JOHNSON.................    2.9%
                 UNITED TECHNOLOGIES CORP..........    2.5%
                 EMC CORP..........................    2.3%
                 LOCKHEED MARTIN CORP..............    2.1%
                 ABBOTT LABORATORIES...............    2.0%
                 ORACLE CORP.......................    2.0%
                 DELL, INC.........................    2.0%
                 WYETH.............................    2.0%
                 AMGEN, INC........................    1.9%



                                  TOP SECTORS

                                                 % OF TOTAL
                                                MARKET VALUE
                                                ------------
                    HEALTH CARE................    18.5%
                    FINANCIAL SERVICES.........    20.0%
                    TECHNOLOGY.................    15.1%
                    CONSUMER STAPLES...........     9.7%
                    ENERGY.....................     9.3%
                    INDUSTRIAL GOODS & SERVICES     8.4%
                    LEISURE....................     6.2%
                    RETAILING..................     6.1%
                    UTILITIES & COMMUNICATIONS.     4.3%
                    BASIC MATERIALS............     3.3%


                                    MSF-28

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO

MANAGED BY T. ROWE PRICE ASSOCIATES, INC.
PORTFOLIO MANAGER COMMENTARY*


PORTFOLIO PERFORMANCE
For the six months ended June 30, 2005, the Class A shares of the T. Rowe Price Large Cap Growth Portfolio returned -1.1%, compared to its benchmark, the Standard & Poor's 500 Index/1/, which returned -0.8%. The average return of its peer group, the Lipper Variable Insurance Products Large-Cap Growth Funds Universe/2/, was -1.4% over the same period.

PORTFOLIO REVIEW
The equity markets fluctuated within a rather narrow range during the six-month period, struggling to digest a host of conflicting market and economic reports. Investors seemed to focus particularly on the Federal Reserve's ongoing program to raise their target short-term interest rate--3.25% at June 30, 2005--as well as very high energy and commodity prices, and some related troubling data on inflation. Initially, the market retreated, with the impact being felt disproportionately by growth stocks. As the period wore on, however, solid corporate earnings reports restored investor confidence, and growth strategies began to outpace value strategies in the second quarter.

For the six-month period ended June 30, 2005, the Portfolio produced a negative return. An early-year downdraft in the markets accounted for the bulk of this decline, and the Portfolio had a strong recovery in the second quarter. With the market favoring value stocks early on, the Portfolio trailed the benchmark Standard & Poor's 500 Index during the downdraft, but it bounced back more quickly in the spring, resulting in a slight underperformance for the period as a whole.

The fortunes of the Information Technology sector were quite dramatic during the period, and our positions in the sector drove our relative results. In May, Technology climbed nine percent--its best one-month return since October 2003--and powered the Portfolio's second quarter rebound. However, this strong showing could not offset losses from earlier in the year and Technology remained one of the Portfolio's weakest sectors for the period as a whole. We increased our exposure to Technology because we thought that depressed valuations and improved fundamentals would create an attractive risk/reward tradeoff in the sector. We have focused on semiconductor firms such as INTEL, as well as computers and software.

The Portfolio enjoyed success with its Health Care and Telecommunications stakes, and some key positions in Metals and Mining stocks helped to cushion the Portfolio's first-quarter decline. However, a limited exposure to more-defensive, value-oriented sectors such as Utilities and Energy set the Portfolio back significantly in the first quarter on a relative basis. There was also a small set of individual holdings that were hurt by major corporate setbacks. Pharmaceutical company ELAN, for example, had to shelve its multiple sclerosis drug, Tysabri, after it was linked to potentially fatal side effects; and insurer AMERICAN INTERNATIONAL GROUP has been under intense scrutiny after admitting to improper accounting practices and ousting its long-time CEO.

* The views expressed above are those of the subinvestment advisor firm as of June 30, 2005 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ The Standard & Poor's (S&P) 500(R) Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/2/ Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

                                    MSF-29

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO



              A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX


                                    [CHART]

              T. Rowe Price Large Cap Growth
                   Portfolio Class A            S&P 500 Index
              -------------------------         -------------
 11/9/1998            $10,000                      $10,000
   Jun-99              11,991                       12,133
   Jun-00              14,495                       13,014
   Jun-01              12,406                       11,085
   Jun-02              10,119                        9,092
   Jun-03              10,591                        9,115
   Jun-04              12,429                       10,855
   Jun-05              13,197                       11,541

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL RETURNS AS OF JUNE 30, 2005
--------------------------------------------------------------------------------

                                T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO S&P 500
                                CLASS A       CLASS B       CLASS E       INDEX
                6 Months         -1.1%         -1.2%         -1.1%        -0.8%
                1 Year            6.2           5.9           6.0          6.3
                5 Years          -1.9           N/A           N/A         -2.4
                Since Inception   4.3          12.4           0.6          2.2

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 11/9/98, 7/30/02 and 5/1/01, respectively. Index since inception return is based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                             PORTFOLIO COMPOSITION
                              AS OF JUNE 30, 2005


                                 TOP HOLDINGS

                                                    % OF TOTAL
                                                    NET ASSETS
                                                    ----------
                 CITIGROUP, INC....................    3.0%
                 MICROSOFT CORP....................    2.9%
                 GENERAL ELECTRIC CO...............    2.8%
                 UNITEDHEALTH GROUP, INC...........    2.4%
                 WAL-MART STORES, INC..............    2.3%
                 AMERICAN INTERNATIONAL GROUP, INC.    2.2%
                 DELL, INC.........................    2.0%
                 WELLPOINT, INC....................    1.9%
                 DANAHER CORP......................    1.7%
                 STATE STREET CORP.................    1.7%



                                  TOP SECTORS

                                              % OF TOTAL
                                             MARKET VALUE
                                             ------------
                      INFORMATION TECHNOLOGY    24.3%
                      FINANCIALS............    18.6%
                      CONSUMER DISCRETIONARY    18.2%
                      HEALTH CARE...........    13.3%
                      INDUSTRIALS...........     8.0%
                      CONSUMER STAPLES......     6.0%
                      ENERGY................     5.0%
                      TELECOMMUNICATIONS....     3.4%
                      MATERIALS.............     1.1%
                      CASH/OTHER............     2.1%


                                    MSF-30

METROPOLITAN SERIES FUND, INC.

 ZENITH EQUITY PORTFOLIO

MANAGED BY METLIFE ADVISERS, LLC
PORTFOLIO MANAGER COMMENTARY*


PORTFOLIO PERFORMANCE
For the six months ended June 30, 2005, the Class A shares of the Zenith Equity Portfolio returned -0.2%, compared to its benchmark, the Standard & Poor's 500 Index/1/, which returned -0.8%. The average return of its peer group, the Lipper Variable Insurance Products Large-Cap Core Funds Universe/2/, was -0.8% over the same period.

PORTFOLIO REVIEW
Currently, MetLife Advisers, LLC invests the assets of Zenith Equity Portfolio equally among the Capital Guardian U.S. Equity Portfolio, the FI Value Leaders Portfolio, and Jennison Growth Portfolio (the Underlying Portfolios).

For information on the Underlying Portfolios, please see the sections of this report pertaining to each of the Underlying Portfolios.

                   PORTFOLIO COMPOSITION AS OF JUNE 30, 2005


                                 TOP HOLDINGS

                                                           % OF TOTAL
                                                           NET ASSETS
                                                           ----------
          METROPOLITAN SERIES FUND, INC.;
          JENNISON GROWTH PORTFOLIO (CLASS A).............   34.4%
          METROPOLITAN SERIES FUND, INC.;
          CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO (CLASS A)   32.8%
          METROPOLITAN SERIES FUND, INC.;
          FI VALUE LEADERS PORTFOLIO (CLASS A)............   32.8%


              A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX

                                    [CHART]

             Zenith Equity Portfolio            S&P 500 Index
             -----------------------            -------------
Jun-95              $10,000                       $10,000
Jun-96               11,395                        12,598
Jun-97               15,553                        16,967
Jun-98               20,562                        22,082
Jun-99               22,893                        27,108
Jun-00               23,638                        29,075
Jun-01               21,221                        24,766
Jun-02               17,598                        20,314
Jun-03               17,632                        20,364
Jun-04               21,197                        24,253
Jun-05               22,734                        25,786


--------------------------------------------------------------------------------
                  AVERAGE ANNUAL RETURNS AS OF JUNE 30, 2005
--------------------------------------------------------------------------------

                          ZENITH EQUITY PORTFOLIO S&P 500 INDEX
                 6 Months          -0.2%              -0.8%
                 1 Year             7.3                6.3
                 5 Years           -0.8               -2.4
                 10 Years           8.6                9.9

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


* The views expressed above are those of the investment advisor firm as of June 30, 2005 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ The Standard & Poor's (S&P) 500(R) Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/2/ Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

                                    MSF-31

METROPOLITAN SERIES FUND, INC.

 BLACKROCK AGGRESSIVE GROWTH PORTFOLIO

MANAGED BY BLACKROCK ADVISORS, INC.
PORTFOLIO MANAGER COMMENTARY*


On January 31, 2005, BlackRock Advisors, Inc. ("BlackRock") succeeded State Street Research & Management Company ("State Street Research") as subadviser to the Portfolio, and the Portfolio's name was changed from State Street Research Aggressive Growth Portfolio to BlackRock Aggressive Growth Portfolio. This commentary was prepared by BlackRock.

PORTFOLIO PERFORMANCE
For the six months ended June 30, 2005, the Class A shares of the BlackRock Aggressive Growth Portfolio returned 2.3%, compared to its benchmark, the Russell Midcap Growth Index/1/, which returned 1.7%. The average return of its peer group, the Lipper Variable Insurance Products Mid-Cap Growth Funds Universe/2/, was 0.3% over the same period.

PORTFOLIO REVIEW
After surging 65% during the two-year period ended December 31, 2004, mid cap growth stocks (as measured by the Russell Midcap Growth Index) started 2005 poorly in what has been a challenging period for stocks. Among growth stocks, however, the mid cap segment has been the strongest year-to-date, with both the small cap growth and large cap growth universes declining so far in 2005.

During the six-month period, the Portfolio outperformed the Russell Midcap Growth Index as a result of excellent performance in the Energy sector. Energy has been the top sector in the market during the last six months by a wide margin, and the Portfolio's overweight positioning in that sector was beneficial. Our sector positioning was determined by bottom-up stock selection, and the Portfolio's overweight reflected our identification of several attractive investment opportunities in this sector. Stock selection also contributed to the relative strength in the Energy sector. The Portfolio's top holding, EOG RESOURCES returned 59% during the period due to a very strong demand environment for oil and natural gas combined with positive exploration successes by the company. Coal stocks also benefited from high commodity prices caused by strong demand, and our position in CONSOL ENERGY contributed to strong relative performance during this period.

Stock selection in the Telecommunication, Financial, and Information Technology sectors also contributed favorably during the period. In Financials, our position in CHICAGO MERCANTILE EXCHANGE helped the Portfolio by rising 30% during the period. During the second quarter, the market responded very positively to the company's pricing power and business fundamentals, as well as to speculation of a merger with the Chicago Board of Trade.

Despite strong results in the health care providers & services industry, the Portfolio's Health Care investments detracted from absolute and relative returns. Holdings in the biotechnology industry accounted for the majority of the weakness as both BIOGEN IDEC and OSI PHARMACEUTICALS fell more than 40%. The unexpected withdrawal of Tysabri, a major multiple sclerosis drug, dealt a blow to the shares of BIOGEN. Licensed by BIOGEN, the drug had been approved and was growing rapidly in the market. This drug's withdrawal development considerably changed the investment thesis for the stock and, as a result, we removed it from the Portfolio. OSI PHARMACEUTICALS INC., maker of the lung cancer drug Tarceva, also declined during the period on lower than expected prescriptions and perceived competitive threats.


* The views expressed above are those of the subinvestment advisor firm as of June 30, 2005 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ The Russell Midcap(R) Growth Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and higher forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/2/ Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

                                    MSF-32

METROPOLITAN SERIES FUND, INC.

 BLACKROCK AGGRESSIVE GROWTH PORTFOLIO


                     A $10,000 INVESTMENT COMPARED TO THE
                          RUSSELL MIDCAP GROWTH INDEX

                                    [CHART]

                 BlackRock Aggressive
              Growth Portfolio Class A       Russell MidCap Growth Index
              ------------------------       ---------------------------
   Jun-95            $10,000                            $10,000
   Jun-96             12,388                             12,359
   Jun-97             11,746                             14,533
   Jun-98             14,159                             18,024
   Jun-99             14,785                             21,685
   Jun-00             20,503                             32,222
   Jun-01             14,890                             22,068
   Jun-02             10,782                             16,256
   Jun-03             11,407                             17,451
   Jun-04             13,993                             22,220
   Jun-05             15,420                             24,634



--------------------------------------------------------------------------------
                  AVERAGE ANNUAL RETURNS AS OF JUNE 30, 2005
--------------------------------------------------------------------------------

                             BLACKROCK AGGRESSIVE GROWTH PORTFOLIO RUSSELL MIDCAP
                             CLASS A      CLASS B      CLASS E      GROWTH INDEX
             6 Months          2.3%         2.2%         2.3%            1.7%
             1 Year           10.2          9.8         10.1            10.9
             5 Years          -5.5          N/A          N/A            -5.2
             10 Years          4.4          N/A          N/A             9.4
             Since Inception    --          8.2          0.0              --

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 4/29/88, 4/26/04 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                   PORTFOLIO COMPOSITION AS OF JUNE 30, 2005


                                 TOP HOLDINGS

                                                   % OF TOTAL
                                                   NET ASSETS
                                                   ----------
                   EOG RESOURCES, INC.............    3.0%
                   NEXTEL PARTNERS, INC. (CLASS A)    2.5%
                   AVID TECHNOLOGY, INC...........    2.1%
                   WILLIAMS-SONOMA, INC...........    2.1%
                   VERISIGN, INC..................    2.0%
                   COMMUNITY HEALTH SYSTEMS, INC..    2.0%
                   CERIDIAN CORP..................    2.0%
                   CHARLES RIVER LABORATORIES.....    2.0%
                   NAVTEQ.........................    1.9%
                   CONSOL ENERGY, INC.............    1.9%



                                  TOP SECTORS

                                              % OF TOTAL
                                             MARKET VALUE
                                             ------------
                      INFORMATION TECHNOLOGY     27.6%
                      CONSUMER DISCRETIONARY     21.1%
                      HEALTH CARE...........     20.6%
                      ENERGY................      9.5%
                      INDUSTRIALS...........      7.6%
                      TELECOMMUNICATION.....      4.6%
                      FINANCIALS............      3.9%
                      MATERIALS.............      2.5%
                      CASH/OTHER............      2.6%



                                    MSF-33

METROPOLITAN SERIES FUND, INC.

 FI MID CAP OPPORTUNITIES PORTFOLIO

MANAGED BY FIDELITY MANAGEMENT & RESEARCH COMPANY
PORTFOLIO MANAGER COMMENTARY*


PORTFOLIO PERFORMANCE
For the six months ended June 30, 2005, the Class A shares of the FI Mid Cap Opportunities Portfolio returned -2.8%, compared to its benchmark, the Standard & Poor's MidCap 400 Index/1/, which returned 3.9%. The average return of its peer group, the Lipper Variable Insurance Products Mid-Cap Growth Funds Universe/2/, was 0.3% over the same period.

PORTFOLIO REVIEW
Equities posted modest gains during the 6-month period ending June 30, 2005. Throughout most of the period, investors generally maintained a cautious stance, as concerns about higher oil prices and rising interest rates limited market returns. Value stocks continued the strong performance posted during recent years, outperforming growth stocks. Year-to-date, large cap stocks have slightly outperformed small cap stocks. Utilities and Energy have been the best performing sectors over the first half of the year.

In this environment, the FI Mid Cap Opportunities Portfolio underperformed the S&P MidCap 400 Index. Top 10 holding HARMAN INTERNATIONAL INDUSTRIES was the leading detractor from relative performance during the period. The stock posted solid gains in 2004, but has declined about 35% thus far in 2005 despite posting two solid quarterly earnings reports. An underweight and unfavorable security selection in the Health Care sector contributed to the Portfolio's relative underperformance. Stock picking in the Consumer Staples, Industrials, and Telecommunication Services sectors also detracted from relative performance. On the positive side, top ten holdings in the Materials sector, MONSANTO and POTASH, helped the Portfolio. An overweight to the Financials sector and solid stock picks in the diversified financials industry helped to bolster relative performance during the period as well.


* The views expressed above are those of the subinvestment advisor firm as of June 30, 2005 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ The Standard & Poor's MidCap 400(R) Index is an unmanaged index measuring the performance of the mid-size company segment of the U.S. market. The Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/2/ Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

                                    MSF-34

METROPOLITAN SERIES FUND, INC.

 FI MID CAP OPPORTUNITIES PORTFOLIO

                     A $10,000 INVESTMENT COMPARED TO THE
                             S&P MID CAP 400 INDEX

                                    [CHART]

             FI Mid Cap Opportunities
                 Portfolio Class A      S&P 500 MidCap 400 Index
             ------------------------   ------------------------
3/3/1997            $10,000                     $10,000
  Jun-97             11,363                      10,981
  Jun-98             15,208                      13,961
  Jun-99             22,815                      16,360
  Jun-00             38,335                      19,135
  Jun-01             20,592                      20,833
  Jun-02             13,383                      19,851
  Jun-03             13,857                      19,707
  Jun-04             16,993                      25,218
  Jun-05             18,420                      28,753

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL RETURNS AS OF JUNE 30, 2005
--------------------------------------------------------------------------------

                                FI MID CAP PORTFOLIO   S&P MIDCAP
                               CLASS A CLASS B CLASS E 400 INDEX
               6 Months          -2.8%  -2.9%   -2.8%      3.9%
               1 Year             8.4    8.1     8.2      14.0
               5 Years          -13.6    N/A     N/A       8.5
               Since Inception    7.6   -6.8    -4.4      13.5

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 3/3/97, 1/2/01 and 5/1/01, respectively. Index since inception return is based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                   PORTFOLIO COMPOSITION AS OF JUNE 30, 2005


                                 TOP HOLDINGS

                                                      % OF TOTAL
                                                      NET ASSETS
                                                      ----------
                HARMAN INTERNATIONAL INDUSTRIES, INC.    5.6%
                NEXTEL COMMUNICATIONS, INC. (CLASS A)    5.4%
                SPRINT CORP..........................    3.4%
                POTASH CORP. OF SASKATCHEWAN, INC....    3.3%
                ROYAL CARIBBEAN CRUISES, LTD.........    3.3%
                AMERICAN TOWER CORP..................    2.9%
                SAFEWAY, INC.........................    2.9%
                NATIONAL-OILWELL VARCO, INC..........    2.7%
                RESEARCH IN MOTION, LTD..............    2.5%
                CALAMOS ASSET MANAGEMENT, INC........    2.4%



                                  TOP SECTORS

                                              % OF TOTAL
                                             MARKET VALUE
                                             ------------
                      CONSUMER DISCRETIONARY    25.0%
                      TELECOMMUNICATIONS....    17.8%
                      ENERGY................    13.4%
                      MATERIALS.............    12.5%
                      INFORMATION TECHNOLOGY    11.3%
                      INDUSTRIALS...........     7.3%
                      FINANCIALS............     4.5%
                      HEALTH CARE...........     4.3%
                      CONSUMER STAPLES......     3.8%
                      CASH/OTHER............     0.1%


                                    MSF-35

METROPOLITAN SERIES FUND, INC.

 HARRIS OAKMARK FOCUSED VALUE PORTFOLIO

MANAGED BY HARRIS ASSOCIATES, L.P.
PORTFOLIO MANAGER COMMENTARY*


PORTFOLIO PERFORMANCE
For the six months ended June 30, 2005, the Class A shares of the Harris Oakmark Focused Value Portfolio returned 6.5%, compared to its benchmark, the Russell Midcap Index/1/, which returned 3.9%. The average return of its peer group, the Lipper Variable Insurance Products Mid-Cap Value Funds Universe/2/, was 1.4% over the same period.

PORTFOLIO REVIEW
At the halfway point for 2005, the equity markets appear to be at a standstill, basically flat for the past six months and, except for the last 60 days of 2004, uninspired for the past 18 months. Ironically, there has been plenty of activity around us: first, a surprisingly robust macro environment despite plenty of headwind from rising energy prices and a cautious Federal Reserve; second, record profitability is pressuring corporations to do something with their excess liquidity and growing cash balances have lead to increases in mergers & acquisitions and restructuring activity, as well as share repurchases and higher dividends.

At June 30, 2005, the Portfolio held 27 securities across a variety of industries. During the period, we initiated positions in CDW CONSECO, NATIONAL SEMICONDUCTOR, and THE E.W. SCRIPPS. CDW CORPORATION is a direct marketer of information technology products. During the period, the firm was a high growth, high return on capital business selling at a below average valuation when compared with its peer group. We believe that CDW has scale and operational advantages that its competitors do not enjoy. The firm focuses on the small business customer, which has been a high growth, stable market. CDW likewise had a strong balance sheet, with more than $7 per share of cash. CONSECO emerged from bankruptcy in 2003, having shed its finance business, and has put in place a new management team. CONSECO is a health insurance company that caters to the older, middle-income population. 70% of CONSECO'S income came from businesses that are fragmented and in which the company has competitive advantages. Currently, the firm has over $6 billion in loss carry forwards, which means it may be several years before it has to start paying taxes again. NATIONAL SEMICONDUCTOR produces microchips and offers a variety of integrated circuits, which transform physical information (light, sound, radio waves) into data. The firm's chips are used in aerospace, automotive, networking, and communications applications. E.W. SCRIPPS is a cable network business with good quality, high margin newspaper, broadcast TV, and licensing properties. SCRIPPS owns the Home and Garden Television network, as well as a 70% stake in The Food Network, both of which experienced considerable growth and represent tremendous value. The company generated good free cash flow and has a sound balance sheet. We eliminated our positions in JANUS CAPITAL GROUP, OFFICE DEPOT, ROCKWELL COLLINS, and TOYS R US during the period.

BURLINGTON RESOURCES, OMNICARE, and DARDEN RESTAURANTS had the most positive impact on performance during the period. Earnings for BURLINGTON RESOURCES were helped by lower exploration expense and the continued increase in the price of oil and natural gas. Most of the underlying metrics for OMNICARE, such as sales growth and margin expansion, showed improvement. Olive Garden continued to be a strong performer for DARDEN RESTAURANTS, and changes at Red Lobster have begun to bear fruit. XEROX, TIME WARNER, and FIRST DATA had the most negative impact on performance during the period.


* The views expressed above are those of the subinvestment advisor firm as of June 30, 2005 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ The Russell Midcap(R) Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and higher forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/2/ Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

                                    MSF-36

METROPOLITAN SERIES FUND, INC.

 HARRIS OAKMARK FOCUSED VALUE PORTFOLIO



           A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP INDEX

                                    [CHART]

               Harris Oakmark Focused         Russell MidCap
               Value Portfolio Class A            Index
               -----------------------        --------------
    Jun-95           $10,000                      $10,000
    Jun-96            12,046                       12,250
    Jun-97            14,188                       15,062
    Jun-98            15,998                       18,828
    Jun-99            16,402                       20,957
    Jun-00            14,067                       23,605
    Jun-01            20,619                       23,832
    Jun-02            21,221                       21,632
    Jun-03            22,408                       22,202
    Jun-04            26,981                       28,727
    Jun-05            30,995                       33,644



--------------------------------------------------------------------------------
                  AVERAGE ANNUAL RETURNS AS OF JUNE 30, 2005
--------------------------------------------------------------------------------

                             HARRIS OAKMARK FOCUSED VALUE PORTFOLIO RUSSELL MIDCAP
                             CLASS A      CLASS B      CLASS E          INDEX
             6 Months          6.5%         6.4%         6.4%             3.9%
             1 Year           14.9         14.6         14.7             17.1
             5 Years          17.1          N/A          N/A              7.3
             10 Years         12.0          N/A          N/A             12.9
             Since Inception    --         11.8         11.7               --

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 4/30/93, 2/20/01 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                   PORTFOLIO COMPOSITION AS OF JUNE 30, 2005


                                 TOP HOLDINGS

                                                  % OF TOTAL
                                                  NET ASSETS
                                                  ----------
                   SOVEREIGN BANCORP, INC........    7.8%
                   H&R BLOCK, INC................    5.3%
                   WASHINGTON MUTUAL, INC........    5.0%
                   OMNICARE, INC.................    5.0%
                   YUM! BRANDS, INC..............    4.7%
                   BURLINGTON RESOURCES, INC.....    4.4%
                   R.R. DONNELLEY & SONS CO......    4.2%
                   LIZ CLAIBORNE, INC............    4.1%
                   HOSPIRA, INC..................    3.9%
                   THE E.W. SCRIPPS CO. (CLASS A)    3.7%



                                  TOP SECTORS

                                              % OF TOTAL
                                             MARKET VALUE
                                             ------------
                      CONSUMER DISCRETIONARY    37.2%
                      FINANCIALS............    18.2%
                      INDUSTRIALS...........    14.9%
                      HEALTH CARE...........    10.8%
                      INFORMATION TECHNOLOGY    10.5%
                      ENERGY................     4.9%
                      CONSUMER STAPLES......     3.5%



                                    MSF-37

METROPOLITAN SERIES FUND, INC.

 METLIFE MID CAP STOCK INDEX PORTFOLIO

MANAGED BY METROPOLITAN LIFE INSURANCE COMPANY
PORTFOLIO MANAGER COMMENTARY*


PORTFOLIO PERFORMANCE
For the six months ended June 30, 2005, the Class A shares of the MetLife Mid Cap Stock Index Portfolio returned 3.8%, compared to its benchmark, the Standard & Poor's MidCap 400 Index/1/, which returned 3.9%.

PORTFOLIO REVIEW
The Standard & Poor's MidCap 400 Index was down 0.4% in the first quarter; however, the benchmark experienced a positive return of 4.3% in the second quarter. The Mid Cap 400 Index went up 10.7% between its low on April 15 and its high on June 17. Some of the factors which drove equity markets during the period included geopolitical concerns, energy prices, corporate earnings, Federal Reserve interest rate policy, and unemployment rates.

Seven of the ten sectors experienced positive returns for the first six months of the year. The Energy sector, which had a beginning-of- year weight of 6.8%, increased 23.7% and accounted for 41.3% of the positive six-month return. The Consumer Discretionary sector, which had a beginning-of-year weight of 19.4%, increased 6.5% and accounted for 32.3% of the positive six-month return. The Utilities and Health Care sectors, which at the end of 2004 collectively represented 17.6% of the total capitalization of the Index, increased 11.8% and 6.9%, respectively. These two sectors combined accounted for 39.6% of the mid-year return.

The three names with the largest positive impact to performance were LEGG MASON, INC. up 42.6%; MURPHY OIL CORP, up 30.5%; and D R HORTON, INC. up 25.0% for the first half of the year. The three names with the largest negative impact to performance were UTSTARCOM INC, down 66.2%; LEAR CORP. down 39.7%; and HARMAN INTERNATIONAL INDUSTRIES, down 35.9%.

There were nine additions to the benchmark and nine deletions in the first six months of 2005.

* The views expressed above are those of the subinvestment advisor firm as of June 30, 2005 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ The Standard & Poor's MidCap 400(R) Index is an unmanaged index measuring the performance of the mid-size company segment of the U.S. market. The Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

                                    MSF-38

METROPOLITAN SERIES FUND, INC.

 METLIFE MID CAP STOCK INDEX PORTFOLIO


                     A $10,000 INVESTMENT COMPARED TO THE
                             S&P MIDCAP 400 INDEX

                                    [CHART]

          MetLife Mid Cap Stock Index Portfolio Class A    S&P MidCap 400 Index
          ---------------------------------------------    --------------------
Jul-00                      $10,000                             $10,000
Jun-01                       10,749                              10,673
Jun-02                       10,190                              10,170
Jun-03                       10,076                              10,096
Jun-04                       12,838                              12,919
Jun-05                       14,604                              14,730


--------------------------------------------------------------------------------
                  AVERAGE ANNUAL RETURNS AS OF JUNE 30, 2005
--------------------------------------------------------------------------------

                             METLIFE MID CAP STOCK INDEX PORTFOLIO S&P MIDCAP 400
                             CLASS A      CLASS B      CLASS E         INDEX
             6 Months          3.8%         3.7%         3.7%            3.9%
             1 Year           13.8         13.4         13.6            14.0
             Since Inception   7.9          8.0          7.8             8.1

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 7/5/00, 1/2/01 and 5/1/01, respectively. Index since inception return is based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                   PORTFOLIO COMPOSITION AS OF JUNE 30, 2005


                                 TOP HOLDINGS

                                                   % OF TOTAL
                                                   NET ASSETS
                                                   ----------
                   MIDCAP SPDR TRUST, SERIES 1....    1.6%
                   LEGG MASON, INC................    1.0%
                   D.R. HORTON, INC...............    1.0%
                   LENNAR CORP. (CLASS A).........    0.8%
                   MURPHY OIL CORP................    0.8%
                   WEATHERFORD INTERNATIONAL, LTD.    0.7%
                   WHOLE FOODS MARKET, INC........    0.7%
                   COVENTRY HEALTH CARE, INC......    0.7%
                   SMITH INTERNATIONAL, INC.......    0.6%
                   NOBLE ENERGY, INC..............    0.6%


                                  TOP SECTORS

                                                % OF TOTAL
                                               MARKET VALUE
                                               ------------
                    CONSUMER DISCRETIONARY....    19.6%
                    FINANCIALS................    17.7%
                    INFORMATION TECHNOLOGY....    13.9%
                    HEALTH CARE...............    12.0%
                    INDUSTRIALS...............    11.3%
                    ENERGY....................     8.6%
                    UTILITIES.................     7.6%
                    CONSUMER STAPLES..........     4.6%
                    MATERIALS.................     4.2%
                    TELECOMMUNICATION SERVICES     0.5%


                                    MSF-39

METROPOLITAN SERIES FUND, INC.

 NEUBERGER BERMAN MID CAP VALUE PORTFOLIO

MANAGED BY NEUBERGER BERMAN MANAGEMENT, INC.
PORTFOLIO MANAGER COMMENTARY*


PORTFOLIO PERFORMANCE
For the six months ended June 30, 2005, the Class A shares of the Neuberger Berman Mid Cap Value Portfolio returned 3.4%, compared to its benchmark, the Russell Midcap Value Index/1/, which returned 5.5%. The average return of the Portfolio's peer group, the Lipper Variable Insurance Products Mid-Cap Value Funds Universe/2/, was 1.4% over the same period.

PORTFOLIO REVIEW
In general, equity markets posted very mixed returns for the first six months of 2005. With the exception of mid-caps, market-capitalization played little part in differentiating positive from negative returns. Performance leaders tended to be mostly value-style indices across the market cap spectrum; in addition, all mid-cap indices produced positive returns. The Russell Midcap Value and Midcap Index/3/ handily outpaced all other major indices. Negative returns were posted by most of the growth-oriented Russell Indices, with the exception of Russell Midcap Growth/4/. The weakest major equity indices were the NASDAQ, Dow Jones Industrial Average, and Russell 2000 Growth/5/.

In June of 2005, S. Basu Mullick replaced Andrew Wellington as the manager of the Portfolio. Although there was some restructuring of the Portfolio as a result of the change in management, the investment philosophy and portfolio characteristics remain very similar to the prior manager. Some of the changes implemented during the transition include an increase in the allocation to the Energy sector and the addition of exposure to Materials and Utilities, two sectors to which the Portfolio previously had no exposure. The Portfolio sold some holdings within Financials and Consumer Discretionary, thereby decreasing those sector allocations. At the end of the period, the Portfolio remained overweight in the Consumer Discretionary sector, but was underweight in Financials relative to the Russell Midcap Value Index.

Overall for the six-month period, on a sector performance basis, holdings within Health Care and Energy made the largest contributions to the Portfolio's total return. Holdings within Information Technology and Consumer Staples contributed as well. Portfolio holdings within Consumer Discretionary, Industrials, and Financials detracted from total return. Relative to its benchmark, the Portfolio's selection of stocks within Health Care and Information Technology outperformed the Index's sector counterparts. Underperformance within the Consumer Discretionary and Financials sector, and very little exposure to Utilities, one of the highest-returning sectors in the Russell Midcap Value Index, resulted in the Portfolio's shortfall versus the Index.

* The views expressed above are those of the subinvestment advisor firm as of June 30, 2005 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ The Russell Midcap(R) Value Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with lower price-to-book ratios and higher forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/2/ Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

/3/ The Russell Midcap(R) Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and higher forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/4/ The Russell Midcap(R) Growth Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and higher forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/5/ The Russell 2000(R) Growth Index is an unmanaged measure of performance of those Russell 2000 companies (small capitalization companies) that have higher price-to-book ratios and higher forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

                                    MSF-40

METROPOLITAN SERIES FUND, INC.

 NEUBERGER BERMAN MID CAP VALUE PORTFOLIO



                     A $10,000 INVESTMENT COMPARED TO THE
                          RUSSELL MIDCAP VALUE INDEX

                                    [CHART]

               Neuberger Berman
                 Mid Cap Value       Russell MidCap
               Portfolio Class A      Value Index
            ----------------------   --------------
    Nov-98         $10,000              $10,000
    Jun-99          12,704               11,131
    Jun-00          13,547               10,251
    Jun-01          16,104               12,703
    Jun-02          15,970               12,947
    Jun-03          16,011               12,865
    Jun-04          21,073               16,829
    Jun-05          24,782               20,497

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL RETURNS AS OF JUNE 30, 2005
--------------------------------------------------------------------------------

                                NEUBERGER BERMAN
                             MID-CAP VALUE PORTFOLIO RUSSELL MIDCAP
                             CLASS A CLASS B CLASS E  VALUE INDEX
             6 Months          3.4%    3.3%    3.3%        5.5%
             1 Year           17.6    17.3    17.5        21.8
             5 Years          12.8     N/A     N/A        14.9
             Since Inception  14.6    10.7    10.9        11.4

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 11/9/98, 5/1/01 and 5/1/01, respectively. Index since inception return is based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                             PORTFOLIO COMPOSITION
                              AS OF JUNE 30, 2005


                                 TOP HOLDINGS

                                                  % OF TOTAL
                                                  NET ASSETS
                                                  ----------
                   SOVEREIGN BANCORP, INC........    7.8%
                   H&R BLOCK, INC................    5.3%
                   WASHINGTON MUTUAL, INC........    5.0%
                   OMNICARE, INC.................    5.0%
                   YUM! BRANDS, INC..............    4.7%
                   BURLINGTON RESOURCES, INC.....    4.4%
                   R.R. DONNELLEY & SONS CO......    4.2%
                   LIZ CLAIBORNE, INC............    4.1%
                   HOSPIRA, INC..................    3.9%
                   THE E.W. SCRIPPS CO. (CLASS A)    3.7%



                                  TOP SECTORS

                                              % OF TOTAL
                                             MARKET VALUE
                                             ------------
                      CONSUMER DISCRETIONARY    37.2%
                      FINANCIALS............    18.2%
                      INDUSTRIALS...........    14.9%
                      HEALTH CARE...........    10.8%
                      INFORMATION TECHNOLOGY    10.5%
                      ENERGY................     4.9%
                      CONSUMER STAPLES......     3.5%



                                    MSF-41

METROPOLITAN SERIES FUND, INC.

 BLACKROCK STRATEGIC VALUE PORTFOLIO

MANAGED BY BLACKROCK ADVISORS, INC.
PORTFOLIO MANAGER COMMENTARY*


On January 31, 2005, BlackRock Advisors, Inc. ("BlackRock") succeeded State Street Research & Management Company ("State Street Research") as subadviser to the Portfolio, and the Portfolio's name was changed from State Street Research Aurora Portfolio to BlackRock Strategic Value Portfolio. This commentary was prepared by BlackRock.

PORTFOLIO PERFORMANCE
For the six months ended June 30, 2005, the Class A shares of the BlackRock Strategic Value Portfolio returned 0.5%, compared to its benchmark, the Russell 2000 Value Index/1/, which returned 0.9%. The average return of its peer group, the Lipper Variable Insurance Products Small-Cap Value Funds Universe/2/, was 1.0% over the same period.

PORTFOLIO REVIEW
For the six-month period ending June 30, 2005, the small cap equity market struggled as the Russell 2000 Index/3/ fell by 1.3%. Small cap value stocks outpaced their growth counterparts during this period as the Russell 2000 Value Index gained 0.9%, while the Russell 2000 Growth Index/4/ was down 3.6%. In this environment, the Portfolio's relative performance was helped by strong stock selection in the Consumer Discretionary sector and an underweight in underperforming Materials stocks, and hurt by relative weakness in the Information Technology and Industrials sectors.

Solid stock selection generated gains in the Consumer Discretionary sector. Specifically, exposure to select gaming names aided relative returns. Following a strong fourth quarter, shares of casino operator BOYD GAMING continued their upward momentum in the first half of 2005. In early February, the company reported record fourth quarter and annual earnings as the positive impact of recent acquisitions began to filter down to the bottom line. In addition, shares of GTECH HOLDINGS, a provider of online lottery transaction processing systems, appreciated significantly in the second quarter on strong earnings and the announcements of a number of contract extensions and new deals.

An underweight in Materials sector favored the Portfolio, as this was among the weakest sectors in the benchmark during the period. Specifically, our underexposure to metals and mining stocks and chemicals names contributed to relative performance compared to the benchmark Russell 2000 Value Index. Within these industries, positions in RTI INTERNATIONAL METALS and LYONDELL CHEMICAL helped to drive relative sector performance as both stocks shrugged off broader industry weakness to produce solid returns.

In the Information Technology sector, the negative impact of stock selection and an overweight relative to the Index detracted from relative returns as the sector underperformed during the six months ending June 30, 2005. Much of the Portfolio's underperformance was due to exposure to small cap semiconductor and semiconductor equipment names. Despite a rebound in the second quarter, first quarter weakness stemming from large inventories and waning demand kept industry returns firmly in negative territory for the period.

Relative weakness in construction and engineering and machinery holdings was a key detractor from returns in the Industrial sector. Specifically, engineering firm INSITUFORM TECHNOLOGIES declined in conjunction with management's announcement of weakness in the firm's tunneling segment. In machinery, relative underperformance was due in part to exposure to TRINITY INDUSTRIES, a manufacturer of products and services for the transportation, industrial, construction and energy markets. Both stocks were sold during the period.

In this market environment, we continued to focus on adding value through bottom up stock selection, seeking attractively valued companies with solid fundamentals and a catalyst for stock price appreciation. Relative sector weightings were largely a result of where we were finding investment opportunities. At the close of the period, the most notable sector weightings relative to the Russell 2000 Value Index included overweights in Health Care and Utilities and an underweight in Financials.

* The views expressed above are those of the subinvestment advisor firm as of June 30, 2005 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ The Russell 2000(R) Value Index is an unmanaged measure of performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/2/ Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

/3/ The Russell 2000(R) Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000 Index. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/4/ The Russell 2000(R) Growth Index is an unmanaged measure of performance of those Russell 2000 companies (small capitalization companies) that have higher price-to-book ratios and higher forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

                                    MSF-42

METROPOLITAN SERIES FUND, INC.

 BLACKROCK STRATEGIC VALUE PORTFOLIO


         A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 VALUE INDEX

                                    [CHART]

                BlackRock Strategic
              Value Portfolio Class A     Russell 2000 Value Index
              -----------------------     ------------------------
7/5/2000          $10,000                       $10,000
  Jun-01           14,657                        12,821
  Jun-02           14,293                        13,910
  Jun-03           12,790                        13,381
  Jun-04           18,011                        18,087
  Jun-05           19,562                        20,689

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL RETURNS AS OF JUNE 30, 2005
--------------------------------------------------------------------------------

                              BLACKROCK STRATEGIC VALUE PORTFOLIO RUSSELL 2000
                              CLASS A     CLASS B     CLASS E     VALUE INDEX
              6 Months          0.5%        0.3%        0.4%           0.9%
              1 Year            8.6         8.4         8.5           14.4
              Since Inception  14.4         7.6         7.7           15.7

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 7/5/00, 5/1/01 and 5/1/01, respectively. Index since inception return is based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

                   PORTFOLIO COMPOSITION AS OF JUNE 30, 2005


                                 TOP HOLDINGS

                                                     % OF TOTAL
                                                     NET ASSETS
                                                     ----------
                ALLMERICA FINANCIAL CORP............    1.9%
                JARDEN CORP.........................    1.8%
                WASHINGTON GROUP INTERNATIONAL, INC.    1.7%
                THE BRINK'S CO......................    1.5%
                INDYMAC BANCORP. INC................    1.5%
                PNM RESOURCES, INC..................    1.5%
                ACCREDITED HOME LENDERS HOLDING CO..    1.2%
                GAYLORD ENTERTAINMENT CO............    1.2%
                BANTA CORP..........................    1.2%
                NEXTEL PARTNERS, INC................    1.1%



                                  TOP SECTORS

                                              % OF TOTAL
                                             MARKET VALUE
                                             ------------
                      FINANCIALS............    21.7%
                      CONSUMER DISCRETIONARY    18.8%
                      INDUSTRIALS...........    16.2%
                      UTILITIES.............     8.6%
                      INFORMATION TECHNOLOGY     8.2%
                      HEALTH CARE...........     7.2%
                      MATERIALS.............     5.2%
                      CONSUMER STAPLES......     4.9%
                      ENERGY................     4.3%
                      TELECOMMUNICATIONS....     2.2%


                                    MSF-43

METROPOLITAN SERIES FUND, INC.

 FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIO

MANAGED BY FRANKLIN ADVISERS, INC.
PORTFOLIO MANAGER COMMENTARY*

PORTFOLIO PERFORMANCE
For the six months ended June 30, 2005, the Class A shares of the Franklin Templeton Small Cap Growth Portfolio returned -1.3%, compared to its benchmark, the Russell 2000 Growth Index/1/, which returned -3.6%. The average return of its peer group, the Lipper Variable Insurance Products Small-Cap Growth Funds Universe/2/, was -0.2% over the same period.

PORTFOLIO REVIEW
During the first half of 2005, the U.S. economy continued to expand, recording healthy gross domestic product growth during the first and second quarters of 2005. Corporate earnings were generally strong. Oil prices remained a concern as the commodity reached record high levels in June. In response to inflationary pressures and strong economic data, the Federal Reserve Board continued to increase short-term interest rates, raising the federal funds target rate from 2.25% to 3.25% over the period; however, longer-term interest rates declined during the period. Although the job market improved, and the unemployment rate ended the period at 5.0%, concerns persisted about high energy prices and significant U.S. trade and budget deficits. As a result, many domestic stock market indexes declined modestly for the six months under review.

Smaller stocks generally underperformed larger stocks during the period, as the Russell 2000 Index/3/ of smaller stocks returned -1.3% and the Russell 1000 Index/4/ of larger stocks returned +0.1%. Within small cap stocks, growth generally underperformed value during the period, as measured by the -3.6% return for the Russell 2000 Growth Index versus the +0.9% return for the Russell 2000 Value Index/5/.

Stock selection in the producer manufacturing sector benefited the Portfolio's performance relative to the Russell 2000 Growth Index. The Portfolio's relatively overweighted position in the Health Care Services sector also helped performance as holdings in managed health care companies generally performed well for the period. An overweighted position and stock selection in the Industrial Services sector benefited performance, as the Portfolio's oilfield services holdings generally provided solid returns during the period. Lastly, stock selection in Consumer Services also aided relative performance.

Detractors from performance for the period included an underweighted position and stock selection in the Energy Minerals sector, and stock selection in retail trade companies hurt performance. An underweighted position and stock selection in Consumer Durables also hindered performance. Notably, stocks in the homebuilding and home furnishing industries generally performed well; however, the Portfolio did not own stocks in either industry.

* The views expressed above are those of the subinvestment advisor firm as of June 30, 2005 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ The Russell 2000(R) Growth Index is an unmanaged measure of performance of those Russell 2000 companies (small capitalization companies) that have higher price-to-book ratios and higher forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/2/ Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

/3/ The Russell 2000(R) Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000 Index. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/4/ The Russell 1000(R) Index is an unmanaged measure of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the investable U.S. equity market. The Index had a total market capitalization range of $1.8 billion to $387 billion with an average market capitalization of approximately $13 billion. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/5/ The Russell 2000(R) Value Index is an unmanaged measure of performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

                                    MSF-44

METROPOLITAN SERIES FUND, INC.

 FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIO



        A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 GROWTH INDEX

                                    [CHART]

                      Franklin Templeton
              Small Cap Growth Portfolio Class A    Russell 2000 Growth Index
              ----------------------------------    -------------------------
   May-01                   $10,000                          $10,000
   Jun-01                     9,640                           10,511
   Jun-02                     7,659                            7,883
   Jun-03                     7,369                            7,937
   Jun-04                     9,809                           10,441
   Jun-05                    10,218                           10,888


--------------------------------------------------------------------------------
                  AVERAGE ANNUAL RETURNS AS OF JUNE 30, 2005
--------------------------------------------------------------------------------

                              FRANKLIN TEMPLETON SMALL CAP
                                 GROWTH PORTFOLIO          RUSSELL 2000
                              CLASS A   CLASS B   CLASS E  GROWTH INDEX
              6 Months         -1.3%     -1.4%     -1.3%       -3.6%
              1 Year            4.2       4.0       4.1         4.3
              Since Inception   0.5       0.3       0.4         2.1

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception date of the Class A, Class B and Class E shares is 5/1/01. Index since inception return is based on Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                   PORTFOLIO COMPOSITION AS OF JUNE 30, 2005


                                 TOP HOLDINGS

                                                     % OF TOTAL
                                                     NET ASSETS
                                                     ----------
                CAL DIVE INTERNATIONAL, INC.........    2.2%
                PENN NATIONAL GAMING, INC...........    1.7%
                FMC CORP............................    1.6%
                FORWARD AIR CORP....................    1.4%
                FLOWSERVE CORP......................    1.4%
                SIERRA HEALTH SERVICES, INC.........    1.4%
                VARIAN SEMICONDUCTOR EQUIPMENT, INC.    1.3%
                SEMTECH CORP........................    1.2%
                GLOBAL PAYMENTS, INC................    1.1%
                MINERALS TECHNOLOGIES, INC..........    1.1%



                                  TOP SECTORS

                                              % OF TOTAL
                                              NET ASSETS
                                              ----------
                       INFORMATION TECHNOLOGY    27%
                       HEALTH CARE...........    21%
                       CONSUMER DISCRETIONARY    13%
                       INDUSTRIALS...........    11%
                       FINANCIALS............    10%
                       ENERGY................     7%
                       MATERIALS.............     6%
                       CASH/OTHER............     5%



                                    MSF-45

METROPOLITAN SERIES FUND, INC.

 LOOMIS SAYLES SMALL CAP PORTFOLIO

MANAGED BY LOOMIS, SAYLES & COMPANY, L.P.
PORTFOLIO MANAGER COMMENTARY*


PORTFOLIO PERFORMANCE
For the six months ended June 30, 2005, the Class A shares of the Loomis Sayles Small Cap Portfolio returned 0.5%, compared to its benchmark, the Russell 2000 Index/1/, which returned -1.3%. The average return of its peer group, the Lipper Variable Insurance Products Small-Cap Core Funds Universe/2/, was -0.7% over the same period.

PORTFOLIO REVIEW
During the period, our perspective toward the equity market improved. Stock prices have been confined to a relatively narrow range for the past eighteen months and corporate profits have continued to increase. With interest rates stable at reasonable levels, valuations appeared somewhat more attractive. Yet two main impediments to a sustained market rally remained: continued tightening of monetary policy by the Federal Reserve and higher energy prices.

Year-to-date, the Portfolio has been able to generate positive returns in a very difficult environment, which compares favorably to the benchmark as well as the peer group. The first half of 2005 has been marked by uncertainty as to how quickly, if at all, the economy is decelerating. In this type of environment, we believe it becomes increasingly important to focus on an individual company investment attributes regardless of the macroeconomic backdrop. To date, our strategy has been successful, as almost all of the excess return was generated via security selection and little through sector allocation.

Health Care and Energy were two of the best performing sectors during the six-month period. While Healthcare stocks in general were modest underperformers during the period, our stock selection, particularly in health care facilities, was well above the index averages. As commodity prices remained high, companies within the Energy sector were able to generate very strong earnings and continued to have favorable outlooks, and the stocks were rewarded as a result. While the Technology sector improved in the second quarter, it was still a tough place to invest during the first half of 2005. Despite very strong stock selection within the sector, Technology remained our weakest performing sector year-to-date. Outside of REIT stocks, Financial Services were also a weaker segment of the market. Given the large representation financial stocks have within the small cap universe, the sector had a modestly negative impact on performance.

LCA VISION CENTERS was our best stock year to date. The company owns laser vision correction centers, which have been enjoying very good times as pricing has improved, consumer confidence remained high, and new technologies were convincing more people to have their eyes fixed. The company has been growing revenues by more than 50% this year, and earnings grew even faster as they were able to leverage their cost structure. At the same time, they generated enough cash flow to pay a dividend and buy back stock. Shareholders were rewarded with more than a 100% increase in the stock year-to-date. Other strong stocks have been MEN'S WEARHOUSE, INC. and CB RICHARD ELLIS. MEN'S WEARHOUSE, which retails men's suits and sportswear, continued to exceed expectations with strong same-store sales and continued to progress with new retail initiatives. CB RICHARD ELLIS is the largest commercial real estate broker in the U.S. and benefited from an improving end market and market consolidation. Our worst stocks for the period have been JUPITER MEDIA, NIKU, and INFOCROSSING. All three companies reported disappointing earnings and displayed weaknesses in their business models. All of the stocks have been sold from the Portfolio as a result of our sell discipline.

Given our "bottom-up" approach in managing the Portfolio, changes in sector weights tend to be driven by our fundamental research and valuation work on individual companies. Modest additions were made to the Financial Services sector, although the Portfolio remains below the benchmark weight in that sector. Our weighting also increased in Energy and Health Care, primarily due to market action. The Producer Durable weight declined, in part due to the sale of UNITED DEFENSE INDUSTRIES, which was the target of an acquisition during the period. The Technology weight also declined, largely due to market action.

* The views expressed above are those of the subinvestment advisor firm as of June 30, 2005 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ The Russell 2000(R) Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000 Index. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/2/ Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

                                    MSF-46

METROPOLITAN SERIES FUND, INC.

 LOOMIS SAYLES SMALL CAP PORTFOLIO




            A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 INDEX

                                    [CHART]

               Loomis Sayles Small Cap
                  Portfolio Class A              Russell 2000 Index
               -----------------------           ------------------
   Jun-95            $10,000                          $10,000
   Jun-96             13,444                           12,389
   Jun-97             17,030                           14,411
   Jun-98             19,446                           16,790
   Jun-99             19,308                           17,042
   Jun-00             26,459                           19,484
   Jun-01             24,783                           19,595
   Jun-02             22,152                           17,910
   Jun-03             21,068                           17,617
   Jun-04             26,809                           23,494
   Jun-05             29,467                           25,714


--------------------------------------------------------------------------------
                  AVERAGE ANNUAL RETURNS AS OF JUNE 30, 2005
--------------------------------------------------------------------------------

                              LOOMIS SAYLES SMALL CAP PORTFOLIO RUSSELL 2000
                              CLASS A     CLASS B    CLASS E       INDEX
              6 Months          0.5%        0.4%       0.5%         -1.3%
              1 Year            9.9         9.7        9.8           9.5
              5 Years           2.2         N/A        N/A           5.7
              10 Years         11.4         N/A        N/A           9.9
              Since Inception    --        15.4        5.1            --

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 5/2/94, 7/30/02 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.



                   PORTFOLIO COMPOSITION AS OF JUNE 30, 2005


                                 TOP HOLDINGS

                                                       % OF TOTAL
                                                       NET ASSETS
                                                       ----------
              R. H. DONNELLEY CORP....................    1.0%
              ENERGY PARTNERS, LTD....................    1.0%
              CAL DIVE INTERNATIONAL, INC.............    0.9%
              HUDSON HIGHLAND GROUP, INC..............    0.8%
              THE SCOTTS MIRACLE-GRO CO. (CLASS A)....    0.7%
              CB RICHARD ELLIS GROUP, INC.............    0.7%
              CBL & ASSOCIATES PROPERTIES, INC. (REIT)    0.7%
              WRIGHT EXPRESS CORP.....................    0.7%
              ACTUANT CORP............................    0.6%
              WASHINGTON GROUP INTERNATIONAL, INC.....    0.6%



                                  TOP SECTORS

                                              % OF TOTAL
                                             MARKET VALUE
                                             ------------
                      FINANCIALS............    18.6%
                      INDUSTRIALS...........    17.5%
                      CONSUMER DISCRETIONARY    15.6%
                      INFORMATION TECHNOLOGY    15.0%
                      HEALTH CARE...........    13.5%
                      ENERGY................     6.5%
                      MATERIALS.............     3.7%
                      UTILITIES.............     3.0%
                      CONSUMER STAPLES......     2.5%
                      TELECOMMUNICATIONS....     1.6%


                                    MSF-47

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

MANAGED BY METROPOLITAN LIFE INSURANCE COMPANY
PORTFOLIO MANAGER COMMENTARY*

PORTFOLIO PERFORMANCE
For the six months ended June 30, 2005, the Class A shares of the Russell 2000 Index Portfolio returned -1.1%, compared to its benchmark, the Russell 2000 Index/1/, which returned -1.3%. The Portfolio's performance cannot exactly duplicate the Russell 2000 Index's return because of differences that primarily result from sampling, pricing, and transaction costs.

PORTFOLIO REVIEW
The Russell 2000 small capitalization benchmark under-performed the larger capitalization Standard & Poor's 500 Index/2/, by 0.4% for the first six months of the year. The Russell 2000 Index returned negative 5.3% in the first quarter and positive 4.4% in the second quarter. The Federal Reserve continued its measured increase in the Fed Funds Rate, raising its target rate by 1.00% since the beginning of the year to 3.25%. The price of oil surged above $60 per barrel in June, closing at approximately $57 per barrel at the end of the first half of the year. Some of the factors driving the equity markets included geopolitical concerns, energy prices, Federal Reserve interest rate policy, corporate earnings, and unemployment rates.

Six of the twelve Russell 2000 sectors experienced positive returns for the first six months of 2005. The Other Energy sector, which had a beginning-of-year benchmark weight of 4.8%, was the best-performing sector, up 20.3%, and had the largest positive impact on the benchmark return. The next best-performing sectors were Integrated Oils (0.1% beginning weight), Utilities (4.2% beginning weight), and Consumer Staples (1.6% beginning weight), up 19.1%, 12.2%, and 7.8%, respectively. Technology (12.6% beginning weight) was the worst-performing sector, down 11.4%, and had the largest negative impact to the benchmark return. The next worst-performing sectors were Auto and Transportation (4.5% beginning weight) and Materials and Processing (10.2% beginning weight), down 8.8% and 5.6%, respectively. Financial Services, which had the largest beginning-of-year weight in the benchmark of 23.7%, returned negative 1.4%.

The stocks with the largest positive impact to the benchmark return during the first six months of 2005 were SOUTHWESTERN ENERGY, up 71.2%, TESORO, up 49.8%, and CMS ENERGY, up 45.1%. The stocks with the largest negative impact to the benchmark return were TASER INTERNATIONAL, down 68.2%, AK STEEL, down 55.7%, and BROCADE COMMUNICATIONS SYSTEMS, down 49.2%.

On June 24, 2005 Frank Russell underwent their annual reconstitution. In total, 283 companies were added to the Russell 2000 Index and 301 were deleted. The difference of 18 names is due to IPO additions on a quarterly basis and attrition throughout the period between annual reconstitutions. The post rebalance average market capitalization of a Russell 2000 constituent is roughly $1 billion. The annual Russell 2000 reconstitution generated approximately 34% turnover.

* The views expressed above are those of the subinvestment advisor firm as of June 30, 2005 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ The Russell 2000(R) Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000 Index. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/2/ The Standard & Poor's (S&P) 500(R) Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

                                    MSF-48

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO




            A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 INDEX

                                    [CHART]

                  Russell 2000 Index             Russell 2000
                  Portfolio Class A                 Index
                  ------------------             ------------
    Nov-98            $10,000                      $10,000
    Jun-99             11,630                       11,540
    Jun-00             13,256                       13,193
    Jun-01             13,199                       13,268
    Jun-02             11,976                       12,127
    Jun-03             11,721                       11,928
    Jun-04             15,551                       15,908
    Jun-05             16,989                       17,411


--------------------------------------------------------------------------------
                  AVERAGE ANNUAL RETURNS AS OF JUNE 30, 2005
--------------------------------------------------------------------------------

                              RUSSELL 2000 INDEX PORTFOLIO RUSSELL 2000
                              CLASS A   CLASS B   CLASS E     INDEX
              6 Months         -1.1%     -1.3%     -1.2%       -1.3%
              1 Year            9.2       8.9       9.1         9.5
              5 Years           5.1       N/A       N/A         5.7
              Since Inception   8.3       8.0       7.3         8.7

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 11/9/98, 1/2/01 and 5/1/01, respectively. Index since inception return is based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

                   PORTFOLIO COMPOSITION AS OF JUNE 30, 2005


                                 TOP HOLDINGS

                                                   % OF TOTAL
                                                   NET ASSETS
                                                   ----------
                   ISHARES RUSSELL 2000 INDEX FUND    2.9%
                   CIMAREX ENERGY CO..............    0.3%
                   AMYLIN PHARMACEUTICALS, INC....    0.2%
                   CAL DIVE INTERNATIONAL, INC....    0.2%
                   AEROPOSTALE, INC...............    0.2%
                   BANCORPSOUTH, INC..............    0.2%
                   STERIS CORP....................    0.2%
                   NICOR, INC.....................    0.2%
                   HUGHES SUPPLY, INC.............    0.2%
                   GAYLORD ENTERTAINMENT CO.......    0.2%


                                  TOP SECTORS

                                              % OF TOTAL
                                             MARKET VALUE
                                             ------------
                      FINANCIAL SERVICES....    23.7%
                      CONSUMER DISCRETIONARY    19.4%
                      TECHNOLOGY............    13.3%
                      HEALTH CARE...........    12.0%
                      MATERIALS & PROCESSING     9.1%
                      PRODUCER DURABLES.....     7.6%
                      OTHER ENERGY..........     4.9%
                      UTILITIES.............     3.8%
                      AUTO & TRANSPORTATION.     3.6%
                      CONSUMER STAPLES......     2.0%


                                    MSF-49

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO

MANAGED BY T. ROWE PRICE ASSOCIATES, INC.
PORTFOLIO MANAGER COMMENTARY*



PORTFOLIO PERFORMANCE
For the six months ended June 30, 2005, the Class A shares of the T. Rowe Price Small Cap Growth Portfolio returned 2.0%, compared to its benchmark, the Russell 2000 Growth Index/1/, which returned -3.6%. The average return of its peer group, the Lipper Variable Insurance Products Small-Cap Growth Funds Universe/2/, was -0.2% over the same period.

PORTFOLIO REVIEW
Small-cap growth stocks generally declined in the first half of 2005, as modest second-quarter gains were not enough to offset first-quarter losses. The market's attempts to advance were hindered by concerns about the pace of economic growth amid surging oil prices--which reached $60 per barrel in late June--and rising short-term interest rates.

The Portfolio surpassed its benchmark due to favorable stock selection across various sectors, especially Health Care and Consumer Discretionary. We maintained a broadly diversified portfolio of small-cap growth stocks. At the end of June, the Portfolio's assets were spread across approximately 300 securities, and no individual holding represented more than 1.3% of Portfolio assets. Casting such a wide net is a key tool for risk management, as it can reduce the potentially negative impact of a given stock on the entire portfolio. In addition, such broad diversification provides greater opportunities than more concentrated portfolios to have some exposure to the stocks and sectors that perform best.

Our sector allocations, which are usually not dramatically different from those of broad small-cap growth benchmarks and portfolios, did not change very much since the end of 2004. The Information Technology sector, our largest, fared worst in the last six months. All underlying industries declined, led by electronic equipment firms and traditional software companies. Internet software and IT services companies held up fairly well.

Health Care stocks contributed substantially to our results. Providers and services companies performed particularly well, especially COMPUTER PROGRAMS AND SYSTEMS, ADVISORY BOARD, COVENTRY HEALTH CARE, and ACCREDO HEALTH. We eliminated ACCREDO after MEDCO HEALTH SOLUTIONS announced that it would acquire the company. Health care equipment and supply companies were less robust. In contrast, our biotechnology shares were lackluster, and our pharmaceutical holdings generally declined.

Stock selection in the Consumer Discretionary sector also contributed greatly to our performance advantage. Specialty retailers fared best, with O'REILLY AUTOMOTIVE and MICHAEL'S STORES, which sells arts and crafts supplies, among our largest contributors to performance. Homebuilder TOLL BROTHERS, which continued to benefit from the real estate boom, was also robust. On the downside, media stocks continued to disappoint.

Companies in the Industrials and Business Services sectors generally declined, as gains in commercial services and supply companies--such as CORPORATE EXECUTIVE BOARD and medical waste management company STERICYCLE--were offset by weakness in other segments. Airlines and road and rail stocks fared worst in the sector amid surging fuel costs, though DOLLAR THRIFTY AUTO GROUP, which leases and rents vehicles, bucked the negative trend.


* The views expressed above are those of the subinvestment advisor firm as of June 30, 2005 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ The Russell 2000(R) Growth Index is an unmanaged measure of performance of those Russell 2000 companies (small capitalization companies) that have higher price-to-book ratios and higher forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/2/ Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

                                    MSF-50

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO



        A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 GROWTH INDEX

                                    [CHART]

                 T. Rowe Price Small Cap
                 Growth Portfolio Class A         Russell 2000 Growth Index
                 ------------------------         -------------------------
3/3/1997                $10,000                           $10,000
  Jun-97                 10,990                            10,926
  Jun-98                 12,491                            12,367
  Jun-99                 12,671                            13,393
  Jun-00                 16,722                            17,196
  Jun-01                 13,777                            13,182
  Jun-02                 10,854                             9,886
  Jun-03                 11,314                             9,954
  Jun-04                 14,283                            13,095
  Jun-05                 15,224                            13,656

--------------------------------------------------------------------------------

                   AVERAGE ANNUAL RETURNS AS OF JUNE 30, 2005
              ----------------------------------------------------
                              T. ROWE PRICE SMALL CAP
                                 GROWTH PORTFOLIO     RUSSELL 2000
                              CLASS A CLASS B CLASS E GROWTH INDEX
              6 Months          2.0%    1.9%    1.9%      -3.6%
              1 Year            6.6     6.5     6.5        4.3
              5 Years          -1.9     N/A     N/A       -4.5
              Since Inception   5.2    16.9     2.9        3.8

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 3/3/97, 7/30/02 and 5/1/01, respectively. Index since inception return is based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                   PORTFOLIO COMPOSITION AS OF JUNE 30, 2005


                                 TOP HOLDINGS

                                                    % OF TOTAL
                                                    NET ASSETS
                                                    ----------
                  THE CORPORATE EXECUTIVE BOARD CO.    1.3%
                  NEXTEL PARTNERS, INC. (CLASS A)..    1.2%
                  THE ADVISORY BOARD CO............    1.2%
                  COMPUTER PROGRAMS & SYSTEMS, INC.    1.1%
                  STATION CASINOS, INC.............    1.0%
                  AVID TECHNOLOGY, INC.............    0.9%
                  RESPIRONICS, INC.................    0.9%
                  COVENTRY HEALTH CARE, INC........    0.9%
                  ENGINEERED SUPPORT SYSTEMS, INC..    0.9%
                  UTI WORLDWIDE, INC...............    0.9%


                                  TOP SECTORS

                                              % OF TOTAL
                                             MARKET VALUE
                                             ------------
                      INFORMATION TECHNOLOGY    25.9%
                      HEALTH CARE...........    22.6%
                      CONSUMER DISCRETIONARY    22.3%
                      INDUSTRIALS...........    11.8%
                      FINANCIALS............     5.8%
                      ENERGY................     5.8%
                      CONSUMER STAPLES......     1.9%
                      TELECOMMUNICATIONS....     1.9%
                      MATERIALS.............     0.8%
                      CASH/OTHER............     1.2%


                                    MSF-51

METROPOLITAN SERIES FUND, INC.

 FI INTERNATIONAL STOCK PORTFOLIO

MANAGED BY FIDELITY MANAGEMENT & RESEARCH COMPANY
PORTFOLIO MANAGER COMMENTARY*

PORTFOLIO PERFORMANCE
For the six months ended June 30, 2005, the Class A shares of the FI International Stock Portfolio returned -0.8%, compared to its benchmark, the Morgan Stanley Capital International (MSCI) EAFE Index/1/, which returned -1.2%. The average return of its peer group, the Lipper Variable Insurance Products International Core Funds Universe/2/, was -0.8% over the same period.

PORTFOLIO REVIEW
Performance in international markets was mixed through the first six months of the year with smaller countries outperforming larger countries. MSCI Europe was nearly flat, hampered by the Euro depreciating to its lowest level versus the dollar in over a year. MSCI Japan was down 5.8% on the back of falling exports and higher oil prices limiting economic growth. International developed markets as a whole were down about 1% year-to-date, as measured by MSCI EAFE. Emerging markets continued to lead the way as the MSCI Emerging Markets Index was up 6.3% through June. In the developed markets, Energy and Utilities were the big gainers returning 12.8% and 3.7% respectively. The Health Care, Industrial, and Materials sectors also posted modest gains. All other sectors were negative year to date.

In this environment, despite posting mildly negative returns, FI International Stock Portfolio slightly outperformed the MSCI EAFE Index. Astute stock selection and an overweighting relative to the index in the Consumer Discretionary sector contributed most to the Portfolio's relative return. Favorable stock selection in out-of-benchmark Information Technology names further benefited Portfolio performance. On the down side, stock selection and an underweight in the Materials sector detracted most from the Portfolio's relative performance. Selected Energy names also hurt relative performance.

* The views expressed above are those of the subinvestment advisor firm as of June 30, 2005 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ The Morgan Stanley Capital International (MSCI) EAFE(R) Index is an unmanaged, commonly used measure of performance for Europe, Australasia and the Far East. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/2/ Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

                                    MSF-52

METROPOLITAN SERIES FUND, INC.

 FI INTERNATIONAL STOCK PORTFOLIO



             A $10,000 INVESTMENT COMPARED TO THE MSCI EAFE INDEX

                                    [CHART]

                FI International
            Stock Portfolio Class A       MSCI EAFE Index
            -----------------------       ---------------
Jun-95            $10,000                       $10,000
Jun-96             10,558                        11,328
Jun-97             11,587                        12,782
Jun-98             12,223                        13,562
Jun-99             12,761                        14,595
Jun-00             14,222                        17,099
Jun-01             11,013                        13,063
Jun-02              9,810                        11,823
Jun-03              8,967                        11,059
Jun-04             11,278                        14,639
Jun-05             12,624                        16,637


--------------------------------------------------------------------------------
                  AVERAGE ANNUAL RETURNS AS OF JUNE 30, 2005
--------------------------------------------------------------------------------

                               FI INTERNATIONAL STOCK PORTFOLIO    MSCI
                               CLASS A    CLASS B    CLASS E    EAFE INDEX
               6 Months         - 0.8%     - 1.0%     - 0.9%      - 1.2%
               1 Year            11.9       11.6       11.8        13.7
               5 Years          - 2.4        N/A        N/A       - 0.6
               10 Years           2.4        N/A        N/A         5.2
               Since Inception     --        6.6        1.5          --

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 5/1/91, 5/1/02 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                   PORTFOLIO COMPOSITION AS OF JUNE 30, 2005


                                 TOP HOLDINGS

                                                     % OF TOTAL
                                                     NET ASSETS
                                                     ----------
                 BP, PLC. (ADR).....................    2.8%
                 VODAFONE GROUP, PLC................    2.4%
                 TOTAL S.A..........................    2.2%
                 ROCHE HOLDING AG...................    1.9%
                 NOKIA CORP. (ADR)..................    1.7%
                 ALLIANZ AG.........................    1.6%
                 NOVARTIS AG........................    1.5%
                 DEUTSCHE TELEKOM AG (ADR)..........    1.5%
                 SHELL TRANSPORT & TRADING CO., PLC.    1.3%
                 TELEWEST GLOBAL, INC...............    1.3%




                                 TOP COUNTRIES

                                          % OF TOTAL
                                          NET ASSETS
                                          ----------
                           JAPAN.........   20.2%
                           FRANCE........   13.1%
                           UNITED KINGDOM   11.7%
                           GERMANY.......   11.2%
                           SWITZERLAND...    8.8%
                           NETHERLANDS...    4.6%
                           ITALY.........    4.6%
                           UNITED STATES.    3.4%
                           TAIWAN........    2.6%
                           BRAZIL........    2.2%


                                    MSF-53

METROPOLITAN SERIES FUND, INC.

 MORGAN STANLEY EAFE INDEX PORTFOLIO

MANAGED BY METROPOLITAN LIFE INSURANCE COMPANY
PORTFOLIO MANAGER COMMENTARY*


PORTFOLIO PERFORMANCE
For the six months ended June 30, 2005, the Class A shares of the Morgan Stanley EAFE Index Portfolio returned -1.7%, compared to its benchmark, the Morgan Stanley Capital International (MSCI) EAFE Index/1/, which returned -1.2%. Dividend income accounted for 1.6% of the mid-year total return of the Index. The Portfolio's performance cannot exactly duplicate the MSCI EAFE Index's return because of differences that primarily result from sampling, pricing, and transaction costs.

PORTFOLIO REVIEW
The Index decreased 0.2% for the first quarter of the year and continued to fall during the second quarter, decreasing another 1.0%. Some of the factors affecting the foreign equity markets included geopolitical concerns, energy prices, foreign exchange rates, corporate earnings, and unemployment rates.

For the first half of the year, twelve of the EAFE countries experienced positive returns, while nine countries posted negative returns. The two countries with the largest absolute negative returns were Portugal, down 10.9%, and Ireland, down 8.5%, but they did not have a large impact on performance because of their small weighting in the Index. Japan, which comprised 21.9% of the Index at last year-end, had the largest negative contribution to the Index, down 5.8%. The three countries with the largest absolute positive returns were:
Norway, up 14.0%; Austria, up 8.3%; and Denmark, up 7.8%. Australia, which comprised 5.1% of the Index at last year-end, had the largest positive contribution to the Index, up 6.3%. The United Kingdom, which had the largest weight of the Index (25% at last year-end), had a relatively flat return for the first two quarters of 2005, increasing only 1.0%.

Three stocks, SHELL TRANSPORT & TRADING, up 17.8%; ROYAL DUTCH PETROLEUM, up 17.3%; and BP, up 8.5%, had the largest positive impact on the Index's return during the period. SEMBCORP MARINE, up 92.9%, had the highest return for the period, but no significant impact on the overall Index return due to its minimal weight. The three largest negative impacts came from TELEFONICA, down 11.7%; TOYOTA MOTOR, down 11.4%; and VODAFONE, down 8.7%.

* The views expressed above are those of the subinvestment advisor firm as of June 30, 2005 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ The Morgan Stanley Capital International (MSCI) EAFE(R) Index is an unmanaged, commonly used measure of performance for Europe, Australasia and the Far East. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.


                                    MSF-54

METROPOLITAN SERIES FUND, INC.

 MORGAN STANLEY EAFE INDEX PORTFOLIO



             A $10,000 INVESTMENT COMPARED TO THE MSCI EAFE INDEX

                                    [CHART]

                 Morgan Stanley EAFE
               Index Portfolio Class A             MSCI EAFE Index
               -----------------------             ---------------
    Nov-98          $10,000                           $10,000
    Jun-99           11,192                            11,086
    Jun-00           12,916                            12,988
    Jun-01            9,865                             9,922
    Jun-02            8,862                             8,980
    Jun-03            8,232                             8,400
    Jun-04           10,850                            11,119
    Jun-05           12,194                            12,637

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL RETURNS AS OF JUNE 30, 2005
--------------------------------------------------------------------------------

                               MORGAN STANLEY EAFE INDEX PORTFOLIO    MSCI
                               CLASS A     CLASS B     CLASS E     EAFE INDEX
               6 Months         -1.7%       -1.9%       -1.8%         -1.2%
               1 Year           12.4        12.0        12.3          13.7
               5 Years          -1.1         N/A         N/A          -0.6
               Since Inception   3.0         1.0         2.9           3.6

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 11/9/98, 1/2/01 and 5/1/01, respectively. Index since inception return is based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                   PORTFOLIO COMPOSITION AS OF JUNE 30, 2005


                                 TOP HOLDINGS

                                                 % OF TOTAL
                                                 NET ASSETS
                                                 ----------
                    ISHARES MSCI EAFE INDEX FUND    4.9%
                    BP, PLC.....................    2.4%
                    HSBC HOLDINGS, PLC..........    1.9%
                    VODAFONE GROUP, PLC.........    1.7%
                    GLAXOSMITHKLINE, PLC........    1.5%
                    ROYAL DUTCH PETROLEUM CO....    1.4%
                    TOTAL S.A...................    1.4%
                    NOVARTIS AG.................    1.2%
                    TOYOTA MOTOR CORP...........    1.1%
                    NESTLE S.A..................    1.1%



                                 TOP COUNTRIES

                                          % OF TOTAL
                                          NET ASSETS
                                          ----------
                           UNITED KINGDOM   23.7%
                           JAPAN.........   20.6%
                           FRANCE........    8.9%
                           GERMANY.......    6.5%
                           SWITZERLAND...    6.4%
                           UNITED STATES.    5.5%
                           AUSTRALIA.....    5.2%
                           NETHERLANDS...    4.7%
                           SPAIN.........    3.8%
                           ITALY.........    3.7%


                                    MSF-55

METROPOLITAN SERIES FUND, INC.

 OPPENHEIMER GLOBAL EQUITY PORTFOLIO (FORMERLY SCUDDER GLOBAL EQUITY PORTFOLIO)

MANAGED BY OPPENHEIMERFUNDS, INC.
PORTFOLIO MANAGER COMMENTARY*


On May 1, 2005, OppenheimerFunds, Inc. succeeded Deutsche Investment Management Americas Inc. as subadviser to the Portfolio, and the Portfolio's name was changed from Scudder Global Equity Portfolio to Oppenheimer Global Equity Portfolio.

PORTFOLIO PERFORMANCE
For the six months ended June 30, 2005, the Class A shares of the Oppenheimer Global Equity Portfolio returned 1.8%, compared to its benchmark, the Morgan Stanley Capital International (MSCI) World Index/1/, which returned -0.7%. The average return of its peer group, the Lipper Variable Insurance Products Global Growth Funds Universe/2/, was -0.1% over the same period.

PORTFOLIO REVIEW
THE FOLLOWING SECTION WAS PREPARED BY DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC. AND REFERS TO THE PERIOD DURING 2005 WHEN IT SERVED AS THE PORTFOLIO'S SUBADVISER (JANUARY 1, 2005 THROUGH APRIL 30, 2005):

Global equities finished lower during the first four months of the year, pressured by surging energy and commodity prices. Oil approached record levels, and goods such as coffee, soybeans and cotton rose at least 15%. Demand in the U.S. and China, where increased bank lending allowed companies a greater ability to make purchases, fueled much of the increase in prices. Weak U.S. economic data emerging in April also helped to keep equities lower.

The four-month period from January 1, 2005 through April 30, 2005 was challenging for the Portfolio, although it fell less than its benchmark, the Morgan Stanley Capital International (MSCI) World Index (-2.1% vs. -3.3%). While an increase in oil prices aided returns in our Energy holdings, we saw weakness in certain gold-related and Japanese stocks. Volatile commodity prices contributed to the sell-off among our holdings leveraged to the price of gold. South Africa's GOLDFIELDS lost ground as the effects of its takeover bid by HARMONY GOLD, as well as the falling rand, weighed on the stock. Lower production and higher cash costs led to lower quarterly profits for U.S.-based NEWMONT MINING, which also fell during the period. Canada's PLACER DOME lost ground as well. Also detracting from performance were some of our Japanese holdings. NOMURA HOLDINGS fell during the period. The company's profit dropped 63% in the first quarter, due to a decline in its underwriting business and greater hiring costs attributable to overseas expansion. Also lagging was MITSUI FUDOSAN, which fell as domestic economic concerns weighed on the real-estate sector in Japan.

Providing positive contribution to performance were some of our Energy stocks, many of which are leveraged to oil and natural gas. The spike in energy prices over the period helped these names rally. Among the best performers were CONOCOPHILLIPS and ANADARKO PETROLEUM, both based in the United States. Within this same theme, Russia also proved positive: oil giant LUKOIL finished strongly.

THE FOLLOWING SECTION WAS PREPARED BY OPPENHEIMERFUNDS, INC. AND REFERS TO THE PERIOD WHEN IT SERVED AS THE PORTFOLIO'S SUBADVISER (MAY 1, 2005 TO JUNE 30,
2005):

Although the stock market environment was not ideal, we were not overly concerned with the short term because our investment orientation remained long term. We focused on companies in businesses that we believe are growing faster than gross national product (GNP), that have sustainable returns, greater than their cost of capital and that are available for a bargain price.

During the period from May 1, 2005 to June 30, 2005, the Portfolio returned 3.9% compared to the 2.7% return of the Morgan Stanley Capital International
(MSCI) World Index. The "new technology" theme provided strong performance during the period. TELEFONAKTIEBOLAGET LM ERICSSON, an outstanding business that has leading positions in the mobile communications field, was available at a very reasonable price and generated substantial free cash flow. Companies within the "mass affluence" theme also provided positive returns. Top performers included Swedish fashion retailer HENNES & MAURITZ, which is growing its store base and margins across Europe and the United States. PHILIPS, a company in our "restructuring" theme, generated positive performance as it continued to focus on core competencies and eliminated low return businesses.

Detractors to performance included a leading provider of casino gaming equipment, INTERNATIONAL GAME TECHNOLOGY, whose stock declined as equipment sales slowed. We continued to hold this company's stock based on our positive assessment of the long-term future of the casino gaming industry. We eliminated our position in HOYA CORP., a leader in optical technology, which declined as business prospects worsened.

There are some risks on the horizon, including interest rate and inflation concerns, oil prices, and geopolitical uncertainties. We do not however, currently intend to change our theme driven, fundamental investment style.

* The views expressed above are those of the subinvestment advisor firm as of June 30, 2005 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ The Morgan Stanley Capital International (MSCI) World(R) Index is a capitalization weighted index that measures performance of stocks from around the world. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/2/ Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.


                                    MSF-56

METROPOLITAN SERIES FUND, INC.

 OPPENHEIMER GLOBAL EQUITY PORTFOLIO (FORMERLY SCUDDER GLOBAL EQUITY PORTFOLIO)



             A $10,000 INVESTMENT COMPARED TO THE MSCI WORLD INDEX

                                    [CHART]

                Oppenheimer Global
              Equity Portfolio Class A            MSCI World Index
              ------------------------            ----------------
   Mar-97           $10,000                           $10,000
   Jun-97            10,800                            11,275
   Jun-98            12,729                            13,196
   Jun-99            13,795                            15,263
   Jun-00            15,666                            17,124
   Jun-01            14,238                            13,648
   Jun-02            12,509                            11,572
   Jun-03            11,800                            11,297
   Jun-04            14,504                            14,009
   Jun-05            17,053                            15,417

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL RETURNS AS OF JUNE 30, 2005
--------------------------------------------------------------------------------

                              OPPENHEIMER GLOBAL EQUITY PORTFOLIO    MSCI
                              CLASS A     CLASS B     CLASS E     WORLD INDEX
              6 Months          1.8%        1.7%        1.8%         -0.7%
              1 Year           17.6        17.4        17.5          10.1
              5 Years           1.7         N/A         N/A          -2.1
              Since Inception   6.6        12.2         3.4           5.3

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 3/3/97, 4/26/04 and 5/1/01, respectively. Index since inception return is based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

                   PORTFOLIO COMPOSITION AS OF JUNE 30, 2005


                                 TOP HOLDINGS

                                                        % OF TOTAL
                                                        NET ASSETS
                                                        ----------
              VODAFONE GROUP, PLC......................    3.2%
              TELEFONAKTIEBOLAGET LM ERICSSON (CLASS B)    2.9%
              HENNES & MAURITZ AB (SERIES B)...........    2.0%
              RECKITT BENCKISER, PLC...................    1.8%
              SANOFI-AVENTIS...........................    1.8%
              ROYAL BANK OF SCOTLAND GROUP, PLC........    1.7%
              TRANSOCEAN, INC..........................    1.5%
              SIRIUS SATELLITE RADIO, INC..............    1.5%
              HUSKY ENERGY, INC........................    1.3%
              KDDI CORP................................    1.2%


                                 TOP COUNTRIES

                                          % OF TOTAL
                                          NET ASSETS
                                          ----------
                           UNITED STATES.   37.4%
                           UNITED KINGDOM   14.3%
                           JAPAN.........    8.3%
                           FRANCE........    6.9%
                           SWEDEN........    5.2%
                           GERMANY.......    3.9%
                           CAYMAN ISLAND.    3.6%
                           CANADA........    2.7%
                           SOUTH KOREA...    2.5%
                           MEXICO........    2.4%


                                    MSF-57

METROPOLITAN SERIES FUND, INC.

 BLACKROCK DIVERSIFIED PORTFOLIO

MANAGED BY BLACKROCK ADVISORS, INC.
PORTFOLIO MANAGER COMMENTARY*


On January 31, 2005, BlackRock Advisors, Inc. ("BlackRock") succeeded State Street Research & Management Company ("State Street Research") as subadviser to the Portfolio, and the Portfolio's name was changed from State Street Research Diversified Portfolio to BlackRock Diversified Portfolio. This commentary was prepared by BlackRock.

PORTFOLIO PERFORMANCE
For the six months ended June 30, 2005, the Class A shares of the BlackRock Diversified Portfolio returned 0.3%, compared to its benchmark, a blend of the Standard & Poor's 500 Index/1/ (60%) and the Lehman Brothers Aggregate Bond Index/2/ (40%), which returned 0.6%. The average return of its peer group, the Lipper Variable Insurance Products Balanced Funds Universe/3/, was 0.5% over the same period.

PORTFOLIO REVIEW
Throughout the six-month period, we maintained an allocation of approximately 65% in equities and 35% in bonds based on the view that equities offered better return potential than fixed income securities based on relative valuations between the asset classes. Our overall Portfolio performance was hurt in the period by our moderate overweight of 65% in equities versus the benchmark 60%, as equities underperformed bonds.

The first half of 2005 turned out to be more challenging for the equity markets than we anticipated as corporate earnings decelerated and global economic activity grew at a more modest pace than in the past two years. Energy prices continued their climb to new highs, with oil prices rising 30% over the period, threatening corporate earnings and consumer spending. The equity market suffered more in the first quarter, with the S&P 500 Index declining 2.4%, while rebounding in the second quarter with a gain of 1.36%. The Lehman Brothers Aggregate Bond Index on the other hand lost 0.48% in first quarter and gained 3% in the second quarter as foreign demand for U.S. fixed income drove yields down. At the end of the period, we continued to hold our moderately overweighted allocation in equity.

For the equity portion of the Portfolio, the BlackRock core quantitative model was solidly predictive for the period, with strength coming from both the valuation and earnings expectation components of the model. Analyzing the sector-relative returns, excess return for the period was widespread, coming from more than half of our sectors. The strongest performing sectors were Consumer Cyclicals, Financials, Basic Materials and Energy. Within these sectors, specific names which added to out performance included PULTE HOMES, NORDSTROM, PRUDENTIAL FINANCIAL, CONSOL ENERGY, NEWFIELD EXPLORATION, and CONCOPHILLIPS. All of these names were highly ranked holdings in the Portfolio during the quarter. The weakest performing sectors were Technology and Consumer Services. The Portfolio was hurt by overweight positions in IBM and WALT DISNEY. IBM fell 16% in April although it rallied off its intra-quarter lows toward the end of June.

For the bond portion of the Portfolio, a defensive position was maintained with respect to interest rates and yield curve. During the first half, the Portfolio maintained a short duration position versus the benchmark. At June 30, the Portfolio's yield curve positioning was barbelled with the underweight concentrated in the 3- to 10-year part of the curve (and an overweight at both the short and long end of the yield curve). In the first half of the year, the Portfolio maintained an underweight in Corporate Bonds on a duration basis. Within Corporates, there has been a bias towards financials and higher quality credits.

The Portfolio benefited from its barbell curve positioning. The underweighting in Corporates and overweight in Collateralized Mortgage Backed Securities
(CMBS) were positive contributors during the period. The Portfolio's limited exposure to the "plus" sector of emerging markets contributed to return as this sector had duration-adjusted excess returns versus Treasuries of 2.05%. Security selection in high yield was a positive contributor to performance and we continued to focus on higher credit quality names. The Portfolio's small non-dollar allocation was a detractor as the U.S. dollar outperformed the Yen and Euro. Security selection in pass-throughs detracted from returns during the period. Overall, we maintained an underweight position in mortgages.

* The views expressed above are those of the subinvestment advisor firm as of June 30, 2005 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ The Standard & Poor's (S&P) 500(R) Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/2/ Lehman Brothers(R) Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC. The Index performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/3/ Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.


                                    MSF-58

METROPOLITAN SERIES FUND, INC.

 BLACKROCK DIVERSIFIED PORTFOLIO



       A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX AND THE LEHMAN
                         BROTHERS AGGREGATE BOND INDEX

                                    [CHART]

         BlackRock Diversified                      Lehman Brothers Aggregate
           Portfolio Class A     S&P 500 Index              Bond Index
         ---------------------   -------------      -------------------------
Jun-95         $10,000             $10,000                   $10,000
Jun-96          11,644              12,598                    10,502
Jun-97          14,132              16,967                    11,358
Jun-98          17,117              22,082                    12,555
Jun-99          18,972              27,108                    12,950
Jun-00          20,507              29,075                    13,541
Jun-01          19,062              24,766                    15,061
Jun-02          16,870              20,314                    16,361
Jun-03          17,685              20,364                    18,062
Jun-04          19,801              24,253                    18,120
Jun-05          21,141              25,786                    19,353


--------------------------------------------------------------------------------
                  AVERAGE ANNUAL RETURNS AS OF JUNE 30, 2005
--------------------------------------------------------------------------------

                      BLACKROCK DIVERSIFIED PORTFOLIO S&P 500   LEHMAN BROTHERS
                      CLASS A    CLASS B    CLASS E    INDEX  AGGREGATE BOND INDEX
      6 Months          0.3%       0.2%       0.3%     -0.8%          2.5%
      1 Year            6.8        6.6        6.6       6.3           6.8
      5 Years           0.6        N/A        N/A      -2.4           7.4
      10 Years          7.8        N/A        N/A       9.9           6.8
      Since Inception    --        6.2        1.8        --            --

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 7/25/86, 4/26/04 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                   PORTFOLIO COMPOSITION AS OF JUNE 30, 2005


                                 TOP HOLDINGS

                                                      % OF TOTAL
                                                      NET ASSETS
                                                      ----------
                FEDERAL NATIONAL MORTGAGE ASSOCIATION    7.9%
                UNITED STATES TREASURY NOTES.........    3.5%
                GENERAL ELECTRIC CO..................    2.4%
                CITIGROUP, INC.......................    2.1%
                MICROSOFT CORP.......................    2.1%
                BANK OF AMERICA CORP.................    1.9%
                FEDERAL HOME LOAN MORTGAGE CORP......    1.9%
                INTEL CORP...........................    1.8%
                PFIZER, INC..........................    1.7%
                EXXON MOBIL CORP.....................    1.7%


                              TOP EQUITY SECTORS

                                            % OF EQUITY
                                            MARKET VALUE
                                            ------------
                       FINANCIAL SERVICES..     20.1%
                       TECHNOLOGY..........     17.3%
                       HEALTH CARE.........     13.3%
                       ENERGY..............      8.7%
                       CONSUMER (CYCLICALS)      7.9%

                           TOP FIXED INCOME SECTORS

                                               % OF FIXED INCOME
                                                 MARKET VALUE
                                               -----------------
                MORTGAGES.....................       26.8%
                INVESTMENT GRADE CORPORATE....       20.5%
                U.S. TREASURY.................       14.8%
                COLLATERALIZED MORTGAGE BACKED       11.1%
                AGENCIES......................       10.3%


                                    MSF-59

METROPOLITAN SERIES FUND, INC.

 MFS TOTAL RETURN PORTFOLIO

MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
PORTFOLIO MANAGER COMMENTARY*


PORTFOLIO PERFORMANCE
For the six months ended June 30, 2005, the Class A shares of the MFS Total Return Portfolio returned 0.9%, compared to its benchmark, a blend of the Standard & Poor's 500 Index/1/ (60%) and the Lehman Brothers Aggregate Bond Index/2/ (40%), which returned 0.6%. The average return of its peer group, the Lipper Variable Insurance Products Flexible Portfolio Funds Universe/3/, was 0.5% over the same period.

PORTFOLIO REVIEW
As 2005 began, the U.S. economy, in our view, entered the middle phase of the economic expansion that began in the spring of 2003. Some measures of the economy, such as earnings and GDP (gross domestic product) growth, eased from the rates we saw early in the recovery. U.S. stocks experienced considerable volatility throughout the six months ended June 30, 2005 and finished the period lower. Oil's repeated rise to record levels weighed on investor and business confidence as did concern about the credit quality of some major U.S. corporations and about rising interest rates. Despite persistent record U.S. budget and trade deficits, the dollar reversed course and gained significantly against the euro, which was weighed down by the region's slow growth and "no" votes by France and the Netherlands for the European Union's constitution. Despite the somewhat mixed picture presented by economic indicators throughout the period, the U.S. Federal Reserve Board raised its target for the federal funds rate four times, underlining its belief that inflationary pressures were more of a risk to the U.S. economy than a slowdown in growth. Overall, the period was marked by the continued recovery of global economies and improvements in corporate spending and earnings. The majority of global stock markets, excluding those in the United States, finished the period higher.

Relative to the Portfolio's equity benchmark (the Standard & Poor's 500 Index), Energy, Technology, and Financial Services were the strongest performing sectors during the six-month period. A combination of stock selection and allocation drove the Portfolio's returns in these areas. In the Energy sector, stock selection and an overweighted position boosted results for the Portfolio. Within the sector, our positioning in oil and gas exploration and production companies NOBLE, DEVON ENERGY, GLOBALSANTAFE, and UNOCAL were among the Portfolio's top equity contributors during the six month period. An underweighting in the poor-performing Technology sector was also beneficial. Our underweighted position in computer technology company IBM and our avoidance of online auctioneer EBAY helped, as both stocks significantly underperformed the S&P 500 Index. Stock selection in the Financial Services sector also aided results. Our investment in ALLSTATE and our avoidance of weak-performing insurer AIG contributed to relative performance over the period. Stocks in other areas that aided results included aerospace and defense firm LOCKHEED MARTIN and container and packaging manufacturer OWENS-ILLINOIS.

Detractors to equity performance included securities from the Utilities and Communications, Retailing, and Basic Materials sectors. Stock selection within the Utilities and Communications sector dampened relative results. Our positioning in telecommunications services provider VERIZON COMMUNICATIONS held back performance as the stock underperformed the S&P 500 Index . While the Retailing sector detracted overall from results over the period, no individual stocks within the sector were among the Portfolio's top equity detractors. In Basic Materials, weakness in paper companies BOWATER and INTERNATIONAL PAPER and disappointing results from container and packaging manufacturer SMURFIT-STONE, weighed on results. Although Technology was one of our strongest equity sectors, our positioning in NORTEL NETWORKS and our avoidance of chip giant INTEL hurt relative performance. Our underweighted position in integrated oil and gas company EXXON MOBIL also detracted from performance as the stock participated in the overall strong performance of the Energy sector. Positioning in media company VIACOM and industrial conglomerate TYCO INTERNATIONAL also held back relative results.

Relative to the Portfolio's fixed income benchmark, the Lehman Brothers Aggregate Bond Index, performance was enhanced by the Portfolio's duration. During the period, the Portfolio maintained a shorter duration than that of the Index, which added to relative results as interest rates rose. The Portfolio also benefited from allocations to banking, finance, and mortgage-related issues. Security selection in the Industrial sector also added to performance. Our holdings in TIPS (Treasury Inflation Protected Securities), as well as our positioning in "BBB"-rated securities, held back performance relative to our fixed income benchmark as both of those sectors underperformed the Index.

* The views expressed above are those of the subinvestment advisor firm as of June 30, 2005 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ The Standard & Poor's (S&P) 500(R) Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/2/ Lehman Brothers(R) Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC. The Index performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/3/ Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

                                    MSF-60

METROPOLITAN SERIES FUND, INC.

 MFS TOTAL RETURN PORTFOLIO



       A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX AND THE LEHMAN
                         BROTHERS AGGREGATE BOND INDEX

                                    [CHART]

               MFS Total Return                     Lehman Brothers Aggregate
              Portfolio Class A    S&P 500 Index            Bond Index
              -----------------    -------------    -------------------------
   Jun-95           $10,000            $10,000              $10,000
   Jun-96            11,823             12,598               10,502
   Jun-97            14,939             16,967               11,358
   Jun-98            18,396             22,082               12,555
   Jun-99            20,964             27,108               12,950
   Jun-00            21,655             29,075               13,541
   Jun-01            20,149             24,766               15,061
   Jun-02            19,693             20,314               16,361
   Jun-03            20,439             20,364               18,062
   Jun-04            22,715             24,253               18,120
   Jun-05            24,854             25,786               19,353

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL RETURNS AS OF JUNE 30, 2005
--------------------------------------------------------------------------------

                      MFS TOTAL RETURN PORTFOLIO S&P 500   LEHMAN BROTHERS
                      CLASS A  CLASS B  CLASS E   INDEX  AGGREGATE BOND INDEX
      6 Months          0.9%     0.8%     0.8%    -0.8%          2.5%
      1 Year            9.4      9.1      9.2      6.3           6.8
      5 Years           2.8      N/A      N/A     -2.4           7.4
      10 Years          9.5      N/A      N/A      9.9           6.8
      Since Inception    --      6.0      8.0       --            --

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 5/1/87, 5/1/02 and 4/26/04, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                   PORTFOLIO COMPOSITION AS OF JUNE 30, 2005


                                 TOP HOLDINGS

                                                          % OF TOTAL
                                                          NET ASSETS
                                                          ----------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION (POOLS)   13.1%
            UNITED STATES TREASURY NOTES.................    5.5%
            BANK OF AMERICA CORP.........................    2.3%
            FEDERAL HOME LOAN BANK.......................    2.3%
            UNITED STATES TREASURY BONDS.................    2.3%
            SPRINT CORP..................................    2.2%
            FEDERAL HOME LOAN MORTGAGE CORP. (POOLS).....    2.0%
            CITIGROUP, INC...............................    1.7%
            VERIZON COMMUNICATIONS, INC..................    1.5%
            JPMORGAN CHASE & CO..........................    1.5%



                              TOP EQUITY SECTORS

                                                % OF EQUITY
                                                MARKET VALUE
                                                ------------
                    FINANCIAL SERVICES.........    24.5%
                    UTILITIES & COMMUNICATION..    11.6%
                    ENERGY.....................    11.6%
                    HEALTH CARE................     8.2%
                    INDUSTRIAL GOODS & SERVICES     7.8%

                           TOP FIXED INCOME SECTORS

                                                  % OF FIXED INCOME
                                                    MARKET VALUE
                                                  -----------------
            MORTGAGE.............................       35.9%
            CORPORATE............................       23.6%
            GOVERNMENT...........................       22.0%
            AGENCY...............................       11.0%
            COMMERCIAL MORTGAGE-BACKED SECURITIES        4.0%


                                    MSF-61

METROPOLITAN SERIES FUND, INC.

 BLACKROCK BOND INCOME PORTFOLIO

MANAGED BY BLACKROCK ADVISORS, INC.
PORTFOLIO MANAGER COMMENTARY*


On January 31, 2005, BlackRock Advisors, Inc. ("BlackRock") succeeded State Street Research & Management Company as subadviser to the Portfolio, and the Portfolio's name was changed from State Street Research Bond Income Portfolio to BlackRock Bond Income Portfolio. This commentary was prepared by BlackRock.

PORTFOLIO PERFORMANCE
For the six months ended June 30, 2005, the Class A shares of the BlackRock Bond Income Portfolio returned 2.3%, compared to its benchmark, the Lehman Brothers Aggregate Bond Index/1/, which returned 2.5%. The average return of its peer group, the Lipper Variable Insurance Products Corporate Debt A Rated Funds Universe/2/, was 2.3% over the same period.

PORTFOLIO REVIEW
For the six-month period ended June 30, 2005, bonds posted positive returns. The Lehman Brothers Aggregate Bond Index rose 2.5% in the first half of the year. Bonds posted a slight loss in the first quarter as market participants reacted to signs of economic growth slowing and the Federal Reserve Board's (the "Fed") comments about inflationary pressures. General Motors (GM) announcement that earnings would fall short of estimates weighed on the corporate bond market and pushed credit spreads wider. Bonds performed better in the second quarter, despite negative news surrounding the auto sector. The credit ratings of both GM and Ford were subsequently downgraded by Standard & Poor's to below investment grade.

The Fed continued to remove monetary policy accommodation, increasing the federal funds target rate another 25 basis points at the last meeting of the period. This increase brought the target rate to 3.25% as of the end of June. Even after these actions, the Fed stated its continued belief that monetary policy remains accommodative and is providing ongoing support to economic activity. While the Fed continued on its path toward more "normal" short-term rates, market participants drove longer-maturity Treasuries lower on concerns about a global economic slowdown. At June 30, the 10-year Treasury yield finished just below the 4% level.

The Portfolio maintained a defensive position within fixed income with respect to interest rates and the yield curve. During the first half of 2005, the Portfolio maintained a short duration position versus the benchmark. At June 30, the Portfolio's yield curve positioning was barbelled with the underweight concentrated in the 3- to 10-year part of the curve (and an overweight in the short and long portion of the yield curve). In the first half of the year, the Portfolio maintained an underweight in corporate bonds on a duration basis. Within corporates, there was a bias towards financials and higher quality credits.

The Portfolio benefited from its barbell curve positioning. The underweighting in corporates and overweight in CMBS (Collateralized Mortgage-Backed Securities) were positive contributors during the period. The Portfolios limited exposure to the "plus" sector of emerging markets contributed to return as this sector had duration-adjusted excess returns versus Treasuries of 2.05%. Security selection in high yield was a positive contributor to performance and we continued to focus on higher credit quality names. The Portfolio's small non-dollar allocation was a detractor as the U.S. dollar outperformed the Yen and Euro. Security selection in pass-through securities detracted from returns during the period. Overall, we maintained an underweight position in mortgages.

* The views expressed above are those of the subinvestment advisor firm as of June 30, 2005 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ Lehman Brothers(R) Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC. The Index performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/2/ Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

                                    MSF-62

METROPOLITAN SERIES FUND, INC.

 BLACKROCK BOND INCOME PORTFOLIO



   A $10,000 INVESTMENT COMPARED TO THE LEHMAN BROTHERS AGGREGATE BOND INDEX

                                    [CHART]

                BlackRock Bond Income           Lehman Brothers
                Portfolio Class A             Aggregate Bond Index
                ---------------------         --------------------
   Jun-95              $10,000                       $10,000
   Jun-96               10,542                        10,502
   Jun-97               11,646                        11,358
   Jun-98               12,959                        12,555
   Jun-99               13,309                        12,950
   Jun-00               13,875                        13,541
   Jun-01               15,167                        15,061
   Jun-02               16,327                        16,361
   Jun-03               18,045                        18,062
   Jun-04               18,187                        18,120
   Jun-05               19,477                        19,353

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL RETURNS AS OF JUNE 30, 2005
--------------------------------------------------------------------------------

                          BLACKROCK BOND INCOME PORTFOLIO   LEHMAN BROTHERS
                          CLASS A    CLASS B    CLASS E   AGGREGATE BOND INDEX
          6 Months          2.3%       2.2%       2.2%            2.5%
          1 Year            7.1        6.8        6.9             6.8
          5 Years           7.0        N/A        N/A             7.4
          10 Years          6.9        N/A        N/A             6.8
          Since Inception    --        6.1        6.0              --

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 8/26/83, 5/1/01 and 4/23/02, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                   PORTFOLIO COMPOSITION AS OF JUNE 30, 2005


                                 TOP HOLDINGS

                                                       % OF TOTAL
                                                       NET ASSETS
                                                       ----------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION...   20.5%
              UNITED STATES TREASURY NOTES............   10.8%
              FEDERAL HOME LOAN MORTGAGE CORP.........    6.0%
              UNITED STATES TREASURY BONDS............    5.8%
              GOVERNMENT NATIONAL MORTGAGE ASSOCIATION    3.8%
              LB-UBS COMMERCIAL MORTGAGE TRUST........    2.7%
              GENERAL ELECTRIC CAPITAL CORP...........    2.7%
              CITIGROUP, INC..........................    2.5%
              FORD AUTO OWNER TRUST...................    1.9%
              FEDERAL HOME LOAN BANK..................    1.4%


                                  TOP SECTORS

                                                      % OF TOTAL
                                                     MARKET VALUE
                                                     ------------
               MORTGAGES............................    24.3%
               CORPORATE (INVESTMENT GRADE).........    21.3%
               U.S. TREASURY........................    17.6%
               COMMERCIAL MORTGAGE-BACKED SECURITIES    11.6%
               AGENCY...............................    10.1%
               ASSET BACKED SECURITIES..............     9.9%
               CORPORATE (HIGH YIELD)...............     3.0%
               FOREIGN (NON-DOLLAR).................     2.0%
               CASH/OTHER...........................     0.2%



                                    MSF-63

METROPOLITAN SERIES FUND, INC.

 LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO

MANAGED BY METROPOLITAL LIFE INSURANCE COMPANY
PORTFOLIO MANAGER COMMENTARY*

PORTFOLIO PERFORMANCE
For the six months ended June 30, 2005, the Class A shares of the Lehman Brothers Aggregate Bond Index Portfolio returned 2.4%, compared to its benchmark, the Lehman Brothers Aggregate Bond Index/1/, which returned 2.5% over the same period.

PORTFOLIO REVIEW
Interest rate volatility was high for the six-month period. Interest rates were up an average of 0.82% at the short-end and down 0.47% at the long-end of the curve during the six-month period ending June 30, 2005. This was the result of the Federal Reserve Board raising interest rates by 25 basis points or 0.25% four times during the period (for a total of a 1.00% increase). The yield on the 2-Year Treasury Note finished June at 3.63% (up from 3.07% at year-end), and the 30-year finished at 4.19% (down from 4.83% at year-end). Additionally, the yield curve was flatter: the spread between the 2 and 30 Year Treasury was narrower by 120 basis points at the end of June 2005 than it was at the end of December 2004.

Regarding the Fannie Mae accounting scandal of 2004, Fannie Mae's regulator said it needed more time to determine whether the largest U.S. mortgage finance company has improved its internal audit and financial reporting controls since breaking accounting rules. The regulator acknowledged that the management team had begun to implement a program to correct the shortcomings in internal controls, but that it was too early to gauge the effectiveness of the plan.

While rumors had circulated for months, May 2005 finally bore the historic Standard & Poors downgrades (to below investment grade) of Ford and General Motors (GM), causing the issuers to exit the Lehman Aggregate Bond Index at May month-end. These downgrades significantly impacted the Credit sector, which was the worst performing sector in the Index during the period. Within the Credit sector, bonds rated BBB (the lowest rating within investment grade) had the worst six-month performance.

Effective July 1, 2005, Fitch ratings will be used in the construction of the Lehman Brothers Aggregate Bond Index in addition to ratings from Moody's and S&P. With the inclusion of Fitch ratings, a new methodology will be applied where a security is assigned the median rating from the three agencies. Given the rule change, Ford will re-enter the Index on July 1, but GM will remain out of the Index since Moody's also downgraded the issuer to below investment grade.

* The views expressed above are those of the subinvestment advisor firm as of June 30, 2005 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ Lehman Brothers(R) Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC. The Index performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

                                    MSF-64

METROPOLITAN SERIES FUND, INC.

 LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO



   A $10,000 INVESTMENT COMPARED TO THE LEHMAN BROTHERS AGGREGATE BOND INDEX

                                    [CHART]

                   Lehman Brothers
                   Aggregate Bond               Lehman Brothers
                Index Portfolio Class A       Aggregate Bond Index
                -----------------------       --------------------
11/9/1998              $10,000                       $10,000
   Jun-99                9,949                        10,071
   Jun-00               10,390                        10,530
   Jun-01               11,498                        11,713
   Jun-02               12,387                        12,723
   Jun-03               13,682                        14,047
   Jun-04               13,674                        14,091
   Jun-05               14,564                        15,050


--------------------------------------------------------------------------------
                  AVERAGE ANNUAL RETURNS AS OF JUNE 30, 2005
--------------------------------------------------------------------------------

                          LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO   LEHMAN BROTHERS
                          CLASS A         CLASS B         CLASS E        AGGREGATE BOND INDEX
          6 Months          2.4%            2.2%            2.3%                 2.5%
          1 Year            6.5             6.2             6.4                  6.8
          5 Years           7.0             N/A             N/A                  7.4
          Since Inception   5.8             5.7             5.9                  6.3

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 11/9/98, 1/2/01 and 5/1/01, respectively. Index since inception return is based on Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                   PORTFOLIO COMPOSITION AS OF JUNE 30, 2005


                                  TOP HOLDINGS

                                                      % OF TOTAL
                                                      NET ASSETS
                                                      ----------
                FEDERAL NATIONAL MORTGAGE ASSOCIATION   31.9%
                UNITED STATES TREASURY NOTES.........   18.5%
                FEDERAL HOME LOAN MORTGAGE CORP......   10.5%
                UNITED STATES TREASURY BONDS.........    6.4%
                FEDERAL HOME LOAN BANK...............    1.8%
                REPUBLIC OF ITALY....................    0.8%
                HSBC HOLDINGS, PLC...................    0.8%
                UNITED MEXICAN STATES................    0.7%
                JPMORGAN CHASE COMMERCIAL MORTGAGE
                 SECURITIES CORP.....................    0.7%
                EOP OPERATING, L.P...................    0.6%


                                  TOP SECTORS

                                                      % OF TOTAL
                                                     MARKET VALUE
                                                     ------------
               MORTGAGE BACKED SECURITIES...........    34.7%
               TREASURY.............................    25.2%
               AGENCY...............................    10.5%
               INDUSTRIAL...........................     9.9%
               FINANCE..............................     8.0%
               NON-CORPORATE........................     4.2%
               COMMERCIAL MORTGAGE-BACKED SECURITIES     3.5%
               UTILITY..............................     2.0%
               ASSET BACKED SECURITIES..............     1.5%
               CASH/OTHER...........................     0.5%


                                    MSF-65

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO

MANAGED BY SALOMON BROTHERS ASSET MANAGEMENT, INC.
PORTFOLIO MANAGER COMMENTARY*



PORTFOLIO PERFORMANCE
For the six months ended June 30, 2005, the Class A shares of the Salomon Brothers Strategic Bond Opportunities Portfolio returned 2.11%, compared to its benchmark, the Lehman Brothers Aggregate Bond Index/1/, which returned 2.51%. The average return of its peer group, the Lipper Variable Insurance Products General Bond Funds Universe/2/, was 1.41% over the same period.

PORTFOLIO REVIEW
During the six months ended June 30, 2005, fixed income markets were primarily driven by Federal Reserve Board ("Fed") activity, employment and inflation data. Continued "measured" increases in interest rates engineered by the Fed, stronger economic indicators, and signs of higher inflation contributed to weaker investor sentiment and increased U.S. Treasury market volatility during the first three months of the year. However, bond markets picked up in the second quarter on the back of weaker manufacturing surveys, U.S. auto sector downgrades, higher oil prices, and declining economic activity in Europe. The yield curve continued to flatten throughout the six months, even as the Federal Reserve hiked rates another 100 basis points (1.00%), and 10-year U.S. Treasury yields fell through 4.00% to levels not seen in over a year.

The Fed's four "measured" 25-basis-point (0.25%) hikes during the period brought the Fed Funds rate to 3.25% from 2.25% by period end. As the market fully expected each 25-basis-point hike in the Federal Funds rate during the period--thanks to the Fed's well-advertised intentions to raise rates at a measured pace--investors spent much of the period dissecting language from the Fed for clues on its assessment of the U.S. economy and the pace of rate hikes. The Fed reiterated throughout the period that it would continue to increase rates "at a pace that is likely to be measured". However, the Fed's stated willingness to use "appropriate monetary policy action" to keep inflation risks balanced contributed to rising short-term bond yields through the six month period.

Slowing global growth, rising inflation, and surging oil prices undoubtedly restrained economic activity during the period, with Gross Domestic Product ("GDP") declining to 3.8% growth in first quarter 2005 from first quarter 2004's 4.5% pace. However, underlying economic activity remained relatively strong. Core inflation rates--which picked up markedly in the first three months of the year--moderated in the second quarter. The core Personal Consumption Expenditures (PCE) deflator, which is the Fed's preferred measure of inflation, fell back to 1.6% year-over-year in the latest May reading. In addition, the U.S. labor market began to pick up in early 2004 and continued to improve through the end of the six-month period, although the pace of improvement remained uneven from month to month. Industrial production and retail sales also remained generally positive, even considering the volatility in the auto sector as General Motors ("GM") and Ford were successively downgraded by three major statistical credit rating agencies to below investment grade and the lowest tier of investment grade, respectively.

The high yield market, as represented by the Citigroup High Yield Market Index, returned 0.82% during the six months ended June 30, 2005. Rising oil prices, weak equity markets, and more hawkish comments from the Fed regarding inflation led the market down in the first few months of 2005. The steady stream of negative auto sector headlines late in the period, including GM's unexpected negative earnings warning in mid-March and Ford's reduced earnings guidance and second quarter production cuts announced in late April, reintroduced investor fears of both companies' potential downgrades to high yield status. This caused yield spreads to widen dramatically within the auto sector and across fixed income credit markets. Markets began recovering in mid-May on stronger technical data, positive economic developments, and Standard & Poor's and Fitch's long-anticipated downgrades of Ford and GM to non-investment grade. The rating agencies' actions removed some of the uncertainty in the market surrounding the credits' ultimate resting places, allowing both high yield and investment grade investors to shore up their positions. In addition, signs of a slowing economy near quarter-end, combined with benign May and June inflation data, supported the idea that the Fed was close to the end of the current rate tightening cycle. Based on the 7.64% yield of the Citigroup High Yield Market Index as of June 30, 2005, high-yield bonds continued to offer competitive yields relative to U. S. Treasury Notes. However, high-yield issues are subject to additional risks, such as the increased possibility of default because of their lower credit quality, and yields and prices will fluctuate.

Emerging markets debt returned 5.11% during the six months ended June 30, 2005, as represented by the J.P. Morgan Emerging Markets Global Bond Index. Emerging markets debt trended positive during the first two months of 2005 despite concerns over the path of U.S. interest rates, risks of higher inflation and new bond issuance weighing on the market. However, indications of potentially more aggressive tightening (50-basis-point increments) from the Fed and increasingly prominent inflation worries led the market down in March, broadly in line with the U.S. Treasury market. Emerging markets debt remained under pressure in early April as spillover from volatile credit markets, with the highly visible troubles in the auto sector, worsened technical measures; however, markets recovered through the remainder of the period as U.S. Treasury market volatility declined, the U.S. equity market recovered, and country fundamentals remained broadly supportive. Spreads tightened 50 basis points during the six-month period ended June 30, 2005, mostly on index rebalancing with the conclusion of the Argentine bond exchange, closing at 297 basis points over U.S. Treasuries.

During the first quarter, as volatility increased in both U.S. Treasury and credit markets, our defensive short duration position versus the benchmark supported stronger returns in the investment grade portion of the Portfolio. However, overall performance was dampened by our tactical allocations to high yield and emerging markets debt, both of which underperformed investment-grade fixed income during the first half of the period. During the second quarter, while the Portfolio's shorter average duration relative to the benchmark hurt relative performance, as the yield on 10 Year Treasuries fell under 4.00%, exposure through a "barbell" strategy to the longer portion of the yield curve allowed the Portfolio to recoup much of the relative return. Emerging markets debt rallied after a down March to lead fixed income returns for the second quarter, boosting Portfolio performance. High yield continued to drag performance through the period, despite relatively high total returns in the second quarter, as it underperformed the benchmark on a duration-adjusted basis.

* The views expressed above are those of the subinvestment advisor firm as of June 30, 2005 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ Lehman Brothers(R) Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC. The Index performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/2/ Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

                                    MSF-66

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO



                     A $10,000 INVESTMENT COMPARED TO THE
                     LEHMAN BROTHERS AGGREGATE BOND INDEX

                                    [CHART]


                      Salomon Brothers
                      Strategic Bond
                       Opportunities             Lehman Brothers
                     Portfolio Class A         Aggregate Bond Index
                     -----------------         --------------------
    Oct-94                $10,000                     $10,000
    Jun-95                 11,075                      11,196
    Jun-96                 12,389                      11,758
    Jun-97                 14,144                      12,716
    Jun-98                 15,377                      14,057
    Jun-99                 15,220                      14,499
    Jun-00                 15,787                      15,161
    Jun-01                 17,178                      16,864
    Jun-02                 18,099                      18,318
    Jun-03                 21,209                      20,223


--------------------------------------------------------------------------------
                  AVERAGE ANNUAL RETURNS AS OF JUNE 30, 2005
--------------------------------------------------------------------------------

                          SALOMON BROTHERS STRATEGIC
                          BOND OPPORTUNITIES PORTFOLIO   LEHMAN BROTHERS
                          CLASS A   CLASS B   CLASS E  AGGREGATE BOND INDEX
          6 Months          2.1%      2.0%      2.0%           2.5%
          1 Year            9.1       8.9       9.0            6.8
          5 Years           8.6       N/A       N/A            7.4
          10 Years          8.0       N/A       N/A            6.8
          Since Inception    --      10.4       8.2             --

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 10/31/04, 7/30/02 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                   PORTFOLIO COMPOSITION AS OF JUNE 30, 2005


                                 TOP HOLDINGS

                                                      % OF TOTAL
                                                      NET ASSETS
                                                      ----------
                FEDERAL NATIONAL MORTGAGE ASSOCIATION   27.0%
                UNITED STATES TREASURY NOTES.........   14.3%
                FEDERAL HOME LOAN MORTGAGE CORP......    7.0%
                FEDERATIVE REPUBLIC OF BRAZIL........    2.2%
                UNITED MEXICAN STATES................    1.8%
                RUSSIAN FEDERATION...................    1.4%
                UNITED STATES TREASURY BONDS.........    1.2%
                REPUBLIC OF PHILIPPINES..............    0.6%
                BANK OF AMERICA CORP.................    0.5%
                REPUBLIC OF TURKEY...................    0.5%


                                  TOP SECTORS

                                                % OF TOTAL
                                               MARKET VALUE
                                               ------------
                     U.S. INVESTMENT GRADE....    65.5%
                     U.S. HIGH YIELD..........    15.2%
                     EMERGING MARKET DEBT.....     9.3%
                     NON U.S. INVESTMENT GRADE     2.7%
                     CASH/OTHER...............     7.3%



                                    MSF-67

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS U.S. GOVERNMENT PORTFOLIO

MANAGED BY SALOMON BROTHERS ASSET MANAGEMENT, INC.
PORTFOLIO MANAGER COMMENTARY*


PORTFOLIO PERFORMANCE
For the six months ended June 30, 2005, the Class A shares of the Salomon Brothers U.S. Government Portfolio returned 1.64%, compared to its benchmark, the Lehman Brothers Intermediate Government Bond Index/1/, which returned 1.62%.

PORTFOLIO REVIEW
During the six months ended June 30, 2005, fixed income markets were primarily driven by Federal Reserve ("Fed") activity, employment, and inflation data. Continued "measured" increases in interest rates engineered by the Fed, stronger economic indicators, and signs of higher inflation contributed to weaker investor sentiment and increased U.S. Treasury market volatility during the first three months of the year. However, bond markets picked up in the second quarter on the back of weaker manufacturing surveys, U.S. auto sector downgrades, higher oil prices, and declining economic activity in Europe. The yield curve continued to flatten throughout the six months, even as the Fed hiked rates another 100 basis points (1.00%), and 10-year U.S. Treasury yields fell through 4.00% to levels not seen in over a year.

The Fed's four "measured" 25-basis-point (0.25%) hikes during the period brought the Fed Funds rate to 3.25% from 2.25% by period end. As the market fully expected each 25-basis-point hike in the Federal Funds rate during the period--thanks to the Fed's well-advertised intentions to raise rates at a measured pace--investors spent much of the period dissecting language from the Fed for clues on its assessment of the U.S. economy and the pace of rate hikes. The Fed reiterated throughout the period that it would continue to increase rates "at a pace that is likely to be measured". However, the Fed's stated willingness to use "appropriate monetary policy action" to keep inflation risks balanced contributed to short-term bond yields rising through the six month period.

Slowing global growth, rising inflation, and surging oil prices undoubtedly restrained economic activity during the period, with Gross Domestic Product ("GDP") declining to 3.8% growth in first quarter 2005 from first quarter 2004's 4.5% pace. However, underlying economic activity remained relatively strong. Core inflation rates--which picked up markedly in the first three months of the year--moderated in the second quarter. The core Personal Consumption Expenditures (PCE) deflator, which is the Fed's preferred measure of inflation, fell back to 1.6% year-over-year in the latest May reading. In addition, the U.S. labor market began to pick up in early 2004 and continued to improve through the end of the six-month period, although the pace of improvement remained uneven from month to month. Industrial production and retail sales also remained generally positive, even considering the volatility in the auto sector as General Motors and Ford were successively downgraded by three major statistical credit rating agencies to below investment grade and the lowest tier of investment grade, respectively.

The Portfolio's performance relative to its benchmark during the first three months of the period was due primarily to its defensive positioning. While our shorter duration position versus the benchmark protected the Portfolio on the downside as market volatility increased, it limited our participation in the run up in U.S. Treasuries during the latter half of the period, as 10-year yields fell under 4.00%. That said, our positioning on the longer portion of the yield curve allowed us to recoup much of the return.

* The views expressed above are those of the subinvestment advisor firm as of June 30, 2005 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ Lehman Brothers Intermediate Government Bond Index(R) includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations having maturities between one to ten years. The Index has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

                                    MSF-68

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS U.S. GOVERNMENT PORTFOLIO


    A $10,000 INVESTMENT COMPARED TO THE LEHMAN BROTHERS INTERMEDIATE U.S.
                             GOVERNMENT BOND INDEX

                                    [CHART]

               Salomon Brothers             Lehman Brothers
               U.S. Government           Intermediate Government
               Portfolio Class A               Bond Index
               ----------------          -----------------------
   Jun-95          $10,000                       $10,000
   Jun-96           10,396                        10,493
   Jun-97           11,188                        11,222
   Jun-98           12,180                        12,162
   Jun-99           12,553                        12,701
   Jun-00           13,130                        13,271
   Jun-01           14,392                        14,653
   Jun-02           15,462                        15,911
   Jun-03           16,426                        17,283
   Jun-04           16,429                        17,200
   Jun-05           17,197                        17,912

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL RETURNS AS OF JUNE 30, 2005
--------------------------------------------------------------------------------

                      SALOMON BROTHERS U.S. GOVERNMENT PORTFOLIO LEHMAN BROTHERS INTERMEDIATE
                      CLASS A        CLASS B       CLASS E          GOVERNMENT BOND INDEX
      6 Months          1.6%           1.5%          1.6%                    1.6%
      1 Year            4.7            4.4           4.5                     4.1
      5 Years           5.6            N/A           N/A                     6.2
      10 Years          5.6            N/A           N/A                     6.0
      Since Inception    --            3.2           4.3                      --

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 10/31/94, 7/30/02 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                   PORTFOLIO COMPOSITION AS OF JUNE 30, 2005


                                 TOP HOLDINGS

                                                       % OF TOTAL
                                                       NET ASSETS
                                                       ----------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION...   52.2%
              FEDERAL HOME LOAN MORTGAGE CORP.........   27.8%
              UNITED STATES TREASURY NOTES............    7.5%
              GOVERNMENT NATIONAL MORTGAGE ASSOCIATION    0.3%
              FEDERAL HOME LOAN BANK..................    0.2%


                                  TOP SECTORS

                                        % OF TOTAL
                                       MARKET VALUE
                                       ------------
                            MORTGAGE..    80.0%
                            TREASURY..     7.5%
                            AGENCY....     5.0%
                            CASH/OTHER    11.8%



                                    MSF-69

METROPOLITAN SERIES FUND, INC.

 BLACKROCK MONEY MARKET PORTFOLIO

MANAGED BY BLACKROCK ADVISORS, INC.
PORTFOLIO MANAGER COMMENTARY*



On January 31, 2005, BlackRock Advisors, Inc. ("BlackRock") succeeded State Street Research & Management Company as subadviser to the Portfolio, and the Portfolio's name was changed from State Street Research Money Market Portfolio to BlackRock Money Market Portfolio. This commentary was prepared by BlackRock.

PORTFOLIO PERFORMANCE
For the six months ended June 30, 2005, the Class A shares of the BlackRock Money Market Portfolio returned 1.2%; the Class B shares returned 1.0%; and the Class E shares returned 1.1%. The average return of its peer group, the Lipper Variable Insurance Products Money Market Funds Universe, was 1.1% over the same period.

PORTFOLIO REVIEW
During the six-month period ended June 30, 2005, the Federal Open Market Committee (FOMC) continued toward its stated objective of the removal of monetary policy accommodation by increasing the federal funds target rate in four consecutive 25 basis point (0.25%) increments at each of their scheduled meetings in the first half of the year. These actions, combined with five previous increases of identical amounts orchestrated in the second half of 2004, brought the target to 3.25% as of the end of June. Even after the cumulative 225 basis point increase, the FOMC stated that it continues to believe that financial conditions remain accommodative while inflation pressures have picked up and pricing power is more evident. The money market yield curve shifted up and remained relatively steep during the period, potentially indicating that short-term rate increases would continue. Specifically, the spread between one-month and twelve-month LIBOR (London Interbank Offered Rate) stood at 54 basis points (0.54%) at June 30, while fed funds futures contracts were predicting further increases in the target rate prior to year-end.

The Portfolio assumed a relatively defensive posture during the period, as the majority of money market securities purchased bore maturity dates at or prior to the next two to three FOMC meetings. The strategy employed maintained the Portfolio's average maturity in the 25-45 day range with the expectation that the proceeds at maturity would be reinvested at successively higher rates. Such investments typically offered a 5-25 basis point yield premium over the applicable federal funds target rate.

* The views expressed above are those of the subinvestment advisor firm as of June 30, 2005 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

The Portfolio is neither insured nor guaranteed by the U.S. Government. The Portfolio seeks but cannot assure a stable share price of $100.00. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less that the original cost.

                                    MSF-70

METROPOLITAN SERIES FUND, INC.

 SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as "expenses") of investing in each Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2005 through June 30, 2005.

ACTUAL EXPENSES

The first line for each share class of each Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the relevant Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each share class of each Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on each Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the relevant Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

                                                                                           EXPENSES PAID
                                                               BEGINNING      ENDING      DURING PERIOD/1/
                                                  ANNUALIZED ACCOUNT VALUE ACCOUNT VALUE JANUARY 1, 2005 TO
                                                   EXPENSE    JANUARY 1,     JUNE 30,         JUNE 30,
PORTFOLIO                                           RATIO        2005          2005             2005
---------                                         ---------- ------------- ------------- ------------------
BlackRock Aggressive Growth--Class A Actual          0.79%     $1,000.00     $1,023.20         $3.96
                                     Hypothetical    0.79%     $1,000.00     $1,020.82         $3.96

BlackRock Aggressive Growth--Class B Actual          1.04%     $1,000.00     $1,022.10         $5.21
                                     Hypothetical    1.04%     $1,000.00     $1,019.57         $5.21

BlackRock Aggressive Growth--Class E Actual          0.94%     $1,000.00     $1,022.80         $4.71
                                     Hypothetical    0.94%     $1,000.00     $1,020.07         $4.71

BlackRock Bond Income--Class A...... Actual          0.46%     $1,000.00     $1,023.00         $2.31
                                     Hypothetical    0.46%     $1,000.00     $1,022.48         $2.31

BlackRock Bond Income--Class B...... Actual          0.71%     $1,000.00     $1,021.60         $3.56
                                     Hypothetical    0.71%     $1,000.00     $1,021.23         $3.56

BlackRock Bond Income--Class E...... Actual          0.61%     $1,000.00     $1,022.10         $3.06
                                     Hypothetical    0.61%     $1,000.00     $1,021.73         $3.06

BlackRock Diversified--Class A...... Actual          0.50%     $1,000.00     $1,003.40         $2.48
                                     Hypothetical    0.50%     $1,000.00     $1,022.28         $2.51

BlackRock Diversified--Class B...... Actual          0.75%     $1,000.00     $1,002.20         $3.72
                                     Hypothetical    0.75%     $1,000.00     $1,021.02         $3.76

BlackRock Diversified--Class E...... Actual          0.65%     $1,000.00     $1,002.90         $3.23
                                     Hypothetical    0.65%     $1,000.00     $1,021.53         $3.26

BlackRock Investment Trust--Class A. Actual          0.55%     $1,000.00     $  994.20         $2.72
                                     Hypothetical    0.55%     $1,000.00     $1,022.03         $2.76

BlackRock Investment Trust--Class B. Actual          0.80%     $1,000.00     $  992.90         $3.95
                                     Hypothetical    0.80%     $1,000.00     $1,020.77         $4.01

BlackRock Investment Trust--Class E. Actual          0.70%     $1,000.00     $  993.20         $3.46
                                     Hypothetical    0.70%     $1,000.00     $1,021.28         $3.51

                                    MSF-71

METROPOLITAN SERIES FUND, INC.

                                                                     BEGINNING      ENDING       EXPENSES PAID
                                                        ANNUALIZED ACCOUNT VALUE ACCOUNT VALUE  DURING PERIOD/1/
                                                         EXPENSE    JANUARY 1,     JUNE 30,    JANUARY 1, 2005 TO
PORTFOLIO                                                 RATIO        2005          2005        JUNE 30, 2005
---------                                               ---------- ------------- ------------- ------------------
BlackRock Large Cap Value--Class A........ Actual          0.85%     $1,000.00     $1,008.40         $4.23
                                           Hypothetical    0.85%     $1,000.00     $1,020.52         $4.26

BlackRock Large Cap Value--Class B........ Actual          1.10%     $1,000.00     $1,005.70         $5.47
                                           Hypothetical    1.10%     $1,000.00     $1,019.27         $5.51

BlackRock Large Cap Value--Class E........ Actual          1.00%     $1,000.00     $1,006.30         $4.97
                                           Hypothetical    1.00%     $1,000.00     $1,019.77         $5.01

BlackRock Legacy Large Cap Growth--Class A Actual          0.80%     $1,000.00     $  979.80         $3.93
                                           Hypothetical    0.80%     $1,000.00     $1,020.77         $4.01

BlackRock Legacy Large Cap Growth--Class B Actual          1.05%     $1,000.00     $  978.60         $5.15
                                           Hypothetical    1.05%     $1,000.00     $1,019.52         $5.26

BlackRock Legacy Large Cap Growth--Class E Actual          0.95%     $1,000.00     $  979.10         $4.66
                                           Hypothetical    0.95%     $1,000.00     $1,020.02         $4.76

BlackRock Money Market--Class A........... Actual          0.42%     $1,000.00     $1,011.50         $2.09
                                           Hypothetical    0.42%     $1,000.00     $1,022.68         $2.11

BlackRock Money Market--Class B........... Actual          0.67%     $1,000.00     $1,010.20         $3.34
                                           Hypothetical    0.67%     $1,000.00     $1,021.43         $3.36

BlackRock Money Market--Class E........... Actual          0.57%     $1,000.00     $1,010.70         $2.84
                                           Hypothetical    0.57%     $1,000.00     $1,021.93         $2.86

BlackRock Strategic Value--Class A........ Actual          0.88%     $1,000.00     $1,004.50         $4.37
                                           Hypothetical    0.88%     $1,000.00     $1,020.37         $4.41

BlackRock Strategic Value--Class B........ Actual          1.13%     $1,000.00     $1,003.40         $5.61
                                           Hypothetical    1.13%     $1,000.00     $1,019.12         $5.66

BlackRock Strategic Value--Class E........ Actual          1.03%     $1,000.00     $1,004.00         $5.12
                                           Hypothetical    1.03%     $1,000.00     $1,019.62         $5.16

Capital Guardian U.S. Equity--Class A..... Actual          0.73%     $1,000.00     $  981.40         $3.59
                                           Hypothetical    0.73%     $1,000.00     $1,021.13         $3.66

Capital Guardian U.S. Equity--Class B..... Actual          0.98%     $1,000.00     $  980.20         $4.81
                                           Hypothetical    0.98%     $1,000.00     $1,019.87         $4.91

Davis Venture Value--Class A.............. Actual          0.76%     $1,000.00     $1,018.40         $3.80
                                           Hypothetical    0.76%     $1,000.00     $1,020.97         $3.81

Davis Venture Value--Class B.............. Actual          1.01%     $1,000.00     $1,017.20         $5.05
                                           Hypothetical    1.01%     $1,000.00     $1,019.72         $5.06

Davis Venture Value--Class E.............. Actual          0.91%     $1,000.00     $1,017.90         $4.55
                                           Hypothetical    0.91%     $1,000.00     $1,020.22         $4.56

FI International Stock--Class A........... Actual          1.07%     $1,000.00     $  991.80         $5.28
                                           Hypothetical    1.07%     $1,000.00     $1,019.42         $5.36

FI International Stock--Class B........... Actual          1.32%     $1,000.00     $  990.50         $6.51
                                           Hypothetical    1.32%     $1,000.00     $1,018.16         $6.61

FI International Stock--Class E........... Actual          1.22%     $1,000.00     $  991.20         $6.02
                                           Hypothetical    1.22%     $1,000.00     $1,018.67         $6.11

FI Mid Cap Opportunities--Class A......... Actual          0.75%     $1,000.00     $  972.50         $3.67
                                           Hypothetical    0.75%     $1,000.00     $1,021.02         $3.76

FI Mid Cap Opportunities--Class B......... Actual          1.00%     $1,000.00     $  971.40         $4.89
                                           Hypothetical    1.00%     $1,000.00     $1,019.77         $5.01

FI Mid Cap Opportunities--Class E......... Actual          0.90%     $1,000.00     $  971.60         $4.40
                                           Hypothetical    0.90%     $1,000.00     $1,020.27         $4.51

FI Value Leaders--Class A................. Actual          0.73%     $1,000.00     $1,009.80         $3.64
                                           Hypothetical    0.73%     $1,000.00     $1,021.13         $3.66

FI Value Leaders--Class B................. Actual          0.98%     $1,000.00     $1,008.60         $4.88
                                           Hypothetical    0.98%     $1,000.00     $1,019.87         $4.91

FI Value Leaders--Class E................. Actual          0.88%     $1,000.00     $1,009.00         $4.38
                                           Hypothetical    0.88%     $1,000.00     $1,020.37         $4.41

                                    MSF-72

METROPOLITAN SERIES FUND, INC.

                                                                                    BEGINNING      ENDING       EXPENSES PAID
                                                                       ANNUALIZED ACCOUNT VALUE ACCOUNT VALUE  DURING PERIOD/1/
                                                                        EXPENSE    JANUARY 1,     JUNE 30,    JANUARY 1, 2005 TO
PORTFOLIO                                                                RATIO        2005          2005        JUNE 30, 2005
---------                                                              ---------- ------------- ------------- ------------------
Franklin Templeton Small Cap Growth--Class A............. Actual          1.13%     $1,000.00     $  987.30         $5.57
                                                          Hypothetical    1.13%     $1,000.00     $1,019.12         $5.66

Franklin Templeton Small Cap Growth--Class B............. Actual          1.38%     $1,000.00     $  986.20         $6.80
                                                          Hypothetical    1.38%     $1,000.00     $1,017.86         $6.90

Franklin Templeton Small Cap Growth--Class E............. Actual          1.28%     $1,000.00     $  987.30         $6.31
                                                          Hypothetical    1.28%     $1,000.00     $1,018.36         $6.41

Harris Oakmark Focused Value--Class A.................... Actual          0.78%     $1,000.00     $1,065.20         $3.99
                                                          Hypothetical    0.78%     $1,000.00     $1,020.87         $3.91

Harris Oakmark Focused Value--Class B.................... Actual          1.03%     $1,000.00     $1,063.90         $5.27
                                                          Hypothetical    1.03%     $1,000.00     $1,019.62         $5.16

Harris Oakmark Focused Value--Class E.................... Actual          0.93%     $1,000.00     $1,064.40         $4.76
                                                          Hypothetical    0.93%     $1,000.00     $1,020.12         $4.66

Harris Oakmark Large Cap Value--Class A.................. Actual          0.78%     $1,000.00     $  977.10         $3.82
                                                          Hypothetical    0.78%     $1,000.00     $1,020.87         $3.91

Harris Oakmark Large Cap Value--Class B.................. Actual          1.03%     $1,000.00     $  975.90         $5.05
                                                          Hypothetical    1.03%     $1,000.00     $1,019.62         $5.16

Harris Oakmark Large Cap Value--Class E.................. Actual          0.93%     $1,000.00     $  976.30         $4.56
                                                          Hypothetical    0.93%     $1,000.00     $1,020.12         $4.66

Jennison Growth--Class A................................. Actual          0.69%     $1,000.00     $1,002.70         $3.43
                                                          Hypothetical    0.69%     $1,000.00     $1,021.33         $3.46

Jennison Growth--Class B................................. Actual          0.94%     $1,000.00     $1,001.80         $4.67
                                                          Hypothetical    0.94%     $1,000.00     $1,020.07         $4.71

Jennison Growth--Class E/2/.............................. Actual          0.85%     $1,000.00     $1,072.80         $1.47
                                                          Hypothetical    0.85%     $1,000.00     $1,006.93         $1.43

Lehman Brothers Aggregate Bond Index--Class A............ Actual          0.31%     $1,000.00     $1,023.50         $1.56
                                                          Hypothetical    0.31%     $1,000.00     $1,023.23         $1.56

Lehman Brothers Aggregate Bond Index--Class B............ Actual          0.56%     $1,000.00     $1,022.30         $2.81
                                                          Hypothetical    0.56%     $1,000.00     $1,021.98         $2.81

Lehman Brothers Aggregate Bond Index--Class E............ Actual          0.46%     $1,000.00     $1,022.80         $2.31
                                                          Hypothetical    0.46%     $1,000.00     $1,022.48         $2.31

Loomis Sayles Small Cap--Class A/3/...................... Actual          0.96%     $1,000.00     $1,005.30         $4.77
                                                          Hypothetical    0.96%     $1,000.00     $1,019.97         $4.81

Loomis Sayles Small Cap--Class B/3/...................... Actual          1.21%     $1,000.00     $1,004.20         $6.01
                                                          Hypothetical    1.21%     $1,000.00     $1,018.72         $6.06

Loomis Sayles Small Cap--Class E/3/...................... Actual          1.11%     $1,000.00     $1,004.60         $5.52
                                                          Hypothetical    1.11%     $1,000.00     $1,019.22         $5.56

MetLife Conservative Allocation--Class A/2,4/............ Actual          0.73%     $1,000.00     $1,023.00         $1.23
                                                          Hypothetical    0.73%     $1,000.00     $1,007.13         $1.22

MetLife Conservative Allocation--Class B/2,4/............ Actual          0.98%     $1,000.00     $1,022.00         $1.66
                                                          Hypothetical    0.98%     $1,000.00     $1,006.72         $1.64

MetLife Conservative to Moderate Allocation--Class A/2,4/ Actual          0.75%     $1,000.00     $1,028.00         $1.27
                                                          Hypothetical    0.75%     $1,000.00     $1,007.10         $1.26

MetLife Conservative to Moderate Allocation--Class B/2,4/ Actual          1.00%     $1,000.00     $1,027.00         $1.69
                                                          Hypothetical    1.00%     $1,000.00     $1,006.68         $1.68

MetLife Moderate Allocation--Class A/2,4/................ Actual          0.79%     $1,000.00     $1,038.00         $1.34
                                                          Hypothetical    0.79%     $1,000.00     $1,007.03         $1.32

MetLife Moderate Allocation--Class B/2,4/................ Actual          1.04%     $1,000.00     $1,032.00         $1.77
                                                          Hypothetical    1.04%     $1,000.00     $1,006.61         $1.74

MetLife Moderate to Aggressive Allocation--Class A/2,4/.. Actual          0.80%     $1,000.00     $1,038.00         $1.36
                                                          Hypothetical    0.80%     $1,000.00     $1,007.02         $1.34

                                    MSF-73

METROPOLITAN SERIES FUND, INC.

                                                                                  BEGINNING      ENDING       EXPENSES PAID
                                                                     ANNUALIZED ACCOUNT VALUE ACCOUNT VALUE  DURING PERIOD/1/
                                                                      EXPENSE    JANUARY 1,     JUNE 30,    JANUARY 1, 2005 TO
PORTFOLIO                                                              RATIO        2005          2005        JUNE 30, 2005
---------                                                            ---------- ------------- ------------- ------------------

MetLife Moderate to Aggressive Allocation--Class B/2,4/ Actual          1.05%     $1,000.00     $1,038.00         $1.79
                                                        Hypothetical    1.05%     $1,000.00     $1,006.60         $1.76

MetLife Aggressive Allocation--Class A/2,4/............ Actual          0.81%     $1,000.00     $1,042.00         $1.38
                                                        Hypothetical    0.81%     $1,000.00     $1,007.00         $1.36

MetLife Aggressive Allocation--Class B/2,4/............ Actual          1.06%     $1,000.00     $1,042.00         $1.81
                                                        Hypothetical    1.06%     $1,000.00     $1,006.58         $1.78

MetLife Mid Cap Stock Index--Class A................... Actual          0.35%     $1,000.00     $1,037.90         $1.77
                                                        Hypothetical    0.35%     $1,000.00     $1,023.03         $1.76

MetLife Mid Cap Stock Index--Class B................... Actual          0.60%     $1,000.00     $1,036.50         $3.03
                                                        Hypothetical    0.60%     $1,000.00     $1,021.78         $3.01

MetLife Mid Cap Stock Index--Class E................... Actual          0.50%     $1,000.00     $1,037.20         $2.53
                                                        Hypothetical    0.50%     $1,000.00     $1,022.28         $2.51

MetLife Stock Index--Class A........................... Actual          0.29%     $1,000.00     $  990.60         $1.43
                                                        Hypothetical    0.29%     $1,000.00     $1,023.33         $1.45

MetLife Stock Index--Class B........................... Actual          0.54%     $1,000.00     $  989.30         $2.66
                                                        Hypothetical    0.54%     $1,000.00     $1,022.08         $2.71

MetLife Stock Index--Class E........................... Actual          0.44%     $1,000.00     $  989.90         $2.17
                                                        Hypothetical    0.44%     $1,000.00     $1,022.58         $2.21

MFS Investors Trust--Class A........................... Actual          0.96%     $1,000.00     $  995.90         $4.75
                                                        Hypothetical    0.96%     $1,000.00     $1,019.97         $4.81

MFS Investors Trust--Class B........................... Actual          1.21%     $1,000.00     $  993.30         $5.98
                                                        Hypothetical    1.21%     $1,000.00     $1,018.72         $6.06

MFS Investors Trust--Class E........................... Actual          1.11%     $1,000.00     $  994.30         $5.49
                                                        Hypothetical    1.11%     $1,000.00     $1,019.22         $5.56

MFS Total Return--Class A.............................. Actual          0.60%     $1,000.00     $1,008.80         $2.99
                                                        Hypothetical    0.60%     $1,000.00     $1,021.78         $3.01

MFS Total Return--Class B.............................. Actual          0.85%     $1,000.00     $1,007.50         $4.23
                                                        Hypothetical    0.85%     $1,000.00     $1,020.52         $4.26

MFS Total Return--Class E.............................. Actual          0.75%     $1,000.00     $1,007.90         $3.73
                                                        Hypothetical    0.75%     $1,000.00     $1,021.02         $3.76

Morgan Stanley EAFE Index--Class A..................... Actual          0.52%     $1,000.00     $  982.90         $2.56
                                                        Hypothetical    0.52%     $1,000.00     $1,022.18         $2.61

Morgan Stanley EAFE Index--Class B..................... Actual          0.77%     $1,000.00     $  981.50         $3.78
                                                        Hypothetical    0.77%     $1,000.00     $1,020.92         $3.86

Morgan Stanley EAFE Index--Class E..................... Actual          0.67%     $1,000.00     $  982.20         $3.29
                                                        Hypothetical    0.67%     $1,000.00     $1,021.43         $3.36

Neuberger Berman Mid Cap Value--Class A................ Actual          0.73%     $1,000.00     $1,034.40         $3.68
                                                        Hypothetical    0.73%     $1,000.00     $1,021.13         $3.66

Neuberger Berman Mid Cap Value--Class B................ Actual          0.98%     $1,000.00     $1,032.50         $4.94
                                                        Hypothetical    0.98%     $1,000.00     $1,019.87         $4.91

Neuberger Berman Mid Cap Value--Class E................ Actual          0.88%     $1,000.00     $1,033.40         $4.44
                                                        Hypothetical    0.88%     $1,000.00     $1,020.37         $4.41

Oppenheimer Global Equity--Class A..................... Actual          0.85%     $1,000.00     $1,017.70         $4.25
                                                        Hypothetical    0.85%     $1,000.00     $1,020.52         $4.26

Oppenheimer Global Equity--Class B..................... Actual          1.10%     $1,000.00     $1,017.30         $5.50
                                                        Hypothetical    1.10%     $1,000.00     $1,019.27         $5.51

Oppenheimer Global Equity--Class E..................... Actual          1.00%     $1,000.00     $1,017.80         $5.00
                                                        Hypothetical    1.00%     $1,000.00     $1,019.77         $5.01

                                    MSF-74

METROPOLITAN SERIES FUND, INC.

                                                                                 BEGINNING      ENDING       EXPENSES PAID
                                                                    ANNUALIZED ACCOUNT VALUE ACCOUNT VALUE  DURING PERIOD/1/
                                                                     EXPENSE    JANUARY 1,     JUNE 30,    JANUARY 1, 2005 TO
PORTFOLIO                                                             RATIO        2005          2005        JUNE 30, 2005
---------                                                           ---------- ------------- ------------- ------------------
Russell 2000 Index--Class A........................... Actual          0.36%     $1,000.00     $  988.70         $1.78
                                                       Hypothetical    0.36%     $1,000.00     $1,022.98         $1.81

Russell 2000 Index--Class B........................... Actual          0.61%     $1,000.00     $  987.50         $3.01
                                                       Hypothetical    0.61%     $1,000.00     $1,021.73         $3.06

Russell 2000 Index--Class E........................... Actual          0.51%     $1,000.00     $  988.50         $2.51
                                                       Hypothetical    0.51%     $1,000.00     $1,022.23         $2.56

Salomon Brothers Strategic Bond Opportunities--Class A Actual          0.75%     $1,000.00     $1,021.10         $3.76
                                                       Hypothetical    0.75%     $1,000.00     $1,021.02         $3.76

Salomon Brothers Strategic Bond Opportunities--Class B Actual          1.00%     $1,000.00     $1,019.90         $5.01
                                                       Hypothetical    1.00%     $1,000.00     $1,019.77         $5.01

Salomon Brothers Strategic Bond Opportunities--Class E Actual          0.90%     $1,000.00     $1,020.20         $4.51
                                                       Hypothetical    0.90%     $1,000.00     $1,020.27         $4.51

Salomon Brothers U.S. Government--Class A............. Actual          0.61%     $1,000.00     $1,016.40         $3.05
                                                       Hypothetical    0.61%     $1,000.00     $1,021.73         $3.06

Salomon Brothers U.S. Government--Class B............. Actual          0.86%     $1,000.00     $1,014.70         $4.30
                                                       Hypothetical    0.86%     $1,000.00     $1,020.47         $4.31

Salomon Brothers U.S. Government--Class E............. Actual          0.76%     $1,000.00     $1,015.80         $3.80
                                                       Hypothetical    0.76%     $1,000.00     $1,020.97         $3.81

T. Rowe Price Large Cap Growth--Class A............... Actual          0.71%     $1,000.00     $  989.50         $3.50
                                                       Hypothetical    0.71%     $1,000.00     $1,021.23         $3.56

T. Rowe Price Large Cap Growth--Class B............... Actual          0.96%     $1,000.00     $  988.30         $4.73
                                                       Hypothetical    0.96%     $1,000.00     $1,019.97         $4.81

T. Rowe Price Large Cap Growth--Class E............... Actual          0.86%     $1,000.00     $  988.60         $4.24
                                                       Hypothetical    0.86%     $1,000.00     $1,020.47         $4.31

T. Rowe Price Small Cap Growth--Class A............... Actual          0.60%     $1,000.00     $1,019.80         $3.00
                                                       Hypothetical    0.60%     $1,000.00     $1,021.78         $3.01

T. Rowe Price Small Cap Growth--Class B............... Actual          0.85%     $1,000.00     $1,018.60         $4.25
                                                       Hypothetical    0.85%     $1,000.00     $1,020.52         $4.26

T. Rowe Price Small Cap Growth--Class E............... Actual          0.75%     $1,000.00     $1,018.50         $3.75
                                                       Hypothetical    0.75%     $1,000.00     $1,021.02         $3.76

Zenith Equity/4/...................................... Actual          0.72%     $1,000.00     $  998.30         $3.57
                                                       Hypothetical    0.72%     $1,000.00     $1,021.18         $3.61

/1/ Expenses paid are equal to the Portfolio's annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the the one-half year period).

/2/ Expenses paid are equal to the Portfolio's annualized expense ratio for the most recent two month period (inception date of the Portfolio was 5/2/2005), multiplied by the average account value over the period, multiplied by the number of days in the two month period, divided by 365.

/3/ Effective May 1, 2005, MetLife Advisers, LLC (the "Adviser"), agreed to waive a portion of the Management Fee payable to it, until further notice from the Adviser to the Portfolio, but in no event prior to April 30, 2006. If this fee waiver was in effect as of January 1, 2005; the shareholder expense example for the period ending June 30, 2005 would have been:

                                                           BEGINNING      ENDING       EXPENSES PAID
                                              ANNUALIZED ACCOUNT VALUE ACCOUNT VALUE   DURING PERIOD
                                               EXPENSE    JANUARY 1,     JUNE 30,    JANUARY 1, 2005 TO
                                                RATIO        2005          2005        JUNE 30, 2005
                                              ---------- ------------- ------------- ------------------

Loomis Sayles Small Cap--Class A Actual          0.92%     $1,000.00     $1,005.30         $4.57
                                 Hypothetical    0.92%     $1,000.00     $1,020.17         $4.61

Loomis Sayles Small Cap--Class B Actual          1.17%     $1,000.00     $1,004.20         $5.81
                                 Hypothetical    1.17%     $1,000.00     $1,018.92         $5.86

Loomis Sayles Small Cap--Class E Actual          1.07%     $1,000.00     $1,004.60         $5.32
                                 Hypothetical    1.07%     $1,000.00     $1,019.42         $5.36

/4/ The annualized expense ratio reflects the expenses of both the Portfolio and the underlying Portfolios in which it invests.

                                    MSF-75

METROPOLITAN SERIES FUND, INC.

 METLIFE CONSERVATIVE ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

MUTUAL FUNDS--99.9% OF TOTAL NET ASSETS

                                                                     VALUE
  SHARES                                                            (NOTE 1)
  -------------------------------------------------------------------------------

         INVESTMENT COMPANY--99.9%
   2,033 Met Investors Series Trust, Harris Oakmark International
          Portfolio (Class A)..................................... $    29,758
   7,201 Met Investors Series Trust, Lord Abbett Bond Debenture
          Portfolio (Class A).....................................      90,727
   1,042 Met Investors Series Trust, Met/AIM Mid Cap Equity
          Portfolio (Class A).....................................      15,046
   1,151 Met Investors Series Trust, Met/AIM Small Cap Growth
          Portfolio (Class A).....................................      15,070
  34,671 Met Investors Series Trust, PIMCO Total Return Portfolio
          (Class A)...............................................     405,653
   1,966 Met Investors Series Trust, T. Rowe Price Mid Cap Growth
          Portfolio (Class A).....................................      15,121
   2,178 Metropolitan Series Fund, Inc., BlackRock Bond Income
          Portfolio (Class A).....................................     240,415
     849 Metropolitan Series Fund, Inc., BlackRock Strategic Value
          Portfolio (Class A).....................................      15,200
   1,051 Metropolitan Series Fund, Inc., Davis Venture Value
          Portfolio (Class A).....................................      29,983
   2,637 Metropolitan Series Fund, Inc., FI International Stock
          Portfolio (Class A).....................................      29,876
   2,290 Metropolitan Series Fund, Inc., Harris Oakmark
          Large Cap Value Portfolio (Class A).....................      29,704

                                                                    VALUE
   SHARES                                                          (NOTE 1)
   -----------------------------------------------------------------------------

          INVESTMENT COMPANY--(CONTINUED)
    1,418 Metropolitan Series Fund, Inc., MetLife Stock Index
           Portfolio (Class A)................................... $    44,553
      785 Metropolitan Series Fund, Inc., Neuberger Berman
           Mid Cap Value Portfolio (Class A).....................      15,168
    1,157 Metropolitan Series Fund, Inc., Russell 2000 Index
           Portfolio (Class A)...................................      15,240
   21,463 Metropolitan Series Fund, Inc., Salomon Brothers
           Strategic Bond Opportunities Portfolio (Class A)......     271,082
   14,732 Metropolitan Series Fund, Inc., Salomon Brothers
           U.S. Government Portfolio (Class A)...................     179,882
    4,755 Metropolitan Series Fund, Inc., T. Rowe Price Large Cap
           Growth Portfolio (Class A)............................      59,723
                                                                  -----------
                                                                    1,502,201
                                                                  -----------
          Total Mutual Funds
           (Identified Cost $1,495,337)..........................   1,502,201
                                                                  -----------
          Total Investments--99.9%
           (Identified Cost $1,495,337) (a)......................   1,502,201
          Other assets less liabilities..........................         969
                                                                  -----------
          TOTAL NET ASSETS--100%................................. $ 1,503,170
                                                                  ===========

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-76

METROPOLITAN SERIES FUND, INC.

 METLIFE CONSERVATIVE ALLOCATION PORTFOLIO

STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
JUNE 30, 2005 (UNAUDITED)

        ASSETS
          Investments at value..........................     $1,502,201
          Receivable for:
           Securities sold..............................             58
           Due from Investment Adviser..................          1,119
                                                             ----------
            Total Assets................................      1,503,378
        LIABILITIES
          Payable for:
           Fund shares redeemed......................... $58
          Accrued expenses:
           Management fees..............................  63
           Service and distribution fees................  87
                                                         ---
            Total Liabilities...........................            208
                                                             ----------
        NET ASSETS......................................     $1,503,170
                                                             ==========
          Net assets consist of:
           Capital paid in..............................     $1,496,429
           Undistributed net investment loss............           (173)
           Accumulated net realized gains...............             50
           Unrealized appreciation (depreciation) on
            investments.................................          6,864
                                                             ----------
        NET ASSETS......................................     $1,503,170
                                                             ==========
        Computation of offering price:
        CLASS A
        Net asset value and redemption price per share
         ($726,879 divided by 71,072 shares outstanding)     $    10.23
                                                             ==========
        CLASS B
        Net asset value and redemption price per share
         ($776,291 divided by 75,979 shares outstanding)     $    10.22
                                                             ==========
        Identified cost of investments..................     $1,495,337
                                                             ==========

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
PERIOD MAY 2, 2005(A) THROUGH JUNE 30, 2005 (UNAUDITED)

          EXPENSES
            Management fees......................... $     75
            Service and distribution fees--Class B..       99
            Custodian...............................    5,432
            Audit and tax services..................    6,500
            Legal...................................       20
            Printing................................      300
            Miscellaneous...........................       50
                                                     --------
            Total expenses before reimbursements....   12,476
            Expense reimbursements..................  (12,303)    173
                                                     --------  ------
          NET INVESTMENT INCOME (LOSS)..............             (173)
                                                               ------
          REALIZED AND UNREALIZED GAIN (LOSS)
          Realized gain (loss) on:
            Investments--net........................               50
          Unrealized appreciation (depreciation) on:
            Investments--net........................            6,864
                                                               ------
          Net gain (loss)...........................            6,914
                                                               ------
          NET INCREASE (DECREASE) IN NET ASSETS
           FROM OPERATIONS..........................           $6,741
                                                               ======

(a)COMMENCEMENT OF OPERATIONS.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-77

METROPOLITAN SERIES FUND, INC.

 METLIFE CONSERVATIVE ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                                         PERIOD
                                                                     MAY 2, 2005(A)
                                                                        THROUGH
                                                                     JUNE 30, 2005
                                                                     --------------
FROM OPERATIONS
  Net investment loss...............................................   $     (173)
  Net realized gain.................................................           50
  Unrealized appreciation...........................................        6,864
                                                                       ----------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................        6,741
                                                                       ----------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.    1,496,429
                                                                       ----------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................    1,503,170

NET ASSETS
  Beginning of the period...........................................            0
                                                                       ----------
  End of the period.................................................   $1,503,170
                                                                       ==========
NET INVESTMENT INCOME (LOSS)
  End of the period.................................................   $     (173)
                                                                       ==========

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                      PERIOD
                                                                  MAY 2, 2005(A)
                                                                     THROUGH
                                                                  JUNE 30, 2005
                                                               -------------------
                                                                SHARES       $
                                                               -------  ----------
CLASS A
  Sales.......................................................  73,946  $  752,615
  Redemptions.................................................  (2,874)    (29,320)
                                                               -------  ----------
  Net increase (decrease).....................................  71,072  $  723,295
                                                               =======  ==========
CLASS B
  Sales.......................................................  97,659  $  994,481
  Redemptions................................................. (21,680)   (221,347)
                                                               -------  ----------
  Net increase (decrease).....................................  75,979  $  773,134
                                                               =======  ==========
  Increase (decrease) derived from capital share transactions. 147,051  $1,496,429
                                                               =======  ==========

(a)COMMENCEMENT OF OPERATIONS.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-78

METROPOLITAN SERIES FUND, INC.

 METLIFE CONSERVATIVE ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS (UNAUDITED)

                                                                         CLASS A        CLASS B
                                                                      -------------- --------------
                                                                      MAY 2, 2005(A) MAY 2, 2005(A)
                                                                         THROUGH        THROUGH
                                                                         JUNE 30,       JUNE 30,
                                                                           2005           2005
                                                                      -------------- --------------
NET ASSET VALUE, BEGINNING OF PERIOD.................................     $10.00         $10.00
                                                                          ------         ------
INCOME FROM INVESTMENT OPERATIONS
  Net realized and unrealized gain (loss) on investments.............       0.23           0.22
                                                                          ------         ------
  Total from investment operations...................................       0.23           0.22
                                                                          ------         ------
NET ASSET VALUE, END OF PERIOD.......................................     $10.23         $10.22
                                                                          ======         ======
TOTAL RETURN (%).....................................................        2.3 (b)        2.2 (b)
Ratio of operating expenses to average net assets (%)................       0.10 (c)       0.35 (c)
Ratio of net investment income (loss) to average net assets (%)......      (0.10)(c)      (0.35)(c)
Portfolio turnover rate (%)..........................................          2 (c)          2 (c)
Net assets, end of period (000)......................................     $  727         $  776
The ratios of operating expenses to average net assets without giving
 effect to the contractual expense agreement would have been (%).....      16.65 (c)      16.90 (c)

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIODS LESS THAN ONE YEAR ARE NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-79

METROPOLITAN SERIES FUND, INC.

 METLIFE CONSERVATIVE TO MODERATE ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

MUTUAL FUNDS--100.0% OF TOTAL NET ASSETS

                                                                     VALUE
  SHARES                                                            (NOTE 1)
  -------------------------------------------------------------------------------

          INVESTMENT COMPANY--100.0%
   17,317 Met Investors Series Trust, Harris Oakmark International
           Portfolio (Class A).................................... $   253,517
   30,594 Met Investors Series Trust, Lord Abbett Bond Debenture
           Portfolio (Class A)....................................     385,483
    8,871 Met Investors Series Trust, Met/AIM Mid Cap Equity
           Portfolio (Class A)....................................     128,098
    4,914 Met Investors Series Trust, Met/AIM Small Cap Growth
           Portfolio (Class A)....................................      64,322
    4,893 Met Investors Series Trust, Neuberger Berman Real Estate
           Portfolio (Class A)....................................      65,120
  120,322 Met Investors Series Trust, PIMCO Total Return Portfolio
           (Class A)..............................................   1,407,769
    8,388 Met Investors Series Trust, T. Rowe Price Mid Cap
           Growth Portfolio (Class A).............................      64,502
    4,637 Metropolitan Series Fund, Inc., BlackRock Bond Income
           Portfolio (Class A)....................................     511,811
    3,613 Metropolitan Series Fund, Inc., BlackRock Strategic
           Value Portfolio (Class A)..............................      64,675
    8,949 Metropolitan Series Fund, Inc., Davis Venture Value
           Portfolio (Class A)....................................     255,403
   22,466 Metropolitan Series Fund, Inc., FI International Stock
           Portfolio (Class A)....................................     254,546

                                                                    VALUE
   SHARES                                                          (NOTE 1)
   -----------------------------------------------------------------------------

          INVESTMENT COMPANY--(CONTINUED)
   19,538 Metropolitan Series Fund, Inc., Harris Oakmark
           Large Cap Value Portfolio (Class A)................... $   253,405
   14,110 Metropolitan Series Fund, Inc., MetLife Stock Index
           Portfolio (Class A)...................................     443,491
   10,038 Metropolitan Series Fund, Inc., Neuberger Berman
           Mid Cap Value Portfolio (Class A).....................     194,035
   14,801 Metropolitan Series Fund, Inc., Russell 2000 Index
           Portfolio (Class A)...................................     194,926
   76,119 Metropolitan Series Fund, Inc., Salomon Brothers
           Strategic Bond Opportunities Portfolio (Class A)......     961,387
   36,587 Metropolitan Series Fund, Inc., Salomon Brothers
           U.S. Government Portfolio (Class A)...................     446,728
   35,492 Metropolitan Series Fund, Inc., T. Rowe Price Large Cap
           Growth Portfolio (Class A)............................     445,776
                                                                  -----------
                                                                    6,394,994
                                                                  -----------
          Total Mutual Funds
           (Identified Cost $6,365,152)..........................   6,394,994
                                                                  -----------
          Total Investments--100.0%
           (Identified Cost $6,365,152) (a)......................   6,394,994
          Other assets less liabilities..........................         379
                                                                  -----------
          TOTAL NET ASSETS--100%................................. $ 6,395,373
                                                                  ===========

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-80

METROPOLITAN SERIES FUND, INC.

 METLIFE CONSERVATIVE TO MODERATE ALLOCATION PORTFOLIO

STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
JUNE 30, 2005 (UNAUDITED)

      ASSETS
        Investments at value........................          $6,394,994
        Receivable for:
         Fund shares sold...........................             195,145
         Due from Investment Adviser................               1,119
                                                              ----------
          Total Assets..............................           6,591,258
      LIABILITIES
        Payable for:
         Fund shares redeemed....................... $    243
         Securities purchased.......................  194,902
        Accrued expenses:
         Management fees............................      262
         Service and distribution fees..............      478
                                                     --------
          Total Liabilities.........................             195,885
                                                              ----------
      NET ASSETS....................................          $6,395,373
                                                              ==========
        Net assets consist of:
         Capital paid in............................          $6,360,599
         Undistributed net investment loss..........                (887)
         Accumulated net realized gains (losses)....               5,819
         Unrealized appreciation (depreciation) on
          investments...............................              29,842
                                                              ----------
      NET ASSETS....................................          $6,395,373
                                                              ==========
      Computation of offering price:
      CLASS A
      Net asset value and redemption price per share
       ($1,198,160 divided by 116,514 shares
       outstanding).................................          $    10.28
                                                              ==========
      CLASS B
      Net asset value and redemption price per share
       ($5,197,213 divided by 506,028 shares
       outstanding).................................          $    10.27
                                                              ==========
      Identified cost of investments................          $6,365,152
                                                              ==========

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
PERIOD MAY 2, 2005(A) THROUGH JUNE 30, 2005 (UNAUDITED)

         EXPENSES
           Management fees......................... $    322
           Service and distribution fees--Class B..      566
           Custodian...............................    5,432
           Audit and tax services..................    6,500
           Legal...................................       50
           Printing................................      400
           Miscellaneous...........................       49
                                                    --------
           Total expenses before reimbursement.....   13,319
           Expense reimbursements..................  (12,432)     887
                                                    --------  -------
         NET INVESTMENT INCOME (LOSS)..............              (887)
                                                              -------
         REALIZED AND UNREALIZED GAIN (LOSS)
         Realized gain (loss) on:
           Investments--net........................             5,819
         Unrealized appreciation (depreciation) on:
           Investments--net........................            29,842
                                                              -------
         Net gain (loss)...........................            35,661
                                                              -------
         NET INCREASE (DECREASE) IN NET ASSETS
          FROM OPERATIONS..........................           $34,774
                                                              =======

(a)COMMENCEMENT OF OPERATIONS.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-81

METROPOLITAN SERIES FUND, INC.

 METLIFE CONSERVATIVE TO MODERATE ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                                         PERIOD
                                                                     MAY 2, 2005(A)
                                                                        THROUGH
                                                                     JUNE 30, 2005
                                                                     --------------
FROM OPERATIONS
  Net investment loss...............................................   $     (887)
  Net realized gain.................................................        5,819
  Unrealized appreciation...........................................       29,842
                                                                       ----------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................       34,774
                                                                       ----------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.    6,360,599
                                                                       ----------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................    6,395,373
                                                                       ----------

NET ASSETS
  Beginning of the period...........................................            0
                                                                       ----------
  End of the period.................................................   $6,395,373
                                                                       ==========
NET INVESTMENT INCOME (LOSS)
  End of the period.................................................   $     (887)
                                                                       ==========

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                      PERIOD
                                                                  MAY 2, 2005(A)
                                                                     THROUGH
                                                                  JUNE 30, 2005
                                                               -------------------
                                                                SHARES       $
                                                               -------  ----------
CLASS A
  Sales....................................................... 170,368  $1,737,095
  Redemptions................................................. (53,854)   (552,522)
                                                               -------  ----------
  Net increase (decrease)..................................... 116,514  $1,184,573
                                                               =======  ==========
CLASS B
  Sales....................................................... 508,752  $5,203,733
  Redemptions.................................................  (2,724)    (27,707)
                                                               -------  ----------
  Net increase (decrease)..................................... 506,028  $5,176,026
                                                               =======  ==========
  Increase (decrease) derived from capital share transactions. 622,542  $6,360,599
                                                               =======  ==========

(a)COMMENCEMENT OF OPERATIONS.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-82

METROPOLITAN SERIES FUND, INC.

 METLIFE CONSERVATIVE TO MODERATE ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS (UNAUDITED)

                                                                         CLASS A        CLASS B
                                                                      -------------- --------------
                                                                      MAY 2, 2005(A) MAY 2, 2005(A)
                                                                         THROUGH        THROUGH
                                                                         JUNE 30,       JUNE 30,
                                                                           2005           2005
                                                                      -------------- --------------
NET ASSET VALUE, BEGINNING OF PERIOD.................................     $10.00         $10.00
                                                                          ------         ------
INCOME FROM INVESTMENT OPERATIONS
  Net realized and unrealized gain (loss) on investments.............       0.28           0.27
                                                                          ------         ------
  Total from investment operations...................................       0.28           0.27
                                                                          ------         ------
NET ASSET VALUE, END OF PERIOD.......................................     $10.28         $10.27
                                                                          ======         ======
TOTAL RETURN (%).....................................................        2.8 (b)        2.7 (b)
Ratio of operating expenses to average net assets (%)................       0.10 (c)       0.35 (c)
Ratio of net investment income (loss) to average net assets (%)......      (0.10)(c)      (0.35)(c)
Portfolio turnover rate (%)..........................................         39 (c)         39 (c)
Net assets, end of period (000)......................................     $1,198         $5,197
The ratios of operating expenses to average net assets without giving
 effect to the contractual expense agreement would have been (%).....       3.96 (c)       4.21 (c)

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIODS LESS THAN ONE YEAR ARE NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-83

METROPOLITAN SERIES FUND, INC.

 METLIFE MODERATE ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

MUTUAL FUNDS--100.0% OF TOTAL NET ASSETS

                                                                     VALUE
 SHARES                                                             (NOTE 1)
 -----------------------------------------------------------------------------

         INVESTMENT COMPANY--100.0%
  54,662 Met Investors Series Trust, Harris Oakmark International
          Portfolio (Class A).................................... $    800,246
  36,796 Met Investors Series Trust, Lord Abbett Bond Debenture
          Portfolio (Class A)....................................      463,624
  32,009 Met Investors Series Trust, Met/AIM Mid Cap Equity
          Portfolio (Class A)....................................      462,206
  17,714 Met Investors Series Trust, Met/AIM Small Cap Growth
          Portfolio (Class A)....................................      231,881
   8,857 Met Investors Series Trust, Neuberger Berman Real
          Estate Portfolio (Class A).............................      117,888
 177,397 Met Investors Series Trust, PIMCO Total Return Portfolio
          (Class A)..............................................    2,075,544
  30,234 Met Investors Series Trust, T. Rowe Price Mid Cap
          Growth Portfolio (Class A).............................      232,501
  13,055 Metropolitan Series Fund, Inc., BlackRock Strategic
          Value Portfolio (Class A)..............................      233,692
  20,171 Metropolitan Series Fund, Inc., Davis Venture Value
          Portfolio (Class A)....................................      575,679
  60,749 Metropolitan Series Fund, Inc., FI International Stock
          Portfolio (Class A)....................................      688,285
  44,010 Metropolitan Series Fund, Inc., Harris Oakmark
          Large Cap Value Portfolio (Class A)....................      570,805

                                                                  VALUE
   SHARES                                                        (NOTE 1)
   -------------------------------------------------------------------------

           INVESTMENT COMPANY--(CONTINUED)
    39,947 Metropolitan Series Fund, Inc., MetLife Stock Index
            Portfolio (Class A)............................... $  1,255,520
    24,122 Metropolitan Series Fund, Inc., Neuberger Berman
            Mid Cap Value Portfolio (Class A).................      466,278
    26,718 Metropolitan Series Fund, Inc., Russell 2000 Index
            Portfolio (Class A)...............................      351,878
   109,776 Metropolitan Series Fund, Inc., Salomon Brothers
            Strategic Bond Opportunities Portfolio (Class A)..    1,386,475
    28,263 Metropolitan Series Fund, Inc., Salomon Brothers
            U.S. Government Portfolio (Class A)...............      345,090
   100,494 Metropolitan Series Fund, Inc., T. Rowe Price Large
            Cap Growth Portfolio (Class A)....................    1,262,200
                                                               ------------
                                                                 11,519,792
                                                               ------------
           Total Mutual Funds
            (Identified Cost $11,467,418).....................   11,519,792
                                                               ------------
           Total Investments--100.0%
            (Identified Cost $11,467,418) (a).................   11,519,792
           Other assets less liabilities......................         (297)
                                                               ------------
           TOTAL NET ASSETS--100%............................. $ 11,519,495
                                                               ============


  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-84

METROPOLITAN SERIES FUND, INC.

 METLIFE MODERATE ALLOCATION PORTFOLIO

STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
JUNE 30, 2005 (UNAUDITED)

      ASSETS
        Investments at value........................          $11,519,792
        Receivable for:
         Fund shares sold...........................              193,391
         Due from Investment Adviser................                1,119
                                                              -----------
          Total Assets..............................           11,714,302
      LIABILITIES
        Payable for:
         Fund shares redeemed....................... $ 11,495
         Securities purchased.......................  181,778
         Due to custodian bank......................      118
        Accrued expenses:
         Management fees............................      506
         Service and distribution fees..............      910
                                                     --------
          Total Liabilities.........................              194,807
                                                              -----------
      NET ASSETS....................................          $11,519,495
                                                              ===========
        Net assets consist of:
         Capital paid in............................          $11,468,738
         Undistributed net investment loss..........               (1,617)
         Unrealized appreciation (depreciation)
          on investments............................               52,374
                                                              -----------
      NET ASSETS....................................          $11,519,495
                                                              ===========
      Computation of offering price:
      CLASS A
      Net asset value and redemption price per share
       ($2,310,602 divided by 223,734 shares
       outstanding).................................          $     10.33
                                                              ===========
      CLASS B
      Net asset value and redemption price per share
       ($9,208,893 divided by 892,106 shares
       outstanding).................................          $     10.32
                                                              ===========
      Identified cost of investments................          $11,467,418
                                                              ===========

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
PERIOD MAY 2, 2005(A) THROUGH JUNE 30, 2005 (UNAUDITED)

         EXPENSES
           Management fees......................... $    589
           Service and distribution fees--Class B..    1,028
           Custodian...............................    5,432
           Audit and tax services..................    6,500
           Legal...................................      100
           Printing................................      600
           Miscellaneous...........................       50
                                                    --------
           Total expenses before reimbursements....   14,299
           Expense reimbursements..................  (12,682)   1,617
                                                    --------  -------
         NET INVESTMENT INCOME (LOSS)..............            (1,617)
                                                              -------
         REALIZED AND UNREALIZED GAIN (LOSS)
         Unrealized appreciation (depreciation) on:
           Investments--net........................            52,374
                                                              -------
         Net gain (loss)...........................            52,374
                                                              -------
         NET INCREASE (DECREASE) IN NET ASSETS
          FROM OPERATIONS..........................           $50,757
                                                              =======

(a)COMMENCEMENT OF OPERATIONS.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-85

METROPOLITAN SERIES FUND, INC.

 METLIFE MODERATE ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                                         PERIOD
                                                                     MAY 2, 2005(A)
                                                                        THROUGH
                                                                     JUNE 30, 2005
                                                                     --------------
FROM OPERATIONS
  Net investment loss...............................................  $    (1,617)
  Unrealized appreciation...........................................       52,374
                                                                      -----------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................       50,757
                                                                      -----------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.   11,468,738
                                                                      -----------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................   11,519,495

NET ASSETS
  Beginning of the period...........................................            0
                                                                      -----------
  End of the period.................................................  $11,519,495
                                                                      ===========
NET INVESTMENT INCOME (LOSS)
  End of the period.................................................  $    (1,617)
                                                                      ===========

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                       PERIOD
                                                                   MAY 2, 2005(A)
                                                                       THROUGH
                                                                    JUNE 30, 2005
                                                               ----------------------
                                                                 SHARES        $
                                                               ---------  -----------
CLASS A
  Sales.......................................................   246,477  $ 2,525,020
  Redemptions.................................................   (22,743)    (234,481)
                                                               ---------  -----------
  Net increase (decrease).....................................   223,734  $ 2,290,539
                                                               =========  ===========
CLASS B
  Sales.......................................................   916,929  $ 9,435,074
  Redemptions.................................................   (24,823)    (256,875)
                                                               ---------  -----------
  Net increase (decrease).....................................   892,106  $ 9,178,199
                                                               =========  ===========
  Increase (decrease) derived from capital share transactions. 1,115,840  $11,468,738
                                                               =========  ===========

(a)COMMENCEMENT OF OPERATIONS.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-86

METROPOLITAN SERIES FUND, INC.

 METLIFE MODERATE ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS (UNAUDITED)

                                                                         CLASS A        CLASS B
                                                                      -------------- --------------
                                                                      MAY 2, 2005(A) MAY 2, 2005(A)
                                                                         THROUGH        THROUGH
                                                                         JUNE 30,       JUNE 30,
                                                                           2005           2005
                                                                      -------------- --------------
NET ASSET VALUE, BEGINNING OF PERIOD.................................     $10.00         $10.00
                                                                          ------         ------
INCOME FROM INVESTMENT OPERATIONS
  Net realized and unrealized gain (loss) on investments.............       0.33           0.32
                                                                          ------         ------
  Total from investment operations...................................       0.33           0.32
                                                                          ------         ------
NET ASSET VALUE, END OF PERIOD.......................................     $10.33         $10.32
                                                                          ======         ======
TOTAL RETURN (%).....................................................        3.3 (b)        3.2 (b)
Ratio of operating expenses to average net assets (%)................       0.10 (c)       0.35 (c)
Ratio of net investment income (loss) to average net assets (%)......      (0.10)(c)      (0.35)(c)
Portfolio turnover rate (%)..........................................          0 (c)          0 (c)
Net assets, end of period (000)......................................     $2,311         $9,209
The ratios of operating expenses to average net assets without giving
 effect to the contractual expense agreement would have been (%).....       2.25 (c)       2.50 (c)

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIODS LESS THAN ONE YEAR ARE NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.


                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-87

METROPOLITAN SERIES FUND, INC.

 METLIFE MODERATE TO AGGRESSIVE ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

MUTUAL FUNDS--100.0% OF TOTAL NET ASSETS

                                                                     VALUE
  SHARES                                                            (NOTE 1)
  ----------------------------------------------------------------------------

         INVESTMENT COMPANY--100.0%
  57,920 Met Investors Series Trust, Harris Oakmark International
          Portfolio (Class A)..................................... $   847,943
  15,158 Met Investors Series Trust, Lord Abbett Bond Debenture
          Portfolio (Class A).....................................     190,993
  32,965 Met Investors Series Trust, Met/AIM Mid Cap Equity
          Portfolio (Class A).....................................     476,013
  21,862 Met Investors Series Trust, Met/AIM Small Cap Growth
          Portfolio (Class A).....................................     286,174
  14,557 Met Investors Series Trust, Neuberger Berman Real Estate
          Portfolio (Class A).....................................     193,759
  73,084 Met Investors Series Trust, PIMCO Total Return Portfolio
          (Class A)...............................................     855,079
  37,336 Met Investors Series Trust, T. Rowe Price Mid Cap Growth
          Portfolio (Class A).....................................     287,111
  16,113 Metropolitan Series Fund, Inc., BlackRock Strategic Value
          Portfolio (Class A).....................................     288,430
  19,939 Metropolitan Series Fund, Inc., Davis Venture Value
          Portfolio (Class A).....................................     569,073
  66,772 Metropolitan Series Fund, Inc., FI International Stock
          Portfolio (Class A).....................................     756,527

                                                                    VALUE
  SHARES                                                           (NOTE 1)
  ---------------------------------------------------------------------------

          INVESTMENT COMPANY--(CONTINUED)
   50,754 Metropolitan Series Fund, Inc., Harris Oakmark
           Large Cap Value Portfolio (Class A)................... $   658,274
   44,865 Metropolitan Series Fund, Inc., MetLife Stock Index
           Portfolio (Class A)...................................   1,410,104
   29,782 Metropolitan Series Fund, Inc., Neuberger Berman
           Mid Cap Value Portfolio (Class A).....................     575,683
   21,974 Metropolitan Series Fund, Inc., Russell 2000 Index
           Portfolio (Class A)...................................     289,401
   37,692 Metropolitan Series Fund, Inc., Salomon Brothers
           Strategic Bond Opportunities Portfolio (Class A)......     476,056
  105,250 Metropolitan Series Fund, Inc., T. Rowe Price Large Cap
           Growth Portfolio (Class A)............................   1,321,938
                                                                  -----------
                                                                    9,482,558
                                                                  -----------
          Total Mutual Funds
           (Identified Cost $9,455,423)..........................   9,482,558
                                                                  -----------
          Total Investments--100.0%
           (Identified Cost $9,455,423) (a)......................   9,482,558
          Other assets less liabilities..........................           0
                                                                  -----------
          TOTAL NET ASSETS--100%................................. $ 9,482,558
                                                                  ===========


  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-88

METROPOLITAN SERIES FUND, INC.

 METLIFE MODERATE TO AGGRESSIVE ALLOCATION PORTFOLIO

STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
JUNE 30, 2005 (UNAUDITED)

       ASSETS
         Investments at value........................         $9,482,558
         Cash........................................                100
         Receivable for:
          Fund shares sold...........................             58,497
          Due from Investment Adviser................              1,119
                                                              ----------
           Total Assets..............................          9,542,274
       LIABILITIES
         Payable for:
          Fund shares redeemed....................... $   361
          Securities purchased.......................  58,136
         Accrued expenses:
          Management fees............................     396
          Service and distribution fees..............     823
                                                      -------
           Total Liabilities.........................             59,716
                                                              ----------
       NET ASSETS....................................         $9,482,558
                                                              ==========
         Net assets consist of:
          Capital paid in............................         $9,456,791
          Undistributed net investment loss..........             (1,368)
          Unrealized appreciation (depreciation) on
           investments...............................             27,135
                                                              ----------
       NET ASSETS....................................         $9,482,558
                                                              ==========
       Computation of offering price:
       CLASS A
       Net asset value and redemption price per share
        ($1,829,229 divided by 176,214 shares
        outstanding).................................         $    10.38
                                                              ==========
       CLASS B
       Net asset value and redemption price per share
        ($7,653,329 divided by 737,456 shares
        outstanding).................................         $    10.38
                                                              ==========
       Identified cost of investments................         $9,455,423
                                                              ==========

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
PERIOD MAY 2, 2005(A) THROUGH JUNE 30, 2005 (UNAUDITED)

         EXPENSES
           Management fees......................... $    451
           Service and distribution fees--Class B..      918
           Custodian...............................    5,432
           Audit and tax services..................    6,500
           Legal...................................      100
           Printing................................      600
           Miscellaneous...........................       50
                                                    --------
           Total expenses before reimbursements....   14,051
           Expense reimbursements..................  (12,683)   1,368
                                                    --------  -------
         NET INVESTMENT INCOME (LOSS)..............            (1,368)
                                                              -------
         REALIZED AND UNREALIZED GAIN (LOSS)
         Unrealized appreciation (depreciation) on:
           Investments--net........................            27,135
                                                              -------
         Net gain (loss)...........................            27,135
                                                              -------
         NET INCREASE (DECREASE) IN NET ASSETS
          FROM OPERATIONS..........................           $25,767
                                                              =======

(a)COMMENCEMENT OF OPERATIONS.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-89

METROPOLITAN SERIES FUND, INC.

 METLIFE MODERATE TO AGGRESSIVE ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                                         PERIOD
                                                                     MAY 2, 2005(A)
                                                                        THROUGH
                                                                     JUNE 30, 2005
                                                                     --------------
FROM OPERATIONS
  Net investment loss...............................................   $   (1,368)
  Unrealized appreciation...........................................       27,135
                                                                       ----------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................       25,767
                                                                       ----------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.    9,456,791
                                                                       ----------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................    9,482,558

NET ASSETS
  Beginning of the period...........................................            0
                                                                       ----------
  End of the period.................................................   $9,482,558
                                                                       ==========
NET INVESTMENT INCOME (LOSS)
  End of the period.................................................   $   (1,368)
                                                                       ==========

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                      PERIOD
                                                                  MAY 1, 2005(A)
                                                                     THROUGH
                                                                  JUNE 30, 2005
                                                               -------------------
                                                                SHARES       $
                                                               -------  ----------
CLASS A
  Sales....................................................... 178,696  $1,849,568
  Redemptions.................................................  (2,482)    (25,753)
                                                               -------  ----------
  Net increase (decrease)..................................... 176,214  $1,823,815
                                                               =======  ==========
CLASS B
  Sales....................................................... 747,681  $7,739,198
  Redemptions................................................. (10,225)   (106,222)
                                                               -------  ----------
  Net increase (decrease)..................................... 737,456  $7,632,976
                                                               =======  ==========
  Increase (decrease) derived from capital share transactions. 913,670  $9,456,791
                                                               =======  ==========

(a)COMMENCEMENT OF OPERATIONS.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-90

METROPOLITAN SERIES FUND, INC.

 METLIFE MODERATE TO AGGRESSIVE ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS (UNAUDITED)

                                                                         CLASS A        CLASS B
                                                                      -------------- --------------
                                                                      MAY 2, 2005(A) MAY 2, 2005(A)
                                                                         THROUGH        THROUGH
                                                                         JUNE 30,       JUNE 30,
                                                                           2005           2005
                                                                      -------------- --------------
NET ASSET VALUE, BEGINNING OF PERIOD.................................     $10.00         $10.00
                                                                          ------         ------
INCOME FROM INVESTMENT OPERATIONS
  Net realized and unrealized gain (loss) on investments.............       0.38           0.38
                                                                          ------         ------
  Total from investment operations...................................       0.38           0.38
                                                                          ------         ------
NET ASSET VALUE, END OF PERIOD.......................................     $10.38         $10.38
                                                                          ======         ======
TOTAL RETURN (%).....................................................        3.8 (b)        3.8 (b)
Ratio of operating expenses to average net assets (%)................       0.10 (c)       0.35 (c)
Ratio of net investment income (loss) to average net assets (%)......      (0.10)(c)      (0.35)(c)
Portfolio turnover rate (%)..........................................          0 (c)          0 (c)
Net assets, end of period (000)......................................     $1,829         $7,653
The ratios of operating expenses to average net assets without giving
 effect to the contractual expense agreement would have been (%).....       2.92 (c)       3.17 (c)

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIODS LESS THAN ONE YEAR ARE NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-91

METROPOLITAN SERIES FUND, INC.

 METLIFE AGGRESSIVE ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

MUTUAL FUNDS--99.8% OF TOTAL NET ASSETS

                                                                       VALUE
 SHARES                                                               (NOTE 1)
 ------------------------------------------------------------------------------

        INVESTMENT COMPANY--99.8%
 3,898  Met Investors Series Trust, Harris Oakmark International
         Portfolio (Class A)......................................... $  57,062
 2,412  Met Investors Series Trust, Met/AIM Mid Cap Equity
         Portfolio (Class A).........................................    34,828
 1,334  Met Investors Series Trust, Met/AIM Small Cap Growth
         Portfolio (Class A).........................................    17,467
   891  Met Investors Series Trust, Neuberger Berman Real Estate
         Portfolio (Class A).........................................    11,861
 2,279  Met Investors Series Trust, T. Rowe Price Mid Cap Growth
         Portfolio (Class A).........................................    17,527
   986  Metropolitan Series Fund, Inc., BlackRock Strategic Value
         Portfolio (Class A).........................................    17,649
 1,620  Metropolitan Series Fund, Inc., Davis Venture Value Portfolio
         (Class A)...................................................    46,223
 5,067  Metropolitan Series Fund, Inc., FI International Stock
         Portfolio (Class A).........................................    57,407
 3,524  Metropolitan Series Fund, Inc., Harris Oakmark Large Cap
         Value Portfolio (Class A)...................................    45,701

                                                                       VALUE
 SHARES                                                               (NOTE 1)
 ------------------------------------------------------------------------------

        INVESTMENT COMPANY--(CONTINUED)
 3,093  Metropolitan Series Fund, Inc., MetLife Stock Index Portfolio
         (Class A)................................................... $  97,219
 2,423  Metropolitan Series Fund, Inc., Neuberger Berman Mid Cap
         Value Portfolio (Class A)...................................    46,832
 2,245  Metropolitan Series Fund, Inc., Russell 2000 Index Portfolio
         (Class A)...................................................    29,563
 7,792  Metropolitan Series Fund, Inc., T. Rowe Price Large Cap
         Growth Portfolio (Class A)..................................    97,872
                                                                      ---------
                                                                        577,211
                                                                      ---------
        Total Mutual Funds
         (Identified Cost $575,876)..................................   577,211
                                                                      ---------
        Total Investments--99.8%
         (Identified Cost $575,876) (a)..............................   577,211
        Other assets less liabilities................................     1,133
                                                                      ---------
        TOTAL NET ASSETS--100%....................................... $ 578,344
                                                                      =========


  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-92

METROPOLITAN SERIES FUND, INC.

 METLIFE AGGRESSIVE ALLOCATION PORTFOLIO

STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
JUNE 30, 2005 (UNAUDITED)

       ASSETS
         Investments at value..........................        $577,211
         Cash..........................................             100
         Receivable for:
          Fund shares sold.............................           3,598
          Due from Investment Adviser..................           1,118
                                                               --------
           Total Assets................................         582,027
       LIABILITIES
         Payable for:
          Fund shares redeemed......................... $   21
          Securities purchased.........................  3,576
         Accrued expenses:
          Management fees..............................     30
          Service and distribution fees................     56
                                                        ------
           Total Liabilities...........................           3,683
                                                               --------
       NET ASSETS......................................        $578,344
                                                               ========
         Net assets consist of:
          Capital paid in..............................        $574,563
          Undistributed net investment loss............            (109)
          Accumulated net realized gains...............           2,555
          Unrealized appreciation (depreciation) on
           investments.................................           1,335
                                                               --------
       NET ASSETS......................................        $578,344
                                                               ========
       Computation of offering price:
       CLASS A
       Net asset value and redemption price per share
        ($183,441 divided by 17,605 shares outstanding)        $  10.42
                                                               ========
       CLASS B
       Net asset value and redemption price per share
        ($394,903 divided by 37,910 shares outstanding)        $  10.42
                                                               ========
       Identified cost of investments..................        $575,876
                                                               ========

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
PERIOD MAY 2, 2005(A) THROUGH JUNE 30, 2005 (UNAUDITED)

          EXPENSES
            Management fees......................... $     38
            Service and distribution fees--Class B..       72
            Custodian...............................    5,432
            Audit and tax services..................    6,500
            Legal...................................       20
            Printing................................      100
            Miscellaneous...........................       10
                                                     --------
            Total expenses before reimbursements....   12,172
            Expense reimbursements..................  (12,063)    109
                                                     --------  ------
          NET INVESTMENT INCOME (LOSS)..............             (109)
                                                               ------
          REALIZED AND UNREALIZED GAIN (LOSS)
          Realized gain (loss) on:
            Investments--net........................            2,555
          Unrealized appreciation (depreciation) on:
            Investments--net........................            1,335
                                                               ------
          Net gain (loss)...........................            3,890
                                                               ------
          NET INCREASE (DECREASE) IN NET ASSETS
           FROM OPERATIONS..........................           $3,781
                                                               ======

(a)COMMENCEMENT OF OPERATIONS.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-93

METROPOLITAN SERIES FUND, INC.

 METLIFE AGGRESSIVE ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                                         PERIOD
                                                                     MAY 2, 2005(A)
                                                                        THROUGH
                                                                     JUNE 30, 2005
                                                                     --------------
FROM OPERATIONS
  Net investment loss...............................................    $   (109)
  Net realized gain.................................................       2,555
  Unrealized appreciation...........................................       1,335
                                                                        --------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................       3,781
                                                                        --------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.     574,563
                                                                        --------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................     578,344

NET ASSETS
  Beginning of the period...........................................           0
                                                                        --------
  End of the period.................................................    $578,344
                                                                        ========
NET INVESTMENT INCOME (LOSS)
  End of the period.................................................    $   (109)
                                                                        --------

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                     PERIOD
                                                                 MAY 2, 2005(A)
                                                                     THROUGH
                                                                  JUNE 30, 2005
                                                               ------------------
                                                                SHARES      $
                                                               -------  ---------
CLASS A
  Sales.......................................................  18,274  $ 189,757
  Redemptions.................................................    (669)    (7,008)
                                                               -------  ---------
  Net increase (decrease).....................................  17,605  $ 182,749
                                                               =======  =========
CLASS B
  Sales.......................................................  57,588  $ 595,950
  Redemptions................................................. (19,678)  (204,136)
                                                               -------  ---------
  Net increase (decrease).....................................  37,910  $ 391,814
                                                               =======  =========
  Increase (decrease) derived from capital share transactions.  55,515  $ 574,563
                                                               =======  =========

(a)COMMENCEMENT OF OPERATIONS.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-94

METROPOLITAN SERIES FUND, INC.

 METLIFE AGGRESSIVE ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS (UNAUDITED)

                                                                         CLASS A        CLASS B
                                                                      -------------- --------------
                                                                      MAY 2, 2005(A) MAY 2, 2005(A)
                                                                         THROUGH        THROUGH
                                                                         JUNE 30,       JUNE 30,
                                                                           2005           2005
                                                                      -------------- --------------
NET ASSET VALUE, BEGINNING OF PERIOD.................................     $10.00         $10.00
                                                                          ------         ------
INCOME FROM INVESTMENT OPERATIONS
  Net realized and unrealized gain (loss) on investments.............       0.42           0.42
                                                                          ------         ------
  Total from investment operations...................................       0.42           0.42
                                                                          ------         ------
NET ASSET VALUE, END OF PERIOD.......................................     $10.42         $10.42
                                                                          ======         ======
TOTAL RETURN (%).....................................................        4.2 (b)        4.2 (b)
Ratio of operating expenses to average net assets (%)................       0.10 (c)       0.35 (c)
Ratio of net investment income (loss) to average net assets (%)......      (0.10)(c)      (0.35)(c)
Portfolio turnover rate (%)..........................................        238 (c)        238 (c)
Net assets, end of period (000)......................................     $  183         $  395
The ratios of operating expenses to average net assets without giving
 effect to the contractual expense agreement would have been (%).....      31.99 (c)      32.24 (c)

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIODS LESS THAN ONE YEAR ARE NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-95

METROPOLITAN SERIES FUND, INC.

 BLACKROCK INVESTMENT TRUST PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS--98.7% OF TOTAL NET ASSETS

                                                              VALUE
        SHARES                                               (NOTE 1)
       ------------------------------------------------------------------

                 AEROSPACE & DEFENSE--2.6%
         173,800 General Dynamics Corp................... $    19,038,052
         219,900 L-3 Communications Holdings, Inc........      16,839,942
         319,100 Raytheon Co.............................      12,483,192
                                                          ---------------
                                                               48,361,186
                                                          ---------------

                 AIR FREIGHT & LOGISTICS--0.7%
         157,200 FedEx Corp..............................      12,734,772
                                                          ---------------

                 AUTOMOBILES--0.4%
         639,900 Ford Motor Co. (c)......................       6,552,576
                                                          ---------------

                 BEVERAGES--2.2%
              10 Coca-Cola Enterprises, Inc. (c).........             220
         365,600 Constellation Brands, Inc. (Class A) (b)      10,785,200
         360,600 PepsiCo, Inc............................      19,447,158
         381,800 The Pepsi Bottling Group, Inc...........      10,923,298
                                                          ---------------
                                                               41,155,876
                                                          ---------------

                 BIOTECHNOLOGY--1.2%
         361,300 Amgen, Inc. (b).........................      21,844,198
                                                          ---------------

                 CAPITAL MARKETS--2.3%
         137,600 Franklin Resources, Inc.................      10,592,448
         183,900 Lehman Brothers Holdings, Inc...........      18,257,592
         126,700 The Bear Stearns Cos., Inc..............      13,169,198
                                                          ---------------
                                                               42,019,238
                                                          ---------------

                 CHEMICALS--1.0%
         246,780 Lyondell Chemical Co. (c)...............       6,519,927
           1,539 The Dow Chemical Co.....................          68,532
         268,300 The Lubrizol Corp. (c)..................      11,271,283
                                                          ---------------
                                                               17,859,742
                                                          ---------------

                 COMMERCIAL BANKS--7.5%
         975,700 Bank of America Corp....................      44,501,677
         238,600 Comerica, Inc...........................      13,791,080
         250,600 First Horizon National Corp. (c)........      10,575,320
         366,700 KeyCorp.................................      12,156,105
         241,300 SunTrust Banks, Inc.....................      17,431,512
         566,800 U.S. Bancorp............................      16,550,560
         447,300 Wachovia Corp...........................      22,186,080
                                                          ---------------
                                                              137,192,334
                                                          ---------------

                 COMMERCIAL SERVICES & SUPPLIES--1.0%
         809,600 Cendant Corp............................      18,110,752
                                                          ---------------

                 COMMUNICATIONS EQUIPMENT--3.1%
       1,974,600 Cisco Systems, Inc. (b).................      37,734,606
       1,038,400 Motorola, Inc...........................      18,961,184
                                                          ---------------
                                                               56,695,790
                                                          ---------------

                                                               VALUE
     SHARES                                                   (NOTE 1)
     ---------------------------------------------------------------------

             COMPUTERS & PERIPHERALS--2.8%
     503,500 Dell, Inc. (b)............................... $    19,893,285
     429,000 International Business Machines Corp.........      31,831,800
                                                           ---------------
                                                                51,725,085
                                                           ---------------

             CONSUMER FINANCE--1.2%
     413,500 American Express Co..........................      22,010,605
                                                           ---------------

             DIVERSIFIED FINANCIAL SERVICES--2.6%
     324,300 CIT Group, Inc...............................      13,935,171
     748,000 Citigroup, Inc...............................      34,580,040
                                                           ---------------
                                                                48,515,211
                                                           ---------------

             DIVERSIFIED TELECOMMUNICATION SERVICES--2.3%
     356,100 SBC Communications, Inc......................       8,457,375
     515,200 Sprint Corp. (c).............................      12,926,368
     608,000 Verizon Communications, Inc..................      21,006,400
                                                           ---------------
                                                                42,390,143
                                                           ---------------

             ELECTRIC UTILITIES--3.6%
     464,900 Exelon Corp. (c).............................      23,863,317
     535,200 PG&E Corp. (c)...............................      20,091,408
     360,100 PPL Corp. (c)................................      21,382,738
                                                           ---------------
                                                                65,337,463
                                                           ---------------

             ENERGY EQUIPMENT & SERVICES--0.9%
     572,900 Patterson-UTI Energy, Inc....................      15,943,807
                                                           ---------------

             FOOD & STAPLES RETAILING--1.5%
     288,000 Supervalu, Inc. (c)..........................       9,391,680
     365,200 Wal-Mart Stores, Inc.........................      17,602,640
                                                           ---------------
                                                                26,994,320
                                                           ---------------

             FOOD PRODUCTS--1.0%
     182,900 General Mills, Inc. (c)......................       8,557,891
     544,700 Tyson Foods, Inc. (Class A)..................       9,695,660
                                                           ---------------
                                                                18,253,551
                                                           ---------------

             HEALTH CARE EQUIPMENT & SUPPLIES--1.8%
     168,100 Bausch & Lomb, Inc. (c)......................      13,952,300
     212,600 Becton, Dickinson & Co.......................      11,155,122
     191,700 Hospira, Inc. (b) (c)........................       7,476,300
                                                           ---------------
                                                                32,583,722
                                                           ---------------

             HEALTH CARE PROVIDERS & SERVICES--3.3%
     158,800 Aetna, Inc...................................      13,151,816
     239,700 HCA, Inc. (c)................................      13,583,799
     357,700 McKesson Corp................................      16,021,383
     287,252 Universal Health Services, Inc. (Class B) (c)      17,861,329
                                                           ---------------
                                                                60,618,327
                                                           ---------------

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-96

METROPOLITAN SERIES FUND, INC.

 BLACKROCK INVESTMENT TRUST PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                               VALUE
      SHARES                                                  (NOTE 1)
     ---------------------------------------------------------------------

               HOTELS, RESTAURANTS & LEISURE--1.3%
       167,600 Harrah's Entertainment, Inc................ $    12,078,932
       454,800 McDonald's Corp............................      12,620,700
                                                           ---------------
                                                                24,699,632
                                                           ---------------

               HOUSEHOLD DURABLES--3.3%
       123,600 Fortune Brands, Inc. (c)...................      10,975,680
       184,700 Pulte Homes, Inc. (c)......................      15,560,975
       112,000 The Black & Decker Corp. (c)...............      10,063,200
       292,800 The Stanley Works (c)......................      13,334,112
       449,300 Tupperware Corp. (c).......................      10,500,141
                                                           ---------------
                                                                60,434,108
                                                           ---------------

               HOUSEHOLD PRODUCTS--1.6%
       174,000 Energizer Holdings, Inc. (b) (c)...........      10,817,580
       340,650 The Procter & Gamble Co....................      17,969,288
                                                           ---------------
                                                                28,786,868
                                                           ---------------

               IT SERVICES--1.2%
       267,100 Checkfree Corp. (b)........................       9,097,426
       276,200 Computer Sciences Corp. (b) (c)............      12,069,940
                                                           ---------------
                                                                21,167,366
                                                           ---------------

               INDUSTRIAL CONGLOMERATES--4.2%
     1,957,500 General Electric Co........................      67,827,375
       120,200 Textron, Inc. (c)..........................       9,117,170
                                                           ---------------
                                                                76,944,545
                                                           ---------------

               INSURANCE--4.7%
       347,300 American International Group, Inc..........      20,178,130
       333,200 Genworth Financial, Inc. (Class A) (c).....      10,072,636
       187,300 Prudential Financial, Inc..................      12,298,118
       191,200 The Allstate Corp..........................      11,424,200
       145,500 The Chubb Corp.............................      12,456,255
       139,600 The Hartford Financial Services Group, Inc.      10,439,288
       237,400 W.R. Berkley Corp..........................       8,470,432
                                                           ---------------
                                                                85,339,059
                                                           ---------------

               INTERNET SOFTWARE & SERVICES--0.5%
       250,700 Yahoo!, Inc. (b)...........................       8,686,755
                                                           ---------------

               MACHINERY--2.5%
       198,800 Eaton Corp.................................      11,908,120
       142,500 Ingersoll-Rand Co., Ltd. (Class A).........      10,167,375
       151,300 ITT Industries, Inc. (c)...................      14,771,419
       119,000 PACCAR, Inc. (c)...........................       8,092,000
                                                           ---------------
                                                                44,938,914
                                                           ---------------

               MEDIA--4.0%
       461,100 Comcast Corp. (Special Class A) (b) (c)....      13,809,945
       347,900 The McGraw-Hill Cos., Inc..................      15,394,575
       768,000 The Walt Disney Co.........................      19,338,240
     1,475,186 Time Warner, Inc. (b)......................      24,650,358
                                                           ---------------
                                                                73,193,118
                                                           ---------------

                                                            VALUE
         SHARES                                            (NOTE 1)
        ---------------------------------------------------------------

                  METALS & MINING--0.6%
          208,100 CONSOL Energy, Inc. (b) (c).......... $    11,149,998
                                                        ---------------

                  MULTILINE RETAIL--1.3%
          160,200 Federated Department Stores, Inc. (c)      11,739,456
          183,800 Nordstrom, Inc.......................      12,492,886
                                                        ---------------
                                                             24,232,342
                                                        ---------------

                  OIL, GAS & CONSUMABLE FUELS--7.7%
          532,500 ConocoPhillips.......................      30,613,425
          822,500 Exxon Mobil Corp.....................      47,269,075
          191,900 Kerr-McGee Corp......................      14,643,889
          345,000 Newfield Exploration Co. (b).........      13,762,050
          253,800 Occidental Petroleum Corp............      19,524,834
          200,500 Valero Energy Corp...................      15,861,555
                                                        ---------------
                                                            141,674,828
                                                        ---------------

                  PAPER & FOREST PRODUCTS--0.6%
          366,400 Georgia-Pacific Corp.................      11,651,520
                                                        ---------------

                  PHARMACEUTICALS--7.0%
          412,200 Johnson & Johnson....................      26,793,000
          771,500 Merck & Co., Inc.....................      23,762,200
        1,782,925 Pfizer, Inc..........................      49,173,072
          636,000 Wyeth................................      28,302,000
                                                        ---------------
                                                            128,030,272
                                                        ---------------

                  REAL ESTATE--0.6%
          139,600 Simon Property Group, Inc. (REIT) (c)      10,119,604
                                                        ---------------

                  ROAD & RAIL--0.8%
          311,200 Burlington Northern Santa Fe Corp....      14,651,296
                                                        ---------------

                  SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT--3.1%
          197,700 Freescale Semiconductor, Inc. (b) (c)       4,153,677
          197,700 Freescale Semiconductor, Inc.
                   (Class B) (b) (c)...................       4,187,286
        1,880,400 Intel Corp...........................      49,003,224
                                                        ---------------
                                                             57,344,187
                                                        ---------------

                  SOFTWARE--4.0%
        2,294,900 Microsoft Corp.......................      57,005,316
        1,228,700 Oracle Corp. (b).....................      16,218,840
                                                        ---------------
                                                             73,224,156
                                                        ---------------

                  SPECIALTY RETAIL--2.9%
          473,300 AutoNation, Inc. (b) (c).............       9,712,116
          210,590 Barnes & Noble, Inc. (b).............       8,170,892
          346,400 Michaels Stores, Inc. (c)............      14,330,568
          538,700 The Home Depot, Inc..................      20,955,430
                                                        ---------------
                                                             53,169,006
                                                        ---------------

                  TEXTILES, APPAREL & LUXURY GOODS--0.5%
          108,400 NIKE, Inc. (Class B).................       9,387,440
                                                        ---------------

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-97

METROPOLITAN SERIES FUND, INC.

 BLACKROCK INVESTMENT TRUST PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS--(CONTINUED)
                                               SHORT TERM INVESTMENTS--1.2%

                                                             VALUE
       SHARES                                               (NOTE 1)
       -----------------------------------------------------------------

               THRIFTS & MORTGAGE FINANCE--1.1%
       262,200 Countrywide Financial Corp............... $    10,123,542
       255,000 Washington Mutual, Inc...................      10,375,950
                                                         ---------------
                                                              20,499,492
                                                         ---------------

               TOBACCO--1.4%
       400,000 Altria Group, Inc........................      25,864,000
                                                         ---------------

               WIRELESS TELECOMMUNICATION SERVICES--0.8%
       481,800 Nextel Communications, Inc. (Class A) (b)      15,566,958
                                                         ---------------
               Total Common Stocks
                (Identified Cost $1,714,201,246)........   1,807,654,162
                                                         ---------------

          FACE                                               VALUE
         AMOUNT                                             (NOTE 1)
       -----------------------------------------------------------------

                   DISCOUNT NOTES--1.2%
       $21,200,000 Federal Home Loan Bank
                    2.650%, 07/01/05.................... $    21,200,000
                                                         ---------------
                   Total Short Term Investments
                    (Identified Cost $21,200,000).......      21,200,000
                                                         ---------------
                   Total Investments--99.9%
                    (Identified Cost $1,735,401,246) (a)   1,828,854,162
                   Other assets less liabilities........       1,763,563
                                                         ---------------
                   TOTAL NET ASSETS--100%............... $ 1,830,617,725
                                                         ===============

FUTURES CONTRACTS

                       EXPIRATION NUMBER OF  CONTRACT   VALUATION AS OF  UNREALIZED
FUTURES CONTRACTS LONG    DATE    CONTRACTS   AMOUNT       06/30/05     DEPRECIATION
---------------------- ---------- --------- ----------- --------------- ------------
S&P 500 Index Futures.  9/15/05      82     $24,781,386   $24,507,750    $(273,636)
                                                                         =========

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-98

METROPOLITAN SERIES FUND, INC.

 BLACKROCK INVESTMENT TRUST PORTFOLIO

STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
JUNE 30, 2005 (UNAUDITED)

    ASSETS
      Investments at value.....................              $1,828,854,162
      Cash.....................................                      56,479
      Collateral for securities loaned.........                 113,872,721
      Receivable for:
       Securities sold.........................                   5,227,031
       Fund shares sold........................                     296,073
       Dividends and interest..................                   2,511,820
       Foreign taxes...........................                      53,225
                                                             --------------
        Total Assets...........................               1,950,871,511
    LIABILITIES
      Payable for:
       Fund shares redeemed.................... $  1,063,954
       Securities purchased....................    4,068,328
       Futures variation margin................      150,006
       Return of collateral for securities
        loaned.................................  113,872,721
      Accrued expenses:
       Management fees.........................      745,836
       Service and distribution fees...........       12,094
       Other expenses..........................      340,847
                                                ------------
        Total Liabilities......................                 120,253,786
                                                             --------------
    NET ASSETS.................................              $1,830,617,725
                                                             ==============
      Net assets consist of:
       Capital paid in.........................              $2,077,615,871
       Undistributed net investment income.....                  11,134,320
       Accumulated net realized losses.........                (351,311,746)
       Unrealized appreciation (depreciation)
        on investments and futures
        contracts..............................                  93,179,280
                                                             --------------
    NET ASSETS.................................              $1,830,617,725
                                                             ==============
    Computation of offering price:
    CLASS A
    Net asset value and redemption price per
     share ($1,752,858,725 divided by
     65,705,329 shares outstanding)............              $        26.68
                                                             ==============
    CLASS B
    Net asset value and redemption price per
     share ($30,166,431 divided by
     1,143,206 shares outstanding).............              $        26.39
                                                             ==============
    CLASS E
    Net asset value and redemption price per
     share ($47,592,569 divided by
     1,796,532 shares outstanding).............              $        26.49
                                                             ==============
    Identified cost of investments.............              $1,735,401,246
                                                             ==============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)

   INVESTMENT INCOME
     Dividends...............................                $  15,957,321(a)
     Interest................................                      212,742(b)
                                                             -------------
                                                                16,170,063
                                                             -------------
   EXPENSES
     Management fees......................... $   4,532,796
     Service and distribution fees--Class B..        34,978
     Service and distribution fees--Class E..        36,028
     Directors' fees and expenses............        10,297
     Custodian...............................       185,898
     Audit and tax services..................         6,845
     Legal...................................        34,982
     Printing................................       257,187
     Insurance...............................        21,091
     Miscellaneous...........................        14,418
                                              -------------
     Total expenses before reductions........     5,134,520
     Expense reductions......................      (123,751)     5,010,769
                                              -------------  -------------
   NET INVESTMENT INCOME.....................                   11,159,294
                                                             -------------
   REALIZED AND UNREALIZED GAIN (LOSS)
   Realized gain (loss) on:
     Investments--net........................   158,646,619
     Futures contracts--net..................       409,661    159,056,280
                                              -------------
   Unrealized appreciation (depreciation) on:
     Investments--net........................  (183,144,920)
     Futures contracts--net..................      (273,636)  (183,418,556)
                                              -------------  -------------
   Net gain (loss)...........................                  (24,362,276)
                                                             -------------
   NET INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS..........................                $ (13,202,982)
                                                             =============

(a)NET OF FOREIGN TAXES OF $173.
(b)INCLUDES INCOME ON SECURITIES LOANED OF $26,310.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-99

METROPOLITAN SERIES FUND, INC.

 BLACKROCK INVESTMENT TRUST PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)


                                                                       SIX MONTHS
                                                                         ENDED         YEAR ENDED
                                                                        JUNE 30,      DECEMBER 31,
                                                                          2005            2004
                                                                     --------------  --------------
FROM OPERATIONS
  Net investment income............................................. $   11,159,294  $   20,680,388
  Net realized gain.................................................    159,056,280     205,253,561
  Unrealized depreciation...........................................   (183,418,556)    (31,114,539)
                                                                     --------------  --------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................    (13,202,982)    194,819,410
                                                                     --------------  --------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................    (19,890,110)    (13,650,570)
    Class B.........................................................       (264,556)        (94,035)
    Class E.........................................................       (466,636)       (320,636)
                                                                     --------------  --------------
  TOTAL DISTRIBUTIONS...............................................    (20,621,302)    (14,065,241)
                                                                     --------------  --------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.    (91,270,350)   (161,012,460)
                                                                     --------------  --------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................   (125,094,634)     19,741,709

NET ASSETS
  Beginning of the period...........................................  1,955,712,359   1,935,970,650
                                                                     --------------  --------------
  End of the period................................................. $1,830,617,725  $1,955,712,359
                                                                     ==============  ==============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $   11,134,320  $   20,596,328
                                                                     ==============  ==============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                    SIX MONTHS ENDED              YEAR ENDED
                                                                     JUNE 30, 2005            DECEMBER 31, 2004
                                                               -------------------------  -------------------------
                                                                 SHARES          $          SHARES          $
                                                               ----------  -------------  ----------  -------------
CLASS A
  Sales.......................................................  1,324,511  $  35,205,281   1,052,010  $  26,207,678
  Reinvestments...............................................    776,048     19,890,110     544,933     13,650,570
  Redemptions................................................. (5,563,806)  (147,647,338) (8,912,782)  (222,526,292)
                                                               ----------  -------------  ----------  -------------
  Net increase (decrease)..................................... (3,463,247) $ (92,551,947) (7,315,839) $(182,668,044)
                                                               ==========  =============  ==========  =============
CLASS B
  Sales.......................................................    247,210  $   6,484,225     536,373  $  13,228,045
  Reinvestments...............................................     10,428        264,556       3,792         94,035
  Redemptions.................................................   (113,876)    (2,979,896)   (123,439)    (3,072,157)
                                                               ----------  -------------  ----------  -------------
  Net increase (decrease).....................................    143,762  $   3,768,885     416,726  $  10,249,923
                                                               ==========  =============  ==========  =============
CLASS E
  Sales.......................................................     75,897  $   1,999,502     886,852  $  21,957,102
  Reinvestments...............................................     18,328        466,636      12,887        320,636
  Redemptions.................................................   (187,776)    (4,953,426)   (438,520)   (10,872,077)
                                                               ----------  -------------  ----------  -------------
  Net increase (decrease).....................................    (93,551) $  (2,487,288)    461,219  $  11,405,661
                                                               ==========  =============  ==========  =============
  Increase (decrease) derived from capital share transactions. (3,413,036) $ (91,270,350) (6,437,894) $(161,012,460)
                                                               ==========  =============  ==========  =============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-100

METROPOLITAN SERIES FUND, INC.

 BLACKROCK INVESTMENT TRUST PORTFOLIO

FINANCIAL HIGHLIGHTS (UNAUDITED)


                                                                                           CLASS A
                                                          --------------------------------------------------------------
                                                            SIX MONTHS
                                                              ENDED                        YEAR ENDED DECEMBER 31,
                                                             JUNE 30,    -----------------------------------------------
                                                               2005         2004        2003        2002        2001
                                                          ----------     ----------  ----------  ----------  ----------
NET ASSET VALUE, BEGINNING OF PERIOD..................... $    27.15     $    24.67  $    19.12  $    26.01  $    36.34
                                                          ----------     ----------  ----------  ----------  ----------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income..................................       0.18           0.29        0.19        0.19        0.18
  Net realized and unrealized gain (loss) on investments.      (0.35)          2.37        5.54       (6.96)      (6.00)
                                                          ----------     ----------  ----------  ----------  ----------
  Total from investment operations.......................      (0.17)          2.66        5.73       (6.77)      (5.82)
                                                          ----------     ----------  ----------  ----------  ----------
LESS DISTRIBUTIONS
  Distributions from net investment income...............      (0.30)         (0.18)      (0.18)      (0.12)      (0.25)
  Distributions from net realized capital gains..........       0.00           0.00        0.00        0.00       (4.26)
                                                          ----------     ----------  ----------  ----------  ----------
  Total distributions....................................      (0.30)         (0.18)      (0.18)      (0.12)      (4.51)
                                                          ----------     ----------  ----------  ----------  ----------
NET ASSET VALUE, END OF PERIOD........................... $    26.68     $    27.15  $    24.67  $    19.12  $    26.01
                                                          ==========     ==========  ==========  ==========  ==========
TOTAL RETURN (%).........................................       (0.6)(b)       10.9        30.2       (26.1)      (17.0)
Ratio of operating expenses to average net assets before
 expense reductions (%)..................................       0.55 (c)       0.54        0.56        0.54        0.53
Ratio of operating expenses to average net assets after
 expense reductions (%) (d)..............................       0.53 (c)       0.53        0.55        0.52        0.50
Ratio of net investment income to average net assets (%).       1.21 (c)       1.09        0.83        0.79        0.58
Portfolio turnover rate (%)..............................        127 (c)         89          75          79         101
Net assets, end of period (000).......................... $1,752,859     $1,877,980  $1,886,744  $1,564,635  $2,457,339

                                                          -----------


                                                          -----------
                                                             2000
                                                          ----------
NET ASSET VALUE, BEGINNING OF PERIOD..................... $    39.14
                                                          ----------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income..................................       0.19
  Net realized and unrealized gain (loss) on investments.      (2.55)
                                                          ----------
  Total from investment operations.......................      (2.36)
                                                          ----------
LESS DISTRIBUTIONS
  Distributions from net investment income...............       0.00
  Distributions from net realized capital gains..........      (0.44)
                                                          ----------
  Total distributions....................................      (0.44)
                                                          ----------
NET ASSET VALUE, END OF PERIOD........................... $    36.34
                                                          ==========
TOTAL RETURN (%).........................................       (6.2)
Ratio of operating expenses to average net assets before
 expense reductions (%)..................................       0.50
Ratio of operating expenses to average net assets after
 expense reductions (%) (d)..............................       0.49
Ratio of net investment income to average net assets (%).       0.48
Portfolio turnover rate (%)..............................         86
Net assets, end of period (000).......................... $3,278,964

                                                                                                          CLASS B
                                                                                   --------------------------------------
                                                                                   SIX MONTHS          YEAR ENDED
                                                                                     ENDED            DECEMBER 31,
                                                                                    JUNE 30,    ------------------------
                                                                                      2005        2004     2003    2002
                                                                                   ----------   -------  -------  ------
NET ASSET VALUE, BEGINNING OF PERIOD..............................................  $ 26.83     $ 24.40  $ 18.93  $25.80
                                                                                    -------     -------  -------  ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................     0.12        0.24     0.14    0.12
  Net realized and unrealized gain (loss) on investments..........................    (0.32)       2.33     5.48   (6.87)
                                                                                    -------     -------  -------  ------
  Total from investment operations................................................    (0.20)       2.57     5.62   (6.75)
                                                                                    -------     -------  -------  ------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................    (0.24)      (0.14)   (0.15)  (0.12)
                                                                                    -------     -------  -------  ------
  Total distributions.............................................................    (0.24)      (0.14)   (0.15)  (0.12)
                                                                                    -------     -------  -------  ------
NET ASSET VALUE, END OF PERIOD....................................................  $ 26.39     $ 26.83  $ 24.40  $18.93
                                                                                    =======     =======  =======  ======
TOTAL RETURN (%)..................................................................     (0.7)(b)    10.6     29.9   (26.3)
Ratio of operating expenses to average net assets before expense reductions (%)...     0.80 (c)    0.79     0.81    0.79
Ratio of operating expenses to average net assets after expense reductions (%) (d)     0.78 (c)    0.78     0.80    0.77
Ratio of net investment income to average net assets (%)..........................     0.98 (c)    0.98     0.59    0.61
Portfolio turnover rate (%).......................................................      127 (c)      89       75      79
Net assets, end of period (000)...................................................  $30,166     $26,815  $14,219  $6,486

                                                                                   -----------
                                                                                   MAY 1, 2001(A)
                                                                                      THROUGH
                                                                                    DECEMBER 31,
                                                                                        2001
                                                                                   --------------
NET ASSET VALUE, BEGINNING OF PERIOD..............................................     $29.14
                                                                                       ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................       0.02
  Net realized and unrealized gain (loss) on investments..........................      (3.36)
                                                                                       ------
  Total from investment operations................................................      (3.34)
                                                                                       ------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................       0.00
                                                                                       ------
  Total distributions.............................................................       0.00
                                                                                       ------
NET ASSET VALUE, END OF PERIOD....................................................     $25.80
                                                                                       ======
TOTAL RETURN (%)..................................................................      (11.5)(b)
Ratio of operating expenses to average net assets before expense reductions (%)...       0.78 (c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)       0.75 (c)
Ratio of net investment income to average net assets (%)..........................       0.45 (c)
Portfolio turnover rate (%).......................................................        101
Net assets, end of period (000)...................................................     $2,849

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIODS LESS THAN ONE YEAR ARE NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.
(d)THE PORTFOLIO HAS ENTERED INTO ARRANGEMENTS WITH CERTAIN BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-101

METROPOLITAN SERIES FUND, INC.

 BLACKROCK INVESTMENT TRUST PORTFOLIO

FINANCIAL HIGHLIGHTS (UNAUDITED)(CONTINUED)


                                                                                                          CLASS E
                                                                                   --------------------------------------
                                                                                   SIX MONTHS          YEAR ENDED
                                                                                     ENDED            DECEMBER 31,
                                                                                    JUNE 30,    ------------------------
                                                                                      2005        2004     2003    2002
                                                                                   ----------   -------  -------  ------
NET ASSET VALUE, BEGINNING OF PERIOD..............................................  $ 26.94     $ 24.50  $ 19.01  $25.89
                                                                                    -------     -------  -------  ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................     0.15        0.24     0.16    0.16
  Net realized and unrealized gain (loss) on investments..........................    (0.34)       2.37     5.51   (6.92)
                                                                                    -------     -------  -------  ------
  Total from investment operations................................................    (0.19)       2.61     5.67   (6.76)
                                                                                    -------     -------  -------  ------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................    (0.26)      (0.17)   (0.18)  (0.12)
                                                                                    -------     -------  -------  ------
  Total distributions.............................................................    (0.26)      (0.17)   (0.18)  (0.12)
                                                                                    -------     -------  -------  ------
NET ASSET VALUE, END OF PERIOD....................................................  $ 26.49     $ 26.94  $ 24.50  $19.01
                                                                                    =======     =======  =======  ======
TOTAL RETURN (%)..................................................................     (0.7)(b)    10.7     30.0   (26.2)
Ratio of operating expenses to average net assets before expense reductions (%)...     0.70 (c)    0.69     0.71    0.69
Ratio of operating expenses to average net assets after expense reductions (%) (d)     0.68 (c)    0.68     0.70    0.67
Ratio of net investment income to average net assets (%)..........................     1.06 (c)    0.98     0.71    0.79
Portfolio turnover rate (%).......................................................      127 (c)      89       75      79
Net assets, end of period (000)...................................................  $47,593     $50,917  $35,008  $7,575

                                                                                   -----------
                                                                                   MAY 1, 2001(A)
                                                                                      THROUGH
                                                                                    DECEMBER 31,
                                                                                        2001
                                                                                   --------------
NET ASSET VALUE, BEGINNING OF PERIOD..............................................     $29.23
                                                                                       ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................       0.01
  Net realized and unrealized gain (loss) on investments..........................      (3.35)
                                                                                       ------
  Total from investment operations................................................      (3.34)
                                                                                       ------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................       0.00
                                                                                       ------
  Total distributions.............................................................       0.00
                                                                                       ------
NET ASSET VALUE, END OF PERIOD....................................................     $25.89
                                                                                       ======
TOTAL RETURN (%)..................................................................      (11.4)(b)
Ratio of operating expenses to average net assets before expense reductions (%)...      0.68  (c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)      0.65  (c)
Ratio of net investment income to average net assets (%)..........................      0.43  (c)
Portfolio turnover rate (%).......................................................        101
Net assets, end of period (000)...................................................     $   11

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIODS LESS THAN ONE YEAR ARE NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.
(d)THE PORTFOLIO HAS ENTERED INTO ARRANGEMENTS WITH CERTAIN BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-102

METROPOLITAN SERIES FUND, INC.

 BLACKROCK LARGE CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS--97.7% OF TOTAL NET ASSETS

                                                             VALUE
         SHARES                                             (NOTE 1)
         --------------------------------------------------------------

                 AEROSPACE & DEFENSE--2.3%
           6,700 General Dynamics Corp................... $     733,918
           8,000 L-3 Communications Holdings, Inc........       612,640
           9,600 Lockheed Martin Corp....................       622,752
          21,400 Raytheon Co.............................       837,168
                                                          -------------
                                                              2,806,478
                                                          -------------

                 BEVERAGES--0.9%
          19,800 Constellation Brands, Inc. (Class A) (b)       584,100
          19,400 The Pepsi Bottling Group, Inc...........       555,034
                                                          -------------
                                                              1,139,134
                                                          -------------

                 CAPITAL MARKETS--4.2%
          11,200 Affiliated Managers Group, Inc. (b).....       765,296
          58,100 E*TRADE Financial Corp..................       812,819
          14,800 Lehman Brothers Holdings, Inc...........     1,469,344
          25,300 State Street Corp.......................     1,220,725
           9,800 The Bear Stearns Cos., Inc..............     1,018,612
                                                          -------------
                                                              5,286,796
                                                          -------------

                 CHEMICALS--1.1%
          13,700 Eastman Chemical Co.....................       755,555
              91 The Dow Chemical Co.....................         4,052
          15,000 The Lubrizol Corp.......................       630,150
                                                          -------------
                                                              1,389,757
                                                          -------------

                 COMMERCIAL BANKS--13.0%
         119,500 Bank of America Corp....................     5,450,395
          24,100 Comerica, Inc...........................     1,392,980
          17,300 First Horizon National Corp.............       730,060
          38,200 KeyCorp.................................     1,266,330
          46,800 National City Corp......................     1,596,816
          63,100 U.S. Bancorp............................     1,842,520
          58,600 Wachovia Corp...........................     2,906,560
          13,800 Zions Bancorp...........................     1,014,714
                                                          -------------
                                                             16,200,375
                                                          -------------

                 COMMERCIAL SERVICES & SUPPLIES--0.9%
          52,500 Cendant Corp............................     1,174,425
                                                          -------------

                 COMMUNICATIONS EQUIPMENT--0.5%
          33,100 Motorola, Inc...........................       604,406
                                                          -------------

                 COMPUTERS & PERIPHERALS--1.4%
          16,127 International Business Machines Corp....     1,196,623
          44,100 Western Digital Corp. (b)...............       591,822
                                                          -------------
                                                              1,788,445
                                                          -------------

                 CONSUMER FINANCE--0.6%
          10,000 Capital One Financial Corp..............       800,100
                                                          -------------

                 DIVERSIFIED FINANCIAL SERVICES--4.5%
          18,300 CIT Group, Inc..........................       786,351
         103,700 Citigroup, Inc..........................     4,794,051
                                                          -------------
                                                              5,580,402
                                                          -------------

                                                           VALUE
             SHARES                                       (NOTE 1)
             ---------------------------------------------------------

                    DIVERSIFIED TELECOMMUNICATION SERVICES--5.2%
             12,200 ALLTEL Corp........................ $     759,816
             90,600 SBC Communications, Inc............     2,151,750
             42,400 Sprint Corp........................     1,063,816
             72,190 Verizon Communications, Inc........     2,494,165
                                                        -------------
                                                            6,469,547
                                                        -------------

                    ELECTRIC UTILITIES--4.2%
             32,000 Exelon Corp........................     1,642,560
             32,200 PG&E Corp..........................     1,208,788
             39,430 PPL Corp...........................     2,341,353
                                                        -------------
                                                            5,192,701
                                                        -------------

                    FOOD & STAPLES RETAILING--0.5%
             18,100 Supervalu, Inc.....................       590,241
                                                        -------------

                    FOOD PRODUCTS--1.4%
             24,900 Dean Foods Co. (b).................       877,476
              4,980 Treehouse Foods, Inc. (b)..........       141,980
             37,500 Tyson Foods, Inc. (Class A)........       667,500
                                                        -------------
                                                            1,686,956
                                                        -------------

                    GAS UTILITIES--0.7%
             27,800 ONEOK, Inc.........................       907,670
                                                        -------------

                    HEALTH CARE PROVIDERS & SERVICES--1.5%
             12,600 Coventry Health Care, Inc. (b).....       891,450
             18,000 HCA, Inc...........................     1,020,060
                                                        -------------
                                                            1,911,510
                                                        -------------

                    HOTELS, RESTAURANTS & LEISURE--1.2%
              7,872 Harrah's Entertainment, Inc........       567,350
             31,512 McDonald's Corp....................       874,458
                                                        -------------
                                                            1,441,808
                                                        -------------

                    HOUSEHOLD DURABLES--2.1%
             13,700 Centex Corp........................       968,179
              5,400 Fortune Brands, Inc................       479,520
              6,900 The Black & Decker Corp............       619,965
             11,900 The Stanley Works..................       541,926
                                                        -------------
                                                            2,609,590
                                                        -------------

                    HOUSEHOLD PRODUCTS--0.5%
              9,200 Energizer Holdings, Inc. (b).......       571,964
                                                        -------------

                    INDEPENDENT POWER PRODUCERS & ENERGY TRADERS--1.5%
             24,500 Constellation Energy Group, Inc....     1,413,405
              5,700 TXU Corp...........................       473,613
                                                        -------------
                                                            1,887,018
                                                        -------------

                    INDUSTRIAL CONGLOMERATES--1.9%
             69,800 General Electric Co................     2,418,570
                                                        -------------

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-103

METROPOLITAN SERIES FUND, INC.

 BLACKROCK LARGE CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                              VALUE
       SHARES                                                (NOTE 1)
       -----------------------------------------------------------------

               INSURANCE--6.6%
        13,700 ACE, Ltd................................... $     614,445
        24,260 American International Group, Inc..........     1,409,506
        35,900 Genworth Financial, Inc. (Class A).........     1,085,257
        17,600 Nationwide Financial Services, Inc.........       667,744
        21,100 The Allstate Corp..........................     1,260,725
        13,500 The Chubb Corp.............................     1,155,735
        19,280 The Hartford Financial Services Group, Inc.     1,441,759
        18,000 W.R. Berkley Corp..........................       642,240
                                                           -------------
                                                               8,277,411
                                                           -------------

               INVESTMENT COMPANY--1.0%
        18,000 iShares Russell 1000 Value Index Fund......     1,199,520
                                                           -------------

               MACHINERY--1.5%
        10,300 Cummins, Inc...............................       768,483
         7,300 Deere & Co.................................       478,077
         8,700 PACCAR, Inc................................       591,600
                                                           -------------
                                                               1,838,160
                                                           -------------

               MEDIA--4.3%
        17,600 Comcast Corp. (Class A) (b)................       540,320
        54,270 Liberty Media Corp. (Class A) (b)..........       553,012
        18,400 The McGraw-Hill Cos., Inc..................       814,200
        75,090 The Walt Disney Co.........................     1,890,766
        90,800 Time Warner, Inc. (b)......................     1,517,268
                                                           -------------
                                                               5,315,566
                                                           -------------

               METALS & MINING--1.5%
        13,600 CONSOL Energy, Inc.........................       728,688
        11,500 Nucor Corp.................................       524,630
         6,800 Phelps Dodge Corp..........................       629,000
                                                           -------------
                                                               1,882,318
                                                           -------------

               MULTI-UTILITIES--0.6%
        18,600 Sempra Energy..............................       768,366
                                                           -------------

               MULTILINE RETAIL--0.8%
        14,140 Federated Department Stores, Inc...........     1,036,179
                                                           -------------

               OFFICE ELECTRONICS--0.4%
        36,000 Xerox Corp. (b)............................       496,440
                                                           -------------

               OIL, GAS & CONSUMABLE FUELS--13.3%
        15,800 Amerada Hess Corp..........................     1,682,858
        23,086 Chevron Corp...............................     1,290,969
        53,000 ConocoPhillips.............................     3,046,970
       105,100 Exxon Mobil Corp...........................     6,040,097
        20,200 Kerr-McGee Corp............................     1,541,462
        22,300 Occidental Petroleum Corp..................     1,715,539
        15,500 Valero Energy Corp.........................     1,226,205
                                                           -------------
                                                              16,544,100
                                                           -------------

                                                                   VALUE
       SHARES                                                     (NOTE 1)
     ---------------------------------------------------------------------------

                    PAPER & FOREST PRODUCTS--1.0%
          26,000    Georgia-Pacific Corp....................... $     826,800
          17,500    Louisiana-Pacific Corp.....................       430,150
                                                                -------------
                                                                    1,256,950
                                                                -------------

                    PHARMACEUTICALS--5.7%
          45,800    Merck & Co., Inc...........................     1,410,640
         164,500    Pfizer, Inc................................     4,536,910
          26,370    Wyeth......................................     1,173,465
                                                                -------------
                                                                    7,121,015
                                                                -------------

                    REAL ESTATE--2.7%
          24,300    General Growth Properties, Inc. (REIT).....       998,487
          18,800    Simon Property Group, Inc. (REIT)..........     1,362,812
          12,300    Vornado Realty Trust (REIT)................       988,920
                                                                -------------
                                                                    3,350,219
                                                                -------------

                    ROAD & RAIL--1.0%
          15,000    Burlington Northern Santa Fe Corp..........       706,200
          25,600    J.B. Hunt Transport Services, Inc..........       494,080
                                                                -------------
                                                                    1,200,280
                                                                -------------

                    SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT--0.3%
           9,400    Freescale Semiconductor, Inc. (b)..........       197,494
           9,400    Freescale Semiconductor, Inc. (Class B) (b)       199,092
                                                                -------------
                                                                      396,586
                                                                -------------

                    SOFTWARE--0.7%
          34,750    Microsoft Corp.............................       863,190
                                                                -------------

                    SPECIALTY RETAIL--1.8%
          40,900    AutoNation, Inc. (b).......................       839,268
          14,461    Barnes & Noble, Inc. (b)...................       561,087
          16,900    The Sherwin-Williams Co....................       795,821
                                                                -------------
                                                                    2,196,176
                                                                -------------

                    THRIFTS & MORTGAGE FINANCE--2.5%
          18,400    Countrywide Financial Corp.................       710,424
          20,620    Federal National Mortgage Association......     1,204,208
          30,700    Washington Mutual, Inc.....................     1,249,183
                                                                -------------
                                                                    3,163,815
                                                                -------------

                    TOBACCO--1.5%
          28,800    Altria Group, Inc..........................     1,862,208
                                                                -------------

                    WIRELESS TELECOMMUNICATION SERVICES--0.4%
          17,400    Nextel Communications, Inc. (Class A) (b)..       562,194
                                                                -------------
                    Total Common Stocks
                     (Identified Cost $113,994,064)............   121,788,586
                                                                -------------

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-104

METROPOLITAN SERIES FUND, INC.

 BLACKROCK LARGE CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

SHORT TERM INVESTMENTS--2.0%

           FACE                                               VALUE
          AMOUNT                                             (NOTE 1)
        ---------------------------------------------------------------

                   DISCOUNT NOTES--2.0%
        $2,500,000 Federal Home Loan Bank 2.650%, 07/01/05 $  2,500,000
                                                           ------------
                   Total Short Term Investments
                    (Identified Cost $2,500,000)..........    2,500,000
                                                           ------------
                   Total Investments--99.7%
                    (Identified Cost $116,494,064) (a)....  124,288,586
                   Other assets less liabilities..........      320,844
                                                           ------------
                   TOTAL NET ASSETS--100%................. $124,609,430
                                                           ============


FUTURES CONTRACTS

                       EXPIRATION NUMBER OF  CONTRACT  VALUATION AS OF  UNREALIZED
FUTURES CONTRACTS LONG    DATE    CONTRACTS   AMOUNT      6/30/2005    DEPRECIATION
---------------------- ---------- --------- ---------- --------------- ------------
S&P 500 Index Futures. 9/15/2005      9     $2,714,931   $2,689,875      $(25,056)
                                                                         ========

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-105

METROPOLITAN SERIES FUND, INC.

 BLACKROCK LARGE CAP VALUE PORTFOLIO

STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
JUNE 30, 2005 (UNAUDITED)

      ASSETS
        Investments at value........................          $124,288,586
        Cash........................................                74,494
        Receivable for:
         Securities sold............................               308,312
         Fund shares sold...........................                92,048
         Dividends and interest.....................               252,899
                                                              ------------
          Total Assets..............................           125,016,339
      LIABILITIES
        Payable for:
         Fund shares redeemed....................... $ 81,679
         Securities purchased.......................  174,099
         Futures variation margin...................   16,650
        Accrued expenses:
         Management fees............................   85,804
         Service and distribution fees..............   12,773
         Other expenses.............................   35,904
                                                     --------
          Total Liabilities.........................               406,909
                                                              ------------
      NET ASSETS....................................          $124,609,430
                                                              ============
        Net assets consist of:
         Capital paid in............................          $111,027,729
         Net investment income......................               854,342
         Accumulated net realized gains.............             4,957,893
         Unrealized appreciation (depreciation) on
          investments and futures contracts.........             7,769,466
                                                              ------------
      NET ASSETS....................................          $124,609,430
                                                              ============
      Computation of offering price:
      CLASS A
      Net asset value and redemption price per
       share ($38,099,889 divided by 3,187,499
       shares outstanding)..........................          $      11.95
                                                              ============
      CLASS B
      Net asset value and redemption price per
       share ($26,924,372 divided by 2,259,271
       shares outstanding)..........................          $      11.92
                                                              ============
      CLASS E
      Net asset value and redemption price per
       share ($59,585,169 divided by 4,994,664
       shares outstanding)..........................          $      11.93
                                                              ============
      Identified cost of investments................          $116,494,064
                                                              ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)

      INVESTMENT INCOME
        Dividends...............................              $ 1,387,737
        Interest................................                   21,747
                                                              -----------
                                                                1,409,484
      EXPENSES
        Management fees......................... $   407,936
        Deferred expense reimbursement..........      14,000
        Service and distribution fees--Class B..      26,209
        Service and distribution fees--Class E..      44,054
        Directors' fees and expenses............      10,297
        Custodian...............................      37,055
        Audit and tax services..................      12,658
        Legal...................................         924
        Printing................................      10,684
        Insurance...............................         943
        Miscellaneous...........................       1,055
                                                 -----------
        Total expenses before reductions........     565,815
        Expense reductions......................     (13,765)     552,050
                                                 -----------  -----------
      NET INVESTMENT INCOME.....................                  857,434
                                                              -----------
      REALIZED AND UNREALIZED GAIN (LOSS)
      Realized gain (loss) on:
        Investments--net........................   9,000,816
        Futures contracts--net..................      14,338    9,015,154
                                                 -----------
      Unrealized appreciation (depreciation) on:
        Investments--net........................  (8,796,615)
        Futures contracts--net..................     (25,056)  (8,821,671)
                                                 -----------  -----------
      Net gain (loss)...........................                  193,483
                                                              -----------
      NET INCREASE (DECREASE) IN NET ASSETS
       FROM OPERATIONS..........................              $ 1,050,917
                                                              ===========

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-106

METROPOLITAN SERIES FUND, INC.

 BLACKROCK LARGE CAP VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                                      SIX MONTHS
                                                                        ENDED       YEAR ENDED
                                                                       JUNE 30,    DECEMBER 31,
                                                                         2005          2004
                                                                     ------------  ------------
FROM OPERATIONS
  Net investment income............................................. $    857,434  $  1,055,520
  Net realized gain.................................................    9,015,154     3,374,984
  Unrealized appreciation (depreciation)............................   (8,821,671)    7,332,003
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................    1,050,917    11,762,507
                                                                     ------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................     (368,703)            0
    Class B.........................................................     (183,294)            0
    Class E.........................................................     (506,615)            0
                                                                     ------------  ------------
                                                                       (1,058,612)            0
                                                                     ------------  ------------
   Net realized gain
    Class A.........................................................     (397,064)            0
    Class B.........................................................     (240,573)            0
    Class E.........................................................     (625,818)            0
                                                                     ------------  ------------
                                                                       (1,263,455)            0
                                                                     ------------  ------------
  TOTAL DISTRIBUTIONS...............................................   (2,322,067)            0
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.   13,292,747    38,600,872
                                                                     ------------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................   12,021,597    50,363,379

NET ASSETS
  Beginning of the period...........................................  112,587,833    62,224,454
                                                                     ------------  ------------
  End of the period................................................. $124,609,430  $112,587,833
                                                                     ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $    854,342  $  1,055,520
                                                                     ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                  SIX MONTHS ENDED            YEAR ENDED
                                                                    JUNE 30, 2005          DECEMBER 31, 2004
                                                               ----------------------  ------------------------
                                                                 SHARES        $         SHARES          $
                                                               ---------  -----------  ----------  ------------
CLASS A
  Sales.......................................................   422,357  $ 5,023,651   1,286,608  $ 14,179,446
  Reinvestments...............................................    66,243      765,767           0             0
  Redemptions.................................................  (378,503)  (4,535,563) (1,311,904)  (14,526,059)
                                                               ---------  -----------  ----------  ------------
  Net increase (decrease).....................................   110,097  $ 1,253,855     (25,296) $   (346,613)
                                                               =========  ===========  ==========  ============
CLASS B
  Sales....................................................... 1,008,118  $11,980,963   1,359,175  $ 15,231,237
  Reinvestments...............................................    36,762      423,867           0             0
  Redemptions.................................................  (101,691)  (1,207,012)    (48,828)     (545,419)
                                                               ---------  -----------  ----------  ------------
  Net increase (decrease).....................................   943,189  $11,197,818   1,310,347  $ 14,685,818
                                                               =========  ===========  ==========  ============
CLASS E
  Sales.......................................................   610,769  $ 7,274,485   3,234,925  $ 35,653,140
  Reinvestments...............................................    98,131    1,132,433           0             0
  Redemptions.................................................  (636,496)  (7,565,844) (1,037,179)  (11,391,473)
                                                               ---------  -----------  ----------  ------------
  Net increase (decrease).....................................    72,404  $   841,074   2,197,746  $ 24,261,667
                                                               =========  ===========  ==========  ============
  Increase (decrease) derived from capital share transactions. 1,125,690  $13,292,747   3,482,797  $ 38,600,872
                                                               =========  ===========  ==========  ============


                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-107

METROPOLITAN SERIES FUND, INC.

 BLACKROCK LARGE CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS (UNAUDITED)



                                                                                                        -----------
                                                                                                        SIX MONTHS
                                                                                                          ENDED
                                                                                                         JUNE 30,
                                                                                                           2005
                                                                                                        ----------
NET ASSET VALUE, BEGINNING OF PERIOD...................................................................  $ 12.11
                                                                                                         -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income................................................................................     0.09
  Net realized and unrealized gain (loss) on investments...............................................     0.00
                                                                                                         -------
  Total from investment operations.....................................................................     0.09
                                                                                                         -------
LESS DISTRIBUTIONS
  Distributions from net investment income.............................................................    (0.12)
  Distributions from net realized capital gains........................................................    (0.13)
                                                                                                         -------
  Total distributions..................................................................................    (0.25)
                                                                                                         -------
NET ASSET VALUE, END OF PERIOD.........................................................................  $ 11.95
                                                                                                         =======
TOTAL RETURN (%).......................................................................................      0.8(b)
Ratio of operating expenses to average net assets before expense reductions (%)........................     0.85(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d).....................     0.83(c)
Ratio of net investment income to average net assets (%)...............................................     1.59(c)
Portfolio turnover rate (%)............................................................................      170(c)
Net assets, end of period (000)........................................................................  $38,100
The ratios of operating expenses to average net assets without giving effect to the contractual expense
 agreement would have been (%).........................................................................       --

                                                                                                               CLASS A
                                                                                                        ----------------------------
                                                                                                           YEAR ENDED
                                                                                                          DECEMBER 31,
                                                                                                        ---------------
                                                                                                         2004     2003
                                                                                                        ------- -------
NET ASSET VALUE, BEGINNING OF PERIOD................................................................... $ 10.67 $  7.95
                                                                                                        ------- -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income................................................................................    0.15    0.11
  Net realized and unrealized gain (loss) on investments...............................................    1.29    2.71
                                                                                                        ------- -------
  Total from investment operations.....................................................................    1.44    2.82
                                                                                                        ------- -------
LESS DISTRIBUTIONS
  Distributions from net investment income.............................................................    0.00   (0.10)
  Distributions from net realized capital gains........................................................    0.00    0.00
                                                                                                        ------- -------
  Total distributions..................................................................................    0.00   (0.10)
                                                                                                        ------- -------
NET ASSET VALUE, END OF PERIOD......................................................................... $ 12.11 $ 10.67
                                                                                                        ======= =======
TOTAL RETURN (%).......................................................................................    13.4    35.7
Ratio of operating expenses to average net assets before expense reductions (%)........................    0.93    0.94
Ratio of operating expenses to average net assets after expense reductions (%) (d).....................    0.89      --
Ratio of net investment income to average net assets (%)...............................................    1.31    1.28
Portfolio turnover rate (%)............................................................................      31      51
Net assets, end of period (000)........................................................................ $37,259 $33,113
The ratios of operating expenses to average net assets without giving effect to the contractual expense
 agreement would have been (%).........................................................................      --    1.05

                                                                                                        -----------
                                                                                                        MAY 1, 2002(A)
                                                                                                           THROUGH
                                                                                                         DECEMBER 31,
                                                                                                             2002
                                                                                                        --------------
NET ASSET VALUE, BEGINNING OF PERIOD...................................................................     $10.00
                                                                                                            ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income................................................................................       0.06
  Net realized and unrealized gain (loss) on investments...............................................      (2.06)
                                                                                                            ------
  Total from investment operations.....................................................................      (2.00)
                                                                                                            ------
LESS DISTRIBUTIONS
  Distributions from net investment income.............................................................      (0.05)
  Distributions from net realized capital gains........................................................       0.00
                                                                                                            ------
  Total distributions..................................................................................      (0.05)
                                                                                                            ------
NET ASSET VALUE, END OF PERIOD.........................................................................     $ 7.95
                                                                                                            ======
TOTAL RETURN (%).......................................................................................      (20.0)(b)
Ratio of operating expenses to average net assets before expense reductions (%)........................       0.85 (c)
Ratio of operating expenses to average net assets after expense reductions (%) (d).....................         --
Ratio of net investment income to average net assets (%)...............................................       1.18 (c)
Portfolio turnover rate (%)............................................................................         84 (c)
Net assets, end of period (000)........................................................................     $4,642
The ratios of operating expenses to average net assets without giving effect to the contractual expense
 agreement would have been (%).........................................................................       2.33 (c)

                                                                           CLASS B
                                                         ----------------------------------------     -----------
                                                         SIX MONTHS    YEAR ENDED    JULY 30, 2002(A) SIX MONTHS
                                                           ENDED      DECEMBER 31,       THROUGH        ENDED
                                                          JUNE 30,   --------------    DECEMBER 31,    JUNE 30,
                                                            2005      2004    2003         2002          2005
                                                         ----------  ------- ------  ---------------- ----------
NET ASSET VALUE, BEGINNING OF PERIOD....................  $ 12.07    $ 10.66 $ 7.95       $ 8.30       $ 12.08
                                                          -------    ------- ------       ------       -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income.................................     0.06       0.08   0.04         0.03          0.08
  Net realized and unrealized gain (loss) on
   investments..........................................     0.02       1.33   2.76        (0.36)         0.00
                                                          -------    ------- ------       ------       -------
  Total from investment operations......................     0.08       1.41   2.80        (0.33)         0.08
                                                          -------    ------- ------       ------       -------
LESS DISTRIBUTIONS
  Distributions from net investment income..............    (0.10)      0.00  (0.09)       (0.02)        (0.10)
  Distributions from net realized capital gains.........    (0.13)      0.00   0.00         0.00         (0.13)
                                                          -------    ------- ------       ------       -------
  Total distributions...................................    (0.23)      0.00  (0.09)       (0.02)        (0.23)
                                                          -------    ------- ------       ------       -------
NET ASSET VALUE, END OF PERIOD..........................  $ 11.92    $ 12.07 $10.66       $ 7.95       $ 11.93
                                                          =======    ======= ======       ======       =======
TOTAL RETURN (%)........................................      0.6(b)    13.2   35.4         (4.0)(b)       0.6(b)
Ratio of operating expenses to average net assets before
 expense reductions (%).................................     1.10(c)    1.18   1.19         1.10 (c)      1.00(c)
Ratio of operating expenses to average net assets after
 expense reductions (%) (d).............................     1.08(c)    1.14     --           --          0.98(c)
Ratio of net investment income to average
 net assets (%).........................................     1.38(c)    1.46   1.02         0.93 (c)      1.43(c)
Portfolio turnover rate (%).............................      170(c)      31     51           84 (c)       170(c)
Net assets, end of period (000).........................  $26,924    $15,880 $   61       $    1       $59,585
The ratios of operating expenses to average net assets
 without giving effect to the contractual expense
 agreement would have been (%)..........................       --         --   1.30         2.58 (c)        --

                                                                CLASS E
                                                         ----------------------------
                                                            YEAR ENDED    MAY 1, 2002(A)
                                                           DECEMBER 31,      THROUGH
                                                         ---------------   DECEMBER 31,
                                                          2004     2003        2002
                                                         ------- -------  --------------
NET ASSET VALUE, BEGINNING OF PERIOD.................... $ 10.66 $  7.95      $10.00
                                                         ------- -------      ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income.................................    0.12    0.08        0.04
  Net realized and unrealized gain (loss) on
   investments..........................................    1.30    2.72       (2.04)
                                                         ------- -------      ------
  Total from investment operations......................    1.42    2.80       (2.00)
                                                         ------- -------      ------
LESS DISTRIBUTIONS
  Distributions from net investment income..............    0.00   (0.09)      (0.05)
  Distributions from net realized capital gains.........    0.00    0.00        0.00
                                                         ------- -------      ------
  Total distributions...................................    0.00   (0.09)      (0.05)
                                                         ------- -------      ------
NET ASSET VALUE, END OF PERIOD.......................... $ 12.08 $ 10.66      $ 7.95
                                                         ======= =======      ======
TOTAL RETURN (%)........................................    13.3    35.4       (20.0)(b)
Ratio of operating expenses to average net assets before
 expense reductions (%).................................    1.08    1.09        1.00 (c)
Ratio of operating expenses to average net assets after
 expense reductions (%) (d).............................    1.04      --          --
Ratio of net investment income to average
 net assets (%).........................................    1.21    1.14        1.03 (c)
Portfolio turnover rate (%).............................      31      51          84 (c)
Net assets, end of period (000)......................... $59,449 $29,051      $4,911
The ratios of operating expenses to average net assets
 without giving effect to the contractual expense
 agreement would have been (%)..........................      --    1.20        2.48 (c)

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIODS LESS THAN ONE YEAR ARE NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.
(d)THE PORTFOLIO HAS ENTERED INTO ARRANEMENTS WITH CERTAIN BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-108

METROPOLITAN SERIES FUND, INC.

 BLACKROCK LEGACY LARGE CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS--98.3% OF TOTAL NET ASSETS

                                                                   VALUE
    SHARES                                                        (NOTE 1)
  ---------------------------------------------------------------------------

             AEROSPACE & DEFENSE--1.0%
      49,600 General Dynamics Corp............................. $   5,433,184
                                                                -------------

             BEVERAGES--2.2%
     217,300 PepsiCo, Inc......................................    11,718,989
                                                                -------------

             BIOTECHNOLOGY--4.1%
      86,400 Amgen, Inc. (b)...................................     5,223,744
     121,400 Charles River Laboratories International, Inc. (b)     5,857,550
      83,900 Genentech, Inc. (b)...............................     6,735,492
      66,900 Genzyme Corp. (b).................................     4,020,021
                                                                -------------
                                                                   21,836,807
                                                                -------------

             CAPITAL MARKETS--3.3%
     111,216 Franklin Resources, Inc...........................     8,561,408
      19,100 The Chicago Merchantile Exchange (c)..............     5,644,050
      37,100 The Goldman Sachs Group, Inc......................     3,784,942
                                                                -------------
                                                                   17,990,400
                                                                -------------

             CHEMICALS--0.9%
      80,200 Monsanto Co.......................................     5,042,174
                                                                -------------

             COMMUNICATIONS EQUIPMENT--2.2%
     416,650 Cisco Systems, Inc. (b)...........................     7,962,181
     117,400 QUALCOMM, Inc.....................................     3,875,374
                                                                -------------
                                                                   11,837,555
                                                                -------------

             COMPUTERS & PERIPHERALS--4.3%
      94,300 Apple Computer, Inc. (b)..........................     3,471,183
     212,400 Dell, Inc. (b)....................................     8,391,924
     820,700 EMC Corp. (b).....................................    11,251,797
                                                                -------------
                                                                   23,114,904
                                                                -------------

             CONSUMER FINANCE--3.5%
     253,300 American Express Co...............................    13,483,159
     106,400 SLM Corp..........................................     5,405,120
                                                                -------------
                                                                   18,888,279
                                                                -------------

             DIVERSIFIED FINANCIAL SERVICES--0.9%
     133,100 JPMorgan Chase & Co...............................     4,701,092
                                                                -------------

             DIVERSIFIED TELECOMMUNICATION SERVICES--0.8%
     170,500 Sprint Corp.......................................     4,277,845
                                                                -------------

             ENERGY EQUIPMENT & SERVICES--0.9%
      62,300 Schlumberger, Ltd.................................     4,731,062
                                                                -------------

             FOOD & STAPLES RETAILING--2.0%
     197,000 CVS Corp..........................................     5,726,790
     145,500 Sysco Corp. (c)...................................     5,265,645
                                                                -------------
                                                                   10,992,435
                                                                -------------

                                                                  VALUE
         SHARES                                                  (NOTE 1)
       --------------------------------------------------------------------

                     HEALTH CARE EQUIPMENT & SUPPLIES--2.8%
        116,000      Cytyc Corp. (b).......................... $ 2,558,960
        289,800      St. Jude Medical, Inc. (b)...............  12,638,178
                                                               -----------
                                                                15,197,138
                                                               -----------

                     HEALTH CARE PROVIDERS & SERVICES--7.4%
        172,300      Caremark Rx, Inc. (b)....................   7,670,796
         42,400      PacifiCare Health Systems, Inc. (b)......   3,029,480
        131,200      Quest Diagnostics, Inc...................   6,989,024
        325,200      UnitedHealth Group, Inc..................  16,955,928
         78,000      WellPoint, Inc. (b)......................   5,431,920
                                                               -----------
                                                                40,077,148
                                                               -----------

                     HOTELS, RESTAURANTS & LEISURE--4.4%
        125,300      Harrah's Entertainment, Inc..............   9,030,371
         82,200      Marriott International, Inc. (Class A)...   5,607,684
         68,100      Royal Caribbean Cruises, Ltd.............   3,293,316
         95,000      Starwood Hotels & Resorts Worldwide, Inc.
                      (Class B)...............................   5,564,150
                                                               -----------
                                                                23,495,521
                                                               -----------

                     HOUSEHOLD DURABLES--0.5%
         32,100      Harman International Industries, Inc.....   2,611,656
                                                               -----------

                     HOUSEHOLD PRODUCTS--3.3%
         83,300      The Clorox Co............................   4,641,476
        250,600      The Procter & Gamble Co..................  13,219,150
                                                               -----------
                                                                17,860,626
                                                               -----------

                     IT SERVICES--3.5%
        172,700      Alliance Data Systems Corp. (b)..........   7,004,712
         94,000      Cognizant Technology Solutions Corp.
                      (Class A) (b)...........................   4,430,220
        259,000      VeriSign, Inc. (b).......................   7,448,840
                                                               -----------
                                                                18,883,772
                                                               -----------

                     INDUSTRIAL CONGLOMERATES--4.6%
        555,800      General Electric Co......................  19,258,470
        180,200      Tyco International, Ltd..................   5,261,840
                                                               -----------
                                                                24,520,310
                                                               -----------

                     INTERNET SOFTWARE & SERVICES--5.0%
         34,162      Google, Inc. (Class A) (b)...............  10,048,752
        493,800      Yahoo!, Inc. (b).........................  17,110,170
                                                               -----------
                                                                27,158,922
                                                               -----------

                     MACHINERY--1.5%
        153,700      Danaher Corp.............................   8,044,658
                                                               -----------

                     MEDIA--3.2%
        284,300      Comcast Corp. (Special Class A) (b)......   8,514,785
        358,500      News Corp., Inc. (c).....................   6,044,310
         78,600      XM Satellite Radio Holdings, Inc. (b) (c)   2,645,676
                                                               -----------
                                                                17,204,771
                                                               -----------

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-109

METROPOLITAN SERIES FUND, INC.

 BLACKROCK LEGACY LARGE CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                                  VALUE
       SHARES                                                    (NOTE 1)
     ----------------------------------------------------------------------

                METALS & MINING--1.8%
      176,600   CONSOL Energy, Inc............................ $ 9,462,228
                                                               -----------

                MULTILINE RETAIL--4.0%
      178,600   Kohl's Corp. (b)..............................   9,985,526
      211,200   Target Corp...................................  11,491,392
                                                               -----------
                                                                21,476,918
                                                               -----------

                OIL, GAS & CONSUMABLE FUELS--4.3%
      232,700   EOG Resources, Inc............................  13,217,360
       84,706   Exxon Mobil Corp..............................   4,868,054
      132,400   Newfield Exploration Co. (b)..................   5,281,436
                                                               -----------
                                                                23,366,850
                                                               -----------

                PERSONAL PRODUCTS--1.0%
      144,200   Avon Products, Inc............................   5,457,970
                                                               -----------

                PHARMACEUTICALS--9.7%
      209,600   Abbott Laboratories...........................  10,272,496
       68,500   Allergan, Inc.................................   5,838,940
      297,800   Johnson & Johnson.............................  19,357,000
      205,800   Novartis AG (ADR).............................   9,763,152
      144,600   Sanofi-Aventis (ADR)..........................   5,927,154
       41,400   Teva Pharmaceutical Industries, Ltd. (ADR) (c)   1,289,196
                                                               -----------
                                                                52,447,938
                                                               -----------

                SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT--4.0%
      636,700   Intel Corp....................................  16,592,402
      131,000   Linear Technology Corp........................   4,806,390
                                                               -----------
                                                                21,398,792
                                                               -----------

                SOFTWARE--6.5%
       88,300   Adobe Systems, Inc............................   2,527,146
      897,400   Microsoft Corp................................  22,291,416
      669,500   Oracle Corp. (b)..............................   8,837,400
       75,700   Salesforce.com, Inc. (b) (c)..................   1,550,336
                                                               -----------
                                                                35,206,298
                                                               -----------

                                                              VALUE
          SHARES                                             (NOTE 1)
        ---------------------------------------------------------------

                   SPECIALTY RETAIL--1.8%
           139,100 Chico's FAS, Inc. (b).................. $  4,768,348
           226,650 Staples, Inc...........................    4,832,178
                                                           ------------
                                                              9,600,526
                                                           ------------

                   TEXTILES, APPAREL & LUXURY GOODS--2.9%
           129,400 Coach, Inc. (b)........................    4,343,958
            52,800 NIKE, Inc. (Class B)...................    4,572,480
           152,300 Polo Ralph Lauren Corp. (c)............    6,565,653
                                                           ------------
                                                             15,482,091
                                                           ------------
                   Total Common Stocks
                    (Identified Cost $475,548,328)........  529,518,859
                                                           ------------

        SHORT TERM INVESTMENTS--1.4%
           FACE
          AMOUNT
        ---------------------------------------------------------------

                   DISCOUNT NOTES--1.4%
        $7,600,000 Federal Home Loan Bank 2.650%, 07/01/05    7,600,000
                                                           ------------
                   Total Short Term Investments
                    (Identified Cost $7,600,000)..........    7,600,000
                                                           ------------
                   Total Investments--99.7%
                    (Identified Cost $483,148,328) (a)....  537,118,859
                   Other assets less liabilities..........    1,711,054
                                                           ------------
                   TOTAL NET ASSETS--100%................. $538,829,913
                                                           ============


  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-110

METROPOLITAN SERIES FUND, INC.

 BLACKROCK LEGACY LARGE CAP GROWTH PORTFOLIO

STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
JUNE 30, 2005 (UNAUDITED)

     ASSETS
       Investments at value.....................             $ 537,118,859
       Cash.....................................                    88,240
       Collateral for securities loaned.........                17,765,528
       Receivable for:
        Securities sold.........................                 9,482,409
        Fund shares sold........................                   955,206
        Dividends and interest..................                   363,862
        Foreign taxes...........................                    10,616
                                                             -------------
         Total Assets...........................               565,784,720
     LIABILITIES
       Payable for:
        Fund shares redeemed.................... $   984,227
        Securities purchased....................   7,711,218
        Withholding taxes.......................      15,925
        Return of collateral for securities
         loaned.................................  17,765,528
       Accrued expenses:
        Management fees.........................     326,933
        Service and distribution fees...........      11,765
        Other expenses..........................     139,211
                                                 -----------
         Total Liabilities......................                26,954,807
                                                             -------------
     NET ASSETS.................................             $ 538,829,913
                                                             =============
       Net assets consist of:
        Capital paid in.........................             $ 728,090,108
        Undistributed net investment income.....                   658,749
        Accumulated net realized losses.........              (243,889,475)
        Unrealized appreciation (depreciation)
         on investments.........................                53,970,531
                                                             -------------
     NET ASSETS.................................             $ 538,829,913
                                                             =============
     Computation of offering price:
     CLASS A
     Net asset value and redemption price per
      share ($463,945,508 divided by
      23,355,924 shares outstanding)............             $       19.86
                                                             =============
     CLASS B
     Net asset value and redemption price per
      share ($30,866,779 divided by
      1,576,525 shares outstanding).............             $       19.58
                                                             =============
     CLASS E
     Net asset value and redemption price per
      share ($44,017,626 divided by
      2,233,389 shares outstanding).............             $       19.71
                                                             =============
     Identified cost of investments.............             $ 483,148,328
                                                             =============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)

     INVESTMENT INCOME
       Dividends...............................             $  2,769,233(a)
       Interest................................                  111,861(b)
                                                            ------------
                                                               2,881,094
     EXPENSES
       Management fees......................... $1,973,377
       Service and distribution fees--Class B..     35,550
       Service and distribution fees--Class E..     32,829
       Directors' fees and expenses............      9,774
       Custodian...............................     67,663
       Audit and tax services..................     10,167
       Legal...................................     10,977
       Printing................................     75,978
       Insurance...............................      6,374
       Miscellaneous...........................      3,230
                                                ----------
       Total expenses before reductions........  2,225,919
       Expense reductions......................    (38,788)    2,187,131
                                                ----------  ------------
     NET INVESTMENT INCOME.....................                  693,963
                                                            ------------
     REALIZED AND UNREALIZED GAIN (LOSS)
     Realized gain (loss) on:
       Investments--net........................               12,137,425
     Unrealized appreciation (depreciation) on:
       Investments--net........................              (25,675,613)
                                                            ------------
     Net gain (loss)...........................              (13,538,188)
                                                            ------------
     NET INCREASE (DECREASE) IN NET ASSETS
      FROM OPERATIONS..........................             $(12,844,225)
                                                            ============

(a)NET OF FOREIGN TAXES OF $61,221.
(b)INCLUDES INCOME ON SECURITIES LOANED OF $22,805.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-111

METROPOLITAN SERIES FUND, INC.

 BLACKROCK LEGACY LARGE CAP GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                                      SIX MONTHS
                                                                        ENDED       YEAR ENDED
                                                                       JUNE 30,    DECEMBER 31,
                                                                         2005          2004
                                                                     ------------  ------------
FROM OPERATIONS
  Net investment income............................................. $    693,963  $  2,192,212
  Net realized gain.................................................   12,137,425    61,402,507
  Unrealized depreciation...........................................  (25,675,613)  (15,127,902)
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................  (12,844,225)   48,466,817
                                                                     ------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................   (2,005,932)            0
    Class B.........................................................      (43,513)            0
    Class E.........................................................     (125,307)            0
                                                                     ------------
  TOTAL DISTRIBUTIONS...............................................   (2,174,752)            0
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.  (32,991,957)  (38,842,134)
                                                                     ------------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................  (48,010,934)    9,624,683

NET ASSETS
  Beginning of the period...........................................  586,840,847   577,216,164
                                                                     ------------  ------------
  End of the period................................................. $538,829,913  $586,840,847
                                                                     ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $    658,749  $  2,139,538
                                                                     ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                   SIX MONTHS ENDED              YEAR ENDED
                                                                     JUNE 30, 2005           DECEMBER 31, 2004
                                                               ------------------------  -------------------------
                                                                 SHARES          $         SHARES          $
                                                               ----------  ------------  ----------  -------------
CLASS A
  Sales.......................................................  1,731,277  $ 33,774,582   4,377,237  $  82,651,664
  Reinvestments...............................................    106,303     2,005,932           0              0
  Redemptions................................................. (3,559,295)  (69,379,908) (8,138,806)  (153,665,556)
                                                               ----------  ------------  ----------  -------------
  Net increase (decrease)..................................... (1,721,715) $(33,599,394) (3,761,569) $ (71,013,892)
                                                               ==========  ============  ==========  =============
CLASS B
  Sales.......................................................    305,190  $  5,856,842   1,629,167  $  29,464,501
  Reinvestments...............................................      2,339        43,513           0              0
  Redemptions.................................................   (168,873)   (3,235,391)   (196,110)    (3,622,230)
                                                               ----------  ------------  ----------  -------------
  Net increase (decrease).....................................    138,656  $  2,664,964   1,433,056  $  25,842,271
                                                               ==========  ============  ==========  =============
CLASS E
  Sales.......................................................    181,240  $  3,503,777     722,082  $  13,600,671
  Reinvestments...............................................      6,694       125,307           0              0
  Redemptions.................................................   (294,527)   (5,686,611)   (388,316)    (7,271,184)
                                                               ----------  ------------  ----------  -------------
  Net increase (decrease).....................................   (106,593) $ (2,057,527)    333,766  $   6,329,487
                                                               ==========  ============  ==========  =============
  Increase (decrease) derived from capital share transactions. (1,689,652) $(32,991,957) (1,994,747) $ (38,842,134)
                                                               ==========  ============  ==========  =============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-112

METROPOLITAN SERIES FUND, INC.

 BLACKROCK LEGACY LARGE CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS (UNAUDITED)


                                                                                   ----------------------
                                                                                    SIX MONTHS
                                                                                      ENDED
                                                                                     JUNE 30,    --------
                                                                                       2005        2004
                                                                                   ----------    --------
NET ASSET VALUE, BEGINNING OF PERIOD..............................................  $  20.37     $  18.72
                                                                                    --------     --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................      0.03         0.08
  Net realized and unrealized gain (loss) on investments..........................     (0.46)        1.57
                                                                                    --------     --------
  Total from investment operations................................................     (0.43)        1.65
                                                                                    --------     --------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................     (0.08)        0.00
  Distributions from net realized capital gains...................................      0.00         0.00
  Distributions in excess of net realized capital gains...........................      0.00         0.00
                                                                                    --------     --------
  Total distributions.............................................................     (0.08)        0.00
                                                                                    --------     --------
NET ASSET VALUE, END OF PERIOD....................................................  $  19.86     $  20.37
                                                                                    ========     ========
TOTAL RETURN (%)..................................................................      (2.0)(b)      8.8
Ratio of operating expenses to average net assets before expense reductions (%)...      0.80 (c)     0.80
Ratio of operating expenses to average net assets after expense reductions (%) (d)      0.78 (c)     0.76
Ratio of net investment income (loss) to average net assets (%)...................      0.28 (c)     0.39
Portfolio turnover rate (%).......................................................        79 (c)      190
Net assets, end of period (000)...................................................  $463,946     $510,771

                                                                                        CLASS A
                                                                                   ---------------------------------------

                                                                                       YEAR ENDED DECEMBER 31,
                                                                                   ---------------------------------------
                                                                                     2003      2002      2001      2000
                                                                                   --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $  13.86  $  20.74  $  25.06  $  29.34
                                                                                   --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................     0.00      0.01      0.00      0.03
  Net realized and unrealized gain (loss) on investments..........................     4.87     (6.89)    (2.91)    (3.99)
                                                                                   --------  --------  --------  --------
  Total from investment operations................................................     4.87     (6.88)    (2.91)    (3.96)
                                                                                   --------  --------  --------  --------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................    (0.01)     0.00     (0.07)    (0.09)
  Distributions from net realized capital gains...................................     0.00      0.00     (1.34)     0.00
  Distributions in excess of net realized capital gains...........................     0.00      0.00      0.00     (0.23)
                                                                                   --------  --------  --------  --------
  Total distributions.............................................................    (0.01)     0.00     (1.41)    (0.32)
                                                                                   --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD.................................................... $  18.72  $  13.86  $  20.74  $  25.06
                                                                                   ========  ========  ========  ========
TOTAL RETURN (%)..................................................................     35.2     (33.2)    (12.0)    (13.7)
Ratio of operating expenses to average net assets before expense reductions (%)...     0.82      0.79      0.84      0.79
Ratio of operating expenses to average net assets after expense reductions (%) (d)     0.80        --        --        --
Ratio of net investment income (loss) to average net assets (%)...................     0.00      0.05      0.00      0.23
Portfolio turnover rate (%).......................................................      167       243        88        88
Net assets, end of period (000)................................................... $539,840  $449,676  $788,097  $968,357

                                                                    CLASS B
                                                 -----------------------------------------     ------------
                                                 SIX MONTHS     YEAR ENDED    JULY 30, 2002(A) SIX MONTHS
                                                   ENDED       DECEMBER 31,       THROUGH        ENDED
                                                  JUNE 30,    --------------    DECEMBER 31,    JUNE 30,
                                                    2005       2004    2003         2002          2005
                                                 ----------   ------- ------  ---------------- ----------
NET ASSET VALUE, BEGINNING OF PERIOD............  $ 20.04     $ 18.46 $13.65       $14.64       $ 20.19
                                                  -------     ------- ------       ------       -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)..................     0.00        0.07   0.00        (0.01)         0.01
  Net realized and unrealized gain (loss) on
   investments..................................    (0.43)       1.51   4.81        (0.98)        (0.43)
                                                  -------     ------- ------       ------       -------
  Total from investment operations..............    (0.43)       1.58   4.81        (0.99)        (0.42)
                                                  -------     ------- ------       ------       -------
LESS DISTRIBUTIONS
  Distributions from net investment income......    (0.03)       0.00   0.00         0.00         (0.06)
                                                  -------     ------- ------       ------       -------
  Total distributions...........................    (0.03)       0.00   0.00         0.00         (0.06)
                                                  -------     ------- ------       ------       -------
NET ASSET VALUE, END OF PERIOD..................  $ 19.58     $ 20.04 $18.46       $13.65       $ 19.71
                                                  =======     ======= ======       ======       =======
TOTAL RETURN (%)................................     (2.1)(b)     8.6   35.2         (6.8)(b)      (2.1)(b)
Ratio of operating expenses to average net
 assets before expense reductions (%)...........     1.05 (c)    1.05   1.07         1.04 (c)      0.95 (c)
Ratio of operating expenses to average net
 assets after expense reductions(%) (d).........     1.03 (c)    1.01   1.05           --          0.93 (c)
Ratio of net investment income (loss) to average
 net assets (%).................................     0.03 (c)    0.59  (0.04)       (0.24)(c)      0.13 (c)
Portfolio turnover rate (%).....................       79 (c)     190    167          243            79 (c)
Net assets, end of period (000).................  $30,867     $28,818 $   89       $    1       $44,018

                                                            CLASS E
                                                 -------------------------------------
                                                        YEAR ENDED         MAY 1, 2001(A)
                                                       DECEMBER 31,           THROUGH
                                                 ------------------------   DECEMBER 31,
                                                  2004     2003     2002        2001
                                                 ------- -------  -------  --------------
NET ASSET VALUE, BEGINNING OF PERIOD............ $ 18.59 $ 13.78  $ 20.64      $23.50
                                                 ------- -------  -------      ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)..................    0.06   (0.02)   (0.01)       0.00
  Net realized and unrealized gain (loss) on
   investments..................................    1.54    4.83    (6.85)      (2.86)
                                                 ------- -------  -------      ------
  Total from investment operations..............    1.60    4.81    (6.86)      (2.86)
                                                 ------- -------  -------      ------
LESS DISTRIBUTIONS
  Distributions from net investment income......    0.00    0.00     0.00        0.00
                                                 ------- -------  -------      ------
  Total distributions...........................    0.00    0.00     0.00        0.00
                                                 ------- -------  -------      ------
NET ASSET VALUE, END OF PERIOD.................. $ 20.19 $ 18.59  $ 13.78      $20.64
                                                 ======= =======  =======      ======
TOTAL RETURN (%)................................     8.6    34.9    (33.2)      (12.2)(b)
Ratio of operating expenses to average net
 assets before expense reductions (%)...........    0.95    0.97     0.94        0.99 (c)
Ratio of operating expenses to average net
 assets after expense reductions(%) (d).........    0.91    0.95       --          --
Ratio of net investment income (loss) to average
 net assets (%).................................    0.29   (0.14)   (0.06)       0.00 (c)
Portfolio turnover rate (%).....................     190     167      243          88
Net assets, end of period (000)................. $47,251 $37,288  $15,218      $4,994

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIODS LESS THAN ONE YEAR ARE NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.
(d)THE PORTFOLIO HAS ENTERED INTO ARRANGEMENTS WITH CERTAIN BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-113

METROPOLITAN SERIES FUND, INC.

 CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS--99.2% OF TOTAL NET ASSETS

                                                               VALUE
        SHARES                                                (NOTE 1)
      -------------------------------------------------------------------

                  AEROSPACE & DEFENSE--1.9%
           23,700 The Boeing Co............................ $   1,564,200
          148,540 United Technologies Corp.................     7,627,529
                                                            -------------
                                                                9,191,729
                                                            -------------

                  AIR FREIGHT & LOGISTICS--0.4%
           31,500 United Parcel Service, Inc. (Class B)....     2,178,540
                                                            -------------

                  BEVERAGES--2.4%
          128,400 Anheuser-Busch Cos., Inc.................     5,874,300
          108,400 PepsiCo, Inc.............................     5,846,012
                                                            -------------
                                                               11,720,312
                                                            -------------

                  BIOTECHNOLOGY--1.7%
           86,900 Amgen, Inc. (b)..........................     5,253,974
           77,500 Applera Corp.--Applied Biosystems Group..     1,524,425
           22,800 Imclone Systems, Inc. (b)................       706,116
          125,400 Millennium Pharmaceuticals, Inc. (b).....     1,162,458
                                                            -------------
                                                                8,646,973
                                                            -------------

                  BUILDING PRODUCTS--0.8%
           90,000 American Standard Cos., Inc. (b).........     3,772,800
                                                            -------------

                  CAPITAL MARKETS--0.4%
           18,500 The Goldman Sachs Group, Inc.............     1,887,370
                                                            -------------

                  CHEMICALS--1.8%
           36,900 Air Products & Chemicals, Inc............     2,225,070
           30,000 E. I. du Pont de Nemours & Co............     1,290,300
           63,800 Huntsman Corp............................     1,293,226
           49,700 Methanex Corp............................       818,559
           71,200 The Dow Chemical Co......................     3,170,536
                                                            -------------
                                                                8,797,691
                                                            -------------

                  COMMERCIAL BANKS--2.0%
          158,800 Wells Fargo & Co.........................     9,778,904
                                                            -------------

                  COMMERCIAL SERVICES & SUPPLIES--0.4%
          143,500 Allied Waste Industries, Inc. (b)........     1,137,955
           35,100 Monster Worldwide, Inc. (b)..............     1,006,668
                                                            -------------
                                                                2,144,623
                                                            -------------

                  COMMUNICATIONS EQUIPMENT--2.7%
          422,670 Cisco Systems, Inc. (b)..................     8,077,224
           85,700 Corning, Inc. (b)........................     1,424,334
          299,500 JDS Uniphase Corp. (b)...................       455,240
           59,700 Polycom, Inc. (b)........................       890,127
           77,200 QUALCOMM, Inc............................     2,548,372
                                                            -------------
                                                               13,395,297
                                                            -------------

                  COMPUTERS & PERIPHERALS--1.7%
           77,600 Hewlett-Packard Co.......................     1,824,376
           26,000 International Business Machines Corp.....     1,929,200
           28,500 Lexmark International, Inc. (Class A) (b)     1,847,655

                                                                 VALUE
       SHARES                                                   (NOTE 1)
     ----------------------------------------------------------------------

                 COMPUTERS & PERIPHERALS--(CONTINUED)
          44,500 Seagate Technology.......................... $     780,975
         599,100 Sun Microsystems, Inc. (b)..................     2,234,643
                                                              -------------
                                                                  8,616,849
                                                              -------------

                 CONSTRUCTION & ENGINEERING--0.9%
          79,200 Fluor Corp..................................     4,561,128
                                                              -------------

                 CONSUMER FINANCE--2.3%
          42,600 AmeriCredit Corp. (b).......................     1,086,300
         205,000 SLM Corp....................................    10,414,000
                                                              -------------
                                                                 11,500,300
                                                              -------------

                 DIVERSIFIED FINANCIAL SERVICES--2.2%
         302,172 JPMorgan Chase & Co.........................    10,672,715
                                                              -------------

                 DIVERSIFIED TELECOMMUNICATION SERVICES--2.9%
         384,000 Qwest Communications International, Inc. (b)     1,424,640
          52,077 SBC Communications, Inc.....................     1,236,829
         363,450 Sprint Corp.................................     9,118,960
          69,438 Verizon Communications, Inc.................     2,399,083
                                                              -------------
                                                                 14,179,512
                                                              -------------

                 ELECTRICAL EQUIPMENT--0.8%
          51,000 Cooper Industries, Ltd. (Class A)...........     3,258,900
          13,000 Emerson Electric Co.........................       814,190
                                                              -------------
                                                                  4,073,090
                                                              -------------

                 ELECTRONIC EQUIPMENT & INSTRUMENTS--2.3%
         172,900 Agilent Technologies, Inc. (b)..............     3,980,158
          87,400 Avnet, Inc. (b).............................     1,969,122
         151,800 Flextronics International, Ltd. (b).........     2,005,278
         111,600 Jabil Circuit, Inc. (b).....................     3,429,468
                                                              -------------
                                                                 11,384,026
                                                              -------------

                 ENERGY EQUIPMENT & SERVICES--3.1%
          33,100 Baker Hughes, Inc...........................     1,693,396
          17,600 BJ Services Co..............................       923,648
          85,300 Schlumberger, Ltd...........................     6,477,682
          54,100 Transocean, Inc. (b)........................     2,919,777
          52,600 Weatherford International, Ltd. (b).........     3,049,748
                                                              -------------
                                                                 15,064,251
                                                              -------------

                 FOOD & STAPLES RETAILING--1.6%
          89,800 Costco Wholesale Corp.......................     4,024,836
         101,200 Sysco Corp..................................     3,662,428
                                                              -------------
                                                                  7,687,264
                                                              -------------

                 FOOD PRODUCTS--2.0%
          88,600 Campbell Soup Co............................     2,726,222
         107,100 Kraft Foods, Inc. (Class A).................     3,406,851
          57,400 Unilever NV (ADR)...........................     3,721,242
                                                              -------------
                                                                  9,854,315
                                                              -------------

 SEE ACCOMPANYING NOTES TO STATEMENT OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-114

METROPOLITAN SERIES FUND, INC.

 CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                                   VALUE
     SHARES                                                       (NOTE 1)
   --------------------------------------------------------------------------

               GAS UTILITIES--0.3%
        28,900 Kinder Morgan Management, LLC................... $   1,329,400
                                                                -------------

               HEALTH CARE EQUIPMENT & SUPPLIES--1.9%
        76,800 Baxter International, Inc.......................     2,849,280
        14,700 Becton, Dickinson & Co..........................       771,309
        66,072 Guidant Corp....................................     4,446,646
        20,900 Medtronic, Inc..................................     1,082,411
                                                                -------------
                                                                    9,149,646
                                                                -------------

               HEALTH CARE PROVIDERS & SERVICES--3.8%
        43,800 AmerisourceBergen Corp..........................     3,028,770
        61,300 DaVita, Inc. (b)................................     2,787,924
        79,300 Lincare Holdings, Inc. (b)......................     3,238,612
        31,700 McKesson Corp...................................     1,419,843
        53,900 Medco Health Solutions, Inc. (b)................     2,876,104
        30,400 Tenet Healthcare Corp. (b)......................       372,096
        74,000 WellPoint, Inc. (b).............................     5,153,360
                                                                -------------
                                                                   18,876,709
                                                                -------------

               HOTELS, RESTAURANTS & LEISURE--1.0%
        61,400 Carnival Corp...................................     3,349,370
        24,100 Las Vegas Sands Corp. (b).......................       861,575
        23,600 McDonald's Corp.................................       654,900
                                                                -------------
                                                                    4,865,845
                                                                -------------

               HOUSEHOLD DURABLES--0.3%
        48,200 Leggett & Platt, Inc............................     1,281,156
                                                                -------------

               HOUSEHOLD PRODUCTS--0.8%
        20,700 Kimberly-Clark Corp.............................     1,295,613
        52,100 The Procter & Gamble Co.........................     2,748,275
                                                                -------------
                                                                    4,043,888
                                                                -------------

               IT SERVICES--2.4%
        38,000 Accenture, Ltd. (Class A) (b)...................       861,460
       126,100 Affiliated Computer Services, Inc. (Class A) (b)     6,443,710
        35,100 Automatic Data Processing, Inc..................     1,473,147
        29,100 Checkfree Corp. (b).............................       991,146
        65,900 VeriSign, Inc. (b)..............................     1,895,284
                                                                -------------
                                                                   11,664,747
                                                                -------------

               INDEPENDENT POWER PRODUCERS & ENERGY TRADERS--0.7%
       111,000 Duke Energy Co..................................     3,300,030
                                                                -------------

               INDUSTRIAL CONGLOMERATES--3.3%
        28,300 3M Co...........................................     2,046,090
       361,700 General Electric Co.............................    12,532,905
        13,000 Siemens AG (ADR)................................       944,450
        29,000 Tyco International, Ltd.........................       846,800
                                                                -------------
                                                                   16,370,245
                                                                -------------

               INSURANCE--3.0%
        67,500 American International Group, Inc...............     3,921,750
            68 Berkshire Hathaway, Inc. (Class A) (b)..........     5,678,000

                                                                   VALUE
       SHARES                                                     (NOTE 1)
     ------------------------------------------------------------------------

                    INSURANCE--(CONTINUED)
          25,000    The Chubb Corp............................. $   2,140,250
          19,800    The Hartford Financial Services Group, Inc.     1,480,644
          19,800    XL Capital, Ltd. (Class A).................     1,473,516
                                                                -------------
                                                                   14,694,160
                                                                -------------

                    INTERNET & CATALOG RETAIL--1.3%
          31,600    Amazon.com, Inc. (b).......................     1,045,328
          81,200    eBay, Inc. (b).............................     2,680,412
         103,800    IAC/InterActiveCorp. (b)...................     2,496,390
                                                                -------------
                                                                    6,222,130
                                                                -------------

                    INTERNET SOFTWARE & SERVICES--0.4%
           6,600    Google, Inc. (Class A) (b).................     1,941,390
                                                                -------------

                    LEISURE EQUIPMENT & PRODUCTS--0.2%
          66,100    Mattel, Inc................................     1,209,630
                                                                -------------

                    MACHINERY--1.2%
          25,400    Danaher Corp...............................     1,329,436
          42,600    Illinois Tool Works, Inc...................     3,394,368
          17,400    Ingersoll-Rand Co., Ltd. (Class A).........     1,241,490
                                                                -------------
                                                                    5,965,294
                                                                -------------

                    MEDIA--3.4%
          39,732    Cablevision Systems Corp. (Class A) (b)....     1,279,370
          44,100    Clear Channel Communications, Inc..........     1,364,013
          33,400    Comcast Corp. (Class A) (b)................     1,025,380
          17,100    Knight-Ridder, Inc.........................     1,048,914
          11,400    Omnicom Group, Inc.........................       910,404
          86,584    The DIRECTV Group, Inc. (b)................     1,342,052
           9,900    The Walt Disney Co.........................       249,282
         385,000    Time Warner, Inc. (b)......................     6,433,350
          99,500    Viacom, Inc. (Class B).....................     3,185,990
                                                                -------------
                                                                   16,838,755
                                                                -------------

                    METALS & MINING--0.6%
         107,116    Alcoa, Inc.................................     2,798,941
                                                                -------------

                    MULTI-UTILITIES--0.8%
         275,100    Calpine Corp. (b)..........................       935,340
         188,600    The AES Corp. (b)..........................     3,089,268
                                                                -------------
                                                                    4,024,608
                                                                -------------

                    MULTILINE RETAIL--1.2%
          90,500    Dollar Tree Stores, Inc. (b)...............     2,172,000
          67,400    Target Corp................................     3,667,234
                                                                -------------
                                                                    5,839,234
                                                                -------------

                    OIL, GAS & CONSUMABLE FUELS--6.2%
          12,900    Arch Coal, Inc.............................       702,663
         130,700    Exxon Mobil Corp...........................     7,511,329
          21,666    Kinder Morgan, Inc.........................     1,802,611
         155,600    Royal Dutch Petroleum Co. (ADR)............    10,098,440

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-115

METROPOLITAN SERIES FUND, INC.

 CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                                  VALUE
     SHARES                                                      (NOTE 1)
   -------------------------------------------------------------------------

               OIL, GAS & CONSUMABLE FUELS--(CONTINUED)
        42,700 Shell Transport & Trading Co., Plc. (ADR)...... $   2,479,162
       123,200 Unocal Corp....................................     8,014,160
                                                               -------------
                                                                  30,608,365
                                                               -------------

               PAPER & FOREST PRODUCTS--0.3%
        51,900 International Paper Co.........................     1,567,899
                                                               -------------

               PHARMACEUTICALS--10.5%
       115,500 Allergan, Inc..................................     9,845,220
       396,900 AstraZeneca, Plc. (ADR)........................    16,376,094
       110,900 Eli Lilly & Co.................................     6,178,239
       299,200 Forest Laboratories, Inc. (b)..................    11,623,920
        41,500 IVAX Corp. (b).................................       892,250
        80,400 Pfizer, Inc....................................     2,217,432
        18,000 Sepracor, Inc. (b).............................     1,080,180
       109,000 Teva Pharmaceutical Industries, Ltd. (ADR).....     3,394,260
                                                               -------------
                                                                  51,607,595
                                                               -------------

               REAL ESTATE--0.2%
        30,880 General Growth Properties, Inc. (REIT).........     1,268,859
                                                               -------------

               ROAD & RAIL--0.3%
        21,800 Union Pacific Corp.............................     1,412,640
                                                               -------------

               SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT--7.3%
       249,200 Altera Corp. (b)...............................     4,939,144
       531,000 Applied Materials, Inc.........................     8,591,580
       314,400 Applied Micro Circuits Corp. (b)...............       804,864
        53,100 ASML Holding NV (ADR) (b)......................       831,546
        60,500 Credence Systems Corp. (b).....................       547,525
        76,400 Fairchild Semiconductor International, Inc. (b)     1,126,900
       133,900 Freescale Semiconductor, Inc. (b)..............     2,813,239
       103,800 Intel Corp.....................................     2,705,028
        21,200 International Rectifier Corp. (b)..............     1,011,664
       150,100 KLA-Tencor Corp. (b)...........................     6,559,370
        49,500 Linear Technology Corp.........................     1,816,155
        38,700 Novellus Systems, Inc. (b).....................       956,277
       107,900 Teradyne, Inc. (b).............................     1,291,563
        77,800 Xilinx, Inc....................................     1,983,900
                                                               -------------
                                                                  35,978,755
                                                               -------------

               SOFTWARE--3.0%
        92,800 BMC Software, Inc. (b).........................     1,665,760
       309,400 Microsoft Corp.................................     7,685,496
       121,600 SAP AG (ADR)...................................     5,265,280
                                                               -------------
                                                                  14,616,536
                                                               -------------

               SPECIALTY RETAIL--2.9%
        55,200 AutoNation, Inc. (b)...........................     1,132,704
       160,100 Lowe's Cos., Inc...............................     9,321,022
        58,900 RadioShack Corp................................     1,364,713
        66,500 Williams-Sonoma, Inc. (b)......................     2,631,405
                                                               -------------
                                                                  14,449,844
                                                               -------------

                                                                    VALUE
      SHARES                                                       (NOTE 1)
    --------------------------------------------------------------------------

                   THRIFTS & MORTGAGE FINANCE--6.0%
         89,200    Federal Home Loan Mortgage Corp.............. $   5,818,516
        112,000    Federal National Mortgage Association........     6,540,800
         24,000    Golden West Financial Corp...................     1,545,120
        104,900    Hudson City Bancorp, Inc.....................     1,196,909
         53,000    The PMI Group, Inc...........................     2,065,940
        299,100    Washington Mutual, Inc.......................    12,170,379
                                                                 -------------
                                                                    29,337,664
                                                                 -------------

                   TOBACCO--1.4%
        108,500    Altria Group, Inc............................     7,015,610
                                                                 -------------

                   WIRELESS TELECOMMUNICATION SERVICES--0.2%
         45,300    American Tower Corp. (Class A) (b)...........       952,206
                                                                 -------------
                   Total Common Stocks
                    (Identified Cost $441,384,903)..............   488,339,470
                                                                 -------------

    SHORT TERM INVESTMENTS--0.7%
       FACE
      AMOUNT
    --------------------------------------------------------------------------

                   REPURCHASE AGREEMENT--0.7%
    $ 3,317,000    State Street Corp. Repurchase Agreement dated
                    06/30/05 at 1.40% to be repurchased at
                    $3,317,129 on 07/01/05, collateralized by
                    $3,390,000 U.S. Treasury Note 3.625% due
                    06/30/07 with a value of $3,385,763.........     3,317,000
                                                                 -------------
                   Total Short Term Investments
                    (Identified Cost $3,317,000)................     3,317,000
                                                                 -------------
                   Total Investments--99.9%
                    (Identified Cost $444,701,903) (a)..........   491,656,470
                   Other assets less liabilities................       485,860
                                                                 -------------
                   TOTAL NET ASSETS--100%....................... $ 492,142,330
                                                                 =============

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-116

METROPOLITAN SERIES FUND, INC.

 CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
JUNE 30, 2005 (UNAUDITED)

     ASSETS
       Investments at value........................          $491,656,470
       Cash........................................                   686
       Receivable for:
        Securities sold............................             1,411,289
        Fund shares sold...........................                14,393
        Dividends and interest.....................               372,771
        Foreign taxes..............................                 1,230
                                                             ------------
         Total Assets..............................           493,456,839
     LIABILITIES
       Payable for:
        Fund shares redeemed....................... $249,304
        Securities purchased.......................  685,431
       Accrued expenses:
        Management fees............................  274,706
        Service and distribution fees..............   15,637
        Deferred directors fees....................    3,763
        Other expenses.............................   85,668
                                                    --------
         Total Liabilities.........................             1,314,509
                                                             ------------
     NET ASSETS....................................          $492,142,330
                                                             ============
       Net assets consist of:
        Capital paid in............................          $464,054,519
        Undistributed net investment income........             1,809,681
        Accumulated net realized losses............           (20,676,437)
        Unrealized appreciation (depreciation) on
         investments...............................            46,954,567
                                                             ------------
     NET ASSETS....................................          $492,142,330
                                                             ============
     Computation of offering price:
     CLASS A
     Net asset value and redemption price per
      share ($416,117,774 divided by
      36,364,645 shares outstanding)...............          $      11.44
                                                             ============
     CLASS B
     Net asset value and redemption price per
      share ($76,024,556 divided by 6,668,888
      shares outstanding)..........................          $      11.40
                                                             ============
     Identified cost of investments................          $444,701,903
                                                             ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)

     INVESTMENT INCOME
       Dividends...............................             $  3,671,781(a)
       Interest................................                   43,203
                                                            ------------
                                                               3,714,984
     EXPENSES
       Management fees......................... $1,660,826
       Service and distribution fees--Class B..     88,345
       Directors' fees and expenses............     10,195
       Custodian...............................     56,772
       Audit and tax services..................     10,167
       Legal...................................      9,470
       Printing................................     53,388
       Insurance...............................      4,365
       Miscellaneous...........................      7,915
                                                ----------
       Total expenses before reductions........  1,901,443
       Expense reductions......................    (25,430)    1,876,013
                                                ----------  ------------
     NET INVESTMENT INCOME.....................                1,838,971
                                                            ------------
     REALIZED AND UNREALIZED GAIN (LOSS)
     Realized gain (loss) on:
       Investments--net........................               10,311,994
     Unrealized appreciation (depreciation) on:
       Investments--net........................              (21,912,085)
                                                            ------------
     Net gain (loss)...........................              (11,600,091)
                                                            ------------
     NET INCREASE (DECREASE) IN NET ASSETS
      FROM OPERATIONS..........................             $ (9,761,120)
                                                            ============

(a)NET OF FOREIGN TAXES OF $105,012.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-117

METROPOLITAN SERIES FUND, INC.

 CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                                      SIX MONTHS
                                                                        ENDED       YEAR ENDED
                                                                       JUNE 30,    DECEMBER 31,
                                                                         2005          2004
                                                                     ------------  ------------
FROM OPERATIONS
  Net investment income............................................. $  1,838,971  $  2,954,303
  Net realized gain.................................................   10,311,994    24,263,612
  Unrealized appreciation (depreciation)............................  (21,912,085)   23,824,721
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................   (9,761,120)   51,042,636
                                                                     ------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................     (112,272)   (4,475,104)
    Class B.........................................................            0      (466,474)
                                                                     ------------  ------------
  TOTAL DISTRIBUTIONS...............................................     (112,272)   (4,941,578)
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.  (22,362,643)   97,990,337
                                                                     ------------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................  (32,236,035)  144,091,395

NET ASSETS
  Beginning of the period...........................................  524,378,365   380,286,970
                                                                     ------------  ------------
  End of the period................................................. $492,142,330  $524,378,365
                                                                     ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $  1,809,681  $     82,982
                                                                     ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                   SIX MONTHS ENDED             YEAR ENDED
                                                                     JUNE 30, 2005           DECEMBER 31, 2004
                                                               ------------------------  ------------------------
                                                                 SHARES          $         SHARES          $
                                                               ----------  ------------  ----------  ------------
CLASS A
  Sales.......................................................    371,785  $  4,198,153   1,218,348  $ 13,152,515
  Shares issued through acquisition...........................          0             0   9,612,487    97,837,967
  Reinvestments...............................................     10,215       112,272     403,072     4,475,104
  Redemptions................................................. (3,127,415)  (35,513,091) (4,669,341)  (51,561,002)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease)..................................... (2,745,415) $(31,202,666)  6,564,566  $ 63,904,584
                                                               ==========  ============  ==========  ============
CLASS B
  Sales.......................................................  1,291,934  $ 14,613,253   2,953,353  $ 32,254,619
  Shares issued through acquisition...........................          0             0     941,307     8,812,008
  Reinvestments...............................................          0             0      42,116       466,474
  Redemptions.................................................   (510,238)   (5,773,230)   (686,519)   (7,447,348)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................    781,696  $  8,840,023   3,250,257  $ 34,085,753
                                                               ==========  ============  ==========  ============
  Increase (decrease) derived from capital share transactions. (1,963,719) $(22,362,643)  9,814,823  $ 97,990,337
                                                               ==========  ============  ==========  ============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-118

METROPOLITAN SERIES FUND, INC.

 CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS (UNAUDITED)

                                                                                                        CLASS A
                                                                                   ---------------------------------
                                                                                    SIX MONTHS       YEAR ENDED
                                                                                      ENDED         DECEMBER 31,
                                                                                     JUNE 30,    ------------------
                                                                                       2005        2004      2003
                                                                                   ----------    --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD..............................................  $  11.66     $  10.81  $   7.90
                                                                                    --------     --------  --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................      0.05         0.09      0.07
  Net realized and unrealized gain (loss) on investments..........................     (0.27)        0.91      2.89
                                                                                    --------     --------  --------
  Total from investment operations................................................     (0.22)        1.00      2.96
                                                                                    --------     --------  --------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................      0.00        (0.15)    (0.05)
                                                                                    --------     --------  --------
  Total distributions.............................................................      0.00        (0.15)    (0.05)
                                                                                    --------     --------  --------
NET ASSET VALUE, END OF PERIOD....................................................  $  11.44     $  11.66  $  10.81
                                                                                    ========     ========  ========
TOTAL RETURN (%)..................................................................      (1.9)(b)      9.3      37.7
Ratio of operating expenses to average net assets before expense reductions (%)...      0.73 (c)     0.75      0.76
Ratio of operating expenses to average net assets after expense reductions (%) (d)      0.72 (c)     0.74      0.74
Ratio of net investment income to average net assets (%)..........................      0.78 (c)     0.77      0.65
Portfolio turnover rate (%).......................................................        25 (c)       45        27
Net assets, end of period (000)...................................................  $416,118     $455,938  $351,867

                                                                                   ------------
                                                                                   MAY 1, 2002(A)
                                                                                      THROUGH
                                                                                    DECEMBER 31,
                                                                                        2002
                                                                                   --------------
NET ASSET VALUE, BEGINNING OF PERIOD..............................................    $  10.00
                                                                                      --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................        0.05
  Net realized and unrealized gain (loss) on investments..........................       (2.15)
                                                                                      --------
  Total from investment operations................................................       (2.10)
                                                                                      --------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................        0.00
                                                                                      --------
  Total distributions.............................................................        0.00
                                                                                      --------
NET ASSET VALUE, END OF PERIOD....................................................    $   7.90
                                                                                      ========
TOTAL RETURN (%)..................................................................       (21.0)(b)
Ratio of operating expenses to average net assets before expense reductions (%)...        0.74 (c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)        0.60 (c)
Ratio of net investment income to average net assets (%)..........................        0.88 (c)
Portfolio turnover rate (%).......................................................          30 (c)
Net assets, end of period (000)...................................................    $309,078

                                                                                                      CLASS B
                                                                                   -----------------------------------------
                                                                                   SIX MONTHS      YEAR ENDED     MAY 1, 2002(A)
                                                                                     ENDED        DECEMBER 31,       THROUGH
                                                                                    JUNE 30,    ----------------   DECEMBER 31,
                                                                                      2005        2004     2003        2002
                                                                                   ----------   -------  -------  --------------
NET ASSET VALUE, BEGINNING OF PERIOD..............................................  $ 11.63     $ 10.78  $  7.89      $10.00
                                                                                    -------     -------  -------      ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................     0.03        0.07     0.04        0.02
  Net realized and unrealized gain (loss) on investments..........................    (0.26)       0.90     2.90       (2.13)
                                                                                    -------     -------  -------      ------
  Total from investment operations................................................    (0.23)       0.97     2.94       (2.11)
                                                                                    -------     -------  -------      ------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................     0.00       (0.12)   (0.05)       0.00
                                                                                    -------     -------  -------      ------
  Total distributions.............................................................     0.00       (0.12)   (0.05)       0.00
                                                                                    -------     -------  -------      ------
NET ASSET VALUE, END OF PERIOD....................................................  $ 11.40     $ 11.63  $ 10.78      $ 7.89
                                                                                    =======     =======  =======      ======
TOTAL RETURN (%)..................................................................     (2.0)(b)     9.0     37.4       (21.1)(b)
Ratio of operating expenses to average net assets before expense reductions (%)...     0.98 (c)    1.00     1.01        0.99 (c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)     0.97 (c)    0.99     0.99        0.85 (c)
Ratio of net investment income to average net assets (%)..........................     0.52 (c)    0.56     0.39        0.63 (c)
Portfolio turnover rate (%).......................................................       25 (c)      45       27          30 (c)
Net assets, end of period (000)...................................................  $76,025     $68,440  $28,420      $9,157

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIODS LESS THAN ONE YEAR ARE NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.
(d)THE PORTFOLIO HAS ENTERED INTO ARRANGEMENTS WITH CERTAIN BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-119

METROPOLITAN SERIES FUND, INC.

 DAVIS VENTURE VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS--97.3% OF TOTAL NET ASSETS

                                                                VALUE
        SHARES                                                 (NOTE 1)
     ----------------------------------------------------------------------

                  AIR FREIGHT & LOGISTICS--0.7%
          268,100 United Parcel Service, Inc. (Class B).... $    18,541,796
                                                            ---------------

                  AUTOMOBILES--0.7%
          402,100 Harley-Davidson, Inc.....................      19,944,160
                                                            ---------------

                  BEVERAGES--2.1%
          665,100 Diageo, Plc. (ADR) (c)...................      39,440,430
          660,443 Heineken Holding NV, (EUR)...............      18,457,748
                                                            ---------------
                                                                 57,898,178
                                                            ---------------

                  CAPITAL MARKETS--1.0%
          359,210 Morgan Stanley...........................      18,847,749
          189,100 State Street Corp........................       9,124,075
                                                            ---------------
                                                                 27,971,824
                                                            ---------------

                  COMMERCIAL BANKS--8.2%
          545,901 Fifth Third Bancorp. (c).................      22,496,580
        5,472,312 HSBC Holdings, Plc., (GBP)...............      87,269,025
          648,600 Lloyds TSB Group, Plc. (ADR) (c).........      22,084,830
        1,469,400 Wells Fargo & Co.........................      90,485,652
                                                            ---------------
                                                                222,336,087
                                                            ---------------

                  COMMERCIAL SERVICES & SUPPLIES--2.6%
        3,937,200 Cosco Pacific, Ltd., (HKD)...............       7,623,771
        1,090,200 Iron Mountain, Inc. (b)..................      33,818,004
        3,173,300 Rentokil Initial, Plc., (GBP)............       9,040,453
          333,800 The Dun & Bradstreet Corp. (b)...........      20,578,770
                                                            ---------------
                                                                 71,060,998
                                                            ---------------

                  COMMUNICATIONS EQUIPMENT--0.3%
          459,000 Nokia Corp. (ADR)........................       7,637,760
                                                            ---------------

                  COMPUTERS & PERIPHERALS--1.8%
          631,800 Hewlett-Packard Co.......................      14,853,618
          526,200 Lexmark International, Inc. (Class A) (b)      34,113,546
                                                            ---------------
                                                                 48,967,164
                                                            ---------------

                  CONSTRUCTION MATERIALS--1.9%
          366,200 Martin Marietta Materials, Inc...........      25,311,744
          409,300 Vulcan Materials Co......................      26,600,407
                                                            ---------------
                                                                 51,912,151
                                                            ---------------

                  CONSUMER FINANCE--7.5%
        3,250,900 American Express Co......................     173,045,407
          622,300 Providian Financial Corp. (b)............      10,971,149
          265,470 Takefuji Corp. (c), (JPY)................      17,922,259
                                                            ---------------
                                                                201,938,815
                                                            ---------------

                  CONTAINERS & PACKAGING--2.2%
        1,200,700 Sealed Air Corp. (b) (c).................      59,782,853
                                                            ---------------

                  DIVERSIFIED CONSUMER SERVICES--1.8%
          845,800 H&R Block, Inc. (c)......................      49,352,430
                                                            ---------------

                                                                VALUE
       SHARES                                                  (NOTE 1)
    -----------------------------------------------------------------------

                 DIVERSIFIED FINANCIAL SERVICES--8.6%
       1,786,673 Citigroup, Inc............................ $    82,597,893
       2,931,308 JPMorgan Chase & Co.......................     103,533,798
         834,400 Moody's Corp..............................      37,514,624
         240,600 Principal Financial Group, Inc............      10,081,140
                                                            ---------------
                                                                233,727,455
                                                            ---------------

                 DIVERSIFIED TELECOMMUNICATION SERVICES--0.3%
          25,300 NTL, Inc. (b).............................       1,731,026
         299,400 Telewest Global, Inc. (b).................       6,820,332
                                                            ---------------
                                                                  8,551,358
                                                            ---------------

                 ENERGY EQUIPMENT & SERVICES--0.8%
         409,700 Transocean, Inc. (b)......................      22,111,509
                                                            ---------------

                 FOOD & STAPLES RETAILING--3.8%
       1,981,400 Costco Wholesale Corp. (c)................      88,806,348
         281,000 Wal-Mart Stores, Inc......................      13,544,200
                                                            ---------------
                                                                102,350,548
                                                            ---------------

                 FOOD PRODUCTS--1.1%
         468,100 The Hershey Corp..........................      29,069,010
                                                            ---------------

                 HEALTH CARE PROVIDERS & SERVICES--2.4%
         469,100 Cardinal Health, Inc......................      27,010,778
          63,400 Caremark Rx, Inc. (b).....................       2,822,568
         604,400 HCA, Inc..................................      34,251,348
                                                            ---------------
                                                                 64,084,694
                                                            ---------------

                 HOUSEHOLD DURABLES--0.2%
          98,277 Hunter Douglas NV (c), (EUR)..............       4,896,713
                                                            ---------------

                 INDUSTRIAL CONGLOMERATES--4.0%
       4,661,500 China Merchants Holdings International,
                  (HKD)....................................       9,040,465
       3,422,689 Tyco International, Ltd...................      99,942,519
                                                            ---------------
                                                                108,982,984
                                                            ---------------

                 INSURANCE--16.8%
       2,197,007 American International Group, Inc.........     127,646,107
         807,700 Aon Corp..................................      20,224,808
           1,043 Berkshire Hathaway, Inc. (Class A) (b)....      87,090,500
           1,256 Berkshire Hathaway, Inc. (Class B) (b) (c)       3,496,076
          56,900 Everest Re Group, Ltd. (c)................       5,291,700
         640,700 Loews Corp................................      49,654,250
           7,500 Markel Corp. (b) (c)......................       2,542,500
         777,300 Marsh & McLennan Cos., Inc................      21,531,210
         139,300 Sun Life Financial, Inc...................       4,694,410
         158,400 The Chubb Corp............................      13,560,624
         864,000 The Progressive Corp. (c).................      85,371,840
         590,456 Transatlantic Holdings, Inc. (c)..........      32,959,254
                                                            ---------------
                                                                454,063,279
                                                            ---------------

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-120

METROPOLITAN SERIES FUND, INC.

 DAVIS VENTURE VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                               VALUE
         SHARES                                               (NOTE 1)
      --------------------------------------------------------------------

                   INTERNET & CATALOG RETAIL--0.4%
           441,800 IAC/InterActiveCorp. (b) (c)........... $    10,625,290
                                                           ---------------

                   MARINE--0.1%
             7,559 Kuehne & Nagel International AG, (CHF).       1,599,053
                                                           ---------------

                   MEDIA--4.6%
         2,492,655 Comcast Corp. (Special Class A) (b)....      74,655,017
           152,500 Gannett Co., Inc.......................      10,847,325
           401,577 Lagardere S.C.A. (c), (EUR)............      29,611,856
           166,200 WPP Group, Plc. (ADR)..................       8,484,510
                                                           ---------------
                                                               123,598,708
                                                           ---------------

                   OIL, GAS & CONSUMABLE FUELS--9.8%
         1,490,008 ConocoPhillips.........................      85,660,560
         1,363,616 Devon Energy Corp......................      69,108,059
         1,074,000 EOG Resources, Inc.....................      61,003,200
           636,000 Occidental Petroleum Corp..............      48,927,480
                                                           ---------------
                                                               264,699,299
                                                           ---------------

                   PERSONAL PRODUCTS--0.3%
           177,500 Avon Products, Inc.....................       6,718,375
                                                           ---------------

                   PHARMACEUTICALS--1.3%
           427,800 Eli Lilly & Co.........................      23,832,738
           211,800 Novartis AG, (CHF).....................      10,050,442
                                                           ---------------
                                                                33,883,180
                                                           ---------------

                   REAL ESTATE--1.7%
            73,100 CenterPoint Properties Trust (REIT) (c)       3,092,130
         1,008,178 General Growth Properties, Inc. (REIT).      41,426,034
                                                           ---------------
                                                                44,518,164
                                                           ---------------

                   SOFTWARE--0.8%
           828,600 Microsoft Corp.........................      20,582,424
                                                           ---------------

                   SPECIALTY RETAIL--0.8%
           234,000 AutoZone, Inc. (b) (c).................      21,635,640
                                                           ---------------

                   THRIFTS & MORTGAGE FINANCE--3.2%
         1,362,700 Golden West Financial Corp. (c)........      87,730,626
                                                           ---------------

                   TOBACCO--5.1%
         2,132,900 Altria Group, Inc......................     137,913,314
                                                           ---------------

                   WIRELESS TELECOMMUNICATION SERVICES--0.4%
           524,100 SK Telecom Co., Ltd. (ADR) (c).........      10,691,640
                                                           ---------------
                   Total Common Stocks
                    (Identified Cost $2,110,446,331)......   2,629,377,479
                                                           ---------------

      SHORT TERM INVESTMENTS--3.2%
          FACE                                                VALUE
         AMOUNT                                              (NOTE 1)
      -------------------------------------------------------------------

                   COMMERCIAL PAPER--3.2%
      $ 20,000,000 Altamira Funding, LLC
                    3.200%, 07/01/05.................... $    20,000,000
        25,000,000 San Paolo U.S. Financial, Inc.
                    3.230%, 07/05/05....................      24,991,028
        41,056,000 UBS Finance, Inc.
                    3.350%, 07/01/05....................      41,056,000
                                                         ---------------
                                                              86,047,028
                                                         ---------------
                   Total Short Term Investments
                    (Identified Cost $86,047,028).......      86,047,028
                                                         ---------------
                   Total Investments--100.5%
                    (Identified Cost $2,196,493,359) (a)   2,715,424,507
                   Other assets less liabilities........     (12,420,287)
                                                         ---------------
                   TOTAL NET ASSETS--100%............... $ 2,703,004,220
                                                         ===============


  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-121

METROPOLITAN SERIES FUND, INC.

 DAVIS VENTURE VALUE PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
JUNE 30, 2005 (UNAUDITED)

     ASSETS
       Investments at value..................              $2,715,424,507
       Cash..................................                         586
       Foreign cash at value
        (Identified cost $1,160,864).........                   1,156,291
       Collateral for securities loaned......                 181,843,106
       Receivable for:
        Securities sold......................                   2,374,082
        Fund shares sold.....................                   2,818,064
        Dividends and interest...............                   4,102,992
        Foreign taxes........................                      10,395
                                                           --------------
         Total Assets........................               2,907,730,023
     LIABILITIES
       Payable for:
        Fund shares redeemed................. $  3,265,611
        Securities purchased.................   17,354,110
        Withholding taxes....................      107,148
        Return of collateral for securities
         loaned..............................  181,843,106
       Accrued expenses:
        Management fees......................    1,587,565
        Service and distribution fees........      154,919
        Deferred directors fees..............       35,787
        Other expenses.......................      377,557
                                              ------------
         Total Liabilities...................                 204,725,803
                                                           --------------
     NET ASSETS..............................              $2,703,004,220
                                                           ==============
       Net assets consist of:
        Capital paid in......................              $2,224,852,017
        Undistributed net investment
         income..............................                  14,436,698
        Accumulated net realized losses......                 (55,211,960)
        Unrealized appreciation
         (depreciation) on investments and
         foreign currency....................                 518,927,465
                                                           --------------
     NET ASSETS..............................              $2,703,004,220
                                                           ==============
     Computation of offering price:
     CLASS A
     Net asset value and redemption price per
      share ($1,516,010,016 divided by
      53,114,279 shares outstanding).........              $        28.54
                                                           ==============
     CLASS B
     Net asset value and redemption price per
      share ($118,814,401 divided by
      4,183,419 shares outstanding)..........              $        28.40
                                                           ==============
     CLASS E
     Net asset value and redemption price per
      share ($1,068,179,803 divided by
      37,575,422 shares outstanding).........              $        28.43
                                                           ==============
     Identified cost of investments..........              $2,196,493,359
                                                           ==============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)

    INVESTMENT INCOME
      Dividends...............................               $ 23,360,792(a)
      Interest................................                  2,030,957(b)
                                                             ------------
                                                               25,391,749
    EXPENSES
      Management fees......................... $  9,678,092
      Service and distribution fees--Class B..      104,670
      Service and distribution fees--Class E..      793,991
      Directors' fees and expenses............       10,944
      Custodian...............................      205,700
      Audit and tax services..................       10,167
      Legal...................................       50,088
      Printing................................      296,185
      Insurance...............................       24,103
      Miscellaneous...........................       13,590
                                               ------------
      Total expenses before reductions........   11,187,530
      Expense reductions......................      (46,332)   11,141,198
                                               ------------  ------------
    NET INVESTMENT INCOME.....................                 14,250,551
                                                             ------------
    REALIZED AND UNREALIZED GAIN (LOSS)
    Realized gain (loss) on:
      Investments--net........................   62,975,484
      Foreign currency transactions--net......        7,477    62,982,961
                                               ------------
    Unrealized appreciation (depreciation) on:
      Investments--net........................  (31,822,671)
      Foreign currency transactions--net......        1,068   (31,821,603)
                                               ------------  ------------
    Net gain (loss)...........................                 31,161,358
                                                             ------------
    NET INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS..........................               $ 45,411,909
                                                             ============

(a)NET OF FOREIGN TAXES OF $750,557.
(b)INCLUDES INCOME ON SECURITIES LOANED OF $131,489.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-122

METROPOLITAN SERIES FUND, INC.

 DAVIS VENTURE VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                                       SIX MONTHS
                                                                         ENDED         YEAR ENDED
                                                                        JUNE 30,      DECEMBER 31,
                                                                          2005            2004
                                                                     --------------  --------------
FROM OPERATIONS
  Net investment income............................................. $   14,250,551  $   18,706,761
  Net realized gain (loss)..........................................     62,982,961     (11,181,329)
  Unrealized appreciation (depreciation)............................    (31,821,603)    253,601,543
                                                                     --------------  --------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................     45,411,909     261,126,975
                                                                     --------------  --------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................    (12,161,501)     (5,085,804)
    Class B.........................................................       (488,729)         (4,793)
    Class E.........................................................     (5,843,078)     (5,090,726)
                                                                     --------------  --------------
  TOTAL DISTRIBUTIONS...............................................    (18,493,308)    (10,181,323)
                                                                     --------------  --------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.     16,712,103     809,322,577
                                                                     --------------  --------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................     43,630,704   1,060,268,229

NET ASSETS
  Beginning of the period...........................................  2,659,373,516   1,599,105,287
                                                                     --------------  --------------
  End of the period................................................. $2,703,004,220  $2,659,373,516
                                                                     ==============  ==============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $   14,436,698  $   18,679,455
                                                                     ==============  ==============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                    SIX MONTHS ENDED               YEAR ENDED
                                                                      JUNE 30, 2005             DECEMBER 31, 2004
                                                               --------------------------  --------------------------
                                                                  SHARES          $           SHARES          $
                                                               -----------  -------------  -----------  -------------
CLASS A
  Sales.......................................................  15,930,323  $ 448,210,551   23,804,408  $ 650,651,338
  Reinvestments...............................................     443,850     12,161,501      193,745      5,085,804
  Redemptions................................................. (13,352,296)  (371,583,558)  (7,321,122)  (191,979,808)
                                                               -----------  -------------  -----------  -------------
  Net increase (decrease).....................................   3,021,877  $  88,788,494   16,677,031  $ 463,757,334
                                                               ===========  =============  ===========  =============
CLASS B
  Sales.......................................................   2,306,067  $  64,656,207    2,052,930  $  54,140,216
  Reinvestments...............................................      17,922        488,729          183          4,793
  Redemptions.................................................    (146,502)    (4,109,299)     (68,895)    (1,799,621)
                                                               -----------  -------------  -----------  -------------
  Net increase (decrease).....................................   2,177,487  $  61,035,637    1,984,218  $  52,345,388
                                                               ===========  =============  ===========  =============
CLASS E
  Sales.......................................................   3,722,156  $ 104,386,315   30,453,065  $ 784,767,765
  Reinvestments...............................................     214,111      5,843,078      194,674      5,090,726
  Redemptions.................................................  (8,692,704)  (243,341,421) (18,265,685)  (496,638,636)
                                                               -----------  -------------  -----------  -------------
  Net increase (decrease).....................................  (4,756,437) $(133,112,028)  12,382,054  $ 293,219,855
                                                               ===========  =============  ===========  =============
  Increase (decrease) derived from capital share transactions.     442,927  $  16,712,103   31,043,303  $ 809,322,577
                                                               ===========  =============  ===========  =============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-123

METROPOLITAN SERIES FUND, INC.

 DAVIS VENTURE VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS (UNAUDITED)



                                                                                   -------------------------
                                                                                    SIX MONTHS
                                                                                      ENDED
                                                                                     JUNE 30,    -----------
                                                                                       2005         2004
                                                                                   ----------    ----------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $    28.23    $    25.27
                                                                                   ----------    ----------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................       0.13          0.15
  Net realized and unrealized gain (loss) on investments..........................       0.38          2.96
                                                                                   ----------    ----------
  Total from investment operations................................................       0.51          3.11
                                                                                   ----------    ----------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................      (0.20)        (0.15)
  Distributions from net realized capital gains...................................       0.00          0.00
                                                                                   ----------    ----------
  Total distributions.............................................................      (0.20)        (0.15)
                                                                                   ----------    ----------
NET ASSET VALUE, END OF PERIOD.................................................... $    28.54    $    28.23
                                                                                   ==========    ==========
TOTAL RETURN (%)..................................................................        1.8(b)       12.4
Ratio of operating expenses to average net assets before expense reductions (%)...       0.76(c)       0.78
Ratio of operating expenses to average net assets after expense reductions (%) (d)       0.76(c)       0.77
Ratio of net investment income to average net assets (%)..........................       1.13(c)       0.97
Portfolio turnover rate (%).......................................................         38(c)          5
Net assets, end of period (000)................................................... $1,516,010    $1,413,953

                                                                                      CLASS A
                                                                                   ---------------------------------------

                                                                                     YEAR ENDED DECEMBER 31,
                                                                                   ---------------------------------------
                                                                                     2003      2002      2001      2000
                                                                                   --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $  19.39  $  23.39  $  29.20  $  26.67
                                                                                   --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................     0.21      0.17      0.12      0.16
  Net realized and unrealized gain (loss) on investments..........................     5.75     (3.98)    (3.07)     2.37
                                                                                   --------  --------  --------  --------
  Total from investment operations................................................     5.96     (3.81)    (2.95)     2.53
                                                                                   --------  --------  --------  --------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................    (0.08)    (0.19)    (0.15)     0.00
  Distributions from net realized capital gains...................................     0.00      0.00     (2.71)     0.00
                                                                                   --------  --------  --------  --------
  Total distributions.............................................................    (0.08)    (0.19)    (2.86)     0.00
                                                                                   --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD.................................................... $  25.27  $  19.39  $  23.39  $  29.20
                                                                                   ========  ========  ========  ========
TOTAL RETURN (%)..................................................................     30.9     (16.4)    (11.1)      9.5
Ratio of operating expenses to average net assets before expense reductions (%)...     0.79      0.80      0.83      0.79
Ratio of operating expenses to average net assets after expense reductions (%) (d)     0.79      0.78      0.82      0.79
Ratio of net investment income to average net assets (%)..........................     0.95      0.79      0.55      0.62
Portfolio turnover rate (%).......................................................       12        24        21        25
Net assets, end of period (000)................................................... $844,547  $675,704  $878,630  $925,265

                                                             CLASS B
                                           ---------------------------------------     -------------
                                                                           JULY 30,
                                           SIX MONTHS      YEAR ENDED      2002(A)      SIX MONTHS
                                             ENDED        DECEMBER 31,     THROUGH        ENDED
                                            JUNE 30,    ---------------  DECEMBER 31,    JUNE 30,
                                              2005        2004    2003       2002          2005
                                           ----------   -------  ------  ------------  ----------
NET ASSET VALUE, BEGINNING OF
 PERIOD...................................  $  28.07    $ 25.18  $19.33     $19.64     $    28.09
                                            --------    -------  ------     ------     ----------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...................      0.09       0.14    0.07       0.04           0.16
  Net realized and unrealized gain (loss)
   on investments.........................      0.39       2.86    5.85      (0.35)          0.34
                                            --------    -------  ------     ------     ----------
  Total from investment operations........      0.48       3.00    5.92      (0.31)          0.50
                                            --------    -------  ------     ------     ----------
LESS DISTRIBUTIONS
  Distributions from net investment
   income.................................     (0.15)     (0.11)  (0.07)      0.00          (0.16)
                                            --------    -------  ------     ------     ----------
  Total distributions.....................     (0.15)     (0.11)  (0.07)      0.00          (0.16)
                                            --------    -------  ------     ------     ----------
NET ASSET VALUE, END OF PERIOD............  $  28.40    $ 28.07  $25.18     $19.33     $    28.43
                                            ========    =======  ======     ======     ==========
TOTAL RETURN (%)..........................       1.7(b)    12.0    30.7       (1.6)(b)        1.8(b)
Ratio of operating expenses to average net
 assets before expense reductions (%).....      1.01(c)    1.03    1.04       1.05(c)        0.91(c)
Ratio of operating expenses to average net
 assets after expense reductions (%) (d)..      1.01(c)    1.02    1.04       1.03(c)        0.91(c)
Ratio of net investment income to average
 net assets (%)...........................      0.89(c)    0.92    0.73       0.52(c)        0.96(c)
Portfolio turnover rate (%)...............        38(c)       5      12         24             38(c)
Net assets, end of period (000)...........  $118,814    $56,301  $  547     $    1     $1,068,180

                                                        CLASS E
                                           ------------------------------------------
                                                                           FEBRUARY 20,
                                                                             2001(A)
                                               YEAR ENDED DECEMBER 31,       THROUGH
                                           ------------------------------  DECEMBER 31,
                                              2004       2003      2002        2001
                                           ----------  --------  --------  ------------
NET ASSET VALUE, BEGINNING OF
 PERIOD................................... $    25.18  $  19.33  $  23.35    $ 25.29
                                           ----------  --------  --------    -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...................       0.23      0.14      0.16       0.02
  Net realized and unrealized gain (loss)
   on investments.........................       2.82      5.78     (4.01)     (1.96)
                                           ----------  --------  --------    -------
  Total from investment operations........       3.05      5.92     (3.85)     (1.94)
                                           ----------  --------  --------    -------
LESS DISTRIBUTIONS
  Distributions from net investment
   income.................................      (0.14)    (0.07)    (0.17)      0.00
                                           ----------  --------  --------    -------
  Total distributions.....................      (0.14)    (0.07)    (0.17)      0.00
                                           ----------  --------  --------    -------
NET ASSET VALUE, END OF PERIOD............ $    28.09  $  25.18  $  19.33    $ 23.35
                                           ==========  ========  ========    =======
TOTAL RETURN (%)..........................       12.1      30.7     (16.6)      (7.7)(b)
Ratio of operating expenses to average net
 assets before expense reductions (%).....       0.93      0.94      0.95       0.98(c)
Ratio of operating expenses to average net
 assets after expense reductions (%) (d)..       0.92      0.94      0.93       0.97(c)
Ratio of net investment income to average
 net assets (%)...........................       0.85      0.81      0.64       0.47(c)
Portfolio turnover rate (%)...............          5        12        24         21
Net assets, end of period (000)........... $1,189,119  $754,011  $223,228    $42,132

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIODS LESS THAN ONE YEAR ARE NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.
(d)THE PORTFOLIO HAS ENTERED INTO ARRANGEMENTS WITH CERTAIN BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-124

METROPOLITAN SERIES FUND, INC.

 FI VALUE LEADERS PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS--99.9% OF TOTAL NET ASSETS

                                                             VALUE
          SHARES                                            (NOTE 1)
         --------------------------------------------------------------

                   AEROSPACE & DEFENSE--4.8%
           558,900 Honeywell International, Inc.......... $  20,472,507
            13,500 Lockheed Martin Corp..................       875,745
             9,300 Precision Castparts Corp..............       724,470
            83,200 Raytheon Co...........................     3,254,784
            30,900 The Boeing Co.........................     2,039,400
                                                          -------------
                                                             27,366,906
                                                          -------------

                   AIR FREIGHT & LOGISTICS--0.2%
            48,900 EGL, Inc. (b).........................       993,648
                                                          -------------

                   AIRLINES--0.6%
            32,400 Ace Aviation Holdings, Inc., (CAD)....     1,053,390
            49,500 AirTran Holdings, Inc. (b)............       456,885
            38,900 JetBlue Airways Corp. (b).............       795,116
            55,400 Northwest Airlines Corp. (Class A) (b)       252,624
            52,400 Southwest Airlines Co.................       729,932
                                                          -------------
                                                              3,287,947
                                                          -------------

                   AUTO COMPONENTS--0.4%
           124,300 Delphi Corp...........................       577,995
            53,400 Lear Corp.............................     1,942,692
                                                          -------------
                                                              2,520,687
                                                          -------------

                   BEVERAGES--1.0%
           112,700 Coca-Cola Enterprises, Inc............     2,480,527
            13,100 PepsiCo, Inc..........................       706,483
            55,900 The Coca-Cola Co......................     2,333,825
                                                          -------------
                                                              5,520,835
                                                          -------------

                   BIOTECHNOLOGY--1.2%
            17,100 Amgen, Inc. (b).......................     1,033,866
           142,300 BioMarin Pharmaceutical, Inc. (b).....     1,065,827
            36,800 Cephalon, Inc. (b)....................     1,465,008
            12,000 Genentech, Inc. (b)...................       963,360
            78,300 MedImmune, Inc. (b)...................     2,092,176
                                                          -------------
                                                              6,620,237
                                                          -------------

                   BUILDING PRODUCTS--0.3%
            52,100 Masco Corp............................     1,654,696
                                                          -------------

                   CAPITAL MARKETS--2.9%
            17,800 Lehman Brothers Holdings, Inc.........     1,767,184
            77,600 Merrill Lynch & Co., Inc..............     4,268,776
           106,800 Morgan Stanley........................     5,603,796
            38,200 Nuveen Investments, Inc. (Class A)....     1,437,084
            17,000 State Street Corp.....................       820,250
            11,800 The Bear Stearns Cos., Inc............     1,226,492
            18,300 UBS AG................................     1,424,655
                                                          -------------
                                                             16,548,237
                                                          -------------

                   CHEMICALS--4.3%
             9,900 Cytec Industries, Inc. (b)............       394,020
           166,600 E. I. du Pont de Nemours & Co.........     7,165,466

                                                            VALUE
          SHARES                                           (NOTE 1)
         -------------------------------------------------------------

                   CHEMICALS--(CONTINUED)
            65,900 Ferro Corp........................... $   1,308,774
            19,800 Georgia Gulf Corp....................       614,790
           279,015 Lyondell Chemical Co.................     7,371,576
            44,000 Monsanto Co..........................     2,766,280
            88,700 Mosaic Co. (b).......................     1,380,172
            24,500 Praxair, Inc.........................     1,141,700
            16,600 Rohm & Haas Co.......................       769,244
            39,700 The Dow Chemical Co..................     1,767,841
                                                         -------------
                                                            24,679,863
                                                         -------------

                   COMMERCIAL BANKS--5.1%
            56,300 Banco Bradesco S.A. (ADR)............     1,992,457
           325,054 Bank of America Corp.................    14,825,713
           167,810 Korea Exchange Bank, (KRW)...........     1,465,262
            84,000 UCBH Holdings, Inc...................     1,364,160
            45,288 W Holding Co., Inc...................       462,843
           124,574 Wachovia Corp........................     6,178,871
            40,800 Wells Fargo & Co.....................     2,512,464
                                                         -------------
                                                            28,801,770
                                                         -------------

                   COMMERCIAL SERVICES & SUPPLIES--0.4%
            89,500 Robert Half International, Inc.......     2,234,815
                                                         -------------

                   COMMUNICATIONS EQUIPMENT--1.4%
            79,700 Avaya, Inc. (b)......................       663,104
            69,500 Comverse Technology, Inc. (b)........     1,643,675
            67,500 Juniper Networks, Inc. (b)...........     1,699,650
            56,500 Motorola, Inc........................     1,031,690
           165,300 Nokia Corp. (ADR)....................     2,750,592
                                                         -------------
                                                             7,788,711
                                                         -------------

                   COMPUTERS & PERIPHERALS--1.5%
            13,300 Dell, Inc. (b).......................       525,483
            95,800 EMC Corp. (b)........................     1,313,418
           182,600 Hewlett-Packard Co...................     4,292,926
            10,000 International Business Machines Corp.       742,000
           144,800 Maxtor Corp. (b).....................       752,960
            81,100 Western Digital Corp. (b)............     1,088,362
                                                         -------------
                                                             8,715,149
                                                         -------------

                   CONSTRUCTION & ENGINEERING--1.3%
            76,400 Chicago Bridge & Iron Co., NV........     1,746,504
            58,500 Fluor Corp...........................     3,369,015
            29,400 Foster Wheeler, Ltd. (b).............       578,004
            34,100 Jacobs Engineering Group, Inc. (b)...     1,918,466
                                                         -------------
                                                             7,611,989
                                                         -------------

                   CONSTRUCTION MATERIALS--0.1%
             9,800 Martin Marietta Materials, Inc.......       677,376
                                                         -------------

                   CONSUMER FINANCE--0.2%
            14,600 Capital One Financial Corp...........     1,168,146
                                                         -------------

                   CONTAINERS & PACKAGING--1.2%
            32,200 Crown Holdings, Inc. (b).............       458,206

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-125

METROPOLITAN SERIES FUND, INC.

 FI VALUE LEADERS PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                              VALUE
         SHARES                                              (NOTE 1)
        ----------------------------------------------------------------

                  CONTAINERS & PACKAGING--(CONTINUED)
           98,900 Owens-Illinois, Inc. (b)................ $   2,477,445
           62,800 Packaging Corp. of America..............     1,321,940
          233,654 Smurfit-Stone Container Corp. (b).......     2,376,261
                                                           -------------
                                                               6,633,852
                                                           -------------

                  DISTRIBUTORS--0.3%
           51,200 WESCO International, Inc. (b)...........     1,606,656
                                                           -------------

                  DIVERSIFIED CONSUMER SERVICES--0.3%
            7,700 Apollo Group, Inc. (Class A) (b)........       602,294
          153,300 Service Corp. International.............     1,229,466
                                                           -------------
                                                               1,831,760
                                                           -------------

                  DIVERSIFIED FINANCIAL SERVICES--2.8%
          157,866 Citigroup, Inc..........................     7,298,145
           62,100 Doral Financial Corp....................     1,027,134
          216,228 JPMorgan Chase & Co.....................     7,637,173
                                                           -------------
                                                              15,962,452
                                                           -------------

                  DIVERSIFIED TELECOMMUNICATION SERVICES--3.1%
           13,100 ALLTEL Corp.............................       815,868
           98,900 MasTec, Inc. (b)........................       870,320
            3,900 NeuStar, Inc. (Class A) (b).............        99,840
          421,700 SBC Communications, Inc.................    10,015,375
          102,800 Telewest Global, Inc. (b)...............     2,341,784
          107,600 Verizon Communications, Inc.............     3,717,580
                                                           -------------
                                                              17,860,767
                                                           -------------

                  ELECTRIC UTILITIES--1.3%
           32,000 Entergy Corp............................     2,417,600
           67,100 PG&E Corp...............................     2,518,934
           33,100 PPL Corp................................     1,965,478
           21,400 The Southern Co.........................       741,938
                                                           -------------
                                                               7,643,950
                                                           -------------

                  ELECTRICAL EQUIPMENT--0.2%
           79,000 ABB, Ltd. (ADR) (b).....................       511,130
            9,900 Cooper Industries, Ltd. (Class A).......       632,610
                                                           -------------
                                                               1,143,740
                                                           -------------

                  ELECTRONIC EQUIPMENT & INSTRUMENTS--1.4%
          152,000 Agilent Technologies, Inc. (b)..........     3,499,040
           31,300 Amphenol Corp. (Class A)................     1,257,321
            3,040 Samsung Electronics Co., Ltd., (KRW)....     1,441,723
          150,500 Symbol Technologies, Inc................     1,485,435
                                                           -------------
                                                               7,683,519
                                                           -------------

                  ENERGY EQUIPMENT & SERVICES--6.9%
           13,600 Baker Hughes, Inc.......................       695,776
           52,700 BJ Services Co..........................     2,765,696
          116,500 CMS Energy Corp. (b)....................     1,754,490
           34,800 ENSCO International, Inc................     1,244,100
           65,000 FMC Technologies, Inc. (b)..............     2,078,050

                                                              VALUE
         SHARES                                              (NOTE 1)
        ----------------------------------------------------------------

                  ENERGY EQUIPMENT & SERVICES--(CONTINUED)
           65,300 GlobalSantaFe Corp...................... $   2,664,240
          143,700 Halliburton Co..........................     6,871,734
           44,000 Hornbeck Offshore Services, Inc.........     1,191,960
          103,123 National-Oilwell Varco, Inc. (b)........     4,902,467
          106,400 Pride International, Inc. (b)...........     2,734,480
           52,800 Schlumberger, Ltd.......................     4,009,632
           30,300 Smith International, Inc. (b)...........     1,930,110
           60,700 Transocean, Inc. (b)....................     3,275,979
           52,200 Weatherford International, Ltd. (b).....     3,026,556
                                                           -------------
                                                              39,145,270
                                                           -------------

                  FOOD & STAPLES RETAILING--1.3%
           58,700 Rite Aid Corp. (b)......................       245,366
          102,900 Safeway, Inc. (b).......................     2,324,511
           53,100 The Kroger Co. (b)......................     1,010,493
           53,200 Wal-Mart Stores, Inc....................     2,564,240
           25,200 Walgreen Co.............................     1,158,948
                                                           -------------
                                                               7,303,558
                                                           -------------

                  FOOD PRODUCTS--0.6%
           35,950 Corn Products International, Inc........       854,172
            5,242 Nestle S.A., (CHF)......................     1,338,402
           63,000 Tyson Foods, Inc. (Class A).............     1,121,400
                                                           -------------
                                                               3,313,974
                                                           -------------

                  HEALTH CARE EQUIPMENT & SUPPLIES--4.4%
          274,400 Baxter International, Inc...............    10,180,240
           20,200 Conmed Corp. (b)........................       621,554
           19,800 Cooper Cos., Inc........................     1,205,028
           10,200 Dade Behring Holdings, Inc. (b).........       663,102
          104,200 Medtronic, Inc..........................     5,396,518
           62,400 PerkinElmer, Inc........................     1,179,360
           32,700 Thermo Electron Corp. (b)...............       878,649
           15,800 Varian, Inc. (b)........................       597,082
          110,900 Waters Corp. (b)........................     4,122,153
                                                           -------------
                                                              24,843,686
                                                           -------------

                  HEALTH CARE PROVIDERS & SERVICES--0.7%
           16,200 McKesson Corp...........................       725,598
           16,800 Sierra Health Services, Inc. (b)........     1,200,528
           37,600 UnitedHealth Group, Inc.................     1,960,464
                                                           -------------
                                                               3,886,590
                                                           -------------

                  HOTELS, RESTAURANTS & LEISURE--0.2%
           39,000 McDonald's Corp.........................     1,082,250
                                                           -------------

                  HOUSEHOLD DURABLES--1.6%
           31,900 Centex Corp.............................     2,254,373
           32,300 KB HOME.................................     2,462,229
           63,600 Sony Corp. (ADR)........................     2,190,384
           19,100 Toll Brothers, Inc. (b).................     1,939,605
                                                           -------------
                                                               8,846,591
                                                           -------------

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-126

METROPOLITAN SERIES FUND, INC.

 FI VALUE LEADERS PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                                  VALUE
     SHARES                                                      (NOTE 1)
    ------------------------------------------------------------------------

              HOUSEHOLD PRODUCTS--0.8%
       88,900 Colgate-Palmolive Co............................ $   4,436,999
                                                               -------------

              IT SERVICES--0.7%
       32,900 Affiliated Computer Services, Inc. (Class A) (b)     1,681,190
       37,000 Anteon International Corp. (b)..................     1,687,940
       43,100 Ceridian Corp. (b)..............................       839,588
                                                               -------------
                                                                   4,208,718
                                                               -------------

              INDUSTRIAL CONGLOMERATES--6.4%
       15,000 3M Co...........................................     1,084,500
      690,100 General Electric Co.............................    23,911,965
       78,500 Hexcel Corp. (b)................................     1,328,220
      343,500 Tyco International, Ltd.........................    10,030,200
                                                               -------------
                                                                  36,354,885
                                                               -------------

              INSURANCE--6.9%
       79,100 ACE, Ltd........................................     3,547,635
        8,400 Ambac Financial Group, Inc......................       585,984
      387,400 American International Group, Inc...............    22,507,940
       44,700 Hilb, Rogal & Hamilton Co.......................     1,537,680
       51,000 PartnerRe, Ltd..................................     3,285,420
       30,600 Scottish Re Group, Ltd..........................       741,744
        4,600 The Chubb Corp..................................       393,806
       48,700 The Hartford Financial Services Group, Inc......     3,641,786
       78,150 W.R. Berkley Corp...............................     2,788,392
                                                               -------------
                                                                  39,030,387
                                                               -------------

              INTERNET & CATALOG RETAIL--0.7%
       87,700 eBay, Inc. (b)..................................     2,894,977
       45,000 IAC/InterActiveCorp. (b)........................     1,082,250
                                                               -------------
                                                                   3,977,227
                                                               -------------

              INTERNET SOFTWARE & SERVICES--1.3%
       48,200 Akamai Technologies, Inc. (b)...................       632,866
      988,000 Covad Communications Group, Inc. (b)............     1,383,200
       10,900 Google, Inc. (Class A) (b)......................     3,206,235
       62,300 Yahoo!, Inc. (b)................................     2,158,695
                                                               -------------
                                                                   7,380,996
                                                               -------------

              LEISURE EQUIPMENT & PRODUCTS--1.0%
      204,500 Eastman Kodak Co................................     5,490,825
                                                               -------------

              MACHINERY--0.4%
       25,100 ITT Industries, Inc.............................     2,450,513
                                                               -------------

              MEDIA--3.6%
       49,000 Clear Channel Communications, Inc...............     1,515,570
       35,800 EchoStar Communications Corp. (Class A) (b).....     1,079,370
       15,000 Grupo Televisa S.A. (ADR) (b)...................       931,350
       78,200 Lamar Advertising Co. (Class A) (b).............     3,344,614
       33,322 News Corp. (Class A)............................       539,150
       11,000 Omnicom Group, Inc..............................       878,460
      135,900 The Walt Disney Co..............................     3,421,962
      164,000 Time Warner, Inc. (b)...........................     2,740,440

                                                                    VALUE
      SHARES                                                       (NOTE 1)
     -------------------------------------------------------------------------

                  MEDIA--(CONTINUED)
       177,000    Univision Communications, Inc. (Class A) (b).. $   4,876,350
        40,033    Viacom, Inc. (Class B)........................     1,281,857
                                                                 -------------
                                                                    20,609,123
                                                                 -------------

                  METALS & MINING--0.7%
        82,100    Alcoa, Inc....................................     2,145,273
        17,000    Freeport-McMoRan Copper & Gold, Inc. (Class B)       636,480
        31,400    Newmont Mining Corp...........................     1,225,542
                                                                 -------------
                                                                     4,007,295
                                                                 -------------

                  MULTI-UTILITIES--0.2%
         9,200    Public Service Enterprise Group, Inc..........       559,544
        37,500    The AES Corp. (b).............................       614,250
                                                                 -------------
                                                                     1,173,794
                                                                 -------------

                  MULTILINE RETAIL--1.0%
        66,600    99 Cents Only Stores (b)......................       846,486
        17,700    Federated Department Stores, Inc..............     1,297,056
        21,600    J.C. Penney Co., Inc..........................     1,135,728
        26,700    Kohl's Corp. (b)..............................     1,492,797
        10,800    Nordstrom, Inc................................       734,076
                                                                 -------------
                                                                     5,506,143
                                                                 -------------

                  OFFICE ELECTRONICS--0.1%
        48,800    Xerox Corp. (b)...............................       672,952
                                                                 -------------

                  OIL, GAS & CONSUMABLE FUELS--9.0%
        30,100    Apache Corp...................................     1,944,460
         8,500    Ashland, Inc. (b).............................       610,895
        55,700    Burlington Resources, Inc.....................     3,076,868
       119,500    Chevron Corp..................................     6,682,440
        38,944    ConocoPhillips................................     2,238,891
       123,800    El Paso Corp..................................     1,426,176
        26,300    Encore Aquisition Co. (b).....................     1,078,300
       361,400    Exxon Mobil Corp..............................    20,769,658
        34,000    Occidental Petroleum Corp.....................     2,615,620
        39,100    OMI Corp......................................       743,291
        71,200    Quicksilver Resources, Inc. (b)...............     4,551,816
        10,600    Shell Transport & Trading Co., Plc. (ADR).....       615,436
        55,800    Valero Energy Corp............................     4,414,338
                                                                 -------------
                                                                    50,768,189
                                                                 -------------

                  PERSONAL PRODUCTS--0.4%
        39,900    The Gillette Co...............................     2,020,137
                                                                 -------------

                  PHARMACEUTICALS--3.5%
        17,600    Allergan, Inc.................................     1,500,224
        12,200    Connetics Corp. (b)...........................       215,208
        17,400    Eli Lilly & Co................................       969,354
        30,600    Merck & Co., Inc..............................       942,480
       218,700    Pfizer, Inc...................................     6,031,746
       310,000    Schering-Plough Corp..........................     5,908,600
        96,900    Wyeth.........................................     4,312,050
                                                                 -------------
                                                                    19,879,662
                                                                 -------------

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-127

METROPOLITAN SERIES FUND, INC.

 FI VALUE LEADERS PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                              VALUE
         SHARES                                              (NOTE 1)
        ----------------------------------------------------------------

                  REAL ESTATE--0.9%
           41,300 Apartment Investment & Management Co.
                   (REIT) (Class A)....................... $   1,689,996
           14,400 Equity Lifestyle Properties, Inc. (REIT)       572,544
           48,900 General Growth Properties, Inc. (REIT)..     2,009,301
           21,300 iStar Financial, Inc. (REIT)............       885,867
            2,000 KKR Financial Corp. (REIT)..............        50,000
                                                           -------------
                                                               5,207,708
                                                           -------------

                  ROAD & RAIL--0.4%
           80,800 Norfolk Southern Corp...................     2,501,568
                                                           -------------

                  SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT--1.9%
           41,800 Analog Devices, Inc.....................     1,559,558
           19,800 ATI Technologies, Inc. (b)..............       234,630
           44,100 Cabot Microelectronics Corp. (b)........     1,278,459
          105,200 Freescale Semiconductor, Inc. (b).......     2,210,252
          148,600 Intel Corp..............................     3,872,516
           30,600 Maxim Integrated Products, Inc..........     1,169,226
           48,700 PMC-Sierra, Inc. (b)....................       454,371
                                                           -------------
                                                              10,779,012
                                                           -------------

                  SOFTWARE--2.5%
           91,000 BEA Systems, Inc. (b)...................       798,980
           25,700 Electronic Arts, Inc. (b)...............     1,454,877
          248,300 Microsoft Corp..........................     6,167,772
           20,100 NAVTEQ (b)..............................       747,318
           45,300 Oracle Corp. (b)........................       597,960
           67,500 Siebel Systems, Inc. (b)................       600,750
           92,900 Symantec Corp. (b)......................     2,019,646
           66,300 TIBCO Software, Inc. (b)................       433,602
           89,700 TradeStation Group, Inc.................       769,626
           58,600 Ulticom, Inc. (b).......................       621,746
                                                           -------------
                                                              14,212,277
                                                           -------------

                                                              VALUE
        SHARES                                               (NOTE 1)
       -----------------------------------------------------------------

                 SPECIALTY RETAIL--0.2%
          22,400 The Home Depot, Inc...................... $     871,360
                                                           -------------

                 THRIFTS & MORTGAGE FINANCE--2.1%
          37,400 Federal Home Loan Mortgage Corp..........     2,439,602
          95,600 Federal National Mortgage Association....     5,583,040
          14,600 Golden West Financial Corp...............       939,948
          54,900 Hudson City Bancorp, Inc.................       626,409
          93,300 Sovereign Bancorp, Inc...................     2,084,322
                                                           -------------
                                                              11,673,321
                                                           -------------

                 TOBACCO--1.4%
         123,500 Altria Group, Inc........................     7,985,510
                                                           -------------

                 WIRELESS TELECOMMUNICATION SERVICES--1.8%
          78,400 American Tower Corp. (Class A) (b).......     1,647,968
          23,800 Leap Wireless International, Inc. (b)....       660,450
         164,100 Nextel Communications, Inc. (Class A) (b)     5,302,071
         111,100 Nextel Partners, Inc. (Class A) (b)......     2,796,387
                                                           -------------
                                                              10,406,876
                                                           -------------
                 Total Common Stocks
                  (Identified Cost $518,426,473)..........   566,585,104
                                                           -------------
                 Total Investments--99.9%
                  (Identified Cost $518,426,473) (a)......   566,585,104
                 Other assets less liabilities............       341,481
                                                           -------------
                 TOTAL NET ASSETS--100%................... $ 566,926,585
                                                           =============

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-128

METROPOLITAN SERIES FUND, INC.

 FI VALUE LEADERS PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
JUNE 30, 2005 (UNAUDITED)

    ASSETS
      Investments at value........................            $566,585,104
      Cash........................................                 734,704
      Foreign cash at value
       (Identified cost $24 ).....................                      24
      Receivable for:
       Securities sold............................               6,946,818
       Fund shares sold...........................                 259,724
       Dividends and interest.....................                 708,069
       Foreign taxes..............................                     504
                                                              ------------
        Total Assets..............................             575,234,947
    LIABILITIES
      Payable for:
       Fund shares redeemed....................... $  696,504
       Securities purchased.......................  7,147,543
       Withholding taxes..........................      2,671
      Accrued expenses:
       Management fees............................    311,598
       Service and distribution fees..............      8,184
       Deferred directors fees....................     21,995
       Other expenses.............................    119,867
                                                   ----------
        Total Liabilities.........................               8,308,362
                                                              ------------
    NET ASSETS....................................            $566,926,585
                                                              ============
      Net assets consist of:
       Capital paid in............................            $561,782,737
       Undistributed net investment income........               2,957,481
       Accumulated net realized losses............             (45,972,264)
       Unrealized appreciation (depreciation)
        on investments and foreign currency.......              48,158,631
                                                              ------------
    NET ASSETS....................................            $566,926,585
                                                              ============
    Computation of offering price:
    CLASS A
    Net asset value and redemption price per share
     ($511,957,882 divided by 2,906,747
     shares outstanding)..........................            $     176.13
                                                              ============
    CLASS B
    Net asset value and redemption price per share
     ($15,202,372 divided by 86,573 shares
     outstanding).................................            $     175.60
                                                              ============
    CLASS E
    Net asset value and redemption price per share
     ($39,766,331 divided by 226,406 shares
     outstanding).................................            $     175.64
                                                              ============
    Identified cost of investments................            $518,426,473
                                                              ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)

    INVESTMENT INCOME
      Dividends...............................              $  4,694,490(a)
      Interest................................                     2,552
                                                            ------------
                                                               4,697,042
    EXPENSES
      Management fees......................... $ 1,891,101
      Service and distribution fees--Class B..      12,783
      Service and distribution fees--Class E..      28,308
      Directors' fees and expenses............      10,525
      Custodian...............................      84,744
      Audit and tax services..................      10,167
      Legal...................................      10,603
      Printing................................      76,686
      Insurance...............................       6,289
      Miscellaneous...........................       4,813
                                               -----------
      Total expenses before reductions........   2,136,019
      Expense reductions......................    (110,430)    2,025,589
                                               -----------  ------------
    NET INVESTMENT INCOME.....................                 2,671,453
                                                            ------------
    REALIZED AND UNREALIZED GAIN (LOSS)
    Realized gain (loss) on:
      Investments--net........................  29,836,168
      Foreign currency transactions--net......      (3,018)   29,833,150
                                               -----------
    Unrealized appreciation (depreciation) on:
      Investments--net........................               (27,278,773)
                                                            ------------
    Net gain (loss)...........................                 2,554,377
                                                            ------------
    NET INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS..........................              $  5,225,830
                                                            ============

(a)NET OF FOREIGN TAXES OF $25,923.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-129

METROPOLITAN SERIES FUND, INC.

 FI VALUE LEADERS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                                      SIX MONTHS
                                                                        ENDED       YEAR ENDED
                                                                       JUNE 30,    DECEMBER 31,
                                                                         2005          2004
                                                                     ------------  ------------
FROM OPERATIONS
  Net investment income............................................. $  2,671,453  $  6,918,009
  Net realized gain.................................................   29,833,150    62,218,808
  Unrealized appreciation (depreciation)............................  (27,278,773)    3,653,711
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................    5,225,830    72,790,528
                                                                     ------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................   (6,047,937)   (7,094,897)
    Class B.........................................................     (120,604)       (2,208)
    Class E.........................................................     (413,560)     (304,237)
                                                                     ------------  ------------
  TOTAL DISTRIBUTIONS...............................................   (6,582,101)   (7,401,342)
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.  (20,542,447)  (59,561,647)
                                                                     ------------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................  (21,898,718)    5,827,539

NET ASSETS
  Beginning of the period...........................................  588,825,303   582,997,764
                                                                     ------------  ------------
  End of the period................................................. $566,926,585  $588,825,303
                                                                     ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $  2,957,481  $  6,868,129
                                                                     ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                  SIX MONTHS ENDED            YEAR ENDED
                                                                    JUNE 30, 2005         DECEMBER 31, 2004
                                                               ----------------------  -----------------------
                                                                SHARES         $        SHARES         $
                                                               --------  ------------  --------  -------------
CLASS A
  Sales.......................................................   68,478  $ 12,024,064   186,967  $  29,859,340
  Reinvestments...............................................   35,587     6,047,937    44,729      7,094,897
  Redemptions................................................. (325,961)  (56,936,926) (689,862)  (110,388,310)
                                                               --------  ------------  --------  -------------
  Net increase (decrease)..................................... (221,896) $(38,864,925) (458,166) $ (73,434,073)
                                                               ========  ============  ========  =============
CLASS B
  Sales.......................................................   66,752  $ 11,671,898    30,946  $   5,052,632
  Reinvestments...............................................      711       120,604        14          2,208
  Redemptions.................................................  (11,082)   (1,942,115)   (1,582)      (265,616)
                                                               --------  ------------  --------  -------------
  Net increase (decrease).....................................   56,381  $  9,850,387    29,378  $   4,789,224
                                                               ========  ============  ========  =============
CLASS E
  Sales.......................................................   85,593  $ 14,939,703    84,388  $  13,483,688
  Reinvestments...............................................    2,439       413,560     1,923        304,237
  Redemptions.................................................  (38,926)   (6,881,172)  (29,467)    (4,704,723)
                                                               --------  ------------  --------  -------------
  Net increase (decrease).....................................   49,106  $  8,472,091    56,844  $   9,083,202
                                                               ========  ============  ========  =============
  Increase (decrease) derived from capital share transactions. (116,409) $(20,542,447) (371,944) $ (59,561,647)
                                                               ========  ============  ========  =============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-130

METROPOLITAN SERIES FUND, INC.

 FI VALUE LEADERS PORTFOLIO

FINANCIAL HIGHLIGHTS (UNAUDITED)


                                                                                   ----------------------
                                                                                   SIX MONTHS
                                                                                     ENDED
                                                                                    JUNE 30,    ---------
                                                                                      2005        2004
                                                                                   ----------   --------
NET ASSET VALUE, BEGINNING OF PERIOD..............................................  $ 176.54    $ 157.24
                                                                                    --------    --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................      0.99        2.21
  Net realized and unrealized gain (loss) on investments..........................      0.65       19.15
                                                                                    --------    --------
  Total from investment operations................................................      1.64       21.36
                                                                                    --------    --------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................     (2.05)      (2.06)
  Distributions from net realized capital gains...................................      0.00        0.00
                                                                                    --------    --------
  Total distributions.............................................................     (2.05)      (2.06)
                                                                                    --------    --------
NET ASSET VALUE, END OF PERIOD....................................................  $ 176.13    $ 176.54
                                                                                    ========    ========
TOTAL RETURN (%)..................................................................       1.0(b)     13.7
Ratio of operating expenses to average net assets before expense reductions (%)...      0.73(c)     0.74
Ratio of operating expenses to average net assets after expense reductions (%) (d)      0.69(c)     0.72
Ratio of net investment income to average net assets (%)..........................      0.95(c)     1.23
Portfolio turnover rate (%).......................................................       101(c)      161
Net assets, end of period (000)...................................................  $511,958    $552,323

                                                                                        CLASS A
                                                                                   ---------------------------------------

                                                                                       YEAR ENDED DECEMBER 31,
                                                                                   ---------------------------------------
                                                                                     2003      2002      2001      2000
                                                                                   --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $ 124.89  $ 156.51  $ 183.39  $ 198.49
                                                                                   --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................     2.13      1.53      1.06      1.16
  Net realized and unrealized gain (loss) on investments..........................    31.23    (31.88)   (26.45)   (11.28)
                                                                                   --------  --------  --------  --------
  Total from investment operations................................................    33.36    (30.35)   (25.39)   (10.12)
                                                                                   --------  --------  --------  --------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................    (1.01)    (1.27)    (1.49)     0.00
  Distributions from net realized capital gains...................................     0.00      0.00      0.00     (4.98)
                                                                                   --------  --------  --------  --------
  Total distributions.............................................................    (1.01)    (1.27)    (1.49)    (4.98)
                                                                                   --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD.................................................... $ 157.24  $ 124.89  $ 156.51  $ 183.39
                                                                                   ========  ========  ========  ========
TOTAL RETURN (%)..................................................................     26.9     (19.5)    (13.9)     (5.2)
Ratio of operating expenses to average net assets before expense reductions (%)...     0.74      0.72      0.78      0.73
Ratio of operating expenses to average net assets after expense reductions (%) (d)       --      0.71      0.74      0.70
Ratio of net investment income to average net assets (%)..........................     1.49      1.30      0.60      0.61
Portfolio turnover rate (%).......................................................       53       142       154       138
Net assets, end of period (000)................................................... $563,979  $491,124  $298,982  $388,127

                                                              CLASS B                                            CLASS E
                                           ------------------------------------------     --------------------------------------
                                           SIX MONTHS     YEAR ENDED     JULY 30, 2002(A) SIX MONTHS          YEAR ENDED
                                             ENDED       DECEMBER 31,        THROUGH        ENDED            DECEMBER 31,
                                            JUNE 30,   ----------------    DECEMBER 31,    JUNE 30,   -------------------------
                                              2005       2004     2003         2002          2005       2004     2003     2002
                                           ----------  -------  -------  ---------------- ----------  -------  -------  -------
NET ASSET VALUE, BEGINNING OF
 PERIOD...................................  $175.91    $156.72  $124.47      $125.90       $175.93    $156.83  $124.66  $156.28
                                            -------    -------  -------      -------       -------    -------  -------  -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...................     0.45       1.88     1.22         0.18          0.56       1.58     1.41     1.35
  Net realized and unrealized gain (loss)
   on investments.........................     1.01      19.12    31.95        (1.61)         0.95      19.48    31.68   (31.80)
                                            -------    -------  -------      -------       -------    -------  -------  -------
  Total from investment operations........     1.46      21.00    33.17        (1.43)         1.51      21.06    33.09   (30.45)
                                            -------    -------  -------      -------       -------    -------  -------  -------
LESS DISTRIBUTIONS
  Distributions from net investment
   income.................................    (1.77)     (1.81)   (0.92)        0.00         (1.80)     (1.96)   (0.92)   (1.17)
                                            -------    -------  -------      -------       -------    -------  -------  -------
  Total distributions.....................    (1.77)     (1.81)   (0.92)        0.00         (1.80)     (1.96)   (0.92)   (1.17)
                                            -------    -------  -------      -------       -------    -------  -------  -------
NET ASSET VALUE, END OF PERIOD............  $175.60    $175.91  $156.72      $124.47       $175.64    $175.93  $156.83  $124.66
                                            =======    =======  =======      =======       =======    =======  =======  =======
TOTAL RETURN (%)..........................      0.9(b)    13.5     26.9         (1.1)(b)       0.9(b)    13.6     26.7    (19.6)
Ratio of operating expenses to average net
 assets before expense reductions (%).....     0.98(c)    0.99     0.99         0.97 (c)      0.88(c)    0.89     0.89     0.87
Ratio of operating expenses to average net
 assets after expense reductions (%) (d)..     0.94(c)    0.97       --         0.96 (c)      0.84(c)    0.87       --     0.86
Ratio of net investment income to average
 net assets (%)...........................     0.73(c)    1.41     1.15         1.36 (c)      0.80(c)    1.12     1.31     1.15
Portfolio turnover rate (%)...............      101(c)     161       53          142           101(c)     161       53      142
Net assets, end of period (000)...........  $15,202    $ 5,311  $   128      $     6       $39,766    $31,192  $18,891  $ 5,619

                                           -----------
                                           MAY 1, 2001(A)
                                              THROUGH
                                            DECEMBER 31,
                                                2001
                                           --------------
NET ASSET VALUE, BEGINNING OF
 PERIOD...................................    $177.17
                                              -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...................       0.14
  Net realized and unrealized gain (loss)
   on investments.........................     (21.03)
                                              -------
  Total from investment operations........     (20.89)
                                              -------
LESS DISTRIBUTIONS
  Distributions from net investment
   income.................................       0.00
                                              -------
  Total distributions.....................       0.00
                                              -------
NET ASSET VALUE, END OF PERIOD............    $156.28
                                              =======
TOTAL RETURN (%)..........................      (11.8)(b)
Ratio of operating expenses to average net
 assets before expense reductions (%).....       0.93 (c)
Ratio of operating expenses to average net
 assets after expense reductions (%) (d)..       0.89 (c)
Ratio of net investment income to average
 net assets (%)...........................       0.61 (c)
Portfolio turnover rate (%)...............        154
Net assets, end of period (000)...........    $ 1,527

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIODS LESS THAN ONE YEAR ARE NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.
(d)THE PORTFOLIO HAS ENTERED INTO ARRANGEMENTS WITH CERTAIN BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-131

METROPOLITAN SERIES FUND, INC.

 HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS--92.2% OF TOTAL NET ASSETS

                                                              VALUE
          SHARES                                             (NOTE 1)
        ----------------------------------------------------------------

                    AEROSPACE & DEFENSE--3.2%
            239,550 Honeywell International, Inc.......... $   8,774,716
            232,600 Raytheon Co...........................     9,099,312
                                                           -------------
                                                              17,874,028
                                                           -------------

                    AUTOMOBILES--2.2%
            249,300 Harley-Davidson, Inc..................    12,365,280
                                                           -------------

                    BEVERAGES--4.8%
            244,800 Anheuser-Busch Cos., Inc..............    11,199,600
            256,700 Coca-Cola Enterprises, Inc............     5,649,967
            170,900 Diageo, Plc. (ADR)....................    10,134,370
                                                           -------------
                                                              26,983,937
                                                           -------------

                    BUILDING PRODUCTS--2.0%
            357,900 Masco Corp............................    11,366,904
                                                           -------------

                    CAPITAL MARKETS--1.1%
            209,100 The Bank of New York Co., Inc.........     6,017,898
                                                           -------------

                    COMMERCIAL BANKS--2.2%
            414,800 U.S. Bancorp..........................    12,112,160
                                                           -------------

                    COMMERCIAL SERVICES & SUPPLIES--1.4%
            269,300 Waste Management, Inc.................     7,631,962
                                                           -------------

                    COMPUTERS & PERIPHERALS--2.8%
            358,000 Hewlett-Packard Co....................     8,416,580
          1,887,100 Sun Microsystems, Inc. (b)............     7,038,883
                                                           -------------
                                                              15,455,463
                                                           -------------

                    DIVERSIFIED CONSUMER SERVICES--2.3%
            223,500 H&R Block, Inc........................    13,041,225
                                                           -------------

                    DIVERSIFIED FINANCIAL SERVICES--4.5%
            293,700 Citigroup, Inc........................    13,577,751
            337,800 JPMorgan Chase & Co...................    11,931,096
                                                           -------------
                                                              25,508,847
                                                           -------------

                    FOOD & STAPLES RETAILING--2.2%
            258,700 Wal-Mart Stores, Inc..................    12,469,340
                                                           -------------

                    FOOD PRODUCTS--3.9%
            194,200 General Mills, Inc....................     9,086,618
            181,250 H.J. Heinz Co.........................     6,419,875
            208,600 Kraft Foods, Inc. (Class A)...........     6,635,566
                                                           -------------
                                                              22,142,059
                                                           -------------

                    HEALTH CARE EQUIPMENT & SUPPLIES--2.2%
            330,800 Baxter International, Inc.............    12,272,680
                                                           -------------

                    HOTELS, RESTAURANTS & LEISURE--5.0%
            514,700 McDonald's Corp.......................    14,282,925
            261,100 Yum! Brands, Inc......................    13,598,088
                                                           -------------
                                                              27,881,013
                                                           -------------

                                                              VALUE
         SHARES                                              (NOTE 1)
       -----------------------------------------------------------------

                   HOUSEHOLD DURABLES--6.1%
           139,600 Fortune Brands, Inc.................... $  12,396,480
           116,600 Pulte Homes, Inc.......................     9,823,550
           133,500 The Black & Decker Corp................    11,994,975
                                                           -------------
                                                              34,215,005
                                                           -------------

                   IT SERVICES--3.1%
           142,000 Automatic Data Processing, Inc.........     5,959,740
           280,100 First Data Corp........................    11,243,214
                                                           -------------
                                                              17,202,954
                                                           -------------

                   INSURANCE--1.7%
           214,500 AFLAC, Inc.............................     9,283,560
                                                           -------------

                   LEISURE EQUIPMENT & PRODUCTS--0.9%
           285,900 Mattel, Inc............................     5,231,970
                                                           -------------

                   MEDIA--18.0%
           382,800 Comcast Corp. (Special Class A) (b)....    11,464,860
           284,900 EchoStar Communications Corp. (Class A)     8,589,735
           136,100 Gannett Co., Inc.......................     9,680,793
            65,100 Knight-Ridder, Inc.....................     3,993,234
         1,291,000 Liberty Media Corp. (Class A) (b)......    13,155,290
           781,872 The DIRECTV Group, Inc. (b)............    12,119,016
           537,900 The Walt Disney Co.....................    13,544,322
           822,100 Time Warner, Inc. (b)..................    13,737,291
           459,400 Viacom, Inc. (Class B).................    14,709,988
                                                           -------------
                                                             100,994,529
                                                           -------------

                   MULTILINE RETAIL--2.4%
           236,700 Kohl's Corp. (b).......................    13,233,897
                                                           -------------

                   OFFICE ELECTRONICS--1.2%
           498,900 Xerox Corp. (b)........................     6,879,831
                                                           -------------

                   OIL, GAS & CONSUMABLE FUELS--3.9%
           188,800 Burlington Resources, Inc..............    10,429,312
           202,742 ConocoPhillips.........................    11,655,638
                                                           -------------
                                                              22,084,950
                                                           -------------

                   PHARMACEUTICALS--3.6%
           190,700 Abbott Laboratories....................     9,346,207
           434,600 Bristol-Myers Squibb Co................    10,856,308
                                                           -------------
                                                              20,202,515
                                                           -------------

                   SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT--0.2%
            50,000 Texas Instruments, Inc.................     1,403,500
                                                           -------------

                   SPECIALTY RETAIL--5.7%
           430,200 Limited Brands, Inc....................     9,214,884
           485,900 The Gap, Inc...........................     9,596,525
           345,200 The Home Depot, Inc....................    13,428,280
                                                           -------------
                                                              32,239,689
                                                           -------------

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-132

METROPOLITAN SERIES FUND, INC.

 HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS--(CONTINUED)
                                                 SHORT TERM INVESTMENTS--7.7%

                                                             VALUE
          SHARES                                            (NOTE 1)
        ---------------------------------------------------------------

                    THRIFTS & MORTGAGE FINANCE--5.6%
            162,450 Federal National Mortgage Association $   9,487,080
            130,300 MGIC Investment Corp.................     8,498,166
            333,100 Washington Mutual, Inc...............    13,553,839
                                                          -------------
                                                             31,539,085
                                                          -------------
                    Total Common Stocks
                     (Identified Cost $436,959,340)......   517,634,281
                                                          -------------

        FACE                                                      VALUE
       AMOUNT                                                    (NOTE 1)
     ----------------------------------------------------------------------

                 REPURCHASE AGREEMENT--7.7%
     $43,551,000 State Street Corp. Repurchase Agreement dated
                  06/30/05 at 0.900% to be repurchased at
                  $43,552,089 on 07/01/05, collateralized by
                  $44,915,000 U.S. Treasury Note 3.625% due
                  06/30/07 with a value of $44,858,856........ $ 43,551,000
                                                               ------------
                 Total Short Term Investments
                  (Identified Cost $43,551,000)...............   43,551,000
                                                               ------------
                 Total Investments--99.9%
                  (Identified Cost $480,510,340) (a)..........  561,185,281
                 Other assets less liabilities................      355,564
                                                               ------------
                 TOTAL NET ASSETS--100%....................... $561,540,845
                                                               ============

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-133

METROPOLITAN SERIES FUND, INC.

 HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO

STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
JUNE 30, 2005 (UNAUDITED)

     ASSETS
       Investments at value........................          $561,185,281
       Cash........................................                   693
       Receivable for:
        Securities sold............................               673,235
        Dividends and interest.....................               630,008
                                                             ------------
         Total Assets..............................           562,489,217
     LIABILITIES
       Payable for:
        Fund shares redeemed....................... $490,972
       Accrued expenses:
        Management fees............................  332,377
        Service and distribution fees..............   33,401
        Other expenses.............................   91,622
                                                    --------
         Total Liabilities.........................               948,372
                                                             ------------
     NET ASSETS....................................          $561,540,845
                                                             ============
       Net assets consist of:
        Capital paid in............................          $486,878,267
        Undistributed net investment income........             1,675,309
        Accumulated net realized losses............            (7,687,672)
        Unrealized appreciation (depreciation) on
         investments...............................            80,674,941
                                                             ------------
     NET ASSETS....................................          $561,540,845
                                                             ============
     Computation of offering price:
     CLASS A
     Net asset value and redemption price per share
      ($338,749,645 divided by 26,110,938
      shares outstanding)..........................          $      12.97
                                                             ============
     CLASS B
     Net asset value and redemption price per share
      ($80,043,120 divided by 6,194,667 shares
      outstanding).................................          $      12.92
                                                             ============
     CLASS E
     Net asset value and redemption price per share
      ($142,748,080 divided by 11,037,671
      shares outstanding)..........................          $      12.93
                                                             ============
     Identified cost of investments................          $480,510,340
                                                             ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)

     INVESTMENT INCOME
       Dividends...............................             $  3,716,524(a)
       Interest................................                  214,449
                                                            ------------
                                                               3,930,973
     EXPENSES
       Management fees......................... $1,931,847
       Service and distribution fees--Class B..     74,563
       Service and distribution fees--Class E..    106,055
       Directors' fees and expenses............     10,266
       Custodian...............................     54,704
       Audit and tax services..................      9,386
       Legal...................................     11,388
       Printing................................     60,702
       Insurance...............................      5,107
       Miscellaneous...........................      3,740
                                                ----------
       Total expenses before reductions........  2,267,758
       Expense reductions......................    (16,029)    2,251,729
                                                ----------  ------------
     NET INVESTMENT INCOME.....................                1,679,244
                                                            ------------
     REALIZED AND UNREALIZED GAIN (LOSS)
     Realized gain (loss) on:
       Investments--net........................                6,792,737
     Unrealized appreciation (depreciation) on:
       Investments--net........................              (20,673,315)
                                                            ------------
     Net gain (loss)...........................              (13,880,578)
                                                            ------------
     NET INCREASE (DECREASE) IN NET ASSETS
      FROM OPERATIONS..........................             $(12,201,334)
                                                            ============

(a)NET OF FOREIGN TAXES OF $14,955.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-134

METROPOLITAN SERIES FUND, INC.

 HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                                      SIX MONTHS
                                                                        ENDED       YEAR ENDED
                                                                       JUNE 30,    DECEMBER 31,
                                                                         2005          2004
                                                                     ------------  ------------
FROM OPERATIONS
  Net investment income............................................. $  1,679,244  $  3,518,515
  Net realized gain (loss)..........................................    6,792,737    (1,465,943)
  Unrealized appreciation (depreciation)............................  (20,673,315)   49,455,358
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................  (12,201,334)   51,507,930
                                                                     ------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income............................................
    Class A.........................................................   (2,367,986)   (1,577,007)
    Class B.........................................................     (345,158)       (6,125)
    Class E.........................................................     (787,432)     (544,986)
                                                                     ------------  ------------
  TOTAL DISTRIBUTIONS...............................................   (3,500,576)   (2,128,118)
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.   45,098,175    85,702,821
                                                                     ------------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................   29,396,265   135,082,633

NET ASSETS
  Beginning of the period...........................................  532,144,580   397,061,947
                                                                     ------------  ------------
  End of the period................................................. $561,540,845  $532,144,580
                                                                     ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $  1,675,309  $  3,496,641
                                                                     ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                   SIX MONTHS ENDED             YEAR ENDED
                                                                     JUNE 30, 2005           DECEMBER 31, 2004
                                                               ------------------------  ------------------------
                                                                 SHARES          $         SHARES          $
                                                               ----------  ------------  ----------  ------------
CLASS A
  Sales.......................................................  2,722,821  $ 35,470,437   3,544,182  $ 44,023,180
  Reinvestments...............................................    187,341     2,367,986     127,178     1,577,007
  Redemptions................................................. (2,352,668)  (30,642,513) (2,726,496)  (33,600,633)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................    557,494  $  7,195,910     944,864  $ 11,999,554
                                                               ==========  ============  ==========  ============
CLASS B
  Sales.......................................................  3,152,353  $ 40,898,764   3,282,128  $ 40,965,664
  Reinvestments...............................................     27,415       345,158         496         6,125
  Redemptions.................................................   (226,782)   (2,941,405)   (135,698)   (1,687,160)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................  2,952,986  $ 38,302,517   3,146,926  $ 39,284,629
                                                               ==========  ============  ==========  ============
CLASS E
  Sales.......................................................    881,801  $ 11,471,784   4,678,809  $ 57,458,393
  Reinvestments...............................................     62,495       787,432      44,096       544,986
  Redemptions.................................................   (973,744)  (12,659,468) (1,908,422)  (23,584,741)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................    (29,448) $   (400,252)  2,814,483  $ 34,418,638
                                                               ==========  ============  ==========  ============
  Increase (decrease) derived from capital share transactions.  3,481,032  $ 45,098,175   6,906,273  $ 85,702,821
                                                               ==========  ============  ==========  ============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-135

METROPOLITAN SERIES FUND, INC.

 HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS (UNAUDITED)



                                                                                   -----------------------
                                                                                    SIX MONTHS
                                                                                      ENDED
                                                                                     JUNE 30,    ---------
                                                                                       2005        2004
                                                                                   ----------    --------
NET ASSET VALUE, BEGINNING OF PERIOD..............................................  $  13.37     $  12.06
                                                                                    --------     --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................      0.04         0.10
  Net realized and unrealized gain (loss) on investments..........................     (0.35)        1.27
                                                                                    --------     --------
  Total from investment operations................................................     (0.31)        1.37
                                                                                    --------     --------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................     (0.09)       (0.06)
  Distributions from net realized capital gains...................................      0.00         0.00
  Tax return of capital...........................................................      0.00         0.00
                                                                                    --------     --------
  Total distributions.............................................................     (0.09)       (0.06)
                                                                                    --------     --------
NET ASSET VALUE, END OF PERIOD....................................................  $  12.97     $  13.37
                                                                                    ========     ========
TOTAL RETURN (%)..................................................................      (2.3)(b)     11.4
Ratio of operating expenses to average net assets before expense reductions (%)...      0.78 (c)     0.79
Ratio of operating expenses to average net assets after expense reductions (%) (d)      0.78 (c)     0.78
Ratio of net investment income to average net assets (%)..........................      0.70 (c)     0.80
Portfolio turnover rate (%).......................................................        10 (c)       16
Net assets, end of period (000)...................................................  $338,750     $341,632

                                                                                       CLASS A
                                                                                   -------------------------------------

                                                                                      YEAR ENDED DECEMBER 31,
                                                                                   -------------------------------------
                                                                                     2003     2002      2001      2000
                                                                                   -------- --------  --------  -------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $   9.61 $  11.56  $   9.79  $  8.93
                                                                                   -------- --------  --------  -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................     0.07     0.06      0.08     0.13
  Net realized and unrealized gain (loss) on investments..........................     2.38    (1.66)     1.72     0.97
                                                                                   -------- --------  --------  -------
  Total from investment operations................................................     2.45    (1.60)     1.80     1.10
                                                                                   -------- --------  --------  -------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................     0.00    (0.09)    (0.03)   (0.14)
  Distributions from net realized capital gains...................................     0.00    (0.16)     0.00    (0.10)
  Tax return of capital...........................................................     0.00    (0.10)     0.00     0.00
                                                                                   -------- --------  --------  -------
  Total distributions.............................................................     0.00    (0.35)    (0.03)   (0.24)
                                                                                   -------- --------  --------  -------
NET ASSET VALUE, END OF PERIOD.................................................... $  12.06 $   9.61  $  11.56  $  9.79
                                                                                   ======== ========  ========  =======
TOTAL RETURN (%)..................................................................     25.5    (14.2)     18.4     12.4
Ratio of operating expenses to average net assets before expense reductions (%)...     0.83     0.83      0.86     0.94
Ratio of operating expenses to average net assets after expense reductions (%) (d)     0.81     0.82      0.84     0.85
Ratio of net investment income to average net assets (%)..........................     0.70     0.68      0.98     1.74
Portfolio turnover rate (%).......................................................       13       30        33       82
Net assets, end of period (000)................................................... $296,728 $228,544  $213,758  $53,575

                                                              CLASS B                                            CLASS E
                                           -----------------------------------------     ----------------------------------------
                                           SIX MONTHS     YEAR ENDED    JULY 30, 2002(A)  SIX MONTHS
                                             ENDED       DECEMBER 31,       THROUGH         ENDED       YEAR ENDED DECEMBER 31,
                                            JUNE 30,    ---------------   DECEMBER 31,     JUNE 30,    -------------------------
                                              2005        2004    2003        2002           2005        2004     2003     2002
                                           ----------   -------  ------ ---------------- ----------    --------  ------- -------
NET ASSET VALUE, BEGINNING OF
 PERIOD...................................  $ 13.31     $ 12.01  $ 9.59      $ 9.96       $  13.32     $  12.02  $  9.59 $ 11.55
                                            -------     -------  ------      ------       --------     --------  ------- -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...................     0.02        0.05    0.02        0.01           0.04         0.07     0.04    0.09
  Net realized and unrealized gain (loss)
   on investments.........................    (0.34)       1.29    2.40       (0.38)         (0.36)        1.28     2.39   (1.71)
                                            -------     -------  ------      ------       --------     --------  ------- -------
  Total from investment operations........    (0.32)       1.34    2.42       (0.37)         (0.32)        1.35     2.43   (1.62)
                                            -------     -------  ------      ------       --------     --------  ------- -------
LESS DISTRIBUTIONS
  Distributions from net investment
   income.................................    (0.07)      (0.04)   0.00        0.00          (0.07)       (0.05)    0.00   (0.08)
  Distributions from net realized capital
   gains..................................     0.00        0.00    0.00        0.00           0.00         0.00     0.00   (0.16)
  Tax return of capital...................     0.00        0.00    0.00        0.00           0.00         0.00     0.00   (0.10)
                                            -------     -------  ------      ------       --------     --------  ------- -------
  Total distributions.....................    (0.07)      (0.04)   0.00        0.00          (0.07)       (0.05)    0.00   (0.34)
                                            -------     -------  ------      ------       --------     --------  ------- -------
NET ASSET VALUE, END OF PERIOD............  $ 12.92     $ 13.31  $12.01      $ 9.59       $  12.93     $  13.32  $ 12.02 $  9.59
                                            =======     =======  ======      ======       ========     ========  ======= =======
TOTAL RETURN (%)..........................     (2.4)(b)    11.2    25.2        (3.7)(b)       (2.4)(b)     11.3     25.3   (14.3)
Ratio of operating expenses to average net
 assets before expense reductions (%).....     1.03 (c)    1.04    1.08        1.08 (c)       0.93 (c)     0.94     0.98    0.98
Ratio of operating expenses to average net
 assets after expense reductions (%) (d)..     1.03 (c)    1.03    1.06        1.07 (c)       0.93 (c)     0.93     0.96    0.97
Ratio of net investment income to average
 net assets (%)...........................     0.46 (c)    1.07    0.55        0.61 (c)       0.54 (c)     0.68     0.60    0.67
Portfolio turnover rate (%)...............       10 (c)      16      13          30             10 (c)       16       13      30
Net assets, end of period (000)...........  $80,043     $43,136  $1,138      $    9       $142,748     $147,376  $99,196 $24,936

                                           ------------
                                           MAY 1, 2001(A)
                                              THROUGH
                                            DECEMBER 31,
                                                2001
                                           --------------
NET ASSET VALUE, BEGINNING OF
 PERIOD...................................     $11.00
                                               ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...................       0.00
  Net realized and unrealized gain (loss)
   on investments.........................       0.55
                                               ------
  Total from investment operations........       0.55
                                               ------
LESS DISTRIBUTIONS
  Distributions from net investment
   income.................................       0.00
  Distributions from net realized capital
   gains..................................       0.00
  Tax return of capital...................       0.00
                                               ------
  Total distributions.....................       0.00
                                               ------
NET ASSET VALUE, END OF PERIOD............     $11.55
                                               ======
TOTAL RETURN (%)..........................        5.0(b)
Ratio of operating expenses to average net
 assets before expense reductions (%).....       1.01(c)
Ratio of operating expenses to average net
 assets after expense reductions (%) (d)..       0.98(c)
Ratio of net investment income to average
 net assets (%)...........................       1.28(c)
Portfolio turnover rate (%)...............         33
Net assets, end of period (000)...........     $  185

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIODS LESS THAN ONE YEAR ARE NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.
(d)THE PORTFOLIO HAS ENTERED INTO ARRANGEMENTS WITH CERTAIN BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-136

METROPOLITAN SERIES FUND, INC.

 JENNISON GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS--98.4% OF TOTAL NET ASSETS

                                                              VALUE
          SHARES                                             (NOTE 1)
       -----------------------------------------------------------------

                    BEVERAGES--1.3%
            232,300 PepsiCo, Inc.......................... $  12,527,939
                                                           -------------

                    BIOTECHNOLOGY--6.4%
            280,300 Amgen, Inc. (b).......................    16,946,938
            389,400 Genentech, Inc. (b)...................    31,261,032
            290,000 Gilead Sciences, Inc. (b).............    12,757,100
                                                           -------------
                                                              60,965,070
                                                           -------------

                    CAPITAL MARKETS--4.3%
             50,800 Lehman Brothers Holdings, Inc.........     5,043,424
            219,700 Merrill Lynch & Co., Inc..............    12,085,697
          1,227,700 The Charles Schwab Corp...............    13,848,456
             99,400 The Goldman Sachs Group, Inc..........    10,140,788
                                                           -------------
                                                              41,118,365
                                                           -------------

                    COMMUNICATIONS EQUIPMENT--4.7%
            813,700 Cisco Systems, Inc. (b)...............    15,549,807
            506,600 QUALCOMM, Inc.........................    16,722,866
            159,900 Research In Motion, Ltd. (b)..........    11,792,625
                                                           -------------
                                                              44,065,298
                                                           -------------

                    COMPUTERS & PERIPHERALS--3.6%
            392,600 Apple Computer, Inc. (b)..............    14,451,606
            496,000 Dell, Inc. (b)........................    19,596,960
                                                           -------------
                                                              34,048,566
                                                           -------------

                    CONSUMER FINANCE--2.9%
            515,400 American Express Co...................    27,434,742
                                                           -------------

                    DIVERSIFIED FINANCIAL SERVICES--1.3%
            350,960 JPMorgan Chase & Co...................    12,395,907
                                                           -------------

                    ELECTRONIC EQUIPMENT & INSTRUMENTS--1.1%
            442,700 Agilent Technologies, Inc. (b)........    10,190,954
                                                           -------------

                    ENERGY EQUIPMENT & SERVICES--3.0%
            372,200 Schlumberger, Ltd.....................    28,264,868
                                                           -------------

                    FOOD & STAPLES RETAILING--2.2%
            172,700 Whole Foods Market, Inc...............    20,430,410
                                                           -------------

                    FOOD PRODUCTS--1.3%
            317,300 Cadbury Schweppes Plc. (ADR)..........    12,162,109
                                                           -------------

                    HEALTH CARE EQUIPMENT & SUPPLIES--3.2%
            155,100 Alcon, Inc............................    16,960,185
            297,500 St. Jude Medical, Inc. (b)............    12,973,975
                                                           -------------
                                                              29,934,160
                                                           -------------

                    HEALTH CARE PROVIDERS & SERVICES--6.8%
            380,700 Caremark Rx, Inc. (b).................    16,948,764
            120,800 CIGNA Corp............................    12,929,224
            325,800 UnitedHealth Group, Inc...............    16,987,212
            248,200 WellPoint, Inc. (b)...................    17,284,648
                                                           -------------
                                                              64,149,848
                                                           -------------

                                                              VALUE
           SHARES                                            (NOTE 1)
        ----------------------------------------------------------------

                     HOTELS, RESTAURANTS & LEISURE--1.4%
             258,500 Starbucks Corp. (b).................. $  13,354,110
                                                           -------------

                     HOUSEHOLD PRODUCTS--1.5%
             269,600 The Procter & Gamble Co..............    14,221,400
                                                           -------------

                     INDUSTRIAL CONGLOMERATES--3.3%
             891,200 General Electric Co..................    30,880,080
                                                           -------------

                     INTERNET & CATALOG RETAIL--1.7%
             496,900 eBay, Inc. (b).......................    16,402,669
                                                           -------------

                     INTERNET SOFTWARE & SERVICES--6.7%
             124,400 Google, Inc. (Class A) (b)...........    36,592,260
             785,400 Yahoo!, Inc. (b).....................    27,214,110
                                                           -------------
                                                              63,806,370
                                                           -------------

                     MULTILINE RETAIL--4.1%
             196,800 Federated Department Stores, Inc.....    14,421,504
             443,100 Target Corp..........................    24,109,071
                                                           -------------
                                                              38,530,575
                                                           -------------

                     OIL, GAS & CONSUMABLE FUELS--0.9%
             171,100 Suncor Energy, Inc...................     8,096,452
                                                           -------------

                     PERSONAL PRODUCTS--1.9%
             227,800 The Estee Lauder Cos., Inc. (Class A)     8,913,814
             182,400 The Gillette Co......................     9,234,912
                                                           -------------
                                                              18,148,726
                                                           -------------

                     PHARMACEUTICALS--9.0%
             279,200 Eli Lilly & Co.......................    15,554,232
              59,900 Johnson & Johnson....................     3,893,500
             374,200 Novartis AG (ADR)....................    17,752,048
             542,800 Pfizer, Inc..........................    14,970,424
             369,200 Roche Holding AG (ADR)...............    23,372,206
             236,300 Sanofi-Aventis (ADR).................     9,685,937
                                                           -------------
                                                              85,228,347
                                                           -------------

                     SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT--8.3%
             716,600 Applied Materials, Inc...............    11,594,588
             910,400 Intel Corp...........................    23,725,024
             421,800 Marvell Technology Group, Ltd. (b)...    16,045,272
             347,400 Maxim Integrated Products, Inc.......    13,274,154
             481,400 Texas Instruments, Inc...............    13,512,898
                                                           -------------
                                                              78,151,936
                                                           -------------

                     SOFTWARE--8.1%
             614,100 Adobe Systems, Inc...................    17,575,542
             330,000 Electronic Arts, Inc. (b)............    18,681,300
             219,400 Mercury Interactive Corp. (b)........     8,416,184
             514,200 Microsoft Corp.......................    12,772,728
             200,200 NAVTEQ (b)...........................     7,443,436
             270,200 SAP AG (ADR).........................    11,699,660
                                                           -------------
                                                              76,588,850
                                                           -------------

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-137

METROPOLITAN SERIES FUND, INC.

 JENNISON GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                                VALUE
         SHARES                                                (NOTE 1)
      --------------------------------------------------------------------

                   SPECIALTY RETAIL--5.1%
           582,100 Chico's FAS, Inc. (b).................... $  19,954,388
           184,700 Lowe's Cos., Inc.........................    10,753,234
           312,500 PETsMART, Inc............................     9,484,375
           202,500 Williams-Sonoma, Inc. (b)................     8,012,925
                                                             -------------
                                                                48,204,922
                                                             -------------

                   TEXTILES, APPAREL & LUXURY GOODS--2.7%
           417,800 Coach, Inc. (b)..........................    14,025,546
           135,900 NIKE, Inc. (Class B).....................    11,768,940
                                                             -------------
                                                                25,794,486
                                                             -------------

                   WIRELESS TELECOMMUNICATION SERVICES--1.6%
           482,700 Nextel Communications, Inc. (Class A) (b)    15,596,037
                                                             -------------
                   Total Common Stocks
                    (Identified Cost $808,448,112)..........   930,693,196
                                                             -------------

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.


        SHORT TERM INVESTMENTS--1.6%
            FACE                                                VALUE
           AMOUNT                                              (NOTE 1)
        ------------------------------------------------------------------

                        COMMERCIAL PAPER--1.6%
        $ 15,293,000    General Electric Capital Corp.
                         3.250%, 07/01/05.................. $  15,293,000
                                                            -------------
                        Total Short Term Investments
                         (Identified Cost $15,293,000).....    15,293,000
                                                            -------------
                        Total Investments--100.0%
                         (Identified Cost $823,741,112) (a)   945,986,196
                        Other assets less liabilities......      (350,154)
                                                            -------------
                        TOTAL NET ASSETS--100%............. $ 945,636,042
                                                            =============

                                    MSF-138

METROPOLITAN SERIES FUND, INC.

 JENNISON GROWTH PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
JUNE 30, 2005 (UNAUDITED)

    ASSETS
      Investments at value........................             $945,986,196
      Cash........................................                      460
      Collateral for securities loaned............               40,335,013
      Receivable for:
       Securities sold............................                3,104,184
       Fund shares sold...........................                  776,905
       Dividends and interest.....................                  511,522
       Foreign taxes..............................                   44,970
                                                               ------------
        Total Assets..............................              990,759,250
    LIABILITIES
      Payable for:
       Fund shares redeemed....................... $   456,315
       Securities purchased.......................   3,602,329
       Withholding taxes..........................      26,024
       Return of collateral for securities
        loaned....................................  40,335,013
      Accrued expenses:
       Management fees............................     499,452
       Service and distribution fees..............      54,811
       Deferred directors fees....................       3,849
       Other expenses.............................     145,415
                                                   -----------
        Total Liabilities.........................               45,123,208
                                                               ------------
    NET ASSETS....................................             $945,636,042
                                                               ============
      Net assets consist of:
       Capital paid in............................             $843,862,408
       Undistributed net investment income........                  305,840
       Accumulated net realized losses............              (20,777,290)
       Unrealized appreciation (depreciation) on
        investments...............................              122,245,084
                                                               ------------
    NET ASSETS....................................             $945,636,042
                                                               ============
    Computation of offering price:
    CLASS A
    Net asset value and redemption price per
     share ($678,258,972 divided by
     62,207,145 shares outstanding)...............             $      10.90
                                                               ============
    CLASS B
    Net asset value and redemption price per
     share ($255,582,408 divided by
     23,497,150 shares outstanding)...............             $      10.88
                                                               ============
    CLASS E
    Net asset value and redemption price per
     share ($11,794,662 divided by
     1,082,419 shares outstanding)................             $      10.90
                                                               ============
    Identified cost of investments................             $823,741,112
                                                               ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)

    INVESTMENT INCOME
      Dividends...............................              $  3,358,929(a)
      Interest................................                   248,727(b)
                                                            ------------
                                                               3,607,656
    EXPENSES
      Management fees......................... $ 2,684,630
      Service and distribution fees--Class B..     318,129
      Service and distribution fees--Class E..       2,904
      Directors' fees and expenses............      10,279
      Custodian...............................      65,290
      Audit and tax services..................      10,167
      Legal...................................      14,289
      Printing................................     106,390
      Insurance...............................       8,322
      Miscellaneous...........................       6,100
                                               -----------
      Total expenses before reductions........   3,226,500
      Expense reductions......................     (59,242)    3,167,258
                                               -----------  ------------
    NET INVESTMENT INCOME.....................                   440,398
                                                            ------------
    REALIZED AND UNREALIZED GAIN (LOSS)
    Realized gain (loss) on:
      Investments--net........................  29,850,124
      Foreign currency transactions--net......      (1,172)   29,848,952
                                               -----------
    Unrealized appreciation (depreciation) on:
      Investments--net........................               (21,012,932)
                                                            ------------
    Net gain (loss)...........................                 8,836,020
                                                            ------------
    NET INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS..........................              $  9,276,418
                                                            ============

(a)NET OF FOREIGN TAXES OF $165,282.
(b)INCLUDES INCOME ON SECURITIES LOANED OF $61,940.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-139

METROPOLITAN SERIES FUND, INC.

 JENNISON GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                                      SIX MONTHS
                                                                        ENDED       YEAR ENDED
                                                                       JUNE 30,    DECEMBER 31,
                                                                         2005          2004
                                                                     ------------  ------------
FROM OPERATIONS
  Net investment income............................................. $    440,398  $  2,499,879
  Net realized gain.................................................   29,848,952    14,240,554
  Unrealized appreciation (depreciation)............................  (21,012,932)   53,934,942
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................    9,276,418    70,675,375
                                                                     ------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................   (2,574,179)     (336,147)
    Class B.........................................................            0       (34,259)
                                                                     ------------  ------------
  TOTAL DISTRIBUTIONS...............................................   (2,574,179)     (370,406)
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.  103,644,838   165,651,564
                                                                     ------------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................  110,347,077   235,956,533

NET ASSETS
  Beginning of the period...........................................  835,288,965   599,332,432
                                                                     ------------  ------------
  End of the period................................................. $945,636,042  $835,288,965
                                                                     ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $    305,840  $  2,439,621
                                                                     ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                    SIX MONTHS ENDED               YEAR ENDED
                                                                      JUNE 30, 2005             DECEMBER 31, 2004
                                                               --------------------------  --------------------------
                                                                  SHARES          $           SHARES          $
                                                               -----------  -------------  -----------  -------------
CLASS A
  Sales.......................................................  13,583,388  $ 142,559,229   16,250,418  $ 172,828,292
  Shares issued through acquisition...........................   4,750,559     48,020,246            0              0
  Reinvestments...............................................     253,864      2,574,179       32,795        336,147
  Redemptions.................................................  (2,630,557)   (27,797,950)  (4,310,178)   (43,634,960)
                                                               -----------  -------------  -----------  -------------
  Net increase (decrease).....................................  15,957,254  $ 165,355,704   11,973,035  $ 129,529,479
                                                               ===========  =============  ===========  =============
CLASS B
  Sales.......................................................   2,342,757  $  24,613,445   26,074,444  $ 260,495,604
  Shares issued through acquisition...........................     860,671      9,446,761            0              0
  Reinvestments...............................................           0              0        3,355         34,259
  Redemptions................................................. (10,136,346)  (106,008,799) (21,321,067)  (224,407,778)
                                                               -----------  -------------  -----------  -------------
  Net increase (decrease).....................................  (6,932,918) $ (71,948,593)   4,756,732  $  36,122,085
                                                               ===========  =============  ===========  =============
CLASS E
  Sales.......................................................      86,044  $     936,951            0  $           0
  Shares issued through acquisition...........................   1,035,812      9,729,050            0              0
  Redemptions.................................................     (39,437)      (428,274)           0              0
                                                               -----------  -------------  -----------  -------------
  Net increase (decrease).....................................   1,082,419  $  10,237,727            0  $           0
                                                               ===========  =============  ===========  =============
  Increase (decrease) derived from capital share transactions.  10,106,755  $ 103,644,838   16,729,767  $ 165,651,564
                                                               ===========  =============  ===========  =============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-140

METROPOLITAN SERIES FUND, INC.

 JENNISON GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS (UNAUDITED)

                                                                                                        CLASS A
                                                                                   --------------------------------
                                                                                   SIX MONTHS       YEAR ENDED
                                                                                     ENDED         DECEMBER 31,
                                                                                    JUNE 30,    ------------------
                                                                                      2005        2004      2003
                                                                                   ----------   --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD..............................................  $  10.92    $  10.01  $   7.71
                                                                                    --------    --------  --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................      0.00        0.03      0.02
  Net realized and unrealized gain (loss) on investments..........................      0.03        0.89      2.30
                                                                                    --------    --------  --------
  Total from investment operations................................................      0.03        0.92      2.32
                                                                                    --------    --------  --------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................     (0.05)      (0.01)    (0.02)
                                                                                    --------    --------  --------
  Total distributions.............................................................     (0.05)      (0.01)    (0.02)
                                                                                    --------    --------  --------
NET ASSET VALUE, END OF PERIOD....................................................  $  10.90    $  10.92  $  10.01
                                                                                    ========    ========  ========
TOTAL RETURN (%)..................................................................       0.3(b)      9.2      30.1
Ratio of operating expenses to average net assets before expense reductions (%)...      0.69(c)     0.71      0.73
Ratio of operating expenses to average net assets after expense reductions (%) (d)      0.68(c)     0.69      0.70
Ratio of net investment income to average net assets (%)..........................      0.19(c)     0.41      0.17
Portfolio turnover rate (%).......................................................        70(c)       68        68
Net assets, end of period (000)...................................................  $678,259    $504,940  $343,253

                                                                                   -------------

                                                                                    MAY 1, 2002(A)
                                                                                       THROUGH
                                                                                   DECEMBER 31,2002
                                                                                   ----------------
NET ASSET VALUE, BEGINNING OF PERIOD..............................................     $  10.00
                                                                                       --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................         0.02
  Net realized and unrealized gain (loss) on investments..........................        (2.31)
                                                                                       --------
  Total from investment operations................................................        (2.29)
                                                                                       --------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................         0.00
                                                                                       --------
  Total distributions.............................................................         0.00
                                                                                       --------
NET ASSET VALUE, END OF PERIOD....................................................     $   7.71
                                                                                       ========
TOTAL RETURN (%)..................................................................        (22.9)(b)
Ratio of operating expenses to average net assets before expense reductions (%)...         0.74 (c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)         0.68 (c)
Ratio of net investment income to average net assets (%)..........................         0.31 (c)
Portfolio turnover rate (%).......................................................           82
Net assets, end of period (000)...................................................     $283,320

                                                                                     CLASS B
                                                                 -------------------------------------------
                                                                  SIX MONTHS       YEAR ENDED     MAY 1, 2002(A)
                                                                    ENDED         DECEMBER 31,       THROUGH
                                                                   JUNE 30,    -----------------   DECEMBER 31,
                                                                     2005        2004     2003         2002
                                                                 ----------    -------- --------  --------------
NET ASSET VALUE, BEGINNING OF PERIOD............................  $  10.86     $   9.97 $   7.70     $ 10.00
                                                                  --------     -------- --------     -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income.........................................      0.00         0.04     0.00        0.00
  Net realized and unrealized gain (loss) on investments........      0.02         0.85     2.28       (2.30)
                                                                  --------     -------- --------     -------
  Total from investment operations..............................      0.02         0.89     2.28       (2.30)
                                                                  --------     -------- --------     -------
LESS DISTRIBUTIONS
  Distributions from net investment income......................      0.00         0.00    (0.01)       0.00
                                                                  --------     -------- --------     -------
  Total distributions...........................................      0.00         0.00    (0.01)       0.00
                                                                  --------     -------- --------     -------
NET ASSET VALUE, END OF PERIOD..................................  $  10.88     $  10.86 $   9.97     $  7.70
                                                                  ========     ======== ========     =======
TOTAL RETURN (%)................................................       0.2 (b)      8.9     29.7       (23.0)(b)
Ratio of operating expenses to average net assets before expense
 reductions (%).................................................      0.94 (c)     0.96     0.98        0.99 (c)
Ratio of operating expenses to average net assets after expense
 reductions (%) (d).............................................      0.93 (c)     0.94     0.95        0.93 (c)
Ratio of net investment income (loss) to average net assets (%).     (0.08)(c)     0.29    (0.11)       0.06 (c)
Portfolio turnover rate (%).....................................        70 (c)       68       68          82
Net assets, end of period (000).................................  $255,582     $330,349 $256,079     $57,259

                                                                      CLASS E
                                                                 -----------------
                                                                 APRIL 27, 2005(A)
                                                                      THROUGH
                                                                     JUNE 30,
                                                                       2005
                                                                 -----------------
NET ASSET VALUE, BEGINNING OF PERIOD............................      $ 10.16
                                                                      -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income.........................................         0.00
  Net realized and unrealized gain (loss) on investments........         0.74
                                                                      -------
  Total from investment operations..............................         0.74
                                                                      -------
LESS DISTRIBUTIONS
  Distributions from net investment income......................         0.00
                                                                      -------
  Total distributions...........................................         0.00
                                                                      -------
NET ASSET VALUE, END OF PERIOD..................................      $ 10.90
                                                                      =======
TOTAL RETURN (%)................................................          7.3(b)
Ratio of operating expenses to average net assets before expense
 reductions (%).................................................         0.85(c)
Ratio of operating expenses to average net assets after expense
 reductions (%) (d).............................................         0.81(c)
Ratio of net investment income (loss) to average net assets (%).         0.11(c)
Portfolio turnover rate (%).....................................           70
Net assets, end of period (000).................................      $11,795

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIODS LESS THAN ONE YEAR ARE NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.
(d)THE PORTFOLIO HAS ENTERED INTO ARRANGEMENTS WITH CERTAIN BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-141

METROPOLITAN SERIES FUND, INC.

 METLIFE STOCK INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS--97.9% OF TOTAL NET ASSETS

                                                              VALUE
        SHARES                                               (NOTE 1)
      -------------------------------------------------------------------

                  AEROSPACE & DEFENSE--2.2%
           86,730 General Dynamics Corp.................. $     9,500,404
           52,176 Goodrich Corp..........................       2,137,129
          369,223 Honeywell International, Inc...........      13,524,638
           51,366 L-3 Communications Holdings, Inc.......       3,933,608
          174,880 Lockheed Martin Corp...................      11,344,466
          155,422 Northrop Grumman Corp..................       8,587,065
          195,739 Raytheon Co............................       7,657,310
           77,115 Rockwell Collins, Inc..................       3,676,843
          357,665 The Boeing Co..........................      23,605,890
          443,073 United Technologies Corp...............      22,751,799
                                                          ---------------
                                                              106,719,152
                                                          ---------------

                  AIR FREIGHT & LOGISTICS--0.9%
          130,749 FedEx Corp.............................      10,591,976
           27,846 Ryder System, Inc. (c).................       1,019,164
          482,147 United Parcel Service, Inc. (Class B)..      33,345,287
                                                          ---------------
                                                               44,956,427
                                                          ---------------

                  AIRLINES--0.1%
           62,175 Delta Air Lines, Inc. (b) (c)..........         233,778
          319,289 Southwest Airlines Co..................       4,447,696
                                                          ---------------
                                                                4,681,474
                                                          ---------------

                  AUTO COMPONENTS--0.2%
           27,685 Cooper Tire & Rubber Co. (c)...........         514,110
           65,036 Dana Corp..............................         976,190
          242,904 Delphi Corp. (c).......................       1,129,504
           83,121 Johnson Controls, Inc..................       4,682,206
           76,155 The Goodyear Tire & Rubber Co. (b) (c).       1,134,710
           55,696 Visteon Corp. (c)......................         335,847
                                                          ---------------
                                                                8,772,567
                                                          ---------------

                  AUTOMOBILES--0.5%
          796,573 Ford Motor Co. (c).....................       8,156,907
          244,759 General Motors Corp. (c)...............       8,321,806
          123,213 Harley-Davidson, Inc. (c)..............       6,111,365
                                                          ---------------
                                                               22,590,078
                                                          ---------------

                  BEVERAGES--2.2%
          336,041 Anheuser-Busch Cos., Inc...............      15,373,876
           39,014 Brown-Forman Corp. (Class B)...........       2,358,786
          152,720 Coca-Cola Enterprises, Inc.............       3,361,367
           33,976 Molson Coors Brewing Co. (c)...........       2,106,512
          724,811 PepsiCo, Inc...........................      39,089,057
          979,644 The Coca-Cola Co.......................      40,900,137
           84,824 The Pepsi Bottling Group, Inc..........       2,426,815
                                                          ---------------
                                                              105,616,550
                                                          ---------------

                  BIOTECHNOLOGY--1.2%
          535,628 Amgen, Inc. (b)........................      32,384,069
           85,415 Applera Corp.--Applied Biosystems Group       1,680,113
          149,168 Biogen Idec, Inc. (b)..................       5,138,838
           64,100 Chiron Corp. (b).......................       2,236,449

                                                               VALUE
       SHARES                                                 (NOTE 1)
     ---------------------------------------------------------------------

                 BIOTECHNOLOGY--(CONTINUED)
         109,197 Genzyme Corp. (b) (c).................... $     6,561,648
         195,561 Gilead Sciences, Inc. (b)................       8,602,728
         107,242 MedImmune, Inc. (b)......................       2,865,506
                                                           ---------------
                                                                59,469,351
                                                           ---------------

                 BUILDING PRODUCTS--0.2%
          77,338 American Standard Cos., Inc. (b).........       3,242,009
         187,721 Masco Corp...............................       5,962,019
                                                           ---------------
                                                                 9,204,028
                                                           ---------------

                 CAPITAL MARKETS--2.7%
         159,496 E*TRADE Financial Corp. (b)..............       2,231,349
          41,059 Federated Investors, Inc. (Class B) (c)..       1,232,181
          85,772 Franklin Resources, Inc..................       6,602,728
          98,197 Janus Capital Group, Inc. (c)............       1,476,883
         119,721 Lehman Brothers Holdings, Inc............      11,885,901
         183,178 Mellon Financial Corp....................       5,255,377
         409,183 Merrill Lynch & Co., Inc.................      22,509,157
         474,216 Morgan Stanley...........................      24,882,113
          88,010 Northern Trust Corp......................       4,012,376
         143,260 State Street Corp........................       6,912,295
          53,543 T. Rowe Price Group, Inc.................       3,351,792
         336,933 The Bank of New York Co., Inc............       9,696,932
          49,202 The Bear Stearns Cos., Inc...............       5,114,056
         493,202 The Charles Schwab Corp. (c).............       5,563,318
         191,263 The Goldman Sachs Group, Inc.............      19,512,651
                                                           ---------------
                                                               130,239,109
                                                           ---------------

                 CHEMICALS--1.6%
          99,239 Air Products & Chemicals, Inc............       5,984,112
         431,146 E. I. du Pont de Nemours & Co............      18,543,589
          34,779 Eastman Chemical Co......................       1,918,062
          95,064 Ecolab, Inc..............................       3,076,271
          52,210 Engelhard Corp...........................       1,490,595
          22,534 Great Lakes Chemical Corp. (c)...........         709,145
          48,889 Hercules, Inc. (b).......................         691,779
          38,294 International Flavours & Fragrances, Inc.       1,387,009
         116,077 Monsanto Co..............................       7,297,761
          74,302 PPG Industries, Inc......................       4,663,194
         140,015 Praxair, Inc.............................       6,524,699
          83,527 Rohm & Haas Co...........................       3,870,641
          29,807 Sigma-Aldrich Corp. (c)..................       1,670,384
         416,067 The Dow Chemical Co......................      18,527,464
                                                           ---------------
                                                                76,354,705
                                                           ---------------

                 COMMERCIAL BANKS--5.7%
         152,776 AmSouth Bancorp..........................       3,972,176
       1,740,687 Bank of America Corp.....................      79,392,734
         236,482 BB&T Corp................................       9,452,185
          73,064 Comerica, Inc............................       4,223,099
          53,642 Compass Bancshares, Inc. (c).............       2,413,890
         225,823 Fifth Third Bancorp. (c).................       9,306,166
          53,729 First Horizon National Corp. (c).........       2,267,364
         100,545 Huntington Bancshares, Inc...............       2,427,156

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-142

METROPOLITAN SERIES FUND, INC.

 METLIFE STOCK INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                                 VALUE
     SHARES                                                     (NOTE 1)
   -------------------------------------------------------------------------

               COMMERCIAL BANKS--(CONTINUED)
       176,454 KeyCorp...................................... $     5,849,450
        42,314 M&T Bank Corp. (c)...........................       4,449,740
        92,164 Marshall & Ilsley Corp. (c)..................       4,096,690
       257,205 National City Corp. (c)......................       8,775,835
       206,721 North Fork Bancorp, Inc......................       5,806,793
       122,719 PNC Financial Services Group, Inc............       6,683,277
       200,798 Regions Financial Corp.......................       6,803,036
       147,071 SunTrust Banks, Inc..........................      10,624,409
       134,657 Synovus Financial Corp. (c)..................       3,860,616
       793,284 U.S. Bancorp.................................      23,163,893
       682,338 Wachovia Corp................................      33,843,965
       730,343 Wells Fargo & Co.............................      44,974,522
        38,821 Zions Bancorp................................       2,854,508
                                                             ---------------
                                                                 275,241,504
                                                             ---------------

               COMMERCIAL SERVICES & SUPPLIES--0.7%
       117,231 Allied Waste Industries, Inc. (b) (c)........         929,642
        43,987 Avery Dennison Corp. (c).....................       2,329,552
       455,156 Cendant Corp.................................      10,181,840
        64,804 Cintas Corp..................................       2,501,434
        56,189 Equifax, Inc. (c)............................       2,006,509
        52,323 Monster Worldwide, Inc. (b) (c)..............       1,500,624
        99,564 Pitney Bowes, Inc............................       4,336,012
        92,324 R.R. Donnelley & Sons Co.....................       3,186,101
        69,026 Robert Half International, Inc. (c)..........       1,723,579
       245,873 Waste Management, Inc........................       6,968,041
                                                             ---------------
                                                                  35,663,334
                                                             ---------------

               COMMUNICATIONS EQUIPMENT--2.5%
        50,211 ADC Telecommunications, Inc. (c).............       1,093,093
        70,312 Andrew Corp. (b) (c).........................         897,181
       206,482 Avaya, Inc. (b) (c)..........................       1,717,930
       249,543 CIENA Corp. (b) (c)..........................         521,545
     2,766,124 Cisco Systems, Inc. (b)......................      52,860,630
        86,687 Comverse Technology, Inc. (b) (c)............       2,050,148
       627,289 Corning, Inc. (b)............................      10,425,543
       626,807 JDS Uniphase Corp. (b) (c)...................         952,747
     1,917,537 Lucent Technologies, Inc. (b) (c)............       5,580,033
     1,061,415 Motorola, Inc................................      19,381,438
       707,079 QUALCOMM, Inc................................      23,340,678
        65,960 Scientific-Atlanta, Inc......................       2,194,489
       194,032 Tellabs, Inc. (b)............................       1,688,078
                                                             ---------------
                                                                 122,703,533
                                                             ---------------

               COMPUTERS & PERIPHERALS--3.4%
       356,629 Apple Computer, Inc. (b).....................      13,127,513
     1,047,935 Dell, Inc. (b)...............................      41,403,912
     1,040,009 EMC Corp. (b)................................      14,258,523
       128,552 Gateway, Inc. (b) (c)........................         424,222
     1,249,309 Hewlett-Packard Co...........................      29,371,255
       698,306 International Business Machines Corp.........      51,814,305
        54,808 Lexmark International, Inc. (Class A) (b) (c)       3,553,203
        80,854 NCR Corp. (b) (c)............................       2,839,592
       158,480 Network Appliance, Inc. (b)..................       4,480,230

                                                             VALUE
          SHARES                                            (NOTE 1)
        ----------------------------------------------------------------

                    COMPUTERS & PERIPHERALS--(CONTINUED)
             39,343 QLogic Corp. (b).................... $     1,214,518
          1,474,252 Sun Microsystems, Inc. (b)..........       5,498,960
                                                         ---------------
                                                             167,986,233
                                                         ---------------

                    CONSTRUCTION & ENGINEERING--0.0%
             37,477 Fluor Corp..........................       2,158,300
                                                         ---------------

                    CONSTRUCTION MATERIALS--0.1%
             44,201 Vulcan Materials Co.................       2,872,623
                                                         ---------------

                    CONSUMER FINANCE--1.3%
            506,916 American Express Co.................      26,983,139
            109,124 Capital One Financial Corp..........       8,731,011
            548,691 MBNA Corp...........................      14,353,756
            127,357 Providian Financial Corp. (b) (c)...       2,245,304
            181,591 SLM Corp............................       9,224,823
                                                         ---------------
                                                              61,538,033
                                                         ---------------

                    CONTAINERS & PACKAGING--0.2%
             47,682 Ball Corp...........................       1,714,645
             46,382 Bemis Co., Inc. (c).................       1,230,978
             64,592 Pactiv Corp. (b)....................       1,393,895
             36,231 Sealed Air Corp. (b)................       1,803,942
             53,881 Temple-Inland, Inc..................       2,001,679
                                                         ---------------
                                                               8,145,139
                                                         ---------------

                    DISTRIBUTORS--0.1%
             75,509 Genuine Parts Co....................       3,102,665
                                                         ---------------

                    DIVERSIFIED CONSUMER SERVICES--0.2%
             70,758 Apollo Group, Inc. (Class A) (b) (c)       5,534,691
             71,529 H&R Block, Inc. (c).................       4,173,717
                                                         ---------------
                                                               9,708,408
                                                         ---------------

                    DIVERSIFIED FINANCIAL SERVICES--3.5%
             91,104 CIT Group, Inc......................       3,914,739
          2,251,697 Citigroup, Inc......................     104,095,952
          1,523,027 JPMorgan Chase & Co.................      53,793,314
            119,543 Moody's Corp........................       5,374,653
            127,156 Principal Financial Group, Inc. (c).       5,327,836
                                                         ---------------
                                                             172,506,494
                                                         ---------------

                    DIVERSIFIED TELECOMMUNICATION SERVICES--2.8%
            141,566 ALLTEL Corp.........................       8,816,731
            346,787 AT&T Corp...........................       6,602,824
            792,533 BellSouth Corp......................      21,057,602
             56,826 CenturyTel, Inc. (c)................       1,967,884
            147,421 Citizens Communications Co..........       1,981,338
            723,769 Qwest Communications International,
                     Inc. (b) (c).......................       2,685,183
          1,429,712 SBC Communications, Inc.............      33,955,660
            640,486 Sprint Corp.........................      16,069,794
          1,197,733 Verizon Communications, Inc.........      41,381,675
                                                         ---------------
                                                             134,518,691
                                                         ---------------

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-143

METROPOLITAN SERIES FUND, INC.

 METLIFE STOCK INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                             VALUE
         SHARES                                             (NOTE 1)
       -----------------------------------------------------------------

                   ELECTRIC UTILITIES--2.1%
            70,352 Allegheny Energy, Inc. (b) (c)....... $     1,774,277
            87,999 Ameren Corp. (c).....................       4,866,345
           166,218 American Electric Power Co., Inc. (c)       6,128,458
           125,738 CenterPoint Energy, Inc. (c).........       1,660,999
            85,844 Cinergy Corp.........................       3,847,528
           105,225 Consolidated Edison, Inc. (c)........       4,928,739
            75,390 DTE Energy Co. (c)...................       3,525,990
           141,023 Edison International (c).............       5,718,483
            91,761 Entergy Corp.........................       6,932,544
           289,628 Exelon Corp. (c).....................      14,866,605
           142,765 FirstEnergy Corp.....................       6,868,424
           169,654 FPL Group, Inc.......................       7,135,647
           160,188 PG&E Corp. (c).......................       6,013,458
            42,570 Pinnacle West Capital Corp...........       1,892,236
            82,133 PPL Corp.............................       4,877,058
           107,638 Progress Energy, Inc. (c)............       4,869,543
            89,588 TECO Energy, Inc. (c)................       1,694,109
           322,169 The Southern Co. (c).................      11,169,599
           174,112 Xcel Energy, Inc. (c)................       3,398,666
                                                         ---------------
                                                             102,168,708
                                                         ---------------

                   ELECTRICAL EQUIPMENT--0.4%
            78,489 American Power Conversion Corp.......       1,851,555
            40,189 Cooper Industries, Ltd. (Class A)....       2,568,077
           180,363 Emerson Electric Co..................      11,296,135
            75,645 Rockwell Automation, Inc.............       3,684,668
                                                         ---------------
                                                              19,400,435
                                                         ---------------

                   ELECTRONIC EQUIPMENT & INSTRUMENTS--0.3%
           187,156 Agilent Technologies, Inc. (b).......       4,308,331
            79,688 Jabil Circuit, Inc. (b)..............       2,448,812
            72,733 Molex, Inc. (c)......................       1,893,967
           227,480 Sanmina-SCI Corp. (b) (c)............       1,244,316
           420,807 Solectron Corp. (b) (c)..............       1,594,859
           105,081 Symbol Technologies, Inc. (c)........       1,037,150
            38,309 Tektronix, Inc.......................         891,450
                                                         ---------------
                                                              13,418,885
                                                         ---------------

                   ENERGY EQUIPMENT & SERVICES--1.3%
           146,645 Baker Hughes, Inc....................       7,502,358
            70,083 BJ Services Co.......................       3,677,956
            94,696 CMS Energy Corp. (b) (c).............       1,426,122
           218,905 Halliburton Co.......................      10,468,037
            64,382 Nabors Industries, Ltd. (b)..........       3,902,837
            74,472 National-Oilwell Varco, Inc. (b).....       3,540,399
            58,801 Noble Corp. (b) (c)..................       3,616,850
            46,865 Rowan Cos., Inc. (b) (c).............       1,392,359
           255,017 Schlumberger, Ltd....................      19,365,991
           141,150 Transocean, Inc. (b).................       7,617,865
                                                         ---------------
                                                              62,510,774
                                                         ---------------

                   FOOD & STAPLES RETAILING--2.8%
           159,428 Albertson's, Inc. (c)................       3,296,971
           206,750 Costco Wholesale Corp. (c)...........       9,266,535

                                                               VALUE
       SHARES                                                 (NOTE 1)
     ---------------------------------------------------------------------

                 FOOD & STAPLES RETAILING--(CONTINUED)
         350,622 CVS Corp................................. $    10,192,581
         193,997 Safeway, Inc. (b)........................       4,382,392
          58,903 Supervalu, Inc...........................       1,920,827
         274,005 Sysco Corp. (c)..........................       9,916,241
         315,439 The Kroger Co. (b).......................       6,002,804
       1,448,109 Wal-Mart Stores, Inc.....................      69,798,854
         442,531 Walgreen Co. (c).........................      20,352,001
                                                           ---------------
                                                               135,129,206
                                                           ---------------

                 FOOD PRODUCTS--1.1%
         269,986 Archer-Daniels-Midland Co................       5,772,301
         140,540 Campbell Soup Co.........................       4,324,416
         224,164 ConAgra Foods, Inc.......................       5,191,638
         160,019 General Mills, Inc.......................       7,487,289
         151,519 H.J. Heinz Co............................       5,366,803
         151,331 Kellogg Co...............................       6,725,150
          58,526 McCormick & Co., Inc.....................       1,912,630
         340,770 Sara Lee Corp............................       6,750,654
          94,114 The Hershey Co...........................       5,844,479
          84,759 Wm. Wrigley Jr., Co......................       5,834,809
                                                           ---------------
                                                                55,210,169
                                                           ---------------

                 GAS UTILITIES--0.2%
          74,857 KeySpan Corp. (c)........................       3,046,680
          19,104 Nicor, Inc. (c)..........................         786,512
         117,665 NiSource, Inc............................       2,909,855
          16,456 Peoples Energy Corp. (c).................         715,178
                                                           ---------------
                                                                 7,458,225
                                                           ---------------

                 HEALTH CARE EQUIPMENT & SUPPLIES--2.1%
          23,176 Bausch & Lomb, Inc. (c)..................       1,923,608
         268,675 Baxter International, Inc................       9,967,843
         109,299 Becton, Dickinson & Co...................       5,734,919
         109,016 Biomet, Inc..............................       3,776,314
         324,556 Boston Scientific Corp. (b)..............       8,763,012
          45,497 C.R. Bard, Inc...........................       3,026,005
          51,991 Fisher Scientific International, Inc. (b)       3,374,216
         140,671 Guidant Corp.............................       9,467,158
          68,424 Hospira, Inc. (b)........................       2,668,536
         523,526 Medtronic, Inc...........................      27,113,412
          21,619 Millipore Corp. (b) (c)..................       1,226,446
          56,119 PerkinElmer, Inc.........................       1,060,649
         156,820 St. Jude Medical, Inc. (b)...............       6,838,920
         162,275 Stryker Corp.............................       7,717,799
          69,770 Thermo Electron Corp. (b) (c)............       1,874,720
          50,814 Waters Corp. (b) (c).....................       1,888,756
         106,894 Zimmer Holdings, Inc. (b)................       8,142,116
                                                           ---------------
                                                               104,564,429
                                                           ---------------

                 HEALTH CARE PROVIDERS & SERVICES--2.7%
         125,716 Aetna, Inc...............................      10,411,799
          45,623 AmerisourceBergen Corp. (c)..............       3,154,830
         185,367 Cardinal Health, Inc. (c)................      10,673,432
         196,347 Caremark Rx, Inc. (b)....................       8,741,368

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-144

METROPOLITAN SERIES FUND, INC.

 METLIFE STOCK INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                               VALUE
       SHARES                                                 (NOTE 1)
     ---------------------------------------------------------------------

                 HEALTH CARE PROVIDERS & SERVICES--(CONTINUED)
          56,653 CIGNA Corp............................... $     6,063,571
          64,216 Express Scripts, Inc. (b) (c)............       3,209,516
         181,406 HCA, Inc.................................      10,280,278
         106,714 Health Management Associates, Inc.
                  (Class A) (c)...........................       2,793,772
          70,050 Humana, Inc. (b).........................       2,783,787
          98,077 IMS Health, Inc. (c).....................       2,429,367
          58,266 Laboratory Corp. of America Holdings (b).       2,907,473
          37,393 Manor Care, Inc..........................       1,485,624
         127,773 McKesson Corp............................       5,722,953
         119,960 Medco Health Solutions, Inc. (b) (c).....       6,401,066
          78,822 Quest Diagnostics, Inc. (c)..............       4,198,848
         202,812 Tenet Healthcare Corp. (b)...............       2,482,419
         548,042 UnitedHealth Group, Inc..................      28,574,910
         265,165 WellPoint, Inc. (b)......................      18,466,091
                                                           ---------------
                                                               130,781,104
                                                           ---------------

                 HOTELS, RESTAURANTS & LEISURE--1.5%
         228,093 Carnival Corp. (c).......................      12,442,473
          63,064 Darden Restaurants, Inc..................       2,079,851
          78,616 Harrah's Entertainment, Inc..............       5,665,855
         165,282 Hilton Hotels Corp.......................       3,941,976
         148,797 International Game Technology (c)........       4,188,636
          85,910 Marriott International, Inc. (Class A)...       5,860,780
         548,612 McDonald's Corp..........................      15,223,983
         168,715 Starbucks Corp. (b)......................       8,715,817
          93,544 Starwood Hotels & Resorts Worldwide, Inc.
                  (Class B)...............................       5,478,872
          49,750 Wendy's International, Inc...............       2,370,587
         125,413 Yum! Brands, Inc.........................       6,531,509
                                                           ---------------
                                                                72,500,339
                                                           ---------------

                 HOUSEHOLD DURABLES--0.6%
          55,371 Centex Corp. (c).........................       3,913,069
          62,955 Fortune Brands, Inc......................       5,590,404
          36,058 KB HOME (c)..............................       2,748,701
          82,079 Leggett & Platt, Inc.....................       2,181,660
          34,496 Maytag Corp. (c).........................         540,207
         119,160 Newell Rubbermaid, Inc. (c)..............       2,840,774
          51,355 Pulte Homes, Inc. (c)....................       4,326,659
          25,015 Snap-On, Inc. (c)........................         858,015
          34,636 The Black & Decker Corp..................       3,112,045
          32,610 The Stanley Works (c)....................       1,485,059
          28,955 Whirlpool Corp. (c)......................       2,030,035
                                                           ---------------
                                                                29,626,628
                                                           ---------------

                 HOUSEHOLD PRODUCTS--1.7%
         226,451 Colgate-Palmolive Co.....................      11,302,169
         207,077 Kimberly-Clark Corp......................      12,960,950
          66,722 The Clorox Co............................       3,717,750
       1,071,080 The Procter & Gamble Co..................      56,499,470
                                                           ---------------
                                                                84,480,339
                                                           ---------------

                                                                VALUE
      SHARES                                                   (NOTE 1)
    -----------------------------------------------------------------------

                IT SERVICES--1.0%
         54,736 Affiliated Computer Services, Inc.
                 (Class A) (b) (c)......................... $     2,797,010
        252,493 Automatic Data Processing, Inc.............      10,597,131
         79,684 Computer Sciences Corp. (b) (c)............       3,482,191
         61,560 Convergys Corp. (b)........................         875,383
        224,589 Electronic Data Systems Corp. (c)..........       4,323,338
        337,024 First Data Corp............................      13,528,143
         82,797 Fiserv, Inc. (b)...........................       3,556,131
        153,982 Paychex, Inc. (c)..........................       5,010,574
         56,750 Sabre Holdings Corp. (Class A).............       1,132,163
        125,629 SunGard Data Systems, Inc. (b) (c).........       4,418,372
        146,662 Unisys Corp. (b)...........................         928,371
                                                            ---------------
                                                                 50,648,807
                                                            ---------------

                INDEPENDENT POWER PRODUCERS & ENERGY TRADERS--0.5%
         76,841 Constellation Energy Group, Inc............       4,432,957
        401,116 Duke Energy Co. (c)........................      11,925,179
        103,742 TXU Corp...................................       8,619,923
                                                            ---------------
                                                                 24,978,059
                                                            ---------------

                INDUSTRIAL CONGLOMERATES--4.4%
        333,099 3M Co......................................      24,083,058
      4,590,640 General Electric Co........................     159,065,676
         58,414 Textron, Inc...............................       4,430,702
        874,133 Tyco International, Ltd....................      25,524,683
                                                            ---------------
                                                                213,104,119
                                                            ---------------

                INSURANCE--4.3%
        124,424 ACE, Ltd...................................       5,580,416
        217,153 AFLAC, Inc.................................       9,398,382
         46,873 Ambac Financial Group, Inc.................       3,269,861
      1,123,173 American International Group, Inc..........      65,256,351
        137,562 Aon Corp. (c)..............................       3,444,553
         72,137 Cincinnati Financial Corp. (c).............       2,853,740
         58,839 Jefferson-Pilot Corp.......................       2,966,662
         75,184 Lincoln National Corp. (c).................       3,527,633
         69,104 Loews Corp.................................       5,355,560
        230,651 Marsh & McLennan Cos., Inc.................       6,389,033
         58,610 MBIA, Inc. (c).............................       3,476,159
        317,410 MetLife, Inc...............................      14,264,405
        225,941 Prudential Financial, Inc..................      14,835,286
         55,177 Safeco Corp. (c)...........................       2,998,318
        289,242 The Allstate Corp..........................      17,282,210
         84,552 The Chubb Corp.............................       7,238,497
        128,391 The Hartford Financial Services Group, Inc.       9,601,079
         86,046 The Progressive Corp. (c)..................       8,502,205
        291,635 The St. Paul Travelers Cos., Inc...........      11,528,332
         45,072 Torchmark, Inc. (c)........................       2,352,758
        128,899 UnumProvident Corp. (c)....................       2,361,430
         60,648 XL Capital, Ltd. (Class A).................       4,513,424
                                                            ---------------
                                                                206,996,294
                                                            ---------------

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-145

METROPOLITAN SERIES FUND, INC.

 METLIFE STOCK INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                              VALUE
        SHARES                                               (NOTE 1)
      -------------------------------------------------------------------

                  INTERNET & CATALOG RETAIL--0.4%
          525,812 eBay, Inc. (b)......................... $    17,357,054
                                                          ---------------

                  INTERNET SOFTWARE & SERVICES--0.4%
          568,172 Yahoo!, Inc. (b).......................      19,687,160
                                                          ---------------

                  INVESTMENT COMPANY--1.1%
          433,200 SPDR Trust Series 1 (c)................      51,628,776
                                                          ---------------

                  LEISURE EQUIPMENT & PRODUCTS--0.2%
           42,009 Brunswick Corp.........................       1,819,830
          124,270 Eastman Kodak Co. (c)..................       3,336,649
           72,547 Hasbro, Inc............................       1,508,252
          178,170 Mattel, Inc............................       3,260,511
                                                          ---------------
                                                                9,925,242
                                                          ---------------

                  MACHINERY--1.3%
          147,899 Caterpillar, Inc.......................      14,096,254
           18,868 Cummins, Inc. (c)......................       1,407,741
          119,112 Danaher Corp...........................       6,234,322
          106,697 Deere & Co.............................       6,987,586
           88,181 Dover Corp.............................       3,208,025
           65,229 Eaton Corp.............................       3,907,217
          118,154 Illinois Tool Works, Inc...............       9,414,511
           72,959 Ingersoll-Rand Co., Ltd. (Class A).....       5,205,625
           39,947 ITT Industries, Inc....................       3,900,026
           28,505 Navistar International Corp. (b).......         912,160
           75,247 PACCAR, Inc............................       5,116,796
           53,841 Pall Corp..............................       1,634,613
           52,022 Parker Hannifin Corp...................       3,225,884
                                                          ---------------
                                                               65,250,760
                                                          ---------------

                  MEDIA--3.5%
          220,711 Clear Channel Communications, Inc. (c).       6,826,591
          954,610 Comcast Corp. (Class A) (b)............      29,306,527
           30,699 Dow Jones & Co., Inc. (c)..............       1,088,280
          107,506 Gannett Co., Inc. (c)..................       7,646,902
           32,201 Knight-Ridder, Inc. (c)................       1,975,209
           19,456 Meredith Corp..........................         954,511
           62,995 New York Times Co. (Class A) (c).......       1,962,294
        1,248,414 News Corp. (Class A)...................      20,199,339
           79,372 Omnicom Group, Inc.....................       6,338,648
          183,042 The Interpublic Group of Cos., Inc. (b)       2,229,452
          162,141 The McGraw-Hill Cos., Inc..............       7,174,739
          883,554 The Walt Disney Co.....................      22,247,890
        2,028,145 Time Warner, Inc. (b)..................      33,890,303
          128,996 Tribune Co.............................       4,538,079
          125,822 Univision Communications, Inc.
                   (Class A) (b) (c).....................       3,466,396
          697,861 Viacom, Inc. (Class B).................      22,345,509
                                                          ---------------
                                                              172,190,669
                                                          ---------------

                  METALS & MINING--0.6%
          377,494 Alcoa, Inc.............................       9,863,918
           38,853 Allegheny Technologies, Inc. (c).......         857,097

                                                             VALUE
         SHARES                                             (NOTE 1)
       -----------------------------------------------------------------

                   METALS & MINING--(CONTINUED)
            77,772 Freeport-McMoRan Copper & Gold, Inc.
                    (Class B) (c)....................... $     2,911,784
           193,017 Newmont Mining Corp..................       7,533,454
            69,339 Nucor Corp. (c)......................       3,163,245
            41,934 Phelps Dodge Corp. (c)...............       3,878,895
            49,424 United States Steel Corp. (c)........       1,698,703
                                                         ---------------
                                                              29,907,096
                                                         ---------------

                   MULTI-UTILITIES--0.6%
           232,873 Calpine Corp. (b) (c)................         791,768
           147,381 Dominion Resources, Inc..............      10,816,292
           143,690 Dynegy, Inc. (Class A) (b) (c).......         698,333
           103,329 Public Service Enterprise Group, Inc.       6,284,470
           103,563 Sempra Energy........................       4,278,187
           282,718 The AES Corp. (b)....................       4,630,921
                                                         ---------------
                                                              27,499,971
                                                         ---------------

                   MULTILINE RETAIL--1.3%
            49,208 Big Lots, Inc. (b) (c)...............         651,514
            30,992 Dillard's, Inc. (Class A) (c)........         725,833
           130,603 Dollar General Corp. (c).............       2,659,077
            72,175 Family Dollar Stores, Inc. (c).......       1,883,767
            73,767 Federated Department Stores, Inc.....       5,405,646
           113,963 J.C. Penney Co., Inc.................       5,992,174
           141,204 Kohl's Corp. (b).....................       7,894,716
           129,610 May Department Stores Co.............       5,205,138
            53,197 Nordstrom, Inc.......................       3,615,800
            44,255 Sears Holdings Corp. (b).............       6,632,497
           382,356 Target Corp..........................      20,803,990
                                                         ---------------
                                                              61,470,152
                                                         ---------------

                   OFFICE ELECTRONICS--0.1%
           414,738 Xerox Corp. (b)......................       5,719,237
                                                         ---------------

                   OIL, GAS & CONSUMABLE FUELS--7.3%
            37,162 Amerada Hess Corp....................       3,958,124
           102,025 Anadarko Petroleum Corp..............       8,381,354
           142,053 Apache Corp..........................       9,176,624
            29,018 Ashland, Inc. (b)....................       2,085,524
           166,852 Burlington Resources, Inc............       9,216,904
           908,189 Chevron Corp.........................      50,785,929
           602,640 ConocoPhillips.......................      34,645,773
           205,050 Devon Energy Corp....................      10,391,934
           278,988 El Paso Corp. (c)....................       3,213,942
           103,556 EOG Resources, Inc...................       5,881,981
         2,755,329 Exxon Mobil Corp.....................     158,348,758
            50,423 Kerr-McGee Corp......................       3,847,779
            46,970 Kinder Morgan, Inc. (c)..............       3,907,904
           150,567 Marathon Oil Corp....................       8,035,761
           172,379 Occidental Petroleum Corp............      13,261,116
            29,796 Sunoco, Inc. (c).....................       3,387,209
           247,076 The Williams Cos., Inc. (c)..........       4,694,444
           117,638 Unocal Corp. (c).....................       7,652,352

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-146

METROPOLITAN SERIES FUND, INC.

 METLIFE STOCK INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                        VALUE
              SHARES                                   (NOTE 1)
            -------------------------------------------------------

                        OIL, GAS & CONSUMABLE FUELS--(CONTINUED)
                111,124 Valero Energy Corp......... $     8,791,020
                156,227 XTO Energy, Inc. (c).......       5,310,156
                                                    ---------------
                                                        354,974,588
                                                    ---------------

                        PAPER & FOREST PRODUCTS--0.4%
                112,596 Georgia-Pacific Corp.......       3,580,553
                212,302 International Paper Co.....       6,413,643
                 47,981 Louisiana-Pacific Corp. (c)       1,179,373
                 80,682 MeadWestvaco Corp..........       2,262,323
                105,998 Weyerhaeuser Co............       6,746,773
                                                    ---------------
                                                         20,182,665
                                                    ---------------

                 PERSONAL PRODUCTS--0.6%
          36,991 Alberto-Culver Co. (Class B)................   1,602,820
         204,306 Avon Products, Inc..........................   7,732,982
         431,805 The Gillette Co.............................  21,862,287
                                                              -----------
                                                               31,198,089
                                                              -----------

                 PHARMACEUTICALS--6.9%
         671,191 Abbott Laboratories.........................  32,895,071
          56,456 Allergan, Inc...............................   4,812,309
         845,875 Bristol-Myers Squibb Co.....................  21,129,958
         490,445 Eli Lilly & Co..............................  27,322,691
         147,365 Forest Laboratories, Inc. (b) (c)...........   5,725,130
       1,287,062 Johnson & Johnson...........................  83,659,030
         104,630 King Pharmaceuticals, Inc. (b)..............   1,090,245
         953,597 Merck & Co., Inc............................  29,370,788
         116,581 Mylan Laboratories, Inc. (c)................   2,243,018
       3,218,296 Pfizer, Inc.................................  88,760,604
         638,470 Schering-Plough Corp. (c)...................  12,169,238
          47,685 Watson Pharmaceuticals, Inc. (b) (c)........   1,409,569
         579,345 Wyeth.......................................  25,780,852
                                                              -----------
                                                              336,368,503
                                                              -----------

                 REAL ESTATE--0.6%
          41,244 Apartment Investment & Management Co. (REIT)
                  (Class A)..................................   1,687,704
          86,067 Archstone-Smith Trust (REIT)................   3,323,908
         176,405 Equity Office Properties Trust (REIT).......   5,839,005
         124,058 Equity Residential (REIT)...................   4,567,816
          79,620 Plum Creek Timber Co., Inc. (REIT) (c)......   2,890,206
          80,796 ProLogis (REIT).............................   3,251,231
          95,081 Simon Property Group, Inc. (REIT)...........   6,892,422
                                                              -----------
                                                               28,452,292
                                                              -----------

                 ROAD & RAIL--0.5%
         162,985 Burlington Northern Santa Fe Corp...........   7,673,334
          93,736 CSX Corp....................................   3,998,778
         174,985 Norfolk Southern Corp.......................   5,417,535
         113,830 Union Pacific Corp..........................   7,376,184
                                                              -----------
                                                               24,465,831
                                                              -----------

                                                                  VALUE
    SHARES                                                       (NOTE 1)
  ---------------------------------------------------------------------------

              SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT--3.1%
      170,946 Advanced Micro Devices, Inc. (b) (c)........... $     2,964,204
      160,837 Altera Corp. (b)...............................       3,187,789
      160,151 Analog Devices, Inc............................       5,975,234
      711,563 Applied Materials, Inc.........................      11,513,089
      132,673 Applied Micro Circuits Corp. (b)...............         339,643
      126,673 Broadcom Corp. (Class A) (b) (c)...............       4,498,158
      173,913 Freescale Semiconductor, Inc. (Class B) (b) (c)       3,683,477
    2,671,906 Intel Corp.....................................      69,629,870
       85,215 KLA-Tencor Corp. (b)...........................       3,723,896
      132,445 Linear Technology Corp.........................       4,859,407
      167,851 LSI Logic Corp. (b) (c)........................       1,425,055
      141,956 Maxim Integrated Products, Inc.................       5,424,139
      266,138 Micron Technology, Inc. (b)....................       2,717,269
      151,094 National Semiconductor Corp. (c)...............       3,328,601
       59,779 Novellus Systems, Inc. (b) (c).................       1,477,139
       73,131 NVIDIA Corp. (b) (c)...........................       1,954,060
       78,073 PMC-Sierra, Inc. (b) (c).......................         728,421
       84,748 Teradyne, Inc. (b) (c).........................       1,014,434
      719,447 Texas Instruments, Inc.........................      20,194,877
      151,847 Xilinx, Inc. (c)...............................       3,872,099
                                                              ---------------
                                                                  152,510,861
                                                              ---------------

              SOFTWARE--3.7%
      211,656 Adobe Systems, Inc. (c)........................       6,057,595
       98,947 Autodesk, Inc..................................       3,400,808
       95,886 BMC Software, Inc. (b).........................       1,721,154
       73,265 Citrix Systems, Inc. (b) (c)...................       1,586,920
      230,365 Computer Associates International, Inc. (c)....       6,330,430
      168,141 Compuware Corp. (b) (c)........................       1,208,934
      132,670 Electronic Arts, Inc. (b)......................       7,510,449
       80,255 Intuit, Inc. (b) (c)...........................       3,620,303
       37,485 Mercury Interactive Corp. (b) (c)..............       1,437,925
    4,349,172 Microsoft Corp.................................     108,033,432
      164,866 Novell, Inc. (b) (c)...........................       1,022,169
    1,913,829 Oracle Corp. (b)...............................      25,262,543
      117,578 Parametric Technology Corp. (b)................         750,148
      223,636 Siebel Systems, Inc. (b) (c)...................       1,990,360
      307,894 Symantec Corp. (b).............................       6,693,615
      184,999 VERITAS Software Corp. (b).....................       4,513,976
                                                              ---------------
                                                                  181,140,761
                                                              ---------------

              SPECIALTY RETAIL--2.3%
       96,644 AutoNation, Inc. (b)...........................       1,983,135
       28,416 AutoZone, Inc. (b) (c).........................       2,627,343
      127,874 Bed Bath & Beyond, Inc. (b) (c)................       5,342,576
      129,223 Best Buy Co., Inc. (c).........................       8,858,237
       82,791 Circuit City Stores, Inc.......................       1,431,456
      164,562 Limited Brands, Inc. (c).......................       3,524,918
      334,353 Lowe's Cos., Inc...............................      19,466,032
      136,709 Office Depot, Inc. (b).........................       3,122,434
       30,578 OfficeMax, Inc. (c)............................         910,307
       67,378 RadioShack Corp. (c)...........................       1,561,148
      318,836 Staples, Inc...................................       6,797,584
      327,990 The Gap, Inc...................................       6,477,802
      929,018 The Home Depot, Inc............................      36,138,800

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-147

METROPOLITAN SERIES FUND, INC.

 METLIFE STOCK INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                             VALUE
         SHARES                                             (NOTE 1)
       -----------------------------------------------------------------

                   SPECIALTY RETAIL--(CONTINUED)
            54,181 The Sherwin-Williams Co.............. $     2,551,383
            62,194 Tiffany & Co. (c)....................       2,037,475
           203,620 TJX Cos., Inc. (c)...................       4,958,147
            95,874 Toys "R" Us, Inc. (b)................       2,538,744
                                                         ---------------
                                                             110,327,521
                                                         ---------------

                   TEXTILES, APPAREL & LUXURY GOODS--0.4%
           163,233 Coach, Inc. (b)......................       5,479,732
            52,210 Jones Apparel Group, Inc.............       1,620,598
            46,984 Liz Claiborne, Inc...................       1,868,084
            98,860 NIKE, Inc. (Class B).................       8,561,276
            24,278 Reebok International, Ltd. (c).......       1,015,549
            43,279 VF Corp..............................       2,476,424
                                                         ---------------
                                                              21,021,663
                                                         ---------------

                   THRIFTS & MORTGAGE FINANCE--1.7%
           254,373 Countrywide Financial Corp...........       9,821,341
           298,920 Federal Home Loan Mortgage Corp......      19,498,551
           418,945 Federal National Mortgage Association      24,466,388
           122,350 Golden West Financial Corp. (c)......       7,876,893
            40,849 MGIC Investment Corp.................       2,664,172
           157,846 Sovereign Bancorp, Inc. (c)..........       3,526,280
           379,704 Washington Mutual, Inc...............      15,450,156
                                                         ---------------
                                                              83,303,781
                                                         ---------------

                   TOBACCO--1.3%
           896,386 Altria Group, Inc....................      57,960,319
            50,396 Reynolds American, Inc. (c)..........       3,971,205
            71,552 UST, Inc.............................       3,267,064
                                                         ---------------
                                                              65,198,588
                                                         ---------------

                   TRADING COMPANIES & DISTRIBUTORS--0.0%
            36,112 W.W. Grainger, Inc...................       1,978,576
                                                         ---------------

                                                                VALUE
        SHARES                                                 (NOTE 1)
     ----------------------------------------------------------------------

                  WIRELESS TELECOMMUNICATION SERVICES--0.3%
          487,108 Nextel Communications, Inc. (Class A) (b) $    15,738,459
                                                            ---------------
                  Total Common Stocks
                   (Identified Cost $4,061,776,633)........   4,765,223,213
                                                            ---------------

     SHORT TERM INVESTMENTS--2.1%
         FACE
        AMOUNT
     ----------------------------------------------------------------------

                  DISCOUNT NOTES--2.1%
     $    950,000 Federal Home Loan Bank
                   2.500%, 07/01/05........................         950,000
        6,000,000 Federal Home Loan Mortgage Corp.
                   3.040%, 07/20/05 (c)....................       5,990,373
        2,500,000 Federal National Mortgage Association
                   3.170%, 07/20/05........................       2,495,817
       35,000,000 Federal National Mortgage Association
                   3.050%, 07/20/05........................      34,943,660
        5,000,000 Federal National Mortgage Association
                   3.060%, 07/20/05........................       4,991,925
       50,000,000 Federal National Mortgage Association
                   3.080%, 07/27/05 (c)....................      49,888,778
                                                            ---------------
                                                                 99,260,553
                                                            ---------------
                  Total Short Term Investments
                   (Identified Cost $99,260,553)...........      99,260,553
                                                            ---------------
                  Total Investments--100.0%
                   (Identified Cost $4,161,037,186) (a)....   4,864,483,766
                  Other assets less liabilities............       1,714,789
                                                            ---------------
                  TOTAL NET ASSETS--100%................... $ 4,866,198,555
                                                            ===============

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-148


FUTURES CONTRACTS

                       EXPIRATION NUMBER OF  CONTRACT   VALUATION AS OF  UNREALIZED
FUTURES CONTRACTS LONG    DATE    CONTRACTS   AMOUNT     JUNE 30, 2005  DEPRECIATION
---------------------- ---------- --------- ----------- --------------- ------------
S&P 500 Index Futures. 9/15/2005     331    $99,790,917   $98,927,625    $(863,292)
                                                                         =========

METROPOLITAN SERIES FUND, INC.

 METLIFE STOCK INDEX PORTFOLIO

STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
JUNE 30, 2005 (UNAUDITED)

      ASSETS
        Investments at value..................              $4,864,483,766
        Cash..................................                     182,655
        Collateral for securities loaned......                 361,025,783
        Receivable for:
         Fund shares sold.....................                   2,404,110
         Dividends and interest...............                   5,872,456
                                                            --------------
          Total Assets........................               5,233,968,770
      LIABILITIES
        Payable for:
         Fund shares redeemed................. $  4,266,509
         Futures variation margin.............      606,980
         Return of collateral for securities
          loaned..............................  361,025,783
        Accrued expenses:
         Management fees......................      980,166
         Service and distribution fees........      164,182
         Other expenses.......................      726,595
                                               ------------
          Total Liabilities...................                 367,770,215
                                                            --------------
      NET ASSETS..............................              $4,866,198,555
                                                            ==============
        Net assets consist of:
         Capital paid in......................              $4,096,828,027
         Undistributed net investment
          income..............................                  36,318,649
         Accumulated net realized gains.......                  30,468,591
         Unrealized appreciation
          (depreciation) on investments and
          futures contracts...................                 702,583,288
                                                            --------------
      NET ASSETS..............................              $4,866,198,555
                                                            ==============
      Computation of offering price:
      CLASS A
      Net asset value and redemption price per
       share ($3,943,363,885 divided by
       125,446,204 shares outstanding)........              $        31.43
                                                            ==============
      CLASS B
      Net asset value and redemption price per
       share ($639,423,012 divided by
       20,811,459 shares outstanding).........              $        30.72
                                                            ==============
      CLASS E
      Net asset value and redemption price per
       share ($283,411,658 divided by
       9,054,246 shares outstanding)..........              $        31.30
                                                            ==============
      Identified cost of investments..........              $4,161,037,186
                                                            ==============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)

   INVESTMENT INCOME
     Dividends...............................                $  42,855,289
     Interest................................                    1,436,114(a)
                                                             -------------
                                                                44,291,403
                                                             -------------
   EXPENSES
     Management fees......................... $   6,006,397
     Service and distribution fees--Class B..       693,869
     Service and distribution fees--Class E..       212,286
     Directors' fees and expenses............        10,298
     Custodian...............................       272,752
     Audit and tax services..................         5,287
     Legal...................................        85,850
     Printing................................       613,519
     Insurance...............................        51,015
     Miscellaneous...........................        75,053
                                              -------------
     Total expenses before reductions........     8,026,326
     Management fee waivers..................       (56,833)     7,969,493
                                              -------------  -------------
   NET INVESTMENT INCOME.....................                   36,321,910
                                                             -------------
   REALIZED AND UNREALIZED GAIN (LOSS)
   Realized gain (loss) on:
     Investments--net........................    40,449,679
     Futures contracts--net..................     1,298,371     41,748,050
                                              -------------
   Unrealized appreciation (depreciation) on:
     Investments--net........................  (120,968,374)
     Futures contracts--net..................    (3,654,942)  (124,623,316)
                                              -------------  -------------
   Net gain (loss)...........................                  (82,875,266)
                                                             -------------
   NET INCREASE (DECREASE) IN NET
    ASSETS FROM OPERATIONS...................                $ (46,553,356)
                                                             =============

(a)INCLUDES INCOME ON SECURITIES LOANED OF $100,547.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-149

METROPOLITAN SERIES FUND, INC.

 METLIFE STOCK INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                                       SIX MONTHS
                                                                         ENDED         YEAR ENDED
                                                                        JUNE 30,      DECEMBER 31,
                                                                          2005            2004
                                                                     --------------  --------------
FROM OPERATIONS
  Net investment income............................................. $   36,321,910  $   77,846,810
  Net realized gain.................................................     41,748,050      45,750,907
  Unrealized appreciation (depreciation)............................   (124,623,316)    344,502,125
                                                                     --------------  --------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................    (46,553,356)    468,099,842
                                                                     --------------  --------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income............................................
    Class A.........................................................    (64,940,610)    (34,642,595)
    Class B.........................................................     (8,290,412)     (2,286,968)
    Class E.........................................................     (4,221,092)     (1,628,653)
                                                                     --------------  --------------
  TOTAL DISTRIBUTIONS...............................................    (77,452,114)    (38,558,216)
                                                                     --------------  --------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.     48,137,473     186,609,239
                                                                     --------------  --------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................    (75,867,997)    616,150,865

NET ASSETS
  Beginning of the period...........................................  4,942,066,552   4,325,915,687
                                                                     --------------  --------------
  End of the period................................................. $4,866,198,555  $4,942,066,552
                                                                     ==============  ==============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $   36,318,649  $   77,448,853
                                                                     ==============  ==============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                    SIX MONTHS ENDED               YEAR ENDED
                                                                      JUNE 30, 2005             DECEMBER 31, 2004
                                                               --------------------------  --------------------------
                                                                  SHARES          $           SHARES          $
                                                               -----------  -------------  -----------  -------------
CLASS A
  Sales.......................................................   6,573,721  $ 207,099,262   12,154,078  $ 363,376,092
  Reinvestments...............................................   2,143,962     64,940,610    1,153,216     34,642,595
  Redemptions................................................. (11,560,284)  (364,385,299) (18,531,590)  (555,863,665)
                                                               -----------  -------------  -----------  -------------
  Net increase (decrease).....................................  (2,842,601) $ (92,345,427)  (5,224,296) $(157,844,978)
                                                               ===========  =============  ===========  =============
CLASS B
  Sales.......................................................   6,258,359  $ 192,633,868    9,744,919  $ 286,325,159
  Reinvestments...............................................     279,892      8,290,412       77,814      2,286,968
  Redemptions.................................................  (1,873,029)   (57,734,721)  (2,418,420)   (70,751,599)
                                                               -----------  -------------  -----------  -------------
  Net increase (decrease).....................................   4,665,222  $ 143,189,559    7,404,313  $ 217,860,528
                                                               ===========  =============  ===========  =============
CLASS E
  Sales.......................................................     573,777  $  18,000,732    5,444,975  $ 161,207,332
  Reinvestments...............................................     139,910      4,221,092       54,434      1,628,653
  Redemptions.................................................    (793,452)   (24,928,483)  (1,216,505)   (36,242,296)
                                                               -----------  -------------  -----------  -------------
  Net increase (decrease).....................................     (79,765) $  (2,706,659)   4,282,904  $ 126,593,689
                                                               ===========  =============  ===========  =============
  Increase (decrease) derived from capital share transactions.   1,742,856  $  48,137,473    6,462,921  $ 186,609,239
                                                               ===========  =============  ===========  =============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-150

METROPOLITAN SERIES FUND, INC.

 METLIFE STOCK INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS (UNAUDITED)

                                                                                           CLASS A
                                                          --------------------------------------------------------------
                                                            SIX MONTHS
                                                              ENDED                        YEAR ENDED DECEMBER 31,
                                                             JUNE 30,    -----------------------------------------------
                                                               2005         2004        2003        2002        2001
                                                          ----------     ----------  ----------  ----------  ----------
NET ASSET VALUE, BEGINNING OF PERIOD..................... $    32.27     $    29.45  $    23.41  $    30.60  $    35.26
                                                          ----------     ----------  ----------  ----------  ----------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income..................................       0.26           0.54        0.38        0.35        0.33
  Net realized and unrealized gain (loss) on investments.      (0.58)          2.54        6.11       (7.09)      (4.59)
                                                          ----------     ----------  ----------  ----------  ----------
  Total from investment operations.......................      (0.32)          3.08        6.49       (6.74)      (4.26)
                                                          ----------     ----------  ----------  ----------  ----------
LESS DISTRIBUTIONS
  Distributions from net investment income...............      (0.52)         (0.26)      (0.45)      (0.23)      (0.09)
  Distributions from net realized capital gains..........       0.00           0.00        0.00       (0.22)      (0.31)
                                                          ----------     ----------  ----------  ----------  ----------
  Total distributions....................................      (0.52)         (0.26)      (0.45)      (0.45)      (0.40)
                                                          ----------     ----------  ----------  ----------  ----------
NET ASSET VALUE, END OF PERIOD........................... $    31.43     $    32.27  $    29.45  $    23.41  $    30.60
                                                          ==========     ==========  ==========  ==========  ==========
TOTAL RETURN (%).........................................       (0.9)(b)       10.5        28.2       (22.3)      (12.2)
Ratio of operating expenses to average net assets (%)....       0.29 (c)       0.30        0.31        0.31        0.31
Ratio of net investment income to average net assets (%).       1.55 (c)       1.73        1.48        1.30        1.02
Portfolio turnover rate (%)..............................          4 (c)          3           1           7           5
Net assets, end of period (000).......................... $3,943,364     $4,139,893  $3,931,839  $2,725,874  $3,665,168

                                                          -----------


                                                          -----------
                                                             2000
                                                          ----------
NET ASSET VALUE, BEGINNING OF PERIOD..................... $    40.59
                                                          ----------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income..................................       0.34
  Net realized and unrealized gain (loss) on investments.      (4.07)
                                                          ----------
  Total from investment operations.......................      (3.73)
                                                          ----------
LESS DISTRIBUTIONS
  Distributions from net investment income...............      (0.35)
  Distributions from net realized capital gains..........      (1.25)
                                                          ----------
  Total distributions....................................      (1.60)
                                                          ----------
NET ASSET VALUE, END OF PERIOD........................... $    35.26
                                                          ==========
TOTAL RETURN (%).........................................       (9.3)
Ratio of operating expenses to average net assets (%)....       0.28
Ratio of net investment income to average net assets (%).       0.88
Portfolio turnover rate (%)..............................          7
Net assets, end of period (000).......................... $3,999,903

                                                                                     CLASS B
                                                          ---------------------------------------------------------
                                                           SIX MONTHS            YEAR ENDED          JANUARY 2, 2001(A)
                                                             ENDED              DECEMBER 31,              THROUGH
                                                            JUNE 30,    ---------------------------     DECEMBER 31,
                                                              2005        2004      2003      2002          2001
                                                          ----------    --------  --------  -------  ------------------
NET ASSET VALUE, BEGINNING OF PERIOD.....................  $  31.52     $  28.80  $  22.92  $ 30.03       $ 33.71
                                                           --------     --------  --------  -------       -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income..................................      0.18         0.41      0.34     0.23          0.17
  Net realized and unrealized gain (loss) on investments.     (0.53)        2.53      5.95    (6.90)        (3.45)
                                                           --------     --------  --------  -------       -------
  Total from investment operations.......................     (0.35)        2.94      6.29    (6.67)        (3.28)
                                                           --------     --------  --------  -------       -------
LESS DISTRIBUTIONS
  Distributions from net investment income...............     (0.45)       (0.22)    (0.41)   (0.22)        (0.09)
  Distributions from net realized capital gains..........      0.00         0.00      0.00    (0.22)        (0.31)
                                                           --------     --------  --------  -------       -------
  Total distributions....................................     (0.45)       (0.22)    (0.41)   (0.44)        (0.40)
                                                           --------     --------  --------  -------       -------
NET ASSET VALUE, END OF PERIOD...........................  $  30.72     $  31.52  $  28.80  $ 22.92       $ 30.03
                                                           ========     ========  ========  =======       =======
TOTAL RETURN (%).........................................      (1.1)(b)     10.3      27.9    (22.5)         (9.8)(b)
Ratio of operating expenses to average net assets (%)....      0.54 (c)     0.55      0.56     0.56          0.56 (c)
Ratio of net investment income to average net assets (%).      1.31 (c)     1.59      1.24     1.17          0.83 (c)
Portfolio turnover rate (%)..............................         4 (c)        3         1        7             5
Net assets, end of period (000)..........................  $639,423     $508,908  $251,793  $88,517       $17,421

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIODS LESS THAN ONE YEAR ARE NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-151

METROPOLITAN SERIES FUND, INC.

 METLIFE STOCK INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS--(UNAUDITED)(CONTINUED)

                                                                                   CLASS E
                                                          -----------------------------------------------------
                                                           SIX MONTHS            YEAR ENDED          MAY 1, 2001(A)
                                                             ENDED              DECEMBER 31,            THROUGH
                                                            JUNE 30,    ---------------------------   DECEMBER 31,
                                                              2005        2004      2003      2002        2001
                                                          ----------    --------  --------  -------  --------------
NET ASSET VALUE, BEGINNING OF PERIOD.....................  $  32.11     $  29.33  $  23.34  $ 30.54      $33.45
                                                           --------     --------  --------  -------      ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income..................................      0.22         0.47      0.40     0.31        0.00
  Net realized and unrealized gain (loss) on investments.     (0.56)        2.56      6.02    (7.06)      (2.91)
                                                           --------     --------  --------  -------      ------
  Total from investment operations.......................     (0.34)        3.03      6.42    (6.75)      (2.91)
                                                           --------     --------  --------  -------      ------
LESS DISTRIBUTIONS
  Distributions from net investment income...............     (0.47)       (0.25)    (0.43)   (0.23)       0.00
  Distributions from net realized capital gains..........      0.00         0.00      0.00    (0.22)       0.00
                                                           --------     --------  --------  -------      ------
  Total distributions....................................     (0.47)       (0.25)    (0.43)   (0.45)       0.00
                                                           --------     --------  --------  -------      ------
NET ASSET VALUE, END OF PERIOD...........................  $  31.30     $  32.11  $  29.33  $ 23.34      $30.54
                                                           ========     ========  ========  =======      ======
TOTAL RETURN (%).........................................      (1.0)(b)     10.4      28.0    (22.4)       (8.7)(b)
Ratio of operating expenses to average net assets (%)....      0.44 (c)     0.45      0.46     0.46        0.46 (c)
Ratio of net investment income to average net assets (%).      1.40 (c)     1.67      1.34     1.36        0.93 (c)
Portfolio turnover rate (%)..............................         4 (c)        3         1        7           5
Net assets, end of period (000)..........................  $283,412     $293,266  $142,284  $25,624      $   33

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIODS LESS THAN ONE YEAR ARE NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-152

METROPOLITAN SERIES FUND, INC.

 MFS INVESTORS TRUST PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS--99.4% OF TOTAL NET ASSETS


                                                         VALUE
              SHARES                                    (NOTE 1)
             ------------------------------------------------------

                       AEROSPACE & DEFENSE--4.5%
                39,080 Lockheed Martin Corp.......... $   2,535,120
                59,300 United Technologies Corp......     3,045,055
                                                      -------------
                                                          5,580,175
                                                      -------------

                       AIR FREIGHT & LOGISTICS--0.8%
                11,470 FedEx Corp....................       929,185
                                                      -------------

                       BEVERAGES--1.5%
                35,249 PepsiCo, Inc..................     1,900,979
                                                      -------------

                       BIOTECHNOLOGY--4.2%
                38,710 Amgen, Inc. (b)...............     2,340,406
                18,690 Genzyme Corp. (b).............     1,123,082
                39,740 Gilead Sciences, Inc. (b).....     1,748,163
                                                      -------------
                                                          5,211,651
                                                      -------------

                       BUILDING PRODUCTS--1.1%
                41,860 Masco Corp....................     1,329,474
                                                      -------------

                       CAPITAL MARKETS--4.1%
                14,630 Legg Mason, Inc...............     1,523,129
                14,900 Lehman Brothers Holdings, Inc.     1,479,272
                19,715 The Goldman Sachs Group, Inc..     2,011,325
                                                      -------------
                                                          5,013,726
                                                      -------------

                       CHEMICALS--3.3%
                27,020 Monsanto Co...................     1,698,748
                25,454 Praxair, Inc..................     1,186,156
                26,510 The Dow Chemical Co...........     1,180,490
                                                      -------------
                                                          4,065,394
                                                      -------------

                       COMMERCIAL BANKS--3.6%
                47,710 Bank of America Corp..........     2,176,053
                37,252 Wells Fargo & Co..............     2,293,978
                                                      -------------
                                                          4,470,031
                                                      -------------

                       COMMUNICATIONS EQUIPMENT--2.2%
               110,780 Cisco Systems, Inc. (b).......     2,117,006
                17,260 QUALCOMM, Inc.................       569,752
                                                      -------------
                                                          2,686,758
                                                      -------------

                       COMPUTERS & PERIPHERALS--5.3%
                16,940 Apple Computer, Inc. (b)......       623,562
                62,110 Dell, Inc. (b)................     2,453,966
               209,930 EMC Corp. (b).................     2,878,140
               155,500 Sun Microsystems, Inc. (b)....       580,015
                                                      -------------
                                                          6,535,683
                                                      -------------

                       CONSUMER FINANCE--2.6%
                30,330 American Express Co...........     1,614,466
                32,480 SLM Corp......................     1,649,984
                                                      -------------
                                                          3,264,450
                                                      -------------

                                                             VALUE
          SHARES                                            (NOTE 1)
         --------------------------------------------------------------

                   DIVERSIFIED FINANCIAL SERVICES--2.2%
            25,780 Citigroup, Inc........................ $   1,191,809
            44,200 JPMorgan Chase & Co...................     1,561,144
                                                          -------------
                                                              2,752,953
                                                          -------------

                   DIVERSIFIED TELECOMMUNICATION SERVICES--2.0%
            31,270 Amdocs, Ltd. (b)......................       826,466
            67,440 Sprint Corp...........................     1,692,070
                                                          -------------
                                                              2,518,536
                                                          -------------

                   ELECTRIC UTILITIES--1.6%
             5,100 Entergy Corp..........................       385,305
            30,640 Exelon Corp...........................     1,572,751
                                                          -------------
                                                              1,958,056
                                                          -------------

                   ENERGY EQUIPMENT & SERVICES--4.8%
            44,620 Halliburton Co........................     2,133,728
            34,335 Noble Corp. (b).......................     2,111,946
            31,100 Transocean, Inc. (b)..................     1,678,467
                                                          -------------
                                                              5,924,141
                                                          -------------

                   FOOD & STAPLES RETAILING--1.0%
            25,210 Wal-Mart Stores, Inc..................     1,215,122
                                                          -------------

                   FOOD PRODUCTS--1.3%
             8,560 Groupe Danone, (EUR)..................       750,336
             3,378 Nestle S.A., (CHF)....................       862,480
                                                          -------------
                                                              1,612,816
                                                          -------------

                   HEALTH CARE EQUIPMENT & SUPPLIES--4.5%
            41,500 Boston Scientific Corp. (b)...........     1,120,500
            11,270 Guidant Corp..........................       758,471
            32,780 Medtronic, Inc........................     1,697,676
             6,140 Synthes, Inc. (b), (CHF)..............       672,221
            16,380 Zimmer Holdings, Inc. (b).............     1,247,665
                                                          -------------
                                                              5,496,533
                                                          -------------

                   HOTELS, RESTAURANTS & LEISURE--1.7%
            26,960 Carnival Corp.........................     1,470,668
           122,200 Hilton Group, Plc., (GBP).............       624,589
                                                          -------------
                                                              2,095,257
                                                          -------------

                   HOUSEHOLD PRODUCTS--4.7%
            31,480 Colgate-Palmolive Co..................     1,571,167
            74,920 Reckitt Benckiser, Plc., (GBP)........     2,202,578
            38,832 The Procter & Gamble Co...............     2,048,388
                                                          -------------
                                                              5,822,133
                                                          -------------

                   IT SERVICES--0.9%
            48,600 Accenture, Ltd. (Class A) (b).........     1,101,762
                                                          -------------

                   INDUSTRIAL CONGLOMERATES--1.7%
            70,490 Tyco International, Ltd...............     2,058,308
                                                          -------------

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-153

METROPOLITAN SERIES FUND, INC.

 MFS INVESTORS TRUST PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                                VALUE
       SHARES                                                  (NOTE 1)
      --------------------------------------------------------------------

                INSURANCE--3.0%
         63,461 American International Group, Inc........... $   3,687,084
                                                             -------------

                INTERNET & CATALOG RETAIL--0.6%
         22,540 eBay, Inc. (b)..............................       744,045
                                                             -------------

                INTERNET SOFTWARE & SERVICES--0.8%
         30,170 Yahoo!, Inc. (b)............................     1,045,390
                                                             -------------

                MACHINERY--2.2%
         22,400 Caterpillar, Inc............................     2,134,944
          6,780 Illinois Tool Works, Inc....................       540,230
                                                             -------------
                                                                 2,675,174
                                                             -------------

                MEDIA--3.3%
         50,040 The Interpublic Group of Cos., Inc. (b).....       609,487
         54,990 The Walt Disney Co..........................     1,384,648
         33,690 Univision Communications, Inc. (Class A) (b)       928,160
         36,541 Viacom, Inc. (Class B)......................     1,170,043
                                                             -------------
                                                                 4,092,338
                                                             -------------

                MULTILINE RETAIL--1.5%
         34,926 Target Corp.................................     1,900,324
                                                             -------------

                OIL, GAS & CONSUMABLE FUELS--4.5%
         20,743 BP, Plc. (ADR)..............................     1,293,948
         29,120 EnCana Corp.................................     1,152,861
         21,450 EOG Resources, Inc..........................     1,218,360
         15,760 Total S.A. (ADR)............................     1,841,556
                                                             -------------
                                                                 5,506,725
                                                             -------------

                PERSONAL PRODUCTS--0.7%
         22,320 Avon Products, Inc..........................       844,812
                                                             -------------

                PHARMACEUTICALS--9.9%
         50,820 Abbott Laboratories.........................     2,490,688
         35,660 Eli Lilly & Co..............................     1,986,619
         55,511 Johnson & Johnson...........................     3,608,215
         13,080 Roche Holding AG, (CHF).....................     1,647,969
         54,105 Wyeth.......................................     2,407,672
                                                             -------------
                                                                12,141,163
                                                             -------------

                                                              VALUE
        SHARES                                               (NOTE 1)
       -----------------------------------------------------------------

                 ROAD & RAIL--0.2%
           5,960 CNF, Inc................................. $     267,604
                                                           -------------

                 SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT--2.3%
          49,020 Analog Devices, Inc......................     1,828,936
          14,310 Texas Instruments, Inc...................       401,682
          22,050 Xilinx, Inc..............................       562,275
                                                           -------------
                                                               2,792,893
                                                           -------------

                 SOFTWARE--4.4%
              16 Computer Associates International, Inc...           440
          25,260 Electronic Arts, Inc. (b)................     1,429,968
          15,320 Mercury Interactive Corp. (b)............       587,675
         187,710 Oracle Corp. (b).........................     2,477,772
          35,827 VERITAS Software Corp. (b)...............       874,179
                                                           -------------
                                                               5,370,034
                                                           -------------

                 SPECIALTY RETAIL--3.1%
          62,580 Staples, Inc.............................     1,334,206
          54,820 The Gap, Inc.............................     1,082,695
          57,820 TJX Cos., Inc............................     1,407,917
                                                           -------------
                                                               3,824,818
                                                           -------------

                 TEXTILES, APPAREL & LUXURY GOODS--0.5%
           7,300 NIKE, Inc. (Class B).....................       632,180
                                                           -------------

                 TOBACCO--1.5%
          27,930 Altria Group, Inc........................     1,805,954
                                                           -------------

                 WIRELESS TELECOMMUNICATION SERVICES--1.3%
          67,718 Vodafone Group, Plc. (ADR)...............     1,646,902
                                                           -------------
                 Total Common Stocks
                  (Identified Cost $111,958,568)..........   122,520,563
                                                           -------------
                 Total Investments--99.4%
                  (Identified Cost $111,958,568) (a)......   122,520,563
                 Other assets less liabilities............       722,840
                                                           -------------
                 TOTAL NET ASSETS--100%................... $ 123,243,403
                                                           =============


  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-154

METROPOLITAN SERIES FUND, INC.

 MFS INVESTORS TRUST PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
JUNE 30, 2005 (UNAUDITED)

      ASSETS
        Investments at value........................         $122,520,563
        Cash........................................               55,793
        Foreign cash at value
         (Identified cost $9,548 )..................                9,495
        Receivable for:
         Securities sold............................              637,689
         Fund shares sold...........................              157,376
         Dividends and interest.....................               82,147
         Foreign taxes..............................               11,866
                                                             ------------
          Total Assets..............................          123,474,929
      LIABILITIES
        Payable for:
         Fund shares redeemed....................... $70,669
         Withholding taxes..........................   2,989
        Accrued expenses:
         Management fees............................  76,818
         Service and distribution fees..............  12,352
         Deferred directors fees....................  12,579
         Other expenses.............................  56,119
                                                     -------
          Total Liabilities.........................              231,526
                                                             ------------
      NET ASSETS....................................         $123,243,403
                                                             ============
        Net assets consist of:
         Capital paid in............................         $126,785,886
         Undistributed net investment income........              243,177
         Accumulated net realized losses............          (14,347,236)
         Unrealized appreciation (depreciation) on
          investments and foreign currency..........           10,561,576
                                                             ------------
      NET ASSETS....................................         $123,243,403
                                                             ============
      Computation of offering price:
      CLASS A
      Net asset value and redemption price per
       share ($54,563,133 divided by
       6,011,618 shares outstanding)................         $       9.08
                                                             ============
      CLASS B
      Net asset value and redemption price per
       share ($46,272,409 divided by
       5,112,549 shares outstanding)................         $       9.05
                                                             ============
      CLASS E
      Net asset value and redemption price per
       share ($22,407,861 divided by
       2,472,347 shares outstanding)................         $       9.06
                                                             ============
      Identified cost of investments................         $111,958,568
                                                             ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)

     INVESTMENT INCOME
       Dividends...............................              $   912,288(a)
       Interest................................                   12,925
                                                             -----------
                                                                 925,213
     EXPENSES
       Management fees......................... $   469,299
       Deferred expense reimbursement..........      41,674
       Service and distribution fees--Class B..      58,695
       Service and distribution fees--Class E..      16,713
       Directors' fees and expenses............      10,246
       Custodian...............................      50,705
       Audit and tax services..................       1,449
       Legal...................................       2,950
       Printing................................      18,738
       Insurance...............................       1,439
       Miscellaneous...........................       1,319
                                                -----------
       Total expenses before reductions........     673,227
       Expense reductions......................     (11,068)     662,159
                                                -----------  -----------
     NET INVESTMENT INCOME.....................                  263,054
                                                             -----------
     REALIZED AND UNREALIZED GAIN (LOSS)
     Realized gain (loss) on:
       Investments--net........................   5,484,076
       Foreign currency transactions--net......      46,311    5,530,387
                                                -----------
     Unrealized appreciation (depreciation) on:
       Investments--net........................  (6,602,492)
       Foreign currency transactions--net......      (1,120)  (6,603,612)
                                                -----------  -----------
     Net gain (loss)...........................               (1,073,225)
                                                             -----------
     NET INCREASE (DECREASE) IN NET ASSETS
      FROM OPERATIONS..........................              $  (810,171)
                                                             ===========

(a)NET OF FOREIGN TAXES OF $25,625.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-155

METROPOLITAN SERIES FUND, INC.

 MFS INVESTORS TRUST PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)


                                                                      SIX MONTHS
                                                                        ENDED       YEAR ENDED
                                                                       JUNE 30,    DECEMBER 31,
                                                                         2005          2004
                                                                     ------------  ------------
FROM OPERATIONS
  Net investment income............................................. $    263,054  $    486,741
  Net realized gain.................................................    5,530,387     6,930,068
  Unrealized appreciation (depreciation)............................   (6,603,612)    8,341,490
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................     (810,171)   15,758,299
                                                                     ------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................     (253,383)     (141,044)
    Class B.........................................................      (94,155)     (193,282)
    Class E.........................................................      (66,783)      (62,600)
                                                                     ------------  ------------
  TOTAL DISTRIBUTIONS...............................................     (414,321)     (396,926)
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.   (6,665,111)   29,304,427
                                                                     ------------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................   (7,889,603)   44,665,800

NET ASSETS
  Beginning of the period...........................................  131,133,006    86,467,206
                                                                     ------------  ------------
  End of the period................................................. $123,243,403  $131,133,006
                                                                     ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $    243,177  $    394,444
                                                                     ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                   SIX MONTHS ENDED            YEAR ENDED
                                                                    JUNE 30, 2005           DECEMBER 31, 2004
                                                               -----------------------  ------------------------
                                                                 SHARES         $         SHARES          $
                                                               ----------  -----------  ----------  ------------
CLASS A
  Sales.......................................................    587,296  $ 5,328,262   3,039,741  $ 24,899,646
  Shares issued through acquisition...........................          0            0   3,868,426    29,911,327
  Reinvestments...............................................     28,958      253,383      16,831       141,044
  Redemptions................................................. (1,014,126)  (9,189,951) (3,591,062)  (29,496,402)
                                                               ----------  -----------  ----------  ------------
  Net increase (decrease).....................................   (397,872) $(3,608,306)  3,333,936  $ 25,455,615
                                                               ==========  ===========  ==========  ============
CLASS B
  Sales.......................................................    302,855  $ 2,726,998   1,699,576  $ 14,179,860
  Shares issued through acquisition...........................          0            0      25,379       207,824
  Reinvestments...............................................     10,785       94,155      23,120       193,282
  Redemptions.................................................   (619,604)  (5,573,752) (2,273,714)  (18,797,246)
                                                               ----------  -----------  ----------  ------------
  Net increase (decrease).....................................   (305,964) $(2,752,599)   (525,639) $ (4,216,280)
                                                               ==========  ===========  ==========  ============
CLASS E
  Sales.......................................................    134,846  $ 1,247,556     631,024  $  5,210,442
  Shares issued through acquisition...........................          0            0     907,886     6,978,460
  Reinvestments...............................................      7,641       66,783       7,479        62,600
  Redemptions.................................................   (176,357)  (1,618,545)   (503,493)   (4,186,410)
                                                               ----------  -----------  ----------  ------------
  Net increase (decrease).....................................    (33,870) $  (304,206)  1,042,896  $  8,065,092
                                                               ==========  ===========  ==========  ============
  Increase (decrease) derived from capital share transactions.   (737,706) $(6,665,111)  3,851,193  $ 29,304,427
                                                               ==========  ===========  ==========  ============


                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-156

METROPOLITAN SERIES FUND, INC.

 MFS INVESTORS TRUST PORTFOLIO

FINANCIAL HIGHLIGHTS (UNAUDITED)


                                                                                                ---------------------
                                                                                                SIX MONTHS
                                                                                                  ENDED
                                                                                                 JUNE 30,    --------
                                                                                                   2005        2004
                                                                                                ----------   -------
NET ASSET VALUE, BEGINNING OF PERIOD...........................................................  $  9.17     $  8.27
                                                                                                 -------     -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income........................................................................     0.03        0.03
  Net realized and unrealized gain (loss) on investments.......................................    (0.08)       0.92
                                                                                                 -------     -------
  Total from investment operations.............................................................    (0.05)       0.95
                                                                                                 -------     -------
LESS DISTRIBUTIONS
  Distributions from net investment income.....................................................    (0.04)      (0.05)
                                                                                                 -------     -------
  Total distributions..........................................................................    (0.04)      (0.05)
                                                                                                 -------     -------
NET ASSET VALUE, END OF PERIOD.................................................................  $  9.08     $  9.17
                                                                                                 =======     =======
TOTAL RETURN (%)...............................................................................     (0.4)(b)    11.4
Ratio of operating expenses to average net assets before expense reductions (%)................     0.96 (c)    0.97
Ratio of operating expenses to average net assets after expense reductions (%) (d).............     0.94 (c)    0.95
Ratio of net investment income to average net assets (%).......................................     0.54 (c)    0.56
Portfolio turnover rate (%)....................................................................       55 (c)     107
Net assets, end of period (000)................................................................  $54,563     $58,752
The ratios of operating expenses to average net assets without giving effect to the contractual
 expense agreement would have been (%).........................................................       --          --

                                                                                                    CLASS A
                                                                                                -----------------------------------

                                                                                                  YEAR ENDED DECEMBER 31,
                                                                                                -----------------------------------
                                                                                                  2003     2002     2001
                                                                                                -------  -------  -------
NET ASSET VALUE, BEGINNING OF PERIOD........................................................... $  6.81  $  8.57  $ 10.23
                                                                                                -------  -------  -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income........................................................................    0.05     0.05     0.05
  Net realized and unrealized gain (loss) on investments.......................................    1.43    (1.78)   (1.67)
                                                                                                -------  -------  -------
  Total from investment operations.............................................................    1.48    (1.73)   (1.62)
                                                                                                -------  -------  -------
LESS DISTRIBUTIONS
  Distributions from net investment income.....................................................   (0.02)   (0.03)   (0.04)
                                                                                                -------  -------  -------
  Total distributions..........................................................................   (0.02)   (0.03)   (0.04)
                                                                                                -------  -------  -------
NET ASSET VALUE, END OF PERIOD................................................................. $  8.27  $  6.81  $  8.57
                                                                                                =======  =======  =======
TOTAL RETURN (%)...............................................................................    21.9    (20.2)   (15.9)
Ratio of operating expenses to average net assets before expense reductions (%)................    0.98     0.90     0.90
Ratio of operating expenses to average net assets after expense reductions (%) (d).............    0.96     0.88       --
Ratio of net investment income to average net assets (%).......................................    0.68     0.62     0.58
Portfolio turnover rate (%)....................................................................      88       63       86
Net assets, end of period (000)................................................................ $25,431  $20,618  $24,506
The ratios of operating expenses to average net assets without giving effect to the contractual
 expense agreement would have been (%).........................................................    1.11     1.34     1.37

                                                                                                --------


                                                                                                --------
                                                                                                  2000
                                                                                                -------
NET ASSET VALUE, BEGINNING OF PERIOD........................................................... $ 10.26
                                                                                                -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income........................................................................    0.04
  Net realized and unrealized gain (loss) on investments.......................................   (0.06)
                                                                                                -------
  Total from investment operations.............................................................   (0.02)
                                                                                                -------
LESS DISTRIBUTIONS
  Distributions from net investment income.....................................................   (0.01)
                                                                                                -------
  Total distributions..........................................................................   (0.01)
                                                                                                -------
NET ASSET VALUE, END OF PERIOD................................................................. $ 10.23
                                                                                                =======
TOTAL RETURN (%)...............................................................................    (0.2)
Ratio of operating expenses to average net assets before expense reductions (%)................    0.90
Ratio of operating expenses to average net assets after expense reductions (%) (d).............      --
Ratio of net investment income to average net assets (%).......................................    0.51
Portfolio turnover rate (%)....................................................................      68
Net assets, end of period (000)................................................................ $18,422
The ratios of operating expenses to average net assets without giving effect to the contractual
 expense agreement would have been (%).........................................................    1.57

                                                                 CLASS B
                                              -----------------------------------------     ------------
                                              SIX MONTHS      YEAR ENDED     MAY 1, 2002(A) SIX MONTHS
                                                ENDED        DECEMBER 31,       THROUGH       ENDED
                                               JUNE 30,    ----------------   DECEMBER 31,   JUNE 30,
                                                 2005        2004     2003        2002         2005
                                              ----------   -------  -------  -------------- ----------
NET ASSET VALUE, BEGINNING OF
 PERIOD......................................  $  9.13     $  8.24  $  6.80     $  8.13      $  9.15
                                               -------     -------  -------     -------      -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income......................     0.01        0.02     0.02        0.01         0.02
  Net realized and unrealized gain (loss) on
   investments...............................    (0.07)       0.90     1.44       (1.34)       (0.08)
                                               -------     -------  -------     -------      -------
  Total from investment operations...........    (0.06)       0.92     1.46       (1.33)       (0.06)
                                               -------     -------  -------     -------      -------
LESS DISTRIBUTIONS
  Distributions from net investment income...    (0.02)      (0.03)   (0.02)       0.00        (0.03)
                                               -------     -------  -------     -------      -------
  Total distributions........................    (0.02)      (0.03)   (0.02)       0.00        (0.03)
                                               -------     -------  -------     -------      -------
NET ASSET VALUE, END OF PERIOD...............  $  9.05     $  9.13  $  8.24     $  6.80      $  9.06
                                               =======     =======  =======     =======      =======
TOTAL RETURN (%).............................     (0.7)(b)    11.2     21.5       (16.4)(b)     (0.6)(b)
Ratio of operating expenses to average net
 assets before expense reductions (%)........     1.21 (c)    1.22     1.23        1.15 (c)     1.11 (c)
Ratio of operating expenses to average net
 assets after expense reductions (%) (d).....     1.19 (c)    1.20     1.21        1.13 (c)     1.09 (c)
Ratio of net investment income to average
 net assets (%)..............................     0.29 (c)    0.30     0.45        0.55 (c)     0.39 (c)
Portfolio turnover rate (%)..................       55 (c)     107       88          63           55 (c)
Net assets, end of period (000)..............  $46,272     $49,460  $48,960     $12,365      $22,408
The ratios of operating expenses to average
 net assets without giving effect to the
 contractual expense agreement would
 have been (%)...............................       --          --     1.36        1.59 (c)       --

                                                         CLASS E
                                              -------------------------------------
                                                     YEAR ENDED         MAY 1, 2001(A)
                                                    DECEMBER 31,           THROUGH
                                              ------------------------   DECEMBER 31,
                                                2004     2003    2002        2001
                                              -------  -------  ------  --------------
NET ASSET VALUE, BEGINNING OF
 PERIOD...................................... $  8.25  $  6.81  $ 8.57      $ 9.56
                                              -------  -------  ------      ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income......................    0.03     0.03    0.04        0.01
  Net realized and unrealized gain (loss) on
   investments...............................    0.91     1.43   (1.77)      (1.00)
                                              -------  -------  ------      ------
  Total from investment operations...........    0.94     1.46   (1.73)      (0.99)
                                              -------  -------  ------      ------
LESS DISTRIBUTIONS
  Distributions from net investment income...   (0.04)   (0.02)  (0.03)       0.00
                                              -------  -------  ------      ------
  Total distributions........................   (0.04)   (0.02)  (0.03)       0.00
                                              -------  -------  ------      ------
NET ASSET VALUE, END OF PERIOD............... $  9.15  $  8.25  $ 6.81      $ 8.57
                                              =======  =======  ======      ======
TOTAL RETURN (%).............................    11.3     21.5   (20.2)      (10.4)(b)
Ratio of operating expenses to average net
 assets before expense reductions (%)........    1.12     1.13    1.05        1.05 (c)
Ratio of operating expenses to average net
 assets after expense reductions (%) (d).....    1.10     1.11    1.03          --
Ratio of net investment income to average
 net assets (%)..............................    0.41     0.55    0.55        0.26 (c)
Portfolio turnover rate (%)..................     107       88      63          86
Net assets, end of period (000).............. $22,921  $12,077  $4,436      $  730
The ratios of operating expenses to average
 net assets without giving effect to the
 contractual expense agreement would
 have been (%)...............................      --     1.26    1.49        1.52 (c)

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIODS LESS THAN ONE YEAR ARE NOT COMPUTED ON AN ANNNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.
(d)THE PORTFOLIO HAS ENTERED INTO ARRANGEMENTS WITH CERTAIN BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-157

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS--97.9% OF TOTAL NET ASSETS

                                                             VALUE
           SHARES                                           (NOTE 1)
         --------------------------------------------------------------

                    AIR FREIGHT & LOGISTICS--0.3%
             13,700 United Parcel Service, Inc. (Class B) $     947,492
                                                          -------------

                    BEVERAGES--0.8%
             21,400 PepsiCo, Inc.........................     1,154,102
             28,800 The Coca-Cola Co.....................     1,202,400
                                                          -------------
                                                              2,356,502
                                                          -------------

                    BIOTECHNOLOGY--3.2%
             62,300 Amgen, Inc. (b)......................     3,766,658
             19,400 Biogen Idec, Inc. (b)................       668,330
             33,700 Genentech, Inc. (b)..................     2,705,436
             61,600 Gilead Sciences, Inc. (b)............     2,709,784
                                                          -------------
                                                              9,850,208
                                                          -------------

                    CAPITAL MARKETS--7.1%
             82,400 Ameritrade Holding Corp. (b).........     1,531,816
             20,700 Franklin Resources, Inc..............     1,593,486
             48,900 Merrill Lynch & Co., Inc.............     2,689,989
             62,000 Northern Trust Corp..................     2,826,580
            104,400 State Street Corp....................     5,037,300
            174,300 The Charles Schwab Corp..............     1,966,104
             12,700 The Goldman Sachs Group, Inc.........     1,295,654
             59,100 UBS AG, (CHF)........................     4,595,061
                                                          -------------
                                                             21,535,990
                                                          -------------

                    CHEMICALS--0.4%
             21,900 Monsanto Co..........................     1,376,853
                                                          -------------

                    COMMERCIAL BANKS--1.4%
            152,800 Anglo Irish Bank Corp., Plc., (EUR)..     1,889,451
             76,900 U.S. Bancorp.........................     2,245,480
                                                          -------------
                                                              4,134,931
                                                          -------------

                    COMMERCIAL SERVICES & SUPPLIES--1.1%
            155,900 Cendant Corp.........................     3,487,483
                                                          -------------

                    COMMUNICATIONS EQUIPMENT--4.1%
             70,700 Cisco Systems, Inc. (b)..............     1,351,077
            288,300 Corning, Inc. (b)....................     4,791,546
             47,300 Juniper Networks, Inc. (b)...........     1,191,014
            131,400 Nokia Oyj, (EUR).....................     2,186,191
             45,900 QUALCOMM, Inc........................     1,515,159
             19,700 Research In Motion, Ltd. (b).........     1,452,875
                                                          -------------
                                                             12,487,862
                                                          -------------

                    COMPUTERS & PERIPHERALS--2.6%
            155,600 Dell, Inc. (b).......................     6,147,756
            140,600 EMC Corp. (b)........................     1,927,626
                                                          -------------
                                                              8,075,382
                                                          -------------

                    CONSUMER FINANCE--2.3%
             72,700 American Express Co..................     3,869,821
             64,600 SLM Corp.............................     3,281,680
                                                          -------------
                                                              7,151,501
                                                          -------------

                                                                     VALUE
     SHARES                                                         (NOTE 1)
   ----------------------------------------------------------------------------

                 DIVERSIFIED CONSUMER SERVICES--1.1%
       44,600    Apollo Group, Inc. (Class A) (b)................ $   3,488,612
                                                                  -------------

                 DIVERSIFIED FINANCIAL SERVICES--3.0%
      199,415    Citigroup, Inc..................................     9,218,956
                                                                  -------------

                 DIVERSIFIED TELECOMMUNICATION SERVICES--1.0%
       61,800    Sprint Corp.....................................     1,550,562
       19,400    Telus Corp., (CAD)..............................       681,540
       24,900    Telus Corp. (When-Issued) (b)...................       846,849
                                                                  -------------
                                                                      3,078,951
                                                                  -------------

                 ELECTRONIC EQUIPMENT & INSTRUMENTS--0.5%
        2,940    Samsung Electronics Co., Ltd., (KRW)............     1,394,298
                                                                  -------------

                 ENERGY EQUIPMENT & SERVICES--2.6%
       72,900    Baker Hughes, Inc...............................     3,729,564
       54,700    Schlumberger, Ltd...............................     4,153,918
                                                                  -------------
                                                                      7,883,482
                                                                  -------------

                 FOOD & STAPLES RETAILING--4.3%
       60,400    Sysco Corp......................................     2,185,876
      128,100    Wal-Mart de Mexico S.A. de CV, (MXN)............       519,416
       20,700    Wal-Mart de Mexico S.A. de CV (ADR).............       839,873
      143,900    Wal-Mart Stores, Inc............................     6,935,980
       54,600    Walgreen Co.....................................     2,511,054
                                                                  -------------
                                                                     12,992,199
                                                                  -------------

                 HEALTH CARE EQUIPMENT & SUPPLIES--2.5%
       56,400    Biomet, Inc.....................................     1,953,696
       50,400    Medtronic, Inc..................................     2,610,216
       14,600    St. Jude Medical, Inc. (b)......................       636,706
       41,500    Stryker Corp....................................     1,973,740
        7,900    Zimmer Holdings, Inc. (b).......................       601,743
                                                                  -------------
                                                                      7,776,101
                                                                  -------------

                 HEALTH CARE PROVIDERS & SERVICES--4.6%
       29,200    Caremark Rx, Inc. (b)...........................     1,299,984
      138,800    UnitedHealth Group, Inc.........................     7,237,032
       81,200    WellPoint, Inc. (b).............................     5,654,768
                                                                  -------------
                                                                     14,191,784
                                                                  -------------

                 HOTELS, RESTAURANTS & LEISURE--2.9%
       72,000    Carnival Corp...................................     3,927,600
       91,200    International Game Technology...................     2,567,280
       17,800    MGM Mirage, Inc. (b)............................       704,524
       34,600    Wynn Resorts, Ltd. (b)..........................     1,635,542
                                                                  -------------
                                                                      8,834,946
                                                                  -------------

                 HOUSEHOLD DURABLES--0.4%
       14,500    Harman International Industries, Inc............     1,179,720
                                                                  -------------

                 IT SERVICES--5.0%
      198,800    Accenture, Ltd. (Class A) (b)...................     4,506,796
       54,800    Affiliated Computer Services, Inc. (Class A) (b)     2,800,280
       59,700    Automatic Data Processing, Inc..................     2,505,609
       62,500    First Data Corp.................................     2,508,750

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-158

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                                VALUE
       SHARES                                                  (NOTE 1)
     ---------------------------------------------------------------------

                IT SERVICES--(CONTINUED)
         49,500 Fiserv, Inc. (b)............................ $   2,126,025
         29,300 VeriSign, Inc. (b)..........................       842,668
                                                             -------------
                                                                15,290,128
                                                             -------------

                INDUSTRIAL CONGLOMERATES--4.2%
        245,300 General Electric Co.........................     8,499,645
        148,800 Tyco International, Ltd.....................     4,344,960
                                                             -------------
                                                                12,844,605
                                                             -------------

                INSURANCE--4.5%
         30,000 ACE, Ltd....................................     1,345,500
        118,000 American International Group, Inc...........     6,855,800
         43,800 Genworth Financial, Inc. (Class A)..........     1,324,074
         25,800 Marsh & McLennan Cos., Inc..................       714,660
         45,100 The Hartford Financial Services Group, Inc..     3,372,578
                                                             -------------
                                                                13,612,612
                                                             -------------

                INTERNET & CATALOG RETAIL--0.8%
         32,000 eBay, Inc. (b)..............................     1,056,320
         52,200 IAC/InterActiveCorp. (b)....................     1,255,410
                                                             -------------
                                                                 2,311,730
                                                             -------------

                INTERNET SOFTWARE & SERVICES--1.6%
          6,000 Google, Inc. (Class A) (b)..................     1,764,900
         86,500 Yahoo!, Inc. (b)............................     2,997,225
                                                             -------------
                                                                 4,762,125
                                                             -------------

                MACHINERY--2.3%
         97,700 Danaher Corp................................     5,113,618
         29,600 Deere & Co..................................     1,938,504
                                                             -------------
                                                                 7,052,122
                                                             -------------

                MEDIA--7.3%
        108,500 Comcast Corp. (Special Class A) (b).........     3,249,575
         37,700 EchoStar Communications Corp. (Class A).....     1,136,655
        423,412 Liberty Media Corp. (Class A) (b)...........     4,314,568
        216,500 News Corp. (Class A)........................     3,502,970
         43,400 Rogers Communications, Inc. (Class B).......     1,426,992
         29,800 The E.W. Scripps Co. (Class A)..............     1,454,240
        173,900 Time Warner, Inc. (b).......................     2,905,869
         92,700 Univision Communications, Inc. (Class A) (b)     2,553,885
         52,123 Viacom, Inc. (Class B)......................     1,668,979
                                                             -------------
                                                                22,213,733
                                                             -------------

                METALS & MINING--0.7%
        152,800 BHP Billiton, Ltd., (AUD)...................     2,090,684
                                                             -------------

                MULTILINE RETAIL--3.0%
         35,500 Family Dollar Stores, Inc...................       926,550
         71,300 Kohl's Corp. (b)............................     3,986,383
         80,100 Target Corp.................................     4,358,241
                                                             -------------
                                                                 9,271,174
                                                             -------------

                OIL, GAS & CONSUMABLE FUELS--2.5%
         60,416 Exxon Mobil Corp............................     3,472,107
         17,300 Total S.A., (EUR)...........................     4,050,343
                                                             -------------
                                                                 7,522,450
                                                             -------------

                                                                VALUE
        SHARES                                                 (NOTE 1)
      --------------------------------------------------------------------

                 PERSONAL PRODUCTS--1.0%
          58,300 The Gillette Co........................... $   2,951,729
                                                            -------------

                 PHARMACEUTICALS--2.8%
          42,400 Johnson & Johnson.........................     2,756,000
          91,663 Pfizer, Inc...............................     2,528,066
          54,800 Teva Pharmaceutical Industries, Ltd. (ADR)     1,706,472
          38,600 Wyeth.....................................     1,717,700
                                                            -------------
                                                                8,708,238
                                                            -------------

                 SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT--4.9%
          88,900 Analog Devices, Inc.......................     3,316,859
         103,000 ASML Holding NV (b), (EUR)................     1,609,715
         192,700 Intel Corp................................     5,021,762
          46,400 Marvell Technology Group, Ltd. (b)........     1,765,056
          35,800 Maxim Integrated Products, Inc............     1,367,918
          75,200 Xilinx, Inc...............................     1,917,600
                                                            -------------
                                                               14,998,910
                                                            -------------

                 SOFTWARE--5.2%
          11,300 Electronic Arts, Inc. (b).................       639,693
          16,300 Intuit, Inc. (b)..........................       735,293
          24,700 Mercury Interactive Corp. (b).............       947,492
         351,700 Microsoft Corp............................     8,736,228
         196,500 Oracle Corp. (b)..........................     2,593,800
          65,300 Red Hat, Inc. (b).........................       855,430
          65,500 Symantec Corp. (b)........................     1,423,970
                                                            -------------
                                                               15,931,906
                                                            -------------

                 SPECIALTY RETAIL--3.1%
          44,900 Best Buy Co., Inc.........................     3,077,895
          43,500 Industria de Diseno Textil S.A., (EUR)....     1,116,886
          65,600 PETsMART, Inc.............................     1,990,960
          85,550 The Home Depot, Inc.......................     3,327,895
                                                            -------------
                                                                9,513,636
                                                            -------------

                 THRIFTS & MORTGAGE FINANCE--0.4%
          29,600 Countrywide Financial Corp................     1,142,856
                                                            -------------

                 WIRELESS TELECOMMUNICATION SERVICES--2.4%
          32,500 America Movil S.A. de C.V. (ADR)..........     1,937,325
          89,300 Crown Castle International Corp. (b)......     1,814,576
          72,500 Nextel Communications, Inc. (Class A) (b).     2,342,475
         560,883 Vodafone Group, Plc., (GBP)...............     1,363,690
                                                            -------------
                                                                7,458,066
                                                            -------------
                 Total Common Stocks
                  (Identified Cost $268,286,478)...........   299,119,957
                                                            -------------

      SHORT TERM INVESTMENTS--2.9%
      --------------------------------------------------------------------

                 MUTUAL FUNDS--2.9%
       8,690,732 T. Rowe Price Reserve Investment Fund.....     8,690,732
                                                            -------------
                 Total Short Term Investments
                  (Identified Cost $8,690,732).............     8,690,732
                                                            -------------
                 Total Investments--100.8%
                  (Identified Cost $276,977,210) (a).......   307,810,689
                 Other assets less liabilities.............    (2,402,499)
                                                            -------------
                 TOTAL NET ASSETS--100%.................... $ 305,408,190
                                                            =============


  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-159

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
JUNE 30, 2005 (UNAUDITED)

    ASSETS
      Investments at value........................            $307,810,689
      Receivable for:
       Securities sold............................                 490,658
       Fund shares sold...........................                 214,746
       Dividends and interest.....................                 287,753
       Foreign taxes..............................                  33,270
                                                              ------------
        Total Assets..............................             308,837,116
    LIABILITIES
      Payable for:
       Fund shares redeemed....................... $  278,469
       Securities purchased.......................  2,718,133
       Withholding taxes..........................      4,606
       Due to custodian bank......................    187,135
      Accrued expenses:
       Management fees............................    149,318
       Service and distribution fees..............     19,163
       Other expenses.............................     72,102
                                                   ----------
        Total Liabilities.........................               3,428,926
                                                              ------------
    NET ASSETS....................................            $305,408,190
                                                              ============
      Net assets consist of:
       Capital paid in............................            $308,926,073
       Undistributed net investment income........                 624,136
       Accumulated net realized losses............             (34,972,842)
       Unrealized appreciation (depreciation) on
        investments and foreign currency..........              30,830,823
                                                              ------------
    NET ASSETS....................................            $305,408,190
                                                              ============
    Computation of offering price:
    CLASS A
    Net asset value and redemption price per share
     ($198,990,528 divided by 15,847,094
     shares outstanding)..........................            $      12.56
                                                              ============
    CLASS B
    Net asset value and redemption price per share
     ($78,667,871 divided by 6,285,276 shares
     outstanding).................................            $      12.52
                                                              ============
    CLASS E
    Net asset value and redemption price per share
     ($27,749,791 divided by 2,215,289 shares
     outstanding).................................            $      12.53
                                                              ============
    Identified cost of investments................            $276,977,210
                                                              ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)

     INVESTMENT INCOME
       Dividends...............................              $ 1,226,432(a)
       Interest................................                  491,013
                                                             -----------
                                                               1,717,445
     EXPENSES
       Management fees......................... $   855,384
       Service and distribution fees--Class B..      76,571
       Service and distribution fees--Class E..      20,125
       Directors' fees and expenses............      10,298
       Custodian...............................      91,470
       Audit and tax services..................       8,909
       Legal...................................       5,036
       Printing................................      29,283
       Insurance...............................       2,641
       Miscellaneous...........................       1,883
                                                -----------
       Total expenses before reductions........   1,101,600
       Expense reductions......................      (8,639)
       Management fee waivers..................     (10,873)   1,082,088
                                                -----------  -----------
     NET INVESTMENT INCOME.....................                  635,357
                                                             -----------
     REALIZED AND UNREALIZED GAIN (LOSS)
     Realized gain (loss) on:
       Investments--net........................   4,417,923
       Foreign currency transactions--net......     (13,137)   4,404,786
                                                -----------
     Unrealized appreciation (depreciation) on:
       Investments--net........................  (7,498,865)
       Foreign currency transactions--net......      (4,948)  (7,503,813)
                                                -----------  -----------
     Net gain (loss)...........................               (3,099,027)
                                                             -----------
     NET INCREASE (DECREASE) IN NET ASSETS
      FROM OPERATIONS..........................              $(2,463,670)
                                                             ===========

(a)NET OF FOREIGN TAXES OF $53,845.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-160

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                                      SIX MONTHS
                                                                        ENDED       YEAR ENDED
                                                                       JUNE 30,    DECEMBER 31,
                                                                         2005          2004
                                                                     ------------  ------------
FROM OPERATIONS
  Net investment income............................................. $    635,357  $  1,538,544
  Net realized gain.................................................    4,404,786    10,665,438
  Unrealized appreciation (depreciation)............................   (7,503,813)   12,684,727
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................   (2,463,670)   24,888,709
                                                                     ------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................   (1,114,593)     (359,930)
    Class B.........................................................     (257,787)         (327)
    Class E.........................................................     (115,166)      (32,729)
                                                                     ------------  ------------
  TOTAL DISTRIBUTIONS...............................................   (1,487,546)     (392,986)
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.   34,150,182    61,427,591
                                                                     ------------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................   30,198,966    85,923,314

NET ASSETS
  Beginning of the period...........................................  275,209,224   189,285,910
                                                                     ------------  ------------
  End of the period................................................. $305,408,190  $275,209,224
                                                                     ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $    624,136  $  1,476,325
                                                                     ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                   SIX MONTHS ENDED             YEAR ENDED
                                                                     JUNE 30, 2005           DECEMBER 31, 2004
                                                               ------------------------  ------------------------
                                                                 SHARES          $         SHARES          $
                                                               ----------  ------------  ----------  ------------
CLASS A
  Sales.......................................................  1,824,307  $ 22,494,146   4,003,954  $ 46,763,659
  Reinvestments...............................................     94,217     1,114,593      30,019       359,930
  Redemptions................................................. (1,647,834)  (20,266,419) (3,260,041)  (38,718,159)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................    270,690  $  3,342,320     773,932  $  8,405,430
                                                               ==========  ============  ==========  ============
CLASS B
  Sales.......................................................  2,724,565  $ 33,537,624   4,033,414  $ 47,078,473
  Reinvestments...............................................     21,846       257,787          27           327
  Redemptions.................................................   (309,705)   (3,791,300)   (212,841)   (2,504,391)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................  2,436,706  $ 30,004,111   3,820,600  $ 44,574,409
                                                               ==========  ============  ==========  ============
CLASS E
  Sales.......................................................    234,264  $  2,875,702   1,123,710  $ 13,226,374
  Reinvestments...............................................      9,752       115,166       2,737        32,729
  Redemptions.................................................   (176,741)   (2,187,117)   (411,668)   (4,811,351)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................     67,275  $    803,751     714,779  $  8,447,752
                                                               ==========  ============  ==========  ============
  Increase (decrease) derived from capital share transactions.  2,774,671  $ 34,150,182   5,309,311  $ 61,427,591
                                                               ==========  ============  ==========  ============


                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-161

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS (UNAUDITED)


                                                                                  -----------------------
                                                                                   SIX MONTHS
                                                                                     ENDED
                                                                                    JUNE 30,    ---------
                                                                                      2005        2004
                                                                                  ----------    --------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................  $  12.77     $  11.64
                                                                                   --------     --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income..........................................................      0.03         0.08
  Net realized and unrealized gain (loss) on investments.........................     (0.17)        1.07
                                                                                   --------     --------
  Total from investment operations...............................................     (0.14)        1.15
                                                                                   --------     --------
LESS DISTRIBUTIONS
  Distributions from net investment income.......................................     (0.07)       (0.02)
  Distributions from net realized capital gains..................................      0.00         0.00
                                                                                   --------     --------
  Total distributions............................................................     (0.07)       (0.02)
                                                                                   --------     --------
NET ASSET VALUE, END OF PERIOD...................................................  $  12.56     $  12.77
                                                                                   ========     ========
TOTAL RETURN (%).................................................................      (1.1)(b)      9.9
Ratio of operating expenses to average net assets before expense reductions (%)..      0.71 (c)     0.74
Ratio of operating expenses to average net assets after expense reductions(%) (d)      0.70 (c)     0.73
Ratio of net investment income to average net assets (%).........................      0.52 (c)     0.68
Portfolio turnover rate (%)......................................................        33 (c)       37
Net assets, end of period (000)..................................................  $198,991     $198,913

                                                                                       CLASS A
                                                                                  ---------------------------------------

                                                                                      YEAR ENDED DECEMBER 31,
                                                                                  ---------------------------------------
                                                                                    2003      2002      2001      2000
                                                                                  --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD............................................. $   8.91  $  11.64  $  12.93  $  13.41
                                                                                  --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income..........................................................     0.03      0.02      0.03      0.03
  Net realized and unrealized gain (loss) on investments.........................     2.71     (2.72)    (1.31)    (0.09)
                                                                                  --------  --------  --------  --------
  Total from investment operations...............................................     2.74     (2.70)    (1.28)    (0.06)
                                                                                  --------  --------  --------  --------
LESS DISTRIBUTIONS
  Distributions from net investment income.......................................    (0.01)    (0.03)    (0.01)    (0.02)
  Distributions from net realized capital gains..................................     0.00      0.00      0.00     (0.40)
                                                                                  --------  --------  --------  --------
  Total distributions............................................................    (0.01)    (0.03)    (0.01)    (0.42)
                                                                                  --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD................................................... $  11.64  $   8.91  $  11.64  $  12.93
                                                                                  ========  ========  ========  ========
TOTAL RETURN (%).................................................................     30.8     (23.2)     (9.9)     (0.4)
Ratio of operating expenses to average net assets before expense reductions (%)..     0.79      0.77      0.76      0.78
Ratio of operating expenses to average net assets after expense reductions(%) (d)     0.77      0.76      0.75      0.77
Ratio of net investment income to average net assets (%).........................     0.28      0.22      0.27      0.23
Portfolio turnover rate (%)......................................................       37        49        67        62
Net assets, end of period (000).................................................. $172,315  $127,939  $173,218  $180,072

                                                                 CLASS B
                                              ------------------------------------------     ------------
                                              SIX MONTHS      YEAR ENDED    JULY 30, 2002(A) SIX MONTHS
                                                ENDED        DECEMBER 31,       THROUGH        ENDED
                                               JUNE 30,    ---------------    DECEMBER 31,    JUNE 30,
                                                 2005        2004    2003         2002          2005
                                              ----------   -------  ------  ---------------- ----------
NET ASSET VALUE, BEGINNING OF
 PERIOD......................................  $ 12.72     $ 11.60  $ 8.88       $ 8.96       $ 12.73
                                               -------     -------  ------       ------       -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income......................     0.01        0.05    0.01         0.00          0.02
  Net realized and unrealized gain (loss) on
   investments...............................    (0.16)       1.08    2.72        (0.08)        (0.17)
                                               -------     -------  ------       ------       -------
  Total from investment operations...........    (0.15)       1.13    2.73        (0.08)        (0.15)
                                               -------     -------  ------       ------       -------
LESS DISTRIBUTIONS
  Distributions from net investment income...    (0.05)      (0.01)  (0.01)        0.00         (0.05)
                                               -------     -------  ------       ------       -------
  Total distributions........................    (0.05)      (0.01)  (0.01)        0.00         (0.05)
                                               -------     -------  ------       ------       -------
NET ASSET VALUE, END OF PERIOD...............  $ 12.52     $ 12.72  $11.60       $ 8.88       $ 12.53
                                               =======     =======  ======       ======       =======
TOTAL RETURN (%).............................     (1.2)(b)     9.7    30.8         (0.9)(b)      (1.1)(b)
Ratio of operating expenses to average net
 assets before expense reductions (%)........     0.96 (c)    0.99    1.04         1.02 (c)      0.86 (c)
Ratio of operating expenses to average net
 assets after expense reductions(%) (d)......     0.95 (c)    0.98    1.02         1.01 (c)      0.85 (c)
Ratio of net investment income to average net
 assets (%)..................................     0.29 (c)    0.93    0.06         0.00 (c)      0.37 (c)
Portfolio turnover rate (%)..................       33 (c)      37      37           49            33 (c)
Net assets, end of period (000)..............  $78,668     $48,955  $  325       $    1       $27,750

                                                         CLASS E
                                              -------------------------------------
                                                                        MAY 1, 2001(A)
                                               YEAR ENDED DECEMBER 31,     THROUGH
                                              ------------------------   DECEMBER 31,
                                                2004     2003    2002        2001
                                              -------  -------  ------  --------------
NET ASSET VALUE, BEGINNING OF
 PERIOD...................................... $ 11.61  $  8.90  $11.63      $12.32
                                              -------  -------  ------      ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income......................    0.06     0.01    0.03        0.00
  Net realized and unrealized gain (loss) on
   investments...............................    1.08     2.71   (2.73)      (0.69)
                                              -------  -------  ------      ------
  Total from investment operations...........    1.14     2.72   (2.70)      (0.69)
                                              -------  -------  ------      ------
LESS DISTRIBUTIONS
  Distributions from net investment income...   (0.02)   (0.01)  (0.03)       0.00
                                              -------  -------  ------      ------
  Total distributions........................   (0.02)   (0.01)  (0.03)       0.00
                                              -------  -------  ------      ------
NET ASSET VALUE, END OF PERIOD............... $ 12.73  $ 11.61  $ 8.90      $11.63
                                              =======  =======  ======      ======
TOTAL RETURN (%).............................     9.8     30.6   (23.3)       (5.6)(b)
Ratio of operating expenses to average net
 assets before expense reductions (%)........    0.89     0.94    0.92        0.91 (c)
Ratio of operating expenses to average net
 assets after expense reductions(%) (d)......    0.88     0.92    0.91        0.90 (c)
Ratio of net investment income to average net
 assets (%)..................................    0.56     0.14    0.07        0.75 (c)
Portfolio turnover rate (%)..................      37       37      49          67
Net assets, end of period (000).............. $27,341  $16,646  $3,119      $   23

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIODS LESS THAN ONE YEAR ARE NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.
(d)THE PORTFOLIO HAS ENTERED INTO ARRANGEMENTS WITH CERTAIN BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-162

METROPOLITAN SERIES FUND, INC.

 ZENITH EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

MUTUAL FUNDS--100.0% OF TOTAL NET ASSETS

                                                                   VALUE
    SHARES                                                        (NOTE 1)
  ---------------------------------------------------------------------------

              INVESTMENT COMPANY--100.0%
   27,660,454 Metropolitan Series Fund, Inc., Capital Guardian
               U.S. Equity Portfolio (Class A)................ $ 316,435,591
    1,792,121 Metropolitan Series Fund, Inc., FI Value Leaders
               Portfolio (Class A)............................   315,646,278
   30,461,659 Metropolitan Series Fund, Inc., Jennison Growth
               Portfolio (Class A)............................   332,032,085
                                                               -------------
                                                                 964,113,954
                                                               -------------
              Total Mutual Funds
               (Identified Cost $837,545,894).................   964,113,954
                                                               -------------
              Total Investments--100.0%
               (Identified Cost $837,545,894) (a).............   964,113,954
              Other assets less liabilities...................      (123,421)
                                                               -------------
              TOTAL NET ASSETS--100%.......................... $ 963,990,533
                                                               =============

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-163

METROPOLITAN SERIES FUND, INC.

 ZENITH EQUITY PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
JUNE 30, 2005 (UNAUDITED)

     ASSETS
       Investments at value........................          $ 964,113,954
       Receivable for:
        Securities sold............................                657,328
        Fund shares sold...........................                284,487
                                                             -------------
         Total Assets..............................            965,055,769
     LIABILITIES
       Payable for:
        Fund shares redeemed....................... $941,815
       Accrued expenses:
        Deferred directors fees....................  108,867
        Other expenses.............................   14,554
                                                    --------
         Total Liabilities.........................              1,065,236
                                                             -------------
     NET ASSETS....................................          $ 963,990,533
                                                             =============
       Net assets consist of:
        Capital paid in............................          $ 985,612,435
        Undistributed net investment income........              5,132,509
        Accumulated net realized gains (losses)....           (153,322,471)
        Unrealized appreciation (depreciation) on
         investments...............................            126,568,060
                                                             -------------
     NET ASSETS....................................          $ 963,990,533
                                                             =============
     Computation of offering price:
     CLASS A
     Net asset value and redemption price per share
      ($963,990,533 divided by 2,552,712 shares
      outstanding).................................          $      377.63
                                                             =============
     Identified cost of investments................          $ 837,545,894
                                                             =============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)

        INVESTMENT INCOME
          Dividends...............................         $  5,231,919
                                                           ------------
        EXPENSES
          Directors' fees and expenses............ $    90
          Custodian...............................   8,773
          Audit and tax services..................  15,112
          Legal...................................  17,657
          Miscellaneous...........................   1,646
                                                   -------
          Total expenses..........................               43,278
                                                           ------------
        NET INVESTMENT INCOME.....................            5,188,641
                                                           ------------
        REALIZED AND UNREALIZED GAIN (LOSS)
        Realized gain (loss) on:
          Investments--net........................            8,086,787
        Unrealized appreciation (depreciation) on:
          Investments--net........................          (16,240,286)
                                                           ------------
        Net gain (loss)...........................           (8,153,499)
                                                           ------------
        NET INCREASE (DECREASE) IN NET ASSETS
         FROM OPERATIONS..........................         $ (2,964,858)
                                                           ============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-164

METROPOLITAN SERIES FUND, INC.

 ZENITH EQUITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                                       SIX MONTHS
                                                                         ENDED         YEAR ENDED
                                                                        JUNE 30,      DECEMBER 31,
                                                                          2005            2004
                                                                     --------------  --------------
FROM OPERATIONS
  Net investment income............................................. $    5,188,641  $    9,094,173
  Net realized gain (loss)..........................................      8,086,787      10,642,133
  Unrealized appreciation (depreciation)............................    (16,240,286)     84,922,832
                                                                     --------------  --------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................     (2,964,858)    104,659,138
                                                                     --------------  --------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net Investment Income............................................     (9,105,003)     (4,637,824)
                                                                     --------------  --------------
  TOTAL DISTRIBUTIONS...............................................     (9,105,003)     (4,637,824)
                                                                     --------------  --------------
  FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from sale of shares.....................................     53,470,474     116,072,361
   Reinvestment of distributions....................................      9,105,003       4,637,824
   Cost of shares redeemed..........................................   (115,898,024)   (234,331,764)
                                                                     --------------  --------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.    (53,322,547)   (113,621,579)
                                                                     --------------  --------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................    (65,392,408)    (13,600,265)

NET ASSETS
  Beginning of the period...........................................  1,029,382,941   1,042,983,206
                                                                     --------------  --------------
  End of the period................................................. $  963,990,533  $1,029,382,941
                                                                     ==============  ==============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $    5,132,509  $    9,048,871
                                                                     ==============  ==============
NUMBER OF SHARES OF THE PORTFOLIO:
  Issued from the sale of shares....................................        143,191         330,042
  Issued in reinvestment of distributions...........................         25,337          13,106
  Redeemed..........................................................       (310,715)       (665,411)
                                                                     --------------  --------------
  Net Change........................................................       (142,187)       (322,263)
                                                                     ==============  ==============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-165

METROPOLITAN SERIES FUND, INC.

 ZENITH EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS (UNAUDITED)

                                                                   SIX MONTHS
                                                                     ENDED
                                                                    JUNE 30,      --------------
                                                                      2005             2004
                                                                 ----------       ----------
NET ASSET VALUE, BEGINNING OF PERIOD............................  $ 381.97        $   345.68
                                                                  --------        ----------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income.........................................      2.17              3.44
  Net realized and unrealized gain (loss) on investments........     (2.99)            34.45
                                                                  --------        ----------
  Total from investment operations..............................     (0.82)            37.89
                                                                  --------        ----------
LESS DISTRIBUTIONS
  Distributions from net investment income......................     (3.52)            (1.60)
  Distributions from net realized capital gains.................      0.00              0.00
                                                                  --------        ----------
  Total distributions...........................................     (3.52)            (1.60)
                                                                  --------        ----------
NET ASSET VALUE, END OF PERIOD..................................  $ 377.63        $   381.97
                                                                  ========        ==========
TOTAL RETURN (%)................................................      (0.2)(b)          11.0
Ratio of operating expenses to average net assets before expense
 reductions (%).................................................      0.01 (a)(c)       0.01 (a)
Ratio of operating expenses to average net assets after expense
 reductions (%) (d).............................................        --                --
Ratio of net investment income to average net assets (%)........      1.07 (c)          0.91
Portfolio turnover rate (%).....................................         4 (c)             4
Net assets, end of period (000).................................  $963,991        $1,029,383

                                                                       YEAR ENDED DECEMBER 31,
                                                                 ------------------------------------------------
                                                                      2003        2002       2001        2000
                                                                 ----------     --------  ----------  ----------
NET ASSET VALUE, BEGINNING OF PERIOD............................ $   263.54     $ 338.82  $   411.89  $   434.74
                                                                 ----------     --------  ----------  ----------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income.........................................       1.57         0.79        1.37        5.85
  Net realized and unrealized gain (loss) on investments........      81.36       (75.01)     (68.85)     (26.21)
                                                                 ----------     --------  ----------  ----------
  Total from investment operations..............................      82.93       (74.22)     (67.48)     (20.36)
                                                                 ----------     --------  ----------  ----------
LESS DISTRIBUTIONS
  Distributions from net investment income......................      (0.79)       (1.06)      (5.59)      (0.13)
  Distributions from net realized capital gains.................       0.00         0.00        0.00       (2.36)
                                                                 ----------     --------  ----------  ----------
  Total distributions...........................................      (0.79)       (1.06)      (5.59)      (2.49)
                                                                 ----------     --------  ----------  ----------
NET ASSET VALUE, END OF PERIOD.................................. $   345.68     $ 263.54  $   338.82  $   411.89
                                                                 ==========     ========  ==========  ==========
TOTAL RETURN (%)................................................       31.5        (22.0)      (16.4)       (4.7)
Ratio of operating expenses to average net assets before expense
 reductions (%).................................................       0.01 (a)     0.26        0.69        0.66
Ratio of operating expenses to average net assets after expense
 reductions (%) (d).............................................         --         0.25        0.68        0.65
Ratio of net investment income to average net assets (%)........       0.50         0.23        0.33        1.34
Portfolio turnover rate (%).....................................          6          302         245         272
Net assets, end of period (000)................................. $1,042,983     $888,712  $1,310,358  $1,744,283

(a)THE RATIO OF OPERATING EXPENSES DOES NOT INCLUDE EXPENSES OF INVESTMENT COMPANIES IN WHICH THE PORTFOLIO INVESTS.
(b)PERIODS LESS THAN ONE YEAR ARE NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.
(d)THE PORTFOLIO HAS ENTERED INTO ARRANGEMENTS WITH CERTAIN BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-166

METROPOLITAN SERIES FUND, INC.

 BLACKROCK AGGRESSIVE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS--97.5% OF TOTAL NET ASSETS

                                                                    VALUE
    SHARES                                                         (NOTE 1)
  ----------------------------------------------------------------------------

              AEROSPACE & DEFENSE--1.5%
      204,200 Alliant Techsystems, Inc. (b)..................... $  14,416,520
                                                                 -------------

              BIOTECHNOLOGY--1.9%
      381,500 Charles River Laboratories International, Inc. (b)    18,407,375
                                                                 -------------

              CAPITAL MARKETS--2.6%
      144,300 Nuveen Investments, Inc. (Class A) (c)............     5,428,566
      141,100 T. Rowe Price Group, Inc..........................     8,832,860
       34,800 The Chicago Merchantile Exchange (c)..............    10,283,400
                                                                 -------------
                                                                    24,544,826
                                                                 -------------

              COMMERCIAL BANKS--0.5%
       72,100 City National Corp................................     5,170,291
                                                                 -------------

              COMMERCIAL SERVICES & SUPPLIES--3.8%
      258,400 Cogent, Inc. (b) (c)..............................     7,377,320
      146,200 Equifax, Inc......................................     5,220,802
      211,600 Stericycle, Inc. (b) (c)..........................    10,647,712
      155,900 The Corporate Executive Board Co..................    12,211,647
                                                                 -------------
                                                                    35,457,481
                                                                 -------------

              COMMUNICATIONS EQUIPMENT--4.2%
      378,500 Adtran, Inc.......................................     9,383,015
      518,100 Foundry Networks, Inc. (b) (c)....................     4,471,203
      428,000 Harris Corp.......................................    13,357,880
      360,000 Scientific-Atlanta, Inc...........................    11,977,200
                                                                 -------------
                                                                    39,189,298
                                                                 -------------

              COMPUTERS & PERIPHERALS--2.1%
      375,700 Avid Technology, Inc. (b) (c).....................    20,017,296
                                                                 -------------

              CONSUMER FINANCE--0.7%
      395,100 Providian Financial Corp. (b).....................     6,965,613
                                                                 -------------

              CONTAINERS & PACKAGING--2.5%
      417,300 Owens-Illinois, Inc. (b)..........................    10,453,365
      272,300 Sealed Air Corp. (b)..............................    13,557,817
                                                                 -------------
                                                                    24,011,182
                                                                 -------------

              DIVERSIFIED CONSUMER SERVICES--1.1%
      296,300 Corinthian Colleges, Inc. (b) (c).................     3,783,751
      137,100 Laureate Education, Inc. (b)......................     6,561,606
                                                                 -------------
                                                                    10,345,357
                                                                 -------------

              DIVERSIFIED TELECOMMUNICATION SERVICES--1.8%
      608,500 Amdocs, Ltd. (b)..................................    16,082,655
       36,100 NeuStar, Inc. (Class A) (b).......................       924,160
                                                                 -------------
                                                                    17,006,815
                                                                 -------------

              ELECTRONIC EQUIPMENT & INSTRUMENTS--2.5%
      340,600 Amphenol Corp. (Class A)..........................    13,681,902
      168,800 CDW Corp..........................................     9,636,792
                                                                 -------------
                                                                    23,318,694
                                                                 -------------

                                                                 VALUE
       SHARES                                                   (NOTE 1)
     ----------------------------------------------------------------------

                 ENERGY EQUIPMENT & SERVICES--1.9%
         248,200 ENSCO International, Inc.................... $   8,873,150
         149,300 Noble Corp. (b).............................     9,183,443
                                                              -------------
                                                                 18,056,593
                                                              -------------

                 HEALTH CARE EQUIPMENT & SUPPLIES--6.3%
         216,900 C.R. Bard, Inc..............................    14,426,019
         602,100 Cytyc Corp. (b).............................    13,282,326
         150,500 Fisher Scientific International, Inc. (b)...     9,767,450
          66,700 Kinetic Concepts, Inc. (b)..................     4,002,000
         464,800 PerkinElmer, Inc............................     8,784,720
         252,800 Varian Medical Systems, Inc. (b)............     9,437,024
                                                              -------------
                                                                 59,699,539
                                                              -------------

                 HEALTH CARE PROVIDERS & SERVICES--10.8%
          57,000 Aetna, Inc..................................     4,720,740
         326,900 Caremark Rx, Inc. (b).......................    14,553,588
         497,700 Community Health Systems, Inc. (b)..........    18,808,083
         139,300 Coventry Health Care, Inc. (b)..............     9,855,475
         303,200 Medco Health Solutions, Inc. (b)............    16,178,752
         260,800 Omnicare, Inc...............................    11,065,744
         202,600 Triad Hospitals, Inc. (b)...................    11,070,064
         227,800 WellPoint, Inc. (b).........................    15,863,992
                                                              -------------
                                                                102,116,438
                                                              -------------

                 HOTELS, RESTAURANTS & LEISURE--5.1%
         283,200 GTECH Holdings Corp.........................     8,280,768
         194,600 Marriott International, Inc. (Class A)......    13,275,612
         218,900 Orient Express Hotels, Ltd..................     6,932,563
         382,800 Ruby Tuesday, Inc. (c)......................     9,914,520
         166,000 Starwood Hotels & Resorts Worldwide, Inc.
                  (Class B)..................................     9,722,620
                                                              -------------
                                                                 48,126,083
                                                              -------------

                 IT SERVICES--6.7%
         303,600 Alliance Data Systems Corp. (b).............    12,314,016
         132,500 CACI International, Inc. (Class A) (b)......     8,368,700
         955,900 Ceridian Corp. (b)..........................    18,620,932
         300,600 Syniverse Holdings, Inc. (b)................     4,208,400
         669,200 VeriSign, Inc. (b)..........................    19,246,192
                                                              -------------
                                                                 62,758,240
                                                              -------------

                 INTERNET & CATALOG RETAIL--1.3%
         359,800 MSC Industrial Direct Co. (Class A).........    12,143,250
                                                              -------------

                 LEISURE EQUIPMENT & PRODUCTS--1.1%
         514,300 Marvel Enterprises, Inc. (b) (c)............    10,141,996
                                                              -------------

                 MACHINERY--1.8%
         392,700 Pentair, Inc................................    16,811,487
                                                              -------------

                 MEDIA--3.8%
         632,100 CKX, Inc....................................     8,131,966
         182,000 Getty Images, Inc. (b) (c)..................    13,515,320
         501,800 Univision Communications, Inc. (Class A) (b)    13,824,590
                                                              -------------
                                                                 35,471,876
                                                              -------------

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-167

METROPOLITAN SERIES FUND, INC.

 BLACKROCK AGGRESSIVE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                                VALUE
       SHARES                                                  (NOTE 1)
     ---------------------------------------------------------------------

                 METALS & MINING--2.9%
         337,000 CONSOL Energy, Inc......................... $  18,056,460
         236,800 Massey Energy Co. (c)......................     8,932,096
                                                             -------------
                                                                26,988,556
                                                             -------------

                 OIL, GAS & CONSUMABLE FUELS--4.7%
         492,100 EOG Resources, Inc.........................    27,951,280
         413,800 Newfield Exploration Co. (b)...............    16,506,482
                                                             -------------
                                                                44,457,762
                                                             -------------

                 PHARMACEUTICALS--1.5%
         426,200 Shire Pharmaceuticals Group, Plc. (ADR) (c)    13,979,360
                                                             -------------

                 SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT--4.7%
         703,800 Altera Corp. (b)...........................    13,949,316
         335,700 Lam Research Corp. (b) (c).................     9,715,158
         297,500 Linear Technology Corp.....................    10,915,275
         453,000 National Semiconductor Corp................     9,979,590
                                                             -------------
                                                                44,559,339
                                                             -------------

                 SOFTWARE--5.4%
         364,600 Adobe Systems, Inc.........................    10,434,852
         161,800 Mercury Interactive Corp...................     6,206,648
         485,900 NAVTEQ (b).................................    18,065,762
         116,600 Salesforce.com, Inc. (b) (c)...............     2,387,968
         569,128 VERITAS Software Corp. (b).................    13,886,723
                                                             -------------
                                                                50,981,953
                                                             -------------

                 SPECIALTY RETAIL--8.2%
         282,400 Aeropostale, Inc. (b)......................     9,488,640
         317,500 Bed Bath & Beyond, Inc. (b)................    13,265,150
         523,800 Chico's FAS, Inc. (b)......................    17,955,864
         363,800 Foot Locker, Inc...........................     9,902,636

                                                              VALUE
          SHARES                                             (NOTE 1)
       -----------------------------------------------------------------

                    SPECIALTY RETAIL--(CONTINUED)
            327,849 Staples, Inc.......................... $   6,989,741
            488,500 Williams-Sonoma, Inc. (b).............    19,329,945
                                                           -------------
                                                              76,931,976
                                                           -------------

                    TEXTILES, APPAREL & LUXURY GOODS--1.9%
            225,000 Coach, Inc. (b).......................     7,553,250
            454,800 The Warnaco Group, Inc. (b) (c).......    10,574,100
                                                           -------------
                                                              18,127,350
                                                           -------------

                    WIRELESS TELECOMMUNICATION SERVICES--4.2%
            781,800 American Tower Corp. (Class A) (b) (c)    16,433,436
            919,800 Nextel Partners, Inc. (Class A) (b)...    23,151,366
                                                           -------------
                                                              39,584,802
                                                           -------------
                    Total Common Stocks
                     (Identified Cost $754,556,858).......   919,787,348
                                                           -------------

       SHORT TERM INVESTMENTS--1.2%
           FACE
          AMOUNT
       -----------------------------------------------------------------

                    DISCOUNT NOTES--1.2%
       $ 10,900,000 Federal Home Loan Bank
                     2.650%, 07/01/05.....................    10,900,000
                                                           -------------
                    Total Short Term Investments
                     (Identified Cost $10,900,000)........    10,900,000
                                                           -------------
                    Total Investments--98.7%
                     (Identified Cost $765,456,858) (a)...   930,687,348
                    Other assets less liabilities.........    12,659,832
                                                           -------------
                    TOTAL NET ASSETS--100%................ $ 943,347,180
                                                           =============

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-168

METROPOLITAN SERIES FUND, INC.

 BLACKROCK AGGRESSIVE GROWTH PORTFOLIO

STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
JUNE 30, 2005 (UNAUDITED)

    ASSETS
      Investments at value.....................             $  930,687,348
      Cash.....................................                      7,978
      Collateral for securities loaned.........                 96,083,178
      Receivable for:
       Securities sold.........................                 19,406,503
       Fund shares sold........................                    153,926
       Dividends and interest..................                     94,246
                                                            --------------
        Total Assets...........................              1,046,433,179
    LIABILITIES
      Payable for:
       Fund shares redeemed.................... $   820,521
       Securities purchased....................   5,436,620
       Return of collateral for securities
        loaned.................................  96,083,178
      Accrued expenses:
       Management fees.........................     565,589
       Service and distribution fees...........       3,548
       Other expenses..........................     176,543
                                                -----------
        Total Liabilities......................                103,085,999
                                                            --------------
    NET ASSETS.................................             $  943,347,180
                                                            ==============
      Net assets consist of:
       Capital paid in.........................             $1,144,071,272
       Undistributed net investment loss.......                 (1,869,515)
       Accumulated net realized losses.........               (364,085,067)
       Unrealized appreciation (depreciation)
        on investments.........................                165,230,490
                                                            --------------
    NET ASSETS.................................             $  943,347,180
                                                            ==============
    Computation of offering price:
    CLASS A
    Net asset value and redemption price per
     share ($919,163,858 divided by
     44,288,541 shares outstanding)............             $        20.75
                                                            ==============
    CLASS B
    Net asset value and redemption price per
     share ($7,303,487 divided by 367,215
     shares outstanding).......................             $        19.89
                                                            ==============
    CLASS E
    Net asset value and redemption price per
     share ($16,879,835 divided by
     817,200 shares outstanding)...............             $        20.66
                                                            ==============
    Identified cost of investments.............             $  765,456,858
                                                            ==============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)

     INVESTMENT INCOME
       Dividends...............................             $  1,512,026(a)
       Interest................................                  255,430(b)
                                                            ------------
                                                               1,767,456
     EXPENSES
       Management fees......................... $3,368,576
       Service and distribution fees--Class B..      6,918
       Service and distribution fees--Class E..     12,491
       Directors' fees and expenses............     10,290
       Custodian...............................    101,217
       Audit and tax services..................     11,719
       Legal...................................     17,685
       Printing................................    125,708
       Insurance...............................     10,462
       Miscellaneous...........................      7,145
                                                ----------
       Total expenses before reductions........  3,672,211
       Expense reductions......................    (35,240)    3,636,971
                                                ----------  ------------
     NET INVESTMENT INCOME (LOSS)..............               (1,869,515)
                                                            ------------
     REALIZED AND UNREALIZED GAIN (LOSS)
     Realized gain (loss) on:
       Investments--net........................               44,924,063
     Unrealized appreciation (depreciation) on:
       Investments--net........................              (22,419,797)
                                                            ------------
     Net gain (loss)...........................               22,504,266
                                                            ------------
     NET INCREASE (DECREASE) IN NET ASSETS
      FROM OPERATIONS..........................             $ 20,634,751
                                                            ============

(a)NET OF FOREIGN TAXES OF $5,361.
(b)INCLUDES INCOME ON SECURITIES LOANED OF $37,633.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-169

METROPOLITAN SERIES FUND, INC.

 BLACKROCK AGGRESSIVE GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                                      SIX MONTHS
                                                                        ENDED       YEAR ENDED
                                                                       JUNE 30,    DECEMBER 31,
                                                                         2005          2004
                                                                     ------------  ------------
FROM OPERATIONS
  Net investment loss............................................... $ (1,869,515) $ (3,534,126)
  Net realized gain.................................................   44,924,063   130,549,598
  Unrealized depreciation...........................................  (22,419,797)  (13,231,417)
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................   20,634,751   113,784,055
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.  (54,081,212)  (75,173,373)
                                                                     ------------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................  (33,446,461)   38,610,682

NET ASSETS
  Beginning of the period...........................................  976,793,641   938,182,959
                                                                     ------------  ------------
  End of the period................................................. $943,347,180  $976,793,641
                                                                     ============  ============
UNDISTRIBUTED NET INVESTMENT LOSS
  End of the period................................................. $ (1,869,515) $          0
                                                                     ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                   SIX MONTHS ENDED              YEAR ENDED
                                                                     JUNE 30, 2005           DECEMBER 31, 2004
                                                               ------------------------  -------------------------
                                                                 SHARES          $         SHARES          $
                                                               ----------  ------------  ----------  -------------
CLASS A
  Sales.......................................................  1,344,626  $ 26,843,115   1,487,380  $  27,187,174
  Redemptions................................................. (4,130,436)  (82,481,130) (6,050,901)  (110,829,555)
                                                               ----------  ------------  ----------  -------------
  Net increase (decrease)..................................... (2,785,810) $(55,638,015) (4,563,521) $ (83,642,381)
                                                               ==========  ============  ==========  =============
CLASS B
  Sales.......................................................    182,210  $  3,482,288     226,300  $   3,970,375
  Redemptions.................................................    (28,999)     (557,109)    (12,296)      (212,475)
                                                               ----------  ------------  ----------  -------------
  Net increase (decrease).....................................    153,211  $  2,925,179     214,004  $   3,757,900
                                                               ==========  ============  ==========  =============
CLASS E
  Sales.......................................................     56,723  $  1,117,658     582,858  $  10,654,247
  Redemptions.................................................   (125,290)   (2,486,035)   (327,422)    (5,943,139)
                                                               ----------  ------------  ----------  -------------
  Net increase (decrease).....................................    (68,567) $ (1,368,377)    255,436  $   4,711,108
                                                               ==========  ============  ==========  =============
  Increase (decrease) derived from capital share transactions. (2,701,166) $(54,081,212) (4,094,081) $ (75,173,373)
                                                               ==========  ============  ==========  =============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-170

METROPOLITAN SERIES FUND, INC.

 BLACKROCK AGGRESSIVE GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS (UNAUDITED)


                                                                                -----------------------
                                                                                 SIX MONTHS
                                                                                   ENDED
                                                                                  JUNE 30,    ---------
                                                                                    2005        2004
                                                                                ----------    --------
NET ASSET VALUE, BEGINNING OF PERIOD...........................................  $  20.28     $  17.95
                                                                                 --------     --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss).................................................     (0.04)       (0.07)
  Net realized and unrealized gain (loss) on investments.......................      0.51         2.40
                                                                                 --------     --------
  Total from investment operations.............................................      0.47         2.33
                                                                                 --------     --------
LESS DISTRIBUTIONS
  Distributions from net investment income.....................................      0.00         0.00
  Distributions from net realized capital gains................................      0.00         0.00
                                                                                 --------     --------
  Total distributions..........................................................      0.00         0.00
                                                                                 --------     --------
NET ASSET VALUE, END OF PERIOD.................................................  $  20.75     $  20.28
                                                                                 ========     ========
TOTAL RETURN (%)...............................................................       2.3 (b)     13.0
Ratio of operating expenses to average net assets before expense reductions (%)      0.79 (c)     0.79
Ratio of operating expenses to average net assets after expense
 reductions (%) (d)............................................................      0.78 (c)     0.78
Ratio of net investment income (loss) to average net assets (%)................     (0.40)(c)    (0.38)
Portfolio turnover rate (%)....................................................        70 (c)       95
Net assets, end of period (000)................................................  $919,164     $954,736

                                                                                       CLASS A
                                                                                -------------------------------------------

                                                                                      YEAR ENDED DECEMBER 31,
                                                                                -------------------------------------------
                                                                                  2003      2002       2001        2000
                                                                                --------  --------  ----------  ----------
NET ASSET VALUE, BEGINNING OF PERIOD........................................... $  12.75  $  17.88  $    31.59  $    38.45
                                                                                --------  --------  ----------  ----------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss).................................................    (0.06)    (0.03)      (0.02)      (0.04)
  Net realized and unrealized gain (loss) on investments.......................     5.26     (5.10)      (6.73)      (1.98)
                                                                                --------  --------  ----------  ----------
  Total from investment operations.............................................     5.20     (5.13)      (6.75)      (2.02)
                                                                                --------  --------  ----------  ----------
LESS DISTRIBUTIONS
  Distributions from net investment income.....................................     0.00      0.00       (0.01)       0.00
  Distributions from net realized capital gains................................     0.00      0.00       (6.95)      (4.84)
                                                                                --------  --------  ----------  ----------
  Total distributions..........................................................     0.00      0.00       (6.96)      (4.84)
                                                                                --------  --------  ----------  ----------
NET ASSET VALUE, END OF PERIOD................................................. $  17.95  $  12.75  $    17.88  $    31.59
                                                                                ========  ========  ==========  ==========
TOTAL RETURN (%)...............................................................     40.8     (28.7)      (23.8)       (7.6)
Ratio of operating expenses to average net assets before expense reductions (%)     0.81      0.79        0.77        0.73
Ratio of operating expenses to average net assets after expense
 reductions (%) (d)............................................................     0.79      0.77        0.76        0.72
Ratio of net investment income (loss) to average net assets (%)................    (0.38)    (0.18)      (0.11)      (0.12)
Portfolio turnover rate (%)....................................................       98       134         150         170
Net assets, end of period (000)................................................ $926,897  $687,325  $1,069,246  $1,501,072

                                                                   CLASS B                                    CLASS E
                                                        --------------------------     --------------------------------------
                                                        SIX MONTHS   APRIL 26, 2004(A) SIX MONTHS
                                                          ENDED           THROUGH        ENDED       YEAR ENDED DECEMBER 31,
                                                         JUNE 30,      DECEMBER 31,     JUNE 30,    ------------------------
                                                           2005            2004           2005        2004     2003    2002
                                                        ----------   ----------------- ----------   -------  -------  ------
NET ASSET VALUE, BEGINNING OF PERIOD...................   $19.46          $18.12        $ 20.20     $ 17.90  $ 12.74  $17.88
                                                          ------          ------        -------     -------  -------  ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss).........................    (0.05)          (0.03)         (0.06)      (0.09)   (0.04)  (0.01)
  Net realized and unrealized gain (loss) on
   investments.........................................     0.48            1.37           0.52        2.39     5.20   (5.13)
                                                          ------          ------        -------     -------  -------  ------
  Total from investment operations.....................     0.43            1.34           0.46        2.30     5.16   (5.14)
                                                          ------          ------        -------     -------  -------  ------
NET ASSET VALUE, END OF PERIOD.........................   $19.89          $19.46        $ 20.66     $ 20.20  $ 17.90  $12.74
                                                          ======          ======        =======     =======  =======  ======
TOTAL RETURN (%).......................................      2.2 (b)         7.4 (b)        2.3 (b)    12.8     40.6   (28.8)
Ratio of operating expenses to average net assets
 before expense reductions (%).........................     1.04 (c)        1.04 (c)       0.94 (c)    0.94     0.96    0.94
Ratio of operating expenses to average net assets after
 expense reductions (%) (d)............................     1.03 (c)        1.03 (c)       0.93 (c)    0.93     0.94    0.92
Ratio of net investment income (loss) to average net
 assets (%)............................................    (0.65)(c)       (0.56)(c)      (0.55)(c)   (0.52)   (0.52)  (0.24)
Portfolio turnover rate (%)............................       70 (c)          95             70 (c)      95       98     134
Net assets, end of period (000)........................   $7,303          $4,165        $16,880     $17,893  $11,286  $1,361

                                                        -----------
                                                        MAY 1, 2001(A)
                                                           THROUGH
                                                         DECEMBER 31,
                                                             2001
                                                        --------------
NET ASSET VALUE, BEGINNING OF PERIOD...................     $20.66
                                                            ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss).........................      (0.02)
  Net realized and unrealized gain (loss) on
   investments.........................................      (2.76)
                                                            ------
  Total from investment operations.....................      (2.78)
                                                            ------
NET ASSET VALUE, END OF PERIOD.........................     $17.88
                                                            ======
TOTAL RETURN (%).......................................      (13.4)(b)
Ratio of operating expenses to average net assets
 before expense reductions (%).........................       0.92 (c)
Ratio of operating expenses to average net assets after
 expense reductions (%) (d)............................       0.91 (c)
Ratio of net investment income (loss) to average net
 assets (%)............................................      (0.12)(c)
Portfolio turnover rate (%)............................        150
Net assets, end of period (000)........................     $  0.1

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIODS LESS THAN ONE YEAR ARE NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.
(d)THE PORTFOLIO HAS ENTERED INTO ARRANGEMENTS WITH CERTAIN BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-171

METROPOLITAN SERIES FUND, INC.

 FI MID CAP OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS--100.0% OF TOTAL NET ASSETS

                                                                     VALUE
     SHARES                                                         (NOTE 1)
   ----------------------------------------------------------------------------

                 AEROSPACE & DEFENSE--2.0%
       27,500    ARGON ST, Inc. (b) (c).......................... $     976,250
      333,600    Empresa Brasileira de Aeronautica S.A. (ADR) (c)    11,032,152
       96,300    Essex Corp. (b) (c).............................     2,203,344
       63,000    L-3 Communications Holdings, Inc................     4,824,540
                                                                  -------------
                                                                     19,036,286
                                                                  -------------

                 AIRLINES--0.4%
      328,360    WestJet Airlines, Ltd., (CAD)...................     3,656,779
                                                                  -------------

                 AUTOMOBILES--1.1%
      121,703    Renault S.A. (c), (EUR).........................    10,692,554
                                                                  -------------

                 BEVERAGES--0.9%
      147,100    Molson Coors Brewing Co.........................     9,120,200
                                                                  -------------

                 BIOTECHNOLOGY--1.4%
      324,862    Neurocrine Biosciences, Inc. (b) (c)............    13,663,696
                                                                  -------------

                 BUSINESS SERVICES--0.1%
      156,300    Service Corp. International.....................     1,253,526
                                                                  -------------

                 CAPITAL MARKETS--2.1%
      238,550    Archipelago Holdings, Inc. (b) (c)..............     9,301,064
      141,200    Greenhill & Co., Inc. (c).......................     5,720,012
      232,000    Lazard, Ltd. (b) (c)............................     5,394,000
                                                                  -------------
                                                                     20,415,076
                                                                  -------------

                 CHEMICALS--7.0%
      362,000    Monsanto Co.....................................    22,758,940
      774,400    Mosaic Co. (b) (c)..............................    12,049,664
      120,370    Potash Corp. of Saskatchewan, Inc. (c), (CAD)...    11,485,087
      215,930    Potash Corp. of Saskatchewan, Inc. (c)..........    20,638,590
       92,200    Wellman, Inc. (c)...............................       939,518
                                                                  -------------
                                                                     67,871,799
                                                                  -------------

                 COMMERCIAL SERVICES & SUPPLIES--1.5%
      829,200    Knoll, Inc. (b) (c).............................    14,187,612
                                                                  -------------

                 COMMUNICATIONS EQUIPMENT--7.4%
      299,400    Comverse Technology, Inc. (b) (c)...............     7,080,810
       51,700    Harris Corp. (c)................................     1,613,557
      976,300    Motorola, Inc. (c)..............................    17,827,238
    1,287,700    Nokia Corp. (ADR)...............................    21,427,328
      325,508    Research In Motion, Ltd. (b) (c)................    24,006,215
                                                                  -------------
                                                                     71,955,148
                                                                  -------------

                 CONSTRUCTION & ENGINEERING--1.3%
      211,800    Fluor Corp. (c).................................    12,197,562
                                                                  -------------

                 CONSTRUCTION MATERIALS--1.9%
       58,600    Cemex S.A. de C.V. (ADR)........................     2,485,812
       13,500    Martin Marietta Materials, Inc..................       933,120
      267,900    Texas Industries, Inc. (c)......................    15,064,017
                                                                  -------------
                                                                     18,482,949
                                                                  -------------

                                                                  VALUE
     SHARES                                                      (NOTE 1)
   -------------------------------------------------------------------------

              DIVERSIFIED CONSUMER SERVICES--3.4%
      504,974 Career Education Corp. (b) (c).................. $  18,487,098
      282,000 DeVry, Inc. (b) (c).............................     5,611,800
      269,400 Universal Technical Institute, Inc. (b).........     8,944,080
                                                               -------------
                                                                  33,042,978
                                                               -------------

              DIVERSIFIED FINANCIAL SERVICES--2.4%
      847,834 Calamos Asset Management, Inc. (c)..............    23,094,998
                                                               -------------

              DIVERSIFIED TELECOMMUNICATION SERVICES--9.8%
    1,445,390 Citizens Communications Co. (c).................    19,426,041
    1,046,300 Hutchison Telecommunications International, Ltd.
               (ADR) (b)......................................    15,631,722
       71,400 NeuStar, Inc. (Class A) (b).....................     1,827,840
      253,304 NTL, Inc. (b) (c)...............................    17,331,060
      275,200 Philippine Long Distance Telephone Co.
               (ADR) (b) (c)..................................     7,994,560
    1,323,100 Sprint Corp.....................................    33,196,579
                                                               -------------
                                                                  95,407,802
                                                               -------------

              ELECTRONIC EQUIPMENT & INSTRUMENTS--1.0%
        9,600 Agilent Technologies, Inc. (b) (c)..............       220,992
          800 FLIR Systems, Inc. (b)..........................        23,872
      941,999 Symbol Technologies, Inc. (c)...................     9,297,530
                                                               -------------
                                                                   9,542,394
                                                               -------------

              ENERGY EQUIPMENT & SERVICES--10.4%
       65,400 Cooper Cameron Corp. (b) (c)....................     4,058,070
      228,900 Diamond Offshore Drilling, Inc. (c).............    12,230,127
      116,900 GlobalSantaFe Corp..............................     4,769,520
      605,870 Grant Prideco, Inc. (b) (c).....................    16,025,261
      546,246 National-Oilwell Varco, Inc. (b) (c)............    25,968,535
      163,900 Noble Corp. (b).................................    10,081,489
      157,700 Seacor Smit, Inc. (b) (c).......................    10,140,110
      294,008 Weatherford International, Ltd. (b) (c).........    17,046,584
                                                               -------------
                                                                 100,319,696
                                                               -------------

              FOOD & STAPLES RETAILING--2.9%
    1,242,710 Safeway, Inc. (b) (c)...........................    28,072,818
                                                               -------------

              HEALTH CARE EQUIPMENT & SUPPLIES--2.7%
      175,000 Cyberonics, Inc. (b) (c)........................     7,593,250
      832,073 Cytyc Corp. (b).................................    18,355,530
                                                               -------------
                                                                  25,948,780
                                                               -------------

              HEALTH CARE PROVIDERS & SERVICES--0.2%
       43,100 Health Net, Inc. (b) (c)........................     1,644,696
                                                               -------------

              HOTELS, RESTAURANTS & LEISURE--3.4%
        2,600 Las Vegas Sands Corp. (b) (c)...................        92,950
      652,600 Royal Caribbean Cruises, Ltd. (c)...............    31,559,736
      282,720 Sportingbet, Plc., (GBP)........................     1,652,756
                                                               -------------
                                                                  33,305,442
                                                               -------------

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-172

METROPOLITAN SERIES FUND, INC.

 FI MID CAP OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                               VALUE
         SHARES                                               (NOTE 1)
       ------------------------------------------------------------------

                  HOUSEHOLD DURABLES--5.7%
          672,699 Harman International Industries, Inc. (c) $  54,730,791
                                                            -------------

                  IT SERVICES--0.6%
          292,500 Wright Express Corp. (b).................     5,402,475
                                                            -------------

                  INDUSTRIAL CONGLOMERATES--0.2%
           89,199 Smiths Group, Plc., (GBP)................     1,467,756
                                                            -------------

                  INTERNET SOFTWARE & SERVICES--2.4%
        1,180,400 Arbinet Thexchange, Inc. (c).............     7,908,680
          101,300 Cogent Communications Group, Inc. (c) (c)       672,632
           33,300 Google, Inc. (Class A) (b) (c)...........     9,795,195
          105,400 Openwave Systems, Inc. (b) (c)...........     1,728,560
          154,500 Sohu.com, Inc. (b).......................     3,386,640
                                                            -------------
                                                               23,491,707
                                                            -------------

                  LEISURE EQUIPMENT & PRODUCTS--2.0%
          732,270 Eastman Kodak Co. (c)....................    19,661,450
                                                            -------------

                  MACHINERY--0.4%
          126,300 Flowserve Corp. (b) (c)..................     3,821,838
                                                            -------------

                  MARINE--0.3%
          133,500 Diana Shipping, Inc. (c).................     1,954,440
           68,700 DryShips, Inc. (b) (c)...................     1,134,237
                                                            -------------
                                                                3,088,677
                                                            -------------

                  MEDIA--4.7%
          193,100 Getty Images, Inc. (b) (c)...............    14,339,606
          223,100 Omnicom Group, Inc. (c)..................    17,816,766
          550,600 Salem Communications Corp.
                   (Class A) (b) (c).......................    10,923,904
          185,400 The DIRECTV Group, Inc. (b) (c)..........     2,873,700
                                                            -------------
                                                               45,953,976
                                                            -------------

                  METALS & MINING--3.3%
          421,100 Newmont Mining Corp......................    16,435,533
          436,200 Novelis, Inc. (c), (CAD).................    11,057,138
          192,562 Novelis, Inc.............................     4,944,992
                                                            -------------
                                                               32,437,663
                                                            -------------

                  OIL, GAS & CONSUMABLE FUELS--3.4%
           35,200 Ashland, Inc. (b)........................     2,529,824
          255,200 Goodrich Peteroleum Corp. (b) (c)........     5,252,016
            9,600 Peabody Energy Corp. (c).................       499,584
          172,200 Pioneer Natural Resources Co. (c)........     7,246,176
          368,900 Tesoro Petroleum Corp. (c)...............    17,161,228
                                                            -------------
                                                               32,688,828
                                                            -------------

                                                                  VALUE
      SHARES                                                     (NOTE 1)
    ------------------------------------------------------------------------

                ROAD & RAIL--1.3%
        132,300 Burlington Northern Santa Fe Corp. (c)....... $   6,228,684
        217,000 Norfolk Southern Corp. (c)...................     6,718,320
                                                              -------------
                                                                 12,947,004
                                                              -------------

                SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT--0.8%
         47,800 NVIDIA Corp. (b) (c).........................     1,277,216
        124,900 Silicon Laboratories, Inc. (b) (c)...........     3,273,629
        418,600 Skyworks Solutions, Inc. (b) (c).............     3,085,082
                                                              -------------
                                                                  7,635,927
                                                              -------------

                SPECIALTY RETAIL--2.8%
        134,800 Aeropostale, Inc. (b) (c)....................     4,529,280
          9,600 Chico's FAS, Inc. (b) (c)....................       329,088
         76,500 Gamestop Corp. (Class A) (b) (c).............     2,502,315
        576,400 Tiffany & Co. (c)............................    18,882,864
          9,600 Urban Outfitters, Inc. (b) (c)...............       544,224
                                                              -------------
                                                                 26,787,771
                                                              -------------

                TELECOMMUNICATIONS--0.1%
         22,178 Orascom Telecom Holding S.A.E (b) (c)........     1,115,332
                                                              -------------

                WIRELESS TELECOMMUNICATION SERVICES--8.7%
      1,354,300 American Tower Corp. (Class A) (b) (c).......    28,467,386
        179,100 Crown Castle International Corp. (b).........     3,639,312
      1,628,760 Nextel Communications, Inc.
                 (Class A) (b) (c)...........................    52,625,236
                                                              -------------
                                                                 84,731,934
                                                              -------------
                Total Common Stocks
                 (Identified Cost $910,863,378)..............   968,875,920
                                                              -------------

    SHORT TERM INVESTMENTS--0.9%
       FACE
      AMOUNT
    ------------------------------------------------------------------------

                REPURCHASE AGREEMENT--0.9%
    $ 8,722,000 State Street Corp. Repurchase Agreement dated
                 06/30/05 at 0.90% to be repurchased at
                 $8,722,218 on 07/01/05, collateralized by
                 $8,880,000 U.S. Treasury Note 3.625% due
                 1/15/10 with a value of $8,984,598.......... $   8,722,000
                                                              -------------
                Total Short Term Investments
                 (Identified Cost $8,722,000)................     8,722,000
                                                              -------------
                Total Investments--100.9%
                 (Identified Cost $919,585,378) (a)..........   977,597,920
                Other assets less liabilities................    (8,344,065)
                                                              -------------
                TOTAL NET ASSETS--100%....................... $ 969,253,855
                                                              =============

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-173

METROPOLITAN SERIES FUND, INC.

 FI MID CAP OPPORTUNITIES PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
JUNE 30, 2005 (UNAUDITED)

     ASSETS
       Investments at value..................              $  977,597,920
       Cash..................................                         979
       Foreign cash at value
        (Identified cost $32 )...............                          34
       Collateral for securities loaned......                 177,196,373
       Receivable for:
        Securities sold......................                  12,335,425
        Fund shares sold.....................                     293,272
        Dividends and interest...............                     684,904
                                                           --------------
         Total Assets........................               1,168,108,907
     LIABILITIES
       Payable for:
        Fund shares redeemed................. $    575,945
        Securities purchased.................   20,278,532
        Withholding taxes....................       29,738
        Return of collateral for securities
         loaned..............................  177,196,373
       Accrued expenses:
        Management fees......................      543,346
        Service and distribution fees........       13,012
        Deferred directors fees..............        1,738
        Other expenses.......................      216,368
                                              ------------
         Total Liabilities...................                 198,855,052
                                                           --------------
     NET ASSETS..............................              $  969,253,855
                                                           ==============
       Net assets consist of:
        Capital paid in......................              $1,697,835,144
        Undistributed net investment income
         (loss)..............................                     607,027
        Accumulated net realized gains
         (losses)............................                (787,200,860)
        Unrealized appreciation
         (depreciation) on investments and
         foreign currency....................                  58,012,544
                                                           --------------
     NET ASSETS..............................              $  969,253,855
                                                           ==============
     Computation of offering price:
     CLASS A
     Net asset value and redemption price per
      share ($890,637,372 divided by
      56,047,461 shares outstanding).........              $        15.89
                                                           ==============
     CLASS B
     Net asset value and redemption price per
      share ($41,209,630 divided by
      2,641,508 shares outstanding)..........              $        15.60
                                                           ==============
     CLASS E
     Net asset value and redemption price per
      share ($37,406,853 divided by
      2,376,714 shares outstanding)..........              $        15.74
                                                           ==============
     Identified cost of investments..........              $  919,585,378
                                                           ==============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)

    INVESTMENT INCOME
      Dividends...............................               $  3,848,068(a)
      Interest................................                    179,409(b)
                                                             ------------
                                                                4,027,477
    EXPENSES
      Management fees......................... $  3,293,186
      Service and distribution fees--Class B..       46,981
      Service and distribution fees--Class E..       28,297
      Directors' fees and expenses............       10,217
      Custodian...............................      151,891
      Audit and tax services..................       11,600
      Legal...................................       38,243
      Printing................................      116,390
      Insurance...............................       10,713
      Miscellaneous...........................        7,488
                                               ------------
      Total expenses before reductions........    3,715,006
      Expense reductions......................     (294,801)    3,420,205
                                               ------------  ------------
    NET INVESTMENT INCOME (LOSS)..............                    607,272
                                                             ------------
    REALIZED AND UNREALIZED GAIN (LOSS)
    Realized gain (loss) on:
      Investments--net........................   37,665,580
      Foreign currency transactions--net......        7,235    37,672,815
                                               ------------
    Unrealized appreciation (depreciation) on:
      Investments--net........................  (67,758,776)
      Foreign currency transactions--net......         (502)  (67,759,278)
                                               ------------  ------------
    Net gain (loss)...........................                (30,086,463)
                                                             ------------
    NET INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS..........................               $(29,479,191)
                                                             ============

(a)NET OF FOREIGN TAXES OF $142,336.
(b)INCLUDES INCOME ON SECURITIES LOANED OF $152,133.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-174

METROPOLITAN SERIES FUND, INC.

 FI MID CAP OPPORTUNITIES PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                                       SIX MONTHS
                                                                         ENDED         YEAR ENDED
                                                                        JUNE 30,      DECEMBER 31,
                                                                          2005            2004
                                                                     --------------  --------------
FROM OPERATIONS
  Net investment income............................................. $      607,272  $    4,901,296
  Net realized gain.................................................     37,672,815     204,182,456
  Unrealized depreciation...........................................    (67,759,278)    (54,189,199)
                                                                     --------------  --------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................    (29,479,191)    154,894,553
                                                                     --------------  --------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................              0      (4,601,317)
    Class B.........................................................              0        (113,963)
    Class E.........................................................              0        (149,331)
                                                                     --------------  --------------
  TOTAL DISTRIBUTIONS...............................................              0      (4,864,611)
                                                                     --------------  --------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.    (41,562,402)     (9,775,517)
                                                                     --------------  --------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................    (71,041,593)    140,254,425

NET ASSETS
  Beginning of the period...........................................  1,040,295,448     900,041,023
                                                                     --------------  --------------
  End of the period................................................. $  969,253,855  $1,040,295,448
                                                                     ==============  ==============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $      607,027  $         (245)
                                                                     ==============  ==============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                   SIX MONTHS ENDED              YEAR ENDED
                                                                     JUNE 30, 2005           DECEMBER 31, 2004
                                                               ------------------------  -------------------------
                                                                 SHARES          $         SHARES          $
                                                               ----------  ------------  ----------  -------------
CLASS A
  Sales.......................................................  2,328,208  $ 36,180,288   2,399,444  $  34,476,337
  Shares issued through acquisition...........................          0             0   1,734,777     23,929,338
  Reinvestments...............................................          0             0     284,383      4,601,317
  Redemptions................................................. (5,223,651)  (81,251,331) (7,782,290)  (112,213,380)
                                                               ----------  ------------  ----------  -------------
  Net increase (decrease)..................................... (2,895,443) $(45,071,043) (3,363,686) $ (49,206,388)
                                                               ==========  ============  ==========  =============
CLASS B
  Sales.......................................................    617,299  $  9,451,316   1,090,024  $  15,417,201
  Shares issued through acquisition...........................          0             0     841,201     11,488,158
  Reinvestments...............................................          0             0       7,167        113,963
  Redemptions.................................................   (268,298)   (4,109,277)   (650,185)    (9,195,892)
                                                               ----------  ------------  ----------  -------------
  Net increase (decrease).....................................    349,001  $  5,342,039   1,288,207  $  17,823,430
                                                               ==========  ============  ==========  =============
CLASS E
  Sales.......................................................    166,657  $  2,570,349     703,200  $   9,983,997
  Shares issued through acquisition...........................          0             0   1,335,690     18,428,256
  Reinvestments...............................................          0             0       9,310        149,331
  Redemptions.................................................   (284,684)   (4,403,747)   (488,279)    (6,954,143)
                                                               ----------  ------------  ----------  -------------
  Net increase (decrease).....................................   (118,028) $ (1,833,398)  1,559,921  $  21,607,441
                                                               ==========  ============  ==========  =============
  Increase (decrease) derived from capital share transactions. (2,664,470) $(41,562,402)   (515,558) $  (9,775,517)
                                                               ==========  ============  ==========  =============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-175

METROPOLITAN SERIES FUND, INC.

 FI MID CAP OPPORTUNITIES PORTFOLIO

FINANCIAL HIGHLIGHTS (UNAUDITED)


                                                                                   -----------------------
                                                                                    SIX MONTHS
                                                                                      ENDED
                                                                                     JUNE 30,    ---------
                                                                                       2005        2004
                                                                                   ----------    --------
NET ASSET VALUE, BEGINNING OF PERIOD..............................................  $  16.34     $  14.01
                                                                                    --------     --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)....................................................      0.01         0.08
  Net realized and unrealized gain (loss) on investments..........................     (0.46)        2.33
                                                                                    --------     --------
  Total from investment operations................................................     (0.45)        2.41
                                                                                    --------     --------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................      0.00        (0.08)
  Distributions from net realized capital gains...................................      0.00         0.00
                                                                                    --------     --------
  Total distributions.............................................................      0.00        (0.08)
                                                                                    --------     --------
NET ASSET VALUE, END OF PERIOD....................................................  $  15.89     $  16.34
                                                                                    ========     ========
TOTAL RETURN (%)..................................................................      (2.8)(b)     17.2
Ratio of operating expenses to average net assets before expense reductions (%)...      0.75 (c)     0.75
Ratio of operating expenses to average net assets after expense reductions (%) (d)      0.69 (c)     0.70
Ratio of net investment income (loss) to average net assets (%)...................      0.14 (c)     0.53
Portfolio turnover rate (%).......................................................       141 (c)      217
Net assets, end of period (000)...................................................  $890,637     $963,074

                                                                                          CLASS A
                                                                                   -------------------------------------------

                                                                                         YEAR ENDED DECEMBER 31,
                                                                                   -------------------------------------------
                                                                                     2003      2002       2001        2000
                                                                                   --------  --------  ----------  ----------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $  10.41  $  14.66  $    23.38  $    36.54
                                                                                   --------  --------  ----------  ----------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)....................................................    (0.03)    (0.03)      (0.03)      (0.10)
  Net realized and unrealized gain (loss) on investments..........................     3.63     (4.22)      (8.69)     (10.66)
                                                                                   --------  --------  ----------  ----------
  Total from investment operations................................................     3.60     (4.25)      (8.72)     (10.76)
                                                                                   --------  --------  ----------  ----------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................     0.00      0.00        0.00        0.00
  Distributions from net realized capital gains...................................     0.00      0.00        0.00       (2.40)
                                                                                   --------  --------  ----------  ----------
  Total distributions.............................................................     0.00      0.00        0.00       (2.40)
                                                                                   --------  --------  ----------  ----------
NET ASSET VALUE, END OF PERIOD.................................................... $  14.01  $  10.41  $    14.66  $    23.38
                                                                                   ========  ========  ==========  ==========
TOTAL RETURN (%)..................................................................     34.6     (29.0)      (37.3)      (31.3)
Ratio of operating expenses to average net assets before expense reductions (%)...     0.77      0.75        0.74        0.70
Ratio of operating expenses to average net assets after expense reductions (%) (d)     0.76        --          --          --
Ratio of net investment income (loss) to average net assets (%)...................    (0.24)    (0.27)      (0.17)      (0.33)
Portfolio turnover rate (%).......................................................       39        78         105         118
Net assets, end of period (000)................................................... $873,202  $681,221  $1,067,259  $1,783,379

                                                                                                            CLASS B
                                                                                   --------------------------------------
                                                                                   SIX MONTHS
                                                                                     ENDED       YEAR ENDED DECEMBER 31,
                                                                                    JUNE 30,    ------------------------
                                                                                      2005        2004     2003    2002
                                                                                   ----------   -------  -------  ------
NET ASSET VALUE, BEGINNING OF PERIOD..............................................  $ 16.06     $ 13.79  $ 10.27  $14.50
                                                                                    -------     -------  -------  ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)....................................................     0.00        0.09    (0.05)  (0.06)
  Net realized and unrealized gain (loss) on investments..........................    (0.46)       2.23     3.57   (4.17)
                                                                                    -------     -------  -------  ------
  Total from investment operations................................................    (0.46)       2.32     3.52   (4.23)
                                                                                    -------     -------  -------  ------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................     0.00       (0.05)    0.00    0.00
                                                                                    -------     -------  -------  ------
  Total distributions.............................................................     0.00       (0.05)    0.00    0.00
                                                                                    -------     -------  -------  ------
NET ASSET VALUE, END OF PERIOD....................................................  $ 15.60     $ 16.06  $ 13.79  $10.27
                                                                                    =======     =======  =======  ======
TOTAL RETURN (%)..................................................................     (2.9)(b)    16.8     34.2   (29.2)
Ratio of operating expenses to average net assets before expense reductions (%)...     1.00 (c)    1.00     1.02    1.00
Ratio of operating expenses to average net assets after expense reductions (%) (d)     0.94 (c)    0.95     1.01      --
Ratio of net investment income (loss) to average net assets (%)...................    (0.09)(c)    0.44    (0.48)  (0.52)
Portfolio turnover rate (%).......................................................      141 (c)     217       39      78
Net assets, end of period (000)...................................................  $41,210     $36,819  $13,849  $9,037

                                                                                   ---------------
                                                                                   JANUARY 2, 2001(A)
                                                                                        THROUGH
                                                                                      DECEMBER 31,
                                                                                          2001
                                                                                   ------------------
NET ASSET VALUE, BEGINNING OF PERIOD..............................................      $ 21.47
                                                                                        -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)....................................................        (0.04)
  Net realized and unrealized gain (loss) on investments..........................        (6.93)
                                                                                        -------
  Total from investment operations................................................        (6.97)
                                                                                        -------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................         0.00
                                                                                        -------
  Total distributions.............................................................         0.00
                                                                                        -------
NET ASSET VALUE, END OF PERIOD....................................................      $ 14.50
                                                                                        =======
TOTAL RETURN (%)..................................................................        (32.5)(b)
Ratio of operating expenses to average net assets before expense reductions (%)...         0.99 (c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)           --
Ratio of net investment income (loss) to average net assets (%)...................        (0.40)(c)
Portfolio turnover rate (%).......................................................          105
Net assets, end of period (000)...................................................      $12,334

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIODS LESS THAN ONE YEAR ARE NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.
(d)THE PORTFOLIO HAS ENTERED INTO ARRANGEMENTS WITH CERTAIN BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-176

METROPOLITAN SERIES FUND, INC.

 FI MID CAP OPPORTUNITIES PORTFOLIO

FINANCIAL HIGHLIGHTS--(UNAUDITED)(CONTINUED)


                                                                                                          CLASS E
                                                                                   --------------------------------------
                                                                                   SIX MONTHS
                                                                                     ENDED       YEAR ENDED DECEMBER 31,
                                                                                    JUNE 30,    ------------------------
                                                                                      2005        2004     2003    2002
                                                                                   ----------   -------  -------  ------
NET ASSET VALUE, BEGINNING OF PERIOD..............................................  $ 16.19     $ 13.90  $ 10.33  $14.58
                                                                                    -------     -------  -------  ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)....................................................     0.00        0.07    (0.03)  (0.01)
  Net realized and unrealized gain (loss) on investments..........................    (0.45)       2.28     3.60   (4.24)
                                                                                    -------     -------  -------  ------
  Total from investment operations................................................    (0.45)       2.35     3.57   (4.25)
                                                                                    -------     -------  -------  ------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................     0.00       (0.06)    0.00    0.00
                                                                                    -------     -------  -------  ------
  Total distributions.............................................................     0.00       (0.06)    0.00    0.00
                                                                                    -------     -------  -------  ------
NET ASSET VALUE, END OF PERIOD....................................................  $ 15.74     $ 16.19  $ 13.90  $10.33
                                                                                    =======     =======  =======  ======
TOTAL RETURN (%)..................................................................     (2.8)(b)    17.0     34.6   (29.2)
Ratio of operating expenses to average net assets before expense reductions (%)...     0.90 (c)    0.90     0.92    0.90
Ratio of operating expenses to average net assets after expense reductions (%) (d)     0.84 (c)    0.85     0.91      --
Ratio of net investment income (loss) to average net assets (%)...................    (0.01)(c)    0.55    (0.37)  (0.34)
Portfolio turnover rate (%).......................................................      141 (c)     217       39      78
Net assets, end of period (000)...................................................  $37,407     $40,402  $12,991  $3,605

                                                                                   -----------
                                                                                   MAY 1, 2001(A)
                                                                                      THROUGH
                                                                                    DECEMBER 31,
                                                                                        2001
                                                                                   --------------
NET ASSET VALUE, BEGINNING OF PERIOD..............................................     $19.02
                                                                                       ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)....................................................       0.00
  Net realized and unrealized gain (loss) on investments..........................      (4.44)
                                                                                       ------
  Total from investment operations................................................      (4.44)
                                                                                       ------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................       0.00
                                                                                       ------
  Total distributions.............................................................       0.00
                                                                                       ------
NET ASSET VALUE, END OF PERIOD....................................................     $14.58
                                                                                       ======
TOTAL RETURN (%)..................................................................      (23.3)(b)
Ratio of operating expenses to average net assets before expense reductions (%)...       0.89 (c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)         --
Ratio of net investment income (loss) to average net assets (%)...................      (0.22)(c)
Portfolio turnover rate (%).......................................................        105
Net assets, end of period (000)...................................................     $   28

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIODS LESS THAN ONE YEAR ARE NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.
(d)THE PORTFOLIO HAS ENTERED INTO ARRANGEMENTS WITH CERTAIN BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-177

METROPOLITAN SERIES FUND, INC.

 HARRIS OAKMARK FOCUSED VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS--90.2% OF TOTAL NET ASSETS

                                                                 VALUE
       SHARES                                                   (NOTE 1)
    ------------------------------------------------------------------------

                 BEVERAGES--3.2%
       1,989,500 The Pepsi Bottling Group, Inc.............. $    56,919,595
                                                             ---------------

                 COMMERCIAL SERVICES & SUPPLIES--13.5%
       2,399,300 ARAMARK Corp. (Class B)....................      63,341,520
       1,462,600 Equifax, Inc...............................      52,229,446
       2,175,500 R.R. Donnelley & Sons Co...................      75,076,505
         832,800 The Dun & Bradstreet Corp. (b).............      51,342,120
                                                             ---------------
                                                                 241,989,591
                                                             ---------------

                 DIVERSIFIED CONSUMER SERVICES--5.3%
       1,645,800 H&R Block, Inc.............................      96,032,430
                                                             ---------------

                 DIVERSIFIED FINANCIAL SERVICES--0.5%
         212,000 Moody's Corp...............................       9,531,520
                                                             ---------------

                 ELECTRONIC EQUIPMENT & INSTRUMENTS--0.9%
         298,300 CDW Corp...................................      17,029,947
                                                             ---------------

                 HEALTH CARE EQUIPMENT & SUPPLIES--4.8%
         420,000 Baxter International, Inc..................      15,582,000
       1,812,000 Hospira, Inc. (b)..........................      70,668,000
                                                             ---------------
                                                                  86,250,000
                                                             ---------------

                 HEALTH CARE PROVIDERS & SERVICES--5.0%
       2,105,600 Omnicare, Inc. (c).........................      89,340,608
                                                             ---------------

                 HOTELS, RESTAURANTS & LEISURE--7.5%
       1,553,000 Darden Restaurants, Inc....................      51,217,940
       1,612,400 Yum! Brands, Inc...........................      83,973,792
                                                             ---------------
                                                                 135,191,732
                                                             ---------------

                 IT SERVICES--2.5%
       1,098,846 First Data Corp............................      44,107,678
                                                             ---------------

                 INSURANCE--3.2%
       2,596,000 Conseco, Inc. (b) (c)......................      56,644,720
                                                             ---------------

                 LEISURE EQUIPMENT & PRODUCTS--2.8%
       2,707,000 Mattel, Inc................................      49,538,100
                                                             ---------------

                 MEDIA--11.5%
       1,575,500 Cablevision Systems Corp. (Class A) (b) (c)      50,731,100
         717,400 Knight-Ridder, Inc. (c)....................      44,005,316
       1,380,200 The E.W. Scripps Co. (Class A) (c).........      67,353,760
       2,629,200 Time Warner, Inc. (b)......................      43,933,932
                                                             ---------------
                                                                 206,024,108
                                                             ---------------

                 OFFICE ELECTRONICS--2.9%
       3,815,300 Xerox Corp. (b)............................      52,612,987
                                                             ---------------

                 OIL, GAS & CONSUMABLE FUELS--4.4%
       1,430,000 Burlington Resources, Inc. (c).............      78,993,200
                                                             ---------------

                                                                   VALUE
        SHARES                                                    (NOTE 1)
     -------------------------------------------------------------------------

                      SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT--3.1%
         2,542,000    National Semiconductor Corp. (c)....... $    56,000,260
                                                              ---------------

                      SPECIALTY RETAIL--2.3%
         2,027,000    AutoNation, Inc. (b)...................      41,594,040
                                                              ---------------

                      TEXTILES, APPAREL & LUXURY GOODS--4.1%
         1,860,000    Liz Claiborne, Inc.....................      73,953,600
                                                              ---------------

                      THRIFTS & MORTGAGE FINANCE--12.7%
         6,236,200    Sovereign Bancorp, Inc. (c)............     139,316,708
         2,204,400    Washington Mutual, Inc.................      89,697,036
                                                              ---------------
                                                                  229,013,744
                                                              ---------------
                      Total Common Stocks
                       (Identified Cost $1,207,230,491)......   1,620,767,860
                                                              ---------------

     SHORT TERM INVESTMENTS--10.0%
         FACE
        AMOUNT
     -------------------------------------------------------------------------

                      REPURCHASE AGREEMENT--10.0%
     $ 179,056,000    State Street Corp. Repurchase Agreement
                       dated 06/30/05 at 1.400% to be
                       repurchased at $179,062,963 on
                       07/01/05, collateralized by $9,100,000
                       U.S. Treasury Bond 7.250% due
                       05/15/16 with a value of $11,717,670
                       and by 5,010,000 U.S. Treasury Bond
                       7.500% due 11/15/16 with a value of
                       $6,594,413 and by $8,565,000 U.S.
                       Treasury Bond 8.125% due 08/15/19
                       with a value of $12,372,305 and by
                       $50,000,000 U.S. Treasury Note 2.625%
                       due 05/15/08 with a value of
                       $48,757,800 and by $53,830,000 U.S.
                       Treasury Note 3.625% due 01/15/10
                       with a value of $54,464,064 and by
                       $24,035,000 U.S. Treasury Note 3.625%
                       due 04/30/07 with a value of
                       $24,171,903 and by $24,385,000 U.S.
                       Treasury Note 3.750% due 05/15/08
                       with a value of $24,560,279........... $   179,056,000
                                                              ---------------
                      Total Short Term Investments
                       (Identified Cost $179,056,000)........     179,056,000
                                                              ---------------
                      Total Investments--100.2%
                       (Identified Cost $1,386,286,491) (a)..   1,799,823,860
                      Other assets less liabilities..........      (3,596,239)
                                                              ---------------
                      TOTAL NET ASSETS--100%................. $ 1,796,227,621
                                                              ===============

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-178

METROPOLITAN SERIES FUND, INC.

 HARRIS OAKMARK FOCUSED VALUE PORTFOLIO

STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
JUNE 30, 2005 (UNAUDITED)

      ASSETS
        Investments at value..................              $1,620,767,860
        Repurchase agreement..................                 179,056,000
        Cash..................................                         910
        Collateral for securities loaned......                 117,675,002
        Receivable for:
         Securities sold......................                   1,941,779
         Fund shares sold.....................                   1,240,681
         Dividends and interest...............                     617,271
                                                            --------------
          Total Assets........................               1,921,299,503
      LIABILITIES
        Payable for:
         Fund shares redeemed................. $  2,178,060
         Securities purchased.................    3,711,810
         Return of collateral for securities
          loaned..............................  117,675,002
        Accrued expenses:
         Management fees......................    1,058,726
         Service and distribution fees........      148,713
         Deferred directors fees..............       28,398
         Other expenses.......................      271,173
                                               ------------
          Total Liabilities...................                 125,071,882
                                                            --------------
      NET ASSETS..............................              $1,796,227,621
                                                            ==============
        Net assets consist of:
         Capital paid in......................              $1,293,596,612
         Undistributed net investment
          income..............................                     784,669
         Accumulated net realized gains.......                  88,308,971
         Unrealized appreciation
          (depreciation) on investments.......                 413,537,369
                                                            --------------
      NET ASSETS..............................              $1,796,227,621
                                                            ==============
      Computation of offering price:
      CLASS A
      Net asset value and redemption price per
       share ($946,358,374 divided by
       3,684,727 shares outstanding)..........              $       256.83
                                                            ==============
      CLASS B
      Net asset value and redemption price per
       share ($561,654,364 divided by
       2,224,648 shares outstanding)..........              $       252.47
                                                            ==============
      CLASS E
      Net asset value and redemption price per
       share ($288,214,883 divided by
       1,132,361 shares outstanding)..........              $       254.53
                                                            ==============
      Identified cost of investments..........              $1,386,286,491
                                                            ==============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)

     INVESTMENT INCOME
       Dividends...............................             $  7,006,822
       Interest................................                1,103,652(a)
                                                            ------------
                                                               8,110,474
     EXPENSES
       Management fees......................... $6,090,703
       Service and distribution fees--Class B..    661,154
       Service and distribution fees--Class E..    206,829
       Directors' fees and expenses............     12,009
       Custodian...............................     93,684
       Audit and tax services..................     10,168
       Legal...................................     28,628
       Printing................................    225,749
       Insurance...............................     16,711
       Miscellaneous...........................     10,863
                                                ----------
       Total expenses before reductions........  7,356,498
       Expense reductions......................    (68,074)    7,288,424
                                                ----------  ------------
     NET INVESTMENT INCOME.....................                  822,050
                                                            ------------
     REALIZED AND UNREALIZED GAIN (LOSS)
     Realized gain (loss) on:
       Investments--net........................               88,315,008
     Unrealized appreciation (depreciation) on:
       Investments--net........................               18,895,491
                                                            ------------
     Net gain (loss)...........................              107,210,499
                                                            ------------
     NET INCREASE (DECREASE) IN NET ASSETS
      FROM OPERATIONS..........................             $108,032,549
                                                            ============

(a)INCLUDES INCOME ON SECURITIES LOANED OF $27,103.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-179

METROPOLITAN SERIES FUND, INC.

 HARRIS OAKMARK FOCUSED VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                                       SIX MONTHS
                                                                         ENDED         YEAR ENDED
                                                                        JUNE 30,      DECEMBER 31,
                                                                          2005            2004
                                                                     --------------  --------------
FROM OPERATIONS
  Net investment income............................................. $      822,050  $      391,069
  Net realized gain.................................................     88,315,008      18,185,250
  Unrealized appreciation...........................................     18,895,491     125,457,565
                                                                     --------------  --------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................    108,032,549     144,033,884
                                                                     --------------  --------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................       (395,502)       (268,573)
                                                                     --------------  --------------
   Net realized gain
    Class A.........................................................     (9,502,828)     (6,725,644)
    Class B.........................................................     (5,693,453)     (7,188,107)
    Class E.........................................................     (2,990,330)     (2,644,323)
                                                                     --------------  --------------
                                                                        (18,186,611)    (16,558,074)
                                                                     --------------  --------------
  TOTAL DISTRIBUTIONS...............................................    (18,582,113)    (16,826,647)
                                                                     --------------  --------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.     37,024,380     182,392,649
                                                                     --------------  --------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................    126,474,816     309,599,886
NET ASSETS
  Beginning of the period...........................................  1,669,752,805   1,360,152,919
                                                                     --------------  --------------
  End of the period................................................. $1,796,227,621  $1,669,752,805
                                                                     ==============  ==============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $      784,669  $      358,121
                                                                     ==============  ==============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                         SIX MONTHS ENDED             YEAR ENDED
                                                                          JUNE 30, 2005           DECEMBER 31, 2004
                                                                     -----------------------  -------------------------
                                                                      SHARES         $          SHARES          $
                                                                     --------  -------------  ----------  -------------
CLASS A
  Sales.............................................................  685,340  $ 167,512,539   1,097,468  $ 255,178,043
  Reinvestments.....................................................   41,204      9,898,330      30,907      6,994,217
  Redemptions....................................................... (362,943)   (89,098,758)   (548,409)  (123,886,974)
                                                                     --------  -------------  ----------  -------------
  Net increase (decrease)...........................................  363,601  $  88,312,111     579,966  $ 138,285,286
                                                                     ========  =============  ==========  =============
CLASS B
  Sales.............................................................  325,638  $  78,681,823   1,569,818  $ 349,336,732
  Reinvestments.....................................................   24,099      5,693,453      32,224      7,188,107
  Redemptions....................................................... (537,990)  (128,435,705) (1,633,636)  (366,785,835)
                                                                     --------  -------------  ----------  -------------
  Net increase (decrease)........................................... (188,253) $ (44,060,429)    (31,594) $ (10,260,996)
                                                                     ========  =============  ==========  =============
CLASS E
  Sales.............................................................   50,208  $  12,222,039     395,813  $  88,874,634
  Reinvestments.....................................................   12,557      2,990,330      11,774      2,644,323
  Redemptions.......................................................  (92,076)   (22,439,671)   (165,759)   (37,150,598)
                                                                     --------  -------------  ----------  -------------
  Net increase (decrease)...........................................  (29,311) $  (7,227,302)    241,828  $  54,368,359
                                                                     ========  =============  ==========  =============
  Increase (decrease) in net assets from capital share transactions.  146,037  $  37,024,380     790,200  $ 182,392,649
                                                                     ========  =============  ==========  =============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-180

METROPOLITAN SERIES FUND, INC.

 HARRIS OAKMARK FOCUSED VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS (UNAUDITED)


                                                                                    ----------------------
                                                                                    SIX MONTHS
                                                                                      ENDED
                                                                                     JUNE 30,    ---------
                                                                                       2005        2004
                                                                                    ----------   --------
NET ASSET VALUE, BEGINNING OF PERIOD...............................................  $ 243.86    $ 224.26
                                                                                     --------    --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss).....................................................      0.19        0.23
  Net realized and unrealized gain (loss) on investments...........................     15.53       21.85
                                                                                     --------    --------
  Total from investment operations.................................................     15.72       22.08
                                                                                     --------    --------
LESS DISTRIBUTIONS
  Distributions from net investment income.........................................     (0.11)      (0.10)
  Distributions from net realized capital gains....................................     (2.64)      (2.38)
                                                                                     --------    --------
  Total distributions..............................................................     (2.75)      (2.48)
                                                                                     --------    --------
NET ASSET VALUE, END OF PERIOD.....................................................  $ 256.83    $ 243.86
                                                                                     ========    ========
TOTAL RETURN (%)...................................................................       6.5(b)      9.9
Ratio of operating expenses to average net assets before expense reductions (%)....      0.78(c)     0.78
Ratio of operating expenses to average net assets after expense reductions (%) (d).      0.77(c)     0.78
Ratio of net investment income (loss) to average net assets (%)....................      0.20(c)     0.15
Portfolio turnover rate (%)........................................................        28(c)       16
Net assets, end of period (000)....................................................  $946,358    $809,906
The ratios of operating expenses to average net assets without giving effect to the
 contractual expense agreement would have been (%).................................        --          --

                                                                                         CLASS A
                                                                                    ---------------------------------------

                                                                                       YEAR ENDED DECEMBER 31,
                                                                                    ---------------------------------------
                                                                                      2003      2002      2001      2000
                                                                                    --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD............................................... $ 169.33  $ 186.12  $ 146.67  $ 121.71
                                                                                    --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss).....................................................     0.24      0.27      0.42      1.15
  Net realized and unrealized gain (loss) on investments...........................    54.97    (16.70)    40.09     23.81
                                                                                    --------  --------  --------  --------
  Total from investment operations.................................................    55.21    (16.43)    40.51     24.96
                                                                                    --------  --------  --------  --------
LESS DISTRIBUTIONS
  Distributions from net investment income.........................................    (0.28)    (0.36)    (1.06)     0.00
  Distributions from net realized capital gains....................................     0.00      0.00      0.00      0.00
                                                                                    --------  --------  --------  --------
  Total distributions..............................................................    (0.28)    (0.36)    (1.06)     0.00
                                                                                    --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD..................................................... $ 224.26  $ 169.33  $ 186.12  $ 146.67
                                                                                    ========  ========  ========  ========
TOTAL RETURN (%)...................................................................     32.7      (8.8)     27.8      20.5
Ratio of operating expenses to average net assets before expense reductions (%)....     0.80      0.82      0.87      0.90
Ratio of operating expenses to average net assets after expense reductions (%) (d).     0.78      0.82      0.84        --
Ratio of net investment income (loss) to average net assets (%)....................     0.14      0.22      0.43      0.98
Portfolio turnover rate (%)........................................................       16        11        28       143
Net assets, end of period (000).................................................... $614,742  $438,359  $370,959  $139,518
The ratios of operating expenses to average net assets without giving effect to the
 contractual expense agreement would have been (%).................................       --        --        --      0.96

                                                                                                               CLASS B
                                                                                   -------------------------------------------
                                                                                    SIX MONTHS
                                                                                      ENDED         YEAR ENDED DECEMBER 31,
                                                                                     JUNE 30,    ----------------------------
                                                                                       2005        2004      2003      2002
                                                                                   ----------    --------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD..............................................  $ 239.96     $ 221.17  $ 167.26  $ 184.25
                                                                                    --------     --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)....................................................     (0.10)       (0.24)     0.01      0.16
  Net realized and unrealized gain (loss) on investments..........................     15.25        21.41     54.02    (16.83)
                                                                                    --------     --------  --------  --------
  Total from investment operations................................................     15.15        21.17     54.03    (16.67)
                                                                                    --------     --------  --------  --------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................      0.00         0.00     (0.12)    (0.32)
  Distributions from net realized capital gains...................................     (2.64)       (2.38)     0.00      0.00
                                                                                    --------     --------  --------  --------
  Total distributions.............................................................     (2.64)       (2.38)    (0.12)    (0.32)
                                                                                    --------     --------  --------  --------
NET ASSET VALUE, END OF PERIOD....................................................  $ 252.47     $ 239.96  $ 221.17  $ 167.26
                                                                                    ========     ========  ========  ========
TOTAL RETURN (%)..................................................................       6.4 (b)      9.7      32.3      (9.1)
Ratio of operating expenses to average net assets before expense reductions (%)...      1.03 (c)     1.03      1.05      1.07
Ratio of operating expenses to average net assets after expense reductions (%) (d)      1.02 (c)     1.03      1.03      1.07
Ratio of net investment income (loss) to average net assets (%)...................     (0.05)(c)    (0.09)    (0.13)    (0.06)
Portfolio turnover rate (%).......................................................        28 (c)       16        16        11
Net assets, end of period (000)...................................................  $561,654     $578,991  $540,656  $140,273

                                                                                   ------------------
                                                                                   FEBRUARY 20, 2001(A)
                                                                                         THROUGH
                                                                                       DECEMBER 31,
                                                                                           2001
                                                                                   --------------------
NET ASSET VALUE, BEGINNING OF PERIOD..............................................       $159.20
                                                                                         -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)....................................................          0.01
  Net realized and unrealized gain (loss) on investments..........................         25.04
                                                                                         -------
  Total from investment operations................................................         25.05
                                                                                         -------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................          0.00
  Distributions from net realized capital gains...................................          0.00
                                                                                         -------
  Total distributions.............................................................          0.00
                                                                                         -------
NET ASSET VALUE, END OF PERIOD....................................................       $184.25
                                                                                         =======
TOTAL RETURN (%)..................................................................          15.7(b)
Ratio of operating expenses to average net assets before expense reductions (%)...          1.12(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)          1.09(c)
Ratio of net investment income (loss) to average net assets (%)...................          0.02(c)
Portfolio turnover rate (%).......................................................            28
Net assets, end of period (000)...................................................       $24,082

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIODS LESS THAN ONE YEAR ARE NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.
(d)THE PORTFOLIO HAS ENTERED INTO ARRANGEMENTS WITH CERTAIN BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-181

METROPOLITAN SERIES FUND, INC.

 HARRIS OAKMARK FOCUSED VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS--(UNAUDITED)(CONTINUED)

                                                                                                           CLASS E
                                                                                   -----------------------------------------
                                                                                   SIX MONTHS
                                                                                     ENDED        YEAR ENDED DECEMBER 31,
                                                                                    JUNE 30,    ---------------------------
                                                                                      2005        2004      2003      2002
                                                                                   ----------   --------  --------  -------
NET ASSET VALUE, BEGINNING OF PERIOD..............................................  $ 241.77    $ 222.60  $ 168.22  $185.17
                                                                                    --------    --------  --------  -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)....................................................      0.06        0.04      0.07     0.25
  Net realized and unrealized gain (loss) on investments..........................     15.34       21.51     54.47   (16.85)
                                                                                    --------    --------  --------  -------
  Total from investment operations................................................     15.40       21.55     54.54   (16.60)
                                                                                    --------    --------  --------  -------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................      0.00        0.00     (0.16)   (0.35)
  Distributions from net realized capital gains...................................     (2.64)      (2.38)     0.00     0.00
                                                                                    --------    --------  --------  -------
  Total distributions.............................................................     (2.64)      (2.38)    (0.16)   (0.35)
                                                                                    --------    --------  --------  -------
NET ASSET VALUE, END OF PERIOD....................................................  $ 254.53    $ 241.77  $ 222.60  $168.22
                                                                                    ========    ========  ========  =======
TOTAL RETURN (%)..................................................................       6.4(b)      9.8      32.5     (9.0)
Ratio of operating expenses to average net assets before expense reductions (%)...      0.93(c)     0.93      0.95     0.97
Ratio of operating expenses to average net assets after expense reductions (%) (d)      0.92(c)     0.93      0.93     0.97
Ratio of net investment income (loss) to average net assets (%)...................      0.05(c)     0.00     (0.03)    0.05
Portfolio turnover rate (%).......................................................        28(c)       16        16       11
Net assets, end of period (000)...................................................  $288,215    $280,856  $204,755  $74,818

                                                                                   ------------
                                                                                   MAY 1, 2001(A)
                                                                                      THROUGH
                                                                                    DECEMBER 31,
                                                                                        2001
                                                                                   --------------
NET ASSET VALUE, BEGINNING OF PERIOD..............................................    $164.26
                                                                                      -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)....................................................       0.02
  Net realized and unrealized gain (loss) on investments..........................      20.89
                                                                                      -------
  Total from investment operations................................................      20.91
                                                                                      -------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................       0.00
  Distributions from net realized capital gains...................................       0.00
                                                                                      -------
  Total distributions.............................................................       0.00
                                                                                      -------
NET ASSET VALUE, END OF PERIOD....................................................    $185.17
                                                                                      =======
TOTAL RETURN (%)..................................................................       12.7(b)
Ratio of operating expenses to average net assets before expense reductions (%)...       1.02(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)       0.99(c)
Ratio of net investment income (loss) to average net assets (%)...................       0.09(c)
Portfolio turnover rate (%).......................................................         28
Net assets, end of period (000)...................................................    $10,416

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIODS LESS THAN ONE YEAR ARE NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.
(d)THE PORTFOLIO HAS ENTERED INTO ARRANGEMENTS WITH CERTAIN BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-182

METROPOLITAN SERIES FUND, INC.

 METLIFE MID CAP STOCK INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS--98.8% OF TOTAL NET ASSETS

                                                                     VALUE
  SHARES                                                            (NOTE 1)
-------------------------------------------------------------------------------

           AEROSPACE & DEFENSE--0.7%
    12,067 Alliant Techsystems, Inc. (b)......................... $     851,930
    21,606 Precision Castparts Corp..............................     1,683,107
     2,758 Sequa Corp. (Class A) (b) (c).........................       182,497
                                                                  -------------
                                                                      2,717,534
                                                                  -------------

           AIR FREIGHT & LOGISTICS--0.9%
    28,001 C.H. Robinson Worldwide, Inc..........................     1,629,658
    34,875 Expeditors International of Washington, Inc...........     1,737,124
                                                                  -------------
                                                                      3,366,782
                                                                  -------------

           AIRLINES--0.3%
    28,387 AirTran Holdings, Inc. (b) (c)........................       262,012
     8,445 Alaska Air Group, Inc. (b) (c)........................       251,239
    32,113 JetBlue Airways Corp. (b) (c).........................       656,389
                                                                  -------------
                                                                      1,169,640
                                                                  -------------

           AUTO COMPONENTS--1.0%
    22,926 ArvinMeritor, Inc.....................................       407,854
     5,121 Bandag, Inc. (c)......................................       235,822
    18,473 BorgWarner, Inc.......................................       991,446
    51,001 Gentex Corp. (c)......................................       928,218
    21,940 Lear Corp.............................................       798,177
    10,677 Modine Manufacturing Co...............................       347,643
                                                                  -------------
                                                                      3,709,160
                                                                  -------------

           AUTOMOBILES--0.1%
    14,995 Thor Industries, Inc. (c).............................       471,293
                                                                  -------------

           BEVERAGES--0.8%
    68,305 Constellation Brands, Inc. (Class A) (b)..............     2,014,998
    34,100 PepsiAmericas, Inc....................................       875,006
                                                                  -------------
                                                                      2,890,004
                                                                  -------------

           BIOTECHNOLOGY--1.9%
    18,980 Cephalon, Inc. (b) (c)................................       755,594
    21,800 Charles River Laboratories International, Inc. (b) (c)     1,051,850
    16,529 Gen-Probe, Inc. (b)...................................       598,846
    16,985 Invitrogen Corp. (b)..................................     1,414,681
    10,356 Martek Biosciences Corp. (b) (c)......................       393,010
   100,590 Millennium Pharmaceuticals, Inc. (b)..................       932,469
    34,669 Protein Design Laboratories, Inc. (b) (c).............       700,660
    12,574 Techne Corp. (b)......................................       577,272
    30,425 Vertex Pharmaceuticals, Inc. (b) (c)..................       512,357
                                                                  -------------
                                                                      6,936,739
                                                                  -------------

           BUILDING PRODUCTS--0.1%
    13,732 York International Corp. (c)..........................       521,816
                                                                  -------------

           CAPITAL MARKETS--2.7%
    25,184 A.G. Edwards, Inc.....................................     1,137,058
    43,024 Eaton Vance Corp......................................     1,028,704
    21,844 Investors Financial Services Corp. (c)................       826,140
    16,973 Jefferies Group, Inc. (c).............................       643,107

                                                                VALUE
       SHARES                                                  (NOTE 1)
     ------------------------------------------------------------------------

                CAPITAL MARKETS--(CONTINUED)
         18,833 LaBranche & Co., Inc. (b) (c)............... $     118,648
         35,983 Legg Mason, Inc.............................     3,746,190
         21,806 Raymond James Financial, Inc................       616,019
         27,102 SEI Investments Co. (c).....................     1,012,260
         27,357 Waddell & Reed Financial, Inc. (Class A) (c)       506,104
                                                             -------------
                                                                 9,634,230
                                                             -------------

                CHEMICALS--2.8%
         23,145 Airgas, Inc. (c)............................       570,987
         15,230 Albemarle Corp..............................       555,438
         20,584 Cabot Corp..................................       679,272
         38,416 Crompton Corp. (c)..........................       543,586
         14,130 Cytec Industries, Inc. (c)..................       562,374
         13,703 Ferro Corp. (c).............................       272,142
         12,268 FMC Corp. (b)...............................       688,726
         72,262 Lyondell Chemical Co........................     1,909,162
          6,709 Minerals Technologies, Inc. (c).............       413,274
         23,274 Olin Corp. (c)..............................       424,518
         38,427 RPM International, Inc. (c).................       701,677
         15,448 Sensient Technologies Corp..................       318,383
         22,166 The Lubrizol Corp...........................       931,194
          9,087 The Scotts Miracle-Gro Co. (Class A) (b)....       647,085
         16,675 Valspar Corp................................       805,236
                                                             -------------
                                                                10,023,054
                                                             -------------

                COMMERCIAL BANKS--4.0%
         41,775 Associated Banc-Corp........................     1,406,147
         17,118 Bank of Hawaii Corp. (c)....................       868,739
         14,756 City National Corp..........................     1,058,153
         53,007 Commerce Bancorp, Inc. (c)..................     1,606,642
         15,939 Cullen/Frost Bankers, Inc...................       759,493
         27,344 FirstMerit Corp. (c)........................       713,952
         16,732 Greater Bay Bancorp. (c)....................       441,223
         51,312 Hibernia Corp. (Class A)....................     1,702,532
         25,995 Mercantile Bankshares Corp..................     1,339,522
         11,605 SVB Financial Group (b) (c).................       555,880
         41,139 TCF Financial Corp..........................     1,064,677
         13,461 Texas Regional Bancshares, Inc. (c).........       410,291
         50,718 The Colonial BancGroup, Inc.................     1,118,839
         10,725 WestAmerica Bancorp. (c)....................       566,387
         22,084 Wilmington Trust Corp.......................       795,245
                                                             -------------
                                                                14,407,722
                                                             -------------

                COMMERCIAL SERVICES & SUPPLIES--3.2%
         29,210 Adesa, Inc..................................       635,902
          8,112 Banta Corp..................................       367,960
         29,501 ChoicePoint, Inc. (b).......................     1,181,515
         26,264 Copart, Inc. (b) (c)........................       625,083
         16,526 Deluxe Corp.................................       670,956
         23,007 Herman Miller, Inc..........................       709,536
         16,919 HNI Corp....................................       865,407
          8,961 Kelly Services, Inc. (Class A) (c)..........       256,643
         11,508 Korn/Ferry International, Inc. (b) (c)......       204,267
         29,457 Manpower, Inc...............................     1,171,799

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-183

METROPOLITAN SERIES FUND, INC.

 METLIFE MID CAP STOCK INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                             VALUE
          SHARES                                            (NOTE 1)
        ---------------------------------------------------------------

                   COMMERCIAL SERVICES & SUPPLIES--(CONTINUED)
            42,187 Republic Services, Inc. (Class A)..... $   1,519,154
            16,088 Rollins, Inc. (c).....................       322,403
            15,739 Sotheby's Holdings, Inc. (Class A) (b)       215,624
            14,452 Stericycle, Inc. (b) (c)..............       727,225
            18,553 The Brink's Co........................       667,908
            22,272 The Dun & Bradstreet Corp. (b)........     1,373,069
                                                          -------------
                                                             11,514,451
                                                          -------------

                   COMMUNICATIONS EQUIPMENT--1.3%
           125,465 3Com Corp. (b)........................       456,692
            22,414 ADTRAN, Inc. (c)......................       555,643
            16,240 Avocent Corp. (b).....................       424,514
            16,763 CommScope, Inc. (b) (c)...............       291,844
            43,681 Harris Corp. (c)......................     1,363,284
            15,383 Plantronics, Inc. (c).................       559,326
            32,051 Polycom, Inc. (b).....................       477,880
            32,597 Powerwave Technologies, Inc. (b) (c)..       333,141
            34,175 UTStarcom, Inc. (b) (c)...............       255,971
                                                          -------------
                                                              4,718,295
                                                          -------------

                   COMPUTERS & PERIPHERALS--1.5%
            23,341 Diebold, Inc..........................     1,052,912
            11,000 Imation Corp. (c).....................       426,690
            51,584 McDATA Corp. (Class A) (b) (c)........       206,336
            59,238 SanDisk Corp. (b) (c).................     1,405,718
            35,094 Storage Technology Corp. (b)..........     1,273,561
            69,621 Western Digital Corp. (b) (c).........       934,314
                                                          -------------
                                                              5,299,531
                                                          -------------

                   CONSTRUCTION & ENGINEERING--0.6%
            15,973 Dycom Industries, Inc. (b) (c)........       316,425
            12,141 Granite Construction, Inc. (c)........       341,162
            18,759 Jacobs Engineering Group, Inc. (b) (c)     1,055,381
            31,943 Quanta Services, Inc. (b) (c).........       281,099
                                                          -------------
                                                              1,994,067
                                                          -------------

                   CONSTRUCTION MATERIALS--0.3%
            15,242 Martin Marietta Materials, Inc........     1,053,527
                                                          -------------

                   CONSUMER FINANCE--0.5%
            48,294 AmeriCredit Corp. (b) (c).............     1,231,497
            28,241 MoneyGram International, Inc..........       539,968
                                                          -------------
                                                              1,771,465
                                                          -------------

                   CONTAINERS & PACKAGING--0.5%
            16,703 Longview Fibre Co. (c)................       343,247
            27,754 Packaging Corp. of America............       584,222
            32,447 Sonoco Products Co....................       859,845
                                                          -------------
                                                              1,787,314
                                                          -------------

                   DIVERSIFIED CONSUMER SERVICES--1.4%
            33,591 Career Education Corp. (b)............     1,229,767
            29,751 Corinthian Colleges, Inc. (b) (c).....       379,920
            21,188 DeVry, Inc. (b) (c)...................       421,641

                                                               VALUE
        SHARES                                                (NOTE 1)
      -------------------------------------------------------------------

                 DIVERSIFIED CONSUMER SERVICES--(CONTINUED)
          22,358 Education Management Corp. (b)............ $     754,135
          15,097 ITT Educational Services, Inc. (b)........       806,482
          16,154 Laureate Education, Inc. (b) (c)..........       773,130
          14,712 Regis Corp. (c)...........................       574,945
                                                            -------------
                                                                4,940,020
                                                            -------------

                 DIVERSIFIED FINANCIAL SERVICES--0.5%
          16,332 GATX Corp. (c)............................       563,454
          30,972 Leucadia National Corp. (c)...............     1,196,448
                                                            -------------
                                                                1,759,902
                                                            -------------

                 DIVERSIFIED TELECOMMUNICATION SERVICES--0.1%
          80,366 Cincinnati Bell, Inc. (b) (c).............       345,574
                                                            -------------

                 ELECTRIC UTILITIES--3.9%
          38,005 Alliant Energy Corp.......................     1,069,841
          10,643 Black Hills Corp..........................       392,195
          41,368 DPL, Inc..................................     1,135,552
          25,357 Duquesne Light Holdings, Inc. (c).........       473,669
          24,388 Great Plains Energy, Inc. (c).............       777,733
          26,424 Hawaiian Electric Industries, Inc. (c)....       708,427
          13,799 IDACORP, Inc. (c).........................       422,663
          42,316 Northeast Utilities.......................       882,712
          34,890 NSTAR (c).................................     1,075,659
          29,495 OGE Energy Corp...........................       853,585
          61,736 Pepco Holdings, Inc.......................     1,477,960
          22,571 PNM Resources, Inc. (c)...................       650,270
          32,718 Puget Energy, Inc.........................       764,947
          38,447 Sierra Pacific Resources (b) (c)..........       478,665
          28,326 Westar Energy, Inc........................       680,674
          38,256 Wisconsin Energy Corp.....................     1,491,984
          12,368 WPS Resources Corp. (c)...................       695,700
                                                            -------------
                                                               14,032,236
                                                            -------------

                 ELECTRICAL EQUIPMENT--0.7%
          22,777 AMETEK, Inc...............................       953,217
          20,142 Hubbell, Inc. (Class B)...................       888,262
          19,620 Thomas & Betts Corp. (b)..................       554,069
                                                            -------------
                                                                2,395,548
                                                            -------------

                 ELECTRONIC EQUIPMENT & INSTRUMENTS--1.9%
          28,846 Amphenol Corp. (Class A)..................     1,158,744
          38,481 Arrow Electronics, Inc. (b)...............     1,045,144
          39,459 Avnet, Inc. (b)...........................       889,011
          23,733 CDW Corp..................................     1,354,917
          28,323 Kemet Corp. (b) (c).......................       178,435
          21,862 National Instruments Corp. (c)............       463,474
          14,109 Newport Corp. (b).........................       195,551
          14,178 Plexus Corp. (b) (c)......................       201,753
          19,213 Technologies Data Corp. (b)...............       703,388
          58,859 Vishay Intertechnology, Inc. (b)..........       698,656
                                                            -------------
                                                                6,889,073
                                                            -------------

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-184

METROPOLITAN SERIES FUND, INC.

 METLIFE MID CAP STOCK INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                             VALUE
          SHARES                                            (NOTE 1)
        ---------------------------------------------------------------

                   ENERGY EQUIPMENT & SERVICES--3.9%
            17,965 Cooper Cameron Corp. (b).............. $   1,114,728
            49,620 ENSCO International, Inc..............     1,773,915
            22,621 FMC Technologies, Inc. (b)............       723,193
            40,705 Grant Prideco, Inc. (b)...............     1,076,647
            25,614 Hanover Compressor Co. (b) (c)........       294,817
            16,739 Helmerich & Payne, Inc................       785,394
            55,455 Patterson-UTI Energy, Inc.............     1,543,313
            48,071 Pride International, Inc. (b).........     1,235,425
            34,712 Smith International, Inc. (b).........     2,211,154
            19,856 Tidewater, Inc........................       756,911
            45,244 Weatherford International, Ltd. (b)...     2,623,247
                                                          -------------
                                                             14,138,744
                                                          -------------

                   FOOD & STAPLES RETAILING--1.0%
            22,380 BJ's Wholesale Club, Inc. (b).........       727,126
            14,725 Ruddick Corp..........................       375,929
            21,365 Whole Foods Market, Inc...............     2,527,480
                                                          -------------
                                                              3,630,535
                                                          -------------

                   FOOD PRODUCTS--2.0%
            49,214 Dean Foods Co. (b)....................     1,734,301
            34,354 Hormel Foods Corp.....................     1,007,603
             9,876 Lancaster Colony Corp.................       423,878
            32,757 Smithfield Foods, Inc. (b) (c)........       893,283
            19,102 The J. M. Smucker Co..................       896,648
            13,850 Tootsie Roll Industries, Inc. (c).....       405,113
             9,843 Treehouse Foods, Inc. (b).............       280,618
            99,443 Tyson Foods, Inc. (Class A)...........     1,770,086
                                                          -------------
                                                              7,411,530
                                                          -------------

                   GAS UTILITIES--0.7%
            25,216 AGL Resources, Inc....................       974,598
            33,350 ONEOK, Inc............................     1,088,878
            15,923 WGL Holdings, Inc. (c)................       535,650
                                                          -------------
                                                              2,599,126
                                                          -------------

                   HEALTH CARE EQUIPMENT & SUPPLIES--2.6%
            21,258 Advanced Medical Optics, Inc. (b) (c).       845,006
            20,223 Beckman Coulter, Inc..................     1,285,576
            37,271 Cytyc Corp. (b).......................       822,198
            24,707 Dentsply International, Inc...........     1,334,178
            19,469 Edwards Lifesciences Corp. (b) (c)....       837,556
            19,132 Hillenbrand Industries, Inc. (c)......       967,123
            11,820 INAMED Corp. (b)......................       791,586
            22,618 STERIS Corp...........................       582,866
            43,210 Varian Medical Systems, Inc. (b)......     1,613,029
            11,170 Varian, Inc. (b) (c)..................       422,114
                                                          -------------
                                                              9,501,232
                                                          -------------

                   HEALTH CARE PROVIDERS & SERVICES--5.3%
            16,035 Apria Healthcare Group, Inc. (b) (c)..       555,452
            22,164 Community Health Systems, Inc. (b)....       837,578
            20,608 Covance, Inc. (b).....................       924,681
            35,114 Coventry Health Care, Inc. (b)........     2,484,315

                                                                   VALUE
    SHARES                                                        (NOTE 1)
  ---------------------------------------------------------------------------

             HEALTH CARE PROVIDERS & SERVICES--(CONTINUED)
      36,785 Health Net, Inc. (b).............................. $   1,403,716
      28,368 Henry Schein, Inc. (b) (c)........................     1,177,839
      16,811 LifePoint Hospitals, Inc. (b) (c).................       849,292
      32,388 Lincare Holdings, Inc. (b)........................     1,322,726
      34,326 Omnicare, Inc.....................................     1,456,452
      28,493 PacifiCare Health Systems, Inc. (b)...............     2,035,825
      44,936 Patterson Cos., Inc. (b) (c)......................     2,025,715
      22,237 Renal Care Group, Inc. (b)........................     1,025,126
      26,433 Triad Hospitals, Inc. (b).........................     1,444,299
      18,997 Universal Health Services, Inc. (Class B) (c).....     1,181,233
      25,025 VCA Antech, Inc. (b) (c)..........................       606,856
                                                                -------------
                                                                   19,331,105
                                                                -------------

             HOTELS, RESTAURANTS & LEISURE--2.3%
      26,529 Applebee's International, Inc.....................       702,753
      11,564 Bob Evans Farms, Inc. (c).........................       269,673
      21,962 Boyd Gaming Corp. (c).............................     1,122,917
      29,011 Brinker International, Inc. (b)...................     1,161,891
      15,307 CBRL Group, Inc. (c)..............................       594,830
      37,578 GTECH Holdings Corp...............................     1,098,781
      14,459 International Speedway Corp. (Class A)............       813,463
      20,194 Krispy Kreme Doughnuts, Inc. (b) (c)..............       140,550
      22,234 Outback Steakhouse, Inc...........................     1,005,866
      21,078 Ruby Tuesday, Inc. (c)............................       545,920
      25,534 The Cheesecake Factory, Inc. (b)..................       886,796
                                                                -------------
                                                                    8,343,440
                                                                -------------

             HOUSEHOLD DURABLES--4.4%
      22,407 American Greetings Corp. (Class A) (c)............       593,786
      11,520 Blyth, Inc. (c)...................................       323,136
      95,991 D.R. Horton, Inc..................................     3,610,222
      17,351 Furniture Brands International, Inc. (c)..........       374,955
      20,925 Harman International Industries, Inc..............     1,702,458
      15,955 Hovnanian Enterprises, Inc. (Class A) (b) (c).....     1,040,266
      47,294 Lennar Corp. (Class A)............................     3,000,804
      19,412 Mohawk Industries, Inc. (b).......................     1,601,490
      15,404 Ryland Group, Inc.................................     1,168,701
      20,500 Toll Brothers, Inc. (b) (c).......................     2,081,775
      18,489 Tupperware Corp. (c)..............................       432,088
                                                                -------------
                                                                   15,929,681
                                                                -------------

             HOUSEHOLD PRODUCTS--0.6%
      20,761 Church & Dwight, Inc..............................       751,548
      23,374 Energizer Holdings, Inc. (b)......................     1,453,162
                                                                -------------
                                                                    2,204,710
                                                                -------------

             IT SERVICES--2.8%
      28,753 Acxiom Corp. (c)..................................       600,363
      21,811 Alliance Data Systems Corp. (b)...................       884,654
      10,506 Anteon International Corp. (b) (c)................       479,284
      48,972 Ceridian Corp. (b)................................       953,974
      20,218 Certegy, Inc......................................       772,732
      27,804 Checkfree Corp. (b)...............................       947,004
      44,278 Cognizant Technology Solutions Corp. (Class A) (b)     2,086,822

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-185

METROPOLITAN SERIES FUND, INC.

 METLIFE MID CAP STOCK INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                              VALUE
          SHARES                                             (NOTE 1)
        ----------------------------------------------------------------

                   IT SERVICES--(CONTINUED)
            16,468 CSG Systems International, Inc. (b) (c) $     312,563
            24,836 DST Systems, Inc. (b)..................     1,162,325
            28,251 Gartner, Inc. (Class A) (b) (c)........       300,026
            18,357 Keane, Inc. (b) (c)....................       251,491
            33,899 MPS Group, Inc. (b)....................       319,328
            39,505 The BISYS Group, Inc. (b)..............       590,205
            27,896 Titan Corp. (b) (c)....................       634,355
                                                           -------------
                                                              10,295,126
                                                           -------------

                   INDUSTRIAL CONGLOMERATES--0.4%
            10,184 Carlisle Cos., Inc. (c)................       698,928
            12,638 Teleflex, Inc. (c).....................       750,318
                                                           -------------
                                                               1,449,246
                                                           -------------

                   INSURANCE--4.3%
            17,471 Allmerica Financial Corp. (b)..........       647,999
            19,150 American Financial Group, Inc. (c).....       641,908
            12,810 AmerUs Group Co. (c)...................       615,521
            30,478 Arthur J. Gallagher & Co...............       826,868
            20,353 Brown & Brown, Inc.....................       914,664
            18,434 Everest Re Group, Ltd..................     1,714,362
            56,496 Fidelity National Financial, Inc.......     2,016,342
            28,102 First American Corp. (c)...............     1,128,014
            22,826 HCC Insurance Holdings, Inc............       864,421
            14,024 Horace Mann Educators Corp.............       263,932
            20,481 Ohio Casualty Corp. (b) (c)............       495,231
            59,746 Old Republic International Corp........     1,510,976
            22,765 Protective Life Corp...................       961,138
             9,152 StanCorp Financial Group, Inc. (c).....       700,860
            18,956 Unitrin, Inc...........................       930,740
            38,972 W.R. Berkley Corp......................     1,390,521
                                                           -------------
                                                              15,623,497
                                                           -------------

                   INTERNET SOFTWARE & SERVICES--0.2%
            12,289 F5 Networks, Inc. (b) (c)..............       580,471
                                                           -------------

                   INVESTMENT COMPANY--1.6%
            46,300 MidCap SPDR Trust, Series 1 (c)........     5,799,075
                                                           -------------

                   LEISURE EQUIPMENT & PRODUCTS--0.1%
            23,202 Callaway Golf Co. (c)..................       358,007
                                                           -------------

                   MACHINERY--2.3%
            29,569 AGCO Corp. (b) (c).....................       565,359
            18,117 Crane Co. (c)..........................       476,477
            24,915 Donaldson Co., Inc.....................       755,672
            15,824 Federal Signal Corp. (c)...............       246,854
            18,075 Flowserve Corp. (b) (c)................       546,949
            22,626 Graco, Inc.............................       770,868
            13,602 Harsco Corp. (c).......................       741,989
            12,413 Kennametal, Inc........................       569,136
            10,735 Nordson Corp. (c)......................       367,996
            33,237 Pentair, Inc...........................     1,422,876
            24,574 SPX Corp. (c)..........................     1,129,913

                                                                  VALUE
      SHARES                                                     (NOTE 1)
    ------------------------------------------------------------------------

               MACHINERY--(CONTINUED)
         6,043 Tecumseh Products Co. (Class A) (c)............ $     165,820
        13,921 Trinity Industries, Inc. (c)...................       445,890
                                                               -------------
                                                                   8,205,799
                                                               -------------

               MARINE--0.2%
        14,314 Alexander & Baldwin, Inc.......................       663,454
                                                               -------------

               MEDIA--2.1%
        34,971 Belo Corp. (Class A)...........................       838,255
        15,544 Catalina Marketing Corp. (c)...................       394,973
        10,882 Emmis Communications Corp. (Class A) (b) (c)...       192,285
        13,815 Entercom Communications Corp. (b) (c)..........       459,901
        23,196 Harte-Hanks, Inc...............................       689,617
        14,836 Lee Enterprises, Inc. (c)......................       594,775
         7,839 Media General, Inc. (Class A) (c)..............       507,654
        12,253 Scholastic Corp. (b) (c).......................       472,353
        32,564 The Reader's Digest Association, Inc. (Class A)       537,306
         2,259 The Washington Post Co. (Class B)..............     1,886,333
        16,338 Valassis Communications, Inc. (b)..............       605,323
        27,866 Westwood One, Inc. (b).........................       569,302
                                                               -------------
                                                                   7,748,077
                                                               -------------

               METALS & MINING--0.2%
        13,491 Steel Dynamics, Inc. (c).......................       354,139
        26,152 Worthington Industries, Inc. (c)...............       413,201
                                                               -------------
                                                                     767,340
                                                               -------------

               MULTI-UTILITIES--2.5%
        79,089 Aquila, Inc. (b) (c)...........................       285,511
        48,166 Energy East Corp...............................     1,395,851
        19,919 Equitable Resources, Inc. (c)..................     1,354,492
        38,724 MDU Resources Group, Inc.......................     1,090,855
        25,684 National Fuel Gas Co. (c)......................       742,525
        27,740 Questar Corp...................................     1,828,066
        37,118 SCANA Corp.....................................     1,585,310
        24,880 Vectren Corp...................................       714,802
                                                               -------------
                                                                   8,997,412
                                                               -------------

               MULTILINE RETAIL--1.0%
        19,320 99 Cents Only Stores (b) (c)...................       245,557
        35,470 Dollar Tree Stores, Inc. (b)...................       851,280
        16,007 Neiman Marcus Group, Inc. (Class A)............     1,551,399
        45,694 Saks, Inc. (b).................................       866,815
                                                               -------------
                                                                   3,515,051
                                                               -------------

               OFFICE ELECTRONICS--0.3%
        23,540 Zebra Technologies Corp. (Class A) (b) (c).....     1,030,817
                                                               -------------

               OIL, GAS & CONSUMABLE FUELS--4.4%
        20,728 Arch Coal, Inc. (c)............................     1,129,054
        18,443 Forest Oil Corp. (b)...........................       774,606
        57,296 Murphy Oil Corp................................     2,992,570
        41,334 Newfield Exploration Co. (b)...................     1,648,814

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-186

METROPOLITAN SERIES FUND, INC.

 METLIFE MID CAP STOCK INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                                    VALUE
    SHARES                                                         (NOTE 1)
  ----------------------------------------------------------------------------

             OIL, GAS & CONSUMABLE FUELS--(CONTINUED)
      28,465 Noble Energy, Inc.................................. $   2,153,377
      11,351 Overseas Shipholding Group, Inc....................       677,087
      38,913 Peabody Energy Corp................................     2,025,033
      47,086 Pioneer Natural Resources Co.......................     1,981,379
      25,311 Plains Exploration & Production Co. (b)............       899,300
      19,947 Pogo Producing Co. (c).............................     1,035,648
      21,118 Western Gas Resources, Inc. (c)....................       737,018
                                                                 -------------
                                                                    16,053,886
                                                                 -------------

             PAPER & FOREST PRODUCTS--0.3%
      18,287 Bowater, Inc. (c)..................................       591,950
      12,224 Glatfelter (c).....................................       151,578
       9,475 Potlatch Corp. (c).................................       495,827
                                                                 -------------
                                                                     1,239,355
                                                                 -------------

             PHARMACEUTICALS--1.8%
      30,390 Barr Pharmaceuticals, Inc. (b).....................     1,481,208
      75,787 IVAX Corp. (b).....................................     1,629,420
      11,181 Par Pharmaceutical Resources., Inc. (b) (c)........       355,668
      29,151 Perrigo Co.........................................       406,365
      34,261 Sepracor, Inc. (b) (c).............................     2,056,003
      30,262 Valeant Pharmaceuticals International, Inc. (c)....       533,519
                                                                 -------------
                                                                     6,462,183
                                                                 -------------

             REAL ESTATE--3.2%
      27,488 AMB Property Corp. (REIT)..........................     1,193,804
      35,505 Developers Diversified Realty Corp. (REIT).........     1,631,810
      17,566 Highwoods Properties, Inc. (REIT)..................       522,764
      22,042 Hospitality Properties Trust (REIT)................       971,391
      28,465 Liberty Property Trust (REIT)......................     1,261,284
      18,520 Mack-Cali Realty Corp. (REIT)......................       838,956
      33,742 New Plan Excel Realty Trust (REIT).................       916,770
      16,435 Rayonier, Inc. (REIT) (c)..........................       871,548
      20,642 Regency Centers Corp. (REIT).......................     1,180,722
      44,781 United Dominion Realty Trust, Inc. (REIT)..........     1,076,983
      27,698 Weingarten Realty Investors (REIT) (c).............     1,086,316
                                                                 -------------
                                                                    11,552,348
                                                                 -------------

             ROAD & RAIL--1.0%
      17,212 CNF, Inc...........................................       772,819
      44,556 J.B. Hunt Transport Services, Inc. (c).............       859,931
      20,306 Swift Transportation Co., Inc. (b) (c).............       472,926
      20,775 Werner Enterprises, Inc. (c).......................       408,021
      18,776 Yellow Roadway Corp. (b) (c).......................       953,821
                                                                 -------------
                                                                     3,467,518
                                                                 -------------

             SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT--2.9%
     147,687 Atmel Corp. (b) (c)................................       350,018
       8,076 Cabot Microelectronics Corp. (b) (c)...............       234,123
      29,912 Credence Systems Corp. (b) (c).....................       270,704
      24,607 Cree, Inc. (b) (c).................................       626,740
      43,092 Cypress Semiconductor Corp. (b) (c)................       542,528
      39,144 Fairchild Semiconductor International, Inc. (b) (c)       577,374
      22,878 Integrated Circuit Systems, Inc. (b)...............       472,202

                                                                   VALUE
    SHARES                                                        (NOTE 1)
  ---------------------------------------------------------------------------

             SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT--(CONTINUED)
      34,381 Integrated Device Technology, Inc. (b) (c)........ $     369,596
      21,087 International Rectifier Corp. (b) (c).............     1,006,272
      49,990 Intersil Corp. (Class A) (c)......................       938,312
      45,325 Lam Research Corp. (b)............................     1,311,706
      37,153 Lattice Semiconductor Corp. (b) (c)...............       164,959
      20,073 LTX Corp. (b) (c).................................        99,562
      25,148 Micrel, Inc. (b) (c)..............................       289,705
      68,180 Microchip Technology, Inc.........................     2,019,492
      61,514 RF Micro Devices, Inc. (b) (c)....................       334,021
      24,169 Semtech Corp. (b) (c).............................       402,414
      14,856 Silicon Laboratories, Inc. (b) (c)................       389,376
      45,398 TriQuint Semiconductor, Inc. (b) (c)..............       151,175
                                                                -------------
                                                                   10,550,279
                                                                -------------

             SOFTWARE--2.6%
      65,981 Activision, Inc. (b)..............................     1,090,006
       8,741 Advent Software, Inc. (b) (c).....................       177,093
      89,718 Cadence Design Systems, Inc. (b)..................     1,225,548
      22,061 Fair Isaac Corp. (c)..............................       805,227
      26,594 Jack Henry & Associates, Inc. (c).................       486,936
      24,592 Macromedia, Inc. (b)..............................       939,906
      16,497 Macrovision Corp. (b).............................       371,842
      53,218 McAfee, Inc. (b)..................................     1,393,247
      25,551 Mentor Graphics Corp. (b).........................       261,898
      23,287 RSA Security, Inc. (b) (c)........................       267,335
      29,336 Sybase, Inc. (b) (c)..............................       538,316
      46,992 Synopsys, Inc. (b)................................       783,357
      18,846 The Reynolds & Reynolds Co. (Class A).............       509,407
      11,586 Transaction Systems Architects, Inc. (Class A) (b)       285,363
      25,840 Wind River Systems, Inc. (b) (c)..................       405,171
                                                                -------------
                                                                    9,540,652
                                                                -------------

             SPECIALTY RETAIL--6.3%
      28,237 Abercrombie & Fitch Co. (Class A).................     1,939,882
      23,426 Advance Auto Parts, Inc. (b)......................     1,512,148
      18,134 Aeropostale, Inc. (b).............................       609,302
      45,359 American Eagle Outfitters, Inc....................     1,390,253
      23,863 AnnTaylor Stores Corp. (b)........................       579,394
      20,672 Barnes & Noble, Inc. (b)..........................       802,074
      23,246 Borders Group, Inc................................       588,356
      34,083 CarMax, Inc. (b)..................................       908,312
      59,011 Chico's FAS, Inc. (b).............................     2,022,897
      32,437 Claire's Stores, Inc..............................       780,110
      51,236 Foot Locker, Inc..................................     1,394,644
      44,339 Michaels Stores, Inc..............................     1,834,304
      34,548 O'Reilly Automotive, Inc. (b).....................     1,029,876
      24,538 Pacific Sunwear of California, Inc. (b)...........       564,129
      22,037 Payless Shoesource, Inc. (b)......................       423,110
      46,944 PETsMART, Inc.....................................     1,424,750
      28,150 Pier 1 Imports, Inc. (c)..........................       399,449
      22,975 Rent-A-Center, Inc. (b)...........................       535,088
      48,150 Ross Stores, Inc..................................     1,392,017
      21,444 Urban Outfitters, Inc. (b)........................     1,215,660
      37,915 Williams-Sonoma, Inc. (b).........................     1,500,297
                                                                -------------
                                                                   22,846,052
                                                                -------------

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-187

METROPOLITAN SERIES FUND, INC.

 METLIFE MID CAP STOCK INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                            VALUE
           SHARES                                          (NOTE 1)
         -------------------------------------------------------------

                    TEXTILES, APPAREL & LUXURY GOODS--0.2%
             19,760 The Timberland Co. (Class A) (b) (c) $     765,107
                                                         -------------

                    THRIFTS & MORTGAGE FINANCE--2.3%
             32,845 Astoria Financial Corp..............       935,097
             25,526 Independence Community Bank Corp....       942,675
             20,431 IndyMac Bancorp, Inc................       832,155
             79,893 New York Community Bancorp, Inc. (c)     1,447,661
             28,179 Radian Group, Inc...................     1,330,613
             30,581 The PMI Group, Inc..................     1,192,047
             28,360 Washington Federal, Inc.............       667,027
             17,584 Webster Financial Corp..............       820,997
                                                         -------------
                                                             8,168,272
                                                         -------------

                    TOBACCO--0.1%
              8,394 Universal Corp......................       367,489
                                                         -------------

                    TRADING COMPANIES & DISTRIBUTORS--0.5%
             22,332 Fastenal Co. (c)....................     1,368,058
             23,674 United Rentals, Inc. (b) (c)........       478,452
                                                         -------------
                                                             1,846,510
                                                         -------------

                    WATER UTILITIES--0.3%
             31,327 Aqua America, Inc. (c)..............       931,665
                                                         -------------

                                                               VALUE
         SHARES                                               (NOTE 1)
       ------------------------------------------------------------------

                   WIRELESS TELECOMMUNICATION SERVICES--0.4%
            35,758 Telephone & Data Systems, Inc. (c)..... $   1,459,284
                                                           -------------
                   Total Common Stocks
                    (Identified Cost $293,426,617)........   357,723,052
                                                           -------------

       SHORT TERM INVESTMENTS--1.4%
          FACE
         AMOUNT
       ------------------------------------------------------------------

                   DISCOUNT NOTES--1.4%
       $   775,000 Federal Home Loan Bank 2.500%, 07/01/05       775,000
           700,000 Federal National Mortgage Association
                    3.060%, 07/20/05......................       698,869
         3,650,000 Federal National Mortgage Association
                    3.080%, 07/27/05......................     3,641,881
                                                           -------------
                                                               5,115,750
                                                           -------------
                   Total Short Term Investments
                    (Identified Cost $5,115,750)..........     5,115,750
                                                           -------------
                   Total Investments--100.2%
                    (Identified Cost $298,542,367) (a)....   362,838,802
                   Other assets less liabilities..........      (827,954)
                                                           -------------
                   TOTAL NET ASSETS--100%................. $ 362,010,848
                                                           =============

FUTURES CONTRACTS

                       EXPIRATION NUMBER OF  CONTRACT  VALUATION AS OF  UNREALIZED
FUTURES CONTRACTS LONG    DATE    CONTRACTS   AMOUNT    JUNE 30, 2005  APPRECIATION
---------------------- ---------- --------- ---------- --------------- ------------
S&P 400 MidCap Futures  09/15/05         12 $4,118,985      $4,130,100   $11,115
                                                                         =======

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-188

METROPOLITAN SERIES FUND, INC.

 METLIFE MID CAP STOCK INDEX PORTFOLIO

STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
JUNE 30, 2005 (UNAUDITED)

      ASSETS
        Investments at value.....................             $362,838,802
        Cash.....................................                   35,792
        Collateral for securities loaned.........               87,700,768
        Receivable for:
         Fund shares sold........................                  353,492
         Dividends and interest..................                  224,613
                                                              ------------
          Total Assets...........................              451,153,467
      LIABILITIES
        Payable for:
         Fund shares redeemed.................... $   406,148
         Securities purchased....................     851,164
         Futures variation margin................      12,900
         Return of collateral for securities
          loaned.................................  87,700,768
        Accrued expenses:
         Management fees.........................      71,514
         Service and distribution fees...........      25,311
         Other expenses..........................      74,814
                                                  -----------
          Total Liabilities......................               89,142,619
                                                              ------------
      NET ASSETS.................................             $362,010,848
                                                              ============
        Net assets consist of:
         Capital paid in.........................             $292,324,863
         Undistributed net investment income.....                1,846,217
         Accumulated net realized gains..........                3,532,218
         Unrealized appreciation (depreciation)
          on investments and futures contracts...               64,307,550
                                                              ------------
      NET ASSETS.................................             $362,010,848
                                                              ============
      Computation of offering price :
      CLASS A
      Net asset value and redemption price per
       share ($210,650,562 divided by
       15,795,446 shares outstanding)............             $      13.34
                                                              ============
      CLASS B
      Net asset value and redemption price per
       share ($87,548,066 divided by
       6,606,126 shares outstanding).............             $      13.25
                                                              ============
      CLASS E
      Net asset value and redemption price per
       share ($63,812,220 divided by
       4,802,802 shares outstanding).............             $      13.29
                                                              ============
      Identified cost of investments.............             $298,542,367
                                                              ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)

     INVESTMENT INCOME
       Dividends...............................             $ 2,347,452
       Interest................................                 229,674(a)
                                                            -----------
                                                              2,577,126
     EXPENSES
       Management fees......................... $  415,411
       Service and distribution fees--Class B..     91,152
       Service and distribution fees--Class E..     45,998
       Directors' fees and expenses............     10,298
       Custodian...............................     72,468
       Audit and tax services..................      9,097
       Legal...................................      5,651
       Printing................................     40,499
       Insurance...............................      3,149
       Miscellaneous...........................     27,317
                                                ----------
       Total expenses before reductions........    721,040
       Management fee waiver...................     (4,067)     716,973
                                                ----------  -----------
     NET INVESTMENT INCOME.....................               1,860,153
                                                            -----------
     REALIZED AND UNREALIZED GAIN (LOSS)
     Realized gain (loss) on:
       Investments--net........................  5,878,957
       Futures contracts--net..................  1,048,150    6,927,107
                                                ----------
     Unrealized appreciation (depreciation) on:
       Investments--net........................  4,768,360
       Futures contracts--net..................   (458,080)   4,310,280
                                                ----------  -----------
     Net gain (loss)...........................              11,237,387
                                                            -----------
     NET INCREASE (DECREASE) IN NET ASSETS
      FROM OPERATIONS..........................             $13,097,540
                                                            ===========

(a)INCLUDES INCOME ON SECURITIES LOANED OF $27,543.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-189

METROPOLITAN SERIES FUND, INC.

 METLIFE MID CAP STOCK INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                                      SIX MONTHS
                                                                        ENDED       YEAR ENDED
                                                                       JUNE 30,    DECEMBER 31,
                                                                         2005          2004
                                                                     ------------  ------------
FROM OPERATIONS
  Net investment income............................................. $  1,860,153  $  2,288,410
  Net realized gain.................................................    6,927,107    15,790,833
  Unrealized appreciation...........................................    4,310,280    25,780,717
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................   13,097,540    43,859,960
                                                                     ------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................   (1,458,624)     (989,606)
    Class B.........................................................     (389,046)     (130,991)
    Class E.........................................................     (359,619)     (313,780)
                                                                     ------------  ------------
                                                                       (2,207,289)   (1,434,377)
                                                                     ------------  ------------
   Net realized gain
    Class A.........................................................  (10,681,839)     (511,297)
    Class B.........................................................   (4,087,811)      (96,684)
    Class E.........................................................   (3,300,297)     (180,133)
                                                                     ------------  ------------
                                                                      (18,069,947)     (788,114)
                                                                     ------------  ------------
  TOTAL DISTRIBUTIONS...............................................  (20,277,236)   (2,222,491)
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.   44,811,199    20,791,779
                                                                     ------------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................   37,631,503    62,429,248

NET ASSETS
  Beginning of the period...........................................  324,379,345   261,950,097
                                                                     ------------  ------------
  End of the period................................................. $362,010,848  $324,379,345
                                                                     ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $  1,846,217  $  2,193,353
                                                                     ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                   SIX MONTHS ENDED             YEAR ENDED
                                                                     JUNE 30, 2005           DECEMBER 31, 2004
                                                               ------------------------  ------------------------
                                                                 SHARES          $         SHARES          $
                                                               ----------  ------------  ----------  ------------
CLASS A
  Sales.......................................................  1,931,322  $ 25,790,235   3,491,412  $ 43,113,882
  Reinvestments...............................................    983,033    12,140,463     119,785     1,500,903
  Redemptions................................................. (1,537,032)  (20,438,177) (4,335,834)  (53,753,666)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................  1,377,323  $ 17,492,521    (724,637) $ (9,138,881)
                                                               ==========  ============  ==========  ============
CLASS B
  Sales.......................................................  2,079,558  $ 27,491,739   2,731,640  $ 33,587,197
  Reinvestments...............................................    364,565     4,476,858      18,258       227,675
  Redemptions.................................................   (554,773)   (7,335,685)   (725,630)   (8,946,441)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................  1,889,350  $ 24,632,912   2,024,268  $ 24,868,431
                                                               ==========  ============  ==========  ============
CLASS E
  Sales.......................................................    377,719  $  5,032,014   2,785,948  $ 34,217,907
  Reinvestments...............................................    297,312     3,659,915      39,545       493,913
  Redemptions.................................................   (453,529)   (6,006,163) (2,448,856)  (29,649,591)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................    221,502  $  2,685,766     376,637  $  5,062,229
                                                               ==========  ============  ==========  ============
  Increase (decrease) derived from capital share transactions.  3,488,175  $ 44,811,199   1,676,268  $ 20,791,779
                                                               ==========  ============  ==========  ============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-190

METROPOLITAN SERIES FUND, INC.

 METLIFE MID CAP STOCK INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS (UNAUDITED)

                                                                                                     CLASS A
                                                                       ---------------------------------------------------
                                                                       SIX MONTHS
                                                                         ENDED             YEAR ENDED DECEMBER 31,
                                                                        JUNE 30,    -------------------------------------
                                                                          2005        2004      2003      2002      2001
                                                                       ----------   --------  --------  --------  -------
NET ASSET VALUE, BEGINNING OF PERIOD..................................  $  13.71    $  11.90  $   8.87  $  10.46  $ 10.64
                                                                        --------    --------  --------  --------  -------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income................................................      0.07        0.11      0.08      0.05     0.06
 Net realized and unrealized gain (loss) on investments...............      0.39        1.79      3.00     (1.60)   (0.19)
                                                                        --------    --------  --------  --------  -------
 Total from investment operations.....................................      0.46        1.90      3.08     (1.55)   (0.13)
                                                                        --------    --------  --------  --------  -------
LESS DISTRIBUTIONS
 Distributions from net investment income.............................     (0.10)      (0.06)    (0.05)    (0.04)   (0.02)
 Distributions from net realized capital gains........................     (0.73)      (0.03)     0.00      0.00    (0.03)
                                                                        --------    --------  --------  --------  -------
 Total distributions..................................................     (0.83)      (0.09)    (0.05)    (0.04)   (0.05)
                                                                        --------    --------  --------  --------  -------
NET ASSET VALUE, END OF PERIOD........................................  $  13.34    $  13.71  $  11.90  $   8.87  $ 10.46
                                                                        ========    ========  ========  ========  =======
TOTAL RETURN (%)......................................................       3.8(b)     16.0      35.0     (14.9)    (1.2)
Ratio of operating expenses to average net assets (%).................      0.35(c)     0.35      0.40      0.43     0.45
Ratio of net investment income to average net assets (%)..............      1.20(c)     0.85      0.85      0.70     0.71
Portfolio turnover rate (%)...........................................        31(c)       42        22        46       45
Net assets, end of period (000).......................................  $210,651    $197,642  $180,211  $117,340  $97,505
The ratios of operating expenses to average net assets without giving
 effect to the contractual expense agreement would have been (%)......        --          --        --        --     0.52

                                                                       -------------
                                                                       JULY 5, 2000(A)
                                                                           THROUGH
                                                                        DECEMBER 31,
                                                                            2000
                                                                       ---------------
NET ASSET VALUE, BEGINNING OF PERIOD..................................     $ 10.00
                                                                           -------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income................................................        0.03
 Net realized and unrealized gain (loss) on investments...............        0.66
                                                                           -------
 Total from investment operations.....................................        0.69
                                                                           -------
LESS DISTRIBUTIONS
 Distributions from net investment income.............................       (0.03)
 Distributions from net realized capital gains........................       (0.02)
                                                                           -------
 Total distributions..................................................       (0.05)
                                                                           -------
NET ASSET VALUE, END OF PERIOD........................................     $ 10.64
                                                                           =======
TOTAL RETURN (%)......................................................         6.8(b)
Ratio of operating expenses to average net assets (%).................        0.45(c)
Ratio of net investment income to average net assets (%)..............        0.92(c)
Portfolio turnover rate (%)...........................................         124
Net assets, end of period (000).......................................     $61,934
The ratios of operating expenses to average net assets without giving
 effect to the contractual expense agreement would have been (%)......        0.83(c)

                                                                                      CLASS B
                                                             ------------------------------------------------------
                                                             SIX MONTHS          YEAR ENDED         JANUARY 2, 2001(A)
                                                               ENDED            DECEMBER 31,             THROUGH
                                                              JUNE 30,   -------------------------     DECEMBER 31,
                                                                2005       2004     2003     2002          2001
                                                             ----------  -------  -------  -------  ------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................  $ 13.61    $ 11.83  $  8.83  $ 10.43        $10.54
                                                              -------    -------  -------  -------        ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income......................................     0.05       0.06     0.05     0.03          0.04
 Net realized and unrealized gain (loss) on investments.....     0.39       1.79     2.99    (1.60)        (0.10)
                                                              -------    -------  -------  -------        ------
 Total from investment operations...........................     0.44       1.85     3.04    (1.57)        (0.06)
                                                              -------    -------  -------  -------        ------
LESS DISTRIBUTIONS
 Distributions from net investment income...................    (0.07)     (0.04)   (0.04)   (0.03)        (0.02)
 Distributions from net realized capital gains..............    (0.73)     (0.03)    0.00     0.00         (0.03)
                                                              -------    -------  -------  -------        ------
 Total distributions........................................    (0.80)     (0.07)   (0.04)   (0.03)        (0.05)
                                                              -------    -------  -------  -------        ------
NET ASSET VALUE, END OF PERIOD..............................  $ 13.25    $ 13.61  $ 11.83  $  8.83        $10.43
                                                              =======    =======  =======  =======        ======
TOTAL RETURN (%)............................................      3.7(b)    15.7     34.5    (15.1)          3.1(b)
Ratio of operating expenses to average net assets (%).......     0.60(c)    0.60     0.65     0.68          0.70(c)
Ratio of net investment income to average net assets (%)....     0.96(c)    0.61     0.61     0.46          0.48(c)
Portfolio turnover rate (%).................................       31(c)      42       22       46            45
Net assets, end of period (000).............................  $87,548    $64,207  $31,858  $12,790        $5,895
The ratios of operating expenses to average net assets
 without giving effect to the contractual expense agreement
 would have been (%)........................................       --         --       --       --          0.77(c)

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIODS LESS THAN ONE YEAR ARE NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-191

METROPOLITAN SERIES FUND, INC.

 METLIFE MID CAP STOCK INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS--(UNAUDITED)(CONTINUED)

                                                                                             CLASS E
                                                                       ------------------------------------------------
                                                                       SIX MONTHS         YEAR ENDED         MAY 1, 2001(A)
                                                                         ENDED           DECEMBER 31,           THROUGH
                                                                        JUNE 30,   ------------------------   DECEMBER 31,
                                                                          2005       2004     2003    2002        2001
                                                                       ----------  -------  -------  ------  --------------
NET ASSET VALUE, BEGINNING OF PERIOD..................................  $ 13.65    $ 11.86  $  8.85  $10.45      $10.54
                                                                        -------    -------  -------  ------      ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income................................................     0.07       0.08     0.06    0.05        0.00
 Net realized and unrealized gain (loss) on investments...............     0.38       1.79     3.00   (1.61)      (0.09)
                                                                        -------    -------  -------  ------      ------
 Total from investment operations.....................................     0.45       1.87     3.06   (1.56)      (0.09)
                                                                        -------    -------  -------  ------      ------
LESS DISTRIBUTIONS
 Distributions from net investment income.............................    (0.08)     (0.05)   (0.05)  (0.04)       0.00
 Distributions from net realized capital gains........................    (0.73)     (0.03)    0.00    0.00        0.00
                                                                        -------    -------  -------  ------      ------
 Total distributions..................................................    (0.81)     (0.08)   (0.05)  (0.04)       0.00
                                                                        -------    -------  -------  ------      ------
NET ASSET VALUE, END OF PERIOD........................................  $ 13.29    $ 13.65  $ 11.86  $ 8.85      $10.45
                                                                        =======    =======  =======  ======      ======
TOTAL RETURN (%)......................................................      3.7(b)    15.9     34.8   (15.0)       (0.9)(b)
Ratio of operating expenses to average net assets (%).................     0.50(c)    0.50     0.55    0.58        0.60 (c)
Ratio of net investment income to average net assets (%)..............     1.05(c)    0.71     0.71    0.62        0.00 (c)
Portfolio turnover rate (%)...........................................       31(c)      42       22      46          45
Net assets, end of period (000).......................................  $63,812    $62,530  $49,881  $9,804      $  0.1
The ratios of operating expenses to average net assets without giving
 effect to the contractual expense agreement would have been (%)......       --         --       --      --        0.67 (c)

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIODS LESS THAN ONE YEAR ARE NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-192

METROPOLITAN SERIES FUND, INC.

 NEUBERGER BERMAN MID CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS--95.3% OF TOTAL NET ASSETS

                                                                 VALUE
       SHARES                                                   (NOTE 1)
     ----------------------------------------------------------------------

                 AUTO COMPONENTS--2.7%
         138,200 BorgWarner, Inc............................. $   7,417,194
         159,400 Johnson Controls, Inc.......................     8,979,002
                                                              -------------
                                                                 16,396,196
                                                              -------------

                 BUILDING PRODUCTS--1.8%
         334,400 Masco Corp..................................    10,620,544
                                                              -------------

                 CAPITAL MARKETS--2.1%
         102,900 The Bear Stearns Cos., Inc..................    10,695,426
         103,300 Waddell & Reed Financial, Inc. (Class A)....     1,911,050
                                                              -------------
                                                                 12,606,476
                                                              -------------

                 COMMERCIAL BANKS--6.2%
         369,800 Commerce Bancorp, Inc.......................    11,208,638
         246,200 First Horizon National Corp.................    10,389,640
         429,240 North Fork Bancorp, Inc.....................    12,057,351
         151,300 TCF Financial Corp..........................     3,915,644
                                                              -------------
                                                                 37,571,273
                                                              -------------

                 COMMERCIAL SERVICES & SUPPLIES--1.3%
         200,000 Manpower, Inc...............................     7,956,000
                                                              -------------

                 COMMUNICATIONS EQUIPMENT--1.0%
         176,300 Scientific-Atlanta, Inc.....................     5,865,501
                                                              -------------

                 COMPUTERS & PERIPHERALS--1.6%
         153,100 Lexmark International, Inc. (Class A) (b)...     9,925,473
                                                              -------------

                 DIVERSIFIED CONSUMER SERVICES--1.8%
         296,500 Career Education Corp. (b)..................    10,854,865
                                                              -------------

                 DIVERSIFIED FINANCIAL SERVICES--1.9%
         264,700 CIT Group, Inc..............................    11,374,159
                                                              -------------

                 FOOD PRODUCTS--1.0%
         221,100 Fresh del Monte Produce, Inc................     5,952,012
                                                              -------------

                 HEALTH CARE PROVIDERS & SERVICES--6.5%
         169,500 Coventry Health Care, Inc. (b)..............    11,992,125
          80,400 Health Management Associates, Inc. (Class A)     2,104,872
         342,100 Omnicare, Inc...............................    14,515,303
         156,200 WellPoint, Inc. (b).........................    10,877,768
                                                              -------------
                                                                 39,490,068
                                                              -------------

                 HOTELS, RESTAURANTS & LEISURE--1.4%
         314,300 Ruby Tuesday, Inc...........................     8,140,370
                                                              -------------

                 HOUSEHOLD DURABLES--13.2%
         197,500 Centex Corp.................................    13,957,325
         112,400 Hovnanian Enterprises, Inc. (Class A) (b)...     7,328,480
         217,100 Lennar Corp. (Class A)......................    13,774,995
         100,900 Mohawk Industries, Inc. (b).................     8,324,250
         165,000 Pulte Homes, Inc............................    13,901,250
          86,400 The Black & Decker Corp.....................     7,763,040

                                                                   VALUE
       SHARES                                                     (NOTE 1)
     ------------------------------------------------------------------------

                    HOUSEHOLD DURABLES--(CONTINUED)
         214,300    WCI Communities, Inc. (b).................. $   6,864,029
         113,900    Whirlpool Corp.............................     7,985,529
                                                                -------------
                                                                   79,898,898
                                                                -------------

                    INDEPENDENT POWER PRODUCERS & ENERGY TRADERS--1.0%
          72,500    TXU Corp...................................     6,024,025
                                                                -------------

                    INSURANCE--5.6%
         161,400    Ambac Financial Group, Inc.................    11,259,264
         201,800    Arch Capital Group, Ltd. (b)...............     9,091,090
         106,600    Endurance Specialty Holdings, Ltd..........     4,031,612
         190,300    RenaissanceRe Holdings, Ltd................     9,370,372
                                                                -------------
                                                                   33,752,338
                                                                -------------

                    INTERNET SOFTWARE & SERVICES--1.1%
         330,406    Check Point Software Technologies, Ltd. (b)     6,542,039
                                                                -------------

                    MACHINERY--3.9%
         282,000    Briggs & Stratton Corp.....................     9,762,840
         109,500    Ingersoll-Rand Co., Ltd. (Class A).........     7,812,825
         174,000    Joy Global, Inc............................     5,844,660
                                                                -------------
                                                                   23,420,325
                                                                -------------

                    MARINE--3.8%
         293,800    Frontline, Ltd.............................    11,822,512
         192,500    General Maritime Corp......................     8,162,000
          60,200    Teekay Shipping Corp.......................     2,642,780
                                                                -------------
                                                                   22,627,292
                                                                -------------

                    METALS & MINING--2.2%
         240,200    Alpha Natural Resources, Inc. (b)..........     5,735,976
          84,600    Phelps Dodge Corp..........................     7,825,500
                                                                -------------
                                                                   13,561,476
                                                                -------------

                    MULTILINE RETAIL--0.8%
         190,120    Dollar Tree Stores, Inc. (b)...............     4,562,880
                                                                -------------

                    OIL, GAS & CONSUMABLE FUELS--15.0%
         217,900    Arch Coal, Inc.............................    11,869,013
         369,200    Canadian Natural Resources, Ltd............    13,431,496
         185,500    Denbury Resources, Inc. (b)................     7,377,335
         132,700    Overseas Shipholding Group, Inc............     7,915,555
         126,100    Peabody Energy Corp........................     6,562,244
         112,700    Quicksilver Resources, Inc. (b)............     7,204,911
          52,100    Sunoco, Inc................................     5,922,728
         311,300    Talisman Energy, Inc. (c)..................    11,695,541
         546,608    XTO Energy, Inc............................    18,579,206
                                                                -------------
                                                                   90,558,029
                                                                -------------

                    PERSONAL PRODUCTS--1.8%
         415,900    NBTY, Inc. (b).............................    10,788,446
                                                                -------------

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-193

METROPOLITAN SERIES FUND, INC.

 NEUBERGER BERMAN MID CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                              VALUE
          SHARES                                             (NOTE 1)
        ----------------------------------------------------------------

                    SPECIALTY RETAIL--4.1%
            198,700 Advance Auto Parts, Inc. (b).......... $  12,826,085
             10,500 AutoZone, Inc. (b)....................       970,830
            201,700 Foot Locker, Inc......................     5,490,274
            233,369 Rent-A-Center, Inc. (b)...............     5,435,164
                                                           -------------
                                                              24,722,353
                                                           -------------

                    TEXTILES, APPAREL & LUXURY GOODS--4.8%
            159,300 Liz Claiborne, Inc....................     6,333,768
            269,000 Reebok International, Ltd.............    11,252,270
             72,000 The Timberland Co. (Class A) (b)......     2,787,840
            154,600 VF Corp...............................     8,846,212
                                                           -------------
                                                              29,220,090
                                                           -------------

                    THRIFTS & MORTGAGE FINANCE--8.7%
            308,700 Astoria Financial Corp................     8,788,689
          1,011,000 Hudson City Bancorp, Inc..............    11,535,510
            258,500 IndyMac Bancorp, Inc..................    10,528,705
            223,800 Radian Group, Inc.....................    10,567,836
            291,000 The PMI Group, Inc....................    11,343,180
                                                           -------------
                                                              52,763,920
                                                           -------------
                    Total Common Stocks
                     (Identified Cost $523,522,523).......   575,195,048
                                                           -------------

SHORT TERM INVESTMENTS4.8%

       FACE                                                       VALUE
      AMOUNT                                                     (NOTE 1)
   -------------------------------------------------------------------------

                REPURCHASE AGREEMENT--4.8%
   $ 28,946,000 State Street Corp. Repurchase Agreement dated
                 06/30/05 at 0.900% to be repurchased at
                 $28,946,724 on 07/01/05, collateralized by
                 $29,855,000 U.S. Treasury Note
                 3.625% due 06/30/07 with a value of
                 $29,817,681................................. $  28,946,000
                                                              -------------
                Total Short Term Investments
                 (Identified Cost $28,946,000)...............    28,946,000
                                                              -------------
                Total Investments--100.1%
                 (Identified Cost $552,468,523) (a)..........   604,141,048
                Other assets less liabilities................      (827,932)
                                                              -------------
                TOTAL NET ASSETS--100%....................... $ 603,313,116
                                                              =============

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-194

METROPOLITAN SERIES FUND, INC.

 NEUBERGER BERMAN MID CAP VALUE PORTFOLIO

STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
JUNE 30, 2005 (UNAUDITED)

      ASSETS
        Investments at value.....................             $604,141,048
        Cash.....................................                       94
        Receivable for:
         Securities sold.........................               20,428,804
         Fund shares sold........................                  533,951
         Dividends and interest..................                  240,002
                                                              ------------
          Total Assets...........................              625,343,899
      LIABILITIES
        Payable for:
         Fund shares redeemed.................... $   555,516
         Securities purchased....................  21,031,800
         Withholding taxes.......................       2,014
        Accrued expenses:
         Management fees.........................     324,283
         Service and distribution fees...........      39,134
         Other expenses..........................      78,036
                                                  -----------
          Total Liabilities......................               22,030,783
                                                              ------------
      NET ASSETS.................................             $603,313,116
                                                              ============
        Net assets consist of:
         Capital paid in.........................             $506,868,916
         Undistributed net investment income.....                1,110,235
         Accumulated net realized gains..........               43,661,311
         Unrealized appreciation (depreciation)
          on investments and foreign currency....               51,672,654
                                                              ------------
      NET ASSETS.................................             $603,313,116
                                                              ============
      Computation of offering price:
      CLASS A
      Net asset value and redemption price per
       share ($372,858,976 divided by
       19,288,396 shares outstanding)............             $      19.33
                                                              ============
      CLASS B
      Net asset value and redemption price per
       share ($149,298,668 divided by
       7,786,774 shares outstanding).............             $      19.17
                                                              ============
      CLASS E
      Net asset value and redemption price per
       share ($81,155,472 divided by
       4,209,297 shares outstanding).............             $      19.28
                                                              ============
      Identified cost of investments.............             $552,468,523
                                                              ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)

    INVESTMENT INCOME
      Dividends...............................               $  3,173,396(a)
      Interest................................                     72,613
                                                             ------------
                                                                3,246,009
    EXPENSES
      Management fees......................... $  1,792,328
      Service and distribution fees--Class B..      145,413
      Service and distribution fees--Class E..       56,397
      Directors' fees and expenses............       10,298
      Custodian...............................       64,073
      Audit and tax services..................        8,988
      Legal...................................       10,778
      Printing................................       45,924
      Insurance...............................        4,048
      Miscellaneous...........................        2,802
                                               ------------
      Total expenses before reductions........    2,141,049
      Expense reductions......................      (37,975)    2,103,074
                                               ------------  ------------
    NET INVESTMENT INCOME.....................                  1,142,935
                                                             ------------
    REALIZED AND UNREALIZED GAIN (LOSS)
    Realized gain (loss) on:
      Investments--net........................                 44,108,663
    Unrealized appreciation (depreciation) on:
      Investments--net........................  (25,239,640)
      Foreign currency transactions--net......          129   (25,239,511)
                                               ------------  ------------
    Net gain (loss)...........................                 18,869,152
                                                             ------------
    NET INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS..........................               $ 20,012,087
                                                             ============

(a)NET OF FOREIGN TAXES OF $1,991.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-195

METROPOLITAN SERIES FUND, INC.

 NEUBERGER BERMAN MID CAP VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                                      SIX MONTHS
                                                                        ENDED       YEAR ENDED
                                                                       JUNE 30,    DECEMBER 31,
                                                                         2005          2004
                                                                     ------------  ------------
FROM OPERATIONS
  Net investment income............................................. $  1,142,935  $  1,347,350
  Net realized gain.................................................   44,108,663    49,698,079
  Unrealized appreciation (depreciation)............................  (25,239,511)   30,006,292
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................   20,012,087    81,051,721
                                                                     ------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................   (1,093,272)     (645,888)
    Class B.........................................................     (154,056)      (46,144)
    Class E.........................................................     (131,834)      (95,556)
                                                                     ------------  ------------
                                                                       (1,379,162)     (787,588)
                                                                     ------------  ------------
   Net realized gain
    Class A.........................................................  (31,397,414)   (7,010,577)
    Class B.........................................................  (11,326,185)   (1,045,262)
    Class E.........................................................   (6,923,173)   (1,276,527)
                                                                     ------------  ------------
                                                                      (49,646,772)   (9,332,366)
                                                                     ------------  ------------
  TOTAL DISTRIBUTIONS...............................................  (51,025,934)  (10,119,954)
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.  140,556,838   145,214,752
                                                                     ------------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................  109,542,991   216,146,519

NET ASSETS
  Beginning of the period...........................................  493,770,125   277,623,606
                                                                     ------------  ------------
  End of the period................................................. $603,313,116  $493,770,125
                                                                     ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $  1,110,235  $  1,346,462
                                                                     ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                   SIX MONTHS ENDED             YEAR ENDED
                                                                     JUNE 30, 2005           DECEMBER 31, 2004
                                                               ------------------------  ------------------------
                                                                 SHARES          $         SHARES          $
                                                               ----------  ------------  ----------  ------------
CLASS A
  Sales.......................................................  4,892,564  $ 99,256,845   4,162,851  $ 76,472,061
  Reinvestments...............................................  1,812,085    32,490,686     425,833     7,656,465
  Redemptions................................................. (3,271,739)  (66,681,184) (1,532,792)  (27,792,597)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................  3,432,910  $ 65,066,347   3,055,892  $ 56,335,929
                                                               ==========  ============  ==========  ============
CLASS B
  Sales.......................................................  3,048,296  $ 60,035,300   3,390,016  $ 62,220,857
  Reinvestments...............................................    645,320    11,480,241      61,075     1,091,406
  Redemptions.................................................   (458,622)   (8,999,730)   (476,349)   (8,747,209)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................  3,234,994  $ 62,515,811   2,974,742  $ 54,565,054
                                                               ==========  ============  ==========  ============
CLASS E
  Sales.......................................................    752,826  $ 15,051,559   2,299,766  $ 41,790,767
  Reinvestments...............................................    394,355     7,055,007      76,481     1,372,083
  Redemptions.................................................   (463,269)   (9,131,886)   (491,267)   (8,849,081)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................    683,912  $ 12,974,680   1,884,980  $ 34,313,769
                                                               ==========  ============  ==========  ============
  Increase (decrease) derived from capital share transactions.  7,351,816  $140,556,838   7,915,614  $145,214,752
                                                               ==========  ============  ==========  ============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-196

METROPOLITAN SERIES FUND, INC.

 NEUBERGER BERMAN MID CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS (UNAUDITED)


                                                                                  ----------------------
                                                                                  SIX MONTHS
                                                                                    ENDED
                                                                                   JUNE 30,    ---------
                                                                                     2005        2004
                                                                                  ----------   --------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................  $  20.67    $  17.35
                                                                                   --------    --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income..........................................................      0.04        0.07
  Net realized and unrealized gain (loss) on investments.........................      0.52        3.82
                                                                                   --------    --------
  Total from investment operations...............................................      0.56        3.89
                                                                                   --------    --------
LESS DISTRIBUTIONS
  Distributions from net investment income.......................................     (0.06)      (0.05)
  Distributions from net realized capital gains..................................     (1.84)      (0.52)
                                                                                   --------    --------
  Total distributions............................................................     (1.90)      (0.57)
                                                                                   --------    --------
NET ASSET VALUE, END OF PERIOD...................................................  $  19.33    $  20.67
                                                                                   ========    ========
TOTAL RETURN (%).................................................................       3.4(b)     22.9
Ratio of operating expenses to average net assets before expense reductions (%)..      0.73(c)     0.76
Ratio of operating expenses to average net assets after expense reductions (%)(d)      0.71(c)     0.73
Ratio of net investment income to average net assets (%).........................      0.50(c)     0.43
Portfolio turnover rate (%)......................................................       102(c)       55
Net assets, end of period (000)..................................................  $372,859    $327,782

                                                                                       CLASS A
                                                                                  ---------------------------------------

                                                                                      YEAR ENDED DECEMBER 31,
                                                                                  ---------------------------------------
                                                                                    2003      2002      2001      2000
                                                                                  --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD............................................. $  12.76  $  14.16  $  14.82  $  11.97
                                                                                  --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income..........................................................     0.06      0.06      0.13      0.04
  Net realized and unrealized gain (loss) on investments.........................     4.58     (1.42)    (0.50)     3.35
                                                                                  --------  --------  --------  --------
  Total from investment operations...............................................     4.64     (1.36)    (0.37)     3.39
                                                                                  --------  --------  --------  --------
LESS DISTRIBUTIONS
  Distributions from net investment income.......................................    (0.05)    (0.01)    (0.03)    (0.04)
  Distributions from net realized capital gains..................................     0.00     (0.03)    (0.26)    (0.50)
                                                                                  --------  --------  --------  --------
  Total distributions............................................................    (0.05)    (0.04)    (0.29)    (0.54)
                                                                                  --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD................................................... $  17.35  $  12.76  $  14.16  $  14.82
                                                                                  ========  ========  ========  ========
TOTAL RETURN (%).................................................................     36.5      (9.6)     (2.5)     28.3
Ratio of operating expenses to average net assets before expense reductions (%)..     0.80      0.80      0.81      0.87
Ratio of operating expenses to average net assets after expense reductions (%)(d)     0.77      0.77      0.69      0.76
Ratio of net investment income to average net assets (%).........................     0.41      0.43      0.90      0.58
Portfolio turnover rate (%)......................................................       61        84       212       207
Net assets, end of period (000).................................................. $222,050  $156,117  $160,074  $131,356

                                                                                                          CLASS B
                                                                                   ---------------------------------------
                                                                                   SIX MONTHS
                                                                                     ENDED       YEAR ENDED DECEMBER 31,
                                                                                    JUNE 30,    -------------------------
                                                                                      2005        2004     2003     2002
                                                                                   ----------   -------  -------  -------
NET ASSET VALUE, BEGINNING OF PERIOD..............................................  $  20.51    $ 17.23  $ 12.69  $ 14.12
                                                                                    --------    -------  -------  -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................      0.02       0.03     0.03     0.01
  Net realized and unrealized gain (loss) on investments..........................      0.51       3.79     4.55    (1.40)
                                                                                    --------    -------  -------  -------
  Total from investment operations................................................      0.53       3.82     4.58    (1.39)
                                                                                    --------    -------  -------  -------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................     (0.03)     (0.02)   (0.04)   (0.01)
  Distributions from net realized capital gains...................................     (1.84)     (0.52)    0.00    (0.03)
                                                                                    --------    -------  -------  -------
  Total distributions.............................................................     (1.87)     (0.54)   (0.04)   (0.04)
                                                                                    --------    -------  -------  -------
NET ASSET VALUE, END OF PERIOD....................................................  $  19.17    $ 20.51  $ 17.23  $ 12.69
                                                                                    ========    =======  =======  =======
TOTAL RETURN (%)..................................................................       3.3(b)    22.7     36.2     (9.9)
Ratio of operating expenses to average net assets before expense reductions (%)...      0.98(c)    1.01     1.05     1.05
Ratio of operating expenses to average net assets after expense reductions (%) (d)      0.96(c)    0.98     1.02     1.02
Ratio of net investment income to average net assets (%)..........................      0.26(c)    0.17     0.18     0.17
Portfolio turnover rate (%).......................................................       102(c)      55       61       84
Net assets, end of period (000)...................................................  $149,299    $93,366  $27,173  $11,113

                                                                                   -----------
                                                                                   MAY 1, 2001(A)
                                                                                      THROUGH
                                                                                    DECEMBER 31,
                                                                                        2001
                                                                                   --------------
NET ASSET VALUE, BEGINNING OF PERIOD..............................................     $14.36
                                                                                       ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................       0.04
  Net realized and unrealized gain (loss) on investments..........................      (0.28)
                                                                                       ------
  Total from investment operations................................................      (0.24)
                                                                                       ------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................       0.00
  Distributions from net realized capital gains...................................       0.00
                                                                                       ------
  Total distributions.............................................................       0.00
                                                                                       ------
NET ASSET VALUE, END OF PERIOD....................................................     $14.12
                                                                                       ======
TOTAL RETURN (%)..................................................................       (1.7)(b)
Ratio of operating expenses to average net assets before expense reductions (%)...       1.06 (c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)       0.97 (c)
Ratio of net investment income to average net assets (%)..........................       0.77 (c)
Portfolio turnover rate (%).......................................................        212
Net assets, end of period (000)...................................................     $2,410

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIODS LESS THAN ONE YEAR ARE NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.
(d)THE PORTFOLIO HAS ENTERED INTO ARRANGEMENTS WITH CERTAIN BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-197

METROPOLITAN SERIES FUND, INC.

 NEUBERGER BERMAN MID CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS--(UNAUDITED)(CONTINUED)

                                                                                                         CLASS E
                                                                                   -------------------------------------
                                                                                   SIX MONTHS
                                                                                     ENDED      YEAR ENDED DECEMBER 31,
                                                                                    JUNE 30,   ------------------------
                                                                                      2005       2004     2003    2002
                                                                                   ----------  -------  -------  ------
NET ASSET VALUE, BEGINNING OF PERIOD..............................................  $ 20.61    $ 17.31  $ 12.74  $14.15
                                                                                    -------    -------  -------  ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................     0.03       0.05     0.05    0.03
  Net realized and unrealized gain (loss) on investments..........................     0.52       3.81     4.57   (1.40)
                                                                                    -------    -------  -------  ------
  Total from investment operations................................................     0.55       3.86     4.62   (1.37)
                                                                                    -------    -------  -------  ------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................    (0.04)     (0.04)   (0.05)  (0.01)
  Distributions from net realized capital gains...................................    (1.84)     (0.52)    0.00   (0.03)
                                                                                    -------    -------  -------  ------
  Total distributions.............................................................    (1.88)     (0.56)   (0.05)  (0.04)
                                                                                    -------    -------  -------  ------
NET ASSET VALUE, END OF PERIOD....................................................  $ 19.28    $ 20.61  $ 17.31  $12.74
                                                                                    =======    =======  =======  ======
TOTAL RETURN (%)..................................................................     3.3 (b)    22.8     36.4    (9.7)
Ratio of operating expenses to average net assets before expense reductions (%)...    0.88 (c)    0.91     0.95    0.95
Ratio of operating expenses to average net assets after expense reductions (%) (d)    0.86 (c)    0.88     0.92    0.92
Ratio of net investment income to average net assets (%)..........................    0.35 (c)    0.28     0.29    0.29
Portfolio turnover rate (%).......................................................     102 (c)      55       61      84
Net assets, end of period (000)...................................................  $81,155    $72,652  $28,400  $5,735

                                                                                   -----------
                                                                                   MAY 1, 2001(A)
                                                                                      THROUGH
                                                                                    DECEMBER 31,
                                                                                        2001
                                                                                   --------------
NET ASSET VALUE, BEGINNING OF PERIOD..............................................     $14.37
                                                                                       ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................       0.00
  Net realized and unrealized gain (loss) on investments..........................      (0.22)
                                                                                       ------
  Total from investment operations................................................      (0.22)
                                                                                       ------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................       0.00
  Distributions from net realized capital gains...................................       0.00
                                                                                       ------
  Total distributions.............................................................       0.00
                                                                                       ------
NET ASSET VALUE, END OF PERIOD....................................................     $14.15
                                                                                       ======
TOTAL RETURN (%)..................................................................       (1.5)(b)
Ratio of operating expenses to average net assets before expense reductions (%)...       0.96 (c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)       0.87 (c)
Ratio of net investment income to average net assets (%)..........................       0.67 (c)
Portfolio turnover rate (%).......................................................        212
Net assets, end of period (000)...................................................     $   32

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIODS LESS THAN ONE YEAR ARE NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.
(d)THE PORTFOLIO HAS ENTERED INTO ARRANGEMENTS WITH CERTAIN BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-198

METROPOLITAN SERIES FUND, INC.

 BLACKROCK STRATEGIC VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS--97.2% OF TOTAL NET ASSETS

                                                                      VALUE
     SHARES                                                          (NOTE 1)
   -----------------------------------------------------------------------------

                  AEROSPACE & DEFENSE--2.5%
        73,000    Alliant Techsystems, Inc. (b) (c)............... $   5,153,800
       157,000    DRS Technologies, Inc. (b) (c)..................     8,050,960
       233,900    Goodrich Corp...................................     9,580,544
       122,400    Herley Industries, Inc. (b) (c).................     2,232,576
                                                                   -------------
                                                                      25,017,880
                                                                   -------------

                  CAPITAL MARKETS--2.4%
       152,800    Affiliated Managers Group, Inc. (b) (c).........    10,440,824
       142,200    American Capital Strategies, Ltd. (c)...........     5,134,842
       270,700    MCG Capital Corp. (c)...........................     4,623,556
        92,500    Nuveen Investmens, Inc. (Class A) (c)...........     3,479,850
                                                                   -------------
                                                                      23,679,072
                                                                   -------------

                  COMMERCIAL BANKS--2.6%
       140,600    City National Corp..............................    10,082,426
       560,800    Sterling Bancshares, Inc. (c)...................     8,726,048
             6    TD Banknorth, Inc. (b)..........................           179
       134,300    Wintrust Financial Corp. (c)....................     7,030,605
                                                                   -------------
                                                                      25,839,258
                                                                   -------------

                  COMMERCIAL SERVICES & SUPPLIES--3.7%
       249,500    Banta Corp......................................    11,317,320
       316,700    Heidrick & Struggles International, Inc. (b) (c)     8,259,536
        73,500    NCO Group, Inc. (b) (c).........................     1,589,805
       414,800    The Brink's Co..................................    14,932,800
                                                                   -------------
                                                                      36,099,461
                                                                   -------------

                  COMMUNICATIONS EQUIPMENT--1.8%
       291,100    ADTRAN, Inc.....................................     7,216,369
       302,200    Polycom, Inc. (b)...............................     4,505,802
       194,100    Scientific-Atlanta, Inc.........................     6,457,707
                                                                   -------------
                                                                      18,179,878
                                                                   -------------

                  COMPUTERS & PERIPHERALS--0.6%
       257,900    Electronics for Imaging, Inc. (b) (c)...........     5,426,216
                                                                   -------------

                  CONSTRUCTION & ENGINEERING--3.4%
       286,400    Dycom Industries, Inc. (b)......................     5,673,584
       273,500    Walter Industries, Inc. (c).....................    10,994,700
       327,200    Washington Group International, Inc. (b) (c)....    16,726,464
                                                                   -------------
                                                                      33,394,748
                                                                   -------------

                  CONSTRUCTION MATERIALS--0.6%
        89,100    Martin Marietta Materials, Inc..................     6,158,592
                                                                   -------------

                  CONTAINERS & PACKAGING--2.8%
       681,900    Crown Holdings, Inc. (144A) (b).................     9,703,437
       350,700    Owens-Illinois, Inc. (b)........................     8,785,035
       217,900    Packaging Corp. of America......................     4,586,795
       439,000    Smurfit-Stone Container Corp. (b)...............     4,464,630
                                                                   -------------
                                                                      27,539,897
                                                                   -------------

                                                               VALUE
         SHARES                                               (NOTE 1)
       ------------------------------------------------------------------

                   DIVERSIFIED CONSUMER SERVICES--0.5%
           121,200 Regis Corp. (c)......................... $   4,736,496
                                                            -------------

                   DIVERSIFIED TELECOMMUNICATION SERVICES--0.5%
           420,700 Premiere Global Services, Inc. (b) (c)..     4,749,703
                                                            -------------

                   ELECTRIC UTILITIES--3.0%
           193,900 DPL, Inc................................     5,322,555
           497,900 PNM Resources, Inc. (c).................    14,344,499
           169,900 Westar Energy, Inc......................     4,082,697
           138,400 Wisconsin Energy Corp...................     5,397,600
                                                            -------------
                                                               29,147,351
                                                            -------------

                   ELECTRICAL EQUIPMENT--2.0%
           127,100 AMETEK, Inc.............................     5,319,135
           237,300 Thomas & Betts Corp. (b)................     6,701,352
           251,900 Trustmark Corp. (c).....................     7,370,594
                                                            -------------
                                                               19,391,081
                                                            -------------

                   ELECTRONIC EQUIPMENT & INSTRUMENTS--1.4%
           101,500 Amphenol Corp. (Class A)................     4,077,255
           264,203 Technologies Data Corp. (b).............     9,672,472
                                                            -------------
                                                               13,749,727
                                                            -------------

                   ENERGY EQUIPMENT & SERVICES--2.7%
           705,700 CMS Energy Corp. (b) (c)................    10,627,842
           175,900 Core Laboratories NV (b) (c)............     4,717,638
           398,100 Global Industries, Inc. (b).............     3,383,850
           627,800 Reliant Resources, Inc. (b).............     7,772,164
                                                            -------------
                                                               26,501,494
                                                            -------------

                   FOOD & STAPLES RETAILING--1.1%
           340,300 BJ's Wholesale Club, Inc. (b)...........    11,056,347
                                                            -------------

                   FOOD PRODUCTS--2.2%
           386,700 Chiquita Brands International, Inc. (c).    10,618,782
           316,400 Hain Celestial Group, Inc. (b) (c)......     6,169,800
           121,800 Ralcorp Holdings, Inc. (b) (c)..........     5,012,070
                                                            -------------
                                                               21,800,652
                                                            -------------

                   GAS UTILITIES--2.9%
           136,200 AGL Resources, Inc......................     5,264,130
           321,600 Energen Corp............................    11,272,080
           226,900 ONEOK, Inc..............................     7,408,285
           170,000 UGI Corp................................     4,743,000
                                                            -------------
                                                               28,687,495
                                                            -------------

                   HEALTH CARE EQUIPMENT & SUPPLIES--4.1%
           132,800 Bausch & Lomb, Inc......................    11,022,400
            99,000 Cytyc Corp. (b).........................     2,183,940
           299,300 DJ Orthopedics, Inc. (b) (c)............     8,209,799
            64,100 ICU Medical, Inc. (b) (c)...............     2,062,097
           180,900 Sybron Dental Specialties, Inc. (b).....     6,805,458
           257,300 Symmetry Medical, Inc. (b) (c)..........     6,056,842

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-199

METROPOLITAN SERIES FUND, INC.

 BLACKROCK STRATEGIC VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                                VALUE
        SHARES                                                 (NOTE 1)
      --------------------------------------------------------------------

                  HEALTH CARE EQUIPMENT & SUPPLIES--(CONTINUED)
          178,100 Viasys Healthcare, Inc. (b)............... $   4,023,279
                                                             -------------
                                                                40,363,815
                                                             -------------

                  HEALTH CARE PROVIDERS & SERVICES--2.7%
          156,500 Amedisys, Inc. (b) (c)....................     5,756,070
          222,290 LifePoint Hospitals, Inc. (b) (c).........    11,230,091
          837,200 Stewart Enterprises, Inc. (c).............     5,475,288
           73,600 Triad Hospitals, Inc. (b).................     4,021,504
                                                             -------------
                                                                26,482,953
                                                             -------------

                  HOTELS, RESTAURANTS & LEISURE--3.9%
          244,100 Gaylord Entertainment Co. (b) (c).........    11,348,209
          280,400 GTECH Holdings Corp.......................     8,198,896
          102,300 Kerzner International Ltd. (c)............     5,825,985
          268,700 Landry's Restaurants, Inc. (c)............     8,085,183
          265,000 Pinnacle Entertainment, Inc. (b) (c)......     5,183,400
                                                             -------------
                                                                38,641,673
                                                             -------------

                  HOUSEHOLD DURABLES--1.9%
          792,300 Fleetwood Enterprises, Inc. (b) (c).......     8,041,845
          139,600 Ryland Group, Inc.........................    10,591,452
                                                             -------------
                                                                18,633,297
                                                             -------------

                  HOUSEHOLD PRODUCTS--3.6%
          234,300 Church & Dwight, Inc......................     8,481,660
          329,100 Jarden Corp. (b) (c)......................    17,745,072
          458,500 Prestige Brands Holdings, Inc. (c)........     8,940,750
                                                             -------------
                                                                35,167,482
                                                             -------------

                  IT SERVICES--1.0%
          124,700 DST Systems, Inc. (b).....................     5,835,960
          108,400 ProQuest Co. (b) (c)......................     3,554,436
                                                             -------------
                                                                 9,390,396
                                                             -------------

                  INSURANCE--8.2%
          499,400 Allmerica Financial Corp. (b).............    18,522,746
           89,600 AmerUs Group Co. (c)......................     4,305,280
          265,700 Aspen Insurance Holdings, Ltd. (c)........     7,322,692
          123,984 Harleysville Group, Inc...................     2,590,026
          169,400 Hub International, Ltd....................     3,301,606
          266,100 Max Re Capital, Ltd.......................     6,093,690
          241,375 Montpelier Re Holdings, Ltd. (c)..........     8,346,747
          191,000 Odyssey Re Holdings Corp. (c).............     4,713,880
          245,200 Ohio Casualty Corp. (b)...................     5,928,936
          248,500 Platinum Underwriters Holdings, Ltd.......     7,907,270
          223,000 United America Indemity, Ltd. (b) (c).....     3,833,370
          343,300 Universal American Financial Corp. (b) (c)     7,765,446
                                                             -------------
                                                                80,631,689
                                                             -------------

                  LEISURE EQUIPMENT & PRODUCTS--1.2%
          167,400 Brunswick Corp............................     7,251,768
          378,900 K2, Inc. (b) (c)..........................     4,804,452
                                                             -------------
                                                                12,056,220
                                                             -------------

                                                                    VALUE
   SHARES                                                          (NOTE 1)
 -----------------------------------------------------------------------------

             MACHINERY--4.1%
     171,200 AptarGroup, Inc.................................... $   8,696,960
     261,700 Briggs & Stratton Corp. (c)........................     9,060,054
     200,000 Kadant, Inc. (b) (c)...............................     4,386,000
     125,900 Oshkosh Truck Corp. (c)............................     9,855,452
     116,300 The Manitowoc Co., Inc. (c)........................     4,770,626
     186,590 Wabtec Corp. (c)...................................     4,007,953
                                                                 -------------
                                                                    40,777,045
                                                                 -------------

             MARINE--0.4%
      89,100 Kirby Corp. (b) (c)................................     4,018,410
                                                                 -------------

             MEDIA--0.9%
     261,000 Journal Register Co. (b) (c).......................     4,570,110
   1,036,900 Primedia, Inc. (b) (c).............................     4,199,445
                                                                 -------------
                                                                     8,769,555
                                                                 -------------

             METALS & MINING--1.8%
     218,800 Alpha Natural Resources, Inc. (b) (c)..............     5,224,944
     214,900 Foundation Coal Holdings, Inc. (c).................     5,574,506
     323,300 Ladish, Inc. (b) (c)...............................     3,229,767
     125,200 RTI International Metals, Inc. (b) (c).............     3,932,532
                                                                 -------------
                                                                    17,961,749
                                                                 -------------

             MULTI-UTILITIES--0.8%
     257,500 NorthWestern Energy Corp. (c)......................     8,116,400
                                                                 -------------

             MULTILINE RETAIL--1.0%
     531,900 Saks, Inc. (b).....................................    10,090,143
                                                                 -------------

             OIL, GAS & CONSUMABLE FUELS--2.3%
     172,800 Forest Oil Corp. (b)...............................     7,257,600
     255,900 Vintage Petroleum, Inc.............................     7,797,273
     217,900 Whiting Petroleum Corp. (c)........................     7,911,949
                                                                 -------------
                                                                    22,966,822
                                                                 -------------

             PAPER & FOREST PRODUCTS--0.5%
     156,700 Bowater, Inc. (c)..................................     5,072,379
                                                                 -------------

             PERSONAL PRODUCTS--1.1%
     309,700 NU Skin Enterprises, Inc. (c)......................     7,216,010
      95,590 Steiner Leisure, Ltd. (b) (c)......................     3,543,521
                                                                 -------------
                                                                    10,759,531
                                                                 -------------

             PHARMACEUTICALS--0.9%
     309,800 Watson Pharmaceuticals, Inc. (b)...................     9,157,688
                                                                 -------------

             REAL ESTATE--2.5%
     115,400 Heritage Property Investment Trust, Inc. (REIT) (c)     4,041,308
     155,600 Highland Hospitality Corp. (REIT) (c)..............     1,626,020
     139,060 Rayonier, Inc. (REIT)..............................     7,374,352
     244,300 Sunstone Hotel Investors, Inc. (REIT)..............     5,926,718
     309,500 U-Store-It Trust (c)...............................     5,895,975
                                                                 -------------
                                                                    24,864,373
                                                                 -------------

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-200

METROPOLITAN SERIES FUND, INC.

 BLACKROCK STRATEGIC VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                              VALUE
          SHARES                                             (NOTE 1)
        ----------------------------------------------------------------

                    ROAD & RAIL--1.4%
            458,800 Laidlaw International, Inc. (b)....... $  11,057,080
            226,200 RailAmerica, Inc. (b) (c).............     2,691,780
                                                           -------------
                                                              13,748,860
                                                           -------------

                    SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT--2.2%
            832,000 Axcelis Technologies, Inc. (b) (c)....     5,707,520
            326,900 Brooks Automation, Inc. (b) (c).......     4,854,465
            347,600 Cypress Semiconductor Corp. (b) (c)...     4,376,284
            266,000 Novellus Systems, Inc. (b)............     6,572,860
                                                           -------------
                                                              21,511,129
                                                           -------------

                    SOFTWARE--1.6%
          1,115,200 Borland Software Corp. (b) (c)........     7,650,272
          1,222,125 TIBCO Software, Inc. (b)..............     7,992,697
                                                           -------------
                                                              15,642,969
                                                           -------------

                    SPECIALTY RETAIL--4.0%
            346,400 AnnTaylor Stores Corp. (b)............     8,410,592
            297,100 Christopher & Banks Corp. (c).........     5,425,046
             26,300 SW, Inc. (Class A)....................       656,185
            310,000 Linens 'N Things, Inc. (b) (c)........     7,334,600
            181,300 Stage Stores, Inc. (c)................     7,904,680
            302,400 The Sports Authority, Inc. (b) (c)....     9,616,320
                                                           -------------
                                                              39,347,423
                                                           -------------

                    TEXTILES, APPAREL & LUXURY GOODS--1.4%
            224,700 Reebok International, Ltd. (c)........     9,399,201
            190,400 Russell Corp. (c).....................     3,893,680
                                                           -------------
                                                              13,292,881
                                                           -------------

                                                               VALUE
          SHARES                                              (NOTE 1)
       ------------------------------------------------------------------

                    THRIFTS & MORTGAGE FINANCE--5.2%
            272,700 Accredited Home Lenders Holding Co. (c) $  11,998,800
            224,700 First Niagara Financial Group, Inc.....     3,276,126
            521,200 Flagstar Bancorp, Inc. (c).............     9,866,316
            451,200 Hudson City Bancorp, Inc...............     5,148,192
            356,000 IndyMac Bancorp, Inc. (c)..............    14,499,880
            271,900 Washington Federal, Inc................     6,395,088
                                                            -------------
                                                               51,184,402
                                                            -------------

                    WIRELESS TELECOMMUNICATION SERVICES--1.8%
            448,900 Nextel Partners, Inc. (Class A) (b) (c)    11,298,813
          1,016,900 US Unwired, Inc. (b) (c)...............     5,918,358
                                                            -------------
                                                               17,217,171
                                                            -------------
                    Total Common Stocks
                     (Identified Cost $875,251,544)........   957,021,803
                                                            -------------

       SHORT TERM INVESTMENTS--2.5%
           FACE
          AMOUNT
       ------------------------------------------------------------------

                    DISCOUNT NOTES--2.5%
       $ 24,500,000 Federal Home Loan Bank 2.650%, 07/01/05    24,500,000
                                                            -------------
                    Total Short Term Investments
                     (Identified Cost $24,500,000).........    24,500,000
                                                            -------------
                    Total Investments--99.7%
                     (Identified Cost $899,751,544) (a)....   981,521,803
                    Other assets less liabilities..........     3,363,276
                                                            -------------
                    TOTAL NET ASSETS--100%................. $ 984,885,079
                                                            =============

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-201

METROPOLITAN SERIES FUND, INC.

 BLACKROCK STRATEGIC VALUE PORTFOLIO

STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
JUNE 30, 2005 (UNAUDITED)

      ASSETS
        Investments at value..................              $  981,521,803
        Cash..................................                     235,591
        Collateral for securities loaned......                 240,151,180
        Receivable for:
         Securities sold......................                   4,040,493
         Fund shares sold.....................                     740,499
         Dividends and interest...............                     795,798
                                                            --------------
          Total Assets........................               1,227,485,364
      LIABILITIES
        Payable for:
         Fund shares redeemed................. $    622,656
         Securities purchased.................      955,299
         Return of collateral for securities
          loaned..............................  240,151,180
        Accrued expenses:
         Management fees......................      662,264
         Service and distribution fees........       50,061
         Other expenses.......................      158,825
                                               ------------
          Total Liabilities...................                 242,600,285
                                                            --------------
      NET ASSETS..............................              $  984,885,079
                                                            ==============
        Net assets consist of:
         Capital paid in......................              $  782,644,773
         Undistributed net investment
          income..............................                   1,660,250
         Accumulated net realized gains.......                 118,809,797
         Unrealized appreciation
          (depreciation) on investments.......                  81,770,259
                                                            --------------
      NET ASSETS..............................              $  984,885,079
                                                            ==============
      Computation of offering price:
      CLASS A
      Net asset value and redemption price per
       share ($633,310,634 divided by
       35,375,346 shares outstanding).........              $        17.90
                                                            ==============
      CLASS B
      Net asset value and redemption price per
       share ($91,697,826 divided by
       5,171,117 shares outstanding)..........              $        17.73
                                                            ==============
      CLASS E
      Net asset value and redemption price per
       share ($259,876,619 divided by
       14,616,276 shares outstanding).........              $        17.78
                                                            ==============
      Identified cost of investments..........              $  899,751,544
                                                            ==============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)

    INVESTMENT INCOME
      Dividends...............................             $   5,384,586(a)
      Interest................................                   681,728(b)
                                                           -------------
                                                               6,066,314
                                                           -------------
    EXPENSES
      Management fees......................... $3,928,151
      Service and distribution fees--Class B..     91,179
      Service and distribution fees--Class E..    191,688
      Directors' fees and expenses............     10,298
      Custodian...............................    103,962
      Audit and tax services..................      9,438
      Legal...................................     15,571
      Printing................................    114,294
      Insurance...............................      9,895
      Miscellaneous...........................      6,266
                                               ----------
      Total expenses before reductions........  4,480,742
      Expense reductions......................    (74,678)     4,406,064
                                               ----------  -------------
    NET INVESTMENT INCOME.....................                 1,660,250
                                                           -------------
    REALIZED AND UNREALIZED GAIN (LOSS)
    Realized gain (loss) on:
      Investments--net........................               120,222,171
    Unrealized appreciation (depreciation) on:
      Investments--net........................              (117,882,143)
                                                           -------------
    Net gain (loss)...........................                 2,340,028
                                                           -------------
    NET INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS                                       $   4,000,278
                                                           =============

(A)NET OF FOREIGN TAXES OF $3,049.
(B)INCLUDES INCOME ON SECURITIES LOANED OF $228,616.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-202

METROPOLITAN SERIES FUND, INC.

 BLACKROCK STRATEGIC VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)


                                                                       SIX MONTHS
                                                                         ENDED       YEAR ENDED
                                                                        JUNE 30,    DECEMBER 31,
                                                                          2005          2004
                                                                     -------------  ------------
FROM OPERATIONS
  Net investment income (loss)...................................... $   1,660,250  $   (550,090)
  Net realized gain.................................................   120,222,171    79,538,305
  Unrealized appreciation (depreciation)............................  (117,882,143)   49,592,432
                                                                     -------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................     4,000,278   128,580,647
                                                                     -------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net realized gain
    Class A.........................................................   (42,516,221)            0
    Class B.........................................................    (5,460,596)            0
    Class E.........................................................   (17,557,622)            0
                                                                     -------------  ------------
  TOTAL DISTRIBUTIONS...............................................   (65,534,439)            0
                                                                     -------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.    47,172,297   130,062,137
                                                                     -------------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................   (14,361,864)  258,642,784

NET ASSETS
  Beginning of the period...........................................   999,246,943   740,604,159
                                                                     -------------  ------------
  End of the period................................................. $ 984,885,079  $999,246,943
                                                                     =============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $   1,660,250  $          0
                                                                     =============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                   SIX MONTHS ENDED             YEAR ENDED
                                                                     JUNE 30, 2005           DECEMBER 31, 2004
                                                               ------------------------  ------------------------
                                                                 SHARES          $         SHARES          $
                                                               ----------  ------------  ----------  ------------
CLASS A
  Sales.......................................................  2,746,405  $ 49,707,484   6,544,337  $112,507,468
  Reinvestments...............................................  2,538,282    42,516,221           0             0
  Redemptions................................................. (4,701,301)  (85,200,659) (5,518,652)  (95,179,548)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................    583,386  $  7,023,046   1,025,685  $ 17,327,920
                                                               ==========  ============  ==========  ============
CLASS B
  Sales.......................................................  2,081,998  $ 37,449,210   3,141,001  $ 53,821,146
  Reinvestments...............................................    328,952     5,460,596           0             0
  Redemptions.................................................   (324,997)   (5,786,273)   (123,564)   (2,144,803)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................  2,085,953  $ 37,123,533   3,017,437  $ 51,676,343
                                                               ==========  ============  ==========  ============
CLASS E
  Sales.......................................................    624,294  $ 11,253,874   5,955,493  $101,427,500
  Reinvestments...............................................  1,055,146    17,557,622           0             0
  Redemptions................................................. (1,429,039)  (25,785,778) (2,357,768)  (40,369,626)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................    250,401  $  3,025,718   3,597,725  $ 61,057,874
                                                               ==========  ============  ==========  ============
  Increase (decrease) derived from capital share transactions.  2,919,740  $ 47,172,297   7,640,847  $130,062,137
                                                               ==========  ============  ==========  ============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-203

METROPOLITAN SERIES FUND, INC.

 BLACKROCK STRATEGIC VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS (UNAUDITED)


                                                                                ------------
                                                                                SIX MONTHS
                                                                                  ENDED
                                                                                 JUNE 30,
                                                                                   2005
                                                                                ----------
NET ASSET VALUE, BEGINNING OF PERIOD...........................................  $  19.17
                                                                                 --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss).................................................      0.04
  Net realized and unrealized gain (loss) on investments.......................     (0.04)
                                                                                 --------
  Total from investment operations.............................................      0.00
                                                                                 --------
LESS DISTRIBUTIONS
  Distributions from net investment income.....................................      0.00
  Distributions from net realized capital gains................................     (1.27)
                                                                                 --------
  Total distributions..........................................................     (1.27)
                                                                                 --------
NET ASSET VALUE, END OF PERIOD.................................................  $  17.90
                                                                                 ========
TOTAL RETURN (%)...............................................................       0.5(b)
Ratio of operating expenses to average net assets before expense
 reductions (%)................................................................      0.88(c)
Ratio of operating expenses to average net assets after expense
 reductions (%) (d)............................................................      0.87(c)
Ratio of net investment income (loss) to average net assets (%)................      0.41(c)
Portfolio turnover rate (%)....................................................       198(c)
Net assets, end of period (000)................................................  $633,311
The ratios of operating expenses to average net assets without giving effect to
 the contractual expense agreement would have been (%).........................        --

                                                                                                  CLASS A
                                                                                ----------------------------------------------------

                                                                                        YEAR ENDED DECEMBER 31,
                                                                                --------------------------------------
                                                                                  2004      2003      2002      2001
                                                                                --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD........................................... $  16.62  $  11.07  $  14.13  $  12.24
                                                                                --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss).................................................     0.00     (0.01)    (0.04)     0.02
  Net realized and unrealized gain (loss) on investments.......................     2.55      5.56     (2.95)     1.94
                                                                                --------  --------  --------  --------
  Total from investment operations.............................................     2.55      5.55     (2.99)     1.96
                                                                                --------  --------  --------  --------
LESS DISTRIBUTIONS
  Distributions from net investment income.....................................     0.00      0.00     (0.01)    (0.01)
  Distributions from net realized capital gains................................     0.00      0.00     (0.06)    (0.06)
                                                                                --------  --------  --------  --------
  Total distributions..........................................................     0.00      0.00     (0.07)    (0.07)
                                                                                --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD................................................. $  19.17  $  16.62  $  11.07  $  14.13
                                                                                ========  ========  ========  ========
TOTAL RETURN (%)...............................................................     15.3      50.1     (21.3)     16.0
Ratio of operating expenses to average net assets before expense
 reductions (%)................................................................     0.89      0.93      0.95      0.98
Ratio of operating expenses to average net assets after expense
 reductions (%) (d)............................................................     0.87        --        --        --
Ratio of net investment income (loss) to average net assets (%)................    (0.03)    (0.10)    (0.28)     0.18
Portfolio turnover rate (%)....................................................       33        44        27        15
Net assets, end of period (000)................................................ $666,800  $561,245  $319,202  $291,426
The ratios of operating expenses to average net assets without giving effect to
 the contractual expense agreement would have been (%).........................       --        --        --        --

                                                                                -------------
                                                                                JULY 5, 2000(A)
                                                                                    THROUGH
                                                                                 DECEMBER 31,
                                                                                     2000
                                                                                ---------------
NET ASSET VALUE, BEGINNING OF PERIOD...........................................     $ 10.00
                                                                                    -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss).................................................        0.03
  Net realized and unrealized gain (loss) on investments.......................        2.29
                                                                                    -------
  Total from investment operations.............................................        2.32
                                                                                    -------
LESS DISTRIBUTIONS
  Distributions from net investment income.....................................       (0.03)
  Distributions from net realized capital gains................................       (0.05)
                                                                                    -------
  Total distributions..........................................................       (0.08)
                                                                                    -------
NET ASSET VALUE, END OF PERIOD.................................................     $ 12.24
                                                                                    =======
TOTAL RETURN (%)...............................................................        23.2(b)
Ratio of operating expenses to average net assets before expense
 reductions (%)................................................................        1.05(c)
Ratio of operating expenses to average net assets after expense
 reductions (%) (d)............................................................          --
Ratio of net investment income (loss) to average net assets (%)................        1.12(c)
Portfolio turnover rate (%)....................................................          24(c)
Net assets, end of period (000)................................................     $54,379
The ratios of operating expenses to average net assets without giving effect to
 the contractual expense agreement would have been (%).........................        1.34(c)

                                                                                                         CLASS B
                                                                                   ------------------------------------
                                                                                   SIX MONTHS         YEAR ENDED
                                                                                     ENDED           DECEMBER 31,
                                                                                    JUNE 30,   -----------------------
                                                                                      2005       2004    2003    2002
                                                                                   ----------  -------  ------  ------
NET ASSET VALUE, BEGINNING OF PERIOD..............................................  $ 19.02    $ 16.53  $11.04  $14.12
                                                                                    -------    -------  ------  ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)....................................................     0.01       0.00   (0.01)   0.00
  Net realized and unrealized gain (loss) on investments..........................    (0.03)      2.49    5.50   (3.01)
                                                                                    -------    -------  ------  ------
  Total from investment operations................................................    (0.02)      2.49    5.49   (3.01)
                                                                                    -------    -------  ------  ------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................     0.00       0.00    0.00   (0.01)
  Distributions from net realized capital gains...................................    (1.27)      0.00    0.00   (0.06)
                                                                                    -------    -------  ------  ------
  Total distributions.............................................................    (1.27)      0.00    0.00   (0.07)
                                                                                    -------    -------  ------  ------
NET ASSET VALUE, END OF PERIOD....................................................  $ 17.73    $ 19.02  $16.53  $11.04
                                                                                    =======    =======  ======  ======
TOTAL RETURN (%)..................................................................      0.3(b)    15.1    49.7   (21.5)
Ratio of operating expenses to average net assets before expense reductions (%)...     1.13(c)    1.14    1.18    1.20
Ratio of operating expenses to average net assets after expense reductions (%) (d)     1.12(c)    1.12      --      --
Ratio of net investment income (loss) to average net assets (%)...................     0.18(c)   (0.09)  (0.26)  (0.53)
Portfolio turnover rate (%).......................................................      198(c)      33      44      27
Net assets, end of period (000)...................................................  $91,698    $58,676  $1,120  $   10

                                                                                   ------------
                                                                                   MAY 1, 2001(A)
                                                                                      THROUGH
                                                                                    DECEMBER 31,
                                                                                        2001
                                                                                   --------------
NET ASSET VALUE, BEGINNING OF PERIOD..............................................     $14.12
                                                                                       ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)....................................................       0.00
  Net realized and unrealized gain (loss) on investments..........................       0.00
                                                                                       ------
  Total from investment operations................................................       0.00
                                                                                       ------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................       0.00
  Distributions from net realized capital gains...................................       0.00
                                                                                       ------
  Total distributions.............................................................       0.00
                                                                                       ------
NET ASSET VALUE, END OF PERIOD....................................................     $14.12
                                                                                       ======
TOTAL RETURN (%)..................................................................        0.0(b)
Ratio of operating expenses to average net assets before expense reductions (%)...       1.23(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)         --
Ratio of net investment income (loss) to average net assets (%)...................       0.00(c)
Portfolio turnover rate (%).......................................................         15
Net assets, end of period (000)...................................................     $  0.1

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIODS LESS THAN ONE YEAR ARE NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.
(d)THE PORTFOLIO HAS ENTERED INTO ARRANGEMENTS WITH CERTAIN BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-204

METROPOLITAN SERIES FUND, INC.

 BLACKROCK STRATEGIC VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS--(UNAUDITED)(CONTINUED)

                                                                                                           CLASS E
                                                                                   -----------------------------------------
                                                                                   SIX MONTHS            YEAR ENDED
                                                                                     ENDED              DECEMBER 31,
                                                                                    JUNE 30,    ---------------------------
                                                                                      2005        2004      2003      2002
                                                                                   ----------   --------  --------  -------
NET ASSET VALUE, BEGINNING OF PERIOD..............................................  $  19.06    $  16.55  $  11.04  $ 14.12
                                                                                    --------    --------  --------  -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)....................................................      0.02       (0.02)    (0.02)   (0.01)
  Net realized and unrealized gain (loss) on investments..........................     (0.03)       2.53      5.53    (3.00)
                                                                                    --------    --------  --------  -------
  Total from investment operations................................................     (0.01)       2.51      5.51    (3.01)
                                                                                    --------    --------  --------  -------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................      0.00        0.00      0.00    (0.01)
  Distributions from net realized capital gains...................................     (1.27)       0.00      0.00    (0.06)
                                                                                    --------    --------  --------  -------
  Total distributions.............................................................     (1.27)       0.00      0.00    (0.07)
                                                                                    --------    --------  --------  -------
NET ASSET VALUE, END OF PERIOD....................................................  $  17.78    $  19.06  $  16.55  $ 11.04
                                                                                    ========    ========  ========  =======
TOTAL RETURN (%)..................................................................       0.4(b)     15.2      49.9    (21.5)
Ratio of operating expenses to average net assets before expense reductions (%)...      1.03(c)     1.04      1.08     1.10
Ratio of operating expenses to average net assets after expense reductions (%) (d)      1.02(c)     1.02        --       --
Ratio of net investment income (loss) to average net assets (%)...................      0.26(c)    (0.16)    (0.22)   (0.43)
Portfolio turnover rate (%).......................................................       198(c)       33        44       27
Net assets, end of period (000)...................................................  $259,877    $273,771  $178,240  $56,055

                                                                                   -----------
                                                                                   MAY 1, 2001(A)
                                                                                      THROUGH
                                                                                    DECEMBER 31,
                                                                                        2001
                                                                                   --------------
NET ASSET VALUE, BEGINNING OF PERIOD..............................................     $14.12
                                                                                       ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)....................................................      (0.01)
  Net realized and unrealized gain (loss) on investments..........................       0.01
                                                                                       ------
  Total from investment operations................................................       0.00
                                                                                       ------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................       0.00
  Distributions from net realized capital gains...................................       0.00
                                                                                       ------
  Total distributions.............................................................       0.00
                                                                                       ------
NET ASSET VALUE, END OF PERIOD....................................................     $14.12
                                                                                       ======
TOTAL RETURN (%)..................................................................        0.0 (b)
Ratio of operating expenses to average net assets before expense reductions (%)...       1.13 (c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)         --
Ratio of net investment income (loss) to average net assets (%)...................      (0.25)(c)
Portfolio turnover rate (%).......................................................         15
Net assets, end of period (000)...................................................     $6,720

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIODS LESS THAN ONE YEAR ARE NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.
(d)THE PORTFOLIO HAS ENTERED INTO ARRANGEMENTS WITH CERTAIN BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-205

METROPOLITAN SERIES FUND, INC.

 FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS--94.7% OF TOTAL NET ASSETS

                                                                  VALUE
       SHARES                                                    (NOTE 1)
     ----------------------------------------------------------------------

                AEROSPACE & DEFENSE--1.4%
         38,700 Essex Corp. (b)............................... $    885,456
         44,700 Orbital Sciences Corp. (b)....................      442,530
                                                               ------------
                                                                  1,327,986
                                                               ------------

                AIR FREIGHT & LOGISTICS--1.4%
         48,500 Forward Air Corp..............................    1,371,095
                                                               ------------

                AIRLINES--0.5%
         32,100 Republic Airways Holdings, Inc. (b)...........      463,845
                                                               ------------

                AUTOMOBILES--0.6%
         18,800 Winnebago Industries, Inc.....................      615,700
                                                               ------------

                BIOTECHNOLOGY--2.8%
         24,700 Digene Corp. (b)..............................      683,696
         20,800 Eyetech Pharmaceuticals, Inc. (b).............      262,912
         23,000 Serologicals Corp. (b)........................      488,750
         45,200 Telik, Inc. (b)...............................      734,952
         45,300 Trimeris, Inc. (b)............................      452,094
          4,700 Vicuron Pharmaceuticals, Inc. (b).............      131,130
                                                               ------------
                                                                  2,753,534
                                                               ------------

                CAPITAL MARKETS--1.5%
         23,386 Ares Capital Corp.............................      416,972
         11,100 GFI Group, Inc. (b)...........................      395,160
         16,200 National Financial Partners Corp..............      634,068
                                                               ------------
                                                                  1,446,200
                                                               ------------

                CHEMICALS--4.4%
         30,500 Cabot Corp....................................    1,006,500
         26,700 FMC Corp. (b).................................    1,498,938
         17,600 Minerals Technologies, Inc....................    1,084,160
         25,200 Westlake Chemical Corp. (b)...................      617,400
                                                               ------------
                                                                  4,206,998
                                                               ------------

                COMMERCIAL BANKS--2.7%
         18,700 East West Bancorp, Inc........................      628,133
         29,900 First State Bancorp...........................      576,771
         31,400 Greater Bay Bancorp...........................      828,018
          5,600 Umpqua Holdings Corp..........................      131,824
          7,700 WestAmerica Bancorp...........................      406,637
                                                               ------------
                                                                  2,571,383
                                                               ------------

                COMMERCIAL SERVICES & SUPPLIES--3.3%
         32,000 Advance America Cash Advance Centers, Inc. (b)      512,000
         30,100 CDI Corp......................................      659,792
         20,000 Jackson Hewitt Tax Service, Inc...............      472,800
         23,100 LECG Corp. (b)................................      491,106
         32,000 NCO Group, Inc. (b)...........................      692,160
         13,000 PRG-Shultz International, Inc. (b)............       36,660
          9,050 Waste Connections, Inc. (b)...................      337,475
                                                               ------------
                                                                  3,201,993
                                                               ------------

                                                                   VALUE
        SHARES                                                    (NOTE 1)
      -------------------------------------------------------------------------

                    COMMUNICATIONS EQUIPMENT--2.0%
          24,500    Arris Group, Inc. (b)...................... $    213,395
          33,600    Avocent Corp. (b)..........................      878,304
          39,200    ViaSat, Inc. (b)...........................      796,936
                                                                ------------
                                                                   1,888,635
                                                                ------------

                    CONSTRUCTION MATERIALS--0.8%
          22,600    Headwaters, Inc. (b).......................      776,988
                                                                ------------

                    DIVERSIFIED CONSUMER SERVICES--0.9%
          12,400    Lincoln Educational Services (b)...........      251,100
          16,700    Regis Corp.................................      652,636
                                                                ------------
                                                                     903,736
                                                                ------------

                    DIVERSIFIED FINANCIAL SERVICES--1.9%
          21,800    CapitalSource, Inc. (b)....................      427,934
          34,100    Doral Financial Corp.......................      564,014
          22,700    Financial Federal Corp.....................      877,128
                                                                ------------
                                                                   1,869,076
                                                                ------------

                    ELECTRICAL EQUIPMENT--0.6%
          13,100    AMETEK, Inc................................      548,235
                                                                ------------

                    ELECTRONIC EQUIPMENT & INSTRUMENTS--5.4%
          20,600    Coherent, Inc. (b).........................      741,806
          35,300    Electro Scientific Industries, Inc. (b)....      631,164
          30,900    FLIR Systems, Inc. (b).....................      922,056
           9,500    LaserCard Corp.............................       55,765
           7,100    Mettler-Toledo International, Inc. (b).....      330,718
          41,500    National Instruments Corp..................      879,800
          30,200    Tektronix, Inc.............................      702,754
          23,950    Trimble Navigation, Ltd. (b)...............      933,331
                                                                ------------
                                                                   5,197,394
                                                                ------------

                    ENERGY EQUIPMENT & SERVICES--3.8%
          41,000    Cal Dive International, Inc. (b)...........    2,147,170
          25,200    FMC Technologies, Inc. (b).................      805,644
          41,200    Superior Energy Services, Inc. (b).........      733,360
                                                                ------------
                                                                   3,686,174
                                                                ------------

                    HEALTH CARE EQUIPMENT & SUPPLIES--6.2%
          18,700    Advanced Neuromodulation Systems, Inc. (b).      742,016
          48,300    American Medical Systems Holdings, Inc. (b)      997,395
          42,900    Greatbatch, Inc. (b).......................    1,025,310
          38,366    Merit Medical Systems, Inc. (b)............      591,220
          24,200    Molecular Devices Corp. (b)................      523,446
          30,400    STERIS Corp................................      783,408
          14,900    Symmetry Medical, Inc. (b).................      350,746
          25,200    Varian, Inc. (b)...........................      952,308
                                                                ------------
                                                                   5,965,849
                                                                ------------

                    HEALTH CARE PROVIDERS & SERVICES--9.8%
          17,200    Centene Corp. (b)..........................      577,576
          12,500    IDX Systems Corp. (b)......................      376,750

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-206

METROPOLITAN SERIES FUND, INC.

 FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                                   VALUE
      SHARES                                                      (NOTE 1)
    ------------------------------------------------------------------------

               HEALTH CARE PROVIDERS & SERVICES--(CONTINUED)
        19,600 LabOne, Inc. (b)................................ $    780,276
        14,600 Maximus, Inc. (b)...............................      515,234
        13,100 Molina Healthcare, Inc. (b).....................      579,806
        28,900 Parexel International Corp. (b).................      573,665
        17,200 Pharmaceutical Product Development, Inc. (b)....      805,992
        17,300 Psychiatric Solutions, Inc. (b).................      842,683
        25,100 RehabCare Group, Inc. (b).......................      670,923
        19,100 Sierra Health Services, Inc. (b)................    1,364,886
        20,000 Symbion, Inc. (b)...............................      477,000
        18,800 United Surgical Partners International, Inc. (b)      979,104
        38,300 VCA Antech, Inc. (b)............................      928,775
                                                                ------------
                                                                   9,472,670
                                                                ------------

               HOTELS, RESTAURANTS & LEISURE--5.6%
        22,600 BJ's Restaurants, Inc. (b)......................      459,684
        12,000 Four Seasons Hotels, Inc........................      793,200
        67,800 La Quinta Corp. (b).............................      632,574
        19,900 Orient Express Hotels, Ltd......................      630,233
        14,000 Panera Bread Co. (b)............................      869,190
        45,200 Penn National Gaming, Inc. (b)..................    1,649,800
         6,500 Red Robin Gourmet Burgers, Inc. (b).............      402,870
                                                                ------------
                                                                   5,437,551
                                                                ------------

               HOUSEHOLD PRODUCTS--0.5%
        26,500 Prestige Brands Holdings, Inc...................      516,750
                                                                ------------

               IT SERVICES--1.7%
        80,100 BearingPoint, Inc. (b)..........................      587,133
        16,200 Global Payments, Inc............................    1,098,360
                                                                ------------
                                                                   1,685,493
                                                                ------------

               INSURANCE--1.2%
        11,600 Aspen Insurance Holdings, Ltd...................      319,696
        16,200 EMC Insurance Group, Inc........................      292,896
        13,600 IPC Holdings, Ltd...............................      538,832
                                                                ------------
                                                                   1,151,424
                                                                ------------

               INTERNET SOFTWARE & SERVICES--2.6%
        81,300 Entrust, Inc. (b)...............................      389,427
         6,400 F5 Networks, Inc. (b)...........................      302,304
        41,700 Marchex, Inc. (b)...............................      627,168
        36,500 RightNow Technologies, Inc. (b).................      438,730
        35,600 Sapient Corp. (b)...............................      282,308
        35,000 ValueClick, Inc. (b)............................      431,550
                                                                ------------
                                                                   2,471,487
                                                                ------------

               MACHINERY--3.5%
         4,100 CLARCOR, Inc....................................      119,925
        45,300 Flowserve Corp. (b).............................    1,370,778
         6,000 Oshkosh Truck Corp..............................      469,680
        13,300 The Manitowoc Co., Inc..........................      545,566
        34,800 Wabash National Corp............................      843,204
                                                                ------------
                                                                   3,349,153
                                                                ------------

                                                                  VALUE
       SHARES                                                    (NOTE 1)
     ----------------------------------------------------------------------

                MEDIA--0.9%
         57,100 Entravision Communications Corp. (Class A) (b) $    444,809
          9,900 Scholastic Corp. (b)..........................      381,645
                                                               ------------
                                                                    826,454
                                                               ------------

                METALS & MINING--0.8%
         16,700 Alpha Natural Resources, Inc. (b).............      398,796
         11,400 Reliance Steel & Aluminum Co..................      422,598
                                                               ------------
                                                                    821,394
                                                               ------------

                MULTILINE RETAIL--1.5%
         27,600 Fred's, Inc...................................      457,608
         31,000 Tuesday Morning Corp..........................      977,120
                                                               ------------
                                                                  1,434,728
                                                               ------------

                OIL, GAS & CONSUMABLE FUELS--2.3%
         17,000 Bill Barrett Corp. (b)........................      502,860
         18,600 Denbury Resources, Inc. (b)...................      739,722
         28,700 Spinnaker Exploration Co. (b).................    1,018,563
                                                               ------------
                                                                  2,261,145
                                                               ------------

                PHARMACEUTICALS--2.9%
          7,100 Andrx Corp. (b)...............................      144,201
         33,100 Angiotech Pharmaceuticals, Inc. (b)...........      458,766
         51,500 Impax Laboratories, Inc. (b)..................      808,550
         14,200 Pharmion Corp. (b)............................      329,582
         17,260 Taro Pharmaceutical Industries, Ltd. (b)......      501,748
         25,400 The Medicines Co. (b).........................      594,106
                                                               ------------
                                                                  2,836,953
                                                               ------------

                REAL ESTATE--1.6%
         27,600 Innkeepers USA Trust (REIT)...................      412,344
         20,300 Jones Lang LaSalle, Inc. (b)..................      897,869
         31,000 MeriStar Hospitality Corp. (REIT).............      266,600
                                                               ------------
                                                                  1,576,813
                                                               ------------

                ROAD & RAIL--1.7%
         33,550 Knight Transportation, Inc....................      816,272
         29,000 Landstar System, Inc. (b).....................      873,480
                                                               ------------
                                                                  1,689,752
                                                               ------------

                SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT--8.3%
         40,500 Actel Corp. (b)...............................      562,950
         22,100 Cabot Microelectronics Corp. (b)..............      640,679
         52,300 Exar Corp. (b)................................      778,747
         41,700 Integrated Circuit Systems, Inc. (b)..........      860,688
         82,400 Microtune, Inc. (b)...........................      413,236
         16,800 Photronics, Inc. (b)..........................      392,112
         40,700 Power Integrations, Inc. (b)..................      877,899
         70,500 Semtech Corp. (b).............................    1,173,825
         34,600 Silicon Laboratories, Inc. (b)................      906,866
         33,200 Varian Semiconductor Equipment, Inc. (b)......    1,228,400
         36,600 ZiLOG, Inc. (b)...............................      154,452
                                                               ------------
                                                                  7,989,854
                                                               ------------

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-207

METROPOLITAN SERIES FUND, INC.

 FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                              VALUE
           SHARES                                            (NOTE 1)
         --------------------------------------------------------------

                    SOFTWARE--6.4%
             47,100 Altiris, Inc. (b)..................... $    691,428
             27,500 Catapult Communications Corp. (b).....      469,150
             35,900 FileNET Corp. (b).....................      902,526
             15,200 Hyperion Solutions Corp. (b)..........      611,648
             27,900 Jack Henry & Associates, Inc..........      510,849
             10,900 Macromedia, Inc. (b)..................      416,598
             58,900 Micromuse, Inc. (b)...................      333,374
             52,100 NetIQ Corp. (b).......................      591,335
             60,800 Quest Software, Inc. (b)..............      828,704
             26,700 THQ, Inc. (b).........................      781,509
              1,700 Verity, Inc. (b)......................       14,909
                                                           ------------
                                                              6,152,030
                                                           ------------

                    SPECIALTY RETAIL--2.4%
             23,700 Cost Plus, Inc. (b)...................      591,078
             23,100 Hot Topic, Inc. (b)...................      441,672
             20,300 The Finish Line, Inc. (Class A).......      384,076
             18,700 Tractor Supply Co. (b)................      918,170
                                                           ------------
                                                              2,334,996
                                                           ------------

                    TEXTILES, APPAREL & LUXURY GOODS--0.1%
              3,000 Volcom, Inc. (b)......................       80,310
                                                           ------------

                    THRIFTS & MORTGAGE FINANCE--0.3%
             16,300 Franklin Bank Corp. (b)                     305,788
                                                           ------------

                                                              VALUE
           SHARES                                            (NOTE 1)
         --------------------------------------------------------------

                    WIRELESS TELECOMMUNICATION SERVICES--0.4%
             14,600 JAMDAT Mobile, Inc. (b)................ $   404,128
                                                            -----------
                    Total Common Stocks
                     (Identified Cost $81,391,834).........  91,593,694
                                                            -----------

         SHORT TERM INVESTMENTS--5.1%
            FACE
           AMOUNT
         --------------------------------------------------------------

                    DISCOUNT NOTES--5.1%
         $4,800,000 Federal Home Loan Bank 2.650%, 07/01/05   4,800,000
            160,000 Federal Home Loan Mortgage Association
                     2.600%, 07/01/05......................     160,000
                                                            -----------
                                                              4,960,000
                                                            -----------
                    Total Short Term Investments
                     (Identified Cost $4,960,000)..........   4,960,000
                                                            -----------
                    Total Investments--99.8%
                     (Identified Cost $86,351,834) (a).....  96,553,694
                    Other assets less liabilities..........     146,264
                                                            -----------
                    TOTAL NET ASSETS--100%................. $96,699,958
                                                            ===========

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-208

METROPOLITAN SERIES FUND, INC.

 FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIO

STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
JUNE 30, 2005 (UNAUDITED)

       ASSETS
         Investments at value.....................          $96,553,694
         Cash.....................................                1,924
         Receivable for:
          Securities sold.........................              736,742
          Fund shares sold........................              149,945
          Dividends and interest..................               18,287
                                                            -----------
           Total Assets...........................           97,460,592
       LIABILITIES
         Payable for:
          Fund shares redeemed.................... $117,342
          Securities purchased....................  514,848
          Withholding taxes.......................       80
         Accrued expenses:
          Management fees.........................   79,862
          Service and distribution fees...........   11,770
          Other expenses..........................   36,732
                                                   --------
           Total Liabilities......................              760,634
                                                            -----------
       NET ASSETS.................................          $96,699,958
                                                            ===========
         Net assets consist of:
          Capital paid in.........................          $83,660,830
          Undistributed net investment loss.......             (345,803)
          Accumulated net realized gains..........            3,183,069
          Unrealized appreciation (depreciation)
           on investments and foreign currency....           10,201,862
                                                            -----------
       NET ASSETS.................................          $96,699,958
                                                            ===========
       Computation of offering price:
       CLASS A
       Net asset value and redemption price per
        share ( $32,041,485 divided by 3,255,465
        shares outstanding).......................          $      9.84
                                                            ===========
       CLASS B
       Net asset value and redemption price per
        share ($50,516,985 divided by 5,182,044
        shares outstanding).......................          $      9.75
                                                            ===========
       CLASS E
       Net asset value and redemption price per
        share ($14,141,488 divided by 1,443,578
        shares outstanding).......................          $      9.80
                                                            ===========
       Identified cost of investments.............          $86,351,834
                                                            ===========

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)

     INVESTMENT INCOME
       Dividends...............................              $   138,497(a)
       Interest................................                   46,470
                                                             -----------
                                                                 184,967
     EXPENSES
       Management fees......................... $   381,089
       Deferred expense reimbursement..........      15,000
       Service and distribution fees--Class B..      50,198
       Service and distribution fees--Class E..      10,488
       Directors' fees and expenses............      10,266
       Custodian...............................      50,312
       Audit and tax services..................      10,444
       Legal...................................       1,147
       Printing................................       9,165
       Insurance...............................         802
       Miscellaneous...........................       1,137
                                                -----------
       Total expenses before reductions........     540,048
       Expense reductions......................      (9,278)     530,770
                                                -----------  -----------
     NET INVESTMENT INCOME (LOSS)..............                 (345,803)
                                                             -----------
     REALIZED AND UNREALIZED GAIN (LOSS)
     Realized gain (loss) on:
       Investments--net........................                3,423,267
                                                             -----------
     Unrealized appreciation (depreciation) on:
       Investments--net........................  (3,636,015)
       Foreign currency transactions--net......           2   (3,636,013)
                                                -----------  -----------
     Net gain (loss)...........................                 (212,746)
                                                             -----------
     NET INCREASE (DECREASE) IN NET ASSETS
      FROM OPERATIONS..........................              $  (558,549)
                                                             ===========

(a)NET OF FOREIGN TAXES OF $482.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-209

METROPOLITAN SERIES FUND, INC.

 FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                                      SIX MONTHS
                                                                        ENDED      YEAR ENDED
                                                                       JUNE 30,   DECEMBER 31,
                                                                         2005         2004
                                                                     -----------  ------------
FROM OPERATIONS
  Net investment loss............................................... $  (345,803) $  (639,639)
  Net realized gain.................................................   3,423,267    4,706,692
  Unrealized appreciation (depreciation)............................  (3,636,013)   3,812,327
                                                                     -----------  -----------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................    (558,549)   7,879,380
                                                                     -----------  -----------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net realized gain
    Class A.........................................................  (1,092,133)           0
    Class B.........................................................  (1,500,258)           0
    Class E.........................................................    (501,060)           0
                                                                     -----------  -----------
  TOTAL DISTRIBUTIONS...............................................  (3,093,451)           0
                                                                     -----------  -----------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.  19,251,455   15,045,143
                                                                     -----------  -----------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................  15,599,455   22,924,523

NET ASSETS
  Beginning of the period...........................................  81,100,503   58,175,980
                                                                     -----------  -----------
  End of the period................................................. $96,699,958  $81,100,503
                                                                     ===========  ===========
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $  (345,803) $         0
                                                                     ===========  ===========

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                  SIX MONTHS ENDED           YEAR ENDED
                                                                    JUNE 30, 2005         DECEMBER 31, 2004
                                                               ----------------------  ----------------------
                                                                 SHARES        $         SHARES        $
                                                               ---------  -----------  ---------  -----------
CLASS A
  Sales.......................................................   530,485  $ 5,215,828  1,284,110  $12,199,181
  Reinvestments...............................................   120,147    1,092,133          0            0
  Redemptions.................................................  (476,495)  (4,673,900)  (976,814)  (9,210,643)
                                                               ---------  -----------  ---------  -----------
  Net increase (decrease).....................................   174,137  $ 1,634,061    307,296  $ 2,988,538
                                                               =========  ===========  =========  ===========
CLASS B
  Sales....................................................... 1,993,595  $19,274,340  1,583,408  $14,827,409
  Reinvestments...............................................   166,510    1,500,258          0            0
  Redemptions.................................................  (354,180)  (3,440,192)  (631,083)  (5,914,979)
                                                               ---------  -----------  ---------  -----------
  Net increase (decrease)..................................... 1,805,925  $17,334,406    952,325  $ 8,912,430
                                                               =========  ===========  =========  ===========
CLASS E
  Sales.......................................................   141,507  $ 1,382,618    702,934  $ 6,660,072
  Reinvestments...............................................    55,366      501,060          0            0
  Redemptions.................................................  (163,915)  (1,600,690)  (374,713)  (3,515,897)
                                                               ---------  -----------  ---------  -----------
  Net increase (decrease).....................................    32,958  $   282,988    328,221  $ 3,144,175
                                                               =========  ===========  =========  ===========
  Increase (decrease) derived from capital share transactions. 2,013,020  $19,251,455  1,587,842  $15,045,143
                                                               =========  ===========  =========  ===========

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-210

METROPOLITAN SERIES FUND, INC.

 FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS (UNAUDITED)

                                                                                              CLASS A
                                                                       --------------------------------------------------
                                                                       SIX MONTHS                              MAY 1, 2001(A)
                                                                         ENDED       YEAR ENDED DECEMBER 31,      THROUGH
                                                                        JUNE 30,    -------------------------   DECEMBER 31,
                                                                          2005        2004     2003     2002        2001
                                                                       ----------   -------  -------  -------  --------------
NET ASSET VALUE, BEGINNING OF PERIOD..................................  $ 10.35     $  9.29  $  6.41  $  8.88      $10.00
                                                                        -------     -------  -------  -------      ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income (loss).........................................    (0.03)      (0.08)   (0.04)   (0.04)       0.00
 Net realized and unrealized gain (loss) on investments...............    (0.13)       1.14     2.92    (2.43)      (1.12)
                                                                        -------     -------  -------  -------      ------
 Total from investment operations.....................................    (0.16)       1.06     2.88    (2.47)      (1.12)
                                                                        -------     -------  -------  -------      ------
LESS DISTRIBUTIONS
 Distributions from net investment income.............................     0.00        0.00     0.00     0.00        0.00
 Distributions from net realized capital gains........................    (0.35)       0.00     0.00     0.00        0.00
                                                                        -------     -------  -------  -------      ------
 Total distributions..................................................    (0.35)       0.00     0.00     0.00        0.00
                                                                        -------     -------  -------  -------      ------
NET ASSET VALUE, END OF PERIOD........................................  $  9.84     $ 10.35  $  9.29  $  6.41      $ 8.88
                                                                        =======     =======  =======  =======      ======
TOTAL RETURN (%)......................................................     (1.3)(b)    11.4     44.9    (27.8)      (11.2)(b)
Ratio of operating expenses to average net assets before expense
 reductions (%).......................................................     1.13 (c)    1.15     1.13     1.05        1.05 (c)
Ratio of operating expenses to average net assets after expense
 reductions (%) (d)...................................................     1.11 (c)    1.15       --       --          --
Ratio of net investment income (loss) to average net assets (%).......    (0.68)(c)   (0.80)   (0.68)   (0.60)       0.00 (c)
Portfolio turnover rate (%)...........................................       50 (c)      50       38       33          67 (c)
Net assets, end of period (000).......................................  $32,041     $32,041  $25,762  $12,079      $7,468
The ratios of operating expenses to average net assets without giving
 effect to the contractual expense agreement would have been (%)......       --        1.15     1.32     1.51        2.69 (c)

                                                                                              CLASS B
                                                                       -------------------------------------------------
                                                                       SIX MONTHS          YEAR ENDED         MAY 1, 2001(A)
                                                                         ENDED            DECEMBER 31,           THROUGH
                                                                        JUNE 30,    ------------------------   DECEMBER 31,
                                                                          2005        2004     2003    2002        2001
                                                                       ----------   -------  -------  ------  --------------
NET ASSET VALUE, BEGINNING OF PERIOD..................................  $ 10.27     $  9.24  $  6.39  $ 8.88      $10.00
                                                                        -------     -------  -------  ------      ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income (loss).........................................    (0.03)      (0.08)   (0.05)  (0.04)      (0.01)
 Net realized and unrealized gain (loss) on investments...............    (0.14)       1.11     2.90   (2.45)      (1.11)
                                                                        -------     -------  -------  ------      ------
 Total from investment operations.....................................    (0.17)       1.03     2.85   (2.49)      (1.12)
                                                                        -------     -------  -------  ------      ------
LESS DISTRIBUTIONS
 Distributions from net investment income.............................     0.00        0.00     0.00    0.00        0.00
 Distributions from net realized capital gains........................    (0.35)       0.00     0.00    0.00        0.00
                                                                        -------     -------  -------  ------      ------
 Total distributions..................................................    (0.35)       0.00     0.00    0.00        0.00
                                                                        -------     -------  -------  ------      ------
NET ASSET VALUE, END OF PERIOD........................................  $  9.75     $ 10.27  $  9.24  $ 6.39      $ 8.88
                                                                        =======     =======  =======  ======      ======
TOTAL RETURN (%)......................................................     (1.4)(b)    11.1     44.6   (28.0)      (11.2)(b)
Ratio of operating expenses to average net assets before expense
 reductions (%).......................................................     1.38 (c)    1.40     1.38    1.30        1.30 (c)
Ratio of operating expenses to average net assets after expense
 reductions (%) (d)...................................................     1.36 (c)    1.40       --      --          --
Ratio of net investment income (loss) to average net assets (%).......    (0.91)(c)   (1.05)   (0.93)  (0.85)      (0.51)(c)
Portfolio turnover rate (%)...........................................       50 (c)      50       38      33          67 (c)
Net assets, end of period (000).......................................  $50,517     $50,517  $22,385  $9,403      $4,493
The ratios of operating expenses to average net assets without giving
 effect to the contractual expense agreement would have been (%)......       --        1.40     1.57    1.76        2.94 (c)

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIODS LESS THAN ONE YEAR ARE NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.
(d)THE PORTFOLIO HAS ENTERED INTO ARRANGEMENTS WITH CERTAIN BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-211

METROPOLITAN SERIES FUND, INC.

 FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS--(UNAUDITED) (CONTINUED)

                                                                                              CLASS E
                                                                       -------------------------------------------------
                                                                       SIX MONTHS          YEAR ENDED         MAY 1, 2001(A)
                                                                         ENDED            DECEMBER 31,           THROUGH
                                                                        JUNE 30,    ------------------------   DECEMBER 31,
                                                                          2005        2004     2003    2002        2001
                                                                       ----------   -------  -------  ------  --------------
NET ASSET VALUE, BEGINNING OF PERIOD..................................   $10.31     $  9.27  $  6.41  $ 8.88      $10.00
                                                                         ------     -------  -------  ------      ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income (loss).........................................    (0.04)      (0.09)   (0.04)  (0.01)       0.00
 Net realized and unrealized gain (loss) on investments...............    (0.12)       1.13     2.90   (2.46)      (1.12)
                                                                         ------     -------  -------  ------      ------
 Total from investment operations.....................................    (0.16)       1.04     2.86   (2.47)      (1.12)
                                                                         ------     -------  -------  ------      ------
LESS DISTRIBUTIONS
 Distributions from net investment income.............................     0.00        0.00     0.00    0.00        0.00
 Distributions from net realized capital gains........................    (0.35)       0.00     0.00    0.00        0.00
                                                                         ------     -------  -------  ------      ------
 Total distributions..................................................    (0.35)       0.00     0.00    0.00        0.00
                                                                         ------     -------  -------  ------      ------
NET ASSET VALUE, END OF PERIOD........................................   $ 9.80     $ 10.31  $  9.27  $ 6.41      $ 8.88
                                                                         ======     =======  =======  ======      ======
TOTAL RETURN (%)......................................................     (1.3)(b)    11.2     44.6   (27.8)      (11.2)(b)
Ratio of operating expenses to average net assets before expense
 reductions (%).......................................................     1.28 (c)    1.30     1.28    1.20        1.20 (c)
Ratio of operating expenses to average net assets after expense
 reductions (%) (d)...................................................     1.26 (c)    1.30       --      --          --
Ratio of net investment income (loss) to average net assets (%).......    (0.84)(c)   (0.95)   (0.84)  (0.72)      (0.41)(c)
Portfolio turnover rate (%)...........................................       50 (c)      50       38      33          67 (c)
Net assets, end of period (000).......................................   $1,444     $14,141  $10,029  $2,235      $    6
The ratios of operating expenses to average net assets without giving
 effect to the contractual expense agreement would have been (%)......       --        1.30     1.47    1.66        2.84 (c)

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIODS LESS THAN ONE YEAR ARE NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.
(d)THE PORTFOLIO HAS ENTERED INTO ARRANGEMENTS WITH CERTAIN BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-212

METROPOLITAN SERIES FUND, INC.

 LOOMIS SAYLES SMALL CAP PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS--97.6% OF TOTAL NET ASSETS

                                                               VALUE
         SHARES                                               (NOTE 1)
       ------------------------------------------------------------------

                   AEROSPACE & DEFENSE--1.3%
            63,000 Aviall, Inc. (b)........................ $   1,990,170
           113,925 Essex Corp. (b) (c).....................     2,606,604
            26,593 Moog, Inc. (b)..........................       837,414
             4,410 The Allied Defense Group, Inc. (b)......       101,518
                                                            -------------
                                                                5,535,706
                                                            -------------

                   AUTO COMPONENTS--0.8%
            75,125 ArvinMeritor, Inc.......................     1,336,474
            93,850 Cooper Tire & Rubber Co. (c)............     1,742,794
                                                            -------------
                                                                3,079,268
                                                            -------------

                   AUTOMOBILES--0.1%
            33,650 Monaco Coach Corp. (c)..................       578,444
                                                            -------------

                   BIOTECHNOLOGY--2.0%
            77,825 Encysive Pharmaceuticals, Inc. (b) (c)..       841,288
            69,025 Human Genome Sciences, Inc. (b) (c).....       799,310
            67,200 Idenix Pharmaceuticals, Inc. (b) (c)....     1,456,896
            66,450 Keryx Biopharmaceuticals, Inc. (b) (c)..       877,140
            30,600 Kos Pharmaceuticals, Inc. (b)...........     2,004,300
            60,825 Senomyx, Inc. (b) (c)...................     1,004,221
            67,600 Vertex Pharmaceuticals, Inc. (b)........     1,138,384
                                                            -------------
                                                                8,121,539
                                                            -------------

                   BUILDING PRODUCTS--0.5%
           105,600 Lennox International, Inc...............     2,235,552
                                                            -------------

                   CAPITAL MARKETS--1.2%
            24,875 Affiliated Managers Group, Inc. (b) (c).     1,699,709
            47,250 GFI Group, Inc. (b) (c).................     1,682,100
            43,175 National Financial Partners Corp........     1,689,869
                                                            -------------
                                                                5,071,678
                                                            -------------

                   CHEMICALS--2.3%
            18,925 Cabot Corp..............................       624,525
            47,350 Cytec Industries, Inc...................     1,884,530
            19,400 FMC Corp. (b)...........................     1,089,116
            31,075 Great Lakes Chemical Corp...............       977,930
            19,425 Nalco Holding Co. (b)...................       381,313
            92,325 Spartech Corp...........................     1,643,385
            42,900 The Scotts Miracle-Gro Co. (Class A) (b)     3,054,909
                                                            -------------
                                                                9,655,708
                                                            -------------

                   COMMERCIAL BANKS--5.8%
            18,275 Alabama National BanCorp. (c)...........     1,194,637
            31,700 Centerstate Banks of Florida, Inc.......     1,034,371
            25,700 Community BanCorp. (b) (c)..............       797,214
            91,831 CVB Financial Corp. (c).................     1,807,234
            52,675 East West Bancorp, Inc..................     1,769,353
            48,850 First Midwest Bancorp, Inc..............     1,718,054
            91,575 Hanmi Financial Corp. (c)...............     1,529,303
            24,300 IBERIABANK Corp. (c)....................     1,497,123
            71,537 Independent Bank Corp. (c)..............     2,034,512

                                                                VALUE
       SHARES                                                  (NOTE 1)
     ------------------------------------------------------------------------

                 COMMERCIAL BANKS--(CONTINUED)
          34,100 Pennsylvania Commerce Bancorp, Inc. (b) (c) $   1,116,775
          55,600 PrivateBancorp, Inc. (c)...................     1,967,128
          64,000 Signature Bank (b).........................     1,561,600
          54,312 Texas Regional Bancshares, Inc.............     1,655,430
          59,875 The South Financial Group, Inc.............     1,701,648
          44,350 Wintrust Financial Corp....................     2,321,722
                                                             -------------
                                                                23,706,104
                                                             -------------

                 COMMERCIAL SERVICES & SUPPLIES--5.2%
          68,100 Adesa, Inc.................................     1,482,537
          45,150 CRA International, Inc. (b) (c)............     2,431,327
         201,300 Hudson Highland Group, Inc. (b) (c)........     3,138,267
          42,775 Imagistics International, Inc. (b).........     1,197,700
          89,125 LECG Corp. (b).............................     1,894,798
          74,300 McGrath RentCorp...........................     1,760,910
          30,675 Mine Safety Appliances Co..................     1,417,185
          45,800 Mobile Mini, Inc. (b) (c)..................     1,579,184
          33,075 Navigant Consulting, Inc. (b)..............       584,105
         168,850 PeopleSupport, Inc. (b) (c)................     1,539,912
          26,675 The Corporate Executive Board Co...........     2,089,453
          48,874 Waste Connections, Inc. (b)................     1,822,511
          44,075 WCA Waste Corp. (b)........................       385,656
                                                             -------------
                                                                21,323,545
                                                             -------------

                 COMMUNICATIONS EQUIPMENT--1.5%
          77,900 ADTRAN, Inc................................     1,931,141
          60,125 Anaren, Inc. (b)...........................       790,644
          30,425 Avocent Corp. (b)..........................       795,310
          30,575 Intervoice, Inc. (b).......................       263,862
          45,525 Ixia (b)...................................       885,006
          45,200 SafeNet, Inc. (b) (c)......................     1,539,512
                                                             -------------
                                                                 6,205,475
                                                             -------------

                 COMPUTERS & PERIPHERALS--0.6%
          43,225 Imation Corp...............................     1,676,698
         200,150 McDATA Corp. (Class A) (b) (c).............       800,600
                                                             -------------
                                                                 2,477,298
                                                             -------------

                 CONSTRUCTION & ENGINEERING--1.1%
         109,875 Insituform Technologies, Inc. (b)..........     1,761,296
          51,775 Washington Group International, Inc. (b)...     2,646,738
                                                             -------------
                                                                 4,408,034
                                                             -------------

                 CONSTRUCTION MATERIALS--1.0%
          17,575 Eagle Materials, Inc. (c)..................     1,627,269
          18,075 Headwaters, Inc. (b) (c)...................       621,419
          35,175 Texas Industries, Inc......................     1,977,890
                                                             -------------
                                                                 4,226,578
                                                             -------------

                 CONSUMER FINANCE--0.1%
          17,703 Advanta Corp. (Class B)....................       498,516
                                                             -------------

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-213

METROPOLITAN SERIES FUND, INC.

 LOOMIS SAYLES SMALL CAP PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                                VALUE
       SHARES                                                  (NOTE 1)
     ---------------------------------------------------------------------

                 DIVERSIFIED CONSUMER SERVICES--1.7%
          38,225 Bright Horizons Family Solutions, Inc. (b). $   1,556,522
          50,100 Laureate Education, Inc. (b)...............     2,397,786
           7,900 Regis Corp.................................       308,732
          48,100 Universal Technical Institute, Inc. (b) (c)     1,596,920
          27,050 Vertrue, Inc. (b) (c)......................     1,053,868
                                                             -------------
                                                                 6,913,828
                                                             -------------

                 DIVERSIFIED TELECOMMUNICATION SERVICES--0.6%
          24,350 Commonwealth Telephone Enterprises,
                  Inc. (b) (c)..............................     1,020,508
          82,525 Iowa Telecommunications Services, Inc. (c).     1,547,344
                                                             -------------
                                                                 2,567,852
                                                             -------------

                 ELECTRIC UTILITIES--0.4%
          23,600 ALLETE, Inc................................     1,177,640
          21,625 Otter Tail Corp............................       591,011
                                                             -------------
                                                                 1,768,651
                                                             -------------

                 ELECTRICAL EQUIPMENT--1.0%
          60,600 AMETEK, Inc................................     2,536,110
          54,650 Artesyn Technologies, Inc. (b).............       475,455
          87,600 General Cable Corp. (b) (c)................     1,299,108
                                                             -------------
                                                                 4,310,673
                                                             -------------

                 ELECTRONIC EQUIPMENT & INSTRUMENTS--0.7%
          43,800 Anixter International, Inc. (b)............     1,628,046
          45,425 Excel Technology, Inc. (b).................     1,103,828
                                                             -------------
                                                                 2,731,874
                                                             -------------

                 ENERGY EQUIPMENT & SERVICES--3.8%
          18,600 Atwood Oceanics, Inc. (b)..................     1,145,016
          72,925 Cal Dive International, Inc. (b)...........     3,819,082
          18,175 CARBO Ceramics, Inc........................     1,435,098
          62,400 FMC Technologies, Inc. (b).................     1,994,928
          41,325 Hydril (b).................................     2,246,014
         106,150 Pioneer Drilling Co. (b)...................     1,619,849
          41,950 Unit Corp. (b).............................     1,846,219
          41,400 Universal Compression Holdings, Inc. (b)...     1,500,336
                                                             -------------
                                                                15,606,542
                                                             -------------

                 FOOD & STAPLES RETAILING--1.2%
          50,550 BJ's Wholesale Club, Inc. (b)..............     1,642,369
          24,950 Casey's General Stores, Inc................       494,509
          36,600 Performance Food Group Co. (b).............     1,105,686
          52,650 Smart & Final, Inc. (b) (c)................       644,963
          35,800 United Natural Foods, Inc. (b).............     1,087,246
                                                             -------------
                                                                 4,974,773
                                                             -------------

                 FOOD PRODUCTS--0.8%
          21,663 J & J Snack Foods Corp.....................     1,134,058
          47,575 Ralcorp Holdings, Inc. (b).................     1,957,711
                                                             -------------
                                                                 3,091,769
                                                             -------------

                                                                     VALUE
   SHARES                                                           (NOTE 1)
 ------------------------------------------------------------------------------

             GAS UTILITIES--1.6%
      66,125 AGL Resources, Inc.................................. $   2,555,731
      32,900 Energen Corp........................................     1,153,145
      52,625 ONEOK, Inc..........................................     1,718,206
      54,878 Southern Union Co. (b)..............................     1,347,255
                                                                  -------------
                                                                      6,774,337
                                                                  -------------

             HEALTH CARE EQUIPMENT & SUPPLIES--4.6%
      63,850 American Medical Systems Holdings, Inc. (b).........     1,318,503
      53,125 Arrow International, Inc............................     1,694,687
      57,975 ArthroCare Corp. (b) (c)............................     2,025,646
      64,850 Aspect Medical Systems, Inc. (b) (c)................     1,928,639
      58,250 ev3, Inc. (b) (c)...................................       809,675
      37,975 Foxhollow Technologies, Inc. (b) (c)................     1,453,303
      38,025 Immucor, Inc. (b)...................................     1,100,824
      50,400 Intermagnetics General Corp. (b) (c)................     1,550,304
      25,450 Intuitive Surgical, Inc. (b) (c)....................     1,186,988
      82,600 NuVasive, Inc. (b) (c)..............................     1,372,812
     138,425 OraSure Technologies, Inc. (b) (c)..................     1,382,866
      44,325 Palomar Medical Technologies, Inc. (b) (c)..........     1,060,254
      53,450 Sybron Dental Specialties, Inc. (b).................     2,010,789
                                                                  -------------
                                                                     18,895,290
                                                                  -------------

             HEALTH CARE PROVIDERS & SERVICES--5.9%
      43,225 Chemed Corp. (c)....................................     1,767,038
     103,125 HealthExtras, Inc. (b)..............................     2,069,719
     153,325 HealthTronics, Inc. (b).............................     1,991,692
      24,375 Kindred Healthcare, Inc. (b)........................       965,494
      51,850 LCA-Vision, Inc.....................................     2,512,651
      32,850 LifePoint Hospitals, Inc. (b).......................     1,659,582
      44,849 Matria Healthcare, Inc. (b) (c).....................     1,445,483
      42,850 Psychiatric Solutions, Inc. (b).....................     2,087,223
      55,575 Radiation Therapy Services, Inc. (b)................     1,475,516
      15,425 RehabCare Group, Inc. (b)...........................       412,310
      34,225 Sierra Health Services, Inc. (b)....................     2,445,718
      66,950 Symbion, Inc. (b)...................................     1,596,758
      42,625 The Advisory Board Co. (b)..........................     2,077,543
      31,950 United Surgical Partners International, Inc. (b) (c)     1,663,956
                                                                  -------------
                                                                     24,170,683
                                                                  -------------

             HOTELS, RESTAURANTS & LEISURE--2.9%
      14,675 CBRL Group, Inc. (c)................................       570,270
      97,554 Dover Downs Gaming & Entertainment, Inc. (c)........     1,293,566
      54,500 Fairmont Hotels & Resorts, Inc. (c).................     1,898,235
      23,150 Panera Bread Co. (b) (c)............................     1,437,268
     105,450 Pinnacle Entertainment, Inc. (b)....................     2,062,602
      56,075 Sonic Corp. (b) (c).................................     1,711,970
      93,775 Sunterra Corp. (b) (c)..............................     1,520,093
      81,900 The Steak N Shake Co. (b)...........................     1,524,978
                                                                  -------------
                                                                     12,018,982
                                                                  -------------

             HOUSEHOLD DURABLES--1.7%
      42,543 Levitt Corp. (Class A) (b)..........................     1,272,887
      26,675 Meritage Homes Corp. (b)............................     2,120,662
      79,400 Tempur-Pedic International, Inc. (b) (c)............     1,761,092
      80,600 Tupperware Corp. (c)................................     1,883,622
                                                                  -------------
                                                                      7,038,263
                                                                  -------------

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-214

METROPOLITAN SERIES FUND, INC.

 LOOMIS SAYLES SMALL CAP PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                                 VALUE
       SHARES                                                   (NOTE 1)
     ----------------------------------------------------------------------

                 HOUSEHOLD PRODUCTS--0.6%
          47,675 Central Garden & Pet Co. (b)................ $   2,341,796
                                                              -------------

                 IT SERVICES--3.3%
          29,350 Anteon International Corp. (b)..............     1,338,947
          20,350 CACI International, Inc. (Class A) (b)......     1,285,306
          33,825 Global Payments, Inc. (c)...................     2,293,335
          51,875 iPayment Holdings, Inc. (b).................     1,894,475
          93,550 Perot Systems Corp. (Class A) (b) (c).......     1,330,281
          39,475 SI International, Inc. (b)..................     1,182,671
          36,500 SRA International, Inc. (b).................     1,267,280
         148,175 Wright Express Corp. (b)....................     2,736,792
                                                              -------------
                                                                 13,329,087
                                                              -------------

                 INSURANCE--4.0%
          25,625 AmerUs Group Co. (c)........................     1,231,281
          47,912 Delphi Financial Group, Inc.................     2,115,315
          55,750 Endurance Specialty Holdings, Ltd...........     2,108,465
         114,375 KMG America Corp. (b).......................     1,136,888
          70,050 Ohio Casualty Corp..........................     1,693,809
          62,225 ProAssurance Corp. (b) (c)..................     2,598,516
          40,500 Protective Life Corp........................     1,709,910
          47,000 RLI Corp....................................     2,096,200
          21,700 The Navigators Group, Inc. (b) (c)..........       750,169
          53,550 Universal American Financial Corp. (b) (c)..     1,211,301
                                                              -------------
                                                                 16,651,854
                                                              -------------

                 INTERNET & CATALOG RETAIL--1.7%
          52,700 Blue Nile, Inc. (b) (c).....................     1,722,763
          85,687 Coldwater Creek, Inc. (b)...................     2,134,463
         102,975 FTD Group, Inc. (b) (c).....................     1,168,766
         113,000 GSI Commerce, Inc. (b) (c)..................     1,892,750
                                                              -------------
                                                                  6,918,742
                                                              -------------

                 INTERNET SOFTWARE & SERVICES--1.7%
          45,800 Cryptologic, Inc............................     1,374,458
         206,900 Digitas, Inc. (b)...........................     2,360,729
          41,575 j2 Global Communications, Inc. (b) (c)......     1,431,843
         168,225 Online Resources Corp. (b) (c)..............     1,902,625
                                                              -------------
                                                                  7,069,655
                                                              -------------

                 MACHINERY--5.0%
          55,825 Actuant Corp. (b)...........................     2,676,250
          41,825 Albany International Corp. (Class A)........     1,343,001
          33,600 American Science & Engineering, Inc. (b) (c)     1,490,496
          52,975 Barnes Group, Inc...........................     1,753,472
          41,575 Bucyrus International, Inc..................     1,579,018
          77,275 CLARCOR, Inc................................     2,260,294
          64,150 Commercial Vehicle Group, Inc. (b) (c)......     1,138,663
           9,900 ESCO Technologies, Inc. (b).................       997,920
          35,625 Harsco Corp.................................     1,943,344
          57,862 IDEX Corp...................................     2,234,052
          44,062 Joy Global, Inc.............................     1,480,043
          25,200 Nordson Corp................................       863,856
          10,575 Oshkosh Truck Corp..........................       827,811
                                                              -------------
                                                                 20,588,220
                                                              -------------

                                                                     VALUE
     SHARES                                                         (NOTE 1)
   ----------------------------------------------------------------------------

                  MEDIA--3.5%
        40,550    ADVO, Inc...................................... $   1,291,518
        73,525    Harte-Hanks, Inc...............................     2,185,898
        46,600    John Wiley & Sons, Inc.........................     1,851,418
        66,600    R. H. Donnelley Corp. (b)......................     4,127,868
        76,800    Saga Communications, Inc. (b)..................     1,075,200
        49,275    Scholastic Corp. (b)...........................     1,899,551
        54,950    Valassis Communications, Inc. (b)..............     2,035,897
                                                                  -------------
                                                                     14,467,350
                                                                  -------------

                  METALS & MINING--0.4%
        41,000    Reliance Steel & Aluminum Co...................     1,519,870
                                                                  -------------

                  MULTI-UTILITIES--0.6%
        82,475    NorthWestern Energy Corp. (b) (c)..............     2,599,612
                                                                  -------------

                  OIL, GAS & CONSUMABLE FUELS--2.7%
        53,825    ATP Oil & Gas Corp. (b)........................     1,259,505
        52,325    Denbury Resources, Inc. (b)....................     2,080,965
       155,800    Energy Partners, Ltd. (b) (c)..................     4,083,518
        52,100    Range Resources Corp...........................     1,401,490
        32,575    Remington Oil & Gas Corp. (b)..................     1,162,928
        31,300    Western Gas Resources, Inc. (c)................     1,092,370
                                                                  -------------
                                                                     11,080,776
                                                                  -------------

                  PHARMACEUTICALS--1.6%
        75,025    Andrx Corp. (b)................................     1,523,758
        94,250    Impax Laboratories, Inc. (b) (c)...............     1,479,725
        31,725    Par Pharmaceutical Resources., Inc. (b) (c)....     1,009,172
        70,050    Penwest Pharmaceuticals Co. (b) (c)............       827,991
       126,275    Perrigo Co.....................................     1,760,273
                                                                  -------------
                                                                      6,600,919
                                                                  -------------

                  REAL ESTATE--5.0%
        46,150    American Home Mortgage Investment
                   Corp. (REIT) (c)..............................     1,613,404
        42,975    BioMed Realty Trust, Inc. (REIT)...............     1,024,954
        66,800    CB Richard Ellis Group, Inc. (b)...............     2,929,848
        65,050    CBL & Associates Properties, Inc. (REIT).......     2,801,703
        73,550    Corporate Office Properties Trust (REIT).......     2,166,047
       155,125    Eagle Hospitality Properties Trust, Inc. (REIT)     1,413,189
        86,025    First Potomac Realty Trust (REIT)..............     2,133,420
        78,025    Highland Hospitality Corp. (REIT)..............       815,361
        36,325    Jones Lang LaSalle, Inc. (b)...................     1,606,655
        61,175    LaSalle Hotel Properties (REIT)................     2,007,152
        64,400    Newcastle Investment Corp. (REIT) (c)..........     1,941,660
                                                                  -------------
                                                                     20,453,393
                                                                  -------------

                  ROAD & RAIL--1.4%
        65,500    Genesee & Wyoming, Inc. (b)....................     1,782,255
       104,275    Laidlaw International, Inc. (b)................     2,513,028
        25,150    Landstar System, Inc. (b)......................       757,518
        42,375    Marten Transport, Ltd. (b).....................       889,451
                                                                  -------------
                                                                      5,942,252
                                                                  -------------

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-215

METROPOLITAN SERIES FUND, INC.

 LOOMIS SAYLES SMALL CAP PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                                   VALUE
     SHARES                                                       (NOTE 1)
   --------------------------------------------------------------------------

               SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT--4.4%
        20,825 ADE Corp. (b) (c)............................... $     584,141
       142,025 AMIS Holdings, Inc. (b).........................     1,894,613
        82,100 ATMI, Inc. (b) (c)..............................     2,381,721
        48,600 Diodes, Inc. (b) (c)............................     1,516,320
        69,825 DSP Group, Inc. (b).............................     1,666,723
        40,075 Fairchild Semiconductor International, Inc. (b).       591,106
        60,450 FormFactor, Inc. (b) (c)........................     1,597,089
       109,100 Microsemi Corp. (b).............................     2,051,080
        42,750 PortalPlayer, Inc. (b) (c)......................       890,055
        56,500 Power Integrations, Inc. (b)....................     1,218,705
        47,925 Tessera Technologies, Inc. (b)..................     1,601,174
        36,100 Trident Microsystems, Inc. (b) (c)..............       819,109
        78,550 Volterra Semiconductor Corp. (b) (c)............     1,169,610
                                                                -------------
                                                                   17,981,446
                                                                -------------

               SOFTWARE--2.9%
       124,475 Aspect Communications Corp. (b).................     1,397,854
       163,825 Bottomline Technologies, Inc. (b) (c)...........     2,452,460
        33,025 Hyperion Solutions Corp. (b)....................     1,328,926
        27,250 MRO Software, Inc. (b) (c)......................       398,123
        43,775 Progress Software Corp. (b).....................     1,319,816
        91,525 Quest Software, Inc.............................     1,247,486
        67,650 SS&C Technologies, Inc..........................     2,143,152
       102,700 The Ultimate Software Group, Inc. (b) (c).......     1,684,280
                                                                -------------
                                                                   11,972,097
                                                                -------------

               SPECIALTY RETAIL--2.5%
        86,625 Charlotte Russe Holding, Inc. (b) (c)...........     1,079,348
        27,600 Cost Plus, Inc. (b).............................       688,344
        29,825 Guitar Center, Inc. (b).........................     1,740,885
        42,550 Hot Topic, Inc. (b) (c).........................       813,556
        37,925 Party City Corp. (b) (c)........................       455,100
        50,150 Pier 1 Imports, Inc. (c)........................       711,629
        44,950 The Children's Place Retail Stores, Inc. (b) (c)     2,097,816
        46,737 The Men's Wearhouse, Inc. (b)...................     1,609,155
        70,750 West Marine, Inc. (b) (c).......................     1,277,745
                                                                -------------
                                                                   10,473,578
                                                                -------------

               TEXTILES, APPAREL & LUXURY GOODS--0.7%
        30,850 Carter's, Inc. (b) (c)..........................     1,801,023
        75,025 Guess?, Inc. (b) (c)............................     1,243,915
                                                                -------------
                                                                    3,044,938
                                                                -------------

                                                               VALUE
          SHARES                                              (NOTE 1)
       ------------------------------------------------------------------

                    THRIFTS & MORTGAGE FINANCE--2.5%
             98,050 BankAtlantic Bancorp, Inc. (Class A).. $   1,858,047
             68,250 BankUnited Financial Corp. (b) (c)....     1,845,480
             29,775 FirstFed Financial Corp. (b)..........     1,774,888
             41,550 Independence Community Bank Corp......     1,534,442
             45,950 PFF Bancorp, Inc......................     1,391,826
            164,450 Provident Bancorp, Inc................     1,991,489
                                                           -------------
                                                              10,396,172
                                                           -------------

                    TRADING COMPANIES & DISTRIBUTORS--1.4%
            112,075 BlueLinx Holdings, Inc. (b)...........     1,185,754
             51,250 Hughes Supply, Inc....................     1,440,125
             60,575 NuCo2, Inc. (b) (c)...................     1,554,960
             95,250 UAP Holdings Corp. (b)................     1,581,150
                                                           -------------
                                                               5,761,989
                                                           -------------

                    WATER UTILITIES--0.3%
             43,100 American State Water Co...............     1,265,847
                                                           -------------

                    WIRELESS TELECOMMUNICATION SERVICES--1.0%
            104,175 Alamosa Holdings, Inc. (b) (c)........     1,448,033
            182,100 SBA Communications Corp. (b) (c)......     2,458,350
                                                           -------------
                                                               3,906,383
                                                           -------------
                    Total Common Stocks
                     (Identified Cost $331,833,281).......   402,352,938
                                                           -------------

       SHORT TERM INVESTMENTS--2.8%
           FACE
          AMOUNT
       ------------------------------------------------------------------

                    COMMERCIAL PAPER--2.8%
       $ 11,755,000 New Center Asset Trust
                     2.100%, 07/01/05..................... $  11,755,000
                                                           -------------
                    Total Short Term Investments
                     (Identified Cost $11,755,000)........    11,755,000
                                                           -------------
                    Total Investments--100.4%
                     (Identified Cost $343,588,281) (a)...   414,107,938
                    Other assets less liabilities.........    (1,773,401)
                                                           -------------
                    TOTAL NET ASSETS--100%................ $ 412,334,537
                                                           =============

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-216

METROPOLITAN SERIES FUND, INC.

 LOOMIS SAYLES SMALL CAP PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
JUNE 30, 2005 (UNAUDITED)

     ASSETS
       Investments at value.....................              $414,107,938
       Cash.....................................                   413,793
       Collateral for securities loaned.........               103,398,709
       Receivable for:
        Securities sold.........................                 1,457,040
        Fund shares sold........................                   363,689
        Dividends and interest..................                   287,578
                                                              ------------
         Total Assets...........................               520,028,747
     LIABILITIES
       Payable for:
        Fund shares redeemed.................... $    800,919
        Securities purchased....................    3,088,471
        Withholding taxes.......................          491
        Return of collateral for securities
         loaned.................................  103,398,709
       Accrued expenses:
        Management fees.........................      284,618
        Service and distribution fees...........        8,824
        Deferred directors fees.................       23,501
        Other expenses..........................       88,677
                                                 ------------
         Total Liabilities......................               107,694,210
                                                              ------------
     NET ASSETS.................................              $412,334,537
                                                              ============
       Net assets consist of:
        Capital paid in.........................              $320,764,594
        Undistributed net investment income
         (loss).................................                    85,957
        Accumulated net realized gains
         (losses)...............................                20,964,329
        Unrealized appreciation (depreciation)
         on investments.........................                70,519,657
                                                              ------------
     NET ASSETS.................................              $412,334,537
                                                              ============
     Computation of offering price:
     CLASS A
     Net asset value and redemption price per
      share ($348,673,032 divided by
      1,593,060 shares outstanding).............              $     218.87
                                                              ============
     CLASS B
     Net asset value and redemption price per
      share ($15,516,870 divided by
      71,430 shares outstanding)................              $     217.23
                                                              ============
     CLASS E
     Net asset value and redemption price per
      share ($48,144,635 divided by
      221,183 shares outstanding)...............              $     217.67
                                                              ============
     Identified cost of investments.............              $343,588,281
                                                              ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)

     INVESTMENT INCOME
       Dividends...............................             $  1,806,853(a)
       Interest................................                  195,793(b)
                                                            ------------
                                                               2,002,646
     EXPENSES
       Management fees......................... $1,795,112
       Service and distribution fees--Class B..     12,819
       Service and distribution fees--Class E..     34,416
       Directors' fees and expenses............     10,429
       Custodian...............................     69,096
       Audit and tax services..................     10,167
       Legal...................................      7,193
       Printing................................     52,033
       Insurance...............................      4,366
       Miscellaneous...........................      3,355
                                                ----------
       Total expenses before reductions........  1,998,986
       Expense reductions......................    (69,771)
       Management fee waiver...................    (33,297)    1,845,918
                                                ----------  ------------
     NET INVESTMENT INCOME.....................                  106,728
                                                            ------------
     REALIZED AND UNREALIZED GAIN (LOSS)
     Realized gain (loss) on:
       Investments--net........................               21,814,721
     Unrealized appreciation (depreciation) on:
       Investments--net........................              (20,259,889)
                                                            ------------
     Net gain (loss)...........................                1,554,832
                                                            ------------
     NET INCREASE (DECREASE) IN NET ASSETS
      FROM OPERATIONS..........................             $  1,661,560
                                                            ============

(a)NET OF FOREIGN TAXES OF $1,991.
(b)INCLUDES INCOME ON SECURITIES LOANED OF $68,255.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-217

METROPOLITAN SERIES FUND, INC.

 LOOMIS SAYLES SMALL CAP PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                                      SIX MONTHS
                                                                        ENDED       YEAR ENDED
                                                                       JUNE 30,    DECEMBER 31,
                                                                         2005          2004
                                                                     ------------  ------------
FROM OPERATIONS
  Net investment income (loss)...................................... $    106,728  $   (570,610)
  Net realized gain.................................................   21,814,721    47,031,397
  Unrealized appreciation (depreciation)............................  (20,259,889)   13,734,212
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................    1,661,560    60,194,999
                                                                     ------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net realized gain
    Class A.........................................................   (4,334,645)            0
    Class B.........................................................     (148,451)            0
    Class E.........................................................     (595,461)            0
                                                                     ------------  ------------
  TOTAL DISTRIBUTIONS...............................................   (5,078,557)            0
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.   (6,485,058)  (18,222,379)
                                                                     ------------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................   (9,902,055)   41,972,620

NET ASSETS
  Beginning of the year.............................................  422,236,592   380,263,972
                                                                     ------------  ------------
  End of the year................................................... $412,334,537  $422,236,592
                                                                     ============  ============
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)
  End of the period................................................. $     85,957  $    (20,771)
                                                                     ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                  SIX MONTHS ENDED           YEAR ENDED
                                                                    JUNE 30, 2005         DECEMBER 31, 2004
                                                               ----------------------  ----------------------
                                                                SHARES         $        SHARES         $
                                                               --------  ------------  --------  ------------
CLASS A
  Sales.......................................................  145,555  $ 30,853,027   303,175  $ 59,613,634
  Reinvestments...............................................   21,414     4,334,645         0             0
  Redemptions................................................. (245,091)  (51,867,864) (470,060)  (92,542,660)
                                                               --------  ------------  --------  ------------
  Net increase (decrease).....................................  (78,122) $(16,680,192) (166,885) $(32,929,026)
                                                               ========  ============  ========  ============
CLASS B
  Sales.......................................................   43,308  $  9,117,806    30,672  $  6,054,599
  Reinvestments...............................................      739       148,451         0             0
  Redemptions.................................................   (1,999)     (422,417)   (1,812)     (356,158)
                                                               --------  ------------  --------  ------------
  Net increase (decrease).....................................   42,048  $  8,843,840    28,860  $  5,698,441
                                                               ========  ============  ========  ============
CLASS E
  Sales.......................................................   19,882  $  4,206,454    78,100  $ 15,255,194
  Reinvestments...............................................    2,957       595,461         0             0
  Redemptions.................................................  (16,308)   (3,450,621)  (31,534)   (6,246,988)
                                                               --------  ------------  --------  ------------
  Net increase (decrease).....................................    6,531  $  1,351,294    46,566  $  9,008,206
                                                               ========  ============  ========  ============
  Increase (decrease) derived from capital share transactions.  (29,543) $ (6,485,058)  (91,459) $(18,222,379)
                                                               ========  ============  ========  ============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-218

METROPOLITAN SERIES FUND, INC.

 LOOMIS SAYLES SMALL CAP PORTFOLIO

FINANCIAL HIGHLIGHTS (UNAUDITED)


                                                                                    ----------------------
                                                                                    SIX MONTHS
                                                                                      ENDED
                                                                                     JUNE 30,    ---------
                                                                                       2005        2004
                                                                                    ----------   --------
NET ASSET VALUE, BEGINNING OF PERIOD...............................................  $ 220.60    $ 189.55
                                                                                     --------    --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss).....................................................      0.08       (0.27)
  Net realized and unrealized gain (loss) on investments...........................      0.89       31.32
                                                                                     --------    --------
  Total from investment operations.................................................      0.97       31.05
                                                                                     --------    --------
LESS DISTRIBUTIONS
  Distributions from net investment income.........................................      0.00        0.00
  Distributions from net realized capital gains....................................     (2.70)       0.00
  Distributions in excess of net realized capital gains............................      0.00        0.00
                                                                                     --------    --------
  Total distributions..............................................................     (2.70)       0.00
                                                                                     --------    --------
NET ASSET VALUE, END OF PERIOD.....................................................  $ 218.87    $ 220.60
                                                                                     ========    ========
TOTAL RETURN (%)...................................................................       0.5(b)     16.4
Ratio of operating expenses to average net assets before expense reductions (%)....      0.96(c)     0.98
Ratio of operating expenses to average net assets after expense reductions (%) (d).      0.93(c)     0.95
Ratio of net investment income (loss) to average net assets (%)....................      0.07(c)    (0.13)
Portfolio turnover rate (%)........................................................       129(c)      135
Net assets, end of period (000)....................................................  $348,673    $368,666
The ratios of operating expenses to average net assets without giving effect to the
 contractual expense agreement would have been (%).................................        --          --

                                                                                         CLASS A
                                                                                    ---------------------------------------

                                                                                        YEAR ENDED DECEMBER 31,
                                                                                    ---------------------------------------
                                                                                      2003      2002      2001      2000
                                                                                    --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD............................................... $ 138.89  $ 177.25  $ 210.41  $ 201.73
                                                                                    --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss).....................................................    (0.34)     0.14      0.34      0.42
  Net realized and unrealized gain (loss) on investments...........................    51.00    (38.32)   (19.28)    10.13
                                                                                    --------  --------  --------  --------
  Total from investment operations.................................................    50.66    (38.18)   (18.94)    10.55
                                                                                    --------  --------  --------  --------
LESS DISTRIBUTIONS
  Distributions from net investment income.........................................     0.00     (0.18)    (0.53)    (0.01)
  Distributions from net realized capital gains....................................     0.00      0.00    (12.67)    (1.86)
  Distributions in excess of net realized capital gains............................     0.00      0.00     (1.02)     0.00
                                                                                    --------  --------  --------  --------
  Total distributions..............................................................     0.00     (0.18)   (14.22)    (1.87)
                                                                                    --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD..................................................... $ 189.55  $ 138.89  $ 177.25  $ 210.41
                                                                                    ========  ========  ========  ========
TOTAL RETURN (%)...................................................................     36.5     (21.6)     (8.8)      5.2
Ratio of operating expenses to average net assets before expense reductions (%)....     0.99      0.97      1.00      0.96
Ratio of operating expenses to average net assets after expense reductions (%) (d).       --      0.97      1.00      0.95
Ratio of net investment income (loss) to average net assets (%)....................    (0.21)     0.14      0.18      0.22
Portfolio turnover rate (%)........................................................      118        99       111       148
Net assets, end of period (000).................................................... $348,406  $281,477  $406,525  $486,439
The ratios of operating expenses to average net assets without giving effect to the
 contractual expense agreement would have been (%).................................       --        --      1.00      0.95

                                                                                                       CLASS B
                                                                                   ------------------------------
                                                                                   SIX MONTHS      YEAR ENDED
                                                                                     ENDED        DECEMBER 31,
                                                                                    JUNE 30,    ----------------
                                                                                      2005        2004     2003
                                                                                   ----------   -------  -------
NET ASSET VALUE, BEGINNING OF PERIOD..............................................  $219.20     $188.59  $138.20
                                                                                    -------     -------  -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)....................................................    (0.06)       0.08    (0.24)
  Net realized and unrealized gain (loss) on investments..........................     0.79       30.53    50.63
                                                                                    -------     -------  -------
  Total from investment operations................................................     0.73       30.61    50.39
                                                                                    -------     -------  -------
LESS DISTRIBUTIONS
  Distributions from net realized capital gains...................................    (2.70)       0.00     0.00
                                                                                    -------     -------  -------
  Total distributions.............................................................    (2.70)       0.00     0.00
                                                                                    -------     -------  -------
NET ASSET VALUE, END OF PERIOD....................................................  $217.23     $219.20  $188.59
                                                                                    =======     =======  =======
TOTAL RETURN (%)..................................................................      0.4 (b)    16.2     36.5
Ratio of operating expenses to average net assets before expense reductions (%)...     1.21 (c)    1.23     1.24
Ratio of operating expenses to average net assets after expense reductions (%) (d)     1.18 (c)    1.20       --
Ratio of net investment income (loss) to average net assets (%)...................    (0.06)(c)   (0.07)   (0.46)
Portfolio turnover rate (%).......................................................      129 (c)     135      118
Net assets, end of period (000)...................................................  $15,517     $ 6,440  $    98

                                                                                   -------------
                                                                                   JULY 29, 2002(A)
                                                                                       THROUGH
                                                                                     DECEMBER 31,
                                                                                         2002
                                                                                   ----------------
NET ASSET VALUE, BEGINNING OF PERIOD..............................................     $144.89
                                                                                       -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)....................................................        0.00
  Net realized and unrealized gain (loss) on investments..........................       (6.69)
                                                                                       -------
  Total from investment operations................................................       (6.69)
                                                                                       -------
LESS DISTRIBUTIONS
  Distributions from net realized capital gains...................................        0.00
                                                                                       -------
  Total distributions.............................................................        0.00
                                                                                       -------
NET ASSET VALUE, END OF PERIOD....................................................     $138.20
                                                                                       =======
TOTAL RETURN (%)..................................................................        (4.6)(b)
Ratio of operating expenses to average net assets before expense reductions (%)...        1.22 (c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)        1.22 (c)
Ratio of net investment income (loss) to average net assets (%)...................        0.00 (c)
Portfolio turnover rate (%).......................................................          99
Net assets, end of period (000)...................................................     $     1

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIODS LESS THAN ONE YEAR ARE NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.
(d)THE PORTFOLIO HAS ENTERED INTO ARRANGEMENTS WITH CERTAIN BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-219

METROPOLITAN SERIES FUND, INC.

 LOOMIS SAYLES SMALL CAP PORTFOLIO

FINANCIAL HIGHLIGHTS--(UNAUDITED)(CONTINUED)

                                                                                              CLASS E
                                                                       --------------------------------------------------
                                                                       SIX MONTHS           YEAR ENDED         MAY 1, 2001(A)
                                                                         ENDED             DECEMBER 31,           THROUGH
                                                                        JUNE 30,    -------------------------   DECEMBER 31,
                                                                          2005        2004     2003     2002        2001
                                                                       ----------   -------  -------  -------  --------------
NET ASSET VALUE, BEGINNING OF PERIOD..................................  $219.57     $188.95  $138.65  $177.03     $179.40
                                                                        -------     -------  -------  -------     -------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income (loss).........................................    (0.06)      (0.45)   (0.37)    0.03        0.07
 Net realized and unrealized gain (loss) on investments...............     0.86       31.07    50.67   (38.32)      (2.44)
                                                                        -------     -------  -------  -------     -------
 Total from investment operations.....................................     0.80       30.62    50.30   (38.29)      (2.37)
                                                                        -------     -------  -------  -------     -------
LESS DISTRIBUTIONS
 Distributions from net investment income.............................     0.00        0.00     0.00    (0.09)       0.00
 Distributions from net realized capital gains........................    (2.70)       0.00     0.00     0.00        0.00
                                                                        -------     -------  -------  -------     -------
 Total distributions..................................................    (2.70)       0.00     0.00    (0.09)       0.00
                                                                        -------     -------  -------  -------     -------
NET ASSET VALUE, END OF PERIOD........................................  $217.67     $219.57  $188.95  $138.65     $177.03
                                                                        =======     =======  =======  =======     =======
TOTAL RETURN (%)......................................................      0.5 (b)    16.2     36.3    (21.6)       (1.3)(b)
Ratio of operating expenses to average net assets before expense
 reductions (%).......................................................     1.11 (c)    1.13     1.14     1.12        1.15 (c)
Ratio of operating expenses to average net assets after expense
 reductions (%) (d)...................................................     1.08 (c)    1.10       --     1.12        1.15 (c)
Ratio of net investment income (loss) to average net assets (%).......    (0.07)(c)   (0.26)   (0.37)   (0.01)       0.03 (c)
Portfolio turnover rate (%)...........................................      129 (c)     135      118       99         111
Net assets, end of period (000).......................................  $48,145     $47,131  $31,759  $10,242     $ 2,142
The ratios of operating expenses to average net assets without giving
 effect to the contractual expense agreement would have been (%)......       --          --       --       --        1.15 (c)

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIODS LESS THAN ONE YEAR ARE NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.
(d)THE PORTFOLIO HAS ENTERED INTO ARRANGEMENTS WITH CERTAIN BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-220

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS--95.8% OF TOTAL NET ASSETS

                                                                VALUE
       SHARES                                                  (NOTE 1)
     ---------------------------------------------------------------------

                AEROSPACE & DEFENSE--1.6%
         10,578 AAR Corp. (b)............................... $     166,180
          2,949 Applied Signal Technology, Inc. (c).........        56,149
          2,900 ARGON ST, Inc. (b)..........................       102,950
         11,157 Armor Holdings, Inc. (b) (c)................       441,929
         10,891 Aviall, Inc. (b)............................       344,047
         18,551 BE Aerospace, Inc. (b)......................       289,952
          7,739 Ceradyne, Inc. (b)..........................       186,278
          5,113 Cubic Corp. (b) (c).........................        90,705
          6,700 Curtiss Wright Corp. (c)....................       361,465
          8,649 DRS Technologies, Inc. (b)..................       443,521
          5,132 EDO Corp....................................       153,498
         13,340 Engineered Support Systems, Inc. (c)........       477,972
          5,739 Essex Corp. (b).............................       131,308
          8,043 Esterline Technologies Corp.................       322,364
         17,581 GenCorp, Inc. (c)...........................       338,610
          6,112 HEICO Corp. (c).............................       143,082
            371 HEICO Corp. (Class A).......................         6,685
          4,812 Herley Industries, Inc. (b).................        87,771
          2,192 Innovative Solutions & Support (b) (c)......        73,585
          8,248 Ionatron, Inc. (b)..........................        70,850
          7,959 Kaman Corp..................................       143,580
          7,510 Mercury Computer Systems, Inc. (b) (c)......       205,549
         10,934 Moog, Inc. (b)..............................       344,296
          3,316 MTC Technologies, Inc. (b)..................       122,128
         17,639 Orbital Sciences Corp. (b) (c)..............       174,626
          2,518 Sequa Corp. (Class A) (b)...................       166,616
         11,430 Teledyne Technologies, Inc. (b).............       372,389
          5,638 Triumph Group, Inc. (b) (c).................       195,977
          2,920 United Industrial Corp. (c).................       104,361
                                                             -------------
                                                                 6,118,423
                                                             -------------

                AIR FREIGHT & LOGISTICS--0.3%
         19,408 ABX Air, Inc. (b)...........................       158,175
          4,083 Dynamex, Inc................................        69,574
         13,837 EGL, Inc. (b) (c)...........................       281,168
         10,400 Forward Air Corp............................       293,994
          6,483 Hub Group, Inc. (Class A) (b) (c)...........       162,399
          9,019 Overnite Corp. (c)..........................       387,637
                                                             -------------
                                                                 1,352,947
                                                             -------------

                AIRLINES--0.5%
         26,966 AirTran Holdings, Inc. (b) (c)..............       248,896
          9,461 Alaska Air Group, Inc. (b) (c)..............       281,465
         12,931 America West Holding Corp. (Class B) (b) (c)        77,586
         23,355 Continental Airlines, Inc. (Class B) (b) (c)       310,154
         40,998 Delta Air Lines, Inc. (b) (c)...............       154,153
         12,264 ExpressJet Holdings, Inc. (b)...............       104,367
         12,420 Frontier Airlines, Inc. (b) (c).............       128,299
         14,947 Mesa Air Group, Inc. (b) (c)................       100,294
         29,108 Northwest Airlines Corp. (Class A) (b) (c)..       132,732
          6,527 Pinnacle Airline Corp. (c)..................        56,067
          4,353 Republic Airways Holdings, Inc. (b).........        62,901
         20,389 SkyWest, Inc. (c)...........................       370,672
          8,122 World Air Holdings, Inc. (b)................        95,190
                                                             -------------
                                                                 2,122,776
                                                             -------------

                                                                  VALUE
     SHARES                                                      (NOTE 1)
   -------------------------------------------------------------------------

              AUTO COMPONENTS--0.8%
        7,198 Aftermarket Technology Corp..................... $     125,461
       13,960 American Axle & Manufacturing Holdings, Inc. (b)       352,769
       22,158 ArvinMeritor, Inc...............................       394,191
        3,417 Bandag, Inc.....................................       157,353
       21,039 Cooper Tire & Rubber Co.........................       390,694
       12,266 Hayes Lemmerz International, Inc. (c)...........        87,334
        4,984 Keystone Automotive Industries, Inc. (b)........       123,254
        4,876 LKQ Corp........................................       132,383
        4,743 Midas, Inc......................................       109,089
       11,319 Modine Manufacturing Co.........................       368,547
        4,312 Standard Motor Products, Inc....................        56,918
        1,859 Strattec Security Corp..........................       101,241
        7,938 Superior Industries International, Inc. (c).....       188,131
       14,015 Tenneco Automotive, Inc.........................       233,210
       41,307 Visteon Corp. (c)...............................       249,081
                                                               -------------
                                                                   3,069,656
                                                               -------------

              AUTOMOBILES--0.2%
        4,974 Coachmen Industries, Inc. (c)...................        62,324
        9,051 Monaco Coach Corp. (c)..........................       155,587
       11,946 Thor Industries, Inc. (c).......................       375,463
       10,864 Winnebago Industries, Inc. (c)..................       355,796
                                                               -------------
                                                                     949,170
                                                               -------------

              BEVERAGES--0.1%
        2,640 Boston Beer, Inc. (b) (c).......................        59,241
        4,487 Central European Distribution Corp. (c).........       167,500
        1,254 Coca-Cola Bottling Co...........................        63,377
        2,272 Hansen Natural Corp. (c)........................       192,484
                                                               -------------
                                                                     482,602
                                                               -------------

              BIOTECHNOLOGY--3.0%
       34,746 Aastrom Biosciences, Inc........................       108,755
       29,357 Abgenix, Inc. (b) (c)...........................       251,883
        8,652 Albany Molecular Research, Inc. (b) (c).........       121,128
        8,842 Alexion Pharmaceuticals, Inc. (b) (c)...........       203,720
       25,586 Applera Corp.--Celera Genomics..................       280,678
       12,151 Arena Pharmaceuticals, Inc. (b).................        82,870
        5,575 Bio-Rad Laboratories, Inc. (b) (c)..............       330,096
       11,856 Bioenvision, Inc. (c)...........................        86,312
       24,964 BioMarin Pharmaceutical, Inc. (b) (c)...........       186,980
       14,634 Cell Genesys, Inc. (c)..........................        78,292
       13,763 Cepheid, Inc....................................       101,020
       27,866 Corixa Corp. (c)................................       122,053
       16,739 Cubist Pharmaceuticals, Inc. (b)................       220,453
       15,347 CuRagen Corp. (b) (c)...........................        78,884
       11,230 CV Therapeutics, Inc. (b) (c)...................       251,777
       16,241 Decode Genetics, Inc. (b) (c)...................       152,503
       18,686 Dendreon Corp. (b) (c)..........................        97,728
        4,926 Digene Corp. (b) (c)............................       136,352
       17,726 Encysive Pharmaceuticals, Inc. (b) (c)..........       191,618
       10,914 Enzo Biochem, Inc. (b) (c)......................       195,688
       15,476 Enzon Pharmaceuticals, Inc. (b) (c).............       100,284
       27,242 Exelixis, Inc. (b)..............................       202,408
       11,292 Eyetech Pharmaceuticals, Inc. (b)...............       142,731

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-221

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                              VALUE
          SHARES                                             (NOTE 1)
        ----------------------------------------------------------------

                   BIOTECHNOLOGY--(CONTINUED)
             8,204 Genitope Corp.......................... $     105,339
                 1 Genta, Inc. (b)........................             1
            19,708 Geron Corp. (b) (c)....................       152,540
            44,018 Human Genome Sciences, Inc. (b) (c)....       509,728
            20,708 ICOS Corp. (b).........................       438,388
             4,298 Idenix Pharmaceuticals, Inc. (b) (c)...        93,181
             9,979 Illumina, Inc. (b) (c).................       120,446
            12,894 Immunogen, Inc. (b) (c)................        74,656
            27,378 Incyte Corp. (b) (c)...................       195,753
            10,030 InterMune, Inc. (b) (c)................       130,791
            15,866 ISIS Pharmaceuticals, Inc. (b) (c).....        62,036
             7,295 Keryx Biopharmaceuticals, Inc. (b) (c).        96,294
            20,699 Lexicon Genetics, Inc. (b) (c).........       102,253
             9,504 Lifecell Corp. (c).....................       150,258
             7,720 Luminex Corp. (b) (c)..................        75,965
            10,208 Martek Biosciences Corp. (b)...........       387,394
             7,779 Maxygen, Inc. (b)......................        53,364
            35,803 Medarex, Inc. (c)......................       298,239
            11,240 Myriad Genetics, Inc. (b) (c)..........       175,906
            19,772 Nabi Biopharmaceuticals................       301,128
            27,502 Nektar Therapeutics (b)................       463,134
            11,857 Neurocrine Biosciences, Inc. (b).......       498,705
            13,599 Nuvelo, Inc. (c).......................       105,120
            12,500 Onyx Pharmaceuticals, Inc. (b) (c).....       298,500
             3,841 PRA International......................       102,862
             5,896 Progenics Pharmaceuticals, Inc. (b) (c)       122,991
            12,117 Regeneron Pharmaceuticals, Inc. (b) (c)       101,662
            20,981 Savient Pharmaceuticals, Inc...........        92,526
            11,251 Serologicals Corp. (b) (c).............       239,084
            21,515 Stemcells, Inc.........................        90,578
             7,862 Tanox, Inc. (b) (c)....................        92,143
            19,117 Telik, Inc. (b) (c)....................       310,842
             9,718 Transkaryotic Therapies, Inc. (b) (c)..       355,484
             4,867 Trimeris, Inc. (b) (c).................        48,573
             6,872 United Therapeutics Corp. (b) (c)......       331,230
            30,676 Vertex Pharmaceuticals, Inc. (b) (c)...       516,584
            19,356 Vicuron Pharmaceuticals, Inc. (b)......       540,032
            40,442 Virologic, Inc. (c)....................       100,296
             8,940 Zymogenetics, Inc. (c).................       157,344
                                                           -------------
                                                              11,815,563
                                                           -------------

                   BUILDING PRODUCTS--0.8%
             3,013 Aaon, Inc..............................        53,601
             3,650 American Woodmark Corp. (c)............       109,537
            10,965 Apogee Enterprises, Inc................       168,532
            12,729 Comfort Systems USA, Inc. (b)..........        83,757
             2,468 Drew Industries, Inc. (c)..............       112,047
             6,570 ElkCorp. (c)...........................       187,574
             8,946 Griffon Corp. (b) (c)..................       198,601
             4,247 Interline Brands, Inc. (b).............        84,091
            23,923 Jacuzzi Brands, Inc. (b) (c)...........       256,694
            15,589 Lennox International, Inc..............       330,019
             6,863 NCI Building Systems, Inc. (b) (c).....       225,106
            11,740 Simpson Manufacturing, Inc. (c)........       358,657
             3,357 Trex Co., Inc. (b) (c).................        86,275

                                                              VALUE
         SHARES                                              (NOTE 1)
       -----------------------------------------------------------------

                  BUILDING PRODUCTS--(CONTINUED)
            5,221 Universal Forest Products, Inc.......... $     216,410
           13,708 York International Corp.................       520,904
                                                           -------------
                                                               2,991,805
                                                           -------------

                  CAPITAL MARKETS--0.9%
            9,564 Archipelago Holdings, Inc. (b) (c)......       372,900
            7,645 Ares Capital Corp. (c)..................       136,310
            3,036 Capital Corp. of the West (c)...........        84,249
            6,592 eSPEED, Inc. (b)........................        58,735
            2,161 Gabelli Asset Management, Inc. (c)......        95,495
            2,077 GFI Group, Inc. (b).....................        73,941
            3,962 Greenhill & Co., Inc. (c)...............       160,501
           14,322 Investment Technology Group, Inc........       301,048
           37,025 Knight Capital Group, Inc. (c)..........       282,131
           17,128 LaBranche & Co., Inc. (b) (c)...........       107,906
           15,455 MCG Capital Corp. (c)...................       263,971
           11,412 National Financial Partners Corp. (c)...       446,666
            7,020 OptionsXpress Holdings, Inc. (b) (c)....       106,704
            6,347 Piper Jaffray Co. (b) (c)...............       193,139
            4,080 Sanders Morris Haris Group, Inc. (c)....        70,176
            4,630 SWS Group, Inc. (c).....................        79,543
           14,557 The Nasdaq Stock Market, Inc. (b).......       274,545
           24,623 Waddell & Reed Financial, Inc. (Class A)       455,526
                                                           -------------
                                                               3,563,486
                                                           -------------

                  CHEMICALS--1.5%
           10,504 A. Schulman, Inc........................       187,917
            3,378 American Vanguard Corp. (c).............        70,634
            7,821 Arch Chemicals, Inc.....................       195,212
            2,615 Balchem Corp............................        78,581
           11,412 Calgon Carbon Corp. (b) (c).............       100,996
            9,629 Cambrex Corp............................       183,432
           15,010 Ferro Corp..............................       298,099
           11,035 Georgia Gulf Corp.......................       342,637
           17,637 Great Lakes Chemical Corp...............       555,036
           10,183 H.B. Fuller Co..........................       346,833
           35,083 Hercules, Inc. (b)......................       496,425
            9,830 MacDermid, Inc..........................       306,303
            6,658 Minerals Technologies, Inc. (c).........       410,133
            4,951 NewMarket Corp..........................        73,225
            3,588 Octel Corp. (b).........................        64,584
           22,605 Olin Corp. (c)..........................       412,315
            8,796 OM Group, Inc. (b)......................       217,173
           28,510 PolyOne Corp............................       188,736
            7,131 Senomyx, Inc. (b).......................       117,733
           15,249 Sensient Technologies Corp..............       314,282
           10,539 Spartech Corp. (c)......................       187,594
           10,589 Symyx Technologies, Inc. (b) (c)........       296,280
           30,353 Terra Industries, Inc. (b) (c)..........       206,704
           21,867 W.R. Grace & Co. (b)....................       170,344
           10,564 Wellman, Inc. (c).......................       107,647
            3,838 Westlake Chemical Corp. (b).............        94,031
                                                           -------------
                                                               6,022,886
                                                           -------------

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-222

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                                VALUE
        SHARES                                                 (NOTE 1)
      --------------------------------------------------------------------

                 COMMERCIAL BANKS--7.5%
           3,372 1st Source Corp. (c)....................... $      77,354
           5,673 ABC Bancorp. (c)...........................       102,568
           4,234 Alabama National Bancorp...................       276,777
           8,213 Amcore Financial, Inc......................       245,404
          21,850 Amegy Bancorp., Inc. (c)...................       489,003
           3,389 Americanwest Bancorp. (c)..................        67,611
             946 Ames National Corp.........................       104,590
           3,416 Arrow Financial Corp. (c)..................        95,101
           1,086 Bancfirst Corp. (b) (c)....................        94,471
          25,689 BancorpSouth, Inc. (b).....................       606,260
           2,891 Banctrust Financial Group, Inc. (c)........        56,461
          18,775 Bank Mutual Corp...........................       207,652
           5,282 Bank of Granite Corp. (b) (c)..............       101,098
           3,236 Bank of the Ozarks, Inc. (c)...............       106,270
           3,581 Banner Corp................................       100,304
           8,791 Boston Private Financial Holdings, Inc. (c)       221,533
           3,268 Camden National Corp.......................       107,027
           2,901 Capital City Bank Group, Inc. (c)..........       117,200
           2,055 Capital Crossing Bank......................        70,076
           3,480 Capitol Bancorp, Ltd. (c)..................       116,963
           7,941 Cardinal Financial Corp....................        74,566
           6,290 Cascade Bancorp. (c).......................       132,342
          15,224 Cathay Bancorp, Inc. (b) (c)...............       513,201
           3,217 Center Financial Corp. (c).................        79,878
           3,220 Central Coast Bancorp. (b) (c).............        58,282
          10,034 Central Pacific Financial Corp.............       357,210
           8,203 Chemical Financial Corp. (c)...............       271,601
          14,881 Chittenden Corp............................       404,763
           2,785 Citizens & Citizens North Corp.............        87,003
          13,537 Citizens Banking Corp. (b).................       409,088
           2,666 City Bank (b) (c)..........................        82,699
           6,400 City Holdings Co. (b)......................       233,728
           4,270 Cobiz, Inc. (c)............................        77,415
           1,917 Colony Bankcorp, Inc.......................        57,587
           1,620 Columbia Bancorp...........................        59,049
           4,649 Columbia Banking Systems, Inc. (b).........       114,458
           1,632 Commercial Bankshares, Inc.................        63,338
           8,824 Community Bank Systems, Inc. (c)...........       215,217
           4,002 Community Bank, Inc. (c)...................       103,732
           4,810 Community Trust Bancorp, Inc. (c)..........       157,383
           6,070 Corus Bankshares, Inc. (b) (c).............       336,824
          14,958 CVB Financial Corp. (c)....................       294,373
          18,785 F.N.B. Corp. (b) (c).......................       369,125
           2,613 F.N.B. Corp. (Virginia) (c)................        73,164
           2,164 Farmers Capital Bank Corp. (c).............        74,961
           4,498 First Bancorp. (c).........................        99,541
          10,614 First Bancorp. (Puerto Rico) (c)...........       426,152
           4,770 First Busey Corp. (c)......................        92,109
           9,752 First Charter Corp. (c)....................       214,251
           1,983 First Citizens BancShares, Inc. (c)........       286,643
          24,741 First Commonwealth Financial Corp. (c).....       338,952
           4,289 First Community Bancorp, Inc...............       203,728
           3,168 First Community Bancshares, Inc. (c).......       102,960
          11,494 First Financial Bancorp. (c)...............       217,237
           5,997 First Financial Bankshares, Inc. (c).......       202,950
           4,482 First Financial Corp.......................       128,768

                                                                 VALUE
         SHARES                                                 (NOTE 1)
       --------------------------------------------------------------------

                     COMMERCIAL BANKS--(CONTINUED)
            4,175    First Financial Holdings, Inc. (c)...... $     124,874
            4,689    First Indiana Corp......................       139,123
            7,299    First Merchants Corp. (c)...............       181,380
           14,659    First Midwest Bancorp, Inc..............       515,557
            2,847    First Oak Brook Bancshares, Inc. (c)....        80,342
            6,303    First Republic Bank (b).................       222,685
            4,936    First State Bancorp.....................        95,215
            8,159    Frontier Financial Corp. (c)............       206,084
            3,432    GB&T Bancshares, Inc. (c)...............        81,544
           10,018    Glacier Bancorp, Inc....................       261,770
           12,586    Gold Banc Corp., Inc....................       183,126
            3,002    Great Southern Bancorp, Inc. (c)........        93,933
           16,355    Greater Bay Bancorp. (c)................       431,281
            2,273    Greene County Bancshares, Inc...........        62,098
            9,534    Hancock Holding Co. (c).................       327,970
           13,067    Hanmi Financial Corp....................       218,219
            8,897    Harleysville National Corp. (c).........       206,055
            3,117    Heartland Financial USA, Inc. (c).......        60,875
            4,076    Heritage Commerce Corp..................        74,835
           14,458    Hudson United Bancorp...................       521,934
            2,399    IBERIABANK Corp.........................       147,802
            6,121    Independent Bank Corp. (c)..............       174,081
            4,782    Independent Bank Corp. (Massachusetts)..       134,900
            5,066    Integra Bank Corp.......................       114,593
            7,059    Interchange Financial Services Corp. (c)       129,533
            6,221    Irwin Financial Corp. (c)...............       138,044
            7,597    Lakeland Bancorp, Inc. (c)..............       118,589
            2,403    Lakeland Financial Corp.................        97,754
            3,359    Macatawa Bank Corp. (c).................       116,529
            5,902    Main Street Bank, Inc. (c)..............       150,265
            3,554    Mainsource Financial Group, Inc. (c)....        64,292
            7,154    MB Financial, Inc.......................       284,944
            5,287    MBT Financial Corp. (c).................       101,775
            2,229    Mercantile Bankcorp.....................        98,009
            8,118    Mid-State Bancshares....................       225,437
            3,558    Midwest Bank Holdings, Inc. (c).........        68,634
            5,666    Nara Bancorp, Inc. (c)..................        83,177
           10,905    National Penn Bancshares, Inc. (b) (c)..       272,407
                1    NBC Capital Corp........................            24
           10,769    NBT Bancorp, Inc. (c)...................       254,579
           16,110    Net.Bank, Inc. (b)......................       150,145
           36,873    NewAlliance Bancshares, Inc.............       518,066
            2,724    Northern Empire Bancshares (b) (c)......        84,281
           21,863    Old National Bancorp. (c)...............       467,868
            4,900    Old Second Bancorp, Inc. (c)............       142,541
            3,762    Omega Financial Corp. (c)...............       116,810
            6,400    Oriental Financial Group, Inc. (c)......        97,664
           14,447    Pacific Capital Bancorp. (c)............       535,695
            3,936    Park National Corp. (c).................       434,928
            2,996    Peapack Gladstone Financial Corp. (c)...        82,989
            3,164    Pennrock Financial Services Corp........       113,556
            3,541    Peoples Bancorp, Inc....................        94,722
            2,538    Pinnacle Financial Partners, Inc........        60,912
            2,342    Placer Sierra Bancshares................        63,866
                1    PNC Financial Services Group, Inc.......             6
            4,567    Premierwest Bancorp.....................        67,683

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-223

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                                VALUE
        SHARES                                                 (NOTE 1)
      --------------------------------------------------------------------

                 COMMERCIAL BANKS--(CONTINUED)
           6,351 PrivateBancorp, Inc. (c)................... $     224,698
           6,893 Prosperity Bancshares, Inc.................       197,209
          10,364 Provident Bankshares Corp..................       330,715
           9,069 R & G Financial Corp. (Class B) (c)........       160,431
           3,265 Renasant Corp. (c).........................       100,431
          22,160 Republic Bancorp, Inc......................       331,957
               1 Republic Bancorp, Inc. (Class A) (b).......             1
           8,641 S & T Bancorp, Inc. (c)....................       311,940
           4,678 S. Y. Bancorp, Inc. (c)....................       106,892
           5,744 Sandy Spring Bancorp, Inc..................       201,212
           3,327 SCBT Financial Corp. (c)...................       105,300
           4,108 Seacoast Banking Corp......................        80,887
           2,654 Security Bank Corp. (c)....................        60,777
           3,972 Signature Bank (b) (c).....................        96,917
           4,677 Simmons First National Corp................       126,794
           2,598 Southside Bancshares, Inc. (c).............        53,259
           3,848 Southwest Bancorp, Inc. (Oklahoma).........        78,807
           2,286 State Bancorp, Inc. (c)....................        51,709
           1,797 State Financial Services Corp. (c).........        72,347
           5,144 Sterling Bancorp...........................       109,824
          14,150 Sterling Bancshares, Inc...................       220,174
           7,631 Sterling Financial Corp. (Pennsylvania) (c)       162,611
           3,640 Suffolk Bancorp. (c).......................       117,536
           3,583 Summit Bankshares, Inc.....................        61,986
           3,392 Sun Bancorp, Inc. (New Jersey) (b).........        70,113
          14,701 Susquehanna Bancshares, Inc................       361,498
          11,140 SVB Financial Group (b) (c)................       533,606
           6,970 Texas Capital Bancshares, Inc. (b).........       137,588
          13,355 Texas Regional Bancshares, Inc.............       407,060
           2,952 Tompkins Trustco, Inc. (c).................       128,117
           4,816 TriCo Bancshares...........................       107,589
          24,286 TrustCo Bank Corp. (c).....................       317,175
          29,560 UCBH Holdings, Inc. (c)....................       480,054
           4,841 UMB Financial Corp. (c)....................       276,082
          14,146 Umpqua Holdings Corp. (c)..................       332,997
           3,102 Union Bankshares Corp. (c).................       119,799
           9,757 United Community Bank, Inc. (c)............       253,877
           3,709 Univest Corp. (c)..........................       111,122
           7,422 Unizan Financial Corp. (c).................       198,835
           3,438 USB Holding, Inc. (b) (c)..................        80,449
           2,650 Vineyard National Bancorp..................        83,634
           2,847 Virginia Commerce Bancorp, Inc. (c)........        69,268
           2,581 Virginia Financial Group, Inc. (c).........        90,567
          35,463 W Holding Co., Inc. (c)....................       362,432
           4,321 Washington Trust Bancorp, Inc. (c).........       119,562
           7,824 Wesbanco, Inc. (c).........................       234,877
           5,573 West Bancorp, Inc. (c).....................       104,772
           5,829 West Coast Bancorp. (c)....................       142,286
          10,559 WestAmerica Bancorp........................       557,621
           1,846 Western Sierra Bancorp. (c)................        62,487
           4,762 Wilshire Bancorp, Inc. (c).................        68,239
           7,610 Wintrust Financial Corp. (c)...............       398,384
           2,780 Yardville National Bancorp.................        99,385
                                                             -------------
                                                                29,947,890
                                                             -------------

                                                                     VALUE
     SHARES                                                         (NOTE 1)
   ----------------------------------------------------------------------------

                 COMMERCIAL SERVICES & SUPPLIES--3.6%
       13,807    ABM Industries, Inc. (b)........................ $     269,236
        2,998    Ace Cash Express, Inc. (c)......................        76,629
        7,106    Administaff, Inc. (b) (c).......................       168,839
       22,152    Advance America Cash Advance Centers,
                  Inc. (b) (c)...................................       354,432
        3,132    AMERCO (b) (c)..................................       167,719
        4,069    American Ecology Corp...........................        72,835
        4,748    American Reprographics Co. (b)..................        76,395
        3,227    Angelica Corp. (c)..............................        79,094
        8,393    Banta Corp. (c).................................       380,706
       13,220    Bowne & Co., Inc. (c)...........................       191,161
       13,327    Brady Corp. (b).................................       413,137
        6,512    Casella Waste Systems, Inc. (b).................        78,144
        4,462    CCC Information Services Group, Inc. (c)........       106,865
        4,048    CDI Corp........................................        88,732
        6,047    Central Parking Corp. (c).......................        83,146
       20,992    Century Business Services, Inc. (b).............        85,018
       16,192    Cenveo, Inc.....................................       122,412
        5,201    Clark, Inc......................................        74,530
        5,006    Clean Harbors, Inc..............................       108,530
        7,350    Cogent, Inc. (b)................................       209,842
        8,205    Coinstar, Inc. (b) (c)..........................       186,171
        3,708    Consolidated Graphics, Inc......................       151,175
       13,049    Corrections Corp. of America (b)................       512,173
        5,286    CoStar Group, Inc. (b)..........................       230,470
        2,967    CRA International, Inc. (b) (c).................       159,773
       18,375    Darling International, Inc. (c).................        68,906
        9,770    DiamondCluster International, Inc. (b) (c)......       110,401
        3,410    Duratek, Inc....................................        79,044
        5,507    Educate, Inc. (b) (c)...........................        77,924
       15,597    eFunds Corp. (b)................................       280,590
        5,559    Electro Rent Corp. (b) (c)......................        80,828
        8,338    Ennis Business Forms, Inc.......................       151,085
       14,750    FTI Consulting, Inc. (b)........................       308,275
        6,327    G&K Services, Inc...............................       238,718
        7,661    Gevity HR, Inc. (c).............................       153,450
        5,582    Greenfield Online, Inc..........................        67,821
        9,605    Healthcare Services Group, Inc. (c).............       192,858
        5,879    Heidrick & Struggles International, Inc. (b) (c)       153,324
        8,850    Hudson Highland Group, Inc. (b) (c).............       137,972
        5,500    Imagistics International, Inc. (b)..............       154,000
        9,915    InfoUSA, Inc. (b)...............................       116,006
        2,798    Interpool, Inc..................................        59,821
       12,008    Jackson Hewitt Tax Service, Inc.................       283,869
        9,491    John H. Harland Co. (c).........................       360,658
        6,631    Kelly Services, Inc. (Class A)..................       189,912
        8,561    Kforce, Inc. (b)................................        72,426
        4,304    Knoll, Inc. (b) (c).............................        73,641
       12,583    Korn/Ferry International, Inc. (b) (c)..........       223,348
       13,938    Labor Ready, Inc. (b)...........................       324,895
        2,674    Landauer, Inc...................................       138,807
        3,372    Layne Christensen Co............................        66,985
        4,356    LECG Corp. (b) (c)..............................        92,609
        6,388    McGrath RentCorp................................       151,396
        4,353    Medis Technologies, Ltd. (b) (c)................        72,260

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-224

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                              VALUE
         SHARES                                              (NOTE 1)
       -----------------------------------------------------------------

                  COMMERCIAL SERVICES & SUPPLIES--(CONTINUED)
            9,301 Mine Safety Appliances Co............... $     429,706
            4,435 Mobile Mini, Inc. (b) (c)...............       152,919
           15,009 Navigant Consulting, Inc. (b) (c).......       265,059
           10,496 NCO Group, Inc. (b).....................       227,028
           12,209 Odyssey Marine Exploration, Inc.........        60,801
            5,116 Portfolio Recovery Associates, Inc. (c).       214,974
            3,127 PrePaid Legal Services, Inc. (b) (c)....       139,621
            3,195 Providence Service Corp.................        79,332
           10,521 Rollins, Inc............................       210,841
            7,212 School Specialty, Inc. (b)..............       335,358
           15,295 Sotheby's Holdings, Inc. (Class A) (b)..       209,542
            5,056 SOURCECORP, Inc. (b)....................       100,210
           23,740 Spherion Corp. (b) (c)..................       156,684
            4,933 Strayer Education, Inc..................       425,521
           12,520 Teletech Holdings, Inc. (b) (c).........       102,038
           17,868 Tetra Technologies, Inc. (b) (c)........       241,754
            3,388 The Geo Group, Inc......................        84,869
            5,767 The Standard Register Co................        91,176
            3,703 TRM Corp. (b) (c).......................        62,284
           10,880 United Stationers, Inc. (b) (c).........       534,208
            7,266 Viad Corp...............................       205,918
            3,672 Volt Information Sciences, Inc. (b).....        87,137
           16,002 Waste Connections, Inc. (b) (c).........       596,715
           21,307 Waste Services, Inc.....................        81,819
           10,826 Watson Wyatt & Co. Holdings (b) (c).....       277,470
                                                           -------------
                                                              14,301,977
                                                           -------------

                  COMMUNICATIONS EQUIPMENT--2.4%
          123,943 3Com Corp. (b)..........................       451,152
           21,208 ADTRAN, Inc. (c)........................       525,746
            6,317 Airspan Networks, Inc...................        35,059
            8,998 Anaren, Inc. (b)........................       118,324
           28,170 Arris Group, Inc. (b)...................       245,361
            5,944 Audiovox Corp. (b)......................        92,132
           16,042 Avocent Corp. (b) (c)...................       419,338
            3,876 Bel Fuse, Inc. (Class B) (b) (c)........       118,451
           15,657 Belden CDT, Inc. (b) (c)................       331,928
            5,584 Black Box Corp..........................       197,674
           13,999 C-COR.net Corp. (b) (c).................        95,893
          184,994 CIENA Corp. (b).........................       386,637
           18,589 CommScope, Inc. (b) (c).................       323,634
            7,443 Comtech Telecommunications Corp. (b) (c)       242,865
            7,205 Digi International, Inc. (b)............        85,451
            9,747 Ditech Communications Corp. (b) (c).....        63,258
            9,320 Echelon Corp. (c).......................        64,122
            2,283 Endwave Corp. (b).......................       108,671
           34,949 Extreme Networks, Inc. (b)..............       143,291
           56,999 Finisar Corp. (c).......................        59,849
           39,638 Foundry Networks, Inc. (b)..............       342,076
           22,635 Glenayre Technologies, Inc. (b).........        85,334
           24,835 Globetel Communications Corp. (b).......        69,290
           24,790 Harmonic, Inc. (b) (c)..................       119,736
            5,242 Inphonic, Inc. (b) (c)..................        80,622
            7,313 Inter-Tel, Inc. (c).....................       136,095
           11,469 Intervoice, Inc. (b) (c)................        98,977

                                                                VALUE
       SHARES                                                  (NOTE 1)
     ---------------------------------------------------------------------

                COMMUNICATIONS EQUIPMENT--(CONTINUED)
          9,728 Ixia (b) (c)................................ $     189,112
        222,809 Level 3 Communications, Inc. (b) (c)........       452,302
         37,106 MRV Communications, Inc. (b) (c)............        80,520
         10,411 NETGEAR, Inc. (b) (c).......................       193,645
         15,777 Plantronics, Inc............................       573,652
         31,542 Polycom, Inc. (b)...........................       470,291
         33,023 Powerwave Technologies, Inc. (b) (c)........       337,495
         14,460 Redback Networks, Inc. (b) (c)..............        92,255
          8,748 SafeNet, Inc. (b) (c).......................       297,957
         80,309 Sonus Networks, Inc. (b)....................       383,877
          5,708 Spectralink Corp. (b) (c)...................        60,048
         56,314 Sycamore Networks, Inc. (b).................       194,283
         18,002 Symmetricom, Inc. (b) (c)...................       186,681
         18,063 Tekelec, Inc. (c)...........................       303,458
         12,321 Telkonet, Inc. (c)..........................        60,742
         23,226 Terayon Communication Systems, Inc. (b).....        71,768
          9,997 Terremark Worldwide, Inc. (c)...............        69,979
         35,117 Transwitch Corp. (b) (c)....................        71,990
         32,640 UTStarcom, Inc. (b) (c).....................       244,474
          8,138 ViaSat, Inc. (b) (c)........................       165,446
         23,163 Westell Technologies, Inc. (b)..............       138,515
                                                             -------------
                                                                 9,679,456
                                                             -------------

                COMPUTERS & PERIPHERALS--1.3%
          4,081 3D Systems Corp. (b)........................        98,189
         38,048 Adaptec, Inc. (b)...........................       147,626
         21,975 Advanced Digital Information Corp. (b)......       167,010
          5,226 Applied Films Corp. (c).....................       133,786
         87,009 Brocade Communications Systems, Inc. (b) (c)       337,595
              1 Concurrent Computer Corp. (b)...............             2
         10,222 Covansys Corp. (b)..........................       131,353
         13,944 Dot Hill Systems Corp. (b) (c)..............        73,066
         16,840 Electronics for Imaging, Inc. (b) (c).......       354,314
         82,964 Gateway, Inc. (b) (c).......................       273,781
          7,984 Hutchinson Technology, Inc. (b).............       307,464
         16,588 Hypercom Corp. (b)..........................       107,324
         10,879 Imation Corp................................       421,996
          9,160 Intergraph Corp. (b)........................       315,654
          9,542 Komag, Inc. (b) (c).........................       270,706
         28,777 Lexar Media, Inc. (b) (c)...................       141,295
         81,793 Maxtor Corp. (b)............................       425,323
         37,911 McDATA Corp. (Class A) (b) (c)..............       151,644
          8,312 Mobility Electronics, Inc. (c)..............        76,055
         12,951 PalmOne, Inc. (b) (c).......................       385,551
         21,550 Pinnacle Systems, Inc. (b)..................       118,525
          8,252 Presstek, Inc. (b) (c)......................        93,413
         58,375 Quantum Corp. (b) (c).......................       173,374
          3,268 Rimage Corp.................................        69,380
          3,679 Stratasys, Inc. (b) (c).....................       120,230
          9,134 Synaptics, Inc. (b) (c).....................       195,102
                                                             -------------
                                                                 5,089,758
                                                             -------------

                CONSTRUCTION & ENGINEERING--0.9%
         17,175 Dycom Industries, Inc. (b)..................       340,237
          4,831 EMCOR Group, Inc. (b).......................       236,236

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-225

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                               VALUE
        SHARES                                                (NOTE 1)
      -------------------------------------------------------------------

                 CONSTRUCTION & ENGINEERING--(CONTINUED)
          11,649 Granite Construction, Inc................. $     327,337
           8,726 Insituform Technologies, Inc. (b).........       139,878
           6,452 Perini Corp. (b)..........................       105,942
          37,800 Quanta Services, Inc. (b) (c).............       332,640
          25,599 Shaw Group, Inc. (b)......................       550,634
          13,174 URS Corp. (b).............................       492,049
          11,658 Walter Industries, Inc. (c)...............       468,651
           8,191 Washington Group International, Inc. (b)..       418,724
                                                            -------------
                                                                3,412,328
                                                            -------------

                 CONSTRUCTION MATERIALS--0.4%
           2,386 Ameron International Corp.................        89,236
           6,245 Eagle Materials, Inc. (c).................       578,225
          13,338 Headwaters, Inc. (b) (c)..................       458,561
           7,332 Texas Industries, Inc.....................       412,278
                                                            -------------
                                                                1,538,300
                                                            -------------

                 CONSUMER FINANCE--0.4%
           7,251 Advanta Corp. (Class B) (c)...............       204,188
           3,146 ASTA Funding, Inc. (c)....................        87,396
           9,980 Cash America International, Inc...........       200,797
          19,211 E Loan, Inc...............................        64,165
           4,106 Encore Capital Group, Inc. (c)............        69,802
          18,980 Metris Cos., Inc..........................       274,451
          27,873 MoneyGram International, Inc..............       532,932
           6,270 World Acceptance Corp. (b)................       188,413
                                                            -------------
                                                                1,622,144
                                                            -------------

                 CONTAINERS & PACKAGING--0.4%
          11,215 Caraustar Industries, Inc. (b) (c)........       117,758
           6,265 Chesapeake Corp...........................       131,189
          21,515 Graphic Packaging Corp. (b) (c)...........        78,530
           5,003 Greif Brothers Corp.......................       305,683
          18,248 Longview Fibre Co.........................       374,996
           8,698 Myers Industries, Inc. (c)................       108,725
          11,409 Rock Tennessee Co. (c)....................       144,324
           3,588 Silgan Holdings, Inc. (b).................       201,789
                                                            -------------
                                                                1,462,994
                                                            -------------

                 DISTRIBUTORS--0.2%
           5,443 Beacon Roofing Supply, Inc................       143,151
           9,767 Bell Microproducts, Inc. (b)..............        91,810
           7,777 Handleman Co. (b).........................       128,398
           6,970 Navarre Corp. (c).........................        55,725
           2,255 The Andersons, Inc........................        80,752
          10,392 WESCO International, Inc. (b).............       326,101
                                                            -------------
                                                                  825,937
                                                            -------------

                 DIVERSIFIED CONSUMER SERVICES--0.5%
           9,300 Bright Horizons Family Solutions, Inc. (b)       378,696
          29,341 Corinthian Colleges, Inc. (b).............       374,685
          18,827 DeVry, Inc. (b)...........................       374,658

                                                                   VALUE
       SHARES                                                     (NOTE 1)
     ------------------------------------------------------------------------

                   DIVERSIFIED CONSUMER SERVICES--(CONTINUED)
         14,490    Regis Corp.................................. $     566,269
          6,976    Universal Technical Institute, Inc. (b).....       231,603
          2,518    Vertrue, Inc. (b) (c).......................        98,101
                                                                -------------
                                                                    2,024,012
                                                                -------------

                   DIVERSIFIED FINANCIAL SERVICES--1.0%
         19,866    Apollo Investment Corp. (c).................       366,130
          2,719    Asset Acceptence Capital Corp. (b)..........        70,449
          2,071    BKF Capital Group, Inc. (b) (c).............        78,512
          7,563    Calamos Asset Management, Inc...............       206,016
            913    Capital Southwest Corp. (c).................        81,869
          5,074    Collegiate Funding Services, Inc............        73,979
          7,911    CompuCredit Corp. (b) (c)...................       271,189
         27,884    Doral Financial Corp........................       461,201
          2,708    Enterprise Financial Services Corp..........        64,044
         10,129    Euronet Worldwide, Inc. (c).................       294,450
          6,485    Financial Federal Corp. (c).................       250,580
          3,911    First Cash Financial Services...............        83,578
         20,974    Fremont General Corp. (c)...................       510,297
         14,220    GATX Corp. (c)..............................       490,590
          5,241    Harris & Harris Group, Inc. (c).............        62,420
          3,815    International Securities Exchange, Inc......        95,795
          2,918    Morningstar, Inc. (b).......................        82,142
          4,843    MortgageIT Holdings, Inc. (c)...............        88,385
          2,560    Stifel Financial Corp.......................        61,850
         11,942    United Bankshares, Inc. (b).................       425,255
                                                                -------------
                                                                    4,118,731
                                                                -------------

                   DIVERSIFIED TELECOMMUNICATION SERVICES--0.9%
          6,443    Brightpoint, Inc............................       142,970
         27,848    Broadwing Corp. (c).........................       128,658
         77,730    Cincinnati Bell, Inc. (b) (c)...............       334,239
          7,216    Commonwealth Telephone Enterprises, Inc. (b)       302,423
          5,790    CT Communications, Inc......................        75,559
          8,550    Fairpoint Communications, Inc. (c)..........       138,082
         17,909    General Communication, Inc. (b).............       176,762
          6,960    Golden Telecom, Inc. (b) (c)................       213,533
         18,747    IDT Corp. (Class B) (c).....................       246,711
         17,752    Interdigital Commerce Corp. (b).............       310,660
          5,162    Intrado, Inc. (b) (c).......................        77,224
          5,884    Iowa Telecommunications Services, Inc.......       110,325
          8,025    MasTec, Inc. (b) (c)........................        70,620
          5,925    North Pittsburgh Systems, Inc. (c)..........       115,893
         23,180    Premiere Global Services, Inc. (c)..........       261,702
          7,383    RCN Corp....................................       170,473
          1,874    Shenandoah Telecommunications Co............        74,491
          4,228    SureWest Communications (c).................       108,448
          9,103    TALK America Holdings, Inc..................        91,121
         16,230    Time Warner Telecom, Inc. (b) (c)...........        96,082
         22,591    UbiquiTel, Inc. (b) (c).....................       184,343
         10,013    Valor Communications Group, Inc.............       138,179
                                                                -------------
                                                                    3,568,498
                                                                -------------

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-226

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                              VALUE
         SHARES                                              (NOTE 1)
       -----------------------------------------------------------------

                  ELECTRIC UTILITIES--1.1%
            8,140 ALLETE, Inc............................. $     406,186
           10,040 Black Hills Corp........................       369,974
            3,898 Central Vermont Public Service (c)......        72,113
            5,113 CH Energy Group, Inc. (c)...............       248,645
           15,704 Cleco Corp..............................       338,736
           23,761 Duquesne Light Holdings, Inc. (c).......       443,856
           15,956 El Paso Electric Co. (b)................       326,300
            9,579 Empire District Electric Co.............       229,513
           13,538 IDACORP, Inc............................       414,669
            6,282 MGE Energy, Inc. (c)....................       228,539
            4,928 NGP Capital Resources Co. (c)...........        73,575
            9,134 Otter Tail Corp. (c)....................       249,632
           38,116 Sierra Pacific Resources (b) (c)........       474,544
            4,716 UIL Holdings Corp.......................       253,768
           11,123 Unisource Energy Corp. (c)..............       342,032
                                                           -------------
                                                               4,472,082
                                                           -------------

                  ELECTRICAL EQUIPMENT--1.1%
            5,573 A.O. Smith Corp.........................       148,855
           13,812 Acuity Brands, Inc......................       354,830
           12,644 American Superconductor Corp. (b) (c)...       115,693
           11,132 Artesyn Technologies, Inc. (b) (c)......        96,848
           10,395 Baldor Electric Co. (b) (c).............       252,806
           10,301 C&D Technologies, Inc...................        94,666
            5,501 Encore Wire Corp. (b) (c)...............        63,757
            7,842 Energy Conversion Devices, Inc. (b) (c).       175,504
           15,059 EnerSys (c).............................       205,254
            7,196 Franklin Electric, Inc..................       278,125
           14,608 FuelCell Energy, Inc. (b) (c)...........       149,148
           13,691 General Cable Corp. (b) (c).............       203,038
            8,552 Genlyte Group, Inc. (b) (c).............       416,825
           11,298 Global Power Equipment Group, Inc. (c)..        89,819
           29,803 GrafTech International, Ltd. (b)........       128,153
            7,274 II-VI, Inc. (b).........................       133,769
            3,493 Louisiana Barge, Inc....................        63,398
           15,604 Plug Power, Inc. (c)....................       106,887
           21,131 Power-One, Inc. (b) (c).................       133,337
            8,951 Regal Beloit Corp. (c)..................       261,011
            5,734 Superior Essex, Inc.....................       101,549
           14,695 Trustmark Corp. (c).....................       429,976
            4,674 Ultralife Batteries, Inc. (c)...........        75,485
            6,862 Vicor Corp. (b).........................        93,323
            3,482 Woodward Governor Co....................       292,592
                                                           -------------
                                                               4,464,648
                                                           -------------

                  ELECTRONIC EQUIPMENT & INSTRUMENTS--1.9%
           25,179 Aeroflex, Inc. (b)......................       211,504
            9,974 Agilysys, Inc...........................       156,592
           10,008 Anixter International, Inc. (b).........       371,997
            3,924 BEI Technologies, Inc...................       104,692
           13,474 Benchmark Electronics, Inc. (b).........       409,879
           13,610 Checkpoint Systems, Inc. (b)............       240,897
           12,714 Cognex Corp.............................       332,980
           10,406 Coherent, Inc. (b)......................       374,720
           11,406 CTS Corp. (c)...........................       140,180

                                                                   VALUE
        SHARES                                                    (NOTE 1)
      -----------------------------------------------------------------------

                    ELECTRONIC EQUIPMENT & INSTRUMENTS--(CONTINUED)
           4,716    Daktronics, Inc. (c)....................... $      94,367
           5,914    Dionex Corp. (b) (c).......................       257,910
          10,869    Electro Scientific Industries, Inc. (b) (c)       194,338
           3,926    Excel Technology, Inc. (b) (c).............        95,402
           4,293    Fargo Electronics, Inc.....................        85,817
           7,763    Global Imaging Systems, Inc. (b)...........       247,329
          28,078    Identix, Inc. (b)..........................       141,232
          10,560    International DisplayWorks, Inc............        84,480
           5,969    Intevac, Inc. (c)..........................        62,495
           6,972    Itron, Inc. (b)............................       311,509
           3,823    Keithley Instruments, Inc. (c).............        58,912
          30,579    Kemet Corp. (b) (c)........................       192,648
           2,966    Lecroy Corp. (b)...........................        40,783
           7,349    Littelfuse, Inc. (b) (c)...................       204,670
           5,656    LoJack Corp................................        99,319
           6,410    LSI Industries, Inc........................        89,355
           3,555    Measurement Specialties, Inc. (b) (c)......        82,512
          14,807    Methode Electronics, Inc. (c)..............       175,759
           5,994    MTS Systems Corp...........................       201,279
          13,731    Newport Corp. (b)..........................       190,312
           6,662    OSI Systems, Inc. (c)......................       105,193
           5,693    Park Electrochemical Corp..................       143,464
          10,962    Paxar Corp. (b)............................       194,575
           6,134    Photon Dynamics, Inc. (b)..................       126,422
          14,166    Plexus Corp. (b)...........................       201,582
           9,234    RadiSys Corp. (b) (c)......................       149,129
           5,108    Rofin Sinar Technologies, Inc..............       167,542
           5,669    Rogers Corp. (b) (c).......................       229,878
           4,045    ScanSource, Inc. (b) (c)...................       173,692
           9,857    SpatiaLight, Inc. (b)......................        55,889
          19,871    Taser International, Inc. (c)..............       199,505
          14,270    Technitrol, Inc............................       201,635
          15,030    ThermoGenesis Corp. (c)....................        65,380
          13,244    TTM Technologies, Inc. (b).................       100,787
           5,688    Universal Display Corp. (b) (c)............        58,473
           8,538    Veeco Instruments, Inc. (b) (c)............       138,999
           6,734    X-Rite, Inc................................        77,508
                                                                -------------
                                                                    7,643,522
                                                                -------------

                    ENERGY EQUIPMENT & SERVICES--2.1%
           3,928    Atwood Oceanics, Inc. (b)..................       241,808
          12,677    Cal Dive International, Inc. (b) (c).......       663,894
           3,934    CARBO Ceramics, Inc........................       310,629
           2,249    Dril-Quip, Inc. (b)........................        65,243
          13,338    Evergreen Solar, Inc. (b)..................        85,763
          26,672    Global Industries, Inc. (b)................       226,712
          59,731    Grey Wolf, Inc. (b) (c)....................       442,607
           3,421    Gulf Islands Fabrication, Inc. (b).........        68,009
           4,508    Gulfmark Offshore, Inc. (b)................       123,113
          24,443    Hanover Compressor Co. (b) (c).............       281,339
           4,655    Hornbeck Offshore Services, Inc. (c).......       126,104
           6,109    Hydril (b).................................       332,024
          20,259    Input/Output, Inc. (b) (c).................       127,227
           9,327    Lone Star Technologies, Inc. (b)...........       424,379
           5,378    Lufkin Industries, Inc.....................       193,500

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-227

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                                 VALUE
      SHARES                                                    (NOTE 1)
    -----------------------------------------------------------------------

               ENERGY EQUIPMENT & SERVICES--(CONTINUED)
        14,050 Maverick Tube Corp. (b) (c)................... $     418,690
        32,711 Newpark Resources, Inc. (b) (c)...............       245,333
         8,585 Oceaneering International, Inc. (b)...........       331,810
         7,556 Offshore Logistics, Inc. (b)..................       248,139
        13,088 Oil States International, Inc. (b)............       329,425
        28,519 Parker Drilling Co. (b).......................       199,918
         6,451 Pioneer Drilling Co. (b)......................        98,442
        15,686 Quantum Fuel Systems Technologies Worldwide,
                Inc. (b).....................................        78,430
         4,806 RPC, Inc. (c).................................        81,318
         5,161 Seacor Smit, Inc. (b) (c).....................       331,852
        24,950 Superior Energy Services, Inc. (b) (c)........       444,110
        12,692 Syntroleum Corp. (b) (c)......................       130,220
         7,798 Tetra Technologies, Inc. (b) (c)..............       248,366
        15,225 Todco (Class A) (b)...........................       390,826
         5,165 Universal Compression Holdings, Inc. (b)......       187,180
        12,293 Veritas DGC, Inc. (b).........................       341,008
         9,021 W-H Energy Services, Inc. (b).................       224,894
         7,456 World Fuel Services Corp. (c).................       174,545
                                                              -------------
                                                                  8,216,857
                                                              -------------

               FOOD & STAPLES RETAILING--0.8%
        18,712 Casey's General Stores, Inc...................       370,872
         6,118 Great Atlantic & Pacific Tea Co., Inc. (b) (c)       177,789
        10,271 Longs Drug Stores Corp........................       442,166
         3,943 Nash Finch Co. (c)............................       144,866
         5,540 Pantry, Inc...................................       214,564
        11,510 Pathmark Stores, Inc. (b).....................       100,828
        14,936 Performance Food Group Co. (b)................       451,216
        11,747 Ruddick Corp..................................       299,901
         7,601 Spartan Stores, Inc. (b)......................       111,507
        12,945 United Natural Foods, Inc. (b)................       393,140
         4,891 Weis Markets, Inc. (c)........................       189,722
        10,328 Wild Oats Markets, Inc. (b) (c)...............       118,255
                                                              -------------
                                                                  3,014,826
                                                              -------------

               FOOD PRODUCTS--1.1%
         1,204 Alico, Inc. (c)...............................        61,922
         6,494 American Italian Pasta Co. (Class A) (c)......       136,504
        13,367 Chiquita Brands International, Inc. (b) (c)...       367,058
        24,171 Corn Products International, Inc. (c).........       574,303
        13,252 Delta & Pine Land Co..........................       332,095
        11,068 Flowers Foods, Inc............................       391,364
        16,661 Gold Kist, Inc. (c)...........................       359,544
         9,007 Hain Celestial Group, Inc. (b) (c)............       175,637
         2,151 J & J Snack Foods Corp. (c)...................       112,605
         8,557 Lancaster Colony Corp. (c)....................       367,266
        10,266 Lance, Inc....................................       176,678
         5,683 Peet's Coffee & Tea, Inc. (b).................       187,766
         9,719 Ralcorp Holdings, Inc. (b)....................       399,937
         6,025 Sanderson Farms, Inc. (c).....................       273,776
           140 Seabord Corp..................................       232,960
         2,812 Tejon Ranch Co. (b) (c).......................       144,734
         8,417 Tootsie Roll Industries, Inc..................       246,197
                                                              -------------
                                                                  4,540,346
                                                              -------------

                                                                 VALUE
      SHARES                                                    (NOTE 1)
    --------------------------------------------------------------------------

               GAS UTILITIES--0.9%
         4,390 Cascade Natural Gas Corp. (c)................. $      89,995
         3,232 Energysouth, Inc. (c).........................        89,559
         7,405 Laclede Group, Inc. (c).......................       235,183
         8,397 New Jersey Resources Corp.....................       405,155
        14,678 Nicor, Inc. (c)...............................       604,293
         9,122 Northwest Natural Gas Co......................       348,825
        12,510 Peoples Energy Corp. (c)......................       543,685
         7,782 Petrohawk Energy Corp.........................        84,046
         4,856 South Jersey Industries, Inc..................       296,799
        12,477 Southwest Gas Corp. (c).......................       318,288
        16,218 WGL Holdings, Inc. (c)........................       545,573
                                                              -------------
                                                                  3,561,401
                                                              -------------

               HEALTH CARE EQUIPMENT & SUPPLIES--3.3%
         6,884 Abaxis, Inc...................................        74,898
         5,598 ABIOMED, Inc. (b).............................        47,863
         6,452 Advanced Neuromodulation Systems, Inc. (b) (c)       256,015
        20,358 Align Technology, Inc. (c)....................       150,038
        22,387 American Medical Systems Holdings, Inc. (b)...       462,292
         4,515 Analogic Corp.................................       227,195
         4,243 Animas Corp...................................        85,496
        11,022 Arqule, Inc. (b)..............................        71,423
         6,220 Arrow International, Inc. (c).................       198,418
         7,932 ArthroCare Corp. (b) (c)......................       277,144
         5,497 Aspect Medical Systems, Inc. (b)..............       163,481
         5,516 Biosite Diagnostics, Inc. (b) (c).............       303,325
         9,102 Candela Corp. (c).............................        95,116
         4,796 CNS, Inc......................................       109,589
         2,512 Computer Programs & Systems, Inc..............        93,622
        10,292 Conmed Corp. (b) (c)..........................       316,685
         6,939 Cyberonics, Inc. (b) (c)......................       301,083
         3,752 Datascope Corp................................       125,129
         7,015 Diagnostic Products Corp. (c).................       332,020
         7,169 DJ Orthopedics, Inc...........................       196,646
        18,840 Encore Medical Corp. (c)......................       104,562
         7,443 Epix Medical, Inc. (c)........................        65,871
         4,597 Foxhollow Technologies, Inc. (b)..............       175,927
         7,075 Greatbatch, Inc. (b)..........................       169,092
         8,418 Haemonetics Corp. (b).........................       342,108
         6,535 Hologic, Inc..................................       259,766
         6,138 I Flow Corp. (c)..............................       102,136
         4,620 ICU Medical, Inc. (b) (c).....................       148,625
        15,128 Immucor, Inc. (b).............................       437,956
         7,005 Integra LifeSciences Holdings (b) (c).........       204,546
         9,322 Intermagnetics General Corp. (b)..............       286,745
         4,478 IntraLase Corp. (b)...........................        87,858
        10,988 Intuitive Surgical, Inc. (b) (c)..............       512,480
         9,889 Invacare Corp.................................       438,676
         5,687 Inverness Medical Innovations, Inc............       155,255
         5,607 Iris International, Inc.......................        99,805
         3,315 Kensey Nash Corp. (c).........................       100,246
         9,521 Kyphon, Inc. (b) (c)..........................       331,236
         5,912 Laserscope (b) (c)............................       244,993
        10,450 Mentor Corp. (c)..............................       433,466
         3,898 Meridian Bioscience, Inc......................        73,867
         7,309 Merit Medical Systems, Inc. (b)...............       112,632

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-228

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                               VALUE
        SHARES                                                (NOTE 1)
      -------------------------------------------------------------------

                 HEALTH CARE EQUIPMENT & SUPPLIES--(CONTINUED)
           5,790 Molecular Devices Corp. (b)............... $     125,238
           5,260 NuVasive, Inc. (b) (c)....................        87,421
          13,839 OraSure Technologies, Inc. (b)............       138,252
           5,660 Palomar Medical Technologies, Inc. (b) (c)       135,387
           9,490 Polymedica Corp. (b)......................       338,413
           3,514 Somanetics Corp...........................        78,960
           4,710 Sonosite, Inc. (b) (c)....................       146,198
          23,487 STERIS Corp. (c)..........................       605,260
           4,540 SurModics, Inc. (b) (c)...................       196,900
          13,032 Sybron Dental Specialties, Inc. (b).......       490,264
           3,188 Symmetry Medical, Inc. (b)................        75,046
          16,368 Thoratec Corp. (b) (c)....................       251,085
          13,168 TriPath Imaging, Inc. (b) (c).............       112,718
          10,830 Varian, Inc. (b)..........................       409,266
           9,658 Ventana Medical Systems, Inc. (b) (c).....       388,541
          10,621 Viasys Healthcare, Inc. (b)...............       239,928
           2,652 Vital Signs, Inc. (c).....................       114,885
           9,628 West Pharmaceutical Services, Inc.........       270,065
           8,536 Wright Medical Group, Inc. (b) (c)........       227,911
           1,694 Young Innovations, Inc. (c)...............        63,237
           2,810 Zoll Medical Corp. (b)....................        71,514
                                                            -------------
                                                               13,341,815
                                                            -------------

                 HEALTH CARE PROVIDERS & SERVICES--3.4%
          13,386 Alderwoods Group, Inc. (c)................       192,357
          10,589 Allied Healthcare International, Inc......        74,970
           4,508 Amedisys, Inc. (b) (c)....................       165,804
           3,592 America Service Group, Inc................        56,933
           2,789 American Dental Partners, Inc.............        68,080
          10,700 American Healthways, Inc. (b) (c).........       452,289
           9,302 American Retirement Corp..................       135,995
          15,807 Amicas, Inc...............................        71,606
           9,913 AmSurg Corp. (b) (c)......................       274,491
          16,827 Apria Healthcare Group, Inc. (b)..........       582,887
          11,092 Array Biopharma, Inc. (b) (c).............        69,880
          36,299 Beverly Enterprises, Inc. (b) (c).........       462,449
          12,834 BioScrip, Inc.............................        77,004
           3,995 Cantel Medical Corp.......................        65,358
          13,574 Centene Corp. (b).........................       455,815
           8,490 Chemed Corp. (c)..........................       347,071
           9,495 Cross Country Healthcare, Inc. (b)........       161,415
          14,198 Curis, Inc. (b) (c).......................        55,372
          13,945 Dendrite International, Inc...............       192,441
           6,463 Genesis HealthCare Corp. (b) (c)..........       299,108
           8,301 Gentiva Health Services, Inc. (b).........       148,256
           7,144 HealthExtras, Inc. (b)....................       143,380
          11,300 HealthTronics, Inc. (b)...................       146,787
          18,694 Hooper Holmes, Inc. (c)...................        77,580
           3,631 Horizon Health Corp.......................        84,929
           8,198 IDX Systems Corp. (b).....................       247,088
           8,968 Kindred Healthcare, Inc. (b) (c)..........       355,222
           5,557 LabOne, Inc. (b) (c)......................       221,224
           6,630 LCA-Vision, Inc. (c)......................       321,290
           3,296 Lifeline Systems, Inc.....................       105,868
           8,392 Magellan Health Services, Inc. (c)........       296,322

                                                                    VALUE
   SHARES                                                          (NOTE 1)
 -----------------------------------------------------------------------------

            HEALTH CARE PROVIDERS & SERVICES--(CONTINUED)
      6,245 Matria Healthcare, Inc. (b)......................... $     201,276
      7,015 Maximus, Inc. (b)...................................       247,559
      2,359 MedCath Corp........................................        65,557
      3,413 Molina Healthcare, Inc. (b).........................       151,059
     16,614 Nanogen, Inc. (b) (c)...............................        63,798
      2,378 National Healthcare Corp. (b) (c)...................        83,967
     12,391 NDCHealth Corp. (c).................................       222,666
     11,946 NeighborCare, Inc. (b)..............................       396,249
      8,731 Northfield Laboratories, Inc. (b) (c)...............       124,941
     11,365 Odyssey Healthcare, Inc. (b) (c)....................       163,883
      9,739 Option Care, Inc. (b) (c)...........................       137,320
      8,444 Orchid Cellmark, Inc................................        91,280
     12,980 Owens & Minor, Inc. (c).............................       419,903
     14,658 PainCare Holdings, Inc..............................        63,469
      8,457 Parexel International Corp. (b).....................       167,871
      7,657 Pediatrix Medical Group, Inc. (b)...................       563,096
      6,816 Per-Se Technologies, Inc. (b) (c)...................       143,272
     11,464 Priority Healthcare Corp. (Class B) (b) (c).........       290,727
     23,469 PSS World Medical, Inc. (b) (c).....................       292,189
      6,692 Psychiatric Solutions, Inc. (b).....................       325,967
      3,764 Radiation Therapy Services, Inc. (b)................        99,934
      5,686 RehabCare Group, Inc. (b)...........................       151,987
      5,924 Res-Care, Inc. (b)..................................        80,329
      6,678 Rigel Pharmaceuticals, Inc. (c).....................       133,026
      5,306 SFBC International, Inc. (c)........................       204,971
     34,589 Stewart Enterprises, Inc. (b).......................       226,212
      5,997 Sunrise Assisted Living, Inc. (b) (c)...............       323,718
      5,800 Symbion, Inc. (b) (c)...............................       138,330
      5,719 The Advisory Board Co. (b)..........................       278,744
      4,137 U.S. Physical Therapy, Inc..........................        79,348
      9,519 United Surgical Partners International, Inc. (b) (c)       495,750
      8,766 Ventiv Health, Inc. (b) (c).........................       169,008
      3,565 VistaCare, Inc. (Class A) (b) (c)...................        65,846
      4,292 Vital Images, Inc. (b)..............................        77,041
      6,127 Wellcare Group, Inc. (b) (c)........................       217,570
                                                                 -------------
                                                                    13,367,134
                                                                 -------------

            HOTELS, RESTAURANTS & LEISURE--2.8%
      6,656 AFC Enterprises, Inc. (b)...........................        87,726
     17,576 Alliance Gaming Corp. (b) (c).......................       246,415
      7,174 Ameristar Casinos, Inc..............................       187,170
      9,323 Argosy Gaming Corp. (b) (c).........................       434,545
     11,071 Aztar Corp. (b) (c).................................       379,182
      5,028 BJ's Restaurants, Inc. (b) (c)......................       102,269
     12,675 Bob Evans Farms, Inc................................       295,581
      1,974 Buffalo Wild Wings, Inc. (b) (c)....................        61,589
      7,481 California Pizza Kitchen, Inc. (b)..................       204,007
     11,160 CEC Entertainment, Inc. (b).........................       469,724
      2,600 Churchill Downs, Inc. (c)...........................       110,474
     19,123 CKE Restaurants, Inc. (b) (c).......................       266,192
      4,117 Dave & Buster's, Inc. (c)...........................        75,917
     29,921 Denny's Corp. (c)...................................       149,605
     10,349 Dominos Pizza, Inc. (c).............................       230,369
     12,926 Gaylord Entertainment Co. (b).......................       600,930
      7,057 Great Wolf Resorts, Inc. (b) (c)....................       144,245

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-229

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                               VALUE
         SHARES                                               (NOTE 1)
       ------------------------------------------------------------------

                  HOTELS, RESTAURANTS & LEISURE--(CONTINUED)
            7,076 IHOP Corp. (b) (c)....................... $     307,028
            5,448 Isle of Capri Casinos, Inc. (b)..........       142,738
           12,159 Jack in the Box, Inc. (b) (c)............       461,069
           17,552 Krispy Kreme Doughnuts, Inc. (b) (c).....       122,162
           60,951 La Quinta Corp. (b) (c)..................       568,673
            5,211 Lakes Entertainment, Inc. (c)............        80,249
            5,380 Landry's Restaurants, Inc. (c)...........       161,884
            8,228 Lodgian, Inc.............................        84,502
            5,193 Lone Star Steakhouse & Saloon, Inc.......       157,919
            7,616 Luby's, Inc. (b) (c).....................        91,011
           12,790 Magna Entertainment Corp. (b) (c)........        72,136
            6,399 Marcus Corp..............................       135,787
            7,654 Mikohn Gaming Corp.......................       112,705
            3,152 Monarch Casino & Resort, Inc. (c)........        69,470
            7,644 MTR Gaming Group, Inc....................        88,976
            7,090 Multimedia Games, Inc. (b) (c)...........        78,061
            5,425 Navigant International, Inc. (b) (c).....        79,693
            6,600 O'Charleys, Inc. (b).....................       116,556
            8,813 P.F. Chang's China Bistro, Inc. (b) (c)..       519,791
            3,222 Papa John's International, Inc. (b) (c)..       128,783
           13,153 Pinnacle Entertainment, Inc. (b).........       257,273
           11,393 Rare Hospitality International, Inc. (b).       347,145
            4,601 Red Robin Gourmet Burgers, Inc. (b) (c)..       285,170
           20,762 Ruby Tuesday, Inc. (c)...................       537,736
           14,640 Ryan's Restaurant Group, Inc. (b)........       205,106
           11,186 Shuffle Master, Inc. (b) (c).............       313,544
           36,424 Six Flags, Inc. (b) (c)..................       169,372
            5,630 Speedway Motorsports, Inc. (b) (c).......       205,833
            6,229 Sunterra Corp. (b) (c)...................       100,972
            6,856 Texas Roadhouse, Inc. (b)................       238,246
            8,968 The Steak N Shake Co. (b)................       166,984
           12,111 Triarc Cos., Inc. (c)....................       179,969
            9,979 Vail Resorts, Inc. (b)...................       280,410
            6,932 WMS Industries, Inc. (b) (c).............       233,955
                                                            -------------
                                                               11,146,848
                                                            -------------

                  HOUSEHOLD DURABLES--1.2%
            3,669 Bassett Furniture Industries, Inc........        69,197
            8,456 Blyth, Inc...............................       237,191
            5,206 Brookfield Homes Corp....................       237,393
           22,688 Champion Enterprises, Inc. (b) (c).......       225,519
            3,690 Dixie Group, Inc.........................        64,981
           10,531 Ethan Allen Interiors, Inc. (c)..........       352,894
           18,814 Fleetwood Enterprises, Inc. (c)..........       190,962
           16,624 Furniture Brands International, Inc. (c).       359,245
            3,548 Hooker Furniture Corp....................        61,983
           15,557 Interface, Inc...........................       125,234
            7,262 Kimball International, Inc. (Class B) (c)        95,858
           16,845 La-Z-Boy, Inc. (c).......................       245,432
            5,017 Levitt Corp. (Class A) (c)...............       150,109
            5,181 Libbey, Inc..............................        81,912
            4,052 M/I Schottenstein Homes, Inc. (c)........       219,213
           10,134 Mathews International Corp...............       394,821
           25,737 Maytag Corp. (c).........................       403,041
            2,152 National Presto Industries, Inc. (c).....        94,839

                                                                VALUE
        SHARES                                                 (NOTE 1)
      --------------------------------------------------------------------

                 HOUSEHOLD DURABLES--(CONTINUED)
           3,385 Palm Harbor Homes, Inc. (b) (c)............ $      63,739
           2,168 Skyline Corp...............................        86,568
           5,050 Stanley Furniture, Inc. (b)................       124,028
           3,863 Technical Olympic USA, Inc.................        93,794
          18,401 Tupperware Corp. (c).......................       430,031
           4,292 Turbochef Technologies, Inc................        76,913
           3,770 Universal Electronics, Inc. (b)............        62,544
          10,874 WCI Communities, Inc. (b) (c)..............       348,294
             762 William Lyon Homes, Inc....................        73,922
                                                             -------------
                                                                 4,969,657
                                                             -------------

                 HOUSEHOLD PRODUCTS--0.4%
           6,202 Central Garden & Pet Co. (b)...............       304,642
           2,329 CSS Industries, Inc. (c)...................        78,813
           9,322 Jarden Corp. (c)...........................       502,642
           9,847 Prestige Brands Holdings, Inc..............       192,017
          14,069 The Yankee Candle Co., Inc. (b)............       451,615
           3,495 Water Pik Technologies, Inc................        66,580
           6,572 WD-40 Co...................................       183,556
                                                             -------------
                                                                 1,779,865
                                                             -------------

                 IT SERVICES--1.5%
          28,339 Acxiom Corp................................       591,718
           8,628 Anteon International Corp. (b).............       393,609
          59,294 BearingPoint, Inc. (b).....................       434,625
          16,935 Ciber, Inc. (b) (c)........................       135,141
           4,307 COMSYS IT Partners, Inc. (b)...............        73,477
          15,624 CSG Systems International, Inc. (b)........       296,544
          16,605 eResearch Technology, Inc. (b) (c).........       222,341
           2,077 Exponent, Inc. (b) (c).....................        59,361
           5,604 Forrester Research, Inc. (b)...............        99,919
          16,906 Gartner, Inc. (Class A) (b) (c)............       179,542
           5,299 Infocrossing, Inc. (b) (c).................        66,079
           3,532 Integral Systems, Inc. (b).................        79,929
           3,410 iPayment Holdings, Inc. (b)................       124,533
           8,120 Kanbay International, Inc. (b) (c).........       187,653
          18,071 Keane, Inc. (b) (c)........................       247,573
          15,341 Lionbridge Technologies, Inc. (b)..........       104,012
           5,770 Mantech International Corp. (c)............       179,101
           7,823 MarketAxess Holdings, Inc. (b).............        88,400
          33,626 MPS Group, Inc. (b)........................       316,757
           4,138 Ness Technologies, Inc. (b)................        43,946
           8,195 Pegasus Solutions, Inc. (b) (c)............        91,374
          25,993 Perot Systems Corp. (Class A) (b) (c)......       369,620
           8,496 ProQuest Co. (b) (c).......................       278,584
          15,120 Resources Connection, Inc. (b).............       351,238
           2,388 SI International, Inc. (b).................        71,545
           3,490 StarTek, Inc. (c)..........................        57,306
           9,126 Sykes Enterprises, Inc. (b)................        86,514
           6,127 Syniverse Holdings, Inc. (b)...............        85,778
           4,403 TNS, Inc. (b)..............................       102,898
          13,466 Tyler Technologies, Inc. (b) (c)...........       101,803
           8,104 Vasco Data Security International, Inc. (b)        78,609
          13,508 Wright Express Corp. (b) (c)...............       249,493
                                                             -------------
                                                                 5,849,022
                                                             -------------

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-230

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                                VALUE
        SHARES                                                 (NOTE 1)
      --------------------------------------------------------------------

                 INDUSTRIAL CONGLOMERATES--0.2%
          15,239 Hexcel Corp. (b) (c)....................... $     257,844
           4,217 Pioneer Companies, Inc.....................        92,732
           4,516 Raven Industries, Inc. (c).................       105,765
           3,627 Standex International Corp. (c)............       103,043
          10,102 Tredegar Industries, Inc...................       157,591
                                                             -------------
                                                                   716,975
                                                             -------------

                 INSURANCE--2.1%
          10,646 21st Century Insurance Group (c)...........       157,987
          11,623 Alfa Corp..................................       171,091
          10,946 American Equity Investment Life (c)........       130,038
           2,659 American Physicians Capital, Inc. (b) (c)..        98,782
           9,159 Argonaut Group, Inc........................       211,481
           2,528 Baldwin & Lyons, Inc. (Class B) (b)........        60,925
           4,982 Bristol West Holdings, Inc. (b)............        91,171
          10,667 Ceres Group, Inc. (c)......................        64,855
          10,178 Citizens, Inc. (b) (c).....................        62,086
           4,378 CNA Surety Corp............................        65,013
           8,156 Crawford & Co. (Class B) (b)...............        60,518
          30,130 Danielson Holding Corp. (c)................       366,682
           8,679 Delphi Financial Group, Inc. (c)...........       383,178
           5,117 Direct General Corp. (c)...................        95,227
           2,968 Donega Group, Inc..........................        59,241
           1,068 Enstar Group, Inc. (c).....................        72,389
           3,873 FBL Financial Group, Inc. (c)..............       106,934
           2,691 FPIC Insurance Group, Inc. (c).............        78,927
           4,300 Harleysville Group, Inc....................        89,827
           9,829 Hilb, Rogal & Hamilton Co. (c).............       338,118
          13,954 Horace Mann Educators Corp.................       262,614
           6,646 Infinity Property & Casualty Corp. (c).....       231,812
           7,289 KMG America Corp. (b)......................        72,453
           6,365 LandAmerica Financial Group, Inc. (c)......       377,890
           3,008 Midland Co.................................       105,852
             717 National Western Life Insurance Co. (b) (c)       139,019
           3,992 Odyssey Re Holdings Corp...................        98,523
          19,733 Ohio Casualty Corp. (b)....................       477,144
          31,543 Phoenix Cos., Inc. (c).....................       375,362
           2,706 Pico Holdings, Inc. (b) (c)................        80,531
          10,782 PMA Capital Corp. (c)......................        95,205
           6,818 Presidential Life Corp.....................       116,656
           8,446 ProAssurance Corp. (b) (c).................       352,705
           7,179 RLI Corp...................................       320,183
           3,237 Safety Insurance Group, Inc. (c)...........       109,281
           9,020 Selective Insurance Group, Inc. (c)........       446,941
           4,247 State Auto Financial Corp..................       131,827
           5,777 Stewart Information Services Corp. (b).....       242,634
           3,750 The Navigators Group, Inc. (b).............       129,637
           4,605 Tower Group, Inc...........................        71,976
           3,014 Triad Guaranty, Inc. (b)...................       151,875
          14,907 U.S.I. Holdings Corp. (c)..................       192,002
          12,101 UICI (b)...................................       360,247
           4,759 United Fire & Casualty Co..................       211,395
           8,481 Universal American Financial Corp. (b).....       191,840
           5,168 Zenith National Insurance Corp.............       350,700
                                                             -------------
                                                                 8,460,774
                                                             -------------

                                                             VALUE
          SHARES                                            (NOTE 1)
        ---------------------------------------------------------------

                   INTERNET & CATALOG RETAIL--0.6%
             6,390 1-800-FLOWERS.COM, Inc. (b)........... $      44,986
            11,346 Alloy Online, Inc. (b) (c)............        58,318
             2,237 Blair Corp. (c).......................        88,362
             4,860 Blue Nile, Inc. (b)...................       158,873
            10,891 Coldwater Creek, Inc. (b).............       271,295
            22,796 drugstore.com, Inc. (b)...............        95,059
            10,126 GSI Commerce, Inc. (b) (c)............       169,611
            16,452 Insight Enterprises, Inc. (b).........       332,001
            11,957 Netflix, Inc. (b).....................       196,214
             7,419 NutriSystem, Inc. (b).................       109,504
             3,885 Overstock.com, Inc. (b) (c)...........       138,306
             7,398 Priceline.com, Inc. (b) (c)...........       172,595
             3,127 Provide Commerce (b) (c)..............        67,512
             6,134 Stamps.com, Inc.......................       115,013
             6,618 The J. Jill Group, Inc. (b)...........        90,998
             9,144 ValueVision Media, Inc. (b)...........       109,819
                                                          -------------
                                                              2,218,466
                                                          -------------

                   INTERNET SOFTWARE & SERVICES--2.2%
            16,292 Agile Software Corp. (b) (c)..........       102,640
            20,470 Applied Digital Solutions, Inc........        67,346
            18,346 aQuantive, Inc. (b) (c)...............       325,091
            23,240 Ariba, Inc. (b) (c)...................       134,792
            19,209 AsiaInfo Holdings, Inc. (b)...........       105,842
             7,941 Audible, Inc. (b).....................       137,935
            11,911 Autobytel, Inc. (c)...................        57,530
             3,656 Blue Coat Systems, Inc. (b) (c).......       109,241
             2,850 Click Commerce, Inc...................        65,465
           146,642 CMG Information Services, Inc. (c)....       277,153
            40,702 CNET Networks, Inc. (b) (c)...........       477,842
            11,114 Digital Insight Corp. (b).............       265,847
            11,388 Digital River, Inc. (b) (c)...........       361,569
            28,925 Digitas, Inc. (b) (c).................       330,034
            38,717 DoubleClick, Inc. (b).................       324,836
            41,991 EarthLink, Inc. (b)...................       363,642
             5,048 eCollege.com, Inc. (b) (c)............        60,071
            19,762 Entrust, Inc. (b).....................        94,660
             5,042 Equinix, Inc. (b) (c).................       218,520
            36,939 HomeStore, Inc. (b) (c)...............        74,986
            10,210 InfoSpace, Inc. (b) (c)...............       336,215
            12,665 Internet Capital Group, Inc. (b) (c)..        92,834
            12,710 Internet Security Systems, Inc. (b)...       257,886
            14,801 Interwoven, Inc. (b) (c)..............       111,452
            14,401 iPass, Inc. (b).......................        87,270
             7,720 j2 Global Communications, Inc. (b) (c)       265,877
             5,300 Jupitermedia Corp. (b) (c)............        90,789
             6,539 Keynote Systems, Inc. (b).............        76,310
             6,604 Marchex, Inc. (b).....................        99,324
            15,318 MatrixOne, Inc. (b)...................        76,590
             7,516 Motive, Inc. (c)......................        74,634
             3,785 Netratings, Inc. (b) (c)..............        51,476
             3,225 Niku Corp. (b)........................        66,854
             7,192 Online Resources Corp. (b)............        81,342
            22,003 Openwave Systems, Inc. (b) (c)........       360,849
            20,184 Opsware, Inc. (b) (c).................       103,342

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-231

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                                VALUE
        SHARES                                                 (NOTE 1)
      --------------------------------------------------------------------

                 INTERNET SOFTWARE & SERVICES--(CONTINUED)
          36,191 RealNetworks, Inc. (b) (c)................. $     179,869
          21,159 S1 Corp. (b)...............................        99,659
          25,464 Sapient Corp. (b) (c)......................       201,930
           8,121 Sohu.com, Inc. (b) (c).....................       178,012
          15,353 SonicWall, Inc. (b) (c)....................        82,753
           6,155 Stellent, Inc..............................        46,163
          10,534 SupportSoft, Inc. (b)......................        54,671
          13,889 Trizetto Group, Inc. (b)...................       194,585
          19,949 United Online, Inc. (b)....................       216,646
          25,896 ValueClick, Inc. (b) (c)...................       319,298
           9,405 Vignette Corp..............................       105,806
          11,434 WebEx Communications, Inc. (b) (c).........       301,972
          15,045 webMethods, Inc. (b) (c)...................        84,252
           7,547 Websense, Inc. (b) (c).....................       362,633
                                                             -------------
                                                                 8,616,335
                                                             -------------

                 INVESTMENT COMPANY--3.0%
         183,700 iShares Russell 2000 Index Fund (c)........    11,701,690
           4,616 Technology Investment Capital Corp.........        68,317
                                                             -------------
                                                                11,770,007
                                                             -------------

                 LEISURE EQUIPMENT & PRODUCTS--0.6%
           2,743 Ambassadors Group, Inc.....................       102,012
           5,294 Arctic Cat, Inc. (c).......................       108,686
          23,431 Callaway Golf Co. (c)......................       361,540
           4,069 Carmike Cinemas, Inc.......................       124,837
           8,157 JAKKS Pacific, Inc. (b) (c)................       156,696
          15,520 K2, Inc. (b) (c)...........................       196,794
           8,915 Leapfrog Enterprises, Inc. (b) (c).........       100,740
           7,612 Life Time Fitness, Inc. (c)................       249,750
           4,555 Marine Products Corp.......................        66,275
           6,065 Midway Games, Inc. (b) (c).................        66,472
          10,789 Nautilus Group, Inc. (c)...................       307,486
           8,234 Oakley, Inc. (b)...........................       140,225
           5,321 RC2 Corp. (b)..............................       199,910
           3,208 Steinway Musical Instructions, Inc. (b) (c)        94,187
           7,119 Sturm Ruger & Co., Inc. (c)................        59,586
           9,888 The Topps Co., Inc. (b)....................        99,177
                                                             -------------
                                                                 2,434,373
                                                             -------------

                 MACHINERY--3.1%
           8,551 Actuant Corp. (b) (c)......................       409,935
          29,091 AGCO Corp. (b) (c).........................       556,220
           8,731 Albany International Corp. (Class A).......       280,352
           2,762 American Science & Engineering, Inc. (b)...       122,522
           6,009 Astec Industries, Inc......................       139,349
           3,513 ASV, Inc. (c)..............................       142,417
           1,881 Badger Meter, Inc..........................        77,685
           5,706 Barnes Group, Inc. (c).....................       188,869
           9,744 Blount International, Inc. (b).............       162,627
          16,594 Briggs & Stratton Corp.....................       574,484
           6,592 Bucyrus International, Inc.................       250,364
           3,418 Cascade Corp...............................       147,829
           6,251 Circor International, Inc..................       154,212

                                                             VALUE
          SHARES                                            (NOTE 1)
        ---------------------------------------------------------------

                   MACHINERY--(CONTINUED)
            17,418 CLARCOR, Inc.......................... $     509,476
             3,401 Commercial Vehicle Group, Inc. (b) (c)        60,368
            16,681 Crane Co..............................       438,710
             5,535 CUNO, Inc. (b)........................       395,420
             6,808 Enpro Industries, Inc.................       196,547
             4,261 ESCO Technologies, Inc. (b)...........       429,509
            17,277 Federal Signal Corp. (c)..............       269,521
            18,653 Flowserve Corp. (b)...................       564,440
             2,995 Freightcar America, Inc...............        59,391
             8,122 Gardner Denver, Inc. (b) (c)..........       284,920
             2,244 Gehl Co...............................        87,381
             4,175 Gorman-Rupp Co. (c)...................        89,387
             1,981 Greenbrier Cos, Inc...................        53,685
            16,611 JLG Industries, Inc. (c)..............       456,470
             4,243 Kadant, Inc. (b)......................        93,049
             9,027 Kaydon Corp...........................       251,402
            11,800 Kennametal, Inc.......................       541,030
            11,429 Lincoln Electric Holdings, Inc........       378,871
             3,885 Lindsay Manufacturing Co. (c).........        91,608
             1,474 Middleby Corp. (c)....................        77,916
            12,475 Mueller Industries, Inc. (b)..........       338,073
             1,555 NACCO Industries, Inc. (c)............       166,727
             9,085 Nordson Corp..........................       311,434
             3,590 Robbins & Myers, Inc. (c).............        77,221
             3,084 Sauer-Danfoss, Inc....................        54,803
             9,373 Stewart & Stevenson Services, Inc.....       212,392
             1,550 Sun Hydraulics, Inc...................        56,405
             5,738 Tecumseh Products Co. (Class A) (c)...       157,451
             3,300 Tennant Co. (c).......................       116,853
             9,635 The Manitowoc Co., Inc................       395,228
             4,701 Thomas Industries, Inc................       187,852
             4,637 Titan International, Inc..............        64,825
            12,625 Trinity Industries, Inc. (c)..........       404,379
            16,327 Unova, Inc. (b) (c)...................       434,788
             4,870 Valmont Industries, Inc. (c)..........       125,646
            11,061 Wabash National Corp. (c).............       268,008
            15,271 Wabtec Corp. (c)......................       328,021
             7,719 Watts Industries, Inc. (c)............       258,509
                                                          -------------
                                                             12,494,581
                                                          -------------

                   MARINE--0.1%
             6,984 Kirby Corp. (b).......................       314,978
             2,973 Maritrans, Inc........................        80,420
                                                          -------------
                                                                395,398
                                                          -------------

                   MEDIA--2.2%
             4,058 4Kids Entertainment, Inc. (b) (c).....        80,673
             9,931 ADVO, Inc. (c)........................       316,302
            10,109 Arbitron, Inc. (b)....................       433,676
            16,724 Catalina Marketing Corp. (c)..........       424,957
           109,138 Charter Communications, Inc. (c)......       128,783
            14,362 Citadel Broadcasting Corp. (b)........       164,445
             3,534 Courier Corp..........................       135,741
            12,537 Cox Radio, Inc. (Class A) (b).........       197,458
            18,571 Cumulus Media, Inc. (b)...............       218,766

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-232

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                                  VALUE
      SHARES                                                     (NOTE 1)
    ------------------------------------------------------------------------

               MEDIA--(CONTINUED)
         5,471 Digital Theater Systems, Inc. (b) (c).......... $      97,548
        10,202 Emmis Communications Corp. (Class A) (b) (c)...       180,269
        11,650 Entercom Communications Corp. (b)..............       387,829
        25,008 Entravision Communications Corp. (Class A) (b).       194,812
         2,146 Fisher Communications, Inc. (c)................       101,484
        79,853 Gemstar-TV Guide International, Inc............       286,672
        14,290 Gray Television, Inc...........................       172,337
        17,526 Harris Interactive, Inc. (b)...................        85,352
        18,396 Hollinger International, Inc. (c)..............       184,144
        15,080 Insight Communications, Inc. (b) (c)...........       166,634
         9,096 Intermix Media, Inc. (b) (c)...................        76,134
         9,176 Journal Communications, Inc....................       154,157
        13,471 Journal Register Co. (b) (c)...................       235,877
         5,899 Liberty Corp...................................       217,142
         9,565 LIN TV Corp. (b) (c)...........................       132,858
         4,834 LodgeNet Entertainment Corp. (b)...............        80,196
         7,312 Martha Stewart Living Omnimedia, Inc. (b) (c)..       213,364
         6,937 Media General, Inc. (Class A)..................       449,240
        21,028 Mediacom Communications Corp. (b) (c)..........       144,462
         9,152 Playboy Enterprises, Inc. (Class B) (b) (c)....       118,427
        43,698 Primedia, Inc. (b) (c).........................       176,977
        27,058 Radio One, Inc. (Class D) (b)..................       345,531
        11,681 Regent Communications, Inc. (b)................        68,567
         5,839 Saga Communications, Inc. (b)..................        81,746
         3,659 Salem Communications Corp. (Class A) (b).......        72,595
        10,630 Scholastic Corp. (b) (c).......................       409,786
        14,985 Sinclair Broadcast Group, Inc. (b).............       136,064
        10,894 Source Interlink Cos., Inc. (b)................       134,759
        11,410 Spanish Broadcasting Systems, Inc. (b).........       113,986
        33,004 The Reader's Digest Association, Inc. (Class A)       544,566
         2,927 Thomas Nelson, Inc.............................        63,692
        20,917 TiVo, Inc. (b) (c).............................       139,726
        15,826 Valassis Communications, Inc. (b)..............       586,353
         4,291 World Wrestling Entertainment, Inc. (b)........        49,003
                                                               -------------
                                                                   8,703,090
                                                               -------------

               METALS & MINING--1.7%
        35,208 AK Steel Holding Corp. (b) (c).................       225,683
        10,034 Aleris International, Inc. (b).................       226,267
         9,823 Alpha Natural Resources, Inc. (b)..............       234,573
         6,834 AMCOL International Corp.......................       128,411
         6,088 Brush Engineered Material, Inc. (b) (c)........        86,815
         8,386 Carpenter Technology Corp......................       434,395
         6,485 Century Aluminum Co............................       132,294
         7,412 Cleveland Cliffs, Inc. (c).....................       428,117
        77,483 Coeur D'Alene Mines Corp. (c)..................       281,263
        18,803 Commercial Metals Co...........................       447,888
         6,626 Compass Minerals International, Inc............       155,048
         7,901 Foundation Coal Holdings, Inc. (c).............       204,952
         7,619 Gibraltar Industries, Inc. (c).................       141,256
        38,880 Hecla Mining Co. (c)...........................       177,293
         4,250 James River Coal Co. (b).......................       147,263
         5,790 Metal Management, Inc. (c).....................       112,037
         6,635 Metals USA, Inc. (b) (c).......................       126,198
         5,614 NN, Inc. (c)...................................        71,186

                                                            VALUE
           SHARES                                          (NOTE 1)
         -------------------------------------------------------------

                    METALS & MINING--(CONTINUED)
              7,243 NS Group, Inc. (b) (c).............. $     235,470
             11,138 Oregon Steel Mills, Inc. (b) (c)....       191,685
              7,989 Quanex Corp.........................       423,497
              9,862 Reliance Steel & Aluminum Co. (c)...       365,584
              3,819 Roanoke Electric Steel Corp.........        63,090
              5,285 Royal Gold, Inc. (c)................       106,334
              6,797 RTI International Metals, Inc. (b)..       213,494
              7,775 Ryerson Tull, Inc. (c)..............       110,949
              6,346 Schnitzer Steel Industries, Inc. (c)       150,400
             12,426 Steel Dynamics, Inc. (c)............       326,183
              3,366 Steel Technologies, Inc. (c)........        56,885
             12,963 Stillwater Mining Co. (b)...........        96,185
              2,203 Titanium Metals Corp. (b) (c).......       125,108
             26,522 USEC, Inc...........................       388,282
             22,409 Worthington Industries, Inc. (c)....       354,062
                                                         -------------
                                                             6,968,147
                                                         -------------

                    MULTI-UTILITIES--0.4%
             74,687 Aquila, Inc. (b) (c)................       269,620
             14,335 Avista Corp.........................       266,488
            172,610 Calpine Corp. (b) (c)...............       586,874
             11,448 NorthWestern Energy Corp. (b) (c)...       360,841
                                                         -------------
                                                             1,483,823
                                                         -------------

                    MULTILINE RETAIL--0.4%
             15,777 99 Cents Only Stores (b) (c)........       200,526
             36,605 Big Lots, Inc. (b)..................       484,650
             13,765 Fred's, Inc. (c)....................       228,224
              5,647 Retail Ventures, Inc................        77,025
              8,901 ShopKo Stores, Inc. (b).............       216,383
              8,286 Tuesday Morning Corp. (c)...........       261,175
                                                         -------------
                                                             1,467,983
                                                         -------------

                    OFFICE ELECTRONICS--0.1%
             37,318 IKON Office Solutions, Inc..........       354,894
                                                         -------------

                    OIL, GAS & CONSUMABLE FUELS--2.5%
              5,899 ATP Oil & Gas Corp. (b).............       138,037
              5,627 Berry Petroleum Co. (b).............       297,556
              4,375 Bill Barrett Corp. (b) (c)..........       129,412
              4,448 Bois d'Arc Energy, Inc. (b).........        65,608
              7,247 Brigham Exploration Co. (c).........        66,165
             16,363 Cabot Oil & Gas Corp................       567,796
              4,125 Callon Petroleum Co. (b) (c)........        60,968
              6,126 Carrizo Oil & Gas, Inc. (b).........       104,510
             15,381 Cheniere Energy, Inc. (c)...........       478,349
             25,456 Cimarex Energy Co. (b) (c)..........       990,492
             13,099 Comstock Resources, Inc. (b) (c)....       331,274
              2,013 Crosstex Energy, Inc................        97,228
              8,502 Delta Petroleum Corp. (c)...........       120,048
              4,235 Edge Petroleum Corp.................        66,151
             10,558 Encore Aquisition Co. (b) (c).......       432,878
             18,499 Endeavour International Corp. (b)...        67,151
             10,760 Energy Partners, Ltd. (b) (c).......       282,020
             17,238 Frontier Oil Corp...................       505,935

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-233

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                               VALUE
        SHARES                                                (NOTE 1)
      -------------------------------------------------------------------

                 OIL, GAS & CONSUMABLE FUELS--(CONTINUED)
          11,798 FX Energy, Inc. (c)....................... $     130,132
          21,137 Gasco Energy, Inc. (b)....................        78,207
           3,544 Giant Industries, Inc. (b)................       127,584
           3,368 Goodrich Peteroleum Corp. (b).............        69,313
           6,432 Holly Corp................................       300,181
           9,204 Houston Exploration Co. (b)...............       488,272
          14,934 KCS Energy, Inc. (b)......................       259,404
           6,027 McMoran Exploration Co. (b) (c)...........       117,587
          28,080 Meridian Resource Corp. (b) (c)...........       134,222
          13,199 Mission Resources Corp. (c)...............       106,516
          10,224 Parallel Petroleum Corp...................        90,482
           5,791 Penn Virginia Corp........................       258,684
           5,229 Petroleum Development Corp................       166,544
          13,340 PetroQuest Energy, Inc. (b)...............        87,644
           6,868 Remington Oil & Gas Corp. (b).............       245,188
           5,263 Resource America, Inc.....................       202,783
           8,980 Spinnaker Exploration Co. (b) (c).........       318,700
          19,080 St. Mary Land & Exploration Co............       552,938
           8,136 Stone Energy Corp. (b) (c)................       397,850
          10,128 Swift Energy Co. (b)......................       362,785
               1 TEL Offshore Trust........................            10
           4,634 Toreador Resources Corp. (b)..............       112,560
          11,923 TransMontaigne, Inc. (b) (c)..............       125,191
           7,275 Tri-Valley Corp. (b) (c)..................       101,341
           4,296 W&T Offshore, Inc. (c)....................       103,405
           5,791 Warren Resources, Inc. (c)................        60,516
           8,967 Whiting Petroleum Corp. (c)...............       325,592
                                                            -------------
                                                               10,125,209
                                                            -------------

                 PAPER & FOREST PRODUCTS--0.5%
          18,007 Bowater, Inc. (c).........................       582,887
           8,960 Buckeye Technologies, Inc. (b)............        71,411
           3,743 Deltic Timber Corp. (b)...................       142,346
          14,400 Glatfelter................................       178,560
           9,628 Mercer International, Inc.................        70,188
           4,857 Neenah Paper, Inc. (c)....................       150,421
           9,339 Potlatch Corp.............................       488,710
           5,245 Schweitzer-Mauduit International, Inc. (c)       163,277
          14,665 Wausau-Mosinee Paper Corp.................       175,687
                                                            -------------
                                                                2,023,487
                                                            -------------

                 PERSONAL PRODUCTS--0.5%
           5,452 Chattem, Inc. (b).........................       225,713
           7,262 Elizabeth Arden, Inc. (b).................       169,858
          12,513 Harvest Natural Resources, Inc. (c).......       136,767
           4,832 Mannatech, Inc. (c).......................        91,905
           3,864 Nature's Sunshine Products, Inc...........        67,388
          18,289 NBTY, Inc. (b)............................       474,417
          18,168 NU Skin Enterprises, Inc..................       423,314
           2,137 Parlux Fragrances, Inc. (b)...............        59,131
          15,273 Playtex Products, Inc. (b) (c)............       164,337
          47,536 Revlon, Inc. (c)..........................       145,935
           3,582 USANA Health Sciences, Inc. (c)...........       151,519
                                                            -------------
                                                                2,110,284
                                                            -------------

                                                                    VALUE
    SHARES                                                         (NOTE 1)
  ----------------------------------------------------------------------------

             PHARMACEUTICALS--1.9%
      13,429 Adolor Corp. (b) (c)............................... $     124,218
      28,770 Alkermes, Inc. (b) (c).............................       380,339
      13,761 Alpharma, Inc......................................       199,122
      33,643 Amylin Pharmaceuticals, Inc. (b) (c)...............       704,148
      23,700 Andrx Corp. (b) (c)................................       481,347
      21,812 Ariad Pharmaceuticals, Inc. (b) (c)................       145,268
      12,957 AtheroGenics, Inc. (c).............................       207,053
      36,746 Avanir Pharmaceuticals (Class A) (b)...............       102,889
       5,112 Barrier Therapeutics, Inc..........................        40,538
       6,371 Bentley Pharmaceuticals, Inc.......................        69,763
       7,003 Bone Care International, Inc. (b)..................       230,889
      11,816 Connetics Corp. (b) (c)............................       208,434
       9,721 Cypress Biosciences, Inc...........................       128,317
      16,615 Discovery Laboratories, Inc. (c)...................       121,123
       7,754 DOV Pharmaceutical, Inc. (c).......................       144,690
       8,584 First Horizon Pharmaceutical (b) (c)...............       163,439
      14,755 Impax Laboratories, Inc. (b) (c)...................       231,654
      15,703 Inspire Pharmaceutical, Inc. (b) (c)...............       132,219
      12,272 K-V Pharmaceutical Co. (Class A) (b) (c)...........       205,556
      23,637 Ligand Pharmaceuticals, Inc. (Class B) (b).........       164,277
      17,554 Medicis Pharmaceutical Corp. (Class A) (c).........       556,989
      23,249 MGI Pharma, Inc. (b)...............................       505,898
       6,222 Nastech Pharmaceutical, Inc........................        88,539
       2,146 New River Pharmaceuticals, Inc.....................        64,423
       5,572 Nitromed, Inc. (c).................................       108,375
       6,880 Noven Pharmaceuticals, Inc. (b)....................       120,262
      12,013 NPS Pharmaceuticals, Inc. (b) (c)..................       136,348
       6,849 Pain Therapeutics, Inc. (b) (c)....................        46,231
           1 Palatin Technologies, Inc..........................             2
      10,520 Par Pharmaceutical Resources., Inc. (b) (c)........       334,641
       9,561 Penwest Pharmaceuticals Co. (b)....................       113,011
      27,613 Perrigo Co. (c)....................................       384,925
       8,108 Pharmion Corp. (b) (c).............................       188,187
       8,412 Pozen, Inc. (b)....................................        68,978
       6,578 Renovis, Inc. (c)..................................       100,446
      13,938 Salix Pharmaceuticals, Ltd. (c)....................       246,145
      17,685 Supergen, Inc. (b).................................        87,364
      16,504 The Medicines Co. (b)..............................       386,029
                                                                 -------------
                                                                     7,722,076
                                                                 -------------

             REAL ESTATE--6.6%
      16,861 Aames Investment Corp. (REIT) (c)..................       163,889
       8,031 Acadia Realty Trust (REIT).........................       149,778
       8,033 Affordable Residential Communities, Inc. (REIT) (c)       107,241
       2,629 Agree Realty Corp. (REIT) (c)......................        79,527
         712 Alexander's, Inc. (REIT) (b) (c)...................       177,110
       6,840 Alexandria Real Estate Equities, Inc. (REIT) (c)...       502,398
       3,997 American Campus Communities, Inc. (REIT)...........        90,652
      11,005 American Home Mortgage Investment Corp.
              (REIT) (c)........................................       384,735
       8,125 AMLI Residential Properties Trust (REIT) (c).......       253,987
      17,065 Anthracite Capital, Inc. (REIT) (c)................       202,220
      18,814 Anworth Mortgage Asset Corp. (REIT) (c)............       185,130
       4,285 Arbor Realty Trust, Inc. (REIT) (c)................       122,980
       9,283 Ashford Hospitality Trust, Inc. (REIT) (c).........       100,256
       1,399 Avatar Holding, Inc. (b) (c).......................        70,328

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-234

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                                    VALUE
    SHARES                                                         (NOTE 1)
  ----------------------------------------------------------------------------

             REAL ESTATE--(CONTINUED)
       4,713 Bedford Property Investors, Inc. (REIT)............ $     108,493
       6,579 Bimini Mortgage Management, Inc. (REIT)............        92,764
      10,300 BioMed Realty Trust, Inc. (REIT) (c)...............       245,655
       5,473 Bluegreen Corp. (b) (c)............................        95,285
       6,002 Boykin Lodging Co. (REIT) (b)......................        80,427
      18,061 Brandywine Realty Trust (REIT) (b) (c).............       553,570
       2,667 California Coastal Communities, Inc................        91,665
      12,148 Capital Automotive (REIT)..........................       463,689
       7,524 Capital Lease Funding, Inc. (REIT) (c).............        81,635
       4,803 Capital Trust, Inc. (REIT) (c).....................       160,468
       5,543 Cedar Shopping Centers, Inc. (REIT)................        81,759
      12,753 Colonial Properties Trust (REIT) (c)...............       561,132
      18,295 Commercial Net Lease Realty (REIT).................       374,499
       2,042 Consolidated Tomoka Land Co........................       175,612
       9,448 Corporate Office Properties Trust (REIT) (c).......       278,244
       3,708 Correctional Properties Trust (REIT) (c)...........       104,936
      12,745 Cousins Properties, Inc. (REIT)....................       376,997
       5,231 CRIIMIi Mae, Inc. (REIT)...........................       114,297
      10,230 CRT Properties, Inc. (REIT) (c)....................       279,279
       8,350 Diamondrock Hospitality Co.........................        94,355
       7,662 EastGroup Properties, Inc. (REIT)..................       322,647
       6,499 Education Realty Trust, Inc. (REIT)................       118,932
       8,278 Entertainment Properties Trust (REIT)..............       380,788
      16,699 Equity Inns, Inc. (REIT)...........................       222,097
       6,932 Equity Lifestyle Properties, Inc. (REIT)...........       275,616
      11,128 Equity One, Inc. (REIT)............................       252,606
      10,339 Extra Space Storage, Inc. (REIT) (c)...............       148,158
      18,657 FelCor Lodging Trust, Inc. (REIT) (c)..............       270,153
      16,134 Fieldstone Investment Corp. (REIT).................       232,330
      13,380 First Industrial Realty Trust, Inc. (REIT) (c).....       533,862
       5,472 First Potomac Realty Trust (REIT)..................       135,706
       9,807 Gables Residential Trust (REIT)....................       423,957
       6,406 Getty Realty Corp. (REIT)..........................       177,446
      10,576 Glenborough Realty Trust, Inc. (REIT)..............       217,760
      12,905 Glimcher Realty Trust (REIT) (c)...................       358,114
       8,806 GMH Communities Trust..............................       121,963
       6,482 Government Properties Trust, Inc. (REIT) (c).......        63,005
       4,605 Gramercy Capital Corp. (REIT) (c)..................       112,638
       8,714 Heritage Property Investment Trust, Inc. (REIT) (c)       305,164
       7,032 Hersha Hospitality Trust (REIT)....................        67,085
      11,307 Highland Hospitality Corp. (REIT)..................       118,158
      17,855 Highwoods Properties, Inc. (REIT) (c)..............       531,365
      10,639 Home Properties of New York, Inc. (REIT)...........       457,690
      18,606 HomeBanc Corp. (REIT) (c)..........................       169,129
      24,160 IMPAC Mortage Holdings, Inc. (REIT) (c)............       450,584
      21,831 Inland Real Estate Corp. (REIT)....................       351,042
      14,497 Innkeepers USA Trust (REIT)........................       216,585
      17,823 Investors Real Estate Trust (REIT) (c).............       172,170
      10,381 Jones Lang LaSalle, Inc. (b) (c)...................       459,152
       9,173 Kilroy Realty Corp. (REIT) (c).....................       435,626
       5,661 Kite Realty Group Trust (REIT).....................        84,915
      10,004 LaSalle Hotel Properties (REIT)....................       328,231
      17,179 Lexington Corporate Properties Trust (REIT) (c)....       417,621
       7,156 LTC Properties, Inc. (REIT)........................       148,129
      11,837 Luminent Mortgage Capital, Inc. (REIT).............       127,721
      10,875 Maguire Properties, Inc. (REIT)....................       308,197

                                                                  VALUE
     SHARES                                                      (NOTE 1)
   -------------------------------------------------------------------------

              REAL ESTATE--(CONTINUED)
       27,812 MeriStar Hospitality Corp. (REIT)............... $     239,183
       29,829 MFA Mortgage Investment, Inc. (REIT) (c)........       222,226
        5,736 Mid-America Apartment Communities, Inc. (REIT)..       260,529
        8,588 National Health Investors, Inc. (REIT) (b) (c)..       241,065
       22,143 Nationwide Health Properties, Inc. (REIT) (c)...       522,796
       14,161 Newcastle Investment Corp. (REIT) (c)...........       426,954
        6,606 NorthStar Realty Finance Corp. (REIT)...........        69,297
        8,758 Novastar Financial, Inc. (REIT) (c).............       342,876
       19,318 Omega Healthcare Investors, Inc. (REIT).........       248,429
        4,727 Parkway Properties, Inc. (REIT).................       236,397
       11,776 Pennsylvania Real Estate Investment Trust (REIT)       559,360
       12,685 Post Properties, Inc. (REIT) (c)................       458,055
       15,516 Prentiss Properties Trust (REIT) (c)............       565,403
        4,969 PS Business Parks, Inc. (REIT)..................       220,872
        9,571 RAIT Investment Trust (REIT) (c)................       286,651
        4,666 Ramco-Gershenson Property Trust (REIT) (c)......       136,620
        6,240 Redwood Trust, Inc. (REIT)......................       321,984
        3,616 Saul Centers, Inc. (REIT) (c)...................       131,442
       17,480 Saxon Capital, Inc. (REIT)......................       298,384
       19,341 Senior Housing Properties Trust (REIT)..........       365,738
        6,314 Sizeler Property Investments, Inc. (REIT).......        83,345
        4,943 Sovran Self Storage, Inc. (REIT) (c)............       224,709
       21,677 Spirit Finance Corp. (REIT).....................       254,705
        9,905 Strategic Hotel Capital, Inc. (REIT)............       178,290
        6,120 Sun Communities, Inc. (REIT)....................       227,603
        8,192 Sunstone Hotel Investors, Inc. (REIT)...........       198,738
        8,784 Tanger Factory Outlet Centers, Inc. (REIT)......       236,553
        3,386 Tarragon Corp. (c)..............................        85,497
       16,556 Taubman Centers, Inc. (REIT)....................       564,394
        5,764 The Town & Country Trust (REIT).................       164,332
       11,326 Trammell Crow Co. (b)...........................       274,542
       19,005 Trustreet Properties, Inc. (REIT)...............       315,673
        9,512 U-Store-It Trust (REIT) (c).....................       181,204
        3,614 Universal Health Realty Income Trust,
               Inc. (REIT) (c)................................       137,730
        6,696 Urstadt Biddle Properties, Inc. (REIT) (c)......       115,975
       13,659 Washington Real Estate Investment Trust (REIT)..       426,161
        7,812 Winston Hotels, Inc. (REIT).....................        87,963
                                                               -------------
                                                                  26,433,009
                                                               -------------

              ROAD & RAIL--0.9%
        7,727 Arkansas Best Corp. (b) (c).....................       245,796
        8,318 Dollar Thrifty Automotive Group, Inc. (b).......       315,918
       10,508 Florida East Coast Indiana, Inc.................       454,996
        7,665 Genesee & Wyoming, Inc. (b).....................       208,565
       14,851 Heartland Express, Inc. (b) (c).................       288,555
       26,993 Kansas City Southern Industries, Inc. (b) (c)...       544,719
       11,998 Knight Transportation, Inc. (c).................       291,911
        3,152 Marten Transport, Ltd. (b)......................        66,160
        5,547 Old Dominion Freight Line, Inc. (b).............       148,826
       12,230 Pacer International, Inc........................       266,492
       12,004 RailAmerica, Inc. (b)...........................       142,848
        4,969 SCS Transportation, Inc.........................        88,448
        7,934 SIRVA, Inc. (b).................................        67,518
       15,392 Werner Enterprises, Inc.........................       302,299
                                                               -------------
                                                                   3,433,051
                                                               -------------

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-235

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                                  VALUE
      SHARES                                                     (NOTE 1)
    ------------------------------------------------------------------------

               SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT--4.1%
         8,453 Actel Corp. (b)................................ $     117,497
         3,170 ADE Corp. (b) (c)..............................        88,919
        10,550 Advanced Energy Industries, Inc. (b) (c).......        82,923
        14,418 AMIS Holdings, Inc. (b) (c)....................       192,336
        33,013 Amkor Technology, Inc. (b).....................       148,559
       100,216 Applied Micro Circuits Corp. (b)...............       256,553
        16,323 Asyst Technologies, Inc. (b) (c)...............        72,801
       136,160 Atmel Corp. (b)................................       322,699
        11,995 ATMI, Inc. (b) (c).............................       347,975
         6,196 August Technology Corp. (b)....................        72,183
        34,912 Axcelis Technologies, Inc. (b).................       239,496
        15,356 Brooks Automation, Inc. (b)....................       228,037
         7,983 Cabot Microelectronics Corp. (b) (c)...........       231,427
        34,721 Cirrus Logic, Inc. (b).........................       184,369
         6,914 Cohu, Inc......................................       138,626
       153,507 Conexant Systems, Inc..........................       247,146
        24,822 Credence Systems Corp. (b) (c).................       224,639
        11,285 Cymer, Inc. (b) (c)............................       297,360
        42,467 Cypress Semiconductor Corp. (b)................       534,660
         2,821 Diodes, Inc. (b) (c)...........................        88,015
         9,744 DSP Group, Inc. (b)............................       232,589
        27,562 Emulex Corp. (b)...............................       503,282
        19,586 Entegris, Inc. (b).............................       193,901
        14,200 Exar Corp. (b).................................       211,438
        38,567 Fairchild Semiconductor International, Inc. (b)       568,863
         7,395 FEI Co. (b) (c)................................       168,680
        10,987 FormFactor, Inc. (b) (c).......................       290,277
        12,064 Genesis Microchip, Inc.........................       222,702
         9,273 Helix Technology Corp..........................       123,145
        22,588 Integrated Circuit Systems, Inc. (b)...........       466,216
        37,464 Integrated Device Technology, Inc. (b).........       402,738
        12,062 Integrated Silicon Solution, Inc. (b) (c)......        89,379
         6,862 IXYS Corp. (b).................................        97,303
        22,880 Kopin Corp. (b) (c)............................       116,688
        17,667 Kulicke & Soffa Industries, Inc. (b) (c).......       139,746
        35,882 Lattice Semiconductor Corp. (b) (c)............       159,316
        20,347 LTX Corp. (b) (c)..............................       100,921
        13,025 Mattson Technology, Inc. (b)...................        93,259
        21,960 Micrel, Inc. (b) (c)...........................       252,979
        20,544 Microsemi Corp. (b) (c)........................       386,227
        16,160 Microtune, Inc. (b)............................        81,042
        13,635 MIPS Technologies, Inc. (b) (c)................        98,172
        10,424 MKS Instruments, Inc. (b)......................       176,061
        13,263 Mykrolis Corp..................................       188,467
         3,618 Netlogic Microsystems, Inc. (c)................        64,147
        18,388 OmniVision Technologies, Inc. (b) (c)..........       249,893
        46,738 ON Semiconductor Corp. (b) (c).................       214,995
         5,114 PDF Solutions, Inc.............................        67,096
         6,962 Pericom Semiconductor Corp. (b) (c)............        56,671
        10,968 Photronics, Inc. (b)...........................       255,993
        13,479 Pixelworks, Inc. (b) (c).......................       115,650
         6,528 PLX Technology, Inc. (b) (c)...................        66,325
        58,185 PMC-Sierra, Inc. (b) (c).......................       542,866
         5,102 PortalPlayer, Inc. (b) (c).....................       106,224
         9,121 Power Integrations, Inc. (b)...................       196,740
        32,143 Rambus, Inc. (b) (c)...........................       430,073

                                                                   VALUE
       SHARES                                                     (NOTE 1)
     ------------------------------------------------------------------------

                   SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT--(CONTINUED)
         60,946    RF Micro Devices, Inc. (b) (c).............. $     330,937
          3,886    Rudolph Technologies, Inc. (b)..............        55,686
         23,840    Semtech Corp. (b)...........................       396,936
         11,630    Sigmatel, Inc. (b) (c)......................       199,571
         24,117    Silicon Image, Inc. (b) (c).................       247,440
         13,832    Silicon Laboratories, Inc. (b)..............       362,537
         28,215    Silicon Storage Technology, Inc. (b) (c)....       113,707
         11,511    Sirf Technology Holdings, Inc...............       203,515
         53,229    Skyworks Solutions, Inc. (b)................       392,298
          6,018    Standard Microsystems Corp. (b).............       140,701
          3,144    Supertex, Inc. (b)..........................        55,523
         14,179    Tessera Technologies, Inc. (b) (c)..........       473,720
          8,296    Trident Microsystems, Inc. (b) (c)..........       188,236
         47,255    TriQuint Semiconductor, Inc. (b) (c)........       157,359
          7,164    Ultratech Stepper, Inc. (b) (c).............       131,101
         12,816    Varian Semiconductor Equipment, Inc. (b) (c)       474,192
         72,887    Vitesse Semiconductor Corp. (b) (c).........       152,334
          5,179    Volterra Semiconductor Corp. (b)............        77,115
         14,401    Zoran Corp. (b) (c).........................       191,389
                                                                -------------
                                                                   16,190,581
                                                                -------------

                   SOFTWARE--3.1%
          7,677    Advent Software, Inc. (b)...................       155,536
         11,119    Allscripts Heathcare Solutions, Inc. (b) (c)       184,687
          6,720    Altiris, Inc. (b) (c).......................        98,650
         10,174    ANSYS, Inc..................................       361,279
         13,177    Aspect Communications Corp. (b).............       147,978
         12,519    Aspen Technology, Inc. (b) (c)..............        65,099
          6,033    Blackboard, Inc.............................       144,309
         30,430    Borland Software Corp. (b)..................       208,750
          4,425    Bottomline Technologies, Inc. (b)...........        66,242
          7,655    Concur Technologies, Inc. (c)...............        80,607
          9,466    Cybersource Corp. (b) (c)...................        69,196
         26,298    E. Piphany, Inc. (b)........................        91,517
         13,688    Eclipsys Corp. (b) (c)......................       192,590
          4,906    Emageon, Inc................................        68,733
         17,286    Epicor Software Corp. (b) (c)...............       228,175
          4,544    EPIQ System, Inc. (b) (c)...................        74,340
         11,121    FactSet Research Systems, Inc. (c)..........       398,577
          3,508    Faro Technologies, Inc. (c).................        95,628
         13,639    FileNET Corp. (b)...........................       342,884
         27,709    Informatica Corp. (b) (c)...................       232,478
         15,842    Ivillage, Inc. (b) (c)......................        94,735
         23,474    Jack Henry & Associates, Inc................       429,809
          9,424    JDA Software Group, Inc. (b)................       107,245
         18,947    KFX, Inc. (c)...............................       270,753
         10,086    Kronos, Inc. (b)............................       407,374
         18,216    Lawson Software, Inc. (b) (c)...............        93,812
         17,819    Macrovision Corp. (b).......................       401,640
         11,783    Magma Design Automation, Inc. (b) (c).......        98,506
          9,679    Manhattan Associates, Inc. (b) (c)..........       185,934
          6,753    MapInfo Corp. (b)...........................        70,974
         27,351    Mentor Graphics Corp. (b) (c)...............       280,348
          3,753    Merge Technologies, Inc.....................        70,369
         25,452    Micromuse, Inc. (b) (c).....................       144,058

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-236

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                                   VALUE
    SHARES                                                        (NOTE 1)
  ---------------------------------------------------------------------------

             SOFTWARE--(CONTINUED)
      12,258 Micros Systems, Inc. (b).......................... $     548,545
       5,300 MicroStrategy, Inc. (b) (c).......................       281,112
       6,430 MRO Software, Inc. (b)............................        93,942
      18,957 NetIQ Corp. (b) (c)...............................       215,162
       6,470 Open Solutions, Inc. (b) (c)......................       131,406
      10,674 Packeteer, Inc. (b) (c)...........................       150,503
      90,003 Parametric Technology Corp. (b)...................       574,219
       8,491 Phoenix Technology, Ltd. (b)......................        66,060
      12,056 Progress Software Corp. (b).......................       363,488
       2,304 Quality Systems, Inc. (c).........................       109,164
      20,843 Quest Software, Inc. (b) (c)......................       284,090
       7,742 Radiant Systems, Inc. (b).........................        88,259
      22,826 RSA Security, Inc. (b)............................       262,042
           1 Saflink Corp. (b).................................             2
      26,265 ScanSoft, Inc. (c)................................        99,282
       3,219 Schawk, Inc.......................................        80,475
       7,904 SeaChange International, Inc. (b) (c).............        55,486
      12,086 Secure Computing Corp. (b) (c)....................       131,496
       8,957 Serena Software, Inc. (b) (c).....................       172,870
       7,967 Sonic Solutions, Inc. (c).........................       148,186
       6,730 SPSS, Inc. (b)....................................       129,283
       5,991 SS&C Technologies, Inc............................       189,795
       6,732 TALX Corp. (b)....................................       194,622
       7,564 The Ultimate Software Group, Inc. (b).............       124,050
      12,229 THQ, Inc. (b) (c).................................       357,943
      69,682 TIBCO Software, Inc. (b)..........................       455,720
      13,394 Transaction Systems Architects, Inc. (Class A) (b)       329,894
       8,244 Verifone Holdings, Inc............................       133,965
       3,829 Verint Systems, Inc. (b) (c)......................       123,141
       9,757 Verity, Inc. (b) (c)..............................        85,569
      22,271 Wind River Systems, Inc. (b) (c)..................       349,209
       8,377 Witness Systems, Inc. (b).........................       152,713
                                                                -------------
                                                                   12,444,505
                                                                -------------

             SPECIALTY RETAIL--3.8%
       4,205 A.C. Moore Arts & Crafts, Inc. (b) (c)............       132,920
      12,801 Aaron Rents, Inc. (Class B).......................       318,617
      18,468 Aeropostale, Inc. (b) (c).........................       620,525
       4,087 America's Car-Mart, Inc. (c)......................        91,998
       3,985 Asbury Automotive Group, Inc......................        61,409
           1 Bebe Stores, Inc. (b).............................            13
       6,591 Big 5 Sporting Goods Corp.........................       187,053
      61,306 Blockbuster, Inc. (c).............................       559,111
       6,538 Brookstone, Inc. (b)..............................       123,437
       3,295 Buckle, Inc. (b)..................................       146,100
       2,752 Build-A-Bear-Workshop, Inc. (b) (c)...............        64,534
       5,116 Building Materials Holdings Corp. (b).............       354,488
       6,057 Burlington Coat Factory Warehouse Corp. (b).......       258,270
      10,048 Cabelas, Inc. (c).................................       214,625
       4,177 Cache, Inc........................................        69,422
      10,164 Casual Male Retail Group, Inc. (b) (c)............        74,299
       9,699 Cato Corp.........................................       200,284
       4,248 Charlotte Russe Holding, Inc. (b) (c).............        52,930
      36,594 Charming Shoppes, Inc. (b) (c)....................       341,422
      11,991 Christopher & Banks Corp. (c).....................       218,956

                                                                  VALUE
     SHARES                                                      (NOTE 1)
   -------------------------------------------------------------------------

              SPECIALTY RETAIL--(CONTINUED)
        7,641 Cost Plus, Inc. (b) (c)......................... $     190,567
       14,942 CSK Auto Corp. (b)..............................       249,233
        4,076 Design Within Reach, Inc........................        73,776
        8,168 Dress Barn, Inc. (b) (c)........................       184,842
        3,536 Electronics Boutique Holding Corp. (b)..........       224,501
       14,636 GameStop Corp. (b) (c)..........................       437,616
        7,205 Genesco, Inc. (b) (c)...........................       267,233
        7,642 Group 1 Automotive, Inc. (b)....................       183,714
        8,639 Guitar Center, Inc. (b).........................       504,258
        5,275 Haverty Furniture Cos., Inc.....................        77,964
        7,557 Hibbett Sporting Goods, Inc. (b)................       285,957
       13,967 Hot Topic, Inc. (b) (c).........................       267,049
        6,543 Jo Ann Stores, Inc..............................       172,670
        4,389 Jos. A. Bank Clothiers, Inc. (c)................       190,044
       15,869 Linens 'N Things, Inc. (b)......................       375,460
        4,339 Lithia Motors, Inc. (b) (c).....................       125,180
        3,841 MarineMax, Inc. (b) (c).........................       120,031
        3,183 Monro Muffler Brake, Inc........................        93,930
        7,744 Movie Gallery, Inc. (c).........................       204,674
        3,087 New York & Co., Inc.............................        65,012
       24,309 Pacific Sunwear of California, Inc. (b).........       558,864
       22,806 Payless Shoesource, Inc. (b) (c)................       437,875
       18,411 Pep Boys-Manny Moe & Jack (c)...................       249,285
       18,547 Petco Animal Supplies, Inc. (b).................       543,798
       27,800 Pier 1 Imports, Inc. (c)........................       394,482
       11,995 Rent-Way, Inc. (b) (c)..........................       118,031
        9,005 Restoration Hardware, Inc.......................        73,661
        6,903 Rush Enterprises, Inc. (b)......................        92,086
       11,658 Select Comfort Corp. (c)........................       249,831
        9,745 Sonic Automotive, Inc...........................       207,179
        6,031 Stage Stores, Inc...............................       262,952
        9,522 Stein Mart, Inc. (b)............................       209,484
        6,663 TBC Corp........................................       180,767
       11,157 The Bombay Co., Inc. (c)........................        63,595
        6,803 The Children's Place Retail Stores, Inc. (b) (c)       317,496
       13,612 The Finish Line, Inc. (Class A) (c).............       257,539
        9,692 The Gymboree Corp. (b) (c)......................       132,393
        8,398 The Sports Authority, Inc. (b)..................       267,056
        7,453 The Talbots, Inc................................       241,999
       12,243 Too, Inc. (b)...................................       286,119
       10,197 Tractor Supply Co. (b) (c)......................       500,673
        7,783 Trans World Entertainment Corp. (b) (c).........        92,073
        8,673 United Auto Group, Inc. (b).....................       258,455
        3,991 West Marine, Inc. (b) (c).......................        72,077
       14,364 Wet Seal, Inc. (b)..............................        97,460
       15,959 Zale Corp. (b)..................................       505,741
                                                               -------------
                                                                  15,055,095
                                                               -------------

              TEXTILES, APPAREL & LUXURY GOODS--1.1%
        6,358 Brown Shoe Co., Inc. (b)........................       248,916
        5,951 Carter's, Inc. (b)..............................       347,419
        4,113 Charles & Colvard, Ltd..........................       100,970
        2,327 Cherokee, Inc. (c)..............................        80,561
        3,013 Deckers Outdoor Corp. (c).......................        74,120
        9,327 DHB Industries, Inc. (c)........................        78,813

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-237

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                               VALUE
        SHARES                                                (NOTE 1)
      -------------------------------------------------------------------

                 TEXTILES, APPAREL & LUXURY GOODS--(CONTINUED)
           3,213 Ellis Perry International, Inc............ $      75,152
          15,664 Fossil, Inc. (b)..........................       355,573
           4,996 Guess?, Inc. (b) (c)......................        82,834
           7,913 Hartmarx Corp. (c)........................        79,684
           7,647 K-Swiss, Inc..............................       247,304
           9,059 Kellwood Co...............................       243,687
           2,769 Kenneth Cole Productions, Inc. (b) (c)....        86,171
           6,074 Movado Group, Inc. (c)....................       114,677
           2,368 OshKosh B'Gosh, Inc.......................        61,544
           4,440 Oxford Industries, Inc. (c)...............       191,142
           8,966 Phillips Van Heusen Corp..................       293,099
           9,455 Russell Corp..............................       193,355
           6,446 Skechers U. S. A., Inc. (b)...............        91,920
           3,352 Steven Madden, Ltd. (b)...................        59,531
          13,783 Stride Rite Corp..........................       190,068
          14,705 The Warnaco Group, Inc. (b)...............       341,891
           3,018 UniFirst Corp.............................       122,350
          19,941 Wolverine World Wide, Inc.................       478,783
                                                            -------------
                                                                4,239,564
                                                            -------------

                 THRIFTS & MORTGAGE FINANCE--2.0%
           5,304 Accredited Home Lenders Holding Co. (c)...       233,376
           6,914 Anchor Bancorp Wisconsin, Inc. (b)........       209,218
           4,713 Bank United Corp. (i).....................             0
          14,201 BankAtlantic Bancorp, Inc. (Class A) (c)..       269,109
           8,289 BankUnited Financial Corp. (b)............       224,135
          19,909 Brookline Bancorp, Inc. (c)...............       323,720
          13,876 Charter Municipal Mortgage Acceptance Co..       304,717
           4,717 Coastal Financial Corp. (c)...............        69,529
          14,476 Commercial Capital Bancorp, Inc...........       241,894
          12,385 Commercial Federal Corp...................       417,127
          10,912 Dime Community Bancorp, Inc. (b)..........       165,862
          19,500 ECC Capital Corp..........................       129,870
           2,819 Federal Agricultural Mortage Corp. (b) (c)        62,159
           6,991 Fidelity Bankshares, Inc. (c).............       185,401
           2,429 First Defiance Financial Corp.............        64,830
          37,343 First Niagara Financial Group, Inc........       544,461
           5,245 First Place Financial Corp................       105,372
           6,033 FirstFed Financial Corp. (b)..............       359,627
          10,415 Flagstar Bancorp, Inc. (c)................       197,156
           5,115 Flushing Financial Corp...................        94,116
           6,748 Franklin Bank Corp. (b) (c)...............       126,592
           3,939 Gladstone Capital Corp. (c)...............        92,173
           6,820 Harbor Florida Bancshares, Inc. (b) (c)...       255,341
           3,556 Horizon Financial Corp....................        78,943
           1,943 ITLA Capital Corp.........................       104,728
           7,535 Kearny Financial Corp. (c)................        88,913
           9,880 KNBT BanCorp. (c).........................       149,089
          10,444 MAF Bancorp, Inc. (c).....................       445,228
           6,125 Northwest Bancorp, Inc....................       130,217
           2,840 OceanFirst Financial Corp.................        63,928
          13,008 Ocwen Financial Corp. (b) (c).............        87,934
          16,463 Partners Trust Financial Group, Inc.......       175,825

                                                               VALUE
         SHARES                                               (NOTE 1)
       ------------------------------------------------------------------

                  THRIFTS & MORTGAGE FINANCE--(CONTINUED)
            6,468 PFF Bancorp, Inc......................... $     195,916
           16,972 PHH Corp (c).............................       436,520
           15,103 Provident Bancorp, Inc...................       182,897
           23,670 Provident Financial Services, Inc........       415,882
            3,887 Sound Federal Bancorp, Inc...............        62,814
            7,637 Sterling Financial Corp. (Washington) (c)       285,624
            7,148 TierOne Corp.............................       193,925
            9,993 United Community Financial Corp..........       109,323
            2,138 WSFS Financial Corp. (c).................       116,970
                                                            -------------
                                                                8,000,461
                                                            -------------

                  TOBACCO--0.2%
           28,481 Alliance One International, Inc. (c).....       171,171
            8,916 Universal Corp...........................       390,342
            8,891 Vector Group, Ltd. (c)...................       165,106
                                                            -------------
                                                                  726,619
                                                            -------------

                  TRADING COMPANIES & DISTRIBUTORS--0.5%
            9,084 Applied Industrial Technologies, Inc. (c)       293,322
           21,393 Hughes Supply, Inc.......................       601,143
            1,405 Lawson Products, Inc.....................        54,542
            2,865 NuCo2, Inc. (b) (c)......................        73,545
           10,963 UAP Holdings Corp. (b) (c)...............       181,986
           21,786 United Rentals, Inc. (b) (c).............       440,295
            7,183 Watsco, Inc..............................       305,996
                                                            -------------
                                                                1,950,829
                                                            -------------

                  WATER UTILITIES--0.2%
            4,894 American State Water Co..................       143,737
            5,594 California Water Service Group (c).......       209,998
            2,619 Connecticut Water Service, Inc...........        65,449
            3,736 Middlesex Water Co. (c)..................        72,553
            2,310 SJW Corp.................................       108,593
            5,513 Southwest Water Co. (c)..................        65,219
                                                            -------------
                                                                  665,549
                                                            -------------

                  WIRELESS TELECOMMUNICATION SERVICES--0.4%
           11,480 Atheros Communications (b)...............        92,529
            7,173 Centennial Communications Corp. (b)......        99,561
           37,234 Dobson Communications Corp. (b) (c)......       158,617
            3,936 JAMDAT Mobile, Inc. (b) (c)..............       108,948
            9,676 Novatel Wireless, Inc. (b) (c)...........       120,660
           14,751 Price Communications Corp. (b) (c).......       255,192
           23,842 SBA Communications Corp. (b) (c).........       321,867
           41,835 US Unwired, Inc. (b) (c).................       243,480
            8,939 USA Mobility, Inc. (b)...................       262,449
           15,443 Wireless Facilities, Inc. (b) (c)........        97,754
                                                            -------------
                                                                1,761,057
                                                            -------------
                  Total Common Stocks
                   (Identified Cost $327,689,648)..........   381,415,584
                                                            -------------

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-238

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

SHORT TERM INVESTMENTS--4.1%

           FACE                                              VALUE
          AMOUNT                                            (NOTE 1)
        ---------------------------------------------------------------

                    DISCOUNT NOTES--4.1%
        $   625,000 Federal Home Loan Bank
                     2.500%, 07/01/05.................... $     625,000
          5,000,000 Federal Home Loan Mortgage
                     3.040%, 07/20/05....................     4,991,978
          2,000,000 Federal National Mortgage Association
                     0.010%, 07/20/05....................     1,996,654
          9,000,000 Federal National Mortgage Association
                     3.080%, 07/27/05....................     8,979,980
                                                          -------------
                                                             16,593,612
                                                          -------------
                    Total Short Term Investments
                     (Identified Cost $16,593,612).......    16,593,612
                                                          -------------
                    Total Investments--99.9%
                     (Identified Cost $344,283,260) (a)..   398,009,196
                    Other assets less liabilities........       228,655
                                                          -------------
                    TOTAL NET ASSETS--100%............... $ 398,237,851
                                                          =============

  FUTURES CONTRACTS
                       EXPIRATION NUMBER OF  CONTRACT   VALUATION AS OF  UNREALIZED
FUTURES CONTRACTS LONG    DATE    CONTRACTS   AMOUNT       06/30/05     APPRECIATION
---------------------- ---------- --------- ----------- --------------- ------------
  Russell 2000 Index..  09/15/05         54 $16,983,720     $17,363,700   $379,980
                                                                          ========

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-239

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
JUNE 30, 2005 (UNAUDITED)

     ASSETS
       Investments at value.....................              $398,009,196
       Cash.....................................                 1,381,654
       Collateral for securities loaned.........               102,860,242
       Receivable for:
        Securities sold.........................                 1,531,122
        Fund shares sold........................                   353,746
        Dividends and interest..................                   476,549
                                                              ------------
         Total Assets...........................               504,612,509
     LIABILITIES
       Payable for:
        Fund shares redeemed.................... $  1,170,240
        Securities purchased....................    2,114,836
        Futures variation margin................       31,050
        Withholding taxes.......................          146
        Return of collateral for securities
         loaned.................................  102,860,242
       Accrued expenses:
        Management fees.........................       78,352
        Service and distribution fees...........       24,983
        Other expenses..........................       94,809
                                                 ------------
         Total Liabilities......................               106,374,658
                                                              ------------
     NET ASSETS.................................              $398,237,851
                                                              ============
       Net assets consist of:
        Capital paid in.........................              $325,997,916
        Undistributed net investment income.....                 1,812,349
        Accumulated net realized gains..........                16,321,670
        Unrealized appreciation (depreciation)
         on investments and futures
         contracts..............................                54,105,916
                                                              ------------
     NET ASSETS.................................              $398,237,851
                                                              ============
     Computation of offering price:
     CLASS A
     Net asset value and redemption price per
      share ($253,308,909 divided by
      19,233,984 shares outstanding)............              $      13.17
                                                              ============
     CLASS B
     Net asset value and redemption price per
      share ($94,451,136 divided by
      7,264,897 shares outstanding).............              $      13.00
                                                              ============
     CLASS E
     Net asset value and redemption price per
      share ($50,477,806 divided by
      3,845,268 shares outstanding).............              $      13.13
                                                              ============
     Identified cost of investments.............              $344,283,260
                                                              ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)

    INVESTMENT INCOME
      Dividends...............................               $  2,318,070(a)
      Interest................................                    354,605(b)
                                                             ------------
                                                                2,672,675
    EXPENSES
      Management fees......................... $    466,372
      Service and distribution fees--Class B..      101,760
      Service and distribution fees--Class E..       36,381
      Directors' fees and expenses............       10,298
      Custodian...............................      118,504
      Audit and tax services..................        9,031
      Legal...................................        6,894
      Printing................................       45,467
      Insurance...............................        3,706
      Miscellaneous...........................        8,749
                                               ------------
      Total expenses before reductions........      807,162
      Management fee waiver...................       (4,461)      802,701
                                               ------------  ------------
    NET INVESTMENT INCOME.....................                  1,869,974
                                                             ------------
    REALIZED AND UNREALIZED GAIN (LOSS)
    Realized gain (loss) on:
      Investments--net........................   16,811,685
      Futures contracts--net..................      (85,095)   16,726,590
                                               ------------
    Unrealized appreciation (depreciation) on:
      Investments--net........................  (22,077,519)
      Futures contracts--net..................     (176,400)  (22,253,919)
                                               ------------  ------------
    Net gain (loss)...........................                 (5,527,329)
                                                             ------------
    NET INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS..........................               $ (3,657,355)
                                                             ============

(a)NET OF FOREIGN TAXES OF $808.
(b)INCLUDES INCOME ON SECURITIES LOANED OF $140,301.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-240

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                                      SIX MONTHS
                                                                        ENDED       YEAR ENDED
                                                                       JUNE 30,    DECEMBER 31,
                                                                         2005          2004
                                                                     ------------  ------------
FROM OPERATIONS
  Net investment income............................................. $  1,869,974  $  3,056,080
  Net realized gain.................................................   16,726,590    17,957,817
  Unrealized appreciation (depreciation)............................  (22,253,919)   34,166,564
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................   (3,657,355)   55,180,461
                                                                     ------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................   (1,954,701)   (1,105,498)
    Class B.........................................................     (488,212)     (167,111)
    Class E.........................................................     (312,859)     (228,581)
                                                                     ------------  ------------
                                                                       (2,755,772)   (1,501,190)
                                                                     ------------  ------------
   Net realized gain
    Class A.........................................................   (9,570,659)            0
    Class B.........................................................   (3,378,427)            0
    Class E.........................................................   (1,910,282)            0
                                                                     ------------  ------------
                                                                      (14,859,368)            0
                                                                     ------------  ------------
  TOTAL DISTRIBUTIONS...............................................  (17,615,140)   (1,501,190)
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.   37,229,923    33,887,460
                                                                     ------------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................   15,957,428    87,566,731

NET ASSETS
  Beginning of the period...........................................  382,280,423   294,713,692
                                                                     ------------  ------------
  End of the period................................................. $398,237,851  $382,280,423
                                                                     ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $  1,812,349  $  2,698,147
                                                                     ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                   SIX MONTHS ENDED             YEAR ENDED
                                                                     JUNE 30, 2005           DECEMBER 31, 2004
                                                               ------------------------  ------------------------
                                                                 SHARES          $         SHARES          $
                                                               ----------  ------------  ----------  ------------
CLASS A
  Sales.......................................................  2,800,332  $ 36,728,533   5,366,732  $ 67,037,890
  Reinvestments...............................................    954,877    11,525,360      87,116     1,105,498
  Redemptions................................................. (2,715,372)  (35,492,924) (5,397,670)  (67,177,189)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................  1,039,837  $ 12,760,969      56,178  $    966,199
                                                               ==========  ============  ==========  ============
CLASS B
  Sales.......................................................  2,189,218  $ 28,317,503   3,236,659  $ 40,091,574
  Reinvestments...............................................    324,382     3,866,639      13,326       167,111
  Redemptions.................................................   (770,585)   (9,978,773) (1,109,001)  (13,697,642)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................  1,743,015  $ 22,205,369   2,140,984  $ 26,561,043
                                                               ==========  ============  ==========  ============
CLASS E
  Sales.......................................................    494,447  $  6,522,787   2,523,456  $ 31,408,820
  Reinvestments...............................................    184,800     2,223,141      18,070       228,581
  Redemptions.................................................   (493,169)   (6,482,343) (2,076,459)  (25,277,183)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................    186,078  $  2,263,585     465,067  $  6,360,218
                                                               ==========  ============  ==========  ============
  Increase (decrease) derived from capital share transactions.  2,968,930  $ 37,229,923   2,662,229  $ 33,887,460
                                                               ==========  ============  ==========  ============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-241

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS (UNAUDITED)


                                                                                    -----------------------
                                                                                     SIX MONTHS
                                                                                       ENDED
                                                                                      JUNE 30,    ---------
                                                                                        2005        2004
                                                                                    ----------    --------
NET ASSET VALUE, BEGINNING OF PERIOD...............................................  $  14.01     $  11.95
                                                                                     --------     --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income............................................................      0.07         0.12
  Net realized and unrealized gain (loss) on investments...........................     (0.28)        2.00
                                                                                     --------     --------
  Total from investment operations.................................................     (0.21)        2.12
                                                                                     --------     --------
LESS DISTRIBUTIONS
  Distributions from net investment income.........................................     (0.11)       (0.06)
  Distributions from net realized capital gains....................................     (0.52)        0.00
                                                                                     --------     --------
  Total distributions..............................................................     (0.63)       (0.06)
                                                                                     --------     --------
NET ASSET VALUE, END OF PERIOD.....................................................  $  13.17     $  14.01
                                                                                     ========     ========
TOTAL RETURN (%)...................................................................      (1.1)(b)     17.8
Ratio of operating expenses to average net assets (%)..............................      0.36 (c)     0.37
Ratio of net investment income to average net assets (%)...........................      1.07 (c)     0.97
Portfolio turnover rate (%)........................................................        57 (c)       39
Net assets, end of period (000)....................................................  $253,309     $254,898
The ratios of operating expenses to average net assets without giving effect to the
 contractual expense agreement would have been (%).................................        --           --

                                                                                         CLASS A
                                                                                    ---------------------------------------

                                                                                        YEAR ENDED DECEMBER 31,
                                                                                    ---------------------------------------
                                                                                      2003      2002      2001      2000
                                                                                    --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD............................................... $   8.25  $  10.43  $  10.37  $  12.52
                                                                                    --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income............................................................     0.08      0.08      0.10      0.11
  Net realized and unrealized gain (loss) on investments...........................     3.69     (2.20)    (0.01)    (0.55)
                                                                                    --------  --------  --------  --------
  Total from investment operations.................................................     3.77     (2.12)     0.09     (0.44)
                                                                                    --------  --------  --------  --------
LESS DISTRIBUTIONS
  Distributions from net investment income.........................................    (0.07)    (0.05)    (0.03)    (0.11)
  Distributions from net realized capital gains....................................     0.00     (0.01)     0.00     (1.60)
                                                                                    --------  --------  --------  --------
  Total distributions..............................................................    (0.07)    (0.06)    (0.03)    (1.71)
                                                                                    --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD..................................................... $  11.95  $   8.25  $  10.43  $  10.37
                                                                                    ========  ========  ========  ========
TOTAL RETURN (%)...................................................................     46.1     (20.5)      0.9      (3.8)
Ratio of operating expenses to average net assets (%)..............................     0.47      0.49      0.55      0.55
Ratio of net investment income to average net assets (%)...........................     0.89      0.99      1.03      0.89
Portfolio turnover rate (%)........................................................       42        53        47        78
Net assets, end of period (000).................................................... $216,744  $131,184  $141,958  $125,738
The ratios of operating expenses to average net assets without giving effect to the
 contractual expense agreement would have been (%).................................       --        --      0.56      0.55

                                                                                               CLASS B
                                                                      -------------------------------------------------------
                                                                      SIX MONTHS                              JANUARY 2, 2001(A)
                                                                        ENDED       YEAR ENDED DECEMBER 31,        THROUGH
                                                                       JUNE 30,    -------------------------     DECEMBER 31,
                                                                         2005        2004     2003     2002          2001
                                                                      ----------   -------  -------  -------  ------------------
NET ASSET VALUE, BEGINNING OF PERIOD.................................  $ 13.82     $ 11.80  $  8.16  $ 10.33        $ 9.84
                                                                       -------     -------  -------  -------        ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income..............................................     0.05        0.08     0.05     0.05          0.06
  Net realized and unrealized gain (loss) on investments.............    (0.27)       1.98     3.65    (2.17)         0.46
                                                                       -------     -------  -------  -------        ------
  Total from investment operations...................................    (0.22)       2.06     3.70    (2.12)         0.52
                                                                       -------     -------  -------  -------        ------
LESS DISTRIBUTIONS
  Distributions from net investment income...........................    (0.08)      (0.04)   (0.06)   (0.04)        (0.03)
  Distributions from net realized capital gains......................    (0.52)       0.00     0.00    (0.01)         0.00
                                                                       -------     -------  -------  -------        ------
  Total distributions................................................    (0.60)      (0.04)   (0.06)   (0.05)        (0.03)
                                                                       -------     -------  -------  -------        ------
NET ASSET VALUE, END OF PERIOD.......................................  $ 13.00     $ 13.82  $ 11.80  $  8.16        $10.33
                                                                       =======     =======  =======  =======        ======
TOTAL RETURN (%).....................................................     (1.3)(b)    17.4     45.7    (20.6)          5.3(b)
Ratio of operating expenses to average net assets (%)................     0.61 (c)    0.62     0.72     0.74          0.80(c)
Ratio of net investment income to average net assets (%).............     0.84 (c)    0.77     0.64     0.79          0.83(c)
Portfolio turnover rate (%)..........................................       57 (c)      39       42       53            47
Net assets, end of period (000)......................................  $94,451     $76,322  $39,911  $13,267        $7,292
The ratios of operating expenses to average net assets without giving
 effect to the contractual expense agreement would have been (%).....       --          --       --       --          0.81(c)

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIODS LESS THAN ONE YEAR ARE NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-242

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS--(UNAUDITED)(CONTINUED)

                                                                                                           CLASS E
                                                                                    --------------------------------------
                                                                                    SIX MONTHS
                                                                                      ENDED       YEAR ENDED DECEMBER 31,
                                                                                     JUNE 30,    ------------------------
                                                                                       2005        2004     2003    2002
                                                                                    ----------   -------  -------  ------
NET ASSET VALUE, BEGINNING OF PERIOD...............................................  $ 13.95     $ 11.92  $  8.23  $10.42
                                                                                     -------     -------  -------  ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income............................................................     0.06        0.09     0.07    0.07
  Net realized and unrealized gain (loss) on investments...........................    (0.27)       1.99     3.69   (2.20)
                                                                                     -------     -------  -------  ------
  Total from investment operations.................................................    (0.21)       2.08     3.76   (2.13)
                                                                                     -------     -------  -------  ------
LESS DISTRIBUTIONS
  Distributions from net investment income.........................................    (0.09)      (0.05)   (0.07)  (0.05)
  Distributions from net realized capital gains....................................    (0.52)       0.00     0.00   (0.01)
                                                                                     -------     -------  -------  ------
  Total distributions..............................................................    (0.61)      (0.05)   (0.07)  (0.06)
                                                                                     -------     -------  -------  ------
NET ASSET VALUE, END OF PERIOD.....................................................  $ 13.13     $ 13.95  $ 11.92  $ 8.23
                                                                                     =======     =======  =======  ======
TOTAL RETURN (%)...................................................................     (1.2)(b)    17.5     46.0   (20.6)
Ratio of operating expenses to average net assets (%)..............................     0.51 (c)    0.52     0.62    0.64
Ratio of net investment income to average net assets (%)...........................     0.92 (c)    0.82     0.74    1.08
Portfolio turnover rate (%)........................................................       57 (c)      39       42      53
Net assets, end of period (000)....................................................  $50,478     $51,061  $38,059  $6,259
The ratios of operating expenses to average net assets without giving effect to the
 contractual expense agreement would have been (%).................................       --          --       --      --

                                                                                    -----------
                                                                                    MAY 1, 2001(A)
                                                                                       THROUGH
                                                                                     DECEMBER 31,
                                                                                         2001
                                                                                    --------------
NET ASSET VALUE, BEGINNING OF PERIOD...............................................     $10.46
                                                                                        ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income............................................................       0.01
  Net realized and unrealized gain (loss) on investments...........................      (0.05)
                                                                                        ------
  Total from investment operations.................................................      (0.04)
                                                                                        ------
LESS DISTRIBUTIONS
  Distributions from net investment income.........................................       0.00
  Distributions from net realized capital gains....................................       0.00
                                                                                        ------
  Total distributions..............................................................       0.00
                                                                                        ------
NET ASSET VALUE, END OF PERIOD.....................................................     $10.42
                                                                                        ======
TOTAL RETURN (%)...................................................................       (0.4)(b)
Ratio of operating expenses to average net assets (%)..............................       0.70 (c)
Ratio of net investment income to average net assets (%)...........................       1.58 (c)
Portfolio turnover rate (%)........................................................         47
Net assets, end of period (000)....................................................     $    8
The ratios of operating expenses to average net assets without giving effect to the
 contractual expense agreement would have been (%).................................       0.71 (c)

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIODS LESS THAN ONE YEAR ARE NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-243

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS--98.9% OF TOTAL NET ASSETS

                                                                  VALUE
    SHARES                                                       (NOTE 1)
    ------------------------------------------------------------------------

            AEROSPACE & DEFENSE--2.3%
     21,400 Armor Holdings, Inc. (b) (c)...................... $     847,654
     83,475 Engineered Support Systems, Inc. (c)..............     2,990,909
     17,800 Herley Industries, Inc. (b).......................       324,672
     46,800 Mercury Computer Systems, Inc. (b)................     1,280,916
     63,600 MTC Technologies, Inc. (b) (c)....................     2,342,388
                                                               -------------
                                                                   7,786,539
                                                               -------------

            AIR FREIGHT & LOGISTICS--1.1%
     32,100 Forward Air Corp..................................       907,467
     42,600 UTI Worldwide, Inc. (c)...........................     2,965,812
                                                               -------------
                                                                   3,873,279
                                                               -------------

            AIRLINES--1.3%
     42,300 AirTran Holdings, Inc. (b) (c)....................       390,429
    108,600 Frontier Airlines, Inc. (b) (c)...................     1,121,838
     12,700 JetBlue Airways Corp. (b) (c).....................       259,588
    142,700 SkyWest, Inc......................................     2,594,286
                                                               -------------
                                                                   4,366,141
                                                               -------------

            AUTO COMPONENTS--0.6%
    102,800 Gentex Corp. (c)..................................     1,870,960
                                                               -------------

            AUTOMOBILES--0.2%
     20,700 Thor Industries, Inc..............................       650,601
                                                               -------------

            BEVERAGES--0.1%
     20,400 Boston Beer, Inc. (b) (c).........................       457,776
                                                               -------------

            BIOTECHNOLOGY--4.5%
     47,100 Abgenix, Inc. (b) (c).............................       404,118
     16,400 Celgene Corp. (b) (c).............................       668,628
     18,073 Cephalon, Inc. (b) (c)............................       719,486
     34,100 Charles River Laboratories International, Inc. (b)     1,645,325
     74,800 Digene Corp. (b) (c)..............................     2,070,464
     16,800 ICOS Corp. (b) (c)................................       355,656
     41,700 Incyte Corp. (b) (c)..............................       298,155
     27,100 Invitrogen Corp. (b)..............................     2,257,159
     37,200 Martek Biosciences Corp. (b) (c)..................     1,411,740
     30,900 Neurocrine Biosciences, Inc. (b) (c)..............     1,299,654
    118,200 Protein Design Laboratories, Inc. (b) (c).........     2,388,822
     34,200 Techne Corp. (b)..................................     1,570,122
     13,670 Vertex Pharmaceuticals, Inc. (b) (c)..............       230,203
                                                               -------------
                                                                  15,319,532
                                                               -------------

            BUILDING PRODUCTS--0.3%
      8,800 Interline Brands, Inc. (b)........................       174,240
     24,600 Simpson Manufacturing, Inc........................       751,530
                                                               -------------
                                                                     925,770
                                                               -------------

            CAPITAL MARKETS--2.0%
     27,349 Affiliated Managers Group, Inc. (b) (c)...........     1,868,757
     41,400 Eaton Vance Corp..................................       989,874
      5,200 Greenhill & Co., Inc. (c).........................       210,652
     41,400 Investors Financial Services Corp. (c)............     1,565,748

                                                              VALUE
       SHARES                                                (NOTE 1)
       -----------------------------------------------------------------

               CAPITAL MARKETS--(CONTINUED)
        11,349 Legg Mason, Inc............................ $   1,181,545
        42,700 Raymond James Financial, Inc...............     1,206,275
                                                           -------------
                                                               7,022,851
                                                           -------------

               CHEMICALS--0.5%
        58,300 Symyx Technologies, Inc. (b)...............     1,631,234
                                                           -------------

               COMMERCIAL BANKS--1.7%
        41,600 Amegy Bancorporation, Inc..................       931,008
        51,000 Boston Private Financial Holdings, Inc. (c)     1,285,200
        33,100 East West Bancorp, Inc.....................     1,111,829
        22,400 SVB Financial Group (b) (c)................     1,072,960
        90,800 UCBH Holdings, Inc. (c)....................     1,474,592
                                                           -------------
                                                               5,875,589
                                                           -------------

               COMMERCIAL SERVICES & SUPPLIES--3.9%
        48,133 ChoicePoint, Inc. (b)......................     1,927,727
        55,575 Iron Mountain, Inc. (b)....................     1,723,936
        23,100 Jackson Hewitt Tax Service, Inc. (c).......       546,084
        17,100 Mine Safety Appliances Co..................       790,020
        29,100 Navigant Consulting, Inc. (b)..............       513,906
        36,400 Stericycle, Inc. (b).......................     1,831,648
        57,800 The Corporate Executive Board Co...........     4,527,474
        43,800 Waste Connections, Inc. (b)................     1,633,302
                                                           -------------
                                                              13,494,097
                                                           -------------

               COMMUNICATIONS EQUIPMENT--2.1%
        67,100 ADTRAN, Inc................................     1,663,409
        39,600 Anaren, Inc. (b) (c).......................       520,740
         8,625 Avocent Corp. (b)..........................       225,457
        86,400 Inter-Tel, Inc. (c)........................     1,607,904
        62,000 Plantronics, Inc...........................     2,254,320
        39,993 Polycom, Inc. (b)..........................       596,296
        41,200 Powerwave Technologies, Inc. (b) (c).......       421,064
                                                           -------------
                                                               7,289,190
                                                           -------------

               COMPUTERS & PERIPHERALS--1.6%
        57,800 Avid Technology, Inc. (b)..................     3,079,584
       175,200 Maxtor Corp. (b)...........................       911,040
        40,900 Pinnacle Systems, Inc. (b) (c).............       224,950
        43,600 SanDisk Corp. (b)..........................     1,034,628
        19,900 SBS Technologies, Inc. (b).................       184,672
                                                           -------------
                                                               5,434,874
                                                           -------------

               CONSTRUCTION & ENGINEERING--0.1%
        29,000 Insituform Technologies, Inc. (b) (c)......       464,870
                                                           -------------

               CONSUMER FINANCE--0.2%
        30,500 MoneyGram International, Inc...............       583,160
                                                           -------------

               DIVERSIFIED CONSUMER SERVICES--2.7%
        12,342 Apollo Group, Inc. (Class A) (b)...........       965,391
        66,500 Bright Horizons Family Solutions, Inc. (b).     2,707,880
        34,300 Corinthian Colleges, Inc. (b) (c)..........       438,011

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-244

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                              VALUE
        SHARES                                               (NOTE 1)
        ----------------------------------------------------------------

                DIVERSIFIED CONSUMER SERVICES--(CONTINUED)
         25,700 DeVry, Inc. (b)........................... $     511,430
         79,500 Education Management Corp. (b)............     2,681,535
         36,700 ITT Educational Services, Inc. (b)........     1,960,514
                                                           -------------
                                                               9,264,761
                                                           -------------

                DIVERSIFIED FINANCIAL SERVICES--0.2%
          6,700 CapitalSource, Inc. (b) (c)...............       131,521
         13,700 The First Marblehead Corp. (b) (c)........       480,322
                                                           -------------
                                                                 611,843
                                                           -------------

                DIVERSIFIED TELECOMMUNICATION SERVICES--0.1%
         41,900 UbiquiTel, Inc. (b) (c)...................       341,904
                                                           -------------

                ELECTRICAL EQUIPMENT--0.2%
         34,500 II-VI, Inc. (b) (c).......................       634,455
                                                           -------------

                ELECTRONIC EQUIPMENT & INSTRUMENTS--3.6%
        201,500 Aeroflex, Inc. (b)........................     1,692,600
         34,200 Cognex Corp. (c)..........................       895,698
         27,000 Coherent, Inc. (b)........................       972,270
        171,237 CyberOptics Corp. (b) (c).................     2,226,081
         27,400 Daktronics, Inc. (c)......................       548,274
         10,300 Dionex Corp. (b)..........................       449,183
         74,500 FLIR Systems, Inc. (b)....................     2,223,080
          6,011 National Instruments Corp. (c)............       127,433
         37,700 Orbotech, Ltd. (b)........................       810,173
         27,100 ScanSource, Inc. (b) (c)..................     1,163,674
        158,800 TTM Technologies, Inc. (b) (c)............     1,208,468
                                                           -------------
                                                              12,316,934
                                                           -------------

                ENERGY EQUIPMENT & SERVICES--3.4%
          6,500 Atwood Oceanics, Inc. (b).................       400,140
         51,100 Cal Dive International, Inc. (b)..........     2,676,107
         20,900 FMC Technologies, Inc. (b)................       668,173
         47,500 Global Industries, Inc. (b)...............       403,750
         88,900 Grey Wolf, Inc. (b) (c)...................       658,749
         12,000 Helmerich & Payne, Inc....................       563,040
          3,800 Lone Star Technologies, Inc. (b)..........       172,900
         33,600 Maverick Tube Corp. (b) (c)...............     1,001,280
         17,280 National-Oilwell Varco, Inc. (b)..........       821,491
         44,500 Oil States International, Inc. (b)........     1,120,065
         53,600 Patterson-UTI Energy, Inc.................     1,491,688
         38,500 Unit Corp. (b)............................     1,694,385
                                                           -------------
                                                              11,671,768
                                                           -------------

                FOOD & STAPLES RETAILING--1.6%
         21,000 Performance Food Group Co. (b)............       634,410
        332,900 SunOpta, Inc. (b) (c).....................     1,890,872
         73,000 United Natural Foods, Inc. (b)............     2,217,010
          6,300 Whole Foods Market, Inc...................       745,290
                                                           -------------
                                                               5,487,582
                                                           -------------

                FOOD PRODUCTS--0.2%
         16,100 Peet's Coffee & Tea, Inc. (b) (c).........       531,944
                                                           -------------

                                                                 VALUE
     SHARES                                                     (NOTE 1)
     ----------------------------------------------------------------------

             HEALTH CARE EQUIPMENT & SUPPLIES--7.3%
      29,500 Advanced Neuromodulation Systems, Inc. (b) (c).. $   1,170,560
      50,000 Aspect Medical Systems, Inc. (b) (c)............     1,487,000
     103,900 Computer Programs & Systems, Inc................     3,872,353
      56,500 Cytyc Corp. (b).................................     1,246,390
      29,350 Dentsply International, Inc.....................     1,584,900
      43,600 ICU Medical, Inc. (b) (c).......................     1,402,612
      10,400 IDEXX Laboratories, Inc. (b)....................       648,232
      31,100 INAMED Corp. (b)................................     2,082,767
      25,900 Integra LifeSciences Holdings (b) (c)...........       756,280
      19,200 Kyphon, Inc. (b) (c)............................       667,968
      31,700 Mentor Corp. (c)................................     1,314,916
      31,100 Merit Medical Systems, Inc. (b).................       479,251
      85,000 Respironics, Inc. (b)...........................     3,069,350
      98,500 STERIS Corp.....................................     2,538,345
     102,400 Thoratec Corp. (b) (c)..........................     1,570,816
      16,600 Varian, Inc. (b)................................       627,314
      18,100 Wright Medical Group, Inc. (b)..................       483,270
                                                              -------------
                                                                 25,002,324
                                                              -------------

             HEALTH CARE PROVIDERS & SERVICES--9.0%
      29,400 Amedisys, Inc. (b) (c)..........................     1,081,332
      10,500 AmSurg Corp. (b) (c)............................       290,745
      24,900 Community Health Systems, Inc. (b)..............       940,971
      42,450 Coventry Health Care, Inc. (b)..................     3,003,338
      41,500 D&K Healthcare Resources, Inc...................       350,675
      58,400 DaVita, Inc. (b)................................     2,656,032
      52,000 Gentiva Health Services, Inc. (b)...............       928,720
      12,400 Henry Schein, Inc. (b)..........................       514,848
      12,500 LCA-Vision, Inc.................................       605,750
      25,200 LifePoint Hospitals, Inc. (b)...................     1,273,104
      23,800 Manor Care, Inc.................................       945,574
      24,149 Matria Healthcare, Inc. (b).....................       778,322
      59,200 Omnicare, Inc...................................     2,511,856
      27,900 Patterson Cos., Inc. (b) (c)....................     1,257,732
      31,000 Pharmaceutical Product Development, Inc. (b)....     1,452,660
      20,700 Priority Healthcare Corp. (Class B) (b) (c).....       524,952
      24,900 Renal Care Group, Inc. (b)......................     1,147,890
      63,700 Symbion, Inc. (b)...............................     1,519,245
      81,700 The Advisory Board Co. (b)......................     3,982,058
      18,100 Triad Hospitals, Inc. (b).......................       988,984
      38,000 United Surgical Partners International, Inc. (b)     1,979,040
      33,700 WellChoice, Inc. (b)............................     2,341,139
                                                              -------------
                                                                 31,074,967
                                                              -------------

             HOTELS, RESTAURANTS & LEISURE--4.5%
      40,700 Alliance Gaming Corp. (b) (c)...................       570,614
      26,800 BJ's Restaurants, Inc. (b) (c)..................       545,112
      44,150 CEC Entertainment, Inc. (b).....................     1,858,273
      44,400 Great Wolf Resorts, Inc. (b) (c)................       907,536
       6,200 International Speedway Corp. (Class A)..........       348,812
      39,400 P.F. Chang's China Bistro, Inc. (b) (c).........     2,323,812
      62,975 Rare Hospitality International, Inc. (b)........     1,918,848
      21,550 Shuffle Master, Inc. (b) (c)....................       604,047
      47,575 Sonic Corp. (b).................................     1,452,465
      50,800 Station Casinos, Inc............................     3,373,120

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-245

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                                  VALUE
    SHARES                                                       (NOTE 1)
    ------------------------------------------------------------------------

            HOTELS, RESTAURANTS & LEISURE--(CONTINUED)
     37,349 The Cheesecake Factory, Inc. (b) (c).............. $   1,297,131
     10,400 WMS Industries, Inc. (b)..........................       351,000
                                                               -------------
                                                                  15,550,770
                                                               -------------

            HOUSEHOLD DURABLES--1.5%
      7,400 Harman International Industries, Inc..............       602,064
     23,083 M.D.C. Holdings, Inc..............................     1,898,577
     27,500 Toll Brothers, Inc. (b) (c).......................     2,792,625
                                                               -------------
                                                                   5,293,266
                                                               -------------

            IT SERVICES--3.3%
     29,300 CACI International, Inc. (Class A) (b)............     1,850,588
     34,400 Cognizant Technology Solutions Corp. (Class A) (b)     1,621,272
     11,000 Forrester Research, Inc. (b) (c)..................       196,130
     24,460 Global Payments, Inc. (c).........................     1,658,388
    228,100 Inforte Corp......................................       757,292
    111,300 Resources Connection, Inc. (b) (c)................     2,585,499
     78,700 SRA International, Inc. (b) (c)...................     2,732,464
                                                               -------------
                                                                  11,401,633
                                                               -------------

            INSURANCE--1.6%
     19,100 Brown & Brown, Inc................................       858,354
     44,900 Max Re Capital, Ltd...............................     1,028,210
     24,900 RenaissanceRe Holdings, Ltd.......................     1,226,076
     16,800 StanCorp Financial Group, Inc.....................     1,286,544
     22,800 Triad Guaranty, Inc. (b)..........................     1,148,892
                                                               -------------
                                                                   5,548,076
                                                               -------------

            INTERNET & CATALOG RETAIL--1.1%
     60,200 Coldwater Creek, Inc. (b).........................     1,499,582
    128,400 drugstore.com, Inc. (b) (c).......................       535,428
     79,136 Insight Enterprises, Inc. (b).....................     1,596,965
                                                               -------------
                                                                   3,631,975
                                                               -------------

            INTERNET SOFTWARE & SERVICES--3.2%
    145,800 Agile Software Corp. (b) (c)......................       918,540
     82,500 CNET Networks, Inc. (b) (c).......................       968,550
     79,700 Digital Insight Corp. (b).........................     1,906,424
     20,100 EarthLink, Inc. (b)...............................       174,066
     31,000 F5 Networks, Inc. (b).............................     1,464,285
     12,800 InfoSpace, Inc. (b) (c)...........................       421,504
     99,300 Jupitermedia Corp. (b) (c)........................     1,701,009
    181,800 MatrixOne, Inc. (b) (c)...........................       909,000
     85,300 RightNow Technologies, Inc. (b) (c)...............     1,025,306
     82,600 SupportSoft, Inc. (b) (c).........................       428,694
     23,500 Websense, Inc. (b)................................     1,129,175
                                                               -------------
                                                                  11,046,553
                                                               -------------

            LEISURE EQUIPMENT & PRODUCTS--0.9%
     55,349 Marvel Enterprises, Inc. (b) (c)..................     1,091,483
      5,500 RC2 Corp. (b) (c).................................       206,635
     54,225 SCP Pool Corp.....................................     1,902,755
                                                               -------------
                                                                   3,200,873
                                                               -------------

                                                              VALUE
       SHARES                                                (NOTE 1)
       -----------------------------------------------------------------

              MACHINERY--1.1%
       23,000 Actuant Corp. (b) (c)....................... $   1,102,620
       34,300 Oshkosh Truck Corp..........................     2,685,004
                                                           -------------
                                                               3,787,624
                                                           -------------

              MEDIA--2.7%
       41,800 Cox Radio, Inc. (Class A) (b)...............       658,350
       59,800 Digital Theater Systems, Inc. (b) (c).......     1,066,234
       25,000 Dolby Laboratories, Inc. (Class A) (b)......       551,500
       43,100 Emmis Communications Corp. (Class A) (b)....       761,577
       22,900 Entercom Communications Corp. (b)...........       762,341
       24,500 Getty Images, Inc. (b)......................     1,819,370
       17,600 Insight Communications, Inc. (b) (c)........       194,480
       85,000 Radio One, Inc. (Class D) (b)...............     1,085,450
       81,900 Regent Communications, Inc. (b).............       480,753
       22,300 Scholastic Corp. (b)........................       859,665
       64,100 Spanish Broadcasting Systems, Inc. (b) (c)..       640,359
       12,500 Valassis Communications, Inc. (b)...........       463,125
                                                           -------------
                                                               9,343,204
                                                           -------------

              METALS & MINING--0.3%
       16,500 Reliance Steel & Aluminum Co................       611,655
       19,000 Steel Dynamics, Inc. (c)....................       498,750
                                                           -------------
                                                               1,110,405
                                                           -------------

              MULTILINE RETAIL--0.4%
       10,400 Family Dollar Stores, Inc...................       271,440
       74,950 Fred's, Inc. (c)............................     1,242,671
                                                           -------------
                                                               1,514,111
                                                           -------------

              OFFICE ELECTRONICS--0.7%
       57,242 Zebra Technologies Corp. (Class A) (b)......     2,506,627
                                                           -------------

              OIL, GAS & CONSUMABLE FUELS--2.4%
       34,600 Bill Barrett Corp. (b) (c)..................     1,023,468
       45,000 Cabot Oil & Gas Corp........................     1,561,500
       94,000 Comstock Resources, Inc. (b)................     2,377,260
       21,400 Forest Oil Corp. (b)........................       898,800
       34,200 Spinnaker Exploration Co. (b) (c)...........     1,213,758
       22,700 Stone Energy Corp. (b)......................     1,110,030
                                                           -------------
                                                               8,184,816
                                                           -------------

              PHARMACEUTICALS--1.9%
       36,100 Alkermes, Inc. (b) (c)......................       477,242
       29,500 Amylin Pharmaceuticals, Inc. (b) (c)........       617,435
       42,800 Andrx Corp. (b).............................       869,268
       19,700 Bradley Pharmaceuticals, Inc. (b) (c).......       211,775
       60,500 Medicis Pharmaceutical Corp. (Class A)......     1,919,665
       71,600 Noven Pharmaceuticals, Inc. (b) (c).........     1,251,568
       10,400 Par Pharmaceutical Resources., Inc. (b) (c).       330,824
       23,600 Taro Pharmaceutical Industries, Ltd. (b) (c)       686,052
                                                           -------------
                                                               6,363,829
                                                           -------------

              ROAD & RAIL--1.1%
       29,500 Dollar Thrifty Automotive Group, Inc. (b)...     1,120,410
       48,700 Old Dominion Freight Line, Inc. (b).........     1,306,621

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-246

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                             VALUE
        SHARES                                              (NOTE 1)
        ---------------------------------------------------------------

                ROAD & RAIL--(CONTINUED)
         32,900 U.S. Xpress Enterprises, Inc. (b) (c).... $     391,839
         46,100 Werner Enterprises, Inc..................       905,404
                                                          -------------
                                                              3,724,274
                                                          -------------

                SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT--5.7%
        172,400 Advanced Energy Industries, Inc. (b).....     1,355,064
         40,700 AMIS Holdings, Inc. (b)..................       542,938
         32,000 ATMI, Inc. (b) (c).......................       928,320
         75,100 Axcelis Technologies, Inc. (b)...........       515,186
         32,300 Brooks Automation, Inc. (b)..............       479,655
         32,500 Cohu, Inc................................       651,625
         67,500 Cymer, Inc. (b) (c)......................     1,778,625
         64,300 Entegris, Inc. (b).......................       636,570
         45,700 Exar Corp. (b)...........................       680,473
         45,500 Integrated Circuit Systems, Inc. (b).....       939,120
         94,300 Integrated Silicon Solution, Inc. (b) (c)       698,763
         76,864 Intersil Corp. (Class A).................     1,442,737
         60,600 Lattice Semiconductor Corp. (b)..........       269,064
         30,400 Micrel, Inc. (b) (c).....................       350,208
          7,350 Microchip Technology, Inc................       217,707
         88,000 OmniVision Technologies, Inc. (b) (c)....     1,195,920
         52,400 Pericom Semiconductor Corp. (b) (c)......       426,536
         18,700 Rudolph Technologies, Inc. (b)...........       267,971
         53,600 Semtech Corp. (b)........................       892,440
         90,200 Silicon Storage Technology, Inc. (b).....       363,506
         41,200 Skyworks Solutions, Inc. (b) (c).........       303,644
          9,700 Tessera Technologies, Inc. (b) (c).......       324,077
         32,600 Trident Microsystems, Inc. (b) (c).......       739,694
         62,920 TriQuint Semiconductor, Inc. (b) (c).....       209,524
         41,800 Varian Semiconductor Equipment, Inc. (b).     1,546,600
         68,700 Virage Logic Corp. (b) (c)...............       707,610
         94,691 Zoran Corp. (b)..........................     1,258,443
                                                          -------------
                                                             19,722,020
                                                          -------------

                SOFTWARE--5.4%
        115,633 Activision, Inc. (b).....................     1,910,257
        111,900 Actuate Corp. (b) (c)....................       209,253
         46,300 Altiris, Inc. (b) (c)....................       679,684
         94,400 Borland Software Corp. (b)...............       647,584
         32,100 FactSet Research Systems, Inc. (c).......     1,150,464
         60,919 Fair Isaac Corp..........................     2,223,544
         27,400 FileNET Corp. (b)........................       688,836
         52,075 Hyperion Solutions Corp. (b).............     2,095,498
         90,800 Informatica Corp. (b)....................       761,812
         41,700 Jack Henry & Associates, Inc.............       763,527
         33,600 Macromedia, Inc. (b).....................     1,284,192
         54,100 Macrovision Corp. (b)....................     1,219,414
          4,100 Mercury Interactive Corp. (b)............       157,276
         31,700 NetIQ Corp. (b)..........................       359,795
         15,000 Open Solutions, Inc. (b) (c).............       304,650
         79,100 Packeteer, Inc. (b) (c)..................     1,115,310
         27,200 Quest Software, Inc. (b).................       370,736
         43,250 Radiant Systems, Inc. (b)................       493,050
         51,900 Red Hat, Inc. (b) (c)....................       679,890
         37,200 RSA Security, Inc. (b)...................       427,056
         44,400 Serena Software, Inc. (b) (c)............       856,920
         32,800 SkillSoft, Plc. (ADR) (b)................       113,160
                                                          -------------
                                                             18,511,908
                                                          -------------

                                                              VALUE
         SHARES                                              (NOTE 1)
        ----------------------------------------------------------------

                  SPECIALTY RETAIL--7.0%
           74,900 A.C. Moore Arts & Crafts, Inc. (b) (c). $   2,367,589
           68,250 Christopher & Banks Corp. (c)..........     1,246,245
           40,300 Gamestop Corp. (Class A) (b) (c).......     1,318,213
           17,300 Group 1 Automotive, Inc. (b)...........       415,892
           20,700 Hibbett Sporting Goods, Inc. (b).......       783,288
           62,900 Hot Topic, Inc. (b) (c)................     1,202,648
           31,800 MarineMax, Inc. (b)....................       993,750
           45,100 Michaels Stores, Inc...................     1,865,787
           94,200 O'Reilly Automotive, Inc. (b)..........     2,808,102
           79,055 Pacific Sunwear of California, Inc. (b)     1,817,474
           41,200 PETsMART, Inc..........................     1,250,420
           17,600 Rent-A-Center, Inc. (b)................       409,904
           37,000 Ross Stores, Inc.......................     1,069,670
           12,400 Sonic Automotive, Inc..................       263,624
           41,500 The Gymboree Corp. (b).................       566,890
           17,200 The Talbots, Inc.......................       558,484
           25,200 Tractor Supply Co. (b) (c).............     1,237,320
           37,900 Urban Outfitters, Inc. (b).............     2,148,551
           20,900 West Marine, Inc. (b) (c)..............       377,454
           29,100 Williams-Sonoma, Inc. (b)..............     1,151,487
            6,900 Zumiez, Inc. (b) (c)...................       201,135
                                                          -------------
                                                             24,053,927
                                                          -------------

                  TEXTILES, APPAREL & LUXURY GOODS--1.0%
           84,549 Fossil, Inc. (b).......................     1,919,262
           43,200 Quiksilver, Inc. (b)...................       690,336
           24,600 The Timberland Co. (Class A) (b).......       952,512
                                                          -------------
                                                              3,562,110
                                                          -------------

                  THRIFTS & MORTGAGE FINANCE--0.2%
           12,800 IndyMac Bancorp, Inc...................       521,344
                                                          -------------

                  TRADING COMPANIES & DISTRIBUTORS--0.3%
           40,500 Hughes Supply, Inc.....................     1,138,050
                                                          -------------

                  WIRELESS TELECOMMUNICATION SERVICES--1.8%
           12,200 Alamosa Holdings, Inc. (b) (c).........       169,580
          163,100 Nextel Partners, Inc. (Class A) (b) (c)     4,105,227
           16,500 NII Holdings, Inc. (Class B) (b) (c)...     1,055,010
           10,500 Novatel Wireless, Inc. (b) (c).........       130,935
          135,900 Wireless Facilities, Inc. (b) (c)......       860,247
                                                          -------------
                                                              6,320,999
                                                          -------------
                  Total Common Stocks
                   (Identified Cost $261,252,944)........   340,023,339
                                                          -------------

        SHORT TERM INVESTMENTS--1.1%
        ----------------------------------------------------------------

                  MUTUAL FUNDS--1.1%
        3,897,614 T. Rowe Price Reserve Investment Fund..     3,897,614
                                                          -------------
                  Total Short Term Investments
                   (Identified Cost $3,897,614)..........     3,897,614
                                                          -------------
                  Total Investments--100.0%
                   (Identified Cost $265,150,558) (a)....   343,920,953
                  Other assets less liabilities..........       (53,757)
                                                          -------------
                  TOTAL NET ASSETS--100%................. $ 343,867,196
                                                          =============

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-247

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO

STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
JUNE 30, 2005 (UNAUDITED)

     ASSETS
       Investments at value.....................             $343,920,953
       Collateral on securities loaned..........               87,761,441
       Receivable for:
        Securities sold.........................                  306,010
        Fund shares sold........................                   83,996
        Dividends and interest..................                   51,791
                                                             ------------
         Total Assets...........................              432,124,191
     LIABILITIES
       Payable for:
        Fund shares redeemed.................... $   267,280
        Return of collateral for securities
         loaned.................................  87,761,441
       Accrued expenses:
        Management fees.........................     142,156
        Service and distribution fees...........       6,380
        Other expenses..........................      79,738
                                                 -----------
         Total Liabilities......................               88,256,995
                                                             ------------
     NET ASSETS.................................             $343,867,196
                                                             ============
       Net assets consist of:
        Capital paid in.........................             $315,768,041
        Net investment loss.....................                 (129,522)
        Accumulated net realized losses.........              (50,541,718)
        Unrealized appreciation (depreciation)
         on investments.........................               78,770,395
                                                             ------------
     NET ASSETS.................................             $343,867,196
                                                             ============
     Computation of offering price:
     CLASS A
     Net asset value and redemption price per
      share ($304,402,100 divided by
      21,897,363 shares outstanding)............             $      13.90
                                                             ============
     CLASS B
     Net asset value and redemption price per
      share ($21,291,069 divided by
      1,555,739 shares outstanding).............             $      13.69
                                                             ============
     CLASS E
     Net asset value and redemption price per
      share ($18,174,027 divided by
      1,322,817 shares outstanding).............             $      13.74
                                                             ============
     Identified cost of investments.............             $265,150,558
                                                             ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)

      INVESTMENT INCOME
        Dividends...............................             $  810,316(a)
        Interest................................                 81,502(b)
                                                             ----------
                                                                891,818
      EXPENSES
        Management fees......................... $  851,014
        Service and distribution fees--Class B..     21,652
        Service and distribution fees--Class E..     12,769
        Directors fees and expenses.............     10,297
        Custodian...............................     70,194
        Audit and tax services..................      8,840
        Legal...................................      5,933
        Printing................................     43,792
        Insurance...............................      3,748
        Miscellaneous...........................      2,916
                                                 ----------
        Total expenses before reductions........  1,031,155
        Expense reductions......................       (734)
        Management Fee Waivers..................     (9,081)  1,021,340
                                                 ----------  ----------
      NET INVESTMENT INCOME (LOSS)..............               (129,522)
                                                             ----------
      REALIZED AND UNREALIZED GAIN (LOSS)
      Realized gain (loss) on:
        Investments--net........................              5,466,905
      Unrealized appreciation (depreciation) on:
        Investments--net........................                972,736
                                                             ----------
      Net gain (loss)...........................              6,439,641
                                                             ----------
      NET INCREASE (DECREASE) IN NET ASSETS
       FROM OPERATIONS..........................             $6,310,119
                                                             ==========

(a)NET OF FOREIGN TAXES OF $287.
(b)INCLUDES INCOME ON SECURITIES LOANED OF $36,560.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-248

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                                      SIX MONTHS
                                                                        ENDED       YEAR ENDED
                                                                       JUNE 30,    DECEMBER 31,
                                                                         2005          2004
                                                                     ------------  ------------
FROM OPERATIONS
  Net investment loss............................................... $   (129,522) $ (1,027,393)
  Net realized gain.................................................    5,466,905    16,667,874
  Unrealized appreciation...........................................      972,736    18,677,046
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................    6,310,119    34,317,527
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.   (9,114,096)    3,120,390
                                                                     ------------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................   (2,803,977)   37,437,917

NET ASSETS
  Beginning of the period...........................................  346,671,173   309,233,256
                                                                     ------------  ------------
  End of the period................................................. $343,867,196  $346,671,173
                                                                     ============  ============
UNDISTRIBUTED NET INVESTMENT LOSS
  End of the period................................................. $   (129,522) $          0
                                                                     ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                   SIX MONTHS ENDED             YEAR ENDED
                                                                     JUNE 30, 2005           DECEMBER 31, 2004
                                                               ------------------------  ------------------------
                                                                 SHARES          $         SHARES          $
                                                               ----------  ------------  ----------  ------------
CLASS A
  Sales.......................................................  1,075,909  $ 14,328,188   1,941,629  $ 24,466,037
  Redemptions................................................. (2,122,266)  (28,254,591) (3,263,743)  (40,853,480)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease)..................................... (1,046,357) $(13,926,403) (1,322,114) $(16,387,443)
                                                               ==========  ============  ==========  ============
CLASS B
  Sales.......................................................    517,483  $  6,782,906   1,317,885  $ 16,243,534
  Redemptions.................................................   (116,256)   (1,511,579)   (175,899)   (2,128,475)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................    401,227  $  5,271,327   1,141,986  $ 14,115,059
                                                               ==========  ============  ==========  ============
CLASS E
  Sales.......................................................    136,009  $  1,801,614     791,916  $  9,935,322
  Redemptions.................................................   (171,754)   (2,260,634)   (367,496)   (4,542,548)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................    (35,745) $   (459,020)    424,420  $  5,392,774
                                                               ==========  ============  ==========  ============
  Increase (decrease) derived from capital share transactions.   (680,875) $ (9,114,096)    244,292  $  3,120,390
                                                               ==========  ============  ==========  ============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-249

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS (UNAUDITED)


                                                                                   -----------------------
                                                                                    SIX MONTHS
                                                                                      ENDED
                                                                                     JUNE 30,    ---------
                                                                                       2005        2004
                                                                                   ----------    --------
NET ASSET VALUE, BEGINNING OF PERIOD..............................................  $  13.63     $  12.27
                                                                                    --------     --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)....................................................      0.00        (0.04)
  Net realized and unrealized gain (loss) on investments..........................      0.27         1.40
                                                                                    --------     --------
  Total from investment operations................................................      0.27         1.36
                                                                                    --------     --------
LESS DISTRIBUTIONS
  Distributions from net realized capital gains...................................      0.00         0.00
                                                                                    --------     --------
  Total distributions.............................................................      0.00         0.00
                                                                                    --------     --------
NET ASSET VALUE, END OF PERIOD....................................................  $  13.90     $  13.63
                                                                                    ========     ========
TOTAL RETURN (%)..................................................................       2.0 (b)     11.1
Ratio of operating expenses to average net assets before expense reductions (%)...      0.60 (c)     0.60
Ratio of operating expenses to average net assets after expense reductions (%) (d)      0.60 (c)     0.60
Ratio of net investment income (loss) to average net assets (%)...................     (0.06)(c)    (0.31)
Portfolio turnover rate (%).......................................................        26 (c)       28
Net assets, end of period (000)...................................................  $304,402     $312,834

                                                                                        CLASS A
                                                                                   ---------------------------------------

                                                                                       YEAR ENDED DECEMBER 31,
                                                                                   ---------------------------------------
                                                                                     2003      2002      2001      2000
                                                                                   --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $   8.71  $  11.89  $  14.30  $  15.73
                                                                                   --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)....................................................    (0.04)    (0.04)    (0.04)    (0.03)
  Net realized and unrealized gain (loss) on investments..........................     3.60     (3.14)    (1.27)    (1.40)
                                                                                   --------  --------  --------  --------
  Total from investment operations................................................     3.56     (3.18)    (1.31)    (1.43)
                                                                                   --------  --------  --------  --------
LESS DISTRIBUTIONS
  Distributions from net realized capital gains...................................     0.00      0.00     (1.10)     0.00
                                                                                   --------  --------  --------  --------
  Total distributions.............................................................     0.00      0.00     (1.10)     0.00
                                                                                   --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD.................................................... $  12.27  $   8.71  $  11.89  $  14.30
                                                                                   ========  ========  ========  ========
TOTAL RETURN (%)..................................................................     40.9     (26.7)     (9.0)     (9.1)
Ratio of operating expenses to average net assets before expense reductions (%)...     0.63      0.61      0.61      0.58
Ratio of operating expenses to average net assets after expense reductions (%) (d)     0.63        --        --      0.58
Ratio of net investment income (loss) to average net assets (%)...................    (0.39)    (0.38)    (0.34)    (0.19)
Portfolio turnover rate (%).......................................................       25        44        38        68
Net assets, end of period (000)................................................... $297,728  $210,410  $298,699  $337,343

                                                                                   CLASS B
                                                                ------------------------------------------
                                                                SIX MONTHS      YEAR ENDED    JULY 30, 2002(A)
                                                                  ENDED        DECEMBER 31,       THROUGH
                                                                 JUNE 30,    ---------------    DECEMBER 31,
                                                                   2005        2004    2003         2002
                                                                ----------   -------  ------  ----------------
NET ASSET VALUE, BEGINNING OF PERIOD...........................  $ 13.44     $ 12.11  $ 8.59       $ 8.67
                                                                 -------     -------  ------       ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss).................................    (0.01)      (0.03)  (0.01)       (0.01)
  Net realized and unrealized gain (loss) on investments.......     0.26        1.36    3.53        (0.07)
                                                                 -------     -------  ------       ------
  Total from investment operations.............................     0.25        1.33    3.52        (0.08)
                                                                 -------     -------  ------       ------
NET ASSET VALUE, END OF PERIOD.................................  $ 13.69     $ 13.44  $12.11       $ 8.59
                                                                 =======     =======  ======       ======
TOTAL RETURN (%)...............................................      1.9 (b)    11.0    41.0         (0.9)(b)
Ratio of operating expenses to average net assets..............
before expense reductions (%)..................................     0.85 (c)    0.85    0.88         0.86 (c)
Ratio of operating expenses to average net assets..............
after expense reductions(%) (d)................................     0.85 (c)    0.85    0.88           --
Ratio of net investment income (loss) to average net assets (%)    (0.30)(c)   (0.52)  (0.59)       (0.63)(c)
Portfolio turnover rate (%)....................................       26 (c)      28      25           44
Net assets, end of period (000)................................  $21,291     $15,516  $  152       $    3

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIODS LESS THAN ONE YEAR ARE NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.
(d)THE PORTFOLIO HAS ENTERED INTO ARRANGEMENTS WITH CERTAIN BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-250

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS (UNAUDITED)(CONTINUED)

                                                                                       CLASS E
                                                                -------------------------------------------------
                                                                                                       MAY 1, 2001(A)
                                                                SIX MONTHS          YEAR ENDED            THROUGH
                                                                  ENDED            DECEMBER 31,         DECEMBER 31,
                                                                 JUNE 30,    ------------------------  --------------
                                                                   2005        2004     2003    2002        2001
                                                                ----------   -------  -------  ------  --------------
NET ASSET VALUE, BEGINNING OF PERIOD...........................  $ 13.49     $ 12.15  $  8.64  $11.80      $12.22
                                                                 -------     -------  -------  ------      ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss).................................    (0.01)      (0.05)   (0.03)  (0.02)       0.00
  Net realized and unrealized gain (loss) on investments.......     0.26        1.39     3.54   (3.14)      (0.42)
                                                                 -------     -------  -------  ------      ------
  Total from investment operations.............................     0.25        1.34     3.51   (3.16)      (0.42)
                                                                 -------     -------  -------  ------      ------
NET ASSET VALUE, END OF PERIOD.................................  $ 13.74     $ 13.49  $ 12.15  $ 8.64      $11.80
                                                                 =======     =======  =======  ======      ======
TOTAL RETURN (%)...............................................      1.9 (b)    11.0     40.6   (26.8)       (3.4)(b)
Ratio of operating expenses to average net assets..............
before expense reductions (%)..................................     0.75 (c)    0.75     0.78    0.76        0.76 (c)
Ratio of operating expenses to average net assets..............
after expense reductions(%) (d)................................     0.75 (c)    0.75     0.78      --          --
Ratio of net investment income (loss) to average net assets (%)    (0.21)(c)   (0.45)   (0.52)  (0.53)      0.00 (c)
Portfolio turnover rate (%)....................................       26 (c)      28       25      44          38
Net assets, end of period (000)................................  $18,174     $18,321  $11,353  $1,809      $  0.1

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIODS LESS THAN ONE YEAR ARE NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.
(d)THE PORTFOLIO HAS ENTERED INTO ARRANGEMENTS WITH CERTAIN BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-251

METROPOLITAN SERIES FUND, INC.

 FI INTERNATIONAL STOCK PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS--99.8% OF TOTAL NET ASSETS

                                                                 VALUE
      SHARES                                                    (NOTE 1)
    -----------------------------------------------------------------------

               BELGIUM--0.2%
         9,900 KBC Bancassurance Holding NV (c).............. $     779,996
                                                              -------------

               BRAZIL--2.2%
        60,700 Banco Bradesco S.A. (ADR) (c).................     2,148,173
        75,800 Tele Norte Leste Participacoes S.A. (ADR) (c).     1,262,070
        77,200 Unibanco-Uniao de Banco Brasileiros S.A.
                (GDR) (c)....................................     2,981,464
        50,800 Usiminas Usi Sd Mg............................       820,292
       200,350 Votorantim Celulose Papel S.A. (ADR) (c)......     2,424,235
                                                              -------------
                                                                  9,636,234
                                                              -------------

               CANADA--0.3%
        95,200 Celestica, Inc. (b) (c).......................     1,275,680
                                                              -------------

               CAYMAN ISLAND--0.8%
     1,835,000 Foxconn International Holdings, Ltd...........     1,376,475
     1,070,000 Global Bio Chemistry Technology, Inc. (c).....       662,536
        63,500 The 9, Ltd. (ADR) (c).........................     1,653,540
                                                              -------------
                                                                  3,692,551
                                                              -------------

               CHINA--0.1%
        19,100 China Techfaith Wireless Communication
                Technology (ADR) (c).........................       310,757
       116,000 Weichai Power Co. (c).........................       342,484
                                                              -------------
                                                                    653,241
                                                              -------------

               DENMARK--0.6%
        34,710 Danske Bank A/S...............................     1,041,279
       123,300 GN Store Nord A/S (c).........................     1,392,680
                                                              -------------
                                                                  2,433,959
                                                              -------------

               FINLAND--2.1%
        22,800 Fortum Oyj....................................       365,496
        48,100 Neste Oil, Oyj (b)............................     1,245,348
       451,904 Nokia Corp. (ADR).............................     7,519,682
         8,200 Oko Osuuspankkien.............................       133,809
                                                              -------------
                                                                  9,264,335
                                                              -------------

               FRANCE--13.2%
        40,000 Accor S.A. (c)................................     1,867,891
         7,300 Air Liquide S.A. (c)..........................     1,240,648
       180,200 AXA S.A.......................................     4,480,362
         6,446 Bacou-Dalloz..................................       527,649
        61,273 BNP Paribas S.A. (c)..........................     4,188,136
        44,300 Bouygues S.A. (c).............................     1,828,282
        41,500 CNP Assurances S.A. (c).......................     2,648,800
        10,200 Compagnie Generale des Etablissements Michelin
                (Class B) (c)................................       618,993
        14,567 Eiffage S.A. (c)..............................     1,264,194
        27,600 Fimalac S.A. (c)..............................     1,232,701
       138,893 France Telecom S.A. (ADR) (c).................     4,047,342
        40,600 Lagardere S.C.A. (c)..........................     2,993,800
        35,000 Nexity (c)....................................     1,353,851

                                                           VALUE
            SHARES                                        (NOTE 1)
          -----------------------------------------------------------

                     FRANCE--(CONTINUED)
              69,100 NRJ Groupe........................ $   1,551,752
              29,046 Orpea (b) (c).....................     1,288,793
               2,900 Pernod Ricard S.A. (c)............       462,518
              12,971 Pinault-Printemps-Redoute S.A. (c)     1,332,447
              28,300 Sanef, Inc. (c)...................     1,517,155
             134,400 Sanofi-Aventis (ADR)..............     5,509,056
              27,655 Suez S.A. (c).....................       747,783
              40,551 Total S.A. (c)....................     9,493,956
              25,900 Total S.A. (ADR) (c)..............     3,026,415
             156,800 Vivendi Universal S.A. (ADR)......     4,912,544
                                                        -------------
                                                           58,135,068
                                                        -------------

                     GERMANY--11.3%
              61,829 Allianz AG........................     7,075,629
              24,800 BASF AG (ADR).....................     1,636,800
              42,000 Bayer AG..........................     1,396,531
              36,100 Bayer AG (ADR)....................     1,201,408
               3,000 Bijou Brigitte Co.................       555,028
              47,900 Bilfinger & Berger Bau AG.........     2,231,552
             147,910 DAB Bank AG (b) (c)...............     1,142,076
              29,400 Deutsche Boerse AG (c)............     2,295,449
             353,700 Deutsche Telekom AG (ADR) (c).....     6,515,154
              35,500 E.ON AG...........................     3,150,911
              45,400 E.ON AG (ADR) (c).................     1,344,294
              50,400 Epcos AG (c)......................       629,284
               8,600 Fresenius Medical Care AG.........       984,926
              40,000 Heidelberger Druckmaschinen AG....     1,169,072
              89,343 Hochtief AG (c)...................     3,125,096
              95,008 Hypo Real Estate Holding AG (b)...     3,605,959
              36,300 K&S AG............................     2,008,691
              45,455 MAN AG (c)........................     1,880,624
              15,700 Metro AG..........................       776,959
              29,481 RWE AG (c)........................     1,894,339
              64,600 SAP AG (ADR) (c)..................     2,797,180
              14,600 SolarWorld AG.....................     1,279,042
              28,947 United Internet AG (c)............       823,633
                                                        -------------
                                                           49,519,637
                                                        -------------

                     GREECE--0.6%
              82,130 OPAP S.A..........................     2,359,388
              18,000 Public Power Corp.................       450,333
                                                        -------------
                                                            2,809,721
                                                        -------------

                     HONG KONG--1.3%
             173,000 ASM Pacific Technology, Ltd. (c)..       808,338
             113,000 Cheung Kong Holdings, Ltd. (c)....     1,092,296
             261,000 Television Broadcasts, Ltd........     1,480,407
             655,000 The Wharf Holdings, Ltd...........     2,286,389
                                                        -------------
                                                            5,667,430
                                                        -------------

                     IRELAND--1.1%
             107,137 Allied Irish Banks, Plc...........     2,290,368
             267,186 C & C Group, Plc. (b).............     1,206,375

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-252

METROPOLITAN SERIES FUND, INC.

 FI INTERNATIONAL STOCK PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                                  VALUE
      SHARES                                                     (NOTE 1)
    ------------------------------------------------------------------------

               IRELAND--(CONTINUED)
       266,400 Eircom Group, Plc. (b)......................... $     592,986
       286,071 Independent News & Media, Plc..................       882,347
                                                               -------------
                                                                   4,972,076
                                                               -------------

               ITALY--4.6%
       837,498 Banca Intesa S.p.A.--RNC.......................     3,569,992
        83,400 Banche Popolari Unite S.c.ar.l. (c)............     1,652,202
       109,600 Banco Popolare di Verona e Novara S.c.ar.l. (c)     1,865,442
        36,900 Buzzi Unicem S.p.A.............................       383,951
        75,160 Buzzi Unicem S.p.A. (c)........................     1,089,402
       164,370 Campari........................................     1,201,931
        33,100 Eni S.p.A. (ADR) (c)...........................     4,243,420
        39,400 Lottomatica S.p.A..............................     1,281,393
        84,100 Mediobanca S.p.A. (c)..........................     1,570,517
        69,600 Sias...........................................       956,854
       367,900 Telecom Italia S.p.A.-RNC......................       952,017
       196,100 UniCredito Italiano S.p.A. (c).................     1,031,487
        98,100 UniCredito Italiano S.p.A. (ADR)...............       557,176
                                                               -------------
                                                                  20,355,784
                                                               -------------

               JAPAN--20.3%
        63,400 Aoyama Trading Co., Ltd........................     1,587,872
       108,900 Asahi Breweries, Ltd. (c)......................     1,298,428
       116,000 Asahi Glass Co., Ltd...........................     1,215,313
       163,000 Bank of Nagoya.................................       971,519
        79,100 Canon, Inc.....................................     4,143,202
        45,500 Circle K Sunkus Co., Ltd.......................     1,022,034
        47,000 Credit Saison Co., Ltd.........................     1,557,449
       148,000 Daihatsu Motor Co., Ltd........................     1,267,655
       353,000 Daiwa Securities Group, Inc....................     2,170,953
        17,300 Don Quijote Co., Ltd. (c)......................       938,068
           240 E Trade Securities (c).........................       722,993
           411 East Japan Railway Co..........................     2,106,989
        41,700 FamilyMart Co., Ltd............................     1,193,546
        17,700 Fancl Corp.....................................       706,787
       164,900 Hokugin Financial Group, Inc...................       504,936
        44,400 Honda Motor Co., Ltd...........................     2,184,132
        39,500 Ito-Yokado Co., Ltd............................     1,302,726
        22,200 JAFCO Co., Ltd.................................     1,173,864
       156,000 Juroku Bank....................................       844,229
       145,000 Matsushita Electric Industrial Co., Ltd. (c)...     2,200,148
           114 Millea Holdings, Inc. (c)......................     1,535,284
       292,000 Mitsubishi Electric Corp.......................     1,539,706
       129,000 Mitsubishi Securities (c)......................     1,135,513
            75 Mitsubishi Tokyo Financial Group, Inc. (c).....       633,101
        94,000 Mitsui Fudosan Co., Ltd........................     1,052,425
       133,000 Mitsui Trust Holdings, Inc. (c)................     1,356,866
           241 Mizuho Financial Group, Inc....................     1,085,318
        10,000 Murata Manufacturing Co., Ltd..................       505,492
       542,000 Nikko Cordial Corp.............................     2,368,814
        91,000 Nikon Corp. (c)................................     1,025,107
       336,000 Nippon Chemi-Con Corp..........................     1,894,533
       104,200 Nippon Electronic, Inc.........................     1,561,077
       114,000 Nippon Oil Corp. (c)...........................       771,959
        15,600 Nishimatsuya Chain Co., Ltd. (c)...............       416,321

                                                                    VALUE
        SHARES                                                     (NOTE 1)
      -----------------------------------------------------------------------

                    JAPAN--(CONTINUED)
        19,600      Nitori Co., Ltd. (c)........................ $ 1,403,722
        42,900      Nitto Denko Corp............................   2,440,149
       203,000      Nomura Holdings, Inc........................   2,410,335
           117      NTT Urban Development.......................     478,028
        51,000      Omc Card, Inc. (c)..........................     612,124
         9,700      Oracle Corp. (c)............................     365,947
         8,600      ORIX Corp...................................   1,285,937
       103,000      Ricoh Co., Ltd..............................   1,600,486
       132,000      Sanken Electric Co., Ltd. (c)...............   1,712,461
        12,050      SFCG Co., Ltd. (c)..........................   2,810,818
       173,000      Shimizu Corp................................     801,376
       187,000      Sumitomo Electric Industries, Ltd...........   1,899,019
       175,000      Sumitomo Forestry Co., Ltd..................   1,689,381
           697      Sumitomo Mitsui Financial Group, Inc........   4,695,861
       686,000      Sumitomo Osaka Cement Co., Ltd..............   1,814,597
        35,050      T&D Holdings, Inc...........................   1,639,506
       313,000      Taiheiyo Cement Corp........................     834,756
        43,000      Takara Holdings, Inc. (c)...................     266,806
         8,460      Takefuji Corp...............................     572,085
       260,000      The Nishi-Nippon Bank, Ltd. (c).............   1,127,256
        24,900      TIS, Inc. (c)...............................     846,642
       213,000      Tokuyama Corp. (c)..........................   1,512,631
        51,500      Tokyo Electron, Ltd.........................   2,700,158
        45,300      Tokyo Tomin Bank............................   1,087,263
       172,000      Toyo Ink Manufacturing Co., Ltd.............     650,887
           167      UFJ Holdings, Inc...........................     865,833
       181,800      Victor Co. of Japan (c).....................   1,249,901
        51,000      Yamanouchi Pharmaceutical Co., Ltd..........   1,740,443
       123,000      Yamato Transport Co., Ltd...................   1,700,199
         9,800      York-Benimaru Co., Ltd......................     267,344
                                                                 -----------
                                                                  89,076,310
                                                                 -----------

                    LUXEMBOURG--1.5%
       210,761      SES Global (FDR)............................   3,119,519
       101,200      Stolt-Nielsen S.A. (ADR) (c)................   3,387,164
                                                                 -----------
                                                                   6,506,683
                                                                 -----------

                    MEXICO--0.5%
        34,200      Fomento Economico Mexicano S.A. de C.V.
                     (ADR) (c)..................................   2,037,294
        37,900      Industrias Penoles..........................     176,896
                                                                 -----------
                                                                   2,214,190
                                                                 -----------

                    NETHERLANDS--4.6%
        77,600      ASM International NV (b)....................   1,233,840
       218,700      ASML Holding NV (ADR) (b) (c)...............   3,424,842
        27,100      Axalto (c)..................................     816,058
       123,192      ING Groep NV................................   3,464,965
       246,300      Koninklijke Ahold NV (ADR) (c)..............   2,014,734
        27,000      Koninklijke Numico NV (b)...................   1,076,525
       101,300      Koninklijke Philips Electronics NV (ADR) (c)   2,551,747
        95,568      Koninklijke Wessanen NV.....................   1,349,982
        36,200      Randstad Holding NV.........................   1,245,458

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-253

METROPOLITAN SERIES FUND, INC.

 FI INTERNATIONAL STOCK PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                              VALUE
          SHARES                                             (NOTE 1)
        ---------------------------------------------------------------

                   NETHERLANDS--(CONTINUED)
          57,600   Reed Elsevier NV (c)................... $ 1,606,464
          58,925   VNU NV (c).............................   1,638,074
                                                           -----------
                                                            20,422,689
                                                           -----------

                   NEW ZEALAND--0.1%
         197,464   Warehouse Group, Ltd. (c)..............     548,747
                                                           -----------

                   NORWAY--1.0%
         141,600   DnB NOR ASA (c)........................   1,467,828
          41,500   Fred Olsen Energy ASA (b)..............   1,050,661
          59,000   Odfjell ASA............................     983,303
          78,300   Tandberg Television ASA (b)............     958,280
                                                           -----------
                                                             4,460,072
                                                           -----------

                   PORTUGAL--0.6%
         161,200   Brisa-Auto Estradas de Portugal S.A....   1,264,677
         231,400   Impresa S.A. (c).......................   1,465,796
                                                           -----------
                                                             2,730,473
                                                           -----------

                   RUSSIAN--0.3%
          73,900   AFK Sistema (144A) (GDR) (b)...........   1,211,960
                                                           -----------

                   SINGAPORE--0.5%
         109,400   Flextronics International, Ltd. (b) (c)   1,445,174
         114,500   STATS ChipPAC, Ltd. (ADR) (b) (c)......     815,240
                                                           -----------
                                                             2,260,414
                                                           -----------

                   SOUTH AFRICA--0.9%
         167,845   Massmart Holdings, Ltd.................   1,123,367
          92,400   Standard Bank, Ltd.....................     890,669
         807,100   Steinhoff International Holdings, Inc..   1,853,370
                                                           -----------
                                                             3,867,406
                                                           -----------

                   SOUTH KOREA--1.3%
          15,820   Hyundai Heavy Industries Co., Ltd......     791,240
          12,190   Hyundai Mipo Dock Yard Co., Ltd........     685,615
          31,290   Kookmin Bank...........................   1,425,513
          48,730   Samsung Heavy Co.......................     439,123
          85,220   Shinhan Financial Group Co., Ltd.......   2,206,617
                                                           -----------
                                                             5,548,108
                                                           -----------

                   SPAIN--1.9%
          67,744   Antena 3 TV (c)........................   1,352,778
          77,970   Gestevision Telecino S.A. (b)..........   1,817,200
          27,700   Repsol-YPF S.A. (ADR) (c)..............     696,101
          87,568   Telefonica S.A. (ADR) (c)..............   4,282,075
                                                           -----------
                                                             8,148,154
                                                           -----------

                   SWEDEN--1.8%
         188,600   Eniro AB (c)...........................   2,142,967
         143,650   Gambro AB (Class A) (c)................   1,918,854
         117,800   OM HEX AB (c)..........................   1,339,250

                                                                 VALUE
        SHARES                                                  (NOTE 1)
      --------------------------------------------------------------------

                 SWEDEN--(CONTINUED)
         79,200  Securitas AB................................ $ 1,319,582
        250,000  Skandia Insurance Co., Ltd..................   1,372,878
                                                              -----------
                                                                8,093,531
                                                              -----------

                 SWITZERLAND--8.8%
        398,271  ABB, Ltd. (b)...............................   2,592,717
         17,852  Actelion, Ltd. (b)..........................   1,851,394
         88,026  Clariant AG.................................   1,163,848
         79,394  Compagnie Financiere Richemont AG...........   2,658,754
         42,771  Credit Suisse Group (c).....................   1,676,465
         21,064  Nestle S.A. (c).............................   5,378,117
        141,800  Novartis AG.................................   6,728,766
         59,689  Phonak Holding AG...........................   2,229,740
         64,594  Roche Holding AG............................   8,138,293
         60,300  Syngenta AG (ADR) (c).......................   1,229,517
         23,304  Synthes, Inc. (b)...........................   2,551,376
         31,115  UBS AG......................................   2,419,210
                                                              -----------
                                                               38,618,197
                                                              -----------

                 TAIWAN--2.6%
        814,000  Acer, Inc...................................   1,600,491
      2,456,000  Advanced Semicondtuctor, Inc................   1,826,051
        958,000  Chi Mei Optoelectro Co......................   1,488,455
      1,756,000  Siliconware Precision Co....................   1,719,598
        753,897  Taiwan Semiconductor Manufacturing Co., Ltd.   1,303,929
      2,978,440  United Microelectronics Corp................   2,155,140
        301,700  United Microelectronics Corp. (ADR) (c).....   1,239,987
                                                              -----------
                                                               11,333,651
                                                              -----------

                 UNITED KINGDOM--11.9%
        145,454  3i Group, Plc...............................   1,762,883
          9,800  AstraZeneca, Plc. (ADR).....................     404,348
        608,391  BAE Systems, Plc............................   3,116,229
        199,400  BP, Plc. (ADR)..............................  12,438,572
        234,700  Capita Group, Plc...........................   1,542,681
        171,400  EMI Group, Plc..............................     776,885
        726,000  Group for Securicor, Inc....................   1,904,476
        285,000  HSBC Holdings, Plc. (c).....................   4,555,218
         29,400  Man Group, Plc..............................     760,143
        364,690  Premier Farnell, Plc........................   1,051,688
        311,693  Rank Group, Plc.............................   1,496,760
        330,000  Serco Group, Plc............................   1,503,327
        587,340  Shell Transport & Trading Co., Plc..........   5,693,038
         62,400  Smiths Group, Plc...........................   1,026,783
          9,900  T&F Informa Plc.............................      75,100
         97,900  Unilever, Plc. (ADR) (c)....................   3,803,415
      4,270,010  Vodafone Group, Plc.........................  10,381,790
                                                              -----------
                                                               52,293,336
                                                              -----------

                 UNITED STATES--2.8%
         22,000  Affiliated Computer Services, Inc.
                  (Class A) (b) (c)..........................   1,124,200
         16,200  Ingram Micro, Inc. (b)......................     253,692
        124,470  News Corp., Inc. (c)........................   2,098,564

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-254

METROPOLITAN SERIES FUND, INC.

 FI INTERNATIONAL STOCK PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                                 VALUE
       SHARES                                                   (NOTE 1)
     ----------------------------------------------------------------------

                UNITED STATES--(CONTINUED)
         14,800 Schlumberger, Ltd............................ $  1,123,912
        246,617 Telewest Global, Inc. (b)....................    5,617,935
         42,900 Wyeth........................................    1,909,050
                                                              ------------
                                                                12,127,353
                                                              ------------
                Total Common Stocks
                 (Identified Cost $397,056,965)..............  438,656,986
                                                              ------------

     SHORT TERM INVESTMENTS--0.7%
        FACE                                                     VALUE
       AMOUNT                                                   (NOTE 1)
     ----------------------------------------------------------------------

                REPURCHASE AGREEMENT--0.7%
     $2,973,000 State Street Corp. Repurchase Agreement dated
                 06/30/05 at 0.90% to be repurchased at
                 $2,973,074 on 07/01/05, collateralized by
                 $3,070,000 U.S. Treasury Note 3.625% due
                 06/30/07 with a value of $3,066,163......... $  2,973,000
                                                              ------------
                Total Short Term Investments
                 (Identified Cost $2,973,000)................    2,973,000
                                                              ------------
                Total Investments--100.5%
                 (Identified Cost $400,029,965) (a)..........  441,629,986
                Other assets less liabilities................   (2,211,656)
                                                              ------------
                TOTAL NET ASSETS--100%....................... $439,418,330
                                                              ============

            TEN LARGEST INDUSTRIES AS OF             PERCENTAGE OF
            JUNE 30, 2005                           TOTAL NET ASSETS
            ----------------------------            ----------------
            Commercial Banks.......................       9.1%
            Oil, Gas & Consumable Fuels............       8.6%
            Diversified Financial Services.........       6.4%
            Media..................................       6.0%
            Pharmaceuticals........................       6.0%
            Diversified Telecommunication Services.       5.8%
            Semiconductor & Semiconductor Equipment       4.5%
            Insurance..............................       4.3%
            Chemicals..............................       3.3%
            Wireless Telecommunication Services....       3.2%

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-255

METROPOLITAN SERIES FUND, INC.

 FI INTERNATIONAL STOCK PORTFOLIO

STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
JUNE 30, 2005 (UNAUDITED)

    ASSETS
      Investments at value........................             $441,629,986
      Cash........................................                      376
      Foreign cash at value
       (Identified cost $1,730,527)...............                1,712,447
      Collateral for securities loaned............               82,033,312
      Receivable for:
       Securities sold............................                1,300,487
       Fund shares sold...........................                  646,622
       Dividends and interest.....................                  914,054
       Foreign taxes..............................                  257,183
                                                               ------------
        Total Assets..............................              528,494,467
    LIABILITIES
      Payable for:
       Fund shares redeemed....................... $   521,521
       Securities purchased.......................   5,895,350
       Open forward currency contracts--net.......       8,204
       Withholding taxes..........................     107,496
       Return of collateral for securities
        loaned....................................  82,033,312
      Accrued expenses:
       Management fees............................     310,394
       Service and distribution fees..............      14,156
       Other expenses.............................     185,704
                                                   -----------
        Total Liabilities.........................               89,076,137
                                                               ------------
    NET ASSETS....................................             $439,418,330
                                                               ============
      Net assets consist of:
       Capital paid in............................             $450,879,078
       Undistributed net investment income........                4,540,122
       Accumulated net realized losses............              (57,570,261)
       Unrealized appreciation (depreciation) on
        investments and foreign currency..........               41,569,391
                                                               ------------
    NET ASSETS....................................             $439,418,330
                                                               ============
    Computation of offering price:
    CLASS A
    Net asset value and redemption price per
     share ($346,519,261 divided by
     30,569,743 shares outstanding)...............             $      11.34
                                                               ============
    CLASS B
    Net asset value and redemption price per
     share ($35,636,713 divided by
     3,176,333 shares outstanding)................             $      11.22
                                                               ============
    CLASS E
    Net asset value and redemption price per
     share ($57,262,356 divided by
     5,089,486 shares outstanding)................             $      11.25
                                                               ============
    Identified cost of investments................             $400,029,965
                                                               ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)

    INVESTMENT INCOME
      Dividends...............................               $  7,053,803(a)
      Interest................................                    174,006(b)
                                                             ------------
                                                                7,227,809
    EXPENSES
      Management fees......................... $  1,854,629
      Service and distribution fees--Class B..       36,586
      Service and distribution fees--Class E..       42,876
      Directors' fees and expenses............        9,927
      Custodian...............................      361,562
      Audit and tax services..................       11,674
      Legal...................................        8,229
      Printing................................       52,900
      Insurance...............................        4,313
      Miscellaneous...........................        3,700
                                               ------------
      Total expenses before reductions........    2,386,396
      Expense reductions......................     (116,276)    2,270,120
                                               ------------  ------------
    NET INVESTMENT INCOME.....................                  4,957,689
                                                             ------------
    REALIZED AND UNREALIZED GAIN (LOSS)
    Realized gain (loss) on:
      Investments--net........................   13,351,854
      Foreign currency transactions--net......    3,482,833    16,834,687
                                               ------------
    Unrealized appreciation (depreciation) on:
      Investments--net........................  (25,162,491)
      Foreign currency transactions--net......      (32,078)  (25,194,569)
                                               ------------  ------------
    Net gain (loss)...........................                 (8,359,882)
                                                             ------------
    NET INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS..........................               $ (3,402,193)
                                                             ============

(a)NET OF FOREIGN TAXES OF $1,000,874.
(b)INCLUDES INCOME ON SECURITIES LOANED OF $160,613.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-256

METROPOLITAN SERIES FUND, INC.

 FI INTERNATIONAL STOCK PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                                      SIX MONTHS
                                                                        ENDED       YEAR ENDED
                                                                       JUNE 30,    DECEMBER 31,
                                                                         2005          2004
                                                                     ------------  ------------
FROM OPERATIONS
  Net investment income............................................. $  4,957,689  $  3,166,924
  Net realized gain.................................................   16,834,687    24,136,234
  Unrealized appreciation (depreciation)............................  (25,194,569)   39,361,549
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................   (3,402,193)   66,664,707
                                                                     ------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................   (2,301,454)   (4,308,987)
    Class B.........................................................     (141,111)     (202,168)
    Class E.........................................................     (300,332)     (657,454)
                                                                     ------------  ------------
  TOTAL DISTRIBUTIONS...............................................   (2,742,897)   (5,168,609)
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.   17,900,104   (15,307,278)
                                                                     ------------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................   11,755,014    46,188,820

NET ASSETS
  Beginning of the period...........................................  427,663,316   381,474,496
                                                                     ------------  ------------
  End of the period................................................. $439,418,330  $427,663,316
                                                                     ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $  4,540,122  $  2,325,330
                                                                     ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                   SIX MONTHS ENDED             YEAR ENDED
                                                                     JUNE 30, 2005           DECEMBER 31, 2004
                                                               ------------------------  ------------------------
                                                                 SHARES          $         SHARES          $
                                                               ----------  ------------  ----------  ------------
CLASS A
  Sales.......................................................  3,242,325  $ 36,887,524   3,561,865  $ 36,409,730
  Reinvestments...............................................    205,487     2,301,454     420,800     4,308,987
  Redemptions................................................. (2,811,122)  (32,055,049) (6,398,245)  (65,387,799)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................    636,690  $  7,133,929  (2,415,580) $(24,669,082)
                                                               ==========  ============  ==========  ============
CLASS B
  Sales.......................................................  1,251,185  $ 14,083,249   1,233,538  $ 12,528,432
  Reinvestments...............................................     12,724       141,111      19,938       202,168
  Redemptions.................................................   (250,932)   (2,815,026)   (612,223)   (6,095,461)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................  1,012,977  $ 11,409,334     641,253  $  6,635,139
                                                               ==========  ============  ==========  ============
CLASS E
  Sales.......................................................    340,973  $  3,848,944   1,575,031  $ 15,945,725
  Reinvestments...............................................     27,008       300,332      64,646       657,454
  Redemptions.................................................   (423,669)   (4,792,435) (1,359,015)  (13,876,514)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................    (55,687) $   (643,159)    280,662  $  2,726,665
                                                               ==========  ============  ==========  ============
  Increase (decrease) derived from capital share transactions.  1,593,980  $ 17,900,104  (1,493,665) $(15,307,278)
                                                               ==========  ============  ==========  ============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-257

METROPOLITAN SERIES FUND, INC.

 FI INTERNATIONAL STOCK PORTFOLIO

FINANCIAL HIGHLIGHTS (UNAUDITED)


                                                                                   -----------------------
                                                                                    SIX MONTHS
                                                                                      ENDED
                                                                                     JUNE 30,    ---------
                                                                                       2005        2004
                                                                                   ----------    --------
NET ASSET VALUE, BEGINNING OF PERIOD..............................................  $  11.50     $   9.86
                                                                                    --------     --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................      0.13         0.10
  Net realized and unrealized gain (loss) on investments..........................     (0.21)        1.68
                                                                                    --------     --------
  Total from investment operations................................................     (0.08)        1.78
                                                                                    --------     --------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................     (0.08)       (0.14)
  Distributions from net realized capital gains...................................      0.00         0.00
                                                                                    --------     --------
  Total distributions.............................................................     (0.08)       (0.14)
                                                                                    --------     --------
NET ASSET VALUE, END OF PERIOD....................................................  $  11.34     $  11.50
                                                                                    ========     ========
TOTAL RETURN (%)..................................................................      (0.8)(b)     18.2
Ratio of operating expenses to average net assets before expense reductions (%)...      1.07 (c)     1.08
Ratio of operating expenses to average net assets after expense reductions (%) (d)      1.02 (c)     1.06
Ratio of net investment income to average net assets (%)..........................      2.33 (c)     0.85
Portfolio turnover rate (%).......................................................        64 (c)       90
Net assets, end of period (000)...................................................  $346,519     $344,340

                                                                                        CLASS A
                                                                                   ---------------------------------------

                                                                                       YEAR ENDED DECEMBER 31,
                                                                                   ---------------------------------------
                                                                                     2003      2002      2001      2000
                                                                                   --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $   7.76  $   9.49  $  12.39  $  13.87
                                                                                   --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................     0.11      0.08      0.08      0.02
  Net realized and unrealized gain (loss) on investments..........................     2.05     (1.73)    (2.57)    (1.42)
                                                                                   --------  --------  --------  --------
  Total from investment operations................................................     2.16     (1.65)    (2.49)    (1.40)
                                                                                   --------  --------  --------  --------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................    (0.06)    (0.08)    (0.03)    (0.08)
  Distributions from net realized capital gains...................................     0.00      0.00     (0.38)     0.00
                                                                                   --------  --------  --------  --------
  Total distributions.............................................................    (0.06)    (0.08)    (0.41)    (0.08)
                                                                                   --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD.................................................... $   9.86  $   7.76  $   9.49  $  12.39
                                                                                   ========  ========  ========  ========
TOTAL RETURN (%)..................................................................     28.0     (17.5)    (20.6)    (10.1)
Ratio of operating expenses to average net assets before expense reductions (%)...     1.13      1.12      1.16        --
Ratio of operating expenses to average net assets after expense reductions (%) (d)     1.11      1.12      1.14      1.09
Ratio of net investment income to average net assets (%)..........................     1.21      0.90      0.73      0.25
Portfolio turnover rate (%).......................................................      148        50        68       166
Net assets, end of period (000)................................................... $318,996  $271,015  $340,426  $428,519

                                                              CLASS B                                           CLASS E
                                           -----------------------------------------     ---------------------------------------
                                           SIX MONTHS      YEAR ENDED     MAY 1, 2002(A) SIX MONTHS
                                             ENDED        DECEMBER 31,       THROUGH       ENDED       YEAR ENDED DECEMBER 31,
                                            JUNE 30,    ----------------   DECEMBER 31,   JUNE 30,    -------------------------
                                              2005        2004     2003        2002         2005        2004     2003     2002
                                           ----------   -------  -------  -------------- ----------   -------  -------  -------
NET ASSET VALUE, BEGINNING OF
 PERIOD...................................  $ 11.38     $  9.76  $  7.69      $ 9.39      $ 11.41     $  9.79  $  7.71  $  9.43
                                            -------     -------  -------      ------      -------     -------  -------  -------
INCOME FROM INVESTMENT
 OPERATIONS
  Net investment income...................     0.59        0.07     0.03        0.02         0.65        0.07     0.08     0.08
  Net realized and unrealized gain (loss)
   on investments.........................    (0.70)       1.67     2.09       (1.72)       (0.75)       1.68     2.05    (1.73)
                                            -------     -------  -------      ------      -------     -------  -------  -------
  Total from investment operations........    (0.11)       1.74     2.12       (1.70)       (0.10)       1.75     2.13    (1.65)
                                            -------     -------  -------      ------      -------     -------  -------  -------
LESS DISTRIBUTIONS
  Distributions from net investment
   income.................................    (0.05)      (0.12)   (0.05)       0.00        (0.06)      (0.13)   (0.05)   (0.07)
                                            -------     -------  -------      ------      -------     -------  -------  -------
  Total distributions.....................    (0.05)      (0.12)   (0.05)       0.00        (0.06)      (0.13)   (0.05)   (0.07)
                                            -------     -------  -------      ------      -------     -------  -------  -------
NET ASSET VALUE, END OF PERIOD............  $ 11.22     $ 11.38  $  9.76      $ 7.69      $ 11.25     $ 11.41  $  9.79  $  7.71
                                            =======     =======  =======      ======      =======     =======  =======  =======
TOTAL RETURN (%)..........................     (1.0)(b)    18.0     27.8       (18.1)(b)     (0.9)(b)    18.0     27.9    (17.6)
Ratio of operating expenses to average net
 assets before expense reductions (%).....     1.32 (c)    1.33     1.38        1.37 (c)     1.22 (c)    1.23     1.28     1.27
Ratio of operating expenses to average net
 assets after expense reductions (%) (d)..     1.27 (c)    1.31     1.36        1.37 (c)     1.17 (c)    1.21     1.26     1.27
Ratio of net investment income (loss) to
 average net assets (%)...................     2.25 (c)    0.56    (0.04)       0.35 (c)     2.16 (c)    0.70     0.93     0.57
Portfolio turnover rate (%)...............       64 (c)      90      148          50           64 (c)      90      148       50
Net assets, end of period (000)...........  $35,637     $24,612  $14,859      $    1      $57,262     $58,712  $47,619  $17,262

                                           -----------
                                           MAY 1, 2001(A)
                                              THROUGH
                                            DECEMBER 31,
                                                2001
                                           --------------
NET ASSET VALUE, BEGINNING OF
 PERIOD...................................     $10.91
                                               ------
INCOME FROM INVESTMENT
 OPERATIONS
  Net investment income...................       0.00
  Net realized and unrealized gain (loss)
   on investments.........................      (1.48)
                                               ------
  Total from investment operations........      (1.48)
                                               ------
LESS DISTRIBUTIONS
  Distributions from net investment
   income.................................       0.00
                                               ------
  Total distributions.....................       0.00
                                               ------
NET ASSET VALUE, END OF PERIOD............     $ 9.43
                                               ======
TOTAL RETURN (%)..........................      (13.6)(b)
Ratio of operating expenses to average net
 assets before expense reductions (%).....       1.31 (c)
Ratio of operating expenses to average net
 assets after expense reductions (%) (d)..       1.30 (c)
Ratio of net investment income (loss) to
 average net assets (%)...................      (0.17)(c)
Portfolio turnover rate (%)...............         68
Net assets, end of period (000)...........     $2,194

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIODS LESS THAN ONE YEAR ARE NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.
(d)THE PORTFOLIO HAS ENTERED INTO ARRANGEMENTS WITH CERTAIN BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-258

METROPOLITAN SERIES FUND, INC.

 MORGAN STANLEY EAFE INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS--99.2% OF TOTAL NET ASSETS

                                                                  VALUE
       SHARES                                                    (NOTE 1)
     ----------------------------------------------------------------------

                 AUSTRALIA--5.2%
        11,816   Alinta, Ltd..................................  $   87,587
        47,773   Alumina, Ltd.................................     201,643
        44,742   Amcor, Ltd...................................     227,312
        75,293   AMP, Ltd.....................................     369,229
             1   Ansell, Ltd..................................           8
        18,360   Aristocrat Leisure, Ltd. (c).................     161,336
        74,940   Australia & New Zealand Banking Group, Ltd...   1,237,612
        21,537   Australia Gas & Light Co., Ltd...............     232,964
         4,340   Australian Stock Exchange, Ltd. (c)..........      76,249
        39,352   AXA Asia Pacific Holdings, Ltd...............     130,857
       147,335   BHP Billiton, Ltd............................   2,017,497
        29,000   BlueScope Steel, Ltd.........................     179,940
        26,326   Boral, Ltd...................................     129,475
        38,624   Brambles Industries, Ltd. (c)................     239,622
         6,631   Caltex Australia.............................      79,986
        32,700   Centro Properties Group (c)..................     146,626
       100,244   CFS Gandel Retail Trust......................     127,815
        24,265   Coca-Cola Amatil, Ltd........................     145,701
         2,300   Cochlear, Ltd................................      68,437
        48,402   Coles Myer, Ltd..............................     339,803
        53,051   Commonwealth Bank of Australia...............   1,530,521
        16,060   Computershare, Ltd...........................      71,239
         8,128   CSL, Ltd. (c)................................     207,740
        61,958   CSR, Ltd.....................................     125,936
        98,329   DB RREEF Trust...............................     102,099
        89,550   Foster's Group, Ltd..........................     362,310
             1   Futuris Corp., Ltd...........................           1
        83,404   General Property Trust (c)...................     231,419
        64,870   Insurance Australia Group, Ltd...............     295,926
        66,456   Investa Property Group.......................      98,083
        27,250   James Hardie Industries NV...................     156,882
        42,720   John Fairfax Holdings, Ltd...................     139,441
        15,118   Lend Lease Corp., Ltd........................     149,010
        20,419   Lion Nathan, Ltd. (c)........................     117,558
        30,135   Macquarie Airports (c).......................      82,010
         9,060   Macquarie Bank, Ltd. (c).....................     410,258
        15,865   Macquarie Communications Infrastructure Group      75,982
        62,824   Macquarie Goodman Co. (c)....................     195,075
        93,457   Macquarie Infrastructure Group...............     295,317
        27,102   Mayne Group, Ltd.............................      97,515
        35,667   Mirvac Group (c).............................      96,871
        30,696   Multiplex Group (c)..........................      67,837
        64,852   National Australia Bank, Ltd.................   1,516,599
        16,271   Newcrest Mining, Ltd.........................     214,984
        12,587   Orica, Ltd...................................     170,213
        40,383   Origin Energy, Ltd...........................     234,193
        36,238   Patrick Corp., Ltd...........................     153,709
         1,660   Perpetual Trustees Australia, Ltd............      72,348
         5,684   Publishing & Broadcasting, Ltd...............      64,146
        36,314   Qantas Airways...............................      92,987
        30,539   QBE Insurance Group, Ltd.....................     372,083
        38,806   Rinker Group, Ltd............................     410,232
        11,727   Rio Tinto, Ltd. (c)..........................     398,276
        26,929   Santos, Ltd..................................     231,727
        11,475   Sonic Healthcare, Ltd........................     109,235
        56,289   Stockland....................................     236,520

                                                                    VALUE
    SHARES                                                         (NOTE 1)
  ---------------------------------------------------------------------------

              AUSTRALIA--(CONTINUED)
    22,444    Suncorp-Metway, Ltd............................... $   343,125
    23,353    TABCORP Holdings, Ltd. (c)........................     291,337
    88,784    Telstra Corp., Ltd................................     342,015
    10,122    Toll Holdings, Ltd................................     100,395
    32,744    Transurban Group (c)..............................     185,329
    15,371    Wesfarmers, Ltd...................................     466,686
    60,823    Westfield Group (c)...............................     820,250
    74,992    Westpac Banking Corp..............................   1,136,630
    19,777    Woodside Petroleum, Ltd...........................     439,448
    45,427    Woolworths, Ltd. (c)..............................     569,245
                                                                 -----------
                                                                  20,080,441
                                                                 -----------

              AUSTRIA--0.4%
     1,745    Bank Austria Creditanstalt AG.....................     181,634
     6,035    Erste Bank der oesterreichischen Sparkassen AG....     301,984
    14,515    IMMOFINANZ Immobilien Anlagen AG (b) (c)..........     133,024
     4,628    Meinl European Land...............................      80,245
       717    OMV AG............................................     312,000
    14,882    Telekom Austria AG (c)............................     289,395
       536    Verbund-Oesterreichische Elektrizitaetswirtschafts
               AG...............................................     147,936
     3,825    Wienerberger AG...................................     177,511
                                                                 -----------
                                                                   1,623,729
                                                                 -----------

              BELGIUM--1.3%
     4,172    AGFA-Gevaert NV (c)...............................     115,264
     6,690    Belgacom S.A. (b).................................     228,120
       850    Colruyt S.A. (c)..................................     115,746
     3,500    Delhaize Group, Plc. (c)..........................     209,946
    24,396    Dexia S.A. (c)....................................     535,369
     1,111    Electrabel S.A. (c)...............................     485,330
         5    Fortis Banque S.A. (b) (i)........................           0
    49,576    Fortis S.A........................................   1,372,231
     2,884    Groupe Bruxelles Lambert S.A......................     249,327
     8,674    Interbrew S.A.....................................     293,492
     7,741    KBC Bancassurance Holding NV......................     610,297
     1,299    Mobistar S.A. (b).................................     108,606
     2,727    Solvay S.A........................................     280,083
     3,879    UCB S.A. (c)......................................     188,701
     1,128    Umicore S.A. (c)..................................      90,042
                                                                 -----------
                                                                   4,882,554
                                                                 -----------

              BERMUDA--0.0%
    52,000    Shangri-La Asia, Ltd. (c).........................      80,305
                                                                 -----------

              CAYMAN ISLAND--0.0%
    24,000    Kingboard Chemical................................      76,060
                                                                 -----------

              DENMARK--0.7%
        52    AP Moller-Maersk A/S..............................     494,088
     1,550    Carlsberg A/S (Class B) (c).......................      79,457
     2,000    Coloplast (c).....................................     115,936
     2,100    Danisco A/S.......................................     136,196
    18,100    Danske Bank A/S...................................     543,399
     1,100    DSV A/S (c).......................................      93,207

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-259

METROPOLITAN SERIES FUND, INC.

 MORGAN STANLEY EAFE INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                                  VALUE
      SHARES                                                     (NOTE 1)
    -----------------------------------------------------------------------

                DENMARK--(CONTINUED)
       13,000   GN Store Nord A/S (c).........................  $  146,947
        4,900   H. Lundbeck A/S (c)...........................     123,451
       10,275   Novo Nordisk A/S..............................     523,158
        2,315   Novozymes A/S (Series B) (c)..................     114,564
        8,538   TDC A/S.......................................     365,587
          900   Topdanmark A/S................................      65,458
        6,700   Vestas Wind Systems A/S (c)...................     110,627
                                                                ----------
                                                                 2,912,075
                                                                ----------

                FINLAND--1.4%
        1,900   Cargotec Corp. (c)............................      53,066
        6,650   Elisa Oyj.....................................     103,919
       14,700   Fortum Oyj....................................     235,826
        3,500   Kesko Oyj (c).................................      87,855
        1,900   Kone Oyj......................................     113,862
        4,832   Metso Oyj (c).................................     105,078
        5,875   Neste Oil, Oyj (b)............................     152,209
      192,250   Nokia Oyj.....................................   3,200,709
        4,900   Nokian Renkaat Oyj............................      89,393
        3,500   Orion-Yhtyma Oyj (Class B) (c)................      67,518
        4,300   Outokumpu Oyj (c).............................      55,394
       19,500   Sampo Oyj.....................................     303,985
       26,300   Stora Enso Oyj (c)............................     335,638
        4,080   Tietoenator Oyj...............................     123,693
       21,800   UPM-Kymmene Oyj (c)...........................     418,096
        3,251   Wartsila Oyj..................................      93,705
        2,950   Yit Yhtyma Oyj................................      98,510
                                                                ----------
                                                                 5,638,456
                                                                ----------

                FRANCE--8.9%
        8,527   Accor S.A. (c)................................     398,451
        4,923   Air France S.A. (c)...........................      74,449
        4,570   Air Liquide S.A. (c)..........................     777,193
       52,252   Alcatel S.A. (c)..............................     569,941
      161,897   ALSTOM S.A. (c)...............................     160,426
        2,285   Atos Origin S.A...............................     144,551
        2,708   Autoroutes du Sud de la France S.A. (c).......     154,391
        1,415   Autoroutes Paris (c)..........................      83,863
       60,516   AXA S.A. (c)..................................   1,505,620
       32,734   BNP Paribas S.A. (c)..........................   2,238,916
        8,131   Bouygues S.A. (c).............................     335,792
        2,531   Business Objects S.A. (b).....................      66,851
        5,888   Cap Gemini S.A. (c)...........................     186,449
       24,165   Carrefour S.A.................................   1,166,585
        1,385   Casino Guichard-Perrachon S.A. (c)............      97,052
        1,213   CNP Assurances S.A. (c).......................      77,473
       12,519   Compagnie de Saint-Gobain S.A. (c)............     692,113
        5,701   Compagnie Generale des Etablissements Michelin
                 (Class B) (c)................................     346,197
       27,719   Credit Agricole S.A. (c)......................     700,655
        1,991   Dassault Systemes S.A. (c)....................      96,171
        4,014   Essilor International S.A. (c)................     273,544
        3,546   Euronext NV...................................     119,713
       60,855   France Telecom S.A............................   1,768,679
        1,369   Gecina S.A. (c)...............................     155,463
       10,303   Groupe Danone (c).............................     903,717
          324   Hermes International S.C.A. (c)...............      65,308

                                                                VALUE
         SHARES                                                (NOTE 1)
       ------------------------------------------------------------------

                   FRANCE--(CONTINUED)
           1,108   Imerys S.A. (c).......................... $    76,274
             787   Klepierre S.A. (c).......................      75,010
          13,007   L'Oreal S.A. (c).........................     933,357
           6,879   Lafarge S.A. (c).........................     624,499
           4,929   Lagardere S.C.A. (c).....................     363,699
          10,320   LVMH Moet Hennessy Louis Vuitton S.A. (c)     794,919
           1,324   Neopost S.A. (c).........................     116,534
           5,214   Pagesjaunes Groupe.......................     121,671
           2,066   Pernod Ricard S.A. (c)...................     329,722
           6,652   Peugoet S.A. (c).........................     392,932
           2,633   Pinault-Printemps-Redoute S.A. (c).......     270,654
           6,168   Publicis Groupe (c)......................     181,548
           7,859   Renault S.A. (c).........................     690,931
           6,773   Sagem S.A................................     139,753
          43,739   Sanofi-Aventis (c).......................   3,582,329
           9,312   Schneider Electric S.A. (c)..............     700,201
          29,144   Scor.....................................      58,453
           4,636   Societe Television Francaise 1 S.A. (c)..     122,841
           1,148   Societe BIC S.A. (c).....................      68,487
          13,705   Societe Generale (c).....................   1,388,797
           3,534   Sodexho Alliance S.A. (c)................     109,002
          26,216   STMicroelectronics NV (c)................     417,421
          33,362   Suez S.A. (c)............................     902,695
           3,935   Technip S.A. (c).........................     183,039
           3,003   Thales S.A. (c)..........................     121,743
          10,757   Thomson S.A. (c).........................     256,148
          23,614   Total S.A................................   5,532,255
           1,978   Unibail S.A. (c).........................     253,430
           2,738   Valeo S.A. (c)...........................     122,596
          12,315   Veolia Environnement S.A. (c)............     461,217
           6,395   Vinci (c)................................     532,197
          44,325   Vivendi Universal S.A....................   1,388,662
           1,406   Zodiac S.A...............................      75,517
                                                             -----------
                                                              34,548,096
                                                             -----------

                   GERMANY--6.2%
           2,066   Adidas-Salomon AG (c)....................     344,793
          14,349   Allianz AG (c)...........................   1,643,166
           2,783   Altana AG (c)............................     159,080
          22,439   BASF AG..................................   1,487,870
          27,433   Bayer AG.................................     912,770
          23,472   Bayerishe Hypo-und Vereinsbank AG (b)....     610,707
             653   Beiersdorf AG (c)........................      73,286
           2,068   Celesio AG...............................     162,695
          18,271   Commerzbank AG...........................     395,184
           5,240   Continental AG...........................     376,853
          35,500   DaimlerChrysler AG.......................   1,438,463
          14,333   Depfa Bank, Plc..........................     229,375
          20,178   Deutsche Bank AG (c).....................   1,573,935
           4,460   Deutsche Boerse AG (c)...................     348,451
           9,290   Deutsche Lufthansa AG (c)................     113,833
          20,307   Deutsche Post AG.........................     474,353
         112,404   Deutsche Telekom AG (c)..................   2,078,156
          25,655   E.ON AG..................................   2,278,593
           1,889   Fresenius Medical Care AG (c)............     161,322

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-260

METROPOLITAN SERIES FUND, INC.

 MORGAN STANLEY EAFE INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                                   VALUE
      SHARES                                                      (NOTE 1)
    ------------------------------------------------------------------------

                GERMANY--(CONTINUED)
        3,332   HeidelbergCement AG............................ $   239,751
        2,301   Heidelberger Druckmaschinen AG.................      67,295
        2,617   Hochtief AG....................................      91,600
        5,095   Hypo Real Estate Holding AG (b)................     193,505
       25,219   Infineon Technologies AG.......................     234,241
        3,930   Linde AG (c)...................................     264,673
        5,766   MAN AG (c).....................................     238,716
        2,490   Merck KGAA.....................................     197,914
        6,117   Metro AG (c)...................................     302,917
        7,681   Munchener Ruckversicherungs-Gesellschaft AG (c)     818,375
        2,010   Premiere AG (c)................................      69,514
          696   Puma AG........................................     172,017
        4,617   Qiagen NV (b) (c)..............................      53,889
       17,384   RWE AG (c).....................................   1,117,770
        9,153   SAP AG.........................................   1,590,521
        6,709   Schering AG....................................     411,041
       33,587   Siemens AG.....................................   2,442,703
       15,177   ThyssenKrupp AG (c)............................     263,168
        6,275   TUI AG (c).....................................     154,929
       10,101   Volkswagen AG (c)..............................     461,002
          711   Wincor Nixdorf AG..............................      58,172
                                                                -----------
                                                                 24,306,598
                                                                -----------

                GREECE--0.6%
       11,892   Alpha Bank A.E.................................     316,135
        5,100   Coca-Cola Hellenic Bottling Co. S.A............     138,897
        2,740   Commercial Bank of Greece......................      81,007
        5,700   COSMOTE Mobile Telecommunications S.A..........     102,982
        8,560   EFG Eurobank Ergasias S.A......................     262,357
       11,510   Hellenic Telecommunications Organization S.A...     222,149
       12,345   National Bank of Greece S.A....................     421,268
        8,550   OPAP S.A.......................................     245,782
        8,250   Piraeus Bank S.A...............................     154,081
        4,890   Public Power Corp..............................     122,422
        3,060   Titan Cement Co. S.A...........................      94,200
                                                                -----------
                                                                  2,161,280
                                                                -----------

                HONG KONG--1.6%
       60,400   Bank of East Asia, Ltd.........................     177,958
      173,500   BOC Hong Kong Holdings, Ltd....................     327,178
       54,000   Cathay Pacific Airways, Ltd....................      98,160
       66,000   Cheung Kong Holdings, Ltd......................     637,884
       74,100   CLP Holdings, Ltd..............................     425,216
       42,000   Esprit Holdings, Ltd...........................     302,175
       85,000   Hang Lung Properties, Ltd......................     124,846
       31,500   Hang Seng Bank, Ltd............................     428,812
       32,000   Henderson Land Development Co..................     152,846
      153,046   Hong Kong & China Gas Co., Ltd.................     311,349
       59,000   Hong Kong Electric Co., Ltd....................     268,933
       46,000   Hong Kong Exchanges & Clearing, Ltd............     119,119
       46,000   Hopewell Holdings, Ltd.........................     117,895
       88,000   Hutchison Whampoa, Ltd.........................     790,680
      115,000   Johnson Electric Holdings, Ltd.................     105,316
       88,000   Li & Fung, Ltd.................................     182,031
       84,000   MTR Corp. (c)..................................     161,447

                                                                 VALUE
        SHARES                                                  (NOTE 1)
      --------------------------------------------------------------------

                  HONG KONG--(CONTINUED)
         89,000   New World Development Co., Ltd.............  $  108,846
        151,340   PCCW, Ltd. (c).............................      94,474
         80,000   Sino Land Co. (c)..........................      84,927
         56,000   Sun Hung Kai Properties, Ltd...............     550,681
         38,000   Swire Pacific, Ltd.........................     334,579
         46,500   Techtronic Industries Co., Ltd.............     117,112
         14,000   Television Broadcasts, Ltd.................      79,397
         59,000   The Wharf Holdings, Ltd....................     205,919
         23,500   Yue Yuen Industrial Holdings, Ltd..........      71,756
                                                               ----------
                                                                6,379,536
                                                               ----------

                  IRELAND--0.8%
         37,253   Allied Irish Banks, Plc....................     796,919
         39,002   Bank of Ireland............................     632,306
         21,425   CRH, Plc...................................     568,833
          5,274   DCC, Plc...................................     105,309
         15,841   Elan Corp., Plc. (b).......................     108,202
         10,061   Grafton Group, Plc.........................     116,593
          4,977   Iaws Group A...............................      69,633
         35,107   Independent News & Media, Plc..............     108,354
         11,864   Irish Life & Permanent, Plc................     207,670
          6,210   Kerry Group, Plc...........................     153,373
          5,519   Kingspan Group.............................      65,194
                                                               ----------
                                                                2,932,386
                                                               ----------

                  ITALY--3.7%
         19,805   Alleanza Assicurazioni S.p.A. (c)..........     214,774
         40,568   Assicuraziono Generali S.p.A. (c)..........   1,263,553
          4,027   Autogrill S.p.A. (c).......................      52,962
         11,782   Autostrade S.p.A. (c)......................     311,753
          9,160   Banca Antonveneta S.p.A. (c)...............     295,990
         10,160   Banca Fideuram S.p.A. (c)..................      48,005
        140,100   Banca Intesa S.p.A. (c)....................     639,363
         37,628   Banca Intesa S.p.A.--RNC (c)...............     160,502
         43,131   Banca Monte dei Paschi di Siena S.p.A. (c).     151,867
         69,554   Banca Nazionale del Lavoro S.p.A. (c)......     239,768
         15,605   Banca Popolare di Milano S.p.A.............     153,572
         13,495   Banche Popolari Unite S.c.ar.l. (c)........     267,521
         14,852   Banco Popolare di Verona e Novara S.c.ar.l.     252,955
          4,887   Bulgari S.p.A. (c).........................      54,611
         59,327   Capitalia S.p.A. (c).......................     330,515
         35,725   Edison S.p.A. (b)..........................      79,492
        154,067   Enel S.p.A. (c)............................   1,339,638
        107,258   Eni S.p.A. (c).............................   2,754,845
         21,620   FIAT S.p.A. (c)............................     156,833
        254,950   Finmeccanica S.p.A. (c)....................     237,394
              1   Italcementi S.p.A. (c).....................          16
          7,313   Luxottica Group S.p.A. (c).................     151,295
         34,780   Mediaset S.p.A. (c)........................     409,465
         19,731   Mediobanca S.p.A. (c)......................     368,708
          8,934   Mediolanum S.p.A. (c)......................      55,627
        110,803   Pirelli & Co. S.p.A. (c)...................     115,147
         12,808   Riunione Adriatica di Sicurta S.p.A. (c)...     248,686
         46,233   San Paolo IMI S.p.A. (c)...................     632,561
        174,380   Seat Pagine Gialle S.p.A. (b) (c)..........      72,507

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-261

METROPOLITAN SERIES FUND, INC.

 MORGAN STANLEY EAFE INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                               VALUE
         SHARES                                               (NOTE 1)
       -----------------------------------------------------------------

                   ITALY--(CONTINUED)
          41,749   Snam Rete Gas S.p.A..................... $   222,927
          52,360   T.E.R.N.A (c)...........................     135,438
         448,377   Telecom Italia S.p.A....................   1,393,673
         246,214   Telecom Italia S.p.A.-RNC (c)...........     637,550
         189,537   UniCredito Italiano S.p.A. (c)..........     997,625
                                                            -----------
                                                             14,447,138
                                                            -----------

                   JAPAN--20.6%
           3,130   Acom Co., Ltd...........................     200,055
           3,700   Advantest Corp. (c).....................     271,445
          27,800   AEON Co., Ltd...........................     423,622
           1,800   Aeon Credit Service Co., Ltd............     112,358
           2,475   Aiful Corp..............................     183,947
           8,500   Aisin Seiki Co., Ltd....................     183,823
          28,000   Ajinomoto Co., Inc......................     310,649
          20,000   All Nippon Airways Co., Ltd.............      60,879
           8,000   Alps Electric Co., Ltd. (c).............     121,971
          13,000   Amada Co., Ltd..........................      88,010
           2,600   Aoyama Trading Co., Ltd.................      65,177
          18,500   Asahi Breweries, Ltd....................     220,777
          42,000   Asahi Glass Co., Ltd....................     440,424
          50,000   Asahi Kasei Corp........................     237,072
           4,000   Bandai Co., Ltd. (c)....................      80,593
          12,000   Bank of Kyoto (c).......................     101,735
           3,900   Benesse Corp............................     124,530
          28,000   Bridgestone Corp........................     536,189
          31,400   Canon, Inc..............................   1,646,194
           9,800   Casio Computer Co., Ltd.................     127,721
              41   Central Japan Railway Co. (c)...........     316,303
           7,000   Chiyoda Corp............................      86,014
          24,900   Chubu Electric Power Co., Inc. (c)......     596,901
          12,900   Chugai Pharmaceutical Co., Ltd..........     199,204
          10,200   Citizen Watch Co., Ltd. (c).............      92,028
           6,800   Credit Saison Co., Ltd..................     225,536
           2,500   CSK Corp. (c)...........................      97,819
          27,000   Dai Nippon Printing Co., Ltd............     434,242
          14,000   Daicel Chemical Industries, Ltd. (c)....      73,366
          17,000   Daido Steel Co..........................      76,293
          11,600   Daiichi Pharmacy Co., Ltd...............     256,065
          10,300   Daikin Industries, Ltd. (c).............     256,655
          11,000   Daimaru, Inc............................      97,224
          23,000   Dainippon Ink & Chemicals, Inc. (c).....      73,302
           9,000   Dainippon Screen Manufacturing Co., Ltd.      60,435
           3,400   Daito Trust Construction Co., Ltd.......     127,053
          20,000   Daiwa House Industry Co., Ltd...........     228,242
          51,000   Daiwa Securities Group, Inc. (c)........     313,933
          23,000   Denki Kagaku Kogyo K.K..................      82,377
          22,200   Denso Corp..............................     505,165
              80   Dentsu, Inc.............................     197,023
          16,000   Dowa Mining Co., Ltd....................     105,887
             145   East Japan Railway Co...................     744,013
          10,300   Eisai Co., Ltd..........................     345,286
           6,000   Electric Power Development Co., Ltd. (c)     172,955
           2,300   FamilyMart Co., Ltd.....................      65,890
           7,600   Fanuc, Ltd..............................     482,060

                                                                    VALUE
    SHARES                                                         (NOTE 1)
  ---------------------------------------------------------------------------

              JAPAN--(CONTINUED)
      2,400   Fast Retailing Co., Ltd...........................  $  124,542
     24,000   Fuji Electric Holdings Co., Ltd...................      72,896
     20,600   Fuji Photo Film Co., Ltd..........................     670,781
     23,000   Fujikura, Ltd.....................................     112,029
     73,000   Fujitsu, Ltd......................................     380,237
      1,100   Hakuhodo Dy Holdings..............................      76,955
      9,000   Hino Motors, Ltd..................................      51,920
      1,200   Hirose Electric Co., Ltd..........................     131,677
      3,700   Hitachi Chemical Co., Ltd.........................      67,585
    131,000   Hitachi, Ltd......................................     793,956
      7,300   Hokkaido Electric Power Co., Inc..................     149,305
     60,000   Hokugin Financial Group, Inc. (c).................     183,890
     32,800   Honda Motor Co., Ltd..............................   1,614,959
      4,500   Hoya Corp.........................................     517,420
      4,300   Ibiden Co (c).....................................     112,574
         18   Inpex Corp........................................     101,244
     10,300   Isetan Co., Ltd...................................     128,843
     69,000   Ishikawajima-Harima Heavy Industries Co., Ltd. (c)      99,766
      1,200   ITO EN, Ltd.......................................      61,578
     14,800   Ito-Yokado Co., Ltd...............................     488,551
     65,000   Itochu Corp.......................................     326,681
      1,300   JAFCO Co., Ltd. (c)...............................      68,802
     39,000   Japan Airlines System Corp........................     104,977
         14   Japan Real Estate Investment Corp. (REIT) (c).....     118,943
          9   Japan Retail Fund Investment Corp. (REIT) (c).....      77,206
         39   Japan Tobacco, Inc................................     520,236
     23,500   JFE Holding, Inc..................................     578,059
     10,000   JGC Corp. (c).....................................     122,612
      8,400   JSR Corp. (c).....................................     176,236
     35,000   Kajima Corp. (c)..................................     128,810
     10,000   Kamigumi Co., Ltd.................................      76,926
     11,000   Kaneka Corp.......................................     122,973
     12,000   Kansai Paint Co. (c)..............................      77,054
     23,000   Kao Corp..........................................     542,388
     73,000   Kawasaki Heavy Industries, Ltd. (b) (c)...........     139,598
     19,000   Kawasaki Kisen Kaisha, Ltd. (c)...................     112,026
        108   KDDI Corp.........................................     498,750
     20,000   Keihin Electric Express Railway Co., Ltd. (c).....     122,353
     26,000   Keio Electric Railway Co., Ltd....................     140,267
      1,400   Keyence Corp......................................     311,949
     10,000   Kikkoman Corp. (c)................................      88,183
     61,120   Kintetsu Corp. (c)................................     186,615
     34,000   Kirin Brewery Co., Ltd. (c).......................     329,284
    118,000   Kobe Steel, Ltd. (c)..............................     221,909
     42,000   KOMATSU, Ltd......................................     324,551
      3,400   Konami Corp. (c)..................................      71,440
     17,500   Konica Minolta Holdings, Inc......................     162,644
      5,000   Koyo Seiko Co., Ltd...............................      66,776
     43,000   Kubota Corp.......................................     234,920
     19,000   Kuraray Co., Ltd..................................     179,562
      6,400   Kuraya Sanseido, Inc. (c).........................      85,305
      5,500   Kurita Water Industries, Ltd......................      84,687
      6,600   Kyocera Corp......................................     503,344
     16,000   Kyowa Hakko Kogyo Co., Ltd........................     103,311
     16,600   Kyushu Electric Power Co., Inc....................     360,407

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-262

METROPOLITAN SERIES FUND, INC.

 MORGAN STANLEY EAFE INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                                   VALUE
      SHARES                                                      (NOTE 1)
    ------------------------------------------------------------------------

                JAPAN--(CONTINUED)
        2,400   Lawson, Inc....................................  $   83,708
        6,600   Leopalace21 Corp. (c)..........................     109,356
        1,200   Mabuchi Motor Co., Ltd. (c)....................      69,086
        4,000   Makita Corp. (c)...............................      78,240
       55,000   Marubeni Corp..................................     187,831
       14,000   Marui Co., Ltd. (c)............................     187,656
       90,000   Matsushita Electric Industrial Co., Ltd........   1,366,841
       19,000   Matsushita Electric Works, Ltd.................     157,863
       14,000   Meiji Seika Kaisha, Ltd. (c)...................      68,820
           64   Millea Holdings, Inc. (c)......................     862,692
       75,157   Mitsubishi Chemical Corp. (c)..................     219,019
       49,500   Mitsubishi Corp................................     670,190
       82,000   Mitsubishi Electric Corp.......................     432,774
       47,000   Mitsubishi Estate Co., Ltd. (c)................     514,784
       18,000   Mitsubishi Gas & Chemical Co., Inc.............      91,903
      132,000   Mitsubishi Heavy Industries, Ltd...............     344,590
       52,000   Mitsubishi Materials Corp......................     122,230
       32,000   Mitsubishi Rayon Co., Ltd. (c).................     132,437
        9,000   Mitsubishi Securities (c)......................      79,293
          204   Mitsubishi Tokyo Financial Group, Inc..........   1,723,588
       60,000   Mitsui & Co., Ltd..............................     565,703
       24,000   Mitsui Chemicals, Inc..........................     140,401
       32,000   Mitsui Engineering & Shipbuilding Co., Ltd. (c)      62,637
       33,000   Mitsui Fudosan Co., Ltd........................     369,802
       30,000   Mitsui Mining & Smelting Co., Ltd..............     140,290
       47,000   Mitsui OSK Lines, Ltd. (c).....................     288,140
       53,000   Mitsui Sumitomo Insurance Co., Ltd.............     475,522
       24,000   Mitsui Trust Holdings, Inc. (c)................     245,069
       18,000   Mitsukoshi, Ltd................................      80,752
          349   Mizuho Financial Group, Inc....................   1,573,103
        8,900   Murata Manufacturing Co., Ltd..................     450,294
       74,000   NEC Corp.......................................     398,035
        1,600   NEC Electronics Corp. (c)......................      71,821
           22   NET One Systems Co., Ltd. (c)..................      56,508
       13,000   NGK Insulators, Ltd............................     126,230
       11,000   NGK Spark Plug Co., Ltd........................     126,321
        2,300   Nidec Corp.....................................     242,415
       71,000   Nikko Cordial Corp.............................     310,586
       12,000   Nikon Corp. (c)................................     135,301
        4,000   Nintendo Co., Ltd..............................     417,053
           13   Nippon Building Fund, Inc. (REIT) (c)..........     117,253
        9,000   Nippon Electronic, Inc.........................     134,956
       38,000   Nippon Express Co., Ltd........................     164,460
       11,000   Nippon Meat Packers, Inc.......................     127,604
       31,500   Nippon Mining Holdings, Inc....................     178,213
       52,000   Nippon Oil Corp................................     352,439
       24,000   Nippon Sheet Glass Co., Ltd....................      93,651
      256,000   Nippon Steel Corp. (c).........................     592,591
          219   Nippon Telephone & Telegraph Corp..............     939,494
           49   Nippon Unipac Holding..........................     179,801
       45,000   Nippon Yusen Kabushiki Kaisha..................     257,281
        8,000   Nissan Chemical Industries, Ltd. (c)...........      85,701
       94,600   Nissan Motor Co., Ltd. (c).....................     932,110
       12,000   Nisshin Seifun Group, Inc......................     124,082
       31,000   Nisshin Steel Co., Ltd. (c)....................      77,451
        5,000   Nissin Food Products Co., Ltd..................     128,137

                                                              VALUE
           SHARES                                            (NOTE 1)
         --------------------------------------------------------------

                     JAPAN--(CONTINUED)
             6,800   Nitto Denko Corp.....................  $  387,133
             4,000   NOK Corp.............................     111,203
            76,000   Nomura Holdings, Inc.................     903,206
                10   Nomura Real Estate...................      75,939
               900   Nomura Research Institute, Ltd.......      89,154
            18,000   NSK, Ltd.............................      92,166
            20,000   NTN Corp.............................     107,117
                62   NTT Data Corp. (c)...................     210,602
               733   NTT DoCoMo, Inc......................   1,078,513
            28,000   Obayashi Corp........................     149,600
            27,000   Odakyu Electric Railway Co., Ltd. (c)     142,885
            39,000   OJI Paper Co., Ltd...................     203,008
            20,000   Oki Electric Industry Co., Ltd.......      70,162
             9,000   Olympus Corp. (c)....................     172,011
             9,000   Omron Corp...........................     198,461
             5,000   Onward Kashiyama Co., Ltd............      63,226
             2,600   Oriental Land Co., Ltd...............     154,070
             3,500   ORIX Corp............................     523,819
            84,000   Osaka Gas Co., Ltd...................     264,954
             6,600   Pioneer Corp. (c)....................      99,309
             3,750   Promise Co., Ltd.....................     239,552
               210   Rakuten, Inc. (c)....................     167,527
           200,000   Resona Holdings, Inc. (b) (c)........     371,809
            27,000   Ricoh Co., Ltd. (c)..................     419,924
             4,300   Rohm Co., Ltd........................     412,915
             5,000   Sanken Electric Co., Ltd. (c)........      64,924
            16,900   Sankyo Co., Ltd. (c).................     323,731
             2,800   Sankyo Co., Ltd./ Gunma..............     129,828
             3,600   Santen Pharm Co (c)..................      81,773
            70,000   Sanyo Electric Co., Ltd. (c).........     178,240
            13,000   Sapporo Holdings, Ltd. (c)...........      62,532
             9,000   Secom Co., Ltd.......................     385,887
             2,700   Sega Sammy Holdings, Inc.............     165,037
             4,100   Seiko Epson Corp.....................     136,359
            20,000   Sekisui Chemical Co., Ltd............     137,308
            21,000   Sekisui House, Ltd...................     211,509
            15,300   Seven-Eleven Japan Co., Ltd..........     423,600
               280   SFCG Co., Ltd. (c)...................      65,373
            41,000   Sharp Corp...........................     638,784
               900   Shimamura Co., Ltd...................      75,747
             4,600   Shimano, Inc.........................     130,620
            29,000   Shimizu Corp.........................     134,456
            15,200   Shin-Etsu Chemical Co., Ltd..........     574,959
            24,000   Shinko Securities....................      75,624
            40,000   Shinsei Bank, Ltd....................     214,851
            15,000   Shionogi & Co., Ltd. (c).............     192,706
            14,000   Shiseido Co., Ltd....................     176,609
            52,000   Showa Denko K.K......................     122,872
             9,900   Showa Shell Sekiyu K.K. (c)..........      98,977
             2,600   SMC Corp.............................     282,240
            10,500   Softbank Corp. (c)...................     409,800
               244   Softbank Investment Corp. (c)........      81,761
            36,000   Sompo Japan Insurance, Inc...........     362,015
            38,300   Sony Corp............................   1,320,126
             5,600   Stanley Electric Co., Ltd............      90,544
            64,000   Sumitomo Chemical Co., Ltd...........     293,235

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-263

METROPOLITAN SERIES FUND, INC.

 MORGAN STANLEY EAFE INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                               VALUE
          SHARES                                              (NOTE 1)
        -------------------------------------------------------------------

                    JAPAN--(CONTINUED)
           44,000   Sumitomo Corp..........................  $  350,814
           31,000   Sumitomo Electric Industries, Ltd......     315,095
           25,000   Sumitomo Heavy Industries, Ltd.........     119,460
          176,000   Sumitomo Metal Industries, Ltd.........     298,387
           27,000   Sumitomo Metal Mining Co., Ltd.........     184,289
              170   Sumitomo Mitsui Financial Group, Inc...   1,146,365
           16,000   Sumitomo Realty & Development Co., Ltd.     178,409
            8,000   Sumitomo Rubber (c)....................      81,404
            2,300   Suzuken Co., Ltd.......................      57,964
            9,750   T&D Holdings, Inc......................     456,480
           42,000   Taiheiyo Cement Corp...................     112,113
           39,000   Taisei Corp............................     131,293
            8,000   Taisho Pharmaceutical Co., Ltd.........     155,323
           12,000   Takashimaya Co., Ltd. (c)..............     107,057
           36,700   Takeda Chemical Industries, Ltd........   1,816,158
            4,610   Takefuji Corp..........................     311,509
           11,000   Tanabe Seiyaku Co......................     106,161
            4,900   TDK Corp...............................     332,801
           36,000   Teijin, Ltd. (c).......................     166,893
            8,100   Terumo Corp............................     232,876
           16,000   The 77 Bank, Ltd.......................      98,167
           23,000   The Bank of Fukuoka, Ltd. (c)..........     135,900
           48,000   The Bank of Yokohama, Ltd..............     276,012
           29,000   The Chiba Bank, Ltd....................     190,399
           30,000   The Furukawa Electric Co., Ltd. (c)....     115,710
           21,000   The Gunma Bank, Ltd....................     126,359
           32,000   The Joyo Bank, Ltd.....................     156,586
           32,400   The Kansai Electric Power Co., Inc.....     651,363
           22,000   The Nishi-Nippon Bank, Ltd.............      95,469
           27,000   The Shizuoka Bank, Ltd. (c)............     231,244
           52,000   The Sumitomo Trust & Banking Co., Ltd..     315,407
           13,000   The Suruga Bank, Ltd...................     105,951
           48,000   The Tokyo Electric Power, Ltd..........   1,146,783
            6,000   THK Co., Ltd. (c)......................     123,557
           31,000   Tobu Railway Co., Ltd..................     112,293
            8,000   Toho Co., Ltd. (c).....................     115,007
           17,600   Tohoku Electric Power Co., Inc.........     375,874
           10,000   Tokuyama Corp. (c).....................      71,080
            7,700   Tokyo Electron, Ltd....................     404,077
          101,000   Tokyo Gas Co., Ltd. (c)................     377,440
            5,400   Tokyo Steel Manufacturing (c)..........      68,061
           11,000   Tokyo Tatemono Co. (c).................      73,573
           47,000   Tokyu Corp.............................     210,275
           15,000   Tokyu Land Corp. (c)...................      70,287
           12,000   TonenGeneral Sekiyu K.K. (c)...........     129,829
           22,000   Toppan Printing Co., Ltd. (c)..........     232,823
           58,000   Toray Industries, Inc..................     274,257
          128,000   Toshiba Corp...........................     507,679
           27,000   Tosoh Corp.............................     111,485
           10,000   Tostem Inax Holding Corp...............     169,447
           12,000   Toto, Ltd. (c).........................      94,638
            8,000   Toyo Seikan Kaisha, Ltd................     126,059
           27,000   Toyobo Co., Ltd........................      62,806
            8,100   Toyota Industries Corp.................     220,073
          119,000   Toyota Motor Corp......................   4,258,376

                                                                 VALUE
        SHARES                                                  (NOTE 1)
      --------------------------------------------------------------------

                  JAPAN--(CONTINUED)
         7,000    Toyota Tsusho Corp......................... $   113,719
         4,000    Trend Micro, Inc. (c)......................     141,502
        39,000    Ube Industries, Ltd........................      78,985
           162    UFJ Holdings, Inc..........................     840,668
         2,400    Uni-Charm Corp.............................      96,490
         6,000    UNY Co., Ltd...............................      67,961
         4,000    Ushio, Inc.................................      70,938
         1,070    USS Co., Ltd. (c)..........................      68,452
         5,000    Wacoal Corp. (c)...........................      63,486
            67    West Japan Railway Co......................     230,068
            84    Yahoo! Japan Corp. (c).....................     175,614
         7,000    Yakult Honsha Co., Ltd. (c)................     125,997
         3,500    Yamada Denki Co., Ltd. (c).................     200,447
         8,100    Yamaha Corp................................     125,984
         7,100    Yamaha Motor Co., Ltd. (c).................     129,352
        22,100    Yamanouchi Pharmaceutical Co., Ltd.........     754,873
        17,000    Yamato Transport Co., Ltd..................     235,199
         8,100    Yokogawa Electric Corp.....................      99,801
         8,000    Zeon Corp..................................      69,104
                                                              -----------
                                                               79,957,171
                                                              -----------

                  LUXEMBOURG--0.1%
        21,184    Arcelor S.A. (c)...........................     413,606
        16,200    Stolt Offshore Co..........................     146,548
                                                              -----------
                                                                  560,154
                                                              -----------

                  NETHERLANDS--4.7%
        72,152    ABN AMRO Holdings NV.......................   1,772,408
        60,074    Aegon NV...................................     774,772
        11,384    Akzo Nobel NV (c)..........................     446,962
        19,715    ASML Holding NV (b)........................     308,316
         2,452    Corio NV...................................     136,514
         3,147    DSM NV.....................................     214,985
         9,835    European Aeronautic Defense & Space Co. (c)     312,214
         5,253    Getronics NV...............................      61,901
         9,685    Heineken NV................................     298,496
         1,921    IHC Caland NV..............................     131,554
        77,185    ING Groep NV...............................   2,172,382
        64,989    Koninklijke Ahold NV.......................     532,721
        87,586    Koninklijke KPN NV.........................     733,905
         6,912    Koninklijke Numico NV (b)..................     275,773
        54,260    Koninklijke Philips Electronics NV.........   1,365,000
         1,866    Randstad Holding NV........................      64,242
        27,759    Reed Elsevier NV...........................     385,927
         1,821    Rodamco Europe NV..........................     149,138
        85,724    Royal Dutch Petroleum Co...................   5,581,465
        16,753    TPG NV.....................................     424,376
        23,558    Unilever NV................................   1,525,691
         6,643    Vedior NV..................................      93,448
         9,318    VNU NV.....................................     259,205
         1,209    Wereldhave NV..............................     128,951
        11,043    Wolters Kluwer NV..........................     210,705
                                                              -----------
                                                               18,361,051
                                                              -----------

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-264

METROPOLITAN SERIES FUND, INC.

 MORGAN STANLEY EAFE INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                                      VALUE
   SHARES                                                            (NOTE 1)
 ------------------------------------------------------------------------------

             NEW ZEALAND--0.2%
    86,597   Auckland International Airport, Ltd..................  $  143,821
    25,913   Contact Energy, Ltd..................................     138,742
    32,933   Fletcher Building, Ltd...............................     157,822
    94,584   Telecom Corp. of New Zealand, Ltd. (c)...............     395,098
                                                                    ----------
                                                                       835,483
                                                                    ----------

             NORWAY--0.7%
    28,330   DnB NOR ASA (c)......................................     293,777
     2,700   Frontline, Ltd. (c)..................................     106,602
     6,200   Norsk Hydro ASA (c)..................................     566,434
     5,300   Norske Skogindustrier ASA (c)........................      86,805
     8,650   Orkla ASA (c)........................................     317,389
    28,600   Statoil ASA (c)......................................     580,956
    11,400   Storebrand ASA (c)...................................     106,613
     6,500   Tandberg ASA (c).....................................      69,388
    40,300   Telenor ASA (c)......................................     319,791
    10,000   Yara International ASA (b) (c).......................     158,076
                                                                    ----------
                                                                     2,605,831
                                                                    ----------

             PORTUGAL--0.3%
    90,981   Banco Comercial Portugues S.A........................     232,870
     5,453   Banco Espirito Santo S.A.............................      84,973
    14,724   Brisa-Auto Estradas de Portugal S.A. (c).............     115,592
    93,497   Energias de Portugal S.A.............................     235,267
    36,975   Portugal Telecom, SGPS, S.A. (c).....................     352,417
    47,310   Sonae S.A. (c).......................................      65,199
                                                                    ----------
                                                                     1,086,318
                                                                    ----------

             SINGAPORE--0.8%
    66,000   Capitaland, Ltd. (c).................................      92,938
    27,000   City Developments, Ltd...............................     119,539
   108,000   ComfortDelGro Corp., Ltd.............................     107,808
    52,978   DBS Group Holdings, Inc..............................     447,895
    10,400   Fraser & Neave, Ltd..................................      96,501
    29,000   Keppel Corp., Ltd. (c)...............................     214,346
    47,440   Oversea-Chinese Banking Corp. (c)....................     325,873
    34,000   Singapore Airlines, Ltd..............................     225,410
    93,250   Singapore Press Holdings, Ltd........................     237,515
    76,000   Singapore Technologies Engineering, Ltd..............     108,882
   315,650   Singapore Telecommunications, Ltd....................     518,536
    55,392   United Overseas Bank, Ltd............................     465,644
     5,540   United Overseas Land, Ltd............................       7,480
    13,000   Venture Corp., Ltd...................................     122,987
                                                                    ----------
                                                                     3,091,354
                                                                    ----------

             SPAIN--3.8%
     9,909   Abertis Infraestructuras S.A. (c)....................     251,829
     1,601   Acciona S.A. (c).....................................     158,371
     7,712   Acerinox S.A. (c)....................................     104,796
    10,808   ACS, Actividades de Construccion & Servicios S.A. (c)     301,561
    11,165   Altadis S.A..........................................     466,878
    11,968   Amadeus Global Travel Distribution S.A...............     104,759
     3,400   Antena 3 TV..........................................      67,939
     3,741   Azucarera Ebro SA (c)................................      66,399

                                                                  VALUE
      SHARES                                                     (NOTE 1)
    -----------------------------------------------------------------------

                SPAIN--(CONTINUED)
      140,370   Banco Bilbao Vizcaya Argentaria S.A........... $ 2,160,691
       34,875   Banco Popular Esp. (c)........................     420,751
      244,680   Banco Santander Central Hispano S.A. (c)......   2,826,431
        8,063   Cintra Conces, Plc. (c).......................      94,430
        4,847   Corporacion Mapfre S.A........................      72,291
       39,972   Endesa S.A. (c)...............................     935,906
        1,837   Fomento de Construcciones & Contratas S.A. (c)     103,208
        4,490   Gamesa Corporacion Tecnologica S.A. (c).......      60,714
        7,562   Gas Natural SDG S.A. (c)......................     222,328
        2,605   Grupo Ferrovial S.A. (c)......................     167,410
       33,697   Iberdrola S.A. (c)............................     886,414
       15,771   Iberia Lineas Aereas de Espana S.A. (c).......      45,068
        7,404   Indra Sistemas S.A. (c).......................     146,286
        9,525   Industria de Diseno Textil S.A................     244,721
        1,359   Inmobilia Colonial............................      72,238
        2,474   Metrovacesa S.A...............................      13,418
        2,474   Metrovacesa S.A. (c)..........................     145,781
        3,071   Promotora de Informaciones S.A................      59,373
       38,238   Repsol YPF S.A. (c)...........................     973,719
        3,741   Sacyr Vallehermoso S.A. (c)...................      88,182
        1,552   Sogecable S.A. (b) (c)........................      55,057
        7,177   Telefonica Publica de Informacion S.A. (c)....      62,563
      190,383   Telefonica S.A................................   3,109,806
        8,796   Union Fenosa S.A. (c).........................     267,420
                                                               -----------
                                                                14,756,738
                                                               -----------

                SWEDEN--2.3%
        4,300   Alfa Laval AB (c).............................      62,085
       15,700   Assa Abloy AB (Series B) (c)..................     201,487
       14,700   Atlas Copco AB (Series A) (c).................     232,502
       10,200   Atlas Copco AB (Series B) (c).................     146,414
        2,200   Castellum AB (c)..............................      89,544
       12,000   Electrolux AB (c).............................     255,185
       10,300   Eniro AB......................................     116,965
       10,800   Gambro AB (Class A)...........................     144,181
        9,500   Getinge AB (Class B) (c)......................     129,370
       20,550   Hennes & Mauritz AB (Series B) (c)............     721,891
        2,500   Holmen AB (Series B) (c)......................      67,431
        2,450   Modern Times Group AB (Class B) (b)...........      74,869
       90,662   Nordea Bank AB (c)............................     822,046
        9,350   Sandvik AB (c)................................     346,013
        4,300   Scania AB (Series B) (c)......................     158,162
       13,000   Securitas AB (c)..............................     216,472
       44,300   Skandia Insurance Co., Ltd. (c)...............     243,132
       19,700   Skandinaviska Enskilda Banken AB (c)..........     326,821
       15,200   Skanska AB....................................     187,391
       18,000   SKF AB (c)....................................     183,569
        8,200   Svenska Cellulosa AB (c)......................     262,116
       22,600   Svenska Handelsbanken AB (c)..................     460,708
       14,600   Swedish Match AB (c)..........................     165,508
       18,100   Tele2 AB (c)..................................     169,626
      613,800   Telefonaktiebolaget LM Ericsson (Class B).....   1,961,630
       86,764   TeliaSonera AB................................     414,086
        4,500   Volvo AB (c)..................................     176,898

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-265

METROPOLITAN SERIES FUND, INC.

 MORGAN STANLEY EAFE INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                                 VALUE
       SHARES                                                   (NOTE 1)
     ---------------------------------------------------------------------

                 SWEDEN--(CONTINUED)
         9,300   Volvo AB (Series B)......................... $   377,535
         4,100   Wihlborgs Fastighe..........................      89,156
                                                              -----------
                                                                8,802,793
                                                              -----------

                 SWITZERLAND--6.4%
        82,172   ABB, Ltd. (b)...............................     535,602
         5,399   Adecco S.A. (c).............................     245,172
         2,554   Ciba Specialty Chemicals AG.................     148,347
         8,566   Clariant AG.................................     113,398
        22,334   Compagnie Financiere Richemont AG...........     748,857
        50,364   Credit Suisse Group (c).....................   1,976,547
           184   Geberit AG..................................     117,607
           267   Givaudan AG (c).............................     155,125
         7,740   Holcim, Ltd.................................     469,714
         4,790   Logitech International S.A. (c).............     154,046
         1,509   Lonza Group AG (c)..........................      83,345
        16,617   Nestle S.A. (c).............................   4,247,996
           917   Nobel Biocare Holding AG....................     185,644
        97,201   Novartis AG.................................   4,618,192
         1,750   Phonak Holding AG...........................      65,455
         1,740   Psp Swiss Property..........................      75,493
        29,092   Roche Holding AG............................   3,669,922
           303   Serono S.A. (Class B).......................     193,704
           176   SGS S.A. (c)................................     120,540
           295   SIG Holding AG..............................      66,662
           318   Straumann Holding AG........................      66,179
           153   Sulzer AG...................................      62,999
         3,574   Swatch Group AG (c).........................     101,964
         1,638   Swatch Group AG (Class B) (c)...............     229,586
        13,492   Swiss Reinsurance Co. (c)...................     827,175
         1,060   Swisscom AG.................................     345,283
         4,377   Syngenta AG.................................     448,460
         1,887   Synthes, Inc. (b)...........................     206,851
        44,277   UBS AG......................................   3,446,863
         5,998   Zurich Financial Services AG................   1,030,431
                                                              -----------
                                                               24,757,159
                                                              -----------

                 UNITED KINGDOM--23.7%
        24,124   3i Group, Plc...............................     292,330
        38,895   Aegis Group, Plc............................      69,035
         9,863   Alliance Unichem, Plc.......................     149,853
        19,748   AMEC, Plc...................................     116,384
        28,888   Amvescap, Plc...............................     171,428
        58,460   Anglo American, Plc.........................   1,372,612
        54,960   ARM Holdings, Plc...........................     111,103
         7,903   Arriva, Plc.................................      77,027
        14,900   Associated British Portfolios Holdings, Plc.     130,964
        67,934   AstraZeneca, Plc............................   2,808,424
        97,559   Aviva, Plc..................................   1,083,579
        43,274   BAA, Plc....................................     480,037
       131,197   BAE Systems, Plc............................     671,889
        23,744   Balfour Beatty, Plc.........................     140,466
       270,308   Barclays, Plc...............................   2,683,216
        11,202   Barratt Developments, Plc...................     143,576
        25,670   BBA Group, Plc..............................     141,741

                                                             VALUE
           SHARES                                           (NOTE 1)
         -------------------------------------------------------------

                     UNITED KINGDOM--(CONTINUED)
             4,518   Bellway, Plc........................  $   69,688
             4,020   Berkeley Group Holdings.............      65,718
           149,645   BG Group, Plc.......................   1,226,888
           104,116   BHP Billiton, Plc...................   1,335,985
            22,444   BOC Group, Plc......................     402,441
            30,061   Boots Group, Plc....................     327,306
             5,148   Bovis Homes Group...................      65,452
           885,629   BP, Plc.............................   9,213,249
            23,580   BPB, Plc............................     222,769
            29,427   Brambles Industries, Plc............     160,638
             8,490   Britannic Group.....................      77,383
            21,657   British Airways, Plc................     101,857
            67,985   British America Tobacco, Plc........   1,313,735
            20,958   British Land Co., Plc...............     328,541
            50,886   British Sky Broadcasting Group, Plc.     479,757
            11,049   Brixton, Plc........................      70,372
           359,504   BT Group, Plc.......................   1,475,801
            17,535   Bunzl, Plc..........................     163,815
            91,319   Cable & Wireless, Plc...............     242,967
            86,840   Cadbury Schweppes, Plc..............     827,009
            31,881   Capita Group, Plc...................     209,518
             6,828   Carnival, Plc.......................     387,954
            11,534   Cattles, Plc........................      63,530
           162,561   Centrica, Plc.......................     674,158
             5,056   Close Brothers Group, Plc...........      66,639
             4,504   Cobham, Plc.........................     114,200
            87,101   Compass Group, Plc..................     365,553
           232,233   Corus Group, Plc....................     173,188
            11,302   Daily Mail & General Trust, Plc.....     132,819
           123,146   Diageo, Plc.........................   1,810,304
            76,665   Dixons Group, Plc...................     215,079
            16,808   Electrocomponents, Plc..............      72,142
             9,884   EMAP, Plc. (c)......................     137,431
            31,155   EMI Group, Plc......................     141,189
            16,706   Enterprise Inns, Plc................     248,952
            11,771   Exel, Plc...........................     178,284
            11,273   Filtrona, Plc.......................      49,099
            19,553   First Choice Holidays...............      66,771
            14,542   FirstGroup, Plc.....................      85,552
            74,684   Friends Provident, Plc..............     243,069
            27,285   Gallaher Group......................     405,017
            20,896   George Wimpey, Plc..................     163,971
            27,152   GKN, Plc............................     125,010
           241,690   GlaxoSmithKline, Plc................   5,833,845
            42,313   Group for Securicor, Inc............     110,979
            42,656   GUS, Plc............................     670,867
            13,769   Hammerson, Plc......................     218,726
            29,016   Hanson, Plc.........................     278,108
            70,144   Hays, Plc...........................     162,157
           161,434   HBOS, Plc...........................   2,485,363
            72,907   Hilton Group, Plc...................     372,580
            15,577   HMV Group, Plc......................      65,769
           462,401   HSBC Holdings, Plc..................   7,372,841
            18,682   ICAP, Plc...........................      99,206
            19,184   IMI, Plc............................     142,896
            46,384   Imperial Chemical Industries, Plc...     210,490

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-266

METROPOLITAN SERIES FUND, INC.

 MORGAN STANLEY EAFE INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                                VALUE
        SHARES                                                 (NOTE 1)
      -------------------------------------------------------------------

                  UNITED KINGDOM--(CONTINUED)
          30,566  Imperial Tobacco Group, Plc...............  $  821,229
           3,038  Inchcape, Plc.............................     111,681
          18,419  Intercontinental Hotels...................     231,804
          58,118  International Power, Plc. (b).............     214,474
           6,257  Intertek Group, Plc.......................      78,426
           9,426  Isoft Group...............................      70,682
           8,551  Johnson Matthey, Plc......................     163,205
          14,457  Kelda Group, Plc..........................     180,615
          27,443  Kesa Electricals, Plc.....................     136,896
         100,939  Kingfisher, Plc...........................     442,651
          20,412  Land Securities Group, Plc................     507,347
         280,862  Legal & General Group, Plc................     577,207
           9,441  Liberty International, Plc................     163,705
         230,365  Lloyds TSB Group, Plc.....................   1,948,027
          27,743  LogicaCMG, Plc............................      86,087
          10,312  London Stock Exchange, Plc................      90,751
          13,407  Man Group, Plc............................     346,582
          72,166  Marks & Spencer Group, Plc................     464,880
          22,314  Meggitt, Plc..............................     112,830
          21,309  Misys, Plc................................      90,422
          19,201  Mitchells & Butlers, Plc..................     114,498
           5,547  National Express Group, Plc...............      90,056
         130,136  National Grid Transco, Plc................   1,258,940
          10,683  Next, Plc.................................     287,844
          32,448  Pearson, Plc..............................     380,811
          11,884  Persimmon, Plc............................     166,077
          35,779  Pilkington, Plc...........................      76,534
           9,416  Provident Financial, Plc..................     121,174
         101,293  Prudential, Plc...........................     896,102
          10,056  Punch Taverns, Plc........................     131,625
          33,378  Rank Group, Plc...........................     160,255
          25,092  Reckitt Benckiser, Plc....................     737,557
          55,180  Reed Elsevier, Plc........................     527,045
          76,753  Rentokil Initial, Plc.....................     218,626
          57,933  Reuters Group, Plc........................     408,545
          21,234  Rexam, Plc................................     182,762
          43,991  Rio Tinto, Plc............................   1,339,921
          70,620  Rolls-Royce Group, Plc....................     362,220
       2,980,400  Rolls-Royce Group, Plc. (Class B).........       5,342
         111,169  Royal & Sun Alliance Insurance Group, Plc.     166,435
         132,374  Royal Bank of Scotland Group, Plc.........   3,987,968
          38,439  SABMiller, Plc............................     598,346
          61,607  Sage Group, Ltd...........................     246,040
          61,769  Sainsbury Co..............................     314,867
           4,373  Schroders, Plc............................      59,164
          31,697  Scottish & Newcastle, Plc.................     262,473
          36,716  Scottish & Southern Energy, Plc...........     664,152
          79,445  Scottish Power, Plc.......................     704,118
          26,863  Serco Group, Plc..........................     122,355
          13,704  Severn Trent, Plc. (c)....................     249,129
         397,394  Shell Transport & Trading Co., Plc........   3,851,258
          90,531  Signet Group, Plc.........................     175,859
          15,709  Slough Estates, Plc.......................     146,282
          37,819  Smith & Nephew, Plc.......................     372,395
          25,283  Smiths Group, Plc.........................     415,958
          29,429  Stagecoach Group, Plc.....................      62,044
          20,205  Tate & Lyle, Plc..........................     172,321

                                                                     VALUE
      SHARES                                                        (NOTE 1)
    --------------------------------------------------------------------------

                   UNITED KINGDOM--(CONTINUED)
        21,488     Taylor Woodrow, Plc........................... $    129,657
       318,859     Tesco, Plc....................................    1,816,960
         6,929     The Davis Service Group, Plc..................       56,270
        37,487     The Peninsular & Oriental Steam Navigation Co.      212,656
        11,100     TI Automotive, Ltd. (b) (i)...................            0
        30,300     Tomkins, Plc..................................      141,305
         4,822     Travis Perkins................................      149,870
        11,804     Trinity Mirror, Plc...........................      130,208
       116,827     Unilever, Plc.................................    1,123,318
        21,916     United Utilities, Plc.........................      258,583
        13,082     United Utilities, Plc. (Class A)..............       77,417
        10,473     Utd Business Media............................       92,756
     2,680,381     Vodafone Group, Plc...........................    6,515,784
        10,230     Whitbread.....................................      174,176
        16,542     William Hill, Plc.............................      159,238
        25,957     Wolseley, Plc.................................      543,915
        48,155     WPP Group, Plc................................      494,201
        27,933     Yell Group, Plc...............................      212,471
                                                                  ------------
                                                                    92,133,675
                                                                  ------------

                   UNITED STATES--4.8%
       359,500     iShares MSCI EAFE Index Fund (c)..............   18,834,205
                                                                  ------------
                   Total Common Stocks
                    (Identified Cost $328,859,748)...............  385,850,586
                                                                  ------------

    PREFERRED STOCKS--0.3%
    --------------------------------------------------------------------------

                   GERMANY--0.2%
           924     Fresenius Medical Care AG (c).................       64,391
         2,804     Henkel KGAA (c)...............................      250,830
           311     Porsche AG....................................      233,239
         2,809     ProSieben SAT, I Media AG.....................       48,241
         1,372     RWE AG........................................       78,619
         3,898     Volkswagen AG.................................      138,073
                                                                  ------------
                                                                       813,393
                                                                  ------------

                   SWITZERLAND--0.1%
           194     Schindler Holding AG..........................       69,947
                                                                  ------------
                   Total Preferred Stocks
                    (Identified Cost $621,907)...................      883,340
                                                                  ------------

    RIGHTS--0.0%
    --------------------------------------------------------------------------

                   ITALY--0.0%
         7,131     FinecoGroup S.p.A.............................       63,691
                                                                  ------------

                   SINGAPORE--0.0%
         9,488     Oversea-Chinese Banking Corp..................       36,551
                                                                  ------------

                   SPAIN--0.0%
         3,741     Sacyr Vallehersmoso S.A.......................        2,763
                                                                  ------------
                   Total Rights
                    (Identified Cost $96,704)....................      103,005
                                                                  ------------

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-267

METROPOLITAN SERIES FUND, INC.

 MORGAN STANLEY EAFE INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

SHORT TERM INVESTMENTS--0.6%

           FACE                                               VALUE
          AMOUNT                                             (NOTE 1)
        ----------------------------------------------------------------

                   UNITED STATES--0.6%
        $2,400,000 Federal Home Loan Bank 2.500%, 07/01/05 $  2,400,000
                                                           ------------
                   Total Short Term Investments
                    (Identified Cost $2,400,000)..........    2,400,000
                                                           ------------
                   Total Investments--100.1%
                    (Identified Cost $331,978,359) (a)....  389,236,931
                   Other assets less liabilities..........     (233,037)
                                                           ------------
                   TOTAL NET ASSETS--100%................. $389,003,894
                                                           ============

            TEN LARGEST INDUSTRIES                  PERCENTAGE OF
            JUNE 30, 2005                          TOTAL NET ASSETS
            ----------------------                 ----------------
            Commercial Banks......................       14.8%
            Oil, Gas & Consumable Fuels...........        8.4%
            Pharmaceuticals.......................        7.0%
            Investment Company....................        4.8%
            Diversified Telecommunication Services        4.3%
            Insurance.............................        3.9%
            Electric Utilities....................        3.3%
            Metals & Mining.......................        2.9%
            Food Products.........................        2.8%
            Automobiles...........................        2.7%

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-268

METROPOLITAN SERIES FUND, INC.

 MORGAN STANLEY EAFE INDEX PORTFOLIO

STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
JUNE 30, 2005 (UNAUDITED)

     ASSETS
       Investments at value.....................             $389,236,931
       Cash.....................................                   20,011
       Foreign cash at value
        (Identified cost $469,005 ).............                  463,056
       Collateral for securities loaned.........               78,136,702
       Receivable for:
        Securities sold.........................                  137,981
        Fund shares sold........................                  793,638
        Dividends and interest..................                  770,394
        Foreign taxes...........................                   86,705
                                                             ------------
         Total Assets...........................              469,645,418
     LIABILITIES
       Payable for:
        Fund shares redeemed.................... $   134,900
        Securities purchased....................   2,002,987
        Withholding taxes.......................      76,975
        Return of collateral for securities
         loaned.................................  78,136,702
       Accrued expenses:
        Management fees.........................      92,205
        Service and distribution fees...........      29,199
        Other expenses..........................     168,556
                                                 -----------
         Total Liabilities......................               80,641,524
                                                             ------------
     NET ASSETS.................................             $389,003,894
                                                             ============
       Net assets consist of:
        Capital paid in.........................             $333,974,870
        Undistributed net investment income.....                4,671,025
        Accumulated net realized losses.........               (6,884,677)
        Unrealized appreciation (depreciation)
         on investments and foreign currency
         transactions...........................               57,242,676
                                                             ------------
     NET ASSETS.................................             $389,003,894
                                                             ============
     Computation of offering price:
     CLASS A
     Net asset value and redemption price per
      share ($215,603,710 divided by
      19,176,198 shares outstanding)............             $      11.24
                                                             ============
     CLASS B
     Net asset value and redemption price per
      share ($104,158,281 divided by
      9,386,721 shares outstanding).............             $      11.10
                                                             ============
     CLASS E
     Net asset value and redemption price per
      share ($69,241,903 divided by
      6,179,914 shares outstanding).............             $      11.20
                                                             ============
     Identified cost of investments.............             $331,978,359
                                                             ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)

    INVESTMENT INCOME
      Dividends...............................               $  6,449,282(a)
      Interest................................                    191,437(b)
                                                             ------------
                                                                6,640,719
    EXPENSES
      Management fees......................... $    551,680
      Service and distribution fees--Class B..      108,184
      Service and distribution fees--Class E..       52,561
      Directors' fees and expenses............       10,290
      Custodian...............................      340,656
      Audit and tax services..................        7,200
      Legal...................................        6,823
      Printing................................       40,774
      Insurance...............................        3,284
      Miscellaneous...........................        2,309
                                               ------------
      Total expenses before reductions........    1,123,761
      Management fee waiver...................       (4,423)    1,119,338
                                               ------------  ------------
    NET INVESTMENT INCOME.....................                  5,521,381
                                                             ------------
    REALIZED AND UNREALIZED GAIN (LOSS)
    Realized gain (loss) on:
      Investments--net........................      595,984
      Foreign currency transactions--net......     (104,335)      491,649
                                               ------------
    Unrealized appreciation (depreciation) on:
      Investments--net........................  (12,465,629)
      Foreign currency transactions--net......      (28,434)  (12,494,063)
                                               ------------  ------------
    Net gain (loss)...........................                (12,002,414)
                                                             ------------
    NET INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS..........................               $ (6,481,033)
                                                             ============

(a)NET OF FOREIGN TAXES OF $871,908.
(b)INCLUDES INCOME ON SECURITIES LOANED OF $171,416.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-269

METROPOLITAN SERIES FUND, INC.

 MORGAN STANLEY EAFE INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                                      SIX MONTHS
                                                                        ENDED       YEAR ENDED
                                                                       JUNE 30,    DECEMBER 31,
                                                                         2005          2004
                                                                     ------------  ------------
FROM OPERATIONS
  Net investment income............................................. $  5,521,381  $  5,797,997
  Net realized gain.................................................      491,649     1,227,354
  Unrealized appreciation (depreciation)............................  (12,494,063)   50,156,469
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................   (6,481,033)   57,181,820
                                                                     ------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income............................................
    Class A.........................................................   (3,703,883)   (1,416,519)
    Class B.........................................................   (1,426,757)     (198,859)
    Class E.........................................................   (1,116,278)     (509,994)
                                                                     ------------  ------------
  TOTAL DISTRIBUTIONS...............................................   (6,246,918)   (2,125,372)
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.   44,541,856    43,096,448
                                                                     ------------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................   31,813,905    98,152,896

NET ASSETS
  Beginning of the period...........................................  357,189,989   259,037,093
                                                                     ------------  ------------
  End of the period................................................. $389,003,894  $357,189,989
                                                                     ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $  4,671,025  $  5,396,562
                                                                     ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                   SIX MONTHS ENDED             YEAR ENDED
                                                                     JUNE 30, 2005           DECEMBER 31, 2004
                                                               ------------------------  ------------------------
                                                                 SHARES          $         SHARES          $
                                                               ----------  ------------  ----------  ------------
CLASS A
  Sales.......................................................  2,586,139  $ 29,620,404   5,084,867  $ 51,552,442
  Reinvestments...............................................    331,295     3,703,883     139,972     1,416,519
  Redemptions................................................. (1,782,024)  (20,453,082) (5,223,467)  (53,787,230)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................  1,135,410  $ 12,871,205       1,372  $   (818,269)
                                                               ==========  ============  ==========  ============
CLASS B
  Sales.......................................................  3,400,597  $ 38,395,313   4,436,365  $ 45,124,724
  Reinvestments...............................................    129,235     1,426,757      19,886       198,859
  Redemptions.................................................   (561,217)   (6,350,114)   (923,799)   (9,445,172)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................  2,968,615  $ 33,471,956   3,532,452  $ 35,878,411
                                                               ==========  ============  ==========  ============
CLASS E
  Sales.......................................................    534,211  $  6,122,403   3,735,161  $ 37,694,618
  Reinvestments...............................................    100,204     1,116,278      50,545       509,994
  Redemptions.................................................   (789,795)   (9,039,986) (3,004,659)  (30,168,306)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................   (155,380) $ (1,801,305)    781,047  $  8,036,306
                                                               ==========  ============  ==========  ============
  Increase (decrease) derived from capital share transactions.  3,948,645  $ 44,541,856   4,314,871  $ 43,096,448
                                                               ==========  ============  ==========  ============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-270

METROPOLITAN SERIES FUND, INC.

 MORGAN STANLEY EAFE INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS (UNAUDITED)


                                                                                    -----------------------
                                                                                     SIX MONTHS
                                                                                       ENDED
                                                                                      JUNE 30,    ---------
                                                                                        2005        2004
                                                                                    ----------    --------
NET ASSET VALUE, BEGINNING OF PERIOD...............................................  $  11.64     $   9.80
                                                                                     --------     --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income............................................................      0.16         0.21
  Net realized and unrealized gain (loss) on investments...........................     (0.36)        1.70
                                                                                     --------     --------
  Total from investment operations.................................................     (0.20)        1.91
                                                                                     --------     --------
LESS DISTRIBUTIONS
  Distributions from net investment income.........................................     (0.20)       (0.07)
  Distributions from net realized capital gains....................................      0.00         0.00
                                                                                     --------     --------
  Total distributions..............................................................     (0.20)       (0.07)
                                                                                     --------     --------
NET ASSET VALUE, END OF PERIOD.....................................................  $  11.24     $  11.64
                                                                                     ========     ========
TOTAL RETURN (%)...................................................................      (1.7)(b)     19.6
Ratio of operating expenses to average net assets (%)..............................      0.52 (c)     0.59
Ratio of net investment income to average net assets (%)...........................      3.07 (c)     2.01
Portfolio turnover rate (%)........................................................        23 (c)       38
Net assets, end of period (000)....................................................  $215,604     $210,034
The ratios of operating expenses to average net assets without giving effect to the
 contractual expense agreement would have been (%).................................        --           --

                                                                                         CLASS A
                                                                                    ---------------------------------------

                                                                                        YEAR ENDED DECEMBER 31,
                                                                                    ---------------------------------------
                                                                                      2003      2002      2001      2000
                                                                                    --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD............................................... $   7.26  $   8.75  $  11.22  $  13.34
                                                                                    --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income............................................................     0.14      0.10      0.09      0.07
  Net realized and unrealized gain (loss) on investments...........................     2.54     (1.55)    (2.52)    (2.00)
                                                                                    --------  --------  --------  --------
  Total from investment operations.................................................     2.68     (1.45)    (2.43)    (1.93)
                                                                                    --------  --------  --------  --------
LESS DISTRIBUTIONS
  Distributions from net investment income.........................................    (0.14)    (0.04)    (0.03)    (0.11)
  Distributions from net realized capital gains....................................     0.00      0.00     (0.01)    (0.08)
                                                                                    --------  --------  --------  --------
  Total distributions..............................................................    (0.14)    (0.04)    (0.04)    (0.19)
                                                                                    --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD..................................................... $   9.80  $   7.26  $   8.75  $  11.22
                                                                                    ========  ========  ========  ========
TOTAL RETURN (%)...................................................................     37.6     (16.6)    (21.7)    (14.5)
Ratio of operating expenses to average net assets (%)..............................     0.71      0.73      0.70      0.58
Ratio of net investment income to average net assets (%)...........................     1.85      1.43      1.00      0.76
Portfolio turnover rate (%)........................................................       43        23         9        10
Net assets, end of period (000).................................................... $176,835  $112,325  $112,775  $100,950
The ratios of operating expenses to average net assets without giving effect to the
 contractual expense agreement would have been (%).................................       --      0.79      0.82      0.78

                                                                                                             CLASS B
                                                                                    ---------------------------------------
                                                                                     SIX MONTHS
                                                                                       ENDED       YEAR ENDED DECEMBER 31,
                                                                                      JUNE 30,    ------------------------
                                                                                        2005        2004     2003    2002
                                                                                    ----------    -------  -------  ------
NET ASSET VALUE, BEGINNING OF PERIOD...............................................  $  11.48     $  9.68  $  7.18  $ 8.66
                                                                                     --------     -------  -------  ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income............................................................      0.13        0.12     0.11    0.06
  Net realized and unrealized gain (loss) on investments...........................     (0.33)       1.74     2.51   (1.50)
                                                                                     --------     -------  -------  ------
  Total from investment operations.................................................     (0.20)       1.86     2.62   (1.44)
                                                                                     --------     -------  -------  ------
LESS DISTRIBUTIONS
  Distributions from net investment income.........................................     (0.18)      (0.06)   (0.12)  (0.04)
  Distributions from net realized capital gains....................................      0.00        0.00     0.00    0.00
                                                                                     --------     -------  -------  ------
  Total distributions..............................................................     (0.18)      (0.06)   (0.12)  (0.04)
                                                                                     --------     -------  -------  ------
NET ASSET VALUE, END OF PERIOD.....................................................  $  11.10     $ 11.48  $  9.68  $ 7.18
                                                                                     ========     =======  =======  ======
TOTAL RETURN (%)...................................................................      (1.9)(b)    19.3     37.2   (16.8)
Ratio of operating expenses to average net assets (%)..............................      0.77 (c)    0.84     0.96    0.98
Ratio of net investment income to average net assets (%)...........................      2.92 (c)    1.60     1.45    1.11
Portfolio turnover rate (%)........................................................        23 (c)      38       43      23
Net assets, end of period (000)....................................................  $104,158     $73,707  $27,933  $9,654
The ratios of operating expenses to average net assets without giving effect to the
 contractual expense agreement would have been (%).................................        --          --       --    1.04

                                                                                    ---------------
                                                                                    JANUARY 2, 2001(A)
                                                                                         THROUGH
                                                                                       DECEMBER 31,
                                                                                           2001
                                                                                    ------------------
NET ASSET VALUE, BEGINNING OF PERIOD...............................................       $11.12
                                                                                          ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income............................................................         0.04
  Net realized and unrealized gain (loss) on investments...........................        (2.46)
                                                                                          ------
  Total from investment operations.................................................        (2.42)
                                                                                          ------
LESS DISTRIBUTIONS
  Distributions from net investment income.........................................        (0.03)
  Distributions from net realized capital gains....................................        (0.01)
                                                                                          ------
  Total distributions..............................................................        (0.04)
                                                                                          ------
NET ASSET VALUE, END OF PERIOD.....................................................       $ 8.66
                                                                                          ======
TOTAL RETURN (%)...................................................................        (21.8)(b)
Ratio of operating expenses to average net assets (%)..............................         0.95 (c)
Ratio of net investment income to average net assets (%)...........................         0.46 (c)
Portfolio turnover rate (%)........................................................            9
Net assets, end of period (000)....................................................       $4,099
The ratios of operating expenses to average net assets without giving effect to the
 contractual expense agreement would have been (%).................................        1.07 (c)

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIODS LESS THAN ONE YEAR ARE NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-271

METROPOLITAN SERIES FUND, INC.

 MORGAN STANLEY EAFE INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS--(UNAUDITED)(CONTINUED)

                                                                                                           CLASS E
                                                                                    --------------------------------------
                                                                                    SIX MONTHS
                                                                                      ENDED       YEAR ENDED DECEMBER 31,
                                                                                     JUNE 30,    ------------------------
                                                                                       2005        2004     2003    2002
                                                                                    ----------   -------  -------  ------
NET ASSET VALUE, BEGINNING OF PERIOD...............................................  $ 11.59     $  9.77  $  7.25  $ 8.74
                                                                                     -------     -------  -------  ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income............................................................     0.17        0.19     0.13    0.06
  Net realized and unrealized gain (loss) on investments...........................    (0.38)       1.70     2.52   (1.51)
                                                                                     -------     -------  -------  ------
  Total from investment operations.................................................    (0.21)       1.89     2.65   (1.45)
                                                                                     -------     -------  -------  ------
LESS DISTRIBUTIONS
  Distributions from net investment income.........................................    (0.18)      (0.07)   (0.13)  (0.04)
                                                                                     -------     -------  -------  ------
  Total distributions..............................................................    (0.18)      (0.07)   (0.13)  (0.04)
                                                                                     -------     -------  -------  ------
NET ASSET VALUE, END OF PERIOD.....................................................  $ 11.20     $ 11.59  $  9.77  $ 7.25
                                                                                     =======     =======  =======  ======
TOTAL RETURN (%)...................................................................     (1.8)(b)    19.4     37.3   (16.7)
Ratio of operating expenses to average net assets (%)..............................     0.67 (c)    0.74     0.86    0.88
Ratio of net investment income to average net assets (%)...........................     2.90 (c)    1.91     1.42    1.02
Portfolio turnover rate (%)........................................................       23 (c)      38       43      23
Net assets, end of period (000)....................................................  $69,242     $73,449  $54,269  $9,838
The ratios of operating expenses to average net assets without giving effect to the
 contractual expense agreement would have been (%).................................       --          --       --    0.94

                                                                                    -----------
                                                                                    MAY 1, 2001(A)
                                                                                       THROUGH
                                                                                     DECEMBER 31,
                                                                                         2001
                                                                                    --------------
NET ASSET VALUE, BEGINNING OF PERIOD...............................................     $10.43
                                                                                        ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income............................................................       0.00
  Net realized and unrealized gain (loss) on investments...........................      (1.69)
                                                                                        ------
  Total from investment operations.................................................      (1.69)
                                                                                        ------
LESS DISTRIBUTIONS
  Distributions from net investment income.........................................       0.00
                                                                                        ------
  Total distributions..............................................................       0.00
                                                                                        ------
NET ASSET VALUE, END OF PERIOD.....................................................     $ 8.74
                                                                                        ======
TOTAL RETURN (%)...................................................................      (16.2)(b)
Ratio of operating expenses to average net assets (%)..............................       0.85 (c)
Ratio of net investment income to average net assets (%)...........................       0.00 (c)
Portfolio turnover rate (%)........................................................          9
Net assets, end of period (000)....................................................     $   61
The ratios of operating expenses to average net assets without giving effect to the
 contractual expense agreement would have been (%).................................       0.97 (c)

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIODS LESS THAN ONE YEAR ARE NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-272

METROPOLITAN SERIES FUND, INC.

 OPPENHEIMER GLOBAL EQUITY PORTFOLIO (FORMERLY SCUDDER GLOBAL EQUITY PORTFOLIO)

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS--94.5% OF TOTAL NET ASSETS

                                                                VALUE
        SHARES                                                 (NOTE 1)
       ------------------------------------------------------------------

                AUSTRALIA--0.6%
        33,422  Australia & New Zealand Banking Group, Ltd.. $   551,520
       315,087  Macquarie Airports..........................     856,805
                                                             -----------
                                                               1,408,325
                                                             -----------

                BERMUDA--0.4%
         8,900  Everest Re Group, Ltd.......................     827,700
                                                             -----------

                BRAZIL--1.0%
        67,200  Empresa Brasileira de Aeronautica S.A. (ADR)   2,222,304
                                                             -----------

                CANADA--2.7%
        50,000  EnCana Corp.................................   1,971,527
        72,200  Husky Energy, Inc...........................   2,870,446
        26,200  Manulife Financial Corp.....................   1,250,683
                                                             -----------
                                                               6,092,656
                                                             -----------

                CAYMAN ISLAND--3.6%
        45,500  ACE, Ltd....................................   2,040,675
        63,100  GlobalSantaFe Corp..........................   2,574,480
        64,500  Transocean, Inc. (b)........................   3,481,065
                                                             -----------
                                                               8,096,220
                                                             -----------

                FINLAND--0.3%
        44,600  Fortum Oyj..................................     715,028
                                                             -----------

                FRANCE--6.9%
        12,480  Essilor International S.A...................     849,919
        64,112  France Telecom S.A..........................   1,862,109
        34,899  JC Decaux S.A. (b)..........................     883,075
        33,781  LVMH Moet Hennessy Louis Vuitton S.A........   2,600,333
        49,272  Sanofi-Aventis..............................   4,032,829
        20,031  Societe Generale............................   2,028,502
        49,120  Technip S.A.................................   2,283,337
         4,102  Total S.A...................................     960,376
                                                             -----------
                                                              15,500,480
                                                             -----------

                GERMANY--3.4%
        19,232  Allianz AG..................................   2,200,884
        31,874  Bayerishe Hypo-und Vereinsbank AG (b).......     828,766
        14,693  SAP AG......................................   2,551,523
        27,892  Siemens AG..................................   2,027,179
                                                             -----------
                                                               7,608,352
                                                             -----------

                HONG KONG--1.6%
       561,000  Hong Kong & China Gas Co., Ltd..............   1,141,440
        99,000  Hutchison Whampoa, Ltd......................     889,647
       301,000  Television Broadcasts, Ltd..................   1,707,289
                                                             -----------
                                                               3,738,376
                                                             -----------

                INDIA--0.8%
        85,200  ICICI Bank, Ltd. (ADR)......................   1,861,620
                                                             -----------

                IRELAND--0.6%
       108,523  Anglo Irish Bank Corp., Plc.................   1,341,943
                                                             -----------

                                                                VALUE
          SHARES                                               (NOTE 1)
         ----------------------------------------------------------------

                     ITALY--0.4%
          37,970     Eni S.p.A.............................. $   974,588
                                                             -----------

                     JAPAN--8.3%
          14,800     Canon, Inc.............................     775,213
          53,700     Chugai Pharmaceutical Co., Ltd.........     828,495
          34,100     Credit Saison Co., Ltd.................   1,129,979
          10,600     Hoya Corp..............................   1,217,713
          34,000     JGC Corp...............................     416,506
             603     KDDI Corp..............................   2,782,180
           4,700     Keyence Corp...........................   1,046,313
          15,600     Murata Manufacturing Co., Ltd..........     788,567
           5,500     Nidec Corp.............................     579,165
          84,000     Nikon Corp.............................     946,252
          10,300     Omron Corp.............................     226,923
         424,000     Resona Holdings, Inc. (b)..............     787,525
          89,000     Shionogi & Co., Ltd....................   1,142,360
          51,130     Shiseido Co., Ltd......................     644,421
          62,647     Sony Corp..............................   2,157,373
           8,000     Square Enix Co., Ltd...................     243,725
          47,100     Toyota Motor Corp......................   1,683,938
          24,000     Trend Micro, Inc.......................     848,248
             228     Yahoo! Japan Corp......................     476,237
                                                             -----------
                                                              18,721,133
                                                             -----------

                     MEXICO--1.9%
           7,940     Companhia de Bebidas das Americas (ADR)     202,152
         203,900     Fomento Economico Mexicano S.A. de C.V.   1,215,356
         276,900     Grupo Modelo S.A. de C.V...............     863,666
          32,700     Grupo Televisa S.A. (ADR) (b)..........   2,030,343
                                                             -----------
                                                               4,311,517
                                                             -----------

                     NETHERLANDS--2.1%
          73,787     European Aeronautic Defense & Space Co.   2,340,838
          96,308     Koninklijke Philips Electronics NV.....   2,421,186
                                                             -----------
                                                               4,762,024
                                                             -----------

                     NORWAY--0.5%
          99,900     Tandberg ASA...........................   1,066,043
                                                             -----------

                     PANAMA--0.4%
          17,900     Carnival Corp..........................     976,445
                                                             -----------

                     PORTUGAL--0.3%
         249,977     Energias de Portugal S.A...............     628,603
                                                             -----------

                     SINGAPORE--0.5%
         415,000     Singapore Press Holdings, Ltd..........   1,057,195
                                                             -----------

                     SOUTH KOREA--2.5%
          24,440     Hyundai Heavy Industries Co., Ltd......   1,222,370
           4,432     Samsung Electronics Co., Ltd...........   2,101,880
         109,900     SK Telecom Co., Ltd. (ADR).............   2,241,960
                                                             -----------
                                                               5,566,210
                                                             -----------

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-273

METROPOLITAN SERIES FUND, INC.

 OPPENHEIMER GLOBAL EQUITY PORTFOLIO (FORMERLY SCUDDER GLOBAL EQUITY PORTFOLIO)

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                                 VALUE
      SHARES                                                    (NOTE 1)
     ---------------------------------------------------------------------

               SPAIN--0.2%
        21,400 Industria de Diseno Textil S.A................ $   549,457
                                                              -----------

               SWEDEN--5.2%
       127,300 Hennes & Mauritz AB (Series B)................   4,474,468
        56,000 Investor AB...................................     757,579
     2,035,800 Telefonaktiebolaget LM Ericsson (Class B).....   6,509,962
                                                              -----------
                                                               11,742,009
                                                              -----------

               SWITZERLAND--2.3%
        26,746 Credit Suisse Group...........................   1,048,344
        28,101 Novartis AG...................................   1,333,463
        21,963 Roche Holding AG..............................   2,767,151
                                                              -----------
                                                                5,148,958
                                                              -----------

               TAIWAN--0.8%
     1,073,097 Taiwan Semiconductor Manufacturing Co., Ltd...   1,856,012
                                                              -----------

               UNITED KINGDOM--14.3%
        81,978 3i Group, Plc.................................     993,562
        28,600 BP, Plc. (ADR)................................   1,784,068
       231,011 Cadbury Schweppes, Plc........................   2,200,372
       534,674 Dixons Group, Plc.............................   1,500,251
        34,670 GUS, Plc......................................     545,360
       140,000 HSBC Holdings, Plc............................   2,237,651
       120,182 Pearson, Plc..................................   1,410,697
       178,679 Prudential, Plc...............................   1,580,975
       140,934 Reckitt Benckiser, Plc........................   4,143,328
       100,891 Reed Elsevier, Plc............................     963,810
       129,525 Royal Bank of Scotland Group, Plc.............   3,902,795
       282,264 RT Group, Plc. (f) (i)........................           0
       196,281 Smith & Nephew, Plc...........................   1,933,060
       177,622 The Peninsular & Oriental Steam Navigation Co.   1,007,782
     2,970,932 Vodafone Group, Plc...........................   7,223,307
        75,535 WPP Group, Plc................................     775,324
                                                              -----------
                                                               32,202,342
                                                              -----------

               UNITED STATES--32.9%
       134,600 Advanced Micro Devices, Inc. (b)..............   2,333,964
        29,400 Affymetrix, Inc. (b)..........................   1,585,542
        29,400 Altera Corp. (b)..............................     582,708
         9,300 Altria Group, Inc.............................     601,338
        20,000 Amazon.com, Inc. (b)..........................     661,600
        41,200 American Express Co...........................   2,193,076
        32,100 Amgen, Inc. (b)...............................   1,940,766
        34,900 Applera Corp.--Applied Biosystems Group.......     686,483
           510 Berkshire Hathaway, Inc. (Class B) (b)........   1,419,585
        23,100 Burlington Resources, Inc.....................   1,276,044
        62,600 Cadence Design Systems, Inc. (b)..............     855,116
        32,900 Chevron Corp..................................   1,839,768
        57,000 Circuit City Stores, Inc......................     985,530
        64,600 Cisco Systems, Inc. (b).......................   1,234,506
        14,400 Citigroup, Inc................................     665,712
        42,100 Coach, Inc. (b)...............................   1,413,297
       158,900 Corning, Inc. (b).............................   2,640,918

                                                             VALUE
          SHARES                                            (NOTE 1)
         -------------------------------------------------------------

                  UNITED STATES--(CONTINUED)
          19,000  Cree, Inc. (b)......................... $    483,930
          81,300  eBay, Inc. (b).........................    2,683,713
           5,900  Electronic Arts, Inc. (b)..............      333,999
          11,200  Eli Lilly & Co.........................      623,952
          23,000  Express Scripts, Inc. (b)..............    1,149,540
          18,300  Eyetech Pharmaceuticals, Inc. (b)......      231,312
          18,300  Genentech, Inc. (b)....................    1,469,124
          17,600  Genzyme Corp. (b)......................    1,057,584
          49,200  Gilead Sciences, Inc. (b)..............    2,164,308
          21,100  Human Genome Sciences, Inc. (b)........      244,338
          37,100  IMS Health, Inc........................      918,967
          23,800  International Business Machines Corp...    1,765,960
          53,200  International Game Technology..........    1,497,580
          12,800  International Rectifier Corp. (b)......      610,816
          20,600  Intuit, Inc. (b).......................      929,266
          54,200  JPMorgan Chase & Co....................    1,914,344
          30,100  Juniper Networks, Inc. (b).............      757,918
          16,700  Lockheed Martin Corp...................    1,083,329
          54,200  MBNA Corp..............................    1,417,872
          10,400  Medtronic, Inc.........................      538,616
          90,800  Microsoft Corp.........................    2,255,472
          20,600  Millennium Pharmaceuticals, Inc. (b)...      190,962
          49,600  Morgan Stanley.........................    2,602,512
          77,600  National Semiconductor Corp............    1,709,528
          17,900  Nektar Therapeutics (b)................      301,436
          48,600  Northern Trust Corp....................    2,215,674
          17,600  Northrop Grumman Corp..................      972,400
         189,600  Novell, Inc. (b).......................    1,175,520
          46,700  Pfizer, Inc............................    1,287,986
          48,600  QUALCOMM, Inc..........................    1,604,286
          38,400  Quest Diagnostics, Inc.................    2,045,568
          41,000  Raytheon Co............................    1,603,920
          11,100  Silicon Laboratories, Inc. (b).........      290,931
         515,800  Sirius Satellite Radio, Inc. (b).......    3,342,384
          23,800  Starbucks Corp. (b)....................    1,229,508
         247,000  Sun Microsystems, Inc. (b).............      921,310
          19,700  The Boeing Co..........................    1,300,200
          62,500  The Charles Schwab Corp................      705,000
          37,200  The Gap, Inc...........................      734,700
          36,400  The Gillette Co........................    1,842,932
          17,000  Tiffany & Co...........................      556,920
          12,100  Wyeth..................................      538,450
                                                          ------------
                                                            74,220,020
                                                          ------------
                  Total Common Stocks
                   (Identified Cost $204,977,802)........  213,195,560
                                                          ------------

         PREFERRED STOCKS--1.1%
         -------------------------------------------------------------

                  GERMANY--0.5%
           1,627  Porsche AG.............................    1,219,386
                                                          ------------

                  MEXICO--0.6%
          39,700  Companhia de Bebidas das Americas (ADR)    1,226,730
                                                          ------------
                  Total Preferred Stocks
                   (Identified Cost $1,996,376)..........    2,446,116
                                                          ------------

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-274

METROPOLITAN SERIES FUND, INC.

 OPPENHEIMER GLOBAL EQUITY PORTFOLIO (FORMERLY SCUDDER GLOBAL EQUITY PORTFOLIO)

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

SHORT TERM INVESTMENTS--2.0%

        FACE                                                      VALUE
       AMOUNT                                                    (NOTE 1)
     ----------------------------------------------------------------------

                 UNITED STATES--2.0%
     $4,673,000  State Street Corp. Repurchase Agreement dated
                  06/30/05 at 2.650% to be repurchased at
                  $4,673,344 on 07/01/05, collateralized by
                  $4,775,000 U.S. Treasury Note 3.625% due
                  06/30/07 with a value of $4,769,031......... $  4,673,000
                                                               ------------
                 Total Short Term Investments
                  (Identified Cost $4,673,000)................    4,673,000
                                                               ------------
                 Total Investments--97.6%
                  (Identified Cost $211,647,178) (a)..........  220,314,676
                 Other assets less liabilities................    5,319,053
                                                               ------------
                 TOTAL NET ASSETS--100%....................... $225,633,729
                                                               ============

              TEN LARGEST INDUSTRIES AS OF         PERCENTAGE OF
              JUNE 30, 2005                       TOTAL NET ASSETS
              ----------------------------        ----------------
              Communications Equipment...........       6.1%
              Commercial Banks...................       6.0%
              Pharmaceuticals....................       5.6%
              Oil, Gas & Consumable Fuels........       5.5%
              Media..............................       5.4%
              Biotechnology......................       4.4%
              Aerospace & Defense................       4.2%
              Wireless Telecommunication Services       4.2%
              Insurance..........................       4.1%
              Software...........................       4.1%


  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-275

METROPOLITAN SERIES FUND, INC.

 OPPENHEIMER GLOBAL EQUITY PORTFOLIO (FORMERLY SCUDDER GLOBAL EQUITY PORTFOLIO)

STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
JUNE 30, 2005 (UNAUDITED)

      ASSETS
        Investments at value........................          $220,314,676
        Cash........................................                   545
        Foreign cash at value
         (Identified cost $5,114,340)...............             5,041,866
        Receivable for:
         Fund shares sold...........................               210,707
         Dividends and interest.....................               495,720
         Foreign taxes..............................                75,877
                                                              ------------
          Total Assets..............................           226,139,391
      LIABILITIES
        Payable for:
         Fund shares redeemed....................... $ 69,375
         Securities purchased.......................  111,330
         Withholding taxes..........................   45,214
        Accrued expenses:
         Management fees............................  111,310
         Service and distribution fees..............    3,843
         Other expenses.............................  164,590
                                                     --------
          Total Liabilities.........................               505,662
                                                              ------------
      NET ASSETS....................................          $225,633,729
                                                              ============
        Net assets consist of:
         Capital paid in............................          $209,131,209
         Undistributed net investment income........             1,405,144
         Accumulated net realized gains.............             6,506,581
         Unrealized appreciation (depreciation) on
          investments and foreign currency..........             8,590,795
                                                              ------------
      NET ASSETS....................................          $225,633,729
                                                              ============
      Computation of offering price:
      CLASS A
      Net asset value and redemption price per share
       ($199,610,804 divided by 15,077,213
       shares outstanding)..........................          $      13.24
                                                              ============
      CLASS B
      Net asset value and redemption price per share
       ($9,802,501 divided by 742,409 shares
       outstanding).................................          $      13.20
                                                              ============
      CLASS E
      Net asset value and redemption price per share
       ($16,220,424 divided by 1,228,373 shares
       outstanding).................................          $      13.20
                                                              ============
      Identified cost of investments................          $211,647,178
                                                              ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)

   INVESTMENT INCOME
     Dividends...............................               $  2,438,858 (a)
     Interest................................                     74,027
                                                            ------------
                                                               2,512,885
   EXPENSES
     Management fees......................... $    656,686
     Service and distribution fees--Class B..        7,730
     Service and distribution fees--Class E..       11,753
     Directors' fees and expenses............       10,298
     Custodian...............................      156,891
     Audit and tax services..................        7,085
     Legal...................................       15,793
     Printing................................       75,526
     Insurance...............................        2,108
     Miscellaneous...........................        1,973
                                              ------------
     Total expenses..........................                    945,843
                                                            ------------
   NET INVESTMENT INCOME.....................                  1,567,042
                                                            ------------
   REALIZED AND UNREALIZED GAIN (LOSS)
   Realized gain (loss) on:
     Investments--net........................   20,181,254
     Foreign currency transactions--net......    6,526,200    26,707,454
                                              ------------
   Unrealized appreciation (depreciation) on:
     Investments--net........................  (24,550,906)
     Foreign currency transactions--net......       (8,867)  (24,559,773)
                                              ------------  ------------
   Net gain (loss)...........................                  2,147,681
                                                            ------------
   NET INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS..........................               $  3,714,723
                                                            ============

(a)NET OF FOREIGN TAXES OF $301,525.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-276

METROPOLITAN SERIES FUND, INC.

 OPPENHEIMER GLOBAL EQUITY PORTFOLIO (FORMERLY SCUDDER GLOBAL EQUITY PORTFOLIO)

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                                      SIX MONTHS
                                                                        ENDED       YEAR ENDED
                                                                       JUNE 30,    DECEMBER 31,
                                                                         2005          2004
                                                                     ------------  ------------
FROM OPERATIONS
  Net investment income............................................. $  1,567,042  $  1,815,918
  Net realized gain.................................................   26,707,454    18,990,663
  Unrealized appreciation (depreciation)............................  (24,559,773)    9,393,930
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................    3,714,723    30,200,511
                                                                     ------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................   (1,195,708)   (2,956,330)
    Class B.........................................................      (28,384)            0
    Class E.........................................................      (72,970)     (195,665)
                                                                     ------------  ------------
  TOTAL DISTRIBUTIONS...............................................   (1,297,062)   (3,151,995)
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.    9,086,040    (2,767,603)
                                                                     ------------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................   11,503,701    24,280,913

NET ASSETS
  Beginning of the period...........................................  214,130,028   189,849,115
                                                                     ------------  ------------
  End of the period................................................. $225,633,729  $214,130,028
                                                                     ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $  1,405,144  $  1,135,164
                                                                     ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                   SIX MONTHS ENDED             YEAR ENDED
                                                                     JUNE 30, 2005           DECEMBER 31, 2004
                                                               ------------------------  ------------------------
                                                                 SHARES          $         SHARES          $
                                                               ----------  ------------  ----------  ------------
CLASS A
  Sales.......................................................  1,536,693  $ 20,415,994     764,035  $  8,928,820
  Reinvestments...............................................     93,269     1,195,708     254,417     2,956,330
  Redemptions................................................. (1,468,590)  (19,321,321) (1,786,716)  (20,820,380)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................    161,372  $  2,290,381    (768,264) $ (8,935,230)
                                                               ==========  ============  ==========  ============
CLASS B
  Sales.......................................................    508,403  $  6,670,763     293,148  $  3,437,984
  Reinvestments...............................................      2,219        28,384           0             0
  Redemptions.................................................    (47,766)     (622,819)    (13,595)     (160,011)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................    462,856  $  6,076,328     279,553  $  3,277,973
                                                               ==========  ============  ==========  ============
CLASS E
  Sales.......................................................    170,549  $  2,233,592     521,138  $  6,042,318
  Reinvestments...............................................      5,705        72,970      16,882       195,665
  Redemptions.................................................   (121,220)   (1,587,231)   (286,980)   (3,348,329)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................     55,034  $    719,331     251,040  $  2,889,654
                                                               ==========  ============  ==========  ============
  Increase (decrease) derived from capital share transactions.    679,262  $  9,086,040    (237,671) $ (2,767,603)
                                                               ==========  ============  ==========  ============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-277

METROPOLITAN SERIES FUND, INC.

 OPPENHEIMER GLOBAL EQUITY PORTFOLIO (FORMERLY SCUDDER GLOBAL EQUITY PORTFOLIO)

FINANCIAL HIGHLIGHTS (UNAUDITED)

                                                                                      CLASS A
                                                          --------------------------------------------------------------
                                                           SIX MONTHS
                                                             ENDED                   YEAR ENDED DECEMBER 31,
                                                            JUNE 30,    ------------------------------------------------
                                                              2005        2004      2003      2002      2001      2000
                                                          ----------    --------  --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD.....................  $  13.09     $  11.43  $   8.98  $  10.86  $  14.62  $  14.91
                                                           --------     --------  --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income..................................      0.09         0.11      0.14      0.13      0.35      0.18
  Net realized and unrealized gain (loss) on investments.      0.14         1.74      2.52     (1.84)    (2.55)    (0.42)
                                                           --------     --------  --------  --------  --------  --------
  Total from investment operations.......................      0.23         1.85      2.66     (1.71)    (2.20)    (0.24)
                                                           --------     --------  --------  --------  --------  --------
LESS DISTRIBUTIONS
  Distributions from net investment income...............     (0.08)       (0.19)    (0.21)    (0.17)    (0.31)    (0.01)
  Distributions from net realized capital gains..........      0.00         0.00      0.00      0.00     (1.25)    (0.04)
                                                           --------     --------  --------  --------  --------  --------
  Total distributions....................................     (0.08)       (0.19)    (0.21)    (0.17)    (1.56)    (0.05)
                                                           --------     --------  --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD...........................  $  13.24     $  13.09  $  11.43  $   8.98  $  10.86  $  14.62
                                                           ========     ========  ========  ========  ========  ========
TOTAL RETURN (%).........................................       1.8 (b)     16.4      30.5     (16.0)    (16.1)     (1.6)
Ratio of operating expenses to average net assets (%)....      0.85 (c)     0.81      0.84      0.81      0.80      0.78
Ratio of net investment income to average net assets (%).      1.45 (c)     0.95      1.35      1.27      2.90      1.43
Portfolio turnover rate (%)..............................       213 (c)       79        65        45        36        58
Net assets, end of period (000)..........................  $199,611     $195,181  $179,334  $143,518  $183,296  $211,354

                                                                    CLASS B                                    CLASS E
                                                         ---------------------------    --------------------------------------
                                                         SIX MONTHS   APRIL 26, 2004(A) SIX MONTHS
                                                           ENDED           THROUGH        ENDED       YEAR ENDED DECEMBER 31,
                                                          JUNE 30,      DECEMBER 31,     JUNE 30,    ------------------------
                                                            2005            2004           2005        2004     2003    2002
                                                         ----------   ----------------- ----------   -------  -------  ------
NET ASSET VALUE, BEGINNING OF PERIOD....................   $13.04          $11.59        $ 13.04     $ 11.40  $  8.96  $10.85
                                                           ------          ------        -------     -------  -------  ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income.................................     0.08            0.02           0.09        0.11     0.13    0.19
  Net realized and unrealized gain (loss) on
   investments..........................................     0.13            1.43           0.13        1.71     2.52   (1.91)
                                                           ------          ------        -------     -------  -------  ------
  Total from investment operations......................     0.21            1.45           0.22        1.82     2.65   (1.72)
                                                           ------          ------        -------     -------  -------  ------
LESS DISTRIBUTIONS
  Distributions from net investment income..............    (0.05)           0.00          (0.06)      (0.18)   (0.21)  (0.17)
                                                           ------          ------        -------     -------  -------  ------
  Total distributions...................................    (0.05)           0.00          (0.06)      (0.18)   (0.21)  (0.17)
                                                           ------          ------        -------     -------  -------  ------
NET ASSET VALUE, END OF PERIOD..........................   $13.20          $13.04        $ 13.20     $ 13.04  $ 11.40  $ 8.96
                                                           ======          ======        =======     =======  =======  ======
TOTAL RETURN (%)........................................      1.7 (b)        12.5(b)         1.8 (b)    16.1     30.4   (16.1)
Ratio of operating expenses to average net assets (%)...     1.10 (c)        1.06(c)        1.00 (c)    0.96     0.99    0.96
Ratio of net investment income to average net assets (%)     1.38 (c)        0.54(c)        1.31 (c)    0.81     1.08    1.18
Portfolio turnover rate (%).............................      213 (c)          79            213 (c)      79       65      45
Net assets, end of period (000).........................   $9,803          $3,646        $16,220     $15,303  $10,515  $2,870

                                                         -----------
                                                         MAY 1, 2001(A)
                                                            THROUGH
                                                          DECEMBER 31,
                                                              2001
                                                         --------------
NET ASSET VALUE, BEGINNING OF PERIOD....................     $12.21
                                                             ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income.................................       0.00
  Net realized and unrealized gain (loss) on
   investments..........................................      (1.36)
                                                             ------
  Total from investment operations......................      (1.36)
                                                             ------
LESS DISTRIBUTIONS
  Distributions from net investment income..............       0.00
                                                             ------
  Total distributions...................................       0.00
                                                             ------
NET ASSET VALUE, END OF PERIOD..........................     $10.85
                                                             ======
TOTAL RETURN (%)........................................      (11.1)(b)
Ratio of operating expenses to average net assets (%)...       0.95 (c)
Ratio of net investment income to average net assets (%)       0.95 (c)
Portfolio turnover rate (%).............................         36
Net assets, end of period (000).........................     $   47

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIODS LESS THAN ONE YEAR ARE NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-278

METROPOLITAN SERIES FUND, INC.

 BLACKROCK DIVERSIFIED PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS--64.4% OF TOTAL NET ASSETS

                                                               VALUE
        SHARES                                                (NOTE 1)
      --------------------------------------------------------------------

                  AEROSPACE & DEFENSE--1.7%
          114,400 General Dynamics Corp................... $    12,531,376
          148,800 L-3 Communications Holdings, Inc........      11,395,104
          214,600 Raytheon Co.............................       8,395,152
                                                           ---------------
                                                                32,321,632
                                                           ---------------

                  AIR FREIGHT & LOGISTICS--0.4%
          104,600 FedEx Corp..............................       8,473,646
                                                           ---------------

                  AUTOMOBILES--0.2%
          427,200 Ford Motor Co. (c)......................       4,374,528
                                                           ---------------

                  BEVERAGES--1.5%
          243,200 Constellation Brands, Inc. (Class A) (b)       7,174,400
          243,100 PepsiCo, Inc............................      13,110,383
          257,300 The Pepsi Bottling Group, Inc. (c)......       7,361,353
                                                           ---------------
                                                                27,646,136
                                                           ---------------

                  BIOTECHNOLOGY--0.8%
          240,600 Amgen, Inc. (b).........................      14,546,676
                                                           ---------------

                  CAPITAL MARKETS--1.5%
           91,500 Franklin Resources, Inc. (c)............       7,043,670
          122,800 Lehman Brothers Holdings, Inc...........      12,191,584
           84,600 The Bear Stearns Cos., Inc..............       8,793,324
                                                           ---------------
                                                                28,028,578
                                                           ---------------

                  CHEMICALS--0.6%
          162,400 Lyondell Chemical Co....................       4,290,608
            1,000 The Dow Chemical Co.....................          44,530
          179,200 The Lubrizol Corp. (c)..................       7,528,192
                                                           ---------------
                                                                11,863,330
                                                           ---------------

                  COMMERCIAL BANKS--4.9%
          664,400 Bank of America Corp....................      30,303,284
          162,400 Comerica, Inc...........................       9,386,720
          170,600 First Horizon National Corp. (c)........       7,199,320
          244,200 KeyCorp.................................       8,095,230
          164,300 SunTrust Banks, Inc.....................      11,869,032
          382,000 U.S. Bancorp............................      11,154,400
          297,800 Wachovia Corp...........................      14,770,880
                                                           ---------------
                                                                92,778,866
                                                           ---------------

                  COMMERCIAL SERVICES & SUPPLIES--0.6%
                1 Anacomp, Inc. (Class B) (b).............              11
          539,100 Cendant Corp............................      12,059,667
                                                           ---------------
                                                                12,059,678
                                                           ---------------

                  COMMUNICATIONS EQUIPMENT--2.0%
        1,330,700 Cisco Systems, Inc. (b).................      25,429,677
          703,100 Motorola, Inc...........................      12,838,606
                                                           ---------------
                                                                38,268,283
                                                           ---------------

                                                                 VALUE
     SHARES                                                     (NOTE 1)
   -------------------------------------------------------------------------

               COMPUTERS & PERIPHERALS--1.8%
       339,300 Dell, Inc. (b)............................... $    13,405,743
       286,600 International Business Machines Corp.........      21,265,720
                                                             ---------------
                                                                  34,671,463
                                                             ---------------

               CONSUMER FINANCE--0.8%
       276,100 American Express Co..........................      14,696,803
                                                             ---------------

               DIVERSIFIED FINANCIAL SERVICES--1.7%
       215,500 CIT Group, Inc...............................       9,260,035
       504,100 Citigroup, Inc...............................      23,304,543
                                                             ---------------
                                                                  32,564,578
                                                             ---------------

               DIVERSIFIED TELECOMMUNICATION SERVICES--1.5%
       239,500 SBC Communications, Inc......................       5,688,125
       332,200 Sprint Corp..................................       8,334,898
       399,300 Verizon Communications, Inc..................      13,795,815
                                                             ---------------
                                                                  27,818,838
                                                             ---------------

               ELECTRIC UTILITIES--2.3%
       309,600 Exelon Corp..................................      15,891,768
       356,400 PG&E Corp. (c)...............................      13,379,256
       240,200 PPL Corp.....................................      14,263,076
                                                             ---------------
                                                                  43,534,100
                                                             ---------------

               ENERGY EQUIPMENT & SERVICES--0.6%
       386,300 Patterson-UTI Energy, Inc. (c)...............      10,750,729
                                                             ---------------

               FOOD & STAPLES RETAILING--1.0%
       191,900 Supervalu, Inc...............................       6,257,859
       247,200 Wal-Mart Stores, Inc.........................      11,915,040
                                                             ---------------
                                                                  18,172,899
                                                             ---------------

               FOOD PRODUCTS--0.7%
       123,300 General Mills, Inc...........................       5,769,207
       367,200 Tyson Foods, Inc. (Class A)..................       6,536,160
                                                             ---------------
                                                                  12,305,367
                                                             ---------------

               HEALTH CARE EQUIPMENT & SUPPLIES--1.2%
       112,100 Bausch & Lomb, Inc. (c)......................       9,304,300
       141,600 Becton, Dickinson & Co.......................       7,429,752
       129,400 Hospira, Inc. (b)............................       5,046,600
                                                             ---------------
                                                                  21,780,652
                                                             ---------------

               HEALTH CARE PROVIDERS & SERVICES--2.2%
       104,600 Aetna, Inc...................................       8,662,972
       162,400 HCA, Inc.....................................       9,203,208
       238,100 McKesson Corp................................      10,664,499
       193,602 Universal Health Services, Inc. (Class B) (c)      12,038,172
                                                             ---------------
                                                                  40,568,851
                                                             ---------------

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-279

METROPOLITAN SERIES FUND, INC.

 BLACKROCK DIVERSIFIED PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                                VALUE
      SHARES                                                   (NOTE 1)
    -----------------------------------------------------------------------

                HOTELS, RESTAURANTS & LEISURE--0.9%
        114,100 Harrah's Entertainment, Inc................ $     8,223,187
        322,500 McDonald's Corp............................       8,949,375
                                                            ---------------
                                                                 17,172,562
                                                            ---------------

                HOUSEHOLD DURABLES--2.1%
         82,400 Fortune Brands, Inc........................       7,317,120
        121,700 Pulte Homes, Inc...........................      10,253,225
         74,800 The Black & Decker Corp. (c)...............       6,720,780
        197,400 The Stanley Works..........................       8,989,596
        300,100 Tupperware Corp. (c).......................       7,013,337
                                                            ---------------
                                                                 40,294,058
                                                            ---------------

                HOUSEHOLD PRODUCTS--1.0%
        115,900 Energizer Holdings, Inc. (b)...............       7,205,503
        229,500 The Procter & Gamble Co....................      12,106,125
                                                            ---------------
                                                                 19,311,628
                                                            ---------------

                IT SERVICES--0.8%
        179,700 Checkfree Corp. (b)........................       6,120,582
        187,100 Computer Sciences Corp. (b)................       8,176,270
                                                            ---------------
                                                                 14,296,852
                                                            ---------------

                INDUSTRIAL CONGLOMERATES--2.7%
      1,307,430 General Electric Co........................      45,302,449
         80,800 Textron, Inc...............................       6,128,680
                                                            ---------------
                                                                 51,431,129
                                                            ---------------

                INSURANCE--3.0%
        235,400 American International Group, Inc..........      13,676,740
        225,800 Genworth Financial, Inc. (Class A) (c).....       6,825,934
        123,900 Prudential Financial, Inc..................       8,135,274
        125,100 The Allstate Corp..........................       7,474,725
         98,400 The Chubb Corp.............................       8,424,024
         92,900 The Hartford Financial Services Group, Inc.       6,947,062
        157,950 W.R. Berkley Corp. (c).....................       5,635,656
                                                            ---------------
                                                                 57,119,415
                                                            ---------------

                INTERNET SOFTWARE & SERVICES--0.3%
        168,600 Yahoo!, Inc. (b)...........................       5,841,990
                                                            ---------------

                MACHINERY--1.6%
        133,700 Eaton Corp.................................       8,008,630
         94,500 Ingersoll-Rand Co., Ltd. (Class A).........       6,742,575
        101,700 ITT Industries, Inc........................       9,928,971
         79,700 PACCAR, Inc................................       5,419,600
                                                            ---------------
                                                                 30,099,776
                                                            ---------------

                MEDIA--2.6%
        303,200 Comcast Corp. (Special Class A) (b)........       9,080,840
        232,000 The McGraw-Hill Cos., Inc..................      10,266,000
        523,000 The Walt Disney Co.........................      13,169,140
        985,314 Time Warner, Inc. (b)......................      16,464,597
                                                            ---------------
                                                                 48,980,577
                                                            ---------------

                                                                  VALUE
    SHARES                                                       (NOTE 1)
  ---------------------------------------------------------------------------

              METALS & MINING--0.4%
      140,200 CONSOL Energy, Inc. (b) (c).................... $     7,511,916
                                                              ---------------

              MULTILINE RETAIL--0.9%
      107,300 Federated Department Stores, Inc. (c)..........       7,862,944
      123,000 Nordstrom, Inc.................................       8,360,310
                                                              ---------------
                                                                   16,223,254
                                                              ---------------

              OIL, GAS & CONSUMABLE FUELS--5.1%
      359,400 ConocoPhillips.................................      20,661,906
      554,300 Exxon Mobil Corp...............................      31,855,621
      129,400 Kerr-McGee Corp................................       9,874,514
      225,200 Newfield Exploration Co. (b)...................       8,983,228
      171,300 Occidental Petroleum Corp......................      13,178,109
      133,400 Valero Energy Corp.............................      10,553,274
                                                              ---------------
                                                                   95,106,652
                                                              ---------------

              PAPER & FOREST PRODUCTS--0.4%
      247,000 Georgia-Pacific Corp...........................       7,854,600
                                                              ---------------

              PHARMACEUTICALS--4.6%
      277,900 Johnson & Johnson..............................      18,063,500
      515,300 Merck & Co., Inc...............................      15,871,240
    1,190,925 Pfizer, Inc....................................      32,845,711
      428,800 Wyeth..........................................      19,081,600
                                                              ---------------
                                                                   85,862,051
                                                              ---------------

              REAL ESTATE--0.4%
       93,500 Simon Property Group, Inc. (REIT)..............       6,777,815
                                                              ---------------

              ROAD & RAIL--0.5%
      207,200 Burlington Northern Santa Fe Corp..............       9,754,976
                                                              ---------------

              SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT--2.1%
      133,250 Freescale Semiconductor, Inc. (b) (c)..........       2,799,583
      133,250 Freescale Semiconductor, Inc. (Class B) (b) (c)       2,822,235
    1,273,100 Intel Corp.....................................      33,176,986
                                                              ---------------
                                                                   38,798,804
                                                              ---------------

              SOFTWARE--2.6%
    1,553,600 Microsoft Corp.................................      38,591,424
      817,200 Oracle Corp. (b)...............................      10,787,040
                                                              ---------------
                                                                   49,378,464
                                                              ---------------

              SPECIALTY RETAIL--1.9%
      319,100 AutoNation, Inc. (b) (c).......................       6,547,932
      140,320 Barnes & Noble, Inc. (b).......................       5,444,416
      234,700 Michaels Stores, Inc...........................       9,709,539
      359,200 The Home Depot, Inc............................      13,972,880
                                                              ---------------
                                                                   35,674,767
                                                              ---------------

              TEXTILES, APPAREL & LUXURY GOODS--0.3%
       73,100 NIKE, Inc. (Class B)...........................       6,330,460
                                                              ---------------

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-280

METROPOLITAN SERIES FUND, INC.

 BLACKROCK DIVERSIFIED PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS--(CONTINUED)
                                               BONDS & NOTES--(CONTINUED)

                                                                VALUE
        SHARES                                                 (NOTE 1)
     ----------------------------------------------------------------------

                  THRIFTS & MORTGAGE FINANCE--0.7%
          175,100 Countrywide Financial Corp............... $     6,760,611
          171,500 Washington Mutual, Inc...................       6,978,335
                                                            ---------------
                                                                 13,738,946
                                                            ---------------

                  TOBACCO--0.9%
          266,300 Altria Group, Inc........................      17,218,958
                                                            ---------------

                  WIRELESS TELECOMMUNICATION SERVICES--0.6%
          324,000 Nextel Communications, Inc. (Class A) (b)      10,468,440
                                                            ---------------
                  Total Common Stocks
                   (Identified Cost $1,145,332,816)........   1,212,473,723
                                                            ---------------

     BONDS & NOTES--36.7%
         FACE
        AMOUNT
     ----------------------------------------------------------------------

                  AEROSPACE & DEFENSE--0.1%
     $    875,000 Lockheed Martin Corp.
                   8.500%, 12/01/29........................       1,263,654
        1,000,000 Northrop Grumman Corp.
                   7.125%, 02/15/11........................       1,130,965
          275,000 Northrop Grumman Corp.
                   7.750%, 02/15/31........................         371,980
                                                            ---------------
                                                                  2,766,599
                                                            ---------------

                  AIRLINES--0.0%
          325,000 Southwest Airlines Co. 5.125%, 03/01/17..         318,688
                                                            ---------------

                  ASSET BACKED--3.4%
        1,150,000 Ares VIII CLO, Ltd. (144A)
                   3.783%, 02/26/16 (d)....................       1,186,455
        5,450,000 BMW Vehicle Owner Trust
                   4.040%, 02/25/09 (d)....................       5,459,167
        4,950,000 Capital Auto Receivables Asset
                   4.050%, 07/15/09 (d)....................       4,956,173
        2,900,000 Citibank Credit Card Issuance Trust
                   7.450%, 09/15/07........................       2,922,050
        5,341,000 Citibank Credit Card Issuance Trust
                   2.550%, 01/20/09........................       5,228,727
        1,550,000 Countrywide Asset-Backed Certificates
                   2.450%, 12/25/31 (d)....................       1,558,487
        6,900,000 DaimlerChrysler Auto Owner Trust
                   3.490%, 12/08/08........................       6,853,432
        6,550,000 Discover Card Master Trust
                   3.250%, 04/16/10 (d)....................       6,542,386
           31,731 Distribution Financial Services Trust
                   5.670%, 01/17/17........................          31,816
        1,425,000 Fleet Commercial Loan Master, LLC (144A)
                   2.020%, 11/16/09 (d)....................       1,427,839
          125,000 Ford Credit Auto Owner Trust
                   4.790%, 11/15/06........................         125,064
        4,975,000 Ford Credit Auto Owner Trust
                   4.170%, 01/15/09 (d)....................       4,986,888
        1,035,425 GE Business Loan Trust (144A)
                   2.539%, 04/15/31 (d)....................       1,067,606

        FACE                                                     VALUE
       AMOUNT                                                   (NOTE 1)
    ------------------------------------------------------------------------

                 ASSET BACKED--(CONTINUED)
    $  1,175,000 Healthcare Finance Group, Inc. (144A)
                  2.220%, 06/05/07 (d)...................... $     1,172,991
         550,000 Healthcare Finance Group, Inc. (144A)
                  2.420%, 06/05/07 (d)......................         548,658
         415,688 Hedged Mutual Fund Fee Trust (144A)
                  5.220%, 11/30/10 (d)......................         415,688
         814,974 Knollwood CDO, Ltd. (144A)
                  4.320%, 01/10/39 (d)......................         808,356
       1,375,000 Long Beach Mortgage Loan Trust
                  2.400%, 03/25/34 (d)......................       1,390,153
       3,325,000 MBNA Credit Card Master Note Trust
                  6.550%, 12/15/08..........................       3,410,882
       4,475,000 MBNA Credit Card Master Note Trust
                  3.300%, 07/15/10..........................       4,398,611
       4,247,000 Nissan Auto Receivables
                  2.700%, 12/17/07..........................       4,198,258
         390,000 Pemex Project Funding Master Trust (144A)
                  5.750%, 12/15/15..........................         388,245
       1,575,000 Residential Asset Securities Corp.
                  2.850%, 01/25/33 (d)......................       1,587,335
       1,425,000 Structured Asset Investment Loan Trust
                  3.050%, 04/25/33 (d)......................       1,432,353
       1,925,000 Structured Asset Securities Corp.
                  2.400%, 06/25/32 (d)......................       1,936,949
                                                             ---------------
                                                                  64,034,569
                                                             ---------------

                 AUTO PARTS--0.0%
         270,000 ArvinMeritor, Inc. 8.750%, 03/01/12 (c)....         281,475
         100,000 Briggs & Stratton Corp.
                  8.875%, 03/15/11..........................         114,250
                                                             ---------------
                                                                     395,725
                                                             ---------------

                 AUTOMOBILES--0.0%
         395,000 DaimlerChrysler North America Holding Corp.
                  8.500%, 01/18/31 (c)......................         500,427
          50,000 Navistar International Corp. (144A)
                  6.250%, 03/01/12..........................          48,250
                                                             ---------------
                                                                     548,677
                                                             ---------------

                 BUILDING & CONSTRUCTION--0.1%
         175,000 Beazer Homes USA, Inc.
                  8.375%, 04/15/12..........................         187,687
         675,000 D.R. Horton, Inc. 8.500%, 04/15/12.........         735,768
         265,000 Hovnanian K Enterprises, Inc.
                  6.500%, 01/15/14 (c)......................         266,987
         465,000 KB Home 6.250%, 06/15/15...................         472,753
         440,000 Lennar Corp. (144A) 5.600%, 05/31/15.......         450,927
         155,000 Pulte Homes, Inc. 6.000%, 02/15/35 (c).....         150,807
                                                             ---------------
                                                                   2,264,929
                                                             ---------------

                 BUILDING PRODUCTS--0.0%
          50,000 Georgia Pacific Corp.
                  8.000%, 01/15/24 (c)......................          57,500
                                                             ---------------

                 BUSINESS SERVICES--0.0%
         245,000 Service Corp. International
                  7.700%, 04/15/09 (c)......................         262,150
                                                             ---------------

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-281

METROPOLITAN SERIES FUND, INC.

 BLACKROCK DIVERSIFIED PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

BOND & NOTES--(CONTINUED)

        FACE                                                    VALUE
       AMOUNT                                                  (NOTE 1)
    -----------------------------------------------------------------------

                 CAPITAL MARKETS--0.1%
    $  1,375,000 Lehman Brothers Holdings, Inc.
                  4.000%, 01/22/08 (c)..................... $     1,370,084
                                                            ---------------

                 CHEMICALS--0.0%
         750,000 FMC Corp. 10.250%, 11/01/09 (c)...........         844,688
                                                            ---------------

                 COLLATERALIZED MORTGAGE OBLIGATIONS--4.5%
       3,630,000 Bank of America Commercial Mortgage, Inc.
                  5.034%, 11/10/42 (d).....................       3,755,365
       2,107,302 Bear Stearns Commercial Mortgage
                  Securities, Inc. 5.920%, 10/15/36........       2,214,435
       3,717,091 Bear Stearns Commercial Mortgage
                  Securities, Inc. 4.361%, 06/11/41........       3,734,705
       3,325,000 Bear Stearns Commercial Mortgage
                  Securities, Inc. 4.674%, 06/11/41........       3,351,111
       4,000,000 Capital Transition Funding, LLC
                  5.010%, 01/15/10.........................       4,042,886
         877,619 Chase Commercial Mortgage Securities Corp.
                  6.025%, 11/18/30.........................         889,553
       3,470,000 Chase Commerical Mortgage Security Corp.
                  7.319%, 10/15/32.........................       3,905,688
       3,795,899 Credit Suisse First Boston Mortgage Trust
                  7.325%, 04/15/62.........................       4,019,430
       3,480,000 General Electric Commercial Mortgage Corp.
                  4.578%, 06/10/48.........................       3,506,596
       2,622,915 GGP Mall Properties Trust (144A)
                  5.558%, 11/15/11.........................       2,673,054
       3,450,000 GMAC Commercial Mortgage Services, Inc.
                  7.455%, 08/16/33.........................       3,890,131
         372,431 IMPAC CMB Trust 3.050%, 08/25/33 (d)......         376,393
       3,475,000 JPMorgan Chase Commercial Mortgage Trust
                  4.738%, 07/15/42.........................       3,509,583
       6,869,000 JPMorgan Commercial Mortgage Finance
                  Corp. 7.238%, 09/15/29...................       7,466,126
         582,397 JPMorgan Commercial Mortgage Finance
                  Corp. 6.180%, 10/15/35...................         594,200
         175,000 JPMorgan Commercial Mortgage Finance
                  Corp. 6.658%, 10/15/35 (d)...............         188,060
       3,660,000 LB-UBS Commercial Mortgage Trust
                  7.950%, 05/15/25 (d).....................       4,185,346
       4,104,150 LB-UBS Commercial Mortgage Trust
                  5.642%, 12/15/25 (d).....................       4,251,587
       1,600,000 LB-UBS Commercial Mortgage Trust
                  5.934%, 12/15/25.........................       1,699,970
       2,650,000 LB-UBS Commercial Mortgage Trust
                  4.023%, 09/15/26.........................       2,638,329
       2,679,087 LB-UBS Commercial Mortgage Trust
                  4.071%, 09/15/26.........................       2,663,673
       2,659,150 LB-UBS Commercial Mortgage Trust
                  3.636%, 11/15/27.........................       2,632,422
       3,758,915 LB-UBS Commercial Mortgage Trust (144A)
                  6.155%, 07/14/16.........................       3,974,686
       1,025,000 Morgan Stanley Capital I, Inc.
                  6.630%, 07/15/30 (d).....................       1,092,535
         430,188 Morgan Stanley Capital I, Inc.
                  5.910%, 11/15/31.........................         433,392

      FACE                                                        VALUE
     AMOUNT                                                      (NOTE 1)
  ---------------------------------------------------------------------------

               COLLATERALIZED MORTGAGE OBLIGATIONS--(CONTINUED)
  $  3,920,000 Salomon Brothers Mortgage Securities VII, Inc.
                6.499%, 10/13/11............................. $     4,337,226
     1,134,049 Salomon Brothers Mortgage Securities VII,
                Inc. (144A) 6.134%, 02/18/34 (d).............       1,160,580
     4,225,000 Washington Mutual, Inc.
                3.420%, 05/25/33 (d).........................       4,159,200
     2,700,000 Washington Mutual, Inc.
                3.700%, 06/25/33 (d).........................       2,647,699
                                                              ---------------
                                                                   83,993,961
                                                              ---------------

               COMPUTERS & BUSINESS EQUIPMENT--0.1%
       975,000 Xerox Corp. 6.875%, 08/15/11..................       1,033,500
                                                              ---------------

               CONTAINERS & GLASS--0.0%
       725,000 Ball Corp. 6.875%, 12/15/12...................         761,250
                                                              ---------------

               DRUGS & HEATH CARE--0.2%
       375,000 Bio-Rad Laboratories, Inc.
                7.500%, 08/15/13.............................         401,250
     1,050,000 Bristol Myers Squibb Co.
                5.750%, 10/01/11.............................       1,123,384
       725,000 Merck & Co., Inc. 4.750%, 03/01/15 (c)........         731,471
       675,000 Wellpoint, Inc. 5.950%, 12/15/34..............         736,804
                                                              ---------------
                                                                    2,992,909
                                                              ---------------

               ELECTRICAL EQUIPMENT--0.0%
       550,000 Thomas & Betts Corp. 7.250%, 06/01/13.........         603,082
                                                              ---------------

               ELECTRICAL UTILITIES--0.4%
       132,467 AES Ironwood LLC 8.857%, 11/30/25.............         150,019
     1,200,000 Dominion Resources, Inc.
                8.125%, 06/15/10.............................       1,382,628
       625,000 Dominion Resources, Inc.
                7.195%, 09/15/14.............................         725,847
       263,043 Elwood Energy LLC 8.159%, 07/05/26............         296,581
     1,245,000 First Energy Corp. 7.375%, 11/15/31...........       1,521,861
       650,000 Peco Energy Co. 4.750%, 10/01/12..............         662,151
     2,000,000 Progress Energy, Inc. 7.100%, 03/01/11........       2,227,932
        60,000 Reliant Energy, Inc. 6.750%, 12/15/14.........          58,650
                                                              ---------------
                                                                    7,025,669
                                                              ---------------

               ELECTRONICS--0.1%
       475,000 Fisher Scientific International, Inc.
                8.000%, 09/01/13.............................         542,687
       700,000 PerkinElmer, Inc. 8.875%, 01/15/13 (c)........         778,750
                                                              ---------------
                                                                    1,321,437
                                                              ---------------

               FEDERAL AGENCIES--14.5%
     6,073,620 Federal Home Loan Bank
                4.500%, 05/01/18.............................       6,054,217
     2,190,171 Federal Home Loan Bank
                4.500%, 05/01/19.............................       2,182,323
       995,497 Federal Home Loan Bank
                4.500%, 12/01/19.............................         991,930

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-282

METROPOLITAN SERIES FUND, INC.

 BLACKROCK DIVERSIFIED PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

BONDS & NOTES--(CONTINUED)

           FACE                                               VALUE
          AMOUNT                                             (NOTE 1)
       ------------------------------------------------------------------

                    FEDERAL AGENCIES--(CONTINUED)
       $  1,075,702 Federal Home Loan Bank
                     4.500%, 03/01/20.................... $     1,071,628
            385,680 Federal Home Loan Bank
                     4.500%, 04/01/20....................         384,219
            230,333 Federal Home Loan Bank
                     4.500%, 05/01/20....................         229,460
          4,932,800 Federal Home Loan Bank
                     5.500%, 07/01/33....................       5,007,615
          9,950,947 Federal Home Loan Bank
                     3.952%, 06/01/34 (d)................       9,843,464
          7,200,000 Federal Home Loan Mortgage Corp.
                     3.150%, 06/04/08....................       7,048,757
          3,320,000 Federal Home Loan Mortgage Corp.
                     5.000%, 12/15/17....................       3,394,548
          3,268,513 Federal Home Loan Mortgage Corp.
                     5.500%, 10/15/33....................       3,373,702
          5,883,688 Federal Home Loan Mortgage Corp.
                     5.500%, 03/15/34....................       6,058,305
          5,083,921 Federal Home Loan Mortgage Corp.
                     5.500%, 05/15/34....................       5,240,244
          3,920,000 Federal Home Loan Mortgage Corp.
                     3.620%, 02/15/35....................       3,932,250
          9,400,000 Federal Home Loan Mortgage Corp.
                     5.000%, TBA.........................       9,502,817
         11,525,000 Federal National Mortgage Association
                     2.250%, 02/28/06....................      11,417,045
          1,025,000 Federal National Mortgage Association
                     2.350%, 04/29/06....................       1,013,244
          9,925,000 Federal National Mortgage Association
                     3.020%, 06/01/06....................       9,842,424
          5,050,000 Federal National Mortgage Association
                     4.000%, 10/16/06....................       5,060,560
          2,745,000 Federal National Mortgage Association
                     3.000%, 03/02/07....................       2,709,137
          6,375,000 Federal National Mortgage Association
                     2.750%, 07/23/07....................       6,240,430
          1,980,000 Federal National Mortgage Association
                     2.920%, 08/15/07 (d)................       1,978,867
             27,658 Federal National Mortgage Association
                     7.250%, 09/01/07....................          28,108
            154,800 Federal National Mortgage Association
                     7.000%, 12/01/07....................         157,417
         10,000,000 Federal National Mortgage Association
                     4.000%, 01/26/09....................       9,983,100
            123,963 Federal National Mortgage Association
                     8.500%, 02/01/09....................         129,085
          2,975,000 Federal National Mortgage Association
                     5.500%, 03/15/11....................       3,191,131
          6,200,000 Federal National Mortgage Association
                     6.000%, 05/15/11....................       6,818,723
            873,562 Federal National Mortgage Association
                     6.500%, 01/01/14....................         909,717
          2,525,000 Federal National Mortgage Association
                     5.125%, 05/27/15....................       2,551,838
              4,654 Federal National Mortgage Association
                     9.000%, 04/01/16....................           4,943
              4,247 Federal National Mortgage Association
                     6.500%, 08/01/16....................           4,423

         FACE                                                  VALUE
        AMOUNT                                                (NOTE 1)
     ---------------------------------------------------------------------

                  FEDERAL AGENCIES--(CONTINUED)
     $    645,725 Federal National Mortgage Association
                   6.500%, 09/01/16....................... $       672,457
          129,739 Federal National Mortgage Association
                   6.500%, 02/01/17.......................         135,110
        2,079,491 Federal National Mortgage Association
                   5.000%, 06/01/18.......................       2,104,417
        1,586,075 Federal National Mortgage Association
                   4.500%, 10/01/18.......................       1,580,004
           49,999 Federal National Mortgage Association
                   5.500%, 03/01/19.......................          51,357
        2,312,663 Federal National Mortgage Association
                   5.000%, 06/01/23.......................       2,331,438
        1,377,181 Federal National Mortgage Association
                   5.500%, 01/01/24.......................       1,405,847
        1,626,716 Federal National Mortgage Association
                   6.500%, 12/01/29 (d)...................       1,689,356
        3,102,401 Federal National Mortgage Association
                   5.500%, 04/01/33.......................       3,147,687
        4,087,851 Federal National Mortgage Association
                   5.500%, 11/01/33.......................       4,147,522
       10,410,408 Federal National Mortgage Association
                   5.500%, 04/01/34.......................      10,562,370
        3,595,979 Federal National Mortgage Association
                   5.500%, 05/25/34.......................       3,697,219
        3,070,000 Federal National Mortgage Association
                   3.390%, 03/25/35 (d)...................       3,108,854
        9,100,000 Federal National Mortgage Association
                   4.500%, TBA............................       9,024,089
       11,000,000 Federal National Mortgage Association
                   5.000%, TBA............................      11,045,940
       23,400,000 Federal National Mortgage Association
                   5.500%, TBA............................      23,714,449
       39,500,000 Federal National Mortgage Association
                   6.000%, TBA............................      40,452,421
          195,140 Government National Mortgage Association
                   6.000%, 02/15/09.......................         200,098
           54,744 Government National Mortgage Association
                   6.500%, 07/15/14.......................          57,290
        1,093,483 Government National Mortgage Association
                   7.500%, 12/15/14.......................       1,160,141
          563,627 Government National Mortgage Association
                   7.500%, 03/15/32.......................         604,147
        6,016,804 Government National Mortgage Association
                   5.500%, 04/15/33.......................       6,151,315
        1,648,291 Government National Mortgage Association
                   6.000%, 09/20/33.......................       1,697,875
        8,739,026 Government National Mortgage Association
                   5.000%, 10/20/33.......................       8,791,926
        2,668,598 Government National Mortgage Association
                   6.000%, 10/20/33.......................       2,757,971
        3,683,344 Government National Mortgage Association
                   6.000%, 11/20/33.......................       3,794,146
        2,703,369 Government National Mortgage Association
                   6.000%, 02/20/34.......................       2,784,420
                                                           ---------------
                                                               273,225,537
                                                           ---------------

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-283

METROPOLITAN SERIES FUND, INC.

 BLACKROCK DIVERSIFIED PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

BONDS & NOTES--(CONTINUED)

          FACE                                                 VALUE
         AMOUNT                                               (NOTE 1)
      --------------------------------------------------------------------

                   FINANCE & BANKING--3.1%
      $  5,460,000 Bank of America Corp.
                    5.250%, 02/01/07 (c).................. $     5,572,219
           775,000 Bank of New York 3.800%, 02/01/08......         768,733
           510,000 Barclays Bank, Plc. (144A)
                    8.550%, 09/29/49 (d) (e)..............         613,568
         2,850,000 Berkshire Hathaway Financial Corp.
                    3.375%, 10/15/08......................       2,772,734
         3,710,000 Citigroup, Inc. 5.500%, 08/09/06.......       3,770,050
         9,835,000 Citigroup, Inc. 3.500%, 02/01/08 (c)...       9,696,356
         3,150,000 Citigroup, Inc. 4.125%, 02/22/10 (c)...       3,138,818
           650,000 Credit Suisse First Boston
                    4.700%, 06/01/09......................         660,515
         1,475,000 Deutsche Bank AG
                    3.843%, 03/15/07 (d)..................       1,472,522
           800,000 Devon Financing Corp.
                    7.875%, 09/30/31 (c)..................       1,040,562
           800,000 First National Bank of Boston
                    7.375%, 09/15/06......................         830,758
           250,000 General Motors Acceptance Corp.
                    4.602%, 09/23/08 (d)..................         231,122
           565,000 GMAC Bank GmbH
                    4.750%, 09/14/09, (EUR)...............         622,976
         1,780,000 HBOS, Plc. (144A) 3.750%, 09/30/08.....       1,765,374
         1,985,000 Household Finance Corp.
                    6.400%, 06/17/08......................       2,102,377
         4,650,000 HSBC Bank USA, N.A.
                    3.870%, 06/07/07......................       4,618,701
         1,790,000 RBS Capital Trust I
                    4.709%, 12/29/49 (d) (c)..............       1,765,985
           185,000 SLM Corp. 4.000%, 01/15/10.............         182,751
           310,000 Sprint Capital Corp. 6.875%, 11/15/28..         355,843
           700,000 Sprint Capital Corp. 8.750%, 03/15/32..         973,778
         1,400,000 U.S. Bank N.A. 2.850%, 11/15/06........       1,376,903
       704,000,000 UBS, AG Zero Coupon, 09/27/05, (JPY)...       6,352,059
           925,000 USA Education, Inc. 5.625%, 04/10/07...         948,356
           960,000 Wells Fargo & Co.
                    5.125%, 02/15/07 (c)..................         975,872
         1,600,000 Wells Fargo & Co. 4.000%, 08/15/08.....       1,597,174
         3,885,000 Wells Fargo & Co.
                    4.200%, 01/15/10 (c)..................       3,882,953
                                                           ---------------
                                                                58,089,059
                                                           ---------------

                   FINANCIAL SERVICES--1.2%
            95,000 BCP Crystal U.S. Holdings Corp.
                    9.625%, 06/15/14......................         106,400
        16,730,000 General Electric Capital Corp.
                    3.450%, 07/16/07......................      16,511,289
         4,325,000 General Electric Capital Corp.
                    4.125%, 09/01/09......................       4,310,221
           505,000 General Electric Capital Corp.
                    5.375%, 03/15/07 (c)..................         515,944
           980,000 Verizon Global Funding Corp.
                    7.750%, 12/01/30 (c)..................       1,265,424
                                                           ---------------
                                                                22,709,278
                                                           ---------------

                   FOOD & BEVERAGES--0.1%
         1,095,000 Smithfield Foods, Inc. 7.000%, 08/01/11       1,152,488
                                                           ---------------

          FACE                                                   VALUE
         AMOUNT                                                 (NOTE 1)
      ----------------------------------------------------------------------

                      FOREST PRODUCTS & PAPER--0.0%
      $    275,000    Abitibi-Consolidated Co.
                       8.375%, 04/01/15 (c)................. $       280,500
                                                             ---------------

                      GAS & OIL--0.3%
           825,000    Amerada Hess Corp.
                       7.125%, 03/15/33 (c).................         978,542
           360,000    Anadarko Finance Co. 7.500%, 05/01/31.         454,500
           200,000    Chesapeake Energy Corp.
                       7.750%, 01/15/15 (c).................         216,000
           230,000    Chesapeake Energy Corp. (144A)
                       6.250%, 01/15/18.....................         226,550
           350,000    ConocoPhillips 5.900%, 10/15/32 (c)...         393,202
           375,000    Dynegy Holdings, Inc. (144A)
                       10.125%, 07/15/13....................         423,750
           650,000    Enterprise Products Partners, L.P.
                       5.600%, 10/15/14.....................         668,883
            25,000    Exelon Corp. 5.625%, 06/15/35.........          25,202
            75,000    KCS Energy, Inc. (144A)
                       7.125%, 04/01/12.....................          76,500
           770,000    Newfield Exploration Co.
                       6.625%, 09/01/14 (c).................         806,575
           505,000    Plains Exploration & Production Co.
                       7.125%, 06/15/14 (c).................         540,350
           100,000    Tenaska Alabama Partners, L.P. (144A)
                       7.000%, 06/30/21.....................         101,250
                                                             ---------------
                                                                   4,911,304
                                                             ---------------

                      GAS & PIPELINE UTILITIES--0.0%
           100,000    Transcontinental Gas Pipe Line
                       8.875%, 07/15/12 (c).................         119,000
                                                             ---------------

                      HOTELS & RESTAURANTS--0.1%
           165,000    John Q Hammons Hotels, L.P.
                       8.875%, 05/15/12.....................         179,850
           125,000    Mohegan Tribal Gaming Authority (144A)
                       6.125%, 02/15/13.....................         126,250
           950,000    Park Place Entertainment Corp.
                       7.875%, 03/15/10 (c).................       1,064,000
            70,000    Wynn Las Vegas, LLC (144A)
                       6.625%, 12/01/14 (c).................          68,075
                                                             ---------------
                                                                   1,438,175
                                                             ---------------

                      INDUSTRIAL CONGLOMERATES--0.0%
           575,000    United Technologies Corp.
                       4.875%, 05/01/15 (c).................         588,180
           250,000    United Technologies Corp.
                       8.875%, 11/15/19.....................         350,448
                                                             ---------------
                                                                     938,628
                                                             ---------------

                      INVESTMENT BROKERAGE--0.4%
         4,285,000    JPMorgan Chase & Co.
                       5.350%, 03/01/07.....................       4,370,653
         2,365,000    JPMorgan Chase & Co.
                       5.250%, 05/30/07 (c).................       2,414,428
                                                             ---------------
                                                                   6,785,081
                                                             ---------------

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-284

METROPOLITAN SERIES FUND, INC.

 BLACKROCK DIVERSIFIED PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

BONDS & NOTES--(CONTINUED)

          FACE                                                 VALUE
         AMOUNT                                               (NOTE 1)
      --------------------------------------------------------------------

                   LEISURE EQUIPMENT & PRODUCTS--0.0%
      $    360,000 K2, Inc. 7.375%, 07/01/14 (c).......... $       378,900
                                                           ---------------

                   MEDIA--0.5%
           175,000 Comcast Corp. 7.050%, 03/15/33 (c).....         206,613
           200,000 Comcast Corp. 5.650%, 06/15/35.........         199,161
           375,000 Cox Communications, Inc.
                    4.625%, 06/01/13 (c)..................         364,017
           255,000 DIRECTV Holdings, LLC (144A)
                    6.375%, 06/15/15......................         253,725
         1,000,000 EchoStar DBS Corp.
                    5.750%, 10/01/08 (c)..................         993,750
         1,025,000 Lamar Media Corp. 7.250%, 01/01/13 (c).       1,081,375
            80,000 Movie Gallery, Inc. (144A)
                    11.000%, 05/01/12 (c).................          84,000
         1,515,000 News America Holdings, Inc.
                    6.200%, 12/15/34......................       1,589,982
         1,725,000 TCI Communications, Inc.
                    7.875%, 02/15/26......................       2,154,427
           935,000 Time Warner, Inc. 7.700%, 05/01/32.....       1,182,796
           620,000 Viacom, Inc. 6.625%, 05/15/11 (c)......         665,946
                                                           ---------------
                                                                 8,775,792
                                                           ---------------

                   RAILROADS & EQUIPMENT--0.0%
           425,000 Union Pacific Corp. 7.125%, 02/01/28...         521,345
                                                           ---------------

                   REAL ESTATE--0.4%
           145,000 American Real Estate Partners
                    8.125%, 06/01/12......................         149,350
            80,000 American Real Estate Partners (144A)
                    7.125%, 02/15/13......................          78,400
         3,000,000 EOP Operating, L.P. 6.800%, 01/15/09...       3,215,310
           920,000 EOP Operating, L.P.
                    6.630%, 04/13/15 (d)..................       1,029,647
         1,635,000 Rouse Co. 5.375%, 11/26/13 (c).........       1,583,978
         2,450,000 Simon Property Group, L.P. (REIT)
                    7.375%, 01/20/06......................       2,491,942
                                                           ---------------
                                                                 8,548,627
                                                           ---------------

                   RETAIL--0.2%
           695,000 Delhaize America, Inc. 9.000%, 04/15/31         867,693
           160,000 Federated Department Stores, Inc.
                    6.790%, 07/15/27 (c)..................         180,849
           175,000 Federated Department Stores, Inc.
                    7.000%, 02/15/28 (c)..................         203,450
         1,400,000 Kroger Co. 6.375%, 03/01/08............       1,467,238
           125,000 The May Deptartment Stores Co.
                    7.875%, 03/01/30......................         158,069
           225,000 The May Deptartment Stores Co.
                    6.700%, 07/15/34......................         251,555
                                                           ---------------
                                                                 3,128,854
                                                           ---------------

                   SEMICONDUCTORS--0.0%
           150,000 Magna Chip Semiconductor S.A. (144A)
                    6.660%, 12/15/11 (d)..................         148,500
            20,000 Magna Chip Semiconductor S.A. (144A)
                    6.875%, 12/15/11......................          19,600
                                                           ---------------
                                                                   168,100
                                                           ---------------

        FACE                                                    VALUE
       AMOUNT                                                  (NOTE 1)
    -----------------------------------------------------------------------

                 TELECOMMUNICATIONS--0.3%
    $  1,875,000 AOL Time Warner, Inc.
                  6.875%, 05/01/12......................... $     2,115,789
         325,000 AOL Time Warner, Inc.
                  7.625%, 04/15/31.........................         405,889
         275,000 AT&T Broadband Corp.
                  8.375%, 03/15/13.........................         335,322
       1,370,000 BellSouth Corp. 4.200%, 09/15/09 (c)......       1,365,139
          50,000 Cincinnati Bell, Inc. 7.250%, 07/15/13 (c)          52,500
          80,000 Citizens Communications Co.
                  6.250%, 01/15/13 (c).....................          77,400
         360,000 Qwest Corp. (144A)
                  6.671%, 06/15/13 (d).....................         368,550
         925,000 SBC Communications, Inc.
                  5.100%, 09/15/14.........................         945,777
         475,000 SBC Communications, Inc.
                  6.450%, 06/15/34 (c).....................         534,052
                                                            ---------------
                                                                  6,200,418
                                                            ---------------

                 U.S. TREASURY--5.2%
       5,760,000 United States Treasury Bonds
                  8.875%, 02/15/19 (c).....................       8,562,828
       9,940,000 United States Treasury Bonds
                  5.375%, 02/15/31 (c).....................      11,729,200
       8,220,000 United States Treasury Notes
                  3.125%, 01/31/07 (c).....................       8,155,136
      20,360,000 United States Treasury Notes
                  3.375%, 02/28/07 (c).....................      20,270,925
      14,325,000 United States Treasury Notes
                  3.750%, 03/31/07 (c).....................      14,346,817
      14,670,000 United States Treasury Notes
                  3.625%, 04/30/07 (c).....................      14,661,975
       3,101,611 United States Treasury Notes
                  2.000%, 07/15/14 (c).....................       3,195,993
       5,626,836 United States Treasury Notes
                  1.625%, 01/15/15.........................       5,606,394
       7,300,000 United States Treasury Bond Strips Zero
                  Coupon, 08/15/25 (c).....................       3,040,720
       5,670,000 United States Treasury Bonds
                  6.250%, 05/15/30 (c).....................       7,385,396
                                                            ---------------
                                                                 96,955,384
                                                            ---------------

                 YANKEE--1.4%
         950,000 British Telecommunications, Plc.
                  8.875%, 12/15/30 (d).....................       1,341,071
         300,000 Crown European Holdings, S.A.
                  10.875%, 03/01/13........................         352,500
       1,150,000 Deutsche Telekom International Finance
                  8.750%, 06/15/30 (d).....................       1,557,076
         335,000 EnCana Corp. 6.500%, 08/15/34.............         384,458
         875,000 Federal Republic of Germany
                  4.750%, 07/04/34, (EUR)..................       1,262,714
       3,525,000 Federal Republic of Germany
                  4.000%, 01/04/37, (EUR)..................       4,536,809
         155,000 Ispat Inland ULC 9.750%, 04/01/14.........         180,575

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-285

METROPOLITAN SERIES FUND, INC.

 BLACKROCK DIVERSIFIED PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

BONDS & NOTES--(CONTINUED)

          FACE                                                VALUE
         AMOUNT                                              (NOTE 1)
      -------------------------------------------------------------------

                   YANKEE--(CONTINUED)
      $    100,000 Luscar Coal, Ltd. 9.750%, 10/15/11 (c) $       110,000
           550,000 Rogers Wireless Communications, Inc.
                    6.375%, 03/01/14 (c).................         559,625
           215,000 Rogers Wireless Communications, Inc.
                    7.500%, 03/15/15.....................         233,812
         3,175,000 State of Israel 5.500%, 12/04/23......       3,557,118
         2,075,000 Telecom Italia Capital (144A)
                    4.950%, 09/30/14.....................       2,054,551
         3,725,000 United Mexican States 4.625%, 10/08/08       3,749,212
         9,110,000 United Mexican States
                    9.000%, 12/22/11, (MXN)..............         833,410
        20,620,000 United Mexican States
                    8.000%, 12/19/13, (MXN)..............       1,763,874
           775,000 United Mexican States
                    6.625%, 03/03/15 (c).................         852,887
           650,000 United Mexican States
                    8.300%, 08/15/31 (c).................         809,250
         1,540,000 Vodafone Airtouch, Plc.
                    7.750%, 02/15/10.....................       1,758,349
                                                          ---------------
                                                               25,897,291
                                                          ---------------
                   Total Bonds & Notes
                    (Identified Cost $686,046,064).......     690,819,178
                                                          ---------------

      OPTIONS PURCHASED--0.0%
         SHARES
      -------------------------------------------------------------------

                   PUT--0.0%
            85,000 U.S. Treasury Notes 10 Year Futures,
                    08/26/05.............................          17,266
                                                          ---------------
                   Total Options Purchased
                    (Identified Cost $40,394)............          17,266
                                                          ---------------

      WARRANTS--0.0%
      -------------------------------------------------------------------

                   COMMERCIAL SERVICES & SUPPLIES--0.0%
               316 Anacomp, Inc. (Class B) (b)...........              10
                                                          ---------------
                   Total Warrants
                    (Identified Cost $0).................              10
                                                          ---------------

      TBA SALE COMMITMENTS--(1.9)%
          FACE                                                 VALUE
         AMOUNT                                               (NOTE 1)
      --------------------------------------------------------------------

                    FEDERAL AGENCIES--(1.9)%
      $ (3,200,000) Federal Home Loan Mortgage Corp.
                     4.500%, TBA......................... $    (3,184,999)
        (6,300,000) Federal National Mortgage Association
                     6.000%, TBA.........................      (6,452,824)
        (5,700,000) Federal National Mortgage Association
                     4.500%, TBA.........................      (5,673,279)
        (6,800,000) Federal National Mortgage Association
                     5.000%, TBA.........................      (6,808,750)
       (13,900,000) Federal National Mortgage Association
                     5.500%, TBA.........................     (14,086,788)
                                                          ---------------
                                                              (36,206,640)
                                                          ---------------
                    Total TBA Sale Commitments
                     (Identified Cost $(36,165,480)).....     (36,206,640)
                                                          ---------------

      SHORT TERM INVESTMENTS--3.0%
      --------------------------------------------------------------------

                    DISCOUNT NOTES--0.3%
         6,200,000  Federal Home Loan Bank
                     2.650%, 07/01/05....................       6,200,000
                                                          ---------------

                    U.S. TREASURY--2.7%
        33,600,000  United States Treasury Bills
                     2.615%, 07/14/05 (c)................      33,568,271
        18,000,000  United States Treasury Bills
                     2.673%, 07/14/05....................      17,982,629
                                                          ---------------
                                                               51,550,900
                                                          ---------------
                    Total Short Term Investments
                     (Identified Cost $57,750,900).......      57,750,900
                                                          ---------------
                    Total Investments--102.2%
                     (Identified Cost $1,853,004,694) (a)   1,924,854,437
                    Other assets less liabilities........     (42,345,581)
                                                          ---------------
                    TOTAL NET ASSETS--100%............... $ 1,882,508,856
                                                          ===============

FORWARD CONTRACTS

                                            LOCAL    AGGREGATE               UNREALIZED
                                           CURRENCY    FACE       TOTAL    APPRECIATION/
FORWARD CURRENCY CONTRACTS  DELIVERY DATE   AMOUNT     VALUE      VALUE    (DEPRECIATION)
--------------------------  ------------- ---------- ---------- ---------- --------------
Euro (sold)................   07/26/05     4,849,576 $6,364,196 $5,872,515    $491,681
Euro (sold)................   07/26/05       485,900    615,912    588,393      27,519
Mexican Peso (purchased)...   07/25/05     6,551,153    597,482    605,283       7,801
Mexican Peso (sold)........   07/25/05    18,310,000  1,623,447  1,691,722     (68,275)
Mexican Peso (sold)........   07/25/05    18,165,000  1,635,308  1,678,325     (43,017)
                                                                              --------
Net Unrealized Appreciation                                                   $415,709
                                                                              ========

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-286

METROPOLITAN SERIES FUND, INC.

 BLACKROCK DIVERSIFIED PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)


FUTURES CONTRACTS
                                                                                                UNREALIZED
                                           EXPIRATION NUMBER OF   CONTRACT    VALUATION AS OF APPRECIATION/
FUTURES CONTRACTS LONG                        DATE    CONTRACTS    AMOUNT        06/30/05     (DEPRECIATION)
----------------------                     ---------- --------- ------------  --------------- --------------
Interest Rate Swap 10 Year Futures........  09/19/05     271    $ 30,524,089   $ 30,589,125     $  65,036
S&P 500 Index Futures.....................  09/15/05      37      11,150,937     11,058,376       (92,561)
U.S. Treasury Bonds Futures...............  09/15/05     232      27,160,895     27,550,000       389,105

FUTURES CONTRACTS SHORT
-----------------------
Federal Republic of Germany 5 Year Futures  09/08/05    (157)    (21,840,636)   (21,965,401)     (124,765)
U.S. Treasury Notes 10 Year Futures.......  09/21/05    (180)    (20,461,872)   (20,424,374)       37,498
U.S. Treasury Notes 5 Year Futures........  09/30/05    (411)    (44,624,071)   (44,754,047)     (129,976)
                                                                                                ---------
Net Unrealized Appreciation...............                                                      $ 144,337
                                                                                                =========
OPTIONS WRITTEN

                                                                                                UNREALIZED
                                           EXPIRATION NUMBER OF   CONTRACT    VALUATION AS OF APPRECIATION/
OPTIONS WRITTEN-CALLS                         DATE    CONTRACTS    AMOUNT        06/30/05     (DEPRECIATION)
---------------------                      ---------- --------- ------------  --------------- --------------
U.S. Treasury Notes 10 Year Futures 112...  08/31/05    (110)   $    (51,963)  $   (204,531)    $(152,568)
U.S. Treasury Notes 10 Year Futures 113...  08/31/05     (80)        (44,776)       (93,750)      (48,974)

OPTIONS WRITTEN-PUTS
--------------------
U.S. Treasury Notes 10 Year Futures 106...  08/31/05    (122)       (103,359)        (1,906)      101,453
U.S. Treasury Notes 10 Year Futures 105...  08/31/05     (27)        (13,846)          (422)       13,424
                                                                                                ---------
Net Unrealized Depreciation...............                                                      $ (86,665)
                                                                                                =========

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-287

METROPOLITAN SERIES FUND, INC.

 BLACKROCK DIVERSIFIED PORTFOLIO

STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
JUNE 30, 2005 (UNAUDITED)

     ASSETS
       Investments at value..................              $1,924,854,437
       Cash..................................                      47,674
       Foreign cash at value
        (Identified cost $505,453)...........                     502,461
       Collateral for securities loaned......                 242,170,990
       Receivable for:
        Securities sold......................                 112,039,086
        Fund shares sold.....................                     297,476
        Open forward currency contracts--
         net.................................                     415,709
        Futures variation margin.............                      11,918
        Dividends and interest...............                   7,443,803
        Foreign taxes........................                      37,809
                                                           --------------
         Total Assets........................               2,287,821,363
     LIABILITIES
       Payable for:
        Fund shares redeemed................. $  1,172,333
        Securities purchased.................  160,526,919
        Options written, at fair value
         (premiums received $213,944)........      300,609
        Interest.............................       74,115
        Return of collateral for securities
         loaned..............................  242,170,990
       Accrued expenses:
        Management fees......................      685,351
        Service and distribution fees........       16,563
        Other expenses.......................      365,627
                                              ------------
         Total Liabilities...................                 405,312,507
                                                           --------------
     NET ASSETS..............................              $1,882,508,856
                                                           ==============
       Net assets consist of:
        Capital paid in......................              $1,939,866,845
        Undistributed net investment
         income..............................                  20,454,877
        Accumulated net realized losses......                (150,105,183)
        Unrealized appreciation
         (depreciation) on investments,
         options, foreign currency and
         futures contracts...................                  72,292,317
                                                           --------------
     NET ASSETS..............................              $1,882,508,856
                                                           ==============
     Computation of offering price:
     CLASS A
     Net asset value and redemption price per
      share ($1,769,118,500 divided by
      111,233,313 shares outstanding)........              $        15.90
                                                           ==============
     CLASS B
     Net asset value and redemption price per
      share ($32,347,756 divided by
      2,041,791 shares outstanding)..........              $        15.84
                                                           ==============
     CLASS E
     Net asset value and redemption price per
      share ($81,042,600 divided by
      5,102,790 shares outstanding)..........              $        15.88
                                                           ==============
     Identified cost of investments..........              $1,853,004,694
                                                           ==============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)

   INVESTMENT INCOME
     Dividends...............................                $  10,565,500(a)
     Interest................................                   14,748,820(b)
                                                             -------------
                                                                25,314,320
   EXPENSES
     Management fees......................... $   4,162,718
     Service and distribution fees--Class B..        32,554
     Service and distribution fees--Class E..        61,130
     Directors' fees and expenses............        10,297
     Custodian...............................       230,657
     Audit and tax services..................         7,442
     Legal...................................        33,067
     Printing................................       265,134
     Insurance...............................        21,530
     Miscellaneous...........................        14,814
                                              -------------
     Total expenses before reductions........     4,839,343
     Expense reductions......................       (81,139)     4,758,204
                                              -------------  -------------
   NET INVESTMENT INCOME.....................                   20,556,116
                                                             -------------
   REALIZED AND UNREALIZED GAIN (LOSS)
   Realized gain (loss) on:
     Investments--net........................   106,284,492
     Options--net............................        54,078
     Foreign currency transactions--net......       106,055
     Futures contracts--net..................       198,007    106,642,632
                                              -------------
   Unrealized appreciation (depreciation) on:
     Investments--net........................  (121,663,458)
     Foreign currency transactions--net......       411,190
     Futures contracts--net..................       270,090   (120,982,178)
                                              -------------  -------------
   Net gain (loss)...........................                  (14,339,546)
                                                             -------------
   NET INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS..........................                $   6,216,570
                                                             =============

(a)NET OF FOREIGN TAXES OF $113.
(b)INCLUDES INCOME ON SECURITIES LOANED OF $84,159.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-288

METROPOLITAN SERIES FUND, INC.

 BLACKROCK DIVERSIFIED PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                                       SIX MONTHS
                                                                         ENDED         YEAR ENDED
                                                                        JUNE 30,      DECEMBER 31,
                                                                          2005            2004
                                                                     --------------  --------------
FROM OPERATIONS
  Net investment income............................................. $   20,556,116  $   38,648,990
  Net realized gain.................................................    106,642,632     147,238,768
  Unrealized depreciation...........................................   (120,982,178)    (28,574,115)
                                                                     --------------  --------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................      6,216,570     157,313,643
                                                                     --------------  --------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income............................................
    Class A.........................................................    (28,678,892)    (35,761,675)
    Class B.........................................................       (391,826)              0
    Class E.........................................................     (1,177,698)     (1,368,237)
                                                                     --------------  --------------
  TOTAL DISTRIBUTIONS...............................................    (30,248,416)    (37,129,912)
                                                                     --------------  --------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.    (74,291,053)   (114,027,761)
                                                                     --------------  --------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................    (98,322,899)      6,155,970

NET ASSETS
  Beginning of the period...........................................  1,980,831,755   1,974,675,785
                                                                     --------------  --------------
  End of the period................................................. $1,882,508,856  $1,980,831,755
                                                                     ==============  ==============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $   20,454,877  $   30,147,177
                                                                     ==============  ==============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                    SIX MONTHS ENDED              YEAR ENDED
                                                                     JUNE 30, 2005             DECEMBER 31, 2004
                                                               -------------------------  --------------------------
                                                                 SHARES          $           SHARES          $
                                                               ----------  -------------  -----------  -------------
CLASS A
  Sales.......................................................  2,398,509  $  37,970,886    2,056,939  $  31,322,434
  Reinvestments...............................................  1,861,057     28,678,892    2,369,892     35,761,675
  Redemptions................................................. (9,454,731)  (149,815,630) (15,018,684)  (228,103,744)
                                                               ----------  -------------  -----------  -------------
  Net increase (decrease)..................................... (5,195,165) $ (83,165,852) (10,591,853) $(161,019,635)
                                                               ==========  =============  ===========  =============
CLASS B
  Sales.......................................................    867,899  $  13,687,912    1,331,985  $  20,049,295
  Reinvestments...............................................     25,526        391,826            0              0
  Redemptions.................................................   (125,398)    (1,979,959)     (58,221)      (873,431)
                                                               ----------  -------------  -----------  -------------
  Net increase (decrease).....................................    768,027  $  12,099,779    1,273,764  $  19,175,864
                                                               ==========  =============  ===========  =============
CLASS E
  Sales.......................................................    233,546  $   3,689,627    2,847,828  $  43,310,350
  Reinvestments...............................................     76,524      1,177,698       90,792      1,368,237
  Redemptions.................................................   (510,920)    (8,092,305)  (1,117,488)   (16,862,577)
                                                               ----------  -------------  -----------  -------------
  Net increase (decrease).....................................   (200,850) $  (3,224,980)   1,821,132  $  27,816,010
                                                               ==========  =============  ===========  =============
  Increase (decrease) derived from capital share transactions. (4,627,988) $ (74,291,053)  (7,496,957) $(114,027,761)
                                                               ==========  =============  ===========  =============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-289

METROPOLITAN SERIES FUND, INC.

 BLACKROCK DIVERSIFIED PORTFOLIO

FINANCIAL HIGHLIGHTS (UNAUDITED)

                                                                                                  CLASS A
                                                                 -------------------------------------------------------------
                                                                  SIX MONTHS
                                                                    ENDED                        YEAR ENDED DECEMBER 31,
                                                                   JUNE 30,    -----------------------------------------------
                                                                     2005         2004        2003        2002        2001
                                                                 ----------    ----------  ----------  ----------  ----------
NET ASSET VALUE, BEGINNING OF PERIOD............................ $    16.11    $    15.13  $    13.07  $    15.51  $    18.38
                                                                 ----------    ----------  ----------  ----------  ----------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income.........................................       0.19          0.32        0.30        0.42        0.49
  Net realized and unrealized gain (loss) on investments........      (0.14)         0.95        2.30       (2.53)      (1.62)
                                                                 ----------    ----------  ----------  ----------  ----------
  Total from investment operations..............................       0.05          1.27        2.60       (2.11)      (1.13)
                                                                 ----------    ----------  ----------  ----------  ----------
LESS DISTRIBUTIONS
  Distributions from net investment income......................      (0.26)        (0.29)      (0.54)      (0.33)      (0.78)
  Distributions from net realized capital gains.................       0.00          0.00        0.00        0.00       (0.96)
                                                                 ----------    ----------  ----------  ----------  ----------
  Total distributions...........................................      (0.26)        (0.29)      (0.54)      (0.33)      (1.74)
                                                                 ----------    ----------  ----------  ----------  ----------
NET ASSET VALUE, END OF PERIOD.................................. $    15.90    $    16.11  $    15.13  $    13.07  $    15.51
                                                                 ==========    ==========  ==========  ==========  ==========
TOTAL RETURN (%)................................................        0.3(b)        8.5        20.6       (13.9)       (6.3)
Ratio of operating expenses to average net assets before expense
 reductions (%).................................................       0.50(c)       0.50        0.51        0.49        0.49
Ratio of operating expenses to average net assets after expense
 reductions (%) (d).............................................       0.49(c)       0.49        0.50        0.48        0.47
Ratio of net investment income to average net assets (%)........       2.18(c)       1.99        2.00        2.68        2.73
Portfolio turnover rate (%).....................................        562(c)        232         211         112         131
Net assets, end of period (000)................................. $1,769,119    $1,875,196  $1,922,067  $1,688,913  $2,345,064

                                                                 -----------


                                                                 -----------
                                                                    2000
                                                                 ----------
NET ASSET VALUE, BEGINNING OF PERIOD............................ $    18.27
                                                                 ----------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income.........................................       0.62
  Net realized and unrealized gain (loss) on investments........      (0.43)
                                                                 ----------
  Total from investment operations..............................       0.19
                                                                 ----------
LESS DISTRIBUTIONS
  Distributions from net investment income......................       0.00
  Distributions from net realized capital gains.................      (0.08)
                                                                 ----------
  Total distributions...........................................      (0.08)
                                                                 ----------
NET ASSET VALUE, END OF PERIOD.................................. $    18.38
                                                                 ==========
TOTAL RETURN (%)................................................        1.0
Ratio of operating expenses to average net assets before expense
 reductions (%).................................................       0.46
Ratio of operating expenses to average net assets after expense
 reductions (%) (d).............................................       0.46
Ratio of net investment income to average net assets (%)........       3.26
Portfolio turnover rate (%).....................................        131
Net assets, end of period (000)................................. $2,756,922

                                                             CLASS B                                   CLASS E
                                                  --------------------------    --------------------------------------
                                                  SIX MONTHS  APRIL 26, 2004(A) SIX MONTHS
                                                    ENDED          THROUGH        ENDED      YEAR ENDED DECEMBER 31,
                                                   JUNE 30,     DECEMBER 31,     JUNE 30,   -------------------------
                                                     2005           2004           2005       2004     2003     2002
                                                  ----------  ----------------- ----------  -------  -------  -------
NET ASSET VALUE, BEGINNING OF PERIOD.............  $ 16.03         $ 14.97       $ 16.07    $ 15.11  $ 13.06  $ 15.51
                                                   -------         -------       -------    -------  -------  -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income..........................     0.11            0.11          0.16       0.29     0.41     0.40
  Net realized and unrealized gain (loss) on
   investments...................................    (0.08)           0.95         (0.12)      0.94     2.17    (2.52)
                                                   -------         -------       -------    -------  -------  -------
  Total from investment operations...............     0.03            1.06          0.04       1.23     2.58    (2.12)
                                                   -------         -------       -------    -------  -------  -------
LESS DISTRIBUTIONS
  Distributions from net investment income.......    (0.22)           0.00         (0.23)     (0.27)   (0.53)   (0.33)
                                                   -------         -------       -------    -------  -------  -------
  Total distributions............................    (0.22)           0.00         (0.23)     (0.27)   (0.53)   (0.33)
                                                   -------         -------       -------    -------  -------  -------
NET ASSET VALUE, END OF PERIOD...................  $ 15.84         $ 16.03       $ 15.88    $ 16.07  $ 15.11  $ 13.06
                                                   =======         =======       =======    =======  =======  =======
TOTAL RETURN (%).................................      0.2(b)          7.1(b)        0.3(b)     8.3     20.4    (13.9)
Ratio of operating expenses to average net assets
 before expense reductions (%)...................     0.75(c)         0.75(c)       0.65(c)    0.65     0.66     0.64
Ratio of operating expenses to average net assets
 after expense reductions (%) (d)................     0.74(c)         0.74(c)       0.64(c)    0.64     0.65     0.63
Ratio of net investment income to average net
 assets (%)......................................     1.97(c)         2.27(c)       2.03(c)    1.88     1.80     2.53
Portfolio turnover rate (%)......................      562(c)          232           562(c)     232      211      112
Net assets, end of period (000)..................  $32,348         $20,413       $81,043    $85,223  $52,609  $11,490

                                                  -----------
                                                  MAY 1, 2001(A)
                                                     THROUGH
                                                   DECEMBER 31,
                                                       2001
                                                  --------------
NET ASSET VALUE, BEGINNING OF PERIOD.............     $16.18
                                                      ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income..........................       0.01
  Net realized and unrealized gain (loss) on
   investments...................................      (0.68)
                                                      ------
  Total from investment operations...............      (0.67)
                                                      ------
LESS DISTRIBUTIONS
  Distributions from net investment income.......       0.00
                                                      ------
  Total distributions............................       0.00
                                                      ------
NET ASSET VALUE, END OF PERIOD...................     $15.51
                                                      ======
TOTAL RETURN (%).................................       (4.1)(b)
Ratio of operating expenses to average net assets
 before expense reductions (%)...................       0.64 (c)
Ratio of operating expenses to average net assets
 after expense reductions (%) (d)................       0.62 (c)
Ratio of net investment income to average net
 assets (%)......................................       2.58 (c)
Portfolio turnover rate (%)......................        131
Net assets, end of period (000)..................     $   22

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIODS LESS THAN ONE YEAR ARE NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.
(d)THE PORTFOLIO HAS ENTERED INTO ARRANGEMENTS WITH CERTAIN BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES.


                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-290

METROPOLITAN SERIES FUND, INC.

 MFS TOTAL RETURN PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS--58.7% OF TOTAL NET ASSETS

                                                           VALUE
            SHARES                                        (NOTE 1)
          -----------------------------------------------------------

                     AEROSPACE & DEFENSE--1.8%
              79,550 Lockheed Martin Corp.............. $   5,160,408
              27,206 Northrop Grumman Corp.............     1,503,132
              10,940 Precision Castparts Corp..........       852,226
              22,800 United Technologies Corp..........     1,170,780
                                                        -------------
                                                            8,686,546
                                                        -------------

                     AUTOMOBILES--0.1%
              15,700 Toyota Motor Corp., (JPY).........       561,313
                                                        -------------

                     BEVERAGES--0.6%
              93,350 Diageo, Plc., (GBP)...............     1,372,521
              29,295 PepsiCo, Inc......................     1,579,879
                                                        -------------
                                                            2,952,400
                                                        -------------

                     BIOTECHNOLOGY--0.4%
               7,500 Amgen, Inc. (b)...................       453,450
              63,650 MedImmune, Inc. (b)...............     1,700,728
                                                        -------------
                                                            2,154,178
                                                        -------------

                     BUILDING PRODUCTS--1.0%
             153,590 Masco Corp........................     4,878,018
                                                        -------------

                     CAPITAL MARKETS--3.1%
              15,440 Franklin Resources, Inc...........     1,188,571
              10,400 Lehman Brothers Holdings, Inc.....     1,032,512
             183,480 Mellon Financial Corp.............     5,264,041
              74,010 Merrill Lynch & Co., Inc..........     4,071,290
              24,790 Morgan Stanley....................     1,300,731
              24,120 The Goldman Sachs Group, Inc......     2,460,723
                                                        -------------
                                                           15,317,868
                                                        -------------

                     CHEMICALS--1.9%
               1,280 Air Liquide S.A., (EUR)...........       217,538
              30,394 Air Products & Chemicals, Inc.....     1,832,758
              23,961 E. I. du Pont de Nemours & Co.....     1,030,563
              55,330 Nalco Holding Co. (b).............     1,086,128
              32,800 PPG Industries, Inc...............     2,058,528
               6,110 Praxair, Inc......................       284,726
               9,020 Syngenta AG, (CHF)................       923,020
              45,020 The Dow Chemical Co...............     2,004,741
                                                        -------------
                                                            9,438,002
                                                        -------------

                     COMMERCIAL BANKS--4.4%
             214,128 Bank of America Corp..............     9,766,378
             119,760 PNC Financial Services Group, Inc.     6,522,129
              48,050 SunTrust Banks, Inc...............     3,471,132
              31,570 Wells Fargo & Co..................     1,944,081
                                                        -------------
                                                           21,703,720
                                                        -------------

                     COMMERCIAL SERVICES & SUPPLIES--0.3%
              62,580 Cendant Corp......................     1,399,915
                                                        -------------

                     COMMUNICATIONS EQUIPMENT--1.5%
              23,000 Cisco Systems, Inc. (b)...........       439,530

                                                             VALUE
           SHARES                                           (NOTE 1)
         --------------------------------------------------------------

                    COMMUNICATIONS EQUIPMENT--(CONTINUED)
            194,630 Nokia Corp. (ADR).................... $   3,238,643
          1,434,620 Nortel Networks Corp. (b)............     3,744,358
                                                          -------------
                                                              7,422,531
                                                          -------------

                    COMPUTERS & PERIPHERALS--0.7%
             13,594 Hewlett-Packard Co...................       319,595
              1,830 International Business Machines Corp.       135,786
            739,060 Sun Microsystems, Inc. (b)...........     2,756,694
                                                          -------------
                                                              3,212,075
                                                          -------------

                    CONSUMER FINANCE--0.5%
             32,650 American Express Co..................     1,737,959
             18,654 MBNA Corp............................       487,989
                                                          -------------
                                                              2,225,948
                                                          -------------

                    CONTAINERS & PACKAGING--1.0%
            179,400 Owens-Illinois, Inc. (b).............     4,493,970
             34,640 Smurfit-Stone Container Corp. (b)....       352,289
                                                          -------------
                                                              4,846,259
                                                          -------------

                    DIVERSIFIED FINANCIAL SERVICES--2.8%
            153,488 Citigroup, Inc.......................     7,095,750
            194,658 JPMorgan Chase & Co..................     6,875,321
                                                          -------------
                                                             13,971,071
                                                          -------------

                    DIVERSIFIED TELECOMMUNICATION SERVICES--4.0%
             57,110 SBC Communications, Inc..............     1,356,362
            427,320 Sprint Corp..........................    10,721,459
            218,120 Verizon Communications, Inc..........     7,536,046
                                                          -------------
                                                             19,613,867
                                                          -------------

                    ELECTRIC UTILITIES--1.0%
             27,680 Entergy Corp.........................     2,091,224
             23,300 Exelon Corp..........................     1,195,989
              3,900 FPL Group, Inc.......................       164,034
             24,440 PPL Corp.............................     1,451,247
                                                          -------------
                                                              4,902,494
                                                          -------------

                    ELECTRICAL EQUIPMENT--0.4%
              8,740 Cooper Industries, Ltd. (Class A)....       558,486
             12,200 Emerson Electric Co..................       764,086
              9,920 Hubbell, Inc. (Class B)..............       437,472
                                                          -------------
                                                              1,760,044
                                                          -------------

                    ENERGY EQUIPMENT & SERVICES--2.1%
             22,160 BJ Services Co.......................     1,162,957
             33,220 Cooper Cameron Corp. (b).............     2,061,301
             82,445 GlobalSantaFe Corp...................     3,363,756
             57,350 Noble Corp. (b)......................     3,527,598
                                                          -------------
                                                             10,115,612
                                                          -------------

                    FOOD & STAPLES RETAILING--0.5%
             47,440 Wal-Mart Stores, Inc.................     2,286,608
                                                          -------------

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-291

METROPOLITAN SERIES FUND, INC.

 MFS TOTAL RETURN PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                                VALUE
        SHARES                                                 (NOTE 1)
      --------------------------------------------------------------------

                 FOOD PRODUCTS--1.2%
          44,021 Archer-Daniels-Midland Co.................. $     941,169
          20,867 General Mills, Inc.........................       976,367
          45,670 H.J. Heinz Co..............................     1,617,631
          31,290 Kellogg Co.................................     1,390,528
           1,713 Nestle S.A., (CHF).........................       437,368
          33,630 Sara Lee Corp..............................       666,210
                                                             -------------
                                                                 6,029,273
                                                             -------------

                 GAS UTILITIES--0.2%
          20,730 AGL Resources, Inc.........................       801,214
                                                             -------------

                 HEALTH CARE EQUIPMENT & SUPPLIES--0.2%
          13,333 Baxter International, Inc..................       494,654
          14,410 Boston Scientific Corp. (b)................       389,070
                                                             -------------
                                                                   883,724
                                                             -------------

                 HEALTH CARE PROVIDERS & SERVICES--0.5%
         207,660 Tenet Healthcare Corp. (b).................     2,541,758
                                                             -------------

                 HOTELS, RESTAURANTS & LEISURE--0.1%
          18,620 McDonald's Corp............................       516,705
                                                             -------------

                 HOUSEHOLD PRODUCTS--0.6%
          18,820 Colgate-Palmolive Co.......................       939,306
          31,079 Kimberly-Clark Corp........................     1,945,235
                                                             -------------
                                                                 2,884,541
                                                             -------------

                 IT SERVICES--0.4%
          96,110 Accenture, Ltd. (Class A) (b)..............     2,178,814
                                                             -------------

                 INDEPENDENT POWER PRODUCERS & ENERGY TRADERS--0.1%
           6,230 TXU Corp...................................       517,651
                                                             -------------

                 INDUSTRIAL CONGLOMERATES--1.7%
          10,150 3M Co......................................       733,845
         102,855 General Electric Co........................     3,563,926
         139,899 Tyco International, Ltd....................     4,085,051
                                                             -------------
                                                                 8,382,822
                                                             -------------

                 INSURANCE--3.0%
          22,380 AFLAC, Inc.................................       968,606
         111,200 Conseco, Inc. (b)..........................     2,426,384
          26,850 Genworth Financial, Inc. (Class A).........       811,676
         112,346 The Allstate Corp..........................     6,712,673
           5,780 The Chubb Corp.............................       494,826
          44,220 The Hartford Financial Services Group, Inc.     3,306,772
                                                             -------------
                                                                14,720,937
                                                             -------------

                 LEISURE EQUIPMENT & PRODUCTS--0.4%
          18,120 Hasbro, Inc................................       376,715
          75,970 Mattel, Inc................................     1,390,251
                                                             -------------
                                                                 1,766,966
                                                             -------------

                                                                 VALUE
          SHARES                                                (NOTE 1)
        -------------------------------------------------------------------

                      MACHINERY--1.2%
            25,180    Deere & Co............................. $   1,649,038
            20,800    Illinois Tool Works, Inc...............     1,657,344
             6,140    Ingersoll-Rand Co., Ltd. (Class A).....       438,089
             5,610    ITT Industries, Inc....................       547,704
             6,750    Sandvik AB, (SEK)......................       249,941
            24,670    SPX Corp...............................     1,134,327
                                                              -------------
                                                                  5,676,443
                                                              -------------

                      MEDIA--3.1%
           151,750    Reed Elsevier, Plc., (GBP).............     1,449,665
           199,040    The Interpublic Group of Cos., Inc. (b)     2,424,307
           132,999    The Walt Disney Co.....................     3,348,915
            84,435    Time Warner, Inc. (b)..................     1,410,909
            16,140    Tribune Co.............................       567,805
           186,202    Viacom, Inc. (Class B).................     5,962,188
                                                              -------------
                                                                 15,163,789
                                                              -------------

                      METALS & MINING--0.2%
            92,480    BHP Billiton, Plc., (GBP)..............     1,186,876
                                                              -------------

                      MULTI-UTILITIES--1.2%
           589,470    Calpine Corp. (b)......................     2,004,198
            37,580    Dominion Resources, Inc................     2,757,996
             6,650    Public Service Enterprise Group, Inc...       404,453
            19,200    Sempra Energy..........................       793,152
                                                              -------------
                                                                  5,959,799
                                                              -------------

                      MULTILINE RETAIL--0.1%
            21,580    Family Dollar Stores, Inc..............       563,238
                                                              -------------

                      OIL, GAS & CONSUMABLE FUELS--4.9%
             4,800    Amerada Hess Corp......................       511,248
             8,450    Apache Corp............................       545,870
            33,170    BP, Plc. (ADR).........................     2,069,144
            69,670    ConocoPhillips.........................     4,005,328
            89,160    Devon Energy Corp......................     4,518,629
            27,330    EnCana Corp............................     1,081,995
            22,210    EOG Resources, Inc.....................     1,261,528
            81,838    Exxon Mobil Corp.......................     4,703,230
            32,720    Total S.A. (ADR).......................     3,823,332
            24,225    Unocal Corp............................     1,575,836
                                                              -------------
                                                                 24,096,140
                                                              -------------

                      PAPER & FOREST PRODUCTS--0.8%
            61,290    Bowater, Inc...........................     1,983,958
            45,930    International Paper Co.................     1,387,545
            24,600    MeadWestvaco Corp......................       689,784
                                                              -------------
                                                                  4,061,287
                                                              -------------

                      PERSONAL PRODUCTS--0.4%
            42,210    The Gillette Co........................     2,137,092
                                                              -------------

                      PHARMACEUTICALS--3.8%
            84,430    Abbott Laboratories....................     4,137,914

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-292

METROPOLITAN SERIES FUND, INC.

 MFS TOTAL RETURN PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

COMMON STOCKS--(CONTINUED)
                                               BONDS & NOTES--39.0%

                                                              VALUE
          SHARES                                             (NOTE 1)
        ----------------------------------------------------------------

                   PHARMACEUTICALS--(CONTINUED)
             3,650 Eli Lilly & Co......................... $     203,341
            34,608 Johnson & Johnson......................     2,249,520
           155,378 Merck & Co., Inc.......................     4,785,642
             7,570 Novartis AG, (CHF).....................       359,216
            11,020 Pfizer, Inc............................       303,932
             2,977 Roche Holding AG, (CHF)................       375,077
           140,650 Wyeth..................................     6,258,925
                                                           -------------
                                                              18,673,567
                                                           -------------

                   ROAD & RAIL--0.2%
            20,025 Burlington Northern Santa Fe Corp......       942,777
             4,140 CNF, Inc...............................       185,886
                                                           -------------
                                                               1,128,663
                                                           -------------

                   SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT--0.2%
            30,940 Analog Devices, Inc....................     1,154,371
                                                           -------------

                   SOFTWARE--1.9%
           177,760 Compuware Corp. (b)....................     1,278,095
            72,473 Microsoft Corp.........................     1,800,229
            83,880 Oracle Corp. (b).......................     1,107,216
           232,930 Symantec Corp. (b).....................     5,063,898
                                                           -------------
                                                               9,249,438
                                                           -------------

                   SPECIALTY RETAIL--1.7%
            56,390 Circuit City Stores, Inc...............       974,983
            10,140 Lowe's Cos., Inc.......................       590,351
            52,790 OfficeMax, Inc.........................     1,571,558
           189,230 The Gap, Inc...........................     3,737,292
            62,570 TJX Cos., Inc..........................     1,523,580
                                                           -------------
                                                               8,397,764
                                                           -------------

                   THRIFTS & MORTGAGE FINANCE--0.9%
            22,800 Countrywide Financial Corp.............       880,308
            24,954 Federal Home Loan Mortgage Corp........     1,627,750
            29,608 Federal National Mortgage Association..     1,729,107
                                                           -------------
                                                               4,237,165
                                                           -------------

                   TOBACCO--1.0%
            79,870 Altria Group, Inc......................     5,164,394
                                                           -------------

                   TRADING COMPANIES & DISTRIBUTORS--0.1%
                20 Finning International, Inc., (CAD).....           590
             1,070 Finning International, Inc. (Restricted
                    Shares), (CAD)........................        31,558
             5,000 W.W. Grainger, Inc.....................       273,950
                                                           -------------
                                                                 306,098
                                                           -------------

                   WIRELESS TELECOMMUNICATION SERVICES--0.5%
           102,674 Vodafone Group, Plc. (ADR).............     2,497,032
                                                           -------------
                   Total Common Stocks
                    (Identified Cost $263,420,930)           288,326,030
                                                           -------------

         FACE                                                   VALUE
        AMOUNT                                                 (NOTE 1)
      --------------------------------------------------------------------

                  AEROSPACE & DEFENSE--0.3%
      $   381,000 BAE Systems Holdings, Inc. (144A)
                   6.400%, 12/15/11......................... $     415,017
          510,000 Northrop Grumman Corp. 7.750%, 02/15/31...       689,854
          225,000 Raytheon Co. 6.150%, 11/01/08.............       237,416
                                                             -------------
                                                                 1,342,287
                                                             -------------

                  ASSET BACKED--0.7%
          220,000 AESOP Funding, LLC (144A)
                   2.860%, 08/20/09.........................       212,306
          204,000 AmeriCredit Automobile Receivables Co.
                   2.180%, 07/07/08.........................       202,290
          244,921 Capital One Auto Finance Trust
                   4.790%, 01/15/09.........................       245,696
          300,000 Capital One Master Trust
                   5.450%, 03/16/09.........................       304,055
          300,000 Connecticut RRB Special Purpose Trust
                   6.210%, 12/30/11 (d).....................       326,150
          457,503 Continental Airlines Pass Through
                   6.648%, 09/15/17.........................       451,453
           20,000 Countrywide Asset-Backed Certificates
                   4.575%, 07/25/35.........................        20,094
          185,000 Countrywide Asset-Backed Certificates
                   4.823%, 08/25/35.........................       186,860
          112,133 Falcon Franchise Loan, LLC (144A)
                   7.382%, 05/05/10.........................       118,674
          211,480 Honda Auto Receivables 3.610%, 12/18/07...       211,205
          119,379 Onyx Acceptance Auto Trust
                   4.600%, 10/15/08.........................       119,527
          500,000 Providian Gateway Master Trust
                   3.500%, 03/16/09 (d).....................       500,294
          226,211 Residential Asset Mortgage Products, Inc.
                   4.109%, 01/25/29.........................       224,645
           91,685 Residential Asset Mortgage Products, Inc.
                   3.800%, 07/25/30.........................        91,361
           47,202 USAA Auto Owner Trust 3.910%, 04/16/07....        47,207
          135,416 WFS Financial Owner Trust
                   4.870%, 09/20/09.........................       136,063
                                                             -------------
                                                                 3,397,880
                                                             -------------

                  AUTOMOBILES--0.1%
          243,000 Ford Motor Co. 7.450%, 07/16/31...........       202,860
          548,000 General Motors Corp. 8.375%, 07/15/33.....       457,580
                                                             -------------
                                                                   660,440
                                                             -------------

                  BUILDING & CONSTRUCTION--0.1%
          309,000 CRH America, Inc. 6.950%, 03/15/12........       348,771
                                                             -------------

                  CHEMICALS--0.1%
          108,000 The Dow Chemical Co. 5.750%, 12/15/08.....       113,261
          335,000 The Dow Chemical Co. 6.000%, 10/01/12.....       367,107
                                                             -------------
                                                                   480,368
                                                             -------------

                  COLLATERALIZED MORTGAGE OBLIGATIONS--2.1%
          700,000 Chase Commercial Mortgage Securities Corp.
                   6.390%, 11/18/30.........................       744,904

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-293

METROPOLITAN SERIES FUND, INC.

 MFS TOTAL RETURN PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

BONDS & NOTES--(CONTINUED)

       FACE                                                      VALUE
      AMOUNT                                                    (NOTE 1)
    -----------------------------------------------------------------------

                COLLATERALIZED MORTGAGE OBLIGATIONS--(CONTINUED)
    $   193,000 Criimi Mae Commercial Mortgage Trust (144A)
                 7.000%, 06/02/33............................ $     200,720
        250,000 CS First Boston Mortgage Securities Corp.
                 6.550%, 01/17/35............................       262,583
         25,000 CS First Boston Mortgage Securities Corp.
                 6.380%, 12/16/35............................        27,258
        171,070 Deutsche Mortgage & Asset Receiving Corp.
                 6.538%, 06/15/31............................       179,330
        325,410 First Union Lehman Brothers Commercial
                 Mortgage Trust 7.380%, 04/18/29.............       337,496
         17,171 First Union Lehman Brothers Commercial
                 Mortgage Trust 6.650%, 11/18/29.............        17,953
        335,038 First Union Lehman Brothers Commercial
                 Mortgage Trust 6.560%, 11/18/35.............       352,889
         35,000 General Electric Capital Assurance Co. (144A)
                 5.742%, 05/12/35............................        38,286
        500,000 Greenwich Capital Commercial Funding Corp.
                 4.915%, 01/05/36 (d)........................       514,760
        141,434 Greenwich Capital Commercial Funding Corp.
                 5.317%, 06/10/36 (d)........................       149,138
        326,945 Greenwich Capital Commercial Funding Corp.
                 4.305%, 08/10/42............................       326,848
         92,933 JPMorgan Chase Commercial Mortgage Securities
                 Corp. 5.384%, 05/15/41 (d)..................        97,587
        480,060 JPMorgan Chase Commercial Mortgage Securities
                 Corp. 5.038%, 03/15/46......................       497,119
        258,462 Lehman Brothers Commercial Conduit Mortgage
                 Trust 6.480%, 02/18/30......................       270,793
        311,682 Lehman Brothers Commercial Conduit Mortgage
                 Trust 6.780%, 06/15/31......................       337,071
        278,741 Merrill Lynch Mortgage Investments, Inc.
                 6.390%, 02/15/30............................       291,036
        250,000 Morgan Stanley Capital I, Inc.
                 5.150%, 06/13/41............................       260,955
        199,571 Morgan Stanley Capital I, Inc.
                 5.168%, 01/14/42............................       208,109
      6,044,045 Morgan Stanley Capital I, Inc. (144A)
                 0.755%, 11/15/30 (d)........................       125,399
        228,889 Mortgage Capital Funding, Inc.
                 6.337%, 11/18/31............................       240,058
         48,164 Multi-Family Capital Access One, Inc.
                 6.650%, 01/15/24............................        50,886
        500,000 Nomura Asset Securities Corp.
                 6.590%, 03/15/30............................       530,689
        204,000 Residential Asset Mortgage Products, Inc.
                 4.970%, 09/25/34............................       203,342
         41,897 Small Business Administration Participation
                 Certificates 4.350%, 07/01/23 (d)...........        41,656
        105,925 Small Business Administration Participation
                 Certificates 4.770%, 04/01/24...............       107,329
        171,901 Small Business Administration Participation
                 Certificates 5.180%, 05/01/24 (d)...........       177,566
        542,422 Small Business Administration Participation
                 Certificates 5.520%, 06/01/24 (d)...........       569,037
        327,194 Small Business Administration Participation
                 Certificates 4.990%, 09/01/24 (d)...........       334,907

      FACE                                                         VALUE
     AMOUNT                                                       (NOTE 1)
   --------------------------------------------------------------------------

               COLLATERALIZED MORTGAGE OBLIGATIONS--(CONTINUED)
   $   599,000 Small Business Administration Participation
                Certificates 4.950%, 03/01/25.................. $     611,518
       794,929 Structured Asset Securities Corp.
                4.670%, 03/25/35...............................       791,479
       150,000 The Bear Stearns Commercial Mortgage
                Securities, Inc. 4.680%, 08/13/39..............       152,161
       286,663 The Bear Stearns Commercial Mortgage
                Securities, Inc. 5.116%, 02/11/41..............       298,761
       173,722 TIAA Retail Commercial Mortgage Trust (144A)
                7.170%, 01/15/32...............................       180,838
       470,000 Wachovia Bank Commercial Mortgage Trust
                4.847%, 10/15/41...............................       479,328
       358,241 Wachovia Bank Commercial Mortgage Trust
                5.083%, 03/15/42 (d)...........................       372,162
                                                                -------------
                                                                   10,381,951
                                                                -------------

               ELECTRICAL UTILITIES--0.4%
       518,000 Exelon Generation Co., LLC
                6.950%, 06/15/11...............................       581,098
        68,000 Niagara Mohawk Power Corp.
                7.750%, 05/15/06...............................        70,190
       434,000 Oncor Electric Delivery Co.
                7.000%, 09/01/22...............................       507,298
       427,000 Pacific Gas & Electric Co. 4.800%, 03/01/14.....       428,054
       155,000 PSE&G Power, LLC 6.950%, 06/01/12...............       174,240
       200,000 PSE&G Power, LLC 8.625%, 04/15/31...............       276,123
        45,000 Virginia Electric & Power Co.
                5.375%, 02/01/07...............................        45,818
                                                                -------------
                                                                    2,082,821
                                                                -------------

               ENERGY--0.5%
       191,000 Centerpoint Energy Resources Corp.
                7.875%, 04/01/13...............................       226,876
       440,000 DTE Energy Co. 7.050%, 06/01/11.................       492,639
       359,000 FirstEnergy Corp. (Series B)
                6.450%, 11/15/11...............................       392,253
       150,000 MidAmerican Energy Holdings Co.
                3.500%, 05/15/08...............................       146,177
       500,000 MidAmerican Energy Holdings Co.
                5.875%, 10/01/12...............................       531,109
       200,000 Ocean Energy, Inc. 7.250%, 10/01/11.............       223,335
       100,000 PPL Energy Supply, LLC 6.400%, 11/01/11.........       109,514
       171,689 System Energy Resources, Inc. (144A)
                5.129%, 01/15/14...............................       170,995
       136,000 TXU Energy Co. 7.000%, 03/15/13.................       151,671
        50,000 United Energy Distribution Holdings, Ltd. (144A)
                5.450%, 04/15/16...............................        53,295
                                                                -------------
                                                                    2,497,864
                                                                -------------

               ENVIRONMENTAL CONTROL--0.1%
       196,000 USA Waste Services, Inc. 7.000%, 07/15/28.......       227,330
       287,000 Waste Management, Inc. 7.375%, 08/01/10.........       320,938
                                                                -------------
                                                                      548,268
                                                                -------------

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-294

METROPOLITAN SERIES FUND, INC.

 MFS TOTAL RETURN PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

BONDS & NOTES--(CONTINUED)

          FACE                                                VALUE
         AMOUNT                                              (NOTE 1)
       -----------------------------------------------------------------

                   FEDERAL AGENCIES--18.1%
       $   740,000 Federal Home Loan Bank 3.250%, 07/21/06 $     735,931
         2,355,000 Federal Home Loan Bank 3.750%, 09/28/06     2,349,791
           285,000 Federal Home Loan Bank 3.900%, 02/25/08       284,843
            71,192 Federal Home Loan Bank 6.000%, 04/01/16        73,610
           102,836 Federal Home Loan Bank 6.000%, 04/01/17       106,337
            36,827 Federal Home Loan Bank 6.000%, 05/01/17        38,081
            59,909 Federal Home Loan Bank 6.000%, 06/01/17        61,949
            69,868 Federal Home Loan Bank 6.000%, 07/01/17        72,247
            76,126 Federal Home Loan Bank 6.000%, 10/01/17        78,718
            71,302 Federal Home Loan Bank 5.000%, 06/01/18        72,160
           168,737 Federal Home Loan Bank 5.000%, 12/01/18       170,767
           249,528 Federal Home Loan Bank 4.500%, 01/01/19       248,601
           198,000 Federal Home Loan Bank 5.500%, 01/01/19       203,340
           272,304 Federal Home Loan Bank 5.000%, 02/01/19       275,506
            21,823 Federal Home Loan Bank 5.500%, 04/01/19        22,410
            21,296 Federal Home Loan Bank 5.500%, 06/01/19        21,870
            36,786 Federal Home Loan Bank 5.500%, 07/01/19        37,778
           289,921 Federal Home Loan Bank 6.000%, 08/01/19       299,822
           116,018 Federal Home Loan Bank 6.000%, 09/01/19       119,980
            55,677 Federal Home Loan Bank 6.000%, 11/01/19        57,575
           109,590 Federal Home Loan Bank 5.500%, 12/01/19       112,545
           335,720 Federal Home Loan Bank 4.500%, 02/01/20       334,517
           197,269 Federal Home Loan Bank 6.000%, 02/01/23       203,361
            93,462 Federal Home Loan Bank 5.500%, 09/01/24        95,411
           224,521 Federal Home Loan Bank 5.500%, 12/01/33       227,857
           168,665 Federal Home Loan Bank 5.500%, 01/01/34       171,172
           164,171 Federal Home Loan Bank 5.000%, 04/01/34       164,378
           106,807 Federal Home Loan Bank 5.500%, 04/01/34       108,369
            99,671 Federal Home Loan Bank 6.000%, 04/01/34       102,268
            97,740 Federal Home Loan Bank 6.500%, 05/01/34       101,204
           127,631 Federal Home Loan Bank 6.500%, 06/01/34       132,155
           494,339 Federal Home Loan Bank 6.000%, 07/01/34       507,218
         2,228,095 Federal Home Loan Bank 6.000%, 08/01/34     2,286,141
           424,123 Federal Home Loan Bank 6.500%, 08/01/34       439,156
           116,882 Federal Home Loan Bank 6.000%, 09/01/34       119,927
           512,793 Federal Home Loan Bank 6.500%, 10/01/34       531,652
           123,698 Federal Home Loan Bank 5.500%, 11/01/34       125,507
         1,270,000 Federal Home Loan Mortgage Corp.
                    7.000%, 07/15/05......................     1,271,685
           419,000 Federal Home Loan Mortgage Corp.
                    3.750%, 11/15/06......................       418,724
           245,000 Federal Home Loan Mortgage Corp.
                    4.125%, 11/18/09......................       244,868
           787,000 Federal Home Loan Mortgage Corp.
                    4.125%, 07/12/10......................       789,576
         3,637,000 Federal Home Loan Mortgage Corp.
                    4.875%, 11/15/13......................     3,805,299
            53,814 Federal Home Loan Mortgage Corp.
                    5.000%, 12/01/17......................        54,479
            94,178 Federal Home Loan Mortgage Corp.
                    4.500%, 08/01/19......................        93,840
           106,925 Federal Home Loan Mortgage Corp.
                    5.500%, 08/01/19......................       109,809
            44,340 Federal Home Loan Mortgage Corp.
                    5.500%, 02/01/20......................        45,530

           FACE                                                 VALUE
          AMOUNT                                               (NOTE 1)
        ------------------------------------------------------------------

                       FEDERAL AGENCIES--(CONTINUED)
        $   322,098    Federal Home Loan Mortgage Corp.
                        5.500%, 06/01/25.................... $     328,813
            183,361    Federal Home Loan Mortgage Corp.
                        5.500%, 05/01/33....................       186,086
            606,137    Federal Home Loan Mortgage Corp.
                        5.000%, 09/01/33....................       607,103
            284,345    Federal Home Loan Mortgage Corp.
                        5.000%, 11/01/33....................       284,798
            191,324    Federal Home Loan Mortgage Corp.
                        4.500%, 04/01/35....................       187,035
            350,000    Federal National Mortgage Association
                        3.250%, 07/31/06....................       348,028
            585,000    Federal National Mortgage Association
                        3.000%, 03/02/07....................       577,357
          1,866,000    Federal National Mortgage Association
                        5.250%, 04/15/07....................     1,911,743
            646,359    Federal National Mortgage Association
                        6.500%, 05/01/08....................       676,937
            728,000    Federal National Mortgage Association
                        6.000%, 05/15/08....................       769,529
            804,000    Federal National Mortgage Association
                        6.625%, 09/15/09....................       885,973
          3,400,000    Federal National Mortgage Association
                        6.625%, 11/15/10....................     3,819,319
            426,000    Federal National Mortgage Association
                        6.000%, 05/15/11....................       468,512
             97,183    Federal National Mortgage Association
                        4.845%, 06/01/13....................        99,750
             42,260    Federal National Mortgage Association
                        4.010%, 08/01/13....................        41,219
            104,249    Federal National Mortgage Association
                        4.630%, 04/01/14....................       105,593
            367,667    Federal National Mortgage Association
                        4.518%, 05/01/14 (d)................       370,393
            247,606    Federal National Mortgage Association
                        4.846%, 08/01/14 (d)................       254,766
            538,000    Federal National Mortgage Association
                        4.625%, 10/15/14....................       551,759
            676,080    Federal National Mortgage Association
                        4.925%, 04/01/15 (d)................       699,527
            163,810    Federal National Mortgage Association
                        7.000%, 02/01/16....................       171,654
            162,797    Federal National Mortgage Association
                        6.000%, 04/01/16....................       168,373
             48,627    Federal National Mortgage Association
                        6.000%, 12/01/16....................        50,293
            119,688    Federal National Mortgage Association
                        6.000%, 02/01/17....................       123,789
            457,832    Federal National Mortgage Association
                        6.000%, 03/01/17....................       473,701
            152,417    Federal National Mortgage Association
                        6.000%, 08/01/17....................       157,644
            669,056    Federal National Mortgage Association
                        6.000%, 09/01/17....................       692,002
             57,753    Federal National Mortgage Association
                        5.000%, 11/01/17....................        58,468

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-295

METROPOLITAN SERIES FUND, INC.

 MFS TOTAL RETURN PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

BONDS & NOTES--(CONTINUED)


           FACE                                              VALUE
          AMOUNT                                            (NOTE 1)
        ---------------------------------------------------------------

                    FEDERAL AGENCIES--(CONTINUED)
        $   177,095 Federal National Mortgage Association
                     5.500%, 11/01/17.................... $     181,918
            366,063 Federal National Mortgage Association
                     5.500%, 12/01/17....................       376,034
            120,198 Federal National Mortgage Association
                     5.500%, 01/01/18....................       123,471
            238,466 Federal National Mortgage Association
                     5.000%, 02/01/18....................       241,417
            101,206 Federal National Mortgage Association
                     5.500%, 02/01/18....................       103,953
            126,468 Federal National Mortgage Association
                     6.000%, 03/01/18....................       130,805
            130,693 Federal National Mortgage Association
                     4.500%, 04/01/18....................       130,193
            249,263 Federal National Mortgage Association
                     4.500%, 06/01/18....................       248,309
          1,343,768 Federal National Mortgage Association
                     4.500%, 07/01/18....................     1,338,625
            106,286 Federal National Mortgage Association
                     5.000%, 11/01/18....................       107,560
            796,064 Federal National Mortgage Association
                     6.000%, 11/01/18....................       823,341
            247,345 Federal National Mortgage Association
                     5.000%, 12/01/18....................       250,310
            411,351 Federal National Mortgage Association
                     5.500%, 12/01/18....................       422,518
          1,865,241 Federal National Mortgage Association
                     4.500%, 06/01/19....................     1,858,210
          2,426,112 Federal National Mortgage Association
                     5.000%, 06/01/19....................     2,454,585
          1,111,936 Federal National Mortgage Association
                     5.500%, 06/01/19....................     1,142,177
            808,438 Federal National Mortgage Association
                     5.000%, 07/01/19....................       817,926
            384,339 Federal National Mortgage Association
                     5.500%, 07/01/19....................       394,791
            167,510 Federal National Mortgage Association
                     5.500%, 08/01/19....................       172,066
            218,217 Federal National Mortgage Association
                     5.000%, 09/01/19....................       220,778
            192,018 Federal National Mortgage Association
                     5.500%, 09/01/19....................       197,240
            350,148 Federal National Mortgage Association
                     5.000%, 11/01/19....................       354,258
            119,708 Federal National Mortgage Association
                     5.500%, 11/01/19....................       122,963
            104,148 Federal National Mortgage Association
                     5.000%, 12/01/19....................       105,370
            117,327 Federal National Mortgage Association
                     5.000%, 01/01/20....................       118,716
            286,809 Federal National Mortgage Association
                     4.880%, 03/01/20....................       300,976
            163,804 Federal National Mortgage Association
                     6.000%, 01/01/23....................       168,785
            297,119 Federal National Mortgage Association
                     5.500%, 05/01/25....................       303,220

           FACE                                              VALUE
          AMOUNT                                            (NOTE 1)
        ---------------------------------------------------------------

                    FEDERAL AGENCIES--(CONTINUED)
        $   153,431 Federal National Mortgage Association
                     5.500%, 06/01/25.................... $     156,581
            204,613 Federal National Mortgage Association
                     6.500%, 11/01/28....................       212,483
             25,078 Federal National Mortgage Association
                     6.500%, 07/01/31....................        26,013
            214,758 Federal National Mortgage Association
                     6.500%, 09/01/31....................       222,766
             42,985 Federal National Mortgage Association
                     7.500%, 11/01/31....................        45,930
             31,797 Federal National Mortgage Association
                     7.500%, 02/01/32....................        33,976
            485,676 Federal National Mortgage Association
                     6.500%, 07/01/32....................       504,308
            237,279 Federal National Mortgage Association
                     6.500%, 08/01/32....................       245,973
             15,908 Federal National Mortgage Association
                     6.500%, 01/01/33....................        16,491
            209,178 Federal National Mortgage Association
                     5.500%, 02/01/33....................       212,231
            380,294 Federal National Mortgage Association
                     5.500%, 04/01/33....................       385,845
            855,994 Federal National Mortgage Association
                     5.500%, 06/01/33....................       868,489
            526,486 Federal National Mortgage Association
                     5.500%, 07/01/33....................       534,171
            618,611 Federal National Mortgage Association
                     5.000%, 11/01/33....................       619,479
            923,743 Federal National Mortgage Association
                     5.500%, 11/01/33....................       937,227
             70,518 Federal National Mortgage Association
                     5.500%, 12/01/33....................        71,548
            441,529 Federal National Mortgage Association
                     5.500%, 01/01/34....................       447,974
            411,834 Federal National Mortgage Association
                     5.500%, 02/01/34....................       417,845
            154,911 Federal National Mortgage Association
                     5.000%, 03/01/34....................       155,078
             86,431 Federal National Mortgage Association
                     5.500%, 03/01/34....................        87,679
             70,624 Federal National Mortgage Association
                     6.500%, 03/01/34....................        73,114
            615,378 Federal National Mortgage Association
                     5.000%, 04/01/34....................       616,041
            166,990 Federal National Mortgage Association
                     5.500%, 04/01/34....................       169,373
            805,416 Federal National Mortgage Association
                     6.000%, 04/01/34....................       826,012
          1,725,995 Federal National Mortgage Association
                     6.500%, 04/01/34....................     1,787,328
            176,544 Federal National Mortgage Association
                     5.000%, 05/01/34....................       176,734
          1,036,757 Federal National Mortgage Association
                     5.500%, 05/01/34....................     1,051,547
            100,948 Federal National Mortgage Association
                     6.000%, 05/01/34....................       103,530

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-296

METROPOLITAN SERIES FUND, INC.

 MFS TOTAL RETURN PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

BONDS & NOTES--(CONTINUED)


          FACE                                                 VALUE
         AMOUNT                                               (NOTE 1)
       ------------------------------------------------------------------

                   FEDERAL AGENCIES--(CONTINUED)
       $   138,564 Federal National Mortgage Association
                    5.000%, 06/01/34....................... $     138,714
         4,521,199 Federal National Mortgage Association
                    5.500%, 06/01/34.......................     4,585,693
         1,005,412 Federal National Mortgage Association
                    6.000%, 06/01/34.......................     1,031,123
           127,929 Federal National Mortgage Association
                    6.500%, 06/01/34.......................       132,439
         2,599,577 Federal National Mortgage Association
                    5.500%, 07/01/34.......................     2,636,659
           856,977 Federal National Mortgage Association
                    6.000%, 07/01/34.......................       878,892
           153,208 Federal National Mortgage Association
                    6.500%, 07/01/34.......................       158,609
           183,341 Federal National Mortgage Association
                    5.000%, 08/01/34.......................       183,538
           495,209 Federal National Mortgage Association
                    5.500%, 08/01/34.......................       502,273
         2,676,511 Federal National Mortgage Association
                    6.000%, 08/01/34.......................     2,744,956
           778,305 Federal National Mortgage Association
                    5.000%, 09/01/34.......................       779,145
         2,012,023 Federal National Mortgage Association
                    5.500%, 09/01/34.......................     2,040,724
         1,648,972 Federal National Mortgage Association
                    5.500%, 10/01/34.......................     1,672,494
         3,253,909 Federal National Mortgage Association
                    5.500%, 11/01/34.......................     3,300,325
           163,263 Federal National Mortgage Association
                    6.000%, 11/01/34.......................       167,438
         1,658,844 Federal National Mortgage Association
                    5.500%, 12/01/34.......................     1,682,507
            69,199 Federal National Mortgage Association
                    6.000%, 12/01/34.......................        70,969
           771,015 Federal National Mortgage Association
                    5.500%, 01/01/35.......................       782,014
           197,190 Federal National Mortgage Association
                    5.500%, 02/01/35.......................       200,007
           190,924 Federal National Mortgage Association
                    4.500%, 03/01/35.......................       186,823
           411,195 Federal National Mortgage Association
                    5.500%, 04/01/35.......................       417,069
           104,801 Federal National Mortgage Association
                    6.000%, 04/01/35.......................       107,480
           154,722 Federal National Mortgage Association
                    5.500%, 05/01/35.......................       156,932
           204,000 Federal National Mortgage Association
                    5.500%, TBA............................       206,741
           229,241 Government National Mortgage Association
                    7.500%, 12/15/23.......................       247,215
            86,958 Government National Mortgage Association
                    7.500%, 06/15/24.......................        93,603
            43,161 Government National Mortgage Association
                    6.500%, 08/15/28.......................        45,184

       FACE                                                       VALUE
      AMOUNT                                                     (NOTE 1)
    ------------------------------------------------------------------------

                FEDERAL AGENCIES--(CONTINUED)
    $   193,204 Government National Mortgage Association
                 6.500%, 10/15/28............................. $     202,257
        325,009 Government National Mortgage Association
                 6.000%, 12/15/28.............................       335,991
         96,681 Government National Mortgage Association
                 6.500%, 12/15/28.............................       101,217
        405,048 Government National Mortgage Association
                 6.000%, 12/15/31.............................       418,297
         17,104 Government National Mortgage Association
                 6.000%, 03/15/32.............................        17,662
         43,872 Government National Mortgage Association
                 6.500%, 05/15/32.............................        45,868
        232,046 Government National Mortgage Association
                 5.500%, 11/15/32.............................       237,312
        294,080 Government National Mortgage Association
                 6.000%, 01/15/33.............................       303,570
         18,545 Government National Mortgage Association
                 6.000%, 02/15/33.............................        19,143
        302,867 Government National Mortgage Association
                 6.000%, 04/15/33.............................       312,640
         56,983 Government National Mortgage Association
                 4.500%, 07/20/33.............................        56,201
      1,090,736 Government National Mortgage Association
                 5.500%, 08/15/33.............................     1,115,120
         17,840 Government National Mortgage Association
                 6.000%, 08/15/33.............................        18,416
        233,807 Government National Mortgage Association
                 4.500%, 09/15/33.............................       231,330
        103,869 Government National Mortgage Association
                 4.500%, 09/20/33.............................       102,443
        269,365 Government National Mortgage Association
                 5.000%, 06/15/34.............................       271,780
        610,511 Government National Mortgage Association
                 6.000%, 07/15/34.............................       630,152
         20,130 Government National Mortgage Association
                 6.500%, 08/15/34.............................        21,040
      1,588,275 Government National Mortgage Association
                 5.500%, 09/15/34.............................     1,623,572
         95,039 Government National Mortgage Association
                 4.500%, 12/20/34.............................        93,705
        135,013 Government National Mortgage Association
                 5.000%, 06/15/35.............................       136,226
         98,000 U.S. Department of Housing & Urban Development
                 7.498%, 08/01/11.............................       110,291
                                                               -------------
                                                                  88,768,208
                                                               -------------

                FINANCE & BANKING--1.4%
        983,000 Bank of America Corp. 7.400%, 01/15/11........     1,125,023
        390,000 Bank of America Corp. 5.375%, 06/15/14........       414,391
        100,000 Bank One Corp. 8.000%, 04/29/27...............       132,844
      1,192,000 Citigroup, Inc. 5.000%, 09/15/14..............     1,219,352
        365,000 Credit Suisse First Boston USA, Inc.
                 4.625%, 01/15/08.............................       368,945
        456,000 Credit Suisse First Boston USA, Inc.
                 4.125%, 01/15/10.............................       452,779

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-297

METROPOLITAN SERIES FUND, INC.

 MFS TOTAL RETURN PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

BONDS & NOTES--(CONTINUED)

         FACE                                                   VALUE
        AMOUNT                                                 (NOTE 1)
      --------------------------------------------------------------------

                  FINANCE & BANKING--(CONTINUED)
      $   472,000 Popular North America, Inc.
                   4.250%, 04/01/08......................... $     472,039
          329,000 Sprint Capital Corp. 6.875%, 11/15/28.....       377,653
          400,000 U.S. Bancorp 7.500%, 06/01/26.............       524,429
          781,000 Wachovia Corp. 5.250%, 08/01/14...........       815,276
          750,000 Wells Fargo Bank, National Association
                   6.450%, 02/01/11.........................       827,258
                                                             -------------
                                                                 6,729,989
                                                             -------------

                  FINANCIAL SERVICES--1.4%
        1,013,000 Boeing Capital Corp. 6.500%, 02/15/12.....     1,133,136
          600,000 Cadbury Schweppes U.S. Finance (144A)
                   5.125%, 10/01/13.........................       613,092
          458,000 Cendant Corp. 6.875%, 08/15/06............       470,855
          167,000 Countrywide Home Loans, Inc.
                   5.500%, 08/01/06.........................       169,509
          318,000 DBS Capital Funding Corp. (144A)
                   7.657%, 03/31/49 (d).....................       364,457
          260,000 Dean Witter Discover & Co.
                   6.750%, 01/01/16.........................       292,815
          311,000 Devon Financing Corp. 6.875%, 09/30/11....       347,999
          375,000 Duke Capital, LLC 8.000%, 10/01/19........       464,116
          170,000 Ford Motor Credit Co. 7.750%, 02/15/07....       173,306
          484,000 Ford Motor Credit Co. 5.700%, 01/15/10....       446,413
          352,000 Foster's Finance Corp. (144A)
                   5.875%, 06/15/35.........................       353,768
          250,000 General Electric Capital Corp.
                   5.450%, 01/15/13.........................       265,194
          424,000 General Electric Capital Corp.
                   6.750%, 03/15/32.........................       523,211
          353,000 General Motors Acceptance Corp.
                   5.850%, 01/14/09.........................       330,906
          212,000 General Motors Acceptance Corp.
                   7.250%, 03/02/11.........................       198,786
          100,000 MidAmerican Funding, LLC 6.927%, 03/01/29.       119,094
          287,000 SLM Corp. 4.000%, 01/15/09................       284,704
          308,000 TCI Communications Financing III
                   9.650%, 03/31/27.........................       349,008
                                                             -------------
                                                                 6,900,369
                                                             -------------

                  FOOD & BEVERAGES--0.4%
          200,000 Coca-Cola Co. 5.125%, 09/17/13............       208,477
           23,000 General Mills, Inc. 6.000%, 02/15/12......        25,005
          349,000 Kraft Foods, Inc. 6.250%, 06/01/12........       383,660
          630,000 Miller Brewing Co. (144A) 5.500%, 08/15/13       652,876
          560,000 The Kroger Co. 6.750%, 04/15/12...........       620,095
                                                             -------------
                                                                 1,890,113
                                                             -------------

                  FOREST PRODUCTS & PAPER--0.1%
           35,000 MeadWestvaco Corp. 6.850%, 04/01/12.......        39,281
          166,000 MeadWestvaco Corp. 6.800%, 11/15/32.......       197,125
          241,000 Weyerhaeuser Co. 6.750%, 03/15/12.........       265,158
                                                             -------------
                                                                   501,564
                                                             -------------

        FACE                                                       VALUE
       AMOUNT                                                     (NOTE 1)
     ------------------------------------------------------------------------

                    GAS & OIL--0.4%
     $   150,000    Amerada Hess Corp. 7.300%, 08/15/31........ $     180,985
         402,000    Halliburton Co. 5.500%, 10/15/10...........       421,590
          82,000    Kerr-McGee Corp. 6.950%, 07/01/24..........        84,728
         327,000    Kinder Morgan Energy Partners, L.P.
                     6.750%, 03/15/11..........................       359,625
         150,000    Kinder Morgan Energy Partners, L.P.
                     7.125%, 03/15/12..........................       169,879
          53,000    Kinder Morgan Energy Partners, L.P.
                     7.750%, 03/15/32..........................        67,282
         125,000    Pemex Project Funding Master Trust
                     9.125%, 10/13/10..........................       146,375
         127,000    Pemex Project Funding Master Trust
                     8.625%, 02/01/22..........................       156,528
         245,000    Pioneer Natural Resource 5.875%, 07/15/16..       247,072
         100,000    Tosco Corp. 7.625%, 05/15/06...............       102,889
                                                                -------------
                                                                    1,936,953
                                                                -------------

                    HEALTH CARE--0.2%
          81,000    HCA, Inc. 8.750%, 09/01/10.................        92,057
         314,000    HCA, Inc. 6.950%, 05/01/12.................       333,631
         388,000    Wyeth 5.500%, 03/15/13 (d).................       408,351
                                                                -------------
                                                                      834,039
                                                                -------------

                    HOTELS & RESTAURANTS--0.0%
         187,000    Yum! Brands, Inc. 8.875%, 04/15/11.........       226,573
                                                                -------------

                    INDUSTRIAL MACHINERY--0.1%
         357,000    Kennametal, Inc. 7.200%, 06/15/12..........       399,378
                                                                -------------

                    INSURANCE--0.6%
         847,000    American International Group, Inc.
                     4.250%, 05/15/13..........................       821,485
         100,000    Everest Reinsurance Holdings, Inc.
                     8.750%, 03/15/10..........................       117,307
         105,000    Fund American Cos., Inc. 5.875%, 05/15/13..       109,363
         235,000    Genworth Financial, Inc. 5.750%, 06/15/14..       252,025
         300,000    Prudential Financial, Inc. 4.500%, 07/15/13       298,558
         691,000    Prudential Financial, Inc. 5.100%, 09/20/14       711,235
         131,000    Prudential Funding Corp. (144A)
                     6.600%, 05/15/08..........................       139,668
         425,000    The Allstate Corp. 5.550%, 05/09/35........       439,786
          85,000    The St. Paul Travelers Cos., Inc.
                     5.750%, 03/15/07..........................        86,864
          56,000    Travelers Property Casualty Corp.
                     6.375%, 03/15/33..........................        61,080
                                                                -------------
                                                                    3,037,371
                                                                -------------

                    INVESTMENT BROKERAGE--0.4%
         489,000    JPMorgan Chase & Co. 5.125%, 09/15/14......       500,223
         489,000    Merrill Lynch & Co., Inc. 5.450%, 07/15/14.       516,438
          32,000    Morgan Stanley 4.750%, 04/01/14............        31,525
         316,000    Morgan Stanley Group, Inc.
                     6.750%, 04/15/11..........................       349,887

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-298

METROPOLITAN SERIES FUND, INC.

 MFS TOTAL RETURN PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

BONDS & NOTES--(CONTINUED)

       FACE                                                      VALUE
      AMOUNT                                                    (NOTE 1)
    -----------------------------------------------------------------------

                INVESTMENT BROKERAGE--(CONTINUED)
    $   608,000 The Goldman Sachs Group, Inc.
                 5.700%, 09/01/12............................ $     646,925
                                                              -------------
                                                                  2,044,998
                                                              -------------

                MEDIA--0.5%
        475,000 Cox Communications, Inc. 4.625%, 06/01/13....       461,088
        200,000 Hearst-Argyle Television, Inc.
                 7.500%, 11/15/27............................       225,430
        125,000 News America Holdings, Inc.
                 7.750%, 01/20/24............................       150,024
        150,000 News America Holdings, Inc.
                 8.500%, 02/23/25............................       190,334
        295,000 News America Holdings, Inc.
                 6.200%, 12/15/34............................       309,600
        137,000 The Walt Disney Co. 6.750%, 03/30/06.........       139,717
        312,000 The Walt Disney Co. 6.375%, 03/01/12.........       345,035
        600,000 Time Warner Entertainment Co., L.P.
                 8.375%, 07/15/33............................       796,320
                                                              -------------
                                                                  2,617,548
                                                              -------------

                METALS--0.1%
        257,000 Alcan, Inc. 5.750%, 06/01/35.................       261,420
                                                              -------------

                RAILROADS & EQUIPMENT--0.2%
        159,000 CSX Corp. 6.750%, 03/15/11...................       175,531
        360,000 Norfolk Southern Corp. 7.050%, 05/01/37......       448,545
        108,000 Union Pacific Corp. 6.125%, 01/15/12.........       116,568
        299,000 Union Pacific Corp. 5.375%, 05/01/14.........       311,810
                                                              -------------
                                                                  1,052,454
                                                              -------------

                REAL ESTATE--0.6%
        200,000 Boston Properties, Inc. (REIT)
                 5.000%, 06/01/15............................       199,948
        175,000 EOP Operating, L.P. 8.375%, 03/15/06.........       180,175
        175,000 EOP Operating, L.P. 6.763%, 06/15/07.........       182,753
        635,000 EOP Operating, L.P. 6.800%, 01/15/09.........       680,574
        328,000 HRPT Properties Trust (REIT) 6.250%, 08/15/16       355,132
        309,000 Simon Property Group, L.P. (REIT)
                 6.375%, 11/15/07............................       322,594
        208,000 Simon Property Group, L.P. (REIT) (144A)
                 5.100%, 06/15/15............................       207,889
        650,000 Vornado Realty, L.P. (REIT) 5.625%, 06/15/07.       662,522
         73,000 Vornado Realty, L.P. (REIT) 4.750%, 12/01/10.        72,738
                                                              -------------
                                                                  2,864,325
                                                              -------------

                RETAIL--0.0%
        185,000 Lowe's Cos., Inc. 7.500%, 12/15/05...........       187,931
                                                              -------------

                TELECOMMUNICATIONS--0.6%
         73,000 AT&T Wireless Services, Inc.
                 7.350%, 03/01/06............................        74,595
        775,000 AT&T Wireless Services, Inc.
                 8.750%, 03/01/31............................     1,086,270

          FACE                                                VALUE
         AMOUNT                                              (NOTE 1)
       -----------------------------------------------------------------

                   TELECOMMUNICATIONS--(CONTINUED)
       $   360,000 BellSouth Corp. 6.550%, 06/15/34....... $     409,895
           250,000 Cingular Wireless, LLC (144A)
                    6.500%, 12/15/11......................       276,171
           325,000 SBC Communications, Inc.
                    5.100%, 09/15/14......................       332,300
           170,000 SBC Communications, Inc.
                    6.150%, 09/15/34......................       184,150
           702,000 Verizon New York, Inc. 6.875%, 04/01/12       775,831
                                                           -------------
                                                               3,139,212
                                                           -------------

                   U.S. TREASURY--8.6%
           337,000 United States Treasury Bonds
                    10.375%, 11/15/12.....................       387,616
           450,000 United States Treasury Bonds
                    9.875%, 11/15/15......................       672,574
           290,000 United States Treasury Bonds
                    7.500%, 11/15/16......................       380,092
           281,000 United States Treasury Bonds
                    8.875%, 02/15/19......................       417,735
           350,000 United States Treasury Bonds
                    7.875%, 02/15/21......................       495,428
           434,000 United States Treasury Bonds
                    8.000%, 11/15/21......................       625,350
         5,030,000 United States Treasury Bonds
                    6.250%, 08/15/23......................     6,268,441
         1,564,000 United States Treasury Bonds
                    5.375%, 02/15/31......................     1,845,520
           982,000 United States Treasury Notes
                    5.750%, 11/15/05......................       990,707
           450,000 United States Treasury Notes
                    5.875%, 11/15/05......................       454,184
        13,252,000 United States Treasury Notes
                    7.000%, 07/15/06......................    13,711,155
           315,000 United States Treasury Notes
                    3.500%, 11/15/06......................       314,643
           586,000 United States Treasury Notes
                    4.375%, 05/15/07 (d)..................       593,805
           246,000 United States Treasury Notes
                    3.250%, 08/15/07......................       244,011
           682,000 United States Treasury Notes
                    3.000%, 11/15/07......................       672,090
           753,000 United States Treasury Notes
                    5.500%, 02/15/08......................       787,856
         5,073,000 United States Treasury Notes
                    5.625%, 05/15/08......................     5,340,520
            86,000 United States Treasury Notes
                    4.750%, 11/15/08......................        88,849
         2,000,000 United States Treasury Notes
                    3.125%, 04/15/09......................     1,959,922
           108,000 United States Treasury Notes
                    4.000%, 06/15/09......................       109,164
            97,000 United States Treasury Notes
                    5.000%, 02/15/11......................       103,059
           370,000 United States Treasury Notes
                    4.750%, 05/15/14......................       392,605

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-299

METROPOLITAN SERIES FUND, INC.

 MFS TOTAL RETURN PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

BONDS & NOTES--(CONTINUED)
                                               PREFERRED STOCKS--0.1%

        FACE                                                     VALUE
       AMOUNT                                                   (NOTE 1)
     ----------------------------------------------------------------------

                 U.S. TREASURY--(CONTINUED)
     $ 1,005,000 United States Treasury Notes
                  4.125%, 05/15/15........................... $   1,019,682
       1,665,202 United States Treasury Notes (TII)
                  4.250%, 01/15/10...........................     1,873,871
       2,067,836 United States Treasury Notes (TII)
                  3.000%, 07/15/12...........................     2,271,226
                                                              -------------
                                                                 42,020,105
                                                              -------------

                 YANKEE--0.9%
          70,000 Anderson Exploration, Ltd. 6.750%, 03/15/11.        76,582
          50,000 Consumers International, Inc.
                  10.250%, 04/01/49 (g) (i)..................             0
         489,000 Deutsche Telekom International Finance
                  8.750%, 06/15/30 (d).......................       662,096
         335,000 EnCana Holdings Finance Corp.
                  5.800%, 05/01/14...........................       359,480
         171,000 France Telecom S.A. 8.500%, 03/01/11 (d)....       198,441
         350,000 Hydro-Quebec 6.300%, 05/11/11...............       386,741
         279,000 Mizuho Financial Group Cayman, Ltd. (144A)
                  5.790%, 04/15/14...........................       293,466
         100,000 Norsk Hydro A/S 7.750%, 06/15/23............       131,907
         129,000 PCCW-HKTC Capital, Ltd. (144A)
                  6.000%, 07/15/13...........................       136,967
          95,000 State of Israel 4.625%, 06/15/13............        94,009
         208,000 Telecom Italia Capital S.A. 5.250%, 11/15/13       211,163
         244,000 Telecom Italia Capital S.A. (144A)
                  6.000%, 09/30/34...........................       249,105
         375,000 TransCanada Pipelines, Ltd.
                  7.150%, 06/15/06...........................       384,774
         308,000 Tyco International Group S.A.
                  6.750%, 02/15/11...........................       341,911
         360,000 UFJ Finance Aruba AEC 6.750%, 07/15/13......       401,473
         600,000 United Mexican States 6.625%, 03/03/15......       660,300
                                                              -------------
                                                                  4,588,415
                                                              -------------
                 Total Bonds & Notes
                  (Identified Cost $188,104,317).............   191,741,615
                                                              -------------

                                                                VALUE
        SHARES                                                 (NOTE 1)
      --------------------------------------------------------------------

                  DIVERSIFIED FINANCIAL SERVICES--0.1%
          300,000 RBS Capital Trust II 12/29/49 (d)......... $     332,779
                                                             -------------
                  Total Preferred Stocks
                   (Identified Cost $300,000)...............       332,779
                                                             -------------

      SHORT TERM INVESTMENTS--2.2%
         FACE
        AMOUNT
      --------------------------------------------------------------------

                  COMMERCIAL PAPER--2.2%
      $ 5,468,000 Merrill Lynch & Co., Inc. 3.370%, 07/01/05 $   5,468,000
        5,133,000 Morgan Stanley 3.360%, 07/01/05...........     5,133,000
                                                             -------------
                                                                10,601,000
                                                             -------------
                  Total Short Term Investments
                   (Identified Cost $10,601,000)............    10,601,000
                                                             -------------
                  Total Investments--100.0%
                   (Identified Cost $462,426,247) (a).......   491,001,424
                  Other assets less liabilities.............        31,834
                                                             -------------
                  TOTAL NET ASSETS--100%.................... $ 491,033,258
                                                             =============

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-300

METROPOLITAN SERIES FUND, INC.

 MFS TOTAL RETURN PORTFOLIO

STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
JUNE 30, 2005 (UNAUDITED)

    ASSETS
      Investments at value........................            $491,001,424
      Cash........................................                     444
      Receivable for:
       Securities sold............................                 705,813
       Fund shares sold...........................                 534,318
       Dividends and interest.....................               2,545,359
       Foreign taxes..............................                  17,518
                                                              ------------
        Total Assets..............................             494,804,876
    LIABILITIES
      Payable for:
       Fund shares redeemed....................... $  636,126
       Securities purchased.......................  2,691,019
       Withholding taxes..........................      4,453
      Accrued expenses:
       Management fees............................    203,557
       Service and distribution fees..............     39,052
       Deferred directors fees....................     81,871
       Other expenses.............................    115,540
                                                   ----------
        Total Liabilities.........................               3,771,618
                                                              ------------
    NET ASSETS....................................            $491,033,258
                                                              ============
      Net assets consist of:
       Capital paid in............................            $482,670,985
       Undistributed net investment income........               6,035,877
       Accumulated net realized losses............             (26,248,977)
       Unrealized appreciation (depreciation) on
        investments and foreign currency..........              28,575,373
                                                              ------------
    NET ASSETS....................................            $491,033,258
                                                              ============
    Computation of offering price:
    CLASS A
    Net asset value and redemption price per share
     ($266,644,635 divided by
     1,840,434 shares outstanding)................            $     144.88
                                                              ============
    CLASS B
    Net asset value and redemption price per share
     ($132,491,696 divided by
     922,157 shares outstanding)..................            $     143.68
                                                              ============
    CLASS E
    Net asset value and redemption price per share
     ($91,896,927 divided by
     636,504 shares outstanding)..................            $     144.38
                                                              ============
    Identified cost of investments................            $462,426,247
                                                              ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)

     INVESTMENT INCOME
       Dividends...............................              $ 2,982,113(a)
       Interest................................                4,724,418
                                                             -----------
                                                               7,706,531
     EXPENSES
       Management fees......................... $ 1,191,886
       Service and distribution fees--Class B..     151,188
       Service and distribution fees--Class E..      68,943
       Directors' fees and expenses............      11,175
       Custodian...............................     150,642
       Audit and tax services..................      13,475
       Legal...................................       8,173
       Printing................................      46,124
       Insurance...............................       4,530
       Miscellaneous...........................       2,056
                                                -----------
       Total expenses before reductions........   1,648,192
       Expense reductions......................     (23,285)   1,624,907
                                                -----------  -----------
     NET INVESTMENT INCOME.....................                6,081,624
                                                             -----------
     REALIZED AND UNREALIZED GAIN (LOSS)
     Realized gain (loss) on:
       Investments--net........................   7,795,344
       Foreign currency transactions--net......         268    7,795,612
                                                -----------
     Unrealized appreciation (depreciation) on:
       Investments--net........................  (9,468,415)
       Foreign currency transactions--net......      (1,755)  (9,470,170)
                                                -----------  -----------
     Net gain (loss)...........................               (1,674,558)
                                                             -----------
     NET INCREASE (DECREASE) IN NET ASSETS
      FROM OPERATIONS..........................              $ 4,407,066
                                                             ===========

(a)NET OF FOREIGN TAXES OF $48,796.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-301

METROPOLITAN SERIES FUND, INC.

 MFS TOTAL RETURN PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                                       SIX MONTHS
                                                                         ENDED       YEAR ENDED
                                                                        JUNE 30,    DECEMBER 31,
                                                                          2005          2004
                                                                      ------------  ------------
FROM OPERATIONS
  Net investment income.............................................. $  6,081,624  $  8,657,806
  Net realized gain..................................................    7,795,612    16,968,720
  Unrealized appreciation (depreciation).............................   (9,470,170)   22,960,869
                                                                      ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS..................    4,407,066    48,587,395
                                                                      ------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A..........................................................   (4,703,791)   (4,731,075)
    Class B..........................................................   (1,973,530)   (1,035,374)
    Class E..........................................................   (1,482,414)            0
                                                                      ------------  ------------
                                                                        (8,159,735)   (5,766,449)
                                                                      ------------  ------------
   Net realized gain
    Class A..........................................................   (2,982,672)     (811,699)
    Class B..........................................................   (1,444,578)     (190,798)
    Class E..........................................................   (1,051,155)            0
                                                                      ------------  ------------
                                                                        (5,478,405)   (1,002,497)
                                                                      ------------  ------------
  TOTAL DISTRIBUTIONS................................................  (13,638,140)   (6,768,946)
                                                                      ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARES TRANSACTIONS.   38,501,970   241,760,896
                                                                      ------------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS............................   29,270,896   283,579,345

NET ASSETS
  Beginning of the period............................................  461,762,362   178,183,017
                                                                      ------------  ------------
  End of the period.................................................. $491,033,258  $461,762,362
                                                                      ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period.................................................. $  6,035,877  $  8,113,988
                                                                      ============  ============

CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                  SIX MONTHS ENDED            YEAR ENDED
                                                                    JUNE 30, 2005         DECEMBER 31, 2004
                                                               ----------------------  -----------------------
                                                                SHARES         $         SHARES         $
                                                               --------  ------------  ---------  ------------
CLASS A
  Sales.......................................................  173,831  $ 25,345,787    962,828  $130,384,480
  Shares issued through acquisition...........................        0             0    178,716    23,379,079
  Reinvestments...............................................   54,421     7,686,463     40,628     5,542,774
  Redemptions................................................. (205,029)  (29,889,274)  (440,746)  (60,806,360)
                                                               --------  ------------  ---------  ------------
  Net increase (decrease).....................................   23,223  $  3,142,976    741,426  $ 98,499,973
                                                               ========  ============  =========  ============
CLASS B
  Sales.......................................................  314,347  $ 45,445,748    358,733  $ 49,425,208
  Shares issued through acquisition...........................        0             0    231,742    28,384,889
  Reinvestments...............................................   24,392     3,418,108      9,056     1,226,172
  Redemptions................................................. (121,753)  (17,598,434)  (110,400)  (15,154,511)
                                                               --------  ------------  ---------  ------------
  Net increase (decrease).....................................  216,986  $ 31,265,422    489,131  $ 63,881,758
                                                               ========  ============  =========  ============
CLASS E
  Sales.......................................................  116,140  $ 16,884,774    116,224  $ 16,206,863
  Shares issued through acquisition...........................        0             0    618,249    80,753,908
  Reinvestments...............................................   17,995     2,533,569          0             0
  Redemptions................................................. (105,417)  (15,324,771)  (126,687)  (17,581,606)
                                                               --------  ------------  ---------  ------------
  Net increase (decrease).....................................   28,718  $  4,093,572    607,786  $ 79,379,165
                                                               ========  ============  =========  ============
  Increase (decrease) derived from capital share transactions.  268,927  $ 38,501,970  1,838,343  $241,760,896
                                                               ========  ============  =========  ============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-302

METROPOLITAN SERIES FUND, INC.

 MFS TOTAL RETURN PORTFOLIO

FINANCIAL HIGHLIGHTS (UNAUDITED)


                                                                                   ----------------------
                                                                                   SIX MONTHS
                                                                                     ENDED
                                                                                    JUNE 30,    ---------
                                                                                      2005        2004
                                                                                   ----------   --------
NET ASSET VALUE, BEGINNING OF PERIOD..............................................  $ 147.96    $ 138.13
                                                                                    --------    --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................      1.78        3.60
  Net realized and unrealized gain (loss) on investments..........................     (0.59)      11.53
                                                                                    --------    --------
  Total from investment operations................................................      1.19       15.13
                                                                                    --------    --------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................     (2.61)      (4.52)
  Distributions from net realized capital gains...................................     (1.66)      (0.78)
                                                                                    --------    --------
  Total distributions.............................................................     (4.27)      (5.30)
                                                                                    --------    --------
NET ASSET VALUE, END OF PERIOD....................................................  $ 144.88    $ 147.96
                                                                                    ========    ========
TOTAL RETURN (%)..................................................................       0.9(b)     11.3
Ratio of operating expenses to average net assets before expense reductions (%)...      0.60(c)     0.64
Ratio of operating expenses to average net assets after expense reductions (%) (d)      0.59(c)     0.63
Ratio of net investment income to average net assets (%)..........................      2.46(c)     2.60
Portfolio turnover rate (%).......................................................        55(c)       89
Net assets, end of period (000)...................................................  $266,645    $268,870

                                                                                        CLASS A
                                                                                   ---------------------------------------

                                                                                       YEAR ENDED DECEMBER 31,
                                                                                   ---------------------------------------
                                                                                     2003      2002      2001      2000
                                                                                   --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $ 119.83  $ 141.92  $ 185.92  $ 196.82
                                                                                   --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................     3.30      3.89      4.60      6.49
  Net realized and unrealized gain (loss) on investments..........................    16.79    (10.18)   (11.61)   (12.98)
                                                                                   --------  --------  --------  --------
  Total from investment operations................................................    20.09     (6.29)    (7.01)    (6.49)
                                                                                   --------  --------  --------  --------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................    (1.79)    (4.47)    (6.60)     0.00
  Distributions from net realized capital gains...................................     0.00    (11.33)   (30.39)    (4.41)
                                                                                   --------  --------  --------  --------
  Total distributions.............................................................    (1.79)   (15.80)   (36.99)    (4.41)
                                                                                   --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD.................................................... $ 138.13  $ 119.83  $ 141.92  $ 185.92
                                                                                   ========  ========  ========  ========
TOTAL RETURN (%)..................................................................     17.0      (5.4)     (3.8)     (3.4)
Ratio of operating expenses to average net assets before expense reductions (%)...     0.69      0.66      0.63      0.58
Ratio of operating expenses to average net assets after expense reductions (%) (d)     0.69        --        --        --
Ratio of net investment income to average net assets (%)..........................     2.55      2.98      2.96      3.14
Portfolio turnover rate (%).......................................................       62        91       160        48
Net assets, end of period (000)................................................... $148,601  $133,092  $157,716  $181,270

                                                                             CLASS B
                                                          ------------------------------------------     -----------
                                                          SIX MONTHS       YEAR ENDED     MAY 1, 2002(A) SIX MONTHS
                                                            ENDED         DECEMBER 31,       THROUGH       ENDED
                                                           JUNE 30,    -----------------   DECEMBER 31,   JUNE 30,
                                                             2005        2004      2003        2002         2005
                                                          ----------   --------  -------  -------------- ----------
NET ASSET VALUE, BEGINNING OF PERIOD.....................  $ 146.59    $ 136.93  $119.01     $129.24      $147.29
                                                           --------    --------  -------     -------      -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income..................................      1.49        3.64     2.53        0.99         1.84
  Net realized and unrealized gain (loss) on investments.     (0.48)      11.01    17.11      (11.22)       (0.76)
                                                           --------    --------  -------     -------      -------
  Total from investment operations.......................      1.01       14.65    19.64      (10.23)        1.08
                                                           --------    --------  -------     -------      -------
LESS DISTRIBUTIONS
  Distributions from net investment income...............     (2.26)      (4.21)   (1.72)       0.00        (2.33)
  Distributions from net realized capital gains..........     (1.66)      (0.78)    0.00        0.00        (1.66)
                                                           --------    --------  -------     -------      -------
  Total distributions....................................     (3.92)      (4.99)   (1.72)       0.00        (3.99)
                                                           --------    --------  -------     -------      -------
NET ASSET VALUE, END OF PERIOD...........................  $ 143.68    $ 146.59  $136.93     $119.01      $144.38
                                                           ========    ========  =======     =======      =======
TOTAL RETURN (%).........................................       0.8(b)     11.0     16.7        (7.9)(b)      0.8(b)
Ratio of operating expenses to average net assets before
 expense reductions (%)..................................      0.85(c)     0.89     0.94        0.91 (c)     0.75(c)
Ratio of operating expenses to average net assets after
 expense reductions (%) (d)..............................      0.84(c)     0.88     0.94          --         0.74(c)
Ratio of net investment income to average net assets (%).      2.65(c)     2.39     2.30        2.75 (c)     2.70(c)
Portfolio turnover rate (%)..............................        55(c)       89       62          91           55(c)
Net assets, end of period (000)..........................  $132,492    $103,373  $29,582     $ 7,168      $91,897

                                                          CLASS E
                                                          ---------------
                                                          APRIL 26, 2004(A)
                                                               THROUGH
                                                            DECEMBER 31,
                                                                2004
                                                          -----------------
NET ASSET VALUE, BEGINNING OF PERIOD.....................      $135.61
                                                               -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income..................................         2.33
  Net realized and unrealized gain (loss) on investments.         9.35
                                                               -------
  Total from investment operations.......................        11.68
                                                               -------
LESS DISTRIBUTIONS
  Distributions from net investment income...............         0.00
  Distributions from net realized capital gains..........         0.00
                                                               -------
  Total distributions....................................         0.00
                                                               -------
NET ASSET VALUE, END OF PERIOD...........................      $147.29
                                                               =======
TOTAL RETURN (%).........................................          8.6(b)
Ratio of operating expenses to average net assets before
 expense reductions (%)..................................         0.79(c)
Ratio of operating expenses to average net assets after
 expense reductions (%) (d)..............................         0.78(c)
Ratio of net investment income to average net assets (%).         2.57(c)
Portfolio turnover rate (%)..............................           89
Net assets, end of period (000)..........................      $89,519

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIODS LESS THAN ONE YEAR ARE NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.
(d)THE PORTFOLIO HAS ENTERED INTO ARRANGEMENTS WITH CERTAIN BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-303

METROPOLITAN SERIES FUND, INC.

 BLACKROCK BOND INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

BONDS & NOTES--104.5% OF TOTAL NET ASSETS

          FACE                                                  VALUE
         AMOUNT                                                (NOTE 1)
     ----------------------------------------------------------------------

                     AEROSPACE & DEFENSE--0.3%
     $       425,000 Lockheed Martin Corp.
                      8.500%, 12/01/29..................... $       613,775
           1,500,000 Northrop Grumman Corp.
                      7.125%, 02/15/11.....................       1,696,447
             410,000 Northrop Grumman Corp.
                      7.750%, 02/15/31.....................         554,588
                                                            ---------------
                                                                  2,864,810
                                                            ---------------

                     AIRLINES--0.0%
             475,000 Southwest Airlines Co.
                      5.125%, 03/01/17.....................         465,775
                                                            ---------------

                     ASSET BACKED--8.8%
             765,000 Archstone Smith Operations Trust
                      5.625%, 08/15/14.....................         802,875
           1,600,000 Ares VIII CLO, Ltd. (144A)
                      3.783%, 02/26/16 (d).................       1,650,720
             554,766 Asset Backed Funding Corp. (144A)
                      4.450%, 05/26/34.....................         551,601
           8,250,000 BMW Vehicle Owner Trust
                      4.040%, 02/25/09 (d).................       8,263,877
           7,775,000 Capital Auto Receivables Asset
                      4.050%, 07/15/09 (d).................       7,784,696
           2,605,000 Citibank Credit Card Issuance Trust
                      7.450%, 09/15/07.....................       2,624,807
           1,000,000 Citibank Credit Card Issuance Trust
                      6.650%, 05/15/08.....................       1,022,699
          10,350,000 DaimlerChrysler Auto Owner Trust
                      3.490%, 12/08/08.....................      10,280,148
           9,850,000 Discover Card Master Trust I
                      3.330%, 11/17/09 (d).................       9,869,405
             713,946 Distribution Financial Services Trust
                      5.670%, 01/17/17.....................         715,868
           2,725,000 Ford Credit Auto Owner Trust
                      4.790%, 11/15/06.....................       2,726,406
           9,100,000 Ford Credit Auto Owner Trust
                      3.480%, 11/15/08.....................       9,040,664
           7,700,000 Ford Credit Auto Owner Trust
                      4.170%, 01/15/09 (d).................       7,718,399
             637,389 Hedged Mutual Fund Fee Trust (144A)
                      5.220%, 11/30/10 (d).................         637,389
           1,123,343 Knollwood CDO, Ltd. (144A)
                      4.320%, 01/10/39 (d).................       1,114,221
             271,207 Long Beach Asset Holdings Corp. (144A)
                      4.940%, 06/25/34.....................         270,719
           1,350,000 MBNA Credit Card Master Note Trust
                      6.550%, 12/15/08.....................       1,384,869
           4,000,000 MBNA Credit Card Master Note Trust
                      4.950%, 06/15/09.....................       4,066,726
           6,715,000 MBNA Credit Card Master Note Trust
                      3.300%, 07/15/10.....................       6,600,374
           1,125,000 MBNA Credit Card Master Note Trust
                      7.000%, 02/15/12.....................       1,249,058
           2,425,000 Option One Mortgage Loan Trust
                      1.850%, 11/25/32 (d).................       2,442,580

        FACE                                                     VALUE
       AMOUNT                                                   (NOTE 1)
   -------------------------------------------------------------------------

                   ASSET BACKED--(CONTINUED)
   $       615,000 Pemex Project Funding Master Trust (144A)
                    5.750%, 12/15/15........................ $       612,233
         2,575,000 Residential Asset Securities Corp.
                    2.850%, 01/25/33 (d)....................       2,595,167
         3,900,000 Structured Asset Investment Loan Trust
                    3.050%, 04/25/33 (d)....................       3,920,122
         4,300,000 USAA Auto Owner Trust
                    3.160%, 02/17/09........................       4,253,833
                                                             ---------------
                                                                  92,199,456
                                                             ---------------

                   AUTO PARTS--0.2%
           405,000 ArvinMeritor, Inc.
                    8.750%, 03/01/12 (c)....................         422,213
         1,100,000 Briggs & Stratton Corp.
                    8.875%, 03/15/11........................       1,256,750
                                                             ---------------
                                                                   1,678,963
                                                             ---------------

                   AUTOMOBILES--0.1%
           590,000 DaimlerChrysler North America Holding
                    Corp. 8.500%, 01/18/31 (c)..............         747,473
            75,000 Navistar International Corp. (144A)
                    6.250%, 03/01/12........................          72,375
                                                             ---------------
                                                                     819,848
                                                             ---------------

                   BIOTECHNOLOGY--0.1%
           585,000 Bio-Rad Laboratories, Inc.
                    7.500%, 08/15/13........................         625,950
                                                             ---------------

                   BUILDING & CONSTRUCTION--0.5%
           235,000 Beazer Homes USA, Inc.
                    8.375%, 04/15/12........................         252,037
         2,600,000 Centex Home Equity Loan Trust
                    3.150%, 12/25/32 (d)....................       2,637,037
           750,000 D.R. Horton, Inc. 8.500%, 04/15/12.......         817,519
           800,000 Hovnanian Enterprises, Inc.
                    6.250%, 01/15/15 (c)....................         790,000
           330,000 KB Home 6.250%, 06/15/15.................         335,502
           690,000 Lennar Corp. (144A)
                    5.600%, 05/31/15........................         707,136
           245,000 Pulte Homes, Inc.
                    6.000%, 02/15/35 (c)....................         238,373
                                                             ---------------
                                                                   5,777,604
                                                             ---------------

                   BUILDING PRODUCTS--0.0%
            85,000 Georgia Pacific Corp.
                    8.000%, 01/15/24........................          97,750
                                                             ---------------

                   BUSINESS SERVICES--0.0%
           385,000 Service Corp. International
                    7.700%, 04/15/09........................         411,950
                                                             ---------------

                   CAPITAL MARKETS--0.2%
         1,987,000 Lehman Brothers Holdings, Inc.
                    4.000%, 01/22/08........................       1,979,896
                                                             ---------------

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-304

METROPOLITAN SERIES FUND, INC.

 BLACKROCK BOND INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

BONDS & NOTES--(CONTINUED)

         FACE                                                      VALUE
        AMOUNT                                                    (NOTE 1)
    --------------------------------------------------------------------------

                       CHEMICALS--0.1%
    $     1,125,000    FMC Corp. 10.250%, 11/01/09............ $     1,267,031
                                                               ---------------

                       COLLATERALIZED MORTGAGE OBLIGATIONS--14.3%
          5,225,000    Bank of America Commercial Mortgage,
                        Inc. 4.621%, 07/10/43.................       5,228,292
          5,225,000    Bank of America Commercial Mortgage,
                        Inc. 4.668%, 07/10/43.................       5,261,738
          2,075,000    Bear Stearns Commercial Mortgage
                        Securities, Inc. 7.080%, 07/15/31.....       2,271,302
          5,506,800    Bear Stearns Commercial Mortgage
                        Securities, Inc. 4.361%, 06/11/41.....       5,532,895
          6,000,000    Capital Transition Funding, LLC
                        5.010%, 01/15/10......................       6,064,329
          5,230,000    Chase Commercial Mortgage Security
                        Corp. 7.319%, 10/15/32................       5,886,671
          1,825,000    Cheyne Investment Grade CDO I (144A)
                        2.920%, 09/26/09 (d)..................       1,788,500
          4,820,000    Commercial Mortgage Pass Through
                        Certificates 7.416%, 08/15/33.........       5,384,216
          5,200,000    General Electric Commercial Mortgage
                        Corp. 4.578%, 06/10/48................       5,239,741
          3,981,210    GGP Mall Properties Trust (144A)
                        5.558%, 11/15/11......................       4,057,315
          5,150,000    GMAC Commercial Mortgage Services,
                        Inc. 7.455%, 08/16/33.................       5,807,007
          5,100,000    GS Mortgage Securities Corp.
                        4.751%, 07/10/39......................       5,172,285
          1,650,000    Irwin Land, LLC 5.400%, 12/15/47.......       1,689,055
          1,916,468    iStar Asset Receivables Trust (144A)
                        2.200%, 08/28/22 (d)..................       1,917,671
          2,300,000    JPMorgan Commercial Mortgage Finance
                        Corp. 7.238%, 09/15/29................       2,499,940
          5,385,000    JPMorgan Commercial Mortgage Finance
                        Corp. 6.507%, 10/15/35................       5,731,294
          5,480,000    LB-UBS Commercial Mortgage Trust
                        7.950%, 05/15/25 (d)..................       6,266,584
          8,651,991    LB-UBS Commercial Mortgage Trust
                        5.642%, 12/15/25 (d)..................       8,962,804
          4,839,642    LB-UBS Commercial Mortgage Trust
                        4.071%, 09/15/26......................       4,811,797
          4,075,000    LB-UBS Commercial Mortgage Trust
                        4.559%, 09/15/27 (d)..................       4,109,181
          4,195,642    LB-UBS Commercial Mortgage Trust
                        3.881%, 08/15/29 (d)..................       4,164,858
          3,194,195    LB-UBS Commercial Mortgage Trust (144A)
                        6.155%, 07/14/16......................       3,377,550
          2,306,215    Morgan Stanley Capital I, Inc. (144A)
                        7.220%, 07/15/29......................       2,398,719
          1,525,000    Morgan Stanley Capital, Inc.
                        6.210%, 11/15/31......................       1,606,977
          5,531,990    Mortgage Capital Funding, Inc.
                        6.423%, 06/18/30......................       5,816,367
          1,675,000    NationsLink Funding Corp.
                        6.476%, 08/20/30......................       1,769,557
          1,325,000    NationsLink Funding Corp.
                        6.795%, 08/20/30......................       1,421,052

        FACE                                                     VALUE
       AMOUNT                                                   (NOTE 1)
   -------------------------------------------------------------------------

                   COLLATERALIZED MORTGAGE OBLIGATIONS--(CONTINUED)
   $     4,825,000 Nomura Asset Securities Corp.
                    6.590%, 03/15/30........................ $     5,121,152
         2,525,000 Residential Asset Security Mortgage Pass
                    Through Certificates
                    2.850%, 04/25/33 (d)....................       2,563,081
         5,860,000 Salomon Brothers Mortgage Securities VII,
                    Inc. 6.499%, 10/13/11...................       6,483,711
           661,827 Salomon Brothers Mortgage Securities VII,
                    Inc. (144A) 6.134%, 02/18/34 (d)........         677,310
         4,344,137 Wachovia Bank Commercial Mortgage
                    Trust 3.477%, 08/15/41 (d)..............       4,288,321
         4,950,000 Wachovia Bank Commercial Mortgage
                    Trust 4.935%, 04/15/42..................       5,076,257
         5,875,000 Washington Mutual, Inc.
                    3.420%, 05/25/33 (d)....................       5,783,503
         4,750,000 Washington Mutual, Inc.
                    3.700%, 06/25/33 (d)....................       4,657,989
         1,747,689 Washington Mutual, Inc.
                    4.560%, 06/25/33 (d)....................       1,744,397
                                                             ---------------
                                                                 150,633,418
                                                             ---------------

                   COMPUTERS & BUSINESS EQUIPMENT--0.1%
         1,450,000 Xerox Corp. 6.875%, 08/15/11.............       1,537,000
                                                             ---------------

                   CONTAINERS & GLASS--0.1%
         1,125,000 Ball Corp. 6.875%, 12/15/12..............       1,181,250
                                                             ---------------

                   DRUGS & HEATH CARE--0.0%
           475,000 AmerisourceBergen Corp.
                    7.250%, 11/15/12........................         523,094
                                                             ---------------

                   ELECTRICAL EQUIPMENT--0.1%
           800,000 Thomas & Betts Corp.
                    7.250%, 06/01/13........................         877,210
                                                             ---------------

                   ELECTRICAL UTILITIES--1.2%
           189,238 AES Ironwood, LLC 8.857%, 11/30/25.......         214,312
         1,900,000 Dominion Resources, Inc.
                    8.125%, 06/15/10........................       2,189,161
           875,000 Dominion Resources, Inc.
                    7.195%, 09/15/14........................       1,016,187
           460,325 Elwood Energy LLC 8.159%, 07/05/26.......         519,017
         1,965,000 First Energy Corp. 7.375%, 11/15/31......       2,401,973
         2,075,000 Indiana Michigan Power Co.
                    6.125%, 12/15/06........................       2,131,859
           947,000 Peco Energy Co. 4.750%, 10/01/12.........         964,703
         3,085,000 Progress Energy, Inc.
                    7.100%, 03/01/11........................       3,436,585
            90,000 Reliant Energy, Inc. 6.750%, 12/15/14....          87,975
                                                             ---------------
                                                                  12,961,772
                                                             ---------------

                   ELECTRONICS--0.3%
           725,000 Fisher Scientific International, Inc.
                    8.000%, 09/01/13........................         828,312
         1,175,000 Loral Corp. 7.000%, 09/15/23.............       1,423,642

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-305

METROPOLITAN SERIES FUND, INC.

 BLACKROCK BOND INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

BONDS & NOTES--(CONTINUED)

          FACE                                                  VALUE
         AMOUNT                                                (NOTE 1)
     ----------------------------------------------------------------------

                     ELECTRONICS--(CONTINUED)
     $     1,000,000 PerkinElmer, Inc. 8.875%, 01/15/13 (c) $     1,112,500
                                                            ---------------
                                                                  3,364,454
                                                            ---------------

                     FEDERAL AGENCIES--37.8%
             157,327 Federal Home Loan Bank
                      4.500%, 03/01/19.....................         156,763
           2,672,492 Federal Home Loan Bank
                      4.500%, 05/01/19.....................       2,662,916
           2,015,869 Federal Home Loan Bank
                      4.500%, 07/01/19.....................       2,008,646
           2,869,039 Federal Home Loan Bank
                      4.500%, 12/01/19.....................       2,858,759
           7,198,687 Federal Home Loan Bank
                      5.500%, 07/01/33.....................       7,307,868
          10,092,927 Federal Home Loan Mortgage Corp.
                      4.500%, 05/01/18.....................      10,060,685
          10,775,000 Federal Home Loan Mortgage Corp.
                      3.150%, 06/04/08.....................      10,548,660
              53,663 Federal Home Loan Mortgage Corp.
                      9.000%, 12/01/09.....................          56,096
           4,200,000 Federal Home Loan Mortgage Corp.
                      5.000%, 03/15/18.....................       4,298,247
           8,844,320 Federal Home Loan Mortgage Corp.
                      5.500%, 03/15/34.....................       9,106,804
           7,630,818 Federal Home Loan Mortgage Corp.
                      5.500%, 05/15/34.....................       7,865,454
           6,200,000 Federal Home Loan Mortgage Corp.
                      3.620%, 02/15/35.....................       6,219,375
          16,849,396 Federal Home Loan Mortgage Corp.
                      4.776%, 03/01/35 (d).................      16,946,234
          13,800,000 Federal Home Loan Mortgage Corp.
                      5.000%, TBA..........................      13,950,944
          18,613,000 Federal National Mortgage Association
                      2.250%, 02/28/06 (c).................      18,438,652
           2,525,000 Federal National Mortgage Association
                      2.350%, 04/29/06.....................       2,496,041
                 534 Federal National Mortgage Association
                      7.750%, 09/01/06.....................             538
          18,275,000 Federal National Mortgage Association
                      4.000%, 10/16/06 (c).................      18,313,213
           4,235,000 Federal National Mortgage Association
                      3.000%, 03/02/07.....................       4,179,670
           9,575,000 Federal National Mortgage Association
                      2.750%, 07/23/07.....................       9,372,881
           3,095,000 Federal National Mortgage Association
                      2.920%, 08/15/07 (d).................       3,093,230
              27,434 Federal National Mortgage Association
                      7.750%, 03/01/08.....................          27,958
               3,250 Federal National Mortgage Association
                      7.750%, 04/01/08.....................           3,312
              63,291 Federal National Mortgage Association
                      8.250%, 07/01/08.....................          64,819
          14,975,000 Federal National Mortgage Association
                      4.000%, 01/26/09.....................      14,949,692
              78,707 Federal National Mortgage Association
                      8.500%, 02/01/09.....................          81,959

            FACE                                                  VALUE
           AMOUNT                                                (NOTE 1)
       --------------------------------------------------------------------

                          FEDERAL AGENCIES--(CONTINUED)
       $        14,152    Federal National Mortgage Association
                           8.500%, 09/01/09.................... $    14,677
             4,650,000    Federal National Mortgage Association
                           5.500%, 03/15/11....................   4,987,818
             9,250,000    Federal National Mortgage Association
                           6.000%, 05/15/11 (c)................  10,173,094
               373,307    Federal National Mortgage Association
                           6.500%, 07/01/14....................     388,758
             3,950,000    Federal National Mortgage Association
                           5.125%, 05/27/15....................   3,991,984
                13,962    Federal National Mortgage Association
                           9.000%, 04/01/16....................      14,830
               914,884    Federal National Mortgage Association
                           6.000%, 07/01/16....................     946,518
             5,064,720    Federal National Mortgage Association
                           6.500%, 04/01/17....................   5,274,814
             3,056,222    Federal National Mortgage Association
                           5.000%, 06/01/18....................   3,092,856
             2,321,085    Federal National Mortgage Association
                           4.500%, 10/01/18....................   2,312,201
                24,999    Federal National Mortgage Association
                           5.500%, 08/01/19....................      25,679
             3,324,453    Federal National Mortgage Association
                           5.000%, 06/01/23....................   3,351,442
             1,967,402    Federal National Mortgage Association
                           5.500%, 01/01/24....................   2,008,353
               361,105    Federal National Mortgage Association
                           6.500%, 11/01/27....................     375,453
             2,255,713    Federal National Mortgage Association
                           6.500%, 12/01/29 (d)................   2,342,573
             4,352,452    Federal National Mortgage Association
                           5.500%, 04/01/33....................   4,415,985
               519,219    Federal National Mortgage Association
                           5.000%, 11/01/33....................     519,948
             4,342,281    Federal National Mortgage Association
                           5.500%, 11/01/33....................   4,405,666
            15,278,585    Federal National Mortgage Association
                           5.500%, 04/01/34....................  15,501,608
             5,428,640    Federal National Mortgage Association
                           5.500%, 05/25/34....................   5,581,476
             1,993,751    Federal National Mortgage Association
                           4.500%, 02/01/35....................   1,950,921
             4,751,825    Federal National Mortgage Association
                           4.500%, 03/01/35....................   4,649,747
             4,820,000    Federal National Mortgage Association
                           3.390%, 03/25/35 (d)................   4,881,002
             3,568,379    Federal National Mortgage Association
                           4.500%, 04/01/35....................   3,491,724
             3,400,000    Federal National Mortgage Association
                           5.000%, 04/25/35....................   3,461,196
             1,058,209    Federal National Mortgage Association
                           4.500%, 05/01/35....................   1,035,477
             4,180,000    Federal National Mortgage Association
                           5.500%, 07/25/35....................   4,336,750
            10,800,000    Federal National Mortgage Association
                           4.500%, TBA.........................  10,749,370

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-306

METROPOLITAN SERIES FUND, INC.

 BLACKROCK BOND INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

BONDS & NOTES--(CONTINUED)

          FACE                                                     VALUE
         AMOUNT                                                   (NOTE 1)
     -------------------------------------------------------------------------

                        FEDERAL AGENCIES--(CONTINUED)
     $    16,283,811    Federal National Mortgage Association. $    16,354,908
          30,600,000    Federal National Mortgage Association
                         5.500%, TBA..........................      31,012,076
          40,400,000    Federal National Mortgage Association
                         6.000%, TBA..........................      41,372,105
               4,457    Government National Mortgage
                         Association 7.500%, 05/15/07.........           4,582
             613,271    Government National Mortgage
                         Association 7.500%, 12/15/14.........         650,655
              10,654    Government National Mortgage
                         Association 9.000%, 10/15/16.........          11,611
              19,355    Government National Mortgage
                         Association 8.500%, 01/15/17.........          21,117
              13,638    Government National Mortgage
                         Association 8.500%, 02/15/17.........          14,879
              27,447    Government National Mortgage
                         Association 8.500%, 03/15/17.........          29,945
              24,294    Government National Mortgage
                         Association 8.500%, 05/15/17.........          26,505
               2,653    Government National Mortgage
                         Association 8.500%, 10/15/21.........           2,917
               4,647    Government National Mortgage
                         Association 8.500%, 11/15/21.........           5,108
               5,543    Government National Mortgage
                         Association 8.500%, 05/15/22.........           6,101
             420,364    Government National Mortgage
                         Association 6.500%, 05/15/29.........         440,005
              49,229    Government National Mortgage
                         Association 8.000%, 11/15/29.........          53,227
           7,598,750    Government National Mortgage
                         Association 5.500%, 04/15/33.........       7,768,627
           2,292,623    Government National Mortgage
                         Association 6.000%, 09/20/33.........       2,361,590
          12,363,506    Government National Mortgage
                         Association 5.000%, 10/20/33.........      12,438,347
           3,757,509    Government National Mortgage
                         Association 6.000%, 10/20/33.........       3,883,350
           5,182,759    Government National Mortgage
                         Association 6.000%, 11/20/33.........       5,338,665
           3,788,161    Government National Mortgage
                         Association 6.000%, 02/20/34.........       3,901,736
           2,900,000    Government National Mortgage
                         Association 6.500%, TBA..............       3,028,688
                                                               ---------------
                                                                   398,078,080
                                                               ---------------

                        FINANCE & BANKING--13.0%
           1,500,000    Allstate Financial Global Funding, LLC
                         (144A) 5.250%, 02/01/07..............       1,527,267
           7,830,000    Bank of America Corp.
                         5.250%, 02/01/07.....................       7,990,930
           1,250,000    Bank of New York 3.800%, 02/01/08.....       1,239,893
             375,000    Barclays Bank, Plc. (144A)
                         6.860%, 09/29/49 (d).................         440,931
             795,000    Barclays Bank, Plc. (144A)
                         8.550%, 09/29/49 (d) (e).............         956,445

           FACE                                                   VALUE
          AMOUNT                                                 (NOTE 1)
      -----------------------------------------------------------------------

                         FINANCE & BANKING--(CONTINUED)
      $     4,575,000    Berkshire Hathaway Financial Corp.
                          (144A) 4.125%, 01/15/10............ $     4,547,596
            6,065,000    Citigroup, Inc. 5.500%, 08/09/06....       6,163,168
           17,715,000    Citigroup, Inc. 3.500%, 02/01/08....      17,465,272
            2,500,000    Citigroup, Inc. 4.125%, 02/22/10....       2,491,125
              525,000    Citigroup, Inc. 5.850%, 12/11/34....         580,357
            1,025,000    Credit Suisse First Boston
                          4.700%, 06/01/09...................       1,041,581
            5,700,000    DEPFA ACS BANK (144A)
                          4.250%, 08/16/10 (c)...............       5,724,339
            2,225,000    Deutsche Bank AG
                          3.843%, 03/15/07 (d)...............       2,221,262
            1,175,000    Devon Financing Corp.
                          7.875%, 09/30/31...................       1,528,325
            1,750,000    First National Bank of Boston
                          7.375%, 09/15/06...................       1,817,284
            4,850,000    General Electric Capital Corp.
                          3.125%, 11/09/06...................       4,790,476
           13,250,000    General Electric Capital Corp.
                          3.450%, 07/16/07...................      13,076,783
            9,650,000    General Electric Capital Corp.
                          4.125%, 09/01/09...................       9,617,026
              425,000    General Motors Acceptance Corp.
                          4.602%, 09/23/08 (d)...............         392,908
              880,000    GMAC Bank GmbH
                          4.750%, 09/14/09, (EUR)............         970,299
            1,850,000    HBOS, Plc. (144A) 3.500%, 11/30/07..       1,826,316
            3,010,000    Household Finance Corp.
                          6.400%, 06/17/08...................       3,187,987
            7,450,000    HSBC Bank USA, N.A.
                          3.870%, 06/07/07...................       7,399,854
              675,000    Huntington National Bank
                          2.750%, 10/16/06...................         664,187
              750,000    Liberty Mutual Group, Inc. (144A)
                          6.500%, 03/15/35...................         743,100
            1,325,000    Nationwide Building Society
                          2.625%, 01/30/07...................       1,296,948
            1,370,000    Nationwide Building Society (144A)
                          4.250%, 02/01/10...................       1,366,587
              775,000    Prudential Financial, Inc.
                          5.400%, 06/13/35...................         773,826
            2,480,000    RBS Capital Trust I
                          4.709%, 12/29/49 (d) (c)...........       2,446,728
            4,150,000    Simon Debartolo Group, L.P.
                          6.875%, 11/15/06...................       4,275,405
              305,000    SLM Corp. 4.000%, 01/15/10..........         301,293
              460,000    Sprint Capital Corp.
                          6.875%, 11/15/28...................         528,026
            1,150,000    Sprint Capital Corp.
                          8.750%, 03/15/32...................       1,599,777
            2,200,000    U.S. Bank N.A. 2.850%, 11/15/06.....       2,163,704
        1,122,000,000    UBS, AG Zero Coupon, 09/27/05,
                          (JPY)..............................      10,123,594
            1,400,000    USA Education, Inc. 5.625%, 04/10/07       1,435,350
            1,010,000    Wellpoint, Inc. 5.950%, 12/15/34....       1,102,477

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-307

METROPOLITAN SERIES FUND, INC.

 BLACKROCK BOND INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

BONDS & NOTES--(CONTINUED)

          FACE                                                    VALUE
         AMOUNT                                                  (NOTE 1)
     ------------------------------------------------------------------------

                        FINANCE & BANKING--(CONTINUED)
     $     1,465,000    Wells Fargo & Co. 5.125%, 02/15/07... $     1,489,221
           2,550,000    Wells Fargo & Co. 4.000%, 08/15/08...       2,545,496
           6,135,000    Wells Fargo & Co. 4.200%, 01/15/10...       6,131,767
                                                              ---------------
                                                                  135,984,910
                                                              ---------------

                        FINANCIAL SERVICES--0.3%
             145,000    BCP Crystal U.S. Holdings Corp.
                         9.625%, 06/15/14....................         162,400
             760,000    General Electric Capital Corp.
                         5.375%, 03/15/07 (c)................         776,471
           1,480,000    Verizon Global Funding Corp.
                         7.750%, 12/01/30....................       1,911,048
                                                              ---------------
                                                                    2,849,919
                                                              ---------------

                        FOOD & BEVERAGES--0.2%
           1,650,000    Smithfield Foods, Inc.
                         7.000%, 08/01/11....................       1,736,625
                                                              ---------------

                        FOREST PRODUCTS & PAPER--0.0%
             460,000    Abitibi-Consolidated Co.
                         8.375%, 04/01/15 (c)................         469,200
                                                              ---------------

                        GAS & OIL--0.9%
           1,300,000    Amerada Hess Corp.
                         7.125%, 03/15/33....................       1,541,946
             540,000    Anadarko Finance Co.
                         7.500%, 05/01/31....................         681,749
             320,000    Chesapeake Energy Corp.
                         7.750%, 01/15/15....................         345,600
             365,000    Chesapeake Energy Corp. (144A)
                         6.250%, 01/15/18....................         359,525
             530,000    ConocoPhillips 5.900%, 10/15/32 (c)..         595,420
             605,000    Dynegy Holdings, Inc. (144A)
                         10.125%, 07/15/13...................         683,650
             950,000    Enterprise Products Partners, L.P.
                         5.600%, 10/15/14....................         977,598
              75,000    Exelon Corp. 5.625%, 06/15/35........          75,606
             110,000    KCS Energy, Inc. (144A)
                         7.125%, 04/01/12....................         112,200
           1,145,000    Newfield Exploration Co.
                         6.625%, 09/01/14....................       1,199,387
           1,375,000    Petro CDA 5.950%, 05/15/35...........       1,438,350
             730,000    Plains Exploration & Production Co.
                         7.125%, 06/15/14 (c)................         781,100
             175,000    Tenaska Alabama Partners, L.P. (144A)
                         7.000%, 06/30/21....................         177,188
                                                              ---------------
                                                                    8,969,319
                                                              ---------------

                        GAS & PIPELINE UTILITIES--0.0%
             155,000    Transcontinental Gas Pipe Line
                         8.875%, 07/15/12....................         184,450
                                                              ---------------

          FACE                                                     VALUE
         AMOUNT                                                   (NOTE 1)
     -------------------------------------------------------------------------

                        HOTELS & RESTAURANTS--0.1%
     $       260,000    John Q Hammons Hotels, L.P.
                         8.875%, 05/15/12..................... $       283,400
             195,000    Mohegan Tribal Gaming Authority (144A)
                         6.125%, 02/15/13.....................         196,950
             105,000    Wynn Las Vegas, LLC (144A)
                         6.625%, 12/01/14.....................         102,113
                                                               ---------------
                                                                       582,463
                                                               ---------------

                        INDUSTRIAL CONGLOMERATES--0.1%
             900,000    United Technologies Corp.
                         4.875%, 05/01/15.....................         920,629
             400,000    United Technologies Corp.
                         8.875%, 11/15/19.....................         560,717
                                                               ---------------
                                                                     1,481,346
                                                               ---------------

                        INVESTMENT BROKERAGE--1.0%
           6,520,000    JPMorgan Chase & Co.
                         5.350%, 03/01/07.....................       6,650,328
           3,560,000    JPMorgan Chase & Co.
                         5.250%, 05/30/07.....................       3,634,404
                                                               ---------------
                                                                    10,284,732
                                                               ---------------

                        LEISURE EQUIPMENT & PRODUCTS--0.1%
             535,000    K2, Inc. 7.375%, 07/01/14 (c).........         563,088
                                                               ---------------

                        MEDIA--1.3%
           2,560,000    Comcast Corp. 7.050%, 03/15/33........       3,022,449
             325,000    Comcast Corp. 5.650%, 06/15/35........         323,637
             550,000    Cox Communications, Inc.
                         4.625%, 06/01/13 (c).................         533,891
             400,000    DIRECTV Holdings, LLC (144A)
                         6.375%, 06/15/15.....................         398,000
           1,375,000    EchoStar DBS Corp. 5.750%, 10/01/08...       1,366,406
           1,500,000    Lamar Media Corp.
                         7.250%, 01/01/13 (c).................       1,582,500
             125,000    Movie Gallery, Inc. (144A)
                         11.000%, 05/01/12 (c)................         131,250
           2,500,000    News America Holdings, Inc.
                         6.200%, 12/15/34.....................       2,623,733
           2,665,000    Time Warner, Inc. 7.700%, 05/01/32....       3,371,286
             570,000    Viacom, Inc. 6.625%, 05/15/11 (c).....         612,241
                                                               ---------------
                                                                    13,965,393
                                                               ---------------

                        METALS & MINING--0.1%
             650,000    Noranda, Inc. 5.500%, 06/15/17........         648,624
                                                               ---------------

                        PHARMACEUTICALS--0.3%
           1,595,000    Bristol Myers Squibb Co.
                         5.750%, 10/01/11.....................       1,706,475
           1,100,000    Merck & Co., Inc. 4.750%, 03/01/15....       1,109,817
                                                               ---------------
                                                                     2,816,292
                                                               ---------------

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-308

METROPOLITAN SERIES FUND, INC.

 BLACKROCK BOND INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

BONDS & NOTES--(CONTINUED)

           FACE                                                   VALUE
          AMOUNT                                                 (NOTE 1)
      -----------------------------------------------------------------------

                         RAILROADS & EQUIPMENT--0.1%
      $       700,000    Union Pacific Corp.
                          7.125%, 02/01/28................... $       858,686
                                                              ---------------

                         REAL ESTATE--0.6%
              225,000    American Real Estate Partners
                          8.125%, 06/01/12...................         231,750
              125,000    American Real Estate Partners (144A)
                          7.125%, 02/15/13...................         122,500
              900,000    Belvoir Land LLC (144A)
                          5.270%, 12/15/47...................         923,175
            1,410,000    EOP Operating, L.P.
                          6.630%, 04/13/15 (d)...............       1,578,045
              670,000    EOP Operating, L.P.
                          7.250%, 06/15/28...................         781,012
            2,505,000    Rouse Co. 5.375%, 11/26/13 (c)......       2,426,829
                                                              ---------------
                                                                    6,063,311
                                                              ---------------

                         RETAIL--0.3%
            1,265,000    Delhaize America, Inc.
                          9.000%, 04/15/31...................       1,579,326
              270,000    Federated Department Stores, Inc.
                          6.790%, 07/15/27...................         305,183
              250,000    Federated Department Stores, Inc.
                          7.000%, 02/15/28...................         290,642
              270,000    The Kroger Co. 7.800%, 08/15/07.....         288,596
              235,000    The May Deptartment Stores Co.
                          7.875%, 03/01/30...................         297,169
              350,000    The May Deptartment Stores Co.
                          6.700%, 07/15/34...................         391,308
                                                              ---------------
                                                                    3,152,224
                                                              ---------------

                         SEMICONDUCTORS--0.0%
              225,000    Magna Chip Semiconductor S.A. (144A)
                          6.660%, 12/15/11 (d)...............         222,750
               30,000    Magna Chip Semiconductor S.A. (144A)
                          6.875%, 12/15/11...................          29,400
                                                              ---------------
                                                                      252,150
                                                              ---------------

                         TELECOMMUNICATIONS--1.4%
              325,000    America Movil S.A. de C.V.
                          6.375%, 03/01/35 (c)...............         317,151
              500,000    AOL Time Warner, Inc.
                          7.625%, 04/15/31...................         624,445
              725,000    AT&T Broadband Corp.
                          8.375%, 03/15/13...................         884,029
            2,045,000    BellSouth Corp. 4.200%, 09/15/09....       2,037,744
            4,150,000    BellSouth Corp. (144A)
                          4.258%, 04/26/21 (d)...............       4,160,163
               80,000    Cincinnati Bell, Inc.
                          7.250%, 07/15/13 (c)...............          84,000
              110,000    Citizens Communications Co.
                          6.250%, 01/15/13 (c)...............         106,425
              565,000    Qwest Corp. (144A)
                          6.671%, 06/15/13 (d)...............         578,419

         FACE                                                   VALUE
        AMOUNT                                                 (NOTE 1)
    -----------------------------------------------------------------------

                    TELECOMMUNICATIONS--(CONTINUED)
    $     1,350,000 SBC Communications, Inc.
                     5.100%, 09/15/14...................... $     1,380,324
            750,000 SBC Communications, Inc.
                     6.450%, 06/15/34 (c)..................         843,239
          3,900,000 SBC Communications, Inc. (144A)
                     4.389%, 06/05/21 (d)..................       3,909,555
                                                            ---------------
                                                                 14,925,494
                                                            ---------------

                    U.S. TREASURY--16.9%
          9,075,000 United States Treasury Bond Strips Zero
                     Coupon, 08/15/25......................       3,780,073
         14,875,000 United States Treasury Bonds
                     8.875%, 02/15/19 (c)..................      22,113,205
         10,525,000 United States Treasury Bonds
                     8.750%, 08/15/20 (c)..................      15,836,841
          7,300,000 United States Treasury Bonds
                     6.250%, 05/15/30 (c)..................       9,508,535
         11,100,000 United States Treasury Bonds
                     5.375%, 02/15/31 (c)..................      13,098,000
          9,142,000 United States Treasury Notes
                     3.125%, 01/31/07 (c)..................       9,069,860
         24,315,000 United States Treasury Notes
                     3.375%, 02/28/07 (c)..................      24,208,622
         40,635,000 United States Treasury Notes
                     3.750%, 03/31/07 (c)..................      40,696,887
         14,065,000 United States Treasury Notes
                     3.625%, 04/30/07 (c)..................      14,057,306
          8,285,000 United States Treasury Notes
                     3.500%, 05/31/07 (c)..................       8,259,756
          4,876,909 United States Treasury Notes
                     2.000%, 07/15/14 (c)..................       5,025,313
         12,118,708 United States Treasury Notes
                     1.625%, 01/15/15......................      12,074,681
                                                            ---------------
                                                                177,729,079
                                                            ---------------

                    YANKEE--3.6%
            780,000 Barclays Bank, Plc.
                     1.000%, 12/15/34 (d)..................         796,575
            205,000 British Telecommunications, Plc.
                     8.875%, 12/15/30 (d)..................         289,389
            460,000 Crown European Holdings, S.A.
                     10.875%, 03/01/13.....................         540,500
            435,000 Deutsche Telekom International Finance
                     8.750%, 06/15/30 (d)..................         588,981
            500,000 EnCana Corp. 6.500%, 08/15/34..........         573,818
          3,575,000 Federal Republic of Germany
                     4.750%, 07/04/34, (EUR)...............       5,159,087
          3,050,000 Federal Republic of Germany
                     4.000%, 01/04/37, (EUR)...............       3,925,466
            500,000 France Telecom S.A.
                     9.250%, 03/01/31 (d)..................         697,103
            235,000 Ispat Inland ULC 9.750%, 04/01/14......         273,775
          2,400,000 Japan Finance Corp. for Municipal
                     Enterprises 4.625%, 04/21/15..........       2,441,674
            480,000 JSC Kazkommertsbank
                     8.500%, 04/16/13......................         510,192

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-309

METROPOLITAN SERIES FUND, INC.

 BLACKROCK BOND INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

BONDS & NOTES--(CONTINUED)
                                               TBA SALE COMMITMENTS--(5.2)%

           FACE                                                VALUE
          AMOUNT                                              (NOTE 1)
      --------------------------------------------------------------------

                      YANKEE--(CONTINUED)
      $       300,000 Kazkommerts International BV (144A)
                       7.875%, 04/07/14................... $       307,500
            1,050,000 Luscar Coal, Ltd. 9.750%, 10/15/11..       1,155,000
              775,000 Rogers Wireless Communications, Inc.
                       6.375%, 03/01/14...................         788,563
              350,000 Rogers Wireless Communications, Inc.
                       7.500%, 03/15/15...................         380,625
            4,725,000 State of Israel 5.500%, 12/04/23....       5,293,663
            2,925,000 Telecom Italia Capital (144A)
                       4.950%, 09/30/14...................       2,896,174
            1,090,000 TuranAlem Finance BV (144A)
                       8.000%, 03/24/14...................       1,100,900
              325,000 TuranAlem Finance BV 8.500%,
                       02/10/15...........................         335,595
            5,200,000 United Mexican States
                       4.625%, 10/08/08...................       5,233,800
            1,075,000 United Mexican States
                       6.625%, 03/03/15 (c)...............       1,183,037
              975,000 United Mexican States
                       8.300%, 08/15/31...................       1,213,875
            2,330,000 Vodafone Airtouch, Plc.
                       7.750%, 02/15/10...................       2,660,359
                                                           ---------------
                                                                38,345,651
                                                           ---------------
                      Total Bonds & Notes
                       (Identified Cost $1,090,544,133)...   1,099,208,267
                                                           ---------------

      OPTIONS PURCHASED--0.0%
          SHARES
      --------------------------------------------------------------------

                      PUT--0.0%
              134,000 U.S. Treasury Notes 10 Year Futures,
                       08/26/05...........................          27,219
                                                           ---------------
                      Total Options Purchased
                       (Identified Cost $63,688)..........          27,219
                                                           ---------------

          FACE                                                VALUE
         AMOUNT                                              (NOTE 1)
      -------------------------------------------------------------------

                    FEDERAL AGENCIES--(5.2)%
      $ (6,000,000) Federal Home Loan Mortgage Corp.
                     4.500%, TBA......................... $   (5,971,872)
        (7,900,000) Federal National Mortgage Association
                     4.500%, TBA.........................     (7,724,715)
        (8,400,000) Federal National Mortgage Association
                     4.500%, TBA.........................     (8,360,621)
       (10,500,000) Federal National Mortgage Association    (10,516,407)
       (15,000,000) Federal National Mortgage Association
                     5.500%, TBA.........................    (15,202,444)
        (6,300,000) Federal National Mortgage Association
                     6.000%, TBA.........................     (6,451,590)
                                                          --------------
                                                             (54,227,649)
                                                          --------------
                    Total TBA Sale Commitments
                     (Identified Cost $(54,184,422)).....    (54,227,649)
                                                          --------------

      SHORT TERM INVESTMENTS--4.9%

                    DISCOUNT NOTES--4.9%
        51,900,000  Federal Home Loan Bank
                     2.650%, 07/01/05....................     51,900,000
                                                          --------------
                    Total Short Term Investments
                     (Identified Cost $51,900,000).......     51,900,000
                                                          --------------
                    Total Investments--104.2%
                     (Identified Cost $1,088,323,399) (a)  1,096,907,837
                    Other assets less liabilities........    (44,622,623)
                                                          --------------
                    TOTAL NET ASSETS--100%............... $1,052,285,214
                                                          ==============

FORWARD CONTRACTS

                                                           LOCAL      AGGREGATE
                                                         CURRENCY       FACE           TOTAL       UNREALIZED
FORWARD CURRENCY CONTRACTS                 DELIVERY DATE  AMOUNT        VALUE          VALUE      APPRECIATION
--------------------------                 ------------- ---------  ------------  --------------- -------------
Euro (sold)...............................   07/26/05    7,142,127  $  9,372,756   $  8,648,392     $ 724,364
Euro (sold)...............................   07/26/05      756,800       959,297        916,408        42,889
                                                                                                    ---------
Net Unrealized Appreciation...............                                                          $ 767,253
                                                                                                    =========

FUTURES CONTRACTS
                                                                                                   UNREALIZED
                                            EXPIRATION   NUMBER OF    CONTRACT    VALUATION AS OF APPRECIATION/
FUTURES CONTRACTS LONG                         DATE      CONTRACTS     AMOUNT        06/30/05     DEPRECIATION
----------------------                     ------------- ---------  ------------  --------------- -------------
Interest Rate Swap 10 Year Futures........   09/19/05       364     $ 40,999,144   $ 41,086,500     $  87,356
U.S. Treasury Bond Futures................   09/21/05       167       19,640,242     19,831,250       191,008

FUTURES CONTRACTS SHORT
-----------------------
Federal Republic of Germany 5 Year Futures   09/08/05      (244)     (33,943,265)   (34,137,310)     (194,045)
U.S. Treasury Notes 10 Year Futures.......   09/21/05      (162)     (18,382,722)   (18,381,937)          785
U.S. Treasury Notes 5 Year Futures........   09/21/05      (598)     (65,059,748)   (65,116,593)      (56,845)
                                                                                                    ---------
Net Unrealized Appreciation...............                                                          $  28,259
                                                                                                    =========

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-310

METROPOLITAN SERIES FUND, INC.

 BLACKROCK BOND INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

OPTIONS WRITTEN
                                                    NUMBER              VALUATION    UNREALIZED
                                        EXPIRATION    OF      CONTRACT    AS OF    APPRECIATION/
OPTIONS WRITTEN-CALLS                      DATE    CONTRACTS   AMOUNT   06/30/05   (DEPRECIATION)
---------------------                   ---------- --------- ---------  ---------  --------------
U.S. Treasury Notes 10 Year Futures 112  08/31/05    (169)   $ (79,834) $(314,234)   $(234,400)
U.S. Treasury Notes 10 Year Futures 113  08/31/05    (125)     (69,963)  (146,484)     (76,521)

OPTIONS WRITTEN-PUTS
--------------------
U.S. Treasury Notes 10 Year Futures 106  08/31/05    (185)   $(156,732) $  (2,890)   $ 153,842
U.S. Treasury Notes 10 Year Futures 105  08/31/05     (41)     (21,026)      (641)      20,385
                                                                                     ---------
Net Unrealized Depreciation............                                              $(136,694)
                                                                                     =========

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-311

METROPOLITAN SERIES FUND, INC.

 BLACKROCK BOND INCOME PORTFOLIO

STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
JUNE 30, 2005 (UNAUDITED)

      ASSETS
        Investments at value..................              $1,096,907,837
        Cash..................................                   1,246,399
        Foreign cash at value
         (Identified cost $89,491)............                      87,532
        Collateral for securities loaned......                 216,377,488
        Receivable for:
         Securities sold......................                 183,392,426
         Fund shares sold.....................                   1,042,893
         Open forward currency
          contracts--net......................                     766,812
         Accrued interest.....................                   8,925,040
         Futures variation margin.............                       4,716
                                                            --------------
          Total Assets........................               1,508,751,143
      LIABILITIES
        Payable for:
         Fund shares redeemed................. $    943,105
         Securities purchased.................  237,914,536
         Options written, at fair value
          (premiums received $327,555)........      464,249
         Interest.............................      105,315
         Return of collateral for securities
          loaned..............................  216,377,488
        Accrued expenses:
         Management fees......................      341,292
         Service and distribution fees........       46,839
         Deferred directors fees..............       68,414
         Other expenses.......................      204,691
                                               ------------
          Total Liabilities...................                 456,465,929
                                                            --------------
      NET ASSETS..............................              $1,052,285,214
                                                            ==============
        Net assets consist of:
         Capital paid in......................              $1,020,004,857
         Undistributed net investment
          income..............................                  19,596,608
         Accumulated net realized gains.......                   3,490,781
         Unrealized appreciation
          (depreciation) on investments,
          options, foreign currency and
          futures contracts...................                   9,192,968
                                                            --------------
      NET ASSETS..............................              $1,052,285,214
                                                            ==============
      Computation of offering price:
      CLASS A
      Net asset value and redemption price per
       share ($792,786,280 divided by
       7,183,433 shares outstanding)..........              $       110.36
                                                            ==============
      CLASS B
      Net asset value and redemption price per
       share ($194,498,530 divided by
       1,780,944 shares outstanding)..........              $       109.21
                                                            ==============
      CLASS E
      Net asset value and redemption price per
       share ($65,000,404 divided by
       592,586 shares outstanding)............              $       109.69
                                                            ==============
      Identified cost of investments..........              $1,088,323,399
                                                            ==============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)

     INVESTMENT INCOME
       Interest................................              $22,271,011(a)
                                                             -----------
     EXPENSES
       Management fees......................... $ 2,036,878
       Service and distribution fees--Class B..     206,221
       Service and distribution fees--Class E..      48,065
       Directors' fees and expenses............      12,294
       Custodian...............................     134,784
       Audit and tax services..................       8,293
       Legal...................................      19,437
       Printing................................     137,106
       Insurance...............................      10,903
       Miscellaneous...........................       8,103
                                                -----------
       Total expenses before reductions........   2,622,084
       Management fee waiver...................      (3,263)   2,618,821
                                                -----------  -----------
     NET INVESTMENT INCOME.....................               19,652,190
                                                             -----------
     REALIZED AND UNREALIZED GAIN (LOSS)
     Realized gain (loss) on:
       Investments--net........................   7,467,752
       Options--net............................      85,285
       Foreign currency transactions--net......    (129,284)
       Futures contracts--net..................    (551,748)   6,872,005
                                                -----------
     Unrealized appreciation (depreciation) on:
       Investments--net........................  (3,995,772)
       Options--net............................    (173,163)
       Foreign currency transactions--net......     749,354
       Futures contracts--net..................     191,426   (3,228,155)
                                                -----------
     Net gain (loss)...........................                3,643,850
                                                             -----------
     NET INCREASE (DECREASE) IN NET ASSETS
      FROM OPERATIONS..........................              $23,296,040
                                                             ===========

(a)INCLUDES INCOME ON SECURITIES LOANED OF $87,232.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-312

METROPOLITAN SERIES FUND, INC.

 BLACKROCK BOND INCOME PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                                        SIX MONTH
                                                                          ENDED        YEAR ENDED
                                                                        JUNE 30,      DECEMBER 31,
                                                                          2005            2004
                                                                     --------------  --------------
FROM OPERATIONS
  Net investment income............................................. $   19,652,190  $   35,668,981
  Net realized gain.................................................      6,872,005      16,880,606
  Unrealized depreciation...........................................     (3,228,155)     (9,471,324)
                                                                     --------------  --------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................     23,296,040      43,078,263
                                                                     --------------  --------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................    (31,613,861)    (34,576,323)
    Class B.........................................................     (6,590,078)     (3,976,521)
    Class E.........................................................     (2,475,382)     (2,362,593)
                                                                     --------------  --------------
                                                                        (40,679,321)    (40,915,437)
                                                                     --------------  --------------
   Net realized gain
    Class A.........................................................     (9,133,664)    (14,435,269)
    Class B.........................................................     (2,022,515)     (1,731,879)
    Class E.........................................................       (744,936)     (1,006,674)
                                                                     --------------  --------------
                                                                        (11,901,115)    (17,173,822)
                                                                     --------------  --------------
  TOTAL DISTRIBUTIONS...............................................    (52,580,436)    (58,089,259)
                                                                     --------------  --------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.     58,627,578      19,770,599
                                                                     --------------  --------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................     29,343,182       4,759,603

NET ASSETS
  Beginning of the period...........................................  1,022,942,032   1,018,182,429
                                                                     --------------  --------------
  End of the period................................................. $1,052,285,214  $1,022,942,032
                                                                     ==============  ==============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $   19,596,608  $   40,623,739
                                                                     ==============  ==============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                  SIX MONTHS ENDED             YEAR ENDED
                                                                    JUNE 30, 2005          DECEMBER 31, 2004
                                                               ----------------------  -------------------------
                                                                SHARES         $         SHARES          $
                                                               --------  ------------  ----------  -------------
CLASS A
  Sales.......................................................  397,486  $ 44,570,463     792,346  $  88,779,665
  Reinvestments...............................................  375,276    40,747,525     448,290     49,011,592
  Redemptions................................................. (752,034)  (84,380,616) (1,701,977)  (191,608,040)
                                                               --------  ------------  ----------  -------------
  Net increase (decrease).....................................   20,728  $    937,372    (461,341) $ (53,816,783)
                                                               ========  ============  ==========  =============
CLASS B
  Sales.......................................................  534,309  $ 59,314,823     610,575  $  68,057,046
  Reinvestments...............................................   80,125     8,612,593      52,700      5,708,400
  Redemptions................................................. (105,938)  (11,769,322)   (186,723)   (20,811,316)
                                                               --------  ------------  ----------  -------------
  Net increase (decrease).....................................  508,496  $ 56,158,094     476,552  $  52,954,130
                                                               ========  ============  ==========  =============
CLASS E
  Sales.......................................................   41,208  $  4,610,049     298,502  $  33,713,876
  Reinvestments...............................................   29,834     3,220,318      30,990      3,369,267
  Redemptions.................................................  (56,284)   (6,298,255)   (147,691)   (16,449,891)
                                                               --------  ------------  ----------  -------------
  Net increase (decrease).....................................   14,758  $  1,532,112     181,801  $  20,633,252
                                                               ========  ============  ==========  =============
  Increase (decrease) derived from capital share transactions.  543,982  $ 58,627,578     197,012  $  19,770,599
                                                               ========  ============  ==========  =============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-313

METROPOLITAN SERIES FUND, INC.

 BLACKROCK BOND INCOME PORTFOLIO

FINANCIAL HIGHLIGHTS (UNAUDITED)

                                                                                     CLASS A
                                                          -------------------------------------------------------------
                                                          SIX MONTHS
                                                            ENDED                  YEAR ENDED DECEMBER 31,
                                                           JUNE 30,    ------------------------------------------------
                                                             2005        2004      2003      2002      2001      2000
                                                          ----------   --------  --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD.....................  $ 113.72    $ 115.62  $ 112.74  $ 109.33  $ 109.66  $ 101.40
                                                           --------    --------  --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income..................................      2.29        4.44      4.55      5.30      5.92      7.82
  Net realized and unrealized gain (loss) on investments.      0.23        0.41      1.93      3.57      3.20      0.44
                                                           --------    --------  --------  --------  --------  --------
  Total from investment operations.......................      2.52        4.85      6.48      8.87      9.12      8.26
                                                           --------    --------  --------  --------  --------  --------
LESS DISTRIBUTIONS
  Distributions from net investment income...............     (4.56)      (4.76)    (3.60)    (5.46)    (9.45)     0.00
  Distributions from net realized capital gains..........     (1.32)      (1.99)     0.00      0.00      0.00      0.00
                                                           --------    --------  --------  --------  --------  --------
  Total distributions....................................     (5.88)      (6.75)    (3.60)    (5.46)    (9.45)     0.00
                                                           --------    --------  --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD...........................  $ 110.36    $ 113.72  $ 115.62  $ 112.74  $ 109.33  $ 109.66
                                                           ========    ========  ========  ========  ========  ========
TOTAL RETURN (%).........................................       2.3(b)      4.4       5.9       8.5       8.8       8.1
Ratio of operating expenses to average net assets (%)....      0.46(c)     0.46      0.47      0.51      0.49      0.47
Ratio of net investment income to average net assets (%).      3.89(c)     3.57      3.69      4.53      5.99      7.37
Portfolio turnover rate (%)..............................      1111(c)      458       428       356       271        81
Net assets, end of period (000)..........................  $792,786    $814,560  $881,513  $939,369  $349,417  $283,140

                                                                   CLASS B                                             CLASS E
                                           ----------------------------------------------------    -----------------------------
                                           SIX MONTHS           YEAR ENDED          MAY 1, 2001(A) SIX MONTHS     YEAR ENDED
                                             ENDED             DECEMBER 31,            THROUGH       ENDED       DECEMBER 31,
                                            JUNE 30,    --------------------------   DECEMBER 31,   JUNE 30,   ----------------
                                              2005        2004      2003     2002        2001         2005       2004     2003
                                           ----------   --------  -------  -------  -------------- ----------  -------  -------
NET ASSET VALUE, BEGINNING OF
 PERIOD...................................  $ 112.47    $ 114.51  $111.84  $108.70     $103.37      $112.97    $114.98  $112.26
                                            --------    --------  -------  -------     -------      -------    -------  -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...................      1.96        3.78     3.57     5.41        0.84         2.25       3.52     3.19
  Net realized and unrealized gain (loss)
   on investments.........................      0.39        0.73     2.58     3.11        4.49         0.16       1.12     3.09
                                            --------    --------  -------  -------     -------      -------    -------  -------
  Total from investment operations........      2.35        4.51     6.15     8.52        5.33         2.41       4.64     6.28
                                            --------    --------  -------  -------     -------      -------    -------  -------
LESS DISTRIBUTIONS
  Distributions from net investment
   income.................................     (4.29)      (4.56)   (3.48)   (5.38)       0.00        (4.37)     (4.66)   (3.56)
  Distributions from net realized capital
   gains..................................     (1.32)      (1.99)    0.00     0.00        0.00        (1.32)     (1.99)    0.00
                                            --------    --------  -------  -------     -------      -------    -------  -------
  Total distributions.....................     (5.61)      (6.55)   (3.48)   (5.38)       0.00        (5.69)     (6.65)   (3.56)
                                            --------    --------  -------  -------     -------      -------    -------  -------
NET ASSET VALUE, END OF PERIOD............  $ 109.21    $ 112.47  $114.51  $111.84     $108.70      $109.69    $112.97  $114.98
                                            ========    ========  =======  =======     =======      =======    =======  =======
TOTAL RETURN (%)..........................       2.2(b)      4.2      5.6      8.2         5.2(b)       2.2(b)     4.3      5.7
Ratio of operating expenses to average net
 assets (%)...............................      0.71(c)     0.71     0.72     0.76        0.74(c)      0.61(c)    0.61     0.62
Ratio of net investment income to average
 net assets (%)...........................      3.67(c)     3.35     3.40     4.28        5.07(c)      3.74(c)    3.44     3.48
Portfolio turnover rate (%)...............      1111(c)      458      428      356         271         1111(c)     458      428
Net assets, end of period (000)...........  $194,499    $143,107  $91,135  $47,690     $ 7,931      $65,000    $65,275  $45,534

                                           ---------------
                                           APRIL 23, 2002(A)
                                                THROUGH
                                             DECEMBER 31,
                                                 2002
                                           -----------------
NET ASSET VALUE, BEGINNING OF
 PERIOD...................................      $105.14
                                                -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...................         1.70
  Net realized and unrealized gain (loss)
   on investments.........................         5.42
                                                -------
  Total from investment operations........         7.12
                                                -------
LESS DISTRIBUTIONS
  Distributions from net investment
   income.................................         0.00
  Distributions from net realized capital
   gains..................................         0.00
                                                -------
  Total distributions.....................         0.00
                                                -------
NET ASSET VALUE, END OF PERIOD............      $112.26
                                                =======
TOTAL RETURN (%)..........................          6.8(b)
Ratio of operating expenses to average net
 assets (%)...............................         0.66(c)
Ratio of net investment income to average
 net assets (%)...........................         4.25(c)
Portfolio turnover rate (%)...............          356
Net assets, end of period (000)...........      $18,318

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIODS LESS THAN ONE YEAR ARE NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-314

METROPOLITAN SERIES FUND, INC.

 LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

BONDS & NOTES--98.6% OF TOTAL NET ASSETS

     FACE                                                          VALUE
    AMOUNT                                                        (NOTE 1)
 -----------------------------------------------------------------------------

              AEROSPACE & DEFENSE--0.3%
 $    700,000 Lockheed Martin Corp.
               8.200%, 12/01/09 (c)........................... $       801,984
      900,000 Lockheed Martin Corp. 7.375%, 04/15/13..........       1,066,085
      233,000 Raytheon Co. 6.750%, 08/15/07...................         244,864
      460,000 The Boeing Co. 7.250%, 06/15/25.................         585,218
      200,000 United Technologies Corp.
               7.500%, 09/15/29 (c)...........................         265,736
                                                               ---------------
                                                                     2,963,887
                                                               ---------------

              AGRICULTURAL MACHINERY--0.1%
      300,000 Deere & Co. 7.850%, 05/15/10 (c)................         345,742
      850,000 Deere & Co. 6.950%, 04/25/14 (c)................         999,877
                                                               ---------------
                                                                     1,345,619
                                                               ---------------

              AIRLINES--0.1%
      750,000 Southwest Airlines Co. 6.500%, 03/01/12.........         817,776
                                                               ---------------

              ALUMINUM--0.2%
      300,000 Alcoa, Inc. 6.500%, 06/01/11 (c)................         331,085
      400,000 Alcoa, Inc. 6.000%, 01/15/12....................         433,337
    1,000,000 Alcoa, Inc. 5.375%, 01/15/13 (c)................       1,049,307
                                                               ---------------
                                                                     1,813,729
                                                               ---------------

              ASSET BACKED--1.9%
    1,500,000 BMW Vehicle Owner Trust
               3.320%, 02/25/09...............................       1,482,407
    2,700,000 BMW Vehicle Owner Trust
               4.280%, 02/25/10...............................       2,715,606
      190,000 California Infrastructure-Pacific Gas & Electric
               Co. 6.480%, 12/26/09...........................         198,765
    3,000,000 Capital One Master Trust
               4.900%, 03/15/10...............................       3,051,282
      226,682 CenterPoint Energy Transition Bond Co., LLC
               3.840%, 09/15/07...............................         226,751
      500,000 CenterPoint Energy Transition Bond Co., LLC
               5.160%, 09/15/11...............................         514,823
      500,000 Centex Home Equity Loan Trust
               3.750%, 12/25/31...............................         494,350
      225,868 Chase Funding Mortgage Loan
               6.550%, 03/25/13...............................         229,550
    2,000,000 Chase Funding Mortgage Loan
               4.585%, 05/25/15...............................       2,009,204
      500,000 Chase Funding Mortgage Loan
               3.303%, 11/25/29...............................         490,705
      240,925 Chase Manhattan Auto Owner Trust
               1.520%, 05/15/07 (d)...........................         239,527
      125,000 Chemical Credit Card Master Trust I
               5.980%, 09/15/08...............................         126,383
      190,000 Citibank Credit Card Issuance Trust
               7.450%, 09/15/07...............................         191,445
      600,000 Citibank Credit Card Master Trust I
               6.100%, 05/15/08...............................         611,072
      435,000 Detroit Edison Co. 6.190%, 03/01/13.............         470,626

         FACE                                                   VALUE
        AMOUNT                                                 (NOTE 1)
     ----------------------------------------------------------------------

                  ASSET BACKED--(CONTINUED)
     $  2,475,000 Kreditanstalt Fuer Wiederaufbank
                   3.375%, 01/23/08........................ $     2,448,460
        2,300,000 MBNA Credit Card Master Trust
                   4.200%, 09/15/10........................       2,310,879
        1,000,000 Pemex Project Funding Master Trust (144A)
                   9.250%, 03/30/18........................       1,285,000
          200,000 Standard Credit Card Master Trust I
                   7.250%, 04/07/08........................         205,003
          401,313 WFS Financial Owner Trust
                   5.180%, 03/20/09........................         402,618
                                                            ---------------
                                                                 19,704,456
                                                            ---------------

                  AUTOMOBILES--0.4%
        2,600,000 DaimlerChrylser North America Holdings
                   Corp. 7.750%, 01/18/11..................       2,934,878
          600,000 DaimlerChrysler North America Holdings
                   Corp. 6.400%, 05/15/06..................         611,716
          350,000 DaimlerChrysler North America Holdings
                   Corp. 8.000%, 06/15/10 (c)..............         394,393
          580,000 Ford Motor Co. 7.450%, 07/16/31..........         482,490
                                                            ---------------
                                                                  4,423,477
                                                            ---------------

                  BANKS--1.0%
          230,000 ABN-AMRO Bank NV (New York Branch)
                   7.750%, 05/15/23........................         303,624
          500,000 ABN-AMRO Bank NV (New York Branch)
                   7.125%, 10/15/93........................         632,831
          150,000 Bank of America Corp. 7.800%, 02/15/10...         172,108
        1,000,000 Bank of America Corp. 4.750%, 08/15/13
                   (c).....................................       1,015,208
        1,000,000 Bank of America Corp. 5.125%, 11/15/14...       1,035,434
          500,000 Bank One Corp. 5.500%, 03/26/07..........         512,315
        1,500,000 Bank One Corp. 7.600%, 05/01/07..........       1,592,687
          800,000 Bank One Texas 6.250%, 02/15/08..........         838,900
          500,000 Fleet National Bank 5.750%, 01/15/09.....         524,856
          500,000 SunTrust Bank (Atlanta) 7.250%, 09/15/06.         519,417
          300,000 Wells Fargo & Co. 5.900%, 05/21/06.......         304,836
          500,000 Wells Fargo & Co. 5.125%, 09/01/12 (c)...         520,067
        2,000,000 Wells Fargo & Co. 5.000%, 11/15/14 (c)...       2,059,186
                                                            ---------------
                                                                 10,031,469
                                                            ---------------

                  BUILDING & CONSTRUCTION--0.1%
          250,000 Caterpillar, Inc. 7.250%, 09/15/09.......         278,459
          500,000 Centex Corp. 7.500%, 01/15/12 (c)........         568,277
                                                            ---------------
                                                                    846,736
                                                            ---------------

                  CHEMICALS--0.3%
        2,000,000 Chevron Phillips Chemical Co., LLC
                   5.375%, 06/15/07........................       2,033,731
          300,000 E. I. du Pont de Nemours
                   6.875%, 10/15/09 (c)....................         332,136
          500,000 Praxair, Inc. 6.625%, 10/15/07...........         527,077
           60,000 Rohm & Haas Co. 7.400%, 07/15/09.........          66,713
                                                            ---------------
                                                                  2,959,657
                                                            ---------------

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-315

METROPOLITAN SERIES FUND, INC.

 LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

BONDS & NOTES--(CONTINUED)

       FACE                                                      VALUE
      AMOUNT                                                    (NOTE 1)
   -------------------------------------------------------------------------

                COLLATERALIZED MORTGAGE OBLIGATIONS--3.6%
   $    800,000 Bear Stearns Commercial Mortgage Securities,
                 Inc. 7.080%, 07/15/31...................... $       875,658
        200,000 Bear Stearns Commercial Mortgage Securities,
                 Inc. 7.780%, 02/15/32......................         226,454
      1,000,000 Bear Stearns Commercial Mortgage Securities,
                 Inc. 7.891%, 02/15/32 (d)..................       1,145,494
        500,000 Bear Stearns Commercial Mortgage Securities,
                 Inc. 5.610%, 11/15/33......................         532,659
        500,000 Bear Stearns Commercial Mortgage Securities,
                 Inc. 6.480%, 02/15/35......................         550,797
        250,000 Chase Commercial Mortgage Securities Corp.
                 6.390%, 11/18/30...........................         265,187
      1,000,000 Citigroup Commercial Mortage Trust
                 5.291%, 04/15/40...........................       1,063,462
      1,000,000 Credit Suisse First Boston Mortgage
                 5.416%, 05/15/36 (d).......................       1,060,525
      2,000,000 Credit Suisse First Boston Mortgage
                 3.382%, 05/15/38...........................       1,918,398
        500,000 First Union Commercial Mortgage Trust
                 6.070%, 10/15/35...........................         525,563
        448,012 First Union Lehman Brothers Commercial
                 Mortgage Trust 6.560%, 11/18/35............         470,858
      2,210,000 Greenwich Capital Commercial Funding Corp.
                 4.022%, 01/05/36...........................       2,192,239
      1,000,000 Greenwich Capital Commercial Funding Corp.
                 5.317%, 06/10/36 (d).......................       1,054,950
      2,000,000 Greenwich Capital Commercial Funding Corp.
                 4.305%, 08/10/42...........................       1,998,271
      1,000,000 JPMorgan Chase Commercial Mortgage
                 Securities Corp. 6.044%, 11/15/35..........       1,048,129
      1,333,394 JPMorgan Chase Commercial Mortgage
                 Securities Corp. 4.275%, 01/12/37..........       1,331,727
      4,622,335 JPMorgan Chase Commercial Mortgage
                 Securities Corp. 3.972%, 03/12/39..........       4,568,733
      1,650,000 LB-UBS Commercial Mortgage Trust
                 4.254%, 07/15/27...........................       1,640,192
      2,000,000 LB-UBS Commercial Mortgage Trust
                 6.653%, 11/15/27...........................       2,224,701
        500,000 LB-UBS Commercial Mortgage Trust
                 6.462%, 03/15/31...........................         557,335
        250,000 Lehman Brothers Commercial Conduit
                 Mortgage Trust 6.210%, 10/15/35............         263,949
        786,242 Morgan Stanley Capital I, Inc.
                 6.550%, 03/15/30...........................         824,405
        998,963 Morgan Stanley Capital I, Inc.
                 6.540%, 07/15/30...........................       1,051,582
        700,000 Morgan Stanley Dean Witter Capital I Trust
                 7.200%, 10/15/33...........................         782,187
        500,000 Morgan Stanley Dean Witter Capital I Trust
                 4.800%, 09/15/37...........................         508,867
      1,000,000 Salomon Brothers Commercial Mortgage Trust
                 6.428%, 12/18/35...........................       1,096,383
        500,000 Salomon Brothers Commercial Mortgage Trust
                 5.045%, 03/18/36...........................         512,868
        400,000 Structured Asset Securities Corp.
                 6.950%, 10/12/34...........................         418,416

         FACE                                                   VALUE
        AMOUNT                                                 (NOTE 1)
     ----------------------------------------------------------------------

                  COLLATERALIZED MORTGAGE OBLIGATIONS--(CONTINUED)
     $  1,000,000 Trizechahn Office Properties Trust (144A)
                   6.211%, 03/15/13........................ $     1,053,371
        1,445,000 Wachovia Bank Commercial Mortgage Trust
                   6.287%, 04/15/34........................       1,595,115
        3,000,000 Wachovia Bank Commercial Mortgage Trust
                   5.083%, 03/15/42 (d)....................       3,114,735
                                                            ---------------
                                                                 36,473,210
                                                            ---------------

                  COMPUTERS & BUSINESS EQUIPMENT--0.3%
        1,000,000 International Business Machines Corp.
                   4.750%, 11/29/12........................       1,019,140
        1,000,000 International Business Machines Corp.
                   7.500%, 06/15/13........................       1,186,706
          425,000 International Business Machines Corp.
                   8.375%, 11/01/19........................         565,608
                                                            ---------------
                                                                  2,771,454
                                                            ---------------

                  CONGLOMERATES--0.1%
          930,000 General Electric Co. 5.000%, 02/01/13....         960,561
          300,000 Honeywell International, Inc.
                   7.500%, 03/01/10........................         341,912
                                                            ---------------
                                                                  1,302,473
                                                            ---------------

                  COSMETICS & PERSONAL CARE--0.3%
          850,000 Procter & Gamble Co. 6.875%, 09/15/09....         941,505
        2,000,000 Procter & Gamble Co. 4.950%, 08/15/14....       2,075,205
          200,000 Procter & Gamble Co. 6.450%, 01/15/26....         237,075
                                                            ---------------
                                                                  3,253,785
                                                            ---------------

                  DIVERSIFIED FINANCIAL SERVICES--0.1%
        1,375,000 RBS Capital Trust II 6.425%, 12/29/49 (d)       1,525,911
                                                            ---------------

                  DRUGS & HEATH CARE--0.6%
          300,000 Abbott Laboratories 5.625%, 07/01/06.....         305,135
          400,000 Anthem, Inc. 6.800%, 08/01/12............         454,127
        1,950,000 Baxter International, Inc.
                   5.250%, 05/01/07........................       1,988,025
          250,000 Johnson & Johnson 6.950%, 09/01/29 (c)...         326,110
          300,000 Merck & Co., Inc. 5.950%, 12/01/28.......         333,030
        3,000,000 Wyeth 5.500%, 02/01/14...................       3,162,705
                                                            ---------------
                                                                  6,569,132
                                                            ---------------

                  ELECTRICAL UTILITIES--1.4%
          150,000 Consolidated Edison Co. of New York, Inc.
                   6.450%, 12/01/07........................         157,660
        1,000,000 Consolidated Edison Co. of New York, Inc.
                   7.500%, 09/01/10........................       1,152,236
        1,445,000 Dominion Resources, Inc.
                   7.625%, 07/15/05........................       1,446,299
        3,925,000 Duke Capital 7.500%, 10/01/09 (c)........       4,356,710
          500,000 Duke Energy Co. 6.250%, 01/15/12.........         544,844
          300,000 Exelon Generation Co., LLC
                   6.950%, 06/15/11........................         337,294

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-316

METROPOLITAN SERIES FUND, INC.

 LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

BONDS & NOTES--(CONTINUED)

          FACE                                                VALUE
         AMOUNT                                              (NOTE 1)
      -------------------------------------------------------------------

                   ELECTRICAL UTILITIES--(CONTINUED)
      $    226,829 Niagara Mohawk Power Corp.
                    7.625%, 10/01/05..................... $       228,902
           950,000 Oncor Electric Delivery Co.
                    7.000%, 05/01/32.....................       1,146,130
         2,600,000 Progress Energy, Inc. 7.100%, 03/01/11       2,896,312
           500,000 PSE&G Power, LLC 7.750%, 04/15/11.....         578,005
         1,000,000 PSE&G Power, LLC 8.625%, 04/15/31.....       1,389,802
           400,000 Virginia Electric & Power Co.
                    5.375%, 02/01/07.....................         407,310
                                                          ---------------
                                                               14,641,504
                                                          ---------------

                   ENVIRONMENTAL CONTROL--0.1%
         1,265,000 USA Waste Services, Inc.
                    7.000%, 07/15/28.....................       1,464,387
                                                          ---------------

                   FEDERAL AGENCIES--44.9%
        13,500,000 Federal Home Loan Bank
                    3.375%, 02/23/07 (c).................      13,411,012
         1,500,000 Federal Home Loan Bank
                    4.250%, 11/13/09.....................       1,514,252
         3,000,000 Federal Home Loan Bank
                    4.375%, 03/17/10 (c).................       3,048,076
         6,500,000 Federal Home Loan Mortgage Corp.
                    3.500%, 09/15/07.....................       6,458,492
         8,630,000 Federal Home Loan Mortgage Corp.
                    4.250%, 07/15/09.....................       8,726,558
         2,000,000 Federal Home Loan Mortgage Corp.
                    4.000%, 12/15/09 (c).................       2,003,030
         2,875,000 Federal Home Loan Mortgage Corp.
                    7.000%, 03/15/10.....................       3,241,097
            66,215 Federal Home Loan Mortgage Corp.
                    7.000%, 06/01/11.....................          69,351
         3,000,000 Federal Home Loan Mortgage Corp.
                    4.500%, 01/15/15 (c).................       3,053,912
            79,543 Federal Home Loan Mortgage Corp.
                    7.000%, 12/01/15.....................          83,310
           152,251 Federal Home Loan Mortgage Corp.
                    7.500%, 03/01/16.....................         161,150
           146,854 Federal Home Loan Mortgage Corp.
                    6.000%, 04/01/16.....................         151,821
         1,780,470 Federal Home Loan Mortgage Corp.
                    6.000%, 05/01/17.....................       1,840,785
         1,786,137 Federal Home Loan Mortgage Corp.
                    5.500%, 11/01/17.....................       1,833,633
        10,613,661 Federal Home Loan Mortgage Corp.
                    5.000%, 05/01/18.....................      10,743,123
         3,884,118 Federal Home Loan Mortgage Corp.
                    4.500%, 09/01/18.....................       3,871,264
         5,823,137 Federal Home Loan Mortgage Corp.
                    4.500%, 10/01/18.....................       5,801,504
         2,785,165 Federal Home Loan Mortgage Corp.
                    5.000%, 12/01/18.....................       2,819,137
         8,375,438 Federal Home Loan Mortgage Corp.
                    4.500%, 04/01/19.....................       8,343,248
         2,602,142 Federal Home Loan Mortgage Corp.
                    4.000%, 06/01/19.....................       2,545,530

             FACE                                          VALUE
            AMOUNT                                        (NOTE 1)
         -------------------------------------------------------------

                      FEDERAL AGENCIES--(CONTINUED)
         $  4,663,044 Federal Home Loan Mortgage Corp.
                       4.500%, 06/01/19............... $     4,645,058
            4,387,560 Federal Home Loan Mortgage Corp.
                       5.000%, 06/01/19...............       4,438,544
            1,283,667 Federal Home Loan Mortgage Corp.
                       4.500%, 08/01/19...............       1,279,067
              122,450 Federal Home Loan Mortgage Corp.
                       7.500%, 08/01/24...............         131,126
               37,000 Federal Home Loan Mortgage Corp.
                       7.500%, 11/01/24...............          39,622
               29,543 Federal Home Loan Mortgage Corp.
                       8.000%, 02/01/27...............          31,940
               99,445 Federal Home Loan Mortgage Corp.
                       7.500%, 10/01/27...............         106,354
               16,541 Federal Home Loan Mortgage Corp.
                       7.000%, 12/01/27...............          17,451
               55,375 Federal Home Loan Mortgage Corp.
                       8.000%, 10/01/28...............          59,867
              146,427 Federal Home Loan Mortgage Corp.
                       6.000%, 11/01/28...............         150,494
               45,474 Federal Home Loan Mortgage Corp.
                       7.000%, 11/01/28...............          47,947
              102,278 Federal Home Loan Mortgage Corp.
                       6.000%, 12/01/28...............         105,119
              252,999 Federal Home Loan Mortgage Corp.
                       6.000%, 02/01/29...............         259,870
               88,280 Federal Home Loan Mortgage Corp.
                       6.000%, 04/01/29...............          90,677
               37,232 Federal Home Loan Mortgage Corp.
                       7.000%, 04/01/29...............          39,276
            1,958,517 Federal Home Loan Mortgage Corp.
                       5.500%, 05/01/29...............       1,991,846
               39,456 Federal Home Loan Mortgage Corp.
                       6.000%, 05/01/29...............          40,528
               18,176 Federal Home Loan Mortgage Corp.
                       7.000%, 05/01/29...............          19,173
               44,663 Federal Home Loan Mortgage Corp.
                       7.000%, 06/01/29...............          47,115
              169,825 Federal Home Loan Mortgage Corp.
                       7.000%, 07/01/29...............         179,147
               39,434 Federal Home Loan Mortgage Corp.
                       6.500%, 10/01/29...............          40,996
              145,401 Federal Home Loan Mortgage Corp.
                       7.500%, 10/01/29...............         155,147
               69,264 Federal Home Loan Mortgage Corp.
                       6.500%, 02/01/30...............          72,009
               86,769 Federal Home Loan Mortgage Corp.
                       7.500%, 05/01/30...............          92,577
              484,398 Federal Home Loan Mortgage Corp.
                       7.000%, 01/01/31...............         510,577
              965,000 Federal Home Loan Mortgage Corp.
                       6.750%, 03/15/31...............       1,276,088
               51,239 Federal Home Loan Mortgage Corp.
                       6.000%, 06/01/31...............          52,599
               16,928 Federal Home Loan Mortgage Corp.
                       6.000%, 07/01/31...............          17,378

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-317

METROPOLITAN SERIES FUND, INC.

 LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

BONDS & NOTES--(CONTINUED)

           FACE                                               VALUE
          AMOUNT                                             (NOTE 1)
       ------------------------------------------------------------------

                    FEDERAL AGENCIES--(CONTINUED)
       $    435,698 Federal Home Loan Mortgage Corp.
                     6.000%, 08/01/31.................... $       447,262
            163,312 Federal Home Loan Mortgage Corp.
                     6.500%, 08/01/31....................         169,564
            828,277 Federal Home Loan Mortgage Corp.
                     6.000%, 09/01/31....................         850,260
             66,098 Federal Home Loan Mortgage Corp.
                     6.500%, 10/01/31....................          68,629
            352,596 Federal Home Loan Mortgage Corp.
                     6.500%, 11/01/31....................         366,094
            135,846 Federal Home Loan Mortgage Corp.
                     7.000%, 12/01/31....................         143,188
          3,920,420 Federal Home Loan Mortgage Corp.
                     6.500%, 03/01/32....................       4,068,527
          2,040,719 Federal Home Loan Mortgage Corp.
                     6.000%, 04/01/32....................       2,093,014
          3,379,677 Federal Home Loan Mortgage Corp.
                     6.500%, 04/01/32....................       3,507,355
          1,000,000 Federal Home Loan Mortgage Corp.
                     6.250%, 07/15/32....................       1,254,970
            554,065 Federal Home Loan Mortgage Corp.
                     6.000%, 11/01/32....................         568,263
          5,074,728 Federal Home Loan Mortgage Corp.
                     5.000%, 10/01/33....................       5,082,819
          3,100,651 Federal Home Loan Mortgage Corp.
                     5.000%, 03/01/34....................       3,104,579
          5,484,979 Federal Home Loan Mortgage Corp.
                     5.500%, 06/01/34....................       5,563,674
          2,498,107 Federal Home Loan Mortgage Corp.
                     6.000%, 06/01/34....................       2,561,561
          5,000,000 Federal National Mortgage Association
                     2.500%, 06/15/06....................       4,939,148
          5,500,000 Federal National Mortgage Association
                     4.750%, 01/02/07....................       5,565,746
         21,165,000 Federal National Mortgage Association
                     2.375%, 02/15/07....................      20,690,265
          3,025,000 Federal National Mortgage Association
                     3.250%, 08/15/08....................       2,968,257
          6,000,000 Federal National Mortgage Association
                     3.250%, 02/15/09....................       5,861,761
          3,400,000 Federal National Mortgage Association
                     6.625%, 11/15/10....................       3,815,695
            950,000 Federal National Mortgage Association
                     5.500%, 03/15/11....................       1,017,504
             72,021 Federal National Mortgage Association
                     7.000%, 04/01/12....................          75,422
             35,398 Federal National Mortgage Association
                     6.500%, 01/01/13....................          36,894
              3,327 Federal National Mortgage Association
                     6.500%, 04/01/13....................           3,467
            153,656 Federal National Mortgage Association
                     6.500%, 06/01/13....................         160,148
              3,797 Federal National Mortgage Association
                     6.500%, 07/01/13....................           3,957
          1,965,838 Federal National Mortgage Association
                     6.000%, 09/01/13....................       2,032,532

           FACE                                               VALUE
          AMOUNT                                             (NOTE 1)
       ------------------------------------------------------------------

                    FEDERAL AGENCIES--(CONTINUED)
       $  1,100,501 Federal National Mortgage Association
                     6.000%, 10/01/13.................... $     1,137,837
             71,316 Federal National Mortgage Association
                     7.000%, 02/01/14....................          74,684
            238,360 Federal National Mortgage Association
                     6.000%, 03/01/14....................         246,447
          7,350,000 Federal National Mortgage Association
                     4.125%, 04/15/14....................       7,296,930
             37,025 Federal National Mortgage Association
                     6.000%, 06/01/14....................          38,281
             72,604 Federal National Mortgage Association
                     6.500%, 06/01/14....................          75,666
            147,295 Federal National Mortgage Association
                     6.000%, 07/01/14....................         152,293
             58,264 Federal National Mortgage Association
                     6.000%, 09/01/14....................          60,241
          1,000,000 Federal National Mortgage Association
                     5.000%, 04/15/15....................       1,056,534
             60,066 Federal National Mortgage Association
                     7.500%, 08/01/15....................          63,592
          5,895,939 Federal National Mortgage Association
                     6.500%, 04/01/17....................       6,144,495
          1,975,281 Federal National Mortgage Association
                     6.000%, 09/01/17....................       2,042,449
          2,303,569 Federal National Mortgage Association
                     5.500%, 11/01/17....................       2,364,741
            897,594 Federal National Mortgage Association
                     5.500%, 02/01/18....................         921,423
          4,808,507 Federal National Mortgage Association
                     5.500%, 04/01/18....................       4,936,161
          1,876,327 Federal National Mortgage Association
                     5.000%, 06/01/18....................       1,899,152
          6,710,389 Federal National Mortgage Association
                     4.500%, 07/01/18....................       6,686,491
          2,248,303 Federal National Mortgage Association
                     5.000%, 01/01/19....................       2,275,253
          2,659,189 Federal National Mortgage Association
                     4.000%, 04/01/19....................       2,606,001
          1,758,951 Federal National Mortgage Association
                     4.500%, 05/01/19....................       1,752,321
          3,310,631 Federal National Mortgage Association
                     4.000%, 01/01/20....................       3,244,187
          3,886,590 Federal National Mortgage Association
                     5.000%, 02/01/20....................       3,931,981
            186,375 Federal National Mortgage Association
                     7.000%, 10/01/21....................         196,984
          2,120,274 Federal National Mortgage Association
                     5.500%, 07/01/23....................       2,164,407
          1,109,380 Federal National Mortgage Association
                     5.500%, 01/01/24....................       1,130,128
          3,461,699 Federal National Mortgage Association
                     5.000%, 02/01/24....................       3,476,028
          3,537,421 Federal National Mortgage Association
                     5.500%, 07/01/24....................       3,609,937
          3,000,000 Federal National Mortgage Association
                     5.500%, 07/01/25 (d)................       3,061,602

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-318

METROPOLITAN SERIES FUND, INC.

 LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

BONDS & NOTES--(CONTINUED)

           FACE                                               VALUE
          AMOUNT                                             (NOTE 1)
       ------------------------------------------------------------------

                    FEDERAL AGENCIES--(CONTINUED)
       $     41,886 Federal National Mortgage Association
                     7.500%, 09/01/25.................... $        44,820
              3,344 Federal National Mortgage Association
                     7.000%, 06/01/26....................           3,534
             46,271 Federal National Mortgage Association
                     7.500%, 06/01/26....................          49,494
              2,583 Federal National Mortgage Association
                     8.000%, 10/01/26....................           2,792
              4,484 Federal National Mortgage Association
                     7.500%, 09/01/27....................           4,794
              2,262 Federal National Mortgage Association
                     7.500%, 11/01/27....................           2,419
             28,135 Federal National Mortgage Association
                     7.500%, 03/01/28....................          30,036
            764,267 Federal National Mortgage Association
                     6.500%, 05/01/28....................         794,500
            112,118 Federal National Mortgage Association
                     7.000%, 06/01/28....................         118,191
            106,470 Federal National Mortgage Association
                     6.000%, 08/01/28....................         109,441
              1,312 Federal National Mortgage Association
                     7.500%, 08/01/28....................           1,400
             20,773 Federal National Mortgage Association
                     6.000%, 11/01/28....................          21,352
             18,653 Federal National Mortgage Association
                     6.000%, 12/01/28....................          19,173
          1,600,904 Federal National Mortgage Association
                     6.500%, 12/01/28....................       1,664,233
             56,433 Federal National Mortgage Association
                     6.500%, 03/01/29....................          58,664
            345,507 Federal National Mortgage Association
                     6.500%, 04/01/29....................         359,169
             39,224 Federal National Mortgage Association
                     6.500%, 05/01/29....................          40,775
            115,224 Federal National Mortgage Association
                     7.500%, 07/01/29....................         123,183
             11,228 Federal National Mortgage Association
                     6.500%, 08/01/29....................          11,672
            176,428 Federal National Mortgage Association
                     7.000%, 09/01/29....................         186,060
            121,583 Federal National Mortgage Association
                     7.000%, 10/01/29....................         128,221
             50,048 Federal National Mortgage Association
                     7.500%, 10/01/29....................          53,395
              1,800 Federal National Mortgage Association
                     8.000%, 11/01/29....................           1,942
              7,655 Federal National Mortgage Association
                     7.000%, 12/01/29....................           8,073
            438,196 Federal National Mortgage Association
                     6.500%, 05/01/30....................         455,523
             46,292 Federal National Mortgage Association
                     8.000%, 05/01/30....................          49,907
          2,675,000 Federal National Mortgage Association
                     7.250%, 05/15/30....................       3,719,337
             18,418 Federal National Mortgage Association
                     7.500%, 07/01/30....................          19,645

           FACE                                               VALUE
          AMOUNT                                             (NOTE 1)
       ------------------------------------------------------------------

                    FEDERAL AGENCIES--(CONTINUED)
       $     44,347 Federal National Mortgage Association
                     8.000%, 11/01/30.................... $        47,809
          2,450,000 Federal National Mortgage Association
                     6.625%, 11/15/30 (c)................       3,178,938
             34,773 Federal National Mortgage Association
                     8.000%, 01/01/31....................          37,488
             66,286 Federal National Mortgage Association
                     8.000%, 02/01/31....................          71,462
            311,722 Federal National Mortgage Association
                     6.000%, 06/01/31....................         320,024
            235,339 Federal National Mortgage Association
                     6.500%, 09/01/31....................         244,327
          1,367,104 Federal National Mortgage Association
                     7.000%, 01/01/32....................       1,440,459
             59,624 Federal National Mortgage Association
                     6.500%, 02/01/32....................          62,344
            203,234 Federal National Mortgage Association
                     7.000%, 04/01/32....................         214,162
            614,676 Federal National Mortgage Association
                     6.500%, 06/01/32....................         637,790
            848,919 Federal National Mortgage Association
                     7.000%, 06/01/32....................         894,564
          1,858,983 Federal National Mortgage Association
                     6.000%, 09/01/32....................       1,906,772
          1,372,487 Federal National Mortgage Association
                     5.500%, 10/01/32....................       1,392,045
            776,488 Federal National Mortgage Association
                     6.000%, 01/01/33....................         796,449
          3,194,357 Federal National Mortgage Association
                     5.500%, 02/01/33....................       3,239,823
          1,434,465 Federal National Mortgage Association
                     6.000%, 02/01/33....................       1,470,780
          6,326,057 Federal National Mortgage Association
                     5.500%, 03/01/33....................       6,416,097
          2,966,433 Federal National Mortgage Association
                     6.000%, 03/01/33....................       3,041,530
          2,442,841 Federal National Mortgage Association
                     6.000%, 04/01/33....................       2,504,684
         11,042,614 Federal National Mortgage Association
                     5.500%, 05/01/33....................      11,199,785
          4,028,716 Federal National Mortgage Association
                     6.000%, 05/01/33....................       4,130,707
          2,760,315 Federal National Mortgage Association
                     5.000%, 07/01/33....................       2,761,149
          1,844,168 Federal National Mortgage Association
                     4.500%, 08/01/33....................       1,806,341
          4,226,208 Federal National Mortgage Association
                     5.000%, 08/01/33....................       4,227,485
          7,668,816 Federal National Mortgage Association
                     5.500%, 08/01/33....................       7,777,967
          3,470,096 Federal National Mortgage Association
                     5.000%, 09/01/33....................       3,474,966
          1,196,423 Federal National Mortgage Association
                     6.500%, 09/01/33....................       1,238,424
          3,523,275 Federal National Mortgage Association
                     4.500%, 10/01/33....................       3,451,749

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-319

METROPOLITAN SERIES FUND, INC.

 LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

BONDS & NOTES--(CONTINUED)

           FACE                                               VALUE
          AMOUNT                                             (NOTE 1)
       ------------------------------------------------------------------

                    FEDERAL AGENCIES--(CONTINUED)
       $ 12,224,536 Federal National Mortgage Association
                     5.000%, 10/01/33.................... $    12,241,266
          1,356,187 Federal National Mortgage Association
                     5.500%, 10/01/33....................       1,375,983
          1,470,310 Federal National Mortgage Association
                     6.500%, 10/01/33....................       1,521,927
         10,711,685 Federal National Mortgage Association
                     5.500%, 12/01/33....................      10,864,146
          5,652,519 Federal National Mortgage Association
                     5.500%, 02/01/34....................       5,733,151
          3,880,954 Federal National Mortgage Association
                     5.000%, 03/01/34....................       3,882,127
          2,993,064 Federal National Mortgage Association
                     5.500%, 03/01/34....................       3,035,760
          2,846,537 Federal National Mortgage Association
                     4.500%, 04/01/34....................       2,784,731
          9,586,063 Federal National Mortgage Association
                     5.000%, 04/01/34....................       9,597,849
          2,091,826 Federal National Mortgage Association
                     5.500%, 04/01/34....................       2,121,665
          2,845,529 Federal National Mortgage Association
                     5.000%, 05/01/34....................       2,848,599
          4,333,942 Federal National Mortgage Association
                     6.000%, 05/01/34....................       4,444,911
          3,360,851 Federal National Mortgage Association
                     5.500%, 06/01/34....................       3,408,793
          6,514,637 Federal National Mortgage Association
                     5.000%, 09/01/34....................       6,516,655
          4,000,001 Federal National Mortgage Association
                     5.500%, 09/01/34....................       4,055,975
          4,461,610 Federal National Mortgage Association
                     6.000%, 09/01/34....................       4,575,229
          4,582,721 Federal National Mortgage Association
                     6.500%, 10/01/34....................       4,743,601
          8,896,082 Federal National Mortgage Association
                     6.000%, 11/01/34....................       9,122,629
         10,429,217 Federal National Mortgage Association
                     5.500%, 12/01/34....................      10,577,203
          2,899,474 Federal National Mortgage Association
                     5.500%, 01/01/35....................       2,940,047
          4,000,001 Federal National Mortgage Association
                     6.000%, 01/01/35....................       4,102,556
          4,982,411 Federal National Mortgage Association
                     5.000%, 02/01/35....................       4,985,525
          5,838,325 Federal National Mortgage Association
                     5.500%, 02/01/35....................       5,921,608
          2,987,084 Federal National Mortgage Association
                     5.000%, 04/01/35....................       2,988,951
          3,990,637 Federal National Mortgage Association
                     5.500%, 04/01/35....................       4,047,640
          1,997,564 Federal National Mortgage Association
                     5.000%, 05/01/35....................       1,998,221
          5,000,000 Federal National Mortgage Association
                     5.500%, 06/01/35....................       5,070,668
            300,000 Federal National Mortgage Association
                     6.210%, 08/06/38....................         377,384

         FACE                                                  VALUE
        AMOUNT                                                (NOTE 1)
     ---------------------------------------------------------------------

                  FEDERAL AGENCIES--(CONTINUED)
     $  5,000,000 Federal National Mortgage Association
                   4.000%, TBA............................ $     4,896,875
            6,837 Government National Mortgage Association
                   8.000%, 09/15/16.......................           7,362
           16,181 Government National Mortgage Association
                   6.500%, 05/15/23.......................          16,941
           84,139 Government National Mortgage Association
                   9.000%, 11/15/24.......................          92,339
           18,000 Government National Mortgage Association
                   8.000%, 08/15/26.......................          19,435
           26,818 Government National Mortgage Association
                   8.000%, 09/15/26.......................          28,956
          304,001 Government National Mortgage Association
                   6.500%, 02/15/27.......................         317,823
              498 Government National Mortgage Association
                   7.000%, 04/15/27.......................             528
           13,087 Government National Mortgage Association
                   8.000%, 05/15/27.......................          14,129
           21,169 Government National Mortgage Association
                   7.000%, 01/15/28.......................          22,421
           29,437 Government National Mortgage Association
                   7.500%, 02/20/28.......................          31,430
           28,029 Government National Mortgage Association
                   7.000%, 04/15/28.......................          29,687
           62,567 Government National Mortgage Association
                   7.000%, 05/15/28.......................          66,267
           58,402 Government National Mortgage Association
                   7.000%, 06/15/28.......................          61,856
           70,953 Government National Mortgage Association
                   6.500%, 07/15/28.......................          74,067
          106,151 Government National Mortgage Association
                   6.500%, 08/15/28.......................         110,809
           44,220 Government National Mortgage Association
                   7.000%, 10/15/28.......................          46,835
           82,187 Government National Mortgage Association
                   6.500%, 11/15/28.......................          85,794
           21,756 Government National Mortgage Association
                   6.500%, 12/15/28.......................          22,710
           64,696 Government National Mortgage Association
                   6.000%, 01/15/29.......................          66,791
           32,627 Government National Mortgage Association
                   7.000%, 06/15/29.......................          34,553
           85,918 Government National Mortgage Association
                   8.000%, 06/15/29.......................          92,751
           40,516 Government National Mortgage Association
                   6.500%, 07/15/29.......................          42,282
           52,764 Government National Mortgage Association
                   7.500%, 08/15/29.......................          56,552
           52,287 Government National Mortgage Association
                   7.000%, 09/15/29.......................          55,373
           31,100 Government National Mortgage Association
                   7.500%, 04/15/30.......................          33,342
            4,714 Government National Mortgage Association
                   7.000%, 01/15/31.......................           4,991
           70,097 Government National Mortgage Association
                   7.000%, 03/15/31.......................          74,215

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-320

METROPOLITAN SERIES FUND, INC.

 LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

BONDS & NOTES--(CONTINUED)

         FACE                                                  VALUE
        AMOUNT                                                (NOTE 1)
     ---------------------------------------------------------------------

                  FEDERAL AGENCIES--(CONTINUED)
     $    275,592 Government National Mortgage Association
                   6.500%, 06/20/31....................... $       286,216
          584,504 Government National Mortgage Association
                   7.000%, 08/15/31.......................         618,841
          554,524 Government National Mortgage Association
                   7.000%, 02/15/32.......................         587,067
          535,322 Government National Mortgage Association
                   6.500%, 07/15/32.......................         558,410
          347,489 Government National Mortgage Association
                   7.000%, 07/15/32.......................         367,881
        2,310,541 Government National Mortgage Association
                   6.000%, 01/15/33.......................       2,383,363
        1,000,000 Tennessee Valley Authority
                   6.000%, 03/15/13.......................       1,122,204
                                                           ---------------
                                                               459,608,439
                                                           ---------------

                  FINANCE & BANKING--4.1%
        2,750,000 Allstate Corp. 6.125%, 02/15/12.........       3,012,633
          150,000 Allstate Corp. 6.900%, 05/15/38 (c).....         187,545
        1,000,000 American General Finance Corp.
                   5.375%, 10/01/12 (c)...................       1,035,185
          600,000 Associates Corp. North America
                   6.250%, 11/01/08.......................         637,506
        1,700,000 Associates Corp. North America
                   6.950%, 11/01/18.......................       2,048,611
          500,000 AXA Financial, Inc. 7.750%, 08/01/10....         569,597
          500,000 Bank of America Corp. 5.250%, 02/01/07..         509,914
          300,000 Bank of America Corp. 7.400%, 01/15/11..         343,771
        3,575,000 Bank One Corp. 2.625%, 06/30/08.........       3,418,183
          300,000 Bell Atlantic Financial Services, Inc.
                   7.600%, 03/15/07.......................         315,259
          750,000 BellSouth Capital Funding Corp.
                   7.750%, 02/15/10.......................         854,318
          173,000 Boeing Capital Corp. 5.650%, 05/15/06...         175,715
          151,000 Chase Manhattan Corp.
                   7.125%, 02/01/07.......................         157,942
          350,000 Chubb Corp. 6.000%, 11/15/11............         378,916
        2,050,000 CIT Group, Inc. 7.750%, 04/02/12........       2,402,361
        2,000,000 Citigroup, Inc. 5.750%, 05/10/06 (c)....       2,029,948
          500,000 Citigroup, Inc. 3.500%, 02/01/08........         492,951
          750,000 Citigroup, Inc. 6.200%, 03/15/09........         802,455
          250,000 Citigroup, Inc. 7.250%, 10/01/10........         283,799
          500,000 Countrywide Funding Corp.
                   5.625%, 05/15/07.......................         512,279
          250,000 Equitable Cos., Inc. 6.500%, 04/01/08...         263,784
          250,000 FleetBoston Financial Corp.
                   7.250%, 09/15/05.......................         251,756
          500,000 FleetBoston Financial Corp.
                   4.875%, 12/01/06.......................         506,409
        2,000,000 Ford Motor Credit Co. 6.625%, 06/16/08..       1,980,160
        2,000,000 Ford Motor Credit Co. 7.375%, 10/28/09..       2,007,500
        1,000,000 Ford Motor Credit Co. 7.000%, 10/01/13..         947,500
        1,500,000 Heller Financial, Inc. 6.375%, 03/15/06.       1,525,305
          350,000 Heller Financial, Inc. 7.375%, 11/01/09.         392,516
          500,000 Household Finance Corp.
                   5.750%, 01/30/07 (c)...................         512,764

       FACE                                                      VALUE
      AMOUNT                                                    (NOTE 1)
   -------------------------------------------------------------------------

                FINANCE & BANKING--(CONTINUED)
   $  2,500,000 Household Finance Corp.
                 4.750%, 05/15/09 (c)....................... $     2,535,912
        300,000 Household Finance Corp.
                 8.000%, 07/15/10...........................         346,827
        100,000 Household Finance Corp.
                 7.000%, 05/15/12...........................         113,346
        500,000 KFW International Finance, Inc.
                 4.750%, 01/24/07...........................         507,115
      1,000,000 KFW International Finance, Inc.
                 8.000%, 02/15/10...........................       1,168,025
      1,000,000 MBNA America National Bank
                 7.125%, 11/15/12...........................       1,156,732
        250,000 Mellon Funding Corp. 6.400%, 05/14/11 (c)...         275,118
      1,950,000 SLM Corp. 5.050%, 11/14/14 (c)..............       2,002,112
        500,000 Southern Co. Capital Funding
                 5.300%, 02/01/07 (c).......................         508,953
          4,742 Vanderbilt Mortgage & Finance, Inc.
                 6.080%, 12/07/15...........................           4,750
        500,000 Wachovia Corp. 4.950%, 11/01/06 (c).........         506,643
        500,000 Washington Mutual, Inc.
                 5.625%, 01/15/07...........................         510,999
        500,000 Wells Fargo & Co. 5.125%, 02/15/07..........         509,015
      3,065,000 Wells Fargo Bank N.A. 4.750%, 02/09/15......       3,104,167
                                                             ---------------
                                                                  41,806,296
                                                             ---------------

                FINANCIAL SERVICES--0.9%
      1,900,000 Devon Financing Corp. 6.875%, 09/30/11......       2,121,585
        400,000 General Electric Capital Corp.
                 5.375%, 03/15/07 (c).......................         409,131
      1,000,000 General Electric Capital Corp.
                 6.000%, 06/15/12...........................       1,091,612
      1,800,000 General Electric Capital Corp.
                 5.450%, 01/15/13...........................       1,909,397
        200,000 General Electric Capital Corp.
                 6.750%, 03/15/32...........................         246,606
        100,000 General Electric Capital Corp.
                 7.500%, 08/21/35...........................         133,557
      1,000,000 National Rural Utilities Cooperative Finance
                 Corp. 6.200%, 02/01/08 (c).................       1,049,993
        300,000 National Rural Utilities Cooperative Finance
                 Corp. 8.000%, 03/01/32.....................         415,133
      1,560,000 Verizon Global Funding Corp.
                 7.750%, 12/01/30...........................       2,015,239
                                                             ---------------
                                                                   9,392,253
                                                             ---------------

                FOOD & BEVERAGES--0.9%
        200,000 Archer-Daniels-Midland Co.
                 8.875%, 04/15/11...........................         244,871
        400,000 Campbell Soup Co. 5.500%, 03/15/07 (c)......         408,290
        300,000 Coca-Cola Enterprises, Inc.
                 6.950%, 11/15/26...........................         366,967
        500,000 ConAgra Foods, Inc. 6.000%, 09/15/06........         510,710
        300,000 Fred Meyer, Inc. 7.450%, 03/01/08...........         322,075
        400,000 General Mills, Inc. 5.125%, 02/15/07........         405,703
      2,000,000 General Mills, Inc. 6.000%, 02/15/12 (c)....       2,174,398

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-321

METROPOLITAN SERIES FUND, INC.

 LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

BONDS & NOTES--(CONTINUED)

         FACE                                                  VALUE
        AMOUNT                                                (NOTE 1)
     ---------------------------------------------------------------------

                  FOOD & BEVERAGES--(CONTINUED)
     $  2,700,000 Kellogg Co. 6.600%, 04/01/11............ $     2,992,229
          900,000 Kraft Foods, Inc. 6.250%, 06/01/12......         988,568
          300,000 Pepsi Bottling Group, Inc.
                   7.000%, 03/01/29.......................         379,447
          300,000 Unilever Capital Corp. 7.125%, 11/01/10.         340,283
                                                           ---------------
                                                                 9,133,541
                                                           ---------------

                  FOREST PRODUCTS & PAPER--0.2%
          250,000 International Paper Co. 6.875%, 04/15/29         285,642
        1,000,000 MeadWestvaco Corp.
                   6.850%, 04/01/12 (c)...................       1,120,368
          500,000 Weyerhaeuser Co. 7.375%, 03/15/32.......         587,442
                                                           ---------------
                                                                 1,993,452
                                                           ---------------

                  GAS & OIL--0.6%
          300,000 Atlantic Richfield Co. 5.900%, 04/15/09.         317,970
          300,000 Conoco, Inc. 6.950%, 04/15/29...........         376,627
        2,000,000 Encana Corp. 4.750%, 10/15/13...........       2,000,754
          750,000 Kinder Morgan Energy Partners, L.P.
                   6.750%, 03/15/11.......................         826,355
          300,000 Occidental Petroleum Corp.
                   7.375%, 11/15/08.......................         330,409
          300,000 Phillips Petroleum Co. 6.375%, 03/30/09.         322,681
        1,000,000 Southern California Gas Co.
                   4.800%, 10/01/12.......................       1,021,758
          300,000 Transocean Sedco Forex, Inc.
                   7.500%, 04/15/31.......................         391,870
                                                           ---------------
                                                                 5,588,424
                                                           ---------------

                  INSURANCE--0.2%
          250,000 American General Capital II
                   8.500%, 07/01/30.......................         344,110
          500,000 GE Global Insurance Holding Corp.
                   7.500%, 06/15/10.......................         552,585
          105,000 Hartford Financial Services Group, Inc.
                   6.375%, 11/01/08.......................         111,265
          780,000 Hartford Life, Inc. 7.650%, 06/15/27....       1,008,161
                                                           ---------------
                                                                 2,016,121
                                                           ---------------

                  INVESTMENT BROKERAGE--1.3%
          500,000 Bear Stearns Co., Inc. 5.700%, 01/15/07.         512,077
          250,000 Bear Stearns Co., Inc. 7.800%, 08/15/07.         268,266
          900,000 Bear Stearns Co., Inc. 5.700%, 11/15/14.         965,179
          300,000 Donaldson Lufkin & Jenrette
                   6.500%, 06/01/08.......................         318,131
          350,000 JPMorgan Chase & Co. 5.350%, 03/01/07...         357,165
          500,000 JPMorgan Chase & Co.
                   5.250%, 05/30/07 (c)...................         510,337
          250,000 JPMorgan Chase & Co. 6.750%, 02/01/11...         276,923
        4,250,000 Lehman Brothers Holdings, Inc.
                   3.600%, 03/13/09 (c)...................       4,152,038
          250,000 Merrill Lynch & Co. 6.375%, 10/15/08....         266,345

        FACE                                                    VALUE
       AMOUNT                                                  (NOTE 1)
    -----------------------------------------------------------------------

                 INVESTMENT BROKERAGE--(CONTINUED)
    $    200,000 Merrill Lynch & Co. 6.500%, 07/15/18...... $       228,203
       1,150,000 Morgan Stanley 7.250%, 04/01/32...........       1,449,887
         340,000 Paine Webber Group, Inc.
                  6.550%, 04/15/08.........................         360,815
         750,000 The Goldman Sachs Group, Inc.
                  6.650%, 05/15/09.........................         810,198
       1,000,000 The Goldman Sachs Group, Inc.
                  5.700%, 09/01/12.........................       1,060,588
       2,075,000 The Goldman Sachs Group, Inc.
                  6.125%, 02/15/33 (c).....................       2,268,479
                                                            ---------------
                                                                 13,804,631
                                                            ---------------

                 LEISURE--0.1%
         500,000 Carnival Corp. 6.150%, 04/15/08...........         524,839
                                                            ---------------

                 MEDIA--1.2%
       4,650,000 AOL Time Warner, Inc. 6.150%, 05/01/07....       4,802,801
         500,000 Belo Corp. 8.000%, 11/01/08...............         543,525
         600,000 Clear Channel Communications, Inc.
                  6.000%, 11/01/06.........................         609,429
         250,000 Comcast Cable Communications
                  8.375%, 05/01/07.........................         268,148
       1,445,000 Comcast Corp. 5.300%, 01/15/14............       1,484,555
         250,000 Cox Communications, Inc.
                  7.750%, 11/01/10.........................         283,408
       1,950,000 News America, Inc. 6.550%, 03/15/33 (c)...       2,115,222
       1,000,000 The Walt Disney Co. 6.750%, 03/30/06......       1,019,830
         200,000 The Walt Disney Co. 6.375%, 03/01/12 (c)..         221,093
         250,000 Time Warner Entertainment Co., L.P.
                  7.250%, 09/01/08 (c).....................         270,655
         418,000 Time Warner, Inc. 9.125%, 01/15/13........         527,783
                                                            ---------------
                                                                 12,146,449
                                                            ---------------

                 REAL ESTATE--0.8%
       1,000,000 EOP Operating, L.P. 8.375%, 03/15/06......       1,029,570
       1,500,000 EOP Operating, L.P. 5.875%, 01/15/13 (c)..       1,591,861
       4,050,000 EOP Operating, L.P. 4.750%, 03/15/14......       3,980,787
       2,000,000 EOP Operating, L.P. (144A)
                  5.000%, 03/01/15.........................       1,996,800
                                                            ---------------
                                                                  8,599,018
                                                            ---------------

                 RETAIL--0.6%
         950,000 Kroger Co. 5.500%, 02/01/13...............         984,272
       1,000,000 Lowe's Cos., Inc. 6.875%, 02/15/28........       1,241,858
         750,000 Safeway, Inc. 6.150%, 03/01/06............         758,060
         500,000 Wal-Mart Stores, Inc. 6.875%, 08/10/09....         551,103
       2,075,000 Wal-Mart Stores, Inc. 4.550%, 05/01/13 (c)       2,096,221
                                                            ---------------
                                                                  5,631,514
                                                            ---------------

                 TELECOMMUNICATIONS--1.1%
         500,000 Alltel Corp. 6.800%, 05/01/29.............         584,517
         500,000 Alltel Corp. 7.875%, 07/01/32.............         660,310

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-322

METROPOLITAN SERIES FUND, INC.

 LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

BONDS & NOTES--(CONTINUED)

          FACE                                                 VALUE
         AMOUNT                                               (NOTE 1)
      --------------------------------------------------------------------

                   TELECOMMUNICATIONS--(CONTINUED)
      $    300,000 AOL Time Warner, Inc. 7.625%, 04/15/31. $       374,827
           976,000 AT&T Broadband Corp.
                    8.375%, 03/15/13......................       1,190,442
           500,000 AT&T Wireless Services, Inc.
                    8.125%, 05/01/12......................         598,942
           300,000 AT&T Wireless Services, Inc.
                    8.750%, 03/01/31......................         420,674
           250,000 BellSouth Capital Funding Corp.
                    7.875%, 02/15/30 (c)..................         324,016
           100,000 Cingular Wireless, LLC 7.125%, 12/15/31         119,717
           850,000 Motorola, Inc. 7.625%, 11/15/10........         967,962
           300,000 SBC Communications, Inc.
                    5.750%, 05/02/06......................         304,271
         2,400,000 SBC Communications, Inc.
                    5.875%, 02/01/12 (c)..................       2,577,156
           400,000 Sprint Capital Corp. 7.625%, 01/30/11..         457,385
         1,500,000 Sprint Capital Corp. 6.900%, 05/01/19..       1,716,593
           400,000 Verizon New England, Inc.
                    6.500%, 09/15/11......................         436,232
           500,000 Verizon New York, Inc.
                    7.375%, 04/01/32 (c)..................         588,246
                                                           ---------------
                                                                11,321,290
                                                           ---------------

                   TRANSPORTATION--0.3%
         1,000,000 Burlington Northern Santa Fe Corp.
                    5.900%, 07/01/12......................       1,081,188
           300,000 CSX Corp. 7.450%, 05/01/07.............         317,042
           200,000 CSX Corp. 6.750%, 03/15/11.............         221,287
           500,000 CSX Corp. 7.900%, 05/01/17.............         622,505
           350,000 Norfolk Southern Corp. 6.200%, 04/15/09         372,463
           144,000 Norfolk Southern Corp. 5.590%, 05/17/25         148,796
           156,000 Norfolk Southern Corp. 7.250%, 02/15/31         198,202
                                                           ---------------
                                                                 2,961,483
                                                           ---------------

                   TRUCKING & FREIGHT FORWARDING--0.0%
           100,000 FedEx Corp. 6.875%, 02/15/06...........         101,701
                                                           ---------------

                   U.S. TREASURY--24.9%
         1,375,000 United States Treasury Bonds
                    9.250%, 02/15/16 (c)..................       1,992,416
         1,600,000 United States Treasury Bonds
                    9.125%, 05/15/18 (c)..................       2,394,016
        10,215,000 United States Treasury Bonds
                    8.875%, 02/15/19 (c)..................      15,186,129
         1,895,000 United States Treasury Bonds
                    8.125%, 08/15/19 (c)..................       2,685,783
         2,650,000 United States Treasury Bonds
                    7.875%, 02/15/21 (c)..................       3,751,446
         4,600,000 United States Treasury Bonds
                    8.125%, 08/15/21 (c)..................       6,678,602
         5,600,000 United States Treasury Bonds
                    7.625%, 11/15/22 (c)..................       7,894,600
         7,750,000 United States Treasury Bonds
                    6.250%, 08/15/23 (c)..................       9,660,763

               FACE                                      VALUE
              AMOUNT                                    (NOTE 1)
           ---------------------------------------------------------

                        U.S. TREASURY--(CONTINUED)
           $  1,000,000 United States Treasury Bonds
                         6.500%, 11/15/26 (c)....... $     1,307,640
              3,950,000 United States Treasury Bonds
                         6.125%, 11/15/27 (c).......       4,990,944
              2,420,000 United States Treasury Bonds
                         5.500%, 08/15/28 (c).......       2,851,389
              2,700,000 United States Treasury Bonds
                         5.250%, 11/15/28 (c).......       3,085,209
              2,225,000 United States Treasury Bonds
                         5.375%, 02/15/31 (c).......       2,626,546
             16,000,000 United States Treasury Notes
                         2.500%, 10/31/06 (c).......      15,773,280
              7,700,000 United States Treasury Notes
                         2.625%, 11/15/06 (c).......       7,598,360
              7,500,000 United States Treasury Notes
                         3.125%, 01/31/07 (c).......       7,440,600
              6,650,000 United States Treasury Notes
                         6.250%, 02/15/07 (c).......       6,928,369
              7,000,000 United States Treasury Notes
                         3.375%, 02/28/07 (c).......       6,969,550
             16,680,000 United States Treasury Notes
                         3.125%, 05/15/07 (c).......      16,522,374
              3,400,000 United States Treasury Notes
                         3.250%, 08/15/07 (c).......       3,372,630
             15,700,000 United States Treasury Notes
                         3.375%, 02/15/08 (c).......      15,587,274
              5,580,000 United States Treasury Notes
                         5.625%, 05/15/08 (c).......       5,874,401
              3,000,000 United States Treasury Notes
                         3.250%, 08/15/08 (c).......       2,962,710
             15,820,000 United States Treasury Notes
                         3.375%, 11/15/08 (c).......      15,659,949
              4,000,000 United States Treasury Notes
                         3.875%, 05/15/09 (c).......       4,023,124
              4,420,000 United States Treasury Notes
                         3.625%, 07/15/09 (c).......       4,405,723
              5,000,000 United States Treasury Notes
                         3.375%, 10/15/09 (c).......       4,931,350
              4,000,000 United States Treasury Notes
                         3.500%, 11/15/09 (c).......       3,965,040
              4,000,000 United States Treasury Notes
                         3.500%, 12/15/09 (c).......       3,962,280
              4,000,000 United States Treasury Notes
                         3.625%, 01/15/10 (c).......       3,981,040
              1,710,000 United States Treasury Notes
                         6.500%, 02/15/10 (c).......       1,908,394
              6,000,000 United States Treasury Notes
                         4.000%, 04/15/10 (c).......       6,065,520
              7,120,000 United States Treasury Notes
                         5.750%, 08/15/10 (c).......       7,781,662
              3,500,000 United States Treasury Notes
                         5.000%, 08/15/11 (c).......       3,731,875
              4,500,000 United States Treasury Notes
                         4.875%, 02/15/12 (c).......       4,780,035
              5,000,000 United States Treasury Notes
                         4.375%, 08/15/12 (c).......       5,186,250

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-323

METROPOLITAN SERIES FUND, INC.

 LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

BONDS & NOTES--(CONTINUED)

          FACE                                                    VALUE
         AMOUNT                                                  (NOTE 1)
      -----------------------------------------------------------------------

                      U.S. TREASURY--(CONTINUED)
      $  7,250,000    United States Treasury Notes
                       4.000%, 11/15/12 (c).................. $     7,331,280
        14,380,000    United States Treasury Notes
                       4.250%, 08/15/13 (c)..................      14,740,652
         1,600,000    United States Treasury Notes
                       4.250%, 11/15/13 (c)..................       1,638,944
         4,230,000    United States Treasury Notes
                       4.250%, 08/15/14 (c)..................       4,330,928
         2,000,000    United States Treasury Notes
                       4.250%, 11/15/14 (c)..................       2,047,020
                                                              ---------------
                                                                  254,606,097
                                                              ---------------

                      YANKEE--5.6%
         1,000,000    Abbey National, Plc.
                       6.690%, 10/17/05......................       1,008,434
           300,000    Apache Finance Canada Corp.
                       7.750%, 12/15/29......................         414,820
         4,650,000    Asian Development Bank
                       4.875%, 02/05/07......................       4,728,353
           500,000    BP Canada Finance Co.
                       3.375%, 10/31/07......................         493,664
         1,000,000    British Telecommunications, Plc.
                       8.875%, 12/15/30 (d)..................       1,414,013
           600,000    Burlington Resources Finance Co.
                       5.700%, 03/01/07......................         616,078
           500,000    Conoco Funding Co.
                       6.350%, 10/15/11......................         552,805
         1,000,000    Deutsche Telekom International Finance
                       8.750%, 06/15/30 (d)..................       1,353,979
         1,000,000    European Investment Bank
                       4.000%, 08/30/05......................       1,000,640
         1,500,000    Government of Canada
                       6.750%, 08/28/06......................       1,552,358
         2,200,000    HSBC Holdings, Plc.
                       7.500%, 07/15/09......................       2,458,219
         5,050,000    HSBC Holdings, Plc.
                       5.250%, 12/12/12 (c)..................       5,273,175
         1,350,000    Hydro-Quebec 7.500%, 04/01/16..........       1,683,739
         1,000,000    Hydro-Quebec 8.400%, 01/15/22..........       1,416,886
           700,000    Intermediate American Development Bank
                       5.375%, 11/18/08......................         733,102
           400,000    Intermediate American Development Bank
                       8.875%, 06/01/09......................         471,895
           200,000    Intermediate American Development Bank
                       7.000%, 06/15/25......................         261,736
           500,000    Intermediate American Development Bank
                       6.800%, 10/15/25......................         629,770
         1,000,000    International Bank for Reconstruction &
                       Development 4.375%, 09/28/06..........       1,007,920
           535,000    International Bank for Reconstruction &
                       Development 8.875%, 03/01/26..........         835,627
         2,000,000    Korea Development Bank
                       5.750%, 09/10/13......................       2,140,512
           350,000    National Australia Bank, Ltd.
                      6.600%, 12/10/07.......................         369,308

          FACE                                                VALUE
         AMOUNT                                              (NOTE 1)
      -------------------------------------------------------------------

                   YANKEE--(CONTINUED)
      $    300,000 Norsk Hydro A/S
                    6.700%, 01/15/18.................... $       342,155
         1,350,000 Norsk Hydro A/S
                    6.800%, 01/15/28....................       1,664,502
           250,000 Province of Nova Scotia
                    9.250%, 03/01/20....................         366,960
           300,000 Province of Ontario
                    5.500%, 10/01/08....................         313,588
         2,000,000 Province of Ontario
                    5.125%, 07/17/12....................       2,122,744
         1,925,000 Province of Quebec
                    4.875%, 05/05/14....................       1,990,797
           350,000 Province of Quebec
                    7.500%, 07/15/23....................         465,430
           500,000 Republic of Italy 5.250%, 04/05/06...         505,534
           300,000 Republic of Italy 6.000%, 05/29/08...         316,082
         3,650,000 Republic of Italy 5.625%, 06/15/12...       3,966,346
         2,975,000 Republic of Italy 4.500%, 01/21/15...       3,018,881
           200,000 Republic of Korea
                    8.875%, 04/15/08 (c)................         225,044
         1,000,000 Telefonica Europe BV
                    8.250%, 09/15/30....................       1,394,083
         1,275,000 Tyco International Group S.A.
                    6.875%, 01/15/29....................       1,526,555
         3,100,000 United Mexican States
                    9.875%, 01/15/07 (c)................       3,382,100
           500,000 United Mexican States
                    9.875%, 02/01/10 (c)................         603,750
           250,000 United Mexican States
                    8.375%, 01/14/11....................         291,000
         2,200,000 United Mexican States
                    8.000%, 09/24/22 (c)................       2,684,000
         1,150,000 Vodafone Airtouch, Plc.
                    7.750%, 02/15/10....................       1,312,959
                                                         ---------------
                                                              56,909,543
                                                         ---------------
                   Total Bonds & Notes
                    (Identified Cost $988,066,456)......   1,009,053,753
                                                         ---------------

      SHORT TERM INVESTMENTS--1.6%
      -------------------------------------------------------------------

                   DISCOUNT NOTES--1.6%
      $ 16,600,000 Federal Home Loan Bank
                    2.500%, 07/01/05.................... $    16,600,000
                                                         ---------------
                   Total Short Term Investments
                    (Identified Cost $16,600,000).......      16,600,000
                                                         ---------------
                   Total Investments--100.2%
                    (Identified Cost $1,004,666,456) (a)   1,025,653,753
                   Other assets less liabilities........      (1,810,177)
                                                         ---------------
                   TOTAL NET ASSETS--100%............... $ 1,023,843,576
                                                         ===============

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-324

METROPOLITAN SERIES FUND, INC.

 LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
JUNE 30, 2005 (UNAUDITED)

     ASSETS
       Investments at value..................              $1,025,653,753
       Cash..................................                     260,528
       Collateral for securities loaned......                 256,844,568
       Receivable for:
        Securities sold......................                   3,033,669
        Fund shares sold.....................                     774,653
        Accrued interest.....................                   9,791,885
                                                           --------------
         Total Assets........................               1,296,359,056
     LIABILITIES
       Payable for:
        Fund shares redeemed................. $    818,945
        Securities purchased.................   14,409,498
        Return of collateral for securities
         loaned..............................  256,844,568
       Accrued expenses:
        Management fees......................      202,923
        Service and distribution fees........       78,315
        Other expenses.......................      161,231
                                              ------------
         Total Liabilities...................                 272,515,480
                                                           --------------
     NET ASSETS..............................              $1,023,843,576
                                                           ==============
       Net assets consist of:
        Capital paid in......................              $  990,640,116
        Undistributed net investment income..                  20,721,887
        Accumulated net realized losses......                  (8,505,724)
        Unrealized appreciation
         (depreciation) on investments.......                  20,987,297
                                                           --------------
     NET ASSETS..............................              $1,023,843,576
                                                           ==============
     Computation of offering price:
     CLASS A
     Net asset value and redemption price per
      share ($551,590,349 divided by
      50,875,744 shares outstanding).........              $        10.84
                                                           ==============
     CLASS B
     Net asset value and redemption price per
      share ($275,064,714 divided by
      25,702,681 shares outstanding).........              $        10.70
                                                           ==============
     CLASS E
     Net asset value and redemption price per
      share ($197,188,513 divided by
      18,253,039 shares outstanding).........              $        10.80
                                                           ==============
     Identified cost of investments..........              $1,004,666,456
                                                           ==============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)

     INVESTMENT INCOME
       Interest................................             $22,627,178(a)
                                                            -----------
     EXPENSES
       Management fees......................... $1,198,766
       Service and distribution fees--Class B..    270,036
       Service and distribution fees--Class E..    148,484
       Directors' fees and expenses............     10,298
       Custodian...............................    130,279
       Audit and tax services..................      9,105
       Legal...................................     18,646
       Printing................................    102,751
       Insurance...............................      9,004
       Miscellaneous...........................      5,833
                                                ----------
       Total expenses before reductions........  1,903,202
       Management fee waivers..................    (10,053)   1,893,149
                                                ----------  -----------
     NET INVESTMENT INCOME.....................              20,734,029
                                                            -----------
     REALIZED AND UNREALIZED GAIN (LOSS)
     Realized gain (loss) on:
       Investments--net........................              (1,323,566)
     Unrealized appreciation (depreciation) on:
       Investments--net........................               3,589,781
                                                            -----------
     Net gain (loss)...........................               2,266,215
                                                            -----------
     NET INCREASE (DECREASE) IN NET ASSETS
      FROM OPERATIONS..........................             $23,000,244
                                                            ===========

(a)INCLUDES INCOME ON SECURITIES LOANED OF $147,977.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-325

METROPOLITAN SERIES FUND, INC.

 LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                                       SIX MONTHS
                                                                         ENDED        YEAR ENDED
                                                                        JUNE 30,     DECEMBER 31,
                                                                          2005           2004
                                                                     --------------  ------------
FROM OPERATIONS
  Net investment income............................................. $   20,734,029  $ 34,354,438
  Net realized gain (loss)..........................................     (1,323,566)    1,267,742
  Unrealized appreciation (depreciation)............................      3,589,781    (2,275,194)
                                                                     --------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................     23,000,244    33,346,986
                                                                     --------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................    (21,425,965)  (15,454,454)
    Class B.........................................................     (8,685,574)   (2,294,962)
    Class E.........................................................     (7,465,846)   (4,599,518)
                                                                     --------------  ------------
  TOTAL DISTRIBUTIONS...............................................    (37,577,385)  (22,348,934)
                                                                     --------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.    116,736,241   220,370,418
                                                                     --------------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................    102,159,100   231,368,470

NET ASSETS
  Beginning of the period...........................................    921,684,476   690,316,006
                                                                     --------------  ------------
  End of the period................................................. $1,023,843,576  $921,684,476
                                                                     ==============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $   20,721,887  $ 37,565,243
                                                                     ==============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                   SIX MONTHS ENDED              YEAR ENDED
                                                                     JUNE 30, 2005            DECEMBER 31, 2004
                                                               ------------------------  --------------------------
                                                                 SHARES          $          SHARES          $
                                                               ----------  ------------  -----------  -------------
CLASS A
  Sales.......................................................  4,469,250  $ 48,801,162   14,092,053  $ 152,087,155
  Reinvestments...............................................  2,011,828    21,425,965    1,451,122     15,454,454
  Redemptions................................................. (5,562,415)  (60,600,776) (11,388,487)  (123,987,784)
                                                               ----------  ------------  -----------  -------------
  Net increase (decrease).....................................    918,663  $  9,626,351    4,154,688  $  43,553,825
                                                               ==========  ============  ===========  =============
CLASS B
  Sales....................................................... 10,761,057  $115,910,886   11,166,953  $ 119,722,237
  Reinvestments...............................................    825,625     8,685,574      218,152      2,294,962
  Redemptions................................................. (1,611,821)  (17,346,209)  (2,507,939)   (26,951,090)
                                                               ----------  ------------  -----------  -------------
  Net increase (decrease).....................................  9,974,861  $107,250,251    8,877,166  $  95,066,109
                                                               ==========  ============  ===========  =============
CLASS E
  Sales.......................................................  1,059,370  $ 11,575,420   10,365,630  $ 111,521,521
  Reinvestments...............................................    703,661     7,465,846      433,508      4,599,518
  Redemptions................................................. (1,764,936)  (19,181,627)  (3,169,955)   (34,370,555)
                                                               ----------  ------------  -----------  -------------
  Net increase (decrease).....................................     (1,905) $   (140,361)   7,629,183  $  81,750,484
                                                               ==========  ============  ===========  =============
  Increase (decrease) derived from capital share transactions. 10,891,619  $116,736,241   20,661,037  $ 220,370,418
                                                               ==========  ============  ===========  =============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-326

METROPOLITAN SERIES FUND, INC.

 LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS (UNAUDITED)

                                                                                     CLASS A
                                                          -------------------------------------------------------------
                                                          SIX MONTHS
                                                            ENDED                   YEAR ENDED DECEMBER 31,
                                                           JUNE 30,    ------------------------------------------------
                                                             2005        2004      2003      2002      2001      2000
                                                          ----------   --------  --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD.....................  $  11.02    $  10.93  $  11.17  $  10.46  $   9.90  $   9.45
                                                           --------    --------  --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income..................................      0.24        0.46      0.45      0.47      0.54      0.63
  Net realized and unrealized gain (loss) on investments.      0.01       (0.02)    (0.06)     0.57      0.19      0.45
                                                           --------    --------  --------  --------  --------  --------
  Total from investment operations.......................      0.25        0.44      0.39      1.04      0.73      1.08
                                                           --------    --------  --------  --------  --------  --------
LESS DISTRIBUTIONS
  Distributions from net investment income...............     (0.43)      (0.35)    (0.63)    (0.33)    (0.17)    (0.63)
                                                           --------    --------  --------  --------  --------  --------
  Total distributions....................................     (0.43)      (0.35)    (0.63)    (0.33)    (0.17)    (0.63)
                                                           --------    --------  --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD...........................  $  10.84    $  11.02  $  10.93  $  11.17  $  10.46  $   9.90
                                                           ========    ========  ========  ========  ========  ========
TOTAL RETURN (%).........................................       2.4(b)      4.1       3.6      10.2       7.4      11.4
Ratio of operating expenses to average net assets (%)....      0.31(c)     0.32      0.34      0.34      0.38      0.37
Ratio of net investment income to average net assets (%).      4.41(c)     4.42      4.44      5.14      5.66      6.54
Portfolio turnover rate (%)..............................        29(c)       27        46        48        18        15
Net assets, end of period (000)..........................  $551,590    $550,456  $500,629  $346,774  $254,357  $145,837

                                                                                    CLASS B
                                                          --------------------------------------------------------
                                                          SIX MONTHS                               JANUARY 2, 2001(A)
                                                            ENDED        YEAR ENDED DECEMBER 31,        THROUGH
                                                           JUNE 30,    --------------------------     DECEMBER 31,
                                                             2005        2004      2003     2002          2001
                                                          ----------   --------  -------  -------  ------------------
NET ASSET VALUE, BEGINNING OF PERIOD.....................  $  10.87    $  10.79  $ 11.04  $ 10.37       $  9.93
                                                           --------    --------  -------  -------       -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income..................................      0.16        0.36     0.40     0.38          0.38
  Net realized and unrealized gain (loss) on investments.      0.08        0.04    (0.04)    0.61          0.23
                                                           --------    --------  -------  -------       -------
  Total from investment operations.......................      0.24        0.40     0.36     0.99          0.61
                                                           --------    --------  -------  -------       -------
LESS DISTRIBUTIONS
  Distributions from net investment income...............     (0.41)      (0.32)   (0.61)   (0.32)        (0.17)
                                                           --------    --------  -------  -------       -------
  Total distributions....................................     (0.41)      (0.32)   (0.61)   (0.32)        (0.17)
                                                           --------    --------  -------  -------       -------
NET ASSET VALUE, END OF PERIOD...........................  $  10.70    $  10.87  $ 10.79  $ 11.04       $ 10.37
                                                           ========    ========  =======  =======       =======
TOTAL RETURN (%).........................................       2.2(b)      3.8      3.4      9.9           6.1(b)
Ratio of operating expenses to average net assets (%)....      0.56(c)     0.57     0.59     0.59          0.63(c)
Ratio of net investment income to average net assets (%).      4.17(c)     4.16     4.20     4.89          5.33(c)
Portfolio turnover rate (%)..............................        29(c)       27       46       48            18
Net assets, end of period (000)..........................  $275,065    $170,958  $73,938  $45,788       $16,276

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIODS LESS THAN ONE YEAR ARE NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-327

METROPOLITAN SERIES FUND, INC.

 LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS--(UNAUDITED)(CONTINUED)


                                                                                  CLASS E
                                                          -----------------------------------------------------
                                                          SIX MONTHS                                MAY 1, 2001(A)
                                                            ENDED        YEAR ENDED DECEMBER 31,       THROUGH
                                                           JUNE 30,    ---------------------------   DECEMBER 31,
                                                             2005        2004      2003      2002        2001
                                                          ----------   --------  --------  -------  --------------
NET ASSET VALUE, BEGINNING OF PERIOD.....................  $  10.89    $  10.89  $  11.14  $ 10.45      $ 9.97
                                                           --------    --------  --------  -------      ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income..................................      0.24        0.44      0.52     0.45        0.02
  Net realized and unrealized gain (loss) on investments.      0.08       (0.02)    (0.15)    0.57        0.46
                                                           --------    --------  --------  -------      ------
  Total from investment operations.......................      0.32        0.42      0.37     1.02        0.48
                                                           --------    --------  --------  -------      ------
LESS DISTRIBUTIONS
  Distributions from net investment income...............     (0.41)      (0.34)    (0.62)   (0.33)       0.00
                                                           --------    --------  --------  -------      ------
  Total distributions....................................     (0.41)      (0.34)    (0.62)   (0.33)       0.00
                                                           --------    --------  --------  -------      ------
NET ASSET VALUE, END OF PERIOD...........................  $  10.80    $  10.97  $  10.89  $ 11.14      $10.45
                                                           ========    ========  ========  =======      ======
TOTAL RETURN (%).........................................       2.3(b)      3.9       3.5     10.1         4.8(b)
Ratio of operating expenses to average net assets (%)....      0.46(c)     0.47      0.49     0.49        0.53(c)
Ratio of net investment income to average net assets (%).      4.26(c)     4.26      4.29     4.90        5.74(c)
Portfolio turnover rate (%)..............................        29(c)       27        46       48          18
Net assets, end of period (000)..........................  $197,189    $200,270  $115,749  $32,511      $   87

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIODS LESS THAN ONE YEAR ARE NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-328

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

BONDS & NOTES--91.0% OF TOTAL NET ASSETS

       FACE                                                       VALUE
      AMOUNT                                                     (NOTE 1)
   -------------------------------------------------------------------------

                AEROSPACE & DEFENSE--0.5%
   $    200,000 Alliant Techsystems, Inc. 8.500%, 05/15/11.... $     213,500
        225,000 DRS Technologies, Inc. 6.875%, 11/01/13.......       232,875
        525,000 Goodrich Corp. 7.500%, 04/15/08...............       565,311
        375,000 L-3 Communications Holdings, Inc.
                 7.625%, 06/15/12.............................       399,375
        225,000 Moog, Inc. 6.250%, 01/15/15...................       224,438
        525,000 Sequa Corp. 9.000%, 08/01/09..................       578,812
                                                               -------------
                                                                   2,214,311
                                                               -------------

                AIRLINES--0.0%
        100,000 Continental Airlines, Inc. 7.250%, 11/01/05...        97,128
         75,651 Continental Airlines, Inc. 6.541%, 09/15/09...        67,492
                                                               -------------
                                                                     164,620
                                                               -------------

                APPAREL & TEXTILES--0.1%
         50,000 Levi Strauss & Co. 7.730%, 04/01/12 (d).......        47,250
         50,000 Levi Strauss & Co. 12.250%, 12/15/12..........        54,625
        250,000 Levi Strauss & Co. 9.750%, 01/15/15...........       248,125
        150,000 Oxford Industries, Inc. 8.875%, 06/01/11......       160,500
                                                               -------------
                                                                     510,500
                                                               -------------

                ASSET BACKED--3.4%
        246,925 Airplane Pass Through Trust
                 10.875%, 03/15/19 (g) (i)....................             0
        590,000 Ameriquest Mortgage Securities, Inc.
                 4.514%, 11/25/34 (d).........................       601,107
        850,000 Amortizing Residential Collateral Trust
                 4.514%, 08/25/32 (d).........................       856,745
        306,773 Argent NIM Trust (144A) 4.700%, 07/25/34......       305,742
        500,000 Asset Backed Securities Corp.
                 5.120%, 04/15/33 (d).........................       505,437
      1,000,000 Bayview Financial Acquisition Trust (144A)
                 4.564%, 08/25/36 (d).........................       998,125
        290,795 Bear Stearns Asset Backed Securities (144A)
                 5.250%, 08/25/34.............................       289,389
        800,000 Countrywide Asset Backed Certificates
                 4.564%, 06/25/34 (d).........................       812,321
        285,831 Countrywide Asset Backed Certificates (144A)
                 5.500%, 10/25/35.............................       284,814
        161,928 Credit Suisse First Boston Mortgage Securities
                 Corp. 4.534%, 09/25/31 (d)...................       162,057
        502,044 First Consumers Master Trust
                 3.530%, 09/15/08 (d).........................       498,881
        798,352 Green Tree Financial Corp.
                 7.070%, 01/15/29.............................       843,871
        855,699 Merrill Lynch Mortgage Investors, Inc. (144A)
                 5.000%, 09/25/35.............................       848,127
        840,000 Metris Master Trust 4.340%, 11/20/09 (d)......       841,986
        760,545 Mid-State Trust 7.340%, 07/01/35..............       813,447
      2,000,000 Morgan Stanley ABS Capital I, Inc. (144A)
                 4.614%, 05/25/34 (d).........................     1,999,953
        270,000 Novastar Home Equity Loan Trust
                 4.939%, 02/25/34 (d).........................       275,732
        670,000 Novastar Home Equity Loan Trust
                 6.314%, 10/25/35 (d).........................       666,786

        FACE                                                     VALUE
       AMOUNT                                                   (NOTE 1)
    -----------------------------------------------------------------------

                 ASSET BACKED--(CONTINUED)
    $    530,000 Option One Mortgage Loan Trust
                  6.814%, 05/25/34 (d)....................... $     512,426
         166,345 Residential Asset Securities Corp.
                  4.414%, 04/25/32 (d).......................       167,437
          29,373 Sail Net Interest Margin Notes (144A)
                  6.750%, 11/27/33...........................        29,269
         239,857 Sail Net Interest Margin Notes (144A)
                  5.500%, 03/27/34...........................       240,298
         247,126 Sail Net Interest Margin Notes (144A)
                  5.000%, 04/27/34 (d).......................       247,151
         604,555 Sail Net Interest Margin Notes (144A)
                  5.000%, 12/27/34...........................       604,605
         289,202 Sail Net Interest Margin Notes (144A)
                  4.750%, 01/27/35 (d).......................       288,665
         192,112 Sail Net Interest Margin Notes (144A)
                  7.500%, 01/27/35 (d).......................       188,930
       1,000,000 Varick Structured Asset Fund, Ltd. (144A)
                  3.540%, 11/01/35...........................        10,000
                                                              -------------
                                                                 13,893,301
                                                              -------------

                 AUTO PARTS--0.3%
         250,000 BREED Technologies, Inc.
                  9.250%, 04/15/08 (g) (i)...................             0
         300,000 CSK Auto, Inc. 7.000%, 01/15/14.............       286,500
         300,000 Dana Corp. 7.000%, 03/01/29.................       262,081
         250,000 Key Plastics Holdings, Inc.
                  10.250%, 03/15/07 (f)......................         2,813
         100,000 Tenneco Automotive, Inc.
                  10.250%, 07/15/13..........................       113,000
         150,000 Tenneco Automotive, Inc.
                  8.625%, 11/15/14...........................       150,750
         201,000 TRW Automotive, Inc. 9.375%, 02/15/13.......       222,607
                                                              -------------
                                                                  1,037,751
                                                              -------------

                 AUTOMOBILES--0.5%
       1,425,000 DaimlerChrysler North America Holdings Corp.
                  4.050%, 06/04/08...........................     1,403,175
         125,000 Ford Motor Co. 6.625%, 10/01/28.............        98,056
         625,000 Ford Motor Co. 7.450%, 07/16/31.............       521,760
                                                              -------------
                                                                  2,022,991
                                                              -------------

                 BUILDING & CONSTRUCTION--0.2%
         450,000 Associated Materials, Inc.
                  0/11.250%, 03/01/14 (e)....................       285,750
         250,000 Collins & Aikman Floorcovering Corp.
                  10.000%, 01/15/07..........................       251,650
         150,000 Nortek, Inc. 8.500%, 09/01/14...............       139,500
         150,000 Texas Industries, Inc. (144A)
                  7.250%, 07/15/13...........................       153,750
                                                              -------------
                                                                    830,650
                                                              -------------

                 BUSINESS SERVICES--0.4%
         150,000 Cenveo, Inc. 9.625%, 03/15/12...............       162,000
         175,000 Cenveo, Inc. 7.875%, 12/01/13...............       166,250

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-329

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

BONDS & NOTES--(CONTINUED)

         FACE                                                    VALUE
        AMOUNT                                                  (NOTE 1)
     ----------------------------------------------------------------------

                  BUSINESS SERVICES--(CONTINUED)
     $    150,000 Corrections Corp. of America
                   6.250%, 03/15/13.......................... $     148,875
          150,000 Houghton Mifflin Co.
                   0/11.250%, 10/15/13 (e)...................       109,500
          125,000 Iron Mountain, Inc. 8.250%, 07/01/11.......       126,875
           50,000 Iron Mountain, Inc. 8.625%, 04/01/13.......        51,750
          125,000 Iron Mountain, Inc. 7.750%, 01/15/15.......       125,625
          250,000 Iron Mountain, Inc. 6.625%, 01/01/16.......       231,250
          200,000 R.H. Donnelley, Inc. (144A)
                   10.875%, 12/15/12.........................       232,500
          157,000 SITEL Corp. 9.250%, 03/15/06...............       155,430
                                                              -------------
                                                                  1,510,055
                                                              -------------

                  CHEMICALS--1.0%
           22,727 Applied Extrusion Technologies, Inc. (144A)
                   12.000%, 03/15/12.........................        22,784
          140,000 Borden Chemicals & Plastics, L.P.
                   9.500%, 05/01/49 (f)......................         2,450
          275,000 Compass Minerals Group, Inc.
                   10.000%, 08/15/11.........................       299,750
          225,000 Equistar Chemicals, L.P.
                   10.625%, 05/01/11.........................       248,344
          275,000 Ethyl Corp. 8.875%, 05/01/10...............       284,969
          175,000 FMC Corp. 10.250%, 11/01/09................       197,094
           25,000 FMC Corp. 7.750%, 07/01/11.................        27,500
          200,000 Huntsman Advanced Materials, LLC
                   11.000%, 07/15/10.........................       226,000
           30,000 Huntsman ICI Chemicals, LLC
                   10.125%, 07/01/09.........................        30,863
          375,000 Huntsman International Holdings, LLC
                   9.875%, 03/01/09..........................       401,250
          500,000 ISP Chemco, Inc. 10.250%, 07/01/11.........       545,000
            5,000 Lyondell Chemical Co. 9.875%, 05/01/07.....         5,125
          100,000 Lyondell Chemical Co. 9.500%, 12/15/08.....       106,375
          150,000 Lyondell Chemical Co. 11.125%, 07/15/12....       170,250
          200,000 Methanex Corp. 8.750%, 08/15/12............       228,750
          175,000 Millennium America, Inc.
                   9.250%, 06/15/08..........................       189,437
          275,000 OM Group, Inc. 9.250%, 12/15/11............       275,000
          125,000 PQ Corp. (144A) 7.500%, 02/15/13...........       122,812
          125,000 Resolution Performance Products, Inc.
                   9.500%, 04/15/10..........................       128,750
          200,000 Resolution Performance Products, Inc.
                   13.500%, 11/15/10.........................       215,000
          275,000 Rhodia S.A. 7.625%, 06/01/10...............       266,750
           50,000 Rhodia S.A. 8.875%, 06/01/11...............        48,125
          162,000 Westlake Chemical Corp.
                   8.750%, 07/15/11..........................       176,175
                                                              -------------
                                                                  4,218,553
                                                              -------------

                  COLLATERALIZED MORTGAGE OBLIGATIONS--1.2%
        1,250,000 Bank of America Large Loan, Inc. (144A)
                   4.120%, 11/15/15 (d)......................     1,258,494
           88,989 CMO Holdings II, Ltd. (144A)
                   6.500%, 08/25/05..........................        88,997

        FACE                                                      VALUE
       AMOUNT                                                    (NOTE 1)
    ------------------------------------------------------------------------

                 COLLATERALIZED MORTGAGE OBLIGATIONS--(CONTINUED)
    $    202,726 CMO Holdings II, Ltd. (144A)
                  5.000%, 05/25/34............................ $     201,471
         803,630 Commerce 2001 J2 (144A)
                  5.447%, 07/16/34............................       835,523
         475,000 Commercial Mortgage Asset Trust
                  7.350%, 01/17/32............................       561,177
         386,197 Commercial Mortgage Pass-Through Certificate
                  (144A) 4.220%, 11/15/15 (d).................       388,051
      11,485,935 First Union National Bank Commercial Mortgage
                  0.775%, 05/17/32 (d) (h)....................       318,927
       1,250,000 Merit Securities Corp. (144A)
                  4.820%, 09/28/32 (d)........................     1,238,191
                                                               -------------
                                                                   4,890,831
                                                               -------------

                 COMMUNICATIONS SERVICES--0.6%
         200,000 Advanstar Communications, Inc.
                  10.750%, 08/15/10...........................       218,500
          43,000 American Tower Corp. 9.375%, 02/01/09........        45,096
         150,000 American Tower Corp. 7.500%, 05/01/12........       160,125
          80,000 American Tower Escrow Corp. Zero
                  Coupon, 08/01/08............................        61,400
         250,000 Centennial Communications Corp.
                  10.125%, 06/15/13...........................       282,500
         325,000 Centennial Communications Corp.
                  1.000%, 02/01/14............................       346,125
         675,000 Lucent Technologies, Inc.
                  6.450%, 03/15/29............................       604,125
         100,000 Muzak, LLC 10.000%, 02/15/09.................        83,000
         150,000 Muzak, LLC 9.875%, 03/15/09..................        72,375
         235,000 SBA Communications Corp.
                  0/9.750%, 12/15/11 (e)......................       216,200
         150,000 SpectraSite, Inc. 8.250%, 05/15/10...........       159,000
                                                               -------------
                                                                   2,248,446
                                                               -------------

                 COMPUTERS & BUSINESS EQUIPMENT--0.1%
         150,000 Interface, Inc. 7.300%, 04/01/08.............       153,000
         225,000 Seagate Technology HDD Holdings
                  8.000%, 05/15/09............................       239,344
                                                               -------------
                                                                     392,344
                                                               -------------

                 CONGLOMERATES--0.1%
         400,000 KI Holdings, Inc. 0/9.875%, 11/15/14 (e).....       232,000
                                                               -------------

                 CONTAINERS & GLASS--0.7%
         250,000 Anchor Glass Container Corp.
                  11.000%, 02/15/13...........................       195,000
         325,000 Berry Plastics Corp. 10.750%, 07/15/12.......       354,656
         300,000 Graphic Packaging International Corp.
                  9.500%, 08/15/13............................       302,250
         500,000 Jefferson Smurfit Corp. 8.250%, 10/01/12.....       502,500
         225,000 Owens-Brockway Glass Container, Inc.
                  7.750%, 05/15/11............................       239,062
          50,000 Owens-Brockway Glass Container, Inc.
                  8.250%, 05/15/13............................        54,313
         275,000 Owens-Illinois, Inc. 7.350%, 05/15/08........       285,312

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-330

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

BONDS & NOTES--(CONTINUED)

          FACE                                                 VALUE
         AMOUNT                                               (NOTE 1)
      -------------------------------------------------------------------

                   CONTAINERS & GLASS--(CONTINUED)
      $    375,000 Plastipak Holdings, Inc.
                    10.750%, 09/01/11...................... $     413,437
           125,000 Pliant Corp. 11.125%, 09/01/09..........       121,875
           275,000 Radnor Holdings Corp.
                    11.000%, 03/15/10......................       187,688
            75,000 Stone Container Corp. 9.750%, 02/01/11..        79,313
           250,000 Tekni-Plex, Inc. (144A) 8.750%, 11/15/13       221,875
                                                            -------------
                                                                2,957,281
                                                            -------------

                   COSMETICS & PERSONAL CARE--0.2%
           200,000 Del Labratories, Inc. 8.000%, 02/01/12..       172,000
           225,000 General Nutrition Centers, Inc.
                    8.500%, 12/01/10.......................       180,000
           147,000 Jafra Cosmetics International, Inc.
                    10.750%, 05/15/11......................       164,640
           125,000 Playtex Products, Inc. 9.375%, 06/01/11.       131,563
                                                            -------------
                                                                  648,203
                                                            -------------

                   ELECTRICAL UTILITIES--1.0%
         1,200,000 Appalachian Power Co. 5.950%, 05/15/33..     1,290,977
            50,000 Calpine Corp. 7.875%, 04/01/08..........        35,000
           350,000 Calpine Corp. (144A) 8.500%, 07/15/10...       269,500
            40,000 Calpine Corp. (144A) 8.750%, 07/15/13...        29,600
           150,000 Calpine Generating Co., LLC
                    12.390%, 04/01/11 (d)..................       136,500
           325,000 Mirant Americas Generation, LLC
                    9.125%, 05/01/31.......................       351,812
           525,000 Reliant Resources, Inc. 9.500%, 07/15/13       582,750
           125,000 Texas Genco, LLC (144A) 6.875%, 12/15/14       131,563
            75,000 The AES Corp. 9.500%, 06/01/09..........        83,625
           200,000 The AES Corp. 9.375%, 09/15/10..........       226,500
            75,000 The AES Corp. 8.875%, 02/15/11..........        83,625
           200,000 The AES Corp. 7.750%, 03/01/14..........       217,000
            50,000 Williams Cos., Inc. 7.125%, 09/01/11....        54,000
           100,000 Williams Cos., Inc. 7.625%, 07/15/19....       112,500
           125,000 Williams Cos., Inc. 7.875%, 09/01/21....       142,188
           325,000 Williams Cos., Inc. 8.750%, 03/15/32....       390,406
                                                            -------------
                                                                4,137,546
                                                            -------------

                   ENERGY--1.1%
           300,000 Allegheny Energy Supply Co., LLC (144A)
                    10.250%, 11/15/07......................       330,000
         1,125,000 Duke Energy Co. 4.200%, 10/01/08........     1,120,968
           250,000 Dynegy Holdings, Inc. 7.125%, 05/15/18..       238,125
           575,000 Dynegy Holdings, Inc. 7.625%, 10/15/26..       547,688
            50,000 Dynegy Holdings, Inc. (144A)
                    9.875%, 07/15/10.......................        55,250
           475,000 Edison Mission Energy 9.875%, 04/15/11..       556,344
           200,000 El Paso Energy Corp. 7.875%, 06/15/12...       206,000
            75,000 El Paso Energy Corp. 7.800%, 08/01/31...        72,937
           575,000 El Paso Energy Corp. 7.750%, 01/15/32...       560,625
           605,000 NRG Energy, Inc. (144A) 8.000%, 12/15/13       638,275
                                                            -------------
                                                                4,326,212
                                                            -------------

         FACE                                                    VALUE
        AMOUNT                                                  (NOTE 1)
     ----------------------------------------------------------------------

                  ENVIRONMENTAL CONTROL--0.2%
     $     25,000 Aleris International, Inc. 9.000%, 11/15/14 $      25,875
           75,000 Allied Waste North America, Inc.
                   8.500%, 12/01/08..........................        78,656
          183,000 Allied Waste North America, Inc.
                   9.250%, 09/01/12..........................       197,640
           75,000 Allied Waste North America, Inc.
                   7.875%, 04/15/13..........................        76,688
          150,000 Allied Waste North America, Inc.
                   7.375%, 04/15/14..........................       138,750
          275,000 Allied Waste North America, Inc. (144A)
                   7.250%, 03/15/15..........................       266,062
          250,000 Safety-Kleen Services, Inc.
                   9.250%, 06/01/08 (g)......................         1,003
                                                              -------------
                                                                    784,674
                                                              -------------

                  FEDERAL AGENCIES--34.0%
              173 Federal Home Loan Mortgage Corp.
                   11.565%, 06/15/21 (d) (h).................           339
       22,600,000 Federal Home Loan Mortgage Corp.
                   5.000%, TBA...............................    22,550,551
        6,000,000 Federal Home Loan Mortgage Corp.
                   5.500%, TBA...............................     6,082,500
            8,305 Federal National Mortgage Association
                   10.400%, 04/25/19.........................         8,948
          286,922 Federal National Mortgage Association
                   8.500%, 08/01/19..........................       312,098
           38,389 Federal National Mortgage Association
                   6.500%, 03/01/26..........................        39,877
            7,709 Federal National Mortgage Association
                   7.000%, 05/01/26..........................         8,146
           11,194 Federal National Mortgage Association
                   8.000%, 08/01/27..........................        12,067
           13,762 Federal National Mortgage Association
                   7.500%, 12/01/29..........................        14,683
           25,815 Federal National Mortgage Association
                   7.500%, 06/01/30..........................        27,541
           22,809 Federal National Mortgage Association
                   7.500%, 08/01/30..........................        24,329
           95,672 Federal National Mortgage Association
                   7.500%, 11/01/30..........................       102,229
           23,713 Federal National Mortgage Association
                   7.500%, 01/01/31..........................        25,293
          464,135 Federal National Mortgage Association
                   8.000%, 01/01/31..........................       499,427
           11,473 Federal National Mortgage Association
                   7.500%, 02/01/31..........................        12,259
           15,273 Federal National Mortgage Association
                   7.500%, 03/01/31..........................        16,290
       13,000,000 Federal National Mortgage Association
                   4.000%, TBA...............................    12,731,875
        8,100,000 Federal National Mortgage Association
                   4.500%, TBA...............................     7,920,277
       41,875,000 Federal National Mortgage Association
                   5.000%, TBA...............................    41,875,000
       25,000,000 Federal National Mortgage Association
                   5.500%, TBA...............................    25,335,950

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-331

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

BONDS & NOTES--(CONTINUED)

           FACE                                               VALUE
          AMOUNT                                             (NOTE 1)
       -----------------------------------------------------------------

                    FEDERAL AGENCIES--(CONTINUED)
       $ 10,000,000 Federal National Mortgage Association
                     6.000%, TBA.......................... $  10,250,000
         10,000,000 Federal National Mortgage Association
                     6.500%, TBA..........................    10,346,880
                                                           -------------
                                                             138,196,559
                                                           -------------

                    FINANCE & BANKING--2.3%
          1,950,000 Bank of America Corp. 7.400%, 01/15/11     2,231,734
          1,125,000 Capital One Bank 4.875%, 05/15/08.....     1,141,787
          1,500,000 CIT Group, Inc. 7.750%, 04/02/12......     1,759,252
          1,850,000 HSBC Finance Corp. 5.250%, 04/15/15...     1,899,758
            600,000 Independence Community Bank Corp.
                     3.500%, 06/20/13 (d).................       579,342
          1,335,000 Standard Chartered Bank (144A)
                     8.000%, 05/30/31.....................     1,820,640
                                                           -------------
                                                               9,432,513
                                                           -------------

                    FINANCIAL SERVICES--2.9%
             46,590 Ahold Lease USA, Inc. 7.820%, 01/02/20        50,318
            118,000 Alamosa Delaware, Inc.
                     0/12.000%, 07/31/09 (e)..............       130,095
            146,000 Alamosa Delaware, Inc.
                     11.000%, 07/31/10....................       163,702
            227,000 BCP Crystal U.S. Holdings Corp.
                     9.625%, 06/15/14.....................       254,240
            100,000 Borden Finance Corp. (144A)
                     9.000%, 07/15/14.....................       101,750
          2,025,000 Countrywide Funding Corp.
                     4.000%, 03/22/11.....................     1,952,959
            375,000 Devon Financing Corp. 6.875%, 09/30/11       419,613
          1,325,000 Ford Motor Credit Co. 7.875%, 06/15/10     1,309,368
             40,000 General Motors Acceptance Corp.
                     7.250%, 03/02/11.....................        37,507
          1,325,000 General Motors Acceptance Corp.
                     6.875%, 09/15/11.....................     1,223,091
            645,000 General Motors Acceptance Corp.
                     6.750%, 12/01/14.....................       577,065
             75,000 General Motors Acceptance Corp.
                     8.000%, 11/01/31.....................        66,926
          1,400,000 International Lease Finance Corp.
                     4.375%, 11/01/09.....................     1,402,443
            875,000 Lombardy Region 5.804%, 10/25/32......       997,773
            425,000 MBNA Corp. 6.250%, 01/17/07...........       438,517
            900,000 MBNA Corp. 4.625%, 09/15/08...........       912,265
            580,000 Novastar Finance, Inc.
                     4.289%, 06/25/34 (d).................       581,374
            925,000 Sprint Capital Corp. 8.375%, 03/15/12.     1,112,609
            275,000 Zeus Special Subsidiary, Ltd. (144A)
                     0/9.250%, 02/01/15 (e)...............       183,562
                                                           -------------
                                                              11,915,177
                                                           -------------

                    FOOD & BEVERAGES--1.3%
            275,000 Constellation Brands, Inc.
                     8.125%, 01/15/12.....................       294,250
            100,000 del Monte Corp. 8.625%, 12/15/12......       110,000

          FACE                                                  VALUE
         AMOUNT                                                (NOTE 1)
      --------------------------------------------------------------------

                   FOOD & BEVERAGES--(CONTINUED)
      $    125,000 Dole Foods Co., Inc. 8.750%, 07/15/13 (d) $     135,312
           125,000 Friendly Ice Cream Corp.
                    8.375%, 06/15/12........................       121,250
           200,000 Hines Nurseries, Inc. 10.250%, 10/01/11..       206,000
         1,950,000 Kraft Foods, Inc. 5.625%, 11/01/11.......     2,068,605
            10,330 Nutritional Sourcing Corp.
                    10.125%, 08/01/09.......................         7,231
           150,000 Pilgrim's Pride Corp. 9.250%, 11/15/13...       166,500
           225,000 Pinnacle Foods Holding Corp.
                    8.250%, 12/01/13........................       201,375
         1,200,000 Safeway, Inc. 7.250%, 02/01/31...........     1,389,558
           275,000 Sbarro, Inc. 11.000%, 09/15/09...........       276,375
           150,000 Swift & Co. 10.125%, 10/01/09............       163,500
                                                             -------------
                                                                 5,139,956
                                                             -------------

                   FOREST PRODUCTS & PAPER--0.2%
           150,000 Appleton Papers, Inc. 9.750%, 06/15/14...       144,750
           150,000 Boise Cascade, LLC (144A)
                    7.125%, 10/15/14........................       147,375
           125,000 Bowater, Inc. 6.500%, 06/15/13...........       123,438
           160,000 Buckeye Technologies, Inc.
                    9.250%, 09/15/08........................       160,000
            75,000 Buckeye Technologies, Inc.
                    8.000%, 10/15/10........................        72,000
           250,000 Newark Group, Inc. 9.750%, 03/15/14......       230,000
                                                             -------------
                                                                   877,563
                                                             -------------

                   GAS & OIL--1.3%
           425,000 Chesapeake Energy Corp. (144A)
                    6.375%, 06/15/15........................       435,625
           750,000 Entergy Gulf Systems, Inc.
                    6.200%, 07/01/33........................       783,716
           300,000 Exco Resources, Inc. 7.250%, 01/15/11....       300,000
           325,000 Forest Oil Corp. 8.000%, 12/15/11........       358,313
           225,000 Hanover Compressor Co. Zero
                    Coupon, 03/31/07........................       198,000
           625,000 Kerr-McGee Corp. 7.000%, 11/01/11........       623,437
           260,000 Magnum Hunter Resources, Inc.
                    9.600%, 03/15/12........................       288,600
           250,000 Plains Exploration & Production Co.
                    7.125%, 06/15/14........................       267,500
           275,000 Stone Energy Corp. 8.250%, 12/15/11......       288,063
           275,000 Universal Compression, Inc.
                    7.250%, 05/15/10........................       287,375
         1,385,000 Valero Energy Corp. 4.750%, 06/15/13.....     1,371,266
           125,000 Vintage Petroleum, Inc. 7.875%, 05/15/11.       131,875
                                                             -------------
                                                                 5,333,770
                                                             -------------

                   HEALTH CARE--2.0%
           225,000 aaiPharma, Inc. 12.000%, 04/01/10........       118,125
           275,000 Ameripath, Inc. 10.500%, 04/01/13........       278,438
           125,000 Davita, Inc. (144A) 7.250%, 03/15/15.....       128,438
           225,000 Extendicare Health Services, Inc.
                    9.500%, 07/01/10........................       243,000

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-332

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

BONDS & NOTES--(CONTINUED)

        FACE                                                      VALUE
       AMOUNT                                                    (NOTE 1)
    ------------------------------------------------------------------------

                 HEALTH CARE--(CONTINUED)
    $    275,000 Genesis Healthcare Corp.
                  8.000%, 10/15/13............................ $     297,687
         275,000 HCA, Inc. 6.375%, 01/15/15...................       285,342
       1,125,000 Humana, Inc. 6.300%, 08/01/18................     1,230,064
         225,000 IASIS Healthcare, LLC 8.750%, 06/15/14.......       244,125
         125,000 Icon Health & Fitness, Inc.
                  11.250%, 04/01/12...........................        95,625
         150,000 Insight Health Services Corp.
                  9.875%, 11/01/11............................       117,000
         225,000 Medical Device Manufacturing, Inc.
                  10.000%, 07/15/12...........................       241,875
         250,000 National Mentor, Inc. (144A)
                  9.625%, 12/01/12............................       263,125
         133,000 Psychiatric Solutions, Inc.
                  10.625%, 06/15/13...........................       147,630
         325,000 Tenet Healthcare Corp. 7.375%, 02/01/13......       320,937
          50,000 Tenet Healthcare Corp. 9.875%, 07/01/14......        53,625
         125,000 Tenet Healthcare Corp. 6.875%, 11/15/31......       105,000
         150,000 Vanguard Health Holdings Co. II, LLC
                  9.000%, 10/01/14............................       162,000
         200,000 Vanguard Health Holdings Co., LLC
                  0/11.250%, 10/01/15 (e).....................       142,000
         250,000 Warner Chilcott Corp. (144A)
                  8.750%, 02/01/15............................       243,125
       1,135,000 Wellpoint Health Networks, Inc.
                  6.375%, 01/15/12............................     1,251,656
       1,975,000 Wyeth 5.500%, 03/15/13 (d)...................     2,078,591
                                                               -------------
                                                                   8,047,408
                                                               -------------

                 HOTELS & RESTAURANTS--0.5%
         250,000 Carrols Corp. (144A) 9.000%, 01/15/13........       253,125
          75,000 Chumash Casino & Resort Enterprises
                  9.260%, 07/15/10 (d)........................        81,188
         125,000 Gaylord Entertainment Co.
                  6.750%, 11/15/14............................       122,187
          31,000 HMH Properties, Inc. 7.875%, 08/01/08........        31,465
         325,000 Inn of the Mountain Gods Resort
                  12.000%, 11/15/10...........................       375,375
         250,000 John Q Hammons Hotels, L.P.
                  8.875%, 05/15/12............................       272,500
         225,000 Park Place Entertainment Corp.
                  9.375%, 02/15/07............................       241,875
          50,000 Park Place Entertainment Corp.
                  8.125%, 05/15/11............................        57,500
         225,000 Sun International Hotels, Ltd.
                  8.875%, 08/15/11............................       240,750
         250,000 Turning Stone Casino Resort Enterprise (144A)
                  9.125%, 12/15/10............................       264,375
                                                               -------------
                                                                   1,940,340
                                                               -------------

                 HOUSEHOLD APPLIANCES & HOME FURNISHINGS--0.2%
         340,000 Home Interiors & Gifts, Inc.
                  10.125%, 06/01/08...........................       219,300
         225,000 Sealy Mattress Co. 8.250%, 06/15/14..........       227,250
         175,000 Simmons Bedding Co. 7.875%, 01/15/14.........       150,500

         FACE                                                    VALUE
        AMOUNT                                                  (NOTE 1)
     ----------------------------------------------------------------------

                  HOUSEHOLD APPLIANCES & HOME FURNISHINGS--(CONTINUED)
     $    163,000 Tempur-Pedic, Inc. 10.250%, 08/15/10....... $     179,300
           86,000 Windmere-Durable Holdings, Inc.
                   10.000%, 07/31/08.........................        78,260
                                                              -------------
                                                                    854,610
                                                              -------------

                  INDUSTRIAL MACHINERY--0.3%
          100,000 Blount International, Inc. 8.875%, 08/01/12       107,000
          125,000 Brand Services, Inc. 12.000%, 10/15/12.....       133,750
           25,000 Case New Holland, Inc. (144A)
                   9.250%, 08/01/11..........................        26,250
           50,000 Dresser-Rand Group, Inc. (144A)
                   7.375%, 11/01/14..........................        52,000
          150,000 Flowserve Corp. 12.250%, 08/15/10..........       162,000
          100,000 NMHG Holding Co. 10.000%, 05/15/09.........       105,000
          250,000 Sensus Metering Systems, Inc.
                   8.625%, 12/15/13..........................       232,500
          225,000 Terex Corp. 10.375%, 04/01/11..............       244,125
           50,000 Terex Corp. 7.375%, 01/15/14...............        51,750
                                                              -------------
                                                                  1,114,375
                                                              -------------

                  INVESTMENT BROKERAGE--0.9%
        1,600,000 JPMorgan Chase & Co. 6.625%, 03/15/12......     1,781,221
        1,825,000 Morgan Stanley 6.600%, 04/01/12............     2,029,040
                                                              -------------
                                                                  3,810,261
                                                              -------------

                  LEISURE--1.0%
          300,000 Argosy Gaming Co. 7.000%, 01/15/14.........       330,375
          300,000 Boyd Gaming Corp. 6.750%, 04/15/14.........       307,500
          225,000 Herbst Gaming, Inc. 8.125%, 06/01/12.......       238,500
          325,000 Isle of Capri Casinos, Inc.
                   7.000%, 03/01/14..........................       326,625
          225,000 Las Vegas Sands Corp. (144A)
                   6.375%, 02/15/15..........................       219,937
          575,000 MGM Mirage, Inc. 6.750%, 09/01/12..........       592,250
          125,000 Mohegan Tribal Gaming Authority
                   7.125%, 08/15/14..........................       130,938
          150,000 Mohegan Tribal Gaming Authority (144A)
                   6.875%, 02/15/15..........................       153,375
          300,000 Penn National Gaming, Inc. (144A)
                   6.750%, 03/01/15..........................       297,750
          250,000 Pinnacle Entertainment, Inc.
                   8.750%, 10/01/13..........................       265,000
          225,000 Riddell Bell Holdings, Inc.
                   8.375%, 10/01/12..........................       225,562
          225,000 Seneca Gaming Corp. 7.250%, 05/01/12.......       232,594
          125,000 Six Flags, Inc. 9.750%, 04/15/13...........       117,969
          125,000 Six Flags, Inc. 9.625%, 06/01/14...........       116,875
          300,000 Station Casinos, Inc. 6.875%, 03/01/16.....       308,250
                                                              -------------
                                                                  3,863,500
                                                              -------------

                  MEDIA--1.5%
          350,000 Cablevision Systems Corp.
                   7.890%, 04/01/09 (d)......................       350,875
          250,000 Cadmus Communications Corp.
                   8.375%, 06/15/14..........................       257,187

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-333

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

BONDS & NOTES--(CONTINUED)

          FACE                                                  VALUE
         AMOUNT                                                (NOTE 1)
      --------------------------------------------------------------------

                   MEDIA--(CONTINUED)
      $    348,767 CanWest Media, Inc. 8.000%, 09/15/12..... $     367,077
           250,000 CBD Media Holdings, LLC
                    9.250%, 07/15/12........................       253,125
            50,000 Charter Communication Holdings, LLC
                    8.625%, 04/01/09........................        37,125
           625,000 Charter Communication Holdings, LLC
                    10.000%, 04/01/09.......................       482,812
           200,000 Charter Communication Holdings, LLC
                    10.250%, 01/15/10.......................       148,500
           200,000 Charter Communication Holdings, LLC
                    0/11.750%, 01/15/10 (e).................       157,000
           275,000 Charter Communication Holdings, LLC
                    0/11.750%, 05/15/11 (e).................       182,187
            70,000 Charter Communication Holdings, LLC
                    10.000%, 05/15/11.......................        51,100
            75,000 Charter Communication Holdings, LLC
                    0/12.125%, 01/15/12 (e).................        43,313
           425,000 Cinemark, Inc. 0/9.750%, 03/15/14 (e)....       282,625
           100,000 CSC Holdings, Inc. 10.500%, 05/15/16.....       107,500
           244,000 Dex Media West, LLC 9.875%, 08/15/13.....       278,160
           425,000 Dex Media West, LLC
                    0/9.000%, 11/15/13 (e)..................       342,125
           146,000 DIRECTV Holdings, LLC 8.375%, 03/15/13...       161,695
           450,000 DIRECTV Holdings, LLC (144A)
                    6.375%, 06/15/15........................       447,750
           125,000 Emmis Communications Corp. (144A)
                    9.314%, 06/15/12 (d)....................       127,188
           250,000 Insight Midwest, L.P. 10.500%, 11/01/10..       265,000
           150,000 Interep National Radio Sales, Inc.
                    10.000%, 07/01/08.......................       124,688
           250,000 Lodgenet Entertainment Corp.
                    9.500%, 06/15/13........................       272,500
            25,000 Loews Cineplex Entertainment Corp. (144A)
                    9.000%, 08/01/14........................        24,188
           225,000 Nextmedia Operating, Inc.
                    10.750%, 07/01/11.......................       244,406
           200,000 Radio One, Inc. 8.875%, 07/01/11.........       214,750
           175,000 Rainbow National Services, LLC (144A)
                    10.375%, 09/01/14.......................       201,250
           275,000 Sinclair Broadcast Group, Inc.
                    8.000%, 03/15/12........................       281,875
           250,000 Vertis, Inc. 9.750%, 04/01/09............       260,000
           250,000 Young Broadcasting, Inc.
                    10.000%, 03/01/11.......................       237,500
                                                             -------------
                                                                 6,203,501
                                                             -------------

                   METALS--0.2%
            75,000 Alaska Steel Corp. 7.875%, 02/15/09......        68,250
           225,000 Imco Recycling, Inc. 10.375%, 10/15/10...       246,938
           375,000 Mueller Holdings, Inc.
                    0/14.750%, 04/15/14 (e).................       273,750
                                                             -------------
                                                                   588,938
                                                             -------------

                   REAL ESTATE--0.7%
           850,000 Boston Properties, L.P. (REIT)
                    6.250%, 01/15/13........................       926,147

      FACE                                                         VALUE
     AMOUNT                                                       (NOTE 1)
  ---------------------------------------------------------------------------

               REAL ESTATE--(CONTINUED)
  $    225,000 Felcor Lodging, L.P. (REIT)
                9.000%, 06/01/11 (d)........................... $     245,812
       100,000 Host Marriot, L.P. (REIT) 9.500%, 01/15/07......       106,000
       350,000 Host Marriot, L.P. (REIT) (144A)
                6.375%, 03/15/15...............................       346,500
     1,125,000 iStar Financial, Inc. (REIT)
                5.150%, 03/01/12...............................     1,111,884
        75,000 Meristar Hospitality Operating Partnership, L.P.
                (REIT) 10.500%, 06/15/09.......................        80,250
       200,000 Meristar Hospitality Operating Partnership, L.P.
                (REIT) 9.125%, 01/15/11........................       210,000
                                                                -------------
                                                                    3,026,593
                                                                -------------

               RETAIL--0.7%
       250,000 Doane Pet Care Co. 9.750%, 05/15/07.............       243,125
        50,000 Doane Pet Care Co. 10.750%, 03/01/10............        52,875
       125,000 Finlay Fine Jewelry Corp.
                8.375%, 06/01/12...............................       112,656
       150,000 Leslie's Poolmart, Inc. 7.750%, 02/01/13........       151,500
       350,000 NEBCO Evans Holdings Co.
                0/12.375%, 07/15/07 (e) (g) (i)................             0
       125,000 PETCO Animal Supplies, Inc.
                10.750%, 11/01/11..............................       139,375
       125,000 Rite Aid Corp. 11.250%, 07/01/08................       132,031
       225,000 Rite Aid Corp. 7.500%, 01/15/15.................       216,000
       325,000 Saks, Inc. 7.000%, 12/01/13.....................       325,000
     1,225,000 The Limited, Inc. 6.950%, 03/01/33..............     1,275,834
                                                                -------------
                                                                    2,648,396
                                                                -------------

               SEMICONDUCTORS--0.1%
       275,000 Amkor Technologies, Inc. 9.250%, 02/15/08.......       264,000
       175,000 Amkor Technologies, Inc.
                10.500%, 05/01/09..............................       150,938
        50,000 Amkor Technologies, Inc. 7.125%, 03/15/11.......        43,250
                                                                -------------
                                                                      458,188
                                                                -------------

               TELECOMMUNICATIONS--2.2%
     1,000,000 AOL Time Warner, Inc. 7.625%, 04/15/31..........     1,248,889
       950,000 AT&T Broadband Corp. 8.375%, 03/15/13...........     1,158,383
       900,000 AT&T Wireless Services, Inc.
                8.750%, 03/01/31...............................     1,261,474
       100,000 Intelsat Bermuda, Ltd. (144A)
                7.805%, 01/15/12 (d)...........................       101,750
       225,000 iPCS, Inc. 11.500%, 05/01/12....................       250,875
       375,000 MCI, Inc. 8.735%, 05/01/14 (d)..................       420,469
        50,000 Mediacom Broadband, LLC
                9.500%, 01/15/13...............................        49,875
       175,000 Mediacom Broadband, LLC
                11.000%, 07/15/13..............................       189,438
       250,000 Nextel Communications, Inc.
                6.875%, 10/31/13...............................       267,188
       450,000 Nextel Communications, Inc.
                7.375%, 08/01/15...............................       486,000
        65,000 PanAmSat Corp. 9.000%, 08/15/14.................        70,931

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-334

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

BONDS & NOTES--(CONTINUED)

          FACE                                                  VALUE
         AMOUNT                                                (NOTE 1)
      --------------------------------------------------------------------

                   TELECOMMUNICATIONS--(CONTINUED)
      $    275,000 Qwest Services Corp.
                    13.500%, 12/15/10 (d)................... $     317,625
           475,000 Qwest Services Corp.
                    14.000%, 12/15/14 (d)...................       575,937
           275,000 Qwest Services Corp. (144A)
                    8.875%, 03/15/12 (d)....................       299,063
           225,000 Ubiquitel Operating Co. 9.875%, 03/01/11.       246,938
         1,930,000 Verizon Florida, Inc. 6.125%, 01/15/13...     2,069,249
            75,000 Western Wireless Corp. 9.250%, 07/15/13..        85,406
                                                             -------------
                                                                 9,099,490
                                                             -------------

                   TRANSPORTATION--0.3%
           200,000 Holt Group, Inc. 9.750%, 01/15/06 (g) (i)             0
         1,325,000 Union Pacific Corp. 3.625%, 06/01/10.....     1,273,192
                                                             -------------
                                                                 1,273,192
                                                             -------------

                   U.S. TREASURY--15.5%
           200,000 United States Treasury Bonds
                    6.125%, 11/15/27........................       252,578
           910,000 United States Treasury Bonds
                    5.500%, 08/15/28........................     1,071,632
         2,000,000 United States Treasury Bonds
                    5.250%, 11/15/28........................     2,284,296
         1,000,000 United States Treasury Bonds
                    6.125%, 08/15/29........................     1,276,836
           125,000 United States Treasury Bonds
                    5.375%, 02/15/31........................       147,500
         4,800,000 United States Treasury Notes
                    3.625%, 01/15/10........................     4,777,310
         7,400,000 United States Treasury Notes
                    6.500%, 02/15/10........................     8,258,230
           600,000 United States Treasury Notes
                    4.000%, 03/15/10........................       606,539
        16,500,000 United States Treasury Notes
                    4.000%, 04/15/10........................    16,680,477
         8,000,000 United States Treasury Notes
                    3.875%, 05/15/10........................     8,045,624
         8,000,000 United States Treasury Notes
                    5.000%, 02/15/11........................     8,499,688
         8,805,000 United States Treasury Notes
                    4.000%, 02/15/14........................     8,857,971
         2,330,000 United States Treasury Notes
                    4.250%, 11/15/14........................     2,384,701
                                                             -------------
                                                                63,143,382
                                                             -------------

                   YANKEE--11.3%
           175,000 Abitibi Consolidated, Inc.
                    8.550%, 08/01/10........................       182,438
           175,000 Bowater Canada Finance Corp.
                    7.950%, 11/15/11........................       185,281
         1,250,000 Burlington Resources Finance Co.
                    5.600%, 12/01/06........................     1,269,485
         1,500,000 Corporacion Andina de Fomento
                    6.875%, 03/15/12........................     1,679,484

          FACE                                                  VALUE
         AMOUNT                                                (NOTE 1)
      --------------------------------------------------------------------

                   YANKEE--(CONTINUED)
      $  3,141,810 Federative Republic of Brazil
                    4.125%, 04/15/12 (d).................... $   3,020,222
         2,617,626 Federative Republic of Brazil
                    8.000%, 04/15/14 (d)....................     2,676,523
           275,000 Federative Republic of Brazil
                    10.500%, 07/14/14.......................       325,188
           225,000 Federative Republic of Brazil
                    8.875%, 10/14/19........................       238,500
           850,000 Federative Republic of Brazil
                    10.125%, 05/15/27.......................       984,725
           805,000 Federative Republic of Brazil
                    12.250%, 03/06/30.......................     1,078,700
           600,000 Federative Republic of Brazil
                    11.000%, 08/17/40.......................       721,800
         1,025,000 Government of Russia 11.000%, 07/24/18...     1,526,122
           250,000 JSG Funding, Plc. 9.625%, 10/01/12.......       250,000
           200,000 Norske Skog Canada, Ltd.
                    8.625%, 06/15/11........................       206,250
           275,000 Novelis, Inc. (144A) 7.250%, 02/15/15....       276,031
           200,000 Petronas Capital, Ltd. (144A)
                    7.000%, 05/22/12........................       228,596
           900,000 Precision Drilling Corp. 5.625%, 06/01/14       930,562
         2,075,000 Province of Quebec Canada
                    4.600%, 05/26/15........................     2,098,929
           425,000 Republic of Argentina
                    3.010%, 08/03/12 (d)....................       384,413
           390,729 Republic of Argentina
                    8.280%, 12/31/33 (d)....................       359,470
           225,000 Republic of Bulgaria 8.250%, 01/15/15....       283,444
           375,000 Republic of Columbia
                    10.000%, 01/23/12.......................       436,875
           150,000 Republic of Columbia 10.750%, 01/15/13...       182,400
           300,000 Republic of Columbia 8.125%, 05/21/24....       299,250
           110,000 Republic of Columbia 8.375%, 02/15/27....       111,375
           375,000 Republic of Columbia 10.375%, 01/28/33...       447,187
           530,000 Republic of Ecuador 12.000%, 11/15/12....       498,730
            50,000 Republic of Ecuador 8.000%, 08/15/30 (d).        42,000
           260,000 Republic of Panama 9.625%, 02/08/11......       310,700
           316,656 Republic of Panama 3.750%, 07/17/14 (d)..       310,323
           450,000 Republic of Panama 9.375%, 01/16/23......       555,750
           300,000 Republic of Peru 9.125%, 02/21/12........       351,000
           225,000 Republic of Peru 9.875%, 02/06/15........       278,438
           771,500 Republic of Peru 5.000%, 03/07/17 (d)....       732,255
           725,000 Republic of Philippines 8.375%, 03/12/09.       767,594
           225,000 Republic of Philippines 8.875%, 03/17/15.       234,562
           900,000 Republic of Philippines 9.875%, 01/15/19.       973,125
           425,000 Republic of Philippines 10.625%, 03/16/25       475,469
           275,000 Republic of South Africa 6.500%, 06/02/14       306,969
           500,000 Republic of Turkey 9.000%, 06/30/11......       567,500
           550,000 Republic of Turkey 11.500%, 01/23/12.....       702,625
           165,000 Republic of Turkey 11.000%, 01/14/13.....       208,312
           500,000 Republic of Turkey 11.875%, 01/15/30.....       723,125
           375,000 Republic of Venezeula 8.500%, 10/08/14...       389,438
         1,175,000 Republic of Venezuela 10.750%, 09/19/13..     1,375,337
           200,000 Republic of Venezuela 9.250%, 09/15/27...       209,700
         5,120,000 Russian Federation 5.000%, 03/31/30 (d)..     5,708,800

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-335

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

BONDS & NOTES--(CONTINUED)
                                               PREFERRED STOCKS--(CONTINUED)

           FACE                                                VALUE
          AMOUNT                                              (NOTE 1)
       ------------------------------------------------------------------

                    YANKEE--(CONTINUED)
       $    275,000 Smurfit Capital 7.500%, 11/20/25....... $     258,500
            900,000 Telecom Italia Capital (144A)
                     4.000%, 01/15/10......................       874,506
            150,000 The Jean Coutu Group, Inc.
                     8.500%, 08/01/14......................       148,125
            175,000 Ukraine Government International Bond
                     6.875%, 03/04/11......................       184,809
            150,000 Ukraine Government International Bond
                     7.650%, 06/11/13......................       165,712
            825,000 United Mexican States 6.375%, 01/16/13.       885,637
          2,400,000 United Mexican States 5.875%, 01/15/14.     2,504,400
          2,075,000 United Mexican States 6.625%, 03/03/15.     2,283,537
            200,000 United Mexican States 8.000%, 09/24/22.       245,000
            575,000 United Mexican States 8.300%, 08/15/31.       715,875
            675,000 United Mexican States 7.500%, 04/08/33.       774,563
            815,000 United Utilities, Plc. 4.550%, 06/19/18       765,939
             49,000 Yell Finance BV 0/13.500%, 08/01/11 (e)        49,123
                                                            -------------
                                                               45,960,728
                                                            -------------
                    Total Bonds & Notes
                     (Identified Cost $365,516,877)........   369,948,709
                                                            -------------

       COMMON STOCKS--0.4%
          SHARES
       ------------------------------------------------------------------

                    CHEMICALS--0.0%
              2,164 Applied Extrusion Technologies, Inc.
                     (Class B) (b).........................        50,386
                                                            -------------

                    COMMERCIAL SERVICES & SUPPLIES--0.0%
              8,621 Continental AFA Dispensing Co. (f).....        47,415
                                                            -------------

                    COMMUNICATIONS EQUIPMENT--0.1%
              4,644 SpectraSite, Inc. (b)..................       345,653
                                                            -------------

                    DIVERSIFIED TELECOMMUNICATION SERVICES--0.2%
              7,093 NTL, Inc. (b)..........................       485,303
              9,846 Telewest Global, Inc. (b)..............       224,292
                                                            -------------
                                                                  709,595
                                                            -------------

                    MEDIA--0.1%
              7,930 Liberty Global, Inc. (Class A) (b).....       370,082
                                                            -------------
                    Total Common Stocks
                     (Identified Cost $1,276,397)..........     1,523,131
                                                            -------------

       PREFERRED STOCKS--0.1%
       ------------------------------------------------------------------

                    DIVERSIFIED FINANCIAL SERVICES--0.0%
                840 TCR Holdings (Class B) (b).............             1
                462 TCR Holdings (Class C) (b) (i).........             0
              1,219 TCR Holdings (Class D) (b).............             1
              2,521 TCR Holdings (Class E) (b).............             3
                                                            -------------
                                                                        5
                                                            -------------

                                                                    VALUE
     SHARES                                                        (NOTE 1)
  ----------------------------------------------------------------------------

               WIRELESS TELECOMMUNICATION SERVICES--0.1%
           374 Alamosa Holdings, Inc............................ $     386,015
                                                                 -------------
               Total Preferred Stocks
                (Identified Cost $110,256)......................       386,020
                                                                 -------------

  WARRANTS--0.0%
  ----------------------------------------------------------------------------

               COMMUNICATIONS EQUIPMENT--0.0%
            80 American Tower Corp. (144A)......................        23,709
                                                                 -------------

               WIRELESS TELECOMMUNICATION SERVICES--0.0%
           125 Leap Wireless International, Inc. (144A) (b) (i).             0
                                                                 -------------

               YANKEE--0.0%
         3,750 Republic of Venezuela (b)........................        90,000
                                                                 -------------
               Total Warrants
                (Identified Cost $45,510).......................       113,709
                                                                 -------------

  ESCROW RECEIPTS--0.0%
      FACE
     AMOUNT
  ----------------------------------------------------------------------------

               FOOD & BEVERAGES--0.0%
  $    105,922 Vlasic Foods, Inc. 01/01/49 (f) (j)..............         3,834
                                                                 -------------
               Total Other
                (Identified Cost $0)............................         3,834
                                                                 -------------

  UNITS--0.0%
     SHARES
  ----------------------------------------------------------------------------

               THRIFTS & MORTGAGE FINANCE--0.0%
       229,692 ContiFinancial Corp. (Liquidating Unit Trust) (f)           287
                                                                 -------------
               Total Units
                (Identified Cost $0)............................           287
                                                                 -------------

  SHORT TERM INVESTMENTS--41.6%
      FACE
     AMOUNT
  ----------------------------------------------------------------------------

               COMMERCIAL PAPER--15.7%
  $ 10,525,000 Barton Capital Corp. 3.130%, 07/13/05............ $  10,514,019
     6,262,000 Chesham Lyall Holdings, Plc.
                3.160%, 07/13/05................................     6,255,404
    10,525,000 Concord Capital Co. 3.140%, 07/14/05.............    10,513,066
    10,500,000 Credit Suisse First Boston
                3.150%, 07/13/05................................    10,488,975
     5,265,000 DaimlerChrysler North America Holdings
                Corp. 3.310%, 07/14/05..........................     5,258,707

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-336

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

SHORT TERM INVESTMENTS--(CONTINUED)

         FACE                                                    VALUE
        AMOUNT                                                  (NOTE 1)
     ----------------------------------------------------------------------

                  COMMERCIAL PAPER--(CONTINUED)
     $  4,978,000 Falcon Asset Securitization
                   3.130%, 07/13/05......................... $   4,972,806
        5,265,000 Four Winds Funding Corp.
                   3.220%, 07/14/05.........................     5,258,878
       10,525,000 Market Street Funding Corp. (144A)
                   3.135%, 07/14/05.........................    10,513,085
                                                             -------------
                                                                63,774,940
                                                             -------------

                  REPURCHASE AGREEMENT--25.9%
      105,191,000 Bank of America Repurchase Agreement dated
                   06/30/05 at 3.340% to be repurchased at
                   $105,200,759 on 07/01/05,
                   collateralized by $4,770,000 Federal
                   Home Loan Bank 3.500% due 09/28/06
                   with a value of $4,817,700, by
                   $50,000,000 Federal National Mortgage
                   Association 3.250% due 06/28/06 with a
                   value of $50,500,000, and by
                   $50,000,000 Federal National Mortgage
                   Association 4.000% due 01/26/09 with a
                   value of $51,500,000.....................   105,191,000
                                                             -------------
                  Total Short Term Investments
                   (Identified Cost $168,965,940)...........   168,965,940
                                                             -------------
                  Total Investments--133.1%
                   (Identified Cost $535,914,980) (a).......   540,941,630
                  Other assets less liabilities.............  (134,395,399)
                                                             -------------
                  TOTAL NET ASSETS--100%.................... $ 406,546,231
                                                             =============

FORWARD CONTRACTS

                                                    LOCAL     AGGREGATE                     UNREALIZED
                                                  CURRENCY      FACE           TOTAL      APPRECIATION/
FORWARD CURRENCY CONTRACTS         DELIVERY DATE   AMOUNT       VALUE          VALUE      (DEPRECIATION)
--------------------------         ------------- ----------  -----------  --------------- --------------
Euro (purchased)..................   7/22/2005   25,609,361   31,491,064     31,006,206       (484,858)
Euro (sold).......................   7/22/2005   25,500,000   32,296,515     30,873,798      1,422,717
                                                                                            ----------
Net Unrealized Appreciation.......                                                          $  937,859
                                                                                            ==========

FUTURES CONTRACTS
                                                                                            UNREALIZED
                                    EXPIRATION    NUMBER OF   CONTRACT    VALUATION AS OF APPRECIATION/
FUTURES CONTRACTS SHORT                DATE       CONTRACTS    AMOUNT        6/30/2005    (DEPRECIATION)
-----------------------            ------------- ----------  -----------  --------------- --------------
U.S. Treasury Notes 2 Year Futures   9/30/2005      (135)    (28,058,270)   (28,037,812)        20,458
U.S. Treasury Notes 5 Year Futures   9/21/2005      (127)    (13,827,318)   (13,829,109)        (1,791)
                                                                                            ----------
Net Unrealized Appreciation.......                                                          $   18,667
                                                                                            ==========

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-337

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO

STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
JUNE 30, 2005 (UNAUDITED)

     ASSETS
       Investments at value.....................              $435,750,630
       Investment in repurchase agreements......               105,191,000
       Cash.....................................                    26,899
       Foreign cash at value
        (Identified cost $3)....................                         3
       Receivable for:
        Securities sold.........................                22,610,087
        Fund shares sold........................                   907,111
        Open forward currency
         contracts--net.........................                   937,859
        Accrued interest........................                 3,914,811
                                                              ------------
         Total Assets...........................               569,338,400
     LIABILITIES
       Payable for:
        Fund shares redeemed.................... $    373,119
        Securities purchased....................  162,047,768
        Futures variation margin................       19,844
       Accrued expenses:
        Management fees.........................      210,431
        Service and distribution fees...........       32,275
        Deferred directors fees.................       15,560
        Other expenses..........................       93,172
                                                 ------------
         Total Liabilities......................               162,792,169
                                                              ------------
     NET ASSETS.................................              $406,546,231
                                                              ============
       Net assets consist of:
        Capital paid in.........................              $388,856,295
        Undistributed net investment income.....                 7,377,993
        Accumulated net realized gains..........                 4,328,767
        Unrealized appreciation (depreciation)
         on investments, futures contracts and
         foreign currency.......................                 5,983,176
                                                              ------------
     NET ASSETS.................................              $406,546,231
                                                              ============
     Computation of offering price:
     CLASS A
     Net asset value and redemption price per
      share ($181,827,897 divided by
      14,389,423 shares outstanding)............              $      12.64
                                                              ============
     CLASS B
     Net asset value and redemption price per
      share ($73,704,880 divided by
      5,852,262 shares outstanding).............              $      12.59
                                                              ============
     CLASS E
     Net asset value and redemption price per
      share ($151,013,454 divided by
      11,979,142 shares outstanding)............              $      12.61
                                                              ============
     Identified cost of investments.............              $535,914,980
                                                              ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)

      INVESTMENT INCOME
        Interest................................              $ 8,525,925
                                                              -----------
      EXPENSES
        Management fees......................... $ 1,186,465
        Service and distribution fees--Class B..      64,870
        Service and distribution fees--Class E..     108,403
        Directors' fees and expenses............      10,619
        Custodian...............................     118,495
        Audit and tax services..................       8,293
        Legal...................................       6,676
        Printing................................      40,147
        Insurance...............................       3,344
        Miscellaneous...........................       2,609
                                                 -----------
        Total expenses..........................                1,549,921
                                                              -----------
      NET INVESTMENT INCOME.....................                6,976,004
                                                              -----------
      REALIZED AND UNREALIZED GAIN (LOSS)
      Realized gain (loss) on:
        Investments--net........................   5,000,562
        Futures contracts--net..................     (33,139)
        Foreign currency transactions--net......     375,173    5,342,596
                                                 -----------
      Unrealized appreciation (depreciation) on:
        Investments--net........................  (5,295,174)
        Futures contracts--net..................    (207,613)
        Foreign currency transactions--net......   1,312,501   (4,190,286)
                                                 -----------  -----------
      Net gain (loss)...........................                1,152,310
                                                              -----------
      NET INCREASE (DECREASE) IN NET ASSETS
       FROM OPERATIONS..........................              $ 8,128,314
                                                              ===========

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-338

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                                      SIX MONTHS
                                                                        ENDED       YEAR ENDED
                                                                       JUNE 30,    DECEMBER 31,
                                                                         2005          2004
                                                                     ------------  ------------
FROM OPERATIONS
  Net investment income............................................. $  6,976,004  $ 11,167,311
  Net realized gain.................................................    5,342,596     7,054,719
  Unrealized appreciation (depreciation)............................   (4,190,286)    1,515,000
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................    8,128,314    19,737,030
                                                                     ------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................   (5,423,779)   (4,722,566)
    Class B.........................................................   (1,713,033)      (18,942)
    Class E.........................................................   (4,417,236)   (3,832,724)
                                                                     ------------  ------------
                                                                      (11,554,048)   (8,574,232)
                                                                     ------------  ------------
   Net realized gain
    Class A.........................................................   (3,345,753)            0
    Class B.........................................................   (1,124,453)            0
    Class E.........................................................   (2,870,082)            0
                                                                     ------------  ------------
                                                                       (7,340,288)            0
                                                                     ------------  ------------
  TOTAL DISTRIBUTIONS...............................................  (18,894,336)   (8,574,232)
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.   72,148,469    84,158,016
                                                                     ------------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................   61,346,822    95,320,814

NET ASSETS
  Beginning of the period...........................................  345,163,784   249,842,970
                                                                     ------------  ------------
  End of the period................................................. $406,546,231  $345,163,784
                                                                     ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $  7,377,993  $ 11,956,037
                                                                     ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                   SIX MONTHS ENDED             YEAR ENDED
                                                                     JUNE 30, 2005           DECEMBER 31, 2004
                                                               ------------------------  ------------------------
                                                                 SHARES          $         SHARES          $
                                                               ----------  ------------  ----------  ------------
CLASS A
  Sales.......................................................  2,941,277  $ 37,656,290   3,067,925  $ 38,773,578
  Reinvestments...............................................    708,363     8,769,532     384,887     4,722,566
  Redemptions................................................. (1,855,346)  (23,800,494) (3,034,308)  (38,149,788)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................  1,794,294  $ 22,625,328     418,504  $  5,346,356
                                                               ==========  ============  ==========  ============
CLASS B
  Sales.......................................................  3,087,151  $ 39,409,384   3,102,534  $ 38,776,362
  Reinvestments...............................................    229,942     2,837,486       1,545        18,942
  Redemptions.................................................   (263,248)   (3,357,872)   (326,958)   (4,063,471)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................  3,053,845  $ 38,888,998   2,777,121  $ 34,731,833
                                                               ==========  ============  ==========  ============
CLASS E
  Sales.......................................................  1,193,957  $ 15,277,131   5,689,453  $ 71,523,828
  Reinvestments...............................................    590,066     7,287,318     312,875     3,832,724
  Redemptions.................................................   (930,647)  (11,930,306) (2,508,165)  (31,276,725)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................    853,376  $ 10,634,143   3,494,163  $ 44,079,827
                                                               ==========  ============  ==========  ============
  Increase (decrease) derived from capital share transactions.  5,701,515  $ 72,148,469   6,689,788  $ 84,158,016
                                                               ==========  ============  ==========  ============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-339

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO

FINANCIAL HIGHLIGHTS (UNAUDITED)

                                                                                     CLASS A
                                                          ------------------------------------------------------------
                                                          SIX MONTHS
                                                            ENDED                  YEAR ENDED DECEMBER 31,
                                                           JUNE 30,    -----------------------------------------------
                                                             2005        2004      2003      2002      2001      2000
                                                          ----------   --------  --------  --------  --------  -------
NET ASSET VALUE, BEGINNING OF PERIOD.....................  $  13.04    $  12.61  $  11.44  $  11.20  $  11.42  $ 10.67
                                                           --------    --------  --------  --------  --------  -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income..................................      0.18        0.46      0.51      0.69      0.70     0.77
  Net realized and unrealized gain (loss) on investments.      0.10        0.35      0.92      0.35      0.04    (0.02)
                                                           --------    --------  --------  --------  --------  -------
  Total from investment operations.......................      0.28        0.81      1.43      1.04      0.74     0.75
                                                           --------    --------  --------  --------  --------  -------
LESS DISTRIBUTIONS
  Distributions from net investment income...............     (0.42)      (0.38)    (0.26)    (0.80)    (0.96)    0.00
  Distributions from net realized capital gains..........     (0.26)       0.00      0.00      0.00      0.00     0.00
                                                           --------    --------  --------  --------  --------  -------
  Total distributions....................................     (0.68)      (0.38)    (0.26)    (0.80)    (0.96)    0.00
                                                           --------    --------  --------  --------  --------  -------
NET ASSET VALUE, END OF PERIOD...........................  $  12.64    $  13.04  $  12.61  $  11.44  $  11.20  $ 11.42
                                                           ========    ========  ========  ========  ========  =======
TOTAL RETURN (%).........................................       2.1(b)      6.6      12.6       9.6       6.6      7.0
Ratio of operating expenses to average net assets (%)....      0.75(c)     0.77      0.81      0.85      0.84     0.78
Ratio of net investment income to average net assets (%).      3.91(c)     3.79      4.66      6.25      6.44     6.90
Portfolio turnover rate (%)..............................       502(c)      393       329       239       248      360
Net assets, end of period (000)..........................  $181,828    $164,213  $153,549  $122,023  $109,448  $95,434

                                                                             CLASS B
                                                          ------------------------------------------
                                                          SIX MONTHS     YEAR ENDED    JULY 30, 2002(A)
                                                            ENDED       DECEMBER 31,       THROUGH
                                                           JUNE 30,   ---------------    DECEMBER 31,
                                                             2005       2004    2003         2002
                                                          ----------  -------  ------  ----------------
NET ASSET VALUE, BEGINNING OF PERIOD.....................  $ 12.99    $ 12.58  $11.41       $10.43
                                                           -------    -------  ------       ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income..................................     0.18       0.39    0.23         0.14
  Net realized and unrealized gain (loss) on investments.     0.07       0.38    1.19         0.84
                                                           -------    -------  ------       ------
  Total from investment operations.......................     0.25       0.77    1.42         0.98
                                                           -------    -------  ------       ------
LESS DISTRIBUTIONS
  Distributions from net investment income...............    (0.39)     (0.36)  (0.25)        0.00
  Distributions from net realized capital gains..........    (0.26)      0.00    0.00         0.00
                                                           -------    -------  ------       ------
  Total distributions....................................    (0.65)     (0.36)  (0.25)        0.00
                                                           -------    -------  ------       ------
NET ASSET VALUE, END OF PERIOD...........................  $ 12.59    $ 12.99  $12.58       $11.41
                                                           =======    =======  ======       ======
TOTAL RETURN (%).........................................      2.0(b)     6.3    12.6          9.4(b)
Ratio of operating expenses to average net assets (%)....     1.00(c)    1.02    1.06         1.10(c)
Ratio of net investment income to average net assets (%).     3.68(c)    3.66    3.95         5.66(c)
Portfolio turnover rate (%)..............................      502(c)     393     329          239
Net assets, end of period (000)..........................  $73,705    $36,346  $  268       $    2

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIODS LESS THAN ONE YEAR ARE NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-340

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO

FINANCIAL HIGHLIGHTS--(UNAUDITED)(CONTINUED)

                                                                                  CLASS E
                                                          ----------------------------------------------------
                                                          SIX MONTHS                               MAY 1, 2001(A)
                                                            ENDED        YEAR ENDED DECEMBER 31,      THROUGH
                                                           JUNE 30,    --------------------------   DECEMBER 31,
                                                             2005        2004      2003     2002        2001
                                                          ----------   --------  -------  -------  --------------
NET ASSET VALUE, BEGINNING OF PERIOD.....................  $  13.00    $  12.58  $ 11.42  $ 11.20      $10.80
                                                           --------    --------  -------  -------      ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income..................................      0.23        0.38     0.42     0.73        0.10
  Net realized and unrealized gain (loss) on investments.      0.03        0.41     0.99     0.29        0.30
                                                           --------    --------  -------  -------      ------
  Total from investment operations.......................      0.26        0.79     1.41     1.02        0.40
                                                           --------    --------  -------  -------      ------
LESS DISTRIBUTIONS
  Distributions from net investment income...............     (0.39)      (0.37)   (0.25)   (0.80)       0.00
  Distributions from net realized capital gains..........     (0.26)       0.00     0.00     0.00        0.00
                                                           --------    --------  -------  -------      ------
  Total distributions....................................     (0.65)      (0.37)   (0.25)   (0.80)       0.00
                                                           --------    --------  -------  -------      ------
NET ASSET VALUE, END OF PERIOD...........................  $  12.61    $  13.00  $ 12.58  $ 11.42      $11.20
                                                           ========    ========  =======  =======      ======
TOTAL RETURN (%).........................................       2.0(b)      6.5     12.5      9.4         3.7(b)
Ratio of operating expenses to average net assets (%)....      0.90(c)     0.92     0.96     1.00        0.99(c)
Ratio of net investment income to average net assets (%).      3.76(c)     3.64     4.34     6.03        5.50(c)
Portfolio turnover rate (%)..............................       502(c)      393      329      239         248
Net assets, end of period (000)..........................  $151,013    $144,605  $96,026  $26,060      $2,476

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIODS LESS THAN ONE YEAR ARE NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-341

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS U.S. GOVERNMENT PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

BONDS & NOTES--88.0% OF TOTAL NET ASSETS

          FACE                                                   VALUE
         AMOUNT                                                 (NOTE 1)
      -------------------------------------------------------------------------

                       FEDERAL AGENCIES--80.5%
      $   1,000,000    Federal Home Loan Bank
                        5.800%, 09/02/08.................... $     1,056,144
              4,405    Federal Home Loan Mortgage Corp.
                        7.500%, 05/01/07....................           4,544
                555    Federal Home Loan Mortgage Corp.
                        6.000%, 10/01/10....................             574
             15,368    Federal Home Loan Mortgage Corp.
                        7.000%, 07/01/11....................          16,093
              1,786    Federal Home Loan Mortgage Corp.
                        11.750%, 01/01/12...................           1,810
             36,918    Federal Home Loan Mortgage Corp.
                        6.500%, 08/01/13....................          38,480
              2,788    Federal Home Loan Mortgage Corp.
                        8.250%, 04/01/17....................           3,002
             15,185    Federal Home Loan Mortgage Corp.
                        9.000%, 10/01/17....................          15,923
             17,388    Federal Home Loan Mortgage Corp.
                        8.000%, 12/01/19....................          18,674
             62,078    Federal Home Loan Mortgage Corp.
                        8.000%, 07/01/20....................          66,489
          9,135,540    Federal Home Loan Mortgage Corp.
                        5.500%, 01/15/23 (h)................         516,847
              6,952    Federal Home Loan Mortgage Corp.
                        6.500%, 03/01/26....................           7,223
             55,261    Federal Home Loan Mortgage Corp.
                        6.500%, 07/01/26....................          57,414
            137,848    Federal Home Loan Mortgage Corp.
                        6.000%, 10/01/28....................         141,677
            173,935    Federal Home Loan Mortgage Corp.
                        6.000%, 11/01/28....................         178,878
            182,747    Federal Home Loan Mortgage Corp.
                        4.500%, 04/15/32....................         175,909
         87,000,000    Federal Home Loan Mortgage Corp.
                        5.000%, TBA.........................      86,858,874
         50,000,000    Federal Home Loan Mortgage Corp.
                        5.500%, TBA.........................      50,687,500
         27,900,000    Federal Home Loan Mortgage Corp.
                        6.000%, TBA.........................      28,606,205
             13,653    Federal National Mortgage Association
                        6.500%, 06/01/08....................          14,220
          2,000,000    Federal National Mortgage Association
                        4.288%, 02/17/09 (d)................       1,984,900
              5,562    Federal National Mortgage Association
                        6.500%, 12/01/10....................           5,796
            105,111    Federal National Mortgage Association
                        6.500%, 04/01/13....................         109,552
             62,119    Federal National Mortgage Association
                        6.500%, 07/01/13....................          64,743
             58,981    Federal National Mortgage Association
                        7.000%, 12/01/14....................          61,811
             10,623    Federal National Mortgage Association
                        7.000%, 07/01/15....................          11,126
                837    Federal National Mortgage Association
                        7.000%, 08/01/15....................             876
              5,485    Federal National Mortgage Association
                        12.500%, 09/01/15...................           6,152

          FACE                                                VALUE
         AMOUNT                                              (NOTE 1)
      -------------------------------------------------------------------

                    FEDERAL AGENCIES--(CONTINUED)
      $      67,415 Federal National Mortgage Association
                     12.000%, 10/01/15................... $        77,987
              4,738 Federal National Mortgage Association
                     12.000%, 01/15/16...................           5,423
             44,384 Federal National Mortgage Association
                     12.500%, 01/15/16...................          49,795
            745,703 Federal National Mortgage Association
                     6.500%, 06/01/17....................         776,636
              1,640 Federal National Mortgage Association
                     11.500%, 09/01/19...................           1,821
             12,806 Federal National Mortgage Association
                     7.000%, 11/01/23....................          13,582
             14,373 Federal National Mortgage Association
                     6.500%, 03/01/26....................          14,930
             36,939 Federal National Mortgage Association
                     7.000%, 02/01/28....................          38,966
             15,128 Federal National Mortgage Association
                     8.000%, 05/01/28....................          16,296
            150,583 Federal National Mortgage Association
                     7.000%, 10/01/28....................         158,739
             20,449 Federal National Mortgage Association
                     7.000%, 11/01/28....................          21,556
                 44 Federal National Mortgage Association
                     82.662%, 12/28/28 (d)...............              44
             59,951 Federal National Mortgage Association
                     7.000%, 02/01/29....................          63,323
            379,952 Federal National Mortgage Association
                     6.500%, 04/01/29....................         394,976
             30,240 Federal National Mortgage Association
                     7.000%, 01/01/30....................          31,915
            841,249 Federal National Mortgage Association
                     6.527%, 05/25/30 (d)................         886,922
              1,864 Federal National Mortgage Association
                     8.000%, 07/01/30....................           2,005
             37,053 Federal National Mortgage Association
                     8.000%, 08/01/30....................          39,851
             28,326 Federal National Mortgage Association
                     8.000%, 10/01/30....................          30,465
             71,754 Federal National Mortgage Association
                     7.500%, 11/01/30....................          76,672
             25,240 Federal National Mortgage Association
                     7.500%, 01/01/31....................          26,970
            843,784 Federal National Mortgage Association
                     8.000%, 02/01/31....................         908,599
              9,774 Federal National Mortgage Association
                     8.000%, 08/01/31....................          10,512
              4,086 Federal National Mortgage Association
                     8.000%, 07/01/32....................           4,395
          1,933,691 Federal National Mortgage Association
                     7.000%, 01/01/34....................       2,039,258
          4,971,888 Federal National Mortgage Association
                     5.500%, 04/01/35....................       5,042,908
          2,178,100 Federal National Mortgage Association
                     4.313%, 01/25/43 (d)................       2,229,067
        103,325,000 Federal National Mortgage Association
                     5.000%, TBA.........................     103,325,000

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-342

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS U.S. GOVERNMENT PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

BONDS & NOTES--(CONTINUED)
                                               SHORT TERM
                                               INVESTMENTS--(CONTINUED)

       FACE                                                       VALUE
      AMOUNT                                                     (NOTE 1)
   --------------------------------------------------------------------------

                 FEDERAL AGENCIES--(CONTINUED)
   $  98,000,000 Federal National Mortgage Association
                  5.500%, TBA................................ $    99,445,044
      62,000,000 Federal National Mortgage Association
                  6.000%, TBA................................      63,593,750
      32,000,000 Federal National Mortgage Association
                  6.500%, TBA................................      33,110,016
          33,597 Government National Mortgage Association
                  9.000%, 12/15/16...........................          36,616
         246,999 Government National Mortgage Association
                  8.500%, 06/15/25...........................         272,359
          36,493 Government National Mortgage Association
                  7.500%, 01/15/29...........................          39,138
          32,068 Government National Mortgage Association
                  7.500%, 09/15/29...........................          34,380
          30,052 Government National Mortgage Association
                  7.500%, 02/15/30...........................          32,219
             761 Government National Mortgage Association
                  7.500%, 03/15/30...........................             815
          31,799 Government National Mortgage Association
                  7.500%, 04/15/30...........................          34,092
          35,079 Government National Mortgage Association
                  7.500%, 05/15/30...........................          37,600
          36,317 Government National Mortgage Association
                  7.500%, 09/15/30...........................          38,935
       1,154,599 Government National Mortgage Association
                  6.500%, 08/15/34...........................       1,206,780
                                                              ---------------
                                                                  484,881,793
                                                              ---------------

                 U.S. TREASURY--7.5%
       5,000,000 United States Treasury Notes
                  5.750%, 11/15/05...........................       5,044,335
      16,500,000 United States Treasury Notes
                  3.375%, 11/15/08...........................      16,333,069
       5,000,000 United States Treasury Notes
                  3.375%, 10/15/09...........................       4,929,690
       4,000,000 United States Treasury Notes
                  4.000%, 04/15/10...........................       4,043,752
      15,000,000 United States Treasury Notes
                  2.875%, 11/30/06...........................      14,847,075
                                                              ---------------
                                                                   45,197,921
                                                              ---------------
                 Total Bonds & Notes
                  (Identified Cost $529,903,888).............     530,079,714
                                                              ---------------

   SHORT TERM INVESTMENTS--89.1%
   --------------------------------------------------------------------------

                 COMMERCIAL PAPER--16.7%
       9,500,000 Barton Capital Corp. 3.130%, 07/13/05.......       9,490,088
      16,425,000 Concord Capital Co. 3.140%, 07/14/05........      16,406,376
      13,562,000 Credit Suisse First Boston
                  3.150%, 07/13/05...........................      13,547,760
      10,165,000 DaimlerChrysler North America Holdings Corp.
                  3.310%, 07/14/05...........................      10,152,850
      10,165,000 Four Winds Funding Corp.
                  3.220%, 07/14/05...........................      10,153,181

        FACE                                                    VALUE
       AMOUNT                                                  (NOTE 1)
    -----------------------------------------------------------------------

                  COMMERCIAL PAPER--(CONTINUED)
    $  20,300,000 Market Street Funding Corp. (144A)
                   3.135%, 07/14/05....................... $    20,277,019
       20,223,000 Victory Receivables Corp.
                   3.140%, 07/13/05.......................      20,201,833
                                                           ---------------
                                                               100,229,107
                                                           ---------------

                  DISCOUNT NOTES--33.8%
       25,000,000 Federal Farm Credit Bank
                   3.070%, 07/13/05.......................      24,974,417
       50,000,000 Federal Farm Credit Bank
                   3.050%, 07/14/05.......................      49,944,930
      129,000,000 Federal Home Loan Bank
                   3.010%, 07/08/05.......................     128,924,499
                                                           ---------------
                                                               203,843,846
                                                           ---------------

                  REPURCHASE AGREEMENT--38.6%
      100,000,000 Bank of America Repurchase Agreement
                   dated 06/30/05 at 3.340% to be
                   repurchased at $100,009,278 on
                   07/01/05, collateralized by
                   $103,140,000 Federal Home Loan Bank
                   2.750% due 11/15/06 with a value of
                   $101,995,146...........................     100,000,000
      132,689,000 Bear Stearns Repurchase Agreement dated
                   06/30/05 at 3.300% to be repurchased
                   at $132,701,163 on 07/01/05,
                   collateralized by $139,517,000 Residual
                   Funding Corp. Strip 8.250% due
                   01/15/30 with a value of $47,184,649
                   and by $163,789,000 Residual Funding
                   Corp. Strip 8.875% due 04/15/30 with
                   a value of $54,640,010 and by
                   $66,915,000 Residual Funding Corp.
                   Strip 9.375% due 10/15/20 with a value
                   of $33,544,490.........................     132,689,000
                                                           ---------------
                                                               232,689,000
                                                           ---------------
                  Total Short Term Investments
                   (Identified Cost $536,761,953).........     536,761,953
                                                           ---------------
                  Total Investments--177.1%
                   (Identified Cost $1,066,665,841) (a)...   1,066,841,667
                  Other assets less liabilities...........    (464,299,926)
                                                           ---------------
                  TOTAL NET ASSETS--100%.................. $   602,541,741
                                                           ===============

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-343

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS U.S. GOVERNMENT PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

FUTURES CONTRACTS

                                    EXPIRATION NUMBER OF    CONTRACT    VALUATION AS OF  UNREALIZED
FUTURES CONTRACTS LONG                 DATE    CONTRACTS     AMOUNT        06/30/05     APPRECIATION
----------------------              ---------- --------- -------------  --------------- ------------
U.S. Treasury Notes 5 Year Futures.  09/21/05      83    $   8,925,394   $   9,037,922    $112,528
U.S. Treasury Notes 10 Year Futures  09/21/05     102       11,557,244      11,573,812      16,568

FUTURES CONTRACTS SHORT
-----------------------
U.S. Treasury Notes 2 Year Futures.  09/30/05    (513)    (106,543,687)   (106,594,056)     50,369
                                                                                          --------
Net Unrealized Appreciation........                                                       $179,465
                                                                                          ========

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-344

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS U.S. GOVERNMENT PORTFOLIO

STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
JUNE 30, 2005 (UNAUDITED)

      ASSETS
        Investments at value..................              $  834,152,667
        Investment in repurchase agreements...                 232,689,000
        Receivable for:
         Securities sold......................                  64,373,060
         Fund shares sold.....................                     999,818
         Futures variation margin.............                      20,869
         Accrued interest.....................                   1,271,426
                                                            --------------
          Total Assets........................               1,133,506,840
      LIABILITIES
        Payable for:
         Fund shares redeemed................. $    365,025
         Securities purchased.................  530,216,214
         Due to custodian.....................          252
        Accrued expenses:
         Management fees......................      267,154
         Service and distribution fees........       29,668
         Deferred directors fees..............       12,934
         Other expenses.......................       73,852
                                               ------------
          Total Liabilities...................                 530,965,099
                                                            --------------
      NET ASSETS..............................              $  602,541,741
                                                            ==============
        Net assets consist of:
         Capital paid in......................              $  595,243,561
         Undistributed net investment
          income..............................                   5,109,847
         Accumulated net realized gains.......                   1,833,042
         Unrealized appreciation
          (depreciation) on investments and
          futures contracts...................                     355,291
                                                            --------------
      NET ASSETS..............................              $  602,541,741
                                                            ==============
      Computation of offering price:
      CLASS A
      Net asset value and redemption price per
       share ($404,827,157 divided by
       33,142,214 shares outstanding).........              $        12.21
                                                            ==============
      CLASS B
      Net asset value and redemption price per
       share ($76,148,984 divided by
       6,257,324 shares outstanding)..........              $        12.17
                                                            ==============
      CLASS E
      Net asset value and redemption price per
       share ($121,565,600 divided by
       9,979,866 shares outstanding)..........              $        12.18
                                                            ==============
      Identified cost of investments..........              $1,066,665,841
                                                            ==============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)

       INVESTMENT INCOME
         Interest................................             $6,513,690
                                                              ----------
       EXPENSES
         Management fees......................... $1,097,689
         Service and distribution fees--Class B..     66,531
         Service and distribution fees--Class E..     90,917
         Directors' fees and expenses............     10,507
         Custodian...............................     60,450
         Audit and tax services..................      8,292
         Legal...................................      6,257
         Printing................................     37,263
         Insurance...............................      2,999
         Miscellaneous...........................      2,867
                                                  ----------
         Total expenses..........................              1,383,772
                                                              ----------
       NET INVESTMENT INCOME.....................              5,129,918
                                                              ----------
       REALIZED AND UNREALIZED GAIN (LOSS)
       Realized gain (loss) on:
         Investments--net........................  2,404,973
         Futures contracts--net..................   (146,984)  2,257,989
                                                  ----------
       Unrealized appreciation (depreciation) on:
         Investments--net........................    (38,921)
         Futures contracts--net..................    208,717     169,796
                                                  ----------  ----------
       Net gain (loss)...........................              2,427,785
                                                              ----------
       NET INCREASE (DECREASE) IN NET ASSETS
        FROM OPERATIONS..........................             $7,557,703
                                                              ==========

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-345

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS U.S. GOVERNMENT PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                                      SIX MONTHS
                                                                        ENDED       YEAR ENDED
                                                                       JUNE 30,    DECEMBER 31,
                                                                         2005          2004
                                                                     ------------  ------------
FROM OPERATIONS
  Net investment income............................................. $  5,129,918  $  4,182,419
  Net realized gain.................................................    2,257,989     6,238,114
  Unrealized appreciation (depreciation)............................      169,796    (2,323,904)
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................    7,557,703     8,096,629
                                                                     ------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................   (2,064,428)   (1,897,186)
    Class B.........................................................     (723,628)       (4,095)
    Class E.........................................................   (1,518,429)   (1,424,326)
                                                                     ------------  ------------
                                                                       (4,306,485)   (3,325,607)
                                                                     ------------  ------------
   Net realized gain
    Class A.........................................................   (2,816,213)   (1,500,939)
    Class B.........................................................   (1,123,528)       (3,938)
    Class E.........................................................   (2,311,931)   (1,245,040)
                                                                     ------------  ------------
                                                                       (6,251,672)   (2,749,917)
                                                                     ------------  ------------
  TOTAL DISTRIBUTIONS...............................................  (10,558,157)   (6,075,524)
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.  298,967,540    35,747,393
                                                                     ------------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................  295,967,086    37,768,498

NET ASSETS
  Beginning of the period...........................................  306,574,655   268,806,157
                                                                     ------------  ------------
  End of the period................................................. $602,541,741  $306,574,655
                                                                     ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $  5,109,847  $  4,286,414
                                                                     ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                   SIX MONTHS ENDED             YEAR ENDED
                                                                     JUNE 30, 2005           DECEMBER 31, 2004
                                                               ------------------------  ------------------------
                                                                 SHARES          $         SHARES          $
                                                               ----------  ------------  ----------  ------------
CLASS A
  Sales....................................................... 22,809,990  $276,495,191   3,337,129  $ 41,058,920
  Reinvestments...............................................    404,361     4,880,641     281,302     3,398,125
  Redemptions................................................. (1,987,212)  (24,434,406) (4,180,028)  (51,363,844)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease)..................................... 21,227,139  $256,941,426    (561,597) $ (6,906,799)
                                                               ==========  ============  ==========  ============
CLASS B
  Sales.......................................................  3,605,658  $ 44,216,003   2,928,993  $ 35,894,571
  Reinvestments...............................................    153,546     1,847,156         666         8,033
  Redemptions.................................................   (335,639)   (4,109,727)   (124,061)   (1,516,051)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................  3,423,565  $ 41,953,432   2,805,598  $ 34,386,553
                                                               ==========  ============  ==========  ============
CLASS E
  Sales.......................................................    665,514  $  8,195,900   3,344,596  $ 41,085,629
  Reinvestments...............................................    318,136     3,830,360     221,524     2,669,366
  Redemptions.................................................   (972,310)  (11,953,578) (2,896,812)  (35,487,356)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................     11,340  $     72,682     669,308  $  8,267,639
                                                               ==========  ============  ==========  ============
  Increase (decrease) derived from capital share transactions. 24,662,044  $298,967,540   2,913,309  $ 35,747,393
                                                               ==========  ============  ==========  ============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-346

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS U.S. GOVERNMENT PORTFOLIO

FINANCIAL HIGHLIGHTS (UNAUDITED)


                                                                                    ----------------------
                                                                                    SIX MONTHS
                                                                                      ENDED
                                                                                     JUNE 30,    ---------
                                                                                       2005        2004
                                                                                    ----------   --------
NET ASSET VALUE, BEGINNING OF PERIOD...............................................  $  12.43    $  12.34
                                                                                     --------    --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income............................................................      0.03        0.20
  Net realized and unrealized gain (loss) on investments...........................      0.16        0.18
                                                                                     --------    --------
  Total from investment operations.................................................      0.19        0.38
                                                                                     --------    --------
LESS DISTRIBUTIONS
  Distributions from net investment income.........................................     (0.17)      (0.16)
  Distributions from net realized capital gains....................................     (0.24)      (0.13)
                                                                                     --------    --------
  Total distributions..............................................................     (0.41)      (0.29)
                                                                                     --------    --------
NET ASSET VALUE, END OF PERIOD.....................................................  $  12.21    $  12.43
                                                                                     ========    ========
TOTAL RETURN (%)...................................................................       1.6(b)      3.0
Ratio of operating expenses to average net assets (%)..............................      0.61(c)     0.64
Ratio of net investment income to average net assets (%)...........................      2.66(c)     1.56
Portfolio turnover rate (%)........................................................       879(c)      977
Net assets, end of period (000)....................................................  $404,827    $148,047
The ratios of operating expenses to average net assets without giving effect to the
 contractual expense agreement would have been (%).................................        --          --

                                                                                        CLASS A
                                                                                    --------------------------------------

                                                                                       YEAR ENDED DECEMBER 31,
                                                                                    --------------------------------------
                                                                                      2003      2002      2001     2000
                                                                                    --------  --------  --------  -------
NET ASSET VALUE, BEGINNING OF PERIOD............................................... $  12.34  $  11.97  $  11.94  $ 10.81
                                                                                    --------  --------  --------  -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income............................................................     0.18      0.38      0.37     0.67
  Net realized and unrealized gain (loss) on investments...........................     0.02      0.54      0.41     0.46
                                                                                    --------  --------  --------  -------
  Total from investment operations.................................................     0.20      0.92      0.78     1.13
                                                                                    --------  --------  --------  -------
LESS DISTRIBUTIONS
  Distributions from net investment income.........................................    (0.08)    (0.38)    (0.75)    0.00
  Distributions from net realized capital gains....................................    (0.12)    (0.17)     0.00     0.00
                                                                                    --------  --------  --------  -------
  Total distributions..............................................................    (0.20)    (0.55)    (0.75)    0.00
                                                                                    --------  --------  --------  -------
NET ASSET VALUE, END OF PERIOD..................................................... $  12.34  $  12.34  $  11.97  $ 11.94
                                                                                    ========  ========  ========  =======
TOTAL RETURN (%)...................................................................      1.7       7.9       6.7     10.5
Ratio of operating expenses to average net assets (%)..............................     0.65      0.70      0.70     0.70
Ratio of net investment income to average net assets (%)...........................     1.22      2.20      4.49     6.29
Portfolio turnover rate (%)........................................................      882       672       362      583
Net assets, end of period (000).................................................... $154,010  $180,989  $102,066  $57,173
The ratios of operating expenses to average net assets without giving effect to the
 contractual expense agreement would have been (%).................................       --      0.70      0.73     0.71


                                                                                                        -----------
                                                                                                        SIX MONTHS
                                                                                                          ENDED
                                                                                                         JUNE 30,
                                                                                                           2005
                                                                                                        ----------
NET ASSET VALUE, BEGINNING OF PERIOD...................................................................  $ 12.38
                                                                                                         -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income................................................................................     0.11
  Net realized and unrealized gain (loss) on investments...............................................     0.07
                                                                                                         -------
  Total from investment operations.....................................................................     0.18
                                                                                                         -------
LESS DISTRIBUTIONS
  Distributions from net investment income.............................................................    (0.15)
  Distributions from net realized capital gains........................................................    (0.24)
                                                                                                         -------
  Total distributions..................................................................................    (0.39)
                                                                                                         -------
NET ASSET VALUE, END OF PERIOD.........................................................................  $ 12.17
                                                                                                         =======
TOTAL RETURN (%).......................................................................................      1.5(b)
Ratio of operating expenses to average net assets (%)..................................................     0.86(c)
Ratio of net investment income to average net assets (%)...............................................     2.41(c)
Portfolio turnover rate (%)............................................................................      879(c)
Net assets, end of period (000)........................................................................  $76,149
The ratios of operating expenses to average net assets without giving effect to the contractual expense
 agreement would have been (%).........................................................................       --

                                                                                                                CLASS B
                                                                                                        ----------------------------
                                                                                                           YEAR ENDED
                                                                                                          DECEMBER 31,
                                                                                                        ---------------
                                                                                                          2004    2003
                                                                                                        -------  ------
NET ASSET VALUE, BEGINNING OF PERIOD................................................................... $ 12.31  $12.31
                                                                                                        -------  ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income................................................................................    0.16    0.06
  Net realized and unrealized gain (loss) on investments...............................................    0.17    0.14
                                                                                                        -------  ------
  Total from investment operations.....................................................................    0.33    0.20
                                                                                                        -------  ------
LESS DISTRIBUTIONS
  Distributions from net investment income.............................................................   (0.13)  (0.08)
  Distributions from net realized capital gains........................................................   (0.13)  (0.12)
                                                                                                        -------  ------
  Total distributions..................................................................................   (0.26)  (0.20)
                                                                                                        -------  ------
NET ASSET VALUE, END OF PERIOD......................................................................... $ 12.38  $12.31
                                                                                                        =======  ======
TOTAL RETURN (%).......................................................................................     2.7     1.6
Ratio of operating expenses to average net assets (%)..................................................    0.89    0.90
Ratio of net investment income to average net assets (%)...............................................    1.81    0.79
Portfolio turnover rate (%)............................................................................     977     882
Net assets, end of period (000)........................................................................ $35,073  $  347
The ratios of operating expenses to average net assets without giving effect to the contractual expense
 agreement would have been (%).........................................................................      --      --

                                                                                                        --------------
                                                                                                        JULY 30, 2002(A)
                                                                                                            THROUGH
                                                                                                          DECEMBER 31,
                                                                                                              2002
                                                                                                        ----------------
NET ASSET VALUE, BEGINNING OF PERIOD...................................................................      $11.88
                                                                                                             ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income................................................................................        0.04
  Net realized and unrealized gain (loss) on investments...............................................        0.39
                                                                                                             ------
  Total from investment operations.....................................................................        0.43
                                                                                                             ------
LESS DISTRIBUTIONS
  Distributions from net investment income.............................................................        0.00
  Distributions from net realized capital gains........................................................        0.00
                                                                                                             ------
  Total distributions..................................................................................        0.00
                                                                                                             ------
NET ASSET VALUE, END OF PERIOD.........................................................................      $12.31
                                                                                                             ======
TOTAL RETURN (%).......................................................................................         3.6(b)
Ratio of operating expenses to average net assets (%)..................................................        0.95(c)
Ratio of net investment income to average net assets (%)...............................................        1.34(c)
Portfolio turnover rate (%)............................................................................         672
Net assets, end of period (000)........................................................................      $    2
The ratios of operating expenses to average net assets without giving effect to the contractual expense
 agreement would have been (%).........................................................................        0.95(c)

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIODS LESS THAN ONE YEAR ARE NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-347

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS U.S. GOVERNMENT PORTFOLIO

FINANCIAL HIGHLIGHTS--(UNAUDITED) (CONTINUED)

                                                                                               CLASS E
                                                                       -----------------------------------------------------
                                                                       SIX MONTHS            YEAR ENDED          MAY 1, 2001(A)
                                                                         ENDED              DECEMBER 31,            THROUGH
                                                                        JUNE 30,    ---------------------------   DECEMBER 31,
                                                                          2005        2004      2003      2002        2001
                                                                       ----------   --------  --------  -------  --------------
NET ASSET VALUE, BEGINNING OF PERIOD..................................  $  12.38    $  12.31  $  12.32  $ 11.96      $11.45
                                                                        --------    --------  --------  -------      ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income................................................      0.15        0.17      0.12     0.31        0.07
 Net realized and unrealized gain (loss) on investments...............      0.05        0.17      0.07     0.42        0.44
                                                                        --------    --------  --------  -------      ------
 Total from investment operations.....................................      0.20        0.34      0.19     0.73        0.51
                                                                        --------    --------  --------  -------      ------
LESS DISTRIBUTIONS
 Distributions from net investment income.............................     (0.16)      (0.14)    (0.08)   (0.20)       0.00
 Distributions from net realized capital gains........................     (0.24)      (0.13)    (0.12)   (0.17)       0.00
                                                                        --------    --------  --------  -------      ------
 Total distributions..................................................     (0.40)      (0.27)    (0.20)   (0.37)       0.00
                                                                        --------    --------  --------  -------      ------
NET ASSET VALUE, END OF PERIOD........................................  $  12.18    $  12.38  $  12.31  $ 12.32      $11.96
                                                                        ========    ========  ========  =======      ======
TOTAL RETURN (%)......................................................       1.6(b)      2.8       1.5      7.7         4.5(b)
Ratio of operating expenses to average net assets (%).................      0.76(c)     0.79      0.80     0.85        0.85(c)
Ratio of net investment income to average net assets (%)..............      2.48(c)     1.42      1.03     2.05        3.39(c)
Portfolio turnover rate (%)...........................................       879(c)      977       882      672         362
Net assets, end of period (000).......................................  $121,566    $123,455  $114,450  $67,262      $6,289
The ratios of operating expenses to average net assets without giving
 effect to the contractual expense agreement would have been (%)......        --          --        --     0.85        0.88(c)

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIODS LESS THAN ONE YEAR ARE NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-348

METROPOLITAN SERIES FUND, INC.

 BLACKROCK MONEY MARKET PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

COMMERCIAL PAPER--69.0%


       FACE                                  INTEREST MATURITY     VALUE
      AMOUNT    ISSUE                          RATE     DATE      (NOTE 1)
    ------------------------------------------------------------------------

                ASSET BACKED--10.7%
    $32,160,000 BMW U.S. Capital LLC........  3.38%    7/1/2005 $ 32,160,000
     10,000,000 Allstate Life Global Funding
                 II (144A) (d)..............  3.30%   7/27/2005   10,000,000
      2,200,000 Bank One Corp...............  7.63%    8/1/2005    2,208,961
      2,000,000 Amsterdam Funding Corp......  3.16%    8/2/2005    1,994,382
      3,920,000 Thunder Bay Funding, Inc....  3.25%    8/8/2005    3,906,552
      6,000,000 The Goldman Sachs
                 Group, Inc.................  8.25%   8/15/2005    6,038,980
     18,809,000 Brahms Funding Corp.........  3.35%   8/18/2005   18,724,986
                                                                ------------
                                                                  75,033,861
                                                                ------------

                FINANCE & BANKING--11.4%
      9,841,000 RaboBank USA Financial
                 Corp.......................  3.35%    7/1/2005    9,841,000
     30,470,000 UBS Finance, Inc............  3.39%    7/1/2005   30,470,000
      4,500,000 KFW International Finance,
                 Inc........................  2.80%    7/5/2005    4,498,600
      3,000,000 General Electric Capital
                 Corp.......................  3.04%   7/11/2005    2,997,467
      5,940,000 Irish Permanent Trust.......  3.04%   7/13/2005    5,933,981
      4,500,000 UBS Finance, Inc............  3.02%   7/22/2005    4,492,073
     10,500,000 General Electric Capital
                 Corp. (d)..................  3.21%   7/25/2005   10,501,764
      6,000,000 Bank of America (d).........  3.05%    8/8/2005    5,999,954
      5,000,000 Shell Finance, Plc..........  3.09%    8/9/2005    4,983,262
                                                                ------------
                                                                  79,718,101
                                                                ------------

                FINANCIAL SERVICES--17.2%
     10,000,000 Citigroup Global Markets
                 Holdings (d)...............  3.10%    7/5/2005   10,000,000
     35,651,000 Monument Garden
                 Funding....................  3.16%    8/2/2005   35,550,860
     20,000,000 Concord Municipal Capital
                 Co.........................  3.16%    8/9/2005   19,931,534
     35,000,000 Crown Point Capital Co......  3.34%   9/12/2005   34,762,953
     20,616,000 Lexington Parker Capital
                 Corp.......................  3.34%   9/15/2005   20,470,634
                                                                ------------
                                                                 120,715,981
                                                                ------------

                FOOD PRODUCTS--4.9%
     34,000,000 Sara Lee Corp...............  3.38%    7/1/2005   34,000,000
                                                                ------------

                INVESTMENT BROKERAGE--13.6%
     11,000,000 Morgan Stanley Group,
                 Inc. (d)...................  3.34%   7/15/2005   11,002,187
     13,600,000 Dorada Corp.................  3.11%   7/25/2005   13,571,848
      7,525,000 Dorada Corp.................  3.11%   7/26/2005    7,508,774
      5,500,000 The Goldman Sachs
                 Group, Inc. (d)............  3.16%   7/29/2005    5,500,000
     15,295,000 Dorada Corp.................  3.13%    8/3/2005   15,251,116
     15,000,000 Morgan Stanley Dean
                 Witter Co..................  3.23%    8/8/2005   14,948,859
     28,015,000 Westpac Trust Securities....  3.40%   9/26/2005   27,784,810
                                                                ------------
                                                                  95,567,594

                METALS & MINING--4.0%
     27,826,000 Rio Tinto, Ltd..............  3.38%    7/1/2005   27,826,000
                                                                ------------

       FACE                                INTEREST   MATURITY       VALUE
      AMOUNT    ISSUE                        RATE       DATE        (NOTE 1)
    -----------------------------------------------------------------------------

                TELECOMMUNICATIONS--2.2%
    $15,450,000 Check Point Charlie, Inc..  3.29%     7/20/2005   $ 15,423,173
                                                                  ------------

                THRIFTS & MORTGAGE FINANCE--5.0%
     35,000,000 Countrywide Financial
                 Corp.....................  3.32%     7/25/2005     34,922,533
                                                                  ------------
                Total Commercial Paper
                 (Cost: $483,207,243)...............               483,207,243
                                                                  ------------

    MEDIUM TERM NOTES--22.7%
    -----------------------------------------------------------------------------
      7,500,000 American Express Credit
                 Corp. (d)................  3.29%     7/11/2005      7,500,916
     12,411,000 Lexington Parker Capital
                 Corp.....................  3.12%     7/12/2005     12,399,168
      5,907,000 CCUSA, Inc................  3.07%     7/25/2005      5,894,910
      2,300,000 Spintab Swedmortgage
                 AB.......................  3.18%      9/1/2005      2,287,404
      7,900,000 John Hancock Global
                 Funding (144A) (d).......  3.65%      9/6/2005      7,904,366
     30,215,000 Alliance & Leicester......  3.26%     9/19/2005     29,996,109
     11,500,000 Credit Suisse First
                 Boston (d)...............  3.45%     9/21/2005     11,501,651
     22,250,000 Galaxy Funding, Inc.......  3.40%     9/27/2005     22,065,078
     30,000,000 Amstel Funding Corp.......  3.42%     9/29/2005     29,743,500
     30,000,000 Grampian Funding Ltd.,
                 LLC......................  3.42%     9/30/2005     29,740,650
                                                                  ------------
                Total Medium Term Notes
                 (Cost: $159,033,752)...............               159,033,752
                                                                  ------------

    CERTIFICATE OF DEPOSIT--8.3%
    -----------------------------------------------------------------------------
     34,750,000 Washington Mutual,
                 Inc......................  3.28%      8/8/2005     34,750,000
     23,400,000 Credit Suisse First
                 Boston...................  3.30%      8/9/2005     23,400,000
                                                                  ------------
                Total Certificate of Deposit
                 (Cost: $58,150,000)................                58,150,000
                                                                  ------------

    FEDERAL AGENCIES--2.8%
    -----------------------------------------------------------------------------
      5,300,000 United States Treasury
                 Bills....................  2.59%     7/21/2005      5,292,366
      5,000,000 United States Treasury
                 Bills....................  2.81%      8/4/2005      4,986,731
      9,100,000 Federal Home Loan
                 Bank.....................  3.15%    10/12/2005      9,017,986
                                                                  ------------
                Total Federal Agencies
                 (Cost: $19,297,083)................                19,297,083
                                                                  ------------

    YANKEE CERTIFICATE OF DEPOSIT--0.6%
    -----------------------------------------------------------------------------
      4,000,000 HSBC Bank USA, N.A........  3.14%      8/9/2005      4,000,026

                Total Yankee Certificate of Deposit
                 (Cost: $4,000,026).................                 4,000,026
                                                                  ------------
                Total Investments--103.4%
                 (Cost $723,688,104) (a)............               723,688,104
                Other assets less liabilities.......               (23,584,501)
                                                                  ------------
                TOTAL NET ASSETS--100.0%............              $700,103,603
                                                                  ============

  SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

                                    MSF-349

METROPOLITAN SERIES FUND, INC.

 BLACKROCK MONEY MARKET PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
JUNE 30, 2005 (UNAUDITED)

     ASSETS
       Investments at value......................             $723,688,104
       Cash......................................                      616
       Receivable for:
        Fund shares sold.........................                1,823,946
        Accrued Interest.........................                  522,820
                                                              ------------
         Total Assets............................              726,035,486
     LIABILITIES
       Payable for:
        Fund shares redeemed..................... $ 2,040,618
        Securities purchased.....................  23,400,000
       Accrued expenses:
        Management fees..........................     196,001
        Service and distribution fees............      52,344
        Deferred directors fees..................     117,049
        Other expenses...........................     125,871
                                                  -----------
         Total Liabilities.......................               25,931,883
                                                              ------------
     NET ASSETS..................................             $700,103,603
                                                              ============
       Net assets consist of :
        Capital paid in..........................             $700,107,916
        Accumulated net realized gains (losses)..                   (4,313)
                                                              ------------
     NET ASSETS..................................             $700,103,603
                                                              ============
     Computation of offering price:
     CLASS A
     Net asset value and redemption price per
      share ($439,675,802 divided by
      4,396,815 shares outstanding)..............             $     100.00
                                                              ============
     CLASS B
     Net asset value and redemption price per
      share ($251,076,412 divided by
      2,510,779 shares outstanding)..............             $     100.00
                                                              ============
     CLASS E
     Net asset value and redemption price per
      share ($9,351,389 divided by 93,515
      shares outstanding)........................             $     100.00
                                                              ============
     Identified cost of investments..............             $723,688,104
                                                              ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)

       INVESTMENT INCOME
         Interest...............................             $8,152,785
                                                             ----------
       EXPENSES
         Management fees........................ $1,045,442
         Service and distribution fees--Class B.    170,600
         Service and distribution fees--Class E.      7,527
         Directors' fees and expenses...........     11,718
         Custodian..............................     66,732
         Audit and tax services.................     12,167
         Legal..................................     10,074
         Printing...............................     77,254
         Insurance..............................      6,042
         Miscellaneous..........................     28,262
                                                 ----------
         Total expenses before reductions.......  1,435,818
         Management fee waiver..................    (16,602)  1,419,216
                                                 ----------  ----------
       NET INVESTMENT INCOME....................              6,733,569
                                                             ----------
       REALIZED AND UNREALIZED GAIN (LOSS)
       Realized gain (loss) on:
         Investments--net.......................                 (4,313)
                                                             ----------
       Net gain (loss)..........................                 (4,313)
                                                             ----------
       NET INCREASE (DECREASE) IN NET ASSETS
        FROM OPERATIONS.........................             $6,729,256
                                                             ==========

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-350

METROPOLITAN SERIES FUND, INC.

 BLACKROCK MONEY MARKET PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                                      SIX MONTHS
                                                                        ENDED        YEAR ENDED
                                                                       JUNE 30,     DECEMBER 31,
                                                                         2005           2004
                                                                     ------------  -------------
FROM OPERATIONS
  Net investment income............................................. $  6,733,569  $   5,383,855
  Net realized loss.................................................       (4,313)             0
                                                                     ------------  -------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................    6,729,256      5,383,855
                                                                     ------------  -------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................   (5,122,553)    (4,758,832)
    Class B.........................................................   (1,504,013)      (546,831)
    Class E.........................................................     (107,003)       (78,192)
                                                                     ------------  -------------
  TOTAL DISTRIBUTIONS...............................................   (6,733,569)    (5,383,855)
                                                                     ------------  -------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.  140,005,799   (132,257,191)
                                                                     ------------  -------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................  140,001,486   (132,257,191)

NET ASSETS
  Beginning of the period...........................................  560,102,117    692,359,308
                                                                     ------------  -------------
  End of the period................................................. $700,103,603  $ 560,102,117
                                                                     ============  =============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                    SIX MONTHS ENDED              YEAR ENDED
                                                                     JUNE 30, 2005            DECEMBER 31, 2004
                                                               -------------------------  -------------------------
                                                                 SHARES          $          SHARES          $
                                                               ----------  -------------  ----------  -------------
CLASS A
  Sales.......................................................  1,730,595  $ 173,059,504   7,617,875  $ 761,784,717
  Shares issued through acquisition...........................     31,414      3,141,378           0              0
  Reinvestments...............................................     51,226      5,122,553      47,589      4,758,832
  Redemptions................................................. (2,113,187)  (211,318,652) (9,072,882)  (907,288,288)
                                                               ----------  -------------  ----------  -------------
  Net increase (decrease).....................................   (299,952) $ (29,995,217) (1,407,418) $(140,744,739)
                                                               ==========  =============  ==========  =============
CLASS B
  Sales.......................................................    744,380  $  74,437,898     831,966  $  83,196,625
  Shares issued through acquisition...........................  1,944,828    194,482,841           0              0
  Reinvestments...............................................     15,040      1,504,013       5,468        546,831
  Redemptions.................................................   (981,559)   (98,155,864)   (800,176)   (80,017,602)
                                                               ----------  -------------  ----------  -------------
  Net increase (decrease).....................................  1,722,689  $ 172,268,888      37,258  $   3,725,854
                                                               ==========  =============  ==========  =============
CLASS E
  Sales.......................................................     19,380  $   1,937,969     283,220  $  28,321,972
  Reinvestments...............................................      1,070        107,003         782         78,192
  Redemptions.................................................    (43,128)    (4,312,844)   (236,385)   (23,638,470)
                                                               ----------  -------------  ----------  -------------
  Net increase (decrease).....................................    (22,678) $  (2,267,872)     47,617  $   4,761,694
                                                               ==========  =============  ==========  =============
  Increase (decrease) derived from capital share transactions.  1,400,059  $ 140,005,799  (1,322,543) $(132,257,191)
                                                               ==========  =============  ==========  =============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-351

METROPOLITAN SERIES FUND, INC.

 BLACKROCK MONEY MARKET PORTFOLIO

FINANCIAL HIGHLIGHTS (UNAUDITED)


                                                                                    CLASS A
                                                         -------------------------------------------------------------
                                                         SIX MONTHS
                                                           ENDED                   YEAR ENDED DECEMBER 31,
                                                          JUNE 30,    ------------------------------------------------
                                                            2005        2004      2003      2002      2001      2000
                                                         ----------   --------  --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD....................  $ 100.00    $ 100.00  $ 100.00  $ 100.00  $ 100.00  $ 100.00
                                                          --------    --------  --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income.................................      1.14        0.98      0.80      1.41      3.88      6.05
                                                          --------    --------  --------  --------  --------  --------
  Total from investment operations......................      1.14        0.98      0.80      1.41      3.88      6.05
                                                          --------    --------  --------  --------  --------  --------
LESS DISTRIBUTIONS
  Distributions from net investment income..............     (1.14)      (0.98)    (0.80)    (1.41)    (3.88)    (6.05)
                                                          --------    --------  --------  --------  --------  --------
  Total distributions...................................     (1.14)      (0.98)    (0.80)    (1.41)    (3.88)    (6.05)
                                                          --------    --------  --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD..........................  $ 100.00    $ 100.00  $ 100.00  $ 100.00  $ 100.00  $ 100.00
                                                          ========    ========  ========  ========  ========  ========
TOTAL RETURN (%)........................................       1.2(b)      1.0       0.8       1.4       4.0       6.2
Ratio of operating expenses to average net assets (%)...      0.42(c)     0.42      0.40      0.43      0.42      0.41
Ratio of net investment income to average net assets (%)      2.29(c)     0.97      0.78      1.40      3.80      6.04
Net assets, end of period (000).........................  $439,676    $469,674  $610,419  $332,151  $277,381  $242,346

                                                                         CLASS B                                          CLASS E
                                                  ---------------------------------------------------    ------------------------
                                                  SIX MONTHS           YEAR ENDED         MAY 1, 2001(A) SIX MONTHS
                                                    ENDED             DECEMBER 31,           THROUGH       ENDED      YEAR ENDED
                                                   JUNE 30,    -------------------------   DECEMBER 31,   JUNE 30,   DECEMBER 31,
                                                     2005        2004     2003     2002        2001         2005         2004
                                                  ----------   -------  -------  -------  -------------- ----------  ------------
NET ASSET VALUE, BEGINNING OF PERIOD.............  $ 100.00    $100.00  $100.00  $100.00     $100.00      $100.00      $100.00
                                                   --------    -------  -------  -------     -------      -------      -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income..........................      1.02       0.73     0.55     1.16        1.95         1.07         0.83
                                                   --------    -------  -------  -------     -------      -------      -------
  Total from investment operations...............      1.02       0.73     0.55     1.16        1.95         1.07         0.83
                                                   --------    -------  -------  -------     -------      -------      -------
LESS DISTRIBUTIONS
  Distributions from net investment income.......     (1.02)     (0.73)   (0.55)   (1.16)      (1.95)       (1.07)       (0.83)
                                                   --------    -------  -------  -------     -------      -------      -------
  Total distributions............................     (1.02)     (0.73)   (0.55)   (1.16)      (1.95)       (1.07)       (0.83)
                                                   --------    -------  -------  -------     -------      -------      -------
NET ASSET VALUE, END OF PERIOD...................  $ 100.00    $100.00  $100.00  $100.00     $100.00      $100.00      $100.00
                                                   ========    =======  =======  =======     =======      =======      =======
TOTAL RETURN (%).................................       1.0(b)     0.7      0.6      1.2         2.0(b)       1.1(b)       0.8
Ratio of operating expenses to average net assets
 (%).............................................      0.67(c)    0.67     0.65     0.68        0.67(c)      0.57(c)      0.57
Ratio of net investment income to average net
 assets (%)......................................      2.20(c)    0.74     0.65     1.15        1.65(c)      2.13(c)      0.88
Net assets, end of period (000)..................  $251,076    $78,809  $75,083  $57,260     $15,407      $ 9,351      $11,619

                                                  ---------------
                                                  APRIL 23, 2003(A)
                                                       THROUGH
                                                    DECEMBER 31,
                                                        2003
                                                  -----------------
NET ASSET VALUE, BEGINNING OF PERIOD.............      $100.00
                                                       -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income..........................         0.42
                                                       -------
  Total from investment operations...............         0.42
                                                       -------
LESS DISTRIBUTIONS
  Distributions from net investment income.......        (0.42)
                                                       -------
  Total distributions............................        (0.42)
                                                       -------
NET ASSET VALUE, END OF PERIOD...................      $100.00
                                                       =======
TOTAL RETURN (%).................................          0.4(b)
Ratio of operating expenses to average net assets
 (%).............................................         0.55(c)
Ratio of net investment income to average net
 assets (%)......................................         0.58(c)
Net assets, end of period (000)..................      $ 6,858

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIODS LESS THAN ONE YEAR ARE NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-352

METROPOLITAN SERIES FUND, INC.

 NOTES TO SCHEDULE OF INVESTMENTS--JUNE 30, 2005 (UNAUDITED)

(a) See Notes to Financial Statements for federal tax information on unrealized appreciation and depreciation of investment securities for federal income tax purposes.

(b) Non-Income Producing.

(c) A portion or all of the security was held on loan. As of June 30, 2005, the market value of securities loaned and the collateral received were as follows:

                                                              MARKET VALUE
                                                        OF COLLATERAL BACKED BY
                                      MARKET VALUE OF   ------------------------
PORTFOLIO                            SECURITIES ON LOAN              SECURITIES
---------                            ------------------              -----------
BlackRock Aggressive Growth.........    $ 93,430,218    $ 96,083,178 $         0
BlackRock Bond Income...............     212,295,873     216,377,488           0
BlackRock Diversified...............     237,041,076     241,610,609     580,381
BlackRock Investment Trust..........     110,913,173     113,872,721           0
BlackRock Legacy Large Cap Growth...      17,146,729      17,765,528           0
BlackRock Strategic Value...........     233,934,178     240,151,180           0
Davis Venture Value.................     175,681,629     181,843,106           0
FI International Stock..............      78,863,345      82,033,312           0
FI Mid Cap Opportunities............     172,425,033     176,769,509     426,864
Harris Oakmark Focused Value........     114,390,488     117,675,002           0
Jennison Growth.....................      39,261,160      40,335,013           0
Lehman Brothers Aggregate Bond Index     252,100,748     239,211,758  17,632,810
Loomis Sayles Small Cap.............     100,766,707     103,398,709           0
MetLife Mid Cap Stock Index.........      85,387,002      87,680,618      20,150
MetLife Stock Index.................     351,189,098     361,025,783           0
Morgan Stanley EAFE Index...........      74,504,328      78,136,702           0
Russell 2000 Index..................      99,612,037     102,807,700      52,543
T. Rowe Price Small Cap Growth......      85,298,078      87,761,441           0

(d) Variable or Floating Rate Security. Rate disclosed is as of June 30, 2005.

(e) Step Bond: Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date.

(f) Non-Income Producing; issuer filed under Chapter 11 of the Federal Bankruptcy Code.

(g) Non-Income Producing; Defaulted Bond.

(h) Interest Only Certificate. This security receives monthly interest payments but is not entitled to principal payments.

(i) Zero Valued Security.

(j) Security was valued in good faith under procedures established by the Board of Directors.

                                    MSF-353

METROPOLITAN SERIES FUND, INC.

144A -- Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2005, the market value of 144A securities for each Portfolio was as follows:

                                                                % OF TOTAL
     PORTFOLIO                                     MARKET VALUE NET ASSETS
     ---------                                     ------------ ----------
     BlackRock Bond Income........................ $53,377,452     5.1%
     BlackRock Diversified........................  21,731,979     1.2
     BlackRock Money Market.......................  17,904,366     2.6
     FI International Stock.......................   1,211,960     0.3
     Lehman Brothers Aggregate Bond Index.........   4,335,171     0.4
     MFS Total Return.............................   4,802,988     1.0
     Salomon Brothers Strategic Bond Opportunities  30,873,833     7.6
     Salomon Brothers U.S. Government.............  20,277,019     3.4

ADR -- An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

AUD -- Australian Dollar

CAD -- Canadian Dollar

CHF -- Swiss Franc

Escrow Receipt -- A certificate that guarantees that the securities underlying an option contract are on deposit and will be delivered in the event that the option is exercised.

EUR -- Euro Currency

FDR -- Fiduciary Depository Receipt

GBP -- Pound Sterling

GDR -- Global Depository Receipt

HKD -- Hong Kong Dollar

JPY -- Japanese Yen

KRW -- South Korean Won

Liquidating Unit Trust -- An undivided beneficial interest in the Liquidating Trust represented by a certificate.

MXN -- Mexican Peso

REIT -- A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interest.

SEK -- Swedish Krona

SDR -- Swedish Depositary Receipt

TBA -- A contract for the purchase or sale of a Mortgage Backed Security to be delivered at a future date but does not include a specified pool or precise amount to be delivered.

TII -- Treasury Inflation Index is a security with a fixed interest rate and the principal is adjusted for inflation. At maturity, the security will be redeemed at the greater of the inflation adjusted principal or par amount at original issue.

                                    MSF-354

METROPOLITAN SERIES FUND, INC.

 NOTES TO FINANCIAL STATEMENTS--JUNE 30, 2005 (UNAUDITED)


1. SIGNIFICANT ACCOUNTING POLICIES:

   The Metropolitan Series Fund, Inc. (the "Fund") is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end investment company. Each Portfolio of the Fund other than Harris Oakmark Focused Value Portfolio and each Asset Allocation Portfolio is diversified. Harris Oakmark Focused Value and the Asset Allocation Portfolios are non-diversified. The Fund is a "series" type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments ("Portfolio"). Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company ("MetLife"), New England Life Insurance Company ("NELICO"), General American Life Insurance Company ("General American"), The MetLife Investors Group of Insurance Companies and other affiliated insurance companies (the "Insurance Companies"), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although not all Portfolios are available to all such separate accounts. Each Portfolio's shares may be divided into different classes. Currently the classes being offered by some or all Portfolios are named Class A, Class B, and Class E. The classes of a given Portfolio's shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP").

   INVESTMENT VALUATION:

   As permitted under Rule 2a-7 of the 1940 Act, and subject to certain conditions therein, the BlackRock Money Market Portfolio employs the amortized cost method of security valuation that the Fund's Board of Directors (the "Board") has determined approximates the fair market net asset value per share of the Portfolio. The Board monitors the deviations between the Portfolio's net asset value per share, as determined by using available market quotations, and its amortized cost price per share. If the deviation exceeds 1/2 of 1%, the Board will consider what action, if any, should be initiated.

   Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board. Short term obligations with a remaining maturity of sixty days or less are stated at amortized cost value that approximates fair market value.

   Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the "NOCP"). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day, are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

   If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors. When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

   The Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Fund may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

   Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the

                                    MSF-355

METROPOLITAN SERIES FUND, INC.

   United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Fund values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Fund values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Fund may frequently value many of the Portfolios' foreign equity securities using fair value prices based on third party vendor modeling tools.

   Forward foreign currency exchange contracts are valued based on the mean between closing bid and ask prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

   Options, whether on securities, indices, or futures contracts, are valued at the last sales price available as of the close of business on the day of valuation or, if no sale, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily.

   The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

   Subject to the Board's oversight, the Fund's Board of Directors has delegated day-to-day responsibility for valuing Portfolio assets to MetLife Advisers or the subadvisers of the Portfolios, who value such assets as described above and operate under procedures approved by the Board.

   The net asset value of each Asset Allocation Portfolio and the Zenith Equity Portfolio is calculated based on the net asset values of the Underlying Portfolios in which such Portfolio invests. The Underlying Portfolios that are Portfolios of the Fund will use fair value pricing in the circumstances and manner described above.

   INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:

   Portfolio security transactions are recorded on the trade date. Securities denominated in foreign currencies are translated at exchange rates prevailing on the respective dates traded. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Transactions denominated in foreign currencies are recorded at the rate prevailing when earned or incurred. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Asset and liability accounts that are denominated in foreign currencies are adjusted to reflect current exchange rates prevailing on the respective dates traded.

   REPURCHASE AGREEMENTS:

   Each Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. Each Portfolio's subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited.

   FOREIGN CURRENCY TRANSLATION:

   The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

   Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign

                                    MSF-356

METROPOLITAN SERIES FUND, INC.

   withholding taxes recorded by each Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by each Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

   FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS:

   Certain Portfolios may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, such a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the statement of assets and liabilities. Realized and unrealized gains and losses are included in the statement of operations. These instruments involve market and/or credit risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counter parties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

   FUTURES CONTRACTS:

   Certain Portfolios may buy and sell futures contracts (on recognized exchanges) on equity securities or stock indices as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. A Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when a Portfolio's obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

   OPTIONS:

   Certain Portfolios may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio's exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio's exposure to the underlying instrument, or hedge other Portfolio investments.

   For options purchased to hedge the Portfolio's investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

   MORTGAGE DOLLAR ROLLS:

   The Salomon Brothers Strategic Bond Opportunities Portfolio, Salomon Brothers U.S. Government Portfolio and BlackRock Bond Income Portfolio may enter into mortgage "dollar rolls" in which a Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Dollar rolls are accounted for as purchase and sale transactions; gain/loss is recognized at the end of the term of the dollar roll. The average monthly balance of dollar rolls outstanding during the six months ended June 30, 2005 was approximately $109,324,027, $207,099,272 and $155,728,796 for the Salomon
   Brothers Strategic Bond Opportunities Portfolio, Salomon Brothers U.S. Government Portfolio and BlackRock Bond Income Portfolio, respectively.

   Portfolios that enter into mortgage dollar rolls are subject to the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Portfolio's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities.

   "WHEN-ISSUED" SECURITIES:

   Purchasing securities "when-issued" is a commitment by a Portfolio to buy a security before the security is actually issued. The amount of the Portfolio's payment obligation and the security's interest rate are determined when the commitment is made, even

                                    MSF-357

METROPOLITAN SERIES FUND, INC.

   though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

   ESTIMATES AND ASSUMPTIONS:

   The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

   FEDERAL INCOME TAXES:

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code and regulations there under applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. As of June 30, 2005, the following Portfolios had capital loss carryovers.

                                           EXPIRING   EXPIRING     EXPIRING     EXPIRING    EXPIRING    EXPIRING
PORTFOLIO                       TOTAL      12/31/12   12/31/11     12/31/10     12/31/09    12/31/08    12/31/07
---------                    ------------ ---------- ----------- ------------ ------------ ----------- ----------
BlackRock Aggressive Growth. $408,607,203 $        0 $         0 $201,096,876 $204,394,269 $ 3,116,058 $        0
BlackRock Diversified.......  251,145,253          0           0  243,854,095    7,291,158           0          0
BlackRock Investment Trust..  508,176,462          0  14,588,867  442,142,756   51,444,839           0          0
BlackRock Large Cap Value...    3,146,530          0     520,049       37,937    2,588,544           0          0
BlackRock Legacy Large Cap
 Growth.....................  253,627,998          0           0  205,405,850   48,222,148           0          0
BlackRock Money Market......       22,236      3,013          28          918       17,711           0        566
BlackRock Strategic Value...      789,735          0           0      789,735            0           0          0
Capital Guardian U.S. Equity   30,176,078          0   1,369,466   11,190,563   17,616,049           0          0
Davis Venture Value.........  110,176,856  4,821,033  25,334,925   49,957,026   30,063,873           0          0
FI International Stock......   71,702,196          0           0   62,545,070    9,157,126           0          0
FI Mid Cap Opportunities....  817,523,303          0  16,477,953  376,464,857  424,580,493           0          0
FI Value Leaders............   70,976,777          0  16,766,777   54,210,000            0           0          0
Harris Oakmark Large Cap
 Value......................   13,540,847    723,150   8,688,699    4,128,998            0           0          0
Jennison Growth.............   47,127,381          0  15,329,617   31,797,764            0           0          0
Lehman Brothers Aggregate
 Bond Index.................    1,823,610    499,465           0      449,093      836,845           0     38,207
MetLife Stock Index.........    2,696,118          0           0    2,696,118            0           0          0
MFS Investors Trust.........   19,322,639          0           0            0    9,265,962  10,056,677          0
MFS Total Return............   29,724,906          0           0    5,467,027   13,005,887   7,456,224  3,795,768
Morgan Stanley EAFE Index...    3,575,290          0           0    3,575,290            0           0          0
Oppenheimer Global Equity
 (formerly Scudder Global
 Equity)....................   20,157,283          0   4,262,486   15,894,797            0           0          0
T. Rowe Price Large Cap
 Growth.....................   37,698,087          0   4,593,031   16,388,306   16,716,750           0          0
T. Rowe Price Small Cap
 Growth.....................   54,533,071          0   9,886,767   36,254,607    8,391,697           0          0
Zenith Equity...............  149,347,303          0  14,363,795            0  134,983,508           0          0

   The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2005 are listed below:

                                                                                 NET
                                                                              UNREALIZED
                                   FEDERAL TAX    UNREALIZED   UNREALIZED   APPRECIATION/
PORTFOLIO                             COST       APPRECIATION DEPRECIATION  (DEPRECIATION)
---------                         -------------- ------------ ------------  --------------
BlackRock Aggressive Growth...... $  765,456,858 $172,723,484 $ (7,492,994)  $165,230,490
BlackRock Bond Income............  1,088,323,399   12,506,029   (3,921,591)     8,584,438
BlackRock Diversified............  1,853,004,694  109,568,174  (37,718,431)    71,849,743
BlackRock Investment Trust.......  1,735,401,246  142,370,551  (48,917,635)    93,452,916
BlackRock Large Cap Value........    116,494,064    9,965,853   (2,171,331)     7,794,522
BlackRock Legacy Large Cap Growth    483,148,328   64,384,346  (10,413,815)    53,970,531
BlackRock Money Market...........    723,688,104            0           (0)             0

                                    MSF-358

METROPOLITAN SERIES FUND, INC.

                                                                                                             NET
                                                                                                          UNREALIZED
                                                            FEDERAL TAX     UNREALIZED     UNREALIZED   APPRECIATION/
PORTFOLIO                                                      COST        APPRECIATION   DEPRECIATION  (DEPRECIATION)
---------                                                  -------------- -------------- -------------  --------------
BlackRock Strategic Value................................. $  899,751,544 $  100,232,102 $ (18,461,843)  $ 81,770,259
Capital Guardian U.S. Equity..............................    444,701,903     64,650,216   (17,695,649)    46,954,567
Davis Venture Value.......................................  2,196,493,359    553,431,633   (34,500,484)   518,931,149
FI International Stock....................................    400,029,965     52,230,960   (10,630,939)    41,600,021
FI Mid Cap Opportunities..................................    919,585,378     95,682,901   (37,670,359)    58,012,542
FI Value Leaders..........................................    518,426,473     59,119,026   (10,960,395)    48,158,631
Franklin Templeton Small Cap Growth.......................     86,351,834     14,635,050    (4,433,190)    10,201,860
Harris Oakmark Focused Value..............................  1,386,286,491    414,850,148    (1,312,779)   413,537,369
Harris Oakmark Large Cap Value............................    480,510,340     88,358,290    (7,683,349)    80,674,941
Jennison Growth...........................................    823,741,112    139,743,026   (17,497,942)   122,245,084
Lehman Brothers Aggregate Bond Index......................  1,004,666,456     26,698,523    (5,711,226)    20,987,297
Loomis Sayles Small Cap...................................    343,588,281     75,807,597    (5,287,940)    70,519,657
MetLife Aggressive Allocation.............................        575,876          2,780        (1,445)         1,335
MetLife Conservative Allocation...........................      1,495,337          7,651          (787)         6,864
MetLife Conservative to Moderate Allocation...............      6,365,152         34,466        (4,624)        29,842
MetLife Moderate Allocation...............................     11,467,418         63,309       (10,935)        52,374
MetLife Moderate to Aggressive Allocation.................      9,455,423         43,816       (16,681)        27,135
MetLife Mid Cap Stock Index...............................    298,542,367     79,013,494   (14,717,059)    64,296,435
MetLife Stock Index.......................................  4,161,037,186  1,220,779,487  (517,332,907)   703,446,580
MFS Investors Trust.......................................    111,958,568     13,660,234    (3,098,239)    10,561,995
MFS Total Return..........................................    462,426,247     37,868,152    (9,292,975)    28,575,177
Morgan Stanley EAFE Index.................................    331,978,359     68,516,295   (11,257,723)    57,258,572
Neuberger Berman Mid Cap Value............................    552,468,523     58,391,539    (6,719,014)    51,672,525
Oppenheimer Global Equity (formerly Scudder Global Equity)    211,647,178     13,698,201    (5,030,703)     8,667,498
Russell 2000 Index........................................    344,283,260     76,967,440   (23,241,504)    53,725,936
Salomon Brothers Strategic Bond Opportunities.............    535,914,980      9,872,893    (4,846,243)     5,026,650
Salomon Brothers U.S. Government..........................  1,066,665,841      1,375,430    (1,199,604)       175,826
T. Rowe Price Large Cap Growth............................    276,977,210     37,937,258    (7,103,779)    30,833,479
T. Rowe Price Small Cap Growth............................    265,150,558    106,428,271   (27,657,876)    78,770,395
Zenith Equity.............................................    837,545,894    126,568,060            (0)   126,568,060

   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

   BlackRock Money Market Portfolio dividends are declared daily to shareholders of record at the time and are paid monthly. All other Portfolios record dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital. These differences primarily relate to tax equalization, investments in mortgage backed securities and investments in foreign securities.

   EXPENSE REDUCTIONS:

   Certain Portfolio trades are directed to brokers who paid a portion of the Portfolio's expenses. Amounts paid for each Portfolio are shown as expense reductions in the Statement of Operations of the respective Portfolio.

2. PURCHASES AND SALES:

   For the six months ended June 30, 2005, purchases and sales of securities (excluding short-term investments) for each of the Portfolios were as follows:

                                            PURCHASES                       SALES
                                  ----------------------------- -----------------------------
                                       U.S.                          U.S.
PORTFOLIO                           GOVERNMENT       OTHER        GOVERNMENT       OTHER
---------                         -------------- -------------- -------------- --------------
BlackRock Aggressive Growth...... $            0 $  321,865,105 $            0 $  377,459,555
BlackRock Bond Income............  4,990,976,261    393,971,501  4,958,186,830    311,349,336
BlackRock Diversified............  4,123,501,304  1,017,903,126  4,112,005,766  1,042,503,074
BlackRock Investment Trust.......              0  1,173,108,019              0  1,252,496,078
BlackRock Large Cap Value........              0    109,137,371              0     98,554,999
BlackRock Legacy Large Cap Growth              0    212,071,195              0    252,814,925

                                    MSF-359

METROPOLITAN SERIES FUND, INC.

                                                                    PURCHASES                     SALES
                                                           --------------------------- ---------------------------
                                                                U.S.                        U.S.
PORTFOLIO                                                    GOVERNMENT      OTHER       GOVERNMENT      OTHER
---------                                                  -------------- ------------ -------------- ------------
BlackRock Strategic Value................................. $            0 $925,608,348 $            0 $935,439,182
Capital Guardian U.S. Equity..............................              0   61,279,369              0   65,265,026
Davis Venture Value.......................................              0  637,899,191              0  496,379,020
FI International Stock....................................              0  160,170,611              0  137,243,113
FI Mid Cap Opportunities..................................              0  702,056,811              0  739,180,362
FI Value Leaders..........................................              0  289,272,265              0  311,936,660
Franklin Templeton Small Cap Growth.......................              0   33,311,797              0   20,624,778
Harris Oakmark Focused Value..............................              0  242,072,612              0  211,643,080
Harris Oakmark Large Cap Value............................              0   78,031,338              0   23,714,098
Jennison Growth...........................................              0  380,488,982              0  293,727,480
Lehman Brothers Aggregate Bond Index......................    187,105,970   53,561,781    119,073,010   19,178,409
Loomis Sayles Small Cap...................................              0  253,028,658              0  264,777,366
MetLife Aggressive Allocation.............................              0      765,691              0      192,370
MetLife Conservative Allocation...........................              0    1,497,854              0        2,567
MetLife Conservative to Moderate Allocation...............              0    6,615,562              0      256,229
MetLife Moderate Allocation...............................              0   11,467,432              0           13
MetLife Moderate to Aggressive Allocation.................              0    9,455,423              0            0
MetLife Mid Cap Stock Index...............................              0   86,386,978              0   49,894,996
MetLife Stock Index.......................................              0  117,011,905              0  101,986,929
MFS Investors Trust.......................................              0   34,406,904              0   39,157,287
MFS Total Return..........................................     56,898,711  105,239,301     50,154,397   77,706,547
Morgan Stanley EAFE Index.................................              0   83,252,137              0   42,199,328
Neuberger Berman Mid Cap Value............................              0  342,484,316              0  266,282,632
Oppenheimer Global Equity (formerly Scudder Global Equity)              0  233,596,524              0  227,975,878
Russell 2000 Index........................................              0  123,113,441              0  103,780,498
Salomon Brothers Strategic Bond Opportunities.............    800,010,012   99,276,700    704,433,689  145,383,886
Salomon Brothers U.S. Government..........................  1,769,132,447            0  1,518,900,881            0
T. Rowe Price Large Cap Growth............................              0   80,181,127              0   46,365,635
T. Rowe Price Small Cap Growth............................              0   43,431,399              0   54,084,358
Zenith Equity.............................................              0   19,498,114              0   76,770,216

   OPTIONS WRITTEN:

   The BlackRock Bond Income Portfolio transactions in options written during the six months ended June 30, 2005 were as follows:

                                                   NUMBER OF PREMIUMS
                                                   CONTRACTS RECEIVED
                                                   --------- --------
          Options outstanding at December 31, 2004      0    $      0
          Options written.........................    520     327,555
                                                      ---    --------
          Options outstanding at June 30, 2005....    520    $327,555
                                                      ===    ========

   The BlackRock Diversified Portfolio transactions in options written during the six months ended June 30, 2005 were as follows:

                                                   NUMBER OF PREMIUMS
                                                   CONTRACTS RECEIVED
                                                   --------- --------
          Options outstanding at December 31, 2004      0    $      0
          Options written.........................    339     213,944
                                                      ---    --------
          Options outstanding at June 30, 2005....    339    $213,944
                                                      ===    ========

                                    MSF-360

METROPOLITAN SERIES FUND, INC.

3. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

   INVESTMENT MANAGEMENT AGREEMENTS:

   MetLife Advisers, LLC (MetLife Advisers) is the investment adviser to the Portfolios. The Fund has entered into investment management agreements with MetLife Advisers. For providing investment management services to the Fund, MetLife Advisers receives monthly compensation at the following annual rates of:

                                          MANAGEMENT
                                        FEES EARNED BY         ANNUAL
                                       METLIFE ADVISERS      PERCENTAGE            BASED ON PORTFOLIOS
                                     FOR THE PERIOD ENDED  RATES PAID TO         AVERAGE DAILY NET ASSET
PORTFOLIO                               JUNE 30, 2005     METLIFE ADVISERS            VALUE LEVELS
---------                            -------------------- ---------------- ------------------------------------
BlackRock Aggressive Growth.........      $3,368,576           0.750%      Of the first $500 million
                                                               0.700%      Of the next $500 million
                                                               0.650%      On amounts in excess of $1 billion
BlackRock Bond Income...............       2,036,878           0.400%      Of the first $1 billion
                                                               0.350%      Of the next $1 billion
                                                               0.300%      Of the next $1 billion
                                                               0.250%      On amounts in excess of $3 billion
BlackRock Diversified...............       4,162,718           0.500%      Of the first $500 million
                                                               0.450%      Of the next $500 million
                                                               0.400%      On amounts in excess of $1 billion
BlackRock Investment Trust..........       4,532,796           0.550%      Of the first $500 million
                                                               0.500%      Of the next $500 million
                                                               0.450%      On amounts in excess of $1 billion
BlackRock Large Cap Value...........         407,936           0.700%      Of the first $250 million
                                                               0.650%      Of the next $500 million
                                                               0.600%      On amounts in excess of $750 million
BlackRock Legacy Large Cap Growth...       1,973,377           0.730%      Of the first $1 billion
                                                               0.650%      On amounts in excess of $1 billion
BlackRock Money Market..............       1,045,442           0.350%      Of the first $1 billion
                                                               0.300%      Of the next $1 billion
                                                               0.250%      On amounts in excess of $2 billion
BlackRock Strategic Value...........       3,928,151           0.850%      Of the first $500 million
                                                               0.800%      Of the next $500 million
                                                               0.750%      On amounts in excess of $1 billion
Capital Guardian U.S. Equity........       1,660,826           0.700%      Of the first $200 million
                                                               0.650%      Of the next $300 million
                                                               0.600%      Of the next $1.5 billion
                                                               0.550%      On amounts in excess of $2 billion
Davis Venture Value.................       9,678,092           0.750%      Of the first $1 billion
                                                               0.700%      On amounts in excess of $1 billion
FI International Stock..............       1,854,629           0.860%      Of the first $500 million
                                                               0.800%      Of the next $500 million
                                                               0.750%      On amounts in excess of $1 billion
FI Mid Cap Opportunities............       3,293,186           0.750%      Of the first $100 million
                                                               0.700%      Of the next $400 million
                                                               0.650%      On amounts in excess of $500 million
FI Value Leaders....................       1,891,101           0.700%      Of the first $200 million
                                                               0.650%      Of the next $300 million
                                                               0.600%      Of the next $1.5 billion
                                                               0.550%      On amounts in excess of $2 billion
Franklin Templeton Small Cap Growth.         381,089           0.900%      Of the first $500 million
                                                               0.850%      On amounts in excess of $500 million
Harris Oakmark Focused Value........       6,090,703           0.750%      Of the first $1 billion
                                                               0.700%      On amounts in excess of $1 billion
Harris Oakmark Large Cap Value......       1,931,847           0.750%      Of the first $250 million
                                                               0.700%      On amounts in excess of $250 million
Jennison Growth.....................       2,684,630           0.700%      Of the first $200 million
                                                               0.650%      Of the next $300 million
                                                               0.600%      Of the next $1.5 billion
                                                               0.550%      On amounts in excess of $2 billion
Lehman Brothers Aggregate Bond Index       1,198,766           0.250%      Of all assets

                                    MSF-361

METROPOLITAN SERIES FUND, INC.

                                                        MANAGEMENT
                                                      FEES EARNED BY         ANNUAL
                                                     METLIFE ADVISERS      PERCENTAGE            BASED ON PORTFOLIOS
                                                   FOR THE PERIOD ENDED  RATES PAID TO         AVERAGE DAILY NET ASSET
PORTFOLIO                                             JUNE 30, 2005     METLIFE ADVISERS            VALUE LEVELS
---------                                          -------------------- ---------------- ------------------------------------
Loomis Sayles Small Cap...........................      $1,795,112           0.900%      Of the first $500 million
                                                                             0.850%      On amounts in excess of $500 million
MetLife Aggressive Allocation*....................              38           0.100%      Of all assets
MetLife Conservative Allocation*..................              75           0.100%      Of all assets
MetLife Conservative to Moderate Allocation*......             322           0.100%      Of all assets
MetLife Moderate Allocation*......................             589           0.100%      Of all assets
MetLife Moderate to Aggressive Allocation*........             451           0.100%      Of all assets
MetLife Mid Cap Stock Index.......................         415,411           0.250%      Of all assets
MetLife Stock Index...............................       6,006,397           0.250%      Of all assets
MFS Investors Trust...............................         469,299           0.750%      Of all assets
MFS Total Return..................................       1,191,886           0.500%      Of all assets
Morgan Stanley EAFE Index.........................         551,680           0.300%      Of all assets
Neuberger Berman Mid Cap Value....................       1,792,328           0.700%      Of the first $100 million
                                                                             0.675%      Of the next $250 million
                                                                             0.650%      Of the next $500 million
                                                                             0.625%      Of the next $750 million
                                                                             0.600%      On amounts in excess of $1.6 billion
Oppenheimer Global Equity (formerly Scudder Global
 Equity)..........................................         656,686           0.900%      Of the first $50 million
                                                                             0.550%      Of the next $50 million
                                                                             0.500%      Of the next $400 million
                                                                             0.475%      On amounts in excess of $500 million
Russell 2000 Index................................         466,372           0.250%      Of all assets
Salomon Brothers Strategic Bond Opportunities.....       1,186,465           0.650%      Of all assets
Salomon Brothers U.S. Government..................       1,097,689           0.550%      Of all assets
T. Rowe Price Large Cap Growth....................         855,384           0.650%      Of the first $50 million
                                                                             0.600%      On amounts in excess of $50 million
T. Rowe Price Small Cap Growth....................         851,014           0.550%      Of the first $100 million
                                                                             0.500%      Of the next $300 million
                                                                             0.450%      On amounts in excess of $400 million
Zenith Equity**...................................               0           0.000%      Of all assets

       * The Portfolio operates as a fund of funds by investing its assets in other Portfolios of the Fund and series of Met Investors Series Trust (the "Underlying Portfolios"). In addition to the above Management Fee paid to MetLife Advisers, the Portfolio indirectly pays MetLife Advisers an investment advisory fee through its investments in certain Underlying Portfolios.

       ** The Portfolio operates as a fund of funds by investing its assets in other Portfolios of the Fund (the "Zenith Underlying Portfolios"). The Portfolio does not directly pay MetLife Advisers an investment advisory fee for its services, but indirectly pays MetLife Advisers an investment advisory fee through its investments in the Zenith Underlying Portfolios.

   Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

   The Fund and MetLife Advisers have entered into various investment subadvisory agreements. Prior to January 31, 2005, State Street Research & Management Company ("State Street Research"), which until then was a subsidiary of MetLife, Inc., was compensated by MetLife Advisers to provide subadvisory services for the BlackRock Bond Income, BlackRock Money Market, BlackRock Investment Trust, BlackRock Diversified, BlackRock Aggressive Growth, BlackRock Strategic Value, BlackRock Large Cap Value and BlackRock Legacy Large Cap Growth Portfolios. The following table shows the fees earned by State Street Research for providing subadvisory services to these Portfolios for the period January 1, 2005 through January 31, 2005.

                                                                           FEES EARNED BY STATE STREET RESEARCH &
                                                                                 MANAGEMENT COMPANY FOR THE
PORTFOLIO                                                              PERIOD JANUARY 1, 2005 THROUGH JANUARY 31, 2005
---------                                                              -----------------------------------------------
BlackRock Aggressive Growth (formerly State Street Research
 Aggressive Growth)...................................................                    $323,437
BlackRock Bond Income (formerly State Street Research Bond Income)....                     141,082
BlackRock Diversified (formerly State Street Research Diversified)....                     445,021
BlackRock Investment Trust (formerly State Street Research Investment
 Trust)...............................................................                     516,495
BlackRock Large Cap Value (formerly State Street Research Large Cap
 Value)...............................................................                      41,896
BlackRock Legacy Large Cap Growth (formerly State Street Research
 Large Cap Growth)....................................................                     180,972
BlackRock Money Market (formerly State Street Research Money Market)..                      42,164
BlackRock Strategic Value (formerly State Street Research Aurora).....                     386,906

                                    MSF-362

METROPOLITAN SERIES FUND, INC.

   On January 31, 2005 BlackRock Advisors, Inc. ("BlackRock") succeeded State Street Research as subadviser to these Portfolios and receives compensation for providing subadvisory services thereto.

   MetLife is the investment subadviser for the MetLife Stock Index, Lehman Brothers Aggregate Bond Index, Russell 2000 Index, Morgan Stanley EAFE Index, and MetLife Mid Cap Stock Index Portfolios. MetLife Advisers pays MetLife an investment subadvisory fee for each such Index Portfolio equal to the costs incurred by MetLife in providing subadvisory services to the Portfolio.

                                                   FEES EARNED BY
                                                  METLIFE FOR THE
      PORTFOLIO                            SIX MONTHS ENDED JUNE 30, 2005
      ---------                            ------------------------------
      Lehman Brothers Aggregate Bond Index            $115,082
      MetLife Mid Cap Stock Index.........              38,218
      MetLife Stock Index.................             552,589
      Morgan Stanley EAFE Index...........              42,295
      Russell 2000 Index..................              42,906

   Fidelity Management & Research Company receives compensation for providing subadvisory services for the FI Mid Cap Opportunities, FI International Stock, and FI Value Leaders Portfolios. T. Rowe Price Associates Inc. is compensated to provide subadvisory services for the T. Rowe Price Small Cap Growth and T. Rowe Price Large Cap Growth Portfolios. Deutsche Investment Management Americas Inc. was compensated to provide subadvisory services for the Scudder Global Equity Portfolio from January 1, 2005 through April 30, 2005. Effective May 1, 2005, OppenheimerFunds, Inc. became subadviser to this Portfolio, which was renamed Oppenheimer Global Equity Portfolio; and receives compensation for providing subadvisory services thereto. Harris Associates L.P., is compensated to provide subadvisory services for the Harris Oakmark Focused Value and Harris Oakmark Large Cap Value Portfolios. Neuberger Berman Management Inc. is compensated to provide subadvisory services for the Neuberger Berman Mid Cap Value Portfolio which until May 2005 was named Neuberger Berman Partners Mid Cap Value Portfolio. Franklin Advisers, Inc. is compensated to provide subadvisory services for the Franklin Templeton Small Cap Growth Portfolio. Salomon Brothers Asset Management Inc. is compensated to provide subadvisory services for the Salomon Brothers Strategic Bond Opportunities and Salomon Brothers U.S. Government Portfolios. Loomis, Sayles & Company, L.P. is compensated to provide subadvisory services for the Loomis Sayles Small Cap Portfolio, Davis Selected Advisers, L.P. is compensated to provide subadvisory services for the Davis Venture Value Portfolio. Massachusetts Financial Services Company is compensated to provide subadvisory services for the MFS Investors Trust and MFS Total Return Portfolios. Capital Guardian Trust Company is compensated to provide subadvisory services for the Capital Guardian U.S. Equity Portfolio. Jennison Associates LLC is compensated to provide subadvisory services for the Jennison Growth Portfolio.

   SERVICE AND DISTRIBUTION FEES:

   The Fund has adopted Distribution Plans under Rule 12b-1 of the 1940 Act for the Fund's Class B and Class E shares. Under the Distribution Plans, the Class B and Class E shares of the Fund pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Fund shares for, promoting or selling, and servicing the Class B and Class E shares of the Portfolio. The fees under the Distribution Plans for each applicable class of a Portfolio's shares are calculated as a percentage of that Portfolio's average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for the Class B shares and 0.15% per year for the Class E shares. Amounts paid by each Portfolio for the six months ended June 30, 2005 are shown as Service and Distribution fees in the Statement of Operations of the respective Portfolios.

   EXPENSE AGREEMENT:

   Pursuant to an expense agreement relating to each class of BlackRock Large Cap Value, Franklin Templeton Small Cap Growth, MetLife Conservative Allocation, MetLife Conservative to Moderate Allocation, MetLife Moderate Allocation, MetLife Moderate to Aggressive Allocation, MetLife Aggressive Allocation and MFS Investors Trust, MetLife Advisers has agreed, from May 1, 2005 to April 30, 2006, to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits (based on a Portfolio's then-current fiscal year, which limits vary from Portfolio to Portfolio). This subsidy, and similar subsidies in effect in earlier periods, are subject to the obligation of each class of such Portfolios to repay MetLife Advisers in future years, if any, when a class' expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class' stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of a Portfolio is obligated to repay any expense paid by MetLife Advisers more than three years in the case of Franklin Templeton Small Cap Growth and MFS Investors Trust and five in the case of

                                    MSF-363

METROPOLITAN SERIES FUND, INC.

   BlackRock Large Cap Value, MetLife Conservative Allocation, MetLife Conservative to Moderate Allocation, MetLife Moderate Allocation, MetLife Moderate to Aggressive Allocation and MetLife Aggressive Allocation after the end of the fiscal year in which such expense was incurred. The expense limits (annual rates as a percentage of each class of each Portfolio's net average daily net assets) in effect from May 1, 2005 to April 30, 2005 are as follows:

                                                  EXPENSE LIMIT AGREEMENT
      -                                           ----------------------
      PORTFOLIO                                   CLASS A CLASS B CLASS E
      ---------                                   ------- ------- -------
      BlackRock Large Cap Value..................  0.95%   1.20%   1.10%
      Franklin Templeton Small Cap Growth........  1.15%   1.40%   1.30%
      MetLife Conservative Allocation............  0.10%   0.35%   0.25%
      MetLife Conservative to Moderate Allocation  0.10%   0.35%   0.25%
      MetLife Moderate Allocation................  0.10%   0.35%   0.25%
      MetLife Moderate to Aggressive Allocation..  0.10%   0.35%   0.25%
      MetLife Aggressive Allocation..............  0.10%   0.35%   0.25%
      MFS Investors Trust........................  1.00%   1.25%   1.15%

   As of June 30, 2005; the amounts of expenses deferred in prior years subject to repayment for each Portfolio are as follows:

                                                EXPENSES DEFERRED IN
                                              ---------------------------
                                                2002     2002     2003
                                              --------  -------  -------
                                              (SUBJECT TO REPAYMENT UNTIL
                                                   DECEMBER 31,)
                                              ---------------------------
          PORTFOLIO                             2005     2007     2006
          ---------                           --------  -------  -------
          Franklin Templeton Small Cap Growth $ 85,285       --  $69,953
          MFS Investors Trust................  126,450       --   41,674
          BlackRock Large Cap Value..........       --  $64,701       --

   For the six months ended June 30, 2005 MetLife Advisers recovered $41,674 of deferred expense from MFS Investors Trust Portfolio, $14,000 from BlackRock Large Cap Value Portfolio, and $15,000 from Franklin Templeton Small Cap Growth Portfolio.

   MANAGEMENT FEE WAIVERS:

   Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2005 to April 30, 2006; to reduce its advisory fees set out above under "Investment Management Agreements" for each class of the Portfolios listed below as follows:

                                       ANNUAL PERCENTAGE  AVERAGE DAILY NET
  PORTFOLIO                             RATE REDUCTION    ASSET VALUE LEVELS
  ---------                            ----------------- --------------------
  BlackRock Bond Income...............       0.025%      Over $1 billion and
                                                         less than $2 billion
  BlackRock Money Market..............       0.005%      First $500 million
                                             0.015%      Next $500 million
  Loomis Sayles Small Cap.............       0.050%      All Assets
  Lehman Brothers Aggregate Bond Index       0.006%      All Assets
  MetLife Mid Cap Stock Index.........       0.007%      All Assets
  MetLife Stock Index.................       0.007%      All Assets
  Morgan Stanley EAFE Index...........       0.007%      All Assets
  Russell 2000 Index..................       0.007%      All Assets
  T. Rowe Price Large Cap Growth......       0.015%      First $50 million

   Effective February 17, 2005, T. Rowe Price has agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by T. Rowe Price for the Fund and Metlife Investors Series Trust, (MIST), in the aggregate exceed $750,000,000, (ii) T. Rowe Price subadvises three or more portfolios of the Fund and MIST in the aggregate, and (iii) at least one of those portfolios is a large cap domestic equity portfolio. MetLife Advisers has voluntarily agreed to reduce its advisory fee for T. Rowe Price Large Cap and T. Rowe Price Small Cap by the amount waived (if any) by T. Rowe Price for the relevant Portfolio pursuant to this voluntary subadvisory fee waiver.

   The waiver schedule for the period February 17, 2005 through June 30, 2005 was:

                PERCENTAGE FEE WAIVER      COMBINED ASSETS
                --------------------- --------------------------
                        0.0%......... First $750,000,000
                        5.0%......... Next $750,000,000
                        7.5%......... Next $1,500,000,000
                        10.0%........ Excess over $3,000,000,000

   Amounts waived for the period ended June 30, 2005 are shown as management fee waiver in the Statement of Operations of the respective Portfolios.

                                    MSF-364

METROPOLITAN SERIES FUND, INC.

4. SECURITIES LENDING:

   The Fund has entered into a securities lending arrangement with the Fund's custodian, State Street Bank and Trust Company (the "custodian"). Under the agreement, the custodian is authorized to loan securities on the Portfolios behalf. In exchange, the Portfolio receives either cash or securities collateral against the loaned securities. Each Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan's inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Fund receives 70% of the annual net income from lending transactions, which is included in interest income of the respective Portfolios. The remaining 30% is paid to the custodian as compensation for its securities lending services. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Portfolios with outstanding loans at June 30, 2005 are footnoted in the Notes to the Schedule of Investments.

5. REGULATORY MATTERS:

   Regulatory bodies have contacted MetLife Advisers and certain other affiliates of MetLife, Inc. (MetLife, Inc. and its affiliates, the "Company") and have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company believes that many of these inquiries are similar to those made to many financial service companies as part of industry-wide investigations by various regulatory agencies. The Company at the present time is not aware of any systemic problems with respect to such matters that may have a material adverse effect on MetLife, Inc.'s consolidated financial position. The SEC has commenced an investigation with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American. In May 2004, General American received a so-called "Wells Notice" stating that the SEC staff is considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American. Under the SEC procedures, General American can avail itself of the opportunity to respond to the SEC staff before it makes a formal recommendation regarding whether any action alleging violations of the U.S. securities laws should be considered. General American has responded to the Wells Notice. The Company is fully cooperating with regard to these information requests and investigations. The Company has also advised the Metropolitan Series Fund Board of Directors that, while certain exceptions to the Fund's policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

6. ACQUISITIONS:

   On April 30, 2005, the BlackRock Money Market Portfolio acquired all of the assets of the Met Investors PIMCO Money Market Portfolio pursuant to a plan of reorganization approved on April 30, 2005. The acquisition was accomplished by a tax free exchange of 31,414 Class A shares of BlackRock Money Market Portfolio (valued at $3.1 million) in exchange for 3,141,377 Class A shares of Met Investors PIMCO Money Market Portfolio (valued at $3.1 million) and 1,944,828 Class B shares of BlackRock Money Market Portfolio (valued at $194.5 million) in exchange for 194,482,841 Class B shares of Met Investors PIMCO Money Market Portfolio (valued at $194.5 million); on April 30, 2005.

   The Aggregate net assets of BlackRock Money Market Portfolio and Met Investors PIMCO Money Market Portfolio immediately before the acquisition were $522,346,978 and $197,624,218, respectively. The aggregate net assets of BlackRock Money Market Portfolio immediately after the acquisition were $719,971,196.

   On April 30, 2005, the Jennison Growth Portfolio acquired all of the assets of the Met/Putnam Voyager Portfolio pursuant to a plan of reorganization approved on April 30, 2005. The acquisition was accomplished by a tax free exchange of 4,750,559 Class A shares of Jennison Growth Portfolio (valued at $48.3 million) in exchange for 11,080,448 Class A shares of Met/Putnam Voyager Portfolio (valued at $48.3 million); 860,671 Class B shares of Jennison Growth Portfolio (valued at $8.7 million) in exchange for 2,011,547 Class B shares of Met/Putnam Voyager Portfolio (valued at $8.7 million) and 1,035,812 Class E shares of Jennison Growth Portfolio (valued at $10.5 million) in exchange for 2,421,535 Class E shares of Met/Putnam Voyager Portfolio (valued at $10.5 million); on April 30, 2005.

   The Aggregate net assets of Jennison Growth Portfolio and Met/Putnam Voyager Portfolio immediately before the acquisition were $802,773,484 and $67,506,371, respectively. The aggregate net assets of Jennison Growth Portfolio immediately after the acquisition were $870,279,855.

                                    MSF-365

METROPOLITAN SERIES FUND, INC.

7. SUBSEQUENT EVENT:

   On June 24, 2005, Citigroup Inc. ("Citigroup") announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. ("Legg Mason"). As part of this transaction, Salomon Brothers Asset Management Inc, which serves as subadviser to the Salomon Brothers Strategic Bond Opportunities Portfolio and the Salomon Brothers U.S. Government Portfolio (together, the "Salomon Brothers Portfolios"), would become an indirect wholly owned subsidiary of Legg Mason. The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year. In connection with the transaction, the Board will be asked to approve new subadvisory agreements for the Salomon Brothers Portfolios.

                                    MSF-366

METROPOLITAN SERIES FUND, INC.

 BOARD APPROVAL OF ADVISORY AGREEMENTS--(UNAUDITED)


   At a meeting of the Board of Directors of the Fund on February 2, 2005, the Directors unanimously voted to approve the advisory agreements with respect to MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio and MetLife Aggressive Allocation Portfolio (the "Asset Allocation Portfolios") for an initial term of two years. In determining to approve the advisory agreements for the Asset Allocation Portfolios, the Board of Directors, including the Directors who are not "interested persons" (as defined in the 1940 Act) of the Funds (the "Independent Directors"), did not identify any single factor as determinative but took into account a number of factors.

   The Directors considered the nature, extent, and quality of the services to be provided to the Asset Allocation Portfolios by MetLife Advisers. In this regard, the Directors considered presentations by Fund officers and representatives of MetLife Advisers. The Directors also reviewed materials provided by MetLife Advisers (the "Adviser Materials"). These presentations and the Adviser Materials contained information that assisted the Directors in assessing MetLife Adviser's organizational structure, personnel, investment capacity and investment process with respect to the Asset Allocation Portfolios, as well as MetLife Adviser's research capabilities. The Directors concluded that they were satisfied with the nature, extent and quality of the services to be provided to the Asset Allocation Portfolios by MetLife Advisers.

   Because the Asset Allocation Portfolios had not commenced operations, there was no performance record for the Asset Allocation Portfolios for the Directors to consider. The Directors considered the investment performance of MetLife Advisers, including the performance of the Zenith Equity Portfolio, another Portfolio that operates within the fund-of-funds structure for which MetLife Advisers currently serves as investment adviser. The Directors also considered the long-term investment experience of MetLife Advisers and the fact that MetLife Advisers would provide a full range of day-to-day administrative services for the Asset Allocation Portfolios including all aspects of the Asset Allocation Portfolios' day-to-day operations. The Directors concluded that they were satisfied with the investment performance of MetLife Advisers.

   The Directors considered the advisory fees to be paid by the Asset Allocation Portfolios to MetLife Advisers and the estimated total expenses of the Asset Allocation Portfolios, including the fees and expenses of the Underlying Portfolios that the Asset Allocation Portfolios will bear. The Directors reviewed presentations by Fund officers and comparative information on advisory fees paid by similar insurance product funds-of-funds in the Adviser Materials. The Directors reviewed materials indicating that the advisory fees to be paid to MetLife Advisers were consistent with the advisory fees incurred by other similar asset allocation funds-of-funds. The Directors also considered the fact that all of the Asset Allocation Portfolios have the same advisory fee rate. The Directors noted that MetLife Advisers has contractually agreed for the period May 1, 2005 to April 30, 2006 to waive fees or pay certain operating expenses of the Asset Allocation Portfolios in excess of stated expense limits. The Directors further noted that MetLife Advisers would have discretion to allocate and reallocate each Asset Allocation Portfolio's assets among the Underlying Portfolios (consistent with the Portfolio's investment objective and policies and asset allocation target and ranges) and that MetLife Advisers and its affiliates receive advisory and subadvisory fees based on the asset size of the Underlying Portfolios. Finally, the Directors noted that MetLife Advisers engagement of Standard and Poor's Investment Advisory Services LLC to provide research and analysis with regard to the asset allocation classes and the Underlying Portfolios to use in each of those asset classes would help avoid the conflicts of interest inherent in fund-of-funds type products. The Directors concluded that the advisory fees to be paid to MetLife Advisers were reasonable.

   Because the Asset Allocations Portfolios are at the inception stage, it was not possible to determine the profitability that MetLife Advisers might achieve with respect to the Asset Allocation Portfolios. Therefore, the Directors did not make any conclusions regarding MetLife Advisers profitability with respect to the Asset Allocation Portfolios.

   The Directors considered that the Asset Allocation Portfolios are at the inception stage and therefore are not expected during the initial term of the advisory agreements to reach asset levels at which economies of scale may be achieved. However, it is a policy of the Directors to consider as Portfolios grow the extent to which economies of scale may be realized and whether fee levels reflect economies of scale for the benefit of shareholders.

   The Directors noted that each Asset Allocation Portfolio invests in Underlying Portfolios, and therefore does not pay brokerage commissions. However, the Directors considered the practices with respect to the receipt of brokerage research services in connection with securities transactions of Underlying Portfolios of the Fund.

   Based on their evaluation of these factors described above, and assisted by independent counsel, the Directors, including the Independent Directors, approved the advisory agreements for the Asset Allocation Portfolios.

                                    MSF-367

METROPOLITAN SERIES FUND, INC.

 BOARD APPROVAL OF SUBADVISORY AGREEMENT--(UNAUDITED)

   Also at the meeting on February 2, 2005, the Directors unanimously voted to approve the subadvisory agreement with respect to the Oppenheimer Global Equity Portfolio (the "Portfolio") for an initial term of two years. In determining to approve the subadvisory agreement for the Portfolio, the Board of Directors, including the Independent Directors, did not identify any single factor as determinative but took into account a number of factors.

   The Directors considered the nature, extent, and quality of the services to be provided to the Portfolio by OppenheimerFunds, Inc. ("Oppenheimer"). In this regard, the Directors considered presentations by Fund officers and representatives of MetLife Advisers and Oppenheimer. The Directors also reviewed materials provided by Oppenheimer (the "Subadviser Materials"). These presentations and the Subadviser Materials contained information that assisted the Directors in assessing Oppenheimer's organizational structure, personnel, investment capacity, investment process, and regulatory/compliance capabilities and record, as well as Oppenheimer's investment philosophy, performance record, and trade execution capabilities. The Directors concluded that they were satisfied with the nature, extent and quality of the services to be provided to the Portfolio by Oppenheimer.

   The Directors considered the investment performance of Oppenheimer. The Directors reviewed presentations by Fund officers as well as a third-party consultant report prepared by Lipper, Inc. (the "Lipper Report") and Fund management's analysis of the Lipper Report. The Directors considered prior performance of Oppenheimer in managing funds with similar investment objectives and strategies as the Portfolio and compared it to both benchmark and various peer group records, as well as to the performance of the Portfolio's former subadviser. The Directors concluded that they were satisfied with the investment performance of Oppenheimer.

   The Directors considered the subadvisory fees to be paid by MetLife Advisers to Oppenheimer and the total expenses of the Portfolio. The Directors reviewed presentations by Fund officers and comparative information on advisory fees paid and expenses incurred by similar funds in the Lipper Report. The Directors concluded that the subadvisory fees to be paid to Oppenheimer were reasonable and the result of arm's-length negotiations. Because it was not possible to determine the profitability that Oppenheimer might achieve with respect to the Portfolio, the Directors did not make any conclusions regarding Oppenheimer's profitability.

   The Directors considered the extent to which economies of scale would be realized if the Portfolio grows and whether fee levels reflect these possible economies of scale for the benefit of shareholders in the Portfolio. In this regard, the Directors primarily considered the breakpoints in the Portfolio's advisory and subadvisory fee schedules and how any benefits from economies of scale would be realized by the various parties. The Directors reviewed comparative breakpoint information of similar funds in the Lipper Report. The Directors concluded that they were satisfied with the extent to which economies of scale would be shared for the benefit of shareholders in the Portfolio.

   In addition, the Directors considered Oppenheimer's policies with respect to obtaining benefits from their use of the Portfolio's brokerage commissions to obtain research that could be used for Oppenheimer's other clients, and the Directors concluded that Oppenheimer's policies were reasonable.

   Based on their evaluation of these factors described above, and assisted by independent counsel, the Directors, including the Independent Directors, approved the subadvisory agreement with Oppenheimer.

                                    MSF-368

METROPOLITAN SERIES FUND, INC.

 SHAREHOLDER VOTES--(UNAUDITED)


At a Special Meeting of Shareholders of the Portfolios listed below held on January 18, 2005, the respective shareholders voted for the following proposals:

                                                                                       FOR      AGAINST   ABSTAIN     TOTAL
                                                                                   ----------- --------- --------- -----------
1. To approve, with respect to the BlackRock Aggressive Growth Portfolio            44,355,791 1,991,761 3,330,752  49,678,304
   (formerly State Street Research Aggressive Growth Portfolio), a new advisory agreement between MetLife Advisers, LLC and Metropolitan Series Fund, Inc.
2. To approve, with respect to the BlackRock Aggressive Growth Portfolio            44,225,435 2,055,700 3,397,169  49,678,304
   (formerly State Street Research Aggressive Growth Portfolio), a new
   subadvisory agreement between MetLife Advisers, LLC and BlackRock
   Advisors, Inc.
3. To approve, with respect to the BlackRock Diversified Portfolio (formerly State 113,487,407 4,495,415 7,708,906 125,691,729
   Street Research Diversified Portfolio), a new advisory agreement between
   MetLife Advisers, LLC and Metropolitan Series Fund, Inc.
4. To approve, with respect to the BlackRock Diversified Portfolio (formerly State 113,282,430 4,588,705 7,820,594 125,691,729
   Street Research Diversified Portfolio), a new subadvisory agreement between
   MetLife Advisers, LLC and BlackRock Advisors, Inc.
5. To approve, with respect to the BlackRock Large Cap Value Portfolio (formerly     7,915,308   227,791   347,809   8,490,908
   State Street Research Large Cap Value Portfolio), a new advisory agreement between MetLife Advisers, LLC and Metropolitan Series Fund, Inc.
6. To approve, with respect to the BlackRock Large Cap Value Portfolio (formerly     7,859,406   269,482   362,020   8,490,908
   State Street Research Large Cap Value), a new subadvisory agreement between MetLife Advisers, LLC and BlackRock Advisors, Inc.
7. To approve, with respect to the BlackRock Strategic Value Portfolio (formerly    47,524,910 2,039,216 2,169,045  51,733,171
   State Street Research Aurora Portfolio), a new advisory agreement between
   MetLife Advisers, LLC and Metropolitan Series Fund, Inc.
8. To approve, with respect to the BlackRock Strategic Value Portfolio (formerly    47,017,409 2,163,000 2,552,763  51,733,171
   State Street Research Aurora Portfolio), a new subadvisory agreement between MetLife Advisers, LLC and BlackRock Advisors, Inc.
9. To approve, with respect to the BlackRock Investment Trust Portfolio             65,652,698 3,116,097 4,808,317  73,577,112
   (formerly State Street Research Investment Trust Portfolio), a new advisory agreement between MetLife Advisers, LLC and Metropolitan Series Fund, Inc.
10. To approve, with respect to the BlackRock Investment Trust Portfolio            65,446,060 3,221,430 4,949,622  73,617,112
    (formerly State Street Research Investment Trust Portfolio), a new
    subadvisory agreement between MetLife Advisers, LLC and BlackRock
    Advisors, Inc.
11. To approve, with respect to the BlackRock Bond Income Portfolio (formerly        8,050,317   255,325   635,059   8,940,701
    State Street Research Bond Income Portfolio), a new subadvisory agreement between MetLife Advisers, LLC and BlackRock Advisors, Inc.
12. To approve, with respect to the BlackRock Legacy Large Cap Growth Portfolio     25,955,422 1,032,724 2,053,809  29,041,955
    (formerly State Street Research Large Cap Growth Portfolio), a new
    subadvisory agreement between MetLife Advisers, LLC and BlackRock
    Advisors, Inc.
13. To approve, with respect to the BlackRock Money Market Portfolio (formerly       5,118,585   130,666   347,371   5,596,622
    State Street Research Money Market Portfolio), a new subadvisory agreement between MetLife Advisers, LLC and BlackRock Advisors, Inc.


                                    MSF-369

METROPOLITAN SERIES FUND, INC.

At a Special Meeting of Shareholders of the Met/Putnam Voyager Portfolio held on April 29, 2005, the shareholders voted for the following proposal:

                                                                                           FOR     AGAINST ABSTAIN   TOTAL
                                                                                        ---------- ------- ------- ----------
1. To approve an Agreement and Plan of Reorganization with respect to the acquisition   14,236,536 248,767 655,504 15,140,807
   of Met/Putnam Voyager Portfolio by Jennison Growth Portfolio, each a Portfolio of the Metropolitan Series Fund, Inc.


                                    MSF-370

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission's (the "SEC") website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, 2005 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC's website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q". These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

                                    MSF-371

MFS TOTAL RETURN AS OF  10/31
COMMON STOCKS

                                                                                                                MSF FI VALUE
                                                            TST EQUITY INCOME      MSF FI VALUE LEADERS        LEADERS COMBINED
                      SECURITY DESCRIPTION                 SHARES      VALUE       SHARES        VALUE        SHARES        VALUE
                      --------------------               ---------  -----------  ----------  ------------  ----------  -------------
Aerospace & Defense

                      Lockheed Martin Corp.                209,320  $13,578,588      79,550    $5,160,408     288,870    $18,738,996
                      Northrop Grumman Corp.                72,110    3,984,078      27,206     1,503,132      99,316      5,487,210
                      Precision Castparts Corp.             27,610    2,150,819      10,940       852,226      38,550      3,003,045
                      United Technologies Corp.             60,860    3,125,161      22,800     1,170,780      83,660      4,295,941
                                                                                                8,686,546
Automobiles
                      Toyota Motor Corp., (JPY)             39,300    1,406,735      15,700       561,313      55,000      1,968,048

Beverages
                      Diageo, Plc., (GBP)                  239,450    3,532,926      93,350     1,372,521     332,800      4,905,447
                      PepsiCo, Inc.                         74,570    4,021,560      29,295     1,579,879     103,865      5,601,439
                                                                                                2,952,400
Biotechnology
                      Amgen, Inc.                           19,000    1,148,740       7,500       453,450      26,500      1,602,190
                      MedImmune, Inc.                      169,950    4,541,064      63,650     1,700,728     233,600      6,241,792
                                                                                                2,154,178
Building Products
                      Masco Corp.                          411,940   13,083,214     153,590     4,878,018     565,530     17,961,232

Capital Markets
                      Franklin Resources, Inc.              40,210    3,095,366      15,440     1,188,571      55,650      4,283,937
                      Lehman Brothers Holdings, Inc.        26,650    2,645,812      10,400     1,032,512      37,050      3,678,324
                      Mellon Financial Corp.               479,760   13,764,314     183,480     5,264,041     663,240     19,028,355
                      Merrill Lynch & Co., Inc.            229,330   12,615,443      74,010     4,071,290     303,340     16,686,733
                      Morgan Stanley                        63,170    3,314,530      24,790     1,300,731      87,960      4,615,261
                      The Goldman Sachs Group, Inc.         71,800    7,325,036      24,120     2,460,723      95,920      9,785,759
                                                                                               15,317,868
Chemicals
                      Air Liquide S.A., (EUR)                3,400      579,590       1,280       217,538       4,680        797,128
                      Air Products & Chemicals, Inc.        78,070    4,707,621      30,394     1,832,758     108,464      6,540,379
                      E. I. du Pont de Nemours & Co.        62,760    2,699,308      23,961     1,030,563      86,721      3,729,871
                      Nalco Holding Co.                    139,320    2,734,852      55,330     1,086,128     194,650      3,820,980
                      PPG Industries, Inc.                  87,540    5,494,010      32,800     2,058,528     120,340      7,552,538
                      Praxair, Inc.                         16,220      755,852       6,110       284,726      22,330      1,040,578
                      Syngenta AG, (CHF)                    19,740    2,029,864       9,020       923,020      28,760      2,952,884
                      The Dow Chemical Co.                 113,380    5,048,811      45,020     2,004,741     158,400      7,053,552
                                                                                                9,438,002
Commercial Banks
                      Bank of America Corp.                576,162   26,278,749     214,128     9,766,378     790,290     36,045,127
                      PNC Financial Services Group,
                      Inc.                                 311,640   16,971,914     119,760     6,522,129     431,400     23,494,043
                      SunTrust Banks, Inc.                 120,790    8,725,870      48,050     3,471,132     168,840     12,197,002
                      Wachovia Corp.                        45,860    2,274,656                                45,860      2,274,656
                      Wells Fargo & Co.                     81,380    5,011,380      31,570     1,944,081     112,950      6,955,461
                                                                                               21,703,720
Commercial Services
 & Supplies
                      Cendant Corp.                        151,600    3,391,292      62,580     1,399,915     214,180      4,791,207

Communications
Equipment
                      Cisco Systems, Inc.                   57,970    1,107,806      23,000       439,530      80,970      1,547,336
                      Nokia Corp. (ADR)                    543,800    9,048,832     194,630     3,238,643     738,430     12,287,475
                      Nortel Networks Corp.              3,827,390    9,989,488   1,434,620     3,744,358   5,262,010     13,733,846
                                                                                                7,422,531
Computers &
Peripherals
                      Hewlett-Packard Co.                   35,940      844,949      13,594       319,595      49,534      1,164,544
                      International Business Machines
                      Corp.                                  4,910      364,322       1,830       135,786       6,740        500,108
                      Sun Microsystems, Inc.             1,986,760    7,410,615     739,060     2,756,694   2,725,820     10,167,309
                                                                                                3,212,075
Consumer Finance
                      American Express Co.                 148,610    7,910,510      32,650     1,737,959     181,260      9,648,469
                      MBNA Corp.                            49,760    1,301,722      18,654       487,989      68,414      1,789,711
                                                                                                2,225,948
Containers &
Packaging
                      Owens-Illinois, Inc.                 474,230   11,879,461     179,400     4,493,970     653,630     16,373,431
                      Smurfit-Stone Container Corp.         91,360      929,131      34,640       352,289     126,000      1,281,420
                                                                                                4,846,259
Diversified
Financial Services
                      Citigroup, Inc.                                               153,488     7,095,750     153,488      7,095,750
                      Fannie Mae                            68,400    3,994,560                                68,400      3,994,560
                      Freddie Mac                           71,520    4,665,249                                71,520      4,665,249
                      JPMorgan Chase & Co.                 606,568   21,423,982     194,658     6,875,321     801,226     28,299,303
                                                                                               13,971,071
Diversified
Telecommunication
Services
                      SBC Communications, Inc.             145,584    3,457,620      57,110     1,356,362     202,694      4,813,982
                      Sprint Corp.                       1,124,890   28,223,490     427,320    10,721,459   1,552,210     38,944,949
                      Verizon Communications, Inc.         575,704   19,890,573     218,120     7,536,046     793,824     27,426,619
                                                                                               19,613,867
Electric Utilities
                      Entergy Corp.                         70,100    5,296,055      27,680     2,091,224      97,780      7,387,279
                      Exelon Corp.                          59,430    3,050,542      23,300     1,195,989      82,730      4,246,531
                      FPL Group, Inc.                        9,890      415,973       3,900       164,034      13,790        580,007
                      PPL Corp.                             62,200    3,693,436      24,440     1,451,247      86,640      5,144,683
                                                                                                4,902,494
Electrical
Equipment
                      Cooper Industries, Ltd. (Class A)     23,040    1,472,256       8,740       558,486      31,780      2,030,742
                      Emerson Electric Co.                  32,230    2,018,565      12,200       764,086      44,430      2,782,651
                      Hubbell, Inc. (Class B)               24,950    1,100,295       9,920       437,472      34,870      1,537,767
                                                                                                1,760,044
Energy Equipment &
Services
                      BJ Services Co.                       60,730    3,187,110      22,160     1,162,957      82,890      4,350,067
                      Cooper Cameron Corp.                  91,240    5,661,442      33,220     2,061,301     124,460      7,722,743
                      GlobalSantaFe Corp.                  217,990    8,893,992      82,445     3,363,756     300,435     12,257,748
                      Noble Corp.                          151,240    9,302,773      57,350     3,527,598     208,590     12,830,371
                                                                                               10,115,612
Food & Staples
Retailing
                      Wal-Mart Stores, Inc.                120,480    5,807,136      47,440     2,286,608     167,920      8,093,744

Food Products
                      Archer-Daniels-Midland Co.           115,550    2,470,459      44,021       941,169     159,571      3,411,628
                      General Mills, Inc.                   55,550    2,599,185      20,867       976,367      76,417      3,575,552
                      H.J. Heinz Co.                       118,120    4,183,810      45,670     1,617,631     163,790      5,801,441
                      Kellogg Co.                           83,010    3,688,964      31,290     1,390,528     114,300      5,079,492
                      Nestle S.A., (CHF)                     4,603    1,177,036       1,713       437,368       6,316      1,614,404
                      Sara Lee Corp.                        88,500    1,753,185      33,630       666,210     122,130      2,419,395
                                                                                                6,029,273
Gas Utilities
                      AGL Resources, Inc.                   52,220    2,018,303      20,730       801,214      72,950      2,819,517

Health Care
Equipment &
Supplies
                      Baxter International, Inc.            35,130    1,303,323      13,333       494,654      48,463      1,797,977
                      Boston Scientific Corp.               35,700      963,900      14,410       389,070      50,110      1,352,970
                                                                                                  883,724
Health Care
Providers & Services
                      Tenet Healthcare Corp.               542,510    6,640,322     207,660     2,541,758     750,170      9,182,080

                                                                                                                MSF FI VALUE
                                                            TST EQUITY INCOME     MSF FI VALUE LEADERS        LEADERS COMBINED
                      SECURITY DESCRIPTION                 SHARES      VALUE       SHARES        VALUE        SHARES        VALUE
                      --------------------               ---------  -----------  ----------  ------------  ----------  -------------
Hotels, Restaurants
& Leisure
                      McDonald's Corp.                      48,910    1,357,252      18,620       516,705      67,530      1,873,957

Household Products
                      Colgate-Palmolive Co.                 47,700    2,380,707      18,820       939,306      66,520      3,320,013
                      Kimberly-Clark Corp.                  81,710    5,114,229      31,079     1,945,235     112,789      7,059,464
                                                                                                2,884,541
IT Services
                      Accenture, Ltd. (Class A)            249,590    5,658,205      96,110     2,178,814     345,700      7,837,019

Ind. Power Producers
& Energy Traders
                      TXU Corp.                             16,580    1,377,632       6,230       517,651      22,810      1,895,283

Industrial
Conglomerates
                      3M Co.                                25,640    1,853,772      10,150       733,845      35,790      2,587,617
                      General Electric Co.                 262,160    9,083,844     102,855     3,563,926     365,015     12,647,770
                      Tyco International, Ltd.             367,250   10,723,700     139,899     4,085,051     507,149     14,808,751
                                                                                                8,382,822
Insurance
                      AFLAC, Inc.                           36,030    1,559,378      22,380       968,606      58,410      2,527,984
                      Conseco, Inc.                        302,070    6,591,167     111,200     2,426,384     413,270      9,017,551
                      Genworth Financial, Inc.
                      (Class A)                             68,630    2,074,685      26,850       811,676      95,480      2,886,361
                      Metlife, Inc.                        142,440    6,401,254                               142,440      6,401,254
                      The Allstate Corp.                   271,370   16,214,358     112,346     6,712,673     383,716     22,927,031
                      The Chubb Corp.                       15,730    1,346,645       5,780       494,826      21,510      1,841,471
                      The Hartford Financial Services
                      Group, Inc.                           98,050    7,332,179      44,220     3,306,772     142,270     10,638,951
                                                                                               14,720,937
Leisure Equipment &
Products
                      Hasbro, Inc.                          47,420      985,861      18,120       376,715      65,540      1,362,576
                      Mattel, Inc.                         204,480    3,741,984      75,970     1,390,251     280,450      5,132,235
                                                                                                1,766,966
Machinery
                      Deere & Co.                           66,450    4,351,811      25,180     1,649,038      91,630      6,000,849
                      Illinois Tool Works, Inc.             53,140    4,234,195      20,800     1,657,344      73,940      5,891,539
                      Ingersoll-Rand Co., Ltd.
                      (Class A)                             15,660    1,117,341       6,140       438,089      21,800      1,555,430
                      ITT Industries, Inc.                  14,000    1,366,820       5,610       547,704      19,610      1,914,524
                      Sandvik AB, (SEK)                     17,990      669,634       6,750       249,941      24,740        919,575
                      SPX Corp.                             68,020    3,127,560      24,670     1,134,327      92,690      4,261,887
                                                                                                5,676,443
Media
                      Reed Elsevier, Plc., (GBP)           395,420    3,789,015     151,750     1,449,665     547,170      5,238,680
                      The Interpublic Group of Cos.,
                      Inc.                                 518,200    6,311,676     199,040     2,424,307     717,240      8,735,983
                      The Walt Disney Co.                  350,980    8,837,676     132,999     3,348,915     483,979     12,186,591
                      Time Warner, Inc.                    218,000    3,642,780      84,435     1,410,909     302,435      5,053,689
                      Tribune Co.                           43,020    1,513,444      16,140       567,805      59,160      2,081,249
                      Viacom, Inc. (Class B)               495,473   15,865,045     186,202     5,962,188     681,675     21,827,233
                                                                                               15,163,789
Metals & Mining
                      BHP Billiton, Plc., (GBP)            228,980    2,922,789      92,480     1,186,876     321,460      4,109,665

Multi-Utilities
                      Calpine Corp.                      1,529,050    5,198,770     589,470     2,004,198   2,118,520      7,202,968
                      Dominion Resources, Inc.              97,030    7,121,032      37,580     2,757,996     134,610      9,879,028
                      Public Service Enterprise Group,
                      Inc.                                  10,120      615,498       6,650       404,453      16,770      1,019,951
                      Sempra Energy                         48,800    2,015,928      19,200       793,152      68,000      2,809,080
                                                                                                5,959,799
Multiline Retail
                      Family Dollar Stores, Inc.            53,810    1,404,441      21,580       563,238      75,390      1,967,679

Oil, Gas &
Consumable Fuels
                      Amerada Hess Corp.                    12,100    1,288,771       4,800       511,248      16,900      1,800,019
                      Apache Corp.                          22,580    1,458,668       8,450       545,870      31,030      2,004,538
                      BP, Plc. (ADR)                        87,136    5,435,544      33,170     2,069,144     120,306      7,504,688
                      ConocoPhillips                       183,650   10,558,038      69,670     4,005,328     253,320     14,563,366
                      Devon Energy Corp.                   236,030   11,962,000      89,160     4,518,629     325,190     16,480,629
                      EnCana Corp.                          69,590    2,755,068      27,330     1,081,995      96,920      3,837,063
                      EOG Resources, Inc.                   57,320    3,255,776      22,210     1,261,528      79,530      4,517,304
                      Exxon Mobil Corp.                    211,396   12,148,928      81,838     4,703,230     293,234     16,852,158
                      Total S.A. (ADR)                      84,780    9,906,543      32,720     3,823,332     117,500     13,729,875
                      Unocal Corp.                          64,150    4,172,958      24,225     1,575,836      88,375      5,748,794
                                                                                               24,096,140
Paper & Forest
Products
                      Bowater, Inc.                        165,270    5,349,790      61,290     1,983,958     226,560      7,333,748
                      International Paper Co.              126,340    3,816,731      45,930     1,387,545     172,270      5,204,276
                      MeadWestvaco Corp.                    62,400    1,749,696      24,600       689,784      87,000      2,439,480
                                                                                                4,061,287
Personal Products
                      The Gillette Co.                     113,910    5,767,263      42,210     2,137,092     156,120      7,904,355

Pharmaceuticals
                      Abbott Laboratories                  219,200   10,742,992      84,430     4,137,914     303,630     14,880,906
                      Eli Lilly & Co.                        9,720      541,501       3,650       203,341      13,370        744,842
                      Johnson & Johnson                     91,180    5,926,700      34,608     2,249,520     125,788      8,176,220
                      Merck & Co., Inc.                    413,290   12,729,332     155,378     4,785,642     568,668     17,514,974
                      Novartis AG, (CHF)                    15,160      721,539       7,570       359,216      22,730      1,080,755
                      Pfizer, Inc.                          29,660      818,022      11,020       303,932      40,680      1,121,954
                      Roche Holding AG, (CHF)                7,650      967,358       2,977       375,077      10,627      1,342,435
                      Wyeth                                370,260   16,476,570     140,650     6,258,925     510,910     22,735,495
                                                                                               18,673,567
Road & Rail
                      Burlington Northern Santa Fe
                      Corp.                                 52,840    2,487,707      20,025       942,777      72,865      3,430,484
                      CNF, Inc.                             11,050      496,145       4,140       185,886      15,190        682,031
                                                                                                1,128,663
Semiconductor &
Semiconductor
Equipment
                      Analog Devices, Inc.                  79,890    2,980,696      30,940     1,154,371     110,830      4,135,067

Software
                      Compuware Corp.                      474,240    3,409,786     177,760     1,278,095     652,000      4,687,881
                      Microsoft Corp.                      184,210    4,575,776      72,473     1,800,229     256,683      6,376,005
                      Oracle Corp.                         213,580    2,819,256      83,880     1,107,216     297,460      3,926,472
                      Symantec Corp.                       618,060   13,436,624     232,930     5,063,898     850,990     18,500,522
                                                                                                9,249,438
Specialty Retail
                      Circuit City Stores, Inc.            150,900    2,609,061      56,390       974,983     207,290      3,584,044
                      Lowe's Cos., Inc.                     26,830    1,562,043      10,140       590,351      36,970      2,152,394
                      OfficeMax, Inc.                      139,270    4,146,068      52,790     1,571,558     192,060      5,717,626
                      The Gap, Inc.                        496,830    9,812,392     189,230     3,737,292     686,060     13,549,684
                      TJX Cos., Inc.                       160,940    3,918,889      62,570     1,523,580     223,510      5,442,469
                                                                                                8,397,764
Thrifts & Mortgage
Finance
                      Countrywide Financial Corp.           58,100    2,243,241      22,800       880,308      80,900      3,123,549
                      Federal Home Loan Mortgage Corp.                               24,954     1,627,750      24,954      1,627,750
                      Federal National Mortgage
                      Association                                                    29,608     1,729,107      29,608      1,729,107
                                                                                                4,237,165
Tobacco
                      Altria Group, Inc.                   206,340   13,341,944      79,870     5,164,394     286,210     18,506,338

Trading Companies &
Distributors
                      Finning International, Inc.,
                      (CAD)                                  2,830       83,466          20           590       2,850         84,056
                      Finning International, Inc.
                      (Restricted Shares), (CAD)                                      1,070        31,558       1,070         31,558
                      W.W. Grainger, Inc.                   13,000      712,270       5,000       273,950      18,000        986,220
                                                                                                  306,098

                                                                                                                MSF FI VALUE
                                                            TST EQUITY INCOME     MSF FI VALUE LEADERS        LEADERS COMBINED
                      SECURITY DESCRIPTION                 SHARES      VALUE       SHARES        VALUE        SHARES        VALUE
                      --------------------               ---------  -----------  ----------  ------------  ----------  -------------
Wireless
Telecommunication
Services
                      Vodafone Group, Plc. (ADR)           263,840    6,416,588     102,674     2,497,032     366,514      8,913,620

                      Total Common Stocks
                      (Identified Cost $263,420,930)                750,681,574               288,326,030              1,039,007,604

Bonds & Notes

                                                                                                   Value
                                                                                                 (Note 1)
Aerospace & Defense
                      BAE Systems Holdings, Inc. (144A)
                      6.400%, 12/15/11                   1,038,000    1,132,178    $381,000      $415,017   1,419,000      1,547,195
                      Northrop Grumman Corp. 7.750%,
                      02/15/31                           1,395,000    1,893,092     510,000       689,854   1,905,000      2,582,946
                      Raytheon Co. 6.150%, 11/01/08        615,000      649,423     225,000       237,416     840,000        886,839
                                                                                                1,342,287
Asset Backed
                      AESOP Funding, LLC (144A) 2.860%,
                      08/20/09                                                      220,000       212,306     220,000        212,306
                      AmeriCredit Automobile
                      Receivables Co. 2.180%, 07/07/08                              204,000       202,290     204,000        202,290
                      Capital One Auto Finance Trust
                      4.790%, 01/15/09                   2,072,411    2,080,259     244,921       245,696   2,317,332      2,325,955
                      Capital One Master Trust 5.450%,
                      03/16/09                                                      300,000       304,055     300,000        304,055
                      Connecticut RRB Special Purpose
                      Trust 6.210%, 12/30/11                                        300,000       326,150     300,000        326,150
                      Continental Airlines Pass Through
                      6.648%, 09/15/17                     987,941      975,493     457,503       451,453   1,445,444      1,426,946
                      Countrywide Asset-Backed
                      Certificates 4.575%, 07/25/35                                  20,000        20,094      20,000         20,094
                      Countrywide Asset-Backed
                      Certificates 4.823%, 08/25/35                                 185,000       186,860     185,000        186,860
                      Falcon Franchise Loan, LLC (144A)
                      7.382%, 05/05/10                     303,165      321,037     112,133       118,674     415,298        439,711
                      Honda Auto Receivables 3.610%,
                      12/18/07                                                      211,480       211,205     211,480        211,205
                      Onyx Acceptance Auto Trust
                      4.600%, 10/15/08                                              119,379       119,527     119,379        119,527
                      Providian Gateway Master Trust
                      3.500%, 03/16/09                     500,000      500,596     500,000       500,294   1,000,000      1,000,890
                      Residential Asset Mortgage
                      Products, Inc. 4.109%, 01/25/29                               226,211       224,645     226,211        224,645
                      Residential Asset Mortgage
                      Products, Inc. 3.800%, 07/25/30      548,647      547,054      91,685        91,361     640,332        638,415
                      USAA Auto Owner Trust 3.910%,
                      04/16/07                                                       47,202        47,207      47,202         47,207
                      WFS Financial Owner Trust 4.870%,
                      09/20/09                                                      135,416       136,063     135,416        136,063
                                                                                                3,397,880
Automobiles
                      Ford Motor Co. 7.450%, 07/16/31      597,000      499,660     243,000       202,860     840,000        702,520
                      General Motors Corp. 8.375%,
                      07/15/33                           1,426,000    1,197,840     548,000       457,580   1,974,000      1,655,420
                                                                                                  660,440
Building &
Construction
                      CRH America, Inc. 6.950%,                                     309,000       348,771     309,000        348,771
                      03/15/12

Chemicals
                      The Dow Chemical Co. 5.750%,
                      12/15/08                             659,000      691,640     108,000       113,261     767,000        804,901
                      The Dow Chemical Co. 6.000%,
                      10/01/12                             493,000      541,049     335,000       367,107     828,000        908,156
                                                                                                  480,368
Collateralized
Mortgage Obligations
                      Bear Sterns Commercial Mortagage
                      Securities 6.8%, 7/15/31             426,542      438,079                               426,542        438,079
                      Bear Sterns Commercial Mortagage
                      Securities 5.116%, 2/11/41         1,046,000    1,090,796                             1,046,000      1,090,796
                      BlackRock Capital Finance LP
                      7.75%, 9/25/26                       176,488      165,157                               176,488        165,157
                      Chase Commercial Mortgage
                      Securities Corp. 6.390%, 11/18/30  1,167,000    1,242,591     700,000       744,904   1,867,000      1,987,495
                      Chase Commercial Mortgage
                      Securities Corp. 7.543%, 7/15/32     245,862      260,276                               245,862        260,276
                      Criimi Mae Commercial Mortgage
                      Trust (144A) 6.701%, 6/20/30         420,000      431,818                               420,000        431,818
                      Criimi Mae Commercial Mortgage
                      Trust (144A) 7.000%, 06/02/33      2,150,000    2,236,000     193,000       200,720   2,343,000      2,436,720
                      CS First Boston Mortgage
                      Securities Corp. 6.550%, 01/17/35                             250,000       262,583     250,000        262,583
                      CS First Boston Mortgage
                      Securities Corp. 6.380%, 12/16/35    550,000      600,009      25,000        27,258     575,000        627,267
                      Deutsche Mortgage & Asset
                      Receiving Corp. 6.538%, 06/15/31     987,846    1,036,160     171,070       179,330   1,158,916      1,215,490
                      First Union Lehman Brothers
                      Commercial Mortgage Trust 7.380%,
                      04/18/29                             236,201      245,119     325,410       337,496     561,611        582,615
                      First Union Lehman Brothers
                      Commercial Mortgage Trust 6.650%,
                      11/18/29                             480,777      502,981      17,171        17,953     497,948        520,934
                      First Union Lehman Brothers
                      Commercial Mortgage Trust 6.560%,
                      11/18/35                             478,638      504,438     335,038       352,889     813,676        857,327
                      General Electric Capital
                      Assurance Co. (144A) 5.742%,
                      05/12/35                                                       35,000        38,286      35,000         38,286
                      Greenwich Capital Commercial
                      Funding Corp. 4.915%, 01/05/36                                500,000       514,760     500,000        514,760
                      Greenwich Capital Commercial
                      Funding Corp. 5.317%, 06/10/36     1,200,000    1,266,120     141,434       149,138   1,341,434      1,415,258
                      Greenwich Capital Commercial
                      Funding Corp. 4.305%, 08/10/42                                326,945       326,848     326,945        326,848
                      GS Mortgage Securities Corp. II
                      6.06%, 10/18/30                      123,125      123,437                               123,125        123,437
                      JPMorgan Chase Commercial
                      Mortgage Securities Corp. 6.613%,
                      1/15/30                              396,000      415,385                               396,000        415,385
                      JPMorgan Chase Commercial
                      Mortgage Securities Corp. 5.384%,
                      05/15/41                           1,200,000    1,260,844      92,933        97,587   1,292,933      1,358,431
                      JPMorgan Chase Commercial
                      Mortgage Securities Corp. 5.038%,
                      03/15/46                                                      480,060       497,119     480,060        497,119
                      Lehman Brothers Commercial
                      Conduit Mortgage Trust 6.480%,
                      02/18/30                                                      258,462       270,793     258,462        270,793
                      Lehman Brothers Commercial
                      Conduit Mortgage Trust 6.780%,
                      06/15/31                                                      311,682       337,071     311,682        337,071
                      Merrill Lynch Mortgage
                      Investments, Inc. 6.390%,
                      02/15/30                             306,746      320,465     278,741       291,036     585,487        611,501
                      Morgan Stanley Capital I, Inc.
                      5.150%, 06/13/41                                              250,000       260,955     250,000        260,955
                      Morgan Stanley Capital I, Inc.
                      5.168%, 01/14/42                                              199,571       208,109     199,571        208,109
                      Morgan Stanley Capital I, Inc.
                      (144A) 0.755%, 11/15/30           34,239,084      731,775   6,044,045       125,399  40,283,129        857,174
                      Mortgage Capital Funding, Inc.
                      6.337%, 11/18/31                   1,357,624    1,424,720     228,889       240,058   1,586,513      1,664,778
                      Multi-Family Capital Access One,
                      Inc. 6.650%, 01/15/24                280,959      297,013      48,164        50,886     329,123        347,899
                      Nomura Asset Securities Corp.
                      6.590%, 03/15/30                                              500,000       530,689     500,000        530,689
                      Residential Asset Mortgage
                      Products, Inc. 4.970%, 09/25/34    5,448,000      546,576     204,000       203,342   5,652,000        749,918
                      Small Business Administration
                      Participation Certificates
                      4.350%, 07/01/23                   2,048,293    2,039,152      41,897        41,656   2,090,190      2,080,808
                      Small Business Administration
                      Participation Certificates
                      4.770%, 04/01/24                                              105,925       107,329     105,925        107,329
                      Small Business Administration
                      Participation Certificates
                      5.180%, 05/01/24                                              171,901       177,566     171,901        177,566
                      Small Business Administration
                      Participation Certificates
                      5.520%, 06/01/24                                              542,422       569,037     542,422        569,037
                      Small Business Administration
                      Participation Certificates
                      4.990%, 09/01/24                                              327,194       334,907     327,194        334,907
                      Small Business Administration
                      Participation Certificates
                      4.950%, 03/01/25                                              599,000       611,518     599,000        611,518
                      Structured Asset Securities Corp.
                      4.670%, 03/25/35                                              794,929       791,479     794,929        791,479
                      The Bear Stearns Commercial
                      Mortgage Securities, Inc. 4.680%,
                      08/13/39                                                      150,000       152,161     150,000        152,161
                      The Bear Stearns Commercial
                      Mortgage Securities, Inc. 5.116%,
                      02/11/41                                                      286,663       298,761     286,663        298,761
                      TIAA Retail Commercial Mortgage
                      Trust (144A) 7.170%, 01/15/32                                 173,722       180,838     173,722        180,838
                      Wachovia Bank Commercial Mortgage
                      Trust 4.847%, 10/15/41             1,775,000    1,811,337     470,000       479,328   2,245,000      2,290,665
                      Wachovia Bank Commercial Mortgage
                      Trust 5.083%, 03/15/42             1,000,000    1,039,484     358,241       372,162   1,358,241      1,411,646
                                                                                               10,381,951
Electrical Utilities
                      Exelon Generation Co., LLC
                      6.950%, 06/15/11                   1,407,000    1,580,330     518,000       581,098   1,925,000      2,161,428
                      Niagara Mohawk Power Corp.
                      7.750%, 05/15/06                     271,000      279,787      68,000        70,190     339,000        349,977
                      Oncor Electric Delivery Co.
                      7.000%, 09/01/22                                              434,000       507,298     434,000        507,298
                      Pacific Gas & Electric Co.
                      4.800%, 03/01/14                   1,500,000    1,506,344     427,000       428,054   1,927,000      1,934,398
                      PSE&G Power, LLC 6.950%, 06/01/12    405,000      455,904     155,000       174,240     560,000        630,144
                      PSE&G Power, LLC 8.625%, 04/15/31    533,000      738,148     200,000       276,123     733,000      1,014,271
                      Virginia Electric & Power Co.
                      5.375%, 02/01/07                                               45,000        45,818      45,000         45,818
                                                                                                2,082,821
Energy
                      Centerpoint Energy Resources
                      Corp. 7.875%, 04/01/13               502,000      597,181     191,000       226,876     693,000        824,057
                      DTE Energy Co. 7.050%, 06/01/11    1,500,000    1,681,503     440,000       492,639   1,940,000      2,174,142
                      Entergy Louisiana, Inc. 8.09%,
                      1/02/17                              723,615      807,013                               723,615        807,013
                      FirstEnergy Corp. (Series B)
                      6.450%, 11/15/11                     934,000    1,021,852     359,000       392,253   1,293,000      1,414,105
                      MidAmerican Energy Holdings Co.
                      3.500%, 05/15/08                     544,000      530,493     150,000       146,177     694,000        676,670
                      MidAmerican Energy Holdings Co.
                      5.875%, 10/01/12                     268,000      285,094     500,000       531,109     768,000        816,203
                      MidAmerican Energy Holdings Co.
                      6.927%, 3/01/29                      599,000      715,617                               599,000        715,617
                      Northeast Utilities 8.58%,
                      12/01/06                             204,766      208,700                               204,766        208,700
                      Ocean Energy, Inc. 7.250%,
                      10/01/11                             520,000      581,406     200,000       223,335     720,000        804,741
                      PPL Energy Supply, LLC 6.400%,
                      11/01/11                                                      100,000       109,514     100,000        109,514
                      System Energy Resources, Inc.
                      (144A) 5.129%, 01/15/14              674,172      672,596     171,689       170,995     845,861        843,591
                      TXU Energy Co. 7.000%, 03/15/13                               136,000       151,671     136,000        151,671
                      TXU Energy Co. 7.000%, 9/01/22     1,522,000    1,764,407                             1,522,000      1,764,407
                      United Energy Distribution
                      Holdings, Ltd. (144A) 5.450%,
                      04/15/16                                                       50,000        53,295      50,000         53,295
                                                                                                2,497,864

                                                                                                                MSF FI VALUE
                                                            TST EQUITY INCOME     MSF FI VALUE LEADERS        LEADERS COMBINED
                      SECURITY DESCRIPTION                 SHARES      VALUE       SHARES        VALUE        SHARES        VALUE
                      --------------------               ---------  -----------  ----------  ------------  ----------  -------------
Environmental
Control
                      USA Waste Services, Inc. 7.000%,
                      07/15/28                           1,268,000    1,475,176     196,000       227,330   1,464,000      1,702,506
                      Waste Management, Inc. 7.375%,
                      08/01/10                             774,000      866,451     287,000       320,938   1,061,000      1,187,389
                                                                                                  548,268
Federal Agencies
                      Federal Home Loan Bank 3.250%,
                      07/21/06                           1,985,000    1,974,594     740,000       735,931   2,725,000      2,710,525
                      Federal Home Loan Bank 3.750%,
                      09/28/06                           6,120,000    6,108,298   2,355,000     2,349,791   8,475,000      8,458,089
                      Federal Home Loan Bank 3.900%,
                      02/25/08                             740,000      740,054     285,000       284,843   1,025,000      1,024,897
                      Federal Home Loan Bank 6.000%,
                      04/01/16                                                       71,192        73,610      71,192         73,610
                      Federal Home Loan Bank 6.000%,
                      04/01/17                                                      102,836       106,337     102,836        106,337
                      Federal Home Loan Bank 6.000%,
                      05/01/17                                                       36,827        38,081      36,827         38,081
                      Federal Home Loan Bank 6.000%,
                      06/01/17                                                       59,909        61,949      59,909         61,949
                      Federal Home Loan Bank 6.000%,
                      07/01/17                                                       69,868        72,247      69,868         72,247
                      Federal Home Loan Bank 6.000%,
                      10/01/17                                                       76,126        78,718      76,126         78,718
                      Federal Home Loan Bank 5.000%,
                      06/01/18                                                       71,302        72,160      71,302         72,160
                      Federal Home Loan Bank 5.000%,
                      12/01/18                                                      168,737       170,767     168,737        170,767
                      Federal Home Loan Bank 4.500%,
                      01/01/19                                                      249,528       248,601     249,528        248,601
                      Federal Home Loan Bank 5.500%,
                      01/01/19                                                      198,000       203,340     198,000        203,340
                      Federal Home Loan Bank 5.000%,
                      02/01/19                                                      272,304       275,506     272,304        275,506
                      Federal Home Loan Bank 5.500%,
                      04/01/19                                                       21,823        22,410      21,823         22,410
                      Federal Home Loan Bank 5.500%,
                      06/01/19                                                       21,296        21,870      21,296         21,870
                      Federal Home Loan Bank 5.500%,
                      07/01/19                                                       36,786        37,778      36,786         37,778
                      Federal Home Loan Bank 6.000%,
                      08/01/19                                                      289,921       299,822     289,921        299,822
                      Federal Home Loan Bank 6.000%,
                      09/01/19                                                      116,018       119,980     116,018        119,980
                      Federal Home Loan Bank 6.000%,
                      11/01/19                                                       55,677        57,575      55,677         57,575
                      Federal Home Loan Bank 5.500%,
                      12/01/19                                                      109,590       112,545     109,590        112,545
                      Federal Home Loan Bank 4.500%,
                      02/01/20                                                      335,720       334,517     335,720        334,517
                      Federal Home Loan Bank 6.000%,
                      02/01/23                                                      197,269       203,361     197,269        203,361
                      Federal Home Loan Bank 5.500%,
                      09/01/24                                                       93,462        95,411      93,462         95,411
                      Federal Home Loan Bank 5.500%,
                      12/01/33                                                      224,521       227,857     224,521        227,857
                      Federal Home Loan Bank 5.500%,
                      01/01/34                                                      168,665       171,172     168,665        171,172
                      Federal Home Loan Bank 5.000%,
                      04/01/34                                                      164,171       164,378     164,171        164,378
                      Federal Home Loan Bank 5.500%,
                      04/01/34                                                      106,807       108,369     106,807        108,369
                      Federal Home Loan Bank 6.000%,
                      04/01/34                                                       99,671       102,268      99,671        102,268
                      Federal Home Loan Bank 6.500%,
                      05/01/34                                                       97,740       101,204      97,740        101,204
                      Federal Home Loan Bank 6.500%,
                      06/01/34                                                      127,631       132,155     127,631        132,155
                      Federal Home Loan Bank 6.000%,
                      07/01/34                                                      494,339       507,218     494,339        507,218
                      Federal Home Loan Bank 6.000%,
                      08/01/34                                                    2,228,095     2,286,141   2,228,095      2,286,141
                      Federal Home Loan Bank 6.500%,
                      08/01/34                                                      424,123       439,156     424,123        439,156
                      Federal Home Loan Bank 6.000%,
                      09/01/34                                                      116,882       119,927     116,882        119,927
                      Federal Home Loan Bank 6.500%,
                      10/01/34                                                      512,793       531,652     512,793        531,652
                      Federal Home Loan Bank 5.500%,
                      11/01/34                                                      123,698       125,507     123,698        125,507
                      Federal Home Loan Mortgage Corp.
                      7.000%, 07/15/05                  10,656,000   10,670,247   1,270,000     1,271,685  11,926,000     11,941,932
                      Federal Home Loan Mortgage Corp.
                      3.750%, 11/15/06                   2,663,000    2,662,129     419,000       418,724   3,082,000      3,080,853
                      Federal Home Loan Mortgage Corp.
                      4.125%, 11/18/09                   3,100,000    3,101,407     245,000       244,868   3,345,000      3,346,275
                      Federal Home Loan Mortgage Corp.
                      4.125%, 07/12/10                                              787,000       789,576     787,000        789,576
                      Federal Home Loan Mortgage Corp.
                      4.875%, 11/15/13                                            3,637,000     3,805,299   3,637,000      3,805,299
                      Federal Home Loan Mortgage Corp
                      6.5%, 12/01/15                        92,413       96,184                                92,413         96,184
                      Federal Home Loan Mortgage Corp.
                      5.000%, 12/01/17                                               53,814        54,479      53,814         54,479
                      Federal Home Loan Mortgage Corp.
                      4.500%, 08/01/19                                               94,178        93,840      94,178         93,840
                      Federal Home Loan Mortgage Corp.
                      5.500%, 08/01/19                                              106,925       109,809     106,925        109,809
                      Federal Home Loan Mortgage Corp.
                      4.5%, 2/01/20                      5,285,307    5,267,483                             5,285,307      5,267,483
                      Federal Home Loan Mortgage Corp.
                      5.500%, 02/01/20                                               44,340        45,530      44,340         45,530
                      Federal Home Loan Mortgage Corp.
                      5.500%, 09/01/24                     243,412      248,565                               243,412        248,565
                      Federal Home Loan Mortgage Corp.
                      5.500%, 06/01/25                     850,822      850,822     322,098       328,813   1,172,920      1,179,635
                      Federal Home Loan Mortgage Corp.
                      5.500%, 05/01/33                                              183,361       186,086     183,361        186,086
                      Federal Home Loan Mortgage Corp.
                      5.000%, 09/01/33                                              606,137       607,103     606,137        607,103
                      Federal Home Loan Mortgage Corp.
                      5.000%, 11/01/33                                              284,345       284,798     284,345        284,798
                      Federal Home Loan Mortgage Corp
                      5.0%, 4/01/34                      8,816,449    8,860,164                             8,816,449      8,860,164
                      Federal Home Loan Mortgage Corp
                      6.0%, 8/01/34                      9,158,111    9,427,435                             9,158,111      9,427,435
                      Federal Home Loan Mortgage Corp
                      6.5%, 10/01/34                     2,517,657    2,609,166                             2,517,657      2,609,166
                      Federal Home Loan Mortgage Corp
                      5.5%, 12/01/34                    10,834,605   11,002,942                            10,834,605     11,002,942
                      Federal Home Loan Mortgage Corp.
                      4.500%, 04/01/35                     493,004      482,106     191,324       187,035     684,328        669,141
                      Federal National Mortgage
                      Association 3.250%, 07/31/06       3,000,000    2,983,878     350,000       348,028   3,350,000      3,331,906
                      Federal National Mortgage
                      Association 3.000%, 03/02/07       1,533,000    1,513,581     585,000       577,357   2,118,000      2,090,938
                      Federal National Mortgage
                      Association 5.250%, 04/15/07                                1,866,000     1,911,743   1,866,000      1,911,743
                      Federal National Mortgage
                      Association 6.500%, 05/01/08                                  646,359       676,937     646,359        676,937
                      Federal National Mortgage
                      Association 6.000%, 05/15/08                                  728,000       769,529     728,000        769,529
                      Federal National Mortgage
                      Association 5.722%, 2/01/09        1,400,000    1,456,431                             1,400,000      1,456,431
                      Federal National Mortgage
                      Association 6.625%, 09/15/09                                  804,000       885,973     804,000        885,973
                      Federal National Mortgage
                      Association 6.625%, 11/15/10       7,765,000    8,665,926   3,400,000     3,819,319  11,165,000     12,485,245
                      Federal National Mortgage
                      Association 6.33%, 3/01/11           188,144      203,677                               188,144        203,677
                      Federal National Mortgage
                      Association 6.000%, 05/15/11       4,498,000    4,803,186     426,000       468,512   4,924,000      5,271,698
                      Federal National Mortgage
                      Association 6.125%, 3/15/12        5,955,000    6,668,903                             5,955,000      6,668,903
                      Federal National Mortgage
                      Association 4.667%, 04/01/13         140,078      142,540                               140,078        142,540
                      Federal National Mortgage
                      Association 4.845%, 06/01/13                                   97,183        99,750      97,183         99,750
                      Federal National Mortgage
                      Association 4.019%, 08/01/13         774,074      757,642                               774,074        757,642
                      Federal National Mortgage
                      Association 4.010%, 08/01/13         113,567      110,803      42,260        41,219     155,827        152,022
                      Federal National Mortgage
                      Association 4.630%, 04/01/14         281,274      284,990     104,249       105,593     385,523        390,583
                      Federal National Mortgage
                      Association 4.518%, 05/01/14         994,844    1,002,532     367,667       370,393   1,362,511      1,372,925
                      Federal National Mortgage
                      Association 4.846%, 08/01/14         585,340      602,449     247,606       254,766     832,946        857,215
                      Federal National Mortgage
                      Association 4.625%, 10/15/14       1,447,000    1,486,798     538,000       551,759   1,985,000      2,038,557
                      Federal National Mortgage
                      Association 4.925%, 04/01/15       1,760,185    1,819,316     676,080       699,527   2,436,265      2,518,843
                      Federal National Mortgage
                      Association 7.000%, 02/01/16                                  163,810       171,654     163,810        171,654
                      Federal National Mortgage
                      Association 6.000%, 04/01/16                                  162,797       168,373     162,797        168,373
                      Federal National Mortgage
                      Association 6.000%, 12/01/16                                   48,627        50,293      48,627         50,293
                      Federal National Mortgage
                      Association 6.000%, 02/01/17                                  119,688       123,789     119,688        123,789
                      Federal National Mortgage
                      Association 6.000%, 03/01/17                                  457,832       473,701     457,832        473,701
                      Federal National Mortgage
                      Association 6.000%, 08/01/17                                  152,417       157,644     152,417        157,644
                      Federal National Mortgage
                      Association 6.000%, 09/01/17                                  669,056       692,002     669,056        692,002
                      Federal National Mortgage
                      Association 5.000%, 11/01/17                                   57,753        58,468      57,753         58,468
                      Federal National Mortgage
                      Association 5.500%, 11/01/17                                  177,095       181,918     177,095        181,918
                      Federal National Mortgage
                      Association 5.500%, 12/01/17                                  366,063       376,034     366,063        376,034
                      Federal National Mortgage
                      Association 5.500%, 01/01/18                                  120,198       123,471     120,198        123,471
                      Federal National Mortgage
                      Association 5.000%, 02/01/18                                  238,466       241,417     238,466        241,417
                      Federal National Mortgage
                      Association 5.500%, 02/01/18                                  101,206       103,953     101,206        103,953
                      Federal National Mortgage
                      Association 6.000%, 03/01/18                                  126,468       130,805     126,468        130,805
                      Federal National Mortgage
                      Association 4.500%, 04/01/18                                  130,693       130,193     130,693        130,193
                      Federal National Mortgage
                      Association 4.500%, 06/01/18                                  249,263       248,309     249,263        248,309
                      Federal National Mortgage
                      Association 4.500%, 07/01/18                                1,343,768     1,338,625   1,343,768      1,338,625
                      Federal National Mortgage
                      Association 5.000%, 11/01/18                                  106,286       107,560     106,286        107,560
                      Federal National Mortgage
                      Association 6.000%, 11/01/18                                  796,064       823,341     796,064        823,341
                      Federal National Mortgage
                      Association 5.000%, 12/01/18                                  247,345       250,310     247,345        250,310
                      Federal National Mortgage
                      Association 5.500%, 12/01/18                                  411,351       422,518     411,351        422,518
                      Federal National Mortgage
                      Association 4.500%, 06/01/19                                1,865,241     1,858,210   1,865,241      1,858,210
                      Federal National Mortgage
                      Association 5.000%, 06/01/19                                2,426,112     2,454,585   2,426,112      2,454,585
                      Federal National Mortgage
                      Association 5.500%, 06/01/19                                1,111,936     1,142,177   1,111,936      1,142,177
                      Federal National Mortgage
                      Association 5.000%, 07/01/19                                  808,438       817,926     808,438        817,926
                      Federal National Mortgage
                      Association 5.500%, 07/01/19                                  384,339       394,791     384,339        394,791
                      Federal National Mortgage
                      Association 5.500%, 08/01/19                                  167,510       172,066     167,510        172,066
                      Federal National Mortgage
                      Association 5.000%, 09/01/19                                  218,217       220,778     218,217        220,778
                      Federal National Mortgage
                      Association 5.500%, 09/01/19                                  192,018       197,240     192,018        197,240
                      Federal National Mortgage
                      Association 5.000%, 11/01/19                                  350,148       354,258     350,148        354,258
                      Federal National Mortgage
                      Association 5.500%, 11/01/19                                  119,708       122,963     119,708        122,963
                      Federal National Mortgage
                      Association 5.000%, 12/01/19                                  104,148       105,370     104,148        105,370
                      Federal National Mortgage
                      Association 5.000%, 01/01/20                                  117,327       118,716     117,327        118,716
                      Federal National Mortgage
                      Association 4.880%, 03/01/20         247,249      259,539     286,809       300,976     534,058        560,515
                      Federal National Mortgage
                      Association 6.000%, 01/01/23                                  163,804       168,785     163,804        168,785
                      Federal National Mortgage
                      Association 5.500%, 05/01/25                                  297,119       303,220     297,119        303,220

                                                                                                                MSF FI VALUE
                                                           TST EQUITY INCOME       MSF FI VALUE LEADERS        LEADERS COMBINED
                      SECURITY DESCRIPTION                 SHARES      VALUE       SHARES        VALUE        SHARES        VALUE
                      --------------------               ---------  -----------  ----------  ------------  ----------  -------------
                      Federal National Mortgage
                      Association 5.500%, 06/01/25                                  153,431       156,581     153,431        156,581
                      Federal National Mortgage
                      Association 6.500%, 11/01/28                                  204,613       212,483     204,613        212,483
                      Federal National Mortgage
                      Association 6.500%, 07/01/31                                   25,078        26,013      25,078         26,013
                      Federal National Mortgage
                      Association 6.500%, 09/01/31                                  214,758       222,766     214,758        222,766
                      Federal National Mortgage
                      Association 7.500%, 11/01/31                                   42,985        45,930      42,985         45,930
                      Federal National Mortgage
                      Association 7.500%, 02/01/32         901,160      963,408      31,797        33,976     932,957        997,384
                      Federal National Mortgage
                      Association 6.500%, 07/01/32                                  485,676       504,308     485,676        504,308
                      Federal National Mortgage
                      Association 6.500%, 08/01/32                                  237,279       245,973     237,279        245,973
                      Federal National Mortgage
                      Association 6.500%, 01/01/33                                   15,908        16,491      15,908         16,491
                      Federal National Mortgage
                      Association 5.500%, 02/01/33                                  209,178       212,231     209,178        212,231
                      Federal National Mortgage
                      Association 5.500%, 04/01/33                                  380,294       385,845     380,294        385,845
                      Federal National Mortgage
                      Association 5.500%, 06/01/33                                  855,994       868,489     855,994        868,489
                      Federal National Mortgage
                      Association 5.500%, 07/01/33                                  526,486       534,171     526,486        534,171
                      Federal National Mortgage
                      Association 5.000%, 11/01/33                                  618,611       619,479     618,611        619,479
                      Federal National Mortgage
                      Association 5.500%, 11/01/33                                  923,743       937,227     923,743        937,227
                      Federal National Mortgage
                      Association 5.500%, 12/01/33                                   70,518        71,548      70,518         71,548
                      Federal National Mortgage
                      Association 5.500%, 01/01/34                                  441,529       447,974     441,529        447,974
                      Federal National Mortgage
                      Association 5.500%, 02/01/34                                  411,834       417,845     411,834        417,845
                      Federal National Mortgage
                      Association 5.000%, 03/01/34                                  154,911       155,078     154,911        155,078
                      Federal National Mortgage
                      Association 5.500%, 03/01/34                                   86,431        87,679      86,431         87,679
                      Federal National Mortgage
                      Association 6.500%, 03/01/34                                   70,624        73,114      70,624         73,114
                      Federal National Mortgage
                      Association 5.000%, 04/01/34                                  615,378       616,041     615,378        616,041
                      Federal National Mortgage
                      Association 5.500%, 04/01/34                                  166,990       169,373     166,990        169,373
                      Federal National Mortgage
                      Association 6.000%, 04/01/34                                  805,416       826,012     805,416        826,012
                      Federal National Mortgage
                      Association 6.500%, 04/01/34                                1,725,995     1,787,328   1,725,995      1,787,328
                      Federal National Mortgage
                      Association 5.000%, 05/01/34                                  176,544       176,734     176,544        176,734
                      Federal National Mortgage
                      Association 5.500%, 05/01/34                                1,036,757     1,051,547   1,036,757      1,051,547
                      Federal National Mortgage
                      Association 6.000%, 05/01/34                                  100,948       103,530     100,948        103,530
                      Federal National Mortgage
                      Association 5.000%, 06/01/34                                  138,564       138,714     138,564        138,714
                      Federal National Mortgage
                      Association 5.500%, 06/01/34                                4,521,199     4,585,693   4,521,199      4,585,693
                      Federal National Mortgage
                      Association 6.000%, 06/01/34                                1,005,412     1,031,123   1,005,412      1,031,123
                      Federal National Mortgage
                      Association 6.500%, 06/01/34                                  127,929       132,439     127,929        132,439
                      Federal National Mortgage
                      Association 5.500%, 07/01/34                                2,599,577     2,636,659   2,599,577      2,636,659
                      Federal National Mortgage
                      Association 6.000%, 07/01/34                                  856,977       878,892     856,977        878,892
                      Federal National Mortgage
                      Association 6.500%, 07/01/34                                  153,208       158,609     153,208        158,609
                      Federal National Mortgage
                      Association 5.000%, 08/01/34                                  183,341       183,538     183,341        183,538
                      Federal National Mortgage
                      Association 5.500%, 08/01/34                                  495,209       502,273     495,209        502,273
                      Federal National Mortgage
                      Association 6.000%, 08/01/34                                2,676,511     2,744,956   2,676,511      2,744,956
                      Federal National Mortgage
                      Association 6.5%, 08/01/34         9,171,909    9,512,951                             9,171,909      9,512,951
                      Federal National Mortgage
                      Association 5.000%, 09/01/34      14,329,709   14,470,440     778,305       779,145  15,108,014     15,249,585
                      Federal National Mortgage
                      Association 5.500%, 09/01/34                                2,012,023     2,040,724   2,012,023      2,040,724
                      Federal National Mortgage
                      Association 5.500%, 10/01/34                                1,648,972     1,672,494   1,648,972      1,672,494
                      Federal National Mortgage
                      Association 5.500%, 11/01/34                                3,253,909     3,300,325   3,253,909      3,300,325
                      Federal National Mortgage
                      Association 6.000%, 11/01/34                                  163,263       167,438     163,263        167,438
                      Federal National Mortgage
                      Association 5.500%, 12/01/34                                1,658,844     1,682,507   1,658,844      1,682,507
                      Federal National Mortgage
                      Association 6.000%, 12/01/34      23,626,551   24,289,956      69,199        70,969  23,695,750     24,360,925
                      Federal National Mortgage
                      Association 5.500%, 01/01/35                                  771,015       782,014     771,015        782,014
                      Federal National Mortgage
                      Association 5.500%, 02/01/35                                  197,190       200,007     197,190        200,007
                      Federal National Mortgage
                      Association 4.500%, 03/01/35       6,923,957    6,891,115     190,924       186,823   7,114,881      7,077,938
                      Federal National Mortgage
                      Association 5.500%, 04/01/35                                  411,195       417,069     411,195        417,069
                      Federal National Mortgage
                      Association 5.5%%, 04/01/35       60,321,660   61,334,507                            60,321,660     61,334,507
                      Federal National Mortgage
                      Association 6.000%, 04/01/35                                  104,801       107,480     104,801        107,480
                      Federal National Mortgage
                      Association 5.500%, 05/01/35                                  154,722       156,932     154,722        156,932
                      Federal National Mortgage
                      Association 5.500%, 12/01/99         526,000      533,232                               526,000        533,232
                      Federal National Mortgage
                      Association 5.500%,  TBA                                      204,000       206,741     204,000        206,741
                      Government National Mortgage
                      Association 7.500%, 12/15/23                                  229,241       247,215     229,241        247,215
                      Government National Mortgage
                      Association 7.500%, 06/15/24                                   86,958        93,603      86,958         93,603
                      Government National Mortgage
                      Association 6.500%, 08/15/28                                   43,161        45,184      43,161         45,184
                      Government National Mortgage
                      Association 6.500%, 10/15/28                                  193,204       202,257     193,204        202,257
                      Government National Mortgage
                      Association 6.000%, 12/15/28                                  325,009       335,991     325,009        335,991
                      Government National Mortgage
                      Association 6.500%, 12/15/28                                   96,681       101,217      96,681        101,217
                      Government National Mortgage
                      Association 6.000%, 12/15/31                                  405,048       418,297     405,048        418,297
                      Government National Mortgage
                      Association 6.000%, 03/15/32                                   17,104        17,662      17,104         17,662
                      Government National Mortgage
                      Association 6.500%, 05/15/32                                   43,872        45,868      43,872         45,868
                      Government National Mortgage
                      Association 5.500%, 11/15/32                                  232,046       237,312     232,046        237,312
                      Government National Mortgage
                      Association 6.000%, 01/15/33                                  294,080       303,570     294,080        303,570
                      Government National Mortgage
                      Association 6.000%, 02/15/33                                   18,545        19,143      18,545         19,143
                      Government National Mortgage
                      Association 6.000%, 04/15/33                                  302,867       312,640     302,867        312,640
                      Government National Mortgage
                      Association 4.500%, 07/20/33                                   56,983        56,201      56,983         56,201
                      Government National Mortgage
                      Association 5.500%, 08/15/33                                1,090,736     1,115,120   1,090,736      1,115,120
                      Government National Mortgage
                      Association 6.000%, 08/15/33                                   17,840        18,416      17,840         18,416
                      Government National Mortgage
                      Association 4.500%, 09/15/33                                  233,807       231,330     233,807        231,330
                      Government National Mortgage
                      Association 4.500%, 09/20/33                                  103,869       102,443     103,869        102,443
                      Government National Mortgage
                      Association 5.000%, 06/15/34                                  269,365       271,780     269,365        271,780
                      Government National Mortgage
                      Association 6.000%, 07/15/34                                  610,511       630,152     610,511        630,152
                      Government National Mortgage
                      Association 6.500%, 07/15/34         687,073      719,037                               687,073        719,037
                      Government National Mortgage
                      Association 6.500%, 08/15/34                                   20,130        21,040      20,130         21,040
                      Government National Mortgage
                      Association 5.500%, 09/15/34                                1,588,275     1,623,572   1,588,275      1,623,572
                      Government National Mortgage
                      Association 5.0%, 12/15/34         1,195,755    1,206,847                             1,195,755      1,206,847
                      Government National Mortgage
                      Association 4.500%, 12/20/34                                   95,039        93,705      95,039         93,705
                      Government National Mortgage
                      Association 5.5%, 2/15/35          7,304,464    7,470,429                             7,304,464      7,470,429
                      Government National Mortgage
                      Association 4.5%, 3/20/35          1,249,887    1,234,858                             1,249,887      1,234,858
                      Government National Mortgage
                      Association 6.0%, 4/20/35          5,663,199    5,844,767                             5,663,199      5,844,767
                      Government National Mortgage
                      Association 5.000%, 06/15/35                                  135,013       136,226     135,013        136,226
                      U.S. Department of Housing &
                      Urban Development 7.498%,
                      08/01/11                                                       98,000       110,291      98,000        110,291
                                                                                               88,768,208
Finance & Banking
                      Abbey National Capital Trust I
                      8.963%, 12/29/49                     801,000    1,171,836                               801,000      1,171,836
                      Bank of America Corp. 7.400%,
                      01/15/11                           2,663,000    3,051,255     983,000     1,125,023   3,646,000      4,176,278
                      Bank of America Corp. 5.375%,
                      06/15/14                             840,000      894,124     390,000       414,391   1,230,000      1,308,515
                      Bank One Corp. 8.000%, 04/29/27                               100,000       132,844     100,000        132,844
                      Barclays Bank PLC 6.86%, 12/15/49    975,000    1,150,242                               975,000      1,150,242
                      DBS Capital Funding Corp. 7.657%,
                      12/31/49                             872,000    1,000,561                               872,000      1,000,561
                      Citigroup, Inc. 5.000%, 09/15/14                            1,192,000     1,219,352   1,192,000      1,219,352
                      Credit Suisse First Boston USA,
                      Inc. 4.625%, 01/15/08              3,129,000    3,110,076     365,000       368,945   3,494,000      3,479,021
                      Credit Suisse First Boston USA,
                      Inc. 4.125%, 01/15/10                                         456,000       452,779     456,000        452,779
                      HBOS Capital Funding LP 6.071%,
                      6/30/49                              550,000      594,726                               550,000        594,726
                      Mizuho Financial Group Cayman
                      Ltd. 5.79%, 4/15/14                  568,000      598,479                               568,000        598,479
                      Nordea Bank AB 5.424%, 12/29/49      610,000      629,423                               610,000        629,423
                      Popular North America, Inc.
                      4.250%, 04/01/08                   1,910,000    1,911,381     472,000       472,039   2,382,000      2,383,420
                      RBS Capital Trust I 6.425%,
                      12/29/49                           2,000,000    2,226,164                             2,000,000      2,226,164
                      Sprint Capital Corp. 6.875%,
                      11/15/28                             879,000    1,012,107     329,000       377,653   1,208,000      1,389,760
                      Unicredito Italiano Capital Trust
                      II 9.2%, 10/05/49                  1,412,000    1,697,213                             1,412,000      1,697,213
                      U.S. Bancorp 7.500%, 06/01/26                                 400,000       524,429     400,000        524,429
                      Wachovia Corp. 5.250%, 08/01/14    2,032,000    2,125,005     781,000       815,276   2,813,000      2,940,281
                      Wells Fargo Bank, National
                      Association 6.450%, 02/01/11                                  750,000       827,258     750,000        827,258
                                                                                                6,729,989
Financial Services
                      Boeing Capital Corp. 6.500%,
                      02/15/12                           2,793,000    3,128,478   1,013,000     1,133,136   3,806,000      4,261,614
                      Cadbury Schweppes U.S. Finance
                      (144A) 5.125%, 10/01/13            1,585,000    1,622,293     600,000       613,092   2,185,000      2,235,385
                      Cendant Corp. 6.875%, 08/15/06     1,108,000    1,139,403     458,000       470,855   1,566,000      1,610,258
                      Countrywide Home Loans, Inc.
                      5.500%, 08/01/06                                              167,000       169,509     167,000        169,509
                      DBS Capital Funding Corp. (144A)
                      7.657%, 03/31/49                                              318,000       364,457     318,000        364,457
                      Dean Witter Discover & Co.
                      6.750%, 01/01/16                                              260,000       292,815     260,000        292,815
                      Devon Financing Corp. 6.875%,
                      09/30/11                             988,000    1,106,957     311,000       347,999   1,299,000      1,454,956
                      Duke Capital, LLC 8.000%,
                      10/01/19                           1,022,000    1,267,748     375,000       464,116   1,397,000      1,731,864
                      Ford Motor Credit Co. 7.750%,
                      02/15/07                             465,000      474,221     170,000       173,306     635,000        647,527
                      Ford Motor Credit Co. 5.700%,
                      01/15/10                           1,224,000    1,130,041     484,000       446,413   1,708,000      1,576,454
                      Foster's Finance Corp. (144A)
                      5.875%, 06/15/35                                              352,000       353,768     352,000        353,768

                                                                                                                MSF FI VALUE
                                                           TST EQUITY INCOME      MSF FI VALUE LEADERS        LEADERS COMBINED
                      SECURITY DESCRIPTION                 SHARES      VALUE       SHARES        VALUE        SHARES        VALUE
                      --------------------               ---------  -----------  ----------  ------------  ----------  -------------
                      General Electric Capital Corp.
                      8.875%, 5/21/07                      313,000      339,179                               313,000        339,179
                      General Electric Capital Corp.
                      8.5%, 7/24/08                        553,000      618,033                               553,000        618,033
                      General Electric Capital Corp.
                      5.450%, 01/15/13                     322,000      342,098     250,000       265,194     572,000        607,292
                      General Electric Capital Corp.
                      6.750%, 03/15/32                                              424,000       523,211     424,000        523,211
                      General Motors Acceptance Corp.
                      5.850%, 01/14/09                     920,000      863,087     353,000       330,906   1,273,000      1,193,993
                      General Motors Acceptance Corp.
                      7.250%, 03/02/11                     587,000      551,034     212,000       198,786     799,000        749,820
                      JET Equipment Trust 11.44%,
                      11/01/14                             300,000            0                               300,000              0
                      Lehman Brothers Holdings, Inc.
                      8.25%, 6/15/07                       771,000      830,813                               771,000        830,813
                      MidAmerican Funding, LLC 6.927%,
                      03/01/29                                                      100,000       119,094     100,000        119,094
                      Natexis AMBS Co., LLC 8.44%,
                      12/29/49                             280,000      311,359                               280,000        311,359
                      SLM Corp. 4.000%, 01/15/09           744,000      738,651     287,000       284,704   1,031,000      1,023,355
                      TCI Communications Financing III
                      9.650%, 03/31/27                   3,319,000    3,770,079     308,000       349,008   3,627,000      4,119,087
                                                                                                6,900,369
Food & Beverages
                      Coca-Cola Co. 5.125%, 09/17/13                                200,000       208,477     200,000        208,477
                      FBG Finance Ltd. 5.875%, 6/15/35   1,050,000    1,058,990                             1,050,000      1,058,990
                      General Mills, Inc. 6.000%,
                      02/15/12                                                       23,000        25,005      23,000         25,005
                      Kraft Foods, Inc. 6.250%,
                      06/01/12                             903,000      994,082     349,000       383,660   1,252,000      1,377,742
                      Miller Brewing Co. (144A) 5.500%,
                      08/15/13                           1,641,000    1,703,361     630,000       652,876   2,271,000      2,356,237
                      The Kroger Co. 6.750%, 04/15/12    1,557,000    1,726,453     560,000       620,095   2,117,000      2,346,548
                                                                                                1,890,113
Forest Products &
Paper
                      MeadWestvaco Corp. 6.850%,
                      04/01/12                                                       35,000        39,281      35,000         39,281
                      MeadWestvaco Corp. 6.800%,
                      11/15/32                             441,000      525,463     166,000       197,125     607,000        722,588
                      Weyerhaeuser Co. 6.750%, 03/15/12  1,500,000    1,652,601     241,000       265,158   1,741,000      1,917,759
                                                                                                  501,564
Gas & Oil
                      Amerada Hess Corp. 7.300%,
                      08/15/31                             850,000    1,028,877     150,000       180,985   1,000,000      1,209,862
                      Halliburton Co. 5.500%, 10/15/10   1,045,000    1,097,176     402,000       421,590   1,447,000      1,518,766
                      Kerr-McGee Corp. 6.950%, 07/01/24    213,000      221,152      82,000        84,728     295,000        305,880
                      Kinder Morgan Energy Partners,
                      L.P. 6.750%, 03/15/11                875,000    1,254,442     327,000       359,625   1,202,000      1,614,067
                      Kinder Morgan Energy Partners,
                      L.P. 7.125%, 03/15/12                                         150,000       169,879     150,000        169,879
                      Kinder Morgan Energy Partners,
                      L.P. 7.750%, 03/15/32                985,000      963,445      53,000        67,282   1,038,000      1,030,727
                      Pemex Project Funding Master
                      Trust 9.125%, 10/13/10                                        125,000       146,375     125,000        146,375
                      Pemex Project Funding Master
                      Trust 8.625%, 02/01/22                                        127,000       156,528     127,000        156,528
                      Pioneer Natural Resource 5.875%,
                      07/15/16                             660,000      666,923     245,000       247,072     905,000        913,995
                      Tosco Corp. 7.625%, 05/15/06                                  100,000       102,889     100,000        102,889
                                                                                                1,936,953
Health Care
                      HCA, Inc. 8.750%, 09/01/10           213,000      243,142      81,000        92,057     294,000        335,199
                      HCA, Inc. 6.950%, 05/01/12           828,000      881,834     314,000       333,631   1,142,000      1,215,465
                      Wyeth 5.500%, 03/15/13             1,029,000    1,084,671     388,000       408,351   1,417,000      1,493,022
                                                                                                  834,039
Hotels & Restaurants
                      Yum! Brands, Inc. 8.875%,
                      04/15/11                             486,000      589,534     187,000       226,573     673,000        816,107

Industrial Machinery
                      Kennametal, Inc. 7.200%, 06/15/12    927,000    1,038,476     357,000       399,378   1,284,000      1,437,854

Insurance
                      AIG Sun America Institutional
                      Group SA 5.75%, 2/16/09              816,000      856,183                               816,000        856,183
                      American International Group,
                      Inc. 4.250%, 05/15/13              1,307,000    1,269,718     847,000       821,485   2,154,000      2,091,203
                      Everest Reinsurance Holdings,
                      Inc. 8.750%, 03/15/10                                         100,000       117,307     100,000        117,307
                      Fund American Cos., Inc. 5.875%,
                      05/15/13                             630,000      657,211     105,000       109,363     735,000        766,574
                      Genworth Financial, Inc. 5.750%,
                      06/15/14                             600,000      644,600     235,000       252,025     835,000        896,625
                      Metlife, Inc. 6.5%, 12/15/32         356,000      410,075                               356,000        410,075
                      Prudential Financial, Inc.
                      4.500%, 07/15/13                   1,500,000    1,495,281     300,000       298,558   1,800,000      1,793,839
                      Prudential Financial, Inc.
                      5.100%, 09/20/14                                              691,000       711,235     691,000        711,235
                      Prudential Funding Corp. (144A)
                      6.600%, 05/15/08                     600,000      640,119     131,000       139,668     731,000        779,787
                      The Allstate Corp. 5.550%,
                      05/09/35                           1,000,000    1,038,618     425,000       439,786   1,425,000      1,478,404
                      The St. Paul Travelers Cos., Inc.
                      5.750%, 03/15/07                                               85,000        86,864      85,000         86,864
                      Travelers Property Casualty Corp.
                      6.375%, 03/15/33                                               56,000        61,080      56,000         61,080
                                                                                                3,037,371
Investment Brokerage
                      JPMorgan Chase & Co. 5.125%,
                      09/15/14                           1,271,000    1,302,544     489,000       500,223   1,760,000      1,802,767
                      Merrill Lynch & Co., Inc. 5.450%,
                      07/15/14                           1,235,000    1,306,626     489,000       516,438   1,724,000      1,823,064
                      Morgan Stanley 4.750%, 04/01/14      798,000      787,554      32,000        31,525     830,000        819,079
                      Morgan Stanley Group, Inc.
                      6.750%, 04/15/11                     864,000      957,805     316,000       349,887   1,180,000      1,307,692
                      The Goldman Sachs Group, Inc.
                      5.700%, 09/01/12                   1,591,000    1,695,349     608,000       646,925   2,199,000      2,342,274
                                                                                                2,044,998
Media
                      Cox Communications, Inc. 4.625%,
                      06/01/13                             998,000      970,350     475,000       461,088   1,473,000      1,431,438
                      Hearst-Argyle Television, Inc.
                      7.500%, 11/15/27                                              200,000       225,430     200,000        225,430
                      News America Holdings, Inc.
                      7.750%, 01/20/24                                              125,000       150,024     125,000        150,024
                      News America Holdings, Inc.
                      8.500%, 02/23/25                     572,000      727,736     150,000       190,334     722,000        918,070
                      News America Holdings, Inc.
                      6.200%, 12/15/34                     923,000      972,037     295,000       309,600   1,218,000      1,281,637
                      The Walt Disney Co. 6.750%,
                      03/30/06                             370,000      377,404     137,000       139,717     507,000        517,121
                      The Walt Disney Co. 6.375%,
                      03/01/12                             811,000      898,098     312,000       345,035   1,123,000      1,243,133
                      Time Warner Entertainment Co.,
                      L.P. 10.15%, 5/01/12                 484,000      626,507                               484,000        626,507
                      Time Warner Entertainment Co.,
                      L.P. 8.375%, 07/15/33                463,000      616,456     600,000       796,320   1,063,000      1,412,776
                                                                                                2,617,548
Metals
                      Alcan, Inc. 5.750%, 06/01/35         707,000      721,744     257,000       261,420     964,000        983,164

Railroads &
Equipment
                      Norfolk Southern Corp. 7.050%,
                      05/01/37                                                      360,000       448,545     360,000        448,545
                      Union Pacific Corp. 6.125%,
                      01/15/12                             292,000      315,590     108,000       116,568     400,000        432,158
                      Union Pacific Corp. 5.375%,
                      05/01/14                             763,000      797,086     299,000       311,810   1,062,000      1,108,896
                                                                                                  876,923
Real Estate
                      Boston Properties, Inc. (REIT)
                      5.000%, 06/01/15                                              200,000       199,948     200,000        199,948
                      EOP Operating, L.P. 8.375%,
                      03/15/06                                                      175,000       180,175     175,000        180,175
                      EOP Operating, L.P. 6.763%,
                      06/15/07                                                      175,000       182,753     175,000        182,753
                      EOP Operating, L.P. 6.800%,
                      01/15/09                           1,751,000    1,878,140     635,000       680,574   2,386,000      2,558,714
                      HRPT Properties Trust (REIT)
                      6.250%, 08/15/16                     672,000      729,061     328,000       355,132   1,000,000      1,084,193
                      Simon Property Group L.P. (REIT)
                      6.375%, 11/15/07                     843,000      880,568     309,000       322,594   1,152,000      1,203,162
                      Simon Property Group L.P. (REIT)
                      (144A) 5.100%, 06/15/15              394,000      394,550     208,000       207,889     602,000        602,439
                      Socgen Real Estate Co., LLC
                      7.64%, 12/29/49                    1,555,000    1,664,839                             1,555,000      1,664,839
                      Vornado Realty, L.P. (REIT)
                      5.625%, 06/15/07                   1,804,000    1,839,591     650,000       662,522   2,454,000      2,502,113
                      Vornado Realty, L.P. (REIT)
                      4.750%, 12/01/10                                               73,000        72,738      73,000         72,738
                                                                                                2,864,325
Retail
                      Lowe's Cos., Inc. 7.500%,                                     185,000       187,931     185,000        187,931
                      12/15/05

Telecommunications
                      AT&T Wireless Services, Inc.
                      7.350%, 03/01/06                     410,000      419,026      73,000        74,595     483,000        493,621
                      AT&T Wireless Services, Inc.
                      8.750%, 03/01/31                     785,000    1,103,686     775,000     1,086,270   1,560,000      2,189,956
                      BellSouth Corp. 6.550%, 06/15/34     852,000      973,452     360,000       409,895   1,212,000      1,383,347
                      Cingular Wireless, LLC (144A)
                      6.500%, 12/15/11                     650,000      718,996     250,000       276,171     900,000        995,167
                      SBC Communications, Inc. 5.100%,
                      09/15/14                             737,000      754,931     325,000       332,300   1,062,000      1,087,231
                      SBC Communications, Inc. 6.150%,
                      09/15/34                             442,000      480,480     170,000       184,150     612,000        664,630
                      Verizon New York, Inc. 6.875%,
                      04/01/12                           2,400,000    2,656,025     702,000       775,831   3,102,000      3,431,856
                                                                                                3,139,212
Transportation
                      CSX Corp. 6.750%, 03/15/11           415,000      458,691     159,000       175,531     574,000        634,222

U.S. Treasury
                      United States Treasury Bonds
                      10.375%, 11/15/12                                             337,000       387,616     337,000        387,616
                      United States Treasury Bonds
                      9.875%, 11/15/15                                              450,000       672,574     450,000        672,574

                                                                                                                MSF FI VALUE
                                                           TST EQUITY INCOME      MSF FI VALUE LEADERS        LEADERS COMBINED
                      SECURITY DESCRIPTION                 SHARES      VALUE       SHARES        VALUE       SHARES        VALUE
                      --------------------               ---------  -----------  ----------  ------------  ----------  -------------
                      United States Treasury Bonds
                      7.500%, 11/15/16                                              290,000       380,092     290,000        380,092
                      United States Treasury Bonds
                      8.875%, 02/15/19                                              281,000       417,735     281,000        417,735
                      United States Treasury Bonds
                      7.875%, 02/15/21                                              350,000       495,428     350,000        495,428
                      United States Treasury Bonds
                      8.000%, 11/15/21                                              434,000       625,350     434,000        625,350
                      United States Treasury Bonds
                      6.250%, 08/15/23                                            5,030,000     6,268,441   5,030,000      6,268,441
                      United States Treasury Bonds
                      5.375%, 02/15/31                                            1,564,000     1,845,520   1,564,000      1,845,520
                      United States Treasury Notes
                      5.750%, 11/15/05                   3,004,000    3,031,576     982,000       990,707   3,986,000      4,022,283
                      United States Treasury Notes
                      5.875%, 11/15/05                   1,178,000    1,189,320     450,000       454,184   1,628,000      1,643,504
                      United States Treasury Notes
                      6.875%, 5/15/06                    2,913,000    2,997,433                             2,913,000      2,997,433
                      United States Treasury Notes
                      7.000%, 07/15/06                   9,955,000   10,303,037  13,252,000    13,711,155  23,207,000     24,014,192
                      United States Treasury Notes
                      3.500%, 11/15/06                                              315,000       314,643     315,000        314,643
                      United States Treasury Notes
                      4.375%, 05/15/07                   1,719,000    1,742,435     586,000       593,805   2,305,000      2,336,240
                      United States Treasury Notes
                      3.250%, 08/15/07                   3,098,000    3,073,919     246,000       244,011   3,344,000      3,317,930
                      United States Treasury Notes
                      3.000%, 11/15/07                   9,974,000    9,832,189     682,000       672,090  10,656,000     10,504,279
                      United States Treasury Notes
                      5.500%, 02/15/08                   3,161,000    3,308,309     753,000       787,856   3,914,000      4,096,165
                      United States Treasury Notes
                      5.625%, 05/15/08                  13,166,000   13,864,417   5,073,000     5,340,520  18,239,000     19,204,937
                      United States Treasury Notes
                      4.750%, 11/15/08                                               86,000        88,849      86,000         88,849
                      United States Treasury Notes
                      3.125%, 04/15/09                                            2,000,000     1,959,922   2,000,000      1,959,922
                      United States Treasury Notes
                      4.000%, 06/15/09                                              108,000       109,164     108,000        109,164
                      United States Treasury Notes
                      4.25%, 1/15/10                     4,363,059    4,911,173                             4,363,059      4,911,173
                      United States Treasury Notes
                      5.000%, 02/15/11                                               97,000       103,059      97,000        103,059
                      United States Treasury Notes
                      3.0%, 7/15/12                      5,416,842    5,951,333                             5,416,842      5,951,333
                      United States Treasury Notes
                      4.000%, 11/15/12                   3,720,000    3,762,828                             3,720,000      3,762,828
                      United States Treasury Notes
                      10.375%, 11/15/12                    884,000    1,017,049                               884,000      1,017,049
                      United States Treasury Notes
                      3.875%, 2/15/13                    1,294,000    1,295,972                             1,294,000      1,295,972
                      United States Treasury Notes
                      4.750%, 05/15/14                  11,607,000   12,022,272     370,000       392,605  11,977,000     12,414,877
                      United States Treasury Notes
                      4.125%, 05/15/15                  11,200,000   11,367,126   1,005,000     1,019,682  12,205,000     12,386,808
                      United States Treasury Notes
                      9.9875%, 11/15/15                  1,165,000    1,741,584                             1,165,000      1,741,584
                      United States Treasury Notes
                      6.25%, 8/15/23                    17,909,000   22,323,998                            17,909,000     22,323,998
                      United States Treasury Notes
                      5.375%, 2/15/31                    4,456,000    5,259,474                             4,456,000      5,259,474
                      United States Treasury Notes
                      (TII) 4.250%, 01/15/10                                      1,665,202     1,873,871   1,665,202      1,873,871
                      United States Treasury Notes
                      (TII) 3.000%, 07/15/12                                      2,067,836     2,271,226   2,067,836      2,271,226
                                                                                               42,020,105
Yankee
                      Anderson Exploration, Ltd.
                      6.750%, 03/15/11                      44,000       48,195      70,000        76,582     114,000        124,777
                      Consumers International, Inc.
                      10.250%, 04/01/49                                              50,000             0      50,000              0
                      Deutsche Telekom International
                      Finance 8.750%, 06/15/30           1,269,000    1,723,536     489,000       662,096   1,758,000      2,385,632
                      EnCana Holdings Finance Corp.
                      5.800%, 05/01/14                     887,000      953,468     335,000       359,480   1,222,000      1,312,948
                      France Telecom S.A. 7.75%,
                      03/01/11                             461,000      535,602                               461,000        535,602
                      France Telecom S.A. 8.500%,
                      03/01/11                                                      171,000       198,441     171,000        198,441
                      Hydro-Quebec 6.300%, 05/11/11      1,250,000    1,382,921     350,000       386,741   1,600,000      1,769,662
                      Mizuho Financial Group Cayman,
                      Ltd. (144A) 5.790%, 04/15/14                                  279,000       293,466     279,000        293,466
                      Norsk Hydro A/S 7.750%, 06/15/23                              100,000       131,907     100,000        131,907
                      PCCW-HKTC Capital, Ltd. (144A)
                      6.000%, 07/15/13                     737,000      784,015     129,000       136,967     866,000        920,982
                      State of Israel 4.625%, 06/15/13                               95,000        94,009      95,000         94,009
                      Telecom Italia Capital S.A.
                      5.250%, 11/15/13                     545,000      554,217     208,000       211,163     753,000        765,380
                      Telecom Italia Capital S.A.
                      (144A) 6.000%, 09/30/34              620,000      635,171     244,000       249,105     864,000        884,276
                      TransCanada Pipelines, Ltd.
                      7.150%, 06/15/06                                              375,000       384,774     375,000        384,774
                      Tyco International Group S.A.
                      6.750%, 02/15/11                     802,000      891,350     308,000       341,911   1,110,000      1,233,261
                      UFJ Finance Aruba AEC 6.750%,
                      07/15/13                             860,000      960,580     360,000       401,473   1,220,000      1,362,053
                      United Mexican States 6.625%,
                      03/03/15                           1,334,000    1,469,398     600,000       660,300   1,934,000      2,129,698
                      United Mexican States 8.625%,
                      2/01/22                              153,000      188,952                               153,000        188,952
                      United Mexican States 7.5%,
                      4/08/33                              527,000      609,999                               527,000        609,999

                      Total Bonds & Notes
                      (Identified Cost $188,104,317)                                          191,741,615           0    191,741,615

Preferred Stocks

                      Diversified Financial Services
                      RBS Capital Trust II 12/29/49                                 300,000       332,779     300,000        332,779

                      Total Preferred Stocks
                      (Identified Cost $300,000)                                                  332,779           0        332,779

Short Term
Investments

                      Commercial Paper
                      Merrill Lynch & Co., Inc. 3.370%,
                      07/01/05                                                   $5,468,000    $5,468,000   5,468,000      5,468,000
                      Morgan Stanley 3.360%, 07/01/05                             5,133,000     5,133,000   5,133,000      5,133,000
                                                                                               10,601,000           0     10,601,000
                      Total Short Term Investments
                      (Identified Cost $10,601,000)                                            10,601,000           0     10,601,000

                      Total Investments
                      (Identified Cost $462,426,247)                                          491,001,424           0    491,001,424
                      Other assets less liabilities                                            14,473,495           0     14,473,495
                      Total Net Assets                                                       $505,474,919           0    505,474,919

METROPOLITAN SERIES FUND, INC.
COMBINED PRO FORMA STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2005 (UNAUDITED)

                                                  TRAVELERS         METROPOLITAN
                                                 SERIES TRUST       SERIES FUND          ADJUSTMENTS
                                                      MFS               MFS            (REFERENCES ARE
                                                 TOTAL RETURN       TOTAL RETURN         TO PRO FORMA          PRO FORMA
                                                   PORTFOLIO          PORTFOLIO           FOOTNOTES)            COMBINED
                                                ---------------    ---------------    ------------------     ---------------
ASSETS
Investments at value*                           $ 1,282,051,593    $   491,001,424    $                -     $ 1,773,053,017
Cash                                                        528                444                     -                 972
Foreign cash                                             43,421                  -                                    43,421
Receivable for:                                               -
     Securities sold                                  1,422,661            705,813                                 2,128,474
     Fund shares sold                                    25,260            534,318                     -             559,578
     Futures variation margin                                 -                  -                     -                   0
     Dividends and interest                           6,289,910          2,545,359                     -           8,835,269
     Foreign taxes                                        1,741             17,518                     -              19,259
     Other assets                                            15                  -                     -                  15
     Due from investment adviser                              -                  -                     -                   0
                                                ---------------    ---------------    ------------------     ---------------
         Total assets                             1,289,835,129        494,804,876                     0       1,784,640,005
                                                ---------------    ---------------    ------------------     ---------------
LIABILITIES
     Payable for:
     Securities purchased                             6,742,696          2,691,019                     -           9,433,715
     Fund shares redeemed                               377,839            636,126                     -           1,013,965
     Collateral on securities on loan                         -                  -                     -                   0
     Foreign taxes                                            -              4,453                     -               4,453
Accrued expenses:
     Management fees                                    765,928            203,557                     -             969,485
     Service and distribution fees                            -             39,052                     -              39,052
     Directors fees                                       5,471                  -                     -               5,471
     Deferred trustees fees                                   -             81,871                     -              81,871
     Other expenses                                      93,987            115,540                     -             209,527
                                                ---------------    ---------------    ------------------     ---------------
        Total liabilities                             7,985,921          3,771,618                     0          11,757,539
                                                ---------------    ---------------    ------------------     ---------------
NET ASSETS                                      $ 1,281,849,208    $   491,033,258    $                0     $ 1,772,882,466
                                                ===============    ===============    ==================     ===============
NET ASSETS CONSIST OF:
     Capital paid in                            $ 1,153,426,791    $   482,670,985    $                -       1,636,097,776
     Undistributed (distributions
      in excess of) net investment
       income                                        16,081,176          6,035,877                     -          22,117,053
     Accumulated net realized gains
      (losses)                                       25,833,936       (26,248,977)                     -           (415,041)
     Unrealized appreciation
      (depreciation) on investments,
      futures, and foreign currency                  86,507,305         28,575,373                     -         115,082,678

        Total                                   $ 1,281,849,208    $   491,033,258    $                0     $ 1,772,882,466
                                                ===============    ===============    ==================     ===============
Net Assets - Class A                            $ 1,281,849,208    $   266,644,635    $   (1,281,849,208)      $ 266,644,635
                                                ===============    ===============    ==================     ===============
Net Assets - Class B                                          0        132,491,696                     0         132,491,696
                                                ===============    ===============    ==================     ===============
Net Assets - Class E                                          0         91,896,927                     0          91,896,927
                                                ===============    ===============    ==================     ===============
Net Assets - Class F                                          0                  0         1,281,849,208(a)    1,281,849,208
                                                ===============    ===============    ==================     ===============
Capital shares outstanding - Class A                 74,195,380          1,840,434          (74,195,380)           1,840,434
                                                ===============    ===============    ==================     ===============
Capital shares outstanding - Class B                          0            922,157                     0             922,157
                                                ===============    ===============    ==================     ===============
Capital shares outstanding - Class E                          0            636,504                     0             636,504
                                                ===============    ===============    ==================     ===============
Capital shares outstanding - Class F                          0                  0             8,921,814(a)        8,921,814
                                                ===============    ===============    ==================     ===============
NET ASSET VALUE AND OFFERING PRICE
 PER SHARE - CLASS A                                     $17.28            $144.88                    --             $144.88
                                                ===============    ===============    ==================     ===============
NET ASSET VALUE AND OFFERING PRICE
 PER SHARE - CLASS B                                          -             143.68                    --              143.68
                                                ===============    ===============    ==================     ===============
NET ASSET VALUE AND OFFERING PRICE
 PER SHARE - CLASS E                                          -             144.38                    --              144.38
                                                ===============    ===============    ==================     ===============
NET ASSET VALUE AND OFFERING PRICE
 PER SHARE - CLASS F                                          -                  -                    --              143.68
                                                ===============    ===============    ==================     ===============

*      Identified cost of investments           $ 1,163,286,075    $   462,426,247    $               --       1,625,712,322

(a) Reflects change in shares outstanding due to the issuance of Class F shares of MFS Total Return in exchange for Class A shares of TST MFS Total Return based upon the net asset value of the MFS Total Return Portfolio's Class F shares at June 30, 2005.

                        See notes to financial statements

METROPOLITAN SERIES FUND, INC.
COMBINED PRO FORMA STATEMENT OF OPERATIONS

FOR THE TWELVE MONTH PERIOD ENDED JUNE 30, 2005 (UNAUDITED)

                                                             TRAVELERS        METROPOLITAN
                                                            SERIES TRUST       SERIES FUND      ADJUSTMENTS
                                                                MFS                MFS        (REFERENCES ARE
                                                            TOTAL RETURN      TOTAL RETURN      TO PRO FORMA          PRO FORMA
                                                             PORTFOLIO          PORTFOLIO        FOOTNOTES)           COMBINED
                                                         ----------------     ------------     -------------      ----------------
INVESTMENT INCOME
    Dividend                                             $     16,037,157 /1/ $  6,107,999 /1/ $           -            22,145,156
    Interest                                                   26,234,869 /2/    8,805,743                 -            35,040,612
                                                         ----------------     ------------     -------------      ----------------
                                                               42,272,026       14,913,742                 -            57,185,768
EXPENSES
    Management fees                                             9,386,479        2,260,730       (2,616,737) (a)         9,030,472
    Service and distribution fees-Class B                               -          257,279                 -               257,279
    Service and distribution fees-Class E                               -          132,776                 -               132,776
    Service and distribution fees-Class F                               -                -         2,450,778 (b)         2,450,778
    Administration fees                                                 -                -                 -                     -
    Directors fees and expenses                                    27,633           31,421          (27,633) (b)            31,421
    Custodian                                                     132,063          302,801          (34,159) (b)           400,705
    Transfer agent fees                                             5,041                -           (5,041) (b)                 -
    Audit and tax services                                         31,654           26,125          (31,654) (b)            26,125
    Legal                                                          13,776           13,685                 -                27,461
    Printing                                                       72,228           85,580                 -               157,808
    Insurance                                                      22,319            8,771                 -                31,090
    Miscellaneous expenses                                           (845)           5,388                 -                 4,543
                                                         ----------------     ------------     -------------      ----------------
        Total Expenses                                          9,690,348        3,124,556         (264,446)            12,550,458

    Expense Reductions                                                  -          (54,206)                -               (54,206)

    Expense assumed by the Investment
     Adviser                                                       (1,741)                -            1,741 (b)                 -
                                                         ----------------     ------------     -------------      ----------------
    Net Expenses                                                9,688,607        3,070,350         (262,705)            12,496,252
                                                         ----------------     ------------     -------------      ----------------
    Net Income                                                 32,583,419       11,843,392           262,705            44,689,516

REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS

    Net realized gain (loss) on
     investments                                               46,777,375       14,744,789                 -            61,522,164
    Net realized gain (loss) on foreign
     currency transactions                                        (11,035)           8,852                 -                (2,183)
    Net realized gain (loss) on options
     transactions                                                       -                -                 -                     -
    Net realized gain (loss) on futures
     transactions                                                       -                -                 -                     -
                                                         ----------------     ------------     -------------      ----------------
      Net realized gain (loss) on investments,
       foreign currency, and futures transactions              46,766,340       14,753,641                 -            61,519,981

    Net unrealized appreciation (depreciation)
     on investments                                            28,042,293       17,998,923                 -            46,041,216
    Net unrealized appreciation (depreciation)
     on foreign currency transactions                              (6,538)            (824)                 -               (7,362)
    Net unrealized appreciation (depreciation)
     on futures transactions                                            -                -                 -                     -
                                                         ----------------     ------------     -------------      ----------------
      Net unrealized gain (loss) on investments,
       foreign currency, and futures transactions              28,035,755       17,998,099                 -            46,033,854
                                                         ----------------     ------------     -------------      ----------------
    Net gain (loss)                                            74,802,095       32,751,740                 -           107,553,835

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS    $    107,385,514     $ 44,595,132     $     262,705      $    152,243,351
                                                         ================     ============     =============      ================
                                                        /1/ Net of foreign   /1/ Net of
                                                        taxes of $130,451    foreign taxes
                                                        /2/ Includes sec.    of $78,985
                                                        lending inc. $182,102
(a)   Reflects the MFS Total Return's proposed investment advisory fee rate.
(b)   Reflects reclassification of certain balances to conform to the MFS Total Return's expense structure.

                                                                      MSF TOT RET           MSF TOT RET        MSF TOT RET
                                                                      30-JUN-2005           30-DEC-2004        30-JUN-2004
                                                                     -------------         ------------       ------------
INVESTMENT INCOME
    Dividend                                                             2,982,113            4,663,644          1,537,758
    Interest                                                             4,724,418            6,361,042          2,279,717
                                                                     -------------         ------------       ------------
                                                                         7,706,531           11,024,686          3,817,475
EXPENSES
    Management fees                                                      1,191,886            1,697,055            628,211
    Service and distribution fees-Class B                                  151,188              160,928             54,837
    Service and distribution fees-Class E                                   68,943               83,942             20,109
    Service and distribution fees-Class F                                        -                    -                  -
    Administration fees                                                          -                    -                  -
    Directors fees and expenses                                             11,175               31,253             11,007
    Custodian                                                              150,642              294,061            141,902
    Transfer agent fees                                                          -                    -                  -
    Audit and tax services                                                  13,475               25,121             12,471
    Legal                                                                    8,173                8,952              3,440
    Printing                                                                46,124               88,657             49,201
    Insurance                                                                4,530                6,129              1,888
    Miscellaneous expenses                                                   2,056                4,034                702
                                                                     -------------         ------------       ------------
        Total Expenses                                                   1,648,192            2,400,132            923,768
    Expense Reductions                                                     (23,285)             (33,252)            (2,331)
    Expense assumed by the Investment
     Adviser                                                                     -                    -                  -
                                                                     -------------         ------------       ------------
    Net Expenses                                                         1,624,907            2,366,880            921,437
                                                                     -------------         ------------       ------------
    Net Income                                                           6,081,624            8,657,806          2,896,038

REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS

    Net realized gain (loss) on
     investments                                                         7,795,344           16,968,217         10,018,772
    Net realized gain (loss) on foreign
     currency transactions                                                     268                  503             (8,081)
    Net realized gain (loss) on options
     transactions                                                                -                    -                  -
    Net realized gain (loss) on futures
     transactions                                                                -                    -                  -
                                                                     -------------         ------------       ------------
      Net realized gain (loss) on investments,
       foreign currency, and futures transactions                        7,795,612           16,968,720         10,010,691

    Net unrealized appreciation (depreciation)
     on investments                                                     (9,468,415)          22,959,574         (4,507,764)
    Net unrealized appreciation (depreciation)
     on foreign currency transactions                                       (1,755)               1,295                364
    Net unrealized appreciation (depreciation)
     on futures transactions                                                     -                    -                  -
                                                                     -------------         ------------       ------------
      Net unrealized gain (loss) on investments,
       foreign currency, and futures transactions                       (9,470,170)          22,960,869         (4,507,400)

    Net gain (loss)                                                     (1,674,558)          39,929,589          5,503,291
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                    4,407,066           48,587,395          8,399,329
                                                                     =============         ============       ============
                                                                                 -                    -                  -
                                                                            48,796               55,953             25,764
                                                                                 -                    -                  -

                                                                      TST TOT RET           TST TOT RET        TST TOT RET
                                                                      30-JUN-2005           30-DEC-2004        30-JUN-2004
                                                                     -------------         ------------       ------------
INVESTMENT INCOME
    Dividend                                                            11,854,554           12,938,350          8,755,747
    Interest                                                            18,060,510           23,614,849         15,440,490
                                                                     -------------         ------------       ------------
                                                                        29,915,064           36,553,199         24,196,237
EXPENSES
    Management fees                                                      6,372,807            8,720,765          5,707,093
    Service and distribution fees-Class B                                        -                    -                  -
    Service and distribution fees-Class E                                        -                    -                  -
    Service and distribution fees-Class F                                        -                    -                  -
    Administration fees                                                          -                    -                  -
    Directors fees and expenses                                             18,572               28,555             19,494
    Custodian                                                               83,722              119,862             71,521
    Transfer agent fees                                                      3,392                5,003              3,354
    Audit and tax services                                                  21,181               31,800             21,327
    Legal                                                                    8,467               10,000              4,691
    Printing                                                                42,025               54,603             24,400
    Insurance                                                               10,223               16,229              4,133
    Miscellaneous expenses                                                   4,721                3,817              9,383
                                                                     -------------         ------------       ------------
        Total Expenses                                                   6,565,110            8,990,634          5,865,396
    Expense Reductions                                                           -                    -                  -
    Expense assumed by the Investment
     Adviser                                                                     -              (1,741)                  -
                                                                     -------------         ------------       ------------
    Net Expenses                                                         6,565,110            8,988,893          5,865,396
                                                                     -------------         ------------       ------------
    Net Income                                                          23,349,954           27,564,306         18,330,841

REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS

    Net realized gain (loss) on
     investments                                                        33,333,707           65,875,810         52,432,142
    Net realized gain (loss) on foreign
     currency transactions                                                 (12,539)               9,902              8,398
    Net realized gain (loss) on options
     transactions                                                                -                    -                  -
    Net realized gain (loss) on futures
     transactions                                                                -                    -                  -
                                                                     -------------         ------------       ------------
      Net realized gain (loss) on investments,
       foreign currency, and futures transactions                       33,321,168           65,885,712         52,440,540
    Net unrealized appreciation (depreciation)
     on investments                                                     86,507,642                    -         58,465,349
    Net unrealized appreciation (depreciation)
     on foreign currency transactions                                         (337)                   -              6,201
    Net unrealized appreciation (depreciation)
     on futures transactions                                                     -                    -                  -
                                                                     -------------         ------------       ------------
      Net unrealized gain (loss) on investments,
       foreign currency, and futures transactions                       86,507,305                    -         58,471,550

    Net gain (loss)                                                    119,828,473           65,885,712        110,912,090

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                  143,178,427           93,450,018        129,242,931
                                                                     =============         ============       ============

                                               1  Net of foreign taxes of $130,451        1   Net of foreign taxes of $78,985
(a)   Reflects the MFS Total Return's proposed investment advisory fee rate.    2  Includes sec. lending inc. $182,102
(b)   Reflects reclassification of certain balances to conform to the MFS Total Return's expense structure.

METROPOLITAN SERIES FUND, INC.
Notes to Pro Forma Combining Financial Statements (Unaudited)

June 30, 2005

1    Description of the Fund

     The MFS Total Return Portfolio ("MFS Total Return") a series of Metropolitan Series Fund, Inc., is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified investment company.

     MFS Total Return consists of four classes of shares, Class A, Class B, Class E and Class F. The classes of shares are identical except that certain additional charges (Rule 12b-1 fees) are made against Class B, Class E and Class F shares.

2    Basis of Combination

     The pro forma statements give effect to the proposed transfer of the assets and stated liabilities of Travelers Series Trust, TST MFS Total Return Portfolio ("TST MFS Total Return") in exchange for shares of MFS Total Return Portfolio at net asset value. Under generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity, MFS Total Return,and the results of operations of MFS Total Return for pre-combination periods will not be restated. The pro forma combined financial statements do not reflect the expenses of either fund in carrying out its obligations under the proposed Agreement and Plan of Reorganization.

     The pro forma unaudited combining statements of assets and liabilities and portfolio of investments reflect the financial position of the TST MFS Total Return and MFS Total Return, as though the reorganization occurred as of June 30, 2005.

     The pro forma unaudited statement of operations reflects the results of operations of each of the merged funds for the period ended June 30, 2005 as though the reorganization occurred as of the beginning of the period.

     The pro forma combining statements should be read in conjunction with the financial statements and financial highlights for the TST MFS Total Return and MFS Total Return, which are incorporated by reference in the Statement of Additional Information.

3    Portfolio Valuation

     Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board. Short term obligations with a remaining maturity of sixty days or less are stated at amortized cost value that approximates fair market value.

     Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the "NOCP"). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day, are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

4    Federal Income Taxes

     Each Fund has elected to be taxed as a regulted investment company. After the acquisition, the MFS Total Return intends to continue to comply with the requirements of the Internal Revenue Code and regulations hereunder applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The tax cost of investments will remain unchanged for the combined fund.

5    Estimates and Assumptions:

     The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                         METROPOLITAN SERIES FUND, INC.

                                     PART C

                                OTHER INFORMATION

Item 15.        Indemnification

        The Registrant is required by Article V of its By-Laws to indemnify or advance expenses to directors and officers (or former directors and officers) to the extent permitted or required by the Maryland General Corporation Law ("MGCL") and, in the case of officers (or former officers), only to the extent specifically authorized by resolution of the Board of Directors. Section 2-418 of the MGCL permits indemnification of a director against judgments, penalties, fines, settlements and reasonable expenses actually incurred by the director in connection with any proceeding to which he has been made a party by reason of service as a director, unless it is established that (i) the director's act or omission was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty; or
(ii) the director actually received an improper personal benefit in money, property or services; or (iii) in the case of a criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful. However, indemnification may not be made in any proceeding by or in the right of the corporation in which the director has been adjudged to be liable to the corporation. In addition, a director may not be indemnified in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the director's official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received. Section 2-418 of the MGCL also requires a corporation, unless limited by its charter, to indemnify a director who has been successful in the defense of a proceeding against reasonable expenses incurred. Reasonable expenses incurred by a director may be paid or reimbursed by a corporation in advance of the final disposition of a proceeding upon the receipt of certain written affirmations and undertakings required by Section 2-418. Unless limited by its directors, a Maryland corporation may indemnify and advance expenses to an officer to the same extent it may indemnify a director, and is required to indemnify an officer to the extent required for a director.

        Notwithstanding the foregoing, Article V of the Registrant's By-Laws provides that nothing contained therein shall be construed to protect any director or officer against any liability to the Registrant or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

        Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16.        Exhibits

     (1)(a) Articles of Incorporation of Registrant, as amended May 23, 1983, are incorporated herein by reference to Post-Effective Amendment No. 17 to the Registrant's Registration Statement filed on April 30, 1996.

        (b) Articles Supplementary of Registrant, dated October 22, 1984, are incorporated herein by reference to Post-Effective Amendment No. 17 to the Registrant's Registration Statement filed on April 30, 1996.

        (c) Articles Supplementary of Registrant, dated May 16, 1986, are incorporated herein by reference to Post-Effective Amendment No. 17 to the Registrant's Registration Statement filed on April 30, 1996.

        (d) Articles Supplementary of Registrant, dated October 6, 1987, are incorporated herein by reference to Post-Effective Amendment No. 17 to the Registrant's Registration Statement filed on April 30, 1996.

        (e) Articles Supplementary of Registrant, dated January 27, 1988, are incorporated herein by reference to Post Effective Amendment No. 41 to the Registrant's Registration Statement filed on April 29, 2005.

        (f) Articles Supplementary of Registrant, dated January 25,1990, are incorporated herein by reference to Post-Effective Amendment No. 17 to the Registrant's Registration Statement filed on April 30, 1996.

        (g) Articles Supplementary of Registrant, dated August 3, 1990, are incorporated herein by reference to Post-Effective Amendment No. 17 to the Registrant's Registration Statement filed on April 30, 1996.

        (h) Articles Supplementary of Registrant, dated December 17, 1996, are incorporated herein by reference to Post-Effective Amendment No. 18 to the Registrant's Registration Statement filed on December 18, 1996.

        (i) Articles Supplementary of Registrant, dated September 9, 1998, are incorporated herein by reference to Post-Effective Amendment No. 23 to the Registrant's Registration Statement filed on January 11, 1999.

        (j) Articles Supplementary of Registrant, dated February 7, 2000, are incorporated herein by reference to Post-Effective Amendment No. 26 to the Registrant's Registration Statement filed on April 6, 2000.

        (k) Articles Supplementary of Registrant, dated November 2, 2000, are incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant's Registration Statement filed on November 30, 2000.

        (l) Articles Supplementary of Registrant, dated February 26, 2001, are incorporated herein by reference to Post-Effective Amendment No. 30 to the Registrant's Registration Statement filed on April 4, 2001.

        (m) Articles Supplementary of Registrant, dated April 26, 2002, are incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant's Registration Statement filed on April 30, 2003.

        (n) Articles Supplementary of Registrant, dated April 18, 2003, are incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant's Registration Statement filed on April 30, 2003.

        (o) Articles Supplementary of Registrant, dated January 30, 2004, are incorporated herein by reference to Post Effective Amendment No. 41 to the Registrant's Registration Statement filed on April 29, 2005.

        (p) Articles Supplementary of Registrant, dated April 22, 2004, are incorporated herein by reference to Post-Effective Amendment No. 38 to the Registrant's Registration Statement filed on April 29, 2004.

        (q) Articles Supplementary of Registrant, dated June 16, 2004, are incorporated herein by reference to Post Effective Amendment No. 41 to the Registrant's Registration Statement filed on April 29, 2005.

        (r) Articles Supplementary of Registrant, dated March 3, 2005, are incorporated herein by reference to Post Effective Amendment No. 41 to the Registrant's Registration Statement filed on April 29, 2005.

        (s) Certificate of Correction of Articles of Amendment, dated December 1, 1983, is incorporated herein by reference to Post Effective Amendment No. 41 to the Registrant's Registration Statement filed on April 29, 2005.

        (t) Articles of Amendment, dated July 30, 1997, are incorporated herein by reference to Post Effective Amendment No. 41 to the Registrant's Registration Statement filed on April 29, 2005.

        (u) Articles of Amendment, dated October 6, 1998, are incorporated herein by reference to Post-Effective Amendment No. 22 to the Registrant's Registration Statement filed on October 6, 1998.

        (v) Articles of Amendment, dated February 2, 1999, are incorporated herein by reference to Post Effective Amendment No. 41 to the Registrant's Registration Statement filed on April 29, 2005.

        (w) Articles of Amendment, dated January 11, 2000, are incorporated herein by reference to Post-Effective Amendment No. 25 to the Registrant's Registration Statement filed on January 19, 2000.

        (x) Articles of Amendment, dated March 5, 2001, are incorporated herein by reference to Post-Effective Amendment No. 30 to the Registrant's Registration Statement filed on April 4, 2001.

        (y) Articles of Amendment, dated April 26, 2002, are incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant's Registration Statement filed on April 30, 2003.

        (z) Articles of Amendment, dated April 18, 2003, are incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant's Registration Statement filed on April 30, 2003.

        (aa) Articles of Amendment, dated December 11, 2003, are incorporated herein by reference to Post-Effective Amendment No. 38 to the Registrant's Registration Statement filed on April 29, 2004.

        (bb) Articles of Amendment, dated April 22, 2004, are incorporated herein by reference to Post-Effective Amendment No. 38 to the Registrant's Registration Statement filed on April 29, 2004.

        (cc) Articles of Amendment dated January 28, 2005, are incorporated herein by reference to Post Effective Amendment No. 41 to the Registrant's Registration Statement filed on April 29, 2005.

     (2)(a) By-Laws of Registrant, as amended January 27, 1988, are incorporated herein by reference to Post-Effective Amendment No. 17 to the Registrant's Registration Statement filed on April 30, 1996.

        (b) Amendment to By-Laws, dated April 24, 1997, is incorporated herein by reference to Post-Effective Amendment No. 20 to the Registrant's Registration Statement filed on April 2, 1998.

        (c) Amended and Restated By-Laws, dated May 8, 2003, are incorporated herein by reference to Post-Effective Amendment No. 36 to the Registrant's Registration Statement filed on February 4, 2004.

     (3)        None.

     (4) Form of Agreement and Plan of Reorganization (filed as Exhibit A to Part A hereof) by and between (i) The Travelers Series Trust (the "Trust"), on behalf of the MFS Total Return Portfolio, a series of the Trust, and (ii) Metropolitan Series Fund, Inc. (the "Registrant"), on behalf of the MFS Total Return Portfolio, a series of the Registrant.

     (5)        None.

     (6)(a) Advisory Agreement relating to MFS Total Return Portfolio is incorporated herein by reference to Post-Effective Amendment No. 33 to this Registration Statement filed on January 17, 2003.

        (b) Subadvisory Agreement relating to MFS Total Return Portfolio is incorporated herein by reference to Post-Effective Amendment No. 33 to this Registration Statement filed on January 17, 2003.

     (7)(a) Distribution Agreement as revised May 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 41 to the Registrant's Registration Statement filed on April 29, 2005.

        (b) Amended and Restated Distribution Agreement as revised May 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 41 to the Registrant's Registration Statement filed on April 29, 2005.

     (8)        None.

     (9)(a) Custodian Agreement with State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 17 to the Registrant's Registration Statement filed on April 30, 1996.

        (b) Revised schedule of remuneration is incorporated herein by reference to Post-Effective Amendment No. 17 to the Registrant's Registration Statement filed on April 30, 1996.

        (c) Amendments to Custodian Agreement are incorporated herein by reference to Post-Effective Amendment No. 17 to the Registrant's Registration Statement filed on April 30, 1996.

        (d) Amendment to Custodian Agreement is incorporated herein by reference to Post-Effective Amendment No. 31 to the Registrant's Registration Statement filed on January 29, 2002.

        (e) Agreement dated October 23, 2002 revising list of funds subject to Custodian Agreement is incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant's Registration Statement filed on April 30, 2003.

        (f) Agreement dated May 30, 2003 revising list of funds subject to Custodian Agreement is incorporated by reference to Post-Effective Amendment No. 38 to the Registrant's Registration Statement filed on April 29, 2004.

    (10)(a) Class B and Class E Distribution Plan as revised May 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 41 to the Registrant's Registration Statement filed on April 29, 2005.

        (b) Class B and Class E Distribution and Services Plan as revised May 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 41 to the Registrant's Registration Statement filed on April 29, 2005.

        (c)     Rule 18f-3 Plan (to be filed by amendment).

        (d)     Class F Distribution Plan (to be filed by amendment).

    (11) Opinion and consent of Ropes & Gray LLP with respect to the legality of the securities being registered (filed herewith).

    (12) Opinion and consent of Sullivan and Worcester LLP on tax matters and consequences to shareholders (to be filed by amendment).

    (13)        None.

    (14)(a) Consent of Deloitte & Touche LLP with respect to MFS Total Return Portfolio of The Travelers Series Trust (filed herewith).

    (14)(b) Consent of Deloitte & Touche LLP with respect to MFS Total Return Portfolio of Metropolitan Series Fund, Inc. (filed herewith).

    (15)        None.

    (16) Powers of Attorney are incorporated herein by reference to Post-Effective Amendment No. 32 to the Registrant's Registration Statement dated April 12, 2002 and to Post-Effective Amendment No. 36 to the Registrant's Registration Statement filed on February 4, 2004.

    (17)        Form of Proxy and Voting Instruction Form (filed herewith).

Item 17.        Undertakings

        (a) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of the Registrant's Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

        (b) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registrant's Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

        (c) The undersigned Registrant agrees to file a post-effective amendment to this Registration Statement which will include the tax opinion required by Item 16.12.

                                   SIGNATURES

        As required by the Securities Act of 1933 this Registration Statement has been signed on behalf of the Registrant in the city of Boston and the Commonwealth of Massachusetts on the 20th day of December, 2005.

                                        Metropolitan Series Fund, Inc.

                                        By: /s/ HUGH MCHAFFIE
                                           -----------------------------------
                                        Hugh McHaffie
                                        President

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and as of the date indicated.


/s/ HUGH MCHAFFIE                    Chairman of the Board;    December 20, 2005
-------------------------------      Chief Executive Officer;
Hugh McHaffie                        President and Director

/s/ H. JESSE ARNELLE*                Director                  December 20, 2005
-------------------------------
H. Jesse Arnelle

/s/ STEVE A. GARBAN*                 Director                  December 20, 2005
-------------------------------
Steve A. Garban

/s/ NANCY HAWTHORNE*                 Director                  December 20, 2005
-------------------------------
Nancy Hawthorne

/s/ JOHN  T. LUDES*                  Director                  December 20, 2005
-------------------------------
John T. Ludes

/s/ MICHAEL S. SCOTT MORTON*         Director                  December 20, 2005
-------------------------------
Michael S. Scott Morton

/s/ TOBY ROSENBLATT*                 Director                  December 20, 2005
-------------------------------
Toby Rosenblatt

/s/ LINDA B. STRUMPF*                Director                  December 20, 2005
-------------------------------
Linda B. Strumpf

/s/ ARTHUR G. TYPERMASS*             Director                  December 20, 2005
-------------------------------
Arthur G. Typermass

/s/ PETER DUFFY                      Treasurer; Principal      December 20, 2005
--------------------------------     Financial and Accounting
Peter Duffy                          Officer

*By:   /s/ THOMAS M. LENZ                                      December 20, 2005
      --------------------------
          Thomas M. Lenz
          Attorney-in-Fact

                                  EXHIBIT INDEX

Exhibit Item
------- -----

(11) Opinion and consent of Ropes & Gray LLP with respect to the legality of the securities being registered.

(14)(a) Consent of Deloitte & Touche LLP with respect to MFS Total Return Portfolio of The Travelers Series Trust.

(14)(b) Consent of Deloitte & Touche LLP with respect to MFS Total Return Portfolio of the Metropolitan Series Fund, Inc.

(17)    Form of Proxy and Voting Instruction Form.